UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive offices)

Trent W. Walker

Treasurer and Principal Financial and Accounting Officer

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: 1-888-877-4626

Date of fiscal year end: March 31

Date of reporting period: March 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Item 1, the companion submission will be identical in all material respects to this initial filing.

Item 1. Reports to Stockholders.

The following are copies of the reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—Asset Allocation Funds

•	PIMCO Funds—Bond Funds

•	PIMCO Funds—Credit Bond Funds

•	PIMCO Funds—Fundamental Index Funds

•	PIMCO Funds—International Bond Funds

•	PIMCO Funds—PIMCO All Asset Fund and PIMCO All Asset All Authority Fund

•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®

•	PIMCO Funds—PIMCO Income Fund

•	PIMCO Funds—PIMCO Low Duration Fund

•	PIMCO Funds—PIMCO Real Return Fund

To be filed under the immediately following companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO Total Return Fund

•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund

•	PIMCO Funds—Real Return Strategy Funds

•	PIMCO Funds—Short Duration Strategy Funds

•	PIMCO Funds—StocksPLUS® Funds

•	PIMCO Funds—Tax-Efficient Strategy Funds

•	PIMCO Funds—PIMCO Unconstrained Bond Fund

•	PIMCO Funds—Private Account Portfolio Series

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

Asset Allocation Funds

PIMCO Multi-Strategy Alternative Fund

PIMCO RealPath™ 2020 Fund

PIMCO RealPath™ 2025 Fund

PIMCO RealPath™ 2030 Fund

PIMCO RealPath™ 2035 Fund

PIMCO RealPath™ 2040 Fund

PIMCO RealPath™ 2045 Fund

PIMCO RealPath™ 2050 Fund

PIMCO RealPath™ 2055 Fund

PIMCO RealPath™ Income Fund

PIMCO Global Multi-Asset Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		17
Benchmark Descriptions		20
Financial Highlights		24
Statements of Assets and Liabilities		40
Consolidated Statement of Assets and Liabilities		44
Statements of Operations		46
Consolidated Statement of Operations		48
Statements of Changes in Net Assets		49
Consolidated Statements of Changes in Net Assets		53
Statement of Cash Flows		54
Notes to Financial Statements		119
Report of Independent Registered Public Accounting Firm		151
Glossary		152
Federal Income Tax Information		153
Management of the Trust		154
Results of Proxy Voting		156
Privacy Policy		157
Approval of Investment Advisory Contract		159

Fund	Fund Summary	Schedule of Investments

PIMCO Multi-Strategy Alternative Fund	6	55
PIMCO RealPath™ 2020 Fund*	7	60
PIMCO RealPath™ 2025 Fund*	8	65
PIMCO RealPath™ 2030 Fund*	9	70
PIMCO RealPath™ 2035 Fund*	10	75
PIMCO RealPath™ 2040 Fund*	11	80
PIMCO RealPath™ 2045 Fund*	12	85
PIMCO RealPath™ 2050 Fund*	13	90
PIMCO RealPath™ 2055 Fund*	14	95
PIMCO RealPath™ Income Fund*	15	99
PIMCO Global Multi-Asset Fund	16	104

* Effective January 16, 2015 the Fund’s name was changed. Prior to January 16, 2015, the Funds’ names were PIMCO RealRetirement® 2020 Fund, PIMCO RealRetirement® 2025 Fund, PIMCO RealRetirement® 2030 Fund, PIMCO RealRetirement® 2035 Fund, PIMCO RealRetirement® 2040 Fund, PIMCO RealRetirement® 2045 Fund, PIMCO RealRetirement® 2050 Fund, PIMCO RealRetirement® 2055 Fund, and PIMCO RealRetirement® Income and Distribution Fund, respectively.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

2	PIMCO ASSET ALLOCATION FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund net assets be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, acquired fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, smaller company risk, leveraging risk, tax risk, subsidiary risk, management risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The PIMCO Multi-Strategy Alternative Fund, PIMCO RealPath™ Funds and PIMCO Global Multi-Asset Fund may invest their respective assets in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, except funds of funds (“Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

The PIMCO RealPathTM Funds are designed to provide investors with a comprehensive retirement solution tailored to the time when they expect to retire and plan to start withdrawing money (the “target date”). Each PIMCO RealPathTM Fund follows a target asset allocation schedule that changes over time to help reduce portfolio risk, increasing its exposure to conservative investments as the target date approaches. The principal value of a Fund is not guaranteed at any time, including the target date. A Fund’s shareholders may experience losses, including losses near, at, or after the target year indicated in the PIMCO RealPathTM Fund’s name.

4	PIMCO ASSET ALLOCATION FUNDS

The geographical classification of foreign securities in this report are classified by the country of incorporation (non-U.S.) of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Multi-Strategy Alternative Fund	12/30/14	12/30/14	12/30/14	—	12/30/14	12/30/14	12/30/14	—
PIMCO RealPathTM 2020 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08
PIMCO RealPathTM 2025 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11
PIMCO RealPathTM 2030 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08
PIMCO RealPathTM 2035 Fund	06/30/11	06/30/11	10/31/11	06/30/11	06/30/11	06/30/11	06/30/11	06/30/11
PIMCO RealPathTM 2040 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08
PIMCO RealPathTM 2045 Fund	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12	02/29/12
PIMCO RealPathTM 2050 Fund	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08
PIMCO RealPathTM 2055 Fund	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14	12/31/14
PIMCO RealPathTM Income	03/31/08	03/31/08	10/31/11	06/30/08	03/31/08	03/31/08	07/31/08	07/31/08
PIMCO Global Multi-Asset Fund	10/29/08	10/29/08	10/29/08	10/14/11	10/29/08	10/29/08	10/29/08	10/29/08

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	5

PIMCO Multi-Strategy Alternative Fund

Institutional Class - PXAIX	Class A - PXAAX
Class P - PXAPX	Class C - PXACX
Class D - PXADX

Allocation Breakdown†
Mutual Funds	80.3%
Short-Term Instruments‡	18.1%
Exchange-Traded Funds	1.6%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2015
Fund Inception (12/30/14)
PIMCO Multi-Strategy Alternative Fund Institutional	0.50%
PIMCO Multi-Strategy Alternative Fund Class P	0.60%
PIMCO Multi-Strategy Alternative Fund Class D	0.40%
PIMCO Multi-Strategy Alternative Fund Class A	0.60%
PIMCO Multi-Strategy Alternative Fund Class A (adjusted)	-3.18%
PIMCO Multi-Strategy Alternative Fund Class C	0.30%
PIMCO Multi-Strategy Alternative Fund Class C (adjusted)	-0.70%
3 Month USD LIBOR Index	0.06%
Alternative Multi-Strategy Funds Average	1.22%*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 2.28% for Institutional Class shares, 2.38% for Class P shares, 2.68% for Class D shares, 2.68% for Class A shares and 3.43% for Class C shares.

Portfolio Insights

»

The PIMCO Multi-Strategy Alternative Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in multiple alternative strategies, which may be represented by a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards or derivatives, such as options, future contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will invest in such funds, securities, instruments and other investments to the extent permitted under the 1940 Act, or any exemptive relief therefrom.

»	The Fund commenced operations on December 30, 2014.

»

Allocations to absolute return fixed income strategies, achieved primarily through the PIMCO Credit Absolute Return Fund and PIMCO Mortgage Opportunities Fund, benefited performance as these Underlying PIMCO Funds gained in value during the reporting period.

»

Allocations to equity market neutral strategies, via total return swaps that replicate index exposure, detracted from performance as the Enhanced RAFI® U.S. Large Index underperformed the S&P 500 Index and the RAFI® Country Neutral L/S Global Index posted negative performance during the reporting period.

»

Allocations to equity long/short strategies, achieved primarily through the PIMCO EqS® Long/Short Fund and the PIMCO Worldwide Long/Short Fundamental Strategy Fund, benefited performance as these Underlying PIMCO Funds gained in value during the reporting period.

»

Allocations to managed futures strategies, achieved primarily through the PIMCO TRENDS Managed Futures Strategy Fund, benefited performance as this Underlying PIMCO Fund gained in value during the reporting period.

6	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealPath™ 2020 Fund

Institutional Class - PRWIX	Class A - PTYAX
Class P - PTYPX	Class C - PTYCX
Administrative Class - PFNAX	Class R - PTYRX
Class D - PTYDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

PIMCO Total Return Fund	16.7%
Exchange-Traded Funds	8.6%
PIMCO StocksPLUS® Fund	8.4%
PIMCO Real Return Fund	8.3%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	7.7%
PIMCO Long Duration Total Return Fund	6.7%
Short-Term Instruments‡	5.8%
PIMCO Real Return Asset Fund	5.6%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	5.2%
Other	27.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealPath™ 2020 Fund Institutional Class	5.54%	5.63%	4.40%
PIMCO RealPath™ 2020 Fund Class P	5.53%	5.55%	4.32%
PIMCO RealPath™ 2020 Fund Administrative Class	5.30%	5.39%	4.16%
PIMCO RealPath™ 2020 Fund Class D	5.04%	5.10%	3.85%
PIMCO RealPath™ 2020 Fund Class A	5.06%	5.10%	3.83%
PIMCO RealPath™ 2020 Fund Class A (adjusted)	-0.68%	3.92%	2.99%
PIMCO RealPath™ 2020 Fund Class C	4.26%	4.34%	3.09%
PIMCO RealPath™ 2020 Fund Class C (adjusted)	3.27%	4.34%	3.09%
PIMCO RealPath™ 2020 Fund Class R	4.73%	4.85%	3.60%
Real Return Target 2020 Index™	2.59%	5.64%	3.86%
Lipper Mixed-Asset Target 2020 Funds Average	5.21%	7.57%	4.92%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.13% for Institutional Class shares, 1.23% for Class P shares, 1.38% for Administrative Class shares, 1.63% for Class D shares, 1.63% for Class A shares, 2.38% for Class C shares and 1.88% for Class R shares.

Portfolio Insights

»

The PIMCO RealPath™ 2020 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath™ Fund’s name.

»	Prior to January 16, 2015, the PIMCO RealPath™ 2020 Fund was named the PIMCO RealRetirement® 2020 Fund.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited absolute performance as the asset class posted positive returns over the reporting period.

»	An overweight to U.S. fixed income securities over most of the reporting period benefited performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as the asset class posted positive returns over the reporting period.

»	Exposure to commodities detracted from absolute performance as commodities posted negative returns over the reporting period.

»	An underweight to high yield bonds for most of the reporting period detracted from performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO RealPath™ 2025 Fund

Institutional Class - PENTX	Class A - PENZX
Class P - PENPX	Class C - PENWX
Administrative Class - PENMX	Class R - PENRX
Class D - PENDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Exchange-Traded Funds	10.7%
PIMCO StocksPLUS® Fund	10.4%
Short-Term Instruments‡	7.8%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	7.8%
PIMCO Total Return Fund	7.5%
PIMCO High Yield Fund	7.2%
PIMCO Long Duration Total Return Fund	6.8%
PIMCO Real Return Fund	5.7%
PIMCO Real Return Asset Fund	5.6%
PIMCO RealEstateRealReturn Strategy Fund	5.3%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	5.0%
Other	20.2%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (06/30/11)
PIMCO RealPath™ 2025 Fund Institutional Class	5.67%	4.93%
PIMCO RealPath™ 2025 Fund Class P	5.58%	4.83%
PIMCO RealPath™ 2025 Fund Administrative Class	5.42%	4.67%
PIMCO RealPath™ 2025 Fund Class D	5.16%	4.43%
PIMCO RealPath™ 2025 Fund Class A	5.23%	4.46%
PIMCO RealPath™ 2025 Fund Class A (adjusted)	-0.52%	2.90%
PIMCO RealPath™ 2025 Fund Class C	4.44%	3.66%
PIMCO RealPath™ 2025 Fund Class C (adjusted)	3.46%	3.66%
PIMCO RealPath™ 2025 Fund Class R	4.88%	4.15%
Real Return Target 2025 Index™	2.54%	3.95%
Lipper Mixed-Asset Target 2025 Funds Average	5.72%	7.77%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.19% for Institutional Class shares, 1.29% for Class P shares, 1.44% for Administrative Class shares, 1.69% for Class D shares, 1.69% for Class A shares, 2.44% for Class C shares and 1.94% for Class R shares.

Portfolio Insights

»

The PIMCO RealPath™ 2025 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath™ Fund’s name.

»	Prior to January 16, 2015, the PIMCO RealPath™ 2025 Fund was named the PIMCO RealRetirement® 2025 Fund.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited absolute performance as the asset class posted positive returns over the reporting period.

»	An overweight to U.S. fixed income securities over most of the reporting period benefited performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as the asset class posted positive returns over the reporting period.

»	Exposure to commodities detracted from absolute performance as commodities posted negative returns over the reporting period.

»	An underweight to high yield bonds over most of the reporting period detracted from performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

8	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealPath™ 2030 Fund

Institutional Class - PRLIX	Class A - PEHAX
Class P - PEHPX	Class C - PEHCX
Administrative Class - PNLAX	Class R - PEHRX
Class D - PEHDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Exchange-Traded Funds	14.1%
PIMCO StocksPLUS® Fund	12.0%
Short-Term Instruments‡	9.0%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	8.5%
PIMCO RealEstateRealReturn Strategy Fund	7.7%
PIMCO High Yield Fund	7.0%
PIMCO Real Return Asset Fund	5.6%
PIMCO Long Duration Total Return Fund	5.4%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	5.1%
PIMCO Emerging Markets Bond Fund	5.1%
Other	20.5%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealPath™ 2030 Fund Institutional Class	5.81%	6.39%	4.45%
PIMCO RealPath™ 2030 Fund Class P	5.65%	6.31%	4.37%
PIMCO RealPath™ 2030 Fund Administrative Class	5.55%	6.14%	4.20%
PIMCO RealPath™ 2030 Fund Class D	5.31%	5.83%	3.88%
PIMCO RealPath™ 2030 Fund Class A	5.31%	5.84%	3.88%
PIMCO RealPath™ 2030 Fund Class A (adjusted)	-0.51%	4.65%	3.05%
PIMCO RealPath™ 2030 Fund Class C	4.58%	5.06%	3.13%
PIMCO RealPath™ 2030 Fund Class C (adjusted)	3.60%	5.06%	3.13%
PIMCO RealPath™ 2030 Fund Class R	4.99%	5.55%	3.61%
Real Return Target 2030 Index™	2.41%	6.25%	3.65%
Lipper Mixed-Asset Target 2030 Funds Average	6.02%	8.87%	5.50%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.22% for Institutional Class shares, 1.32% for Class P shares, 1.47% for Administrative Class shares, 1.72% for Class D shares, 1.72% for Class A shares, 2.47% for Class C shares and 1.97% for Class R shares.

Portfolio Insights

»

The PIMCO RealPath™ 2030 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath™ Fund’s name.

»	Prior to January 16, 2015, the PIMCO RealPath™ 2030 Fund was named the PIMCO RealRetirement® 2030 Fund.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date.

»	Exposure to U.S. large cap equities benefited absolute performance as the asset class posted positive returns over the reporting period.

»	An overweight to U.S. fixed income securities over most of the reporting period benefited performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as the asset class posted positive returns over the reporting period.

»	Exposure to commodities detracted from absolute performance as commodities posted negative returns over the reporting period.

»	An underweight to high yield bonds over most of the reporting period detracted from performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO RealPath™ 2035 Fund

Institutional Class - PIVIX	Class A - PIVAX
Class P - PIVPX	Class C - PIVWX
Administrative Class - PIVNX	Class R - PIVSX
Class D - PIVDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Exchange-Traded Funds	17.6%
PIMCO StocksPLUS® Fund	13.8%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	11.0%
Short-Term Instruments‡	9.7%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	7.7%
PIMCO RealEstateRealReturn Strategy Fund	7.2%
PIMCO Emerging Markets Bond Fund	5.1%
Other	27.9%

† % of Investments, at value as of 03/31/15

‡ Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (06/30/11)
PIMCO RealPath™ 2035 Fund Institutional Class	6.27%	5.96%
PIMCO RealPath™ 2035 Fund Class P	6.19%	5.86%
PIMCO RealPath™ 2035 Fund Administrative Class	6.03%	5.69%
PIMCO RealPath™ 2035 Fund Class D	5.74%	5.42%
PIMCO RealPath™ 2035 Fund Class A	5.65%	5.43%
PIMCO RealPath™ 2035 Fund Class A (adjusted)	-0.18%	3.86%
PIMCO RealPath™ 2035 Fund Class C	4.99%	4.64%
PIMCO RealPath™ 2035 Fund Class C (adjusted)	4.00%	4.64%
PIMCO RealPath™ 2035 Fund Class R	5.51%	5.19%
Real Return Target 2035 Index™	2.21%	4.30%
Lipper Mixed-Asset Target 2035 Funds Average	6.47%	8.87%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.24% for Institutional Class shares, 1.34% for Class P shares, 1.49% for Administrative Class shares, 1.74% for Class D shares, 1.74% for Class A shares, 2.49% for Class C shares and 1.99% for Class R shares.

Portfolio Insights

»

The PIMCO RealPath™ 2035 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath™ Fund’s name.

»	Prior to January 16, 2015, the PIMCO RealPath™ 2035 Fund was named the PIMCO RealRetirement® 2035 Fund.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date.

»	Exposure to U.S. large cap equities benefited absolute performance as the asset class posted positive returns over the reporting period.

»	An overweight to U.S. fixed income securities over most of the reporting period benefited performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as the asset class posted positive returns over the reporting period.

»	Exposure to commodities detracted from absolute performance as commodities posted negative returns over the reporting period.

»	An underweight to high yield bonds over most of the reporting period detracted from performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

10	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealPath™ 2040 Fund

Institutional Class - PROIX	Class A - POFAX
Class P - POFPX	Class C - POFCX
Administrative Class - PEOAX	Class R - POFRX
Class D - POFDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Exchange-Traded Funds	18.1%
PIMCO StocksPLUS® Fund	16.7%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	11.1%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	10.3%
Short-Term Instruments‡	8.1%
PIMCO RealEstateRealReturn Strategy Fund	7.3%
Other	28.4%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealPath™ 2040 Fund Institutional Class	6.15%	7.39%	5.15%
PIMCO RealPath™ 2040 Fund Class P	6.05%	7.35%	5.28%
PIMCO RealPath™ 2040 Fund Administrative Class	6.03%	7.12%	4.90%
PIMCO RealPath™ 2040 Fund Class D	5.66%	6.85%	4.60%
PIMCO RealPath™ 2040 Fund Class A	5.66%	6.86%	4.59%
PIMCO RealPath™ 2040 Fund Class A (adjusted)	-0.13%	5.66%	3.75%
PIMCO RealPath™ 2040 Fund Class C	4.86%	6.04%	3.82%
PIMCO RealPath™ 2040 Fund Class C (adjusted)	3.86%	6.04%	3.82%
PIMCO RealPath™ 2040 Fund Class R	5.34%	6.53%	4.33%
Real Return Target 2040 Index™	2.05%	7.03%	3.55%
Lipper Mixed-Asset Target 2040 Funds Average	6.60%	9.60%	5.79%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.25% for Institutional Class shares, 1.35% for Class P shares, 1.50% for Administrative Class shares, 1.75% for Class D shares, 1.75% for Class A shares, 2.50% for Class C shares and 2.00% for Class R shares.

Portfolio Insights

»

The PIMCO RealPath™ 2040 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath™ Fund’s name.

»	Prior to January 16, 2015, the PIMCO RealPath™ 2040 Fund was named the PIMCO RealRetirement® 2040 Fund.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date.

»	Exposure to U.S. large cap equities benefited absolute performance as the asset class posted positive returns over the reporting period.

»	An overweight to U.S. fixed income securities over most of the reporting period benefited performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as the asset class posted positive returns over the reporting period.

»	Exposure to commodities detracted from absolute performance as commodities posted negative returns over this period.

»	An underweight to high yield bonds over most of the reporting period detracted from performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

ANNUAL REPORT	MARCH 31, 2015	11

PIMCO RealPath™ 2045 Fund

Institutional Class - PFZIX	Class A - PFZAX
Class P - PFZPX	Class C - PFZCX
Administrative Class - PFZMX	Class R - PFZRX
Class D - PFZDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Exchange-Traded Funds	20.7%
PIMCO StocksPLUS® Fund	16.6%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	12.5%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	10.2%
Short-Term Instruments‡	8.3%
PIMCO RealEstateRealReturn Strategy Fund	7.6%
Other	24.1%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (02/29/12)
PIMCO RealPath™ 2045 Fund Institutional Class	5.87%	7.95%
PIMCO RealPath™ 2045 Fund Class P	5.68%	7.82%
PIMCO RealPath™ 2045 Fund Administrative Class	5.53%	7.66%
PIMCO RealPath™ 2045 Fund Class D	5.39%	7.44%
PIMCO RealPath™ 2045 Fund Class A	5.41%	7.44%
PIMCO RealPath™ 2045 Fund Class A (adjusted)	-0.38%	5.49%
PIMCO RealPath™ 2045 Fund Class C	4.51%	6.61%
PIMCO RealPath™ 2045 Fund Class C (adjusted)	3.53%	6.61%
PIMCO RealPath™ 2045 Fund Class R	5.03%	7.13%
Real Return Target 2045 Index™	1.98%	6.58%
Lipper Mixed-Asset Target 2045 Funds Average	6.75%	11.17%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.25% for Institutional Class shares, 1.35% for Class P shares, 1.50% for Administrative Class shares, 1.75% for Class D shares, 1.75% for Class A shares, 2.50% for Class C shares and 2.00% for Class R shares.

Portfolio Insights

»

The PIMCO RealPath™ 2045 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath™ Fund’s name.

»	Prior to January 16, 2015, the PIMCO RealPath™ 2045 Fund was named the PIMCO RealRetirement® 2045 Fund.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date.

»	Exposure to U.S. large cap equities benefited absolute performance as the asset class posted positive returns over the reporting period.

»	An overweight to U.S. fixed income securities over most of the reporting period benefited performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as the asset class posted positive returns over the reporting period.

»	Exposure to commodities detracted from absolute performance as commodities posted negative returns over the reporting period.

»	An underweight to high yield bonds over most of the reporting period detracted from performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

12	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealPath™ 2050 Fund

Institutional Class - PRMIX	Class A - PFYAX
Class P - PFYPX	Class C - PFYCX
Administrative Class - POTAX	Class R - PFYRX
Class D - PFYDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Exchange-Traded Funds	21.7%
PIMCO StocksPLUS® Fund	18.6%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	12.2%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	10.1%
Short-Term Instruments‡	8.6%
PIMCO RealEstateRealReturn Strategy Fund	7.1%
Other	21.7%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealPath™ 2050 Fund Institutional Class	6.46%	7.29%	5.28%
PIMCO RealPath™ 2050 Fund Class P	6.26%	7.25%	5.42%
PIMCO RealPath™ 2050 Fund Administrative Class	6.24%	6.99%	5.02%
PIMCO RealPath™ 2050 Fund Class D	5.79%	6.68%	4.68%
PIMCO RealPath™ 2050 Fund Class A	5.90%	6.73%	4.72%
PIMCO RealPath™ 2050 Fund Class A (adjusted)	0.05%	5.53%	3.88%
PIMCO RealPath™ 2050 Fund Class C	5.12%	5.92%	3.94%
PIMCO RealPath™ 2050 Fund Class C (adjusted)	4.12%	5.92%	3.94%
PIMCO RealPath™ 2050 Fund Class R±	5.48%	6.41%	4.45%
Real Return Target 2050 Index™±	2.04%	7.72%	3.80%
Lipper Mixed-Asset Target 2050 Funds Average	6.92%	9.84%	6.03%

All Fund returns are net of fees and expenses.

± Prior to December 31, 2014, the Fund’s primary benchmark was the Real Return Target 40+ Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.26% for Institutional Class shares, 1.36% for Class P shares, 1.51% for Administrative Class shares, 1.76% for Class D shares, 1.76% for Class A shares, 2.51% for Class C shares and 2.01% for Class R shares.

Portfolio Insights

»

The PIMCO RealPath™2050 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath™ Fund’s name.

»	Prior to January 16, 2015, the PIMCO RealPath™ 2050 Fund was named the PIMCO RealRetirement® 2050 Fund.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date.

»	Exposure to U.S. large cap equities benefited absolute performance as the asset class posted positive returns over the reporting period.

»	An overweight to U.S. fixed income securities over most of the period benefited performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance as the asset class posted positive returns over the reporting period.

»	Exposure to commodities detracted from absolute performance as commodities posted negative returns over the reporting period.

»	An underweight to high yield bonds detracted from performance relative to PIMCO’s glide path as the asset class posted positive returns over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	13

PIMCO RealPath™ 2055 Fund

Institutional Class - PRQIX	Class A - PQRAX
Class P - PQRPX	Class C - PQRCX
Class D - PQRDX	Class R - PQRRX

Allocation Breakdown†
Exchange-Traded Funds	21.3%
PIMCO StocksPLUS® Fund	18.0%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	13.6%
PIMCO Small Cap StocksPLUS® AR Strategy Fund	10.3%
PIMCO RealEstateRealReturn Strategy Fund	7.0%
Short-Term Instruments‡	6.6%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	5.2%
Other	18.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended March 31, 2015
Fund Inception (12/31/14)
PIMCO RealPath™ 2055 Fund Institutional	3.20%
PIMCO RealPath™ 2055 Fund Class P	3.10%
PIMCO RealPath™ 2055 Fund Administrative	3.10%
PIMCO RealPath™ 2055 Fund Class D	3.10%
PIMCO RealPath™ 2055 Fund Class A	3.10%
PIMCO RealPath™ 2055 Fund Class A (adjusted)	-2.55%
PIMCO RealPath™ 2055 Fund Class C	2.90%
PIMCO RealPath™ 2055 Fund Class C (adjusted)	1.90%
PIMCO RealPath™ 2055 Fund Class R	3.00%
Real Return Target 40+ Index	1.52%
Lipper Mixed-Asset Target 2055+ Funds Average	2.75%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.30% for Institutional Class shares, 1.40% for Class P shares, 1.55% for Administrative Class shares, 1.21% for Class D shares, 1.80% for Class A shares, 2.55% for Class C shares and 2.05% for Class R shares.

Portfolio Insights

»

The PIMCO RealPath™ 2055 Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The primary difference between the PIMCO RealPath™ Funds is their asset allocation, which varies depending on the number of years left until the “self-elected” year of retirement indicated in the PIMCO RealPath™ Fund’s name.

»	The Fund commenced operations on December 30, 2014. Prior to December 30, 2014, the PIMCO RealPath™ 2055 Fund was named the PIMCO RealRetirement® 2055 Fund.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may adjust the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becsoming more conservative as the Fund approaches the target date.

»	Exposure to U.S. large cap equities benefited absolute performance as the asset class posted positive returns over the reporting period.

»

An overweight to longer-dated U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited performance relative to PIMCO’s glide path as the asset class posted positive returns over the reporting period.

»	Exposure to emerging market equities benefited absolute performance as the asset class posted positive returns over the reporting period.

»	Exposure to commodities detracted from absolute performance as commodities posted negative returns over the reporting period.

»	An underweight to high yield bonds detracted from performance relative to PIMCO’s glide path as the asset class posted positive returns over the reporting period.

14	PIMCO ASSET ALLOCATION FUNDS

PIMCO RealPath™ Income Fund

Institutional Class - PRIEX	Class A - PTNAX
Class P - PTNPX	Class C - PTNCX
Administrative Class - PRNAX	Class R - PTNRX
Class D - PTNDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

PIMCO Total Return Fund	16.6%
PIMCO Real Return Fund	11.4%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	10.1%
PIMCO StocksPLUS® Fund	8.9%
Short-Term Instruments‡	7.4%
PIMCO Long Duration Total Return Fund	6.3%
Exchange-Traded Funds	6.2%
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5.7%
PIMCO Real Return Asset Fund	5.6%
Other	21.8%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (03/31/08)
PIMCO RealPath™ Income Fund Institutional Class	5.27%	5.81%	5.00%
PIMCO RealPath™ Income Fund Class P	5.21%	5.70%	4.89%
PIMCO RealPath™ Income Fund Administrative Class	5.02%	5.52%	4.73%
PIMCO RealPath™ Income Fund Class D	4.80%	5.26%	4.43%
PIMCO RealPath™ Income Fund Class A	4.74%	5.27%	4.44%
PIMCO RealPath™ Income Fund Class A (adjusted)	-1.06%	4.08%	3.60%
PIMCO RealPath™ Income Fund Class C	4.03%	4.47%	3.66%
PIMCO RealPath™ Income Fund Class C (adjusted)	3.04%	4.47%	3.66%
PIMCO RealPath™ Income Fund Class R	4.49%	4.98%	4.16%
Real Return Target Today Index	2.26%	5.46%	4.00%
Lipper Mixed-Asset Target Today Funds Average	4.15%	5.60%	4.60%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.06% for Institutional Class shares, 1.16% for Class P shares, 1.31% for Administrative Class shares, 1.56% for Class D shares, 1.56% for Class A shares, 2.31% for Class C shares and 1.81% for Class R shares.

Portfolio Insights

»

The PIMCO RealPath™ Income Fund seeks to maximize real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, Fixed Income Instruments of varying maturities, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Unlike the other PIMCO RealPath™ Funds, the Fund does not include a “self-elected” year of retirement in its name because the Fund is managed for shareholders who are retired or about to retire soon and are more focused on preservation of capital and withdrawing portions of their investments.

»	Prior to January 16, 2015, the PIMCO RealPath™ Income Fund was named the PIMCO RealRetirement® Income and Distribution Fund.

»

The Fund’s target allocation is based on a “glide path” developed by PIMCO, meaning PIMCO may vary the Fund’s actual asset allocation exposures based on PIMCO’s real-time views of perceived risks and opportunities. The target allocations change over time, generally becoming more conservative as the Fund approaches the target date and beyond.

»	Exposure to U.S. large cap equities benefited absolute performance as the asset class posted positive returns over the reporting period.

»	An overweight to U.S. fixed income securities over most of 2014 benefited performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (TIPS) benefited absolute performance as the asset class posted positive returns over the reporting period.

»	Exposure to commodities detracted from absolute performance as commodities posted negative returns over the reporting period.

»	An underweight to U.S. large cap stocks detracted from performance relative to PIMCO’s glide path as the asset class posted positive returns over the reporting period.

»

An underweight to high yield bonds over the last three months of the reporting period detracted from performance relative to PIMCO’s glide path as the asset class posted positive returns over this period.

ANNUAL REPORT	MARCH 31, 2015	15

PIMCO Global Multi-Asset Fund

Institutional Class - PGAIX	Class A - PGMAX
Class P - PGAPX	Class C - PGMCX
Administrative - PGAAX	Class R - PGMRX
Class D - PGMDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Mutual Funds	35.2%
Sovereign Issues	15.6%
U.S. Treasury Obligations	12.3%
Short-Term Instruments‡	11.4%
Common Stocks	9.5%
Corporate Bonds & Notes	8.4%
Exchange-Traded Funds	5.6%
Other	2.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (10/29/08)
PIMCO Global Multi-Asset Fund Institutional Class	11.10%	4.18%	6.55%
PIMCO Global Multi-Asset Fund Class P	11.05%	4.10%	6.45%
PIMCO Global Multi-Asset Fund Administrative Class	10.84%	3.90%	6.23%
PIMCO Global Multi-Asset Fund Class D	10.48%	3.57%	5.93%
PIMCO Global Multi-Asset Fund Class A	10.48%	3.59%	5.93%
PIMCO Global Multi-Asset Fund Class A (adjusted)	4.37%	2.42%	5.30%
PIMCO Global Multi-Asset Fund Class C	9.73%	2.81%	5.16%
PIMCO Global Multi-Asset Fund Class C (adjusted)	8.73%	2.81%	5.16%
PIMCO Global Multi-Asset Fund Class R	10.24%	3.32%	5.67%
MSCI All Country World Index	5.42%	8.99%	12.72%
MSCI World Index±	6.03%	10.01%	12.75%
60% MSCI All Country World Index/40% Barclays Global Aggregate USD Hedged	6.30%	7.52%	10.09%
1 Month LIBOR +5%±±	5.16%	5.22%	5.30%
Lipper Alternative Global Macro Funds Average	1.36%	4.26%	7.28%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2008.

± Prior to September 30, 2014, the Fund’s primary benchmark was the MSCI World Index.

±± Prior to September 30, 2014, the Fund’s Secondary benchmark was the 1 Month LIBOR +5% Index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.50% for Institutional Class shares, 1.60% for Class P shares, 1.75% for Administrative Class shares, 2.10% for Class D shares, 2.10% for Class A shares, 2.85% for Class C shares and 2.35% for Class R shares.

Portfolio Insights

»

The PIMCO Global Multi-Asset Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Barclays Global Aggregate Index (USD Hedged), by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to U.S. equities benefited performance as the S&P 500 Index posted positive returns during the reporting period.

»	Allocations to emerging markets equities in Asia benefited performance as these securities generally gained in value during the reporting period.

»	Exposure to Japanese equities benefited performance as these securities generally posted positive returns over the reporting period.

»	Exposure to Real Estate Investment Trusts (“REITs”), mostly in the first four months of the reporting period, benefited performance as REITs gained in value during this period.

»

Short exposure to Japanese duration (or sensitivity to changes in market interest rates) in the first half of the reporting period detracted from performance as Japanese government bond yields declined during this period.

»	An underweight to the longer-term portion of the core Eurozone yield curve throughout the reporting period detracted from performance as longer-term yields fell.

16	PIMCO ASSET ALLOCATION FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Multi-Strategy Alternative Fund(a)
Institutional Class	$1,000.00	$1,005.00	$0.90	$1,000.00	$1,023.14	$1.82	0.36%
Class P	1,000.00	1,006.00	1.15	1,000.00	1,022.64	2.32	0.46
Class D	1,000.00	1,004.00	1.90	1,000.00	1,021.14	3.83	0.76
Class A	1,000.00	1,006.00	1.90	1,000.00	1,021.14	3.83	0.76
Class C	1,000.00	1,003.00	3.77	1,000.00	1,017.40	7.59	1.51
PIMCO RealPath™ 2020 Fund
Institutional Class	$1,000.00	$1,031.20	$0.51	$1,000.00	$1,024.43	$0.50	0.10%
Class P	1,000.00	1,031.40	1.01	1,000.00	1,023.93	1.01	0.20
Administrative Class	1,000.00	1,029.20	1.77	1,000.00	1,023.19	1.77	0.35
Class D	1,000.00	1,028.60	3.03	1,000.00	1,021.94	3.02	0.60
Class A	1,000.00	1,028.80	3.03	1,000.00	1,021.94	3.02	0.60
Class C	1,000.00	1,024.30	6.81	1,000.00	1,018.20	6.79	1.35
Class R	1,000.00	1,026.90	4.30	1,000.00	1,020.69	4.28	0.85

ANNUAL REPORT	MARCH 31, 2015	17

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealPath™ 2025 Fund
Institutional Class	$1,000.00	$1,032.00	$0.61	$1,000.00	$1,024.33	$0.61	0.12%
Class P	1,000.00	1,031.50	1.11	1,000.00	1,023.83	1.11	0.22
Administrative Class	1,000.00	1,030.70	1.87	1,000.00	1,023.09	1.87	0.37
Class D	1,000.00	1,030.30	3.14	1,000.00	1,021.84	3.13	0.62
Class A	1,000.00	1,030.10	3.14	1,000.00	1,021.84	3.13	0.62
Class C	1,000.00	1,026.60	6.92	1,000.00	1,018.10	6.89	1.37
Class R	1,000.00	1,028.60	4.40	1,000.00	1,020.59	4.38	0.87
PIMCO RealPath™ 2030 Fund
Institutional Class	$1,000.00	$1,032.40	$0.66	$1,000.00	$1,024.28	$0.66	0.13%
Class P	1,000.00	1,032.50	1.17	1,000.00	1,023.78	1.16	0.23
Administrative Class	1,000.00	1,032.30	1.93	1,000.00	1,023.04	1.92	0.38
Class D	1,000.00	1,029.80	3.19	1,000.00	1,021.79	3.18	0.63
Class A	1,000.00	1,031.10	3.19	1,000.00	1,021.79	3.18	0.63
Class C	1,000.00	1,027.30	6.98	1,000.00	1,018.05	6.94	1.38
Class R	1,000.00	1,028.00	4.45	1,000.00	1,020.54	4.43	0.88
PIMCO RealPath™ 2035 Fund
Institutional Class	$1,000.00	$1,036.70	$0.71	$1,000.00	$1,024.23	$0.71	0.14%
Class P	1,000.00	1,036.40	1.22	1,000.00	1,023.73	1.21	0.24
Administrative Class	1,000.00	1,036.50	1.98	1,000.00	1,022.99	1.97	0.39
Class D	1,000.00	1,033.90	3.25	1,000.00	1,021.74	3.23	0.64
Class A	1,000.00	1,034.10	3.25	1,000.00	1,021.74	3.23	0.64
Class C	1,000.00	1,030.00	7.03	1,000.00	1,018.00	6.99	1.39
Class R	1,000.00	1,033.40	4.51	1,000.00	1,020.49	4.48	0.89
PIMCO RealPath™ 2040 Fund
Institutional Class	$1,000.00	$1,039.30	$0.71	$1,000.00	$1,024.23	$0.71	0.14%
Class P	1,000.00	1,038.80	1.22	1,000.00	1,023.73	1.21	0.24
Administrative Class	1,000.00	1,038.00	1.98	1,000.00	1,022.99	1.97	0.39
Class D	1,000.00	1,036.80	3.25	1,000.00	1,021.74	3.23	0.64
Class A	1,000.00	1,036.80	3.25	1,000.00	1,021.74	3.23	0.64
Class C	1,000.00	1,033.40	7.05	1,000.00	1,018.00	6.99	1.39
Class R	1,000.00	1,034.90	4.52	1,000.00	1,020.49	4.48	0.89
PIMCO RealPath™ 2045 Fund
Institutional Class	$1,000.00	$1,037.10	$0.76	$1,000.00	$1,024.18	$0.76	0.15%
Class P	1,000.00	1,036.60	1.27	1,000.00	1,023.68	1.26	0.25
Administrative Class	1,000.00	1,035.80	2.03	1,000.00	1,022.94	2.02	0.40
Class D	1,000.00	1,034.60	3.30	1,000.00	1,021.69	3.28	0.65
Class A	1,000.00	1,035.00	3.30	1,000.00	1,021.69	3.28	0.65
Class C	1,000.00	1,030.60	7.09	1,000.00	1,017.95	7.04	1.40
Class R	1,000.00	1,033.10	4.56	1,000.00	1,020.44	4.53	0.90
PIMCO RealPath™ 2050 Fund
Institutional Class	$1,000.00	$1,040.20	$0.92	$1,000.00	$1,024.03	$0.91	0.18%
Class P	1,000.00	1,038.60	1.42	1,000.00	1,023.54	1.41	0.28
Administrative Class	1,000.00	1,039.00	2.19	1,000.00	1,022.79	2.17	0.43
Class D	1,000.00	1,036.50	3.45	1,000.00	1,021.54	3.43	0.68
Class A	1,000.00	1,038.00	3.46	1,000.00	1,021.54	3.43	0.68
Class C	1,000.00	1,033.80	7.25	1,000.00	1,017.80	7.19	1.43
Class R	1,000.00	1,035.00	4.72	1,000.00	1,020.29	4.68	0.93

18	PIMCO ASSET ALLOCATION FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO RealPath™ 2055 Fund(b)
Institutional Class	$1,000.00	$1,032.00	$0.45	$1,000.00	$1,024.03	$0.91	0.18%
Class P	1,000.00	1,031.00	0.69	1,000.00	1,023.54	1.41	0.28
Administrative Class	1,000.00	1,031.00	1.06	1,000.00	1,022.79	2.17	0.43
Class D	1,000.00	1,031.00	1.68	1,000.00	1,021.54	3.43	0.68
Class A	1,000.00	1,031.00	1.68	1,000.00	1,021.54	3.43	0.68
Class C	1,000.00	1,029.00	3.54	1,000.00	1,017.80	7.19	1.43
Class R	1,000.00	1,030.00	2.30	1,000.00	1,020.29	4.68	0.93
PIMCO RealPath™ Income Fund
Institutional Class	$1,000.00	$1,027.20	$0.20	$1,000.00	$1,024.73	$0.20	0.04%
Class P	1,000.00	1,027.10	0.71	1,000.00	1,024.23	0.71	0.14
Administrative Class	1,000.00	1,025.90	1.46	1,000.00	1,023.49	1.46	0.29
Class D	1,000.00	1,024.70	2.73	1,000.00	1,022.24	2.72	0.54
Class A	1,000.00	1,024.60	2.73	1,000.00	1,022.24	2.72	0.54
Class C	1,000.00	1,020.70	6.50	1,000.00	1,018.50	6.49	1.29
Class R	1,000.00	1,023.00	3.98	1,000.00	1,020.99	3.98	0.79
PIMCO Global Multi-Asset Fund (Consolidated)
Institutional Class	$1,000.00	$1,047.40	$3.42	$1,000.00	$1,021.59	$3.38	0.67%
Class P	1,000.00	1,047.40	3.93	1,000.00	1,021.09	3.88	0.77
Administrative Class	1,000.00	1,046.40	4.69	1,000.00	1,020.34	4.63	0.92
Class D	1,000.00	1,044.60	6.47	1,000.00	1,018.60	6.39	1.27
Class A	1,000.00	1,044.60	6.47	1,000.00	1,018.60	6.39	1.27
Class C	1,000.00	1,040.60	10.28	1,000.00	1,014.86	10.15	2.02
Class R	1,000.00	1,044.00	7.75	1,000.00	1,017.35	7.64	1.52

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 12/30/14 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 91/365 for the Class shares of the PIMCO Multi-Strategy Alternative Fund (to reflect the period since inception date of 12/30/14). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

(b) The Beginning Account Value is reflective as of 12/31/14 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 89/365 for the Class shares of the PIMCO RealPath™ 2055 Fund (to reflect the period since inception date of 12/31/14). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

ANNUAL REPORT	MARCH 31, 2015	19

Benchmark Descriptions

Index	Description

1 Month LIBOR +5%	The 1 Month LIBOR +5% benchmark is created by adding 5% to the annual return of 1 Month LIBOR. The 1 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (1 month) in England’s Eurodollar market. It is not possible to invest directly in an unmanaged index.

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

60% MSCI All Country World Index/40% Barclays Global Aggregate USD Hedged	The benchmark is a blend of 60% MSCI All Country World Index/40% Barclays Global Aggregate USD Hedged. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities. It is not possible to invest directly in an unmanaged index.

Alternative Multi-Strategy Funds Average	Lipper Alternative Multi-Strategy Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager.

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

20	PIMCO ASSET ALLOCATION FUNDS

Index	Description

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 24 developed market country indices. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

Real Return Target 2020 Index	Real Return Target 2020 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Real Return Target 2025 Index	Real Return Target 2025 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Real Return Target 2030 Index	Real Return Target 2030 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Real Return Target 2035 Index	Real Return Target 2035 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	21

Benchmark Descriptions (Cont.)

Index	Description

Real Return Target 2040 Index	Real Return Target 2040 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Real Return Target 2045 IndexSM	Real Return Target 2045 IndexSM is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Real Return Target 2050 Index	Real Return Target 2050 Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Real Return Target 40+ Index	Real Return Target 40+ Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

Real Return Target Today Index	Real Return Target Today Index is a composite of other indexes. The sub-indexes represent stocks, bonds, TIPs, commodities and real estate securities. The component asset classes are weighted within each index to reflect a targeted level of risk at the beginning and end of the investment horizon. Over time, the weights are adjusted based on predetermined formulas to systematically reduce the level of potential risk as the index’s maturity date approaches. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

22	PIMCO ASSET ALLOCATION FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2015	23

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Multi-Strategy Alternative Fund
Institutional Class
12/30/2014 - 03/31/2015	$10.00	$0.03		$0.02	$0.05	$0.00	$0.00	$0.00	$0.00
Class P
12/30/2014 - 03/31/2015	10.00	0.02		0.04	0.06	0.00	0.00	0.00	0.00
Class D
12/30/2014 - 03/31/2015	10.00	0.01		0.03	0.04	0.00	0.00	0.00	0.00
Class A
12/30/2014 - 03/31/2015	10.00	0.03		0.03	0.06	0.00	0.00	0.00	0.00
Class C
12/30/2014 - 03/31/2015	10.00	(0.00	)^	0.03	0.03	0.00	0.00	0.00	0.00

PIMCO RealPath™ 2020 Fund
Institutional Class
03/31/2015	$8.33	$0.39		$0.06	$0.45	$(0.40)	$(0.09)	$0.00	$(0.49)
03/31/2014	8.47	0.25		(0.15)	0.10	(0.23)	0.00	(0.01)	(0.24)
03/31/2013	8.17	0.38		0.35	0.73	(0.38)	0.00	(0.05)	(0.43)
03/31/2012	8.28	0.41		(0.18)	0.23	(0.31)	(0.03)	0.00	(0.34)
03/31/2011	8.10	0.60		0.17	0.77	(0.59)	0.00	0.00	(0.59)
Class P
03/31/2015	8.33	0.19		0.26	0.45	(0.35)	(0.09)	0.00	(0.44)
03/31/2014	8.47	0.25		(0.16)	0.09	(0.22)	0.00	(0.01)	(0.23)
03/31/2013	8.18	0.47		0.24	0.71	(0.37)	0.00	(0.05)	(0.42)
10/31/2011 - 03/31/2012	8.18	0.15		0.07	0.22	(0.19)	(0.03)	0.00	(0.22)
Administrative Class
03/31/2015	8.50	0.36		0.08	0.44	(0.38)	(0.09)	0.00	(0.47)
03/31/2014	8.64	0.24		(0.16)	0.08	(0.20)	0.00	(0.02)	(0.22)
03/31/2013	8.31	0.38		0.34	0.72	(0.34)	0.00	(0.05)	(0.39)
03/31/2012	8.42	0.37		(0.16)	0.21	(0.29)	(0.03)	0.00	(0.32)
03/31/2011	8.15	0.59		0.17	0.76	(0.49)	0.00	0.00	(0.49)
Class D
03/31/2015	8.34	0.34		0.07	0.41	(0.36)	(0.09)	0.00	(0.45)
03/31/2014	8.49	0.20		(0.15)	0.05	(0.19)	0.00	(0.01)	(0.20)
03/31/2013	8.14	0.32		0.36	0.68	(0.28)	0.00	(0.05)	(0.33)
03/31/2012	8.25	0.28		(0.09)	0.19	(0.27)	(0.03)	0.00	(0.30)
03/31/2011	8.07	0.54		0.18	0.72	(0.54)	0.00	0.00	(0.54)
Class A
03/31/2015	8.31	0.33		0.08	0.41	(0.36)	(0.09)	0.00	(0.45)
03/31/2014	8.46	0.21		(0.16)	0.05	(0.19)	0.00	(0.01)	(0.20)
03/31/2013	8.13	0.36		0.32	0.68	(0.30)	0.00	(0.05)	(0.35)
03/31/2012	8.24	0.28		(0.09)	0.19	(0.27)	(0.03)	0.00	(0.30)
03/31/2011	8.06	0.54		0.18	0.72	(0.54)	0.00	0.00	(0.54)
Class C
03/31/2015	8.37	0.27		0.08	0.35	(0.30)	(0.09)	0.00	(0.39)
03/31/2014	8.52	0.16		(0.17)	(0.01)	(0.13)	0.00	(0.01)	(0.14)
03/31/2013	8.12	0.25		0.37	0.62	(0.17)	0.00	(0.05)	(0.22)
03/31/2012	8.23	0.21		(0.08)	0.13	(0.21)	(0.03)	0.00	(0.24)
03/31/2011	8.06	0.47		0.19	0.66	(0.49)	0.00	0.00	(0.49)
Class R
03/31/2015	8.37	0.32		0.07	0.39	(0.34)	(0.09)	0.00	(0.43)
03/31/2014	8.52	0.22		(0.18)	0.04	(0.18)	0.00	(0.01)	(0.19)
03/31/2013	8.15	0.30		0.37	0.67	(0.25)	0.00	(0.05)	(0.30)
03/31/2012	8.25	0.24		(0.07)	0.17	(0.24)	(0.03)	0.00	(0.27)
03/31/2011	8.07	0.51		0.19	0.70	(0.52)	0.00	0.00	(0.52)

Please see footnotes on page 38.

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$10.05	0.50%	$17,377	0.36	%*	1.79	%*	0.36	%*	1.79	%*	1.02	%*	31%

10.06	0.60	10	0.46	*	1.89	*	0.46	*	1.89	*	0.68	*	31

10.04	0.40	44	0.76	*	2.19	*	0.76	*	2.19	*	0.55	*	31

10.06	0.60	3,143	0.76	*	2.19	*	0.76	*	2.19	*	1.12	*	31

10.03	0.30	31	1.51	*	2.94	*	1.51	*	2.94	*	(0.09	)*	31

$8.29	5.54%	$31,576	0.10%		0.60%		0.10%		0.60%		4.64%		46%
8.33	1.22	36,706	0.17	(b)	0.67	(b)	0.17	(b)	0.67	(b)	3.03		38
8.47	9.03	31,921	0.22		0.75		0.22		0.75		4.46		11
8.17	2.93	18,089	0.31		0.75		0.31		0.75		4.95		25
8.28	9.69	4,748	0.40		0.75		0.40		0.75		7.24		1

8.34	5.53	59	0.20		0.70		0.20		0.70		2.22		46
8.33	1.13	746	0.27	(b)	0.77	(b)	0.27	(b)	0.77	(b)	3.04		38
8.47	8.80	249	0.32		0.85		0.32		0.85		5.49		11
8.18	2.76	10	0.41	*	0.85	*	0.41	*	0.85	*	4.48	*	25

8.47	5.30	59,528	0.35		0.85		0.35		0.85		4.14		46
8.50	0.96	47,488	0.42	(b)	0.92	(b)	0.42	(b)	0.92	(b)	2.79		38
8.64	8.74	41,461	0.47		1.00		0.47		1.00		4.41		11
8.31	2.69	17,612	0.56		1.00		0.56		1.00		4.44		25
8.42	9.52	374	0.65		1.00		0.65		1.00		7.05		1

8.30	5.04	3,273	0.60		1.10		0.60		1.10		3.97		46
8.34	0.62	3,356	0.67	(b)	1.17	(b)	0.67	(b)	1.17	(b)	2.39		38
8.49	8.51	3,668	0.72		1.25		0.72		1.25		3.77		11
8.14	2.46	2,600	0.82	(c)	1.26	(c)	0.82	(c)	1.26	(c)	3.43		25
8.25	9.15	1,847	1.00		1.35		1.00		1.35		6.52		1

8.27	5.06	8,445	0.60		1.10		0.60		1.10		3.93		46
8.31	0.63	8,731	0.67	(b)	1.17	(b)	0.67	(b)	1.17	(b)	2.57		38
8.46	8.47	8,028	0.72		1.25		0.72		1.25		4.24		11
8.13	2.48	3,077	0.82	(c)	1.26	(c)	0.82	(c)	1.26	(c)	3.48		25
8.24	9.15	2,068	1.00		1.35		1.00		1.35		6.50		1

8.33	4.26	3,488	1.35		1.85		1.35		1.85		3.19		46
8.37	(0.04)	3,503	1.42	(b)	1.92	(b)	1.42	(b)	1.92	(b)	1.96		38
8.52	7.66	2,112	1.47		2.00		1.47		2.00		3.01		11
8.12	1.72	1,122	1.57	(c)	2.01	(c)	1.57	(c)	2.01	(c)	2.60		25
8.23	8.33	1,106	1.75		2.10		1.75		2.10		5.69		1

8.33	4.73	1,542	0.85		1.35		0.85		1.35		3.81		46
8.37	0.46	2,860	0.92	(b)	1.42	(b)	0.92	(b)	1.42	(b)	2.65		38
8.52	8.27	1,155	0.97		1.50		0.97		1.50		3.57		11
8.15	2.19	692	1.07	(c)	1.51	(c)	1.07	(c)	1.51	(c)	2.93		25
8.25	8.87	765	1.25		1.60		1.25		1.60		6.17		1

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2015	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealPath™ 2025 Fund
Institutional Class
03/31/2015	$10.19	$0.55	$0.01	$0.56	$(0.54)	$(0.16)	$(0.04)	$(0.74)
03/31/2014	10.29	0.34	(0.12)	0.22	(0.32)	0.00	0.00	(0.32)
03/31/2013	9.87	0.47	0.46	0.93	(0.48)	0.00	(0.03)	(0.51)
06/30/2011 - 03/31/2012	10.00	0.50	(0.39)	0.11	(0.24)	0.00	0.00	(0.24)
Class P
03/31/2015	10.19	0.23	0.33	0.56	(0.14)	(0.16)	(0.04)	(0.34)
03/31/2014	10.29	0.32	(0.11)	0.21	(0.31)	0.00	0.00	(0.31)
03/31/2013	9.87	0.62	0.30	0.92	(0.47)	0.00	(0.03)	(0.50)
10/31/2011 - 03/31/2012	9.71	0.27	0.13	0.40	(0.24)	0.00	0.00	(0.24)
Administrative Class
03/31/2015	10.19	0.49	0.05	0.54	(0.52)	(0.16)	(0.04)	(0.72)
03/31/2014	10.29	0.32	(0.13)	0.19	(0.29)	0.00	0.00	(0.29)
03/31/2013	9.85	0.49	0.42	0.91	(0.44)	0.00	(0.03)	(0.47)
06/30/2011 - 03/31/2012	10.00	0.33	(0.24)	0.09	(0.24)	0.00	0.00	(0.24)
Class D
03/31/2015	10.20	0.46	0.05	0.51	(0.49)	(0.16)	(0.04)	(0.69)
03/31/2014	10.30	0.29	(0.12)	0.17	(0.27)	0.00	0.00	(0.27)
03/31/2013	9.84	0.47	0.42	0.89	(0.40)	0.00	(0.03)	(0.43)
06/30/2011 - 03/31/2012	10.00	0.34	(0.27)	0.07	(0.23)	0.00	0.00	(0.23)
Class A
03/31/2015	10.21	0.43	0.09	0.52	(0.49)	(0.16)	(0.04)	(0.69)
03/31/2014	10.31	0.30	(0.13)	0.17	(0.27)	0.00	0.00	(0.27)
03/31/2013	9.85	0.51	0.38	0.89	(0.40)	0.00	(0.03)	(0.43)
06/30/2011 - 03/31/2012	10.00	0.21	(0.13)	0.08	(0.23)	0.00	0.00	(0.23)
Class C
03/31/2015	10.21	0.40	0.04	0.44	(0.42)	(0.16)	(0.04)	(0.62)
03/31/2014	10.32	0.23	(0.13)	0.10	(0.21)	0.00	0.00	(0.21)
03/31/2013	9.82	0.31	0.49	0.80	(0.27)	0.00	(0.03)	(0.30)
06/30/2011 - 03/31/2012	10.00	0.30	(0.28)	0.02	(0.20)	0.00	0.00	(0.20)
Class R
03/31/2015	10.20	0.51	(0.03)	0.48	(0.46)	(0.16)	(0.04)	(0.66)
03/31/2014	10.30	0.28	(0.13)	0.15	(0.25)	0.00	0.00	(0.25)
03/31/2013	9.84	0.28	0.57	0.85	(0.36)	0.00	(0.03)	(0.39)
06/30/2011 - 03/31/2012	10.00	0.26	(0.21)	0.05	(0.21)	0.00	0.00	(0.21)

PIMCO RealPath™ 2030 Fund
Institutional Class
03/31/2015	$8.06	$0.47	$(0.01)	$0.46	$(0.46)	$(0.11)	$0.00	$(0.57)
03/31/2014	8.06	0.29	(0.02)	0.27	(0.27)	0.00	0.00	(0.27)
03/31/2013	7.68	0.42	0.40	0.82	(0.37)	0.00	(0.07)	(0.44)
03/31/2012	7.93	0.43	(0.34)	0.09	(0.32)	(0.02)	0.00	(0.34)
03/31/2011	7.76	0.59	0.22	0.81	(0.64)	0.00	0.00	(0.64)
Class P
03/31/2015	8.07	0.19	0.26	0.45	(0.11)	(0.11)	0.00	(0.22)
03/31/2014	8.06	0.27	0.01	0.28	(0.27)	0.00	0.00	(0.27)
03/31/2013	7.68	0.50	0.31	0.81	(0.36)	0.00	(0.07)	(0.43)
10/31/2011 - 03/31/2012	7.66	0.20	0.04	0.24	(0.20)	(0.02)	0.00	(0.22)
Administrative Class
03/31/2015	8.07	0.43	0.01	0.44	(0.44)	(0.11)	0.00	(0.55)
03/31/2014	8.07	0.27	(0.02)	0.25	(0.25)	0.00	0.00	(0.25)
03/31/2013	7.68	0.39	0.40	0.79	(0.33)	0.00	(0.07)	(0.40)
03/31/2012	7.93	0.45	(0.37)	0.08	(0.31)	(0.02)	0.00	(0.33)
03/31/2011	7.76	0.57	0.23	0.80	(0.63)	0.00	0.00	(0.63)

Please see footnotes on page 38.

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$10.01	5.67%	$24,909	0.12%		0.63%		0.12%		0.63%		5.29%		42%
10.19	2.21	28,681	0.16	(d)	0.69	(d)	0.16	(d)	0.69	(d)	3.37		29
10.29	9.60	23,011	0.19		0.75		0.19		0.75		4.60		9
9.87	1.20	10,159	0.26	*	0.95	*	0.26	*	0.95	*	6.82	*	27

10.41	5.58	12	0.22		0.73		0.22		0.73		2.15		42
10.19	2.11	1,226	0.26	(d)	0.79	(d)	0.26	(d)	0.79	(d)	3.19		29
10.29	9.49	943	0.29		0.85		0.29		0.85		6.05		9
9.87	4.19	10	0.36	*	1.05	*	0.36	*	1.05	*	6.71	*	27

10.01	5.42	56,789	0.37		0.88		0.37		0.88		4.80		42
10.19	1.97	43,186	0.41	(d)	0.94	(d)	0.41	(d)	0.94	(d)	3.12		29
10.29	9.36	39,958	0.44		1.00		0.44		1.00		4.80		9
9.85	0.95	12,019	0.51	*	1.20	*	0.51	*	1.20	*	4.49	*	27

10.02	5.16	2,426	0.62		1.13		0.62		1.13		4.50		42
10.20	1.75	2,693	0.66	(d)	1.19	(d)	0.66	(d)	1.19	(d)	2.84		29
10.30	9.15	1,891	0.69		1.25		0.69		1.25		4.59		9
9.84	0.76	311	0.76	*	1.45	*	0.76	*	1.45	*	4.59	*	27

10.04	5.23	2,333	0.62		1.13		0.62		1.13		4.12		42
10.21	1.74	3,610	0.66	(d)	1.19	(d)	0.66	(d)	1.19	(d)	2.95		29
10.31	9.12	2,571	0.69		1.25		0.69		1.25		5.06		9
9.85	0.82	579	0.76	*	1.45	*	0.76	*	1.45	*	2.83	*	27

10.03	4.44	917	1.37		1.88		1.37		1.88		3.90		42
10.21	0.99	775	1.41	(d)	1.94	(d)	1.41	(d)	1.94	(d)	2.26		29
10.32	8.28	328	1.44		2.00		1.44		2.00		3.03		9
9.82	0.23	48	1.51	*	2.20	*	1.51	*	2.20	*	4.08	*	27

10.02	4.88	648	0.87		1.38		0.87		1.38		4.88		42
10.20	1.53	1,359	0.91	(d)	1.44	(d)	0.91	(d)	1.44	(d)	2.75		29
10.30	8.75	391	0.94		1.50		0.94		1.50		2.78		9
9.84	0.59	81	1.01	*	1.70	*	1.01	*	1.70	*	3.47	*	27

$7.95	5.81%	$40,969	0.13%		0.65%		0.13%		0.65%		5.73%		43%
8.06	3.50	40,591	0.18	(e)	0.72	(e)	0.18	(e)	0.72	(e)	3.62		29
8.06	10.83	28,693	0.23		0.80		0.23		0.80		5.23		3
7.68	1.33	10,070	0.35		0.80		0.35		0.80		5.64		21
7.93	10.83	4,098	0.44		0.80		0.44		0.80		7.43		3

8.30	5.65	13	0.23		0.75		0.23		0.75		2.31		43
8.07	3.54	1,306	0.28	(e)	0.82	(e)	0.28	(e)	0.82	(e)	3.37		29
8.06	10.72	817	0.33		0.90		0.33		0.90		6.30		3
7.68	3.26	10	0.45	*	0.90	*	0.45	*	0.90	*	6.41	*	21

7.96	5.55	74,835	0.38		0.90		0.38		0.90		5.23		43
8.07	3.26	61,245	0.43	(e)	0.97	(e)	0.43	(e)	0.97	(e)	3.43		29
8.07	10.49	49,990	0.48		1.05		0.48		1.05		4.86		3
7.68	1.15	16,505	0.60		1.05		0.60		1.05		5.84		21
7.93	10.58	11	0.69		1.05		0.69		1.05		7.26		3

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2015	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealPath™ 2030 Fund (Cont.)
Class D
03/31/2015	$8.05	$0.41	$0.01	$0.42	$(0.42)	$(0.11)	$0.00	$(0.53)
03/31/2014	8.05	0.23	0.00	0.23	(0.23)	0.00	0.00	(0.23)
03/31/2013	7.63	0.34	0.43	0.77	(0.28)	0.00	(0.07)	(0.35)
03/31/2012	7.89	0.35	(0.30)	0.05	(0.29)	(0.02)	0.00	(0.31)
03/31/2011	7.73	0.57	0.19	0.76	(0.60)	0.00	0.00	(0.60)
Class A
03/31/2015	8.03	0.37	0.05	0.42	(0.42)	(0.11)	0.00	(0.53)
03/31/2014	8.03	0.25	(0.01)	0.24	(0.24)	0.00	0.00	(0.24)
03/31/2013	7.63	0.40	0.37	0.77	(0.30)	0.00	(0.07)	(0.37)
03/31/2012	7.89	0.32	(0.27)	0.05	(0.29)	(0.02)	0.00	(0.31)
03/31/2011	7.73	0.54	0.22	0.76	(0.60)	0.00	0.00	(0.60)
Class C
03/31/2015	8.09	0.35	0.01	0.36	(0.36)	(0.11)	0.00	(0.47)
03/31/2014	8.10	0.23	(0.05)	0.18	(0.19)	0.00	0.00	(0.19)
03/31/2013	7.59	0.24	0.46	0.70	(0.12)	0.00	(0.07)	(0.19)
03/31/2012	7.84	0.26	(0.26)	0.00	(0.23)	(0.02)	0.00	(0.25)
03/31/2011	7.69	0.50	0.20	0.70	(0.55)	0.00	0.00	(0.55)
Class R
03/31/2015	8.08	0.39	0.01	0.40	(0.40)	(0.11)	0.00	(0.51)
03/31/2014	8.09	0.28	(0.07)	0.21	(0.22)	0.00	0.00	(0.22)
03/31/2013	7.66	0.30	0.45	0.75	(0.25)	0.00	(0.07)	(0.32)
03/31/2012	7.90	0.25	(0.21)	0.04	(0.26)	(0.02)	0.00	(0.28)
03/31/2011	7.74	0.53	0.21	0.74	(0.58)	0.00	0.00	(0.58)

PIMCO RealPath™ 2035 Fund
Institutional Class
03/31/2015	$10.28	$0.59	$0.04	$0.63	$(0.61)	$(0.12)	$0.00	$(0.73)
03/31/2014	10.23	0.39	0.04	0.43	(0.38)	0.00	0.00	(0.38)
03/31/2013	9.68	0.59	0.53	1.12	(0.52)	0.00	(0.05)	(0.57)
06/30/2011 - 03/31/2012	10.00	0.58	(0.57)	0.01	(0.33)	0.00	0.00	(0.33)
Class P
03/31/2015	10.28	0.25	0.38	0.63	(0.34)	(0.12)	0.00	(0.46)
03/31/2014	10.23	0.38	0.04	0.42	(0.37)	0.00	0.00	(0.37)
03/31/2013	9.68	0.70	0.41	1.11	(0.51)	0.00	(0.05)	(0.56)
10/31/2011 - 03/31/2012	9.57	0.35	0.08	0.43	(0.32)	0.00	0.00	(0.32)
Administrative Class
03/31/2015	10.28	0.56	0.05	0.61	(0.59)	(0.12)	0.00	(0.71)
03/31/2014	10.23	0.39	0.02	0.41	(0.36)	0.00	0.00	(0.36)
03/31/2013	9.67	0.51	0.57	1.08	(0.47)	0.00	(0.05)	(0.52)
06/30/2011 - 03/31/2012	10.00	0.38	(0.39)	(0.01)	(0.32)	0.00	0.00	(0.32)
Class D
03/31/2015	10.27	0.51	0.07	0.58	(0.56)	(0.12)	0.00	(0.68)
03/31/2014	10.24	0.31	0.06	0.37	(0.34)	0.00	0.00	(0.34)
03/31/2013	9.66	0.54	0.54	1.08	(0.45)	0.00	(0.05)	(0.50)
06/30/2011 - 03/31/2012	10.00	0.42	(0.45)	(0.03)	(0.31)	0.00	0.00	(0.31)
Class A
03/31/2015	10.27	0.46	0.11	0.57	(0.56)	(0.12)	0.00	(0.68)
03/31/2014	10.23	0.35	0.03	0.38	(0.34)	0.00	0.00	(0.34)
03/31/2013	9.67	0.69	0.38	1.07	(0.46)	0.00	(0.05)	(0.51)
06/30/2011 - 03/31/2012	10.00	0.35	(0.37)	(0.02)	(0.31)	0.00	0.00	(0.31)
Class C
03/31/2015	10.33	0.44	0.07	0.51	(0.49)	(0.12)	0.00	(0.61)
03/31/2014	10.31	0.38	(0.08)	0.30	(0.28)	0.00	0.00	(0.28)
03/31/2013	9.63	0.41	0.58	0.99	(0.26)	0.00	(0.05)	(0.31)
06/30/2011 - 03/31/2012	10.00	0.40	(0.48)	(0.08)	(0.29)	0.00	0.00	(0.29)

Please see footnotes on page 38.

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$7.94	5.31%	$2,995	0.63%		1.15%		0.63%		1.15%		5.06%		43%
8.05	3.01	3,166	0.68	(e)	1.22	(e)	0.68	(e)	1.22	(e)	2.86		29
8.05	10.26	3,231	0.73		1.30		0.73		1.30		4.27		3
7.63	0.77	2,250	0.86	(c)	1.31	(c)	0.86	(c)	1.31	(c)	4.50		21
7.89	10.15	1,317	1.04		1.40		1.04		1.40		7.24		3

7.92	5.31	6,259	0.63		1.15		0.63		1.15		4.53		43
8.03	3.03	8,862	0.68	(e)	1.22	(e)	0.68	(e)	1.22	(e)	3.20		29
8.03	10.28	7,599	0.73		1.30		0.73		1.30		5.10		3
7.63	0.78	2,186	0.86	(c)	1.31	(c)	0.86	(c)	1.31	(c)	4.20		21
7.89	10.14	941	1.04		1.40		1.04		1.40		6.85		3

7.98	4.58	2,786	1.38		1.90		1.38		1.90		4.25		43
8.09	2.25	2,072	1.43	(e)	1.97	(e)	1.43	(e)	1.97	(e)	2.87		29
8.10	9.36	1,136	1.48		2.05		1.48		2.05		3.02		3
7.59	0.16	1,386	1.61	(c)	2.06	(c)	1.61	(c)	2.06	(c)	3.44		21
7.84	9.29	1,455	1.79		2.15		1.79		2.15		6.40		3

7.97	4.99	1,552	0.88		1.40		0.88		1.40		4.76		43
8.08	2.71	2,955	0.93	(e)	1.47	(e)	0.93	(e)	1.47	(e)	3.55		29
8.09	9.97	1,109	0.98		1.55		0.98		1.55		3.82		3
7.66	0.57	450	1.11	(c)	1.56	(c)	1.11	(c)	1.56	(c)	3.27		21
7.90	9.86	250	1.29		1.65		1.29		1.65		6.73		3

$10.18	6.27%	$30,191	0.13%		0.65%		0.13%		0.65%		5.68%		38%
10.28	4.34	30,832	0.17	(e)	0.72	(e)	0.17	(e)	0.72	(e)	3.89		30
10.23	11.81	24,627	0.22		0.80		0.22		0.80		5.90		3
9.68	0.22	8,282	0.31	*	1.05	*	0.31	*	1.05	*	8.06	*	29

10.45	6.19	20	0.23		0.75		0.23		0.75		2.33		38
10.28	4.25	1,526	0.27	(e)	0.82	(e)	0.27	(e)	0.82	(e)	3.75		30
10.23	11.70	1,119	0.32		0.90		0.32		0.90		6.94		3
9.68	4.68	11	0.41	*	1.15	*	0.41	*	1.15	*	8.83	*	29

10.18	6.03	55,489	0.38		0.90		0.38		0.90		5.32		38
10.28	4.10	37,683	0.42	(e)	0.97	(e)	0.42	(e)	0.97	(e)	3.81		30
10.23	11.45	31,532	0.47		1.05		0.47		1.05		5.08		3
9.67	0.07	10,448	0.56	*	1.30	*	0.56	*	1.30	*	5.33	*	29

10.17	5.74	1,168	0.63		1.15		0.63		1.15		4.93		38
10.27	3.72	1,304	0.67	(e)	1.22	(e)	0.67	(e)	1.22	(e)	3.09		30
10.24	11.36	798	0.72		1.30		0.72		1.30		5.37		3
9.66	(0.17)	108	0.81	*	1.55	*	0.81	*	1.55	*	5.78	*	29

10.16	5.65	1,553	0.63		1.15		0.63		1.15		4.39		38
10.27	3.79	2,485	0.67	(e)	1.22	(e)	0.67	(e)	1.22	(e)	3.43		30
10.23	11.30	1,627	0.72		1.30		0.72		1.30		6.88		3
9.67	(0.08)	41	0.81	*	1.55	*	0.81	*	1.55	*	4.89	*	29

10.23	4.99	305	1.38		1.90		1.38		1.90		4.16		38
10.33	2.95	295	1.42	(e)	1.97	(e)	1.42	(e)	1.97	(e)	3.77		30
10.31	10.45	104	1.47		2.05		1.47		2.05		4.15		3
9.63	(0.71)	74	1.56	*	2.30	*	1.56	*	2.30	*	5.53	*	29

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2015	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealPath™ 2035 Fund (Cont.)
Class R
03/31/2015	$10.29	$0.53	$0.03	$0.56	$(0.54)	$(0.12)	$0.00	$(0.66)
03/31/2014	10.25	0.36	(0.01)	0.35	(0.31)	0.00	0.00	(0.31)
03/31/2013	9.66	0.24	0.80	1.04	(0.40)	0.00	(0.05)	(0.45)
06/30/2011 - 03/31/2012	10.00	0.53	(0.57)	(0.04)	(0.30)	0.00	0.00	(0.30)

PIMCO RealPath™ 2040 Fund
Institutional Class
03/31/2015	$7.98	$0.47	$0.01	$0.48	$(0.49)	$(0.03)	$0.00	$(0.52)
03/31/2014	7.91	0.31	0.06	0.37	(0.27)	0.00	(0.03)	(0.30)
03/31/2013	7.48	0.50	0.42	0.92	(0.42)	0.00	(0.07)	(0.49)
03/31/2012	7.84	0.51	(0.46)	0.05	(0.39)	(0.02)	0.00	(0.41)
03/31/2011	7.65	0.71	0.25	0.96	(0.77)	0.00	0.00	(0.77)
Class P
03/31/2015	7.98	0.19	0.29	0.48	(0.12)	(0.03)	0.00	(0.15)
03/31/2014	7.91	0.30	0.07	0.37	(0.27)	0.00	(0.03)	(0.30)
03/31/2013	7.48	0.61	0.30	0.91	(0.41)	0.00	(0.07)	(0.48)
10/31/2011 - 03/31/2012	7.44	0.25	0.05	0.30	(0.24)	(0.02)	0.00	(0.26)
Administrative Class
03/31/2015	7.97	0.44	0.03	0.47	(0.47)	(0.03)	0.00	(0.50)
03/31/2014	7.91	0.31	0.03	0.34	(0.25)	0.00	(0.03)	(0.28)
03/31/2013	7.46	0.39	0.51	0.90	(0.38)	0.00	(0.07)	(0.45)
03/31/2012	7.83	0.63	(0.61)	0.02	(0.37)	(0.02)	0.00	(0.39)
03/31/2011	7.64	0.68	0.27	0.95	(0.76)	0.00	0.00	(0.76)
Class D
03/31/2015	7.96	0.42	0.02	0.44	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	7.89	0.25	0.08	0.33	(0.23)	0.00	(0.03)	(0.26)
03/31/2013	7.43	0.40	0.47	0.87	(0.34)	0.00	(0.07)	(0.41)
03/31/2012	7.79	0.41	(0.40)	0.01	(0.35)	(0.02)	0.00	(0.37)
03/31/2011	7.61	0.72	0.19	0.91	(0.73)	0.00	0.00	(0.73)
Class A
03/31/2015	7.94	0.39	0.05	0.44	(0.45)	(0.03)	0.00	(0.48)
03/31/2014	7.88	0.29	0.04	0.33	(0.24)	0.00	(0.03)	(0.27)
03/31/2013	7.42	0.39	0.49	0.88	(0.35)	0.00	(0.07)	(0.42)
03/31/2012	7.78	0.37	(0.36)	0.01	(0.35)	(0.02)	0.00	(0.37)
03/31/2011	7.60	0.54	0.37	0.91	(0.73)	0.00	0.00	(0.73)
Class C
03/31/2015	7.92	0.37	0.00	0.37	(0.39)	(0.03)	0.00	(0.42)
03/31/2014	7.86	0.28	0.00	0.28	(0.19)	0.00	(0.03)	(0.22)
03/31/2013	7.37	0.33	0.48	0.81	(0.25)	0.00	(0.07)	(0.32)
03/31/2012	7.74	0.39	(0.44)	(0.05)	(0.30)	(0.02)	0.00	(0.32)
03/31/2011	7.58	0.62	0.22	0.84	(0.68)	0.00	0.00	(0.68)
Class R
03/31/2015	7.97	0.34	0.07	0.41	(0.41)	(0.03)	0.00	(0.44)
03/31/2014	7.91	0.31	0.00	0.31	(0.22)	0.00	(0.03)	(0.25)
03/31/2013	7.42	0.32	0.53	0.85	(0.29)	0.00	(0.07)	(0.36)
03/31/2012	7.79	0.43	(0.44)	(0.01)	(0.34)	(0.02)	0.00	(0.36)
03/31/2011	7.62	0.80	0.08	0.88	(0.71)	0.00	0.00	(0.71)

PIMCO RealPath™ 2045 Fund
Institutional Class
03/31/2015	$10.84	$0.64	$(0.02)	$0.62	$(0.71)	$(0.08)	$0.00	$(0.79)
03/31/2014	10.68	0.43	0.15	0.58	(0.40)	0.00	(0.02)	(0.42)
03/31/2013	9.99	0.72	0.59	1.31	(0.62)	0.00	0.00	(0.62)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00

Please see footnotes on page 38.

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$10.19	5.51%	$500	0.88%		1.40%		0.88%		1.40%		5.08%		38%
10.29	3.56	804	0.92	(e)	1.47	(e)	0.92	(e)	1.47	(e)	3.59		30
10.25	10.93	263	0.97		1.55		0.97		1.55		2.38		3
9.66	(0.23)	43	1.06	*	1.80	*	1.06	*	1.80	*	7.39	*	29

$7.94	6.15%	$46,068	0.14%		0.67%		0.14%		0.67%		5.73%		35%
7.98	4.86	47,233	0.22	(f)	0.76	(f)	0.22	(f)	0.76	(f)	3.95		34
7.91	12.59	32,834	0.27		0.85		0.27		0.85		6.47		3
7.48	0.75	7,563	0.37		0.85		0.37		0.85		6.75		47
7.84	13.10	3,709	0.46		0.85		0.46		0.85		9.11		7

8.31	6.05	7	0.24		0.77		0.24		0.77		2.28		35
7.98	4.76	2,156	0.32	(f)	0.86	(f)	0.32	(f)	0.86	(f)	3.78		34
7.91	12.49	1,499	0.37		0.95		0.37		0.95		7.85		3
7.48	4.22	10	0.47	*	0.95	*	0.47	*	0.95	*	8.00	*	47

7.94	6.03	52,118	0.39		0.92		0.39		0.92		5.45		35
7.97	4.49	44,126	0.47	(f)	1.01	(f)	0.47	(f)	1.01	(f)	3.92		34
7.91	12.32	34,566	0.52		1.10		0.52		1.10		5.12		3
7.46	0.44	20,794	0.62		1.10		0.62		1.10		8.54		47
7.83	12.85	11	0.71		1.10		0.71		1.10		8.80		7

7.92	5.66	2,220	0.64		1.17		0.64		1.17		5.25		35
7.96	4.35	2,155	0.72	(f)	1.26	(f)	0.72	(f)	1.26	(f)	3.23		34
7.89	11.96	2,436	0.77		1.35		0.77		1.35		5.18		3
7.43	0.34	1,664	0.88	(c)	1.36	(c)	0.88	(c)	1.36	(c)	5.43		47
7.79	12.44	589	1.06		1.45		1.06		1.45		9.26		7

7.90	5.66	5,484	0.64		1.17		0.64		1.17		4.87		35
7.94	4.28	6,507	0.72	(f)	1.26	(f)	0.72	(f)	1.26	(f)	3.77		34
7.88	12.08	4,171	0.77		1.35		0.77		1.35		5.13		3
7.42	0.29	1,840	0.88	(c)	1.36	(c)	0.88	(c)	1.36	(c)	5.01		47
7.78	12.49	1,150	1.06		1.45		1.06		1.45		6.97		7

7.87	4.86	1,625	1.39		1.92		1.39		1.92		4.66		35
7.92	3.65	1,332	1.47	(f)	2.01	(f)	1.47	(f)	2.01	(f)	3.64		34
7.86	11.14	509	1.52		2.10		1.52		2.10		4.33		3
7.37	(0.46)	211	1.63	(c)	2.11	(c)	1.63	(c)	2.11	(c)	5.19		47
7.74	11.48	58	1.81		2.20		1.81		2.20		8.09		7

7.94	5.34	652	0.89		1.42		0.89		1.42		4.11		35
7.97	4.06	2,898	0.97	(f)	1.51	(f)	0.97	(f)	1.51	(f)	3.97		34
7.91	11.68	1,103	1.02		1.60		1.02		1.60		4.19		3
7.42	0.08	848	1.13	(c)	1.61	(c)	1.13	(c)	1.61	(c)	5.75		47
7.79	11.97	110	1.31		1.70		1.31		1.70		10.37		7

$10.67	5.87%	$40,600	0.15%		0.67%		0.15%		0.67%		5.86%		30%
10.84	5.57	35,891	0.21	(f)	0.76	(f)	0.21	(f)	0.76	(f)	4.00		31
10.68	13.39	27,180	0.25		0.97		0.25		0.97		6.87		6
9.99	(0.10)	2,997	0.34	*	11.28	*	0.34	*	11.28	*	10.67	*	20

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2015	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealPath™ 2045 Fund (Cont.)
Class P
03/31/2015	$10.84	$0.25	$0.35	$0.60	$(0.29)	$(0.08)	$0.00	$(0.37)
03/31/2014	10.67	0.38	0.20	0.58	(0.39)	0.00	(0.02)	(0.41)
03/31/2013	9.99	0.69	0.60	1.29	(0.61)	0.00	0.00	(0.61)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Administrative Class
03/31/2015	10.84	0.62	(0.04)	0.58	(0.68)	(0.08)	0.00	(0.76)
03/31/2014	10.68	0.45	0.10	0.55	(0.37)	0.00	(0.02)	(0.39)
03/31/2013	9.99	0.54	0.74	1.28	(0.59)	0.00	0.00	(0.59)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class D
03/31/2015	10.82	0.60	(0.04)	0.56	(0.65)	(0.08)	0.00	(0.73)
03/31/2014	10.67	0.35	0.17	0.52	(0.35)	0.00	(0.02)	(0.37)
03/31/2013	9.99	0.43	0.82	1.25	(0.57)	0.00	0.00	(0.57)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class A
03/31/2015	10.84	0.49	0.08	0.57	(0.65)	(0.08)	0.00	(0.73)
03/31/2014	10.69	0.43	0.09	0.52	(0.35)	0.00	(0.02)	(0.37)
03/31/2013	9.99	0.70	0.55	1.25	(0.55)	0.00	0.00	(0.55)
02/29/2012 - 03/31/2012	10.00	0.09	(0.10)	(0.01)	0.00	0.00	0.00	0.00
Class C
03/31/2015	10.85	0.49	(0.02)	0.47	(0.57)	(0.08)	0.00	(0.65)
03/31/2014	10.69	0.37	0.09	0.46	(0.28)	0.00	(0.02)	(0.30)
03/31/2013	9.98	0.61	0.56	1.17	(0.46)	0.00	0.00	(0.46)
02/29/2012 - 03/31/2012	10.00	0.08	(0.10)	(0.02)	0.00	0.00	0.00	0.00
Class R
03/31/2015	10.88	0.57	(0.04)	0.53	(0.61)	(0.08)	0.00	(0.69)
03/31/2014	10.72	0.41	0.10	0.51	(0.33)	0.00	(0.02)	(0.35)
03/31/2013	9.98	0.03	1.20	1.23	(0.49)	0.00	0.00	(0.49)
02/29/2012 - 03/31/2012	10.00	0.08	(0.10)	(0.02)	0.00	0.00	0.00	0.00

PIMCO RealPath™ 2050 Fund
Institutional Class
03/31/2015	$8.26	$0.46	$0.06	$0.52	$(0.49)	$(0.03)	$0.00	$(0.52)
03/31/2014	8.19	0.34	0.05	0.39	(0.30)	0.00	(0.02)	(0.32)
03/31/2013	7.70	0.53	0.46	0.99	(0.44)	0.00	(0.06)	(0.50)
03/31/2012	8.18	0.52	(0.57)	(0.05)	(0.43)	0.00	0.00	(0.43)
03/31/2011	7.99	0.76	0.23	0.99	(0.80)	0.00	0.00	(0.80)
Class P
03/31/2015	8.26	0.19	0.32	0.51	(0.30)	(0.03)	0.00	(0.33)
03/31/2014	8.18	0.33	0.07	0.40	(0.30)	0.00	(0.02)	(0.32)
03/31/2013	7.70	0.55	0.42	0.97	(0.43)	0.00	(0.06)	(0.49)
10/31/2011 - 03/31/2012	7.65	0.32	(0.01)	0.31	(0.26)	0.00	0.00	(0.26)
Administrative Class
03/31/2015	8.23	0.44	0.06	0.50	(0.47)	(0.03)	0.00	(0.50)
03/31/2014	8.16	0.33	0.04	0.37	(0.28)	0.00	(0.02)	(0.30)
03/31/2013	7.66	0.44	0.52	0.96	(0.40)	0.00	(0.06)	(0.46)
03/31/2012	8.16	0.50	(0.59)	(0.09)	(0.41)	0.00	0.00	(0.41)
03/31/2011	7.98	0.73	0.23	0.96	(0.78)	0.00	0.00	(0.78)
Class D
03/31/2015	8.22	0.35	0.11	0.46	(0.44)	(0.03)	0.00	(0.47)
03/31/2014	8.14	0.23	0.13	0.36	(0.26)	0.00	(0.02)	(0.28)
03/31/2013	7.62	0.40	0.53	0.93	(0.35)	0.00	(0.06)	(0.41)
03/31/2012	8.11	0.51	(0.61)	(0.10)	(0.39)	0.00	0.00	(0.39)
03/31/2011	7.94	0.90	0.04	0.94	(0.77)	0.00	0.00	(0.77)

Please see footnotes on page 38.

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$11.07	5.68%	$13	0.25%		0.77%		0.25%		0.77%		2.23%		30%
10.84	5.59	962	0.31	(f)	0.86	(f)	0.31	(f)	0.86	(f)	3.57		31
10.67	13.16	305	0.35		1.07		0.35		1.07		6.54		6
9.99	(0.10)	10	0.44	*	11.38	*	0.44	*	11.38	*	10.57	*	20

10.66	5.53	18,048	0.40		0.92		0.40		0.92		5.61		30
10.84	5.34	9,445	0.46	(f)	1.01	(f)	0.46	(f)	1.01	(f)	4.22		31
10.68	13.08	5,701	0.50		1.22		0.50		1.22		5.13		6
9.99	(0.10)	10	0.59	*	11.53	*	0.59	*	11.53	*	10.41	*	20

10.65	5.39	761	0.65		1.17		0.65		1.17		5.50		30
10.82	5.05	599	0.71	(f)	1.26	(f)	0.71	(f)	1.26	(f)	3.27		31
10.67	12.81	325	0.75		1.47		0.75		1.47		4.09		6
9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

10.68	5.41	629	0.65		1.17		0.65		1.17		4.47		30
10.84	5.02	1,022	0.71	(f)	1.26	(f)	0.71	(f)	1.26	(f)	4.09		31
10.69	12.83	488	0.75		1.47		0.75		1.47		6.66		6
9.99	(0.10)	10	0.84	*	11.78	*	0.84	*	11.78	*	10.15	*	20

10.67	4.51	145	1.40		1.92		1.40		1.92		4.42		30
10.85	4.36	138	1.46	(f)	2.01	(f)	1.46	(f)	2.01	(f)	3.51		31
10.69	11.91	96	1.50		2.22		1.50		2.22		5.80		6
9.98	(0.20)	10	1.59	*	12.53	*	1.59	*	12.53	*	9.38	*	20

10.72	5.03	77	0.90		1.42		0.90		1.42		5.08		30
10.88	4.85	612	0.96	(f)	1.51	(f)	0.96	(f)	1.51	(f)	3.85		31
10.72	12.55	240	1.00		1.72		1.00		1.72		0.24		6
9.98	(0.20)	10	1.09	*	12.03	*	1.09	*	12.03	*	9.88	*	20

$8.26	6.46%	$48,090	0.16%		0.67%		0.16%		0.67%		5.41%		22%
8.26	4.96	41,310	0.21	(f)	0.76	(f)	0.21	(f)	0.76	(f)	4.24		41
8.19	13.14	26,336	0.26		0.85		0.26		0.85		6.67		7
7.70	(0.42)	5,687	0.36		0.85		0.36		0.85		6.71		42
8.18	12.95	3,748	0.47		0.85		0.47		0.85		9.33		9

8.44	6.26	13	0.26		0.77		0.26		0.77		2.20		22
8.26	5.01	551	0.31	(f)	0.86	(f)	0.31	(f)	0.86	(f)	4.12		41
8.18	12.91	168	0.36		0.95		0.36		0.95		6.86		7
7.70	4.20	10	0.46	*	0.95	*	0.46	*	0.95	*	10.00	*	42

8.23	6.24	40,525	0.41		0.92		0.41		0.92		5.26		22
8.23	4.74	25,826	0.46	(f)	1.01	(f)	0.46	(f)	1.01	(f)	4.12		41
8.16	12.84	16,651	0.51		1.10		0.51		1.10		5.50		7
7.66	(0.84)	6,947	0.61		1.10		0.61		1.10		6.54		42
8.16	12.57	12	0.72		1.10		0.72		1.10		9.06		9

8.21	5.79	1,440	0.66		1.17		0.66		1.17		4.17		22
8.22	4.58	2,208	0.71	(f)	1.26	(f)	0.71	(f)	1.26	(f)	2.85		41
8.14	12.44	4,055	0.76		1.35		0.76		1.35		5.05		7
7.62	(1.08)	3,452	0.87	(c)	1.36	(c)	0.87	(c)	1.36	(c)	6.63		42
8.11	12.28	2,741	1.07		1.45		1.07		1.45		11.09		9

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2015	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealPath™ 2050 Fund (Cont.)
Class A
03/31/2015	$8.21	$0.49		$(0.02)	$0.47	$(0.45)	$(0.03)	$0.00	$(0.48)
03/31/2014	8.14	0.33		0.03	0.36	(0.27)	0.00	(0.02)	(0.29)
03/31/2013	7.62	0.38		0.55	0.93	(0.35)	0.00	(0.06)	(0.41)
03/31/2012	8.11	0.60		(0.69)	(0.09)	(0.40)	0.00	0.00	(0.40)
03/31/2011	7.94	0.70		0.23	0.93	(0.76)	0.00	0.00	(0.76)
Class C
03/31/2015	8.20	0.33		0.08	0.41	(0.39)	(0.03)	0.00	(0.42)
03/31/2014	8.13	0.27		0.03	0.30	(0.21)	0.00	(0.02)	(0.23)
03/31/2013	7.56	0.33		0.53	0.86	(0.23)	0.00	(0.06)	(0.29)
03/31/2012	8.05	0.41		(0.56)	(0.15)	(0.34)	0.00	0.00	(0.34)
03/31/2011	7.89	0.64		0.23	0.87	(0.71)	0.00	0.00	(0.71)
Class R
03/31/2015	8.21	0.44		0.00	0.44	(0.43)	(0.03)	0.00	(0.46)
03/31/2014	8.14	0.27		0.07	0.34	(0.25)	0.00	(0.02)	(0.27)
03/31/2013	7.62	0.38		0.53	0.91	(0.33)	0.00	(0.06)	(0.39)
03/31/2012	8.11	0.54		(0.65)	(0.11)	(0.38)	0.00	0.00	(0.38)
03/31/2011	7.94	0.65		0.26	0.91	(0.74)	0.00	0.00	(0.74)

PIMCO RealPath™ 2055 Fund
Institutional Class
12/31/2014 - 03/31/2015	$10.00	$0.03		$0.29	$0.32	$0.00	$0.00	$0.00	$0.00
Class P
12/31/2014 - 03/31/2015	10.00	0.07		0.24	0.31	0.00	0.00	0.00	0.00
Administrative Class
12/31/2014 - 03/31/2015	10.00	0.03		0.28	0.31	0.00	0.00	0.00	0.00
Class D
12/31/2014 - 03/31/2015	10.00	0.02		0.29	0.31	0.00	0.00	0.00	0.00
Class A
12/31/2014 - 03/31/2015	10.00	0.09		0.22	0.31	0.00	0.00	0.00	0.00
Class C
12/31/2014 - 03/31/2015	10.00	0.00	^	0.29	0.29	0.00	0.00	0.00	0.00
Class R
12/31/2014 - 03/31/2015	10.00	0.01		0.29	0.30	0.00	0.00	0.00	0.00

PIMCO RealPath™ Income Fund
Institutional Class
03/31/2015	$8.71	$0.39		$0.06	$0.45	$(0.42)	$(0.10)	$(0.02)	$(0.54)
03/31/2014	8.87	0.27		(0.19)	0.08	(0.24)	0.00	0.00	(0.24)
03/31/2013	8.52	0.36		0.40	0.76	(0.40)	0.00	(0.01)	(0.41)
03/31/2012	8.51	0.35		0.02	0.37	(0.31)	(0.05)	0.00	(0.36)
03/31/2011	8.30	0.56		0.21	0.77	(0.56)	0.00	0.00	(0.56)
Class P
03/31/2015	8.71	0.29		0.16	0.45	(0.41)	(0.10)	(0.02)	(0.53)
03/31/2014	8.88	0.26		(0.20)	0.06	(0.23)	0.00	0.00	(0.23)
03/31/2013	8.53	0.44		0.31	0.75	(0.39)	0.00	(0.01)	(0.40)
10/31/2011 - 03/31/2012	8.57	0.05		0.14	0.19	(0.18)	(0.05)	0.00	(0.23)
Administrative Class
03/31/2015	8.70	0.33		0.10	0.43	(0.40)	(0.10)	(0.02)	(0.52)
03/31/2014	8.87	0.24		(0.19)	0.05	(0.22)	0.00	0.00	(0.22)
03/31/2013	8.50	0.38		0.36	0.74	(0.36)	0.00	(0.01)	(0.37)
03/31/2012	8.51	0.35		(0.02)	0.33	(0.29)	(0.05)	0.00	(0.34)
03/31/2011	8.30	0.49		0.27	0.76	(0.55)	0.00	0.00	(0.55)
Class D
03/31/2015	8.69	0.36		0.05	0.41	(0.38)	(0.10)	(0.02)	(0.50)
03/31/2014	8.86	0.20		(0.17)	0.03	(0.20)	0.00	0.00	(0.20)
03/31/2013	8.48	0.34		0.37	0.71	(0.32)	0.00	(0.01)	(0.33)
03/31/2012	8.48	0.30		0.03	0.33	(0.28)	(0.05)	0.00	(0.33)
03/31/2011	8.28	0.57		0.15	0.72	(0.52)	0.00	0.00	(0.52)

Please see footnotes on page 38.

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$8.20	5.90%	$2,821	0.66%		1.17%		0.66%		1.17%		5.85%		22%
8.21	4.54	2,331	0.71	(f)	1.26	(f)	0.71	(f)	1.26	(f)	4.09		41
8.14	12.53	1,226	0.76		1.35		0.76		1.35		4.80		7
7.62	(0.93)	772	0.87	(c)	1.36	(c)	0.87	(c)	1.36	(c)	7.92		42
8.11	12.19	204	1.07		1.45		1.07		1.45		8.71		9

8.19	5.12	713	1.41		1.92		1.41		1.92		4.01		22
8.20	3.81	681	1.46	(f)	2.01	(f)	1.46	(f)	2.01	(f)	3.30		41
8.13	11.60	476	1.51		2.10		1.51		2.10		4.20		7
7.56	(1.74)	253	1.62	(c)	2.11	(c)	1.62	(c)	2.11	(c)	5.30		42
8.05	11.42	252	1.82		2.20		1.82		2.20		8.05		9

8.19	5.48	452	0.91		1.42		0.91		1.42		5.26		22
8.21	4.25	785	0.96	(f)	1.51	(f)	0.96	(f)	1.51	(f)	3.29		41
8.14	12.21	747	1.01		1.60		1.01		1.60		4.82		7
7.62	(1.14)	307	1.12	(c)	1.61	(c)	1.12	(c)	1.61	(c)	7.08		42
8.11	11.86	32	1.32		1.70		1.32		1.70		8.12		9

$10.32	3.20%	$3,097	0.18	%*	1.92	%*	0.18	%*	1.92	%*	1.28	%*	6%

10.31	3.10	63	0.28	*	2.02	*	0.28	*	2.02	*	2.87	*	6

10.31	3.10	10	0.43	*	2.17	*	0.43	*	2.17	*	1.05	*	6

10.31	3.10	10	0.68	*	2.42	*	0.68	*	2.42	*	0.80	*	6

10.31	3.10	59	0.68	*	2.42	*	0.68	*	2.42	*	3.61	*	6

10.29	2.90	10	1.43	*	3.17	*	1.43	*	3.17	*	0.06	*	6

10.30	3.00	10	0.93	*	2.67	*	0.93	*	2.67	*	0.53	*	6

$8.62	5.27%	$30,810	0.04%		0.55%		0.04%		0.55%		4.38%		50%
8.71	0.96	18,227	0.15	(g)	0.65	(g)	0.15	(g)	0.65	(g)	3.12		26
8.87	9.04	15,873	0.23		0.75		0.23		0.75		4.03		74
8.52	4.50	9,707	0.32		0.75		0.32		0.75		4.12		14
8.51	9.53	4,885	0.39		0.75		0.39		0.75		6.55		0

8.63	5.21	93	0.14		0.65		0.14		0.65		3.32		50
8.71	0.75	283	0.25	(g)	0.75	(g)	0.25	(g)	0.75	(g)	2.98		26
8.88	8.94	210	0.33		0.85		0.33		0.85		4.99		74
8.53	2.30	10	0.42	*	0.85	*	0.42	*	0.85	*	1.46	*	14

8.61	5.02	57,610	0.29		0.80		0.29		0.80		3.81		50
8.70	0.61	28,156	0.40	(g)	0.90	(g)	0.40	(g)	0.90	(g)	2.72		26
8.87	8.85	27,540	0.48		1.00		0.48		1.00		4.27		74
8.50	4.08	7,029	0.57		1.00		0.57		1.00		4.08		14
8.51	9.30	22	0.64		1.00		0.64		1.00		5.74		0

8.60	4.80	3,411	0.54		1.05		0.54		1.05		4.14		50
8.69	0.34	2,008	0.65	(g)	1.15	(g)	0.65	(g)	1.15	(g)	2.27		26
8.86	8.52	3,493	0.73		1.25		0.73		1.25		3.87		74
8.48	3.98	1,557	0.83	(c)	1.26	(c)	0.83	(c)	1.26	(c)	3.51		14
8.48	8.89	390	0.99		1.35		0.99		1.35		6.72		0

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2015	35

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO RealPath™ Income Fund (Cont.)
Class A
03/31/2015	$8.70	$0.31	$0.10	$0.41	$(0.38)	$(0.10)	$(0.02)	$(0.50)
03/31/2014	8.86	0.21	(0.17)	0.04	(0.20)	0.00	0.00	(0.20)
03/31/2013	8.47	0.35	0.36	0.71	(0.31)	0.00	(0.01)	(0.32)
03/31/2012	8.47	0.28	0.04	0.32	(0.27)	(0.05)	0.00	(0.32)
03/31/2011	8.27	0.63	0.09	0.72	(0.52)	0.00	0.00	(0.52)
Class C
03/31/2015	8.70	0.27	0.08	0.35	(0.32)	(0.10)	(0.02)	(0.44)
03/31/2014	8.87	0.15	(0.18)	(0.03)	(0.14)	0.00	0.00	(0.14)
03/31/2013	8.43	0.28	0.36	0.64	(0.19)	0.00	(0.01)	(0.20)
03/31/2012	8.44	0.22	0.04	0.26	(0.22)	(0.05)	0.00	(0.27)
03/31/2011	8.25	0.43	0.23	0.66	(0.47)	0.00	0.00	(0.47)
Class R
03/31/2015	8.72	0.38	0.01	0.39	(0.36)	(0.10)	(0.02)	(0.48)
03/31/2014	8.88	0.16	(0.15)	0.01	(0.17)	0.00	0.00	(0.17)
03/31/2013	8.46	0.28	0.41	0.69	(0.26)	0.00	(0.01)	(0.27)
03/31/2012	8.47	0.24	0.06	0.30	(0.26)	(0.05)	0.00	(0.31)
03/31/2011	8.27	0.53	0.16	0.69	(0.49)	0.00	0.00	(0.49)

PIMCO Global Multi-Asset Fund (Consolidated)
Institutional Class
03/31/2015	$10.41	$0.30	$0.85	$1.15	$0.00	$0.00	$(0.06)	$(0.06)
03/31/2014	11.37	0.34	(1.20)	(0.86)	(0.07)	0.00	(0.03)	(0.10)
03/31/2013	11.35	0.29	0.15	0.44	(0.38)	(0.04)	0.00	(0.42)
03/31/2012	12.04	0.34	(0.31)	0.03	(0.56)	(0.16)	0.00	(0.72)
03/31/2011	11.20	0.48	1.08	1.56	(0.50)	(0.22)	0.00	(0.72)
Class P
03/31/2015	10.41	0.29	0.86	1.15	0.00	0.00	(0.06)	(0.06)
03/31/2014	11.37	0.31	(1.17)	(0.86)	(0.07)	0.00	(0.03)	(0.10)
03/31/2013	11.33	0.28	0.15	0.43	(0.35)	(0.04)	0.00	(0.39)
03/31/2012	12.03	0.35	(0.34)	0.01	(0.55)	(0.16)	0.00	(0.71)
03/31/2011	11.19	0.51	1.04	1.55	(0.49)	(0.22)	0.00	(0.71)
Administrative Class
03/31/2015	10.41	0.25	0.88	1.13	0.00	0.00	(0.05)	(0.05)
03/31/2014	11.39	0.34	(1.23)	(0.89)	(0.06)	0.00	(0.03)	(0.09)
03/31/2013	11.33	0.27	0.14	0.41	(0.31)	(0.04)	0.00	(0.35)
10/14/2011 - 03/31/2012	11.44	0.08	0.37	0.45	(0.40)	(0.16)	0.00	(0.56)
Class D
03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)
03/31/2014	11.42	0.26	(1.19)	(0.93)	(0.04)	0.00	(0.03)	(0.07)
03/31/2013	11.27	0.21	0.16	0.37	(0.18)	(0.04)	0.00	(0.22)
03/31/2012	11.98	0.26	(0.30)	(0.04)	(0.51)	(0.16)	0.00	(0.67)
03/31/2011	11.15	0.41	1.08	1.49	(0.44)	(0.22)	0.00	(0.66)
Class A
03/31/2015	10.42	0.23	0.86	1.09	0.00	0.00	(0.03)	(0.03)
03/31/2014	11.42	0.27	(1.20)	(0.93)	(0.04)	0.00	(0.03)	(0.07)
03/31/2013	11.27	0.21	0.16	0.37	(0.18)	(0.04)	0.00	(0.22)
03/31/2012	11.97	0.26	(0.29)	(0.03)	(0.51)	(0.16)	0.00	(0.67)
03/31/2011	11.14	0.41	1.08	1.49	(0.44)	(0.22)	0.00	(0.66)
Class C
03/31/2015	10.28	0.15	0.85	1.00	0.00	0.00	(0.00)^	(0.00)^
03/31/2014	11.31	0.19	(1.19)	(1.00)	(0.00)^	0.00	(0.03)	(0.03)
03/31/2013	11.13	0.13	0.15	0.28	(0.06)	(0.04)	0.00	(0.10)
03/31/2012	11.87	0.18	(0.31)	(0.13)	(0.45)	(0.16)	0.00	(0.61)
03/31/2011	11.06	0.33	1.07	1.40	(0.37)	(0.22)	0.00	(0.59)

Please see footnotes on page 38.

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short		Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$8.61	4.74%	$8,673	0.54%		1.05%		0.54%		1.05%		3.56%	50%
8.70	0.48	8,635	0.65	(g)	1.15	(g)	0.65	(g)	1.15	(g)	2.47	26
8.86	8.46	9,077	0.73		1.25		0.73		1.25		3.95	74
8.47	3.94	6,065	0.83	(c)	1.26	(c)	0.83	(c)	1.26	(c)	3.28	14
8.47	8.93	3,069	0.99		1.35		0.99		1.35		7.44	0

8.61	4.03	2,992	1.29		1.80		1.29		1.80		3.03	50
8.70	(0.36)	2,532	1.40	(g)	1.90	(g)	1.40	(g)	1.90	(g)	1.75	26
8.87	7.62	2,612	1.48		2.00		1.48		2.00		3.22	74
8.43	3.21	1,578	1.58	(c)	2.01	(c)	1.58	(c)	2.01	(c)	2.60	14
8.44	8.10	694	1.74		2.10		1.74		2.10		5.04	0

8.63	4.49	165	0.79		1.30		0.79		1.30		4.31	50
8.72	0.16	225	0.90	(g)	1.40	(g)	0.90	(g)	1.40	(g)	1.85	26
8.88	8.26	379	0.98		1.50		0.98		1.50		3.25	74
8.46	3.69	235	1.08	(c)	1.51	(c)	1.08	(c)	1.51	(c)	2.85	14
8.47	8.55	53	1.24		1.60		1.24		1.60		6.23	0

$11.50	11.10%	$590,159	0.61%		1.03%		0.57%		0.99%		2.77%	444%
10.41	(7.53)	879,815	0.51		1.00		0.49		0.98		3.17	94
11.37	3.93	2,232,436	0.54		1.04		0.52		1.02		2.59	223
11.35	0.54	2,396,376	0.52		0.99		0.52		0.99		2.93	94
12.04	14.34	1,750,218	0.54		0.97		0.54		0.97		4.20	71

11.50	11.05	94,550	0.71		1.13		0.67		1.09		2.60	444
10.41	(7.58)	128,371	0.61		1.10		0.59		1.08		2.88	94
11.37	3.83	789,716	0.64		1.14		0.62		1.12		2.46	223
11.33	0.38	922,381	0.62		1.09		0.62		1.09		3.06	94
12.03	14.26	504,342	0.64		1.07		0.64		1.07		4.39	71

11.49	10.84	52	0.86		1.28		0.82		1.24		2.26	444
10.41	(7.80)	128	0.76		1.25		0.74		1.23		3.21	94
11.39	3.72	3,177	0.79		1.29		0.77		1.27		2.38	223
11.33	4.24	2,407	0.77	*	1.24	*	0.77	*	1.24	*	1.55 *	94

11.48	10.48	32,129	1.21		1.63		1.17		1.59		2.10	444
10.42	(8.13)	54,599	1.11		1.60		1.09		1.58		2.47	94
11.42	3.35	186,755	1.14		1.64		1.12		1.62		1.89	223
11.27	(0.09)	242,360	1.12		1.59		1.12		1.59		2.24	94
11.98	13.71	222,235	1.14		1.57		1.14		1.57		3.54	71

11.48	10.48	173,624	1.21		1.63		1.17		1.59		2.13	444
10.42	(8.14)	277,675	1.11		1.60		1.09		1.58		2.51	94
11.42	3.35	887,996	1.14		1.64		1.12		1.62		1.89	223
11.27	0.01	1,229,935	1.12		1.59		1.12		1.59		2.29	94
11.97	13.72	1,030,403	1.14		1.57		1.14		1.57		3.61	71

11.28	9.73	168,676	1.96		2.38		1.92		2.34		1.38	444
10.28	(8.83)	252,325	1.86		2.35		1.84		2.33		1.76	94
11.31	2.58	737,592	1.89		2.39		1.87		2.37		1.18	223
11.13	(0.87)	917,668	1.87		2.34		1.87		2.34		1.60	94
11.87	12.92	714,316	1.89		2.32		1.89		2.32		2.90	71

Please see footnotes on page 38.

ANNUAL REPORT	MARCH 31, 2015	37

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Global Multi-Asset Fund (Consolidated) (Cont.)
Class R
03/31/2015	$10.36	$0.21	$0.85	$1.06	$0.00	$0.00	$(0.02)	$(0.02)
03/31/2014	11.36	0.25	(1.19)	(0.94)	(0.03)	0.00	(0.03)	(0.06)
03/31/2013	11.21	0.20	0.13	0.33	(0.14)	(0.04)	0.00	(0.18)
03/31/2012	11.93	0.25	(0.32)	(0.07)	(0.49)	(0.16)	0.00	(0.65)
03/31/2011	11.13	0.52	0.93	1.45	(0.43)	(0.22)	0.00	(0.65)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.15% to an annual rate of 0.55%.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(d)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.12% to an annual rate of 0.58%.
(e)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.15% to an annual rate of 0.60%.
(f)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.18% to an annual rate of 0.62%.
(g)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.20% to an annual rate of 0.50%.

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Dividends on Securities Sold Short	Ratio of Expenses to Average Net Assets Excluding Interest Expense, Dividends on Securities Sold Short and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$11.40	10.24%	$11,022	1.46%	1.88%	1.42%	1.84%	1.92%	444%
10.36	(8.27)	13,919	1.36	1.85	1.34	1.83	2.33	94
11.36	3.02	20,858	1.39	1.89	1.37	1.87	1.79	223
11.21	(0.31)	19,436	1.37	1.84	1.37	1.84	2.16	94
11.93	13.39	11,560	1.39	1.82	1.39	1.82	4.46	71

ANNUAL REPORT	MARCH 31, 2015	39

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Multi-Strategy Alternative Fund	PIMCO RealPath™ 2020 Fund	PIMCO RealPath™ 2025 Fund	PIMCO RealPath™ 2030 Fund

Assets:
Investments, at value
Investments in securities*	$2,205	$12,962	$12,243	$19,003
Investments in Affiliates	18,112	94,467	75,149	110,142
Financial Derivative Instruments
Exchange-traded or centrally cleared	28	304	248	373
Over the counter	111	347	234	332
Cash	1,240	0	38	1
Deposits with counterparty	22	570	477	357
Foreign currency, at value	1	88	81	112
Receivable for investments sold	195	1	0	3
Receivable for Fund shares sold	16	55	118	72
Interest and dividends receivable	0	0	0	0
Dividends receivable from Affiliates	13	98	76	106
	21,943	108,892	88,664	130,501

Liabilities:
Borrowings & Other Financing Transactions
Payable for short sales	$194	$0	$0	$0
Financial Derivative Instruments
Exchange-traded or centrally cleared	32	248	200	301
Over the counter	95	407	306	473
Payable for investments purchased	995	0	0	0
Payable for investments in Affiliates purchased	13	98	76	106
Deposits from counterparty	0	120	10	120
Payable for Fund shares redeemed	0	80	10	54
Accrued investment advisory fees	6	2	4	10
Accrued supervisory and administrative fees	2	8	5	8
Accrued distribution fees	0	15	13	18
Accrued servicing fees	1	3	1	2
Reimbursement to PIMCO	0	0	4	0
Other liabilities	0	0	1	0
	1,338	981	630	1,092

Net Assets	$20,605	$107,911	$88,034	$129,409

Net Assets Consist of:
Paid in capital	$20,471	$107,463	$87,653	$127,163
Undistributed (overdistributed) net investment income	(19)	140	42	117
Accumulated undistributed net realized gain (loss)	(3)	291	(336)	(512)
Net unrealized appreciation	156	17	675	2,641
	$20,605	$107,911	$88,034	$129,409

Cost of Investments in securities	$2,204	$12,792	$12,014	$18,655
Cost of Investments in Affiliates	$17,972	$94,089	$74,298	$107,247
Cost of Foreign Currency Held	$1	$87	$80	$111
Proceeds Received on Short Sales	$194	$0	$0	$0
Cost or Premiums of Financial Derivative Instruments, net	$(14)	$600	$436	$631

* Includes repurchase agreements of:	$1,700	$123	$0	$409

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

PIMCO RealPath™ 2035 Fund	PIMCO RealPath™ 2040 Fund	PIMCO RealPath™ 2045 Fund	PIMCO RealPath™ 2050 Fund	PIMCO RealPath™ 2055 Fund	PIMCO RealPath™ Income Fund

$15,765	$18,959	$12,666	$19,946	$670	$7,963
72,903	88,647	47,316	73,503	2,445	95,346

253	315	171	273	17	276
213	303	87	192	0	202
1	54	0	91	100	39
530	631	366	565	36	374
98	99	51	70	8	72
0	4	0	3	0	1
45	52	31	87	0	26
0	0	0	0	1	0
54	48	18	23	0	90
89,862	109,112	60,706	94,753	3,277	104,389

$0	$0	$0	$0	$0	$0

208	256	141	223	14	203
326	453	214	330	3	264
0	0	0	0	1	0
54	48	18	23	0	90
10	70	0	10	0	20
8	79	43	86	0	31
8	11	7	12	0	0
4	7	3	5	0	7
12	12	4	9	0	14
1	2	0	1	0	3
4	0	3	0	0	3
1	0	0	0	0	0
636	938	433	699	18	635

$89,226	$108,174	$60,273	$94,054	$3,259	$103,754

$86,991	$103,439	$59,028	$91,500	$3,162	$104,456
171	255	(8)	213	14	90
99	153	(344)	287	1	(1,784)
1,965	4,327	1,597	2,054	82	992
$89,226	$108,174	$60,273	$94,054	$3,259	$103,754

$15,515	$18,425	$12,474	$19,510	$651	$7,814
$70,797	$84,288	$45,643	$71,470	$2,377	$94,134
$96	$98	$50	$69	$8	$71
$0	$0	$0	$0	$0	$0
$390	$552	$218	$397	$5	$416

$494	$0	$461	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2015	41

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Multi-Strategy Alternative Fund	PIMCO RealPath™ 2020 Fund	PIMCO RealPath™ 2025 Fund	PIMCO RealPath™ 2030 Fund

Net Assets:
Institutional Class	$17,377	$31,576	$24,909	$40,969
Class P	10	59	12	13
Administrative Class	NA	59,528	56,789	74,835
Class D	44	3,273	2,426	2,995
Class A	3,143	8,445	2,333	6,259
Class C	31	3,488	917	2,786
Class R	NA	1,542	648	1,552

Shares Issued and Outstanding:
Institutional Class	1,729	3,807	2,487	5,152
Class P	1	7	1	2
Administrative Class	NA	7,026	5,674	9,402
Class D	4	394	242	377
Class A	312	1,021	232	791
Class C	3	419	91	349
Class R	NA	185	65	195

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.05	$8.29	$10.01	$7.95
Class P	10.06	8.34	10.41	8.30
Administrative Class	NA	8.47	10.01	7.96
Class D	10.04	8.30	10.02	7.94
Class A	10.06	8.27	10.04	7.92
Class C	10.03	8.33	10.03	7.98
Class R	NA	8.33	10.02	7.97

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

PIMCO RealPath™ 2035 Fund	PIMCO RealPath™ 2040 Fund	PIMCO RealPath™ 2045 Fund	PIMCO RealPath™ 2050 Fund	PIMCO RealPath™ 2055 Fund	PIMCO RealPath™ Income Fund

$30,191	$46,068	$40,600	$48,090	$3,097	$30,810
20	7	13	13	63	93
55,489	52,118	18,048	40,525	10	57,610
1,168	2,220	761	1,440	10	3,411
1,553	5,484	629	2,821	59	8,673
305	1,625	145	713	10	2,992
500	652	77	452	10	165

2,965	5,804	3,805	5,824	300	3,574
2	1	1	2	6	11
5,452	6,567	1,693	4,927	1	6,689
115	281	71	175	1	397
153	694	59	344	6	1,008
30	207	14	87	1	348
49	82	7	55	1	19

$10.18	$7.94	$10.67	$8.26	$10.32	$8.62
10.45	8.31	11.07	8.44	10.31	8.63
10.18	7.94	10.66	8.23	10.31	8.61
10.17	7.92	10.65	8.21	10.31	8.60
10.16	7.90	10.68	8.20	10.31	8.61
10.23	7.87	10.67	8.19	10.29	8.61
10.19	7.94	10.72	8.19	10.30	8.63

ANNUAL REPORT	MARCH 31, 2015	43

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Global Multi- Asset Fund

Assets:
Investments, at value
Investments in securities*	$713,184
Investments in Affiliates	547,332
Financial Derivative Instruments
Exchange-traded or centrally cleared	10,349
Over the counter	38,301
Cash	2
Deposits with counterparty	7,061
Foreign currency, at value	7,659
Receivable for investments sold	30,851
Receivable for investments sold on a delayed-delivery basis	15,786
Receivable for Fund shares sold	1,825
Interest and dividends receivable	2,340
Dividends receivable from Affiliates	1,041
Reimbursement receivable from PIMCO	48
Other assets	56
1,375,835

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$81,682
Payable for sale-buyback transactions	113,652
Payable for short sales	15,760
Financial Derivative Instruments
Exchange-traded or centrally cleared	6,559
Over the counter	17,878
Payable for investments purchased	26,683
Payable for investments in Affiliates purchased	948
Deposits from counterparty	27,390
Payable for Fund shares redeemed	14,073
Accrued investment advisory fees	624
Accrued supervisory and administrative fees	177
Accrued distribution fees	113
Accrued servicing fees	73
Other liabilities	11
305,623

Net Assets	$1,070,212

Net Assets Consist of:
Paid in capital	$1,203,216
(Overdistributed) net investment income	(22,856)
Accumulated undistributed net realized (loss)	(113,169)
Net unrealized appreciation	3,021
$1,070,212

Cost of Investments in securities	$725,745
Cost of Investments in Affiliates	$546,613
Cost of Foreign Currency Held	$7,688
Proceeds Received on Short Sales	$15,663
Cost or Premiums of Financial Derivative Instruments, net	$19,329

* Includes repurchase agreements of:	$9,846

†	A zero balance may reflect actual amounts rounding to less than one thousand.

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

(Amounts in thousands, except per share amounts)	PIMCO Global Multi- Asset Fund

Net Assets:
Institutional Class	$590,159
Class P	94,550
Administrative Class	52
Class D	32,129
Class A	173,624
Class C	168,676
Class R	11,022

Shares Issued and Outstanding:
Institutional Class	51,313
Class P	8,225
Administrative Class	5
Class D	2,798
Class A	15,123
Class C	14,959
Class R	967

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$11.50
Class P	11.50
Administrative Class	11.49
Class D	11.48
Class A	11.48
Class C	11.28
Class R	11.40

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2015	45

Statements of Operations

Year or Period Ended March 31, 2015
(Amounts in thousands†)	PIMCO Multi-Strategy Alternative Fund (1)	PIMCO RealPath™ 2020 Fund	PIMCO RealPath™ 2025 Fund	PIMCO RealPath™ 2030 Fund

Investment Income:
Interest	$0	$63	$26	$8
Dividends	0	197	223	438
Dividends from Investments in Affiliates	44	5,133	4,716	7,291
Total Income	44	5,393	4,965	7,737

Expenses:
Investment advisory fees	32	649	552	822
Supervisory and administrative fees	3	103	67	106
Distribution and/or servicing fees - Administrative Class	0	154	143	195
Distribution and/or servicing fees - Class D	0	8	6	8
Distribution fees - Class C	0	28	6	18
Distribution fees - Class R	0	6	3	6
Servicing fees - Class A	1	20	7	17
Servicing fees - Class C	0	9	2	6
Servicing fees - Class R	0	5	3	6
Trustee fees	0	0	0	1
Interest expense	0	1	1	0
Organizational expense	81	0	0	0
Miscellaneous expense	0	0	5	0
Total Expenses	117	983	795	1,185
Waiver and/or Reimbursement by PIMCO	(105)	(592)	(485)	(717)
Net Expenses	12	391	310	468

Net Investment Income	32	5,002	4,655	7,269

Net Realized Gain (Loss):
Investments in securities	0	216	(16)	(82)
Investments in Affiliates	2	(1,466)	(1,875)	(2,772)
Net capital gain distributions received from Affiliate investments	0	2,555	2,387	3,842
Exchange-traded or centrally cleared financial derivative instruments	0	438	467	692
Over the counter financial derivative instruments	(104)	679	352	311
Foreign currency	(1)	64	75	146
Net Realized Gain (Loss)	(103)	2,486	1,390	2,137

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	0	93	117	108
Investments in Affiliates	140	(1,096)	(877)	(1,695)
Exchange-traded or centrally cleared financial derivative instruments	(14)	53	61	57
Over the counter financial derivative instruments	30	(512)	(397)	(591)
Foreign currency assets and liabilities	0	0	1	1
Net Change in Unrealized Appreciation (Depreciation)	156	(1,462)	(1,095)	(2,120)
Net Gain (Loss)	53	1,024	295	17

Net Increase in Net Assets Resulting from Operations	$85	$6,026	$4,950	$7,286

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Period from December 30, 2014 to March 31, 2015.
(2)	Period from December 31, 2014 to March 31, 2015.

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO RealPath™ 2035 Fund	PIMCO RealPath™ 2040 Fund	PIMCO RealPath™ 2045 Fund	PIMCO RealPath™ 2050 Fund	PIMCO RealPath™ 2055 Fund (2)	PIMCO RealPath™ Income Fund

$0	$1	$0	$0	$0	$39
361	489	288	447	1	75
4,960	6,250	3,407	4,576	10	2,946
5,321	6,740	3,695	5,023	11	3,060

561	722	384	554	5	361
58	89	37	60	0	68
138	135	46	92	0	93
4	6	2	4	0	7
2	11	1	5	0	19
2	6	1	2	0	1
4	15	2	7	0	19
1	4	1	2	0	6
2	6	1	2	0	1
0	0	0	0	0	0
0	0	0	0	0	2
0	0	0	0	39	0
5	0	2	0	0	0
777	994	477	728	44	577
(491)	(617)	(322)	(455)	(43)	(368)
286	377	155	273	1	209

5,035	6,363	3,540	4,750	10	2,851

(67)	(189)	(64)	(35)	(1)	164
(1,776)	(2,538)	(1,490)	(1,462)	(1)	(1,303)
3,338	4,472	2,507	3,781	0	1,315
283	388	60	220	7	82
131	200	(101)	(10)	0	356
118	173	97	142	0	26
2,027	2,506	1,009	2,636	5	640

69	249	43	185	19	106
(1,488)	(1,907)	(1,063)	(1,919)	68	633
38	59	34	61	(3)	73
(390)	(562)	(270)	(394)	(2)	(339)
2	3	1	1	0	0
(1,769)	(2,158)	(1,255)	(2,066)	82	473
258	348	(246)	570	87	1,113

$5,293	$6,711	$3,294	$5,320	$97	$3,964

ANNUAL REPORT	MARCH 31, 2015	47

Consolidated Statement of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO Global Multi- Asset Fund

Investment Income:
Interest	$9,887
Dividends, net of foreign taxes*	4,252
Dividends from Investments in Affiliates	25,833
Total Income	39,972

Expenses:
Investment advisory fees	11,104
Supervisory and administrative fees	2,438
Distribution and/or servicing fees - Class D	101
Distribution fees - Class C	1,479
Distribution fees - Class R	30
Servicing fees - Class A	511
Servicing fees - Class C	493
Servicing fees - Class R	30
Dividends on short sales	55
Trustee fees	4
Interest expense	445
Total Expenses	16,690
Waiver and/or Reimbursement by PIMCO	(5,103)
Net Expenses	11,587

Net Investment Income	28,385

Net Realized Gain (Loss):
Investments in securities	(8,947)
Investments in Affiliates	32,577
Net capital gain distributions received from Affiliate investments	21,952
Exchange-traded or centrally cleared financial derivative instruments	44,798
Over the counter financial derivative instruments	24,358
Short sales	(365)
Foreign currency	17,152
Net Realized Gain	131,525

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(23,111)
Investments in Affiliates	(33,244)
Exchange-traded or centrally cleared financial derivative instruments	1,607
Over the counter financial derivative instruments	11,702
Short sales	(95)
Foreign currency assets and liabilities	8,256
Net Change in Unrealized (Depreciation)	(34,885)
Net Gain	96,640

Net Increase in Net Assets Resulting from Operations	$125,025

* Foreign tax withholdings - Dividends	$98

†	A zero balance may reflect actual amounts rounding to less than one thousand.

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Statements of Changes in Net Assets

	PIMCO Multi-Strategy Alternative Fund	PIMCO RealPath™ 2020 Fund

(Amounts in thousands†)	Period from December 30, 2014 to March 31, 2015	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$32	$5,002	$2,678
Net realized gain (loss)	(103)	2,486	(689)
Net change in unrealized appreciation (depreciation)	156	(1,462)	(1,066)
Net increase in net assets resulting from operations	85	6,026	923

Distributions to Shareholders:
From net investment income
Institutional Class	0	(1,932)	(908)
Class P	0	(9)	(19)
Administrative Class	0	(2,679)	(1,084)
Class D	0	(139)	(74)
Class A	0	(345)	(181)
Class C	0	(132)	(48)
Class R	0	(89)	(48)
From net realized capital gains
Institutional Class	0	(439)	0
Class P	0	(1)	0
Administrative Class	0	(628)	0
Class D	0	(35)	0
Class A	0	(83)	0
Class C	0	(41)	0
Class R	0	(23)	0
Tax basis return of capital
Institutional Class	0	0	(59)
Class P	0	0	(1)
Administrative Class	0	0	(81)
Class D	0	0	(6)
Class A	0	0	(14)
Class C	0	0	(5)
Class R	0	0	(4)

Total Distributions	0	(6,575)	(2,532)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	20,520	5,070	16,405

Total Increase in Net Assets	20,605	4,521	14,796

Net Assets:
Beginning of year or period	0	103,390	88,594
End of year or period*	$20,605	$107,911	$103,390

* Including undistributed (overdistributed) net investment income of:	$(19)	$140	$(68)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	49

Statements of Changes in Net Assets (Cont.)

	PIMCO RealPath™ 2025 Fund		PIMCO RealPath™ 2030 Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$4,655	$2,322	$7,269	$3,623
Net realized gain (loss)	1,390	6	2,137	(612)
Net change in unrealized appreciation (depreciation)	(1,095)	(714)	(2,120)	978
Net increase in net assets resulting from operations	4,950	1,614	7,286	3,989

Distributions to Shareholders:
From net investment income
Institutional Class	(1,665)	(790)	(2,514)	(1,202)
Class P	(11)	(32)	(17)	(32)
Administrative Class	(2,875)	(1,193)	(4,110)	(1,783)
Class D	(119)	(60)	(156)	(91)
Class A	(113)	(87)	(305)	(248)
Class C	(36)	(13)	(106)	(49)
Class R	(73)	(30)	(117)	(71)
From net realized capital gains
Institutional Class	(488)	0	(586)	0
Class P	0	0	0	0
Administrative Class	(871)	0	(982)	0
Class D	(39)	0	(40)	0
Class A	(36)	0	(74)	0
Class C	(13)	0	(31)	0
Class R	(24)	0	(30)	0
Tax basis return of capital
Institutional Class	(104)	0	0	0
Class P	(3)	0	0	0
Administrative Class	(201)	0	0	0
Class D	(9)	0	0	0
Class A	(9)	0	0	0
Class C	(3)	0	0	0
Class R	(5)	0	0	0

Total Distributions	(6,697)	(2,205)	(9,068)	(3,476)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	8,251	13,028	10,994	27,109

Total Increase in Net Assets	6,504	12,437	9,212	27,622

Net Assets:
Beginning of year	81,530	69,093	120,197	92,575
End of year*	$88,034	$81,530	$129,409	$120,197

* Including undistributed (overdistributed) net investment income of:	$42	$(33)	$117	$(110)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

PIMCO RealPath™ 2035 Fund		PIMCO RealPath™ 2040 Fund		PIMCO RealPath™ 2045 Fund

Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

$5,035	$2,562	$6,363	$3,535	$3,540	$1,590
2,027	(512)	2,506	(1,471)	1,009	(664)
(1,769)	873	(2,158)	2,587	(1,255)	1,300
5,293	2,923	6,711	4,651	3,294	2,226

(1,982)	(1,049)	(2,937)	(1,382)	(2,646)	(1,109)
(18)	(43)	(29)	(57)	(14)	(17)
(3,114)	(1,212)	(3,070)	(1,306)	(1,148)	(268)
(73)	(34)	(124)	(69)	(46)	(16)
(77)	(80)	(298)	(172)	(37)	(26)
(14)	(6)	(75)	(28)	(7)	(3)
(48)	(20)	(92)	(69)	(27)	(15)

(376)	0	(203)	0	(316)	0
0	0	0	0	0	0
(609)	0	(219)	0	(142)	0
(15)	0	(9)	0	(6)	0
(16)	0	(23)	0	(6)	0
(3)	0	(6)	0	(1)	0
(10)	0	(7)	0	(4)	0

0	0	0	(148)	0	(43)
0	0	0	(6)	0	(1)
0	0	0	(148)	0	(10)
0	0	0	(9)	0	(1)
0	0	0	(20)	0	(1)
0	0	0	(4)	0	(0)
0	0	0	(8)	0	(1)

(6,355)	(2,444)	(7,092)	(3,426)	(4,400)	(1,511)

15,359	14,380	2,148	28,064	12,710	13,619

14,297	14,859	1,767	29,289	11,604	14,334

74,929	60,070	106,407	77,118	48,669	34,335
$89,226	$74,929	$108,174	$106,407	$60,273	$48,669

$171	$(82)	$255	$(201)	$(8)	$(69)

ANNUAL REPORT	MARCH 31, 2015	51

Statements of Changes in Net Assets (Cont.)

	PIMCO RealPathTM 2050 Fund		PIMCO RealPathTM 2055 Fund	PIMCO RealPathTM Income Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Period from December 31, 2014 to March 31, 2015	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase in Net Assets from:

Operations:
Net investment income	$4,750	$2,539	$10	$2,851	$1,666
Net realized gain (loss)	2,636	(1,330)	5	640	(222)
Net change in unrealized appreciation (depreciation)	(2,066)	2,007	82	473	(1,134)
Net increase in net assets resulting from operations	5,320	3,216	97	3,964	310

Distributions to Shareholders:
From net investment income
Institutional Class	(2,708)	(1,326)	0	(995)	(501)
Class P	(9)	(11)	0	(8)	(6)
Administrative Class	(2,130)	(757)	0	(1,429)	(718)
Class D	(79)	(93)	0	(114)	(52)
Class A	(173)	(61)	0	(264)	(209)
Class C	(32)	(17)	0	(83)	(41)
Class R	(44)	(20)	0	(10)	(5)
From net realized capital gains
Institutional Class	(188)	0	0	(215)	0
Class P	0	0	0	(1)	0
Administrative Class	(153)	0	0	(321)	0
Class D	(6)	0	0	(28)	0
Class A	(15)	0	0	(62)	0
Class C	(3)	0	0	(23)	0
Class R	(3)	0	0	(3)	0
Tax basis return of capital
Institutional Class	0	(88)	0	(45)	0
Class P	0	(1)	0	(1)	0
Administrative Class	0	(53)	0	(76)	0
Class D	0	(8)	0	(5)	0
Class A	0	(4)	0	(15)	0
Class C	0	(2)	0	(5)	0
Class R	0	(2)	0	0	0

Total Distributions	(5,543)	(2,443)	0	(3,703)	(1,532)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	20,585	23,260	3,162	43,427	2,104

Total Increase in Net Assets	20,362	24,033	3,259	43,688	882

Net Assets:
Beginning of year or Period Ended	73,692	49,659	0	60,066	59,184
End of year or Period Ended*	$94,054	$73,692	$3,259	$103,754	$60,066

* Including undistributed (overdistributed) net investment income of:	$213	$(118)	$14	$90	$(39)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets

	PIMCO Global Multi-Asset Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014

(Decrease) in Net Assets from:

Operations:
Net investment income	$28,385	$89,780
Net realized gain (loss)	131,525	(401,674)
Net change in unrealized (depreciation)	(34,885)	(69,133)
Net increase in net assets resulting from operations	125,025	(381,027)

Distributions to Shareholders:
From net investment income
Institutional Class	(0)	(14,307)
Class P	(0)	(3,746)
Administrative Class	(0)	(20)
Class D	(0)	(660)
Class A	(0)	(3,015)
Class C	(0)	(470)
Class R	(0)	(66)
Tax basis return of capital
Institutional Class	(3,655)	(3,872)
Class P	(583)	(997)
Administrative Class	(0)	(6)
Class D	(123)	(286)
Class A	(617)	(1,355)
Class C	(23)	(1,158)
Class R		(42)

Total Distributions	(5,001)	(30,000)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(656,644)	(2,840,671)

Total (Decrease) in Net Assets	(536,620)	(3,251,698)

Net Assets:
Beginning of year	1,606,832	4,858,530
End of year*	$1,070,212	$1,606,832

* Including (overdistributed) net investment income of:	$(22,856)	$(72,830)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	53

Statement of Cash Flows

Year Ended March 31, 2015
(Amounts in thousands)	PIMCO Global Multi- Asset Fund

Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$125,025

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(6,066,143)
Proceeds from sales of long-term securities	6,665,657
Purchases of short-term portfolio investments, net	(38,533)
Decrease in deposits with counterparty	27,683
Decrease in receivable for investments sold	50,524
Decrease in interest and dividends receivable	2,581
Decrease in exchange-traded or centrally cleared derivatives	49,028
Decrease in over the counter derivatives	29,786
(Increase) in reimbursement receivable from PIMCO	(31)
Increase in payable for investments purchased	22,139
(Decrease) in deposits from counterparty	(3,641)
Increase in accrued investment advisory fees	285
(Decrease) in accrued supervisory and administrative fees	(81)
(Decrease) in accrued distribution fee	(61)
(Decrease) in accrued servicing fee	(41)
Proceeds from short sales transactions, net	14,294
Proceeds from currency transactions	25,408
Increase in other liabilities	6
Net Realized (Gain) Loss
Investments in securities	8,947
Investments in Affiliates	(32,577)
Net capital gain distributions received from Affiliate investments	(21,952)
Exchange-traded or centrally cleared financial derivative instruments	(44,798)
Short sales	365
Over the counter financial derivative instruments	(24,358)
Foreign currency	(17,152)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	23,111
Investments in Affiliates	33,244
Exchange-traded or centrally cleared financial derivative instruments	(1,607)
Over the counter financial derivative instruments	(11,702)
Short sales	95
Foreign currency assets and liabilities	(8,256)
Net amortization (accretion) on investments	118
Net cash provided by operating activities	807,363

Cash flows (used for) financing activities:
Proceeds from shares sold	152,342
Payments on shares redeemed	(816,710)
Cash dividend paid*	(856)
Proceeds from reverse repurchase agreements	1,310,674
Payments on reverse repurchase agreements	(1,353,178)
Proceeds from sale-buyback transactions	4,088,142
Payments on sale-buyback transactions	(4,197,083)
Proceeds from deposits from counterparty	9,556
Payments on deposits from counterparty	(9,095)
Net cash (used for) financing activities	(816,208)

Net (Decrease) in Cash and Foreign Currency	(8,845)

Cash and Foreign Currency:
Beginning of year	16,506
End of year	$7,661

* Reinvestment of distributions	$4,145

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$592
Dividends on securities sold short paid during the year	$55

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Multi-Strategy Alternative Fund

March 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 10.7%

EXCHANGE-TRADED FUNDS 1.6%
Energy Select Sector SPDR Fund	2,500	$194
iShares MSCI Emerging Markets ETF	3,500	141

Total Exchange-Traded Funds (Cost $334)		335

SHORT-TERM INSTRUMENTS 9.1%

REPURCHASE AGREEMENTS (b) 8.3%
		1,700

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.8%
0.028% due 04/09/2015 - 06/11/2015 (d)	$170	170

Total Short-Term Instruments (Cost $1,870)		1,870

Total Investments in Securities (Cost $2,204)		2,205

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 87.9%

MUTUAL FUNDS (a) 79.2%
PIMCO Credit Absolute Return Fund	520,004	$5,210
PIMCO EqS® Long/Short Fund	167,390	2,047
PIMCO Mortgage Opportunities Fund	434,127	4,841
PIMCO TRENDS Managed Futures Strategy Fund	179,580	2,008
PIMCO Unconstrained Bond Fund	35,853	401
PIMCO Worldwide Long/Short Fundamental Strategy Fund	183,751	1,804

Total Mutual Funds (Cost $16,171)		16,311

SHORT-TERM INSTRUMENTS 8.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.7%
PIMCO Short-Term Floating NAV Portfolio III	181,624	1,801

Total Short-Term Instruments (Cost $1,801)		1,801

SHARES	MARKET VALUE (000S)
Total Investments in Affiliates (Cost $17,972)	$18,112

Total Investments 98.6% (Cost $20,176)	$20,317

Financial Derivative Instruments (c)(e) 0.1% (Cost or Premiums, net $(14))	12

Other Assets and Liabilities, net 1.3%	276

Net Assets 100.0%	$20,605

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.250%	03/31/2015	04/01/2015	$300	U.S. Treasury Notes 2.125% due 09/30/2021	$(307)	$300	$300
FOB	0.300%	03/31/2015	04/01/2015	300	U.S. Treasury Notes 0.875% due 02/28/2017	(307)	300	300
JPS	0.300%	03/31/2015	04/01/2015	300	U.S. Treasury Notes 4.125% due 05/15/2015	(307)	300	300
SCX	0.280%	03/31/2015	04/01/2015	800	U.S. Treasury Notes 1.500% due 01/31/2022	(818)	800	800

Total Repurchase Agreements						$(1,739)	$1,700	$1,700

(1)	Includes accrued interest.

SHORT SALES:

Counterparty	Description	Shares	Proceeds	Payable for Short Sales
FOB	SPDR S&P 500 ETF Trust	936	$(194)	$(194)

Total Short Sales			$(194)	$(194)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BOS	$300	$0	$0	$0	$300	$(307)	$(7)
FOB	300	0	0	0	300	(307)	(7)
JPS	300	0	0	0	300	(307)	(7)
SCX	800	0	0	0	800	(818)	(18)

Prime Brokerage Agreement
FOB	0	0	0	(194)	(194)	0	(194)
MSC	0	0	0	0	0	364	364

Total Borrowings and Other Financing Transactions	$1,700	$0	$0	$(194)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - EUREX EURO STOXX 50 Index	3,750.000	12/18/2015	15	$21	$28

Total Purchased Options				$21	$28

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - EUREX EURO STOXX 50 Index	3,950.000	12/18/2015	30	$(21)	$(32)

Total Written Options				$(21)	$(32)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	06/17/2022	$1,730	$(15)	$(10)	$0	$0

Total Swap Agreements					$(15)	$(10)	$0	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(d)	Securities with an aggregate market value of $170 and cash of $194 have been pledged as collateral as of March 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Cash of $21 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$28	$0	$0	$28	$(32)	$0	$0	$(32)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		CZK	6,464		EUR	235	$1	$0
	04/2015	$		406		JPY	48,500	0	(1)
	05/2015		EUR	301	$		324	0	0
	05/2015		JPY	48,500			406	1	0

CBK	04/2015	$		300		CLP	189,900	4	0
	05/2015			322		EUR	305	6	0
	08/2015			252		NOK	2,015	0	(3)

HUS	05/2015			326		MXN	5,075	6	0

JPM	05/2015		KRW	559,905	$		500	0	(4)

MSB	04/2015	$		600		INR	37,544	2	0

UAG	04/2015		INR	16,641	$		265	0	(2)
	04/2015		JPY	48,500			400	0	(5)
	05/2015		EUR	234			254	2	0
	05/2015		MXN	5,119			326	0	(9)
	06/2015	$		262		INR	16,641	2	0

Total Forward Foreign Currency Contracts								$24	$(24)

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC USD versus CAD	CAD	1.370	04/28/2015	$500	$0	$0
	Put - OTC USD versus JPY	JPY	101.000	06/24/2015	400	0	0

CBK	Call - OTC USD versus INR	INR	79.500	06/24/2015	600	0	0

						$0	$0

Total Purchased Options						$0	$0

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus CAD	CAD	1.263	04/09/2015	$500	$(3)	$(5)
	Call - OTC USD versus MXN	MXN	15.600	04/09/2015	400	(5)	(1)

CBK	Put - OTC USD versus CAD	CAD	1.250	04/09/2015	500	(4)	(1)
	Put - OTC USD versus MXN	MXN	14.850	04/09/2015	400	(2)	0

						$(14)	$(7)

Total Written Options						$(14)	$(7)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$0	$0
Sales	30	2,300	(37)
Closing Buys	0	(500)	2
Expirations	0	0	0
Exercised	0	0	0

Balance at End of Period	30	$1,800	$(35)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive (1)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	RACNLGT Index	2,264	1-Month USD-LIBOR plus a specified spread	01/15/2016	$3,058	$54	$54	$0
	Pay	RACNSGT Index	2,244	1-Month USD-LIBOR plus a specified spread	01/15/2016	3,073	(47)	0	(47)

JPM	Receive	ERAUSLT Index	23,912	1-Month USD-LIBOR plus a specified spread	01/15/2016	5,414	(17)	0	(17)
	Pay	S&P 500 Total Return Index	1,420	1-Month USD-LIBOR plus a specified spread	01/15/2016	5,435	33	33	0

							$23	$87	$(64)

Total Swap Agreements							$23	$87	$(64)

(1)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (2)
BOA	$2	$0	$54	$56	$(1)	$(6)	$(47)	$(54)	$2	$0	$2
CBK	10	0	0	10	(3)	(1)	0	(4)	6	0	6
HUS	6	0	0	6	0	0	0	0	6	0	6
JPM	0	0	33	33	(4)	0	(17)	(21)	12	0	12
MSB	2	0	0	2	0	0	0	0	2	0	2
UAG	4	0	0	4	(16)	0	0	(16)	(12)	0	(12)

Total Over the Counter	$24	$0	$87	$111	$(24)	$(7)	$(64)	$(95)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$28	$0	$0	$28

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24
Swap Agreements	0	0	87	0	0	87

	$0	$0	$87	$24	$0	$111

	$0	$0	$115	$24	$0	$139

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$32	$0	$0	$32
Swap Agreements	0	0	0	0	0	0

	$0	$0	$32	$0	$0	$32

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24	$0	$24
Written Options	0	0	0	7	0	7
Swap Agreements	0	0	64	0	0	64

	$0	$0	$64	$31	$0	$95

	$0	$0	$96	$31	$0	$127

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Over the counter
Written Options	$0	$0	$0	$1	$0	$1
Swap Agreements	0	0	(105)	0	0	(105)

	$0	$0	$(105)	$1	$0	$(104)

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$7	$0	$0	$7
Written Options	0	0	(11)	0	0	(11)
Swap Agreements	0	0	0	0	(10)	(10)

	$0	$0	$(4)	$0	$(10)	$(14)

Over the counter
Written Options	$0	$0	$0	$7	$0	$7
Swap Agreements	0	0	23	0	0	23

	$0	$0	$23	$7	$0	$30

	$0	$0	$19	$7	$(10)	$16

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Exchange-Traded Funds	$335	$0	$0	$335
Short-Term Instruments
Repurchase Agreements	0	1,700	0	1,700
U.S. Treasury Bills	0	170	0	170
	$335	$1,870	$0	$2,205

Investments in Affiliates, at Value
Mutual Funds	16,311	0	0	16,311
Short-Term Instruments
Central Funds Used for Cash Management Purposes	1,801	0	0	1,801
	$18,112	$0	$0	$18,112

Total Investments	$18,447	$1,870	$0	$20,317

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
Exchange-Traded Funds	$(194)	$0	$0	(194)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	28	0	28
Over the counter	0	111	0	111
	$0	$139	$0	$139

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(32)	0	(32)
Over the counter	0	(95)	0	(95)
	$0	$(127)	$0	$(127)

Totals	$18,253	$1,882	$0	$20,135

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Schedule of Investments PIMCO RealPath™ 2020 Fund

		SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 12.0%

EXCHANGE-TRADED FUNDS 8.6%
iShares MSCI EAFE ETF		36,020	$2,312
Vanguard FTSE Emerging Markets ETF		119,380	4,879
Vanguard REIT ETF		24,540	2,063

Total Exchange-Traded Funds (Cost $9,090)			9,254

SHORT-TERM INSTRUMENTS 3.4%

REPURCHASE AGREEMENTS (b) 0.1%
			123

		PRINCIPAL AMOUNT (000S)
JAPAN TREASURY BILLS 3.3%
0.000% due 06/08/2015	JPY	430,000	3,585

Total Short-Term Instruments (Cost $3,702)			3,708

Total Investments in Securities (Cost $12,792)			12,962

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 87.6%

MUTUAL FUNDS (a) 85.2%
PIMCO CommoditiesPLUS® Strategy Fund	369,968	$2,671
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	408,875	3,860
PIMCO Emerging Markets Bond Fund	275,574	2,819
PIMCO EqS Pathfinder Fund®	148,315	1,422
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	747,231	8,227
PIMCO High Yield Fund	564,310	5,214
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	617,579	5,089
PIMCO Long Duration Total Return Fund	587,897	7,231
PIMCO Mortgage Opportunities Fund	111,409	1,242
PIMCO Real Return Asset Fund	710,233	6,051
PIMCO Real Return Fund	808,716	8,944
PIMCO RealEstateRealReturn Strategy Fund	867,851	3,619
PIMCO Small Cap StocksPLUS® AR Strategy Fund	575,463	5,525
PIMCO StocksPLUS® Fund	944,958	9,034
PIMCO Total Return Fund	1,654,162	17,964

	SHARES	MARKET VALUE (000S)
PIMCO TRENDS Managed Futures Strategy Fund	269,635	$3,015

Total Mutual Funds (Cost $91,549)		91,927

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%
PIMCO Short-Term Floating NAV Portfolio	1,317	13
PIMCO Short-Term Floating NAV Portfolio III	254,787	2,527

Total Short-Term Instruments (Cost $2,540)		2,540

Total Investments in Affiliates (Cost $94,089)		94,467

Total Investments 99.6% (Cost $106,881)		$107,429

Financial Derivative Instruments (c)(d) 0.0% (Cost or Premiums, net $600)		(4)

Other Assets and Liabilities, net 0.4%		486

Net Assets 100.0%		$107,911

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$123	Fannie Mae 2.200% due 10/17/2022	$(130)	$123	$123

Total Repurchase Agreements						$(130)	$123	$123

(1)	Includes accrued interest.

As of March 31, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $52 at a weighted average interest rate of 0.121%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$123	$0	$0	$0	$123	$(130)	$(7)

Total Borrowings and Other Financing Transactions	$123	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,900.000	03/18/2016	31	$234	$284

Total Purchased Options				$234	$284

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	31	$(124)	$(154)

Total Written Options				$(124)	$(154)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2015	47	$9	$0	$(35)
Gold 100 oz. June Futures	Short	06/2015	9	(27)	2	0
Nikkei 225 Index June Futures	Long	06/2015	25	48	18	(19)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	24	(23)	0	(8)
WTI Crude May Futures	Long	04/2015	30	(7)	0	(32)

Total Futures Contracts				$(0)	$20	$(94)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $570 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$284	$20	$0	$304	$(154)	$(94)	$0	$(248)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	04/2015	JPY	145,084	$	1,214	$4	$0
	05/2015	$	636	AUD	818	0	(15)
	05/2015		1,214	JPY	145,084	0	(4)
	06/2015	JPY	430,000	$	3,594	6	0

BPS	04/2015	$	1,103	JPY	131,784	0	(4)

CBK	04/2015	AUD	303	$	235	5	0

DUB	07/2015	$	1,117	BRL	3,031	0	(193)

GLM	04/2015		110	JPY	13,300	1	0
	05/2015	EUR	1,888	$	2,160	129	0

JPM	05/2015	$	65	CHF	63	0	0

MSB	04/2015		194	GBP	129	0	(3)

UAG	05/2015		57	CHF	54	0	(2)
	05/2015		1,597	EUR	1,466	0	(19)
	05/2015		1,250	GBP	839	0	(6)

Total Forward Foreign Currency Contracts						$145	$(246)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Schedule of Investments PIMCO RealPath™ 2020 Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	520	$26	$2

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	4,300	$75	$24

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,800	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		4,400	174	63

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		2,100	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		5,400	114	30
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		5,500	234	78

								$597	$195

Total Purchased Options								$623	$197

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$	1,812	$(10)	$(16)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		1,812	(11)	(4)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		3,236	(24)	(24)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		3,236	(22)	(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	10/16/2015		3,600	(60)	(99)

								$(127)	$(161)

Total Written Options								$(127)	$(161)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $		Notional Amount in JPY		Premiums
Balance at Beginning of Period	484	$	0	JPY	2,143	$(243)
Sales	1,598		28,483		2,142	(1,076)
Closing Buys	(1,467)		(3,600)		0	343
Expirations	(531)		(4,896)		(4,285)	498
Exercised	(53)		(6,291)		0	227

Balance at End of Period	31	$	13,696	JPY	0	$(251)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.392%	$ 300	$(6)	$11	$5	$0

Total Swap Agreements						$(6)	$11	$5	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$10	$24	$0	$34	$(19)	$0	$0	$(19)	$15	$0	$15
BPS	0	0	0	0	(4)	0	0	(4)	(4)	0	(4)
CBK	5	0	5	10	0	0	0	0	10	0	10
DUB	0	2	0	2	(193)	0	0	(193)	(191)	0	(191)
GLM	130	0	0	130	0	(20)	0	(20)	110	0	110
JPM	0	63	0	63	0	0	0	0	63	0	63
MSB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MYC	0	108	0	108	0	(141)	0	(141)	(33)	(120)	(153)
UAG	0	0	0	0	(27)	0	0	(27)	(27)	0	(27)

Total Over the Counter	$145	$197	$5	$347	$(246)	$(161)	$0	$(407)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$2	$0	$18	$0	$0	$20
Purchased Options	0	0	284	0	0	284

	$2	$0	$302	$0	$0	$304

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$145	$0	$145
Purchased Options	0	0	0	2	195	197
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$147	$195	$347

	$2	$5	$302	$147	$195	$651

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$32	$0	$54	$0	$8	$94
Written Options	0	0	154	0	0	154

	$32	$0	$208	$0	$8	$248

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$246	$0	$246
Written Options	0	0	0	0	161	161

	$0	$0	$0	$246	$161	$407

	$32	$0	$208	$246	$169	$655

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Schedule of Investments PIMCO RealPath™ 2020 Fund (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(340)	$0	$0	$(340)
Written Options	57	0	354	0	6	417
Futures	(859)	0	590	0	531	262
Swap Agreements	0	0	0	0	99	99

	$(802)	$0	$604	$0	$636	$438

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$200	$0	$200
Purchased Options	0	0	0	0	271	271
Written Options	0	0	103	93	9	205
Swap Agreements	0	3	0	0	0	3

	$0	$3	$103	$293	$280	$679

	$(802)	$3	$707	$293	$916	$1,117

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$159	$0	$0	$159
Written Options	0	0	(122)	0	0	(122)
Futures	(64)	0	100	0	(45)	(9)
Swap Agreements	0	0	0	0	25	25

	$(64)	$0	$137	$0	$(20)	$53

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(185)	$0	$(185)
Purchased Options	0	0	0	1	(269)	(268)
Written Options	0	0	(24)	0	(34)	(58)
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$(24)	$(184)	$(303)	$(512)

	$(64)	$(1)	$113	$(184)	$(323)	$(459)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Exchange-Traded Funds	$9,254	$0	$0	$9,254
Short-Term Instruments
Repurchase Agreements	0	123	0	123
Japan Treasury Bills	0	3,585	0	3,585
	$9,254	$3,708	$0	$12,962

Investments in Affiliates, at Value
Mutual Funds	91,927	0	0	91,927
Short-Term Instruments
Central Funds Used for Cash Management Purposes	2,540	0	0	2,540
	$94,467	$0	$0	$94,467

Total Investments	$103,721	$3,708	$0	$107,429

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$20	$284	$0	$304
Over the counter	0	347	0	347
	$20	$631	$0	$651

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(94)	(154)	0	(248)
Over the counter	0	(407)	0	(407)
	$(94)	$(561)	$0	$(655)

Totals	$103,647	$3,778	$0	$107,425

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ 2025 Fund

March 31, 2015

		SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 13.9%

EXCHANGE-TRADED FUNDS 10.6%
iShares MSCI EAFE ETF		31,360	$2,012
Vanguard FTSE Emerging Markets ETF		125,410	5,126
Vanguard REIT ETF		25,980	2,184

Total Exchange-Traded Funds (Cost $9,098)			9,322

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.3%

JAPAN TREASURY BILLS 3.3%
0.000% due 06/08/2015	JPY	350,000	2,918

U.S. TREASURY BILLS 0.0%
0.032% due 04/16/2015 - 06/11/2015 (a)		$3	3

Total Short-Term Instruments (Cost $2,916)			2,921

Total Investments in Securities (Cost $12,014)			12,243

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 85.4%

MUTUAL FUNDS (b) 80.9%
PIMCO CommoditiesPLUS® Strategy Fund	277,792	$2,006
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	427,232	4,033
PIMCO Emerging Markets Bond Fund	220,620	2,257
PIMCO EqS Pathfinder Fund®	140,357	1,346
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	398,054	4,383
PIMCO High Yield Fund	683,255	6,313
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	826,275	6,809
PIMCO Long Duration Total Return Fund	481,455	5,922
PIMCO Mortgage Opportunities Fund	88,247	984
PIMCO Real Return Asset Fund	570,554	4,861
PIMCO Real Return Fund	448,586	4,961
PIMCO RealEstateRealReturn Strategy Fund	1,115,739	4,653
PIMCO Small Cap StocksPLUS® AR Strategy Fund	451,470	4,334
PIMCO StocksPLUS® Fund	954,816	9,128

	SHARES	MARKET VALUE (000S)
PIMCO Total Return Fund	600,106	$6,517
PIMCO TRENDS Managed Futures Strategy Fund	243,776	2,725

Total Mutual Funds (Cost $70,381)		71,232

SHORT-TERM INSTRUMENTS 4.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.5%
PIMCO Short-Term Floating NAV Portfolio III	394,986	3,917

Total Short-Term Instruments (Cost $3,917)		3,917

Total Investments in Affiliates (Cost $74,298)		75,149

Total Investments 99.3% (Cost $86,312)		$87,392

Financial Derivative Instruments (c)(d) 0.0% (Cost or Premiums, net $436)		(24)

Other Assets and Liabilities, net 0.7%		666

Net Assets 100.0%		$88,034

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Institutional Class Shares of each Fund.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,900.000	03/18/2016	25	$189	$229

Total Purchased Options				$189	$229

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	25	$(100)	$(124)

Total Written Options				$(100)	$(124)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2015	35	$7	$0	$(26)
Gold 100 oz. June Futures	Short	06/2015	10	(30)	2	0
Nikkei 225 Index June Futures	Long	06/2015	24	47	17	(18)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	19	(19)	0	(6)
WTI Crude May Futures	Long	04/2015	24	(5)	0	(26)

Total Futures Contracts				$0	$19	$(76)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Schedule of Investments PIMCO RealPath™ 2025 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $477 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value		Variation Margin Liability			Total
	Purchased Options	Futures	Swap Agreements		Written Options		Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$229	$19	$0	$248		$(124)		$(76)	$0	$(200)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2015		JPY	159,336	$	1,333	$5	$0
	05/2015		$	622	AUD	799	0	(14)
	05/2015			1,334	JPY	159,336	0	(5)
	06/2015		JPY	350,000	$	2,926	5	0

BPS	04/2015		$	1,227	JPY	146,636	0	(5)

CBK	04/2015		AUD	200	$	155	3	0

DUB	07/2015		$	760	BRL	2,062	0	(131)

GLM	04/2015			105	JPY	12,700	1	0
	05/2015		EUR	1,008	$	1,153	69	0

JPM	05/2015	$		53	CHF	52	0	0

UAG	05/2015			46		43	0	(1)
	05/2015			1,066	EUR	979	0	(13)
	05/2015			1,599	GBP	1,073	0	(7)

Total Forward Foreign Currency Contracts							$83	$(176)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 3,300	$57	$18

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	1,400	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	3,300	131	47

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	1,600	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	4,100	87	23
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	4,200	179	60

							$454	$148

Total Purchased Options							$454	$148

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$ 1,449	$(8)	$(13)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015	1,449	(9)	(3)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015	2,626	(19)	(19)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015	2,626	(18)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	10/16/2015	2,900	(49)	(80)

							$(103)	$(130)

Total Written Options							$(103)	$(130)

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in JPY	Premiums
Balance at Beginning of Period	467	$0	JPY 1,666	$(230)
Sales	1,641	23,526	1,666	(1,015)
Closing Buys	(1,525)	(2,800)	0	350
Expirations	(509)	(4,261)	(3,332)	471
Exercised	(49)	(5,415)	0	221

Balance at End of Period	25	$11,050	JPY 0	$(203)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.392%	$ 200	$(4)	$7	$3	$0

Total Swap Agreements						$(4)	$7	$3	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$10	$18	$0	$28	$(19)	$0	$0	$(19)	$9	$0	$9
BPS	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
CBK	3	0	3	6	0	0	0	0	6	0	6
DUB	0	0	0	0	(131)	0	0	(131)	(131)	0	(131)
GLM	70	0	0	70	0	(16)	0	(16)	54	0	54
JPM	0	47	0	47	0	0	0	0	47	0	47
MYC	0	83	0	83	0	(114)	0	(114)	(31)	(10)	(41)
UAG	0	0	0	0	(21)	0	0	(21)	(21)	0	(21)

Total Over the Counter	$83	$148	$3	$234	$(176)	$(130)	$0	$(306)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Schedule of Investments PIMCO RealPath™ 2025 Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$229	$0	$0	$229
Futures	2	0	17	0	0	19

	$2	$0	$246	$0	$0	$248

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$83	$0	$83
Purchased Options	0	0	0	0	148	148
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$83	$148	$234

	$2	$3	$246	$83	$148	$482

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$124	$0	$0	$124
Futures	26	0	44	0	6	76

	$26	$0	$168	$0	$6	$200

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$176	$0	$176
Written Options	0	0	0	0	130	130

	$0	$0	$0	$176	$130	$306

	$26	$0	$168	$176	$136	$506

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(331)	$0	$0	$(331)
Written Options	60	0	358	0	5	423
Futures	(692)	0	580	0	428	316
Swap Agreements	0	0	0	0	59	59

	$(632)	$0	$607	$0	$492	$467

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(44)	$0	$(44)
Purchased Options	0	0	0	0	215	215
Written Options	0	0	81	91	7	179
Swap Agreements	0	2	0	0	0	2

	$0	$2	$81	$47	$222	$352

	$(632)	$2	$688	$47	$714	$819

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$148	$0	$0	$148
Written Options	0	0	(117)	0	0	(117)
Futures	(62)	0	94	0	(37)	(5)
Swap Agreements	0	0	0	0	35	35

	$(62)	$0	$125	$0	$(2)	$61

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(146)	$0	$(146)
Purchased Options	0	0	0	0	(204)	(204)
Written Options	0	0	(19)	0	(27)	(46)
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$(19)	$(146)	$(231)	$(397)

	$(62)	$(1)	$106	$(146)	$(233)	$(336)

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Exchange-Traded Funds	$9,322	$0	$0	$9,322
Short-Term Instruments
Japan Treasury Bills	0	2,918	0	2,918
U.S. Treasury Bills	0	3	0	3
	$9,322	$2,921	$0	$12,243

Investments in Affiliates, at Value
Mutual Funds	71,232	0	0	71,232
Short-Term Instruments
Central Funds Used for Cash Management Purposes	3,917	0	0	3,917
	$75,149	$0	$0	$75,149

Total Investments	$84,471	$2,921	$0	$87,392

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$19	$229	$0	$248
Over the counter	0	234	0	234
	$19	$463	$0	$482

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(76)	(124)	0	(200)
Over the counter	0	(306)	0	(306)
	$(76)	$(430)	$0	$(506)

Totals	$84,414	$2,954	$0	$87,368

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Schedule of Investments PIMCO RealPath™ 2030 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 14.7%

EXCHANGE-TRADED FUNDS 14.1%
iShares MSCI EAFE ETF	54,370	$3,489
Vanguard FTSE Emerging Markets ETF	277,720	11,350
Vanguard REIT ETF	40,410	3,397

Total Exchange-Traded Funds (Cost $17,888)		18,236

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (c) 0.3%
		409

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.3%
0.045% due 04/16/2015 - 06/11/2015 (a)(e)	$358	358

Total Short-Term Instruments (Cost $767)		767

Total Investments in Securities (Cost $18,655)		19,003

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 85.1%

MUTUAL FUNDS (b) 76.7%
PIMCO CommoditiesPLUS® Strategy Fund	425,781	$3,074
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	585,928	5,531
PIMCO Emerging Markets Bond Fund	643,471	6,583
PIMCO EqS Pathfinder Fund®	303,985	2,915
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	307,505	3,386
PIMCO High Yield Fund	984,248	9,095
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,326,974	10,934
PIMCO Long Duration Total Return Fund	562,609	6,920
PIMCO Long-Term U.S. Government Fund	99,325	1,141
PIMCO Mortgage Opportunities Fund	129,606	1,445
PIMCO Real Return Asset Fund	842,403	7,177
PIMCO Real Return Fund	115,679	1,279
PIMCO RealEstateRealReturn Strategy Fund	2,376,653	9,911
PIMCO Small Cap StocksPLUS® AR Strategy Fund	688,457	6,609

	SHARES	MARKET VALUE (000S)
PIMCO StocksPLUS® Fund	1,618,751	$15,475
PIMCO Total Return Fund	300,623	3,265
PIMCO TRENDS Managed Futures Strategy Fund	407,952	4,561

Total Mutual Funds (Cost $96,407)		99,301

SHORT-TERM INSTRUMENTS 8.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.4%
PIMCO Short-Term Floating NAV Portfolio	1,482	15
PIMCO Short-Term Floating NAV Portfolio III	1,091,621	10,826

Total Short-Term Instruments (Cost $10,840)		10,841

Total Investments in Affiliates (Cost $107,247)		110,142

Total Investments 99.8% (Cost $125,902)		$129,145

Financial Derivative Instruments (d)(f) (0.1%) (Cost or Premiums, net $631)		(69)

Other Assets and Liabilities, net 0.3%		333

Net Assets 100.0%		$129,409

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$409	Fannie Mae 2.200% due 10/17/2022	$(419)	$409	$409

Total Repurchase Agreements						$(419)	$409	$409

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$409	$0	$0	$0	$409	$(419)	$(10)

Total Borrowings and Other Financing Transactions	$409	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

70	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,900.000	03/18/2016	37	$279	$339

Total Purchased Options				$279	$339

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	37	$(148)	$(184)

Total Written Options				$(148)	$(184)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2015	58	$10	$0	$(43)
Gold 100 oz. June Futures	Short	06/2015	15	(45)	3	0
Nikkei 225 Index June Futures	Long	06/2015	43	84	31	(32)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	28	(28)	0	(9)
WTI Crude May Futures	Long	04/2015	31	(7)	0	(33)

Total Futures Contracts				$14	$34	$(117)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(e)	Securities with an aggregate market value of $355 and cash of $357 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$339	$34	$0	$373	$(184)	$(117)	$0	$(301)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		JPY	298,836	$		2,500	$8	$0
	05/2015	$		1,082		AUD	1,390	0	(25)
	05/2015			2,501		JPY	298,836	0	(8)

BPS	04/2015			2,193			262,036	0	(9)

CBK	04/2015		AUD	299	$		232	5	0

DUB	07/2015	$		1,140		BRL	3,093	0	(197)

GLM	04/2015			159		JPY	18,900	0	(1)
	05/2015		EUR	1,573	$		1,797	105	(1)

JPM	04/2015	$		148		JPY	17,900	1	0
	05/2015			76		CHF	74	0	0

MSB	04/2015			194		GBP	129	0	(3)

UAG	05/2015			68		CHF	64	0	(2)
	05/2015			2,241		EUR	2,058	0	(27)
	05/2015			2,690		GBP	1,805	0	(13)

Total Forward Foreign Currency Contracts								$119	$(286)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Schedule of Investments PIMCO RealPath™ 2030 Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	460	$23	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 4,600	$80	$26

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	1,900	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	4,700	186	67

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	2,200	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	5,600	118	31
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	5,800	247	83

							$631	$207

Total Purchased Options							$654	$208

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$ 2,149	$(11)	$(20)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015	2,149	(14)	(4)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015	3,873	(28)	(29)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015	3,873	(27)	(21)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	10/16/2015	4,100	(68)	(113)

							$(148)	$(187)

Total Written Options							$(148)	$(187)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in JPY		Premiums
Balance at Beginning of Period	823	$0	JPY	2,516	$(407)
Sales	2,813	34,856		2,516	(1,669)
Closing Buys	(2,628)	(4,000)		0	601
Expirations	(891)	(6,533)		(5,032)	810
Exercised	(80)	(8,179)		0	369

Balance at End of Period	37	$16,144	JPY	0	$(296)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.392%	$ 300	$(6)	$11	$5	$0

Total Swap Agreements						$(6)	$11	$5	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

72	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$8	$26	$0	$34	$(33)	$0	$0	$(33)	$1	$0	$1
BPS	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
CBK	5	0	5	10	0	0	0	0	10	0	10
DUB	0	1	0	1	(197)	0	0	(197)	(196)	0	(196)
GLM	105	0	0	105	(2)	(24)	0	(26)	79	0	79
JPM	1	67	0	68	0	0	0	0	68	0	68
MSB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MYC	0	114	0	114	0	(163)	0	(163)	(49)	(120)	(169)
UAG	0	0	0	0	(42)	0	0	(42)	(42)	0	(42)

Total Over the Counter	$119	$208	$5	$332	$(286)	$(187)	$0	$(473)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$339	$0	$0	$339
Futures	3	0	31	0	0	34

	$3	$0	$370	$0	$0	$373

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$119	$0	$119
Purchased Options	0	0	0	1	207	208
Swap Agreements	0	5	0	0	0	5

	$0	$5	$0	$120	$207	$332

	$3	$5	$370	$120	$207	$705

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$184	$0	$0	$184
Futures	33	0	75	0	9	117

	$33	$0	$259	$0	$9	$301

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$286	$0	$286
Written Options	0	0	0	0	187	187

	$0	$0	$0	$286	$187	$473

	$33	$0	$259	$286	$196	$774

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	73

Schedule of Investments PIMCO RealPath™ 2030 Fund (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(603)	$0	$0	$(603)
Written Options	102	0	633	0	6	741
Futures	(1,015)	0	978	0	432	395
Swap Agreements	0	0	0	0	159	159

	$(913)	$0	$1,008	$0	$597	$692

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(295)	$0	$(295)
Purchased Options	0	0	0	0	319	319
Written Options	0	0	121	153	10	284
Swap Agreements	0	3	0	0	0	3

	$0	$3	$121	$(142)	$329	$311

	$(913)	$3	$1,129	$(142)	$926	$1,003

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$260	$0	$0	$260
Written Options	0	0	(205)	0	0	(205)
Futures	(107)	0	161	0	(52)	2

	$(107)	$0	$216	$0	$(52)	$57

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(239)	$0	$(239)
Purchased Options	0	0	0	1	(285)	(284)
Written Options	0	0	(28)	0	(38)	(66)
Swap Agreements	0	(2)	0	0	0	(2)

	$0	$(2)	$(28)	$(238)	$(323)	$(591)

	$(107)	$(2)	$188	$(238)	$(375)	$(534)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Exchange-Traded Funds	$18,236	$0	$0	$18,236
Short-Term Instruments
Repurchase Agreements	0	409	0	409
U.S. Treasury Bills	0	358	0	358
	$18,236	$767	$0	$19,003

Investments in Affiliates, at Value
Mutual Funds	99,301	0	0	99,301
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,841	0	0	10,841
	$110,142	$0	$0	$110,142

Total Investments	$128,378	$767	$0	$129,145

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$34	$339	$0	$373
Over the counter	0	332	0	332
	$34	$671	$0	$705

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(117)	(184)	0	(301)
Over the counter	0	(473)	0	(473)
	$(117)	$(657)	$0	$(774)

Totals	$128,295	$781	$0	$129,076

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

74	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ 2035 Fund

March 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 17.7%

EXCHANGE-TRADED FUNDS 17.1%
iShares MSCI EAFE ETF	42,690	$2,740
Vanguard FTSE Emerging Markets ETF	241,300	9,862
Vanguard REIT ETF	31,750	2,669

Total Exchange-Traded Funds (Cost $15,021)		15,271

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (b) 0.6%
		494

Total Short-Term Instruments (Cost $494)		494

Total Investments in Securities (Cost $15,515)		15,765

INVESTMENTS IN AFFILIATES 81.7%

MUTUAL FUNDS (a) 72.2%
PIMCO CommoditiesPLUS® Strategy Fund	300,031	2,166
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	426,681	4,028
PIMCO Emerging Markets Bond Fund	438,455	4,485

	SHARES	MARKET VALUE (000S)
PIMCO EqS Pathfinder Fund®	228,296	$2,189
PIMCO High Yield Fund	397,245	3,671
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,186,869	9,780
PIMCO Long Duration Total Return Fund	313,598	3,857
PIMCO Long-Term U.S. Government Fund	121,746	1,399
PIMCO Mortgage Opportunities Fund	84,349	940
PIMCO Real Return Asset Fund	375,115	3,196
PIMCO RealEstateRealReturn Strategy Fund	1,535,625	6,404
PIMCO Small Cap StocksPLUS® AR Strategy Fund	709,039	6,807
PIMCO StocksPLUS® Fund	1,281,513	12,251
PIMCO TRENDS Managed Futures Strategy Fund	291,150	3,255

Total Mutual Funds (Cost $62,315)		64,428

EXCHANGE-TRADED FUNDS 0.4%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	5,005	342

Total Exchange-Traded Funds (Cost $350)		342

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 9.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.1%
PIMCO Short-Term Floating NAV Portfolio	1,956	$20
PIMCO Short-Term Floating NAV Portfolio III	818,118	8,113

Total Short-Term Instruments (Cost $8,132)		8,133

Total Investments in Affiliates (Cost $70,797)		72,903

Total Investments 99.4% (Cost $86,312)		$88,668

Financial Derivative Instruments (c)(d) (0.1%) (Cost or Premiums, net $390)		(68)

Other Assets and Liabilities, net 0.7%		626

Net Assets 100.0%		$89,226

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$494	Fannie Mae 2.200% due 10/17/2022	$(504)	$494	$494

Total Repurchase Agreements						$(504)	$494	$494

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$494	$0	$0	$0	$494	$(504)	$(10)

Total Borrowings and Other Financing Transactions	$494	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	75

Schedule of Investments PIMCO RealPath™ 2035 Fund (Cont.)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,900.000	03/18/2016	25	$189	$229

Total Purchased Options				$189	$229

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	25	$(100)	$(124)

Total Written Options				$(100)	$(124)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2015	41	$7	$0	$(31)
Gold 100 oz. June Futures	Short	06/2015	12	(36)	2	0
Nikkei 225 Index June Futures	Long	06/2015	31	60	22	(23)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	20	(20)	0	(6)
WTI Crude May Futures	Long	04/2015	22	(5)	0	(24)

Total Futures Contracts				$6	$24	$(84)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $530 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$229	$24	$0	$253	$(124)	$(84)	$0	$(208)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		JPY	221,568	$		1,854	$6	$0
	05/2015	$		870		AUD	1,118	0	(20)
	05/2015			1,854		JPY	221,568	0	(6)

BPS	04/2015			1,655			197,768	0	(7)

CBK	04/2015		AUD	201	$		156	3	0

DUB	07/2015	$		722		BRL	1,959	0	(125)

GLM	04/2015			105		JPY	12,700	1	0
	05/2015		EUR	974	$		1,113	65	0

JPM	04/2015	$		93		JPY	11,100	0	0
	05/2015			53		CHF	52	1	0

UAG	05/2015			46			43	0	(1)
	05/2015			2,057		EUR	1,889	0	(25)
	05/2015			2,363		GBP	1,586	0	(11)

Total Forward Foreign Currency Contracts								$76	$(195)

76	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,900	$50	$16

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,300	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		3,100	123	44

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,400	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		3,700	78	21
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		3,700	158	53

								$409	$134

Total Purchased Options								$409	$134

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$	1,484	$(8)	$(13)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		1,484	(9)	(3)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		2,673	(20)	(20)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		2,673	(18)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	10/16/2015		2,900	(49)	(80)

								$(104)	$(131)

Total Written Options								$(104)	$(131)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in JPY		Premiums
Balance at Beginning of Period	610	$0	JPY	1,570	$(301)
Sales	2,373	24,872		1,570	(1,330)
Closing Buys	(2,229)	(2,800)		0	504
Expirations	(665)	(4,873)		(3,140)	623
Exercised	(64)	(5,985)		0	300

Balance at End of Period	25	$11,214	JPY	0	$(204)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.392%	$200	$(4)	$7	$3	$0

Total Swap Agreements						$(4)	$7	$3	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	77

Schedule of Investments PIMCO RealPath™ 2035 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$6	$16	$0	$22	$(26)	$0	$0	$(26)	$(4)	$0	$(4)
BPS	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)
CBK	3	0	3	6	0	0	0	0	6	0	6
DUB	0	0	0	0	(125)	0	0	(125)	(125)	0	(125)
GLM	66	0	0	66	(0)	(16)	0	(16)	50	0	50
JPM	1	44	0	45	(0)	0	0	0	45	0	45
MYC	0	74	0	74	0	(115)	0	(115)	(41)	(10)	(51)
UAG	0	0	0	0	(37)	0	0	(37)	(37)	0	(37)

Total Over the Counter	$76	$134	$3	$213	$(195)	$(131)	$0	$(326)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$229	$0	$0	$229
Futures	2	0	22	0	0	24

	$2	$0	$251	$0	$0	$253

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$76	$0	$76
Purchased Options	0	0	0	0	134	134
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$76	$134	$213

	$2	$3	$251	$76	$134	$466

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$124	$0	$0	$124
Futures	24	0	54	0	6	84

	$24	$0	$178	$0	$6	$208

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$195	$0	$195
Written Options	0	0	0	0	131	131

	$0	$0	$0	$195	$131	$326

	$24	$0	$178	$195	$137	$534

78	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(455)	$0	$0	$(455)
Written Options	88	0	509	0	4	601
Futures	(779)	0	676	0	138	35
Swap Agreements	0	0	0	0	102	102

	$(691)	$0	$730	$0	$244	$283

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(290)	$0	$(290)
Purchased Options	0	0	0	0	211	211
Written Options	0	0	76	125	7	208
Swap Agreements	0	2	0	0	0	2

	$0	$2	$76	$(165)	$218	$131

	$(691)	$2	$806	$(165)	$462	$414

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$192	$0	$0	$192
Written Options	0	0	(155)	0	0	(155)
Futures	(85)	0	121	0	(40)	(4)
Swap Agreements	0	0	0	0	5	5

	$(85)	$0	$158	$0	$(35)	$38

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(161)	$0	$(161)
Purchased Options	0	0	0	0	(184)	(184)
Written Options	0	0	(17)	0	(27)	(44)
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$(17)	$(161)	$(211)	$(390)

	$(85)	$(1)	$141	$(161)	$(246)	$(352)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Exchange-Traded Funds	$15,271	$0	$0	$15,271
Short-Term Instruments
Repurchase Agreements	0	494	0	494
	$15,271	$494	$0	$15,765

Investments in Affiliates, at Value
Mutual Funds	64,428	0	0	64,428
Exchange-Traded Funds	342	0	0	342
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,133	0	0	8,133
	$72,903	$0	$0	$72,903

Total Investments	$88,174	$494	$0	$88,668

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$24	$229	$0	$253
Over the counter	0	213	0	213
	$24	$442	$0	$466

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(84)	(124)	0	(208)
Over the counter	0	(326)	0	(326)
	$(84)	$(450)	$0	$(534)

Totals	$88,114	$486	$0	$88,600

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	79

Schedule of Investments PIMCO RealPath™ 2040 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 17.5%

EXCHANGE-TRADED FUNDS 17.5%
iShares MSCI EAFE ETF	48,100	$3,087
Vanguard FTSE Emerging Markets ETF	293,250	11,985
Vanguard REIT ETF	46,180	3,882

Total Exchange-Traded Funds (Cost $18,420)		18,954

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

U.S. TREASURY BILLS 0.0%
0.020% due 04/16/2015 - 06/11/2015 (a)	$5	5

Total Short-Term Instruments (Cost $5)		5

Total Investments in Securities (Cost $18,425)		18,959

	SHARES
INVESTMENTS IN AFFILIATES 82.0%

MUTUAL FUNDS (b) 73.4%
PIMCO CommoditiesPLUS® Strategy Fund	352,959	2,548

	SHARES	MARKET VALUE (000S)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	523,611	$4,943
PIMCO Emerging Markets Bond Fund	282,841	2,894
PIMCO EqS Pathfinder Fund®	310,945	2,982
PIMCO High Yield Fund	385,003	3,557
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,447,973	11,931
PIMCO Long Duration Total Return Fund	257,000	3,161
PIMCO Long-Term U.S. Government Fund	305,958	3,516
PIMCO Mortgage Opportunities Fund	110,906	1,237
PIMCO Real Return Asset Fund	128,672	1,096
PIMCO RealEstateRealReturn Strategy Fund	1,875,797	7,822
PIMCO Small Cap StocksPLUS® AR Strategy Fund	1,154,932	11,087
PIMCO StocksPLUS® Fund	1,875,559	17,930
PIMCO TRENDS Managed Futures Strategy Fund	418,293	4,677

Total Mutual Funds (Cost $75,013)		79,381

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.5%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	8,095	$553

Total Exchange-Traded Funds (Cost $563)		553

SHORT-TERM INSTRUMENTS 8.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.1%
PIMCO Short-Term Floating NAV Portfolio III	878,566	8,713

Total Short-Term Instruments (Cost $8,712)		8,713

Total Investments in Affiliates (Cost $84,288)		88,647

Total Investments 99.5% (Cost $102,713)		$107,606

Financial Derivative Instruments (c)(d) (0.1%) (Cost or Premiums, net $552)		(91)

Other Assets and Liabilities, net 0.6%		659

Net Assets 100.0%		$108,174

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Institutional Class Shares of each Fund.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,900.000	03/18/2016	31	$234	$284

Total Purchased Options				$234	$284

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	31	$(124)	$(154)

Total Written Options				$(124)	$(154)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2015	49	$8	$0	$(36)
Gold 100 oz. June Futures	Short	06/2015	15	(45)	3	0
Nikkei 225 Index June Futures	Long	06/2015	39	76	28	(29)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	24	(24)	0	(8)
WTI Crude May Futures	Long	04/2015	27	(6)	0	(29)

Total Futures Contracts				$9	$31	$(102)

80	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $631 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$284	$31	$0	$315	$(154)	$(102)	$0	$(256)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
BOA	04/2015		JPY	316,563	$	2,648	$9	$0
	05/2015	$		1,031	AUD	1,325	0	(24)
	05/2015			2,649	JPY	316,563	0	(9)

BPS	04/2015			2,421		289,263	0	(9)

CBK	04/2015		AUD	200	$	155	2	0

DUB	07/2015	$		1,133	BRL	3,073	0	(196)

GLM	05/2015		EUR	1,559	$	1,781	105	(1)

JPM	04/2015	$		227	JPY	27,300	2	(1)
	05/2015			65	CHF	63	0	0

MSB	04/2015			194	GBP	129	0	(3)

UAG	05/2015			57	CHF	54	0	(1)
	05/2015			3,421	EUR	3,141	0	(41)
	05/2015			2,763	GBP	1,854	0	(13)

Total Forward Foreign Currency Contracts							$118	$(298)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	310	$16	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	4,100	$71	$23

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,700	1	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		4,200	166	60

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,900	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		4,900	103	27
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		5,000	213	71

								$554	$181

Total Purchased Options								$570	$182

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$	1,808	$(10)	$(16)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		1,808	(11)	(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	81

Schedule of Investments PIMCO RealPath™ 2040 Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015	$	3,245	$(24)	$(24)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		3,245	(22)	(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	10/16/2015		3,400	(57)	(93)

								$(124)	$(155)

Total Written Options								$(124)	$(155)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in JPY		Premiums
Balance at Beginning of Period	924	$0	JPY	2,212	$(455)
Sales	3,149	30,768		2,212	(1,743)
Closing Buys	(2,967)	(3,200)		0	670
Expirations	(992)	(6,245)		(4,424)	881
Exercised	(83)	(7,817)		0	399

Balance at End of Period	31	$13,506	JPY	0	$(248)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.392%	$ 200	$(4)	$7	$3	$0

Total Swap Agreements						$(4)	$7	$3	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$9	$23	$0	$32	$(33)	$0	$0	$(33)	$(1)	$0	$(1)
BPS	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
CBK	3	0	3	6	0	0	0	0	6	0	6
DUB	0	1	0	1	(196)	0	0	(196)	(195)	0	(195)
GLM	105	0	0	105	(1)	(20)	0	(21)	84	0	84
JPM	1	60	0	61	(1)	0	0	(1)	60	0	60
MSB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MYC	0	98	0	98	0	(135)	0	(135)	(37)	(70)	(107)
UAG	0	0	0	0	(55)	0	0	(55)	(55)	0	(55)

Total Over the Counter	$118	$182	$3	$303	$(298)	$(155)	$0	$(453)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

82	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$284	$0	$0	$284
Futures	3	0	28	0	0	31

	$3	$0	$312	$0	$0	$315

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$118	$0	$118
Purchased Options	0	0	0	1	181	182
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$119	$181	$303

	$3	$3	$312	$119	$181	$618

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$154	$0	$0	$154
Futures	29	0	65	0	8	102

	$29	$0	$219	$0	$8	$256

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$298	$0	$298
Written Options	0	0	0	0	155	155

	$0	$0	$0	$298	$155	$453

	$29	$0	$219	$298	$163	$709

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(692)	$0	$0	$(692)
Written Options	117	0	722	0	5	844
Futures	(951)	0	966	0	86	101
Swap Agreements	0	0	0	0	135	135

	$(834)	$0	$996	$0	$226	$388

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(353)	$0	$(353)
Purchased Options	0	0	0	0	271	271
Written Options	0	0	107	165	8	280
Swap Agreements	0	2	0	0	0	2

	$0	$2	$107	$(188)	$279	$200

	$(834)	$2	$1,103	$(188)	$505	$588

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$285	$0	$0	$285
Written Options	0	0	(227)	0	0	(227)
Futures	(115)	0	173	0	(57)	1

	$(115)	$0	$231	$0	$(57)	$59

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(256)	$0	$(256)
Purchased Options	0	0	0	1	(250)	(249)
Written Options	0	0	(24)	0	(32)	(56)
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$(24)	$(255)	$(282)	$(562)

	$(115)	$(1)	$207	$(255)	$(339)	$(503)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	83

Schedule of Investments PIMCO RealPath™ 2040 Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Exchange-Traded Funds	$18,954	$0	$0	$18,954
Short-Term Instruments
U.S. Treasury Bills	0	5	0	5
	$18,954	$5	$0	$18,959

Investments in Affiliates, at Value
Mutual Funds	79,381	0	0	79,381
Exchange-Traded Funds	553	0	0	553
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,713	0	0	8,713
	$88,647	$0	$0	$88,647

Total Investments	$107,601	$5	$0	$107,606

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$31	$284	$0	$315
Over the counter	0	303	0	303
	$31	$587	$0	$618

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(102)	(154)	0	(256)
Over the counter	0	(453)	0	(453)
	$(102)	$(607)	$0	$(709)

Totals	$107,530	$(15)	$0	$107,515

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

84	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ 2045 Fund

March 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 21.0%

EXCHANGE-TRADED FUNDS 20.2%
iShares MSCI EAFE ETF	34,350	$2,204
Vanguard FTSE Emerging Markets ETF	197,140	8,057
Vanguard REIT ETF	23,090	1,941

Total Exchange-Traded Funds (Cost $12,010)		12,202

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (c) 0.8%
		461

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.0%
0.032% due 04/16/2015 - 06/11/2015 (a)	$3	3

Total Short-Term Instruments (Cost $464)		464

Total Investments in Securities (Cost $12,474)		12,666

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 78.5%

MUTUAL FUNDS (b) 70.6%
PIMCO CommoditiesPLUS® Strategy Fund	194,374	$1,403
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	298,950	2,822
PIMCO Emerging Markets Bond Fund	139,757	1,430
PIMCO EqS Pathfinder Fund®	196,270	1,882
PIMCO High Yield Fund	62,747	580
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	909,595	7,495
PIMCO Long Duration Total Return Fund	109,662	1,349
PIMCO Long-Term U.S. Government Fund	164,118	1,886
PIMCO Mortgage Opportunities Fund	54,680	610
PIMCO RealEstateRealReturn Strategy Fund	1,097,323	4,576
PIMCO Small Cap StocksPLUS® AR Strategy Fund	636,048	6,106
PIMCO StocksPLUS® Fund	1,043,960	9,980
PIMCO TRENDS Managed Futures Strategy Fund	218,891	2,447

Total Mutual Funds (Cost $40,884)		42,566

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.4%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,240	$222

Total Exchange-Traded Funds (Cost $231)		222

SHORT-TERM INSTRUMENTS 7.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.5%
PIMCO Short-Term Floating NAV Portfolio	1,982	20
PIMCO Short-Term Floating NAV Portfolio III	454,629	4,508

Total Short-Term Instruments (Cost $4,528)		4,528

Total Investments in Affiliates (Cost $45,643)		47,316

Total Investments 99.5% (Cost $58,117)		$59,982

Financial Derivative Instruments (d)(e) (0.2%) (Cost or Premiums, net $218)		(97)

Other Assets and Liabilities, net 0.7%		388

Net Assets 100.0%		$60,273

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$461	Fannie Mae 2.200% due 10/17/2022	$(474)	$461	$461

Total Repurchase Agreements						$(474)	$461	$461

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$461	$0	$0	$0	$461	$(474)	$(13)

Total Borrowings and Other Financing Transactions	$461	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	85

Schedule of Investments PIMCO RealPath™ 2045 Fund (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,900.000	03/18/2016	17	$128	$156

Total Purchased Options				$128	$156

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	17	$(68)	$(85)

Total Written Options				$(68)	$(85)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2015	27	$5	$0	$(20)
Gold 100 oz. June Futures	Short	06/2015	7	(21)	2	0
Nikkei 225 Index June Futures	Long	06/2015	20	39	13	(15)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	13	(13)	0	(4)
WTI Crude May Futures	Long	04/2015	16	(4)	0	(17)

Total Futures Contracts				$6	$15	$(56)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $366 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$156	$15	$0	$171	$(85)	$(56)	$0	$(141)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		JPY	159,655	$		1,336	$4	$1
	05/2015	$		636		AUD	818	0	(15)
	05/2015			1,336		JPY	159,655	0	(4)

BPS	04/2015			1,192			142,455	0	(5)

CBK	04/2015		AUD	99	$		77	2	0
	05/2015		EUR	55			63	3	0

DUB	07/2015	$		448		BRL	1,217	0	(77)

GLM	04/2015			73		JPY	8,700	0	(1)
	05/2015		EUR	16	$		17	0	0

JPM	04/2015	$		70		JPY	8,500	1	0
	05/2015			36		CHF	35	0	0

UAG	05/2015			31			29	0	(1)
	05/2015			1,297		EUR	1,191	0	(16)
	05/2015			1,830		GBP	1,228	0	(9)

Total Forward Foreign Currency Contracts								$10	$(127)

86	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	1,700	$30	$10

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		700	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		1,700	67	24

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		800	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		2,000	42	11
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		2,100	90	30

								$229	$75

Total Purchased Options								$229	$75

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$	1,001	$(5)	$(9)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		1,001	(6)	(2)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		1,814	(13)	(13)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		1,814	(13)	(10)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	10/16/2015		1,900	(32)	(53)

								$(69)	$(87)

Total Written Options								$(69)	$(87)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in JPY	Premiums
Balance at Beginning of Period	454	$0	JPY 1,008	$(223)
Sales	1,847	17,245	1,008	(1,012)
Closing Buys	(1,739)	(2,000)	0	393
Expirations	(497)	(3,501)	(2,016)	474
Exercised	(48)	(4,214)	0	231

Balance at End of Period	17	$7,530	JPY 0	$(137)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.392%	$ 100	$(2)	$4	$2	$0

Total Swap Agreements						$(2)	$4	$2	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	87

Schedule of Investments PIMCO RealPath™ 2045 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$4	$10	$0	$14	$(18)	$0	$0	$(18)	$(4)	$0	$(4)
BPS	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)
CBK	5	0	2	7	0	0	0	0	7	0	7
DUB	0	0	0	0	(77)	0	0	(77)	(77)	0	(77)
GLM	0	0	0	0	(1)	(11)	0	(12)	(12)	0	(12)
JPM	1	24	0	25	0	0	0	0	25	0	25
MYC	0	41	0	41	0	(76)	0	(76)	(35)	0	(35)
UAG	0	0	0	0	(26)	0	0	(26)	(26)	0	(26)

Total Over the Counter	$10	$75	$2	$87	$(127)	$(87)	$0	$(214)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$156	$0	$0	$156
Futures	2	0	13	0	0	15

	$2	$0	$169	$0	$0	$171

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10	$0	$10
Purchased Options	0	0	0	0	75	75
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$10	$75	$87

	$2	$2	$169	$10	$75	$258

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$85	$0	$0	$85
Futures	17	0	35	0	4	56

	$17	$0	$120	$0	$4	$141

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$127	$0	$127
Written Options	0	0	0	0	87	87

	$0	$0	$0	$127	$87	$214

	$17	$0	$120	$127	$91	$355

88	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(345)	$0	$0	$(345)
Written Options	69	0	389	0	3	461
Futures	(716)	0	453	0	133	(130)
Swap Agreements	0	0	0	0	74	74

	$(647)	$0	$497	$0	$210	$60

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(389)	$0	$(389)
Purchased Options	0	0	0	0	137	137
Written Options	0	0	48	97	5	150
Swap Agreements	0	1	0	0	0	1

	$0	$1	$48	$(292)	$142	$(101)

	$(647)	$1	$545	$(292)	$352	$(41)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$142	$0	$0	$142
Written Options	0	0	(115)	0	0	(115)
Futures	(52)	0	82	0	(23)	7

	$(52)	$0	$109	$0	$(23)	$34

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(138)	$0	$(138)
Purchased Options	0	0	0	0	(103)	(103)
Written Options	0	0	(11)	0	(18)	(29)

	$0	$0	$(11)	$(138)	$(121)	$(270)

	$(52)	$0	$98	$(138)	$(144)	$(236)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Exchange-Traded Funds	$12,202	$0	$0	$12,202
Short-Term Instruments
Repurchase Agreements	0	461	0	461
U.S. Treasury Bills	0	3	0	3
	$12,202	$464	$0	$12,666

Investments in Affiliates, at Value
Mutual Funds	42,566	0	0	42,566
Exchange-Traded Funds	222	0	0	222
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,528	0	0	4,528
	$47,316	$0	$0	$47,316

Total Investments	$59,518	$464	$0	$59,982

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$15	$156	$0	$171
Over the counter	0	87	0	87
	$15	$243	$0	$258

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(56)	(85)	0	(141)
Over the counter	0	(214)	0	(214)
	$(56)	$(299)	$0	$(355)

Totals	$59,477	$408	$0	$59,885

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	89

Schedule of Investments PIMCO RealPath™ 2050 Fund

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 21.2%

EXCHANGE-TRADED FUNDS 21.2%
iShares MSCI EAFE ETF	54,160	$3,476
Vanguard FTSE Emerging Markets ETF	316,910	12,952
Vanguard REIT ETF	41,850	3,518

Total Exchange-Traded Funds (Cost $19,510)		19,946

Total Investments in Securities (Cost $19,510)		19,946

INVESTMENTS IN AFFILIATES 78.2%

MUTUAL FUNDS (a) 69.3%
PIMCO CommoditiesPLUS® Strategy Fund	297,823	2,150
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	423,645	3,999
PIMCO Emerging Markets Bond Fund	192,551	1,970
PIMCO EqS Pathfinder Fund®	295,748	2,836
PIMCO High Yield Fund	85,363	789

	SHARES	MARKET VALUE (000S)
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	1,381,807	$11,386
PIMCO Long Duration Total Return Fund	108,569	1,335
PIMCO Long-Term U.S. Government Fund	219,742	2,525
PIMCO Mortgage Opportunities Fund	75,591	843
PIMCO RealEstateRealReturn Strategy Fund	1,596,422	6,657
PIMCO Small Cap StocksPLUS® AR Strategy Fund	982,900	9,436
PIMCO StocksPLUS® Fund	1,816,701	17,368
PIMCO TRENDS Managed Futures Strategy Fund	344,930	3,856

Total Mutual Funds (Cost $63,110)		65,150

EXCHANGE-TRADED FUNDS 0.4%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	4,720	323

Total Exchange-Traded Funds (Cost $330)		323

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.5%
PIMCO Short-Term Floating NAV Portfolio	1,797	$18
PIMCO Short-Term Floating NAV Portfolio III	807,957	8,012

Total Short-Term Instruments (Cost $8,030)		8,030

Total Investments in Affiliates (Cost $71,470)		73,503

Total Investments 99.4% (Cost $90,980)		$93,449

Financial Derivative Instruments (b)(c) (0.1%) (Cost or Premiums, net $397)		(88)

Other Assets and Liabilities, net 0.7%		693

Net Assets 100.0%		$94,054

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,900.000	03/18/2016	27	$204	$247

Total Purchased Options				$204	$247

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	27	$(108)	$(134)

Total Written Options				$(108)	$(134)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2015	45	$9	$0	$(33)
Gold 100 oz. June Futures	Short	06/2015	13	(39)	3	0
Nikkei 225 Index June Futures	Long	06/2015	33	64	23	(25)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	21	(21)	0	(6)
WTI Crude May Futures	Long	04/2015	23	(5)	0	(25)

Total Futures Contracts				$8	$26	$(89)

90	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $565 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$247	$26	$0	$273	$(134)	$(89)	$0	$(223)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		JPY	253,954	$		2,125	$7	$0
	05/2015	$		1,061		AUD	1,363	0	(25)
	05/2015			2,125		JPY	253,954	0	(7)

BPS	04/2015			1,919			229,254	0	(8)

CBK	04/2015		AUD	252	$		196	4	0
	05/2015		EUR	769			875	48	0

DUB	05/2015	$		47		CHF	45	0	(1)
	07/2015			661		BRL	1,794	0	(114)

GLM	05/2015		EUR	24	$		25	0	0

JPM	04/2015	$		206		JPY	24,700	1	(1)
	05/2015			54		CHF	53	0	0

MSB	04/2015			194		GBP	129	0	(3)

UAG	05/2015			2,839		EUR	2,607	0	(34)
	05/2015			2,636		GBP	1,769	0	(12)

Total Forward Foreign Currency Contracts								$60	$(205)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	280	$14	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	2,900	$50	$16

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,200	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		2,900	115	41

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		1,400	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		3,500	74	20
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		3,600	153	51

								$392	$128

Total Purchased Options								$406	$129

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	91

Schedule of Investments PIMCO RealPath™ 2050 Fund (Cont.)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$	1,558	$(8)	$(14)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		1,558	(10)	(3)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		2,818	(21)	(21)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		2,818	(19)	(15)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	10/16/2015		2,600	(43)	(72)

								$(101)	$(125)

Total Written Options								$(101)	$(125)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in JPY		Premiums
Balance at Beginning of Period	709	$0	JPY	1,534	$(345)
Sales	2,687	24,867		1,534	(1,487)
Closing Buys	(2,524)	(2,400)		0	568
Expirations	(773)	(5,037)		(3,068)	716
Exercised	(72)	(6,078)		0	339

Balance at End of Period	27	$11,352	JPY	0	$(209)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.392%	$ 200	$(4)	$7	$3	$0

Total Swap Agreements						$(4)	$7	$3	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$7	$16	$0	$23	$(32)	$0	$0	$(32)	$(9)	$0	$(9)
BPS	0	0	0	0	(8)	0	0	(8)	(8)	0	(8)
CBK	52	0	3	55	0	0	0	0	55	0	55
DUB	0	1	0	1	(115)	0	0	(115)	(114)	0	(114)
GLM	0	0	0	0	(0)	(17)	0	(17)	(17)	0	(17)
JPM	1	41	0	42	(1)	0	0	(1)	41	0	41
MSB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MYC	0	71	0	71	0	(108)	0	(108)	(37)	(10)	(47)
UAG	0	0	0	0	(46)	0	0	(46)	(46)	0	(46)

Total Over the Counter	$60	$129	$3	$192	$(205)	$(125)	$0	$(330)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

92	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$247	$0	$0	$247
Futures	3	0	23	0	0	26

	$3	$0	$270	$0	$0	$273

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60	$0	$60
Purchased Options	0	0	0	1	128	129
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$61	$128	$192

	$3	$3	$270	$61	$128	$465

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$134	$0	$0	$134
Futures	25	0	58	0	6	89

	$25	$0	$192	$0	$6	$223

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$205	$0	$205
Written Options	0	0	0	0	125	125

	$0	$0	$0	$205	$125	$330

	$25	$0	$192	$205	$131	$553

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(535)	$0	$0	$(535)
Written Options	98	0	582	0	5	685
Futures	(796)	0	743	0	10	(43)
Swap Agreements	0	0	0	0	113	113

	$(698)	$0	$790	$0	$128	$220

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(432)	$0	$(432)
Purchased Options	0	0	0	0	197	197
Written Options	0	0	74	143	6	223
Swap Agreements	0	2	0	0	0	2

	$0	$2	$74	$(289)	$203	$(10)

	$(698)	$2	$864	$(289)	$331	$210

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$223	$0	$0	$223
Written Options	0	0	(178)	0	0	(178)
Futures	(88)	0	137	0	(33)	16

	$(88)	$0	$182	$0	$(33)	$61

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(176)	$0	$(176)
Purchased Options	0	0	0	1	(177)	(176)
Written Options	0	0	(17)	0	(24)	(41)
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$(17)	$(175)	$(201)	$(394)

	$(88)	$(1)	$165	$(175)	$(234)	$(333)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	93

Schedule of Investments PIMCO RealPath™ 2050 Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Exchange-Traded Funds	$19,946	$0	$0	$19,946
	$19,946	$0	$0	$19,946

Investments in Affiliates, at Value
Mutual Funds	65,150	0	0	65,150
Exchange-Traded Funds	323	0	0	323
Short-Term Instruments
Central Funds Used for Cash Management Purposes	8,030	0	0	8,030
	$73,503	$0	$0	$73,503

Total Investments	$93,449	$0	$0	$93,449

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$26	$247	$0	$273
Over the counter	0	192	0	192
	$26	$439	$0	$465

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(89)	(134)	0	(223)
Over the counter	0	(330)	0	(330)
	$(89)	$(464)	$0	$(553)

Totals	$93,386	$(25)	$0	$93,361

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

94	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ 2055 Fund

March 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 20.6%

EXCHANGE-TRADED FUNDS 20.4%
iShares MSCI EAFE ETF	1,750	$112
Vanguard FTSE Emerging Markets ETF	10,441	427
Vanguard REIT ETF	1,490	125

Total Exchange-Traded Funds (Cost $645)		664

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

U.S. TREASURY BILLS 0.2%
0.027% due 06/11/2015 (c)	$6	6

Total Short-Term Instruments (Cost $6)		6

Total Investments in Securities (Cost $651)		670

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 75.0%

MUTUAL FUNDS (a) 68.9%
PIMCO CommoditiesPLUS® Strategy Fund	9,961	$72
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	17,019	161
PIMCO Emerging Markets Bond Fund	6,113	62
PIMCO EqS Pathfinder Fund®	9,924	95
PIMCO High Yield Fund	3,393	31
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	51,575	425
PIMCO Long Duration Total Return Fund	10,293	127
PIMCO Mortgage Opportunities Fund	2,778	31
PIMCO Real Return Asset Fund	1,830	16
PIMCO RealEstateRealReturn Strategy Fund	52,487	219
PIMCO Small Cap StocksPLUS® AR Strategy Fund	33,406	321
PIMCO StocksPLUS® Fund	58,533	559

	SHARES	MARKET VALUE (000S)
PIMCO TRENDS Managed Futures Strategy Fund	11,209	$125

Total Mutual Funds (Cost $2,177)		2,244

SHORT-TERM INSTRUMENTS 6.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.1%
PIMCO Short-Term Floating NAV Portfolio III	20,205	201

Total Short-Term Instruments (Cost $200)		201

Total Investments in Affiliates (Cost $2,377)		2,445

Total Investments 95.6% (Cost $3,028)		$3,115

Financial Derivative Instruments (b)(d) 0.0% (Cost or Premiums, net $5)		0

Other Assets and Liabilities, net 4.4%		144

Net Assets 100.0%		$3,259

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,550.000	01/15/2016	3	$12	$7
Put - CBOE S&P 500 Index	1,900.000	03/18/2016	1	7	9

				$19	$16

Total Purchased Options				$19	$16

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,450.000	01/15/2016	3	$(9)	$(5)
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	1	(4)	(5)

				$(13)	$(10)

Total Written Options				$(13)	$(10)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2015	2	$(3)	$0	$(2)
Nikkei 225 Index June Futures	Long	06/2015	1	1	1	(1)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	1	(1)	0	0
WTI Crude May Futures	Long	04/2015	1	(0)	0	(1)

Total Futures Contracts				$(3)	$1	$(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	95

Schedule of Investments PIMCO RealPath™ 2055 Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(c)	Securities with an aggregate market value of $6 have been pledged as collateral as of March 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

Cash of $36 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$16	$1	$0	$17	$(10)	$(4)	$0	$(14)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	05/2015	$	30	AUD	39	$0	$(1)

CBK	05/2015		1	CHF	1	0	0

GLM	04/2015		3	JPY	400	0	0

JPM	04/2015		3		300	0	0

UAG	05/2015		2	CHF	2	0	0
	05/2015		68	EUR	62	0	(1)
	05/2015		98	GBP	66	0	0

Total Forward Foreign Currency Contracts						$0	$(2)

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015	$	98	$(1)	$(1)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		98	0	0

								$(1)	$(1)

Total Written Options								$(1)	$(1)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$0	$0
Sales	6	196	(14)
Closing Buys	0	0	0
Expirations	(1)	0	0
Exercised	(1)	0	0

Balance at End of Period	4	$196	$(14)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposures (1)
BOA	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
MYC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
UAG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$0	$0	$0	$0	$(2)	$(1)	$0	$(3)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

96	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$16	$0	$0	$16
Futures	0	0	1	0	0	1

	$0	$0	$17	$0	$0	$17

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$10	$0	$0	$10
Futures	1	0	3	0	0	4

	$1	$0	$13	$0	$0	$14

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2
Written Options	0	0	0	0	1	1

	$0	$0	$0	$2	$1	$3

	$1	$0	$13	$2	$1	$17

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$(6)	$0	$12	$0	$(3)	$3
Swap Agreements	0	0	0	0	4	4

	$(6)	$0	$12	$0	$1	$7

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(3)	$0	$0	$(3)
Written Options	0	0	3	0	0	3
Futures	0	0	(2)	0	(1)	(3)

	$0	$0	$(2)	$0	$(1)	$(3)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2)	$0	$(2)

	$0	$0	$(2)	$(2)	$(1)	$(5)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	97

Schedule of Investments PIMCO RealPath™ 2055 Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Exchange-Traded Funds	$664	$0	$0	$664
Short-Term Instruments
U.S. Treasury Bills	0	6	0	6
	$664	$6	$0	$670

Investments in Affiliates, at Value
Mutual Funds	2,244	0	0	2,244
Short-Term Instruments
Central Funds Used for Cash Management Purposes	201	0	0	201
	$2,445	$0	$0	$2,445

Total Investments	$3,109	$6	$0	$3,115

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1	$16	$0	$17

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(4)	(10)	0	(14)
Over the counter	0	(3)	0	(3)
	$(4)	$(13)	$0	$(17)

Totals	$3,106	$9	$0	$3,115

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

98	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RealPath™ Income Fund

March 31, 2015

		SHARES	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 7.7%

EXCHANGE-TRADED FUNDS 6.2%
iShares MSCI EAFE ETF		29,840	$1,915
Vanguard FTSE Emerging Markets ETF		76,545	3,129
Vanguard REIT ETF		15,880	1,335

Total Exchange-Traded Funds (Cost $6,233)			6,379

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 1.5%

JAPAN TREASURY BILLS 1.5%
0.010% due 06/08/2015	JPY	190,000	1,584

Total Short-Term Instruments (Cost $1,581)			1,584

Total Investments in Securities (Cost $7,814)			7,963

		SHARES
INVESTMENTS IN AFFILIATES 91.9%

MUTUAL FUNDS (a) 86.1%
PIMCO CommoditiesPLUS® Strategy Fund		341,079	2,463

	SHARES	MARKET VALUE (000S)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	277,322	$2,618
PIMCO Emerging Markets Bond Fund	269,836	2,760
PIMCO EqS Pathfinder Fund®	152,226	1,460
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	950,965	10,470
PIMCO High Yield Fund	299,304	2,766
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	709,848	5,849
PIMCO Long Duration Total Return Fund	527,190	6,484
PIMCO Mortgage Opportunities Fund	93,777	1,046
PIMCO Real Return Asset Fund	682,556	5,815
PIMCO Real Return Fund	1,068,722	11,820
PIMCO RealEstateRealReturn Strategy Fund	1,030,168	4,296
PIMCO Small Cap StocksPLUS® AR Strategy Fund	284,375	2,730
PIMCO StocksPLUS® Fund	959,452	9,172
PIMCO Total Return Fund	1,582,752	17,189
PIMCO TRENDS Managed Futures Strategy Fund	212,985	2,381

Total Mutual Funds (Cost $88,108)		89,319

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%
PIMCO Short-Term Floating NAV Portfolio III	607,772	$6,027

Total Short-Term Instruments (Cost $6,026)		6,027

Total Investments in Affiliates (Cost $94,134)		95,346

Total Investments 99.6% (Cost $101,948)		$103,309

Financial Derivative Instruments (b)(c) 0.0% (Cost or Premiums, net $416)		11

Other Assets and Liabilities, net 0.4%		434

Net Assets 100.0%		$103,754

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $1,406 at a weighted average interest rate of 0.130%.

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE S&P 500 Index	1,900.000	03/18/2016	29	$219	$267

Total Purchased Options				$219	$267

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	1,700.000	03/18/2016	29	$(116)	$(144)

Total Written Options				$(116)	$(144)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index June Futures	Long	06/2015	19	$4	$0	$(14)
Gold 100 oz. June Futures	Short	06/2015	4	(12)	1	0
Nikkei 225 Index June Futures	Long	06/2015	12	23	8	(9)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	23	(23)	0	(7)
WTI Crude May Futures	Long	04/2015	27	(6)	0	(29)

Total Futures Contracts				$(14)	$9	$(59)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	99

Schedule of Investments PIMCO RealPath™ Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $374 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$267	$9	$0	$276	$(144)	$(59)	$0	$(203)

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	05/2015	$		559		AUD	719	$0	$(13)
	06/2015		JPY	190,000	$		1,588	3	0

CBK	04/2015		AUD	200			155	3	0

DUB	07/2015	$		699		BRL	1,897	0	(121)

GLM	05/2015		EUR	945	$		1,081	64	0

JPM	04/2015	$		660		JPY	79,000	0	(1)
	05/2015			64		CHF	62	0	0

MSB	04/2015			194		GBP	129	0	(3)

UAG	05/2015			56		CHF	53	0	(1)
	05/2015			563		EUR	517	0	(7)
	05/2015			1,191		GBP	799	0	(6)

Total Forward Foreign Currency Contracts								$70	$(152)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC EUR versus USD	$1.000	05/22/2015	EUR	410	$20	$1

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$ 2,800	$49	$16

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	1,200	0	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	2,900	115	41

MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015	1,400	0	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	3,600	76	20
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	3,600	153	51

							$393	$128

Total Purchased Options							$413	$129

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$ 1,739	$(9)	$(16)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015	1,739	(11)	(4)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015	3,117	(23)	(23)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015	3,117	(21)	(17)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.250%	10/16/2015	1,900	(32)	(52)

							$(96)	$(112)

Total Written Options							$(96)	$(112)

100	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in JPY		Premiums
Balance at Beginning of Period	232	$0	JPY	1,273	$(120)
Sales	861	18,785		1,273	(571)
Closing Buys	(575)	(1,600)		0	138
Expirations	(455)	(2,412)		(2,546)	243
Exercised	(34)	(3,161)		0	98

Balance at End of Period	29	$11,612	JPY	0	$(212)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON U.S. MUNICIPAL ISSUES - SELL PROTECTION (1)

		Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
Counterparty	Reference Entity							Asset	Liability
CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.392%	$ 200	$(4)	$7	$3	$0

Total Swap Agreements						$(4)	$7	$3	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (4)
BOA	$3	$16	$0	$19	$(13)	$0	$0	$(13)	$6	$0	$6
CBK	3	0	3	6	0	0	0	0	6	0	6
DUB	0	1	0	1	(121)	0	0	(121)	(120)	0	(120)
GLM	64	0	0	64	0	(20)	0	(20)	44	0	44
JPM	0	41	0	41	(1)	0	0	(1)	40	0	40
MSB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
MYC	0	71	0	71	0	(92)	0	(92)	(21)	(20)	(41)
UAG	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)

Total Over the Counter	$70	$129	$3	$202	$(152)	$(112)	$0	$(264)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	101

Schedule of Investments PIMCO RealPath™ Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$267	$0	$0	$267
Futures	1	0	8	0	0	9

	$1	$0	$275	$0	$0	$276

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$70	$0	$70
Purchased Options	0	0	0	1	128	129
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$71	$128	$202

	$1	$3	$275	$71	$128	$478

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$144	$0	$0	$144
Futures	29	0	23	0	7	59

	$29	$0	$167	$0	$7	$203

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$152	$0	$152
Written Options	0	0	0	0	112	112

	$0	$0	$0	$152	$112	$264

	$29	$0	$167	$152	$119	$467

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(185)	$0	$0	$(185)
Written Options	21	0	163	0	5	189
Futures	(451)	0	267	0	202	18
Swap Agreements	0	0	0	0	60	60

	$(430)	$0	$245	$0	$267	$82

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$101	$0	$101
Purchased Options	0	0	0	0	148	148
Written Options	0	0	61	40	4	105
Swap Agreements	0	2	0	0	0	2

	$0	$2	$61	$141	$152	$356

	$(430)	$2	$306	$141	$419	$438

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$100	$0	$0	$100
Written Options	0	0	(71)	0	0	(71)
Futures	(29)	0	48	0	(25)	(6)
Swap Agreements	0	0	0	0	50	50

	$(29)	$0	$77	$0	$25	$73

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(132)	$0	$(132)
Purchased Options	0	0	0	1	(177)	(176)
Written Options	0	0	(14)	0	(16)	(30)
Swap Agreements	0	(1)	0	0	0	(1)

	$0	$(1)	$(14)	$(131)	$(193)	$(339)

	$(29)	$(1)	$63	$(131)	$(168)	$(266)

102	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Exchange-Traded Funds	$6,379	$0	$0	$6,379
Short-Term Instruments
Japan Treasury Bills	0	1,584	0	1,584
	$6,379	$1,584	$0	$7,963

Investments in Affiliates, at Value
Mutual Funds	89,319	0	0	89,319
Short-Term Instruments
Central Funds Used for Cash Management Purposes	6,027	0	0	6,027
	$95,346	$0	$0	$95,346

Total Investments	$101,725	$1,584	$0	$103,309

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$9	$267	$0	$276
Over the counter	0	202	0	202
	$9	$469	$0	$478

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(59)	(144)	0	(203)
Over the counter	0	(264)	0	(264)
	$(59)	$(408)	$0	$(467)

Totals	$101,675	$1,645	$0	$103,320

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	103

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 66.6%

CORPORATE BONDS & NOTES 9.9%

BANKING & FINANCE 8.6%
Ally Financial, Inc.
2.750% due 01/30/2017		$1,300	$1,298
3.125% due 01/15/2016		300	302
3.500% due 07/18/2016		300	305
4.625% due 06/26/2015		4,500	4,528
4.750% due 09/10/2018		100	103
5.500% due 02/15/2017		975	1,016
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	3,200	4,013
Banco Santander S.A.
6.250% due 09/11/2021 (d)		10,400	11,259
Bankia S.A.
0.255% due 01/25/2016		300	323
3.500% due 01/17/2019		6,100	7,149
4.375% due 02/14/2017		400	460
Barclays Bank PLC
7.625% due 11/21/2022		$10,300	12,077
7.750% due 04/10/2023		400	444
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	222
8.000% due 12/15/2020 (d)		800	960
BPCE S.A.
4.625% due 07/11/2024		$6,300	6,477
Caifu Holdings Ltd.
8.750% due 01/24/2020		1,400	1,271
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	400	454
7.875% due 01/23/2024 (d)		$2,300	2,440
8.125% due 09/19/2033		1,300	1,482
Credit Suisse AG
6.500% due 08/08/2023		5,900	6,751
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,300	3,334
4.750% due 08/15/2017		800	846
GMAC International Finance BV
7.500% due 04/21/2015	EUR	200	216
International Lease Finance Corp.
4.875% due 04/01/2015		$300	300
5.750% due 05/15/2016		300	312
6.750% due 09/01/2016		300	320
8.625% due 09/15/2015		300	309
KBC Bank NV
8.000% due 01/25/2023		3,400	3,829
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	6,000	9,508
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	3,000	2,798
Navient Corp.
6.250% due 01/25/2016		$333	343
Rabobank Group
8.375% due 07/26/2016 (d)		2,600	2,779
8.400% due 06/29/2017 (d)		1,000	1,110
Shimao Property Holdings Ltd.
6.625% due 01/14/2020		1,400	1,414
Springleaf Finance Corp.
5.400% due 12/01/2015		100	102
UniCredit SpA
6.750% due 09/10/2021 (d)	EUR	800	880
8.000% due 06/03/2024 (d)(g)		$600	621

			92,355

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 1.2%
Country Garden Holdings Co. Ltd.
7.500% due 01/10/2023	$1,400	$1,361
DISH DBS Corp.
7.125% due 02/01/2016	1,200	1,250
HCA, Inc.
6.500% due 02/15/2016	200	208
KWG Property Holding Ltd.
8.625% due 02/05/2020	2,800	2,702
Longfor Properties Co. Ltd.
6.750% due 01/29/2023	2,800	2,768
MGM Resorts International
7.500% due 06/01/2016	300	316
10.000% due 11/01/2016	100	111
Oceanwide Real Estate International Holdings Co. Ltd.
11.750% due 09/08/2019	1,400	1,400
Sunac China Holdings Ltd.
8.750% due 12/05/2019	2,900	2,733
Time Warner Cable, Inc.
5.850% due 05/01/2017	200	218

		13,067

UTILITIES 0.1%
Sprint Communications, Inc.
6.000% due 12/01/2016	500	523

Total Corporate Bonds & Notes (Cost $107,997)		105,945

U.S. GOVERNMENT AGENCIES 1.4%
Fannie Mae
0.724% due 09/25/2041	7,679	7,765
3.000% due 05/01/2045	5,000	5,101
4.000% due 10/01/2040 †	15	16
Freddie Mac
0.725% due 07/15/2041	2,262	2,283

Total U.S. Government Agencies (Cost $15,000)		15,165

U.S. TREASURY OBLIGATIONS 14.5%
U.S. Treasury Bonds
2.500% due 02/15/2045	4,400	4,363
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (j)	1,321	1,337
0.125% due 01/15/2023	5,367	5,397
0.250% due 01/15/2025 (g)(j)	17,961	18,127
0.375% due 07/15/2023 (g)(j)	16,271	16,710
0.500% due 04/15/2015 (i)	324	325
0.625% due 07/15/2021 (g)	34,743	36,463
0.625% due 02/15/2043 (g)	7,284	7,166
1.375% due 02/15/2044 (g)	21,332	25,162
1.875% due 07/15/2019 (j)	657	725
2.125% due 02/15/2040 (g)	476	637
2.375% due 01/15/2025 (g)(j)	7,043	8,552
3.875% due 04/15/2029	341	502
U.S. Treasury Notes
1.625% due 04/30/2019 (i)(j)(l)	29,100	29,580

Total U.S. Treasury Obligations (Cost $151,063)		155,046

MORTGAGE-BACKED SECURITIES 0.8%
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035	245	247
2.260% due 08/25/2035	78	78
2.449% due 08/25/2033	251	251

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050		$600	$650
Citigroup Mortgage Loan Trust, Inc.
2.570% due 10/25/2035 ^		733	728
Countrywide Alternative Loan Trust
0.504% due 11/20/2035		1,616	1,320
1.128% due 02/25/2036		312	284
Countrywide Home Loan Mortgage Pass-Through Trust
0.494% due 03/25/2035		188	181
2.391% due 09/20/2036 ^		206	183
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045		1,124	1,237
Residential Accredit Loans, Inc. Trust
6.000% due 06/25/2036		536	465
Structured Adjustable Rate Mortgage Loan Trust
2.496% due 01/25/2035		52	50
Structured Asset Mortgage Investments Trust
0.428% due 07/19/2035		94	90
WaMu Mortgage Pass-Through Certificates Trust
0.828% due 02/25/2047		346	280
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 03/25/2036		883	882
2.623% due 09/25/2036 ^		2,047	1,910

Total Mortgage-Backed Securities (Cost $7,643)			8,836

ASSET-BACKED SECURITIES 0.2%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		964	1,031
Wood Street CLO BV
0.431% due 11/22/2021	EUR	439	468

Total Asset-Backed Securities (Cost $1,452)			1,499

SOVEREIGN ISSUES 18.4%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		1,500	1,185
France Government Bond
0.100% due 07/25/2021 (c)(g)		11,015	12,724
0.250% due 07/25/2018 (c)		2,656	3,005
1.000% due 07/25/2017 (c)		1,233	1,399
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	46,600	3,358
4.500% due 12/04/2025 (c)		18,520	1,389
New Zealand Government Bond
2.000% due 09/20/2025	NZD	8,357	6,414
3.000% due 09/20/2030		1,329	1,155
Province of Ontario
3.450% due 06/02/2045	CAD	9,300	8,266
Republic of Germany
0.750% due 04/15/2018 (c)(g)	EUR	60,916	69,153
Slovenia Government International Bond
5.250% due 02/18/2024		$1,900	2,190
5.850% due 05/10/2023		2,600	3,087
Spain Government International Bond
3.800% due 04/30/2024 (g)	EUR	19,500	25,759
5.150% due 10/31/2044		2,800	5,128
United Kingdom Gilt
0.125% due 03/22/2024 (c)	GBP	27,400	45,128
0.125% due 03/22/2058 (c)		3,195	7,251

Total Sovereign Issues (Cost $218,455)			196,591

104	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 11.2%

CONSUMER DISCRETIONARY 1.6%
Christian Dior SE	4,363	$825
Luxottica Group SpA	13,088	832
LVMH Moet Hennessy Louis Vuitton SE	4,831	853
Orbitz Worldwide, Inc. (a)(i)	548,705	6,398
Pirelli & C. SpA	52,051	865
Reed Elsevier NV	30,243	754
SFX Entertainment, Inc. (a)(i)	23,989	98
TRW Automotive Holdings Corp. (a)(i)	61,587	6,457

		17,082

CONSUMER STAPLES 0.7%
Anheuser-Busch InBev NV	6,540	800
Delhaize Group S.A.	9,781	881
Kweichow Moutai Co. Ltd. ‘A’	151,101	4,772
Unilever NV - Dutch Certificate	18,788	786

		7,239

ENERGY 0.8%
Dresser-Rand Group, Inc. (a)	78,619	6,317
Eni SpA	41,738	724
Tenaris S.A.	50,179	704
Total S.A.	13,684	681

		8,426

FINANCIALS 4.7%
Bank of China Ltd. ‘A’	6,401,200	4,533
Barclays PLC	2,121,298	7,634
China Construction Bank Corp. ‘A’	5,763,127	5,680
Industrial & Commercial Bank of China Ltd. ‘A’	8,450,800	6,625
Intesa Sanpaolo SpA	4,594,601	15,641
Lloyds Banking Group PLC (a)	8,760,246	10,172

		50,285

HEALTH CARE 1.4%
Bayer AG	5,338	803
Catamaran Corp. (a)	90,016	5,360
Essilor International S.A.	6,628	761
Fresenius Medical Care AG & Co. KGaA	9,984	832
Grifols S.A.	17,964	772
Hospira, Inc. (a)	66,055	5,802
Sanofi	7,801	771

		15,101

INDUSTRIALS 0.9%
Airbus Group NV	14,099	916
Kone OYJ ‘B’	15,366	682
Koninklijke Philips Electronics NV	25,712	730
Metso OYJ	24,431	714
Polypore International, Inc. (a)	101,829	5,998
Vallourec S.A.	29,392	718

		9,758

	SHARES	MARKET VALUE (000S)
INFORMATION TECHNOLOGY 0.6%
Aruba Networks, Inc. (a)	157,393	$3,855
ASML Holding NV	6,959	709
Dassault Systemes	12,090	821
STMicroelectronics NV	93,403	873

		6,258

MATERIALS 0.5%
Koninklijke DSM NV	12,950	724
Lafarge S.A.	10,189	661
Sigma-Aldrich Corp. (i)	27,847	3,850
Solvay S.A.	5,599	810

		6,045

Total Common Stocks (Cost $113,900)		120,194

EXCHANGE-TRADED FUNDS 4.2%
iShares MSCI EAFE ETF	322,629	20,703
iShares MSCI Emerging Markets ETF	234,629	9,416
Vanguard FTSE Emerging Markets ETF	372,704	15,232

Total Exchange-Traded Funds (Cost $45,679)		45,351

SHORT-TERM INSTRUMENTS 6.0%

REPURCHASE AGREEMENTS (f) 0.9%
		9,846

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 4.8%
Fannie Mae
0.050% due 06/16/2015 †	$4,700	4,699
0.081% due 05/01/2015 †	11,400	11,399
0.100% due 05/21/2015	2,700	2,700
0.101% due 05/21/2015 †	5,000	4,999
Federal Home Loan Bank
0.045% due 04/06/2015 - 04/08/2015 †	5,100	5,100
0.119% due 05/19/2015 †	1,200	1,200
0.125% due 09/02/2015 (j)†	8,500	8,497
0.157% due 07/16/2015 †	400	400
0.173% due 09/04/2015 †	100	100
Freddie Mac
0.070% due 04/01/2015 - 04/08/2015 †	4,600	4,600
0.071% due 04/09/2015 †	1,000	1,000
0.076% due 05/05/2015 †	3,800	3,800
0.130% due 06/09/2015 †	2,000	2,000
0.150% due 07/10/2015 †	800	800

		51,294

U.S. TREASURY BILLS 0.3%
0.037% due 04/09/2015 - 06/11/2015 (b)(g)(j)(l)†	3,417	3,417

Total Short-Term Instruments (Cost $64,556)		64,557

Total Investments in Securities (Cost $725,745)		713,184

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 51.2%

MUTUAL FUNDS (e) 41.4%
PIMCO Emerging Markets Corporate Bond Fund	2,298,122	$24,176
PIMCO EqS Pathfinder Fund®	3,454,531	33,129
PIMCO EqS® Emerging Markets Fund	2,699,659	23,433
PIMCO Income Fund	13,765,971	170,698
PIMCO Mortgage Opportunities Fund	2,968,334	33,097
PIMCO StocksPLUS® Fund	10,375,179	99,187
PIMCO TRENDS Managed Futures Strategy Fund	5,346,626	59,775

Total Mutual Funds (Cost $441,426)		443,495

EXCHANGE-TRADED FUNDS 2.4%
PIMCO Diversified Income Active Exchange-Traded Fund	274,000	13,590
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	260,000	11,274

Total Exchange-Traded Funds (Cost $26,215)		24,864

SHORT-TERM INSTRUMENTS 7.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.4%
PIMCO Short-Term Floating NAV Portfolio	1,090	11
PIMCO Short-Term Floating NAV Portfolio III	7,962,317	78,962

Total Short-Term Instruments (Cost $78,972)		78,973

Total Investments in Affiliates (Cost $546,613)		547,332

Total Investments 117.8% (Cost $1,272,358)		$1,260,516

Financial Derivative Instruments (h)(k) 2.3% (Cost or Premiums, net $19,329)		24,213

Other Assets and Liabilities, net (20.1%)		(214,517)

Net Assets 100.0%		$1,070,212

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	105

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund II, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BOS	0.250%	03/31/2015	04/01/2015	$2,200	U.S. Treasury Notes 2.125% due 09/30/2021	$(2,246)	$2,200	$2,200
BSN	0.250%	03/31/2015	04/01/2015	300	U.S. Treasury Notes 0.875% due 11/30/2016	(307)	300	300
DEU	0.200%	03/31/2015	04/01/2015	3,700	U.S. Treasury Bonds 3.375% due 05/15/2044	(3,782)	3,700	3,700
FOB	0.300%	03/31/2015	04/01/2015	300	U.S. Treasury Notes 0.875% due 02/28/2017	(307)	300	300
JPS	0.300%	03/31/2015	04/01/2015	2,200	U.S. Treasury Notes 0.250% due 07/15/2015	(2,249)	2,200	2,200
SSB	0.000% †	03/31/2015	04/01/2015	1,146	Fannie Mae 2.200% due 10/17/2022	(644)	1,146	1,146
					Freddie Mac 2.080% due 10/17/2022	(532)

Total Repurchase Agreements						$(10,067)	$9,846	$9,846

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.230%	01/30/2015	04/28/2015	$(7,073)	$(7,076)
BSN	0.210%	02/26/2015	04/13/2015	(11,982)	(11,985)
IND	0.200%	02/23/2015	04/23/2015	(8,615)	(8,617)
	0.210%	02/20/2015	04/07/2015	(5,884)	(5,885)
	0.230%	01/14/2015	07/14/2015	(28,695)	(28,709)
	0.240%	01/15/2015	07/15/2015	(2,877)	(2,878)
JML	(1.500%)	03/24/2015	03/20/2017	(490)	(490)
JPS	0.230%	02/27/2015	05/27/2015	(16,039)	(16,042)

Total Reverse Repurchase Agreements					$(81,682)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	(0.101%)	01/16/2015	04/16/2015	EUR	(57,994)	$(61,745)
	(0.070%)	01/16/2015	04/16/2015		(10,403)	(11,171)
	0.072%	02/05/2015	05/07/2015		(38,957)	(40,736)

Total Sale-Buyback Transactions						$(113,652)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $287,696 at a weighted average interest rate of 0.135%.
(3)	Payable for sale-buyback transactions includes $(23) of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae †	3.500%	04/01/2045	$ 15,000	$(15,663)	$(15,760)

Total Short Sales				$(15,663)	$(15,760)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

106	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $198,675 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
PIMCO Asset Fund
Global/Master Repurchase Agreement
BOS	$2,200	$(7,076)	$0	$(4,876)	$4,755	$(121)
BSN	300	(11,985)	0	(11,685)	11,729	44
DEU	3,700	0	0	3,700	(3,782)	(82)
FOB	300	0	0	300	(307)	(7)
IND	0	(46,089)	0	(46,089)	46,007	(82)
JML	0	(490)	0	(490)	518	28
JPS	2,200	(16,042)	0	(13,842)	13,690	(152)
SSB	625	0	0	625	(644)	(19)

Master Securities Forward Transaction Agreement
BPS	0	0	(113,652)	(113,652)	113,732	80

PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
SSB	521	0	0	521	(533)	(12)

Total Borrowings and Other Financing Transactions	$9,846	$(81,682)	$(113,652)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Crude European Style December Futures †	$75.000	11/17/2015	285	$877	$265

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Put - EUREX EURO STOXX 50 Index	3,000.000	06/19/2015	942	$651	$147
Call - EUREX EURO STOXX 50 Index	3,600.000	06/19/2015	663	707	1,067
Call - EUREX EURO STOXX 50 Index	3,400.000	12/20/2019	733	2,612	4,597

				$3,970	$5,811

Total Purchased Options				$4,847	$6,076

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - NYMEX Crude European Style June Futures †	$65.000	05/14/2015	285	$(647)	$(46)
Put - NYMEX Natural Gas May Futures †	2,350.000	04/27/2015	24	(7)	(4)
Put - NYMEX Natural Gas May Futures †	2,400.000	04/27/2015	210	(48)	(55)
Call - NYMEX Natural Gas May Futures †	3,000.000	04/27/2015	24	(15)	(4)
Call - NYMEX Natural Gas May Futures †	3,050.000	04/27/2015	210	(151)	(28)
Call - NYMEX WTI Crude May Futures †	52.000	04/16/2015	36	(26)	(18)

				$(894)	$(155)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	107

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

OPTIONS ON EXCHANGE-TRADED FUNDS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE iShares MSCI Emerging Markets Index Fund	$38.000	05/15/2015	2,678	$(91)	$(95)

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	2,000.000	04/17/2015	52	$(65)	$(40)
Put - CBOE S&P 500 Index	1,900.000	06/19/2015	175	(609)	(353)
Put - EUREX EURO STOXX 50 Index	3,450.000	06/19/2015	663	(737)	(508)
Put - EUREX EURO STOXX 50 Index	2,100.000	12/20/2019	733	(1,773)	(1,145)

				$(3,184)	$(2,046)

Total Written Options				$(4,169)	$(2,296)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	1,497	$3	$0	$(45)
90-Day Eurodollar June Futures	Short	06/2015	779	(166)	0	(10)
90-Day Eurodollar June Futures	Short	06/2016	597	(346)	0	(52)
90-Day Eurodollar March Futures	Short	03/2016	734	(499)	0	(46)
90-Day Eurodollar September Futures	Short	09/2015	526	(209)	0	(13)
90-Day Eurodollar September Futures	Short	09/2016	323	(354)	0	(32)
Aluminum July Futures †	Short	07/2015	38	(9)	0	0
Arabica Coffee July Futures †	Short	07/2015	6	8	0	(1)
Brent Crude August Futures †	Short	07/2015	17	11	17	0
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	878	(75)	38	(38)
Call Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	117	15	2	(3)
Call Options Strike @ USD 60.000 on Brent Crude May Futures †	Short	04/2015	37	15	10	0
Cocoa September Futures †	Long	09/2015	34	(28)	1	0
Copper July Futures †	Long	07/2015	17	(36)	0	0
Corn July Futures †	Short	07/2015	63	33	57	0
Cotton No. 2 May Futures †	Short	05/2015	63	(2)	0	(18)
DAX Index June Futures	Long	06/2015	55	265	339	(160)
E-mini S&P 500 Index June Futures	Long	06/2015	1,629	453	0	(1,205)
EURO STOXX 50 Index June Futures	Long	06/2015	449	344	265	(140)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	692	713	208	(45)
Euro-Bund 10-Year Bond May Futures	Short	05/2015	244	16	16	0
FTSE 100 Index June Futures	Long	06/2015	213	106	145	(362)
FTSE China A50 Index April Futures	Short	04/2015	2,048	(407)	512	0
Gas Oil July Futures †	Long	07/2015	7	9	1	0
Gold 100 oz. August Futures †	Long	08/2015	1	3	0	0
Hang Seng China Enterprises Index April Futures	Long	04/2015	449	783	886	(105)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	103	(306)	0	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	106	(293)	1	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	106	(221)	1	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	91	(228)	0	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	106	(264)	1	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	106	(295)	1	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	103	(296)	0	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	106	(280)	1	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	106	(314)	0	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	103	(260)	1	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	106	(288)	1	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	103	(287)	1	0
JPX Nikkei Index 400 June Futures	Long	06/2015	6,007	828	326	(877)
Natural Gas January Futures †	Long	12/2015	19	(48)	1	0
Natural Gas July Futures †	Short	06/2015	29	52	1	0
Natural Gas October Futures †	Short	09/2015	19	36	0	0
New York Harbor ULSD July Futures †	Long	06/2015	5	(12)	0	(4)
Nickel July Futures †	Long	07/2015	6	(47)	0	0
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	815	136	35	0
Put Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2015	76	21	2	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	117	20	6	0
S&P CNX Nifty Index April Futures	Long	04/2015	566	(141)	0	(28)
Silver July Futures †	Short	07/2015	6	(32)	2	0

108	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Soybean July Futures †	Long	07/2015	6	$3	$1	$0
Sugar No. 11 July Futures †	Short	06/2015	98	173	11	0
U.S. Treasury 5-Year Note June Futures	Short	06/2015	108	(160)	0	(22)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	709	(50)	222	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	63	103	18	0
United Kingdom Long Gilt June Futures	Short	06/2015	153	(546)	70	(5)
Wheat July Futures †	Short	07/2015	24	(15)	23	0
WTI Crude December Futures †	Short	11/2015	174	988	160	0
WTI Crude December Futures †	Long	11/2016	174	(763)	0	(89)
WTI Crude July Futures †	Short	06/2015	20	44	21	0

Total Futures Contracts				$(2,096)	$3,404	$(3,300)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
CDX.IG-23 5-Year Index	(1.000%	)	12/20/2019	$	8,600	$(146)	$9	$0	$(2)
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR	105,400	(2,574)	(6)	4	0

						$(2,720)	$3	$4	$(2)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.250%	09/18/2017	CAD	7,100	$(37)	$(1)	$1	$0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		1,830	(365)	(302)	7	0
Receive	3-Month USD-LIBOR	2.750%	06/17/2025	$	64,900	(3,982)	(1,335)	0	(135)
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		4,500	1,151	1,063	5	0
Pay	3-Month USD-LIBOR	3.250%	06/17/2045		8,800	1,635	20	9	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	201,000	(3,295)	259	0	(719)
Pay	6-Month EUR-EURIBOR	2.000%	03/18/2045		23,700	8,495	2,990	555	0
Pay	6-Month EUR-EURIBOR	1.250%	09/16/2045		9,200	1,198	897	203	0
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	70,300	(658)	(68)	4	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		300	(12)	2	0	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		8,940	(97)	(68)	51	0
Pay	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	5,290,000	1,948	49	0	(47)
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	871,500	160	(43)	0	(21)
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		205,500	82	182	30	0

						$6,223	$3,645	$865	$(922)

Total Swap Agreements						$3,503	$3,648	$869	$(924)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $16,916 and cash of $1 have been pledged as collateral as of March 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	109

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

(j)	Securities with an aggregate market value of $27,356 and cash of $5,301 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO Global Multi-Asset Fund (5)	$5,811	$3,090	$869	$9,770	$(2,141)	$(3,188)	$(963)	$(6,292)
PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary) (5)	265	314	0	579	(155)	(112)	0	(267)

Total Exchange-Traded or Centrally Cleared	$6,076	$3,404	$869	$10,349	$(2,296)	$(3,300)	$(963)	$(6,559)

(4)	Unsettled variation margin liability of $(39) for closed swap agreements is outstanding at period end.
(5)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		GBP	16,635	$		25,400	$729	$(5)
	04/2015		JPY	5,022,462			42,018	142	0
	04/2015		NZD	1,424			1,070	5	0
	04/2015	$		3,209		GBP	2,094	0	(103)
	04/2015			1,187		ILS	4,698	0	(7)
	04/2015			45,191		JPY	5,397,162	0	(190)
	04/2015			11,258		NZD	14,719	0	(254)
	04/2015			3,309		ZAR	38,919	0	(115)
	05/2015		KRW	2,637,335	$		2,367	0	(7)
	05/2015		MXN	28,905			1,934	42	0
	05/2015		NZD	14,719			11,221	253	0
	05/2015	$		10,088		EUR	9,141	0	(253)
	05/2015			42,036		JPY	5,022,462	0	(138)
	05/2015			121		MXN	1,769	0	(5)
	08/2015			5,098		SEK	42,540	0	(147)

BPS	04/2015		BRL	17,541	$		5,468	0	(28)
	04/2015		JPY	1,260,144			10,514	11	(5)
	04/2015		PEN	1,959			633	0	0
	04/2015	$		6,778		BRL	21,865	149	(81)
	04/2015			414		CLP	258,439	0	(1)
	04/2015			1,199		JPY	145,500	15	0
	04/2015			1,491		MXN	22,585	0	(11)
	04/2015			846		NOK	6,560	0	(32)
	04/2015			3,755		NZD	4,959	0	(52)
	04/2015			639		PEN	1,959	0	(7)
	04/2015		ZAR	7,600	$		645	21	0
	05/2015		EUR	2,607			2,952	148	0
	06/2015		COP	2,537,023			1,102	133	0
	09/2015		PEN	1,959			625	10	0

BRC	04/2015		MYR	2,301			629	9	0
	04/2015		ZAR	19,971			1,706	67	0
	05/2015		MXN	8,327			559	15	0
	05/2015		TWD	37,195			1,182	0	(9)

CBK	04/2015		AUD	12,718			10,022	335	0
	04/2015		CLP	741,839			1,195	8	0
	04/2015		GBP	20,994			32,334	1,191	0
	04/2015		PLN	3,439			910	4	0
	04/2015	$		13,709		AUD	17,610	0	(299)
	04/2015			10,968		CAD	13,721	0	(135)
	04/2015			29,835		INR	1,856,819	6	(43)
	05/2015		EUR	10,828	$		11,733	83	0
	05/2015		MXN	90,778			6,050	110	0
	05/2015	$		10,002		AUD	12,718	0	(334)
	05/2015			1,039		EUR	967	1	0
	05/2015			191		MXN	2,996	5	0
	08/2015			649		SEK	5,395	0	(21)

DUB	04/2015		TRY	1,972	$		745	0	(8)
	04/2015	$		4,200		HKD	32,565	0	0
	05/2015		MXN	66,855	$		4,450	76	0
	05/2015	$		20,159		KRW	22,227,313	0	(152)
	09/2015			7,010		CNY	42,600	0	(168)

110	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	04/2015		BRL	20,927	$		6,390	$0	$(167)
	04/2015	$		6,524		BRL	20,927	34	0
	05/2015		KRW	4,222,941	$		3,831	30	0

GLM	04/2015		BRL	28,998			9,076	0	(10)
	04/2015		EUR	3,090			3,442	119	0
	04/2015		GBP	10,808			16,470	438	0
	04/2015		ILS	4,698			1,191	11	0
	04/2015		INR	279,614			4,465	0	(23)
	04/2015	$		9,039		BRL	28,998	47	0
	04/2015			71,935		GBP	48,437	0	(84)
	04/2015			5,256		INR	331,418	62	0
	05/2015		EUR	115,856	$		130,350	5,981	(282)
	05/2015		GBP	49,751			73,884	100	0
	05/2015		MXN	93,957			6,202	54	0
	05/2015	$		9,001		BRL	28,998	10	0
	05/2015			19,493		CHF	17,963	0	(978)
	05/2015			28,337		EUR	24,938	0	(1,506)
	05/2015			4,437		INR	279,614	22	0
	06/2015			1,192		ILS	4,698	0	(11)
	07/2015		BRL	12,525	$		4,567	748	0
	08/2015		NOK	19,195			2,519	144	0
	08/2015	$		2,898		NOK	22,265	0	(142)

HUS	04/2015		HKD	22,501	$		2,901	0	(1)
	04/2015	$		7,595		HKD	58,889	1	0
	05/2015		MXN	35,867	$		2,384	37	0
	05/2015		TWD	30,617			970	0	(11)
	05/2015	$		2,016		MXN	30,369	0	(29)
	05/2015			4,910		TWD	155,814	79	0

JPM	04/2015		BRL	25,402	$		7,901	0	(58)
	04/2015		CHF	699			729	9	0
	04/2015		HUF	52,790			190	1	0
	04/2015		INR	1,344,011			21,439	0	(129)
	04/2015		NZD	13,295			9,864	0	(75)
	04/2015		PEN	1,959			656	23	0
	04/2015	$		8,683		BRL	25,402	1	(725)
	04/2015			3,211		JPY	385,300	12	(10)
	04/2015			13,251		MXN	195,008	0	(481)
	04/2015			633		PEN	1,959	0	0
	04/2015			490		RUB	31,119	41	0
	05/2015		EUR	5,674	$		6,050	0	(55)
	05/2015		KRW	9,142,244			8,203	0	(26)
	05/2015		THB	34,256			1,040	0	(11)
	05/2015	$		7,835		BRL	25,402	58	0
	06/2015			3,318		INR	210,304	14	0
	07/2015		BRL	55,838	$		20,544	3,519	0
	04/2016			9,002			2,700	158	0

MSB	04/2015			32,788			10,221	0	(53)
	04/2015	$		10,284		BRL	32,788	27	(38)
	04/2015			23,640		GBP	15,681	0	(379)
	05/2015		MXN	113,253	$		7,493	83	0

NGF	05/2015	$		21,590		MXN	330,035	17	(12)

SCX	04/2015		CNY	179,131	$		28,873	0	(264)
	05/2015		MXN	231,385			15,772	633	0

SOG	04/2015		CAD	9,750			7,789	91	0
	05/2015	$		7,786		CAD	9,750	0	(91)

UAG	04/2015		INR	501,563	$		7,999	0	(49)
	04/2015	$		5,470		INR	341,183	6	(1)
	04/2015			2,856		SGD	3,843	0	(56)
	05/2015		CHF	614	$		644	11	0
	05/2015		IDR	1,009,607			78	2	0
	05/2015		KRW	694,109			629	4	0
	05/2015	$		15,456		EUR	13,754	0	(659)
	06/2015			7,891		INR	501,563	54	0
	08/2015			2,899		DKK	19,014	0	(151)

Total Forward Foreign Currency Contracts								$16,249	$(9,177)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	111

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
CBK	Call - OTC USD versus JPY	JPY	137.000	04/08/2015	$	40,000	$4	$0

JPM	Call - OTC USD versus KRW	KRW	1,135.000	05/07/2015		21,590	117	109

							$121	$109

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020	$	181,300	$3,141	$1,016

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		52,900	2,290	41

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		76,100	20	0

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		124,100	4,913	1,763

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		45,900	73	54
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	8.000%	04/16/2015		90,700	12	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	7.000%	11/16/2020		231,400	4,881	1,297
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021		148,950	6,339	2,117
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		13,200	1,848	1,376

								$23,517	$7,664

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
SOG	Call - OTC Crude European Style December Futures †	$75.000	11/17/2015	$	13	$33	$12

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,275.000	12/20/2019	EUR	735	$2,475	$5,036
	Call - OTC EURO STOXX 50 Index	3,650.000	12/20/2019		5	1,736	2,594

						$4,211	$7,630

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
MYI	Call - OTC Fannie Mae 3.500% due 05/01/2045	$111.750	05/06/2015	$	42,000	$2	$0
	Call - OTC Fannie Mae 4.000% due 06/01/2045	114.750	06/04/2015		133,000	5	0

						$7	$0

Total Purchased Options						$27,889	$15,415

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	6,500	$(10)	$0
BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		1,300	(2)	0

							$(12)	$0

112	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$	1.099	04/01/2015	EUR	9,180	$(44)	$(220)
	Put - OTC EUR versus USD		1.082	04/07/2015		1,310	(7)	(16)
	Put - OTC EUR versus USD		1.035	04/16/2015		1,690	(11)	(3)
	Put - OTC EUR versus USD		1.090	04/28/2015		36,500	(402)	(855)

BRC	Put - OTC EUR versus USD		1.090	04/01/2015		9,300	(52)	(141)

DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$	5,980	(142)	(1,092)

FBF	Call - OTC USD versus BRL		4.000	03/17/2016		21,300	(900)	(819)

JPM	Put - OTC USD versus KRW	KRW	1,080.000	05/07/2015		21,590	(118)	(55)

UAG	Put - OTC USD versus INR	INR	61.850	05/07/2015		21,590	(107)	(62)
	Call - OTC USD versus INR		64.400	05/07/2015		21,590	(79)	(39)

							$(1,862)	$(3,302)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$12,000	$(106)	$(7)

JPM	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	11,700	(132)	(164)

						$(238)	$(171)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	45,900	$(27)	$(17)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		45,900	(46)	(32)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		55,400	(1,847)	(1,383)

								$(1,920)	$(1,432)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GST	Call - OTC WTI Crude May Futures †	$62.000	05/14/2015	$	132	$(104)	$(156)

MAC	Call - OTC WTI Crude June Futures †	62.000	05/14/2015		144	(112)	(87)

SOG	Call - OTC Crude European Style June †	65.000	05/14/2015		13	(21)	(3)
	Put - OTC Natural Gas Swap May Futures †	2.400	04/27/2015		1,170	(29)	(31)
	Call - OTC Natural Gas Swap May Futures †	3.050	04/27/2015		1,170	(85)	(15)

						$(351)	$(292)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC Ibovespa Brasil Sao Paulo Stock Exchange Index	46,200.000	04/15/2015	BRL	60	$(225)	$(8)

FBF	Put - OTC EURO STOXX 50 Index	2,200.000	12/20/2019	EUR	735	(2,550)	(1,345)
	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019		5	(1,711)	(1,052)

						$(4,486)	$(2,405)

Total Written Options						$(8,869)	$(7,602)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at Beginning of Period	47,038	$542,449	AUD	6,400	BRL	0	EUR	46,900	GBP	5,700	JPY	52,532	NZD	6,900	$(19,462)
Sales	67,012	3,613,544		110,957		250		467,347		49,320		34,718		45,400	(43,647)
Closing Buys	(37,621)	(397,729)		(58,857)		(189)		(53,233)		(6,120)		(52,532)		0	24,041
Expirations	(67,194)	(3,415,304)		(50,200)		(1)		(314,144)		(23,400)		(34,718)		(41,600)	25,093
Exercised	(4,145)	(69,581)		(8,300)		0		(88,150)		(25,500)		0		(10,700)	937

Balance at End of Period	5,090	$273,379	AUD	0	BRL	60	EUR	58,720	GBP	0	JPY	0	NZD	0	$(13,038)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	113

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
MAC	Receive	CUAC 4Q15 Index †	$29.000	12/31/2015	1,506,000	$0	$58	$58	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Japan Government International Bond	1.000%	09/20/2015	0.066%	$	1,900	$11	$(2)	$9	$0
	U.S. Treasury Notes	0.250%	06/20/2016	0.069%	EUR	5,200	(53)	65	12	0

BRC	Italy Government International Bond	1.000%	12/20/2016	0.500%	$	6,900	(37)	99	62	0
	Japan Government International Bond	1.000%	03/20/2016	0.080%		4,000	54	(16)	38	0

CBK	California State General Obligation Bonds, Series 2003	1.000%	12/20/2017	0.392%		20,500	(381)	725	344	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		4,000	(96)	31	0	(65)

DUB	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.119%		1,000	35	(22)	13	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		6,100	(139)	40	0	(99)
	Italy Government International Bond	1.000%	12/20/2016	0.500%		6,900	(35)	96	61	0
	Spain Government International Bond	1.000%	12/20/2016	0.400%		6,900	(6)	80	74	0

FBF	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.119%		400	6	(1)	5	0

GST	Japan Government International Bond	1.000%	03/20/2016	0.080%		200	(2)	4	2	0

JPM	BP Capital Markets America, Inc.	5.000%	06/20/2015	0.119%		2,000	34	(9)	25	0
	Japan Government International Bond	1.000%	03/20/2016	0.080%		500	(6)	11	5	0

MYC	Japan Government International Bond	1.000%	03/20/2016	0.080%		1,000	(12)	22	10	0
	Spain Government International Bond	1.000%	12/20/2016	0.400%		9,400	(4)	105	101	0

RYL	Japan Government International Bond	1.000%	03/20/2016	0.080%		6,700	94	(32)	62	0

							$(537)	$1,196	$823	$(164)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

114	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	1,300	$(32)	$206	$174	$0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	4,200	29	8	37	0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	26,900	115	(41)	74	0

BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024	GBP	1,000	0	51	51	0

CBK	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		500	(17)	83	66	0

DUB	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	4,200	29	8	37	0
	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	10,200	0	(40)	0	(40)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		4,200	0	(81)	0	(81)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		8,400	0	(162)	0	(162)
	Pay	28-Day MXN-TIIE	5.840%	09/14/2021	MXN	483,000	(113)	571	458	0

FBF	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	5,500	(163)	898	735	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		300	0	50	50	0

GLM	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	19,100	130	38	168	0
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019	EUR	8,400	18	(18)	0	0

HUS	Receive	1-Year BRL-CDI	12.230%	01/04/2021	BRL	1,400	0	3	3	0

MYC	Receive	1-Year BRL-CDI	11.680%	01/04/2021		10,800	103	(7)	96	0

RYL	Pay	3-Month USD-CPURNSA Index	1.550%	11/05/2016	$	15,800	0	(330)	0	(330)

UAG	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	32,300	69	1,420	1,489	0

							$168	$2,657	$3,438	$(613)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive (5)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount			Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	KOSPI 200 Index	30,000,000	3-Month USD-LIBOR plus a specified spread	06/12/2015		KRW	7,848,368	$31	$31	$0
	Receive	Taiwan Stock Exchange Index	23,600	3-Month USD-LIBOR plus a specified spread	04/15/2015		TWD	226,305	(8)	0	(8)

FBF	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$		12,029	(56)	0	(56)

									$(33)	$31	$(64)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.600%	04/21/2015	EUR	2	$0	$0	$0	$0
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.025%	04/16/2015		5	0	(6)	0	(6)
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.450%	04/21/2015		9	0	(9)	0	(9)

FBF	Pay	S&P 500 Index (6)	2.176%	04/09/2015	$	2,712	0	(3)	0	(3)

GST	Pay	S&P 500 Index (6)	7.156%	12/18/2015		44,149	0	2,287	2,287	0

MSB	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.800%	04/21/2015	EUR	2	0	0	0	0

SOG	Pay	Nikkei 225 Index (6)	2.000%	12/09/2016	JPY	5,354,717	0	(63)	0	(63)
	Pay	Nikkei 225 Index (6)	1.850%	12/09/2016		2,581,707	0	(126)	0	(126)
	Pay	S&P 500 Index (6)	1.716%	04/02/2015	$	8,015	0	(29)	0	(29)
	Pay	S&P 500 Index (6)	1.850%	04/06/2015		6,985	0	(21)	0	(21)
	Pay	S&P 500 Index (6)	2.250%	04/09/2015		3,667	0	(1)	0	(1)

							$0	$2,029	$2,287	$(258)

Total Swap Agreements							$(369)	$5,907	$6,637	$(1,099)

(6)	Variance Swap

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	115

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(l)	Securities with an aggregate market value of $2,488 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
PIMCO Global Multi-Asset Fund
BOA	$1,171	$1,016	$316	$2,503	$(1,224)	$0	$(23)	$(1,247)	$1,256	$(1,410)	$(154)
BPS	487	0	72	559	(217)	(1,094)	0	(1,311)	(752)	533	(219)
BRC	91	0	100	191	(9)	(141)	0	(150)	41	0	41
CBK	1,743	41	410	2,194	(832)	(7)	(65)	(904)	1,290	(1,190)	100
DUB	76	0	644	720	(328)	(1,100)	(382)	(1,810)	(1,090)	1,132	42
FBF	64	7,630	790	8,484	(167)	(3,216)	(59)	(3,442)	5,042	(5,140)	(98)
GLM	7,736	0	168	7,904	(3,036)	0	0	(3,036)	4,868	(4,160)	708
GST	0	0	2,289	2,289	0	0	0	0	2,289	(2,300)	(11)
HUS	117	0	3	120	(41)	0	0	(41)	79	(310)	(231)
JPM	3,836	1,872	29	5,737	(1,570)	(219)	0	(1,789)	3,948	(3,880)	68
MSB	110	0	0	110	(470)	0	0	(470)	(360)	249	(111)
MYC	0	4,844	207	5,051	0	(1,432)	0	(1,432)	3,619	(4,365)	(746)
NGF	17	0	0	17	(12)	0	0	(12)	5	(390)	(385)
RYL	0	0	62	62	0	0	(330)	(330)	(268)	269	1
SCX	633	0	0	633	(264)	0	0	(264)	369	(250)	119
SOG	91	0	0	91	(91)	0	(240)	(331)	(240)	304	64
UAG	77	0	1,489	1,566	(916)	(101)	0	(1,017)	549	(480)	69

PIMCO Cayman Commodity Fund II, Ltd. (Subsidiary)
GST	0	0	0	0	0	(156)	0	(156)	(156)	0	(156)
MAC	0	0	58	58	0	(87)	0	(87)	(29)	0	(29)
SOG	0	12	0	12	0	(49)	0	(49)	(37)	0	(37)

Total Over the Counter	$16,249	$15,415	$6,637	$38,301	$(9,177)	$(7,602)	$(1,099)	$(17,878)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$265	$0	$5,811	$0	$0	$6,076
Futures	314	0	2,473	0	617	3,404
Swap Agreements	0	4	0	0	865	869

	$579	$4	$8,284	$0	$1,482	$10,349

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,249	$0	$16,249
Purchased Options	12	0	7,630	109	7,664	15,415
Swap Agreements	58	823	2,318	0	3,438	6,637

	$70	$823	$9,948	$16,358	$11,102	$38,301

	$649	$827	$18,232	$16,358	$12,584	$48,650

116	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$155	$0	$2,141	$0	$0	$2,296
Futures	112	0	2,877	0	311	3,300
Swap Agreements	0	2	0	0	961	963

	$267	$2	$5,018	$0	$1,272	$6,559

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,177	$0	$9,177
Written Options	292	0	2,397	3,302	1,611	7,602
Swap Agreements	0	164	251	15	669	1,099

	$292	$164	$2,648	$12,494	$2,280	$17,878

	$559	$166	$7,666	$12,494	$3,552	$24,437

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(451)	$0	$(12,024)	$0	$(57)	$(12,532)
Written Options	(1,425)	0	19,423	0	442	18,440
Futures	6,928	0	50,472	0	2,598	59,998
Swap Agreements	0	55	0	0	(21,163)	(21,108)

	$5,052	$55	$57,871	$0	$(18,180)	$44,798

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,168	$0	$25,168
Purchased Options	(145)	0	47	(7,785)	(2,310)	(10,193)
Written Options	245	634	(4,450)	1,690	6,137	4,256
Swap Agreements	(115)	3,566	(313)	0	1,989	5,127

	$(15)	$4,200	$(4,716)	$19,073	$5,816	$24,358

	$5,037	$4,255	$53,155	$19,073	$(12,364)	$69,156

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(612)	$0	$7,607	$0	$(23)	$6,972
Written Options	739	0	(3,728)	0	0	(2,989)
Futures	(4,832)	0	(1,122)	0	(482)	(6,436)
Swap Agreements	0	3	0	0	4,057	4,060

	$(4,705)	$3	$2,757	$0	$3,552	$1,607

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,958	$0	$7,958
Purchased Options	121	0	3,418	8,237	(7,029)	4,747
Written Options	(80)	(45)	1,383	(1,468)	(4,133)	(4,343)
Swap Agreements	44	(2,434)	(120)	(15)	5,865	3,340

	$85	$(2,479)	$4,681	$14,712	$(5,297)	$11,702

	$(4,620)	$(2,476)	$7,438	$14,712	$(1,745)	$13,309

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	117

Consolidated Schedule of Investments PIMCO Global Multi-Asset Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$92,355	$0	$92,355
Industrials	0	13,067	0	13,067
Utilities	0	523	0	523
U.S. Government Agencies	0	15,165	0	15,165
U.S. Treasury Obligations	0	155,046	0	155,046
Mortgage-Backed Securities	0	8,836	0	8,836
Asset-Backed Securities	0	468	1,031	1,499
Sovereign Issues	0	196,591	0	196,591
Common Stocks
Consumer Discretionary	17,082	0	0	17,082
Consumer Staples	7,239	0	0	7,239
Energy	8,426	0	0	8,426
Financials	50,285	0	0	50,285
Health Care	15,101	0	0	15,101
Industrials	9,758	0	0	9,758
Information Technology	6,258	0	0	6,258
Materials	6,045	0	0	6,045
Exchange-Traded Funds	45,351	0	0	45,351
Short-Term Instruments
Repurchase Agreements	0	9,846	0	9,846
Short-Term Notes	0	51,294	0	51,294
U.S. Treasury Bills	0	3,417	0	3,417
	$165,545	$546,608	$1,031	$713,184

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Mutual Funds	$443,495	$0	$0	$443,495
Exchange-Traded Funds	24,864	0	0	24,864
Short-Term Instruments
Central Funds Used for Cash Management Purposes	78,973	0	0	78,973
	$547,332	$0	$0	$547,332

Total Investments	$712,877	$546,608	$1,031	$1,260,516

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(15,760)	$0	$(15,760)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,668	6,681	0	10,349
Over the counter	0	38,301	0	38,301
	$3,668	$44,982	$0	$48,650

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,453)	(3,067)	0	(6,520)
Over the counter	0	(17,446)	(432)	(17,878)
	$(3,453)	$(20,513)	$(432)	$(24,398)

Totals	$713,092	$555,317	$599	$1,269,008

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

118	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from investments in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, except funds of funds, (“Underlying PIMCO Funds”) are recorded as dividend income.

Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders

ANNUAL REPORT	MARCH 31, 2015	119

Notes to Financial Statements (Cont.)

quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or

120	PIMCO ASSET ALLOCATION FUNDS

March 31, 2015

pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant

ANNUAL REPORT	MARCH 31, 2015	121

Notes to Financial Statements (Cont.)

inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a

122	PIMCO ASSET ALLOCATION FUNDS

March 31, 2015

pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, a Fund does not participate in future gains and losses with respect to the security.

Exchange-Traded Funds  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the

Statements of Operations, even though investors do not receive their principal until maturity.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior

ANNUAL REPORT	MARCH 31, 2015	123

Notes to Financial Statements (Cont.)

unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and

others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The PIMCO Multi-Strategy Alternative Fund, PIMCO RealPathTM Funds, and PIMCO Global Multi-Asset Fund invest substantially all of their assets in Underlying PIMCO Funds, and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Multi-Strategy Alternative Fund, PIMCO RealPathTM, and PIMCO Global Multi-Asset Funds. Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the Underlying PIMCO Funds or Central Funds for the period ended March 31, 2015 (amounts in thousands†):

PIMCO Multi-Strategy Alternative Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Credit Absolute Return Fund	$0	$5,335	$(154)	$0	$29	$5,210	$14	$0
PIMCO EqS® Long/Short Fund	0	2,150	(199)	5	91	2,047	0	0
PIMCO Mortgage Opportunities Fund	0	6,460	(1,630)	0	11	4,841	26	0
PIMCO Short-Term Floating NAV Portfolio III	0	6,101	(4,300)	0	0	1,801	1	0
PIMCO TRENDS Managed Futures Strategy Fund	0	2,524	(527)	(4)	15	2,008	0	0
PIMCO Unconstrained Bond Fund	0	569	(167)	1	(2)	401	0	0
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0	2,071	(263)	0	(4)	1,804	3	0
Totals	$0	$25,210	$(7,240)	$2	$140	$18,112	$44	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

124	PIMCO ASSET ALLOCATION FUNDS

March 31, 2015

PIMCO RealPathTM 2020 Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$4,430	$160	$(490)	$(8)	$(1,421)	$2,671	$160	$0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	4,865	(925)	(43)	(37)	3,860	0	0
PIMCO Emerging Markets Bond Fund	4,875	1,279	(2,969)	(450)	84	2,819	302	37
PIMCO EqS Pathfinder Fund®	1,386	328	0	0	(292)	1,422	66	262
PIMCO EqS® Emerging Markets Fund	2,427	0	(2,467)	(29)	69	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	6,089	2,794	(870)	2	212	8,227	680	0
PIMCO Global Advantage® Strategy Bond Fund	3,814	76	(3,666)	(289)	65	0	77	0
PIMCO High Yield Fund	3,914	1,542	0	0	(242)	5,214	297	95
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	3,985	1,594	(649)	10	149	5,089	654	0
PIMCO Long Duration Total Return Fund	0	7,085	0	0	146	7,231	61	0
PIMCO Mortgage Opportunities Fund	442	791	0	0	9	1,242	42	0
PIMCO Real Return Asset Fund	0	5,945	0	0	106	6,051	6	0
PIMCO Real Return Fund	11,769	9,397	(11,713)	(750)	241	8,944	737	0
PIMCO RealEstateRealReturn Strategy Fund	1,825	1,808	0	0	(14)	3,619	604	0
PIMCO Short-Term Floating NAV Portfolio	9,633	23,009	(32,630)	0	1	13	9	0
PIMCO Short-Term Floating NAV Portfolio III	1,017	32,237	(30,700)	(28)	1	2,527	36	0
PIMCO Short-Term Fund	0	2,434	(2,409)	(25)	0	0	31	4
PIMCO Small Cap StocksPLUS® AR Strategy Fund	4,750	1,685	(764)	168	(314)	5,525	264	424
PIMCO StocksPLUS® Fund	10,269	3,216	(4,199)	294	(546)	9,034	36	1,524
PIMCO Total Return Fund	20,261	9,664	(12,083)	(318)	440	17,964	835	164
PIMCO TRENDS Managed Futures Strategy Fund	1,538	1,230	0	0	247	3,015	236	45
Totals	$92,424	$111,139	$(106,534)	$(1,466)	$(1,096)	$94,467	$5,133	$2,555

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM 2025 Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$6,057	$221	$(2,371)	$(802)	$(1,099)	$2,006	$220	$0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	4,085	0	0	(52)	4,033	0	0
PIMCO Emerging Markets Bond Fund	3,735	1,202	(2,386)	(362)	68	2,257	242	29
PIMCO EqS Pathfinder Fund®	1,312	310	0	0	(276)	1,346	62	248
PIMCO EqS® Emerging Markets Fund	2,122	0	(2,157)	(25)	60	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	4,680	2,201	(2,629)	20	111	4,383	521	0
PIMCO Global Advantage® Strategy Bond Fund	2,911	58	(2,798)	(237)	66	0	59	0
PIMCO High Yield Fund	2,914	3,567	0	0	(168)	6,313	266	75
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	4,667	2,938	(929)	46	87	6,809	811	0
PIMCO Long Duration Total Return Fund	0	5,779	0	0	143	5,922	54	0
PIMCO Mortgage Opportunities Fund	371	606	0	0	7	984	33	0
PIMCO Real Return Asset Fund	0	4,776	0	0	85	4,861	5	0
PIMCO Real Return Fund	8,226	1,669	(4,771)	(499)	336	4,961	354	0
PIMCO RealEstateRealReturn Strategy Fund	2,830	1,907	0	0	(84)	4,653	1,086	0
PIMCO Short-Term Floating NAV Portfolio	4,721	19,812	(24,532)	(1)	0	0	12	0
PIMCO Short-Term Floating NAV Portfolio III	1,010	23,139	(20,200)	(34)	2	3,917	39	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	3,950	1,201	(700)	120	(237)	4,334	211	339
PIMCO StocksPLUS® Fund	9,560	4,605	(4,806)	206	(437)	9,128	37	1,555
PIMCO Total Return Fund	10,849	2,374	(6,686)	(307)	287	6,517	491	100
PIMCO TRENDS Managed Futures Strategy Fund	1,387	1,114	0	0	224	2,725	213	41
Totals	$71,302	$81,564	$(74,965)	$(1,875)	$(877)	$75,149	$4,716	$2,387

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2015	125

Notes to Financial Statements (Cont.)

PIMCO RealPathTM 2030 Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$10,487	$413	$(4,282)	$(1,897)	$(1,647)	$3,074	$413	$0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	5,602	0	0	(71)	5,531	0	0
PIMCO Emerging Markets Bond Fund	5,421	1,954	(383)	(33)	(376)	6,583	400	44
PIMCO EqS Pathfinder Fund®	2,841	671	0	0	(597)	2,915	135	537
PIMCO EqS® Emerging Markets Fund	3,117	0	(3,167)	(39)	89	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	4,919	2,184	(3,828)	45	66	3,386	534	0
PIMCO Global Advantage® Strategy Bond Fund	3,136	63	(3,014)	(227)	42	0	63	0
PIMCO High Yield Fund	4,119	5,223	0	0	(247)	9,095	387	110
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	9,834	2,783	(1,886)	11	192	10,934	1,403	0
PIMCO Long Duration Total Return Fund	0	6,753	0	0	167	6,920	63	0
PIMCO Long-Term U.S. Government Fund	1,999	51	(1,290)	100	281	1,141	51	0
PIMCO Mortgage Opportunities Fund	473	961	0	0	11	1,445	49	0
PIMCO Real Return Asset Fund	0	8,303	(1,279)	27	126	7,177	7	0
PIMCO Real Return Fund	7,034	2,809	(8,371)	(775)	582	1,279	298	0
PIMCO RealEstateRealReturn Strategy Fund	6,308	4,387	(670)	(132)	18	9,911	2,264	0
PIMCO Short-Term Floating NAV Portfolio	10,239	28,116	(38,340)	(1)	1	15	16	0
PIMCO Short-Term Floating NAV Portfolio III	1,714	35,621	(26,500)	(12)	3	10,826	21	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	6,656	1,727	(1,534)	(88)	(152)	6,609	344	552
PIMCO StocksPLUS® Fund	16,934	6,933	(8,147)	624	(869)	15,475	60	2,441
PIMCO Total Return Fund	9,675	2,035	(8,381)	(375)	311	3,265	427	89
PIMCO TRENDS Managed Futures Strategy Fund	2,382	1,804	0	0	375	4,561	356	69
Totals	$107,288	$118,393	$(111,072)	$(2,772)	$(1,695)	$110,142	$7,291	$3,842

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM 2035 Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$304	$0	$0	$0	$38	$342	$6	$0
PIMCO CommoditiesPLUS® Strategy Fund	6,939	555	(2,890)	(1,116)	(1,322)	2,166	284	0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	4,080	0	0	(52)	4,028	0	0
PIMCO Emerging Markets Bond Fund	3,468	1,278	0	0	(261)	4,485	260	28
PIMCO EqS Pathfinder Fund®	2,134	504	0	0	(449)	2,189	101	403
PIMCO EqS® Emerging Markets Fund	1,981	194	(2,196)	(35)	56	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	2,090	848	(2,957)	49	(30)	0	217	0
PIMCO Global Advantage® Strategy Bond Fund	870	17	(836)	(63)	12	0	18	0
PIMCO High Yield Fund	2,482	1,373	0	0	(184)	3,671	221	72
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	6,819	3,433	(744)	6	266	9,780	1,182	0
PIMCO Long Duration Total Return Fund	0	3,764	0	0	93	3,857	35	0
PIMCO Long-Term U.S. Government Fund	1,759	45	(700)	(69)	364	1,399	45	0
PIMCO Mortgage Opportunities Fund	309	624	0	0	7	940	32	0
PIMCO Real Return Asset Fund	0	3,147	0	0	49	3,196	3	0
PIMCO Real Return Fund	3,163	553	(3,666)	(343)	293	0	106	0
PIMCO RealEstateRealReturn Strategy Fund	3,938	2,609	0	0	(143)	6,404	1,618	0
PIMCO Short-Term Floating NAV Portfolio	5,020	21,610	(26,610)	0	0	20	10	0
PIMCO Short-Term Floating NAV Portfolio III	3	27,221	(19,100)	(11)	0	8,113	21	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	6,186	2,077	(1,235)	(100)	(121)	6,807	339	544

126	PIMCO ASSET ALLOCATION FUNDS

March 31, 2015

PIMCO RealPathTM 2035 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO StocksPLUS® Fund	$12,688	$6,519	$(6,520)	$96	$(532)	$12,251	$50	$2,203
PIMCO Total Return Fund	3,759	1,859	(5,587)	(190)	159	0	158	39
PIMCO TRENDS Managed Futures Strategy Fund	1,678	1,308	0	0	269	3,255	254	49
Totals	$65,590	$83,618	$(73,041)	$(1,776)	$(1,488)	$72,903	$4,960	$3,338

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM 2040 Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$492	$0	$0	$0	$61	$553	$10	$0
PIMCO CommoditiesPLUS® Strategy Fund	10,853	1,255	(5,789)	(2,291)	(1,480)	2,548	445	0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	5,007	0	0	(64)	4,943	0	0
PIMCO Emerging Markets Bond Fund	3,785	1,696	(2,264)	(226)	(97)	2,894	273	33
PIMCO EqS Pathfinder Fund®	2,906	687	0	0	(611)	2,982	138	549
PIMCO EqS® Emerging Markets Fund	2,673	0	(2,717)	(32)	76	0	0	0
PIMCO High Yield Fund	2,762	974	0	0	(179)	3,557	214	69
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	9,684	2,966	(1,004)	(59)	344	11,931	1,456	0
PIMCO Long Duration Total Return Fund	0	3,085	0	0	76	3,161	29	0
PIMCO Long-Term U.S. Government Fund	2,800	201	0	0	515	3,516	81	0
PIMCO Mortgage Opportunities Fund	363	864	0	0	10	1,237	42	0
PIMCO Real Return Asset Fund	0	1,095	0	0	1	1,096	1	0
PIMCO RealEstateRealReturn Strategy Fund	7,624	3,121	(2,787)	(374)	238	7,822	2,431	0
PIMCO Short-Term Floating NAV Portfolio	10,546	23,714	(34,260)	(1)	1	0	14	0
PIMCO Short-Term Floating NAV Portfolio III	3	30,630	(21,900)	(21)	1	8,713	30	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	10,394	2,410	(1,420)	(99)	(198)	11,087	526	844
PIMCO StocksPLUS® Fund	20,761	6,159	(8,582)	659	(1,067)	17,930	68	2,884
PIMCO Total Return Fund	3,479	723	(4,190)	(94)	82	0	127	23
PIMCO TRENDS Managed Futures Strategy Fund	2,623	1,670	0	0	384	4,677	365	70
Totals	$91,748	$86,257	$(84,913)	$(2,538)	$(1,907)	$88,647	$6,250	$4,472

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM 2045 Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$197	$0	$0	$0	$25	$222	$4	$0
PIMCO CommoditiesPLUS® Strategy Fund	5,257	1,214	(2,981)	(1,226)	(861)	1,403	240	0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	2,859	0	0	(37)	2,822	0	0
PIMCO Emerging Markets Bond Fund	971	542	0	0	(83)	1,430	83	9
PIMCO EqS Pathfinder Fund®	1,301	1,343	(317)	(21)	(424)	1,882	87	347
PIMCO EqS® Emerging Markets Fund	1,580	120	(1,724)	(12)	36	0	0	0
PIMCO High Yield Fund	343	266	0	0	(29)	580	35	11
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	5,568	2,396	(666)	(15)	212	7,495	926	0
PIMCO Long Duration Total Return Fund	0	1,317	0	0	32	1,349	12	0
PIMCO Long-Term U.S. Government Fund	1,269	343	0	0	274	1,886	42	0
PIMCO Mortgage Opportunities Fund	186	419	0	0	5	610	20	0

ANNUAL REPORT	MARCH 31, 2015	127

Notes to Financial Statements (Cont.)

PIMCO RealPathTM 2045 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO RealEstateRealReturn Strategy Fund	$3,491	$2,156	$(899)	$(229)	$57	$4,576	$1,382	$0
PIMCO Short-Term Floating NAV Portfolio	3,512	6,707	(10,199)	0	0	20	7	0
PIMCO Short-Term Floating NAV Portfolio III	6	9,707	(5,200)	(5)	0	4,508	8	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	4,763	1,975	(483)	(37)	(112)	6,106	277	444
PIMCO StocksPLUS® Fund	9,942	4,772	(4,435)	104	(403)	9,980	37	1,649
PIMCO Total Return Fund	1,368	598	(1,960)	(49)	43	0	56	10
PIMCO TRENDS Managed Futures Strategy Fund	1,316	929	0	0	202	2,447	191	37
PIMCO Unconstrained Bond Fund	0	0	0	0	0	0	0	0
Totals	$41,070	$37,663	$(28,864)	$(1,490)	$(1,063)	$47,316	$3,407	$2,507

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM 2050 Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	$287	$0	$0	$0	$36	$323	$6	$0
PIMCO CommoditiesPLUS® Strategy Fund	8,556	337	(3,874)	(1,528)	(1,341)	2,150	337	0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	4,051	0	0	(52)	3,999	0	0
PIMCO Emerging Markets Bond Fund	1,557	527	0	0	(114)	1,970	114	12
PIMCO EqS Pathfinder Fund®	1,926	1,554	0	0	(644)	2,836	131	523
PIMCO EqS® Emerging Markets Fund	1,817	340	(2,186)	(23)	52	0	0	0
PIMCO High Yield Fund	605	224	0	0	(40)	789	48	15
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	8,346	2,974	(279)	(5)	350	11,386	1,296	0
PIMCO Long Duration Total Return Fund	0	1,303	0	0	32	1,335	12	0
PIMCO Long-Term U.S. Government Fund	2,098	58	0	0	369	2,525	58	0
PIMCO Mortgage Opportunities Fund	222	614	0	0	7	843	28	0
PIMCO RealEstateRealReturn Strategy Fund	5,124	1,681	0	0	(148)	6,657	1,683	0
PIMCO Short-Term Floating NAV Portfolio	4,318	23,111	(27,410)	(1)	0	18	11	0
PIMCO Short-Term Floating NAV Portfolio III	6	24,330	(16,300)	(25)	1	8,012	30	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	7,168	3,058	(559)	(45)	(186)	9,436	418	673
PIMCO StocksPLUS® Fund	16,114	6,587	(4,954)	214	(593)	17,368	57	2,490
PIMCO Total Return Fund	1,223	52	(1,261)	(49)	35	0	46	10
PIMCO TRENDS Managed Futures Strategy Fund	2,171	1,368	0	0	317	3,856	301	58
Totals	$61,538	$72,169	$(56,823)	$(1,462)	$(1,919)	$73,503	$4,576	$3,781

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM 2055 Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$0	$77	$0	$0	$(5)	$72	$0	$0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	170	(6)	0	(3)	161	0	0
PIMCO Emerging Markets Bond Fund	0	61	0	0	1	62	1	0
PIMCO EqS Pathfinder Fund®	0	92	0	0	3	95	0	0
PIMCO EqS® Emerging Markets Fund	0	77	(77)	0	0	0	0	0
PIMCO High Yield Fund	0	31	0	0	0	31	1	0
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	0	468	(71)	(1)	29	425	6	0

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PIMCO RealPathTM 2055 Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Long Duration Total Return Fund	$0	$124	$0	$0	$3	$127	$1	$0
PIMCO Mortgage Opportunities Fund	0	31	0	0	0	31	0	0
PIMCO Real Return Asset Fund	0	16	0	0	0	16	0	0
PIMCO RealEstateRealReturn Strategy Fund	0	207	0	0	12	219	1	0
PIMCO Short-Term Floating NAV Portfolio III	0	800	(600)	0	1	201	0	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	0	306	0	0	15	321	0	0
PIMCO StocksPLUS® Fund	0	550	0	0	9	559	0	0
PIMCO TRENDS Managed Futures Strategy Fund	0	122	0	0	3	125	0	0
Totals	$0	$3,132	$(754)	$(1)	$68	$2,445	$10	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO RealPathTM Income Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$2,269	$1,564	$(746)	$(78)	$(546)	$2,463	$70	$0
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0	3,058	(405)	(15)	(20)	2,618	0	0
PIMCO Emerging Markets Bond Fund	4,715	1,527	(3,205)	(519)	242	2,760	251	30
PIMCO EqS Pathfinder Fund®	890	737	0	0	(167)	1,460	42	168
PIMCO EqS® Emerging Markets Fund	240	120	(364)	(4)	8	0	0	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	3,873	7,013	(609)	2	191	10,470	347	0
PIMCO Global Advantage® Strategy Bond Fund	2,501	50	(2,395)	(198)	42	0	51	0
PIMCO High Yield Fund	4,042	1,940	(2,966)	(156)	(94)	2,766	251	90
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	2,332	3,727	(619)	22	387	5,849	349	0
PIMCO Long Duration Total Return Fund	0	6,415	0	0	69	6,484	55	0
PIMCO Mortgage Opportunities Fund	273	767	0	0	6	1,046	25	0
PIMCO Real Return Asset Fund	0	5,772	0	0	43	5,815	5	0
PIMCO Real Return Fund	8,681	8,174	(4,812)	(384)	161	11,820	427	0
PIMCO RealEstateRealReturn Strategy Fund	1,108	3,399	(197)	(23)	9	4,296	318	0
PIMCO Short-Term Floating NAV Portfolio	3,227	15,423	(18,650)	0	0	0	4	0
PIMCO Short-Term Floating NAV Portfolio III	1	31,931	(25,900)	(6)	1	6,027	15	0
PIMCO Short-Term Fund	1,284	8	(1,293)	4	(3)	0	8	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	1,581	1,414	(317)	77	(25)	2,730	73	117
PIMCO StocksPLUS® Fund	5,835	6,037	(2,758)	232	(174)	9,172	18	793
PIMCO Total Return Fund	14,404	9,622	(6,961)	(257)	381	17,189	546	99
PIMCO TRENDS Managed Futures Strategy Fund	603	1,656	0	0	122	2,381	91	18
Totals	$57,859	$110,354	$(72,197)	$(1,303)	$633	$95,346	$2,946	$1,315

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO Global Multi-Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$17,484	$0	$(17,488)	$51	$(47)	$0	$186	$0
PIMCO Diversified Income Active Exchange-Traded Fund	20,195	0	(6,302)	34	(337)	13,590	820	0
PIMCO Emerging Local Bond Fund	68,270	0	(68,604)	(2,934)	3,268	0	157	0

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Notes to Financial Statements (Cont.)

PIMCO Global Multi-Asset Fund (Cont.)
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Markets Corporate Bond Fund	$34,248	$1,226	$(9,500)	$528	$(2,326)	$24,176	$1,226	$0
PIMCO EqS Pathfinder Fund®	0	44,334	(3,000)	(92)	(8,113)	33,129	1,530	6,104
PIMCO EqS® Emerging Markets Fund	125,595	0	(104,800)	5,015	(2,377)	23,433	0	0
PIMCO EqS® Long/Short Fund	25,405	0	(24,129)	(2,220)	944	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	19,483	0	(6,772)	55	(1,492)	11,274	704	0
PIMCO Global Dividend Fund	117,684	1,265	(120,662)	21,544	(19,831)	0	1,284	0
PIMCO Income Fund	255,146	11,625	(96,000)	1,809	(1,882)	170,698	11,331	333
PIMCO Investment Grade Corporate Bond Fund	40,159	565	(41,492)	(1,800)	2,568	0	638	0
PIMCO Mortgage Opportunities Fund	25,463	22,290	(15,000)	73	271	33,097	1,293	0
PIMCO Short-Term Floating NAV Portfolio	61	0	(50)	0	0	11	0	0
PIMCO Short-Term Floating NAV Portfolio III	7,008	658,916	(586,700)	(263)	1	78,962	318	0
PIMCO StocksPLUS® Fund	181,538	14,955	(96,000)	5,466	(6,772)	99,187	339	14,616
PIMCO Total Return Fund	24,297	234	(24,838)	1,519	(1,212)	0	254	0
PIMCO TRENDS Managed Futures Strategy Fund	86,001	5,616	(39,000)	2,354	4,804	59,775	4,717	899
PIMCO Unconstrained Bond Fund	98,123	1,035	(99,885)	1,438	(711)	0	1,036	0
Totals	$1,146,160	$762,061	$(1,360,222)	$32,577	$(33,244)	$547,332	$25,833	$21,952

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a

Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the

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agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or

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Notes to Financial Statements (Cont.)

loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts  Certain Funds may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike value.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

Options on Exchange-Traded Funds  Certain Funds may write or purchase options on exchange-traded funds (“ETF Option”). An ETF Option uses a specified exchange-traded fund as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the

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counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  Certain Funds may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a

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Notes to Financial Statements (Cont.)

minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date,

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(v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business, the Acquired Funds trade financial instruments and enter into financial transactions where risk of potential

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loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Fund (or Acquired Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and certain Funds (or Acquired Funds) may lose money if these changes are not anticipated by Fund management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund (or Acquired Funds) lost enough value, a Fund (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds (or Acquired Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Funds’ (or Acquired Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds (Acquired Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds (or Acquired Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s (or Acquired Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

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The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Acquired Funds’) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Fund (or Acquired Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market

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value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. BASIS FOR CONSOLIDATION

PIMCO Cayman Commodity Fund II, Ltd. (the “GMA Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Global Multi-Asset Fund (the “GMA Fund”) in order to effect certain investments for the GMA Fund consistent with the GMA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GMA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GMA Fund and the GMA Subsidiary. The consolidated financial statements include the accounts of the GMA Fund and the GMA Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GMA Fund and the GMA Subsidiary, comprising the entire issued share capital of the GMA Subsidiary, with the intent that the GMA Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GMA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GMA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GMA Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the GMA Subsidiary to the GMA Fund (amounts in thousands).

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PIMCO Global Multi- Asset Fund
PIMCO Cayman Commodity Fund II, Ltd.
Date of Incorporation	11/21/2008
Subscription Agreement	12/10/2008
Consolidated Fund Net Assets	$1,070,212
Subsidiary % of Consolidated Fund Net Assets	4.2%
Subsidiary Financial Statement Information
Total assets	$46,093
Total liabilities	1,658
Net assets	44,435
Total income	$76
Net investment income (loss)	(440)
Net realized gain (loss)	7,760
Net change in unrealized appreciation (depreciation)	(4,305)
Increase (decrease) in net assets resulting from operations	$3,015

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). As the PIMCO RealPathTM Funds approach their target dates and their portfolios become more conservative, the PIMCO RealPathTM Funds’ investment advisory contract provides that certain PIMCO RealPathTM Funds’ Investment Advisory Fee will periodically decrease over time according to set intervals. The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
PIMCO Multi-Strategy Alternative Fund (1)	1.05%	0.10%	0.20%	N/A	0.25%	0.25%
PIMCO RealPathTM 2020 Fund (2)	0.55%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPathTM 2025 Fund (2)	0.58%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPathTM 2030 Fund (2)	0.60%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPathTM 2035 Fund (2)	0.60%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPathTM 2040 Fund (2)	0.62%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPathTM 2045 Fund (2)	0.62%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPathTM 2050 Fund (2)	0.62%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPathTM 2055 Fund (1)	0.62%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO RealPathTM Income Fund (2)	0.50%	0.05%	0.15%	0.05%	0.30%	0.30%
PIMCO Global Multi-Asset Fund (2)(3)	0.90%	0.05%	0.15%	0.05%	0.40%	0.40%

(1)

PIMCO has contractually agreed, through July 31, 2016, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

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Notes to Financial Statements (Cont.)

(2)

PIMCO has contractually agreed, through July 31, 2015, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

(3)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C, and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

140	PIMCO ASSET ALLOCATION FUNDS

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PIMCO has agreed to waive a portion of the PIMCO Multi-Strategy Alternative Fund, PIMCO RealPathTM 2025, PIMCO RealPathTM 2035, PIMCO RealPathTM 2045, and PIMCO RealPathTM 2055 Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2015, were as follows (amounts in thousands†):

Fund Name	Recoverable Amounts
PIMCO Multi-Strategy Alternative Fund	$81
PIMCO RealPathTM 2025 Fund	0
PIMCO RealPathTM 2035 Fund	0
PIMCO RealPathTM 2045 Fund	0
PIMCO RealPathTM 2055 Fund	39

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2015, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the RealPathTM 2020 Fund, RealPathTM 2025 Fund, RealPathTM 2030 Fund, RealPathTM 2035 Fund, RealPathTM 2040 Fund, RealPathTM 2045 Fund, RealPathTM 2050 Fund, and Global Multi-Asset Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the RealPathTM 2020 Fund, RealPathTM 2025 Fund, RealPathTM 2030 Fund, RealPathTM 2035 Fund, RealPathTM 2040 Fund, RealPathTM 2045 Fund, RealPathTM 2050 Fund, and Global Multi-Asset Fund in connection with the RealPathTM 2020 Fund, RealPathTM 2025 Fund, RealPathTM 2030 Fund, RealPathTM 2035 Fund, RealPathTM 2040 Fund, RealPathTM 2045 Fund, RealPathTM 2050 Fund, and Global Multi-Asset Fund investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

PIMCO has contractually agreed, through July 31, 2016, to waive, first, the advisory fee and, second, the supervisory and administrative fee it receives from the Multi-Strategy Alternative Fund and RealPathTM 2055 Fund in an amount equal to the expenses attributable to the Management Fees of Underlying PIMCO Funds indirectly incurred by the Multi-Strategy Alternative Fund and RealPathTM 2055 in connection with the Multi-Strategy Alternative Fund and RealPathTM 2055 investments in Underlying PIMCO Funds, to the extent the Fund’s Management Fees are greater than or equal to the Management Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations/Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2015, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO Multi-Strategy Alternative Fund	$24
PIMCO RealPathTM 2020 Fund	592
PIMCO RealPathTM 2025 Fund	485
PIMCO RealPathTM 2030 Fund	717
PIMCO RealPathTM 2035 Fund	490
PIMCO RealPathTM 2040 Fund	617
PIMCO RealPathTM 2045 Fund	322
PIMCO RealPathTM 2050 Fund	455
PIMCO RealPathTM 2055 Fund	4
PIMCO RealPathTM Income Fund	368
PIMCO Global Multi-Asset Fund	4,587

ANNUAL REPORT	MARCH 31, 2015	141

Notes to Financial Statements (Cont.)

The GMA Subsidiary has entered into a separate contract with PIMCO for the management of the GMA Subsidiary’s portfolio pursuant to which the GMA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the GMA Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GMA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GMA Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2015, the amount was $515,942.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Fund Name	Purchases	Sales
PIMCO Global Multi-Asset Fund	$54,986	$91,787

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Multi-Strategy Alternative Fund	$0	$0	$19,444	$2,940
PIMCO RealPathTM 2020 Fund	292	4,975	62,387	45,319
PIMCO RealPathTM 2025 Fund	0	1,951	45,827	33,886
PIMCO RealPathTM 2030 Fund	0	585	68,839	52,828
PIMCO RealPathTM 2035 Fund	0	0	46,147	31,874
PIMCO RealPathTM 2040 Fund	0	0	44,858	36,671
PIMCO RealPathTM 2045 Fund	0	0	29,941	16,598
PIMCO RealPathTM 2050 Fund	0	0	37,359	17,415
PIMCO RealPathTM 2055 Fund	0	0	3,003	179
PIMCO RealPathTM Income Fund	3,249	6,662	36,671	28,542
PIMCO Global Multi-Asset Fund	5,147,061	4,984,611	920,038	1,385,858

†	A zero balance may reflect actual amounts rounding to less than one thousand.

142	PIMCO ASSET ALLOCATION FUNDS

March 31, 2015

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Multi-Strategy Alternative Fund (1)		PIMCO RealPathTM 2020 Fund
	Period From 12/30/2014 to 03/31/2015		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,730	$17,306	1,284	$10,890	2,011	$16,638
Class P	1	10	7	64	64	525
Administrative Class	0	0	3,383	28,916	3,609	30,775
Class D	4	44	109	913	106	887
Class A	319	3,215	368	3,091	485	4,014
Class C	3	35	142	1,206	340	2,816
Class R	0	0	84	715	224	1,854
Issued as reinvestment of distributions
Institutional Class	0	0	287	2,370	118	966
Class P	0	0	1	10	2	20
Administrative Class	0	0	392	3,307	139	1,164
Class D	0	0	21	174	10	79
Class A	0	0	52	426	24	194
Class C	0	0	21	173	6	53
Class R	0	0	11	91	4	37
Cost of shares redeemed
Institutional Class	(1)	(11)	(2,170)	(17,939)	(1,491)	(12,354)
Class P	0	0	(91)	(788)	(5)	(39)
Administrative Class	0	0	(2,336)	(20,089)	(2,959)	(25,004)
Class D	0	0	(138)	(1,158)	(146)	(1,205)
Class A	(7)	(75)	(449)	(3,813)	(408)	(3,388)
Class C	0	(4)	(163)	(1,375)	(175)	(1,447)
Class R	0	0	(252)	(2,114)	(22)	(180)
Net increase (decrease) resulting from Fund share transactions	2,049	$20,520	563	$5,070	1,936	$16,405

ANNUAL REPORT	MARCH 31, 2015	143

Notes to Financial Statements (Cont.)

	PIMCO RealPathTM 2025 Fund				PIMCO RealPathTM 2030 Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	814	$8,488	1,196	$12,050	1,643	$13,511	2,947	$23,340
Class P	20	202	28	292	45	368	61	483
Administrative Class	2,670	27,322	1,455	14,686	4,336	35,179	2,779	22,155
Class D	66	674	142	1,442	50	415	101	813
Class A	129	1,358	155	1,561	270	2,173	426	3,376
Class C	29	305	50	500	134	1,095	281	2,216
Class R	78	804	111	1,129	115	943	297	2,333
Issued as reinvestment of distributions
Institutional Class	226	2,257	79	790	390	3,097	152	1,201
Class P	1	14	3	32	2	17	4	32
Administrative Class	395	3,947	119	1,193	641	5,092	226	1,783
Class D	17	167	6	60	25	196	12	91
Class A	16	158	9	87	47	372	31	241
Class C	5	52	1	13	17	137	6	49
Class R	10	102	3	30	13	106	6	49
Cost of shares redeemed
Institutional Class	(1,368)	(13,754)	(696)	(7,017)	(1,914)	(15,368)	(1,627)	(12,977)
Class P	(140)	(1,483)	(3)	(33)	(207)	(1,736)	(4)	(30)
Administrative Class	(1,630)	(16,732)	(1,219)	(12,269)	(3,163)	(25,731)	(1,615)	(12,774)
Class D	(105)	(1,069)	(67)	(670)	(91)	(742)	(122)	(959)
Class A	(267)	(2,802)	(59)	(593)	(630)	(5,214)	(300)	(2,367)
Class C	(19)	(198)	(7)	(67)	(58)	(483)	(171)	(1,358)
Class R	(156)	(1,561)	(19)	(188)	(299)	(2,433)	(74)	(588)
Net increase (decrease) resulting from Fund share transactions	791	$8,251	1,287	$13,028	1,366	$10,994	3,416	$27,109

144	PIMCO ASSET ALLOCATION FUNDS

March 31, 2015

PIMCO RealPathTM 2035 Fund				PIMCO RealPathTM 2040 Fund				PIMCO RealPathTM 2045 Fund
Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

876	$9,224	1,244	$12,612	1,612	$13,089	2,947	$23,004	1,079	$11,917	1,317	$14,088
27	283	68	694	68	567	105	818	48	530	64	681
2,856	29,591	1,152	11,651	3,032	24,405	2,166	16,987	1,286	14,030	474	5,017
46	486	88	894	43	344	99	772	18	207	45	488
96	997	190	1,923	189	1,511	468	3,606	27	295	56	595
4	46	23	232	62	488	125	964	3	34	7	73
50	530	58	588	83	684	292	2,239	23	259	44	456

232	2,358	105	1,049	395	3,119	194	1,517	278	2,962	109	1,152
2	18	4	43	4	29	8	63	1	14	2	17
367	3,722	121	1,212	417	3,289	186	1,454	121	1,290	26	279
9	88	3	34	17	133	10	78	5	52	2	16
9	93	8	80	40	317	24	187	4	42	2	27
2	17	1	6	10	81	4	32	1	8	0	4
6	58	2	20	11	88	9	71	3	31	1	16

(1,142)	(11,713)	(756)	(7,689)	(2,126)	(17,069)	(1,370)	(10,749)	(862)	(9,403)	(662)	(7,012)
(175)	(1,871)	(33)	(333)	(341)	(2,832)	(32)	(252)	(137)	(1,539)	(6)	(59)
(1,437)	(14,883)	(688)	(6,896)	(2,417)	(19,480)	(1,189)	(9,226)	(586)	(6,354)	(162)	(1,730)
(67)	(697)	(42)	(428)	(50)	(399)	(147)	(1,134)	(7)	(78)	(22)	(233)
(194)	(2,060)	(115)	(1,178)	(355)	(2,882)	(201)	(1,560)	(66)	(739)	(10)	(103)
(5)	(51)	(5)	(50)	(33)	(267)	(26)	(204)	(3)	(34)	(3)	(37)
(85)	(877)	(8)	(84)	(376)	(3,067)	(76)	(603)	(75)	(814)	(11)	(116)
1,477	$15,359	1,420	$14,380	285	$2,148	3,596	$28,064	1,161	$12,710	1,273	$13,619

ANNUAL REPORT	MARCH 31, 2015	145

Notes to Financial Statements (Cont.)

	PIMCO RealPathTM 2050 Fund				PIMCO RealPathTM 2055 Fund (2)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Period From 12/31/2014 to 03/31/2015
	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,964	$16,503	3,265	$26,587	300	$3,000
Class P	52	434	49	401	6	63
Administrative Class	2,791	23,247	1,485	12,003	1	10
Class D	38	324	59	477	1	10
Class A	241	2,037	178	1,438	6	59
Class C	15	123	38	305	1	10
Class R	44	369	62	500	1	10
Issued as reinvestment of distributions
Institutional Class	353	2,896	176	1,414	0	0
Class P	1	9	2	12	0	0
Administrative Class	280	2,283	101	811	0	0
Class D	10	84	13	101	0	0
Class A	23	186	8	65	0	0
Class C	4	35	2	18	0	0
Class R	6	46	3	22	0	0
Cost of shares redeemed
Institutional Class	(1,493)	(12,518)	(1,658)	(13,439)	0	0
Class P	(118)	(1,015)	(5)	(37)	0	0
Administrative Class	(1,281)	(10,708)	(489)	(3,948)	0	0
Class D	(142)	(1,216)	(301)	(2,427)	0	0
Class A	(204)	(1,671)	(53)	(422)	0	0
Class C	(15)	(127)	(15)	(124)	0	0
Class R	(90)	(736)	(62)	(497)	0	0
Net increase (decrease) resulting from Fund share transactions	2,479	$20,585	2,858	$23,260	316	$3,162

(1)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 15% of the Fund, and the shareholder is a related party of the Fund.*
(2)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 95% of the Fund, and the shareholder is a related party of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

146	PIMCO ASSET ALLOCATION FUNDS

March 31, 2015

	PIMCO RealPathTM Income Fund				PIMCO Global Multi-Asset Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,284	$11,232	1,231	$10,694	5,682	$63,379	29,596	$320,611
Class P	10	89	46	405	4,274	47,415	7,524	81,815
Administrative Class	2,687	23,103	1,330	11,586	2	18	88	936
Class D	134	1,172	160	1,409	522	5,811	1,224	13,293
Class A	291	2,500	389	3,378	1,769	19,507	4,443	48,388
Class C	38	325	173	1,486	1,465	15,988	2,674	28,851
Class R	14	129	13	119	79	866	307	3,282
Issued as reinvestment of distributions
Institutional Class	146	1,255	58	501	274	3,033	1,411	14,660
Class P	1	10	1	6	38	419	263	2,732
Administrative Class	212	1,825	84	718	0	0	3	26
Class D	17	147	6	52	11	122	90	939
Class A	39	338	24	209	50	550	353	3,681
Class C	13	110	4	38	0	0	115	1,184
Class R	2	13	1	5	2	21	10	101
Issued in reorganization^
Institutional Class	1,216	10,320	0	0	0	0	0	0
Class P	2	13	0	0	0	0	0	0
Administrative Class	2,272	19,263	0	0	0	0	0	0
Class D	121	1,026	0	0	0	0	0	0
Class A	199	1,692	0	0	0	0	0	0
Class C	106	903	0	0	0	0	0	0
Class R	1	11	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(1,166)	(10,142)	(985)	(8,550)	(39,163)	(420,807)	(142,872)	(1,493,050)
Class P	(34)	(308)	(39)	(331)	(8,417)	(91,787)	(64,890)	(682,393)
Administrative Class	(1,717)	(15,034)	(1,284)	(11,097)	(9)	(103)	(358)	(3,656)
Class D	(106)	(911)	(329)	(2,851)	(2,972)	(32,471)	(12,434)	(130,827)
Class A	(514)	(4,569)	(444)	(3,838)	(13,334)	(145,174)	(55,948)	(589,341)
Class C	(100)	(875)	(180)	(1,566)	(11,036)	(118,469)	(43,490)	(453,471)
Class R	(24)	(210)	(31)	(269)	(457)	(4,962)	(809)	(8,432)
Net increase (decrease) resulting from Fund share transactions	5,144	$43,427	228	$2,104	(61,220)	$(656,644)	(272,700)	$(2,840,671)

^	See Note 15 in the Notes to Financial Statements.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

15. REORGANIZATION

The PIMCO Funds Board of Trustees approved the reorganization (the “Reorganization”) of the PIMCO RealRetirement® 2015 (the “2015 Fund”) into the PIMCO RealPathTM Income Fund (the “Acquiring Fund”, formerly, RealRetirement® Income and Distribution Fund). Pursuant to the Reorganization, shareholders of each class of the 2015 Fund became shareholders of the corresponding class of shares of the Acquiring Fund. The reorganization became effective upon the close of business on January 16, 2015. As a result, all shares held in the 2015 Fund were automatically exchanged for shares of the Acquiring Fund.

The transaction was structured to qualify as a tax-free reorganization under Section 368(a) of the Code. Pursuant to the Agreement and Plan of Reorganization, Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R of the 2015 Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the 2015 Fund as of the close of business on the date of the reorganization.

The investment portfolio of the 2015 Fund, with a fair value of approximately $32,707,895 and identified cost of approximately $32,581,459 as of the date of the reorganization, was the principal

ANNUAL REPORT	MARCH 31, 2015	147

Notes to Financial Statements (Cont.)

asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the 2015 Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of January 16, 2015, the 2015 Fund did not have any pre-enactment net capital loss carryforwards.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
2015 Fund				$126
Institutional Class	1,052	$10,320	$9.81
Class P	1	13	9.87
Administrative Class	1,964	19,263	9.81
Class D	104	1,026	9.83
Class A	172	1,693	9.85
Class C	92	903	9.85
Class R	1	11	9.78
Acquiring Fund				$(486)
Institutional Class	2,506	$21,277	$8.49
Class P	14	117	8.50
Administrative Class	4,714	39,993	8.48
Class D	302	2,560	8.47
Class A	801	6,792	8.48
Class C	257	2,176	8.48
Class R	22	189	8.50
Post Reorganization
Acquiring Fund				$(360)
Institutional Class	3,722	$31,597	$8.49
Class P	15	130	8.50
Administrative Class	6,985	59,257	8.48
Class D	423	3,585	8.47
Class A	1,001	8,485	8.48
Class C	363	3,079	8.48
Class R	24	200	8.50

Pursuant to the 2015 Fund’s all-inclusive investment advisory contract and supervision and administration agreement with PIMCO, PIMCO will pay all fees and expenses, including legal and accounting expenses, printing and mailing expenses, or other similar expenses incurred in connection with the reorganization transaction, excluding costs in connection with the purchase or sale of portfolio securities, if any. Assuming the reorganization had been completed on April 1, 2014, the beginning of the annual reporting period, the pro forma results of operations for the year ended March 31, 2015, are as follows (amounts in thousands):

Net investment income	$5,136
Net realized and unrealized gain	899
Net increase in net assets resulting from operations	$6,035

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the 2015 Fund that have been included in the Statements of Operations since January 16, 2015.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that

148	PIMCO ASSET ALLOCATION FUNDS

March 31, 2015

income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, an Underlying PIMCO Fund Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO Multi-Strategy Alternative Fund	$—	$—	$135	$—	$—	$—	$—
PIMCO RealPath™ 2020 Fund	—	489	(40)	—	—	—	—
PIMCO RealPath™ 2025 Fund	—	—	603	—	—	(128)	(93)
PIMCO RealPath™ 2030 Fund	—	—	2,359	—	—	—	(114)
PIMCO RealPath™ 2035 Fund	—	407	1,828	—	—	—	—
PIMCO RealPath™ 2040 Fund	—	717	4,021	—	—	—	—
PIMCO RealPath™ 2045 Fund	—	—	1,408	—	—	—	(163)
PIMCO RealPath™ 2050 Fund	—	891	1,665	—	—	—	—
PIMCO RealPath™ 2055 Fund	12	—	88	—	(3)	—	—
PIMCO RealPath™ Income Fund	—	—	387	(1)	—	(1,088)	—
PIMCO Global Multi Asset Fund	—	—	(14,841)	(500)	(117,662)	—	—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and real estate investment trusts (REITs).

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Multi-Strategy Alternative Fund	$—	$—
PIMCO RealPathTM 2020 Fund	—	—
PIMCO RealPathTM 2025 Fund	—	—
PIMCO RealPathTM 2030 Fund	—	—
PIMCO RealPathTM 2035 Fund	—	—
PIMCO RealPathTM 2040 Fund	—	—
PIMCO RealPathTM 2045 Fund	—	—

ANNUAL REPORT	MARCH 31, 2015	149

Notes to Financial Statements (Cont.)

March 31, 2015

	Short-Term	Long-Term
PIMCO RealPathTM 2050 Fund	$—	$—
PIMCO RealPathTM 2055 Fund	—	3
PIMCO RealPathTM Income Fund	—	—
PIMCO Global Multi Asset Fund	117,662	—

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Multi-Strategy Alternative Fund	$20,182	$141	$(7)	$134
PIMCO RealPathTM 2020 Fund	107,064	3,122	(2,757)	365
PIMCO RealPathTM 2025 Fund	86,507	3,169	(2,284)	885
PIMCO RealPathTM 2030 Fund	126,388	5,867	(3,110)	2,757
PIMCO RealPathTM 2035 Fund	86,606	4,518	(2,456)	2,062
PIMCO RealPathTM 2040 Fund	103,244	6,389	(2,027)	4,362
PIMCO RealPathTM 2045 Fund	58,445	2,861	(1,324)	1,537
PIMCO RealPathTM 2050 Fund	91,552	4,081	(2,184)	1,897
PIMCO RealPathTM 2055 Fund	3,028	94	(7)	87
PIMCO RealPathTM Income Fund	102,653	2,655	(2,000)	656
PIMCO Global Multi Asset Fund	1,283,179	27,923	(50,586)	(22,663)

(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and real estate investment trusts (REITs) for federal income tax purposes.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Multi-Strategy Alternative Fund	$—	$—	$—	$—	$—	$—
PIMCO RealPathTM 2020 Fund	5,523	1,052	—	2,141	218	174
PIMCO RealPathTM 2025 Fund	5,503	860	334	1,933	272	—
PIMCO RealPathTM 2030 Fund	7,950	1,118	—	3,060	397	18
PIMCO RealPathTM 2035 Fund	5,388	967	—	2,226	219	—
PIMCO RealPathTM 2040 Fund	5,885	1,207	—	3,082	—	343
PIMCO RealPathTM 2045 Fund	3,293	1,107	—	1,442	—	68
PIMCO RealPathTM 2050 Fund	4,521	1,022	—	2,287	—	158
PIMCO RealPathTM 2055 Fund	—	—	—	—	—	—
PIMCO RealPathTM Income Fund	3,339	217	147	1,369	162	—
PIMCO Global Multi Asset Fund	—	—	5,001	—	22,283	7,717

(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

150	PIMCO ASSET ALLOCATION FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Multi-Strategy Alternative Fund, PIMCO RealPath™ 2020 Fund, PIMCO RealPath™ 2025 Fund, PIMCO RealPath 2030™ Fund, PIMCO RealPath 2035™ Fund, PIMCO RealPath 2040™ Fund, PIMCO RealPath 2045™ Fund, PIMCO RealPath 2050™ Fund, PIMCO RealPath 2055™ Fund, PIMCO RealPath™ Income Fund, and PIMCO Global Multi-Asset Fund (eleven series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations and the changes in each of their net assets, the cash flows for PIMCO Global Multi-Asset Fund, and the financial highlights of the Funds for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements (consolidated financial statements for PIMCO Global Multi-Asset Fund) and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

ANNUAL REPORT	MARCH 31, 2015	151

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	MSC	Morgan Stanley & Co., Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	MYC	Morgan Stanley Capital Services, Inc.
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	MYI	Morgan Stanley & Co. International PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	NGF	Nomura Global Financial Products, Inc.
BSN	Bank of Nova Scotia	IND	Crédit Agricole Corporate and Investment Bank S.A.	RYL	Royal Bank of Scotland Group PLC
CBK	Citibank N.A.	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
DEU	Deutsche Bank Securities, Inc.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DUB	Deutsche Bank AG	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	MAC	Macquarie Bank Limited	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MSB	Morgan Stanley Bank, N.A

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty
CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble
CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar
CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	THB	Thai Baht
COP	Colombian Peso	KRW	South Korean Won	TRY	Turkish New Lira
CZK	Czech Koruna	MXN	Mexican Peso	TWD	Taiwanese Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar
EUR	Euro	NOK	Norwegian Krone	ZAR	South African Rand
GBP	British Pound	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	FTSE	Financial Times Stock Exchange	OTC	Over the Counter
EUREX	Eurex Exchange	NYMEX	New York Mercantile Exchange

Index Abbreviations:
CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	RACNSGT	RAFI Global Short Index
CPI	Consumer Price Index	KOSPI	Korea Composite Stock Price Index	UKRPI	United Kingdom Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	RACNLGT	RAFI Global Long Index	ULSD	Ultra-Low Sulfur Diesel
ERAUSLT	eRAFI U.S. Large Strategy Index

Other Abbreviations:
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
CLO	Collateralized Loan Obligation	oz.	Ounce	TBD	To Be Determined
EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	SPDR	Standard & Poor’s Depositary Receipts	YOY	Year-Over-Year

152	PIMCO ASSET ALLOCATION FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income, the dividend received deduction, qualified interest income, and qualified short term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2015 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2015 was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Multi-Strategy Alternative Fund	0.00%	0.00%	$—	$—
PIMCO RealPathTM 2020 Fund	0.00%	0.40%	5,325	795
PIMCO RealPathTM 2025 Fund	0.00%	0.35%	4,892	809
PIMCO RealPathTM 2030 Fund	0.00%	0.43%	7,325	836
PIMCO RealPathTM 2035 Fund	0.00%	0.47%	5,326	681
PIMCO RealPathTM 2040 Fund	0.00%	0.42%	6,625	—
PIMCO RealPathTM 2045 Fund	0.00%	7.33%	3,925	221
PIMCO RealPathTM 2050 Fund	0.00%	0.61%	5,175	—
PIMCO RealPathTM 2055 Fund	0.00%	0.00%	—	—
PIMCO RealPathTM Income Fund	0.00%	0.00%	3,050	434
PIMCO Global Multi Asset Fund	0.00%	0.00%	694	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	MARCH 31, 2015	153

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[2]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.

1 Trustees serve until their successors are duly elected and qualified.

2 Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

154	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 – 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President – Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President – Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

ANNUAL REPORT	MARCH 31, 2015	155

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

156	PIMCO ASSET ALLOCATION FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	MARCH 31, 2015	157

Privacy Policy1 (Cont.)

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

158	PIMCO ASSET ALLOCATION FUNDS

Approval of Investment Advisory Contract

(Unaudited)

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO Multi-Strategy Alternative Fund, PIMCO RealPathTM 2055 Fund (Formerly, PIMCO RealRetirement® 2055 Fund), and PIMCO Worldwide Long/Short Fundamental Strategy Fund, and the Sub-Advisory Agreement for PIMCO Multi-Strategy Alternative Fund and PIMCO Worldwide Long/Short Fundamental Strategy Fund.

The Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved for an initial two-year term the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of PIMCO RealPathTM 2055 Fund on August 12, 2014; and PIMCO Multi-Strategy Alternative Fund and PIMCO Worldwide Long/Short Fundamental Strategy Fund on November 3, 2014, each a new series of the Trust (each a “New Fund” and, together, the “New Funds”). On November 3, 2014, the Board also approved for an initial two-year term the Amended and Restated Sub-Advisory Agreement (together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) with Research Affiliates, LLC (“Research Affiliates”) on behalf of PIMCO Multi-Strategy Alternative Fund and PIMCO Worldwide Long/Short Fundamental Strategy Fund (the “RAFI Funds”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO and Research Affiliates, both in connection with the New Funds’ meetings and the August 11-12, 2014 meeting at which the Trustees considered the renewal of the Investment Advisory Contract between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed fund operations, including the New Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO and Research Affiliates. In considering whether or not to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO,

which included, among other things, comparative fee data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the New Funds and their shareholders.

The Trustees also considered new services and service enhancements that PIMCO has implemented, including, but not limited to, constructing and moving into a new global headquarters in Newport Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology

ANNUAL REPORT	MARCH 31, 2015	159

Approval of Investment Advisory Contract (Cont.)

team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the sub-advisory services proposed to be provided by Research Affiliates to the RAFI Funds. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO and Research Affiliates under the Agreements are likely to benefit the New Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest with the Trust and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Funds under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the New Funds will pay for the administrative services they require under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that in proposing fees for any New Fund or class of shares, PIMCO considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the New Funds. Fees proposed for the New Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared the total expenses of each class of the New Funds to other funds in the Expense Group provided by Lipper and found the total expenses of each class of the New Funds to be reasonable. The Board also reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with similar investment strategies, and found them to be reasonable in comparison.

The Board also considered the New Funds’ proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which each New Fund would pay for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the Funds. The Board concluded that the New Funds’ supervisory and

160	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

administrative fees were reasonable in relation to the value of the services to be provided, including the services to be provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels from the outset, in effect, setting the fees as if each New Fund were already at scale. The New Funds’ expenses will remain at competitive levels even if the New Funds’ operating costs later rise when assets remain flat or decrease.

The Board noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each class of each New Fund by waiving a portion of its supervisory and administrative fee or reimbursing the New Fund to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a class of a New Fund exceeds 0.49 basis points in any year. The Board also noted that the PIMCO Multi-Strategy Alternative Fund would have a “fund of funds” waiver under which PIMCO will waive the advisory and supervisory and administrative fees it receives from the Fund in an amount equal to the Underlying PIMCO Funds’ advisory and supervisory and administrative fees to avoid duplication of fees.

Based on the information presented by PIMCO, Research Affiliates, and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees to be charged by PIMCO, and the sub-advisory fees to be paid by PIMCO to Research Affiliates for services to be provided to the RAFI Funds, as well as the estimated total expenses of the New Funds, are reasonable and approval of the Agreements would likely benefit each New Fund and its shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Board noted that each New Fund’s proposed fee rate priced the fund at scale from the outset. The Trustees also considered that the unified fee has provided inherent economies of scale because a New Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The

Trustees also considered that, unlike the New Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee may emerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the New Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services to be rendered to the New Funds by PIMCO and Research Affiliates supported the approval of the Agreements. The Board concluded that the Agreements were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund and in return for the sub-advisory fee to be paid by PIMCO to Research Affiliates for services to be provided to the RAFI Funds, and that the approval of the Agreements was in the best interests of the New Funds and their shareholders.

ANNUAL REPORT	MARCH 31, 2015	161

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class B, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3001AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

Bond Funds

PIMCO Extended Duration Fund

PIMCO GNMA Fund

PIMCO Investment Grade Corporate Bond Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund III

PIMCO Total Return Fund IV

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		17
Benchmark Descriptions		19
Financial Highlights		22
Statements of Assets and Liabilities		32
Statements of Operations		36
Statements of Changes in Net Assets		38
Statement of Cash Flows		41
Notes to Financial Statements		154
Report of Independent Registered Public Accounting Firm		179
Glossary		180
Federal Income Tax Information		181
Management of the Trust		182
Results of Proxy Voting		184
Privacy Policy		185

Fund	Fund Summary	Schedule of Investments

PIMCO Extended Duration Fund	6	42
PIMCO GNMA Fund	7	48
PIMCO Investment Grade Corporate Bond Fund	8	54
PIMCO Long Duration Total Return Fund	9	72
PIMCO Long-Term U.S. Government Fund	10	86
PIMCO Moderate Duration Fund	11	92
PIMCO Mortgage-Backed Securities Fund	12	105
PIMCO Mortgage Opportunities Fund	13	111
PIMCO Total Return Fund II	14	121
PIMCO Total Return Fund III	15	130
PIMCO Total Return Fund IV	16	144

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

2	PIMCO BOND FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, real estate risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, issuer non-diversification risk, leveraging risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the

4	PIMCO BOND FUNDS

Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes.

A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—
PIMCO GNMA Fund	07/31/97	07/31/97	04/30/08	—	05/31/01	11/30/00	05/31/01
PIMCO Investment Grade Corporate Bond Fund	04/28/00	04/28/00	04/30/08	09/30/02	07/30/04	07/30/04	07/30/04
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	10/31/14	—	—
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	09/23/97	10/31/14	01/20/97	01/20/97
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	12/13/01	04/08/98	07/31/00	07/31/00
PIMCO Mortgage Opportunities Fund	10/22/12	10/22/12	10/22/12	—	10/22/12	10/22/12	10/22/12
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	11/30/94	—	—	—
PIMCO Total Return Fund III	05/01/91	05/01/91	03/31/09	04/11/97	—	—	—
PIMCO Total Return Fund IV	05/26/11	05/26/11	05/26/11	—	—	05/26/11	06/01/12

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, and Class C shares.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds, respectively.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	5

PIMCO Extended Duration Fund

Institutional Class - PEDIX
Class P - PEDPX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	90.0%
U.S. Government Agencies	6.5%
Short-Term Instruments‡	3.1%
Mortgage-Backed Securities	0.4%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	36.91%	17.19%	12.21%
PIMCO Extended Duration Fund Class P	36.78%	17.08%	12.11%
Citi STRIPS Index, 20+ Year Sub-Index	37.02%	17.53%	11.61%
Lipper Corporate Debt Funds BBB-Rated Funds Average	6.75%	6.22%	6.03%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for Institutional Class shares and 0.61% for Class P shares.

Portfolio Insights

»

The PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

A below-benchmark exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields fell across the yield curve over the reporting period.

»	An underweight to the long-maturity portion of the yield curve detracted from performance as longer-maturity yields declined over the reporting period.

»	An out-of-benchmark allocation to Canadian duration contributed to performance as yields in this region fell over the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as break-even inflation rates declined during the reporting period.

6	PIMCO BOND FUNDS

PIMCO GNMA Fund

Institutional Class - PDMIX	Class A - PAGNX
Class P - PPGNX	Class C - PCGNX
Class D - PGNDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Government Agencies	64.7%
Short-Term Instruments‡	28.4%
Mortgage-Backed Securities	3.6%
U.S. Treasury Obligations	2.2%
Asset-Backed Securities	1.1%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA Fund Institutional Class	4.85%	4.19%	5.40%	6.08%
PIMCO GNMA Fund Class P	4.74%	4.08%	5.30%	5.97%
PIMCO GNMA Fund Class D	4.43%	3.77%	4.98%	5.65%
PIMCO GNMA Fund Class A	4.43%	3.77%	4.98%	5.65%
PIMCO GNMA Fund Class A (adjusted)	0.54%	2.98%	4.58%	5.43%
PIMCO GNMA Fund Class C	3.65%	3.00%	4.20%	4.86%
PIMCO GNMA Fund Class C (adjusted)	2.65%	3.00%	4.20%	4.86%
Barclays GNMA Index	4.91%	3.87%	4.92%	5.45%
Lipper GNMA Funds Average	4.05%	3.27%	4.45%	4.88%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.90% for Class D shares, 0.90% for Class A shares and 1.65% for Class C shares.

Portfolio Insights

»

The PIMCO GNMA Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

»	Exposure to non-Agency mortgage-backed securities (“MBS”) contributed to performance as these bonds generated positive total returns during the reporting period.

»	Exposure to Agency collateralized mortgage obligations (“CMO”) contributed to performance as the sector generally posted positive total returns during the reporting period.

»	Exposure to commercial MBS (“CMBS”) contributed to performance as the sector generally posted positive total returns during the reporting period.

»

An underweight to duration (or sensitivity to changes in market interest rates) during the second half of the reporting period detracted from performance as interest rates generally declined over this period.

»	An underweight to Agency MBS detracted from performance as these bonds outperformed like-duration U.S. Treasuries during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Investment Grade Corporate Bond Fund

Institutional Class - PIGIX	Class D - PBDDX
Class P - PBDPX	Class A - PBDAX
Administrative Class - PGCAX	Class C - PBDCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Banking & Finance	34.1%
Industrials	18.4%
U.S. Treasury Obligations	16.6%
Bank Loan Obligations	8.0%
Utilities	6.8%
Short-Term Instruments‡	5.2%
Other	10.9%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (04/28/00)
PIMCO Investment Grade Corporate Bond Fund Institutional Class	8.75%	7.84%	7.80%	8.37%
PIMCO Investment Grade Corporate Bond Fund Class P	8.64%	7.74%	7.69%	8.26%
PIMCO Investment Grade Corporate Bond Fund Administrative Class	8.48%	7.57%	7.53%	8.10%
PIMCO Investment Grade Corporate Bond Fund Class D	8.32%	7.41%	7.37%	7.93%
PIMCO Investment Grade Corporate Bond Fund Class A	8.32%	7.41%	7.37%	7.93%
PIMCO Investment Grade Corporate Bond Fund Class A (adjusted)	4.23%	6.59%	6.96%	7.66%
PIMCO Investment Grade Corporate Bond Fund Class C	7.51%	6.62%	6.57%	7.13%
PIMCO Investment Grade Corporate Bond Fund Class C (adjusted)	6.51%	6.62%	6.57%	7.13%
Barclays U.S. Credit Index	6.74%	6.23%	5.80%	6.65%
Lipper Corporate Debt Funds BBB-Rated Funds Average	6.75%	6.22%	5.56%	6.30%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/2000.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for Institutional Class shares, 0.61% for Class P shares, 0.76% for Administrative Class shares, 0.91% for Class D shares, 0.91% for Class A shares and 1.66% for Class C shares.

Portfolio Insights

»

The PIMCO Investment Grade Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed-income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Duration and yield curve positioning were net negative for performance. During the last twelve months, the Fund was underweight U.S. duration and tactically short European duration and U.K. duration, which detracted from performance as rates fell. Yield curve positioning designed to benefit from a steepening yield curve in the U.S. was negative as the curve flattened.

»	An overweight to the bank sector was positive for performance as the sector outperformed the broader investment grade credit index over the reporting period.

»	An overweight to the brokerage sector was positive for performance as the sector outperformed the broader investment grade credit index over the reporting period.

»	An overweight to the gaming sector was negative for performance as the sector underperformed the broader investment grade credit index over the reporting period.

»	An overweight to the pipelines sector was positive for performance as the sector outperformed the broader investment grade credit index over the reporting period.

»	An overweight to the airlines sector was positive for performance as the sector outperformed the broader investment grade credit index over the reporting period.

»	Tactical exposure to equities, particularly of gaming companies in the second half of the reporting period, was negative for performance as gaming stocks sold off during this period.

8	PIMCO BOND FUNDS

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX
Class P - PLRPX
Class D - PLRDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	40.2%
U.S. Treasury Obligations	23.5%
U.S. Government Agencies	20.1%
Municipal Bonds & Notes	5.9%
Mortgage-Backed Securities	3.3%
Other	7.0%
†	% of Investments, at value as of 03/31/15

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	15.52%	9.93%	9.38%
PIMCO Long Duration Total Return Fund Class P	15.40%	9.82%	9.28%
PIMCO Long Duration Total Return Fund Class D	15.07%	9.50%	8.95%
Barclays Long-Term Government/Credit Index	15.73%	10.20%	8.40%
Lipper Corporate Debt Funds BBB-Rated Funds Average	6.75%	6.22%	6.03%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.51% for Institutional Class shares, 0.61% for Class P shares and .91% for Class D shares.

Portfolio Insights

»

The PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

A below-benchmark exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields generally fell across the yield curve over the reporting period.

»	An underweight to the long-maturity portion of the yield curve detracted from performance as longer-maturity yields declined over the reporting period.

»	An out-of-benchmark allocation to Canadian and select Eurozone developed market interest rates contributed to performance as yields in these regions fell over the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as break-even inflation rates declined during the reporting period.

»	An overweight allocation to high-yield corporates added to performance as prices of high-yield bonds generally rose during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Administrative Class - PLGBX
Class P - PLTPX	Class A - PFGAX
Class D - PLGDX	Class C - PFGCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	61.0%
U.S. Government Agencies	27.1%
Mortgage-Backed Securities	5.5%
Short-Term Instruments‡	4.3%
Corporate Bonds & Notes	1.7%
Other	0.4%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	20.35%	10.70%	8.17%	9.43%
PIMCO Long-Term U.S. Government Fund Class P	20.23%	10.59%	8.07%	9.33%
PIMCO Long-Term U.S. Government Fund Administrative Class	20.05%	10.43%	7.91%	9.16%
PIMCO Long-Term U.S. Government Fund Class D	19.88%	10.26%	7.74%	9.00%
PIMCO Long-Term U.S. Government Fund Class A	19.93%	10.30%	7.76%	9.01%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	15.43%	9.46%	7.35%	8.80%
PIMCO Long-Term U.S. Government Fund Class C	19.05%	9.49%	6.96%	8.21%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	18.05%	9.49%	6.96%	8.21%
Barclays Long-Term Treasury Index	21.40%	10.61%	7.90%	8.69%	*
Lipper General U.S. Government Funds Average	5.12%	3.41%	3.87%	5.22%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.485% for Institutional Class shares, 0.585% for Class P shares, 0.735% for Administrative Class shares, 0.885% for Class D shares, 0.835% for Class A shares and 1.585% for Class C shares.

Portfolio Insights

»

The PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed-income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements.

»

A below-benchmark exposure to U.S. duration (or sensitivity to changes in market interest rates) detracted from performance as U.S. Treasury yields generally fell across the yield curve over the reporting period.

»	An underweight to the long-maturity portion of the yield curve detracted from performance as longer-maturity yields declined over the reporting period.

»	An out-of-benchmark allocation to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as break-even inflation rates declined during the reporting period.

»	The portfolio’s overweight to the intermediate-maturity portion of the curve during most of the reporting period contributed to performance as intermediate yields declined during the reporting period.

10	PIMCO BOND FUNDS

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
Class P - PMOPX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	28.9%
U.S. Treasury Obligations	27.0%
U.S. Government Agencies	15.9%
Sovereign Issues	12.0%
Mortgage-Backed Securities	6.9%
Short-Term Instruments‡	3.4%
Other	5.9%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	3.75%	4.40%	5.53%	6.04%
PIMCO Moderate Duration Fund Class P	3.65%	4.29%	5.42%	5.92%
Barclays Intermediate Government/Credit Index	3.58%	3.52%	4.34%	5.19%
Lipper Short-Intermediate Investment Grade Debt Funds Average	1.97%	3.03%	3.68%	4.57%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares and 0.56% for Class P shares.

Portfolio Insights

»

The PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to the U.S. dollar versus both the euro and the Japanese yen contributed to relative performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	Duration exposure to Italy, Spain and Germany contributed to performance as interest rates in these countries fell over the reporting period.

»	Exposure to securitized debt contributed to performance as prices on these securities generally rose over the reporting period.

»	An underweight to the long-end of the U.S. Treasury yield curve detracted from relative performance as the yield curve flattened with longer-term yields falling over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation rates fell over the reporting period.

»	An overweight to the front-end of the U.S. Treasury yield curve during the second and third quarters of 2014 detracted from relative performance as short-term yields rose during this period.

ANNUAL REPORT	MARCH 31, 2015	11

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
Class P - PMRPX	Class C - PMRCX
Administrative Class - PMTAX	Class D - PTMDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Government Agencies	74.8%
Short-Term Instruments‡	18.1%
Mortgage-Backed Securities	3.7%
Asset-Backed Securities	2.9%
U.S. Treasury Obligations	0.5%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	5.49%	4.32%	5.43%	6.19%
PIMCO Mortgage-Backed Securities Fund Class P	5.38%	4.22%	5.33%	6.08%
PIMCO Mortgage-Backed Securities Fund Administrative Class	5.22%	4.06%	5.17%	5.92%
PIMCO Mortgage-Backed Securities Fund Class D	5.07%	3.91%	5.01%	5.77%
PIMCO Mortgage-Backed Securities Fund Class A	5.07%	3.91%	5.01%	5.77%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	1.13%	3.11%	4.62%	5.54%
PIMCO Mortgage-Backed Securities Fund Class C	4.28%	3.13%	4.23%	4.98%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	3.28%	3.13%	4.23%	4.98%
Barclays U.S. MBS Fixed Rate Index	5.58%	3.67%	4.91%	5.47%
Lipper U.S. Mortgage Funds Average	5.21%	3.99%	4.40%	4.70%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares,and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.75% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, and 1.65% for Class C shares.

Portfolio Insights

»

The PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to non-Agency mortgage-backed securities (“MBS”) contributed to performance as these bonds generated positive total returns during the reporting period.

»	Exposure to Agency collateralized mortgage obligations (“CMO”) contributed to performance as the sector generated positive total returns during the reporting period.

»	Exposure to commercial MBS (“CMBS”) contributed to performance as the sector generated positive total returns during the reporting period.

»

An underweight to duration (or sensitivity to changes in market interest rates) during most of the reporting period detracted from performance as interest rates generally declined over the reporting period.

12	PIMCO BOND FUNDS

PIMCO Mortgage Opportunities Fund

Institutional Class - PMZIX	Class A - PMZAX
Class P - PMZPX	Class C - PMZCX
Class D - PMZDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Government Agencies	30.1%
Mortgage-Backed Securities	29.6%
Asset-Backed Securities	23.0%
Short-Term Instruments‡	10.4%
U.S. Treasury Obligations	6.5%
Other	0.4%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities Fund Institutional Class	4.47%	8.52%
PIMCO Mortgage Opportunities Fund Class P	4.36%	8.41%
PIMCO Mortgage Opportunities Fund Class D	4.05%	8.09%
PIMCO Mortgage Opportunities Fund Class A	4.05%	8.08%
PIMCO Mortgage Opportunities Fund Class A (adjusted)	0.16%	6.40%
PIMCO Mortgage Opportunities Fund Class C	3.28%	7.29%
PIMCO Mortgage Opportunities Fund Class C (adjusted)	2.28%	7.29%
3 Month USD LIBOR Index	0.24%	0.27%
Lipper Absolute Return Funds Average	2.78%	3.65%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.61% for Institutional Class shares, 0.71% for Class P shares, 1.01% for Class D shares, 1.01% for Class A shares and 1.76% for Class C shares.

Portfolio Insights

»

The PIMCO Mortgage Opportunities Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. The remainder of the Fund’s assets may be invested in other types of “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities.

»	Positive duration (or sensitivity to changes in market interest rates) exposure during the reporting period benefited performance as interest rates generally declined over the reporting period.

»	Exposure to non-Agency MBS contributed to performance as these bonds generated positive total returns during the reporting period.

»	Exposure to commercial mortgage-backed securities (“CMBS”) contributed to performance as the sector generated positive total returns during the reporting period.

»	Exposure to collateralized loan obligations (“CLO”) contributed to performance as the sector generated positive total returns during the reporting period.

»	Exposure to interest-only structured Agency MBS detracted from performance as the sector generally posted negative total returns during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	13

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
Class P - PMTPX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Government Agencies	34.3%
U.S. Treasury Obligations	25.3%
Corporate Bonds & Notes	16.9%
Mortgage-Backed Securities	14.4%
Short-Term Instruments‡	0.5%
Other	8.6%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	4.30%	4.33%	5.70%	6.64%
PIMCO Total Return Fund II Class P	4.19%	4.22%	5.60%	6.54%
PIMCO Total Return Fund II Administrative Class	4.04%	4.07%	5.44%	6.38%
Barclays U.S. Aggregate Index	5.72%	4.41%	4.93%	6.00%
Lipper Core Plus Bond Funds Average	4.84%	5.07%	5.12%	6.16%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality.

»	An underweight in investment grade corporates contributed to relative performance as this sector underperformed like-duration U.S. Treasuries during the reporting period.

»	An overweight to the intermediate-range of the U.S. Treasury yield curve contributed to relative performance as intermediate yields fell during the reporting period.

»	Exposure to non-Agency mortgage-backed securities contributed to performance as prices of these securities generally rose over the reporting period.

»	An underweight to the long-end of the U.S. Treasury yield curve detracted from relative performance as the yield curve flattened with longer-term yields falling over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation rates fell over the reporting period.

»	An overweight to the front-end of the U.S. Treasury yield curve during the second and third quarters of 2014 detracted from relative performance as short-term yields rose during this period.

14	PIMCO BOND FUNDS

PIMCO Total Return Fund III

Institutional Class - PTSAX	Administrative Class - PRFAX
Class P - PRAPX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	33.8%
U.S. Government Agencies	21.6%
Corporate Bonds & Notes	17.7%
Sovereign Issues	8.3%
Mortgage-Backed Securities	7.0%
Short-Term Instruments‡	3.8%
Other	7.8%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return Fund III Institutional Class	5.68%	4.71%	5.97%	7.30%
PIMCO Total Return Fund III Class P	5.56%	4.60%	5.86%	7.19%
PIMCO Total Return Fund III Administrative Class	5.40%	4.44%	5.70%	7.03%
Barclays U.S. Aggregate Index	5.72%	4.41%	4.93%	6.31%
Lipper Core Plus Bond Funds Average	4.84%	5.07%	5.12%	6.42%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares and 0.75% for Administrative Class shares.

Portfolio Insights

»

The PIMCO Total Return Fund III seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to the U.S. dollar versus both the euro and Japanese yen contributed to relative performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	Duration (or sensitivity to changes in market interest rates) exposure to Italy and Spain contributed to performance as interest rates in these countries fell over the reporting period.

»	An underweight to investment grade corporates contributed to relative performance as this sector underperformed like-duration U.S. Treasuries during the period.

»	An underweight to the long-end of the U.S. Treasury yield curve detracted from relative performance as the yield curve flattened with longer-term yields falling over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation rates fell over the reporting period.

»	An overweight to the front-end of the U.S. Treasury yield curve during the second and third quarters of 2014 detracted from relative performance as short-term yields rose during this period.

ANNUAL REPORT	MARCH 31, 2015	15

PIMCO Total Return Fund IV

Institutional Class - PTUIX	Class A - PTUZX
Class P - PTUPX	Class C - PTUCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	28.8%
U.S. Treasury Obligations	27.8%
U.S. Government Agencies	15.5%
Mortgage-Backed Securities	9.0%
Short-Term Instruments‡	6.1%
Other	12.8%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	4.72%	5.00%
PIMCO Total Return Fund IV Class P	4.61%	4.90%
PIMCO Total Return Fund IV Class A	4.35%	4.64%
PIMCO Total Return Fund IV Class A (adjusted)	0.44%	3.61%
PIMCO Total Return Fund IV Class C	3.73%	3.90%
PIMCO Total Return Fund IV Class C (adjusted)	2.73%	3.90%
Barclays U.S. Aggregate Index	5.72%	3.74%
Lipper Core Plus Bond Funds Average	4.84%	4.29%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.50% for Institutional Class shares, 0.60% for Class P shares, 0.85% for Class A shares, and 1.60% for Class C shares.

Portfolio Insights

»

The PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to the U.S. dollar versus both the euro and Japanese yen contributed to relative performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	Duration (or sensitivity to changes in market interest rates) exposure to Italy and Spain contributed to performance as interest rates in these countries fell over the reporting period.

»	An underweight in investment grade corporates contributed to relative performance as this sector underperformed like-duration U.S. Treasuries over the reporting period.

»	An underweight to the long-end of the U.S. Treasury yield curve detracted from relative performance as the yield curve flattened with longer-term yields falling over the reporting period.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from performance as breakeven inflation rates fell over the reporting period.

»	An overweight to the front-end of the U.S. Treasury yield curve during the second and third quarters of 2014 detracted from relative performance as short-term yields rose during this period.

16	PIMCO BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$1,210.30	$2.81	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	1,209.70	3.36	1,000.00	1,021.89	3.07	0.61
PIMCO GNMA Fund
Institutional Class	$1,000.00	$1,022.10	$2.52	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,021.60	3.02	1,000.00	1,021.94	3.02	0.60
Class D	1,000.00	1,020.00	4.53	1,000.00	1,020.44	4.53	0.90
Class A	1,000.00	1,020.00	4.53	1,000.00	1,020.44	4.53	0.90
Class C	1,000.00	1,016.30	8.29	1,000.00	1,016.70	8.30	1.65
PIMCO Investment Grade Corporate Bond Fund
Institutional Class	$1,000.00	$1,048.60	$2.60	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	1,048.10	3.11	1,000.00	1,021.89	3.07	0.61
Administrative Class	1,000.00	1,047.30	3.88	1,000.00	1,021.14	3.83	0.76
Class D	1,000.00	1,046.50	4.64	1,000.00	1,020.39	4.58	0.91
Class A	1,000.00	1,046.50	4.64	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,042.60	8.45	1,000.00	1,016.65	8.35	1.66

ANNUAL REPORT	MARCH 31, 2015	17

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,086.70	$2.71	$1,000.00	$1,022.34	$2.62	0.52%
Class P	1,000.00	1,086.20	3.22	1,000.00	1,021.84	3.13	0.62
Class D(a)	1,000.00	1,084.70	3.91	1,000.00	1,020.34	4.63	0.92
PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$1,120.10	$2.62	$1,000.00	$1,022.46	$2.50	0.495%
Class P	1,000.00	1,119.50	3.14	1,000.00	1,021.96	3.00	0.595
Administrative Class	1,000.00	1,118.70	3.94	1,000.00	1,021.22	3.75	0.745
Class D(a)	1,000.00	1,118.00	3.87	1,000.00	1,020.47	4.51	0.895
Class A	1,000.00	1,118.20	4.46	1,000.00	1,020.72	4.26	0.845
Class C	1,000.00	1,114.10	8.41	1,000.00	1,016.98	8.02	1.595
PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,023.70	$2.32	$1,000.00	$1,022.64	$2.32	0.46%
Class P	1,000.00	1,023.20	2.82	1,000.00	1,022.14	2.82	0.56
PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,026.70	$2.53	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,026.20	3.03	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,025.50	3.79	1,000.00	1,021.19	3.78	0.75
Class D	1,000.00	1,024.70	4.54	1,000.00	1,020.44	4.53	0.90
Class A	1,000.00	1,024.70	4.54	1,000.00	1,020.44	4.53	0.90
Class C	1,000.00	1,020.90	8.36	1,000.00	1,016.65	8.35	1.66
PIMCO Mortgage Opportunities Fund
Institutional Class	$1,000.00	$1,020.80	$3.07	$1,000.00	$1,021.89	$3.07	0.61%
Class P	1,000.00	1,020.30	3.58	1,000.00	1,021.39	3.58	0.71
Class D	1,000.00	1,018.80	5.08	1,000.00	1,019.90	5.09	1.01
Class A	1,000.00	1,018.80	5.08	1,000.00	1,019.90	5.09	1.01
Class C	1,000.00	1,015.00	8.84	1,000.00	1,016.16	8.85	1.76
PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,027.30	$2.53	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,026.80	3.03	1,000.00	1,021.94	3.02	0.60
Administrative Class	1,000.00	1,026.10	3.79	1,000.00	1,021.19	3.78	0.75
PIMCO Total Return Fund III
Institutional Class	$1,000.00	$1,034.70	$2.64	$1,000.00	$1,022.34	$2.62	0.52%
Class P	1,000.00	1,034.00	3.14	1,000.00	1,021.84	3.13	0.62
Administrative Class	1,000.00	1,033.20	3.90	1,000.00	1,021.09	3.88	0.77
PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$1,032.40	$2.53	$1,000.00	$1,022.44	$2.52	0.50%
Class P	1,000.00	1,031.90	3.04	1,000.00	1,021.94	3.02	0.60
Class A	1,000.00	1,030.60	4.30	1,000.00	1,020.69	4.28	0.85
Class C	1,000.00	1,028.10	6.98	1,000.00	1,018.05	6.94	1.38

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

(a) The beginning value is reflective as of 10/31/14 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 149/365 for the Class D shares of the PIMCO Long Duration Total Return Fund and PIMCO Long-Term U.S. Government Fund (to reflect the period since inception date of 10/31/14). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal year.

18	PIMCO BOND FUNDS

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays GNMA Index	Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA). It is not possible to invest directly in an unmanaged index.

Barclays Intermediate Government/Credit Index	Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Barclays Long-Term Government/Credit Index	Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more. It is not possible to invest directly in an unmanaged index.

Barclays Long-Term Treasury Index	Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	19

Benchmark Descriptions (Cont.)

Index	Description

Citi STRIPS Index, 20+ Year Sub-Index	Citi STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the Citi U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

20	PIMCO BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2015	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital		Total Distributions

PIMCO Extended Duration Fund
Institutional Class
03/31/2015	$6.76	$0.22		$2.24	$2.46	$(0.20)	$0.00	$0.00		$(0.20)
03/31/2014	7.82	0.22		(0.79)	(0.57)	(0.22)	(0.27)	0.00		(0.49)
03/31/2013	9.59	0.27		0.87	1.14	(0.26)	(2.65)	0.00		(2.91)
03/31/2012	7.49	0.32		2.96	3.28	(0.31)	(0.87)	0.00		(1.18)
03/31/2011	7.39	0.33		0.39	0.72	(0.32)	(0.30)	0.00		(0.62)
Class P
03/31/2015	6.76	0.21		2.25	2.46	(0.20)	0.00	0.00		(0.20)
03/31/2014	7.82	0.21		(0.79)	(0.58)	(0.21)	(0.27)	0.00		(0.48)
03/31/2013	9.59	0.27		0.86	1.13	(0.25)	(2.65)	0.00		(2.90)
03/31/2012	7.49	0.30		2.97	3.27	(0.30)	(0.87)	0.00		(1.17)
03/31/2011	7.39	0.32		0.39	0.71	(0.31)	(0.30)	0.00		(0.61)

PIMCO GNMA Fund
Institutional Class
03/31/2015	$11.12	$0.20		$0.33	$0.53	$(0.24)	$0.00	$0.00		$(0.24)
03/31/2014	11.54	0.18		(0.23)	(0.05)	(0.35)	(0.02)	(0.00	)^	(0.37)
03/31/2013	11.75	0.13		0.17	0.30	(0.33)	(0.18)	0.00		(0.51)
03/31/2012	11.42	0.21		0.72	0.93	(0.26)	(0.34)	0.00		(0.60)
03/31/2011	11.62	0.26		0.42	0.68	(0.27)	(0.61)	0.00		(0.88)
Class P
03/31/2015	11.12	0.20		0.32	0.52	(0.23)	0.00	0.00		(0.23)
03/31/2014	11.54	0.16		(0.22)	(0.06)	(0.34)	(0.02)	(0.00	)^	(0.36)
03/31/2013	11.75	0.12		0.17	0.29	(0.32)	(0.18)	0.00		(0.50)
03/31/2012	11.42	0.20		0.72	0.92	(0.25)	(0.34)	0.00		(0.59)
03/31/2011	11.62	0.25		0.42	0.67	(0.26)	(0.61)	0.00		(0.87)
Class D
03/31/2015	11.12	0.15		0.34	0.49	(0.20)	0.00	0.00		(0.20)
03/31/2014	11.54	0.13		(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)
03/31/2013	11.75	0.09		0.16	0.25	(0.28)	(0.18)	0.00		(0.46)
03/31/2012	11.42	0.16		0.72	0.88	(0.21)	(0.34)	0.00		(0.55)
03/31/2011	11.62	0.22		0.41	0.63	(0.22)	(0.61)	0.00		(0.83)
Class A
03/31/2015	11.12	0.15		0.34	0.49	(0.20)	0.00	0.00		(0.20)
03/31/2014	11.54	0.13		(0.23)	(0.10)	(0.30)	(0.02)	(0.00	)^	(0.32)
03/31/2013	11.75	0.09		0.16	0.25	(0.28)	(0.18)	0.00		(0.46)
03/31/2012	11.42	0.16		0.72	0.88	(0.21)	(0.34)	0.00		(0.55)
03/31/2011	11.62	0.21		0.42	0.63	(0.22)	(0.61)	0.00		(0.83)
Class C
03/31/2015	11.12	0.07		0.33	0.40	(0.11)	0.00	0.00		(0.11)
03/31/2014	11.54	0.05		(0.23)	(0.18)	(0.22)	(0.02)	(0.00	)^	(0.24)
03/31/2013	11.75	0.00	^	0.16	0.16	(0.19)	(0.18)	0.00		(0.37)
03/31/2012	11.42	0.08		0.72	0.80	(0.13)	(0.34)	0.00		(0.47)
03/31/2011	11.62	0.13		0.41	0.54	(0.13)	(0.61)	0.00		(0.74)

PIMCO Investment Grade Corporate Bond Fund
Institutional Class
03/31/2015	$10.46	$0.39		$0.50	$0.89	$(0.41)	$(0.16)	$0.00		$(0.57)
03/31/2014	11.14	0.38		(0.38)	0.00	(0.29)	(0.30)	(0.09)		(0.68)
03/31/2013	10.60	0.40		0.89	1.29	(0.52)	(0.23)	0.00		(0.75)
03/31/2012	10.57	0.46		0.39	0.85	(0.52)	(0.30)	0.00		(0.82)
03/31/2011	11.18	0.56		0.51	1.07	(0.60)	(1.08)	0.00		(1.68)
Class P
03/31/2015	10.46	0.38		0.50	0.88	(0.40)	(0.16)	0.00		(0.56)
03/31/2014	11.14	0.37		(0.38)	(0.01)	(0.28)	(0.30)	(0.09)		(0.67)
03/31/2013	10.60	0.39		0.89	1.28	(0.51)	(0.23)	0.00		(0.74)
03/31/2012	10.57	0.43		0.41	0.84	(0.51)	(0.30)	0.00		(0.81)
03/31/2011	11.18	0.54		0.52	1.06	(0.59)	(1.08)	0.00		(1.67)

Please see footnotes on page 30.

22	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$9.02	36.91%	$394,852	0.51%	0.51%	0.50%	0.50%	2.80%	68%
6.76	(6.84)	249,671	0.51	0.51	0.50	0.50	3.22	89
7.82	10.35	251,318	0.54	0.54	0.50	0.50	2.69	113
9.59	43.47	305,425	0.50	0.50	0.50	0.50	3.41	355
7.49	9.48	381,563	0.51	0.51	0.50	0.50	3.94	412

9.02	36.78	25,862	0.61	0.61	0.60	0.60	2.69	68
6.76	(6.93)	27,454	0.61	0.61	0.60	0.60	3.12	89
7.82	10.24	16,320	0.64	0.64	0.60	0.60	2.55	113
9.59	43.33	73,634	0.60	0.60	0.60	0.60	3.12	355
7.49	9.37	1,016	0.61	0.61	0.60	0.60	3.82	412

$11.41	4.85%	$314,908	0.50%	0.50%	0.50%	0.50%	1.79%	1,880%
11.12	(0.45)	302,964	0.50	0.50	0.50	0.50	1.59	1,212
11.54	2.59	486,148	0.51	0.51	0.50	0.50	1.14	1,502
11.75	8.27	660,966	0.50	0.50	0.50	0.50	1.77	2,397
11.42	5.88	391,519	0.51	0.51	0.50	0.50	2.21	1,990

11.41	4.74	59,958	0.60	0.60	0.60	0.60	1.73	1,880
11.12	(0.55)	53,095	0.60	0.60	0.60	0.60	1.47	1,212
11.54	2.49	110,566	0.61	0.61	0.60	0.60	1.05	1,502
11.75	8.16	114,939	0.60	0.60	0.60	0.60	1.66	2,397
11.42	5.78	62,198	0.61	0.61	0.60	0.60	2.14	1,990

11.41	4.43	104,653	0.90	0.90	0.90	0.90	1.37	1,880
11.12	(0.85)	121,340	0.90	0.90	0.90	0.90	1.17	1,212
11.54	2.18	219,259	0.91	0.91	0.90	0.90	0.74	1,502
11.75	7.84	295,028	0.90	0.90	0.90	0.90	1.38	2,397
11.42	5.46	147,172	0.91	0.91	0.90	0.90	1.82	1,990

11.41	4.43	265,934	0.90	0.90	0.90	0.90	1.37	1,880
11.12	(0.85)	334,991	0.90	0.90	0.90	0.90	1.20	1,212
11.54	2.18	583,927	0.91	0.91	0.90	0.90	0.75	1,502
11.75	7.84	706,763	0.90	0.90	0.90	0.90	1.39	2,397
11.42	5.46	474,744	0.91	0.91	0.90	0.90	1.82	1,990

11.41	3.65	109,530	1.65	1.65	1.65	1.65	0.62	1,880
11.12	(1.58)	137,233	1.65	1.65	1.65	1.65	0.42	1,212
11.54	1.42	275,788	1.66	1.66	1.65	1.65	0.01	1,502
11.75	7.03	289,101	1.65	1.65	1.65	1.65	0.66	2,397
11.42	4.68	225,520	1.66	1.66	1.65	1.65	1.06	1,990

$10.78	8.75%	$4,015,131	0.51%	0.51%	0.50%	0.50%	3.62%	86%
10.46	0.15	2,744,578	0.50	0.50	0.50	0.50	3.52	88
11.14	12.39	6,378,075	0.50	0.50	0.50	0.50	3.64	165
10.60	8.29	4,404,375	0.50	0.50	0.50	0.50	4.31	124
10.57	10.04	4,132,194	0.50	0.50	0.50	0.50	4.98	325

10.78	8.64	491,896	0.61	0.61	0.60	0.60	3.52	86
10.46	0.05	283,484	0.61	0.61	0.60	0.60	3.42	88
11.14	12.28	554,328	0.60	0.60	0.60	0.60	3.54	165
10.60	8.19	392,153	0.60	0.60	0.60	0.60	4.09	124
10.57	9.93	147,668	0.60	0.60	0.60	0.60	4.86	325

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2015	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Investment Grade Corporate Bond Fund (Cont.)
Administrative Class
03/31/2015	$10.46	$0.36	$0.51	$0.87	$(0.39)	$(0.16)	$0.00	$(0.55)
03/31/2014	11.14	0.35	(0.37)	(0.02)	(0.27)	(0.30)	(0.09)	(0.66)
03/31/2013	10.60	0.38	0.88	1.26	(0.49)	(0.23)	0.00	(0.72)
03/31/2012	10.57	0.40	0.42	0.82	(0.49)	(0.30)	0.00	(0.79)
03/31/2011	11.18	0.53	0.51	1.04	(0.57)	(1.08)	0.00	(1.65)
Class D
03/31/2015	10.46	0.34	0.51	0.85	(0.37)	(0.16)	0.00	(0.53)
03/31/2014	11.14	0.33	(0.37)	(0.04)	(0.25)	(0.30)	(0.09)	(0.64)
03/31/2013	10.60	0.36	0.89	1.25	(0.48)	(0.23)	0.00	(0.71)
03/31/2012	10.57	0.41	0.40	0.81	(0.48)	(0.30)	0.00	(0.78)
03/31/2011	11.18	0.51	0.52	1.03	(0.56)	(1.08)	0.00	(1.64)
Class A
03/31/2015	10.46	0.35	0.50	0.85	(0.37)	(0.16)	0.00	(0.53)
03/31/2014	11.14	0.33	(0.37)	(0.04)	(0.25)	(0.30)	(0.09)	(0.64)
03/31/2013	10.60	0.36	0.89	1.25	(0.48)	(0.23)	0.00	(0.71)
03/31/2012	10.57	0.41	0.40	0.81	(0.48)	(0.30)	0.00	(0.78)
03/31/2011	11.18	0.51	0.52	1.03	(0.56)	(1.08)	0.00	(1.64)
Class C
03/31/2015	10.46	0.27	0.50	0.77	(0.29)	(0.16)	0.00	(0.45)
03/31/2014	11.14	0.25	(0.37)	(0.12)	(0.17)	(0.30)	(0.09)	(0.56)
03/31/2013	10.60	0.28	0.89	1.17	(0.40)	(0.23)	0.00	(0.63)
03/31/2012	10.57	0.33	0.40	0.73	(0.40)	(0.30)	0.00	(0.70)
03/31/2011	11.18	0.42	0.52	0.94	(0.47)	(1.08)	0.00	(1.55)

PIMCO Long Duration Total Return Fund
Institutional Class
03/31/2015	$11.07	$0.48	$1.21	$1.69	$(0.46)	$0.00	$0.00	$(0.46)
03/31/2014	11.83	0.45	(0.64)	(0.19)	(0.44)	(0.13)	0.00	(0.57)
03/31/2013	11.54	0.47	0.72	1.19	(0.44)	(0.46)	0.00	(0.90)
03/31/2012	10.75	0.50	1.29	1.79	(0.49)	(0.51)	0.00	(1.00)
03/31/2011	10.72	0.53	0.46	0.99	(0.59)	(0.37)	0.00	(0.96)
Class P
03/31/2015	11.07	0.47	1.21	1.68	(0.45)	0.00	0.00	(0.45)
03/31/2014	11.83	0.44	(0.64)	(0.20)	(0.43)	(0.13)	0.00	(0.56)
03/31/2013	11.54	0.46	0.72	1.18	(0.43)	(0.46)	0.00	(0.89)
03/31/2012	10.75	0.49	1.29	1.78	(0.48)	(0.51)	0.00	(0.99)
03/31/2011	10.72	0.51	0.47	0.98	(0.58)	(0.37)	0.00	(0.95)
Class D
10/31/2014 - 03/31/2015	11.73	0.20	0.55	0.75	(0.18)	0.00	0.00	(0.18)

PIMCO Long-Term U.S. Government Fund
Institutional Class
03/31/2015	$9.79	$0.30	$1.67	$1.97	$(0.27)	$0.00	$0.00	$(0.27)
03/31/2014	10.78	0.29	(0.81)	(0.52)	(0.29)	(0.18)	0.00	(0.47)
03/31/2013	10.89	0.30	0.65	0.95	(0.29)	(0.77)	0.00	(1.06)
03/31/2012	10.39	0.36	1.97	2.33	(0.36)	(1.47)	0.00	(1.83)
03/31/2011	10.79	0.43	0.56	0.99	(0.46)	(0.93)	0.00	(1.39)
Class P
03/31/2015	9.79	0.29	1.67	1.96	(0.26)	0.00	0.00	(0.26)
03/31/2014	10.78	0.29	(0.82)	(0.53)	(0.28)	(0.18)	0.00	(0.46)
03/31/2013	10.89	0.30	0.64	0.94	(0.28)	(0.77)	0.00	(1.05)
03/31/2012	10.39	0.35	1.97	2.32	(0.35)	(1.47)	0.00	(1.82)
03/31/2011	10.79	0.41	0.57	0.98	(0.45)	(0.93)	0.00	(1.38)

Please see footnotes on page 30.

24	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$10.78	8.48%	$174,403	0.76%	0.76%	0.75%	0.75%	3.38%	86%
10.46	(0.10)	139,977	0.76	0.76	0.75	0.75	3.27	88
11.14	12.11	238,471	0.75	0.75	0.75	0.75	3.39	165
10.60	8.03	172,288	0.75	0.75	0.75	0.75	3.83	124
10.57	9.76	45,160	0.75	0.75	0.75	0.75	4.76	325

10.78	8.32	561,326	0.91	0.91	0.90	0.90	3.23	86
10.46	(0.25)	471,329	0.91	0.91	0.90	0.90	3.12	88
11.14	11.95	980,086	0.90	0.90	0.90	0.90	3.24	165
10.60	7.86	573,259	0.90	0.90	0.90	0.90	3.86	124
10.57	9.60	336,201	0.90	0.90	0.90	0.90	4.54	325

10.78	8.32	995,694	0.91	0.91	0.90	0.90	3.23	86
10.46	(0.25)	1,094,356	0.91	0.91	0.90	0.90	3.12	88
11.14	11.94	1,768,357	0.90	0.90	0.90	0.90	3.24	165
10.60	7.86	1,236,863	0.90	0.90	0.90	0.90	3.85	124
10.57	9.60	727,685	0.90	0.90	0.90	0.90	4.55	325

10.78	7.51	563,939	1.66	1.66	1.65	1.65	2.48	86
10.46	(0.99)	607,225	1.66	1.66	1.65	1.65	2.37	88
11.14	11.12	1,003,538	1.65	1.65	1.65	1.65	2.49	165
10.60	7.06	660,637	1.65	1.65	1.65	1.65	3.11	124
10.57	8.79	438,435	1.65	1.65	1.65	1.65	3.80	325

$12.30	15.52%	$4,376,514	0.52%	0.52%	0.50%	0.50%	4.09%	76%
11.07	(1.46)	4,704,179	0.51	0.51	0.50	0.50	4.12	70
11.83	10.36	6,669,123	0.53	0.53	0.50	0.50	3.86	81
11.54	16.91	5,815,733	0.50	0.50	0.50	0.50	4.33	219
10.75	9.31	5,130,906	0.51	0.51	0.50	0.50	4.71	240

12.30	15.40	19,954	0.62	0.62	0.60	0.60	4.00	76
11.07	(1.56)	12,376	0.61	0.61	0.60	0.60	4.02	70
11.83	10.25	21,240	0.63	0.63	0.60	0.60	3.75	81
11.54	16.79	12,896	0.60	0.60	0.60	0.60	4.20	219
10.75	9.21	6,894	0.61	0.61	0.60	0.60	4.58	240

12.30	6.37	9,164	0.92 *	0.92 *	0.90 *	0.90 *	3.75 *	76

$11.49	20.35%	$318,988	0.495%	0.495%	0.475%	0.475%	2.77%	244%
9.79	(4.67)	523,326	0.485	0.485	0.475	0.475	2.89	100
10.78	8.49	1,546,068	0.505	0.505	0.475	0.475	2.63	143
10.89	22.39	812,883	0.485	0.485	0.475	0.475	3.14	426
10.39	9.13	443,715	0.485	0.485	0.475	0.475	3.78	363

11.49	20.23	81,521	0.595	0.595	0.575	0.575	2.73	244
9.79	(4.77)	73,906	0.585	0.585	0.575	0.575	3.00	100
10.78	8.38	40,134	0.605	0.605	0.575	0.575	2.52	143
10.89	22.27	403,440	0.585	0.585	0.575	0.575	3.03	426
10.39	9.03	57,226	0.585	0.585	0.575	0.575	3.61	363

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2015	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Long-Term U.S. Government Fund (Cont.)
Administrative Class
03/31/2015	$9.79	$0.28	$1.66	$1.94	$(0.24)	$0.00	$0.00	$(0.24)
03/31/2014	10.78	0.27	(0.82)	(0.55)	(0.26)	(0.18)	0.00	(0.44)
03/31/2013	10.89	0.28	0.64	0.92	(0.26)	(0.77)	0.00	(1.03)
03/31/2012	10.39	0.33	1.97	2.30	(0.33)	(1.47)	0.00	(1.80)
03/31/2011	10.79	0.40	0.56	0.96	(0.43)	(0.93)	0.00	(1.36)
Class D
10/31/2014 - 03/31/2015	10.61	0.11	0.85	0.96	(0.08)	0.00	0.00	(0.08)
Class A
03/31/2015	9.79	0.26	1.67	1.93	(0.23)	0.00	0.00	(0.23)
03/31/2014	10.78	0.26	(0.82)	(0.56)	(0.25)	(0.18)	0.00	(0.43)
03/31/2013	10.89	0.26	0.65	0.91	(0.25)	(0.77)	0.00	(1.02)
03/31/2012	10.39	0.32	1.97	2.29	(0.32)	(1.47)	0.00	(1.79)
03/31/2011	10.79	0.38	0.56	0.94	(0.41)	(0.93)	0.00	(1.34)
Class C
03/31/2015	9.79	0.18	1.67	1.85	(0.15)	0.00	0.00	(0.15)
03/31/2014	10.78	0.18	(0.81)	(0.63)	(0.18)	(0.18)	0.00	(0.36)
03/31/2013	10.89	0.18	0.64	0.82	(0.16)	(0.77)	0.00	(0.93)
03/31/2012	10.39	0.23	1.98	2.21	(0.24)	(1.47)	0.00	(1.71)
03/31/2011	10.79	0.29	0.57	0.86	(0.33)	(0.93)	0.00	(1.26)

PIMCO Moderate Duration Fund
Institutional Class
03/31/2015	$10.63	$0.20	$0.19	$0.39	$(0.35)	$(0.14)	$0.00	$(0.49)
03/31/2014	10.89	0.17	(0.14)	0.03	(0.20)	(0.09)	0.00	(0.29)
03/31/2013	10.74	0.23	0.49	0.72	(0.32)	(0.25)	0.00	(0.57)
03/31/2012	10.69	0.23	0.25	0.48	(0.26)	(0.17)	0.00	(0.43)
03/31/2011	10.73	0.27	0.44	0.71	(0.32)	(0.43)	0.00	(0.75)
Class P
03/31/2015	10.63	0.19	0.19	0.38	(0.34)	(0.14)	0.00	(0.48)
03/31/2014	10.89	0.16	(0.14)	0.02	(0.19)	(0.09)	0.00	(0.28)
03/31/2013	10.74	0.22	0.49	0.71	(0.31)	(0.25)	0.00	(0.56)
03/31/2012	10.69	0.22	0.25	0.47	(0.25)	(0.17)	0.00	(0.42)
03/31/2011	10.73	0.27	0.43	0.70	(0.31)	(0.43)	0.00	(0.74)

PIMCO Mortgage-Backed Securities Fund
Institutional Class
03/31/2015	$10.29	$0.20	$0.36	$0.56	$(0.27)	$0.00	$(0.01)	$(0.28)
03/31/2014	10.58	0.13	(0.11)	0.02	(0.24)	(0.05)	(0.02)	(0.31)
03/31/2013	10.66	0.10	0.31	0.41	(0.37)	(0.12)	0.00	(0.49)
03/31/2012	10.62	0.24	0.41	0.65	(0.30)	(0.31)	0.00	(0.61)
03/31/2011	10.74	0.31	0.31	0.62	(0.34)	(0.40)	0.00	(0.74)
Class P
03/31/2015	10.29	0.19	0.36	0.55	(0.26)	0.00	(0.01)	(0.27)
03/31/2014	10.58	0.11	(0.10)	0.01	(0.23)	(0.05)	(0.02)	(0.30)
03/31/2013	10.66	0.10	0.30	0.40	(0.36)	(0.12)	0.00	(0.48)
03/31/2012	10.62	0.22	0.41	0.63	(0.28)	(0.31)	0.00	(0.59)
03/31/2011	10.74	0.30	0.31	0.61	(0.33)	(0.40)	0.00	(0.73)
Administrative Class
03/31/2015	10.29	0.17	0.36	0.53	(0.24)	0.00	(0.01)	(0.25)
03/31/2014	10.58	0.12	(0.12)	0.00	(0.22)	(0.05)	(0.02)	(0.29)
03/31/2013	10.66	0.09	0.30	0.39	(0.35)	(0.12)	0.00	(0.47)
03/31/2012	10.62	0.22	0.40	0.62	(0.27)	(0.31)	0.00	(0.58)
03/31/2011	10.74	0.28	0.31	0.59	(0.31)	(0.40)	0.00	(0.71)

Please see footnotes on page 30.

26	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$11.49	20.05%	$54,522	0.745%		0.745%		0.725%		0.725%		2.60%	244%
9.79	(4.91)	51,473	0.735		0.735		0.725		0.725		2.74	100
10.78	8.26	66,872	0.755		0.755		0.725		0.725		2.39	143
10.89	22.09	70,022	0.735		0.735		0.725		0.725		2.87	426
10.39	8.86	73,068	0.735		0.735		0.725		0.725		3.46	363

11.49	9.07	1,286	0.895	*	0.895	*	0.875	*	0.875	*	1.91 *	244

11.49	19.93	198,176	0.845		0.845		0.825		0.825		2.49	244
9.79	(5.01)	175,700	0.835		0.835		0.825		0.825		2.63	100
10.78	8.11	208,077	0.855		0.855		0.825		0.825		2.26	143
10.89	21.96	228,297	0.835	(b)	0.835	(b)	0.825	(b)	0.825	(b)	2.76	426
10.39	8.70	192,776	0.885		0.885		0.875		0.875		3.33	363

11.49	19.05	35,839	1.595		1.595		1.575		1.575		1.73	244
9.79	(5.71)	25,865	1.585		1.585		1.575		1.575		1.82	100
10.78	7.31	68,538	1.605		1.605		1.575		1.575		1.52	143
10.89	21.06	64,297	1.585	(b)	1.585	(b)	1.575	(b)	1.575	(b)	1.99	426
10.39	7.90	48,209	1.635		1.635		1.625		1.625		2.58	363

$10.53	3.75%	$1,709,990	0.46%		0.46%		0.46%		0.46%		1.85%	254%
10.63	0.31	2,433,490	0.46		0.46		0.46		0.46		1.56	237
10.89	6.84	2,666,070	0.46		0.46		0.46		0.46		2.08	373
10.74	4.54	2,505,387	0.46		0.46		0.46		0.46		2.17	391
10.69	6.68	2,333,258	0.46		0.46		0.46		0.46		2.52	325

10.53	3.65	5,285	0.56		0.56		0.56		0.56		1.79	254
10.63	0.20	13,298	0.56		0.56		0.56		0.56		1.51	237
10.89	6.73	31,824	0.56		0.56		0.56		0.56		2.00	373
10.74	4.44	36,425	0.56		0.56		0.56		0.56		2.08	391
10.69	6.57	826	0.56		0.56		0.56		0.56		2.54	325

$10.57	5.49%	$103,968	0.50%		0.50%		0.50%		0.50%		1.90%	1,501%
10.29	0.23	111,544	0.50		0.50		0.50		0.50		1.29	1,021
10.58	3.93	252,445	0.50		0.50		0.50		0.50		0.96	1,226
10.66	6.27	197,818	0.50		0.50		0.50		0.50		2.24	1,322
10.62	5.82	192,699	0.50		0.50		0.50		0.50		2.85	966

10.57	5.38	8,150	0.60		0.60		0.60		0.60		1.82	1,501
10.29	0.12	8,679	0.60		0.60		0.60		0.60		1.09	1,021
10.58	3.82	36,644	0.60		0.60		0.60		0.60		0.89	1,226
10.66	6.17	42,441	0.60		0.60		0.60		0.60		2.04	1,322
10.62	5.72	28,103	0.60		0.60		0.60		0.60		2.74	966

10.57	5.22	13,760	0.75		0.75		0.75		0.75		1.63	1,501
10.29	(0.02)	35,186	0.75		0.75		0.75		0.75		1.19	1,021
10.58	3.67	42,414	0.75		0.75		0.75		0.75		0.81	1,226
10.66	6.01	72,356	0.75		0.75		0.75		0.75		2.00	1,322
10.62	5.56	72,665	0.75		0.75		0.75		0.75		2.61	966

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2015	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Mortgage-Backed Securities Fund (Cont.)
Class D
03/31/2015	$10.29	$0.16	$0.36	$0.52	$(0.23)	$0.00	$(0.01)	$(0.24)
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00	(0.69)
Class A
03/31/2015	10.29	0.16	0.36	0.52	(0.23)	0.00	(0.01)	(0.24)
03/31/2014	10.58	0.10	(0.12)	(0.02)	(0.20)	(0.05)	(0.02)	(0.27)
03/31/2013	10.66	0.07	0.30	0.37	(0.33)	(0.12)	0.00	(0.45)
03/31/2012	10.62	0.20	0.40	0.60	(0.25)	(0.31)	0.00	(0.56)
03/31/2011	10.74	0.27	0.30	0.57	(0.29)	(0.40)	0.00	(0.69)
Class C
03/31/2015	10.29	0.08	0.36	0.44	(0.15)	0.00	(0.01)	(0.16)
03/31/2014	10.58	0.02	(0.11)	(0.09)	(0.13)	(0.05)	(0.02)	(0.20)
03/31/2013	10.66	(0.02)	0.31	0.29	(0.25)	(0.12)	0.00	(0.37)
03/31/2012	10.62	0.12	0.40	0.52	(0.17)	(0.31)	0.00	(0.48)
03/31/2011	10.74	0.19	0.30	0.49	(0.21)	(0.40)	0.00	(0.61)

PIMCO Mortgage Opportunities Fund
Institutional Class
03/31/2015	$11.06	$0.35	$0.14	$0.49	$(0.40)	$0.00	$0.00	$(0.40)
03/31/2014	11.13	0.39	0.00	0.39	(0.44)	(0.02)	0.00	(0.46)
10/22/2012 - 03/31/2013	10.00	0.14	1.14	1.28	(0.15)	0.00	0.00	(0.15)
Class P
03/31/2015	11.06	0.34	0.14	0.48	(0.39)	0.00	0.00	(0.39)
03/31/2014	11.13	0.34	0.04	0.38	(0.43)	(0.02)	0.00	(0.45)
10/22/2012 - 03/31/2013	10.00	0.15	1.12	1.27	(0.14)	0.00	0.00	(0.14)
Class D
03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)
03/31/2014	11.13	0.32	0.03	0.35	(0.40)	(0.02)	0.00	(0.42)
10/22/2012 - 03/31/2013	10.00	0.12	1.14	1.26	(0.13)	0.00	0.00	(0.13)
Class A
03/31/2015	11.06	0.31	0.13	0.44	(0.35)	0.00	0.00	(0.35)
03/31/2014	11.13	0.34	0.01	0.35	(0.40)	(0.02)	0.00	(0.42)
10/22/2012 - 03/31/2013	10.00	0.14	1.12	1.26	(0.13)	0.00	0.00	(0.13)
Class C
03/31/2015	11.06	0.23	0.13	0.36	(0.27)	0.00	0.00	(0.27)
03/31/2014	11.13	0.26	0.00	0.26	(0.31)	(0.02)	0.00	(0.33)
10/22/2012 - 03/31/2013	10.00	0.09	1.13	1.22	(0.09)	0.00	0.00	(0.09)

PIMCO Total Return Fund II
Institutional Class
03/31/2015	$10.29	$0.19	$0.25	$0.44	$(0.25)	$(0.18)	$0.00	$(0.43)
03/31/2014	10.65	0.20	(0.31)	(0.11)	(0.20)	(0.05)	0.00	(0.25)
03/31/2013	10.70	0.25	0.41	0.66	(0.26)	(0.45)	0.00	(0.71)
03/31/2012	10.37	0.27	0.34	0.61	(0.28)	0.00	0.00	(0.28)
03/31/2011	10.59	0.23	0.44	0.67	(0.25)	(0.63)	(0.01)	(0.89)
Class P
03/31/2015	10.29	0.18	0.25	0.43	(0.24)	(0.18)	0.00	(0.42)
03/31/2014	10.65	0.19	(0.31)	(0.12)	(0.19)	(0.05)	0.00	(0.24)
03/31/2013	10.70	0.23	0.42	0.65	(0.25)	(0.45)	0.00	(0.70)
03/31/2012	10.37	0.26	0.34	0.60	(0.27)	0.00	0.00	(0.27)
03/31/2011	10.59	0.23	0.43	0.66	(0.24)	(0.63)	(0.01)	(0.88)

Please see footnotes on page 30.

28	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$10.57	5.07%	$37,068	0.90%		0.90%		0.90%		0.90%		1.52%		1,501%
10.29	(0.17)	55,106	0.90		0.90		0.90		0.90		0.96		1,021
10.58	3.51	86,378	0.90		0.90		0.90		0.90		0.62		1,226
10.66	5.85	107,224	0.90		0.90		0.90		0.90		1.85		1,322
10.62	5.40	95,938	0.90		0.90		0.90		0.90		2.45		966

10.57	5.07	28,247	0.90		0.90		0.90		0.90		1.52		1,501
10.29	(0.17)	38,798	0.90		0.90		0.90		0.90		0.93		1,021
10.58	3.51	77,316	0.90		0.90		0.90		0.90		0.61		1,226
10.66	5.85	87,646	0.90		0.90		0.90		0.90		1.85		1,322
10.62	5.40	97,366	0.90		0.90		0.90		0.90		2.45		966

10.57	4.28	11,110	1.65		1.65		1.65		1.65		0.77		1,501
10.29	(0.92)	13,782	1.65		1.65		1.65		1.65		0.23		1,021
10.58	2.75	22,257	1.65		1.65		1.65		1.65		(0.15)		1,226
10.66	5.06	25,629	1.65		1.65		1.65		1.65		1.11		1,322
10.62	4.62	29,681	1.65		1.65		1.65		1.65		1.72		966

$11.15	4.47%	$1,183,060	0.61%		0.61%		0.60%		0.60%		3.15%		1,133%
11.06	3.59	1,104,355	0.61		0.61		0.60		0.60		3.58		736
11.13	12.79	328,002	0.62	*	0.67	*	0.60	*	0.65	*	2.97	*	427

11.15	4.36	90,964	0.71		0.71		0.70		0.70		3.05		1,133
11.06	3.49	11,550	0.71		0.71		0.70		0.70		3.05		736
11.13	12.74	11,097	0.72	*	0.77	*	0.70	*	0.75	*	3.01	*	427

11.15	4.05	35,899	1.01		1.01		1.00		1.00		2.74		1,133
11.06	3.18	34,083	1.01		1.01		1.00		1.00		2.88		736
11.13	12.59	42,136	1.02	*	1.07	*	1.00	*	1.05	*	2.38	*	427

11.15	4.05	19,566	1.01		1.01		1.00		1.00		2.78		1,133
11.06	3.18	19,063	1.01		1.01		1.00		1.00		3.11		736
11.13	12.57	4,653	1.02	*	1.07	*	1.00	*	1.05	*	2.79	*	427

11.15	3.28	9,313	1.76		1.76		1.75		1.75		2.03		1,133
11.06	2.40	4,922	1.76		1.76		1.75		1.75		2.33		736
11.13	12.23	2,007	1.77	*	1.82	*	1.75	*	1.80	*	1.82	*	427

$10.30	4.30%	$1,048,223	0.50%		0.50%		0.50%		0.50%		1.86%		363%
10.29	(1.05)	2,591,315	0.50		0.50		0.50		0.50		1.89		353
10.65	6.23	3,026,082	0.50		0.50		0.50		0.50		2.26		374
10.70	5.95	3,329,568	0.50		0.50		0.50		0.50		2.55		647
10.37	6.40	3,177,804	0.50		0.50		0.50		0.50		2.15		563

10.30	4.19	11,371	0.60		0.60		0.60		0.60		1.75		363
10.29	(1.15)	11,878	0.60		0.60		0.60		0.60		1.79		353
10.65	6.13	17,169	0.60		0.60		0.60		0.60		2.14		374
10.70	5.84	16,145	0.60		0.60		0.60		0.60		2.45		647
10.37	6.30	6,937	0.60		0.60		0.60		0.60		2.15		563

Please see footnotes on page 30.

ANNUAL REPORT	MARCH 31, 2015	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Total Return Fund II (Cont.)
Administrative Class
03/31/2015	$10.29	$0.17	$0.24	$0.41	$(0.22)	$(0.18)	$0.00	$(0.40)
03/31/2014	10.65	0.17	(0.31)	(0.14)	(0.17)	(0.05)	0.00	(0.22)
03/31/2013	10.70	0.22	0.42	0.64	(0.24)	(0.45)	0.00	(0.69)
03/31/2012	10.37	0.24	0.34	0.58	(0.25)	0.00	0.00	(0.25)
03/31/2011	10.59	0.21	0.43	0.64	(0.22)	(0.63)	(0.01)	(0.86)

PIMCO Total Return Fund III
Institutional Class
03/31/2015	$9.46	$0.19	$0.34	$0.53	$(0.42)	$(0.09)	$0.00	$(0.51)
03/31/2014	9.88	0.17	(0.29)	(0.12)	(0.19)	(0.11)	0.00	(0.30)
03/31/2013	9.76	0.23	0.47	0.70	(0.34)	(0.24)	0.00	(0.58)
03/31/2012	9.64	0.27	0.18	0.45	(0.33)	0.00	0.00	(0.33)
03/31/2011	9.78	0.27	0.44	0.71	(0.30)	(0.55)	0.00	(0.85)
Class P
03/31/2015	9.46	0.18	0.33	0.51	(0.40)	(0.09)	0.00	(0.49)
03/31/2014	9.88	0.15	(0.28)	(0.13)	(0.18)	(0.11)	0.00	(0.29)
03/31/2013	9.76	0.22	0.47	0.69	(0.33)	(0.24)	0.00	(0.57)
03/31/2012	9.64	0.26	0.19	0.45	(0.33)	0.00	0.00	(0.33)
03/31/2011	9.78	0.27	0.43	0.70	(0.29)	(0.55)	0.00	(0.84)
Administrative Class
03/31/2015	9.46	0.17	0.33	0.50	(0.39)	(0.09)	0.00	(0.48)
03/31/2014	9.88	0.14	(0.29)	(0.15)	(0.16)	(0.11)	0.00	(0.27)
03/31/2013	9.76	0.21	0.46	0.67	(0.31)	(0.24)	0.00	(0.55)
03/31/2012	9.64	0.24	0.19	0.43	(0.31)	0.00	0.00	(0.31)
03/31/2011	9.78	0.25	0.43	0.68	(0.27)	(0.55)	0.00	(0.82)

PIMCO Total Return Fund IV
Institutional Class
03/31/2015	$10.52	$0.13	$0.36	$0.49	$(0.20)	$(0.07)	$0.00	$(0.27)
03/31/2014	10.90	0.15	(0.32)	(0.17)	(0.14)	(0.07)	0.00	(0.21)
03/31/2013	10.67	0.21	0.63	0.84	(0.31)	(0.30)	0.00	(0.61)
05/26/2011 - 03/31/2012	10.00	0.19	0.63	0.82	(0.15)	0.00	0.00	(0.15)
Class P
03/31/2015	10.52	0.08	0.40	0.48	(0.19)	(0.07)	0.00	(0.26)
03/31/2014	10.90	0.15	(0.33)	(0.18)	(0.13)	(0.07)	0.00	(0.20)
03/31/2013	10.67	0.22	0.61	0.83	(0.30)	(0.30)	0.00	(0.60)
05/26/2011 - 03/31/2012	10.00	0.23	0.59	0.82	(0.15)	0.00	0.00	(0.15)
Class A
03/31/2015	10.52	0.09	0.36	0.45	(0.16)	(0.07)	0.00	(0.23)
03/31/2014	10.90	0.11	(0.31)	(0.20)	(0.11)	(0.07)	0.00	(0.18)
03/31/2013	10.67	0.16	0.64	0.80	(0.27)	(0.30)	0.00	(0.57)
05/26/2011 - 03/31/2012	10.00	0.17	0.63	0.80	(0.13)	0.00	0.00	(0.13)
Class C
03/31/2015	10.52	0.03	0.36	0.39	(0.10)	(0.07)	0.00	(0.17)
03/31/2014	10.90	0.04	(0.32)	(0.28)	(0.03)	(0.07)	0.00	(0.10)
06/01/2012 - 03/31/2013	10.90	0.06	0.40	0.46	(0.16)	(0.30)	0.00	(0.46)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

30	PIMCO BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$10.30	4.04%	$21,822	0.75%		0.75%		0.75%		0.75%		1.60%		363%
10.29	(1.30)	53,896	0.75		0.75		0.75		0.75		1.64		353
10.65	5.97	69,577	0.75		0.75		0.75		0.75		2.00		374
10.70	5.68	84,512	0.75		0.75		0.75		0.75		2.30		647
10.37	6.13	102,227	0.75		0.75		0.75		0.75		1.91		563

$9.48	5.68%	$1,142,618	0.51%		0.51%		0.50%		0.50%		2.00%		291%
9.46	(1.29)	2,989,171	0.50		0.50		0.50		0.50		1.73		316
9.88	7.19	3,853,810	0.50		0.50		0.50		0.50		2.34		376
9.76	4.81	3,582,497	0.50		0.50		0.50		0.50		2.78		522
9.64	7.40	3,147,867	0.50		0.50		0.50		0.50		2.73		377

9.48	5.56	51,653	0.61		0.61		0.60		0.60		1.92		291
9.46	(1.39)	113,883	0.60		0.60		0.60		0.60		1.61		316
9.88	7.08	111,523	0.60		0.60		0.60		0.60		2.20		376
9.76	4.71	66,045	0.60		0.60		0.60		0.60		2.68		522
9.64	7.29	54,539	0.60		0.60		0.60		0.60		2.69		377

9.48	5.40	90,842	0.76		0.76		0.75		0.75		1.76		291
9.46	(1.54)	113,748	0.75		0.75		0.75		0.75		1.47		316
9.88	6.93	119,239	0.75		0.75		0.75		0.75		2.09		376
9.76	4.55	101,645	0.75		0.75		0.75		0.75		2.53		522
9.64	7.14	101,711	0.75		0.75		0.75		0.75		2.51		377

$10.74	4.72%	$1,657,422	0.50%		0.50%		0.50%		0.50%		1.20%		245%
10.52	(1.49)	1,288,744	0.50		0.50		0.50		0.50		1.40		422
10.90	8.03	864,590	0.50		0.50		0.50		0.50		1.95		540
10.67	8.27	698,774	0.50	*	0.51	*	0.50	*	0.51	*	2.16	*	771

10.74	4.61	4,537	0.60		0.60		0.60		0.60		0.75		245
10.52	(1.59)	227	0.60		0.60		0.60		0.60		1.37		422
10.90	7.93	394	0.60		0.60		0.60		0.60		1.95		540
10.67	8.18	4,969	0.60	*	0.61	*	0.60	*	0.61	*	2.54	*	771

10.74	4.35	17,232	0.85		0.85		0.85		0.85		0.86		245
10.52	(1.83)	22,889	0.85		0.85		0.85		0.85		1.07		422
10.90	7.66	21,829	0.85		0.85		0.85		0.85		1.50		540
10.67	7.98	2,184	0.85	*	0.86	*	0.85	*	0.86	*	1.94	*	771

10.74	3.73	2,949	1.49		1.60		1.49		1.60		0.24		245
10.52	(2.54)	5,520	1.60		1.60		1.60		1.60		0.33		422
10.90	4.33	4,095	1.60	*	1.60	*	1.60	*	1.60	*	0.69	*	540

ANNUAL REPORT	MARCH 31, 2015	31

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Investment Grade Corporate Bond Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Assets:
Investments, at value
Investments in securities*	$449,927	$1,231,715	$7,050,530	$5,056,863	$908,600
Investments in Affiliates	13,426	380,489	197,157	128,051	38,239
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	3,075	385	0
Over the counter	438	201	106,900	11,040	2,976
Cash	0	1	885	91,771	10
Deposits with counterparty	776	0	16,826	10,950	3,798
Foreign currency, at value	7	0	5,843	147	0
Receivable for investments sold♦	738	458,562	159,150	60,881	145,526
Receivable for investments sold on a delayed-delivery basis	0	0	0	330	83,387
Receivable for Fund shares sold	678	390	21,916	5,704	1,736
Interest and dividends receivable	337	1,528	65,437	43,725	4,984
Dividends receivable from Affiliates	3	120	58	68	19
Other assets	0	0	0	10	74
	466,330	2,073,006	7,627,777	5,409,925	1,189,349

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$11,983	$0	$74,772	$769,462	$0
Payable for sale-buyback transactions	25,755	0	422,673	170,245	469,277
Payable for short sales	0	142,390	0	20,173	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	79	0	2,350	885	429
Over the counter	853	3,725	69,492	9,490	3,467
Payable for investments purchased♦	0	1,065,689	176,830	8,513	0
Payable for investments in Affiliates purchased	3	120	58	68	19
Deposits from counterparty	530	4,562	61,682	18,164	6,050
Payable for Fund shares redeemed	6,212	918	11,660	5,203	19,124
Dividends payable	28	34	1,991	201	104
Accrued investment advisory fees	85	176	1,362	939	207
Accrued supervisory and administrative fees	87	240	1,660	942	256
Accrued distribution fees	0	90	492	2	33
Accrued servicing fees	0	78	319	0	48
Reimbursement to PIMCO	0	0	0	0	0
Other liabilities	1	1	47	6	3
	45,616	1,218,023	825,388	1,004,293	499,017

Net Assets	$420,714	$854,983	$6,802,389	$4,405,632	$690,332

Net Assets Consist of:
Paid in capital	$357,380	$887,368	$6,443,544	$3,768,576	$543,675
Undistributed (overdistributed) net investment income	1,808	229	81,843	30,058	12,779
Accumulated undistributed net realized gain (loss)	(20,501)	(33,896)	53,924	32,409	53,808
Net unrealized appreciation	82,027	1,282	223,078	574,589	80,070
	$420,714	$854,983	$6,802,389	$4,405,632	$690,332

Cost of Investments in securities	$367,451	$1,226,098	$6,863,918	$4,481,810	$825,080
Cost of Investments in Affiliates	$13,425	$382,572	$197,136	$128,040	$38,237
Cost of Foreign Currency Held	$7	$0	$5,893	$148	$0
Proceeds Received on Short Sales	$0	$141,077	$0	$20,061	$0
Cost or Premiums of Financial Derivative Instruments, net	$(575)	$(2,586)	$(3,595)	$(4,916)	$(1,007)

* Includes repurchase agreements of:	$704	$40,625	$4,547	$1,141	$1,942

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV

$1,962,517	$284,709	$1,317,932	$1,578,160	$1,737,569	$1,850,624
10,330	57,612	142,836	2,627	1,152	46,432

1,334	0	669	353	705	812
89,514	0	8,201	1,166	90,240	37,007
3,622	1	0	1	678	168
7,831	0	1,481	8,018	4,476	6,035
3,439	0	415	0	3,554	3,115
184,971	158,574	593,344	311,075	269,265	204,016
0	0	0	0	0	0
401	73	1,451	411	394	5,062
11,503	500	4,060	8,513	10,811	10,643
1	16	41	0	0	17
2	0	3	13	18	0
2,275,465	501,485	2,070,433	1,910,337	2,118,862	2,163,931

$3,788	$0	$0	$13,556	$10,031	$0
132,924	0	61,251	197,348	242,805	0
0	48,487	284,731	10,268	0	0

792	0	385	701	850	621
42,233	822	17,207	793	27,866	10,146
307,573	249,266	357,535	599,676	480,788	442,565
1	16	41	0	0	17
70,512	117	7,335	4,407	67,315	26,111
1,561	342	2,278	1,612	3,375	1,636
157	12	144	92	153	0
350	42	388	229	266	342
295	52	293	230	270	344
0	18	13	5	19	2
0	8	6	0	0	4
0	0	15	0	0	0
4	0	9	4	11	3
560,190	299,182	731,631	828,921	833,749	481,791

$1,715,275	$202,303	$1,338,802	$1,081,416	$1,285,113	$1,682,140

$1,690,264	$210,159	$1,316,308	$1,014,721	$1,244,575	$1,653,139
(36,553)	80	8,098	1,276	(42,383)	(10,901)
18,311	(12,595)	(17,728)	32,246	14,171	19,598
43,253	4,659	32,124	33,173	68,750	20,304
$1,715,275	$202,303	$1,338,802	$1,081,416	$1,285,113	$1,682,140

$1,937,498	$279,759	$1,289,765	$1,521,840	$1,716,218	$1,837,599
$10,330	$57,614	$142,816	$2,627	$1,152	$46,428
$3,467	$0	$417	$0	$3,566	$3,132
$0	$48,264	$282,704	$10,198	$0	$0
$(1,491)	$(756)	$(10,142)	$(2,275)	$(2,674)	$56

$0	$504	$373	$5,087	$9,787	$6,495

ANNUAL REPORT	MARCH 31, 2015	33

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Investment Grade Corporate Bond Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Net Assets:
Institutional Class	$394,852	$314,908	$4,015,131	$4,376,514	$318,988
Class P	25,862	59,958	491,896	19,954	81,521
Administrative Class	NA	NA	174,403	NA	54,522
Class D	NA	104,653	561,326	9,164	1,286
Class A	NA	265,934	995,694	NA	198,176
Class C	NA	109,530	563,939	NA	35,839

Shares Issued and Outstanding:
Institutional Class	43,791	27,603	372,552	355,953	27,771
Class P	2,868	5,255	45,642	1,623	7,097
Administrative Class	NA	NA	16,182	NA	4,747
Class D	NA	9,173	52,084	745	112
Class A	NA	23,309	92,388	NA	17,253
Class C	NA	9,600	52,326	NA	3,120

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.02	$11.41	$10.78	$12.30	$11.49
Class P	9.02	11.41	10.78	12.30	11.49
Administrative Class	NA	NA	10.78	NA	11.49
Class D	NA	11.41	10.78	12.30	11.49
Class A	NA	11.41	10.78	NA	11.49
Class C	NA	11.41	10.78	NA	11.49

^	With Respect to the A and C Classes the redemption price varies by the length of time the shares are held
♦	All or a portion of the balance may represent to-be-announced (TBA) securities. See Note 4 in the Notes to Financial Statements.

34	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV

$1,709,990	$103,968	$1,183,060	$1,048,223	$1,142,618	$1,657,422
5,285	8,150	90,964	11,371	51,653	4,537
NA	13,760	NA	21,822	90,842	NA
NA	37,068	35,899	NA	NA	NA
NA	28,247	19,566	NA	NA	17,232
NA	11,110	9,313	NA	NA	2,949

162,456	9,835	106,080	101,809	120,556	154,282
502	771	8,157	1,104	5,450	422
NA	1,302	NA	2,119	9,585	NA
NA	3,507	3,219	NA	NA	NA
NA	2,672	1,754	NA	NA	1,604
NA	1,051	835	NA	NA	275

$10.53	$10.57	$11.15	$10.30	$9.48	$10.74
10.53	10.57	11.15	10.30	9.48	10.74
NA	10.57	NA	10.30	9.48	NA
NA	10.57	11.15	NA	NA	NA
NA	10.57	11.15	NA	NA	10.74
NA	10.57	11.15	NA	NA	10.74

ANNUAL REPORT	MARCH 31, 2015	35

Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO GNMA Fund	PIMCO Investment Grade Corporate Bond Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Investment Income:
Interest, net of foreign taxes*	$11,544	$17,446	$237,758	$222,968	$71,566
Dividends	0	0	4,383	1,259	0
Dividends from Investments in Affiliates	117	3,293	1,652	2,366	1,158
Total Income	11,661	20,739	243,793	226,593	72,724

Expenses:
Investment advisory fees	880	2,271	14,721	12,283	4,995
Supervisory and administrative fees	903	3,133	18,117	12,301	5,837
Distribution and/or servicing fees - Administrative Class	0	0	368	0	137
Distribution and/or servicing fees - Class D	0	283	1,142	4	0
Distribution fees - Class B	0	9 ^	0	0	3	^
Distribution fees - Class C	0	908	4,236	0	204
Servicing fees - Class A	0	740	2,518	0	461
Servicing fees - Class B	0	3 ^	0	0	1	^
Servicing fees - Class C	0	303	1,412	0	68
Dividends on short sales	0	43	0	0	0
Trustee fees	1	3	19	15	8
Interest expense	49	4	625	1,097	413
Miscellaneous expense	0	0	9	1	0
Total Expenses	1,833	7,700	43,167	25,701	12,127
Waiver and/or Reimbursement by PIMCO	0	0	0	0	0
Net Expenses	1,833	7,700	43,167	25,701	12,127

Net Investment Income	9,828	13,039	200,626	200,892	60,597

Net Realized Gain (Loss):
Investments in securities	20,461	19,521	98,163	137,996	264,275
Investments in Affiliates	(92)	(25)	(1,311)	(1,644)	(769)
Exchange-traded or centrally cleared financial derivative instruments	183	(403)	46,893	9,100	167
Over the counter financial derivative instruments	1,416	(948)	151,872	24,490	1,240
Foreign currency	(5)	0	511	129	0
Net Realized Gain	21,963	18,145	296,128	170,071	264,913

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	80,293	12,176	(35,291)	329,104	94,588
Investments in Affiliates	2	(2,093)	21	(3)	1
Exchange-traded or centrally cleared financial derivative instruments	(560)	0	(2,302)	(8,661)	(3,822)
Over the counter financial derivative instruments	20	(1,070)	16,605	3,453	322
Foreign currency assets and liabilities	(1)	0	(1,193)	(71)	0
Net Change in Unrealized Appreciation (Depreciation)	79,754	9,013	(22,160)	323,822	91,089
Net Gain	101,717	27,158	273,968	493,893	356,002

Net Increase in Net Assets Resulting from Operations	$111,545	$40,197	$474,594	$694,785	$416,599

* Foreign tax withholdings	$0	$0	$30	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

36	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund III	PIMCO Total Return Fund IV

$49,469	$5,026	$47,989	$44,549	$57,738	$22,308
564	0	0	636	1,224	0
1,559	337	906	1,196	1,290	3,432
51,592	5,363	48,895	46,381	60,252	25,740

5,588	555	4,545	4,919	6,013	3,789
4,704	705	3,392	4,930	6,106	3,814
0	53	0	116	270	0
0	121	91	0	0	0
0	1 ^	0	0	0	0
0	93	51	0	0	31
0	83	43	0	0	50
0	0 ^	0	0	0	0
0	31	17	0	0	10
0	15	40	0	0	0
7	1	4	6	6	5
51	1	159	59	183	9
2	0	23	2	2	1
10,352	1,659	8,365	10,032	12,580	7,709
0	0	(1)	0	0	(5)
10,352	1,659	8,364	10,032	12,580	7,704

41,240	3,704	40,531	36,349	47,672	18,036

(25,822)	5,571	3,383	43,880	(19,675)	(11,155)
(553)	(224)	(544)	(341)	(103)	(2,445)
26,764	(84)	(4,453)	27,112	15,073	31,274
48,276	(84)	10,161	5,687	51,581	23,979
391	0	(152)	0	(1,270)	152
49,056	5,179	8,395	76,338	45,606	41,805

(26,298)	2,849	1,787	7,505	(8,925)	5,454
61	(2)	20	0	(19)	(17)
(33,008)	0	5,894	(36,766)	(17,700)	(20,859)
48,152	(150)	(290)	(675)	60,183	26,370
(296)	0	28	0	(289)	(123)
(11,389)	2,697	7,439	(29,936)	33,250	10,825
37,667	7,876	15,834	46,402	78,856	52,630

$78,907	$11,580	$56,365	$82,751	$126,528	$70,666

$0	$0	$0	$0	$7	$1

ANNUAL REPORT	MARCH 31, 2015	37

Statements of Changes in Net Assets

	PIMCO Extended Duration Fund		PIMCO GNMA Fund		PIMCO Investment Grade Corporate Bond Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$9,828	$7,924	$13,039	$14,741	$200,626	$252,096	$200,892	$225,263
Net realized gain (loss)	21,963	(30,590)	18,145	(15,562)	296,128	(23,873)	170,071	(70,071)
Net change in unrealized appreciation (depreciation)	79,754	2,984	9,013	(24,247)	(22,160)	(425,844)	323,822	(347,202)
Net increase (decrease) in net assets resulting from operations	111,545	(19,682)	40,197	(25,068)	474,594	(197,621)	694,785	(192,010)

Distributions to Shareholders:
From net investment income
Institutional Class	(8,519)	(4,824)	(6,710)	(11,070)	(129,712)	(116,434)	(191,825)	(215,851)
Class P	(583)	(346)	(1,383)	(2,450)	(13,301)	(10,612)	(606)	(694)
Administrative Class	0	0	0	0	(5,315)	(4,630)	0	0
Class D	0	0	(1,993)	(4,229)	(15,804)	(15,570)	(48)	0
Class A	0	0	(5,235)	(11,662)	(34,896)	(33,160)	0	0
Class B	0	0	(12)^	(102)	0	0	0	0
Class C	0	0	(1,231)	(3,684)	(15,344)	(12,710)	0	0
From net realized capital gains
Institutional Class	0	(8,568)	0	(412)	(58,005)	(84,558)	0	(51,369)
Class P	0	(528)	0	(95)	(5,971)	(8,960)	0	(195)
Administrative Class	0	0	0	0	(2,224)	(4,362)	0	0
Class D	0	0	0	(176)	(6,734)	(15,114)	0	0
Class A	0	0	0	(498)	(14,276)	(35,547)	0	0
Class B	0	0	0	(5)	0	0	0	0
Class C	0	0	0	(213)	(8,273)	(19,675)	0	0
Tax basis return of capital
Institutional Class	0	(2,416)	0	(144)	0	(36,088)	0	0
Class P	0	(182)	0	(33)	0	(3,417)	0	0
Administrative Class	0	0	0	0	0	(1,578)	0	0
Class D	0	0	0	(63)	0	(5,647)	0	0
Class A	0	0	0	(173)	0	(12,092)	0	0
Class B	0	0	0	(2)	0	0	0	0
Class C	0	0	0	(76)	0	(6,816)	0	0

Total Distributions	(9,102)	(16,864)	(16,564)	(35,087)	(309,855)	(426,970)	(192,479)	(268,109)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	41,146	46,033	(121,239)	(670,734)	1,296,701	(4,957,315)	(813,229)	(1,513,689)

Total Increase (Decrease) in Net Assets	143,589	9,487	(97,606)	(730,889)	1,461,440	(5,581,906)	(310,923)	(1,973,808)

Net Assets:
Beginning of year	277,125	267,638	952,589	1,683,478	5,340,949	10,922,855	4,716,555	6,690,363
End of year*	$420,714	$277,125	$854,983	$952,589	$6,802,389	$5,340,949	$4,405,632	$4,716,555

* Including undistributed (overdistributed) net investment income of:	$1,808	$(97)	$229	$(142)	$81,843	$(26,620)	$30,058	$6,632

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.

38	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund		PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities Fund		PIMCO Total Return Fund II

Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

$60,597	$38,671	$41,240	$40,029	$3,704	$4,010	$40,531	$27,132	$36,349	$53,849
264,913	(176,254)	49,056	(7,074)	5,179	(9,007)	8,395	(7,885)	76,338	(5,535)
91,089	(3,374)	(11,389)	(30,718)	2,697	1,490	7,439	15,899	(29,936)	(82,345)
416,599	(140,957)	78,907	2,237	11,580	(3,507)	56,365	35,146	82,751	(34,031)

(46,552)	(29,148)	(69,814)	(47,937)	(2,515)	(3,960)	(42,102)	(28,678)	(42,304)	(53,034)
(1,829)	(1,354)	(249)	(409)	(206)	(390)	(1,856)	(297)	(254)	(257)
(1,253)	(1,506)	0	0	(489)	(802)	0	0	(976)	(983)
(3)	0	0	0	(1,054)	(1,277)	(1,147)	(1,293)	0	0
(4,004)	(4,585)	0	0	(720)	(1,042)	(555)	(394)	0	0
(6)^	(21)	0	0	(2)^	(6)	0	0	0	0
(380)	(718)	0	0	(176)	(212)	(166)	(100)	0	0

0	(9,614)	(25,012)	(20,506)	0	(598)	0	(1,231)	(24,840)	(13,216)
0	(1,162)	(78)	(115)	0	(64)	0	(7)	(188)	(65)
0	(983)	0	0	0	(158)	0	0	(766)	(271)
0	0	0	0	0	(245)	0	(52)	0	0
0	(3,029)	0	0	0	(201)	0	(17)	0	0
0	(13)	0	0	0	(2)	0	0	0	0
0	(546)	0	0	0	(68)	0	(5)	0	0

0	0	0	0	(91)	(249)	0	0	0	0
0	0	0	0	(8)	(26)	0	0	0	0
0	0	0	0	(19)	(55)	0	0	0	0
0	0	0	0	(45)	(95)	0	0	0	0
0	0	0	0	(31)	(78)	0	0	0	0
0	0	0	0	(0)^	(1)	0	0	0	0
0	0	0	0	(11)	(25)	0	0	0	0

(54,027)	(52,679)	(95,153)	(68,967)	(5,367)	(9,554)	(45,826)	(32,074)	(69,328)	(67,826)

(523,067)	(887,785)	(715,267)	(184,376)	(67,342)	(241,767)	154,290	783,006	(1,589,096)	(353,882)

(160,495)	(1,081,421)	(731,513)	(251,106)	(61,129)	(254,828)	164,829	786,078	(1,575,673)	(455,739)

850,827	1,932,248	2,446,788	2,697,894	263,432	518,260	1,173,973	387,895	2,657,089	3,112,828
$690,332	$850,827	$1,715,275	$2,446,788	$202,303	$263,432	$1,338,802	$1,173,973	$1,081,416	$2,657,089

$12,779	$5,329	$(36,553)	$(12,437)	$80	$(23)	$8,098	$(3,125)	$1,276	$7,979

ANNUAL REPORT	MARCH 31, 2015	39

Statements of Changes in Net Assets (Cont.)

	PIMCO Total Return Fund III		PIMCO Total Return Fund IV

	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

(Amounts in thousands†)

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$47,672	$62,888	$18,036	$15,140
Net realized gain (loss)	45,606	7,007	41,805	(10,288)
Net change in unrealized appreciation (depreciation)	33,250	(126,601)	10,825	(16,148)
Net increase (decrease) in net assets resulting from operations	126,528	(56,706)	70,666	(11,296)

Distributions to Shareholders:
From net investment income
Institutional Class	(75,856)	(67,484)	(28,284)	(14,088)
Class P	(3,330)	(2,090)	(10)	(3)
Administrative Class	(4,483)	(1,978)	0	0
Class A	0	0	(282)	(224)
Class C	0	0	(29)	(15)
From net realized capital gains
Institutional Class	(13,759)	(35,727)	(10,489)	(8,065)
Class P	(671)	(1,262)	(1)	(1)
Administrative Class	(1,028)	(1,266)	0	0
Class A	0	0	(116)	(155)
Class C	0	0	(21)	(38)
Tax basis return of capital
Institutional Class	0	0	0	0
Class P	0	0	0	0
Administrative Class	0	0	0	0
Class A	0	0	0	0
Class C	0	0	0	0

Total Distributions	(99,127)	(109,807)	(39,232)	(22,589)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(1,959,090)	(701,257)	333,326	460,357

Total Increase (Decrease) in Net Assets	(1,931,689)	(867,770)	364,760	426,472

Net Assets:
Beginning of year	3,216,802	4,084,572	1,317,380	890,908
End of year*	$1,285,113	$3,216,802	$1,682,140	$1,317,380

* Including (overdistributed) net investment income of:	$(42,383)	$(4,770)	$(10,901)	$(4,558)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

40	PIMCO BOND FUNDS	See Accompanying Notes

Statement of Cash Flows

Year Ended March 31, 2015
(Amounts in thousands)	PIMCO Long Duration Total Return Fund

Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$694,785

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(3,983,028)
Proceeds from sales of long-term securities	4,306,974
Proceeds from sales of short-term portfolio investments, net	112,572
(Increase) in deposits with counterparty	(10,808)
(Increase) in receivable for investments sold	(24,045)
Decrease in interest and dividends receivable	3,478
Decrease in exchange-traded or centrally cleared derivatives	1,158
Decrease in over the counter derivatives	28,475
(Decrease) in payable for investments purchased	(42,542)
Increase in deposits from counterparty	1,333
Increase in accrued investment advisory fees	19
Increase in accrued supervisory and administrative fees	21
Increase in accrued distribution fees	2
Proceeds from short sales transactions, net	302
Proceeds from currency transactions	58
Increase in other liabilities	6
Net Realized (Gain) Loss
Investments in securities	(137,996)
Investments in Affiliates	1,644
Exchange-traded or centrally cleared financial derivative instruments	(9,100)
Over the counter financial derivative instruments	(24,490)
Foreign currency	(129)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(329,104)
Investments in Affiliates	3
Exchange-traded or centrally cleared financial derivative instruments	8,661
Over the counter financial derivative instruments	(3,453)
Foreign currency assets and liabilities	71
Net amortization (accretion) on investments	(18,207)
Net cash provided by operating activities	576,660

Cash flows used for financing activities:
Proceeds from shares sold	1,829,474
Payments on shares redeemed	(2,833,748)
(Decrease) in overdraft due to custodian	(3)
Cash dividend paid*	(5,762)
Proceeds from reverse repurchase agreements	5,378,008
Payments on reverse repurchase agreements	(4,873,402)
Proceeds from sale-buyback transactions	6,516,764
Payments on sale-buyback transactions	(6,507,912)
Proceeds from deposits from counterparty	123,392
Payments on deposits from counterparty	(112,033)
Net cash (used for) financing activities	(485,222)

Net Increase in Cash and Foreign Currency	91,438

Cash and Foreign Currency:
Beginning of year	480
End of year	$91,918

* Reinvestment of distributions	$187,109

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$1,012

ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO Extended Duration Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.9%

CORPORATE BONDS & NOTES 0.0%

INDUSTRIALS 0.0%
Georgia-Pacific LLC
7.750% due 11/15/2029	$30	$43

Total Corporate Bonds & Notes (Cost $29)		43

MUNICIPAL BONDS & NOTES 0.0%

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	100	83

WEST VIRGINIA 0.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	95	83

Total Municipal Bonds & Notes (Cost $189)		166

U.S. GOVERNMENT AGENCIES 7.2%
Fannie Mae
3.765% due 12/01/2025	2,000	2,222
4.000% due 02/25/2019	34	35
5.000% due 08/25/2033	54	61
5.500% due 04/25/2033 - 08/25/2035	88	99
6.000% due 12/25/2034	186	241
Fannie Mae Strips
0.000% due 11/15/2030	400	246
Financing Corp.
0.000% due 09/26/2019	200	187
Freddie Mac
5.500% due 02/15/2024	55	64
6.000% due 06/15/2035	299	374
Freddie Mac Strips
0.000% due 03/15/2028 - 07/15/2032	21,309	13,577
Ginnie Mae
5.500% due 10/20/2037	150	189
Israel Government AID Bond
0.000% due 02/15/2023 - 05/15/2023	5,100	4,239
5.500% due 09/18/2023 - 12/04/2023	1,000	1,249
NCUA Guaranteed Notes
0.545% due 11/06/2017	649	651

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residual Funding Corp. Strips
0.000% due 04/15/2030	$4,100	$2,687
Resolution Funding Corp. Strips
0.000% due 04/15/2028 - 04/15/2029	3,191	2,190
Small Business Administration
5.290% due 12/01/2027	228	254
Tennessee Valley Authority
4.625% due 09/15/2060	1,300	1,531

Total U.S. Government Agencies (Cost $26,793)		30,096

U.S. TREASURY OBLIGATIONS 99.1%
U.S. Treasury Bonds
2.750% due 08/15/2042 (c)	3,700	3,850
2.750% due 11/15/2042 (e)	300	312
3.000% due 05/15/2042 (c)	2,100	2,292
3.125% due 02/15/2042 (c)	3,100	3,464
3.375% due 05/15/2044 (c)	7,860	9,215
3.500% due 02/15/2039 (c)	800	948
4.250% due 05/15/2039 (e)(g)	600	793
4.375% due 11/15/2039 (c)	2,500	3,371
4.500% due 08/15/2039 (c)	4,800	6,574
4.625% due 02/15/2040 (c)	5,300	7,405
U.S. Treasury Inflation Protected Securities (a)
0.750% due 02/15/2045	3,573	3,648
1.375% due 02/15/2044 (c)	3,813	4,497
2.000% due 01/15/2026	236	280
3.625% due 04/15/2028 (c)	434	613
U.S. Treasury Strips
0.000% due 05/15/2033	14,200	9,035
0.000% due 05/15/2036	25,000	14,654
0.000% due 11/15/2039	34,000	18,091
0.000% due 02/15/2040	13,000	6,859
0.000% due 05/15/2040	11,000	5,760
0.000% due 08/15/2040	49,200	25,585
0.000% due 02/15/2041	10,000	5,074
0.000% due 02/15/2042	150,500	74,977
0.000% due 08/15/2042	105,200	51,414
0.000% due 11/15/2042	164,400	79,809
0.000% due 11/15/2043	56,500	26,807
0.000% due 05/15/2044	110,300	51,685

Total U.S. Treasury Obligations (Cost $338,036)		417,012

MORTGAGE-BACKED SECURITIES 0.4%
Countrywide Home Loan Mortgage Pass-Through Trust
2.550% due 09/25/2047 ^	503	452

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
2.244% due 07/25/2033	$1	$1
JPMorgan Mortgage Trust
2.556% due 07/25/2035	210	214
WaMu Mortgage Pass-Through Certificates Trust
0.858% due 01/25/2047	4	4
2.186% due 10/25/2046	10	10
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	1,100	1,219

Total Mortgage-Backed Securities (Cost $1,694)		1,900

ASSET-BACKED SECURITIES 0.0%
Bear Stearns Asset-Backed Securities Trust
2.783% due 07/25/2036	6	6

Total Asset-Backed Securities (Cost $6)		6

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		704

Total Short-Term Instruments (Cost $704)		704

Total Investments in Securities (Cost $367,451)		449,927

	SHARES
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%
PIMCO Short-Term Floating NAV Portfolio	1,196	12
PIMCO Short-Term Floating NAV Portfolio III	1,352,673	13,414

Total Short-Term Instruments (Cost $13,425)		13,426

Total Investments in Affiliates (Cost $13,425)		13,426

Total Investments 110.1% (Cost $380,876)		$463,353

Financial Derivative Instruments (d)(f) (0.1%) (Cost or Premiums, net $(575))		(494)

Other Assets and Liabilities, net (10.0%)		(42,145)

Net Assets 100.0%		$420,714

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$704	Fannie Mae 2.200% due 10/17/2022	$(719)	$704	$704

Total Repurchase Agreements						$(719)	$704	$704

(1)	Includes accrued interest.

42	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.210%	02/26/2015	04/16/2015	$(2,572)	$(2,573)
RYL	0.210%	03/03/2015	04/09/2015	(9,409)	(9,410)

Total Reverse Repurchase Agreements					$(11,983)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.170%	02/20/2015	04/07/2015	$(731)	$(732)
	0.260%	03/13/2015	04/13/2015	(7,376)	(7,385)
	0.400%	03/25/2015	04/08/2015	(212)	(212)
GSC	0.420%	03/26/2015	04/09/2015	(7,491)	(7,497)
	0.540%	03/27/2015	04/02/2015	(414)	(414)
MSC	0.360%	03/23/2015	04/07/2015	(1,369)	(1,369)
TDM	0.210%	02/20/2015	04/07/2015	(3,382)	(3,381)
	0.230%	03/11/2015	04/13/2015	(4,759)	(4,765)

Total Sale-Buyback Transactions					$(25,755)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $29,166 at a weighted average interest rate of 0.162%
(3)	Payable for sale-buyback transactions includes $16 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(c)	Securities with an aggregate market value of $38,135 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(2,573)	$0	$0	$(2,573)	$2,577	$4
RYL	0	(9,410)	0	0	(9,410)	9,299	(111)
SSB	704	0	0	0	704	(719)	(15)

Master Securities Forward Transaction Agreement
BCY	0	0	(8,328)	0	(8,328)	8,201	(127)
GSC	0	0	(7,912)	0	(7,912)	7,821	(91)
MSC	0	0	(1,369)	0	(1,369)	1,353	(16)
TDM	0	0	(8,146)	0	(8,146)	8,089	(57)

Total Borrowings and Other Financing Transactions	$704	$(11,983)	$(25,755)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Short	06/2015	95	$(99)	$0	$(30)

Total Futures Contracts				$(99)	$0	$(30)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	12/04/2019	$3,400	$(77)	$(71)	$0	$(6)
Receive	3-Month USD-LIBOR	1.750%	01/07/2020	7,000	(107)	(87)	0	(12)
Receive	3-Month USD-LIBOR	2.300%	02/20/2025	15,500	(425)	(351)	0	(31)

					$(609)	$(509)	$0	$(49)

Total Swap Agreements					$(609)	$(509)	$0	$(49)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(e)	Securities with an aggregate market value of $415 and cash of $776 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(30)	$(49)	$(79)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015	$		2,677		CAD	3,330	$0	$(48)

CBK	04/2015		JPY	290,800	$		2,396	0	(28)
	04/2015	$		2,880		CAD	3,604	0	(34)
	05/2015		EUR	1,450	$		1,651	91	0

GLM	05/2015			2,121			2,279	0	(3)

JPM	04/2015		CAD	1,335			1,061	7	0
	04/2015		JPY	183,400			1,532	3	0

RBC	04/2015		CAD	5,591			4,484	70	0

SCX	04/2015	$		3,984		JPY	474,200	0	(30)
	05/2015		JPY	474,200	$		3,985	29	0

Total Forward Foreign Currency Contracts								$200	$(143)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	1,600	$141	$66

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		2,600	218	106

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		1,600	141	66

								$500	$238

Total Purchased Options								$500	$238

44	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$3,400	$(30)	$(2)

						$(30)	$(2)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	3,600	$(149)	$(66)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		5,600	(225)	(103)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015		1,100	(6)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		1,100	(7)	(2)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		3,600	(149)	(66)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		35,900	(263)	(264)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		35,900	(246)	(197)

								$(1,045)	$(708)

Total Written Options								$(1,075)	$(710)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$20,000	$(191)
Sales	416	156,200	(1,473)
Closing Buys	0	0	0
Expirations	(208)	(43,000)	340
Exercised	(208)	(43,000)	249

Balance at End of Period	0	$90,200	$(1,075)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $303 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$0	$66	$0	$66	$(48)	$(66)	$0	$(114)	$(48)	$0	$(48)
CBK	91	0	0	91	(62)	(2)	0	(64)	27	(10)	17
DUB	0	106	0	106	0	(103)	0	(103)	3	0	3
GLM	0	0	0	0	(3)	(12)	0	(15)	(15)	0	(15)
JPM	10	66	0	76	0	(66)	0	(66)	10	0	10
MYC	0	0	0	0	0	(461)	0	(461)	(461)	303	(158)
RBC	70	0	0	70	0	0	0	0	70	0	70
SCX	29	0	0	29	(30)	0	0	(30)	(1)	0	(1)

Total Over the Counter	$200	$238	$0	$438	$(143)	$(710)	$0	$(853)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$200	$0	$200
Purchased Options	0	0	0	0	238	238

	$0	$0	$0	$200	$238	$438

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$30	$30
Swap Agreements	0	0	0	0	49	49

	$0	$0	$0	$0	$79	$79

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$143	$0	$143
Written Options	0	0	0	0	710	710

	$0	$0	$0	$143	$710	$853

	$0	$0	$0	$143	$789	$932

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$90	$90
Futures	0	0	0	0	201	201
Swap Agreements	0	0	0	0	(108)	(108)

	$0	$0	$0	$0	$183	$183

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,165	$0	$1,165
Written Options	0	0	0	0	251	251

	$0	$0	$0	$1,165	$251	$1,416

	$0	$0	$0	$1,165	$434	$1,599

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(125)	$(125)
Swap Agreements	0	0	0	0	(435)	(435)

	$0	$0	$0	$0	$(560)	$(560)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13	$0	$13
Purchased Options	0	0	0	0	(263)	(263)
Written Options	0	0	0	0	270	270

	$0	$0	$0	$13	$7	$20

	$0	$0	$0	$13	$(553)	$(540)

46	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Industrials	$0	$43	$0	$43
Municipal Bonds & Notes
Ohio	0	83	0	83
West Virginia	0	83	0	83
U.S. Government Agencies	0	30,096	0	30,096
U.S. Treasury Obligations	0	417,012	0	417,012
Mortgage-Backed Securities	0	1,900	0	1,900
Asset-Backed Securities	0	6	0	6
Short-Term Instruments
Repurchase Agreements	0	704	0	704
	$0	$449,927	$0	$449,927

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$13,426	$0	$0	$13,426

Total Investments	$13,426	$449,927	$0	$463,353

Financial Derivative Instruments - Assets
Over the counter	$0	$438	$0	$438

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(30)	(49)	0	(79)
Over the counter	0	(853)	0	(853)
	$(30)	$(902)	$0	$(932)

Totals	$13,396	$449,463	$0	$462,859

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO GNMA Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.1%

U.S. GOVERNMENT AGENCIES 122.0%
Fannie Mae
2.000% due 07/01/2028 - 09/01/2028	$3,428	$3,438
2.356% due 01/25/2022 (a)	6,199	670
2.500% due 04/01/2030	5,000	5,134
3.000% due 05/01/2030 - 03/01/2045	11,422	11,898
3.000% due 09/25/2039 - 04/25/2043 (a)	15,281	1,910
3.500% due 04/01/2045	7,650	8,038
3.522% due 10/25/2042	721	635
3.765% due 12/01/2025	3,000	3,334
3.992% due 03/01/2018	2	2
4.000% due 07/01/2019 - 05/01/2045	8,228	8,756
4.314% due 01/25/2017 (a)	9,997	157
4.500% due 06/01/2018 - 05/01/2045	2,323	2,496
4.500% due 06/25/2024 (a)	1,068	67
5.000% due 04/01/2045 - 05/01/2045	9,000	10,002
5.500% due 02/01/2027 - 11/01/2039	758	861
5.976% due 08/25/2042 (a)	2,397	499
6.000% due 11/01/2028 - 11/01/2040	6,161	7,102
6.026% due 11/25/2044 (a)	10,512	2,128
6.476% due 08/25/2018 (a)	33,083	5,183
Freddie Mac
0.000% due 05/15/2033 (b)	843	796
1.027% due 01/25/2020 (a)	37,365	1,533
1.048% due 11/25/2022 (a)	7,817	504
1.242% due 04/25/2021 (a)	24,169	1,526
1.250% due 10/02/2019 (g)	4,200	4,167
1.389% due 11/25/2019 (a)	13,431	700
2.129% due 05/01/2019	1	1
2.500% due 01/15/2040 (a)	5,204	555
2.700% due 05/01/2031	8	9
3.000% due 02/15/2041 - 07/01/2043	6,730	6,830
4.000% due 11/15/2042 (a)	3,333	643
5.000% due 10/01/2029	107	118
5.500% due 06/01/2035 - 03/01/2041	230	261
7.500% due 08/15/2029 (a)	8	1
11.535% due 10/15/2035	1,048	1,154
11.675% due 04/15/2044	670	716
11.808% due 05/15/2035	1,430	1,543
15.312% due 05/15/2041	10,946	12,813
Ginnie Mae
0.000% due 12/20/2032 - 01/20/2041 (b)	1,438	1,251
0.000% due 10/16/2042 - 01/16/2052 (a)	22,887	347
0.025% due 01/16/2044 (a)	11,484	24
0.348% due 11/16/2051 (a)	19,012	344
0.375% due 01/16/2031 - 02/16/2032	524	525
0.425% due 08/16/2032	160	160
0.475% due 12/16/2026 - 08/16/2031	210	211
0.625% due 11/16/2029	669	672
0.675% due 05/16/2027 - 07/16/2028	64	65
0.725% due 04/16/2032	87	88

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.852% due 02/20/2060	$19,462	$19,612
0.891% due 09/20/2063	4,385	4,431
0.927% due 11/16/2044 (a)	21,677	1,245
1.060% due 04/16/2042 (a)	29,553	1,272
1.183% due 03/20/2058	5,681	5,753
1.220% due 11/16/2043 (a)	28,214	1,666
1.272% due 01/16/2030	1,394	1,423
1.308% due 05/20/2061	3,173	3,241
1.319% due 05/20/2061	6,968	7,083
1.418% due 08/16/2052 (a)	45,098	2,812
1.471% due 09/20/2063	2,864	2,974
1.625% due 02/20/2030 - 06/20/2038	1,061	1,100
1.632% due 08/16/2040 (a)	28,374	1,419
1.894% due 04/20/2061	6,363	6,715
2.500% due 09/20/2027 (a)	8,471	761
2.500% due 06/15/2043 - 04/01/2045	2,994	2,981
3.000% due 01/20/2029 (a)	5,736	559
3.000% due 04/01/2045 - 05/01/2045	162,000	166,779
3.150% due 11/15/2042 - 01/15/2043	1,198	1,241
3.500% due 08/15/2043 - 05/01/2045	239,770	252,332
4.000% due 05/20/2016 - 05/01/2045	186,328	198,692
4.000% due 10/20/2043 (a)	2,787	172
4.050% due 04/15/2040 - 12/15/2040	4,950	5,347
4.500% due 07/15/2033 - 05/01/2045	139,068	152,118
4.875% due 08/15/2039 - 10/15/2040	1,592	1,772
5.000% due 12/20/2032 - 04/01/2045	56,315	62,538
5.250% due 08/20/2039	701	777
5.500% due 04/15/2025 - 04/01/2045	17,546	19,590
6.000% due 02/15/2029 - 11/20/2041	2,718	3,051
6.500% due 12/15/2023 - 04/20/2039	1,004	1,129
7.000% due 08/20/2031	1	1
7.500% due 12/15/2023 - 06/15/2032	232	282
8.000% due 09/15/2030	3	3
8.923% due 09/20/2044	2,090	2,165

Total U.S. Government Agencies (Cost $1,039,096)		1,042,903

U.S. TREASURY OBLIGATIONS 4.1%
U.S. Treasury Notes
1.500% due 01/31/2022	7,500	7,403
1.750% due 02/28/2022	18,000	18,053
2.000% due 02/15/2025	8,200	8,253
2.125% due 12/31/2021 (g)	1,400	1,440

Total U.S. Treasury Obligations (Cost $35,064)		35,149

MORTGAGE-BACKED SECURITIES 6.8%
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	419	446
Banc of America Funding Ltd.
0.431% due 10/03/2039	695	685
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035	3,018	3,053

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036	$3,816	$3,121
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	17	16
Credit Suisse Mortgage Capital Certificates
4.792% due 05/27/2053	1,771	1,866
Fannie Mae
3.000% due 03/25/2043	1,938	1,921
La Hipotecaria Panamanian Mortgage Trust
3.258% due 11/24/2042	4,683	4,844
LB Commercial Mortgage Trust
5.517% due 07/15/2044	340	364
Merrill Lynch Mortgage Investors Trust
2.350% due 10/25/2035	587	594
Mortgage Equity Conversion Asset Trust
0.720% due 10/25/2041	2,860	2,345
0.720% due 02/25/2042	10,913	9,167
0.740% due 05/25/2042	28,099	24,306
Structured Asset Mortgage Investments Trust
0.838% due 09/19/2032	52	50
UBS-Barclays Commercial Mortgage Trust
1.330% due 04/10/2046 (a)	28,399	2,163
WaMu Commercial Mortgage Securities Trust
5.349% due 03/23/2045	1,647	1,687
Wells Fargo Commercial Mortgage Trust
2.092% due 10/15/2045 (a)	13,080	1,325

Total Mortgage-Backed Securities (Cost $56,099)		57,953

ASSET-BACKED SECURITIES 2.1%
ALM Ltd.
1.488% due 02/13/2023	2,100	2,098
Amortizing Residential Collateral Trust
0.754% due 07/25/2032	19	18
Centex Home Equity Loan Trust
0.474% due 01/25/2032	18	17
CIT Group Home Equity Loan Trust
0.714% due 06/25/2033	24	23
Conseco Finance Securitizations Corp.
7.970% due 05/01/2032	1,121	740
Duane Street CLO Ltd.
0.487% due 11/14/2021	469	466
Home Equity Asset Trust
0.771% due 11/25/2032	3	2
Massachusetts Educational Financing Authority
1.206% due 04/25/2038	2,108	2,123
South Carolina Student Loan Corp.
1.012% due 03/02/2020	8,260	8,286
1.262% due 09/03/2024	4,300	4,345

Total Asset-Backed Securities (Cost $18,247)		18,118

SHORT-TERM INSTRUMENTS 9.1%

REPURCHASE AGREEMENTS (d) 4.8%
		40,625

SHORT-TERM NOTES 4.1%
Federal Home Loan Bank
0.045% due 04/08/2015	11,200	11,200
0.050% due 04/02/2015	8,400	8,400
0.075% due 05/22/2015	15,400	15,398

		34,998

48	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.026% due 04/16/2015 - 06/11/2015 (c)(e)(g)	$1,969	$1,969

Total Short-Term Instruments (Cost $77,592)		77,592

Total Investments in Securities (Cost $1,226,098)		1,231,715

	SHARES
INVESTMENTS IN AFFILIATES 44.5%

SHORT-TERM INSTRUMENTS 44.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 44.5%
PIMCO Short-Term Floating NAV Portfolio	11,748,115	117,399

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	26,529,225	$263,090

Total Short-Term Instruments (Cost $382,572)		380,489

Total Investments in Affiliates (Cost $382,572)		380,489

Total Investments 188.6% (Cost $1,608,670)		$1,612,204

Financial Derivative Instruments (f) (0.4%) (Cost or Premiums, net $(2,586))		(3,524)

Other Assets and Liabilities, net (88.2%)		(753,697)

Net Assets 100.0%		$854,983

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
DEU	0.200%	03/31/2015	04/01/2015	$1,500	U.S. Treasury Bonds 3.375% due 05/15/2044	$(1,534)	$1,500	$1,500
FOB	0.300%	03/31/2015	04/01/2015	300	U.S. Treasury Notes 0.875% due 02/28/2017	(307)	300	300
JPS	0.300%	03/31/2015	04/01/2015	20,100	U.S. Treasury Notes 0.375% due 04/30/2016	(20,537)	20,100	20,100
MSC	0.250%	03/31/2015	04/01/2015	9,700	U.S. Treasury Bonds 3.750% due 11/15/2043	(9,924)	9,700	9,700
SAL	0.250%	03/31/2015	04/01/2015	8,300	U.S. Treasury Notes 2.000% due 08/31/2021	(8,474)	8,300	8,300
SSB	0.000%	03/31/2015	04/01/2015	725	Freddie Mac 2.080% due 10/17/2022	(740)	725	725

Total Repurchase Agreements						$(41,516)	$40,625	$40,625

(1)	Includes accrued interest.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	2.500%	04/01/2045	$3,000	$(2,926)	$(2,967)
Fannie Mae	3.000%	04/01/2030	19,000	(19,751)	(19,915)
Fannie Mae	3.000%	04/01/2045	42,000	(42,332)	(42,948)
Fannie Mae	3.500%	04/01/2045	48,650	(50,690)	(51,115)
Fannie Mae	3.500%	05/01/2045	13,650	(14,286)	(14,307)
Fannie Mae	4.000%	04/01/2030	3,000	(3,167)	(3,168)
Freddie Mac	4.500%	04/01/2045	1,000	(1,082)	(1,089)
Ginnie Mae	4.000%	04/01/2045	5,000	(5,340)	(5,367)
Ginnie Mae	4.500%	04/01/2045	1,000	(1,093)	(1,103)
U.S. Treasury Notes	2.125%	09/30/2021	400	(410)	(411)

				$(141,077)	$(142,390)

Total Short Sales				$(141,077)	$(142,390)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO GNMA Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $3,344 at a weighted average interest rate of (0.651%).

(e)	Securities with an aggregate market value of $431 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
DEU	$1,500	$0	$0	$0	$1,500	$(1,534)	$(34)
FOB	300	0	0	0	300	(307)	(7)
JPS	20,100	0	0	0	20,100	(20,537)	(437)
MSC	9,700	0	0	0	9,700	(9,924)	(224)
SAL	8,300	0	0	0	8,300	(8,474)	(174)
SSB	725	0	0	0	725	(740)	(15)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(411)	(411)	(770)	(1,181)

Total Borrowings and Other Financing Transactions	$40,625	$0	$0	$(411)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	05/05/2015	$	38,500	$314	$22
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	06/26/2015		24,000	148	123

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	06/10/2015		42,000	31	1

FBF	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	05/05/2015		19,500	147	33

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	06/10/2015		53,000	39	1
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	05/05/2015		34,000	230	20

								$909	$200

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC Fannie Mae 3.000% due 06/01/2045	$	108.156	06/04/2015	$40,000	$2	$1
	Call - OTC Fannie Mae 3.500% due 04/01/2045		109.859	04/07/2015	30,000	1	0

						$3	$1

Total Purchased Options						$912	$201

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.905%	05/05/2015	$	9,500	$(72)	$(44)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200%	05/05/2015		34,000	(230)	(613)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200%	02/01/2016		50,000	(1,520)	(1,388)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200%	02/01/2016		50,000	(1,520)	(1,525)

								$(3,342)	$(3,570)

50	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC Fannie Mae 3.500% due 04/01/2045	$	104.680	04/07/2015	$8,000	$(17)	$(36)
	Call - OTC Fannie Mae 4.000% due 04/01/2045		106.707	04/07/2015	7,000	(13)	(19)

JPM	Put - OTC Fannie Mae 3.500% due 04/01/2045		103.516	04/07/2015	14,000	(47)	0
	Put - OTC Fannie Mae 3.500% due 04/01/2045		103.750	04/07/2015	8,000	(21)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2045		104.629	04/07/2015	12,000	(36)	(59)
	Call - OTC Fannie Mae 3.500% due 04/01/2045		104.875	04/07/2015	6,000	(12)	(19)
	Call - OTC Fannie Mae 4.000% due 04/01/2045		106.801	04/07/2015	6,000	(10)	(12)

						$(156)	$(145)

Total Written Options						$(3,498)	$(3,715)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	Notional Amount	Premiums
Balance at Beginning of Period	$67,000	$(167)
Sales	905,000	(5,225)
Closing Buys	(48,500)	337
Expirations	(514,000)	1,084
Exercised	(205,000)	473

Balance at End of Period	$204,500	$(3,498)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value (3)
								Asset	Liability
GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	$500	$ 0	$(3)	$0	$(3)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	1,671		$(7)	$0	$(7)

Total Swap Agreements								$0	$(10)	$0	$(10)

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $3,803 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (5)
BOA	$0	$145	$0	$145	$0	$0	$0	$0	$145	$0	$145
CBK	0	1	0	1	0	0	(7)	(7)	(6)	0	(6)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO GNMA Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (5)
DUB	$0	$1	$0	$1	$0	$(55)	$0	$(55)	$(54)	$0	$(54)
FBF	0	33	0	33	0	(44)	0	(44)	(11)	0	(11)
GLM	0	21	0	21	0	(613)	0	(613)	(592)	602	10
GST	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
JPM	0	0	0	0	0	(3,003)	0	(3,003)	(3,003)	3,201	198

Total Over the Counter	$0	$201	$0	$201	$0	$(3,715)	$(10)	$(3,725)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Purchased Options	$0	$0	$0	$0	$201	$201

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$3,715	$3,715
Swap Agreements	0	3	0	0	7	10

	$0	$3	$0	$0	$3,722	$3,725

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(403)	$(403)

Over the counter
Purchased Options	$0	$0	$0	$0	$(594)	$(594)
Written Options	0	0	0	0	1,350	1,350
Swap Agreements	0	(13)	0	0	(1,691)	(1,704)

	$0	$(13)	$0	$0	$(935)	$(948)

	$0	$(13)	$0	$0	$(1,338)	$(1,351)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Purchased Options	$0	$0	$0	$0	$(709)	$(709)
Written Options	0	0	0	0	(328)	(328)
Swap Agreements	0	(25)	0	0	(8)	(33)

	$0	$(25)	$0	$0	$(1,045)	$(1,070)

52	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
U.S. Government Agencies	$0	$1,042,903	$0	$1,042,903
U.S. Treasury Obligations	0	35,149	0	35,149
Mortgage-Backed Securities	0	14,741	43,212	57,953
Asset-Backed Securities	0	18,118	0	18,118
Short-Term Instruments
Repurchase Agreements	0	40,625	0	40,625
Short-Term Notes	0	34,998	0	34,998
U.S. Treasury Bills	0	1,969	0	1,969
	$0	$1,188,503	$43,212	$1,231,715

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$380,489	$0	$0	$380,489

Total Investments	$380,489	$1,188,503	$43,212	$1,612,204

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(141,979)	$0	$(141,979)
U.S. Treasury Obligations	0	(411)	0	(411)
	$0	$(142,390)	$0	$(142,390)

Financial Derivative Instruments - Assets
Over the counter	$0	$201	$0	$201

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(3,725)	$0	$(3,725)

Totals	$380,489	$1,042,589	$43,212	$1,466,290

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (1)
Investments in Securities, at Value
Mortgage-Backed Securities	$50,457	$37,039	$(48,798)	$259	$(205)	$4,460	$0	$0	$43,212	$4,206

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Mortgage-Backed Securities	$7,394	Benchmark Pricing	Base Price	98.64-105.00
	35,818	Third Party Vendor	Broker Quote	82.00-86.50

Total	$43,212

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.6%

BANK LOAN OBLIGATIONS 8.6%
AABS Ltd.
4.875% due 01/10/2038	$17,707	$18,047
AASET
TBD% due 12/15/2020	5,500	5,541
Activision Blizzard, Inc.
3.250% due 10/12/2020	3,140	3,157
Amaya Holdings BV
5.000% due 08/01/2021	9,652	9,575
8.000% due 08/01/2022	8,000	8,010
Avago Technologies Cayman Ltd.
3.750% due 05/06/2021	31,152	31,255
AWAS Aviation Capital Ltd.
4.870% due 09/29/2021 (e)	19,650	19,920
Charter Communications Operating LLC
3.000% due 07/01/2020	14,567	14,535
3.000% due 01/04/2021	6,972	6,954
Crown Castle Operating Co.
3.000% due 01/31/2021	42,483	42,440
CSC Holdings, Inc.
2.678% due 04/17/2020	16,407	16,353
Delos Finance SARL
3.500% due 03/06/2021	44,100	44,221
Delta Air Lines, Inc.
2.157% due 09/30/2019 (e)	30,538	30,313
2.256% due 05/09/2019 (e)	6,995	7,065
Dollar Tree, Inc.
4.250% due 03/09/2022	4,500	4,553
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	75,238	75,645
Gardner Denver, Inc.
4.250% due 07/30/2020	2,487	2,366
Getty Images, Inc.
4.750% due 10/18/2019	794	671
GLP Financing LP
1.755% due 10/29/2018	1,500	1,440
HCA, Inc.
2.928% due 03/31/2017	397	398
3.025% due 05/01/2018	5,510	5,520
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	17,412	17,454
International Aircraft Leasing and Trading
3.140% due 05/29/2015 (e)	12,334	12,334
Las Vegas Sands LLC
3.250% due 12/18/2020	66,641	66,645
Maxim Crane Works LP
10.250% due 11/26/2018	6,400	6,304
Norwegian Air Shuttle
4.110% - 4.250% due 06/24/2026 (e)	16,029	15,987
5.860% - 6.110% due 06/24/2021 (e)	12,196	12,137
NRG Energy, Inc.
2.750% due 07/02/2018	20,306	20,239
Rise Ltd.
4.750% due 01/31/2021 (e)	7,665	7,769
RPI Finance Trust
3.250% due 05/09/2018	14,029	14,081
3.250% due 11/09/2018	6,102	6,123
Scorpio Bulkers, Inc.
0.840% due 06/30/2028	1,928	1,927
Seadrill Partners Finco LLC
4.000% due 02/21/2021	2,566	2,046
Texas Competitive Electric Holdings Co. LLC
3.750% due 05/05/2016	7,732	7,781
Valeant Pharmaceuticals International, Inc.
TBD% due 03/10/2022	10,843	10,906
TBD% due 03/13/2022	14,157	14,238

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Westmoreland Coal Co.
7.500% due 12/16/2020		$5,579	$5,585
WR Grace & Co.
1.000% - 3.000% due 02/03/2021		11,920	11,938

Total Bank Loan Obligations (Cost $579,644)			581,473

CORPORATE BONDS & NOTES 63.2%

BANKING & FINANCE 36.3%
ABN AMRO Bank NV
6.250% due 09/13/2022		9,475	10,362
AIA Group Ltd.
3.125% due 03/13/2023		4,400	4,460
3.200% due 03/11/2025		3,900	3,942
Alexandria Real Estate Equities, Inc.
2.750% due 01/15/2020		150	151
Alleghany Corp.
5.625% due 09/15/2020		1,000	1,121
Alpha Credit Group PLC
3.375% due 06/17/2017	EUR	4,000	3,103
Alpha Star Holding Ltd.
4.970% due 04/09/2019		$4,000	3,610
American Express Co.
4.900% due 03/15/2020 (d)		1,875	1,907
American International Group, Inc.
4.500% due 07/16/2044		9,300	10,026
8.175% due 05/15/2068		400	569
American Tower Corp.
4.500% due 01/15/2018		6,000	6,437
7.000% due 10/15/2017		10,000	11,267
ARC Properties Operating Partnership LP
3.000% due 02/06/2019		6,970	6,790
Atrium European Real Estate Ltd.
4.000% due 04/20/2020	EUR	1,564	1,843
Aviation Loan Trust
2.381% due 12/15/2022		$4,358	4,038
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (d)		1,800	1,962
Banco Continental SAECA
8.875% due 10/15/2017		3,400	3,540
Banco de Credito e Inversiones
3.000% due 09/13/2017		600	614
Banco del Estado de Chile
2.000% due 11/09/2017		8,600	8,658
Banco do Brasil S.A.
6.250% due 04/15/2024 (d)		1,900	1,275
9.000% due 06/18/2024 (d)		6,450	5,591
9.250% due 04/15/2023 (d)		1,800	1,607
Banco Santander Brasil S.A.
4.500% due 04/06/2015		8,650	8,650
4.625% due 02/13/2017		2,760	2,857
Banco Santander Chile
1.152% due 04/11/2017		2,850	2,843
1.857% due 01/19/2016		5,000	5,037
3.750% due 09/22/2015		15,582	15,764
Bank of America Corp.
0.000% due 01/04/2017		35,000	34,515
0.872% due 08/25/2017		8,000	8,006
2.000% due 01/11/2018		4,850	4,889
2.600% due 01/15/2019		14,450	14,715
3.958% due 10/21/2025	MXN	69,000	4,750
4.000% due 04/01/2024		$7,850	8,363
5.650% due 05/01/2018		21,045	23,358
5.750% due 08/15/2016		500	529
5.750% due 12/01/2017		2,075	2,284
6.000% due 09/01/2017		25,630	28,206

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 09/05/2024 (d)		$11,200	$11,466
6.400% due 08/28/2017		15,528	17,217
6.875% due 04/25/2018		41,592	47,601
Bank of America N.A.
0.676% due 05/08/2017		10,000	9,988
5.300% due 03/15/2017		2,084	2,226
6.100% due 06/15/2017		6,510	7,134
Bank of New York Mellon Corp.
2.300% due 09/11/2019		10,000	10,184
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.675% due 03/10/2017		15,000	14,995
2.350% due 09/08/2019		10,000	10,105
2.850% due 09/08/2021		29,000	29,467
Barclays Bank PLC
7.625% due 11/21/2022		1,450	1,700
10.000% due 05/21/2021	GBP	1,400	2,829
10.179% due 06/12/2021		$3,290	4,512
14.000% due 06/15/2019 (d)	GBP	9,751	19,497
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	2,600	2,892
8.250% due 12/15/2018 (d)		$1,000	1,073
BBVA Bancomer S.A.
4.500% due 03/10/2016		14,650	15,126
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		37,114	37,832
Bear Stearns Cos. LLC
6.400% due 10/02/2017		11,500	12,835
7.250% due 02/01/2018		36,095	41,576
BGC Partners, Inc.
5.375% due 12/09/2019		13,550	13,855
BioMed Realty LP
4.250% due 07/15/2022		3,200	3,347
6.125% due 04/15/2020		5,500	6,341
Blackstone CQP Holdco LP
9.296% due 03/18/2019		24,301	25,126
Blackstone Holdings Finance Co. LLC
5.000% due 06/15/2044		5,000	5,436
BPCE S.A.
0.753% due 07/15/2015		11,000	11,010
4.500% due 03/15/2025		30,000	30,592
4.625% due 07/11/2024		5,250	5,397
5.150% due 07/21/2024		7,000	7,493
5.700% due 10/22/2023		1,000	1,109
Cantor Fitzgerald LP
6.375% due 06/26/2015		6,045	6,114
7.875% due 10/15/2019		26,675	29,145
Citigroup, Inc.
0.534% due 06/09/2016		1,500	1,491
0.728% due 05/31/2017	EUR	3,000	3,217
1.064% due 04/01/2016		$7,800	7,823
1.216% due 07/25/2016		11,200	11,263
4.875% due 05/07/2015		2,545	2,554
5.800% due 11/15/2019 (d)		3,600	3,618
6.000% due 08/15/2017		1,600	1,761
6.300% due 05/15/2024 (d)		12,200	12,490
8.125% due 07/15/2039		5,000	7,892
CME Group, Inc.
3.000% due 03/15/2025		3,400	3,439
5.300% due 09/15/2043		6,400	7,976
Columbia Property Trust Operating Partnership LP
5.875% due 04/01/2018		6,700	7,370
Countrywide Capital
8.050% due 06/15/2027		12,000	15,413
Countrywide Financial Corp.
6.250% due 05/15/2016		270	284
Credit Agricole S.A.
0.813% due 06/12/2017		10,350	10,347

54	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 06/23/2021 (d)	EUR	4,000	$4,538
6.625% due 09/23/2019 (d)		$14,200	14,260
7.875% due 01/23/2024 (d)		11,900	12,625
8.125% due 09/19/2033		9,000	10,260
Credit Suisse
0.943% due 01/29/2018		17,100	17,169
2.300% due 05/28/2019		1,000	1,011
3.000% due 10/29/2021		13,400	13,661
3.625% due 09/09/2024		14,900	15,419
Credit Suisse AG
6.500% due 08/08/2023		30,650	35,072
Credit Suisse Group AG
6.250% due 12/18/2024 (d)		4,000	3,942
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		11,650	11,801
Credit Suisse Group Guernsey Ltd.
7.875% due 02/24/2041		13,750	14,601
Dai-ichi Life Insurance Co. Ltd.
7.250% due 07/25/2021 (d)		9,500	11,284
Deutsche Annington Finance BV
3.200% due 10/02/2017		15,600	16,064
Digital Realty Trust LP
4.500% due 07/15/2015		2,900	2,907
Doctors Co.
6.500% due 10/15/2023		12,300	13,790
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		6,031	6,410
Education Realty Operating Partnership LP
4.600% due 12/01/2024		6,200	6,457
EPR Properties
4.500% due 04/01/2025		3,900	3,973
ERP Operating LP
2.375% due 07/01/2019		17,200	17,441
Essex Portfolio LP
3.500% due 04/01/2025		150	153
Exeter Finance Corp.
9.750% due 05/20/2019		5,500	5,524
Fidelity National Financial, Inc.
5.500% due 09/01/2022		21,340	23,324
First American Financial Corp.
4.300% due 02/01/2023		10,350	10,398
Ford Motor Credit Co. LLC
0.784% due 09/08/2017		500	497
1.700% due 05/09/2016		1,900	1,909
2.750% due 05/15/2015		2,350	2,355
3.984% due 06/15/2016		800	825
4.207% due 04/15/2016		6,100	6,275
5.625% due 09/15/2015		200	204
5.875% due 08/02/2021		550	648
6.625% due 08/15/2017		950	1,055
7.000% due 04/15/2015		48,850	48,927
8.125% due 01/15/2020		10,950	13,696
General Electric Capital Corp.
3.800% due 06/18/2019		1,000	1,071
6.375% due 11/15/2067		10,000	10,875
6.875% due 01/10/2039		3,870	5,587
General Motors Financial Co., Inc.
3.250% due 05/15/2018		50	51
4.000% due 01/15/2025		19,500	19,928
Goldman Sachs Group, Inc.
1.071% due 12/15/2017		5,975	6,004
3.500% due 01/23/2025		3,650	3,729
5.375% due 03/15/2020		8,845	10,044
5.750% due 01/24/2022		32,015	37,405
5.950% due 01/18/2018		57,911	64,482
6.150% due 04/01/2018		36,113	40,611
6.250% due 09/01/2017		13,365	14,827

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.450% due 05/01/2036		$7,000	$8,782
7.500% due 02/15/2019		1,700	2,031
Goodman Funding Pty. Ltd.
6.000% due 03/22/2022		4,700	5,412
6.375% due 11/12/2020		10,000	11,719
6.375% due 04/15/2021		3,800	4,469
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		9,500	11,206
HBOS PLC
0.840% due 09/01/2016	EUR	600	645
Health Care REIT, Inc.
3.750% due 03/15/2023		$5,000	5,130
Hospitality Properties Trust
5.000% due 08/15/2022		3,500	3,731
5.625% due 03/15/2017		800	854
6.300% due 06/15/2016		2,015	2,081
6.700% due 01/15/2018		700	771
HSBC Bank PLC
4.125% due 08/12/2020		7,200	7,859
4.750% due 01/19/2021		19,102	21,484
HSBC Finance Corp.
6.676% due 01/15/2021		21,400	25,442
HSBC Holdings PLC
4.875% due 01/14/2022		8,500	9,603
5.100% due 04/05/2021		7,700	8,805
5.250% due 09/16/2022 (d)	EUR	4,000	4,467
6.375% due 09/17/2024 (d)		$10,500	10,736
6.375% due 03/30/2025 (d)		7,000	7,175
7.350% due 11/27/2032		692	926
HSBC USA, Inc.
2.350% due 03/05/2020		10,250	10,318
Industrial & Commercial Bank of China Ltd.
2.351% due 11/13/2017		28,750	28,979
ING Bank NV
2.000% due 09/25/2015		6,500	6,542
5.800% due 09/25/2023		14,450	16,387
International Lease Finance Corp.
6.750% due 09/01/2016		15,700	16,720
7.125% due 09/01/2018		10,860	12,217
Intesa Sanpaolo SpA
2.375% due 01/13/2017		625	633
3.125% due 01/15/2016		27,170	27,545
3.625% due 08/12/2015		13,000	13,123
3.875% due 01/15/2019		1,300	1,372
5.017% due 06/26/2024		9,290	9,526
6.500% due 02/24/2021		1,500	1,784
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		5,825	5,692
Jefferies Finance LLC
7.375% due 04/01/2020		12,050	11,749
Jefferies LoanCore LLC
6.875% due 06/01/2020		7,650	7,134
JPMorgan Chase & Co.
1.063% due 05/30/2017	GBP	200	294
2.200% due 10/22/2019		$500	502
2.250% due 01/23/2020		1,550	1,554
4.250% due 10/15/2020		1,800	1,964
5.000% due 07/01/2019 (d)		4,750	4,690
5.600% due 07/15/2041		2,130	2,616
6.000% due 01/15/2018		13,270	14,847
6.100% due 10/01/2024 (d)		8,200	8,466
6.125% due 04/30/2024 (d)		6,200	6,354
7.900% due 04/30/2018 (d)		12,773	13,811
JPMorgan Chase Bank N.A.
0.600% due 06/13/2016		600	599
0.682% due 06/02/2017		13,200	13,206
0.748% due 05/31/2017	EUR	45,100	48,537

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 07/05/2017		$21,460	$23,620
6.000% due 10/01/2017		14,329	15,877
KBC Bank NV
8.000% due 01/25/2023		9,400	10,587
Kilroy Realty LP
3.800% due 01/15/2023		900	923
5.000% due 11/03/2015		1,500	1,532
Korea Exchange Bank
3.125% due 06/26/2017		3,650	3,767
Lazard Group LLC
3.750% due 02/13/2025		5,583	5,517
6.850% due 06/15/2017		431	476
LBG Capital PLC
7.375% due 03/12/2020	EUR	371	431
15.000% due 12/21/2019	GBP	7,200	15,090
LeasePlan Corp. NV
3.000% due 10/23/2017		$16,950	17,447
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		3,403	498
Lloyds Bank PLC
2.400% due 03/17/2020		14,800	14,947
12.000% due 12/16/2024 (d)		1,900	2,736
13.000% due 12/19/2021	AUD	600	527
Lloyds Banking Group PLC
7.500% due 06/27/2024 (d)		$10,176	10,837
7.625% due 06/27/2023 (d)	GBP	700	1,109
Mitchells & Butlers Finance PLC
1.014% due 12/15/2030		1,240	1,715
Moody’s Corp.
4.875% due 02/15/2024		$700	781
Morgan Stanley
1.396% due 01/27/2020		7,550	7,672
2.650% due 01/27/2020		2,100	2,135
3.450% due 11/02/2015		3,000	3,047
5.950% due 12/28/2017		6,600	7,321
6.000% due 04/28/2015		500	502
6.625% due 04/01/2018		2,950	3,357
7.300% due 05/13/2019		13,450	16,105
National City Bank
0.634% due 06/07/2017		2,600	2,589
Nationstar Mortgage LLC
6.500% due 07/01/2021		825	804
Navient Corp.
5.875% due 03/25/2021		15,225	15,168
8.780% due 09/15/2016	MXN	60,000	3,961
Novo Banco S.A.
5.000% due 04/23/2019	EUR	5,000	5,558
5.000% due 05/14/2019		3,409	3,787
5.000% due 05/21/2019		3,000	3,336
5.000% due 05/23/2019		3,000	3,331
7.000% due 03/04/2016		1,700	1,876
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		$2,000	2,018
4.950% due 04/01/2024		1,000	1,059
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		6,800	7,636
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		9,900	10,246
Pinnacol Assurance
8.625% due 06/25/2034 (e)		6,000	6,454
Piper Jaffray Cos.
3.275% due 05/31/2017		800	800
4.775% due 11/30/2015		11,800	11,851
Preferred Term Securities Ltd.
0.821% due 03/24/2034		46	37
Principal Financial Group, Inc.
8.875% due 05/15/2019		5,000	6,298

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prologis LP
4.000% due 01/15/2018		$2,000	$2,115
QNB Finance Ltd.
3.125% due 11/16/2015		500	508
Rabobank Group
6.875% due 03/19/2020	EUR	16,300	21,477
8.375% due 07/26/2016 (d)		$1,600	1,710
Realty Income Corp.
4.125% due 10/15/2026		150	159
Rio Oil Finance Trust
6.250% due 07/06/2024		9,450	8,637
6.750% due 01/06/2027		9,500	8,569
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		7,850	9,302
Santander UK PLC
5.000% due 11/07/2023		600	647
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	5,300	5,102
4.950% due 02/07/2017		$6,000	5,870
5.180% due 06/28/2019		1,900	1,765
5.400% due 03/24/2017		20,700	20,286
5.717% due 06/16/2021		2,800	2,568
6.125% due 02/07/2022		1,500	1,404
Simon Property Group LP
3.375% due 10/01/2024		4,000	4,109
SL Green Realty Corp.
4.500% due 12/01/2022		8,050	8,435
5.000% due 08/15/2018		6,000	6,478
Standard Chartered PLC
6.500% due 04/02/2020 (a)(d)		12,400	12,522
Stone Street Trust
5.902% due 12/15/2015		3,100	3,196
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024		8,000	8,583
Synchrony Financial
1.485% due 02/03/2020		13,350	13,428
2.700% due 02/03/2020		4,600	4,625
Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054		43,400	45,265
UBS AG
2.375% due 08/14/2019		10,000	10,086
4.750% due 05/22/2023		5,400	5,598
5.125% due 05/15/2024		13,350	13,908
7.250% due 02/22/2022		15,500	16,715
7.625% due 08/17/2022		30,292	36,794
7.750% due 09/01/2026		4,500	5,973
UDR, Inc.
3.700% due 10/01/2020		5,000	5,288
3.750% due 07/01/2024		125	130
Vesey Street Investment Trust
4.404% due 09/01/2016		3,750	3,911
Wachovia Corp.
0.623% due 10/15/2016		1,400	1,397
WEA Finance LLC
2.700% due 09/17/2019		1,800	1,824
3.750% due 09/17/2024		7,700	7,980
Wells Fargo & Co.
2.150% due 01/30/2020		4,600	4,627
3.000% due 02/19/2025		33,600	33,788
3.450% due 02/13/2023		655	671
4.480% due 01/16/2024		3,525	3,833
5.875% due 06/15/2025 (d)		7,250	7,686
5.900% due 06/15/2024 (d)		10,800	11,272
Wells Fargo Bank N.A.
0.467% due 05/16/2016		3,800	3,793
Weyerhaeuser Co.
7.125% due 07/15/2023		1,735	2,141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 10/01/2019		$6,415	$7,687
7.375% due 03/15/2032		1,931	2,596
7.950% due 03/15/2025		7,779	10,110
8.500% due 01/15/2025		11,314	15,339
WP Carey, Inc.
4.600% due 04/01/2024		150	156

			2,468,803

INDUSTRIALS 19.6%
21st Century Fox America, Inc.
4.750% due 09/15/2044		5,000	5,628
5.400% due 10/01/2043		1,000	1,224
6.150% due 02/15/2041		2,000	2,595
AbbVie, Inc.
2.000% due 11/06/2018		7,000	7,002
Actavis Funding SCS
1.523% due 03/12/2020		52,750	53,530
2.450% due 06/15/2019		1,000	1,005
3.000% due 03/12/2020		3,150	3,231
3.800% due 03/15/2025		5,200	5,373
3.850% due 06/15/2024		18,500	19,145
4.550% due 03/15/2035		1,100	1,150
ADT Corp.
4.875% due 07/15/2042		700	563
Air Canada Pass-Through Trust
4.125% due 11/15/2026		2,976	3,132
5.375% due 11/15/2022		1,846	1,929
Alibaba Group Holding Ltd.
2.500% due 11/28/2019		35,000	35,050
3.125% due 11/28/2021		21,600	21,785
ALROSA Finance S.A.
7.750% due 11/03/2020		14,800	14,875
Altice Financing S.A.
6.625% due 02/15/2023		2,300	2,380
Altice S.A.
7.250% due 05/15/2022	EUR	11,725	13,184
Altria Group, Inc.
9.250% due 08/06/2019		$4,158	5,340
Amazon.com, Inc.
2.600% due 12/05/2019		2,500	2,563
3.800% due 12/05/2024		9,700	10,215
American Airlines Pass-Through Trust
3.375% due 11/01/2028		6,475	6,524
3.700% due 04/01/2028		2,150	2,225
5.250% due 07/31/2022		2,421	2,627
Amgen, Inc.
3.450% due 10/01/2020		3,000	3,168
Arch Coal, Inc.
7.250% due 06/15/2021		3,275	745
8.000% due 01/15/2019		1,000	483
Asciano Finance Ltd.
6.000% due 04/07/2023		7,000	8,141
Aviation Capital Group Corp.
4.625% due 01/31/2018		11,600	12,107
7.125% due 10/15/2020		13,650	15,885
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		13,552	13,890
Baidu, Inc.
2.250% due 11/28/2017		3,000	3,031
Becton Dickinson and Co.
2.675% due 12/15/2019		3,000	3,073
Boston Scientific Corp.
6.250% due 11/15/2015		600	619
6.400% due 06/15/2016		1,100	1,166
Brixmor Operating Partnership LP
3.850% due 02/01/2025		3,725	3,736

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Burlington Northern Santa Fe LLC
3.400% due 09/01/2024		$1,700	$1,778
California Resources Corp.
5.000% due 01/15/2020		4,800	4,356
5.500% due 09/15/2021		3,062	2,744
6.000% due 11/15/2024		2,275	2,005
Canadian Oil Sands Ltd.
4.500% due 04/01/2022		1,800	1,659
7.750% due 05/15/2019		25,996	27,912
Cardinal Health, Inc.
2.400% due 11/15/2019		1,000	1,013
Cemex S.A.B. de C.V.
4.375% due 03/05/2023	EUR	7,125	7,690
5.003% due 10/15/2018		$14,800	15,496
Chesapeake Energy Corp.
3.503% due 04/15/2019		20,200	19,493
Cielo S.A.
3.750% due 11/16/2022		1,200	1,120
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023		4,000	4,352
CNPC General Capital Ltd.
1.157% due 05/14/2017		6,000	6,012
ConAgra Foods, Inc.
1.900% due 01/25/2018		2,025	2,029
Continental Airlines Pass-Through Trust
4.150% due 10/11/2025		1,852	1,963
4.750% due 07/12/2022		2,398	2,572
7.250% due 05/10/2021		12,185	14,104
9.000% due 01/08/2018		4,942	5,350
Continental Resources, Inc.
4.500% due 04/15/2023		7,150	6,951
Cox Communications, Inc.
3.850% due 02/01/2025		11,700	12,055
Crown Castle Towers LLC
4.174% due 08/15/2037		5,500	5,738
5.495% due 01/15/2037		17,700	18,586
6.113% due 01/15/2040		3,670	4,197
DCP Midstream Operating LP
3.250% due 10/01/2015		3,500	3,524
Delta Air Lines Pass-Through Trust
4.750% due 11/07/2021		3,892	4,198
6.718% due 07/02/2024		1,111	1,286
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019 ^		3,000	195
DIRECTV Holdings LLC
3.950% due 01/15/2025		4,550	4,697
EMD Finance LLC
2.950% due 03/19/2022		12,700	12,868
3.250% due 03/19/2025		7,700	7,794
Energy Transfer Partners LP
4.050% due 03/15/2025		11,000	11,128
5.150% due 03/15/2045		1,250	1,267
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		18,704	21,010
Enterprise Products Operating LLC
3.900% due 02/15/2024		3,000	3,144
5.100% due 02/15/2045		10,000	11,249
5.700% due 02/15/2042		10,000	12,013
EOG Resources, Inc.
3.900% due 04/01/2035		200	206
First Quantum Minerals Ltd.
6.750% due 02/15/2020		1,723	1,602
7.000% due 02/15/2021		1,723	1,607
Florida Gas Transmission Co. LLC
7.900% due 05/15/2019		2,000	2,392
FMC Technologies, Inc.
3.450% due 10/01/2022		1,910	1,881

56	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ford Motor Co.
4.750% due 01/15/2043		$2,000	$2,196
Freeport-McMoRan Corp.
9.500% due 06/01/2031		200	253
General Motors Co.
4.875% due 10/02/2023		150	163
Georgia-Pacific LLC
2.539% due 11/15/2019		800	812
Glencore Finance Canada Ltd.
2.050% due 10/23/2015		3,433	3,448
GLP Capital LP
4.375% due 11/01/2018		700	723
5.375% due 11/01/2023		2,640	2,742
Harvest Operations Corp.
6.875% due 10/01/2017		13,825	12,650
HCA, Inc.
6.500% due 02/15/2020		4,900	5,530
Heathrow Funding Ltd.
2.500% due 06/25/2017		13,400	13,446
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	3,800	2,860
5.014% due 12/27/2017		5,400	3,948
Hiland Partners LP
5.500% due 05/15/2022		$5,000	5,150
7.250% due 10/01/2020		21,174	22,921
Hospira, Inc.
5.200% due 08/12/2020		8,723	9,961
5.800% due 08/12/2023		16,185	19,524
Host Hotels & Resorts LP
6.000% due 10/01/2021		1,900	2,202
Imperial Tobacco Finance PLC
3.500% due 02/11/2023		2,900	2,950
Incitec Pivot Ltd.
4.000% due 12/07/2015		9,500	9,680
JM Smucker Co.
3.000% due 03/15/2022		3,000	3,050
3.500% due 03/15/2025		3,000	3,090
Kern River Funding Corp.
4.893% due 04/30/2018		28	30
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		550	555
4.250% due 09/01/2024		1,300	1,332
5.800% due 03/01/2021		600	677
6.000% due 02/01/2017		15,200	16,339
6.500% due 09/01/2039		5,310	6,063
9.000% due 02/01/2019		4,400	5,364
Kinder Morgan, Inc.
4.300% due 06/01/2025		6,350	6,531
5.050% due 02/15/2046		5,900	5,916
KLA-Tencor Corp.
4.125% due 11/01/2021		2,900	3,057
Macmillan Bloedel Pembroke LP
7.700% due 02/15/2026		3,300	4,149
Marriott International, Inc.
3.125% due 10/15/2021		200	206
Masco Corp.
4.450% due 04/01/2025		10,400	10,764
5.850% due 03/15/2017		6,440	6,907
5.950% due 03/15/2022		3,020	3,405
6.125% due 10/03/2016		12,350	13,222
7.125% due 03/15/2020		17,983	21,175
Massachusetts Institute of Technology
4.678% due 07/01/2114		150	180
Medtronic, Inc.
1.071% due 03/15/2020		9,950	10,072
3.150% due 03/15/2022		16,000	16,629
3.500% due 03/15/2025		10,750	11,262
4.625% due 03/15/2044		5,000	5,608

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MGM Resorts International
8.625% due 02/01/2019		$4,600	$5,267
Mid-America Apartments LP
3.750% due 06/15/2024		150	154
5.500% due 10/01/2015		500	511
Midcontinent Express Pipeline LLC
6.700% due 09/15/2019		19,762	21,590
Mondelez International, Inc.
2.250% due 02/01/2019		5,216	5,279
4.125% due 02/09/2016		1,649	1,694
Mongolian Mining Corp.
8.875% due 03/29/2017		1,685	1,188
Mylan, Inc.
2.600% due 06/24/2018		5,700	5,824
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (d)		19,200	20,452
Newcrest Finance Pty. Ltd.
4.200% due 10/01/2022		800	754
Northwest Pipeline LLC
6.050% due 06/15/2018		30	34
Numericable SFR S.A.S.
5.625% due 05/15/2024	EUR	1,100	1,251
NVR, Inc.
3.950% due 09/15/2022		$4,000	4,193
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		7,685	5,917
6.750% due 10/01/2022		4,745	3,700
ONEOK Partners LP
3.375% due 10/01/2022		8,980	8,534
5.000% due 09/15/2023		4,300	4,510
Owens Corning
4.200% due 12/01/2024		150	155
Pearson Funding PLC
3.250% due 05/08/2023		4,950	4,948
Philip Morris International, Inc.
4.250% due 11/10/2044		5,000	5,258
Pioneer Natural Resources Co.
3.950% due 07/15/2022		3,800	3,914
6.650% due 03/15/2017		5,651	6,145
7.200% due 01/15/2028		4,797	6,016
7.500% due 01/15/2020		14,083	16,741
Pride International, Inc.
8.500% due 06/15/2019		22,667	27,003
QVC, Inc.
4.450% due 02/15/2025		7,000	7,060
5.125% due 07/02/2022		1,344	1,431
Reynolds American, Inc.
7.750% due 06/01/2018		300	350
Rock-Tenn Co.
4.900% due 03/01/2022		4,420	4,878
Roofing Supply Group LLC
10.000% due 06/01/2020		1,400	1,382
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		6,400	6,408
5.750% due 05/15/2024		4,000	4,040
Sabine Pass LNG LP
6.500% due 11/01/2020		5,000	5,200
SABMiller Holdings, Inc.
3.750% due 01/15/2022		3,000	3,161
4.950% due 01/15/2042		3,000	3,384
SBA Tower Trust
5.101% due 04/15/2042		10,000	10,466
Schaeffler Finance BV
3.250% due 05/15/2025 (a)	EUR	5,000	5,391
Sky PLC
9.500% due 11/15/2018		$400	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southern Gas Networks PLC
0.851% due 10/21/2015	GBP	2,600	$3,850
Southwestern Energy Co.
4.050% due 01/23/2020		$5,900	6,103
Spectra Energy Partners LP
3.500% due 03/15/2025		3,500	3,525
4.500% due 03/15/2045		5,000	5,096
Starwood Hotels & Resorts Worldwide, Inc.
3.750% due 03/15/2025		3,375	3,474
4.500% due 10/01/2034		6,399	6,680
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		1,900	1,979
5.125% due 02/22/2021		6,600	7,430
Symantec Corp.
3.950% due 06/15/2022		10,000	10,385
Telefonica Emisiones S.A.U.
0.915% due 06/23/2017		8,000	7,984
3.729% due 04/27/2015		3,000	3,006
3.992% due 02/16/2016		2,900	2,974
6.421% due 06/20/2016		6,625	7,041
Thomson Reuters Corp.
1.300% due 02/23/2017		800	801
Time Warner Cable, Inc.
5.000% due 02/01/2020		1,600	1,787
8.750% due 02/14/2019		4,262	5,266
Time Warner, Inc.
4.650% due 06/01/2044		5,000	5,409
Times Square Hotel Trust
8.528% due 08/01/2026		705	919
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		4,500	4,587
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027		3,495	3,626
5.900% due 04/01/2026		2,057	2,350
7.125% due 04/22/2025		2,934	3,470
UAL Pass-Through Trust
9.750% due 07/15/2018		712	791
10.400% due 05/01/2018		11,260	12,288
United Airlines Pass-Through Trust
3.750% due 03/03/2028		3,000	3,127
4.300% due 02/15/2027		2,491	2,659
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		7,400	855
Viacom, Inc.
5.850% due 09/01/2043		6,300	7,119
Virgin Australia Trust
5.000% due 04/23/2025		4,553	4,792
Weatherford International Ltd.
4.500% due 04/15/2022		17,950	16,430
5.125% due 09/15/2020		17,000	16,573
West Fraser Timber Co. Ltd.
4.350% due 10/15/2024		2,600	2,609
Westmoreland Coal Co.
8.750% due 01/01/2022		6,000	6,060
Willamette Industries, Inc.
7.350% due 07/01/2026		2,000	2,475
Williams Partners LP
4.300% due 03/04/2024		2,350	2,349
4.500% due 11/15/2023		3,700	3,843
5.100% due 09/15/2045		650	629
5.250% due 03/15/2020		16,429	18,107
Woodside Finance Ltd.
3.650% due 03/05/2025		9,700	9,633
Wynn Las Vegas LLC
4.250% due 05/30/2023		29,982	28,783
5.375% due 03/15/2022		17,228	17,917
5.500% due 03/01/2025		9,250	9,412

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wynn Macau Ltd.
5.250% due 10/15/2021		$1,300	$1,238
Zimmer Holdings, Inc.
3.550% due 04/01/2025		16,100	16,441

			1,332,851

UTILITIES 7.3%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		39,850	42,164
Ameren Illinois Co.
9.750% due 11/15/2018		488	620
American Transmission Systems, Inc.
5.250% due 01/15/2022		4,275	4,919
Appalachian Power Co.
7.950% due 01/15/2020		350	436
AT&T, Inc.
4.800% due 06/15/2044		6,500	6,694
Berkshire Hathaway Energy Co.
2.400% due 02/01/2020		975	990
BP Capital Markets PLC
3.062% due 03/17/2022		3,400	3,462
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		4,715	5,040
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		5,250	5,592
Constellation Energy Group, Inc.
5.150% due 12/01/2020		450	509
Duquesne Light Holdings, Inc.
6.400% due 09/15/2020		1,750	2,076
Dynegy Finance, Inc.
6.750% due 11/01/2019		7,100	7,357
7.375% due 11/01/2022		2,775	2,928
Entergy New Orleans, Inc.
5.100% due 12/01/2020		10,000	10,371
FirstEnergy Corp.
2.750% due 03/15/2018		10,250	10,503
4.250% due 03/15/2023		5,200	5,452
7.375% due 11/15/2031		7,000	8,913
Gazprom Neft OAO Via GPN Capital S.A.
2.933% due 04/26/2018	EUR	1,150	1,141
4.375% due 09/19/2022		$5,600	4,536
Gazprom OAO Via Gaz Capital S.A.
3.700% due 07/25/2018	EUR	1,000	1,035
4.300% due 11/12/2015		$2,300	2,305
4.950% due 02/06/2028		6,500	5,444
5.092% due 11/29/2015		12,500	12,562
5.999% due 01/23/2021		500	475
6.212% due 11/22/2016		1,100	1,131
6.605% due 02/13/2018	EUR	1,000	1,130
8.146% due 04/11/2018		$6,150	6,457
9.250% due 04/23/2019		7,900	8,525
Illinois Power Generating Co.
6.300% due 04/01/2020		975	848
Jersey Central Power & Light Co.
4.800% due 06/15/2018		5,500	5,942
Laclede Group, Inc.
1.007% due 08/15/2017		13,500	13,491
Midwest Generation LLC
8.560% due 01/02/2016		83	84
NGPL PipeCo LLC
7.119% due 12/15/2017		24,310	24,188
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		20,409	17,705
Orange S.A.
2.125% due 09/16/2015		626	629

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petrobras Global Finance BV
2.393% due 01/15/2019	$1,400	$1,216
3.151% due 03/17/2020	4,735	4,096
4.375% due 05/20/2023	23,150	19,853
5.375% due 01/27/2021	2,500	2,280
7.875% due 03/15/2019	850	870
Plains All American Pipeline LP
2.600% due 12/15/2019	6,100	6,135
3.600% due 11/01/2024	10,000	10,060
3.850% due 10/15/2023	6,400	6,600
Public Service Co. of Oklahoma
6.150% due 08/01/2016	150	160
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017	17,900	17,884
Sprint Corp.
7.125% due 06/15/2024	13,000	12,805
7.625% due 02/15/2025	1,200	1,201
7.875% due 09/15/2023	13,875	14,222
Verizon Communications, Inc.
2.625% due 02/21/2020	10,000	10,192
3.500% due 11/01/2021	100	105
3.850% due 11/01/2042	5,700	5,200
4.500% due 09/15/2020	39,200	43,319
4.672% due 03/15/2055	3,503	3,446
4.862% due 08/21/2046	10,514	11,036
5.012% due 08/21/2054	4,802	5,005
5.150% due 09/15/2023	78,050	89,545
6.550% due 09/15/2043	341	443
Yellowstone Energy LP
5.750% due 12/31/2026	4,621	4,834

		496,161

Total Corporate Bonds & Notes (Cost $4,236,062)		4,297,815

MUNICIPAL BONDS & NOTES 0.4%

CALIFORNIA 0.1%
California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	1,410	2,211
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	5,530	4,681

		6,892

COLORADO 0.1%
Metro Wastewater Reclamation District, Colorado Revenue Bonds, (BABs), Series 2009
5.775% due 04/01/2029	7,500	9,374

NEW JERSEY 0.0%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,560	1,967

NEW YORK 0.1%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	2,500	3,525

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	3,500	2,881
6.500% due 06/01/2047	600	534

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hamilton County, Ohio Sewer System Revenue Bonds, (BABs), Series 2009
6.500% due 12/01/2034	$2,500	$2,913

		6,328

WASHINGTON 0.0%
Spokane County, Washington Wastewater System Revenue Bonds, (BABs), Series 2009
6.474% due 12/01/2029	2,000	2,275

Total Municipal Bonds & Notes (Cost $25,734)		30,361

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
3.000% due 01/01/2045 -05/01/2045	9,497	9,690

Total U.S. Government Agencies (Cost $9,613)		9,690

U.S. TREASURY OBLIGATIONS 17.7%
U.S. Treasury Bonds
2.500% due 02/15/2045 (g)	52,000	51,561
2.750% due 08/15/2042 (k)	1,425	1,483
3.000% due 05/15/2042	2,750	3,002
3.000% due 11/15/2044 (g)	91,320	100,088
3.125% due 02/15/2042 (g)(i)(k)	60,390	67,486
3.125% due 02/15/2043 (k)	1,400	1,563
3.125% due 08/15/2044	176,725	198,167
3.375% due 05/15/2044 (g)(i)	175,750	206,053
3.625% due 08/15/2043	84,600	103,410
3.625% due 02/15/2044 (i)(k)	21,050	25,758
3.750% due 11/15/2043 (g)	151,350	189,128
4.250% due 05/15/2039	7,170	9,476
4.375% due 11/15/2039 (k)	3,125	4,214
4.375% due 05/15/2040	6,695	9,053
4.625% due 02/15/2040 (k)	1,750	2,445
6.125% due 11/15/2027	3,750	5,427
6.250% due 05/15/2030 (g)	10,850	16,493
U.S. Treasury Inflation Protected Securities (c)
0.250% due 01/15/2025	15,790	15,935
2.375% due 01/15/2025 (i)	74,030	89,889
U.S. Treasury Notes
1.375% due 02/29/2020	3,800	3,801
1.625% due 12/31/2019 (i)(k)	700	709
2.000% due 02/15/2025 (g)	81,491	82,013
U.S. Treasury Strips
0.000% due 08/15/2043	1,000	478
0.000% due 11/15/2043	33,700	15,989
0.000% due 02/15/2044	2,100	990

Total U.S. Treasury Obligations (Cost $1,114,508)		1,204,611

MORTGAGE-BACKED SECURITIES 2.5%
Adjustable Rate Mortgage Trust
4.858% due 01/25/2036 ^	1,270	1,132
American Home Mortgage Assets Trust
0.294% due 10/25/2046	4,725	3,373
American Home Mortgage Investment Trust
2.128% due 11/25/2045 ^	1,664	1,343
Banc of America Alternative Loan Trust
5.750% due 11/25/2035 ^	2,024	1,917
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	110	117
5.754% due 02/10/2051	754	820
Banc of America Funding Trust
0.366% due 10/20/2036	4,427	3,340

58	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.456% due 06/20/2047	$2,000	$1,421
0.574% due 05/25/2037 ^	1,093	801
45.033% due 07/25/2047 ^	1,535	2,566
BCAP LLC Trust
0.394% due 05/25/2047 ^	3,061	2,315
4.896% due 07/26/2036	602	482
5.269% due 07/26/2035	605	602
Bear Stearns Adjustable Rate Mortgage Trust
2.480% due 08/25/2035	507	442
Bear Stearns ALT-A Trust
0.494% due 08/25/2036	1,459	1,076
2.696% due 03/25/2036 ^	521	399
2.756% due 08/25/2036 ^	2,203	1,618
Bear Stearns Asset-Backed Securities Trust
0.524% due 12/25/2035	799	569
0.674% due 08/25/2035	358	297
Chase Mortgage Finance Trust
5.500% due 07/25/2037 ^	6,550	5,710
ChaseFlex Trust
0.514% due 08/25/2037	1,235	835
Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	1,300	1,368
5.703% due 12/10/2049	91	99
Citigroup Mortgage Loan Trust, Inc.
1.213% due 03/25/2037 ^	1,363	1,104
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048	168	176
5.886% due 11/15/2044	76	82
Countrywide Alternative Loan Resecuritization Trust
6.000% due 08/25/2037 ^	2,038	1,590
Countrywide Alternative Loan Trust
0.334% due 12/25/2046 ^	1,312	1,329
0.344% due 11/25/2036	932	871
0.344% due 05/25/2047	13,974	11,807
0.364% due 09/25/2046 ^	6,630	5,661
0.366% due 09/20/2046	7,414	6,104
0.386% due 09/20/2046	5,854	4,441
0.464% due 05/25/2036	24,328	16,239
0.524% due 05/25/2037 ^	1,811	1,116
0.974% due 12/25/2035 ^	1,567	1,296
6.000% due 03/25/2036 ^	2,324	2,083
6.000% due 05/25/2036 ^	210	185
6.000% due 08/25/2036 ^	1,250	1,154
6.000% due 01/25/2037 ^	70	62
6.500% due 12/25/2036 ^	778	642
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 01/25/2035	664	676
Credit Suisse Mortgage Capital Certificates
2.700% due 04/28/2037	3,358	2,319
DBUBS Mortgage Trust
4.537% due 07/10/2044	300	337
Deutsche ALT-A Securities, Inc.
0.314% due 08/25/2037 ^	12,227	10,317
First Horizon Mortgage Pass-Through Trust
2.389% due 11/25/2037 ^	2,328	2,019
GSR Mortgage Loan Trust
2.630% due 01/25/2036 ^	826	761
HarborView Mortgage Loan Trust
0.428% due 01/19/2036	4,981	3,460
3.466% due 06/19/2036 ^	1,796	1,192
HSI Asset Loan Obligation Trust
6.000% due 09/25/2037	373	359
Impac Secured Assets Trust
0.434% due 01/25/2037	7,211	4,165
JPMorgan Alternative Loan Trust
0.281% due 09/25/2036 ^	1,865	1,663
2.692% due 05/25/2037 ^	2,873	2,316

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.310% due 08/25/2036 ^	$2,970	$2,400
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	193	206
Lehman Mortgage Trust
6.000% due 07/25/2037 ^	1,246	1,141
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035	92	87
2.810% due 05/25/2033	13	12
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049	1,879	1,976
5.700% due 09/12/2049	100	107
Morgan Stanley Capital Trust
5.569% due 12/15/2044	1,000	1,071
Morgan Stanley Mortgage Loan Trust
5.962% due 06/25/2036	574	332
Morgan Stanley Re-REMIC Trust
5.500% due 01/26/2037	130	119
New Century Alternative Mortgage Loan Trust
6.167% due 07/25/2036 ^	1,960	1,332
Residential Accredit Loans, Inc. Trust
0.354% due 05/25/2036	3,498	2,855
0.354% due 09/25/2036	1,514	1,198
0.364% due 08/25/2036	3,080	2,302
0.364% due 09/25/2036	2,896	2,292
0.524% due 08/25/2035 ^	5,305	4,046
2.914% due 07/25/2035	904	833
3.395% due 09/25/2035 ^	800	654
3.741% due 01/25/2036 ^	3,999	3,246
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 07/25/2037 ^	838	763
Sequoia Mortgage Trust
0.376% due 05/20/2035	400	368
Structured Adjustable Rate Mortgage Loan Trust
0.474% due 08/25/2036 ^	2,724	2,102
2.520% due 02/25/2036 ^	3,365	2,829
4.795% due 05/25/2036 ^	3,757	2,868
5.300% due 07/25/2036 ^	3,314	2,240
Structured Asset Mortgage Investments Trust
0.294% due 08/25/2036	2,620	2,059
Thornburg Mortgage Securities Trust
6.225% due 09/25/2037	97	100
Wachovia Mortgage Loan Trust LLC
2.484% due 10/20/2035 ^	675	616
2.736% due 05/20/2036 ^	2,802	2,466
WaMu Mortgage Pass-Through Certificates Trust
4.529% due 07/25/2037 ^	1,311	1,224
Washington Mutual Mortgage Pass-Through Certificates Trust
6.000% due 07/25/2036	601	461
6.000% due 06/25/2037 ^	7,289	6,404
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	605	553
6.000% due 06/25/2037 ^	668	654

Total Mortgage-Backed Securities (Cost $142,130)		170,084

ASSET-BACKED SECURITIES 4.3%
Aames Mortgage Investment Trust
1.371% due 06/25/2035	4,000	3,473
ACE Securities Corp.
0.334% due 08/25/2036 ^	1,955	845
0.374% due 12/25/2036	6,976	2,964
AIM Aviation Finance Ltd.
4.213% due 02/15/2040	7,455	7,475
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.634% due 07/25/2035	3,100	2,978

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Argent Securities Trust
0.284% due 09/25/2036		$2,318	$933
0.444% due 05/25/2036		1,738	654
Asset-Backed Securities Corp. Home Equity Loan Trust
1.074% due 06/25/2035		1,000	858
2.049% due 09/25/2034		1,194	1,010
Bear Stearns Asset-Backed Securities Trust
0.324% due 11/25/2036		3,541	2,899
0.414% due 06/25/2047		2,700	2,288
1.424% due 08/25/2037		1,976	1,816
Berica Asset-Backed Security SRL
0.321% due 12/31/2055	EUR	10,535	11,308
Carrington Mortgage Loan Trust
1.224% due 05/25/2035		$2,100	1,518
Cavalry CLO Ltd.
1.528% due 01/16/2024		6,250	6,229
Citigroup Mortgage Loan Trust, Inc.
0.444% due 05/25/2037		4,254	2,868
0.574% due 11/25/2046		848	718
Countrywide Asset-Backed Certificates
0.314% due 07/25/2037		6,300	5,062
0.321% due 01/25/2037		1,464	1,394
0.324% due 05/25/2037		2,806	2,500
0.344% due 05/25/2037		9,705	8,679
0.354% due 09/25/2036		1,408	1,381
0.354% due 06/25/2047		1,916	1,705
0.394% due 09/25/2047		1,500	1,112
0.414% due 03/25/2037		3,485	1,973
0.524% due 03/25/2036 ^		19,118	17,072
5.188% due 10/25/2046 ^		3,765	3,288
Countrywide Asset-Backed Certificates Trust
0.331% due 09/25/2046		15,853	12,994
Credit-Based Asset Servicing and Securitization LLC
0.321% due 11/25/2036		2,041	1,181
Eagle Ltd.
2.570% due 12/15/2039		3,047	3,043
Elm CLO Ltd.
1.676% due 01/17/2023		11,100	11,099
Fremont Home Loan Trust
0.324% due 01/25/2037		2,295	1,187
0.344% due 02/25/2037		3,021	1,707
GSAA Home Equity Trust
5.192% due 03/25/2036		4,061	2,845
5.995% due 03/25/2046 ^		2,675	2,010
Home Equity Loan Trust
0.514% due 04/25/2037		3,100	1,948
Inwood Park CDO Ltd.
0.482% due 01/20/2021		1,256	1,253
JPMorgan Mortgage Acquisition Trust
0.364% due 03/25/2047		3,770	1,964
LCM LP
1.453% due 07/14/2022		5,026	5,025
Lehman XS Trust
0.351% due 06/25/2036		1,405	1,003
5.170% due 08/25/2035		5,215	5,184
Magi Funding PLC
0.429% due 04/11/2021	EUR	1,359	1,459
MASTR Asset-Backed Securities Trust
0.414% due 03/25/2036		$4,500	2,830
0.674% due 10/25/2035 ^		2,163	1,637
Merrill Lynch Mortgage Investors Trust
0.344% due 07/25/2037		1,989	1,053
0.354% due 03/25/2037		5,737	4,947
0.434% due 03/25/2037		16,900	10,816
0.624% due 02/25/2047		9,474	6,970
Morgan Stanley ABS Capital, Inc. Trust
0.314% due 10/25/2036		1,656	1,046

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.324% due 11/25/2036		$2,696	$1,730
0.324% due 12/25/2036		1,275	754
0.354% due 02/25/2037		15,942	7,870
0.374% due 02/25/2037		820	501
0.394% due 10/25/2036		1,810	1,156
0.424% due 08/25/2036		10,369	6,511
Morgan Stanley Home Equity Loan Trust
0.524% due 04/25/2037		1,833	1,215
National Collegiate Student Loan Trust
0.434% due 02/26/2029		1,500	1,352
0.444% due 03/26/2029		500	456
New Century Home Equity Loan Trust
0.504% due 02/25/2036		3,000	2,722
NovaStar Mortgage Funding Trust
0.324% due 03/25/2037		1,735	886
0.384% due 01/25/2037		6,517	3,206
0.424% due 10/25/2036		1,956	980
Option One Mortgage Loan Trust
0.314% due 01/25/2037		7,221	4,416
RAAC Trust
1.674% due 09/25/2047		3,200	2,617
Residential Asset Mortgage Products Trust
0.474% due 03/25/2036		3,000	2,591
0.794% due 05/25/2035		4,219	3,796
Residential Asset Securities Corp. Trust
0.324% due 08/25/2036		2,487	2,308
0.424% due 08/25/2036		3,900	3,368
0.494% due 01/25/2036		1,913	1,863
0.514% due 04/25/2037		9,400	6,677
0.584% due 01/25/2036		1,000	878
Rhodium BV
0.642% due 05/27/2084	EUR	333	349
Saxon Asset Securities Trust
0.966% due 03/25/2035		$1,956	1,785
Securitized Asset-Backed Receivables LLC Trust
0.424% due 03/25/2036		2,001	1,155
Specialty Underwriting & Residential Finance Trust
0.324% due 06/25/2037		1,045	605
0.444% due 04/25/2037		1,970	1,140
0.471% due 12/25/2036		8,000	6,380
5.019% due 02/25/2037 ^		2,367	1,169
Structured Asset Investment Loan Trust
0.324% due 09/25/2036		1,866	1,488
0.334% due 05/25/2036		1,038	863
Structured Asset Securities Corp. Mortgage Loan Trust
0.344% due 12/25/2036		5,500	4,693
Voya CLO Ltd.
1.570% due 10/15/2022 (a)		12,000	12,000
1.615% due 10/15/2022 (a)		21,500	21,371
WG Horizons CLO
0.521% due 05/24/2019		2,955	2,934

Total Asset-Backed Securities (Cost $256,003)			291,986

SOVEREIGN ISSUES 3.4%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	3,000	2,371
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	205,925	57,253
10.000% due 01/01/2023		122	33
10.000% due 01/01/2025		99,200	26,237
Export-Import Bank of Korea
1.250% due 11/20/2015		$8,300	8,326
3.750% due 10/20/2016		3,000	3,119
4.000% due 01/11/2017		1,200	1,258
4.000% due 01/29/2021		1,000	1,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 04/11/2022		$4,000	$4,643
Indonesia Government International Bond
2.875% due 07/08/2021		1,600	1,815
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (c)		1,093	1,272
5.500% due 11/01/2022		49,600	70,743
Junta de Castilla y Leon
6.270% due 02/19/2018		2,700	3,399
6.505% due 03/01/2019		1,800	2,384
Korea Development Bank
2.250% due 08/07/2017		18,100	18,411
3.875% due 05/04/2017		10,000	10,498
4.625% due 11/16/2021		7,200	8,136
Republic of Greece Government Bond
3.000% due 02/24/2035	EUR	2,925	1,524
3.800% due 08/08/2017	JPY	340,000	1,888
4.500% due 07/03/2017		680,000	3,796
Slovenia Government International Bond
4.125% due 02/18/2019		$300	318
5.250% due 02/18/2024		4,700	5,418

Total Sovereign Issues (Cost $278,873)			233,929

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Health Care REIT, Inc.
6.500% due 04/20/2018 (d)		84,000	5,709
Wells Fargo & Co.
7.500% (d)		7,750	9,457

Total Convertible Preferred Securities (Cost $9,723)			15,166

PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
AgriBank FCB
6.875% due 01/01/2024 (d)		30,000	3,152
Citigroup Capital
7.875% due 10/30/2040		48,000	1,273
CoBank ACB
6.200% due 01/01/2025 (d)		106,000	10,835
6.250% due 10/01/2022 (d)		25,000	2,570
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		13,000	16,246
Navient Corp. CPI Linked Security
2.756% due 03/15/2017		21,400	526

Total Preferred Securities (Cost $30,910)			34,602

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.7%

CERTIFICATES OF DEPOSIT 2.4%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$5,000	4,997
1.107% due 05/16/2016		13,250	13,195
Banco do Brasil S.A.
1.211% due 06/29/2015		15,000	15,002
Credit Suisse
0.583% due 08/24/2015		15,000	15,002
0.631% due 01/28/2016		7,350	7,353
Intesa Sanpaolo SpA
1.632% due 04/11/2016		7,000	7,023
1.650% due 04/07/2015		15,000	15,000
Itau Unibanco Holding S.A.
1.190% due 06/26/2015		4,500	4,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.544% due 05/31/2016	$67,400	$67,514
Sumitomo Mitsui Banking Corp.
0.625% due 05/02/2017	16,100	16,101

		165,687

REPURCHASE AGREEMENTS (f) 0.1%
		4,547

U.S. TREASURY BILLS 0.2%
0.025% due 04/16/2015 - 06/25/2015 (b)(g)(k)	10,579	10,579

Total Short-Term Instruments (Cost $180,718)		180,813

Total Investments in Securities (Cost $6,863,918)		7,050,530

	SHARES
INVESTMENTS IN AFFILIATES 2.9%

SHORT-TERM INSTRUMENTS 2.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.9%
PIMCO Short-Term Floating NAV Portfolio	1,271	12
PIMCO Short-Term Floating NAV Portfolio III	19,879,477	197,145

Total Short-Term Instruments (Cost $197,136)		197,157

Total Investments in Affiliates (Cost $197,136)		197,157

Total Investments 106.5% (Cost $7,061,054)		$7,247,687

Financial Derivative Instruments (h)(j) 0.6% (Cost or Premiums, net $(3,595))		38,133

Other Assets and Liabilities, net (7.1%)		(483,431)

Net Assets 100.0%		$6,802,389

60	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	09/29/2021	10/02/2014	$19,650	$19,920	0.29%
Delta Air Lines, Inc.	2.157%	09/30/2019	09/29/2014	6,995	30,313	0.45%
Delta Air Lines, Inc.	2.256%	05/09/2019	05/05/2014	30,539	7,065	0.10%
International Aircraft Leasing and Trading	3.140%	05/29/2015	05/29/2014	12,334	12,334	0.18%
Norwegian Air Shuttle	4.110% - 4.250%	06/24/2026	06/25/2014	16,029	15,987	0.24%
Norwegian Air Shuttle	5.860% - 6.110%	06/24/2021	06/25/2014	12,197	12,137	0.18%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	6,000	6,454	0.10%
Rise Ltd.	4.750%	01/31/2021	02/11/2014	7,716	7,769	0.11%

				$111,460	$111,979	1.65%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$4,547	Freddie Mac 2.080% due 10/17/2022	$(4,640)	$4,547	$4,547

Total Repurchase Agreements						$(4,640)	$4,547	$4,547

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
SCX	0.080%	03/31/2015	04/06/2015	$(16,120)	$(16,120)
	0.160%	03/10/2015	04/07/2015	(8,574)	(8,575)
	0.180%	03/13/2015	04/13/2015	(22,151)	(22,154)
	0.200%	03/25/2015	04/17/2015	(22,575)	(22,576)
	0.210%	03/10/2015	04/20/2015	(5,346)	(5,347)

Total Reverse Repurchase Agreements					$(74,772)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.100%	03/13/2015	04/13/2015	$(13,728)	$(13,748)
BPG	0.050%	03/23/2015	04/07/2015	(21,309)	(21,316)
	0.310%	03/24/2015	04/07/2015	(13,017)	(13,023)
	0.370%	03/24/2015	04/07/2015	(43,517)	(43,542)
GSC	0.120%	03/13/2015	04/13/2015	(38,254)	(38,292)
	0.230%	03/19/2015	04/02/2015	(28,103)	(28,108)
	0.240%	03/10/2015	04/10/2015	(109,419)	(109,517)
	0.310%	03/24/2015	04/07/2015	(22,582)	(22,593)
MSC	(0.200%)	03/31/2015	04/01/2015	(31,785)	(31,785)
	0.230%	03/23/2015	04/07/2015	(39,073)	(39,091)
	0.240%	02/19/2015	04/17/2015	(54,138)	(54,224)
	0.240%	03/10/2015	04/10/2015	(7,428)	(7,434)

Total Sale-Buyback Transactions					$(422,673)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $479,274 at a weighted average interest rate of 0.103%.
(3)	Payable for sale-buyback transactions includes $253 of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $504,901 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SCX	$0	$(74,772)	$0	$0	$(74,772)	$74,275	$(497)
SSB	4,547	0	0	0	4,547	(4,640)	(93)

Master Securities Forward Transaction Agreement
BCY	0	0	(13,748)	0	(13,748)	13,525	(223)
BPG	0	0	(77,881)	0	(77,881)	77,445	(436)
GSC	0	0	(198,510)	0	(198,510)	196,805	(1,705)
MSC	0	0	(132,534)	0	(132,534)	131,945	(589)

Total Borrowings and Other Financing Transactions	$4,547	$(74,772)	$(422,673)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	1,566	$(230)	$0	$(59)
90-Day Eurodollar June Futures	Short	06/2015	2,784	(179)	0	(35)
90-Day Eurodollar June Futures	Short	06/2016	93	(10)	0	(8)
90-Day Eurodollar June Futures	Short	06/2017	1,843	(487)	0	(230)
90-Day Eurodollar March Futures	Short	03/2016	1,874	(304)	0	(117)
90-Day Eurodollar March Futures	Short	03/2017	1,589	(1,058)	0	(199)
90-Day Eurodollar September Futures	Short	09/2015	1,729	(203)	0	(43)
90-Day Eurodollar September Futures	Short	09/2016	46	(6)	0	(5)
90-Day Eurodollar September Futures	Short	09/2017	1,715	(435)	0	(207)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	873	(73)	38	(38)
Call Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	40	5	0	0
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	839	170	36	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	40	7	2	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	6,177	8,547	1,930	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	154	261	63	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	391	815	110	0

Total Futures Contracts				$6,820	$2,179	$(941)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (1)

Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Mexico Government International Bond	1.000%	12/20/2018	1.015%	$15,000	$ 3	$(30)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$21,756	$1,816	$335	$25	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	5,900	429	23	7	0
CDX.IG-19 5-Year Index	1.000%	12/20/2017	200	4	1	0	0
CDX.IG-21 5-Year Index	1.000%	12/20/2018	61,045	1,175	142	9	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	54,300	1,009	170	8	0

62	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-23 5-Year Index	1.000%	12/20/2019	$904,100	$15,349	$2,094	$162	$0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	692,700	12,749	(258)	119	0

				$32,531	$2,507	$330	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month NZD-LIBOR	5.000%	12/17/2024	NZD	80,800	$6,926	$2,512	$75	$0
Receive	3-Month USD-LIBOR	2.700%	05/21/2024	$	23,900	(1,704)	(827)	0	(50)
Receive	3-Month USD-LIBOR	2.700%	07/18/2024		9,300	(620)	(584)	0	(20)
Receive	3-Month USD-LIBOR	2.459%	11/15/2024		22,000	(1,069)	(732)	0	(45)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		22,550	(2,197)	(707)	0	(48)
Receive	3-Month USD-LIBOR	2.300%	02/17/2025		116,500	(3,214)	(2,644)	0	(237)
Receive	6-Month EUR-EURIBOR	0.950%	03/25/2025	EUR	19,300	(822)	(778)	0	(63)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		76,900	(1,261)	(887)	0	(275)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		21,000	(4,195)	(1,347)	0	(485)
Receive	6-Month GBP-LIBOR	3.000%	09/11/2024	GBP	13,500	(945)	(373)	0	(6)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		50,700	(1,989)	334	0	(17)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	1,930,000	(149)	(30)	9	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023		14,000,000	(5,155)	(5,641)	128	0
Pay	28-Day MXN-TIIE	7.500%	06/02/2021	MXN	65,000	461	34	11	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		647,900	52	(180)	102	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021		219,300	194	98	34	0
Pay	28-Day MXN-TIIE	5.810%	09/29/2021		150,900	102	46	23	0
Pay	28-Day MXN-TIIE	5.750%	09/30/2021		112,500	50	33	17	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		720,200	25	(211)	108	0
Pay	28-Day MXN-TIIE	6.190%	01/03/2035		273,900	(874)	(944)	59	0

						$(16,384)	$(12,828)	$566	$(1,246)

Total Swap Agreements						$16,150	$(10,351)	$896	$(1,248)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $52,861 and cash of $16,826 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability (4)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$2,179	$896	$3,075	$0	$(1,102)	$(1,248)	$(2,350)

(4)	Unsettled variation margin liability of $(161) for closed futures is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		GBP	5,180	$		7,690	$6	$0
	04/2015	$		2,074		CAD	2,637	8	0
	05/2015			7,688		GBP	5,180	0	(6)

BOA	04/2015		EUR	10,689	$		11,334	0	(160)
	04/2015		GBP	48,258			72,700	1,127	(11)
	04/2015	$		2,214		CAD	2,817	10	0
	04/2015			76,879		JPY	9,189,367	0	(259)
	04/2015			3,303		NZD	4,396	0	(17)
	05/2015		JPY	9,189,367	$		76,911	253	0
	05/2015		MXN	50,444			3,338	38	0
	05/2015	$		49,790		MXN	753,037	0	(519)
	05/2015			1,007		NZD	1,317	0	(26)
	07/2015		BRL	270,374	$		97,767	15,331	0

BPS	04/2015			24,875			8,100	306	0
	04/2015		NZD	787			584	0	(4)
	04/2015	$		23,632		AUD	29,878	0	(875)
	04/2015			7,754		BRL	24,875	40	0
	05/2015		AUD	29,878	$		23,585	872	0
	01/2017		BRL	9,922			3,492	872	0

BRC	04/2015		ZAR	70,397			6,014	236	0
	05/2015	$		216		MXN	3,173	0	(9)

CBK	04/2015		AUD	29,878	$		23,208	451	0
	04/2015		CAD	17,544			14,030	178	0
	04/2015		HKD	103,745			13,377	0	(5)
	04/2015		JPY	8,188,000			67,473	0	(797)
	05/2015	$		3,186		CAD	4,024	0	(10)
	05/2015			5,638		MXN	84,623	7	(109)

DUB	01/2017			3,492		BRL	9,922	0	(872)

FBF	05/2015		MXN	75,323	$		5,061	132	0
	07/2015		BRL	44,849			15,981	2,306	0

GLM	04/2015			110,098			34,320	0	(177)
	04/2015		EUR	408,123			463,989	25,155	0
	04/2015	$		34,460		BRL	110,098	37	0
	04/2015			1,045		EUR	962	0	(11)
	04/2015			16,258		GBP	10,583	0	(559)
	04/2015			12,955		HKD	100,457	2	0
	05/2015		BRL	110,098	$		34,175	0	(38)
	05/2015	$		3,724		MXN	56,675	6	(22)

HUS	05/2015			2,871			44,447	44	(7)

JPM	04/2015		BRL	85,223	$		29,686	2,983	0
	04/2015		EUR	87,140			93,840	206	(63)
	04/2015		JPY	407,235			3,361	0	(34)
	04/2015	$		26,566		BRL	85,223	137	0
	04/2015			86,153		EUR	80,749	768	(95)
	04/2015			67,218		JPY	8,105,200	362	0
	04/2015			3,620		MXN	53,278	0	(131)
	04/2016		CNY	13,651	$		2,014	0	(134)
	04/2016	$		2,300		CNY	13,651	0	(152)

MSB	05/2015			3,225		CAD	4,090	3	0

SOG	04/2015			9,659			12,090	0	(113)
	05/2015		CAD	12,090	$		9,654	113	0

UAG	04/2015		GBP	705			1,061	15	0
	04/2015		JPY	8,699,332			72,810	277	0
	04/2015	$		466,114		EUR	424,241	0	(9,948)
	05/2015		EUR	424,241	$		466,319	9,951	0
	05/2015	$		3,667		GBP	2,461	0	(16)
	06/2015			18,901		INR	1,204,865	184	0

Total Forward Foreign Currency Contracts								$62,416	$(15,179)

64	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	89,400	$7,086	$249

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	01/11/2016		214,200	433	511

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		192,700	455	524

								$7,974	$1,284

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC EURO STOXX 50 Index	3,631.000	12/20/2019	EUR	2,365	$8,236	$12,568

SOG	Call - OTC EURO STOXX 50 Index	3,700.000	12/20/2019		26	10,049	12,947

						$18,285	$25,515

Total Purchased Options						$26,259	$26,799

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	36,900	$(58)	$(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.450%	05/20/2015	EUR	29,300	(21)	(19)

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	13,800	(20)	0
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	05/20/2015		55,800	(73)	(18)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.850%	06/17/2015		26,800	(34)	(24)
	Put - OTC CDX.IG-24 5-Year Index	Sell	0.850%	06/17/2015		29,400	(35)	(29)

GST	Put - OTC CDX.IG-24 5-Year Index	Sell	0.850%	06/17/2015		28,000	(36)	(27)

JPM	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	05/20/2015		28,300	(36)	(9)

							$(313)	$(127)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.650	05/27/2015	$	39,600	$(1,256)	$(7,212)

GLM	Call - OTC USD versus BRL		2.700	06/02/2015		21,000	(633)	(3,540)
	Call - OTC USD versus INR	INR	67.000	06/02/2015		28,100	(578)	(28)

							$(2,467)	$(10,780)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$27,900	$(240)	$(16)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	21,200	(273)	(13)

						$(513)	$(29)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	375,400	$(7,057)	$(618)

GLM	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350%	09/08/2015	EUR	133,600	(307)	(758)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	09/08/2015		133,600	(316)	(36)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.760%	01/11/2016	$	47,600	(433)	(568)

MYC	Call - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Receive	2.910%	08/17/2015		352,100	(1,268)	(2,617)
	Put - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Pay	2.910%	08/17/2015		352,100	(1,268)	(149)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		41,700	(469)	(483)

								$(11,118)	$(5,229)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	2,365	$(8,236)	$(5,028)

SOG	Put - OTC EURO STOXX 50 Index	2,400.000	12/20/2019		26	(8,178)	(6,280)

						$(16,414)	$(11,308)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC American Airlines Group, Inc.	$42.000	05/15/2015	$ 77	$(150)	$(23)
	Put - OTC Delta Air Lines, Inc.	39.000	06/19/2015	83	(142)	(72)
	Put - OTC United Continental Holdings	57.500	06/19/2015	56	(195)	(93)

					$(487)	$(188)

Total Written Options					$(31,312)	$(27,661)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	6,528	$711,190	EUR	148,700	$(11,957)
Sales	3,662	2,927,222		1,249,091	(32,923)
Closing Buys	0	(51,300)		0	74
Expirations	(7,836)	(1,510,486)		(1,002,000)	10,402
Exercised	(2,354)	(550,710)		(96,900)	3,092

Balance at End of Period	0	$1,525,916	EUR	298,891	$(31,312)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2020	2.737%	$	7,300	$(607)	$34	$0	$(573)
	Ford Motor Co.	5.000%	09/20/2021	1.126%		14,000	3,439	(143)	3,296	0
	Italy Government International Bond	1.000%	12/20/2018	0.802%		100	(5)	6	1	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		30,000	46	110	156	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.055%		2,600	(12)	30	18	0

BPS	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%		50,000	841	(312)	529	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.500%		4,600	(118)	48	0	(70)
	Petrobras International Finance Co.	1.000%	06/20/2015	6.943%		2,500	(17)	(15)	0	(32)
	Petrobras International Finance Co.	1.000%	06/20/2019	6.199%		3,250	(250)	(343)	0	(593)
	Petrobras International Finance Co.	1.000%	09/20/2019	6.167%		37,700	(2,053)	(5,108)	0	(7,161)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		8,000	(873)	(705)	0	(1,578)

BRC	Berkshire Hathaway, Inc.	1.000%	12/20/2021	0.825%		8,800	63	37	100	0
	Brazil Government International Bond	1.000%	03/20/2020	2.737%		7,200	(510)	(56)	0	(566)
	Ford Motor Co.	5.000%	09/20/2021	1.126%		15,000	3,653	(121)	3,532	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.224%		25,000	212	(160)	52	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.466%		2,500	29	23	52	0
	Italy Government International Bond	1.000%	12/20/2018	0.802%		4,600	(229)	264	35	0
	Italy Government International Bond	1.000%	03/20/2020	0.935%		5,000	(8)	25	17	0
	MetLife, Inc.	1.000%	12/20/2021	0.971%		7,000	23	(7)	16	0
	MetLife, Inc.	1.000%	03/20/2022	0.999%		2,800	(4)	5	1	0
	Shell International Finance BV	1.000%	03/20/2020	0.501%	EUR	850	19	3	22	0
	SoftBank Corp.	1.000%	12/20/2017	0.941%	JPY	60,000	(65)	66	1	0
	Statoil ASA	1.000%	06/20/2016	0.152%	$	8,600	168	(75)	93	0
	Tesco PLC	1.000%	12/20/2019	1.393%	EUR	4,000	(46)	(30)	0	(76)

CBK	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.475%		10,000	274	(59)	215	0
	Dominion Resources, Inc.	0.670%	06/20/2015	0.058%	$	100	0	0	0	0
	Italy Government International Bond	1.000%	03/20/2020	0.935%		10,000	(19)	53	34	0
	Tesco PLC	1.000%	12/20/2019	1.393%	EUR	2,200	(38)	(4)	0	(42)
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.133%	$	2,000	(5)	27	22	0

DUB	Berkshire Hathaway, Inc.	1.000%	03/20/2024	1.027%		10,000	(159)	141	0	(18)
	BP Capital Markets America, Inc.	1.000%	12/20/2018	0.475%	EUR	5,000	137	(30)	107	0
	Brazil Government International Bond	1.000%	06/20/2020	2.792%	$	5,400	(487)	31	0	(456)

66	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Danone	1.000%	03/20/2016	0.076%	$	2,000	$32	$(14)	$18	$0
	Italy Government International Bond	1.000%	12/20/2018	0.802%		1,800	(84)	97	13	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%		86,900	94	437	531	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		1,400	(2)	9	7	0
	MetLife, Inc.	1.000%	03/20/2021	0.872%		10,000	(32)	108	76	0
	MetLife, Inc.	1.000%	09/20/2021	0.941%		24,800	250	(153)	97	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		20,000	150	(175)	0	(25)
	Morgan Stanley	1.000%	03/20/2021	0.852%		24,700	(220)	434	214	0
	Pacific Gas & Electric Co.	1.000%	09/20/2016	0.125%		20,000	(202)	469	267	0
	Petrobras International Finance Co.	1.000%	06/20/2015	6.943%		33,100	(94)	(333)	0	(427)
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.055%		13,500	(17)	114	97	0
	Prudential Financial, Inc.	1.000%	09/20/2021	0.953%		47,300	509	(357)	152	0

FBF	American Airlines Group, Inc.	5.000%	12/20/2015	1.779%		3,100	63	14	77	0
	American Airlines Group, Inc.	5.000%	12/20/2016	2.326%		2,050	43	53	96	0
	Danone	1.000%	12/20/2015	0.064%	EUR	400	8	(5)	3	0
	Pacific Gas & Electric Co.	1.000%	09/20/2016	0.125%	$	5,000	(50)	117	67	0
	Potash Corp. of Saskatchewan, Inc.	1.000%	12/20/2015	0.055%		1,500	(11)	22	11	0
	Statoil ASA	1.000%	06/20/2016	0.152%		3,000	58	(26)	32	0
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.133%		2,700	(11)	41	30	0

GST	BP Capital Markets America, Inc.	1.000%	03/20/2016	0.154%		5,000	22	21	43	0
	BP Capital Markets America, Inc.	1.000%	06/20/2016	0.175%		5,500	49	9	58	0
	Brazil Government International Bond	1.000%	03/20/2020	2.737%		800	(68)	5	0	(63)
	Chesapeake Energy Corp.	5.000%	03/20/2020	3.847%		8,300	458	(32)	426	0
	Continental Resources, Inc.	1.000%	06/20/2016	1.460%		1,500	19	(27)	0	(8)
	Enbridge, Inc.	1.000%	09/20/2017	0.985%		9,000	155	(148)	7	0
	Forest Oil Corp.	5.000%	06/20/2018	132.165%		4,900	(107)	(3,875)	0	(3,982)
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	09/20/2017	1.175%		3,000	(106)	94	0	(12)
	Gilead Sciences, Inc.	1.000%	06/20/2017	0.115%		5,000	(19)	120	101	0
	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR	1,700	(73)	(242)	0	(315)
	Mexico Government International Bond	1.000%	03/20/2019	1.041%	$	4,500	17	(23)	0	(6)
	Pacific Gas & Electric Co.	1.000%	09/20/2016	0.125%		2,500	(25)	59	34	0
	Petrobras International Finance Co.	1.000%	09/20/2019	6.167%		9,600	(545)	(1,278)	0	(1,823)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		3,000	(334)	(258)	0	(592)
	Russia Government International Bond	1.000%	06/20/2020	4.096%		1,400	(186)	(7)	0	(193)
	Shell International Finance BV	1.000%	03/20/2020	0.501%	EUR	1,800	42	6	48	0
	SoftBank Corp.	1.000%	12/20/2017	0.941%	JPY	150,000	(164)	166	2	0
	Spain Government International Bond	1.000%	06/20/2020	0.761%	$	26,600	370	9	379	0
	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.731%		3,000	(47)	210	163	0

HUS	Brazil Government International Bond	1.000%	03/20/2020	2.737%		2,500	(200)	3	0	(197)
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		32,250	(50)	53	3	0
	Petrobras International Finance Co.	1.000%	06/20/2019	6.199%		5,400	(445)	(540)	0	(985)
	Toyota Motor Credit Corp.	1.000%	06/20/2016	0.133%		10,000	(60)	171	111	0

JPM	Brazil Government International Bond	1.000%	03/20/2020	2.737%		2,700	(231)	19	0	(212)
	Danone	1.000%	12/20/2015	0.064%	EUR	14,200	270	(160)	110	0
	Encana Corp.	1.000%	06/20/2018	1.013%	$	1,600	(37)	37	0	0
	Exelon Corp.	1.000%	06/20/2016	0.065%		40,000	(38)	514	476	0
	Italy Government International Bond	1.000%	06/20/2020	0.956%		5,000	(6)	19	13	0
	Masco Corp.	5.000%	09/20/2020	1.197%		5,000	709	287	996	0
	SoftBank Corp.	1.000%	12/20/2017	0.941%	JPY	110,000	(117)	119	2	0
	Williams Cos., Inc.	1.000%	09/20/2019	1.562%	$	2,800	7	(73)	0	(66)

MYC	Brazil Government International Bond	1.000%	12/20/2018	2.446%		25,300	(1,222)	(57)	0	(1,279)
	Chesapeake Energy Corp.	5.000%	03/20/2020	3.847%		6,500	356	(23)	333	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	09/20/2017	1.175%		8,000	(144)	112	0	(32)
	Italy Government International Bond	1.000%	12/20/2018	0.802%		17,500	(815)	947	132	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		2,900	6	14	20	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%		44,400	(173)	444	271	0
	Italy Government International Bond	1.000%	06/20/2020	0.956%		10,100	(17)	42	25	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		18,950	(69)	71	2	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		22,450	173	(201)	0	(28)
	Russian Railways	1.000%	03/20/2016	4.890%		1,500	(33)	(22)	0	(55)
	Spain Government International Bond	1.000%	06/20/2020	0.761%		25,000	322	(16)	306	0
	Teck Resources Ltd.	1.000%	03/20/2021	2.726%		10,000	(521)	(393)	0	(914)

RYL	Canadian Natural Resources Ltd.	1.000%	09/20/2015	0.170%		800	(4)	7	3	0
	Pacific Gas & Electric Co.	1.000%	09/20/2016	0.125%		2,500	(26)	59	33	0

SOG	Statoil ASA	1.000%	06/20/2016	0.152%		8,600	164	(71)	93	0

UAG	Statoil ASA	1.000%	06/20/2016	0.152%		5,000	100	(46)	54	0

							$1,240	$(9,288)	$14,331	$(22,379)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
CBK	MCDX-23 10-Year Index	1.000%	12/20/2024	$11,100	$ (212)	$(102)	$0	$(314)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	42,800	$(65)	$(315)	$0	$(380)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	3,900	(8)	0	0	(8)
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019		4,300	(1)	(66)	0	(67)
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019		3,500	0	(39)	0	(39)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019		5,750	29	(13)	16	0

BPS	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	18,400	(9)	(78)	0	(87)
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019	EUR	12,500	(22)	(173)	0	(195)
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019		17,600	(54)	(142)	0	(196)
	Pay	3-Month EUR-EXT-CPI Index	0.850%	12/15/2019		1,900	1	(6)	0	(5)

CBK	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/22/2019		3,600	(13)	(27)	0	(40)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/15/2019		3,900	17	(7)	10	0
	Pay	3-Month EUR-EXT-CPI Index	1.110%	03/10/2021		5,600	0	(23)	0	(23)
	Pay	3-Month NZD-LIBOR	5.000%	12/17/2024	NZD	8,000	135	550	685	0

DUB	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	65,000	(67)	(509)	0	(576)
	Pay	1-Year BRL-CDI	12.000%	01/04/2021		83,000	25	(539)	0	(514)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		153,000	(45)	(381)	0	(426)
	Pay	3-Month EUR-EXT-CPI Index	0.600%	12/15/2018	EUR	1,900	(2)	7	5	0
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019		3,000	2	(49)	0	(47)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/15/2019		7,600	9	12	21	0
	Pay	3-Month NZD-LIBOR	5.000%	12/17/2024	NZD	24,200	432	1,641	2,073	0
	Pay	3-Month USD-CPURNSA Index	1.540%	11/07/2016	$	3,300	0	(68)	0	(68)

FBF	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	16,400	(21)	(124)	0	(145)

GLM	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019	EUR	8,500	31	(163)	0	(132)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	10/15/2019		13,400	(31)	(44)	0	(75)
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019		20,000	(13)	(210)	0	(223)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	11/15/2019		36,250	12	(179)	0	(167)
	Pay	3-Month EUR-EXT-CPI Index	1.110%	03/10/2021		5,600	0	(23)	0	(23)

HUS	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	80,000	(32)	(191)	0	(223)

JPM	Pay	3-Month NZD-LIBOR	5.000%	12/17/2024	NZD	6,200	109	422	531	0

MYC	Pay	3-Month EUR-EXT-CPI Index	0.350%	12/15/2017	EUR	2,150	0	8	8	0
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019		1,900	1	(11)	0	(10)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019		2,150	5	(5)	0	0
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$	12,900	0	(264)	0	(264)

UAG	Pay	3-Month EUR-EXT-CPI Index	0.600%	12/15/2018	EUR	1,950	1	4	5	0
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019		4,900	1	(27)	0	(26)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019		3,900	3	(3)	0	0

							$430	$(1,035)	$3,354	$(3,959)

Total Swap Agreements							$1,458	$(10,425)	$17,685	$(26,652)

68	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(k)	Securities with an aggregate market value of $20,894 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$14	$0	$0	$14	$(6)	$0	$0	$(6)	$8	$0	$8
BOA	16,759	0	3,487	20,246	(992)	(7,213)	(1,067)	(9,272)	10,974	(11,340)	(366)
BPS	2,090	0	529	2,619	(879)	(19)	(9,917)	(10,815)	(8,196)	7,999	(197)
BRC	236	0	3,921	4,157	(9)	(71)	(642)	(722)	3,435	(3,400)	35
CBK	636	0	966	1,602	(921)	(29)	(419)	(1,369)	233	0	233
DUB	0	12,817	3,678	16,495	(872)	(5,834)	(2,557)	(9,263)	7,232	(7,220)	12
FBF	2,438	0	316	2,754	0	0	(145)	(145)	2,609	(2,770)	(161)
GLM	25,200	511	0	25,711	(807)	(4,930)	(620)	(6,357)	19,354	(15,950)	3,404
GST	0	0	1,261	1,261	0	(27)	(6,994)	(7,021)	(5,760)	6,260	500
HUS	44	0	114	158	(7)	0	(1,405)	(1,412)	(1,254)	1,576	322
JPM	4,456	0	2,128	6,584	(609)	(9)	(278)	(896)	5,688	(5,995)	(307)
MSB	3	0	0	3	0	0	0	0	3	0	3
MYC	0	524	1,097	1,621	0	(3,249)	(2,582)	(5,831)	(4,210)	4,236	26
RYL	0	0	36	36	0	0	0	0	36	0	36
SOG	113	12,947	93	13,153	(113)	(6,280)	0	(6,393)	6,760	(7,350)	(590)
UAG	10,427	0	59	10,486	(9,964)	0	(26)	(9,990)	496	(370)	126

Total Over the Counter	$62,416	$26,799	$17,685	$106,900	$(15,179)	$(27,661)	$(26,652)	$(69,492)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,179	$2,179
Swap Agreements	0	330	0	0	566	896

	$0	$330	$0	$0	$2,745	$3,075

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$62,416	$0	$62,416
Purchased Options	0	0	25,515	0	1,284	26,799
Swap Agreements	0	14,331	0	0	3,354	17,685

	$0	$14,331	$25,515	$62,416	$4,638	$106,900

	$0	$14,661	$25,515	$62,416	$7,383	$109,975

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,102	$1,102
Swap Agreements	0	2	0	0	1,246	1,248

	$0	$2	$0	$0	$2,348	$2,350

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,179	$0	$15,179
Written Options	0	127	11,496	10,780	5,258	27,661
Swap Agreements	0	22,693	0	0	3,959	26,652

	$0	$22,820	$11,496	$25,959	$9,217	$69,492

	$0	$22,822	$11,496	$25,959	$11,565	$71,842

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Schedule of Investments PIMCO Investment Grade Corporate Bond Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$2,855	$2,855
Futures	0	0	755	0	54,153	54,908
Swap Agreements	0	15,531	0	0	(26,401)	(10,870)

	$0	$15,531	$755	$0	$30,607	$46,893

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$103,181	$0	$103,181
Written Options	0	2,758	1,128	1,073	2,657	7,616
Swap Agreements	0	28,298	0	0	12,777	41,075

	$0	$31,056	$1,128	$104,254	$15,434	$151,872

	$0	$46,587	$1,883	$104,254	$46,041	$198,765

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(579)	$(579)
Futures	0	0	0	0	8,603	8,603
Swap Agreements	0	788	0	0	(11,114)	(10,326)

	$0	$788	$0	$0	$(3,090)	$(2,302)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,806	$0	$49,806
Purchased Options	0	0	7,230	0	(8,568)	(1,338)
Written Options	0	(35)	5,405	(8,830)	8,842	5,382
Swap Agreements	0	(27,827)	0	0	(9,418)	(37,245)

	$0	$(27,862)	$12,635	$40,976	$(9,144)	$16,605

	$0	$(27,074)	$12,635	$40,976	$(12,234)	$14,303

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$437,104	$144,369	$581,473
Corporate Bonds & Notes
Banking & Finance	0	2,431,699	37,104	2,468,803
Industrials	0	1,253,838	79,013	1,332,851
Utilities	0	486,203	9,958	496,161
Municipal Bonds & Notes
California	0	6,892	0	6,892
Colorado	0	9,374	0	9,374
New Jersey	0	1,967	0	1,967
New York	0	3,525	0	3,525
Ohio	0	6,328	0	6,328
Washington	0	2,275	0	2,275
U.S. Government Agencies	0	9,690	0	9,690
U.S. Treasury Obligations	0	1,204,611	0	1,204,611
Mortgage-Backed Securities	0	170,084	0	170,084
Asset-Backed Securities	0	281,468	10,518	291,986
Sovereign Issues	0	233,929	0	233,929
Convertible Preferred Securities
Banking & Finance	0	15,166	0	15,166
Preferred Securities
Banking & Finance	1,799	32,803	0	34,602
Short-Term Instruments
Certificates of Deposit	0	165,687	0	165,687
Repurchase Agreements	0	4,547	0	4,547
U.S. Treasury Bills	0	10,579	0	10,579
	$1,799	$6,767,769	$280,962	$7,050,530

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$197,157	$0	$0	$197,157

Total Investments	$198,956	$6,767,769	$280,962	$7,247,687

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,179	896	0	3,075
Over the counter	0	106,900	0	106,900
	$2,179	$107,796	$0	$109,975

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(941)	(1,248)	0	(2,189)
Over the counter	0	(69,484)	(8)	(69,492)
	$(941)	$(70,732)	$(8)	$(71,681)

Totals	$200,194	$6,804,833	$280,954	$7,285,981

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

70	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)		Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$23,113	$134,754		$(20,189)	$0	$26	$360	$6,305	$0	$144,369	$391
Corporate Bonds & Notes
Banking & Finance	24,504	30,763		(1,478)	(72)	35	1,473	0	(18,121)	37,104	1,301
Industrials	91,297	19,560		(30,404)	(258)	1,056	(2,238)	0	0	79,013	(145)
Utilities	5,187	0		(703)	0	0	434	5,040	0	9,958	491
Asset-Backed Securities	8,345	2,489		(248)	0	0	(68)	0	0	10,518	16

	$152,446	$187,566	$	(53,022)	$(330)	$1,117	$(39)	$11,345	$(18,121)	$280,962	$2,054

Financial Derivative Instruments - Assets
Over the counter	297	0		0	0	0	(87)	0	(210)	0	0

Financial Derivative Instruments - Liabilities
Over the counter	(45)	19		0	0	0	(11)	0	29	(8)	(8)

Totals	$152,698	$187,585		$(53,022)	$(330)	$1,117	$(137)	$11,345	$(18,302)	$280,954	$2,046

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$131,040	Benchmark Pricing	Base Price	99.30-101.75
	13,329	Third Party Vendor	Broker Quote	96.00-100.13
Corporate Bonds & Notes
Banking & Finance	37,104	Benchmark Pricing	Base Price	100.00-102.75
Industrials	79,013	Third Party Vendor	Broker Quote	100.75-118.25
Utilities	4,834	Benchmark Pricing	Base Price	104.61
	5,124	Third Party Vendor	Broker Quote	100.75-106.90
Asset-Backed Securities	10,518	Third Party Vendor	Broker Quote	99.88-100.26

Financial Derivative Instruments - Liabilities
Over the counter	(8)	Indicative Market Quotation	Broker Quote	(0.57)

Total	$280,954

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Schedule of Investments PIMCO Long Duration Total Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.8%

BANK LOAN OBLIGATIONS 0.4%
H.J. Heinz Co.
3.250% due 06/05/2020	$10,532	$10,553
Rise Ltd.
4.750% due 01/31/2021 (d)	6,450	6,537

Total Bank Loan Obligations (Cost $17,005)		17,090

CORPORATE BONDS & NOTES 47.4%

BANKING & FINANCE 15.6%
AIG SunAmerica Global Financing
6.900% due 03/15/2032	735	1,039
Alleghany Corp.
4.900% due 09/15/2044	2,500	2,644
American International Group, Inc.
6.250% due 05/01/2036	7,180	9,389
6.820% due 11/15/2037	1,680	2,328
8.175% due 05/15/2068	3,400	4,838
Asian Development Bank
5.820% due 06/16/2028	500	670
Aviation Loan Trust
2.381% due 12/15/2022	4,540	4,206
Banco del Estado de Chile
2.000% due 11/09/2017	12,000	12,081
Banco do Brasil S.A.
3.875% due 10/10/2022	13,200	12,223
Banco Santander Chile
3.875% due 09/20/2022	6,920	7,088
Bank of America Corp.
0.588% due 08/15/2016	100	99
6.250% due 09/05/2024 (c)	11,000	11,261
7.750% due 05/14/2038	400	578
Bank of America N.A.
6.000% due 10/15/2036	12,790	16,496
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.850% due 09/08/2021	11,900	12,092
Bank One Corp.
7.625% due 10/15/2026	95	126
8.000% due 04/29/2027	100	139
Barclays Bank PLC
10.179% due 06/12/2021	11,560	15,853
BBVA Bancomer S.A.
6.500% due 03/10/2021	3,900	4,336
Berkshire Hathaway, Inc.
4.500% due 02/11/2043	22,400	25,339
BNP Paribas S.A.
5.186% due 06/29/2015 (c)	3,100	3,124
BPCE S.A.
4.625% due 07/11/2024	10,700	11,001
Brown & Brown, Inc.
4.200% due 09/15/2024	3,000	3,068
Citigroup, Inc.
6.625% due 06/15/2032	4,250	5,315
6.675% due 09/13/2043	4,900	6,559
8.125% due 07/15/2039	10,000	15,784
CME Group, Inc.
5.300% due 09/15/2043	3,740	4,661
Credit Agricole S.A.
8.375% due 10/13/2019 (c)	10,000	11,871
Credit Suisse AG
6.500% due 08/08/2023	15,000	17,164
Denali Borrower LLC
5.625% due 10/15/2020	4,400	4,662

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche Annington Finance BV
5.000% due 10/02/2023		$3,100	$3,393
Fidelity National Financial, Inc.
5.500% due 09/01/2022		700	765
First American Financial Corp.
4.300% due 02/01/2023		4,500	4,521
FMR LLC
4.950% due 02/01/2033		3,000	3,378
5.150% due 02/01/2043		11,300	13,200
Ford Holdings LLC
9.300% due 03/01/2030		10,000	15,395
General Electric Capital Corp.
5.875% due 01/14/2038		9,600	12,439
6.150% due 08/07/2037		4,455	5,934
6.375% due 11/15/2067		250	272
6.750% due 03/15/2032		18,880	26,189
6.875% due 01/10/2039		6,600	9,528
Goldman Sachs Group, Inc.
5.700% due 05/10/2019 (c)		13,400	13,831
6.125% due 02/15/2033		350	448
6.450% due 05/01/2036		900	1,129
6.750% due 10/01/2037		17,185	22,611
HCP, Inc.
6.750% due 02/01/2041		800	1,080
Health Care REIT, Inc.
5.125% due 03/15/2043		12,400	14,055
HSBC Bank USA N.A.
5.625% due 08/15/2035		400	498
5.875% due 11/01/2034		230	291
7.000% due 01/15/2039		19,550	27,720
HSBC Holdings PLC
6.375% due 09/17/2024 (c)		9,000	9,203
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		8,600	8,404
JPMorgan Chase & Co.
5.000% due 07/01/2019 (c)		11,400	11,257
6.100% due 10/01/2024 (c)		13,900	14,352
7.900% due 04/30/2018 (c)		1,400	1,514
Kilroy Realty LP
4.250% due 08/15/2029		8,900	9,300
LBG Capital PLC
15.000% due 12/21/2019	GBP	6,200	12,994
15.000% due 12/21/2019	EUR	500	806
LeasePlan Corp. NV
2.500% due 05/16/2018		$2,800	2,833
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		1,200	174
Lloyds Bank PLC
12.000% due 12/16/2024 (c)		3,500	5,040
MetLife, Inc.
5.700% due 06/15/2035		5,500	6,998
Moody’s Corp.
5.250% due 07/15/2044		8,000	9,123
Morgan Stanley
6.375% due 07/24/2042		6,600	8,836
Mutual of Omaha Insurance Co.
4.297% due 07/15/2054		8,200	8,414
Navient Corp.
5.625% due 08/01/2033		6,400	5,272
8.000% due 03/25/2020		3,900	4,348
New York Life Insurance Co.
6.750% due 11/15/2039		2,500	3,594
North American Development Bank
4.375% due 02/11/2020		10,625	11,787
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		10,000	13,292

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	$1,200	$1,211
4.950% due 04/01/2024	2,000	2,117
Pacific Life Insurance Co.
9.250% due 06/15/2039	14,800	23,752
Rabobank Group
11.000% due 06/30/2019 (c)	8,200	10,578
Regions Financial Corp.
7.375% due 12/10/2037	4,000	5,252
Resona Bank Ltd.
5.850% due 04/15/2016 (c)	100	104
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)	7,000	8,295
7.648% due 09/30/2031 (c)	5,190	6,565
Sberbank of Russia Via SB Capital S.A.
5.400% due 03/24/2017	1,000	980
5.717% due 06/16/2021	3,200	2,934
6.125% due 02/07/2022	1,000	936
Teachers Insurance & Annuity Association of America
4.375% due 09/15/2054	11,800	12,307
6.850% due 12/16/2039	6,900	9,650
Vnesheconombank Via VEB Finance PLC
6.800% due 11/22/2025	2,300	1,949
Wachovia Corp.
5.625% due 10/15/2016	100	107
Wells Fargo & Co.
5.875% due 06/15/2025 (c)	1,600	1,696
5.900% due 06/15/2024 (c)	8,200	8,559
Wells Fargo Bank N.A.
6.600% due 01/15/2038	8,061	11,437
Weyerhaeuser Co.
7.375% due 03/15/2032	18,900	25,462

		684,143

INDUSTRIALS 19.6%
21st Century Fox America, Inc.
6.150% due 02/15/2041	14,800	19,206
6.200% due 12/15/2034	300	384
AbbVie, Inc.
2.900% due 11/06/2022	6,800	6,770
Actavis Funding SCS
3.850% due 06/15/2024	7,477	7,738
4.750% due 03/15/2045	10,000	10,656
4.850% due 06/15/2044	3,800	4,053
Actavis, Inc.
4.625% due 10/01/2042	600	614
ADT Corp.
4.125% due 06/15/2023	12,700	11,906
Alibaba Group Holding Ltd.
4.500% due 11/28/2034	600	607
ALROSA Finance S.A.
7.750% due 11/03/2020	800	804
Altria Group, Inc.
9.950% due 11/10/2038	3,074	5,352
America Movil S.A.B. de C.V.
6.125% due 03/30/2040	5,000	6,249
6.375% due 03/01/2035	700	882
American Airlines Pass-Through Trust
3.700% due 04/01/2028	2,500	2,588
Amgen, Inc.
5.650% due 06/15/2042	14,800	18,207
6.375% due 06/01/2037	2,500	3,244
6.400% due 02/01/2039	5,000	6,508
6.900% due 06/01/2038	1,200	1,663
AngloGold Ashanti Holdings PLC
6.500% due 04/15/2040	8,100	7,550

72	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Barrick Gold Corp.
5.800% due 11/15/2034	$10	$10
Barrick International Barbados Corp.
6.350% due 10/15/2036	10,490	10,979
Boston Scientific Corp.
7.375% due 01/15/2040	12,750	17,242
Burlington Northern Santa Fe LLC
4.550% due 09/01/2044	1,300	1,431
6.530% due 07/15/2037	200	272
Cameron International Corp.
5.950% due 06/01/2041	8,100	9,009
Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,297
6.500% due 02/15/2037	250	294
CBS Corp.
3.700% due 08/15/2024	9,500	9,801
4.850% due 07/01/2042	7,354	7,784
CC Holdings GS LLC
3.849% due 04/15/2023	2,300	2,332
Cenovus Energy, Inc.
6.750% due 11/15/2039	6,400	7,675
CenterPoint Energy Resources Corp.
5.850% due 01/15/2041	4,600	5,777
Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,486
Comcast Corp.
6.400% due 03/01/2040	4,000	5,471
6.550% due 07/01/2039	1,150	1,577
7.050% due 03/15/2033	7,590	10,799
ConAgra Foods, Inc.
4.650% due 01/25/2043	1,650	1,662
Conoco Funding Co.
7.250% due 10/15/2031	10	14
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,840	2,975
Corp. Nacional del Cobre de Chile
7.500% due 01/15/2019	200	238
Cox Communications, Inc.
8.375% due 03/01/2039	16,438	23,422
Crown Americas LLC
6.250% due 02/01/2021	10,000	10,587
Crown Castle Towers LLC
6.113% due 01/15/2040	1,100	1,258
CSX Corp.
6.150% due 05/01/2037	800	1,052
CVS Pass-Through Trust
4.704% due 01/10/2036	6,298	6,914
5.789% due 01/10/2026	2,483	2,814
6.036% due 12/10/2028	126	150
7.507% due 01/10/2032	19,146	24,916
Deutsche Telekom International Finance BV
8.750% due 06/15/2030	15,327	23,372
Devon Energy Corp.
7.950% due 04/15/2032	6,905	9,552
Discovery Communications LLC
4.950% due 05/15/2042	8,207	8,698
DISH DBS Corp.
5.000% due 03/15/2023	8,500	8,286
Domtar Corp.
6.750% due 02/15/2044	5,000	5,782
Dow Chemical Co.
9.400% due 05/15/2039	9,000	14,945
Ecopetrol S.A.
5.875% due 09/18/2023	5,500	5,918
Eli Lilly & Co.
5.550% due 03/15/2037	35	44

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Enbridge Energy Partners LP
6.300% due 12/15/2034	$900	$1,032
Encana Corp.
6.625% due 08/15/2037	6,400	7,422
Energy Transfer Partners LP
6.625% due 10/15/2036	5,200	6,204
Enterprise Products Operating LLC
5.750% due 03/01/2035	600	713
5.950% due 02/01/2041	1,500	1,827
6.125% due 10/15/2039	800	987
6.875% due 03/01/2033	10,000	13,166
Forest Laboratories, Inc.
4.375% due 02/01/2019	1,000	1,072
Freeport-McMoRan, Inc.
3.875% due 03/15/2023	3,200	2,967
5.450% due 03/15/2043	12,800	11,497
Georgia-Pacific LLC
5.400% due 11/01/2020	1,900	2,170
7.750% due 11/15/2029	80	113
8.000% due 01/15/2024	1,750	2,326
8.875% due 05/15/2031	5,700	8,627
Gerdau Trade, Inc.
5.750% due 01/30/2021	100	100
Goldcorp, Inc.
3.625% due 06/09/2021	2,600	2,647
5.450% due 06/09/2044	2,300	2,407
GTL Trade Finance, Inc.
5.893% due 04/29/2024	1,245	1,206
Hess Corp.
7.300% due 08/15/2031	1,300	1,588
HJ Heinz Finance Co.
7.125% due 08/01/2039	7,850	10,499
KeySpan Corp.
5.803% due 04/01/2035	120	147
Kinder Morgan Energy Partners LP
5.500% due 03/01/2044	10,000	10,499
5.800% due 03/15/2035	4,450	4,912
6.500% due 09/01/2039	7,000	7,993
6.950% due 01/15/2038	7,470	8,880
7.300% due 08/15/2033	3,000	3,634
Kraft Foods Group, Inc.
6.500% due 02/09/2040	13,500	17,543
Kroger Co.
6.900% due 04/15/2038	9,600	13,151
7.500% due 04/01/2031	200	273
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	1,400	1,337
Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	3,289
McDonald’s Corp.
5.700% due 02/01/2039	55	69
McKesson Corp.
2.700% due 12/15/2022	3,500	3,481
Meccanica Holdings USA, Inc.
6.250% due 01/15/2040	2,900	2,972
Microsoft Corp.
3.500% due 02/12/2035	9,400	9,396
4.000% due 02/12/2055	1,900	1,903
Molson Coors Brewing Co.
5.000% due 05/01/2042	4,200	4,477
Motorola Solutions, Inc.
5.500% due 09/01/2044	7,900	8,630
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (c)	10,000	10,652
NBCUniversal Media LLC
6.400% due 04/30/2040	9,500	13,027

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newmont Mining Corp.
6.250% due 10/01/2039	$10,200	$10,416
ONEOK Partners LP
6.125% due 02/01/2041	7,915	8,082
Oracle Corp.
4.300% due 07/08/2034	2,000	2,175
4.500% due 07/08/2044	900	1,006
Packaging Corp. of America
3.650% due 09/15/2024	1,600	1,612
Pfizer, Inc.
7.200% due 03/15/2039	2,330	3,438
Philip Morris International, Inc.
3.600% due 11/15/2023	1,800	1,908
6.375% due 05/16/2038	2,400	3,192
PPG Industries, Inc.
5.500% due 11/15/2040	6,800	8,384
Pride International, Inc.
7.875% due 08/15/2040	8,100	9,426
QVC, Inc.
5.950% due 03/15/2043	3,500	3,595
Reynolds American, Inc.
6.150% due 09/15/2043	3,500	4,341
7.250% due 06/15/2037	200	264
Rockies Express Pipeline LLC
6.850% due 07/15/2018	200	217
6.875% due 04/15/2040	7,500	8,231
SES S.A.
3.600% due 04/04/2023	4,600	4,827
5.300% due 04/04/2043	3,800	4,306
Southern Copper Corp.
5.250% due 11/08/2042	8,000	7,181
Stanley Black & Decker, Inc.
5.200% due 09/01/2040	2,035	2,414
Statoil ASA
4.250% due 11/23/2041	2,500	2,691
Suncor Energy, Inc.
6.500% due 06/15/2038	800	1,031
6.850% due 06/01/2039	2,500	3,305
Sunoco Logistics Partners Operations LP
4.950% due 01/15/2043	2,000	1,969
Teck Resources Ltd.
6.000% due 08/15/2040	5,000	4,773
Telefonica Emisiones S.A.U.
7.045% due 06/20/2036	7,100	9,839
Tennessee Gas Pipeline Co. LLC
7.000% due 10/15/2028	3,000	3,700
7.625% due 04/01/2037	4,720	6,089
8.375% due 06/15/2032	3,600	4,668
Teva Pharmaceutical Finance Co. LLC
6.150% due 02/01/2036	49	63
Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	4,287
Time Warner Cable, Inc.
5.875% due 11/15/2040	1,000	1,200
6.550% due 05/01/2037	14,450	18,207
6.750% due 06/15/2039	2,700	3,473
7.300% due 07/01/2038	1,225	1,657
Time Warner, Inc.
6.100% due 07/15/2040	7,780	9,865
6.500% due 11/15/2036	8,662	11,278
7.700% due 05/01/2032	70	100
Topaz Solar Farms LLC
4.875% due 09/30/2039	6,100	6,738
TransCanada PipeLines Ltd.
7.625% due 01/15/2039	6,000	8,671
Transocean, Inc.
6.800% due 03/15/2038	9,100	6,552

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	73

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	$6,408	$6,648
4.625% due 12/03/2026	6,068	6,493
5.900% due 04/01/2026	3,577	4,087
United Airlines Pass-Through Trust
4.000% due 10/11/2027	2,000	2,110
4.300% due 02/15/2027	14,165	15,121
Vale Overseas Ltd.
6.875% due 11/21/2036	760	739
6.875% due 11/10/2039	1,400	1,376
8.250% due 01/17/2034	3,610	4,053
Viacom, Inc.
4.375% due 03/15/2043	3,598	3,368
5.850% due 09/01/2043	8,100	9,152
Wal-Mart Stores, Inc.
6.500% due 08/15/2037	22,676	31,788
Williams Cos., Inc.
8.750% due 03/15/2032	309	371
Williams Partners LP
4.900% due 01/15/2045	13,600	12,803
5.400% due 03/04/2044	1,700	1,712
6.300% due 04/15/2040	2,200	2,429
Yum! Brands, Inc.
6.875% due 11/15/2037	26	34

		864,106

UTILITIES 12.2%
AEP Texas Central Co.
6.650% due 02/15/2033	1,800	2,414
AGL Capital Corp.
5.875% due 03/15/2041	9,600	12,615
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	5,400	5,713
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	11,500	12,197
American Water Capital Corp.
4.300% due 12/01/2042	2,600	2,818
Anadarko Finance Co.
7.500% due 05/01/2031	13,522	17,983
AT&T, Inc.
5.350% due 09/01/2040	29,422	32,227
6.300% due 01/15/2038	13,750	16,517
6.500% due 09/01/2037	50	61
Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	2,305	3,019
6.500% due 09/15/2037	5,300	7,200
BG Energy Capital PLC
5.125% due 10/15/2041	6,100	6,931
British Telecommunications PLC
9.625% due 12/15/2030	730	1,206
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019	5,900	5,559
Cleco Power LLC
6.000% due 12/01/2040	4,700	5,830
CMS Energy Corp.
6.250% due 02/01/2020	2,500	2,957
ConocoPhillips Canada Funding Co.
5.950% due 10/15/2036	5,000	6,345
Consolidated Edison Co. of New York, Inc.
6.750% due 04/01/2038	9,190	13,119
DTE Electric Co.
3.950% due 06/15/2042	1,600	1,696
4.300% due 07/01/2044	4,000	4,470
Duke Energy Carolinas LLC
6.050% due 04/15/2038	2,000	2,727

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Duke Energy Florida, Inc.
3.850% due 11/15/2042	$4,600	$4,790
6.350% due 09/15/2037	200	284
Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	130
Duke Energy Progress, Inc.
6.300% due 04/01/2038	800	1,128
Electricite de France S.A.
5.625% due 01/22/2024 (c)	9,800	10,439
Entergy Mississippi, Inc.
3.100% due 07/01/2023	5,000	5,115
FirstEnergy Corp.
7.375% due 11/15/2031	8,950	11,396
FirstEnergy Solutions Corp.
6.800% due 08/15/2039	1,200	1,285
Florida Power & Light Co.
4.050% due 10/01/2044	1,805	1,965
5.625% due 04/01/2034	100	130
5.850% due 02/01/2033	60	78
5.950% due 02/01/2038	200	273
5.960% due 04/01/2039	5,000	6,892
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	6,800	5,508
Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028	8,400	7,035
8.146% due 04/11/2018	1,050	1,103
9.250% due 04/23/2019	225	243
Indiana Michigan Power Co.
6.050% due 03/15/2037	800	1,036
Kentucky Utilities Co.
5.125% due 11/01/2040	5,900	7,392
Koninklijke KPN NV
8.375% due 10/01/2030	3,000	4,331
Laclede Group, Inc.
1.007% due 08/15/2017	5,000	4,997
Majapahit Holding BV
7.875% due 06/29/2037	2,900	3,737
NGPL PipeCo LLC
7.768% due 12/15/2037	8,695	9,271
Niagara Mohawk Power Corp.
4.119% due 11/28/2042	3,500	3,726
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016	1,500	1,514
Ohio Power Co.
5.850% due 10/01/2035	100	127
6.000% due 06/01/2016	20	21
6.600% due 02/15/2033	30	40
6.600% due 03/01/2033	65	87
Oncor Electric Delivery Co. LLC
7.250% due 01/15/2033	3,000	4,347
Orange S.A.
9.000% due 03/01/2031	4,875	7,545
Pacific Gas & Electric Co.
6.350% due 02/15/2038	13,200	17,941
PacifiCorp
5.750% due 04/01/2037	60	79
6.000% due 01/15/2039	2,040	2,761
6.100% due 08/01/2036	60	81
Petrobras Global Finance BV
4.875% due 03/17/2020	2,000	1,801
5.375% due 01/27/2021	7,800	7,114
6.875% due 01/20/2040	11,900	10,871
7.875% due 03/15/2019	10,500	10,747
Petroleos Mexicanos
5.625% due 01/23/2046	8,800	8,974
6.500% due 06/02/2041	23,400	26,618
6.625% due 06/15/2035	520	598

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.625% due 06/15/2038	$3,600	$4,068
Plains All American Pipeline LP
2.850% due 01/31/2023	12,400	12,106
3.600% due 11/01/2024	2,200	2,213
PPL Electric Utilities Corp.
5.200% due 07/15/2041	1,600	2,003
Progress Energy, Inc.
7.750% due 03/01/2031	3,500	5,079
PSEG Power LLC
8.625% due 04/15/2031	600	885
Public Service Co. of Colorado
6.250% due 09/01/2037	235	336
Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	6,171
5.800% due 05/01/2037	145	194
Puget Energy, Inc.
6.000% due 09/01/2021	7,400	8,749
Qtel International Finance Ltd.
5.000% due 10/19/2025	900	1,002
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	982
Rosneft Finance S.A.
6.625% due 03/20/2017	500	503
7.500% due 07/18/2016	1,100	1,124
Shell International Finance BV
3.625% due 08/21/2042	1,600	1,585
Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	5,142
Southern California Edison Co.
5.625% due 02/01/2036	2,000	2,601
6.000% due 01/15/2034	3,600	4,829
Telecom Italia Capital S.A.
7.721% due 06/04/2038	3,900	4,573
Verizon Communications, Inc.
4.522% due 09/15/2048	49,586	49,409
4.672% due 03/15/2055	11,328	11,145
4.862% due 08/21/2046	24,000	25,191
5.012% due 08/21/2054	10,819	11,276
5.850% due 09/15/2035	3,062	3,632
6.400% due 09/15/2033	2,052	2,566
6.550% due 09/15/2043	537	698
Virginia Electric & Power Co.
6.000% due 01/15/2036	20	27
Vodafone Group PLC
6.150% due 02/27/2037	10,410	12,674

		537,917

Total Corporate Bonds & Notes (Cost $1,868,070)		2,086,166

MUNICIPAL BONDS & NOTES 7.0%

CALIFORNIA 2.9%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	12,100	18,063
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	20,035	29,944
7.500% due 04/01/2034	200	299
7.550% due 04/01/2039	100	157
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800	9,539
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	1,200	1,514

74	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Golden State, California Tobacco Securitization Corp. Revenue Bonds, (FGIC Insured), Series 2005
5.000% due 06/01/2038	$300	$302
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039	2,500	3,229
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	8,600	11,679
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	500	603
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,229
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	1,900	2,747
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	11,550	15,779
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	4,300	5,950
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	2,059
San Diego County, California Regional Airport Authority Revenue Bonds, (BABs), Series 2010
6.628% due 07/01/2040	2,400	2,771
Santa Clara Valley Transportation Authority, California Revenue Bonds, (BABs), Series 2010
5.876% due 04/01/2032	2,180	2,737
University of California Revenue Bonds, (BABs), Series 2010
6.296% due 05/15/2050	3,750	4,591
University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	14,500	15,383

		128,575

COLORADO 0.0%
Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,287

GEORGIA 0.4%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,325	7,114
6.655% due 04/01/2057	8,500	11,205

		18,319

ILLINOIS 0.4%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	12,900	15,390
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	645

		16,035

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
5.600% due 06/01/2034	150	142

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MICHIGAN 0.3%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	$11,100	$13,917

MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	3,971

NEW YORK 0.8%
JPMorgan Chase Putters/Drivers Trust, New York Revenue Bonds, Series 2008
8.510% due 06/15/2031	2,000	2,609
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.814% due 11/15/2040	6,800	9,588
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.271% due 12/01/2037	4,000	5,425
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2009
5.750% due 06/15/2041	5,650	7,467
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	300	353
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	8,675	9,488

		34,930

OHIO 0.9%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	16,480	24,742
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	4,625	6,596
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	400	329
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	5,493

		37,160

PENNSYLVANIA 0.1%
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	600	684
6.765% due 06/01/2040	2,885	3,293

		3,977

TEXAS 0.9%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	7,211
JPMorgan Chase Putters/Drivers Trust, Texas General Obligation Bonds, (PSF Insured), Series 2008
8.580% due 02/15/2031	1,300	1,688
JPMorgan Chase Putters/Drivers Trust, Texas Revenue Bonds, Series 2008
8.590% due 10/01/2031	2,400	3,173
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	22,100	22,200

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Texas Transportation Commission Revenue Bonds, Series 2010
5.028% due 04/01/2026	$5,600	$6,622

		40,894

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	8,165	7,144

Total Municipal Bonds & Notes (Cost $251,600)		306,351

U.S. GOVERNMENT AGENCIES 23.6%
Fannie Mae
0.000% due 06/01/2017 - 03/23/2028	80,950	79,578
0.234% due 07/25/2037	45	44
0.304% due 03/25/2036	13	12
0.374% due 10/27/2037	2,387	2,357
0.574% due 09/25/2032	26	26
1.321% due 06/01/2043	237	243
1.464% due 06/01/2035	1,574	1,662
1.828% due 10/01/2035	603	639
1.830% due 04/01/2035	665	705
1.880% due 12/01/2034	977	1,036
1.925% due 06/01/2035	1,205	1,269
2.025% due 09/01/2035	81	86
2.194% due 05/25/2035	1,237	1,290
2.256% due 08/01/2035	117	125
2.277% due 12/01/2033	55	59
2.488% due 11/01/2034	1,725	1,849
3.314% due 09/25/2020	20,000	21,420
3.765% due 12/01/2025	58,300	64,781
4.000% due 02/25/2019	34	35
5.000% due 08/25/2033	54	61
5.182% due 11/01/2035	32	34
5.500% due 04/25/2033 - 09/25/2035	3,814	4,665
5.625% due 04/17/2028 - 07/15/2037	47,925	67,861
5.900% due 07/25/2042	14	16
6.000% due 03/01/2027 - 04/18/2036	15,860	16,883
6.080% due 09/01/2028	1,800	2,467
6.210% due 08/06/2038	12,900	19,704
6.250% due 05/15/2029	14,400	20,677
6.625% due 11/15/2030	10,860	16,376
6.687% due 05/25/2032	10	10
8.100% due 08/12/2019	200	256
Fannie Mae Strips
0.000% due 05/15/2030	43,612	27,326
Federal Farm Credit Bank
5.125% due 07/09/2029	500	633
5.750% due 12/07/2028	20	27
Federal Home Loan Bank
6.640% due 12/13/2016	50	55
Financing Corp.
0.000% due 02/08/2018 - 09/26/2019	36,941	35,586
Freddie Mac
0.325% due 08/15/2019 - 10/15/2020	235	235
0.405% due 02/15/2019	101	102
0.575% due 01/15/2033	8	8
0.675% due 09/15/2030	3	3
1.220% due 10/25/2044	57	59

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	75

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.314% due 02/25/2045	$14	$14
2.125% due 10/01/2035	106	113
2.226% due 06/01/2035	46	49
2.310% due 04/01/2035	121	129
4.000% due 06/15/2041	12,603	14,104
5.000% due 12/15/2022 - 12/01/2038	2,182	2,423
5.400% due 03/17/2021	500	523
5.500% due 02/15/2024	73	85
6.000% due 06/15/2035 - 10/01/2037	14,359	16,394
6.250% due 07/15/2032	1,500	2,233
6.500% due 10/25/2043	105	123
6.750% due 03/15/2031	10,100	15,432
8.250% due 06/01/2016	130	142
Freddie Mac Strips
0.000% due 03/15/2031	13,400	8,111
Ginnie Mae
1.625% due 05/20/2030	111	115
5.000% due 03/20/2040	9,971	11,636
Israel Government AID Bond
0.000% due 03/15/2022 - 11/01/2024	44,868	36,934
5.500% due 09/18/2023 - 09/18/2033	109,156	139,085
Residual Funding Corp. Strips
0.000% due 10/15/2019 - 04/15/2030	355,402	240,749
Resolution Funding Corp. Strips
0.000% due 01/15/2025 - 07/15/2029	48,108	35,349
Small Business Administration
5.290% due 12/01/2027	761	848
5.510% due 11/01/2027	205	232
Tennessee Valley Authority
4.625% due 09/15/2060	16,300	19,196
4.875% due 01/15/2048	4,050	5,088
5.375% due 04/01/2056	1,383	1,857
5.880% due 04/01/2036	21,400	30,089
6.235% due 07/15/2045	1,022	1,222
7.125% due 05/01/2030	45,000	67,542

Total U.S. Government Agencies (Cost $897,741)		1,040,077

U.S. TREASURY OBLIGATIONS 27.7%
U.S. Treasury Bonds
2.750% due 08/15/2042 (f)(h)(j)	115,250	119,932
2.750% due 11/15/2042 (f)	55,250	57,464
3.000% due 05/15/2042 (f)	98,200	107,184
3.000% due 11/15/2044 (f)	13,082	14,338
3.125% due 02/15/2042 (f)(h)	101,200	113,091
3.125% due 02/15/2043 (f)	84,986	94,892
3.375% due 05/15/2044 (f)	27,800	32,593
3.500% due 02/15/2039 (f)(h)(j)	15,000	17,769
3.875% due 08/15/2040 (f)(h)	8,800	11,083
4.250% due 05/15/2039 (f)	52,900	69,915
4.375% due 11/15/2039 (f)	30,200	40,721
4.500% due 08/15/2039 (f)	22,400	30,679
4.625% due 02/15/2040 (f)	25,000	34,928
U.S. Treasury Inflation Protected Securities (b)
0.625% due 02/15/2043 (f)	18,808	18,503
0.750% due 02/15/2042 (f)(h)	15,827	16,064
0.750% due 02/15/2045 (f)	29,084	29,690
1.375% due 02/15/2044 (f)	37,311	44,010
2.000% due 01/15/2026 (f)	5,888	6,990
3.625% due 04/15/2028 (f)	7,659	10,829

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Notes
2.250% due 11/15/2024 (f)(j)	$50,000	$51,402
U.S. Treasury Strips
0.000% due 11/15/2032	52,000	33,514
0.000% due 05/15/2033	8,800	5,599
0.000% due 11/15/2033	18,800	11,826
0.000% due 05/15/2034	10,700	6,606
0.000% due 08/15/2039	13,100	7,003
0.000% due 11/15/2039 (f)	231,700	123,287
0.000% due 05/15/2040	19,850	10,394
0.000% due 08/15/2040	43,900	22,829
0.000% due 11/15/2040	110,700	57,224
0.000% due 05/15/2042	1,300	641
0.000% due 08/15/2042	17,880	8,738
0.000% due 11/15/2042	22,800	11,068

Total U.S. Treasury Obligations (Cost $1,088,379)		1,220,806

MORTGAGE-BACKED SECURITIES 3.9%
1345 Avenue of the Americas & Park Avenue Plaza Trust
5.278% due 08/10/2035	6,000	7,171
American Home Mortgage Assets Trust
1.048% due 11/25/2046	2,466	1,350
American Home Mortgage Investment Trust
2.378% due 02/25/2045	28	28
BAMLL Commercial Mortgage Securities Trust
4.185% due 08/15/2046	13,300	14,912
Banc of America Funding Trust
2.645% due 05/25/2035	33	34
2.699% due 02/20/2036	1,359	1,352
2.868% due 01/20/2047 ^	86	73
Banc of America Mortgage Trust
6.500% due 09/25/2033	2	2
Banc of America Re-REMIC Trust
5.678% due 02/24/2051	5,066	5,352
5.712% due 12/24/2049	8,572	9,045
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035	467	470
2.410% due 10/25/2035	241	238
2.515% due 03/25/2035	173	174
2.602% due 11/25/2034	75	73
2.625% due 05/25/2034	5	5
2.680% due 03/25/2035	1,607	1,627
2.687% due 10/25/2035	188	189
2.731% due 05/25/2047 ^	2,878	2,500
2.749% due 11/25/2030	100	96
2.797% due 02/25/2034	28	28
Bear Stearns ALT-A Trust
2.619% due 11/25/2036	253	170
2.651% due 09/25/2035	9,888	8,526
2.718% due 11/25/2036	394	306
Chase Mortgage Finance Trust
2.463% due 03/25/2037 ^	938	870
5.500% due 11/25/2035	5,000	4,928
Citigroup Mortgage Loan Trust, Inc.
0.244% due 01/25/2037	87	63
0.971% due 08/25/2035 ^	523	410
2.230% due 09/25/2035	324	327
2.280% due 09/25/2035	246	247
2.510% due 10/25/2035	164	163
COBALT Commercial Mortgage Trust
5.484% due 04/15/2047	472	504
Countrywide Alternative Loan Trust
0.364% due 09/25/2046 ^	2,402	2,051
0.371% due 12/20/2046	1,708	1,288

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.386% due 03/20/2046	$394	$313
0.454% due 02/25/2037	182	143
5.500% due 03/25/2036 ^	183	157
6.250% due 08/25/2037 ^	261	234
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 05/25/2035	173	147
0.494% due 03/25/2035	539	424
2.313% due 02/20/2036 ^	227	216
2.330% due 02/20/2036	331	285
2.349% due 04/20/2035	47	47
2.408% due 11/25/2034	234	222
2.416% due 11/20/2034	42	41
2.467% due 02/20/2035	95	94
2.471% due 08/25/2034	224	195
2.590% due 08/25/2034	78	69
5.250% due 05/25/2035	253	237
Countrywide Home Loan Reperforming REMIC Trust
0.594% due 07/25/2036	9,536	8,749
Credit Suisse First Boston Mortgage Securities Corp.
2.244% due 07/25/2033	59	59
2.474% due 08/25/2033	28	28
DBUBS Mortgage Trust
1.528% due 07/12/2044	6,906	7,023
DLJ Mortgage Acceptance Corp.
4.623% due 11/25/2023	11	11
Downey Savings & Loan Association Mortgage Loan Trust
0.438% due 08/19/2045	275	248
First Horizon Mortgage Pass-Through Trust
2.610% due 08/25/2035	77	71
2.625% due 12/25/2034	16	16
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	4,789	5,058
GS Mortgage Securities Trust
4.473% due 03/10/2044	2,600	2,677
GSR Mortgage Loan Trust
2.671% due 09/25/2035	180	181
4.968% due 11/25/2035	34	32
HarborView Mortgage Loan Trust
0.358% due 07/19/2046	3,690	2,354
0.368% due 01/19/2038	958	817
0.418% due 03/19/2036	342	250
2.711% due 07/19/2035	309	278
IndyMac Mortgage Loan Trust
0.374% due 06/25/2047	1,269	976
2.523% due 12/25/2034	49	45
2.601% due 04/25/2037	254	206
2.706% due 04/25/2037 ^	544	403
JPMorgan Chase Commercial Mortgage Securities Trust
4.106% due 07/15/2046	11,400	12,227
5.429% due 12/12/2043	576	605
JPMorgan Mortgage Trust
2.538% due 02/25/2035	18	18
2.556% due 07/25/2035	6,583	6,708
LB-UBS Commercial Mortgage Trust
5.866% due 09/15/2045	2,399	2,639
MASTR Adjustable Rate Mortgages Trust
0.384% due 04/25/2046	1,119	851
2.667% due 11/21/2034	358	365
MASTR Alternative Loan Trust
5.500% due 01/25/2025	141	144
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.875% due 11/15/2031	112	110
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.615% due 12/15/2030	129	124

76	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036	$622	$573
0.424% due 11/25/2035	14	13
1.172% due 10/25/2035	27	25
1.582% due 10/25/2035	137	133
2.199% due 05/25/2033	38	36
2.379% due 02/25/2034	24	24
2.562% due 07/25/2034	300	298
2.810% due 05/25/2033	15	15
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.874% due 08/12/2049	3,700	4,016
Morgan Stanley Capital Trust
5.332% due 12/15/2043	458	481
Prime Mortgage Trust
0.574% due 02/25/2034	7	6
Residential Accredit Loans, Inc. Trust
0.384% due 04/25/2046	306	162
6.000% due 06/25/2036	126	110
Residential Asset Securitization Trust
0.574% due 01/25/2046 ^	352	186
SFAVE Commercial Mortgage Securities Trust
3.872% due 01/05/2035	13,400	14,139
Structured Adjustable Rate Mortgage Loan Trust
0.394% due 05/25/2037	411	345
1.528% due 01/25/2035	134	108
2.403% due 12/25/2034	427	423
2.537% due 08/25/2035	55	52
Structured Asset Mortgage Investments Trust
0.384% due 04/25/2036	1,807	1,328
0.394% due 05/25/2036	406	304
0.428% due 07/19/2035	111	104
0.454% due 02/25/2036	862	698
0.484% due 12/25/2035	14	11
0.838% due 10/19/2034	52	50
Structured Asset Securities Corp.
2.472% due 12/25/2033	48	47
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.217% due 01/25/2032	19	18
2.516% due 02/25/2032	24	23
WaMu Mortgage Pass-Through Certificates Trust
0.444% due 12/25/2045	149	144
0.464% due 10/25/2045	1,932	1,786
0.484% due 01/25/2045	101	94
0.828% due 02/25/2047	1,147	928
0.828% due 03/25/2047 ^	626	495
0.858% due 01/25/2047	4	4
0.888% due 04/25/2047	2,401	2,108
1.128% due 08/25/2046	3,587	3,030
1.528% due 08/25/2042	3	3
2.011% due 12/25/2036 ^	599	526
2.186% due 10/25/2046	10	10
2.192% due 05/25/2046	57	49
2.192% due 09/25/2046	38	35
2.192% due 11/25/2046	111	100
2.277% due 02/25/2037 ^	872	756
2.441% due 03/25/2034	367	369
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041	24	23
Washington Mutual Mortgage Pass-Through Certificates Trust
1.098% due 05/25/2046	899	685
Wells Fargo Commercial Mortgage Trust
4.393% due 11/15/2043	13,100	14,517
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035	37	38
2.615% due 03/25/2036	1,525	1,514

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.619% due 09/25/2034	$168	$172

Total Mortgage-Backed Securities (Cost $157,757)		171,783

ASSET-BACKED SECURITIES 0.9%
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	5,706	6,101
Amortizing Residential Collateral Trust
0.754% due 07/25/2032	1	1
Asset-Backed Securities Corp. Home Equity Loan Trust
0.724% due 09/25/2034	4	4
Bayview Financial Acquisition Trust
5.660% due 12/28/2036	86	86
Bear Stearns Asset-Backed Securities Trust
2.783% due 07/25/2036	154	147
2.962% due 10/25/2036	54	53
Centex Home Equity Loan Trust
4.680% due 06/25/2032	182	187
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045	17	14
Countrywide Asset-Backed Certificates
0.354% due 09/25/2036	141	138
0.654% due 12/25/2031	11	8
Credit-Based Asset Servicing and Securitization LLC
0.241% due 01/25/2037 ^	38	18
0.294% due 07/25/2037	37	25
1.071% due 07/25/2035	194	180
4.455% due 04/25/2037	1,210	1,169
Equity One Mortgage Pass-Through Trust
5.699% due 07/25/2034	925	930
First NLC Trust
0.244% due 08/25/2037	26	15
GE-WMC Mortgage Securities Trust
0.214% due 08/25/2036	2	1
GSAMP Trust
0.244% due 12/25/2036	9	5
Lehman ABS Mortgage Loan Trust
0.264% due 06/25/2037	24	16
Long Beach Mortgage Loan Trust
0.734% due 10/25/2034	5	4
MASTR Specialized Loan Trust
0.434% due 02/25/2036	10,503	9,378
MESA Trust
0.974% due 12/25/2031	54	49
New Century Home Equity Loan Trust
0.914% due 08/25/2034	17	16
1.254% due 01/25/2034	412	387
4.750% due 08/25/2035	387	404
Residential Asset Securities Corp. Trust
5.510% due 04/25/2033	738	782
Securitized Asset-Backed Receivables LLC Trust
0.304% due 05/25/2037 ^	73	52
SLM Student Loan Trust
0.756% due 10/25/2017	1,098	1,099
1.756% due 04/25/2023	15,985	16,407
Soundview Home Loan Trust
0.254% due 06/25/2037	17	10

Total Asset-Backed Securities (Cost $36,024)		37,686

SOVEREIGN ISSUES 3.3%
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019	2,100	2,257
Colombia Government International Bond
6.125% due 01/18/2041	8,700	10,375

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.375% due 09/18/2037		$720	$967
Italy Buoni Poliennali Del Tesoro
4.750% due 09/01/2044	EUR	4,200	7,207
5.000% due 09/01/2040		10,100	17,227
Mexico Government International Bond
3.600% due 01/30/2025 (f)		$22,946	23,663
4.600% due 01/23/2046		3,490	3,595
5.125% due 01/15/2020		1,828	2,054
5.550% due 01/21/2045		350	411
5.750% due 10/12/2110		10,400	11,414
6.050% due 01/11/2040		4,785	5,933
7.750% due 05/29/2031	MXN	255,900	19,107
Province of Quebec
5.750% due 12/01/2036	CAD	9,000	10,474
Qatar Government International Bond
6.400% due 01/20/2040		$10,700	14,568
Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	16,116

Total Sovereign Issues (Cost $136,855)			145,368

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
American International Group, Inc.		3,712	203

Total Common Stocks (Cost $108)			203

CONVERTIBLE PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Wells Fargo & Co.
7.500% (c)		15,300	18,670

Total Convertible Preferred Securities (Cost $15,982)			18,670

PREFERRED SECURITIES 0.1%

UTILITIES 0.1%
Entergy Louisiana LLC
4.700% due 06/01/2063		20,000	479
Entergy Texas, Inc.
5.625% due 06/01/2064		156,000	4,079
SCE Trust
5.750% due 03/15/2024 (c)		43,000	1,191

Total Preferred Securities (Cost $5,375)			5,749

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (e) 0.0%
			1,141

		PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.1%
0.009% due 05/07/2015 - 06/25/2015 (a)(f)(h)(j)		$5,773	5,773

Total Short-Term Instruments (Cost $6,914)			6,914

Total Investments in Securities (Cost $4,481,810)			5,056,863

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	77

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.9%

SHORT-TERM INSTRUMENTS 2.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.9%
PIMCO Short-Term Floating NAV Portfolio	1,423	$14
PIMCO Short-Term Floating NAV Portfolio III	12,910,824	128,037

Total Short-Term Instruments (Cost $128,040)		128,051

Total Investments in Affiliates (Cost $128,040)		128,051

MARKET VALUE (000S)
Total Investments 117.7% (Cost $4,609,850)	$5,184,914

Financial Derivative Instruments (g)(i) 0.0% (Cost or Premiums, net $(4,916))	1,050

Other Assets and Liabilities, net (17.7%)	(780,332)

Net Assets 100.0%	$4,405,632

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Rise Ltd.	4.750%	01/31/2021	02/11/2014	$6,493	$6,537	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$1,141	Fannie Mae 2.200% due 10/17/2022	$(1,168)	$1,141	$1,141

Total Repurchase Agreements						$(1,168)	$1,141	$1,141

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.230%	03/09/2015	04/09/2015	$(6,344)	$(6,345)
	0.240%	03/06/2015	05/06/2015	(32,726)	(32,732)
	0.290%	03/24/2015	04/24/2015	(11,564)	(11,565)
IND	0.210%	02/20/2015	04/07/2015	(70,018)	(70,034)
JML	0.150%	03/26/2015	03/25/2017	(7,659)	(7,659)
SCX	0.160%	02/23/2015	04/07/2015	(44,707)	(44,714)
	0.160%	02/26/2015	04/27/2015	(42,076)	(42,082)
	0.160%	03/30/2015	04/07/2015	(22,859)	(22,860)
	0.180%	02/11/2015	04/13/2015	(207,914)	(207,965)
	0.180%	02/18/2015	04/13/2015	(13,900)	(13,903)
	0.200%	03/03/2015	04/17/2015	(58,762)	(58,772)
	0.200%	03/04/2015	04/17/2015	(2,345)	(2,345)
	0.200%	03/25/2015	04/17/2015	(71,340)	(71,343)
	0.210%	03/05/2015	04/20/2015	(12,648)	(12,650)
	0.210%	03/06/2015	04/23/2015	(73,198)	(73,209)
	0.210%	03/10/2015	04/20/2015	(21,010)	(21,012)
	0.220%	03/09/2015	04/09/2015	(18,945)	(18,947)
	0.230%	03/20/2015	04/06/2015	(51,321)	(51,325)

Total Reverse Repurchase Agreements					$(769,462)

78	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.170%	02/20/2015	04/07/2015	$(8,174)	$(8,180)
	0.330%	03/19/2015	04/09/2015	(17,704)	(17,717)
	0.360%	03/24/2015	04/07/2015	(804)	(804)
BPG	0.290%	03/18/2015	04/20/2015	(13,352)	(13,376)
	0.290%	03/20/2015	04/20/2015	(5,475)	(5,485)
	0.350%	03/23/2015	04/07/2015	(18,388)	(18,399)
	0.360%	03/24/2015	04/07/2015	(22,469)	(22,471)
	0.370%	03/24/2015	04/07/2015	(5,697)	(5,700)
	0.420%	03/25/2015	04/08/2015	(14,731)	(14,732)
GSC	0.230%	03/17/2015	04/07/2015	(2,595)	(2,597)
	0.230%	03/18/2015	04/08/2015	(11,973)	(11,980)
	0.570%	03/31/2015	04/01/2015	(3,742)	(3,742)
	0.640%	03/31/2015	04/07/2015	(13,337)	(13,343)
MSC	0.250%	03/09/2015	04/09/2015	(12,240)	(12,242)
	0.250%	03/10/2015	04/08/2015	(3,128)	(3,127)
	0.260%	03/10/2015	04/09/2015	(16,347)	(16,350)

Total Sale-Buyback Transactions					$(170,245)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $672,674 at a weighted average interest rate of 0.158%.
(3)	Payable for sale-buyback transactions includes $59 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.000%	04/01/2045	$12,000	$(13,279)	$(13,346)
Fannie Mae	6.000%	04/01/2045	5,000	(5,665)	(5,705)
Freddie Mac	5.500%	04/01/2045	1,000	(1,117)	(1,122)

Total Short Sales				$(20,061)	$(20,173)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $950,734 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(50,642)	$0	$(50,642)	$50,559	$(83)
IND	0	(70,034)	0	(70,034)	69,985	(49)
JML	0	(7,659)	0	(7,659)	8,250	591
SCX	0	(641,127)	0	(641,127)	637,931	(3,196)
SSB	1,141	0	0	1,141	(1,168)	(27)

Master Securities Forward Transaction Agreement
BCY	0	0	(26,701)	(26,701)	26,696	(5)
BPG	0	0	(80,163)	(80,163)	80,005	(158)
GSC	0	0	(31,662)	(31,662)	31,505	(157)
MSC	0	0	(31,719)	(31,719)	31,614	(105)

Total Borrowings and Other Financing Transactions	$1,141	$(769,462)	$(170,245)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	79

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Long	06/2015	908	$903	$284	$(216)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	691	(627)	0	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	95	155	26	0

Total Futures Contracts				$431	$310	$(216)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-23 5-Year Index	1.000%	12/20/2019	$251,100	$4,263	$481	$45	$0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	42,000	773	(16)	8	0

				$5,036	$465	$53	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	12/04/2019	$	42,800	$(973)	$(887)	$0	$(71)
Receive	3-Month USD-LIBOR	1.750%	01/07/2020		63,800	(976)	(798)	0	(107)
Receive	3-Month USD-LIBOR	2.300%	02/20/2025		241,300	(6,607)	(5,445)	0	(491)
Pay	28-Day MXN-TIIE	8.300%	02/07/2019	MXN	211,800	1,707	(484)	19	0
Pay	28-Day MXN-TIIE	5.750%	06/05/2023		28,000	(16)	(56)	3	0

						$(6,865)	$(7,670)	$22	$(669)

Total Swap Agreements						$(1,829)	$(7,205)	$75	$(669)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $9,762 and cash of $10,950 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$310	$75	$385	$0	$ (216)	$ (669)	$ (885)

80	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015	$		38,986		CAD	48,506	$0	$(689)
	04/2015			13,003		JPY	1,554,205	0	(44)
	05/2015		JPY	1,554,205	$		13,008	43	0

BPS	04/2015			2,954,000			24,726	96	0

CBK	04/2015	$		15,682		JPY	1,903,000	185	0
	05/2015		MXN	41,468	$		2,646	0	(68)
	05/2015	$		467		MXN	7,040	1	(7)

GLM	04/2015			11,054		CAD	13,834	0	(131)
	05/2015		CAD	13,834	$		11,049	131	0
	05/2015		EUR	78,941			89,143	4,235	(26)
	05/2015	$		4,401		GBP	2,945	0	(33)
	05/2015			117		MXN	1,753	0	(3)

JPM	04/2015		CAD	23,628	$		18,773	118	0
	04/2015		JPY	3,742,800			30,802	0	(404)
	04/2015		MXN	258,392			17,559	637	0
	04/2015	$		35,175		CAD	44,538	0	(11)
	05/2015		MXN	2,822	$		188	4	0

MSB	04/2015		GBP	11,083			16,708	268	0
	04/2015	$		27,096		JPY	3,239,595	0	(85)
	05/2015		JPY	3,239,595	$		27,107	83	0

RBC	04/2015		CAD	83,250			66,769	1,040	0

Total Forward Foreign Currency Contracts								$6,841	$(1,501)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	35,300	$3,106	$1,445

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		18,200	1,565	745

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		47,800	4,207	1,957

								$8,878	$4,147

Total Purchased Options								$8,878	$4,147

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$40,800	$(367)	$(25)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	77,400	$(3,213)	$(1,421)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		40,400	(1,644)	(741)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015		34,900	(185)	(316)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		34,900	(222)	(71)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		104,400	(4,331)	(1,916)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		272,400	(1,981)	(2,001)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		272,400	(1,883)	(1,498)

								$(13,459)	$(7,964)

Total Written Options								$(13,826)	$(7,989)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	81

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$111,600	$(1,052)
Sales	4,146	1,976,800	(19,109)
Closing Buys	0	0	0
Expirations	(2,073)	(748,100)	3,765
Exercised	(2,073)	(462,700)	2,570

Balance at End of Period	0	$877,600	$(13,826)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
DUB	Telstra Corp. Ltd.	1.000%	06/20/2021	0.621%	$ 2,300	$32	$20	$52	$0

Total Swap Agreements						$32	$20	$52	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $4,485 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$43	$1,445	$0	$1,488	$(733)	$(1,421)	$0	$(2,154)	$(666)	$803	$137
BPS	96	0	0	96	0	0	0	0	96	0	96
CBK	186	0	0	186	(75)	(25)	0	(100)	86	0	86
DUB	0	745	52	797	0	(741)	0	(741)	56	0	56
GLM	4,366	0	0	4,366	(193)	(387)	0	(580)	3,786	(3,180)	606
JPM	759	1,957	0	2,716	(415)	(1,916)	0	(2,331)	385	(240)	145
MSB	351	0	0	351	(85)	0	0	(85)	266	(370)	(104)
MYC	0	0	0	0	0	(3,499)	0	(3,499)	(3,499)	3,452	(47)
RBC	1,040	0	0	1,040	0	0	0	0	1,040	(1,190)	(150)

Total Over the Counter	$6,841	$4,147	$52	$11,040	$(1,501)	$(7,989)	$0	$(9,490)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

82	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$310	$310
Swap Agreements	0	53	0	0	22	75

	$0	$53	$0	$0	$332	$385

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,841	$0	$6,841
Purchased Options	0	0	0	0	4,147	4,147
Swap Agreements	0	52	0	0	0	52

	$0	$52	$0	$6,841	$4,147	$11,040

	$0	$105	$0	$6,841	$4,479	$11,425

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$216	$216
Swap Agreements	0	0	0	0	669	669

	$0	$0	$0	$0	$885	$885

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,501	$0	$1,501
Written Options	0	0	0	0	7,989	7,989

	$0	$0	$0	$1,501	$7,989	$9,490

	$0	$0	$0	$1,501	$8,874	$10,375

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$914	$914
Futures	0	0	0	0	4,171	4,171
Swap Agreements	0	4,429	0	0	(414)	4,015

	$0	$4,429	$0	$0	$4,671	$9,100

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,932	$0	$18,932
Written Options	0	539	0	0	2,310	2,849
Swap Agreements	0	2	0	0	2,707	2,709

	$0	$541	$0	$18,932	$5,017	$24,490

	$0	$4,970	$0	$18,932	$9,688	$33,590

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,456)	$(1,456)
Swap Agreements	0	465	0	0	(7,670)	(7,205)

	$0	$465	$0	$0	$(9,126)	$(8,661)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,793	$0	$4,793
Purchased Options	0	0	0	0	(4,731)	(4,731)
Written Options	0	0	0	0	5,220	5,220
Swap Agreements	0	46	0	0	(1,875)	(1,829)

	$0	$46	$0	$4,793	$(1,386)	$3,453

	$0	$511	$0	$4,793	$(10,512)	$(5,208)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	83

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$10,553	$6,537	$17,090
Corporate Bonds & Notes
Banking & Finance	0	684,143	0	684,143
Industrials	0	824,084	40,022	864,106
Utilities	0	537,917	0	537,917
Municipal Bonds & Notes
California	0	128,575	0	128,575
Colorado	0	1,287	0	1,287
Georgia	0	18,319	0	18,319
Illinois	0	16,035	0	16,035
Iowa	0	142	0	142
Michigan	0	13,917	0	13,917
Mississippi	0	3,971	0	3,971
New York	0	34,930	0	34,930
Ohio	0	37,160	0	37,160
Pennsylvania	0	3,977	0	3,977
Texas	0	40,894	0	40,894
West Virginia	0	7,144	0	7,144
U.S. Government Agencies	0	1,040,077	0	1,040,077
U.S. Treasury Obligations	0	1,220,806	0	1,220,806
Mortgage-Backed Securities	0	157,386	14,397	171,783
Asset-Backed Securities	0	31,585	6,101	37,686
Sovereign Issues	0	145,368	0	145,368
Common Stocks
Financials	203	0	0	203
Convertible Preferred Securities
Banking & Finance	0	18,670	0	18,670
Preferred Securities
Utilities	4,558	1,191	0	5,749
Short-Term Instruments
Repurchase Agreements	0	1,141	0	1,141
U.S. Treasury Bills	0	5,773	0	5,773
	$4,761	$4,985,045	$67,057	$5,056,863

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$128,051	$0	$0	$128,051

Total Investments	$132,812	$4,985,045	$67,057	$5,184,914

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(20,173)	$0	$(20,173)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	310	75	0	385
Over the counter	0	11,040	0	11,040
	$310	$11,115	$0	$11,425

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(216)	(669)	0	(885)
Over the counter	0	(9,490)	0	(9,490)
	$(216)	$(10,159)	$0	$(10,375)

Totals	$132,906	$4,965,828	$67,057	$5,165,791

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$0	$6,807	$(306)	$(6)	$(2)	$44	$0	$0	$6,537	$44
Corporate Bonds & Notes
Banking & Finance	4,712	0	(476)	31	28	(89)	0	(4,206)	0	0
Industrials	42,609	2,500	(1,735)	(15)	(17)	1,484	2,110	(6,914)	40,022	1,148
Mortgage-Backed Securities	5,660	0	(192)	10	(18)	(108)	9,045	0	14,397	(111)
Asset-Backed Securities	14,136	(6,952)	(1,350)	28	60	179	0	0	6,101	321
Sovereign Issues	3,034	0	(3,121)	35	728	(676)	0	0	0	0

	$70,151	$2,355	$(7,180)	$83	$779	$834	$11,155	$(11,120)	$67,057	$1,402

Financial Derivative Instruments - Liabilities
Over the counter	$(38)	$0	$0	$0	$0	$14	$0	$24	$0	$0

Totals	$70,113	$2,355	$(7,180)	$83	$779	$848	$11,155	$(11,096)	$67,057	$1,402

84	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$6,537	Benchmark Pricing	Base Price	100.50
Corporate Bonds & Notes
Industrials	40,022	Third Party Vendor	Broker Quote	103.50-114.25
Mortgage-Backed Securities	14,397	Benchmark Pricing	Base Price	105.41-105.57
Asset-Backed Securities	6,101	Benchmark Pricing	Base Price	106.00

Total	$67,057

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	85

Schedule of Investments PIMCO Long-Term U.S. Government Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.6%

CORPORATE BONDS & NOTES 2.4%

BANKING & FINANCE 1.5%
American Express Credit Corp.
0.565% due 09/22/2017	$2,500	$2,495
Private Export Funding Corp.
5.000% due 12/15/2016	7,200	7,738

		10,233

INDUSTRIALS 0.9%
Vessel Management Services, Inc.
3.432% due 08/15/2036	5,902	6,200

Total Corporate Bonds & Notes (Cost $15,601)		16,433

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	675	860

Total Municipal Bonds & Notes (Cost $715)		860

U.S. GOVERNMENT AGENCIES 37.1%
Fannie Mae
0.000% due 06/01/2017	3,000	2,953
0.234% due 07/25/2037	439	426
0.377% due 03/18/2031	160	160
0.624% due 10/25/2030	5	5
0.774% due 10/25/2017	27	27
1.074% due 04/25/2032	48	50
1.224% due 03/25/2022	48	49
1.321% due 06/01/2043 - 03/01/2044	697	714
2.000% due 10/01/2024	39	39
2.125% due 04/01/2028	33	34
2.137% due 07/01/2035	112	120
2.220% due 08/01/2026	8	8
2.250% due 11/01/2023	27	28
2.273% due 11/01/2034	158	168
2.384% due 02/01/2028	5	5
2.440% due 05/01/2025	5	5
2.624% due 12/01/2027	31	32
2.875% due 10/01/2024	1	1
3.500% due 06/25/2044	2,449	2,527
3.765% due 12/01/2025	2,300	2,556
4.000% due 09/25/2044 - 10/25/2044	12,257	13,341
4.250% due 04/25/2037	451	496
4.500% due 10/25/2023 - 06/25/2025	5,006	5,405
5.000% due 08/25/2033 - 08/25/2036	9,340	10,418
5.380% due 07/01/2033	2,066	2,335
5.625% due 04/17/2028 - 07/15/2037	10,082	14,489
6.000% due 05/17/2027	402	437
6.500% due 02/01/2022 - 08/01/2037	2,080	2,390
6.750% due 06/25/2032	2,856	3,260
6.900% due 05/25/2023	69	78
6.950% due 07/25/2020	13	14
7.000% due 12/25/2022 - 03/01/2038	2,585	2,954

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.800% due 10/25/2022	$9	$11
9.000% due 08/01/2021 - 11/01/2030	37	40
Fannie Mae Strips
0.000% due 05/15/2030	13,282	8,322
Federal Farm Credit Bank
5.125% due 07/09/2029	675	855
5.750% due 12/07/2028	500	676
Federal Housing Administration
6.896% due 07/01/2020	347	339
7.000% due 11/25/2019	75	74
7.430% due 10/01/2022 - 01/01/2024	23	22
Financing Corp.
0.000% due 09/26/2019	2,500	2,334
Freddie Mac
0.575% due 01/15/2033	89	90
0.675% due 04/15/2029 - 12/15/2032	86	88
0.725% due 06/15/2031	38	38
1.175% due 09/15/2021	14	14
1.220% due 10/25/2044	3,787	3,888
1.360% due 10/25/2023	39	38
1.521% due 07/25/2044	996	1,016
2.256% due 10/01/2026	17	17
2.262% due 01/01/2028	25	26
2.271% due 01/01/2028	16	17
2.325% due 09/01/2027	25	25
2.339% due 06/01/2022	2	2
2.369% due 02/01/2028	47	47
2.375% due 05/01/2022	4	4
3.500% due 05/15/2042	5,490	5,609
4.000% due 07/15/2042	3,797	4,016
4.500% due 02/15/2035 - 07/15/2035	9,396	10,122
5.000% due 04/15/2033 - 07/15/2033	12	12
5.500% due 07/15/2033 - 06/15/2035	6,188	7,356
5.625% due 11/23/2035	19,400	20,033
6.000% due 05/15/2028 - 09/15/2029	64	73
6.250% due 09/15/2023	801	865
6.500% due 08/01/2022 - 10/25/2043	760	866
6.750% due 03/15/2031	100	153
7.000% due 07/15/2022 - 01/15/2024	189	210
Ginnie Mae
1.126% due 03/20/2031	358	364
1.625% due 04/20/2017 - 05/20/2032	875	904
2.000% due 02/20/2017 - 10/20/2026	36	37
2.500% due 09/20/2017 - 03/20/2025	40	42
3.000% due 12/20/2017 - 06/20/2021	17	17
3.500% due 03/20/2021	5	5
4.000% due 08/20/2044 - 09/20/2044	25,157	26,811
6.000% due 08/20/2033	3,051	3,531
6.500% due 08/20/2034 - 09/20/2034	21	26
7.000% due 03/16/2029	764	959
NCUA Guaranteed Notes
0.545% due 11/06/2017	1,082	1,085

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Overseas Private Investment Corp.
4.736% due 03/15/2022	$2,595	$2,863
Residual Funding Corp. Strips
0.000% due 07/15/2020 - 04/15/2030	90,768	59,936
Resolution Funding Corp. Strips
0.000% due 10/15/2028 - 04/15/2029	12,439	8,479
Small Business Administration
5.240% due 08/01/2023	1,203	1,323
Tennessee Valley Authority
4.625% due 09/15/2060	5,000	5,888
5.375% due 04/01/2056	4,900	6,580
Tennessee Valley Authority Strips
0.000% due 05/01/2030	7,400	4,619

Total U.S. Government Agencies (Cost $229,137)		256,291

U.S. TREASURY OBLIGATIONS 83.7%
U.S. Treasury Bonds
2.750% due 08/15/2042 (g)	8,400	8,741
3.375% due 05/15/2044	12,700	14,890
3.500% due 02/15/2039 (c)	204,200	241,897
3.625% due 08/15/2043	18,300	22,369
3.750% due 11/15/2043 (g)	36,850	46,048
4.250% due 05/15/2039 (c)	20,200	26,697
4.375% due 11/15/2039 (c)	70,700	95,329
4.500% due 08/15/2039 (c)	30,600	41,910
4.625% due 02/15/2040 (e)(g)	1,400	1,956
U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	4,168	4,100
0.750% due 02/15/2042 (e)	3,103	3,150
0.750% due 02/15/2045	16,974	17,328
1.375% due 02/15/2044	3,310	3,904
U.S. Treasury Strips
0.000% due 05/15/2028	13,300	9,809
0.000% due 02/15/2033	20,400	13,071
0.000% due 05/15/2033	19,700	12,535
0.000% due 05/15/2034	800	494
0.000% due 11/15/2034	2,300	1,404
0.000% due 05/15/2040	17,150	8,980
0.000% due 08/15/2040	5,500	2,860
0.000% due 11/15/2042	1,100	534

Total U.S. Treasury Obligations (Cost $521,958)		578,006

MORTGAGE-BACKED SECURITIES 7.5%
BAMLL Commercial Mortgage Securities Trust
4.185% due 08/15/2046	9,800	10,988
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	347	369
Bear Stearns Adjustable Rate Mortgage Trust
2.405% due 04/25/2033	47	47
2.594% due 02/25/2033	21	19
2.722% due 01/25/2034	115	119
2.797% due 02/25/2034	301	296
Bear Stearns ALT-A Trust
2.651% due 09/25/2035	848	731
Bear Stearns Commercial Mortgage Securities Trust
5.694% due 06/11/2050	1,120	1,211
5.708% due 06/11/2040	431	439
5.746% due 09/11/2042	419	420
Bear Stearns Mortgage Securities, Inc.
3.104% due 06/25/2030	2	2
Commercial Mortgage Trust
5.798% due 12/10/2049	513	558

86	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.354% due 05/25/2047	$910	$765
0.384% due 05/25/2035	759	630
Countrywide Home Loan Mortgage Pass-Through Trust
0.464% due 04/25/2035	223	185
0.494% due 03/25/2035	1,304	1,000
Credit Suisse First Boston Mortgage Securities Corp.
2.244% due 07/25/2033	341	339
6.500% due 04/25/2033	4	4
Credit Suisse Mortgage Capital Certificates
3.953% due 09/15/2037	15,000	16,267
First Republic Bank Mortgage Pass-Through Certificates
0.654% due 06/25/2030	85	85
HarborView Mortgage Loan Trust
0.398% due 05/19/2035	633	530
0.418% due 03/19/2036	683	500
2.711% due 07/19/2035	534	480
Impac CMB Trust
0.674% due 10/25/2035	3,248	2,766
JPMorgan Chase Commercial Mortgage Securities Trust
5.677% due 02/12/2049	303	315
5.882% due 02/15/2051	206	221
JPMorgan Mortgage Trust
2.556% due 07/25/2035	392	399
MASTR Asset Securitization Trust
5.500% due 09/25/2033	78	81
Nomura Asset Acceptance Corp.
2.426% due 10/25/2035	3,217	3,006
Residential Accredit Loans, Inc. Trust
0.474% due 08/25/2035	599	469
0.574% due 01/25/2033	9	8
0.574% due 03/25/2033	60	59
6.000% due 06/25/2036	1,670	1,451
Sequoia Mortgage Trust
0.526% due 07/20/2033	476	451
0.878% due 10/19/2026	25	25
0.936% due 10/20/2027	10	9
Structured Adjustable Rate Mortgage Loan Trust
0.394% due 05/25/2037	1,843	1,546
Structured Asset Mortgage Investments Trust
0.394% due 05/25/2036	225	169

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.838% due 09/19/2032	$17	$17
1.018% due 10/19/2033	181	162
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.217% due 01/25/2032	1	1
WaMu Mortgage Pass-Through Certificates Trust
0.434% due 11/25/2045	46	42
0.484% due 01/25/2045	806	753
0.931% due 12/25/2046	821	775
1.128% due 02/25/2046	1,306	1,240
1.528% due 06/25/2042	39	38
1.528% due 08/25/2042	23	22
2.192% due 08/25/2046	469	423
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041	33	32
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 03/25/2036	1,204	1,193

Total Mortgage-Backed Securities (Cost $52,125)		51,657

ASSET-BACKED SECURITIES 0.5%
Amortizing Residential Collateral Trust
0.754% due 07/25/2032	23	21
Bear Stearns Asset-Backed Securities Trust
0.834% due 10/25/2032	95	91
1.174% due 11/25/2042	492	469
Carrington Mortgage Loan Trust
0.494% due 10/25/2035	30	30
CIT Group Home Equity Loan Trust
0.714% due 06/25/2033	30	28
Credit-Based Asset Servicing and Securitization LLC
0.231% due 11/25/2036	18	10
L.A. Arena Funding LLC
7.656% due 12/15/2026	42	48
Massachusetts Educational Financing Authority
1.206% due 04/25/2038	476	480
Soundview Home Loan Trust
0.234% due 11/25/2036	195	77
Specialty Underwriting & Residential Finance Trust
0.974% due 10/25/2035	1,989	1,885

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Asset-Backed Certificates Trust
0.231% due 10/25/2036	$121	$63

Total Asset-Backed Securities (Cost $3,393)		3,202

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (b) 0.3%
		1,942

U.S. TREASURY BILLS 0.0%
0.016% due 06/04/2015 (e)	209	209

Total Short-Term Instruments (Cost $2,151)		2,151

Total Investments in Securities (Cost $825,080)		908,600

	SHARES
INVESTMENTS IN AFFILIATES 5.5%

SHORT-TERM INSTRUMENTS 5.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.5%
PIMCO Short-Term Floating NAV Portfolio	1,898	19
PIMCO Short-Term Floating NAV Portfolio III	3,854,023	38,220

Total Short-Term Instruments (Cost $38,237)		38,239

Total Investments in Affiliates (Cost $38,237)		38,239

Total Investments 137.1% (Cost $863,317)		$946,839

Financial Derivative Instruments (d)(f) (0.1%) (Cost or Premiums, net $(1,007))		(920)

Other Assets and Liabilities, net (37.0%)		(255,587)

Net Assets 100.0%		$690,332

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$1,942	Freddie Mac 2.080% due 10/17/2022	$(1,982)	$1,942	$1,942

Total Repurchase Agreements						$(1,982)	$1,942	$1,942

(1)	Includes accrued interest.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.250%	03/09/2015	04/09/2015	$(1,461)	$(1,462)
	0.260%	03/13/2015	04/13/2015	(21,669)	(21,694)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	87

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
	0.270%	03/16/2015	04/13/2015	$(34,935)	$(34,974)
	0.330%	03/19/2015	04/09/2015	(1,409)	(1,410)
BPG	0.280%	03/17/2015	04/17/2015	(61,872)	(61,970)
	0.290%	03/18/2015	04/20/2015	(37,746)	(37,814)
	0.290%	03/20/2015	04/20/2015	(833)	(834)
	0.370%	03/24/2015	04/07/2015	(24,639)	(24,653)
GSC	0.220%	02/20/2015	04/07/2015	(115,933)	(116,024)
	0.220%	03/05/2015	04/06/2015	(14,552)	(14,561)
	0.640%	03/31/2015	04/07/2015	(18,429)	(18,438)
MSC	0.230%	03/06/2015	04/06/2015	(22,030)	(22,044)
TDM	0.220%	02/20/2015	04/07/2015	(91,903)	(91,976)
	0.230%	03/11/2015	04/13/2015	(21,398)	(21,423)

Total Sale-Buyback Transactions					$(469,277)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $191,446 at a weighted average interest rate of 0.211%.
(3)	Payable for sale-buyback transactions includes $354 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(c)	Securities with an aggregate market value of $476,616 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$1,942	$0	$0	$0	$1,942	$(1,982)	$(40)

Master Securities Forward Transaction Agreement
BCY	0	0	(59,540)	0	(59,540)	59,370	(170)
BPG	0	0	(125,271)	0	(125,271)	124,448	(823)
GSC	0	0	(149,023)	0	(149,023)	149,756	733
MSC	0	0	(22,044)	0	(22,044)	21,879	(165)
TDM	0	0	(113,399)	0	(113,399)	112,536	(863)

Total Borrowings and Other Financing Transactions	$1,942	$0	$(469,277)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Short	06/2015	206	$(190)	$0	$(64)

Total Futures Contracts				$(190)	$0	$(64)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	12/04/2019	$39,400	$(896)	$(817)	$0	$(66)
Receive	3-Month USD-LIBOR	1.750%	01/07/2020	51,500	(788)	(644)	0	(86)
Receive	3-Month USD-LIBOR	2.300%	02/20/2025	104,600	(2,864)	(2,391)	0	(213)

					$(4,548)	$(3,852)	$0	$(365)

Total Swap Agreements					$(4,548)	$(3,852)	$0	$(365)

88	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(e)	Securities with an aggregate market value of $2,480 and cash of $3,798 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(64)	$(365)	$(429)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017	$	29,700	$2,613	$1,216

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		13,300	1,144	544

JPM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.500%	08/17/2017		29,700	2,614	1,216

								$6,371	$2,976

Total Purchased Options								$6,371	$2,976

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$8,000	$(66)	$(5)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,800	(151)	(10)

						$(217)	$(15)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017	$	65,000	$(2,698)	$(1,193)

DUB	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		29,200	(1,188)	(536)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015		8,000	(42)	(73)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		8,000	(51)	(16)

JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.500%	08/17/2017		65,100	(2,701)	(1,195)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		34,200	(257)	(251)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		34,200	(224)	(188)

								$(7,161)	$(3,452)

Total Written Options								$(7,378)	$(3,467)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$24,800	$(217)
Sales	1,544	874,700	(10,098)
Closing Buys	0	0	0
Expirations	(772)	(315,500)	1,615
Exercised	(772)	(315,500)	1,322

Balance at End of Period	0	$268,500	$(7,378)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	89

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $589 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (1)
BOA	$0	$1,216	$0	$1,216	$0	$(1,193)	$0	$(1,193)	$23	$0	$23
CBK	0	0	0	0	0	(15)	0	(15)	(15)	0	(15)
DUB	0	544	0	544	0	(536)	0	(536)	8	48	56
GLM	0	0	0	0	0	(89)	0	(89)	(89)	0	(89)
JPM	0	1,216	0	1,216	0	(1,195)	0	(1,195)	21	60	81
MYC	0	0	0	0	0	(439)	0	(439)	(439)	480	41

Total Over the Counter	$0	$2,976	$0	$2,976	$0	$(3,467)	$0	$(3,467)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Purchased Options	$0	$0	$0	$0	$2,976	$2,976

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$64	$64
Swap Agreements	0	0	0	0	365	365

	$0	$0	$0	$0	$429	$429

Over the counter
Written Options	$0	$0	$0	$0	$3,467	$3,467

	$0	$0	$0	$0	$3,896	$3,896

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$374	$374
Futures	0	0	0	0	67	67
Swap Agreements	0	0	0	0	(274)	(274)

	$0	$0	$0	$0	$167	$167

Over the counter
Written Options	$0	$0	$0	$0	$1,240	$1,240

	$0	$0	$0	$0	$1,407	$1,407

90	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(86)	$(86)
Swap Agreements	0	0	0	0	(3,736)	(3,736)

	$0	$0	$0	$0	$(3,822)	$(3,822)

Over the counter
Purchased Options	$0	$0	$0	$0	$(3,395)	$(3,395)
Written Options	0	0	0	0	3,717	3,717

	$0	$0	$0	$0	$322	$322

	$0	$0	$0	$0	$(3,500)	$(3,500)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$10,233	$0	$10,233
Industrials	0	6,200	0	6,200
Municipal Bonds & Notes
New York	0	860	0	860
U.S. Government Agencies	0	255,856	435	256,291
U.S. Treasury Obligations	0	578,006	0	578,006
Mortgage-Backed Securities	0	51,657	0	51,657
Asset-Backed Securities	0	3,202	0	3,202
Short-Term Instruments
Repurchase Agreements	0	1,942	0	1,942
U.S. Treasury Bills	0	209	0	209
	$0	$908,165	$435	$908,600

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$38,239	$0	$0	$38,239

Total Investments	$38,239	$908,165	$435	$946,839

Financial Derivative Instruments - Assets
Over the counter	$0	$2,976	$0	$2,976

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(64)	(365)	0	(429)
Over the counter	0	(3,467)	0	(3,467)
	$(64)	$(3,832)	$0	$(3,896)

Totals	$38,175	$907,309	$435	$945,919

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	91

Schedule of Investments PIMCO Moderate Duration Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 114.4%

BANK LOAN OBLIGATIONS 1.1%
Chrysler Group LLC
3.500% due 05/24/2017		$3,448	$3,450
Community Health Systems, Inc.
3.428% due 12/31/2018		3,781	3,786
HCA, Inc.
2.928% due 03/31/2017		4,962	4,970
Hunstman International LLC
3.178% - 3.223% due 04/19/2017		3,471	3,474
Valeant Pharmaceuticals International, Inc.
2.180% due 04/20/2016		3,608	3,607

Total Bank Loan Obligations (Cost $19,281)			19,287

CORPORATE BONDS & NOTES 33.2%

BANKING & FINANCE 22.0%
Ally Financial, Inc.
4.625% due 06/26/2015		3,100	3,119
6.250% due 12/01/2017		4,099	4,376
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		20,000	20,152
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	2,200	2,759
Bank of America Corp.
0.588% due 08/15/2016		$900	893
3.625% due 03/17/2016		1,570	1,609
3.750% due 07/12/2016		5,200	5,361
8.680% due 05/02/2017		95	102
8.950% due 05/18/2017		95	100
Bank of America N.A.
0.551% due 06/15/2016		28,200	28,103
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.675% due 03/10/2017		12,300	12,296
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	1,500	1,664
Barclays Bank PLC
7.750% due 04/10/2023		$3,300	3,663
10.179% due 06/12/2021		515	706
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	2,200	2,447
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$9,600	11,058
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	2,400	2,655
CIT Group, Inc.
5.250% due 03/15/2018		$24,900	25,834
Citigroup, Inc.
0.534% due 06/09/2016		21,100	20,978
1.350% due 03/10/2017		700	699
4.450% due 01/10/2017		200	211
4.875% due 05/07/2015		1,800	1,806
Eksportfinans ASA
2.000% due 09/15/2015		2,026	2,032
2.375% due 05/25/2016		16,100	16,198
5.500% due 05/25/2016		3,850	4,006
5.500% due 06/26/2017		1,000	1,068
Ford Motor Credit Co. LLC
4.207% due 04/15/2016		1,575	1,620
8.000% due 12/15/2016		1,100	1,219
General Motors Financial Co., Inc.
2.750% due 05/15/2016		4,100	4,153
HSBC Finance Corp.
5.250% due 04/15/2015		4,010	4,015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Holdings PLC
5.100% due 04/05/2021		$300	$343
Hyundai Capital Services, Inc.
6.000% due 05/05/2015		1,000	1,004
Industrial Bank of Korea
3.750% due 09/29/2016		500	518
International Lease Finance Corp.
3.875% due 04/15/2018		100	102
5.750% due 05/15/2016		5,930	6,172
6.750% due 09/01/2016		3,950	4,207
7.125% due 09/01/2018		100	113
JPMorgan Chase & Co.
0.881% due 02/26/2016		2,645	2,652
1.100% due 10/15/2015		1,440	1,444
3.150% due 07/05/2016		3,900	4,002
3.400% due 06/24/2015		3,800	3,825
3.450% due 03/01/2016		600	614
Korea Exchange Bank
4.875% due 01/14/2016		700	720
LBG Capital PLC
8.500% due 12/17/2021 (d)		300	328
15.000% due 12/21/2019	GBP	750	1,572
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$300	432
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	2,500	3,962
Metropolitan Life Global Funding
1.300% due 04/10/2017		$12,200	12,270
Morgan Stanley
3.450% due 11/02/2015		18,300	18,585
3.800% due 04/29/2016		2,400	2,470
5.375% due 10/15/2015		12,700	13,012
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,900	1,772
Navient Corp.
6.250% due 01/25/2016		$6,476	6,678
8.780% due 09/15/2016	MXN	131,600	8,688
Novo Banco S.A.
2.625% due 05/08/2017	EUR	3,400	3,555
4.000% due 01/21/2019		5,500	6,002
4.750% due 01/15/2018		3,900	4,279
5.000% due 05/23/2019		100	111
5.875% due 11/09/2015		1,300	1,411
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		$800	828
7.250% due 12/15/2021		700	728
Rabobank Group
11.000% due 06/30/2019 (d)		12,600	16,254
RCI Banque S.A.
4.600% due 04/12/2016		954	987
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)		9,100	10,783
SL Green Realty Corp.
7.750% due 03/15/2020		700	851
Springleaf Finance Corp.
6.900% due 12/15/2017		3,900	4,163
Sumitomo Mitsui Banking Corp.
1.350% due 07/18/2015		11,300	11,327
UBS AG
5.125% due 05/15/2024		5,800	6,043
7.250% due 02/22/2022		600	647
Wachovia Corp.
0.623% due 10/15/2016		5,200	5,190
Wells Fargo & Co.
0.717% due 04/22/2019		14,000	14,019
7.980% due 03/15/2018 (d)		9,300	10,230

			377,795

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 5.1%
AbbVie, Inc.
1.200% due 11/06/2015		$11,719	$11,738
Amgen, Inc.
2.500% due 11/15/2016		2,700	2,765
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015		4,785	4,791
Cisco Systems, Inc.
0.312% due 09/03/2015		20,400	20,405
Comcast Corp.
5.850% due 11/15/2015		5,000	5,163
Continental Airlines Pass-Through Trust
8.048% due 05/01/2022		24	27
Daimler Finance North America LLC
0.615% due 03/10/2017		10,100	10,114
1.450% due 08/01/2016		3,800	3,826
DISH DBS Corp.
7.750% due 05/31/2015		2,500	2,520
General Mills, Inc.
0.553% due 01/29/2016		10,300	10,301
Gerdau Trade, Inc.
5.750% due 01/30/2021		450	452
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,200	903
Marks & Spencer PLC
6.250% due 12/01/2017		$1,600	1,777
Reynolds American, Inc.
1.050% due 10/30/2015		2,000	2,002
RR Donnelley & Sons Co.
5.500% due 05/15/2015		1	1
Telefonica Emisiones S.A.U.
3.992% due 02/16/2016		3,776	3,873
Time Warner, Inc.
3.150% due 07/15/2015		1,600	1,612
UAL Pass-Through Trust
10.400% due 05/01/2018		37	41
Unitymedia KabelBW GmbH
9.500% due 03/15/2021	EUR	4,540	5,553

			87,864

UTILITIES 6.1%
AT&T, Inc.
0.693% due 03/30/2017		$7,700	7,690
BP Capital Markets PLC
3.125% due 10/01/2015		6,500	6,583
Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015		5,000	5,157
Dynegy Finance, Inc.
6.750% due 11/01/2019		4,400	4,559
7.375% due 11/01/2022		1,300	1,372
7.625% due 11/01/2024		900	946
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017		17,000	17,321
Majapahit Holding BV
7.250% due 06/28/2017		8,200	9,020
Petrobras Global Finance BV
1.881% due 05/20/2016		800	758
2.000% due 05/20/2016		300	288
3.151% due 03/17/2020		100	87
3.250% due 03/17/2017		300	278
3.500% due 02/06/2017		600	563
3.875% due 01/27/2016		400	393
5.750% due 01/20/2020		400	373
5.875% due 03/01/2018		16,800	16,128
7.875% due 03/15/2019		400	409

92	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Shell International Finance BV
0.467% due 11/15/2016	$2,700	$2,706
Verizon Communications, Inc.
1.801% due 09/15/2016	1,800	1,830
2.021% due 09/14/2018	10,000	10,439
2.500% due 09/15/2016	109	111
3.650% due 09/14/2018	15,600	16,593

		103,604

Total Corporate Bonds & Notes (Cost $568,388)		569,263

MUNICIPAL BONDS & NOTES 0.6%

CALIFORNIA 0.5%
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,800	4,411
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	3,400	4,375

		8,786

ILLINOIS 0.0%
Illinois Finance Authority Revenue Bonds, (NPFGC Insured), Series 1997
2.100% due 01/01/2019	250	263

NEW YORK 0.0%
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.008% due 08/01/2027	600	687

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	1,800	1,482

Total Municipal Bonds & Notes (Cost $11,330)		11,218

U.S. GOVERNMENT AGENCIES 18.3%
Fannie Mae
0.234% due 07/25/2037	757	735
0.654% due 11/25/2040	1,100	1,110
0.724% due 06/25/2041	6,831	6,912
0.854% due 02/25/2041	325	330
0.875% due 12/20/2017 - 02/08/2018	7,300	7,296
1.250% due 01/30/2017 (g)	1,800	1,821
1.328% due 10/01/2044	47	49
1.654% due 04/01/2027	3	3
1.765% due 05/01/2037	24	25
1.780% due 03/01/2034	21	22
2.095% due 10/01/2037	31	33
2.232% due 09/01/2036	17	19
2.247% due 02/01/2035	36	38
2.310% due 08/01/2022	200	203
2.340% due 06/01/2035	2,828	3,039
4.000% due 03/01/2029 - 05/01/2045	8,675	9,337
4.500% due 08/01/2018 - 05/01/2045	26,668	29,030
4.840% due 01/01/2027	10	11
5.000% due 05/11/2017 (g)	300	327
5.000% due 07/01/2029 - 05/01/2045	74,034	82,320

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.111% due 11/01/2035	$10	$10
5.375% due 06/12/2017 (g)	500	550
5.500% due 02/01/2022 - 07/01/2041	67,356	75,911
5.809% due 06/01/2036	24	25
5.824% due 12/25/2042	185	209
5.900% due 02/01/2037	15	16
6.000% due 09/25/2016 - 10/01/2040	2,278	2,581
6.001% due 05/01/2037	30	32
6.500% due 03/01/2017 - 06/25/2044	20,940	24,234
7.000% due 06/01/2016 - 09/01/2031	18	21
7.500% due 08/01/2017 - 07/25/2041	33	36
8.000% due 06/01/2015 - 08/01/2031	11	13
Freddie Mac
0.405% due 02/15/2019	30	30
0.675% due 10/15/2040	1,946	1,960
0.775% due 12/15/2037	606	613
1.000% due 03/08/2017 - 09/29/2017 (g)	10,100	10,162
1.000% due 06/29/2017	2,200	2,213
2.379% due 05/01/2037	51	54
3.108% due 05/01/2035	51	55
4.500% due 11/01/2029 - 05/01/2036	8,081	8,844
5.000% due 10/01/2033 - 07/01/2041	369	410
5.500% due 06/01/2017 - 07/01/2038	993	1,113
6.000% due 02/01/2016 - 11/01/2037	338	386
6.500% due 12/01/2021 - 07/25/2043	78	90
7.000% due 04/01/2032 - 01/01/2033	36	43
8.400% due 08/15/2021	1	1
8.500% due 04/15/2025	96	112
Ginnie Mae
0.775% due 02/16/2030	218	220
0.825% due 02/16/2030	145	146
1.625% due 11/20/2025 - 07/20/2034	192	200
2.125% due 11/20/2034	5	5
2.500% due 11/20/2017	3	3
3.000% due 03/20/2020	2	2
3.500% due 12/20/2017	3	3
5.500% due 01/15/2017 - 11/20/2032	11,430	12,757
5.750% due 08/20/2037	20	24
6.500% due 01/20/2034 - 08/20/2034	24	30
7.000% due 07/15/2031 - 12/15/2032	25	32
8.000% due 04/15/2017 - 11/15/2022	92	95
9.500% due 08/15/2021 - 12/15/2021	4	5
Small Business Administration
4.340% due 03/01/2024	18	19
4.727% due 02/10/2019	18,602	19,871
4.750% due 07/01/2025	4,822	5,179
5.130% due 09/01/2023	3	4
U.S. Department of Housing and Urban Development
5.070% due 08/01/2015	939	940

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.290% due 08/01/2017		$2,120	$2,129

Total U.S. Government Agencies (Cost $303,471)			314,048

U.S. TREASURY OBLIGATIONS 31.0%
U.S. Treasury Bonds
2.500% due 02/15/2045 (i)		2,900	2,876
2.750% due 08/15/2042		10,600	11,031
2.750% due 11/15/2042 (e)		8,500	8,841
2.875% due 05/15/2043 (i)		1,000	1,066
3.000% due 05/15/2042 (e)(i)		11,300	12,334
3.000% due 11/15/2044 (e)		16,600	18,194
3.125% due 02/15/2042		6,100	6,817
3.125% due 02/15/2043		3,200	3,573
3.125% due 08/15/2044 (e)		8,100	9,083
3.375% due 05/15/2044		5,300	6,214
3.625% due 02/15/2044 (e)		8,000	9,789
3.750% due 11/15/2043 (i)		1,000	1,250
4.250% due 05/15/2039		5,600	7,401
4.375% due 11/15/2039 (e)		9,700	13,079
4.375% due 05/15/2040		3,200	4,327
4.500% due 08/15/2039 (i)		1,900	2,602
4.625% due 02/15/2040 (i)		3,400	4,750
6.125% due 11/15/2027		4,700	6,801
6.125% due 08/15/2029 (i)		1,800	2,675
6.250% due 05/15/2030 (e)		29,700	45,146
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (g)		46,473	46,930
0.125% due 07/15/2022 (g)(i)		11,181	11,315
0.625% due 07/15/2021		54,032	56,709
0.750% due 02/15/2042		1,448	1,470
1.250% due 07/15/2020 (g)		2,572	2,792
1.375% due 02/15/2044		8,224	9,700
1.750% due 01/15/2028		6,025	7,066
2.000% due 01/15/2026		94,685	112,395
2.375% due 01/15/2025 (g)		12,028	14,605
2.500% due 01/15/2029		22,427	28,719
U.S. Treasury Notes
0.750% due 12/31/2017 (g)(i)		1,900	1,896
2.000% due 02/15/2025 (e)		1,600	1,610
2.250% due 11/15/2024 (e)(g)(i)		50,700	52,122
2.375% due 08/15/2024 (g)(i)		2,000	2,079
2.500% due 05/15/2024 (i)		2,400	2,521
2.750% due 02/15/2024 (i)		2,100	2,251

Total U.S. Treasury Obligations (Cost $521,790)			532,029

MORTGAGE-BACKED SECURITIES 8.0%
Adjustable Rate Mortgage Trust
4.823% due 10/25/2035 ^		126	114
American Home Mortgage Investment Trust
2.378% due 02/25/2045		758	758
Arran Residential Mortgages Funding PLC
1.448% due 05/16/2047	EUR	2,156	2,333
Banc of America Funding Trust
0.416% due 05/20/2035		$5,364	4,999
2.645% due 05/25/2035		8,074	8,241
2.699% due 02/20/2036		568	565
Banc of America Mortgage Trust
2.671% due 02/25/2034		132	132
5.500% due 07/25/2035		267	270
Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033		11	11
2.510% due 04/25/2033		34	34
2.515% due 03/25/2035		133	133
2.549% due 01/25/2035		103	99
2.594% due 02/25/2033		39	37

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	93

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.680% due 03/25/2035		$551	$558
2.754% due 07/25/2034		73	73
2.797% due 02/25/2034		85	84
Bear Stearns ALT-A Trust
0.714% due 08/25/2035		5,007	4,685
2.058% due 10/25/2033		41	38
2.651% due 09/25/2035		791	682
2.671% due 05/25/2035		2,219	2,155
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		86	92
Chase Mortgage Finance Trust
2.474% due 02/25/2037		464	461
Citicorp Mortgage Securities Trust
5.500% due 12/25/2036		648	673
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035		4,129	4,165
2.622% due 03/25/2034		74	74
COBALT Commercial Mortgage Trust
5.223% due 08/15/2048		126	132
Countrywide Alternative Loan Trust
0.344% due 05/25/2047		982	830
1.128% due 12/25/2035		120	100
Countrywide Home Loan Mortgage Pass-Through Trust
0.464% due 04/25/2035		164	136
2.408% due 11/25/2034		962	914
2.467% due 02/20/2035		1,542	1,524
2.491% due 03/25/2034		849	846
5.000% due 08/25/2019		31	32
Credit Suisse Commercial Mortgage Trust
5.311% due 12/15/2039		142	149
5.383% due 02/15/2040		321	338
5.971% due 02/15/2041		12,100	13,269
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		22	20
Credit Suisse Mortgage Capital Certificates
2.741% due 04/26/2047		1,979	1,978
First Horizon Mortgage Pass-Through Trust
5.500% due 01/25/2035		492	511
Granite Master Issuer PLC
0.189% due 12/20/2054	EUR	712	764
0.209% due 12/20/2054		1,757	1,886
0.376% due 12/20/2054		$538	536
0.745% due 12/20/2054	GBP	7,266	10,739
0.825% due 12/20/2054		3,846	5,688
Granite Mortgages PLC
0.440% due 01/20/2044	EUR	74	80
0.943% due 01/20/2044	GBP	68	100
0.946% due 09/20/2044		393	582
GSR Mortgage Loan Trust
2.670% due 09/25/2035		$280	280
2.671% due 09/25/2035		2,023	2,034
HarborView Mortgage Loan Trust
0.368% due 01/19/2038		6,708	5,717
IndyMac Adjustable Rate Mortgage Trust
1.717% due 01/25/2032		28	27
IndyMac Mortgage Loan Trust
0.424% due 02/25/2037		10,900	6,484
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		2,701	2,819
5.420% due 01/15/2049		295	313
5.694% due 02/12/2049		60	65
JPMorgan Mortgage Trust
1.990% due 02/25/2034		60	60
Lehman XS Trust
0.324% due 07/25/2047 ^		3,376	3,261
MASTR Reperforming Loan Trust
8.000% due 07/25/2035		180	186

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.035% due 08/15/2032		$206	$196
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035		142	134
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		400	428
5.735% due 06/12/2050		150	162
Morgan Stanley Capital Trust
5.610% due 04/15/2049		94	95
5.686% due 04/15/2049		4,400	4,723
Morgan Stanley Mortgage Loan Trust
2.121% due 06/25/2036		244	235
Morgan Stanley Re-REMIC Trust
5.796% due 08/15/2045		12,874	13,791
Prime Mortgage Trust
0.574% due 02/25/2019		1	1
0.574% due 02/25/2034		127	120
Residential Funding Mortgage Securities, Inc. Trust
2.990% due 09/25/2035 ^		430	343
3.320% due 09/25/2035		1,397	1,251
Structured Adjustable Rate Mortgage Loan Trust
2.468% due 07/25/2034		300	301
Structured Asset Mortgage Investments Trust
0.364% due 09/25/2047		4,325	3,226
0.428% due 07/19/2035		1,575	1,528
1.018% due 10/19/2033		47	42
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.516% due 02/25/2032		13	13
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		300	317
5.749% due 07/15/2045		1,362	1,428
WaMu Mortgage Pass-Through Certificates Trust
0.464% due 10/25/2045		530	490
1.328% due 11/25/2042		126	119
2.014% due 12/25/2036		3,128	2,658
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035		2,633	2,675
2.615% due 03/25/2036		1,819	1,816
2.616% due 11/25/2034		3,387	3,392
2.625% due 07/25/2036 ^		2,902	2,837
2.628% due 06/25/2035		170	172
2.639% due 03/25/2035		323	324

Total Mortgage-Backed Securities (Cost $126,516)			136,683

ASSET-BACKED SECURITIES 4.5%
ACE Securities Corp.
0.664% due 08/25/2035		5,331	5,269
Babson CLO Ltd.
0.506% due 11/10/2019		528	527
Bayview Financial Acquisition Trust
5.660% due 12/28/2036		432	432
Centex Home Equity Loan Trust
4.670% due 09/25/2034		126	130
Chapel BV
0.429% due 07/17/2066	EUR	6,646	6,836
Citigroup Mortgage Loan Trust, Inc.
0.484% due 12/25/2035		$8,260	7,714
Conseco Finance Home Equity Loan Trust
7.550% due 04/15/2032		3	3
Fremont Home Loan Trust
0.964% due 12/25/2029		67	59
GSAMP Trust
0.564% due 01/25/2036		6,000	5,002

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hillmark Funding Ltd.
0.512% due 05/21/2021		$4,595	$4,551
JPMorgan Mortgage Acquisition Trust
0.434% due 05/25/2037		11,500	9,509
Morgan Stanley ABS Capital, Inc. Trust
1.104% due 11/25/2034		5,000	4,717
Panhandle-Plains Higher Education Authority, Inc.
1.404% due 10/01/2035		2,536	2,579
Panther CDO BV
0.468% due 10/15/2084	EUR	3,211	3,314
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.974% due 12/25/2034		$1,352	1,145
Penta CLO S.A.
0.398% due 06/04/2024	EUR	2,929	3,120
SLM Private Education Loan Trust
0.925% due 10/16/2023		$1,883	1,888
1.275% due 08/15/2023		3,521	3,539
SLM Student Loan Trust
0.336% due 04/26/2021		16	16
SpringCastle America Funding LLC
2.700% due 05/25/2023		10,507	10,547
Structured Asset Investment Loan Trust
1.074% due 05/25/2035		2,500	2,092
Structured Asset Securities Corp. Mortgage Loan Trust
0.384% due 02/25/2037		4,584	4,069

Total Asset-Backed Securities (Cost $75,519)			77,058

SOVEREIGN ISSUES 13.8%
Autonomous Community of Valencia
4.375% due 07/16/2015	EUR	200	219
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		1,100	1,214
6.500% due 06/10/2019		$300	322
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	2,000	588
0.000% due 01/01/2016		192,800	54,919
0.000% due 04/01/2016		2,100	580
0.000% due 01/01/2017		11,000	2,764
Export-Import Bank of Korea
4.125% due 09/09/2015		$100	101
France Government Bond
0.500% due 05/25/2025	EUR	4,300	4,636
3.250% due 05/25/2045		400	667
Hydro-Quebec
0.463% due 09/29/2049 (d)		$1,300	971
Korea Development Bank
3.250% due 03/09/2016		8,000	8,165
Korea Housing Finance Corp.
4.125% due 12/15/2015		5,000	5,113
Mexico Government International Bond
7.750% due 05/29/2031	MXN	13,500	1,008
Province of Ontario
0.950% due 05/26/2015		$4,900	4,905
1.100% due 10/25/2017		800	802
1.650% due 09/27/2019		12,000	12,061
2.000% due 01/30/2019		25,000	25,583
3.000% due 07/16/2018		25,000	26,401
3.150% due 06/02/2022	CAD	3,100	2,689
4.000% due 06/02/2021		2,000	1,813
4.400% due 06/02/2019		50,800	45,525
5.500% due 06/02/2018		300	271
Province of Quebec
3.500% due 07/29/2020		$600	653
3.500% due 12/01/2022	CAD	600	532

94	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 12/01/2021	CAD	10,600	$9,778
4.500% due 12/01/2020		900	831
5.125% due 11/14/2016		$25	27
Republic of Germany
2.500% due 07/04/2044	EUR	800	1,304
2.500% due 08/15/2046		700	1,158
4.250% due 07/04/2039		9,200	18,184
4.750% due 07/04/2040		600	1,281
Spain Government International Bond
5.400% due 01/31/2023		1,000	1,431

Total Sovereign Issues (Cost $244,659)			236,496

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Wells Fargo & Co.
7.500% (d)		2,300	2,807

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		4,000	0

Total Convertible Preferred Securities (Cost $2,772)			2,807

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Ally Financial, Inc.
7.000% due 04/30/2015 (d)		1,100	1,129

		SHARES	MARKET VALUE (000S)
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		4,000	$4,999

Total Preferred Securities (Cost $5,210)			6,128

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.3%

CERTIFICATES OF DEPOSIT 1.8%
Credit Suisse
0.650% due 12/07/2015		$8,800	8,805
Intesa Sanpaolo SpA
1.650% due 04/07/2015		22,800	22,799

			31,604

COMMERCIAL PAPER 0.8%
Ford Motor Credit Co.
0.680% due 04/06/2015		3,500	3,500
0.680% due 04/21/2015		9,700	9,696

			13,196

MEXICO TREASURY BILLS 0.5%
3.021% due 05/14/2015	MXN	131,000	8,558

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.025% due 04/16/2015 - 06/11/2015 (b)(i)	$4,142	$4,142

Total Short-Term Instruments (Cost $58,562)		57,500

Total Investments in Securities (Cost $1,937,498)		1,962,517

	SHARES
INVESTMENTS IN AFFILIATES 0.6%

SHORT-TERM INSTRUMENTS 0.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.6%
PIMCO Short-Term Floating NAV Portfolio III	1,041,677	10,330

Total Short-Term Instruments (Cost $10,330)		10,330

Total Investments in Affiliates (Cost $10,330)		10,330

Total Investments 115.0% (Cost $1,947,828)		$1,972,847

Financial Derivative Instruments (f)(h) 2.8% (Cost or Premiums, net $(1,491))		47,823

Other Assets and Liabilities, net (17.8%)		(305,395)

Net Assets 100.0%		$1,715,275

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
JPS	0.100%	03/16/2015	04/16/2015	$(3,788)	$(3,788)

Total Reverse Repurchase Agreements					$(3,788)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BCY	0.090%	03/11/2015	04/10/2015	$(8,003)	$(8,012)
	0.100%	03/13/2015	04/13/2015	(29,277)	(29,318)
	0.250%	03/13/2015	04/13/2015	(8,819)	(8,829)
	0.260%	03/13/2015	04/13/2015	(22,668)	(22,693)
	0.280%	03/27/2015	04/06/2015	(3,997)	(4,000)
BPG	0.050%	03/23/2015	04/07/2015	(1,613)	(1,613)
GSC	0.120%	03/13/2015	04/13/2015	(16,164)	(16,180)
	0.230%	03/18/2015	04/08/2015	(1,744)	(1,745)
MSC	0.200%	03/09/2015	04/09/2015	(4,332)	(4,334)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	95

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
	0.400%	03/26/2015	04/09/2015	$(22,061)	$(22,073)
TDM	0.250%	03/11/2015	04/09/2015	(14,115)	(14,127)

Total Sale-Buyback Transactions					$(132,924)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $25,256 at a weighted average interest rate of 0.029%.
(2)	Payable for sale-buyback transactions includes $112 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(e)	Securities with an aggregate market value of $137,793 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
JPS	$0	$(3,788)	$0	$0	$(3,788)	$3,800	$12

Master Securities Forward Transaction Agreement
BCY	0	0	(72,852)	0	(72,852)	72,121	(731)
BPG	0	0	(1,613)	0	(1,613)	1,610	(3)
GSC	0	0	(17,925)	0	(17,925)	17,674	(251)
MSC	0	0	(26,407)	0	(26,407)	26,228	(179)
TDM	0	0	(14,127)	0	(14,127)	13,879	(248)

Total Borrowings and Other Financing Transactions	$0	$(3,788)	$(132,924)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	1,304	$(533)	$0	$(49)
90-Day Eurodollar December Futures	Short	12/2016	330	(207)	0	(37)
90-Day Eurodollar June Futures	Short	06/2015	602	(39)	0	(8)
90-Day Eurodollar March Futures	Short	03/2016	346	(247)	0	(22)
90-Day Eurodollar September Futures	Short	09/2015	1,186	(332)	0	(30)
90-Day Eurodollar September Futures	Short	09/2016	442	(105)	0	(44)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	186	6	8	(8)
Call Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	12	2	0	0
Canada Government 10-Year Bond June Futures	Short	06/2015	201	(116)	16	(17)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	394	558	111	(24)
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	186	24	8	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	12	2	1	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	2,205	2,910	689	(200)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	504	(338)	0	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	102	173	41	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	335	(173)	19	(6)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	370	(47)	14	(7)

Total Futures Contracts				$1,538	$907	$(452)

96	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR 7,100	$(173)	$0	$0	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.700%	12/19/2024	CAD	14,700	$(1,006)	$6	$21	$0
Receive	3-Month USD-LIBOR	0.665%	04/17/2016	$	54,700	(98)	(111)	0	(4)
Receive	3-Month USD-LIBOR	0.750%	06/17/2016		287,400	(477)	(156)	0	(40)
Receive	3-Month USD-LIBOR	1.050%	10/19/2016		28,600	(64)	(59)	0	(7)
Receive	3-Month USD-LIBOR	1.000%	04/17/2017		180,000	(604)	(1,125)	0	(88)
Receive	3-Month USD-LIBOR	1.500%	09/16/2017		38,500	(303)	(185)	0	(27)
Pay	3-Month USD-LIBOR	1.650%	10/16/2019		88,300	1,384	1,416	142	0
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		35,300	(8,836)	(10,825)	0	(42)
Receive	3-Month USD-LIBOR	2.800%	12/18/2043		132,200	(12,821)	(18,988)	0	(132)
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	1,300	(21)	(8)	0	0
Receive	6-Month GBP-LIBOR	1.590%	10/05/2016		38,900	(433)	(434)	0	0
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		6,800	(67)	(5)	0	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		44,900	(638)	(131)	3	0
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		17,700	(439)	(5)	1	0
Receive	6-Month GBP-LIBOR	1.500%	12/16/2017		29,900	(341)	(274)	3	0
Pay	28-Day MXN-TIIE	3.925%	05/16/2016	MXN	1,600	0	0	0	0
Pay	28-Day MXN-TIIE	4.035%	02/03/2017		135,200	(25)	(1)	3	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		41,900	38	(10)	2	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		92,100	(39)	(87)	12	0
Pay	28-Day MXN-TIIE	6.320%	11/12/2019		30,200	5	2	3	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		284,200	23	485	45	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021		950,300	840	(1,407)	146	0
Pay	28-Day MXN-TIIE	6.040%	09/21/2021		26,200	42	42	4	0
Pay	28-Day MXN-TIIE	5.877%	09/23/2021		61,300	59	59	9	0
Pay	28-Day MXN-TIIE	5.570%	10/08/2021		56,100	(10)	(10)	8	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		61,800	(53)	(88)	9	0
Pay	28-Day MXN-TIIE	5.920%	12/08/2021		12,900	14	14	2	0
Pay	28-Day MXN-TIIE	5.375%	01/07/2022		56,800	(66)	(112)	8	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		2,700	7	(4)	1	0
Pay	28-Day MXN-TIIE	6.840%	11/27/2029		6,400	24	24	1	0
Pay	28-Day MXN-TIIE	6.620%	02/18/2030		16,500	34	34	4	0

						$(23,871)	$(31,943)	$427	$(340)

Total Swap Agreements						$(24,044)	$(31,943)	$427	$(340)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(g)	Securities with an aggregate market value of $24,289 and cash of $7,667 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$907	$427	$1,334	$0	$(452)	$(340)	$(792)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	97

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		CAD	433	$		341	$0	$(1)
	04/2015		EUR	4,628			5,065	88	0
	04/2015		GBP	684			1,011	0	(3)
	04/2015		ILS	92,145			23,292	136	0
	04/2015	$		1,284		EUR	1,150	0	(48)
	04/2015			31,068		ILS	122,253	0	(346)
	04/2015			70,681		JPY	8,448,609	0	(238)
	05/2015		CAD	23,086	$		21,032	2,813	0
	05/2015		JPY	8,448,609			70,711	233	0
	05/2015	$		1,466		EUR	1,365	2	0
	05/2015			3,824		JPY	458,300	0	(1)
	05/2015			455		MXN	6,677	0	(18)
	06/2015		EUR	8,706	$		11,837	2,466	0
	06/2015		ILS	125,122			31,807	360	0
	06/2015	$		356		EUR	272	0	(63)
	06/2016		EUR	23,676	$		32,419	6,695	0
	06/2016	$		1,402		EUR	1,038	0	(274)

BPS	04/2015		BRL	14,935	$		5,112	436	(4)
	04/2015		EUR	7,246			7,678	0	(113)
	04/2015		ILS	1,439			361	0	0
	04/2015		JPY	10,385,409			86,931	339	0
	04/2015	$		3,999		AUD	5,267	13	0
	04/2015			4,746		BRL	14,935	7	(74)
	05/2015		BRL	1,228	$		377	0	(5)
	05/2015	$		7,297		MXN	109,393	0	(140)
	06/2015		EUR	3,628	$		4,920	1,015	0
	06/2015	$		5,284		EUR	3,942	0	(1,041)
	06/2015			203		ILS	802	0	(1)
	01/2018		BRL	281	$		82	14	0

BRC	04/2015	$		2,142		INR	134,455	16	0
	05/2015		MXN	35,905	$		2,412	63	0
	05/2015	$		3,499		MXN	52,732	0	(49)
	06/2015		EUR	4,961	$		6,740	1,400	0
	06/2015		ILS	4,379			1,092	0	(8)
	06/2015	$		553		EUR	419	0	(102)
	06/2016		EUR	4,631	$		6,368	1,334	0

CBK	04/2015		AUD	13,584			10,551	205	0
	04/2015		BRL	27,960			8,536	0	(216)
	04/2015		EUR	4,176			4,508	18	0
	04/2015	$		5,318		AUD	6,900	0	(63)
	05/2015		MXN	41,609	$		2,687	9	(44)
	05/2015	$		8,469		BRL	27,960	220	0
	05/2015			7,031		MXN	105,617	14	(135)
	06/2015		EUR	4,279	$		5,849	1,244	0
	06/2015	$		2,586		EUR	1,955	0	(482)
	06/2015			4,045		INR	255,325	0	0

DUB	04/2015		BRL	35,992	$		11,206	165	(227)
	04/2015		ILS	3,098			788	10	0
	04/2015		MXN	65,965			4,398	78	0
	04/2015	$		4,556		BRL	14,616	23	0
	05/2015			6,424			21,376	219	0
	05/2015			766		MXN	11,527	0	(12)
	06/2015		MXN	29,180	$		1,888	0	(17)
	06/2015	$		1,659		EUR	1,276	0	(286)
	07/2015		BRL	8,996	$		3,316	573	0
	10/2015			2,000			766	174	0
	01/2016			4,611			1,600	269	0
	06/2016		EUR	2,540			3,478	718	0
	06/2016	$		2,968		EUR	2,196	0	(582)

FBF	04/2015		BRL	2,485	$		782	4	0
	04/2015	$		9,745		BRL	30,445	10	(224)
	05/2015		MXN	49,021	$		3,578	373	0
	05/2015	$		2,176		BRL	6,997	3	(4)
	05/2015			2,716		MXN	41,136	0	(25)
	06/2015		EUR	7,139	$		9,690	2,006	0

98	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015		BRL	394	$		162	$42	$0
	04/2016			2,100			584	0	(9)

GLM	04/2015			351,546			143,547	33,398	0
	04/2015		EUR	73,185			81,544	2,986	(135)
	04/2015		ILS	25,571			6,460	34	0
	04/2015		MXN	31,646			2,093	18	0
	04/2015	$		116,431		BRL	372,922	564	(159)
	04/2015			6,041		EUR	5,372	0	(265)
	04/2015			1,256		GBP	816	0	(46)
	04/2015			20,179		JPY	2,418,600	31	(44)
	04/2015			4,554		MXN	68,218	0	(82)
	05/2015		CHF	250	$		271	14	0
	05/2015		MXN	68,218			4,545	81	0
	05/2015	$		18,817		CAD	23,400	0	(350)
	05/2015			567		MXN	8,486	0	(12)
	06/2015		INR	85,495	$		1,352	0	(2)
	06/2015	$		11,186		EUR	8,357	0	(2,191)
	07/2015		BRL	22,611	$		9,280	2,386	0

HUS	04/2015			21,238			7,320	665	0
	04/2015		CAD	610			481	0	(1)
	04/2015	$		6,620		BRL	21,238	34	0
	05/2015		BRL	3,293	$		1,023	0	0
	05/2015	$		2,156		MXN	32,761	11	(23)
	01/2016		BRL	80,900	$		23,917	556	0

JPM	04/2015			57,504			18,717	745	(45)
	04/2015		EUR	13,817			14,792	32	(97)
	04/2015		INR	373,387			5,862	0	(130)
	04/2015		JPY	708,700			5,877	0	(32)
	04/2015		MXN	336,493			22,862	826	0
	04/2015	$		19,866		BRL	57,504	0	(1,849)
	04/2015			1,092		CAD	1,375	0	(7)
	04/2015			1,901		JPY	226,900	0	(9)
	05/2015			244		MXN	3,603	0	(8)
	06/2015		ILS	986	$		244	0	(4)
	06/2015	$		2,500		EUR	1,870	0	(488)
	07/2015		BRL	23,000	$		9,464	2,452	0
	01/2016			111,900			33,048	736	0
	01/2018	$		81		BRL	281	0	(13)

MSB	04/2015		BRL	368,550	$		114,820	0	(657)
	04/2015		GBP	14,261			21,499	345	0
	04/2015		MXN	19,070			1,264	17	(2)
	04/2015	$		137,095		BRL	368,550	0	(21,619)
	05/2015		MXN	11,770	$		777	7	0
	06/2015		EUR	6,056			8,302	1,783	0
	06/2016			6,502			8,943	1,879	0

NAB	06/2015			4,966			6,753	1,408	0
	06/2016			14,147			19,425	4,051	0
	07/2016			9,912			13,447	2,658	0

NGF	04/2015		MXN	14,797			985	16	0

RBC	04/2015		CAD	79,961			64,131	999	0

SCX	05/2015	$		1,503		MXN	22,057	0	(60)

SOG	04/2015			63,616		CAD	79,629	0	(746)
	05/2015		CAD	79,629	$		63,587	744	0
	06/2015	$		20,657		EUR	15,417	0	(4,063)

UAG	04/2015		BRL	25,101	$		7,961	108	(11)
	04/2015	$		7,869		BRL	25,101	83	(87)
	04/2015			106,058		EUR	96,530	0	(2,264)
	04/2015			3,811		INR	238,933	24	0
	05/2015		EUR	96,530	$		106,104	2,264	0
	05/2015		MXN	109,292			7,778	630	0
	05/2015	$		1,467		MXN	21,839	0	(38)
	06/2015		INR	238,933	$		3,759	0	(26)
	06/2015	$		990		EUR	751	0	(181)

Total Forward Foreign Currency Contracts								$86,392	$(40,601)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	99

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/29/2016	$96,600	$363	$301

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	07/30/2015	4,400	62	29

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/19/2016	19,100	80	60
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	10,300	153	105
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.150%	07/20/2015	19,100	89	58

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	01/30/2018	17,900	254	210

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	56,000	93	66
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	01/29/2016	9,000	81	69
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	01/29/2016	9,000	140	110

							$1,315	$1,008

Total Purchased Options							$1,315	$1,008

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus ILS	ILS	4.070	04/15/2015	$2,600	$(21)	$(5)
	Put - OTC USD versus JPY	JPY	113.000	05/22/2015	9,400	(136)	(10)
	Put - OTC USD versus JPY		80.000	02/18/2019	700	(39)	(6)

CBK	Call - OTC USD versus ILS	ILS	4.070	05/22/2015	1,500	(12)	(10)
	Call - OTC USD versus ILS		4.170	06/10/2015	2,600	(17)	(10)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015	1,700	(29)	(1)
	Put - OTC USD versus JPY		99.000	09/30/2015	4,200	(45)	(2)

DUB	Put - OTC USD versus BRL	BRL	3.040	04/23/2015	2,000	(18)	(10)
	Put - OTC USD versus BRL		3.020	05/22/2015	1,400	(14)	(11)
	Put - OTC USD versus BRL		3.080	05/27/2015	2,900	(34)	(38)
	Call - OTC USD versus ILS	ILS	4.120	05/20/2015	1,900	(15)	(8)
	Call - OTC USD versus ILS		4.150	06/04/2015	2,100	(13)	(9)
	Put - OTC USD versus JPY	JPY	112.500	05/22/2015	1,700	(19)	(2)

FBF	Put - OTC USD versus BRL	BRL	3.116	04/29/2015	600	(6)	(6)
	Put - OTC USD versus JPY	JPY	111.400	05/14/2015	2,700	(37)	(1)

GLM	Put - OTC USD versus BRL	BRL	3.085	04/28/2015	800	(7)	(7)
	Call - OTC USD versus ILS	ILS	4.080	04/29/2015	2,300	(16)	(8)
	Call - OTC USD versus ILS		4.100	05/15/2015	2,800	(20)	(13)
	Call - OTC USD versus ILS		4.160	06/01/2015	4,100	(17)	(15)
	Put - OTC USD versus JPY	JPY	113.500	05/27/2015	4,500	(65)	(7)

HUS	Put - OTC USD versus BRL	BRL	3.075	05/14/2015	5,100	(57)	(57)
	Call - OTC USD versus ILS	ILS	4.130	05/29/2015	2,200	(15)	(10)

JPM	Call - OTC USD versus ILS		4.100	05/07/2015	2,300	(17)	(9)
	Call - OTC USD versus INR	INR	65.900	05/12/2015	9,800	(80)	(7)
	Put - OTC USD versus INR		62.000	06/05/2015	2,000	(12)	(10)
	Call - OTC USD versus INR		65.000	06/05/2015	2,000	(10)	(7)
	Put - OTC USD versus INR		61.500	07/15/2015	2,000	(11)	(8)
	Call - OTC USD versus INR		65.000	07/15/2015	2,000	(18)	(16)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015	900	(15)	(1)
	Put - OTC USD versus JPY		109.000	11/10/2015	4,500	(86)	(22)

SOG	Put - OTC USD versus JPY		109.000	11/19/2015	4,800	(82)	(25)

UAG	Call - OTC USD versus ILS	ILS	4.110	05/14/2015	1,800	(14)	(7)
	Put - OTC USD versus JPY	JPY	110.000	05/12/2015	1,700	(20)	0
	Put - OTC USD versus JPY		100.000	07/03/2015	1,900	(13)	0

						$(1,030)	$(358)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.730%	01/29/2016	$ 96,600	$(137)	$(94)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.915%	01/29/2016	96,600	(236)	(180)

100	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.430%	07/30/2015	$4,400	$(26)	$(10)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590%	07/30/2015	4,400	(41)	(17)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.700%	01/19/2016	19,100	(29)	(16)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	01/19/2016	19,100	(53)	(34)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018	10,300	(129)	(75)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.850%	07/20/2015	19,100	(32)	(13)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	07/20/2015	19,100	(57)	(30)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.520%	09/18/2015	8,900	(78)	(14)

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/30/2018	17,900	(93)	(72)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	01/30/2018	17,900	(162)	(130)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.500%	01/19/2016	37,300	(22)	(13)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	18,700	(11)	(7)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.650%	01/19/2016	37,300	(41)	(25)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016	18,700	(19)	(13)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.520%	09/18/2015	60,200	(527)	(91)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/29/2016	9,000	(34)	(27)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/29/2016	9,000	(52)	(45)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.330%	01/29/2016	9,000	(57)	(43)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540%	01/29/2016	9,000	(90)	(70)

							$(1,926)	$(1,019)

Total Written Options							$(2,956)	$(1,377)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$1,200	AUD	0	EUR	0	$(67)
Sales	5,875	2,466,200		45,600		134,100	(13,209)
Closing Buys	(920)	(288,900)		0		0	1,275
Expirations	(3,045)	(1,460,800)		(24,300)		(83,600)	7,681
Exercised	(1,910)	(80,600)		(21,300)		(50,500)	1,364

Balance at End of Period	0	$637,100	AUD	0	EUR	0	$(2,956)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BPS	U.S. Treasury Notes	0.250%	03/20/2016	0.069%	EUR 4,900	$(69)	$79	$10	$0

BRC	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$ 25,000	(310)	315	5	0
	China Government International Bond	1.000%	06/20/2019	0.713%	10,400	53	73	126	0

CBK	Brazil Government International Bond	1.000%	09/20/2015	1.024%	1,000	(16)	16	0	0
	Mexico Government International Bond	1.000%	12/20/2019	1.170%	5,100	30	(68)	0	(38)

DUB	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.459%	27,000	480	99	579	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.466%	19,700	326	90	416	0
	Prudential Financial, Inc.	1.000%	03/20/2019	0.570%	10,700	177	6	183	0

FBF	American International Group, Inc.	1.000%	03/20/2019	0.433%	15,700	237	116	353	0
	Brazil Government International Bond	1.000%	06/20/2015	1.024%	3,400	(39)	40	1	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%	1,200	(27)	35	8	0
	Verizon Communications, Inc.	1.000%	09/20/2018	0.390%	1,000	27	(5)	22	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	1.024%	1,200	(12)	12	0	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	1.024%	200	(2)	2	0	0

MYC	Brazil Government International Bond	1.000%	06/20/2019	2.531%	200	(7)	(5)	0	(12)
	France Government Bond	0.250%	12/20/2019	0.324%	44,700	(623)	475	0	(148)

RYL	Indonesia Government International Bond	1.000%	03/20/2016	0.333%	1,200	(27)	35	8	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%	500	(5)	5	0	0

						$193	$1,320	$1,711	$(198)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	101

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$193	$ 0	$2	$2	$0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	579	0	8	8	0

					$ 0	$10	$10	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	28-Day MXN-TIIE	6.920%	11/28/2029	MXN	25,200	$0	$111	$111	$0

CBK	Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	4,000	(41)	(15)	0	(56)

DUB	Pay	1-Year BRL-CDI	11.250%	01/04/2021		100	(1)	0	0	(1)

FBF	Pay	28-Day MXN-TIIE	6.338%	11/12/2019	MXN	19,200	0	3	3	0

HUS	Pay	28-Day MXN-TIIE	6.570%	04/19/2024		82,400	(1)	280	279	0

							$(43)	$379	$393	$(57)

Total Swap Agreements							$150	$1,709	$2,114	$(255)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $24,063 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$12,793	$301	$111	$13,205	$(992)	$(295)	$0	$(1,287)	$11,918	$(11,550)	$368
BPS	1,824	0	10	1,834	(1,378)	0	0	(1,378)	456	(490)	(34)
BRC	2,813	0	131	2,944	(159)	0	0	(159)	2,785	(2,641)	144
CBK	1,710	29	0	1,739	(940)	(50)	(94)	(1,084)	655	(560)	95
DUB	2,229	0	1,178	3,407	(1,124)	(78)	(1)	(1,203)	2,204	(2,280)	(76)
FBF	2,438	0	387	2,825	(262)	(7)	0	(269)	2,556	(2,330)	226
GLM	39,512	223	0	39,735	(3,286)	(232)	0	(3,518)	36,217	(36,550)	(333)
GST	0	0	2	2	0	0	0	0	2	0	2
HUS	1,266	0	279	1,545	(24)	(67)	0	(91)	1,454	(1,850)	(396)
JPM	4,791	210	8	5,009	(2,682)	(282)	0	(2,964)	2,045	(2,240)	(195)
MSB	4,031	0	0	4,031	(22,278)	0	0	(22,278)	(18,247)	19,976	1,729
MYC	0	245	0	245	0	(334)	(160)	(494)	(249)	204	(45)
NAB	8,117	0	0	8,117	0	0	0	0	8,117	(7,900)	217
NGF	16	0	0	16	0	0	0	0	16	0	16
RBC	999	0	0	999	0	0	0	0	999	(1,140)	(141)
RYL	0	0	8	8	0	0	0	0	8	(10)	(2)
SCX	0	0	0	0	(60)	0	0	(60)	(60)	0	(60)
SOG	744	0	0	744	(4,809)	(25)	0	(4,834)	(4,090)	3,772	(318)
UAG	3,109	0	0	3,109	(2,607)	(7)	0	(2,614)	495	(510)	(15)

Total Over the Counter	$86,392	$1,008	$2,114	$89,514	$(40,601)	$(1,377)	$(255)	$(42,233)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

102	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$907	$907
Swap Agreements	0	0	0	0	427	427

	$0	$0	$0	$0	$1,334	$1,334

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$86,392	$0	$86,392
Purchased Options	0	0	0	0	1,008	1,008
Swap Agreements	0	1,721	0	0	393	2,114

	$0	$1,721	$0	$86,392	$1,401	$89,514

	$0	$1,721	$0	$86,392	$2,735	$90,848

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$452	$452
Swap Agreements	0	0	0	0	340	340

	$0	$0	$0	$0	$792	$792

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,601	$0	$40,601
Written Options	0	0	0	358	1,019	1,377
Swap Agreements	0	198	0	0	57	255

	$0	$198	$0	$40,959	$1,076	$42,233

	$0	$198	$0	$40,959	$1,868	$43,025

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,056	$1,056
Futures	0	0	0	0	30,473	30,473
Swap Agreements	0	284	0	0	(5,049)	(4,765)

	$0	$284	$0	$0	$26,480	$26,764

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38,732	$0	$38,732
Written Options	0	66	0	(158)	4,967	4,875
Swap Agreements	0	2,760	0	0	1,909	4,669

	$0	$2,826	$0	$38,574	$6,876	$48,276

	$0	$3,110	$0	$38,574	$33,356	$75,040

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,124)	$(3,124)
Swap Agreements	0	(45)	0	0	(29,839)	(29,884)

	$0	$(45)	$0	$0	$(32,963)	$(33,008)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46,909	$0	$46,909
Purchased Options	0	0	0	0	(306)	(306)
Written Options	0	0	0	668	906	1,574
Swap Agreements	0	(379)	0	0	354	(25)

	$0	$(379)	$0	$47,577	$954	$48,152

	$0	$(424)	$0	$47,577	$(32,009)	$15,144

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	103

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$19,287	$0	$19,287
Corporate Bonds & Notes
Banking & Finance	0	377,795	0	377,795
Industrials	0	87,796	68	87,864
Utilities	0	103,604	0	103,604
Municipal Bonds & Notes
California	0	8,786	0	8,786
Illinois	0	263	0	263
New York	0	687	0	687
Ohio	0	1,482	0	1,482
U.S. Government Agencies	0	314,048	0	314,048
U.S. Treasury Obligations	0	532,029	0	532,029
Mortgage-Backed Securities	0	136,683	0	136,683
Asset-Backed Securities	0	77,058	0	77,058
Sovereign Issues	0	236,496	0	236,496
Convertible Preferred Securities
Banking & Finance	0	2,807	0	2,807
Preferred Securities
Banking & Finance	0	6,128	0	6,128
Short-Term Instruments
Certificates of Deposit	0	31,604	0	31,604
Commercial Paper	0	13,196	0	13,196
Mexico Treasury Bills	0	8,558	0	8,558

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
U.S. Treasury Bills	$0	$4,142	$0	$4,142
	$0	$1,962,449	$68	$1,962,517

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,330	$0	$0	$10,330

Total Investments	$10,330	$1,962,449	$68	$1,972,847

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	907	427	0	1,334
Over the counter	0	89,514	0	89,514
	$907	$89,941	$0	$90,848

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(452)	(340)	0	(792)
Over the counter	0	(42,233)	0	(42,233)
	$(452)	$(42,573)	$0	$(43,025)

Totals	$10,785	$2,009,817	$68	$2,020,670

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

104	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 140.7%

U.S. GOVERNMENT AGENCIES 126.5%
Fannie Mae
0.000% due 07/25/2022 (b)	$14	$14
0.236% due 12/25/2036	2,442	2,439
0.294% due 03/25/2034	596	593
0.324% due 08/25/2034	48	47
0.414% due 06/25/2033	39	37
0.434% due 06/25/2032	187	180
0.474% due 03/25/2018	102	102
0.514% due 11/25/2032	86	79
0.577% due 04/18/2028	2	2
0.624% due 05/25/2023 - 07/25/2036	1,450	1,458
0.674% due 03/25/2017 - 03/25/2032	368	374
0.824% due 02/25/2024	205	208
1.174% due 04/25/2023 - 04/25/2032	168	174
1.179% due 05/01/2033	192	200
1.300% due 02/01/2036	308	309
1.321% due 08/01/2042 - 10/01/2044	1,232	1,263
1.710% due 08/01/2027	363	388
1.752% due 03/01/2032	54	57
1.843% due 04/01/2035	218	232
1.895% due 01/01/2035	331	350
1.910% due 03/01/2035	9	9
1.914% due 01/01/2035	75	79
1.915% due 01/01/2035	104	109
1.917% due 02/01/2035	65	68
1.920% due 12/01/2034	28	29
1.925% due 09/01/2034 - 05/01/2035	958	1,011
1.927% due 01/01/2035	119	125
1.936% due 02/01/2035	122	130
1.953% due 12/01/2034	9	10
1.955% due 10/01/2035	21	23
1.975% due 11/01/2034	27	28
1.976% due 01/01/2035	48	51
1.977% due 03/01/2035	45	47
2.000% due 01/01/2028 - 09/01/2029	1,046	1,050
2.042% due 11/01/2035	98	103
2.054% due 10/01/2035	75	81
2.121% due 03/01/2035	30	31
2.181% due 07/01/2035	107	115
2.193% due 02/01/2035	34	36
2.194% due 05/25/2035	217	226
2.217% due 02/01/2035	69	74
2.219% due 12/01/2034	446	469
2.237% due 09/01/2035	309	329
2.250% due 03/01/2027	60	62
2.254% due 04/01/2033	120	129
2.260% due 10/01/2028	9	9
2.264% due 02/01/2035	58	62
2.275% due 12/01/2035	335	338
2.285% due 07/01/2035	56	60
2.296% due 05/01/2035	157	166
2.337% due 02/01/2035	51	54
2.345% due 06/01/2030	11	11
2.354% due 03/01/2023	1,533	1,551
2.356% due 01/25/2022 (a)	6,950	752
2.500% due 06/01/2028 - 04/01/2030	5,239	5,384
2.530% due 07/01/2035	99	107
2.630% due 10/01/2032	233	235
2.789% due 05/01/2023	6	6

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 06/01/2029 - 04/01/2045	$5,526	$5,681
3.330% due 07/01/2022	732	780
3.500% due 05/01/2030 - 05/01/2045	14,800	15,572
3.600% due 08/01/2023	454	495
3.826% due 10/25/2041	259	259
4.000% due 09/01/2018 - 04/01/2045	21,350	23,076
4.500% due 06/01/2018 - 05/01/2045	17,780	19,065
5.000% due 01/01/2019 - 01/01/2024	1,085	1,169
5.075% due 11/01/2018	1	1
5.182% due 11/01/2035	64	68
5.369% due 11/01/2035	104	111
5.426% due 06/25/2044 (a)	1,723	305
5.500% due 08/01/2024 - 05/01/2045	2,592	2,937
5.892% due 03/25/2043	282	288
5.990% due 08/01/2017	1,055	1,055
6.000% due 07/01/2017 - 11/01/2040	7,530	8,594
6.500% due 06/01/2021 - 11/01/2037	1,943	2,274
7.000% due 09/25/2023	20	22
7.500% due 09/01/2034	1	2
7.750% due 08/25/2022	12	13
Federal Housing Administration
7.430% due 06/01/2019	38	38
Freddie Mac
0.425% due 05/15/2035	86	86
0.575% due 06/15/2032 - 12/15/2032	124	125
0.625% due 12/15/2031	116	118
0.675% due 09/15/2030	13	13
0.838% due 01/25/2023 (a)	23,402	1,210
1.048% due 11/25/2022 (a)	10,588	683
1.075% due 02/15/2021	237	241
1.242% due 04/25/2021 (a)	6,783	428
1.250% due 10/02/2019 (f)	3,100	3,076
1.314% due 02/25/2045	346	355
1.374% due 11/25/2019 (a)	36,146	2,023
1.389% due 11/25/2019 (a)	3,921	204
1.936% due 02/01/2018	17	18
2.208% due 02/01/2035	10	11
2.250% due 03/01/2035	12	12
2.253% due 01/01/2035	76	81
2.270% due 09/01/2035	318	333
2.355% due 02/01/2028	58	59
2.372% due 01/01/2034	25	27
2.375% due 11/01/2031	37	40
2.377% due 04/01/2035	190	201
2.412% due 08/01/2036	50	53
2.488% due 02/01/2035	13	14
2.491% due 02/01/2035	32	34
2.515% due 05/01/2032	19	19
2.525% due 03/01/2035	23	25
2.613% due 06/01/2035	47	50
2.810% due 11/01/2028	2	2
2.895% due 08/01/2025	2	2
3.000% due 04/01/2045	8,000	8,163
4.000% due 01/01/2041 - 04/01/2045	14,922	15,952
4.500% due 03/15/2021 - 05/01/2045	11,000	11,970
5.000% due 10/01/2029 - 07/01/2041	9,008	10,013

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 12/01/2017 - 06/01/2040	$5,636	$6,327
6.000% due 11/01/2027 - 04/01/2045	3,457	3,938
6.500% due 12/15/2023 - 05/15/2028	353	404
8.000% due 06/15/2026	8	9
11.808% due 05/15/2035	330	356
15.312% due 05/15/2041	618	723
Ginnie Mae
0.375% due 02/16/2032 - 07/16/2032	55	54
0.425% due 08/16/2032	264	265
0.725% due 04/16/2032	131	132
0.891% due 09/20/2063	1,097	1,108
1.171% due 04/20/2063 - 08/20/2063	4,449	4,558
1.471% due 09/20/2063	955	991
1.625% due 06/20/2017 - 03/20/2027	16	16
2.000% due 02/20/2017 - 03/20/2043	97	93
2.500% due 12/20/2021	3	3
3.000% due 05/01/2045	9,000	9,249
3.500% due 02/20/2018 - 05/01/2045	18,001	18,931
4.000% due 03/20/2016 - 05/01/2045	19,211	20,480
4.500% due 01/15/2035 - 05/01/2045	10,113	11,084
5.000% due 11/20/2034 - 08/20/2044	14,714	16,434
5.500% due 09/15/2033 - 12/15/2039	617	697
6.000% due 05/20/2042	189	214
6.500% due 07/15/2024 - 08/15/2038	622	717
7.500% due 08/15/2027	1	1

Total U.S. Government Agencies (Cost $250,749)		255,895

U.S. TREASURY OBLIGATIONS 0.9%
U.S. Treasury Notes
1.500% due 01/31/2022	1,800	1,777

Total U.S. Treasury Obligations (Cost $1,774)		1,777

MORTGAGE-BACKED SECURITIES 6.3%
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	121	129
Banc of America Funding Ltd.
0.431% due 10/03/2039	289	285
Banc of America Funding Trust
0.466% due 05/20/2035	114	79
2.868% due 01/20/2047 ^	634	533
Bear Stearns ALT-A Trust
4.270% due 11/25/2036 ^	1,365	1,051
CBA Commercial Small Balance Commercial Mortgage
0.454% due 12/25/2036	218	181
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.454% due 01/25/2035	63	57
Citigroup Mortgage Loan Trust, Inc.
0.971% due 08/25/2035 ^	1,112	872
Countrywide Alternative Loan Trust
0.376% due 07/20/2046 ^	141	102
0.384% due 05/25/2035	692	575

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	105

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.404% due 08/25/2046 ^	$10	$8
0.424% due 09/25/2046 ^	411	186
0.424% due 10/25/2046 ^	104	67
0.444% due 05/25/2036 ^	40	32
0.456% due 09/20/2046	349	123
0.514% due 10/25/2046 ^	272	29
0.544% due 11/25/2035 ^	13	8
Countrywide Home Loan Mortgage Pass-Through Trust
0.464% due 02/25/2035	11	9
0.464% due 04/25/2035	379	315
0.474% due 04/25/2046 ^	74	42
0.514% due 03/25/2036	102	53
0.524% due 02/25/2036 ^	41	32
1.094% due 09/25/2034	325	235
2.439% due 04/25/2035	861	761
Credit Suisse First Boston Mortgage Securities Corp.
2.405% due 09/25/2034	441	434
Credit Suisse Mortgage Capital Certificates
4.792% due 05/27/2053	492	518
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046	367	253
0.374% due 12/25/2046 ^	338	200
0.444% due 04/25/2036 ^	43	20
0.494% due 09/25/2046 ^	372	197
0.514% due 10/25/2046	364	203
GSR Mortgage Loan Trust
0.434% due 08/25/2046	319	137
HarborView Mortgage Loan Trust
0.428% due 09/19/2046 ^	21	2
HomeBanc Mortgage Trust
0.354% due 12/25/2036	267	232
IndyMac Mortgage Loan Trust
0.374% due 11/25/2046	335	235
La Hipotecaria Panamanian Mortgage Trust
3.258% due 11/24/2042	1,051	1,087
LB Commercial Mortgage Trust
5.517% due 07/15/2044	100	107
Lehman XS Trust
0.494% due 11/25/2046 ^	372	169
MASTR Adjustable Rate Mortgages Trust
0.474% due 05/25/2047 ^	369	220
0.514% due 05/25/2047 ^	369	172
MASTR Alternative Loan Trust
0.574% due 03/25/2036	1,232	314
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.875% due 11/15/2031	136	133
Residential Accredit Loans, Inc. Trust
0.374% due 12/25/2046 ^	352	225
0.404% due 05/25/2037 ^	93	25
0.444% due 05/25/2046 ^	318	153
3.171% due 08/25/2035 ^	225	125
Sequoia Mortgage Trust
0.878% due 10/19/2026	107	106
0.936% due 10/20/2027	19	18

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.838% due 09/19/2032	$52	$51
Thornburg Mortgage Securities Trust
2.525% due 09/25/2037	147	145
UBS-Barclays Commercial Mortgage Trust
1.330% due 04/10/2046 (a)	3,428	261
WaMu Commercial Mortgage Securities Trust
5.349% due 03/23/2045	454	465
WaMu Mortgage Pass-Through Certificates Trust
0.394% due 07/25/2046 ^	11	1
0.674% due 07/25/2044	230	214
0.874% due 12/25/2045	338	148
Washington Mutual Mortgage Pass-Through Certificates Trust
0.424% due 07/25/2046 ^	41	7
0.898% due 04/25/2047 ^	140	22
Wells Fargo Commercial Mortgage Trust
2.092% due 10/15/2045 (a)	3,366	341

Total Mortgage-Backed Securities (Cost $13,145)		12,704

ASSET-BACKED SECURITIES 4.8%
ALM Ltd.
1.488% due 02/13/2023	800	799
Amortizing Residential Collateral Trust
0.754% due 07/25/2032	25	24
0.874% due 10/25/2031	15	14
Amresco Residential Securities Corp. Mortgage Loan Trust
0.669% due 06/25/2028	157	148
0.729% due 06/25/2027	63	62
0.729% due 09/25/2027	169	163
0.804% due 09/25/2028	375	351
Centex Home Equity Loan Trust
0.474% due 01/25/2032	18	17
CIT Group Home Equity Loan Trust
0.714% due 06/25/2033	90	85
Conseco Finance Home Equity Loan Trust
1.675% due 05/15/2032	542	534
Countrywide Asset-Backed Certificates
0.854% due 06/25/2033	159	154
Dryden Senior Loan Fund
1.417% due 01/15/2022	1,000	999
EMC Mortgage Loan Trust
0.924% due 08/25/2040	102	101
GSAA Home Equity Trust
0.471% due 03/25/2037	427	267
Home Equity Asset Trust
0.771% due 11/25/2032	3	2
Morgan Stanley Mortgage Loan Trust
0.534% due 04/25/2037	929	509
Renaissance Home Equity Loan Trust
0.934% due 12/25/2032	54	51
Salomon Brothers Mortgage Securities, Inc.
1.149% due 10/25/2028	183	180

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Saturn CLO Ltd.
0.483% due 05/13/2022	$250	$248
Specialty Underwriting & Residential Finance Trust
0.854% due 01/25/2034	35	30
United National Home Loan Owner Trust
7.410% due 03/25/2025 ^	87	91
Voya CLO Ltd.
1.570% due 10/15/2022 (c)	5,000	5,000

Total Asset-Backed Securities (Cost $9,587)		9,829

SHORT-TERM INSTRUMENTS 2.2%

REPURCHASE AGREEMENTS (d) 0.2%
		504

SHORT-TERM NOTES 2.0%
Federal Home Loan Bank
0.065% due 05/27/2015	1,000	1,000
0.069% due 05/15/2015	1,000	1,000
0.070% due 05/22/2015	400	400
0.071% due 05/18/2015	1,200	1,200
0.073% due 05/22/2015	100	100
0.090% due 05/20/2015	300	300

		4,000

Total Short-Term Instruments (Cost $4,504)		4,504

Total Investments in Securities (Cost $279,759)		284,709

	SHARES
INVESTMENTS IN AFFILIATES 28.5%

SHORT-TERM INSTRUMENTS 28.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.5%
PIMCO Short-Term Floating NAV Portfolio	1,280	13
PIMCO Short-Term Floating NAV Portfolio III	5,808,081	57,599

Total Short-Term Instruments (Cost $57,614)		57,612

Total Investments in Affiliates (Cost $57,614)		57,612

Total Investments 169.2% (Cost $337,373)		$342,321

Financial Derivative Instruments (e) (0.4%) (Cost or Premiums, net $(756))		(822)

Other Assets and Liabilities, net (68.8%)		(139,196)

Net Assets 100.0%		$202,303

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.

106	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$504	Freddie Mac 2.080% due 10/17/2022	$(518)	$504	$504

Total Repurchase Agreements						$(518)	$504	$504

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $542 at a weighted average interest rate of (0.152)%.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	2.500%	04/01/2045	$1,000	$(975)	$(989)
Fannie Mae	3.000%	04/01/2030	1,000	(1,040)	(1,048)
Fannie Mae	4.000%	04/01/2045	3,000	(3,191)	(3,208)
Fannie Mae	4.000%	05/01/2045	5,400	(5,756)	(5,765)
Fannie Mae	4.500%	04/01/2045	5,000	(5,439)	(5,456)
Fannie Mae	6.000%	04/01/2045	7,000	(7,931)	(7,987)
Fannie Mae	6.500%	05/13/2045	1,000	(1,150)	(1,149)
Ginnie Mae	2.500%	04/01/2045	4,000	(3,944)	(3,984)
Ginnie Mae	4.500%	04/01/2045	4,000	(4,371)	(4,411)
Ginnie Mae	5.000%	04/01/2045	13,000	(14,467)	(14,490)

Total Short Sales				$(48,264)	$(48,487)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$504	$0	$0	$504	$(518)	$(14)

Total Borrowings and Other Financing Transactions	$504	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	06/10/2015	$	10,000	$8	$0

Total Purchased Options								$8	$0

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200%	02/01/2016	$	12,000	$(365)	$(333)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200%	02/01/2016		12,000	(365)	(366)

								$(730)	$(699)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	107

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC Fannie Mae 3.500% due 04/01/2045	$	104.680	04/07/2015	$2,000	$(4)	$(9)
	Call - OTC Fannie Mae 4.000% due 04/01/2045		106.707	04/07/2015	1,000	(2)	(3)

JPM	Put - OTC Fannie Mae 3.500% due 04/01/2045		103.516	04/07/2015	3,000	(10)	0
	Put - OTC Fannie Mae 3.500% due 04/01/2045		103.750	04/07/2015	2,000	(5)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2045		104.629	04/07/2015	3,000	(9)	(15)
	Call - OTC Fannie Mae 3.500% due 04/01/2045		104.875	04/07/2015	1,000	(2)	(3)
	Call - OTC Fannie Mae 4.000% due 04/01/2045		106.801	04/07/2015	1,000	(2)	(2)

						$(34)	$(32)

Total Written Options						$(764)	$(731)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	Notional Amount	Premiums
Balance at Beginning of Period	$38,000	$(71)
Sales	155,000	(1,020)
Closing Buys	0	0
Expirations	(120,000)	246
Exercised	(36,000)	81

Balance at End of Period	$37,000	$(764)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - BUY PROTECTION (1)

Counterparty	Reference Obligation	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value (3)
								Asset	Liability
GST	Telos CLO Ltd. 3-Month USD-LIBOR plus 1.700% due 10/11/2021	(2.500%	)	10/11/2021	$ 500	$0	$(3)	$0	$(3)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	2,840		$(13)	$0	$(13)

FBF	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043		919		(8)	0	(8)
	Receive	IOS.FN.300.13 Index	N/A	1-Month USD-LIBOR	01/12/2044		14,371		(67)	0	(67)

									$(88)	$0	$(88)

Total Swap Agreements								$0	$(91)	$0	$(91)

108	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $769 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure (4)
CBK	$0	$0	$0	$0	$0	$0	$(13)	$(13)	$(13)	$0	$(13)
DUB	0	0	0	0	0	(12)	0	(12)	(12)	0	(12)
FBF	0	0	0	0	0	0	(75)	(75)	(75)	0	(75)
GST	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
JPM	0	0	0	0	0	(719)	0	(719)	(719)	769	50

Total Over the Counter	$0	$0	$0	$0	$0	$(731)	$(91)	$(822)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$731	$731
Swap Agreements	0	3	0	0	88	91

	$0	$3	$0	$0	$819	$822

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(84)	$(84)

Over the counter
Purchased Options	$0	$0	$0	$0	$(55)	$(55)
Written Options	0	0	0	0	246	246
Swap Agreements	0	(13)	0	0	(262)	(275)

	$0	$(13)	$0	$0	$(71)	$(84)

	$0	$(13)	$0	$0	$(155)	$(168)

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	0	0	0	0	(29)	(29)
Swap Agreements	0	(25)	0	0	(89)	(114)

	$0	$(25)	$0	$0	$(125)	$(150)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	109

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
U.S. Government Agencies	$0	$255,857	$38	$255,895
U.S. Treasury Obligations	0	1,777	0	1,777
Mortgage-Backed Securities	0	10,814	1,890	12,704
Asset-Backed Securities	0	9,829	0	9,829
Short-Term Instruments
Repurchase Agreements	0	504	0	504
Short-Term Notes	0	4,000	0	4,000
	$0	$282,781	$1,928	$284,709

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$57,612	$0	$0	$57,612

Total Investments	$57,612	$282,781	$1,928	$342,321

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(48,487)	$0	$(48,487)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(822)	$0	$(822)

Totals	$57,612	$233,472	$1,928	$293,012

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

110	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage Opportunities Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.4%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.1%
SLM Student Loan Trust
0.605% due 07/25/2039	EUR	880	$886

INDUSTRIALS 0.4%
PHH Corp.
7.375% due 09/01/2019		$5,000	5,212

Total Corporate Bonds & Notes (Cost $6,134)			6,098

U.S. GOVERNMENT AGENCIES 32.8%
Fannie Mae
0.000% due 06/25/2035 - 07/25/2043 (b)		1,976	1,650
0.029% due 01/25/2018 (a)		387,168	327
0.774% due 02/25/2024		18	18
0.980% due 09/25/2022 (a)		34,008	1,906
2.000% due 12/25/2042		76	50
2.354% due 03/01/2023		1,533	1,551
2.500% due 06/25/2022		1	1
2.500% due 12/25/2027 - 02/25/2028 (a)		13,332	1,223
2.980% due 07/01/2022		10,150	10,666
3.000% due 09/25/2022 - 05/01/2045		23,666	23,638
3.000% due 09/25/2039 - 04/25/2043 (a)		60,232	8,062
3.176% due 08/25/2043		87	92
3.330% due 07/01/2022		1,894	2,019
3.360% due 05/25/2042		75	79
3.490% due 07/01/2026		4,285	4,630
3.500% due 01/25/2041 - 04/01/2045		5,393	5,548
3.500% due 01/25/2042 - 02/25/2043 (a)		22,232	2,968
3.600% due 08/01/2023		454	495
3.690% due 08/01/2023		3,745	4,109
3.750% due 05/25/2033		52	55
3.765% due 12/01/2025		4,500	5,000
3.826% due 10/25/2041		2,265	2,270
4.000% due 02/25/2024 - 02/25/2044 (a)		1,766	232
4.000% due 11/25/2040 - 05/01/2045		35,759	38,791
4.500% due 04/01/2031 - 07/01/2042		22,835	25,298
5.000% due 04/25/2033 - 07/25/2040		6,406	7,195
5.426% due 06/25/2044 (a)		22,919	4,051
5.500% due 07/25/2034 - 06/25/2036		3,397	3,996
5.739% due 01/25/2043		2,674	2,423
5.892% due 03/25/2043		1,974	2,014
5.926% due 06/25/2037 (a)		1,406	218
5.976% due 05/25/2042 - 08/25/2042 (a)		3,714	756
6.000% due 02/25/2034 - 11/01/2040		2,082	2,411
6.026% due 03/25/2042 (a)		398	76
6.076% due 03/25/2024 (a)		117	5
6.300% due 06/25/2031		1,024	1,179
6.476% due 08/25/2018 (a)		23,787	3,727
6.496% due 01/25/2018 (a)		55,906	3,477
6.500% due 03/01/2017		126	131

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.526% due 08/25/2040 (a)	$4,217	$529
6.576% due 09/25/2039 (a)	388	63
6.626% due 11/25/2036 (a)	4,673	965
6.757% due 04/25/2042	87	88
7.000% due 12/25/2023 - 03/25/2049	95	116
7.137% due 05/25/2042	75	76
7.237% due 08/25/2033	971	1,052
8.926% due 07/25/2033	1,959	2,567
8.928% due 11/25/2042 - 05/25/2043	4,973	5,116
9.356% due 10/25/2041	2,862	3,162
9.456% due 11/25/2041	7,274	7,767
11.275% due 08/25/2043	4,149	4,365
12.313% due 03/25/2040	344	411
15.305% due 05/25/2043	2,934	3,336
17.397% due 09/25/2024	37	49
19.308% due 09/25/2023	10	14
24.825% due 12/25/2036	313	482
Fannie Mae Strips
0.000% due 01/25/2033 - 10/25/2036 (b)	176	165
5.500% due 02/25/2029 - 01/25/2032 (a)	710	127
6.000% due 02/25/2033 (a)	551	114
Freddie Mac
0.000% due 09/15/2032 - 07/15/2042 (b)	2,534	2,345
0.896% due 09/25/2022 (a)	47,227	2,521
1.250% due 10/02/2019 (g)(i)	16,400	16,270
1.298% due 08/25/2019 (a)	151,853	7,583
1.374% due 11/25/2019 (a)	103,683	5,802
2.500% due 09/15/2027 - 12/15/2027 (a)	19,228	1,776
3.000% due 04/15/2027 - 12/15/2032 (a)	3,542	356
3.000% due 06/15/2036 - 07/15/2044	9,576	9,441
3.500% due 03/15/2035 - 10/15/2042	3,416	3,504
4.000% due 04/15/2019 - 02/15/2045	29,604	32,314
4.500% due 04/01/2019 - 11/15/2044	10,342	11,322
5.000% due 05/15/2019 - 04/01/2045	3,075	3,406
5.500% due 02/15/2033 - 05/15/2041	4,720	5,271
5.738% due 05/15/2033	2,855	2,704
5.826% due 06/15/2018 - 10/15/2036 (a)	2,726	329
5.926% due 08/15/2043 (a)	21,240	2,934
6.000% due 07/15/2035	357	476
6.026% due 06/15/2044 (a)	6,796	1,384
6.256% due 02/15/2037 (a)	1,899	378
6.426% due 01/15/2041 (a)	1,844	236
6.476% due 02/15/2032 - 03/15/2035 (a)	5,643	766
6.526% due 10/15/2034 - 09/15/2035 (a)	5,380	699
6.576% due 03/15/2037 (a)	2,636	387
6.852% due 12/15/2023 (a)	1,197	229
7.000% due 03/01/2039	140	168
7.570% due 12/15/2042	889	923
7.826% due 06/15/2031 (a)	527	134
7.963% due 09/17/2032	77	92
8.490% due 05/15/2024 (a)	664	108
8.932% due 07/15/2037	7,931	8,136

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.356% due 09/15/2041	$3,708	$3,792
9.451% due 10/15/2040	1,036	1,143
9.551% due 01/15/2041	655	723
11.808% due 05/15/2035	660	712
11.880% due 05/15/2033	54	67
12.651% due 05/15/2033	13	14
13.936% due 02/15/2041	1,604	1,873
15.240% due 04/15/2043	4,118	4,661
15.312% due 05/15/2041	2,614	3,060
15.512% due 10/15/2033	876	1,107
16.067% due 11/15/2034	21	29
17.694% due 05/15/2035	529	682
18.812% due 10/15/2023	112	160
Freddie Mac Strips
0.000% due 02/01/2034 (b)	2,424	2,302
Ginnie Mae
0.000% due 03/16/2033 - 05/20/2041 (b)	10,284	8,806
0.621% due 11/20/2060	1,807	1,808
0.652% due 12/16/2043 (a)	16,167	72
0.667% due 05/16/2050 (a)	20,724	633
0.671% due 03/20/2061	958	960
0.691% due 08/20/2062	1,801	1,809
0.891% due 09/20/2063	16,443	16,617
0.905% due 08/16/2048 (a)	20,926	1,239
1.126% due 04/16/2053 (a)	10,454	574
1.510% due 12/16/2043 (a)	847	39
1.820% due 05/16/2053 (a)	1,870	130
2.071% due 12/20/2042	49	48
2.500% due 07/20/2042	1	1
3.000% due 10/20/2042 (a)	8,657	861
3.000% due 06/20/2044 - 04/01/2045	5,891	5,998
3.500% due 05/16/2042 - 05/01/2045	17,000	17,845
4.000% due 09/20/2038 - 05/01/2045	4,013	4,269
4.000% due 03/16/2042 (a)	7,519	1,076
4.250% due 10/20/2038	1,040	1,111
4.500% due 07/20/2039 - 04/20/2044	13,477	14,461
4.500% due 12/16/2041 - 03/16/2043 (a)	5,312	860
5.000% due 08/20/2034 - 07/20/2040	678	766
5.000% due 09/20/2038 (a)	2,355	278
5.500% due 02/20/2034 - 04/20/2040	38	43
5.500% due 11/16/2037 (a)	242	22
5.924% due 07/20/2043 (a)	4,532	282
5.926% due 11/16/2034 (a)	1,580	288
6.000% due 06/20/2037 - 06/20/2041	1,747	1,995
6.074% due 02/20/2042 (a)	2,222	280
6.404% due 10/20/2033 (a)	2,342	485
6.500% due 03/15/2035	1,429	1,733
7.500% due 11/15/2030	39	46
8.000% due 05/17/2034	304	339
8.923% due 09/20/2044	3,042	3,151
9.248% due 12/20/2040	4,000	4,675
11.531% due 09/20/2043	178	182

Total U.S. Government Agencies (Cost $433,907)		439,002

U.S. TREASURY OBLIGATIONS 7.0%
U.S. Treasury Notes
1.375% due 02/29/2020	17,500	17,507
1.750% due 02/28/2022 (g)(i)	15,000	15,045

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	111

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 02/15/2025 (e)		$61,200	$61,592

Total U.S. Treasury Obligations (Cost $92,957)			94,144

MORTGAGE-BACKED SECURITIES 32.3%
Aggregator of Loans Backed by Assets
2.814% due 12/16/2042	GBP	735	1,103
American Home Mortgage Assets Trust
0.464% due 08/25/2037 ^		$11,750	5,621
3.486% due 01/25/2036		2,764	1,923
American Home Mortgage Investment Trust
2.378% due 06/25/2045		893	883
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^		6,665	5,193
Banc of America Funding Trust
1.995% due 01/26/2037		50	50
2.771% due 02/20/2036		2,515	2,045
2.868% due 01/20/2047 ^		29	24
6.000% due 09/25/2036		68	65
Banc of America Mortgage Trust
2.615% due 04/25/2035 ^		1,006	935
2.670% due 05/25/2034		253	253
2.832% due 06/25/2034		310	307
2.888% due 11/20/2046 ^		530	442
Bancaja Fondo de Titulizacion de Activos
0.298% due 02/20/2036	EUR	2,025	2,138
BCAP LLC Trust
0.341% due 01/26/2037		$5,652	3,772
0.422% due 07/26/2035		3,557	3,526
1.605% due 10/26/2035		5,375	5,388
2.396% due 01/26/2034		1,143	1,146
2.805% due 12/26/2037		819	815
4.000% due 03/26/2036		3,761	3,783
Bear Stearns Adjustable Rate Mortgage Trust
2.455% due 12/25/2046 ^		2,254	1,941
2.499% due 10/25/2036 ^		668	571
2.584% due 10/25/2034		260	258
Bear Stearns ALT-A Trust
0.334% due 02/25/2034		104	94
0.494% due 08/25/2036 ^		19,739	14,544
0.674% due 01/25/2036 ^		3,267	2,560
2.528% due 08/25/2036 ^		9,789	6,240
2.647% due 04/25/2035		226	194
4.721% due 09/25/2035 ^		700	542
Bear Stearns Mortgage Funding Trust
0.404% due 09/25/2046 ^		252	191
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036		8,539	6,984
Celtic Residential Irish Mortgage Securitisation PLC
0.287% due 12/14/2048	EUR	2,046	2,105
0.310% due 04/10/2048		5,643	5,743
CGBAM Commercial Mortgage Trust
3.177% due 02/15/2031 (a)		$138,781	1,600
Chase Mortgage Finance Trust
2.415% due 02/25/2037		357	358
Citigroup Commercial Mortgage Trust
5.425% due 10/15/2049		2,996	3,160
Citigroup Mortgage Loan Trust, Inc.
2.510% due 03/25/2036 ^		256	243
2.530% due 05/25/2035		59	59
6.000% due 08/25/2037		4,558	3,592
Commercial Mortgage Trust
1.890% due 12/10/2045 (a)		7,794	718
3.387% due 12/10/2047		3,500	3,700
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^		120	104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.294% due 06/25/2036		$7,968	$7,009
0.364% due 09/25/2046 ^		1,027	877
0.496% due 11/20/2035		1,000	832
0.574% due 06/25/2036 ^		44	29
0.874% due 05/25/2036		451	292
1.628% due 09/25/2035		127	115
2.480% due 03/25/2047 ^		314	261
5.076% due 02/25/2035 (a)		2,778	312
5.434% due 05/25/2036		8,615	7,446
6.000% due 10/25/2032		1	1
6.000% due 02/25/2037 ^		763	626
6.000% due 04/25/2037 ^		2,214	1,835
6.000% due 05/25/2037 ^		2,011	1,676
6.776% due 10/25/2037 (a)		12,886	3,713
Countrywide Home Loan Mortgage Pass-Through Trust
0.504% due 02/25/2035		799	739
2.453% due 01/25/2036		239	217
2.458% due 09/25/2037 ^		745	650
2.535% due 11/19/2033		47	46
2.549% due 03/25/2037 ^		1,735	1,397
2.576% due 02/25/2047 ^		1,847	1,549
2.590% due 08/25/2034		1	1
4.910% due 01/25/2036 ^		11,992	11,254
5.500% due 01/25/2035		664	677
5.750% due 05/25/2037 ^		77	68
6.000% due 07/25/2037		165	144
6.000% due 01/25/2038		838	761
6.250% due 09/25/2037 ^		249	245
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 06/25/2035		1,577	1,744
Credit Suisse Mortgage Capital Certificates
0.501% due 12/27/2035		4,560	4,374
2.723% due 01/26/2047		10,191	7,327
4.792% due 05/27/2053		2,460	2,592
5.691% due 10/26/2036		1,370	1,083
CSAB Mortgage-Backed Trust
6.000% due 11/25/2036		92	49
Deco Pan Europe BV
0.293% due 10/27/2020	EUR	3,230	3,301
Deco Pan Europe PLC
0.453% due 01/27/2018		1,333	1,422
Eurosail PLC
1.332% due 09/13/2045	GBP	2,362	3,340
Fannie Mae
4.724% due 02/25/2025		$1,500	1,537
Fastnet Securities PLC
0.232% due 08/10/2043	EUR	1,067	1,087
First Horizon Alternative Mortgage Securities Trust
2.198% due 07/25/2036		$411	282
First Horizon Mortgage Pass-Through Trust
2.610% due 08/25/2035		693	637
2.612% due 11/25/2035		119	111
Freddie Mac
10.923% due 03/25/2025		700	707
Global Mortgage Securitization Ltd.
0.444% due 04/25/2032		3,873	3,742
GMAC Mortgage Corp. Loan Trust
3.263% due 05/25/2035		78	77
Great Hall Mortgages PLC
0.400% due 06/18/2039		2,689	2,551
GS Mortgage Securities Trust
1.495% due 08/10/2043 (a)		66,693	4,031
3.206% due 02/10/2048		2,800	2,930
3.467% due 06/10/2047		1,400	1,491
GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		2,026	1,646

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HarborView Mortgage Loan Trust
0.488% due 08/19/2045		$135	$124
2.320% due 04/19/2034		399	396
Hercules Eclipse PLC
0.805% due 10/25/2018	GBP	997	1,463
Impac Secured Assets Trust
0.344% due 01/25/2037		$9,706	8,428
0.524% due 05/25/2036		107	104
Indus Eclipse PLC
0.735% due 01/25/2020	GBP	269	394
IndyMac Mortgage Loan Trust
0.954% due 12/25/2034		$734	622
2.417% due 08/25/2035		199	174
2.669% due 09/25/2036 ^		9,430	7,703
2.689% due 09/25/2036 ^		497	361
2.769% due 06/25/2037 ^		7,062	5,278
Jefferies Resecuritization Trust
2.347% due 02/26/2036		2,005	1,971
6.701% due 06/25/2047		2,100	2,057
JPMorgan Alternative Loan Trust
0.331% due 09/25/2036		5,401	4,826
0.334% due 11/25/2036 ^		5,884	4,441
3.073% due 11/25/2036 ^		7,210	6,104
JPMorgan Mortgage Trust
2.489% due 07/25/2035		36	37
2.702% due 04/25/2035		206	208
JPMorgan Resecuritization Trust
6.000% due 09/26/2036		12,331	7,895
La Hipotecaria Panamanian Mortgage Trust
3.258% due 11/24/2042		16,820	17,397
LB Commercial Mortgage Trust
5.517% due 07/15/2044		50	54
LB-UBS Commercial Mortgage Trust
0.539% due 02/15/2040 (a)		161,518	1,738
Leek Finance PLC
0.824% due 09/21/2038	GBP	5,096	7,880
Lehman Mortgage Trust
0.494% due 08/25/2036 ^		$438	337
5.750% due 02/25/2037		11,691	9,346
Lehman XS Trust
0.294% due 08/25/2036 ^		774	601
1.074% due 08/25/2047		8,625	6,007
Luminent Mortgage Trust
0.404% due 05/25/2037 ^		113	81
Merrill Lynch Mortgage Investors Trust
0.424% due 08/25/2036		2,377	2,287
1.172% due 10/25/2035		947	904
2.067% due 07/25/2029		37	37
2.522% due 12/25/2035		202	190
2.530% due 02/25/2036 ^		1,631	1,371
Morgan Stanley Bank of America Merrill Lynch Trust
1.472% due 12/15/2048 (a)		11,247	669
3.150% due 03/15/2048		10,200	10,632
Morgan Stanley Capital Trust
5.319% due 12/15/2043		6,237	6,592
Morgan Stanley Mortgage Loan Trust
0.444% due 09/25/2035		2,672	2,658
0.544% due 11/25/2035		3,628	3,389
2.510% due 06/25/2037		2,652	1,804
5.177% due 09/25/2035 ^		252	193
5.500% due 10/25/2037		1,950	1,827
5.701% due 02/25/2047		4,353	3,352
Morgan Stanley Re-REMIC Trust
0.483% due 02/26/2037		368	368
5.000% due 11/26/2036		143	143
Mortgage Equity Conversion Asset Trust
0.720% due 10/25/2041		1,874	1,537

112	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.720% due 02/25/2042		$2,692	$2,262
0.730% due 01/25/2042		16,330	13,881
0.740% due 05/25/2042		5,455	4,718
New York Mortgage Trust
0.504% due 08/25/2035		1,929	1,789
RBSSP Resecuritization Trust
0.673% due 09/26/2034		612	575
9.687% due 06/26/2037		1,063	625
Residential Accredit Loans, Inc. Trust
0.374% due 10/25/2046		3,976	2,779
0.384% due 04/25/2046		11,223	5,922
0.474% due 08/25/2035		467	366
0.524% due 08/25/2035 ^		2,887	2,202
0.574% due 10/25/2045		393	311
3.493% due 05/25/2035 ^		206	175
6.000% due 10/25/2034		708	747
8.000% due 04/25/2036 ^		606	566
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		177	127
6.250% due 08/25/2036		1,400	1,306
Residential Funding Mortgage Securities, Inc. Trust
3.777% due 04/25/2037		1,567	1,350
Royal Bank of Scotland Capital Funding Trust
5.420% due 01/16/2049		1,550	1,620
5.509% due 04/16/2047		1,900	1,960
5.695% due 09/16/2040		1,300	1,370
5.909% due 06/16/2049		4,591	4,879
5.964% due 02/16/2051		1,139	1,188
Royal Bank of Scotland Greenwich Capital Mortgage Loan Trust
4.318% due 04/15/2024		3,117	3,114
Rural Hipotecario Fondo De Titulizacion Hipotec
0.289% due 02/13/2033	EUR	748	795
Sequoia Mortgage Trust
0.396% due 03/20/2035		$851	797
2.827% due 07/20/2037		313	264
Sovereign Commercial Mortgage Securities Trust
5.986% due 07/22/2030		600	601
SRERS Funding Ltd.
0.425% due 05/09/2046		3,304	3,196
Structured Adjustable Rate Mortgage Loan Trust
2.537% due 08/25/2035		442	415
Structured Asset Mortgage Investments Trust
0.354% due 07/25/2046		169	137
0.364% due 07/25/2046 ^		12,721	8,254
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.438% due 09/25/2033		408	408
Thornburg Mortgage Securities Trust
1.074% due 03/25/2044		138	125
Titan Europe Ltd.
0.275% due 04/23/2017	EUR	2,727	2,855
UBS-Barclays Commercial Mortgage Trust
0.172% due 08/10/2049 (a)		$178,586	2,809
Virgil Mortgage PLC
2.812% due 03/12/2045	GBP	3,464	5,184
WaMu Commercial Mortgage Securities Trust
5.349% due 03/23/2045		$416	427
5.673% due 03/23/2045		2,200	2,289
WaMu Mortgage Pass-Through Certificates Trust
0.578% due 10/25/2044		8,986	8,720
0.914% due 11/25/2034		2,424	2,310
1.128% due 02/25/2046		712	676
2.099% due 07/25/2037 ^		223	191
2.468% due 12/25/2035		4,261	3,846
3.919% due 12/25/2036 ^		2,603	2,403
4.529% due 07/25/2037 ^		151	141

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Washington Mutual Mortgage Pass-Through Certificates Trust
0.424% due 02/25/2036		$664	$511
0.828% due 01/25/2047		4,444	3,181
5.750% due 11/25/2035 ^		2,453	2,252
Wells Fargo Commercial Mortgage Trust
2.991% due 02/15/2048		3,049	3,144
Wells Fargo Mortgage-Backed Securities Trust
0.674% due 06/25/2037 ^		505	441
2.602% due 08/25/2033		43	44
2.604% due 04/25/2036 ^		410	402
2.610% due 02/25/2035		35	34
2.615% due 01/25/2035		262	262
2.619% due 05/25/2036 ^		181	172
2.620% due 03/25/2036		1,232	1,234
6.000% due 09/25/2036 ^		84	82
Windermere CMBS Ltd.
0.505% due 04/22/2018	EUR	2,441	2,568

Total Mortgage-Backed Securities (Cost $413,744)			432,728

ASSET-BACKED SECURITIES 25.1%
Accredited Mortgage Loan Trust
0.304% due 02/25/2037		$1,605	1,537
0.650% due 09/25/2035		3,405	2,699
ACE Securities Corp.
0.474% due 02/25/2036		3,655	3,249
0.854% due 09/25/2035		6,493	5,381
1.149% due 11/25/2033		1,985	1,866
ALM Ltd.
1.488% due 02/13/2023		2,100	2,098
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.624% due 07/25/2035		6,400	5,724
0.644% due 05/25/2035		5,000	4,764
1.089% due 01/25/2035		5,152	4,111
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.961% due 10/25/2033		2,251	2,127
Asset-Backed Funding Certificates Trust
0.794% due 04/25/2034		5,103	5,056
1.424% due 06/25/2034		2,555	2,406
Asset-Backed Securities Corp. Home Equity Loan Trust
0.894% due 06/25/2035		1,223	1,149
1.134% due 11/25/2033		2,666	2,553
Atrium CDO Corp.
1.357% due 11/16/2022		9,130	9,142
Avoca CLO PLC
0.372% due 01/16/2023	EUR	796	850
Babson CLO Ltd.
2.255% due 09/28/2021		$1,450	1,451
Bear Stearns Asset-Backed Securities Trust
0.374% due 12/25/2036		8,316	7,800
0.374% due 04/25/2037 ^		7,171	6,838
0.671% due 12/25/2035		400	364
1.174% due 10/25/2037		1,842	1,734
BMI CLO
2.761% due 08/01/2021		1,500	1,502
Bridgeport CLO Ltd.
0.500% due 06/18/2021		4,449	4,416
Carlyle Global Market Strategies CLO Ltd.
1.687% due 04/20/2022		3,200	3,206
Carrington Mortgage Loan Trust
0.394% due 12/25/2036		11,809	7,822
Centex Home Equity Loan Trust
3.735% due 02/25/2032		1,021	1,029

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chapel BV
0.708% due 11/17/2064	EUR	7,486	$7,710
Citigroup Mortgage Loan Trust, Inc.
0.314% due 05/25/2037		$1,689	1,638
0.584% due 10/25/2035		1,700	1,562
Countrywide Asset-Backed Certificates
0.314% due 07/25/2037		7,100	5,705
0.324% due 05/25/2037		8,097	7,214
0.334% due 10/25/2047		378	376
0.354% due 06/25/2047		383	341
0.374% due 04/25/2036		728	663
0.394% due 09/25/2047		2,600	1,927
0.414% due 04/25/2036		678	533
0.471% due 07/25/2036		500	449
0.654% due 01/25/2036		900	789
0.804% due 02/25/2036		2,000	1,560
1.134% due 08/25/2035		4,502	4,162
5.530% due 04/25/2047 ^		620	618
Countrywide Asset-Backed Certificates Trust
0.334% due 03/25/2037		3,106	2,828
0.651% due 07/25/2035		4,557	4,536
0.674% due 08/25/2047		1,094	1,078
0.974% due 08/25/2047		500	428
1.074% due 10/25/2034		5,430	5,283
Credit-Based Asset Servicing and Securitization LLC
0.231% due 11/25/2036		2,659	1,526
1.119% due 04/25/2036		10,634	9,123
5.604% due 10/25/2036		1,100	1,075
Dalradian European CLO BV
0.468% due 04/11/2023	EUR	557	598
Dryden Senior Loan Fund
1.417% due 01/15/2022		$3,900	3,897
EMC Mortgage Loan Trust
0.724% due 08/25/2040		1,834	1,794
Equifirst Loan Securitization Trust
0.364% due 04/25/2037		1,213	981
Eurocredit CDO BV
1.325% due 02/22/2020	EUR	1,179	1,268
FAB CBO BV
0.827% due 12/31/2078		4,500	4,106
First Franklin Mortgage Loan Trust
0.334% due 04/25/2036		$4,509	3,814
0.684% due 09/25/2035		1,149	1,145
0.984% due 04/25/2035		4,881	4,617
Fraser Sullivan CLO Ltd.
2.757% due 04/20/2023		2,500	2,512
GSAA Home Equity Trust
0.404% due 04/25/2047		688	461
0.474% due 05/25/2047		1,289	911
6.000% due 08/25/2047		2,591	2,390
GSAMP Trust
0.294% due 12/25/2036		1,295	719
Harbourmaster CLO BV
0.395% due 10/25/2020	EUR	2,301	2,464
Hewett’s Island CDO Ltd.
0.484% due 06/09/2019		$237	236
HSI Asset Securitization Corp. Trust
0.324% due 12/25/2036		8,533	4,530
ING Investment Management CLO Ltd.
2.703% due 10/15/2022		1,550	1,550
Jersey Street CLO Ltd.
0.507% due 10/20/2018		548	548
JPMorgan Mortgage Acquisition Trust
0.331% due 05/25/2036		6,462	6,265
0.341% due 04/25/2036		7,419	6,958
Lehman XS Trust
0.344% due 01/25/2037		627	544

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	113

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		$1,600	$1,596
Long Beach Mortgage Loan Trust
0.966% due 06/25/2034		272	264
1.074% due 06/25/2035		5,000	4,645
Magnetite Ltd.
3.021% due 09/15/2023		2,350	2,358
Marquette U.S./European CLO PLC
0.491% due 07/15/2020	EUR	3,000	3,216
MASTR Asset-Backed Securities Trust
0.334% due 10/25/2036		$786	503
0.414% due 10/25/2036		8,703	5,482
0.624% due 10/25/2035		1,000	986
Merrill Lynch Mortgage Investors Trust
0.284% due 08/25/2037		895	530
0.694% due 06/25/2035		1,296	1,238
0.894% due 06/25/2035		1,089	999
Morgan Stanley ABS Capital, Inc. Trust
1.224% due 04/25/2035		200	146
Morgan Stanley Mortgage Loan Trust
0.414% due 04/25/2037		2,731	1,478
5.726% due 10/25/2036 ^		3,991	2,496
N-Star Real Estate CDO Ltd.
0.601% due 06/16/2041		2,326	2,211
National Collegiate Student Loan Trust
0.304% due 06/26/2028		3,237	3,127
0.304% due 11/27/2028		9,980	9,864
0.314% due 12/27/2027		2,129	2,102
0.324% due 07/25/2026		1,625	1,620
0.364% due 05/25/2026		2,838	2,827
0.454% due 04/25/2029		3,170	3,100
3.678% due 12/26/2025		6,300	6,299
6.500% due 12/26/2025		3,100	3,097
Neuberger Berman CLO Ltd.
1.406% due 07/25/2023		6,600	6,608
New Century Home Equity Loan Trust
0.404% due 02/25/2036		74	73
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.584% due 02/25/2036		2,500	2,268
Octagon Investment Partners Ltd.
0.497% due 04/23/2020		1,517	1,508
Option One Mortgage Loan Trust
0.364% due 01/25/2036		2,645	2,575
0.674% due 08/25/2032		1,257	1,192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Option One Mortgage Loan Trust Asset-Backed Certificates
0.714% due 06/25/2032		$470	$441
0.814% due 07/25/2033		1,141	1,070
Ownit Mortgage Loan Trust
1.104% due 03/25/2036		3,400	3,352
Pangaea ABS SPV
0.281% due 12/28/2096	EUR	620	620
Panther CDO BV
0.364% due 03/20/2084		10,169	10,579
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.049% due 09/25/2034		$700	658
RAAC Trust
0.474% due 06/25/2044		121	105
0.874% due 03/25/2034		543	521
Race Point CLO Ltd.
0.455% due 08/01/2021		2,722	2,714
Residential Asset Mortgage Products Trust
0.334% due 02/25/2037		3,584	3,274
0.354% due 08/25/2046		667	647
Residential Asset Securities Corp. Trust
0.324% due 07/25/2036		11,908	10,751
0.424% due 04/25/2037		400	364
RMF Euro CDO PLC
0.531% due 07/18/2023	EUR	900	946
Securitized Asset-Backed Receivables LLC Trust
1.149% due 03/25/2035		$750	713
SG Mortgage Securities Trust
0.604% due 10/25/2035		3,000	2,838
Specialty Underwriting & Residential Finance Trust
0.324% due 09/25/2037		2,598	1,533
0.324% due 11/25/2037		1,100	613
0.524% due 03/25/2037		807	447
Structured Asset Securities Corp. Mortgage Loan Trust
0.334% due 03/25/2036		4,465	4,303
Symphony CLO LP
2.754% due 04/16/2022		3,000	3,019
Symphony CLO Ltd.
1.767% due 07/23/2023		1,700	1,704
3.057% due 07/23/2023		1,250	1,255
Theseus European CLO S.A.
0.333% due 08/27/2022	EUR	321	345
Vitesse CLO Ltd.
0.507% due 08/17/2020		$1,054	1,053

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Home Equity Asset-Backed Securities Trust
0.754% due 03/25/2035	$500	$458
Wrightwood Capital Real Estate CDO Ltd.
0.582% due 11/21/2040	3,650	3,587

Total Asset-Backed Securities (Cost $333,687)		336,624

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (d) 0.0%
		373

U.S. TREASURY BILLS 0.7%
0.028% due 04/09/2015 - 06/11/2015 (c)(e)(g)(i)	8,963	8,963

Total Short-Term Instruments (Cost $9,336)		9,336

Total Investments in Securities (Cost $1,289,765)		1,317,932

	SHARES
INVESTMENTS IN AFFILIATES 10.7%

SHORT-TERM INSTRUMENTS 10.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.7%
PIMCO Short-Term Floating NAV Portfolio	12,134	121
PIMCO Short-Term Floating NAV Portfolio III	14,390,892	142,715

Total Short-Term Instruments (Cost $142,816)		142,836

Total Investments in Affiliates (Cost $142,816)		142,836

Total Investments 109.1% (Cost $1,432,581)		$1,460,768

Financial Derivative Instruments (f)(h) (0.7%) (Cost or Premiums, net $(10,142))		(8,722)

Other Assets and Liabilities, net (8.4%)		(113,244)

Net Assets 100.0%		$1,338,802

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$373	Freddie Mac 2.080% due 10/17/2022	$(385)	$373	$373

Total Repurchase Agreements						$(385)	$373	$373

(1)	Includes accrued interest.

114	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPG	0.050%	03/23/2015	04/07/2015	$(706)	$(706)
GSC	0.110%	03/30/2015	04/06/2015	(13,775)	(13,779)
MSC	0.150%	03/18/2015	04/01/2015	(46,763)	(46,766)

Total Sale-Buyback Transactions					$(61,251)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $177,624 at a weighted average interest rate of (0.027%).
(3)	Payable for sale-buyback transactions includes $4 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2030	$24,500	$(25,893)	$(25,989)
Fannie Mae	3.500%	04/01/2045	199,000	(207,382)	(209,082)
Fannie Mae	3.500%	05/01/2045	1,500	(1,570)	(1,572)
Fannie Mae	4.500%	04/01/2045	2,000	(2,167)	(2,182)
Fannie Mae	4.500%	05/01/2045	29,000	(31,465)	(31,565)
Fannie Mae	6.000%	04/01/2045	4,000	(4,533)	(4,564)
Ginnie Mae	3.500%	04/01/2045	3,000	(3,137)	(3,160)
Ginnie Mae	4.500%	04/01/2045	6,000	(6,557)	(6,617)

Total Short Sales				$(282,704)	$(284,731)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(e)	Securities with an aggregate market value of $62,525 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$373	$0	$0	$373	$(385)	$(12)

Master Securities Forward Transaction Agreement
BPG	0	0	(706)	(706)	704	(2)
GSC	0	0	(13,779)	(13,779)	13,788	9
MSC	0	0	(46,766)	(46,766)	46,980	214

Total Borrowings and Other Financing Transactions	$373	$0	$(61,251)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$130.000	05/22/2015	160	$(95)	$(111)

Total Written Options				$(95)	$(111)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	116	$(393)	$0	$(16)
90-Day Eurodollar December Futures	Short	12/2015	263	(40)	0	(10)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	115

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2015	375	$(21)	$0	$(5)
90-Day Eurodollar June Futures	Short	06/2016	51	(10)	0	(5)
90-Day Eurodollar March Futures	Short	03/2016	352	(57)	0	(22)
90-Day Eurodollar September Futures	Short	09/2015	298	(33)	0	(7)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	1,038	1,105	325	0

Total Futures Contracts				$551	$325	$(65)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.800%	05/18/2016	$650,000	$(1,725)	$(1,145)	$0	$(73)
Pay	3-Month USD-LIBOR	1.850%	05/18/2017	402,000	2,436	1,678	173	0
Receive	3-Month USD-LIBOR	1.250%	06/18/2017	195,400	(2,296)	(1,394)	0	(115)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	9,000	(490)	(380)	0	(19)
Pay	3-Month USD-LIBOR	2.446%	11/15/2024	10,700	510	393	22	0
Pay	3-Month USD-LIBOR	3.000%	12/17/2024	69,900	6,811	5,249	149	0
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	6,300	(1,612)	(14)	0	(2)

					$3,634	$4,387	$344	$(209)

Total Swap Agreements					$3,634	$4,387	$344	$(209)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(g)	Securities with an aggregate market value of $6,097 and cash of $1,481 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$325	$344	$669	$(111)	$(65)	$(209)	$(385)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015	$		599		EUR	536	$0	$(22)

BPS	04/2015			912		GBP	615	0	0

CBK	04/2015			570		EUR	503	0	(29)

GLM	04/2015			1,990			1,773	0	(84)
	05/2015			2,269			2,064	0	(48)

MSB	04/2015		EUR	56,377	$		63,636	3,013	0
	04/2015		GBP	13,938			21,012	337	0

Total Forward Foreign Currency Contracts								$3,350	$(183)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	04/22/2015	$	29,700	$175	$20
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	05/05/2015		66,900	546	39
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.400%	06/26/2015		56,500	347	291
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.085%	09/16/2015		80,000	2,184	130

116	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	06/10/2015	$	120,000	$89	$2

FBF	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.535%	07/15/2015		200,000	1,108	2,211
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.350%	05/05/2015		75,900	573	129
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.220%	07/07/2015		70,000	1,466	770

GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.050%	06/10/2015		141,000	104	2

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950%	07/01/2015		1,000,000	525	98

RYL	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500%	06/17/2015		75,000	158	13

								$7,275	$3,705

Total Purchased Options								$7,275	$3,705

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.500%	09/16/2015	$	80,000	$(696)	$(3,347)

FBF	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.905%	05/05/2015		75,900	(573)	(353)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.880%	06/19/2015		38,000	(359)	(285)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.200%	02/01/2016		90,000	(2,736)	(2,499)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.200%	02/01/2016		90,000	(2,736)	(2,744)

RYL	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	06/17/2015		75,000	(173)	(221)

								$(7,273)	$(9,449)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC Fannie Mae 3.500% due 04/01/2045	$104.680	04/07/2015	$	12,000	$(25)	$(54)
	Call - OTC Fannie Mae 4.000% due 04/01/2045	106.707	04/07/2015		10,000	(19)	(27)

JPM	Put - OTC Fannie Mae 3.500% due 04/01/2045	103.516	04/07/2015		22,000	(74)	0
	Put - OTC Fannie Mae 3.500% due 04/01/2045	103.750	04/07/2015		12,000	(31)	0
	Call - OTC Fannie Mae 3.500% due 04/01/2045	104.629	04/07/2015		19,000	(58)	(94)
	Call - OTC Fannie Mae 3.500% due 04/01/2045	104.875	04/07/2015		9,000	(18)	(28)
	Call - OTC Fannie Mae 4.000% due 04/01/2045	106.801	04/07/2015		9,000	(16)	(18)

						$(241)	$(221)

Total Written Options						$(7,514)	$(9,670)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	0	$95,000	$(234)
Sales	480	2,268,500	(12,129)
Closing Buys	0	(976,600)	2,984
Expirations	(160)	(618,000)	1,240
Exercised	(160)	(227,000)	530

Balance at End of Period	160	$541,900	$(7,609)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	07/25/2045	$6,456	$ (2,227)	$884	$0	$(1,343)
	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	14,978	(3,191)	241	0	(2,950)

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	1,076	(232)	20	0	(212)

CBK	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	2,016	(93)	88	0	(5)

FBF	CMBX.NA.AAA.3 Index	0.080%	12/13/2049	13,088	(534)	477	0	(57)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	192	(9)	9	0	0
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063	45,000	(991)	333	0	(658)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	20,000	(609)	118	0	(491)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	117

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value (3)
							Asset	Liability
GST	CMBX.NA.AAA.4 Index	0.350%	02/17/2051	$672	$(33)	$31	$0	$(2)

MYC	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	50,000	(1,889)	663	0	(1,226)

					$(9,808)	$2,864	$0	$(6,944)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.551%	04/09/2015	$	707,000	$0	$491	$491	$0

JPM	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.554%	04/09/2015		793,000	0	655	655	0

							$0	$1,146	$1,146	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
DUB	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$	24,225		$(219)	$0	$(219)
FBF	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043		5,931		(54)	0	(54)
GST	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043		15,162		(137)	0	(137)

									$(410)	$0	$(410)

Total Swap Agreements								$(9,808)	$3,600	$1,146	$(7,354)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $15,576 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$0	$480	$0	$480	$(22)	$(3,347)	$(4,293)	$(7,662)	$(7,182)	$7,113	$(69)
BRC	0	0	0	0	0	0	(212)	(212)	(212)	260	48
CBK	0	2	491	493	(29)	0	(5)	(34)	459	(610)	(151)
DUB	0	0	0	0	0	(81)	(219)	(300)	(300)	300	(0)
FBF	0	3,110	0	3,110	0	(353)	(1,260)	(1,613)	1,497	(1,665)	(168)
GLM	0	2	0	2	(132)	(285)	0	(417)	(415)	286	(129)
GST	0	0	0	0	0	0	(139)	(139)	(139)	0	(139)
JPM	0	0	655	655	0	(5,383)	0	(5,383)	(4,728)	5,010	282
MSB	3,350	0	0	3,350	0	0	0	0	3,350	(2,960)	390
MYC	0	98	0	98	0	0	(1,226)	(1,226)	(1,128)	652	(476)
NGF	0	0	0	0	0	0	0	0	0	(230)	(230)
RYL	0	13	0	13	0	(221)	0	(221)	(208)	(45)	(253)

Total Over the Counter	$3,350	$3,705	$1,146	$8,201	$(183)	$(9,670)	$(7,354)	$(17,207)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

118	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$325	$325
Swap Agreements	0	0	0	0	344	344

	$0	$0	$0	$0	$669	$669

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,350	$0	$3,350
Purchased Options	0	0	0	0	3,705	3,705
Swap Agreements	0	0	0	0	1,146	1,146

	$0	$0	$0	$3,350	$4,851	$8,201

	$0	$0	$0	$3,350	$5,520	$8,870

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$111	$111
Futures	0	0	0	0	65	65
Swap Agreements	0	0	0	0	209	209

	$0	$0	$0	$0	$385	$385

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$183	$0	$183
Written Options	0	0	0	0	9,670	9,670
Swap Agreements	0	6,944	0	0	410	7,354

	$0	$6,944	$0	$183	$10,080	$17,207

	$0	$6,944	$0	$183	$10,465	$17,592

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$42	$42
Futures	0	0	0	0	3,042	3,042
Swap Agreements	0	0	0	0	(7,537)	(7,537)

	$0	$0	$0	$0	$(4,453)	$(4,453)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,150	$0	$14,150
Purchased Options	0	0	0	0	(5,073)	(5,073)
Written Options	0	0	0	0	3,723	3,723
Swap Agreements	0	295	0	0	(2,934)	(2,639)

	$0	$295	$0	$14,150	$(4,284)	$10,161

	$0	$295	$0	$14,150	$(8,737)	$5,708

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(16)	$(16)
Futures	0	0	0	0	603	603
Swap Agreements	0	0	0	0	5,307	5,307

	$0	$0	$0	$0	$5,894	$5,894

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,281	$0	$3,281
Purchased Options	0	0	0	0	(3,569)	(3,569)
Written Options	0	0	0	0	(2,296)	(2,296)
Swap Agreements	0	1,558	0	0	736	2,294

	$0	$1,558	$0	$3,281	$(5,129)	$(290)

	$0	$1,558	$0	$3,281	$765	$5,604

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	119

Schedule of Investments PIMCO Mortgage Opportunities Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$886	$0	$886
Industrials	0	5,212	0	5,212
U.S. Government Agencies	0	439,002	0	439,002
U.S. Treasury Obligations	0	94,144	0	94,144
Mortgage-Backed Securities	0	390,341	42,387	432,728
Asset-Backed Securities	0	336,624	0	336,624
Short-Term Instruments
Repurchase Agreements	0	373	0	373
U.S. Treasury Bills	0	8,963	0	8,963
	$0	$1,275,545	$42,387	$1,317,932

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$142,836	$0	$0	$142,836

Total Investments	$142,836	$1,275,545	$42,387	$1,460,768

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(284,731)	$0	$(284,731)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	325	344	0	669
Over the counter	0	7,055	1,146	8,201
	$325	$7,399	$1,146	$8,870

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(65)	(320)	0	(385)
Over the counter	0	(17,207)	0	(17,207)
	$(65)	$(17,527)	$0	$(17,592)

Totals	$143,096	$980,686	$43,533	$1,167,315

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Mortgage-Backed Securities	$45,223	$20,707	$(26,154)	$170	$1,528	$913	$0	$0	$42,387	$1,284

Financial Derivative Instruments - Assets
Over the counter	$0	$0	$0	$0	$0	$1,146	$0	$0	$1,146	$1,146

Totals	$45,223	$20,707	$(26,154)	$170	$1,528	$2,059	$0	$0	$43,533	$2,430

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Mortgage-Backed Securities	$19,989	Benchmark Pricing	Base Price	103.25-105.00
	22,398	Third Party Vendor	Broker Quote	82.00-86.50

Financial Derivative Instruments - Assets
Over the counter	1,146	Indicative Market Quotation	Broker Quote	0.07-0.08

Total	$43,533

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

120	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund II

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.0%

BANK LOAN OBLIGATIONS 2.1%
Dell, Inc.
3.750% due 10/29/2018	$8,700	$8,731
HCA, Inc.
2.928% due 03/31/2017	8,678	8,692
RPI Finance Trust
2.775% due 11/09/2016	5,061	5,099

Total Bank Loan Obligations (Cost $22,487)		22,522

CORPORATE BONDS & NOTES 24.7%

BANKING & FINANCE 18.0%
American Honda Finance Corp.
0.636% due 05/26/2016	2,000	2,008
American International Group, Inc.
5.050% due 10/01/2015	6,000	6,128
6.250% due 03/15/2087	5,500	6,296
Bank of America Corp.
3.750% due 07/12/2016	1,700	1,753
6.400% due 08/28/2017	6,730	7,462
6.500% due 08/01/2016	3,800	4,056
Bank of America N.A.
0.676% due 05/08/2017	1,600	1,598
6.000% due 10/15/2036	12,700	16,380
Bank One Capital
8.750% due 09/01/2030	1,100	1,648
Bear Stearns Cos. LLC
6.400% due 10/02/2017	400	446
7.250% due 02/01/2018	2,200	2,534
Citigroup, Inc.
0.775% due 05/01/2017	19,200	19,158
4.750% due 05/19/2015	119	120
Ford Motor Credit Co. LLC
2.375% due 01/16/2018	4,600	4,683
2.875% due 10/01/2018	400	413
3.984% due 06/15/2016	400	413
7.000% due 04/15/2015	6,900	6,911
12.000% due 05/15/2015	7,100	7,188
General Motors Financial Co., Inc.
3.150% due 01/15/2020	2,000	2,026
Goldman Sachs Group, Inc.
0.886% due 06/04/2017	1,000	1,000
3.300% due 05/03/2015	1,500	1,503
3.700% due 08/01/2015	4,800	4,848
7.500% due 02/15/2019	3,657	4,368
HSBC Bank USA N.A.
6.000% due 08/09/2017	4,000	4,392
HSBC Finance Corp.
5.250% due 04/15/2015	4,000	4,005
International Lease Finance Corp.
6.750% due 09/01/2016	2,000	2,130
7.125% due 09/01/2018	3,000	3,375
JPMorgan Chase & Co.
4.350% due 08/15/2021	200	220
JPMorgan Chase Bank N.A.
0.682% due 06/02/2017	12,600	12,606
Morgan Stanley
3.800% due 04/29/2016	1,500	1,544
5.375% due 10/15/2015	300	307
6.000% due 04/28/2015	10,400	10,434
MUFG Americas Holdings Corp.
2.250% due 02/10/2020	3,000	3,009
Navient Corp.
5.000% due 04/15/2015	7,300	7,309
6.250% due 01/25/2016	8,551	8,818

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NYSE Holdings LLC
2.000% due 10/05/2017	$50	$51
Principal Life Income Funding Trusts
5.550% due 04/27/2015	4,000	4,014
Prudential Financial, Inc.
4.750% due 09/17/2015	185	188
UBS Preferred Funding Trust
6.243% due 05/15/2016 (b)	13,600	14,195
Wells Fargo & Co.
0.562% due 06/02/2017	3,000	3,001
7.980% due 03/15/2018 (b)	10,800	11,880

		194,418

INDUSTRIALS 4.3%
Apple, Inc.
2.150% due 02/09/2022	8,200	8,101
2.850% due 05/06/2021	1,100	1,147
Georgia-Pacific LLC
2.539% due 11/15/2019	3,700	3,755
Kinder Morgan, Inc.
2.000% due 12/01/2017	1,900	1,898
3.050% due 12/01/2019	7,600	7,684
Merck & Co., Inc.
2.350% due 02/10/2022	4,700	4,708
2.750% due 02/10/2025	4,500	4,506
Microsoft Corp.
2.375% due 02/12/2022	8,400	8,469
Thermo Fisher Scientific, Inc.
2.250% due 08/15/2016	125	127
Wynn Las Vegas LLC
5.500% due 03/01/2025	5,900	6,003

		46,398

UTILITIES 2.4%
BellSouth Corp.
4.182% due 04/26/2021	12,700	12,723
Duquesne Light Holdings, Inc.
5.500% due 08/15/2015	1,800	1,830
Entergy Corp.
3.625% due 09/15/2015	5,400	5,463
Verizon Communications, Inc.
2.021% due 09/14/2018	1,200	1,253
2.500% due 09/15/2016	960	981
3.650% due 09/14/2018	3,800	4,042

		26,292

Total Corporate Bonds & Notes (Cost $262,414)		267,108

MUNICIPAL BONDS & NOTES 4.9%

CALIFORNIA 3.1%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,000	1,426
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050	3,900	5,872
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,100	1,410
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	4,300	6,435
7.550% due 04/01/2039	900	1,411
Calleguas-Las Virgenes Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
5.944% due 07/01/2040	3,800	4,794

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	$100	$138
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,262
Los Angeles, California Wastewater System Revenue Bonds, (NPFGC Insured), Series 2005
5.000% due 06/01/2034	2,575	2,595
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	3,800	5,192
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	229
7.021% due 08/01/2040	300	347
University of California Revenue Bonds, (BABs), Series 2009
5.770% due 05/15/2043	1,700	2,187

		33,298

FLORIDA 0.0%
Miami, Florida Revenue Bonds, Series 1989
8.650% due 07/01/2019	85	99

ILLINOIS 0.5%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	180	198
6.899% due 12/01/2040	3,600	4,644

		4,842

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	540	540

MASSACHUSETTS 0.0%
Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	100	111

OHIO 0.6%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	3,500	5,663
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047	1,500	1,335

		6,998

TENNESSEE 0.3%
Metropolitan Government of Nashville & Davidson County, Tennessee Water & Sewer Revenue Bonds, (BABs), Series 2010
6.568% due 07/01/2037	2,600	3,564

TEXAS 0.3%
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	2,300	3,083

Total Municipal Bonds & Notes (Cost $40,470)		52,535

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	121

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 50.2%
Fannie Mae
0.234% due 12/25/2036	$357	$350
0.599% due 10/25/2022	20	20
0.624% due 05/25/2023	19	20
0.674% due 02/25/2022	7	7
0.724% due 01/25/2022	14	14
0.774% due 08/25/2022	18	18
0.804% due 05/25/2040	3,086	3,152
0.874% due 04/25/2022 - 09/25/2022	18	18
0.875% due 12/20/2017 - 05/21/2018	1,100	1,098
1.321% due 07/01/2044	195	200
1.875% due 09/18/2018	300	308
1.966% due 01/01/2035	359	382
2.194% due 05/25/2035	217	226
2.310% due 08/01/2022	500	507
2.630% due 10/10/2024	165	164
3.000% due 05/01/2030 - 05/01/2045	38,000	38,948
3.320% due 04/01/2041	98	105
3.330% due 11/01/2021	283	300
3.500% due 01/01/2026 - 05/01/2030	4,111	4,357
3.980% due 07/01/2021	118,300	131,355
4.000% due 08/01/2025 - 05/01/2045	2,295	2,464
4.500% due 09/01/2018 - 05/01/2045	43,585	47,614
4.521% due 09/01/2035	66	71
5.000% due 05/11/2017 - 05/01/2045	9,703	10,774
5.375% due 06/12/2017 (f)	2,800	3,082
5.500% due 03/01/2022 - 05/01/2045	37,431	42,154
5.824% due 12/25/2042	442	498
6.000% due 05/01/2017 - 01/01/2039	13,050	14,902
6.500% due 11/01/2021 - 06/25/2044	256	297
7.000% due 09/25/2020	1	1
8.000% due 10/01/2030	1	1
9.000% due 12/01/2017 - 06/25/2018	1	1
9.250% due 07/25/2019	21	24
Freddie Mac
0.925% due 08/15/2036	2,358	2,398
1.000% due 09/29/2017	6,500	6,521
1.250% due 08/01/2019 - 10/02/2019	7,600	7,558
1.314% due 02/25/2045	221	227
2.170% due 02/01/2023	16	16
2.375% due 12/01/2022	110	113
2.544% due 07/01/2030	34	36
3.750% due 03/27/2019	1,700	1,866
4.000% due 04/01/2024 - 05/01/2045	172,106	183,734
4.500% due 02/01/2029 - 05/01/2045	10,941	11,930
5.000% due 01/01/2036 - 07/01/2040	190	210
5.500% due 01/01/2018 - 07/01/2039	2,499	2,805
6.000% due 02/01/2016 - 09/01/2038	7,483	8,526
7.000% due 07/15/2022	284	318
7.500% due 01/15/2023	720	814

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 11/01/2025 - 06/15/2030	$386	$453
9.000% due 12/15/2020	19	22
9.500% due 02/01/2018	2	2
10.000% due 03/01/2021	1	1
Ginnie Mae
0.575% due 06/16/2031	25	25
0.775% due 02/16/2030	35	35
1.625% due 06/20/2023 - 07/20/2030	1,353	1,403
2.000% due 09/20/2024 - 07/20/2027	334	347
5.000% due 07/15/2034 - 04/01/2045	9,009	10,065
6.000% due 01/15/2024	2	2
7.500% due 03/15/2024 - 09/15/2025	5	6
8.000% due 01/15/2022 - 08/15/2024	12	12
9.000% due 11/15/2017	2	2
9.500% due 01/20/2019 - 12/15/2021	3	4
Small Business Administration
7.970% due 01/25/2025	84	87

Total U.S. Government Agencies (Cost $524,762)		542,970

U.S. TREASURY OBLIGATIONS 36.9%
U.S. Treasury Bonds
2.500% due 02/15/2045 (d)	10,000	9,916
2.750% due 08/15/2042 (d)	7,300	7,597
2.750% due 11/15/2042 (d)	4,400	4,576
2.875% due 05/15/2043 (d)	4,100	4,372
3.000% due 05/15/2042 (d)	5,500	6,003
3.000% due 11/15/2044 (d)	16,000	17,536
3.125% due 02/15/2042 (d)	3,700	4,135
3.125% due 02/15/2043 (d)	4,000	4,466
3.125% due 08/15/2044 (d)	20,700	23,212
3.375% due 05/15/2044 (d)	34,700	40,683
3.625% due 02/15/2044 (d)	2,300	2,814
3.750% due 11/15/2043 (d)	6,000	7,498
4.250% due 05/15/2039 (d)	2,500	3,304
4.375% due 11/15/2039 (d)	4,500	6,068
4.375% due 05/15/2040 (d)	4,300	5,814
4.500% due 08/15/2039 (d)	1,400	1,917
4.625% due 02/15/2040 (d)	3,200	4,471
6.125% due 11/15/2027 (d)	2,600	3,762
6.125% due 08/15/2029 (d)	1,200	1,784
6.250% due 05/15/2030 (d)	7,300	11,097
U.S. Treasury Inflation Protected Securities (a)
0.125% due 07/15/2022 (f)(h)	11,587	11,727
0.125% due 01/15/2023	8,304	8,351
0.375% due 07/15/2023	9,040	9,283
0.750% due 02/15/2042	103	105
1.375% due 02/15/2044	702	828
1.750% due 01/15/2028 (d)(h)	31,071	36,441
2.000% due 01/15/2026	22,140	26,281
2.375% due 01/15/2025	25,793	31,318
2.500% due 01/15/2029	27,218	34,853
3.625% due 04/15/2028	1,445	2,043
3.875% due 04/15/2029	13,081	19,253
U.S. Treasury Notes
0.625% due 08/31/2017 (f)(h)	400	399
0.625% due 09/30/2017 (f)	700	698
0.750% due 12/31/2017 (d)(f)	14,200	14,173
2.000% due 02/15/2025 (d)	800	805
2.250% due 11/15/2024 (d)	28,400	29,197

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.375% due 08/15/2024 (f)	$2,500	$2,599

Total U.S. Treasury Obligations (Cost $382,644)		399,379

MORTGAGE-BACKED SECURITIES 21.0%
American Home Mortgage Investment Trust
2.378% due 02/25/2045	856	856
BAMLL Commercial Mortgage Securities Trust
1.394% due 01/15/2028	5,900	5,908
Banc of America Commercial Mortgage Trust
5.617% due 07/10/2046	9,064	9,541
Banc of America Funding Trust
2.645% due 05/25/2035	984	1,005
BCRR Trust
5.858% due 07/17/2040	1,400	1,514
Bear Stearns Adjustable Rate Mortgage Trust
2.510% due 04/25/2033	356	360
2.618% due 01/25/2035	2,708	2,666
5.422% due 02/25/2036	1,146	1,076
Bear Stearns ALT-A Trust
2.651% due 09/25/2035	424	365
2.671% due 05/25/2035	2,843	2,761
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	432	460
5.405% due 12/11/2040	7,629	7,753
5.700% due 06/11/2050	4,000	4,333
5.708% due 06/11/2040	12,961	14,037
Bear Stearns Mortgage Funding Trust
0.364% due 01/25/2037	8,182	6,774
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035	1,173	1,178
2.510% due 10/25/2035	374	372
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.225% due 07/15/2044	8,940	8,986
5.299% due 01/15/2046	12,475	12,759
Countrywide Alternative Loan Trust
0.354% due 05/25/2047	1,821	1,530
Countrywide Home Loan Mortgage Pass-Through Trust
2.313% due 02/20/2036 ^	529	503
2.467% due 02/20/2035	32	31
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	17,079	18,023
5.383% due 02/15/2040	976	1,028
Credit Suisse First Boston Mortgage Securities Corp.
2.486% due 09/25/2033	5,695	5,821
4.840% due 06/25/2032	56	55
Credit Suisse Mortgage Capital Certificates
3.165% due 01/27/2036	2,810	2,780
DBUBS Mortgage Trust
3.386% due 07/10/2044	13,660	13,990
DLJ Acceptance Trust
11.000% due 08/01/2019	3	3
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	2,200	2,323
Guaranteed Mortgage Corp.
9.300% due 07/20/2019	6	7
HomeBanc Mortgage Trust
0.424% due 03/25/2035	6,797	6,102
0.444% due 10/25/2035	5,278	4,717
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032	18	18
IndyMac Mortgage Loan Trust
4.358% due 11/25/2035 ^	2,096	1,717
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047	3,628	3,824
5.420% due 01/15/2049	469	497
5.440% due 06/12/2047	1,245	1,315

122	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Commercial Mortgage-Backed Securities Trust
5.641% due 03/18/2051	$1,700	$1,822
JPMorgan Mortgage Trust
5.162% due 07/25/2035	1,418	1,408
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048	654	692
5.485% due 03/12/2051	2,900	3,105
Morgan Stanley Capital Trust
5.204% due 11/14/2042	7,529	7,600
5.319% due 12/15/2043	11,701	12,366
5.610% due 04/15/2049	864	869
Morgan Stanley Mortgage Loan Trust
2.121% due 06/25/2036	7,102	6,816
5.500% due 08/25/2035	299	302
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045	1,459	1,564
Prime Mortgage Trust
0.574% due 02/25/2019	1	1
0.574% due 02/25/2034	206	195
RBSSP Resecuritization Trust
0.421% due 02/26/2037	2,817	2,652
Residential Funding Mortgage Securities, Inc. Trust
3.780% due 02/25/2036 ^	350	315
Sequoia Mortgage Trust
0.818% due 04/19/2027	1,451	1,368
Structured Asset Mortgage Investments Trust
0.838% due 09/19/2032	224	219
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.217% due 01/25/2032	27	26
2.516% due 02/25/2032	33	33
5.500% due 07/25/2034	11,547	11,854
UBS-Citigroup Commercial Mortgage Trust
2.804% due 01/10/2045	350	359
Wachovia Bank Commercial Mortgage Trust
5.342% due 12/15/2043	3,800	4,040
5.557% due 03/15/2045	17,360	17,911
WaMu Mortgage Pass-Through Certificates Trust
0.464% due 10/25/2045	496	458
1.328% due 11/25/2042	171	160
Wells Fargo Mortgage-Backed Securities Trust
0.674% due 07/25/2037 ^	354	302
2.614% due 12/25/2034	1,829	1,843
2.615% due 01/25/2035	25	25
2.615% due 03/25/2036	1,979	1,977

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo-RBS Commercial Mortgage Trust
2.684% due 11/15/2044	$150	$153

Total Mortgage-Backed Securities (Cost $225,580)		227,423

ASSET-BACKED SECURITIES 4.9%
Ally Auto Receivables Trust
0.680% due 07/17/2017	9,600	9,608
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.624% due 01/25/2036	4,137	3,791
Asset-Backed Securities Corp. Home Equity Loan Trust
1.417% due 08/15/2033	3,324	3,165
Countrywide Asset-Backed Certificates
0.994% due 05/25/2036	610	610
EMC Mortgage Loan Trust
0.914% due 05/25/2040	776	706
First Franklin Mortgage Loan Trust
0.434% due 11/25/2036	6,995	6,916
0.684% due 09/25/2035	1,702	1,696
Fremont Home Loan Trust
0.234% due 01/25/2037	65	33
Morgan Stanley IXIS Real Estate Capital Trust
0.224% due 11/25/2036	19	10
Residential Asset Securities Corp. Trust
0.444% due 04/25/2036	9,450	9,116
Securitized Asset-Backed Receivables LLC Trust
0.234% due 12/25/2036 ^	766	284
SLM Private Education Loan Trust
2.825% due 12/16/2019	469	475
SpringCastle America Funding LLC
2.700% due 05/25/2023	9,845	9,883
Structured Asset Investment Loan Trust
1.074% due 09/25/2034	2,843	2,737
1.299% due 07/25/2033	3,581	3,431

Total Asset-Backed Securities (Cost $50,708)		52,461

	SHARES
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.5%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (b)	4,000	4,999

	SHARES	MARKET VALUE (000S)
UTILITIES 0.3%
Qwest Corp.
7.375% due 06/01/2051	128,400	$3,385

Total Preferred Securities (Cost $7,397)		8,384

SHORT-TERM INSTRUMENTS 0.5%

REPURCHASE AGREEMENTS (c) 0.5%
		5,087

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.0%
0.028% due 06/25/2015 (d)	$291	291

Total Short-Term Instruments (Cost $5,378)		5,378

Total Investments in Securities (Cost $1,521,840)		1,578,160

	SHARES
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%
PIMCO Short-Term Floating NAV Portfolio III	264,894	2,627

Total Short-Term Instruments (Cost $2,627)		2,627

Total Investments in Affiliates (Cost $2,627)		2,627

Total Investments 146.2% (Cost $1,524,467)		$1,580,787

Financial Derivative Instruments (e)(g) 0.0% (Cost or Premiums, net $(2,275))		25

Other Assets and Liabilities, net (46.2%)		(499,396)

Net Assets 100.0%		$1,081,416

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$5,087	Freddie Mac 2.080% due 10/17/2022	$(5,192)	$5,087	$5,087

Total Repurchase Agreements						$(5,192)	$5,087	$5,087

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	123

Schedule of Investments PIMCO Total Return Fund II (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.050%	03/27/2015	04/06/2015	$(803)	$(803)
GRE	0.330%	03/25/2015	04/01/2015	(10,025)	(10,026)
JPS	0.100%	03/16/2015	04/16/2015	(2,727)	(2,727)

Total Reverse Repurchase Agreements					$(13,556)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.090%	03/11/2015	04/10/2015	$(2,567)	$(2,570)
	0.100%	03/13/2015	04/13/2015	(5,764)	(5,773)
	0.170%	02/20/2015	04/07/2015	(2,559)	(2,561)
	0.260%	03/13/2015	04/13/2015	(6,449)	(6,456)
	0.270%	03/16/2015	04/13/2015	(7,701)	(7,709)
	0.330%	03/18/2015	04/09/2015	(24,250)	(24,263)
	0.450%	03/30/2015	04/06/2015	(17,226)	(17,233)
	0.450%	03/30/2015	04/13/2015	(8,993)	(9,000)
	0.580%	03/30/2015	04/06/2015	(209)	(209)
BPG	0.280%	03/17/2015	04/17/2015	(26,384)	(26,422)
	0.300%	03/20/2015	04/06/2015	(20,389)	(20,397)
GSC	0.120%	03/13/2015	04/13/2015	(1,078)	(1,079)
	0.220%	03/04/2015	04/17/2015	(860)	(861)
	0.220%	03/05/2015	04/06/2015	(21,598)	(21,610)
	0.230%	03/18/2015	04/08/2015	(16,353)	(16,363)
	0.280%	03/17/2015	04/09/2015	(3,764)	(3,768)
	0.420%	03/26/2015	04/02/2015	(11,913)	(11,914)
	0.420%	03/26/2015	04/09/2015	(4,804)	(4,808)
MSC	0.390%	03/25/2015	04/08/2015	(6,152)	(6,156)
	0.400%	03/24/2015	04/08/2015	(8,191)	(8,196)

Total Sale-Buyback Transactions					$(197,348)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $43,682 at a weighted average interest rate of 0.067%.
(3)	Payable for sale-buyback transactions includes $111 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	6.000%	04/01/2045	$9,000	$(10,198)	$(10,268)

Total Short Sales				$(10,198)	$(10,268)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(d)	Securities with an aggregate market value of $211,826 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(803)	$0	$(803)	$805	$2
GRE	0	(10,026)	0	(10,026)	9,916	(110)
JPS	0	(2,727)	0	(2,727)	2,736	9
SGY	0	0	0	0	(322)	(322)
SSB	5,087	0	0	5,087	(5,192)	(105)

Master Securities Forward Transaction Agreement
BCY	0	0	(75,774)	(75,774)	75,346	(428)
BPG	0	0	(46,819)	(46,819)	46,408	(411)
GSC	0	0	(60,403)	(60,403)	60,009	(394)
MSC	0	0	(14,352)	(14,352)	14,158	(194)
TDM	0	0	0	0	(250)	(250)

Total Borrowings and Other Financing Transactions	$5,087	$(13,556)	$(197,348)

124	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	941	$(403)	$0	$(35)
90-Day Eurodollar December Futures	Short	12/2016	42	(26)	0	(5)
90-Day Eurodollar June Futures	Short	06/2015	342	(20)	0	(4)
90-Day Eurodollar March Futures	Short	03/2016	571	(219)	0	(36)
90-Day Eurodollar September Futures	Short	09/2015	610	(214)	0	(15)
90-Day Eurodollar September Futures	Short	09/2016	320	(76)	0	(32)
U.S. Treasury 5-Year Note June Futures	Short	06/2015	189	(38)	0	(39)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	1,220	1,030	325	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	70	118	28	0

Total Futures Contracts				$152	$353	$(166)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.665%	04/17/2016	$160,600	$(288)	$(304)	$0	$(13)
Receive	3-Month USD-LIBOR	0.750%	06/17/2016	61,000	(101)	(35)	0	(9)
Receive	3-Month USD-LIBOR	1.050%	10/19/2016	83,900	(187)	(173)	0	(20)
Receive	3-Month USD-LIBOR	1.000%	04/17/2017	177,700	(596)	(1,113)	0	(86)
Receive	3-Month USD-LIBOR	1.250%	06/17/2017	33,500	(208)	(56)	0	(20)
Receive	3-Month USD-LIBOR	1.500%	09/16/2017	29,800	(235)	(143)	0	(21)
Receive	3-Month USD-LIBOR	1.780%	12/02/2019	78,400	(1,522)	(1,066)	0	(131)
Receive	3-Month USD-LIBOR	1.800%	12/03/2019	2,800	(57)	(52)	0	(5)
Receive	3-Month USD-LIBOR	2.000%	06/15/2022	10,300	(94)	(29)	0	(21)
Receive	3-Month USD-LIBOR	2.550%	10/16/2024	41,500	(2,475)	(2,317)	0	(86)
Receive	3-Month USD-LIBOR	3.000%	06/19/2043	58,000	(8,106)	(11,293)	0	(62)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	58,900	(4,996)	(8,966)	0	(59)
Receive	3-Month USD-LIBOR	2.800%	12/18/2043	2,400	(233)	(345)	0	(2)

					$(19,098)	$(25,892)	$0	$(535)

Total Swap Agreements					$(19,098)	$(25,892)	$0	$(535)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(f)	Securities with an aggregate market value of $9,737 and cash of $8,018 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$353	$0	$353	$0	$(166)	$(535)	$(701)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/29/2016	$	69,000	$260	$215

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	07/30/2015		3,200	45	21

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/19/2016		13,300	56	42

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	125

Schedule of Investments PIMCO Total Return Fund II (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	$	8,100	$120	$83
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.150%	07/20/2015		13,300	62	41

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	01/30/2018		12,700	180	149

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		39,200	65	46
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	01/29/2016		6,600	59	51
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	01/29/2016		6,600	102	80

								$949	$728

Total Purchased Options								$949	$728

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$7,000	$(59)	$(4)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	16,900	(151)	(10)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,500	(84)	(4)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,500	(19)	(2)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	6,700	(65)	(4)

						$(378)	$(24)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.730%	01/29/2016	$	69,000	$(98)	$(68)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.915%	01/29/2016		69,000	(168)	(128)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.430%	07/30/2015		3,200	(19)	(7)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590%	07/30/2015		3,200	(30)	(13)

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.700%	01/19/2016		13,300	(20)	(11)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	01/19/2016		13,300	(36)	(23)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018		8,100	(101)	(59)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.850%	07/20/2015		13,300	(23)	(9)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	07/20/2015		13,300	(40)	(21)

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/30/2018		12,700	(66)	(51)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	01/30/2018		12,700	(115)	(93)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.500%	01/19/2016		26,100	(16)	(9)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016		13,100	(8)	(5)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.650%	01/19/2016		26,100	(29)	(18)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		13,100	(13)	(9)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015		22,500	(295)	(24)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.520%	09/18/2015		56,800	(497)	(86)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/29/2016		6,600	(25)	(20)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/29/2016		6,600	(38)	(33)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.330%	01/29/2016		6,600	(42)	(31)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540%	01/29/2016		6,600	(66)	(51)

								$(1,745)	$(769)

Total Written Options								$(2,123)	$(793)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	150	$464,500	$(2,800)
Sales	4,209	1,235,000	(6,680)
Closing Buys	(669)	(253,000)	1,618
Expirations	(2,115)	(750,600)	4,211
Exercised	(1,575)	(241,100)	1,528

Balance at End of Period	0	$454,800	$(2,123)

126	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.266%	$ 7,200	$164	$(44)	$120	$0
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%	4,600	(55)	90	35	0
	Prudential Financial, Inc.	1.000%	12/20/2015	0.105%	6,100	(178)	220	42	0

BRC	MetLife, Inc.	1.000%	09/20/2015	0.117%	4,800	46	(24)	22	0
	Prudential Financial, Inc.	1.000%	09/20/2015	0.105%	6,800	66	(35)	31	0

CBK	MetLife, Inc.	1.000%	12/20/2015	0.117%	3,800	(138)	164	26	0

DUB	General Electric Capital Corp.	1.000%	06/20/2015	0.224%	4,500	31	(22)	9	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%	1,000	12	(8)	4	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%	15,000	(985)	1,053	68	0

GST	MetLife, Inc.	1.000%	09/20/2015	0.117%	1,000	(64)	69	5	0

						$(1,101)	$1,463	$362	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
								Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$	1,833	$0	$24	$24	$0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017		3,954	0	52	52	0

						$0	$76	$76	$0

Total Swap Agreements						$(1,101)	$1,539	$438	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(h)	Securities with an aggregate market value of $279 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$0	$215	$197	$412	$0	$(196)	$0	$(196)	$216	$(320)	$(104)
BRC	0	0	53	53	0	0	0	0	53	0	53
CBK	0	21	26	47	0	(38)	0	(38)	9	0	9
DUB	0	0	81	81	0	(6)	0	(6)	75	0	75
GLM	0	166	0	166	0	(123)	0	(123)	43	0	43
GST	0	0	29	29	0	0	0	0	29	(260)	(231)
JPM	0	149	52	201	0	(144)	0	(144)	57	0	57
MYC	0	177	0	177	0	(286)	0	(286)	(109)	149	40

Total Over the Counter	$0	$728	$438	$1,166	$0	$(793)	$0	$(793)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	127

Schedule of Investments PIMCO Total Return Fund II (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$353	$353

Over the counter
Purchased Options	$0	$0	$0	$0	$728	$728
Swap Agreements	0	438	0	0	0	438

	$0	$438	$0	$0	$728	$1,166

	$0	$438	$0	$0	$1,081	$1,519

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$166	$166
Swap Agreements	0	0	0	0	535	535

	$0	$0	$0	$0	$701	$701

Over the counter
Written Options	$0	$0	$0	$0	$793	$793

	$0	$0	$0	$0	$1,494	$1,494

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$769	$769
Futures	0	0	0	0	26,675	26,675
Swap Agreements	0	125	0	0	(457)	(332)

	$0	$125	$0	$0	$26,987	$27,112

Over the counter
Written Options	$0	$31	$0	$0	$4,645	$4,676
Swap Agreements	0	946	0	0	65	1,011

	$0	$977	$0	$0	$4,710	$5,687

	$0	$1,102	$0	$0	$31,697	$32,799

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(70)	$(70)
Futures	0	0	0	0	5,362	5,362
Swap Agreements	0	(9)	0	0	(42,049)	(42,058)

	$0	$(9)	$0	$0	$(36,757)	$(36,766)

Over the counter
Purchased Options	$0	$0	$0	$0	$(221)	$(221)
Written Options	0	(4)	0	0	301	297
Swap Agreements	0	(751)	0	0	0	(751)

	$0	$(755)	$0	$0	$80	$(675)

	$0	$(764)	$0	$0	$(36,677)	$(37,441)

128	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$22,522	$0	$22,522
Corporate Bonds & Notes
Banking & Finance	0	194,418	0	194,418
Industrials	0	46,398	0	46,398
Utilities	0	26,292	0	26,292
Municipal Bonds & Notes
California	0	33,298	0	33,298
Florida	0	99	0	99
Illinois	0	4,842	0	4,842
Iowa	0	540	0	540
Massachusetts	0	111	0	111
Ohio	0	6,998	0	6,998
Tennessee	0	3,564	0	3,564
Texas	0	3,083	0	3,083
U.S. Government Agencies	0	542,970	0	542,970
U.S. Treasury Obligations	0	399,379	0	399,379
Mortgage-Backed Securities	0	227,423	0	227,423
Asset-Backed Securities	0	52,461	0	52,461
Preferred Securities
Banking & Finance	0	4,999	0	4,999
Utilities	0	3,385	0	3,385
Short-Term Instruments
Repurchase Agreements	0	5,087	0	5,087
U.S. Treasury Bills	0	291	0	291
	$0	$1,578,160	$0	$1,578,160

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,627	$0	$0	$2,627

Total Investments	$2,627	$1,578,160	$0	$1,580,787

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(10,268)	$0	$(10,268)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	353	0	0	353
Over the counter	0	1,166	0	1,166
	$353	$1,166	$0	$1,519

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(166)	(535)	0	(701)
Over the counter	0	(793)	0	(793)
	$(166)	$(1,328)	$0	$(1,494)

Totals	$2,814	$1,567,730	$0	$1,570,544

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	129

Schedule of Investments PIMCO Total Return Fund III

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 135.2%

BANK LOAN OBLIGATIONS 0.6%
Chrysler Group LLC
3.500% due 05/24/2017		$2,532	$2,534
Dell, Inc.
3.750% due 10/29/2018		1,284	1,289
H.J. Heinz Co.
3.250% due 06/05/2020		3,660	3,667

Total Bank Loan Obligations (Cost $7,480)			7,490

CORPORATE BONDS & NOTES 23.9%

BANKING & FINANCE 17.4%
Ally Financial, Inc.
4.625% due 06/26/2015		1,925	1,937
5.500% due 02/15/2017		2,000	2,085
6.250% due 12/01/2017		2,850	3,042
American Express Bank FSB
6.000% due 09/13/2017		3,700	4,103
American International Group, Inc.
5.050% due 10/01/2015		200	204
Banco de Credito e Inversiones
3.000% due 09/13/2017		2,000	2,046
Banco Santander Brasil S.A.
4.500% due 04/06/2015		500	500
4.625% due 02/13/2017		100	104
Bank of America Corp.
6.400% due 08/28/2017		4,000	4,435
6.500% due 08/01/2016		20,100	21,456
6.875% due 04/25/2018		1,800	2,060
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	3,500	6,998
BBVA Bancomer S.A.
4.500% due 03/10/2016		$1,300	1,342
6.500% due 03/10/2021		2,600	2,891
7.250% due 04/22/2020		3,300	3,663
Bear Stearns Cos. LLC
6.400% due 10/02/2017		8,000	8,929
Blackstone CQP Holdco LP
9.296% due 03/18/2019		1,393	1,440
BNP Paribas S.A.
0.566% due 11/07/2015		14,700	14,710
Caixa Economica Federal
2.375% due 11/06/2017		2,000	1,893
CIT Group, Inc.
4.250% due 08/15/2017		300	305
Citigroup, Inc.
0.534% due 06/09/2016		5,500	5,468
4.875% due 05/07/2015		3,200	3,211
Countrywide Financial Corp.
6.250% due 05/15/2016		445	468
Credit Agricole S.A.
7.500% due 06/23/2026 (d)	GBP	2,500	3,811
8.375% due 10/13/2019 (d)		$2,600	3,087
Ford Motor Credit Co. LLC
1.037% due 01/17/2017		11,400	11,419
7.000% due 04/15/2015		500	501
8.000% due 12/15/2016		3,500	3,880
General Electric Capital Corp.
3.800% due 06/18/2019		2,400	2,571
General Motors Financial Co., Inc.
3.150% due 01/15/2020		2,300	2,330
International Lease Finance Corp.
5.750% due 05/15/2016		140	146
6.750% due 09/01/2016		2,000	2,130

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
3.125% due 01/15/2016		$10,575	$10,721
JPMorgan Chase & Co.
0.881% due 02/26/2016		4,800	4,814
1.100% due 10/15/2015		4,300	4,311
JPMorgan Chase Bank N.A.
6.000% due 10/01/2017		6,500	7,202
Korea Exchange Bank
3.125% due 06/26/2017		1,900	1,961
LBG Capital PLC
15.000% due 12/21/2019	GBP	1,700	3,563
Lloyds Bank PLC
11.875% due 12/16/2021	EUR	2,500	3,183
Macquarie Bank Ltd.
6.625% due 04/07/2021		$8,700	10,269
Mizuho Bank Ltd.
0.717% due 09/25/2017		500	499
Navient Corp.
5.000% due 04/15/2015		900	901
6.000% due 01/25/2017		1,250	1,318
6.250% due 01/25/2016		1,163	1,199
8.780% due 09/15/2016	MXN	8,500	561
Novo Banco S.A.
4.000% due 01/21/2019	EUR	2,000	2,183
4.750% due 01/15/2018		1,500	1,646
5.875% due 11/09/2015		2,000	2,170
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		$700	725
7.250% due 12/15/2021		600	624
ORIX Corp.
4.710% due 04/27/2015		3,500	3,508
Rabobank Group
6.875% due 03/19/2020	EUR	1,450	1,911
8.375% due 07/26/2016 (d)		$1,300	1,389
8.400% due 06/29/2017 (d)		200	222
Rio Oil Finance Trust
6.250% due 07/06/2024		600	549
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		170	171
6.990% due 10/05/2017 (d)		4,400	5,214
Santander Holdings USA, Inc.
3.000% due 09/24/2015		300	302
Springleaf Finance Corp.
6.900% due 12/15/2017		24,000	25,620
State Bank of India
4.500% due 07/27/2015		2,600	2,627
Vesey Street Investment Trust
4.404% due 09/01/2016		1,700	1,773
XLIT Ltd.
6.500% due 04/15/2017 (d)		220	195

			224,496

INDUSTRIALS 2.7%
Apple, Inc.
2.850% due 05/06/2021		1,300	1,356
Con-way, Inc.
7.250% due 01/15/2018		900	1,018
Continental Airlines Pass-Through Trust
6.900% due 07/02/2018		229	238
GCI, Inc.
8.625% due 11/15/2019		15	16
Gerdau Holdings, Inc.
7.000% due 01/20/2020		3,350	3,593
Hellenic Railways Organization S.A.
4.500% due 12/06/2016	JPY	1,200	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	$569	$438
ONEOK Partners LP
3.250% due 02/01/2016	3,185	3,228
President and Fellows of Harvard College
6.500% due 01/15/2039	2,600	3,872
Rohm & Haas Co.
6.000% due 09/15/2017	574	635
SM Energy Co.
6.625% due 02/15/2019	15	15
Statoil ASA
0.716% due 11/08/2018	19,900	19,917

		34,334

UTILITIES 3.8%
AES Corp.
8.000% due 10/15/2017	1	1
Duquesne Light Holdings, Inc.
5.500% due 08/15/2015	1,800	1,830
Dynegy Finance, Inc.
6.750% due 11/01/2019	1,800	1,865
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	850	737
Petrobras Global Finance BV
1.881% due 05/20/2016	400	379
2.000% due 05/20/2016	500	480
3.250% due 03/17/2017	500	463
3.500% due 02/06/2017	400	375
3.875% due 01/27/2016	8,700	8,555
4.375% due 05/20/2023	200	172
6.250% due 03/17/2024	300	284
7.875% due 03/15/2019	2,720	2,784
Petroleos Mexicanos
8.000% due 05/03/2019	2,400	2,883
Qtel International Finance Ltd.
3.375% due 10/14/2016	200	206
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	2,291	2,474
Verizon Communications, Inc.
2.021% due 09/14/2018	14,500	15,137
2.500% due 09/15/2016	1,303	1,331
3.000% due 11/01/2021	700	715
3.500% due 11/01/2024	3,200	3,281
3.650% due 09/14/2018	4,600	4,893

		48,845

Total Corporate Bonds & Notes (Cost $298,685)		307,675

MUNICIPAL BONDS & NOTES 4.7%

CALIFORNIA 3.2%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044	1,000	1,426
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	1,100	1,642
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	1,000	1,282
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	1,500	2,245
7.550% due 04/01/2039	1,500	2,352
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040	5,700	8,890
7.950% due 03/01/2036	9,200	11,344

130	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
California State University Revenue Bonds, (BABs), Series 2010
6.434% due 11/01/2030	$1,700	$2,227
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	100	138
Long Beach Unified School District, California General Obligation Bonds, Series 2011
5.914% due 08/01/2025	2,500	3,025
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	1,000	1,390
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	2,500	3,493
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,262
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	200	229
7.021% due 08/01/2040	300	347

		41,292

GEORGIA 0.3%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	2,500	3,296

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,100	1,312
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	200	258

		1,570

MASSACHUSETTS 0.2%
Massachusetts Port Authority Revenue Bonds, Series 2011
6.202% due 07/01/2031	1,600	1,961

NEBRASKA 0.2%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	2,100	2,517

NEVADA 0.3%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	2,600	3,804

NEW YORK 0.4%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	4,000	5,385

Total Municipal Bonds & Notes (Cost $49,770)		59,825

U.S. GOVERNMENT AGENCIES 29.2%
Fannie Mae
0.234% due 07/25/2037	954	926
0.424% due 05/25/2037	78	78
0.534% due 03/25/2037	120	120

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.321% due 07/01/2044	$166	$171
1.778% due 08/01/2035	1,308	1,374
1.849% due 01/01/2035	251	266
1.940% due 08/01/2035	451	479
2.043% due 07/01/2035	1,415	1,506
2.134% due 09/01/2034	177	188
2.194% due 05/25/2035	174	181
2.218% due 04/01/2038	270	288
2.260% due 07/01/2034	13	14
2.310% due 08/01/2022	200	203
2.311% due 09/01/2037	53	57
2.315% due 03/01/2033	14	15
2.320% due 04/01/2038	88	95
2.374% due 04/01/2038	81	87
2.870% due 09/01/2027	3,400	3,503
3.000% due 04/01/2030 - 05/01/2045	57,000	58,653
3.334% due 01/25/2019	402	407
3.500% due 10/01/2025 - 05/01/2045	14,770	15,600
4.000% due 12/01/2018 - 05/01/2045	14,618	15,598
4.500% due 08/01/2018 - 05/01/2045	51,588	56,175
4.521% due 09/01/2035	66	71
5.000% due 05/11/2017 - 05/01/2045	10,015	11,134
5.500% due 12/01/2018 - 07/01/2041	53,630	60,574
5.870% due 02/01/2031	1	1
6.000% due 10/01/2016 - 04/01/2045	40,514	46,236
6.500% due 06/01/2016 - 06/25/2044	138	156
7.000% due 08/01/2016 - 01/01/2018	1	1
7.500% due 09/01/2015 - 02/01/2027	100	112
Fannie Mae Strips
0.774% due 05/25/2040	2,420	2,451
Freddie Mac
0.885% due 10/15/2037	33	34
1.250% due 08/01/2019	1,500	1,498
1.314% due 02/25/2045	180	184
2.375% due 01/13/2022 - 12/01/2022	1,219	1,262
2.401% due 04/01/2033	3	3
2.416% due 04/01/2038	306	327
2.544% due 07/01/2030	10	10
2.918% due 08/15/2032	177	186
3.500% due 10/01/2025 - 11/01/2025	172	184
3.750% due 03/27/2019	700	768
4.000% due 08/01/2030 - 05/01/2045	40,762	43,548
4.500% due 02/01/2029 - 05/01/2045	13,124	14,292
5.000% due 10/01/2039	53	60
5.500% due 06/01/2019 - 01/01/2039	1,678	1,882
6.000% due 02/01/2016 - 05/01/2040	7,311	8,315
6.500% due 05/01/2016 - 05/15/2032	5,872	6,744
7.000% due 02/15/2027 - 07/01/2029	566	646
7.500% due 09/01/2025	6	6

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
0.775% due 02/16/2030		$44	$44
1.625% due 06/20/2022 - 02/20/2032		913	947
4.000% due 09/20/2040		89	97
5.000% due 03/15/2033 - 05/15/2042		6,664	7,444
6.000% due 04/15/2037		39	45
7.000% due 08/15/2031 - 02/20/2032		14	17
Small Business Administration
4.430% due 05/01/2029		8,252	9,093
5.130% due 09/01/2023		145	159
5.520% due 06/01/2024		1,058	1,165

Total U.S. Government Agencies (Cost $366,263)			375,680

U.S. TREASURY OBLIGATIONS 45.8%
U.S. Treasury Bonds
2.750% due 08/15/2042 (j)		3,500	3,642
2.750% due 11/15/2042		4,800	4,992
3.000% due 05/15/2042		2,200	2,401
3.000% due 11/15/2044 (f)		15,400	16,879
3.125% due 02/15/2042		4,100	4,582
3.125% due 08/15/2044 (f)		31,800	35,658
3.375% due 05/15/2044 (f)		58,600	68,704
3.750% due 11/15/2043 (j)		2,200	2,749
4.250% due 05/15/2039 (f)		7,500	9,912
4.375% due 11/15/2039 (f)		13,100	17,664
4.375% due 05/15/2040		500	676
4.500% due 08/15/2039		5,900	8,081
4.625% due 02/15/2040		1,100	1,537
6.125% due 11/15/2027		1,600	2,315
6.125% due 08/15/2029		5,900	8,769
6.250% due 05/15/2030 (f)		44,800	68,100
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (h)		37,100	37,546
0.125% due 01/15/2023 (h)(j)		1,316	1,324
0.375% due 07/15/2023 (h)		6,428	6,601
0.625% due 07/15/2021		121,858	127,894
0.750% due 02/15/2042		9,517	9,660
1.250% due 07/15/2020 (h)(j)		2,679	2,908
1.375% due 02/15/2044		3,310	3,904
1.750% due 01/15/2028		3,570	4,187
2.000% due 01/15/2026		20,492	24,324
2.375% due 01/15/2027		12,750	15,758
2.500% due 01/15/2029		10,016	12,826
3.625% due 04/15/2028 (j)		1,156	1,635
3.875% due 04/15/2029		6,541	9,626
U.S. Treasury Notes
1.500% due 11/30/2019 (h)(j)		5,300	5,340
2.000% due 02/15/2025 (f)		900	906
2.250% due 11/15/2024 (f)		60,200	61,888
2.375% due 08/15/2024 (h)(j)		1,600	1,663
2.500% due 05/15/2024 (h)		1,900	1,996
2.750% due 02/15/2024 (h)		1,700	1,822

Total U.S. Treasury Obligations (Cost $571,393)			588,469

MORTGAGE-BACKED SECURITIES 9.4%
Adjustable Rate Mortgage Trust
2.811% due 11/25/2035		4,994	5,062
Arran Residential Mortgages Funding PLC
1.448% due 05/16/2047	EUR	2,032	2,198
Banc of America Commercial Mortgage Trust
5.587% due 04/10/2049		$230	244

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	131

Schedule of Investments PIMCO Total Return Fund III (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Mortgage Trust
2.672% due 09/25/2034		$2,843	$2,805
BCAP LLC Trust
5.419% due 03/26/2037		475	468
BCRR Trust
5.858% due 07/17/2040		1,450	1,568
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044		863	919
5.405% due 12/11/2040		108	110
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036		3,909	3,197
3.068% due 12/26/2046		1,141	902
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.617% due 10/15/2048		181	189
Countrywide Alternative Loan Trust
0.344% due 05/25/2047		1,429	1,207
0.354% due 05/25/2047		1,548	1,300
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		2,392	2,524
GMAC Mortgage Corp. Loan Trust
4.750% due 01/25/2019		667	669
Granite Master Issuer PLC
0.356% due 12/20/2054		7,176	7,141
0.376% due 12/20/2054		332	331
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		3,000	3,168
GS Mortgage Securities Trust
5.553% due 04/10/2038		140	142
GSR Mortgage Loan Trust
4.968% due 11/25/2035		790	763
HarborView Mortgage Loan Trust
2.608% due 07/19/2035		1,283	1,164
2.925% due 07/19/2035		581	573
HSI Asset Loan Obligation Trust
2.541% due 09/25/2037 ^		5,443	4,342
Indus Eclipse PLC
0.735% due 01/25/2020	GBP	1,804	2,645
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032		$9	9
IndyMac Mortgage Loan Trust
2.384% due 01/25/2036		1,936	1,604
2.918% due 01/25/2037 ^		6,355	6,084
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047		3,530	3,721
5.420% due 01/15/2049		112	119
5.440% due 06/12/2047		2,130	2,251
JPMorgan Commercial Mortgage-Backed Securities Trust
5.641% due 03/18/2051		1,800	1,930
JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^		4,178	3,502
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040		1,714	1,829
5.858% due 07/15/2040		83	87
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		4,303	4,120
MASTR Alternative Loan Trust
5.000% due 11/25/2018		1,751	1,771
MASTR Asset Securitization Trust
4.500% due 11/25/2018		537	549
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035		163	154
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.378% due 08/12/2048		560	593
5.485% due 03/12/2051		3,000	3,213
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045		1,116	1,196

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
0.359% due 08/25/2036		$3,797	$2,927
0.364% due 07/25/2036		3,482	2,811
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	70	75
Structured Asset Mortgage Investments Trust
0.304% due 03/25/2037		$2,424	1,839
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035		326	314
Thornburg Mortgage Securities Trust
5.366% due 10/25/2046		3,334	3,285
Wachovia Bank Commercial Mortgage Trust
5.308% due 11/15/2048		175	184
5.342% due 12/15/2043		4,000	4,252
5.509% due 04/15/2047		8,675	9,158
5.964% due 02/15/2051		114	122
WaMu Mortgage Pass-Through Certificates Trust
0.464% due 10/25/2045		393	364
1.328% due 11/25/2042		148	139
2.330% due 10/25/2035		4,384	4,272
2.356% due 03/25/2037		3,459	3,290
3.919% due 12/25/2036 ^		2,002	1,848
Wells Fargo Mortgage-Backed Securities Trust
2.625% due 07/25/2036 ^		3,665	3,583
2.628% due 06/25/2035		5,685	5,745
6.000% due 08/25/2037 ^		531	525

Total Mortgage-Backed Securities (Cost $118,452)			121,096

ASSET-BACKED SECURITIES 4.1%
Bear Stearns Asset-Backed Securities Trust
0.334% due 08/25/2036		922	797
Carrington Mortgage Loan Trust
0.494% due 10/25/2035		44	44
Countrywide Asset-Backed Certificates
0.404% due 05/25/2037		2,300	1,406
0.654% due 12/25/2031		209	158
Countrywide Asset-Backed Certificates Trust
0.431% due 05/25/2036		231	232
0.901% due 07/25/2035		7,100	5,997
Duane Street CLO Ltd.
0.502% due 01/11/2021		1,173	1,167
First Franklin Mortgage Loan Trust
0.664% due 09/25/2035		1,000	972
GSAMP Trust
0.244% due 12/25/2036		417	228
HSI Asset Loan Obligation Trust
0.231% due 12/25/2036		317	138
JPMorgan Mortgage Acquisition Corp.
0.581% due 10/25/2035 ^		3,300	2,694
Morgan Stanley ABS Capital, Inc. Trust
0.324% due 06/25/2036		7,467	6,863
Morgan Stanley Mortgage Loan Trust
0.534% due 04/25/2037		492	269
New Century Home Equity Loan Trust
3.174% due 01/25/2033		2,362	2,137
Option One Mortgage Loan Trust
0.394% due 02/25/2037		6,187	3,697
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.974% due 12/25/2034		6,490	5,495
2.049% due 12/25/2034		6,460	5,024
Penta CLO S.A.
0.398% due 06/04/2024	EUR	697	743
Renaissance Home Equity Loan Trust
5.586% due 11/25/2036		$6,747	4,208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
0.324% due 08/25/2036		$3,018	$2,901
SLM Private Education Loan Trust
2.825% due 12/16/2019		469	475
Wells Fargo Home Equity Asset-Backed Securities Trust
0.504% due 05/25/2036		5,300	4,255
0.764% due 11/25/2035		1,000	909
Wood Street CLO BV
0.431% due 11/22/2021	EUR	1,412	1,503

Total Asset-Backed Securities (Cost $51,080)			52,312

SOVEREIGN ISSUES 11.3%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$1,100	1,107
4.125% due 09/15/2017	EUR	1,000	1,104
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	136,000	40,012
0.000% due 01/01/2016		65,500	18,658
0.000% due 01/01/2017		8,000	2,010
Export-Import Bank of Korea
4.000% due 01/29/2021		$9,500	10,330
France Government Bond
0.500% due 05/25/2025	EUR	3,300	3,558
3.250% due 05/25/2045		300	500
Korea Development Bank
3.250% due 09/20/2016		$800	824
Korea Housing Finance Corp.
4.125% due 12/15/2015		1,000	1,023
Province of Ontario
1.100% due 10/25/2017		2,900	2,907
1.650% due 09/27/2019		7,800	7,839
3.000% due 07/16/2018		1,200	1,267
3.150% due 06/02/2022	CAD	8,400	7,286
4.000% due 10/07/2019		$4,400	4,867
4.000% due 06/02/2021	CAD	8,900	8,068
4.200% due 06/02/2020		7,100	6,426
Province of Quebec
3.500% due 07/29/2020		$1,000	1,088
3.500% due 12/01/2022	CAD	3,000	2,660
4.250% due 12/01/2021		6,000	5,535
4.500% due 12/01/2020		1,100	1,016
Republic of Germany
2.500% due 07/04/2044	EUR	700	1,141
4.250% due 07/04/2039		7,500	14,824
4.750% due 07/04/2040		500	1,067
Republic of Greece Government Bond
5.250% due 02/01/2016	JPY	700	4

Total Sovereign Issues (Cost $168,832)			145,121

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		260,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 1.2%

BANKING & FINANCE 1.2%
Ally Financial, Inc.
7.000% due 04/30/2015 (d)		800	821
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		2,000	2,499

132	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

		SHARES	MARKET VALUE (000S)
GMAC Capital Trust
8.125% due 02/15/2040		155,600	$4,085
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (d)		6,000	8,077

			15,482

INDUSTRIALS 0.0%
Centaur Funding Corp.
9.080% due 04/21/2020		125	156

Total Preferred Securities (Cost $15,112)			15,638

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.0%

COMMERCIAL PAPER 0.9%
Ford Motor Credit Co.
0.680% due 04/21/2015		$11,800	11,796

REPURCHASE AGREEMENTS (e) 0.8%
			9,787

MEXICO TREASURY BILLS 3.1%
3.021% due 04/16/2015 - 05/14/2015 (b)	MXN	604,000	39,519

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.2%
0.019% due 05/07/2015 - 06/25/2015 (b)(f)(j)	$3,161	$3,161

Total Short-Term Instruments (Cost $69,151)		64,263

Total Investments in Securities (Cost $1,716,218)		1,737,569

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%
PIMCO Short-Term Floating NAV Portfolio III	116,196	1,152

Total Short-Term Instruments (Cost $1,152)		1,152

Total Investments in Affiliates (Cost $1,152)		1,152

Total Investments 135.3% (Cost $1,717,370)		$1,738,721

Financial Derivative Instruments (g)(i) 4.8% (Cost or Premiums, net $(2,674))		62,229

Other Assets and Liabilities, net (40.1%)		(515,837)

Net Assets 100.0%		$1,285,113

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$9,787	Freddie Mac 2.080% due 10/17/2022	$(9,985)	$9,787	$9,787

Total Repurchase Agreements						$(9,985)	$9,787	$9,787

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.050%	03/27/2015	04/06/2015	$(903)	$(903)
	0.210%	02/26/2015	04/16/2015	(9,126)	(9,128)

Total Reverse Repurchase Agreements					$(10,031)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	133

Schedule of Investments PIMCO Total Return Fund III (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.090%	03/11/2015	04/10/2015	$(54,965)	$(55,024)
	0.100%	03/13/2015	04/13/2015	(3,337)	(3,342)
	0.250%	03/13/2015	04/13/2015	(5,226)	(5,232)
	0.260%	03/13/2015	04/13/2015	(17,446)	(17,468)
	0.300%	03/13/2015	04/09/2015	(11,354)	(11,364)
	0.450%	03/30/2015	04/13/2015	(29,254)	(29,276)
BPG	0.300%	03/20/2015	04/06/2015	(12,109)	(12,114)
GSC	0.120%	03/13/2015	04/13/2015	(16,595)	(16,611)
	0.210%	03/10/2015	04/10/2015	(4,262)	(4,265)
MSC	0.300%	03/26/2015	04/09/2015	(9,622)	(9,631)
	0.390%	03/25/2015	04/08/2015	(6,721)	(6,726)
	0.400%	03/26/2015	04/09/2015	(71,706)	(71,752)

Total Sale-Buyback Transactions					$(242,805)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $97,732 at a weighted average interest rate of 0.136%.
(3)	Payable for sale-buyback transactions includes $172 of deferred price drop.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $253,251 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure(4)
Global/Master Repurchase Agreement
BSN	$0	$(10,031)	$0	$0	$(10,031)	$9,808	$(223)
DEU	0	0	0	0	0	(292)	(292)
SSB	9,787	0	0	0	9,787	(9,985)	(198)

Master Securities Forward Transaction Agreement
BCY	0	0	(121,706)	0	(121,706)	120,403	(1,303)
BPG	0	0	(12,114)	0	(12,114)	12,028	(86)
GSC	0	0	(20,876)	0	(20,876)	20,604	(272)
MSC	0	0	(88,109)	0	(88,109)	87,419	(690)

Total Borrowings and Other Financing Transactions	$9,787	$(10,031)	$(242,805)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME 90-Day Eurodollar December Futures	$96.000	12/14/2015	331	$3	$2

Total Purchased Options				$3	$2

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	1,162	$(458)	$0	$(44)
90-Day Eurodollar December Futures	Short	12/2016	110	(69)	0	(12)
90-Day Eurodollar June Futures	Short	06/2015	467	(29)	0	(6)
90-Day Eurodollar March Futures	Short	03/2016	431	(150)	0	(27)
90-Day Eurodollar September Futures	Short	09/2015	905	(265)	0	(23)
90-Day Eurodollar September Futures	Short	09/2016	395	(94)	0	(39)

134	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Canada Government 10-Year Bond June Futures	Short	06/2015	116	$(67)	$9	$(10)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	141	5	6	(6)
Call Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	9	1	0	0
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	141	18	6	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	9	1	0	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	343	466	101	(22)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	878	929	274	(148)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	394	(182)	0	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	80	135	33	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	551	(291)	31	(10)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	151	(50)	6	(3)

Total Futures Contracts				$(100)	$466	$(350)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR 8,600	$(210)	$0	$0	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.700%	12/19/2024	CAD	10,500	$(718)	$4	$15	$0
Receive	3-Month USD-LIBOR	0.665%	04/17/2016	$	183,300	(329)	(351)	0	(15)
Receive	3-Month USD-LIBOR	0.750%	06/17/2016		204,300	(339)	(112)	0	(28)
Receive	3-Month USD-LIBOR	1.050%	10/19/2016		95,800	(214)	(197)	0	(23)
Receive	3-Month USD-LIBOR	1.000%	04/17/2017		203,900	(684)	(1,268)	0	(99)
Receive	3-Month USD-LIBOR	1.500%	09/16/2017		42,000	(331)	(202)	0	(30)
Receive	3-Month USD-LIBOR	2.000%	06/15/2022		9,900	(91)	(24)	0	(20)
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		3,300	202	85	7	0
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		62,100	(5,268)	(9,538)	0	(63)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		11,800	(2,954)	(785)	0	(14)
Receive	3-Month USD-LIBOR	1.750%	03/19/2020		78,600	(882)	(842)	0	(138)
Receive	3-Month USD-LIBOR	1.800%	12/03/2019		3,600	(73)	(70)	0	(6)
Receive	3-Month USD-LIBOR	2.800%	12/18/2043		11,900	(1,154)	(709)	0	(12)
Receive	3-Month USD-LIBOR	3.000%	06/19/2043		10,000	(1,397)	(610)	0	(11)
Receive	3-Month USD-LIBOR	3.250%	12/18/2043		35,500	(6,934)	(2,266)	0	(40)
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	1,100	(18)	(3)	0	0
Receive	6-Month GBP-LIBOR	1.590%	10/05/2016		46,100	(513)	(514)	0	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		49,400	(702)	(144)	3	0
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		19,300	(479)	(5)	1	0
Receive	6-Month GBP-LIBOR	1.500%	12/16/2017		9,800	(112)	(90)	1	0
Receive	28-Day MXN-TIIE	3.420%	06/05/2015	MXN	268,000	(4)	(4)	0	0
Receive	28-Day MXN-TIIE	3.540%	08/31/2015		196,000	(5)	(5)	0	(1)
Receive	28-Day MXN-TIIE	3.605%	12/18/2015		247,000	3	3	2	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016		335,300	502	22	5	0
Pay	28-Day MXN-TIIE	4.035%	02/03/2017		79,700	(15)	(1)	2	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		18,700	17	1	1	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		282,000	481	(23)	10	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		75,000	130	(15)	6	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		11,300	33	7	2	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		84,500	7	153	13	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021		571,200	505	179	87	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		279,900	(238)	(219)	41	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	135

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.795%	12/10/2021	MXN	8,700	$5	$3	$1	$0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		25,000	(30)	39	3	0
Pay	28-Day MXN-TIIE	6.915%	09/10/2029		120,900	511	120	28	0
Pay	28-Day MXN-TIIE	6.710%	11/30/2029		39,700	110	40	9	0

						$(20,978)	$(17,341)	$237	$(500)

Total Swap Agreements						$(21,188)	$(17,341)	$237	$(500)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $17,587 and cash of $4,403 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2	$466	$237	$705	$0	$ (350)	$ (500)	$ (850)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		EUR	2,547	$		2,787	$49	$0
	04/2015		GBP	668			986	0	(5)
	04/2015		ILS	82,006			20,728	119	0
	04/2015	$		2,279		AUD	2,989	0	(2)
	04/2015			1,835		EUR	1,643	0	(68)
	04/2015			24,672		ILS	97,086	0	(275)
	04/2015			42,691		JPY	5,102,935	0	(144)
	05/2015		CAD	29,498	$		26,874	3,594	0
	05/2015		JPY	5,102,935			42,709	141	0
	05/2015		MXN	23,380			1,528	0	(1)
	05/2015	$		11,402		EUR	10,616	18	0
	05/2015			2,878		JPY	344,900	0	(1)
	05/2015			412		MXN	6,045	0	(16)
	06/2015		EUR	13,349	$		18,150	3,782	0
	06/2015		ILS	100,698			25,598	290	0
	06/2015	$		376		EUR	288	0	(66)
	08/2015		EUR	9,700	$		12,972	2,523	0
	08/2015		JPY	304,444			3,000	457	0
	06/2016		EUR	37,800			51,753	10,684	0
	06/2016	$		2,209		EUR	1,636	0	(432)

BPS	04/2015		BRL	8,458	$		2,653	10	(7)
	04/2015		EUR	5,511			5,840	0	(86)
	04/2015		ILS	1,096			275	0	0
	04/2015		JPY	6,999,735			58,591	228	0
	04/2015	$		2,709		BRL	8,458	0	(59)
	05/2015		BRL	964	$		296	0	(4)
	05/2015	$		6,580		MXN	98,648	0	(126)
	06/2015		EUR	6,019	$		8,163	1,684	0
	06/2015	$		24,601		EUR	18,343	0	(4,857)
	06/2015			150		ILS	593	0	(1)
	10/2015		BRL	43,000	$		15,786	3,049	0
	01/2016			29,000			11,264	2,890	0
	01/2018			121			35	6	0

BRC	04/2015	$		2,306		INR	144,729	17	0
	05/2015		MXN	35,143	$		2,361	61	0
	05/2015	$		2,715		MXN	40,939	0	(36)
	06/2015		EUR	7,615	$		10,346	2,150	0
	06/2015		ILS	4,050			1,010	0	(8)

136	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2015	$		8,090		EUR	6,040	$0	$(1,589)
	06/2016		EUR	7,100	$		9,763	2,045	0

CBK	04/2015		AUD	10,983			8,531	166	0
	04/2015		BRL	16,173			4,938	0	(125)
	04/2015		CAD	10,672			8,535	109	0
	04/2015		EUR	3,289			3,551	14	0
	04/2015	$		4,570		AUD	5,929	0	(54)
	05/2015		MXN	7,625	$		508	9	0
	05/2015	$		4,899		BRL	16,173	127	0
	05/2015			7,644		MXN	114,305	6	(171)
	06/2015		EUR	6,603	$		9,026	1,919	0
	06/2015	$		3,998		EUR	3,022	0	(745)
	06/2015			4,015		INR	253,459	0	0

DUB	04/2015		BRL	18,186	$		5,599	37	(131)
	04/2015		ILS	3,137			798	10	0
	04/2015		MXN	60,560			4,039	73	0
	04/2015	$		1,849		BRL	5,932	9	0
	05/2015			3,683			12,254	125	0
	05/2015			625		MXN	9,405	0	(10)
	06/2015		MXN	22,287	$		1,442	0	(13)
	06/2015	$		1,761		EUR	1,354	0	(303)
	07/2015		BRL	18,772	$		6,919	1,196	0
	08/2015		EUR	500			669	130	0
	10/2015		BRL	26,000			9,962	2,260	0
	01/2016			2,594			900	151	0
	02/2016		EUR	1,800			2,422	476	0
	06/2016			3,913			5,358	1,107	0
	06/2016	$		4,602		EUR	3,405	0	(903)

FBF	04/2015		BRL	1,977	$		802	183	0
	04/2015		MXN	398,947			29,138	3,002	0
	04/2015	$		5,808		BRL	18,150	4	(130)
	05/2015		MXN	74,841	$		5,463	569	0
	05/2015	$		1,100		BRL	3,545	2	0
	05/2015			2,388		MXN	36,172	0	(22)
	06/2015		EUR	10,983	$		14,907	3,086	0
	06/2015	$		24,871		EUR	18,559	0	(4,896)
	07/2015		BRL	479	$		197	51	0
	10/2015			67,000			25,080	5,234	0

GLM	04/2015			480			150	0	(1)
	04/2015		EUR	20,005			21,730	228	(8)
	04/2015		GBP	580			884	23	0
	04/2015		ILS	10,847			2,749	23	0
	04/2015		MXN	24,162			1,598	14	0
	04/2015	$		4,075		BRL	12,734	0	(91)
	04/2015			32,706		EUR	28,772	0	(1,769)
	04/2015			1,076		GBP	699	0	(39)
	04/2015			16,391		JPY	1,964,000	24	(39)
	04/2015			3,595		MXN	53,844	0	(65)
	05/2015		CHF	273	$		296	15	0
	05/2015		MXN	53,844			3,587	64	0
	05/2015	$		7,306		EUR	6,647	0	(156)
	05/2015			1,099		MXN	16,364	0	(28)
	06/2015			3,440		EUR	2,587	0	(656)
	07/2015		BRL	27,527	$		11,298	2,905	0

HUS	04/2015			18,948			6,652	715	0
	04/2015	$		5,907		BRL	18,948	30	0
	04/2015			8,594		EUR	7,827	0	(178)
	05/2015		BRL	2,588	$		804	0	0
	05/2015		EUR	7,827			8,598	178	0
	05/2015		MXN	22,114			1,449	2	0
	05/2015	$		1,906		MXN	28,935	9	(22)
	08/2015		JPY	875,400	$		8,585	1,272	0

JPM	04/2015		BRL	69,647			22,262	560	(121)
	04/2015		EUR	8,531			9,102	0	(71)
	04/2015		INR	332,290			5,216	0	(116)
	04/2015		JPY	273,400			2,267	0	(12)
	04/2015		MXN	197,502			13,418	484	0
	04/2015	$		24,127		BRL	69,647	0	(2,305)
	04/2015			1,814		EUR	1,641	0	(50)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	137

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		1,727		JPY	206,200	$0	$(8)
	05/2015			13,089		BRL	42,434	98	0
	05/2015			139		MXN	2,062	0	(5)
	06/2015		ILS	1,241	$		307	0	(4)
	06/2015	$		16,387		EUR	12,256	0	(3,196)
	07/2015		BRL	28,000	$		11,522	2,985	0
	01/2016			5,500			1,902	314	0
	01/2018	$		35		BRL	121	0	(6)

MSB	04/2015		BRL	14,093	$		4,359	12	(69)
	04/2015		GBP	12,616			19,019	305	0
	04/2015		MXN	14,542			964	12	(1)
	04/2015	$		4,773		BRL	14,093	0	(357)
	05/2015		MXN	8,907	$		588	5	0
	06/2015		EUR	9,346			12,812	2,752	0
	08/2015		SAR	2,410			642	0	(1)
	08/2015	$		641		SAR	2,410	1	0
	06/2016		EUR	9,970	$		13,712	2,881	0

NAB	06/2015			15,139			20,554	4,259	0
	06/2016			21,691			29,783	6,212	0
	07/2016			15,585			21,143	4,179	0

NGF	04/2015		MXN	11,402			759	13	0

SCX	05/2015	$		945		MXN	13,862	0	(38)

SOG	04/2015			8,526		CAD	10,672	0	(100)
	05/2015		CAD	10,672	$		8,522	100	0

UAG	04/2015		BRL	20,187			6,402	86	(9)
	04/2015	$		1,259		AUD	1,596	0	(44)
	04/2015			6,329		BRL	20,187	66	(70)
	04/2015			2,991		INR	187,561	18	0
	05/2015		MXN	122,303	$		8,934	937	0
	05/2015	$		199		MXN	2,962	0	(5)
	06/2015		INR	187,561	$		2,951	0	(20)
	06/2015	$		1,049		EUR	796	0	(192)
	06/2015			3,833		INR	244,330	37	0
	01/2016		BRL	31,000	$		11,967	3,015	0

Total Forward Foreign Currency Contracts								$88,685	$(25,138)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$5,500	$12	$5

MSB	Call - OTC USD versus SAR		3.759	07/30/2015	1,800	5	1

						$17	$6

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/29/2016	$	79,000	$297	$246

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	07/30/2015		3,600	50	24

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/19/2016		15,300	64	48
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020		9,500	141	97
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.150%	07/20/2015		15,400	71	47

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	01/30/2018		14,600	207	171

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		45,000	75	53
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	01/29/2016		7,400	67	57
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	01/29/2016		7,400	115	90

								$1,087	$833

138	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae 4.500% due 06/01/2045	$84.000	06/04/2015	$20,000	$1	$0

Total Purchased Options					$1,105	$839

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus ILS	ILS	4.070	04/15/2015	$2,000	$ (16)	$(4)
	Put - OTC USD versus JPY	JPY	113.000	05/22/2015	8,800	(127)	(9)
	Put - OTC USD versus JPY		80.000	02/18/2019	900	(50)	(8)

CBK	Call - OTC USD versus ILS	ILS	4.070	05/22/2015	1,200	(10)	(8)
	Call - OTC USD versus ILS		4.170	06/10/2015	2,000	(13)	(8)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015	1,600	(27)	(1)
	Put - OTC USD versus JPY		99.000	09/30/2015	2,500	(26)	(1)

DUB	Put - OTC USD versus BRL	BRL	3.040	04/23/2015	1,600	(15)	(8)
	Put - OTC USD versus BRL		3.020	05/22/2015	1,000	(10)	(8)
	Put - OTC USD versus BRL		3.080	05/27/2015	2,200	(25)	(29)
	Call - OTC USD versus ILS	ILS	4.120	05/20/2015	1,400	(11)	(6)
	Call - OTC USD versus ILS		4.150	06/04/2015	1,600	(10)	(7)
	Put - OTC USD versus JPY	JPY	112.500	05/22/2015	1,600	(18)	(1)

FBF	Put - OTC USD versus BRL	BRL	3.116	04/29/2015	1,800	(18)	(18)
	Put - OTC USD versus BRL		3.070	05/29/2015	2,500	(30)	(30)
	Put - OTC USD versus JPY	JPY	111.400	05/14/2015	2,500	(35)	(1)

GLM	Put - OTC USD versus BRL	BRL	3.085	04/28/2015	600	(5)	(6)
	Call - OTC USD versus ILS	ILS	4.080	04/29/2015	1,700	(12)	(6)
	Call - OTC USD versus ILS		4.100	05/15/2015	2,100	(15)	(10)
	Call - OTC USD versus ILS		4.160	06/01/2015	3,100	(13)	(11)
	Put - OTC USD versus JPY	JPY	113.500	05/27/2015	4,100	(60)	(6)

HUS	Call - OTC USD versus ILS	ILS	4.130	05/29/2015	1,700	(12)	(7)

JPM	Call - OTC USD versus ILS		4.100	05/07/2015	1,800	(13)	(7)
	Call - OTC USD versus INR	INR	65.900	05/12/2015	4,000	(33)	(3)
	Put - OTC USD versus INR		62.000	06/05/2015	1,600	(10)	(8)
	Call - OTC USD versus INR		65.000	06/05/2015	1,600	(8)	(6)
	Put - OTC USD versus INR		61.500	07/15/2015	1,600	(8)	(6)
	Call - OTC USD versus INR		65.000	07/15/2015	1,600	(14)	(13)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015	900	(15)	0
	Put - OTC USD versus JPY		109.000	11/10/2015	4,200	(80)	(21)

SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015	4,400	(75)	(23)

UAG	Call - OTC USD versus ILS	ILS	4.110	05/14/2015	1,300	(10)	(5)
	Put - OTC USD versus JPY	JPY	110.000	05/12/2015	1,600	(19)	0
	Put - OTC USD versus JPY		100.000	07/03/2015	1,900	(13)	0

						$(856)	$(285)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$6,500	$(55)	$(4)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	15,700	(140)	(9)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	6,400	(83)	(4)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	2,300	(17)	(1)

						$(295)	$(18)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.730%	01/29/2016	$	79,000	$(112)	$(77)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.915%	01/29/2016		79,000	(193)	(147)

CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.430%	07/30/2015		3,600	(22)	(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590%	07/30/2015		3,600	(33)	(14)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	139

Schedule of Investments PIMCO Total Return Fund III (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.700%	01/19/2016	$	15,300	$(23)	$(13)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	01/19/2016		15,300	(41)	(27)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018		9,500	(119)	(69)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.850%	07/20/2015		15,400	(26)	(11)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	07/20/2015		15,400	(46)	(24)

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/30/2018		14,600	(76)	(59)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	01/30/2018		14,600	(132)	(106)

MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.500%	01/19/2016		29,900	(18)	(10)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016		15,100	(9)	(6)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.650%	01/19/2016		29,900	(33)	(20)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		15,100	(15)	(11)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015		29,100	(382)	(32)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.520%	09/18/2015		64,400	(564)	(98)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/29/2016		7,400	(28)	(22)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/29/2016		7,400	(43)	(37)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.330%	01/29/2016		7,400	(47)	(35)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540%	01/29/2016		7,400	(74)	(57)

								$(2,036)	$(883)

Total Written Options								$(3,187)	$(1,186)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	180	$671,800	AUD	0	EUR	0	$(4,540)
Sales	5,019	1,725,650		51,900		195,600	(11,313)
Closing Buys	(951)	(473,300)		0		(12,800)	3,154
Expirations	(2,163)	(1,158,500)		(30,200)		(103,400)	7,674
Exercised	(2,085)	(181,350)		(21,700)		(79,400)	1,838

Balance at End of Period	0	$584,300	AUD	0	EUR	0	$(3,187)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	General Electric Capital Corp.	1.000%	12/20/2015	0.224%	$	1,500	$(29)	$38	$9	$0
	Japan Government International Bond	1.000%	12/20/2015	0.066%		200	3	(2)	1	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		2,500	13	(16)	0	(3)

BPS	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		1,400	(140)	(136)	0	(276)

BRC	General Electric Capital Corp.	1.000%	06/20/2016	0.285%		10,200	152	(59)	93	0
	Indonesia Government International Bond	1.000%	09/20/2017	0.709%		4,500	(164)	197	33	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		200	(35)	(4)	0	(39)

CBK	Brazil Government International Bond	1.000%	09/20/2015	1.024%		1,000	(16)	16	0	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		14,800	(28)	(20)	0	(48)
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		500	(11)	13	2	0
	Indonesia Government International Bond	1.000%	09/20/2017	0.709%		3,100	(106)	129	23	0

DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.266%		7,100	162	(43)	119	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		10,300	(20)	(14)	0	(34)
	Export-Import Bank of China	1.000%	06/20/2017	0.575%		400	(17)	21	4	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		1,500	19	(13)	6	0
	MetLife, Inc.	1.000%	06/20/2017	0.304%		12,300	264	(69)	195	0

FBF	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.419%		535	(21)	28	7	0
	Indonesia Government International Bond	1.000%	09/20/2017	0.709%		2,600	(93)	113	20	0

GST	Japan Government International Bond	1.000%	12/20/2015	0.066%		400	6	(3)	3	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	1.024%		1,600	(16)	16	0	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	1.024%		2,000	(21)	22	1	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		1,300	(21)	28	7	0

MYC	Greece Government International Bond	1.000%	06/20/2015	43.611%	EUR	10,100	(469)	(489)	0	(958)
	Mexico Government International Bond	1.000%	03/20/2019	1.041%	$	15,000	80	(99)	0	(19)

RYL	China Government International Bond	1.000%	09/20/2016	0.292%		200	1	1	2	0
UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%		500	(5)	5	0	0

							$(512)	$(340)	$525	$(1,377)

140	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	$1,061	$ 0	$14	$14	$0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	2,218	0	29	29	0

					$ 0	$43	$43	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	1-Year BRL-CDI	11.000%	01/04/2021	BRL	9,000	$5	$143	$148	$0

CBK	Pay	1-Year BRL-CDI	11.250%	01/04/2021		3,700	(38)	(14)	0	(52)

DUB	Pay	1-Year BRL-CDI	11.250%	01/04/2021		3,700	(40)	(11)	0	(51)

UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		1,600	(17)	(5)	0	(22)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		3,600	7	(47)	0	(40)

							$(83)	$66	$148	$(165)

Total Swap Agreements							$(595)	$(231)	$716	$(1,542)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $3,218 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$21,657	$246	$11	$21,914	$(1,011)	$(245)	$(3)	$(1,259)	$20,655	$(20,120)	$535
BPS	7,868	0	148	8,016	(5,140)	0	(276)	(5,416)	2,600	(2,880)	(280)
BRC	4,273	0	127	4,400	(1,633)	0	(39)	(1,672)	2,728	(2,720)	8
CBK	2,349	24	25	2,398	(1,095)	(57)	(100)	(1,252)	1,146	(1,070)	76
DUB	5,574	0	323	5,897	(1,360)	(60)	(85)	(1,505)	4,392	(4,550)	(158)
FBF	12,129	0	27	12,156	(5,047)	(49)	0	(5,096)	7,060	(7,300)	(240)
GLM	3,296	197	0	3,493	(2,851)	(183)	0	(3,034)	459	(640)	(181)
GST	0	0	17	17	0	0	0	0	17	(260)	(243)
HUS	2,206	0	0	2,206	(200)	(7)	0	(207)	1,999	(2,110)	(111)
JPM	4,440	171	36	4,647	(5,894)	(229)	0	(6,123)	(1,476)	1,709	233
MSB	5,970	1	0	5,971	(428)	0	0	(428)	5,543	(5,350)	193
MYC	0	200	0	200	0	(328)	(977)	(1,305)	(1,105)	921	(184)
NAB	14,650	0	0	14,650	0	0	0	0	14,650	(14,250)	400
NGF	13	0	0	13	0	0	0	0	13	(10)	3
RYL	0	0	2	2	0	0	0	0	2	(15)	(13)
SCX	0	0	0	0	(38)	0	0	(38)	(38)	0	(38)
SOG	100	0	0	100	(100)	(23)	0	(123)	(23)	202	179
UAG	4,160	0	0	4,160	(341)	(5)	(62)	(408)	3,752	(3,780)	(28)

Total Over the Counter	$88,685	$839	$716	$90,240	$(25,138)	$(1,186)	$(1,542)	$(27,866)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	141

Schedule of Investments PIMCO Total Return Fund III (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$2	$2
Futures	0	0	0	0	466	466
Swap Agreements	0	0	0	0	237	237

	$0	$0	$0	$0	$705	$705

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$88,685	$0	$88,685
Purchased Options	0	0	0	6	833	839
Swap Agreements	0	568	0	0	148	716

	$0	$568	$0	$88,691	$981	$90,240

	$0	$568	$0	$88,691	$1,686	$90,945

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$350	$350
Swap Agreements	0	0	0	0	500	500

	$0	$0	$0	$0	$850	$850

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,138	$0	$25,138
Written Options	0	0	0	285	901	1,186
Swap Agreements	0	1,377	0	0	165	1,542

	$0	$1,377	$0	$25,423	$1,066	$27,866

	$0	$1,377	$0	$25,423	$1,916	$28,716

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Written Options	0	0	0	0	816	816
Futures	0	0	0	0	39,846	39,846
Swap Agreements	0	2,622	0	0	(28,200)	(25,578)

	$0	$2,622	$0	$0	$12,451	$15,073

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39,949	$0	$39,949
Written Options	0	101	0	418	6,377	6,896
Swap Agreements	0	1,730	0	0	3,006	4,736

	$0	$1,831	$0	$40,367	$9,383	$51,581

	$0	$4,453	$0	$40,367	$21,834	$66,654

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(84)	$(84)
Futures	0	0	0	0	5,568	5,568
Swap Agreements	0	(513)	0	0	(22,671)	(23,184)

	$0	$(513)	$0	$0	$(17,187)	$(17,700)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$63,980	$0	$63,980
Purchased Options	0	0	0	(11)	(255)	(266)
Written Options	0	(6)	0	566	182	742
Swap Agreements	0	(3,240)	0	0	(1,033)	(4,273)

	$0	$(3,246)	$0	$64,535	$(1,106)	$60,183

	$0	$(3,759)	$0	$64,535	$(18,293)	$42,483

142	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$7,490	$0	$7,490
Corporate Bonds & Notes
Banking & Finance	0	223,056	1,440	224,496
Industrials	0	34,096	238	34,334
Utilities	0	48,845	0	48,845
Municipal Bonds & Notes
California	0	41,292	0	41,292
Georgia	0	3,296	0	3,296
Illinois	0	1,570	0	1,570
Massachusetts	0	1,961	0	1,961
Nebraska	0	2,517	0	2,517
Nevada	0	3,804	0	3,804
New York	0	5,385	0	5,385
U.S. Government Agencies	0	375,680	0	375,680
U.S. Treasury Obligations	0	588,469	0	588,469
Mortgage-Backed Securities	0	120,194	902	121,096
Asset-Backed Securities	0	52,312	0	52,312
Sovereign Issues	0	145,121	0	145,121
Preferred Securities
Banking & Finance	4,085	11,397	0	15,482
Industrials	0	156	0	156
Short-Term Instruments
Commercial Paper	0	11,796	0	11,796
Repurchase Agreements	0	9,787	0	9,787

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Mexico Treasury Bills	$0	$39,519	$0	$39,519
U.S. Treasury Bills	0	3,161	0	3,161
	$4,085	$1,730,904	$2,580	$1,737,569

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,152	$0	$0	$1,152

Total Investments	$5,237	$1,730,904	$2,580	$1,738,721

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	466	239	0	705
Over the counter	0	90,240	0	90,240
	$466	$90,479	$0	$90,945

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(350)	(500)	0	(850)
Over the counter	0	(27,866)	0	(27,866)
	$(350)	$(28,366)	$0	$(28,716)

Totals	$5,353	$1,793,017	$2,580	$1,800,950

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	143

Schedule of Investments PIMCO Total Return Fund IV

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 110.0%

CORPORATE BONDS & NOTES 32.5%

BANKING & FINANCE 20.2%
AIA Group Ltd.
3.125% due 03/13/2023		$3,000	$3,041
Banco de Credito e Inversiones
3.000% due 09/13/2017		500	511
Banco Santander Brasil S.A.
4.250% due 01/14/2016		2,900	2,944
Banco Santander Chile
1.152% due 04/11/2017		2,200	2,195
3.875% due 09/20/2022		1,700	1,741
Bank of America Corp.
0.759% due 05/23/2017	EUR	2,600	2,790
1.031% due 09/15/2026		$400	361
2.600% due 01/15/2019		3,000	3,055
3.700% due 09/01/2015		6,700	6,780
4.500% due 04/01/2015		300	300
5.750% due 12/01/2017		1,300	1,431
6.400% due 08/28/2017		8,800	9,757
6.500% due 08/01/2016		2,300	2,455
6.875% due 04/25/2018		3,400	3,891
Bank of America N.A.
0.551% due 06/15/2016		6,300	6,278
6.000% due 10/15/2036		600	774
Bank of Nova Scotia
0.562% due 04/11/2017		7,500	7,498
Barclays Bank PLC
10.179% due 06/12/2021		7,900	10,834
14.000% due 06/15/2019 (d)	GBP	4,300	8,598
BBVA Bancomer S.A.
7.250% due 04/22/2020		$1,000	1,110
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		100	101
BNP Paribas S.A.
0.566% due 11/07/2015		6,200	6,204
BPCE S.A.
0.826% due 11/18/2016		8,500	8,519
Caixa Economica Federal
2.375% due 11/06/2017		500	473
4.250% due 05/13/2019		200	193
Citigroup, Inc.
0.534% due 06/09/2016		4,600	4,574
0.775% due 05/01/2017		12,700	12,672
1.300% due 04/01/2016		3,600	3,613
4.450% due 01/10/2017		300	316
4.750% due 05/19/2015		6	6
Citizens Bank N.A.
1.600% due 12/04/2017		4,000	4,018
Credit Agricole S.A.
0.813% due 06/12/2017		800	800
Depfa ACS Bank
3.875% due 11/14/2016	EUR	7,000	7,988
5.500% due 04/25/2016		$2,700	2,840
Dexia Credit Local S.A.
1.875% due 01/29/2020		11,400	11,383
Fidelity National Financial, Inc.
5.500% due 09/01/2022		1,000	1,093
Fifth Third Bancorp
0.690% due 12/20/2016		1,200	1,193
Ford Motor Credit Co. LLC
0.706% due 11/08/2016		1,300	1,295
1.037% due 01/17/2017		5,900	5,910
2.750% due 05/15/2015		6,600	6,615
7.000% due 04/15/2015		8,600	8,614

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Electric Capital Corp.
3.800% due 06/18/2019		$600	$643
General Motors Financial Co., Inc.
2.750% due 05/15/2016		1,900	1,925
3.150% due 01/15/2020		500	507
Goldman Sachs Group, Inc.
0.886% due 06/04/2017		600	600
5.350% due 01/15/2016		3,600	3,721
7.500% due 02/15/2019		1,400	1,672
HBOS PLC
0.964% due 09/06/2017		4,300	4,302
HSBC Holdings PLC
6.500% due 05/02/2036		12,100	15,347
ICICI Bank Ltd.
5.750% due 11/16/2020		2,300	2,618
International Lease Finance Corp.
6.750% due 09/01/2016		2,600	2,769
Itau Unibanco Holding S.A.
5.500% due 08/06/2022		1,900	1,905
JPMorgan Chase & Co.
0.777% due 02/15/2017		8,700	8,715
0.881% due 02/26/2016		200	201
3.400% due 06/24/2015		9,700	9,763
6.300% due 04/23/2019		6,900	8,020
Korea Exchange Bank
3.125% due 06/26/2017		1,200	1,238
Lloyds Bank PLC
5.125% due 03/07/2025	GBP	2,000	3,758
Metropolitan Life Global Funding
0.632% due 04/10/2017		$2,200	2,206
Morgan Stanley
0.733% due 10/15/2015		11,800	11,818
5.375% due 10/15/2015		3,000	3,074
6.000% due 04/28/2015		2,500	2,508
7.300% due 05/13/2019		3,300	3,951
MUFG Americas Holdings Corp.
2.250% due 02/10/2020		4,400	4,414
MUFG Union Bank N.A.
1.019% due 09/26/2016		1,900	1,911
National Australia Bank Ltd.
0.553% due 06/30/2017		12,600	12,601
National Westminster Bank PLC
7.875% due 09/09/2015	GBP	2,000	3,059
Navient Corp.
5.140% due 06/15/2016		$10,000	10,225
6.250% due 01/25/2016		1,246	1,285
Rabobank Group
11.000% due 06/30/2019 (d)		7,900	10,191
Rio Oil Finance Trust
6.250% due 07/06/2024		1,000	914
6.750% due 01/06/2027		3,900	3,518
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		4,865	4,902
Royal Bank of Scotland PLC
4.350% due 01/23/2017	EUR	2,000	2,272
Sumitomo Mitsui Banking Corp.
0.574% due 07/11/2017		$7,500	7,477
1.350% due 07/18/2015		5,500	5,513
Toyota Motor Credit Corp.
0.547% due 05/17/2016		2,900	2,908
Wells Fargo & Co.
0.562% due 06/02/2017		5,300	5,303
7.980% due 03/15/2018 (d)		7,100	7,810

			340,328

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 7.8%
AbbVie, Inc.
1.200% due 11/06/2015	$5,900	$5,909
Actavis Funding SCS
3.000% due 03/12/2020	7,100	7,282
3.450% due 03/15/2022	5,300	5,436
Alibaba Group Holding Ltd.
2.500% due 11/28/2019	11,800	11,817
3.600% due 11/28/2024	1,000	1,005
Apple, Inc.
2.150% due 02/09/2022	11,000	10,867
2.850% due 05/06/2021	500	521
Con-way, Inc.
7.250% due 01/15/2018	200	226
ConAgra Foods, Inc.
0.626% due 07/21/2016	7,300	7,274
Johnson & Johnson
0.332% due 11/28/2016	8,700	8,713
Kinder Morgan, Inc.
3.050% due 12/01/2019	7,500	7,582
Merck & Co., Inc.
2.350% due 02/10/2022	5,900	5,910
2.750% due 02/10/2025	5,600	5,608
Nissan Motor Acceptance Corp.
2.650% due 09/26/2018	4,800	4,948
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	6,643	5,115
6.750% due 10/01/2022	2,511	1,958
President and Fellows of Harvard College
6.500% due 01/15/2039	5,600	8,340
SABMiller Holdings, Inc.
2.450% due 01/15/2017	3,600	3,679
Statoil ASA
0.716% due 11/08/2018	6,400	6,406
Telefonica Emisiones S.A.U.
0.915% due 06/23/2017	4,800	4,791
Tencent Holdings Ltd.
2.875% due 02/11/2020	8,300	8,370
Wynn Las Vegas LLC
5.500% due 03/01/2025	8,200	8,344

		130,101

UTILITIES 4.5%
BellSouth Corp.
4.182% due 04/26/2021	11,900	11,922
BP Capital Markets PLC
2.521% due 01/15/2020	3,500	3,562
3.125% due 10/01/2015	5,700	5,773
Duquesne Light Holdings, Inc.
5.500% due 08/15/2015	2,400	2,440
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	1,900	2,083
Korea East-West Power Co. Ltd.
2.625% due 11/27/2018	4,000	4,064
Korea Hydro & Nuclear Power Co. Ltd.
2.875% due 10/02/2018	2,300	2,373
3.000% due 09/19/2022	2,300	2,354
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	2,454	2,129
Petrobras Global Finance BV
1.881% due 05/20/2016	800	758
2.000% due 05/20/2016	300	288
2.631% due 03/17/2017	2,300	2,122
3.151% due 03/17/2020	100	87
3.250% due 03/17/2017	1,600	1,480
3.500% due 02/06/2017	1,200	1,126

144	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 01/27/2016	$3,300	$3,245
4.375% due 05/20/2023	200	172
5.750% due 01/20/2020	1,800	1,678
6.250% due 03/17/2024	600	567
7.875% due 03/15/2019	2,000	2,047
Petroleos Mexicanos
8.000% due 05/03/2019	200	240
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	573	618
State Grid Overseas Investment Ltd.
3.125% due 05/22/2023	5,200	5,266
Verizon Communications, Inc.
0.664% due 06/09/2017	6,500	6,493
0.700% due 11/02/2015	2,100	2,100
2.021% due 09/14/2018	5,700	5,950
2.500% due 09/15/2016	2,949	3,013
3.650% due 09/14/2018	1,500	1,596

		75,546

Total Corporate Bonds & Notes (Cost $543,584)		545,975

MUNICIPAL BONDS & NOTES 3.8%

CALIFORNIA 2.3%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	3,300	4,926
6.918% due 04/01/2040	4,300	6,047
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	3,500	5,238
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,600	4,096
California Statewide Communities Development Authority Revenue Bonds, Series 2010
7.550% due 05/15/2040	2,700	3,727
Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	100	101
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	4,500	6,548
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	2,300	3,457
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2010
6.947% due 07/01/2040	3,700	4,461

		38,601

MISSISSIPPI 0.1%
Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.313% due 01/01/2033	700	889

NEW YORK 0.9%
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	1,400	1,896
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.500% due 03/15/2030	600	719
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	6,500	7,773

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	$4,400	$4,812

		15,200

TEXAS 0.5%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	6,900	9,130

VIRGINIA 0.0%
Fairfax County, Virginia Industrial Development Authority Revenue Bonds, Series 2012
5.000% due 05/15/2023	500	601

Total Municipal Bonds & Notes (Cost $55,672)		64,421

U.S. GOVERNMENT AGENCIES 17.4%
Fannie Mae
0.724% due 06/25/2041	10	10
0.875% due 12/20/2017 - 05/21/2018	500	500
0.875% due 02/08/2018 (g)	900	899
1.875% due 09/18/2018	400	410
2.310% due 08/01/2022	100	101
2.935% due 11/01/2021	11,037	11,567
3.000% due 06/01/2029 - 05/01/2045	27,153	27,798
3.500% due 10/25/2041 - 05/01/2045	48,204	50,036
3.976% due 02/25/2033	6,409	6,268
4.000% due 05/01/2045	87,000	92,884
4.500% due 02/01/2031 - 05/01/2045	63,023	68,675
5.000% due 05/11/2017 - 04/01/2045	5,797	6,446
5.375% due 06/12/2017	100	110
5.500% due 11/01/2032 - 05/01/2045	7,382	8,316
Freddie Mac
0.750% due 01/12/2018 (g)	4,900	4,892
0.875% due 03/07/2018 (g)	1,700	1,697
1.250% due 08/01/2019 - 10/02/2019	1,900	1,887
3.750% due 03/27/2019 (g)	300	329
5.000% due 03/01/2024 - 12/01/2038	2,674	2,963
5.500% due 04/01/2038	674	757
Ginnie Mae
0.000% due 11/20/2039 (a)	3,500	2,640
3.000% due 04/01/2045	2,000	2,059
3.500% due 04/01/2045	1,000	1,053
5.000% due 05/15/2038 - 04/01/2045	1,006	1,122

Total U.S. Government Agencies (Cost $291,131)		293,419

U.S. TREASURY OBLIGATIONS 31.4%
U.S. Treasury Bonds
2.500% due 02/15/2045	38,500	38,175
2.750% due 08/15/2042	7,800	8,117
2.750% due 11/15/2042	12,900	13,417
2.875% due 05/15/2043	800	853
3.000% due 05/15/2042	5,700	6,222
3.000% due 11/15/2044	12,700	13,919
3.125% due 02/15/2042	5,200	5,811

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.125% due 02/15/2043		$2,500	$2,791
3.125% due 08/15/2044		28,000	31,397
3.375% due 05/15/2044		13,400	15,710
3.750% due 11/15/2043		800	1,000
4.250% due 05/15/2039		5,300	7,005
4.375% due 11/15/2039		7,500	10,113
4.375% due 05/15/2040		3,000	4,057
4.500% due 08/15/2039		7,100	9,724
4.625% due 02/15/2040		1,700	2,375
6.125% due 11/15/2027		4,900	7,090
6.125% due 08/15/2029		1,700	2,527
6.250% due 05/15/2030		27,900	42,410
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022		35,319	35,667
0.125% due 07/15/2022 (g)		34,966	35,386
0.375% due 07/15/2023 (g)		1,205	1,238
0.625% due 07/15/2021 (g)		26,861	28,191
0.750% due 02/15/2042		1,034	1,050
1.250% due 07/15/2020 (g)(i)		2,572	2,792
1.375% due 02/15/2044		100	118
1.750% due 01/15/2028		22,940	26,904
2.000% due 01/15/2026		16,370	19,431
2.375% due 01/15/2025		33,729	40,955
2.375% due 01/15/2027		11,011	13,609
2.500% due 01/15/2029		22,972	29,416
3.875% due 04/15/2029		1,991	2,930
U.S. Treasury Notes
0.750% due 12/31/2017 (g)(i)		600	599
2.250% due 11/15/2024		44,000	45,234
2.375% due 08/15/2024 (g)(i)		16,900	17,568
2.500% due 05/15/2024 (g)(i)		2,300	2,416
2.750% due 02/15/2024 (g)(i)		2,000	2,144

Total U.S. Treasury Obligations (Cost $517,187)			528,361

MORTGAGE-BACKED SECURITIES 10.2%
Adjustable Rate Mortgage Trust
0.424% due 10/25/2035		4,696	4,277
Aire Valley Mortgages PLC
0.325% due 09/20/2066	EUR	2,469	2,598
Alba PLC
0.705% due 11/21/2037	GBP	2,955	4,207
BAMLL Commercial Mortgage Securities Trust
1.394% due 01/15/2028		$8,200	8,211
Banc of America Funding Trust
2.645% due 05/25/2035		5,021	5,125
Banc of America Mortgage Trust
6.500% due 10/25/2031		17	18
BCAP LLC Trust
0.301% due 06/26/2037		2,636	2,578
0.341% due 09/26/2035		2,427	2,404
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035		218	219
2.354% due 02/25/2033		53	52
Bear Stearns Commercial Mortgage Securities Trust
5.405% due 12/11/2040		1,849	1,880
Chase Mortgage Finance Trust
2.528% due 02/25/2037		108	104
Citigroup Mortgage Loan Trust, Inc.
2.525% due 09/25/2037		4,600	4,359
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.225% due 07/15/2044		2,167	2,178
Countrywide Home Loan Mortgage Pass-Through Trust
2.399% due 11/19/2033		578	569
Credit Suisse First Boston Mortgage Securities Corp.
2.486% due 09/25/2033		15	16

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	145

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Capital Certificates
5.000% due 12/27/2036		$6,329	$5,148
Deco - Bonn Ltd.
1.301% due 11/07/2024	EUR	5,056	5,481
Eurohome UK Mortgages PLC
0.714% due 06/15/2044	GBP	4,427	6,233
Eurosail PLC
1.512% due 06/13/2045		5,200	7,671
Granite Master Issuer PLC
0.189% due 12/20/2054	EUR	681	731
0.209% due 12/20/2054		890	955
0.745% due 12/20/2054	GBP	2,074	3,064
0.825% due 12/20/2054		950	1,404
Granite Mortgages PLC
0.886% due 03/20/2044		406	600
0.886% due 06/20/2044		356	527
GS Mortgage Securities Trust
3.206% due 02/10/2048		$2,100	2,198
GSR Mortgage Loan Trust
2.671% due 09/25/2035		8,110	8,156
2.752% due 01/25/2035		2,344	2,245
HomeBanc Mortgage Trust
0.424% due 03/25/2035		1,735	1,558
Impac CMB Trust
0.954% due 10/25/2034		8,177	7,706
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		1,182	1,233
Kensington Mortgage Securities PLC
0.441% due 06/14/2040		2,997	2,861
Leek Finance PLC
0.485% due 12/21/2038		928	965
0.525% due 09/21/2038		278	291
0.844% due 12/21/2037	GBP	183	286
Ludgate Funding PLC
0.752% due 12/01/2060		4,140	5,772
MASTR Adjustable Rate Mortgages Trust
2.667% due 11/21/2034		$3,755	3,835
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035		1,034	982
1.007% due 01/25/2029		461	435
Money Partners Securities PLC
0.427% due 09/14/2039	EUR	2,110	2,199
Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		$6,000	6,157
3.150% due 03/15/2048		7,000	7,297
Morgan Stanley Capital Trust
5.204% due 11/14/2042		1,804	1,821
Morgan Stanley Re-REMIC Trust
0.431% due 04/26/2053		1,222	1,183
5.796% due 08/12/2045		7,639	8,186
Prime Mortgage Trust
5.000% due 02/25/2019		1	1
RMAC PLC
0.692% due 06/12/2037	GBP	1,843	2,584
Sequoia Mortgage Trust
0.376% due 07/20/2036		$4,735	4,436
Structured Adjustable Rate Mortgage Loan Trust
2.431% due 09/25/2034		3,237	3,271
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.217% due 01/25/2032		834	806
5.500% due 07/25/2034		3,885	3,988
Thrones PLC
2.063% due 07/20/2044	GBP	4,223	6,314
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		$568	595

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WaMu Mortgage Pass-Through Certificates Trust
0.464% due 10/25/2045		$8,704	$8,046
Wells Fargo Mortgage-Backed Securities Trust
2.628% due 06/25/2035		4,911	4,960

Total Mortgage-Backed Securities (Cost $173,883)			170,976

ASSET-BACKED SECURITIES 5.0%
Ally Auto Receivables Trust
0.480% due 02/15/2017		9,291	9,286
0.680% due 07/17/2017		6,000	6,005
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.624% due 01/25/2036		3,380	3,097
Auto ABS
0.600% due 09/27/2024	EUR	5,927	6,376
BA Credit Card Trust
0.505% due 06/15/2020		$8,300	8,307
Countrywide Asset-Backed Certificates
0.354% due 06/25/2036		67	66
Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		36	37
Eagle Ltd.
2.570% due 12/15/2039		2,438	2,434
GSAMP Trust
1.024% due 02/25/2047		7,279	6,912
Nissan Auto Lease Trust
0.335% due 09/15/2016		4,520	4,520
OneMain Financial Issuance Trust
3.190% due 03/18/2026		8,100	8,173
Option One Mortgage Loan Trust
1.014% due 02/25/2033		1,475	1,384
Option One Mortgage Loan Trust Asset-Backed Certificates
0.614% due 11/25/2035		2,494	2,368
Park Place Securities, Inc.
0.624% due 09/25/2035		3,335	3,319
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.734% due 01/25/2036		2,000	1,887
Residential Asset Securities Corp. Trust
0.444% due 04/25/2036		3,763	3,630
SLM Private Education Loan Trust
1.225% due 06/15/2023		636	638
SLM Student Loan Trust
0.756% due 10/25/2017		1,038	1,039
SpringCastle America Funding LLC
2.700% due 05/25/2023		6,453	6,478
Structured Asset Investment Loan Trust
1.074% due 01/25/2035		5,466	5,403
Sunrise SRL
0.542% due 08/27/2031	EUR	2,999	3,221
World Omni Automobile Lease Securitization Trust
0.200% due 10/09/2015		$442	442

Total Asset-Backed Securities (Cost $85,279)			85,022

SOVEREIGN ISSUES 5.6%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		300	302
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	26,000	7,908
0.000% due 10/01/2015		13,000	3,825
0.000% due 01/01/2016		52,700	15,012
Export-Import Bank of Korea
2.250% due 01/21/2020		$8,700	8,794

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
France Government Bond
0.500% due 05/25/2025	EUR	2,300	$2,479
3.250% due 05/25/2045		500	834
Korea Development Bank
3.500% due 08/22/2017		$300	314
4.375% due 08/10/2015		5,000	5,065
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	16,953	1,221
4.500% due 11/22/2035 (c)		10,596	819
5.000% due 06/16/2016 (c)		5,881	405
8.000% due 06/11/2020		160,800	11,844
Province of Ontario
1.100% due 10/25/2017		$600	601
1.600% due 09/21/2016		10,100	10,240
1.650% due 09/27/2019		600	603
3.000% due 07/16/2018		200	211
3.150% due 06/02/2022	CAD	1,200	1,041
4.000% due 10/07/2019		$900	995
4.400% due 04/14/2020		1,600	1,811
Province of Quebec
3.500% due 12/01/2022	CAD	1,000	887
Republic of Germany
2.500% due 07/04/2044	EUR	800	1,304
2.500% due 08/15/2046		3,100	5,127
4.250% due 07/04/2039		4,600	9,092
4.750% due 07/04/2040		700	1,494
Slovenia Government International Bond
5.500% due 10/26/2022		$1,100	1,272

Total Sovereign Issues (Cost $101,711)			93,500

SHORT-TERM INSTRUMENTS 4.1%

CERTIFICATES OF DEPOSIT 1.2%
Banco Bilbao Vizcaya Argentaria S.A.
1.107% due 05/16/2016		3,000	2,987
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
0.318% due 06/12/2015		6,000	6,000
Credit Suisse
0.674% due 12/07/2015		4,300	4,302
Intesa Sanpaolo SpA
1.650% due 04/07/2015		7,400	7,400

			20,689

COMMERCIAL PAPER 1.0%
ENI Finance USA, Inc.
0.720% due 09/24/2015		13,500	13,474
Ford Motor Credit Co.
1.100% due 11/02/2015		2,900	2,889
Tesco Treasury Services PLC
3.745% due 08/18/2015		1,000	989

			17,352

REPURCHASE AGREEMENTS (e) 0.4%
			6,495

SHORT-TERM NOTES 0.5%
Volvo Treasury AB
0.635% due 06/23/2015		7,800	7,799

JAPAN TREASURY BILLS 1.0%
0.010% due 05/07/2015	JPY	1,930,000	16,092

146	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.013% due 05/21/2015 - 06/04/2015 (b)(g)	$523	$523

Total Short-Term Instruments (Cost $69,152)		68,950

Total Investments in Securities (Cost $1,837,599)		1,850,624

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%
PIMCO Short-Term Floating NAV Portfolio III	4,682,102	$46,432

Total Short-Term Instruments (Cost $46,428)		46,432

Total Investments in Affiliates (Cost $46,428)		46,432

MARKET VALUE (000S)
Total Investments 112.8% (Cost $1,884,027)	$1,897,056

Financial Derivative Instruments (f)(h) 1.6% (Cost or Premiums, net $56)	27,052

Other Assets and Liabilities, net (14.4%)	(241,968)

Net Assets 100.0%	$1,682,140

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$6,495	Freddie Mac 2.080% due 10/17/2022	$(6,627)	$6,495	$6,495

Total Repurchase Agreements						$(6,627)	$6,495	$6,495

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $5,779 at a weighted average interest rate of (0.122%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$6,495	$0	$0	$0	$6,495	$(6,627)	$(132)

Total Borrowings and Other Financing Transactions	$6,495	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	319	$(200)	$0	$(36)
Canada Government 10-Year Bond June Futures	Short	06/2015	14	(8)	1	(1)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	444	959	134	(29)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	1,015	1,154	317	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	100	169	41	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	275	(141)	15	(5)

Total Futures Contracts				$1,933	$508	$(71)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	147

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	0.665%	04/17/2016	$ 376,800	$(675)	$(709)	$0	$(30)
Receive	3-Month USD-LIBOR	0.750%	06/17/2016	896,900	(1,488)	(510)	0	(125)
Receive	3-Month USD-LIBOR	1.250%	06/17/2017	150,400	(934)	(285)	0	(89)
Receive	3-Month USD-LIBOR	1.500%	09/16/2017	123,000	(969)	(591)	0	(87)
Pay	3-Month USD-LIBOR	1.650%	10/16/2019	19,900	312	319	32	0
Receive	3-Month USD-LIBOR	2.000%	06/15/2022	31,700	(290)	(75)	0	(65)
Receive	3-Month USD-LIBOR	3.000%	06/19/2043	39,600	(5,534)	(7,710)	0	(43)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	10,300	(874)	66	0	(10)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	22,400	(5,607)	(6,875)	0	(26)
Receive	3-Month USD-LIBOR	2.800%	12/18/2043	14,400	(1,397)	(2,068)	0	(14)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	5,500	(1,700)	(1,080)	0	(7)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	1,000	(256)	(29)	0	(1)
Receive	3-Month USD-LIBOR	2.500%	06/15/2045	22,400	(424)	(47)	0	(51)
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP 1,300	(21)	(1)	0	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	68,700	(976)	(266)	4	0
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017	10,300	(242)	(242)	1	0
Receive	6-Month GBP-LIBOR	1.500%	12/16/2017	67,900	(775)	(623)	7	0
Receive	28-Day MXN-TIIE	3.420%	06/05/2015	MXN 263,000	(4)	(4)	0	(1)
Receive	28-Day MXN-TIIE	3.540%	08/31/2015	195,000	(5)	0	0	(1)
Receive	28-Day MXN-TIIE	3.605%	12/18/2015	243,000	3	3	2	0
Pay	28-Day MXN-TIIE	3.960%	05/16/2016	386,000	1	1	2	0
Pay	28-Day MXN-TIIE	4.035%	02/03/2017	192,700	(35)	(1)	5	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019	49,300	(21)	(21)	7	0
Pay	28-Day MXN-TIIE	6.320%	11/12/2019	233,500	37	18	24	0
Pay	28-Day MXN-TIIE	5.270%	02/05/2020	60,200	4	18	9	0
Pay	28-Day MXN-TIIE	5.750%	06/08/2020	1,000	1	(2)	0	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021	17,700	1	(7)	3	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021	379,000	335	(625)	58	0
Pay	28-Day MXN-TIIE	6.040%	09/21/2021	100	0	0	0	0
Pay	28-Day MXN-TIIE	5.877%	09/23/2021	412,900	399	399	63	0
Pay	28-Day MXN-TIIE	5.770%	09/30/2021	30,200	16	(60)	4	0
Pay	28-Day MXN-TIIE	5.608%	10/08/2021	46,600	(1)	(1)	7	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021	210,300	(179)	(184)	30	0
Pay	28-Day MXN-TIIE	5.850%	12/21/2021	2,700	2	(5)	0	0
Pay	28-Day MXN-TIIE	5.375%	01/07/2022	69,300	(81)	(137)	10	0
Pay	28-Day MXN-TIIE	6.915%	09/10/2029	3,900	16	13	1	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029	57,600	157	(193)	13	0
Pay	28-Day MXN-TIIE	6.840%	11/27/2029	5,200	19	19	1	0
Pay	28-Day MXN-TIIE	6.710%	11/30/2029	13,200	36	36	3	0
Pay	28-Day MXN-TIIE	6.025%	12/31/2029	42,300	(90)	(90)	9	0
Pay	28-Day MXN-TIIE	6.620%	02/18/2030	8,500	18	17	2	0
Pay	28-Day MXN-TIIE	7.160%	11/21/2034	33,200	169	169	7	0

					$(21,052)	$(21,363)	$304	$(550)

Total Swap Agreements					$(21,052)	$(21,363)	$304	$(550)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(g)	Securities with an aggregate market value of $16,977 and cash of $6,035 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$508	$304	$812	$0	$ (71)	$(550)	$ (621)

148	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015	$		17,214		GBP	11,596	$0	$(13)
	05/2015		GBP	11,596	$		17,211	13	0

BOA	04/2015			737			1,090	0	(3)
	04/2015		ILS	72,578			18,343	104	0
	04/2015	$		3,698		EUR	3,257	0	(196)
	05/2015		CAD	12,529	$		11,415	1,526	0
	05/2015		MXN	22,109			1,463	17	0
	05/2015	$		338		MXN	4,957	0	(13)
	06/2015		EUR	5,334	$		7,252	1,511	0
	06/2015		ILS	21,299			5,416	63	0
	06/2015	$		2,833		EUR	2,169	0	(498)
	06/2016		EUR	14,650	$		20,059	4,142	0
	06/2016	$		862		EUR	638	0	(169)

BPS	04/2015		BRL	37	$		15	3	0
	04/2015		EUR	5,365			5,685	0	(84)
	04/2015	$		11		BRL	37	0	0
	05/2015			3,335		MXN	50,716	0	(17)
	06/2015		EUR	2,270	$		3,079	635	0
	06/2015	$		3,898		EUR	2,908	0	(768)
	10/2015		BRL	13,000	$		5,188	1,337	0
	01/2018			230			67	11	0

BRC	05/2015		JPY	1,930,000			16,421	322	0
	05/2015		MXN	35,727			2,400	62	0
	06/2015		EUR	2,878			3,910	812	0
	06/2015		ILS	7,321			1,836	0	(4)
	06/2015	$		2,809		EUR	2,097	0	(552)
	06/2016		EUR	2,837	$		3,901	817	0

CBK	04/2015		CAD	2,692			2,153	27	0
	04/2015		EUR	34,305			37,033	147	0
	05/2015		MXN	32,776			2,121	9	(33)
	05/2015	$		3,473		MXN	53,528	37	(8)
	06/2015		EUR	2,621	$		3,583	762	0
	06/2015	$		1,463		EUR	1,106	0	(273)
	06/2015			1,060		INR	66,905	0	0

DUB	05/2015			2,042		MXN	30,728	0	(31)
	08/2015		EUR	8,900	$		11,919	2,332	0
	02/2016			2,700			3,633	714	0
	06/2016			1,476			2,021	417	0
	06/2016	$		1,648		EUR	1,219	0	(323)

FBF	06/2015		EUR	4,212	$		5,717	1,184	0
	06/2015	$		13,858		EUR	10,337	0	(2,732)
	07/2015		BRL	222	$		91	24	0

GLM	04/2015		EUR	4,713			5,132	65	0
	04/2015	$		8,206		EUR	7,230	0	(432)
	04/2015			1,014		GBP	679	0	(7)
	04/2015			18,407		ILS	72,578	0	(168)
	04/2015			34,762		JPY	4,206,000	312	(5)
	05/2015		CHF	239	$		259	13	0
	05/2015	$		10,213		CAD	12,700	0	(190)
	05/2015			1,092		MXN	16,243	0	(29)
	06/2015		ILS	72,578	$		18,413	172	0
	06/2015	$		1,068		EUR	803	0	(203)
	07/2015		BRL	12,780	$		5,245	1,349	0

HUS	04/2015			3,963			1,609	367	0
	04/2015	$		1,235		BRL	3,963	6	0
	05/2015		MXN	143,292	$		9,535	160	0
	05/2015	$		128		MXN	1,993	2	0

JPM	04/2015		BRL	5,477	$		2,093	377	0
	04/2015		EUR	7,722			8,422	122	(3)
	04/2015		MXN	208,459			14,165	514	0
	04/2015	$		1,905		BRL	5,477	0	(189)
	05/2015			245		MXN	3,624	0	(8)
	06/2015			5,695		EUR	4,259	0	(1,111)
	07/2015		BRL	13,000	$		5,349	1,386	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	149

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	01/2016		BRL	42,700	$		14,334	$2,003	$0
	01/2018	$		67		BRL	230	0	(11)

MSB	04/2015		BRL	3,877	$		1,208	0	(6)
	04/2015		GBP	26,566			40,049	643	0
	04/2015	$		1,412		BRL	3,877	0	(197)
	05/2015		MXN	14,042	$		927	8	0
	06/2015		EUR	3,710			5,086	1,093	0
	06/2016			3,984			5,479	1,151	0

NAB	06/2015			2,885			3,923	818	0
	06/2016			8,667			11,900	2,482	0
	07/2016			5,762			7,817	1,545	0

SCX	05/2015	$		1,108		MXN	16,250	0	(44)

UAG	04/2015		EUR	26,511	$		30,151	1,645	0
	04/2015		GBP	11,538			17,835	719	0
	04/2015		JPY	4,315,462			36,119	137	0
	04/2015	$		74,853		EUR	68,129	0	(1,598)
	05/2015		EUR	68,129	$		74,886	1,598	0
	05/2015		MXN	23,600			1,557	13	0
	05/2015	$		1,877		MXN	27,943	0	(49)
	06/2015			304		EUR	231	0	(55)
	06/2015			6,338		INR	403,986	62	0
	01/2016		BRL	10,000	$		3,860	973	0

Total Forward Foreign Currency Contracts								$36,763	$(10,022)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Citigroup, Inc.	1.000%	09/20/2016	0.304%	$1,000	$12	$(1)	$11	$0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%	100	1	(1)	0	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%	1,000	4	(5)	0	(1)
	Mexico Government International Bond	1.000%	09/20/2019	1.124%	200	1	(2)	0	(1)

BPS	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	200	(29)	(10)	0	(39)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%	200	(35)	(6)	0	(41)

BRC	China Government International Bond	1.000%	09/20/2016	0.292%	2,900	42	(11)	31	0
	General Electric Capital Corp.	1.000%	09/20/2016	0.308%	700	8	(1)	7	0
	Indonesia Government International Bond	1.000%	09/20/2017	0.709%	600	(22)	26	4	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	100	(18)	(2)	0	(20)

CBK	Indonesia Government International Bond	1.000%	09/20/2017	0.709%	400	(14)	17	3	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	500	(9)	12	3	0

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%	400	6	(1)	5	0
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.278%	700	9	(1)	8	0

FBF	Indonesia Government International Bond	1.000%	09/20/2017	0.709%	400	(14)	17	3	0

GST	Japan Government International Bond	1.000%	12/20/2015	0.066%	1,700	(16)	28	12	0
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%	100	(16)	(4)	0	(20)

HUS	China Government International Bond	1.000%	09/20/2016	0.292%	10,000	143	(35)	108	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%	100	1	0	1	0
	Mexico Government International Bond	1.000%	09/20/2019	1.124%	100	1	(2)	0	(1)

UAG	Japan Government International Bond	1.000%	12/20/2015	0.066%	2,600	1	18	19	0

						$56	$36	$215	$(123)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

150	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Pay	1-Year BRL-CDI	11.500%	01/04/2021	BRL	100	$0	$(1)	$0	$(1)

FBF	Pay	28-Day MXN-TIIE	6.338%	11/12/2019	MXN	162,800	0	29	29	0

							$0	$28	$29	$(1)

Total Swap Agreements							$56	$64	$244	$(124)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $1,551 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
AZD	$13	$0	$0	$13	$(13)	$0	$0	$(13)	$0	$0	$0
BOA	7,363	0	11	7,374	(880)	0	(2)	(882)	6,492	(6,130)	362
BPS	1,986	0	0	1,986	(869)	0	(80)	(949)	1,037	(950)	87
BRC	2,013	0	42	2,055	(556)	0	(20)	(576)	1,479	(1,410)	69
CBK	982	0	6	988	(314)	0	0	(314)	674	(400)	274
DUB	3,463	0	13	3,476	(355)	0	(1)	(356)	3,120	(2,950)	170
FBF	1,208	0	32	1,240	(2,732)	0	0	(2,732)	(1,492)	1,551	59
GLM	1,911	0	0	1,911	(1,033)	0	0	(1,033)	878	(1,180)	(302)
GST	0	0	12	12	0	0	(20)	(20)	(8)	0	(8)
HUS	535	0	109	644	0	0	(1)	(1)	643	(460)	183
JPM	4,402	0	0	4,402	(1,321)	0	0	(1,321)	3,081	(3,190)	(109)
MSB	2,895	0	0	2,895	(203)	0	0	(203)	2,692	(2,680)	12
NAB	4,845	0	0	4,845	0	0	0	0	4,845	(4,710)	135
SCX	0	0	0	0	(44)	0	0	(44)	(44)	0	(44)
UAG	5,147	0	19	5,166	(1,702)	0	0	(1,702)	3,464	(3,330)	134

Total Over the Counter	$36,763	$0	$244	$37,007	$(10,022)	$0	$(124)	$(10,146)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$508	$508
Swap Agreements	0	0	0	0	304	304

	$0	$0	$0	$0	$812	$812

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,763	$0	$36,763
Swap Agreements	0	215	0	0	29	244

	$0	$215	$0	$36,763	$29	$37,007

	$0	$215	$0	$36,763	$841	$37,819

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	151

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$71	$71
Swap Agreements	0	0	0	0	550	550

	$0	$0	$0	$0	$621	$621

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,022	$0	$10,022
Swap Agreements	0	123	0	0	1	124

	$0	$123	$0	$10,022	$1	$10,146

	$0	$123	$0	$10,022	$622	$10,767

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$35,134	$35,134
Swap Agreements	0	86	0	0	(3,946)	(3,860)

	$0	$86	$0	$0	$31,188	$31,274

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,031	$0	$24,031
Swap Agreements	0	(611)	0	0	559	(52)

	$0	$(611)	$0	$24,031	$559	$23,979

	$0	$(525)	$0	$24,031	$31,747	$55,253

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,981	$2,981
Swap Agreements	0	(6)	0	0	(23,834)	(23,840)

	$0	$(6)	$0	$0	$(20,853)	$(20,859)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,611	$0	$26,611
Swap Agreements	0	(186)	0	0	(55)	(241)

	$0	$(186)	$0	$26,611	$(55)	$26,370

	$0	$(192)	$0	$26,611	$(20,908)	$5,511

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$340,328	$0	$340,328
Industrials	0	130,101	0	130,101
Utilities	0	75,546	0	75,546
Municipal Bonds & Notes
California	0	38,601	0	38,601
Mississippi	0	889	0	889
New York	0	15,200	0	15,200
Texas	0	9,130	0	9,130
Virginia	0	601	0	601
U.S. Government Agencies	0	293,419	0	293,419
U.S. Treasury Obligations	0	528,361	0	528,361
Mortgage-Backed Securities	0	170,976	0	170,976
Asset-Backed Securities	0	74,415	10,607	85,022
Sovereign Issues	0	93,500	0	93,500

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short-Term Instruments
Certificates of Deposit	$0	$20,689	$0	$20,689
Commercial Paper	0	17,352	0	17,352
Repurchase Agreements	0	6,495	0	6,495
Short-Term Notes	0	7,799	0	7,799
Japan Treasury Bills	0	16,092	0	16,092
U.S. Treasury Bills	0	523	0	523
	$0	$1,840,017	$10,607	$1,850,624

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$46,432	$0	$0	$46,432

Total Investments	$46,432	$1,840,017	$10,607	$1,897,056

152	PIMCO BOND FUNDS	See Accompanying Notes

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$508	$304	$0	$812
Over the counter	0	37,007	0	37,007
	$508	$37,311	$0	$37,819

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(71)	$(550)	$0	$(621)
Over the counter	0	(10,146)	0	(10,146)
	$(71)	$(10,696)	$0	$(10,767)

Totals	$46,869	$1,866,632	$10,607	$1,924,108

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	153

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B of PIMCO GNMA Fund, PIMCO Long-Term U.S. Government Fund and PIMCO Mortgage-Backed Securities Fund into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees related to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not ammortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

154	PIMCO BOND FUNDS

March 31, 2015

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The

ANNUAL REPORT	MARCH 31, 2015	155

Notes to Financial Statements (Cont.)

Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and

156	PIMCO BOND FUNDS

March 31, 2015

reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

ANNUAL REPORT	MARCH 31, 2015	157

Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or

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other borrowers. A Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2015, the PIMCO Investment Grade Corporate Bond Fund had $12,771,262 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.

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CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where it seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities are purchased or sold on a delayed-delivery basis.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Certain Funds may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use

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solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Extended Duration Fund	$8,270	$143,812	$(152,070)	$0	$0	$12	$11	$0
PIMCO GNMA Fund	190,747	307,426	(380,601)	(25)	(148)	117,399	726	0
PIMCO Investment Grade Corporate Bond Fund	12,954	829,932	(842,871)	(3)	0	12	32	0
PIMCO Long Duration Total Return Fund	247,973	1,085,055	(1,333,041)	41	(14)	14	255	0
PIMCO Long-Term U.S. Government Fund	27,769	631,764	(659,520)	7	(1)	19	64	0
PIMCO Moderate Duration Fund	5	3,500	(3,505)	(0)	0	0	0	0
PIMCO Mortgage-Backed Securities Fund	2,233	140,033	(142,249)	(4)	0	13	32	0
PIMCO Mortgage Opportunities Fund	5,354	260,699	(265,820)	(112)	0	121	299	0
PIMCO Total Return Fund II	10	0	(10)	0	0	0	0	0
PIMCO Total Return Fund III	9	0	(9)	0	0	0	0	0
PIMCO Total Return Fund IV	1	0	(1)	0	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Extended Duration Fund	$0	$146,005	$(132,501)	$(92)	$2	$13,414	$106	$0
PIMCO GNMA Fund	104,968	200,067	(40,000)	0	(1,945)	263,090	2,567	0
PIMCO Investment Grade Corporate Bond Fund	51	1,363,020	(1,164,639)	(1,308)	21	197,145	1,620	0
PIMCO Long Duration Total Return Fund	0	1,362,311	(1,232,600)	(1,685)	11	128,037	2,111	0
PIMCO Long-Term U.S. Government Fund	0	1,264,694	(1,225,700)	(776)	2	38,220	1,094	0
PIMCO Moderate Duration Fund	565,369	1,043,774	(1,598,321)	(553)	61	10,330	1,559	0
PIMCO Mortgage-Backed Securities Fund	18	97,603	(39,800)	(220)	(2)	57,599	305	0
PIMCO Mortgage Opportunities Fund	0	421,307	(278,180)	(432)	20	142,715	607	0
PIMCO Total Return Fund II	113	1,558,606	(1,555,751)	(341)	0	2,627	1,196	0
PIMCO Total Return Fund III	247,976	2,104,698	(2,351,400)	(103)	(19)	1,152	1,290	0
PIMCO Total Return Fund IV	238,062	752,133	(941,301)	(2,445)	(17)	46,432	3,432	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations,

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including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities

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may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a

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Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike value.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit

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event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate, sovereign or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the

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agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

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If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of

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Notes to Financial Statements (Cont.)

Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, and C Classes
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A	N/A	N/A
PIMCO GNMA Fund	0.25%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Investment Grade Corporate Bond Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A	0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.25%	0.40%	0.35%
PIMCO Moderate Duration Fund	0.25%	0.21%	0.31%	N/A	N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Mortgage Opportunities Fund	0.35%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	0.25%	N/A	N/A
PIMCO Total Return Fund III	0.25%	0.25%	0.35%	0.25%	N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.25%	0.35%	N/A	N/A	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C, and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses;

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Notes to Financial Statements (Cont.)

(vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Mortgage Opportunities Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. As of March 31, 2015, there were no recoverable amounts.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO GNMA Fund	$0	$12,861
PIMCO Investment Grade Corporate Bond Fund	752,095	389,903
PIMCO Long Duration Total Return Fund	185,446	107,067
PIMCO Long-Term U.S. Government Fund	14,875	1,327,360
PIMCO Moderate Duration Fund	469,806	121,997
PIMCO Total Return Fund II	145,964	181,366
PIMCO Total Return Fund III	695,347	788,383
PIMCO Total Return Fund IV	432,943	13,570

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

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Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Extended Duration Fund	$302,235	$243,641	$6,960	$7,696
PIMCO GNMA Fund	24,373,199	24,430,152	8,553	16,146
PIMCO Investment Grade Corporate Bond Fund	2,592,276	2,858,047	4,136,384	2,387,918
PIMCO Long Duration Total Return Fund	2,956,381	3,190,259	1,033,617	1,084,233
PIMCO Long-Term U.S. Government Fund	5,217,174	5,535,350	41,437	31,916
PIMCO Moderate Duration Fund	4,195,218	4,077,951	614,433	634,110
PIMCO Mortgage-Backed Securities Fund	4,831,823	4,899,199	7,087	812
PIMCO Mortgage Opportunities Fund	17,003,218	17,243,172	218,985	65,238
PIMCO Total Return Fund II	6,677,386	7,830,714	195,801	392,463
PIMCO Total Return Fund III	5,779,896	6,861,637	463,444	859,235
PIMCO Total Return Fund IV	2,564,339	2,433,274	871,157	355,387

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Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Extended Duration Fund (1)				PIMCO GNMA Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	27,278	$218,326	14,001	$93,226	9,295	$105,116	11,291	$126,511
Class P	2,033	15,752	3,127	21,517	4,453	50,328	2,091	23,706
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	2,672	30,172	4,532	51,015
Class A	0	0	0	0	4,183 ^	47,322 ^	6,318	70,918
Class B	0	0	0	0	0	3	4	36
Class C	0	0	0	0	884	10,020	1,004	11,332
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	1,026	8,146	2,358	15,197	566	6,400	1,001	11,189
Class P	73	576	154	994	92	1,047	169	1,894
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	175	1,980	397	4,431
Class A	0	0	0	0	431	4,874	1,036	11,572
Class B	0	0	0	0	1	7	8	93
Class C	0	0	0	0	96	1,081	315	3,515
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(21,421)	(176,259)	(11,587)	(76,056)	(9,509)	(107,581)	(27,184)	(303,426)
Class P	(3,297)	(25,395)	(1,309)	(8,845)	(4,065)	(46,023)	(7,070)	(78,866)
Administrative Class	0	0	0	0	0	0	0	0
Class D	0	0	0	0	(4,588)	(51,845)	(13,022)	(145,114)
Class A	0	0	0	0	(11,437)	(129,100)	(27,841)	(310,749)
Class B	0	0	0	0	(268)^	(3,016)^	(420)	(4,677)
Class C	0	0	0	0	(3,724)	(42,024)	(12,883)	(144,114)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	5,692	$41,146	6,744	$46,033	(10,743)	$(121,239)	(60,254)	$(670,734)

172	PIMCO BOND FUNDS

March 31, 2015

PIMCO Investment Grade Corporate Bond Fund				PIMCO Long Duration Total Return Fund				PIMCO Long-Term U.S. Government Fund
Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

241,688	$2,588,353	93,094	$999,347	155,386	$1,811,233	137,861	$1,508,553	408,949	$4,244,645	34,144	$351,650
31,273	334,787	17,456	188,371	1,021	12,122	869	9,578	2,523	26,655	8,622	83,980
9,834	105,260	12,417	135,975	0	0	0	0	2,960	31,388	2,089	21,212
22,539	241,313	19,489	211,905	749	9,131	0	0	129	1,504	0	0
24,357	259,905	32,385	349,702	0	0	0	0	16,408 ^^	173,765 ^^	14,961	151,020
0	0	0	0	0	0	0	0	1	8	5	42
9,092	97,270	10,658	116,182	0	0	0	0	1,400	15,553	348	3,462
0	0	0	0	0	0	0	0	0	0	0	0

15,858	169,222	20,103	212,100	15,782	186,536	23,776	259,801	4,322	46,357	3,931	38,585
1,269	13,547	1,445	15,226	44	525	67	731	44	476	58	570
672	7,169	786	8,240	0	0	0	0	118	1,250	257	2,487
2,084	22,235	3,407	35,843	4	48	0	0	0	2	0	0
4,118	43,937	6,940	72,841	0	0	0	0	349	3,710	729	7,050
0	0	0	0	0	0	0	0	0	2	2	18
1,781	18,991	2,978	31,192	0	0	0	0	28	296	86	832
0	0	0	0	0	0	0	0	0	0	0	0

(147,328)	(1,574,279)	(423,636)	(4,485,527)	(240,116)	(2,826,139)	(300,600)	(3,274,772)	(438,958)	(4,802,975)	(128,044)	(1,257,075)
(13,996)	(149,351)	(41,585)	(442,162)	(560)	(6,583)	(1,614)	(17,580)	(3,020)	(31,830)	(4,853)	(47,835)
(7,703)	(82,353)	(21,240)	(226,030)	0	0	0	0	(3,589)	(38,204)	(3,292)	(32,577)
(17,590)	(187,666)	(65,860)	(704,882)	(8)	(102)	0	0	(17)	(205)	0	0
(40,688)	(434,738)	(93,529)	(991,377)	0	0	0	0	(17,452)	(184,802)	(17,045)	(168,268)
0	0	0	0	0	0	0	0	(58)^^	(622)^^	(187)	(1,859)
(16,587)	(176,901)	(45,717)	(484,261)	0	0	0	0	(950)	(10,040)	(4,150)	(41,079)
0	0	0	0	0	0	0	0	0	0	0	0
120,673	$1,296,701	(470,409)	$(4,957,315)	(67,698)	$(813,229)	(139,641)	$(1,513,689)	(26,813)	$(523,067)	(92,339)	$(887,785)

ANNUAL REPORT	MARCH 31, 2015	173

Notes to Financial Statements (Cont.)

	PIMCO Moderate Duration Fund				PIMCO Mortgage-Backed Securities Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015				Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount

Receipts for shares sold
Institutional Class	50,868	$541,935	60,139	$642,555	2,535		$26,551		2,917	$30,199
Class P	694	7,366	729	7,832	380		3,976		300	3,129
Administrative Class	0	0	0	0	323		3,372		496	5,126
Class D	0	0	0	0	848		8,881		1,037	10,757
Class A	0	0	0	0	316	^^^	3,304	^^^	476	4,948
Class B	0	0	0	0	0		0		4	41
Class C	0	0	0	0	55		581		149	1,545
Class R	0	0	0	0	0		0		0	0
Issued as reinvestment of distributions
Institutional Class	8,236	86,817	5,737	61,208	242		2,535		441	4,550
Class P	30	316	49	523	14		147		28	292
Administrative Class	0	0	0	0	47		489		98	1,010
Class D	0	0	0	0	105		1,095		156	1,611
Class A	0	0	0	0	67		704		121	1,244
Class B	0	0	0	0	0		2		1	8
Class C	0	0	0	0	14		145		23	240
Class R	0	0	0	0	0		0		0	0
Cost of shares redeemed
Institutional Class	(125,649)	(1,336,037)	(81,723)	(870,449)	(3,781)		(39,417)		(16,387)	(169,222)
Class P	(1,473)	(15,664)	(2,450)	(26,045)	(466)		(4,876)		(2,950)	(30,679)
Administrative Class	0	0	0	0	(2,487)		(25,920)		(1,185)	(12,261)
Class D	0	0	0	0	(2,801)		(29,356)		(4,005)	(41,403)
Class A	0	0	0	0	(1,481)		(15,473)		(4,137)	(42,729)
Class B	0	0	0	0	(33	)^^^	(344	)^^^	(48)	(498)
Class C	0	0	0	0	(357)		(3,738)		(937)	(9,675)
Class R	0	0	0	0	0		0		0	0
Net increase (decrease) resulting from Fund share transactions	(67,294)	$(715,267)	(17,519)	$(184,376)	(6,460)		$(67,342)		(23,402)	$(241,767)

174	PIMCO BOND FUNDS

March 31, 2015

PIMCO Mortgage Opportunities Fund (2)				PIMCO Total Return Fund II (3)				PIMCO Total Return Fund III
Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

26,704	$296,706	89,222	$980,108	20,583	$213,341	70,518	$726,253	22,506	$215,067	72,958	$697,519
8,580	95,549	1,070	11,842	282	2,920	313	3,246	2,007	19,159	5,820	55,798
0	0	0	0	962	9,966	1,433	14,810	2,230	21,264	2,879	27,674
1,350	15,035	5,016	55,199	0	0	0	0	0	0	0	0
1,468	16,356	1,887	20,821	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
566	6,300	315	3,482	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

3,616	40,212	2,500	27,504	6,022	62,161	5,976	61,783	8,658	81,979	10,037	95,804
164	1,821	26	285	43	442	31	321	416	3,935	349	3,330
0	0	0	0	169	1,739	121	1,249	584	5,506	340	3,241
103	1,146	122	1,340	0	0	0	0	0	0	0	0
50	554	37	410	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
15	165	10	106	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0

(24,083)	(268,070)	(21,350)	(235,042)	(176,714)	(1,831,936)	(108,760)	(1,123,751)	(226,516)	(2,170,199)	(157,090)	(1,501,682)
(1,631)	(18,145)	(1,049)	(11,481)	(376)	(3,891)	(801)	(8,274)	(9,009)	(86,220)	(5,419)	(51,743)
0	0	0	0	(4,251)	(43,838)	(2,849)	(29,519)	(5,250)	(49,581)	(3,265)	(31,198)
(1,316)	(14,655)	(5,842)	(64,100)	0	0	0	0	0	0	0	0
(1,488)	(16,560)	(618)	(6,807)	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
(191)	(2,124)	(60)	(661)	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0	0	0
13,907	$154,290	71,286	$783,006	(153,280)	$(1,589,096)	(34,018)	$(353,882)	(204,374)	$(1,959,090)	(73,391)	$(701,257)

ANNUAL REPORT	MARCH 31, 2015	175

Notes to Financial Statements (Cont.)

	PIMCO Total Return Fund IV
	Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	41,739	$444,756	52,071	$550,824
Class P	843	9,129	11	100
Administrative Class	0	0	0	0
Class D	0	0	0	0
Class A	373	3,966	988	10,476
Class B	0	0	0	0
Class C	78	834	365	3,929
Class R	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	3,647	38,767	2,099	22,150
Class P	1	11	0	5
Administrative Class	0	0	0	0
Class D	0	0	0	0
Class A	37	394	35	373
Class B	0	0	0	0
Class C	5	49	5	53
Class R	0	0	0	0
Cost of shares redeemed
Institutional Class	(13,658)	(145,785)	(10,917)	(115,987)
Class P	(444)	(4,752)	(25)	(260)
Administrative Class	0	0	0	0
Class D	0	0	0	0
Class A	(983)	(10,493)	(848)	(8,971)
Class B	0	0	0	0
Class C	(333)	(3,550)	(221)	(2,335)
Class R	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	31,305	$333,326	43,563	$460,357

(1)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 14% of the Fund.
(2)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 15% of the Fund, and the shareholder is a related party of the Fund.*
(3)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 22% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
^	At the NYSE Close on March 25, 2015, 32 Class B shares in the amount of $370 converted into Class A shares of the Fund.
^^	At the NYSE Close on March 25, 2015, 12 Class B shares in the amount of $138 converted into Class A shares of the Fund.
^^^	At the NYSE Close on March 25, 2015, 4 Class B shares in the amount of $38 converted into Class A shares of the Fund.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

176	PIMCO BOND FUNDS

March 31, 2015

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
Extended Duration Fund	$1,849	$—	$76,293	$(28)	$(14,780)	$—	$—
GNMA Fund	253	—	1,236	(34)	(33,839)	—	—
Investment Grade Corporate Bond Fund	152,223	45,220	164,558	(3,155)	—	—	—
Long Duration Total Return Fund	35,725	42,261	559,625	(557)	—	—	—
Long-Term U.S. Government Fund	223,528	—	78,972	(103)	(155,740)	—	—
Moderate Duration Fund	27,086	12,166	(12,508)	(1,733)	—	—	—
Mortgage-Backed Securities Fund	—	—	4,479	(12)	(12,325)	—	—
Mortgage Opportunities Fund	11,100	—	28,067	(359)	(16,314)	—	—
Total Return Fund II	10,229	24,134	32,463	(130)	—	—	—
Total Return Fund III	25,389	14,845	1,856	(1,553)	—	—	—
Total Return Fund IV	28,008	12,832	(10,957)	(883)	—	—	—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, real estate investment trusts (REITs), and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
Extended Duration Fund	$—	$14,780
GNMA Fund	20,312	13,527
Investment Grade Corporate Bond Fund	—	—
Long Duration Total Return Fund	—	—
Long-Term U.S. Government Fund*	74,290	81,450
Moderate Duration Fund	—	—
Mortgage-Backed Securities Fund	5,490	6,835
Mortgage Opportunities Fund	10,781	5,533
Total Return Fund II	—	—
Total Return Fund III	—	—
Total Return Fund IV	—	—

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations

ANNUAL REPORT	MARCH 31, 2015	177

Notes to Financial Statements (Cont.)

March 31, 2015

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
Extended Duration Fund	$386,230	$77,374	$(251)	$77,123
GNMA Fund	1,608,728	16,017	(12,541)	3,476
Investment Grade Corporate Bond Fund	7,065,201	294,850	(112,364)	182,486
Long Duration Total Return Fund	4,620,233	595,807	(31,127)	564,681
Long-Term U.S. Government Fund	864,785	85,775	(3,721)	82,054
Moderate Duration Fund	1,956,599	38,315	(22,067)	16,248
Mortgage-Backed Securities Fund	337,596	6,270	(1,545)	4,725
Mortgage Opportunities Fund	1,433,251	47,285	(19,768)	27,517
Total Return Fund II	1,525,803	63,233	(8,248)	54,985
Total Return Fund III	1,721,388	58,216	(40,883)	17,333
Total Return Fund IV	1,887,221	31,161	(21,325)	9,836

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, real estate investment trusts (REITs), and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
Extended Duration Fund	$9,102	$—	$—	$11,613	$2,652	$2,598
GNMA Fund	16,564	—	—	34,596	—	490
Investment Grade Corporate Bond Fund	276,862	32,993	—	280,457	80,750	65,764
Long Duration Total Return Fund	192,479	—	—	216,545	51,564	—
Long-Term U.S. Government Fund	54,027	—	—	48,573	4,107	—
Moderate Duration Fund	83,277	11,876	—	51,324	17,642	—
Mortgage-Backed Securities Fund	5,162	—	206	9,023	—	529
Mortgage Opportunities Fund	45,826	—	—	32,074	—	—
Total Return Fund II	43,534	25,794	—	59,049	8,777	—
Total Return Fund III	83,669	15,458	—	79,388	30,419	—
Total Return Fund IV	28,605	10,626	—	18,130	3,981	479

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

178	PIMCO BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Extended Duration Fund, PIMCO GNMA Fund, PIMCO Investment Grade Corporate Bond Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund III, and PIMCO Total Return Fund IV (eleven series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations and the cash flows for PIMCO Long Duration Total Return Fund for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

ANNUAL REPORT	MARCH 31, 2015	179

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JML	JP Morgan Securities Plc	SGY	Societe Generale, New York
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
DEU	Deutsche Bank Securities, Inc.	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
FBF	Credit Suisse International	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	MXN	Mexican Peso
BRL	Brazilian Real	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CAD	Canadian Dollar	ILS	Israeli Shekel	SAR	Saudi Riyal
CHF	Swiss Franc	INR	Indian Rupee	USD (or $)	United States Dollar
CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index	MCDX	Municipal Bond Credit Derivative Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
FGIC	Financial Guaranty Insurance Co.	NPFGC	National Public Finance Guarantee Corp.	PSF	Public School Fund

Other Abbreviations:
ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration
AID	Agency International Development	CLO	Collateralized Loan Obligation	REIT	Real Estate Investment Trust
ALT	Alternate Loan Trust	CMBS	Collateralized Mortgage-Backed Security	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBD	To Be Determined
CBO	Collateralized Bond Obligation	FSB	Federal Savings Bank	TBD%	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio

180	PIMCO BOND FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
Extended Duration Fund	0.00%	0.00%	$529	$—
GNMA Fund	0.00%	0.00%	16,564	—
Investment Grade Corporate Bond Fund	1.68%	1.68%	171,004	49,849
Long Duration Total Return Fund	0.65%	0.65%	149,017	—
Long-Term U.S. Government Fund	0.00%	0.00%	54,027	—
Moderate Duration Fund	0.80%	0.80%	41,393	7,807
Mortgage-Backed Securities Fund	0.00%	0.00%	5,162	—
Mortgage Opportunities Fund	0.00%	0.00%	45,826	—
Total Return Fund II	1.46%	1.46%	43,534	—
Total Return Fund III	0.59%	0.59%	52,853	—
Total Return Fund IV	0.00%	0.00%	28,605	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	MARCH 31, 2015	181

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[2]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.

1 Trustees serve until their successors are duly elected and qualified.

2 Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

182	PIMCO BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

ANNUAL REPORT	MARCH 31, 2015	183

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

184	PIMCO BOND FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	MARCH 31, 2015	185

Privacy Policy1 (Cont.)

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

186	PIMCO BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3002AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

Credit Bond Funds

PIMCO Convertible Fund

PIMCO Credit Absolute Return Fund

PIMCO Diversified Income Fund

PIMCO Floating Income Fund

PIMCO High Yield Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Fund

PIMCO Senior Floating Rate Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		14
Benchmark Descriptions		16
Financial Highlights		20
Statements of Assets and Liabilities		30
Statements of Operations		34
Statements of Changes in Net Assets		36
Statement of Cash Flows		38
Notes to Financial Statements		131
Report of Independent Registered Public Accounting Firm		155
Glossary		156
Federal Income Tax Information		157
Management of the Trust		158
Results of Proxy Voting		160
Privacy Policy		161

Fund	Fund Summary	Schedule of Investments

PIMCO Convertible Fund	6	39
PIMCO Credit Absolute Return Fund	7	46
PIMCO Diversified Income Fund	8	57
PIMCO Floating Income Fund	9	74
PIMCO High Yield Fund	10	88
PIMCO High Yield Spectrum Fund	11	98
PIMCO Long-Term Credit Fund	12	105
PIMCO Senior Floating Rate Fund	13	123

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

2	PIMCO CREDIT BOND FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: senior debt risk, interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, leveraging risk, smaller company risk, management risk, short sale risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO CREDIT BOND FUNDS

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Convertible Fund	03/31/99	03/31/99	11/19/10	08/01/00	05/02/11	05/31/11	05/31/11	—
PIMCO Credit Absolute Return Fund	08/31/11	08/31/11	08/31/11	—	08/31/11	08/31/11	08/31/11	08/31/11
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	10/29/04	07/31/03	07/31/03	07/31/03	—
PIMCO Floating Income Fund	07/30/04	07/30/04	04/30/08	12/30/05	07/30/04	07/30/04	09/30/04	—
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	01/16/95	04/08/98	01/13/97	01/13/97	12/31/02
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	—	09/15/10	09/15/10	09/15/10	—
PIMCO Long-Term Credit Fund	03/31/09	03/31/09	02/29/12	—	10/31/14	—	—	—
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	04/29/11	04/29/11	04/29/11	04/29/11

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	5

PIMCO Convertible Fund

Institutional Class - PFCIX	Class D - PCVDX
Class P - PCVPX	Class A - PACNX
Administrative Class - PFCAX	Class C - PCCNX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Convertible Bonds & Notes	36.3%
Short-Term Instruments‡	34.9%
Convertible Preferred Securities	13.7%
Corporate Bonds & Notes	9.3%
Preferred Securities	2.1%
Other	3.7%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (03/31/99)
PIMCO Convertible Fund Institutional Class	9.26%	9.82%	7.41%	7.49%
PIMCO Convertible Fund Class P	9.05%	9.69%	7.29%	7.38%
PIMCO Convertible Fund Administrative Class	9.01%	9.55%	7.14%	7.22%
PIMCO Convertible Fund Class D	8.84%	9.40%	6.99%	7.07%
PIMCO Convertible Fund Class A	8.81%	9.40%	6.99%	7.07%
PIMCO Convertible Fund Class A (adjusted)	2.83%	8.17%	6.39%	6.69%
PIMCO Convertible Fund Class C	8.05%	8.56%	6.19%	6.27%
PIMCO Convertible Fund Class C (adjusted)	7.06%	8.56%	6.19%	6.27%
BofA Merrill Lynch All Convertibles Index	8.07%	11.16%	7.94%	7.03%
Lipper Convertible Securities Funds Average	5.77%	9.03%	6.64%	7.04%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.71% for Institutional Class shares, 0.81% for Class P shares, 0.96% for Administrative Class shares, 1.11% for Class D shares, 1.11% for Class A shares, and 1.86% for Class C shares.

Portfolio Insights

»

The PIMCO Convertible Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. Convertible securities also include “synthetic” convertible securities. Synthetic convertible securities, which may be created by a third party or PIMCO, are instruments that combine (i) non-convertible fixed income securities or preferred stocks, which may be represented by derivative instruments and (ii) securities or instruments such as warrants or call options that together possess economic characteristics similar to a convertible security. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies. In addition, the Fund may invest in common stock or in other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to the S&P 500 benefited performance as the S&P 500 rose during the reporting period.

»	An underweight to the raw material sector benefited relative performance as the sector underperformed the broader convertible market over the reporting period.

»	An underweight to the energy sector benefited relative performance as the sector underperformed the broader convertible market during the reporting period.

»	An underweight to the technology sector benefited relative performance as the sector underperformed the broader convertible market during the reporting period.

»	An overweight to the financial sector detracted from relative performance as the sector underperformed the broader convertible market during the reporting period.

»

Within the financial sector, tactical exposure to bank capital securities benefited performance as bank capital securities posted positive performance and outperformed financial convertible bonds during the reporting period.

»

An underweight to U.S. duration (or sensitivity to changes in market interest rates) in the U.S. detracted from relative performance, as U.S. Treasury yields generally fell across the yield curve during the reporting period.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Absolute Return Fund

Institutional Class - PCARX	Class A - PZCRX
Class P - PPCRX	Class C - PCCRX
Class D - PDCRX	Class R - PRCRX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	29.6%
Corporate Bonds & Notes	29.1%
Bank Loan Obligations	13.1%
Asset-Backed Securities	12.9%
Mortgage-Backed Securities	8.9%
Other	6.4%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (08/31/11)
PIMCO Credit Absolute Return Fund Institutional Class	1.77%	3.70%
PIMCO Credit Absolute Return Fund Class P	1.75%	3.63%
PIMCO Credit Absolute Return Fund Class D	1.40%	3.30%
PIMCO Credit Absolute Return Fund Class A	1.38%	3.30%
PIMCO Credit Absolute Return Fund Class A (adjusted)	-2.46%	2.20%
PIMCO Credit Absolute Return Fund Class C	0.62%	2.52%
PIMCO Credit Absolute Return Fund Class C (adjusted)	-0.32%	2.52%
PIMCO Credit Absolute Return Fund Class R	1.20%	3.04%
3 Month USD LIBOR Index	0.24%	0.32%
Lipper Alternative Credit Focus Funds Average	0.61%	2.97%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for Institutional Class shares, 1.00% for Class P shares, 1.30% for Class D shares, 1.30% for Class A shares, 2.05% for Class C shares, and 1.55% for Class R shares.

Portfolio Insights

»

The PIMCO Credit Absolute Return Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time.

»	An allocation to pipelines/midstream energy companies benefited performance as the sector posted positive absolute returns during the reporting period.

»	An allocation to independent exploration and production (“E&P”) companies detracted from performance as the sector generally posted negative absolute returns during the reporting period.

»	An allocation to select finance companies benefited performance as these securities generally posted positive returns during the reporting period.

»	An allocation to gaming companies detracted from performance as the sector generally posted negative absolute returns during the reporting period.

»	Long exposure to non-Agency mortgage-backed securities (“MBS”) benefited performance as total returns were generally positive during the reporting period.

»	Long exposure to the U.S. dollar versus short exposure to the Japanese yen benefited performance as the U.S. dollar appreciated versus the Japanese yen during the period.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Class D - PDVDX
Class P - PDVPX	Class A - PDVAX
Administrative Class - PDAAX	Class C - PDICX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	59.9%
Mortgage-Backed Securities	11.1%
Sovereign Issues	9.6%
Bank Loan Obligations	6.9%
U.S. Treasury Obligations	3.8%
Other	8.7%
†	% of Investments, at value as of 03/31/15

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	3.85%	6.63%	7.05%	7.58%
PIMCO Diversified Income Fund Class P	3.74%	6.53%	6.94%	7.47%
PIMCO Diversified Income Fund Administrative Class	3.59%	6.37%	6.78%	7.31%
PIMCO Diversified Income Fund Class D	3.43%	6.21%	6.62%	7.14%
PIMCO Diversified Income Fund Class A	3.44%	6.21%	6.62%	7.15%
PIMCO Diversified Income Fund Class A (adjusted)	-0.44%	5.40%	6.22%	6.80%
PIMCO Diversified Income Fund Class C	2.67%	5.42%	5.83%	6.35%
PIMCO Diversified Income Fund Class C (adjusted)	1.73%	5.42%	5.83%	6.35%
Barclays Global Credit Hedged USD Index	6.31%	6.15%	5.77%	5.83%
1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global	4.89%	7.10%	7.14%	7.48%
Lipper Multi-Sector Income Funds Average	2.35%	5.52%	5.43%	6.08%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.75% for Institutional Class shares, 0.85% for Class P shares, 1.00% for Administrative Class shares, 1.15% for Class D shares, 1.15% for Class A shares and 1.90% for Class C shares.

Portfolio Insights

»

The PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to Russian debt was a significant detractor from relative performance as Russian bonds underperformed the broader emerging markets during most of the reporting period.

»	An underweight to the long-end of the U.S. Treasury yield curve detracted from relative performance as long-term yields fell during the reporting period.

»	Within high yield, an underweight to the energy sector benefited performance as high yield energy bonds underperformed the broader credit market during the reporting period.

»	Exposure to bank capital benefited performance as these bonds posted positive returns during the reporting period.

»	Exposure to non-Agency mortgage-backed securities benefited performance as prices on these securities generally rose during the reporting period.

»	Tactical exposure to Brazilian equities during the latter half of the reporting period detracted from relative performance as Brazilian equities sold-off during this time period.

»	An underweight to the euro and Japanese yen contributed to relative performance as the U.S. dollar appreciated during the reporting period.

8	PIMCO CREDIT BOND FUNDS

PIMCO Floating Income Fund

Institutional Class - PFIIX	Class D - PFIDX
Class P - PFTPX	Class A - PFIAX
Administrative Class - PFTAX	Class C - PFNCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	59.5%
Mortgage-Backed Securities	10.1%
Bank Loan Obligations	8.5%
Short-Term Instruments‡	8.3%
Sovereign Issues	6.4%
Other	7.2%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Floating Income Fund Institutional Class	-1.93%	2.73%	3.33%	3.49%
PIMCO Floating Income Fund Class P	-2.02%	2.63%	3.23%	3.39%
PIMCO Floating Income Fund Administrative Class	-2.18%	2.48%	3.08%	3.24%
PIMCO Floating Income Fund Class D	-2.32%	2.32%	2.92%	3.07%
PIMCO Floating Income Fund Class A	-2.32%	2.32%	2.92%	3.08%
PIMCO Floating Income Fund Class A (adjusted)	-4.48%	1.85%	2.69%	2.86%
PIMCO Floating Income Fund Class C	-2.61%	2.02%	2.62%	2.76%
PIMCO Floating Income Fund Class C (adjusted)	-3.54%	2.02%	2.62%	2.76%
3 Month USD LIBOR Index	0.24%	0.33%	1.93%	1.94%
Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global	-0.82%	2.55%	2.32%	2.50%
Lipper Multi-Sector Income Funds Average	2.35%	5.52%	5.43%	5.71%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.95% for Class D shares, 0.95% for Class A shares, and 1.25% for Class C shares.

Portfolio Insights

»

The PIMCO Floating Income Fund seeks maximum current yield consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, variable and floating-rate Fixed Income Instruments and Fixed Income Instruments with durations of less than or equal to one year, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An overweight to Russian debt was the most significant detractor from relative performance, as Russian bonds underperformed the broader emerging markets during the reporting period.

»	An underweight to the euro and Japanese yen contributed to relative performance as the U.S. dollar appreciated during the reporting period.

»	Within high yield, an underweight to the energy sector benefited performance as high yield energy bonds underperformed the broader credit market during the reporting period.

»	An overweight to bank capital benefited performance as these bonds posted positive returns during the reporting period.

»	Exposure to non-Agency mortgage-backed securities benefited performance as prices on these securities generally rose during the reporting period.

»	Tactical exposure to Brazilian equities during the latter half of the reporting period detracted from relative performance as Brazilian equity markets sold off during this period.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO High Yield Fund

Institutional Class - PHIYX	Class A - PHDAX
Class P - PHLPX	Class C - PHDCX
Administrative Class - PHYAX	Class R - PHYRX
Class D - PHYDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	93.9%
Short-Term Instruments‡	5.2%
Bank Loan Obligations	0.8%
Common Stocks	0.1%
Other	0.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	3.06%	7.72%	7.24%	8.11%
PIMCO High Yield Fund Class P	2.96%	7.62%	7.12%	8.00%
PIMCO High Yield Fund Administrative Class	2.81%	7.45%	6.97%	7.84%
PIMCO High Yield Fund Class D	2.70%	7.35%	6.84%	7.69%
PIMCO High Yield Fund Class A	2.70%	7.35%	6.84%	7.70%
PIMCO High Yield Fund Class A (adjusted)	-1.15%	6.53%	6.44%	7.48%
PIMCO High Yield Fund Class C	1.94%	6.55%	6.05%	6.91%
PIMCO High Yield Fund Class C (adjusted)	0.99%	6.55%	6.05%	6.91%
PIMCO High Yield Fund Class R	2.45%	7.08%	6.58%	7.43%
BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	3.18%	8.38%	7.51%	7.68%	*
Lipper High Yield Funds Average	0.59%	7.45%	6.76%	6.91%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.55% for Institutional Class shares, 0.65% for Class P shares, 0.80% for Administrative Class shares, 0.90% for Class D shares, 0.90% for Class A shares, 1.65% for Class C shares and 1.15% for Class R shares.

Portfolio Insights

»

The PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high-yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The PIMCO High Yield Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the energy sector benefited returns as the sector underperformed the broader high yield bond market during the reporting period.

»	An overweight to the healthcare sector benefited returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the metals and mining sector benefited returns as the sector underperformed the broader high yield bond market during the reporting period.

»	An underweight to the wirelines sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the retail sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An overweight to the gaming sector detracted from returns as the sector underperformed the broader high yield bond market during the reporting period.

10	PIMCO CREDIT BOND FUNDS

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
Class P - PHSPX	Class C - PHSCX
Class D - PHSDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	95.4%
Short-Term Instruments‡	3.9%
Bank Loan Obligations	0.7%
Common Stocks	0.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	1.69%	8.59%
PIMCO High Yield Spectrum Fund Class P	1.59%	8.49%
PIMCO High Yield Spectrum Fund Class D	1.32%	8.21%
PIMCO High Yield Spectrum Fund Class A	1.33%	8.21%
PIMCO High Yield Spectrum Fund Class A (adjusted)	-2.45%	7.31%
PIMCO High Yield Spectrum Fund Class C	0.58%	7.41%
PIMCO High Yield Spectrum Fund Class C (adjusted)	-0.34%	7.41%
BofA Merrill Lynch Developed Markets High Yield Constrained (USD Hedged) Index	2.88%	8.61%
Lipper High Yield Funds Average	0.59%	6.91%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.60% for Institutional Class shares, 0.70% for Class P shares, 0.95% for Class D shares, 0.95% for Class A shares, and 1.70% for Class C shares.

Portfolio Insights

»

The PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by convertibles, warrants, forwards, or derivatives such as swap agreements, rated below investment grade by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the energy sector benefited returns as the sector underperformed the broader high yield bond market during the reporting period.

»	An overweight to the healthcare sector benefited returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the wirelines sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An underweight to the banking sector detracted from returns as the sector outperformed the broader high yield bond market during the reporting period.

»	An overweight to the gaming sector detracted from returns as the sector underperformed the broader high yield bond market during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	11

PIMCO Long-Term Credit Fund

Institutional Class - PTCIX	Class D - PTCDX
Class P - PLCPX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	46.0%
U.S. Treasury Obligations	30.3%
Bank Loan Obligations	6.9%
Municipal Bonds & Notes	6.1%
Short-Term Instruments‡	3.4%
Other	7.3%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Fund Institutional Class	15.04%	12.09%	14.23%
PIMCO Long-Term Credit Fund Class P	14.93%	11.99%	14.12%
PIMCO Long-Term Credit Fund Class D	14.59%	11.65%	13.78%
Barclays U.S. Long Credit Index	12.84%	9.92%	12.75%
Lipper General Bond Funds Average	4.76%	6.87%	8.57%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.56% for Institutional Class shares, 0.66% for Class P shares and 0.96% for Class D Shares.

Portfolio Insights

»

The PIMCO Long-Term Credit Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

Duration and yield curve positioning were net negative for performance. During the last twelve months, the Fund was underweight U.S. duration and tactically short European duration and U.K. duration, which detracted from performance as rates fell. Yield curve positioning designed to benefit from a steepening yield curve in the U.S. was negative as the curve flattened.

»	An overweight to the bank sector was positive for performance as the sector outperformed the broader credit market over the reporting period.

»	An overweight to the pipelines sector was positive for performance as the sector outperformed the broader credit market over the reporting period.

»	An underweight to the utilities sector was negative for performance as the sector outperformed the broader credit market over the reporting period.

»	An overweight to the airlines sector was positive for performance as the sector outperformed the broader credit market over the reporting period.

»	An overweight to the building materials sector was positive for performance as the sector outperformed the broader credit market over the reporting period.

»	Tactical exposure to equities, particularly of gaming companies in the second half of the reporting period, was negative for performance as gaming stocks sold off during this period.

12	PIMCO CREDIT BOND FUNDS

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
Class P - PSRPX	Class C - PSRWX
Class D - PSRDX	Class R - PSRRX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Bank Loan Obligations	87.3%
Short-Term Instruments‡	6.5%
Corporate Bonds & Notes	6.2%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	2.27%	3.98%
PIMCO Senior Floating Rate Fund Class P	2.17%	3.87%
PIMCO Senior Floating Rate Fund Class D	1.97%	3.67%
PIMCO Senior Floating Rate Fund Class A	1.97%	3.67%
PIMCO Senior Floating Rate Fund Class A (adjusted)	-0.37%	2.67%
PIMCO Senior Floating Rate Fund Class C	1.21%	2.91%
PIMCO Senior Floating Rate Fund Class C (adjusted)	0.22%	2.91%
PIMCO Senior Floating Rate Fund Class R	1.71%	3.41%
J.P. Morgan BB/B Leveraged Loan Index	3.13%	4.31%
Lipper Loan Participation Funds Average	1.53%	3.83%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.70% for Institutional Class shares, 0.80% for Class P shares, 1.00% for Class D shares, 1.00% for Class A shares, 1.75% for Class C shares, and 1.25% for Class R shares.

Portfolio Insights

»

The PIMCO Senior Floating Rate Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities.

»	An overweight to the healthcare sector benefited performance as the sector outperformed the broader loan market during the reporting period.

»	An overweight to the paper and packaging sector benefited performance as the sector outperformed the broader loan market during the reporting period.

»	An underweight to the retailers sector detracted from performance as the sector outperformed the broader loan market during the reporting period.

»	An underweight to the technology sector detracted from performance as the sector outperformed the broader loan market during the reporting period.

»	An overweight to the gaming and leisure sector for most of the reporting period detracted from performance as the sector underperformed the broader loan market during this period.

ANNUAL REPORT	MARCH 31, 2015	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Convertible Fund
Institutional Class	$1,000.00	$1,035.00	$3.30	$1,000.00	$1,021.69	$3.28	0.65%
Class P	1,000.00	1,034.40	3.80	1,000.00	1,021.19	3.78	0.75
Administrative Class	1,000.00	1,033.50	4.56	1,000.00	1,020.44	4.53	0.90
Class D	1,000.00	1,033.20	5.32	1,000.00	1,019.70	5.29	1.05
Class A	1,000.00	1,033.50	5.32	1,000.00	1,019.70	5.29	1.05
Class C	1,000.00	1,029.40	9.11	1,000.00	1,015.96	9.05	1.80
PIMCO Credit Absolute Return Fund
Institutional Class	$1,000.00	$1,003.50	$4.50	$1,000.00	$1,020.44	$4.53	0.90%
Class P	1,000.00	1,004.20	5.00	1,000.00	1,019.95	5.04	1.00
Class D	1,000.00	1,001.50	6.49	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	1,001.60	6.49	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	997.90	10.21	1,000.00	1,014.71	10.30	2.05
Class R	1,000.00	1,000.40	7.73	1,000.00	1,017.20	7.80	1.55

14	PIMCO CREDIT BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,018.30	$3.98	$1,000.00	$1,020.99	$3.98	0.79%
Class P	1,000.00	1,017.80	4.48	1,000.00	1,020.49	4.48	0.89
Administrative Class	1,000.00	1,017.00	5.23	1,000.00	1,019.75	5.24	1.04
Class D	1,000.00	1,016.30	5.98	1,000.00	1,019.00	5.99	1.19
Class A	1,000.00	1,016.30	5.98	1,000.00	1,019.00	5.99	1.19
Class C	1,000.00	1,012.50	9.73	1,000.00	1,015.26	9.75	1.94
PIMCO Floating Income Fund
Institutional Class	$1,000.00	$977.30	$3.11	$1,000.00	$1,021.79	$3.18	0.63%
Class P	1,000.00	976.80	3.60	1,000.00	1,021.29	3.68	0.73
Administrative Class	1,000.00	976.00	4.34	1,000.00	1,020.54	4.43	0.88
Class D	1,000.00	975.40	5.07	1,000.00	1,019.80	5.19	1.03
Class A	1,000.00	975.40	5.07	1,000.00	1,019.80	5.19	1.03
Class C	1,000.00	973.90	6.55	1,000.00	1,018.30	6.69	1.33
PIMCO High Yield Fund
Institutional Class	$1,000.00	$1,028.90	$2.88	$1,000.00	$1,022.09	$2.87	0.57%
Class P	1,000.00	1,028.40	3.39	1,000.00	1,021.59	3.38	0.67
Administrative Class	1,000.00	1,027.70	4.15	1,000.00	1,020.84	4.13	0.82
Class D	1,000.00	1,027.10	4.65	1,000.00	1,020.34	4.63	0.92
Class A	1,000.00	1,027.10	4.65	1,000.00	1,020.34	4.63	0.92
Class C	1,000.00	1,023.30	8.42	1,000.00	1,016.60	8.40	1.67
Class R	1,000.00	1,025.90	5.91	1,000.00	1,019.10	5.89	1.17
PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,019.00	$3.07	$1,000.00	$1,021.89	$3.07	0.61%
Class P	1,000.00	1,018.50	3.57	1,000.00	1,021.39	3.58	0.71
Class D	1,000.00	1,017.10	4.83	1,000.00	1,020.14	4.84	0.96
Class A	1,000.00	1,017.20	4.83	1,000.00	1,020.14	4.84	0.96
Class C	1,000.00	1,013.40	8.58	1,000.00	1,016.40	8.60	1.71
PIMCO Long-Term Credit Fund
Institutional Class	$1,000.00	$1,081.20	$3.11	$1,000.00	$1,021.94	$3.02	0.60%
Class P	1,000.00	1,080.60	3.63	1,000.00	1,021.44	3.53	0.70
Class D(a)	1,000.00	1,079.10	4.24	1,000.00	1,019.95	5.04	1.00
PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$1,018.60	$3.62	$1,000.00	$1,021.34	$3.63	0.72%
Class P	1,000.00	1,018.00	4.13	1,000.00	1,020.84	4.13	0.82
Class D	1,000.00	1,017.00	5.13	1,000.00	1,019.85	5.14	1.02
Class A	1,000.00	1,017.00	5.13	1,000.00	1,019.85	5.14	1.02
Class C	1,000.00	1,013.30	8.88	1,000.00	1,016.11	8.90	1.77
Class R	1,000.00	1,015.80	6.38	1,000.00	1,018.60	6.39	1.27

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

(a) The beginning value is reflective as of 10/31/14 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 149/365 for the Class D shares of the PIMCO Long-Term Credit Fund (to reflect the period since inception date of 10/31/14). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal year.

ANNUAL REPORT	MARCH 31, 2015	15

Benchmark Descriptions

Index	Description

1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global	The benchmark is an equally weighted blend of the following three indices: Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global. The Barclays Global Aggregate Credit Component provides a broad-based measure of the global investment-grade fixed income markets. The BofA Merrill Lynch Global High Yield BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays Global Credit Hedged USD Index	Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield). It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Long Credit Index	Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

16	PIMCO CREDIT BOND FUNDS

Index	Description

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Blend of the following three indices at constant .25 year duration: 1/3 each-Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield BB-B Rated Constrained USD Hdgd, JPMorgan EMBI Global	The benchmark is an equally weighted blend of the following three indices at constant 0.25 year duration: Barclays Global Aggregate Credit Component USD Hdgd, BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index USD Hdgd, JPMorgan EMBI Global. The Barclays Global Aggregate Credit Component provides a broad-based measure of the global investment-grade fixed income markets. The BofA Merrill Lynch Global High Yield, BB-B Rated Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating (based on a composite of Moody’s, S&P, and Fitch). The index includes bonds denominated in U.S. Dollars, Canadian dollars, sterling, euro (or euro legacy currency), but excludes all multi-currency denominated bonds. Bonds must be rated below investment grade but at least B3 based on a composite of Moody’s, S&P, and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments. This index only tracks the particular region or country. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch All Convertibles Index	BofA Merrill Lynch All Convertibles Index is an unmanaged index market comprised of convertible bonds and preferred securities. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch Developed Markets High Yield Constrained (USDHedged) Index	The BofA/Merrill Lynch Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries. It is not possible to invest directly in an unmanged index.

BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index	BofA Merrill Lynch Global High Yield Constrained (USD Hedged) Index contains all securities in The BofA Merrill Lynch Global High Yield Index but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index	BofA Merrill Lynch U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	17

Benchmark Descriptions (Cont.)

Index	Description

Credit Suisse Institutional Leveraged Loan Index	The Credit Suisse Institutional Leveraged Loan Index is a sub-index of the Credit Suisse Leveraged Loan Index and is designed to more closely reflect the investment criteria of institutional investors by sampling a lower volatility component of the market. The Index is formed by excluding the following facilities from the Credit Suisse Leveraged Loan Index: facility types TL and TLa, facilities priced 90 or lower at the beginning of the month and facilities rated CC, C or Default. The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the $US-denominated leveraged loan market. It is not possible to invest directly in an unmanaged index.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

18	PIMCO CREDIT BOND FUNDS

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2015	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Convertible Fund
Institutional Class
03/31/2015	$11.98	$0.30	$0.79	$1.09	$(1.15)	$0.00	$0.00	$(1.15)
03/31/2014	14.00	0.29	1.83	2.12	(2.27)	(1.87)	0.00	(4.14)
03/31/2013	14.05	0.29	0.52	0.81	(0.81)	(0.05)	0.00	(0.86)
03/31/2012	14.38	0.31	(0.17)	0.14	(0.38)	(0.09)	0.00	(0.47)
03/31/2011	13.25	0.27	1.75	2.02	(0.89)	0.00	0.00	(0.89)
Class P
03/31/2015	11.88	0.29	0.77	1.06	(1.15)	0.00	0.00	(1.15)
03/31/2014	13.93	0.25	1.85	2.10	(2.28)	(1.87)	0.00	(4.15)
03/31/2013	14.05	0.28	0.51	0.79	(0.86)	(0.05)	0.00	(0.91)
03/31/2012	14.37	0.33	(0.20)	0.13	(0.36)	(0.09)	0.00	(0.45)
11/19/2010 - 03/31/2011	13.75	0.05	0.93	0.98	(0.36)	0.00	0.00	(0.36)
Administrative Class
03/31/2015	12.49	0.27	0.84	1.11	(1.12)	0.00	0.00	(1.12)
03/31/2014	14.45	0.27	1.90	2.17	(2.26)	(1.87)	0.00	(4.13)
03/31/2013	14.50	0.27	0.54	0.81	(0.81)	(0.05)	0.00	(0.86)
03/31/2012	14.77	0.32	(0.21)	0.11	(0.29)	(0.09)	0.00	(0.38)
03/31/2011	13.57	0.29	1.75	2.04	(0.84)	0.00	0.00	(0.84)
Class D
03/31/2015	11.93	0.25	0.79	1.04	(1.12)	0.00	0.00	(1.12)
03/31/2014	13.97	0.23	1.84	2.07	(2.24)	(1.87)	0.00	(4.11)
03/31/2013	14.02	0.24	0.51	0.75	(0.75)	(0.05)	0.00	(0.80)
05/02/2011 - 03/31/2012	14.70	0.22	(0.44)	(0.22)	(0.37)	(0.09)	0.00	(0.46)
Class A
03/31/2015	11.86	0.25	0.78	1.03	(1.12)	0.00	0.00	(1.12)
03/31/2014	13.93	0.21	1.85	2.06	(2.26)	(1.87)	0.00	(4.13)
03/31/2013	14.02	0.24	0.51	0.75	(0.79)	(0.05)	0.00	(0.84)
05/31/2011 - 03/31/2012	14.65	0.22	(0.39)	(0.17)	(0.37)	(0.09)	0.00	(0.46)
Class C
03/31/2015	11.88	0.16	0.79	0.95	(1.06)	0.00	0.00	(1.06)
03/31/2014	13.99	0.11	1.85	1.96	(2.20)	(1.87)	0.00	(4.07)
03/31/2013	13.99	0.13	0.52	0.65	(0.60)	(0.05)	0.00	(0.65)
05/31/2011 - 03/31/2012	14.65	0.14	(0.41)	(0.27)	(0.30)	(0.09)	0.00	(0.39)

PIMCO Credit Absolute Return Fund
Institutional Class
03/31/2015	$10.62	$0.25	$(0.07)	$0.18	$(0.40)	$(0.38)	$0.00	$(0.78)
03/31/2014	10.70	0.18	(0.08)	0.10	(0.15)	(0.03)	0.00	(0.18)
03/31/2013	10.11	0.29	0.56	0.85	(0.24)	(0.02)	0.00	(0.26)
08/31/2011 - 03/31/2012	10.00	0.16	0.05	0.21	(0.10)	0.00	0.00	(0.10)
Class P
03/31/2015	10.61	0.26	(0.08)	0.18	(0.40)	(0.38)	0.00	(0.78)
03/31/2014	10.69	0.17	(0.08)	0.09	(0.14)	(0.03)	0.00	(0.17)
03/31/2013	10.11	0.28	0.55	0.83	(0.23)	(0.02)	0.00	(0.25)
08/31/2011 - 03/31/2012	10.00	0.16	0.06	0.22	(0.11)	0.00	0.00	(0.11)
Class D
03/31/2015	10.63	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)
03/31/2014	10.72	0.15	(0.10)	0.05	(0.11)	(0.03)	0.00	(0.14)
03/31/2013	10.11	0.25	0.56	0.81	(0.18)	(0.02)	0.00	(0.20)
08/31/2011 - 03/31/2012	10.00	0.14	0.06	0.20	(0.09)	0.00	0.00	(0.09)
Class A
03/31/2015	10.66	0.22	(0.08)	0.14	(0.36)	(0.38)	0.00	(0.74)
03/31/2014	10.75	0.15	(0.10)	0.05	(0.11)	(0.03)	0.00	(0.14)
03/31/2013	10.11	0.25	0.56	0.81	(0.15)	(0.02)	0.00	(0.17)
08/31/2011 - 03/31/2012	10.00	0.15	0.04	0.19	(0.08)	0.00	0.00	(0.08)

Please see footnotes on page 28.

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$11.92	9.26%	$59,627	0.65%		0.65%		0.65%		0.65%		2.46%		70%
11.98	17.29	74,376	0.71		0.71		0.65		0.65		2.06		103
14.00	6.17	479,718	0.73		0.73		0.65		0.65		2.16		71
14.05	1.21	1,677,341	0.68		0.68		0.65		0.65		2.29		147
14.38	15.98	1,559,229	0.66		0.66		0.65		0.65		1.96		43

11.79	9.05	17,257	0.75		0.75		0.75		0.75		2.43		70
11.88	17.23	7,230	0.81		0.81		0.75		0.75		1.87		103
13.93	6.02	1,885	0.83		0.83		0.75		0.75		2.05		71
14.05	1.10	1,172	0.78		0.78		0.75		0.75		2.38		147
14.37	7.20	3,686	0.76	*	0.76	*	0.75	*	0.75	*	0.88	*	43

12.48	9.01	6,263	0.90		0.90		0.90		0.90		2.13		70
12.49	17.06	5,914	0.96		0.96		0.90		0.90		2.02		103
14.45	5.92	813	0.98		0.98		0.90		0.90		1.96		71
14.50	0.90	1,286	0.93		0.93		0.90		0.90		2.18		147
14.77	15.71	25,975	0.91		0.91		0.90		0.90		2.11		43

11.85	8.84	31,494	1.05		1.05		1.05		1.05		2.08		70
11.93	16.91	13,097	1.11		1.11		1.05		1.05		1.73		103
13.97	5.68	4,700	1.13		1.13		1.05		1.05		1.76		71
14.02	(1.29)	3,781	1.08	*	1.08	*	1.05	*	1.05	*	1.80	*	147

11.77	8.81	58,373	1.05		1.05		1.05		1.05		2.07		70
11.86	16.90	46,023	1.11		1.11		1.05		1.05		1.61		103
13.93	5.71	5,475	1.13		1.13		1.05		1.05		1.73		71
14.02	(0.93)	3,093	1.08	*	1.08	*	1.05	*	1.05	*	1.99	*	147

11.77	8.05	40,378	1.80		1.80		1.80		1.80		1.32		70
11.88	16.01	30,623	1.86		1.86		1.80		1.80		0.88		103
13.99	4.92	1,323	1.88		1.88		1.80		1.80		0.97		71
13.99	(1.64)	721	1.83	*	1.83	*	1.80	*	1.80	*	1.30	*	147

$10.02	1.77%	$783,382	0.90%		0.90%		0.90%		0.90%		2.31%		148%
10.62	0.94	2,511,169	0.90		0.90		0.90		0.90		1.75		318
10.70	8.56	713,324	0.90		0.90		0.90		0.90		2.79		226
10.11	2.15	137,425	0.90	*	0.94	*	0.90	*	0.94	*	2.82	*	225

10.01	1.75	42,103	1.00		1.00		1.00		1.00		2.49		148
10.61	0.86	44,593	1.00		1.00		1.00		1.00		1.65		318
10.69	8.36	15,056	1.00		1.00		1.00		1.00		2.71		226
10.11	2.19	2,426	1.00	*	1.04	*	1.00	*	1.04	*	2.67	*	225

10.03	1.40	14,988	1.30		1.30		1.30		1.30		2.10		148
10.63	0.44	30,625	1.30		1.30		1.30		1.30		1.43		318
10.72	8.11	26,065	1.30		1.30		1.30		1.30		2.39		226
10.11	2.01	6,136	1.30	*	1.34	*	1.30	*	1.34	*	2.47	*	225

10.06	1.38	19,566	1.30		1.30		1.30		1.30		2.08		148
10.66	0.47	36,773	1.30		1.30		1.30		1.30		1.39		318
10.75	8.17	19,607	1.30		1.30		1.30		1.30		2.38		226
10.11	1.95	8,421	1.30	*	1.34	*	1.30	*	1.34	*	2.56	*	225

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2015	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Credit Absolute Return Fund (Cont.)
Class C
03/31/2015	$10.59	$0.15	$(0.09)	$0.06	$(0.29)	$(0.38)	$0.00	$(0.67)
03/31/2014	10.70	0.07	(0.09)	(0.02)	(0.06)	(0.03)	0.00	(0.09)
03/31/2013	10.08	0.17	0.56	0.73	(0.09)	(0.02)	0.00	(0.11)
08/31/2011 - 03/31/2012	10.00	0.10	0.05	0.15	(0.07)	0.00	0.00	(0.07)
Class R
03/31/2015	10.60	0.21	(0.09)	0.12	(0.34)	(0.38)	0.00	(0.72)
03/31/2014	10.69	0.12	(0.10)	0.02	(0.08)	(0.03)	0.00	(0.11)
03/31/2013	10.11	0.22	0.56	0.78	(0.18)	(0.02)	0.00	(0.20)
08/31/2011 - 03/31/2012	10.00	0.13	0.05	0.18	(0.07)	0.00	0.00	(0.07)

PIMCO Diversified Income Fund
Institutional Class
03/31/2015	$11.63	$0.49	$(0.07)	$0.42	$(0.63)	$(0.53)	$0.00	$(1.16)
03/31/2014	12.16	0.46	(0.36)	0.10	(0.55)	(0.08)	0.00	(0.63)
03/31/2013	11.64	0.48	0.74	1.22	(0.67)	(0.03)	0.00	(0.70)
03/31/2012	11.50	0.53	0.25	0.78	(0.60)	(0.04)	0.00	(0.64)
03/31/2011	10.98	0.60	0.58	1.18	(0.66)	0.00	0.00	(0.66)
Class P
03/31/2015	11.63	0.49	(0.08)	0.41	(0.62)	(0.53)	0.00	(1.15)
03/31/2014	12.16	0.45	(0.36)	0.09	(0.54)	(0.08)	0.00	(0.62)
03/31/2013	11.64	0.47	0.73	1.20	(0.65)	(0.03)	0.00	(0.68)
03/31/2012	11.50	0.52	0.24	0.76	(0.58)	(0.04)	0.00	(0.62)
03/31/2011	10.98	0.59	0.58	1.17	(0.65)	0.00	0.00	(0.65)
Administrative Class
03/31/2015	11.63	0.47	(0.07)	0.40	(0.61)	(0.53)	0.00	(1.14)
03/31/2014	12.16	0.43	(0.36)	0.07	(0.52)	(0.08)	0.00	(0.60)
03/31/2013	11.64	0.45	0.73	1.18	(0.63)	(0.03)	0.00	(0.66)
03/31/2012	11.50	0.51	0.24	0.75	(0.57)	(0.04)	0.00	(0.61)
03/31/2011	10.98	0.57	0.58	1.15	(0.63)	0.00	0.00	(0.63)
Class D
03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)
03/31/2014	12.16	0.41	(0.35)	0.06	(0.51)	(0.08)	0.00	(0.59)
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)
03/31/2012	11.50	0.49	0.24	0.73	(0.55)	(0.04)	0.00	(0.59)
03/31/2011	10.98	0.56	0.58	1.14	(0.62)	0.00	0.00	(0.62)
Class A
03/31/2015	11.63	0.45	(0.07)	0.38	(0.59)	(0.53)	0.00	(1.12)
03/31/2014	12.16	0.41	(0.35)	0.06	(0.51)	(0.08)	0.00	(0.59)
03/31/2013	11.64	0.43	0.74	1.17	(0.62)	(0.03)	0.00	(0.65)
03/31/2012	11.50	0.49	0.24	0.73	(0.55)	(0.04)	0.00	(0.59)
03/31/2011	10.98	0.56	0.58	1.14	(0.62)	0.00	0.00	(0.62)
Class C
03/31/2015	11.63	0.37	(0.08)	0.29	(0.50)	(0.53)	0.00	(1.03)
03/31/2014	12.16	0.33	(0.36)	(0.03)	(0.42)	(0.08)	0.00	(0.50)
03/31/2013	11.64	0.34	0.74	1.08	(0.53)	(0.03)	0.00	(0.56)
03/31/2012	11.50	0.40	0.24	0.64	(0.46)	(0.04)	0.00	(0.50)
03/31/2011	10.98	0.47	0.58	1.05	(0.53)	0.00	0.00	(0.53)

PIMCO Floating Income Fund
Institutional Class
03/31/2015	$8.85	$0.38	$(0.54)	$(0.16)	$(0.43)	$0.00	$0.00	$(0.43)
03/31/2014	8.94	0.32	(0.02)	0.30	(0.39)	0.00	0.00	(0.39)
03/31/2013	8.69	0.34	0.33	0.67	(0.42)	0.00	0.00	(0.42)
03/31/2012	9.15	0.36	(0.43)	(0.07)	(0.39)	0.00	0.00	(0.39)
03/31/2011	9.04	0.37	0.10	0.47	(0.36)	0.00	0.00	(0.36)

Please see footnotes on page 28.

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.98	0.62%	$10,531	2.05%	2.05%	2.05%	2.05%	1.45%	148%
10.59	(0.24)	12,250	2.05	2.05	2.05	2.05	0.63	318
10.70	7.31	5,180	2.05	2.05	2.05	2.05	1.65	226
10.08	1.47	1,716	2.05 *	2.09 *	2.05 *	2.09 *	1.69 *	225

10.00	1.20	673	1.55	1.55	1.55	1.55	1.96	148
10.60	0.22	685	1.55	1.55	1.55	1.55	1.17	318
10.69	7.80	593	1.55	1.55	1.55	1.55	2.12	226
10.11	1.83	22	1.55 *	1.59 *	1.55 *	1.59 *	2.22 *	225

$10.89	3.85%	$2,132,087	0.76%	0.76%	0.75%	0.75%	4.27%	59%
11.63	1.02	4,929,952	0.75	0.75	0.75	0.75	3.94	80
12.16	10.62	6,388,188	0.75	0.75	0.75	0.75	3.97	184
11.64	6.99	4,770,751	0.75	0.75	0.75	0.75	4.64	65
11.50	11.03	3,705,926	0.75	0.75	0.75	0.75	5.30	95

10.89	3.74	50,087	0.86	0.86	0.85	0.85	4.25	59
11.63	0.92	72,021	0.85	0.85	0.85	0.85	3.83	80
12.16	10.51	116,078	0.85	0.85	0.85	0.85	3.87	184
11.64	6.88	58,345	0.85	0.85	0.85	0.85	4.57	65
11.50	10.92	49,878	0.85	0.85	0.85	0.85	5.18	95

10.89	3.59	9,663	1.01	1.01	1.00	1.00	4.14	59
11.63	0.77	9,325	1.00	1.00	1.00	1.00	3.68	80
12.16	10.34	12,590	1.00	1.00	1.00	1.00	3.72	184
11.64	6.72	6,692	1.00	1.00	1.00	1.00	4.45	65
11.50	10.76	8,391	1.00	1.00	1.00	1.00	5.06	95

10.89	3.43	57,048	1.16	1.16	1.15	1.15	3.95	59
11.63	0.62	70,643	1.15	1.15	1.15	1.15	3.50	80
12.16	10.18	177,151	1.15	1.15	1.15	1.15	3.57	184
11.64	6.56	82,911	1.15	1.15	1.15	1.15	4.24	65
11.50	10.59	65,567	1.15	1.15	1.15	1.15	4.89	95

10.89	3.44	161,337	1.16	1.16	1.15	1.15	3.95	59
11.63	0.62	197,915	1.15	1.15	1.15	1.15	3.53	80
12.16	10.18	340,140	1.15	1.15	1.15	1.15	3.57	184
11.64	6.56	250,697	1.15	1.15	1.15	1.15	4.25	65
11.50	10.59	213,724	1.15	1.15	1.15	1.15	4.90	95

10.89	2.67	121,179	1.91	1.91	1.90	1.90	3.21	59
11.63	(0.13)	148,202	1.90	1.90	1.90	1.90	2.79	80
12.16	9.36	205,753	1.90	1.90	1.90	1.90	2.82	184
11.64	5.77	167,387	1.90	1.90	1.90	1.90	3.49	65
11.50	9.77	141,121	1.90	1.90	1.90	1.90	4.15	95

$8.26	(1.93)%	$290,420	0.57%	0.57%	0.55%	0.55%	4.30%	65%
8.85	3.46	1,652,654	0.55	0.55	0.55	0.55	3.64	59
8.94	7.84	3,851,640	0.55	0.55	0.55	0.55	3.81	106
8.69	(0.70)	3,430,030	0.55	0.55	0.55	0.55	4.13	43
9.15	5.32	2,454,395	0.55	0.55	0.55	0.55	4.05	40

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2015	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Floating Income Fund (Cont.)
Class P
03/31/2015	$8.85	$0.38	$(0.55)	$(0.17)	$(0.42)	$0.00	$0.00	$(0.42)
03/31/2014	8.94	0.33	(0.04)	0.29	(0.38)	0.00	0.00	(0.38)
03/31/2013	8.69	0.33	0.33	0.66	(0.41)	0.00	0.00	(0.41)
03/31/2012	9.15	0.35	(0.43)	(0.08)	(0.38)	0.00	0.00	(0.38)
03/31/2011	9.04	0.37	0.09	0.46	(0.35)	0.00	0.00	(0.35)
Administrative Class
03/31/2015	8.85	0.36	(0.55)	(0.19)	(0.40)	0.00	0.00	(0.40)
03/31/2014	8.94	0.33	(0.05)	0.28	(0.37)	0.00	0.00	(0.37)
03/31/2013	8.69	0.31	0.33	0.64	(0.39)	0.00	0.00	(0.39)
03/31/2012	9.15	0.33	(0.43)	(0.10)	(0.36)	0.00	0.00	(0.36)
03/31/2011	9.04	0.35	0.10	0.45	(0.34)	0.00	0.00	(0.34)
Class D
03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2014	8.94	0.30	(0.04)	0.26	(0.35)	0.00	0.00	(0.35)
03/31/2013	8.69	0.30	0.33	0.63	(0.38)	0.00	0.00	(0.38)
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00	0.00	(0.35)
03/31/2011	9.04	0.34	0.09	0.43	(0.32)	0.00	0.00	(0.32)
Class A
03/31/2015	8.85	0.35	(0.55)	(0.20)	(0.39)	0.00	0.00	(0.39)
03/31/2014	8.94	0.30	(0.04)	0.26	(0.35)	0.00	0.00	(0.35)
03/31/2013	8.69	0.30	0.33	0.63	(0.38)	0.00	0.00	(0.38)
03/31/2012	9.15	0.32	(0.43)	(0.11)	(0.35)	0.00	0.00	(0.35)
03/31/2011	9.04	0.34	0.09	0.43	(0.32)	0.00	0.00	(0.32)
Class C
03/31/2015	8.85	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
03/31/2014	8.94	0.28	(0.04)	0.24	(0.33)	0.00	0.00	(0.33)
03/31/2013	8.69	0.27	0.33	0.60	(0.35)	0.00	0.00	(0.35)
03/31/2012	9.15	0.30	(0.43)	(0.13)	(0.33)	0.00	0.00	(0.33)
03/31/2011	9.04	0.31	0.09	0.40	(0.29)	0.00	0.00	(0.29)

PIMCO High Yield Fund
Institutional Class
03/31/2015	$9.73	$0.52	$(0.24)	$0.28	$(0.58)	$(0.19)	$0.00	$(0.77)
03/31/2014	9.71	0.55	0.04	0.59	(0.57)	(0.00)^	0.00	(0.57)
03/31/2013	9.29	0.55	0.48	1.03	(0.61)	0.00	0.00	(0.61)
03/31/2012	9.45	0.62	(0.11)	0.51	(0.66)	(0.01)	0.00	(0.67)
03/31/2011	9.06	0.67	0.41	1.08	(0.69)	0.00	0.00	(0.69)
Class P
03/31/2015	9.73	0.51	(0.24)	0.27	(0.57)	(0.19)	0.00	(0.76)
03/31/2014	9.71	0.54	0.04	0.58	(0.56)	(0.00)^	0.00	(0.56)
03/31/2013	9.29	0.54	0.48	1.02	(0.60)	0.00	0.00	(0.60)
03/31/2012	9.45	0.62	(0.12)	0.50	(0.65)	(0.01)	0.00	(0.66)
03/31/2011	9.06	0.66	0.41	1.07	(0.68)	0.00	0.00	(0.68)
Administrative Class
03/31/2015	9.73	0.50	(0.24)	0.26	(0.56)	(0.19)	0.00	(0.75)
03/31/2014	9.71	0.52	0.04	0.56	(0.54)	(0.00)^	0.00	(0.54)
03/31/2013	9.29	0.53	0.48	1.01	(0.59)	0.00	0.00	(0.59)
03/31/2012	9.45	0.60	(0.11)	0.49	(0.64)	(0.01)	0.00	(0.65)
03/31/2011	9.06	0.65	0.41	1.06	(0.67)	0.00	0.00	(0.67)
Class D
03/31/2015	9.73	0.49	(0.24)	0.25	(0.55)	(0.19)	0.00	(0.74)
03/31/2014	9.71	0.51	0.04	0.55	(0.53)	(0.00)^	0.00	(0.53)
03/31/2013	9.29	0.52	0.48	1.00	(0.58)	0.00	0.00	(0.58)
03/31/2012	9.45	0.59	(0.11)	0.48	(0.63)	(0.01)	0.00	(0.64)
03/31/2011	9.06	0.64	0.41	1.05	(0.66)	0.00	0.00	(0.66)

Please see footnotes on page 28.

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return		Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$8.26	(2.02	) %	$149,593	0.67%	0.67%	0.65%	0.65%	4.38%	65%
8.85	3.36		184,814	0.65	0.65	0.65	0.65	3.75	59
8.94	7.73		33,927	0.65	0.65	0.65	0.65	3.71	106
8.69	(0.80)		22,708	0.65	0.65	0.65	0.65	4.03	43
9.15	5.22		74,764	0.65	0.65	0.65	0.65	4.07	40

8.26	(2.18)		370	0.82	0.82	0.80	0.80	4.09	65
8.85	3.20		1,990	0.80	0.80	0.80	0.80	3.79	59
8.94	7.58		273	0.80	0.80	0.80	0.80	3.56	106
8.69	(0.96)		292	0.80	0.80	0.80	0.80	3.89	43
9.15	5.06		264	0.80	0.80	0.80	0.80	3.83	40

8.26	(2.32)		21,555	0.97	0.97	0.95	0.95	4.04	65
8.85	3.04		35,120	0.95	0.95	0.95	0.95	3.37	59
8.94	7.41		41,668	0.95	0.95	0.95	0.95	3.40	106
8.69	(1.09)		70,612	0.95	0.95	0.95	0.95	3.73	43
9.15	4.90		74,448	0.95	0.95	0.95	0.95	3.79	40

8.26	(2.32)		168,542	0.97	0.97	0.95	0.95	4.08	65
8.85	3.05		250,617	0.95	0.95	0.95	0.95	3.40	59
8.94	7.41		187,820	0.95	0.95	0.95	0.95	3.41	106
8.69	(1.09)		144,688	0.95	0.95	0.95	0.95	3.73	43
9.15	4.89		234,820	0.95	0.95	0.95	0.95	3.76	40

8.26	(2.61)		119,253	1.27	1.27	1.25	1.25	3.77	65
8.85	2.74		181,269	1.25	1.25	1.25	1.25	3.14	59
8.94	7.09		93,431	1.25	1.25	1.25	1.25	3.11	106
8.69	(1.39)		86,171	1.25	1.25	1.25	1.25	3.43	43
9.15	4.59		146,432	1.25	1.25	1.25	1.25	3.46	40

$9.24	3.06%		$7,991,337	0.56%	0.56%	0.55%	0.55%	5.49%	39%
9.73	6.26		11,028,861	0.55	0.55	0.55	0.55	5.70	25
9.71	11.42		15,411,414	0.55	0.55	0.55	0.55	5.81	39
9.29	5.74		12,498,053	0.55	0.55	0.55	0.55	6.79	50
9.45	12.42		8,090,580	0.55	0.55	0.55	0.55	7.28	36

9.24	2.96		460,918	0.66	0.66	0.65	0.65	5.39	39
9.73	6.16		522,159	0.65	0.65	0.65	0.65	5.60	25
9.71	11.31		556,013	0.65	0.65	0.65	0.65	5.72	39
9.29	5.63		507,252	0.65	0.65	0.65	0.65	6.72	50
9.45	12.31		463,418	0.65	0.65	0.65	0.65	7.18	36

9.24	2.81		416,586	0.81	0.81	0.80	0.80	5.24	39
9.73	6.00		673,654	0.80	0.80	0.80	0.80	5.45	25
9.71	11.14		842,722	0.80	0.80	0.80	0.80	5.57	39
9.29	5.47		1,003,832	0.80	0.80	0.80	0.80	6.58	50
9.45	12.14		1,058,247	0.80	0.80	0.80	0.80	7.05	36

9.24	2.70		492,431	0.91	0.91	0.90	0.90	5.13	39
9.73	5.89		640,189	0.90	0.90	0.90	0.90	5.35	25
9.71	11.03		793,609	0.90	0.90	0.90	0.90	5.47	39
9.29	5.37		842,522	0.90	0.90	0.90	0.90	6.46	50
9.45	12.03		782,637	0.90	0.90	0.90	0.90	6.95	36

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2015	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO High Yield Fund (Cont.)
Class A
03/31/2015	$9.73	$0.49	$(0.24)	$0.25	$(0.55)	$(0.19)	$0.00	$(0.74)
03/31/2014	9.71	0.51	0.04	0.55	(0.53)	(0.00)^	0.00	(0.53)
03/31/2013	9.29	0.52	0.48	1.00	(0.58)	0.00	0.00	(0.58)
03/31/2012	9.45	0.59	(0.11)	0.48	(0.63)	(0.01)	0.00	(0.64)
03/31/2011	9.06	0.64	0.41	1.05	(0.66)	0.00	0.00	(0.66)
Class C
03/31/2015	9.73	0.42	(0.24)	0.18	(0.48)	(0.19)	0.00	(0.67)
03/31/2014	9.71	0.44	0.04	0.48	(0.46)	(0.00)^	0.00	(0.46)
03/31/2013	9.29	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)
03/31/2012	9.45	0.53	(0.12)	0.41	(0.56)	(0.01)	0.00	(0.57)
03/31/2011	9.06	0.57	0.41	0.98	(0.59)	0.00	0.00	(0.59)
Class R
03/31/2015	9.73	0.47	(0.24)	0.23	(0.53)	(0.19)	0.00	(0.72)
03/31/2014	9.71	0.49	0.04	0.53	(0.51)	(0.00)^	0.00	(0.51)
03/31/2013	9.29	0.50	0.47	0.97	(0.55)	0.00	0.00	(0.55)
03/31/2012	9.45	0.57	(0.12)	0.45	(0.60)	(0.01)	0.00	(0.61)
03/31/2011	9.06	0.62	0.41	1.03	(0.64)	0.00	0.00	(0.64)

PIMCO High Yield Spectrum Fund
Institutional Class
03/31/2015	$11.09	$0.66	$(0.50)	$0.16	$(0.66)	$(0.44)	$0.00	$(1.10)
03/31/2014	11.06	0.69	0.18	0.87	(0.69)	(0.15)	0.00	(0.84)
03/31/2013	10.37	0.66	0.77	1.43	(0.74)	(0.00)^	0.00	(0.74)
03/31/2012	10.55	0.69	(0.13)	0.56	(0.71)	(0.03)	0.00	(0.74)
09/15/2010 - 03/31/2011	10.00	0.33	0.58	0.91	(0.35)	(0.01)	0.00	(0.36)
Class P
03/31/2015	11.09	0.65	(0.50)	0.15	(0.65)	(0.44)	0.00	(1.09)
03/31/2014	11.06	0.67	0.19	0.86	(0.68)	(0.15)	0.00	(0.83)
03/31/2013	10.37	0.65	0.77	1.42	(0.73)	(0.00)^	0.00	(0.73)
03/31/2012	10.55	0.67	(0.12)	0.55	(0.70)	(0.03)	0.00	(0.73)
09/15/2010 - 03/31/2011	10.00	0.33	0.58	0.91	(0.35)	(0.01)	0.00	(0.36)
Class D
03/31/2015	11.09	0.62	(0.49)	0.13	(0.63)	(0.44)	0.00	(1.07)
03/31/2014	11.06	0.64	0.19	0.83	(0.65)	(0.15)	0.00	(0.80)
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
03/31/2012	10.55	0.64	(0.11)	0.53	(0.68)	(0.03)	0.00	(0.71)
09/15/2010 - 03/31/2011	10.00	0.32	0.57	0.89	(0.33)	(0.01)	0.00	(0.34)
Class A
03/31/2015	11.09	0.63	(0.50)	0.13	(0.63)	(0.44)	0.00	(1.07)
03/31/2014	11.06	0.65	0.18	0.83	(0.65)	(0.15)	0.00	(0.80)
03/31/2013	10.37	0.62	0.77	1.39	(0.70)	(0.00)^	0.00	(0.70)
03/31/2012	10.55	0.64	(0.11)	0.53	(0.68)	(0.03)	0.00	(0.71)
09/15/2010 - 03/31/2011	10.00	0.32	0.57	0.89	(0.33)	(0.01)	0.00	(0.34)
Class C
03/31/2015	11.09	0.55	(0.50)	0.05	(0.55)	(0.44)	0.00	(0.99)
03/31/2014	11.06	0.57	0.18	0.75	(0.57)	(0.15)	0.00	(0.72)
03/31/2013	10.37	0.53	0.78	1.31	(0.62)	(0.00)^	0.00	(0.62)
03/31/2012	10.55	0.57	(0.12)	0.45	(0.60)	(0.03)	0.00	(0.63)
09/15/2010 - 03/31/2011	10.00	0.27	0.58	0.85	(0.29)	(0.01)	0.00	(0.30)

PIMCO Long-Term Credit Fund
Institutional Class
03/31/2015	$12.24	$0.63	$1.17	$1.80	$(0.77)	$0.00	$0.00	$(0.77)
03/31/2014	13.01	0.56	(0.42)	0.14	(0.60)	(0.29)	(0.02)	(0.91)
03/31/2013	12.19	0.63	1.28	1.91	(0.79)	(0.30)	0.00	(1.09)
03/31/2012	11.59	0.64	1.23	1.87	(0.69)	(0.58)	0.00	(1.27)
03/31/2011	11.71	0.69	0.68	1.37	(0.72)	(0.77)	0.00	(1.49)

Please see footnotes on page 28.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.24	2.70%	$767,460	0.91%		0.91%		0.90%		0.90%		5.14%		39%
9.73	5.89	1,081,320	0.90		0.90		0.90		0.90		5.35		25
9.71	11.03	1,234,917	0.90		0.90		0.90		0.90		5.47		39
9.29	5.37	1,299,092	0.90		0.90		0.90		0.90		6.48		50
9.45	12.03	1,275,670	0.90		0.90		0.90		0.90		6.95		36

9.24	1.94	455,179	1.66		1.66		1.65		1.65		4.39		39
9.73	5.11	558,664	1.65		1.65		1.65		1.65		4.61		25
9.71	10.21	611,694	1.65		1.65		1.65		1.65		4.72		39
9.29	4.58	601,903	1.65		1.65		1.65		1.65		5.73		50
9.45	11.20	600,135	1.65		1.65		1.65		1.65		6.20		36

9.24	2.45	41,953	1.16		1.16		1.15		1.15		4.88		39
9.73	5.63	56,386	1.15		1.15		1.15		1.15		5.10		25
9.71	10.76	62,550	1.15		1.15		1.15		1.15		5.22		39
9.29	5.11	51,203	1.15		1.15		1.15		1.15		6.23		50
9.45	11.75	50,139	1.15		1.15		1.15		1.15		6.69		36

$10.15	1.69%	$1,890,637	0.61%		0.61%		0.60%		0.60%		6.19%		34%
11.09	8.25	3,085,230	0.60		0.60		0.60		0.60		6.23		47
11.06	14.29	2,898,520	0.58		0.60		0.58		0.60		6.10		30
10.37	5.78	922,443	0.55		0.60		0.55		0.60		6.77		44
10.55	9.25	472,281	0.55	*	0.64	*	0.55	*	0.64	*	5.92	*	14

10.15	1.59	64,836	0.71		0.71		0.70		0.70		6.09		34
11.09	8.14	59,699	0.70		0.70		0.70		0.70		6.14		47
11.06	14.18	48,123	0.68		0.70		0.68		0.70		5.99		30
10.37	5.68	4,918	0.65		0.70		0.65		0.70		6.54		44
10.55	9.20	4,859	0.65	*	0.74	*	0.65	*	0.74	*	5.90	*	14

10.15	1.32	62,401	0.96		0.96		0.95		0.95		5.81		34
11.09	7.87	53,329	0.95		0.95		0.95		0.95		5.84		47
11.06	13.90	74,278	0.93		0.95		0.93		0.95		5.75		30
10.37	5.41	13,653	0.90		0.95		0.90		0.95		6.30		44
10.55	9.04	8,830	0.90	*	0.98	*	0.90	*	0.98	*	5.61	*	14

10.15	1.33	17,739	0.96		0.96		0.95		0.95		5.84		34
11.09	7.87	34,733	0.95		0.95		0.95		0.95		5.87		47
11.06	13.90	35,623	0.93		0.95		0.93		0.95		5.74		30
10.37	5.42	5,488	0.90		0.95		0.90		0.95		6.33		44
10.55	9.03	920	0.90	*	1.01	*	0.90	*	1.01	*	5.59	*	14

10.15	0.58	9,605	1.71		1.71		1.70		1.70		5.10		34
11.09	7.08	11,948	1.70		1.70		1.70		1.70		5.16		47
11.06	13.05	3,389	1.68		1.70		1.68		1.70		5.00		30
10.37	4.63	2,976	1.65		1.70		1.65		1.70		5.64		44
10.55	8.59	2,740	1.65	*	1.72	*	1.65	*	1.72	*	4.82	*	14

$13.27	15.04%	$3,644,226	0.58%		0.58%		0.55%		0.55%		4.88%		71%
12.24	1.36	5,727,646	0.56		0.56		0.55		0.55		4.61		94
13.01	15.85	4,223,770	0.59		0.59		0.55		0.55		4.82		71
12.19	16.65	2,285,476	0.55		0.55		0.55		0.55		5.22		259
11.59	12.30	1,673,967	0.56		0.56		0.55		0.55		5.79		341

Please see footnotes on page 28.

ANNUAL REPORT	MARCH 31, 2015	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Long-Term Credit Fund (Cont.)
Class P
03/31/2015	$12.24	$0.62	$1.17	$1.79	$(0.76)	$0.00	$0.00	$(0.76)
03/31/2014	13.01	0.55	(0.42)	0.13	(0.59)	(0.29)	(0.02)	(0.90)
03/31/2013	12.19	0.62	1.27	1.89	(0.77)	(0.30)	0.00	(1.07)
02/29/2012 - 03/31/2012	12.45	0.05	(0.25)	(0.20)	(0.06)	0.00	0.00	(0.06)
Class D
10/31/2014 - 03/31/2015	12.92	0.28	0.42	0.70	(0.35)	0.00	0.00	(0.35)

PIMCO Senior Floating Rate Fund
Institutional Class
03/31/2015	$10.24	$0.37	$(0.14)	$0.23	$(0.38)	$(0.02)	$0.00	$(0.40)
03/31/2014	10.35	0.35	(0.02)	0.33	(0.36)	(0.08)	0.00	(0.44)
03/31/2013	10.03	0.36	0.33	0.69	(0.36)	(0.01)	0.00	(0.37)
04/29/2011 - 03/31/2012	10.00	0.29	0.01	0.30	(0.27)	0.00	0.00	(0.27)
Class P
03/31/2015	10.24	0.35	(0.13)	0.22	(0.37)	(0.02)	0.00	(0.39)
03/31/2014	10.35	0.34	(0.02)	0.32	(0.35)	(0.08)	0.00	(0.43)
03/31/2013	10.03	0.34	0.34	0.68	(0.35)	(0.01)	0.00	(0.36)
04/29/2011 - 03/31/2012	10.00	0.29	0.00 ^	0.29	(0.26)	0.00	0.00	(0.26)
Class D
03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)
03/31/2014	10.35	0.32	(0.02)	0.30	(0.33)	(0.08)	0.00	(0.41)
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)
04/29/2011 - 03/31/2012	10.00	0.27	0.01	0.28	(0.25)	0.00	0.00	(0.25)
Class A
03/31/2015	10.24	0.33	(0.13)	0.20	(0.35)	(0.02)	0.00	(0.37)
03/31/2014	10.35	0.32	(0.02)	0.30	(0.33)	(0.08)	0.00	(0.41)
03/31/2013	10.03	0.33	0.33	0.66	(0.33)	(0.01)	0.00	(0.34)
04/29/2011 - 03/31/2012	10.00	0.28	0.00 ^	0.28	(0.25)	0.00	0.00	(0.25)
Class C
03/31/2015	10.24	0.26	(0.14)	0.12	(0.27)	(0.02)	0.00	(0.29)
03/31/2014	10.35	0.25	(0.03)	0.22	(0.25)	(0.08)	0.00	(0.33)
03/31/2013	10.03	0.25	0.33	0.58	(0.25)	(0.01)	0.00	(0.26)
04/29/2011 - 03/31/2012	10.00	0.21	0.00 ^	0.21	(0.18)	0.00	0.00	(0.18)
Class R
03/31/2015	10.24	0.31	(0.14)	0.17	(0.32)	(0.02)	0.00	(0.34)
03/31/2014	10.35	0.30	(0.03)	0.27	(0.30)	(0.08)	0.00	(0.38)
03/31/2013	10.03	0.31	0.32	0.63	(0.30)	(0.01)	0.00	(0.31)
04/29/2011 - 03/31/2012	10.00	0.22	0.03	0.25	(0.22)	0.00	0.00	(0.22)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.10% to an annual rate of 0.40%.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$13.27	14.93%	$150,740	0.68%		0.68%		0.65%		0.65%		4.80%		71%
12.24	1.27	139,921	0.66		0.66		0.65		0.65		4.56		94
13.01	15.75	3,158	0.69		0.69		0.65		0.65		4.70		71
12.19	1.64	10	0.65	*	0.65	*	0.65	*	0.65	*	4.88	*	259

13.27	5.45	998	0.98	*	0.98	*	0.95	*	0.95	*	4.68	*	71

$10.07	2.27%	$2,340,115	0.71%		0.71%		0.70%		0.70%		3.62%		33%
10.24	3.27	2,201,007	0.75	(b)	0.75	(b)	0.75	(b)	0.75	(b)	3.41		132
10.35	7.00	2,268,461	0.80		0.80		0.80		0.80		3.54		125
10.03	3.12	389,379	0.80	*	0.83	*	0.80	*	0.83	*	3.17	*	160

10.07	2.17	22,696	0.81		0.81		0.80		0.80		3.47		33
10.24	3.17	39,664	0.85	(b)	0.85	(b)	0.85	(b)	0.85	(b)	3.34		132
10.35	6.89	6,409	0.90		0.90		0.90		0.90		3.36		125
10.03	3.04	4,668	0.90	*	0.93	*	0.90	*	0.93	*	3.23	*	160

10.07	1.97	18,870	1.01		1.01		1.00		1.00		3.27		33
10.24	2.96	37,385	1.05	(b)	1.05	(b)	1.05	(b)	1.05	(b)	3.12		132
10.35	6.68	10,143	1.10		1.10		1.10		1.10		3.24		125
10.03	2.86	1,171	1.10	*	1.13	*	1.10	*	1.13	*	2.93	*	160

10.07	1.97	95,000	1.01		1.01		1.00		1.00		3.28		33
10.24	2.96	163,245	1.05	(b)	1.05	(b)	1.05	(b)	1.05	(b)	3.14		132
10.35	6.67	31,245	1.10		1.10		1.10		1.10		3.22		125
10.03	2.86	6,261	1.10	*	1.13	*	1.10	*	1.13	*	3.11	*	160

10.07	1.21	76,405	1.76		1.76		1.75		1.75		2.53		33
10.24	2.20	119,719	1.80	(b)	1.80	(b)	1.80	(b)	1.80	(b)	2.40		132
10.35	5.88	9,550	1.85		1.85		1.85		1.85		2.47		125
10.03	2.20	2,798	1.85	*	1.88	*	1.85	*	1.88	*	2.31	*	160

10.07	1.71	4,499	1.26		1.26		1.25		1.25		3.05		33
10.24	2.70	5,726	1.30	(b)	1.30	(b)	1.30	(b)	1.30	(b)	2.91		132
10.35	6.42	1,130	1.35		1.35		1.35		1.35		3.03		125
10.03	2.61	11	1.35	*	1.38	*	1.35	*	1.38	*	2.47	*	160

ANNUAL REPORT	MARCH 31, 2015	29

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Assets:
Investments, at value
Investments in securities*	$133,338	$642,170	$2,568,755
Investments in Affiliates	54,579	200,160	50,096
Financial Derivative Instruments
Exchange-traded or centrally cleared	290	2,607	7,357
Over the counter	485	19,474	60,122
Cash	0	62	16,694
Deposits with counterparty	3,431	2,770	6,372
Foreign currency, at value	591	3,064	2,382
Receivable for investments sold	23,449	30,245	104,071
Receivable for investments sold on a delayed-delivery basis	0	0	0
Receivable for Fund shares sold	580	91	13,087
Interest and dividends receivable	663	5,115	35,636
Dividends receivable from Affiliates	8	47	36
Other assets	0	0	7
	217,414	905,805	2,864,615

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$135,288
Payable for sale-buyback transactions	0	0	89,040
Payable for line of credit	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	784	1,522	4,540
Over the counter	82	12,572	24,994
Payable for investments purchased	0	6,919	32,372
Payable for investments in Affiliates purchased	8	47	36
Deposits from counterparty	730	12,437	39,572
Payable for Fund shares redeemed	2,100	381	5,230
Dividends payable	0	0	350
Overdraft due to custodian	120	0	0
Accrued investment advisory fees	75	433	955
Accrued supervisory and administrative fees	66	226	683
Accrued distribution fees	35	10	89
Accrued servicing fees	22	7	58
Other liabilities	0	8	7
	4,022	34,562	333,214

Net Assets	$213,392	$871,243	$2,531,401

Net Assets Consist of:
Paid in capital	$189,152	$891,530	$2,562,885
Undistributed (overdistributed) net investment income	4,800	4,787	38
Accumulated undistributed net realized gain (loss)	8,291	(14,254)	6,641
Net unrealized appreciation (depreciation)	11,149	(10,820)	(38,163)
	$213,392	$871,243	$2,531,401

Cost of Investments in securities	$118,414	$650,295	$2,653,769
Cost of Investments in Affiliates	$54,575	$200,138	$50,093
Cost of Foreign Currency Held	$596	$3,086	$2,412
Cost or Premiums of Financial Derivative Instruments, net	$451	$534	$(12,461)

* Includes repurchase agreements of:	$9,503	$0	$4,472

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$722,112	$10,010,668	$1,947,659	$4,716,858	$2,400,025
50,970	525,304	79,457	141,811	164,015

1,327	452	28	7,609	58
25,173	9,421	18,159	71,992	318
0	1	86	0	7,020
5,830	9,399	1,808	14,084	2,104
1,034	2,077	1,228	6,724	139
6,922	28,486	2,429	399,705	57,099
0	0	0	140,672	0
813	34,164	1,761	671	77
9,978	167,673	38,433	47,373	8,899
16	174	35	47	61
0	0	0	78	0
824,175	10,787,819	2,091,083	5,547,624	2,639,815

$36,038	$0	$0	$815,899	$0
0	0	0	534,191	0
0	44	18	0	24

1,467	0	0	5,709	0
13,781	416	4,837	71,350	113
4,098	99,544	24,240	192,431	69,656
16	174	35	47	61
16,190	6,870	9,941	62,772	0
1,680	40,770	5,681	65,787	10,705
668	8,226	47	1,584	58
13	0	0	0	0
186	2,258	513	1,009	864
206	2,895	526	854	658
35	485	18	0	52
60	264	7	0	37
4	9	2	27	2
74,442	161,955	45,865	1,751,660	82,230

$749,733	$10,625,864	$2,045,218	$3,795,964	$2,557,585

$1,270,508	$10,315,396	$2,086,025	$3,351,186	$2,573,037
8,053	(20,096)	7,694	25,719	(120)
(485,884)	200,229	6,480	172,717	(3,850)
(42,944)	130,335	(54,981)	246,342	(11,482)
$749,733	$10,625,864	$2,045,218	$3,795,964	$2,557,585

$775,732	$9,898,245	$2,015,729	$4,474,056	$2,412,281
$50,962	$525,228	$79,449	$141,804	$163,987
$1,047	$2,285	$1,226	$6,793	$162
$(4,203)	$0	$0	$(19,699)	$0

$1,607	$4,651	$0	$3,892	$2,600

ANNUAL REPORT	MARCH 31, 2015	31

Statements of Assets and Liabilities (Cont.)

	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Net Assets:
Institutional Class	$59,627	$783,382	$2,132,087
Class P	17,257	42,103	50,087
Administrative Class	6,263	NA	9,663
Class D	31,494	14,988	57,048
Class A	58,373	19,566	161,337
Class C	40,378	10,531	121,179
Class R	NA	673	NA

Shares Issued and Outstanding:
Institutional Class	5,002	78,147	195,763
Class P	1,463	4,208	4,599
Administrative Class	502	NA	887
Class D	2,658	1,493	5,238
Class A	4,961	1,945	14,813
Class C	3,432	1,055	11,126
Class R	NA	67	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$11.92	$10.02	$10.89
Class P	11.79	10.01	10.89
Administrative Class	12.48	NA	10.89
Class D	11.85	10.03	10.89
Class A	11.77	10.06	10.89
Class C	11.77	9.98	10.89
Class R	NA	10.00	NA

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$290,420	$7,991,337	$1,890,637	$3,644,226	$2,340,115
149,593	460,918	64,836	150,740	22,696
370	416,586	NA	NA	NA
21,555	492,431	62,401	998	18,870
168,542	767,460	17,739	NA	95,000
119,253	455,179	9,605	NA	76,405
NA	41,953	NA	NA	4,499

35,178	864,410	186,287	274,672	232,284
18,120	49,857	6,388	11,361	2,253
45	45,061	NA	NA	NA
2,611	53,265	6,149	75	1,873
20,415	83,014	1,748	NA	9,430
14,445	49,236	946	NA	7,584
NA	4,538	NA	NA	447

$8.26	$9.24	$10.15	$13.27	$10.07
8.26	9.24	10.15	13.27	10.07
8.26	9.24	NA	NA	NA
8.26	9.24	10.15	13.27	10.07
8.26	9.24	10.15	NA	10.07
8.26	9.24	10.15	NA	10.07
NA	9.24	NA	NA	10.07

ANNUAL REPORT	MARCH 31, 2015	33

Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO Convertible Fund	PIMCO Credit Absolute Return Fund	PIMCO Diversified Income Fund

Investment Income:
Interest, net of foreign taxes*	$3,503	$53,172	$185,603
Dividends, net of foreign taxes**	3,034	1,107	4,003
Dividends from Investments in Affiliates	268	3,999	2,557
Total Income	6,805	58,278	192,163

Expenses:
Investment advisory fees	871	10,859	17,188
Supervisory and administrative fees	754	5,571	12,103
Distribution and/or servicing fees - Administrative Class	10	0	25
Distribution and/or servicing fees - Class D	70	58	162
Distribution fees - Class B	0	0	13 ^
Distribution fees - Class C	330	86	1,024
Distribution fees - Class R	0	2	0
Servicing fees - Class A	140	69	448
Servicing fees - Class B	0	0	5 ^
Servicing fees - Class C	110	29	342
Servicing fees - Class R	0	2	0
Trustee fees	1	5	11
Interest expense	5	5	522
Miscellaneous expense	0	6	4
Total Expenses	2,291	16,692	31,847
Waiver and/or Reimbursement by PIMCO	0	0	0
Net Expenses	2,291	16,692	31,847

Net Investment Income	4,514	41,586	160,316

Net Realized Gain (Loss):
Investments in securities	17,907	9,052	53,223
Investments in Affiliates	(222)	(2,860)	(2,113)
Exchange-traded or centrally cleared financial derivative instruments	4,168	(3,969)	36,860
Over the counter financial derivative instruments	2,190	33,405	115,583
Short sales	(77)	103	(98)
Foreign currency	(175)	(402)	297
Net Realized Gain	23,791	35,329	203,752

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(7,200)	(32,746)	(207,383)
Investments in Affiliates	4	55	(4)
Exchange-traded or centrally cleared financial derivative instruments	(3,834)	(6,354)	(9,398)
Over the counter financial derivative instruments	116	4,754	37,386
Foreign currency assets and liabilities	(2)	(184)	(652)
Net Change in Unrealized Appreciation (Depreciation)	(10,916)	(34,475)	(180,051)
Net Gain (Loss)	12,875	854	23,701

Net Increase in Net Assets Resulting from Operations	$17,389	$42,440	$184,017

* Foreign tax withholdings	$0	$0	$0

** Foreign tax withholdings - Dividends	$0	$4	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Floating Income Fund	PIMCO High Yield Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Senior Floating Rate Fund

$66,054	$711,725	$158,893	$285,982	$103,444
1,584	2,330	122	4,687	0
1,763	6,760	1,064	2,061	2,959
69,401	720,815	160,079	292,730	106,403

4,226	29,858	7,086	16,097	9,850
4,309	38,332	7,231	13,566	7,550
3	1,303	0	0	0
76	1,338	115	1	68
0	28 ^	0	0	0
469	3,820	85	0	726
0	120	0	0	14
546	2,306	72	0	315
0	10 ^	0	0	0
391	1,273	28	0	242
0	120	0	0	14
4	36	7	16	8
305	1,007	126	1,865	223
3	0	0	2	0
10,332	79,551	14,750	31,547	19,010
0	0	0	0	(1)
10,332	79,551	14,750	31,547	19,009

59,069	641,264	145,329	261,183	87,394

31,440	457,545	82,645	303,351	386
(1,511)	(4,994)	(771)	(1,438)	(2,459)
(45,998)	23,075	467	37,416	2,142
58,942	57,053	56,561	128,810	3,156
0	0	0	0	0
275	(852)	(934)	(2,202)	(94)
43,148	531,827	137,968	465,937	3,131

(83,002)	(807,526)	(246,031)	60,844	(31,135)
(1)	966	114	(1)	103
(8,876)	(9,018)	0	(27,118)	(349)
(9,546)	6,482	14,704	(3,858)	242
(328)	(621)	(264)	(681)	(7)
(101,753)	(809,717)	(231,477)	29,186	(31,146)
(58,605)	(277,890)	(93,509)	495,123	(28,015)

$464	$363,374	$51,820	$756,306	$59,379

$0	$0	$0	$20	$0

$0	$0	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2015	35

Statements of Changes in Net Assets

	PIMCO Convertible Fund		PIMCO Credit Absolute Return Fund		PIMCO Diversified Income Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$4,514	$5,787	$41,586	$34,012	$160,316	$248,218
Net realized gain (loss)	23,791	44,321	35,329	1,961	203,752	57,607
Net change in unrealized appreciation (depreciation)	(10,916)	(18,145)	(34,475)	14,783	(180,051)	(316,499)
Net increase (decrease) in net assets resulting from operations	17,389	31,963	42,440	50,756	184,017	(10,674)

Distributions to Shareholders:
From net investment income
Institutional Class	(6,572)	(25,161)	(48,203)	(28,319)	(179,771)	(270,364)
Class P	(1,954)	(1,014)	(1,810)	(456)	(3,783)	(4,382)
Administrative Class	(383)	(737)	0	0	(537)	(512)
Class D	(2,536)	(1,681)	(781)	(309)	(3,298)	(5,451)
Class A	(5,404)	(6,571)	(858)	(351)	(9,181)	(11,120)
Class B	0	0	0	0	(73)^	(163)
Class C	(3,953)	(3,837)	(326)	(62)	(5,987)	(6,374)
Class R	0	0	(24)	(5)	0	0
From net realized capital gains
Institutional Class	0	(13,633)	(42,243)	(6,185)	(113,639)	(37,824)
Class P	0	(775)	(1,660)	(92)	(3,704)	(640)
Administrative Class	0	(688)	0	0	(468)	(86)
Class D	0	(1,278)	(804)	(80)	(2,855)	(773)
Class A	0	(4,722)	(913)	(95)	(7,618)	(1,630)
Class B	0	0	0	0	(47)^	(30)
Class C	0	(3,100)	(424)	(34)	(6,008)	(1,197)
Class R	0	0	(26)	(2)	0	0
Tax basis return of capital
Institutional Class	0	0	0	0	0	0
Class P	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0
Class D	0	0	0	0	0	0
Class A	0	0	0	0	0	0
Class C	0	0	0	0	0	0
Class R	0	0	0	0	0	0

Total Distributions	(20,802)	(63,197)	(98,072)	(35,990)	(336,969)	(340,546)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	39,542	(285,417)	(1,709,220)	1,841,504	(2,747,264)	(1,463,021)

Fund Redemption Fee	0	0	0	0	0	0

Total Increase (Decrease) in Net Assets	36,129	(316,651)	(1,764,852)	1,856,270	(2,900,216)	(1,814,241)

Net Assets:
Beginning of year	177,263	493,914	2,636,095	779,825	5,431,617	7,245,858
End of year*	$213,392	$177,263	$871,243	$2,636,095	$2,531,401	$5,431,617

* Including undistributed (overdistributed) net investment income of:	$4,800	$14,559	$4,787	$(1,177)	$38	$(48,938)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO Floating Income Fund		PIMCO High Yield Fund		PIMCO High Yield Spectrum Fund		PIMCO Long-Term Credit Fund		PIMCO Senior Floating Rate Fund

Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

$59,069	$123,337	$641,264	$946,791	$145,329	$198,900	$261,183	$240,537	$87,394	$85,939
43,148	75,360	531,827	419,277	137,968	19,577	465,937	(90,476)	3,131	14,283
(101,753)	(128,205)	(809,717)	(420,453)	(231,477)	35,838	29,186	(50,186)	(31,146)	(22,989)
464	70,492	363,374	945,615	51,820	254,315	756,306	99,875	59,379	77,233

(38,357)	(123,892)	(542,888)	(776,714)	(137,375)	(192,641)	(306,673)	(251,035)	(81,356)	(79,911)
(8,623)	(5,843)	(29,133)	(29,279)	(3,543)	(3,272)	(8,821)	(3,665)	(1,246)	(980)
(54)	(36)	(30,440)	(42,861)	0	0	0	0	0	0
(1,352)	(1,448)	(30,385)	(36,709)	(2,670)	(2,834)	(14)	0	(918)	(1,177)
(9,852)	(9,162)	(52,811)	(60,998)	(1,694)	(1,658)	0	0	(4,289)	(3,834)
0	0	(181)^	(439)	0	0	0	0	0	0
(6,572)	(5,778)	(25,560)	(27,612)	(578)	(372)	0	0	(2,572)	(2,092)
0	0	(2,645)	(3,102)	0	0	0	0	(183)	(83)

0	0	(155,068)	(38)	(76,773)	(42,566)	0	(112,682)	(4,204)	(15,673)
0	0	(9,554)	(2)	(2,384)	(782)	0	(3,290)	(54)	(276)
0	0	(9,039)	(2)	0	0	0	0	0	0
0	0	(9,367)	(2)	(1,325)	(875)	0	0	(41)	(322)
0	0	(15,866)	(3)	(852)	(386)	0	0	(204)	(1,249)
0	0	(38)^	(0)	0	0	0	0	0	0
0	0	(9,687)	(2)	(423)	(130)	0	0	(157)	(932)
0	0	(902)	(0)	0	0	0	0	(11)	(30)

0	0	0	0	0	0	0	(9,095)	0	0
0	0	0	0	0	0	0	(130)	0	0
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0	0	0

(64,810)	(146,159)	(923,564)	(977,763)	(227,617)	(245,516)	(315,508)	(379,897)	(95,235)	(106,559)

(1,492,385)	(1,826,628)	(3,382,903)	(4,923,722)	(1,023,924)	176,207	(2,512,401)	1,920,661	26,685	269,044

0	0	0	0	0	0	0	0	10	90

(1,556,731)	(1,902,295)	(3,943,093)	(4,955,870)	(1,199,721)	185,006	(2,071,603)	1,640,639	(9,161)	239,808

2,306,464	4,208,759	14,568,957	19,524,827	3,244,939	3,059,933	5,867,567	4,226,928	2,566,746	2,326,938
$749,733	$2,306,464	$10,625,864	$14,568,957	$2,045,218	$3,244,939	$3,795,964	$5,867,567	$2,557,585	$2,566,746

$8,053	$(12,864)	$(20,096)	$(87,303)	$7,694	$(57,833)	$25,719	$(23,553)	$(120)	$(912)

ANNUAL REPORT	MARCH 31, 2015	37

Statement of Cash Flows

Year Ended March 31, 2015
(Amounts in thousands)	PIMCO Long-Term Credit Fund

Cash flows provided by operating activities:

Net increase in net assets resulting from operations	$756,306

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(4,402,606)
Proceeds from sales of long-term securities	6,525,061
Proceeds from sales of short-term portfolio investments, net	10,556
Decrease in deposits with counterparty	3,891
(Increase) in receivable for investments sold	(539,649)
Decrease in interest and dividends receivable	34,679
Decrease in exchange-traded or centrally cleared derivatives	10,965
Decrease in over the counter derivatives	142,947
(Increase) in other assets	(1)
Increase in payable for investments purchased	71,423
Increase in deposits from counterparty	5,445
(Decrease) in accrued investment advisory fees	(365)
(Decrease) in accrued supervisory and administrative fees	(302)
Payments on currency transactions	(2,883)
Increase in other liabilities	27
Net Realized (Gain) Loss
Investments in securities	(303,351)
Investments in Affiliates	1,438
Exchange-traded or centrally cleared financial derivative instruments	(37,416)
Over the counter financial derivative instruments	(128,810)
Foreign currency	2,202
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(60,844)
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	27,118
Over the counter financial derivative instruments	3,858
Foreign currency assets and liabilities	681
Net amortization (accretion) on investments	14,506
Net cash provided by operating activities	2,134,877

Cash flows (used for) financing activities:
Proceeds from shares sold	765,257
Payments on shares redeemed	(3,507,385)
(Decrease) in overdraft due to custodian	(556)
Cash dividend paid*	(20,911)
Proceeds from reverse repurchase agreements	10,715,281
Payments on reverse repurchase agreements	(10,168,041)
Proceeds from sale-buyback transactions	13,409,422
Payments on sale-buyback transactions	(13,355,945)
Proceeds from deposits from counterparty	236,918
Payments on deposits from counterparty	(214,652)
Net cash (used for) financing activities	(2,140,612)

Net (Decrease) in Cash and Foreign Currency	(5,735)

Cash and Foreign Currency:
Beginning of year	12,459
End of year	$6,724

* Reinvestment of distributions	$294,454

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$2,035

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Convertible Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 62.4%

CORPORATE BONDS & NOTES 8.2%

BANKING & FINANCE 8.2%
AGFC Capital Trust
6.000% due 01/15/2067		$1,000	$755
Barclays Bank PLC
7.625% due 11/21/2022		200	235
Barclays PLC
8.000% due 12/15/2020 (c)	EUR	3,400	4,081
Credit Suisse Group Guernsey Ltd.
7.875% due 02/24/2041		$3,700	3,929
HSBC Holdings PLC
6.375% due 09/17/2024 (c)		4,100	4,192
LBG Capital PLC
15.000% due 12/21/2019	GBP	200	419
Lloyds Banking Group PLC
7.875% due 06/27/2029 (c)		2,400	3,825

Total Corporate Bonds & Notes (Cost $17,433)			17,436

CONVERTIBLE BONDS & NOTES 32.0%

BANKING & FINANCE 3.2%
Air Lease Corp.
3.875% due 12/01/2018		$400	578
American Realty Capital Properties, Inc.
3.000% due 08/01/2018		700	682
Annaly Capital Management, Inc.
5.000% due 05/15/2015		1,000	1,004
Fidelity National Financial, Inc.
4.250% due 08/15/2018		300	606
Health Care REIT, Inc.
3.000% due 12/01/2029		500	746
iStar Financial, Inc.
1.500% due 11/15/2016 (f)		800	790
SL Green Operating Partnership LP
3.000% due 10/15/2017		300	472
Starwood Property Trust, Inc.
4.000% due 01/15/2019		1,700	1,966

			6,844

INDUSTRIALS 28.3%
Anthem, Inc.
2.750% due 10/15/2042		1,400	2,899
BioMarin Pharmaceutical, Inc.
1.875% due 04/23/2017		230	1,412
Cadence Design Systems, Inc.
2.625% due 06/01/2015		300	732
Chesapeake Energy Corp.
2.500% due 05/15/2037 (f)		4,020	3,872
2.750% due 11/15/2035 (f)		1,500	1,511
Citrix Systems, Inc.
0.500% due 04/15/2019		1,700	1,791
Cobalt International Energy, Inc.
2.625% due 12/01/2019		1,800	1,311
Electronic Arts, Inc.
0.750% due 07/15/2016		600	1,113
Equinix, Inc.
4.750% due 06/15/2016		140	405
Hologic, Inc.
2.000% due 12/15/2037		900	1,327
2.000% due 03/01/2042		500	620
Host Hotels & Resorts LP
2.500% due 10/15/2029		450	712

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Iconix Brand Group, Inc.
1.500% due 03/15/2018	$850	$1,014
Illumina, Inc.
0.250% due 03/15/2016	1,000	2,213
Incyte Corp.
4.750% due 10/01/2015	200	2,086
Jarden Corp.
1.875% due 09/15/2018	1,200	2,062
JDS Uniphase Corp.
0.625% due 08/15/2033	600	624
JetBlue Airways Corp.
6.750% due 10/15/2039	200	794
Lennar Corp.
2.750% due 12/15/2020	500	1,165
3.250% due 11/15/2021	400	893
Liberty Interactive LLC
3.750% due 02/15/2030	4,807	3,040
4.000% due 11/15/2029	1,869	1,222
Liberty Media Corp.
1.375% due 10/15/2023	1,000	1,003
Mentor Graphics Corp.
4.000% due 04/01/2031	500	626
Meritor, Inc.
7.875% due 03/01/2026	400	600
Microchip Technology, Inc.
2.125% due 12/15/2037	1,300	2,547
Molina Healthcare, Inc.
1.125% due 01/15/2020	700	1,181
Molycorp, Inc.
3.250% due 06/15/2016	950	138
Mylan, Inc.
3.750% due 09/15/2015	620	2,759
Navistar International Corp.
4.500% due 10/15/2018	700	625
Novellus Systems, Inc.
2.625% due 05/15/2041	800	1,638
NVIDIA Corp.
1.000% due 12/01/2018	1,400	1,657
Omnicare, Inc.
3.750% due 12/15/2025	500	1,451
Pacira Pharmaceuticals, Inc.
3.250% due 02/01/2019	100	358
PHH Corp.
6.000% due 06/15/2017	297	589
Red Hat, Inc.
0.250% due 10/01/2019	1,000	1,243
Ryland Group, Inc.
1.625% due 05/15/2018	300	474
Salesforce.com, Inc.
0.250% due 04/01/2018	1,300	1,560
Teleflex, Inc.
3.875% due 08/01/2017	400	788
Trinity Industries, Inc.
3.875% due 06/01/2036	610	956
United Rentals, Inc.
4.000% due 11/15/2015	36	295
United States Steel Corp.
2.750% due 04/01/2019	400	486
VeriSign, Inc.
4.136% due 08/15/2037	1,400	2,783
Vishay Intertechnology, Inc.
2.250% due 06/01/2042	400	500
Walter Investment Management Corp.
4.500% due 11/01/2019	350	273
WebMD Health Corp.
2.500% due 01/31/2018	600	613

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Workday, Inc.
0.750% due 07/15/2018	$750	$902
Wright Medical Group, Inc.
2.000% due 08/15/2017	300	355
Xilinx, Inc.
2.625% due 06/15/2017	600	891
XPO Logistics, Inc.
4.500% due 10/01/2017	100	280

		60,389

UTILITIES 0.5%
CenterPoint Energy, Inc.
3.943% due 09/15/2029	15	1,010

Total Convertible Bonds & Notes (Cost $55,127)		68,243

U.S. TREASURY OBLIGATIONS 1.3%
U.S. Treasury Bonds
3.375% due 05/15/2044 (g)	1,700	1,993
3.625% due 02/15/2044 (g)	550	673

Total U.S. Treasury Obligations (Cost $2,303)		2,666

ASSET-BACKED SECURITIES 0.0%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.221% due 12/25/2033	101	95

Total Asset-Backed Securities (Cost $84)		95

SOVEREIGN ISSUES 0.1%
Costa Rica Government International Bond
7.000% due 04/04/2044	200	204

Total Sovereign Issues (Cost $200)		204

	SHARES
COMMON STOCKS 1.7%

CONSUMER DISCRETIONARY 0.5%
Ford Motor Co. (f)	70,011	1,130

ENERGY 0.0%
Midstates Petroleum Co., Inc. (a)	71,989	61

FINANCIALS 0.5%
MetLife, Inc. (f)	22,908	1,158

HEALTH CARE 0.2%
Endo International PLC (a)	5,171	464

TELECOMMUNICATION SERVICES 0.5%
SBA Communications Corp. ‘A’ (a)	9,183	1,075

Total Common Stocks (Cost $3,352)		3,888

WARRANTS 0.0%

CONSUMER DISCRETIONARY 0.0%
General Motors Co. - Exp. 07/10/2016	1,353	37
General Motors Co. - Exp. 07/10/2019	1,353	27

Total Warrants (Cost $0)		64

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	39

Schedule of Investments PIMCO Convertible Fund (Cont.)

	SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 12.0%

BANKING & FINANCE 7.2%
American Tower Corp.
5.250% due 05/15/2017	7,282	$751
Bank of America Corp.
7.250% (c)	5,521	6,333
Health Care REIT, Inc.
6.500% due 04/20/2018 (c)	12,000	816
Wells Fargo & Co.
7.500% (c)	5,544	6,765
Weyerhaeuser Co.
6.375% due 07/01/2016	13,000	715

		15,380

INDUSTRIALS 4.2%
Alcoa, Inc.
5.375% due 10/01/2017	20,000	882
Bunge Ltd.
4.875% (c)	8,000	838
Chesapeake Energy Corp.
5.750% due 05/17/2015 (c)	2,483	2,165
Dynegy, Inc.
5.375% due 11/01/2017	3,616	397
HealthSouth Corp.
6.500% (c)	350	521
Motors Liquidation Co.
5.250% due 03/06/2032 (a)	400,000	0
SandRidge Energy, Inc.
7.000% due 11/20/2015 (c)	3,000	116
Stanley Black & Decker, Inc.
4.750% due 11/17/2015	6,000	809

	SHARES	MARKET VALUE (000S)
Tyson Foods, Inc.
4.750% due 07/15/2017	30,000	$1,467
United Technologies Corp.
7.500% due 08/01/2015	25,000	1,542
Universal Corp.
6.750% due 03/15/2018 (c)	216	235

		8,972

UTILITIES 0.6%
T-Mobile US, Inc.
5.500% due 12/15/2017	22,804	1,343

Total Convertible Preferred Securities (Cost $24,940)		25,695

PREFERRED SECURITIES 1.9%

BANKING & FINANCE 1.8%
Ally Financial, Inc.
8.500% due 05/15/2016 (c)	121,000	3,231
State Street Corp.
5.900% due 03/15/2024 (c)	20,000	546

		3,777

INDUSTRIALS 0.1%
Stanley Black & Decker, Inc.
6.250% due 11/17/2016 (a)	2,000	226

Total Preferred Securities (Cost $3,931)		4,003

SHORT-TERM INSTRUMENTS 5.2%

REPURCHASE AGREEMENTS (d) 4.5%
		9,503

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.7%
0.047% due 04/30/2015 - 05/14/2015 (b)(f)(g)	$1,541	$1,541

Total Short-Term Instruments (Cost $11,044)		11,044

Total Investments in Securities (Cost $118,414)		133,338

	SHARES
INVESTMENTS IN AFFILIATES 25.6%

SHORT-TERM INSTRUMENTS 25.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 25.6%
PIMCO Short-Term Floating NAV Portfolio	1,013	10
PIMCO Short-Term Floating NAV Portfolio III	5,502,512	54,569

Total Short-Term Instruments (Cost $54,575)		54,579

Total Investments in Affiliates (Cost $54,575)		54,579

Total Investments 88.0% (Cost $172,989)		$187,917

Financial Derivative Instruments (e)(h) 0.0% (Cost or Premiums, net $451)		(91)

Other Assets and Liabilities, net 12.0%		25,566

Net Assets 100.0%		$213,392

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MSC	0.250%	03/31/2015	04/01/2015	$8,400	U.S. Treasury Bonds 3.750% due 11/15/2043	$(8,594)	$8,400	$8,400
SSB	0.000%	03/31/2015	04/01/2015	1,103	Freddie Mac 2.080% due 10/17/2022	(1,129)	1,103	1,103

Total Repurchase Agreements						$(9,723)	$9,503	$9,503

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $143 at a weighted average interest rate of 0.117%.

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
MSC	$8,400	$0	$0	$0	$8,400	$(8,594)	$(194)
SSB	1,103	0	0	0	1,103	(1,129)	(26)

Prime Broker Agreement
FOB	0	0	0	0	0	8,540	8,540
GSC	0	0	0	0	0	23	23
MSC	0	0	0	0	0	7	7

Total Borrowings and Other Financing Transactions	$9,503	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOE Ensco PLC	$26.000	06/19/2015	500	$156	$270

Total Purchased Options				$156	$270

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOE S&P 500 Index	2,040.000	04/02/2015	168	$(211)	$(32)

Total Written Options				$(211)	$(32)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation	Variation Margin
					Asset	Liability
E-mini NASDAQ 100 Index June Futures	Long	06/2015	615	$186	$0	$(529)
E-mini S&P 500 Index June Futures	Long	06/2015	131	18	0	(97)
Russell 2000 Mini Index June Futures	Long	06/2015	191	464	0	(52)

Total Futures Contracts				$668	$0	$(678)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	4.500%	06/19/2024	$	37,900	$(3,350)	$(1,808)	$0	$(27)
Receive	3-Month USD-LIBOR	4.000%	06/19/2024		68,700	(4,535)	(2,465)	0	(47)
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	2,000,000	(732)	(358)	20	0

						$(8,617)	$(4,631)	$20	$(74)

Total Swap Agreements						$(8,617)	$(4,631)	$20	$(74)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO Convertible Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(f)	Securities with an aggregate market value of $8,539 and cash of $30 have been pledged as collateral as of March 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(g)	Securities with an aggregate market value of $3,697 and cash of $3,302 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$270	$0	$20	$290	$(32)	$(678)	$(74)	$(784)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2015	EUR	2,748	$	3,086	$131	$0

JPM	04/2015	JPY	100,500		840	2	0

MSB	04/2015	EUR	1,364		1,540	73	0
	04/2015	GBP	3,965		5,977	96	0

Total Forward Foreign Currency Contracts						$302	$0

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC USD versus CNH	CNH	6.350	09/02/2015	$10,000	$83	$84

UAG	Call - OTC USD versus CNH		6.329	06/02/2015	10,000	138	31

						$221	$115

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	06/18/2015	$	88,100	$84	$7

DUB	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	06/08/2015		136,200	82	7

MYC	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	06/18/2015		61,700	52	5

								$218	$19

Total Purchased Options								$439	$134

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount	Premiums
Balance at Beginning of Period	4,295	$159,400	$(812)
Sales	9,631	492,700	(11,916)
Closing Buys	(10,045)	(592,400)	11,117
Expirations	(3,043)	(59,700)	1,225
Exercised	(670)	0	175

Balance at End of Period	168	$0	$(211)

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Newmont Mining Corp.	(1.000%	)	06/20/2017	0.367%	$ 5,000	$57	$(129)	$0	$(72)

MYC	Hewlett-Packard Co.	(1.000%	)	12/20/2018	0.632%	700	24	(34)	0	(10)

							$81	$(163)	$0	$(82)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GST	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.731%	$ 900	$(14)	$63	$49	$0

Total Swap Agreements						$67	$(100)	$49	$(82)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (5)
BOA	$0	$7	$0	$7	$0	$0	$0	$0	$7	$0	$7
BRC	0	0	0	0	0	0	(72)	(72)	(72)	0	(72)
DUB	0	91	0	91	0	0	0	0	91	(310)	(219)
GLM	131	0	0	131	0	0	0	0	131	0	131
GST	0	0	49	49	0	0	0	0	49	(270)	(221)
JPM	2	0	0	2	0	0	0	0	2	0	2
MSB	169	0	0	169	0	0	0	0	169	0	169
MYC	0	5	0	5	0	0	(10)	(10)	(5)	(280)	(285)
UAG	0	31	0	31	0	0	0	0	31	0	31

Total Over the Counter	$302	$134	$49	$485	$0	$0	$(82)	$(82)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO Convertible Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$270	$0	$0	$270
Swap Agreements	0	0	0	0	20	20

	$0	$0	$270	$0	$20	$290

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$302	$0	$302
Purchased Options	0	0	0	115	19	134
Swap Agreements	0	49	0	0	0	49

	$0	$49	$0	$417	$19	$485

	$0	$49	$270	$417	$39	$775

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$678	$0	$0	$678
Swap Agreements	0	0	0	0	74	74
Written Options	0	0	32	0	0	32

	$0	$0	$710	$0	$74	$784

Over the counter
Swap Agreements	$0	$82	$0	$0	$0	$82

	$0	$82	$710	$0	$74	$866

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$587	$0	$0	$587
Written Options	0	0	3,379	0	0	3,379
Futures	0	0	1,867	0	0	1,867
Swap Agreements	0	(490)	0	0	(1,175)	(1,665)

	$0	$(490)	$5,833	$0	$(1,175)	$4,168

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$510	$0	$510
Purchased Options	0	0	0	(56)	(725)	(781)
Written Options	0	729	0	0	424	1,153
Swap Agreements	0	290	0	0	1,018	1,308

	$0	$1,019	$0	$454	$717	$2,190

	$0	$529	$5,833	$454	$(458)	$6,358

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$338	$0	$0	$338
Written Options	0	0	(64)	0	0	(64)
Futures	0	0	235	0	0	235
Swap Agreements	0	0	0	0	(4,343)	(4,343)

	$0	$0	$509	$0	$(4,343)	$(3,834)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$517	$0	$517
Purchased Options	0	0	0	(141)	(239)	(380)
Written Options	0	(68)	0	0	(60)	(128)
Swap Agreements	0	(161)	0	0	268	107

	$0	$(229)	$0	$376	$(31)	$116

	$0	$(229)	$509	$376	$(4,374)	$(3,718)

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$17,436	$0	$17,436
Convertible Bonds & Notes
Banking & Finance	0	6,844	0	6,844
Industrials	0	60,389	0	60,389
Utilities	0	1,010	0	1,010
U.S. Treasury Obligations	0	2,666	0	2,666
Asset-Backed Securities	0	95	0	95
Sovereign Issues	0	204	0	204
Common Stocks
Consumer Discretionary	1,130	0	0	1,130
Energy	61	0	0	61
Financials	1,158	0	0	1,158
Health Care	464	0	0	464
Telecommunication Services	1,075	0	0	1,075
Warrants
Consumer Discretionary	64	0	0	64
Convertible Preferred Securities
Banking & Finance	0	15,380	0	15,380
Industrials	0	8,972	0	8,972
Utilities	0	1,343	0	1,343
Preferred Securities
Banking & Finance	0	3,777	0	3,777
Industrials	0	226	0	226

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short-Term Instruments
Repurchase Agreements	$0	$9,503	$0	$9,503
U.S. Treasury Bills	0	1,541	0	1,541
	$3,952	$129,386	$0	$133,338

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$54,579	$0	$0	$54,579

Total Investments	$58,531	$129,386	$0	$187,917

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	290	0	290
Over the counter	0	485	0	485
	$0	$775	$0	$775

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(678)	(106)	0	(784)
Over the counter	0	(82)	0	(82)
	$(678)	$(188)	$0	$(866)

Totals	$57,853	$129,973	$0	$187,826

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO Credit Absolute Return Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 73.7%

BANK LOAN OBLIGATIONS 12.7%
AABS Ltd.
4.875% due 01/10/2038	$2,257	$2,300
Air Medical Group Holdings, Inc.
5.000% due 06/30/2018	1,960	1,964
Albertson’s Holdings LLC
5.000% due 08/25/2019	3,000	3,023
Amaya Holdings BV
5.000% due 08/01/2021	6,674	6,621
Avago Technologies Cayman Ltd.
3.750% due 05/06/2021	3,428	3,439
AWAS Aviation Capital Ltd.
4.870% due 09/29/2021 (f)	2,260	2,291
BMC Software Finance, Inc.
5.000% due 09/10/2020	5,134	5,035
Burger King Worldwide, Inc.
4.500% due 12/12/2021	2,974	3,007
Cactus Wellhead LLC
7.000% due 07/31/2020	3,109	2,021
Charter Communications Operating LLC
3.000% due 07/01/2020	3,836	3,827
Chrysler Group LLC
3.250% due 12/31/2018	3,005	3,004
Crosby U.S. Acquisition Corp.
3.750% due 11/23/2020	908	843
Dell, Inc.
4.500% due 04/29/2020	3,731	3,758
Delos Finance SARL
3.500% due 03/06/2021	2,050	2,056
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	6,950	6,988
First Data Corp.
3.674% due 03/24/2017	3,100	3,102
Gardner Denver, Inc.
4.250% due 07/30/2020	3,646	3,468
Getty Images, Inc.
4.750% due 10/18/2019	3,622	3,064
HD Supply, Inc.
4.000% due 06/28/2018	4,230	4,242
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	1,528	1,531
International Aircraft Leasing and Trading
3.140% due 05/29/2015 (f)	13,333	13,333
ION Media Networks, Inc.
4.750% due 12/18/2020	1,197	1,202
Maxim Crane Works LP
10.250% due 11/26/2018	5,775	5,688
MGM Resorts International
3.500% due 12/20/2019	4,676	4,668
Numericable U.S. LLC
4.500% due 05/21/2020	3,463	3,478
Seadrill Partners Finco LLC
4.000% due 02/21/2021	691	551
Sequa Corp.
5.250% due 06/19/2017	1,244	1,163
ServiceMaster Co.
4.250% due 07/01/2021	3,391	3,401
Univision Communications, Inc.
4.000% due 03/01/2020	4,039	4,037
Valeant Pharmaceuticals International, Inc.
4.250% due 03/10/2022	1,973	1,985
4.250% due 03/13/2022	2,577	2,591
Westmoreland Coal Co.
7.500% due 12/16/2020	2,668	2,672

Total Bank Loan Obligations (Cost $111,657)		110,353

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 28.1%

BANKING & FINANCE 12.9%
Ally Financial, Inc.
4.625% due 06/26/2015		$3,900	$3,924
5.500% due 02/15/2017		900	938
6.250% due 12/01/2017		500	534
Alpha Star Holding Ltd.
4.970% due 04/09/2019		6,200	5,595
Aviation Loan Trust
2.381% due 12/15/2022		3,136	2,906
Banco do Brasil S.A.
6.250% due 04/15/2024 (e)		1,500	1,007
9.000% due 06/18/2024 (e)		2,575	2,232
Blackstone CQP Holdco LP
9.296% due 03/18/2019		25,116	25,969
Cantor Fitzgerald LP
6.375% due 06/26/2015		1,000	1,011
Eksportfinans ASA
0.890% due 06/16/2015	JPY	100,000	835
Exeter Finance Corp.
9.750% due 05/20/2019		$10,300	10,344
iStar Financial, Inc.
4.000% due 11/01/2017		3,300	3,271
Jefferies Finance LLC
7.375% due 04/01/2020		12,765	12,446
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (f)		11,180	10,545
8.500% due 08/08/2019 (f)		3,727	3,515
Nationstar Mortgage LLC
6.500% due 07/01/2021		3,608	3,518
Navient Corp.
5.875% due 03/25/2021		5,175	5,156
6.250% due 01/25/2016		540	557
Pinnacol Assurance
8.625% due 06/25/2034 (f)		3,000	3,227
Piper Jaffray Cos.
4.775% due 11/30/2015		500	502
Rio Oil Finance Trust
6.750% due 01/06/2027		2,800	2,526
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	600	578
5.400% due 03/24/2017		$200	196
5.717% due 06/16/2021		1,400	1,284
6.125% due 02/07/2022		3,300	3,090
Springleaf Finance Corp.
5.400% due 12/01/2015		100	102
Stearns Holdings, Inc.
9.375% due 08/15/2020		5,675	5,618
TIG FINCO PLC
8.205% due 03/02/2020 (a)	GBP	98	140
Towergate Finance PLC
8.500% due 02/15/2018 ^		850	1,236

			112,802

INDUSTRIALS 13.0%
Algeco Scotsman Global Finance PLC
10.750% due 10/15/2019		$1,200	990
ALROSA Finance S.A.
7.750% due 11/03/2020		1,050	1,055
Altice Finco S.A.
7.625% due 02/15/2025		3,400	3,502
9.875% due 12/15/2020		2,800	3,115
Altice S.A.
6.250% due 02/15/2025	EUR	600	647
7.250% due 05/15/2022		6,800	7,646

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		$758	$777
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		225	187
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		9,325	6,994
9.000% due 02/15/2020 ^		3,925	2,924
11.250% due 06/01/2017 ^		4,700	3,431
Cemex S.A.B. de C.V.
4.375% due 03/05/2023	EUR	2,100	2,266
5.003% due 10/15/2018		$2,500	2,618
6.125% due 05/05/2025		1,050	1,063
CHC Helicopter S.A.
9.375% due 06/01/2021		910	560
CPG Merger Sub LLC
8.000% due 10/01/2021		1,600	1,628
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		9,350	8,310
D.R. Horton, Inc.
3.750% due 03/01/2019		4,000	4,060
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		1,475	1,412
Hellenic Railways Organization S.A.
4.500% due 12/06/2016	JPY	10,000	70
Hiland Partners LP
7.250% due 10/01/2020		$2,400	2,598
MGM Resorts International
8.625% due 02/01/2019		3,475	3,979
NCSG Crane & Heavy Haul Services, Inc.
9.500% due 08/15/2019		5,500	3,520
PHH Corp.
6.375% due 08/15/2021		4,991	4,828
7.375% due 09/01/2019		500	521
Ply Gem Industries, Inc.
6.500% due 02/01/2022		7,480	7,321
SiTV LLC
10.375% due 07/01/2019		1,100	990
USG Corp.
7.875% due 03/30/2020		1,100	1,192
9.750% due 01/15/2018		8,625	10,027
Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (b)		1,325	1,338
Weatherford International Ltd.
4.500% due 04/15/2022		525	481
Westmoreland Coal Co.
8.750% due 01/01/2022		3,800	3,838
Wynn Las Vegas LLC
5.500% due 03/01/2025		18,825	19,154

			113,042

UTILITIES 2.2%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		2,750	2,910
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		2,300	1,863
6.000% due 11/27/2023		1,500	1,301
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		1,400	1,511
Illinois Power Generating Co.
6.300% due 04/01/2020		4,250	3,697
Petrobras Global Finance BV
2.393% due 01/15/2019		2,950	2,563
2.631% due 03/17/2017		525	484
3.000% due 01/15/2019		50	43
4.375% due 05/20/2023		2,950	2,530

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Corp.
7.625% due 02/15/2025		$2,325	$2,328

			19,230

Total Corporate Bonds & Notes (Cost $251,549)			245,074

MUNICIPAL BONDS & NOTES 0.1%

NEW YORK 0.1%
Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028		620	619

OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.500% due 06/01/2047		600	534

Total Municipal Bonds & Notes (Cost $1,083)			1,153

U.S. TREASURY OBLIGATIONS 1.4%
U.S. Treasury Bonds
2.500% due 02/15/2045		25	25
3.000% due 11/15/2044		2,050	2,247
3.125% due 08/15/2044 (h)(k)		4,200	4,709
U.S. Treasury Notes
2.000% due 02/15/2025		5,300	5,334

Total U.S. Treasury Obligations (Cost $12,510)			12,315

MORTGAGE-BACKED SECURITIES 8.6%
Adjustable Rate Mortgage Trust
1.324% due 03/25/2035		2,630	2,088
American Home Mortgage Assets Trust
0.714% due 11/25/2035		1,441	1,275
American Home Mortgage Investment Trust
2.128% due 11/25/2045 ^		109	88
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^		796	656
16.558% due 09/25/2035 ^		1,995	2,501
Banc of America Funding Trust
2.835% due 09/20/2047 ^		1,957	1,469
7.000% due 10/25/2037 ^		499	319
Banc of America Mortgage Trust
6.000% due 10/25/2036 ^		1,206	1,033
BCAP LLC Trust
0.394% due 05/25/2047 ^		651	492
0.671% due 05/26/2035		77	73
5.070% due 06/26/2037		46	47
Bear Stearns Adjustable Rate Mortgage Trust
2.360% due 02/25/2036		652	564
2.731% due 05/25/2047 ^		1,212	1,053
Bear Stearns ALT-A Trust
2.428% due 04/25/2037		847	648
Bear Stearns Asset-Backed Securities Trust
0.524% due 12/25/2035		849	605
Berica Residential MBS SRL
0.288% due 03/31/2048	EUR	282	299
Chase Mortgage Finance Trust
2.506% due 09/25/2036 ^		$351	312
Citigroup Mortgage Loan Trust, Inc.
6.000% due 11/25/2036		209	218
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		594	620

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CitiMortgage Alternative Loan Trust
6.000% due 10/25/2036 ^	$426	$379
Countrywide Alternative Loan Trust
0.334% due 12/25/2046 ^	1,862	1,887
0.344% due 11/25/2036	6,574	6,148
0.344% due 06/25/2046	604	586
0.364% due 07/25/2046 ^	545	493
0.364% due 09/25/2046 ^	1,273	1,087
0.366% due 09/20/2046	706	582
0.474% due 06/25/2035 ^	1,220	1,042
0.484% due 11/25/2035	336	282
0.574% due 04/25/2035	1,182	1,021
1.474% due 10/25/2035 ^	597	515
5.750% due 07/25/2035 ^	330	310
6.000% due 05/25/2036 ^	1,531	1,344
6.000% due 08/25/2036 ^	761	702
6.000% due 01/25/2037 ^	544	517
6.000% due 04/25/2037	999	860
6.000% due 05/25/2037 ^	3,091	2,589
Countrywide Home Loan Mortgage Pass-Through Trust
2.458% due 09/25/2037 ^	1,328	1,159
5.750% due 07/25/2037	417	394
6.000% due 10/25/2034	32	34
Credit Suisse Mortgage Capital Certificates
2.253% due 07/27/2037	5,197	4,013
2.360% due 12/29/2037	7,957	4,408
6.000% due 01/27/2047	963	991
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	1,623	1,339
Deutsche ALT-A Securities, Inc.
0.274% due 08/25/2037 ^	1,872	1,362
First Horizon Alternative Mortgage Securities Trust
2.200% due 08/25/2035	415	368
6.000% due 05/25/2036 ^	20	17
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^	5,269	4,597
Impac Secured Assets Trust
0.324% due 11/25/2036	2,335	1,699
IndyMac Mortgage Loan Trust
0.424% due 02/25/2037	500	297
2.342% due 07/25/2037	692	444
2.801% due 05/25/2037 ^	479	336
4.358% due 11/25/2035 ^	986	808
6.250% due 11/25/2037 ^	567	489
JPMorgan Alternative Loan Trust
3.073% due 11/25/2036 ^	707	599
JPMorgan Mortgage Trust
2.522% due 10/25/2036 ^	1,223	1,111
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	2,504	2,398
Lehman XS Trust
0.334% due 03/25/2047 ^	2,109	1,637
MASTR Adjustable Rate Mortgages Trust
5.119% due 11/25/2034	516	509
Merrill Lynch Alternative Note Asset Trust
0.284% due 03/25/2037	3,148	1,513
Morgan Stanley Mortgage Loan Trust
2.885% due 11/25/2037	841	685
Residential Accredit Loans, Inc. Trust
0.364% due 07/25/2036	1,489	1,202
0.524% due 08/25/2035 ^	1,760	1,343
2.914% due 07/25/2035	127	117
3.376% due 12/26/2034	1,092	933
3.395% due 09/25/2035 ^	116	95
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	502	447

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
1.528% due 12/25/2035 ^		$1,491	$1,056
Structured Asset Securities Corp. Trust
0.524% due 02/25/2035		511	478
Suntrust Adjustable Rate Mortgage Loan Trust
6.013% due 02/25/2037 ^		657	645
TBW Mortgage-Backed Trust
0.374% due 09/25/2036 ^		433	417
WaMu Mortgage Pass-Through Certificates Trust
1.942% due 07/25/2047 ^		187	139
2.234% due 08/25/2036 ^		1,597	1,391
Wells Fargo Alternative Loan Trust
6.250% due 07/25/2037 ^		499	456

Total Mortgage-Backed Securities (Cost $70,237)			74,630

ASSET-BACKED SECURITIES 12.5%
ACE Securities Corp.
0.314% due 07/25/2036		1,581	1,175
0.474% due 02/25/2036		1,300	1,156
0.611% due 11/25/2035		1,200	963
0.724% due 12/25/2045		1,000	659
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.794% due 05/25/2035		1,000	786
Argent Securities Trust
0.364% due 03/25/2036		4,283	2,305
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.404% due 01/25/2036		796	616
Asset-Backed Funding Certificates Trust
0.284% due 01/25/2037		3,025	1,870
1.174% due 06/25/2037		667	461
1.224% due 03/25/2034		1,928	1,538
Bear Stearns Asset-Backed Securities Trust
0.284% due 02/25/2037		538	509
0.324% due 11/25/2036		825	675
0.344% due 05/25/2036 ^		2,455	2,163
0.414% due 06/25/2047		400	339
0.574% due 09/25/2046		317	273
0.624% due 08/25/2036		2,400	2,029
1.191% due 10/25/2035		1,400	1,196
1.974% due 07/25/2034		1,300	1,187
Berica Asset-Backed Security SRL
0.321% due 12/31/2055	EUR	541	581
Citigroup Mortgage Loan Trust, Inc.
0.314% due 05/25/2037		$483	468
Countrywide Asset-Backed Certificates
0.354% due 06/25/2047		2,395	2,131
0.394% due 09/25/2047		1,500	1,112
0.464% due 06/25/2036		2,550	2,113
0.464% due 08/25/2036		1,300	1,109
0.559% due 11/25/2035		1,440	1,380
0.611% due 04/25/2036		2,000	1,573
0.644% due 02/25/2036		12,000	10,674
2.571% due 01/25/2034 ^		829	606
Countrywide Asset-Backed Certificates Trust
1.071% due 04/25/2035		1,000	792
Credit-Based Asset Servicing and Securitization LLC
0.321% due 11/25/2036		816	473
0.394% due 07/25/2037		1,766	1,198
0.744% due 07/25/2036		1,700	1,549
First Franklin Mortgage Loan Trust
0.534% due 11/25/2035		1,200	783
Fremont Home Loan Trust
0.344% due 02/25/2036		724	619
0.414% due 08/25/2036		4,335	1,827

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAMP Trust
0.294% due 12/25/2036	$691	$384
0.404% due 12/25/2046	654	394
0.414% due 12/25/2035	1,504	1,380
Home Equity Loan Trust
0.404% due 04/25/2037	4,700	2,985
HSI Asset Securitization Corp. Trust
0.564% due 11/25/2035	1,600	1,156
JPMorgan Mortgage Acquisition Trust
0.334% due 05/25/2037	1,000	912
0.364% due 03/25/2047	1,200	625
Long Beach Mortgage Loan Trust
0.604% due 11/25/2035	3,100	2,697
2.949% due 07/25/2033	2,254	2,166
MASTR Asset-Backed Securities Trust
0.284% due 08/25/2036	835	442
0.324% due 08/25/2036	1,890	1,007
0.344% due 10/25/2036	3,789	3,250
Merrill Lynch Mortgage Investors Trust
0.284% due 08/25/2037	2,820	1,670
0.331% due 04/25/2037	2,500	1,283
Morgan Stanley ABS Capital, Inc. Trust
0.324% due 06/25/2036	2,086	1,917
0.324% due 10/25/2036	2,775	1,939
0.324% due 12/25/2036	170	101
0.404% due 09/25/2036	1,158	704
0.604% due 09/25/2035	700	612
0.879% due 07/25/2035	1,000	942
0.939% due 07/25/2035	1,116	1,061
Morgan Stanley Home Equity Loan Trust
0.524% due 04/25/2037	321	213
Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^	2,084	1,467
New Century Home Equity Loan Trust
3.174% due 01/25/2033	215	194
Option One Mortgage Loan Trust
0.314% due 01/25/2037	1,407	860
0.344% due 05/25/2037	1,433	851
0.364% due 01/25/2036	1,012	985
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.664% due 08/25/2035	900	707
People’s Financial Realty Mortgage Securities Trust
0.314% due 09/25/2036	4,775	1,978
Renaissance Home Equity Loan Trust
5.879% due 06/25/2037	2,151	1,158
Residential Asset Securities Corp. Trust
0.324% due 08/25/2036	1,363	1,287
0.334% due 06/25/2036	520	500
0.344% due 11/25/2036	904	797
0.424% due 08/25/2036	1,024	884
Saxon Asset Securities Trust
1.149% due 12/26/2034	1,188	929
Securitized Asset-Backed Receivables LLC Trust
0.424% due 03/25/2036	2,000	1,155
0.424% due 05/25/2036	1,297	757
SG Mortgage Securities Trust
0.354% due 02/25/2036	1,690	1,115
Specialty Underwriting & Residential Finance Trust
0.564% due 12/25/2036	1,400	1,199
Springleaf Funding Trust
3.920% due 01/16/2023	9,500	9,550
Structured Asset Investment Loan Trust
0.324% due 09/25/2036	1,555	1,240
0.334% due 05/25/2036	660	549
1.149% due 01/25/2035	2,639	1,842
1.299% due 01/25/2035	1,024	221

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.554% due 04/25/2033		$294	$258
1.749% due 01/25/2035		1,102	108
1.899% due 01/25/2035 ^		1,398	49
Truman Capital Mortgage Loan Trust
0.434% due 03/25/2036		1,503	1,401

Total Asset-Backed Securities (Cost $100,443)			108,769

SOVEREIGN ISSUES 2.9%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	600	474
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	77,430	21,528
Junta de Castilla y Leon
6.505% due 03/01/2019	EUR	200	265
Republic of Greece Government Bond
3.000% due 02/24/2035		1,175	612
4.500% due 07/03/2017	JPY	410,000	2,289

Total Sovereign Issues (Cost $35,141)			25,168

		SHARES
COMMON STOCKS 1.8%

CONSUMER DISCRETIONARY 0.8%
Amaya, Inc. (c)(f)(h)		26,025	610
Cedar Fair LP (h)		2,037	117
Comcast Corp. ‘A’ (h)		5,923	335
Hilton Worldwide Holdings, Inc. (c)(h)		29,114	862
Macy’s, Inc.		5,505	357
Melco Crown Entertainment Ltd. - ADR		48,909	1,050
MGM Resorts International (c)(h)		90,160	1,896
Walt Disney Co.		4,950	519
Wynn Macau Ltd.		282,400	613
Wynn Resorts Ltd. (h)		5,109	643

			7,002

FINANCIALS 0.4%
China Overseas Land & Investment Ltd.		247,987	796
China Resources Land Ltd.		271,827	770
China Vanke Co. Ltd. ‘H’ (c)		313,157	738
Citigroup, Inc.		13,675	705
Lloyds Banking Group PLC (c)		294,724	342

			3,351

HEALTH CARE 0.0%
Pfizer, Inc.		12,335	429

INDUSTRIALS 0.2%
AECOM (c)(h)		6,818	210
USG Corp. (c)		41,389	1,105

			1,315

INFORMATION TECHNOLOGY 0.4%
Alibaba Group Holding Ltd. SP - ADR (c)		7,725	643
Baidu, Inc. SP - ADR (c)		6,563	1,368

		SHARES	MARKET VALUE (000S)
QUALCOMM, Inc.		20,564	$1,426

			3,437

Total Common Stocks (Cost $16,722)			15,534

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.6%

SHORT-TERM NOTES 0.2%
Federal Home Loan Bank
0.125% due 06/08/2015 (i)(k)		$1,545	1,545

MEXICO TREASURY BILLS 4.5%
2.981% due 04/30/2015	MXN	607,220	39,715

U.S. TREASURY BILLS 0.9%
0.039% due 04/16/2015 - 06/11/2015 (d)(i)(k)		$7,914	7,914

Total Short-Term Instruments (Cost $50,953)			49,174

Total Investments in Securities (Cost $650,295)			642,170

		SHARES
INVESTMENTS IN AFFILIATES 23.0%

SHORT-TERM INSTRUMENTS 23.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.0%
PIMCO Short-Term Floating NAV Portfolio		436	4
PIMCO Short-Term Floating NAV Portfolio III		20,183,101	200,156

Total Short-Term Instruments (Cost $200,138)			200,160

Total Investments in Affiliates (Cost $200,138)			200,160

Total Investments 96.7% (Cost $850,433)			$842,330

Financial Derivative Instruments (g)(j) 0.9% (Cost or Premiums, net $534)			7,987

Other Assets and Liabilities, net 2.4%			20,926

Net Assets 100.0%			$871,243

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Amaya, Inc.			09/05/2014	$749	$610	0.07%
AWAS Aviation Capital Ltd.	4.870%	09/29/2021	10/02/2014	2,260	2,291	0.26%
International Aircraft Leasing and Trading	3.140%	05/29/2015	05/29/2014 - 03/31/2015	13,333	13,333	1.53%
KGH Intermediate Holdco LLC	8.500%	08/07/2019	08/07/2014	10,913	10,545	1.21%
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	3,727	3,515	0.41%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	3,000	3,227	0.37%

				$33,982	$33,521	3.85%

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing outstanding during the period ended March 31, 2015 was $3,756 at a weighted average interest rate of (0.831%).

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - EUREX EURO STOXX 50 Index	$3,600.000	12/20/2019	310	$922	$1,685
Call - EUREX EURO STOXX 50 Index	3,700.000	12/20/2019	93	365	470

				$1,287	$2,155

Total Purchased Options				$1,287	$2,155

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - EUREX EURO STOXX 50 Index	$2,300.000	12/20/2019	310	$(1,024)	$(659)
Put - EUREX EURO STOXX 50 Index	2,400.000	12/20/2019	93	(297)	(228)

				$(1,321)	$(887)

Total Written Options				$(1,321)	$(887)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap June Futures	Long	06/2015	172	$193	$24	$0
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	2	(7)	0	0
90-Day Eurodollar December Futures	Short	12/2015	70	(10)	0	(3)
90-Day Eurodollar December Futures	Short	12/2016	241	(150)	0	(27)
90-Day Eurodollar June Futures	Short	06/2015	240	(14)	0	(3)
90-Day Eurodollar June Futures	Short	06/2016	241	(126)	0	(21)
90-Day Eurodollar June Futures	Short	06/2017	197	(52)	0	(24)
90-Day Eurodollar March Futures	Short	03/2016	112	(18)	0	(7)
90-Day Eurodollar September Futures	Short	09/2015	114	(12)	0	(3)
90-Day Eurodollar September Futures	Short	09/2016	241	(141)	0	(24)
90-Day Eurodollar September Futures	Short	09/2017	197	(50)	0	(22)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	61	(3)	3	(3)
Call Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	16	2	0	0
JPX Nikkei Index 400 June Futures	Long	06/2015	260	36	14	(38)
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	61	12	3	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	16	3	1	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	954	1,142	298	0

Total Futures Contracts				$805	$343	$(175)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-24 5-Year Index	5.000%	06/20/2020	$11,800	$858	$37	$13	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month NZD-LIBOR	5.000%	12/17/2024	NZD	12,300	$1,054	$799	$11	$0
Receive	3-Month USD-LIBOR	2.000%	06/18/2019		$127,000	(3,899)	(4,849)	0	(192)
Receive	3-Month USD-LIBOR	2.250%	06/17/2020		33,400	(1,014)	(639)	0	(61)
Receive	3-Month USD-LIBOR	2.300%	02/17/2025		20,900	(576)	(474)	0	(43)
Receive	3-Month USD-LIBOR	2.300%	02/20/2025		22,400	(613)	(513)	0	(46)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		11,400	(3,523)	(3,769)	0	(14)
Pay	6-Month EUR-EURIBOR	0.350%	09/16/2020	EUR	3,000	9	7	3	0
Receive	6-Month EUR-EURIBOR	0.950%	03/25/2025		5,600	(239)	(226)	0	(18)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		3,500	(699)	(221)	0	(81)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025	GBP	14,900	(585)	87	0	(5)
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	2,858,900	(1,053)	(1,090)	26	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN	25,800	2	(16)	4	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		290,800	45	(49)	46	0
Pay	28-Day MXN-TIIE	5.810%	09/29/2021		10,700	7	(21)	2	0
Pay	28-Day MXN-TIIE	5.750%	09/30/2021		29,500	13	(58)	4	0

						$(11,071)	$(11,032)	$96	$(460)

Total Swap Agreements						$(10,213)	$(10,995)	$109	$(460)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $4,441 have been pledged as collateral as of March 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(i)	Securities with an aggregate market value of $5,653 and cash of $2,770 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$2,155	$343	$109	$2,607	$(887)	$(175)	$(460)	$(1,522)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		EUR	145	$		165	$9	$0
	04/2015		GBP	3,229			4,851	65	(3)
	04/2015	$		12,783		JPY	1,528,003	0	(43)
	05/2015		JPY	1,528,003	$		12,789	42	0

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015		MXN	8,551	$		566	$6	$0
	05/2015	$		198		MXN	2,905	0	(8)

BPS	04/2015		BRL	4,852	$		1,580	60	0
	04/2015	$		6,056		AUD	7,657	0	(224)
	04/2015			1,513		BRL	4,852	8	0
	05/2015		AUD	7,657	$		6,044	223	0

BRC	04/2015		ZAR	7,063			603	24	0
	05/2015		MXN	10,414			700	18	0

CBK	04/2015		AUD	7,657			5,948	116	0
	04/2015		CAD	631			505	6	0
	04/2015		HKD	959			124	0	0
	04/2015		JPY	1,179,400			9,719	0	(115)
	04/2015		MXN	600,987			40,771	1,435	0
	04/2015	$		986		GBP	643	0	(32)
	05/2015		MXN	4,813	$		307	0	(8)
	05/2015	$		979		MXN	14,825	4	(13)

DUB	05/2015			5,095			78,158	19	0

FBF	07/2015		BRL	27,764	$		9,893	1,427	0

GLM	04/2015		EUR	2,192			2,437	80	0
	04/2015		GBP	295			458	20	0
	07/2015		BRL	36,474			13,300	2,179	0

HUS	04/2015		HKD	48,098			6,203	1	(1)
	05/2015	$		372		MXN	5,786	7	0

JPM	04/2015		BRL	23,799	$		8,100	654	(12)
	04/2015		EUR	15,681			16,698	0	(162)
	04/2015	$		7,419		BRL	23,799	38	0
	04/2015			8,647		EUR	8,115	79	0
	04/2015			13,131		JPY	1,587,200	103	0
	04/2015			3,137		MXN	46,162	0	(114)
	05/2015			1,573		BRL	5,098	12	0
	05/2015			104		MXN	1,542	0	(3)
	07/2015		BRL	68,821	$		25,320	4,337	0

MSB	04/2015			28,651			8,931	0	(46)
	04/2015	$		9,880		BRL	28,651	0	(903)

UAG	04/2015		EUR	29,711	$		33,790	1,843	0
	04/2015		JPY	1,935,803			16,202	61	0
	04/2015	$		43,524		EUR	39,614	0	(929)
	05/2015		EUR	39,614	$		43,543	929	0
	06/2015	$		503		INR	32,037	5	0

Total Forward Foreign Currency Contracts								$13,810	$(2,616)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,900	$151	$5

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		35,850	84	98

								$235	$103

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC EURO STOXX 50 Index	$3,631.000	12/20/2019	EUR	397	$1,381	$2,108

Total Purchased Options						$1,616	$2,211

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	6,400	$(10)	$0

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.450%	05/20/2015	EUR	4,000	(3)	(3)

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	2,900	(4)	0
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	05/20/2015		8,200	(11)	(3)
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.850%	06/17/2015		3,600	(5)	(3)
	Put - OTC CDX.IG-24 5-Year Index	Sell	0.850%	06/17/2015		3,800	(4)	(4)

GST	Put - OTC CDX.IG-24 5-Year Index	Sell	0.850%	06/17/2015		3,600	(5)	(3)

JPM	Put - OTC CDX.IG-23 5-Year Index	Sell	0.900%	05/20/2015		4,200	(5)	(1)

							$(47)	$(17)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.650	05/27/2015	$15,500	$(491)	$(2,823)

BRC	Call - OTC USD versus INR	INR	68.000	06/22/2015	4,650	(92)	(6)

GLM	Call - OTC USD versus BRL	BRL	2.700	06/02/2015	6,500	(196)	(1,096)
	Call - OTC USD versus INR	INR	67.000	06/02/2015	6,000	(123)	(6)

MSB	Call - OTC USD versus INR		65.900	06/03/2015	9,400	(224)	(18)

						$(1,126)	$(3,949)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	8,000	$(150)	$(13)

GLM	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350%	09/08/2015	EUR	15,000	(35)	(85)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	09/08/2015		15,000	(35)	(4)

MYC	Call - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Receive	2.910%	08/17/2015	$	63,800	(230)	(474)
	Put - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Pay	2.910%	08/17/2015		63,800	(230)	(27)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		7,750	(87)	(90)

								$(767)	$(693)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR 397	$(1,381)	$(843)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC American Airlines Group, Inc.	$42.000	05/15/2015	$ 8	$(16)	$(3)
	Put - OTC Delta Air Lines, Inc.	39.000	06/19/2015	9	(16)	(8)
	Put - OTC United Continental Holdings	57.500	06/19/2015	6	(21)	(10)

					$(53)	$(21)

Total Written Options					$(3,374)	$(5,523)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	1,052	$379,230	EUR	383,700	$(4,384)
Sales	2,725	1,360,998		497,000	(11,822)
Closing Buys	(310)	(120,700)		(3)	4,524
Expirations	(2,856)	(961,095)		(711,800)	5,725
Exercised	(208)	(440,310)		(134,500)	1,262

Balance at End of Period	403	$218,123	EUR	34,397	$(4,695)

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Arrow Electronics, Inc.	(1.000%	)	12/20/2018	0.438%	$	3,400	$11	$(82)	$0	$(71)
	Avnet, Inc.	(1.000%	)	12/20/2018	0.507%		2,500	12	(58)	0	(46)

GST	CA, Inc.	(1.000%	)	12/20/2018	0.530%		6,000	(53)	(52)	0	(105)
	ConocoPhillips	(1.000%	)	06/20/2019	0.388%		4,100	(165)	59	0	(106)

JPM	Avnet, Inc.	(1.000%	)	12/20/2018	0.507%		4,050	22	(97)	0	(75)
	Staples, Inc.	(1.000%	)	03/20/2020	1.752%		3,575	124	1	125	0
	Xerox Corp.	(1.000%	)	12/20/2018	0.583%		5,200	104	(185)	0	(81)

								$55	$(414)	$125	$(484)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	06/20/2020	0.956%	$	8,700	$(16)	$38	$22	$0
	Sprint Communications, Inc.	5.000%	12/20/2019	3.763%		700	36	1	37	0

BPS	Chesapeake Energy Corp.	5.000%	03/20/2020	3.847%		500	16	11	27	0
	Sprint Communications, Inc.	5.000%	06/20/2020	4.058%		850	33	5	38	0

CBK	Mexico Government International Bond	1.000%	03/20/2020	1.212%		1,500	(17)	2	0	(15)
	MGM Resorts International	5.000%	12/20/2019	2.715%		5,900	527	67	594	0
	Sprint Communications, Inc.	5.000%	12/20/2019	3.763%		4,300	209	21	230	0

FBF	American Airlines Group, Inc.	5.000%	12/20/2015	1.779%		375	8	2	10	0
	American Airlines Group, Inc.	5.000%	12/20/2016	2.326%		250	5	6	11	0
	Forest Oil Corp.	5.000%	03/20/2018	133.611%		1,600	(64)	(1,234)	0	(1,298)

GST	Chesapeake Energy Corp.	5.000%	03/20/2020	3.847%		4,700	241	(1)	240	0
	Chesapeake Energy Corp.	5.000%	06/20/2020	3.948%		2,750	123	11	134	0
	D.R. Horton, Inc.	1.000%	12/20/2020	1.596%		1,600	(166)	116	0	(50)
	Forest Oil Corp.	5.000%	03/20/2017	139.611%		700	(25)	(529)	0	(554)
	Forest Oil Corp.	5.000%	06/20/2018	132.165%		800	(25)	(625)	0	(650)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		1,300	(147)	(109)	0	(256)
	PHH Corp.	5.000%	06/20/2020	3.952%		1,075	51	2	53	0
	Sprint Communications, Inc.	5.000%	12/20/2019	3.763%		500	23	4	27	0

HUS	Mexico Government International Bond	1.000%	03/20/2020	1.212%		2,000	(22)	2	0	(20)

JPM	Chesapeake Energy Corp.	5.000%	03/20/2020	3.847%		2,475	95	32	127	0
	Italy Government International Bond	1.000%	06/20/2020	0.956%		3,000	(4)	11	7	0

MYC	Chesapeake Energy Corp.	5.000%	03/20/2020	3.847%		900	49	(3)	46	0
	Chesapeake Energy Corp.	5.000%	06/20/2020	3.948%		1,050	50	1	51	0
	Forest Oil Corp.	5.000%	03/20/2019	129.169%		1,100	(116)	(785)	0	(901)
	Italy Government International Bond	1.000%	06/20/2020	0.956%		5,700	(10)	24	14	0

							$854	$(2,930)	$1,668	$(3,744)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-21 5-Year Index 25-35%	5.000%	12/20/2018	$4,600	$586	$78	$664	$0

CBK	CDX.HY-21 5-Year Index 25-35%	5.000%	12/20/2018	5,800	808	29	837	0

					$1,394	$107	$1,501	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	800	$(2)	$0	$0	$(2)
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019		900	0	(10)	0	(10)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019		1,200	6	(3)	3	0

BPS	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019		2,700	(6)	(24)	0	(30)
	Pay	3-Month EUR-EXT-CPI Index	0.850%	12/15/2019		400	0	(1)	0	(1)

CBK	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/22/2019		900	(3)	(7)	0	(10)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/15/2019		800	4	(1)	3	0

DUB	Pay	1-Year BRL-CDI	12.230%	01/04/2021	BRL	20,600	(6)	(51)	0	(57)
	Pay	3-Month EUR-EXT-CPI Index	0.600%	12/15/2018	EUR	400	0	1	1	0
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019		1,100	1	(18)	0	(17)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/15/2019		1,600	2	2	4	0

FBF	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019		800	1	(13)	0	(12)

GLM	Pay	3-Month EUR-EXT-CPI Index	0.900%	10/15/2019		3,400	(8)	(11)	0	(19)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	11/15/2019		8,300	3	(41)	0	(38)

JPM	Pay	3-Month NZD-LIBOR	5.000%	12/17/2024	NZD	1,700	30	115	145	0

MYC	Pay	3-Month EUR-EXT-CPI Index	0.350%	12/15/2017	EUR	450	0	2	2	0
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019		400	0	(2)	0	(2)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019		450	1	(1)	0	0

UAG	Pay	3-Month EUR-EXT-CPI Index	0.600%	12/15/2018		400	0	1	1	0
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019		1,200	0	(6)	0	(6)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019		800	0	(1)	0	(1)

							$23	$(69)	$159	$(205)

Total Swap Agreements							$2,326	$(3,306)	$3,453	$(4,433)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(k)	Securities with an aggregate market value of $5,874 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$122	$0	$726	$848	$(54)	$(2,823)	$(12)	$(2,889)	$(2,041)	$2,122	$81
BPS	291	0	65	356	(224)	(3)	(31)	(258)	98	0	98
BRC	42	0	0	42	0	(16)	(117)	(133)	(91)	0	(91)
CBK	1,561	0	1,664	3,225	(168)	0	(25)	(193)	3,032	(2,990)	42
DUB	19	2,113	5	2,137	0	(877)	(74)	(951)	1,186	(1,280)	(94)
FBF	1,427	0	21	1,448	0	0	(1,310)	(1,310)	138	(430)	(292)
GLM	2,279	0	0	2,279	0	(1,191)	(57)	(1,248)	1,031	(1,110)	(79)
GST	0	0	454	454	0	(3)	(1,721)	(1,724)	(1,270)	1,474	204
HUS	8	0	0	8	(1)	0	(20)	(21)	(13)	0	(13)
JPM	5,223	0	404	5,627	(291)	(1)	(156)	(448)	5,179	(5,497)	(318)
MSB	0	0	0	0	(949)	(18)	0	(967)	(967)	908	(59)
MYC	0	98	113	211	0	(591)	(903)	(1,494)	(1,283)	1,260	(23)
UAG	2,838	0	1	2,839	(929)	0	(7)	(936)	1,903	(1,680)	223

Total Over the Counter	$13,810	$2,211	$3,453	$19,474	$(2,616)	$(5,523)	$(4,433)	$(12,572)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2,155	$0	$0	$2,155
Futures	0	0	14	0	329	343
Swap Agreements	0	13	0	0	96	109

	$0	$13	$2,169	$0	$425	$2,607

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,810	$0	$13,810
Purchased Options	0	0	2,108	0	103	2,211
Swap Agreements	0	3,294	0	0	159	3,453

	$0	$3,294	$2,108	$13,810	$262	$19,474

	$0	$3,307	$4,277	$13,810	$687	$22,081

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$887	$0	$0	$887
Futures	0	0	38	0	137	175
Swap Agreements	0	0	0	0	460	460

	$0	$0	$925	$0	$597	$1,522

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,616	$0	$2,616
Written Options	0	17	864	3,949	693	5,523
Swap Agreements	0	4,228	0	0	205	4,433

	$0	$4,245	$864	$6,565	$898	$12,572

	$0	$4,245	$1,789	$6,565	$1,495	$14,094

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$922	$922
Futures	0	0	277	0	9,613	9,890
Swap Agreements	0	608	0	0	(15,389)	(14,781)

	$0	$608	$277	$0	$(4,854)	$(3,969)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$20,118	$0	$20,118
Purchased Options	0	0	(212)	0	(2,440)	(2,652)
Written Options	0	2,829	378	477	3,589	7,273
Swap Agreements	0	6,233	114	0	2,319	8,666

	$0	$9,062	$280	$20,595	$3,468	$33,405

	$0	$9,670	$557	$20,595	$(1,386)	$29,436

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$868	$0	$0	$868
Written Options	0	0	434	0	(3)	431
Futures	0	0	36	0	1,651	1,687
Swap Agreements	0	(652)	0	0	(8,688)	(9,340)

	$0	$(652)	$1,338	$0	$(7,040)	$(6,354)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,831	$0	$12,831
Purchased Options	0	0	727	0	340	1,067
Written Options	0	(293)	570	(3,037)	72	(2,688)
Swap Agreements	0	(6,519)	0	0	63	(6,456)

	$0	$(6,812)	$1,297	$9,794	$475	$4,754

	$0	$(7,464)	$2,635	$9,794	$(6,565)	$(1,600)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Schedule of Investments PIMCO Credit Absolute Return Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$82,048	$28,305	$110,353
Corporate Bonds & Notes
Banking & Finance	140	59,062	53,600	112,802
Industrials	0	113,042	0	113,042
Utilities	0	19,230	0	19,230
Municipal Bonds & Notes
New York	0	619	0	619
Ohio	0	534	0	534
U.S. Treasury Obligations	0	12,315	0	12,315
Mortgage-Backed Securities	0	74,630	0	74,630
Asset-Backed Securities	0	99,219	9,550	108,769
Sovereign Issues	0	25,168	0	25,168
Common Stocks
Consumer Discretionary	7,002	0	0	7,002
Financials	3,351	0	0	3,351
Health Care	429	0	0	429
Industrials	1,315	0	0	1,315
Information Technology	3,437	0	0	3,437
Short-Term Instruments
Short-Term Notes	0	1,545	0	1,545
Mexico Treasury Bills	0	39,715	0	39,715
U.S. Treasury Bills	0	7,914	0	7,914
	$15,674	$535,041	$91,455	$642,170

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$200,160	$0	$0	$200,160

Total Investments	$215,834	$535,041	$91,455	$842,330

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	343	2,264	0	2,607
Over the counter	0	19,474	0	19,474
	$343	$21,738	$0	$22,081

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(175)	(1,347)	0	(1,522)
Over the counter	0	(12,572)	0	(12,572)
	$(175)	$(13,919)	$0	$(14,094)

Totals	$216,002	$542,860	$91,455	$850,317

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$10,833	$30,896	$(18,247)	$14	$94	$(973)	$5,688	$0	$28,305	$(913)
Corporate Bonds & Notes
Banking & Finance	20,160	36,030	(422)	65	21	652	0	(2,906)	53,600	713
Industrials	17,472	0	(17,819)	(15)	655	(293)	0	0	0	0
Asset-Backed Securities	9,756	0	0	46	0	(252)	0	0	9,550	(251)

Totals	$58,221	$66,926	$(36,488)	$110	$770	$(866)	$5,688	$(2,906)	$91,455	$(451)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$17,924	Benchmark Pricing	Base Price	100.00-101.75
	10,381	Third Party Vendor	Broker Quote	65.00-100.13
Corporate Bonds & Notes
Banking & Finance	53,600	Benchmark Pricing	Base Price	100.00-102.75
Asset-Backed Securities	9,550	Benchmark Pricing	Base Price	100.54

Total	$91,455

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Diversified Income Fund

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.5%

BANK LOAN OBLIGATIONS 7.1%
Albertson’s Holdings LLC
4.500% - 5.500% due 08/25/2021	$1,000	$1,009
5.000% due 08/25/2019	2,600	2,620
5.375% due 03/21/2019	4,857	4,893
Amaya Holdings BV
5.000% due 08/01/2021	19,104	18,953
8.000% due 08/01/2022	2,850	2,854
Avago Technologies Cayman Ltd.
3.750% due 05/06/2021	2,951	2,961
Biomet, Inc.
3.674% due 07/25/2017	9,153	9,153
Burger King Worldwide, Inc.
4.500% due 12/12/2021	10,804	10,924
Community Health Systems, Inc.
4.250% due 01/27/2021	3,950	3,974
Dell, Inc.
4.500% due 04/29/2020	5,586	5,627
Dollar Tree, Inc.
4.250% due 03/09/2022	2,000	2,023
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	30,022	30,184
Flying Fortress, Inc.
3.500% due 06/30/2017	100	100
Gardner Denver, Inc.
4.250% due 07/30/2020	8,805	8,374
Gates Global, Inc.
4.250% due 07/03/2021	2,786	2,779
H.J. Heinz Co.
3.250% due 06/05/2020	14,740	14,769
HCA, Inc.
2.678% due 05/02/2016	5,747	5,748
Hertz Corp.
3.500% due 03/11/2018	3,344	3,337
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019	7,671	7,651
Numericable U.S. LLC
4.500% due 05/21/2020	3,491	3,506
OGX
10.000% due 04/10/2015	1,281	993
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020	1,021	1,022
Realogy Corp.
3.750% due 03/05/2020	3,439	3,441
Rise Ltd.
4.750% due 01/31/2021 (g)	6,544	6,632
Seadrill Partners Finco LLC
4.000% due 02/21/2021	2,574	2,052
Station Casinos LLC
4.250% due 03/02/2020	11,915	11,961
Texas Competitive Electric Holdings Co. LLC
3.750% due 05/05/2016	7,901	7,951
Valeant Pharmaceuticals International, Inc.
4.250% due 03/10/2022	2,082	2,094
4.250% due 03/13/2022	2,718	2,734

Total Bank Loan Obligations (Cost $179,884)		180,319

CORPORATE BONDS & NOTES 62.0%

BANKING & FINANCE 26.0%
Ally Financial, Inc.
4.125% due 03/30/2020	4,550	4,533

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American International Group, Inc.
6.250% due 05/01/2036 (i)		$7,600	$9,938
8.175% due 05/15/2068		500	712
Banco do Brasil S.A.
3.875% due 10/10/2022		1,900	1,759
6.000% due 01/22/2020		5,300	5,671
9.000% due 06/18/2024 (f)		2,800	2,427
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (f)	EUR	8,100	10,157
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		$2,860	2,921
Bank of America Corp.
6.100% due 03/17/2025 (f)		9,300	9,457
Banque PSA Finance S.A.
5.750% due 04/04/2021		12,074	13,161
Barclays Bank PLC
7.625% due 11/21/2022		30,000	35,175
7.750% due 04/10/2023		4,900	5,439
14.000% due 06/15/2019 (f)	GBP	5,400	10,797
Barclays PLC
8.000% due 12/15/2020 (f)	EUR	900	1,080
8.250% due 12/15/2018 (f)		$500	537
BBVA Banco Continental S.A.
5.000% due 08/26/2022		300	320
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,700	1,890
6.750% due 09/30/2022		500	567
7.250% due 04/22/2020		2,500	2,775
Blackstone CQP Holdco LP
9.296% due 03/18/2019		34,616	35,791
BPCE S.A.
4.500% due 03/15/2025		5,300	5,405
4.625% due 07/11/2024		1,700	1,748
12.500% due 09/30/2019 (f)	EUR	4,869	7,303
Catlin Insurance Co. Ltd.
7.249% due 01/19/2017 (f)		$460	433
CIT Group, Inc.
4.250% due 08/15/2017		27,300	27,778
5.250% due 03/15/2018		100	104
6.625% due 04/01/2018		500	538
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	6,025	9,643
Credit Agricole S.A.
7.875% due 01/23/2024 (f)		$1,300	1,380
8.125% due 09/19/2033		2,600	2,964
8.375% due 10/13/2019 (f)		9,230	10,957
Credit Suisse AG
6.500% due 08/08/2023		11,100	12,702
Credit Suisse Group AG
7.500% due 12/11/2023 (f)		6,600	7,103
Crown Castle International Corp.
5.250% due 01/15/2023		19,600	20,678
Denali Borrower LLC
5.625% due 10/15/2020		2,400	2,543
DNB Boligkreditt A/S
2.900% due 03/29/2017		1,000	1,022
Doctors Co.
6.500% due 10/15/2023		10,425	11,688
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		16,258	17,279
EDC Finance Ltd.
4.875% due 04/17/2020		10,050	8,413
Heta Asset Resolution AG
4.250% due 10/31/2016 ^	EUR	10,140	6,433
4.375% due 01/24/2017 ^		12,900	8,175

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		$1,332	$100
HSBC Capital Funding LP
10.176% due 06/30/2030 (f)		1,350	2,052
HSBC Holdings PLC
5.250% due 09/16/2022 (f)	EUR	200	223
6.375% due 09/17/2024 (f)		$6,400	6,544
6.375% due 03/30/2025 (f)		1,800	1,845
6.500% due 09/15/2037		125	160
7.625% due 05/17/2032		2,300	3,167
Intesa Sanpaolo SpA
6.500% due 02/24/2021 (i)		19,500	23,190
iStar Financial, Inc.
4.000% due 11/01/2017		4,700	4,659
5.000% due 07/01/2019		9,800	9,837
Itau Unibanco Holding S.A.
5.650% due 03/19/2022		9,200	9,272
JPMorgan Chase & Co.
7.900% due 04/30/2018 (f)		15,500	16,759
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (g)		2,609	2,461
8.500% due 08/08/2019 (g)		870	820
LBG Capital PLC
7.625% due 10/14/2020	EUR	1,992	2,351
8.875% due 02/07/2020		300	363
15.000% due 12/21/2019	GBP	200	419
15.000% due 12/21/2019	EUR	4,700	7,575
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		$12,800	18,432
Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	3,340
Navient Corp.
8.000% due 03/25/2020		$17,000	18,953
8.450% due 06/15/2018		5,375	5,980
Nostrum Oil & Gas Finance BV
6.375% due 02/14/2019		7,100	6,140
Novo Banco S.A.
5.000% due 04/23/2019	EUR	2,150	2,390
5.000% due 05/14/2019		5,700	6,332
5.000% due 05/21/2019		2,500	2,780
5.875% due 11/09/2015		1,900	2,062
7.000% due 03/04/2016		500	552
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		$700	706
4.950% due 04/01/2024		1,900	2,011
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		5,400	5,589
7.250% due 12/15/2021		5,000	5,200
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		2,240	2,136
Private Export Funding Corp.
4.550% due 05/15/2015		750	754
Rabobank Group
8.400% due 06/29/2017 (f)		8,600	9,548
11.000% due 06/30/2019 (f)		23,488	30,300
Rio Oil Finance Trust
6.250% due 07/06/2024 (i)		17,600	16,087
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (f)		1,850	2,340
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.100% due 07/25/2018		7,400	6,869
6.299% due 05/15/2017		3,020	2,959
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		16,350	14,993
SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,792

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Synchrony Financial
2.700% due 02/03/2020		$600	$603
UBS AG
7.250% due 02/22/2022		5,200	5,608
7.625% due 08/17/2022		23,800	28,908
UOB Cayman Ltd.
5.796% due 03/15/2016 (f)		1,700	1,743
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	15,660	24,471
Wells Fargo & Co.
7.980% due 03/15/2018 (f)		$5,600	6,160
Wells Fargo Capital
5.950% due 12/01/2086		2,800	2,916

			658,847

INDUSTRIALS 20.8%
ADT Corp.
4.875% due 07/15/2042		6,460	5,192
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		8,000	7,970
ALROSA Finance S.A.
7.750% due 11/03/2020		18,700	18,795
Altice Financing S.A.
6.625% due 02/15/2023		1,000	1,035
Altice S.A.
7.250% due 05/15/2022	EUR	1,300	1,462
7.750% due 05/15/2022		$900	918
Aviation Capital Group Corp.
7.125% due 10/15/2020		5,245	6,104
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		2,895	2,967
California Resources Corp.
5.000% due 01/15/2020		6,600	5,989
5.500% due 09/15/2021		6,200	5,557
6.000% due 11/15/2024		4,100	3,613
Cemex S.A.B. de C.V.
4.750% due 01/11/2022	EUR	2,600	2,867
6.500% due 12/10/2019		$9,800	10,437
Columbus International, Inc.
7.375% due 03/30/2021		700	739
CONSOL Energy, Inc.
5.875% due 04/15/2022		3,500	3,185
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		901	955
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		2,700	81
9.250% due 06/30/2020 ^		14,300	430
CSC Holdings LLC
8.625% due 02/15/2019		5,300	6,155
CSN Islands Corp.
6.875% due 09/21/2019		1,400	1,260
6.875% due 09/21/2019 (i)		2,890	2,601
CVS Pass-Through Trust
5.773% due 01/10/2033		357	421
6.943% due 01/10/2030		9,852	12,270
7.507% due 01/10/2032		10,453	13,603
Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		37	43
7.750% due 06/17/2021		508	587
Denbury Resources, Inc.
4.625% due 07/15/2023		1,550	1,337
DISH DBS Corp.
5.125% due 05/01/2020		1,600	1,616
5.875% due 11/15/2024		1,700	1,706
7.875% due 09/01/2019		6,900	7,728

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Eagle Spinco, Inc.
4.625% due 02/15/2021		$1,100	$1,092
Endo Finance LLC
5.375% due 01/15/2023		2,200	2,200
6.000% due 02/01/2025		3,950	4,069
Enterprise Products Operating LLC
7.034% due 01/15/2068		1,200	1,298
8.375% due 08/01/2066		7,175	7,563
Europcar Groupe S.A.
11.500% due 05/15/2017	EUR	1,600	1,944
Family Tree Escrow LLC
5.250% due 03/01/2020		$500	526
5.750% due 03/01/2023		1,150	1,213
Financiere Quick S.A.S.
4.821% due 04/15/2019	EUR	9,700	9,640
Flextronics International Ltd.
5.000% due 02/15/2023		$3,700	3,894
GTL Trade Finance, Inc.
5.893% due 04/29/2024		8,700	8,430
HCA, Inc.
7.500% due 02/15/2022		5,700	6,662
HD Supply, Inc.
7.500% due 07/15/2020		1,600	1,720
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	200	151
5.014% due 12/27/2017		900	658
Iceland Bondco PLC
6.250% due 07/15/2021 (i)	GBP	2,400	3,006
KazMunayGas National Co. JSC
9.125% due 07/02/2018		$3,500	3,813
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		1,700	1,716
Kinder Morgan, Inc.
3.050% due 12/01/2019		200	202
4.300% due 06/01/2025		300	309
7.750% due 01/15/2032		1,600	1,979
MCE Finance Ltd.
5.000% due 02/15/2021		13,900	13,066
Medtronic, Inc.
3.500% due 03/15/2025		2,700	2,828
4.375% due 03/15/2035		1,000	1,094
Mongolian Mining Corp.
8.875% due 03/29/2017		1,500	1,058
New Albertson’s, Inc.
6.570% due 02/23/2028		800	662
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		12,500	12,969
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021		674	711
Numericable SFR S.A.S.
4.875% due 05/15/2019		900	899
5.375% due 05/15/2022	EUR	400	451
5.625% due 05/15/2024		400	455
6.000% due 05/15/2022		$2,800	2,846
6.250% due 05/15/2024		14,900	15,105
OGX Austria GmbH
8.375% due 04/01/2022 ^		12,200	65
8.500% due 06/01/2018 ^		20,900	115
ONEOK Partners LP
5.000% due 09/15/2023		8,250	8,652
Pertamina Persero PT
4.300% due 05/20/2023		10,000	10,075
4.875% due 05/03/2022		370	386
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		22,145	6,919
5.500% due 04/12/2037		48,685	15,214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$3,913	$4,087
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		2,900	2,746
Platform Specialty Products Corp.
6.500% due 02/01/2022		1,900	1,995
Regency Energy Partners LP
4.500% due 11/01/2023		9,300	9,393
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		7,200	7,694
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		19,000	19,689
6.875% due 02/15/2021		1,500	1,586
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		5,400	5,427
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		8,600	8,686
5.625% due 04/15/2023		12,100	12,115
5.750% due 05/15/2024		21,450	21,664
SCF Capital Ltd.
5.375% due 10/27/2017		1,000	909
Schaeffler Finance BV
2.500% due 05/15/2020 (b)	EUR	4,500	4,847
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		$8,600	8,152
6.700% due 10/25/2017		500	508
Sibur Securities Ltd.
3.914% due 01/31/2018		2,808	2,568
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	200	309
T-Mobile USA, Inc.
6.250% due 04/01/2021		$8,000	8,350
6.375% due 03/01/2025		5,000	5,172
Telenet Finance Luxembourg S.C.A.
6.750% due 08/15/2024	EUR	1,500	1,814
Tenet Healthcare Corp.
4.500% due 04/01/2021		$5,200	5,116
5.000% due 03/01/2019		1,400	1,393
6.000% due 10/01/2020		4,500	4,776
Tesoro Logistics LP
6.125% due 10/15/2021		14,050	14,542
Tullow Oil PLC
6.000% due 11/01/2020		15,060	13,177
6.250% due 04/15/2022		6,200	5,394
Unitymedia Hessen GmbH & Co. KG
5.625% due 04/15/2023	EUR	4,230	4,952
UPC Holding BV
6.375% due 09/15/2022		800	929
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016 ^		$1,800	208
9.500% due 01/21/2020 ^		1,300	150
Vedanta Resources PLC
6.000% due 01/31/2019 (i)		3,700	3,315
VRX Escrow Corp.
5.375% due 03/15/2020		15,700	15,896
VWR Funding, Inc.
4.625% due 04/15/2022	EUR	4,200	4,471
Whiting Petroleum Corp.
5.000% due 03/15/2019		$6,300	6,221
Wind Acquisition Finance S.A.
4.000% due 07/15/2020	EUR	3,300	3,584
7.375% due 04/23/2021		$14,800	15,392
Zhaikmunai LLP
7.125% due 11/13/2019 (i)		18,500	16,049

			526,554

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 15.2%
AES Corp.
8.000% due 06/01/2020		$6,000	$6,885
AES Panama SRL
6.350% due 12/21/2016		200	208
Beaver Valley Funding Corp.
9.000% due 06/01/2017		22	24
BG Energy Capital PLC
6.500% due 11/30/2072		900	964
6.500% due 11/30/2072	GBP	17,700	28,171
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034		$2,195	2,346
CenturyLink, Inc.
5.625% due 04/01/2020		6,600	6,955
Dynegy Finance, Inc.
6.750% due 11/01/2019		2,200	2,280
7.375% due 11/01/2022		1,700	1,793
7.625% due 11/01/2024		700	736
FirstEnergy Corp.
7.375% due 11/15/2031		14,390	18,323
FirstEnergy Solutions Corp.
6.050% due 08/15/2021		100	111
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		7,800	6,955
4.950% due 02/06/2028		300	251
6.510% due 03/07/2022		12,100	11,781
8.146% due 04/11/2018		13,700	14,385
8.625% due 04/28/2034		6,350	6,821
Genesis Energy LP
5.625% due 06/15/2024		6,400	6,048
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		100	110
Koninklijke KPN NV
6.125% due 09/14/2018 (f)	EUR	13,700	16,222
Majapahit Holding BV
7.750% due 01/20/2020		$6,610	7,827
8.000% due 08/07/2019		6,900	8,159
Midwest Generation LLC
8.560% due 01/02/2016		39	39
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022 (i)		21,725	17,217
6.604% due 02/03/2021		10,900	10,243
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		11,815	10,250
Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		422	487
Petrobras Global Finance BV
2.393% due 01/15/2019		400	348
3.000% due 01/15/2019		500	433
4.375% due 05/20/2023		1,800	1,544
5.625% due 05/20/2043		2,700	2,200
6.250% due 03/17/2024 (i)		36,100	34,125
6.875% due 01/20/2040		27,850	25,443
Petroleos Mexicanos
5.500% due 02/24/2025	EUR	3,800	5,191
5.500% due 06/27/2044		$9,100	9,225
6.625% due 06/15/2035		15,200	17,480
6.625% due 06/15/2038		6,600	7,458
Qwest Corp.
7.250% due 09/15/2025		3,250	3,786
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		802	866
5.838% due 09/30/2027		1,370	1,583
6.332% due 09/30/2027		500	598
Rosneft Finance S.A.
6.625% due 03/20/2017		8,650	8,693

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 02/02/2020	$2,500	$2,404
7.500% due 07/18/2016	12,950	13,230
7.875% due 03/13/2018	3,600	3,654
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017	3,700	3,487
Sprint Capital Corp.
6.900% due 05/01/2019	1,700	1,766
8.750% due 03/15/2032	300	312
Sprint Communications, Inc.
8.375% due 08/15/2017	21,000	22,864
Sprint Corp.
7.125% due 06/15/2024	2,300	2,265
7.875% due 09/15/2023	3,200	3,280
SSE PLC
5.625% due 10/01/2017 (f)	3,500	3,711
VimpelCom Holdings BV
5.950% due 02/13/2023	19,800	17,226
7.504% due 03/01/2022	1,100	1,049
Yellowstone Energy LP
5.750% due 12/31/2026	3,697	3,867

		383,679

Total Corporate Bonds & Notes (Cost $1,655,841)		1,569,080

MUNICIPAL BONDS & NOTES 2.8%

CALIFORNIA 0.1%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047	1,900	1,608
Tobacco Securitization Authority of Northern California Revenue Bonds, Series 2005
5.400% due 06/01/2027	985	945
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,050	898

		3,451

NEW JERSEY 0.8%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2029	200	171
5.000% due 06/01/2041	24,860	19,099

		19,270

NEW YORK 0.0%
TSASC, Inc., New York Revenue Bonds, Series 2006
5.000% due 06/01/2026	1,000	1,008

OHIO 0.9%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	17,800	14,651
6.000% due 06/01/2042	8,425	7,009
6.500% due 06/01/2047	500	445

		22,105

TEXAS 1.0%
Texas Public Finance Authority Revenue Notes, Series 2014
5.250% due 07/01/2017	21,350	21,422
8.250% due 07/01/2024	3,500	3,516

		24,938

Total Municipal Bonds & Notes (Cost $69,687)		70,772

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.2%
Fannie Mae
0.627% due 10/18/2030	$5	$5
0.674% due 03/25/2017	6	6
4.476% due 09/25/2040 (a)	1,200	154
5.000% due 11/01/2035	129	143
5.626% due 09/25/2037 (a)	2,660	461
6.500% due 06/25/2028	89	100
6.850% due 12/18/2027	63	74
Freddie Mac
0.675% due 09/15/2030	15	15
1.220% due 10/25/2044	115	118
1.314% due 02/25/2045	19	20
1.521% due 07/25/2044	199	203
2.396% due 05/01/2023	7	7
5.500% due 09/15/2017	23	24
6.500% due 07/25/2043	9	11
Ginnie Mae
1.625% due 11/20/2023 - 11/20/2027	91	93
6.112% due 09/16/2042	1,692	1,875
9.250% due 12/20/2019 - 06/20/2021	4	4
New Valley Generation
7.299% due 03/15/2019 (e)	355	395
Small Business Administration
4.340% due 03/01/2024	71	75
5.080% due 11/01/2022	186	200
5.130% due 09/01/2023	10	11
6.900% due 12/01/2020	120	131
7.150% due 03/01/2017	28	29
7.190% due 12/01/2019	51	55
7.300% due 05/01/2017	14	14
Vendee Mortgage Trust
6.000% due 12/15/2030	962	1,023

Total U.S. Government Agencies (Cost $5,232)		5,246

U.S. TREASURY OBLIGATIONS 4.0%
U.S. Treasury Bonds
2.750% due 08/15/2042 (i)(n)	1,800	1,873
3.000% due 05/15/2042 (i)	4,000	4,366
3.125% due 02/15/2042 (i)	8,400	9,387
3.125% due 02/15/2043 (l)(n)	2,100	2,345
4.250% due 05/15/2039 (i)	8,300	10,970
4.375% due 11/15/2039 (i)	4,250	5,730
4.375% due 05/15/2040 (i)(n)	10,150	13,725
4.625% due 02/15/2040 (i)(k)(n)	4,700	6,566
6.125% due 11/15/2027 (i)(n)	5,350	7,742
6.250% due 05/15/2030 (i)	24,400	37,090

Total U.S. Treasury Obligations (Cost $100,360)		99,794

MORTGAGE-BACKED SECURITIES 11.5%
Adjustable Rate Mortgage Trust
2.415% due 01/25/2035	2,336	2,413
2.811% due 11/25/2035	1,031	1,045
4.858% due 01/25/2036 ^	592	528
American Home Mortgage Assets Trust
0.364% due 05/25/2046 ^	435	315
0.384% due 10/25/2046	1,076	758
American Home Mortgage Investment Trust
2.128% due 12/25/2035	1,220	844
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	2,220	2,365
5.754% due 02/10/2051	7,540	8,197

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Funding Trust
0.673% due 06/26/2035	$3,315	$3,090
0.673% due 07/26/2036	258	255
2.622% due 03/20/2036	168	155
2.681% due 09/20/2035 ^	236	205
5.500% due 01/25/2036	570	595
6.000% due 07/25/2037 ^	780	653
6.000% due 08/25/2037 ^	519	457
Banc of America Mortgage Trust
2.315% due 11/25/2034	79	76
2.643% due 02/25/2036 ^	60	52
2.888% due 11/20/2046 ^	4,275	3,563
5.500% due 12/25/2020	152	156
5.500% due 11/25/2035	189	179
6.000% due 10/25/2036 ^	458	392
BCAP LLC Trust
0.301% due 06/26/2037	135	132
Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033	5	5
2.480% due 08/25/2035	2,447	2,130
2.486% due 02/25/2036 ^	1,386	1,153
2.549% due 01/25/2035	45	43
2.594% due 02/25/2033	10	10
2.679% due 01/25/2034	18	18
2.680% due 03/25/2035	13,501	13,668
2.722% due 01/25/2034	5	5
2.755% due 01/25/2035	1,007	982
5.112% due 08/25/2035	1,172	1,177
Bear Stearns ALT-A Trust
0.514% due 08/25/2036 ^	1,808	1,377
2.528% due 08/25/2036 ^	486	310
2.619% due 11/25/2036	5,147	3,463
2.651% due 09/25/2035	1,469	1,267
2.671% due 05/25/2035	370	363
2.696% due 03/25/2036 ^	521	399
2.718% due 11/25/2036	350	272
4.270% due 11/25/2036 ^	341	263
Chase Mortgage Finance Trust
5.500% due 11/25/2035	1,543	1,553
5.500% due 07/25/2037 ^	2,795	2,436
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035	842	836
2.530% due 05/25/2035	158	157
2.568% due 05/25/2035	1,140	1,104
2.570% due 10/25/2035 ^	451	448
2.573% due 08/25/2035 ^	205	149
2.622% due 03/25/2034	53	52
2.715% due 09/25/2037 ^	1,182	1,065
2.932% due 09/25/2037 ^	761	637
5.372% due 04/25/2037 ^	801	709
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	1,957	1,746
Countrywide Alternative Loan Trust
0.294% due 06/25/2036	8,453	7,435
0.354% due 04/25/2046	19,423	16,856
0.371% due 12/20/2046	2,718	2,049
0.386% due 07/20/2046 ^	1,111	804
0.404% due 08/25/2046 ^	15	12
0.456% due 09/20/2046	468	165
0.504% due 11/20/2035	405	331
1.128% due 12/25/2035	348	289
2.587% due 02/25/2037 ^	2,349	2,093
4.806% due 10/25/2035 ^	175	145
5.500% due 11/25/2035 ^	1,980	1,857
5.500% due 12/25/2035 ^	1,384	1,284
5.500% due 01/25/2036	565	506
5.750% due 02/25/2035	1,231	1,211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 03/25/2037 ^		$293	$259
6.000% due 02/25/2037 ^		5,292	4,247
6.250% due 11/25/2036 ^		2,175	2,063
6.250% due 12/25/2036 ^		1,011	845
6.250% due 08/25/2037 ^		7,076	6,329
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 05/25/2035		166	141
0.474% due 04/25/2046 ^		132	74
2.349% due 04/20/2035		314	315
2.400% due 07/20/2034		398	398
2.458% due 10/19/2032		5	4
2.534% due 02/25/2034		610	601
5.000% due 04/25/2035		229	232
5.500% due 01/25/2035		664	676
5.500% due 09/25/2035 ^		935	918
5.500% due 12/25/2035 ^		926	873
6.000% due 05/25/2036 ^		467	432
6.000% due 01/25/2037 ^		9,635	9,197
Countrywide Home Loan Reperforming REMIC Trust
0.514% due 06/25/2035		246	218
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040		407	428
5.903% due 09/15/2039		11,129	11,932
Credit Suisse First Boston Mortgage Securities Corp.
2.181% due 06/25/2033		381	375
6.000% due 01/25/2036 ^		2,016	1,481
Credit Suisse Mortgage Capital Certificates
2.522% due 02/26/2036		1,468	1,412
2.598% due 09/26/2047		1,484	1,463
CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^		552	341
Deutsche ALT-A Securities, Inc.
0.354% due 06/25/2037 ^		2,392	1,999
5.012% due 10/25/2035		235	202
5.500% due 12/25/2035 ^		408	342
Deutsche ALT-B Securities, Inc.
6.300% due 07/25/2036 ^		350	270
Deutsche Mortgage & Asset Receiving Corp.
1.274% due 07/27/2045		795	788
EMF-NL Prime BV
0.860% due 04/17/2041	EUR	1,764	1,778
First Horizon Asset Securities, Inc.
4.913% due 02/25/2036		$531	512
First Horizon Mortgage Pass-Through Trust
2.571% due 02/25/2035		669	673
5.750% due 02/25/2036 ^		299	275
5.750% due 05/25/2037 ^		1,948	1,686
General Electric Capital Assurance Co.
5.254% due 05/12/2035		39	39
GMAC Mortgage Corp. Loan Trust
2.804% due 11/19/2035		310	298
2.982% due 04/19/2036 ^		147	132
Greenpoint Mortgage Funding Trust
0.444% due 11/25/2045		72	61
Greenpoint Mortgage Pass-Through Certificates
2.784% due 10/25/2033		560	554
GSR Mortgage Loan Trust
2.097% due 06/25/2034		188	183
2.465% due 11/25/2035 ^		196	164
2.598% due 05/25/2034		707	697
2.599% due 05/25/2035		792	736
2.630% due 01/25/2036 ^		270	249
2.670% due 09/25/2035		140	140
2.672% due 11/25/2035		2,200	2,153
6.000% due 02/25/2036 ^		4,068	3,351
6.000% due 03/25/2037 ^		729	701
6.000% due 05/25/2037 ^		289	271

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HarborView Mortgage Loan Trust
0.368% due 09/19/2037	$989	$784
0.368% due 01/19/2038	1,227	1,045
4.449% due 06/19/2036 ^	297	210
HomeBanc Mortgage Trust
0.434% due 01/25/2036	844	731
4.952% due 04/25/2037 ^	244	199
IndyMac Mortgage Loan Trust
0.414% due 07/25/2035	99	87
0.444% due 06/25/2037 ^	307	198
2.342% due 07/25/2037	195	125
2.716% due 08/25/2036	134	95
2.833% due 06/25/2036	676	538
JPMorgan Alternative Loan Trust
0.281% due 09/25/2036 ^	1,315	1,173
0.314% due 03/25/2037	1,445	1,055
JPMorgan Mortgage Trust
2.169% due 07/27/2037	2,525	2,191
2.504% due 07/25/2035	159	157
2.529% due 08/25/2035 ^	1,132	1,077
2.702% due 04/25/2035	2,344	2,366
5.050% due 04/25/2036 ^	181	170
5.158% due 06/25/2037 ^	4,177	3,854
5.162% due 07/25/2035	210	209
5.750% due 01/25/2036 ^	586	546
JPMorgan Resecuritization Trust
0.670% due 06/26/2036	688	684
0.671% due 03/26/2037	1,138	1,112
LB Mortgage Trust
8.554% due 01/20/2017	11	11
LB-UBS Commercial Mortgage Trust
5.372% due 09/15/2039	1,700	1,786
5.424% due 02/15/2040	716	761
5.866% due 09/15/2045	525	577
Lehman XS Trust
0.334% due 03/25/2047 ^	1,142	887
0.354% due 07/25/2037 ^	987	739
MASTR Adjustable Rate Mortgages Trust
0.414% due 05/25/2037	209	143
0.514% due 05/25/2047 ^	412	192
0.868% due 01/25/2047 ^	1,318	933
2.468% due 08/25/2034	71	71
2.722% due 11/25/2033	45	45
MASTR Alternative Loan Trust
0.574% due 03/25/2036	644	164
Merrill Lynch Alternative Note Asset Trust
2.860% due 06/25/2037 ^	310	231
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036	2,961	2,725
1.582% due 10/25/2035	1,214	1,182
2.658% due 05/25/2034	484	479
2.693% due 11/25/2035	299	298
5.389% due 12/25/2035	2,140	1,982
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	750	805
5.874% due 08/12/2049	300	326
Morgan Stanley Capital Trust
5.671% due 04/12/2049	199	199
5.686% due 04/15/2049	1,200	1,288
5.909% due 06/11/2049	3,246	3,528
Morgan Stanley Mortgage Loan Trust
2.121% due 06/25/2036	76	73
2.451% due 07/25/2035	4,920	4,279
2.885% due 11/25/2037	1,863	1,518
6.000% due 10/25/2037 ^	7,867	6,735
Nomura Asset Acceptance Corp.
5.820% due 03/25/2047	262	266

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.554% due 12/25/2035	$2,000	$1,751
Prime Mortgage Trust
0.674% due 02/25/2035	813	775
RBSGC Structured Trust
5.500% due 11/25/2035	6,854	6,058
RBSSP Resecuritization Trust
0.673% due 09/26/2034	699	657
0.673% due 03/26/2036	565	555
0.673% due 04/26/2037	663	622
Residential Accredit Loans, Inc. Trust
0.274% due 05/25/2037	754	590
0.364% due 07/25/2036	360	291
0.374% due 12/25/2046 ^	469	299
0.404% due 05/25/2037 ^	187	51
3.049% due 03/25/2035 ^	745	648
3.187% due 02/25/2035 ^	217	176
3.568% due 02/25/2036 ^	221	166
6.000% due 06/25/2036 ^	242	204
6.000% due 05/25/2037 ^	193	164
6.500% due 07/25/2036	878	735
Residential Asset Securitization Trust
0.574% due 01/25/2046 ^	1,380	728
6.000% due 02/25/2036	604	479
6.250% due 09/25/2037 ^	2,659	1,911
Residential Funding Mortgage Securities, Inc. Trust
2.990% due 09/25/2035 ^	391	312
3.190% due 02/25/2036 ^	1,120	1,008
6.000% due 10/25/2036 ^	1,126	1,002
Salomon Brothers Mortgage Securities, Inc.
0.674% due 05/25/2032	20	20
Structured Adjustable Rate Mortgage Loan Trust
0.374% due 04/25/2047	1,321	969
2.490% due 09/25/2035	5,792	5,177
2.496% due 01/25/2035	523	504
2.557% due 09/25/2036 ^	2,502	1,612
2.575% due 01/25/2036 ^	12	12
5.009% due 05/25/2036 ^	6,304	5,849
5.146% due 03/25/2036 ^	174	144
Structured Asset Mortgage Investments Trust
0.394% due 05/25/2036	2,164	1,624
0.434% due 05/25/2046 ^	114	41
0.838% due 09/19/2032	52	51
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.116% due 07/25/2032	2	2
2.344% due 06/25/2033	424	410
6.000% due 11/25/2034	686	701
Structured Asset Securities Corp. Trust
5.500% due 12/25/2034	384	386
Wachovia Mortgage Loan Trust LLC
2.629% due 08/20/2035 ^	1,530	1,397
5.418% due 10/20/2035	178	175
WaMu Mortgage Pass-Through Certificates Trust
0.434% due 11/25/2045	1,694	1,567
0.444% due 12/25/2045	1,453	1,354
0.494% due 08/25/2045	1,329	1,265
0.828% due 02/25/2047	1,064	860
0.878% due 06/25/2047 ^	289	117
0.931% due 12/25/2046	493	465
1.001% due 10/25/2046	1,929	1,552
1.128% due 02/25/2046	665	631
1.128% due 08/25/2046	4,346	3,671
1.328% due 11/25/2042	4	4
1.528% due 06/25/2042	7	7
1.528% due 08/25/2042	8	7

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.948% due 02/27/2034		$59	$58
2.186% due 10/25/2046		350	320
2.192% due 07/25/2046		1,285	1,163
2.237% due 09/25/2036 ^		740	670
2.364% due 02/25/2037 ^		839	741
2.405% due 09/25/2033		8,041	8,314
3.919% due 12/25/2036 ^		751	693
Washington Mutual Mortgage Pass-Through Certificates Trust
0.414% due 01/25/2047 ^		961	677
0.888% due 04/25/2047 ^		6	0
0.898% due 04/25/2047 ^		280	44
0.968% due 05/25/2047 ^		247	20
2.024% due 02/25/2033		3	3
Wells Fargo Mortgage-Backed Securities Trust
0.674% due 07/25/2037 ^		307	262
2.491% due 09/25/2033		161	162
2.610% due 10/25/2035		890	892
2.610% due 07/25/2036 ^		826	785
2.610% due 11/25/2037 ^		1,880	1,661
2.615% due 12/25/2034		265	262
2.615% due 03/25/2036		2,274	2,261
2.618% due 06/25/2035		881	889
2.619% due 05/25/2036 ^		619	588
2.629% due 04/25/2035		226	231
2.629% due 07/25/2036 ^		307	298
2.646% due 04/25/2035		978	994
2.691% due 04/25/2036 ^		147	139
5.500% due 03/25/2036		3,269	3,403
5.750% due 05/25/2036 ^		1,286	1,275
6.000% due 04/25/2037 ^		1,440	1,432

Total Mortgage-Backed Securities (Cost $272,037)			291,589

ASSET-BACKED SECURITIES 3.1%
ACE Securities Corp.
0.474% due 02/25/2036		700	622
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		6,451	6,897
Argent Securities Trust
0.444% due 05/25/2036		756	284
Asset-Backed Funding Certificates Trust
0.334% due 01/25/2037		1,061	661
0.394% due 01/25/2037		4,542	2,855
Avoca CLO PLC
0.348% due 09/15/2021	EUR	770	824
Bear Stearns Asset-Backed Securities Trust
0.284% due 02/25/2037		$597	566
0.494% due 08/25/2036		3,942	3,914
0.664% due 09/25/2035		1,000	850
0.974% due 10/27/2032		36	34
1.174% due 10/25/2037		359	338
1.374% due 10/25/2034		300	299
1.424% due 08/25/2037		1,814	1,667
Carrington Mortgage Loan Trust
0.634% due 06/25/2035		1,500	1,449
Citigroup Mortgage Loan Trust, Inc.
0.424% due 08/25/2036		3,000	1,999
Countrywide Asset-Backed Certificates
0.344% due 06/25/2047		1,649	1,482
0.354% due 07/25/2036		602	592
0.354% due 06/25/2047		2,012	1,790
0.421% due 04/25/2036		423	420
0.434% due 11/25/2037		3,927	2,422
0.559% due 11/25/2035		778	746
5.020% due 04/25/2036		1,656	1,502
5.099% due 07/25/2036		1,300	1,196
5.188% due 10/25/2046 ^		2,547	2,366

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates Trust
0.324% due 02/25/2037	$1,904	$1,800
0.331% due 09/25/2046	208	170
0.524% due 04/25/2036	715	705
5.213% due 08/25/2035	1,000	989
Fieldstone Mortgage Investment Trust
0.334% due 11/25/2036	1,638	969
First Franklin Mortgage Loan Trust
0.314% due 09/25/2036	238	226
0.414% due 10/25/2036	2,000	1,481
1.446% due 07/25/2034	956	829
First NLC Trust
0.314% due 08/25/2037	247	143
0.454% due 08/25/2037	165	97
GSAA Home Equity Trust
0.344% due 09/25/2036	1,887	1,036
0.471% due 03/25/2037	427	267
0.474% due 05/25/2047	478	338
GSAMP Trust
0.324% due 08/25/2036	1,388	1,064
Home Equity Asset Trust
0.454% due 08/25/2036	1,000	855
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.414% due 11/25/2036	2,000	1,191
0.614% due 03/25/2036	6,000	4,123
JPMorgan Mortgage Acquisition Trust
0.234% due 03/25/2047	37	36
0.321% due 07/25/2036	1,772	911
Long Beach Mortgage Loan Trust
0.554% due 08/25/2045	896	842
MASTR Specialized Loan Trust
0.924% due 11/25/2035	200	152
Merrill Lynch Mortgage Investors Trust
0.244% due 04/25/2047	1,987	1,147
0.434% due 03/25/2037	2,500	1,600
0.484% due 12/25/2036	3,300	3,057
0.494% due 03/25/2037	1,000	647
Morgan Stanley ABS Capital, Inc. Trust
0.264% due 01/25/2037	844	518
0.274% due 09/25/2036	9	5
0.314% due 10/25/2036	2,987	1,885
0.394% due 10/25/2036	1,810	1,156
1.749% due 09/25/2034	2,023	1,841
Morgan Stanley Home Equity Loan Trust
0.524% due 04/25/2037	275	182
Morgan Stanley Mortgage Loan Trust
0.534% due 04/25/2037	382	209
5.726% due 10/25/2036 ^	343	214
Morgan Stanley Structured Trust
0.254% due 06/25/2037	82	81
New Century Home Equity Loan Trust
0.454% due 10/25/2035	316	315
0.504% due 02/25/2036	1,400	1,270
Option One Mortgage Loan Trust
0.394% due 01/25/2037	656	406
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037	971	535
Residential Asset Securities Corp. Trust
0.324% due 08/25/2036	774	744
0.334% due 06/25/2036	891	857
0.624% due 09/25/2035	1,598	1,565
1.269% due 03/25/2035	774	649
Securitized Asset-Backed Receivables LLC Trust
0.234% due 12/25/2036 ^	237	88
0.464% due 11/25/2035	753	697
0.464% due 12/25/2035	1,230	1,084

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SG Mortgage Securities Trust
0.384% due 10/25/2036		$2,000	$1,054
Soundview Home Loan Trust
0.434% due 02/25/2037		1,738	801
Specialty Underwriting & Residential Finance Trust
0.471% due 12/25/2036		1,481	1,181
Structured Asset Investment Loan Trust
0.324% due 09/25/2036		576	459
0.334% due 05/25/2036		943	785
Structured Asset Securities Corp. Mortgage Loan Trust
0.544% due 04/25/2036		100	86

Total Asset-Backed Securities (Cost $70,683)			79,117

SOVEREIGN ISSUES 9.9%
Autonomous Community of Catalonia
3.875% due 04/07/2015	EUR	1,100	1,184
4.750% due 06/04/2018		500	596
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		2,600	2,870
5.500% due 07/12/2020		$400	418
6.369% due 06/16/2018		1,000	1,062
6.500% due 06/10/2019		1,000	1,075
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	66,300	18,433
10.000% due 01/01/2025		2,320	614
Colombia Government International Bond
8.125% due 05/21/2024		$6,400	8,528
Costa Rica Government International Bond
4.250% due 01/26/2023		6,200	5,952
9.995% due 08/01/2020		500	641
Indonesia Government International Bond
5.125% due 01/15/2045		9,100	9,601
5.875% due 03/13/2020		27,200	30,906
Kommunalbanken A/S
2.375% due 01/19/2016		1,700	1,727
Mexico Government International Bond
4.750% due 06/14/2018	MXN	732,000	48,074
4.750% due 03/08/2044		$29,600	31,228
Morocco Government International Bond
4.250% due 12/11/2022		12,100	12,584
4.500% due 10/05/2020	EUR	2,200	2,672
Panama Government International Bond
6.700% due 01/26/2036		$8,600	11,309
8.875% due 09/30/2027		2,700	3,996
Peru Government International Bond
8.750% due 11/21/2033		9,400	14,946
Poland Government International Bond
6.375% due 07/15/2019		250	295

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Qatar Government International Bond
6.400% due 01/20/2040		$2,900	$3,948
Republic of Greece Government Bond
3.000% due 02/24/2023	EUR	405	244
3.000% due 02/24/2024 (i)		405	240
3.000% due 02/24/2025 (i)		405	235
3.000% due 02/24/2026 (i)		405	224
3.000% due 02/24/2027		405	221
3.000% due 02/24/2028		1,005	537
3.000% due 02/24/2029		505	268
3.000% due 02/24/2030		2,305	1,209
3.000% due 02/24/2031		505	266
3.000% due 02/24/2032		505	265
3.000% due 02/24/2033		2,005	1,044
3.000% due 02/24/2034		405	210
3.000% due 02/24/2035		305	159
3.000% due 02/24/2036		5,105	2,659
3.000% due 02/24/2037		4,305	2,236
3.000% due 02/24/2038		1,405	728
3.000% due 02/24/2039		1,505	786
3.000% due 02/24/2040		1,505	779
3.000% due 02/24/2041		705	365
3.000% due 02/24/2042		655	345
3.800% due 08/08/2017	JPY	389,000	2,160
4.500% due 07/03/2017		380,000	2,121
Uruguay Government International Bond
7.625% due 03/21/2036		$1,100	1,562
Venezuela Government International Bond
7.000% due 03/31/2038		2,700	932
8.250% due 10/13/2024		12,500	4,375
9.250% due 05/07/2028		4,800	1,740
9.375% due 01/13/2034		14,650	5,450
Vietnam Government International Bond
4.000% due 03/12/2028		7,517	7,582

Total Sovereign Issues (Cost $278,239)			251,601

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (c)		157,773	0

Total Common Stocks (Cost $845)			0

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Ally Financial, Inc.
7.000% due 04/30/2015 (f)		3,000	3,079
American Realty Capital Properties, Inc.
6.700% due 01/03/2019 (f)		1,200	28

	SHARES	MARKET VALUE (000S)
CoBank ACB
6.200% due 01/01/2025 (f)	8,500	$869

Total Preferred Securities (Cost $3,700)		3,976

SHORT-TERM INSTRUMENTS 0.7%

REPURCHASE AGREEMENTS (h) 0.2%
		4,472

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.5%
0.027% due 04/02/2015 - 06/25/2015 (d)(l)(n)	$12,789	12,789

Total Short-Term Instruments (Cost $17,261)		17,261

Total Investments in Securities (Cost $2,653,769)		2,568,755

	SHARES
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%
PIMCO Short-Term Floating NAV Portfolio	1,238	13
PIMCO Short-Term Floating NAV Portfolio III	5,050,254	50,083

Total Short-Term Instruments (Cost $50,093)		50,096

Total Investments in Affiliates (Cost $50,093)		50,096

Total Investments 103.5% (Cost $2,703,862)		$2,618,851

Financial Derivative Instruments (j)(m) 1.5% (Cost or Premiums, net $(12,461))		37,945

Other Assets and Liabilities, net (5.0%)		(125,395)

Net Assets 100.0%		$2,531,401

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/07/2019	08/07/2014	$2,609	$2,461	0.10%
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	870	820	0.03%
Rise Ltd.	4.750%	01/31/2021	02/11/2014	6,587	6,632	0.26%

				$10,003	$9,913	0.39%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$4,472	Fannie Mae 2.200% due 10/17/2022	$(4,564)	$4,472	$4,472

Total Repurchase Agreements						$(4,564)	$4,472	$4,472

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BRC	(0.500%)	03/02/2015	02/27/2017	$ (12,422)	$(12,417)
	(0.200%)	02/27/2015	02/26/2017	(2,799)	(2,799)
	0.750%	03/12/2015	06/12/2015	(17,919)	(17,925)
CFR	(1.500%)	12/19/2014	12/19/2016	GBP (962)	(1,421)
	(1.500%)	01/22/2015	12/31/2015	(757)	(1,120)
GRE	0.210%	03/03/2015	04/09/2015	$ (1,420)	(1,420)
JML	(1.000%)	03/16/2015	03/13/2017	(12,252)	(12,247)
	0.800%	03/10/2015	05/27/2015	(4,271)	(4,273)
MYI	(10.000%)	03/19/2015	04/08/2015	EUR (209)	(222)
	(10.000%)	03/19/2015	12/31/2015	(225)	(239)
	(10.000%)	03/24/2015	04/07/2015	(162)	(178)
RDR	0.400%	03/02/2015	04/02/2015	$ (21,836)	(21,843)
	0.420%	04/02/2015	05/05/2015	(22,114)	(22,114)
	0.450%	03/30/2015	05/11/2015	(9,666)	(9,666)
UBS	0.500%	02/17/2015	05/18/2015	(13,513)	(13,521)
	0.750%	03/12/2015	04/21/2015	(13,877)	(13,883)

Total Reverse Repurchase Agreements					$(135,288)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.250%	03/09/2015	04/09/2015	$(983)	$(983)
BPG	0.550%	03/30/2015	04/13/2015	(20,445)	(20,469)
GSC	0.220%	03/04/2015	04/17/2015	(11,177)	(11,194)
	0.240%	03/10/2015	04/10/2015	(40,821)	(40,865)
	0.640%	03/31/2015	04/07/2015	(12,333)	(12,341)
TDM	0.230%	03/11/2015	04/13/2015	(3,184)	(3,188)

Total Sale-Buyback Transactions					$(89,040)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $96,109 at a weighted average interest rate of 0.432%.
(3)	Payable for sale-buyback transactions includes $81 of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $214,746 and cash of $270 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$0	$0	$0	$0	$(4,275)	$(4,275)
BRC	0	(33,141)	0	0	(33,141)	36,930	3,789
CFR	0	(2,541)	0	0	(2,541)	2,521	(20)
GRE	0	(1,420)	0	0	(1,420)	1,453	33
JML	0	(16,520)	0	0	(16,520)	19,502	2,982
MYI	0	(639)	0	0	(639)	632	(7)
RDR	0	(53,623)	0	0	(53,623)	32,769	(20,854)
SSB	4,472	0	0	0	4,472	(4,564)	(92)
UBS	0	(27,404)	0	0	(27,404)	29,695	2,291

Master Securities Forward Transaction Agreement
BCY	0	0	(983)	0	(983)	965	(18)
BPG	0	0	(20,469)	0	(20,469)	20,201	(268)
GSC	0	0	(64,400)	0	(64,400)	63,420	(980)
TDM	0	0	(3,188)	0	(3,188)	3,261	73

Prime Brokerage Agreement
MSC	0	0	0	0	0	4,583	4,583

Total Borrowings and Other Financing Transactions	$4,472	$(135,288)	$(89,040)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - EUREX EURO STOXX 50 Index	3,800.000	12/20/2019	1,490	$5,088	$7,005

Total Purchased Options				$5,088	$7,005

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - EUREX EURO STOXX 50 Index	2,500.000	12/20/2019	1,490	$(5,363)	$(4,185)

Total Written Options				$(5,363)	$(4,185)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Long	06/2015	33	$51	$10	$(67)
U.S. Treasury 10-Year Note June Futures	Short	06/2015	215	(195)	0	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	194	329	79	0

Total Futures Contracts				$185	$89	$(67)

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-24 5-Year Index	1.000%	06/20/2020	$39,700	$731	$(10)	$7	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.000%	12/17/2016	$ 784,100	$(6,107)	$(2,065)	$0	$(258)
Receive	3-Month USD-LIBOR	2.750%	06/17/2025	14,200	(871)	(158)	0	(30)
Pay	3-Month USD-LIBOR	3.500%	12/17/2044	62,200	15,916	(917)	71	0
Pay	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR 49,000	803	(1)	175	0
Pay	6-Month GBP-LIBOR	2.000%	09/16/2025	GBP 30,000	1,177	(181)	10	0

					$10,918	$(3,322)	$256	$(288)

Total Swap Agreements					$11,649	$(3,332)	$263	$(288)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(k)	Securities with an aggregate market value of $4,583 have been pledged as collateral as of March 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(l)	Securities with an aggregate market value of $4,982 and cash of $5,798 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$7,005	$89	$263	$7,357	$(4,185)	$(67)	$(288)	$(4,540)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		EUR	276,093	$		311,754	$14,865	$0
	04/2015	$		3,250		EUR	3,013	21	(31)
	04/2015			1,134		GBP	767	4	0

BRC	04/2015			762		TRY	2,000	2	0
	04/2015		ZAR	64,419	$		5,503	216	0

CBK	04/2015		BRL	137,767			42,945	0	(221)
	04/2015		EUR	2,751			3,118	160	0
	04/2015	$		42,606		BRL	137,767	750	(190)
	04/2015			6,132		ZAR	76,363	135	0
	05/2015		EUR	1,620	$		1,766	23	0

DUB	04/2015		JPY	10,094,422			84,476	310	0
	04/2015	$		80,904		JPY	9,644,128	0	(493)
	05/2015		JPY	9,644,128	$		80,941	490	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	04/2015	EUR	9,784	$	10,887	$367	$0
	04/2015	GBP	939		1,439	47	0
	04/2015	$	56,406	EUR	49,610	0	(3,063)
	04/2015		13,119	INR	827,180	155	0
	05/2015	GBP	16,309	$	24,372	184	0
	06/2015	INR	821,968		13,000	0	(21)
	07/2015	BRL	37,872		13,809	2,262	0

JPM	04/2015		212,160		70,587	4,314	(203)
	04/2015	MXN	379,496		25,788	936	0
	04/2015	$	66,135	BRL	212,160	341	0
	05/2015		27,426		88,915	204	0
	07/2015	BRL	121,216	$	44,597	7,639	0
	07/2015	$	834	PLN	3,132	0	(11)

MSB	04/2015	BRL	24,886	$	7,758	0	(40)
	04/2015	GBP	39,245		59,163	949	0
	04/2015	$	7,940	BRL	24,886	0	(142)

RBC	04/2015	BRL	49,508	$	15,433	0	(80)
	04/2015	$	15,879	BRL	49,508	0	(367)

SCX	04/2015		3,783	JPY	450,294	0	(28)
	05/2015	JPY	450,294	$	3,784	28	0
	05/2015	MXN	358,772		24,455	981	0

UAG	04/2015	EUR	40,088		44,034	929	0
	04/2015	INR	827,180		13,193	0	(82)
	05/2015	$	43,087	EUR	39,199	0	(919)
	06/2015		13,013	INR	827,180	90	0

Total Forward Foreign Currency Contracts						$36,402	$(5,891)

PURCHASED OPTIONS:

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR 14	$4,817	$7,549

Total Purchased Options					$4,817	$7,549

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	11,700	$(18)	$0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		16,500	(24)	(1)

JPM	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		2,800	(4)	0

							$(46)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$	13,700	$(73)	$(124)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		13,700	(87)	(28)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		85,600	(632)	(629)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		85,600	(579)	(471)

								$(1,371)	$(1,252)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR 14	$(5,054)	$(2,953)

Total Written Options					$(6,471)	$(4,206)

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$935,500	EUR	363,900	$(5,221)
Sales	29,039	984,500		502,829	(22,861)
Closing Buys	(3,896)	(80,000)		(6)	4,064
Expirations	(15,697)	(1,560,300)		(801,909)	10,767
Exercised	(7,956)	(50,100)		(64,800)	1,417

Balance at End of Period	1,490	$229,600	EUR	14	$(11,834)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	CenturyLink, Inc.	(0.595%	)	06/20/2017	0.635%	$ 5,000	$0	$3	$3	$0
	Con-way, Inc.	(1.834%	)	03/20/2018	0.646%	5,000	0	(178)	0	(178)

BRC	FBG Finance Ltd.	(1.600%	)	06/20/2015	0.090%	1,000	0	(4)	0	(4)
	Marsh & McLennan Cos., Inc.	(0.760%	)	09/20/2015	0.029%	5,000	0	(19)	0	(19)

GST	L Brands, Inc.	(2.410%	)	09/20/2017	0.486%	2,000	0	(96)	0	(96)

UAG	CSX Corp.	(0.880%	)	06/20/2017	0.068%	5,000	0	(92)	0	(92)

							$0	$(386)	$3	$(389)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	China Government International Bond	1.000%	09/20/2016	0.292%	$ 3,100	$16	$18	$34	$0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.511%	4,000	716	(52)	664	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	25,550	(95)	97	2	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.541%	1,500	28	57	85	0
	NRG Energy, Inc.	5.000%	09/20/2016	0.735%	2,000	(12)	142	130	0
	Spain Government International Bond	1.000%	12/20/2018	0.628%	24,000	(689)	1,023	334	0

BPS	Brazil Government International Bond	1.000%	03/20/2018	2.280%	3,700	(45)	(90)	0	(135)
	Jaguar Land Rover PLC	5.000%	03/20/2018	0.664%	EUR 7,700	859	221	1,080	0
	NRG Energy, Inc.	5.000%	09/20/2016	0.735%	$ 2,300	(23)	172	149	0
	South Africa Government International Bond	1.000%	06/20/2017	1.190%	1,600	(45)	39	0	(6)
	Turkey Government International Bond	1.000%	12/20/2019	2.036%	38,945	(1,751)	(22)	0	(1,773)

BRC	Ally Financial, Inc.	5.000%	03/20/2020	1.805%	5,340	906	(118)	788	0
	Brazil Government International Bond	1.000%	03/20/2023	3.139%	2,800	(151)	(244)	0	(395)
	China Government International Bond	1.000%	09/20/2016	0.292%	5,000	26	28	54	0
	Community Health Systems, Inc.	5.000%	06/20/2019	2.449%	300	21	10	31	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.511%	3,600	656	(59)	597	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2019	0.681%	1,500	282	16	298	0
	Indonesia Government International Bond	1.000%	06/20/2022	1.938%	22,200	(2,654)	1,328	0	(1,326)
	Jaguar Land Rover PLC	5.000%	03/20/2018	0.664%	EUR 1,000	105	35	140	0
	Philippines Government International Bond	1.000%	06/20/2021	1.100%	$ 600	(17)	13	0	(4)
	Seagate Technology HDD Holdings	5.000%	03/20/2018	0.214%	800	55	60	115	0
	Seagate Technology HDD Holdings	5.000%	06/20/2018	0.221%	400	24	38	62	0
	South Africa Government International Bond	1.000%	06/20/2017	1.190%	3,360	(123)	110	0	(13)
	South Africa Government International Bond	1.000%	09/20/2017	1.305%	360	(13)	11	0	(2)
	Spain Government International Bond	1.000%	12/20/2018	0.628%	26,000	(735)	1,096	361	0

CBK	Indonesia Government International Bond	1.000%	06/20/2022	1.938%	16,800	(2,036)	1,033	0	(1,003)
	Indonesia Government International Bond	1.000%	06/20/2023	2.041%	5,700	(524)	107	0	(417)
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	14,075	(49)	50	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Philippines Government International Bond	1.000%	09/20/2015	0.194%	$ 4,900	$(110)	$131	$21	$0
	South Africa Government International Bond	1.000%	06/20/2017	1.190%	1,300	(35)	30	0	(5)
	South Africa Government International Bond	1.000%	09/20/2017	1.305%	1,050	(18)	10	0	(8)
	Turkey Government International Bond	1.000%	03/20/2020	2.097%	16,600	(769)	(69)	0	(838)
	United Kingdom Gilt	1.000%	06/20/2015	0.043%	3,200	27	(19)	8	0
	United Kingdom Gilt	1.000%	06/20/2016	0.052%	5,800	72	(2)	70	0

DUB	Export-Import Bank of China	1.000%	09/20/2017	0.619%	500	(19)	24	5	0
	France Government Bond	0.250%	09/20/2015	0.069%	700	(26)	26	0	0
	France Government Bond	0.250%	03/20/2016	0.073%	7,200	(256)	269	13	0
	Gazprom SNR	1.490%	09/20/2017	5.324%	5,000	0	(435)	0	(435)
	Indonesia Government International Bond	1.000%	12/20/2018	1.049%	31,186	(1,305)	1,260	0	(45)
	NRG Energy, Inc.	5.000%	06/20/2016	0.541%	600	9	25	34	0
	South Africa Government International Bond	1.000%	06/20/2017	1.190%	1,320	(46)	41	0	(5)

FBF	Citigroup, Inc.	1.000%	03/20/2018	0.463%	9,600	(37)	192	155	0
	NRG Energy, Inc.	5.000%	06/20/2015	0.319%	1,000	(15)	27	12	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.541%	2,400	39	96	135	0
	South Africa Government International Bond	1.000%	12/20/2020	2.183%	2,150	(83)	(50)	0	(133)
	United Kingdom Gilt	1.000%	09/20/2015	0.043%	2,300	24	(12)	12	0
	Univision Communications, Inc.	5.000%	09/20/2019	1.340%	1,000	(110)	268	158	0

GST	AES Corp.	5.000%	12/20/2018	1.626%	8,300	1,036	(17)	1,019	0
	Anadarko Petroleum Corp.	1.000%	06/20/2017	0.438%	4,100	(133)	185	52	0
	Bank of America Corp.	1.000%	03/20/2018	0.405%	40,000	(421)	1,137	716	0
	Colombia Government International Bond	1.000%	03/20/2020	1.542%	12,500	(433)	119	0	(314)
	Community Health Systems, Inc.	5.000%	06/20/2019	2.449%	1,600	131	34	165	0
	France Government Bond	0.250%	03/20/2016	0.073%	6,800	(227)	240	13	0
	Frontier Communications Corp.	5.000%	06/20/2019	2.410%	125	(14)	27	13	0
	Greece Government International Bond	1.000%	12/20/2015	52.966%	EUR 1,250	(64)	(316)	0	(380)
	Greece Government International Bond	1.000%	12/20/2015	66.327%	$ 1,550	(92)	(431)	0	(523)
	Italy Government International Bond	1.000%	12/20/2018	0.802%	32,000	(1,339)	1,580	241	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.541%	9,000	186	323	509	0
	NRG Energy, Inc.	5.000%	09/20/2017	1.337%	4,200	(200)	582	382	0
	South Africa Government International Bond	1.000%	09/20/2017	1.305%	675	(19)	14	0	(5)
	South Africa Government International Bond	1.000%	03/20/2020	2.028%	15,000	(922)	210	0	(712)
	Spain Government International Bond	1.000%	12/20/2016	0.400%	75,000	(203)	1,007	804	0
	Univision Communications, Inc.	5.000%	09/20/2019	1.340%	4,150	(457)	1,112	655	0

HUS	Brazil Government International Bond	1.000%	03/20/2023	3.139%	50	(3)	(4)	0	(7)
	Colombia Government International Bond	1.000%	03/20/2016	0.708%	1,700	9	(3)	6	0
	Colombia Government International Bond	1.000%	03/20/2020	1.542%	12,800	(407)	85	0	(322)
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.233%	900	(7)	14	7	0
	Qatar Government International Bond	1.000%	03/20/2016	0.299%	1,000	(2)	9	7	0
	South Africa Government International Bond	1.000%	06/20/2017	1.190%	13,085	(437)	387	0	(50)
	South Africa Government International Bond	1.000%	09/20/2017	1.305%	2,131	(40)	25	0	(15)
	South Africa Government International Bond	1.000%	03/20/2023	2.467%	750	(78)	2	0	(76)
	Spain Government International Bond	1.000%	12/20/2016	0.400%	10,300	(31)	141	110	0
	Turkey Government International Bond	1.000%	12/20/2019	2.036%	30,200	(1,352)	(24)	0	(1,376)

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
JPM	Brazil Government International Bond	1.000%	12/20/2017	2.218%	$ 8,050	$0	$(257)	$0	$(257)
	Colombia Government International Bond	1.000%	03/20/2020	1.542%	12,200	(396)	89	0	(307)
	France Government Bond	0.250%	09/20/2015	0.069%	1,000	(35)	36	1	0
	Italy Government International Bond	1.000%	12/20/2018	0.802%	18,000	(753)	889	136	0
	Philippines Government International Bond	1.000%	09/20/2017	0.404%	1,160	(23)	40	17	0
	Philippines Government International Bond	1.000%	06/20/2021	1.100%	36,000	(866)	669	0	(197)
	Qatar Government International Bond	1.000%	03/20/2016	0.299%	1,000	(2)	10	8	0

MYC	Brazil Government International Bond	1.000%	09/20/2017	2.144%	1,160	(20)	(12)	0	(32)
	China Government International Bond	1.000%	09/20/2016	0.292%	8,300	41	49	90	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.245%	1,000	(7)	17	10	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.511%	6,500	1,170	(92)	1,078	0
	France Government Bond	0.250%	09/20/2016	0.089%	4,300	(203)	214	11	0
	NRG Energy, Inc.	5.000%	09/20/2016	0.735%	4,800	(30)	340	310	0
	Petrobras International Finance Co.	1.000%	09/20/2015	6.944%	1,400	(48)	10	0	(38)
	Philippines Government International Bond	2.440%	09/20/2017	0.404%	300	0	15	15	0
	South Africa Government International Bond	1.000%	12/20/2020	2.183%	4,500	(147)	(131)	0	(278)

UAG	Brazil Government International Bond	1.000%	09/20/2017	2.144%	499	(14)	1	0	(13)
	NRG Energy, Inc.	5.000%	06/20/2015	0.319%	500	(8)	14	6	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.541%	1,000	19	38	57	0
	Philippines Government International Bond	1.000%	09/20/2017	0.404%	709	(20)	31	11	0
	South Africa Government International Bond	1.000%	06/20/2017	1.190%	1,305	(39)	34	0	(5)
	Sprint Communications, Inc.	1.000%	09/20/2017	2.292%	3,100	(469)	374	0	(95)
	Sprint Communications, Inc.	1.000%	06/20/2019	3.388%	3,400	(615)	305	0	(310)

						$(15,910)	$16,052	$11,997	$(11,855)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	$	6,674	$ 833	$(821)	$12	$0

HUS	CDX.EM-19 5-Year Index	5.000%	06/20/2018		761	64	(54)	10	0

JPM	CDX.EM-17 5-Year Index	5.000%	06/20/2017		10,340	1,153	(1,131)	22	0

UAG	CDX.EM-18 5-Year Index	5.000%	12/20/2017		2,947	413	(378)	35	0

						$ 2,463	$(2,384)	$79	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	8.300%	01/02/2017	BRL	38,800	$(19)	$(1,117)	$0	$(1,136)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017		49,400	(185)	(1,332)	0	(1,517)

							$(204)	$(2,449)	$0	$(2,653)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	3,301	Not Applicable, Fully Funded	04/11/2015	$	1,379	$1,379	$127	$1,506	$0

	Pay	OGX Petroleo e Gas Participaceos S.A.	4,166	Not Applicable, Fully Funded	04/11/2015		1,740	1,740	846	2,586	0

								$3,119	$973	$4,092	$0

Total Swap Agreements								$(10,532)	$11,806	$16,171	$(14,897)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(n)	Securities with an aggregate market value of $7,833 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$14,890	$0	$1,252	$16,142	$(31)	$0	$(178)	$(209)	$15,933	$(13,810)	$2,123
BPS	0	0	1,229	1,229	0	0	(1,914)	(1,914)	(685)	742	57
BRC	218	0	2,458	2,676	0	(1)	(1,763)	(1,764)	912	(860)	52
CBK	1,068	0	100	1,168	(411)	0	(2,271)	(2,682)	(1,514)	2,039	525
DUB	800	0	4,144	4,944	(493)	0	(485)	(978)	3,966	(1,430)	2,536
FBF	0	7,549	472	8,021	0	(2,953)	(133)	(3,086)	4,935	(7,406)	(2,471)
GLM	3,015	0	0	3,015	(3,084)	(152)	(1,136)	(4,372)	(1,357)	740	(617)
GST	0	0	4,569	4,569	0	0	(2,030)	(2,030)	2,539	(2,350)	189
HUS	0	0	140	140	0	0	(1,846)	(1,846)	(1,706)	1,742	36
JPM	13,434	0	184	13,618	(214)	0	(761)	(975)	12,643	(12,956)	(313)
MSB	949	0	0	949	(182)	0	0	(182)	767	(750)	17
MYC	0	0	1,514	1,514	0	(1,100)	(348)	(1,448)	66	(442)	(376)
RBC	0	0	0	0	(447)	0	0	(447)	(447)	612	165
SCX	1,009	0	0	1,009	(28)	0	0	(28)	981	(960)	21
UAG	1,019	0	109	1,128	(1,001)	0	(2,032)	(3,033)	(1,905)	1,958	53

Total Over the Counter	$36,402	$7,549	$16,171	$60,122	$(5,891)	$(4,206)	$(14,897)	$(24,994)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$7,005	$0	$0	$7,005
Futures	0	0	0	0	89	89
Swap Agreements	0	7	0	0	256	263

	$0	$7	$7,005	$0	$345	$7,357

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$36,402	$0	$36,402
Purchased Options	0	0	7,549	0	0	7,549
Swap Agreements	0	16,171	0	0	0	16,171

	$0	$16,171	$7,549	$36,402	$0	$60,122

	$0	$16,178	$14,554	$36,402	$345	$67,479

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$4,185	$0	$0	$4,185
Futures	0	0	0	0	67	67
Swap Agreements	0	0	0	0	288	288

	$0	$0	$4,185	$0	$355	$4,540

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,891	$0	$5,891
Written Options	0	1	2,953	0	1,252	4,206
Swap Agreements	0	12,244	0	0	2,653	14,897

	$0	$12,245	$2,953	$5,891	$3,905	$24,994

	$0	$12,245	$7,138	$5,891	$4,260	$29,534

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$1,657	$0	$41	$1,698
Futures	0	0	488	0	6,015	6,503
Swap Agreements	0	(4,691)	0	0	33,350	28,659

	$0	$(4,691)	$2,145	$0	$39,406	$36,860

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$87,870	$0	$87,870
Purchased Options	0	0	982	598	0	1,580
Written Options	0	2,907	1,406	4,545	2,016	10,874
Swap Agreements	0	14,837	0	0	422	15,259

	$0	$17,744	$2,388	$93,013	$2,438	$115,583

	$0	$13,053	$4,533	$93,013	$41,844	$152,443

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,917	$0	$0	$1,917
Written Options	0	0	1,178	0	0	1,178
Futures	0	0	0	0	9,922	9,922
Swap Agreements	0	(4,136)	0	0	(18,279)	(22,415)

	$0	$(4,136)	$3,095	$0	$(8,357)	$(9,398)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38,453	$0	$38,453
Purchased Options	0	0	2,732	0	0	2,732
Written Options	0	(923)	2,101	(1,111)	(416)	(349)
Swap Agreements	0	(4,017)	0	0	567	(3,450)

	$0	$(4,940)	$4,833	$37,342	$151	$37,386

	$0	$(9,076)	$7,928	$37,342	$(8,206)	$27,988

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$172,694	$7,625	$180,319
Corporate Bonds & Notes
Banking & Finance	0	619,775	39,072	658,847
Industrials	0	524,258	2,296	526,554
Utilities	0	377,427	6,252	383,679
Municipal Bonds & Notes
California	0	3,451	0	3,451
New Jersey	0	19,270	0	19,270
New York	0	1,008	0	1,008
Ohio	0	22,105	0	22,105
Texas	0	24,938	0	24,938
U.S. Government Agencies	0	4,851	395	5,246
U.S. Treasury Obligations	0	99,794	0	99,794
Mortgage-Backed Securities	0	291,589	0	291,589
Asset-Backed Securities	0	72,220	6,897	79,117
Sovereign Issues	0	251,601	0	251,601
Preferred Securities
Banking & Finance	0	3,976	0	3,976
Short-Term Instruments
Repurchase Agreements	0	4,472	0	4,472
U.S. Treasury Bills	0	12,789	0	12,789
	$0	$2,506,218	$62,537	$2,568,755

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$50,096	$0	$0	$50,096

Total Investments	$50,096	$2,506,218	$62,537	$2,618,851

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	89	7,268	0	7,357
Over the counter	0	56,030	4,092	60,122
	$89	$63,298	$4,092	$67,479

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(67)	(4,473)	0	(4,540)
Over the counter	0	(24,994)	0	(24,994)
	$(67)	$(29,467)	$0	$(29,534)

Totals	$50,118	$2,540,049	$66,629	$2,656,796

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$0	$7,974	$(310)	$201	$(2)	$(238)	$0	$0	$7,625	$(238)
Corporate Bonds & Notes
Banking & Finance	42,439	17,047	(4,526)	(49)	20	1,420	0	(17,279)	39,072	1,016
Industrials	36,444	0	(31,556)	(37)	2,163	(4,538)	0	(180)	2,296	(22)
Utilities	3,925	0	(392)	0	0	373	2,346	0	6,252	396
U.S. Government Agencies	504	0	(81)	(5)	(4)	(19)	0	0	395	(11)
Asset-Backed Securities	15,165	(7,051)	(1,527)	31	66	213	0	0	6,897	363

	$98,477	$17,970	$(38,392)	$141	$2,243	$(2,789)	$2,346	$(17,459)	$62,537	$1,504

Financial Derivative Instruments - Assets
Over the counter	$1,780	$0	$0	$0	$0	$2,312	$0	$0	$4,092	$2,312

Totals	$100,257	$17,970	$(38,392)	$141	$2,243	$(477)	$2,346	$(17,459)	$66,629	$3,816

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$6,632	Benchmark Pricing	Base Price	100.50
	993	Third Party Vendor	Broker Quote	77.50
Corporate Bonds & Notes
Banking & Finance	39,072	Benchmark Pricing	Base Price	100.00 - 102.75
Industrials	2,296	Third Party Vendor	Broker Quote	105.50 - 115.75
Utilities	3,867	Benchmark Pricing	Base Price	104.61
	2,385	Third Party Vendor	Broker Quote	100.75 - 106.90
U.S. Government Agencies	395	Third Party Vendor	Broker Quote	111.40
Asset-Backed Securities	6,897	Benchmark Pricing	Base Price	106.00

Financial Derivative Instruments - Assets
Over the counter	4,092	Indicative Market Quotation	Broker Quote	109.19 - 148.61

Total	$66,629

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	73

Schedule of Investments PIMCO Floating Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.3%

BANK LOAN OBLIGATIONS 8.8%
Albertson’s Holdings LLC
5.000% due 08/25/2019		$1,300	$1,310
5.375% due 03/21/2019		2,253	2,270
Amaya Holdings BV
5.000% due 08/01/2021		5,970	5,923
8.000% due 08/01/2022		1,400	1,402
Avago Technologies Cayman Ltd.
3.750% due 05/06/2021		868	871
Burger King Worldwide, Inc.
4.500% due 12/12/2021		4,460	4,510
Charter Communications Operating LLC
3.000% due 07/01/2020		796	794
3.000% due 01/04/2021		100	100
Crown Castle Operating Co.
3.000% due 01/31/2021		696	696
CSC Holdings, Inc.
2.678% due 04/17/2020		499	497
Dell, Inc.
4.500% due 04/29/2020		2,494	2,512
Delos Finance SARL
3.500% due 03/06/2021		629	630
Dollar Tree, Inc.
4.250% due 03/09/2022		500	506
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		7,154	7,192
Gardner Denver, Inc.
4.250% due 07/30/2020		2,537	2,413
Gates Global, Inc.
4.250% due 07/03/2021		1,194	1,191
H.J. Heinz Co.
3.250% due 06/05/2020		3,873	3,880
Hertz Corp.
3.500% due 03/11/2018		6,723	6,709
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		3,411	3,419
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019		6,233	6,217
Las Vegas Sands LLC
3.250% due 12/18/2020		897	897
Numericable U.S. LLC
4.500% due 05/21/2020		1,496	1,503
OGX
10.000% due 04/10/2015		751	582
Rise Ltd.
4.750% due 01/31/2021 (e)		4,207	4,263
Seadrill Partners Finco LLC
4.000% due 02/21/2021		1,089	868
Seat Pagine Gialle Italia SpA
5.488% due 06/28/2016 ^	EUR	182	34
Station Casinos LLC
4.250% due 03/02/2020		$4,333	4,349
Valeant Pharmaceuticals International, Inc.
4.250% due 03/10/2022		130	131
4.250% due 03/13/2022		170	171

Total Bank Loan Obligations (Cost $66,065)			65,840

CORPORATE BONDS & NOTES 61.4%

BANKING & FINANCE 26.9%
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		2,200	2,216
5.000% due 10/01/2021		1,800	1,915

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ally Financial, Inc.
3.250% due 02/13/2018		$2,600	$2,577
4.125% due 03/30/2020		200	199
Banco do Brasil S.A.
3.875% due 10/10/2022		800	741
9.000% due 06/18/2024 (d)		1,100	954
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	4,000	5,016
Bank of America Corp.
6.100% due 03/17/2025 (d)		$2,600	2,644
Bank of Scotland PLC
7.286% due 05/31/2016 (d)	GBP	100	157
Banque PSA Finance S.A.
5.750% due 04/04/2021		$4,400	4,796
Barclays Bank PLC
7.625% due 11/21/2022		1,200	1,407
14.000% due 06/15/2019 (d)	GBP	6,100	12,197
Barclays PLC
8.000% due 12/15/2020 (d)	EUR	1,000	1,200
BBVA Banco Continental S.A.
5.000% due 08/26/2022		$100	107
BBVA Bancomer S.A.
6.500% due 03/10/2021		5,400	6,004
7.250% due 04/22/2020		400	444
Blackstone CQP Holdco LP
9.296% due 03/18/2019		16,639	17,204
BPCE S.A.
4.500% due 03/15/2025		800	816
12.500% due 09/30/2019 (d)	EUR	126	189
Cantor Fitzgerald LP
7.875% due 10/15/2019		$500	546
CIT Group, Inc.
6.625% due 04/01/2018		8,100	8,707
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	1,800	2,881
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		$2,000	2,124
8.125% due 10/26/2019 (d)	GBP	200	343
8.125% due 09/19/2033		$3,100	3,534
Credit Suisse AG
5.750% due 09/18/2025	EUR	700	873
Credit Suisse Group AG
6.250% due 12/18/2024 (d)		$5,000	4,927
7.500% due 12/11/2023 (d)		200	215
Denali Borrower LLC
5.625% due 10/15/2020 (g)		4,000	4,238
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		262	278
EDC Finance Ltd.
4.875% due 04/17/2020		4,500	3,767
Heta Asset Resolution AG
4.250% due 10/31/2016 ^	EUR	4,500	2,855
4.375% due 01/24/2017 ^		4,200	2,662
Hipotecaria Su Casita S.A. de C.V.
7.500% due 06/29/2018 ^		$2,920	219
HSBC Finance Corp.
6.676% due 01/15/2021		1,800	2,140
HSBC Holdings PLC
6.375% due 09/17/2024 (d)		4,600	4,703
HUB International Ltd.
7.875% due 10/01/2021		400	411
iStar Financial, Inc.
5.000% due 07/01/2019		4,200	4,216
Jefferies Finance LLC
7.375% due 04/01/2020		1,000	975
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (e)		1,118	1,055

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.500% due 08/08/2019 (e)		$373	$352
LBG Capital PLC
6.385% due 05/12/2020	EUR	200	234
7.588% due 05/12/2020	GBP	100	155
7.625% due 10/14/2020	EUR	800	944
8.875% due 02/07/2020		200	242
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$1,500	2,160
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	2,700	4,279
Navient Corp.
8.000% due 03/25/2020		$7,600	8,473
Nostrum Oil & Gas Finance BV
6.375% due 02/14/2019		4,300	3,719
Novo Banco S.A.
5.000% due 04/23/2019	EUR	906	1,007
5.000% due 05/14/2019		2,300	2,555
5.000% due 05/21/2019		1,200	1,334
5.875% due 11/09/2015		500	543
7.000% due 03/04/2016		300	331
Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		$400	404
4.950% due 04/01/2024		800	847
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		1,600	1,656
7.250% due 12/15/2021		1,600	1,664
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		1,130	1,077
Rabobank Group
8.400% due 06/29/2017 (d)		20,422	22,672
11.000% due 06/30/2019 (d)		1,300	1,677
Rio Oil Finance Trust
6.250% due 07/06/2024		5,200	4,753
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (d)(g)		6,750	7,999
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.100% due 07/25/2018		900	835
6.299% due 05/15/2017		2,300	2,254
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		1,900	1,742
Synchrony Financial
2.700% due 02/03/2020		200	201
UBS AG
4.750% due 02/12/2026	EUR	1,300	1,558
7.250% due 02/22/2022		$1,200	1,294
7.625% due 08/17/2022		5,400	6,559
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	3,000	4,688
WEA Finance LLC
2.700% due 09/17/2019		$200	203
3.750% due 09/17/2024		400	415

			201,278

INDUSTRIALS 17.6%
ADT Corp.
4.875% due 07/15/2042		1,900	1,527
Afren PLC
10.250% due 04/08/2019 ^		2,900	1,392
ALROSA Finance S.A.
7.750% due 11/03/2020		3,700	3,719
Altice Financing S.A.
6.625% due 02/15/2023		200	207
Altice S.A.
7.250% due 05/15/2022	EUR	500	562
7.750% due 05/15/2022		$1,300	1,326

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022		$700	$661
California Resources Corp.
5.000% due 01/15/2020		2,700	2,450
5.500% due 09/15/2021		2,500	2,241
Cemex S.A.B. de C.V.
4.375% due 03/05/2023	EUR	200	216
4.750% due 01/11/2022		1,100	1,213
6.500% due 12/10/2019		$2,200	2,343
Columbus International, Inc.
7.375% due 03/30/2021		2,800	2,955
CONSOL Energy, Inc.
5.875% due 04/15/2022		1,500	1,365
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		583	618
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		1,200	36
9.250% due 06/30/2020 ^		2,300	69
CSN Islands Corp.
6.875% due 09/21/2019 (g)		900	810
6.875% due 09/21/2019		400	360
CVS Pass-Through Trust
7.507% due 01/10/2032		95	124
Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024		556	643
7.750% due 06/17/2021		113	130
Denbury Resources, Inc.
4.625% due 07/15/2023		450	388
DISH DBS Corp.
7.875% due 09/01/2019		2,500	2,800
Endo Finance LLC
5.375% due 01/15/2023		700	700
6.000% due 02/01/2025		1,000	1,030
Energy Transfer Partners LP
9.000% due 04/15/2019		407	503
Enterprise Products Operating LLC
7.034% due 01/15/2068		600	649
8.375% due 08/01/2066		1,815	1,913
Family Tree Escrow LLC
5.250% due 03/01/2020		100	105
5.750% due 03/01/2023		400	422
Flextronics International Ltd.
5.000% due 02/15/2023		1,500	1,579
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		3,250	2,899
GTL Trade Finance, Inc.
5.893% due 04/29/2024		1,000	969
HCA, Inc.
7.500% due 02/15/2022		2,100	2,454
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	100	75
5.014% due 12/27/2017		300	219
Hiland Partners LP
5.500% due 05/15/2022		$300	309
Iceland Bondco PLC
6.250% due 07/15/2021	GBP	800	1,002
KazMunayGas National Co. JSC
9.125% due 07/02/2018		$900	981
Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		800	807
Kinder Morgan, Inc.
4.300% due 06/01/2025		100	103
7.750% due 01/15/2032		1,000	1,237
MCE Finance Ltd.
5.000% due 02/15/2021 (g)		6,375	5,992
Medtronic, Inc.
3.500% due 03/15/2025		900	943

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 03/15/2035		$300	$328
4.625% due 03/15/2045		500	568
Numericable SFR S.A.S.
4.875% due 05/15/2019		400	400
5.375% due 05/15/2022	EUR	200	225
5.625% due 05/15/2024		200	227
6.000% due 05/15/2022		$1,200	1,220
6.250% due 05/15/2024 (g)		5,000	5,069
OGX Austria GmbH
8.375% due 04/01/2022 ^		8,500	45
8.500% due 06/01/2018 ^		10,900	60
ONEOK Partners LP
3.375% due 10/01/2022		900	855
5.000% due 09/15/2023		1,750	1,835
Pertamina Persero PT
4.300% due 05/20/2023		2,000	2,015
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		8,900	2,781
Phosagro OAO Via Phosagro Bond Funding Ltd.
4.204% due 02/13/2018		1,100	1,042
Platform Specialty Products Corp.
6.500% due 02/01/2022		500	525
Pride International, Inc.
6.875% due 08/15/2020		500	570
Regency Energy Partners LP
4.500% due 11/01/2023		2,100	2,121
5.000% due 10/01/2022		500	523
5.750% due 09/01/2020		3,700	4,015
5.875% due 03/01/2022		1,000	1,090
Reynolds Group Issuer, Inc.
7.875% due 08/15/2019		3,000	3,180
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		1,300	1,307
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		4,900	4,906
Schaeffler Finance BV
2.500% due 05/15/2020 (a)	EUR	1,400	1,508
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		$2,900	2,749
Sibur Securities Ltd.
3.914% due 01/31/2018		1,400	1,280
Smurfit Kappa Acquisitions
4.125% due 01/30/2020	EUR	3,700	4,406
T-Mobile USA, Inc.
6.250% due 04/01/2021		$1,300	1,357
Telenet Finance Luxembourg S.C.A.
6.750% due 08/15/2024	EUR	700	847
Tenet Healthcare Corp.
4.500% due 04/01/2021		$1,200	1,181
6.000% due 10/01/2020		3,700	3,927
Tesoro Logistics LP
6.125% due 10/15/2021 (g)		3,833	3,967
TransDigm, Inc.
6.000% due 07/15/2022		300	301
Tullow Oil PLC
6.000% due 11/01/2020		3,840	3,360
6.250% due 04/15/2022		2,500	2,175
Unitymedia Hessen GmbH & Co. KG
5.625% due 04/15/2023	EUR	1,260	1,475
5.750% due 01/15/2023		1,800	2,109
UPC Holding BV
6.375% due 09/15/2022		200	232
Urbi Desarrollos Urbanos S.A.B. de C.V.
8.500% due 04/19/2016 ^		$2,900	335
9.500% due 01/21/2020 ^		1,400	162
Vedanta Resources PLC
6.000% due 01/31/2019		1,050	941

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VRX Escrow Corp.
5.375% due 03/15/2020		$2,800	$2,835
VWR Funding, Inc.
4.625% due 04/15/2022	EUR	1,000	1,064
Williams Partners LP
4.500% due 11/15/2023		$2,000	2,077
Wind Acquisition Finance S.A.
7.375% due 04/23/2021		500	520
Zhaikmunai LLP
7.125% due 11/13/2019 (g)		5,800	5,032

			131,793

UTILITIES 16.9%
AES Andres Dominicana Ltd.
9.500% due 11/12/2020		5,950	6,218
AES Corp.
8.000% due 10/15/2017		7	8
8.000% due 06/01/2020		4,400	5,049
BG Energy Capital PLC
6.500% due 11/30/2072	GBP	5,688	9,053
CenturyLink, Inc.
5.625% due 04/01/2020		$4,200	4,426
Dynegy Finance, Inc.
6.750% due 11/01/2019		550	570
7.625% due 11/01/2024		300	315
FirstEnergy Corp.
7.375% due 11/15/2031		1,000	1,273
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		6,500	5,796
4.950% due 02/06/2028		300	251
8.146% due 04/11/2018		6,770	7,108
Genesis Energy LP
5.625% due 06/15/2024		1,900	1,796
Koninklijke KPN NV
6.125% due 09/14/2018 (d)	EUR	3,100	3,671
Majapahit Holding BV
7.750% due 01/20/2020		$5,200	6,157
Novatek OAO Via Novatek Finance Ltd.
6.604% due 02/03/2021		8,300	7,799
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		3,400	2,949
Pennsylvania Electric Co.
5.200% due 04/01/2020		400	443
Petrobras Global Finance BV
2.393% due 01/15/2019		100	87
3.000% due 01/15/2019		100	87
4.375% due 05/20/2023		1,100	943
5.625% due 05/20/2043		600	489
6.250% due 03/17/2024 (g)		13,700	12,951
6.875% due 01/20/2040		6,100	5,573
7.250% due 03/17/2044		200	189
Petroleos Mexicanos
6.625% due 06/15/2035		9,400	10,810
Rosneft Finance S.A.
6.625% due 03/20/2017		4,700	4,723
7.500% due 07/18/2016		3,500	3,576
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017		500	471
Sprint Capital Corp.
6.900% due 05/01/2019		2,100	2,181
8.750% due 03/15/2032		100	104
Sprint Communications, Inc.
8.375% due 08/15/2017		4,300	4,682
Sprint Corp.
7.875% due 09/15/2023		100	103

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	75

Schedule of Investments PIMCO Floating Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SSE PLC
5.625% due 10/01/2017 (d)	EUR	6,000	$7,026
5.625% due 10/01/2017 (d)		$1,900	2,014
VimpelCom Holdings BV
5.950% due 02/13/2023		2,100	1,827
7.504% due 03/01/2022		3,600	3,434
Yellowstone Energy LP
5.750% due 12/31/2026		2,772	2,900

			127,052

Total Corporate Bonds & Notes (Cost $507,551)			460,123

MUNICIPAL BONDS & NOTES 2.6%

CALIFORNIA 0.1%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.750% due 06/01/2047		600	508

NEW JERSEY 0.8%
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041		8,100	6,223

OHIO 0.9%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047		5,900	4,856
6.000% due 06/01/2042		2,500	2,080

			6,936

TEXAS 0.8%
Texas Public Finance Authority Revenue Notes, Series 2014
5.250% due 07/01/2017		3,650	3,662
8.250% due 07/01/2024		2,100	2,110

			5,772

Total Municipal Bonds & Notes (Cost $19,087)			19,439

U.S. GOVERNMENT AGENCIES 0.0%
Fannie Mae
0.524% due 09/25/2042		16	17
6.000% due 04/25/2043		11	12
Ginnie Mae
0.475% due 12/16/2026		73	73

Total U.S. Government Agencies (Cost $101)			102

MORTGAGE-BACKED SECURITIES 10.5%
Adjustable Rate Mortgage Trust
2.632% due 11/25/2035 ^		364	313
2.740% due 08/25/2035		1,173	1,164
4.823% due 10/25/2035 ^		1,244	1,129
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^		850	700
Banc of America Funding Trust
0.673% due 07/26/2036		129	127
2.394% due 06/25/2034		129	131
2.681% due 09/20/2035 ^		236	205
5.458% due 05/20/2036 ^		476	444
5.888% due 04/25/2037 ^		401	348
Banc of America Mortgage Trust
2.498% due 07/25/2033		63	61

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.623% due 07/25/2033		$638	$641
2.793% due 01/25/2036 ^		162	124
2.888% due 11/20/2046 ^		1,660	1,384
5.500% due 12/25/2020		61	62
Bear Stearns Adjustable Rate Mortgage Trust
2.271% due 04/25/2034		1,239	1,227
2.360% due 02/25/2036		191	165
2.549% due 01/25/2035		21	20
2.731% due 05/25/2047 ^		1,154	1,003
Bear Stearns ALT-A Trust
2.522% due 02/25/2036 ^		1,870	1,435
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036		465	381
3.068% due 12/26/2046		1,236	977
Chase Mortgage Finance Trust
2.474% due 02/25/2037		442	439
5.500% due 12/25/2022 ^		1,220	1,102
Citigroup Mortgage Loan Trust, Inc.
0.244% due 01/25/2037		470	343
2.573% due 08/25/2035 ^		533	388
2.715% due 09/25/2037 ^		446	402
CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^		182	167
Countrywide Alternative Loan Trust
0.334% due 02/25/2047		236	201
0.344% due 06/25/2046		604	586
0.354% due 04/25/2046		4,597	3,990
0.384% due 05/25/2035		2,157	1,789
0.404% due 08/25/2046 ^		26	19
0.456% due 09/20/2046		465	164
0.504% due 11/20/2035		140	114
0.574% due 02/25/2036		520	391
0.686% due 11/20/2035 ^		110	64
5.500% due 03/25/2036 ^		116	100
6.000% due 03/25/2036		1,126	1,009
6.000% due 02/25/2037 ^		954	782
6.000% due 05/25/2037 ^		904	753
Countrywide Home Loan Mortgage Pass-Through Trust
2.439% due 04/25/2035		108	95
4.946% due 02/20/2036 ^		258	228
5.500% due 11/25/2035 ^		148	144
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		13	12
6.000% due 01/25/2036		535	423
Credit Suisse Mortgage Capital Certificates
2.917% due 05/26/2036		365	369
4.847% due 11/26/2035		55	56
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^		378	225
Deutsche ALT-A Securities, Inc.
0.324% due 03/25/2037 ^		757	548
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036 ^		261	217
5.886% due 10/25/2036 ^		261	217
5.945% due 02/25/2036 ^		850	747
Downey Savings & Loan Association Mortgage Loan Trust
0.488% due 10/19/2036 ^		453	192
First Horizon Alternative Mortgage Securities Trust
6.000% due 08/25/2036 ^		2,251	1,884
First Horizon Asset Securities, Inc.
4.913% due 02/25/2036		354	341
First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^		328	284
Granite Master Issuer PLC
0.189% due 12/20/2054	EUR	1,266	1,359
0.376% due 12/20/2054		$1,440	1,435

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.725% due 12/20/2054	GBP	206	$304
GSR Mortgage Loan Trust
2.670% due 09/25/2035		$925	925
2.672% due 11/25/2035		86	84
6.000% due 02/25/2036 ^		1,453	1,197
HarborView Mortgage Loan Trust
0.368% due 02/19/2046		3,440	2,990
2.542% due 06/19/2045 ^		1,485	973
Impac Secured Assets Trust
0.344% due 01/25/2037		1,363	1,183
IndyMac Mortgage Loan Trust
2.292% due 06/25/2037		742	431
4.544% due 09/25/2035		211	182
5.001% due 08/25/2037		1,127	1,065
JPMorgan Alternative Loan Trust
0.331% due 09/25/2036		421	376
2.579% due 05/25/2036 ^		409	334
3.143% due 12/25/2036		839	767
JPMorgan Mortgage Trust
5.158% due 06/25/2037 ^		1,030	950
5.162% due 07/25/2035		210	209
6.500% due 09/25/2035		458	474
JPMorgan Resecuritization Trust
0.671% due 03/26/2037		404	395
Lehman Mortgage Trust
6.000% due 09/25/2037 ^		861	824
MASTR Adjustable Rate Mortgages Trust
0.384% due 04/25/2046		863	656
MASTR Alternative Loan Trust
6.750% due 07/25/2036		795	611
MASTR Reperforming Loan Trust
7.500% due 07/25/2035		2,415	2,435
Merrill Lynch Alternative Note Asset Trust
0.474% due 03/25/2037		381	187
Merrill Lynch Mortgage Investors Trust
2.693% due 11/25/2035		299	298
Morgan Stanley Mortgage Loan Trust
2.451% due 07/25/2035		579	503
6.000% due 10/25/2037 ^		1,085	929
Residential Accredit Loans, Inc. Trust
0.364% due 07/25/2036		576	465
1.481% due 09/25/2045		744	634
6.000% due 07/25/2036 ^		1,172	952
6.000% due 09/25/2036 ^		927	666
Residential Asset Securitization Trust
6.000% due 04/25/2037 ^		1,216	1,055
Residential Funding Mortgage Securities, Inc. Trust
2.990% due 09/25/2035 ^		899	717
3.658% due 08/25/2036 ^		382	335
3.806% due 07/27/2037		2,167	1,842
Sequoia Mortgage Trust
0.526% due 07/20/2033		190	180
Structured Adjustable Rate Mortgage Loan Trust
2.490% due 09/25/2035		1,626	1,454
Structured Asset Mortgage Investments Trust
0.304% due 03/25/2037		1,428	1,084
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035		87	84
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		473	92
WaMu Mortgage Pass-Through Certificates Trust
0.454% due 11/25/2045		1,259	1,103
0.494% due 08/25/2045		650	619
0.858% due 01/25/2047		847	771
0.898% due 05/25/2047		532	457
0.931% due 12/25/2046		493	465
1.001% due 10/25/2046		1,929	1,552

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.128% due 02/25/2046		$1,994	$1,894
1.328% due 11/25/2042		193	181
2.441% due 09/25/2033		243	242
Wells Fargo Mortgage-Backed Securities Trust
2.491% due 09/25/2033		323	324
2.610% due 07/25/2036 ^		2,399	2,278
2.610% due 11/25/2037 ^		1,522	1,345
2.618% due 06/25/2035		1,445	1,464
2.619% due 05/25/2036 ^		155	147
2.691% due 04/25/2036 ^		1,673	1,583
6.000% due 04/25/2037 ^		1,579	1,571

Total Mortgage-Backed Securities (Cost $75,776)			78,458

ASSET-BACKED SECURITIES 4.5%
Accredited Mortgage Loan Trust
0.640% due 09/25/2035		1,000	923
Aircraft Certificate Owner Trust
7.001% due 09/20/2022		4,412	4,717
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.524% due 03/25/2033		526	501
Argent Securities Trust
0.324% due 06/25/2036		1,572	583
0.414% due 07/25/2036		1,480	689
Asset-Backed Securities Corp. Home Equity Loan Trust
1.825% due 03/15/2032		903	867
Avoca CLO PLC
0.348% due 09/15/2021	EUR	674	721
Bear Stearns Asset-Backed Securities Trust
0.414% due 06/25/2047		$1,000	847
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045		506	428
0.434% due 07/25/2045		2,000	1,229
0.574% due 11/25/2046		707	598
Countrywide Asset-Backed Certificates
0.354% due 11/25/2047		520	408
0.394% due 09/25/2047		2,000	1,482
0.421% due 04/25/2036		1,014	1,007
0.434% due 11/25/2037		2,100	1,295
0.714% due 01/25/2036		582	561
Countrywide Asset-Backed Certificates Trust
0.431% due 05/25/2036		154	155
4.740% due 10/25/2035		718	716
Credit Suisse Mortgage Capital Certificates
0.771% due 09/25/2037		562	501
GSAA Home Equity Trust
0.624% due 08/25/2037		980	871
GSAMP Trust
0.244% due 12/25/2036		91	50
HSI Asset Loan Obligation Trust
0.231% due 12/25/2036		90	39
HSI Asset Securitization Corp. Trust
0.464% due 11/25/2035		978	914
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.614% due 03/25/2036		1,000	687
JPMorgan Mortgage Acquisition Trust
3.501% due 01/25/2037 ^		1,429	1,097
Long Beach Mortgage Loan Trust
0.504% due 01/25/2046		35	31
MASTR Asset-Backed Securities Trust
0.224% due 01/25/2037		465	208
0.384% due 05/25/2037		1,500	1,062
Merrill Lynch Mortgage Investors Trust
0.431% due 04/25/2037		1,000	519

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
0.879% due 12/25/2034		$590	$573
New Century Home Equity Loan Trust
0.684% due 07/25/2035		1,000	892
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.504% due 10/25/2036		2,882	1,177
People’s Choice Home Loan Securities Trust
1.116% due 05/25/2035 ^		1,000	739
RAAC Trust
0.574% due 06/25/2047		530	496
Residential Asset Mortgage Products Trust
0.664% due 08/25/2035		1,000	964
Residential Asset Securities Corp. Trust
0.444% due 07/25/2036		1,500	786
0.494% due 01/25/2036		957	932
0.514% due 11/25/2035		1,000	911
SACO, Inc.
0.671% due 12/25/2035		473	450
Saxon Asset Securities Trust
0.966% due 03/25/2035		910	830
Securitized Asset-Backed Receivables LLC Trust
0.464% due 12/25/2035		559	493
Soundview Home Loan Trust
0.414% due 07/25/2036		1,000	633
Specialty Underwriting & Residential Finance Trust
0.854% due 01/25/2034		17	15

Total Asset-Backed Securities (Cost $32,165)			33,597

SOVEREIGN ISSUES 6.6%
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	16,800	4,671
10.000% due 01/01/2025		700	185
Indonesia Government International Bond
5.125% due 01/15/2045		$1,800	1,899
Mexico Government International Bond
4.750% due 06/14/2018	MXN	283,400	18,612
4.750% due 03/08/2044		$8,400	8,862
Republic of Greece Government Bond
3.000% due 02/24/2023	EUR	90	54
3.000% due 02/24/2024 (g)		90	53
3.000% due 02/24/2025		90	52
3.000% due 02/24/2026		190	105
3.000% due 02/24/2027		90	49
3.000% due 02/24/2028		190	101
3.000% due 02/24/2029		290	154
3.000% due 02/24/2030		390	205
3.000% due 02/24/2031		290	153
3.000% due 02/24/2032		190	100
3.000% due 02/24/2033		190	99
3.000% due 02/24/2034		190	99
3.000% due 02/24/2035		190	99
3.000% due 02/24/2036		990	516
3.000% due 02/24/2037		890	462
3.000% due 02/24/2038 (g)		390	202
3.000% due 02/24/2039		390	204
3.000% due 02/24/2040		490	254
3.000% due 02/24/2041		90	47
3.000% due 02/24/2042		90	47
3.800% due 08/08/2017	JPY	172,000	955
4.500% due 07/03/2017		150,000	837
Turkey Government International Bond
7.375% due 02/05/2025		$6,700	8,330
Venezuela Government International Bond
8.250% due 10/13/2024		6,000	2,100

Total Sovereign Issues (Cost $58,139)			49,506

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)	345,787	$0

Total Common Stocks (Cost $1,936)		0

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Ally Financial, Inc.
7.000% due 04/30/2015 (d)	1,500	1,540
American Realty Capital Properties, Inc.
6.700% due 01/03/2019 (d)	800	19
CoBank ACB
6.200% due 01/01/2025 (d)	2,500	255

Total Preferred Securities (Cost $1,679)		1,814

SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (f) 0.2%
		1,607

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 1.5%
0.033% due 04/09/2015 - 06/25/2015 (c)(i)(j)(l)	$11,626	11,626

Total Short-Term Instruments (Cost $13,233)		13,233

Total Investments in Securities (Cost $775,732)		722,112

	SHARES
INVESTMENTS IN AFFILIATES 6.8%

SHORT-TERM INSTRUMENTS 6.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.8%
PIMCO Short-Term Floating NAV Portfolio	1,821	18
PIMCO Short-Term Floating NAV Portfolio III	5,137,843	50,952

Total Short-Term Instruments (Cost $50,962)		50,970

Total Investments in Affiliates (Cost $50,962)		50,970

Total Investments 103.1% (Cost $826,694)		$773,082

Financial Derivative Instruments (h)(k) 1.5% (Cost or Premiums, net $(4,203))		11,252

Other Assets and Liabilities, net (4.6%)		(34,601)

Net Assets 100.0%		$749,733

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	77

Schedule of Investments PIMCO Floating Income Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
KGH Intermediate Holdco LLC	8.500%	08/07/2019	08/07/2014	$1,091	$1,055	0.14%
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	373	352	0.05%
Rise Ltd.	4.750%	01/31/2021	02/11/2014	4,234	4,263	0.57%

				$5,698	$5,670	0.76%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$1,607	Fannie Mae 2.200% due 10/17/2022	$(1,643)	$1,607	$1,607

Total Repurchase Agreements						$(1,643)	$1,607	$1,607

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BRC	(2.000%)	03/26/2015	02/26/2017	$ (872)	$(872)
	(0.500%)	03/02/2015	02/27/2017	(9,760)	(9,756)
DEU	0.800%	02/19/2015	05/19/2015	(13,456)	(13,468)
MYI	(10.000%)	12/31/2015	12/31/2015	EUR (191)	(205)
UBS	0.600%	03/12/2015	04/21/2015	$ (7,381)	(7,384)
	0.750%	03/12/2015	04/21/2015	(4,351)	(4,353)

Total Reverse Repurchase Agreements					$(36,038)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $56,044 at a weighted average interest rate of 0.459%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $39,208 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BRC	$0	$(10,628)	$0	$0	$(10,628)	$11,208	$580
DEU	0	(13,468)	0	0	(13,468)	14,770	1,302
MYI	0	(205)	0	0	(205)	199	(6)
SSB	1,607	0	0	0	1,607	(1,643)	(36)
UBS	0	(11,736)	0	0	(11,736)	13,030	1,294

Total Borrowings and Other Financing Transactions	$1,607	$(36,038)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - EUREX EURO STOXX 50 Index	3,800.000	12/20/2019	280	$956	$1,316

Total Purchased Options				$956	$1,316

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - EUREX EURO STOXX 50 Index	2,500.000	12/20/2019	280	$(1,008)	$(786)

Total Written Options				$(1,008)	$(786)

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Short	06/2015	28	$(25)	$0	$(9)

Total Futures Contracts				$(25)	$0	$(9)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-23 5-Year Index	1.000%	12/20/2019	$52,200	$886	$28	$9	$0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	8,800	162	(3)	2	0

				$1,048	$25	$11	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.000%	12/17/2016	$ 95,400	$(743)	$(251)	$0	$(31)
Receive	3-Month USD-LIBOR	0.750%	12/18/2016	250,000	(543)	(2,773)	0	(82)
Receive	3-Month USD-LIBOR	1.250%	06/17/2017	186,700	(1,160)	29	0	(110)
Receive	3-Month USD-LIBOR	2.250%	06/17/2020	129,800	(3,942)	222	0	(239)
Receive	3-Month USD-LIBOR	2.500%	12/18/2020	40,000	(2,156)	(1,552)	0	(78)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024	20,000	(1,949)	(880)	0	(43)
Receive	3-Month USD-LIBOR	2.300%	02/20/2025	1,200	(33)	(27)	0	(3)
Receive	3-Month USD-LIBOR	2.750%	06/17/2025	12,100	(742)	(171)	0	(25)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	6,900	(1,766)	258	0	(8)
Receive	6-Month EUR-EURIBOR	0.350%	09/16/2020	EUR 50,100	(151)	(110)	0	(43)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	2,300	(38)	(10)	0	(8)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025	GBP 7,000	(274)	41	0	(2)

					$(13,497)	$(5,224)	$0	$(672)

Total Swap Agreements					$(12,449)	$(5,199)	$11	$(672)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	79

Schedule of Investments PIMCO Floating Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $800 have been pledged as collateral as of March 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.

(j)	Securities with an aggregate market value of $3,512 and cash of $5,830 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$1,316	$0	$11	$1,327	$(786)	$(9)	$(672)	$(1,467)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		EUR	80,919	$		91,371	$4,357	$0
	04/2015		GBP	1,358			2,013	3	(5)
	04/2015	$		3,110		EUR	2,863	11	(42)
	04/2015			25,122		JPY	3,002,807	0	(85)
	05/2015		GBP	70	$		104	0	0
	05/2015		JPY	3,002,807			25,132	83	0

BPS	04/2015		GBP	111			165	0	0

BRC	04/2015		ZAR	26,598			2,272	89	0

CBK	04/2015		BRL	43,168			13,456	0	(69)
	04/2015		EUR	685			776	40	0
	04/2015		GBP	350			537	18	0
	04/2015	$		13,330		BRL	43,168	252	(56)
	04/2015			2,458		ZAR	30,609	54	0
	05/2015		EUR	848	$		924	12	0

DUB	04/2015		JPY	3,002,807			25,129	92	0

FBF	07/2015		BRL	51,917			19,021	3,191	0

GLM	04/2015		EUR	2,518			2,806	99	0
	04/2015		GBP	614			936	25	0
	04/2015	$		1,918		EUR	1,709	0	(81)
	04/2015			3,469		INR	218,726	41	0
	05/2015		GBP	449	$		671	5	0
	06/2015		INR	217,326			3,437	0	(6)

JPM	04/2015		BRL	72,105			24,006	1,480	(65)
	04/2015		EUR	1,161			1,237	0	(11)
	04/2015		MXN	272,307			18,504	671	0
	04/2015	$		22,477		BRL	72,105	116	0
	05/2015			9,184			29,776	68	0

MSB	04/2015		BRL	9,679	$		3,017	0	(16)
	04/2015		GBP	21,000			31,657	506	0
	04/2015	$		3,088		BRL	9,679	0	(55)

RBC	04/2015		BRL	19,259	$		6,003	0	(31)
	04/2015	$		6,177		BRL	19,259	0	(143)

SCX	05/2015		MXN	15,976	$		1,089	44	0

UAG	04/2015		INR	218,726			3,488	0	(22)
	06/2015	$		3,441		INR	218,726	24	0

Total Forward Foreign Currency Contracts								$11,281	$(687)

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
CBK	Call - OTC EUR versus USD	$1.380	04/07/2015	EUR 20,000	$2	$0

					$2	$0

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR 6	$1,917	$3,004

					$1,917	$3,004

Total Purchased Options					$1,919	$3,004

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	3,400	$(6)	$0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		4,800	(7)	0

JPM	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		800	(1)	0

							$(14)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$	3,900	$(20)	$(35)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		3,900	(25)	(8)

MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		14,500	(108)	(107)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		14,500	(97)	(80)

								$(250)	$(230)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR 6	$(2,010)	$(1,175)

					$(2,010)	$(1,175)

Total Written Options					$(2,274)	$(1,405)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$417,000	EUR	304,275	$(2,763)
Sales	10,893	308,400		255,511	(7,489)
Closing Buys	(1,524)	(26,800)		(2)	1,401
Expirations	(6,050)	(637,900)		(511,478)	5,034
Exercised	(3,039)	(14,900)		(48,300)	535

Balance at End of Period	280	$45,800	EUR	6	$(3,282)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	81

Schedule of Investments PIMCO Floating Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	AutoZone, Inc.	(1.320%	)	09/20/2018	0.197%	$ 1,100	$0	$(43)	$0	$(43)
	Pearson Dollar Finance PLC	(1.000%	)	06/20/2018	0.189%	1,000	(25)	(2)	0	(27)

FBF	Rohm & Haas Co.	(1.850%	)	09/20/2017	0.123%	3,000	0	(130)	0	(130)

GST	Embarq Corp.	(1.000%	)	06/20/2016	0.285%	2,700	(19)	(6)	0	(25)

JPM	Embarq Corp.	(1.550%	)	06/20/2016	0.293%	3,000	0	(48)	0	(48)

							$(44)	$(229)	$0	$(273)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	China Government International Bond	1.000%	09/20/2016	0.292%	$	2,900	$15	$16	$31	$0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.511%		2,000	358	(26)	332	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		2,300	19	(12)	7	0
	New York State General Obligation Bonds, Series 2005	1.850%	03/20/2021	0.456%		1,900	0	150	150	0
	NRG Energy, Inc.	5.000%	06/20/2017	1.051%		900	(92)	172	80	0
	Sprint Communications, Inc.	5.000%	12/20/2019	3.763%		700	36	1	37	0

BPS	Brazil Government International Bond	1.000%	09/20/2017	2.144%		1,700	(32)	(14)	0	(46)
	China Government International Bond	1.000%	09/20/2015	0.191%		1,000	9	(5)	4	0
	Frontier Communications Corp.	5.000%	06/20/2019	2.410%		3,775	(444)	838	394	0
	Jaguar Land Rover PLC	5.000%	03/20/2018	0.664%	EUR	4,700	524	136	660	0
	NRG Energy, Inc.	5.000%	09/20/2016	0.735%	$	1,000	(10)	75	65	0
	Philippines Government International Bond	1.000%	09/20/2015	0.194%		5,000	(114)	135	21	0

BRC	BMW U.S. Capital LLC	1.000%	09/20/2015	0.149%		2,000	4	5	9	0
	Brazil Government International Bond	1.000%	06/20/2017	2.051%		2,000	(49)	4	0	(45)
	China Government International Bond	1.000%	09/20/2015	0.191%		2,000	19	(10)	9	0
	China Government International Bond	1.000%	09/20/2016	0.292%		7,000	36	40	76	0
	Community Health Systems, Inc.	5.000%	06/20/2019	2.449%		200	14	6	20	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.511%		1,900	346	(31)	315	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2019	0.681%		800	150	9	159	0
	General Motors Co.	5.000%	06/20/2016	0.573%		800	77	(32)	45	0
	Indonesia Government International Bond	1.000%	06/20/2022	1.938%		300	(35)	17	0	(18)
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		1,100	9	(6)	3	0
	Philippines Government International Bond	1.000%	06/20/2021	1.100%		3,000	(83)	67	0	(16)
	Seagate Technology HDD Holdings	5.000%	03/20/2018	0.214%		400	27	30	57	0
	Seagate Technology HDD Holdings	5.000%	06/20/2018	0.221%		300	18	29	47	0
	South Africa Government International Bond	1.000%	09/20/2017	1.305%		9,780	(292)	222	0	(70)
	Volkswagen International Finance NV	1.000%	09/20/2015	0.183%		3,000	(19)	31	12	0

CBK	Brazil Government International Bond	1.000%	09/20/2017	2.144%		4,380	(97)	(22)	0	(119)
	California State General Obligation Bonds, Series 2003	3.050%	12/20/2020	0.666%		6,000	0	776	776	0
	China Government International Bond	1.000%	09/20/2015	0.191%		500	5	(2)	3	0
	Colombia Government International Bond	1.000%	03/20/2016	0.708%		1,400	(10)	14	4	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.233%		1,000	(1)	9	8	0
	Indonesia Government International Bond	1.000%	06/20/2022	1.938%		100	(12)	6	0	(6)
	Indonesia Government International Bond	1.000%	06/20/2023	2.041%		7,600	(699)	142	0	(557)
	Philippines Government International Bond	1.000%	09/20/2015	0.194%		11,700	(262)	311	49	0
	Sprint Communications, Inc.	5.000%	12/20/2019	3.763%		2,000	102	5	107	0
	Turkey Government International Bond	1.000%	03/20/2020	2.097%		4,100	(190)	(17)	0	(207)
	Venezuela Government International Bond	5.000%	09/20/2017	53.728%		934	(141)	(404)	0	(545)
	Volkswagen International Finance NV	1.000%	09/20/2015	0.183%		3,600	2	14	16	0

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
DUB	Australia & New Zealand Banking Group Ltd.	1.000%	03/20/2018	0.284%	$	6,000	$19	$110	$129	$0
	Brazil Government International Bond	1.000%	06/20/2017	2.051%		1,350	(47)	17	0	(30)
	California State General Obligation Bonds, Series 2003	2.650%	03/20/2021	0.693%		1,800	0	198	198	0
	Indonesia Government International Bond	1.000%	12/20/2018	1.049%		7,300	(322)	311	0	(11)
	Qatar Government International Bond	1.000%	03/20/2016	0.299%		400	(3)	6	3	0
	Venezuela Government International Bond	5.000%	06/20/2017	54.114%		4,600	(381)	(2,245)	0	(2,626)

FBF	Canadian Natural Resources Ltd.	1.000%	09/20/2017	0.513%		4,900	(155)	216	61	0
	Colombia Government International Bond	1.000%	03/20/2016	0.708%		700	4	(1)	3	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		5,000	(97)	111	14	0
	NRG Energy, Inc.	5.000%	06/20/2015	0.319%		300	(5)	8	3	0
	South Africa Government International Bond	1.000%	12/20/2020	2.183%		1,325	(51)	(31)	0	(82)
	Univision Communications, Inc.	5.000%	09/20/2019	1.340%		5,800	(638)	1,554	916	0

GST	Anadarko Petroleum Corp.	1.000%	06/20/2017	0.438%		2,300	(74)	104	30	0
	Bank of America Corp.	1.000%	03/20/2018	0.405%		10,000	(105)	284	179	0
	Berkshire Hathaway Finance Corp.	1.000%	09/20/2015	0.122%		1,000	(30)	34	4	0
	Brazil Government International Bond	1.000%	06/20/2017	2.051%		2,650	(65)	5	0	(60)
	Brazil Government International Bond	1.000%	09/20/2017	2.144%		2,050	(49)	(7)	0	(56)
	Colombia Government International Bond	1.000%	03/20/2020	1.542%		4,200	(146)	40	0	(106)
	Comcast Corp.	1.000%	06/20/2021	0.427%		9,900	(317)	659	342	0
	Community Health Systems, Inc.	5.000%	06/20/2019	2.449%		1,100	91	23	114	0
	Connecticut State General Obligation Notes, Series 2007	1.600%	03/20/2021	0.989%		10,000	0	335	335	0
	Greece Government International Bond	1.000%	12/20/2015	52.966%	EUR	450	(23)	(114)	0	(137)
	Greece Government International Bond	1.000%	12/20/2015	66.327%	$	550	(32)	(154)	0	(186)
	MetLife, Inc.	1.000%	09/20/2015	0.117%		3,500	(203)	219	16	0
	NRG Energy, Inc.	5.000%	06/20/2016	0.541%		7,000	145	251	396	0
	NRG Energy, Inc.	5.000%	06/20/2017	1.051%		3,900	(394)	740	346	0
	South Africa Government International Bond	1.000%	03/20/2020	2.028%		2,000	(123)	28	0	(95)
	Univision Communications, Inc.	5.000%	09/20/2019	1.340%		650	(72)	174	102	0
	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.731%		3,200	(50)	224	174	0
	Windstream Corp.	5.000%	12/20/2017	1.916%		2,300	81	111	192	0

HUS	Brazil Government International Bond	1.000%	09/20/2017	2.144%		4,850	(105)	(27)	0	(132)
	China Government International Bond	1.000%	09/20/2015	0.191%		400	4	(2)	2	0
	Colombia Government International Bond	1.000%	03/20/2020	1.542%		4,000	(127)	26	0	(101)
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.233%		1,000	(9)	16	7	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		4,500	36	(22)	14	0
	Qatar Government International Bond	1.000%	03/20/2016	0.299%		400	(4)	7	3	0
	South Africa Government International Bond	1.000%	09/20/2017	1.305%		570	(9)	5	0	(4)
	Spain Government International Bond	1.000%	12/20/2016	0.400%		45,700	(138)	627	489	0
	Venezuela Government International Bond	5.000%	09/20/2017	53.728%		8,525	(1,255)	(3,717)	0	(4,972)

JPM	Brazil Government International Bond	1.000%	12/20/2017	2.218%		1,000	0	(32)	0	(32)
	Colombia Government International Bond	1.000%	03/20/2020	1.542%		5,000	(162)	37	0	(125)
	Philippines Government International Bond	1.000%	06/20/2021	1.100%		14,000	(337)	260	0	(77)

MYC	Brazil Government International Bond	1.000%	06/20/2017	2.051%		3,400	(111)	34	0	(77)
	Brazil Government International Bond	1.000%	09/20/2017	2.144%		2,500	(43)	(25)	0	(68)
	China Government International Bond	1.000%	09/20/2015	0.191%		1,100	9	(4)	5	0
	China Government International Bond	1.000%	09/20/2016	0.292%		5,000	25	30	55	0
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.233%		2,000	(10)	26	16	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.245%		1,000	(8)	17	9	0
	Ford Motor Credit Co. LLC	5.000%	12/20/2018	0.511%		1,400	252	(20)	232	0
	France Government Bond	0.250%	09/20/2016	0.089%		1,100	(52)	55	3	0
	New York State General Obligation Bonds, Series 2005	1.950%	12/20/2020	0.432%		6,000	0	498	498	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	83

Schedule of Investments PIMCO Floating Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Philippines Government International Bond	1.000%	09/20/2015	0.194%	$	9,000	$(176)	$213	$37	$0
	Qatar Government International Bond	1.000%	03/20/2016	0.299%		800	(6)	12	6	0
	South Africa Government International Bond	1.000%	12/20/2020	2.183%		2,760	(90)	(80)	0	(170)

RYL	China Government International Bond	1.000%	09/20/2015	0.191%		2,600	24	(12)	12	0

UAG	Brazil Government International Bond	1.000%	06/20/2017	2.051%		6,775	(129)	(23)	0	(152)
	Brazil Government International Bond	1.000%	09/20/2017	2.144%		5,256	(156)	12	0	(144)
	MetLife, Inc.	1.000%	09/20/2015	0.117%		3,900	(231)	249	18	0
	NRG Energy, Inc.	5.000%	06/20/2015	0.319%		800	(13)	23	10	0
	Sprint Communications, Inc.	1.000%	09/20/2017	2.292%		800	(121)	96	0	(25)

							$(6,796)	$4,168	$8,469	$(11,097)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BPS	CDX.EM-17 5-Year Index	5.000%	06/20/2017	$8,460	$984	$(966)	$18	$0

BRC	CDX.EM ex-Europe-18 5-Year Index	5.000%	12/20/2017	1,786	223	(220)	3	0

					$1,207	$(1,186)	$21	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	8.300%	01/02/2017	BRL	10,900	$9	$(328)	$0	$(319)

							$9	$(328)	$0	$(319)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/Receive	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	1,935	Not Applicable, Fully Funded	04/11/2015	$808	$808	$74	$882	$0

	Pay	OGX Petroleo e Gas Participaceos S.A.	2,442	Not Applicable, Fully Funded	04/11/2015	1,020	1,020	496	1,516	0

							$1,828	$570	$2,398	$0

Total Swap Agreements							$(3,796)	$2,995	$10,888	$(11,689)

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(l)	Securities with an aggregate market value of $7,314 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$4,454	$0	$637	$5,091	$(132)	$0	$0	$(132)	$4,959	$(4,360)	$599
BPS	0	0	1,162	1,162	0	0	(46)	(46)	1,116	(1,090)	26
BRC	89	0	755	844	0	0	(149)	(149)	695	(750)	(55)
CBK	376	0	963	1,339	(125)	0	(1,434)	(1,559)	(220)	401	181
DUB	92	0	2,728	2,820	0	0	(2,737)	(2,737)	83	1,523	1,606
FBF	3,191	3,004	997	7,192	0	(1,175)	(212)	(1,387)	5,805	(6,900)	(1,095)
GLM	170	0	0	170	(87)	(43)	(319)	(449)	(279)	281	2
GST	0	0	2,230	2,230	0	0	(665)	(665)	1,565	(1,510)	55
HUS	0	0	515	515	0	0	(5,209)	(5,209)	(4,694)	4,507	(187)
JPM	2,335	0	0	2,335	(76)	0	(282)	(358)	1,977	(1,900)	77
MSB	506	0	0	506	(71)	0	0	(71)	435	(240)	195
MYC	0	0	861	861	0	(187)	(315)	(502)	359	(630)	(271)
RBC	0	0	0	0	(174)	0	0	(174)	(174)	281	107
RYL	0	0	12	12	0	0	0	0	12	(40)	(28)
SCX	44	0	0	44	0	0	0	0	44	0	44
UAG	24	0	28	52	(22)	0	(321)	(343)	(291)	321	30

Total Over the Counter	$11,281	$3,004	$10,888	$25,173	$(687)	$(1,405)	$(11,689)	$(13,781)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$1,316	$0	$0	$1,316
Swap Agreements	0	11	0	0	0	11

	$0	$11	$1,316	$0	$0	$1,327

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,281	$0	$11,281
Purchased Options	0	0	3,004	0	0	3,004
Swap Agreements	0	10,888	0	0	0	10,888

	$0	$10,888	$3,004	$11,281	$0	$25,173

	$0	$10,899	$4,320	$11,281	$0	$26,500

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$786	$0	$0	$786
Futures	0	0	0	0	9	9
Swap Agreements	0	0	0	0	672	672

	$0	$0	$786	$0	$681	$1,467

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$687	$0	$687
Written Options	0	0	1,175	0	230	1,405
Swap Agreements	0	11,370	0	0	319	11,689

	$0	$11,370	$1,175	$687	$549	$13,781

	$0	$11,370	$1,961	$687	$1,230	$15,248

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	85

Schedule of Investments PIMCO Floating Income Fund (Cont.)

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Written Options	0	0	660	0	4	664
Futures	0	0	180	0	(10,213)	(10,033)
Swap Agreements	0	1,423	0	0	(38,045)	(36,622)

	$0	$1,423	$840	$0	$(48,261)	$(45,998)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30,009	$0	$30,009
Purchased Options	0	0	265	244	0	509
Written Options	0	1,859	462	1,804	877	5,002
Swap Agreements	0	18,668	0	0	4,754	23,422

	$0	$20,527	$727	$32,057	$5,631	$58,942

	$0	$21,950	$1,567	$32,057	$(42,630)	$12,944

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$360	$0	$0	$360
Written Options	0	0	222	0	0	222
Futures	0	0	0	0	(3,340)	(3,340)
Swap Agreements	0	(1,592)	0	0	(4,526)	(6,118)

	$0	$(1,592)	$582	$0	$(7,866)	$(8,876)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,511	$0	$13,511
Purchased Options	0	0	1,087	(3)	0	1,084
Written Options	0	(648)	836	(490)	(240)	(542)
Swap Agreements	0	(20,944)	0	0	(2,655)	(23,599)

	$0	$(21,592)	$1,923	$13,018	$(2,895)	$(9,546)

	$0	$(23,184)	$2,505	$13,018	$(10,761)	$(18,422)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$60,995	$4,845	$65,840
Corporate Bonds & Notes
Banking & Finance	0	182,667	18,611	201,278
Industrials	0	130,402	1,391	131,793
Utilities	0	124,152	2,900	127,052
Municipal Bonds & Notes
California	0	508	0	508
New Jersey	0	6,223	0	6,223
Ohio	0	6,936	0	6,936
Texas	0	5,772	0	5,772
U.S. Government Agencies	0	102	0	102
Mortgage-Backed Securities	0	77,481	977	78,458
Asset-Backed Securities	0	28,880	4,717	33,597
Sovereign Issues	0	49,506	0	49,506
Preferred Securities
Banking & Finance	0	1,814	0	1,814
Short-Term Instruments
Repurchase Agreements	0	1,607	0	1,607
U.S. Treasury Bills	0	11,626	0	11,626
	$0	$688,671	$33,441	$722,112

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$50,970	$0	$0	$50,970

Total Investments	$50,970	$688,671	$33,441	$773,082

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,327	0	1,327
Over the counter	0	22,775	2,398	25,173
	$0	$24,102	$2,398	$26,500

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(1,458)	0	(1,467)
Over the counter	0	(13,781)	0	(13,781)
	$(9)	$(15,239)	$0	$(15,248)

Totals	$50,961	$697,534	$35,839	$784,334

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,066	$(200)	$117	$(1)	$(137)	$0	$0	$4,845	$(137)
Corporate Bonds & Notes
Banking & Finance	22,392	8,480	(12,764)	(13)	368	426	0	(278)	18,611	482
Industrials	17,932	0	(15,010)	(22)	1,000	(2,404)	0	(105)	1,391	2
Utilities	2,708	0	(115)	0	0	307	0	0	2,900	301
Mortgage-Backed Securities	0	0	0	0	0	0	977	0	977	0
Asset-Backed Securities	10,080	(4,534)	(1,044)	22	46	147	0	0	4,717	248

	$53,112	$9,012	$(29,133)	$104	$1,413	$(1,661)	$977	$(383)	$33,441	$896

Financial Derivative Instruments - Assets
Over the counter	$1,360	$0	$0	$0	$0	$1,262	$0	$(224)	$2,398	$1,356

Totals	$54,472	$9,012	$(29,133)	$104	$1,413	$(399)	$977	$(607)	$35,839	$2,252

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$4,263	Benchmark Pricing	Base Price	100.50
	582	Third Party Vendor	Broker Quote	77.50
Corporate Bonds & Notes
Banking & Finance	18,611	Benchmark Pricing	Base Price	100.00-102.75
Industrials	1,391	Third Party Vendor	Broker Quote	106.00-115.75
Utilities	2,900	Benchmark Pricing	Base Price	104.61
Mortgage-Backed Securities	977	Third Party Vendor	Broker Quote	79.00
Asset-Backed Securities	4,717	Benchmark Pricing	Base Price	106.00

Financial Derivative Instruments - Assets
Over the counter	2,398	Indicative Market Quotation	Broker Quote	109.19-148.61

Total	$35,839

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	87

Schedule of Investments PIMCO High Yield Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.2%

BANK LOAN OBLIGATIONS 0.8%
CDRH Parent, Inc.
5.250% due 07/01/2021		$499	$501
9.000% due 07/01/2022		2,000	1,935
Getty Images, Inc.
4.750% due 10/18/2019		12,198	10,316
MPH Acquisition Holdings LLC
3.750% due 03/31/2021		7,696	7,685
Rite Aid Corp.
TBD% due 02/10/2016		56,000	55,737
Sun Products Corp.
5.500% due 03/23/2020		6,496	6,283
Syniverse Holdings, Inc.
4.000% due 04/23/2019		3,878	3,678

Total Bank Loan Obligations (Cost $88,323)			86,135

CORPORATE BONDS & NOTES 93.1%

BANKING & FINANCE 11.7%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		10,000	10,350
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		16,600	16,719
4.500% due 05/15/2021		42,750	44,565
Ally Financial, Inc.
5.125% due 09/30/2024		20,000	20,650
6.250% due 12/01/2017		10,000	10,675
7.500% due 09/15/2020		35,330	41,469
8.000% due 03/15/2020		20,078	23,993
8.000% due 11/01/2031		13,814	18,027
Argos Merger Sub, Inc.
7.125% due 03/15/2023		23,525	24,437
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (e)	EUR	10,200	11,324
9.000% due 05/09/2018 (e)		$10,000	10,900
Banco Santander S.A.
6.250% due 09/11/2021 (e)	EUR	10,000	10,826
Bank of America Corp.
6.250% due 09/05/2024 (e)		$12,500	12,797
Barclays Bank PLC
7.625% due 11/21/2022		4,800	5,628
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	5,000	5,562
6.625% due 09/15/2019 (e)		$5,000	4,969
8.000% due 12/15/2020 (e)	EUR	12,000	14,405
8.250% due 12/15/2018 (e)		$10,000	10,734
CBRE Services, Inc.
5.000% due 03/15/2023		15,000	15,675
Chinos Intermediate Holdings A, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 05/01/2019 (b)		11,000	9,680
CIT Group, Inc.
5.000% due 08/15/2022		53,000	54,524
5.000% due 08/01/2023		20,000	20,550
5.250% due 03/15/2018		7,250	7,522
5.500% due 02/15/2019		27,000	28,147
CNL Lifestyle Properties, Inc.
7.250% due 04/15/2019		17,000	17,425
Credit Agricole S.A.
6.500% due 06/23/2021 (e)	EUR	2,500	2,836
6.625% due 09/23/2019 (e)		$7,500	7,532
7.875% due 01/23/2024 (e)		55,850	59,292
Credit Suisse Group AG
6.250% due 12/18/2024 (e)		33,500	33,014

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 12/11/2023 (e)		$7,222	$7,772
Crown Castle International Corp.
4.875% due 04/15/2022		10,000	10,406
5.250% due 01/15/2023		33,500	35,342
Denali Borrower LLC
5.625% due 10/15/2020		23,000	24,368
General Motors Financial Co., Inc.
3.250% due 05/15/2018		20,250	20,680
4.250% due 05/15/2023		20,000	20,769
4.375% due 09/25/2021		8,750	9,332
6.750% due 06/01/2018		2,000	2,255
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		10,000	10,525
HSBC Holdings PLC
6.375% due 09/17/2024 (e)		15,000	15,338
6.375% due 03/30/2025 (e)		4,000	4,100
HUB International Ltd.
7.875% due 10/01/2021		25,500	26,201
ILFC E-Capital Trust
6.250% due 12/21/2065		15,250	14,411
International Lease Finance Corp.
6.250% due 05/15/2019		12,450	13,633
8.250% due 12/15/2020		7,100	8,662
8.750% due 03/15/2017		5,000	5,538
Intesa Sanpaolo SpA
5.017% due 06/26/2024		13,650	13,996
iStar Financial, Inc.
4.000% due 11/01/2017		850	843
5.000% due 07/01/2019		16,000	16,060
Jefferies Finance LLC
6.875% due 04/15/2022		10,000	9,350
7.375% due 04/01/2020		20,000	19,500
LBG Capital PLC
7.625% due 12/09/2019	GBP	900	1,364
7.625% due 10/14/2020	EUR	1,300	1,534
9.125% due 07/15/2020	GBP	2,500	3,793
15.000% due 12/21/2019		6,350	13,308
15.000% due 12/21/2019	EUR	600	967
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$5,000	7,200
Lloyds Banking Group PLC
7.000% due 06/27/2019 (e)	GBP	1,117	1,699
7.500% due 06/27/2024 (e)		$50,889	54,197
7.625% due 06/27/2023 (e)	GBP	9,298	14,734
Navient Corp.
4.875% due 06/17/2019		$14,700	14,700
5.000% due 10/26/2020		5,750	5,657
5.500% due 01/25/2023		5,000	4,775
5.625% due 08/01/2033		4,750	3,913
5.875% due 10/25/2024		13,375	12,539
6.125% due 03/25/2024		27,000	25,987
8.000% due 03/25/2020		14,250	15,887
8.450% due 06/15/2018		15,000	16,687
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		7,250	7,504
7.250% due 12/15/2021		20,000	20,800
Oxford Finance LLC
7.250% due 01/15/2018		3,500	3,623
Provident Funding Associates LP
6.750% due 06/15/2021		5,000	4,788
Regions Financial Corp.
7.375% due 12/10/2037		10,000	13,129
Royal Bank of Scotland Group PLC
5.125% due 05/28/2024		21,800	22,912
7.648% due 09/30/2031 (e)		17,970	22,732
Societe Generale S.A.
6.000% due 01/27/2020 (e)		14,500	13,793

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 12/18/2023 (e)		$20,000	$20,700
Springleaf Finance Corp.
6.500% due 09/15/2017		3,000	3,173
6.900% due 12/15/2017		10,000	10,675
Stearns Holdings, Inc.
9.375% due 08/15/2020		5,000	4,950
UniCredit SpA
8.000% due 06/03/2024 (e)		20,000	20,700
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	15,675	24,494
Wells Fargo & Co.
5.875% due 06/15/2025 (e)		$12,150	12,881

			1,249,103

INDUSTRIALS 72.7%
Acadia Healthcare Co., Inc.
5.125% due 07/01/2022		5,000	5,031
5.625% due 02/15/2023		4,000	4,090
Accudyne Industries Borrower
7.750% due 12/15/2020		35,000	31,412
Activision Blizzard, Inc.
5.625% due 09/15/2021		10,000	10,675
6.125% due 09/15/2023		12,425	13,574
Actuant Corp.
5.625% due 06/15/2022		10,000	10,413
ADT Corp.
3.500% due 07/15/2022		42,500	38,781
4.125% due 06/15/2023		24,000	22,500
4.875% due 07/15/2042		12,150	9,766
6.250% due 10/15/2021		11,500	12,276
AECOM
5.750% due 10/15/2022		5,425	5,628
5.875% due 10/15/2024		9,250	9,736
Aguila S.A.
7.875% due 01/31/2018		24,702	24,764
7.875% due 01/31/2018	CHF	13,650	14,187
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		$16,937	17,869
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		13,500	14,546
Alcoa, Inc.
5.125% due 10/01/2024		13,250	14,208
Aleris International, Inc.
7.625% due 02/15/2018		12,000	12,285
7.875% due 11/01/2020		11,000	11,247
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		30,000	29,887
Allegion U.S. Holding Co., Inc.
5.750% due 10/01/2021		6,375	6,694
Alliance Data Systems Corp.
5.375% due 08/01/2022		18,000	18,000
Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (b)		25,000	24,562
Altice Financing S.A.
6.500% due 01/15/2022		16,000	16,490
6.625% due 02/15/2023		30,000	31,050
Altice Finco S.A.
7.625% due 02/15/2025		13,250	13,647
Altice S.A.
7.625% due 02/15/2025		20,000	20,137
7.750% due 05/15/2022		50,150	51,153
AMC Networks, Inc.
4.750% due 12/15/2022		10,000	10,006
7.750% due 07/15/2021		10,000	10,900
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		21,810	22,137

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amsted Industries, Inc.
5.000% due 03/15/2022		$5,500	$5,555
5.375% due 09/15/2024		15,000	15,075
Anixter, Inc.
5.125% due 10/01/2021		4,500	4,641
5.625% due 05/01/2019		4,000	4,320
Antero Resources Corp
5.375% due 11/01/2021		12,500	12,172
6.000% due 12/01/2020		3,500	3,519
Antero Resources Corp.
5.125% due 12/01/2022		17,500	16,887
Aramark Services, Inc.
5.750% due 03/15/2020		18,500	19,379
Arch Coal, Inc.
7.250% due 06/15/2021		2,000	455
Ardagh Packaging Finance PLC
7.000% due 11/15/2020		2,118	2,131
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	7,500	12,347
Ashland, Inc.
4.750% due 08/15/2022		$26,000	26,520
6.875% due 05/15/2043		12,500	13,562
Associated Materials LLC
9.125% due 11/01/2017		15,000	13,162
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021		12,250	13,230
Axiall Corp.
4.875% due 05/15/2023		9,500	9,464
B&G Foods, Inc.
4.625% due 06/01/2021		12,250	12,281
Baytex Energy Corp.
5.125% due 06/01/2021		5,500	5,074
5.625% due 06/01/2024		7,500	6,891
Belden, Inc.
5.250% due 07/15/2024		4,000	4,060
5.500% due 09/01/2022		10,000	10,300
Berry Plastics Corp.
9.750% due 01/15/2021		6,000	6,630
Biomet, Inc.
6.500% due 08/01/2020		35,000	37,187
6.500% due 10/01/2020		40,000	42,100
BMC Software Finance, Inc.
8.125% due 07/15/2021		20,000	18,400
Bombardier, Inc.
7.500% due 03/15/2025		17,050	16,869
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		8,000	6,640
Brakes Capital
7.125% due 12/15/2018	GBP	5,000	7,584
Bristow Group, Inc.
6.250% due 10/15/2022		$5,650	5,396
Building Materials Corp. of America
5.375% due 11/15/2024		34,375	35,062
6.750% due 05/01/2021		31,500	33,547
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		4,861	5,116
Burger King WW, Inc.
6.000% due 04/01/2022		26,000	27,072
Cablevision Systems Corp.
5.875% due 09/15/2022		4,000	4,205
8.000% due 04/15/2020		3,775	4,285
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^		8,000	5,960
Calcipar S.A.
6.875% due 05/01/2018		3,000	3,053
California Resources Corp.
5.500% due 09/15/2021		15,000	13,444

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 11/15/2024		$35,000	$30,844
Capella Healthcare, Inc.
9.250% due 07/01/2017		7,000	7,263
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		21,400	21,788
Carlson Wagonlit BV
6.875% due 06/15/2019		5,800	6,105
Cascades, Inc.
5.500% due 07/15/2022		3,000	3,056
Case New Holland Industrial, Inc.
7.875% due 12/01/2017		20,000	22,256
Catamaran Corp.
4.750% due 03/15/2021		11,000	12,251
CCO Holdings LLC
5.125% due 02/15/2023		30,000	30,412
5.250% due 03/15/2021		9,000	9,248
5.250% due 09/30/2022		27,750	28,478
5.750% due 09/01/2023		10,000	10,488
5.750% due 01/15/2024		5,000	5,238
6.625% due 01/31/2022		5,000	5,363
CCOH Safari LLC
5.500% due 12/01/2022		11,250	11,531
5.750% due 12/01/2024		28,000	28,910
Celanese U.S. Holdings LLC
5.875% due 06/15/2021		5,000	5,425
Cequel Communications Holdings LLC
5.125% due 12/15/2021		25,000	25,062
6.375% due 09/15/2020		20,000	21,175
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	16,000	19,010
CHC Helicopter S.A.
9.250% due 10/15/2020		$15,075	12,889
Chemtura Corp.
5.750% due 07/15/2021		6,250	6,367
Chesapeake Energy Corp.
4.875% due 04/15/2022		20,000	18,850
5.750% due 03/15/2023		21,000	20,580
6.625% due 08/15/2020		8,500	8,819
7.250% due 12/15/2018		5,000	5,425
Cimarex Energy Co.
4.375% due 06/01/2024		7,750	7,731
5.875% due 05/01/2022		4,000	4,280
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		48,925	51,451
7.625% due 03/15/2020		32,375	34,055
Cleopatra Finance Ltd.
6.250% due 02/15/2022		12,500	12,250
6.500% due 02/15/2025		12,500	12,094
CNH Industrial Capital LLC
3.375% due 07/15/2019		10,000	9,750
Cogent Communications Group, Inc.
5.375% due 03/01/2022		7,500	7,519
Columbus International, Inc.
7.375% due 03/30/2021		10,000	10,550
CommScope Holding Co., Inc. (6.625% Cash or 7.375% PIK)
6.625% due 06/01/2020 (b)		3,750	3,863
CommScope, Inc.
5.000% due 06/15/2021		10,000	10,038
5.500% due 06/15/2024		15,000	15,075
Community Health Systems, Inc.
5.125% due 08/15/2018		1,000	1,034
5.125% due 08/01/2021		19,350	20,027
6.875% due 02/01/2022		33,500	35,803
7.125% due 07/15/2020		18,425	19,554
Concho Resources, Inc.
5.500% due 04/01/2023		8,000	8,100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 01/15/2022		$28,750	$30,259
CONSOL Energy, Inc.
5.875% due 04/15/2022		12,500	11,375
Constellation Brands, Inc.
4.250% due 05/01/2023		11,000	11,344
4.750% due 11/15/2024		3,000	3,180
6.000% due 05/01/2022		15,250	17,461
Constellium NV
5.750% due 05/15/2024		5,900	5,605
Continental Airlines Pass-Through Trust
7.373% due 06/15/2017		364	375
7.566% due 09/15/2021		179	185
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)		26,250	26,595
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		30,000	31,717
10.875% due 12/15/2018	EUR	5,400	6,169
Cott Beverages, Inc.
5.375% due 07/01/2022		$3,000	2,899
CPG Merger Sub LLC
8.000% due 10/01/2021		9,395	9,559
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		90,000	79,987
Crown Americas LLC
4.500% due 01/15/2023		10,000	10,138
6.250% due 02/01/2021		3,000	3,176
CSC Holdings LLC
5.250% due 06/01/2024		10,000	10,225
6.750% due 11/15/2021		20,100	22,386
7.625% due 07/15/2018		5,000	5,656
8.625% due 02/15/2019		10,000	11,613
CST Brands, Inc.
5.000% due 05/01/2023		10,000	10,250
Darling Ingredients, Inc.
5.375% due 01/15/2022		22,900	23,158
DaVita HealthCare Partners, Inc.
5.125% due 07/15/2024		35,000	35,831
5.750% due 08/15/2022		22,500	23,962
6.625% due 11/01/2020		2,750	2,889
Dean Foods Co.
6.500% due 03/15/2023		14,175	14,281
Dell, Inc.
5.400% due 09/10/2040		4,450	4,094
5.875% due 06/15/2019		11,500	12,463
6.500% due 04/15/2038		2,925	2,991
7.100% due 04/15/2028		1,405	1,535
Denbury Resources, Inc.
4.625% due 07/15/2023		10,750	9,272
5.500% due 05/01/2022		4,000	3,620
Digicel Group Ltd.
7.125% due 04/01/2022		21,750	19,949
8.250% due 09/30/2020		27,100	27,276
Digicel Ltd.
7.000% due 02/15/2020		3,000	3,075
DISH DBS Corp.
5.000% due 03/15/2023		24,500	23,883
5.125% due 05/01/2020		6,000	6,060
5.875% due 07/15/2022		25,000	25,469
5.875% due 11/15/2024		17,500	17,566
6.750% due 06/01/2021		17,500	18,681
7.875% due 09/01/2019		10,000	11,200
DJO Finance LLC
7.750% due 04/15/2018		22,200	22,644
8.750% due 03/15/2018		5,000	5,263
9.750% due 10/15/2017		7,000	7,210
9.875% due 04/15/2018		7,050	7,367

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	89

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dresser-Rand Group, Inc.
6.500% due 05/01/2021	$12,500	$13,219
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	15,000	14,362
Eagle Spinco, Inc.
4.625% due 02/15/2021	31,000	30,767
Endo Finance LLC
5.375% due 01/15/2023	27,000	27,000
5.750% due 01/15/2022	35,075	36,040
6.000% due 02/01/2025	19,425	20,008
7.000% due 12/15/2020	5,000	5,231
7.250% due 01/15/2022	1,980	2,111
EnPro Industries, Inc.
5.875% due 09/15/2022	11,300	11,823
Envision Healthcare Corp.
5.125% due 07/01/2022	15,000	15,375
Era Group, Inc.
7.750% due 12/15/2022	11,000	10,670
Evolution Escrow Issuer LLC
7.500% due 03/15/2022	9,000	9,135
Family Tree Escrow LLC
5.250% due 03/01/2020	6,000	6,315
5.750% due 03/01/2023	20,000	21,100
First Data Corp.
6.750% due 11/01/2020	18,680	19,941
7.375% due 06/15/2019	10,000	10,475
8.250% due 01/15/2021	17,000	18,402
12.625% due 01/15/2021	25,000	29,687
First Quality Finance Co., Inc.
4.625% due 05/15/2021	30,000	28,425
First Quantum Minerals Ltd.
6.750% due 02/15/2020	13,857	12,887
7.000% due 02/15/2021	14,341	13,373
7.250% due 05/15/2022	12,000	11,100
FMG Resources Pty. Ltd.
6.875% due 04/01/2022	25,000	18,562
8.250% due 11/01/2019	10,000	8,488
Fresenius Medical Care U.S. Finance, Inc.
4.125% due 10/15/2020	6,000	6,131
4.750% due 10/15/2024	12,000	12,630
5.625% due 07/31/2019	4,000	4,362
5.875% due 01/31/2022	10,000	11,050
FTS International, Inc.
6.250% due 05/01/2022	7,500	5,550
Gannett Co., Inc.
4.875% due 09/15/2021	3,500	3,579
5.500% due 09/15/2024	10,750	11,274
Gardner Denver, Inc.
6.875% due 08/15/2021	87,750	80,072
Gates Global LLC
6.000% due 07/15/2022	44,500	42,219
General Cable Corp.
5.750% due 10/01/2022	16,000	14,960
General Motors Co.
5.000% due 04/01/2035	5,375	5,754
5.200% due 04/01/2045	5,625	6,130
Geo Group, Inc.
5.125% due 04/01/2023	4,500	4,613
6.625% due 02/15/2021	5,000	5,325
Getty Images, Inc.
7.000% due 10/15/2020	30,000	15,225
GLP Capital LP
5.375% due 11/01/2023	14,750	15,322
Graphic Packaging International, Inc.
4.875% due 11/15/2022	4,500	4,680
Griffon Corp.
5.250% due 03/01/2022	15,000	14,855

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Grifols Worldwide Operations Ltd.
5.250% due 04/01/2022	$22,434	$22,855
Gulfport Energy Corp.
7.750% due 11/01/2020	10,500	10,815
H&E Equipment Services, Inc.
7.000% due 09/01/2022	5,000	5,175
HCA Holdings, Inc.
6.250% due 02/15/2021	15,000	16,255
7.750% due 05/15/2021	10,000	10,666
HCA, Inc.
4.750% due 05/01/2023	30,000	31,200
5.000% due 03/15/2024	25,000	26,594
5.375% due 02/01/2025	8,975	9,441
5.875% due 03/15/2022	32,500	35,994
5.875% due 05/01/2023	33,250	35,993
6.500% due 02/15/2020	15,000	16,927
7.500% due 02/15/2022	50,000	58,437
8.000% due 10/01/2018	6,500	7,548
8.360% due 04/15/2024	3,000	3,555
HD Supply, Inc.
5.250% due 12/15/2021	15,000	15,487
7.500% due 07/15/2020	46,000	49,450
11.000% due 04/15/2020	18,000	20,475
11.500% due 07/15/2020	2,000	2,335
Headwaters, Inc.
7.625% due 04/01/2019	8,000	8,354
Hearthside Group Holdings LLC
6.500% due 05/01/2022	24,000	23,940
Hertz Corp.
5.875% due 10/15/2020	9,925	10,248
6.250% due 10/15/2022	7,500	7,791
6.750% due 04/15/2019	7,500	7,781
7.375% due 01/15/2021	10,000	10,550
Hexion U.S. Finance Corp.
6.625% due 04/15/2020	29,875	27,485
Hilton Worldwide Finance LLC
5.625% due 10/15/2021	22,625	23,926
HJ Heinz Co.
4.250% due 10/15/2020	30,000	30,817
4.875% due 02/15/2025	25,000	27,156
HJ Heinz Finance Co.
7.125% due 08/01/2039	23,125	30,930
Hologic, Inc.
6.250% due 08/01/2020	23,500	24,499
Hospira, Inc.
5.200% due 08/12/2020	1,050	1,199
5.600% due 09/15/2040	2,000	2,488
5.800% due 08/12/2023	6,250	7,539
Hughes Satellite Systems Corp.
6.500% due 06/15/2019	10,000	10,900
7.625% due 06/15/2021	12,175	13,438
Huntington Ingalls Industries, Inc.
5.000% due 12/15/2021	6,500	6,793
7.125% due 03/15/2021	8,500	9,180
Huntsman International LLC
4.875% due 11/15/2020	12,375	12,437
5.125% due 11/15/2022	12,500	12,562
8.625% due 03/15/2021	17,000	18,275
iHeartCommunications, Inc.
9.000% due 03/01/2021	21,000	20,186
IHS, Inc.
5.000% due 11/01/2022	5,000	5,047
Immucor, Inc.
11.125% due 08/15/2019	16,100	17,368
IMS Health, Inc.
6.000% due 11/01/2020	10,000	10,438

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ineos Finance PLC
7.500% due 05/01/2020	$16,175	$17,125
8.375% due 02/15/2019	10,000	10,645
INEOS Group Holdings S.A.
6.125% due 08/15/2018	15,000	15,150
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023	25,125	23,837
6.625% due 12/15/2022	25,000	24,250
7.250% due 10/15/2020	8,000	8,260
7.500% due 04/01/2021	10,000	10,313
Intelsat Luxembourg S.A.
7.750% due 06/01/2021	10,000	9,263
8.125% due 06/01/2023	20,000	18,525
Jaguar Holding Co.
9.500% due 12/01/2019	15,500	16,721
Jaguar Holding Co. (9.375% Cash or 10.125% PIK)
9.375% due 10/15/2017 (b)	7,630	7,821
Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023	2,000	2,115
Jarden Corp.
7.500% due 05/01/2017	3,000	3,323
JMC Steel Group, Inc.
8.250% due 03/15/2018	15,000	12,656
Kinder Morgan, Inc.
7.800% due 08/01/2031	9,500	11,666
Kinetic Concepts, Inc.
10.500% due 11/01/2018	34,988	37,962
12.500% due 11/01/2019	10,000	10,975
KLX, Inc.
5.875% due 12/01/2022	30,000	30,000
Kraton Polymers LLC
6.750% due 03/01/2019	5,900	6,066
L Brands, Inc.
5.625% due 02/15/2022	10,000	11,050
6.625% due 04/01/2021	10,000	11,505
7.000% due 05/01/2020	4,975	5,759
Lamar Media Corp.
5.000% due 05/01/2023	12,546	12,891
5.875% due 02/01/2022	5,000	5,288
Land O’ Lakes, Inc.
6.000% due 11/15/2022	13,950	14,996
Laredo Petroleum, Inc.
7.375% due 05/01/2022	16,000	16,700
9.500% due 02/15/2019	5,000	5,238
LifePoint Hospitals, Inc.
5.500% due 12/01/2021	8,000	8,420
LIN Television Corp.
5.875% due 11/15/2022	8,000	8,180
Live Nation Entertainment, Inc.
5.375% due 06/15/2022	3,000	3,075
7.000% due 09/01/2020	10,975	11,743
LKQ Corp.
4.750% due 05/15/2023	15,000	14,775
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023	40,000	38,200
5.750% due 08/01/2022	31,175	32,227
Manitowoc Co., Inc.
8.500% due 11/01/2020	19,705	21,183
Masonite International Corp.
5.625% due 03/15/2023	9,000	9,270
8.250% due 04/15/2021	30,000	32,137
MCE Finance Ltd.
5.000% due 02/15/2021	21,000	19,740
MGM Resorts International
5.250% due 03/31/2020	10,000	10,174
6.000% due 03/15/2023	15,750	16,262
6.625% due 12/15/2021	37,175	39,893

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 10/01/2020	$17,250	$18,479
7.625% due 01/15/2017	10,000	10,737
7.750% due 03/15/2022	29,375	33,157
8.625% due 02/01/2019	10,000	11,450
Midas Intermediate Holdco LLC
7.875% due 10/01/2022	8,000	7,900
Moog, Inc.
5.250% due 12/01/2022	7,150	7,382
MPH Acquisition Holdings LLC
6.625% due 04/01/2022	25,000	25,969
MSCI, Inc.
5.250% due 11/15/2024	5,750	5,958
Mueller Water Products, Inc.
8.750% due 09/01/2020	5,980	6,399
Multi-Color Corp.
6.125% due 12/01/2022	9,500	9,904
Murphy Oil USA, Inc.
6.000% due 08/15/2023	15,100	16,270
NBTY, Inc.
9.000% due 10/01/2018	10,750	11,234
NCL Corp. Ltd.
5.250% due 11/15/2019	7,000	7,210
NCR Corp.
4.625% due 02/15/2021	2,000	2,013
5.000% due 07/15/2022	11,250	11,419
6.375% due 12/15/2023	14,750	15,782
NCSG Crane & Heavy Haul Services, Inc.
9.500% due 08/15/2019	9,000	5,760
NeuStar, Inc.
4.500% due 01/15/2023	6,000	5,190
Newfield Exploration Co.
5.375% due 01/01/2026	2,500	2,530
5.625% due 07/01/2024	2,500	2,613
6.875% due 02/01/2020	10,000	10,355
Nexteer Automotive Group Ltd.
5.875% due 11/15/2021	6,250	6,438
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021	9,000	9,338
Nielsen Finance LLC
4.500% due 10/01/2020	15,000	15,337
5.000% due 04/15/2022	5,000	5,050
Nokia OYJ
5.375% due 05/15/2019	6,500	7,020
Novasep Holding S.A.S.
8.000% due 12/15/2016	8,070	7,526
Novelis, Inc.
8.375% due 12/15/2017	5,500	5,754
8.750% due 12/15/2020	29,500	31,749
Numericable SFR S.A.S.
4.875% due 05/15/2019	11,000	10,986
6.000% due 05/15/2022	37,250	37,855
6.250% due 05/15/2024	40,550	41,108
NXP BV
5.750% due 03/15/2023	17,500	18,637
Oasis Petroleum, Inc.
6.500% due 11/01/2021	11,500	11,040
6.875% due 03/15/2022	10,000	9,800
6.875% due 01/15/2023	7,250	7,069
Omnicare, Inc.
4.750% due 12/01/2022	4,000	4,150
5.000% due 12/01/2024	3,250	3,413
Oshkosh Corp.
5.375% due 03/01/2025	5,675	5,859
Outfront Media Capital LLC
5.250% due 02/15/2022	4,000	4,200
5.625% due 02/15/2024	7,500	7,884
5.875% due 03/15/2025	4,250	4,510

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pactiv LLC
7.950% due 12/15/2025		$10,972	$11,246
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020		12,500	13,250
Party City Holdings, Inc.
8.875% due 08/01/2020		24,670	26,705
Peabody Energy Corp.
6.000% due 11/15/2018		2,000	1,570
6.250% due 11/15/2021		20,000	12,375
6.500% due 09/15/2020		10,000	6,125
7.875% due 11/01/2026		2,985	1,813
Perstorp Holding AB
8.750% due 05/15/2017		30,000	31,125
11.000% due 08/15/2017		20,000	20,800
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		25,000	26,312
Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (b)		16,500	16,995
PHH Corp.
6.375% due 08/15/2021		11,250	10,883
Pinnacle Entertainment, Inc.
6.375% due 08/01/2021		3,160	3,373
7.500% due 04/15/2021		10,000	10,613
7.750% due 04/01/2022		5,000	5,588
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		28,000	28,280
Pinnacle Merger Sub, Inc.
9.500% due 10/01/2023		5,217	5,817
Pinnacle Operating Corp.
9.000% due 11/15/2020		1,300	1,316
Platform Specialty Products Corp.
6.500% due 02/01/2022		35,975	37,774
Ply Gem Industries, Inc.
6.500% due 02/01/2022		23,000	22,440
Post Holdings, Inc.
6.000% due 12/15/2022		26,000	25,187
6.750% due 12/01/2021		17,000	17,212
7.375% due 02/15/2022		15,500	16,081
PQ Corp.
8.750% due 11/01/2018		6,000	6,248
Prestige Brands, Inc.
5.375% due 12/15/2021		20,000	20,375
8.125% due 02/01/2020		5,875	6,338
PSPC Escrow Corp.
6.000% due 02/01/2023	EUR	7,800	8,806
PVH Corp.
4.500% due 12/15/2022		$18,500	18,870
Qualitytech LP
5.875% due 08/01/2022		12,500	12,891
QVC, Inc.
7.375% due 10/15/2020		2,980	3,099
Range Resources Corp.
5.000% due 08/15/2022		12,500	12,500
5.000% due 03/15/2023		9,500	9,500
5.750% due 06/01/2021		10,000	10,497
Regency Energy Partners LP
4.500% due 11/01/2023		7,500	7,575
5.500% due 04/15/2023		17,750	18,416
5.875% due 03/01/2022		10,000	10,900
6.500% due 07/15/2021		15,000	15,787
Rex Energy Corp.
6.250% due 08/01/2022		7,000	4,743
Rexel S.A.
6.125% due 12/15/2019		12,000	12,630
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		36,000	37,305
6.875% due 02/15/2021		16,330	17,269

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.875% due 08/15/2019		$3,000	$3,180
8.250% due 02/15/2021		31,000	33,325
9.875% due 08/15/2019		25,000	26,906
Rite Aid Corp.
6.125% due 04/01/2023 (a)		14,125	14,549
Rivers Pittsburgh Borrower LP
9.500% due 06/15/2019		5,064	5,355
Rockies Express Pipeline LLC
5.625% due 04/15/2020		12,800	13,441
6.000% due 01/15/2019		14,000	14,927
6.850% due 07/15/2018		3,500	3,798
6.875% due 04/15/2040		5,000	5,488
RSI Home Products, Inc.
6.500% due 03/15/2023		5,000	5,113
Ryland Group, Inc.
5.375% due 10/01/2022		8,000	8,020
6.625% due 05/01/2020		7,250	7,866
Sabine Oil & Gas Corp.
9.750% due 02/15/2017		9,000	1,733
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		31,000	31,039
5.750% due 05/15/2024		40,150	40,551
Sable International Finance Ltd.
8.750% due 02/01/2020		8,150	8,802
SAExploration Holdings, Inc.
10.000% due 07/15/2019		4,000	2,040
Sally Holdings LLC
5.750% due 06/01/2022		10,000	10,687
6.875% due 11/15/2019		4,000	4,250
Samson Investment Co.
9.750% due 02/15/2020		25,000	7,000
Sanchez Energy Corp.
6.125% due 01/15/2023		20,000	18,075
SandRidge Energy, Inc.
7.500% due 03/15/2021		3,000	1,875
7.500% due 02/15/2023		7,000	4,340
8.125% due 10/15/2022		7,000	4,330
SBA Communications Corp.
4.875% due 07/15/2022		21,500	21,114
SBA Telecommunications, Inc.
5.750% due 07/15/2020		11,550	12,200
Schaeffler Finance BV
4.250% due 05/15/2021		19,800	19,800
4.750% due 05/15/2021		21,750	22,076
4.750% due 05/15/2023 (a)		10,250	10,353
7.750% due 02/15/2017		6,500	7,296
Schaeffler Holding Finance BV
6.250% due 11/15/2019 (b)		11,000	11,687
6.750% due 11/15/2022 (b)		35,000	37,975
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (b)	EUR	14,300	16,150
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (b)		$17,800	18,668
Scientific Games International, Inc.
6.250% due 09/01/2020		17,600	13,200
7.000% due 01/01/2022		8,000	8,220
10.000% due 12/01/2022		11,000	10,368
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		6,425	6,811
Sealed Air Corp.
4.875% due 12/01/2022		3,750	3,834
5.125% due 12/01/2024		12,500	12,969
5.250% due 04/01/2023		16,000	16,760
6.875% due 07/15/2033		6,410	6,779
8.375% due 09/15/2021		12,000	13,560

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	91

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sensata Technologies BV
4.875% due 10/15/2023	$17,385	$17,950
5.000% due 10/01/2025	5,000	5,075
5.625% due 11/01/2024	5,750	6,145
Serta Simmons Holdings LLC
8.125% due 10/01/2020	15,000	15,862
ServiceMaster Co. LLC
7.000% due 08/15/2020	20,000	21,350
8.000% due 02/15/2020	1,026	1,088
Seventy Seven Energy, Inc.
6.500% due 07/15/2022	5,000	2,350
Seventy Seven Operating LLC
6.625% due 11/15/2019	10,000	7,650
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022	30,000	29,962
Sinclair Television Group, Inc.
5.375% due 04/01/2021	5,000	5,150
5.625% due 08/01/2024	4,000	4,090
6.125% due 10/01/2022	7,000	7,369
Sirius XM Radio, Inc.
5.375% due 04/15/2025	16,000	16,120
Smithfield Foods, Inc.
6.625% due 08/15/2022	25,000	26,844
7.750% due 07/01/2017	4,000	4,470
Softbank Corp.
4.500% due 04/15/2020	20,000	20,500
Sophia LP
9.750% due 01/15/2019	20,000	21,525
Spectrum Brands, Inc.
6.125% due 12/15/2024	8,475	9,089
6.375% due 11/15/2020	6,250	6,656
6.625% due 11/15/2022	20,000	21,500
6.750% due 03/15/2020	9,000	9,518
Springs Industries, Inc.
6.250% due 06/01/2021	23,850	23,671
SPX Corp.
6.875% due 09/01/2017	6,000	6,555
Steel Dynamics, Inc.
5.125% due 10/01/2021	9,025	9,127
5.500% due 10/01/2024	3,500	3,557
6.125% due 08/15/2019	7,000	7,490
6.375% due 08/15/2022	6,450	6,918
STHI Holding Corp.
8.000% due 03/15/2018	25,485	26,473
Studio City Finance Ltd.
8.500% due 12/01/2020	20,000	20,300
Suburban Propane Partners LP
5.750% due 03/01/2025	7,500	7,688
Sun Products Corp.
7.750% due 03/15/2021	22,650	19,932
SunGard Data Systems, Inc.
6.625% due 11/01/2019	10,000	10,338
7.625% due 11/15/2020	20,000	21,225
Syniverse Holdings, Inc.
9.125% due 01/15/2019	13,125	12,994
T-Mobile USA, Inc.
6.000% due 03/01/2023	10,950	11,248
6.250% due 04/01/2021	20,000	20,875
6.375% due 03/01/2025	23,800	24,619
6.625% due 11/15/2020	15,000	15,731
6.625% due 04/01/2023	30,000	31,575
6.731% due 04/28/2022	15,250	16,108
6.836% due 04/28/2023	12,525	13,230
Teleflex, Inc.
5.250% due 06/15/2024	6,250	6,391
6.875% due 06/01/2019	10,500	10,999

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tenet Healthcare Corp.
4.375% due 10/01/2021		$25,000	$24,562
4.500% due 04/01/2021		26,000	25,577
5.000% due 03/01/2019		13,750	13,681
5.500% due 03/01/2019		75	76
6.000% due 10/01/2020		16,175	17,166
8.000% due 08/01/2020		10,000	10,525
8.125% due 04/01/2022		15,000	16,575
Terex Corp.
6.000% due 05/15/2021		18,750	19,312
6.500% due 04/01/2020		2,325	2,430
TerraForm Power Operating LLC
5.875% due 02/01/2023		14,250	14,820
Tesoro Logistics LP
5.500% due 10/15/2019		1,500	1,553
5.875% due 10/01/2020		4,110	4,233
6.250% due 10/15/2022		15,000	15,600
Time, Inc.
5.750% due 04/15/2022		11,000	10,780
TransDigm, Inc.
5.500% due 10/15/2020		15,000	14,887
6.000% due 07/15/2022		24,000	24,090
6.500% due 07/15/2024		40,100	40,501
7.500% due 07/15/2021		4,000	4,320
TransUnion (8.125% Cash or 8.875% PIK)
8.125% due 06/15/2018 (b)		16,615	17,093
TransUnion (9.625% Cash or 10.375% PIK)
9.625% due 06/15/2018 (b)		12,000	12,142
TreeHouse Foods, Inc.
4.875% due 03/15/2022		7,000	7,158
Triangle USA Petroleum Corp.
6.750% due 07/15/2022		2,150	1,747
Triumph Group, Inc.
4.875% due 04/01/2021		8,000	7,860
Tronox Finance LLC
6.375% due 08/15/2020		10,000	9,825
Tullow Oil PLC
6.250% due 04/15/2022		10,000	8,700
United Rentals North America, Inc.
4.625% due 07/15/2023		2,500	2,534
5.500% due 07/15/2025		10,250	10,481
6.125% due 06/15/2023		5,000	5,313
7.375% due 05/15/2020		10,000	10,856
7.625% due 04/15/2022		17,500	19,232
8.250% due 02/01/2021		10,000	10,850
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		5,000	5,063
5.500% due 09/15/2022	EUR	3,600	4,181
5.500% due 01/15/2023		$23,000	24,180
Unitymedia KabelBW GmbH
6.125% due 01/15/2025		12,000	12,720
9.500% due 03/15/2021	EUR	8,200	10,029
Universal Health Services, Inc.
4.750% due 08/01/2022		$5,000	5,263
Univision Communications, Inc.
5.125% due 05/15/2023		27,500	28,050
5.125% due 02/15/2025		20,225	20,705
6.750% due 09/15/2022		26,981	29,038
7.875% due 11/01/2020		3,000	3,214
8.500% due 05/15/2021		15,000	16,087
UPC Holding BV
6.375% due 09/15/2022	EUR	20,000	23,225
6.750% due 03/15/2023		1,500	1,774
UPCB Finance Ltd.
5.375% due 01/15/2025 (a)		$11,500	11,500
6.625% due 07/01/2020		9,000	9,416
6.875% due 01/15/2022		19,425	20,833

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 11/15/2021	$7,500	$8,109
USG Corp.
5.500% due 03/01/2025	10,200	10,430
5.875% due 11/01/2021	2,000	2,135
7.875% due 03/30/2020	12,525	13,574
Valeant Pharmaceuticals International
6.375% due 10/15/2020	11,000	11,467
6.750% due 08/15/2021	35,750	37,493
7.000% due 10/01/2020	7,000	7,341
7.250% due 07/15/2022	21,450	22,764
Valeant Pharmaceuticals International, Inc.
5.500% due 03/01/2023	8,100	8,232
5.625% due 12/01/2021	27,525	28,007
7.500% due 07/15/2021	9,550	10,365
VeriSign, Inc.
4.625% due 05/01/2023	15,500	15,539
5.250% due 04/01/2025	3,750	3,844
Videotron Ltd.
5.000% due 07/15/2022	20,000	20,700
9.125% due 04/15/2018	396	404
VRX Escrow Corp.
5.875% due 05/15/2023	14,125	14,513
6.125% due 04/15/2025	18,775	19,503
VWR Funding, Inc.
7.250% due 09/15/2017	15,000	15,712
Welltec A/S
8.000% due 02/01/2019	10,500	9,975
WhiteWave Foods Co.
5.375% due 10/01/2022	6,750	7,273
Whiting Petroleum Corp.
5.000% due 03/15/2019	1,000	988
5.750% due 03/15/2021	20,000	19,950
6.250% due 04/01/2023	6,750	6,725
Wind Acquisition Finance S.A.
4.750% due 07/15/2020	31,100	31,255
7.375% due 04/23/2021	26,000	27,040
Windstream Corp.
7.750% due 10/15/2020	20,000	20,575
7.750% due 10/01/2021	15,900	15,916
Wise Metals Group LLC
8.750% due 12/15/2018	15,000	16,012
Wolverine World Wide, Inc.
6.125% due 10/15/2020	8,500	9,116
WPX Energy, Inc.
5.250% due 09/15/2024	7,500	6,634
WR Grace & Co-Conn
5.125% due 10/01/2021	8,875	9,230
5.625% due 10/01/2024	7,375	7,900
Wynn Las Vegas LLC
4.250% due 05/30/2023	8,000	7,680
5.375% due 03/15/2022	20,000	20,800
5.500% due 03/01/2025	23,000	23,402
Wynn Macau Ltd.
5.250% due 10/15/2021	20,000	19,050
XPO Logistics, Inc.
7.875% due 09/01/2019	21,500	22,817
Zebra Technologies Corp.
7.250% due 10/15/2022	15,000	16,200
Ziggo Bond Finance BV
5.875% due 01/15/2025	13,275	13,955

		7,720,523

UTILITIES 8.7%
AES Corp.
7.375% due 07/01/2021	18,025	20,278
8.000% due 10/15/2017	1,550	1,796

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 06/01/2020	$11,500	$13,196
Atlas Pipeline Partners LP
6.625% due 10/01/2020	7,000	7,245
Blue Racer Midstream LLC
6.125% due 11/15/2022	14,000	14,420
Calpine Corp.
5.375% due 01/15/2023	20,050	20,150
5.750% due 01/15/2025	23,000	23,259
7.875% due 01/15/2023	7,857	8,723
Covanta Holding Corp.
6.375% due 10/01/2022	6,500	6,988
7.250% due 12/01/2020	6,340	6,768
Dynegy Finance, Inc.
6.750% due 11/01/2019	28,000	29,015
7.375% due 11/01/2022	12,200	12,871
7.625% due 11/01/2024	17,350	18,239
EP Energy LLC
9.375% due 05/01/2020	25,000	26,281
Frontier Communications Corp.
6.875% due 01/15/2025	22,000	21,835
7.125% due 03/15/2019	20,000	21,850
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023	7,000	6,073
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020	11,500	10,254
4.950% due 07/19/2022	5,000	4,494
Genesis Energy LP
5.625% due 06/15/2024	4,000	3,780
5.750% due 02/15/2021	3,500	3,395
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	17,500	17,981
MarkWest Energy Partners LP
4.500% due 07/15/2023	16,000	15,920
4.875% due 12/01/2024	7,500	7,706
5.500% due 02/15/2023	10,000	10,325
6.500% due 08/15/2021	1,430	1,505
6.750% due 11/01/2020	5,000	5,275
Midwest Generation LLC
8.560% due 01/02/2016	2,481	2,499
NGPL PipeCo LLC
7.119% due 12/15/2017	9,000	8,955
9.625% due 06/01/2019	7,000	6,978
NRG Energy, Inc.
6.250% due 05/01/2024	10,000	10,125
6.625% due 03/15/2023	31,000	32,240
7.625% due 01/15/2018	10,000	11,038
7.875% due 05/15/2021	19,000	20,520
8.250% due 09/01/2020	17,150	18,243
NSG Holdings LLC
7.750% due 12/15/2025	27,077	29,311
Parsley Energy LLC
7.500% due 02/15/2022	4,000	4,060
Petrobras Global Finance BV
5.750% due 01/20/2020	3,000	2,796
6.250% due 03/17/2024	2,250	2,127
6.750% due 01/27/2041	2,250	2,002
Red Oak Power LLC
8.540% due 11/30/2019	14,728	15,722
9.200% due 11/30/2029	3,795	4,212
RJS Power Holdings LLC
5.125% due 07/15/2019	10,000	9,900
Sprint Capital Corp.
6.875% due 11/15/2028	23,500	21,679
6.900% due 05/01/2019	13,250	13,763
8.750% due 03/15/2032	50,000	52,000
Sprint Communications, Inc.
6.000% due 11/15/2022	45,000	42,919

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.000% due 03/01/2020		$15,000	$16,613
9.000% due 11/15/2018		15,000	17,250
Sprint Corp.
7.125% due 06/15/2024		26,750	26,349
7.250% due 09/15/2021		10,825	10,920
7.625% due 02/15/2025		7,500	7,509
7.875% due 09/15/2023		21,875	22,422
Summit Midstream Holdings LLC
5.500% due 08/15/2022		4,000	3,810
Targa Resources Partners LP
4.125% due 11/15/2019		7,000	7,000
4.250% due 11/15/2023		15,500	14,996
5.000% due 01/15/2018		4,000	4,130
5.250% due 05/01/2023		16,000	16,160
6.375% due 08/01/2022		4,125	4,342
6.875% due 02/01/2021		9,000	9,495
Telecom Italia Capital S.A.
6.375% due 11/15/2033		10,000	10,750
7.200% due 07/18/2036		6,000	6,795
Telecom Italia SpA
5.303% due 05/30/2024		40,000	42,050
Tenaska Alabama Partners LP
7.000% due 06/30/2021		18,433	19,447
Tokyo Electric Power Co., Inc.
4.100% due 05/29/2015	JPY	3,000	25
Virgin Media Finance PLC
5.750% due 01/15/2025		$7,000	7,282
6.000% due 10/15/2024		10,000	10,538
Williams Partners LP
4.875% due 05/15/2023		10,000	10,092
6.125% due 07/15/2022		3,000	3,180

			921,866

Total Corporate Bonds & Notes (Cost $9,775,386)			9,891,492

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%
Los Angeles Community Redevelopment Agency, California Revenue Bonds, Series 2002
9.750% due 09/01/2017		195	195
9.750% due 09/01/2022		495	495
9.750% due 09/01/2027		765	765
9.750% due 09/01/2032		1,235	1,235

Total Municipal Bonds & Notes (Cost $2,560)			2,690

MORTGAGE-BACKED SECURITIES 0.0%
Citigroup Mortgage Loan Trust, Inc.
2.622% due 03/25/2034		101	100
Countrywide Alternative Loan Trust
4.806% due 10/25/2035 ^		175	145
Countrywide Home Loan Mortgage Pass-Through Trust
4.946% due 02/20/2036 ^		258	228
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 10/25/2021 ^		21	20
First Horizon Alternative Mortgage Securities Trust
2.239% due 10/25/2034		68	68
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		653	450
0.374% due 12/25/2046 ^		451	267
GSR Mortgage Loan Trust
2.792% due 04/25/2035		35	35
HarborView Mortgage Loan Trust
4.802% due 08/19/2036 ^		189	171
Lehman XS Trust
0.414% due 09/25/2046 ^		47	15

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
3.395% due 09/25/2035 ^	$264	$216
Structured Asset Mortgage Investments Trust
0.384% due 05/25/2046	1,584	1,190
0.428% due 07/19/2035	79	77
TBW Mortgage-Backed Trust
6.015% due 07/25/2037	346	258
WaMu Mortgage Pass-Through Certificates Trust
0.584% due 12/25/2045	359	319

Total Mortgage-Backed Securities (Cost $3,331)		3,559

ASSET-BACKED SECURITIES 0.0%
Morgan Stanley Mortgage Loan Trust
0.534% due 04/25/2037	437	239
NovaStar Mortgage Funding Trust
0.274% due 03/25/2037	88	45

Total Asset-Backed Securities (Cost $379)		284

	SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.0%
Local Insight Media Holdings, Inc. (f)	6,323	119

HEALTH CARE 0.1%
NVHL S.A. ‘A’ (c)(f)	170,260	367
NVHL S.A. ‘B’ (c)(f)	170,260	366
NVHL S.A. ‘C’ (c)(f)	170,260	366
NVHL S.A. ‘D’ (c)(f)	170,260	366
NVHL S.A. ‘E’ (c)(f)	170,260	366
NVHL S.A. ‘F’ (c)(f)	170,260	366
NVHL S.A. ‘G’ (c)(f)	170,260	366
NVHL S.A. ‘H’ (c)(f)	170,260	366
NVHL S.A. ‘I’ (c)(f)	170,260	366
NVHL S.A. ‘J’ (c)(f)	170,260	366

		3,661

Total Common Stocks (Cost $5,538)		3,780

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (g) 0.0%
		4,651

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.2%
0.043% due 04/16/2015 - 06/04/2015 (d)(i)	$18,077	18,077

Total Short-Term Instruments (Cost $22,728)		22,728

Total Investments in Securities (Cost $9,898,245)		10,010,668

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	93

Schedule of Investments PIMCO High Yield Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.0%

SHORT-TERM INSTRUMENTS 5.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.0%
PIMCO Short-Term Floating NAV Portfolio	1,975	$20
PIMCO Short-Term Floating NAV Portfolio III	52,968,047	525,284

Total Short-Term Instruments (Cost $525,228)		525,304

Total Investments in Affiliates (Cost $525,228)		525,304

Total Investments 99.2% (Cost $10,423,473)		$10,535,972

Financial Derivative Instruments (h)(j) 0.1% (Cost or Premiums, net $0)		9,457

Other Assets and Liabilities, net 0.7%		80,435

Net Assets 100.0%		$10,625,864

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Local Insight Media Holdings, Inc.	11/18/2011	$0	$119	0.00%
NVHL S.A. ‘A’	03/09/2012	553	367	0.00%
NVHL S.A. ‘B’	03/09/2012	553	366	0.00%
NVHL S.A. ‘C’	03/09/2012	554	366	0.00%
NVHL S.A. ‘D’	03/09/2012	554	366	0.00%
NVHL S.A. ‘E’	03/09/2012	554	366	0.00%
NVHL S.A. ‘F’	03/09/2012	554	366	0.00%
NVHL S.A. ‘G’	03/09/2012	554	366	0.00%
NVHL S.A. ‘H’	03/09/2012	554	366	0.00%
NVHL S.A. ‘I’	03/09/2012	554	366	0.00%
NVHL S.A. ‘J’	03/09/2012	554	366	0.00%

		$5,538	$3,780	0.00%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$4,651	Freddie Mac 2.080% due 10/17/2022	$(4,748)	$4,651	$4,651

Total Repurchase Agreements						$(4,748)	$4,651	$4,651

(1)	Includes accrued interest.
(2)

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $56,893 at a weighted average interest rate of 0.573%.

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$4,651	$0	$0	$0	$4,651	$(4,748)	$(97)

Total Borrowings and Other Financing Transactions	$4,651	$0	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$392,000	$32,725	$9,130	$452	$0

				$32,725	$9,130	$452	$0

Total Swap Agreements				$32,725	$9,130	$452	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $18,077 and cash of $9,399 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$452	$452	$0	$0	$0	$0

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015	$		2,294		GBP	1,555	$13	$0

BPS	04/2015			5,461			3,681	0	(1)

CBK	04/2015			6,225		CAD	7,784	0	(79)

GLM	04/2015		CAD	7,784	$		6,220	74	0
	04/2015		EUR	6,174			6,930	291	0
	04/2015		GBP	6,198			9,432	238	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	95

Schedule of Investments PIMCO High Yield Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	04/2015	$	10,472	EUR	9,669	$0	$(76)
	05/2015	CHF	13,914	$	14,501	332	(172)
	05/2015	$	6,217	CAD	7,784	0	(74)
	05/2015		1,723	GBP	1,155	0	(10)

JPM	04/2015	EUR	6,109	$	6,564	0	(4)
	04/2015	$	3,457	EUR	3,251	39	0

MSB	04/2015	EUR	132,769	$	149,864	7,095	0
	04/2015	GBP	55,362		83,460	1,339	0

Total Forward Foreign Currency Contracts						$9,421	$(416)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (1)
BOA	$13	$0	$0	$13	$0	$0	$0	$0	$13	$0	$13
BPS	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
CBK	0	0	0	0	(79)	0	0	(79)	(79)	0	(79)
GLM	935	0	0	935	(332)	0	0	(332)	603	(680)	(77)
JPM	39	0	0	39	(4)	0	0	(4)	35	0	35
MSB	8,434	0	0	8,434	0	0	0	0	8,434	(7,580)	854

Total Over the Counter	$9,421	$0	$0	$9,421	$(416)	$0	$0	$(416)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$452	$0	$0	$0	$452

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,421	$0	$9,421

	$0	$452	$0	$9,421	$0	$9,873

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$416	$0	$416

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$23,075	$0	$0	$0	$23,075

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46,446	$0	$46,446
Swap Agreements	0	10,607	0	0	0	10,607

	$0	$10,607	$0	$46,446	$0	$57,053

	$0	$33,682	$0	$46,446	$0	$80,128

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(9,018)	$0	$0	$0	$(9,018)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,926	$0	$16,926
Swap Agreements	0	(10,444)	0	0	0	(10,444)

	$0	$(10,444)	$0	$16,926	$0	$6,482

	$0	$(19,462)	$0	$16,926	$0	$(2,536)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$85,634	$501	$86,135
Corporate Bonds & Notes
Banking & Finance	0	1,249,103	0	1,249,103
Industrials	11,500	7,708,463	560	7,720,523
Utilities	0	919,367	2,499	921,866
Municipal Bonds & Notes
California	0	2,690	0	2,690
Mortgage-Backed Securities	0	3,559	0	3,559
Asset-Backed Securities	0	284	0	284
Common Stocks
Consumer Discretionary	0	0	119	119
Health Care	0	0	3,661	3,661
Short-Term Instruments
Repurchase Agreements	0	4,651	0	4,651
U.S. Treasury Bills	0	18,077	0	18,077
	$11,500	$9,991,828	$7,340	$10,010,668

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$525,304	$0	$0	$525,304

Total Investments	$536,804	$9,991,828	$7,340	$10,535,972

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	452	0	452
Over the counter	0	9,421	0	9,421
	$0	$9,873	$0	$9,873

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(416)	$0	$(416)

Totals	$536,804	$10,001,285	$7,340	$10,545,429

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	97

Schedule of Investments PIMCO High Yield Spectrum Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 95.2%

BANK LOAN OBLIGATIONS 0.7%
CDRH Parent, Inc.
5.250% due 07/01/2021		$998	$1,002
9.000% due 07/01/2022		3,000	2,903
Rite Aid Corp.
TBD% due 02/10/2016		10,250	10,202

Total Bank Loan Obligations (Cost $14,160)			14,107

CORPORATE BONDS & NOTES 94.5%

BANKING & FINANCE 11.5%
A-S Co-Issuer Subsidiary, Inc.
7.875% due 12/15/2020		8,500	8,797
AA PIK Co. Ltd.
9.500% due 11/07/2019 (b)	GBP	1,250	1,906
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		$4,000	4,029
4.500% due 05/15/2021		5,000	5,212
Ally Financial, Inc.
5.125% due 09/30/2024		2,000	2,065
7.500% due 09/15/2020		3,993	4,687
8.000% due 03/15/2020		4,016	4,799
8.000% due 11/01/2031		1,606	2,096
Alpha Credit Group PLC
3.375% due 06/17/2017	EUR	2,000	1,552
Argos Merger Sub, Inc.
7.125% due 03/15/2023		$4,250	4,415
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (d)	EUR	2,000	2,220
9.000% due 05/09/2018 (d)		$2,000	2,180
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	7,000	8,778
Banco Santander S.A.
6.250% due 09/11/2021 (d)		5,000	5,413
Bank of America Corp.
6.250% due 09/05/2024 (d)		$2,500	2,559
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	2,000	2,225
8.000% due 12/15/2020 (d)		3,000	3,601
Cabot Financial Luxembourg S.A.
6.500% due 04/01/2021	GBP	2,250	3,161
CBRE Services, Inc.
5.000% due 03/15/2023		$2,000	2,090
Chinos Intermediate Holdings A, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 05/01/2019 (b)		5,487	4,829
CIT Group, Inc.
5.000% due 08/15/2022		11,000	11,316
5.000% due 08/01/2023		2,500	2,569
Credit Agricole S.A.
6.625% due 09/23/2019 (d)		1,500	1,506
7.875% due 01/23/2024 (d)		14,000	14,861
Credit Suisse Group AG
6.250% due 12/18/2024 (d)		3,000	2,957
7.500% due 12/11/2023 (d)		2,500	2,691
Crown Castle International Corp.
5.250% due 01/15/2023		3,500	3,693
ERB Hellas PLC
4.250% due 06/26/2018	EUR	1,500	1,033
Greystar Real Estate Partners LLC
8.250% due 12/01/2022		$2,000	2,105
HSBC Holdings PLC
6.375% due 03/30/2025 (d)		2,000	2,050
HUB International Ltd.
7.875% due 10/01/2021		10,000	10,275

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Infinity Acquisition LLC
7.250% due 08/01/2022		$5,500	$5,170
International Lease Finance Corp.
6.250% due 05/15/2019		750	821
8.250% due 12/15/2020		1,000	1,220
Intesa Sanpaolo SpA
5.017% due 06/26/2024		3,000	3,076
Jefferies Finance LLC
7.375% due 04/01/2020		3,000	2,925
Jefferies LoanCore LLC
6.875% due 06/01/2020		5,000	4,662
LBG Capital PLC
7.625% due 10/14/2020	EUR	500	590
9.125% due 07/15/2020	GBP	250	379
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$1,500	2,160
Lloyds Banking Group PLC
7.000% due 06/27/2019 (d)	GBP	2,000	3,042
7.500% due 06/27/2024 (d)		$10,000	10,650
National Financial Partners Corp.
9.000% due 07/15/2021		5,000	5,137
National Westminster Bank PLC
6.500% due 09/07/2021	GBP	250	435
Navient Corp.
5.000% due 10/26/2020		$2,000	1,968
5.875% due 10/25/2024		3,000	2,813
6.125% due 03/25/2024		5,000	4,812
8.000% due 03/25/2020		3,000	3,345
OneMain Financial Holdings, Inc.
7.250% due 12/15/2021		2,250	2,340
Oxford Finance LLC
7.250% due 01/15/2018		1,250	1,294
Royal Bank of Scotland Group PLC
7.648% due 09/30/2031 (d)		4,000	5,060
9.118% due 07/30/2015 (d)		350	352
Societe Generale S.A.
6.000% due 01/27/2020 (d)		2,000	1,903
7.875% due 12/18/2023 (d)		7,000	7,245
Sophia Holding Finance LP (9.625% Cash or 9.625% PIK)
9.625% due 12/01/2018 (b)		4,000	4,055
Springleaf Finance Corp.
7.750% due 10/01/2021		1,775	1,953
8.250% due 10/01/2023		3,900	4,407
Towergate Finance PLC
10.500% due 02/15/2019 ^	GBP	2,000	134
UniCredit SpA
8.000% due 06/03/2024 (d)		$6,500	6,727
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	2,500	4,035
6.000% due 04/15/2021		2,250	3,516
WaveDivision Escrow LLC
8.125% due 09/01/2020		$5,000	5,431
York Risk Services Holding Corp.
8.500% due 10/01/2022		3,100	2,941

			236,268

INDUSTRIALS 76.1%
3AB Optique Developpement S.A.S.
5.625% due 04/15/2019	EUR	1,500	1,552
Academy Ltd.
9.250% due 08/01/2019		$500	533
Accudyne Industries Borrower
7.750% due 12/15/2020		11,150	10,007
Activision Blizzard, Inc.
6.125% due 09/15/2023		2,500	2,731

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ADS Waste Holdings, Inc.
8.250% due 10/01/2020		$4,000	$4,200
ADT Corp.
3.500% due 07/15/2022		10,000	9,125
4.125% due 06/15/2023		3,000	2,813
4.875% due 07/15/2042		2,500	2,009
AECOM
5.750% due 10/15/2022		1,000	1,038
5.875% due 10/15/2024		2,000	2,105
Aguila S.A.
7.875% due 01/31/2018		4,100	4,110
7.875% due 01/31/2018	CHF	3,000	3,118
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		$2,440	2,574
Albea Beauty Holdings S.A.
8.375% due 11/01/2019		1,000	1,078
8.750% due 11/01/2019	EUR	1,000	1,161
Aldesa Financial Services S.A.
7.250% due 04/01/2021		2,500	2,487
Alere, Inc.
6.500% due 06/15/2020		$4,000	4,160
Aleris International, Inc.
7.625% due 02/15/2018		3,000	3,071
7.875% due 11/01/2020		2,000	2,045
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		5,000	4,981
10.750% due 10/15/2019		8,250	6,806
Alphabet Holding Co., Inc. (7.750% Cash or 8.500% PIK)
7.750% due 11/01/2017 (b)		7,500	7,369
Altice Financing S.A.
6.500% due 01/15/2022		1,000	1,031
6.625% due 02/15/2023		5,000	5,175
Altice Finco S.A.
7.625% due 02/15/2025		1,750	1,803
8.125% due 01/15/2024		1,500	1,595
9.875% due 12/15/2020		4,000	4,450
Altice S.A.
7.250% due 05/15/2022	EUR	6,000	6,747
7.625% due 02/15/2025		$5,000	5,034
7.750% due 05/15/2022		3,000	3,060
AMC Networks, Inc.
4.750% due 12/15/2022		2,000	2,001
7.750% due 07/15/2021		500	545
American Builders & Contractors Supply Co., Inc.
5.625% due 04/15/2021		3,000	3,045
Ancestry.com Holdings LLC (9.625% Cash or 10.375% PIK)
9.625% due 10/15/2018 (b)		7,000	7,087
Ancestry.com, Inc.
11.000% due 12/15/2020		6,250	6,969
Antero Resources Corp
6.000% due 12/01/2020		3,500	3,519
Antero Resources Corp.
5.125% due 12/01/2022		1,000	965
Arch Coal, Inc.
7.000% due 06/15/2019		1,500	360
7.250% due 06/15/2021		1,200	273
Ardagh Finance Holdings S.A. (8.375 Cash or 8.375% PIK)
8.375% due 06/15/2019 (b)	EUR	3,649	4,016
Ardagh Finance Holdings S.A. (8.625 Cash or 8.625% PIK)
8.625% due 06/15/2019 (b)		$2,088	2,186
Ardagh Packaging Finance PLC
7.000% due 11/15/2020		882	888
9.250% due 10/15/2020	EUR	3,000	3,468

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arqiva Broadcast Finance PLC
9.500% due 03/31/2020	GBP	5,000	$8,231
Ashland, Inc.
4.750% due 08/15/2022		$3,000	3,060
6.875% due 05/15/2043		2,500	2,713
Associated Materials LLC
9.125% due 11/01/2017		5,000	4,387
Auris Luxembourg S.A.
8.000% due 01/15/2023	EUR	4,000	4,667
Axalta Coating Systems U.S. Holdings, Inc.
7.375% due 05/01/2021		$4,500	4,860
Axiall Corp.
4.875% due 05/15/2023		1,000	996
Berry Plastics Corp.
9.750% due 01/15/2021		4,000	4,420
Beverage Packaging Holdings Luxembourg S.A.
6.000% due 06/15/2017		3,000	3,030
Biomet, Inc.
6.500% due 08/01/2020		5,625	5,977
6.500% due 10/01/2020		10,000	10,525
BlueLine Rental Finance Corp.
7.000% due 02/01/2019		5,000	5,162
BMC Software Finance, Inc.
8.125% due 07/15/2021		8,000	7,360
Bombardier, Inc.
7.500% due 03/15/2025		3,000	2,968
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		4,000	3,320
Brakes Capital
7.125% due 12/15/2018	GBP	4,500	6,826
Building Materials Corp. of America
5.375% due 11/15/2024		$4,000	4,080
6.750% due 05/01/2021		3,000	3,195
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017		1,212	1,276
Burger King WW, Inc.
6.000% due 04/01/2022		5,000	5,206
Cablevision Systems Corp.
5.875% due 09/15/2022		5,750	6,045
8.000% due 04/15/2020		1,000	1,135
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^		6,000	4,500
California Resources Corp.
5.500% due 09/15/2021		2,875	2,577
6.000% due 11/15/2024		5,500	4,847
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		5,000	5,091
CCO Holdings LLC
5.125% due 02/15/2023		5,000	5,069
5.250% due 03/15/2021		1,000	1,028
5.250% due 09/30/2022		2,500	2,566
5.750% due 09/01/2023		3,750	3,933
CCOH Safari LLC
5.500% due 12/01/2022		1,875	1,922
5.750% due 12/01/2024		3,000	3,097
Cequel Communications Holdings LLC
5.125% due 12/15/2021		2,750	2,757
6.375% due 09/15/2020		3,000	3,176
CeramTec Group GmbH
8.250% due 08/15/2021	EUR	10,000	11,882
Cerberus Nightingale SARL
8.250% due 02/01/2020		1,500	1,683
CHC Helicopter S.A.
9.250% due 10/15/2020		$5,063	4,328
9.375% due 06/01/2021		1,235	760

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Chesapeake Energy Corp.
5.750% due 03/15/2023		$6,750	$6,615
6.625% due 08/15/2020		1,000	1,038
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		5,000	5,242
7.625% due 03/15/2020		3,500	3,692
Cleopatra Finance Ltd.
6.250% due 02/15/2022		1,500	1,470
6.500% due 02/15/2025		2,500	2,419
CMA CGM S.A.
8.500% due 04/15/2017		1,750	1,789
CommScope Holding Co., Inc. (6.625% Cash or 7.375% PIK)
6.625% due 06/01/2020 (b)		7,619	7,848
CommScope, Inc.
5.000% due 06/15/2021		2,000	2,008
5.500% due 06/15/2024		1,500	1,508
Community Health Systems, Inc.
6.875% due 02/01/2022		7,500	8,016
7.125% due 07/15/2020		3,000	3,184
Concho Resources, Inc.
5.500% due 04/01/2023		2,000	2,025
6.500% due 01/15/2022		1,250	1,316
Constellation Brands, Inc.
4.250% due 05/01/2023		2,000	2,063
4.750% due 11/15/2024		500	530
Constellium NV
5.750% due 05/15/2024		2,250	2,138
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)		7,000	7,092
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		3,000	3,172
10.875% due 12/15/2018	EUR	4,000	4,570
Cooperativa Muratori & Cementisti-CMC di Ravenna SC
7.500% due 08/01/2021		2,250	2,343
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$2,000	60
CPG Merger Sub LLC
8.000% due 10/01/2021		13,500	13,736
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		20,000	17,775
CSC Holdings LLC
6.750% due 11/15/2021		1,250	1,392
Darling Ingredients, Inc.
5.375% due 01/15/2022		3,000	3,034
DaVita HealthCare Partners, Inc.
5.750% due 08/15/2022		4,000	4,260
DBP Holding Corp.
7.750% due 10/15/2020		4,000	3,620
Dean Foods Co.
6.500% due 03/15/2023		3,000	3,022
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019 ^		2,000	130
Deutsche Raststaetten Gruppe GmbH
6.750% due 12/30/2020	EUR	2,500	2,917
Diamond Foods, Inc.
7.000% due 03/15/2019		$5,000	5,162
Digicel Group Ltd.
7.125% due 04/01/2022		4,500	4,127
8.250% due 09/30/2020		3,500	3,523
Digicel Ltd.
6.000% due 04/15/2021		5,750	5,477
DISH DBS Corp.
5.000% due 03/15/2023		2,250	2,193
5.875% due 07/15/2022		4,000	4,075
5.875% due 11/15/2024		3,125	3,137
6.750% due 06/01/2021		3,000	3,202

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DJO Finance LLC
7.750% due 04/15/2018		$4,650	$4,743
9.750% due 10/15/2017		4,250	4,377
9.875% due 04/15/2018		4,000	4,180
Dometic Group AB
9.500% due 06/26/2019 (b)	EUR	3,000	3,298
Dutch Lion BV (11.250% Cash or 12.000% PIK)
11.250% due 06/15/2020 (b)		3,178	1,538
Eagle Spinco, Inc.
4.625% due 02/15/2021		$4,000	3,970
Endo Finance LLC
5.375% due 01/15/2023		4,000	4,000
5.750% due 01/15/2022		4,000	4,110
6.000% due 02/01/2025		3,500	3,605
7.000% due 12/15/2020		3,000	3,139
7.250% due 01/15/2022		2,000	2,133
Evolution Escrow Issuer LLC
7.500% due 03/15/2022		3,500	3,552
EWOS Holding A/S
6.750% due 11/01/2020	EUR	2,000	2,145
Family Tree Escrow LLC
5.250% due 03/01/2020		$1,000	1,053
5.750% due 03/01/2023		3,000	3,165
First Data Corp.
6.750% due 11/01/2020		2,750	2,936
7.375% due 06/15/2019		2,000	2,095
8.250% due 01/15/2021		5,000	5,412
11.250% due 01/15/2021		1,950	2,223
12.625% due 01/15/2021		6,500	7,719
First Quantum Minerals Ltd.
6.750% due 02/15/2020		1,500	1,395
7.000% due 02/15/2021		2,000	1,865
7.250% due 05/15/2022		1,500	1,388
FMG Resources Pty. Ltd.
6.875% due 04/01/2022		4,000	2,970
Galapagos Holding S.A.
7.000% due 06/15/2022	EUR	4,000	4,161
Gannett Co., Inc.
4.875% due 09/15/2021		$750	767
5.500% due 09/15/2024		1,000	1,049
Gardner Denver, Inc.
6.875% due 08/15/2021		16,500	15,056
Gates Global LLC
5.750% due 07/15/2022	EUR	4,400	4,388
6.000% due 07/15/2022		$10,000	9,487
General Cable Corp.
5.750% due 10/01/2022		2,000	1,870
General Motors Co.
5.000% due 04/01/2035		1,000	1,071
5.200% due 04/01/2045		1,125	1,226
Getty Images, Inc.
7.000% due 10/15/2020		15,250	7,739
GHD Bondco PLC
7.000% due 04/15/2020	GBP	2,700	3,645
Graton Economic Development Authority
9.625% due 09/01/2019		$3,250	3,575
Gulfport Energy Corp.
7.750% due 11/01/2020		500	515
Halcon Resources Corp.
8.875% due 05/15/2021		5,500	3,864
9.750% due 07/15/2020		1,750	1,243
HCA Holdings, Inc.
6.250% due 02/15/2021		5,000	5,418
HCA, Inc.
4.750% due 05/01/2023		5,000	5,200
5.375% due 02/01/2025		1,625	1,709
5.875% due 03/15/2022		2,000	2,215

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	99

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 05/01/2023		$4,000	$4,330
6.500% due 02/15/2020		3,000	3,385
7.500% due 02/15/2022		5,000	5,844
HD Supply, Inc.
7.500% due 07/15/2020		15,000	16,125
11.000% due 04/15/2020		4,000	4,550
11.500% due 07/15/2020		5,000	5,837
Headwaters, Inc.
7.625% due 04/01/2019		2,000	2,088
Hearthside Group Holdings LLC
6.500% due 05/01/2022		5,000	4,987
Hema Bondco BV
8.500% due 12/15/2019	EUR	5,000	3,145
Hertz Corp.
5.875% due 10/15/2020		$1,000	1,033
6.250% due 10/15/2022		1,500	1,558
Hexion U.S. Finance Corp.
8.875% due 02/01/2018		3,000	2,655
9.000% due 11/15/2020		5,000	3,550
HJ Heinz Co.
4.250% due 10/15/2020		2,500	2,568
4.875% due 02/15/2025		3,500	3,802
HJ Heinz Finance Co.
7.125% due 08/01/2039		5,000	6,687
Hologic, Inc.
6.250% due 08/01/2020		2,000	2,085
Igloo Holdings Corp. (8.250% Cash or 9.000% PIK)
8.250% due 12/15/2017 (b)		2,125	2,149
iHeartCommunications, Inc.
9.000% due 03/01/2021		8,750	8,411
9.000% due 09/15/2022		3,250	3,120
10.000% due 01/15/2018		5,000	4,269
iHeartCommunications, Inc. (12.000% Cash and 2.000% PIK)
14.000% due 02/01/2021 (b)		5,151	4,115
Immucor, Inc.
11.125% due 08/15/2019		3,500	3,776
INEOS Group Holdings S.A.
6.125% due 08/15/2018		4,000	4,040
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023		4,000	3,795
6.625% due 12/15/2022		6,000	5,820
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		5,000	4,631
8.125% due 06/01/2023		5,000	4,631
Interactive Data Corp.
5.875% due 04/15/2019		3,750	3,806
Intralot Capital Luxembourg S.A.
6.000% due 05/15/2021	EUR	2,000	1,914
Jaguar Holding Co.
9.500% due 12/01/2019		$2,000	2,158
Jaguar Holding Co. (9.375% Cash or 10.125% PIK)
9.375% due 10/15/2017 (b)		7,750	7,944
Jaguar Land Rover Automotive PLC
5.625% due 02/01/2023		3,500	3,701
JMC Steel Group, Inc.
8.250% due 03/15/2018		4,250	3,586
Jo-Ann Stores LLC
8.125% due 03/15/2019		4,000	4,040
Kinetic Concepts, Inc.
10.500% due 11/01/2018		4,500	4,882
12.500% due 11/01/2019		10,000	10,975
Kleopatra Holdings S.C.A. (10.250% Cash or 11.000% PIK)
10.250% due 08/15/2017 (b)	EUR	4,118	4,728
KLX, Inc.
5.875% due 12/01/2022		$5,000	5,000

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
KP Germany Erste GmbH
11.625% due 07/15/2017	EUR	7,750	$9,042
Laredo Petroleum, Inc.
7.375% due 05/01/2022		$3,750	3,914
Lion/Seneca France 2 SAS
7.875% due 04/15/2019	EUR	4,500	4,040
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		$7,500	7,162
5.750% due 08/01/2022		4,000	4,135
Manitowoc Co., Inc.
8.500% due 11/01/2020		3,500	3,762
Marcolin SpA
8.500% due 11/15/2019	EUR	4,000	4,634
MCE Finance Ltd.
5.000% due 02/15/2021		$3,000	2,820
MDC Partners, Inc.
6.750% due 04/01/2020		5,000	5,287
Men’s Wearhouse, Inc.
7.000% due 07/01/2022		5,750	6,081
MGM Resorts International
6.000% due 03/15/2023		3,000	3,097
6.625% due 12/15/2021		8,000	8,585
6.750% due 10/01/2020		4,750	5,088
7.750% due 03/15/2022		5,000	5,644
8.625% due 02/01/2019		750	859
Midas Intermediate Holdco LLC
7.875% due 10/01/2022		2,000	1,975
Modular Space Corp.
10.250% due 01/31/2019		2,850	2,280
Mongolian Mining Corp.
8.875% due 03/29/2017		900	635
Monitchem Holdco S.A.
6.875% due 06/15/2022	EUR	5,000	5,054
MPH Acquisition Holdings LLC
6.625% due 04/01/2022		$8,000	8,310
NBTY, Inc.
9.000% due 10/01/2018		2,000	2,090
Neiman Marcus Group Ltd. LLC
8.000% due 10/15/2021		4,000	4,260
Neiman Marcus Group Ltd. LLC (8.750% Cash or 9.500% PIK)
8.750% due 10/15/2021 (b)		2,000	2,130
New Academy Finance Co. LLC (8.000% Cash or 8.750% PIK)
8.000% due 06/15/2018 (b)		7,000	7,017
Newfield Exploration Co.
5.625% due 07/01/2024		1,250	1,306
Nexeo Solutions LLC
8.375% due 03/01/2018		1,250	1,122
Nielsen Finance LLC
4.500% due 10/01/2020		4,000	4,090
Northern Blizzard Resources, Inc.
7.250% due 02/01/2022		1,430	1,316
Novasep Holding S.A.S.
8.000% due 12/15/2016		1,063	991
Novelis, Inc.
8.750% due 12/15/2020		5,000	5,381
Numericable SFR S.A.S.
5.375% due 05/15/2022	EUR	1,500	1,690
5.625% due 05/15/2024		1,800	2,047
6.000% due 05/15/2022		$5,000	5,081
6.250% due 05/15/2024		5,000	5,069
Oasis Petroleum, Inc.
6.500% due 11/01/2021		2,000	1,920
6.875% due 03/15/2022		3,000	2,940
Pactiv LLC
7.950% due 12/15/2025		2,000	2,050

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020		$11,000	$11,660
Party City Holdings, Inc.
8.875% due 08/01/2020		8,000	8,660
Paternoster Holding GmbH
8.500% due 02/15/2023	EUR	2,500	2,722
Peabody Energy Corp.
6.250% due 11/15/2021		$4,000	2,475
Perstorp Holding AB
8.750% due 05/15/2017		3,500	3,631
11.000% due 08/15/2017		8,950	9,308
Petco Animal Supplies, Inc.
9.250% due 12/01/2018		5,000	5,262
Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (b)		6,250	6,437
Pfleiderer GmbH
7.875% due 08/01/2019	EUR	6,500	7,164
Phosphorus Holdco PLC (10.000% Cash or 10.000% PIK)
10.000% due 04/01/2019 ^	GBP	2,000	89
Pinnacle Entertainment, Inc.
7.500% due 04/15/2021		$3,000	3,184
Pinnacle Foods Finance LLC
4.875% due 05/01/2021		3,164	3,196
Pinnacle Merger Sub, Inc.
9.500% due 10/01/2023		9,000	10,035
Pinnacle Operating Corp.
9.000% due 11/15/2020		1,000	1,013
Pizzaexpress Financing PLC
8.625% due 08/01/2022	GBP	2,000	3,155
Platform Specialty Products Corp.
6.500% due 02/01/2022		$4,000	4,200
Ply Gem Industries, Inc.
6.500% due 02/01/2022		12,750	12,479
PortAventura Entertainment Barcelona BV
7.250% due 12/01/2020	EUR	3,000	3,403
Post Holdings, Inc.
6.000% due 12/15/2022		$7,000	6,781
6.750% due 12/01/2021		5,000	5,062
PQ Corp.
8.750% due 11/01/2018		5,500	5,727
Premier Foods Finance PLC
6.500% due 03/15/2021	GBP	5,000	6,851
Prestige Brands, Inc.
5.375% due 12/15/2021		$750	764
Project Homestake Merger Corp.
8.875% due 03/01/2023		3,750	3,769
PSPC Escrow Corp.
6.000% due 02/01/2023	EUR	3,125	3,528
PVH Corp.
4.500% due 12/15/2022		$4,000	4,080
Range Resources Corp.
5.000% due 08/15/2022		1,500	1,500
5.000% due 03/15/2023		4,000	4,000
Regency Energy Partners LP
5.000% due 10/01/2022		1,000	1,045
5.500% due 04/15/2023		3,750	3,891
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		5,000	5,181
6.875% due 02/15/2021		680	719
7.875% due 08/15/2019		1,000	1,060
8.250% due 02/15/2021		7,000	7,525
9.875% due 08/15/2019		2,000	2,153
Rite Aid Corp.
6.125% due 04/01/2023 (a)		5,000	5,150
Rivers Pittsburgh Borrower LP
9.500% due 06/15/2019		2,170	2,295

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rockies Express Pipeline LLC
5.625% due 04/15/2020		$2,000	$2,100
6.875% due 04/15/2040		1,250	1,372
Roofing Supply Group LLC
10.000% due 06/01/2020		3,500	3,456
RSI Home Products, Inc.
6.500% due 03/15/2023		1,750	1,789
Sabine Oil & Gas Corp.
9.750% due 02/15/2017		4,000	770
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		2,000	2,003
5.750% due 05/15/2024		7,250	7,322
SAExploration Holdings, Inc.
10.000% due 07/15/2019		1,000	510
Samson Investment Co.
9.750% due 02/15/2020		5,000	1,400
Sanchez Energy Corp.
6.125% due 01/15/2023		4,000	3,615
SandRidge Energy, Inc.
7.500% due 02/15/2023		1,000	620
8.125% due 10/15/2022		2,000	1,237
SBA Communications Corp.
5.625% due 10/01/2019		1,250	1,324
SBA Telecommunications, Inc.
5.750% due 07/15/2020		1,000	1,056
Schaeffler Finance BV
3.250% due 05/15/2025 (a)	EUR	2,000	2,156
3.500% due 05/15/2022		1,500	1,667
4.750% due 05/15/2021		$4,000	4,060
Schaeffler Holding Finance BV
5.750% due 11/15/2021 (b)	EUR	1,325	1,542
6.250% due 11/15/2019 (b)		$3,500	3,719
6.750% due 11/15/2022 (b)		6,000	6,510
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (b)	EUR	5,400	6,098
Scientific Games International, Inc.
6.250% due 09/01/2020		$1,900	1,425
10.000% due 12/01/2022		5,000	4,712
Scotts Miracle-Gro Co.
6.625% due 12/15/2020		250	265
Sealed Air Corp.
5.125% due 12/01/2024		1,000	1,038
5.250% due 04/01/2023		2,000	2,095
6.500% due 12/01/2020		3,000	3,352
8.375% due 09/15/2021		2,500	2,825
Sensata Technologies BV
4.875% due 10/15/2023		3,500	3,614
5.000% due 10/01/2025		1,500	1,523
5.625% due 11/01/2024		1,750	1,870
Sequa Corp.
7.000% due 12/15/2017		6,150	4,951
Serta Simmons Holdings LLC
8.125% due 10/01/2020		11,250	11,897
ServiceMaster Co. LLC
7.000% due 08/15/2020		6,893	7,358
7.450% due 08/15/2027		4,000	4,070
8.000% due 02/15/2020		1,333	1,413
Seventy Seven Operating LLC
6.625% due 11/15/2019		1,000	765
SGD Group S.A.S.
5.625% due 05/15/2019	EUR	2,000	2,211
Shearer’s Foods LLC
9.000% due 11/01/2019		$4,500	4,927
SIG Combibloc Holdings S.C.A.
7.750% due 02/15/2023	EUR	5,250	5,982

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Signode Industrial Group Lux S.A.
6.375% due 05/01/2022		$9,175	$9,164
Simmons Foods, Inc.
7.875% due 10/01/2021		5,000	4,950
Sirius XM Radio, Inc.
5.375% due 04/15/2025		3,000	3,023
SiTV LLC
10.375% due 07/01/2019		5,000	4,500
Smithfield Foods, Inc.
6.625% due 08/15/2022		4,000	4,295
Softbank Corp.
4.500% due 04/15/2020		3,000	3,075
Sophia LP
9.750% due 01/15/2019		8,125	8,745
Spectrum Brands, Inc.
6.625% due 11/15/2022		3,750	4,031
6.750% due 03/15/2020		2,500	2,644
Springs Industries, Inc.
6.250% due 06/01/2021		3,250	3,226
Station Casinos LLC
7.500% due 03/01/2021		7,000	7,490
Steel Dynamics, Inc.
6.125% due 08/15/2019		1,000	1,070
6.375% due 08/15/2022		250	268
Studio City Finance Ltd.
8.500% due 12/01/2020		4,000	4,060
Sun Products Corp.
7.750% due 03/15/2021		11,000	9,680
SunGard Data Systems, Inc.
6.625% due 11/01/2019		3,500	3,618
7.625% due 11/15/2020		2,000	2,123
T-Mobile USA, Inc.
6.000% due 03/01/2023		1,250	1,284
6.250% due 04/01/2021		3,000	3,131
6.375% due 03/01/2025		1,500	1,552
6.625% due 04/01/2023		4,000	4,210
6.731% due 04/28/2022		5,000	5,281
6.836% due 04/28/2023		2,500	2,641
Teine Energy Ltd.
6.875% due 09/30/2022		3,550	3,248
Tenet Healthcare Corp.
5.000% due 03/01/2019		1,500	1,493
8.000% due 08/01/2020		4,000	4,210
8.125% due 04/01/2022		8,000	8,840
Terex Corp.
6.500% due 04/01/2020		2,250	2,351
TES Finance PLC
6.750% due 07/15/2020	GBP	1,500	2,183
Tesoro Logistics LP
6.250% due 10/15/2022		$2,500	2,600
TMF Group Holding BV
9.875% due 12/01/2019	EUR	4,250	4,913
TransDigm, Inc.
6.000% due 07/15/2022		$7,750	7,779
6.500% due 07/15/2024		10,000	10,100
7.500% due 07/15/2021		1,250	1,350
TransUnion (8.125% Cash or 8.875% PIK)
8.125% due 06/15/2018 (b)		4,000	4,115
TransUnion (9.625% Cash or 10.375% PIK)
9.625% due 06/15/2018 (b)		3,000	3,036
Triangle USA Petroleum Corp.
6.750% due 07/15/2022		3,500	2,844
Tronox Finance LLC
6.375% due 08/15/2020		4,000	3,930
Truven Health Analytics, Inc.
10.625% due 06/01/2020		5,000	5,275

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tullow Oil PLC
6.000% due 11/01/2020		$4,000	$3,500
United Rentals North America, Inc.
5.500% due 07/15/2025		5,250	5,368
7.625% due 04/15/2022		2,500	2,748
Unitymedia Hessen GmbH & Co. KG
5.000% due 01/15/2025		2,000	2,025
5.500% due 09/15/2022	EUR	4,500	5,226
Unitymedia KabelBW GmbH
6.125% due 01/15/2025		$2,000	2,120
9.500% due 03/15/2021	EUR	3,050	3,730
Univision Communications, Inc.
5.125% due 05/15/2023		$3,000	3,060
5.125% due 02/15/2025		3,500	3,583
6.750% due 09/15/2022		2,618	2,818
8.500% due 05/15/2021		8,500	9,116
UPC Holding BV
6.375% due 09/15/2022	EUR	8,000	9,290
6.750% due 03/15/2023		3,000	3,548
6.750% due 03/15/2023	CHF	3,000	3,403
UPCB Finance Ltd.
5.375% due 01/15/2025 (a)		$2,500	2,500
6.625% due 07/01/2020		2,500	2,616
USG Corp.
7.875% due 03/30/2020		1,000	1,084
9.750% due 01/15/2018		4,296	4,994
Valeant Pharmaceuticals International
6.375% due 10/15/2020		3,000	3,127
6.750% due 08/15/2021		4,000	4,195
7.000% due 10/01/2020		1,500	1,573
7.250% due 07/15/2022		5,375	5,704
Valeant Pharmaceuticals International, Inc.
5.500% due 03/01/2023		1,750	1,778
5.625% due 12/01/2021		5,000	5,087
7.500% due 07/15/2021		2,000	2,171
Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (b)		2,500	2,525
VeriSign, Inc.
4.625% due 05/01/2023		2,500	2,506
Verisure Holding AB
8.750% due 12/01/2018	EUR	7,500	8,649
VRX Escrow Corp.
4.500% due 05/15/2023		2,125	2,303
6.125% due 04/15/2025		$3,500	3,636
VWR Funding, Inc.
4.625% due 04/15/2022	EUR	5,000	5,322
7.250% due 09/15/2017		$8,000	8,380
Warren Resources, Inc.
9.000% due 08/01/2022		3,000	1,725
Watco Cos. LLC
6.375% due 04/01/2023		3,500	3,517
Wave Holdco LLC (8.250% Cash or 9.000% PIK)
8.250% due 07/15/2019 (b)		3,325	3,421
Welltec A/S
8.000% due 02/01/2019		5,000	4,750
Whiting Petroleum Corp.
5.750% due 03/15/2021		2,500	2,494
6.250% due 04/01/2023		2,000	1,993
Wind Acquisition Finance S.A.
7.000% due 04/23/2021	EUR	6,000	6,895
7.375% due 04/23/2021		$5,000	5,200
Windstream Corp.
7.750% due 10/01/2021		1,250	1,251
Wise Metals Group LLC
8.750% due 12/15/2018		7,000	7,472

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	101

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wolverine World Wide, Inc.
6.125% due 10/15/2020		$1,000	$1,073
Wynn Las Vegas LLC
5.375% due 03/15/2022		4,000	4,160
5.500% due 03/01/2025		4,000	4,070
Zebra Technologies Corp.
7.250% due 10/15/2022		3,500	3,780
Zobele Holding SpA
7.875% due 02/01/2018	EUR	2,000	2,173

			1,556,458

UTILITIES 6.9%
AES Corp.
7.375% due 07/01/2021		$2,000	2,250
8.000% due 10/15/2017		365	423
8.000% due 06/01/2020		2,000	2,295
American Energy-Permian Basin LLC
7.375% due 11/01/2021		3,750	2,869
Calpine Corp.
5.375% due 01/15/2023		3,000	3,015
5.750% due 01/15/2025		3,000	3,034
Dynegy Finance, Inc.
6.750% due 11/01/2019		5,000	5,181
7.375% due 11/01/2022		3,000	3,165
7.625% due 11/01/2024		5,000	5,256
EP Energy LLC
9.375% due 05/01/2020		5,000	5,256
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		2,000	1,735
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020		2,000	1,783
4.950% due 07/19/2022		1,000	899
MarkWest Energy Partners LP
4.500% due 07/15/2023		3,500	3,482
4.875% due 12/01/2024		1,000	1,027
5.500% due 02/15/2023		500	516
Midwest Generation LLC
8.560% due 01/02/2016		296	298
Millicom International Cellular S.A.
6.625% due 10/15/2021		2,000	2,123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NGPL PipeCo LLC
7.119% due 12/15/2017	$1,500	$1,493
9.625% due 06/01/2019	2,000	1,994
NRG Energy, Inc.
6.250% due 05/01/2024	2,000	2,025
6.625% due 03/15/2023	1,000	1,040
7.625% due 01/15/2018	3,500	3,863
7.875% due 05/15/2021	3,000	3,240
Parsley Energy LLC
7.500% due 02/15/2022	6,000	6,090
Sprint Capital Corp.
6.875% due 11/15/2028	7,000	6,457
6.900% due 05/01/2019	2,000	2,078
8.750% due 03/15/2032	7,500	7,800
Sprint Communications, Inc.
6.000% due 11/15/2022	12,000	11,445
9.000% due 11/15/2018	2,500	2,875
Sprint Corp.
7.125% due 06/15/2024	5,625	5,541
7.250% due 09/15/2021	2,000	2,018
7.625% due 02/15/2025	2,000	2,003
7.875% due 09/15/2023	7,500	7,687
Targa Resources Partners LP
4.125% due 11/15/2019	1,250	1,250
4.250% due 11/15/2023	4,000	3,870
5.000% due 01/15/2018	250	258
5.250% due 05/01/2023	2,750	2,777
6.375% due 08/01/2022	500	526
Telecom Italia Capital S.A.
6.375% due 11/15/2033	4,750	5,106
Telecom Italia SpA
5.303% due 05/30/2024	7,000	7,359
Virgin Media Finance PLC
5.750% due 01/15/2025	2,000	2,081
6.000% due 10/15/2024	2,000	2,108
Williams Partners LP
4.875% due 05/15/2023	2,750	2,775

		140,366

Total Corporate Bonds & Notes (Cost $2,000,873)		1,933,092

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.0%

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (c)(e)	21,410	$46
NVHL S.A. ‘B’ (c)(e)	21,410	46
NVHL S.A. ‘C’ (c)(e)	21,410	46
NVHL S.A. ‘D’ (c)(e)	21,410	46
NVHL S.A. ‘E’ (c)(e)	21,410	46
NVHL S.A. ‘F’ (c)(e)	21,410	46
NVHL S.A. ‘G’ (c)(e)	21,410	46
NVHL S.A. ‘H’ (c)(e)	21,410	46
NVHL S.A. ‘I’ (c)(e)	21,410	46
NVHL S.A. ‘J’ (c)(e)	21,410	46

Total Common Stocks (Cost $696)		460

Total Investments in Securities (Cost $2,015,729)		1,947,659

INVESTMENTS IN AFFILIATES 3.9%

SHORT-TERM INSTRUMENTS 3.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.9%
PIMCO Short-Term Floating NAV Portfolio	1,300	13
PIMCO Short-Term Floating NAV Portfolio III	8,010,906	79,444

Total Short-Term Instruments (Cost $79,449)		79,457

Total Investments in Affiliates (Cost $79,449)		79,457

Total Investments 99.1% (Cost $2,095,178)		$2,027,116

Financial Derivative Instruments (f)(g) 0.6% (Cost or Premiums, net $0)		13,350

Other Assets and Liabilities, net 0.3%		4,752

Net Assets 100.0%		$2,045,218

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Payment in-kind bond security.
(c)	Security did not produce income within the last twelve months.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012	$69	$46	0.00%
NVHL S.A. ‘B’	03/09/2012	69	46	0.00%
NVHL S.A. ‘C’	03/09/2012	69	46	0.00%
NVHL S.A. ‘D’	03/09/2012	69	46	0.00%
NVHL S.A. ‘E’	03/09/2012	70	46	0.00%
NVHL S.A. ‘F’	03/09/2012	70	46	0.00%
NVHL S.A. ‘G’	03/09/2012	70	46	0.00%
NVHL S.A. ‘H’	03/09/2012	70	46	0.00%

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘I’	03/09/2012	$70	$46	0.01%
NVHL S.A. ‘J’	03/09/2012	70	46	0.01%

		$696	$460	0.02%

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $2,341 at a weighted average interest rate of (1.361%).

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

Cash of $1,808 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2014. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (1)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$28	$28	$0	$0	$0	$0

(1)	Unsettled variation margin asset of $28 for closed swap agreements is outstanding at period end.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		GBP	32,449	$		48,908	$775	$0
	05/2015	$		1,237		EUR	1,124	0	(28)

CBK	05/2015			1,137			1,043	0	(15)

DUB	05/2015			1,138		CHF	1,056	0	(50)

GLM	04/2015		EUR	199,878	$		227,189	12,270	0
	04/2015		GBP	509			779	24	0
	05/2015		CHF	7,590			8,079	302	(45)
	05/2015		EUR	2,710			2,979	63	0

JPM	04/2015			2,233			2,399	0	(2)
	04/2015	$		1,896		EUR	1,787	26	0

UAG	04/2015			220,096			200,324	0	(4,697)
	05/2015		EUR	200,324	$		220,193	4,699	0

Total Forward Foreign Currency Contracts								$18,159	$(4,837)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure (1)
BOA	$775	$0	$0	$775	$(28)	$0	$0	$(28)	$747	$(820)	$(73)
CBK	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
DUB	0	0	0	0	(50)	0	0	(50)	(50)	0	(50)
GLM	12,659	0	0	12,659	(45)	0	0	(45)	12,614	(11,010)	1,604
JPM	26	0	0	26	(2)	0	0	(2)	24	0	24
UAG	4,699	0	0	4,699	(4,697)	0	0	(4,697)	2	0	2

Total Over the Counter	$18,159	$0	$0	$18,159	$(4,837)	$0	$0	$(4,837)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	103

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$28	$0	$0	$0	$28

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,159	$0	$18,159

	$0	$28	$0	$18,159	$0	$18,187

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,837	$0	$4,837

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$467	$0	$0	$0	$467

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$56,561	$0	$56,561

	$0	$467	$0	$56,561	$0	$57,028

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,704	$0	$14,704

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$13,105	$1,002	$14,107
Corporate Bonds & Notes
Banking & Finance	0	236,268	0	236,268
Industrials	2,500	1,552,420	1,538	1,556,458
Utilities	0	140,068	298	140,366
Common Stocks
Health Care	0	0	460	460
	$2,500	$1,941,861	$3,298	$1,947,659

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$79,457	$0	$0	$79,457

Total Investments	$81,957	$1,941,861	$3,298	$2,027,116

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Over the counter	$0	$18,159	$0	$18,159

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(4,837)	$0	$(4,837)

Totals	$81,957	$1,955,183	$3,298	$2,040,438

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term Credit Fund

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 124.3%

BANK LOAN OBLIGATIONS 8.8%
AASET
TBD% due 12/15/2020	$4,000	$4,030
Activision Blizzard, Inc.
3.250% due 10/12/2020	2,317	2,330
Amaya Holdings BV
5.000% due 08/01/2021	8,955	8,884
Avago Technologies Cayman Ltd.
3.750% due 05/06/2021	18,832	18,895
AWAS Aviation Capital Ltd.
4.870% due 09/29/2021 (e)	14,148	14,343
Charter Communications Operating LLC
3.000% due 07/01/2020	16,238	16,202
Crown Castle Operating Co.
3.000% due 01/31/2021	37,820	37,782
CSC Holdings, Inc.
2.678% due 04/17/2020	9,231	9,200
Dell, Inc.
3.750% due 10/29/2018	3,168	3,180
4.500% due 04/29/2020	6,443	6,490
Delos Finance SARL
3.500% due 03/06/2021	11,000	11,030
Delta Air Lines, Inc.
2.157% due 09/30/2019 (e)	26,837	26,639
2.256% due 05/09/2019 (e)	7,870	7,946
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	39,342	39,555
HCA, Inc.
3.025% due 05/01/2018	347	348
Hilton Worldwide Finance LLC
3.500% due 10/26/2020	3,395	3,403
International Aircraft Leasing and Trading
3.140% due 05/29/2015 (e)	14,332	14,333
Las Vegas Sands LLC
3.250% due 12/18/2020	40,865	40,868
NGPL PipeCo LLC
6.750% due 09/15/2017	6,012	5,763
Norwegian Air Shuttle
4.110% - 4.250% due 06/24/2026 (e)	18,703	18,654
5.860% - 6.110% due 06/24/2021 (e)	14,231	14,161
NRG Energy, Inc.
2.750% due 07/02/2018	10,725	10,690
Rise Ltd.
4.750% due 01/31/2021 (e)	7,572	7,674
RPI Finance Trust
3.250% due 05/09/2018	2,395	2,404
Scorpio Bulkers, Inc.
0.840% due 06/30/2028	1,402	1,401
Seadrill Partners Finco LLC
4.000% due 02/21/2021	2,277	1,815
Sensata Technologies BV
3.250% due 05/12/2019	836	839
Texas Competitive Electric Holdings Co. LLC
3.750% due 05/05/2016	564	568
Westmoreland Coal Co.
7.500% due 12/16/2020	2,993	2,996
WR Grace & Co.
1.000% - 3.000% due 02/03/2021	3,096	3,101

Total Bank Loan Obligations (Cost $335,130)		335,524

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 58.9%

BANKING & FINANCE 22.7%
Allstate Corp.
6.500% due 05/15/2067		$1,400	$1,628
Alpha Credit Group PLC
3.375% due 06/17/2017	EUR	6,000	4,655
American International Group, Inc.
4.375% due 01/15/2055		$12,000	12,153
8.175% due 05/15/2068		400	569
AmSouth Bancorp
6.750% due 11/01/2025		1,500	1,799
Aviation Loan Trust
2.381% due 12/15/2022		2,311	2,141
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (d)	EUR	15,800	17,541
9.000% due 05/09/2018 (d)		$6,400	6,976
Banco Continental SAECA
8.875% due 10/15/2017		1,000	1,041
Banco do Brasil S.A.
3.875% due 10/10/2022		3,800	3,519
6.250% due 04/15/2024 (d)		2,500	1,678
9.000% due 06/18/2024 (d)		6,000	5,201
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	4,000	5,016
Banco Santander S.A.
6.250% due 09/11/2021 (d)		7,800	8,445
Banco Votorantim S.A.
5.250% due 02/11/2016		$2,800	2,828
Bank of America Corp.
6.100% due 03/17/2025 (d)		10,800	10,982
6.250% due 09/05/2024 (d)		23,000	23,546
7.750% due 05/14/2038		7,700	11,125
Bank One Capital
8.750% due 09/01/2030		275	412
BGC Partners, Inc.
5.375% due 12/09/2019		10,775	11,017
Blackstone CQP Holdco LP
9.296% due 03/18/2019		14,207	14,689
BPCE S.A.
4.625% due 07/11/2024		4,150	4,267
Cantor Fitzgerald LP
7.875% due 10/15/2019		6,030	6,588
Citigroup, Inc.
8.125% due 07/15/2039 (g)		17,020	26,865
Credit Agricole S.A.
6.500% due 06/23/2021 (d)	EUR	7,100	8,054
7.875% due 01/23/2024 (d)		$17,500	18,566
Credit Suisse AG
6.500% due 08/08/2023		16,417	18,785
Credit Suisse Group AG
6.250% due 12/18/2024 (d)		4,200	4,139
7.500% due 12/11/2023 (d)		5,300	5,705
Doctors Co.
6.500% due 10/15/2023		10,150	11,380
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		874	929
Exeter Finance Corp.
9.750% due 05/20/2019		6,300	6,327
Farmers Exchange Capital
5.454% due 10/15/2054		10,200	11,087
Fidelity National Financial, Inc.
5.500% due 09/01/2022		12,425	13,580
First American Financial Corp.
4.300% due 02/01/2023		900	904
General Motors Financial Co., Inc.
4.000% due 01/15/2025		3,500	3,577

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Goldman Sachs Group, Inc.
4.800% due 07/08/2044		$3,500	$3,903
6.450% due 05/01/2036		1,000	1,255
Hanover Insurance Group, Inc.
6.375% due 06/15/2021		3,000	3,539
Health Care REIT, Inc.
5.125% due 03/15/2043		2,300	2,607
6.500% due 03/15/2041		5,000	6,626
HSBC Capital Funding LP
10.176% due 06/30/2030 (d)		5,600	8,512
HSBC Finance Corp.
6.676% due 01/15/2021		6,000	7,133
HSBC Holdings PLC
6.375% due 09/17/2024 (d)		6,700	6,851
6.500% due 05/02/2036		3,225	4,091
6.800% due 06/01/2038		12,920	17,048
7.350% due 11/27/2032		1,550	2,075
7.625% due 05/17/2032		1,800	2,479
International Lease Finance Corp.
7.125% due 09/01/2018		9,400	10,575
Itau Unibanco Holding S.A.
5.500% due 08/06/2022		8,100	8,120
Jefferies Finance LLC
7.375% due 04/01/2020		10,100	9,848
Jefferies LoanCore LLC
6.875% due 06/01/2020		6,995	6,523
JPMorgan Chase & Co.
5.400% due 01/06/2042		200	240
5.600% due 07/15/2041		2,000	2,457
6.100% due 10/01/2024 (d)		21,200	21,889
6.125% due 04/30/2024 (d)		16,000	16,398
6.750% due 02/01/2024 (d)		6,800	7,412
7.900% due 04/30/2018 (d)		14,300	15,462
KBC Bank NV
8.000% due 01/25/2023		9,600	10,812
KGH Intermediate Holdco LLC
8.500% due 08/07/2019 (e)		3,279	3,093
8.500% due 08/08/2019 (e)		1,093	1,031
LBG Capital PLC
6.385% due 05/12/2020	EUR	1,900	2,221
7.625% due 12/09/2019	GBP	2,000	3,031
15.000% due 12/21/2019		3,200	6,707
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$1,600	2,304
Lloyds Banking Group PLC
7.500% due 06/27/2024 (d)		6,000	6,390
7.625% due 06/27/2023 (d)	GBP	3,537	5,605
Massachusetts Mutual Life Insurance Co.
8.875% due 06/01/2039		$6,000	9,876
MetLife Capital Trust
7.875% due 12/15/2067		11,950	15,894
MetLife, Inc.
10.750% due 08/01/2069		4,000	6,738
Montpelier Re Holdings Ltd.
4.700% due 10/15/2022		600	634
Nationstar Mortgage LLC
6.500% due 07/01/2021		1,025	999
Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	4,059
Navient Corp.
5.625% due 08/01/2033		17,600	14,498
Nippon Life Insurance Co.
5.000% due 10/18/2042		2,800	3,021
5.100% due 10/16/2044		8,500	9,248
Northwestern Mutual Life Insurance Co.
6.063% due 03/30/2040		2,000	2,658

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	105

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novo Banco S.A.
5.000% due 05/14/2019	EUR	1,800	$2,000
5.000% due 05/21/2019		5,300	5,894
5.000% due 05/23/2019		5,000	5,552
5.875% due 11/09/2015		600	651
Ohio National Life Insurance Co.
6.875% due 06/15/2042		$500	662
Omega Healthcare Investors, Inc.
4.500% due 04/01/2027		3,400	3,358
Pacific Life Insurance Co.
9.250% due 06/15/2039		36,875	59,179
Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,504
Pinnacol Assurance
8.625% due 06/25/2034 (e)		7,000	7,529
Piper Jaffray Cos.
4.775% due 11/30/2015		5,100	5,122
PNC Preferred Funding Trust
1.921% due 03/15/2017 (d)		12,750	11,730
Prudential Financial, Inc.
5.200% due 03/15/2044		5,000	5,109
5.875% due 09/15/2042		4,500	4,911
Rabobank Group
6.875% due 03/19/2020	EUR	4,000	5,270
8.375% due 07/26/2016 (d)		$7,400	7,909
8.400% due 06/29/2017 (d)		6,800	7,549
Rio Oil Finance Trust
6.250% due 07/06/2024		11,950	10,923
6.750% due 01/06/2027		6,150	5,547
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		13,050	11,967
6.125% due 02/07/2022		3,325	3,113
Simon Property Group LP
6.750% due 02/01/2040		350	491
SL Green Realty Corp.
4.500% due 12/01/2022		5,000	5,239
Teachers Insurance & Annuity Association of America
4.900% due 09/15/2044		5,800	6,565
6.850% due 12/16/2039		4,395	6,146
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	93	150
UBS AG
4.750% due 05/22/2023		$3,500	3,628
7.250% due 02/22/2022		10,000	10,784
7.625% due 08/17/2022		18,050	21,924
Wachovia Capital Trust
5.570% due 05/01/2015 (d)		1,180	1,171
Wells Fargo & Co.
5.375% due 11/02/2043		12,000	14,193
5.900% due 06/15/2024 (d)		7,000	7,306
7.980% due 03/15/2018 (d)		1,033	1,136
Wells Fargo Bank N.A.
6.600% due 01/15/2038		11,700	16,600
Weyerhaeuser Co.
6.950% due 10/01/2027		16,922	20,878
7.375% due 03/15/2032		3,814	5,138
7.950% due 03/15/2025		200	260
8.500% due 01/15/2025		10,400	14,100

			862,764

INDUSTRIALS 24.4%
21st Century Fox America, Inc.
6.900% due 08/15/2039		2,500	3,469
AbbVie, Inc.
4.400% due 11/06/2042		7,000	7,271

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Actavis Funding SCS
4.550% due 03/15/2035		$3,700	$3,870
4.750% due 03/15/2045		2,600	2,771
Actavis, Inc.
4.625% due 10/01/2042		6,500	6,649
ADT Corp.
4.875% due 07/15/2042		12,500	10,047
Air Canada Pass-Through Trust
4.125% due 11/15/2026		1,428	1,503
Alliance Data Systems Corp.
5.250% due 12/01/2017		353	367
Altria Group, Inc.
9.950% due 11/10/2038		3,923	6,830
10.200% due 02/06/2039		4,729	8,389
Amazon.com, Inc.
4.950% due 12/05/2044		7,850	8,599
American Airlines Pass-Through Trust
7.000% due 07/31/2019		1,130	1,227
Amgen, Inc.
4.950% due 10/01/2041		2,500	2,818
5.150% due 11/15/2041		28,907	33,424
5.375% due 05/15/2043		3,300	3,953
5.750% due 03/15/2040		5,000	6,100
Anadarko Holding Co.
7.150% due 05/15/2028		1,722	2,233
Anadarko Petroleum Corp.
4.500% due 07/15/2044		10,000	10,273
7.000% due 11/15/2027		600	706
Anthem, Inc.
4.625% due 05/15/2042		4,000	4,354
Arch Coal, Inc.
7.250% due 10/01/2020		3,582	1,290
7.250% due 06/15/2021		588	134
Asciano Finance Ltd.
6.000% due 04/07/2023		5,000	5,815
Ashland, Inc.
6.875% due 05/15/2043		28,685	31,123
Aviation Capital Group Corp.
6.750% due 04/06/2021		2,300	2,621
7.125% due 10/15/2020		5,700	6,633
Barrick Gold Corp.
5.250% due 04/01/2042		7,200	6,887
5.800% due 11/15/2034		100	100
Barrick International Barbados Corp.
6.350% due 10/15/2036		1,297	1,357
BorgWarner, Inc.
4.375% due 03/15/2045		2,000	2,086
Brixmor Operating Partnership LP
3.850% due 02/01/2025		6,000	6,017
Burlington Northern Santa Fe LLC
4.375% due 09/01/2042		22,000	23,304
4.550% due 09/01/2044		13,200	14,527
California Resources Corp.
5.000% due 01/15/2020		575	522
5.500% due 09/15/2021		5,600	5,019
Cameron International Corp.
7.000% due 07/15/2038		3,703	4,621
Canadian Oil Sands Ltd.
6.000% due 04/01/2042		8,400	7,610
CBS Corp.
4.900% due 08/15/2044		7,700	8,191
Cemex S.A.B. de C.V.
4.375% due 03/05/2023	EUR	850	917
4.750% due 01/11/2022		700	772
5.003% due 10/15/2018		$3,600	3,769
6.125% due 05/05/2025		2,350	2,379

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cenovus Energy, Inc.
6.750% due 11/15/2039	$200	$240
Cliffs Natural Resources, Inc.
7.750% due 03/31/2020	4,017	2,892
Comcast Corp.
6.450% due 03/15/2037	3,800	5,163
6.550% due 07/01/2039	8,800	12,070
6.950% due 08/15/2037	3,600	5,131
7.050% due 03/15/2033	10,725	15,259
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,641	2,767
4.750% due 07/12/2022	48	51
Continental Resources, Inc.
4.500% due 04/15/2023	10,750	10,451
Cox Communications, Inc.
4.700% due 12/15/2042	1,300	1,326
4.800% due 02/01/2035	7,200	7,598
8.375% due 03/01/2039	5,500	7,837
CVS Pass-Through Trust
7.507% due 01/10/2032	20,728	26,975
Devon Energy Corp.
7.950% due 04/15/2032	1,925	2,663
Domtar Corp.
6.750% due 02/15/2044	1,600	1,850
Dow Chemical Co.
9.400% due 05/15/2039	4,045	6,717
Ecopetrol S.A.
5.875% due 09/18/2023	900	968
7.375% due 09/18/2043	16,000	17,460
El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	9,300	11,987
Energy Transfer Partners LP
5.150% due 03/15/2045	1,500	1,520
7.500% due 07/01/2038	14,004	17,754
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	4,000	4,493
Enterprise Products Operating LLC
4.450% due 02/15/2043	18,697	19,061
4.850% due 03/15/2044	18,179	19,677
5.100% due 02/15/2045	9,000	10,125
6.125% due 10/15/2039	700	863
FedEx Corp.
5.100% due 01/15/2044	200	234
Freeport-McMoRan Corp.
9.500% due 06/01/2031	2,000	2,530
General Motors Co.
5.000% due 04/01/2035	4,550	4,871
5.200% due 04/01/2045	6,000	6,538
Georgia-Pacific LLC
8.875% due 05/15/2031	2,070	3,133
GLP Capital LP
5.375% due 11/01/2023	3,500	3,636
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	5,000	4,459
Goldcorp, Inc.
5.450% due 06/09/2044	8,000	8,372
GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,588	2,508
Harvest Operations Corp.
6.875% due 10/01/2017	5,680	5,197
Hess Corp.
6.000% due 01/15/2040	1,500	1,674
7.300% due 08/15/2031	3,060	3,738
Hiland Partners LP
5.500% due 05/15/2022	4,945	5,093
7.250% due 10/01/2020	11,510	12,460

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HJ Heinz Finance Co.
7.125% due 08/01/2039	$1,773	$2,371
Hospira, Inc.
5.600% due 09/15/2040	3,000	3,733
Imperial Tobacco Finance PLC
3.500% due 02/11/2023	2,575	2,619
JM Smucker Co.
4.250% due 03/15/2035	1,500	1,559
4.375% due 03/15/2045	500	523
KazMunayGas National Co. JSC
5.750% due 04/30/2043	4,900	3,872
Kennedy-Wilson, Inc.
5.875% due 04/01/2024	200	201
Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	3,950	3,738
5.500% due 03/01/2044	4,300	4,515
6.500% due 02/01/2037	2,700	3,069
6.550% due 09/15/2040	3,300	3,716
6.950% due 01/15/2038	5,000	5,944
7.300% due 08/15/2033	25	30
7.400% due 03/15/2031	100	121
7.500% due 11/15/2040	1,500	1,882
Kinder Morgan, Inc.
6.950% due 06/01/2028	3,795	4,342
7.420% due 02/15/2037	2,980	3,537
8.050% due 10/15/2030	3,825	4,726
KLA-Tencor Corp.
4.650% due 11/01/2024	2,500	2,631
Kraft Foods Group, Inc.
5.000% due 06/04/2042	5,200	5,804
6.875% due 01/26/2039	2,000	2,671
Laboratory Corp. of America Holdings
4.700% due 02/01/2045	5,025	5,194
Lender Processing Services, Inc.
5.750% due 04/15/2023	1,955	2,081
Magellan Midstream Partners LP
4.200% due 03/15/2045	2,000	1,946
6.400% due 05/01/2037	900	1,143
MCE Finance Ltd.
5.000% due 02/15/2021	2,000	1,880
Medtronic, Inc.
4.375% due 03/15/2035	1,150	1,258
4.625% due 03/15/2045	9,850	11,195
Mongolian Mining Corp.
8.875% due 03/29/2017	1,135	800
Motorola Solutions, Inc.
5.500% due 09/01/2044	5,000	5,462
Nakilat, Inc.
6.067% due 12/31/2033	400	470
NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (d)	11,000	11,717
NBCUniversal Media LLC
5.950% due 04/01/2041	2,400	3,151
NVR, Inc.
3.950% due 09/15/2022	1,510	1,583
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	5,125	3,946
6.750% due 10/01/2022	3,627	2,828
ONEOK Partners LP
6.650% due 10/01/2036	18,835	20,060
Pacific Drilling Ltd.
7.250% due 12/01/2017	400	362
Pfizer, Inc.
7.200% due 03/15/2039	300	443
PHH Corp.
6.375% due 08/15/2021	2,000	1,935

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Philip Morris International, Inc.
3.875% due 08/21/2042		$2,600	$2,571
4.250% due 11/10/2044		12,800	13,460
6.375% due 05/16/2038		600	798
Pioneer Natural Resources Co.
7.200% due 01/15/2028		17,016	21,339
Pride International, Inc.
7.875% due 08/15/2040		4,100	4,771
QVC, Inc.
4.375% due 03/15/2023		2,500	2,551
4.450% due 02/15/2025		900	908
4.850% due 04/01/2024		5,100	5,311
Reynolds American, Inc.
6.150% due 09/15/2043		3,620	4,490
7.250% due 06/15/2037		660	872
Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		8,000	8,080
SABMiller Holdings, Inc.
4.950% due 01/15/2042		5,600	6,317
Schaeffler Finance BV
3.250% due 05/15/2025 (a)	EUR	3,000	3,235
Southern Natural Gas Co. LLC
7.350% due 02/15/2031		$1,400	1,661
Southwestern Energy Co.
4.100% due 03/15/2022		2,420	2,385
4.950% due 01/23/2025		6,050	6,165
Studio City Finance Ltd.
8.500% due 12/01/2020		6,400	6,496
Teck Resources Ltd.
5.400% due 02/01/2043		8,465	7,662
Tennessee Gas Pipeline Co. LLC
8.375% due 06/15/2032		1,275	1,653
Tesco PLC
6.150% due 11/15/2037		1,300	1,383
Texas Eastern Transmission LP
7.000% due 07/15/2032		1,000	1,319
Time Warner Cable, Inc.
5.250% due 07/15/2042	GBP	800	1,418
6.550% due 05/01/2037		$2,000	2,520
6.750% due 06/15/2039		2,659	3,420
7.300% due 07/01/2038		6,000	8,115
Time Warner, Inc.
4.650% due 06/01/2044		3,200	3,462
4.900% due 06/15/2042		3,700	4,109
6.200% due 03/15/2040		5,275	6,768
6.250% due 03/29/2041		13,505	17,494
6.500% due 11/15/2036		500	651
7.700% due 05/01/2032		2,190	3,116
Transocean, Inc.
6.500% due 11/15/2020 (g)		2,900	2,433
6.800% due 03/15/2038		5,772	4,156
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,700	2,752
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,752	2,072
8.000% due 04/01/2021		895	1,016
Union Pacific Corp.
3.875% due 02/01/2055		350	343
United Airlines Pass-Through Trust
4.300% due 02/15/2027		67	72
Viacom, Inc.
4.375% due 03/15/2043		11,924	11,161
5.250% due 04/01/2044		1,550	1,662
5.850% due 09/01/2043		5,000	5,650
Virgin Australia Trust
5.000% due 04/23/2025		4,639	4,882

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Weatherford International Ltd.
4.500% due 04/15/2022	$975	$892
Westmoreland Coal Co.
8.750% due 01/01/2022	4,500	4,545
Williams Cos., Inc.
8.750% due 03/15/2032	2,416	2,899
Williams Partners LP
4.900% due 01/15/2045	13,500	12,709
5.400% due 03/04/2044	2,500	2,517
6.300% due 04/15/2040	500	552
WMG Acquisition Corp.
6.000% due 01/15/2021	630	646
Wynn Las Vegas LLC
4.250% due 05/30/2023	7,700	7,392
5.500% due 03/01/2025	4,650	4,731
Wynn Macau Ltd.
5.250% due 10/15/2021	19,860	18,917
Zimmer Holdings, Inc.
4.250% due 08/15/2035	900	930
4.450% due 08/15/2045	2,800	2,917

		927,292

UTILITIES 11.8%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018	15,450	16,347
Allegheny Energy Supply Co. LLC
6.750% due 10/15/2039	6,627	7,029
AT&T, Inc.
4.300% due 12/15/2042	11,713	11,214
4.350% due 06/15/2045	10,243	9,871
6.550% due 02/15/2039	31,783	39,149
British Telecommunications PLC
9.625% due 12/15/2030	1,300	2,147
Bruce Mansfield Unit Pass-Through Trust
6.850% due 06/01/2034	4,915	5,254
Dynegy Finance, Inc.
7.625% due 11/01/2024	1,925	2,024
Electricite de France S.A.
5.250% due 01/29/2023 (d)	300	314
5.625% due 01/22/2024 (d)	2,800	2,983
Entergy Arkansas, Inc.
4.950% due 12/15/2044	8,100	8,531
FirstEnergy Corp.
7.375% due 11/15/2031	8,155	10,384
FirstEnergy Transmission LLC
5.450% due 07/15/2044	6,330	7,154
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	2,000	1,620
6.000% due 11/27/2023	3,125	2,711
Gazprom OAO Via Gaz Capital S.A.
4.950% due 02/06/2028 (g)	5,000	4,187
6.510% due 03/07/2022	8,400	8,178
9.250% due 04/23/2019	13,300	14,352
Illinois Power Generating Co.
6.300% due 04/01/2020	725	631
Jersey Central Power & Light Co.
6.150% due 06/01/2037	250	306
Koninklijke KPN NV
8.375% due 10/01/2030	4,100	5,920
NGPL PipeCo LLC
7.119% due 12/15/2017	8,015	7,975
Novatek OAO Via Novatek Finance Ltd.
6.604% due 02/03/2021	4,700	4,416
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	2,805	2,433

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	107

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Orange S.A.
9.000% due 03/01/2031	$685	$1,060
Petrobras Global Finance BV
2.393% due 01/15/2019	350	304
4.375% due 05/20/2023	2,050	1,758
5.375% due 01/27/2021	7,700	7,022
7.875% due 03/15/2019	300	307
Petroleos Mexicanos
5.500% due 06/27/2044	2,000	2,028
Plains All American Pipeline LP
4.700% due 06/15/2044	4,700	4,795
4.900% due 02/15/2045	8,000	8,446
5.150% due 06/01/2042	3,700	3,938
Saudi Electricity Global Sukuk Co.
5.060% due 04/08/2043	8,000	8,218
5.500% due 04/08/2044	12,100	13,187
Sprint Communications, Inc.
6.000% due 11/15/2022	900	858
Sprint Corp.
7.125% due 06/15/2024	10,500	10,342
7.625% due 02/15/2025	5,100	5,106
7.875% due 09/15/2023	1,000	1,025
Telecom Italia Capital S.A.
7.200% due 07/18/2036	5,000	5,663
7.721% due 06/04/2038	3,801	4,457
Verizon Communications, Inc.
3.850% due 11/01/2042	12,875	11,745
4.522% due 09/15/2048	12,812	12,766
4.672% due 03/15/2055	78,103	76,841
4.862% due 08/21/2046	4,707	4,941
5.012% due 08/21/2054	69,666	72,611
6.400% due 09/15/2033	921	1,152
6.550% due 09/15/2043	7,814	10,161
Yellowstone Energy LP
5.750% due 12/31/2026	1,756	1,837

		445,698

Total Corporate Bonds & Notes (Cost $2,157,759)		2,235,754

MUNICIPAL BONDS & NOTES 7.9%

CALIFORNIA 3.9%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049	6,600	9,465
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
7.043% due 04/01/2050	9,100	13,701
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	2,948
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	13,600	20,326
7.350% due 11/01/2039	1,700	2,562
7.500% due 04/01/2034	165	247
7.550% due 04/01/2039	8,195	12,851
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	8,300	13,076
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,647
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	954

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
East Bay Municipal Utility District Water System, California Revenue Bonds, (BABs), Series 2010
5.874% due 06/01/2040	$2,600	$3,496
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2007
5.000% due 06/01/2033	800	672
5.750% due 06/01/2047	6,385	5,404
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	500	691
Los Angeles Community College District, California General Obligation Bonds, (BABs), Series 2010
6.600% due 08/01/2042	2,300	3,290
6.750% due 08/01/2049	6,400	9,640
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	5,000	6,790
7.618% due 08/01/2040	4,500	6,548
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
5.716% due 07/01/2039	1,100	1,414
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	6,200	8,663
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	1,700	2,143
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	600	757
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	400	547
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	5,050	6,988
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.200% due 08/01/2039	2,500	2,930
Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	393
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	300	396
6.296% due 05/15/2050	200	245
Upland Community Facilities District, California Special Tax Bonds, Series 2012
3.875% due 09/01/2024	1,815	1,843
4.250% due 09/01/2028	2,450	2,503
5.000% due 09/01/2031	325	353
5.000% due 09/01/2034	1,000	1,083

		146,566

FLORIDA 0.1%
Florida State Turnpike Enterprise Revenue Bonds, (BABs), Series 2009
6.800% due 07/01/2039	4,000	4,638

GEORGIA 0.4%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,200	13,446

ILLINOIS 0.1%
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,449

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIANA 0.1%
Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	$800	$1,110
Indianapolis, Indiana Local Public Improvement Bond Bank Revenue Bonds, (BABs), Series 2010
6.004% due 01/15/2040	2,000	2,576

		3,686

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2009
7.414% due 01/01/2040	400	601
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,700	2,490
New Jersey Transportation Trust Fund Authority Revenue Bonds, (BABs), Series 2009
6.875% due 12/15/2039	900	991
Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2007
5.000% due 06/01/2041	2,000	1,537

		5,619

NEW YORK 1.1%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	400	628
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.089% due 11/15/2040	3,300	4,443
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	13,200	15,356
New York City, New York Water & Sewer System Revenue Bonds, (BABs), Series 2010
5.882% due 06/15/2044	3,100	4,199
6.011% due 06/15/2042	6,300	8,649
Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	8,400	9,310
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	800	1,000

		43,585

OHIO 0.7%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.053% due 02/15/2043	2,500	3,231
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
5.939% due 02/15/2047	600	771
6.270% due 02/15/2050	6,495	8,478
7.834% due 02/15/2041	4,990	7,492
8.084% due 02/15/2050	1,000	1,618
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	4,000	3,292
6.500% due 06/01/2047	500	445

		25,327

PENNSYLVANIA 0.5%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	13,319

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Pennsylvania Turnpike Commission Revenue Bonds, (BABs), Series 2009
6.105% due 12/01/2039	$2,750	$3,600
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.615% due 06/01/2030	1,800	2,053

		18,972

TENNESSEE 0.2%
Tennessee State School Bond Authority Revenue Bonds, Series 2010
4.848% due 09/15/2027	6,260	7,264

TEXAS 0.7%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,293
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2009
6.718% due 01/01/2049	7,000	10,448
Texas Transportation Commission State Highway Fund Revenue Bonds, Series 2010
5.178% due 04/01/2030	8,400	10,228

		25,969

WASHINGTON 0.0%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,100	1,450

Total Municipal Bonds & Notes (Cost $240,844)		298,971

U.S. TREASURY OBLIGATIONS 38.7%
U.S. Treasury Bonds
2.500% due 02/15/2045 (g)	107,875	106,965
2.750% due 08/15/2042 (g)(l)	155,475	161,791
2.750% due 11/15/2042 (g)(i)(j)(l)	151,300	157,364
3.000% due 05/15/2042 (j)(l)	900	982
3.000% due 11/15/2044 (g)	136,475	149,579
3.125% due 02/15/2042 (g)(j)(l)	15,895	17,763
3.125% due 02/15/2043 (j)(l)	450	502
3.125% due 08/15/2044 (g)(i)(j)	73,710	82,653
3.625% due 08/15/2043 (g)(j)(l)	109,000	133,236
3.625% due 02/15/2044 (g)	1,850	2,264
3.750% due 11/15/2043 (g)	168,665	210,765
4.250% due 05/15/2039 (g)(l)	2,375	3,139
4.375% due 02/15/2038 (g)(j)(l)	101,800	136,468
4.375% due 11/15/2039 (g)(l)	1,075	1,449
4.375% due 05/15/2040 (g)(j)(l)	2,165	2,927
4.625% due 02/15/2040 (g)(j)(l)	11,750	16,416
6.125% due 11/15/2027 (j)(l)	1,200	1,736
6.250% due 05/15/2030 (g)	3,695	5,617
U.S. Treasury Inflation Protected Securities (c)
2.000% due 01/15/2026 (g)(j)(l)	45,583	54,108
U.S. Treasury Notes
0.625% due 12/31/2016 (l)	200	201
2.000% due 02/15/2025 (g)	178,475	179,618
U.S. Treasury Strips
0.000% due 11/15/2042 (g)	62,400	30,293
0.000% due 08/15/2043 (j)	300	143
0.000% due 11/15/2043 (g)	12,150	5,765
0.000% due 02/15/2044 (g)	18,500	8,722

Total U.S. Treasury Obligations (Cost $1,345,855)		1,470,466

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 2.1%
Banc of America Funding Trust
5.500% due 01/25/2036		$854	$893
5.750% due 03/25/2036		632	629
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.178% due 09/10/2047		1,409	1,425
Bear Stearns Adjustable Rate Mortgage Trust
2.602% due 11/25/2034		2,387	2,315
Bear Stearns ALT-A Trust
2.539% due 11/25/2034		125	118
Bear Stearns Commercial Mortgage Securities Trust
5.700% due 06/11/2050		6,200	6,716
Berica Residential MBS SRL
0.288% due 03/31/2048	EUR	11,640	12,345
Chase Mortgage Finance Trust
4.908% due 12/25/2037 ^		$754	731
Citigroup Mortgage Loan Trust, Inc.
0.414% due 11/25/2036		2,736	2,436
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.322% due 12/11/2049		2,590	2,729
Countrywide Alternative Loan Trust
0.504% due 09/25/2035		1,428	1,211
0.554% due 08/25/2036		60	60
Countrywide Home Loan Mortgage Pass-Through Trust
2.349% due 04/20/2035		39	39
5.500% due 03/25/2035		869	909
Deutsche ALT-A Securities, Inc.
0.314% due 07/25/2047		524	444
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		1,635	1,648
GS Mortgage Securities Trust
5.560% due 11/10/2039		2,404	2,524
GSMPS Mortgage Loan Trust
0.524% due 03/25/2035		1,725	1,518
GSR Mortgage Loan Trust
2.601% due 04/25/2035		1,240	1,240
HomeBanc Mortgage Trust
0.444% due 10/25/2035		664	593
Homestar Mortgage Acceptance Corp.
0.624% due 07/25/2034		109	109
IndyMac Mortgage Loan Trust
0.474% due 07/25/2035		811	726
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		3,394	3,587
JPMorgan Mortgage Trust
1.990% due 11/25/2033		39	39
JPMorgan Resecuritization Trust
2.623% due 09/26/2036		3,947	3,505
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035		103	100
2.199% due 05/25/2033		23	23
Morgan Stanley Capital Trust
5.686% due 04/15/2049		1,395	1,497
Morgan Stanley Re-REMIC Trust
5.500% due 08/26/2047		795	827
Mortgages PLC
1.023% due 10/31/2038	GBP	3,472	5,038
NAAC Reperforming Loan REMIC Trust Certificates
0.624% due 02/25/2035		$2,400	2,019
Nomura Asset Acceptance Corp.
0.744% due 02/25/2035		1,800	1,557
2.876% due 08/25/2035		1,156	1,132
OBP Depositor LLC Trust
4.646% due 07/15/2045		3,000	3,372

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Accredit Loans, Inc. Trust
3.049% due 03/25/2035 ^	$1,191	$1,037
3.187% due 02/25/2035 ^	1,693	1,371
5.750% due 01/25/2034	5,693	5,870
Residential Funding Mortgage Securities, Inc. Trust
3.190% due 02/25/2036 ^	1,120	1,008
Sequoia Mortgage Trust
0.843% due 05/20/2034	1,810	1,742
Structured Adjustable Rate Mortgage Loan Trust
2.514% due 03/25/2034	49	48
WaMu Mortgage Pass-Through Certificates Trust
0.614% due 07/25/2044	856	795
1.628% due 11/25/2041	377	351
Wells Fargo Mortgage-Backed Securities Trust
2.481% due 12/25/2033	58	58
2.615% due 01/25/2035	1,816	1,815

Total Mortgage-Backed Securities (Cost $75,452)		78,149

ASSET-BACKED SECURITIES 2.8%
Access Group, Inc.
1.556% due 10/27/2025	530	531
ACE Securities Corp.
0.969% due 01/25/2035	1,699	1,638
AIM Aviation Finance Ltd.
4.213% due 02/15/2040	5,070	5,083
Aircraft Certificate Owner Trust
7.001% due 09/20/2022	27,211	29,095
Ameriquest Mortgage Securities Trust
0.564% due 03/25/2036	1,280	1,095
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.624% due 07/25/2035	2,200	1,968
0.644% due 10/25/2035	1,000	974
1.044% due 07/25/2034	677	602
1.224% due 11/25/2034	1,833	1,738
Asset-Backed Securities Corp. Home Equity Loan Trust
0.814% due 07/25/2035	2,000	1,826
Bayview Financial Acquisition Trust
6.101% due 05/28/2037	99	100
Bear Stearns Asset-Backed Securities Trust
0.591% due 12/25/2035	2,000	1,690
0.911% due 01/25/2034	11	10
Countrywide Asset-Backed Certificates
0.354% due 09/25/2036	1,451	1,422
0.924% due 03/25/2034	1,253	1,204
Countrywide Asset-Backed Certificates Trust
0.774% due 08/25/2035	1,027	1,015
0.894% due 07/25/2034	1,967	1,866
Eagle Ltd.
2.570% due 12/15/2039	2,250	2,247
First Franklin Mortgage Loan Trust
0.434% due 11/25/2036	1,185	1,171
0.654% due 05/25/2035	1,000	931
0.664% due 09/25/2035	4,300	4,181
First NLC Trust
0.879% due 12/25/2035	1,731	1,607
GSAMP Trust
1.041% due 11/25/2034	1,066	982
Home Equity Asset Trust
1.224% due 07/25/2035	2,200	2,184
IXIS Real Estate Capital Trust
0.954% due 06/25/2035	1,028	1,006
Lehman XS Trust
0.971% due 10/25/2035 ^	732	685

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	109

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.394% due 08/25/2036		$1,000	$963
Morgan Stanley ABS Capital, Inc. Trust
0.484% due 12/25/2035		2,937	2,659
0.494% due 11/25/2035		2,102	2,064
Morgan Stanley Home Equity Loan Trust
0.644% due 08/25/2035		1,045	1,013
New Century Home Equity Loan Trust
0.684% due 07/25/2035		2,200	1,963
Option One Mortgage Loan Trust Asset-Backed Certificates
0.754% due 02/25/2032		1,034	983
Park Place Securities, Inc.
0.644% due 09/25/2035		4,100	3,579
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.674% due 07/25/2035		3,000	2,971
0.704% due 07/25/2035		2,200	1,939
RAAC Trust
0.514% due 08/25/2036		800	712
0.554% due 10/25/2046		196	174
0.654% due 03/25/2037		3,213	3,113
Residential Asset Mortgage Products Trust
0.424% due 08/25/2046		1,800	1,566
Residential Asset Securities Corp. Trust
0.614% due 11/25/2035		200	178
0.634% due 10/25/2035		354	332
Salomon Mortgage Loan Trust
1.074% due 11/25/2033		32	32
Saxon Asset Securities Trust
0.966% due 03/25/2035		1,820	1,660
SLM Student Loan Trust
1.756% due 04/25/2023		10,081	10,347
Springleaf Funding Trust
3.920% due 01/16/2023		2,500	2,513

Total Asset-Backed Securities (Cost $100,093)			105,612

SOVEREIGN ISSUES 3.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	2,100	1,660
Brazil Government International Bond
5.000% due 01/27/2045		$22,710	21,120
5.625% due 01/07/2041		2,600	2,659

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021	BRL	60,952	$16,946
10.000% due 01/01/2023		144	39
10.000% due 01/01/2025		215,800	57,079
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	34,912	2,516
4.000% due 11/08/2046 (c)		64,951	4,746
4.500% due 11/22/2035 (c)		68,977	5,333
4.600% due 01/23/2046		$6,075	6,257
Qatar Government International Bond
6.400% due 01/20/2040		3,000	4,085
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	75,000	416
4.500% due 07/03/2017		30,000	167

Total Sovereign Issues (Cost $152,719)			123,023

		SHARES
PREFERRED SECURITIES 1.2%

BANKING & FINANCE 0.9%
AgriBank FCB
6.875% due 01/01/2024 (d)		40,000	4,202
Ally Financial, Inc.
7.000% due 04/30/2015 (d)		17,938	18,412
8.500% due 05/15/2016 (d)		109,129	2,914
Citigroup Capital
7.875% due 10/30/2040		22,514	597
Reinsurance Group of America, Inc.
6.200% due 09/15/2042		110,000	3,177
State Street Corp.
5.900% due 03/15/2024 (d)		220,000	6,009

			35,311

UTILITIES 0.3%
DTE Energy Co.
5.250% due 12/01/2062		2,950	74
Entergy Arkansas, Inc.
4.750% due 06/01/2063		39,925	953
Entergy Texas, Inc.
5.625% due 06/01/2064		142,184	3,718
SCE Trust
5.625% due 06/15/2017 (d)		18,000	459
5.750% due 03/15/2024 (d)		207,000	5,732

			10,936

Total Preferred Securities (Cost $43,093)			46,247

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (f) 0.1%
		$3,892

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.5%
0.012% due 04/02/2015 - 06/25/2015 (b)(j)(l)	$19,220	19,220

Total Short-Term Instruments (Cost $23,111)		23,112

Total Investments in Securities (Cost $4,474,056)		4,716,858

	SHARES
INVESTMENTS IN AFFILIATES 3.7%

SHORT-TERM INSTRUMENTS 3.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.7%
PIMCO Short-Term Floating NAV Portfolio	1,071	11
PIMCO Short-Term Floating NAV Portfolio III	14,298,736	141,800

Total Short-Term Instruments (Cost $141,804)		141,811

Total Investments in Affiliates (Cost $141,804)		141,811

Total Investments 128.0% (Cost $4,615,860)		$4,858,669

Financial Derivative Instruments (h)(k) 0.1% (Cost or Premiums, net $(19,699))		2,542

Other Assets and Liabilities, net (28.1%)		(1,065,247)

Net Assets 100.0%		$3,795,964

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	09/29/2021	10/02/2014	$14,148	$14,343	0.38%
Delta Air Lines, Inc.	2.157%	09/30/2019	05/05/2014	26,837	26,639	0.70%
Delta Air Lines, Inc.	2.256%	05/09/2019	05/05/2014	7,870	7,946	0.21%
International Aircraft Leasing and Trading	3.140%	05/29/2015	05/29/2014 - 03/31/2015	14,333	14,333	0.38%
KGH Intermediate Holdco LLC	8.500%	08/07/2019	08/07/2014	3,201	3,093	0.08%
KGH Intermediate Holdco LLC	8.500%	08/08/2019	08/07/2014	1,093	1,031	0.03%

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Norwegian Air Shuttle	4.110% - 4.250%	06/24/2026	06/25/2014	$18,303	$18,654	0.49%
Norwegian Air Shuttle	5.860% - 6.110%	06/24/2021	06/25/2014	14,631	14,161	0.37%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	7,000	7,529	0.20%
Rise Ltd.	4.750%	01/31/2021	02/11/2014	7,622	7,674	0.20%

				$115,038	$115,403	3.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$3,892	Fannie Mae 2.200% due 10/17/2022	$(3,974)	$3,892	$3,892

Total Repurchase Agreements						$(3,974)	$3,892	$3,892

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.010%	03/24/2015	04/02/2015	$(69,185)	$(69,185)
	0.050%	03/27/2015	04/06/2015	(6,625)	(6,625)
	0.240%	03/05/2015	06/05/2015	(17,050)	(17,052)
	0.240%	03/06/2015	05/06/2015	(7,808)	(7,809)
DEU	(2.000%)	12/05/2014	12/04/2016	(2,828)	(2,810)
MEI	(0.350%)	08/01/2014	07/31/2016	(3,994)	(3,985)
SCX	0.050%	03/31/2015	04/07/2015	(23,521)	(23,521)
	0.160%	02/23/2015	04/07/2015	(106,812)	(106,830)
	0.160%	02/24/2015	04/07/2015	(84,821)	(84,835)
	0.160%	02/26/2015	04/27/2015	(13,923)	(13,925)
	0.180%	02/11/2015	04/13/2015	(25,927)	(25,933)
	0.200%	03/03/2015	04/17/2015	(9,337)	(9,338)
	0.200%	03/04/2015	04/17/2015	(156,180)	(156,204)
	0.210%	03/05/2015	04/20/2015	(34,198)	(34,203)
	0.210%	03/06/2015	04/23/2015	(97,345)	(97,360)
	0.220%	03/09/2015	04/09/2015	(156,262)	(156,284)

Total Reverse Repurchase Agreements					$(815,899)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.080%	03/24/2015	04/07/2015	$(1,507)	$(1,508)
	0.100%	03/13/2015	04/13/2015	(4,126)	(4,132)
	0.260%	03/13/2015	04/13/2015	(4,343)	(4,348)
BPG	0.310%	03/19/2015	04/02/2015	(12,278)	(12,281)
	0.310%	03/24/2015	04/07/2015	(25,583)	(25,596)
GSC	0.120%	03/13/2015	04/13/2015	(21,826)	(21,847)
	0.190%	03/17/2015	04/15/2015	(18,810)	(18,830)
	0.230%	03/18/2015	04/08/2015	(69,336)	(69,379)
	0.230%	03/19/2015	04/02/2015	(23,750)	(23,754)
	0.250%	03/11/2015	04/14/2015	(4,502)	(4,504)
	0.290%	03/12/2015	04/08/2015	(20,592)	(20,595)
	0.650%	03/31/2015	04/01/2015	(17,118)	(17,118)
MSC	0.230%	03/23/2015	04/07/2015	(10,419)	(10,424)
	0.260%	03/10/2015	04/09/2015	(21,181)	(21,184)
TDM	0.190%	02/25/2015	04/08/2015	(277,253)	(277,467)
	0.230%	03/11/2015	04/13/2015	(567)	(567)
	0.290%	03/12/2015	04/08/2015	(657)	(657)

Total Sale-Buyback Transactions					$(534,191)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $1,237,666 at a weighted average interest rate of 0.139%
(3)	Payable for sale-buyback transactions includes $247 of deferred price drop.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	111

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $1,374,891 and cash of $254 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BSN	$0	$(100,671)	$0	$0	$(100,671)	$100,589	$(82)
DEU	0	(2,810)	0	0	(2,810)	2,708	(102)
MEI	0	(3,985)	0	0	(3,985)	4,072	87
SCX	0	(708,433)	0	0	(708,433)	704,970	(3,463)
SSB	3,892	0	0	0	3,892	(3,974)	(82)

Master Securities Forward Transaction Agreement
BCY	0	0	(9,988)	0	(9,988)	9,821	(167)
BPG	0	0	(37,877)	0	(37,877)	37,669	(208)
GSC	0	0	(176,027)	0	(176,027)	175,124	(903)
MSC	0	0	(31,608)	0	(31,608)	31,720	112
TDM	0	0	(278,691)	0	(278,691)	278,202	(489)

Total Borrowings and Other Financing Transactions	$3,892	$(815,899)	$(534,191)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury Ultra Long-Term Bond June Futures	$120.000	05/22/2015	50	$2	$1

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Cost	Market Value
Call - EUREX EURO STOXX 50 Index	3,600.000	12/20/2019	1,068	$3,176	$5,804
Call - EUREX EURO STOXX 50 Index	3,700.000	12/20/2019	108	424	546

				$3,600	$6,350

Total Purchased Options				$3,602	$6,351

WRITTEN OPTIONS:

OPTIONS ON INDICES

Description	Strike Value	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - EUREX EURO STOXX 50 Index	2,300.000	12/20/2019	1,068	$(3,528)	$(2,271)
Put - EUREX EURO STOXX 50 Index	2,400.000	12/20/2019	108	(345)	(265)

				$(3,873)	$(2,536)

Total Written Options				$(3,873)	$(2,536)

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	625	$(92)	$0	$(24)
90-Day Eurodollar December Futures	Short	12/2016	1,098	(689)	0	(124)
90-Day Eurodollar December Futures	Short	12/2017	1,610	(1,368)	0	(161)
90-Day Eurodollar June Futures	Short	06/2015	1,302	(84)	0	(16)
90-Day Eurodollar June Futures	Short	06/2016	1,151	(580)	0	(101)
90-Day Eurodollar June Futures	Short	06/2017	916	(242)	0	(115)
90-Day Eurodollar June Futures	Short	06/2018	391	(276)	0	(39)
90-Day Eurodollar March Futures	Short	03/2016	757	(124)	0	(48)
90-Day Eurodollar March Futures	Short	03/2017	967	(644)	0	(121)
90-Day Eurodollar March Futures	Short	03/2018	623	(458)	0	(70)
90-Day Eurodollar September Futures	Short	09/2015	747	(77)	0	(19)
90-Day Eurodollar September Futures	Short	09/2016	1,100	(641)	0	(110)
90-Day Eurodollar September Futures	Short	09/2017	922	(235)	0	(104)
Call Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	66	8	1	(1)
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	66	11	4	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	696	748	218	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	70	75	20	0

Total Futures Contracts				$(4,668)	$243	$(1,053)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$104,125	$8,693	$2,374	$120	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	28,100	2,042	110	31	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	1,048,400	17,799	724	188	(4)
CDX.IG-24 5-Year Index	1.000%	06/20/2020	192,000	3,534	(46)	33	0

				$32,068	$3,162	$372	$(4)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	2.250%	03/16/2019	$	412,800	$(2,852)	$(2,515)	$0	$(397)
Receive	3-Month USD-LIBOR	1.850%	12/04/2019		56,400	(1,282)	(1,169)	0	(94)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019		164,400	(6,828)	(2,919)	0	(278)
Receive	3-Month USD-LIBOR	2.250%	06/17/2020		66,400	(2,017)	(1,369)	0	(122)
Receive	3-Month USD-LIBOR	1.960%	04/24/2023		50,700	(634)	(493)	0	(103)
Receive	3-Month USD-LIBOR	2.700%	05/21/2024		117,500	(8,375)	(7,851)	0	(247)
Receive	3-Month USD-LIBOR	2.700%	07/18/2024		140,000	(9,328)	(8,826)	0	(292)
Receive	3-Month USD-LIBOR	2.300%	02/17/2025		91,500	(2,524)	(2,076)	0	(186)
Pay	3-Month USD-LIBOR	2.900%	04/24/2043		122,000	14,787	13,987	128	0
Pay	3-Month USD-LIBOR	2.860%	05/01/2043		2,200	246	231	2	0
Receive	6-Month EUR-EURIBOR	0.950%	03/25/2025	EUR	1,200	(51)	(48)	0	(4)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		55,200	(905)	(637)	0	(197)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		7,000	(1,398)	(489)	0	(162)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025	GBP	87,700	(3,441)	578	0	(30)
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	590,000	(46)	(9)	3	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023		7,520,000	(2,769)	(3,097)	69	0
Receive	6-Month JPY-LIBOR	1.000%	09/20/2024		4,420,000	(358)	(433)	43	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	113

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MXN	219,000	$872	$(300)	$36	$0
Pay	28-Day MXN-TIIE	7.500%	06/02/2021		190,900	1,353	(157)	32	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		1,146,800	92	656	181	0
Pay	28-Day MXN-TIIE	6.750%	08/31/2021		91,000	389	(75)	14	0
Pay	28-Day MXN-TIIE	5.750%	09/30/2021		56,600	25	(112)	9	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		171,000	6	(236)	26	0
Pay	28-Day MXN-TIIE	6.750%	09/02/2022		135,700	557	(282)	18	0
Pay	28-Day MXN-TIIE	6.190%	01/03/2035		384,800	(1,228)	(1,037)	82	0

						$(25,709)	$(18,678)	$643	$(2,112)

Total Swap Agreements						$6,359	$(15,516)	$1,015	$(2,116)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $3,380 have been pledged as collateral as of March 31, 2015 for equity short sales and equity options as governed by prime brokerage agreements and agreements governing listed equity option transactions.
(j)	Securities with an aggregate market value of $48,358 and cash of $12,842 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$6,351	$243	$1,015	$7,609	$(2,536)	$(1,053)	$ (2,120)	$ (5,709)

(4)	Unsettled variation margin liability of $(4) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		GBP	28,923	$		42,936	$32	$0
	04/2015	$		1,060		CAD	1,347	4	0
	05/2015			42,928		GBP	28,923	0	(33)

BOA	04/2015		BRL	16,430	$		6,129	981	0
	04/2015		GBP	3,405			5,128	90	(13)
	04/2015	$		1,919		AUD	2,454	0	(50)
	04/2015			5,121		BRL	16,430	26	0
	04/2015			1,131		CAD	1,439	5	0
	04/2015			2,209		GBP	1,490	5	(3)
	04/2015			43,119		JPY	5,154,073	0	(145)
	05/2015		JPY	5,154,073	$		43,137	142	0
	05/2015		MXN	91,111			5,994	35	(3)
	05/2015	$		12,536		MXN	189,461	0	(139)

BPS	04/2015		BRL	6,190	$		1,945	21	(16)
	04/2015		CNY	12,773			2,062	0	(16)
	04/2015	$		21,701		AUD	27,437	0	(804)
	04/2015			1,930		BRL	6,190	10	0
	04/2015			11,524		EUR	10,875	170	0
	05/2015		AUD	27,437	$		21,658	801	0
	01/2017		BRL	12,498			4,399	1,098	0

BRC	05/2015		MXN	59,251			3,980	103	0
	05/2015	$		131		MXN	1,916	0	(5)

CBK	04/2015		AUD	29,891	$		23,218	451	0
	04/2015		CAD	10,664			8,528	109	0
	04/2015		HKD	47,630			6,141	0	(2)
	04/2015		INR	75,435			1,212	1	0
	04/2015		JPY	4,913,100			40,487	0	(478)
	04/2015	$		3,582		GBP	2,336	0	(117)
	05/2015			2,657		CAD	3,356	0	(8)
	05/2015			6,544		MXN	98,133	6	(129)

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
DUB	04/2015	$		43,854		GBP	28,273	$0	$(1,914)
	05/2015			16,144		MXN	247,651	60	0
	01/2017			4,399		BRL	12,498	0	(1,098)

FBF	07/2015		BRL	61,986	$		22,087	3,187	0

GLM	04/2015			90,923			28,343	0	(146)
	04/2015		EUR	227,747			258,994	14,109	0
	04/2015	$		28,458		BRL	90,923	31	0
	04/2015			6,295		CAD	7,878	0	(75)
	04/2015			1,933		GBP	1,280	0	(35)
	04/2015			7,871		HKD	61,034	2	0
	05/2015		BRL	90,923	$		28,223	0	(31)
	05/2015		CAD	7,878			6,292	75	0
	05/2015	$		1,545		MXN	23,354	2	(19)
	07/2015		BRL	248,384	$		90,568	14,837	0

HUS	04/2015		HKD	15,238			1,965	0	(1)
	05/2015	$		621		MXN	9,425	4	(8)

JPM	04/2015		BRL	68,303	$		23,543	2,141	0
	04/2015		EUR	46,729			50,210	0	(35)
	04/2015		MXN	52,847			3,591	130	0
	04/2015	$		21,291		BRL	68,303	110	0
	04/2015			58,970		EUR	55,345	539	0
	04/2015			41,630		JPY	5,019,800	224	0
	05/2015			231		MXN	3,408	0	(8)
	04/2016		CNY	4,214	$		622	0	(41)
	04/2016	$		710		CNY	4,214	0	(47)

MSB	04/2015		GBP	48,006	$		72,371	1,161	0
	05/2015	$		2,049		CAD	2,599	2	0

UAG	04/2015		GBP	1,051	$		1,582	23	0
	04/2015		JPY	5,260,773			44,031	167	0
	04/2015	$		228,811		EUR	208,256	0	(4,884)
	04/2015			1,203		INR	75,435	7	0
	05/2015		EUR	208,256	$		228,912	4,885	0
	05/2015	$		3,612		GBP	2,424	0	(17)
	06/2015		INR	75,435	$		1,187	0	(8)
	06/2015	$		19,382		INR	1,235,531	189	0

Total Forward Foreign Currency Contracts								$45,975	$(10,328)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015	$	747,800	$1,465	$2,686

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.128%	03/14/2016		21,200	712	512
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.200%	07/29/2016		15,800	677	12

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		26,600	2,109	74
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		9,400	549	226

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/15/2017		6,700	413	161
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		6,700	386	161

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	01/11/2016		749,700	1,628	1,789

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.260%	03/14/2016		106,500	319	477
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.128%	03/14/2016		23,150	795	559

MYC	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		142,200	335	387
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.270%	03/14/2016		96,350	293	440
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/15/2017		24,100	1,687	578

NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.950%	08/17/2017		30,300	1,896	730

								$13,264	$8,792

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC EURO STOXX 50 Index	3,631.000	12/20/2019	EUR 2,382	$8,296	$12,659

Total Purchased Options					$21,560	$21,451

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	115

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	26,500	$ (42)	$(1)

BPS	Call - OTC iTraxx Europe 22 5-Year Index	Buy	0.450%	05/20/2015	EUR	18,600	(13)	(12)

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	10,900	(16)	0
	Put - OTC CDX.IG-23 5-Year Index	Sell	0.850%	06/17/2015		17,100	(21)	(15)

GST	Put - OTC CDX.IG-24 5-Year Index	Sell	0.850%	06/17/2015		16,600	(22)	(16)

							$ (114)	$(44)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.650	05/27/2015	$46,000	$(1,459)	$(8,378)

GLM	Call - OTC USD versus BRL		2.700	06/02/2015	14,700	(443)	(2,478)
	Call - OTC USD versus INR	INR	67.000	06/02/2015	33,050	(680)	(33)

						$(2,582)	$(10,889)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$10,900	$(94)	$(6)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	7,000	(90)	(5)

DUB	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	3,000	(29)	(2)

						$(213)	$(13)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015	$	154,200	$(1,532)	$(3,707)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	5.200%	07/29/2016		60,400	(740)	(10)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	03/14/2016		50,500	(717)	(460)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		111,600	(2,098)	(184)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.920%	08/17/2017		37,500	(551)	(216)

FBF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.910%	08/15/2017		26,800	(415)	(155)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900%	08/17/2017		26,600	(386)	(157)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.760%	01/11/2016		164,500	(1,628)	(1,963)

JPM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	03/14/2016		23,150	(319)	(483)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	03/14/2016		54,850	(795)	(499)

MYC	Call - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Receive	2.910%	08/17/2015		401,100	(1,444)	(2,981)
	Put - OTC 1-Year Interest Rate Swap (Effective 08/20/2018)	3-Month USD-LIBOR	Pay	2.910%	08/17/2015		401,100	(1,444)	(169)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.950%	08/15/2017		96,700	(1,736)	(536)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		30,800	(347)	(357)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	03/14/2016		21,200	(297)	(442)

NGF	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.900%	08/17/2017		121,100	(1,907)	(712)

								$(16,356)	$(13,031)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR 2,382	$(8,296)	$(5,064)

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC American Airlines Group, Inc.	$42.000	05/15/2015	$ 52	$(101)	$(15)
	Put - OTC Delta Air Lines, Inc.	39.000	06/19/2015	56	(95)	(48)
	Put - OTC United Continental Holdings	57.500	06/19/2015	38	(131)	(63)

					$(327)	$(126)

Total Written Options					$(27,888)	$(29,167)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	1,974	$1,121,340	EUR	201,800	$(11,879)
Sales	5,072	3,151,031		475,293	(42,686)
Closing Buys	(1,068)	(268,050)		(11)	11,800
Expirations	(3,806)	(1,389,516)		(597,100)	8,013
Exercised	(996)	(646,809)		(59,000)	2,991

Balance at End of Period	1,176	$1,967,996	EUR	20,982	$(31,761)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2020	2.737%	$	14,700	$(1,223)	$69	$0	$(1,154)
	Brazil Government International Bond	1.000%	06/20/2020	2.792%		5,400	(481)	25	0	(456)
	Russia Government International Bond	1.000%	03/20/2020	4.083%		15,000	(2,456)	471	0	(1,985)
	Russia Government International Bond	1.000%	06/20/2020	4.096%		15,000	(2,262)	187	0	(2,075)

BPS	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.500%		5,900	(164)	74	0	(90)
	Petrobras International Finance Co.	1.000%	06/20/2015	6.943%		800	(5)	(5)	0	(10)
	Petrobras International Finance Co.	1.000%	06/20/2018	6.371%		10,400	(523)	(1,041)	0	(1,564)
	Petrobras International Finance Co.	1.000%	09/20/2019	6.167%		6,800	(385)	(906)	0	(1,291)

BRC	Berkshire Hathaway, Inc.	1.000%	12/20/2019	0.555%		2,800	57	1	58	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.010%		5,000	(146)	144	0	(2)
	D.R. Horton, Inc.	1.000%	09/20/2021	1.815%		1,000	(68)	20	0	(48)
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2019	2.053%		3,700	(87)	(67)	0	(154)
	Italy Government International Bond	1.000%	06/20/2020	0.956%		10,000	(12)	37	25	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		2,000	(7)	4	0	(3)
	Petrobras International Finance Co.	1.000%	06/20/2018	6.371%		14,000	(635)	(1,471)	0	(2,106)
	Russia Government International Bond	1.000%	03/20/2020	4.083%		12,200	(1,998)	383	0	(1,615)
	Shell International Finance BV	1.000%	03/20/2021	0.600%	EUR	8,000	161	45	206	0
	SoftBank Corp.	1.000%	12/20/2017	0.941%	JPY	20,000	(22)	22	0	0

CBK	Forest Oil Corp.	5.000%	06/20/2015	168.041%	$	5,000	135	(1,827)	0	(1,692)
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		14,950	92	(111)	0	(19)

DUB	Brazil Government International Bond	1.000%	06/20/2018	2.333%		2,350	(34)	(62)	0	(96)
	Brazil Government International Bond	1.000%	06/20/2020	2.792%		10,800	(974)	62	0	(912)
	MetLife, Inc.	1.000%	12/20/2018	0.522%		21,100	98	278	376	0
	MetLife, Inc.	1.000%	09/20/2021	0.941%		18,000	132	(61)	71	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		19,150	145	(169)	0	(24)
	Pacific Gas & Electric Co.	1.000%	06/20/2021	0.826%		2,000	(88)	109	21	0
	Petrobras International Finance Co.	1.000%	06/20/2015	6.943%		19,600	(54)	(199)	0	(253)

FBF	American Airlines Group, Inc.	5.000%	12/20/2015	1.779%		2,550	52	12	64	0
	American Airlines Group, Inc.	5.000%	12/20/2016	2.326%		1,700	36	44	80	0
	AT&T, Inc.	1.000%	03/20/2023	0.946%		13,400	(360)	418	58	0
	Brazil Government International Bond	1.000%	12/20/2018	2.446%		1,000	(45)	(6)	0	(51)
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		500	2	(3)	0	(1)
	Telefonica Emisiones S.A.U.	1.000%	06/20/2021	0.854%	EUR	12,000	(661)	779	118	0

GST	Brazil Government International Bond	1.000%	03/20/2020	2.737%	$	1,200	(102)	8	0	(94)
	Chesapeake Energy Corp.	5.000%	03/20/2020	3.847%		6,925	380	(25)	355	0
	D.R. Horton, Inc.	1.000%	12/20/2020	1.596%		10,000	(1,015)	700	0	(315)
	Enbridge, Inc.	1.000%	09/20/2017	0.985%		15,000	258	(247)	11	0
	Energy Transfer Partners LP	1.000%	03/20/2020	1.527%		1,100	(53)	26	0	(27)
	Forest Oil Corp.	5.000%	06/20/2018	132.165%		7,650	(277)	(5,939)	0	(6,216)
	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR	2,000	(86)	(285)	0	(371)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	117

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Italy Government International Bond	1.000%	06/20/2020	0.956%	$	21,800	$(32)	$87	$55	$0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		1,400	(3)	2	0	(1)
	Petrobras International Finance Co.	1.000%	06/20/2018	6.371%		5,000	(207)	(545)	0	(752)
	Russia Government International Bond	1.000%	06/20/2020	4.096%		4,000	(635)	82	0	(553)
	SoftBank Corp.	1.000%	12/20/2017	0.941%	JPY	40,000	(44)	45	1	0
	Sprint Communications, Inc.	5.000%	09/20/2019	3.589%	$	1,000	93	(34)	59	0

HUS	Petrobras International Finance Co.	1.000%	06/20/2019	6.199%		2,700	(196)	(297)	0	(493)

JPM	Citigroup, Inc.	1.000%	12/20/2018	0.558%		18,500	117	189	306	0
	Forest Oil Corp.	5.000%	06/20/2017	138.918%		4,700	(106)	(3,679)	0	(3,785)
	Italy Government International Bond	1.000%	06/20/2020	0.956%		2,000	(2)	7	5	0
	Masco Corp.	5.000%	09/20/2020	1.197%		7,000	993	401	1,394	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		6,500	25	(33)	0	(8)
	Russia Government International Bond	1.000%	06/20/2020	4.096%		1,700	(233)	(2)	0	(235)
	SoftBank Corp.	1.000%	12/20/2017	0.941%	JPY	30,000	(32)	32	0	0

MYC	Brazil Government International Bond	1.000%	12/20/2018	2.446%	$	2,700	(142)	5	0	(137)
	Chesapeake Energy Corp.	5.000%	03/20/2020	3.847%		12,350	659	(26)	633	0
	Entergy Corp.	1.000%	03/20/2021	0.804%		2,500	(271)	300	29	0
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	09/20/2017	1.175%		2,000	(36)	28	0	(8)
	Freeport-McMoRan Copper & Gold, Inc.	1.000%	06/20/2018	1.500%		300	(8)	4	0	(4)
	Greece Government International Bond	1.000%	06/20/2015	43.611%	EUR	20,650	(959)	(999)	0	(1,958)
	Italy Government International Bond	1.000%	06/20/2019	0.859%	$	18,200	12	99	111	0
	Italy Government International Bond	1.000%	06/20/2020	0.956%		5,000	(9)	21	12	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		22,600	138	(166)	0	(28)

							$(13,553)	$(12,985)	$4,048	$(30,586)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	iTraxx Japan 23 5-Year Index	1.000%	06/20/2020	JPY 100,000	$18	$1	$19	$0

BPS	iTraxx Japan 22 5-Year Index	1.000%	12/20/2019	29,000	3	2	5	0
	iTraxx Japan 23 5-Year Index	1.000%	06/20/2020	15,000	3	0	3	0

BRC	iTraxx Japan 23 5-Year Index	1.000%	06/20/2020	13,000	2	0	2	0

CBK	MCDX-23 5-Year Index	1.000%	12/20/2019	$ 32,000	249	(101)	148	0

DUB	iTraxx Japan 23 5-Year Index	1.000%	06/20/2020	JPY 13,000	2	0	2	0

GST	MCDX-23 5-Year Index	1.000%	12/20/2019	$ 20,400	148	(54)	94	0

MYC	MCDX-23 5-Year Index	1.000%	12/20/2019	3,000	21	(7)	14	0

					$446	$(159)	$287	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	2,900	$ (6)	$0	$0	$(6)
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019		3,900	(1)	(60)	0	(61)
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019		3,000	0	(34)	0	(34)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019		4,350	22	(10)	12	0

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019		EUR	11,900	$(19)	$(166)	$0	$(185)
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019			22,000	(49)	(197)	0	(246)
	Pay	3-Month EUR-EXT-CPI Index	0.850%	12/15/2019			1,400	0	(4)	0	(4)

CBK	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/22/2019			3,300	(12)	(25)	0	(37)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/15/2019			2,900	13	(5)	8	0
	Pay	3-Month EUR-EXT-CPI Index	1.110%	03/10/2021			1,800	0	(7)	0	(7)

DUB	Pay	3-Month EUR-EXT-CPI Index	0.600%	12/15/2018			1,400	(1)	5	4	0
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019			3,300	2	(54)	0	(52)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/15/2019			5,700	6	9	15	0

GLM	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019			7,800	29	(150)	0	(121)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	10/15/2019			12,200	(28)	(40)	0	(68)
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019			12,500	(13)	(127)	0	(140)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	11/15/2019			28,350	9	(140)	0	(131)
	Pay	3-Month EUR-EXT-CPI Index	1.110%	03/10/2021			1,800	0	(7)	0	(7)

HUS	Pay	28-Day MXN-TIIE	6.750%	09/02/2022		MXN	41,800	46	135	181	0

MYC	Pay	3-Month EUR-EXT-CPI Index	0.350%	12/15/2017		EUR	1,600	0	6	6	0
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019			1,400	1	(8)	0	(7)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019			1,600	4	(3)	1	0
	Pay	3-Month USD-CPURNSA Index	1.533%	11/07/2016	$		6,900	0	(142)	0	(142)

UAG	Pay	3-Month EUR-EXT-CPI Index	0.600%	12/15/2018		EUR	1,450	1	3	4	0
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019			4,050	1	(22)	0	(21)
	Pay	3-Month EUR-EXT-CPI Index	0.800%	12/10/2019			2,900	2	(2)	0	0

								$7	$(1,045)	$231	$(1,269)

Total Swap Agreements								$(13,100)	$(14,189)	$4,566	$(31,855)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(l)	Securities with an aggregate market value of $35,557 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
AZD	$36	$0	$0	$36	$(33)	$0	$0	$(33)	$3	$0	$3
BOA	1,284	2,686	31	4,001	(353)	(12,086)	(5,771)	(18,210)	(14,209)	14,841	632
BPS	2,100	0	8	2,108	(836)	(12)	(3,390)	(4,238)	(2,130)	243	(1,887)
BRC	103	0	291	394	(5)	(15)	(3,928)	(3,948)	(3,554)	3,736	182
CBK	567	524	156	1,247	(735)	(481)	(1,755)	(2,971)	(1,724)	1,951	227
DUB	60	12,959	489	13,508	(3,012)	(5,592)	(1,337)	(9,941)	3,567	(3,880)	(313)
FBF	3,187	322	320	3,829	0	(312)	(52)	(364)	3,465	(3,770)	(305)
GLM	29,056	1,789	0	30,845	(306)	(4,474)	(467)	(5,247)	25,598	(24,540)	1,058
GST	0	0	575	575	0	(16)	(8,329)	(8,345)	(7,770)	7,934	164
HUS	4	0	181	185	(9)	0	(493)	(502)	(317)	448	131
JPM	3,144	1,036	1,705	5,885	(130)	(982)	(4,028)	(5,140)	745	(1,520)	(775)
MSB	1,163	0	0	1,163	0	0	0	0	1,163	(1,130)	33
MYC	0	1,405	806	2,211	0	(4,485)	(2,284)	(6,769)	(4,558)	4,648	90
NGF	0	730	0	730	0	(712)	0	(712)	18	(37)	(19)
UAG	5,271	0	4	5,275	(4,909)	0	(21)	(4,930)	345	1,387	1,732

Total Over the Counter	$45,975	$21,451	$4,566	$71,992	$(10,328)	$(29,167)	$(31,855)	$(71,350)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	119

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$6,350	$0	$1	$6,351
Futures	0	0	0	0	243	243
Swap Agreements	0	372	0	0	643	1,015

	$0	$372	$6,350	$0	$887	$7,609

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$45,975	$0	$45,975
Purchased Options	0	0	12,658	0	8,793	21,451
Swap Agreements	0	4,335	0	0	231	4,566

	$0	$4,335	$12,658	$45,975	$9,024	$71,992

	$0	$4,707	$19,008	$45,975	$9,911	$79,601

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$2,536	$0	$0	$2,536
Futures	0	0	0	0	1,053	1,053
Swap Agreements	0	5	0	0	2,115	2,120

	$0	$5	$2,536	$0	$3,168	$5,709

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,328	$0	$10,328
Written Options	0	43	5,191	10,889	13,044	29,167
Swap Agreements	0	30,588	0	0	1,267	31,855

	$0	$30,631	$5,191	$21,217	$14,311	$71,350

	$0	$30,636	$7,727	$21,217	$17,479	$77,059

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(37)	$(37)
Written Options	0	0	0	0	1,585	1,585
Futures	0	0	558	0	10,663	11,221
Swap Agreements	0	49,731	0	0	(25,084)	24,647

	$0	$49,731	$558	$0	$(12,873)	$37,416

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$77,048	$0	$77,048
Purchased Options	0	(80)	(732)	0	(4,552)	(5,364)
Written Options	0	2,276	716	813	7,349	11,154
Swap Agreements	0	40,038	0	0	5,934	45,972

	$0	$42,234	$(16)	$77,861	$8,731	$128,810

	$0	$91,965	$542	$77,861	$(4,142)	$166,226

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$2,750	$0	$0	$2,750
Written Options	0	0	1,338	0	(166)	1,172
Futures	0	0	0	0	(5,405)	(5,405)
Swap Agreements	0	(8,102)	0	0	(17,533)	(25,635)

	$0	$(8,102)	$4,088	$0	$(23,104)	$(27,118)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38,772	$0	$38,772
Purchased Options	0	13	4,363	0	(3,261)	1,115
Written Options	0	(715)	3,432	(8,884)	2,301	(3,866)
Swap Agreements	0	(39,470)	0	0	(409)	(39,879)

	$0	$(40,172)	$7,795	$29,888	$(1,369)	$(3,858)

	$0	$(48,274)	$11,883	$29,888	$(24,473)	$(30,976)

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$223,347	$112,177	$335,524
Corporate Bonds & Notes
Banking & Finance	0	830,095	32,669	862,764
Industrials	0	910,810	16,482	927,292
Utilities	0	438,607	7,091	445,698
Municipal Bonds & Notes
California	0	146,566	0	146,566
Florida	0	4,638	0	4,638
Georgia	0	13,446	0	13,446
Illinois	0	2,449	0	2,449
Indiana	0	3,686	0	3,686
New Jersey	0	5,619	0	5,619
New York	0	43,585	0	43,585
Ohio	0	25,327	0	25,327
Pennsylvania	0	18,972	0	18,972
Tennessee	0	7,264	0	7,264
Texas	0	25,969	0	25,969
Washington	0	1,450	0	1,450
U.S. Treasury Obligations	0	1,470,466	0	1,470,466
Mortgage-Backed Securities	0	78,149	0	78,149
Asset-Backed Securities	0	66,674	38,938	105,612
Sovereign Issues	0	123,023	0	123,023
Preferred Securities
Banking & Finance	3,774	31,537	0	35,311
Utilities	4,671	6,265	0	10,936

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short-Term Instruments
Repurchase Agreements	$0	$3,892	$0	$3,892
U.S. Treasury Bills	0	19,220	0	19,220
	$8,445	$4,501,056	$207,357	$4,716,858

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$141,811	$0	$0	$141,811

Total Investments	$150,256	$4,501,056	$207,357	$4,858,669

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	243	7,366	0	7,609
Over the counter	0	71,992	0	71,992
	$243	$79,358	$0	$79,601

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,052)	(4,653)	0	(5,705)
Over the counter	0	(71,350)	0	(71,350)
	$(1,052)	$(76,003)	$0	$(77,055)

Totals	$149,447	$4,504,411	$207,357	$4,861,215

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$0	$128,416	$(16,430)	$0	$76	$115	$0	$0	$112,177	$115
Corporate Bonds & Notes
Banking & Finance	13,317	21,753	(334)	31	12	960	0	(3,070)	32,669	981
Industrials	70,192	6,358	(58,151)	(63)	3,212	(5,066)	0	0	16,482	(1,886)
Utilities	1,715	0	(73)	0	0	195	5,254	0	7,091	190
Asset-Backed Securities	44,733	(661)	(6,620)	(5)	(18)	1,509	0	0	38,938	1,626

	$129,957	$155,866	$(81,608)	$(37)	$3,282	$(2,287)	$5,254	$(3,070)	$207,357	$1,026

Financial Derivative Instruments - Liabilities
Over the counter	$(19)	$0	$0	$0	$0	$7	$0	$12	$0	$0

Totals	$129,938	$155,866	$(81,608)	$(37)	$3,282	$(2,280)	$5,254	$(3,058)	$207,357	$1,026

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	121

Schedule of Investments PIMCO Long-Term Credit Fund (Cont.)

March 31, 2015

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$109,181	Benchmark Pricing	Base Price	99.30-101.38
	2,996	Third Party Vendor	Broker Quote	100.13
Corporate Bonds & Notes
Banking & Finance	32,669	Benchmark Pricing	Base Price	100.00-102.75
Industrials	2,892	Indicative Market Quotation	Broker Quote	72.00
	13,590	Third Party Vendor	Broker Quote	104.75-118.25
Utilities	1,837	Benchmark Pricing	Base Price	104.61
	5,254	Third Party Vendor	Broker Quote	106.90
Asset-Backed Securities	31,608	Benchmark Pricing	Base Price	100.54-106.00
	7,330	Third Party Vendor	Broker Quote	99.88-100.26

Total	$207,357

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Senior Floating Rate Fund

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.9%

BANK LOAN OBLIGATIONS 87.5%
ABC Supply Co., Inc.
3.500% due 04/16/2020	$13,727	$13,697
Acadia Healthcare Company, Inc.
4.250% due 02/11/2022	2,843	2,875
Advantage Sales & Marketing, Inc.
4.250% due 07/25/2021	2,104	2,106
Air Medical Group Holdings, Inc.
5.000% due 06/30/2018	15,613	15,642
Albertson’s Holdings LLC
4.500% - 5.500% due 08/25/2021	12,400	12,517
5.000% due 08/25/2019	6,475	6,524
5.375% due 03/21/2019	11,119	11,201
Alliant Holdings LLC
5.000% due 12/20/2019	2,445	2,448
Allison Transmission, Inc.
3.500% due 08/23/2019	13,285	13,308
Allnex (Luxembourg) & Cy S.C.A.
4.500% due 10/03/2019	9,544	9,579
Altice Financing S.A.
5.250% due 02/04/2022	2,930	2,964
Amaya Holdings BV
5.000% due 08/01/2021	7,935	7,872
8.000% due 08/01/2022	3,123	3,127
American Renal Holdings, Inc.
4.500% due 09/22/2019	11,499	11,514
Amsurg Corp.
3.750% due 07/16/2021	2,134	2,142
AmWins Group LLC
5.250% due 09/06/2019	8,006	8,071
Ancestry.com, Inc.
4.000% due 05/15/2018	3,795	3,779
4.500% due 12/28/2018	5,219	5,223
AP NMT Acquisition BV
6.750% due 08/13/2021	7,069	7,043
Apex Tool Group, LLC
4.500% due 02/01/2020	10,696	10,519
ARAMARK Corp.
0.021% - 3.650% due 07/26/2016	93	92
3.250% due 09/07/2019	4,049	4,064
Arch Coal, Inc.
6.250% due 05/16/2018	5,643	4,380
Ardagh Holdings USA, Inc.
4.000% due 12/17/2019	8,118	8,155
Ardent Medical Services, Inc.
6.750% due 07/02/2018	9,052	9,099
ARG IH Corp.
4.750% due 11/15/2020	2,963	2,976
Asurion LLC
4.250% due 07/08/2020	5,721	5,714
5.000% due 05/24/2019	13,694	13,758
8.500% due 03/03/2021	3,900	3,927
Atlantic Aviation FBO, Inc.
3.250% due 05/31/2020	3,444	3,436
Atrium Innovations, Inc.
4.250% due 02/13/2021	4,789	4,711
7.750% due 08/13/2021	1,825	1,697
Auris Luxembourg SARL
5.500% due 01/17/2022	4,600	4,652
Avago Technologies Cayman Ltd.
3.750% due 05/06/2021	16,091	16,144
Avaya, Inc.
4.676% due 10/26/2017	1,974	1,947
6.500% due 03/30/2018	6,794	6,788
AVSC Holdings Corp.
4.500% due 01/24/2021	4,678	4,678

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	$17,400	$17,444
Axalta Coating Systems U.S. Holdings, Inc.
3.750% due 02/01/2020	6,996	6,964
Axiall Holdco, Inc.
4.000% due 02/25/2022	3,491	3,515
B/E Aerospace, Inc.
4.000% due 12/16/2021	16,434	16,588
Berlin Packaging LLC
4.500% due 10/01/2021	3,184	3,197
Berry Plastics Holding Corp.
3.500% due 02/08/2020	4,652	4,646
3.750% due 01/06/2021	2,350	2,354
Biomet, Inc.
3.674% due 07/25/2017	26,333	26,331
BJ’s Wholesale Club, Inc.
4.500% due 09/26/2019	18,358	18,394
8.500% due 03/26/2020	3,980	3,985
BMC Software Finance, Inc.
5.000% due 09/10/2020	17,881	17,475
Boyd Gaming Corp.
4.000% due 08/14/2020	6,955	6,975
Brand Energy & Infrastructure Services, Inc.
4.750% due 11/26/2020	10,080	9,836
Brickman Group Ltd. LLC
4.000% - 5.250% due 12/18/2020	5,678	5,655
7.500% due 12/18/2021	3,550	3,568
Burger King Worldwide, Inc.
4.500% due 12/12/2021	27,827	28,138
Cable & Wireless Communications
5.500% due 04/28/2017	5,786	5,801
6.500% due 11/06/2016	3,450	3,459
Cactus Wellhead LLC
7.000% due 07/31/2020	746	485
Calpine Construction Finance Co. LP
3.000% due 05/03/2020	7,566	7,477
Calpine Corp.
4.000% due 04/01/2018	4,043	4,059
4.000% due 10/09/2019	3,020	3,032
4.000% due 10/30/2020	3,209	3,219
Carros Finance Luxembourg SARL
4.500% due 09/30/2021	2,984	2,995
Catalent Pharma Solutions, Inc.
4.250% due 05/20/2021	11,236	11,299
CD&R Millennium Holdco SARL
4.500% due 07/31/2021	2,358	2,352
CDRH Parent, Inc.
5.250% due 07/01/2021	3,160	3,176
Charter Communications Operating LLC
3.000% due 07/01/2020	3,544	3,537
3.000% due 01/04/2021	5,907	5,892
4.250% due 09/12/2021	15,400	15,543
Chrysler Group LLC
3.250% due 12/31/2018	16,100	16,097
3.500% due 05/24/2017	13,671	13,680
CityCenter Holdings LLC
4.250% due 10/16/2020	12,981	13,048
Clear Channel Communications, Inc.
6.928% due 01/30/2019	5,050	4,815
CNO Financial Group, Inc.
3.000% due 09/28/2016	984	985
3.750% due 09/28/2018	7,381	7,404
Commercial Barge Line Co.
7.500% due 09/20/2019	10,669	10,696
CommScope, Inc.
3.250% due 01/14/2018	10,710	10,712

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Community Health Systems, Inc.
2.511% due 01/22/2019		$4,024	$3,948
3.428% due 12/31/2018		8,457	8,469
4.250% due 01/27/2021		24,478	24,626
Consolidated Container Company LLC
5.000% due 07/03/2019		6,803	6,756
Convatec, Inc.
4.000% due 12/22/2016		5,910	5,936
Covis Pharma Holdings SARL
6.000% due 04/24/2019		6,126	6,122
CPG International, Inc.
4.750% due 09/30/2020		10,611	10,470
Crosby U.S. Acquisition Corp.
3.750% due 11/23/2020		5,335	4,948
7.000% due 11/22/2021		7,250	6,452
Crown Castle International Corp.
3.000% due 01/31/2019		10,050	10,070
Crown Castle Operating Co.
3.000% due 01/31/2021		1,617	1,615
CSC Holdings, Inc.
2.678% due 04/17/2020		6,212	6,191
Cumulus Media Holdings, Inc.
4.250% due 12/19/2020		10,517	10,354
Darling International, Inc.
3.250% due 01/03/2021		7,967	7,959
Davita Healthcare Partners, Inc.
3.500% due 06/24/2021		14,243	14,295
Dealer Tire LLC
5.500% due 12/22/2021		1,995	2,010
Dealertrack Technologies, Inc.
3.250% due 02/24/2021		4,818	4,804
Dell, Inc.
3.750% due 10/29/2018		15,718	15,775
4.500% due 04/29/2020		24,277	24,456
Delos Finance SARL
3.500% due 03/06/2021		16,650	16,696
Delta SARL
4.750% due 07/31/2021		11,963	11,905
7.750% due 07/31/2022		1,716	1,707
Deutsche Raststatten Gruppe GmbH
3.521% due 12/10/2019	EUR	1,400	1,512
Diamond Resorts Corp.
5.500% due 05/09/2021		$4,677	4,706
Diamond U.S. Holding LLC
4.750% due 12/17/2021		3,242	3,236
DJO Finance LLC
4.250% due 09/15/2017		3,852	3,864
Dole Food Co., Inc.
3.250% - 4.500% due 11/01/2018		5,725	5,729
Dollar Tree, Inc.
4.250% due 03/09/2022		11,000	11,129
Doosan Infracore International, Inc.
4.500% due 05/27/2021		13,108	13,272
Dynegy Holdings, Inc.
4.000% due 04/23/2020		3,683	3,694
Endo Luxembourg Finance Co. SARL
3.250% due 03/01/2021		1,077	1,079
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		25,647	25,786
Envision Healthcare Corp.
4.000% due 05/25/2018		5,592	5,617
EP Energy LLC
3.500% due 05/24/2018		4,967	4,801
4.500% due 04/30/2019		2,500	2,398
ESH Hospitality, Inc.
5.000% due 06/24/2019		4,837	4,886

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	123

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Essar Steel Algoma, Inc.
7.500% - 8.750% due 08/09/2019		$1,567	$1,506
Expro Finservice SARL
5.750% due 09/02/2021		4,527	3,882
First Data Corp.
3.674% due 03/24/2017		17,942	17,956
3.674% due 03/24/2018		2,325	2,327
Freescale Semiconductor, Inc.
4.250% due 03/01/2020		12,333	12,375
5.000% due 01/15/2021		246	248
Gardner Denver, Inc.
4.250% due 07/30/2020		14,522	13,812
Gates Global, Inc.
4.250% due 07/03/2021		16,766	16,723
GCI Holdings, Inc.
4.750% due 02/02/2022		6,500	6,532
Generac Power Systems, Inc.
3.250% due 05/31/2020		6,581	6,575
General Nutrition Centers, Inc.
3.250% due 03/04/2019		3,806	3,784
Genesys Telecom Holdings U.S., Inc.
4.500% due 11/13/2020		790	794
Getty Images, Inc.
4.750% due 10/18/2019		15,184	12,841
GFA Brands, Inc.
4.500% due 07/09/2020		8,435	8,467
Global Cash Access, Inc.
6.250% due 12/18/2020		2,488	2,476
Goodyear Tire & Rubber Co.
4.750% due 04/30/2019		2,500	2,525
Granite Acquisition, Inc.
5.000% due 12/19/2021		2,095	2,122
Gray Television, Inc.
3.750% due 06/13/2021		3,238	3,240
Grifols Worldwide Operations USA, Inc.
3.178% due 02/27/2021		4,611	4,612
H.J. Heinz Co.
3.250% due 06/05/2020		20,448	20,488
HCA, Inc.
2.678% due 05/02/2016		4,616	4,616
2.928% due 03/31/2017		8,264	8,277
3.025% due 05/01/2018		10,525	10,543
HD Supply, Inc.
4.000% due 06/28/2018		21,938	22,004
Headwaters, Inc.
TBD% due 03/24/2022		3,185	3,203
Hearthside Group Holdings LLC
4.500% due 06/02/2021		2,728	2,737
Hertz Corp.
4.000% due 03/11/2018		3,057	3,060
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		23,832	23,889
Hologic, Inc.
3.250% due 08/01/2019		2,928	2,934
Hub International Ltd.
4.000% due 10/02/2020		10,146	10,078
Huntsman International LLC
3.750% due 08/12/2021		4,589	4,620
Iasis Healthcare LLC
4.500% due 05/03/2018		5,176	5,194
Iglo Foods Group Ltd.
5.253% due 06/30/2020	GBP	540	805
Ikaria, Inc.
5.000% due 02/12/2021		$16,278	16,319
8.750% due 02/12/2022		1,000	1,012

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Immucor, Inc.
5.000% due 08/17/2018	$8,656	$8,702
IMS Health, Inc.
3.500% due 03/17/2021	7,856	7,847
Ineos U.S. Finance LLC
TBD% due 03/31/2022	7,350	7,364
3.750% due 05/04/2018	1,317	1,311
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019	20,294	20,241
Interactive Data Corp.
4.750% due 05/02/2021	10,379	10,442
ION Media Networks, Inc.
4.750% due 12/18/2020	1,796	1,803
J. Crew Group, Inc.
4.000% due 03/05/2021	11,304	10,518
Jazz Pharmaceuticals, Inc.
3.250% due 06/12/2018	160	161
KAR Auction Services, Inc.
3.500% due 03/07/2021	1,931	1,930
Kinetic Concepts, Inc.
4.000% due 11/04/2016	2,885	2,887
4.500% due 05/04/2018	18,063	18,134
Kronos Worldwide, Inc.
4.750% due 02/18/2020	3,362	3,381
Kronos, Inc.
4.500% due 10/30/2019	12,516	12,557
9.750% due 04/30/2020	3,014	3,097
La Quinta Intermediate Holdings LLC
4.000% due 04/14/2021	11,326	11,377
Las Vegas Sands LLC
3.250% due 12/18/2020	12,494	12,495
Level 3 Financing, Inc.
4.000% due 01/15/2020	9,400	9,433
4.500% due 01/31/2022	2,800	2,818
Live Nation Entertainment, Inc.
3.500% due 08/17/2020	10,901	10,876
LTS Buyer LLC
4.000% due 04/11/2020	10,313	10,291
MacDermid, Inc.
4.750% due 06/07/2020	2,993	3,016
Mallinckrodt International Finance S.A.
3.250% due 03/19/2021	11,000	10,987
Maxim Crane Works LP
10.250% due 11/26/2018	20,777	20,466
MCC Iowa LLC
3.750% due 06/30/2021	2,099	2,086
McJunkin Red Man Corp.
5.000% due 11/09/2019	4,925	4,760
Media General, Inc.
4.250% due 07/31/2020	3,869	3,889
Mediacom Illinois LLC
3.150% due 10/23/2017	6	6
MGM Resorts International
3.500% due 12/20/2019	15,314	15,287
Michaels Stores, Inc.
3.750% due 01/28/2020	9,291	9,299
Midas Intermediate Holdco LLC
4.750% due 08/18/2021	1,418	1,428
Millennium Laboratories, Inc.
5.250% due 04/15/2021	9,228	9,312
Minerals Technologies, Inc.
4.000% due 05/07/2021	4,091	4,119
MPG Holdco I, Inc.
4.250% due 10/20/2021	3,489	3,511
MPH Acquisition Holdings LLC
3.750% due 03/31/2021	6,700	6,690

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mueller Water Products, Inc.
4.000% due 11/25/2021	$6,384	$6,422
Multi Packaging Solutions, Inc.
4.250% due 09/30/2020	9,052	9,026
National Financial Partners Corp.
4.500% due 07/01/2020	17,536	17,523
NBTY, Inc.
3.500% due 10/01/2017	8,098	8,005
Neiman Marcus Group, Inc.
4.250% due 10/25/2020	11,033	11,008
New Albertson’s, Inc.
4.750% due 06/27/2021	4,400	4,417
NGPL PipeCo LLC
6.750% due 09/15/2017	15,551	14,905
North American Lifting Holdings, Inc.
5.500% due 11/27/2020	4,314	4,166
Norwegian Cruise Line Holdings Ltd.
4.000% due 10/19/2021	2,494	2,519
Novelis, Inc.
3.750% due 03/10/2017	4,678	4,681
NRG Energy, Inc.
2.750% due 07/02/2018	726	724
Numericable U.S. LLC
4.500% due 05/21/2020	27,619	27,736
Onex Wizard U.S. Acquisition, Inc.
TBD% due 03/13/2022	6,100	6,168
Orion Engineered Carbons GmbH
5.000% due 07/25/2021	1,989	2,001
Ortho-Clinical Diagnostics, Inc.
4.750% due 06/30/2021	18,854	18,711
Par Pharmaceutical Companies, Inc.
4.000% due 09/30/2019	8,287	8,287
4.250% due 09/30/2019	574	576
Party City Holdings, Inc.
4.000% - 5.250% due 07/27/2019	3,832	3,830
Penn National Gaming, Inc.
3.250% due 10/30/2020	1,465	1,464
Performance Food Group Co.
6.250% due 11/14/2019	3,142	3,155
Petco Animal Supplies, Inc.
4.000% due 11/24/2017	8,314	8,326
PetSmart, Inc.
5.000% due 03/11/2022	16,595	16,736
Pharmaceutical Product Development LLC
4.000% due 12/05/2018	7,742	7,753
PharMEDium Healthcare Corp.
4.250% due 01/28/2021	1,986	1,977
7.750% due 01/28/2022	1,775	1,776
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020	3,727	3,732
Pinnacle Foods Finance LLC
3.000% due 04/29/2020	10,595	10,568
Playa Resorts Holding BV
4.000% due 08/09/2019	6,171	6,165
Ply Gem Industries, Inc.
4.000% due 02/01/2021	3,960	3,930
PODS LLC
5.250% due 02/02/2022	2,100	2,117
Polarpak, Inc.
4.500% - 5.500% due 05/30/2020	4,679	4,662
Post Holdings, Inc.
3.750% due 06/02/2021	7,602	7,632
PQ Corp.
4.000% due 08/07/2017	1,536	1,532
PRA Holdings, Inc.
4.500% due 09/23/2020	13,116	13,143

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prestige Brands, Inc.
4.500% due 09/03/2021	$4,583	$4,607
Quebecor Media, Inc.
3.250% due 08/17/2020	7,648	7,565
Quintiles Transnational Corp.
3.750% due 06/08/2018	9,683	9,710
Realogy Corp.
0.018% - 4.400% due 10/10/2016	195	193
3.750% due 03/05/2020	7,773	7,777
Rexnord LLC
4.000% due 08/21/2020	7,312	7,324
Reynolds Group Holdings, Inc.
4.500% due 12/01/2018	16,229	16,311
Riverbed Technology, Inc.
TBD% due 02/19/2022	6,000	6,059
Roofing Supply Group LLC
5.000% due 05/31/2019	8,709	8,603
RPI Finance Trust
3.250% due 05/09/2018	3,000	3,011
3.250% due 11/09/2018	1,168	1,172
3.500% due 11/09/2020	9,726	9,799
Sabine Oil & Gas LLC
8.750% due 12/31/2018	14,675	7,117
Sage Products Holdings LLC
5.000% due 12/13/2019	11,221	11,354
9.250% due 06/13/2020	3,875	3,921
Salix Pharmaceuticals Ltd.
5.500% due 01/02/2020	8,617	8,627
SBA Senior Finance LLC
3.250% due 03/24/2021	11,153	11,110
Scientific Games International, Inc.
6.000% due 10/18/2020	6,079	6,101
6.000% due 10/01/2021	6,060	6,082
Seadrill Partners Finco LLC
4.000% due 02/21/2021	16,164	12,886
Sensata Technologies BV
3.500% due 10/14/2021	4,328	4,358
Sequa Corp.
5.250% due 06/19/2017	10,975	10,265
Serta Simmons Holdings LLC
4.250% due 10/01/2019	8,907	8,936
ServiceMaster Co.
4.250% due 07/01/2021	13,415	13,451
Shield Finance Co. SARL
5.000% due 01/27/2021	4,034	4,055
Ship US Bidco, Inc.
4.500% due 11/30/2019	2,469	2,476
4.750% due 11/29/2019	4,310	4,337
Signode Industrial Group US, Inc.
3.750% due 05/01/2021	11,315	11,251
Smart & Final Stores LLC
4.750% due 11/15/2019	6,373	6,410
Southcross Energy Partners LP
5.250% due 08/04/2021	1,538	1,506
Southcross Holdings Borrower LP
6.000% due 08/04/2021	2,233	2,127
Spectrum Brands, Inc.
3.000% due 09/04/2017	4,574	4,580
3.500% due 09/04/2019	5,883	5,893
Station Casinos LLC
4.250% due 03/02/2020	12,680	12,729
STHI Holding Corp.
4.500% due 08/06/2021	1,045	1,045
Styrolution U.S. Holdings LLC
6.500% due 11/07/2019	2,743	2,757
Sun Products Corp.
5.500% due 03/23/2020	10,874	10,517

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SunGard Data Systems, Inc.
4.000% due 03/08/2020	$8,658	$8,688
SuperValu, Inc.
4.500% due 03/21/2019	1,745	1,752
Surgery Center Holdings, Inc.
5.250% due 11/03/2020	1,446	1,450
Syniverse Holdings, Inc.
4.000% due 04/23/2019	18,452	17,499
Tallgrass Operations LLC
4.250% due 11/13/2018	257	257
Telesat Canada
3.500% due 03/28/2019	2,155	2,153
Tempur-Pedic International, Inc.
3.500% - 5.000% due 03/18/2020	4,876	4,887
Texas Competitive Electric Holdings Co. LLC
3.750% due 05/05/2016	9,566	9,627
TI Group Automotive Systems LLC
4.250% due 07/02/2021	3,325	3,328
Tibco Software, Inc.
6.500% due 12/04/2020	6,025	6,035
Trans Union LLC
4.000% due 04/09/2021	6,117	6,124
Transdigm, Inc.
3.500% due 02/14/2017	9,881	9,892
Tribune Co.
4.000% due 12/27/2020	12,670	12,697
Truven Health Analytics, Inc.
4.500% due 06/06/2019	4,594	4,595
U.S. Renal Care, Inc.
4.250% due 07/03/2019	8,791	8,816
8.500% due 01/03/2020	1,150	1,164
United Surgical Partners International, Inc.
4.250% due 04/19/2017	5,067	5,078
4.750% due 04/03/2019	13,006	13,045
Univision Communications, Inc.
4.000% due 03/01/2020	28,751	28,737
UPC Financing Partnership
3.250% due 06/30/2021	11,400	11,343
US Foods, Inc.
4.500% due 03/29/2019	18,333	18,358
USI, Inc.
4.250% due 12/27/2019	4,070	4,050
Valeant Pharmaceuticals International, Inc.
3.500% due 02/13/2019	10,998	11,006
3.500% due 08/05/2020	10,957	10,967
3.500% - 3.750% due 12/11/2019	2,801	2,803
4.250% due 03/10/2022	8,486	8,535
4.250% due 03/13/2022	11,079	11,143
Vantiv LLC
3.750% due 06/13/2021	8,029	8,074
Virgin Media Bristol LLC
3.500% due 06/07/2020	13,591	13,592
Walter Investment Management Corp.
4.750% due 12/19/2020	10,914	10,052
Waste Industries USA, Inc.
TBD% due 02/20/2020	2,100	2,109
Weight Watchers International, Inc.
4.000% due 04/02/2020	7,487	4,031
West Corp.
3.250% due 06/30/2018	6,819	6,814
Westmoreland Coal Co.
7.500% due 12/16/2020	13,666	13,683
Wilsonart LLC
4.000% due 10/31/2019	10,660	10,647
Windstream Corp.
3.500% due 08/08/2019	2,716	2,713
3.500% due 01/23/2020	7,993	7,998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WMG Acquisition Corp.
3.750% due 07/01/2020		$6,235	$6,098
WNA Holdings, Inc.
4.500% due 05/30/2020		2,464	2,455
WTG Holdings Corp.
4.750% due 01/15/2021		5,851	5,847
York Risk Services Holding Corp.
4.750% due 10/01/2021		4,427	4,431
Zebra Technologies Corp.
4.750% due 10/27/2021		1,222	1,237
Ziggo BV
TBD% - 3.500% due 01/15/2022		12,900	12,832
Zuffa LLC
3.750% due 02/25/2020		3,209	3,196

Total Bank Loan Obligations (Cost $2,251,094)			2,236,800

CORPORATE BONDS & NOTES 6.3%

BANKING & FINANCE 0.6%
AerCap Ireland Capital Ltd.
4.500% due 05/15/2021		1,000	1,042
Ally Financial, Inc.
4.125% due 03/30/2020		900	897
CBRE Services, Inc.
5.000% due 03/15/2023		1,000	1,045
CIT Group, Inc.
6.625% due 04/01/2018		650	699
Crown Castle International Corp.
5.250% due 01/15/2023		2,000	2,110
International Lease Finance Corp.
5.750% due 05/15/2016		625	650
Jefferies Finance LLC
7.375% due 04/01/2020		800	780
Navient Corp.
5.875% due 03/25/2021		550	548
Stearns Holdings, Inc.
9.375% due 08/15/2020		1,750	1,733
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	3,000	4,688

			14,192

INDUSTRIALS 5.5%
ADT Corp.
4.125% due 06/15/2023		$3,400	3,187
6.250% due 10/15/2021		3,400	3,629
AECOM
5.750% due 10/15/2022		665	690
5.875% due 10/15/2024		565	595
Aguila S.A.
7.875% due 01/31/2018		2,000	2,005
Alliance Data Systems Corp.
5.250% due 12/01/2017		3,500	3,640
Altice Financing S.A.
6.625% due 02/15/2023		400	414
Altice Finco S.A.
7.625% due 02/15/2025		200	206
Altice S.A.
7.625% due 02/15/2025		400	403
7.750% due 05/15/2022		550	561
Biomet, Inc.
6.500% due 08/01/2020		750	797
6.500% due 10/01/2020		500	526
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (b)		475	394

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	125

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Building Materials Corp. of America
5.375% due 11/15/2024		$900	$918
California Resources Corp.
5.000% due 01/15/2020		1,095	994
5.500% due 09/15/2021		1,170	1,049
6.000% due 11/15/2024		1,425	1,256
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (b)		550	560
CCO Holdings LLC
5.250% due 09/30/2022		2,500	2,566
CCOH Safari LLC
5.750% due 12/01/2024		710	733
Chesapeake Energy Corp.
5.750% due 03/15/2023		1,300	1,274
Churchill Downs, Inc.
5.375% due 12/15/2021		775	789
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		1,000	1,057
CNH Industrial Capital LLC
3.625% due 04/15/2018		500	504
Community Health Systems, Inc.
5.125% due 08/15/2018		500	517
6.875% due 02/01/2022		1,200	1,282
Constellation Brands, Inc.
6.000% due 05/01/2022		500	573
ConvaTec Finance International S.A. (8.250% Cash or 9.000% PIK)
8.250% due 01/15/2019 (b)		750	760
ConvaTec Healthcare E S.A.
10.500% due 12/15/2018		1,500	1,586
Crimson Merger Sub, Inc.
6.625% due 05/15/2022		965	858
CSC Holdings LLC
6.750% due 11/15/2021		350	390
D.R. Horton, Inc.
4.000% due 02/15/2020		750	761
DISH DBS Corp.
5.875% due 07/15/2022		1,000	1,019
DJO Finance LLC
9.875% due 04/15/2018		200	209
Endo Finance LLC
5.375% due 01/15/2023		1,500	1,500
5.750% due 01/15/2022		2,025	2,081
6.000% due 02/01/2025		700	721
Family Tree Escrow LLC
5.750% due 03/01/2023		950	1,002
FCA US LLC
8.000% due 06/15/2019		2,250	2,371
Flextronics International Ltd.
4.625% due 02/15/2020		1,000	1,054
Getty Images, Inc.
7.000% due 10/15/2020		250	127
Great Canadian Gaming Corp.
6.625% due 07/25/2022	CAD	150	125
HCA, Inc.
5.375% due 02/01/2025		$750	789
6.500% due 02/15/2020		500	564
HD Supply, Inc.
5.250% due 12/15/2021		400	413
7.500% due 07/15/2020		1,500	1,612
11.000% due 04/15/2020		500	569
Hiland Partners LP
7.250% due 10/01/2020		500	541
HJ Heinz Co.
4.875% due 02/15/2025		3,000	3,259
iHeartCommunications, Inc.
9.000% due 09/15/2022		1,725	1,656

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IMS Health, Inc.
6.000% due 11/01/2020		$300	$313
Ineos Finance PLC
7.500% due 05/01/2020		500	529
INEOS Group Holdings S.A.
5.750% due 02/15/2019	EUR	1,650	1,796
Intelsat Luxembourg S.A.
6.750% due 06/01/2018		$375	368
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		675	619
KION Finance S.A.
6.750% due 02/15/2020	EUR	700	815
KLX, Inc.
5.875% due 12/01/2022		$650	650
Lamar Media Corp.
5.375% due 01/15/2024		500	524
5.875% due 02/01/2022		200	212
Land O’ Lakes, Inc.
6.000% due 11/15/2022		250	269
Laredo Petroleum, Inc.
7.375% due 05/01/2022		500	522
Lender Processing Services, Inc.
5.750% due 04/15/2023		1,000	1,065
Live Nation Entertainment, Inc.
7.000% due 09/01/2020		850	909
Mallinckrodt International Finance S.A.
5.750% due 08/01/2022		1,000	1,034
Masonite International Corp.
5.625% due 03/15/2023		425	438
McClatchy Co.
9.000% due 12/15/2022		500	485
MGM Resorts International
6.750% due 10/01/2020		3,500	3,749
Murphy Oil USA, Inc.
6.000% due 08/15/2023		750	808
NCSG Crane & Heavy Haul Services, Inc.
9.500% due 08/15/2019		1,700	1,088
Numericable SFR S.A.S.
6.000% due 05/15/2022		1,200	1,219
6.250% due 05/15/2024		350	355
Omnicare, Inc.
5.000% due 12/01/2024		275	289
Par Pharmaceutical Cos., Inc.
7.375% due 10/15/2020		200	212
Petco Holdings, Inc. (8.500% Cash or 9.250% PIK)
8.500% due 10/15/2017 (b)		700	721
PHH Corp.
6.375% due 08/15/2021		1,000	967
Pittsburgh Glass Works LLC
8.000% due 11/15/2018		1,463	1,554
Platform Specialty Products Corp.
6.500% due 02/01/2022		500	525
Post Holdings, Inc.
6.000% due 12/15/2022		300	291
6.750% due 12/01/2021		625	633
7.375% due 02/15/2022		125	130
Project Homestake Merger Corp.
8.875% due 03/01/2023		180	181
Regency Energy Partners LP
4.500% due 11/01/2023		500	505
5.500% due 04/15/2023		600	623
5.875% due 03/01/2022		675	736
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		1,500	1,554
7.875% due 08/15/2019		725	768
Ryland Group, Inc.
5.375% due 10/01/2022		200	201

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		$1,000	$1,010
Sally Holdings LLC
5.750% due 06/01/2022		1,000	1,069
Schaeffler Finance BV
3.250% due 05/15/2025 (a)	EUR	1,000	1,078
4.750% due 05/15/2023 (a)		$700	707
7.750% due 02/15/2017		2,000	2,245
Schaeffler Holding Finance BV
6.250% due 11/15/2019 (b)		600	638
6.750% due 11/15/2022 (b)		700	759
Schaeffler Holding Finance BV (6.875% Cash or 7.625% PIK)
6.875% due 08/15/2018 (b)		2,000	2,097
Sealed Air Corp.
6.500% due 12/01/2020		400	447
Smithfield Foods, Inc.
6.625% due 08/15/2022		150	161
Softbank Corp.
4.500% due 04/15/2020		3,000	3,075
Spectrum Brands, Inc.
6.375% due 11/15/2020		200	213
6.625% due 11/15/2022		200	215
Springs Industries, Inc.
6.250% due 06/01/2021		1,550	1,538
Steel Dynamics, Inc.
6.125% due 08/15/2019		100	107
6.375% due 08/15/2022		100	107
Sun Products Corp.
7.750% due 03/15/2021		500	440
SunGard Data Systems, Inc.
6.625% due 11/01/2019		500	517
T-Mobile USA, Inc.
6.000% due 03/01/2023		1,110	1,140
6.250% due 04/01/2021		3,250	3,392
6.542% due 04/28/2020		1,950	2,060
Telesat Canada
6.000% due 05/15/2017		2,000	2,039
Tenet Healthcare Corp.
5.500% due 03/01/2019		2,000	2,025
6.000% due 10/01/2020		1,750	1,857
TES Finance PLC
6.750% due 07/15/2020	GBP	600	873
Tesoro Logistics LP
5.875% due 10/01/2020		$196	202
6.250% due 10/15/2022		650	676
Townsquare Radio LLC
9.000% due 04/01/2019		500	534
TransUnion (8.125% Cash or 8.875% PIK)
8.125% due 06/15/2018 (b)		400	412
Truven Health Analytics, Inc.
10.625% due 06/01/2020		1,000	1,055
United Rentals North America, Inc.
4.625% due 07/15/2023		3,575	3,624
Univision Communications, Inc.
5.125% due 02/15/2025		1,350	1,382
6.750% due 09/15/2022		5,426	5,840
UPCB Finance Ltd.
5.375% due 01/15/2025 (a)		1,350	1,350
USG Corp.
5.500% due 03/01/2025		325	332
Valeant Pharmaceuticals International, Inc.
5.500% due 03/01/2023		600	610
5.625% due 12/01/2021		925	941
VRX Escrow Corp.
5.375% due 03/15/2020		2,750	2,784

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VWR Funding, Inc.
7.250% due 09/15/2017	$2,000	$2,095
Whiting Petroleum Corp.
5.000% due 03/15/2019	850	839
WPX Energy, Inc.
5.250% due 09/15/2024	400	354
WR Grace & Co-Conn
5.125% due 10/01/2021	870	905
5.625% due 10/01/2024	325	348
Wynn Las Vegas LLC
5.500% due 03/01/2025	2,050	2,086
Wynn Macau Ltd.
5.250% due 10/15/2021	2,000	1,905

		140,826

UTILITIES 0.2%
Genesis Energy LP
5.625% due 06/15/2024	800	756
LBC Tank Terminals Holding Netherlands BV
6.875% due 05/15/2023	250	257
Penn Virginia Corp.
8.500% due 05/01/2020	300	281

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Communications, Inc.
6.000% due 11/15/2022	$2,000	$1,907
Sprint Corp.
7.125% due 06/15/2024	1,000	985
7.875% due 09/15/2023	500	512

		4,698

Total Corporate Bonds & Notes (Cost $157,678)		159,716

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (c) 0.1%
		2,600

U.S. TREASURY BILLS 0.0%
0.039% due 05/07/2015 (e)	909	909

Total Short-Term Instruments (Cost $3,509)		3,509

Total Investments in Securities (Cost $2,412,281)		2,400,025

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 6.4%

SHORT-TERM INSTRUMENTS 6.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 6.4%
PIMCO Short-Term Floating NAV Portfolio	1,748	$17
PIMCO Short-Term Floating NAV Portfolio III	16,537,057	163,998

Total Short-Term Instruments (Cost $163,987)		164,015

Total Investments in Affiliates (Cost $163,987)		164,015

Total Investments 100.3% (Cost $2,576,268)		$2,564,040

Financial Derivative Instruments (d)(f) 0.0% (Cost or Premiums, net $0)		263

Other Assets and Liabilities, net (0.3%)		(6,718)

Net Assets 100.0%		$2,557,585

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Payment in-kind bond security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$2,600	Freddie Mac 1.960% due 11/07/2022	$(2,653)	$2,600	$2,600

Total Repurchase Agreements						$(2,653)	$2,600	$2,600

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements. The average amount of borrowing outstanding during the period ended March 31, 2015 was $136 at a weighted average interest rate of (0.500%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$2,600	$0	$0	$0	$2,600	$(2,653)	$(53)

Total Borrowings and Other Financing Transactions	$2,600	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	127

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-22 5-Year Index	5.000%	06/20/2019	$18,624	$1,644	$87	$33	$0
CDX.HY-23 5-Year Index	5.000%	12/20/2019	17,346	1,448	451	20	0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	4,700	342	18	5	0

				$3,434	$556	$58	$0

Total Swap Agreements				$3,434	$556	$58	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(e)	Securities with an aggregate market value of $909 and cash of $2,104 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$58	$58	$0	$0	$0	$0

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		GBP	5,401	$		8,141	$129	$0
	04/2015	$		1,098		EUR	1,003	0	(19)

GLM	04/2015		EUR	3,993	$		4,482	189	0
	04/2015	$		2,577		GBP	1,674	0	(94)

Total Forward Foreign Currency Contracts								$318	$(113)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (1)
BOA	$129	$0	$0	$129	$(19)	$0	$0	$(19)	$110	$0	$110
GLM	189	0	0	189	(94)	0	0	(94)	95	0	95

Total Over the Counter	$318	$0	$0	$318	$(113)	$0	$0	$(113)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$58	$0	$0	$0	$58

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$318	$0	$318

	$0	$58	$0	$318	$0	$376

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$113	$0	$113

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$2,142	$0	$0	$0	$2,142

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,156	$0	$3,156

	$0	$2,142	$0	$3,156	$0	$5,298

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(349)	$0	$0	$0	$(349)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$242	$0	$242

	$0	$(349)	$0	$242	$0	$(107)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,155,463	$81,337	$2,236,800
Corporate Bonds & Notes
Banking & Finance	0	14,192	0	14,192
Industrials	1,350	139,476	0	140,826
Utilities	0	4,698	0	4,698
Short-Term Instruments
Repurchase Agreements	0	2,600	0	2,600
U.S. Treasury Bills	0	909	0	909
	$1,350	$2,317,338	$81,337	$2,400,025

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$164,015	$0	$0	$164,015

Total Investments	$165,365	$2,317,338	$81,337	$2,564,040

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$58	$0	$58
Over the counter	0	318	0	318
	$0	$376	$0	$376

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(113)	$0	$(113)

Totals	$165,365	$2,317,601	$81,337	$2,564,303

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	129

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

March 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (1)
Investments in Securities, at Value
Bank Loan Obligations	$63,736	$58,345	$(20,423)	$58	$(2)	$134	$42,075	$(62,586)	$81,337	$371

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$81,337	Third Party Vendor	Broker Quote	65.00-101.25

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B of PIMCO Diversified Income Fund and PIMCO High Yield Fund into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees related to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

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class have exclusive voting rights regarding any matter relating solely to that class of shares). For daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. For non-daily dividend funds, income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, of each Fund, except the PIMCO Convertible Fund and PIMCO Credit Absolute Return Fund, are declared daily and distributed to shareholders monthly. Dividends from net investment income, if any, of the PIMCO Convertible Fund and PIMCO Credit Absolute Return Fund are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose

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function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal

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course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

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Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

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Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2015, the PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Floating Income Fund,

PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Fund and PIMCO Senior Floating Rate Fund had $1,973,494, $2,081,928, $130,120, $55,736,667, $10,201,801, $1,402,101 and $17,745,459 respectively, in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool

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of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made

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conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Certain Funds may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable

Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Convertible Fund	$0	$3,200	$(3,190)	$0	$0	$10	$0	$0
PIMCO Credit Absolute Return Fund	623,748	199,028	(822,795)	5	18	4	628	0
PIMCO Diversified Income Fund	293,816	1,759,843	(2,053,660)	22	(8)	13	242	0
PIMCO Floating Income Fund	122,048	871,788	(993,830)	20	(8)	18	88	0
PIMCO High Yield Fund	15,725	3,585,426	(3,601,100)	(31)	0	20	226	0
PIMCO High Yield Spectrum Fund	28,831	880,649	(909,470)	4	(1)	13	49	0
PIMCO Long-Term Credit Fund	103,192	1,028,133	(1,131,320)	12	(6)	11	131	0
PIMCO Senior Floating Rate Fund	199,594	513,077	(712,670)	16	0	17	177	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Convertible Fund	$0	$139,367	$(84,580)	$(222)	$4	$54,569	$268	$0
PIMCO Credit Absolute Return Fund	113,913	546,171	(457,100)	(2,865)	37	200,156	3,371	0
PIMCO Diversified Income Fund	0	995,814	(943,600)	(2,135)	4	50,083	2,315	0
PIMCO Floating Income Fund	0	456,476	(404,000)	(1,531)	7	50,952	1,675	0
PIMCO High Yield Fund	744,447	3,067,334	(3,282,500)	(4,963)	966	525,284	6,534	0
PIMCO High Yield Spectrum Fund	93,590	430,514	(444,000)	(775)	115	79,444	1,015	0
PIMCO Long-Term Credit Fund	29,716	2,272,929	(2,159,400)	(1,450)	5	141,800	1,930	0
PIMCO Senior Floating Rate Fund	94,487	582,183	(510,300)	(2,475)	103	163,998	2,782	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Line of Credit  The PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund entered into a credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. There is a maximum available commitment amount for PIMCO High Yield Fund, PIMCO Senior Floating Rate Fund and PIMCO High Yield Spectrum

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Fund equal to $600,000,000, $200,000,000 and $100,000,000, respectively. The PIMCO High Yield Fund, PIMCO Senior Floating Rate Fund, and PIMCO High Yield Spectrum Fund have agreed to pay commitment fees and facility fees of $741,250, $247,083 and $123,542, of which $639,204, $221,735 and $117,366, were paid during the period and are included in interest expense in the Statements of Operations, respectively. During the period, there were no borrowings on this line of credit.

(b) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned

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purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

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Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike value.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement,

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undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. municipal issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign, or U.S. municipal issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, or U.S. municipal issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the

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agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

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Notes to Financial Statements (Cont.)

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Funds’ performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign (non-U.S) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered

144	PIMCO CREDIT BOND FUNDS

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minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for

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Notes to Financial Statements (Cont.)

general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”)

and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Convertible Fund	0.40%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Credit Absolute Return Fund	0.60%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.30%	0.45%	0.45%
PIMCO Floating Income Fund	0.30%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO High Yield Fund	0.25%	0.30%	0.40%	0.30%	0.40%	0.40%
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	N/A	0.40%	0.40%
PIMCO Long-Term Credit Fund	0.30%	0.25%	0.35%	N/A	0.40%	N/A
PIMCO Senior Floating Rate Fund	0.40%	0.30%	0.40%	N/A	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

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The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
PIMCO Floating Income Fund	0.30%	0.25%
All other Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Senior Floating Rate Fund were subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Senior Floating Rate Fund shares redeemed or exchanged. Redemption fees were charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Credit Absolute Return and PIMCO Senior Floating Rate Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. As of March 31, 2015, there were no recoverable amounts.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or

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Notes to Financial Statements (Cont.)

could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Convertible Fund	$0	$7,821
PIMCO Credit Absolute Return Fund	145,357	760,511
PIMCO Diversified Income Fund	310,641	1,497,197
PIMCO Floating Income Fund	97,227	870,718
PIMCO High Yield Fund	387,920	1,154,104
PIMCO High Yield Spectrum Fund	42,330	360,798
PIMCO Long-Term Credit Fund	198,208	570,384
PIMCO Senior Floating Rate Fund	149,213	126,448

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Convertible Fund	$21,692	$19,819	$107,742	$161,605
PIMCO Credit Absolute Return Fund	118,757	204,197	1,371,296	1,836,124
PIMCO Diversified Income Fund	102,511	18,974	2,028,940	4,179,003
PIMCO Floating Income Fund	0	778	855,175	2,113,494
PIMCO High Yield Fund	0	100,441	4,336,940	7,454,555
PIMCO High Yield Spectrum Fund	0	0	772,074	1,745,521
PIMCO Long-Term Credit Fund	2,584,166	3,062,843	1,848,001	3,457,484
PIMCO Senior Floating Rate Fund	0	0	1,099,226	763,676

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Convertible Fund				PIMCO Credit Absolute Return Fund (1)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	4,037	$49,028	10,160	$140,041	27,974	$298,285	210,978	$2,216,965
Class P	2,611	31,234	627	8,336	2,564	27,017	5,266	55,499
Administrative Class	493	6,183	373	5,564	0	0	0	0
Class D	4,922	59,127	1,444	19,250	584	6,212	2,712	28,649
Class A	3,413	41,005	4,710	63,560	942	9,984	3,840	40,763
Class B	0	0	0	0	0	0	0	0
Class C	2,256	27,101	2,524	33,944	349	3,680	1,341	14,170
Class R	0	0	0	0	10	104	9	95
Issued as reinvestment of distributions
Institutional Class	471	5,709	2,945	37,617	8,837	90,164	3,280	34,450
Class P	164	1,951	145	1,787	336	3,408	52	545
Administrative Class	30	383	111	1,424	0	0	0	0
Class D	211	2,532	239	2,959	156	1,582	37	388
Class A	434	5,187	899	11,065	170	1,733	40	423
Class B	0	0	0	0	0	0	0	0
Class C	329	3,936	562	6,911	74	747	9	94
Class R	0	0	0	0	1	11	0	1
Cost of shares redeemed
Institutional Class	(5,713)	(68,915)	(41,174)	(565,622)	(195,155)	(2,066,687)	(44,417)	(468,809)
Class P	(1,921)	(22,475)	(298)	(3,795)	(2,896)	(30,179)	(2,522)	(26,485)
Administrative Class	(494)	(6,268)	(67)	(914)	0	0	0	0
Class D	(3,573)	(42,894)	(921)	(12,018)	(2,127)	(22,158)	(2,301)	(24,290)
Class A	(2,767)	(32,726)	(2,121)	(27,940)	(2,617)	(27,576)	(2,255)	(23,837)
Class B	0	0	0	0	0	0	0	0
Class C	(1,730)	(20,556)	(604)	(7,586)	(525)	(5,462)	(677)	(7,117)
Class R	0	0	0	0	(8)	(85)	0	0
Net increase (decrease) resulting from Fund share transactions	3,173	$39,542	(20,446)	$(285,417)	(161,331)	$(1,709,220)	175,392	$1,841,504

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Notes to Financial Statements (Cont.)

	PIMCO Diversified Income Fund				PIMCO Floating Income Fund (2)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	38,066	$435,123	90,845	$1,074,483	18,968	$159,424	87,810	$787,768
Class P	2,948	33,963	4,233	50,051	6,698	58,696	22,452	197,280
Administrative Class	343	3,862	471	5,575	34	295	231	2,031
Class D	1,601	18,155	4,316	52,103	2,335	20,236	2,867	25,288
Class A	4,219 ^	48,189 ^	4,851	57,501	5,050	44,102	21,331	187,487
Class B	39	450	86	1,007	0	0	0	0
Class C	1,428	16,233	2,708	32,188	2,348	20,413	15,521	136,463
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	25,020	279,541	25,432	296,227	4,312	37,790	13,993	123,472
Class P	374	4,130	216	2,519	265	2,284	212	1,866
Administrative Class	91	1,005	51	592	6	54	4	36
Class D	550	6,088	529	6,173	152	1,311	160	1,411
Class A	1,377	15,243	982	11,455	955	8,220	876	7,719
Class B	7	76	14	165	0	0	0	0
Class C	924	10,188	550	6,400	619	5,331	543	4,785
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(291,257)	(3,389,323)	(217,663)	(2,520,417)	(174,922)	(1,535,797)	(345,614)	(3,036,206)
Class P	(4,916)	(54,200)	(7,801)	(90,398)	(9,735)	(83,275)	(5,565)	(48,914)
Administrative Class	(349)	(3,881)	(755)	(8,812)	(220)	(1,900)	(40)	(354)
Class D	(2,988)	(33,690)	(13,338)	(154,579)	(3,846)	(33,129)	(3,716)	(32,845)
Class A	(7,802)	(89,367)	(16,785)	(195,527)	(13,920)	(119,330)	(14,876)	(130,934)
Class B	(352)^	(4,048)^	(284)	(3,326)	0	0	0	0
Class C	(3,970)	(45,001)	(7,434)	(86,401)	(9,013)	(77,110)	(6,019)	(52,981)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(234,647)	$(2,747,264)	(128,776)	$(1,463,021)	(169,914)	$(1,492,385)	(209,830)	$(1,826,628)

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PIMCO High Yield Fund				PIMCO High Yield Spectrum Fund (3)
Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

511,804	$4,832,735	320,668	$3,081,885	28,592	$302,705	26,151	$288,350
19,246	182,655	21,646	208,270	1,740	18,284	1,361	15,002
15,514	147,609	21,632	208,651	0	0	0	0
51,253	482,935	41,316	397,537	13,586	141,185	10,457	114,377
22,349 ^^	210,857 ^^	28,809	277,364	4,930	51,857	4,578	50,236
63	603	213	2,047	0	0	0	0
5,715	54,662	11,244	108,086	310	3,326	978	10,757
1,566	14,859	2,186	21,020	0	0	0	0

60,383	568,422	68,688	660,066	20,474	213,917	21,416	235,123
3,127	29,350	2,122	20,407	571	5,925	369	4,053
4,190	39,455	4,456	42,817	0	0	0	0
4,173	39,267	3,764	36,204	377	3,929	335	3,688
6,394	60,179	5,535	53,214	229	2,391	174	1,914
13	129	36	348	0	0	0	0
2,935	27,532	2,226	21,396	95	990	45	490
368	3,457	311	2,990	0	0	0	0

(841,806)	(8,029,681)	(842,654)	(8,096,742)	(141,086)	(1,547,283)	(31,241)	(343,998)
(26,207)	(248,302)	(27,345)	(262,476)	(1,308)	(14,101)	(694)	(7,635)
(43,911)	(419,835)	(43,618)	(418,868)	0	0	0	0
(67,987)	(641,468)	(60,993)	(585,068)	(12,625)	(132,269)	(12,695)	(140,369)
(56,914)	(539,938)	(50,351)	(483,559)	(6,544)	(69,082)	(4,839)	(53,026)
(870)^^	(8,320)^^	(682)	(6,550)	0	0	0	0
(16,858)	(159,743)	(19,028)	(182,628)	(537)	(5,698)	(251)	(2,755)
(3,194)	(30,322)	(3,141)	(30,133)	0	0	0	0
(348,654)	$(3,382,903)	(512,960)	$(4,923,722)	(91,196)	$(1,023,924)	16,144	$176,207

ANNUAL REPORT	MARCH 31, 2015	151

Notes to Financial Statements (Cont.)

	PIMCO Long-Term Credit Fund				PIMCO Senior Floating Rate Fund (4)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	57,586	$741,583	243,312	$3,003,593	84,840	$855,197	89,931	$926,993
Class P	1,618	20,813	11,896	141,877	2,306	23,490	5,058	52,001
Administrative Class	0	0	0	0	0	0	0	0
Class D	81	1,066	0	0	558	5,677	6,260	64,366
Class A	0	0	0	0	2,594	26,340	18,629	191,703
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	1,486	15,072	14,373	147,844
Class R	0	0	0	0	324	3,295	669	6,873
Issued as reinvestment of distributions
Institutional Class	22,801	294,401	29,424	353,965	8,386	84,877	9,212	94,661
Class P	3	39	4	48	128	1,300	122	1,256
Administrative Class	0	0	0	0	0	0	0	0
Class D	1	14	0	0	93	944	145	1,488
Class A	0	0	0	0	426	4,323	481	4,936
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	266	2,699	292	2,995
Class R	0	0	0	0	19	193	11	113
Cost of shares redeemed
Institutional Class	(273,515)	(3,548,358)	(129,658)	(1,570,141)	(75,927)	(770,329)	(103,253)	(1,062,242)
Class P	(1,688)	(21,866)	(715)	(8,681)	(4,055)	(41,017)	(1,925)	(19,783)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(7)	(93)	0	0	(2,430)	(24,649)	(3,733)	(38,375)
Class A	0	0	0	0	(9,535)	(96,733)	(6,183)	(63,464)
Class B	0	0	0	0	0	0	0	0
Class C	0	0	0	0	(5,862)	(59,389)	(3,893)	(39,962)
Class R	0	0	0	0	(455)	(4,605)	(230)	(2,359)
Net increase (decrease) resulting from Fund share transactions	(193,120)	$(2,512,401)	154,263	$1,920,661	3,162	$26,685	25,966	$269,044

(1)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 38% of the Fund, and each of the two shareholders are related parties of the Fund.*
(2)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 12% of the Fund, and the shareholder is a related party of the Fund.*
(3)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 85% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 79% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
^	At the NYSE Close on March 25, 2015, 75 Class B shares in the amount of $815 converted into Class A shares of the Fund.
^^	At the NYSE Close on March 25, 2015, 169 Class B shares in the amount of $1,561 converted into Class A shares of the Fund.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

152	PIMCO CREDIT BOND FUNDS

March 31, 2015

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral - Capital (4)	Qualified Late-Year Loss Deferral - Ordinary (5)
PIMCO Convertible Fund	$10,123	$7,664	$6,453	$—	$—	$—	$—
PIMCO Credit Absolute Return Fund	16,920	2,518	(25,880)	(156)	(13,689)	—	—
PIMCO Diversified Income Fund	43,781	—	(69,088)	(2,211)	—	(3,966)	—
PIMCO Floating Income Fund	19,764	—	(52,313)	(1,982)	(486,244)	—	—
PIMCO High Yield Fund	—	198,422	122,484	(10,438)	—	—	—
PIMCO High Yield Spectrum Fund	28,513	885	(69,192)	(1,013)	—	—	—
PIMCO Long-Term Credit Fund	168,189	79,506	198,727	(1,644)	—	—	—
PIMCO Senior Floating Rate Fund	229	—	(13,965)	(67)	—	(1,649)	—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, sale/buyback transactions, treasury inflation-protected securities (TIPS), real estate investment trusts (REITs), convertible preferred securities, contingent payment debt instruments, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Convertible Fund	$—	$—	$—	$—
PIMCO Credit Absolute Return Fund	—	—	—	—
PIMCO Diversified Income Fund	—	—	—	—
PIMCO Floating Income Fund*	—	299,522	41,823	—
PIMCO High Yield Fund	—	—	—	—
PIMCO High Yield Spectrum Fund	—	—	—	—
PIMCO Long-Term Credit Fund	—	—	—	—
PIMCO Senior Floating Rate Fund	—	—	—	—

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term (6)	Long-Term
PIMCO Convertible Fund	$—	$—
PIMCO Credit Absolute Return Fund	13,689	—
PIMCO Diversified Income Fund	—	—
PIMCO Floating Income Fund*	144,899	—
PIMCO High Yield Fund	—	—
PIMCO High Yield Spectrum Fund	—	—
PIMCO Long-Term Credit Fund	—	—
PIMCO Senior Floating Rate Fund	—	—

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

ANNUAL REPORT	MARCH 31, 2015	153

Notes to Financial Statements (Cont.)

March 31, 2015

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Convertible Fund	$176,534	$15,014	$(3,631)	$11,383
PIMCO Credit Absolute Return Fund	853,208	17,768	(28,646)	(10,878)
PIMCO Diversified Income Fund	2,706,409	96,446	(184,004)	(87,558)
PIMCO Floating Income Fund	825,377	18,047	(70,342)	(52,295)
PIMCO High Yield Fund	10,422,040	335,243	(221,311)	113,932
PIMCO High Yield Spectrum Fund	2,096,067	46,705	(115,656)	(68,951)
PIMCO Long-Term Credit Fund	4,629,328	312,524	(83,183)	229,341
PIMCO Senior Floating Rate Fund	2,578,755	18,585	(33,300)	(14,715)

(7)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to open wash sale loss deferrals, sale/buyback transactions, treasury inflation-protected securities (TIPS), real estate investment trusts (REITs), convertible preferred securities, contingent payment debt instruments, and Lehman securities for federal income tax purposes.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Convertible Fund	$20,802	$—	$—	$43,333	$19,863	$—
PIMCO Credit Absolute Return Fund	90,025	8,047	—	35,184	805	—
PIMCO Diversified Income Fund	231,789	105,180	—	249,808	90,736	—
PIMCO Floating Income Fund	64,810	—	—	146,159	—	—
PIMCO High Yield Fund	645,896	277,668	—	977,764	—	—
PIMCO High Yield Spectrum Fund	150,435	77,182	—	233,890	11,627	—
PIMCO Long-Term Credit Fund	315,508	—	—	351,472	19,614	—
PIMCO Senior Floating Rate Fund	93,015	2,220	—	103,244	3,316	—

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

On February 23, 2015, the Board approved the liquidation of PIMCO Convertible Fund. The liquidation of the Fund occurred on May 1, 2015.

154	PIMCO CREDIT BOND FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Convertible Fund, PIMCO Credit Absolute Return Fund, PIMCO Diversified Income Fund, PIMCO Floating Income Fund, PIMCO High Yield Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Fund and PIMCO Senior Floating Rate Fund (eight series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations and the cash flows for PIMCO Long-Term Credit Fund for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As disclosed in Note 15 of the Notes to Financial Statements, the PIMCO Convertible Fund liquidated after the close of business on May 1, 2015.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

ANNUAL REPORT	MARCH 31, 2015	155

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	MYI	Morgan Stanley & Co. International PLC
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RDR	RBC Dain Rausher, Inc.
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BSN	Bank of Nova Scotia	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CFR	Credit Suisse Securities (Europe) Ltd.	MEI	Merrill Lynch International	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	UBS	UBS Securities LLC
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	PLN	Polish Zloty
CAD	Canadian Dollar	HKD	Hong Kong Dollar	TRY	Turkish New Lira
CHF	Swiss Franc	INR	Indian Rupee	USD (or $)	United States Dollar
CNY	Chinese Renminbi (Mainland)	JPY	Japanese Yen	ZAR	South African Rand
CNH	Chinese Renminbi (Offshore)	MXN	Mexican Peso

Exchange Abbreviations:
CBOE	Chicago Board Options Exchange	EUREX	Eurex Exchange	OTC	Over the Counter
CBOT	Chicago Board of Trade

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CDX.IG	Credit Derivatives Index - Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CDX.HY	Credit Derivatives Index - High Yield	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
ADR	American Depositary Receipt	JSC	Joint Stock Company	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
BABs	Build America Bonds	MBS	Mortgage-Backed Security	TBD%	Interest rate to be determined when loan settles
CDI	Brazil Interbank Deposit Rate	MSCI	Morgan Stanley Capital International	TIIE	Tasa de Interés Interbancaria de Equilibrio
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

156	PIMCO CREDIT BOND FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Convertible Fund	14.01%	14.01%	$20,802	$—
PIMCO Credit Absolute Return Fund	1.41%	1.49%	44,519	32,552
PIMCO Diversified Income Fund	0.55%	0.70%	45,632	6,567
PIMCO Floating Income Fund	0.78%	0.96%	12,243	—
PIMCO High Yield Fund	0.33%	0.33%	507,113	—
PIMCO High Yield Spectrum Fund	0.08%	0.08%	86,801	2,722
PIMCO Long-Term Credit Fund	1.36%	1.36%	157,849	—
PIMCO Senior Floating Rate Fund	0.00%	0.00%	9,228	239

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust.

In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	MARCH 31, 2015	157

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[2]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.

1 Trustees serve until their successors are duly elected and qualified.

2 Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

158	PIMCO CREDIT BOND FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

ANNUAL REPORT	MARCH 31, 2015	159

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

160	PIMCO CREDIT BOND FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	MARCH 31, 2015	161

Privacy Policy1 (cont.)

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

162	PIMCO CREDIT BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3003AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

Fundamental Index Funds

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Fundamental Advantage Absolute Return Strategy Fund

PIMCO Fundamental IndexPLUS® AR Fund

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

PIMCO Low Volatility RAFI®-PLUS AR Fund

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

PIMCO Worldwide Long/Short Fundamental Strategy Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		16
Benchmark Descriptions		18
Financial Highlights		20
Statements of Assets and Liabilities		28
Statements of Operations		32
Statements of Changes in Net Assets		34
Notes to Financial Statements		179
Report of Independent Registered Public Accounting Firm		205
Glossary		206
Federal Income Tax Information		207
Management of the Trust		208
Results of Proxy Voting		210
Privacy Policy		211
Approval of Investment Advisory Contract		213

Fund	Fund Summary	Schedule of Investments

PIMCO EM Fundamental IndexPLUS ® AR Strategy Fund	6	37
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	7	53
PIMCO Fundamental Advantage Absolute Return Strategy Fund	8	66
PIMCO Fundamental IndexPLUS® AR Fund	9	81
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	10	97
PIMCO Intl Low Volatility RAFI ®-PLUS AR Fund	11	111
PIMCO Low Volatility RAFI®-PLUS AR Fund	12	124
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	13	137
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	14	150
PIMCO Worldwide Long/Short Fundamental Strategy Fund	15	164

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

2	PIMCO FUNDAMENTAL INDEX FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, smaller company risk, management risk, small-cap and mid-cap company risk and short sale risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

4	PIMCO FUNDAMENTAL INDEX FUNDS

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, and Class C shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	11/26/08	11/26/08	01/07/11	05/31/12	05/31/13	05/31/13	05/31/13
PIMCO EMG Intl Low Volatility RAFI®- PLUS AR Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13
PIMCO Fundamental Advantage Absolute Return Strategy Fund	02/29/08	02/29/08	06/30/10	—	07/31/08	07/31/08	07/31/08
PIMCO Fundamental IndexPLUS® AR Fund	06/30/05	06/30/05	04/30/08	06/30/05	06/30/05	06/30/05	06/30/05
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	02/28/14
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13
PIMCO Low Volatility RAFI®-PLUS AR Fund	12/30/13	12/30/13	12/30/13	—	12/30/13	12/30/13	12/30/13
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	09/30/11	09/30/11	05/30/14	—	02/28/14	02/28/14	02/28/14
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	11/30/12	11/30/12	04/01/13	—	04/01/13	04/01/13	04/01/13
PIMCO Worldwide Long/Short Fundamental Strategy Fund	12/04/14	12/04/14	12/04/14	—	12/04/14	12/04/14	12/04/14

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, and Class C shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, and Class C shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	5

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

Institutional Class - PEFIX	Class D - PEFDX
Class P - PEFPX	Class A - PEFFX
Administrative Class - PEFAX	Class C - PEFCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	21.8%
U.S. Treasury Obligations	21.1%
U.S. Government Agencies	19.2%
Short-Term Instruments‡	14.5%
Sovereign Issues	10.8%
Mortgage-Backed Securities	5.3%
Other	7.3%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (11/26/08)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Institutional Class	-0.94%	3.25%	16.68%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class P	-1.00%	3.11%	16.54%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Administrative Class	-1.15%	2.98%	16.39%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class D	-1.41%	2.79%	16.19%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class A	-1.36%	2.86%	16.25%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class A (adjusted)	-5.05%	2.08%	15.55%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class C	-2.01%	2.05%	15.34%
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund Class C (adjusted)	-2.99%	2.05%	15.34%
MSCI Emerging Markets Index (Net Dividends in USD)	0.44%	1.75%	13.28%
Lipper Emerging Market Funds Average	-1.63%	1.35%	12.00%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.15% for the Institutional Class shares, 1.25% for Class P shares, 1.40% for Administrative Class shares, 1.55% for Class D shares, 1.55% for Class A shares, and 2.30% for Class C shares.

Portfolio Insights

»

The PIMCO EM Fundamental IndexPLUS® AR Strategy Fund seeks to exceed the total return of the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark”) by investing under normal circumstances in derivatives based on the Enhanced RAFI® Emerging Markets Strategy Index (“Enhanced RAFI® EM”), backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s exposure to the Enhanced RAFI® Emerging Markets Strategy Index detracted from returns relative to the MSCI Emerging Markets Index (Net Dividends in USD) over the twelve months ended March 31, 2015 primarily due to the following three bullets below:

»	Underweight exposure to the information technology sector, which outperformed the MSCI Emerging Markets Index (Net Dividends in USD), detracted from relative returns.

»

Security selection within the utilities sector detracted from relative returns as the Fund held exposure to stocks in the utilities sector which underperformed those in the MSCI Emerging Markets Index (Net Dividends in USD).

»	Overweight exposure to the energy sector, which underperformed the MSCI Emerging Markets Index, detracted from relative performance.

»	Exposure to investment grade corporate bonds added to returns as these securities posted positive returns during the reporting period.

»	Short exposure to the euro and Japanese yen added to returns, as both currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during the period.

6	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

Institutional Class - PLVLX	Class A - PLVVX
Class P - PLVWX	Class C - PLVOX
Class D - PLVDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	25.9%
U.S. Treasury Obligations	23.0%
Corporate Bonds & Notes	22.1%
U.S. Government Agencies	11.3%
Sovereign Issues	8.7%
Asset-Backed Securities	5.0%
Other	4.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (12/30/13)
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Institutional	0.52%	0.10%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class P	0.53%	0.02%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class D	0.03%	-0.38%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class A	0.13%	-0.30%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class A (adjusted)	-3.65%	-3.31%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class C	-0.73%	-1.14%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund Class C (adjusted)	-1.70%	-1.14%
MSCI Emerging Markets Index (Net Dividends in USD)	0.44%	0.07%
Lipper Emerging Market Funds Average	-1.63%	-1.85%	*

All Fund returns are net of fees and expenses.

* Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.15% for the Institutional Class shares, 1.25% for Class P shares, 1.55% for Class D shares, 1.55% for Class A shares, and 2.30% for Class C shares.

Portfolio Insights

»

The PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund seeks to exceed the total return of the MSCI Emerging Markets Index (Net Dividends in USD) (the “Benchmark Index”) by investing under normal circumstances in derivatives based on the RA Emerging Markets Low Volatility Equity Income Index (“RA Emerging Markets Low Volatility Index”) backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The RA Emerging Markets Low Volatility Index construction process begins by using the Research Affiliates Fundamental Index® (“RAFI®”) methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors—including sales, cash flows, dividends and book value. The RA Emerging Markets Low Volatility Index selects a subset of securities based upon volatility, income and leverage in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s exposure to the RA Emerging Markets Low Volatility Equity Income Index enhanced returns relative to the MSCI Emerging Markets Index over the twelve months ended March 31, 2015, primarily due to the following three bullets below:

»	Overweight exposure to the telecommunications services sector, which outperformed the MSCI Emerging Markets Index, added to relative returns.

»	Security selection within the materials sector added to relative returns as the Fund had exposure to materials stocks owned which outperformed those in the MSCI Emerging Markets Index.

»	Underweight exposure to the information technology sector, which outperformed the MSCI Emerging Markets Index, detracted from relative returns.

»	Holdings of investment grade corporate bonds added to returns as investment grade corporate bonds posted positive returns during the reporting period.

»	Short exposure to the euro and Japanese yen added to returns as both of these currencies depreciated against the U.S. dollar during the reporting period.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during the time period.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Fundamental Advantage Absolute Return Strategy Fund

Institutional Class - PFATX	Class A - PTFAX
Class P - PFAPX	Class C - PTRCX
Class D - PFSDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	24.5%
Short-Term Instruments‡	22.2%
U.S. Treasury Obligations	14.7%
Sovereign Issues	12.0%
U.S. Government Agencies	10.1%
Mortgage-Backed Securities	7.3%
Asset-Backed Securities	5.4%
Other	3.8%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (02/29/08)
PIMCO Fundamental Advantage Absolute Return Strategy Fund Institutional Class	-2.61%	3.60%	5.47%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class P	-2.45%	3.52%	5.38%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class D	-3.02%	3.16%	5.02%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class A	-2.82%	3.23%	5.06%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class A (adjusted)	-6.46%	2.44%	4.50%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class C	-3.65%	2.39%	4.37%
PIMCO Fundamental Advantage Absolute Return Strategy Fund Class C (adjusted)	-4.55%	2.39%	4.37%
3 Month USD LIBOR Index	0.24%	0.33%	0.75%
Lipper Alternative Equity Market Neutral Funds Average	-0.14%	1.62%	1.14%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.89% for the Institutional Class shares, 0.99% for Class P shares, 1.29% for Class D shares, 1.29% for Class A shares, and 2.04% for Class C shares.

Portfolio Insights

»

The PIMCO Fundamental Advantage Absolute Return Strategy Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in derivatives providing long exposure to the Enhanced RAFI® US Large and short exposure to the S&P 500 Index (“S&P 500”), backed by a diversified portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which seeks to generate returns without tracking traditional bond benchmarks. The absolute return approach is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to the Enhanced RAFI® US Large and short exposure to the S&P 500 Index.

»

The Fund’s long exposure to the Enhanced RAFI® US Large and short exposure to the S&P 500 through equity index derivatives detracted from performance as the Enhanced RAFI® US Large underperformed the S&P 500 over the twelve months ended March 31, 2015, due primarily to the following three bullets below:

»	Security selection within the information technology sector detracted from relative returns, as the Fund held underweight exposure to individual stocks which outperformed the broader S&P 500 Index.

»	Overweight exposure to the energy sector, which underperformed the S&P 500 Index, detracted from relative returns.

»	Security selection within the consumer staples sector added to relative performance as the Fund had exposure to stocks in the consumer staples sector which outperformed those in the S&P 500 Index.

»	Exposure to investment grade corporate bonds added to returns, as these securities posted positive returns during the reporting period.

»	Short exposure to the euro and Japanese yen added to returns, as both currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during this period.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO Fundamental IndexPLUS® AR Fund

Institutional Class - PXTIX	Class D - PIXDX
Class P - PIXPX	Class A - PIXAX
Administrative Class - PXTAX	Class C - PIXCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	30.8%
U.S. Treasury Obligations	24.6%
Sovereign Issues	13.7%
Short-Term Instruments‡	13.2%
U.S. Government Agencies	7.6%
Mortgage-Backed Securities	5.4%
Other	4.7%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (06/30/05)
PIMCO Fundamental IndexPLUS® AR Fund Institutional Class	8.80%	18.61%	12.11%
PIMCO Fundamental IndexPLUS® AR Fund Class P	8.61%	18.45%	11.96%
PIMCO Fundamental IndexPLUS® AR Fund Administrative Class	8.40%	18.25%	11.80%
PIMCO Fundamental IndexPLUS® AR Fund Class D	8.43%	18.13%	11.65%
PIMCO Fundamental IndexPLUS® AR Fund Class A	8.24%	18.11%	11.64%
PIMCO Fundamental IndexPLUS® AR Fund Class A (adjusted)	4.18%	17.21%	11.21%
PIMCO Fundamental IndexPLUS® AR Fund Class C	7.54%	17.20%	10.83%
PIMCO Fundamental IndexPLUS® AR Fund Class C (adjusted)	6.61%	17.20%	10.83%
S&P 500 Index	12.73%	14.47%	8.07%
Lipper Large-Cap Core Funds Average	10.55%	12.97%	7.40%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.79% for the Institutional Class shares, 0.89% for Class P shares, 1.04% for Administrative Class shares, 1.19% for Class D shares, 1.19% for Class A shares, and 1.94% for Class C shares.

Portfolio Insights

»

The PIMCO Fundamental IndexPLUS® AR Fund seeks to exceed the total return of the S&P 500 Index (“S&P 500”), by investing under normal circumstances in derivatives based on Enhanced RAFI® US Large backed by a portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which seeks to generate returns without tracking traditional bond benchmarks. The absolute return approach is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. The Fund may invest in common stocks, options, futures, options on futures and swaps.

»	The Fund’s exposure to the Enhanced RAFI® US Large detracted from returns relative to the S&P 500 Index over the twelve months ended March 31, 2015, primarily due to the following three bullets below:

»	Underweight exposure to and security selection within the information technology sector detracted from relative returns, as this sector outperformed the S&P 500 Index.

»	Overweight exposure to and security selection within the energy sector detracted from relative returns, as this sector underperformed the S&P 500 Index.

»	Security selection within the consumer staples sector added to relative performance as the Fund had exposure to consumer staples stocks which outperformed those in the S&P 500 Index.

»	Exposure to investment grade corporate bonds added to returns as these securities posted positive returns during the reporting period.

»	Short exposure to the euro and Japanese yen added to returns as both of these currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during this period.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO International Fundamental IndexPLUS® AR Strategy Fund

Institutional Class - PTSIX	Class A - PTSOX
Class P - PTIPX	Class C - PTSKX
Class D - PTSLX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	25.6%
Sovereign Issues	18.9%
U.S. Treasury Obligations	17.6%
Short-Term Instruments‡	15.5%
Mortgage-Backed Securities	8.0%
Asset-Backed Securities	8.0%
Other	6.4%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (09/30/11)
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Institutional Class	-6.53%	13.80%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Class P	-6.65%	13.69%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Class D	-6.89%	13.38%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Class A	-6.96%	13.39%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Class A (adjusted)	-10.45%	12.16%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Class C	-7.60%	12.56%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund Class C (adjusted)	-8.30%	12.56%
MSCI EAFE Net Dividend Index (USD Unhedged)	-0.92%	11.95%
Lipper International Multi-Cap Core Funds Average	-0.58%	11.78%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.18% for Class D shares, 1.18% for Class A shares, and 1.93% for Class C shares.

Portfolio Insights

»

The PIMCO International Fundamental IndexPLUS® AR Strategy Fund seeks total return which exceeds that of the MSCI EAFE Net Dividend Index (USD Unhedged), by investing under normal circumstances in derivatives based on the Enhanced RAFI® International Large, backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s exposure to the Enhanced RAFI® International Large detracted from returns relative to the MSCI EAFE Net Dividend Index (USD Unhedged) over the twelve months ended March 31, 2015, primarily due to the following three bullets below:

»

Security selection within the financials sector detracted from relative returns as the Fund had exposure to stocks in the financials sector which underperformed those in the MSCI EAFE Net Dividend Index (USD Unhedged).

»	An overweight to the energy sector, which underperformed the MSCI EAFE Net Dividend Index (USD Unhedged), detracted from relative returns.

»

Security selection within utilities sector detracted from relative performance as the Fund had exposure to stocks in the utilities sector which underperformed those in the MSCI EAFE Net Dividend Index (USD Unhedged).

»	Exposure to investment grade corporate bonds added to returns, as these securities posted positive returns over the reporting period.

»	Short exposure to the euro and Japanese yen added to returns, as both currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015, detracted from returns as rates declined during this period.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

Institutional Class - PLVTX	Class A - PLVBX
Class P - PLVZX	Class C - PLVQX
Class D - PLVRX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	26.4%
U.S. Treasury Obligations	20.3%
Short-Term Instruments‡	20.3%
Sovereign Issues	10.8%
U.S. Government Agencies	9.0%
Asset-Backed Securities	8.1%
Other	5.1%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (12/30/13)
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Institutional Class	3.61%	3.95%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class P	3.52%	3.88%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class D	3.40%	3.70%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class A	3.25%	3.57%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class A (adjusted)	-0.58%	0.45%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class C	2.59%	2.88%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund Class C (adjusted)	1.59%	2.88%
MSCI EAFE Net Dividend Index (USD Unhedged)	-0.92%	-0.12%
Lipper International Multi-Cap Core Funds Average	-0.58%	-0.20%	*

All Fund returns are net of fees and expenses.

* Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.82% for the Institutional Class shares, 0.92% for Class P shares, 1.17% for Class D shares, 1.17% for Class A shares, and 1.92% for Class C shares.

Portfolio Insights

»

The PIMCO Intl Low Volatility RAFI®-PLUS AR Fund seeks total return which exceeds that of the MSCI EAFE Net Dividend Index (USD Unhedged) by investing under normal circumstances in derivatives based on the RA International Low Volatility Equity Income Index (“RA International Low Volatility Index”), backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s exposure to the RA International Low Volatility Equity Income Index enhanced returns relative to the MSCI EAFE Net Dividend Index (USD Unhedged) over the twelve months ended March 31, 2015, primarily due to the following three bullets below:

»	Security selection within the industrials sector added to relative returns as the Fund had exposure to industrials stocks which outperformed those in the MSCI EAFE Net Dividend Index (USD Unhedged).

»	Security selection within the financials sector added to relative returns as the Fund had exposure to financials stocks which outperformed those in the MSCI EAFE Net Dividend Index (USD Unhedged).

»

Security selection within the telecommunications services sector added to relative returns as the Fund had exposure to telecommunications services stocks which outperformed those in the MSCI EAFE Net Dividend Index (USD Unhedged).

»	Exposure to investment grade corporate bonds added to returns as investment grade corporate bonds posted positive returns during the reporting period.

»	Short exposure to the euro and Japanese yen added to returns as both of these currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during the first quarter of 2015.

ANNUAL REPORT	MARCH 31, 2015	11

PIMCO Low Volatility RAFI®-PLUS AR Fund

Institutional Class - PILVX	Class A - PXLVX
Class P - PPLVX	Class C - POLVX
Class D - PDLVX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

U.S. Treasury Obligations	31.2%
Short-Term Instruments‡	29.0%
Corporate Bonds & Notes	19.3%
Sovereign Issues	10.1%
Asset-Backed Securities	4.8%
Other	5.6%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (12/30/13)
PIMCO Low Volatility RAFI®-PLUS AR Fund Institutional	11.15%	11.61%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class P	11.05%	11.53%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class D	10.69%	11.15%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class A	10.73%	11.19%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class A (adjusted)	6.60%	7.83%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class C	10.01%	10.43%
PIMCO Low Volatility RAFI®-PLUS AR Fund Class C (adjusted)	9.01%	10.43%
S&P 500 Index	12.73%	12.02%
Lipper Large-Cap Core Funds Average	10.55%	9.77%	*

All Fund returns are net of fees and expenses.

* Average cumulative total return since 12/31/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.79% for the Institutional Class shares, 0.89% for Class P shares, 1.19% for Class D shares, 1.19% for Class A shares, and 1.94% for Class C shares.

Portfolio Insights

»

The PIMCO Low Volatility RAFI®-PLUS AR Fund seeks total return which exceeds that of the S&P 500 Index (“S&P 500”) by investing under normal circumstances in derivatives based on the RA US Low Volatility Equity Income Index (“RA US Low Volatility Index”) backed by a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The RA US Low Volatility Index construction process begins by using the Research Affiliates Fundamental Index® (“RAFI®”) methodology, which is a patented, innovative indexing approach developed by Research Affiliates, LLC. The methodology weights companies by fundamental factors—including sales, cash flows, dividends and book value. The RA US Low Volatility Index selects a subset of securities based upon volatility, income and leverage in an effort to enhance returns and reduce portfolio volatility attributable to equity market downside risk. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s exposure to the RA US Low Volatility Equity Income Index detracted from returns relative to the S&P 500 Index over the twelve months ended March 31, 2015, primarily due to the following three bullets below.

»	Underweight exposure to and security selection within the information technology sector detracted from relative returns, as this sector outperformed the S&P 500 Index.

»	Security selection within the health care sector detracted from relative returns as the Fund had exposure to stocks in the healthcare sector which underperformed those in the S&P 500 Index.

»	Overweight exposure to the telecommunications sector, which underperformed the S&P 500 Index, detracted from relative performance.

»	Holdings of investment grade corporate bonds added to returns as these securities posted positive returns during the reporting period.

»	Short exposure to the euro and Japanese yen added to returns, as both of these currencies depreciated against the U.S. dollar.

»	Outperformance was offset somewhat by short exposure to U.S. interest rates, which detracted from returns as rates declined in the first quarter of 2015.

12	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

Institutional Class - PCFIX	Class A - PCFAX
Class P - PCCPX	Class C - PCFEX
Class D - PCFDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	29.6%
Short-Term Instruments‡	23.6%
U.S. Treasury Obligations	15.7%
Sovereign Issues	11.9%
Mortgage-Backed Securities	6.6%
U.S. Government Agencies	5.5%
Asset-Backed Securities	5.1%
Other	2.0%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (09/30/11)
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Institutional Class	6.82%	25.81%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Class P	6.78%	25.71%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Class D	6.56%	25.39%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Class A	6.45%	25.36%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Class A (adjusted)	2.46%	23.99%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Class C	5.67%	24.43%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund Class C (adjusted)	4.68%	24.43%
Russell 2000® Index	8.21%	22.60%
Lipper Small-Cap Core Funds Average	6.33%	20.95%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.84% for the Institutional Class shares, 0.94% for Class P shares, 1.19% for Class D shares, 1.19% for Class A shares, and 1.94% for Class C shares.

Portfolio Insights

»

The PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund seeks total return which exceeds that of the Russell 2000® Index, by investing under normal circumstances in derivatives based on the Enhanced RAFI® US Small, backed by a diversified portfolio of short to intermediate duration Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. The absolute return approach does not apply to the equity index replicating component of the Fund. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

The Fund’s exposure to the Enhanced RAFI® US Small detracted from returns relative to the Russell 2000® Index over the twelve months ended March 31, 2015, primarily due to the following three bullets below:

»	Underweight exposure to the health care sector, which outperformed the Russell 2000® Index, detracted from relative returns.

»	Security selection within the energy sector detracted from relative returns as the Fund had exposure to stocks in the energy sector which underperformed the Russell 2000® Index.

»	Underweight exposure to the utilities sector, which outperformed the Russell 2000® Index, detracted from relative performance.

»	Exposure to investment grade corporate bonds added to returns as these securities posted positive returns during the reporting period.

»	Short exposure to the euro and Japanese yen added to returns, as both currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during this period.

ANNUAL REPORT	MARCH 31, 2015	13

PIMCO Worldwide Fundamental Advantage AR Strategy Fund

Institutional Class - PWWIX	Class A - PWWAX
Class P - PWWPX	Class C - PWWCX
Class D - PWWDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Corporate Bonds & Notes	26.5%
U.S. Treasury Obligations	20.9%
Short-Term Instruments‡	14.5%
Sovereign Issues	13.5%
U.S. Government Agencies	7.6%
Asset-Backed Securities	7.1%
Mortgage-Backed Securities	5.7%
Other	4.2%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (11/30/12)
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Institutional Class	-5.77%	-0.97%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class P	-5.87%	-1.10%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class D	-6.11%	-1.35%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class A	-6.15%	-1.33%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class A (adjusted)	-9.66%	-2.94%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class C	-6.83%	-2.09%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund Class C (adjusted)	-7.75%	-2.09%
3 Month USD LIBOR Index	0.24%	0.26%
Lipper Alternative Equity Market Neutral Funds Average	-0.14%	1.69%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.99% for the Institutional Class shares, 1.09% for Class P shares, 1.39% for Class D shares, 1.39% for Class A shares, and 2.14% for Class C shares.

Portfolio Insights

»

The PIMCO Worldwide Fundamental Advantage AR Strategy Fund seeks total return which exceeds that of its benchmark, by investing under normal circumstances in derivatives providing exposure to a proprietary global equity market neutral index designed by the Fund’s sub-adviser, Research Affiliates, LLC, backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. In managing the Fund’s investments in Fixed Income Instruments, PIMCO utilizes an absolute return approach, which is designed to have flexibility with respect to duration, overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy’s investment guidelines and lack of a fixed income index benchmark. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund’s strategy with respect to maintaining exposure to the RAFI® Country Neutral L/S Global Index (the “Index”) can be characterized as “market neutral” because it seeks to maintain equal long and short equity positions while returning the relative appreciation (or depreciation) of the Index.

»

The Fund’s exposure to the RAFI® Country Neutral L/S Global Index through equity index derivatives had a negative impact on absolute returns as this Index declined for twelve months ended March 31, 2015, primarily due to the following three bullets below:

»

Security selection within the materials sector of the long equity portfolio detracted from relative returns as the Fund had exposure to stocks in the materials sector which underperformed those in the short equity portfolio.

»

Security selection within the financials sector of the long equity portfolio detracted from relative returns as the Fund had exposure to stocks in the financials sector which underperformed those in the short equity portfolio.

»	Underweight exposure to the information technology sector, which outperformed the overall equity market, detracted from relative performance.

»	Exposure to investment grade corporate bonds added to returns as these securities posted positive returns during the reporting period.

»	Short exposure to the euro and Japanese yen added to returns, as both currencies depreciated against the U.S. dollar.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during this period.

14	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO Worldwide Long/Short Fundamental Strategy Fund

Institutional Class - PWLIX	Class A - PWLAX
Class P - PWLPX	Class C - PWLCX
Class D - PWLDX

Allocation Breakdown†
Short-Term Instruments‡	37.0%
Corporate Bonds & Notes	23.0%
U.S. Treasury Obligations	15.2%
Sovereign Issues	13.6%
Mortgage-Backed Securities	5.9%
Other	5.3%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

A line graph is not included since the Fund has less than six months performance.

Cumulative Total Return for the period ended March 31, 2015
Fund Inception (12/4/14)
PIMCO PIMCO Worldwide Long/Short Fundamental Strategy Fund Institutional	-0.96%
PIMCO PIMCO Worldwide Long/Short Fundamental Strategy Fund Class P	-1.00%
PIMCO PIMCO Worldwide Long/Short Fundamental Strategy Fund Class D	-1.13%
PIMCO PIMCO Worldwide Long/Short Fundamental Strategy Fund Class A	-1.08%
PIMCO PIMCO Worldwide Long/Short Fundamental Strategy Fund Class A (adjusted)	-6.50%
PIMCO PIMCO Worldwide Long/Short Fundamental Strategy Fund Class C	-1.27%
PIMCO PIMCO Worldwide Long/Short Fundamental Strategy Fund Class C (adjusted)	-2.25%
3 Month USD LIBOR Index	0.08%*
Lipper Alternative Long/Short Equity Funds Average	-0.32%*

All Fund returns are net of fees and expenses.

* Average cumulative total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.24% for the Institutional Class shares, 1.34% for Class P shares, 1.64% for Class D shares, 1.54% for Class A shares, and 2.39% for Class C shares.

Portfolio Insights

»

The PIMCO Worldwide Long/Short Fundamental Strategy Fund seeks long-term capital appreciation, consistent with prudent investment management, by, under normal circumstances, investing in derivatives intended to obtain long exposure to certain proprietary equity indexes, hedging that exposure with investments in derivatives intended to obtain short exposure to certain capitalization weighted equity indexes, and investing the remainder of its assets in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund normally invests in derivatives, such as total return swaps, based on three separate Research Affiliates Low Volatility Equity Income (“RALVEI”) indexes. The three RALVEI Indexes are the Research Affiliates U.S. Low Volatility Equity Income Index (“U.S. Index”), Research Affiliates International Low Volatility Equity Income Index (“International Index”) and Research Affiliates Emerging Markets Low Volatility Equity Income Index (“Emerging Markets Index”) (collectively, the U.S. Index, International Index and Emerging Markets Index are referred to as the “RALVEI Indexes”).

»	The Fund’s long/short equity strategy detracted from performance as the three RALVEI indexes generally underperformed their market-capitalization weighted counterparts over the reporting period.

»	Short exposure to U.S. interest rates during the first quarter of 2015 detracted from returns as rates declined during this period.

»	Exposure to investment grade corporate bonds added to returns as these securities posted positive returns over the reporting period.

»	Short exposure to the euro and Japanese yen added to returns, as both currencies depreciated against the U.S. dollar.

ANNUAL REPORT	MARCH 31, 2015	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$936.50	$5.60	$1,000.00	$1,019.15	$5.84	1.16%
Class P	1,000.00	936.50	6.08	1,000.00	1,018.65	6.34	1.26
Administrative Class	1,000.00	935.10	6.80	1,000.00	1,017.90	7.09	1.41
Class D	1,000.00	935.00	7.53	1,000.00	1,017.15	7.85	1.56
Class A	1,000.00	934.30	7.52	1,000.00	1,017.15	7.85	1.56
Class C	1,000.00	931.50	11.12	1,000.00	1,013.41	11.60	2.31
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund
Institutional Class	$1,000.00	$937.00	$4.88	$1,000.00	$1,019.90	$5.09	1.01%
Class P	1,000.00	937.60	5.36	1,000.00	1,019.40	5.59	1.11
Class D	1,000.00	935.30	6.80	1,000.00	1,017.90	7.09	1.41
Class A	1,000.00	935.50	6.80	1,000.00	1,017.90	7.09	1.41
Class C	1,000.00	931.50	10.40	1,000.00	1,014.16	10.85	2.16
PIMCO Fundamental Advantage Absolute Return Strategy Fund
Institutional Class	$1,000.00	$984.30	$4.45	$1,000.00	$1,020.44	$4.53	0.90%
Class P	1,000.00	986.40	4.95	1,000.00	1,019.95	5.04	1.00
Class D	1,000.00	982.10	6.42	1,000.00	1,018.45	6.54	1.30
Class A	1,000.00	984.30	6.43	1,000.00	1,018.45	6.54	1.30
Class C	1,000.00	979.20	10.12	1,000.00	1,014.71	10.30	2.05

16	PIMCO FUNDAMENTAL INDEX FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Fundamental IndexPLUS® AR Fund
Institutional Class	$1,000.00	$1,040.80	$4.07	$1,000.00	$1,020.94	$4.03	0.80%
Class P	1,000.00	1,039.00	4.58	1,000.00	1,020.44	4.53	0.90
Administrative Class	1,000.00	1,037.30	5.33	1,000.00	1,019.70	5.29	1.05
Class D	1,000.00	1,038.80	6.10	1,000.00	1,018.95	6.04	1.20
Class A	1,000.00	1,038.60	6.10	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	1,034.40	9.89	1,000.00	1,015.21	9.80	1.95
PIMCO International Fundamental IndexPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$972.20	$4.08	$1,000.00	$1,020.79	$4.18	0.83%
Class P	1,000.00	971.30	4.57	1,000.00	1,020.29	4.68	0.93
Class D	1,000.00	970.60	5.80	1,000.00	1,019.05	5.94	1.18
Class A	1,000.00	969.80	5.80	1,000.00	1,019.05	5.94	1.18
Class C	1,000.00	966.50	9.46	1,000.00	1,015.31	9.70	1.93
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund
Institutional Class	$1,000.00	$1,002.20	$4.14	$1,000.00	$1,020.79	$4.18	0.83%
Class P	1,000.00	1,001.50	4.64	1,000.00	1,020.29	4.68	0.93
Class D	1,000.00	1,001.50	5.89	1,000.00	1,019.05	5.94	1.18
Class A	1,000.00	1,000.20	5.88	1,000.00	1,019.05	5.94	1.18
Class C	1,000.00	997.20	9.61	1,000.00	1,015.31	9.70	1.93
PIMCO Low Volatility RAFI®-PLUS AR Fund
Institutional Class	$1,000.00	$1,045.90	$4.08	$1,000.00	$1,020.94	$4.03	0.80%
Class P	1,000.00	1,044.90	4.59	1,000.00	1,020.44	4.53	0.90
Class D	1,000.00	1,043.50	6.11	1,000.00	1,018.95	6.04	1.20
Class A	1,000.00	1,044.20	6.12	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	1,041.10	9.92	1,000.00	1,015.21	9.80	1.95
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund
Institutional Class	$1,000.00	$1,127.00	$4.51	$1,000.00	$1,020.69	$4.28	0.85%
Class P	1,000.00	1,126.60	5.04	1,000.00	1,020.19	4.78	0.95
Class D	1,000.00	1,125.20	6.36	1,000.00	1,018.95	6.04	1.20
Class A	1,000.00	1,124.70	6.36	1,000.00	1,018.95	6.04	1.20
Class C	1,000.00	1,120.20	10.31	1,000.00	1,015.21	9.80	1.95
PIMCO Worldwide Fundamental Advantage AR Strategy Fund
Institutional Class	$1,000.00	$958.30	$4.98	$1,000.00	$1,019.85	$5.14	1.02%
Class P	1,000.00	958.10	5.47	1,000.00	1,019.35	5.64	1.12
Class D	1,000.00	957.20	6.93	1,000.00	1,017.85	7.14	1.42
Class A	1,000.00	956.20	6.93	1,000.00	1,017.85	7.14	1.42
Class C	1,000.00	952.70	10.56	1,000.00	1,014.11	10.90	2.17
PIMCO Worldwide Long/Short Fundamental Strategy Fund(a)
Institutional Class	$1,000.00	$990.40	$3.80	$1,000.00	$1,019.00	$5.99	1.19%
Class P	1,000.00	990.00	4.11	1,000.00	1,018.50	6.49	1.29
Class D	1,000.00	988.70	5.07	1,000.00	1,017.00	8.00	1.59
Class A	1,000.00	989.20	5.07	1,000.00	1,017.00	8.00	1.59
Class C	1,000.00	987.30	7.45	1,000.00	1,013.26	11.75	2.34

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 12/04/14 for Actual expense. Expenses paid in the Actual expense section are equal to the Net Annualized Expense Ratio for the Class, multiplied by the average account value over the period, multiplied by 117/365 for the Class shares of the PIMCO Worldwide Long/Short Fundamental Strategy Fund (to reflect the period since inception date of 12/04/14). Hypothetical expenses reflect an amount as if the class had been operational for the entire fiscal half year.

ANNUAL REPORT	MARCH 31, 2015	17

Benchmark Descriptions

Index	Description

3 Month USD LIBOR Index	The 3 Month USD LIBOR (London Interbank Offered Rate) Index is an average interest rate, determined by the British Bankers Association, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI EAFE Net Dividend Index (USD Unhedged)	MSCI EAFE Net Dividend Index (USD Unhedged) is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on an unhedged basis. It is not possible to invest directly in the index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

18	PIMCO FUNDAMENTAL INDEX FUNDS

Index	Description

MSCI Emerging Markets Index (Net Dividends in USD)	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small cap market in general. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	19

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO EM Fundamental IndexPLUS® AR Strategy Fund
Institutional Class
03/31/2015	$9.54	$0.07	$(0.16)	$(0.09)	$(0.01)	$0.00	$(0.01)
03/31/2014	10.09	0.05	(0.56)	(0.51)	(0.01)	(0.03)	(0.04)
03/31/2013	10.14	0.11	0.61	0.72	(0.77)	0.00	(0.77)
03/31/2012	11.24	0.13	(0.91)	(0.78)	(0.32)	0.00	(0.32)
03/31/2011	11.10	0.13	2.52	2.65	(2.22)	(0.29)	(2.51)
Class P
03/31/2015	9.55	0.06	(0.15)	(0.09)	(0.02)	0.00	(0.02)
03/31/2014	10.12	0.06	(0.60)	(0.54)	(0.00)^	(0.03)	(0.03)
03/31/2013	10.18	0.09	0.63	0.72	(0.78)	0.00	(0.78)
03/31/2012	11.24	0.11	(0.90)	(0.79)	(0.27)	0.00	(0.27)
01/07/2011 - 03/31/2011	10.85	0.03	0.36	0.39	0.00	0.00	0.00
Administrative Class
03/31/2015	9.48	0.05	(0.16)	(0.11)	(0.00)^	0.00	(0.00)^
03/31/2014	10.06	0.03	(0.58)	(0.55)	(0.00)^	(0.03)	(0.03)
05/31/2012 - 03/31/2013	8.98	0.06	1.81	1.87	(0.79)	0.00	(0.79)
Class D
03/31/2015	9.50	0.04	(0.17)	(0.13)	(0.02)	0.00	(0.02)
05/31/2013 - 03/31/2014	9.77	0.00 ^	(0.23)	(0.23)	(0.01)	(0.03)	(0.04)
Class A
03/31/2015	9.52	0.04	(0.17)	(0.13)	(0.00)^	0.00	(0.00)^
05/31/2013 - 03/31/2014	9.77	(0.00)^	(0.21)	(0.21)	(0.01)	(0.03)	(0.04)
Class C
03/31/2015	9.44	(0.03)	(0.16)	(0.19)	(0.00)^	0.00	(0.00)^
05/31/2013 - 03/31/2014	9.77	(0.06)	(0.24)	(0.30)	(0.00)^	(0.03)	(0.03)

PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund
Institutional Class
03/31/2015	$9.96	$0.08	$(0.02)	$0.06	$(0.26)	$(0.03)	$(0.29)
12/30/2013 - 03/31/2014	10.00	0.01	(0.05)	(0.04)	0.00	0.00	0.00
Class P
03/31/2015	9.95	0.07	(0.01)	0.06	(0.26)	(0.03)	(0.29)
12/30/2013 - 03/31/2014	10.00	0.00	(0.05)	(0.05)	0.00	0.00	0.00
Class D
03/31/2015	9.95	0.02	(0.01)	0.01	(0.25)	(0.03)	(0.28)
12/30/2013 - 03/31/2014	10.00	(0.01)	(0.04)	(0.05)	0.00	0.00	0.00
Class A
03/31/2015	9.95	0.04	(0.02)	0.02	(0.24)	(0.03)	(0.27)
12/30/2013 - 03/31/2014	10.00	(0.01)	(0.04)	(0.05)	0.00	0.00	0.00
Class C
03/31/2015	9.93	(0.07)	0.01	(0.06)	(0.23)	(0.03)	(0.26)
12/30/2013 - 03/31/2014	10.00	(0.03)	(0.04)	(0.07)	0.00	0.00	0.00

PIMCO Fundamental Advantage Absolute Return Strategy Fund
Institutional Class
03/31/2015	$3.98	$0.04	$(0.14)	$(0.10)	$(0.26)	$0.00	$(0.26)
03/31/2014	4.46	0.05	0.01	0.06	(0.54)	0.00	(0.54)
03/31/2013	4.03	0.08	0.44	0.52	(0.09)	0.00	(0.09)
03/31/2012	4.41	0.09	(0.13)	(0.04)	(0.34)	0.00	(0.34)
03/31/2011	4.62	0.07	0.28	0.35	(0.56)	0.00	(0.56)
Class P
03/31/2015	3.97	0.04	(0.13)	(0.09)	(0.26)	0.00	(0.26)
03/31/2014	4.45	0.04	0.01	0.05	(0.53)	0.00	(0.53)
03/31/2013	4.02	0.09	0.42	0.51	(0.08)	0.00	(0.08)
03/31/2012	4.40	0.10	(0.14)	(0.04)	(0.34)	0.00	(0.34)
06/30/2010 - 03/31/2011	4.71	0.05	0.13	0.18	(0.49)	0.00	(0.49)

Please see footnotes on page 26.

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$9.44	(0.94)%	$3,010,359	1.15%		1.15%		1.15%		1.15%		0.73%		537%
9.54	(5.04)	5,266,628	1.20	(b)	1.20	(b)	1.20	(b)	1.20	(b)	0.55		328
10.09	6.95	5,989,049	1.25		1.25		1.25		1.25		1.08		399
10.14	(6.70)	4,715,043	1.25		1.25		1.25		1.25		1.37		774
11.24	24.97	2,399,802	1.25		1.25		1.25		1.25		1.13		517

9.44	(1.00)	7,575	1.25		1.25		1.25		1.25		0.57		537
9.55	(5.32)	9,259	1.30	(c)	1.30	(c)	1.30	(c)	1.30	(c)	0.60		328
10.12	6.91	5,648	1.35		1.35		1.35		1.35		0.89		399
10.18	(6.86)	2,771	1.35		1.35		1.35		1.35		1.14		774
11.24	3.59	30	1.35	*	1.35	*	1.35	*	1.35	*	1.36	*	517

9.37	(1.15)	263	1.40		1.40		1.40		1.40		0.48		537
9.48	(5.45)	217	1.45	(b)	1.45	(b)	1.45	(b)	1.45	(b)	0.27		328
10.06	20.64	127	1.50	*	1.50	*	1.50	*	1.50	*	0.73	*	399

9.35	(1.41)	5,393	1.55		1.55		1.55		1.55		0.39		537
9.50	(2.37)	3,420	1.59	*(d)	1.59	*(d)	1.59	*(d)	1.59	*(d)	0.03	*	328

9.39	(1.36)	10,935	1.55		1.55		1.55		1.55		0.36		537
9.52	(2.10)	3,842	1.59	*(d)	1.59	*(d)	1.59	*(d)	1.59	*(d)	(0.00	)*†	328

9.25	(2.01)	1,890	2.30		2.30		2.30		2.30		(0.34)		537
9.44	(3.02)	665	2.34	*(d)	2.34	*(d)	2.34	*(d)	2.34	*(d)	(0.75	)*	328

$9.73	0.52%	$4,607,000	1.00%		1.15%		1.00%		1.15%		0.77%		344%
9.96	(0.40)	2,470,229	1.00	*	1.20	*	1.00	*	1.20	*	0.46	*	25

9.72	0.53	153	1.10		1.25		1.10		1.25		0.67		344
9.95	(0.50)	10	1.10	*	1.30	*	1.10	*	1.30	*	(0.10	)*	25

9.68	0.03	499	1.40		1.55		1.40		1.55		0.22		344
9.95	(0.50)	25	1.40	*	1.60	*	1.40	*	1.60	*	(0.30	)*	25

9.70	0.13	480	1.40		1.55		1.40		1.55		0.34		344
9.95	(0.50)	10	1.40	*	1.60	*	1.40	*	1.60	*	(0.41	)*	25

9.61	(0.73)	403	2.15		2.30		2.15		2.30		(0.68)		344
9.93	(0.70)	10	2.15	*	2.35	*	2.15	*	2.35	*	(1.16	)*	25

$3.62	(2.61)%	$2,354,316	0.90%		0.90%		0.89%		0.89%		1.13%		413%
3.98	1.57	3,158,822	0.89		0.89		0.89		0.89		1.09		262
4.46	12.83	3,172,910	0.90		0.90		0.89		0.89		1.94		321
4.03	(0.77)	1,490,114	0.91		0.91		0.89		0.89		2.10		629
4.41	7.74	4,645,834	0.89		0.89		0.89		0.89		1.40		512

3.62	(2.45)	23,634	1.00		1.00		0.99		0.99		1.05		413
3.97	1.45	44,362	0.99		0.99		0.99		0.99		1.01		262
4.45	12.71	51,049	1.00		1.00		0.99		0.99		2.03		321
4.02	(0.81)	22,608	1.01		1.01		0.99		0.99		2.30		629
4.40	4.04	16,685	0.99	*	0.99	*	0.99	*	0.99	*	1.48	*	512

Please see footnotes on page 26.

ANNUAL REPORT	MARCH 31, 2015	21

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)
Class D
03/31/2015	$3.90	$0.03		$(0.14)	$(0.11)	$(0.25)	$0.00	$(0.25)
03/31/2014	4.38	0.03		0.01	0.04	(0.52)	0.00	(0.52)
03/31/2013	3.96	0.07		0.41	0.48	(0.06)	0.00	(0.06)
03/31/2012	4.34	0.08		(0.13)	(0.05)	(0.33)	0.00	(0.33)
03/31/2011	4.56	0.05		0.27	0.32	(0.54)	0.00	(0.54)
Class A
03/31/2015	3.92	0.03		(0.13)	(0.10)	(0.25)	0.00	(0.25)
03/31/2014	4.40	0.03		0.01	0.04	(0.52)	0.00	(0.52)
03/31/2013	3.97	0.07		0.41	0.48	(0.05)	0.00	(0.05)
03/31/2012	4.35	0.08		(0.13)	(0.05)	(0.33)	0.00	(0.33)
03/31/2011	4.57	0.05		0.27	0.32	(0.54)	0.00	(0.54)
Class C
03/31/2015	3.94	(0.00	)^	(0.14)	(0.14)	(0.22)	0.00	(0.22)
03/31/2014	4.43	(0.00	)^	0.01	0.01	(0.50)	0.00	(0.50)
03/31/2013	3.99	0.04		0.42	0.46	(0.02)	0.00	(0.02)
03/31/2012	4.38	0.05		(0.13)	(0.08)	(0.31)	0.00	(0.31)
03/31/2011	4.61	0.01		0.27	0.28	(0.51)	0.00	(0.51)

PIMCO Fundamental IndexPLUS® AR Fund
Institutional Class
03/31/2015	$7.01	$0.04		$0.56	$0.60	$(0.45)	$(0.60)	$(1.05)
03/31/2014	6.57	0.05		1.35	1.40	(0.96)	0.00	(0.96)
03/31/2013	5.86	0.08		1.37	1.45	(0.74)	0.00	(0.74)
03/31/2012	5.94	0.09		0.49	0.58	(0.66)	0.00	(0.66)
03/31/2011	6.07	0.15		1.16	1.31	(1.44)	0.00	(1.44)
Class P
03/31/2015	6.98	0.03		0.56	0.59	(0.45)	(0.60)	(1.05)
03/31/2014	6.55	0.05		1.33	1.38	(0.95)	0.00	(0.95)
03/31/2013	5.85	0.07		1.37	1.44	(0.74)	0.00	(0.74)
03/31/2012	5.93	0.09		0.48	0.57	(0.65)	0.00	(0.65)
03/31/2011	6.07	0.14		1.15	1.29	(1.43)	0.00	(1.43)
Administrative Class
03/31/2015	6.90	0.02		0.55	0.57	(0.44)	(0.60)	(1.04)
03/31/2014	6.48	0.04		1.33	1.37	(0.95)	0.00	(0.95)
03/31/2013	5.80	0.06		1.34	1.40	(0.72)	0.00	(0.72)
03/31/2012	5.88	0.08		0.49	0.57	(0.65)	0.00	(0.65)
03/31/2011	6.03	0.13		1.14	1.27	(1.42)	0.00	(1.42)
Class D
03/31/2015	6.78	0.01		0.55	0.56	(0.43)	(0.60)	(1.03)
03/31/2014	6.39	0.03		1.30	1.33	(0.94)	0.00	(0.94)
03/31/2013	5.72	0.05		1.33	1.38	(0.71)	0.00	(0.71)
03/31/2012	5.81	0.07		0.47	0.54	(0.63)	0.00	(0.63)
03/31/2011	5.97	0.12		1.14	1.26	(1.42)	0.00	(1.42)
Class A
03/31/2015	6.80	0.01		0.54	0.55	(0.43)	(0.60)	(1.03)
03/31/2014	6.40	0.02		1.32	1.34	(0.94)	0.00	(0.94)
03/31/2013	5.72	0.05		1.33	1.38	(0.70)	0.00	(0.70)
03/31/2012	5.81	0.07		0.48	0.55	(0.64)	0.00	(0.64)
03/31/2011	5.98	0.12		1.13	1.25	(1.42)	0.00	(1.42)
Class C
03/31/2015	6.47	(0.04)		0.52	0.48	(0.39)	(0.60)	(0.99)
03/31/2014	6.16	(0.03)		1.25	1.22	(0.91)	0.00	(0.91)
03/31/2013	5.51	0.01		1.28	1.29	(0.64)	0.00	(0.64)
03/31/2012	5.63	0.03		0.45	0.48	(0.60)	0.00	(0.60)
03/31/2011	5.84	0.08		1.09	1.17	(1.38)	0.00	(1.38)

Please see footnotes on page 26.

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$3.54	(3.02)%	$47,957	1.30%	1.30%	1.29%	1.29%	0.76%	413%
3.90	1.24	61,031	1.29	1.29	1.29	1.29	0.70	262
4.38	12.24	53,320	1.30	1.30	1.29	1.29	1.73	321
3.96	(1.08)	41,035	1.31	1.31	1.29	1.29	1.90	629
4.34	7.19	76,463	1.29	1.29	1.29	1.29	1.02	512

3.57	(2.82)	29,625	1.30	1.30	1.29	1.29	0.74	413
3.92	1.24	76,013	1.29	1.29	1.29	1.29	0.69	262
4.40	12.21	58,810	1.30	1.30	1.29	1.29	1.78	321
3.97	(1.05)	66,096	1.31	1.31	1.29	1.29	1.90	629
4.35	7.29	93,291	1.29	1.29	1.29	1.29	1.10	512

3.58	(3.65)	22,367	2.05	2.05	2.04	2.04	0.00	413
3.94	0.36	38,619	2.04	2.04	2.04	2.04	(0.08)	262
4.43	11.53	21,996	2.05	2.05	2.04	2.04	1.02	321
3.99	(1.88)	20,658	2.06	2.06	2.04	2.04	1.16	629
4.38	6.33	25,766	2.04	2.04	2.04	2.04	0.32	512

$6.56	8.80%	$1,055,142	0.80%	0.80%	0.79%	0.79%	0.59%	390%
7.01	22.36	1,350,370	0.79	0.79	0.79	0.79	0.80	424
6.57	26.73	1,010,658	0.79	0.79	0.79	0.79	1.29	506
5.86	10.92	351,353	0.79	0.79	0.79	0.79	1.59	1,047
5.94	25.43	210,946	0.80	0.80	0.79	0.79	2.55	453

6.52	8.61	616,784	0.90	0.90	0.89	0.89	0.47	390
6.98	22.20	368,467	0.89	0.89	0.89	0.89	0.68	424
6.55	26.55	153,162	0.89	0.89	0.89	0.89	1.22	506
5.85	10.91	22,443	0.89	0.89	0.89	0.89	1.56	1,047
5.93	25.17	6,672	0.90	0.90	0.89	0.89	2.40	453

6.43	8.40	37,774	1.05	1.05	1.04	1.04	0.33	390
6.90	22.12	36,155	1.04	1.04	1.04	1.04	0.56	424
6.48	26.13	30,040	1.04	1.04	1.04	1.04	1.00	506
5.80	10.87	2,163	1.04	1.04	1.04	1.04	1.44	1,047
5.88	24.89	59	1.05	1.05	1.04	1.04	2.26	453

6.31	8.43	607,284	1.20	1.20	1.19	1.19	0.18	390
6.78	21.86	622,117	1.19	1.19	1.19	1.19	0.39	424
6.39	26.04	429,208	1.19	1.19	1.19	1.19	0.91	506
5.72	10.53	91,205	1.19	1.19	1.19	1.19	1.34	1,047
5.81	24.99	81,839	1.20	1.20	1.19	1.19	2.15	453

6.32	8.24	785,656	1.20	1.20	1.19	1.19	0.17	390
6.80	22.03	745,005	1.19	1.19	1.19	1.19	0.37	424
6.40	26.10	291,184	1.19	1.19	1.19	1.19	0.92	506
5.72	10.62	97,573	1.19	1.19	1.19	1.19	1.33	1,047
5.81	24.77	69,302	1.20	1.20	1.19	1.19	2.09	453

5.96	7.54	559,797	1.95	1.95	1.94	1.94	(0.58)	390
6.47	20.87	415,212	1.94	1.94	1.94	1.94	(0.40)	424
6.16	25.19	115,909	1.94	1.94	1.94	1.94	0.17	506
5.51	9.71	33,921	1.94	1.94	1.94	1.94	0.56	1,047
5.63	23.86	20,521	1.95	1.95	1.94	1.94	1.37	453

Please see footnotes on page 26.

ANNUAL REPORT	MARCH 31, 2015	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO International Fundamental IndexPLUS® AR Strategy Fund
Institutional Class
03/31/2015	$12.56	$0.24		$(1.08)	$(0.84)	$(0.34)	$(2.43)	$(2.77)
03/31/2014	11.26	0.14		2.73	2.87	(1.54)	(0.03)	(1.57)
03/31/2013	11.37	0.12		1.65	1.77	(1.70)	(0.18)	(1.88)
09/30/2011 - 03/31/2012	10.00	0.05		1.43	1.48	(0.11)	0.00	(0.11)
Class P
05/30/2014 - 03/31/2015	12.91	0.16		(1.37)	(1.21)	(0.34)	(2.43)	(2.77)
Class D
03/31/2015	12.55	0.20		(1.09)	(0.89)	(0.30)	(2.43)	(2.73)
02/28/2014 - 03/31/2014	12.61	0.01		(0.07)	(0.06)	0.00	0.00	0.00
Class A
03/31/2015	12.56	0.20		(1.09)	(0.89)	(0.29)	(2.43)	(2.72)
02/28/2014 - 03/31/2014	12.61	0.01		(0.06)	(0.05)	0.00	0.00	0.00
Class C
03/31/2015	12.55	0.11		(1.08)	(0.97)	(0.27)	(2.43)	(2.70)
02/28/2014 - 03/31/2014	12.61	(0.00	)^	(0.06)	(0.06)	0.00	0.00	0.00

PIMCO Intl Low Volatility RAFI®-PLUS AR Fund
Institutional Class
03/31/2015	$10.13	$0.12		$0.23	$0.35	$(0.36)	$(0.00)^	$(0.36)
12/30/2013 - 03/31/2014	10.00	0.02		0.11	0.13	0.00	0.00	0.00
Class P
03/31/2015	10.13	0.09		0.25	0.34	(0.36)	(0.00)^	(0.36)
12/30/2013 - 03/31/2014	10.00	0.00	^	0.13	0.13	0.00	0.00	0.00
Class D
03/31/2015	10.12	0.10		0.23	0.33	(0.35)	(0.00)^	(0.35)
12/30/2013 - 03/31/2014	10.00	0.00	^	0.12	0.12	0.00	0.00	0.00
Class A
03/31/2015	10.12	0.08		0.24	0.32	(0.35)	(0.00)^	(0.35)
12/30/2013 - 03/31/2014	10.00	0.00	^	0.12	0.12	0.00	0.00	0.00
Class C
03/31/2015	10.10	(0.01)		0.26	0.25	(0.32)	(0.00)^	(0.32)
12/30/2013 - 03/31/2014	10.00	(0.02)		0.12	0.10	0.00	0.00	0.00

PIMCO Low Volatility RAFI®-PLUS AR Fund
Institutional Class
03/31/2015	$10.32	$0.07		$1.09	$1.16	$(0.67)	$0.00	$(0.67)
12/30/2013 - 03/31/2014	10.00	0.01		0.31	0.32	0.00	0.00	0.00
Class P
03/31/2015	10.32	0.05		1.10	1.15	(0.67)	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	0.01		0.31	0.32	0.00	0.00	0.00
Class D
03/31/2015	10.31	0.02		1.10	1.12	(0.66)	0.00	(0.66)
12/30/2013 - 03/31/2014	10.00	0.00	^	0.31	0.31	0.00	0.00	0.00
Class A
03/31/2015	10.31	0.01		1.11	1.12	(0.67)	0.00	(0.67)
12/30/2013 - 03/31/2014	10.00	(0.00	)^	0.31	0.31	0.00	0.00	0.00
Class C
03/31/2015	10.29	(0.07)		1.11	1.04	(0.64)	0.00	(0.64)
12/30/2013 - 03/31/2014	10.00	(0.02)		0.31	0.29	0.00	0.00	0.00

Please see footnotes on page 26.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$8.95	(6.53)%	$1,096,358	0.83%		0.83%		0.82%		0.82%		2.07%		857%
12.56	26.29	2,805,349	0.84	(e)	0.84	(e)	0.83	(e)	0.83	(e)	1.18		414
11.26	16.05	3,418,499	0.85		0.85		0.84		0.84		1.05		452
11.37	14.77	1,258,123	0.84	*	0.85	*	0.84	*	0.85	*	0.83	*	347

8.93	(9.17)	2,752	0.93	*	0.93	*	0.92	*	0.92	*	2.00	*	857

8.93	(6.89)	9,814	1.18		1.18		1.17		1.17		1.82		857
12.55	(0.48)	210	1.18	*	1.18	*	1.17	*	1.17	*	1.02	*	414

8.95	(6.96)	2,425	1.18		1.18		1.17		1.17		1.78		857
12.56	(0.40)	4,059	1.18	*	1.18	*	1.17	*	1.17	*	1.10	*	414

8.88	(7.60)	1,859	1.93		1.93		1.92		1.92		1.07		857
12.55	(0.48)	53	1.93	*	1.93	*	1.92	*	1.92	*	0.37	*	414

$10.12	3.61%	$2,488,373	0.82%		0.82%		0.82%		0.82%		1.20%		545%
10.13	1.30	2,007,386	0.82	*	0.85	*	0.82	*	0.85	*	0.86	*	31

10.11	3.52	319	0.92		0.92		0.92		0.92		0.92		545
10.13	1.30	33	0.92	*	0.95	*	0.92	*	0.95	*	0.18	*	31

10.10	3.40	362	1.17		1.17		1.17		1.17		0.95		545
10.12	1.20	21	1.17	*	1.20	*	1.17	*	1.20	*	0.03	*	31

10.09	3.25	1,110	1.17		1.17		1.17		1.17		0.73		545
10.12	1.20	48	1.17	*	1.20	*	1.17	*	1.20	*	0.09	*	31

10.03	2.59	325	1.92		1.92		1.92		1.92		(0.11)		545
10.10	1.00	15	1.92	*	1.95	*	1.92	*	1.95	*	(0.79	)*	31

$10.81	11.15%	$1,055,948	0.79%		0.79%		0.79%		0.79%		0.63%		691%
10.32	3.20	107,050	0.79	*	0.96	*	0.79	*	0.96	*	0.43	*	227

10.80	11.05	1,082	0.89		0.89		0.89		0.89		0.43		691
10.32	3.20	10	0.89	*	1.06	*	0.89	*	1.06	*	0.24	*	227

10.77	10.69	5,401	1.19		1.19		1.19		1.19		0.14		691
10.31	3.10	20	1.19	*	1.36	*	1.19	*	1.36	*	0.05	*	227

10.76	10.73	15,403	1.19		1.19		1.19		1.19		0.05		691
10.31	3.10	10	1.19	*	1.36	*	1.19	*	1.36	*	(0.07	)*	227

10.69	10.01	9,804	1.94		1.94		1.94		1.94		(0.67)		691
10.29	2.90	10	1.94	*	2.11	*	1.94	*	2.11	*	(0.82	)*	227

Please see footnotes on page 26.

ANNUAL REPORT	MARCH 31, 2015	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions

PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund
Institutional Class
03/31/2015	$12.33	$0.23		$0.60	$0.83	$(0.77)	$0.00	$(0.77)
03/31/2014	13.17	0.18		3.03	3.21	(4.00)	(0.05)	(4.05)
03/31/2013	12.42	0.17		2.62	2.79	(1.83)	(0.21)	(2.04)
09/30/2011 - 03/31/2012	10.00	0.05		3.13	3.18	(0.76)	0.00	(0.76)
Class P
05/30/2014 - 03/31/2015	12.01	0.13		1.02	1.15	(0.78)	0.00	(0.78)
Class D
03/31/2015	12.32	0.17		0.63	0.80	(0.75)	0.00	(0.75)
02/28/2014 - 03/31/2014	12.20	0.02		0.10	0.12	0.00	0.00	0.00
Class A
03/31/2015	12.32	0.12		0.66	0.78	(0.76)	0.00	(0.76)
02/28/2014 - 03/31/2014	12.20	0.02		0.10	0.12	0.00	0.00	0.00
Class C
03/31/2015	12.31	0.06		0.63	0.69	(0.73)	0.00	(0.73)
02/28/2014 - 03/31/2014	12.20	0.01		0.10	0.11	0.00	0.00	0.00

PIMCO Worldwide Fundamental Advantage AR Strategy Fund
Institutional Class
03/31/2015	$10.06	$0.13		$(0.71)	$(0.58)	$(0.19)	$0.00	$(0.19)
03/31/2014	10.00	0.09		0.12	0.21	(0.15)	0.00	(0.15)
11/30/2012 - 03/31/2013	10.00	0.02		0.14	0.16	(0.16)	0.00	(0.16)
Class P
03/31/2015	10.05	0.14		(0.73)	(0.59)	(0.18)	0.00	(0.18)
03/31/2014	10.01	0.09		0.09	0.18	(0.14)	0.00	(0.14)
Class D
03/31/2015	10.05	0.09		(0.70)	(0.61)	(0.15)	0.00	(0.15)
03/31/2014	10.01	0.05		0.11	0.16	(0.12)	0.00	(0.12)
Class A
03/31/2015	10.04	0.10		(0.72)	(0.62)	(0.15)	0.00	(0.15)
03/31/2014	10.01	0.06		0.11	0.17	(0.14)	0.00	(0.14)
Class C
03/31/2015	9.99	0.02		(0.70)	(0.68)	(0.10)	0.00	(0.10)
03/31/2014	10.01	(0.02)		0.10	0.08	(0.10)	0.00	(0.10)

PIMCO Worldwide Long/Short Fundamental Strategy Fund
Institutional Class
12/04/2014 - 03/31/2015	$10.00	$0.02		$(0.12)	$(0.10)	$(0.08)	$0.00	$(0.08)
Class P
12/04/2014 - 03/31/2015	10.00	0.01		(0.11)	(0.10)	(0.08)	0.00	(0.08)
Class D
12/04/2014 - 03/31/2015	10.00	(0.00	)^	(0.11)	(0.11)	(0.08)	0.00	(0.08)
Class A
12/04/2014 - 03/31/2015	10.00	0.00	^	(0.11)	(0.11)	(0.07)	0.00	(0.07)
Class C
12/04/2014 - 03/31/2015	10.00	(0.02)		(0.11)	(0.13)	(0.06)	0.00	(0.06)

*	Annualized
^	Reflects an amount rounding to less than one cent.
†	Reflects an amount less than 0.005%.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(c)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.40%.
(d)	Effective October 1, 2013, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.45%.
(e)	Effective October 1, 2013, the Fund’s advisory fee was decreased by 0.02% to an annual rate of 0.57%.
(f)

Includes reimbursement by Adviser. See Note 9 in the Notes to Financial Statements. Excluding such reimbursement, the Total Return would have been (0.96)% for the Institutional Class, (1.10)% for Class P, (1.13)% for Class D, (1.18)% for Class A, and (1.37)% for Class C.

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return		Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$12.39	6.82%		$391,557	0.85%		0.85%		0.84%		0.84%		1.85%		722%
12.33	26.01		531,938	0.84		0.84		0.84		0.84		1.36		378
13.17	25.22		526,969	0.84		0.84		0.84		0.84		1.40		385
12.42	32.56		417,462	0.84	*	0.86	*	0.84	*	0.86	*	0.91	*	227

12.38	9.64		4,475	0.95	*	0.95	*	0.94	*	0.94	*	1.31	*	722

12.37	6.56		6,897	1.20		1.20		1.19		1.19		1.41		722
12.32	0.98		637	1.19	*	1.19	*	1.19	*	1.19	*	2.38	*	378

12.34	6.45		6,255	1.20		1.20		1.19		1.19		0.99		722
12.32	0.98		68	1.19	*	1.19	*	1.19	*	1.19	*	2.20	*	378

12.27	5.67		4,536	1.95		1.95		1.94		1.94		0.53		722
12.31	0.90		35	1.94	*	1.94	*	1.94	*	1.94	*	1.47	*	378

$9.29	(5.77)%		$1,822,885	1.00%		1.00%		0.99%		0.99%		1.37%		561%
10.06	2.14		3,699,023	0.99		0.99		0.99		0.99		0.87		394
10.00	1.57		2,509,511	0.99	*	1.01	*	0.99	*	1.01	*	0.46	*	127

9.28	(5.87)		20	1.10		1.10		1.09		1.09		1.44		561
10.05	1.85		61	1.09		1.09		1.09		1.09		0.91		394

9.29	(6.11)		75	1.40		1.40		1.39		1.39		0.96		561
10.05	1.64		144	1.39		1.39		1.39		1.39		0.51		394

9.27	(6.15)		277	1.40		1.40		1.39		1.39		1.01		561
10.04	1.71		514	1.39		1.39		1.39		1.39		0.60		394

9.21	(6.83)		62	2.15		2.15		2.14		2.14		0.23		561
9.99	0.87		79	2.14		2.14		2.14		2.14		(0.17)		394

$9.82	(0.96	)%(f)	$3,224,507	1.19	%*	1.19	%*	1.19	%*	1.19	%*	0.52	%*	136%

9.82	(1.00	)(f)	11	1.29	*	1.29	*	1.29	*	1.29	*	0.45	*	136

9.81	(1.13	)(f)	197	1.59	*	1.59	*	1.59	*	1.59	*	(0.01	)*	136

9.82	(1.08	)(f)	62	1.59	*	1.59	*	1.59	*	1.59	*	0.10	*	136

9.81	(1.27	)(f)	22	2.34	*	2.34	*	2.34	*	2.34	*	(0.64	)*	136

ANNUAL REPORT	MARCH 31, 2015	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Fundamental Advantage Absolute Return Strategy Fund	PIMCO Fundamental IndexPLUS® AR Fund

Assets:
Investments, at value
Investments in securities*	$3,295,076	$4,005,071	$2,236,455	$3,424,216
Investments in Affiliates	448,425	1,063,432	403,023	406,613
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,142	3,876	3,618	3,656
Over the counter	123,206	207,428	172,053	258,181
Cash	0	102	0	626
Deposits with counterparty	22,729	18,309	4,050	42,215
Foreign currency, at value	5,203	6,808	1,881	5,734
Receivable for investments sold	1,853,315	1,659,299	926,109	1,157,426
Receivable for Fund shares sold	2,390	16	158	5,552
Interest and dividends receivable	13,333	16,446	11,508	19,713
Dividends receivable from Affiliates	177	351	118	172
Other assets	0	0	0	0
	5,766,996	6,981,138	3,758,973	5,324,104

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$274	$109
Payable for sale-buyback transactions	0	0	13,301	30,852
Payable for short sales	1,065,367	1,226,693	490,283	769,390
Financial Derivative Instruments
Exchange-traded or centrally cleared	7,676	10,600	6,783	8,623
Over the counter	184,293	160,140	191,049	114,077
Payable for investments purchased	1,217,925	905,606	504,255	571,192
Payable for investments in Affiliates purchased	177	351	118	172
Deposits from counterparty	51,811	65,166	72,510	153,980
Payable for Fund shares redeemed	200,120	0	427	9,770
Overdraft due to custodian	117	0	211	0
Accrued investment advisory fees	2,276	2,677	1,301	1,659
Accrued supervisory and administrative fees	806	1,148	523	1,066
Accrued distribution fees	2	0	24	487
Accrued servicing fees	3	0	11	282
Reimbursement to PIMCO	0	206	0	0
Other liabilities	8	16	4	8
	2,730,581	2,372,603	1,281,074	1,661,667

Net Assets	$3,036,415	$4,608,535	$2,477,899	$3,662,437

Net Assets Consist of:
Paid in capital	$3,265,075	$4,796,856	$3,465,391	$3,581,504
Undistributed (overdistributed) net investment income	(64,050)	(19,164)	22,027	25,461
Accumulated undistributed net realized gain (loss)	(41,461)	(15,695)	(953,644)	37,695
Net unrealized appreciation (depreciation)	(123,149)	(153,462)	(55,875)	17,777
	$3,036,415	$4,608,535	$2,477,899	$3,662,437

Cost of Investments in securities	$3,291,634	$4,054,814	$2,239,504	$3,494,071
Cost of Investments in Affiliates	$448,347	$1,063,513	$402,964	$406,571
Cost of Foreign Currency Held	$5,236	$6,817	$1,885	$5,314
Proceeds Received on Short Sales	$1,059,366	$1,221,359	$487,933	$765,427
Cost or Premiums of Financial Derivative Instruments, net	$(5,046)	$(6,455)	$(6,646)	$(11,660)

* Includes repurchase agreements of:	$333	$0	$615	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

PIMCO International Fundamental IndexPLUS® AR Strategy Fund	PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Low Volatility RAFI®-PLUS AR Fund	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	PIMCO Worldwide Fundamental Advantage AR Strategy Fund	PIMCO Worldwide Long/Short Fundamental Strategy Fund

$1,042,647	$2,197,574	$845,255	$332,686	$1,890,027	$2,119,740
151,712	409,927	267,095	86,629	242,325	1,097,117

1,957	2,896	986	498	1,206	4,050
73,423	177,975	65,576	29,302	92,251	159,376
0	9,887	0	0	66	853
8,818	10,505	3,918	2,854	12,104	7,200
2,852	4,789	1,650	1,072	4,293	7,305
468,498	1,075,910	383,724	139,646	678,780	600,205
586	53	65	734	0	0
6,373	10,072	3,087	2,124	11,092	12,193
59	123	109	30	75	0
4	0	0	0	0	0
1,756,929	3,899,711	1,571,465	595,575	2,932,219	4,008,039

$11,281	$0	$0	$0	$116,706	$0
18,266	0	0	0	42,199	20,622
210,175	622,237	211,613	72,659	403,085	491,495

3,876	5,941	2,652	985	4,939	8,139
91,861	43,165	21,129	10,620	158,442	74,703
265,998	546,774	204,438	75,713	339,799	78,344
59	123	109	30	75	0
41,233	189,161	42,959	21,533	42,143	106,869
151	44	66	5	0	0
36	0	40	15	0	0
540	1,201	522	201	1,127	2,421
238	527	245	87	381	644
3	0	7	4	0	0
1	0	5	2	0	0
0	43	38	0	0	1
3	6	4	1	4	2
643,721	1,409,222	483,827	181,855	1,108,900	783,240

$1,113,208	$2,490,489	$1,087,638	$413,720	$1,823,319	$3,224,799

$1,257,065	$2,527,309	$1,081,583	$374,909	$2,085,790	$3,233,424
(9,739)	3,398	(5,073)	1,868	(28,936)	(20,944)
(36,857)	(17,716)	4,691	33,102	(94,378)	(9,697)
(97,261)	(22,502)	6,437	3,841	(139,157)	22,016
$1,113,208	$2,490,489	$1,087,638	$413,720	$1,823,319	$3,224,799

$1,091,768	$2,263,791	$850,323	$340,264	$1,921,986	$2,164,934
$151,698	$409,824	$267,035	$86,620	$242,294	$1,096,962
$2,926	$4,809	$1,663	$1,077	$4,309	$8,109
$209,506	$620,087	$211,079	$72,389	$401,294	$487,992
$(1,231)	$(2,920)	$(1,389)	$(2,078)	$(1,930)	$(6,521)

$599	$520	$321	$609	$0	$0

ANNUAL REPORT	MARCH 31, 2015	29

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands, except per share amounts)	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Fundamental Advantage Absolute Return Strategy Fund	PIMCO Fundamental IndexPLUS® AR Fund

Net Assets:
Institutional Class	$3,010,359	$4,607,000	$2,354,316	$1,055,142
Class P	7,575	153	23,634	616,784
Administrative Class	263	NA	NA	37,774
Class D	5,393	499	47,957	607,284
Class A	10,935	480	29,625	785,656
Class C	1,890	403	22,367	559,797

Shares Issued and Outstanding:
Institutional Class	319,035	473,709	650,094	160,961
Class P	802	16	6,533	94,556
Administrative Class	28	NA	NA	5,871
Class D	577	51	13,535	96,316
Class A	1,165	49	8,309	124,333
Class C	204	42	6,241	93,909

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$9.44	$9.73	$3.62	$6.56
Class P	9.44	9.72	3.62	6.52
Administrative Class	9.37	NA	NA	6.43
Class D	9.35	9.68	3.54	6.31
Class A	9.39	9.70	3.57	6.32
Class C	9.25	9.61	3.58	5.96

^	With respect to the A and C Classes, the redemption price varies by the length of time shares are held.

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

PIMCO International Fundamental IndexPLUS® AR Strategy Fund	PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Low Volatility RAFI®-PLUS AR Fund	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	PIMCO Worldwide Fundamental Advantage AR Strategy Fund	PIMCO Worldwide Long/Short Fundamental Strategy Fund

$1,096,358	$2,488,373	$1,055,948	$391,557	$1,822,885	$3,224,507
2,752	319	1,082	4,475	20	11
NA	NA	NA	NA	NA	NA
9,814	362	5,401	6,897	75	197
2,425	1,110	15,403	6,255	277	62
1,859	325	9,804	4,536	62	22

122,558	245,783	97,667	31,596	196,243	328,214
308	32	100	361	2	1
NA	NA	NA	NA	NA	NA
1,099	36	501	558	8	20
271	110	1,432	507	30	6
209	32	918	370	7	2

$8.95	$10.12	$10.81	$12.39	$9.29	$9.82
8.93	10.11	10.80	12.38	9.28	9.82
NA	NA	NA	NA	NA	NA
8.93	10.10	10.77	12.37	9.29	9.81
8.95	10.09	10.76	12.34	9.27	9.82
8.88	10.03	10.69	12.27	9.21	9.81

ANNUAL REPORT	MARCH 31, 2015	31

Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Fundamental Advantage Absolute Return Strategy Fund	PIMCO Fundamental IndexPLUS® AR Fund

Investment Income:
Interest, net of foreign taxes*	$68,542	$67,157	$56,344	$46,231
Dividends	901	14	943	0
Dividends from Investments in Affiliates	6,366	13,103	7,448	7,584
Total Income	75,809	80,274	64,735	53,815

Expenses:
Investment advisory fees	34,234	38,365	20,442	21,161
Supervisory and administrative fees	12,127	13,544	8,250	13,366
Distribution and/or servicing fees - Administrative Class	1	0	0	102
Distribution and/or servicing fees - Class D	12	1	150	1,755
Distribution fees - Class C	12	1	243	3,711
Servicing fees - Class A	23	4	140	2,028
Servicing fees - Class C	4	0	81	1,237
Trustee fees	11	15	10	13
Interest expense	157	176	182	208
Organizational expense	0	0	0	0
Miscellaneous expense	5	222	1	5
Total Expenses	46,586	52,328	29,499	43,586
Waiver and/or Reimbursement by PIMCO	0	(6,785)	0	0
Net Expenses	46,586	45,543	29,499	43,586

Net Investment Income	29,223	34,731	35,236	10,229

Net Realized Gain (Loss):
Investments in securities	(49,727)	(64,984)	(52,688)	(31,981)
Investments in Affiliates	(3,488)	(9,465)	(5,506)	(4,829)
Exchange-traded or centrally cleared financial derivative instruments	3,441	(44,143)	(1,141)	9,381
Over the counter financial derivative instruments	218,733	192,891	(75,828)	437,339
Foreign currency	(2,270)	(9,596)	(5,215)	(2,944)
Net Realized Gain (Loss)	166,689	64,703	(140,378)	406,966

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(58,368)	(60,501)	(47,325)	(94,498)
Investments in Affiliates	271	(121)	36	(79)
Exchange-traded or centrally cleared financial derivative instruments	(67,476)	(149,560)	(41,669)	(58,523)
Over the counter financial derivative instruments	(7,451)	(17,779)	94,842	43,203
Foreign currency assets and liabilities	(776)	(799)	(408)	(606)
Net Change in Unrealized Appreciation (Depreciation)	(133,800)	(228,760)	5,476	(110,503)
Net Gain (Loss)	32,889	(164,057)	(134,902)	296,463

Net Increase (Decrease) in Net Assets Resulting from Operations	$62,112	$(129,326)	$(99,666)	$306,692

* Foreign tax withholdings	$0	$585	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Period from December 4, 2014 to March 31, 2015.
(2)	Includes $2,372 reimbursement by Adviser. See Note 9 in the Notes to Financial Statements.

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO International Fundamental IndexPLUS® AR Strategy Fund	PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	PIMCO Low Volatility RAFI®-PLUS AR Fund	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	PIMCO Worldwide Fundamental Advantage AR Strategy Fund	PIMCO Worldwide Long/Short Fundamental Strategy Fund (1)

$50,750	$58,783	$6,703	$10,455	$74,563	$8,831
496	14	14	167	483	0
5,470	4,007	5,642	1,016	5,199	3,751
56,716	62,804	12,359	11,638	80,245	12,582

11,180	17,652	4,655	2,546	25,072	6,829
4,920	7,745	2,174	1,089	8,471	1,816
0	0	0	0	0	0
28	4	7	13	1	0
7	1	28	15	1	0
10	3	14	4	1	0
2	0	9	5	0	0
6	10	4	1	11	4
138	117	36	34	307	20
0	0	0	0	0	48
1	45	42	1	1	0
16,292	25,577	6,969	3,708	33,865	8,717
0	(2)	(4)	0	0	(47)
16,292	25,575	6,965	3,708	33,865	8,670

40,424	37,229	5,394	7,930	46,380	3,912

(36,861)	(62,494)	(14,591)	946	(24,074)	1,311 (2)
(4,673)	(2,509)	(4,725)	(727)	(3,387)	(2,489)
(33,649)	(38,518)	5,275	(7,933)	(87,678)	(9,660)
332,063	144,446	91,042	69,358	47,857	(7,491)
(7,389)	4,701	1,118	(987)	(7,588)	377
249,491	45,626	78,119	60,657	(74,870)	(17,952)

(75,550)	(73,806)	(6,542)	(19,693)	(69,987)	(48,696)
416	66	57	1	197	155
(27,657)	(88,125)	(33,148)	(7,325)	(33,812)	(19,500)
(346,169)	130,882	43,455	(14,373)	(74,742)	90,407
(510)	(465)	(94)	(140)	(645)	(350)
(449,470)	(31,448)	3,728	(41,530)	(178,989)	22,016
(199,979)	14,178	81,847	19,127	(253,859)	4,064

$(159,555)	$51,407	$87,241	$27,057	$(207,479)	$7,976

$0	$375	$29	$0	$0	$1

ANNUAL REPORT	MARCH 31, 2015	33

Statements of Changes in Net Assets

	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund		PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund		PIMCO Fundamental Advantage Absolute Return Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Period from December 30, 2013 to March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$29,223	$36,179	$34,731	$403	$35,236	$35,524
Net realized gain (loss)	166,689	(432,765)	64,703	(1,477)	(140,378)	203,156
Net change in unrealized appreciation (depreciation)	(133,800)	(46,382)	(228,760)	75,298	5,476	(194,894)
Net increase (decrease) in net assets resulting from operations	62,112	(442,968)	(129,326)	74,224	(99,666)	43,786

Distributions to Shareholders:
From net investment income
Institutional Class	(4,906)	(8,496)	(120,424)	0	(196,851)	(369,094)
Class P	(75)	(0)	(5)	0	(2,944)	(6,443)
Administrative Class	0	(0)	0	0	0	0
Class D	(17)	(1)	(20)	0	(4,085)	(6,254)
Class A	(1)	(6)	(47)	0	(3,850)	(8,490)
Class C	0	(0)	(5)	0	(1,976)	(3,914)
From net realized capital gains
Institutional Class	0	(25,811)	(12,711)	0	0	0
Class P	0	(12)	(1)	0	0	0
Administrative Class	0	(1)	0	0	0	0
Class D	0	(6)	(1)	0	0	0
Class A	0	(10)	(6)	0	0	0
Class C	0	(2)	(1)	0	0	0

Total Distributions	(4,999)	(34,345)	(133,221)	0	(209,706)	(394,195)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(2,304,729)	(233,480)	2,400,798	2,396,060	(591,576)	371,171

Total Increase (Decrease) in Net Assets	(2,247,616)	(710,793)	2,138,251	2,470,284	(900,948)	20,762

Net Assets:
Beginning of year or period	5,284,031	5,994,824	2,470,284	0	3,378,847	3,358,085
End of year or period*	$3,036,415	$5,284,031	$4,608,535	$2,470,284	$2,477,899	$3,378,847

* Including undistributed (overdistributed) net investment income of:	$(64,050)	$(252,976)	$(19,164)	$(1,494)	$22,027	$175,669

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO Fundamental IndexPLUS® AR Fund		PIMCO International Fundamental IndexPLUS® AR Strategy Fund		PIMCO Intl Low Volatility RAFI®-PLUS AR Fund		PIMCO Low Volatility RAFI®-PLUS AR Fund

Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Period from December 30, 2013 to March 31, 2014	Year Ended March 31, 2015	Period from December 30, 2013 to March 31, 2014

$10,229	$14,878	$40,424	$46,663	$37,229	$1,059	$5,394	$102
406,966	505,449	249,491	517,660	45,626	(1,285)	78,119	1,234
(110,503)	49,593	(449,470)	376,750	(31,448)	8,946	3,728	2,709
306,692	569,920	(159,555)	941,073	51,407	8,720	87,241	4,045

(86,682)	(166,476)	(57,941)	(538,002)	(96,344)	0	(83,750)	0
(40,177)	(41,003)	(35)	0	(14)	0	(53)	0
(2,877)	(4,542)	0	0	0	0	0	0
(46,281)	(79,001)	(304)	0	(92)	0	(240)	0
(53,148)	(82,256)	(97)	0	(46)	0	(727)	0
(33,039)	(43,721)	(24)	0	(5)	0	(461)	0

(109,588)	0	(410,396)	(11,166)	(445)	0	0	0
(51,452)	0	(326)	0	(0)	0	0	0
(3,579)	0	0	0	0	0	0	0
(62,284)	0	(3,909)	0	(0)	0	0	0
(69,746)	0	(1,120)	0	(0)	0	0	0
(46,130)	0	(253)	0	(0)	0	0	0

(604,983)	(416,999)	(474,405)	(549,168)	(96,946)	0	(85,231)	0

423,402	1,354,244	(1,062,503)	(1,000,733)	528,525	1,998,783	978,528	103,055

125,111	1,507,165	(1,696,463)	(608,828)	482,986	2,007,503	980,538	107,100

3,537,326	2,030,161	2,809,671	3,418,499	2,007,503	0	107,100	0
$3,662,437	$3,537,326	$1,113,208	$2,809,671	$2,490,489	$2,007,503	$1,087,638	$107,100

$25,461	$16,221	$(9,739)	$42,879	$3,398	$(114)	$(5,073)	$867

ANNUAL REPORT	MARCH 31, 2015	35

Statements of Changes in Net Assets (Cont.)

	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund		PIMCO Worldwide Fundamental Advantage AR Strategy Fund		PIMCO Worldwide Long/Short Fundamental Strategy Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Period from December 4, 2014 to March 31, 2015

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$7,930	$8,021	$46,380	$27,036	$3,912
Net realized gain (loss)	60,657	120,433	(74,870)	(21,229)	(17,952)
Net change in unrealized appreciation (depreciation)	(41,530)	9,876	(178,989)	70,324	22,016
Net increase (decrease) in net assets resulting from operations	27,057	138,330	(207,479)	76,131	7,976

Distributions to Shareholders:
From net investment income
Institutional Class	(26,094)	(171,000)	(56,392)	(48,996)	(16,601)
Class P	(116)	0	0	(0)	0
Administrative Class	0	0	0	0	0
Class D	(449)	0	(2)	(1)	0
Class A	(163)	0	(6)	(3)	0
Class C	(179)	0	(1)	(0)	0
From net realized capital gains
Institutional Class	0	(2,156)	0	0	0
Class P	0	0	0	0	0
Administrative Class	0	0	0	0	0
Class D	0	0	0	0	0
Class A	0	0	0	0	0
Class C	0	0	0	0	0

Total Distributions	(27,001)	(173,156)	(56,401)	(49,000)	(16,601)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(119,014)	40,535	(1,612,622)	1,163,179	3,233,424

Total Increase (Decrease) in Net Assets	(118,958)	5,709	(1,876,502)	1,190,310	3,224,799

Net Assets:
Beginning of year or period	532,678	526,969	3,699,821	2,509,511	0
End of year or period*	$413,720	$532,678	$1,823,319	$3,699,821	$3,224,799

* Including undistributed (overdistributed) net investment income of:	$1,868	$(1,031)	$(28,936)	$(3,034)	$(20,944)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 108.5%

BANK LOAN OBLIGATIONS 0.5%
Community Health Systems, Inc.
3.428% due 12/31/2018		$2,189	$2,192
HCA, Inc.
2.678% due 05/02/2016		3,200	3,200
2.928% due 03/31/2017		10,718	10,735

Total Bank Loan Obligations (Cost $16,066)			16,127

CORPORATE BONDS & NOTES 26.9%

BANKING & FINANCE 17.4%
Ally Financial, Inc.
2.750% due 01/30/2017		1,700	1,698
3.500% due 07/18/2016		6,200	6,293
3.500% due 01/27/2019		5,900	5,841
5.500% due 02/15/2017		11,800	12,301
6.250% due 12/01/2017		3,000	3,202
American Honda Finance Corp.
0.754% due 10/07/2016		6,110	6,140
Banco del Estado de Chile
4.125% due 10/07/2020		8,000	8,482
Banco do Brasil S.A.
3.875% due 10/10/2022		6,900	6,389
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		4,700	4,709
Banco Santander Brasil S.A.
4.250% due 01/14/2016		900	914
4.500% due 04/06/2015		2,500	2,500
Banco Santander Chile
3.750% due 09/22/2015		3,400	3,440
Banco Santander S.A.
6.250% due 09/11/2021 (c)	EUR	200	217
Bank of America Corp.
0.872% due 08/25/2017		$24,000	24,018
3.750% due 07/12/2016		6,100	6,289
5.650% due 05/01/2018		2,400	2,664
6.500% due 08/01/2016		1,800	1,921
6.875% due 04/25/2018		15,600	17,854
Bank of Montreal
2.850% due 06/09/2015		400	402
Bank of Nova Scotia
1.950% due 01/30/2017		200	204
Barclays Bank PLC
10.179% due 06/12/2021		18,500	25,369
BBVA Bancomer S.A.
4.500% due 03/10/2016		700	723
6.500% due 03/10/2021		6,200	6,894
6.750% due 09/30/2022		7,400	8,386
7.250% due 04/22/2020		900	999
Bear Stearns Cos. LLC
6.400% due 10/02/2017		900	1,004
7.250% due 02/01/2018		7,700	8,869
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	5,200	5,753
BRFkredit A/S
2.000% due 04/01/2015	DKK	1,500	216
CIT Group, Inc.
3.875% due 02/19/2019		$3,000	2,978
4.250% due 08/15/2017		5,900	6,003
5.000% due 05/15/2017		1,400	1,443
5.250% due 03/15/2018		4,660	4,835
5.500% due 02/15/2019		10,400	10,842
Citigroup, Inc.
0.534% due 06/09/2016		10,300	10,241

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.937% due 11/15/2016		$14,500	$14,532
4.875% due 05/07/2015		4,795	4,812
Commonwealth Bank of Australia
1.070% due 09/18/2015		2,700	2,710
Compass Bank
6.400% due 10/01/2017		7,000	7,629
Credit Agricole S.A.
1.121% due 10/03/2016		5,900	5,937
8.375% due 10/13/2019 (c)		2,700	3,205
Eksportfinans ASA
2.000% due 09/15/2015		3,000	3,009
5.500% due 05/25/2016		6,300	6,555
Fifth Third Bancorp
0.690% due 12/20/2016		1,300	1,293
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		12,619	12,647
5.625% due 09/15/2015		7,400	7,556
General Electric Capital Corp.
0.446% due 10/06/2015		1,500	1,501
0.460% due 12/29/2016		13,700	13,662
3.800% due 06/18/2019		300	321
General Motors Financial Co., Inc.
4.750% due 08/15/2017		6,200	6,555
GMAC International Finance BV
7.500% due 04/21/2015	EUR	5,850	6,314
Goldman Sachs Group, Inc.
0.657% due 07/22/2015		$6,600	6,602
GSPA Monetization Trust
6.422% due 10/09/2029		1,573	1,826
HBOS PLC
0.840% due 09/01/2016	EUR	100	108
0.964% due 09/06/2017		$5,435	5,438
0.973% due 09/30/2016		775	775
6.750% due 05/21/2018		1,300	1,458
HSBC Finance Corp.
6.676% due 01/15/2021		1,900	2,259
International Lease Finance Corp.
5.750% due 05/15/2016		7,050	7,337
6.750% due 09/01/2016		4,700	5,005
8.625% due 09/15/2015		19,600	20,188
IPIC GMTN Ltd.
1.750% due 11/30/2015		7,700	7,766
JPMorgan Chase & Co.
1.125% due 02/26/2016		6,350	6,366
3.150% due 07/05/2016		6,068	6,226
3.450% due 03/01/2016		4,300	4,398
JPMorgan Chase Bank N.A.
0.748% due 05/31/2017	EUR	6,000	6,457
Korea Exchange Bank
3.125% due 06/26/2017		$6,900	7,121
LBG Capital PLC
8.000% due 06/15/2020 (c)		480	523
8.500% due 12/17/2021 (c)		100	109
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	2,500	3,962
Macquarie Bank Ltd.
6.625% due 04/07/2021		$6,600	7,790
Navient Corp.
5.500% due 01/15/2019		1,840	1,881
6.000% due 01/25/2017		3,600	3,796
6.250% due 01/25/2016		16,250	16,758
Novo Banco S.A.
5.875% due 11/09/2015	EUR	7,400	8,030
NRAM PLC
5.625% due 06/22/2017		$2,600	2,850
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	85,500	12,458

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/01/2016	DKK	10,300	$1,508
2.000% due 04/01/2016		20,100	2,957
Powszechna Kasa Oszczednosci Bank Polski S.A. via PKO Finance AB
4.630% due 09/26/2022		$3,700	3,927
Prudential Covered Trust
2.997% due 09/30/2015		3,493	3,528
Rabobank Group
6.875% due 03/19/2020	EUR	2,800	3,689
11.000% due 06/30/2019 (c)		$5,000	6,450
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	93,400	13,669
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (c)		$800	948
Springleaf Finance Corp.
5.750% due 09/15/2016		2,400	2,496
State Bank of India
2.406% due 01/21/2016		800	799
4.500% due 07/27/2015		1,000	1,010
Stone Street Trust
5.902% due 12/15/2015		3,200	3,299
Turkiye Garanti Bankasi A/S
2.757% due 04/20/2016		350	350
UBS AG
5.125% due 05/15/2024		200	208
Wachovia Corp.
0.541% due 06/15/2017		6,200	6,189
Wells Fargo & Co.
0.717% due 04/22/2019		22,200	22,231

			529,016

INDUSTRIALS 5.5%
AbbVie, Inc.
1.015% due 11/06/2015		6,400	6,420
Actavis Funding SCS
1.523% due 03/12/2020		1,800	1,827
3.450% due 03/15/2022		1,500	1,539
3.800% due 03/15/2025		1,200	1,240
Amgen, Inc.
0.642% due 05/22/2017		25,400	25,412
ArcelorMittal
4.500% due 08/05/2015		1,000	1,009
Asciano Finance Ltd.
5.000% due 04/07/2018		2,100	2,259
Braskem Finance Ltd.
5.750% due 04/15/2021		6,000	5,670
7.000% due 05/07/2020		350	355
Canadian National Railway Co.
0.455% due 11/06/2015		6,440	6,443
CSN Islands Corp.
6.875% due 09/21/2019		4,400	3,960
Daimler Finance North America LLC
1.250% due 01/11/2016		6,610	6,635
DISH DBS Corp.
7.125% due 02/01/2016		1,500	1,562
7.750% due 05/31/2015		1,550	1,563
General Mills, Inc.
0.553% due 01/29/2016		7,700	7,701
HCA, Inc.
3.750% due 03/15/2019		7,800	7,924
6.500% due 02/15/2016		300	312
Johnson & Johnson
0.332% due 11/28/2016		12,300	12,318
Kansas City Southern de Mexico S.A. de C.V.
0.956% due 10/28/2016		3,400	3,394

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	37

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
McKesson Corp.
0.665% due 09/10/2015		$11,200	$11,205
MGM Resorts International
7.500% due 06/01/2016		5,403	5,690
7.625% due 01/15/2017		1,329	1,427
10.000% due 11/01/2016		475	528
NBCUniversal Media LLC
2.875% due 04/01/2016		4,759	4,860
PepsiCo, Inc.
0.471% due 02/26/2016		6,670	6,679
President and Fellows of Harvard College
6.500% due 01/15/2039		200	298
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		4,400	4,702
Rockies Express Pipeline LLC
3.900% due 04/15/2015		1,935	1,936
Schaeffler Finance BV
4.750% due 05/15/2021		1,450	1,472
STATS ChipPAC Ltd.
4.500% due 03/20/2018		2,733	2,726
Temple-Inland, Inc.
6.375% due 01/15/2016		5,000	5,209
Volkswagen International Finance NV
0.586% due 11/18/2015		11,300	11,317
Whirlpool Corp.
7.750% due 07/15/2016		8,300	8,993
Zimmer Holdings, Inc.
2.000% due 04/01/2018		4,000	4,033

			168,618

UTILITIES 4.0%
AT&T, Inc.
0.643% due 02/12/2016		7,988	7,985
0.900% due 02/12/2016		4,210	4,217
Gazprom OAO Via Gaz Capital S.A.
5.875% due 06/01/2015	EUR	14,500	15,687
Korea Electric Power Corp.
3.000% due 10/05/2015		$1,500	1,518
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		2,272	2,296
Majapahit Holding BV
7.750% due 01/20/2020		1,800	2,131
Petrobras Global Finance BV
1.881% due 05/20/2016		1,500	1,421
2.393% due 01/15/2019		1,300	1,129
2.631% due 03/17/2017		1,200	1,107
2.750% due 01/15/2018	EUR	1,100	1,069
3.151% due 03/17/2020		$2,100	1,817
3.250% due 04/01/2019	EUR	1,500	1,446
3.750% due 01/14/2021		1,800	1,713
3.875% due 01/27/2016		$5,900	5,802
4.250% due 10/02/2023	EUR	1,000	950
4.375% due 05/20/2023		$2,200	1,887
5.375% due 01/27/2021		2,600	2,371
5.750% due 01/20/2020		1,300	1,212
5.875% due 03/01/2018		100	96
5.875% due 03/07/2022	EUR	500	526
6.250% due 12/14/2026	GBP	300	386
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		$172	186
5.832% due 09/30/2016		301	312
6.750% due 09/30/2019		1,000	1,196
Shell International Finance BV
0.467% due 11/15/2016		8,200	8,219
Telefonica Chile S.A.
3.875% due 10/12/2022		6,100	6,156

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
1.801% due 09/15/2016	$14,500	$14,739
2.021% due 09/14/2018	18,340	19,145
2.500% due 09/15/2016	5,829	5,954
3.650% due 09/14/2018	7,100	7,552

		120,225

Total Corporate Bonds & Notes (Cost $818,857)		817,859

MUNICIPAL BONDS & NOTES 3.2%

CALIFORNIA 1.1%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500	746
7.043% due 04/01/2050	1,100	1,656
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	1,100	1,733
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	200	273
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.166% due 07/01/2040	2,100	2,417
Los Angeles Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.758% due 07/01/2034	700	978
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	1,000	1,262
Orange County, California Local Transportation Authority Revenue Bonds, (BABs), Series 2010
6.908% due 02/15/2041	7,600	10,988
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	3,966
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	7,355	10,178
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	100	115
7.021% due 08/01/2040	100	115

		34,427

LOUISIANA 0.0%
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	800	904

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	100	120

NEVADA 0.0%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	200	293

NEW JERSEY 0.1%
New Jersey State Turnpike Authority Revenue Bonds, (BABs), Series 2010
7.102% due 01/01/2041	1,000	1,465

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2036	$1,800	$1,927

		3,392

NEW YORK 1.5%
New York City, New York General Obligation Bonds, (BABs), Series 2010
6.246% due 06/01/2035	4,700	5,410
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
5.932% due 11/01/2036	500	573
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,000	1,279
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2005
0.495% due 01/01/2028	7,265	7,268
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
0.822% due 11/15/2032	30,000	30,030

		44,560

OHIO 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	1,000	1,618
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	3,100	2,552
6.500% due 06/01/2047	700	623

		4,793

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	134

TEXAS 0.2%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	1,900	2,514
San Antonio, Texas City Public Service Board Revenue Bonds, (BABs), Series 2010
5.808% due 02/01/2041	2,600	3,485

		5,999

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400	3,162

Total Municipal Bonds & Notes (Cost $83,828)		97,784

U.S. GOVERNMENT AGENCIES 23.7%
Fannie Mae
0.524% due 07/25/2037	236	237
0.554% due 07/25/2037	261	262
0.574% due 09/25/2035	340	342
0.584% due 09/25/2035	603	606
0.674% due 09/25/2041	14,909	15,035
0.894% due 06/25/2037	932	951
0.904% due 06/25/2040	1,366	1,391

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.310% due 08/01/2022	$400	$405
2.870% due 09/01/2027	4,100	4,224
3.000% due 08/01/2021 - 10/01/2021	13,986	14,681
3.433% due 03/01/2022	10,738	11,403
3.500% due 03/01/2020 - 05/01/2045	100,045	105,162
4.000% due 12/01/2018 - 05/01/2045	328,970	351,704
4.500% due 06/01/2018 - 06/01/2030	3,731	4,042
5.000% due 07/01/2023 - 08/01/2043	36,390	40,594
5.500% due 09/01/2025 - 09/01/2041	33,462	37,702
6.000% due 12/01/2018 - 05/01/2041	29,884	34,096
FDIC Structured Sale Guaranteed Notes
0.679% due 11/29/2037	3,411	3,401
Freddie Mac
0.725% due 07/15/2041	855	858
0.875% due 08/15/2037	769	782
0.885% due 10/15/2037	149	151
0.895% due 05/15/2037 - 09/15/2037	856	873
3.500% due 06/15/2036	231	241
4.000% due 06/15/2038	2,001	2,027
5.000% due 05/01/2028 - 04/01/2045	16,018	17,755
5.500% due 03/01/2037 - 04/01/2038	672	754
Ginnie Mae
3.500% due 04/01/2045	43,800	46,144
5.000% due 08/15/2033 - 04/01/2045	20,205	22,585
Small Business Administration
6.220% due 12/01/2028	45	52

Total U.S. Government Agencies (Cost $710,652)		718,460

U.S. TREASURY OBLIGATIONS 26.0%
U.S. Treasury Bonds
3.125% due 08/15/2044	27,200	30,500
4.250% due 05/15/2039	10,600	14,010
4.500% due 08/15/2039	17,500	23,968
U.S. Treasury Inflation Protected Securities (b)
0.125% due 01/15/2022 (g)	48,642	49,120
0.125% due 07/15/2022 (g)	407	411
0.125% due 01/15/2023 (g)(i)	26,531	26,681
0.125% due 07/15/2024 (g)	47,645	47,734
0.250% due 01/15/2025	62,173	62,746
0.375% due 07/15/2023 (g)	40,276	41,362
1.750% due 01/15/2028	21,534	25,255
2.000% due 01/15/2026	19,667	23,346
2.375% due 01/15/2025	45,013	54,656
2.375% due 01/15/2027	11,011	13,609
2.500% due 01/15/2029	16,331	20,912
3.625% due 04/15/2028	723	1,022
3.875% due 04/15/2029	5,687	8,371
U.S. Treasury Notes
2.125% due 09/30/2021 (g)(i)	262,000	269,512
2.375% due 08/15/2024 (g)(i)	72,500	75,366

Total U.S. Treasury Obligations (Cost $778,015)		788,581

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 6.5%
Adjustable Rate Mortgage Trust
2.594% due 01/25/2036 ^		$8,188	$7,333
Arran Residential Mortgages Funding PLC
1.448% due 05/16/2047	EUR	746	808
Banc of America Commercial Mortgage Trust
5.309% due 10/10/2045		$1,004	1,006
Banc of America Funding Trust
0.456% due 06/20/2047		3,600	2,557
2.882% due 02/20/2035		1,877	1,869
Banc of America Mortgage Trust
2.678% due 06/25/2035		1,881	1,812
Banc of America Re-REMIC Trust
5.678% due 02/24/2051		4,684	4,948
BCAP LLC Trust
2.616% due 02/26/2035		4,594	4,550
2.805% due 12/26/2037		93	93
3.735% due 12/26/2035		8,668	8,592
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035		1,058	1,066
Bear Stearns ALT-A Trust
0.494% due 08/25/2036		4,879	3,597
Chase Mortgage Finance Trust
2.454% due 12/25/2035 ^		1,858	1,699
Citigroup Mortgage Loan Trust, Inc.
0.244% due 01/25/2037		723	527
2.510% due 03/25/2036 ^		1,520	1,445
2.622% due 03/25/2034		1,133	1,126
Countrywide Alternative Loan Trust
0.344% due 05/25/2047		1,875	1,584
0.374% due 05/25/2036		867	721
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		3,205	3,383
5.460% due 09/15/2039		4,530	4,749
Credit Suisse First Boston Mortgage Securities Corp.
2.395% due 02/25/2034		828	823
DBRR Trust
0.853% due 02/25/2045		986	983
Deutsche ALT-B Securities, Inc.
0.334% due 01/25/2047		3,856	2,890
Downey Savings & Loan Association Mortgage Loan Trust
0.998% due 09/19/2044		512	496
Eddystone Finance PLC
1.088% due 04/19/2021	GBP	3,130	4,570
First Horizon Mortgage Pass-Through Trust
2.563% due 10/25/2035 ^		$597	527
Granite Master Issuer PLC
0.356% due 12/20/2054		2,248	2,237
0.745% due 12/20/2054	GBP	5,414	8,002
0.825% due 12/20/2054		7,076	10,464
Granite Mortgages PLC
0.440% due 01/20/2044	EUR	56	60
0.926% due 09/20/2044	GBP	1,088	1,612
0.943% due 01/20/2044		113	167
0.946% due 09/20/2044		685	1,014
Greenwich Capital Commercial Funding Corp.
5.785% due 07/10/2038		$5,385	5,595
GSR Mortgage Loan Trust
2.670% due 09/25/2035		588	588
HarborView Mortgage Loan Trust
0.428% due 01/19/2036		6,024	4,184
0.516% due 06/20/2035		1,391	1,321
HomeBanc Mortgage Trust
0.484% due 03/25/2035		4,054	3,557
Indus Eclipse PLC
0.735% due 01/25/2020	GBP	1,804	2,645

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
0.434% due 06/25/2035		$485	$440
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		6,837	7,136
JPMorgan Mortgage Trust
2.504% due 07/25/2035		2,917	2,892
2.529% due 08/25/2035 ^		815	775
5.750% due 01/25/2036 ^		33	30
LB Commercial Mortgage Trust
5.855% due 07/15/2044		6,008	6,543
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		6,966	7,194
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035		2,641	2,511
5.025% due 09/25/2035 ^		720	659
Morgan Stanley Capital Trust
5.439% due 02/12/2044		308	308
5.610% due 04/15/2049		377	379
5.671% due 04/12/2049		779	779
Morgan Stanley Mortgage Loan Trust
0.434% due 04/25/2035		5,762	5,368
2.646% due 07/25/2035		2,075	1,931
Prime Mortgage Trust
6.000% due 06/25/2036 ^		1,969	1,776
Provident Funding Mortgage Loan Trust
2.460% due 10/25/2035		4,210	4,196
Residential Accredit Loans, Inc. Trust
0.354% due 09/25/2036		5,496	4,347
0.359% due 08/25/2036		5,650	4,355
0.674% due 03/25/2035		1,936	1,451
0.674% due 08/25/2035 ^		8,534	6,482
1.628% due 08/25/2035		175	150
3.395% due 09/25/2035 ^		2,105	1,721
3.552% due 12/25/2035		6,686	5,782
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	81	87
Structured Adjustable Rate Mortgage Loan Trust
1.324% due 12/25/2037		$7,880	5,360
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		3,406	3,570
Wachovia Mortgage Loan Trust LLC
2.484% due 10/20/2035 ^		1,736	1,586
WaMu Mortgage Pass-Through Certificates Trust
0.464% due 12/25/2045		3,169	2,887
2.153% due 06/25/2037 ^		5,479	4,936
2.192% due 11/25/2046		5,271	4,790
3.919% due 12/25/2036 ^		501	462
Wells Fargo Mortgage-Backed Securities Trust
2.639% due 03/25/2035		1,257	1,262

Total Mortgage-Backed Securities (Cost $185,893)			197,345

ASSET-BACKED SECURITIES 5.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.449% due 05/25/2033		3,446	3,158
Asset-Backed Securities Corp. Home Equity Loan Trust
0.814% due 07/25/2035		2,400	2,192
Bear Stearns Asset-Backed Securities Trust
0.334% due 08/25/2036		2,411	2,084
1.191% due 10/25/2035		11,700	9,991
Chase Issuance Trust
5.160% due 04/16/2018		100	104
Citigroup Mortgage Loan Trust, Inc.
0.414% due 10/25/2036		9,600	9,313
0.774% due 09/25/2035 ^		3,400	2,184

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	39

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cornerstone CLO Ltd.
0.473% due 07/15/2021		$9,782	$9,711
Countrywide Asset-Backed Certificates
0.274% due 08/25/2037		729	728
0.464% due 08/25/2036		300	256
Halcyon Structured Asset Management Long/Short Ltd.
0.481% due 08/07/2021		441	440
Hillmark Funding Ltd.
0.512% due 05/21/2021		3,919	3,882
JPMorgan Mortgage Acquisition Trust
0.414% due 05/25/2036		9,400	8,430
Morgan Stanley ABS Capital, Inc. Trust
0.354% due 03/25/2037		6,636	3,735
0.494% due 11/25/2035		7,602	7,468
Nash Point CLO
0.381% due 07/25/2022	EUR	1,014	1,083
National Collegiate Student Loan Trust
0.414% due 11/27/2028		$4,652	4,568
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.584% due 02/25/2036		3,200	2,903
Option One Mortgage Loan Trust
0.314% due 01/25/2037		3,751	2,294
Park Place Securities, Inc.
0.624% due 09/25/2035		445	443
Penta CLO S.A.
0.398% due 06/04/2024	EUR	2,789	2,971
Residential Asset Mortgage Products Trust
2.049% due 10/25/2034		$11,865	10,521
Residential Asset Securities Corp. Trust
0.554% due 02/25/2036		7,500	6,607
SLM Private Education Loan Trust
3.425% due 05/16/2044		1,567	1,661
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	2,788	2,961
Soundview Home Loan Trust
0.304% due 12/25/2036		$2,251	2,171
South Texas Higher Education Authority, Inc.
0.774% due 10/01/2020		2,899	2,897
Specialty Underwriting & Residential Finance Trust
0.324% due 09/25/2037		3,400	2,007
0.471% due 12/25/2036		27,653	22,054
Structured Asset Investment Loan Trust
1.104% due 06/25/2035		13,234	9,116
Structured Asset Securities Corp. Mortgage Loan Trust
0.344% due 12/25/2036		4,900	4,181
Venture CDO Ltd.
0.477% due 07/22/2021		8,795	8,681

Total Asset-Backed Securities (Cost $134,233)			150,795

SOVEREIGN ISSUES 13.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	1,200	948
Autonomous Community of Valencia
4.375% due 07/16/2015		2,200	2,404
Banco Nacional de Desenvolvimento Economico e Social
6.500% due 06/10/2019		$800	860

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2015	BRL	28,000	$8,771
0.000% due 07/01/2015		35,000	10,645
0.000% due 10/01/2015		246,430	72,502
0.000% due 01/01/2016		226,200	64,434
0.000% due 01/01/2017		11,000	2,764
Export-Import Bank of Korea
4.000% due 01/29/2021		$8,100	8,808
Hellenic Republic Government Bond
3.000% due 02/24/2030	EUR	1,700	892
4.750% due 04/17/2019		5,400	3,860
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024		53,800	70,768
4.750% due 09/01/2044		5,600	9,610
5.000% due 09/01/2040		8,100	13,816
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015		12,400	13,328
Korea Development Bank
3.250% due 09/20/2016		$1,000	1,030
3.500% due 08/22/2017		2,400	2,509
Korea Housing Finance Corp.
4.125% due 12/15/2015		4,800	4,909
Mexico Government International Bond
4.750% due 06/14/2018	MXN	76,200	5,004
Province of Ontario
1.600% due 09/21/2016		$7,800	7,908
1.650% due 09/27/2019		600	603
3.000% due 07/16/2018		7,700	8,131
4.000% due 10/07/2019		1,400	1,549
4.400% due 04/14/2020		9,300	10,528
5.500% due 06/02/2018	CAD	300	271
Qatar Government International Bond
5.250% due 01/20/2020		$7,600	8,636
Republic of Greece Government Bond
4.500% due 11/08/2016	JPY	1,150,000	6,592
Slovenia Government International Bond
4.625% due 09/09/2024	EUR	3,600	5,084
5.250% due 02/18/2024		$5,000	5,764
Spain Government International Bond
2.750% due 10/31/2024	EUR	31,400	38,539
3.150% due 01/31/2016		11,400	12,587

Total Sovereign Issues (Cost $460,705)			404,054

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (c)		1,639	2,000

Total Convertible Preferred Securities (Cost $1,840)			2,000

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (c)		1,000	1,250

	SHARES	MARKET VALUE (000S)
GMAC Capital Trust
8.125% due 02/15/2040	50,000	$1,312
Sovereign Real Estate Investment Trust
12.000% due 05/16/2020 (c)	4,800	6,462

Total Preferred Securities (Cost $8,472)		9,024

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.0%

CERTIFICATES OF DEPOSIT 2.5%
Banco Bilbao Vizcaya Argentaria S.A.
1.107% due 05/16/2016	$9,500	9,460
Credit Suisse
0.674% due 12/07/2015	25,800	25,813
Intesa Sanpaolo SpA
1.650% due 04/07/2015	39,500	39,500

		74,773

COMMERCIAL PAPER 0.1%
Vodafone Group PLC
0.600% due 06/29/2015	4,600	4,596

REPURCHASE AGREEMENTS (d) 0.0%
		333

U.S. TREASURY BILLS 0.4%
0.022% due 04/09/2015 - 06/25/2015 (a)(e)(g)(i)	13,345	13,345

Total Short-Term Instruments (Cost $93,073)		93,047

Total Investments in Securities (Cost $3,291,634)		3,295,076

	SHARES
INVESTMENTS IN AFFILIATES 14.8%

SHORT-TERM INSTRUMENTS 14.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 14.8%
PIMCO Short-Term Floating NAV Portfolio III	45,217,841	448,425

Total Short-Term Instruments (Cost $448,347)		448,425

Total Investments in Affiliates (Cost $448,347)		448,425

Total Investments 123.3% (Cost $3,739,981)		$3,743,501

Financial Derivative Instruments (f)(h) (2.2%) (Cost or Premiums, net $(5,046))		(65,621)

Other Assets and Liabilities, net (21.1%)		(641,465)

Net Assets 100.0%		$3,036,415

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$333	Fannie Mae 2.200% due 10/17/2022	$(345)	$333	$333

Total Repurchase Agreements						$(345)	$333	$333

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing outstanding during the period ended March 31, 2015 was $42,372 at a weighted average interest rate of (0.022%).

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$ 96,600	$(97,273)	$(98,781)
Fannie Mae	3.500%	04/01/2045	97,300	(101,434)	(102,230)
Fannie Mae	3.500%	05/01/2045	115,200	(120,618)	(120,744)
Fannie Mae	4.000%	04/01/2045	312,700	(332,486)	(334,387)
Fannie Mae	4.000%	05/01/2045	383,300	(407,555)	(409,225)

Total Short Sales				$(1,059,366)	$(1,065,367)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(e)	Securities with an aggregate market value of $3,382 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$333	$0	$0	$333	$(345)	$(12)

Total Borrowings and Other Financing Transactions	$333	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$103.000	05/22/2015	1,987	$17	$31
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/22/2015	824	7	13
Put - CBOT U.S. Treasury 10-Year Note June Futures	108.000	05/22/2015	100	1	1
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/22/2015	256	2	4
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	05/22/2015	3,784	32	58
Call - CBOT U.S. Treasury 5-Year Note June Futures	130.000	05/22/2015	20	0	0

				$59	$107

Total Purchased Options				$59	$107

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	1,122	$(966)	$(1,227)

Total Written Options				$(966)	$(1,227)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	2,280	$947	$85	$0
90-Day Eurodollar December Futures	Short	12/2016	2,780	(2,647)	0	(313)
90-Day Eurodollar June Futures	Short	06/2015	1,071	(92)	0	(13)
90-Day Eurodollar June Futures	Short	06/2016	75	(12)	0	(7)
90-Day Eurodollar March Futures	Short	03/2016	640	(103)	0	(40)
90-Day Eurodollar September Futures	Short	09/2015	562	(64)	0	(14)
90-Day Eurodollar September Futures	Short	09/2016	10	(1)	0	(1)
Canada Government 10-Year Bond June Futures	Short	06/2015	369	(638)	31	(34)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	556	629	627	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	2	5	1	0
U.S. Treasury 5-Year Note June Futures	Short	06/2015	20	(30)	0	(4)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	6,205	5,712	1,792	(1)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	56	44	16	0

Total Futures Contracts				$3,750	$2,552	$(427)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 158,172	$13,205	$3,590	$182	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	44,900	3,264	180	50	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	427,000	7,249	517	77	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	60,800	1,119	(22)	10	0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR 257,700	6,512	359	1	0

				$31,349	$4,624	$320	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$	525,600	$(3,185)	$(1,645)	$0	$(227)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018		1,899,800	(29,271)	(13,207)	0	(2,052)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019		263,800	(10,957)	(5,557)	0	(447)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		946,800	(51,542)	(30,721)	0	(1,953)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		27,300	(476)	(80)	0	(55)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		50,700	(12,690)	(14,227)	0	(60)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	127,200	(2,085)	(720)	0	(502)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		12,100	(4,337)	(1,962)	0	(283)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045		14,900	(894)	(932)	0	(313)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045		5,200	(677)	2	3	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		3,600	(719)	(279)	0	(130)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP	16,700	(450)	(335)	5	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		43,200	(2,232)	(1,811)	8	0

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN	6,800	$10	$(4)	$0	$0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		9,100	8	(2)	0	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		315,000	537	(161)	11	0
Pay	28-Day MXN-TIIE	5.250%	06/11/2018		13,800	14	(6)	1	0
Pay	28-Day MXN-TIIE	5.500%	06/11/2018		17,100	25	(3)	1	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		341,700	12	(43)	51	0
Pay	28-Day MXN-TIIE	5.660%	11/05/2021		154,500	18	18	23	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021		82,700	8	8	12	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		56,100	(17)	(104)	8	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022		70,000	(10)	(72)	9	0
Pay	28-Day MXN-TIIE	6.000%	09/02/2022		27,000	25	30	3	0
Pay	28-Day MXN-TIIE	5.750%	06/05/2023		900	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	6.000%	06/05/2023		900	1	(1)	0	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		81,500	222	185	18	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034		43,600	95	128	10	0

						$(118,568)	$(71,502)	$163	$(6,022)

Total Swap Agreements						$(87,219)	$(66,878)	$483	$(6,022)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(g)	Securities with an aggregate market value of $52,554 and cash of $22,729 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$107	$2,552	$483	$3,142	$(1,227)	$(427)	$(6,022)	$(7,676)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	558	$		439	$0	$(2)

BOA	04/2015		BRL	24,667			7,689	0	(40)
	04/2015		GBP	24,817			37,389	580	(3)
	04/2015	$		8,082		BRL	24,667	0	(353)
	04/2015			8,477		CAD	10,760	19	0
	04/2015			12,421		GBP	8,291	0	(122)
	05/2015		CAD	39,068	$		35,592	4,760	0
	05/2015		EUR	71,919			77,576	197	0
	05/2015		MXN	17,987			1,190	13	0
	05/2015	$		30,682		EUR	27,722	0	(855)
	05/2015			2,927		MXN	44,109	0	(41)
	10/2015		BRL	17,032	$		5,346	301	0

BPS	04/2015			8,794			2,741	0	(14)
	04/2015	$		2,828		BRL	8,794	0	(73)
	06/2015			4,871		EUR	3,634	0	(960)
	07/2015		BRL	610	$		252	66	0
	07/2015		DKK	2,240			326	2	0
	10/2015		BRL	46,000			18,351	4,726	0
	01/2016			71,000			27,578	7,076	0
	01/2016		DKK	26,410			4,109	275	0

BRC	04/2015	$		2,151		ZAR	25,182	0	(84)
	05/2015		MXN	24,637	$		1,655	43	0
	05/2015	$		109		MXN	1,602	0	(4)
	06/2015		EUR	9,092	$		12,105	2,319	0

CBK	04/2015	$		4,932		AUD	6,350	0	(96)
	05/2015		EUR	14,731	$		15,622	0	(227)
	05/2015		MXN	291,653			18,917	8	(173)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015	$		5,991		KRW	6,544,843	$0	$(100)
	05/2015			2,107		MXN	32,006	8	(21)
	08/2015		DKK	1,380	$		212	12	0

DUB	04/2015		BRL	1,451			452	0	(2)
	04/2015		INR	329,711			5,212	0	(79)
	04/2015		JPY	13,581,190			113,655	417	0
	04/2015	$		22,425		AUD	29,269	0	(132)
	04/2015			459		BRL	1,451	0	(4)
	05/2015		MXN	75,570	$		4,877	0	(67)
	07/2015		BRL	6,377			2,635	691	0
	07/2015	$		23,469		BRL	63,672	0	(4,056)
	08/2015		EUR	4,400	$		5,897	1,157	0
	10/2015		BRL	38,000			14,559	3,303	0
	10/2015		DKK	9,206			1,424	92	0
	01/2016		BRL	1,600			468	6	0
	01/2016		DKK	61,501			9,493	564	0

FBF	04/2015		BRL	8,799			2,828	71	0
	04/2015	$		2,743		BRL	8,799	14	0
	05/2015		KRW	37,885,710	$		33,505	0	(596)
	06/2015	$		25,465		EUR	19,002	0	(5,013)
	10/2015		BRL	91,000	$		34,063	7,108	0

GLM	04/2015		AUD	35,794			27,904	642	0
	04/2015		BRL	72,861			22,712	0	(117)
	04/2015		GBP	8,185			12,600	458	0
	04/2015		JPY	1,996,200			16,492	0	(152)
	04/2015	$		22,805		BRL	72,861	25	0
	05/2015		BRL	72,861	$		22,617	0	(25)
	05/2015		CHF	112			122	6	0
	05/2015		EUR	343,955			393,400	23,332	0
	05/2015	$		451		MXN	6,748	0	(10)
	06/2015			9,909		EUR	7,386	0	(1,960)
	06/2015			77,353		INR	4,891,006	123	0
	07/2015		BRL	28,013	$		11,561	3,020	0
	10/2015		DKK	23,113			3,576	231	0
	01/2016			18,319			2,843	184	0

HUS	04/2015		BRL	15,873			5,240	266	0
	04/2015		CAD	711			561	0	(1)
	04/2015		SGD	281			209	5	0
	04/2015	$		4,948		BRL	15,873	26	0
	04/2015			7,925		HKD	61,439	0	(1)
	05/2015			30,086		MXN	461,526	114	(3)
	05/2015			5,347		TWD	168,207	39	0
	10/2015		DKK	15,336	$		2,381	162	0

JPM	04/2015		BRL	81,650			30,280	4,697	0
	04/2015		INR	1,989,849			31,439	0	(493)
	04/2015		JPY	6,419,000			52,868	0	(653)
	04/2015	$		25,452		BRL	81,650	131	0
	04/2015			45,671		MXN	672,089	0	(1,657)
	05/2015		EUR	10,463	$		11,156	0	(101)
	06/2015			24,254			32,282	6,177	0
	06/2015		INR	2,031,339			32,045	0	(132)
	06/2015	$		4,445		EUR	3,324	0	(867)
	10/2015		DKK	35,422	$		5,442	316	0
	01/2016		BRL	75,500			24,438	2,637	0

MSB	04/2015			1,451			459	4	0
	04/2015		DKK	3,765			575	33	0
	04/2015		RUB	168,028			2,821	0	(50)
	04/2015	$		452		BRL	1,451	2	0
	04/2015			183,977		JPY	21,996,390	0	(574)
	04/2015			2,491		RUB	168,028	380	0
	05/2015		JPY	21,996,390	$		184,054	562	0
	05/2015		MXN	75,570			4,877	0	(68)
	05/2015	$		2,001		KRW	2,222,711	0	0
	05/2015			2,787		RUB	168,028	49	0
	08/2015		SAR	5,488	$		1,462	0	(2)
	08/2015	$		1,460		SAR	5,488	3	0

NGF	04/2015		INR	669,544	$		10,584	0	(161)
	05/2015		MXN	75,552			4,877	0	(66)

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
RBC	04/2015	$		30,839		CAD	38,451	$0	$(480)

SCX	05/2015			28,131		MXN	412,698	0	(1,128)

SOG	04/2015		CAD	47,942	$		38,302	449	0
	05/2015	$		38,284		CAD	47,942	0	(448)
	10/2015		BRL	54,400	$		17,789	1,676	0

UAG	04/2015	$		47,673		INR	2,989,104	295	0
	06/2015		INR	2,989,104	$		47,024	0	(325)
	01/2016		BRL	78,100			28,269	5,717	0
	01/2016		DKK	20,955			3,073	31	0

Total Forward Foreign Currency Contracts								$85,620	$(22,591)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Buy	2.500%	06/17/2015	$	91,600	$9	$0

BPS	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015		50,000	5	2
	Put - OTC iTraxx Europe 22 5-Year Index	Buy	1.450%	06/17/2015	EUR	100,000	11	3

FBF	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015	$	175,000	18	6

JPM	Put - OTC CDX.IG-23 5-Year Index	Buy	1.500%	05/20/2015		50,000	5	1
	Put - OTC iTraxx Europe 22 5-Year Index	Buy	1.350%	06/17/2015	EUR	155,000	16	8

							$64	$20

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR	63,900	$105	$105

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$	13,000	27	12

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016		19,732	534	317
	Call - OTC USD versus CNH		7.400	02/02/2016		19,732	117	48

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015		4,100	13	3

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		19,732	415	238
	Call - OTC USD versus CNH		7.500	02/02/2016		19,732	108	43

							$1,319	$766

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	10,100	$20	$20
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		252,700	573	861
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		132,800	274	477

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		13,200	1,012	628
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		16,400	1,421	728
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		12,500	913	540

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		534,600	1,543	1,821

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		504,800	1,060	1,018
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		578,800	1,216	1,223
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		208,000	550	690
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		321,400	758	874
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		68,100	4,856	2,851

								$14,196	$11,731

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$49,200	$118	$92

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Call - OTC Fannie Mae 4.000% due 04/01/2045	$	111.719	04/07/2015	$	209,000	$8	$0

MYI	Call - OTC Fannie Mae 3.500% due 04/01/2045		112.000	04/07/2015		50,100	2	0
	Call - OTC Fannie Mae 4.000% due 04/01/2045		114.344	04/07/2015		233,000	9	0

							$19	$0

Total Purchased Options							$15,716	$12,609

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR	12,820	$(185)	$(651)
	Call - OTC EUR versus JPY		142.900	04/14/2015		12,820	(126)	0
	Put - OTC EUR versus USD		$1.040	06/11/2015		51,015	(301)	(545)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	714	(15)	(20)

BPS	Put - OTC EUR versus USD		$1.030	05/22/2015	EUR	29,545	(205)	(186)
	Call - OTC EUR versus USD		1.110	05/22/2015		29,545	(206)	(201)
	Put - OTC EUR versus USD		1.040	06/11/2015		8,306	(49)	(89)

FBF	Put - OTC AUD versus USD		0.758	06/01/2015	AUD	20,700	(130)	(309)
	Put - OTC AUD versus USD		0.763	06/01/2015		20,700	(152)	(358)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	10,606	(236)	(299)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	14,900	(118)	(367)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	11,320	(363)	(446)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		39,463	(416)	(201)

MSB	Put - OTC AUD versus USD		$0.760	06/01/2015	AUD	20,300	(136)	(327)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	39,463	(362)	(170)

							$(3,000)	$(4,169)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$2,100	$(19)	$(1)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	2,400	(31)	(1)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	1,000	(7)	(1)

						$(57)	$(3)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	10,100	$(20)	$(20)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		27,400	(298)	(659)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		52,100	(633)	(1,626)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		55,400	(1,011)	(596)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		68,900	(1,422)	(698)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		52,200	(907)	(517)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		110,200	(1,558)	(3,440)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		504,800	(1,060)	(1,022)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		578,800	(1,216)	(1,238)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		109,100	(799)	(802)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		109,100	(746)	(600)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		285,900	(4,901)	(2,704)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		45,900	(559)	(852)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		69,600	(785)	(806)

								$(15,915)	$(15,580)

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$98,400	$(118)	$(76)

Total Written Options						$(19,090)	$(19,828)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	1,818	$32,400	AUD	0	EUR	0	GBP	0	JPY	0	$(5,097)
Sales	7,630	6,151,767		185,814		1,151,910		94,400		25,466	(59,200)
Closing Buys	(6,576)	(1,177,716)		0		(187,081)		0		(25,466)	30,612
Expirations	(1,485)	(2,164,772)		(64,334)		(690,354)		(56,300)		0	9,432
Exercised	(265)	(556,713)		(59,780)		(115,524)		(38,100)		0	4,197

Balance at End of Period	1,122	$2,284,966	AUD	61,700	EUR	158,951	GBP	0	JPY	0	$(20,056)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	81.500%	04/24/2015	600	$0	$(10)	$0	$(10)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	1,000	0	(18)	0	(18)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015	500	0	(9)	0	(9)

						$0	$(37)	$0	$(37)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	$ 100	$31	$32	$63	$0

BPS	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	100	31	32	63	0

GST	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	100	30	33	63	0

HUS	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	100	31	32	63	0

JPM	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	300	91	98	189	0

							$214	$227	$441	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	General Electric Capital Corp.	1.000%	12/20/2015	0.224%	$ 2,200	$(44)	$57	$13	$0
	MetLife, Inc.	1.000%	12/20/2015	0.117%	1,900	(106)	119	13	0
	Republic of Korea	1.000%	09/20/2022	0.735%	3,200	46	14	60	0

BPS	China Government International Bond	1.000%	12/20/2019	0.827%	26,100	121	93	214	0
	Republic of Korea	1.000%	09/20/2022	0.735%	1,600	26	5	31	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.069%	EUR 4,400	(62)	71	9	0

BRC	Brazil Government International Bond	1.000%	06/20/2015	1.024%	$ 500	(7)	7	0	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%	10,800	(36)	20	0	(16)
	Brazil Government International Bond	1.000%	06/20/2016	1.296%	12,200	(18)	(22)	0	(40)
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%	10,000	129	(53)	76	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%	4,500	67	(26)	41	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	3,500	(59)	88	29	0
	Italy Government International Bond	1.000%	06/20/2017	0.559%	2,500	9	16	25	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%	800	0	4	4	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	4,500	(22)	44	22	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	14,000	(125)	(43)	0	(168)

CBK	Brazil Government International Bond	1.000%	09/20/2015	1.024%	1,000	(16)	16	0	0
	China Government International Bond	1.000%	12/20/2019	0.827%	3,400	25	3	28	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	10,000	(121)	(58)	0	(179)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	$ 1,400	$(26)	$38	$12	$0
	Italy Government International Bond	1.000%	06/20/2017	0.559%	4,000	23	17	40	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	13,100	(235)	315	80	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	9,300	(109)	(2)	0	(111)
	Sberbank of Russia Via SB Capital S.A.	1.000%	09/20/2015	5.194%	10,400	(180)	(23)	0	(203)

DUB	Brazil Government International Bond	1.000%	06/20/2015	1.024%	1,000	(10)	10	0	0
	China Government International Bond	1.000%	12/20/2019	0.827%	21,600	153	24	177	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%	2,500	31	(21)	10	0
	Italy Government International Bond	1.000%	09/20/2016	0.456%	1,500	11	1	12	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%	11,400	(186)	264	78	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%	3,500	(2)	20	18	0
	Mexico Government International Bond	1.000%	06/20/2016	0.581%	12,600	31	39	70	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%	1,700	(24)	31	7	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	700	(9)	0	0	(9)
	Spain Government International Bond	1.000%	06/20/2019	0.671%	22,400	(1)	311	310	0

FBF	Brazil Government International Bond	1.000%	09/20/2015	1.024%	7,200	(90)	92	2	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%	10,700	(16)	(20)	0	(36)
	Verizon Communications, Inc.	1.000%	09/20/2018	0.390%	500	13	(3)	10	0

GST	Brazil Government International Bond	1.000%	06/20/2015	1.024%	500	(7)	7	0	0
	Italy Government International Bond	1.000%	06/20/2017	0.559%	1,700	10	7	17	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%	3,500	(225)	241	16	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%	700	(6)	10	4	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	21,300	(52)	54	2	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%	10,100	5	135	140	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	1.024%	300	(8)	8	0	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%	900	(9)	9	0	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	1,400	(24)	36	12	0
	Italy Government International Bond	1.000%	09/20/2016	0.456%	2,900	22	2	24	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%	11,400	(191)	269	78	0
	U.S. Treasury Notes	0.250%	06/20/2017	0.091%	EUR 6,200	(12)	37	25	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$ 1,400	(16)	16	0	0
	Brazil Government International Bond	1.000%	06/20/2019	2.531%	1,800	(60)	(48)	0	(108)
	China Government International Bond	1.000%	12/20/2019	0.827%	84,800	604	92	696	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%	5,600	(332)	357	25	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%	9,600	(127)	174	47	0
	Sberbank of Russia Via SB Capital S.A.	1.000%	09/20/2015	5.194%	3,500	(55)	(13)	0	(68)
	Spain Government International Bond	1.000%	06/20/2019	0.671%	12,300	(6)	176	170	0
	Spain Government International Bond	1.000%	03/20/2020	0.742%	1,900	13	11	24	0

MYC	Italy Government International Bond	1.000%	06/20/2017	0.559%	2,600	9	17	26	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%	5,700	(94)	133	39	0
	Italy Government International Bond	1.000%	03/20/2020	0.935%	51,400	(611)	782	171	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	5,700	(35)	63	28	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%	1,400	(20)	26	6	0
	Republic of Korea	1.000%	09/20/2022	0.735%	500	8	2	10	0
	Spain Government International Bond	1.000%	06/20/2019	0.671%	4,600	9	54	63	0
	Spain Government International Bond	1.000%	03/20/2020	0.742%	900	6	6	12	0

RYL	Mexico Government International Bond	1.000%	09/20/2015	0.460%	7,200	(84)	105	21	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%	500	(5)	5	0	0

						$(2,112)	$4,221	$3,047	$(938)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$2,000	$ 268	$32	$300	$0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	4,484	(897)	14	0	(883)
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	1,034	61	(65)	0	(4)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	1,000	134	16	150	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	12,784	805	(860)	0	(55)

					$ 371	$(863)	$450	$(942)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	1,215	$(1)	$197	$196	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		130	0	(1)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	61,100	103	(329)	0	(226)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		111,700	(185)	(1,463)	0	(1,648)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		21,600	60	(162)	0	(102)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	23,200	(27)	218	191	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	610	4	94	98	0
	Pay	1-Year BRL-CDI	11.160%	01/04/2021	BRL	165,800	(344)	(2,103)	0	(2,447)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		136,800	440	(1,652)	0	(1,212)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	22,200	(3)	199	196	0

CBK	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	200	0	3	3	0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	172,000	89	(797)	0	(708)
	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	11,000	0	82	82	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		21,400	(5)	(20)	0	(25)

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	90,700	146	(482)	0	(336)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		13,000	(10)	(51)	0	(61)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	300	5	9	14	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		950	1	155	156	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		334	(1)	31	30	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		400	3	55	58	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		130	1	(2)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	158,900	255	(844)	0	(589)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		32,100	132	(416)	0	(284)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	8,500	0	86	86	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	62,300	1	(332)	0	(331)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	66,000	(146)	580	434	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		54,400	(4)	603	599	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		43,500	(6)	(48)	0	(54)
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023	MXN	400	(1)	1	0	0

HUS	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	32,800	19	(154)	0	(135)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		62,900	21	(355)	0	(334)
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018	MXN	2,400	0	4	4	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	600	4	84	88	0

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		740	1	120	121	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	64,000	9	(349)	0	(340)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		40,200	106	(296)	0	(190)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	2,800	0	30	30	0

UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	330	0	4	4	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	36,100	125	(445)	0	(320)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	32,100	(30)	241	211	0

							$762	$(7,505)	$2,601	$(9,344)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	ERAEMLT Index	277,372	1-Month USD-LIBOR plus a specified spread	02/12/2016	$601,652		$(6,513)	$0	$(6,513)
	Receive	ERAEMLT Index	591,573	1-Month USD-LIBOR plus a specified spread	06/15/2015	1,376,370		(107,254)	0	(107,254)
	Receive	ERAEMLT Index	259,420	1-Month USD-LIBOR plus a specified spread	07/30/2015	543,370		13,243	13,243	0

BPS	Receive	ERAEMLT Index	89,303	1-Month USD-LIBOR plus a specified spread	02/16/2016	186,418		5,195	5,195	0

FBF	Receive	ERAEMLT Index	193,029	1-Month USD-LIBOR plus a specified spread	11/20/2015	432,125		(16,846)	0	(16,846)

								$(112,175)	$18,438	$(130,613)

Total Swap Agreements							$(765)	$(116,132)	$24,977	$(141,874)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $140,488 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	5,870	1,463	14,079	21,412	(1,414)	(3,521)	(115,744)	(120,679)	(99,267)	108,460	9,193
BPS	12,145	5	5,806	17,956	(1,047)	(476)	(3,659)	(5,182)	12,774	(12,070)	704
BRC	2,362	0	197	2,559	(88)	0	(1,111)	(1,199)	1,360	(1,230)	130
CBK	28	0	395	423	(617)	(2)	(1,226)	(1,845)	(1,422)	1,840	418
DUB	6,230	1,896	682	8,808	(4,340)	(1,812)	(406)	(6,558)	2,250	(1,630)	620
FBF	7,193	6	270	7,469	(5,609)	(966)	(17,784)	(24,359)	(16,890)	26,310	9,420
GLM	28,021	1,925	1,119	31,065	(2,264)	(3,516)	(394)	(6,174)	24,891	(21,740)	3,151
GST	0	0	242	242	0	0	0	0	242	(190)	52
HUS	612	0	206	818	(5)	(367)	(524)	(896)	(78)	(280)	(358)
JPM	13,958	374	1,239	15,571	(3,903)	(647)	(176)	(4,726)	10,845	(11,200)	(355)
MSB	1,033	3	0	1,036	(694)	(327)	0	(1,021)	15	(290)	(275)
MYC	0	6,656	506	7,162	0	(8,024)	(530)	(8,554)	(1,392)	884	(508)
NGF	0	0	0	0	(227)	0	0	(227)	(227)	121	(106)
RBC	0	0	0	0	(480)	0	0	(480)	(480)	553	73
RYL	0	0	21	21	0	0	0	0	21	(35)	(14)
SCX	0	0	0	0	(1,128)	0	0	(1,128)	(1,128)	1,105	(23)
SOG	2,125	0	0	2,125	(448)	0	0	(448)	1,677	(1,690)	(13)
UAG	6,043	281	215	6,539	(325)	(170)	(320)	(815)	5,724	(5,950)	(226)

Total Over the Counter	$85,620	$12,609	$24,977	$123,206	$(22,591)	$(19,828)	$(141,874)	$(184,293)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$107	$107
Futures	0	0	0	0	2,552	2,552
Swap Agreements	0	320	0	0	163	483

	$0	$320	$0	$0	$2,822	$3,142

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$85,620	$0	$85,620
Purchased Options	0	20	0	766	11,823	12,609
Swap Agreements	0	3,938	18,438	0	2,601	24,977

	$0	$3,958	$18,438	$86,386	$14,424	$123,206

	$0	$4,278	$18,438	$86,386	$17,246	$126,348

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,227	$1,227
Futures	0	0	0	0	427	427
Swap Agreements	0	0	0	0	6,022	6,022

	$0	$0	$0	$0	$7,676	$7,676

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,591	$0	$22,591
Written Options	0	0	0	4,169	15,659	19,828
Swap Agreements	0	1,880	130,613	37	9,344	141,874

	$0	$1,880	$130,613	$26,797	$25,003	$184,293

	$0	$1,880	$130,613	$26,797	$32,679	$191,969

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(388)	$(388)
Written Options	0	0	6,122	0	987	7,109
Futures	0	0	0	0	32,875	32,875
Swap Agreements	0	12,341	0	0	(48,496)	(36,155)

	$0	$12,341	$6,122	$0	$(15,022)	$3,441

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$107,297	$0	$107,297
Purchased Options	0	(61)	(230)	(58)	12,421	12,072
Written Options	0	1,475	956	(2,743)	(5,746)	(6,058)
Swap Agreements	0	2,579	99,862	0	2,981	105,422

	$0	$3,993	$100,588	$104,496	$9,656	$218,733

	$0	$16,334	$106,710	$104,496	$(5,366)	$222,174

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$48	$48
Written Options	0	0	(864)	0	(262)	(1,126)
Futures	0	0	0	0	373	373
Swap Agreements	0	3,564	0	0	(70,335)	(66,771)

	$0	$3,564	$(864)	$0	$(70,176)	$(67,476)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$70,665	$0	$70,665
Purchased Options	0	(44)	0	(553)	(2,510)	(3,107)
Written Options	0	(10)	0	(1,183)	379	(814)
Swap Agreements	0	1,754	(68,375)	(37)	(7,537)	(74,195)

	$0	$1,700	$(68,375)	$68,892	$(9,668)	$(7,451)

	$0	$5,264	$(69,239)	$68,892	$(79,844)	$(74,927)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$16,127	$0	$16,127
Corporate Bonds & Notes
Banking & Finance	0	527,190	1,826	529,016
Industrials	0	168,618	0	168,618
Utilities	0	120,225	0	120,225
Municipal Bonds & Notes
California	0	34,427	0	34,427
Louisiana	0	904	0	904
Nebraska	0	120	0	120
Nevada	0	293	0	293
New Jersey	0	3,392	0	3,392
New York	0	44,560	0	44,560
Ohio	0	4,793	0	4,793
Tennessee	0	134	0	134
Texas	0	5,999	0	5,999
Washington	0	3,162	0	3,162
U.S. Government Agencies	0	718,460	0	718,460
U.S. Treasury Obligations	0	788,581	0	788,581
Mortgage-Backed Securities	0	191,414	5,931	197,345
Asset-Backed Securities	0	150,795	0	150,795
Sovereign Issues	0	404,054	0	404,054
Convertible Preferred Securities
Banking & Finance	0	2,000	0	2,000
Preferred Securities
Banking & Finance	1,312	7,712	0	9,024
Short-Term Instruments
Certificates of Deposit	0	74,773	0	74,773
Commercial Paper	0	4,596	0	4,596

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Repurchase Agreements	$0	$333	$0	$333
U.S. Treasury Bills	0	13,345	0	13,345
	$1,312	$3,286,007	$7,757	$3,295,076

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$448,425	$0	$0	$448,425

Total Investments	$449,737	$3,286,007	$7,757	$3,743,501

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,065,367)	$0	$(1,065,367)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,552	590	0	3,142
Over the counter	0	123,206	0	123,206
	$2,552	$123,796	$0	$126,348

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(427)	(7,249)	0	(7,676)
Over the counter	0	(184,293)	0	(184,293)
	$(427)	$(191,542)	$0	$(191,969)

Totals	$451,862	$2,152,894	$7,757	$2,612,513

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.9%

BANK LOAN OBLIGATIONS 0.0%
H.J. Heinz Co.
3.250% due 06/05/2020		$2,230	$2,234

Total Bank Loan Obligations (Cost $2,239)			2,234

CORPORATE BONDS & NOTES 24.4%

BANKING & FINANCE 16.4%
Ally Financial, Inc.
2.500% due 03/15/2017 (f)		5,000	4,933
2.750% due 01/30/2017		5,000	4,994
2.937% due 07/18/2016		200	201
3.125% due 01/15/2016		1,200	1,206
3.250% due 09/29/2017		2,400	2,390
4.625% due 06/26/2015		900	906
4.750% due 09/10/2018		5,800	5,981
5.500% due 02/15/2017		14,700	15,325
8.000% due 03/15/2020		241	288
American Honda Finance Corp.
0.754% due 10/07/2016		9,100	9,144
American International Group, Inc.
4.375% due 04/26/2016	EUR	1,200	1,347
Banca Carige SpA
3.750% due 11/25/2016		15,000	17,048
Banca Monte dei Paschi di Siena SpA
3.125% due 06/30/2015		700	758
4.875% due 09/15/2016		18,150	20,817
5.000% due 02/09/2019		4,100	4,987
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (e)		$400	436
Banco Bradesco S.A.
4.500% due 01/12/2017		3,300	3,399
Banco de Credito e Inversiones
3.000% due 09/13/2017		3,500	3,580
Banco de Sabadell S.A.
3.500% due 01/19/2016	EUR	4,800	5,303
Banco Popolare SC
3.250% due 09/30/2016		300	328
3.625% due 03/31/2017		3,460	3,978
4.750% due 03/31/2016		240	270
Banco Santander Brasil S.A.
4.500% due 04/06/2015		$2,900	2,900
4.625% due 02/13/2017		15,700	16,250
Banco Santander S.A.
6.250% due 09/11/2021 (e)	EUR	800	866
Bank of America Corp.
1.144% due 04/01/2019		$6,000	6,041
2.000% due 01/11/2018		600	605
2.650% due 04/01/2019		1,200	1,224
5.750% due 12/01/2017		1,200	1,321
6.000% due 09/01/2017		1,700	1,871
6.400% due 08/28/2017		700	776
Bank of America N.A.
0.676% due 05/08/2017		32,800	32,761
5.300% due 03/15/2017		300	320
Bankia S.A.
3.500% due 12/14/2015	EUR	3,200	3,520
3.625% due 10/05/2016		5,700	6,457
4.250% due 07/05/2016		15,600	17,678
5.750% due 06/29/2016		4,300	4,951
Banque PSA Finance S.A.
4.000% due 06/24/2015		800	867
4.250% due 02/25/2016		1,400	1,553
4.875% due 09/25/2015		300	329
Barclays Bank PLC
7.625% due 11/21/2022		$600	704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.750% due 04/10/2023		$300	$333
10.179% due 06/12/2021		33,800	46,351
Barclays PLC
8.000% due 12/15/2020 (e)	EUR	400	480
BBVA Bancomer S.A.
6.750% due 09/30/2022		$10,500	11,899
Bear Stearns Cos. LLC
7.250% due 02/01/2018		17,500	20,157
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		1,150	1,161
BNP Paribas S.A.
0.566% due 11/07/2015		20,900	20,915
BPCE S.A.
0.901% due 06/17/2017		16,600	16,629
1.364% due 03/06/2017	GBP	600	896
BPE Financiaciones S.A.
4.000% due 07/17/2015	EUR	11,700	12,697
Caixa Economica Federal
4.250% due 05/13/2019		$6,600	6,366
CIT Group, Inc.
4.250% due 08/15/2017		4,400	4,477
5.000% due 05/15/2017		300	309
5.250% due 03/15/2018		4,200	4,358
Citigroup, Inc.
0.534% due 06/09/2016		31,300	31,120
0.937% due 11/15/2016		23,800	23,853
Compass Bank
6.400% due 10/01/2017		5,800	6,321
Council Of Europe Development Bank
1.125% due 10/22/2018	EUR	1,100	1,235
Credit Agricole S.A.
0.813% due 06/12/2017		$24,300	24,293
Credit Suisse
0.567% due 03/11/2016		18,900	18,891
Credit Suisse AG
6.500% due 08/08/2023		10,000	11,443
Credit Suisse Group AG
6.250% due 12/18/2024 (e)		600	591
Depfa ACS Bank
3.875% due 11/14/2016	EUR	9,300	10,613
Eksportfinans ASA
0.720% due 07/28/2016	JPY	100,000	817
0.890% due 06/16/2015		100,000	835
2.000% due 09/15/2015		$600	602
2.375% due 05/25/2016		1,000	1,006
5.500% due 05/25/2016		200	208
5.500% due 06/26/2017		3,500	3,736
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	6,000	8,873
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		$1,250	1,256
2.500% due 01/15/2016		800	809
5.625% due 09/15/2015		17,300	17,664
General Electric Capital Corp.
0.460% due 12/29/2016		11,300	11,268
General Motors Financial Co., Inc.
2.625% due 07/10/2017		6,200	6,264
2.750% due 05/15/2016		1,600	1,621
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	2,400	2,649
4.250% due 01/18/2017		13,100	15,156
GMAC International Finance BV
7.500% due 04/21/2015		300	324
Goldman Sachs Group, Inc.
0.657% due 07/22/2015		$2,400	2,401
6.250% due 09/01/2017		1,600	1,775
7.500% due 02/15/2019		8,300	9,914

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HBOS PLC
0.973% due 09/30/2016		$1,600	$1,601
6.750% due 05/21/2018		3,000	3,363
International Lease Finance Corp.
5.750% due 05/15/2016		13,200	13,738
6.750% due 09/01/2016		500	533
8.625% due 09/15/2015		1,600	1,648
8.750% due 03/15/2017		5,700	6,313
IPIC GMTN Ltd.
1.750% due 11/30/2015		6,600	6,656
JPMorgan Chase & Co.
0.777% due 02/15/2017		3,400	3,406
JPMorgan Chase Bank N.A.
0.748% due 05/31/2017	EUR	2,300	2,475
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	800	1,268
Macquarie Bank Ltd.
6.625% due 04/07/2021		$400	472
Morgan Stanley
1.536% due 04/25/2018		6,000	6,100
5.500% due 01/26/2020		3,400	3,876
Navient Corp.
6.000% due 01/25/2017		1,800	1,898
6.250% due 01/25/2016		12,038	12,414
8.450% due 06/15/2018		1,200	1,335
Nordea Bank AB
0.616% due 04/04/2017		4,200	4,206
Rabobank Group
4.000% due 09/10/2015	GBP	800	1,203
8.375% due 07/26/2016 (e)		$200	214
Royal Bank of Canada
3.770% due 03/30/2018	CAD	3,700	3,150
Shinsei Bank Ltd.
7.375% due 09/14/2020	EUR	6,285	6,906
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		$8,200	8,209
Springleaf Finance Corp.
5.400% due 12/01/2015		900	917
6.900% due 12/15/2017		1,800	1,922
Stadshypotek AB
1.250% due 05/23/2018		8,200	8,171
4.250% due 10/10/2017	AUD	400	316
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024		$3,200	3,433
Swedbank Hypotek AB
1.375% due 03/28/2018		3,100	3,106
Toronto-Dominion Bank
0.711% due 07/02/2019		10,400	10,389
2.125% due 07/02/2019		800	811
UBS AG
0.897% due 08/14/2019		9,800	9,869
0.969% due 03/26/2018		18,800	18,830
7.250% due 02/22/2022		1,200	1,294
7.625% due 08/17/2022		950	1,154
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	5,100	7,969
Wachovia Corp.
0.541% due 06/15/2017		$2,300	2,296
Wells Fargo & Co.
0.671% due 09/14/2018		8,300	8,272
0.717% due 04/22/2019		8,900	8,912
WM Covered Bond Program
4.000% due 11/26/2016	EUR	5,920	6,738

			756,562

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 5.3%
AbbVie, Inc.
1.015% due 11/06/2015		$5,500	$5,517
Actavis Funding SCS
1.523% due 03/12/2020		5,800	5,886
4.750% due 03/15/2045		2,000	2,131
ADT Corp.
4.875% due 07/15/2042		2,200	1,768
Altice Financing S.A.
5.250% due 02/15/2023	EUR	500	571
6.625% due 02/15/2023		$2,500	2,587
Altice Finco S.A.
7.625% due 02/15/2025		500	515
Altice S.A.
7.625% due 02/15/2025		1,100	1,108
Amgen, Inc.
0.862% due 05/22/2019		3,800	3,807
2.200% due 05/22/2019		16,900	17,128
BMW U.S. Capital LLC
0.602% due 06/02/2017		9,600	9,598
California Resources Corp.
5.500% due 09/15/2021		5,125	4,593
Canadian National Railway Co.
0.455% due 11/06/2015		5,700	5,702
CNPC General Capital Ltd.
1.157% due 05/14/2017		5,500	5,510
2.750% due 05/14/2019		2,000	2,014
DISH DBS Corp.
7.125% due 02/01/2016		8,075	8,408
7.750% due 05/31/2015		16,700	16,836
Dry Mix Solutions Investissements S.A.S.
4.277% due 06/15/2021	EUR	600	643
HCA, Inc.
6.500% due 02/15/2016		$300	312
7.190% due 11/15/2015		300	311
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	11,600	8,731
Johnson & Johnson
0.332% due 11/28/2016		$34,000	34,051
KP Germany Erste GmbH
11.625% due 07/15/2017	EUR	4,300	5,017
McKesson Corp.
0.665% due 09/10/2015		$30,600	30,613
MGM Resorts International
6.625% due 07/15/2015		200	202
6.875% due 04/01/2016		1,400	1,463
7.500% due 06/01/2016		3,300	3,476
7.625% due 01/15/2017		4,000	4,295
10.000% due 11/01/2016		2,500	2,781
Nakilat, Inc.
6.067% due 12/31/2033		1,500	1,761
Nissan Motor Acceptance Corp.
0.812% due 03/03/2017		400	401
PHH Corp.
6.375% due 08/15/2021		3,200	3,096
Pioneer Natural Resources Co.
5.875% due 07/15/2016		5,891	6,220
Roche Holdings, Inc.
0.613% due 09/30/2019		5,200	5,214
Tesco PLC
6.125% due 02/24/2022	GBP	1,400	2,365
Viacom, Inc.
5.850% due 09/01/2043		$3,700	4,181
Volkswagen International Finance NV
0.586% due 11/18/2015		28,700	28,742

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Zimmer Holdings, Inc.
4.450% due 08/15/2045		$4,900	$5,105

			242,659

UTILITIES 2.7%
AES Corp.
3.262% due 06/01/2019		10,400	10,374
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		2,911	2,526
Petrobras Global Finance BV
2.631% due 03/17/2017		8,200	7,564
2.750% due 01/15/2018	EUR	5,400	5,247
3.000% due 01/15/2019		$300	260
3.151% due 03/17/2020		1,800	1,557
3.250% due 03/17/2017		3,600	3,330
3.250% due 04/01/2019	EUR	2,800	2,687
3.750% due 01/14/2021		2,800	2,664
3.875% due 01/27/2016		$3,400	3,343
4.250% due 10/02/2023	EUR	700	665
4.375% due 05/20/2023		$2,800	2,401
4.875% due 03/17/2020		1,200	1,081
6.250% due 12/14/2026	GBP	500	643
Shell International Finance BV
0.467% due 11/15/2016		$4,800	4,811
Sprint Communications, Inc.
6.000% due 12/01/2016		2,000	2,092
8.375% due 08/15/2017		17,400	18,944
9.125% due 03/01/2017		10,685	11,700
SSE PLC
5.625% due 10/01/2017 (e)	EUR	1,000	1,171
Telecom Italia SpA
7.375% due 12/15/2017	GBP	1,500	2,505
8.250% due 03/21/2016	EUR	300	346
Verizon Communications, Inc.
1.041% due 06/17/2019		$2,000	2,018
1.801% due 09/15/2016		11,500	11,689
2.021% due 09/14/2018		15,800	16,494
2.625% due 02/21/2020		7,243	7,382

			123,494

Total Corporate Bonds & Notes (Cost $1,171,946)			1,122,715

MUNICIPAL BONDS & NOTES 0.2%

NEW YORK 0.1%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039		1,000	1,404

OHIO 0.0%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041		700	1,051

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		6,485	5,674

Total Municipal Bonds & Notes (Cost $7,796)			8,129

U.S. GOVERNMENT AGENCIES 12.4%
Fannie Mae
0.875% due 10/26/2017 (i)		40,500	40,567

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 10/01/2020 - 04/01/2045		$267,057	$281,978
4.000% due 04/01/2045		167,100	178,689
4.500% due 04/01/2045		15,100	16,477
Freddie Mac
0.575% due 11/15/2043		1,579	1,585
1.000% due 03/08/2017 (i)		4,900	4,936
Ginnie Mae
3.500% due 04/01/2045		43,700	46,039
NCUA Guaranteed Notes
0.545% due 11/06/2017		577	579

Total U.S. Government Agencies (Cost $568,899)			570,850

U.S. TREASURY OBLIGATIONS 25.3%
U.S. Treasury Bonds
3.125% due 08/15/2044		176,650	198,083
4.250% due 05/15/2039		700	925
U.S. Treasury Inflation Protected Securities (d)
0.125% due 07/15/2022 (i)		30,493	30,860
0.125% due 07/15/2024 (i)		151,204	151,487
0.250% due 01/15/2025		129,371	130,564
1.750% due 01/15/2028		4,798	5,627
2.375% due 01/15/2025 (i)		57,166	69,412
2.375% due 01/15/2027		90,407	111,738
2.500% due 01/15/2029 (i)		31,463	40,290
U.S. Treasury Notes
1.875% due 11/30/2021 (i)(k)		90,600	91,718
2.125% due 09/30/2021 (i)(k)		305,800	314,568
2.250% due 07/31/2021 (i)(k)		4,400	4,563
2.250% due 11/15/2024 (i)(k)		15,000	15,421
2.750% due 11/15/2023 (k)		900	965

Total U.S. Treasury Obligations (Cost $1,106,179)			1,166,221

MORTGAGE-BACKED SECURITIES 4.1%
Adjustable Rate Mortgage Trust
2.594% due 01/25/2036 ^		20,340	18,216
Aggregator of Loans Backed by Assets
2.814% due 12/16/2042	GBP	4,447	6,675
3.004% due 05/25/2051		631	945
Banc of America Mortgage Trust
2.735% due 05/25/2033		$235	237
5.500% due 02/25/2035		810	821
BCAP LLC Trust
0.384% due 05/25/2047		418	312
Bear Stearns Adjustable Rate Mortgage Trust
2.797% due 02/25/2034		398	391
5.422% due 02/25/2036		43	40
Bear Stearns ALT-A Trust
2.619% due 11/25/2036		633	426
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036		8,608	7,041
Citigroup Commercial Mortgage Trust
0.925% due 06/15/2033		18,700	18,640
2.202% due 09/10/2045 (a)		7,723	753
Citigroup Mortgage Loan Trust, Inc.
0.244% due 01/25/2037		4,040	2,945
Commercial Mortgage Trust
1.077% due 06/11/2027		14,400	14,355
Countrywide Alternative Loan Trust
6.000% due 08/25/2036 ^		6,478	6,049
Credit Suisse Commercial Mortgage Trust
5.460% due 09/15/2039		14,724	15,433
DBRR Trust
0.853% due 02/25/2045		1,118	1,115

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
0.364% due 02/25/2037		$9,676	$7,174
Eddystone Finance PLC
1.088% due 04/19/2021	GBP	7,786	11,370
Giovecca Mortgages SRL
0.655% due 04/23/2048	EUR	4,005	4,309
Granite Master Issuer PLC
0.745% due 12/20/2054	GBP	10,257	15,161
Granite Mortgages PLC
1.237% due 07/20/2043		$635	638
GSR Mortgage Loan Trust
2.530% due 04/25/2036		380	347
2.671% due 09/25/2035		921	926
4.968% due 11/25/2035		639	617
JPMorgan Chase Commercial Mortgage Securities Trust
5.811% due 06/12/2043		3,309	3,448
LB Commercial Mortgage Trust
5.855% due 07/15/2044		14,896	16,222
Leo-Mesdag BV
0.422% due 08/29/2019	EUR	7,216	7,682
Merrill Lynch Mortgage Investors Trust
1.172% due 10/25/2035		$40	38
Prime Mortgage Trust
0.574% due 02/25/2034		865	819
RMAC PLC
0.162% due 06/12/2037	EUR	1,965	1,998
Structured Adjustable Rate Mortgage Loan Trust
1.324% due 12/25/2037		$14,029	9,542
Structured Asset Mortgage Investments Trust
0.304% due 03/25/2037		779	591
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.217% due 01/25/2032		7	7
2.516% due 02/25/2032		9	9
WaMu Mortgage Pass-Through Certificates Trust
1.528% due 08/25/2042		5	4
2.192% due 09/25/2046		1,209	1,112
Washington Mutual Mortgage Pass-Through Certificates Trust
0.291% due 10/25/2036 ^		11,914	6,910
2.024% due 02/25/2033		454	435
Wells Fargo Commercial Mortgage Trust
1.186% due 02/15/2027		7,300	7,281

Total Mortgage-Backed Securities (Cost $201,219)			191,034

ASSET-BACKED SECURITIES 5.6%
ACE Securities Corp.
0.824% due 07/25/2035		500	421
1.149% due 05/25/2034		4,993	4,633
2.049% due 05/25/2034		655	576
Ally Auto Receivables Trust
0.480% due 02/15/2017		12,756	12,748
Ameriquest Mortgage Securities Trust
0.564% due 03/25/2036		400	342
Asset-Backed Funding Certificates Trust
1.174% due 06/25/2037		83	58
Atrium CDO Corp.
1.357% due 11/16/2022		11,290	11,304
Avoca CLO PLC
0.352% due 08/03/2022	EUR	349	373
Cairn CLO BV
0.413% due 10/15/2022		744	799
Citigroup Mortgage Loan Trust, Inc.
0.414% due 10/25/2036		$2,400	2,328
0.474% due 10/25/2036		13,066	9,968

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Claris ABS
0.538% due 10/31/2060	EUR	3,169	$3,386
COA Summit CLO Ltd.
1.607% due 04/20/2023		$250	250
Countrywide Asset-Backed Certificates
0.354% due 11/25/2047		4,445	3,484
0.504% due 07/25/2036		1,433	1,179
Countrywide Asset-Backed Certificates Trust
0.324% due 03/25/2047		18,268	15,457
Dureve Ltd.
0.548% due 11/01/2095	EUR	254	266
Ford Credit Auto Owner Trust
0.470% due 03/15/2017		$12,372	12,374
Franklin CLO Ltd.
0.486% due 08/09/2019		9,681	9,549
Fraser Sullivan CLO Ltd.
0.570% due 12/20/2020		500	497
Gallatin CLO Ltd.
1.523% due 07/15/2023		4,300	4,296
GE Equipment Transportation LLC
0.550% due 12/23/2016		2,221	2,221
GE-WMC Asset-Backed Pass-Through Certificates
0.424% due 12/25/2035		10,435	9,599
Golden Knight CDO Ltd.
0.493% due 04/15/2019		975	971
LCM LP
1.513% due 04/15/2022		13,000	13,012
Marquette U.S./European CLO PLC
0.633% due 07/15/2020		515	515
Merrill Lynch Mortgage Investors Trust
0.244% due 04/25/2047		12,304	7,102
Morgan Stanley ABS Capital, Inc. Trust
0.424% due 03/25/2037		1,770	1,006
1.104% due 03/25/2035		900	887
Motor PLC
0.654% due 08/25/2021		9,849	9,865
Nash Point CLO
0.381% due 07/25/2022	EUR	157	168
Nissan Auto Lease Trust
0.480% due 09/15/2016		$12,498	12,489
Octagon Investment Partners Ltd.
1.525% due 05/05/2023		7,800	7,781
OHA Intrepid Leveraged Loan Fund Ltd.
1.177% due 04/20/2021		4,387	4,376
OneMain Financial Issuance Trust
2.470% due 09/18/2024		6,300	6,284
Panther CDO BV
0.364% due 03/20/2084	EUR	3,864	4,020
Race Point CLO Ltd.
1.541% due 12/15/2022		$556	555
Residential Asset Mortgage Products Trust
0.794% due 07/25/2034		15,210	10,379
Residential Asset Securities Corp. Trust
0.614% due 12/25/2035		13,186	9,642
Santander Drive Auto Receivables Trust
0.540% due 08/15/2017		11,569	11,563
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	2,494	2,650
Soundview Home Loan Trust
0.284% due 02/25/2037		$588	264
0.424% due 07/25/2037		4,360	2,773
South Texas Higher Education Authority, Inc.
0.774% due 10/01/2020		4,011	4,008
Structured Asset Securities Corp. Mortgage Loan Trust
0.404% due 01/25/2037		5,588	3,727
0.514% due 02/25/2036		2,500	2,239
0.544% due 04/25/2036		2,500	2,155

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symphony CLO LP
1.352% due 01/09/2023		$8,400	$8,366
Toyota Auto Receivables Owner Trust
0.400% due 12/15/2016		6,410	6,409
Venture CDO Ltd.
0.477% due 07/22/2021		926	914
Voya CLO Ltd.
1.615% due 10/15/2022 (b)		16,000	15,904

Total Asset-Backed Securities (Cost $258,144)			256,132

SOVEREIGN ISSUES 9.5%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	271,500	82,573
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		40,900	10,818
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$7,600	8,357
Export-Import Bank of Korea
4.000% due 01/29/2021		2,900	3,153
Hellenic Republic Government Bond
4.750% due 04/17/2019	EUR	8,300	5,932
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	200	161
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024	EUR	83,800	110,230
4.500% due 03/01/2024		24,570	33,840
4.750% due 08/01/2023		14,700	20,404
4.750% due 09/01/2044		10,100	17,332
5.000% due 09/01/2040		4,900	8,358
Korea Development Bank
3.000% due 09/14/2022		$3,700	3,798
Mexico Government International Bond
4.750% due 06/14/2018	MXN	95,600	6,279
Province of Ontario
3.000% due 07/16/2018		$15,000	15,840
Spain Government International Bond
2.750% due 10/31/2024	EUR	36,500	44,799
3.800% due 04/30/2024		26,200	34,609
4.400% due 10/31/2023		14,600	19,959
4.800% due 01/31/2024		9,700	13,675

Total Sovereign Issues (Cost $489,996)			440,117

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
GMAC Capital Trust
8.125% due 02/15/2040		7,000	184

Total Preferred Securities (Cost $188)			184

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.4%

CERTIFICATES OF DEPOSIT 2.0%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$7,500	7,495
Banco do Brasil S.A.
1.211% due 06/29/2015		10,000	10,002
Credit Suisse
0.553% due 08/24/2015		100	100
0.631% due 01/28/2016		2,800	2,801
Intesa Sanpaolo SpA
1.650% due 04/07/2015		38,800	38,799

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		$31,100	$31,098

			90,295

COMMERCIAL PAPER 0.1%
Tesco Treasury Services PLC
1.024% due 08/18/2015		4,800	4,750

JAPAN TREASURY BILLS 2.5%
0.000% due 06/08/2015	JPY	13,800,000	115,061

MEXICO TREASURY BILLS 0.3%
3.021% due 04/01/2015	MXN	235,000	15,406

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.5%
0.028% due 04/09/2015 - 06/25/2015 (c)(g)(i)(k)	$21,944	$21,943

Total Short-Term Instruments (Cost $248,208)		247,455

Total Investments in Securities (Cost $4,054,814)		4,005,071

	SHARES
INVESTMENTS IN AFFILIATES 23.1%

SHORT-TERM INSTRUMENTS 23.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 23.1%
PIMCO Short-Term Floating NAV Portfolio	2,309	23

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	107,230,886	$1,063,409

Total Short-Term Instruments (Cost $1,063,513)		1,063,432

Total Investments in Affiliates (Cost $1,063,513)		1,063,432

Total Investments 110.0% (Cost $5,118,327)		$5,068,503

Financial Derivative Instruments (h)(j) 0.9% (Cost or Premiums, net $(6,455))		40,564

Other Assets and Liabilities, net (10.9%)		(500,532)

Net Assets 100.0%		$4,608,535

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$5,000	$4,933	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing outstanding during the period ended March 31, 2015 was $18,343 at a weighted average interest rate of 0.020%.

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$75,400	$(76,088)	$(77,102)
Fannie Mae	3.500%	04/01/2045	182,900	(190,342)	(192,166)
Fannie Mae	3.500%	05/01/2045	266,000	(278,453)	(278,801)
Fannie Mae	4.000%	04/01/2045	244,100	(259,987)	(261,030)
Fannie Mae	4.000%	05/01/2045	290,900	(310,006)	(310,575)
Fannie Mae	4.500%	04/01/2045	49,100	(53,242)	(53,577)
Fannie Mae	4.500%	05/01/2045	49,100	(53,241)	(53,442)

				$(1,221,359)	$(1,226,693)

Total Short Sales				$(1,221,359)	$(1,226,693)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

(g)	Securities with an aggregate market value of $3,613 have been pledged as collateral under the terms of the Master Securities Forward Transaction Agreements as of March 31, 2015.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	1,704	$(1,463)	$(1,864)

Total Written Options				$(1,463)	$(1,864)

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	3,998	$3,787	$150	$0
90-Day Eurodollar December Futures	Short	12/2016	7,928	(13,322)	0	(892)
90-Day Eurodollar June Futures	Short	06/2015	1,179	(69)	0	(15)
90-Day Eurodollar June Futures	Long	06/2016	2,941	4,003	257	0
90-Day Eurodollar June Futures	Short	06/2017	5,062	(11,444)	0	(633)
90-Day Eurodollar March Futures	Long	03/2016	1,048	1,368	66	0
90-Day Eurodollar September Futures	Short	09/2015	804	(91)	0	(20)
90-Day Eurodollar September Futures	Short	09/2016	15	(2)	0	(1)
90-Day Eurodollar September Futures	Short	09/2017	2,069	(5,280)	0	(233)
Canada Government 10-Year Bond June Futures	Short	06/2015	571	(988)	45	(49)
Euro-Bobl June Futures	Long	06/2015	107	17	9	(7)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	221	285	250	0
U.S. Treasury 5-Year Note June Futures	Short	06/2015	2,570	(2,487)	0	(522)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	7,912	10,821	2,472	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	206	354	84	0
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2015	10	(50)	0	(3)
United Kingdom Long Gilt June Futures	Long	06/2015	239	651	7	(110)

Total Futures Contracts				$(12,447)	$3,340	$(2,485)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$99,862	$8,337	$2,745	$115	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	27,100	1,970	106	30	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	98,000	1,821	139	15	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	402,400	6,832	1,345	72	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	67,200	1,237	(26)	12	0

				$20,197	$4,309	$244	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$	900,800	$(5,458)	$(2,819)	$0	$(388)
Receive	3-Month USD-LIBOR	2.000%	06/18/2019		76,700	(2,355)	(1,667)	0	(116)
Receive	3-Month USD-LIBOR	1.700%	10/16/2019		132,400	(2,400)	(2,374)	0	(213)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		126,800	(1,988)	(1,987)	0	(204)
Receive	3-Month USD-LIBOR	2.500%	06/18/2021		386,500	(21,093)	(18,864)	0	(782)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		807,000	(43,932)	(41,986)	0	(1,665)
Receive	3-Month USD-LIBOR	2.500%	06/17/2022		39,600	(1,677)	(910)	0	(83)
Receive	3-Month USD-LIBOR	2.600%	10/16/2024		15,200	(977)	(805)	0	(31)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		473,600	(46,147)	(24,886)	0	(1,007)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		45,100	(786)	(130)	0	(91)
Receive	3-Month USD-LIBOR	3.750%	06/18/2044		66,200	(20,458)	(17,061)	0	(81)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		63,300	(16,198)	(13,447)	0	(72)
Receive	6-Month EUR-EURIBOR	0.350%	09/16/2020	EUR	37,700	(114)	(83)	0	(32)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		237,900	(3,900)	263	0	(850)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045		21,500	(1,290)	(1,345)	0	(451)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045		7,600	(989)	3	4	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		8,000	(1,598)	(619)	0	(185)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP	388,100	(7,868)	(9,121)	12	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022	GBP	66,700	$(3,446)	$(2,796)	$12	$0
Pay	6-Month GBP-LIBOR	2.000%	09/16/2025		7,100	278	(43)	2	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN	589,600	48	(386)	93	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		316,100	49	49	50	0
Pay	28-Day MXN-TIIE	6.075%	09/21/2021		179,100	310	310	27	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		397,900	14	(403)	60	0
Pay	28-Day MXN-TIIE	5.675%	11/09/2021		132,100	20	(187)	19	0
Pay	28-Day MXN-TIIE	5.680%	11/09/2021		86,600	15	15	13	0

						$(181,940)	$(141,279)	$292	$(6,251)

Total Swap Agreements						$(161,743)	$(136,970)	$536	$(6,251)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $74,913 and cash of $18,309 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$3,340	$536	$3,876	$(1,864)	$(2,485)	$(6,251)	$(10,600)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	787	$		619	$0	$(2)
	04/2015		GBP	15,927			23,644	18	0
	05/2015	$		23,639		GBP	15,927	0	(18)

BOA	04/2015		BRL	12,603	$		3,929	0	(20)
	04/2015	$		4,053		BRL	12,603	0	(104)
	04/2015			12,051		CAD	15,298	27	0
	04/2015			19,566		GBP	13,060	0	(193)
	05/2015		EUR	102,943	$		111,040	282	0
	05/2015		MXN	28,997			1,919	22	0
	05/2015	$		44,727		EUR	40,474	0	(1,181)
	05/2015			478		MXN	7,019	0	(19)
	06/2015		JPY	13,800,000	$		115,353	186	0

BPS	04/2015		BRL	12,603			3,929	0	(20)
	04/2015	$		4,053		BRL	12,603	0	(104)
	04/2015			246,698		JPY	29,492,859	0	(791)
	05/2015		JPY	29,492,859	$		246,802	774	0
	05/2015	$		3,728		EUR	3,436	0	(32)
	07/2015		BRL	144,900	$		58,426	14,247	0

BRC	04/2015	$		4,367		MYR	15,969	0	(65)
	04/2015			1,191		TRY	3,128	3	0
	04/2015		ZAR	24,411	$		2,085	82	0
	05/2015		MXN	23,900			1,606	42	0
	05/2015	$		187		MXN	2,737	0	(7)

CBK	04/2015		BRL	95,146	$		39,211	9,399	0
	04/2015		CAD	4,610			3,687	47	0
	04/2015	$		6,425		AUD	8,271	0	(125)
	04/2015			29,659		BRL	95,146	153	0
	05/2015		EUR	15,241	$		16,163	0	(235)
	05/2015		MXN	291,895			18,857	0	(241)
	05/2015	$		1,609		EUR	1,413	0	(88)
	05/2015			4,337		MXN	65,804	18	(50)

DUB	04/2015		BRL	6,337	$		2,190	204	0
	04/2015		INR	472,109			7,463	0	(113)
	04/2015		JPY	17,276,459			144,579	530	0

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		33,688		AUD	43,969	$0	$(199)
	04/2015			1,975		BRL	6,337	10	0
	05/2015		MXN	107,676	$		6,949	0	(96)
	07/2015	$		3,431		BRL	9,307	0	(593)

FBF	04/2015		BRL	12,611	$		4,053	102	0
	04/2015	$		3,931		BRL	12,611	20	0
	05/2015		KRW	56,143,364	$		49,699	15	(851)
	07/2015		BRL	126,600			51,887	13,287	0

GLM	04/2015		AUD	52,832			41,187	947	0
	04/2015		BRL	21,733			6,775	0	(35)
	04/2015		JPY	2,570,400			21,235	0	(196)
	04/2015	$		6,802		BRL	21,733	7	0
	04/2015			4,413		GBP	2,867	0	(160)
	05/2015		BRL	21,733	$		6,746	0	(8)
	05/2015		CHF	109			118	6	0
	05/2015		EUR	670,536			766,541	45,175	(75)
	05/2015	$		16,282		EUR	14,247	0	(954)
	05/2015			477		MXN	7,134	0	(10)
	08/2015		NOK	975	$		128	7	0

HUS	04/2015		CAD	1,033			814	0	(1)
	04/2015		MXN	232,860			16,072	806	0
	04/2015	$		1,227		SGD	1,644	0	(30)
	05/2015		MXN	28,186	$		1,857	13	0
	05/2015	$		406		MXN	6,195	4	(4)
	05/2015			1,490		TWD	46,878	11	0

JPM	04/2015		BRL	319,263	$		130,366	30,332	0
	04/2015		INR	2,693,861			42,578	0	(652)
	04/2015		JPY	9,646,000			79,461	0	(966)
	04/2015	$		109,602		BRL	319,263	70	(9,638)
	04/2015			212		HUF	58,982	0	(1)
	04/2015			47,658		MXN	701,332	0	(1,729)
	05/2015		EUR	13,217	$		14,093	0	(128)
	05/2015	$		186		MXN	2,757	0	(6)
	06/2015		INR	2,470,277	$		38,970	0	(161)

MSB	04/2015		BRL	111,076			34,625	0	(179)
	04/2015		GBP	59,183			89,221	1,432	0
	04/2015		RUB	206,940			3,474	0	(62)
	04/2015	$		38,650		BRL	111,076	0	(3,847)
	04/2015			3,068		RUB	206,940	468	0
	05/2015		MXN	107,692	$		6,950	0	(95)
	05/2015	$		46,066		MXN	707,001	193	0
	05/2015			3,432		RUB	206,940	60	0
	10/2015			1,124		BRL	3,000	0	(235)

NGF	04/2015		INR	872,039	$		13,785	0	(209)
	05/2015		MXN	107,650			6,949	0	(94)

SCX	06/2015	$		103,176		INR	6,511,409	0	(32)

SOG	04/2015		CAD	8,868	$		7,085	83	0
	05/2015	$		7,081		CAD	8,868	0	(83)

UAG	04/2015			64,402		INR	4,038,010	398	0
	05/2015			59,541		MXN	873,795	0	(2,369)
	06/2015		INR	4,038,010	$		63,526	0	(439)

Total Forward Foreign Currency Contracts								$119,480	$(27,545)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
JPM	Put - OTC CDX.IG-24 5-Year Index	Buy	1.700%	07/15/2015	$	200,000	$ 20	$11

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$ 1.060	04/29/2015	EUR	90,900	$149	$149

JPM	Call - OTC USD versus CNH	CNH 6.400	02/02/2016	$	30,349	820	488
	Call - OTC USD versus CNH	7.400	02/02/2016		30,349	181	74

UAG	Call - OTC USD versus CNH	6.500	02/02/2016		30,349	638	367
	Call - OTC USD versus CNH	7.500	02/02/2016		30,349	166	66

						$1,954	$1,144

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$ 14,600	$29	$29
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	392,200	889	1,336
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015	152,700	315	548

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017	21,000	1,610	999
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017	25,300	2,193	1,123
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017	30,200	2,204	1,305

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	824,400	2,380	2,809

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016	827,600	1,738	1,668
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016	834,200	1,752	1,763
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015	427,100	1,130	1,417
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016	447,400	1,055	1,216
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017	104,900	7,479	4,392

							$22,774	$18,605

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$70,200	$169	$132

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYI	Call - OTC Fannie Mae 3.500% due 05/01/2045	$111.750	05/06/2015	$41,000	$1	$0
	Call - OTC Fannie Mae 4.000% due 06/01/2045	114.750	06/04/2015	255,000	10	0
	Call - OTC Fannie Mae 4.500% due 05/01/2045	115.000	05/06/2015	170,000	7	0

					$18	$0

Total Purchased Options					$24,935	$19,892

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR	18,608	$(269)	$(945)
	Call - OTC EUR versus JPY		142.900	04/14/2015		18,608	(182)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		18,864	(111)	(201)
	Put - OTC USD versus JPY	JPY	80.000	02/28/2019	$	200	0	0

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	42,299	(294)	(266)
	Call - OTC EUR versus USD		1.110	05/22/2015		42,299	(294)	(288)
	Put - OTC EUR versus USD		1.040	06/11/2015		66,093	(393)	(706)

BRC	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	$	2,600	(62)	(2)

CBK	Put - OTC USD versus JPY		93.000	04/21/2016		37,200	(893)	(55)

FBF	Put - OTC AUD versus USD	$	0.758	06/01/2015	AUD	29,500	(185)	(440)
	Put - OTC AUD versus USD		0.763	06/01/2015		29,500	(217)	(511)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	17,214	(383)	(485)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	21,206	(167)	(522)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	17,214	(553)	(679)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		60,698	(640)	(310)

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	$	900	$(23)	$(1)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	29,000	(195)	(467)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	60,698	(557)	(261)

							$(5,418)	$(6,139)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$ 14,600	$(29)	$(30)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015	31,500	(342)	(757)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015	80,900	(983)	(2,525)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017	88,200	(1,610)	(948)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017	106,300	(2,194)	(1,077)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017	126,900	(2,206)	(1,256)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015	170,000	(2,403)	(5,307)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	827,600	(1,738)	(1,676)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016	834,200	(1,752)	(1,785)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015	165,800	(1,213)	(1,218)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015	165,800	(1,137)	(912)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017	440,400	(7,548)	(4,164)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015	92,800	(1,129)	(1,723)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016	96,800	(1,091)	(1,121)

							$(25,375)	$(24,499)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$140,400	$(169)	$(108)

Total Written Options						$(30,962)	$(30,746)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at Beginning of Period	882	$40,500	AUD	0	EUR	156,000	GBP	0	JPY	0	NZD	0	$(1,280)
Sales	11,262	9,243,277		502,213		1,984,276		90,900		37,963		60,400	(87,245)
Closing Buys	(3,518)	(2,074,852)		(100,400)		(321,961)		0		(37,963)		0	35,266
Expirations	(6,040)	(3,238,201)		(227,853)		(1,387,219)		(59,100)		0		(60,400)	17,507
Exercised	(882)	(392,000)		(85,960)		(203,119)		(31,800)		0		0	3,327

Balance at End of Period	1,704	$3,578,724	AUD	88,000	EUR	227,977	GBP	0	JPY	0	NZD	0	$(32,425)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Pay	USD-BRL versus EUR-BRL	81.500%	04/24/2015	700	$0	$(12)	$0	$(12)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	1,600	0	(29)	0	(29)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015	800	0	(15)	0	(15)

						$0	$(56)	$0	$(56)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	$	2,600	$(59)	$16	$0	$(43)
	Italy Government International Bond	1.000%	12/20/2019	0.913%		15,400	47	19	66	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	China Government International Bond	1.000%	12/20/2019	0.827%	$	51,900	$387	$39	$426	$0

CBK	China Government International Bond	1.000%	12/20/2019	0.827%		15,500	114	13	127	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		2,000	(50)	64	14	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		32,400	(155)	323	168	0
	Italy Government International Bond	1.000%	12/20/2019	0.913%		29,000	64	61	125	0

DUB	China Government International Bond	1.000%	12/20/2019	0.827%		2,600	18	3	21	0

GST	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR	5,500	(237)	(784)	0	(1,021)
	Italy Government International Bond	1.000%	09/20/2019	0.887%	$	24,000	(159)	284	125	0

HUS	Brazil Government International Bond	1.000%	12/20/2019	2.676%		4,000	(108)	(181)	0	(289)
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		7,900	(180)	52	0	(128)
	Italy Government International Bond	1.000%	09/20/2019	0.887%		24,700	54	74	128	0
	South Africa Government International Bond	1.000%	12/20/2019	1.963%		13,300	(498)	(66)	0	(564)

JPM	China Government International Bond	1.000%	12/20/2019	0.827%		36,100	273	23	296	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		2,600	(59)	16	0	(43)
	Volvo Treasury AB	1.000%	03/20/2021	0.887%	EUR	200	(11)	12	1	0

MYC	Italy Government International Bond	1.000%	12/20/2019	0.913%	$	90,600	206	183	389	0

							$(353)	$151	$1,886	$(2,088)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$3,000	$402	$48	$450	$0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	4,000	534	66	600	0

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	16,885	(53)	40	0	(13)

					$883	$154	$1,050	$(13)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	97,900	$166	$(528)	$0	$(362)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	30,900	(29)	284	255	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	1,715	(1)	277	276	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		380	2	(5)	0	(3)

BPS	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	173,800	54	(698)	0	(644)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		131,300	(39)	(327)	0	(366)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	32,800	(5)	294	289	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	860	6	132	138	0

CBK	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	15,800	0	117	117	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		28,900	(5)	(28)	0	(33)
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	380	0	5	5	0

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	147,500	240	(786)	0	(546)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		137,100	82	(464)	0	(382)
	Pay	1-Year BRL-CDI	12.330%	01/04/2021		142,000	(152)	(316)	0	(468)

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	258,200	$415	$(1,371)	$0	$(956)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		142,900	152	(550)	0	(398)
	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	500	8	15	23	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		1,400	1	228	229	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		504	(2)	47	45	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		700	6	96	102	0

GLM	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	102,600	2	(546)	0	(544)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	94,400	(210)	831	621	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		81,600	(6)	906	900	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		58,800	(9)	(65)	0	(74)
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	12,390	0	125	125	0

HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	103,600	35	(585)	0	(550)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	800	5	112	117	0

MYC	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	105,400	15	(574)	0	(559)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		177,000	(272)	(2,340)	0	(2,612)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	3,800	0	41	41	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	1,100	2	178	180	0

UAG	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	129,100	87	(565)	0	(478)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	46,500	(43)	350	307	0
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	390	0	5	5	0

							$505	$(5,705)	$3,775	$(8,975)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RALVEIET Index	3,151,592	1-Month USD-LIBOR plus a specified spread	04/28/2015	$303,595		$11,233	$11,233	$0
	Receive	RALVEIET Index	152,968	1-Month USD-LIBOR plus a specified spread	01/29/2016	15,799		(490)	0	(490)
	Receive	RALVEIET Index	2,360,222	1-Month USD-LIBOR plus a specified spread	03/31/2016	235,574		842	842	0

BPS	Receive	RALVEIET Index	5,225,170	1-Month USD-LIBOR plus a specified spread	03/21/2016	520,897		2,381	2,381	0

FBF	Receive	RALVEIET Index	3,196,590	1-Month USD-LIBOR plus a specified spread	04/13/2015	303,443		16,078	16,078	0
	Receive	RALVEIET Index	5,334,939	1-Month USD-LIBOR plus a specified spread	04/21/2015	550,992		(17,116)	0	(17,116)
	Receive	RALVEIET Index	3,793,971	1-Month USD-LIBOR plus a specified spread	09/11/2015	370,747		9,152	9,152	0
	Receive	RALVEIET Index	2,884,111	1-Month USD-LIBOR plus a specified spread	10/22/2015	307,556		(18,863)	0	(18,863)
	Receive	RALVEIET Index	464,911	1-Month USD-LIBOR plus a specified spread	01/15/2016	45,431		1,118	1,118	0
	Receive	RALVEIET Index	885,850	1-Month USD-LIBOR plus a specified spread	01/29/2016	86,565		2,129	2,129	0
	Receive	RALVEIET Index	1,192,183	1-Month USD-LIBOR plus a specified spread	03/15/2016	116,560		2,797	2,797	0

GST	Receive	RALVEIET Index	3,108,036	1-Month USD-LIBOR plus a specified spread	04/16/2015	295,166		14,661	14,661	0
	Receive	RALVEIET Index	1,320,393	1-Month USD-LIBOR plus a specified spread	03/15/2016	131,228		954	954	0

JPM	Receive	RALVEIET Index	9,199,949	1-Month USD-LIBOR plus a specified spread	05/29/2015	933,729		(14,379)	0	(14,379)
	Receive	RALVEIET Index	856,835	1-Month USD-LIBOR plus a specified spread	08/27/2015	88,494		(2,754)	0	(2,754)
	Receive	RALVEIET Index	2,903,489	1-Month USD-LIBOR plus a specified spread	09/21/2015	352,471		(37,115)	0	(37,115)

								$(29,372)	$61,345	$(90,717)

Total Swap Agreements							$1,035	$(34,828)	$68,056	$(101,849)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Schedule of Investments PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(k)	Securities with an aggregate market value of $56,759 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$18	$0	$0	$18	$(20)	$0	$0	$(20)	$(2)	$0	$(2)
BOA	517	2,062	13,122	15,701	(1,517)	(4,458)	(898)	(6,873)	8,828	1,452	10,280
BPS	15,021	0	3,234	18,255	(947)	(1,260)	(1,010)	(3,217)	15,038	(14,665)	373
BRC	127	0	0	127	(72)	(2)	0	(74)	53	165	218
CBK	9,617	0	1,156	10,773	(739)	(55)	(33)	(827)	9,946	(10,250)	(304)
DUB	744	3,427	21	4,192	(1,001)	(3,281)	(1,396)	(5,678)	(1,486)	1,884	398
FBF	13,424	0	31,673	45,097	(851)	(1,436)	(37,374)	(39,661)	5,436	435	5,871
GLM	46,142	2,941	1,646	50,729	(1,438)	(5,415)	(633)	(7,486)	43,243	(37,790)	5,453
GST	0	0	15,740	15,740	0	0	(1,034)	(1,034)	14,706	(12,740)	1,966
HUS	834	0	128	962	(35)	(522)	(1,531)	(2,088)	(1,126)	1,157	31
JPM	30,402	573	414	31,389	(13,281)	(990)	(54,291)	(68,562)	(37,173)	40,050	2,877
MSB	2,153	0	0	2,153	(4,418)	(467)	0	(4,885)	(2,732)	2,856	124
MYC	0	10,456	610	11,066	0	(12,599)	(3,171)	(15,770)	(4,704)	3,861	(843)
NGF	0	0	0	0	(303)	0	0	(303)	(303)	41	(262)
SCX	0	0	0	0	(32)	0	0	(32)	(32)	885	853
SOG	83	0	0	83	(83)	0	0	(83)	0	0	0
UAG	398	433	312	1,143	(2,808)	(261)	(478)	(3,547)	(2,404)	2,172	(232)

Total Over the Counter	$119,480	$19,892	$68,056	$207,428	$(27,545)	$(30,746)	$(101,849)	$(160,140)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,340	$3,340
Swap Agreements	0	244	0	0	292	536

	$0	$244	$0	$0	$3,632	$3,876

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$119,480	$0	$119,480
Purchased Options	0	11	0	1,144	18,737	19,892
Swap Agreements	0	2,936	61,345	0	3,775	68,056

	$0	$2,947	$61,345	$120,624	$22,512	$207,428

	$0	$3,191	$61,345	$120,624	$26,144	$211,304

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,864	$1,864
Futures	0	0	0	0	2,485	2,485
Swap Agreements	0	0	0	0	6,251	6,251

	$0	$0	$0	$0	$10,600	$10,600

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$27,545	$0	$27,545
Written Options	0	0	0	6,139	24,607	30,746
Swap Agreements	0	2,101	90,717	56	8,975	101,849

	$0	$2,101	$90,717	$33,740	$33,582	$160,140

	$0	$2,101	$90,717	$33,740	$44,182	$170,740

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(449)	$(449)
Written Options	0	0	901	0	3,102	4,003
Futures	0	0	(8,728)	0	38,437	29,709
Swap Agreements	0	6,751	0	0	(84,157)	(77,406)

	$0	$6,751	$(7,827)	$0	$(43,067)	$(44,143)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$183,661	$0	$183,661
Purchased Options	0	33	0	(179)	18,905	18,759
Written Options	0	2,812	229	8,436	(17,221)	(5,744)
Swap Agreements	0	2,342	(10,386)	211	4,048	(3,785)

	$0	$5,187	$(10,157)	$192,129	$5,732	$192,891

	$0	$11,938	$(17,984)	$192,129	$(37,335)	$148,748

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(422)	$(422)
Futures	0	0	0	0	(12,751)	(12,751)
Swap Agreements	0	4,309	0	0	(140,696)	(136,387)

	$0	$4,309	$0	$0	$(153,869)	$(149,560)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$94,290	$0	$94,290
Purchased Options	0	(9)	0	(810)	(4,224)	(5,043)
Written Options	0	(197)	0	(820)	933	(84)
Swap Agreements	0	(318)	(100,632)	(56)	(5,936)	(106,942)

	$0	$(524)	$(100,632)	$92,604	$(9,227)	$(17,779)

	$0	$3,785	$(100,632)	$92,604	$(163,096)	$(167,339)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,234	$0	$2,234
Corporate Bonds & Notes
Banking & Finance	0	751,629	4,933	756,562
Industrials	0	242,659	0	242,659
Utilities	0	123,494	0	123,494
Municipal Bonds & Notes
New York	0	1,404	0	1,404
Ohio	0	1,051	0	1,051
West Virginia	0	5,674	0	5,674
U.S. Government Agencies	0	570,850	0	570,850
U.S. Treasury Obligations	0	1,166,221	0	1,166,221
Mortgage-Backed Securities	0	189,919	1,115	191,034
Asset-Backed Securities	0	249,582	6,550	256,132
Sovereign Issues	0	440,117	0	440,117
Preferred Securities
Banking & Finance	184	0	0	184
Short-Term Instruments
Certificates of Deposit	0	90,295	0	90,295
Commercial Paper	0	4,750	0	4,750
Japan Treasury Bills	0	115,061	0	115,061
Mexico Treasury Bills	0	15,406	0	15,406
U.S. Treasury Bills	0	21,943	0	21,943
	$184	$3,992,289	$12,598	$4,005,071

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,063,432	$0	$0	$1,063,432

Total Investments	$1,063,616	$3,992,289	$12,598	$5,068,503

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,226,693)	$0	$(1,226,693)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,340	536	0	3,876
Over the counter	0	207,428	0	207,428
	$3,340	$207,964	$0	$211,304

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(2,485)	(8,115)	0	(10,600)
Over the counter	0	(160,140)	0	(160,140)
	$(2,485)	$(168,255)	$0	$(170,740)

Totals	$1,064,471	$2,805,305	$12,598	$3,882,374

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.2%

BANK LOAN OBLIGATIONS 0.6%
Chrysler Group LLC
3.500% due 05/24/2017		$4,961	$4,964
Community Health Systems, Inc.
3.428% due 12/31/2018		1,393	1,395
HCA, Inc.
2.928% due 03/31/2017		7,344	7,356

Total Bank Loan Obligations (Cost $13,660)			13,715

CORPORATE BONDS & NOTES 26.1%

BANKING & FINANCE 19.3%
Ally Financial, Inc.
3.125% due 01/15/2016		1,800	1,809
6.250% due 12/01/2017		2,000	2,135
Banco del Estado de Chile
4.125% due 10/07/2020		5,600	5,937
Banco do Brasil S.A.
3.875% due 10/10/2022		6,400	5,926
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	1,300	1,630
Banco Santander Brasil S.A.
4.500% due 04/06/2015		$800	800
Banco Santander Chile
1.152% due 04/11/2017		200	200
3.750% due 09/22/2015		1,400	1,416
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	3,500	3,789
Bank of America Corp.
0.588% due 08/15/2016		$5,400	5,360
1.085% due 03/22/2016		9,000	9,034
3.750% due 07/12/2016		8,200	8,454
6.500% due 08/01/2016		8,600	9,180
Bank of America N.A.
0.676% due 05/08/2017		13,900	13,884
6.000% due 10/15/2036		1,200	1,548
Barclays Bank PLC
14.000% due 06/15/2019 (d)	GBP	4,600	9,198
BBVA Bancomer S.A.
6.500% due 03/10/2021		$4,100	4,559
6.750% due 09/30/2022		13,200	14,958
Bear Stearns Cos. LLC
7.250% due 02/01/2018		15,200	17,508
BPCE S.A.
2.500% due 07/15/2019		8,054	8,220
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	3,600	3,983
BRFkredit A/S
2.000% due 04/01/2015	DKK	1,100	158
CIT Group, Inc.
4.250% due 08/15/2017		$4,100	4,172
5.000% due 05/15/2017		1,700	1,753
Citigroup, Inc.
0.534% due 06/09/2016		14,500	14,416
0.937% due 11/15/2016		17,500	17,539
1.216% due 07/25/2016		5,000	5,028
1.300% due 04/01/2016		20,545	20,620
Compass Bank
6.400% due 10/01/2017		7,000	7,629
Eksportfinans ASA
2.000% due 09/15/2015		11,800	11,834
Ford Motor Credit Co. LLC
1.506% due 05/09/2016		4,600	4,634
3.984% due 06/15/2016		3,500	3,609

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.207% due 04/15/2016		$3,900	$4,012
5.625% due 09/15/2015		8,700	8,883
7.000% due 04/15/2015		6,300	6,310
Goldman Sachs Group, Inc.
0.657% due 07/22/2015		3,805	3,806
GSPA Monetization Trust
6.422% due 10/09/2029		131	152
HBOS PLC
0.840% due 09/01/2016	EUR	100	108
HSBC Bank USA N.A.
6.000% due 08/09/2017		$2,400	2,635
HSBC Finance Capital Trust
5.911% due 11/30/2035		6,200	6,318
International Lease Finance Corp.
4.875% due 04/01/2015		8,161	8,161
5.750% due 05/15/2016		8,800	9,159
6.750% due 09/01/2016		950	1,012
8.625% due 09/15/2015		6,900	7,107
Intesa Sanpaolo SpA
2.375% due 01/13/2017		25,000	25,306
IPIC GMTN Ltd.
1.750% due 11/30/2015		2,800	2,824
JPMorgan Chase & Co.
0.881% due 02/26/2016		2,000	2,006
1.156% due 01/25/2018		11,800	11,952
JPMorgan Chase Bank N.A.
0.748% due 05/31/2017	EUR	2,000	2,152
KBC Bank NV
8.000% due 01/25/2023		$600	676
LBG Capital PLC
8.000% due 06/15/2020 (d)		560	610
8.500% due 12/17/2021 (d)		700	766
LeasePlan Corp. NV
3.000% due 10/23/2017		4,300	4,426
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		10,000	14,400
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	300	475
Mizuho Bank Ltd.
0.717% due 09/25/2017		$700	699
Morgan Stanley
1.750% due 02/25/2016		20,800	20,939
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	800	746
Navient Corp.
6.250% due 01/25/2016		$7,887	8,133
8.450% due 06/15/2018		10,000	11,125
Novo Banco S.A.
5.875% due 11/09/2015	EUR	3,100	3,364
NRAM PLC
5.625% due 06/22/2017		$3,800	4,166
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	73,900	10,767
2.000% due 01/01/2016		8,900	1,303
2.000% due 04/01/2016		15,600	2,295
Powszechna Kasa Oszczednosci Bank Polski S.A. via PKO Finance AB
4.630% due 09/26/2022		$1,200	1,274
Prudential Covered Trust
2.997% due 09/30/2015		1,800	1,818
Rabobank Group
3.765% due 04/20/2015	AUD	2,000	1,524
6.875% due 03/19/2020	EUR	10,100	13,308
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	81,200	11,883
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		$4,730	4,766

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.990% due 10/05/2017 (d)		$7,100	$8,414
Royal Bank of Scotland PLC
9.500% due 03/16/2022		8,100	9,152
13.125% due 03/19/2022	AUD	1,100	977
Springleaf Finance Corp.
5.400% due 12/01/2015		$6,000	6,113
5.750% due 09/15/2016		600	624
6.900% due 12/15/2017		175	187
State Bank of India
4.500% due 07/27/2015		4,800	4,850
SteelRiver Transmission Co. LLC
4.710% due 06/30/2017		3,552	3,718
Tri-Command Military Housing LLC
5.383% due 02/15/2048		1,781	1,708
UBS AG
5.125% due 05/15/2024		800	833
7.625% due 08/17/2022		250	304

			479,166

INDUSTRIALS 4.3%
AbbVie, Inc.
1.015% due 11/06/2015		2,200	2,207
Actavis Funding SCS
2.350% due 03/12/2018		3,100	3,144
Amgen, Inc.
2.300% due 06/15/2016		2,300	2,337
ArcelorMittal
4.500% due 08/05/2015		500	504
Braskem Finance Ltd.
5.750% due 04/15/2021		7,700	7,276
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		4,700	5,529
CSX Corp.
6.250% due 04/01/2015		788	788
Daimler Finance North America LLC
1.250% due 01/11/2016		3,200	3,212
DISH DBS Corp.
7.125% due 02/01/2016		1,800	1,874
ERAC USA Finance LLC
5.600% due 05/01/2015		1,950	1,957
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		5,000	4,459
HCA, Inc.
3.750% due 03/15/2019		6,700	6,807
Johnson & Johnson
0.332% due 11/28/2016		23,800	23,836
Lafarge S.A.
6.500% due 07/15/2016		2,800	2,975
McKesson Corp.
0.665% due 09/10/2015		26,500	26,511
MGM Resorts International
6.625% due 07/15/2015		500	506
7.625% due 01/15/2017		1,000	1,074
NBCUniversal Media LLC
2.875% due 04/01/2016		2,200	2,247
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		500	501
Rockies Express Pipeline LLC
3.900% due 04/15/2015		1,200	1,201
Schaeffler Holding Finance BV
6.250% due 11/15/2019 (a)		4,000	4,250
Transocean, Inc.
4.950% due 11/15/2015		1,380	1,409
Zimmer Holdings, Inc.
1.450% due 04/01/2017		2,100	2,106

			106,710

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.5%
AT&T, Inc.
0.900% due 02/12/2016		$2,000	$2,003
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		1,000	1,010
Petrobras Global Finance BV
2.393% due 01/15/2019		600	521
2.631% due 03/17/2017		4,200	3,874
3.151% due 03/17/2020		1,700	1,471
3.250% due 03/17/2017		2,400	2,220
3.250% due 04/01/2019	EUR	400	384
3.750% due 01/14/2021		900	856
4.250% due 10/02/2023		100	95
4.375% due 05/20/2023		$1,000	858
4.875% due 03/17/2020		500	450
5.875% due 03/01/2018		2,300	2,208
6.250% due 12/14/2026	GBP	500	643
7.875% due 03/15/2019		$400	409
8.375% due 12/10/2018		2,400	2,484
Qtel International Finance Ltd.
3.375% due 10/14/2016		200	206
Shell International Finance BV
0.467% due 11/15/2016		5,700	5,713
Sprint Communications, Inc.
6.000% due 12/01/2016		5,450	5,700
9.125% due 03/01/2017		1,500	1,642
Telefonica Chile S.A.
3.875% due 10/12/2022		2,400	2,422
Verizon Communications, Inc.
1.801% due 09/15/2016		13,383	13,604
2.021% due 09/14/2018		7,500	7,829
3.650% due 09/14/2018		5,100	5,425

			62,027

Total Corporate Bonds & Notes (Cost $644,662)			647,903

MUNICIPAL BONDS & NOTES 3.0%

CALIFORNIA 1.1%
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		1,300	1,854
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030		2,180	2,794
6.907% due 10/01/2050		1,600	2,389
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034		100	150
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040		3,500	5,514
California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041		2,000	2,726
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039		1,300	1,641
5.813% due 06/01/2040		5,700	7,379
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035		200	229
7.021% due 08/01/2040		500	577
University of California Revenue Bonds, (BABs), Series 2009
6.270% due 05/15/2031		2,500	2,846

			28,099

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 0.8%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037	$15,000	$21,036

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	1,200	1,432
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	800	1,032

		2,464

NEW JERSEY 0.1%
Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022	1,935	1,405

NEW YORK 0.1%
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	1,600	2,046

OHIO 0.3%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	3,500	5,664
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	1,700	1,399

		7,063

TEXAS 0.4%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	7,700	10,189

WASHINGTON 0.1%
Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,600	2,108

Total Municipal Bonds & Notes (Cost $62,415)		74,410

U.S. GOVERNMENT AGENCIES 10.7%
Fannie Mae
1.747% due 07/01/2035	690	732
1.925% due 03/01/2034	503	528
2.310% due 08/01/2022	200	203
2.323% due 12/01/2034	327	344
2.870% due 09/01/2027	1,000	1,030
3.500% due 07/25/2031	22,507	23,333
3.820% due 09/01/2021	4,811	5,282
4.000% due 04/01/2045	4,000	4,277
4.500% due 11/01/2015 - 07/01/2042	46,381	50,704
5.000% due 07/01/2032 - 06/01/2042	10,687	11,899
5.500% due 05/01/2023 - 12/01/2040	10,922	12,306
6.000% due 05/01/2036 - 04/01/2041	4,362	4,976
6.500% due 09/01/2036	661	759

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Freddie Mac
3.500% due 07/15/2042		$5,839	$6,103
4.000% due 06/15/2038 - 07/15/2041		69,935	75,654
5.000% due 09/01/2035 - 07/01/2041		6,842	7,595
5.500% due 07/01/2036 - 03/01/2040		2,376	2,666
6.500% due 05/01/2035		896	1,062
Ginnie Mae
3.500% due 04/01/2045		46,600	49,094
5.000% due 09/15/2037 - 10/15/2040		4,420	4,943
Small Business Administration
5.490% due 03/01/2028		213	239
6.020% due 08/01/2028		2,066	2,378

Total U.S. Government Agencies (Cost $242,757)			266,107

U.S. TREASURY OBLIGATIONS 15.7%
U.S. Treasury Inflation Protected Securities (c)
0.250% due 01/15/2025 (f)		49,834	50,294
1.750% due 01/15/2028		16,959	19,890
2.000% due 01/15/2026 (h)		52,760	62,628
2.375% due 01/15/2025 (h)		60,266	73,176
2.375% due 01/15/2027		53,317	65,897
U.S. Treasury Notes
1.875% due 11/30/2021 (h)(j)		69,300	70,155
2.375% due 08/15/2024 (h)(j)		45,300	47,091

Total U.S. Treasury Obligations (Cost $392,078)			389,131

MORTGAGE-BACKED SECURITIES 7.8%
Arran Residential Mortgages Funding PLC
1.448% due 05/16/2047	EUR	3,359	3,634
Banc of America Commercial Mortgage Trust
5.575% due 06/10/2049		$7,100	7,584
Banc of America Funding Trust
5.721% due 09/20/2046 ^		12,526	10,527
Bear Stearns Adjustable Rate Mortgage Trust
2.449% due 08/25/2033		417	417
Bear Stearns ALT-A Trust
2.671% due 05/25/2035		416	412
Chase Mortgage Finance Trust
5.565% due 09/25/2036 ^		2,725	2,460
Citigroup Mortgage Loan Trust, Inc.
0.414% due 11/25/2036		1,500	1,336
Countrywide Alternative Loan Trust
0.344% due 11/25/2036		9,555	8,937
Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 02/25/2037 ^		2,926	2,738
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		2,392	2,524
5.460% due 09/15/2039		10,797	11,317
Eddystone Finance PLC
1.088% due 04/19/2021	GBP	4,733	6,911
First Horizon Alternative Mortgage Securities Trust
2.308% due 06/25/2036		$8,036	6,586
First Horizon Mortgage Pass-Through Trust
2.654% due 05/25/2034		85	85
Granite Master Issuer PLC
0.376% due 12/20/2054		1,266	1,261
0.745% due 12/20/2054	GBP	6,411	9,475
0.825% due 12/20/2054		4,211	6,227
Granite Mortgages PLC
0.305% due 09/20/2044	EUR	93	100

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.440% due 01/20/2044	EUR	93	$100
0.886% due 03/20/2044	GBP	1,263	1,869
0.886% due 06/20/2044		1,083	1,602
0.943% due 01/20/2044		147	218
0.946% due 09/20/2044		746	1,103
Greenwich Capital Commercial Funding Corp.
5.785% due 07/10/2038		$2,373	2,465
GS Mortgage Securities Trust
3.365% due 11/10/2047		6,500	6,881
GSR Mortgage Loan Trust
2.671% due 09/25/2035		360	362
IndyMac Mortgage Loan Trust
0.374% due 11/25/2046		19,922	13,968
JPMorgan Alternative Loan Trust
3.073% due 11/25/2036 ^		5,293	4,482
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047		1,245	1,315
JPMorgan Mortgage Trust
2.169% due 07/27/2037		1,287	1,117
2.757% due 04/25/2036 ^		14,052	12,886
5.162% due 07/25/2035		2,027	2,014
5.750% due 01/25/2036 ^		98	91
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		3,096	3,197
Leek Finance PLC
0.525% due 09/21/2038		232	242
0.844% due 12/21/2037	GBP	2,446	3,817
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045		$515	552
MortgageIT Trust
0.454% due 10/25/2035		14,700	13,437
Nomura Asset Acceptance Corp.
4.976% due 05/25/2035		361	342
Prime Mortgage Trust
6.000% due 06/25/2036 ^		1,045	943
RBSSP Resecuritization Trust
0.421% due 02/26/2037		4,881	4,594
Sequoia Mortgage Trust
2.743% due 09/20/2046 ^		1,562	1,234
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	105	112
Structured Asset Securities Corp. Trust
5.500% due 09/25/2035		$1,625	1,669
Thornburg Mortgage Securities Trust
1.629% due 03/25/2044		1,533	1,503
1.936% due 12/25/2044		1,883	1,876
WaMu Mortgage Pass-Through Certificates Trust
2.127% due 06/25/2037 ^		1,520	1,344
2.397% due 01/25/2035		947	957
Wells Fargo Mortgage-Backed Securities Trust
2.602% due 06/25/2035		1,076	1,083
2.604% due 04/25/2036 ^		13,626	13,376
2.614% due 12/25/2034		176	177
2.625% due 07/25/2036 ^		3,604	3,524
Wells Fargo-RBS Commercial Mortgage Trust
3.369% due 11/15/2047		5,000	5,290

Total Mortgage-Backed Securities (Cost $188,240)			192,273

ASSET-BACKED SECURITIES 5.7%
Access Group, Inc.
1.556% due 10/27/2025		1,501	1,505
Asset-Backed Securities Corp. Home Equity Loan Trust
0.814% due 07/25/2035		1,200	1,096
Bear Stearns Asset-Backed Securities Trust
0.664% due 07/25/2035		3,861	3,800
0.841% due 06/25/2035		10,000	8,897

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc.
0.774% due 09/25/2035 ^		$3,400	$2,184
Countrywide Asset-Backed Certificates
1.224% due 08/25/2035		8,500	7,500
Fremont Home Loan Trust
0.664% due 07/25/2035		200	177
Hillmark Funding Ltd.
0.512% due 05/21/2021		3,379	3,346
IXIS Real Estate Capital Trust
0.514% due 02/25/2036		749	739
JPMorgan Mortgage Acquisition Trust
0.414% due 05/25/2036		11,900	10,672
Lehman XS Trust
0.314% due 02/25/2037 ^		10,780	9,666
Merrill Lynch Mortgage Investors Trust
0.284% due 08/25/2037		20,483	12,134
Morgan Stanley Home Equity Loan Trust
0.404% due 04/25/2037		4,766	3,114
Penta CLO S.A.
0.398% due 06/04/2024	EUR	1,046	1,114
Residential Asset Mortgage Products Trust
0.514% due 03/25/2036		$10,000	7,368
Securitized Asset-Backed Receivables LLC Trust
0.424% due 05/25/2036		13,664	7,979
SLM Private Education Loan Trust
3.425% due 05/16/2044		3,414	3,618
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	10,662	11,326
1.756% due 04/25/2023		$2,809	2,883
South Carolina Student Loan Corp.
1.012% due 03/02/2020		3,048	3,058
1.262% due 09/03/2024		1,400	1,414
South Texas Higher Education Authority, Inc.
0.774% due 10/01/2020		3,809	3,806
SpringCastle America Funding LLC
2.700% due 05/25/2023		17,208	17,274
Structured Asset Investment Loan Trust
1.299% due 07/25/2033		4,724	4,526
Structured Asset Securities Corp. Mortgage Loan Trust
0.384% due 02/25/2037		6,918	6,141
0.514% due 02/25/2036		1,500	1,344
Venture CDO Ltd.
0.477% due 07/22/2021		3,425	3,381
World Omni Automobile Lease Securitization Trust
0.200% due 10/09/2015		1,157	1,157

Total Asset-Backed Securities (Cost $142,196)			141,219

SOVEREIGN ISSUES 12.7%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	100	79
Autonomous Community of Valencia
4.375% due 07/16/2015		1,500	1,639
Banco Nacional de Desenvolvimento Economico e Social
4.125% due 09/15/2017		1,600	1,767
6.369% due 06/16/2018		$7,000	7,435
6.500% due 06/10/2019		400	430
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2015	BRL	16,000	5,012
0.000% due 07/01/2015		21,000	6,387
0.000% due 10/01/2015		213,800	62,902
0.000% due 01/01/2016		178,900	50,960
0.000% due 01/01/2017		7,000	1,759
Export-Import Bank of Korea
4.000% due 01/29/2021		$6,300	6,851
4.125% due 09/09/2015		5,900	5,988

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hellenic Republic Government Bond
3.000% due 02/24/2027 (f)	EUR	500	$273
3.000% due 02/24/2028		2,200	1,175
4.750% due 04/17/2019		3,600	2,573
Italy Buoni Poliennali Del Tesoro
2.450% due 03/26/2016 (c)		6,395	7,032
3.750% due 09/01/2024		44,600	58,666
4.500% due 03/01/2024		1,000	1,377
4.750% due 09/01/2044		5,000	8,581
5.000% due 09/01/2040		3,100	5,287
Korea Housing Finance Corp.
4.125% due 12/15/2015		$1,200	1,227
Province of Ontario
4.400% due 06/02/2019	CAD	3,000	2,689
5.500% due 06/02/2018		1,200	1,082
Qatar Government International Bond
5.250% due 01/20/2020		$4,800	5,454
Republic of Greece Government Bond
4.500% due 11/08/2016	JPY	890,000	5,102
Slovenia Government International Bond
5.250% due 02/18/2024		$5,100	5,879
Spain Government International Bond
2.750% due 10/31/2024	EUR	47,300	58,054

Total Sovereign Issues (Cost $359,066)			315,660

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Wells Fargo & Co.
7.500% (d)		2,700	3,295

Total Convertible Preferred Securities (Cost $3,316)			3,295

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%
Farm Credit Bank of Texas
10.000% due 12/15/2020 (d)		7,400	9,248

Total Preferred Securities (Cost $7,622)			9,248

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 7.4%

CERTIFICATES OF DEPOSIT 0.3%
Banco Bilbao Vizcaya Argentaria S.A.
1.107% due 05/16/2016		$7,000	6,971

COMMERCIAL PAPER 2.6%
ENI Finance USA, Inc.
0.550% due 10/26/2015		37,600	37,597
Vodafone Group PLC
0.600% due 06/29/2015		25,800	25,780

			63,377

REPURCHASE AGREEMENTS (e) 0.0%
			615

U.S. TREASURY BILLS 4.5%
0.017% due 04/09/2015 - 06/25/2015 (b)(f)(h)(j)		112,534	112,531

Total Short-Term Instruments (Cost $183,492)			183,494

Total Investments in Securities (Cost $2,239,504)			2,236,455

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 16.3%

SHORT-TERM INSTRUMENTS 16.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.3%
PIMCO Short-Term Floating NAV Portfolio	1,081	$11
PIMCO Short-Term Floating NAV Portfolio III	40,638,496	403,012

Total Short-Term Instruments (Cost $402,964)		403,023

Total Investments in Affiliates (Cost $402,964)		403,023

Total Investments 106.5% (Cost $2,642,468)		$2,639,478

Financial Derivative Instruments (g)(i) (0.9%) (Cost or Premiums, net $(6,646))		(22,161)

Other Assets and Liabilities, net (5.6%)		(139,418)

Net Assets 100.0%		$2,477,899

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$615	Freddie Mac 2.080% due 10/17/2022	$(631)	$615	$615

Total Repurchase Agreements						$(631)	$615	$615

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
MYI	(10.000%)	03/19/2015	12/31/2015	EUR (254)	$(274)

Total Reverse Repurchase Agreements					$(274)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
GSC	0.600%	03/31/2015	04/01/2015	$(13,301)	$(13,301)

Total Sale-Buyback Transactions					$(13,301)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $25,979 at a weighted average interest rate of 0.310%.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$99,300	$ (99,955)	$(101,542)
Fannie Mae	3.500%	05/01/2045	130,300	(136,411)	(136,571)
Fannie Mae	4.000%	04/01/2045	59,000	(62,841)	(63,092)
Fannie Mae	4.000%	05/01/2045	177,100	(188,726)	(189,078)

Total Short Sales				$ (487,933)	$(490,283)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $15,616 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
MYI	$0	$(274)	$0	$(274)	$273	$(1)
SSB	615	0	0	615	(631)	(16)

Master Securities Forward Transaction Agreement
GSC	0	0	(13,301)	(13,301)	13,345	44

Total Borrowings and Other Financing Transactions	$615	$(274)	$(13,301)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - CBOT U.S. Treasury 5-Year Note June Futures	$126.250	05/22/2015	63	$1	$0
Put - CBOT U.S. Treasury 10-Year Note June Futures	103.000	05/22/2015	196	1	3
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/22/2015	823	7	13
Put - CBOT U.S. Treasury 10-Year Note June Futures	108.000	05/22/2015	500	4	8
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/22/2015	161	1	2
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	05/22/2015	6,350	54	98
Call - CBOT U.S. Treasury 5-Year Note June Futures	130.000	05/22/2015	2,411	21	19

				$89	$143

Total Purchased Options				$89	$143

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	963	$(826)	$(1,054)

Total Written Options				$(826)	$(1,054)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	2,765	$1,137	$104	$0
90-Day Eurodollar December Futures	Short	12/2016	3,145	(2,993)	0	(354)
90-Day Eurodollar June Futures	Short	06/2015	863	(78)	0	(11)

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2016	57	$(10)	$0	$(5)
90-Day Eurodollar March Futures	Short	03/2016	490	(79)	0	(30)
90-Day Eurodollar September Futures	Short	09/2015	429	(49)	0	(11)
90-Day Eurodollar September Futures	Short	09/2016	8	(1)	0	(1)
Canada Government 10-Year Bond June Futures	Short	06/2015	308	(533)	24	(27)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	704	798	795	0
Euro-Bund 10-Year Bond June Futures	Short	06/2015	535	(875)	35	(161)
U.S. Treasury 5-Year Note June Futures	Short	06/2015	2,503	(3,718)	0	(508)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	7,067	6,847	2,208	0
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2015	112	(90)	0	(31)

Total Futures Contracts				$356	$3,166	$(1,139)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$41,846	$3,493	$1,171	$48	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	11,300	821	44	12	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	115,200	1,956	193	21	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	245,200	4,513	(46)	42	0

				$10,783	$1,362	$123	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$	57,500	$(348)	$(180)	$0	$(25)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018		1,252,200	(19,293)	(6,377)	0	(1,352)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019		188,300	(7,821)	(4,034)	0	(319)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		862,700	(46,964)	(27,566)	0	(1,780)
Receive	3-Month USD-LIBOR	2.500%	06/17/2022		167,000	(7,071)	1,840	0	(348)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		10,300	(179)	(31)	0	(21)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	67,100	(1,100)	(54)	0	(240)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045		11,600	(696)	(725)	0	(244)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045		4,800	(625)	2	2	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		11,400	(2,277)	(433)	0	(208)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP	17,100	(461)	(343)	5	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2020		49,600	(235)	(295)	13	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	MXN	420,200	15	76	63	0
Pay	28-Day MXN-TIIE	5.660%	11/05/2021		251,500	29	29	37	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021		99,000	9	9	14	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		128,600	(40)	(239)	19	0
Pay	28-Day MXN-TIIE	5.375%	01/07/2022		204,000	(237)	(436)	29	0
Pay	28-Day MXN-TIIE	6.000%	06/05/2023		18,500	11	(19)	2	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034		7,000	15	21	2	0

						$(87,268)	$(38,755)	$186	$(4,537)

Total Swap Agreements						$(76,485)	$(37,393)	$309	$(4,537)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $48,327 and cash of $4,050 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$143	$3,166	$309	$3,618	$(1,054)	$(1,139)	$(4,590)	$(6,783)

(4)	Unsettled variation margin liability of $(53) for closed swaps is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	427	$		336	$0	$(1)
	04/2015		SGD	318			238	6	0

BOA	04/2015		BRL	6,742			2,101	0	(11)
	04/2015		EUR	1,270			1,418	53	0
	04/2015		GBP	657			979	4	0
	04/2015	$		2,168		BRL	6,742	0	(56)
	04/2015			7,086		CAD	8,995	16	0
	04/2015			4,205		GBP	2,807	0	(41)
	05/2015		MXN	18,536	$		1,227	14	0
	05/2015	$		296		MXN	4,350	0	(12)
	06/2015		EUR	15,151	$		20,600	4,292	0
	06/2015	$		1,052		EUR	805	0	(185)
	06/2016		EUR	43,010	$		58,885	12,155	0
	06/2016	$		2,515		EUR	1,862	0	(492)

BPS	04/2015		BRL	6,741	$		2,101	0	(11)
	04/2015		EUR	1,030			1,091	0	(16)
	04/2015	$		2,168		BRL	6,741	0	(56)
	06/2015		EUR	6,878	$		9,328	1,925	0
	06/2015	$		9,743		EUR	7,268	0	(1,920)
	07/2015		BRL	366	$		151	40	0
	07/2015		DKK	1,620			236	2	0
	10/2015		BRL	45,000			17,954	4,625	0
	01/2016			54,000			20,975	5,382	0
	01/2016		DKK	22,725			3,536	237	0

BRC	04/2015		ZAR	4,509			385	15	0
	05/2015		MXN	15,773			1,060	28	0
	05/2015	$		13,301		MXN	200,300	0	(195)
	06/2015		EUR	8,705	$		11,827	2,457	0
	06/2015	$		10,912		EUR	8,167	0	(2,122)
	06/2016		EUR	8,027	$		11,038	2,312	0

CBK	04/2015		CAD	5,105			4,083	52	0
	04/2015		EUR	54,007			58,302	231	0
	05/2015		GBP	498			739	1	0
	05/2015		MXN	271,318			17,655	72	(169)
	05/2015	$		2,597		MXN	39,517	12	(24)
	06/2015		EUR	7,417	$		10,139	2,156	0
	06/2015	$		5,005		EUR	3,783	0	(933)
	08/2015		DKK	1,565	$		240	14	0

DUB	04/2015		INR	251,775			3,980	0	(60)
	04/2015		JPY	12,689,522			106,193	389	0
	04/2015	$		15,078		AUD	19,680	0	(89)
	05/2015		MXN	75,957	$		4,902	0	(68)
	06/2015	$		5,035		EUR	3,872	0	(867)
	07/2015		BRL	3,826	$		1,581	414	0
	07/2015	$		17,633		BRL	47,838	0	(3,047)
	08/2015		EUR	4,100	$		5,495	1,078	0
	10/2015		BRL	37,000			14,176	3,217	0
	10/2015		DKK	7,978			1,234	80	0
	01/2016			53,711			8,290	493	0

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	02/2016		EUR	1,800	$		2,422	$476	$0
	06/2016			4,472			6,123	1,265	0
	06/2016	$		5,512		EUR	4,078	0	(1,082)

FBF	04/2015		BRL	6,746	$		2,168	54	0
	04/2015	$		2,103		BRL	6,746	11	0
	05/2015		KRW	31,413,701	$		27,781	0	(494)
	06/2015		EUR	12,526			17,001	3,519	0
	10/2015		BRL	90,000			33,689	7,030	0

GLM	04/2015		AUD	23,158			18,053	415	0
	04/2015		BRL	45,579			14,208	0	(73)
	04/2015		EUR	156,173			177,618	9,694	0
	04/2015		GBP	3,432			5,283	192	0
	04/2015		INR	1,034,683			16,347	0	(257)
	04/2015		JPY	1,422,100			11,749	0	(109)
	04/2015	$		14,266		BRL	45,579	15	0
	04/2015			13,248		EUR	11,833	0	(524)
	05/2015		BRL	45,579	$		14,148	0	(16)
	05/2015	$		460		MXN	6,881	0	(10)
	06/2015			8,407		EUR	6,322	0	(1,602)
	06/2015			68,938		INR	4,358,941	110	0
	07/2015		BRL	16,808	$		6,937	1,812	0
	10/2015		DKK	20,045			3,102	201	0
	01/2016			15,863			2,462	159	0

HUS	04/2015		CAD	561			442	0	(1)
	04/2015		HKD	3,721			480	0	0
	05/2015		MXN	16,363			1,078	7	0
	05/2015	$		314		MXN	4,802	3	(3)
	10/2015		DKK	13,394	$		2,079	141	0

JPM	04/2015		BRL	52,316			19,228	2,836	0
	04/2015		EUR	8,749			9,328	0	(79)
	04/2015		INR	485,854			7,673	0	(124)
	04/2015		JPY	4,175,100			34,406	0	(406)
	04/2015	$		16,308		BRL	52,316	84	0
	04/2015			17,554		EUR	15,876	0	(483)
	04/2015			13,243		JPY	1,579,500	0	(73)
	04/2015			36,941		MXN	543,626	0	(1,340)
	05/2015			1,654		KRW	1,827,670	0	(9)
	05/2015			172		MXN	2,546	0	(6)
	06/2015		INR	1,930,955	$		30,462	0	(126)
	06/2015	$		39,437		EUR	29,453	0	(7,736)
	10/2015		DKK	31,020	$		4,766	277	0
	01/2016		BRL	61,800			20,003	2,158	0

MSB	04/2015		DKK	2,735			418	24	0
	04/2015		GBP	29,162			43,963	705	0
	04/2015	$		139,738		JPY	16,707,222	0	(436)
	05/2015		JPY	16,707,222	$		139,797	427	0
	05/2015		MXN	75,973			4,903	0	(68)
	05/2015	$		24,516		MXN	376,261	103	0
	06/2015		EUR	10,498	$		14,391	3,092	0
	06/2016			11,316			15,563	3,270	0

NAB	06/2015			17,382			23,599	4,890	0
	06/2016			24,570			33,736	7,036	0
	07/2016			18,090			24,541	4,851	0

NGF	04/2015		INR	478,182			7,559	0	(115)
	05/2015		MXN	75,939			4,902	0	(67)

SCX	04/2015		INR	137,140			2,205	4	0
	05/2015	$		21,814		MXN	320,033	0	(875)

SOG	10/2015		BRL	41,800	$		13,669	1,287	0

UAG	04/2015	$		212,620		EUR	193,520	0	(4,538)
	04/2015			38,080		INR	2,387,635	235	0
	05/2015		EUR	193,520	$		212,714	4,539	0
	05/2015	$		1,174		GBP	788	0	(5)
	06/2015		INR	2,387,635	$		37,562	0	(259)
	06/2015	$		3,001		EUR	2,277	0	(550)
	01/2016		BRL	63,100	$		22,666	4,445	0
	01/2016		DKK	16,265			2,385	24	0

Total Forward Foreign Currency Contracts								$107,163	$(31,841)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	73

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015	$	150,000	$15	$5

JPM	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015		200,000	20	6

							$35	$11

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR 48,900	$80	$80

CBK	Put - OTC USD versus CAD	CAD	1.050	04/03/2015	$ 50,000	5	0

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016	18,498	500	298
	Call - OTC USD versus CNH		7.400	02/02/2016	18,498	110	45

UAG	Call - OTC USD versus CNH		6.500	02/02/2016	18,498	389	224
	Call - OTC USD versus CNH		7.500	02/02/2016	18,498	102	40

						$1,186	$687

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	8,700	$17	$17
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		291,200	660	992
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		159,900	330	575

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		17,400	1,334	828
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		18,100	1,569	803
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		23,500	1,716	1,015

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		600,800	1,734	2,047

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		498,800	1,047	1,006
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		498,400	1,047	1,053
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		115,800	306	384
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		42,600	101	116
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		74,000	5,273	3,098

								$15,134	$11,934

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$38,100	$92	$72

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC Fannie Mae 3.500% due 05/01/2045	$	109.766	05/06/2015	$44,700	$2	$0
	Call - OTC Fannie Mae 4.000% due 05/01/2045		113.141	05/06/2015	160,000	6	0
	Call - OTC Fannie Mae 4.000% due 04/01/2045		111.719	04/07/2015	40,000	1	0
	Call - OTC Fannie Mae 4.000% due 06/01/2045		110.781	06/04/2015	42,000	2	0

						$11	$0

Total Purchased Options						$16,458	$12,704

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR	9,690	$(140)	$(492)
	Call - OTC EUR versus JPY		142.900	04/14/2015		9,690	(95)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		10,631	(63)	(114)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	866	(18)	(24)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	22,539	(157)	(142)
	Call - OTC EUR versus USD		1.110	05/22/2015		22,539	(157)	(153)
	Put - OTC EUR versus USD		1.040	06/11/2015		34,672	(206)	(370)

FBF	Put - OTC AUD versus USD		0.758	06/01/2015	AUD	16,000	(101)	(239)
	Put - OTC AUD versus USD		0.763	06/01/2015		16,000	(117)	(277)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	8,314	(185)	(235)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	12,360	(98)	(304)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	9,180	(295)	(362)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		36,996	(390)	(189)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	15,700	(105)	(253)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	36,996	(339)	(159)

							$(2,466)	$(3,313)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$79,100	$(706)	$(47)
	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	39,800	(337)	(23)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	10,700	(138)	(7)

DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	14,400	(108)	(8)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,200	(100)	(6)

						$(1,389)	$(91)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	8,700	$(17)	$(18)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		33,000	(359)	(793)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		60,100	(730)	(1,876)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		73,100	(1,334)	(786)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		76,000	(1,568)	(770)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		98,700	(1,716)	(977)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		123,800	(1,750)	(3,865)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		498,800	(1,047)	(1,010)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		498,400	(1,047)	(1,066)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		87,800	(642)	(645)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		87,800	(602)	(483)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		311,000	(5,328)	(2,941)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		25,200	(307)	(468)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		9,200	(104)	(106)

								$(16,551)	$(15,804)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$76,200	$(91)	$(58)

Total Written Options						$(20,497)	$(19,266)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	75

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	1,585	$166,500	AUD	0	EUR	0	GBP	0	JPY	0	(5,630)
Sales	6,605	5,629,677		134,231		1,126,750		77,800		26,224	(54,911)
Closing Buys	(5,867)	(1,093,778)		0		(119,031)		0		(26,224)	28,243
Expirations	(1,162)	(2,053,511)		(45,131)		(755,479)		(38,900)		0	8,010
Exercised	(198)	(334,536)		(41,400)		(130,119)		(38,900)		0	2,965

Balance at End of Period	963	$2,314,352	AUD	47,700	EUR	122,121	GBP	0	JPY	0	(21,323)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	81.500%	04/24/2015	500	$0	$(8)	$0	$(8)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	1,000	0	(18)	0	(18)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015	600	0	(11)	0	(11)

						$0	$(37)	$0	$(37)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	General Electric Capital Corp.	1.000%	12/20/2015	0.224%	$ 6,800	$(135)	$176	$41	$0
	MetLife, Inc.	1.000%	09/20/2015	0.117%	8,000	(525)	562	37	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%	300	(4)	5	1	0
	Republic of Korea	1.000%	09/20/2022	0.735%	1,700	25	7	32	0
	Spain Government International Bond	1.000%	03/20/2020	0.742%	19,000	140	100	240	0

BPS	China Government International Bond	1.000%	12/20/2019	0.827%	41,500	278	63	341	0
	Republic of Korea	1.000%	09/20/2022	0.735%	800	13	2	15	0

BRC	General Electric Capital Corp.	1.000%	06/20/2016	0.285%	5,800	86	(33)	53	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	2,000	(34)	51	17	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%	300	0	2	2	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	5,900	(28)	57	29	0
	Novo Banco S.A.	5.000%	12/20/2015	2.991%	EUR 5,100	(80)	168	88	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	$ 4,200	(42)	(9)	0	(51)

CBK	Brazil Government International Bond	1.000%	09/20/2015	1.024%	1,000	(16)	16	0	0
	Dell, Inc.	1.000%	12/20/2019	1.661%	5,000	(234)	87	0	(147)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	7,200	(87)	(42)	0	(129)
	Mexico Government International Bond	1.000%	09/20/2015	0.460%	800	(12)	14	2	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	6,600	(77)	(1)	0	(78)
	Russia Government International Bond	1.000%	06/20/2019	4.037%	10,000	(783)	(353)	0	(1,136)

DUB	General Electric Capital Corp.	1.000%	09/20/2015	0.224%	1,200	15	(10)	5	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%	600	(14)	16	2	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	300	(2)	4	2	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%	1,600	(1)	9	8	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	5,400	(26)	52	26	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	500	(6)	0	0	(6)

FBF	Brazil Government International Bond	1.000%	09/20/2015	1.024%	1,900	(24)	24	0	0

HUS	Brazil Government International Bond	1.000%	09/20/2015	1.024%	2,300	(23)	23	0	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	300	(2)	4	2	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%	100	1	0	1	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	8,300	(20)	21	1	0

JPM	Brazil Government International Bond	1.000%	09/20/2015	1.024%	2,600	(27)	28	1	0
	China Government International Bond	1.000%	12/20/2019	0.827%	70,700	511	70	581	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	5,900	(101)	(4)	0	(105)
	MetLife, Inc.	1.000%	09/20/2015	0.117%	12,400	(735)	792	57	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%	1,900	26	(16)	10	0
	Spain Government International Bond	1.000%	03/20/2020	0.742%	3,400	23	20	43	0

MYC	Brazil Government International Bond	1.000%	06/20/2019	2.531%	2,400	(80)	(64)	0	(144)
	Italy Government International Bond	1.000%	03/20/2020	0.935%	1,800	(21)	27	6	0
	Novo Banco S.A.	5.000%	12/20/2015	2.991%	EUR 5,200	(81)	171	90	0
	Republic of Korea	1.000%	09/20/2022	0.735%	$ 300	5	1	6	0
	Spain Government International Bond	1.000%	03/20/2020	0.742%	13,000	97	67	164	0

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
RYL	Mexico Government International Bond	1.000%	09/20/2015	0.460%	$ 1,900	$(22)	$28	$6	$0

UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%	500	(5)	5	0	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%	400	(6)	7	1	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.069%	EUR 6,100	(91)	98	7	0

						$(2,124)	$2,245	$1,917	$(1,796)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 1,525	$(301)	$1	$0	$(300)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	2,000	268	32	300	0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	2,100	280	35	315	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	2,500	19	(8)	11	0

GST	MCDX-23 5-Year Index	1.000%	12/20/2019	2,000	15	(5)	10	0

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	2,315	0	30	30	0

MYC	MCDX-23 5-Year Index	1.000%	12/20/2019	500	4	(1)	3	0

					$285	$84	$669	$(300)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	1,385	$(1)	$224	$223	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		200	1	(2)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	43,500	74	(235)	0	(161)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		116,200	(138)	(1,145)	0	(1,283)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	21,000	(18)	191	173	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	690	5	106	111	0
	Pay	1-Year BRL-CDI	11.160%	01/04/2021	BRL	273,500	(521)	(3,515)	0	(4,036)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		35,100	113	(424)	0	(311)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		78,900	(27)	(347)	0	(374)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	43,000	(8)	387	379	0

CBK	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	200	0	2	2	0
	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	7,800	0	58	58	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		4,400	(2)	(3)	0	(5)

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	62,600	102	(334)	0	(232)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	300	5	9	14	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		960	1	156	157	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		192	(1)	18	17	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		400	3	55	58	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	120,200	194	(639)	0	(445)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		1,000	(1)	(4)	0	(5)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	7,220	0	73	73	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	49,100	1	(262)	0	(261)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	56,900	(123)	498	375	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		38,800	(3)	431	428	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		10,400	(2)	(11)	0	(13)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	77

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	49,500	$17	$(280)	$0	$(263)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	500	3	70	73	0

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		750	1	121	122	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	50,400	7	(274)	0	(267)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		66,700	175	(491)	0	(316)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	2,000	0	21	21	0

UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	200	0	2	2	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	37,000	128	(456)	0	(328)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		6,200	12	(41)	0	(29)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	27,400	(28)	209	181	0

							$(31)	$(5,832)	$2,467	$(8,330)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Receive	ERAUSLT Index	2,529,927	1-Month USD-LIBOR plus a specified spread	08/14/2015	$552,681		$18,333	$18,333	$0
	Pay	S&P 500 Total Return Index	135,964	1-Month USD-LIBOR plus a specified spread	08/14/2015	483,713		(33,590)	0	(33,590)
	Pay	S&P 500 Total Return Index	368,568	3-Month USD-LIBOR plus a specified spread	08/14/2015	1,321,869		(79,460)	0	(79,460)
	Receive	ERAUSLT Index	662,868	1-Month USD-LIBOR plus a specified spread	01/29/2016	149,248		(77)	0	(77)
	Pay	S&P 500 Total Return Index	39,385	1-Month USD-LIBOR plus a specified spread	01/29/2016	148,969		224	224	0

BRC	Receive	ERAUSLT Index	320,320	1-Month USD-LIBOR plus a specified spread	04/28/2015	66,922		5,360	5,360	0

DUB	Receive	ERAUSLT Index	1,666,112	1-Month USD-LIBOR plus a specified spread	10/05/2015	370,822		5,150	5,150	0
	Pay	S&P 500 Total Return Index	101,777	1-Month USD-LIBOR plus a specified spread	10/05/2015	370,753		(16,352)	0	(16,352)

FBF	Receive	ERAUSLT Index	1,536,341	1-Month USD-LIBOR plus a specified spread	12/15/2015	344,258		2,494	2,494	0

JPM	Receive	ERAUSLT Index	4,163,924	1-Month USD-LIBOR plus a specified spread	11/20/2015	924,013		15,572	15,572	0

								$(82,346)	$47,133	$(129,479)

Total Swap Agreements							$(1,870)	$(85,886)	$52,186	$(139,942)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $115,153 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$6	$0	$0	$6	$(1)	$0	$0	$(1)	$5	$0	$5
BOA	16,534	1,664	1,047	19,245	(797)	(3,317)	(1,745)	(5,859)	13,386	(12,740)	646
BPS	12,211	5	19,403	31,619	(2,003)	(665)	(117,848)	(120,516)	(88,897)	101,527	12,630
BRC	4,812	0	5,549	10,361	(2,317)	0	(51)	(2,368)	7,993	(8,480)	(487)
CBK	2,538	0	388	2,926	(1,126)	(77)	(1,495)	(2,698)	228	295	523
DUB	7,412	2,646	5,193	15,251	(5,213)	(2,547)	(16,590)	(24,350)	(9,099)	10,079	980
FBF	10,614	0	2,740	13,354	(494)	(751)	(476)	(1,721)	11,633	(14,598)	(2,965)
GLM	12,598	2,119	876	15,593	(2,591)	(3,923)	(285)	(6,799)	8,794	(7,300)	1,494
GST	0	0	10	10	0	0	0	0	10	0	10
HUS	151	0	4	155	(4)	(304)	(263)	(571)	(416)	545	129
JPM	5,355	349	16,367	22,071	(10,382)	(551)	(105)	(11,038)	11,033	(18,931)	(7,898)

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
MSB	$7,621	$0	$0	$7,621	$(504)	$(253)	$0	$(757)	$6,864	$(6,720)	$144
MYC	0	5,657	412	6,069	0	(6,719)	(727)	(7,446)	(1,377)	913	(464)
NAB	16,777	0	0	16,777	0	0	0	0	16,777	(16,310)	467
NGF	0	0	0	0	(182)	0	0	(182)	(182)	141	(41)
RYL	0	0	6	6	0	0	0	0	6	0	6
SCX	4	0	0	4	(875)	0	0	(875)	(871)	604	(267)
SOG	1,287	0	0	1,287	0	0	0	0	1,287	(1,300)	(13)
UAG	9,243	264	191	9,698	(5,352)	(159)	(357)	(5,868)	3,830	(3,771)	59

Total Over the Counter	$107,163	$12,704	$52,186	$172,053	$(31,841)	$(19,266)	$(139,942)	$(191,049)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$143	$143
Futures	0	0	0	0	3,166	3,166
Swap Agreements	0	123	0	0	186	309

	$0	$123	$0	$0	$3,495	$3,618

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$107,163	$0	$107,163
Purchased Options	0	11	0	687	12,006	12,704
Swap Agreements	0	2,586	47,133	0	2,467	52,186

	$0	$2,297	$47,133	$107,850	$14,473	$172,053

	$0	$2,720	$47,133	$107,850	$17,968	$175,671

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,054	$1,054
Futures	0	0	0	0	1,139	1,139
Swap Agreements	0	0	0	0	4,590	4,590

	$0	$0	$0	$0	$6,783	$6,783

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$31,841	$0	$31,841
Written Options	0	0	0	3,313	15,953	19,266
Swap Agreements	0	2,096	129,479	37	8,330	139,942

	$0	$2,096	$129,479	$35,191	$24,283	$191,049

	$0	$2,096	$129,479	$35,191	$31,066	$197,832

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	79

Schedule of Investments PIMCO Fundamental Advantage Absolute Return Strategy Fund (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(300)	$(300)
Written Options	0	0	7,060	0	791	7,851
Futures	0	0	0	0	33,814	33,814
Swap Agreements	0	14,267	0	0	(56,773)	(42,506)

	$0	$14,267	$7,060	$0	$(22,468)	$(1,141)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$72,657	$0	$72,657
Purchased Options	0	(111)	(157)	62	13,476	13,270
Written Options	0	1,680	890	(3,598)	(7,422)	(8,450)
Swap Agreements	0	3,096	(156,755)	0	354	(153,305)

	$0	$4,665	$(156,022)	$69,121	$6,408	$(75,828)

	$0	$18,932	$(148,962)	$69,121	$(16,060)	$(76,969)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$54	$54
Written Options	0	0	(706)	0	(228)	(934)
Futures	0	0	0	0	3,432	3,432
Swap Agreements	0	565	0	0	(44,786)	(44,221)

	$0	$565	$(706)	$0	$(41,528)	$(41,669)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$80,729	$0	$80,729
Purchased Options	0	(24)	0	(499)	(3,231)	(3,754)
Written Options	0	(4)	0	(855)	827	(32)
Swap Agreements	0	(1,604)	25,859	(37)	(6,319)	17,899

	$0	$(1,632)	$25,859	$79,338	$(8,723)	$94,842

	$0	$(1,067)	$25,153	$79,338	$(50,251)	$53,173

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$13,715	$0	$13,715
Corporate Bonds & Notes
Banking & Finance	0	479,014	152	479,166
Industrials	0	106,710	0	106,710
Utilities	0	62,027	0	62,027
Municipal Bonds & Notes
California	0	28,099	0	28,099
Colorado	0	21,036	0	21,036
Illinois	0	2,464	0	2,464
New Jersey	0	1,405	0	1,405
New York	0	2,046	0	2,046
Ohio	0	7,063	0	7,063
Texas	0	10,189	0	10,189
Washington	0	2,108	0	2,108
U.S. Government Agencies	0	266,107	0	266,107
U.S. Treasury Obligations	0	389,131	0	389,131
Mortgage-Backed Securities	0	192,273	0	192,273
Asset-Backed Securities	0	141,219	0	141,219
Sovereign Issues	0	315,660	0	315,660
Convertible Preferred Securities
Banking & Finance	0	3,295	0	3,295
Preferred Securities
Banking & Finance	0	9,248	0	9,248
Short-Term Instruments
Certificates of Deposit	0	6,971	0	6,971
Commercial Paper	0	63,377	0	63,377
Repurchase Agreements	0	615	0	615

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
U.S. Treasury Bills	$0	$112,531	$0	$112,531
	$0	$2,236,303	$152	$2,236,455

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$403,023	$0	$0	$403,023

Total Investments	$403,023	$2,236,303	$152	$2,639,478

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(490,283)	$0	$(490,283)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,166	452	0	3,618
Over the counter	0	172,053	0	172,053
	$3,166	$172,505	$0	$175,671

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,139)	(5,591)	0	(6,730)
Over the counter	0	(191,049)	0	(191,049)
	$(1,139)	$(196,640)	$0	$(197,779)

Totals	$405,050	$1,721,885	$152	$2,127,087

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.5%

BANK LOAN OBLIGATIONS 0.3%
Community Health Systems, Inc.
3.428% due 12/31/2018		$1,990	$1,993
HCA, Inc.
2.678% due 05/02/2016		246	246
2.928% due 03/31/2017		9,825	9,840

Total Bank Loan Obligations (Cost $12,024)			12,079

CORPORATE BONDS & NOTES 32.2%

BANKING & FINANCE 21.9%
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		4,700	4,734
Ally Financial, Inc.
3.500% due 07/18/2016		1,900	1,928
3.500% due 01/27/2019		5,000	4,950
4.625% due 06/26/2015		10,300	10,364
4.750% due 09/10/2018		3,115	3,212
5.500% due 02/15/2017		16,300	16,993
6.250% due 12/01/2017		2,500	2,669
American Honda Finance Corp.
0.754% due 10/07/2016		6,700	6,733
ASIF
3.000% due 02/17/2017	EUR	3,500	3,930
Banco Bilbao Vizcaya Argentaria S.A.
7.000% due 02/19/2019 (d)		400	444
9.000% due 05/09/2018 (d)		$800	872
Banco del Estado de Chile
4.125% due 10/07/2020		4,200	4,453
Banco do Brasil S.A.
3.875% due 10/10/2022		2,000	1,852
6.000% due 01/22/2020		800	856
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	7,600	9,530
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$300	305
Banco Santander Chile
1.857% due 01/19/2016		1,000	1,008
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	4,400	4,764
Bank of America Corp.
0.588% due 08/15/2016		$400	397
0.872% due 08/25/2017		14,000	14,011
1.085% due 03/22/2016		18,800	18,871
2.650% due 04/01/2019		33,600	34,268
5.650% due 05/01/2018		1,800	1,998
7.625% due 06/01/2019		2,300	2,779
Bank of America N.A.
0.727% due 11/14/2016		31,800	31,832
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.675% due 03/10/2017		17,100	17,094
Bankia S.A.
3.500% due 01/17/2019	EUR	200	234
Barclays Bank PLC
7.750% due 04/10/2023		$800	888
14.000% due 06/15/2019 (d)	GBP	12,900	25,793
BBVA Bancomer S.A.
4.500% due 03/10/2016		$2,200	2,271
6.500% due 03/10/2021		200	222
6.750% due 09/30/2022		8,100	9,179
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	4,600	5,089
BRFkredit A/S
2.000% due 04/01/2015	DKK	1,900	273

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CIT Group, Inc.
3.875% due 02/19/2019		$7,660	$7,603
4.250% due 08/15/2017		5,200	5,291
5.000% due 05/15/2017		1,200	1,237
5.250% due 03/15/2018		12,849	13,331
5.500% due 02/15/2019		17,157	17,886
Citigroup, Inc.
0.534% due 06/09/2016		11,100	11,036
0.937% due 11/15/2016		15,500	15,534
1.216% due 07/25/2016		19,400	19,509
4.450% due 01/10/2017		600	633
4.875% due 05/07/2015		2,240	2,248
Eksportfinans ASA
2.000% due 09/15/2015		400	401
2.375% due 05/25/2016		300	302
5.500% due 05/25/2016		100	104
5.500% due 06/26/2017		200	214
Ford Motor Credit Co. LLC
0.706% due 11/08/2016		11,700	11,656
1.500% due 01/17/2017		4,480	4,491
2.500% due 01/15/2016		6,400	6,476
2.750% due 05/15/2015		9,100	9,120
3.984% due 06/15/2016		2,915	3,006
4.207% due 04/15/2016		5,285	5,437
4.250% due 02/03/2017		5,148	5,407
7.000% due 04/15/2015		8,300	8,313
General Motors Financial Co., Inc.
4.750% due 08/15/2017		5,295	5,598
GMAC International Finance BV
7.500% due 04/21/2015	EUR	500	540
HBOS PLC
0.964% due 09/06/2017		$2,500	2,501
Industrial Bank of Korea
4.375% due 08/04/2015		3,400	3,444
International Lease Finance Corp.
2.221% due 06/15/2016		5,000	5,019
5.750% due 05/15/2016		3,600	3,747
6.750% due 09/01/2016		800	852
8.625% due 09/15/2015		15,500	15,965
IPIC GMTN Ltd.
1.750% due 11/30/2015		7,500	7,564
iStar Financial, Inc.
4.000% due 11/01/2017		300	297
John Deere Capital Corp.
0.352% due 04/12/2016		18,500	18,516
JPMorgan Chase & Co.
0.707% due 04/23/2015		3,100	3,101
0.881% due 02/26/2016		45,800	45,929
1.125% due 02/26/2016		11,300	11,329
JPMorgan Chase Bank N.A.
0.748% due 05/31/2017	EUR	4,300	4,628
5.375% due 09/28/2016	GBP	7,300	11,481
KBC Bank NV
8.000% due 01/25/2023		$7,400	8,334
KeyBank N.A.
7.413% due 10/15/2027		4,000	4,009
Korea Exchange Bank
3.125% due 06/26/2017		3,200	3,302
LBG Capital PLC
8.500% due 12/17/2021 (d)		200	219
LeasePlan Corp. NV
3.000% due 10/23/2017		2,000	2,059
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		11,100	15,984
Morgan Stanley
1.536% due 04/25/2018		13,900	14,132
3.450% due 11/02/2015		300	305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.800% due 04/29/2016		$3,200	$3,293
MUFG Union Bank N.A.
0.655% due 05/05/2017		10,300	10,286
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	200	187
Navient Corp.
5.500% due 01/15/2019		$1,600	1,636
6.000% due 01/25/2017		2,000	2,109
6.250% due 01/25/2016		19,261	19,863
8.450% due 06/15/2018		2,000	2,225
Nordea Bank AB
0.616% due 04/04/2017		7,800	7,812
Novo Banco S.A.
5.000% due 04/04/2019	EUR	300	334
5.000% due 04/23/2019		200	222
5.000% due 05/21/2019		600	667
5.000% due 05/23/2019		400	444
5.875% due 11/09/2015		1,900	2,062
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	99,400	14,483
2.000% due 01/01/2016		12,000	1,757
2.000% due 04/01/2016		22,800	3,354
Powszechna Kasa Oszczednosci Bank Polski S.A. via PKO Finance AB
4.630% due 09/26/2022		$700	743
Prudential Covered Trust
2.997% due 09/30/2015		16,170	16,332
Rabobank Group
0.542% due 11/23/2016		18,100	18,106
11.000% due 06/30/2019 (d)		8,200	10,578
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	108,400	15,864
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$4,000	4,520
13.125% due 03/19/2022	AUD	10,811	9,599
Springleaf Finance Corp.
5.750% due 09/15/2016		$2,200	2,288
6.900% due 12/15/2017		6,200	6,618
State Bank of India
4.500% due 07/27/2015		1,000	1,010
Tri-Command Military Housing LLC
5.383% due 02/15/2048		3,280	3,146
Turkiye Garanti Bankasi A/S
2.757% due 04/20/2016		200	200
UBS AG
4.750% due 05/22/2023		200	207
5.125% due 05/15/2024		23,500	24,483
7.625% due 08/17/2022		3,350	4,069
Wells Fargo & Co.
0.717% due 04/22/2019		1,800	1,802
0.787% due 07/20/2016		19,000	19,077
1.250% due 07/20/2016		3,000	3,017
Wells Fargo Bank N.A.
0.537% due 07/20/2015		6,900	6,906

			802,185

INDUSTRIALS 6.5%
AbbVie, Inc.
1.015% due 11/06/2015		12,035	12,073
Actavis Funding SCS
2.350% due 03/12/2018		3,000	3,042
3.000% due 03/12/2020		2,000	2,051
3.450% due 03/15/2022		1,800	1,846
Braskem Finance Ltd.
5.750% due 04/15/2021		5,800	5,481
Canadian National Railway Co.
0.455% due 11/06/2015		4,900	4,902

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	81

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Daimler Finance North America LLC
0.615% due 03/10/2017		$14,900	$14,920
0.935% due 08/01/2016		8,200	8,251
1.250% due 01/11/2016		3,000	3,011
1.875% due 01/11/2018		7,800	7,894
Deutsche Telekom International Finance BV
5.750% due 03/23/2016		3,690	3,863
DISH DBS Corp.
4.250% due 04/01/2018		3,675	3,703
7.125% due 02/01/2016		9,030	9,402
7.750% due 05/31/2015		6,943	6,999
Enbridge, Inc.
0.924% due 10/01/2016		5,400	5,380
Gerdau Trade, Inc.
5.750% due 01/30/2021		4,100	4,115
HCA, Inc.
3.750% due 03/15/2019		13,800	14,020
6.500% due 02/15/2016		900	935
Johnson & Johnson
0.332% due 11/28/2016		23,700	23,736
Kroger Co.
0.787% due 10/17/2016		8,200	8,219
Lafarge S.A.
6.500% due 07/15/2016		3,600	3,825
MGM Resorts International
6.625% due 07/15/2015		585	592
6.875% due 04/01/2016		100	105
7.500% due 06/01/2016		6,342	6,679
7.625% due 01/15/2017		1,100	1,181
10.000% due 11/01/2016		200	223
NBCUniversal Media LLC
2.875% due 04/01/2016		2,100	2,145
PepsiCo, Inc.
0.455% due 07/30/2015		22,500	22,510
President and Fellows of Harvard College
6.500% due 01/15/2039		8,600	12,808
Rockies Express Pipeline LLC
3.900% due 04/15/2015		1,500	1,501
Rohm & Haas Co.
6.000% due 09/15/2017		144	159
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		10,000	10,013
SABMiller Holdings, Inc.
2.450% due 01/15/2017		3,895	3,981
Schaeffler Finance BV
4.750% due 05/15/2021		13,050	13,246
STATS ChipPAC Ltd.
4.500% due 03/20/2018		1,300	1,297
Volkswagen International Finance NV
0.586% due 11/18/2015		9,500	9,514
Zimmer Holdings, Inc.
2.000% due 04/01/2018		4,500	4,537

			238,159

UTILITIES 3.8%
AT&T, Inc.
0.693% due 03/30/2017		11,100	11,086
0.900% due 02/12/2016		1,900	1,903
Dynegy Finance, Inc.
6.750% due 11/01/2019		11,100	11,502
7.375% due 11/01/2022		1,800	1,899
Majapahit Holding BV
7.750% due 01/20/2020		500	592
Petrobras Global Finance BV
2.000% due 05/20/2016		19,000	18,221
2.750% due 01/15/2018	EUR	1,000	972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 01/15/2019		$300	$260
3.151% due 03/17/2020		2,900	2,508
3.750% due 01/14/2021	EUR	800	761
3.875% due 01/27/2016		$900	885
6.250% due 12/14/2026	GBP	800	1,029
Shell International Finance BV
0.467% due 11/15/2016		$5,500	5,513
Sprint Communications, Inc.
6.000% due 12/01/2016		1,800	1,883
8.375% due 08/15/2017		6,750	7,349
Telefonica Chile S.A.
3.875% due 10/12/2022		1,200	1,211
Verizon Communications, Inc.
0.664% due 06/09/2017		17,700	17,681
1.041% due 06/17/2019		200	202
1.801% due 09/15/2016		34,503	35,072
2.021% due 09/14/2018		10,400	10,856
2.500% due 09/15/2016		1,714	1,751
3.650% due 09/14/2018		7,100	7,551

			140,687

Total Corporate Bonds & Notes (Cost $1,187,012)			1,181,031

MUNICIPAL BONDS & NOTES 0.1%

OHIO 0.1%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047		2,300	1,893

Total Municipal Bonds & Notes (Cost $1,593)			1,893

U.S. GOVERNMENT AGENCIES 8.0%
Fannie Mae
0.234% due 12/25/2036		179	175
0.524% due 03/25/2037 - 09/25/2042		627	635
0.554% due 07/25/2037		172	173
0.574% due 09/25/2035		235	237
0.584% due 09/25/2035		603	606
0.804% due 05/25/2040		195	199
0.894% due 06/25/2037		98	100
0.904% due 06/25/2040		1,385	1,410
0.924% due 11/25/2039 - 01/25/2040		703	716
0.994% due 12/25/2039		129	131
1.074% due 07/25/2039		108	109
1.321% due 06/01/2043 - 07/01/2044		277	283
1.777% due 10/01/2034		29	30
1.847% due 11/01/2034		8	8
1.959% due 05/01/2035		13	14
1.967% due 11/01/2035		67	69
2.025% due 09/01/2035		263	280
2.043% due 07/01/2035		201	214
2.054% due 10/01/2035		75	80
2.122% due 01/01/2035		255	271
2.137% due 07/01/2035		151	162
2.165% due 07/01/2034		211	225
2.194% due 05/25/2035		43	45
2.205% due 08/01/2035		322	343
2.237% due 09/01/2035		218	232
2.256% due 08/01/2035		382	407
2.277% due 12/01/2033		185	198
2.310% due 08/01/2022		200	203
2.325% due 03/01/2035		26	28
2.340% due 06/01/2035		369	397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.347% due 05/01/2036	$137	$145
2.357% due 12/01/2033	28	30
2.434% due 09/01/2036	114	122
2.473% due 07/01/2036	133	143
2.558% due 08/01/2036	108	115
2.590% due 07/01/2022	857	881
2.607% due 06/01/2035	478	513
2.870% due 09/01/2027	100	103
2.920% due 06/01/2022	2,519	2,638
3.155% due 05/01/2022	2,042	2,174
3.500% due 04/01/2045	3,700	3,887
4.000% due 05/01/2018 - 04/01/2045	132,848	141,899
4.500% due 02/01/2018 - 06/01/2042	27,893	29,712
5.000% due 06/01/2023 - 05/01/2041	9,559	10,660
5.500% due 10/01/2021 - 12/01/2039	4,759	5,369
6.000% due 02/01/2029 - 05/01/2041	1,293	1,479
6.500% due 09/01/2034	9	11
Freddie Mac
0.434% due 08/25/2031	93	91
0.505% due 02/15/2037	17	17
0.575% due 06/15/2018	13	13
0.725% due 07/15/2041	1,324	1,329
0.745% due 06/15/2041	1,299	1,315
0.845% due 08/15/2037	267	271
0.875% due 08/15/2037	344	350
1.030% due 01/15/2038	185	188
1.314% due 02/25/2045	41	43
4.000% due 06/15/2038	658	667
4.500% due 01/15/2041 - 05/01/2045	4,419	4,809
5.000% due 03/01/2038	6,726	7,465
5.500% due 06/01/2027 - 05/01/2040	3,357	3,765
6.000% due 02/01/2034 - 04/01/2045	4,555	5,192
Ginnie Mae
3.500% due 04/01/2045	42,500	44,774
5.000% due 06/15/2034 - 06/15/2041	7,752	8,653
6.000% due 05/15/2037 - 07/15/2037	174	199
NCUA Guaranteed Notes
0.621% due 10/07/2020	275	276
Small Business Administration
5.290% due 12/01/2027	267	297
5.490% due 03/01/2028	2,257	2,535
5.600% due 09/01/2028	2,248	2,543

Total U.S. Government Agencies (Cost $289,005)		292,653

U.S. TREASURY OBLIGATIONS 25.8%
U.S. Treasury Bonds
3.125% due 08/15/2044	29,700	33,304
4.250% due 05/15/2039	24,000	31,719
4.500% due 08/15/2039	22,700	31,090
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (g)	125,632	127,143
0.125% due 01/15/2023 (g)	19,848	19,960
0.125% due 07/15/2024 (g)	77,374	77,519
0.250% due 01/15/2025 (e)	124,734	125,884
0.375% due 07/15/2023 (g)	49,517	50,852
1.750% due 01/15/2028	11,269	13,216

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 01/15/2026	$6,242	$7,409
2.375% due 01/15/2025	33,729	40,955
2.375% due 01/15/2027	15,995	19,769
2.500% due 01/15/2029	6,314	8,086
3.625% due 04/15/2028	578	817
3.875% due 04/15/2029	3,270	4,813
U.S. Treasury Notes
2.000% due 05/31/2021 (g)(i)	113,500	116,072
2.125% due 09/30/2021 (i)	201,900	207,689
2.375% due 08/15/2024 (g)(i)	26,900	27,963

Total U.S. Treasury Obligations (Cost $928,239)		944,260

MORTGAGE-BACKED SECURITIES 5.6%
American Home Mortgage Investment Trust
2.378% due 02/25/2045	98	98
Banc of America Commercial Mortgage Trust
5.727% due 05/10/2045	900	927
Banc of America Funding Ltd.
0.431% due 10/03/2039	7,814	7,705
Banc of America Funding Trust
0.366% due 10/20/2046 ^	499	391
0.456% due 06/20/2047	600	426
BCAP LLC Trust
0.341% due 09/26/2035	1,676	1,659
Bear Stearns Adjustable Rate Mortgage Trust
2.679% due 01/25/2034	757	758
Bear Stearns ALT-A Trust
0.334% due 02/25/2034	391	353
0.614% due 07/25/2035	1,942	1,908
2.651% due 09/25/2035	113	97
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	86	92
5.405% due 12/11/2040	2,389	2,428
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036	419	343
Bella Vista Mortgage Trust
0.773% due 01/22/2045	3,299	3,046
Chase Mortgage Finance Trust
2.415% due 02/25/2037	2,280	2,286
ChaseFlex Trust
0.474% due 07/25/2037	1,232	1,064
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.424% due 01/25/2036	1,224	1,135
0.424% due 06/25/2036	1,489	1,368
0.474% due 08/25/2035	4,380	4,058
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035	94	93
2.530% due 05/25/2035	198	196
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.225% due 07/15/2044	2,800	2,814
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034	3,367	3,489
Countrywide Alternative Loan Trust
0.334% due 12/25/2046 ^	6,158	6,238
0.354% due 05/25/2047	410	344
0.364% due 09/25/2046 ^	1,931	1,649
0.454% due 02/25/2037	2,092	1,643
0.674% due 05/25/2035	13,263	11,181
2.413% due 05/25/2036	2,162	1,701
Countrywide Home Loan Mortgage Pass-Through Trust
0.974% due 09/25/2034	280	244
2.313% due 02/20/2036 ^	76	72
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	2,392	2,524
5.383% due 02/15/2040	244	257
5.460% due 09/15/2039	9,891	10,368

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse Mortgage Capital Certificates
0.324% due 03/27/2036		$2,937	$2,880
DBRR Trust
0.853% due 02/25/2045		862	860
Deutsche ALT-A Securities, Inc.
0.504% due 02/25/2036		5,001	3,944
Eddystone Finance PLC
1.088% due 04/19/2021	GBP	4,656	6,800
First Horizon Alternative Mortgage Securities Trust
2.200% due 08/25/2035		$652	578
First Horizon Mortgage Pass-Through Trust
2.610% due 08/25/2035		359	330
Granite Master Issuer PLC
0.169% due 12/20/2054	EUR	926	993
0.189% due 12/20/2054		95	102
0.376% due 12/20/2054		$95	95
0.745% due 12/20/2054	GBP	3,071	4,539
0.825% due 12/20/2054		1,535	2,271
Granite Mortgages PLC
0.886% due 06/20/2044		905	1,339
Greenpoint Mortgage Pass-Through Certificates
2.784% due 10/25/2033		$210	208
Greenwich Capital Commercial Funding Corp.
5.785% due 07/10/2038		2,373	2,465
GSR Mortgage Loan Trust
2.671% due 09/25/2035		541	544
4.968% due 11/25/2035		269	260
6.000% due 05/25/2037 ^		1,263	1,183
HarborView Mortgage Loan Trust
0.428% due 01/19/2036		1,043	724
0.448% due 03/19/2035		4,925	4,361
IndyMac Mortgage Loan Trust
0.374% due 11/25/2046		24,530	17,199
2.384% due 01/25/2036		382	317
JPMorgan Chase Commercial Mortgage Securities Trust
5.397% due 05/15/2045		3,123	3,260
5.420% due 01/15/2049		2,717	2,883
5.439% due 01/15/2049		10,768	11,537
JPMorgan Mortgage Trust
5.750% due 01/25/2036 ^		33	30
Lanark Master Issuer PLC
1.662% due 12/22/2054		4,101	4,133
LB Commercial Mortgage Trust
5.855% due 07/15/2044		10,202	11,110
LB-UBS Commercial Mortgage Trust
5.641% due 03/15/2039		3,036	3,136
Leek Finance PLC
0.485% due 12/21/2038		2,610	2,714
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.615% due 12/15/2030		620	595
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036		321	295
1.582% due 10/25/2035		3,931	3,829
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		600	643
Morgan Stanley Capital Trust
5.204% due 11/14/2042		2,510	2,533
5.610% due 04/15/2049		79	79
Residential Accredit Loans, Inc. Trust
0.359% due 08/25/2036		2,748	2,118
3.552% due 12/25/2035		1,088	941
Sequoia Mortgage Trust
0.376% due 07/20/2036		1,105	1,035
0.386% due 06/20/2036		1,122	994
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	12	13

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Adjustable Rate Mortgage Loan Trust
0.494% due 10/25/2035		$6,305	$5,454
1.528% due 01/25/2035		305	247
2.474% due 08/25/2034		523	518
2.490% due 09/25/2035		407	363
2.496% due 01/25/2035		576	555
2.537% due 08/25/2035		248	233
Structured Asset Mortgage Investments Trust
0.428% due 07/19/2035		169	146
0.454% due 02/25/2036		187	152
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035		185	179
Wachovia Bank Commercial Mortgage Trust
5.749% due 07/15/2045		1,589	1,666
Wachovia Mortgage Loan Trust LLC
2.736% due 05/20/2036 ^		875	771
WaMu Mortgage Pass-Through Certificates Trust
0.464% due 10/25/2045		68	63
0.494% due 01/25/2045		400	378
1.128% due 02/25/2046		926	879
1.328% due 11/25/2042		65	61
1.782% due 01/25/2037 ^		1,823	1,560
1.948% due 02/27/2034		180	176
2.011% due 12/25/2036 ^		549	482
2.153% due 06/25/2037 ^		846	762
2.186% due 10/25/2046		210	192
2.192% due 12/25/2046		854	797
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041		17	16
Wells Fargo Alternative Loan Trust
2.596% due 07/25/2037 ^		11,300	9,577
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 03/25/2036		428	427
2.625% due 07/25/2036 ^		4,215	4,121

Total Mortgage-Backed Securities (Cost $206,280)			206,600

ASSET-BACKED SECURITIES 4.4%
Ally Auto Receivables Trust
0.200% due 10/15/2015		2,788	2,788
0.480% due 02/15/2017		25,590	25,575
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.991% due 02/25/2034		2,184	1,966
Asset-Backed Funding Certificates Trust
0.394% due 01/25/2037		5,025	3,159
1.224% due 03/25/2034		6,995	5,580
Asset-Backed Securities Corp. Home Equity Loan Trust
0.724% due 09/25/2034		39	39
0.814% due 07/25/2035		500	457
Bacchus Ltd.
0.497% due 01/20/2019		584	585
Bear Stearns Asset-Backed Securities Trust
0.334% due 08/25/2036		3,261	2,820
0.444% due 06/25/2036		4,800	4,025
1.191% due 10/25/2035		4,800	4,099
Bumper NL Finance BV
1.239% due 02/23/2023	EUR	146	157
Cavalry CLO Ltd.
1.528% due 01/16/2024		$400	399
Citigroup Mortgage Loan Trust, Inc.
0.334% due 09/25/2036		7,444	5,374
0.774% due 09/25/2035 ^		3,987	2,561
Cornerstone CLO Ltd.
0.473% due 07/15/2021		4,266	4,235
Countrywide Asset-Backed Certificates
5.188% due 10/25/2046 ^		4,044	3,532

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	83

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates Trust
0.524% due 04/25/2036		$4,649	$4,582
Countrywide Home Equity Loan Trust
0.395% due 12/15/2029		954	859
Credit Suisse Mortgage Capital Certificates
0.771% due 09/25/2037		9,412	8,399
Credit-Based Asset Servicing and Securitization LLC
0.231% due 11/25/2036		36	21
Duane Street CLO Ltd.
0.502% due 01/11/2021		1,173	1,167
Fremont Home Loan Trust
0.234% due 01/25/2037		17	9
GSAMP Trust
0.414% due 12/25/2035		5,122	4,701
Hillmark Funding Ltd.
0.512% due 05/21/2021		743	736
Long Beach Mortgage Loan Trust
0.734% due 10/25/2034		17	16
Morgan Stanley ABS Capital, Inc. Trust
0.424% due 03/25/2037		4,424	2,515
1.104% due 11/25/2034		1,400	1,321
Nash Point CLO
0.381% due 07/25/2022	EUR	414	443
National Collegiate Student Loan Trust
0.414% due 11/27/2028		$3,843	3,773
Panhandle-Plains Higher Education Authority, Inc.
1.404% due 10/01/2035		50	51
Residential Asset Mortgage Products Trust
0.334% due 02/25/2037		4,169	3,808
Residential Asset Securities Corp. Trust
0.324% due 08/25/2036		2,050	1,971
0.594% due 10/25/2035		1,000	848
SG Mortgage Securities Trust
0.354% due 02/25/2036		14,639	9,657
SLM Private Education Loan Trust
1.225% due 06/15/2023		636	638
3.425% due 05/16/2044		280	297
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	1,614	1,715
Specialty Underwriting & Residential Finance Trust
0.471% due 12/25/2036		$4,839	3,859
SpringCastle America Funding LLC
2.700% due 05/25/2023		17,539	17,606
Structured Asset Investment Loan Trust
0.894% due 06/25/2035		20,000	16,509
Structured Asset Securities Corp. Mortgage Loan Trust
0.384% due 02/25/2037		7,501	6,659
0.494% due 05/25/2037		2,379	2,171
Venture CDO Ltd.
0.477% due 07/22/2021		555	548
Wood Street CLO BV
0.431% due 11/22/2021	EUR	345	367

Total Asset-Backed Securities (Cost $155,087)			162,597

SOVEREIGN ISSUES 14.3%
Autonomous Community of Valencia
4.375% due 07/16/2015		100	109
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016	BRL	87,200	24,839
0.000% due 04/01/2016		113,600	31,366
Export-Import Bank of Korea
4.000% due 01/29/2021		$4,700	5,111
Hellenic Republic Government Bond
3.000% due 02/24/2023	EUR	100	60
3.000% due 02/24/2024 (e)		100	59
3.000% due 02/24/2025 (e)		100	58

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 02/24/2026	EUR	100	$55
3.000% due 02/24/2027		100	55
3.000% due 02/24/2028		100	53
3.000% due 02/24/2029		100	53
3.000% due 02/24/2030		2,000	1,049
3.000% due 02/24/2031		100	53
3.000% due 02/24/2032		100	52
3.000% due 02/24/2033		100	52
3.000% due 02/24/2034		100	52
3.000% due 02/24/2035		100	52
3.000% due 02/24/2036		600	313
3.000% due 02/24/2037		100	52
3.000% due 02/24/2038		100	52
3.000% due 02/24/2039		100	52
3.000% due 02/24/2040		100	52
3.000% due 02/24/2041		100	52
3.000% due 02/24/2042		100	53
4.750% due 04/17/2019		6,300	4,503
Italy Buoni Poliennali Del Tesoro
1.150% due 05/15/2017		14,600	16,021
2.250% due 05/15/2016		16,400	18,072
2.750% due 12/01/2015		10,900	11,933
3.000% due 11/01/2015		1,600	1,750
3.750% due 08/01/2015		3,600	3,920
3.750% due 04/15/2016		28,000	31,268
3.750% due 08/01/2016		8,100	9,136
3.750% due 09/01/2024		68,600	90,236
4.500% due 07/15/2015		11,700	12,751
4.750% due 05/01/2017		44,900	52,899
4.750% due 09/01/2044		1,800	3,089
5.250% due 08/01/2017		14,600	17,539
Italy Certificati Di Credito Del Tesoro
0.000% due 12/31/2015		5,600	6,019
0.000% due 04/29/2016		21,900	23,537
Korea Development Bank
1.000% due 01/22/2016		$2,000	2,005
3.250% due 03/09/2016		4,000	4,083
3.500% due 08/22/2017		300	314
4.375% due 08/10/2015		700	709
Korea Housing Finance Corp.
4.125% due 12/15/2015		2,000	2,045
Mexico Government International Bond
4.000% due 11/15/2040 (c)	MXN	5,828	420
4.750% due 06/14/2018		89,100	5,852
5.000% due 06/16/2016 (c)		11,761	810
Qatar Government International Bond
5.250% due 01/20/2020		$3,600	4,091
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	250,000	1,388
4.500% due 07/03/2017		1,220,000	6,811
Slovenia Government International Bond
5.250% due 02/18/2024		$5,200	5,994
Spain Government International Bond
2.750% due 10/31/2024	EUR	2,800	3,437
3.150% due 01/31/2016		4,100	4,527
3.300% due 07/30/2016		40,500	45,468
3.750% due 10/31/2015		23,900	26,274
3.800% due 01/31/2017		5,100	5,860
4.250% due 10/31/2016		31,800	36,489

Total Sovereign Issues (Cost $609,855)			523,004

		SHARES	MARKET VALUE (000S)
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (a)		80,000	$0

Total Convertible Preferred Securities (Cost $0)			0

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.8%

CERTIFICATES OF DEPOSIT 1.8%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$1,100	1,099
1.107% due 05/16/2016		8,000	7,967
Intesa Sanpaolo SpA
1.650% due 04/07/2015		31,100	31,099
Royal Bank of Canada
1.370% due 05/07/2015	CAD	33,800	26,687

			66,852

COMMERCIAL PAPER 0.0%
Vodafone Group PLC
0.600% due 06/29/2015		$1,300	1,299

JAPAN TREASURY BILLS 0.7%
0.000% due 06/08/2015	JPY	2,930,000	24,430

SLOVENIA TREASURY BILLS 0.1%
0.761% due 04/09/2015	EUR	1,800	1,935

U.S. TREASURY BILLS 0.2%
0.019% due 04/09/2015 - 06/25/2015 (b)(e)(g)(i)		$5,583	5,583

Total Short-Term Instruments (Cost $104,976)			100,099

Total Investments in Securities (Cost $3,494,071)			3,424,216

		SHARES
INVESTMENTS IN AFFILIATES 11.1%

SHORT-TERM INSTRUMENTS 11.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.1%
PIMCO Short-Term Floating NAV Portfolio		1,898	19
PIMCO Short-Term Floating NAV Portfolio III		40,999,704	406,594

Total Short-Term Instruments (Cost $406,571)			406,613

Total Investments in Affiliates (Cost $406,571)			406,613

Total Investments 104.6% (Cost $3,900,642)			$3,830,829

Financial Derivative Instruments (f)(h) 3.8% (Cost or Premiums, net $(11,660))			139,137

Other Assets and Liabilities, net (8.4%)			(307,529)

Net Assets 100.0%			$3,662,437

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
MYI	(10.000%)	03/24/2015	04/07/2015	EUR	(54)	$(58)
	(10.000%)	03/27/2015	12/31/2015		(47)	(51)

Total Reverse Repurchase Agreements						$(109)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions
GSC	0.500%	03/31/2015	04/01/2015	$(30,851)	$(30,852)

Total Sale-Buyback Transactions					$(30,852)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $28,625 at a weighted average interest rate of (0.029%).

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$ 101,600	$(102,328)	$(103,894)
Fannie Mae	3.500%	04/01/2045	54,700	(57,045)	(57,471)
Fannie Mae	3.500%	05/01/2045	68,000	(71,162)	(71,273)
Fannie Mae	4.000%	04/01/2045	278,400	(296,334)	(297,708)
Fannie Mae	4.000%	05/01/2045	223,900	(238,558)	(239,044)

Total Short Sales				$(765,427)	$(769,390)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of March 31, 2015:

(e)	Securities with an aggregate market value of $34,020 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
MYI	$0	$(109)	$0	$(109)	$107	$(2)

Master Securities Forward Transaction Agreement
GSC	0	0	(30,852)	(30,852)	30,973	121

Total Borrowings and Other Financing Transactions	$0	$(109)	$(30,852)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	85

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$103.000	05/22/2015	3,130	$27	$48
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/22/2015	229	2	3
Put - CBOT U.S. Treasury 10-Year Note June Futures	108.000	05/22/2015	600	5	9
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	05/22/2015	3,942	33	61
Put - CBOT U.S. Treasury 5-Year Note June Futures	109.500	05/22/2015	90	1	1

Total Purchased Options				$68	$122

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	1,352	$(1,161)	$(1,479)

Total Written Options				$(1,161)	$(1,479)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	2,818	$1,171	$106	$0
90-Day Eurodollar December Futures	Short	12/2016	3,397	(3,243)	0	(382)
90-Day Eurodollar June Futures	Short	06/2015	1,269	(111)	0	(16)
90-Day Eurodollar June Futures	Short	06/2016	86	(14)	0	(8)
90-Day Eurodollar March Futures	Short	03/2016	745	(120)	0	(47)
90-Day Eurodollar September Futures	Short	09/2015	653	(74)	0	(16)
90-Day Eurodollar September Futures	Short	09/2016	12	(2)	0	(1)
Canada Government 10-Year Bond June Futures	Short	06/2015	447	(773)	35	(39)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	678	1,118	766	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	4	9	1	0
U.S. Treasury 5-Year Note June Futures	Long	06/2015	90	133	18	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	6,645	7,023	2,077	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	87	68	24	0

Total Futures Contracts				$5,185	$3,027	$(509)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$ 131,124	$10,946	$3,021	$151	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	35,600	2,588	140	39	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	493,700	8,382	1,008	89	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	54,300	999	(26)	9	0
iTraxx Europe 22 5-Year Index	1.000%	12/20/2019	EUR 404,500	10,221	1,112	1	0

				$33,136	$5,255	$289	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$ 379,600	$(2,300)	$(1,188)	$0	$(164)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018	2,239,500	(34,505)	(16,190)	0	(2,419)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	305,500	(12,689)	(6,435)	0	(518)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	1,117,800	(60,851)	(34,619)	0	(2,306)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025	58,200	(1,014)	(164)	0	(118)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	30,500	(7,634)	(8,941)	0	(36)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR 142,500	(2,336)	(773)	0	(509)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045	6,000	(781)	2	3	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046	2,300	(460)	(32)	0	(35)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP 17,000	(458)	(341)	5	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022	52,600	(2,717)	(2,205)	10	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016	MXN 15,300	23	(8)	0	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	171,200	154	(22)	6	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017	24,000	41	(11)	1	0
Pay	28-Day MXN-TIIE	5.000%	06/11/2018	38,500	18	(8)	2	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	868,600	30	(872)	130	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021	107,400	10	10	16	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	14,000	(2)	(14)	2	0
Pay	28-Day MXN-TIIE	5.750%	06/05/2023	100	0	0	0	0
Pay	28-Day MXN-TIIE	6.000%	06/05/2023	18,000	11	(18)	2	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029	136,400	372	309	30	0
Pay	28-Day MXN-TIIE	6.810%	06/19/2034	48,900	107	143	11	0
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045	EUR 17,300	(1,038)	(1,082)	0	(363)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046	6,500	(1,298)	(503)	0	(150)

					$(127,317)	$(72,962)	$218	$(6,618)

Total Swap Agreements					$(94,181)	$(67,707)	$507	$(6,618)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(g)	Securities with an aggregate market value of $64,793 and cash of $42,183 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$122	$3,027	$507	$3,656	$(1,479)	$(509)	$(6,635)	$(8,623)

(4)	Unsettled variation margin liability of $(17) for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	625	$		492	$0	$(2)
	04/2015		SGD	343			256	7	0

BOA	04/2015		BRL	10,184			3,175	0	(16)
	04/2015		EUR	98,632			111,314	5,253	0
	04/2015		GBP	646			955	0	(3)
	04/2015		INR	1,583,212			25,033	0	(374)
	04/2015	$		3,275		BRL	10,184	0	(84)
	04/2015			9,611		CAD	12,200	21	0
	04/2015			1,165		EUR	1,065	0	(20)
	04/2015			10,916		GBP	7,286	0	(108)
	05/2015		CAD	33,346	$		30,379	4,062	0
	05/2015		MXN	22,854			1,512	17	0
	05/2015	$		1,018		AUD	1,308	0	(23)
	05/2015			533		MXN	7,825	0	(21)
	06/2015		EUR	16,763	$		22,791	4,749	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	87

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2015		JPY	2,930,000	$		24,492	$39	$0
	06/2015	$		1,231		EUR	942	0	(217)
	08/2015		SEK	935	$		112	3	0
	06/2016		EUR	47,448			64,963	13,411	0
	06/2016	$		2,775		EUR	2,055	0	(543)

BPS	04/2015		BRL	110,234	$		34,362	0	(177)
	04/2015		EUR	14,325			15,180	0	(223)
	04/2015	$		10,594		AUD	13,394	0	(392)
	04/2015			34,289		BRL	110,234	335	(84)
	05/2015		AUD	13,394	$		10,573	391	0
	05/2015	$		35,180		MXN	518,255	0	(1,271)
	06/2015		EUR	7,559	$		10,251	2,115	0
	06/2015	$		20,272		EUR	15,117	0	(4,001)
	07/2015		DKK	2,680	$		390	3	0
	01/2016			30,710			4,778	320	0
	04/2016		BRL	113,600			31,776	0	(300)

BRC	04/2015		ZAR	4,794			410	16	0
	05/2015		MXN	35,051			2,355	61	0
	05/2015	$		159		MXN	2,331	0	(6)
	06/2015		EUR	9,566	$		12,996	2,700	0
	06/2015	$		1,957		EUR	1,482	0	(362)
	06/2016		EUR	8,931	$		12,281	2,572	0

CBK	04/2015		AUD	5,903			4,585	89	0
	04/2015		CAD	1,106			884	11	0
	04/2015		EUR	83,744			90,404	360	0
	04/2015	$		1,455		AUD	1,872	0	(29)
	05/2015		GBP	882	$		1,309	1	0
	05/2015		MXN	280,824			18,147	0	(227)
	05/2015	$		2,729		MXN	41,480	11	(26)
	06/2015		EUR	8,253	$		11,282	2,399	0
	06/2015	$		7,005		EUR	5,295	0	(1,306)
	08/2015		DKK	1,685	$		259	15	0

DUB	04/2015		BRL	79,084			24,652	0	(128)
	04/2015		INR	379,876			6,005	0	(91)
	04/2015		JPY	15,851,658			132,655	486	0
	04/2015	$		28,868		AUD	37,678	0	(171)
	04/2015			25,015		BRL	79,084	0	(237)
	05/2015		MXN	100,967	$		6,516	0	(90)
	06/2015	$		5,867		EUR	4,512	0	(1,011)
	07/2015			19,985		BRL	54,220	0	(3,454)
	10/2015		DKK	10,842	$		1,677	108	0
	01/2016		BRL	87,200			25,513	333	0
	01/2016		DKK	71,137			10,980	653	0
	02/2016		EUR	4,950			6,661	1,310	0
	06/2016			4,915			6,730	1,390	0
	06/2016	$		7,507		EUR	5,554	0	(1,474)

FBF	04/2015		BRL	10,190	$		3,275	82	0
	04/2015	$		3,176		BRL	10,190	16	0
	05/2015		KRW	43,450,312	$		38,426	0	(684)
	06/2015		EUR	13,793			18,721	3,876	0
	06/2015	$		26,446		EUR	19,734	0	(5,206)

GLM	04/2015		AUD	47,041	$		36,672	843	0
	04/2015		BRL	29,495			9,194	0	(47)
	04/2015		EUR	332,567			378,235	20,642	0
	04/2015		GBP	8,535			13,138	477	0
	04/2015		JPY	2,402,200			19,846	0	(184)
	04/2015	$		9,232		BRL	29,495	10	0
	04/2015			1,128		GBP	747	0	(20)
	05/2015		BRL	29,495	$		9,155	0	(10)
	05/2015	$		573		MXN	8,573	0	(12)
	06/2015			10,059		EUR	7,564	0	(1,917)
	10/2015		DKK	26,897	$		4,162	269	0
	01/2016			21,491			3,336	216	0

HUS	04/2015		CAD	813			641	0	(1)
	04/2015		HKD	4,016			518	0	0
	05/2015	$		38,013		MXN	583,124	144	(4)
	10/2015		DKK	17,790	$		2,762	188	0

JPM	04/2015		BRL	39,672			13,547	1,116	0
	04/2015		EUR	12,970			13,820	0	(126)
	04/2015		INR	582,417			9,198	0	(148)

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015		JPY	7,232,600	$		59,574	$0	$(731)
	04/2015	$		12,367		BRL	39,672	64	0
	04/2015			35,751		EUR	32,334	0	(984)
	04/2015			52,558		MXN	773,444	0	(1,907)
	05/2015			2,044			29,991	0	(81)
	06/2015		INR	1,690,911	$		26,675	0	(110)
	06/2015	$		13,193		EUR	9,867	0	(2,573)
	10/2015		DKK	40,950	$		6,292	365	0

MSB	04/2015		BRL	179,134			55,843	225	(509)
	04/2015		DKK	4,615			705	40	0
	04/2015		GBP	38,166			57,537	923	0
	04/2015	$		55,840		BRL	179,134	289	0
	04/2015			213,167		JPY	25,486,458	0	(665)
	05/2015		JPY	25,486,458	$		213,258	651	0
	05/2015		MXN	100,982			6,517	0	(90)
	06/2015		EUR	11,681			16,013	3,440	0
	08/2015		SAR	6,424			1,711	0	(2)
	08/2015	$		1,709		SAR	6,424	4	0
	06/2016		EUR	12,541	$		17,248	3,624	0

NAB	06/2015			18,909			25,672	5,320	0
	06/2016			27,262			37,433	7,807	0
	07/2016			25,501			34,595	6,838	0

NGF	04/2015		INR	617,101			9,755	0	(148)
	05/2015		MXN	100,942			6,516	0	(89)

SCX	06/2015	$		66,328		INR	4,185,934	0	(20)

SOG	04/2015		CAD	9,656	$		7,714	90	0
	05/2015	$		7,711		CAD	9,656	0	(90)

UAG	04/2015			455,792		EUR	414,847	0	(9,728)
	04/2015			50,440		INR	3,162,607	312	0
	05/2015		EUR	414,847	$		455,993	9,731	0
	06/2015		INR	3,162,607			49,754	0	(343)
	06/2015	$		3,498		EUR	2,654	0	(641)
	06/2015			11,519		INR	734,275	112	0
	01/2016		DKK	23,770	$		3,486	35	0

Total Forward Foreign Currency Contracts								$110,990	$(43,541)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Buy	2.500%	06/17/2015	$	189,700	$19	$1

BPS	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015		200,000	20	6

BPS	Put - OTC iTraxx Europe 22 5-Year Index	Buy	1.450%	06/17/2015	EUR	50,000	5	2

CBK	Put - OTC CDX.IG-23 5-Year Index	Buy	2.250%	06/17/2015	$	100,000	10	1

FBF	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015		175,000	17	5

JPM	Put - OTC CDX.IG-23 5-Year Index	Buy	1.500%	05/20/2015		50,000	5	1
	Put - OTC iTraxx Europe 22 5-Year Index	Buy	1.350%	06/17/2015	EUR	260,000	28	13

							$104	$29

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR 73,100	$120	$120

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$ 15,100	32	13

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016	24,564	664	395
	Call - OTC USD versus CNH		7.400	02/02/2016	24,564	146	60

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015	4,800	15	4

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	24,564	516	297
	Call - OTC USD versus CNH		7.500	02/02/2016	24,564	135	53

						$1,628	$942

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	89

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	11,700	$23	$23
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		321,400	729	1,095
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		168,200	347	604

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		16,000	1,227	761
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		19,600	1,699	870
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		26,500	1,934	1,145

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		637,800	1,841	2,173

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		674,600	1,417	1,360
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		670,600	1,408	1,417
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		431,600	1,142	1,432
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		424,800	1,002	1,155
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		80,900	5,768	3,387

								$18,537	$15,422

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$	55,700	$134	$105

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Call - OTC Fannie Mae 3.500% due 05/01/2045	$	109.766	05/06/2015	$62,500	$2	$0
	Call - OTC Fannie Mae 4.000% due 04/01/2045		111.719	04/07/2015	234,000	9	0
	Call - OTC Fannie Mae 4.000% due 06/01/2045		110.781	06/04/2015	246,000	10	0

						$21	$0

Total Purchased Options						$20,424	$16,498

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR 15,976	$(231)	$(812)
	Call - OTC EUR versus JPY		142.900	04/14/2015	15,976	(156)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015	57,739	(340)	(616)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$ 511	(11)	(14)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR 34,290	(238)	(215)
	Call - OTC EUR versus USD		1.110	05/22/2015	34,290	(238)	(233)
	Put - OTC EUR versus USD		1.040	06/11/2015	10,622	(63)	(114)

FBF	Put - OTC AUD versus USD		0.758	06/01/2015	AUD 23,500	(148)	(351)
	Put - OTC AUD versus USD		0.763	06/01/2015	23,500	(173)	(407)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$ 13,341	(297)	(376)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR 16,917	(134)	(416)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$ 13,852	(445)	(546)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016	49,128	(518)	(251)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD 22,900	(154)	(369)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$ 49,128	(450)	(212)

						$(3,596)	$(4,932)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/2020	$1,300	$(11)	$(1)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	500	(6)	0

						$(17)	$(1)

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	11,700	$(23)	$(24)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		34,700	(377)	(834)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		66,300	(806)	(2,070)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		67,200	(1,227)	(723)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		82,300	(1,698)	(834)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		111,400	(1,936)	(1,103)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		131,400	(1,858)	(4,102)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		674,600	(1,417)	(1,366)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		670,600	(1,408)	(1,435)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		134,500	(984)	(988)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		134,500	(922)	(739)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		339,900	(5,827)	(3,214)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		93,800	(1,141)	(1,741)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		91,900	(1,036)	(1,064)

								$(20,660)	$(20,237)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$111,400	$(134)	$(85)

Total Written Options						$(24,407)	$(25,255)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	1,505	$13,500	AUD	0	EUR	0	GBP	0	JPY	0	$(3,947)
Sales	8,281	6,789,112		203,199		1,342,978		98,820		28,878	(65,844)
Closing Buys	(6,335)	(1,173,912)		0		(204,176)		0		(28,878)	30,049
Expirations	(1,772)	(2,252,217)		(77,679)		(815,301)		(58,020)		0	10,143
Exercised	(327)	(492,523)		(55,620)		(137,691)		(40,800)		0	4,031

Balance at End of Period	1,352	$2,883,960	AUD	69,900	EUR	185,810	GBP	0	JPY	0	$(25,568)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	81.500%	04/24/2015	600	$0	$(10)	$0	$(10)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	1,100	0	(20)	0	(20)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015	500	0	(9)	0	(9)

						$0	$(39)	$0	$(39)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
BOA	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	$ 100	$31	$32	$63	$0

HUS	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	100	31	32	63	0

JPM	Venezuela Government International Bond	(5.000%	)	09/20/2019	51.408%	100	30	33	63	0

							$92	$97	$189	$0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	91

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.950%	04/20/2016	1.235%	$ 300	$0	$5	$5	$0
	Brazil Government International Bond	1.000%	12/20/2016	1.785%	13,300	(154)	(20)	0	(174)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	9,100	(130)	(32)	0	(162)
	General Electric Capital Corp.	1.000%	09/20/2016	0.308%	2,400	(56)	81	25	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	6,300	(113)	152	39	0
	Republic of Korea	1.000%	09/20/2022	0.735%	1,000	14	4	18	0

BPS	China Government International Bond	1.000%	12/20/2019	0.827%	52,000	336	90	426	0
	Republic of Korea	1.000%	09/20/2022	0.735%	500	8	1	9	0

BRC	Brazil Government International Bond	1.000%	03/20/2016	1.195%	300	(2)	2	0	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%	800	(1)	(1)	0	(2)
	General Electric Capital Corp.	1.000%	09/20/2016	0.308%	1,800	20	(1)	19	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	500	(8)	13	5	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%	400	0	2	2	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	12,300	(110)	(37)	0	(147)

CBK	Berkshire Hathaway Finance Corp.	1.000%	09/20/2016	0.207%	1,400	(10)	27	17	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	8,700	(105)	(50)	0	(155)
	Italy Government International Bond	1.000%	06/20/2017	0.559%	4,000	23	17	40	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	7,900	(92)	(2)	0	(94)

DUB	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%	1,000	16	(4)	12	0
	China Government International Bond	1.000%	12/20/2019	0.827%	20,800	148	23	171	0
	Export-Import Bank of China	1.000%	06/20/2017	0.575%	100	(4)	5	1	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%	1,200	15	(10)	5	0
	Italy Government International Bond	1.000%	09/20/2016	0.456%	800	6	1	7	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%	5,500	(90)	127	37	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	4,200	(54)	80	26	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%	1,600	(1)	9	8	0
	JPMorgan Chase & Co.	1.000%	09/20/2016	0.278%	1,800	23	(3)	20	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	800	(6)	10	4	0
	Mexico Government International Bond	1.000%	06/20/2016	0.581%	1,900	5	6	11	0
	Russia Government International Bond	1.000%	09/20/2015	3.577%	600	(7)	0	0	(7)
	Spain Government International Bond	1.000%	06/20/2019	0.671%	14,000	(5)	198	193	0

FBF	Brazil Government International Bond	1.000%	06/20/2016	1.296%	1,700	(3)	(3)	0	(6)
	Mexico Government International Bond	1.000%	12/20/2018	1.007%	8,700	(21)	22	1	0

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	09/20/2015	4.837%	2,300	(29)	(12)	0	(41)
	Italy Government International Bond	1.000%	06/20/2017	0.559%	800	5	4	9	0
	Japan Government International Bond	1.000%	12/20/2015	0.066%	2,800	(26)	46	20	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	7,100	(219)	254	35	0

HUS	Brazil Government International Bond	1.000%	06/20/2015	1.024%	300	(8)	8	0	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%	600	(6)	6	0	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%	500	(2)	1	0	(1)
	Brazil Government International Bond	1.000%	06/20/2016	1.296%	5,800	(155)	136	0	(19)
	China Government International Bond	1.000%	12/20/2019	0.827%	1,500	12	0	12	0
	Indonesia Government International Bond	1.000%	06/20/2016	0.345%	200	(3)	5	2	0
	Italy Government International Bond	1.000%	09/20/2016	0.456%	1,500	11	1	12	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%	5,500	(92)	130	38	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%	1,800	(13)	24	11	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%	100	1	0	1	0

JPM	Brazil Government International Bond	1.000%	06/20/2015	1.024%	1,000	(11)	11	0	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%	100	(1)	1	0	0
	China Government International Bond	1.000%	12/20/2019	0.827%	77,000	555	77	632	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2015	4.839%	5,200	(307)	166	0	(141)
	Spain Government International Bond	1.000%	06/20/2019	0.671%	11,700	(6)	167	161	0

MYC	Brazil Government International Bond	1.000%	12/20/2019	2.676%	9,000	(274)	(379)	0	(653)
	Italy Government International Bond	1.000%	06/20/2017	0.559%	2,300	8	15	23	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%	2,800	(46)	65	19	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	1,400	(9)	15	6	0
	Republic of Korea	1.000%	09/20/2022	0.735%	200	3	1	4	0

UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%	500	(5)	5	0	0

						$(975)	$1,459	$2,086	$(1,602)

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$ 41,435	$(8,191)	$30	$0	$(8,161)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	2,200	295	35	330	0

BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	4,136	242	(260)	0	(18)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	2,200	294	36	330	0

DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	846	110	(114)	0	(4)

GST	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	675	0	9	9	0

HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	7,426	557	(588)	0	(31)

JPM	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	1,543	0	20	20	0

MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	658	74	(77)	0	(3)

					$(6,619)	$(909)	$689	$(8,217)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	1,650	$(1)	$267	$266	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		340	2	(4)	0	(2)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	2,200	2	(51)	0	(49)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		80,000	137	(434)	0	(297)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		83,400	(201)	(1,030)	0	(1,231)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	27,100	(32)	256	224	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	830	6	128	134	0
	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	224,000	100	(1,021)	0	(921)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		184,500	(310)	(2,413)	0	(2,723)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		11,800	34	(90)	0	(56)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	21,800	(3)	195	192	0

CBK	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	310	0	4	4	0
	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	13,200	0	98	98	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		23,800	(5)	(23)	0	(28)

DUB	Pay	1-Year BRL-CDI	9.130%	01/02/2017	BRL	1,000	4	(26)	0	(22)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		115,800	189	(618)	0	(429)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		123,300	397	(1,490)	0	(1,093)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		86,200	(30)	(379)	0	(409)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	400	6	12	18	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		1,040	1	169	170	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		444	(2)	41	39	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		500	4	69	73	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	225,200	363	(1,197)	0	(834)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		27,400	112	(355)	0	(243)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	11,150	0	113	113	0
	Pay	1-Year BRL-CDI	9.095%	01/02/2017	BRL	1,200	0	(27)	0	(27)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		104,300	2	(555)	0	(553)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	69,000	(156)	610	454	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		65,200	(5)	724	719	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	93

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020	EUR	55,000	$(7)	$(62)	$0	$(69)

HUS	Pay	1-Year BRL-CDI	8.950%	01/02/2017	BRL	2,300	0	(55)	0	(55)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		93,800	32	(530)	0	(498)
	Pay	28-Day MXN-TIIE	5.000%	06/11/2018	MXN	43,500	(70)	91	21	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	700	5	98	103	0

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		820	1	133	134	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	95,500	14	(520)	0	(506)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		93,200	245	(686)	0	(441)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	3,300	0	35	35	0

UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	360	0	5	5	0
	Pay	1-Year BRL-CDI	8.900%	01/02/2017	BRL	1,600	0	(38)	0	(38)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		29,800	103	(367)	0	(264)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		8,100	15	(54)	0	(39)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	37,500	(34)	282	248	0

							$918	$(8,695)	$3,050	$(10,827)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	ERAUSLT Index	1,479,023	1-Month USD-LIBOR plus a specified spread	05/29/2015	$340,101		$(6,352)	$0	$(6,352)

BPS	Receive	ERAUSLT Index	1,587,684	1-Month USD-LIBOR plus a specified spread	06/15/2015	331,308		27,042	27,042	0
	Receive	ERAUSLT Index	186,556	1-Month USD-LIBOR plus a specified spread	12/01/2015	42,240		(136)	0	(136)
	Receive	ERAUSLT Index	1,471,505	1-Month USD-LIBOR plus a specified spread	01/15/2016	333,178		(1,067)	0	(1,067)

BRC	Receive	ERAUSLT Index	5,642,270	1-Month USD-LIBOR plus a specified spread	04/28/2015	1,178,794		94,408	94,408	0

CBK	Receive	ERAUSLT Index	651,775	1-Month USD-LIBOR plus a specified spread	10/15/2015	147,575		(470)	0	(470)

DUB	Receive	ERAUSLT Index	823,866	1-Month USD-LIBOR plus a specified spread	08/27/2015	189,448		(3,540)	0	(3,540)
	Receive	ERAUSLT Index	1,143,109	1-Month USD-LIBOR plus a specified spread	10/30/2015	262,858		(4,915)	0	(4,915)
	Receive	ERAUSLT Index	1,479,728	1-Month USD-LIBOR plus a specified spread	03/17/2016	341,438		(7,464)	0	(7,464)

JPM	Receive	ERAUSLT Index	910,156	1-Month USD-LIBOR plus a specified spread	04/24/2015	206,078		(652)	0	(652)
	Receive	ERAUSLT Index	863,334	1-Month USD-LIBOR plus a specified spread	11/20/2015	191,582		3,229	3,229	0

								$100,083	$124,679	$(24,596)

Total Swap Agreements							$ (6,584)	$91,996	$130,693	$(45,281)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $23,927 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$7	$0	$0	$7	$(2)	$0	$0	$(2)	$5	$0	$5
BOA	27,555	1,843	970	30,368	(1,409)	(4,370)	(16,428)	(22,207)	8,161	(9,540)	(1,379)
BPS	3,164	8	27,803	30,975	(6,448)	(562)	(4,903)	(11,913)	19,062	(24,511)	(5,449)
BRC	5,349	0	94,434	99,783	(368)	0	(167)	(535)	99,248	(108,900)	(9,652)
CBK	2,886	1	489	3,376	(1,588)	(1)	(747)	(2,336)	1,040	(1,460)	(420)

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
DUB	$4,280	$2,776	$495	$7,551	$(6,656)	$(2,660)	$(17,883)	$(27,199)	$(19,648)	$14,451	$(5,197)
FBF	3,974	5	301	4,280	(5,890)	(1,134)	(1,113)	(8,137)	(3,857)	4,117	260
GLM	22,457	2,291	1,286	26,034	(2,190)	(4,187)	(658)	(7,035)	18,999	(16,170)	2,829
GST	0	0	73	73	0	0	(41)	(41)	32	0	32
HUS	332	0	160	492	(5)	(416)	(604)	(1,025)	(533)	299	(234)
JPM	1,545	469	4,208	6,222	(6,660)	(797)	(793)	(8,250)	(2,028)	(1,763)	(3,791)
MSB	9,196	4	0	9,200	(1,266)	(369)	0	(1,635)	7,565	(7,860)	(295)
MYC	0	8,751	221	8,972	0	(10,547)	(1,603)	(12,150)	(3,178)	2,471	(707)
NAB	19,965	0	0	19,965	0	0	0	0	19,965	(19,410)	555
NGF	0	0	0	0	(237)	0	0	(237)	(237)	51	(186)
SCX	0	0	0	0	(20)	0	0	(20)	(20)	744	724
SOG	90	0	0	90	(90)	0	0	(90)	0	0	0
UAG	10,190	350	253	10,793	(10,712)	(212)	(341)	(11,265)	(472)	407	(65)

Total Over the Counter	$110,990	$16,498	$130,693	$258,181	$(43,541)	$(25,255)	$(45,281)	$(114,077)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$122	$122
Futures	0	0	0	0	3,027	3,027
Swap Agreements	0	289	0	0	218	507

	$0	$289	$0	$0	$3,367	$3,656

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$110,990	$0	$110,990
Purchased Options	0	29	0	942	15,527	16,498
Swap Agreements	0	2,964	124,679	0	3,050	130,693

	$0	$2,993	$124,679	$111,932	$18,577	$258,181

	$0	$3,282	$124,679	$111,932	$21,944	$261,837

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,479	$1,479
Futures	0	0	0	0	509	509
Swap Agreements	0	0	0	0	6,635	6,635

	$0	$0	$0	$0	$8,623	$8,623

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$43,541	$0	$43,541
Written Options	0	0	0	4,932	20,323	25,255
Swap Agreements	0	9,819	24,596	59	10,807	45,281

	$0	$9,819	$24,596	$48,532	$31,130	$114,077

	$0	$9,819	$24,596	$48,532	$39,753	$122,700

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	95

Schedule of Investments PIMCO Fundamental IndexPLUS® AR Fund (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(468)	$(468)
Written Options	0	0	5,528	0	1,206	6,734
Futures	0	0	0	0	47,132	47,132
Swap Agreements	0	16,452	0	0	(60,469)	(44,017)

	$0	$16,452	$5,528	$0	$(12,599)	$9,381

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$133,341	$0	$133,341
Purchased Options	0	(81)	(198)	(20)	14,505	14,206
Written Options	0	1,723	1,013	(2,522)	(7,457)	(7,243)
Swap Agreements	0	2,332	291,179	0	3,524	297,035

	$0	$3,974	$291,994	$130,799	$10,572	$437,339

	$0	$20,426	$297,522	$130,799	$(2,027)	$446,720

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$54	$54
Written Options	0	0	(623)	0	(318)	(941)
Futures	0	0	0	0	3,693	3,693
Swap Agreements	0	4,767	0	0	(66,096)	(61,329)

	$0	$4,767	$(623)	$0	$(62,667)	$(58,523)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69,818	$0	$69,818
Purchased Options	0	(76)	0	(686)	(3,165)	(3,927)
Written Options	0	(4)	0	(1,342)	471	(875)
Swap Agreements	0	(209)	(12,936)	(39)	(8,629)	(21,813)

	$0	$(289)	$(12,936)	$67,751	$(11,323)	$43,203

	$0	$4,478	$(13,559)	$67,751	$(73,990)	$(15,320)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$12,079	$0	$12,079
Corporate Bonds & Notes
Banking & Finance	0	798,255	3,930	802,185
Industrials	0	238,159	0	238,159
Utilities	0	140,687	0	140,687
Municipal Bonds & Notes
Ohio	0	1,893	0	1,893
U.S. Government Agencies	0	292,653	0	292,653
U.S. Treasury Obligations	0	944,260	0	944,260
Mortgage-Backed Securities	0	198,035	8,565	206,600
Asset-Backed Securities	0	162,597	0	162,597
Sovereign Issues	0	523,004	0	523,004
Short-Term Instruments
Certificates of Deposit	0	66,852	0	66,852
Commercial Paper	0	1,299	0	1,299
Japan Treasury Bills	0	24,430	0	24,430
Slovenia Treasury Bills	0	1,935	0	1,935
U.S. Treasury Bills	0	5,583	0	5,583
	$0	$3,411,721	$12,495	$3,424,216

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$406,613	$0	$0	$406,613

Total Investments	$406,613	$3,411,721	$12,495	$3,830,829

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(769,390)	$0	$(769,390)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,027	629	0	3,656
Over the counter	0	258,181	0	258,181
	$3,027	$258,810	$0	$261,837

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(509)	(8,097)	0	(8,606)
Over the counter	0	(114,077)	0	(114,077)
	$(509)	$(122,174)	$0	$(122,683)

Totals	$409,131	$2,778,967	$12,495	$3,200,593

There were assets and liabilities valued at $102,220 transferred from Level 1 to Level 2 during the period ended March 31, 2015. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended March 31, 2015. There were no significant transfers between Levels 2 and 3 during the period ended March 31, 2015.

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 93.7%

BANK LOAN OBLIGATIONS 0.5%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$3,666	$3,675
OGX
TBD% - 10.000% due 04/10/2015		151	117
Valeant Pharmaceuticals International, Inc.
3.500% - 3.750% due 12/11/2019		2,132	2,133

Total Bank Loan Obligations (Cost $5,921)			5,925

CORPORATE BONDS & NOTES 27.4%

BANKING & FINANCE 17.3%
Ally Financial, Inc.
2.500% due 03/15/2017 (f)		5,000	4,933
2.750% due 01/30/2017		5,300	5,294
3.125% due 01/15/2016		800	804
3.500% due 07/18/2016		2,400	2,436
5.500% due 02/15/2017		900	938
Aviation Loan Trust
2.381% due 12/15/2022		6,190	5,736
Banca Carige SpA
3.750% due 11/25/2016	EUR	6,500	7,387
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016		3,500	4,014
5.000% due 02/09/2019		600	730
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (e)		$7,800	8,502
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (e)	EUR	4,700	5,894
Banco Santander Chile
1.857% due 01/19/2016		$100	101
Bank of America Corp.
1.144% due 04/01/2019		1,700	1,712
1.335% due 03/22/2018		1,500	1,518
2.650% due 04/01/2019		8,500	8,669
5.650% due 05/01/2018		300	333
6.000% due 09/01/2017		2,500	2,751
6.875% due 04/25/2018		1,200	1,373
Bank of America N.A.
0.676% due 05/08/2017		1,200	1,199
Barclays Bank PLC
14.000% due 06/15/2019 (e)	GBP	2,812	5,623
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$1,800	2,073
BPCE S.A.
0.901% due 06/17/2017		8,300	8,315
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	400	443
BRFkredit A/S
2.000% due 04/01/2015	DKK	600	86
Caixa Economica Federal
4.250% due 05/13/2019		$2,000	1,929
Credit Agricole S.A.
0.813% due 06/12/2017		9,400	9,397
Crown Castle International Corp.
5.250% due 01/15/2023		2,300	2,426
DNB Bank ASA
3.200% due 04/03/2017		2,600	2,695
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		787	836
Eksportfinans ASA
2.000% due 09/15/2015		3,100	3,109
2.375% due 05/25/2016		650	654
5.500% due 05/25/2016		400	416

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/26/2017		$1,800	$1,921
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	3,300	4,880
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		$500	501
3.000% due 06/12/2017		2,100	2,165
7.000% due 04/15/2015		550	551
General Electric Capital Corp.
3.800% due 06/18/2019		2,800	3,000
General Motors Financial Co., Inc.
2.625% due 07/10/2017		500	505
2.750% due 05/15/2016		900	912
3.250% due 05/15/2018		2,500	2,553
GMAC International Finance BV
7.500% due 04/21/2015	EUR	2,000	2,159
Goldman Sachs Group, Inc.
7.500% due 02/15/2019		$400	478
HBOS PLC
6.750% due 05/21/2018		400	448
Hospitality Properties Trust
5.000% due 08/15/2022		800	853
HSBC Holdings PLC
4.875% due 01/14/2022		900	1,017
International Lease Finance Corp.
4.875% due 04/01/2015		1,200	1,200
5.750% due 05/15/2016		700	729
6.750% due 09/01/2016		500	532
7.125% due 09/01/2018		500	562
8.625% due 09/15/2015		1,700	1,751
8.750% due 03/15/2017		400	443
Intesa Sanpaolo SpA
3.125% due 01/15/2016		1,200	1,217
JPMorgan Chase & Co.
0.806% due 04/25/2018		1,700	1,700
4.400% due 07/22/2020		2,100	2,308
LBG Capital PLC
7.625% due 10/14/2020	EUR	950	1,121
15.000% due 12/21/2019		300	484
Lloyds Bank PLC
12.000% due 12/16/2024 (e)		$100	144
Morgan Stanley
5.450% due 01/09/2017		2,300	2,461
5.500% due 01/26/2020		500	570
6.625% due 04/01/2018		3,000	3,414
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	300	280
Navient Corp.
4.875% due 06/17/2019		$2,400	2,400
6.000% due 01/25/2017		700	738
6.250% due 01/25/2016		333	343
8.450% due 06/15/2018		2,600	2,892
Novo Banco S.A.
5.000% due 04/23/2019	EUR	400	445
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	7,800	1,135
Prudential Covered Trust
2.997% due 09/30/2015		$2,450	2,475
Rabobank Group
3.875% due 02/08/2022		2,000	2,156
6.875% due 03/19/2020	EUR	3,650	4,809
Rio Oil Finance Trust
6.250% due 07/06/2024		$3,800	3,473
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	200	247
Shinsei Bank Ltd.
7.375% due 09/14/2020		3,200	3,516

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SL Green Realty Corp.
4.500% due 12/01/2022		$3,100	$3,248
5.000% due 08/15/2018		3,500	3,779
Standard Chartered PLC
3.200% due 05/12/2016		3,300	3,374
Toronto-Dominion Bank
2.125% due 07/02/2019		10,800	10,948
Trafford Centre Finance Ltd.
0.764% due 07/28/2015	GBP	29	43
Vesey Street Investment Trust
4.404% due 09/01/2016		$400	417
Weyerhaeuser Co.
7.375% due 10/01/2019		2,850	3,415

			193,038

INDUSTRIALS 7.5%
Actavis Funding SCS
2.350% due 03/12/2018		1,000	1,014
3.000% due 03/12/2020		1,000	1,026
ADT Corp.
4.875% due 07/15/2042		2,419	1,944
Altria Group, Inc.
9.250% due 08/06/2019		464	596
Amgen, Inc.
0.862% due 05/22/2019		2,900	2,905
2.200% due 05/22/2019		4,500	4,561
Ashland, Inc.
3.000% due 03/15/2016		2,100	2,126
Boston Scientific Corp.
6.000% due 01/15/2020		2,100	2,420
California Resources Corp.
5.000% due 01/15/2020		4,250	3,857
Canadian Oil Sands Ltd.
4.500% due 04/01/2022		3,100	2,857
Cemex S.A.B. de C.V.
5.003% due 10/15/2018		600	628
9.500% due 06/15/2018		2,500	2,785
CNH Industrial Capital LLC
3.875% due 11/01/2015		400	404
DISH DBS Corp.
7.125% due 02/01/2016		800	833
GenCorp, Inc.
7.125% due 03/15/2021		1,500	1,612
HCA Holdings, Inc.
7.750% due 05/15/2021		7,000	7,466
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	5,600	4,215
Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$200	215
MGM Resorts International
6.625% due 07/15/2015		540	546
6.875% due 04/01/2016		300	314
7.500% due 06/01/2016		800	843
7.625% due 01/15/2017		1,100	1,181
10.000% due 11/01/2016		1,200	1,335
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017		1,900	1,931
OGX Austria GmbH
8.500% due 06/01/2018 ^		3,900	21
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		3,100	3,107
Rock-Tenn Co.
4.900% due 03/01/2022		900	993
Rogers Communications, Inc.
6.800% due 08/15/2018		2,300	2,670

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	97

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sabine Pass Liquefaction LLC
5.625% due 04/15/2023		$3,825	$3,830
5.750% due 05/15/2024		5,775	5,833
Schaeffler Finance BV
4.250% due 05/15/2021		6,100	6,100
Seadrill Ltd.
6.125% due 09/15/2017		400	340
Tyson Foods, Inc.
4.500% due 06/15/2022		1,400	1,547
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		1,610	1,839
United Rentals North America, Inc.
5.750% due 07/15/2018		1,900	1,981
UPCB Finance Ltd.
6.375% due 07/01/2020	EUR	608	682
Viacom, Inc.
4.250% due 09/01/2023		$2,700	2,857
Wynn Macau Ltd.
5.250% due 10/15/2021		2,800	2,667
Zimmer Holdings, Inc.
1.450% due 04/01/2017		1,400	1,404

			83,485

UTILITIES 2.6%
AES Corp.
3.262% due 06/01/2019		4,000	3,990
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		5,000	4,990
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		170	147
Petrobras Global Finance BV
1.881% due 05/20/2016		600	569
2.393% due 01/15/2019		900	782
2.631% due 03/17/2017		1,100	1,015
2.750% due 01/15/2018	EUR	100	97
3.000% due 01/15/2019		$1,000	866
3.151% due 03/17/2020		2,800	2,422
4.250% due 10/02/2023	EUR	200	190
4.375% due 05/20/2023		$1,100	943
5.375% due 01/27/2021		800	730
7.875% due 03/15/2019		300	307
Puget Energy, Inc.
5.625% due 07/15/2022		1,800	2,097
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017		1,600	1,599
1.750% due 04/10/2017		2,800	2,805
Sprint Communications, Inc.
9.125% due 03/01/2017		1,700	1,862
Telefonica Europe BV
6.500% due 09/18/2018 (e)	EUR	900	1,090
Verizon Communications, Inc.
2.625% due 02/21/2020		$1,502	1,531
4.522% due 09/15/2048		524	522
4.862% due 08/21/2046		452	474
6.400% due 09/15/2033		32	40

			29,068

Total Corporate Bonds & Notes (Cost $316,630)			305,591

MUNICIPAL BONDS & NOTES 0.8%

CALIFORNIA 0.0%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036		150	185

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLORADO 0.1%
Denver, Colorado City & County School District No. 1 Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037	$500	$701

ILLINOIS 0.1%
Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	500	622

NEW YORK 0.3%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.668% due 11/15/2039	2,800	3,930
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	150	188

		4,118

OHIO 0.3%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	1,800	2,703
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	334

		3,037

Total Municipal Bonds & Notes (Cost $7,783)		8,663

U.S. GOVERNMENT AGENCIES 4.9%
Fannie Mae
0.000% due 08/25/2039 (b)	3,142	3,012
0.504% due 04/25/2037	73	73
0.524% due 07/25/2037	40	40
0.544% due 05/25/2037	49	50
0.694% due 10/25/2040	147	148
0.724% due 09/25/2041	840	849
2.310% due 08/01/2022	6,800	6,891
2.790% due 05/01/2022	4,615	4,798
2.910% due 09/01/2022	2,372	2,479
3.500% due 05/01/2019	57	60
5.000% due 08/01/2033	144	161
5.500% due 03/01/2028	33	37
5.676% due 03/25/2041 (a)	13,241	2,057
5.876% due 03/25/2037 (a)	1,313	220
5.926% due 04/25/2037 (a)	3,346	535
5.976% due 11/25/2039 (a)	652	81
6.206% due 03/25/2037 (a)	1,538	240
6.226% due 05/25/2037 (a)	3,503	615
6.526% due 03/25/2036 (a)	8,146	1,225
6.576% due 05/25/2036 (a)	2,116	229
6.616% due 04/25/2037 (a)	6,075	1,214
7.026% due 02/25/2037 (a)	664	100
7.476% due 07/25/2033 (a)	414	91
9.762% due 11/25/2040	4	5
11.984% due 01/25/2041	5,985	8,236
25.865% due 12/25/2036	613	922
Freddie Mac
0.475% due 05/15/2037	46	47
0.495% due 02/15/2037	517	519
0.625% due 06/15/2042	3,553	3,575
0.695% due 12/15/2041	771	777
0.725% due 01/15/2042	2,207	2,226
1.272% due 07/15/2042	1,358	1,359
5.000% due 04/15/2041	1,624	1,933
5.500% due 03/15/2034	663	747

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.296% due 07/15/2036 (a)		$6,007	$1,109
6.396% due 09/15/2036 (a)		1,105	156
6.526% due 04/15/2036 (a)		3,155	469
10.511% due 02/15/2040		169	185
12.677% due 02/15/2041		3	4
14.034% due 09/15/2041		602	904
Ginnie Mae
3.500% due 04/01/2045		5,300	5,584
NCUA Guaranteed Notes
0.545% due 11/06/2017		361	362

Total U.S. Government Agencies (Cost $54,588)			54,324

U.S. TREASURY OBLIGATIONS 18.9%
U.S. Treasury Inflation Protected Securities (d)
0.250% due 01/15/2025 (h)(l)		40,466	40,840
1.750% due 01/15/2028 (l)		1,227	1,439
2.375% due 01/15/2025 (h)(j)(l)		69,384	84,247
2.375% due 01/15/2027 (j)(l)		16,459	20,342
U.S. Treasury Notes
1.875% due 11/30/2021 (h)(j)(l)		35,700	36,141
2.000% due 05/31/2021 (j)(l)		26,900	27,509

Total U.S. Treasury Obligations (Cost $206,882)			210,518

MORTGAGE-BACKED SECURITIES 8.6%
Aggregator of Loans Backed by Assets
2.814% due 12/16/2042	GBP	1,580	2,372
3.004% due 05/25/2051		1,533	2,295
American Home Mortgage Investment Trust
2.378% due 02/25/2045		$505	505
Arkle Master Issuer PLC
1.548% due 05/17/2060	EUR	267	288
Banc of America Commercial Mortgage Trust
5.414% due 09/10/2047		$775	802
Banc of America Funding Trust
5.292% due 06/20/2037 ^		356	338
6.000% due 08/25/2036 ^		257	253
Banc of America Mortgage Trust
2.641% due 01/25/2035		145	138
2.671% due 02/25/2034		152	151
2.735% due 05/25/2033		379	379
2.736% due 06/25/2034		176	176
5.503% due 06/25/2035		63	61
Banc of America Re-REMIC Trust
5.592% due 06/24/2050		1,860	1,932
5.678% due 02/24/2051		287	303
Bear Stearns Adjustable Rate Mortgage Trust
2.360% due 02/25/2036		110	110
Bear Stearns ALT-A Trust
0.494% due 01/25/2047		563	396
Chase Mortgage Finance Trust
2.441% due 01/25/2036		135	128
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.404% due 05/25/2036		1,871	1,650
Citigroup Commercial Mortgage Trust
0.925% due 06/15/2033		10,600	10,566
5.735% due 06/14/2050		2,650	2,800
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035		586	589
2.510% due 10/25/2035		432	430
2.570% due 10/25/2035 ^		592	588
CitiMortgage Alternative Loan Trust
6.000% due 12/25/2036 ^		783	677
6.000% due 06/25/2037 ^		1,011	902

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Alternative Loan Trust
0.344% due 11/25/2036	$10,778	$10,081
0.386% due 09/20/2046	243	185
0.434% due 12/25/2035	99	88
0.476% due 11/20/2035	857	714
1.528% due 08/25/2035	416	381
1.608% due 01/25/2036	1,148	1,065
3.400% due 08/25/2018	377	380
6.000% due 08/25/2036 ^	652	602
Countrywide Home Loan Mortgage Pass-Through Trust
0.474% due 05/25/2035	619	534
0.504% due 02/25/2035	90	82
2.415% due 10/20/2034	217	194
5.750% due 05/25/2037 ^	77	75
Credit Suisse First Boston Mortgage Securities Corp.
2.473% due 09/25/2034	484	482
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^	798	684
Deutsche ALT-A Securities, Inc.
0.674% due 02/25/2035	1,075	1,004
Extended Stay America Trust
2.958% due 12/05/2031	1,000	1,025
First Horizon Alternative Mortgage Securities Trust
2.261% due 12/25/2035	683	592
First Horizon Mortgage Pass-Through Trust
2.563% due 10/25/2035 ^	2,003	1,768
GS Mortgage Securities Trust
5.162% due 12/10/2043	1,585	1,825
GSR Mortgage Loan Trust
1.850% due 04/25/2032	95	87
2.612% due 12/25/2034	231	227
2.672% due 11/25/2035	278	272
2.690% due 09/25/2035	1,052	1,060
4.968% due 11/25/2035	706	682
5.201% due 07/25/2035	172	171
5.500% due 01/25/2037	654	651
HomeBanc Mortgage Trust
0.504% due 10/25/2035	1,530	1,373
Impac Secured Assets Trust
2.917% due 07/25/2035	363	270
JPMorgan Chase Commercial Mortgage Securities Trust
5.814% due 06/12/2043	4,607	4,785
JPMorgan Mortgage Trust
2.482% due 07/25/2035	1,903	1,889
2.579% due 07/25/2035	56	57
3.882% due 06/25/2035	85	84
5.500% due 04/25/2036	6,924	7,102
MASTR Adjustable Rate Mortgages Trust
2.667% due 11/21/2034	253	259
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.035% due 08/15/2032	575	548
Merrill Lynch Alternative Note Asset Trust
0.284% due 03/25/2037	980	471
Merrill Lynch Mortgage Investors Trust
1.878% due 02/25/2033	493	477
5.250% due 08/25/2036	1,109	1,158
5.341% due 05/25/2036	1,251	1,191
Morgan Stanley Capital Trust
4.661% due 06/15/2044	250	281
5.439% due 02/12/2044	342	342
5.671% due 04/12/2049	365	365
Morgan Stanley Mortgage Loan Trust
2.121% due 06/25/2036	53	51
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037	672	616

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland Capital Funding Trust
5.336% due 05/16/2047		$214	$222
5.420% due 01/16/2049		137	143
5.509% due 04/16/2047		1,300	1,341
5.695% due 09/16/2040		1,100	1,159
5.909% due 06/16/2049		1,312	1,394
5.964% due 02/16/2051		297	310
Sequoia Mortgage Trust
0.909% due 05/20/2034		391	376
Structured Asset Mortgage Investments Trust
0.384% due 04/25/2036		513	377
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.674% due 12/25/2033		33	33
1.839% due 05/25/2032		8	7
2.398% due 02/25/2034		1,326	1,297
Structured Asset Securities Corp. Trust
5.000% due 05/25/2035		330	337
5.500% due 05/25/2035		767	791
Suntrust Adjustable Rate Mortgage Loan Trust
2.614% due 01/25/2037 ^		1,356	1,299
Thornburg Mortgage Securities Trust
1.424% due 06/25/2047 ^		2,426	2,180
5.921% due 06/25/2047		701	686
Vulcan European Loan Conduit Ltd.
0.328% due 05/15/2017	EUR	1,088	1,152
Wachovia Bank Commercial Mortgage Trust
5.707% due 06/15/2049		$2,500	2,676
WaMu Mortgage Pass-Through Certificates Trust
0.444% due 12/25/2045		1,978	1,842
0.931% due 12/25/2046		226	213
2.192% due 08/25/2046		469	423
2.358% due 08/25/2035		523	523
2.438% due 06/25/2033		743	745
Wells Fargo Mortgage-Backed Securities Trust
2.610% due 02/25/2035		598	589
2.619% due 05/25/2036 ^		151	144

Total Mortgage-Backed Securities (Cost $91,394)			95,318

ASSET-BACKED SECURITIES 8.6%
ACE Securities Corp.
1.074% due 12/25/2034		2,287	2,094
Ally Auto Receivables Trust
0.480% due 02/15/2017		3,464	3,462
Bear Stearns Asset-Backed Securities Trust
0.344% due 03/25/2037		12,528	11,971
Cairn CLO BV
0.413% due 10/15/2022	EUR	837	898
Carrington Mortgage Loan Trust
0.414% due 06/25/2036		$3,000	2,014
CIT Education Loan Trust
0.391% due 03/15/2026		1,506	1,494
Citigroup Mortgage Loan Trust, Inc.
0.474% due 10/25/2036		1,116	730
0.774% due 09/25/2035 ^		2,000	1,285
Claris ABS
0.538% due 10/31/2060	EUR	4,423	4,727
COA Summit CLO Ltd.
1.607% due 04/20/2023		$8,400	8,398
Countrywide Asset-Backed Certificates
0.364% due 06/25/2036		147	144
0.464% due 06/25/2036		760	630
Countrywide Asset-Backed Certificates Trust
0.334% due 03/25/2037		535	488
0.521% due 05/25/2036		908	879
0.804% due 08/25/2035		4,000	3,595

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EFS Volunteer LLC
0.771% due 10/25/2021		$142	$143
EMC Mortgage Loan Trust
1.474% due 02/25/2041		49	48
Fraser Sullivan CLO Ltd.
0.531% due 03/15/2020		41	41
Gallatin CLO Ltd.
1.523% due 07/15/2023		2,100	2,098
Harbourmaster CLO BV
1.005% due 02/06/2024	EUR	3,500	3,714
Hyde Park CDO BV
0.429% due 06/14/2022		2,059	2,195
IXIS Real Estate Capital Trust
0.514% due 02/25/2036		$76	75
JPMorgan Mortgage Acquisition Corp.
0.364% due 05/25/2035		297	292
LCM LP
1.513% due 04/15/2022		13,500	13,512
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		10,100	10,077
Morgan Stanley ABS Capital, Inc. Trust
1.089% due 03/25/2035		1,000	850
Morgan Stanley Dean Witter Capital, Inc. Trust
1.154% due 02/25/2033		839	743
North Carolina State Education Assistance Authority
0.706% due 10/26/2020		51	51
0.974% due 07/25/2039		3,126	3,134
Octagon Investment Partners Ltd.
1.525% due 05/05/2023		6,900	6,883
Panhandle-Plains Higher Education Authority, Inc.
1.404% due 10/01/2035		249	253
RAAC Trust
0.514% due 08/25/2036		1,300	1,156
Residential Asset Mortgage Products Trust
0.474% due 03/25/2036		3,200	2,764
Santander Drive Auto Receivables Trust
0.540% due 08/15/2017		544	544
SLM Student Loan Trust
0.297% due 06/17/2024	EUR	969	1,024
0.820% due 12/15/2027		900	952
Soundview Home Loan Trust
0.414% due 07/25/2036		$2,000	1,266
Specialty Underwriting & Residential Finance Trust
0.324% due 06/25/2037		348	202
Structured Asset Securities Corp. Mortgage Loan Trust
0.264% due 06/25/2037		478	463

Total Asset-Backed Securities (Cost $95,096)			95,289

SOVEREIGN ISSUES 20.3%
Autonomous Community of Andalusia
5.200% due 07/15/2019	EUR	300	384
Autonomous Community of Catalonia
4.750% due 06/04/2018		2,800	3,338
4.900% due 09/15/2021		600	757
4.950% due 02/11/2020		4,496	5,551
Autonomous Community of Valencia
4.900% due 03/17/2020		2,100	2,677
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	346,300	105,323
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$4,000	4,399
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (d)	EUR	6,350	7,186
3.750% due 09/01/2024		20,300	26,702
4.750% due 09/01/2044		2,900	4,977

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	99

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 09/01/2040	EUR	8,400	$14,327
Kommunalbanken A/S
0.649% due 03/27/2017		$12,900	12,988
Korea Land & Housing Corp.
1.875% due 08/02/2017		8,200	8,220
Mexico Government International Bond
4.750% due 06/14/2018	MXN	42,800	2,811
Province of Quebec
4.500% due 12/01/2020	CAD	400	369
Republic of Greece Government Bond
4.500% due 07/03/2017	JPY	60,000	335
Slovenia Government International Bond
4.125% due 02/18/2019		$13,800	14,624
4.750% due 05/10/2018		5,000	5,369
5.500% due 10/26/2022		4,600	5,319

Total Sovereign Issues (Cost $272,264)			225,656

		SHARES
PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%
GMAC Capital Trust
8.125% due 02/15/2040		115,000	3,019
SL Green Realty Corp.
6.500% due 08/10/2017 (e)		161,300	4,244

Total Preferred Securities (Cost $7,111)			7,263

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 3.1%

CERTIFICATES OF DEPOSIT 2.3%
Banco do Brasil S.A.
1.211% due 06/29/2015	$10,800	$10,801
Intesa Sanpaolo SpA
1.632% due 04/11/2016	4,400	4,415
Itau Unibanco Holding S.A.
1.151% due 06/04/2015	6,550	6,550
1.190% due 06/26/2015	4,100	4,100

		25,866

COMMERCIAL PAPER 0.2%
Tesco Treasury Services PLC
1.024% due 08/18/2015	2,300	2,276

REPURCHASE AGREEMENTS (g) 0.1%
		599

U.S. TREASURY BILLS 0.5%
0.022% due 04/09/2015 - 06/11/2015 (c)(h)(j)(l)	5,359	5,359

Total Short-Term Instruments (Cost $34,099)		34,100

Total Investments in Securities (Cost $1,091,768)		1,042,647

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 13.6%

SHORT-TERM INSTRUMENTS 13.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.6%
PIMCO Short-Term Floating NAV Portfolio	1,304	$13
PIMCO Short-Term Floating NAV Portfolio III	15,296,869	151,699

Total Short-Term Instruments (Cost $151,698)		151,712

Total Investments in Affiliates (Cost $151,698)		151,712

Total Investments 107.3% (Cost $1,243,466)		$1,194,359

Financial Derivative Instruments (i)(k) (1.8%) (Cost or Premiums, net $(1,231))		(20,357)

Other Assets and Liabilities, net (5.5%)		(60,794)

Net Assets 100.0%		$1,113,208

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$5,000	$4,933	0.44%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$599	Freddie Mac 2.080% due 10/17/2022	$(611)	$599	$599

Total Repurchase Agreements						$(611)	$599	$599

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BSN	0.210%	02/11/2015	04/10/2015	$(11,278)	$(11,281)

Total Reverse Repurchase Agreements					$(11,281)

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(0.150%)	03/24/2015	04/02/2015	$(399)	$(399)
	0.220%	02/04/2015	04/06/2015	(8,302)	(8,302)
	0.450%	03/30/2015	04/06/2015	(8,951)	(8,954)
BPG	0.400%	03/26/2015	04/15/2015	(610)	(611)

Total Sale-Buyback Transactions					$(18,266)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $29,839 at a weighted average interest rate of (0.012%).

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	2.500%	04/01/2045	$1,000	$(975)	$(989)
Fannie Mae	3.000%	04/01/2045	23,600	(23,787)	(24,133)
Fannie Mae	3.500%	05/01/2045	14,800	(15,487)	(15,512)
Fannie Mae	4.000%	05/01/2045	158,800	(169,257)	(169,541)

Total Short Sales				$(209,506)	$(210,175)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(h)	Securities with an aggregate market value of $30,199 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BSN	$0	$(11,281)	$0	$(11,281)	$11,293	$12
SSB	599	0	0	599	(611)	(12)

Master Securities Forward Transaction Agreement
BCY	0	0	(17,655)	(17,655)	17,804	149
BPG	0	0	(611)	(611)	607	(4)

Total Borrowings and Other Financing Transactions	$599	$(11,281)	$(18,266)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$100.000	05/22/2015	3,940	$34	$60
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/22/2015	184	2	3
Put - CBOT U.S. Treasury 10-Year Note June Futures	108.000	05/22/2015	400	3	6
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/22/2015	500	4	8
Call - CBOT U.S. Treasury 5-Year Note June Futures	130.000	05/22/2015	2,500	21	20

				$64	$97

Total Purchased Options				$64	$97

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	435	$(373)	$(476)

Total Written Options				$(373)	$(476)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	101

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	137	$(465)	$0	$(19)
90-Day Eurodollar December Futures	Long	12/2015	1,443	270	54	0
90-Day Eurodollar December Futures	Short	12/2016	1,618	(486)	0	(182)
90-Day Eurodollar June Futures	Short	06/2015	439	(32)	0	(6)
90-Day Eurodollar June Futures	Short	06/2016	26	(4)	0	(2)
90-Day Eurodollar March Futures	Short	03/2016	228	(37)	0	(14)
90-Day Eurodollar September Futures	Short	09/2015	199	(23)	0	(5)
90-Day Eurodollar September Futures	Short	09/2016	4	(1)	0	0
Canada Government 10-Year Bond June Futures	Short	06/2015	143	(247)	11	(13)
U.S. Treasury 5-Year Note June Futures	Short	06/2015	4,037	(5,996)	0	(820)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	5,146	6,563	1,608	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	71	(205)	0	(29)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	135	105	38	0

Total Futures Contracts				$(558)	$1,711	$(1,090)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-23 5-Year Index	1.000%	12/20/2019	$115,400	$1,959	$407	$21	$0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	54,800	1,009	(15)	9	0

				$2,968	$392	$30	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$	185,800	$(1,126)	$(581)	$0	$(80)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018		266,900	(4,112)	(1,474)	0	(288)
Receive	3-Month USD-LIBOR	2.500%	06/18/2021		65,400	(3,569)	(3,275)	0	(132)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		508,000	(27,655)	(16,732)	0	(1,048)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		35,000	(427)	(1,029)	0	(72)
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		40,900	(3,930)	(2,866)	0	(87)
Receive	3-Month USD-LIBOR	2.660%	10/22/2024		52,100	(3,621)	(3,493)	0	(108)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		16,600	(289)	(50)	0	(34)
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		8,200	2,098	1,913	9	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	27,300	(448)	(11)	0	(98)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045		5,300	(318)	(331)	0	(111)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045		2,000	(260)	1	1	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		11,000	(2,197)	(282)	0	(185)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP	8,700	(234)	(175)	3	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		25,200	(1,302)	(1,056)	5	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN	369,900	30	(39)	58	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		177,800	6	22	27	0
Pay	28-Day MXN-TIIE	5.660%	11/05/2021		111,600	13	13	16	0

						$(47,341)	$(29,445)	$119	$(2,243)

Total Swap Agreements						$(44,373)	$(29,053)	$149	$(2,243)

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(j)	Securities with an aggregate market value of $26,365 and cash of $8,818 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$97	$1,711	$149	$1,957	$(476)	$(1,090)	$(2,310)	$(3,876)

(4)	Unsettled variation margin liability of $(67) for closed swaps is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		BRL	3,150	$		982	$0	$(5)
	04/2015		EUR	171,981			194,127	9,193	0
	04/2015		GBP	337			502	2	0
	04/2015		INR	274,294			4,337	0	(65)
	04/2015	$		1,013		BRL	3,150	0	(26)
	04/2015			2,260		CAD	2,869	5	0
	04/2015			2,566		EUR	2,345	0	(45)
	04/2015			3,723		GBP	2,485	0	(37)
	04/2015			59,695		JPY	7,135,390	0	(201)
	05/2015		JPY	7,135,390	$		59,720	197	0
	05/2015		MXN	11,206			742	8	0
	05/2015	$		2,855		MXN	43,091	0	(36)
	08/2015		SEK	3,070	$		368	11	0

BPS	04/2015		BRL	3,150			982	0	(5)
	04/2015		EUR	2,454			2,600	0	(38)
	04/2015	$		1,013		BRL	3,150	0	(26)
	05/2015		MXN	92,695	$		6,237	172	0
	07/2015		BRL	220,137			88,146	21,027	0
	07/2015		DKK	2,730			397	3	0
	07/2015	$		296		BRL	811	0	(49)

BRC	04/2015		ZAR	3,972	$		339	13	0
	05/2015		MXN	9,645			645	14	0

CBK	04/2015		EUR	24,963			26,948	107	0
	04/2015	$		1,497		AUD	1,927	0	(30)
	04/2015			16,967		EUR	14,972	0	(868)
	05/2015		MXN	106,286	$		6,866	0	(88)
	05/2015	$		1,485		MXN	22,576	7	(14)
	08/2015		DKK	800	$		123	7	0

DUB	04/2015		INR	117,980			1,865	0	(28)
	04/2015		JPY	5,005,490			41,889	154	0
	05/2015		MXN	39,048			2,520	0	(35)
	05/2015	$		1,478		CHF	1,400	0	(35)

FBF	04/2015		BRL	3,152	$		1,013	25	0
	04/2015	$		983		BRL	3,152	5	0
	05/2015		KRW	13,602,340	$		12,029	0	(214)
	07/2015		BRL	23,700			9,745	2,519	0

GLM	04/2015		AUD	1,736			1,353	31	0
	04/2015		EUR	2,748			3,085	130	0
	04/2015		GBP	2,330			3,587	130	0
	04/2015		INR	217,418			3,435	0	(54)
	04/2015		JPY	493,600			4,078	0	(38)
	04/2015	$		4,188		EUR	3,854	0	(44)
	04/2015			2,562		GBP	1,696	0	(46)
	04/2015			269		ILS	1,069	0	0
	05/2015		CHF	790	$		857	43	0
	05/2015	$		201		MXN	3,006	0	(4)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	103

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2015	$		35,055		INR	2,216,537	$56	$0
	07/2015			57,104		BRL	156,608	0	(9,355)
	08/2015		NOK	1,640	$		215	12	0

HUS	04/2015		CAD	260			205	0	0
	04/2015		HKD	1,915			247	0	0
	04/2015	$		13,207		EUR	12,028	0	(273)
	04/2015			280		SGD	375	0	(7)
	04/2015			184		TRY	482	0	0
	05/2015		EUR	12,028	$		13,212	274	0
	05/2015		MXN	9,271			611	4	0
	05/2015	$		19,935		MXN	310,072	352	0
	10/2015		DKK	6,135	$		952	65	0

JPM	04/2015		BRL	46,003			15,940	1,526	0
	04/2015		EUR	2,342			2,495	0	(23)
	04/2015		INR	239,350			3,780	0	(61)
	04/2015		JPY	1,636,300			13,472	0	(171)
	04/2015	$		14,311		BRL	46,003	103	0
	04/2015			5,045		EUR	4,731	77	(35)
	04/2015			4,226		MXN	62,194	0	(153)
	05/2015		BRL	42,855	$		13,219	0	(99)
	05/2015		KRW	12,025			11	0	0
	05/2015	$		152		MXN	2,243	0	(5)
	06/2015		INR	897,829	$		14,164	0	(59)
	07/2015		BRL	104,981			38,624	6,616	0

MSB	04/2015		DKK	3,340			510	29	0
	04/2015		GBP	13,926			20,994	337	0
	05/2015		MXN	39,032			2,519	0	(35)
	05/2015	$		8,623		MXN	132,342	36	0
	08/2015		SAR	2,274	$		606	0	(1)
	08/2015	$		605		SAR	2,274	2	0

NGF	04/2015		INR	199,838	$		3,159	0	(48)
	05/2015		MXN	39,038			2,520	0	(34)

RBC	04/2015		SGD	403			299	6	0

SCX	05/2015	$		11,133		MXN	163,329	0	(446)

UAG	04/2015		INR	248,544	$		3,985	0	(3)
	04/2015	$		20,693		INR	1,297,424	128	0
	06/2015		INR	1,297,424	$		20,411	0	(141)
	07/2015		BRL	102,463			41,567	10,326	0

Total Forward Foreign Currency Contracts								$53,752	$(12,980)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Buy	2.500%	06/17/2015	$	16,200	$2	$0

BPS	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015		50,000	5	2

FBF	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015		50,000	5	2

JPM	Put - OTC CDX.IG-23 5-Year Index	Buy	1.500%	05/20/2015		25,000	2	0

							$14	$4

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR 22,200	$36	$36

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$ 5,100	11	5

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016	8,547	231	138
	Call - OTC USD versus CNH		7.400	02/02/2016	8,547	51	21

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015	1,700	5	1

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	8,547	180	103
	Call - OTC USD versus CNH		7.500	02/02/2016	8,547	47	18

						$561	$322

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	4,000	$8	$8
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		152,400	346	519
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		78,300	161	281

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		11,300	935	31

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		7,900	606	376
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		9,200	797	408
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		12,400	905	536

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		307,200	887	1,047

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		228,700	480	461
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		226,200	475	478
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		191,700	507	636
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		62,500	148	170
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		39,000	2,780	1,633

RYL	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		21,400	1,706	60

								$10,741	$6,644

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$17,400	$42	$32

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC Fannie Mae 4.000% due 04/01/2045	$115.000	04/07/2015	$	13,000	$1	$0

MYI	Call - OTC Fannie Mae 3.000% due 05/01/2045	110.500	05/06/2015		19,000	1	0
	Call - OTC Fannie Mae 4.000% due 04/01/2045	114.344	04/07/2015		52,000	1	0
	Call - OTC Fannie Mae 4.000% due 06/01/2045	114.750	06/04/2015		370,000	14	0

						$17	$0

Total Purchased Options						$11,375	$7,002

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	170	$(1)	$(4)
	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015		6,135	(89)	(312)
	Call - OTC EUR versus JPY		142.900	04/14/2015		6,135	(60)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		5,145	(30)	(54)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	664	(14)	(19)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	10,441	(72)	(65)
	Call - OTC EUR versus USD		1.110	05/22/2015		10,441	(73)	(71)
	Put - OTC EUR versus USD		1.040	06/11/2015		16,080	(96)	(172)

FBF	Put - OTC AUD versus USD		0.758	06/01/2015	AUD	7,300	(46)	(109)
	Put - OTC AUD versus USD		0.763	06/01/2015		7,300	(54)	(126)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	3,637	(81)	(103)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	5,276	(42)	(130)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	4,301	(138)	(170)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		17,094	(180)	(87)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	7,200	(48)	(116)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	17,094	(157)	(74)

							$(1,181)	$(1,612)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	105

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	4,000	$(8)	$(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		16,100	(175)	(387)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		31,400	(382)	(980)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		41,900	(790)	(69)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		33,200	(606)	(357)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		38,600	(796)	(391)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		52,100	(906)	(516)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		63,400	(896)	(1,979)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		228,700	(480)	(463)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		226,200	(475)	(484)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		40,600	(297)	(298)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		40,600	(278)	(223)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		164,000	(2,811)	(1,551)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		41,700	(507)	(774)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		13,500	(152)	(157)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		90,000	(1,710)	(148)

								$(11,269)	$(8,785)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount		Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$	34,800	$(42)	$(27)

Total Written Options							$(12,492)	$(10,424)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in BRL		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	1,008	$333,800	AUD	0	BRL	0	EUR	139,700	GBP	0	JPY	0	$(8,201)
Sales	4,099	3,241,762		199,500		2		580,080		51,260		14,123	(31,369)
Closing Buys	(1,281)	(833,022)		0		(2)		(51,903)		0		(14,123)	15,615
Expirations	(2,259)	(1,250,528)		(111,650)		0		(556,592)		(30,960)		0	8,052
Exercised	(1,132)	(288,422)		(66,050)		0		(51,462)		(20,300)		0	3,038

Balance at End of Period	435	$1,203,590	AUD	21,800	BRL	0	EUR	59,823	GBP	0	JPY	0	$(12,865)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	81.500%	04/24/2015	300	$0	$(5)	$0	$(5)

	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	500	0	(9)	0	(9)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015	300	0	(5)	0	(5)

						$0	$(19)	$0	$(19)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Sprint Communications, Inc.	5.000%	12/20/2019	3.763%	$	1,700	$89	$2	$91	$0

BPS	China Government International Bond	1.000%	12/20/2019	0.827%		5,350	39	5	44	0
	Dell, Inc.	1.000%	09/20/2019	1.539%		2,200	(99)	49	0	(50)

BRC	SoftBank Corp.	1.000%	12/20/2017	0.941%	JPY	30,000	(31)	31	0	0

CBK	Dell, Inc.	1.000%	12/20/2019	1.661%	$	1,800	(89)	36	0	(53)
	Sprint Communications, Inc.	5.000%	09/20/2019	3.589%		6,000	586	(235)	351	0

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Dell, Inc.	1.000%	09/20/2019	1.539%	$	10,000	$(501)	$275	$0	$(226)

GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2015	4.839%		4,000	(252)	144	0	(108)
	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR	3,000	(129)	(428)	0	(557)
	SoftBank Corp.	1.000%	12/20/2017	0.941%	JPY	140,000	(152)	154	2	0
	Sprint Communications, Inc.	5.000%	12/20/2019	3.763%	$	800	43	0	43	0

JPM	China Government International Bond	1.000%	12/20/2019	0.827%		43,750	330	29	359	0
	SoftBank Corp.	1.000%	12/20/2017	0.941%	JPY	154,300	(177)	179	2	0

MYC	Barclays Bank PLC	1.000%	06/20/2015	0.197%	EUR	2,600	29	(23)	6	0
	Dell, Inc.	1.000%	09/20/2019	1.539%	$	10,000	(516)	289	0	(227)

							$(830)	$507	$898	$(1,221)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$4,305	$(862)	$14	$0	$(848)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	1,100	147	18	165	0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	1,100	147	18	165	0

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	4,387	(15)	12	0	(3)

GST	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	12,700	1,758	147	1,905	0
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	8,389	(30)	24	0	(6)

					$1,145	$233	$2,235	$(857)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	750	$0	$121	$121	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		120	1	(2)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	4,500	8	(25)	0	(17)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	9,000	(12)	86	74	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	380	3	59	62	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	74,600	(161)	(398)	0	(559)
	Pay	1-Year BRL-CDI	11.000%	01/04/2021		72,900	266	(1,468)	0	(1,202)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		37,800	(102)	(233)	0	(335)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	2,500	0	22	22	0

CBK	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	140	0	2	2	0
	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	4,800	0	36	36	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		5,200	(1)	(5)	0	(6)

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	6,000	10	(32)	0	(22)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		43,200	37	(420)	0	(383)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	200	3	6	9	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		520	0	85	85	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		186	(1)	17	16	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		300	3	41	44	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	13,800	22	(73)	0	(51)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	5,050	0	51	51	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	6,000	0	(32)	0	(32)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		149,900	(411)	(918)	0	(1,329)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	22,100	(52)	197	145	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	107

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020	EUR	24,300	$(2)	$270	$268	$0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		11,200	(2)	(12)	0	(14)

HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	6,000	2	(34)	0	(32)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	300	2	42	44	0

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		400	1	64	65	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	6,100	1	(33)	0	(32)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	1,200	0	13	13	0

UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	120	0	2	2	0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	41,200	(92)	(273)	0	(365)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	12,800	(11)	95	84	0

							$(488)	$(2,749)	$1,143	$(4,380)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	389	Not Applicable, Fully Funded	04/11/2015	$163	$163	$14	$177	$0
	Pay	OGX Petroleo e Gas Participaceos S.A.	491	Not Applicable, Fully Funded	04/11/2015	205	205	100	305	0

							$368	$114	$482	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	ERADXULT Index	95,129	1-Month USD-LIBOR plus a specified spread	05/29/2015	$155,480		$(11,854)	$0	$(11,854)
FBF	Receive	ERADXULT Index	378,660	1-Month USD-LIBOR plus a specified spread	06/15/2015	615,057		(43,453)	0	(43,453)
	Receive	ERADXULT Index	170,071	1-Month USD-LIBOR plus a specified spread	10/15/2015	263,338		(6,673)	0	(6,673)
	Receive	ERADXULT Index	91,449	1-Month USD-LIBOR plus a specified spread	02/12/2016	130,135		7,911	7,911	0

								$(54,069)	$7,911	$(61,980)

Total Swap Agreements							$195	$(55,983)	$12,669	$(68,457)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(l)	Securities with an aggregate market value of $49,414 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$9,416	$808	$451	$10,675	$(415)	$(1,764)	$(12,720)	$(14,899)	$(4,224)	$4,078	$(146)
BPS	21,202	2	128	21,332	(118)	(308)	(2,146)	(2,572)	18,760	(19,340)	(580)
BRC	27	0	0	27	0	0	0	0	27	0	27
CBK	121	31	554	706	(1,000)	(69)	(59)	(1,128)	(422)	575	153
DUB	154	1,320	482	1,956	(98)	(1,264)	(405)	(1,767)	189	278	467
FBF	2,549	38	8,065	10,652	(214)	(338)	(50,420)	(50,972)	(40,320)	30,319	(10,001)
GLM	402	1,084	464	1,950	(9,541)	(2,006)	(1,380)	(12,927)	(10,977)	12,476	1,499
GST	0	0	1,950	1,950	0	0	(671)	(671)	1,279	(1,360)	(81)
HUS	695	0	0	695	(280)	(130)	(32)	(442)	253	(450)	(197)
JPM	8,322	159	405	8,886	(606)	(257)	0	(863)	8,023	(8,702)	(679)
MSB	404	1	0	405	(36)	(116)	0	(152)	253	(280)	(27)
MYC	0	3,378	84	3,462	0	(3,950)	(259)	(4,209)	(747)	548	(199)
NGF	0	0	0	0	(82)	0	0	(82)	(82)	(80)	(162)

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
RBC	$6	$0	$0	$6	$0	$0	$0	$0	$6	$0	$6
RYL	0	60	0	60	0	(148)	0	(148)	(88)	288	200
SCX	0	0	0	0	(446)	0	0	(446)	(446)	322	(124)
UAG	10,454	121	86	10,661	(144)	(74)	(365)	(583)	10,078	(10,490)	(412)

Total Over the Counter	$53,752	$7,002	$12,669	$73,423	$(12,980)	$(10,424)	$(68,457)	$(91,861)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$97	$97
Futures	0	0	0	0	1,711	1,711
Swap Agreements	0	30	0	0	119	149

	$0	$30	$0	$0	$1,927	$1,957

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53,752	$0	$53,752
Purchased Options	0	4	0	322	6,676	7,002
Swap Agreements	0	3,615	7,911	0	1,143	12,669

	$0	$3,619	$7,911	$54,074	$7,819	$73,423

	$0	$3,649	$7,911	$54,074	$9,746	$75,380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$476	$476
Futures	0	0	0	0	1,090	1,090
Swap Agreements	0	0	0	0	2,310	2,310

	$0	$0	$0	$0	$3,876	$3,876

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$12,980	$0	$12,980
Written Options	0	0	0	1,612	8,812	10,424
Swap Agreements	0	2,078	61,980	19	4,380	68,457

	$0	$2,078	$61,980	$14,611	$13,192	$91,861

	$0	$2,078	$61,980	$14,611	$17,068	$95,737

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	109

Schedule of Investments PIMCO International Fundamental IndexPLUS® AR Strategy Fund (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(258)	$(258)
Written Options	0	0	662	0	858	1,520
Futures	0	0	(1,556)	0	1,358	(198)
Swap Agreements	0	784	0	0	(35,497)	(34,713)

	$0	$784	$(894)	$0	$(33,539)	$(33,649)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$82,650	$0	$82,650
Purchased Options	0	(4)	(417)	42	6,994	6,615
Written Options	0	1,336	(895)	1,918	(3,829)	(1,470)
Swap Agreements	0	3,372	239,289	12	1,595	244,268

	$0	$4,704	$237,977	$84,622	$4,760	$332,063

	$0	$5,488	$237,083	$84,622	$(28,779)	$298,414

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$33	$33
Written Options	0	0	0	0	(121)	(121)
Futures	0	0	0	0	1,127	1,127
Swap Agreements	0	391	0	0	(29,087)	(28,696)

	$0	$391	$0	$0	$(28,048)	$(27,657)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$51,013	$0	$51,013
Purchased Options	0	(10)	0	(238)	(4,762)	(5,010)
Written Options	0	(181)	0	(1,532)	3,745	2,032
Swap Agreements	0	(1,289)	(393,481)	(19)	585	(394,204)

	$0	$(1,480)	$(393,481)	$49,224	$(432)	$(346,169)

	$0	$(1,089)	$(393,481)	$49,224	$(28,480)	$(373,826)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,808	$117	$5,925
Corporate Bonds & Notes
Banking & Finance	0	188,105	4,933	193,038
Industrials	0	81,646	1,839	83,485
Utilities	0	29,068	0	29,068
Municipal Bonds & Notes
California	0	185	0	185
Colorado	0	701	0	701
Illinois	0	622	0	622
New York	0	4,118	0	4,118
Ohio	0	3,037	0	3,037
U.S. Government Agencies	0	54,324	0	54,324
U.S. Treasury Obligations	0	210,518	0	210,518
Mortgage-Backed Securities	0	93,083	2,235	95,318
Asset-Backed Securities	0	95,289	0	95,289
Sovereign Issues	0	225,656	0	225,656
Preferred Securities
Banking & Finance	3,019	4,244	0	7,263
Short-Term Instruments
Certificates of Deposit	0	25,866	0	25,866
Commercial Paper	0	2,276	0	2,276
Repurchase Agreements	0	599	0	599
U.S. Treasury Bills	0	5,359	0	5,359
	$3,019	$1,030,504	$9,124	$1,042,647

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$151,712	$0	$0	$151,712

Total Investments	$154,731	$1,030,504	$9,124	$1,194,359

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(210,175)	$0	$(210,175)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,711	246	0	1,957
Over the counter	0	72,941	482	73,423
	$1,711	$73,187	$482	$75,380

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,090)	(2,719)	0	(3,809)
Over the counter	0	(91,861)	0	(91,861)
	$(1,090)	$(94,580)	$0	$(95,670)

Totals	$155,352	$798,936	$9,606	$963,894

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

110	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 88.2%

BANK LOAN OBLIGATIONS 1.1%
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		$1,500	$1,508
H.J. Heinz Co.
3.250% due 06/05/2020		13,921	13,948
Hologic, Inc.
3.250% due 08/01/2019		4,650	4,660
Las Vegas Sands LLC
3.250% due 12/18/2020		7,780	7,780

Total Bank Loan Obligations (Cost $27,959)			27,896

CORPORATE BONDS & NOTES 27.6%

BANKING & FINANCE 20.4%
Ally Financial, Inc.
2.500% due 03/15/2017 (e)		5,000	4,933
2.750% due 01/30/2017		5,100	5,094
3.500% due 07/18/2016		8,400	8,526
4.625% due 06/26/2015		500	503
5.500% due 02/15/2017		6,100	6,359
American Express Co.
4.900% due 03/15/2020 (d)		700	712
Banca Monte dei Paschi di Siena SpA
3.125% due 06/30/2015	EUR	2,500	2,706
4.875% due 09/15/2016		14,300	16,402
5.000% due 02/09/2019		3,700	4,500
Banca Popolare di Milano Scarl
3.250% due 11/16/2015		1,300	1,424
Banco Bradesco S.A.
4.500% due 01/12/2017		$3,000	3,090
Banco Popular Espanol S.A.
3.500% due 09/11/2017	EUR	1,300	1,514
4.125% due 03/30/2017		1,500	1,743
11.500% due 10/10/2018 (d)		1,000	1,254
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$4,330	4,482
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	5,700	6,171
Bank of America Corp.
1.144% due 04/01/2019		$8,500	8,558
1.335% due 03/22/2018		900	911
2.650% due 04/01/2019		2,600	2,652
5.650% due 05/01/2018		2,200	2,442
6.000% due 09/01/2017		3,100	3,412
6.500% due 10/23/2024 (d)		400	424
Bank of America N.A.
0.676% due 05/08/2017		17,000	16,980
5.300% due 03/15/2017		300	320
Bankia S.A.
3.500% due 12/14/2015	EUR	1,100	1,210
3.625% due 10/05/2016		4,550	5,154
4.250% due 07/05/2016		11,000	12,465
Barclays Bank PLC
7.625% due 11/21/2022		$3,600	4,221
7.750% due 04/10/2023		400	444
14.000% due 06/15/2019 (d)	GBP	300	600
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	200	222
8.000% due 12/15/2020 (d)		2,400	2,881
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$5,600	6,450
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		2,900	2,929
BNP Paribas S.A.
0.566% due 11/07/2015		13,000	13,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BPCE S.A.
0.901% due 06/17/2017		$14,800	$14,826
Caixa Economica Federal
4.250% due 05/13/2019		9,100	8,777
CIT Group, Inc.
4.250% due 08/15/2017		7,100	7,224
5.250% due 03/15/2018		500	519
Citigroup, Inc.
3.953% due 06/15/2016		2,000	2,068
Credit Agricole S.A.
0.813% due 06/12/2017		11,700	11,697
7.875% due 01/23/2024 (d)		200	212
Depfa ACS Bank
2.125% due 10/13/2017	CHF	3,000	3,269
3.875% due 11/14/2016	EUR	9,503	10,845
Deutsche Annington Finance BV
3.200% due 10/02/2017		$100	103
Dexia Credit Local S.A.
0.235% due 11/04/2015	EUR	2,400	2,585
1.375% due 09/18/2019		100	113
2.000% due 01/22/2021		100	118
2.250% due 01/30/2019		$500	512
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		2,273	2,415
Eksportfinans ASA
0.720% due 07/28/2016	JPY	200,000	1,634
2.375% due 05/25/2016		$500	503
5.500% due 05/25/2016		1,300	1,352
5.500% due 06/26/2017		600	640
EUROFIMA
6.250% due 12/28/2018	AUD	100	87
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	4,400	6,507
Ford Motor Credit Co. LLC
2.375% due 01/16/2018		$1,800	1,833
2.750% due 05/15/2015		8,800	8,820
3.000% due 06/12/2017		3,200	3,299
4.207% due 04/15/2016		4,650	4,784
General Electric Capital Corp.
3.800% due 06/18/2019		13,900	14,891
General Motors Financial Co., Inc.
2.750% due 05/15/2016		6,700	6,787
German Postal Pensions Securitisation PLC
3.375% due 01/18/2016	EUR	9,000	9,936
4.250% due 01/18/2017		2,700	3,124
Goldman Sachs Group, Inc.
5.375% due 03/15/2020		$4,400	4,996
7.500% due 02/15/2019		7,700	9,198
HBOS PLC
6.750% due 05/21/2018		3,700	4,148
HSBC Holdings PLC
6.375% due 09/17/2024 (d)		200	204
ING Bank NV
2.000% due 09/25/2015		7,000	7,046
5.125% due 05/01/2015		3,100	3,109
International Lease Finance Corp.
5.750% due 05/15/2016		1,600	1,665
8.750% due 03/15/2017		6,900	7,642
Intesa Sanpaolo SpA
3.125% due 01/15/2016		2,900	2,940
JPMorgan Chase & Co.
0.777% due 02/15/2017		700	701
0.806% due 04/25/2018		23,300	23,296
Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	600	505
LeasePlan Corp. NV
2.500% due 05/16/2018		$7,500	7,589

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	2,300	$3,645
Morgan Stanley
1.536% due 04/25/2018		$1,700	1,728
5.500% due 01/26/2020		3,500	3,990
6.625% due 04/01/2018		2,500	2,845
Navient Corp.
4.875% due 06/17/2019		6,400	6,400
6.250% due 01/25/2016		6,559	6,764
8.450% due 06/15/2018		2,400	2,670
Novo Banco S.A.
5.000% due 04/04/2019	EUR	500	556
5.000% due 05/14/2019		717	796
5.875% due 11/09/2015		100	108
Rabobank Group
0.586% due 04/28/2017		$7,500	7,504
4.000% due 09/10/2015	GBP	400	602
RCI Banque S.A.
4.600% due 04/12/2016		$4,500	4,654
Shinsei Bank Ltd.
7.375% due 09/14/2020	EUR	3,980	4,373
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		$18,900	18,920
SL Green Realty Corp.
4.500% due 12/01/2022		2,600	2,724
Springleaf Finance Corp.
5.400% due 12/01/2015		400	408
6.900% due 12/15/2017		3,000	3,202
Stadshypotek AB
1.250% due 05/23/2018		17,900	17,837
Standard Chartered PLC
3.200% due 05/12/2016		2,800	2,863
3.850% due 04/27/2015		6,500	6,518
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024		2,400	2,575
Swedbank Hypotek AB
1.375% due 03/28/2018		6,100	6,111
Toronto-Dominion Bank
2.125% due 07/02/2019		7,100	7,198
UBS AG
0.969% due 03/26/2018		9,800	9,816
5.125% due 05/15/2024		1,800	1,875
7.625% due 08/17/2022		6,300	7,652
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	3,200	5,000
Wells Fargo & Co.
0.671% due 09/14/2018		$11,800	11,761

			508,311

INDUSTRIALS 5.0%
Actavis Funding SCS
1.523% due 03/12/2020		2,300	2,334
4.550% due 03/15/2035		2,300	2,405
ADT Corp.
4.875% due 07/15/2042		4,600	3,697
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		6,000	5,977
Amgen, Inc.
0.862% due 05/22/2019		4,000	4,007
2.200% due 05/22/2019		9,900	10,034
Ashland, Inc.
3.000% due 03/15/2016		4,100	4,151
California Resources Corp.
5.000% due 01/15/2020		5,000	4,537
Canadian Oil Sands Ltd.
4.500% due 04/01/2022		7,800	7,189

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	111

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cemex S.A.B. de C.V.
9.500% due 06/15/2018		$5,800	$6,461
CNPC General Capital Ltd.
1.157% due 05/14/2017		3,500	3,507
2.750% due 05/14/2019		1,200	1,208
DISH DBS Corp.
7.125% due 02/01/2016		1,300	1,354
7.750% due 05/31/2015		900	907
HCA, Inc.
4.750% due 05/01/2023		7,200	7,488
6.500% due 02/15/2016		400	415
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	10,300	7,753
KP Germany Erste GmbH
11.625% due 07/15/2017		2,900	3,383
Kraft Foods Group, Inc.
1.625% due 06/04/2015		$3,300	3,306
MGM Resorts International
6.625% due 07/15/2015		1,600	1,618
7.500% due 06/01/2016		5,000	5,266
Nissan Motor Acceptance Corp.
0.812% due 03/03/2017		1,200	1,204
1.950% due 09/12/2017		5,900	5,996
Roche Holdings, Inc.
0.613% due 09/30/2019		3,500	3,510
Rock-Tenn Co.
4.900% due 03/01/2022		4,100	4,525
TRW Automotive, Inc.
7.250% due 03/15/2017		2,600	2,857
U.S. Airways Pass-Through Trust
5.900% due 04/01/2026		5,545	6,335
Wynn Macau Ltd.
5.250% due 10/15/2021		9,900	9,430
Zimmer Holdings, Inc.
3.550% due 04/01/2025		3,100	3,166

			124,020

UTILITIES 2.2%
AES Corp.
3.262% due 06/01/2019		6,500	6,484
Korea Hydro & Nuclear Power Co. Ltd.
1.042% due 05/22/2017		1,800	1,800
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		3,060	2,655
Orange S.A.
8.000% due 12/20/2017	GBP	100	175
Petrobras Global Finance BV
2.631% due 03/17/2017		$11,500	10,608
2.750% due 01/15/2018	EUR	500	486
3.250% due 03/17/2017		$3,700	3,422
6.250% due 12/14/2026	GBP	300	386
7.875% due 03/15/2019		$1,850	1,893
Sprint Communications, Inc.
8.375% due 08/15/2017		13,645	14,856
Verizon Communications, Inc.
2.021% due 09/14/2018		10,200	10,648
4.522% due 09/15/2048		1,883	1,876
4.672% due 03/15/2055		475	467
6.400% due 09/15/2033		144	180

			55,936

Total Corporate Bonds & Notes (Cost $721,240)			688,267

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.2%

RHODE ISLAND 0.1%
Rhode Island Student Loan Authority Revenue Bonds, Series 2014
0.872% due 10/02/2028	$1,777	$1,772

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	3,890	3,403

Total Municipal Bonds & Notes (Cost $5,085)		5,175

U.S. GOVERNMENT AGENCIES 9.5%
Fannie Mae
0.234% due 07/25/2037	333	323
3.500% due 10/01/2020 - 05/01/2030	126,842	134,593
5.480% due 07/01/2018	100	107
Freddie Mac
0.575% due 11/15/2043	69,643	69,932
Ginnie Mae
3.500% due 04/01/2045	29,100	30,657

Total U.S. Government Agencies (Cost $234,304)		235,612

U.S. TREASURY OBLIGATIONS 21.3%
U.S. Treasury Bonds
3.125% due 08/15/2044	145,400	163,041
4.250% due 05/15/2039	1,400	1,850
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	116,586	117,988
0.125% due 01/15/2023 (i)	16,101	16,192
0.125% due 07/15/2024 (i)	49,515	49,608
0.250% due 01/15/2025	78,357	79,079
0.750% due 02/15/2042 (i)	26,792	27,194
1.750% due 01/15/2028	1,339	1,570
2.375% due 01/15/2025 (i)	6,076	7,378
U.S. Treasury Notes
1.875% due 11/30/2021 (i)(k)	2,700	2,733
2.125% due 09/30/2021 (i)(k)	45,100	46,393
2.250% due 07/31/2021 (i)(k)	800	830
2.250% due 11/15/2024 (i)(k)	15,700	16,141
2.500% due 05/15/2024 (i)(k)	500	525

Total U.S. Treasury Obligations (Cost $494,614)		530,522

MORTGAGE-BACKED SECURITIES 3.9%
Banc of America Commercial Mortgage Trust
5.414% due 09/10/2047	5,500	5,688
BCAP LLC Trust
0.384% due 05/25/2047	418	312
Bear Stearns Adjustable Rate Mortgage Trust
2.797% due 02/25/2034	398	391
Citigroup Commercial Mortgage Trust
0.925% due 06/15/2033	18,300	18,241
2.202% due 09/10/2045 (a)	21,238	2,070
Citigroup Mortgage Loan Trust, Inc.
2.510% due 10/25/2035	140	139
Commercial Mortgage Trust
2.365% due 02/10/2029	11,350	11,595
Downey Savings & Loan Association Mortgage Loan Trust
2.453% due 07/19/2044	50	50

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Extended Stay America Trust
2.958% due 12/05/2031		$300	$307
GP Portfolio Trust
1.125% due 02/15/2027		100	100
Granite Mortgages PLC
1.237% due 07/20/2043		512	514
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		9,700	10,244
HomeBanc Mortgage Trust
0.444% due 10/25/2035		562	502
IndyMac Mortgage Loan Trust
0.414% due 04/25/2035		2,111	1,889
Leo-Mesdag BV
0.422% due 08/29/2019	EUR	8,321	8,858
Maxis Loans Securitisation
4.020% due 09/12/2041	AUD	49	38
Merrill Lynch Alternative Note Asset Trust
0.284% due 03/25/2037		$21,072	10,130
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035		2,493	2,369
2.129% due 04/25/2035		1,544	1,505
Prime Mortgage Trust
0.574% due 02/25/2034		65	62
Residential Asset Securitization Trust
5.500% due 08/25/2034		526	534
RMAC PLC
0.162% due 06/12/2037	EUR	2,002	2,035
Structured Asset Mortgage Investments Trust
0.384% due 04/25/2036		$146	108
Thornburg Mortgage Securities Trust
1.421% due 06/25/2047 ^		4,682	4,221
WaMu Mortgage Pass-Through Certificates Trust
0.484% due 01/25/2045		201	188
Wells Fargo Commercial Mortgage Trust
1.186% due 02/15/2027		14,900	14,862
Wells Fargo Mortgage-Backed Securities Trust
5.652% due 04/25/2036		562	561

Total Mortgage-Backed Securities (Cost $101,590)			97,513

ASSET-BACKED SECURITIES 8.5%
Aimco CLO
0.511% due 08/20/2020		1,501	1,495
Alba SPV SRL
1.569% due 04/20/2040	EUR	3,472	3,773
Ally Auto Receivables Trust
0.480% due 02/15/2017		$12,677	12,669
Asset-Backed Funding Certificates Trust
0.334% due 01/25/2037		19,612	12,217
Avoca CLO PLC
0.352% due 08/03/2022	EUR	251	268
Bear Stearns Asset-Backed Securities Trust
1.124% due 10/25/2037		$4,163	3,435
Berica Asset-Backed Security SRL
0.321% due 12/31/2055	EUR	10,433	11,199
Cadogan Square CLO BV
0.391% due 01/17/2023		84	89
Cairn CLO BV
0.413% due 10/15/2022		899	965
Claris ABS
0.538% due 10/31/2060		13,533	14,462
COA Summit CLO Ltd.
1.607% due 04/20/2023		$250	250
Compartment VCL
0.259% due 07/21/2018	EUR	704	757

112	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.314% due 05/25/2037		$9,413	$7,748
Dureve Ltd.
0.548% due 11/01/2095	EUR	175	183
EFS Volunteer LLC
0.771% due 10/25/2021		$936	937
Eurocredit CDO PLC
0.636% due 04/17/2023	EUR	715	767
First Franklin Mortgage Loan Trust
0.651% due 12/25/2035		$470	452
Ford Credit Auto Owner Trust
0.470% due 03/15/2017		7,854	7,855
Gallatin CLO Ltd.
1.523% due 07/15/2023		3,000	2,997
GE Equipment Transportation LLC
0.550% due 12/23/2016		7,996	7,996
GE-WMC Asset-Backed Pass-Through Certificates
0.424% due 12/25/2035		5,490	5,050
Golden Knight CDO Ltd.
0.493% due 04/15/2019		898	894
GSAMP Trust
0.824% due 04/25/2035		5,000	3,953
Halcyon Structured Asset Management Long/Short Ltd.
0.481% due 08/07/2021		539	538
Harbourmaster CLO BV
1.005% due 02/06/2024	EUR	2,600	2,759
Hewett’s Island CLO Ltd.
0.658% due 11/12/2019		$872	869
ING Investment Management CLO Ltd.
0.475% due 08/01/2020		9,975	9,968
LCM LP
1.513% due 04/15/2022		10,900	10,910
Marquette U.S./European CLO PLC
0.633% due 07/15/2020		343	343
Morgan Stanley ABS Capital, Inc. Trust
0.404% due 09/25/2036		6,849	4,164
1.974% due 03/25/2034		2,822	2,635
Motor PLC
0.654% due 08/25/2021		17,729	17,758
Nash Point CLO
0.381% due 07/25/2022	EUR	129	137
Nissan Auto Lease Trust
0.480% due 09/15/2016		$14,448	14,437
Octagon Investment Partners Ltd.
1.525% due 05/05/2023		4,900	4,888
OHA Intrepid Leveraged Loan Fund Ltd.
1.177% due 04/20/2021		4,387	4,376
OneMain Financial Issuance Trust
2.470% due 09/18/2024		6,300	6,284
Panther CDO BV
0.364% due 03/20/2084	EUR	2,542	2,645
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.164% due 09/25/2034		$977	922
1.224% due 10/25/2034		5,200	4,433
Race Point CLO Ltd.
1.541% due 12/15/2022		556	555

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
1.071% due 08/25/2034		$2,208	$2,125
1.824% due 11/25/2034		321	304
Residential Asset Securities Corp. Trust
0.594% due 10/25/2035		4,700	3,988
Santander Drive Auto Receivables Trust
0.540% due 08/15/2017		681	680
Securitized Asset-Backed Receivables LLC Trust
0.444% due 03/25/2036		684	565
SLM Private Education Loan Trust
1.225% due 06/15/2023		2,194	2,202
Toyota Auto Receivables Owner Trust
0.400% due 12/15/2016		11,572	11,569

Total Asset-Backed Securities (Cost $219,347)			210,465

SOVEREIGN ISSUES 11.4%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	394,900	120,104
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		11,700	3,095
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$8,000	8,797
Export-Import Bank of Korea
1.250% due 05/27/2015	JPY	100,000	834
Hellenic Republic Government Bond
4.750% due 04/17/2019	EUR	1,900	1,358
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	200	161
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024	EUR	45,900	60,376
4.750% due 09/01/2044		5,300	9,095
5.000% due 09/01/2040		3,500	5,970
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	500	423
Mexico Government International Bond
4.750% due 06/14/2018	MXN	75,300	4,945
Spain Government International Bond
2.750% due 10/31/2024	EUR	14,800	18,165
3.800% due 04/30/2024		10,900	14,399
4.400% due 10/31/2023		25,700	35,133

Total Sovereign Issues (Cost $340,427)			282,855

		SHARES
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
GMAC Capital Trust
8.125% due 02/15/2040		7,000	184

Total Preferred Securities (Cost $188)			184

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 4.7%

CERTIFICATES OF DEPOSIT 2.9%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$17,750	17,739

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banco do Brasil S.A.
1.211% due 06/29/2015		$9,300	$9,301
Credit Suisse
0.583% due 08/24/2015		100	100
0.631% due 01/28/2016		500	500
Intesa Sanpaolo SpA
1.632% due 04/11/2016		7,100	7,124
1.650% due 04/07/2015		11,100	11,100
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		27,400	27,398

			73,262

COMMERCIAL PAPER 0.2%
Tesco Treasury Services PLC
1.024% due 08/18/2015		4,000	3,958

REPURCHASE AGREEMENTS (f) 0.0%
			520

JAPAN TREASURY BILLS 1.4%
0.000% due 06/08/2015	JPY	4,330,000	36,103

U.S. TREASURY BILLS 0.2%
0.023% due 04/16/2015 - 06/25/2015 (b)(g)(i)(k)		$5,242	5,242

Total Short-Term Instruments (Cost $119,037)			119,085

Total Investments in Securities (Cost $2,263,791)			2,197,574

		SHARES
INVESTMENTS IN AFFILIATES 16.5%

SHORT-TERM INSTRUMENTS 16.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 16.5%
PIMCO Short-Term Floating NAV Portfolio		1,348	14
PIMCO Short-Term Floating NAV Portfolio III		41,334,401	409,913

Total Short-Term Instruments (Cost $409,824)			409,927

Total Investments in Affiliates (Cost $409,824)			409,927

Total Investments 104.7% (Cost $2,673,615)			$2,607,501

Financial Derivative Instruments (h)(j) 5.3% (Cost or Premiums, net $(2,920))			131,765

Other Assets and Liabilities, net (10.0%)			(248,777)

Net Assets 100.0%			$2,490,489

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	113

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$5,000	$4,933	0.20%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$520	Fannie Mae 2.200% due 10/17/2022	$(534)	$520	$520

Total Repurchase Agreements						$(534)	$520	$520

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing outstanding during the period ended March 31, 2015 was $32,141 at a weighted average interest rate of (0.086%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (2)
Fannie Mae*	3.000%	04/01/2045	$51,300	$(51,728)	$(52,458)
Fannie Mae*	3.500%	04/01/2045	35,000	(36,564)	(36,773)
Fannie Mae*	3.500%	05/01/2045	179,700	(188,123)	(188,348)
Fannie Mae*	4.000%	04/01/2045	71,000	(75,609)	(75,924)
Fannie Mae*	4.000%	05/01/2045	99,400	(105,937)	(106,124)
Fannie Mae*	4.500%	04/01/2045	28,000	(30,394)	(30,553)
Fannie Mae*	4.500%	05/01/2045	40,700	(44,133)	(44,299)
U.S. Treasury Notes	2.375%	08/15/2024	84,150	(87,599)	(87,758)

Total Short Sales				$(620,087)	$(622,237)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.
(2)	Payable for short sales includes $282 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

(g)	Securities with an aggregate market value of $1,977 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$520	$0	$0	$0	$520	$(534)	$(14)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(87,758)	(87,758)	(710)	(88,468)

Total Borrowings and Other Financing Transactions	$520	$0	$0	$(87,758)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

114	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	939	$(806)	$(1,027)

Total Written Options				$(806)	$(1,027)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	4,174	$3,981	$157	$0
90-Day Eurodollar December Futures	Short	12/2016	4,975	(8,379)	0	(560)
90-Day Eurodollar June Futures	Short	06/2015	651	(38)	0	(8)
90-Day Eurodollar June Futures	Long	06/2016	1,229	1,673	108	0
90-Day Eurodollar June Futures	Short	06/2017	3,662	(8,279)	0	(458)
90-Day Eurodollar March Futures	Long	03/2016	731	954	46	0
90-Day Eurodollar September Futures	Short	09/2015	445	(51)	0	(11)
90-Day Eurodollar September Futures	Short	09/2016	8	(1)	0	(1)
90-Day Eurodollar September Futures	Short	09/2017	1,487	(3,795)	0	(167)
Canada Government 10-Year Bond June Futures	Short	06/2015	308	(533)	24	(27)
Euro-Bobl June Futures	Long	06/2015	63	10	5	(4)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	454	602	513	0
Euro-Bund 10-Year Bond June Futures	Short	06/2015	235	(379)	15	(71)
U.S. Treasury 5-Year Note June Futures	Short	06/2015	1,829	(1,781)	0	(371)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	5,400	7,458	1,687	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	193	331	78	0
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2015	13	(65)	0	(4)
United Kingdom Long Gilt June Futures	Long	06/2015	279	753	8	(128)

Total Futures Contracts				$(7,539)	$2,641	$(1,810)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$56,840	$4,745	$1,550	$66	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	15,400	1,119	60	17	0

				$5,864	$1,610	$83	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$ 541,300	$(3,280)	$(1,694)	$0	$(233)
Receive	3-Month USD-LIBOR	2.000%	06/18/2019	196,900	(6,045)	(5,016)	0	(298)
Receive	3-Month USD-LIBOR	1.700%	10/16/2019	55,900	(1,013)	(1,003)	0	(90)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019	50,600	(793)	(793)	0	(81)
Receive	3-Month USD-LIBOR	2.500%	06/18/2021	277,500	(15,144)	(12,344)	0	(561)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	70,500	(3,838)	(3,746)	0	(145)
Receive	3-Month USD-LIBOR	2.600%	10/16/2024	10,000	(643)	(529)	0	(21)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024	342,900	(33,412)	(18,018)	0	(729)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025	33,800	(589)	(98)	0	(68)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	115

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	$ 63,900	$(19,747)	$(17,315)	$0	$(78)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044	61,500	(15,737)	(12,963)	0	(70)
Receive	6-Month EUR-EURIBOR	0.350%	09/16/2020	EUR 114,000	(344)	(251)	0	(98)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	79,600	(1,305)	(153)	0	(284)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045	11,700	(702)	(732)	0	(246)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045	3,700	(482)	1	2	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046	4,400	(879)	(341)	0	(102)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP 347,800	(7,051)	(7,641)	10	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022	43,700	(2,257)	(1,832)	8	0
Pay	6-Month GBP-LIBOR	2.000%	09/16/2025	9,700	380	(58)	3	0
Pay	28-Day MXN-TIIE	5.640%	06/04/2021	MXN 93,100	26	26	15	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021	287,800	23	(93)	45	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021	169,400	26	26	27	0
Pay	28-Day MXN-TIIE	6.075%	09/21/2021	900	1	2	0	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021	318,000	11	(328)	48	0
Pay	28-Day MXN-TIIE	5.680%	11/09/2021	93,700	16	16	14	0

					$(112,778)	$(84,877)	$172	$(3,104)

Total Swap Agreements					$(106,914)	$(83,267)	$255	$(3,104)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $40,767 and cash of $10,505 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,641	$255	$2,896	$(1,027)	$(1,810)	$(3,104)	$(5,941)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		BRL	6,959	$		2,296	$120	$(5)
	04/2015		GBP	16,427			24,759	393	0
	04/2015		INR	63			1	0	0
	04/2015	$		2,238		BRL	6,959	0	(58)
	04/2015			5,409		CAD	6,866	12	0
	04/2015			11,729		GBP	7,829	0	(116)
	05/2015		EUR	56,032	$		60,439	154	0
	05/2015		MXN	16,238			1,075	12	0
	05/2015	$		24,580		EUR	22,248	0	(643)
	05/2015			274		MXN	4,015	0	(11)
	06/2015		JPY	4,330,000	$		36,194	58	0

BPS	04/2015		BRL	6,959			2,169	0	(11)
	04/2015	$		2,238		BRL	6,959	0	(58)
	05/2015			7,850		EUR	7,234	0	(66)
	07/2015		BRL	258,000	$		103,919	25,255	0

BRC	04/2015	$		746		TRY	1,958	2	0
	04/2015		ZAR	28,159	$		2,405	94	0
	05/2015		MXN	13,567			911	24	0
	05/2015	$		103		MXN	1,515	0	(4)

CBK	04/2015		BRL	81,806	$		33,713	8,082	0
	04/2015	$		3,022		AUD	3,889	0	(60)
	04/2015			25,500		BRL	81,806	132	0
	04/2015			200		RUB	11,453	0	(4)
	05/2015		EUR	6,476	$		6,868	0	(100)
	05/2015		MXN	161,217			10,415	0	(134)
	05/2015		RUB	11,453			198	5	0

116	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015	$		1,444		EUR	1,268	$0	$(79)
	05/2015			2,520		MXN	38,198	10	(32)

DUB	04/2015		BRL	3,834	$		1,324	123	0
	04/2015		INR	260,252			4,114	0	(62)
	04/2015		JPY	9,415,807			78,797	289	0
	04/2015	$		18,357		AUD	23,960	0	(108)
	04/2015			1,195		BRL	3,834	6	0
	05/2015		MXN	59,409	$		3,834	0	(53)
	07/2015	$		57,995		BRL	157,339	0	(10,022)

FBF	04/2015		BRL	6,964	$		2,238	56	0
	04/2015	$		2,171		BRL	6,964	11	0
	04/2015			138,883		JPY	16,609,307	0	(397)
	05/2015		JPY	16,609,307	$		138,941	387	0
	05/2015		KRW	29,352,007			25,958	0	(462)
	07/2015		BRL	136,900			56,086	14,346	0

GLM	04/2015		AUD	29,673			23,132	532	0
	04/2015		GBP	5,371			8,268	301	0
	04/2015		INR	1,085,573			17,151	0	(270)
	04/2015		JPY	1,309,200			10,816	0	(100)
	04/2015	$		320		ILS	1,271	0	0
	05/2015		CHF	3,475	$		3,771	189	0
	05/2015		EUR	369,006			421,684	24,769	(105)
	05/2015	$		1,194		EUR	1,051	0	(63)
	05/2015			281		MXN	4,202	0	(6)
	08/2015		NOK	830	$		109	6	0

HUS	04/2015		CAD	555			438	0	(1)
	04/2015	$		21,983		EUR	20,021	0	(455)
	04/2015			1,030		SGD	1,380	0	(25)
	05/2015		EUR	20,021	$		21,992	455	0
	05/2015		MXN	15,823			1,042	7	0
	05/2015	$		25,469		MXN	390,702	97	(2)

JPM	04/2015		BRL	213,036	$		78,864	12,247	(133)
	04/2015		INR	408,161			6,446	0	(104)
	04/2015		JPY	6,035,700			49,723	0	(601)
	04/2015	$		68,658		BRL	213,036	340	(2,249)
	04/2015			76		HUF	21,087	0	0
	04/2015			27,022		MXN	397,661	0	(980)
	05/2015		BRL	148,799	$		45,897	0	(342)
	05/2015		EUR	9,410			10,034	0	(91)
	05/2015	$		30,784		MXN	451,531	0	(1,240)
	06/2015		INR	1,519,450	$		23,970	0	(99)

MSB	04/2015		RUB	11,453			170	0	(26)
	04/2015	$		1,250		JPY	151,400	12	0
	05/2015		MXN	59,393	$		3,833	0	(53)

NGF	04/2015		INR	380,193			6,010	0	(91)
	05/2015		MXN	59,394			3,834	0	(52)

SCX	06/2015	$		58,445		INR	3,688,470	0	(18)

SOG	04/2015		CAD	6,311	$		5,042	59	0
	05/2015	$		5,040		CAD	6,311	0	(59)

UAG	04/2015		EUR	20,021	$		22,770	1,242	0
	04/2015	$		34,039		INR	2,134,241	210	0
	05/2015			6,183		EUR	5,677	0	(75)
	06/2015		INR	2,134,241	$		33,576	0	(232)

Total Forward Foreign Currency Contracts								$90,037	$(19,957)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR 49,800	$82	$82

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016	$ 16,654	450	268
	Call - OTC USD versus CNH		7.400	02/02/2016	16,654	99	40

UAG	Call - OTC USD versus CNH		6.500	02/02/2016	16,654	350	201
	Call - OTC USD versus CNH		7.500	02/02/2016	16,654	91	36

						$1,072	$627

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	117

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	7,900	$16	$15
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		266,900	605	909
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		57,500	119	207

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		13,300	1,020	633
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		15,700	1,361	697
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		22,400	1,635	968

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		530,200	1,530	1,807

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		448,100	941	903
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		451,000	947	953
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		246,900	653	819
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		142,800	337	388
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		67,400	4,806	2,822

								$13,970	$11,121

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MYI	Call - OTC Fannie Mae 3.500% due 05/01/2045	$	111.750	05/06/2015	$100,000	$4	$0
	Call - OTC Fannie Mae 4.000% due 06/01/2045		114.750	06/04/2015	295,000	12	0

						$16	$0

Total Purchased Options						$15,058	$11,748

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR	10,296	$(149)	$(523)
	Call - OTC EUR versus JPY		142.900	04/14/2015		10,296	(101)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		41,273	(243)	(441)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	859	(18)	(24)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	23,349	(162)	(147)
	Call - OTC EUR versus USD		1.110	05/22/2015		23,349	(163)	(159)
	Put - OTC EUR versus USD		1.040	06/11/2015		5,566	(33)	(59)

BRC	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	$	6,900	(165)	(5)

CBK	Put - OTC USD versus JPY		93.000	04/21/2016		16,200	(389)	(24)

FBF	Put - OTC AUD versus USD	$	0.758	06/01/2015	AUD	16,400	(103)	(245)
	Put - OTC AUD versus USD		0.763	06/01/2015		16,400	(120)	(284)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	8,632	(192)	(244)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	11,757	(93)	(289)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	9,491	(305)	(374)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		33,307	(351)	(170)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		1,000	(25)	(1)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	16,100	(108)	(259)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	33,307	(306)	(143)

							$(3,026)	$(3,391)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	7,900	$(16)	$(16)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		11,900	(129)	(286)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		55,100	(669)	(1,720)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		55,900	(1,020)	(601)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		65,900	(1,360)	(668)

118	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017	$	94,100	$(1,636)	$(931)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		109,400	(1,547)	(3,415)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		448,100	(941)	(908)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		451,000	(947)	(965)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		27,200	(199)	(200)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		27,200	(187)	(149)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		282,900	(4,850)	(2,675)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		53,700	(653)	(997)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		30,900	(348)	(358)

								$(14,502)	$(13,889)

Total Written Options								$(17,528)	$(17,280)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at Beginning of Period	718	$52,700	AUD	0	EUR	135,000	GBP	0	JPY	0	NZD	0	$(1,295)
Sales	8,013	5,404,161		336,347		1,290,180		57,920		24,615		39,800	(55,074)
Closing Buys	(2,729)	(1,379,208)		(72,300)		(213,912)		0		(24,615)		0	23,721
Expirations	(4,133)	(2,051,157)		(158,807)		(958,241)		(37,520)		0		(39,800)	12,025
Exercised	(930)	(195,600)		(56,340)		(127,141)		(20,400)		0		0	2,289

Balance at End of Period	939	$1,830,896	AUD	48,900	EUR	125,886	GBP	0	JPY	0	NZD	0	$(18,334)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Pay	USD-BRL versus EUR-BRL	81.500%	04/24/2015	$ 500	$0	$(8)	$0	$(8)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	900	0	(17)	0	(17)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015	500	0	(9)	0	(9)

						$0	$(34)	$0	$(34)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	$ 1,800	$(41)	$11	$0	$(30)
	Italy Government International Bond	1.000%	12/20/2019	0.913%	11,700	36	15	51	0

BPS	China Government International Bond	1.000%	12/20/2019	0.827%	39,100	292	29	321	0

CBK	Italy Government International Bond	1.000%	03/20/2019	0.832%	2,100	(53)	67	14	0
	Italy Government International Bond	1.000%	12/20/2019	0.913%	19,000	42	40	82	0

DUB	China Government International Bond	1.000%	12/20/2019	0.827%	2,900	20	4	24	0

GST	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR 1,600	(69)	(228)	0	(297)

HUS	Brazil Government International Bond	1.000%	12/20/2019	2.676%	$ 2,800	(75)	(128)	0	(203)
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	5,600	(127)	37	0	(90)
	South Africa Government International Bond	1.000%	12/20/2019	1.963%	9,300	(348)	(46)	0	(394)

JPM	China Government International Bond	1.000%	12/20/2019	0.827%	10,800	79	9	88	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	1,800	(41)	11	0	(30)
	Volvo Treasury AB	1.000%	03/20/2021	0.887%	EUR 200	(11)	12	1	0

MYC	Italy Government International Bond	1.000%	12/20/2019	0.913%	$ 45,800	70	127	197	0

						$(226)	$(40)	$778	$(1,044)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	119

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$1,900	$255	$30	$285	$0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	1,900	254	31	285	0

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	14,890	(46)	36	0	(10)

					$463	$97	$570	$(10)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	43,500	$74	$(235)	$0	$(161)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	18,600	(21)	175	154	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	975	(1)	158	157	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		220	1	(3)	0	(2)

BPS	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	92,600	29	(371)	0	(342)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		90,600	(24)	(229)	0	(253)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	17,600	(3)	158	155	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	490	3	75	78	0

CBK	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	8,800	0	65	65	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		13,100	(2)	(13)	0	(15)
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	220	0	3	3	0

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	62,600	102	(334)	0	(232)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		89,300	53	(302)	0	(249)
	Pay	1-Year BRL-CDI	12.330%	01/04/2021		98,200	(105)	(218)	0	(323)

FBF	Pay	1-Year BRL-CDI	12.360%	01/02/2018		120,200	194	(639)	0	(445)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		89,300	95	(344)	0	(249)
	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	400	6	12	18	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		900	1	146	147	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		300	(1)	28	27	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		400	3	55	58	0

GLM	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	49,100	1	(261)	0	(260)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	45,700	(103)	404	301	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		43,000	(3)	477	474	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		40,900	(4)	(47)	0	(51)
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	7,520	0	76	76	0

HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	49,500	17	(280)	0	(263)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	500	3	70	73	0

MYC	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	50,400	7	(275)	0	(268)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		117,000	(180)	(1,547)	0	(1,727)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	2,200	0	24	24	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	710	1	115	116	0

UAG	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	25,300	(24)	191	167	0
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	200	0	3	3	0

							$119	$(2,863)	$2,096	$(4,840)

120	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
FBF	Receive	RALVEIIT Index	9,289,452	1-Month USD-LIBOR plus a specified spread	04/07/2015	$952,529		$38,720	$38,720	$0
	Receive	RALVEIIT Index	5,910,873	1-Month USD-LIBOR plus a specified spread	05/29/2015	623,626		7,000	7,000	0
	Receive	RALVEIIT Index	74,322	1-Month USD-LIBOR plus a specified spread	01/15/2016	7,830		104	104	0

GST	Receive	RALVEIIT Index	2,972,063	1-Month USD-LIBOR plus a specified spread	04/07/2015	302,309		14,867	14,867	0
	Receive	RALVEIIT Index	5,066,490	1-Month USD-LIBOR plus a specified spread	03/15/2016	528,739		12,055	12,055	0

								$72,746	$72,746	$0

Total Swap Agreements							$356	$69,906	$76,190	$(5,928)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(k)	Securities with an aggregate market value of $18,177 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$749	$1,213	$647	$2,609	$(833)	$(3,010)	$(193)	$(4,036)	$(1,427)	$1,717	$290
BPS	25,255	0	554	25,809	(135)	(365)	(595)	(1,095)	24,714	(25,390)	(676)
BRC	120	0	0	120	(4)	(5)	0	(9)	111	0	111
CBK	8,229	0	449	8,678	(409)	(24)	(15)	(448)	8,230	(8,380)	(150)
DUB	418	2,298	24	2,740	(10,245)	(2,200)	(804)	(13,249)	(10,509)	12,034	1,525
FBF	14,800	0	46,074	60,874	(859)	(773)	(719)	(2,351)	58,523	(78,920)	(20,397)
GLM	25,797	1,807	851	28,455	(544)	(3,415)	(320)	(4,279)	24,176	(21,210)	2,966
GST	0	0	26,922	26,922	0	0	(307)	(307)	26,615	(37,040)	(10,425)
HUS	559	0	0	559	(483)	(289)	(950)	(1,722)	(1,163)	963	(200)
JPM	12,587	308	162	13,057	(5,839)	(545)	(30)	(6,414)	6,643	(7,090)	(447)
MSB	12	0	0	12	(79)	(259)	0	(338)	(326)	307	(19)
MYC	0	5,885	337	6,222	0	(6,252)	(1,995)	(8,247)	(2,025)	1,573	(452)
NGF	0	0	0	0	(143)	0	0	(143)	(143)	(100)	(243)
SCX	0	0	0	0	(18)	0	0	(18)	(18)	653	635
SOG	59	0	0	59	(59)	0	0	(59)	0	(160)	(160)
UAG	1,452	237	170	1,859	(307)	(143)	0	(450)	1,409	(1,199)	210

Total Over the Counter	$90,037	$11,748	$76,190	$177,975	$(19,957)	$(17,280)	$(5,928)	$(43,165)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	121

Schedule of Investments PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,641	$2,641
Swap Agreements	0	83	0	0	172	255

	$0	$83	$0	$0	$2,813	$2,896

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$90,037	$0	$90,037
Purchased Options	0	0	0	627	11,121	11,748
Swap Agreements	0	1,348	72,746	0	2,096	76,190

	$0	$1,348	$72,746	$90,664	$13,217	$177,975

	$0	$1,431	$72,746	$90,664	$16,030	$180,871

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,027	$1,027
Futures	0	0	0	0	1,810	1,810
Swap Agreements	0	0	0	0	3,104	3,104

	$0	$0	$0	$0	$5,941	$5,941

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,957	$0	$19,957
Written Options	0	0	0	3,391	13,889	17,280
Swap Agreements	0	1,054	0	34	4,840	5,928

	$0	$1,054	$0	$23,382	$18,729	$43,165

	$0	$1,054	$0	$23,382	$24,670	$49,106

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:
	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(252)	$(252)
Written Options	0	0	515	0	1,985	2,500
Futures	0	0	(2,420)	0	25,088	22,668
Swap Agreements	0	1,388	0	0	(64,822)	(63,434)

	$0	$1,388	$(1,905)	$0	$(38,001)	$(38,518)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$150,329	$0	$150,329
Purchased Options	0	0	0	(91)	12,216	12,125
Written Options	0	1,855	111	5,673	(11,576)	(3,937)
Swap Agreements	0	2,195	(7,325)	(14,383)	5,442	(14,071)

	$0	$4,050	$(7,214)	$141,528	$6,082	$144,446

	$0	$5,438	$(9,119)	$141,528	$(31,919)	$105,928

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(234)	$(234)
Futures	0	0	0	0	(7,000)	(7,000)
Swap Agreements	0	1,610	0	0	(82,501)	(80,891)

	$0	$1,610	$0	$0	$(89,735)	$(88,125)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$72,683	$0	$72,683
Purchased Options	0	0	0	(445)	(2,864)	(3,309)
Written Options	0	(178)	0	(532)	609	(101)
Swap Agreements	0	(850)	66,387	(34)	(3,894)	61,609

	$0	$(1,028)	$66,387	$71,672	$(6,149)	$130,882

	$0	$582	$66,387	$71,672	$(95,884)	$42,757

122	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$27,896	$0	$27,896
Corporate Bonds & Notes
Banking & Finance	0	503,378	4,933	508,311
Industrials	0	117,685	6,335	124,020
Utilities	0	55,936	0	55,936
Municipal Bonds & Notes
Rhode Island	0	1,772	0	1,772
West Virginia	0	3,403	0	3,403
U.S. Government Agencies	0	235,612	0	235,612
U.S. Treasury Obligations	0	530,522	0	530,522
Mortgage-Backed Securities	0	97,513	0	97,513
Asset-Backed Securities	0	203,998	6,467	210,465
Sovereign Issues	0	282,855	0	282,855
Preferred Securities
Banking & Finance	184	0	0	184
Short-Term Instruments
Certificates of Deposit	0	73,262	0	73,262
Commercial Paper	0	3,958	0	3,958
Repurchase Agreements	0	520	0	520
Japan Treasury Bills	0	36,103	0	36,103
U.S. Treasury Bills	0	5,242	0	5,242
	$184	$2,179,655	$17,735	$2,197,574

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$409,927	$0	$0	$409,927

Total Investments	$410,111	$2,179,655	$17,735	$2,607,501

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(534,479)	0	(534,479)
U.S. Treasury Obligations	0	(87,758)	0	(87,758)
	$0	$(622,237)	$0	$(622,237)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,641	255	0	2,896
Over the counter	0	177,975	0	177,975
	$2,641	$178,230	$0	$180,871

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,810)	(4,131)	0	(5,941)
Over the counter	0	(43,165)	0	(43,165)
	$(1,810)	$(47,296)	$0	$(49,106)

Totals	$410,942	$1,688,352	$17,735	$2,117,029

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	123

Schedule of Investments PIMCO Low Volatility RAFI®-PLUS AR Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.7%

BANK LOAN OBLIGATIONS 0.5%
Burger King Worldwide, Inc.
4.500% due 12/12/2021		$5,154	$5,211
Dell, Inc.
3.750% due 10/29/2018		214	215
MGM Resorts International
3.500% due 12/20/2019		196	195

Total Bank Loan Obligations (Cost $5,511)			5,621

CORPORATE BONDS & NOTES 19.7%

BANKING & FINANCE 14.9%
Ally Financial, Inc.
2.750% due 01/30/2017		1,300	1,298
2.937% due 07/18/2016		200	201
3.250% due 09/29/2017		4,000	3,983
3.500% due 07/18/2016		300	305
4.625% due 06/26/2015		600	604
5.500% due 02/15/2017		800	834
8.000% due 03/15/2020		241	288
Ayt Cedulas Cajas Global
0.153% due 02/22/2018	EUR	900	958
Banca Carige SpA
3.750% due 11/25/2016		1,100	1,250
Banca Monte dei Paschi di Siena SpA
3.125% due 06/30/2015		200	216
4.875% due 09/15/2016		300	344
5.000% due 02/09/2019		600	730
Banco Bradesco S.A.
4.500% due 01/12/2017		$200	206
Banco do Brasil S.A.
6.000% due 01/22/2020		2,500	2,675
Banco Popolare SC
3.625% due 03/31/2017	EUR	400	460
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)		3,000	3,762
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$900	914
Banco Santander Chile
1.152% due 04/11/2017		700	698
3.750% due 09/22/2015		400	405
Banco Santander S.A.
6.250% due 09/11/2021 (d)	EUR	5,100	5,521
Bank of America Corp.
0.872% due 08/25/2017		$100	100
1.144% due 04/01/2019		100	101
1.335% due 03/22/2018		2,400	2,429
2.650% due 04/01/2019		100	102
6.500% due 08/01/2016		200	213
Bank of America N.A.
0.551% due 06/15/2016		1,900	1,893
0.676% due 05/08/2017		12,900	12,885
5.300% due 03/15/2017		325	347
Bank of Nova Scotia
0.562% due 04/11/2017		1,300	1,300
Bankia S.A.
3.625% due 10/05/2016	EUR	900	1,020
4.250% due 07/05/2016		1,800	2,040
Barclays Bank PLC
7.625% due 11/21/2022		$400	469
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	400	445
8.000% due 12/15/2020 (d)		1,000	1,200
BBVA Bancomer S.A.
4.500% due 03/10/2016		$1,500	1,549

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$3,600	$4,147
BNP Paribas S.A.
0.566% due 11/07/2015		1,100	1,101
BPCE S.A.
0.901% due 06/17/2017		900	902
BPE Financiaciones S.A.
4.000% due 07/17/2015	EUR	500	543
Caixa Economica Federal
2.375% due 11/06/2017		$100	95
4.250% due 05/13/2019		300	289
CIT Group, Inc.
4.250% due 08/15/2017		1,900	1,933
5.000% due 05/15/2017		200	206
Citigroup, Inc.
4.587% due 12/15/2015		1,400	1,436
Credit Agricole S.A.
0.813% due 06/12/2017		3,500	3,499
6.500% due 06/23/2021 (d)	EUR	3,300	3,743
7.875% due 01/23/2024 (d)		$200	212
Credit Suisse
0.567% due 03/11/2016		3,100	3,098
Depfa ACS Bank
3.875% due 11/14/2016	EUR	2,900	3,309
Dexia Credit Local S.A.
0.636% due 11/07/2016		$2,600	2,609
0.652% due 01/11/2017		1,100	1,104
2.000% due 01/22/2021	EUR	200	236
Eksportfinans ASA
0.720% due 07/28/2016	JPY	100,000	817
2.000% due 09/15/2015		$800	802
European Investment Bank
7.500% due 12/15/2017	NZD	400	328
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	500	739
Ford Motor Credit Co. LLC
1.700% due 05/09/2016		$900	904
3.984% due 06/15/2016		7,600	7,837
General Electric Capital Corp.
3.800% due 06/18/2019		100	107
General Motors Financial Co., Inc.
2.750% due 05/15/2016		700	709
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	700	810
GMAC International Finance BV
7.500% due 04/21/2015		100	108
HBOS PLC
0.840% due 09/01/2016		600	645
6.750% due 05/21/2018		$100	112
ING Bank NV
5.125% due 05/01/2015		6,200	6,219
International Lease Finance Corp.
4.875% due 04/01/2015		1,000	1,000
5.750% due 05/15/2016		300	312
6.750% due 09/01/2016		400	426
7.125% due 09/01/2018		1,500	1,688
8.625% due 09/15/2015		2,000	2,060
8.750% due 03/15/2017		2,200	2,436
8.875% due 09/01/2017		100	113
JPMorgan Chase & Co.
0.777% due 02/15/2017		700	701
0.806% due 04/25/2018		3,400	3,399
1.350% due 02/15/2017		600	602
2.600% due 01/15/2016		700	710
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	3,132	4,963

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Metropolitan Life Global Funding
1.700% due 06/29/2015		$900	$903
Morgan Stanley
0.733% due 10/15/2015		1,000	1,002
1.536% due 04/25/2018		600	610
Navient Corp.
4.625% due 09/25/2017		200	204
5.000% due 04/15/2015		1,700	1,702
6.000% due 01/25/2017		1,300	1,371
6.250% due 01/25/2016		3,653	3,767
8.450% due 06/15/2018		400	445
Principal Life Income Funding Trusts
5.550% due 04/27/2015		600	602
Prudential Covered Trust
2.997% due 09/30/2015		3,080	3,111
QBE Capital Funding Ltd.
7.250% due 05/24/2041		350	390
Rabobank Group
3.375% due 01/19/2017		3,000	3,128
4.000% due 09/10/2015	GBP	400	602
8.375% due 07/26/2016 (d)		$500	534
8.400% due 06/29/2017 (d)		1,300	1,443
RCI Banque S.A.
4.600% due 04/12/2016		2,100	2,172
Shinsei Bank Ltd.
7.375% due 09/14/2020	EUR	400	440
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		$1,100	1,101
Springleaf Finance Corp.
5.400% due 12/01/2015		500	509
Stadshypotek AB
1.250% due 05/23/2018		1,100	1,096
Sumitomo Mitsui Financial Group, Inc.
4.436% due 04/02/2024		300	322
Swedbank Hypotek AB
1.375% due 03/28/2018		500	501
Toronto-Dominion Bank
2.125% due 07/02/2019		1,100	1,115
UBS AG
0.969% due 03/26/2018		4,400	4,407
5.125% due 05/15/2024		400	417
5.875% due 12/20/2017		3,000	3,332
7.250% due 02/22/2022		400	431
UniCredit SpA
6.750% due 09/10/2021 (d)	EUR	600	660
8.000% due 06/03/2024 (d)		$200	207
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	100	156
Wachovia Capital Trust
5.570% due 05/01/2015 (d)		$1,000	992
Wells Fargo & Co.
0.671% due 09/14/2018		4,500	4,485
WM Covered Bond Program
4.000% due 11/26/2016	EUR	1,500	1,707

			162,618

INDUSTRIALS 3.1%
Actavis Funding SCS
1.523% due 03/12/2020		$900	913
4.750% due 03/15/2045		1,200	1,279
ADT Corp.
4.875% due 07/15/2042		700	563
Altice S.A.
6.250% due 02/15/2025	EUR	1,400	1,509
Amgen, Inc.
0.862% due 05/22/2019		$300	301

124	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.200% due 05/22/2019		$900	$912
BAT International Finance PLC
1.400% due 06/05/2015		1,280	1,282
BMW U.S. Capital LLC
0.602% due 06/02/2017		2,200	2,199
CNPC General Capital Ltd.
1.157% due 05/14/2017		200	200
2.750% due 05/14/2019		1,300	1,308
ConAgra Foods, Inc.
0.626% due 07/21/2016		200	199
Cox Communications, Inc.
5.500% due 10/01/2015		500	512
Daimler Finance North America LLC
0.615% due 03/10/2017		800	801
DISH DBS Corp.
4.250% due 04/01/2018		100	101
4.625% due 07/15/2017		200	206
7.125% due 02/01/2016		1,300	1,354
7.750% due 05/31/2015		3,900	3,932
Enterprise Products Operating LLC
1.250% due 08/13/2015		1,000	1,002
HCA, Inc.
5.000% due 03/15/2024		200	213
6.500% due 02/15/2016		1,000	1,039
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	2,900	2,183
KP Germany Erste GmbH
11.625% due 07/15/2017		200	233
Masco Corp.
6.125% due 10/03/2016		$100	107
MGM Resorts International
7.625% due 01/15/2017		1,300	1,396
10.000% due 11/01/2016		400	445
Mondelez International, Inc.
2.250% due 02/01/2019		200	202
Nissan Motor Acceptance Corp.
0.812% due 03/03/2017		400	401
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		1,400	1,403
PepsiCo, Inc.
0.471% due 02/26/2016		1,010	1,011
Roche Holdings, Inc.
0.613% due 09/30/2019		1,600	1,604
Statoil ASA
0.716% due 11/08/2018		1,000	1,001
Thermo Fisher Scientific, Inc.
3.200% due 05/01/2015		2,000	2,004
Zimmer Holdings, Inc.
4.250% due 08/15/2035		1,400	1,447

			33,262

UTILITIES 1.7%
AES Corp.
3.262% due 06/01/2019		700	698
Laclede Group, Inc.
1.007% due 08/15/2017		2,200	2,199
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		85	74
Petrobras Global Finance BV
2.393% due 01/15/2019		2,100	1,824
2.631% due 03/17/2017		2,100	1,937
2.750% due 01/15/2018	EUR	200	194
3.250% due 03/17/2017		$800	740
3.250% due 04/01/2019	EUR	400	384
3.750% due 01/14/2021		500	476
4.375% due 05/20/2023		$500	429

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 03/17/2020		$500	$450
6.250% due 12/14/2026	GBP	200	257
7.875% due 03/15/2019		$600	614
Sprint Communications, Inc.
6.000% due 12/01/2016		1,100	1,151
8.375% due 08/15/2017		100	109
9.125% due 03/01/2017		1,400	1,533
SSE PLC
5.625% due 10/01/2017 (d)	EUR	500	586
Verizon Communications, Inc.
1.801% due 09/15/2016		$2,800	2,846
2.500% due 09/15/2016		343	350
3.650% due 09/14/2018		1,000	1,064
Vodafone Group PLC
0.642% due 02/19/2016		400	400

			18,315

Total Corporate Bonds & Notes (Cost $221,564)			214,195

MUNICIPAL BONDS & NOTES 0.2%

WEST VIRGINIA 0.2%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		1,895	1,658

Total Municipal Bonds & Notes (Cost $1,611)			1,658

U.S. GOVERNMENT AGENCIES 2.2%
Fannie Mae
0.234% due 07/25/2037		30	30
0.524% due 09/25/2042		41	41
3.500% due 05/01/2030		8,000	8,475
Freddie Mac
0.575% due 11/15/2043		1,579	1,586
Ginnie Mae
3.500% due 04/01/2045		13,000	13,696

Total U.S. Government Agencies (Cost $23,719)			23,828

U.S. TREASURY OBLIGATIONS 31.9%
U.S. Treasury Bonds
3.125% due 08/15/2044		41,600	46,647
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (h)		26,326	26,643
0.125% due 01/15/2023 (h)		3,646	3,666
0.125% due 07/15/2024 (h)		78,063	78,209
0.250% due 01/15/2025		35,231	35,556
1.750% due 01/15/2028		1,450	1,701
2.375% due 01/15/2025 (h)		6,324	7,679
U.S. Treasury Notes
0.250% due 05/31/2015 (h)(j)		2,936	2,936
1.875% due 11/30/2021 (h)(j)		28,500	28,852
2.125% due 09/30/2021 (j)		72,900	74,990
2.125% due 12/31/2021 (j)		37,600	38,663
2.250% due 07/31/2021 (h)(j)		1,800	1,867

Total U.S. Treasury Obligations (Cost $335,482)			347,409

MORTGAGE-BACKED SECURITIES 2.9%
Aggregator of Loans Backed by Assets
3.004% due 05/25/2051	GBP	240	360
BAMLL Commercial Mortgage Securities Trust
1.522% due 12/15/2029		$5,600	5,625
Banc of America Funding Trust
2.868% due 01/20/2047 ^		1,844	1,551

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BCAP LLC Trust
0.384% due 05/25/2047		$419	$313
Bear Stearns Adjustable Rate Mortgage Trust
2.526% due 01/25/2034		135	127
2.797% due 02/25/2034		398	391
Bear Stearns ALT-A Trust
2.718% due 11/25/2036		613	476
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036		2,885	2,360
Berica Residential MBS SRL
0.288% due 03/31/2048	EUR	242	256
Citigroup Commercial Mortgage Trust
0.925% due 06/15/2033		$1,100	1,097
2.202% due 09/10/2045 (a)		965	94
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035		57	57
Commercial Mortgage Trust
1.077% due 06/11/2027		800	798
Countrywide Alternative Loan Trust
0.454% due 12/25/2035		39	34
0.674% due 12/25/2035 ^		214	155
Countrywide Home Loan Mortgage Pass-Through Trust
2.330% due 02/20/2036		700	602
2.408% due 11/25/2034		34	33
2.458% due 10/19/2032		21	18
2.471% due 08/25/2034		34	29
5.026% due 10/20/2035		516	468
Credit Suisse First Boston Mortgage Securities Corp.
0.824% due 11/25/2031		64	55
Deco UK PLC
0.724% due 01/27/2020	GBP	660	949
Eurohome UK Mortgages PLC
0.714% due 06/15/2044		407	573
Granite Mortgages PLC
1.237% due 07/20/2043		$512	514
HarborView Mortgage Loan Trust
0.398% due 05/19/2035		1,825	1,529
Hyatt Hotel Portfolio Trust
1.425% due 11/15/2029		5,400	5,420
IndyMac Mortgage Loan Trust
2.617% due 06/25/2035 ^		448	394
4.149% due 05/25/2036 ^		210	180
JPMorgan Mortgage Trust
2.545% due 08/25/2036 ^		55	49
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.615% due 12/15/2030		15	14
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035		7	7
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037		280	257
Newgate Funding PLC
0.722% due 12/01/2050	GBP	900	1,238
Puma Finance Pty. Ltd.
3.065% due 10/18/2045	AUD	582	442
3.168% due 05/13/2045		596	454
RMAC PLC
0.162% due 06/12/2037	EUR	2,002	2,035
RMAC Securities PLC
0.712% due 06/12/2044	GBP	854	1,188
Structured Asset Mortgage Investments Trust
0.428% due 07/19/2035		$42	39
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035		224	216
Thornburg Mortgage Securities Trust
1.424% due 06/25/2047 ^		51	45

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	125

Schedule of Investments PIMCO Low Volatility RAFI®-PLUS AR Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vulcan European Loan Conduit Ltd.
0.328% due 05/15/2017	EUR	115	$121
Wells Fargo Commercial Mortgage Trust
1.186% due 02/15/2027		$300	299
Wells Fargo Mortgage-Backed Securities Trust
2.616% due 03/25/2035		743	748

Total Mortgage-Backed Securities (Cost $32,688)			31,610

ASSET-BACKED SECURITIES 4.9%
ACE Securities Corp.
0.794% due 02/25/2036 ^		600	493
Aimco CLO
0.511% due 08/20/2020		237	236
Ally Auto Receivables Trust
0.480% due 02/15/2017		866	866
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.684% due 10/25/2035		7,530	6,345
Amortizing Residential Collateral Trust
0.754% due 07/25/2032		825	768
Argent Securities Trust
0.334% due 05/25/2036		15,114	5,693
Atrium CDO Corp.
1.357% due 11/16/2022		687	688
Bear Stearns Asset-Backed Securities Trust
0.624% due 08/25/2036		300	254
1.566% due 01/25/2035		34	32
Cairn CLO BV
0.413% due 10/15/2022	EUR	62	67
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045		$438	371
Claris ABS
0.538% due 10/31/2060	EUR	726	776
COA Summit CLO Ltd.
1.607% due 04/20/2023		$250	250
Countrywide Asset-Backed Certificates
0.504% due 07/25/2036		252	208
Dureve Ltd.
0.548% due 11/01/2095	EUR	10	10
Ford Credit Auto Owner Trust
0.470% due 03/15/2017		$556	556
Franklin CLO Ltd.
0.486% due 08/09/2019		2,979	2,938
Gallatin CLO Ltd.
1.523% due 07/15/2023		200	200
GE Equipment Transportation LLC
0.550% due 12/23/2016		622	622
GE-WMC Asset-Backed Pass-Through Certificates
0.424% due 12/25/2035		3,181	2,926
GSAMP Trust
0.324% due 09/25/2036		1,615	763
Harbourmaster CLO BV
1.005% due 02/06/2024	EUR	800	849
HSI Asset Securitization Corp. Trust
0.284% due 12/25/2036		$2,010	957
JPMorgan Mortgage Acquisition Corp.
0.644% due 09/25/2035		239	182
Jubilee CDO BV
0.396% due 09/20/2022	EUR	600	640
LCM LP
1.513% due 04/15/2022		$500	500
Long Beach Mortgage Loan Trust
0.734% due 09/25/2034		404	358
Merrill Lynch Mortgage Investors Trust
0.244% due 04/25/2047		2,665	1,538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Motor PLC
0.654% due 08/25/2021		$692	$693
Navient Private Education Loan Trust
0.875% due 09/16/2024		755	754
Neuberger Berman CLO Ltd.
1.406% due 07/25/2023		1,500	1,502
New Century Home Equity Loan Trust
0.424% due 08/25/2036		17,000	9,830
Nissan Auto Lease Trust
0.480% due 09/15/2016		975	974
Octagon Investment Partners Ltd.
1.525% due 05/05/2023		2,200	2,195
OneMain Financial Issuance Trust
2.470% due 09/18/2024		700	698
Option One Mortgage Loan Trust
0.394% due 01/25/2037		188	116
Panther CDO BV
0.364% due 03/20/2084	EUR	1,169	1,217
Race Point CLO Ltd.
1.541% due 12/15/2022		$556	555
Residential Asset Mortgage Products Trust
1.824% due 11/25/2034		267	253
Residential Asset Securities Corp. Trust
0.344% due 11/25/2036		1,039	916
Santander Drive Auto Receivables Trust
0.540% due 08/15/2017		612	612
SLM Student Loan Trust
0.756% due 10/25/2017		40	40
Structured Asset Investment Loan Trust
1.149% due 09/25/2034		2,588	2,268
Toyota Auto Receivables Owner Trust
0.400% due 12/15/2016		749	749

Total Asset-Backed Securities (Cost $53,617)			53,458

SOVEREIGN ISSUES 10.3%
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	27,900	8,485
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		1,300	344
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$500	550
Export-Import Bank of Korea
1.003% due 01/14/2017		2,000	2,010
Hellenic Republic Government Bond
4.750% due 04/17/2019	EUR	1,600	1,144
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	200	161
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	21,700	26,007
3.750% due 09/01/2024		24,600	32,359
4.500% due 05/01/2023		2,200	2,996
4.500% due 03/01/2024		10,400	14,324
4.750% due 08/01/2023		4,100	5,691
4.750% due 09/01/2028		1,400	2,090
4.750% due 09/01/2044		1,200	2,059
Korea Land & Housing Corp.
1.875% due 08/02/2017		$900	902
Mexico Government International Bond
4.750% due 06/14/2018	MXN	34,000	2,233
7.750% due 05/29/2031		18,770	1,401
7.750% due 11/23/2034		8,100	612
Spain Government International Bond
4.800% due 01/31/2024	EUR	5,900	8,318
5.150% due 10/31/2028		200	310

Total Sovereign Issues (Cost $120,730)			111,996

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
GMAC Capital Trust
8.125% due 02/15/2040		7,000	$184

Total Preferred Securities (Cost $188)			184

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.1%

CERTIFICATES OF DEPOSIT 0.3%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$1,500	1,499
Credit Suisse
0.583% due 08/24/2015		100	100
0.631% due 01/28/2016		500	500
Intesa Sanpaolo SpA
1.632% due 04/11/2016		700	703

			2,802

COMMERCIAL PAPER 0.1%
Tesco Treasury Services PLC
1.024% due 08/18/2015		600	594

REPURCHASE AGREEMENTS (e) 0.0%
			321

JAPAN TREASURY BILLS 4.5%
0.000% due 06/08/2015	JPY	5,920,000	49,359

U.S. TREASURY BILLS 0.2%
0.021% due 05/07/2015 - 06/25/2015 (b)(f)(j)		$2,220	2,220

Total Short-Term Instruments (Cost $55,213)			55,296

Total Investments in Securities (Cost $850,323)			845,255

		SHARES
INVESTMENTS IN AFFILIATES 24.6%

SHORT-TERM INSTRUMENTS 24.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.6%
PIMCO Short-Term Floating NAV Portfolio		6,392	64
PIMCO Short-Term Floating NAV Portfolio III		26,926,598	267,031

Total Short-Term Instruments (Cost $267,035)			267,095

Total Investments in Affiliates (Cost $267,035)			267,095

Total Investments 102.3% (Cost $1,117,358)			$1,112,350

Financial Derivative Instruments (g)(i) 3.9% (Cost or Premiums, net $(1,389))			42,781

Other Assets and Liabilities, net (6.2%)			(67,493)

Net Assets 100.0%			$1,087,638

126	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$321	Fannie Mae 2.200% due 10/17/2022	$(330)	$321	$321

Total Repurchase Agreements						$(330)	$321	$321

(1)	Includes accrued interest.

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing outstanding during the period ended March 31, 2015 was $2,182 at a weighted average interest rate of (0.036%).

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales (2)
Fannie Mae*	3.000%	04/01/2045	$17,000	$(17,167)	$(17,384)
Fannie Mae*	3.500%	04/01/2045	19,000	(19,845)	(19,962)
Fannie Mae*	3.500%	05/01/2045	77,000	(80,646)	(80,706)
Fannie Mae*	4.000%	05/01/2045	72,200	(76,973)	(77,083)
U.S. Treasury Notes	2.375%	08/15/2024	15,800	(16,448)	(16,478)

Total Short Sales				$(211,079)	$(211,613)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.
(2)	Payable for short sales includes $53 of accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $803 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
SSB	$321	$0	$0	$0	$321	$(330)	$(9)

Master Securities Forward Transaction Agreement
BCY	0	0	0	(16,478)	(16,478)	0	(16,478)

Total Borrowings and Other Financing Transactions	$321	$0	$0	$(16,478)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$108.000	05/22/2015	300	$2	$5
Put - CBOT U.S. Treasury 10-Year Note June Futures	113.000	05/22/2015	1,000	9	15

				$11	$20

Total Purchased Options				$11	$20

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	127

Schedule of Investments PIMCO Low Volatility RAFI®-PLUS AR Fund (Cont.)

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	463	$(397)	$(507)

Total Written Options				$(397)	$(507)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	184	$(27)	$0	$(7)
90-Day Eurodollar December Futures	Short	12/2016	1,531	(2,571)	0	(172)
90-Day Eurodollar June Futures	Short	06/2015	301	(18)	0	(4)
90-Day Eurodollar June Futures	Long	06/2016	911	1,240	80	0
90-Day Eurodollar June Futures	Short	06/2017	939	(2,123)	0	(117)
90-Day Eurodollar March Futures	Long	03/2016	114	149	7	0
90-Day Eurodollar September Futures	Short	09/2015	204	(23)	0	(5)
90-Day Eurodollar September Futures	Short	09/2016	4	(1)	0	0
90-Day Eurodollar September Futures	Short	09/2017	381	(972)	0	(43)
Canada Government 10-Year Bond June Futures	Short	06/2015	144	(249)	11	(12)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	31	36	35	0
Euro-Bund 10-Year Bond June Futures	Short	06/2015	92	(169)	6	(28)
U.S. Treasury 5-Year Note June Futures	Short	06/2015	579	(512)	0	(118)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	2,099	2,825	656	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	55	95	22	0
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2015	6	(30)	0	(2)
United Kingdom Long Gilt June Futures	Short	06/2015	12	(43)	6	0

Total Futures Contracts				$(2,393)	$823	$(508)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$24,304	$2,029	$682	$28	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	6,600	480	26	8	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	58,800	1,092	62	9	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	40,250	683	226	7	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	19,200	353	(6)	3	0

				$4,637	$990	$55	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$	200,900	$(1,217)	$(629)	$0	$(87)
Receive	3-Month USD-LIBOR	1.700%	10/16/2019		32,800	(595)	(588)	0	(53)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		29,700	(466)	(465)	0	(48)
Receive	3-Month USD-LIBOR	2.500%	06/18/2021		1,400	(77)	(69)	0	(3)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		394,300	(21,465)	(17,990)	0	(813)
Receive	3-Month USD-LIBOR	2.600%	10/16/2024		5,600	(360)	(296)	0	(12)
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		86,300	(8,409)	(4,535)	0	(183)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		11,200	(195)	(33)	0	(23)

128	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	3.750%	06/18/2044	$	1,700	$(525)	$(486)	$0	$(2)
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		21,600	(5,527)	(4,589)	0	(24)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	58,400	(957)	(410)	0	(209)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045		5,500	(330)	(344)	0	(115)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045		1,900	(247)	1	1	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		2,800	(559)	(166)	0	(57)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP	19,300	(391)	(454)	0	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		20,100	(1,038)	(842)	4	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN	39,200	3	(23)	6	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021		13,900	2	2	2	0
Pay	28-Day MXN-TIIE	6.075%	09/21/2021		102,600	178	178	16	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		146,000	5	(67)	22	0
Pay	28-Day MXN-TIIE	5.670%	11/09/2021		30,600	4	4	4	0
Pay	28-Day MXN-TIIE	5.675%	11/09/2021		106,600	16	(151)	16	0
Pay	28-Day MXN-TIIE	5.680%	11/09/2021		114,400	19	19	17	0

						$(42,131)	$(31,933)	$88	$(1,629)

Total Swap Agreements						$(37,494)	$(30,943)	$143	$(1,629)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $17,875 and cash of $3,918 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$20	$823	$143	$986	$(507)	$(508)	$(1,637)	$(2,652)

(4)	Unsettled variation margin liability of $(8) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	199	$		157	$0	$(1)

BOA	04/2015		BRL	3,296			1,027	0	(5)
	04/2015		GBP	281			419	2	0
	04/2015		NZD	445			334	2	0
	04/2015	$		1,060		BRL	3,296	0	(27)
	04/2015			3,367		CAD	4,274	7	0
	04/2015			6,167		GBP	4,116	0	(61)
	04/2015			61,503		JPY	7,351,558	0	(207)
	05/2015		EUR	24,329	$		26,243	67	0
	05/2015		JPY	7,351,558			61,529	202	0
	05/2015		MXN	25,076			1,659	19	0
	05/2015	$		15,004		EUR	13,567	0	(407)
	05/2015			207		MXN	3,036	0	(8)
	06/2015		JPY	5,920,000	$		49,485	80	0

BPS	04/2015		BRL	3,296			1,027	0	(5)
	04/2015	$		1,060		BRL	3,296	0	(27)
	05/2015			1,629		JPY	193,100	0	(19)
	07/2015		BRL	24,600	$		9,851	2,350	0

BRC	04/2015		ZAR	3,914			334	13	0
	05/2015		MXN	8,288			554	12	0

CBK	04/2015		BRL	6,578			2,711	650	0
	04/2015		CAD	307			246	3	0
	04/2015	$		1,226		AUD	1,578	0	(24)
	04/2015			2,050		BRL	6,578	11	0
	05/2015		EUR	1,985	$		2,105	0	(31)
	05/2015		MXN	97,826			6,332	0	(69)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	129

Schedule of Investments PIMCO Low Volatility RAFI®-PLUS AR Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015	$		824		EUR	724	$0	$(45)
	05/2015			543		MXN	8,119	0	(11)

DUB	04/2015		BRL	2,593	$		895	83	0
	04/2015		INR	123,420			1,951	0	(30)
	04/2015		JPY	5,114,332			42,800	157	0
	04/2015	$		10,773		AUD	14,061	0	(64)
	04/2015			808		BRL	2,593	4	0
	05/2015		MXN	33,857	$		2,185	0	(30)
	07/2015	$		3,965		BRL	10,756	0	(685)

FBF	04/2015		BRL	3,298	$		1,060	27	0
	04/2015	$		1,028		BRL	3,298	5	0
	05/2015		KRW	15,009,051	$		13,274	0	(236)
	07/2015		BRL	3,300			1,357	351	0

GLM	04/2015		AUD	16,935			13,202	304	0
	04/2015		BRL	4,967			1,548	0	(8)
	04/2015		GBP	4,586			6,802	0	(1)
	04/2015		INR	32,857			527	0	0
	04/2015		JPY	727,800			6,013	0	(56)
	04/2015	$		1,555		BRL	4,967	2	0
	04/2015			1,156		GBP	751	0	(42)
	05/2015		BRL	4,967	$		1,542	0	(2)
	05/2015		EUR	171,430			195,988	11,573	(30)
	05/2015	$		4,430		EUR	3,945	0	(185)
	05/2015			6,801		GBP	4,586	0	0
	05/2015			169		MXN	2,521	0	(4)

HUS	04/2015		CAD	257	$		203	0	0
	04/2015	$		11,117		EUR	10,125	0	(230)
	05/2015		EUR	10,125	$		11,122	230	0
	05/2015		MXN	7,890			520	4	0
	05/2015	$		11,416		MXN	175,136	43	0

JPM	04/2015		BRL	21,282	$		8,378	1,711	(1)
	04/2015		INR	731,912			11,564	0	(181)
	04/2015		JPY	2,128,300			17,520	0	(225)
	04/2015	$		7,413		BRL	21,282	0	(745)
	04/2015			2,910		JPY	346,974	0	(17)
	04/2015			11,739		MXN	172,749	0	(426)
	05/2015		EUR	2,606	$		2,779	0	(25)
	05/2015	$		117		MXN	1,734	0	(4)
	06/2015		INR	702,052	$		11,075	0	(46)

MSB	04/2015		GBP	12,772			19,254	309	0
	04/2015		INR	37,205			593	0	(4)
	04/2015	$		2,246		JPY	271,900	22	0
	05/2015		MXN	33,842	$		2,184	0	(30)

NGF	04/2015		INR	185,984			2,940	0	(45)
	05/2015		MXN	33,849			2,185	0	(30)

RBC	05/2015			32,292			2,115	19	(17)

SCX	05/2015	$		18,761		MXN	275,237	0	(752)
	06/2015			29,115		INR	1,837,433	0	(9)

UAG	04/2015		EUR	10,125	$		11,515	628	0
	04/2015	$		17,725		INR	1,111,378	109	0
	06/2015		INR	1,111,378	$		17,484	0	(121)

Total Forward Foreign Currency Contracts								$18,999	$(5,228)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR	21,700	$35	$35

BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	$	387	9	5
	Call - OTC USD versus CNH		7.500	02/02/2016		387	2	1

JPM	Call - OTC USD versus CNH		6.400	02/02/2016		8,685	235	140
	Call - OTC USD versus CNH		7.400	02/02/2016		8,685	52	21

UAG	Call - OTC USD versus CNH		6.500	02/02/2016		8,298	174	100
	Call - OTC USD versus CNH		7.500	02/02/2016		8,298	46	18

							$553	$320

130	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	4,100	$8	$8
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		123,300	280	420
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		60,200	124	216

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		6,000	460	286
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		7,400	641	328
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		10,600	774	458

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		242,400	700	827

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		236,700	497	477
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		235,900	495	499
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		173,100	458	574
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		122,100	288	332
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		30,500	2,175	1,277

								$6,900	$5,702

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put -OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$16,600	$40	$31

Total Purchased Options						$7,493	$6,053

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR 5,742	$(83)	$(292)
	Call - OTC EUR versus JPY		142.900	04/14/2015	5,742	(56)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015	5,375	(31)	(57)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$ 683	(15)	(19)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR 10,786	(75)	(68)
	Call - OTC EUR versus USD		1.110	05/22/2015	10,786	(75)	(73)
	Put - OTC EUR versus USD		1.040	06/11/2015	16,832	(100)	(180)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$ 774	(8)	(3)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	400	(10)	0

FBF	Put - OTC AUD versus USD	$	0.758	06/01/2015	AUD 7,000	(44)	(105)
	Put - OTC AUD versus USD		0.763	06/01/2015	7,000	(51)	(121)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$ 3,817	(85)	(108)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR 5,932	(47)	(146)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$ 4,500	(145)	(177)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016	17,370	(183)	(89)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016	1,000	(25)	(1)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD 6,800	(46)	(109)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$ 16,596	(152)	(72)

						$(1,231)	$(1,620)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	4,100	$(8)	$(8)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		12,400	(135)	(298)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		25,400	(309)	(793)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		25,200	(460)	(271)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		31,100	(642)	(315)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		44,500	(773)	(442)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		50,000	(707)	(1,561)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	131

Schedule of Investments PIMCO Low Volatility RAFI®-PLUS AR Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	236,700	$(497)	$(479)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		235,900	(495)	(505)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		40,900	(299)	(300)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		40,900	(280)	(225)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		128,100	(2,196)	(1,211)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		37,600	(458)	(698)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		26,400	(298)	(306)

								$(7,557)	$(7,412)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$33,200	$(40)	$(26)

Total Written Options						$(8,828)	$(9,058)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Notional Amount in NZD		Premiums
Balance at Beginning of Period	39	$7,100	AUD	0	EUR	6,300	GBP	0	JPY	0	NZD	0	$(153)
Sales	2,869	2,440,400		125,916		525,447		26,920		11,087		18,800	(22,327)
Closing Buys	(999)	(521,722)		(15,300)		(75,568)		0		(11,087)		0	8,194
Expirations	(1,290)	(810,538)		(64,316)		(336,942)		(17,720)		0		(18,800)	4,187
Exercised	(156)	(97,700)		(25,500)		(58,042)		(9,200)		0		0	874

Balance at End of Period	463	$1,017,540	AUD	20,800	EUR	61,195	GBP	0	JPY	0	NZD	0	$(9,225)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	81.500%	04/24/2015	200	$0	$(3)	$0	$(3)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	400	0	(7)	0	(7)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015	200	0	(4)	0	(4)

						$0	$(14)	$0	$(14)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		$500	$(11)	$3	$0	$(8)
	Italy Government International Bond	1.000%	12/20/2019	0.913%		2,600	8	3	11	0

BPS	China Government International Bond	1.000%	12/20/2019	0.827%		6,100	45	5	50	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		200	0	1	1	0

BRC	Italy Government International Bond	1.000%	09/20/2019	0.887%		200	0	1	1	0

CBK	China Government International Bond	1.000%	12/20/2019	0.827%		3,600	27	2	29	0
	Italy Government International Bond	1.000%	03/20/2019	0.832%		2,100	(53)	67	14	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		100	0	0	0	0

DUB	Italy Government International Bond	1.000%	09/20/2019	0.887%		1,600	4	5	9	0

GST	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR	600	(26)	(86)	0	(112)
	Greece Government International Bond	1.000%	12/20/2015	52.966%		300	(29)	(62)	0	(91)
	Greece Government International Bond	1.000%	12/20/2015	66.327%		$1,100	(81)	(290)	0	(371)
	Greece Government International Bond	1.000%	12/20/2016	42.746%		500	(70)	(126)	0	(196)

HUS	Brazil Government International Bond	1.000%	12/20/2019	2.676%		500	(13)	(23)	0	(36)
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		1,400	(32)	9	0	(23)
	Italy Government International Bond	1.000%	09/20/2019	0.887%		500	1	2	3	0
	South Africa Government International Bond	1.000%	12/20/2019	1.963%		2,400	(90)	(12)	0	(102)

JPM	China Government International Bond	1.000%	12/20/2019	0.827%		24,200	182	16	198	0
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		500	(11)	3	0	(8)

MYC	Italy Government International Bond	1.000%	12/20/2019	0.913%		12,000	17	34	51	0

							$(132)	$(448)	$367	$(947)

132	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$ 800	$107	$13	$120	$0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	800	107	13	120	0

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	921	(3)	2	0	(1)

					$211	$28	$240	$(1)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	620	$0	$100	$100	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		60	0	0	0	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	25,900	44	(140)	0	(96)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	9,000	(12)	86	74	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	310	2	48	50	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	14,200	4	(57)	0	(53)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		6,100	43	(97)	0	(54)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		30,600	(7)	(78)	0	(85)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	2,400	0	21	21	0

CBK	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	120	0	2	2	0
	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	4,800	0	36	36	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		6,900	(1)	(7)	0	(8)

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	36,800	60	(197)	0	(137)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		45,000	27	(152)	0	(125)
	Pay	1-Year BRL-CDI	12.330%	01/04/2021		32,000	(34)	(71)	0	(105)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	200	3	6	9	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		400	0	65	65	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		166	(1)	15	14	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		200	2	28	30	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		60	1	(1)	0	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	73,800	119	(392)	0	(273)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		45,000	48	(173)	0	(125)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	4,220	0	43	43	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	15,700	0	(84)	0	(84)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	21,500	(50)	191	141	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		23,500	(2)	261	259	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		12,000	(2)	(13)	0	(15)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	300	2	42	44	0

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		310	1	50	51	0
	Pay	1-Year BRL-CDI	11.160%	01/04/2021	BRL	38,000	(58)	(502)	0	(560)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	1,200	0	13	13	0

UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	120	0	2	2	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	110,600	75	(484)	0	(409)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	12,600	(11)	94	83	0

							$253	$(1,345)	$1,037	$(2,129)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	133

Schedule of Investments PIMCO Low Volatility RAFI®-PLUS AR Fund (Cont.)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Receive	RALVEIUT Index	685,828	1-Month USD-LIBOR plus a specified spread	09/25/2015	$80,166		$(1,355)	$0	$(1,355)
	Receive	RALVEIUT Index	557,737	1-Month USD-LIBOR plus a specified spread	10/20/2015	64,274		(169)	0	(169)
	Receive	RALVEIUT Index	1,735,932	1-Month USD-LIBOR plus a specified spread	10/26/2015	187,867		11,683	11,683	0
	Receive	RALVEIUT Index	1,084,056	1-Month USD-LIBOR plus a specified spread	11/20/2015	119,266		5,346	5,346	0
	Receive	RALVEIUT Index	368,535	1-Month USD-LIBOR plus a specified spread	01/15/2016	42,470		(112)	0	(112)

CBK	Receive	RALVEIUT Index	387,785	1-Month USD-LIBOR plus a specified spread	04/15/2015	40,194		4,379	4,379	0
	Receive	RALVEIUT Index	72,986	1-Month USD-LIBOR plus a specified spread	01/15/2016	8,411		(22)	0	(22)

DUB	Receive	RALVEIUT Index	219,132	1-Month USD-LIBOR plus a specified spread	08/27/2015	25,614		(433)	0	(433)
	Receive	RALVEIUT Index	2,099,747	1-Month USD-LIBOR plus a specified spread	10/05/2015	231,551		9,753	9,753	0
	Receive	RALVEIUT Index	460,207	1-Month USD-LIBOR plus a specified spread	01/29/2016	53,794		(912)	0	(912)

GST	Receive	RALVEIUT Index	378,589	1-Month USD-LIBOR plus a specified spread	11/20/2015	44,253		(749)	0	(749)

JPM	Receive	RALVEIUT Index	1,411,161	1-Month USD-LIBOR plus a specified spread	09/21/2015	154,477		7,719	7,719	0

								$35,128	$38,880	$(3,752)

Total Swap Agreements							$332	$33,349	$40,524	$(6,843)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $5,289 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BOA	379	679	305	1,363	(715)	(1,467)	(104)	(2,286)	(923)	1,084	161
BPS	2,350	0	122	2,472	(51)	(321)	(192)	(564)	1,908	(1,980)	(72)
BRC	25	6	17,030	17,061	0	(3)	(1,636)	(1,639)	15,422	(19,590)	(4,168)
CBK	664	0	4,580	5,244	(180)	0	(30)	(210)	5,034	(5,489)	(455)
DUB	244	1,072	9,762	11,078	(809)	(1,028)	(1,712)	(3,549)	7,529	(9,850)	(2,321)
FBF	383	0	118	501	(236)	(334)	(408)	(978)	(477)	397	(80)
GLM	11,879	858	443	13,180	(328)	(1,587)	(103)	(2,018)	11,162	(9,770)	1,392
GST	0	0	0	0	0	0	(1,520)	(1,520)	(1,520)	1,298	(222)
HUS	277	0	3	280	(230)	(146)	(161)	(537)	(257)	178	(79)
JPM	1,711	161	7,961	9,833	(1,670)	(267)	(8)	(1,945)	7,888	(9,309)	(1,421)
MSB	331	0	0	331	(34)	(109)	0	(143)	188	(160)	28
MYC	0	3,159	115	3,274	0	(3,724)	(560)	(4,284)	(1,010)	945	(65)
NGF	0	0	0	0	(75)	0	0	(75)	(75)	(70)	(145)
RBC	19	0	0	19	(17)	0	0	(17)	2	0	2
SCX	0	0	0	0	(761)	0	0	(761)	(761)	967	206
SOG	0	0	0	0	0	0	0	0	0	(70)	(70)
UAG	737	118	85	940	(121)	(72)	(409)	(602)	338	(260)	78

Total Over the Counter	$18,999	$6,053	$40,524	$65,576	$(5,228)	$(9,058)	$(6,843)	$(21,129)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

134	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	823	823
Swap Agreements	0	55	0	0	88	143

	$0	$55	$0	$0	$931	$986

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,999	$0	$18,999
Purchased Options	0	0	0	320	5,733	6,053
Swap Agreements	0	607	38,880	0	1,037	40,524

	$0	$607	$38,880	$19,319	$6,770	$65,576

	$0	$662	$38,880	$19,319	$7,701	$66,562

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$507	$507
Futures	0	0	0	0	508	508
Swap Agreements	0	0	0	0	1,637	1,637

	$0	$0	$0	$0	$2,652	$2,652

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,228	$0	$5,228
Written Options	0	0	0	1,620	7,438	9,058
Swap Agreements	0	948	3,752	14	2,129	6,843

	$0	$948	$3,752	$6,862	$9,567	$21,129

	$0	$948	$3,752	$6,862	$12,219	$23,781

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(167)	$(167)
Written Options	0	0	270	0	846	1,116
Futures	0	0	188	0	12,455	12,643
Swap Agreements	0	1,970	0	0	(10,287)	(8,317)

	$0	$1,970	$458	$0	$2,847	$5,275

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$40,149	$0	$40,149
Purchased Options	0	9	0	(5)	5,435	5,439
Written Options	0	660	146	1,352	(4,410)	(2,252)
Swap Agreements	0	279	52,330	(3,686)	(1,217)	47,706

	$0	$948	$52,476	$37,810	$(192)	$91,042

	$0	$2,918	$52,934	$37,810	$2,655	$96,317

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	135

Schedule of Investments PIMCO Low Volatility RAFI®-PLUS AR Fund (Cont.)

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Written Options	0	0	0	0	(110)	(110)
Futures	0	0	0	0	(2,364)	(2,364)
Swap Agreements	0	990	0	0	(31,673)	(30,683)

	$0	$990	$0	$0	$(34,138)	$(33,148)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$14,370	$0	$14,370
Purchased Options	0	0	0	(232)	(1,208)	(1,440)
Written Options	0	(8)	0	(410)	156	(262)
Swap Agreements	0	(501)	32,726	(14)	(1,424)	30,787

	$0	$(509)	$32,726	$13,714	$(2,476)	$43,455

	$0	$481	$32,726	$13,714	$(36,614)	$10,307

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$5,621	$0	$5,621
Corporate Bonds & Notes
Banking & Finance	0	162,618	0	162,618
Industrials	0	33,262	0	33,262
Utilities	0	18,315	0	18,315
Municipal Bonds & Notes
West Virginia	0	1,658	0	1,658
U.S. Government Agencies	0	23,828	0	23,828
U.S. Treasury Obligations	0	347,409	0	347,409
Mortgage-Backed Securities	0	31,610	0	31,610
Asset-Backed Securities	0	52,750	708	53,458
Sovereign Issues	0	111,996	0	111,996
Preferred Securities
Banking & Finance	184	0	0	184
Short-Term Instruments
Certificates of Deposit	0	2,802	0	2,802
Commercial Paper	0	594	0	594
Repurchase Agreements	0	321	0	321
Japan Treasury Bills	0	49,359	0	49,359
U.S. Treasury Bills	0	2,220	0	2,220
	$184	$844,363	$708	$845,255

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$267,095	$0	$0	$267,095

Total Investments	$267,279	$844,363	$708	$1,112,350

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(195,135)	0	(195,135)
U.S. Treasury Obligations	0	(16,478)	0	(16,478)
	$0	$(211,613)	$0	$(211,613)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	823	163	0	986
Over the counter	0	65,576	0	65,576
	$823	$65,739	$0	$66,562

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(508)	(2,136)	0	(2,644)
Over the counter	0	(21,129)	0	(21,129)
	$(508)	$(23,265)	$0	$(23,773)

Totals	$267,594	$675,224	$708	$943,526

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

136	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 80.4%

BANK LOAN OBLIGATIONS 1.2%
BMC Software Finance, Inc.
5.000% due 09/10/2020		$2,858	$2,803
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		699	701
Hologic, Inc.
3.250% due 08/01/2019		581	582
MGM Resorts International
3.500% due 12/20/2019		684	683
OGX
TBD% - 10.000% due 04/10/2015		62	48

Total Bank Loan Obligations (Cost $4,853)			4,817

CORPORATE BONDS & NOTES 30.0%

BANKING & FINANCE 19.6%
Ally Financial, Inc.
3.500% due 07/18/2016		1,700	1,726
Aviation Loan Trust
2.381% due 12/15/2022		834	772
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016	EUR	3,000	3,441
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (d)		$2,000	2,180
Banco Bradesco S.A.
4.500% due 01/12/2017		800	824
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	1,200	1,505
Banco Santander Chile
1.857% due 01/19/2016		$100	101
Bank of America Corp.
1.144% due 04/01/2019		3,000	3,021
2.650% due 04/01/2019		1,000	1,020
6.100% due 03/17/2025 (d)		300	305
6.875% due 04/25/2018		800	916
Bank of America N.A.
0.676% due 05/08/2017		1,600	1,598
Bankia S.A.
3.625% due 10/05/2016	EUR	2,000	2,266
4.250% due 07/05/2016		2,000	2,266
4.500% due 04/26/2022		1,900	2,592
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$1,800	2,073
BNP Paribas S.A.
0.566% due 11/07/2015		2,300	2,302
BPCE S.A.
0.901% due 06/17/2017		1,800	1,803
BRFkredit A/S
2.000% due 04/01/2015	DKK	200	29
Caixa Economica Federal
4.250% due 05/13/2019		$800	772
Citigroup, Inc.
0.805% due 03/10/2017		2,700	2,699
Credit Agricole S.A.
0.813% due 06/12/2017		2,200	2,199
Crown Castle International Corp.
5.250% due 01/15/2023		200	211
DNB Bank ASA
3.200% due 04/03/2017		1,000	1,036
Eksportfinans ASA
2.375% due 05/25/2016		700	704
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	700	1,035
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		$1,000	1,002
7.000% due 04/15/2015		1,000	1,002

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
General Motors Financial Co., Inc.
2.750% due 05/15/2016		$800	$810
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	1,100	1,273
HBOS PLC
6.750% due 05/21/2018		$400	448
HDFC Bank Ltd.
3.000% due 11/30/2016		900	921
HSBC Holdings PLC
4.875% due 01/14/2022		800	904
ING Bank NV
2.000% due 09/25/2015		1,300	1,308
International Lease Finance Corp.
4.875% due 04/01/2015		900	900
7.125% due 09/01/2018		500	563
8.625% due 09/15/2015		2,500	2,575
Intesa Sanpaolo SpA
3.125% due 01/15/2016		700	710
JPMorgan Chase & Co.
0.777% due 02/15/2017		400	401
4.400% due 07/22/2020		1,200	1,319
LeasePlan Corp. NV
2.500% due 05/16/2018		1,500	1,518
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		100	144
Metropolitan Life Global Funding
3.875% due 04/11/2022		1,100	1,183
Morgan Stanley
1.536% due 04/25/2018		1,100	1,118
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	500	466
Novo Banco S.A.
5.875% due 11/09/2015		800	868
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	10,600	1,545
2.000% due 01/01/2016		1,300	190
2.000% due 04/01/2016		2,600	383
Prudential Covered Trust
2.997% due 09/30/2015		$840	848
Rabobank Group
4.000% due 09/10/2015	GBP	2,000	3,008
6.875% due 03/19/2020	EUR	600	791
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	11,600	1,698
Rio Oil Finance Trust
6.250% due 07/06/2024		$1,900	1,737
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	200	247
Shinsei Bank Ltd.
7.375% due 09/14/2020		700	769
SL Green Realty Corp.
4.500% due 12/01/2022		$800	838
Standard Chartered PLC
3.200% due 05/12/2016		100	102
3.850% due 04/27/2015		900	902
Swedbank Hypotek AB
1.375% due 03/28/2018		2,700	2,705
UBS AG
7.625% due 08/17/2022		3,800	4,616
Weyerhaeuser Co.
7.375% due 10/01/2019		1,500	1,797

			81,005

INDUSTRIALS 7.3%
AbbVie, Inc.
1.200% due 11/06/2015		3,600	3,606

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Actavis Funding SCS
3.800% due 03/15/2025		$700	$723
Altria Group, Inc.
9.250% due 08/06/2019		354	455
Amgen, Inc.
0.862% due 05/22/2019		700	701
2.200% due 05/22/2019		1,400	1,419
Ashland, Inc.
3.000% due 03/15/2016		1,300	1,316
Boston Scientific Corp.
6.000% due 01/15/2020		900	1,037
Cemex S.A.B. de C.V.
9.500% due 06/15/2018		100	112
CNPC General Capital Ltd.
1.157% due 05/14/2017		500	501
2.750% due 05/14/2019		200	201
Dow Chemical Co.
8.550% due 05/15/2019		100	125
HCA Holdings, Inc.
7.750% due 05/15/2021		4,600	4,906
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,200	903
Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$200	215
Kraft Foods Group, Inc.
1.625% due 06/04/2015		300	301
Nissan Motor Acceptance Corp.
1.950% due 09/12/2017		1,000	1,016
OGX Austria GmbH
8.375% due 04/01/2022 ^		1,000	5
8.500% due 06/01/2018 ^		600	3
Rogers Communications, Inc.
6.800% due 08/15/2018		1,500	1,741
Sabine Pass Liquefaction LLC
5.750% due 05/15/2024		4,200	4,242
United Rentals North America, Inc.
5.750% due 07/15/2018		4,100	4,275
Wynn Macau Ltd.
5.250% due 10/15/2021		1,900	1,810
Zimmer Holdings, Inc.
3.550% due 04/01/2025		500	511

			30,124

UTILITIES 3.1%
AES Corp.
3.262% due 06/01/2019		1,100	1,097
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		1,000	998
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		255	221
Petrobras Global Finance BV
2.393% due 01/15/2019		300	261
2.631% due 03/17/2017		1,900	1,753
2.750% due 01/15/2018	EUR	100	97
3.000% due 01/15/2019		$100	87
3.151% due 03/17/2020		100	86
3.250% due 03/17/2017		300	277
3.250% due 04/01/2019	EUR	100	96
4.250% due 10/02/2023		100	95
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017		$1,600	1,599
1.750% due 04/10/2017		2,300	2,304
Sprint Communications, Inc.
8.375% due 08/15/2017		600	653
Telefonica Europe BV
6.500% due 09/18/2018 (d)	EUR	200	242

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	137

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Verizon Communications, Inc.
1.801% due 09/15/2016	$2,000	$2,033
4.522% due 09/15/2048	327	326
4.862% due 08/21/2046	283	297
5.150% due 09/15/2023	500	574
6.400% due 09/15/2033	20	25

		13,121

Total Corporate Bonds & Notes (Cost $129,963)		124,250

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.2%
California State General Obligation Bonds, (BABs), Series 2009
7.500% due 04/01/2034	400	599
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	150	185

		784

NEW YORK 0.0%
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, (BABs), Series 2010
5.550% due 11/15/2040	150	187

OHIO 0.1%
Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	334

Total Municipal Bonds & Notes (Cost $1,176)		1,305

U.S. GOVERNMENT AGENCIES 5.6%
Fannie Mae
0.544% due 05/25/2037	55	55
0.724% due 09/25/2041	386	390
0.844% due 03/25/2038	679	686
3.500% due 04/01/2045	3,500	3,677
5.000% due 10/01/2041	222	247
5.876% due 03/25/2037 (a)	422	71
5.976% due 11/25/2039 (a)	306	38
6.000% due 05/01/2024	556	612
6.206% due 03/25/2037 (a)	745	116
6.326% due 02/25/2037 (a)	2,495	381
7.026% due 02/25/2037 (a)	279	42
9.762% due 11/25/2040	4	5
Freddie Mac
0.575% due 11/15/2043	8,950	8,987
0.695% due 12/15/2041	671	676
0.725% due 01/15/2042	1,313	1,325
1.272% due 07/15/2042	14	14
5.000% due 04/15/2041	400	476
5.500% due 03/15/2034	459	517
6.396% due 09/15/2036 (a)	469	66
10.511% due 02/15/2040	106	116
11.532% due 09/15/2041	22	24
12.677% due 02/15/2041	6	7
Ginnie Mae
3.500% due 04/01/2045	4,200	4,425

Total U.S. Government Agencies (Cost $22,894)		22,953

U.S. TREASURY OBLIGATIONS 15.9%
U.S. Treasury Bonds
3.125% due 08/15/2044	6,400	7,176

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022		$3,964	$4,012
0.125% due 07/15/2024 (j)		9,056	9,074
0.250% due 01/15/2025		14,803	14,939
1.750% due 01/15/2028 (j)		335	393
2.375% due 01/15/2025 (j)		496	602
2.375% due 01/15/2027 (h)(j)		17,386	21,488
U.S. Treasury Notes
1.875% due 11/30/2021 (h)(j)		7,900	7,998

Total U.S. Treasury Obligations (Cost $63,530)			65,682

MORTGAGE-BACKED SECURITIES 6.7%
American Home Mortgage Investment Trust
2.378% due 02/25/2045		519	519
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049		839	892
Banc of America Mortgage Trust
2.641% due 01/25/2035		152	145
2.671% due 02/25/2034		112	112
2.735% due 05/25/2033		290	291
5.503% due 06/25/2035		62	61
Banc of America Re-REMIC Trust
5.678% due 02/24/2051		191	202
Bear Stearns Adjustable Rate Mortgage Trust
2.360% due 02/25/2036		109	109
Chase Mortgage Finance Trust
6.000% due 11/25/2036 ^		263	232
ChaseFlex Trust
0.474% due 07/25/2037		704	608
Citigroup Commercial Mortgage Trust
2.202% due 09/10/2045 (a)		6,757	659
5.735% due 06/14/2050		150	159
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035		435	437
2.510% due 10/25/2035		70	70
2.573% due 08/25/2035 ^		266	194
5.201% due 08/25/2035		70	69
Commercial Mortgage Trust
2.365% due 02/10/2029		200	204
Countrywide Alternative Loan Trust
0.344% due 11/25/2036		2,217	2,073
0.476% due 11/20/2035		127	106
1.528% due 08/25/2035		69	64
1.608% due 01/25/2036		246	228
Countrywide Home Loan Mortgage Pass-Through Trust
0.504% due 02/25/2035		90	82
2.415% due 10/20/2034		424	378
2.590% due 08/25/2034		176	162
Credit Suisse First Boston Mortgage Securities Corp.
5.000% due 07/25/2020		49	50
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^		256	230
Deutsche ALT-A Securities, Inc.
0.674% due 02/25/2035		925	863
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		166	149
Granite Master Issuer PLC
0.189% due 12/20/2054	EUR	32	34
GS Mortgage Securities Trust
5.162% due 12/10/2043		$1,200	1,382
GSR Mortgage Loan Trust
2.612% due 12/25/2034		128	126
2.672% due 11/25/2035		203	199
2.690% due 09/25/2035		789	795
4.968% due 11/25/2035		118	114
5.201% due 07/25/2035		172	171
5.500% due 01/25/2037		603	601

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Alternative Loan Trust
6.000% due 12/27/2036		$3,705	$3,353
JPMorgan Mortgage Trust
2.482% due 07/25/2035		953	942
Luminent Mortgage Trust
0.414% due 04/25/2036		595	390
Merrill Lynch Mortgage Investors Trust
1.878% due 02/25/2033		510	494
Morgan Stanley Capital Trust
4.661% due 06/15/2044		250	281
Morgan Stanley Mortgage Loan Trust
2.121% due 06/25/2036		50	48
Morgan Stanley Re-REMIC Trust
0.483% due 02/26/2037		411	271
5.250% due 05/26/2037		504	462
Nomura Asset Acceptance Corp.
2.940% due 07/25/2035		125	120
Royal Bank of Scotland Capital Funding Trust
5.336% due 05/16/2047		214	222
5.420% due 01/16/2049		137	143
5.695% due 09/16/2040		150	158
5.909% due 06/16/2049		187	199
5.964% due 02/16/2051		297	310
Sequoia Mortgage Trust
0.909% due 05/20/2034		267	257
Structured Adjustable Rate Mortgage Loan Trust
0.474% due 08/25/2036 ^		853	658
Structured Asset Mortgage Investments Trust
0.404% due 02/25/2036		1,292	1,038
Structured Asset Securities Corp.
6.000% due 05/25/2034		17	17
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
0.674% due 12/25/2033		22	22
2.398% due 02/25/2034		1,110	1,086
Structured Asset Securities Corp. Trust
5.000% due 05/25/2035		245	250
Thornburg Mortgage Securities Trust
1.421% due 06/25/2047 ^		458	413
1.424% due 06/25/2047 ^		253	227
5.921% due 06/25/2047		64	62
Wachovia Bank Commercial Mortgage Trust
5.707% due 06/15/2049		500	535
WaMu Mortgage Pass-Through Certificates Trust
0.454% due 11/25/2045		82	72
1.328% due 11/25/2042		141	133
2.192% due 08/25/2046		469	423
2.358% due 08/25/2035		4	4
Wells Fargo Commercial Mortgage Trust
1.186% due 02/15/2027		1,800	1,795
Wells Fargo Mortgage-Backed Securities Trust
2.603% due 11/25/2036 ^		157	143
2.610% due 02/25/2035		496	489

Total Mortgage-Backed Securities (Cost $25,238)			27,787

ASSET-BACKED SECURITIES 5.2%
Alba SPV SRL
1.569% due 04/20/2040	EUR	972	1,056
Bear Stearns Asset-Backed Securities Trust
0.664% due 07/25/2035		$541	532
Berica Asset-Backed Security SRL
0.321% due 12/31/2055	EUR	1,772	1,902
Cairn CLO BV
0.413% due 10/15/2022		248	266
Carrington Mortgage Loan Trust
0.274% due 06/25/2037		$18	18

138	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COA Summit CLO Ltd.
1.607% due 04/20/2023		$1,100	$1,100
Countrywide Asset-Backed Certificates Trust
0.774% due 08/25/2035		280	277
EFS Volunteer LLC
0.771% due 10/25/2021		163	163
EMC Mortgage Loan Trust
0.624% due 05/25/2043		279	266
Gallatin CLO Ltd.
1.523% due 07/15/2023		400	400
Home Equity Asset Trust
1.269% due 07/25/2035		1,000	896
HSI Asset Securitization Corp. Trust
0.354% due 04/25/2037		1,500	1,081
Hyde Park CDO BV
0.429% due 06/14/2022	EUR	220	234
IXIS Real Estate Capital Trust
0.514% due 02/25/2036		$76	75
JPMorgan Mortgage Acquisition Corp.
0.364% due 05/25/2035		231	227
LCM LP
1.513% due 04/15/2022		2,300	2,302
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		2,200	2,195
Morgan Stanley Dean Witter Capital, Inc. Trust
1.154% due 02/25/2033		707	626
Octagon Investment Partners Ltd.
1.525% due 05/05/2023		1,000	998
RAAC Trust
1.374% due 09/25/2047		842	831
Race Point CLO Ltd.
1.541% due 12/15/2022		3,426	3,424
SLM Student Loan Trust
0.297% due 06/17/2024	EUR	668	705
Structured Asset Investment Loan Trust
1.374% due 12/25/2034		$2,192	1,933

Total Asset-Backed Securities (Cost $21,497)			21,507

SOVEREIGN ISSUES 12.1%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	2,000	2,469
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	24,700	7,512
0.000% due 10/01/2015		19,660	5,784

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 01/01/2016	BRL	13,600	$3,874
0.000% due 04/01/2016		600	166
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023		3,200	867
10.000% due 01/01/2025		6,200	1,640
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	1,600	1,285
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (c)	EUR	992	1,123
3.750% due 09/01/2024		7,700	10,128
4.750% due 09/01/2044		900	1,544
5.000% due 09/01/2040		300	512
Kommunalbanken A/S
0.649% due 03/27/2017		$2,300	2,316
Mexico Government International Bond
4.750% due 06/14/2018	MXN	9,500	624
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	10,000	56
4.500% due 07/03/2017		140,000	782
Slovenia Government International Bond
4.125% due 02/18/2019		$5,900	6,252
4.750% due 05/10/2018		300	322
5.850% due 05/10/2023		900	1,069
Spain Government International Bond
5.400% due 01/31/2023	EUR	1,200	1,718

Total Sovereign Issues (Cost $56,690)			50,043

		SHARES
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%
GMAC Capital Trust
8.125% due 02/15/2040		81,912	2,150

Total Preferred Securities (Cost $2,226)			2,150

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.9%

CERTIFICATES OF DEPOSIT 2.0%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$3,250	3,248
Intesa Sanpaolo SpA
1.650% due 04/07/2015		4,800	4,800

			8,048

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.1%
Tesco Treasury Services PLC
1.024% due 08/18/2015	$500	$495

REPURCHASE AGREEMENTS (e) 0.1%
		609

U.S. TREASURY BILLS 0.7%
0.020% due 04/16/2015 - 06/11/2015 (b)(f)(j)	3,040	3,040

Total Short-Term Instruments (Cost $12,197)		12,192

Total Investments in Securities (Cost $340,264)		332,686

	SHARES
INVESTMENTS IN AFFILIATES 21.0%

SHORT-TERM INSTRUMENTS 21.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 21.0%
PIMCO Short-Term Floating NAV Portfolio	1,232	12
PIMCO Short-Term Floating NAV Portfolio III	8,734,207	86,617

Total Short-Term Instruments (Cost $86,620)		86,629

Total Investments in Affiliates (Cost $86,620)		86,629

Total Investments 101.4% (Cost $426,884)		$419,315

Financial Derivative Instruments (g)(i) 4.4% (Cost or Premiums, net $(2,078))		18,195

Other Assets and Liabilities, net (5.8%)		(23,790)

Net Assets 100.0%		$413,720

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$609	Freddie Mac 2.080% due 10/17/2022	$(621)	$609	$609

Total Repurchase Agreements						$(621)	$609	$609

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	139

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

As of March 31, 2015, there were no open reverse repurchase agreements or sale-buyback transactions. The average amount of borrowing outstanding during the period ended March 31, 2015 was $14,383 at a weighted average interest rate of (0.072%).

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$8,900	$(8,980)	$(9,101)
Fannie Mae	3.500%	04/01/2045	4,500	(4,686)	(4,728)
Fannie Mae	3.500%	05/01/2045	10,800	(11,301)	(11,320)
Fannie Mae	4.000%	05/01/2045	44,500	(47,422)	(47,510)

				$(72,389)	$(72,659)

Total Short Sales				$(72,389)	$(72,659)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

(f)	Securities with an aggregate market value of $261 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$609	$0	$0	$609	$(621)	$(12)

Total Borrowings and Other Financing Transactions	$609	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$100.000	05/22/2015	450	$4	$7
Put - CBOT U.S. Treasury 10-Year Note June Futures	103.000	05/22/2015	217	2	4
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/22/2015	220	2	3
Put - CBOT U.S. Treasury 10-Year Note June Futures	112.000	05/22/2015	107	1	2
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	05/22/2015	209	2	3
Call - CBOT U.S. Treasury 5-Year Note June Futures	130.000	05/22/2015	150	1	1

				$12	$20

Total Purchased Options				$12	$20

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	145	$(125)	$(159)

Total Written Options				$(125)	$(159)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	1	$(1)	$0	$0
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	36	(122)	0	(5)
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	9	(78)	0	(1)
90-Day Eurodollar December Futures	Long	12/2015	291	121	11	0

140	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2016	604	$(287)	$0	$(68)
90-Day Eurodollar June Futures	Short	06/2015	141	(10)	0	(2)
90-Day Eurodollar June Futures	Short	06/2016	10	(2)	0	(1)
90-Day Eurodollar March Futures	Short	03/2016	83	(13)	0	(5)
90-Day Eurodollar September Futures	Short	09/2015	74	(8)	0	(2)
90-Day Eurodollar September Futures	Short	09/2016	1	(0)	0	0
Canada Government 10-Year Bond June Futures	Short	06/2015	50	(86)	4	(4)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	57	57	64	0
Euro-Bund 10-Year Bond June Futures	Short	06/2015	1	(2)	0	0
U.S. Treasury 5-Year Note June Futures	Short	06/2015	170	(253)	0	(35)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	1,058	1,034	331	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	24	41	10	0
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2015	9	(50)	0	(3)

Total Futures Contracts				$341	$420	$(126)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$14,406	$1,203	$340	$17	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	3,200	233	12	3	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	60,400	1,025	1	11	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	1,300	24	0	0	0

				$2,485	$353	$31	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$	61,200	$(371)	$(191)	$0	$(26)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018		161,400	(2,487)	(855)	0	(174)
Receive	3-Month USD-LIBOR	2.000%	06/18/2019		54,300	(1,667)	(1,449)	0	(82)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		113,100	(6,157)	(4,146)	0	(233)
Receive	3-Month USD-LIBOR	2.660%	10/22/2024		10,800	(751)	(724)	0	(23)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		8,000	(139)	(24)	0	(16)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		5,500	(1,377)	(1,663)	0	(7)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	16,300	(267)	(30)	0	(58)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045		1,900	(114)	(119)	0	(40)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045		800	(104)	0	0	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		1,800	(359)	(70)	0	(33)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP	1,900	(51)	(38)	0	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022		5,500	(284)	(230)	1	0
Pay	28-Day MXN-TIIE	5.640%	06/04/2021	MXN	5,000	1	1	1	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		74,600	6	(8)	12	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		30,500	1	18	5	0
Pay	28-Day MXN-TIIE	5.660%	11/05/2021		34,500	4	4	5	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021		10,800	1	1	2	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		8,800	(3)	(16)	1	0

						$(14,118)	$(9,539)	$27	$(692)

Total Swap Agreements						$(11,633)	$(9,186)	$58	$(692)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	141

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $6,094 and cash of $2,854 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability (4)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$20	$420	$58	$498	$(159)	$(126)	$(700)	$(985)

(4)	Unsettled variation margin liability of $(8) for closed swaps is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		BRL	4,415	$		1,376	$0	$(7)
	04/2015		GBP	3,298			4,969	77	0
	04/2015		INR	62,296			985	0	(15)
	04/2015	$		1,451		BRL	4,415	0	(68)
	04/2015			1,023		CAD	1,299	2	0
	04/2015			246		EUR	217	0	(13)
	04/2015			1,506		GBP	1,005	0	(15)
	05/2015			731		MXN	11,005	0	(11)
	06/2015			1,364			20,816	0	(5)
	10/2015		BRL	3,560	$		1,117	63	0

BPS	04/2015			1,626			507	0	(3)
	04/2015		EUR	2,117			2,243	0	(33)
	04/2015	$		517		BRL	1,626	2	(9)
	05/2015			894		EUR	824	0	(8)
	07/2015		BRL	289	$		117	29	0
	07/2015	$		8,673		BRL	23,793	0	(1,418)
	01/2016		DKK	3,270	$		509	34	0
	04/2016		BRL	600			168	0	(2)

BRC	04/2015		SGD	36			27	0	0
	04/2015		ZAR	3,622			309	12	0
	05/2015		MXN	3,030			204	5	0

CBK	04/2015		CAD	1,687			1,349	17	0
	04/2015		EUR	9,396			10,143	40	0
	04/2015		HKD	419			54	0	0
	04/2015	$		670		AUD	862	0	(13)
	05/2015		MXN	30,314	$		1,959	0	(24)
	05/2015	$		371		KRW	404,949	0	(6)
	05/2015			158		MXN	2,427	1	0

DUB	04/2015		BRL	635	$		198	0	(1)
	04/2015		INR	41,752			660	0	(10)
	04/2015		JPY	1,664,279			13,928	51	0
	04/2015	$		3,310		AUD	4,320	0	(19)
	04/2015			201		BRL	635	0	(2)
	05/2015		MXN	11,033	$		712	0	(10)
	07/2015		BRL	28,706			10,581	1,829	0
	10/2015		DKK	1,126			174	11	0
	01/2016		BRL	700			205	3	0
	01/2016		DKK	7,689			1,187	71	0

FBF	04/2015		BRL	1,098			353	9	0
	04/2015	$		342		BRL	1,098	2	0
	07/2015		BRL	13,258	$		5,077	1,035	0

GLM	04/2015		AUD	5,211			4,062	93	0
	04/2015		EUR	100			106	0	(2)
	04/2015		GBP	1,113			1,713	62	0
	04/2015		JPY	259,400			2,143	0	(20)
	04/2015	$		9,954		EUR	8,763	0	(532)
	04/2015			624		GBP	413	0	(11)

142	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	07/2015	$		12,551		BRL	34,420	$0	$(2,056)
	10/2015		DKK	2,864	$		443	29	0
	01/2016			2,252			350	23	0

HUS	04/2015		BRL	3,317			1,095	56	0
	04/2015	$		1,034		BRL	3,317	5	0
	05/2015			3,617		MXN	55,489	14	0
	10/2015		DKK	1,943	$		302	20	0

JPM	04/2015		BRL	27,661			9,495	833	(5)
	04/2015		EUR	1,865			1,986	0	(19)
	04/2015		INR	182,291			2,880	0	(45)
	04/2015		JPY	915,600			7,545	0	(89)
	04/2015	$		8,604		BRL	27,661	63	0
	04/2015			4,022		EUR	3,638	0	(111)
	04/2015			4,698		MXN	69,138	0	(170)
	05/2015		BRL	27,661	$		8,532	0	(64)
	05/2015		KRW	4,598,244			4,066	0	(73)
	06/2015		INR	297,406			4,692	0	(19)
	10/2015		DKK	4,403			676	39	0
	01/2016		BRL	7,700			2,492	269	0

MSB	04/2015			5,293			1,801	145	(3)
	04/2015		DKK	715			109	6	0
	04/2015		EUR	60,880			68,719	3,253	0
	04/2015	$		1,650		BRL	5,293	9	0
	04/2015			23,748		JPY	2,839,279	0	(74)
	05/2015		JPY	2,839,279	$		23,758	73	0
	05/2015		MXN	11,033			712	0	(10)
	08/2015		SAR	669			178	0	0
	08/2015	$		178		SAR	669	0	0

NGF	04/2015		INR	53,202	$		841	0	(13)
	05/2015		MXN	11,030			712	0	(10)

SCX	04/2015	$		8,034		INR	504,144	56	0
	05/2015			3,996		MXN	58,630	0	(160)

SOG	10/2015		BRL	16,100	$		5,265	496	0

UAG	04/2015		INR	295,419			4,712	0	(29)
	04/2015	$		2,102		INR	130,815	0	(3)
	06/2015			4,648			295,419	32	0
	07/2015		BRL	19,511	$		7,915	1,966	0
	01/2016			5,200			1,683	181	0
	01/2016		DKK	2,710			397	4	0

Total Forward Foreign Currency Contracts								$11,020	$(5,210)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
FBF	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015	$	20,000	$ 2	$1

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR 8,200	$14	$14

BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	$ 169	4	2
	Call - OTC USD versus CNH		7.500	02/02/2016	169	1	0

CBK	Call - OTC USD versus CNH		6.400	02/02/2016	146	4	2

FBF	Call - OTC USD versus CNH		7.400	02/02/2016	146	1	0

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	1,600	3	2

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016	2,487	67	40
	Call - OTC USD versus CNH		7.400	02/02/2016	2,487	15	6

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015	500	1	0

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	2,464	52	30
	Call - OTC USD versus CNH		7.500	02/02/2016	2,464	13	5

						$175	$101

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	143

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	1,200	$2	$2
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		33,100	75	113
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		18,300	38	66

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		1,600	133	4

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		1,700	130	81
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		2,000	173	89
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		2,600	190	112

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		66,800	193	228

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		72,100	152	145
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		71,400	150	151
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015		49,500	131	164
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		52,200	123	142
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		8,600	613	360

RYL	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		2,500	199	7

								$2,302	$1,664

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$6,300	$15	$12

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
MYI	Call - OTC Fannie Mae 3.000% due 05/01/2045	$	110.500	05/06/2015	$9,000	$0	$0
	Call - OTC Fannie Mae 4.000% due 06/01/2045		114.750	06/04/2015	90,000	4	0
	Call - OTC Fannie Mae 4.500% due 05/01/2045		115.000	05/06/2015	70,000	3	0

						$7	$0

Total Purchased Options						$2,501	$1,778

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR 337	$(3)	$(8)
	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	1,780	(26)	(90)
	Call - OTC EUR versus JPY		142.900	04/14/2015	1,780	(17)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015	1,854	(11)	(20)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$ 287	(6)	(8)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR 3,845	(27)	(24)
	Call - OTC EUR versus USD		1.110	05/22/2015	3,845	(27)	(26)
	Put - OTC EUR versus USD		1.040	06/11/2015	5,660	(34)	(61)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$ 338	(3)	(2)

FBF	Put - OTC AUD versus USD	$	0.758	06/01/2015	AUD 2,700	(17)	(40)
	Put - OTC AUD versus USD		0.763	06/01/2015	2,700	(20)	(47)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$ 1,236	(27)	(35)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016	292	(3)	(2)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR 1,470	(12)	(36)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$ 1,523	(49)	(60)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016	4,974	(52)	(25)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD 2,500	(17)	(40)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$ 4,928	(45)	(21)

						$(396)	$(545)

144	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	1,200	$(2)	$(3)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		3,800	(41)	(91)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		6,800	(83)	(212)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		6,700	(126)	(11)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		7,100	(130)	(76)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		8,400	(173)	(85)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		10,900	(190)	(108)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		13,800	(195)	(431)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		72,100	(151)	(146)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		71,400	(150)	(153)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		14,400	(106)	(106)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		14,400	(99)	(79)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		36,000	(617)	(340)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		10,800	(131)	(201)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		11,300	(127)	(131)

RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		10,500	(200)	(17)

								$(2,521)	$(2,190)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$12,600	$(15)	$(10)

Total Written Options						$(2,932)	$(2,745)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	190	$55,900	AUD	0	EUR	32,400	GBP	0	JPY	0	$(1,218)
Sales	932	779,750		49,874		146,802		11,400		3,115	(7,498)
Closing Buys	(198)	(174,132)		0		(15,687)		0		(3,115)	3,098
Expirations	(500)	(269,110)		(28,104)		(127,852)		(6,900)		0	1,827
Exercised	(279)	(66,630)		(13,870)		(15,092)		(4,500)		0	734

Balance at End of Period	145	$325,778	AUD	7,900	EUR	20,571	GBP	0	JPY	0	$(3,057)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Receive	USD-BRL versus EUR-BRL	81.500%	04/24/2015	100	$0	$(2)	$0	$(2)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	100	0	(2)	0	(2)

						$0	$(4)	$0	$(4)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	09/20/2019	0.887%	$	800	$(4)	$8	$4	$0
	Volvo Treasury AB	1.000%	03/20/2021	0.887%	EUR	100	(6)	6	0	0

BPS	China Government International Bond	1.000%	12/20/2019	0.827%	$	800	6	1	7	0
	Dell, Inc.	1.000%	09/20/2019	1.539%		600	(26)	13	0	(13)

CBK	China Government International Bond	1.000%	12/20/2019	0.827%		6,200	47	4	51	0
	Dell, Inc.	1.000%	09/20/2019	1.539%		4,000	(207)	116	0	(91)
	Dell, Inc.	1.000%	12/20/2019	1.661%		400	(20)	8	0	(12)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	145

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2015	4.839%	$	900	$(57)	$32	$0	$(25)

JPM	China Government International Bond	1.000%	12/20/2019	0.827%		2,000	14	2	16	0

MYC	Barclays Bank PLC	1.000%	06/20/2015	0.197%	EUR	1,600	18	(14)	4	0

							$(235)	$176	$82	$(141)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$7,175	$ (1,427)	$14	$0	$(1,413)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	200	27	3	30	0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	300	40	5	45	0

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	921	(3)	3	0	0

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	1,689	(6)	5	0	(1)

					$ (1,369)	$30	$75	$(1,414)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	170	$0	$27	$27	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		40	0	0	0	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	5,100	9	(28)	0	(19)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	2,800	(3)	26	23	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	90	1	14	15	0
	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	14,900	(32)	(80)	0	(112)
	Pay	1-Year BRL-CDI	11.000%	01/04/2021		14,600	54	(294)	0	(240)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		11,800	(31)	(73)	0	(104)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	2,100	0	19	19	0

CBK	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	40	0	1	1	0
	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	1,400	0	10	10	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		2,700	(1)	(3)	0	(4)

DUB	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	7,500	12	(40)	0	(28)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		11,200	10	(109)	0	(99)

FBF	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	120	0	20	20	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		42	0	4	4	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	14,100	23	(75)	0	(52)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	1,380	0	14	14	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,700	0	(30)	0	(30)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		30,700	(84)	(188)	0	(272)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	7,400	(17)	65	48	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		7,000	(1)	78	77	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		6,900	(1)	(8)	0	(9)

HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,800	2	(33)	0	(31)

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	100	1	14	15	0

MYC	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		90	0	15	15	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	5,900	1	(32)	0	(31)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	400	0	4	4	0

146	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	30	$0	$0	$0	$0
	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	8,400	(19)	(56)	0	(75)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	4,200	(4)	32	28	0

							$(80)	$(706)	$320	$(1,106)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	159	Not Applicable, Fully Funded	04/11/2015	$66	$66	$6	$72	$0

	Pay	OGX Petroleo e Gas Participaceos S.A.	201	Not Applicable, Fully Funded	04/11/2015	84	84	41	125	0

							$150	$47	$197	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	ERAUSST Index	124,578	1-Month USD-LIBOR less a specified spread	11/20/2015	$315,748		$14,668	$14,668	$0

FBF	Receive	ERAUSST Index	31,187	1-Month USD-LIBOR less a specified spread	10/15/2015	81,555		1,162	1,162	0

								$15,830	$15,830	$0

Total Swap Agreements							$(1,534)	$15,373	$16,504	$(2,665)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $7,020 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$142	$195	$84	$421	$(134)	$(432)	$(1,432)	$(1,998)	$(1,577)	$1,688	$111
BPS	65	0	41	106	(1,473)	(111)	(469)	(2,053)	(1,947)	2,085	138
BRC	17	2	0	19	0	(2)	0	(2)	17	0	17
CBK	58	6	107	171	(43)	(11)	(107)	(161)	10	0	10
DUB	1,965	282	14,865	17,112	(42)	(269)	(127)	(438)	16,674	(17,610)	(936)
FBF	1,046	1	1,186	2,233	0	(124)	(56)	(180)	2,053	(2,349)	(296)
GLM	207	242	139	588	(2,621)	(441)	(311)	(3,373)	(2,785)	2,804	19
GST	0	0	0	0	0	0	(26)	(26)	(26)	0	(26)
HUS	95	0	0	95	0	(36)	(31)	(67)	28	0	28
JPM	1,204	46	31	1,281	(595)	(85)	0	(680)	601	(708)	(107)
MSB	3,486	0	0	3,486	(87)	(40)	0	(127)	3,359	(2,920)	439
MYC	0	962	23	985	0	(1,156)	(31)	(1,187)	(202)	141	(61)
NGF	0	0	0	0	(23)	0	0	(23)	(23)	0	(23)
RYL	0	7	0	7	0	(17)	0	(17)	(10)	(5)	(15)
SCX	56	0	0	56	(160)	0	0	(160)	(104)	261	157
SOG	496	0	0	496	0	0	0	0	496	(620)	(124)
UAG	2,183	35	28	2,246	(32)	(21)	(75)	(128)	2,118	(2,260)	(142)

Total Over the Counter	$11,020	$1,778	$16,504	$29,302	$(5,210)	$(2,745)	$(2,665)	$(10,620)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	147

Schedule of Investments PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$20	$20
Futures	0	0	0	0	420	420
Swap Agreements	0	31	0	0	27	58

	$0	$31	$0	$0	$467	$498

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,020	$0	$11,020
Purchased Options	0	1	0	101	1,676	1,778
Swap Agreements	0	354	15,830	0	320	16,504

	$0	$355	$15,830	$11,121	$1,996	$29,302

	$0	$386	$15,830	$11,121	$2,463	$29,800

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$159	$159
Futures	0	0	0	0	126	126
Swap Agreements	0	0	0	0	700	700

	$0	$0	$0	$0	$985	$985

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,210	$0	$5,210
Written Options	0	0	0	545	2,200	2,745
Swap Agreements	0	1,555	0	4	1,106	2,665

	$0	$1,555	$0	$5,759	$3,306	$10,620

	$0	$1,555	$0	$5,759	$4,291	$11,605

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(54)	$(54)
Written Options	0	0	157	0	205	362
Futures	0	0	(56)	0	(186)	(242)
Swap Agreements	0	587	0	0	(8,586)	(7,999)

	$0	$587	$101	$0	$(8,621)	$(7,933)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,642	$0	$17,642
Purchased Options	0	1	(87)	(11)	1,547	1,450
Written Options	0	307	(184)	273	(842)	(446)
Swap Agreements	0	485	49,164	0	1,063	50,712

	$0	$793	$48,893	$17,904	$1,768	$69,358

	$0	$1,380	$48,994	$17,904	$(6,853)	$61,425

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Written Options	0	0	0	0	(37)	(37)
Futures	0	0	0	0	823	823
Swap Agreements	0	354	0	0	(8,473)	(8,119)

	$0	$354	$0	$0	$(7,679)	$(7,325)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,102	$0	$9,102
Purchased Options	0	(1)	0	(74)	(727)	(802)
Written Options	0	(43)	0	(303)	478	132
Swap Agreements	0	(8)	(22,547)	(4)	(246)	(22,805)

	$0	$(52)	$(22,547)	$8,721	$(495)	$(14,373)

	$0	$302	$(22,547)	$8,721	$(8,174)	$(21,698)

148	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,769	$48	$4,817
Corporate Bonds & Notes
Banking & Finance	0	81,005	0	81,005
Industrials	0	30,124	0	30,124
Utilities	0	13,121	0	13,121
Municipal Bonds & Notes
California	0	784	0	784
New York	0	187	0	187
Ohio	0	334	0	334
U.S. Government Agencies	0	22,953	0	22,953
U.S. Treasury Obligations	0	65,682	0	65,682
Mortgage-Backed Securities	0	27,585	202	27,787
Asset-Backed Securities	0	21,507	0	21,507
Sovereign Issues	0	50,043	0	50,043
Preferred Securities
Banking & Finance	2,150	0	0	2,150
Short-Term Instruments
Certificates of Deposit	0	8,048	0	8,048
Commercial Paper	0	495	0	495
Repurchase Agreements	0	609	0	609
U.S. Treasury Bills	0	3,040	0	3,040
	$2,150	$330,286	$250	$332,686

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$86,629	$0	$0	$86,629

Total Investments	$88,779	$330,286	$250	$419,315

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(72,659)	$0	$(72,659)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	420	78	0	498
Over the counter	0	29,105	197	29,302
	$420	$29,183	$197	$29,800

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(126)	(851)	0	(977)
Over the counter	0	(10,620)	0	(10,620)
	$(126)	$(11,471)	$0	$(11,597)

Totals	$89,073	$275,339	$447	$364,859

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	149

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.6%

BANK LOAN OBLIGATIONS 3.2%
Biomet, Inc.
3.674% due 07/25/2017		$8,379	$8,378
BMC Software Finance, Inc.
5.000% due 09/10/2020		13,476	13,157
Charter Communications Operating LLC
3.000% due 07/01/2020		5,493	5,481
Dell, Inc.
3.750% due 10/29/2018		4,046	4,061
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		2,373	2,386
H.J. Heinz Co.
3.250% due 06/05/2020		13,835	13,862
HCA, Inc.
2.928% due 03/31/2017		4,265	4,272
MGM Resorts International
3.500% due 12/20/2019		1,955	1,951
OGX
TBD% - 10.000% due 04/10/2015		62	48
Phillips-Van Heusen Corp.
3.250% due 02/13/2020		914	920
Realogy Corp.
3.750% due 03/05/2020		2,641	2,642
RPI Finance Trust
2.775% due 11/09/2016		1,687	1,700

Total Bank Loan Obligations (Cost $58,895)			58,858

CORPORATE BONDS & NOTES 31.0%

BANKING & FINANCE 18.3%
Ally Financial, Inc.
2.500% due 03/15/2017 (e)		5,000	4,933
3.125% due 01/15/2016		100	101
4.625% due 06/26/2015		2,500	2,516
5.500% due 02/15/2017		400	417
6.250% due 12/01/2017		500	534
Aviation Loan Trust
2.381% due 12/15/2022		4,044	3,747
Banca Carige SpA
3.875% due 10/24/2018	EUR	6,100	7,327
Banca Monte dei Paschi di Siena SpA
2.875% due 04/16/2022		950	1,147
3.125% due 06/30/2015		1,196	1,294
5.000% due 02/09/2019		10,100	12,284
Banco de Sabadell S.A.
3.500% due 01/19/2016		5,700	6,297
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)		100	125
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$1,600	1,656
Bank of America Corp.
1.144% due 04/01/2019		21,700	21,848
1.335% due 03/22/2018		700	708
2.650% due 04/01/2019		4,000	4,080
5.650% due 05/01/2018		300	333
6.875% due 04/25/2018		1,500	1,717
Bankia S.A.
3.500% due 12/14/2015	EUR	700	770
4.250% due 07/05/2016		2,400	2,720
4.500% due 04/26/2022		11,900	16,236
Barclays Bank PLC
10.179% due 06/12/2021		$2,510	3,442
14.000% due 06/15/2019 (d)	GBP	1,777	3,553
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$1,700	1,717

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
British Land Co. PLC
6.750% due 03/31/2020	GBP	400	$707
Cantor Fitzgerald LP
7.875% due 10/15/2019		$1,700	1,857
CIT Group, Inc.
4.250% due 08/15/2017		5,400	5,495
6.625% due 04/01/2018		600	645
Citigroup, Inc.
6.125% due 05/15/2018		500	563
Credit Agricole S.A.
0.813% due 06/12/2017		16,000	15,995
Crown Castle International Corp.
5.250% due 01/15/2023		2,400	2,532
Dexia Credit Local S.A.
0.235% due 11/04/2015	EUR	3,000	3,231
Eksportfinans ASA
2.000% due 09/15/2015		$400	401
2.375% due 05/25/2016		4,000	4,024
5.500% due 05/25/2016		1,300	1,353
5.500% due 06/26/2017		500	534
European Financial Stability Facility
1.250% due 07/31/2018	EUR	15,100	16,956
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	4,400	6,507
Ford Motor Credit Co. LLC
0.784% due 09/08/2017		$9,700	9,650
General Motors Financial Co., Inc.
2.625% due 07/10/2017		6,400	6,467
2.750% due 05/15/2016		200	203
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	6,300	7,289
GMAC International Finance BV
7.500% due 04/21/2015		100	108
HBOS PLC
0.696% due 03/29/2016		300	324
0.964% due 09/06/2017		$400	400
6.750% due 05/21/2018		1,600	1,794
HSBC Finance Corp.
0.692% due 06/01/2016		100	100
International Lease Finance Corp.
4.875% due 04/01/2015		2,375	2,375
6.750% due 09/01/2016		5,050	5,378
8.625% due 09/15/2015		5,400	5,562
Intesa Sanpaolo SpA
3.125% due 01/15/2016		1,400	1,419
JPMorgan Chase & Co.
0.777% due 02/15/2017		14,000	14,024
0.806% due 04/25/2018		11,000	10,998
LBG Capital PLC
7.625% due 10/14/2020	EUR	200	236
15.000% due 12/21/2019		700	1,128
15.000% due 12/21/2019	GBP	200	419
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$1,400	2,016
Mizuho Bank Ltd.
0.717% due 09/25/2017		700	699
Morgan Stanley
1.536% due 04/25/2018		8,700	8,845
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,500	1,399
Navient Corp.
6.000% due 01/25/2017		$400	422
6.250% due 01/25/2016		6,061	6,250
8.450% due 06/15/2018		1,450	1,613
Nederlandse Waterschapsbank NV
2.125% due 06/16/2016		500	510

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RCI Banque S.A.
3.500% due 04/03/2018		$8,000	$8,358
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		21,500	21,565
Shinsei Bank Ltd.
7.375% due 09/14/2020	EUR	5,380	5,911
Skandinaviska Enskilda Banken AB
1.375% due 05/29/2018		$3,400	3,404
SL Green Realty Corp.
4.500% due 12/01/2022		3,800	3,982
Springleaf Finance Corp.
5.400% due 12/01/2015		1,300	1,325
Standard Chartered PLC
3.950% due 01/11/2023		1,000	1,006
Swedbank Hypotek AB
1.375% due 03/28/2018		16,800	16,830
Toronto-Dominion Bank
2.125% due 07/02/2019		9,600	9,732
Virgin Media Secured Finance PLC
5.500% due 01/15/2021	GBP	6,700	10,813
Westpac Banking Corp.
1.850% due 11/26/2018		$500	506

			333,362

INDUSTRIALS 6.3%
Actavis Funding SCS
1.523% due 03/12/2020		1,500	1,522
3.450% due 03/15/2022		1,500	1,539
ADT Corp.
4.125% due 06/15/2023		1,200	1,125
6.250% due 10/15/2021 (f)		2,300	2,455
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		5,700	5,679
ArcelorMittal
4.500% due 08/05/2015		8,750	8,826
Cemex S.A.B. de C.V.
5.003% due 10/15/2018		1,800	1,885
5.875% due 03/25/2019		2,300	2,380
Clear Channel Worldwide Holdings, Inc.
6.500% due 11/15/2022		100	106
CNH Industrial Capital LLC
3.625% due 04/15/2018		4,500	4,534
CNPC General Capital Ltd.
1.157% due 05/14/2017		5,200	5,210
Con-way, Inc.
7.250% due 01/15/2018		700	791
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		424	450
CST Brands, Inc.
5.000% due 05/01/2023		1,500	1,537
DISH DBS Corp.
7.125% due 02/01/2016		800	833
ERAC USA Finance LLC
6.200% due 11/01/2016		1,000	1,076
First Quantum Minerals Ltd.
6.750% due 02/15/2020		988	919
7.000% due 02/15/2021		988	921
Freeport-McMoRan, Inc.
2.375% due 03/15/2018		2,500	2,489
HCA, Inc.
4.750% due 05/01/2023		1,000	1,040
6.500% due 02/15/2016		300	312
6.500% due 02/15/2020		2,600	2,934
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	9,800	7,376

150	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hertz Corp.
4.250% due 04/01/2018		$3,250	$3,291
HJ Heinz Co.
4.250% due 10/15/2020		2,700	2,774
Kinder Morgan Energy Partners LP
9.000% due 02/01/2019		400	488
KP Germany Erste GmbH
11.625% due 07/15/2017	EUR	4,900	5,717
Lennar Corp.
5.600% due 05/31/2015		$200	201
Masco Corp.
6.125% due 10/03/2016		2,000	2,141
MGM Resorts International
7.500% due 06/01/2016		900	948
Mondelez International, Inc.
2.250% due 02/01/2019		2,200	2,227
NXP BV
3.500% due 09/15/2016		8,200	8,323
Outerwall, Inc.
6.000% due 03/15/2019		2,300	2,242
PHH Corp.
6.375% due 08/15/2021		4,250	4,111
Schaeffler Finance BV
4.250% due 05/15/2018	EUR	2,400	2,645
Sensata Technologies BV
4.875% due 10/15/2023		$3,250	3,356
Tenet Healthcare Corp.
6.000% due 10/01/2020		4,900	5,200
Time Warner Cos., Inc.
7.250% due 10/15/2017		2,100	2,406
Time Warner, Inc.
3.150% due 07/15/2015		650	655
Times Square Hotel Trust
8.528% due 08/01/2026		3,170	4,135
Trionista Holdco GmbH
5.000% due 04/30/2020	EUR	400	451
VeriSign, Inc.
4.625% due 05/01/2023		$5,000	5,012
Zimmer Holdings, Inc.
2.700% due 04/01/2020		2,200	2,232

			114,494

UTILITIES 6.4%
AES Corp.
3.262% due 06/01/2019		6,700	6,683
8.000% due 10/15/2017		280	324
BP Capital Markets PLC
4.500% due 10/01/2020		200	222
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		7,600	7,585
Dynegy Finance, Inc.
6.750% due 11/01/2019		12,200	12,642
7.375% due 11/01/2022		1,950	2,057
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		9,800	10,575
Petrobras Global Finance BV
2.393% due 01/15/2019		2,000	1,738
2.631% due 03/17/2017		500	462
2.750% due 01/15/2018	EUR	600	583
3.000% due 01/15/2019		$2,200	1,905
3.151% due 03/17/2020		8,200	7,093
3.250% due 04/01/2019	EUR	400	384
3.750% due 01/14/2021		200	191
6.250% due 12/14/2026	GBP	200	257
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017		$20,300	20,338

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sprint Communications, Inc.
8.375% due 08/15/2017		$3,800	$4,137
9.125% due 03/01/2017		10,900	11,936
Telecom Italia SpA
7.375% due 12/15/2017	GBP	3,400	5,678
Telefonica Europe BV
6.500% due 09/18/2018 (d)	EUR	1,400	1,696
Verizon Communications, Inc.
3.500% due 11/01/2024		$4,300	4,409
4.400% due 11/01/2034		8,760	8,954
4.862% due 08/21/2046		1,870	1,963
5.150% due 09/15/2023		4,600	5,277

			117,089

Total Corporate Bonds & Notes (Cost $591,179)			564,945

MUNICIPAL BONDS & NOTES 1.3%

CALIFORNIA 1.0%
Bay Area Toll Authority, California Revenue Bonds, Series 2008
1.120% due 04/01/2045		500	511
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049		100	128
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039		1,400	2,110
7.500% due 04/01/2034		5,120	7,662
California State General Obligation Bonds, (BABs), Series 2010
7.625% due 03/01/2040		400	624
7.950% due 03/01/2036		200	247
Los Angeles County, California Metropolitan Transportation Authority Revenue Bonds, (BABs), Series 2010
5.735% due 06/01/2039		200	258
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033		200	271
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2009
6.008% due 07/01/2039		100	131
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039		500	631
5.813% due 06/01/2040		200	259
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049		100	137
University of California Revenue Bonds, Series 2013
2.900% due 05/15/2024		5,000	5,072

			18,041

ILLINOIS 0.1%
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021		990	1,090

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		2,375	2,375

NEW YORK 0.0%
New York State Urban Development Corp. Revenue Bonds, (BABs), Series 2009
5.770% due 03/15/2039		100	124

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.0%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
8.084% due 02/15/2050	$200	$323

PENNSYLVANIA 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	100	116

SOUTH DAKOTA 0.1%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
2.156% due 06/01/2018	2,500	2,520

Total Municipal Bonds & Notes (Cost $23,407)		24,589

U.S. GOVERNMENT AGENCIES 8.8%
Fannie Mae
0.544% due 05/25/2037	93	94
0.574% due 04/25/2037	133	134
0.584% due 09/25/2035	78	78
0.624% due 12/25/2040	536	542
0.674% due 05/25/2040	353	355
0.724% due 09/25/2041	287	291
0.774% due 01/25/2034	401	407
0.824% due 02/25/2024	198	201
0.924% due 01/25/2040	578	589
1.074% due 03/25/2032	110	114
3.000% due 06/25/2042 (a)	8,889	1,040
3.500% due 12/01/2025 - 04/01/2045	21,800	22,905
4.000% due 06/01/2024 - 04/01/2045	27,898	30,113
4.500% due 10/01/2020 - 09/01/2024	133	143
5.000% due 02/01/2032 - 04/01/2033	97	109
6.076% due 03/25/2024 (a)	2,384	248
6.126% due 03/25/2038 (a)	2,149	285
6.206% due 03/25/2037 (a)	348	54
6.426% due 08/25/2041 (a)	1,485	205
6.476% due 07/25/2039 (a)	791	97
12.313% due 03/25/2040	279	334
Freddie Mac
0.475% due 02/15/2037	28	28
0.525% due 05/15/2036	70	71
0.575% due 11/15/2043	56,487	56,721
0.675% due 11/15/2040 - 02/15/2041	859	864
5.500% due 08/15/2030	1	1
6.026% due 06/15/2038 - 10/15/2042 (a)	10,599	1,542
7.570% due 12/15/2042	2,096	2,176
7.826% due 02/15/2032 (a)	727	167
9.551% due 01/15/2041	1,064	1,175
11.532% due 09/15/2041	44	47
12.677% due 02/15/2041	6	7
Ginnie Mae
0.476% due 12/20/2042	5,587	5,618
3.500% due 04/01/2045	32,200	33,923

Total U.S. Government Agencies (Cost $159,468)		160,678

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	151

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 24.5%
U.S. Treasury Bonds
3.125% due 08/15/2044		$22,700	$25,454
4.250% due 05/15/2039 (f)		23,800	31,455
4.500% due 08/15/2039 (f)		16,400	22,462
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022 (f)		45,232	45,776
0.125% due 01/15/2023 (f)(h)(j)		11,544	11,609
0.125% due 07/15/2024 (f)(h)		47,153	47,241
0.250% due 01/15/2025 (f)		63,159	63,741
0.375% due 07/15/2023 (h)(j)		3,515	3,610
1.750% due 01/15/2028 (j)		446	524
2.000% due 01/15/2026		31,915	37,884
2.375% due 01/15/2025 (h)		21,081	25,597
2.375% due 01/15/2027		3,245	4,011
U.S. Treasury Notes
2.000% due 05/31/2021 (h)(j)		54,600	55,837
2.250% due 11/15/2024 (h)(j)		2,500	2,570
2.375% due 08/15/2024 (h)(j)		66,000	68,609

Total U.S. Treasury Obligations (Cost $434,503)			446,380

MORTGAGE-BACKED SECURITIES 6.7%
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^		1,062	875
Banc of America Commercial Mortgage Trust
5.309% due 10/10/2045		370	371
Banc of America Funding Trust
2.699% due 02/20/2036		99	98
BCAP LLC Trust
0.341% due 09/26/2035		193	191
Bear Stearns Adjustable Rate Mortgage Trust
2.585% due 08/25/2033		325	325
2.625% due 05/25/2034		2	2
2.797% due 02/25/2034		1,405	1,379
Bear Stearns ALT-A Trust
2.058% due 10/25/2033		20	19
Bella Vista Mortgage Trust
2.489% due 11/20/2034		316	309
Chase Mortgage Finance Trust
5.500% due 03/25/2037		41	39
Citigroup Commercial Mortgage Trust
2.202% due 09/10/2045 (a)		45,372	4,422
5.735% due 06/14/2050		12,389	13,092
Commercial Mortgage Trust
1.906% due 01/10/2046		4,300	4,351
Countrywide Alternative Loan Trust
0.344% due 11/25/2036		2,026	1,895
4.750% due 08/25/2018		515	516
6.000% due 02/25/2037 ^		763	626
Countrywide Home Loan Mortgage Pass-Through Trust
5.500% due 10/25/2034		1,300	1,343
5.500% due 01/25/2035		664	677
DBUBS Mortgage Trust
4.537% due 07/10/2044		500	562
Eurohome UK Mortgages PLC
0.714% due 06/15/2044	GBP	4,936	6,949
First Horizon Alternative Mortgage Securities Trust
2.219% due 06/25/2034		$67	66
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035		395	411
GE Commercial Mortgage Corp. Trust
5.543% due 12/10/2049		8,300	8,785
GS Mortgage Securities Trust
4.753% due 03/10/2044		500	564
5.162% due 12/10/2043		500	576

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.796% due 08/10/2045		$1,798	$1,943
GSAA Home Equity Trust
6.000% due 04/01/2034		276	290
GSR Mortgage Loan Trust
2.671% due 09/25/2035		80	81
Impac CMB Trust
1.094% due 11/25/2034		20	19
IndyMac Mortgage Loan Trust
0.414% due 04/25/2035		167	150
JPMorgan Alternative Loan Trust
3.073% due 11/25/2036 ^		651	551
JPMorgan Chase Commercial Mortgage Securities Trust
3.616% due 11/15/2043		700	736
JPMorgan Resecuritization Trust
6.000% due 03/26/2038		6,876	5,643
Leek Finance PLC
0.525% due 09/21/2038		8,988	9,396
Lehman XS Trust
0.354% due 07/25/2037 ^		595	446
MASTR Adjustable Rate Mortgages Trust
0.524% due 07/25/2035 ^		6,864	3,564
MASTR Asset Securitization Trust
5.250% due 12/25/2033		417	429
Morgan Stanley Bank of America Merrill Lynch Trust
1.704% due 02/15/2046 (a)		34,623	2,903
Morgan Stanley Re-REMIC Trust
5.796% due 08/15/2045		11,930	12,780
RBSSP Resecuritization Trust
5.237% due 10/26/2035		16,443	15,447
Residential Accredit Loans, Inc. Trust
6.000% due 10/25/2034		553	583
Structured Adjustable Rate Mortgage Loan Trust
0.414% due 03/25/2035		893	810
0.484% due 07/25/2035		842	627
Structured Asset Mortgage Investments Trust
0.364% due 02/25/2036		473	305
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.398% due 02/25/2034		189	185
WaMu Mortgage Pass-Through Certificates Trust
0.594% due 05/25/2044		5,191	5,084
1.948% due 02/27/2034		93	90
2.399% due 08/25/2034		411	411
Wells Fargo Commercial Mortgage Trust
1.186% due 02/15/2027		11,300	11,271
Wells Fargo Mortgage-Backed Securities Trust
2.604% due 04/25/2036 ^		52	51
2.639% due 03/25/2035		53	54

Total Mortgage-Backed Securities (Cost $124,876)			122,292

ASSET-BACKED SECURITIES 8.3%
Aegis Asset-Backed Securities Trust
1.174% due 03/25/2035 ^		1,000	928
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.899% due 10/25/2034		1,709	1,516
Alba SPV SRL
1.569% due 04/20/2040	EUR	6,111	6,641
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.236% due 11/25/2034		$2,158	1,771
Asset-Backed Funding Certificates Trust
0.924% due 06/25/2035		1,577	1,544
Asset-Backed Securities Corp. Home Equity Loan Trust
0.604% due 11/25/2035		2,100	2,041
0.814% due 07/25/2035		1,000	913

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Atrium CDO Corp.
1.357% due 11/16/2022		$8,345	$8,355
Bear Stearns Asset-Backed Securities Trust
0.344% due 03/25/2037		2,156	2,060
0.581% due 12/25/2035		2,200	2,139
Bilkreditt Ltd.
0.438% due 12/25/2027	EUR	493	532
BNC Mortgage Loan Trust
0.274% due 05/25/2037		$929	893
COA Summit CLO Ltd.
1.607% due 04/20/2023		6,500	6,499
Countrywide Asset-Backed Certificates
0.324% due 12/25/2036		8,935	8,398
0.324% due 05/25/2037		1,523	1,357
0.344% due 05/25/2037		540	483
0.361% due 07/25/2036		1,214	1,190
0.834% due 11/25/2033		1,199	1,160
Countrywide Asset-Backed Certificates Trust
0.791% due 08/25/2035		1,300	1,217
1.224% due 09/25/2034		1,328	1,203
Educational Funding Co. LLC
0.506% due 10/25/2029		1,787	1,661
Fremont Home Loan Trust
0.414% due 01/25/2036		400	385
Gallatin CLO Ltd.
1.523% due 07/15/2023		3,700	3,696
GSAMP Trust
1.224% due 06/25/2034		402	388
HSBC Home Equity Loan Trust
0.656% due 03/20/2036		1,000	947
Inwood Park CDO Ltd.
0.482% due 01/20/2021		1,627	1,623
L2L Education Loan Trust
0.515% due 06/15/2031		2,100	1,949
LCM LP
1.513% due 04/15/2022		17,800	17,816
Lehman ABS Mortgage Loan Trust
0.374% due 06/25/2037		5,785	3,837
LightPoint Pan-European CLO PLC
0.302% due 01/31/2022	EUR	149	159
Madison Park Funding Ltd.
1.507% due 04/22/2022		$14,700	14,660
MASTR Asset-Backed Securities Trust
0.634% due 06/25/2035		12,281	11,191
Morgan Stanley Mortgage Loan Trust
0.244% due 01/25/2047		20	20
New Century Home Equity Loan Trust
0.454% due 10/25/2035		316	315
Octagon Investment Partners Ltd.
1.525% due 05/05/2023		9,800	9,776
OneMain Financial Issuance Trust
2.470% due 09/18/2024		6,300	6,284
Park Place Securities, Inc.
0.664% due 09/25/2035		800	653
RAAC Trust
1.374% due 09/25/2047		1,785	1,764
Residential Asset Mortgage Products Trust
0.344% due 05/25/2036		115	114
Residential Asset Securities Corp. Trust
0.374% due 02/25/2036		414	410
0.634% due 11/25/2035		900	711
0.819% due 03/25/2035		1,976	1,858
0.849% due 02/25/2035		1,910	1,779
Santander Drive Auto Receivables Trust
0.540% due 08/15/2017		6,465	6,462
Securitized Asset-Backed Receivables LLC Trust
0.454% due 12/25/2035		591	572

152	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Silver Arrow S.A.
0.289% due 10/20/2021	EUR	311	$334
SLM Private Credit Student Loan Trust
0.511% due 12/16/2041		$2,000	1,768
Structured Asset Securities Corp.
0.834% due 02/25/2035		329	306
Structured Asset Securities Corp. Mortgage Loan Trust
0.384% due 02/25/2037		7,251	6,437
0.624% due 11/25/2035		1,400	1,257
World Omni Automobile Lease Securitization Trust
0.200% due 10/09/2015		1,226	1,226

Total Asset-Backed Securities (Cost $151,167)			151,198

SOVEREIGN ISSUES 15.8%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	6,800	8,396
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	201,810	59,374
0.000% due 01/01/2016		60,900	17,347
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2023		44,800	12,140
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$16,100	17,704
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	8,700	6,989
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (c)	EUR	8,434	9,544
3.750% due 09/01/2024		33,400	43,934
4.750% due 09/01/2044		4,500	7,722
5.000% due 09/01/2040		4,400	7,505
Italy Government International Bond
5.250% due 09/20/2016		$3,300	3,501
Kommunalbanken A/S
0.649% due 03/27/2017		3,200	3,222
1.375% due 06/08/2017		1,300	1,315

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mexico Government International Bond
4.750% due 06/14/2018	MXN	85,300	$5,602
New Zealand Government Bond
2.000% due 09/20/2025	NZD	24,039	18,449
Republic of Greece Government Bond
4.500% due 07/03/2017	JPY	390,000	2,177
Slovenia Government International Bond
4.125% due 02/18/2019		$17,500	18,545
4.750% due 05/10/2018		6,400	6,873
5.500% due 10/26/2022		11,100	12,835
Spain Government International Bond
2.750% due 10/31/2024	EUR	20,388	25,024

Total Sovereign Issues (Cost $305,403)			288,198

		SHARES
PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%
GMAC Capital Trust
8.125% due 02/15/2040		237,937	6,246

Total Preferred Securities (Cost $6,430)			6,246

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 3.7%

CERTIFICATES OF DEPOSIT 2.3%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$16,900	16,889
Itau Unibanco Holding S.A.
1.605% due 06/21/2016		12,200	12,229
Sumitomo Mitsui Banking Corp.
0.573% due 04/29/2016		12,500	12,500

			41,618

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COMMERCIAL PAPER 0.2%
Tesco Treasury Services PLC
1.024% due 08/18/2015	$4,100	$4,057

U.S. TREASURY BILLS 1.2%
0.015% due 04/09/2015 - 06/25/2015 (b)(f)(h)(j)	20,968	20,968

Total Short-Term Instruments (Cost $66,658)		66,643

Total Investments in Securities (Cost $1,921,986)		1,890,027

	SHARES
INVESTMENTS IN AFFILIATES 13.3%

SHORT-TERM INSTRUMENTS 13.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.3%
PIMCO Short-Term Floating NAV Portfolio	1,334	13
PIMCO Short-Term Floating NAV Portfolio III	24,433,945	242,312

Total Short-Term Instruments (Cost $242,294)		242,325

Total Investments in Affiliates (Cost $242,294)		242,325

Total Investments 116.9% (Cost $2,164,280)		$2,132,352

Financial Derivative Instruments (g)(i) (3.8%) (Cost or Premiums, net $(1,930))		(69,924)

Other Assets and Liabilities, net (13.1%)		(239,109)

Net Assets 100.0%		$1,823,319

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$5,000	$4,933	0.27%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Reverse Repurchase Agreements
BCY	(1.500%)	10/31/2014	10/30/2016	$(2,353)	$(2,347)
BOS	0.230%	01/30/2015	04/28/2015	(98,343)	(98,381)
BSN	0.230%	03/06/2015	04/16/2015	(15,975)	(15,978)

Total Reverse Repurchase Agreements					$(116,706)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	153

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BCY	0.330%	03/19/2015	04/09/2015	$(266)	$(266)
	0.400%	03/25/2015	04/08/2015	(3,199)	(3,201)
BPG	0.330%	03/19/2015	04/09/2015	(4,782)	(4,786)
	0.350%	03/23/2015	04/07/2015	(26,857)	(26,873)
GSC	0.420%	03/26/2015	04/09/2015	(7,068)	(7,073)

Total Sale-Buyback Transactions					$(42,199)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $134,121 at a weighted average interest rate of 0.186%.
(2)	Payable for sale-buyback transactions includes $22 of deferred price drop.

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$40,200	$(40,529)	$(41,108)
Fannie Mae	3.500%	04/01/2045	46,800	(48,784)	(49,171)
Fannie Mae	3.500%	05/01/2045	65,000	(68,023)	(68,128)
Fannie Mae	4.000%	04/01/2045	110,000	(117,128)	(117,629)
Fannie Mae	4.000%	05/01/2045	119,000	(126,830)	(127,049)

				$(401,294)	$(403,085)

Total Short Sales				$(401,294)	$(403,085)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $160,166 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(2,347)	$0	$(2,347)	$2,455	$108
BOS	0	(98,381)	0	(98,381)	98,820	439
BSN	0	(15,978)	0	(15,978)	15,955	(23)

Master Securities Forward Transaction Agreement
BCY	0	0	(3,467)	(3,467)	3,414	(53)
BPG	0	0	(31,659)	(31,659)	31,191	(468)
GSC	0	0	(7,073)	(7,073)	6,985	(88)

Total Borrowings and Other Financing Transactions	$0	$(116,706)	$(42,199)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$112.000	05/22/2015	1,579	$14	$24

Total Purchased Options				$14	$24

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	668	$(574)	$(731)

Total Written Options				$(574)	$(731)

154	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	2,696	$1,100	$101	$0
90-Day Eurodollar December Futures	Short	12/2016	2,984	(2,848)	0	(336)
90-Day Eurodollar June Futures	Short	06/2015	742	(74)	0	(9)
90-Day Eurodollar June Futures	Short	06/2016	43	(7)	0	(4)
90-Day Eurodollar March Futures	Short	03/2016	369	(59)	0	(23)
90-Day Eurodollar September Futures	Short	09/2015	324	(37)	0	(8)
90-Day Eurodollar September Futures	Short	09/2016	6	(1)	0	(1)
Canada Government 10-Year Bond June Futures	Short	06/2015	231	(400)	18	(20)
Euro-BTP Italy Government Bond June Futures	Short	06/2015	339	(376)	0	(383)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	269	455	81	(17)
U.S. Treasury 5-Year Note June Futures	Short	06/2015	200	(297)	0	(40)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	2,333	2,557	729	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	35	(101)	0	(14)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	44	34	13	0

Total Futures Contracts				$(54)	$942	$(855)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-23 5-Year Index	1.000%	12/20/2019	$276,500	$4,694	$334	$50	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$ 416,200	$(2,522)	$(1,302)	$0	$(179)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018	861,100	(13,267)	(7,835)	0	(930)
Receive	3-Month USD-LIBOR	2.250%	12/17/2019	294,700	(12,240)	(6,207)	0	(500)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021	479,800	(26,119)	(15,563)	0	(990)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025	24,900	(434)	(73)	0	(50)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043	18,100	(4,531)	(5,148)	0	(21)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR 70,100	(1,149)	(385)	0	(251)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045	8,700	(522)	(544)	0	(183)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045	2,900	(378)	1	1	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046	10,900	(2,177)	(363)	0	(193)
Receive	6-Month GBP-LIBOR	1.750%	12/17/2016	GBP 52,000	(1,054)	(1,192)	2	0
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	18,400	(496)	(369)	5	0
Receive	6-Month GBP-LIBOR	2.000%	03/18/2022	46,800	(2,418)	(1,962)	8	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN 852,400	69	567	134	0
Pay	28-Day MXN-TIIE	5.630%	07/07/2021	251,400	39	39	40	0

					$(67,199)	$(40,336)	$190	$(3,297)

Total Swap Agreements					$(62,505)	$(40,002)	$240	$(3,297)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	155

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $35,697 and cash of $12,104 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$24	$942	$240	$1,206	$(731)	$(855)	$(3,353)	$(4,939)

(4)	Unsettled variation margin liability of $(56) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	348	$		274	$0	$(1)

BOA	04/2015		BRL	16,785			5,232	0	(27)
	04/2015		GBP	711			1,049	0	(6)
	04/2015	$		5,508		BRL	16,785	0	(249)
	04/2015			4,957		CAD	6,292	11	0
	04/2015			11,668		GBP	7,788	0	(115)
	04/2015			90,822		JPY	10,856,022	0	(306)
	05/2015		EUR	41,469	$		44,731	114	0
	05/2015		JPY	10,856,022			90,860	299	0
	05/2015		MXN	18,244			1,207	14	0
	05/2015	$		35,614		EUR	32,335	0	(824)
	05/2015			367		MXN	5,389	0	(15)
	10/2015		BRL	12,509	$		3,926	221	0

BPS	04/2015			5,128			1,598	0	(8)
	04/2015		NZD	24,806			18,629	84	0
	04/2015	$		1,649		BRL	5,128	0	(42)
	05/2015		MXN	247,765	$		16,671	460	0
	05/2015	$		8,198		EUR	7,555	0	(69)
	10/2015			12,528		BRL	36,000	0	(1,864)

BRC	04/2015		ZAR	16,505	$		1,410	55	0
	05/2015		MXN	16,107			1,077	23	0
	05/2015	$		119		MXN	1,741	0	(5)

CBK	04/2015		BRL	82,084	$		33,828	8,109	0
	04/2015		CAD	9,394			7,513	96	0
	04/2015	$		4,490		AUD	5,780	0	(87)
	04/2015			25,587		BRL	82,084	132	0
	04/2015			18,973		NZD	24,806	0	(428)
	05/2015		EUR	11,944	$		12,667	0	(184)
	05/2015		JPY	368,800			3,099	22	0
	05/2015		MXN	142,306			9,190	0	(121)
	05/2015		NZD	24,806			18,912	428	0
	05/2015	$		4,598		KRW	5,022,804	0	(77)
	05/2015			2,526		MXN	38,397	11	(25)

DUB	04/2015		BRL	907	$		283	0	(1)
	04/2015		INR	192,816			3,048	0	(46)
	04/2015		JPY	6,029,322			50,457	185	0
	04/2015	$		21,690		AUD	28,310	0	(128)
	04/2015			287		BRL	907	0	(3)
	05/2015		MXN	51,134	$		3,300	0	(46)
	07/2015	$		63,381		BRL	171,954	0	(10,953)
	10/2015		BRL	147,651	$		50,310	6,575	0
	01/2016			1,000			293	4	0

FBF	04/2015			153,586			47,925	41	(239)
	04/2015	$		48,343		BRL	153,586	0	(220)
	05/2015		BRL	153,586	$		47,942	215	0

156	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
GLM	04/2015		AUD	33,961	$		26,475	$609	$0
	04/2015		GBP	6,890			10,606	385	0
	04/2015		JPY	917,600			7,581	0	(70)
	04/2015	$		2,131		GBP	1,411	0	(38)
	05/2015		CHF	1,645	$		1,785	90	0
	05/2015		EUR	284,123			325,082	19,389	0
	05/2015	$		12,441		EUR	10,886	0	(729)
	05/2015			312		MXN	4,662	0	(7)
	06/2015			71,436		INR	4,516,890	114	0

HUS	04/2015		BRL	25,130	$		8,492	618	0
	04/2015		HKD	3,504			452	0	0
	04/2015		INR	539,569			8,524	0	(135)
	04/2015	$		7,834		BRL	25,130	40	0
	04/2015			17,720		EUR	16,139	0	(367)
	04/2015			2,159		SGD	2,893	0	(52)
	04/2015			338		TRY	887	0	0
	05/2015		EUR	16,139	$		17,728	367	0
	05/2015		MXN	15,065			993	7	0
	05/2015	$		18,608		MXN	285,446	71	(3)

JPM	04/2015		BRL	304,934	$		114,592	19,365	(317)
	04/2015		INR	780,252			12,336	0	(185)
	04/2015		JPY	3,909,100			32,189	0	(405)
	04/2015	$		94,890		BRL	304,934	654	0
	04/2015			36,218		MXN	532,990	0	(1,314)
	05/2015		BRL	241,780	$		74,577	0	(556)
	05/2015		EUR	3,216			3,429	0	(31)
	05/2015		KRW	26,487,242			23,581	78	(337)
	05/2015	$		124		MXN	1,839	0	(4)
	06/2015		INR	1,425,927	$		22,495	0	(93)
	10/2015		BRL	77,649			25,396	2,396	0
	01/2016			39,400			12,753	1,376	0

MSB	04/2015			907			287	2	0
	04/2015		GBP	27,606			41,617	668	0
	04/2015	$		283		BRL	907	1	0
	05/2015		MXN	51,134	$		3,300	0	(46)

NGF	05/2015			51,122			3,300	0	(45)

RBC	04/2015		SGD	3,106			2,307	44	0

SCX	05/2015	$		23,936		MXN	351,164	0	(960)

UAG	04/2015		EUR	16,139	$		18,355	1,001	0
	04/2015		INR	1,510,969			24,252	16	(11)
	04/2015	$		48,223		INR	3,023,607	298	0
	06/2015		INR	3,023,607	$		47,567	0	(328)
	01/2016		BRL	20,500			6,633	714	0

Total Forward Foreign Currency Contracts								$65,402	$(22,122)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BPS	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015	$500,000	$50	$16

JPM	Put - OTC CDX.IG-23 5-Year Index	Buy	1.500%	05/20/2015	25,000	3	1

						$53	$17

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR 36,100	$59	$59

BRC	Call - OTC USD versus CNH	CNH	6.500	02/02/2016	$ 191	4	2
	Call - OTC USD versus CNH		7.500	02/02/2016	191	1	1

JPM	Call - OTC USD versus CNH		6.400	02/02/2016	13,683	370	220
	Call - OTC USD versus CNH		7.400	02/02/2016	13,683	82	33

UAG	Call - OTC USD versus CNH		6.500	02/02/2016	8,000	168	97
	Call - OTC USD versus CNH		7.500	02/02/2016	8,000	44	17

						$728	$429

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	157

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$6,000	$12	$12
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	275,800	625	940
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015	119,700	247	430

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017	14,100	1,081	671
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017	16,500	1,430	732
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017	21,200	1,548	916

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015	578,200	1,669	1,970

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016	353,400	742	712
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016	345,400	725	730
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.113%	12/16/2015	343,100	907	1,138
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016	160,900	380	438
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017	75,500	5,385	3,161

							$14,751	$11,850

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
MYI	Call - OTC Fannie Mae 3.500% due 06/01/2045	$112.000	06/04/2015	$30,000	$1	$0
	Call - OTC Fannie Mae 4.000% due 06/01/2045	114.750	06/04/2015	659,000	26	0
	Call - OTC Fannie Mae 4.500% due 05/01/2045	115.000	05/06/2015	186,000	7	0

					$34	$0

Total Purchased Options					$15,566	$12,296

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR	10,842	$(157)	$(551)
	Call - OTC EUR versus JPY		142.900	04/14/2015		10,842	(106)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		8,261	(49)	(88)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	849	(18)	(24)
	Call - OTC USD versus BRL		3.960	03/10/2016		2,181	(70)	(86)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	12,045	(84)	(76)
	Call - OTC EUR versus USD		1.110	05/22/2015		12,045	(84)	(82)
	Put - OTC EUR versus USD		1.040	06/11/2015		26,439	(157)	(282)
	Call - OTC USD versus BRL	BRL	2.700	05/29/2015	$	19,400	(485)	(3,252)

BRC	Call - OTC USD versus CNH	CNH	7.000	02/02/2016		381	(4)	(2)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		13,600	(324)	(10)

CBK	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	30,500	(238)	(491)
	Call - OTC USD versus BRL	BRL	2.740	06/08/2015	$	18,200	(409)	(2,872)
	Call - OTC USD versus BRL		2.770	06/11/2015		26,000	(756)	(3,902)

DUB	Put - OTC USD versus JPY	JPY	92.000	05/19/2016		900	(21)	(1)

FBF	Put - OTC AUD versus USD	$	0.758	06/01/2015	AUD	1,200	(8)	(18)
	Put - OTC AUD versus USD		0.763	06/01/2015		1,200	(9)	(21)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	6,182	(138)	(174)

GLM	Call - OTC USD versus BRL		2.650	05/29/2015		15,617	(461)	(2,856)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		20,200	(455)	(15)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	8,367	(66)	(206)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	4,950	(159)	(195)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		27,366	(288)	(140)
	Put - OTC USD versus JPY	JPY	91.000	02/18/2016		31,500	(803)	(24)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	1,100	(7)	(18)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	16,000	(147)	(69)

							$(5,503)	$(15,455)

158	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	6,000	$(12)	$(12)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		24,700	(269)	(594)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		56,900	(691)	(1,776)

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		59,200	(1,081)	(637)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		69,300	(1,430)	(702)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		89,000	(1,547)	(881)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		119,200	(1,685)	(3,721)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		353,400	(742)	(716)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		345,400	(725)	(739)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		26,700	(190)	(196)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		26,700	(190)	(147)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		317,100	(5,438)	(2,998)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.000%	12/16/2015		74,600	(908)	(1,385)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		34,800	(392)	(403)

								$(15,300)	$(14,907)

Total Written Options								$(20,803)	$(30,362)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	1,346	$271,900	AUD	0	EUR	216,100	GBP	0	JPY	0	$(6,266)
Sales	6,028	4,904,915		129,645		1,112,376		103,300		28,028	(52,617)
Closing Buys	(1,146)	(1,299,467)		0		(87,777)		0		(28,028)	21,756
Expirations	(3,533)	(1,883,880)		(33,105)		(1,020,674)		(61,300)		0	12,064
Exercised	(2,027)	(187,142)		(62,540)		(131,184)		(42,000)		0	3,686

Balance at End of Period	668	$1,806,326	AUD	34,000	EUR	88,841	GBP	0	JPY	0	$(21,377)

SWAP AGREEMENTS:

CORRELATION SWAPS

Counterparty	Pay/Receive Correlation	Correlation Asset	Correlation Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Pay	USD-BRL versus EUR-BRL	81.500%	04/24/2015	600	$0	$(10)	$0	$(10)
	Pay	USD-BRL versus EUR-BRL	80.000%	04/27/2015	1,100	0	(20)	0	(20)

GLM	Pay	USD-BRL versus EUR-BRL	81.000%	04/24/2015	600	0	(11)	0	(11)

						$0	$(41)	$0	$(41)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
										Asset	Liability
CBK	Russia Government International Bond	(1.000%	)	09/20/2019	4.054%	$	22,000	$1,302	$1,338	$2,640	$0

JPM	Russia Government International Bond	(1.000%	)	09/20/2019	4.054%		6,300	381	375	756	0

								$1,683	$1,713	$3,396	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Italy Government International Bond	1.000%	09/20/2019	0.887%	$	1,800	$(8)	$17	$9	$0
	Spain Government International Bond	1.000%	03/20/2020	0.742%		28,000	206	148	354	0

BPS	Barclays Bank PLC	3.000%	06/20/2018	0.564%	EUR	3,000	(9)	266	257	0
	China Government International Bond	1.000%	12/20/2019	0.827%	$	25,800	194	18	212	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		12,000	29	34	63	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	159

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Italy Government International Bond	1.000%	09/20/2019	0.887%	$	15,800	$38	$44	$82	$0
	Italy Government International Bond	1.000%	12/20/2019	0.913%		7,900	(60)	94	34	0

DUB	China Government International Bond	1.000%	12/20/2019	0.827%		6,700	48	7	55	0
	Italy Government International Bond	1.000%	09/20/2019	0.887%		3,700	7	12	19	0

GST	Brazil Government International Bond	1.000%	12/20/2019	2.676%		2,800	(85)	(118)	0	(203)
	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR	3,300	(144)	(469)	0	(613)

HUS	Italy Government International Bond	1.000%	09/20/2019	0.887%	$	23,700	52	71	123	0
	Spain Government International Bond	1.000%	03/20/2020	0.742%		53,000	366	304	670	0

JPM	China Government International Bond	1.000%	12/20/2019	0.827%		61,900	418	90	508	0

MYC	Spain Government International Bond	1.000%	03/20/2020	0.742%		26,800	172	167	339	0

							$1,224	$685	$2,725	$(816)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (5)
								Asset	Liability
BOA	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	$	2,200	$ 295	$35	$330	$0

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019		2,200	294	36	330	0

FBF	CMBX.NA.AAA.1 Index	0.100%	10/12/2052		3,914	(14)	11	0	(3)

GST	CMBX.NA.AAA.1 Index	0.100%	10/12/2052		11,206	(37)	29	0	(8)

						$ 538	$111	$660	$(11)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	24,000	$66	$(180)	$0	$(114)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	15,300	(20)	146	126	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	1,280	(1)	207	206	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		240	1	(3)	0	(2)

BPS	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	166,000	77	(760)	0	(683)
	Pay	1-Year BRL-CDI	11.160%	01/04/2021		129,800	(208)	(1,707)	0	(1,915)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		73,700	211	(560)	0	(349)
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	4,200	0	37	37	0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	640	4	99	103	0

CBK	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	59,400	(2)	(242)	0	(244)
	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	8,200	0	61	61	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		6,300	(1)	(6)	0	(7)
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	240	0	3	3	0

DUB	Pay	1-Year BRL-CDI	11.160%	01/04/2021	BRL	44,800	(81)	(580)	0	(661)
	Pay	1-Year BRL-CDI	11.680%	01/04/2021		25,400	82	(307)	0	(225)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		41,400	(4)	(192)	0	(196)

FBF	Pay	1-Year BRL-CDI	11.680%	01/04/2021		37,100	152	(481)	0	(329)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		44,000	(26)	(183)	0	(209)

160	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	300	$5	$9	$14	$0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		1,030	0	168	168	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		368	(1)	34	33	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		500	4	69	73	0

GLM	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020	EUR	40,700	(3)	452	449	0
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020		37,200	(86)	331	245	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		16,100	(2)	(18)	0	(20)
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	9,050	0	92	92	0

JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		600	4	84	88	0

MYC	Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	45,400	119	(334)	0	(215)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	2,100	1	22	23	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	800	1	129	130	0

UAG	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	21,900	(20)	164	144	0
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	230	0	3	3	0

							$272	$(3,443)	$1,998	$(5,169)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/Receive (6)	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	159	Not Applicable, Fully Funded	04/11/2015	$66	$66	$6	$72	$0
	Pay	OGX Petroleo e Gas Participaceos S.A.	201	Not Applicable, Fully Funded	04/11/2015	84	84	41	125	0

							$150	$47	$197	$0

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	RACNLGT Index	1,048,380	1-Month USD-LIBOR plus a specified spread	04/13/2015	$1,460,311		$(19,884)	$0	$(19,884)
	Pay	RACNSGT Index	1,088,770	1-Month USD-LIBOR plus a specified spread	04/28/2015	1,438,913		(74,141)	0	(74,141)

FBF	Receive	RACNLGT Index	92,126	1-Month USD-LIBOR plus a specified spread	07/15/2015	124,433		2,181	2,181	0
	Pay	RACNSGT Index	48,786	1-Month USD-LIBOR plus a specified spread	07/15/2015	66,831		(1,015)	0	(1,015)
	Receive	RACNLGT Index	155,972	1-Month USD-LIBOR plus a specified spread	11/20/2015	219,171		(4,881)	0	(4,881)
	Pay	RACNSGT Index	162,536	1-Month USD-LIBOR plus a specified spread	11/20/2015	229,299		3,396	3,396	0

								$(94,344)	$5,577	$(99,921)

Total Swap Agreements							$3,867	$(95,272)	$14,553	$(105,958)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	161

Schedule of Investments PIMCO Worldwide Fundamental Advantage AR Strategy Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $116,086 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$0	$0	$0	$0	$(1)	$0	$0	$(1)	$(1)	$0	$(1)
BOA	659	1,441	1,025	3,125	(1,542)	(3,131)	(94,141)	(98,814)	(95,689)	98,730	3,041
BPS	544	16	672	1,232	(1,983)	(3,692)	(2,947)	(8,622)	(7,390)	8,363	973
BRC	78	3	0	81	(5)	(12)	0	(17)	64	0	64
CBK	8,798	0	3,150	11,948	(922)	(7,265)	(251)	(8,438)	3,510	(3,270)	240
DUB	6,764	2,319	271	9,354	(11,177)	(2,221)	(1,082)	(14,480)	(5,126)	5,804	678
FBF	256	0	5,865	6,121	(459)	(213)	(6,467)	(7,139)	(1,018)	620	(398)
GLM	20,587	1,970	786	23,343	(844)	(6,592)	(31)	(7,467)	15,876	(12,780)	3,096
GST	0	0	0	0	0	0	(824)	(824)	(824)	1,003	179
HUS	1,103	0	793	1,896	(557)	(206)	0	(763)	1,133	(1,380)	(247)
JPM	23,869	254	1,352	25,475	(3,242)	(359)	0	(3,601)	21,874	(23,587)	(1,713)
MSB	671	0	0	671	(46)	(18)	0	(64)	607	(670)	(63)
MYC	0	6,179	492	6,671	0	(6,584)	(215)	(6,799)	(128)	(458)	(586)
NGF	0	0	0	0	(45)	0	0	(45)	(45)	0	(45)
RBC	44	0	0	44	0	0	0	0	44	0	44
SCX	0	0	0	0	(960)	0	0	(960)	(960)	944	(16)
UAG	2,029	114	147	2,290	(339)	(69)	0	(408)	1,882	(1,960)	(78)

Total Over the Counter	$65,402	$12,296	$14,553	$92,251	$(22,122)	$(30,362)	$(105,958)	$(158,442)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$24	$24
Futures	0	0	0	0	942	942
Swap Agreements	0	50	0	0	190	240

	$0	$50	$0	$0	$1,156	$1,206

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$65,402	$0	$65,402
Purchased Options	0	17	0	429	11,850	12,296
Swap Agreements	0	6,978	5,577	0	1,998	14,553

	$0	$6,995	$5,577	$65,831	$13,848	$92,251

	$0	$7,045	$5,577	$65,831	$15,004	$93,457

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$731	$731
Futures	0	0	0	0	855	855
Swap Agreements	0	0	0	0	3,353	3,353

	$0	$0	$0	$0	$4,939	$4,939

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,122	$0	$22,122
Written Options	0	0	0	15,455	14,907	30,362
Swap Agreements	0	827	99,921	41	5,169	105,958

	$0	$827	$99,921	$37,618	$20,076	$158,442

	$0	$827	$99,921	$37,618	$25,015	$163,381

162	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(372)	$(372)
Written Options	0	0	537	0	1,350	1,887
Futures	0	0	0	0	114	114
Swap Agreements	0	8,870	0	0	(98,177)	(89,307)

	$0	$8,870	$537	$0	$(97,085)	$(87,678)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$140,891	$0	$140,891
Purchased Options	0	(118)	0	77	13,980	13,939
Written Options	0	2,356	527	2,270	(8,677)	(3,524)
Swap Agreements	0	3,787	(113,837)	0	6,601	(103,449)

	$0	$6,025	$(113,310)	$143,238	$11,904	$47,857

	$0	$14,895	$(112,773)	$143,238	$(85,181)	$(39,821)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$11	$11
Written Options	0	0	0	0	(182)	(182)
Futures	0	0	0	0	1,050	1,050
Swap Agreements	0	334	0	0	(35,025)	(34,691)

	$0	$334	$0	$0	$(34,146)	$(33,812)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$61,345	$0	$61,345
Purchased Options	0	(36)	0	(298)	(2,936)	(3,270)
Written Options	0	(281)	0	(11,103)	285	(11,099)
Swap Agreements	0	258	(120,010)	(41)	(1,925)	(121,718)

	$0	$(59)	$(120,010)	$49,903	$(4,576)	$(74,742)

	$0	$275	$(120,010)	$49,903	$(38,722)	$(108,554)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$58,810	$48	$58,858
Corporate Bonds & Notes
Banking & Finance	0	328,429	4,933	333,362
Industrials	0	114,044	450	114,494
Utilities	0	117,089	0	117,089
Municipal Bonds & Notes
California	0	18,041	0	18,041
Illinois	0	1,090	0	1,090
Iowa	0	2,375	0	2,375
New York	0	124	0	124
Ohio	0	323	0	323
Pennsylvania	0	116	0	116
South Dakota	0	2,520	0	2,520
U.S. Government Agencies	0	160,678	0	160,678
U.S. Treasury Obligations	0	446,380	0	446,380
Mortgage-Backed Securities	0	122,292	0	122,292
Asset-Backed Securities	0	144,914	6,284	151,198
Sovereign Issues	0	288,198	0	288,198
Preferred Securities
Banking & Finance	6,246	0	0	6,246
Short-Term Instruments
Certificates of Deposit	0	41,618	0	41,618
Commercial Paper	0	4,057	0	4,057
U.S. Treasury Bills	0	20,968	0	20,968
	$6,246	$1,872,066	$11,715	$1,890,027

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$242,325	$0	$0	$242,325

Total Investments	$248,571	$1,872,066	$11,715	$2,132,352

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(403,085)	$0	$(403,085)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	942	264	0	1,206
Over the counter	0	92,054	197	92,251
	$942	$92,318	$197	$93,457

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(855)	(4,028)	0	(4,883)
Over the counter	0	(158,442)	0	(158,442)
	$(855)	$(162,470)	$0	$(163,325)

Totals	$248,658	$1,398,829	$11,912	$1,659,399

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	163

Schedule of Investments PIMCO Worldwide Long/Short Fundamental Strategy Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 65.8%

BANK LOAN OBLIGATIONS 0.6%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$200	$201
Biomet, Inc.
3.674% due 07/25/2017		900	900
BMC Software Finance, Inc.
5.000% due 09/10/2020		1,396	1,363
Charter Communications Operating LLC
3.000% due 07/01/2020		598	597
Dell, Inc.
3.750% due 10/29/2018		476	477
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016		300	302
H.J. Heinz Co.
3.250% due 06/05/2020		10,472	10,492
HCA, Inc.
2.928% due 03/31/2017		499	500
Las Vegas Sands LLC
3.250% due 12/18/2020		3,285	3,286
Realogy Corp.
3.750% due 03/05/2020		299	299

Total Bank Loan Obligations (Cost $18,253)			18,417

CORPORATE BONDS & NOTES 22.9%

BANKING & FINANCE 16.3%
Abbey National Treasury Services PLC
0.780% due 03/13/2017		2,700	2,702
4.000% due 04/27/2016		5,200	5,363
Ally Financial, Inc.
2.750% due 01/30/2017		2,800	2,797
3.125% due 01/15/2016		400	402
3.500% due 07/18/2016		28,000	28,420
4.625% due 06/26/2015		4,900	4,931
5.500% due 02/15/2017		800	834
8.000% due 03/15/2020		3,776	4,512
Banca Carige SpA
3.750% due 11/25/2016	EUR	16,400	18,639
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016		20,300	23,283
5.000% due 02/09/2019		1,300	1,581
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (d)		$11,000	11,990
Banco de Sabadell S.A.
3.500% due 01/19/2016	EUR	600	663
Banco Popular Espanol S.A.
4.125% due 03/30/2017		600	697
11.500% due 10/10/2018 (d)		5,400	6,772
Banco Votorantim S.A.
5.250% due 02/11/2016		$500	505
Bank of America Corp.
1.144% due 04/01/2019		18,700	18,828
1.335% due 03/22/2018		400	405
2.650% due 04/01/2019		3,700	3,774
3.625% due 03/17/2016		300	307
3.750% due 07/12/2016		9,600	9,897
6.000% due 09/01/2017		5,400	5,943
6.500% due 08/01/2016		1,700	1,815
6.875% due 04/25/2018		7,275	8,326
Bank of America N.A.
0.676% due 05/08/2017		4,000	3,995
1.125% due 11/14/2016		300	300
Bank of Nova Scotia
2.050% due 10/30/2018		400	406

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bankia S.A.
3.625% due 10/05/2016	EUR	3,000	$3,399
4.250% due 07/05/2016		14,600	16,545
4.500% due 04/26/2022		2,800	3,820
Barclays Bank PLC
7.750% due 04/10/2023		$200	222
10.179% due 06/12/2021		500	686
14.000% due 06/15/2019 (d)	GBP	6,000	11,997
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$200	202
BNP Paribas S.A.
0.566% due 11/07/2015		5,800	5,804
BPCE S.A.
0.901% due 06/17/2017		5,800	5,810
1.364% due 03/06/2017	GBP	200	299
2.500% due 07/15/2019		$1,300	1,327
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	200	221
2.875% due 05/19/2016		400	439
BRFkredit A/S
2.000% due 04/01/2015	DKK	1,200	173
Caisse Centrale du Credit Immobilier de France S.A.
1.125% due 04/22/2019	EUR	10,500	11,776
CIT Group, Inc.
5.000% due 05/15/2017		$12,500	12,887
5.500% due 02/15/2019		400	417
Citigroup, Inc.
0.805% due 03/10/2017		10,300	10,296
1.216% due 07/25/2016		3,100	3,117
6.125% due 05/15/2018		500	563
Credit Agricole S.A.
0.813% due 06/12/2017		16,900	16,895
Credit Suisse AG
0.960% due 07/15/2016	GBP	4,400	6,529
Depfa ACS Bank
3.875% due 11/14/2016	EUR	5,500	6,277
Dexia Credit Local S.A.
0.235% due 11/04/2015		700	754
0.271% due 03/27/2017		6,200	6,697
1.875% due 07/17/2017	GBP	300	454
2.000% due 01/22/2021	EUR	100	118
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		$874	929
European Financial Stability Facility
1.250% due 07/31/2018	EUR	1,600	1,797
FMS Wertmanagement AoeR
0.750% due 12/15/2017	GBP	2,900	4,289
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		$9,000	9,020
5.625% due 09/15/2015		14,900	15,213
7.000% due 04/15/2015		7,430	7,442
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	500	578
GMAC International Finance BV
7.500% due 04/21/2015		100	108
Goldman Sachs Group, Inc.
5.375% due 03/15/2020		$1,600	1,817
HDFC Bank Ltd.
3.000% due 03/06/2018		600	613
Industrial & Commercial Bank of China Ltd.
3.231% due 11/13/2019		900	927
International Lease Finance Corp.
4.875% due 04/01/2015		7,885	7,885
5.750% due 05/15/2016		3,400	3,539
6.750% due 09/01/2016		1,500	1,597
7.125% due 09/01/2018		100	113
8.625% due 09/15/2015		8,900	9,167

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.750% due 03/15/2017		$2,600	$2,879
Intesa Sanpaolo SpA
3.125% due 01/15/2016		2,600	2,636
JPMorgan Chase & Co.
0.806% due 04/25/2018		800	800
1.125% due 02/26/2016		9,600	9,625
3.150% due 07/05/2016		5,400	5,541
6.000% due 01/15/2018		11,000	12,307
JPMorgan Chase Bank N.A.
0.682% due 06/02/2017		16,000	16,007
KBC Bank NV
8.000% due 01/25/2023		800	901
LBG Capital PLC
15.000% due 12/21/2019	GBP	100	210
Lloyds Banking Group PLC
7.000% due 06/27/2019 (d)		422	642
7.625% due 06/27/2023 (d)		425	673
Metropolitan Life Global Funding
0.395% due 06/23/2016		$300	300
Morgan Stanley
1.536% due 04/25/2018		300	305
5.500% due 07/24/2020		200	230
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	900	839
Navient Corp.
4.875% due 06/17/2019		$2,600	2,600
5.000% due 04/15/2015		11,900	11,915
6.000% due 01/25/2017		100	105
6.250% due 01/25/2016		2,575	2,655
8.000% due 03/25/2020		500	557
8.450% due 06/15/2018		600	668
Novo Banco S.A.
5.000% due 05/23/2019	EUR	300	333
Nykredit Realkredit A/S
2.000% due 10/01/2015	DKK	44,400	6,468
2.000% due 01/01/2016		8,200	1,201
2.000% due 04/01/2016		20,200	2,972
Prudential Covered Trust
2.997% due 09/30/2015		$8,330	8,413
Rabobank Group
4.000% due 09/10/2015	GBP	1,300	1,955
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	76,900	11,254
Rio Oil Finance Trust
6.250% due 07/06/2024		$300	274
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	1,560	1,929
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$25,000	25,075
Stadshypotek AB
1.250% due 05/23/2018		1,000	996
Stone Street Trust
5.902% due 12/15/2015		1,000	1,031
Toronto-Dominion Bank
0.711% due 07/02/2019		10,000	9,990
2.125% due 07/02/2019		11,600	11,759
UBS AG
5.125% due 05/15/2024		3,600	3,751
7.625% due 08/17/2022		800	972
Vesey Street Investment Trust
4.404% due 09/01/2016		3,400	3,546

			525,159

INDUSTRIALS 3.3%
AbbVie, Inc.
1.015% due 11/06/2015		6,196	6,216

164	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.200% due 11/06/2015		$2,700	$2,704
Actavis Funding SCS
1.523% due 03/12/2020		2,600	2,638
4.550% due 03/15/2035		1,200	1,255
ADT Corp.
4.875% due 07/15/2042		200	161
6.250% due 10/15/2021		200	214
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		1,800	1,793
Altice Financing S.A.
5.250% due 02/15/2023	EUR	500	571
Altice Finco S.A.
7.625% due 02/15/2025		$600	618
Amgen, Inc.
0.862% due 05/22/2019		700	701
2.200% due 05/22/2019		5,000	5,068
5.375% due 05/15/2043		1,500	1,797
Aviation Capital Group Corp.
7.125% due 10/15/2020		800	931
Avis Budget Car Rental LLC
3.012% due 12/01/2017		900	902
BRF S.A.
4.750% due 05/22/2024		1,800	1,755
5.875% due 06/06/2022		2,000	2,128
California Resources Corp.
5.000% due 01/15/2020		9,100	8,258
Cemex S.A.B. de C.V.
5.003% due 10/15/2018		200	209
5.875% due 03/25/2019		200	207
9.500% due 06/15/2018		200	223
Chesapeake Energy Corp.
3.503% due 04/15/2019		1,000	965
CNH Industrial Capital LLC
3.625% due 04/15/2018		500	504
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021		174	202
Daimler Finance North America LLC
1.875% due 01/11/2018		1,100	1,113
Devon Energy Corp.
0.721% due 12/15/2015		500	499
DISH DBS Corp.
7.125% due 02/01/2016		800	833
Finmeccanica SpA
8.000% due 12/16/2019	GBP	1,500	2,664
Forest Laboratories, Inc.
4.375% due 02/01/2019		$900	965
HCA Holdings, Inc.
7.750% due 05/15/2021		500	533
HCA, Inc.
6.500% due 02/15/2016		600	623
6.500% due 02/15/2020		1,100	1,241
7.190% due 11/15/2015		600	622
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,100	828
HJ Heinz Co.
4.250% due 10/15/2020		$600	616
Johnson & Johnson
0.332% due 11/28/2016		13,100	13,120
KP Germany Erste GmbH
11.625% due 07/15/2017	EUR	500	583
Lafarge S.A.
6.200% due 07/09/2015		$8,075	8,156
MGM Resorts International
6.625% due 07/15/2015		465	470
7.500% due 06/01/2016		1,800	1,896
NXP BV
3.500% due 09/15/2016		900	913

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		$200	$200
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021		1,900	1,919
5.625% due 04/15/2023		600	601
5.750% due 05/15/2024		10,600	10,706
Schaeffler Finance BV
4.250% due 05/15/2018	EUR	2,400	2,645
4.250% due 05/15/2021		$7,900	7,900
Schaeffler Holding Finance BV (6.250% Cash or 6.250% PIK)
6.250% due 11/15/2019 (a)		1,000	1,062
Schaeffler Holding Finance BV (6.875% Cash or 6.875% PIK)
6.875% due 08/15/2018 (a)	EUR	600	678
Softbank Corp.
4.500% due 04/15/2020		$700	718
Tencent Holdings Ltd.
2.000% due 05/02/2017		400	402
UAL Pass-Through Trust
9.750% due 07/15/2018		190	211
Zimmer Holdings, Inc.
2.700% due 04/01/2020		3,800	3,856

			106,593

UTILITIES 3.3%
AES Corp.
3.262% due 06/01/2019		8,100	8,080
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		2,800	2,794
Gazprom OAO Via Gaz Capital S.A.
5.092% due 11/29/2015		2,300	2,311
Petrobras Global Finance BV
2.631% due 03/17/2017		15,900	14,666
2.750% due 01/15/2018	EUR	1,500	1,458
3.151% due 03/17/2020		$2,000	1,730
3.250% due 03/17/2017		700	647
3.250% due 04/01/2019	EUR	1,100	1,056
3.750% due 01/14/2021		1,600	1,523
4.375% due 05/20/2023		$500	429
6.250% due 12/14/2026	GBP	500	643
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017		$15,800	15,786
1.750% due 04/10/2017		10,400	10,420
Sprint Communications, Inc.
6.000% due 12/01/2016		6,400	6,694
8.375% due 08/15/2017		5,000	5,444
9.125% due 03/01/2017		7,200	7,884
Verizon Communications, Inc.
1.801% due 09/15/2016		8,500	8,640
2.021% due 09/14/2018		3,800	3,967
3.000% due 11/01/2021		4,000	4,087
3.650% due 09/14/2018		4,600	4,893
4.500% due 09/15/2020		100	110
5.150% due 09/15/2023		3,200	3,671

			106,933

Total Corporate Bonds & Notes (Cost $746,067)			738,685

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%
California State General Obligation Bonds, (BABs), Series 2009
7.350% due 11/01/2039		200	302
7.500% due 04/01/2034		500	748

			1,050

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
OHIO 0.0%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	$200	$164

Total Municipal Bonds & Notes (Cost $1,230)		1,214

U.S. GOVERNMENT AGENCIES 0.4%
Ginnie Mae
3.500% due 04/01/2045	11,400	12,010
NCUA Guaranteed Notes
0.551% due 03/06/2020	142	143

Total U.S. Government Agencies (Cost $12,050)		12,153

U.S. TREASURY OBLIGATIONS 15.2%
U.S. Treasury Bonds
3.125% due 08/15/2044	9,900	11,101
4.250% due 05/15/2039	400	529
4.500% due 08/15/2039	9,200	12,600
U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2022	38,218	38,678
0.125% due 07/15/2024 (g)	238,619	239,066
0.250% due 01/15/2025 (g)	87,633	88,441
1.750% due 01/15/2028	4,798	5,627
2.375% due 01/15/2025 (g)	7,812	9,486
U.S. Treasury Notes
2.250% due 11/15/2024 (e)(g)(i)	82,500	84,814

Total U.S. Treasury Obligations (Cost $481,221)		490,342

MORTGAGE-BACKED SECURITIES 5.9%
Adjustable Rate Mortgage Trust
2.760% due 09/25/2035	133	119
Banc of America Funding Trust
0.386% due 04/20/2047 ^	339	253
2.622% due 09/20/2034	161	160
2.868% due 01/20/2047 ^	173	145
BCAP LLC Trust
5.250% due 04/26/2037	276	260
Bear Stearns Adjustable Rate Mortgage Trust
2.249% due 04/25/2033	123	123
2.354% due 02/25/2033	14	14
2.515% due 03/25/2035	156	156
2.549% due 01/25/2035	36	35
2.585% due 08/25/2033	457	457
2.754% due 07/25/2034	535	530
2.797% due 02/25/2034	45	45
Bear Stearns ALT-A Trust
0.674% due 01/25/2036 ^	413	323
2.058% due 10/25/2033	41	38
2.671% due 05/25/2035	185	180
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035	21	21
Commercial Mortgage Trust
1.077% due 06/11/2027	14,900	14,854
Countrywide Alternative Loan Trust
0.344% due 11/25/2036	803	751
0.354% due 05/25/2047	728	612
0.494% due 11/25/2035	12,165	10,049
0.574% due 08/25/2037	671	524
1.128% due 12/25/2035	13	11
5.500% due 11/25/2035	213	173
5.750% due 04/25/2047 ^	3,234	2,906
Countrywide Home Loan Mortgage Pass-Through Trust
2.399% due 11/19/2033	601	592

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	165

Schedule of Investments PIMCO Worldwide Long/Short Fundamental Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.550% due 09/25/2047 ^		$8	$7
2.590% due 08/25/2034		313	288
2.647% due 11/25/2037		1,599	1,418
5.750% due 07/25/2037 ^		13,402	12,581
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		15	14
Credit Suisse Mortgage Capital Certificates
1.871% due 06/27/2037		5,596	5,532
2.679% due 08/27/2036		15,483	15,158
2.741% due 04/26/2047		594	593
Eurohome UK Mortgages PLC
0.714% due 06/15/2044	GBP	916	1,290
First Horizon Mortgage Pass-Through Trust
2.531% due 02/25/2034		$109	108
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		6,473	6,522
GSR Mortgage Loan Trust
6.000% due 03/25/2032		3	3
IndyMac Mortgage Loan Trust
0.414% due 07/25/2035		5	4
0.814% due 07/25/2045		210	186
JPMorgan Mortgage Trust
2.533% due 04/25/2037		375	337
MASTR Adjustable Rate Mortgages Trust
0.384% due 04/25/2046		12	9
2.412% due 10/25/2033		3,662	3,411
Merrill Lynch Alternative Note Asset Trust
0.354% due 04/25/2037		15,401	14,335
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035		1,733	1,647
0.424% due 08/25/2036		20	19
2.199% due 05/25/2033		277	269
Merrill Lynch Mortgage-Backed Securities Trust
2.805% due 04/25/2037 ^		35	29
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		1	1
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045		3,176	3,403
Residential Funding Mortgage Securities, Inc. Trust
5.500% due 11/25/2035		10,657	10,190
Sequoia Mortgage Trust
0.635% due 03/20/2035		51	45
2.336% due 01/20/2047 ^		19	15
Structured Adjustable Rate Mortgage Loan Trust
2.396% due 05/25/2034		177	177
Structured Asset Mortgage Investments Trust
0.878% due 02/19/2035		118	112
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.397% due 08/25/2032		24	24
WaMu Mortgage Pass-Through Certificates Trust
0.938% due 07/25/2047		1,480	1,274
1.001% due 10/25/2046		20,411	16,425
1.782% due 01/25/2037 ^		8	7
1.937% due 04/25/2037 ^		25	21
2.011% due 12/25/2036 ^		8	7
2.192% due 08/25/2046		13,084	11,823
2.192% due 12/25/2046		651	607
2.330% due 10/25/2035		10,715	10,426
4.477% due 04/25/2037		17,519	16,326
Washington Mutual Mortgage Pass-Through Certificates Trust
1.098% due 05/25/2046		10	7
2.024% due 02/25/2033		10	10
2.225% due 02/25/2033		11	11
Wells Fargo Alternative Loan Trust
2.596% due 07/25/2037 ^		316	268

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 07/25/2037 ^		$10,603	$9,689
Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		12,000	12,583

Total Mortgage-Backed Securities (Cost $188,881)			190,542

ASSET-BACKED SECURITIES 4.3%
ACE Securities Corp.
1.974% due 10/25/2032		157	154
Argent Securities Trust
0.284% due 09/25/2036		1,627	654
Carrington Mortgage Loan Trust
0.434% due 02/25/2037		7,685	5,512
Citigroup Mortgage Loan Trust, Inc.
0.334% due 09/25/2036		1,648	1,190
Claris ABS
0.538% due 10/31/2060	EUR	264	282
Countrywide Asset-Backed Certificates
0.314% due 07/25/2037		$11,100	8,919
0.324% due 06/25/2047		10,231	8,635
0.354% due 06/25/2036		3,354	3,298
0.454% due 09/25/2036		6,550	5,645
0.574% due 06/25/2036		1,100	792
5.530% due 04/25/2047 ^		1,117	1,113
First Franklin Mortgage Loan Trust
0.894% due 03/25/2035		100	99
Fremont Home Loan Trust
0.504% due 01/25/2036		1,500	1,222
GSAA Home Equity Trust
0.294% due 04/25/2047		4,366	3,447
GSAMP Trust
0.324% due 12/25/2046		844	502
HSI Asset Securitization Corp. Trust
0.284% due 12/25/2036		21,098	10,044
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.384% due 04/25/2037		722	489
JPMorgan Mortgage Acquisition Trust
0.234% due 03/25/2047		70	69
0.311% due 10/25/2036		13,256	12,365
0.321% due 07/25/2036		1,861	957
MASTR Asset-Backed Securities Trust
0.414% due 03/25/2036		1,300	818
Morgan Stanley Mortgage Loan Trust
0.534% due 04/25/2037		983	538
Motor PLC
0.654% due 08/25/2021		2,236	2,240
Newcastle Mortgage Securities Trust
0.354% due 03/25/2036		1,027	1,028
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.504% due 10/25/2036		3,293	1,345
People’s Choice Home Loan Securities Trust
0.891% due 05/25/2035 ^		500	459
RAAC Trust
0.514% due 11/25/2036		3,696	3,248
Race Point CLO Ltd.
1.541% due 12/15/2022		21,572	21,563
Residential Asset Mortgage Products Trust
0.624% due 04/25/2035		2,163	2,127
2.049% due 10/25/2034		12,213	10,830
Securitized Asset-Backed Receivables LLC Trust
0.464% due 11/25/2035		14,741	13,652
Structured Asset Investment Loan Trust
0.534% due 10/25/2035		10,337	10,172
1.074% due 05/25/2035		1,400	1,172

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.374% due 12/25/2034		$4,822	$4,252

Total Asset-Backed Securities (Cost $137,725)			138,832

SOVEREIGN ISSUES 13.6%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	600	474
Autonomous Community of Catalonia
4.750% due 06/04/2018		200	238
4.950% due 02/11/2020		1,400	1,729
Autonomous Community of Valencia
4.900% due 03/17/2020		200	255
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016	BRL	673,100	191,734
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$9,200	10,117
Export-Import Bank of China
4.875% due 07/21/2015		368	372
Hellenic Republic Government Bond
3.000% due 02/24/2024	EUR	500	296
3.000% due 02/24/2029		1,400	743
3.000% due 02/24/2031		1,000	526
4.750% due 04/17/2019		6,100	4,360
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	900	723
Italy Buoni Poliennali Del Tesoro
3.750% due 09/01/2024	EUR	59,100	77,740
4.500% due 03/01/2024		59,500	81,949
4.750% due 09/01/2044		4,300	7,379
5.000% due 09/01/2040		2,500	4,264
Kommunalbanken A/S
0.649% due 03/27/2017		$2,700	2,718
Korea Development Bank
3.250% due 09/20/2016		500	515
Korea Land & Housing Corp.
1.875% due 08/02/2017		1,300	1,303
Republic of Greece Government Bond
4.500% due 11/08/2016	JPY	610,000	3,497
Slovenia Government International Bond
3.000% due 04/08/2021	EUR	8,200	9,976
Spain Government International Bond
2.750% due 10/31/2024		29,600	36,330

Total Sovereign Issues (Cost $485,075)			437,238

SHORT-TERM INSTRUMENTS 2.8%

CERTIFICATES OF DEPOSIT 0.9%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$9,750	9,744
Credit Suisse
0.553% due 08/24/2015		1,000	1,000
Intesa Sanpaolo SpA
1.650% due 04/07/2015		19,100	19,100

			29,844

MEXICO TREASURY BILLS 1.1%
3.246% due 04/01/2015 - 11/12/2015 (b)	MXN	559,985	36,034

U.S. TREASURY BILLS 0.8%
0.023% due 05/07/2015 - 06/25/2015 (b)(e)(g)(i)		$26,440	26,439

Total Short-Term Instruments (Cost $94,432)			92,317

Total Investments in Securities (Cost $2,164,934)			2,119,740

166	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 34.0%

SHORT-TERM INSTRUMENTS 34.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 34.0%
PIMCO Short-Term Floating NAV Portfolio III	110,629,888	$1,097,117

Total Short-Term Instruments (Cost $1,096,962)		1,097,117

Total Investments in Affiliates (Cost $1,096,962)		1,097,117

MARKET VALUE (000S)
Total Investments 99.8% (Cost $3,261,896)	$3,216,857

Financial Derivative Instruments (f)(h) 2.5% (Cost or Premiums, net $(6,521))	80,584

Other Assets and Liabilities, net (2.3%)	(72,642)

Net Assets 100.0%	$3,224,799

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS, SHARES, AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind bond security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions
TDM	0.950%	03/31/2015	04/01/2015	$(20,622)	$(20,622)

Total Sale-Buyback Transactions					$(20,622)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $6,911 at a weighted average interest rate of (0.315%)

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.000%	04/01/2045	$41,600	$(41,949)	$(42,539)
Fannie Mae	3.500%	04/01/2045	201,400	(209,841)	(211,604)
Fannie Mae	4.000%	04/01/2045	196,000	(208,581)	(209,593)
Fannie Mae	4.000%	05/01/2045	26,000	(27,621)	(27,759)

Total Short Sales				$(487,992)	$(491,495)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of March 31, 2015:

(e)	Securities with an aggregate market value of $22,913 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Master Securities Forward Transaction Agreement
TDM	$0	$0	$(20,622)	$(20,622)	$20,458	$(164)

Total Borrowings and Other Financing Transactions	$0	$0	$(20,622)

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	167

Schedule of Investments PIMCO Worldwide Long/Short Fundamental Strategy Fund (Cont.)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$100.000	05/22/2015	2,300	$20	$35
Put - CBOT U.S. Treasury 10-Year Note June Futures	103.000	05/22/2015	2,537	22	39
Put - CBOT U.S. Treasury 10-Year Note June Futures	104.000	05/22/2015	400	3	6
Put - CBOT U.S. Treasury 10-Year Note June Futures	106.000	05/22/2015	200	2	3
Put - CBOT U.S. Treasury 10-Year Note June Futures	108.000	05/22/2015	100	1	2
Put - CBOT U.S. Treasury 10-Year Note June Futures	111.000	05/22/2015	1,316	11	20
Put - CBOT U.S. Treasury 10-Year Note March Futures	102.000	05/22/2015	1,730	15	27
Call - CBOT U.S. Treasury 5-Year Note June Futures	130.000	05/22/2015	3,469	29	27

Total Purchased Options				$103	$159

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note June Futures	$129.000	05/22/2015	1,036	$(890)	$(1,133)

Total Written Options				$(890)	$(1,133)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Long	12/2015	80	$35	$3	$0
90-Day Eurodollar December Futures	Short	12/2016	567	(548)	0	(64)
90-Day Eurodollar June Futures	Short	06/2015	933	(70)	0	(12)
90-Day Eurodollar June Futures	Short	06/2016	72	(12)	0	(6)
90-Day Eurodollar March Futures	Short	03/2016	625	(101)	0	(39)
90-Day Eurodollar September Futures	Short	09/2015	548	(62)	0	(14)
90-Day Eurodollar September Futures	Short	09/2016	10	(1)	0	(1)
Canada Government 10-Year Bond June Futures	Short	06/2015	354	(613)	28	(31)
E-mini S&P 500 Index June Futures	Long	06/2015	566	(968)	0	(419)
EURO STOXX 50 June Futures	Long	06/2015	741	(5)	438	(231)
Euro-BTP Italy Government Bond June Futures	Long	06/2015	210	238	237	0
Euro-Bund 10-Year Bond June Futures	Short	06/2015	189	(362)	12	(57)
FTSE 100 Index June Futures	Long	06/2015	171	(513)	117	(290)
Nikkei 225 Index June Futures	Long	06/2015	143	(185)	102	(107)
U.S. Treasury 5-Year Note June Futures	Short	06/2015	3,169	(4,707)	0	(644)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	7,193	8,014	2,248	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	101	79	28	0
United Kingdom Long Gilt June Futures	Short	06/2015	109	(178)	50	(3)

Total Futures Contracts				$41	$3,263	$(1,918)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$81,046	$6,766	$1,807	$94	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	21,800	1,585	86	24	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	1,215,300	20,633	72	219	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	415,800	7,653	(70)	71	0

				$36,637	$1,895	$408	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

168	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.850%	05/18/2017	$	305,400	$(1,851)	$(956)	$0	$(132)
Receive	3-Month USD-LIBOR	1.750%	06/17/2018		1,550,900	(23,895)	(9,193)	0	(1,675)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		316,000	(17,203)	(8,339)	0	(652)
Receive	3-Month USD-LIBOR	2.500%	06/17/2022		647,800	(27,428)	(1,792)	0	(1,350)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		52,400	(913)	(149)	0	(106)
Pay	6-Month EUR-EURIBOR	0.350%	09/16/2020	EUR	67,000	202	148	57	0
Receive	6-Month EUR-EURIBOR	0.950%	03/25/2025		5,200	(222)	(177)	0	(17)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		164,100	(2,690)	180	0	(587)
Receive	6-Month EUR-EURIBOR	1.000%	03/18/2045		14,600	(876)	(913)	0	(306)
Receive	6-Month EUR-EURIBOR	1.250%	09/16/2045		6,300	(820)	2	3	0
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		11,500	(2,297)	(504)	0	(218)
Receive	6-Month GBP-LIBOR	1.650%	01/22/2020	GBP	7,900	(213)	(150)	2	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021	MXN	91,000	7	65	14	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021		254,000	225	(121)	39	0
Pay	28-Day MXN-TIIE	5.905%	09/22/2021		266,000	288	186	41	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		625,000	(27)	466	64	0

						$(77,713)	$(21,247)	$220	$(5,043)

Total Swap Agreements						$(41,076)	$(19,352)	$628	$(5,043)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(g)	Securities with an aggregate market value of $72,637 and cash of $7,049 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$159	$3,263	$628	$4,050	$(1,133)	$(1,918)	$(5,088)	$(8,139)

(4)	Unsettled variation margin liability of $(45) for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		CAD	484	$		381	$0	$(1)
	04/2015		SGD	3,915			2,928	76	0
	04/2015	$		80,672		GBP	54,343	0	(60)
	05/2015		GBP	54,343	$		80,656	61	0

BOA	04/2015		AUD	351			277	10	0
	04/2015		BRL	17,537			5,504	31	(22)
	04/2015		CAD	7,383			5,942	113	0
	04/2015		CLP	6,774,286			10,747	5	(94)
	04/2015		CZK	27,619			1,135	57	0
	04/2015		GBP	50,296			75,855	1,248	0
	04/2015		HKD	69,533			8,968	1	(1)
	04/2015		ILS	60,324			15,270	111	0
	04/2015		INR	11,084			177	0	(1)
	04/2015		PEN	112			36	0	0
	04/2015		PLN	107			29	1	0
	04/2015		SGD	875			650	13	0
	04/2015	$		6,116		BRL	17,537	0	(621)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	169

Schedule of Investments PIMCO Worldwide Long/Short Fundamental Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		1,682		CAD	2,135	$4	$0
	04/2015			89		HUF	24,279	0	(2)
	04/2015			23,391		ILS	92,044	0	(260)
	04/2015			6,517		INR	406,672	9	0
	04/2015			1,166		NZD	1,552	0	(6)
	04/2015			36		PEN	112	0	0
	04/2015			2,163		ZAR	25,418	0	(77)
	05/2015		CHF	964	$		962	0	(32)
	05/2015		EUR	72,629			78,342	199	0
	05/2015		MXN	10,493			694	8	0
	05/2015		PHP	38,125			857	7	(2)
	05/2015	$		10,341		EUR	9,438	0	(186)
	05/2015			11,389		MXN	169,069	0	(327)
	06/2015		COP	243,651	$		101	8	0
	06/2015		ILS	92,044			23,398	265	0
	06/2015	$		338		COP	814,509	0	(27)
	07/2015		BRL	3,319	$		1,200	188	0
	07/2015		PLN	168			45	1	0
	08/2015	$		21,353		SEK	178,190	0	(615)

BPS	04/2015		BRL	8,281	$		2,574	0	(20)
	04/2015		CLP	2,013,119			3,166	2	(56)
	04/2015		GBP	5,663			8,402	1	0
	04/2015		ILS	2,729			681	0	(5)
	04/2015		JPY	66,794,852			559,104	2,178	0
	04/2015		MXN	24,787			1,690	65	0
	04/2015		PEN	68			22	0	0
	04/2015	$		2,663		BRL	8,281	0	(69)
	04/2015			22		PEN	68	0	0
	05/2015		JPY	718,800	$		6,065	69	0
	05/2015	$		2,516		MXN	37,676	0	(51)
	06/2015		COP	198,634	$		79	3	0
	07/2015		DKK	1,710			249	2	0
	11/2015		MXN	485,368			33,043	1,717	0

BRC	04/2015		HKD	30,078			3,877	0	(3)
	04/2015		MYR	214,197			58,650	945	0
	04/2015		PEN	124			40	0	0
	04/2015	$		17,623		AUD	23,004	0	(102)
	04/2015			3,198		CAD	4,050	0	0
	04/2015			40		PEN	124	0	0
	04/2015			249		RUB	15,350	13	0
	04/2015			3,085		TRY	8,103	8	0
	04/2015			11,481		ZAR	134,705	5	(431)
	05/2015		BRL	14,110	$		4,369	0	(16)
	05/2015		MXN	8,212			552	14	0
	05/2015		PHP	342,819			7,645	11	(24)
	05/2015		TWD	230,371			7,282	0	(94)

CBK	04/2015		AUD	8,976			7,073	237	0
	04/2015		CLP	3,971,933			6,397	43	0
	04/2015		CZK	33,468			1,340	37	(3)
	04/2015		HKD	167,458			21,582	1	(18)
	04/2015		ILS	11,389			2,886	37	(13)
	04/2015		PEN	253			83	1	0
	04/2015		PLN	1,730			454	6	(8)
	04/2015		SGD	1,530			1,120	9	(4)
	04/2015	$		4,782		AUD	6,156	0	(93)
	04/2015			1,229		HKD	9,529	0	0
	04/2015			133		HUF	37,037	1	(2)
	04/2015			82		PEN	253	0	0
	04/2015			190		SGD	261	0	0
	04/2015			108		TRY	285	1	0
	04/2015			1,936		ZAR	22,810	5	(69)
	04/2015		ZAR	450	$		39	2	0
	05/2015		CAD	1,353			1,089	21	0
	05/2015		EUR	10,972			11,633	0	(172)
	05/2015		KRW	1,838,856			1,683	28	0
	05/2015		MXN	239,998			15,627	83	(155)
	05/2015		PHP	65,440			1,473	11	0
	05/2015		THB	209,133			6,363	0	(51)
	05/2015		TWD	193,244			6,131	0	(57)
	05/2015	$		7,059		AUD	8,976	0	(236)

170	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015	$		676		IDR	8,680,178	$0	$(21)
	05/2015			16,716		MXN	252,767	58	(236)
	05/2015			85		RUB	4,985	0	(1)
	06/2015		COP	396,000	$		165	14	0
	06/2015		ILS	854			216	1	0
	06/2015	$		614		ILS	2,441	0	0
	07/2015		PLN	190	$		52	2	0
	10/2015		DKK	7,365			1,133	67	0
	01/2016			29,485			4,557	276	0

DUB	04/2015		CAD	4,280			3,376	0	(3)

FBF	04/2015		BRL	8,286			2,663	67	0
	04/2015		CLP	4,121,335			6,610	17	0
	04/2015		JPY	2,500,600			20,818	0	(32)
	04/2015		PEN	142			47	1	0
	04/2015	$		2,583		BRL	8,286	13	0
	04/2015			35,510		MXN	521,200	0	(1,378)
	04/2015			46		PEN	142	0	0
	05/2015		KRW	77,948,359	$		69,923	308	(547)
	05/2015		TWD	108,770			3,453	0	(30)
	05/2015	$		507		IDR	6,499,740	0	(17)
	06/2015		COP	337,242	$		139	10	0
	06/2015	$		59		COP	143,642	0	(4)

GLM	04/2015		AUD	19,833	$		15,461	356	0
	04/2015		GBP	4,751			7,240	192	0
	04/2015		INR	90,537			1,433	0	(20)
	04/2015		JPY	2,206,000			18,225	0	(168)
	04/2015		PEN	28			9	0	0
	04/2015	$		1,405		GBP	930	0	(25)
	04/2015			6,318		IDR	80,809,707	0	(160)
	04/2015			1,283		INR	80,791	14	0
	04/2015			9		PEN	28	0	0
	05/2015		CHF	33,716	$		36,503	1,753	0
	05/2015		EUR	448,019			510,884	29,222	(369)
	05/2015		GBP	1,561			2,333	18	0
	05/2015		KRW	1,366,027			1,228	0	(2)
	05/2015		PHP	13,705			310	4	0
	05/2015	$		12,061		EUR	11,047	101	(276)
	05/2015			174		MXN	2,607	0	(4)
	06/2015		COP	287,402	$		118	8	0
	06/2015		ILS	19,878			4,992	0	(4)
	06/2015	$		122		COP	294,488	0	(9)
	06/2015			38,989		INR	2,465,294	62	0
	08/2015			4,925		NOK	37,520	0	(281)
	10/2015		DKK	18,511	$		2,864	185	0
	01/2016			14,635			2,272	147	0

HUS	04/2015		CAD	5,070			3,997	0	(6)
	04/2015		HKD	750,414			96,800	10	0
	04/2015		INR	857,968			13,554	0	(214)
	04/2015	$		360		IDR	4,782,600	4	0
	05/2015		KRW	4,011,274	$		3,552	0	(59)
	05/2015		MXN	9,580			631	4	0
	05/2015		PHP	3,686			82	0	0
	05/2015		THB	53,855			1,633	0	(19)
	05/2015		TWD	1,621,609			51,361	0	(563)
	05/2015	$		32,613		MXN	500,271	123	(3)
	06/2015		COP	48,254	$		18	0	0
	10/2015		DKK	11,758			1,825	124	0
	01/2016		BRL	582,000			204,699	36,642	0

JPM	04/2015			22,771			7,697	562	0
	04/2015		CZK	112,500			4,698	308	0
	04/2015		INR	1,579,469			24,960	0	(387)
	04/2015		JPY	14,883,100			123,350	138	(881)
	04/2015		PEN	274			89	0	0
	04/2015		RUB	28,073			446	0	(34)
	04/2015	$		7,091		BRL	22,771	43	0
	04/2015			603		HUF	167,671	0	(3)
	04/2015			915		INR	57,188	3	0
	04/2015			90		PEN	274	0	(1)
	04/2015			537		RUB	34,484	52	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	171

Schedule of Investments PIMCO Worldwide Long/Short Fundamental Strategy Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015		BRL	9,905	$		3,055	$0	$(23)
	05/2015		EUR	15,469			16,494	0	(149)
	05/2015		KRW	4,256,097			3,874	43	0
	05/2015		THB	925,272			28,084	0	(296)
	05/2015		TWD	236,809			7,523	0	(60)
	05/2015	$		587		IDR	7,551,755	0	(17)
	05/2015			5,313		KRW	5,844,300	0	(53)
	05/2015			161		MXN	2,387	0	(5)
	06/2015		COP	1,143,800	$		430	0	(7)
	06/2015		INR	1,888,559			29,793	0	(123)
	07/2015		PLN	2,014			536	7	0
	07/2015	$		1,252		BRL	3,519	0	(179)
	01/2016		BRL	63,600	$		20,586	2,221	0
	01/2016		DKK	43,064			6,637	385	0

MSB	04/2015		CLP	399,202			641	2	0
	04/2015		DKK	2,935			448	26	0
	04/2015		GBP	52,527			79,167	1,251	0
	04/2015		RUB	494,898			8,309	0	(148)
	04/2015	$		4,212		HKD	32,660	1	0
	04/2015			722,516		JPY	86,384,552	0	(2,255)
	04/2015			7,015		RUB	473,137	1,071	0
	05/2015		JPY	86,384,552	$		722,821	2,205	0
	05/2015		MXN	164,714			10,630	0	(147)
	05/2015		TWD	118,802			3,771	0	(33)
	05/2015	$		8,208		RUB	494,898	144	0
	06/2015			87		COP	225,487	0	(1)
	08/2015		SAR	4,282	$		1,140	0	(1)
	08/2015	$		1,139		SAR	4,282	3	0
	08/2015			2,760		SEK	23,455	10	(40)

NGF	04/2015		CLP	1,555,258	$		2,494	6	0
	04/2015		INR	52,379			828	0	(13)
	04/2015		PEN	572			185	1	(1)
	04/2015	$		185		PEN	572	0	0
	05/2015		MXN	82,337	$		5,315	0	(72)

RBC	04/2015		CAD	145,133			116,401	1,813	0
	04/2015		CZK	18,061			743	38	0
	04/2015		HKD	98,231			12,669	0	(1)
	04/2015		ILS	17,601			4,498	75	0
	04/2015		SGD	1,409			1,054	28	0
	04/2015	$		43		HUF	11,641	0	(1)
	04/2015			1,827		ZAR	21,119	0	(94)
	05/2015			8,738		MXN	129,042	0	(295)
	07/2015		PLN	231	$		62	1	0

SOG	04/2015		MYR	2,068			562	5	0
	04/2015	$		124,578		CAD	155,935	0	(1,462)
	04/2015			104		IDR	1,352,208	0	(1)
	05/2015		CAD	155,935	$		124,521	1,457	0
	05/2015		KRW	625,418			567	4	0
	05/2015		THB	9,367			287	0	0
	05/2015		TWD	19,848			636	1	0

UAG	04/2015		GBP	37,104			57,353	2,313	0
	04/2015		INR	39,923			633	0	(8)
	04/2015		MYR	55,674			15,227	231	(2)
	04/2015		PEN	31			10	0	0
	04/2015	$		1,036		IDR	13,717,440	11	(2)
	04/2015			33,283		INR	2,086,711	204	0
	04/2015			10		PEN	31	0	0
	05/2015		CHF	2,549	$		2,660	52	(19)
	05/2015		EUR	4,010			4,367	53	0
	05/2015		PHP	57,563			1,296	10	0
	05/2015		THB	92,264			2,800	2	(32)
	05/2015		TWD	142,425			4,549	13	(24)
	05/2015	$		3,384		IDR	43,601,797	0	(96)
	05/2015			28,554		MXN	419,042	0	(1,136)
	06/2015		COP	36,525	$		15	1	0
	06/2015		INR	2,036,929			32,045	0	(221)
	08/2015	$		5,173		DKK	33,931	0	(270)
	10/2015		DKK	4,403	$		676	39	0
	01/2016		BRL	27,500			8,898	957	0
	01/2016		DKK	15,830			2,321	23	0

Total Forward Foreign Currency Contracts								$93,588	$(17,130)

172	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Buy	2.500%	06/17/2015	$	394,100	$39	$1

BPS	Put - OTC CDX.IG-23 5-Year Index	Buy	1.700%	06/17/2015		100,000	10	3
	Put - OTC iTraxx Europe 22 5-Year Index	Buy	1.450%	06/17/2015	EUR	550,000	61	20

CBK	Put - OTC CDX.IG-23 5-Year Index	Buy	2.250%	06/17/2015	$	20,000	2	0

JPM	Put - OTC CDX.IG-24 5-Year Index	Buy	1.700%	07/15/2015		200,000	20	11

							$132	$35

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC EUR versus USD	$	1.060	04/29/2015	EUR	64,200	$105	$105

GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$	10,300	22	9

JPM	Call - OTC USD versus CNH	CNH	6.400	02/02/2016		16,167	437	260
	Call - OTC USD versus CNH		7.400	02/02/2016		16,167	96	40

MSB	Call - OTC USD versus SAR	SAR	3.759	07/30/2015		3,200	10	2

UAG	Call - OTC USD versus CNH	CNH	6.500	02/02/2016		16,167	340	196
	Call - OTC USD versus CNH		7.500	02/02/2016		16,167	89	35

							$1,099	$647

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.720%	02/04/2016	$	8,100	$16	$16
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		162,800	250	555
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		26,200	54	94
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		18,500	1,205	774
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.460%	11/27/2017		2,600	195	124
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.525%	11/27/2017		3,200	225	142

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		8,700	494	376

GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.140%	12/01/2015		192,100	466	690
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	10/27/2017		14,300	816	599
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.550%	11/27/2017		10,200	596	440

JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.120%	12/01/2015		68,600	183	234
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.045%	01/06/2016		363,300	717	987

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2019)	3-Month USD-LIBOR	Receive	2.700%	02/04/2016		460,700	967	929
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2019)	3-Month USD-LIBOR	Receive	2.700%	02/18/2016		461,900	970	976

								$7,154	$6,936

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	1.180%	3-Month USD-LIBOR	11/24/2015	$49,500	$119	$93

Total Purchased Options						$8,504	$7,711

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	173

Schedule of Investments PIMCO Worldwide Long/Short Fundamental Strategy Fund (Cont.)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC EUR versus JPY	JPY	135.000	04/14/2015	EUR	6,732	$(97)	$(342)
	Call - OTC EUR versus JPY		142.900	04/14/2015		6,732	(66)	0
	Put - OTC EUR versus USD	$	1.040	06/11/2015		12,671	(75)	(136)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	773	(16)	(22)
	Call - OTC USD versus BRL		3.960	03/10/2016		3,735	(119)	(147)

BPS	Put - OTC EUR versus USD	$	1.030	05/22/2015	EUR	28,832	(200)	(181)
	Call - OTC EUR versus USD		1.110	05/22/2015		28,832	(201)	(196)
	Put - OTC EUR versus USD		1.040	06/11/2015		42,958	(256)	(459)

FBF	Put - OTC AUD versus USD		0.758	06/01/2015	AUD	20,800	(131)	(311)
	Put - OTC AUD versus USD		0.763	06/01/2015		20,800	(153)	(360)
	Call - OTC USD versus BRL	BRL	3.620	09/10/2015	$	10,499	(234)	(296)

HUS	Put - OTC EUR versus CAD	CAD	1.380	05/22/2015	EUR	12,758	(101)	(314)

JPM	Call - OTC USD versus BRL	BRL	3.960	03/10/2016	$	7,680	(246)	(303)
	Call - OTC USD versus CNH	CNH	6.900	02/02/2016		32,334	(341)	(165)

MSB	Put - OTC AUD versus USD	$	0.760	06/01/2015	AUD	20,400	(137)	(328)

UAG	Call - OTC USD versus CNH	CNH	7.000	02/02/2016	$	32,334	(296)	(139)

							$(2,669)	$(3,699)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016	$	8,100	$(16)	$(16)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		77,500	(1,230)	(733)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.460%	11/27/2017		11,000	(199)	(118)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.525%	11/27/2017		13,300	(228)	(135)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		5,400	(59)	(130)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/01/2015		33,500	(358)	(1,046)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		12,500	(37)	(7)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		36,900	(533)	(365)

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		98,400	(815)	(162)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.000%	10/15/2015		69,400	(269)	(37)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.530%	02/29/2016		34,400	(137)	(28)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	10/27/2017		60,200	(853)	(569)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.550%	11/27/2017		42,900	(624)	(425)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		39,600	(500)	(952)

JPM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		17,700	(120)	(29)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150%	12/01/2015		14,200	(202)	(341)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.750%	01/06/2016		78,600	(746)	(910)

MYC	Put - OTC 1-Year Interest Rate Swap (Effective 02/08/2018)	3-Month USD-LIBOR	Pay	2.500%	02/04/2016		460,700	(968)	(933)
	Put - OTC 1-Year Interest Rate Swap (Effective 02/22/2018)	3-Month USD-LIBOR	Pay	2.495%	02/18/2016		461,900	(970)	(988)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.550%	09/17/2015		116,400	(851)	(855)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	09/17/2015		116,400	(798)	(640)

								$(10,513)	$(9,419)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Put - OTC 2-Year Interest Rate Floor	0.850%	3-Month USD-LIBOR	11/24/2015	$99,000	$(119)	$(76)

Total Written Options						$(13,301)	$(13,194)

174	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	0	$0	AUD	0	EUR	0	GBP	0	JPY	0	$0
Sales	2,883	2,689,141		94,324		354,987		29,160		5,050	(26,850)
Closing Buys	(1,036)	(436,286)		0		(91,132)		0		(5,050)	10,298
Expirations	(655)	(229,550)		(24,754)		(92,870)		(16,660)		0	1,679
Exercised	(156)	(27,950)		(7,570)		(31,470)		(12,500)		0	682

Balance at End of Period	1,036	$1,995,355	AUD	62,000	EUR	139,515	GBP	0	JPY	0	$(14,191)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2015	4.839%	$ 3,000	$(189)	$108	$0	$(81)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value (4)
							Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$8,969	$(1,795)	$28	$0	$(1,767)
	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	13,700	1,857	198	2,055	0

BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	17,937	(3,634)	101	0	(3,533)

CBK	CDX.HY-23 5-Year Index 25-35%	5.000%	12/20/2019	18,700	2,543	261	2,804	0

					$(1,029)	$588	$4,859	$(5,300)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	880	$(1)	$142	$141	$0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		140	1	(2)	0	(1)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	131,900	203	(691)	0	(488)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		186,000	159	(1,041)	0	(882)
	Pay	3-Month EUR-EXT-CPI Index	0.710%	01/29/2020	EUR	18,400	(17)	169	152	0

BPS	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	440	3	68	71	0
	Pay	3-Month EUR-EXT-CPI Index	0.700%	01/30/2020	EUR	34,300	(6)	308	302	0

CBK	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	140	0	2	2	0
	Pay	3-Month EUR-EXT-CPI Index	0.725%	01/30/2020	EUR	7,200	0	53	53	0
	Pay	3-Month EUR-EXT-CPI Index	0.990%	03/31/2020		18,400	(3)	(18)	0	(21)

FBF	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	100	2	2	4	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		332	(1)	31	30	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	283,700	449	(1,500)	0	(1,051)

GLM	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	4,970	0	50	50	0
	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	88,300	2	(470)	0	(468)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		180,000	(387)	(1,600)	0	(1,987)
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/26/2020	EUR	66,500	(140)	578	438	0
	Pay	3-Month EUR-EXT-CPI Index	0.660%	01/30/2020		35,100	(3)	390	387	0
	Pay	3-Month EUR-EXT-CPI Index	0.993%	03/30/2020		71,100	(6)	(84)	0	(90)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	175

Schedule of Investments PIMCO Worldwide Long/Short Fundamental Strategy Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
HUS	Pay	1-Year BRL-CDI	12.180%	01/02/2018	BRL	89,100	$30	$(503)	$0	$(473)

MYC	Pay	1-Year BRL-CDI	12.180%	01/02/2018		141,000	20	(768)	0	(748)
	Pay	3-Month EUR-EXT-CPI Index	0.665%	01/30/2020	EUR	1,800	0	19	19	0

UAG	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	140	0	2	2	0
	Pay	3-Month EUR-EXT-CPI Index	0.740%	01/28/2020	EUR	24,000	(24)	183	159	0

							$281	$(4,680)	$1,810	$(6,209)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/Receive (5)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	NDDUWXUS Index	53,599	1-Month USD-LIBOR plus a specified spread	01/29/2016	$271,951		$(2,431)	$0	$(2,431)
	Pay	NDUEEGF Index	31,654	1-Month USD-LIBOR plus a specified spread	02/29/2016	13,000		9	9	0
	Pay	NDUEEGF Index	41,640	1-Month USD-LIBOR plus a specified spread	01/29/2016	16,482		(609)	0	(609)
	Receive	RALVEIUT Index	1,565,405	1-Month USD-LIBOR plus a specified spread	02/29/2016	180,100		(185)	0	(185)
	Pay	S&P 500 Total Return Index	21,424	1-Month USD-LIBOR plus a specified spread	01/29/2016	82,003		495	495	0
	Pay	S&P 500 Total Return Index	24,040	1-Month USD-LIBOR plus a specified spread	01/15/2016	92,016		556	556	0

BPS	Pay	NDUEEGF Index	524,870	1-Month USD-LIBOR plus a specified spread	12/04/2015	207,760		(7,677)	0	(7,677)
	Pay	S&P 500 Total Return Index	132,140	1-Month USD-LIBOR plus a specified spread	12/04/2015	505,781		3,064	3,064	0

BRC	Receive	RALVEIIT Index	226,802	1-Month USD-LIBOR plus a specified spread	02/29/2016	23,000		(340)	0	(340)
	Receive	RALVEIUT Index	3,492,520	1-Month USD-LIBOR plus a specified spread	01/15/2016	402,478		(1,062)	0	(1,062)

CBK	Receive	RALVEIIT Index	3,531,675	1-Month USD-LIBOR plus a specified spread	01/29/2016	372,062		4,946	4,946	0
	Receive	RALVEIIT Index	1,103,123	1-Month USD-LIBOR plus a specified spread	02/29/2016	117,000		696	696	0
	Receive	RALVEIUT Index	3,259,690	1-Month USD-LIBOR plus a specified spread	01/29/2016	375,647		(991)	0	(991)

FBF	Pay	NDDUWXUS Index	100,548	1-Month USD-LIBOR plus a specified spread	12/04/2015	509,270		(5,813)	0	(5,813)
	Pay	NDDUWXUS Index	36,544	1-Month USD-LIBOR plus a specified spread	01/15/2016	185,093		(2,114)	0	(2,114)
	Pay	NDUEEGF Index	86,893	1-Month USD-LIBOR plus a specified spread	02/29/2016	34,800		(867)	0	(867)
	Pay	NDUEEGF Index	208,768	1-Month USD-LIBOR plus a specified spread	01/15/2016	82,637		(3,057)	0	(3,057)
	Receive	RALVEIET Index	1,690,418	1-Month USD-LIBOR plus a specified spread	01/15/2016	165,188		4,064	4,064	0
	Receive	RALVEIET Index	2,080,716	1-Month USD-LIBOR plus a specified spread	01/29/2016	203,328		5,000	5,000	0
	Receive	RALVEIIT Index	9,669,553	1-Month USD-LIBOR plus a specified spread	12/04/2015	1,018,687		12,970	12,970	0
	Receive	RALVEIIT Index	3,342,849	1-Month USD-LIBOR plus a specified spread	01/15/2016	352,169		4,667	4,667	0

GST	Receive	RALVEIET Index	5,004,059	1-Month USD-LIBOR plus a specified spread	12/04/2015	488,997		12,054	12,054	0
	Receive	RALVEIIT Index	623,718	1-Month USD-LIBOR plus a specified spread	03/15/2016	67,100		(520)	0	(520)
	Receive	RALVEIUT Index	8,570,980	1-Month USD-LIBOR plus a specified spread	12/04/2015	987,720		(2,637)	0	(2,637)

JPM	Pay	S&P 500 Total Return Index	75,948	1-Month USD-LIBOR plus a specified spread	01/15/2016	290,534		1,591	1,591	0
	Pay	NDUEEGF Index	97,973	1-Month USD-LIBOR plus a specified spread	12/04/2015	38,781		(1,434)	0	(1,434)
	Pay	NDUEEGF Index	208,827	1-Month USD-LIBOR plus a specified spread	01/29/2016	82,660		(3,052)	0	(3,052)
	Receive	RALVEIET Index	798,763	1-Month USD-LIBOR plus a specified spread	02/29/2016	78,600		1,296	1,296	0

								$18,619	$51,408	$(32,789)

Total Swap Agreements							$(937)	$14,635	$58,077	$(44,379)

(5)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

176	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $16,932 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$137	$0	$0	$137	$(61)	$0	$0	$(61)	$76	$0	$76
BOA	2,279	1,811	3,408	7,498	(2,273)	(2,825)	(6,363)	(11,461)	(3,963)	8,601	4,638
BPS	4,037	23	3,437	7,497	(201)	(836)	(7,677)	(8,714)	(1,217)	3,121	1,904
BRC	996	0	0	996	(670)	0	(4,935)	(5,605)	(4,609)	1,208	(3,401)
CBK	941	376	8,501	9,818	(1,139)	(372)	(1,012)	(2,523)	7,295	(16,180)	(8,885)
DUB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
FBF	416	0	26,735	27,151	(2,008)	(967)	(12,902)	(15,877)	11,274	(20,898)	(9,624)
GLM	32,062	1,831	875	34,768	(1,318)	(2,249)	(2,545)	(6,112)	28,656	(24,430)	4,226
GST	0	0	12,054	12,054	0	0	(3,238)	(3,238)	8,816	(16,520)	(7,704)
HUS	36,907	0	0	36,907	(864)	(314)	(473)	(1,651)	35,256	(37,370)	(2,114)
JPM	3,762	1,532	2,887	8,181	(2,218)	(1,748)	(4,486)	(8,452)	(271)	1,607	1,336
MSB	4,713	2	0	4,715	(2,625)	(328)	0	(2,953)	1,762	(1,800)	(38)
MYC	0	1,905	19	1,924	0	(3,416)	(748)	(4,164)	(2,240)	2,105	(135)
NGF	7	0	0	7	(86)	0	0	(86)	(79)	(100)	(179)
RBC	1,955	0	0	1,955	(391)	0	0	(391)	1,564	(1,790)	(226)
SOG	1,467	0	0	1,467	(1,463)	0	0	(1,463)	4	0	4
UAG	3,909	231	161	4,301	(1,810)	(139)	0	(1,949)	2,352	(2,327)	25

Total Over the Counter	$93,588	$7,711	$58,077	$159,376	$(17,130)	$(13,194)	$(44,379)	$(74,703)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$159	$159
Futures	0	0	657	0	2,606	3,263
Swap Agreements	0	408	0	0	220	628

	$0	$408	$657	$0	$2,985	$4,050

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$93,588	$0	$93,588
Purchased Options	0	35	0	647	7,029	7,711
Swap Agreements	0	4,859	51,408	0	1,810	58,077

	$0	$4,894	$51,408	$94,235	$8,839	$159,376

	$0	$5,302	$52,065	$94,235	$11,824	$163,426

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1,133	$1,133
Futures	0	0	1,047	0	871	1,918
Swap Agreements	0	0	0	0	5,088	5,088

	$0	$0	$1,047	$0	$7,092	$8,139

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,130	$0	$17,130
Written Options	0	0	0	3,699	9,495	13,194
Swap Agreements	0	5,381	32,789	0	6,209	44,379

	$0	$5,381	$32,789	$20,829	$15,704	$74,703

	$0	$5,381	$33,836	$20,829	$22,796	$82,842

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	177

Schedule of Investments PIMCO Worldwide Long/Short Fundamental Strategy Fund (Cont.)

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(197)	$(197)
Written Options	0	0	361	0	711	1,072
Futures	0	0	(9,529)	0	8,725	(804)
Swap Agreements	0	6,140	0	0	(15,871)	(9,731)

	$0	$6,140	$(9,168)	$0	$(6,632)	$(9,660)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$24,582	$0	$24,582
Purchased Options	0	(93)	0	(140)	3,768	3,535
Written Options	0	277	0	1,116	(3,040)	(1,647)
Swap Agreements	0	499	(34,841)	0	381	(33,961)

	$0	$683	$(34,841)	$25,558	$1,109	$(7,491)

	$0	$6,823	$(44,009)	$25,558	$(5,523)	$(17,151)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$56	$56
Written Options	0	0	0	0	(244)	(244)
Futures	0	0	(1,671)	0	1,711	40
Swap Agreements	0	1,895	0	0	(21,247)	(19,352)

	$0	$1,895	$(1,671)	$0	$(19,724)	$(19,500)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$76,458	$0	$76,458
Purchased Options	0	(97)	0	(452)	(244)	(793)
Written Options	0	0	0	(1,029)	1,137	108
Swap Agreements	0	696	18,618	0	(4,680)	14,634

	$0	$599	$18,618	$74,977	$(3,787)	$90,407

	$0	$2,494	$16,947	$74,977	$(23,511)	$70,907

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$18,417	$0	$18,417
Corporate Bonds & Notes
Banking & Finance	0	525,159	0	525,159
Industrials	0	106,180	413	106,593
Utilities	0	106,933	0	106,933
Municipal Bonds & Notes
California	0	1,050	0	1,050
Ohio	0	164	0	164
U.S. Government Agencies	0	12,153	0	12,153
U.S. Treasury Obligations	0	490,342	0	490,342
Mortgage-Backed Securities	0	190,542	0	190,542
Asset-Backed Securities	0	138,832	0	138,832
Sovereign Issues	0	437,238	0	437,238
Short-Term Instruments
Certificates of Deposit	0	29,844	0	29,844
Mexico Treasury Bills	0	36,034	0	36,034
U.S. Treasury Bills	0	26,439	0	26,439
	$0	$2,119,327	$413	$2,119,740

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,097,117	$0	$0	$1,097,117

Total Investments	$1,097,117	$2,119,327	$413	$3,216,857

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(491,495)	$0	$(491,495)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,263	787	0	4,050
Over the counter	0	159,376	0	159,376
	$3,263	$160,163	$0	$163,426

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,918)	(6,176)	0	(8,094)
Over the counter	0	(74,703)	0	(74,703)
	$(1,918)	$(80,879)	$0	$(82,797)

Totals	$1,098,462	$1,707,116	$413	$2,805,991

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

178	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A and Class C shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO EM Fundamental IndexPLUS® AR Strategy, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Fundamental Advantage Absolute Return Strategy, PIMCO Fundamental IndexPLUS® AR, PIMCO International Fundamental IndexPLUS® AR Strategy, PIMCO Intl Low Volatility RAFI®-PLUS AR, PIMCO Low Volatility

RAFI®-PLUS AR, PIMCO Small Company Fundamental IndexPLUS® AR Strategy, PIMCO Worldwide Fundamental Advantage AR Strategy and PIMCO Worldwide Long/Short Fundamental Strategy Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the

Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely

ANNUAL REPORT	MARCH 31, 2015	179

Notes to Financial Statements (Cont.)

to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative

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instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities

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Notes to Financial Statements (Cont.)

or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate

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(“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2015, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed

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Notes to Financial Statements (Cont.)

securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation

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Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

Certain Funds may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$8	$0	$(8)	$0	$0	$0	$0	$0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	14	929,777	(929,770)	2	0	23	77	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	7	61,601	(61,597)	0	0	11	1	0
PIMCO Fundamental IndexPLUS® AR Fund	3	55,202	(55,183)	(3)	0	19	2	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	36	207,614	(207,640)	3	0	13	14	0
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	14	560,830	(560,830)	0	0	14	30	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	14	194,877	(194,800)	(27)	0	64	77	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	11	92,413	(92,410)	(2)	0	12	14	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	23	170,210	(170,220)	0	0	13	9	0
† A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$1,832,768	$3,039,474	$(4,420,600)	$(3,488)	$271	$448,425	$6,366	$0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	494,371	4,471,826	(3,893,200)	(9,467)	(121)	1,063,409	13,026	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	595,028	4,488,354	(4,674,900)	(5,506)	36	403,012	7,447	0
PIMCO Fundamental IndexPLUS® AR Fund	951,014	3,797,185	(4,336,700)	(4,826)	(79)	406,594	7,582	0
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	1,079,403	1,510,456	(2,433,900)	(4,676)	416	151,699	5,456	0
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	531,579	2,882,477	(3,001,700)	(2,509)	66	409,913	3,977	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	30,907	1,231,565	(990,800)	(4,698)	57	267,031	5,565	0
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	73,638	639,703	(626,000)	(725)	1	86,617	1,002	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	1,083,113	2,465,489	(3,303,100)	(3,387)	197	242,312	5,190	0
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0	2,393,251	(1,293,800)	(2,489)	155	1,097,117	3,751	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

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(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. When a Fund writes an interest rate-capped option, an amount equal to the premium received is recorded as a liability and

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subsequently marked to market to reflect the current value of the option written. When a Fund purchases an interest rate-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

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Correlation Swap Agreements  Certain Funds may invest in correlation swap agreements to gain or mitigate exposure to the underlying reference assets. Correlation swap agreements involve two parties agreeing to exchange cash flows based on the measured correlation of specified underlying assets. One party agrees to exchange a “fixed rate” or strike rate payment for the “floating rate” or realized price correlation on the underlying asset with respect to the notional amount. At inception, the strike rate is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price correlation of the underlying asset and the strike rate multiplied by the notional amount. As a receiver of the fixed strike rate price correlation, the Fund would receive the payoff amount when the realized price correlation of the underlying asset is less than the strike rate and would owe the payoff amount when the correlation is greater than the strike. As a payer of the fixed strike rate price correlation, the Fund would owe the payoff amount when the realized price correlation of the underlying asset is less than the strike rate and would receive the payoff amount when the correlation is greater than the strike. This type of agreement is essentially a forward contract on the future realized price correlation of the underlying asset.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are

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instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. Treasury issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes

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can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Fund could

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lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker

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cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A and C Classes
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	0.85%	0.30%	0.40%	0.30%	0.45%	0.45%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund(1)	0.85%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.64%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Fundamental IndexPLUS® AR Fund	0.54%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.57%	0.25%	0.35%	N/A	0.35%	0.35%
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	0.57%	0.25%	0.35%	N/A	0.35%	0.35%
PIMCO Low Volatility RAFI®-PLUS AR Fund	0.54%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.59%	0.25%	0.35%	N/A	0.35%	0.35%
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.74%	0.25%	0.35%	N/A	0.40%	0.40%
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0.94%	0.25%	0.35%	N/A	0.40%	0.40%

(1)	Through July 31, 2016, PIMCO agreed to waive 0.15% of the Investment Advisory Fee.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C, and Class R shares of the Trust, the

ANNUAL REPORT	MARCH 31, 2015	193

Notes to Financial Statements (Cont.)

Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class C
All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market

Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has contractually agreed to waive a portion of the PIMCO EMG Intl Low Volatility RAFI®-PLUS AR, PIMCO Intl Low Volatility RAFI®-PLUS AR, PIMCO Low Volatility RAFI®-PLUS AR and PIMCO Worldwide Long/Short Fundamental Strategy Funds’ Supervisory and Administrative Fees in each Fund’s first fiscal year, to the extent that the payment of each Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of each Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Low Volatility RAFI-PLUS® AR Fund	$2
PIMCO EMG Intl Low Volatility RAFI-PLUS® AR Fund	6,610
PIMCO Worldwide Long/Short Fundamental Strategy Fund	49

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of

194	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2015

the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds or portfolios under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$636,343	$903,487
PIMCO EMG Intl Low Volatility RAFI-PLUS® AR Fund	1,095,852	326,148
PIMCO Fundamental Advantage Absolute Return Strategy Fund	507,397	275,558
PIMCO Fundamental IndexPLUS® AR Fund	792,513	17,455
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	402,390	1,003,326
PIMCO Intl Low Volatility RAFI-PLUS® AR Fund	866,488	365,927
PIMCO Low Volatility RAFI-PLUS® AR Fund	239,873	29,940
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	85,096	150,922
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	547,183	614,603
PIMCO Worldwide Long/Short Fundamental Strategy Fund	1,257,486	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

On December 23, 2014, the Adviser made a $2,372,505 reimbursement to the PIMCO Worldwide Long/Short Fundamental Strategy Fund for a trading error that occurred during the reporting period. The reimbursement is included in the Net realized gain/loss on investments in securities on the Statement of Operations.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

ANNUAL REPORT	MARCH 31, 2015	195

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$15,637,382	$15,402,998	$1,133,623	$1,350,026
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	9,941,164	8,371,327	2,771,277	1,736,433
PIMCO Fundamental Advantage Absolute Return Strategy Fund	8,215,956	8,134,204	878,339	1,088,353
PIMCO Fundamental IndexPLUS® AR Fund	10,644,347	10,317,579	1,364,844	512,334
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	10,835,216	10,645,729	1,493,741	1,387,355
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	11,028,859	10,466,739	2,058,876	1,580,213
PIMCO Low Volatility RAFI®-PLUS AR Fund	2,967,242	2,611,502	502,730	132,717
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	2,480,443	2,465,803	212,176	225,510
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	12,201,361	11,945,395	1,880,268	2,161,025
PIMCO Worldwide Long/Short Fundamental Strategy Fund	2,261,522	1,763,770	1,147,246	19,540

196	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2015

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO EM Fundamental IndexPLUS® AR Strategy Fund (1)				PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund (2)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Period from 12/30/2013 to 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	29,832	$293,090	273,755	$2,640,442	299,990	$3,137,681	248,052	$2,396,373
Class P	4,220	43,453	3,517	33,820	35	369	1	10
Administrative Class	7	66	13	106	0	0	0	0
Class D	1,943	20,136	1,850	17,584	568	5,854	3	25
Class A	1,990	20,313	568	5,310	273	2,958	1	10
Class C	315	3,152	123	1,155	51	518	1	10
Issued as reinvestment of distributions
Institutional Class	453	4,869	3,559	34,266	13,367	133,135	0	0
Class P	7	75	1	12	1	6	0	0
Administrative Class	0	0	0	1	0	0	0	0
Class D	1	16	1	5	2	21	0	0
Class A	0	1	2	16	5	53	0	0
Class C	0	0	0	3	1	5	0	0
Cost of shares redeemed
Institutional Class	(263,519)	(2,614,498)	(318,358)	(2,920,754)	(87,661)	(871,821)	(39)	(368)
Class P	(4,394)	(43,931)	(3,107)	(29,129)	(21)	(202)	0	0
Administrative Class	(2)	(18)	(2)	(17)	0	0	0	0
Class D	(1,727)	(17,181)	(1,491)	(14,331)	(522)	(5,349)	0	0
Class A	(1,229)	(12,513)	(166)	(1,490)	(230)	(2,323)	0	0
Class C	(181)	(1,759)	(53)	(479)	(11)	(107)	0	0
Net increase (decrease) resulting from Fund share transactions	(232,284)	$(2,304,729)	(39,788)	$(233,480)	225,848	$2,400,798	248,019	$2,396,060

ANNUAL REPORT	MARCH 31, 2015	197

Notes to Financial Statements (Cont.)

	PIMCO Fundamental Advantage Absolute Return Strategy Fund (3)				PIMCO Fundamental IndexPLUS® AR Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	886,817	$3,376,551	626,971	$2,535,796	102,810	$736,192	107,495	$736,807
Class P	6,189	23,850	13,295	55,689	75,625	533,295	44,095	300,516
Administrative Class	0	0	0	0	2,205	15,417	1,464	9,950
Class D	10,030	37,678	10,954	44,832	48,749	337,068	62,793	418,235
Class A	4,391	16,845	14,440	59,730	60,905	419,144	83,877	560,821
Class C	1,836	7,023	7,526	31,407	38,378	247,908	51,400	329,951
Issued as reinvestment of distributions
Institutional Class	51,691	195,998	90,125	367,371	28,718	194,826	24,426	164,662
Class P	674	2,560	1,345	5,496	10,772	72,607	4,522	30,433
Administrative Class	0	0	0	0	971	6,456	684	4,542
Class D	1,064	3,963	1,449	5,787	16,545	107,923	12,004	78,459
Class A	982	3,701	2,051	8,232	17,612	115,207	11,834	77,632
Class C	455	1,722	843	3,400	11,296	69,685	6,072	38,092
Cost of shares redeemed
Institutional Class	(1,082,099)	(4,086,001)	(634,713)	(2,589,924)	(163,234)	(1,145,308)	(93,094)	(638,682)
Class P	(11,493)	(42,996)	(14,939)	(61,840)	(44,608)	(305,963)	(19,229)	(130,823)
Administrative Class	0	0	0	0	(2,544)	(16,786)	(1,542)	(10,111)
Class D	(13,210)	(48,879)	(8,913)	(37,268)	(60,692)	(404,355)	(50,227)	(329,998)
Class A	(16,457)	(61,691)	(10,455)	(43,014)	(63,823)	(432,404)	(31,539)	(209,085)
Class C	(5,841)	(21,900)	(3,539)	(14,523)	(19,898)	(127,510)	(12,157)	(77,157)
Net increase (decrease) resulting from Fund share transactions	(164,971)	$(591,576)	96,440	$371,171	59,787	$423,402	202,878	$1,354,244

198	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2015

PIMCO International Fundamental IndexPLUS® AR Strategy Fund (6)				PIMCO Intl Low Volatility RAFI®-PLUS AR Fund (7)				PIMCO Low Volatility RAFI®-PLUS AR Fund (8)
Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Period from 12/30/2013 to 03/31/2014		Year Ended 03/31/2015		Period from 12/30/2013 to 03/31/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

17,614	$195,425	48,271	$613,961	163,948	$1,709,402	198,222	$1,999,041	128,553	$1,399,643	10,409	$103,376
381	3,825	0	0	43	439	3	32	112	1,223	1	10
0	0	0	0	0	0	0	0	0	0	0	0
2,029	24,207	17	210	393	4,193	2	21	756	8,259	2	19
328	3,758	323	4,068	428	4,453	5	47	1,508	16,860	1	10
222	2,341	4	53	38	407	2	15	929	10,196	1	10

51,309	467,770	45,444	549,018	9,834	96,789	0	0	7,573	83,750	0	0
40	361	0	0	1	14	0	0	5	53	0	0
0	0	0	0	0	0	0	0	0	0	0	0
468	4,212	0	0	9	92	0	0	22	240	0	0
131	1,187	0	0	5	46	0	0	65	717	0	0
31	277	0	0	1	5	0	0	42	459	0	0

(169,718)	(1,746,595)	(173,872)	(2,168,043)	(126,183)	(1,280,095)	(38)	(373)	(48,830)	(537,498)	(38)	(370)
(113)	(1,092)	0	0	(15)	(152)	0	0	(18)	(194)	0	0
0	0	0	0	0	0	0	0	0	0	0	0
(1,415)	(12,797)	0	0	(368)	(3,618)	0	0	(279)	(3,042)	0	0
(511)	(4,928)	0	0	(328)	(3,355)	0	0	(142)	(1,555)	0	0
(48)	(454)	0	0	(9)	(95)	0	0	(54)	(583)	0	0
(99,252)	$(1,062,503)	(79,813)	$(1,000,733)	47,797	$528,525	198,196	$1,998,783	90,242	$978,528	10,376	$103,055

ANNUAL REPORT	MARCH 31, 2015	199

Notes to Financial Statements (Cont.)

	PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund (4)				PIMCO Worldwide Fundamental Advantage AR Strategy Fund (5)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	2,290	$27,762	2,951	$38,496	65,266	$650,958	120,324	$1,199,510
Class P	396	4,827	0	0	0	1	7	68
Administrative Class	0	0	0	0	0	0	0	0
Class D	707	8,689	52	642	16	155	27	274
Class A	525	6,364	6	68	8	84	53	523
Class C	385	4,678	3	35	14	137	8	78
Issued as reinvestment of distributions
Institutional Class	2,132	26,087	14,075	173,108	5,901	56,334	4,964	48,951
Class P	9	116	0	0	0	0	0	0
Administrative Class	0	0	0	0	0	0	0	0
Class D	37	449	0	0	0	2	0	1
Class A	13	163	0	0	1	6	0	3
Class C	15	179	0	0	0	1	0	0
Cost of shares redeemed
Institutional Class	(15,984)	(194,159)	(13,890)	(171,814)	(242,596)	(2,319,608)	(8,658)	(86,075)
Class P	(44)	(531)	0	0	(4)	(40)	(1)	(8)
Administrative Class	0	0	0	0	0	0	0	0
Class D	(238)	(2,795)	0	0	(22)	(214)	(13)	(128)
Class A	(37)	(448)	0	0	(30)	(293)	(2)	(18)
Class C	(33)	(395)	0	0	(15)	(145)	0	0
Net increase (decrease) resulting from Fund share transactions	(9,827)	$(119,014)	3,197	$40,535	(171,461)	$(1,612,622)	116,709	$1,163,179

†	A zero balance may reflect actual amounts rounding to less than one thousand.

200	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2015

PIMCO Worldwide Long/Short Fundamental Strategy Fund (9)
Period from 12/4/2014 to 03/31/2015
Shares	Amount

326,563	$3,216,837
1	12
0	0
21	203
6	62
2	22

1,682	16,601
0	0
0	0
0	0
0	0
0	0

(31)	(308)
0	0
0	0
(1)	(5)
0	0
0	0
328,243	$3,233,424

(1)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 84% of the Fund, and each of the two shareholders are related parties of the Fund.*
(2)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 98% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 88% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 82% of the Fund, and each of the two shareholders are related parties of the Fund.*
(5)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 96% of the Fund, and each of the two shareholders are related parties of the Fund.*
(6)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 88% of the Fund, and each of the two shareholders are related parties of the Fund.*
(7)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 98% of the Fund, and each of the two shareholders are related parties of the Fund.*
(8)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 94% of the Fund, and each of the two shareholders are related parties of the Fund.*
(9)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 98% of the Fund, and each of the two shareholders are related parties of the Fund.*
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

ANNUAL REPORT	MARCH 31, 2015	201

Notes to Financial Statements (Cont.)

13. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$—	$—	$(189,751)	$(2,605)	$(32,118)	$—	$(4,186)
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	61,884	1	(228,993)	(5,856)	—	(15,357)	—
PIMCO Fundamental Advantage Absolute Return Strategy Fund	92,187	—	(130,468)	(1,950)	(947,261)	—	—
PIMCO Fundamental IndexPLUS® AR Fund	72,004	58,635	(37,759)	(3,284)	—	(8,663)	—
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	21,631	—	(131,685)	(1,806)	—	(31,997)	—
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	81,154	—	(93,997)	(4,492)	—	(19,485)	—
PIMCO Low Volatility RAFI®-PLUS AR Fund	2,916	6,465	(2,327)	(999)	—	—	—
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	9,188	34,353	(4,312)	(418)	—	—	—
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	12,707	—	(181,915)	(5,306)	(87,957)	—	—
PIMCO Worldwide Long/Short Fundamental Strategy Fund	76,958	—	(77,582)	(1,907)	(6,094)	—	—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, treasury inflation-protected securities (TIPS), convertible preferred securities, Lehman securities, and sale/buyback transactions.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$—	$—	$—	$—
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	—	—	—	—
PIMCO Fundamental Advantage Absolute Return Strategy Fund*	—	—	137,539	192,616
PIMCO Fundamental IndexPLUS® AR Fund	—	—	—	—
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	—	—	—	—
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	—	—	—	—
PIMCO Low Volatility RAFI®-PLUS AR Fund	—	—	—	—
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	—	—	—	—
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	—	—	—	—
PIMCO Worldwide Long/Short Fundamental Strategy Fund	—	—	—	—

202	PIMCO FUNDAMENTAL INDEX FUNDS

March 31, 2015

Under the Regulated Investment Company Modernization Act of 2010, the funds are permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term (6)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$—	$32,118
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	—	—
PIMCO Fundamental Advantage Absolute Return Strategy Fund*	514,914	102,192
PIMCO Fundamental IndexPLUS® AR Fund	—	—
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	—	—
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	—	—
PIMCO Low Volatility RAFI®-PLUS AR Fund	—	—
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	—	—
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	68,645	19,312
PIMCO Worldwide Long/Short Fundamental Strategy Fund	6,094	—

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$3,747,480	$79,619	$(83,598)	$(3,979)
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	5,130,383	73,728	(135,608)	(61,880)
PIMCO Fundamental Advantage Absolute Return Strategy Fund	2,647,178	68,453	(76,153)	(7,700)
PIMCO Fundamental IndexPLUS® AR Fund	3,912,266	45,749	(127,186)	(81,437)
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	1,249,172	23,318	(78,131)	(54,813)
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	2,677,965	44,676	(115,140)	(70,464)
PIMCO Low Volatility RAFI®-PLUS AR Fund	1,122,427	14,401	(24,478)	(10,077)
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	428,164	7,981	(16,830)	(8,849)
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	2,169,116	29,044	(65,808)	(36,764)
PIMCO Worldwide Long/Short Fundamental Strategy Fund	3,267,883	16,370	(67,396)	(51,026)

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and convertible preferred securities for federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2015	203

Notes to Financial Statements (Cont.)

March 31, 2015

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)	Ordinary Income Distributions (8)	Long-Term Capital Gain Distributions	Return of Capital (9)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	$4,999	$—	$—	$—	$34,345	$—
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	127,627	5,594	—	—	—	—
PIMCO Fundamental Advantage Absolute Return Strategy Fund	209,706	—	—	394,195	—	—
PIMCO Fundamental IndexPLUS® AR Fund	286,801	318,182	—	416,999	—	—
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	58,401	416,004	—	549,169	—	—
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	96,548	398	—	—	—	—
PIMCO Low Volatility RAFI®-PLUS AR Fund	85,231	—	—	—	—	—
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	27,001	—	—	172,862	294	—
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	56,401	—	—	48,982	18	—
PIMCO Worldwide Long/Short Fundamental Strategy Fund	16,601	—	—	—	—	—

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

15. SUBSEQUENT EVENTS

Effective April 15, 2015, the Funds’ names were changed to the following:

Fund Name prior to April 15, 2015	Fund Name effective April 15, 2015
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	PIMCO RAE Fundamental PLUS EMG Fund
PIMCO EMG Intl Low Volatility RAFI-PLUS® AR Fund	PIMCO RAE Low Volatility PLUS EMG Fund
PIMCO Fundamental Advantage Absolute Return Strategy Fund	PIMCO RAE Fundamental Advantage PLUS Fund
PIMCO Fundamental IndexPLUS® AR Fund	PIMCO RAE Fundamental PLUS Fund
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	PIMCO RAE Fundamental PLUS International Fund
PIMCO Intl Low Volatility RAFI-PLUS® AR Fund	PIMCO RAE Low Volatility PLUS International Fund
PIMCO Low Volatility RAFI-PLUS® AR Fund	PIMCO RAE Low Volatility PLUS Fund
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	PIMCO RAE Fundamental PLUS Small Fund
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	PIMCO RAE Worldwide Fundamental Advantage PLUS Fund
PIMCO Worldwide Long/Short Fundamental Strategy Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

The Funds also amended their existing principal investment strategies, as set forth in the Funds’ Prospectus (as supplemented April 15, 2015).

There were no other subsequent events identified that require recognition or disclosure.

204	PIMCO FUNDAMENTAL INDEX FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO RAE Fundamental PLUS EMG Fund (formerly, PIMCO EM Fundamental IndexPLUS® AR Strategy Fund), PIMCO RAE Low Volatility PLUS EMG Fund (formerly, PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund), PIMCO RAE Fundamental Advantage PLUS Fund (formerly, PIMCO Fundamental Advantage Absolute Return Strategy Fund), PIMCO RAE Fundamental PLUS Fund (formerly, PIMCO Fundamental IndexPLUS® AR Fund), PIMCO RAE Fundamental PLUS International Fund (formerly, PIMCO International Fundamental IndexPLUS® AR Strategy Fund), PIMCO RAE Low Volatility PLUS International Fund (formerly, PIMCO Intl Low Volatility RAFI®-PLUS AR Fund), PIMCO RAE Low Volatility PLUS Fund (formerly, PIMCO Low Volatility RAFI®-PLUS AR Fund), PIMCO RAE Fundamental PLUS Small Fund (formerly, PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund), PIMCO RAE Worldwide Fundamental Advantage PLUS Fund (formerly, PIMCO Worldwide Fundamental Advantage AR Strategy Fund), and PIMCO RAE Worldwide Long/Short PLUS Fund (formerly, PIMCO Worldwide Long/Short Fundamental Strategy Fund) (ten series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

ANNUAL REPORT	MARCH 31, 2015	205

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOS	Banc of America Securities LLC	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
BSN	Bank of Nova Scotia	JPS	JPMorgan Securities, Inc.	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
BRL	Brazilian Real	HUF	Hungarian Forint	RUB	Russian Ruble
CAD	Canadian Dollar	ILS	Israeli Shekel	SAR	Saudi Riyal
CHF	Swiss Franc	INR	Indian Rupee	SEK	Swedish Krona
CLP	Chilean Peso	JPY	Japanese Yen	SGD	Singapore Dollar
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TRY	Turkish New Lira
DKK	Danish Krone	MXN	Mexican Peso	TWD	Taiwanese Dollar
EUR	Euro	MYR	Malaysian Ringgit	USD	United States Dollar
GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand
HKD	Hong Kong Dollar	NZD	New Zealand Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CBOE	Chicago Board Options Exchange	OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	ERADXULT	eRAFI International Large Strategy Index	RACNLGT	RAFI Global Long Index
CDX.EM	Credit Derivatives Index - Emerging Markets	ERAEMLT	eRAFI Emerging Markets Strategy Index	RACNSGT	RAFI Global Short Index
CDX.HY	Credit Derivatives Index - High Yield	ERAUSLT	eRAFI U.S. Large Strategy Index	RALVEIET	RA Emerging Market Low Volatility Equity Income Total Return Index
CDX.IG	Credit Derivatives Index - Investment Grade	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index
CMBX	Commercial Mortgage-Backed Index	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	UKRPI	United Kingdom Retail Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	FDIC	Federal Deposit Insurance Corp.	TBD	To Be Determined
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to determined when loan settles
CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security	TIIE	Tasa de Interés Interbancaria de Equilibrio

206	PIMCO FUNDAMENTAL INDEX FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction%	Qualified Dividend Income%	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	6.49%	6.49%	$—	$—
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	0.01%	0.01%	120,501	7,125
PIMCO Fundamental Advantage Absolute Return Strategy Fund	0.45%	0.45%	36,866	—
PIMCO Fundamental IndexPLUS® AR Fund	0.00%	0.00%	223,345	20,951
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	0.40%	0.40%	21,626	—
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	0.01%	0.01%	96,501	—
PIMCO Low Volatility RAFI®-PLUS AR Fund	0.02%	0.02%	85,231	—
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	0.62%	0.62%	27,001	—
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	0.86%	0.86%	—	—
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0.00%	0.00%	—	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	MARCH 31, 2015	207

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[2]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.

1 Trustees serve until their successors are duly elected and qualified.

2 Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

208	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

ANNUAL REPORT	MARCH 31, 2015	209

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

210	PIMCO FUNDAMENTAL INDEX FUNDS

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

ANNUAL REPORT	MARCH 31, 2015	211

Privacy Policy (Cont.)

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

212	PIMCO FUNDAMENTAL INDEX FUNDS

Approval of Investment Advisory Contract

(Unaudited)

Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO Multi-Strategy Alternative Fund, PIMCO RealPathTM 2055 Fund (Formerly, PIMCO RealRetirement® 2055 Fund), and PIMCO Worldwide Long/Short Fundamental Strategy Fund, and the Sub-Advisory Agreement for PIMCO Multi-Strategy Alternative Fund and PIMCO Worldwide Long/Short Fundamental Strategy Fund.

The Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including all of the independent Trustees (the “Independent Trustees”), approved for an initial two-year term the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) and the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) with Pacific Investment Management Company LLC (“PIMCO”) on behalf of PIMCO RealPathTM 2055 Fund on August 12, 2014; and PIMCO Multi-Strategy Alternative Fund and PIMCO Worldwide Long/Short Fundamental Strategy Fund on November 3, 2014, each a new series of the Trust (each a “New Fund” and, together, the “New Funds”). On November 3, 2014, the Board also approved for an initial two-year term the Amended and Restated Sub-Advisory Agreement (together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”) with Research Affiliates, LLC (“Research Affiliates”) on behalf of PIMCO Multi-Strategy Alternative Fund and PIMCO Worldwide Long/Short Fundamental Strategy Fund (the “RAFI Funds”).

The information, material factors and conclusions that formed the basis for the Board’s approvals are described below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO and Research Affiliates, both in connection with the New Funds’ meetings and the August 11-12, 2014 meeting at which the Trustees considered the renewal of the Investment Advisory Contract between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed fund operations, including the New Funds’ compliance program, shareholder services, valuation, custody, distribution, and other information relating to the nature, extent and quality of services proposed to be provided by PIMCO and Research Affiliates. In considering whether or not to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to expense ratios of funds with investment objectives and policies similar to those of the New Funds. The Board also reviewed material provided by counsel to the Trust and the independent Trustees, which included, among other things, memoranda outlining legal duties of the Board. The Board also reviewed information about the personnel who would be providing investment management and administrative services to the New Funds.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO, which included, among other things, comparative fee data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance and fee and expense data. The Board also requested and received assistance and advice regarding applicable legal standards from Trust counsel. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs; oversight of matters that may involve conflicts of interest between the New Funds’ investments and those of other accounts; and its efforts to keep the Trustees informed about matters relevant to the New Funds and their shareholders.

The Trustees also considered new services and service enhancements that PIMCO has implemented, including, but not limited to, constructing and moving into a new global headquarters in Newport

ANNUAL REPORT	MARCH 31, 2015	213

Approval of Investment Advisory Contract (Cont.)

Beach in May 2014; investing significant resources into developing its global portfolio management expertise; expanding PIMCO’s technology team and investing in technology, with a focus on projects that increase capacity and investment management stability; engaging in detailed preparation efforts for the potential consequences of an unanticipated financial crisis or global liquidity vacuum; focusing on global business continuity program management; investing in additional personnel with fund operations expertise, including additional accounting, financial reporting, pricing and tax resources; and continuing to develop the PIMCO Accounting Yield Application (or PAY), which provides yield and income reporting, and the rollout of the Pricing Portal, which is a web-based workflow application that will automate the daily pricing review process, improve communications among stakeholders and enhance the ability to identify pricing variance and provide feedback to pricing vendors.

Similarly, the Board considered the sub-advisory services proposed to be provided by Research Affiliates to the RAFI Funds. The Board considered the depth and quality of Research Affiliates’ investment management and research capabilities, the experience and capabilities of its portfolio management personnel, and in particular the experience and capabilities of Robert Arnott, Research Affiliates’ principal, and the overall financial strength of the organization.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided by PIMCO and Research Affiliates under the Agreements are likely to benefit the New Funds and their shareholders.

(b) Other Services:  The Board considered PIMCO’s policies, procedures and systems to reasonably assure compliance with applicable laws and regulations and its commitment to these programs, its oversight of matters that may involve conflicts of interest with the Trust and its efforts to keep the Trustees informed about matters relevant to the Trust and its shareholders. The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Funds under the Agreements. The Board considered the terms of the Trust’s Supervision and Administration Agreement, under which the New Funds will pay for the administrative services they require under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO would provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered PIMCO’s provision of these services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services to be provided by PIMCO would likely benefit the New Funds and their shareholders.

3. INVESTMENT PERFORMANCE

As the New Funds had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that in proposing fees for any New Fund or class of shares, PIMCO considers a number of factors, including the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products, and the attractiveness of potential returns to prospective investors in the New Funds. Fees proposed for the New Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the proposed advisory fee, supervisory and administrative fee and estimated total expenses of each New Fund (each as a percentage of average net assets) and compared such amounts with the average and median fees and expense levels of other similar funds. With respect to advisory fees, the Board reviewed data from Lipper that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board compared the total expenses of each class of the New Funds to other funds in the Expense Group provided by Lipper and found the total expenses of each class of the New Funds to be reasonable. The Board also reviewed data comparing the advisory fees to the standard fee rate PIMCO charges to separate accounts and other investment companies with similar investment strategies, and found them to be reasonable in comparison.

The Board also considered the New Funds’ proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Lipper. The Board considered the Trust’s unified fee structure, under which each New Fund would pay for the supervisory and administrative services it requires for one set fee, and in return, PIMCO would provide or procure supervisory and administrative services and bear the costs of various third party services required by the New Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board considered that many other funds pay for these services separately, and thus it is difficult to directly compare PIMCO Funds’ unified supervisory and administrative fees with the fees paid by other funds for administrative services alone.

214	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

The Board considered that the unified supervisory and administrative fee leads to fund fees that are fixed, rather than variable, and that the fixed fees were viewed by many in the industry as a positive attribute of the New Funds. The Board concluded that the New Funds’ supervisory and administrative fees were reasonable in relation to the value of the services to be provided, including the services to be provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall fund expenses, which is beneficial to the New Funds and their shareholders. The Board further noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of each New Fund’s expenses at competitive levels from the outset, in effect, setting the fees as if each New Fund were already at scale. The New Funds’ expenses will remain at competitive levels even if the New Funds’ operating costs later rise when assets remain flat or decrease.

The Board noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each class of each New Fund by waiving a portion of its supervisory and administrative fee or reimbursing the New Fund to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to a class of a New Fund exceeds 0.49 basis points in any year. The Board also noted that the PIMCO Multi-Strategy Alternative Fund would have a “fund of funds” waiver under which PIMCO will waive the advisory and supervisory and administrative fees it receives from the New Fund in an amount equal to the Underlying PIMCO Funds’ advisory and supervisory and administrative fees to avoid duplication of fees.

Based on the information presented by PIMCO, Research Affiliates, and Lipper, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees to be charged by PIMCO, and the sub-advisory fees to be paid by PIMCO to Research Affiliates for services to be provided to the RAFI Funds, as well as the estimated total expenses of the New Funds, are reasonable and approval of the Agreements would likely benefit each New Fund and its shareholders.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Funds are newly organized, information regarding PIMCO’s costs in providing services to the New Funds and the profitability of PIMCO’s relationship with the New Funds was not available.

The Board noted that each New Fund’s proposed fee rate priced the fund at scale from the outset. The Trustees also considered that the unified fee has provided inherent economies of scale because a New

Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the New Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees noted that the benefits of the unified fee may emerge in the event a particular Fund’s assets decline in the future. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Funds and their shareholders, for which they may be compensated under the unified fee, or through distribution fees paid pursuant to the New Funds’ Rule 12b-1 plans. The Board reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on its review, including its consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services to be rendered to the New Funds by PIMCO and Research Affiliates supported the approval of the Agreements. The Board concluded that the Agreements were fair and reasonable to the New Funds and their shareholders, that the New Funds’ shareholders would likely receive reasonable value in return for the advisory fees and other amounts paid to PIMCO by each New Fund and in return for the sub-advisory fee to be paid by PIMCO to Research Affiliates for services to be provided to the RAFI Funds, and that the approval of the Agreements was in the best interests of the New Funds and their shareholders.

ANNUAL REPORT	MARCH 31, 2015	215

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3004AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

International Bond Funds

PIMCO Emerging Local Bond Fund

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Foreign Bond Fund (Unhedged)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Fund (Unhedged)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		17
Benchmark Descriptions		19
Financial Highlights		22
Statements of Assets and Liabilities		36
Statements of Operations		40
Statements of Changes in Net Assets		42
Notes to Financial Statements		181
Report of Independent Registered Public Accounting Firm		206
Glossary		207
Federal Income Tax Information		208
Management of the Trust		209
Results of Proxy Voting		211
Privacy Policy		212

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Local Bond Fund	7	45
PIMCO Emerging Markets Bond Fund	8	60
PIMCO Emerging Markets Corporate Bond Fund	9	72
PIMCO Emerging Markets Currency Fund	10	81
PIMCO Emerging Markets Full Spectrum Bond Fund	11	95
PIMCO Foreign Bond Fund (Unhedged)	12	97
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	13	114
PIMCO Global Advantage® Strategy Bond Fund	14	133
PIMCO Global Bond Fund (Unhedged)	15	152
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	16	167

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

2	PIMCO INTERNATIONAL BOND FUNDS

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, Acquired Fund risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, smaller company risk, issuer non-diversification risk, leveraging risk, management risk, short sale risk, tax risk, subsidiary risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in Acquired Funds. The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain

4	PIMCO INTERNATIONAL BOND FUNDS

transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Emerging Local Bond Fund	12/29/06	12/29/06	05/30/08	10/16/07	07/31/07	07/31/07	07/31/07	—
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	09/30/98	03/31/00	07/31/97	07/31/97	—
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	10/15/10	—	11/18/11	11/18/11	11/18/11	—
PIMCO Emerging Markets Currency Fund	05/31/05	05/31/05	04/30/08	09/29/06	05/31/05	05/31/05	05/31/05	—
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	02/25/13	—	02/25/13	02/25/13	02/25/13	—
PIMCO Foreign Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	02/28/06	04/30/04	07/30/04	07/30/04	—
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	12/02/92	12/02/92	04/30/08	01/28/97	04/08/98	01/20/97	01/20/97	12/31/02
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	02/05/09	—	02/05/09	02/05/09	02/05/09	02/05/09
PIMCO Global Bond Fund (Unhedged)	11/23/93	11/23/93	11/19/10	07/31/96	07/31/08	—	—	—
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	09/30/03	—	10/02/95	10/02/95	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively. Because Class A shares were the initial class of shares offered for the PIMCO Global Bond Fund (U.S. Dollar-Hedged), performance for periods prior to the inception date of the Institutional Class, Class P,

Administrative Classes and Class C is based on the historical performance of Class A shares. The prior Class A performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Institutional Class, Class P, Administrative Class and Class C shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

ANNUAL REPORT	MARCH 31, 2015	5

Important Information About the Funds (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Local Bond Fund

Institutional Class - PELBX	Class D - PLBDX
Class P - PELPX	Class A - PELAX
Administrative Class - PEBLX	Class C - PELCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	19.3%
Brazil	13.7%
Indonesia	10.2%
South Africa	8.8%
Poland	8.3%
Turkey	6.2%
Malaysia	5.9%
Colombia	5.9%
Other	21.7%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (12/29/06)
PIMCO Emerging Local Bond Fund Institutional Class	-11.37%	0.15%	4.00%
PIMCO Emerging Local Bond Fund Class P	-11.46%	0.05%	3.90%
PIMCO Emerging Local Bond Fund Administrative Class	-11.59%	-0.10%	3.74%
PIMCO Emerging Local Bond Fund Class D	-11.79%	-0.30%	3.54%
PIMCO Emerging Local Bond Fund Class A	-11.77%	-0.30%	3.55%
PIMCO Emerging Local Bond Fund Class A (adjusted)	-15.12%	-1.05%	3.07%
PIMCO Emerging Local Bond Fund Class C	-12.43%	-1.04%	2.78%
PIMCO Emerging Local Bond Fund Class C (adjusted)	-13.27%	-1.04%	2.78%
JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	-11.14%	0.73%	4.98%
Lipper Emerging Markets Local Currency Debt Funds Average	-9.70%	0.45%	2.55%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.90% for the Institutional Class shares, 1.00% for Class P shares, 1.15% for Administrative Class shares, 1.35% for Class D shares, 1.35% for Class A shares and 2.10% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Local Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An underweight to Russian local rates, which underperformed the local currency return of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) (the “Fund’s benchmark index”) during the reporting period, added to performance.

»	An overweight to Brazilian local rates, which outperformed the local currency return component of the Fund’s benchmark index during the reporting period, added to performance.

»	An underweight to Malaysian local rates, which underperformed the local currency return component of the Fund’s benchmark index during the reporting period, added to performance.

»	An underweight to the Thai baht, which outperformed the implied currency return component of the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to Hungarian local rates, which outperformed the local currency return component of the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to Turkish local rates, which outperformed the local currency return component of the Fund’s benchmark index during the reporting period, detracted from performance.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX	Class D - PEMDX
Class P - PEMPX	Class A - PAEMX
Administrative Class - PEBAX	Class C - PEBCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Mexico	11.9%
Brazil	10.5%
Short-Term Instruments‡	10.4%
Luxembourg	7.7%
Indonesia	7.1%
Ireland	6.1%
Other	46.3%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	0.69%	5.43%	7.21%	9.89%
PIMCO Emerging Markets Bond Fund Class P	0.59%	5.32%	7.10%	9.78%
PIMCO Emerging Markets Bond Fund Administrative Class	0.44%	5.16%	6.94%	9.61%
PIMCO Emerging Markets Bond Fund Class D	0.30%	4.99%	6.77%	9.46%
PIMCO Emerging Markets Bond Fund Class A	0.30%	4.99%	6.77%	9.45%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	-3.46%	4.19%	6.37%	9.21%
PIMCO Emerging Markets Bond Fund Class C	-0.45%	4.21%	5.98%	8.64%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	-1.39%	4.21%	5.98%	8.64%
JPMorgan Emerging Markets Bond Index (EMBI) Global	4.08%	6.83%	8.04%	8.50%
Lipper Emerging Market Hard Currency Debt Funds Average	-0.21%	5.26%	7.19%	8.51%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.83% for the Institutional Class shares, 0.93% for Class P shares, 1.08% for Administrative Class shares, 1.25% for Class D shares, 1.25% for Class A shares and 2.00% for Class C shares.

Portfolio Insights

»

The PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to Indonesian external debt during the second half of the reporting period added to performance as the Indonesian sub-index of the JPMorgan Emerging Markets Bond Index (EMBI) Global (“the Fund’s benchmark index”) outperformed the Fund’s benchmark index over the second half of the reporting period.

»	An overweight to external debt in El Salvador, which outperformed the Fund’s benchmark index during the reporting period, added to performance.

»	An allocation to quasi-sovereign and corporate debt in Russia, which underperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An allocation to quasi-sovereign and corporate debt in Brazil, which underperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to external debt in the Philippines, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX	Class A - PECZX
Class P - PMIPX	Class C - PECCX
Class D - PECDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Cayman Islands	11.7%
Brazil	8.4%
Short-Term Instruments‡	7.8%
Bermuda	6.2%
Turkey	5.7%
Other	60.2%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	-2.84%	3.93%	6.51%
PIMCO Emerging Markets Corporate Bond Fund Class P	-2.93%	3.84%	6.43%
PIMCO Emerging Markets Corporate Bond Fund Class D	-3.23%	3.51%	6.08%
PIMCO Emerging Markets Corporate Bond Fund Class A	-3.22%	3.52%	6.09%
PIMCO Emerging Markets Corporate Bond Fund Class A (adjusted)	-6.84%	2.73%	5.38%
PIMCO Emerging Markets Corporate Bond Fund Class C	-3.94%	2.74%	5.29%
PIMCO Emerging Markets Corporate Bond Fund Class C (adjusted)	-4.87%	2.74%	5.29%
JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	5.25%	6.88%	9.27%
Lipper Emerging Market Hard Currency Debt Funds Average	-0.21%	5.26%	8.04%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 1.15% for the Institutional Class shares, 1.25% for Class P shares, 1.55% for Class D shares, 1.55% for Class A shares and 2.30% for Class C shares.

Portfolio Insights

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The PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»

An overweight to Peruvian corporates, which outperformed the JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) (“the Fund’s benchmark index”) during the reporting period, benefited performance.

»	An overweight to Guatemalan corporates, which outperformed the Fund’s benchmark index during the reporting period, benefited performance.

»	An overweight to Russian corporates, which underperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An overweight to Brazilian corporates, which underperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»

An overweight to Ukrainian corporates during the last three quarters of the reporting period detracted from performance as the Ukrainian sub-index of the CEMBI underperformed the Fund’s benchmark index during the last three quarters of the reporting period.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO Emerging Markets Currency Fund

Institutional Class - PLMIX	Class D - PLMDX
Class P - PLMPX	Class A - PLMAX
Administrative Class - PDEVX	Class C - PLMCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Short-Term Instruments‡	37.7%
Brazil	25.4%
Indonesia	6.4%
Luxembourg	4.5%
South Korea	4.5%
Other	21.5%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency Fund Institutional Class	-8.70%	-0.52%	3.30%
PIMCO Emerging Markets Currency Fund Class P	-8.79%	-0.62%	3.20%
PIMCO Emerging Markets Currency Fund Administrative Class	-8.93%	-0.77%	3.04%
PIMCO Emerging Markets Currency Fund Class D	-9.07%	-0.92%	2.88%
PIMCO Emerging Markets Currency Fund Class A	-9.07%	-0.91%	2.88%
PIMCO Emerging Markets Currency Fund Class A (adjusted)	-12.48%	-1.67%	2.48%
PIMCO Emerging Markets Currency Fund Class C	-9.75%	-1.65%	2.11%
PIMCO Emerging Markets Currency Fund Class C (adjusted)	-10.64%	-1.65%	2.11%
JPMorgan Emerging Local Markets Index Plus (Unhedged)	-9.74%	-1.16%	3.47%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	-9.74%	-1.22%	3.23%
Lipper Alternative Currency Strategies Average	-3.88%	-1.17%	1.63%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.85% for the Institutional Class shares, 0.95% for Class P shares, 1.10% for Administrative Class shares, 1.25% for Class D shares, 1.25% for Class A shares and 2.00% for Class C shares.

Portfolio Insights

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The PIMCO Emerging Markets Currency Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in currencies of, emerging markets countries. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries may be invested in other types of Fixed Income Instruments.

»	An underweight to the Hungarian forint, which underperformed the JPMorgan Emerging Local Markets Index Plus (Unhedged) (“the Fund’s benchmark index”) during the reporting period, added to returns.

»	An underweight to the Czech koruna, which underperformed the Fund’s benchmark index during the reporting period, added to performance.

»	An overweight to the Indian rupee, which outperformed the Fund’s benchmark index during the reporting period, added to returns.

»	An underweight to the Thai baht, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An overweight to the Polish zloty, which underperformed the Fund’s benchmark index during the reporting period, detracted from performance.

»	An underweight to the Taiwanese dollar, which outperformed the Fund’s benchmark index during the reporting period, detracted from performance.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX	Class A - PFSSX
Class P - PFSPX	Class C - PFSCX
Class D - PFSYX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

PIMCO Emerging Local Bond Fund	50.2%
PIMCO Emerging Markets Corporate Bond Fund	28.9%
PIMCO Emerging Markets Bond Fund	18.5%
Short-Term Instruments‡	2.4%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	-6.67%	-5.96%
PIMCO Emerging Markets Full Spectrum Bond Fund Class P	-6.77%	-6.06%
PIMCO Emerging Markets Full Spectrum Bond Fund Class D	-7.05%	-6.34%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A	-7.05%	-6.34%
PIMCO Emerging Markets Full Spectrum Bond Fund Class A (adjusted)	-10.54%	-8.04%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C	-7.74%	-7.03%
PIMCO Emerging Markets Full Spectrum Bond Fund Class C (adjusted)	-8.63%	-7.03%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	-3.50%	-3.70%
Lipper Emerging Market Hard Currency Debt Funds Average	-0.21%	-1.47%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.91% for the Institutional Class shares, 2.01% for Class P shares, 2.31% for Class D shares, 2.31% for Class A shares and 3.06% for Class C shares.

Portfolio Insights

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The PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures.

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The Fund’s exposure to the PIMCO Emerging Markets Corporate Bond Fund was the most significant detractor from relative performance, as this strategy underperformed its respective primary benchmark over the reporting period.

»	The Fund’s exposure to the PIMCO EM Local Bond Fund contributed to relative performance, as this strategy outperformed its respective primary benchmark over the reporting period.

»	The Fund’s exposure to the PIMCO EM Bond Fund contributed to relative performance, as this fund underperformed its respective primary benchmark over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	11

PIMCO Foreign Bond Fund (Unhedged)

Institutional Class - PFUIX	Class D - PFBDX
Class P - PFUPX	Class A - PFUAX
Administrative Class - PFUUX	Class C - PFRCX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

United States	19.0%
Japan	14.2%
Italy	12.9%
Short-Term Instruments‡	11.1%
Spain	7.4%
United Kingdom	6.9%
Other	28.5%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO Foreign Bond Fund (Unhedged) Institutional Class	-4.92%	3.80%	4.54%	5.17%
PIMCO Foreign Bond Fund (Unhedged) Class P	-5.02%	3.70%	4.44%	5.07%
PIMCO Foreign Bond Fund (Unhedged) Administrative Class	-5.16%	3.55%	4.28%	4.91%
PIMCO Foreign Bond Fund (Unhedged) Class D	-5.30%	3.39%	4.11%	4.74%
PIMCO Foreign Bond Fund (Unhedged) Class A	-5.30%	3.38%	4.09%	4.73%
PIMCO Foreign Bond Fund (Unhedged) Class A (adjusted)	-8.85%	2.59%	3.70%	4.36%
PIMCO Foreign Bond Fund (Unhedged) Class C	-6.00%	2.61%	3.32%	3.95%
PIMCO Foreign Bond Fund (Unhedged) Class C (adjusted)	-6.93%	2.61%	3.32%	3.95%
JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	-9.37%	0.66%	2.72%	3.53%
Lipper International Income Funds Average	-3.03%	2.33%	4.07%	4.66%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.52% for the Institutional Class shares, 0.62% for Class P shares, 0.77% for Administrative Class shares, 0.92% for Class D shares, 0.92% for Class A shares and 1.67% for Class C shares.

Portfolio Insights

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The PIMCO Foreign Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the euro contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»	An underweight to the Japanese yen contributed to relative performance as the currency depreciated versus the U.S. dollar over the reporting period.

»	An overweight to sovereign debt in Spain and Italy contributed to relative performance as their sovereign spreads over German Bund yields tightened over the reporting period.

»	An overweight to the long-end of the yield curve in Japan contributed to relative performance as the Japanese yield curve flattened with longer-term yields falling over the reporting period.

»	An overweight to the Australian dollar, Swedish krona and Canadian dollar detracted from relative performance as these currencies depreciated versus the U.S. dollar over the reporting period.

»	Long exposure to the Norwegian krone and New Zealand dollar detracted from performance as these currencies depreciated versus to the U.S. dollar over the reporting period.

»

An underweight to duration (or sensitivity to changes in market interest rates) in the U.K. and short duration exposure in the U.S. detracted from relative performance as interest rates fell in these countries over the reporting period.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

Institutional Class - PFORX	Class A - PFOAX
Class P - PFBPX	Class C - PFOCX
Administrative Class - PFRAX	Class R - PFRRX
Class D - PFODX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

Japan	15.3%
Italy	15.2%
United States	14.2%
Short-Term Instruments‡	14.2%
France	8.4%
United Kingdom	8.2%
Spain	7.1%
Other	17.4%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (12/02/92)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Institutional Class	11.19%	7.51%	6.80%	7.84%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class P	11.08%	7.40%	6.70%	7.74%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Administrative Class	10.92%	7.24%	6.54%	7.58%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class D	10.75%	7.08%	6.36%	7.38%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A	10.75%	7.07%	6.35%	7.37%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	6.60%	6.25%	5.94%	7.19%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C	9.94%	6.27%	5.56%	6.58%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	8.94%	6.27%	5.56%	6.58%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) Class R	10.48%	6.80%	6.08%	7.10%
JPMorgan GBI Global ex-US Index Hedged in USD	9.77%	5.08%	4.92%	6.47%	*
Lipper International Income Funds Average	-3.03%	2.33%	4.07%	5.60%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.52% for the Institutional Class shares, 0.62% for Class P shares, 0.77% for Administrative Class shares, 0.92% for Class D shares, 0.92% for Class A shares, 1.67% for Class C shares and 1.17% for Class R shares.

Portfolio Insights

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The PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

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Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed against the basket of foreign currencies in the portfolios.

»	Short exposure to the euro contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	Short exposure to the Japanese yen contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	An overweight to sovereign debt in Spain and Italy contributed to relative performance as their sovereign spreads over German Bund yields tightened over the reporting period.

»	An overweight to the long-end of the yield curve in Japan contributed to relative performance as the Japanese yield curve flattened with longer-term yields falling over the reporting period.

»	An underweight to duration (or sensitivity to changes in market interest rates) in the Eurozone (core countries) detracted from relative performance as interest rates fell over the reporting period.

»	An underweight to duration in the U.K. detracted from relative performance as interest rates fell in the U.K. over the reporting period.

»	Short duration exposure in the U.S. detracted from performance as interest rates fell in the U.S. over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	13

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX
Class P - PGBPX	Class C - PAFCX
Class D - PGSDX	Class R - PSBRX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

United States	23.0%
United Kingdom	14.5%
Short-Term Instruments‡	11.5%
Italy	7.5%
Spain	5.8%
Other	37.7%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	-5.34%	2.64%	4.68%
PIMCO Global Advantage® Strategy Bond Fund Class P	-5.43%	2.54%	4.58%
PIMCO Global Advantage® Strategy Bond Fund Class D	-5.72%	2.23%	4.28%
PIMCO Global Advantage® Strategy Bond Fund Class A	-5.72%	2.23%	4.27%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	-9.27%	1.46%	3.62%
PIMCO Global Advantage® Strategy Bond Fund Class C	-6.42%	1.47%	3.49%
PIMCO Global Advantage® Strategy Bond Fund Class C (adjusted)	-7.34%	1.47%	3.49%
PIMCO Global Advantage® Strategy Bond Fund Class R	-5.95%	1.98%	4.01%
Barclays U.S. Aggregate Index	5.72%	4.41%	5.02%
PIMCO Global Advantage Bond Index® (GLADI) (NY Close)	-6.29%	2.06%	4.40%
Lipper Global Income Funds Average	-0.04%	3.50%	5.83%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.70% for the Institutional Class shares, 0.80% for Class P shares, 1.10% for Class D shares, 1.10% for Class A shares, 1.85% for Class C shares and 1.35% for Class R shares.

Portfolio Insights

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The PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	An underweight to the euro and Japanese yen contributed to relative performance as these currencies depreciated relative to the U.S. dollar over the reporting period.

»	An overweight to sovereign debt in Spain and Italy contributed to relative performance as their sovereign spreads over German Bund yields tightened over the reporting period.

»	An overweight to local bonds in Poland and Mexico contributed to relative performance as their sovereign yields fell over the reporting period.

»	An overweight to U.S. Treasury Inflation-Protected Securities (“TIPS”) detracted from relative performance as breakeven inflation rates fell over the reporting period.

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An underweight to duration (or sensitivity to changes in market interest rates) in the U.S. and the U.K. detracted from relative performance as interest rates fell in these countries over the reporting period.

»	An overweight to emerging market external quasi-sovereign debt detracted from relative performance as spreads for the sector widened over the reporting period.

14	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Fund (Unhedged)

Institutional Class - PIGLX	Administrative Class - PADMX
Class P - PGOPX	Class D - PGBDX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

United States	29.0%
Italy	13.4%
Japan	11.9%
France	7.2%
Spain	6.7%
Short-Term Instruments‡	6.5%
United Kingdom	6.2%
Other	19.1%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Fund (Unhedged) Institutional Class	-1.82%	4.43%	4.74%	6.33%
PIMCO Global Bond Fund (Unhedged) Class P	-1.92%	4.33%	4.63%	6.23%
PIMCO Global Bond Fund (Unhedged) Administrative Class	-2.06%	4.17%	4.48%	6.08%
PIMCO Global Bond Fund (Unhedged) Class D	-2.21%	4.02%	4.33%	5.92%
JPMorgan GBI Global FX NY Index Unhedged in USD	-3.64%	2.00%	3.45%	5.20%
Lipper Global Income Funds Average	-0.04%	3.50%	4.18%	5.38%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.56% for the Institutional Class shares, 0.66% for Class P shares, 0.81% for Administrative Class shares and 0.96% for Class D shares.

Portfolio Insights

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The PIMCO Global Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Short exposure to the euro contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	Short exposure to the Japanese yen contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	An overweight to sovereign debt in Spain and Italy contributed to relative performance as their sovereign spreads over German Bund yields tightened over the reporting period.

»	An overweight to the long-end of the yield curve in Japan contributed to relative performance as the Japanese yield curve flattened with longer-term yields falling over the reporting period.

»	An underweight to duration (or sensitivity to changes in market interest rates) in the Eurozone (core countries) detracted from relative performance as interest rates fell over the reporting period.

»	An underweight to duration in the U.K. detracted from relative performance as interest rates fell in the U.K. over the reporting period.

»	An underweight to duration in Canada detracted from relative performance as interest rates fell in Canada over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	15

PIMCO Global Bond Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
Class P - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through March 31, 2015

Allocation Breakdown†

United States	20.6%
Italy	15.6%
Short-Term Instruments‡	12.5%
Japan	11.9%
United Kingdom	7.9%
France	6.8%
Spain	5.9%
Other	18.8%
†	% of Investments, at value as of 03/31/15

‡	Includes Central Funds used for Cash Management Purposes

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Institutional Class	9.68%	6.90%	6.16%	7.08%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class P	9.58%	6.79%	6.06%	6.97%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Administrative Class	9.41%	6.63%	5.91%	6.81%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A	9.30%	6.51%	5.76%	6.67%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class A (adjusted)	5.20%	5.70%	5.36%	6.46%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C	8.50%	5.72%	4.98%	5.87%
PIMCO Global Bond Fund (U.S. Dollar-Hedged) Class C (adjusted)	7.50%	5.72%	4.98%	5.87%
JPMorgan GBI Global Index Hedged in USD	8.42%	4.69%	4.78%	5.95%
Lipper Global Income Funds Average	-0.04%	3.50%	4.18%	5.40%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 09/30/1995.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares, and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.56% for the Institutional Class shares, 0.66% for Class P shares, 0.81% for Administrative Class shares, 0.91% for Class A shares and 1.66% for Class C shares.

Portfolio Insights

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The PIMCO Global Bond Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

»

Portfolios managed to U.S. dollar-hedged benchmarks are hedged to the U.S. dollar. On a total return basis, portfolios that were hedged to the U.S. dollar outperformed unhedged portfolios over the reporting period, as the U.S. dollar outperformed against the basket of foreign currencies in the portfolios.

»	Short exposure to the euro contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	Short exposure to the Japanese yen contributed to performance as the currency depreciated relative to the U.S. dollar over the reporting period.

»	An overweight to sovereign debt in Spain and Italy contributed to relative performance as their sovereign spreads over German Bund yields tightened over the reporting period.

»	An underweight to duration (or sensitivity to changes in market interest rates) in the Eurozone (core countries) detracted from relative performance as interest rates fell over the reporting period.

»	An underweight to duration in the U.K. detracted from relative performance as interest rates fell in the U.K. over the reporting period.

»	An underweight to duration in Canada detracted from relative performance as interest rates fell in Canada over the reporting period.

16	PIMCO INTERNATIONAL BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Local Bond Fund
Institutional Class	$1,000.00	$895.60	$4.25	$1,000.00	$1,020.44	$4.53	0.90%
Class P	1,000.00	895.20	4.73	1,000.00	1,019.95	5.04	1.00
Administrative Class	1,000.00	894.50	5.43	1,000.00	1,019.20	5.79	1.15
Class D	1,000.00	893.60	6.37	1,000.00	1,018.20	6.79	1.35
Class A	1,000.00	893.60	6.37	1,000.00	1,018.20	6.79	1.35
Class C	1,000.00	890.30	9.90	1,000.00	1,014.46	10.55	2.10
PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$975.20	$4.09	$1,000.00	$1,020.79	$4.18	0.83%
Class P	1,000.00	974.70	4.58	1,000.00	1,020.29	4.68	0.93
Administrative Class	1,000.00	974.00	5.32	1,000.00	1,019.55	5.44	1.08
Class D	1,000.00	973.40	6.15	1,000.00	1,018.70	6.29	1.25
Class A	1,000.00	973.40	6.15	1,000.00	1,018.70	6.29	1.25
Class C	1,000.00	969.80	9.82	1,000.00	1,014.96	10.05	2.00
PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$939.50	$5.66	$1,000.00	$1,019.10	$5.89	1.17%
Class P	1,000.00	939.00	6.14	1,000.00	1,018.60	6.39	1.27
Class D	1,000.00	937.60	7.58	1,000.00	1,017.10	7.90	1.57
Class A	1,000.00	937.60	7.58	1,000.00	1,017.10	7.90	1.57
Class C	1,000.00	934.10	11.19	1,000.00	1,013.36	11.65	2.32

ANNUAL REPORT	MARCH 31, 2015	17

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Emerging Markets Currency Fund
Institutional Class	$1,000.00	$927.30	$4.08	$1,000.00	$1,020.69	$4.28	0.85%
Class P	1,000.00	926.80	4.56	1,000.00	1,020.19	4.78	0.95
Administrative Class	1,000.00	926.10	5.28	1,000.00	1,019.45	5.54	1.10
Class D	1,000.00	925.40	6.00	1,000.00	1,018.70	6.29	1.25
Class A	1,000.00	925.40	6.00	1,000.00	1,018.70	6.29	1.25
Class C	1,000.00	922.00	9.58	1,000.00	1,014.96	10.05	2.00
PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$923.90	$0.19	$1,000.00	$1,024.73	$0.20	0.04%
Class P	1,000.00	923.40	0.67	1,000.00	1,024.23	0.71	0.14
Class D	1,000.00	922.00	2.11	1,000.00	1,022.74	2.22	0.44
Class A	1,000.00	922.00	2.11	1,000.00	1,022.74	2.22	0.44
Class C	1,000.00	918.60	5.69	1,000.00	1,019.00	5.99	1.19
PIMCO Foreign Bond Fund (Unhedged)
Institutional Class	$1,000.00	$952.90	$2.73	$1,000.00	$1,022.14	$2.82	0.56%
Class P	1,000.00	952.50	3.21	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	951.70	3.94	1,000.00	1,020.89	4.08	0.81
Class D	1,000.00	951.00	4.67	1,000.00	1,020.14	4.84	0.96
Class A	1,000.00	951.00	4.67	1,000.00	1,020.14	4.84	0.96
Class C	1,000.00	947.50	8.30	1,000.00	1,016.40	8.60	1.71
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,059.70	$2.72	$1,000.00	$1,022.29	$2.67	0.53%
Class P	1,000.00	1,059.10	3.23	1,000.00	1,021.79	3.18	0.63
Administrative Class	1,000.00	1,058.40	4.00	1,000.00	1,021.04	3.93	0.78
Class D	1,000.00	1,057.60	4.77	1,000.00	1,020.29	4.68	0.93
Class A	1,000.00	1,057.60	4.77	1,000.00	1,020.29	4.68	0.93
Class C	1,000.00	1,053.80	8.60	1,000.00	1,016.55	8.45	1.68
Class R	1,000.00	1,056.30	6.05	1,000.00	1,019.05	5.94	1.18
PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$952.80	$3.46	$1,000.00	$1,021.39	$3.58	0.71%
Class P	1,000.00	952.30	3.94	1,000.00	1,020.89	4.08	0.81
Class D	1,000.00	950.90	5.40	1,000.00	1,019.40	5.59	1.11
Class A	1,000.00	950.90	5.40	1,000.00	1,019.40	5.59	1.11
Class C	1,000.00	947.30	9.03	1,000.00	1,015.66	9.35	1.86
Class R	1,000.00	949.70	6.61	1,000.00	1,018.15	6.84	1.36
PIMCO Global Bond Fund (Unhedged)
Institutional Class	$1,000.00	$981.20	$2.86	$1,000.00	$1,022.04	$2.92	0.58%
Class P	1,000.00	980.80	3.36	1,000.00	1,021.54	3.43	0.68
Administrative Class	1,000.00	980.00	4.10	1,000.00	1,020.79	4.18	0.83
Class D	1,000.00	979.30	4.84	1,000.00	1,020.04	4.94	0.98
PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,054.30	$2.87	$1,000.00	$1,022.14	$2.82	0.56%
Class P	1,000.00	1,053.80	3.38	1,000.00	1,021.64	3.33	0.66
Administrative Class	1,000.00	1,053.00	4.15	1,000.00	1,020.89	4.08	0.81
Class A	1,000.00	1,052.50	4.66	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,048.70	8.48	1,000.00	1,016.65	8.35	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

18	PIMCO INTERNATIONAL BOND FUNDS

Benchmark Descriptions

Index	Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The Fund’s benchmark index is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets—Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The JPMorgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Local Markets Index Plus (Unhedged)	JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	19

Benchmark Descriptions (Cont.)

Index	Description

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. It is not possible to invest directly in an unmanaged index. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US FX NY Index Unhedged in USD	JPMorgan GBI Global ex-US FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global ex-US Index Hedged in USD	JPMorgan GBI Global ex-US Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars of major non-U.S. bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global FX NY Index Unhedged in USD	JPMorgan GBI Global FX NY Index Unhedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on an unhedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan GBI Global Index Hedged in USD	JPMorgan GBI Global Index Hedged in USD is an unmanaged market index representative of the total return performance in U.S. dollars on a hedged basis of major world bond markets. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

PIMCO Global Advantage Bond Index® (GLADI) (NY Close)	PIMCO Global Advantage Bond Index® (GLADI) (NY Close) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

20	PIMCO INTERNATIONAL BOND FUNDS

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ANNUAL REPORT	MARCH 31, 2015	21

Financial Highlights

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Local Bond Fund
Institutional Class
03/31/2015	$9.39	$0.42	$(1.44)	$(1.02)	$0.00	$0.00	$(0.45)	$(0.45)
03/31/2014	10.84	0.42	(1.41)	(0.99)	(0.27)	0.00	(0.19)	(0.46)
03/31/2013	10.75	0.46	0.26	0.72	(0.63)	0.00	0.00	(0.63)
03/31/2012	10.72	0.49	0.06	0.55	(0.52)	0.00	0.00	(0.52)
03/31/2011	10.38	0.52	0.61	1.13	(0.79)	0.00	0.00	(0.79)
Class P
03/31/2015	9.39	0.41	(1.44)	(1.03)	0.00	0.00	(0.44)	(0.44)
03/31/2014	10.84	0.42	(1.42)	(1.00)	(0.26)	0.00	(0.19)	(0.45)
03/31/2013	10.75	0.45	0.26	0.71	(0.62)	0.00	0.00	(0.62)
03/31/2012	10.72	0.48	0.06	0.54	(0.51)	0.00	0.00	(0.51)
03/31/2011	10.38	0.51	0.61	1.12	(0.78)	0.00	0.00	(0.78)
Administrative Class
03/31/2015	9.39	0.40	(1.45)	(1.05)	0.00	0.00	(0.42)	(0.42)
03/31/2014	10.84	0.40	(1.42)	(1.02)	(0.24)	0.00	(0.19)	(0.43)
03/31/2013	10.75	0.43	0.27	0.70	(0.61)	0.00	0.00	(0.61)
03/31/2012	10.72	0.50	0.02	0.52	(0.49)	0.00	0.00	(0.49)
03/31/2011	10.38	0.50	0.61	1.11	(0.77)	0.00	0.00	(0.77)
Class D
03/31/2015	9.39	0.39	(1.46)	(1.07)	0.00	0.00	(0.40)	(0.40)
03/31/2014	10.84	0.38	(1.42)	(1.04)	(0.22)	0.00	(0.19)	(0.41)
03/31/2013	10.75	0.41	0.27	0.68	(0.59)	0.00	0.00	(0.59)
03/31/2012	10.72	0.45	0.05	0.50	(0.47)	0.00	0.00	(0.47)
03/31/2011	10.38	0.48	0.60	1.08	(0.74)	0.00	0.00	(0.74)
Class A
03/31/2015	9.39	0.39	(1.45)	(1.06)	0.00	0.00	(0.41)	(0.41)
03/31/2014	10.84	0.38	(1.42)	(1.04)	(0.22)	0.00	(0.19)	(0.41)
03/31/2013	10.75	0.41	0.27	0.68	(0.59)	0.00	0.00	(0.59)
03/31/2012	10.72	0.45	0.05	0.50	(0.47)	0.00	0.00	(0.47)
03/31/2011	10.38	0.47	0.61	1.08	(0.74)	0.00	0.00	(0.74)
Class C
03/31/2015	9.39	0.32	(1.45)	(1.13)	0.00	0.00	(0.34)	(0.34)
03/31/2014	10.84	0.31	(1.42)	(1.11)	(0.15)	0.00	(0.19)	(0.34)
03/31/2013	10.75	0.33	0.26	0.59	(0.50)	0.00	0.00	(0.50)
03/31/2012	10.72	0.36	0.06	0.42	(0.39)	0.00	0.00	(0.39)
03/31/2011	10.38	0.39	0.62	1.01	(0.67)	0.00	0.00	(0.67)

PIMCO Emerging Markets Bond Fund
Institutional Class
03/31/2015	$10.83	$0.51	$(0.42)	$0.09	$(0.56)	$(0.13)	$0.00	$(0.69)
03/31/2014	12.20	0.52	(0.91)	(0.39)	(0.57)	(0.41)	0.00	(0.98)
03/31/2013	11.67	0.52	0.64	1.16	(0.62)	(0.01)	0.00	(0.63)
03/31/2012	11.09	0.49	0.64	1.13	(0.55)	0.00	0.00	(0.55)
03/31/2011	10.64	0.52	0.49	1.01	(0.56)	0.00	0.00	(0.56)
Class P
03/31/2015	10.83	0.50	(0.43)	0.07	(0.54)	(0.13)	0.00	(0.67)
03/31/2014	12.20	0.52	(0.92)	(0.40)	(0.56)	(0.41)	0.00	(0.97)
03/31/2013	11.67	0.51	0.64	1.15	(0.61)	(0.01)	0.00	(0.62)
03/31/2012	11.09	0.48	0.64	1.12	(0.54)	0.00	0.00	(0.54)
03/31/2011	10.64	0.51	0.49	1.00	(0.55)	0.00	0.00	(0.55)
Administrative Class
03/31/2015	10.83	0.48	(0.42)	0.06	(0.53)	(0.13)	0.00	(0.66)
03/31/2014	12.20	0.50	(0.92)	(0.42)	(0.54)	(0.41)	0.00	(0.95)
03/31/2013	11.67	0.50	0.63	1.13	(0.59)	(0.01)	0.00	(0.60)
03/31/2012	11.09	0.46	0.64	1.10	(0.52)	0.00	0.00	(0.52)
03/31/2011	10.64	0.49	0.50	0.99	(0.54)	0.00	0.00	(0.54)

Please see footnotes on page 34.

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$7.92	(11.37)%	$7,582,732	0.90%	0.90%	0.90%	0.90%	4.62%	60%
9.39	(9.20)	9,438,546	0.90	0.90	0.90	0.90	4.32	37
10.84	6.91	12,155,271	0.90	0.90	0.90	0.90	4.29	47
10.75	5.27	9,439,420	0.90	0.90	0.90	0.90	4.56	22
10.72	11.26	4,184,389	0.90	0.90	0.90	0.90	4.95	24

7.92	(11.46)	206,380	1.00	1.00	1.00	1.00	4.54	60
9.39	(9.29)	404,390	1.00	1.00	1.00	1.00	4.20	37
10.84	6.81	1,171,328	1.00	1.00	1.00	1.00	4.19	47
10.75	5.16	1,301,738	1.00	1.00	1.00	1.00	4.52	22
10.72	11.14	983,357	1.00	1.00	1.00	1.00	4.78	24

7.92	(11.59)	32,912	1.15	1.15	1.15	1.15	4.38	60
9.39	(9.42)	39,997	1.15	1.15	1.15	1.15	4.07	37
10.84	6.64	46,695	1.15	1.15	1.15	1.15	4.03	47
10.75	5.00	41,861	1.15	1.15	1.15	1.15	4.58	22
10.72	10.97	196,741	1.15	1.15	1.15	1.15	4.73	24

7.92	(11.79)	52,149	1.35	1.35	1.35	1.35	4.21	60
9.39	(9.61)	717,346	1.35	1.35	1.35	1.35	3.87	37
10.84	6.43	874,837	1.35	1.35	1.35	1.35	3.84	47
10.75	4.80	825,865	1.35	1.35	1.35	1.35	4.20	22
10.72	10.75	875,805	1.35	1.35	1.35	1.35	4.50	24

7.92	(11.77)	82,985	1.35	1.35	1.35	1.35	4.20	60
9.39	(9.61)	208,199	1.35	1.35	1.35	1.35	3.86	37
10.84	6.43	545,392	1.35	1.35	1.35	1.35	3.83	47
10.75	4.80	479,684	1.35	1.35	1.35	1.35	4.18	22
10.72	10.75	499,070	1.35	1.35	1.35	1.35	4.44	24

7.92	(12.43)	41,587	2.10	2.10	2.10	2.10	3.45	60
9.39	(10.29)	84,128	2.10	2.10	2.10	2.10	3.11	37
10.84	5.64	188,875	2.10	2.10	2.10	2.10	3.09	47
10.75	4.02	194,451	2.10	2.10	2.10	2.10	3.38	22
10.72	9.93	125,891	2.10	2.10	2.10	2.10	3.68	24

$10.23	0.69%	$1,635,008	0.83%	0.83%	0.83%	0.83%	4.67%	22%
10.83	(3.04)	4,903,275	0.83	0.83	0.83	0.83	4.65	28
12.20	10.10	5,678,069	0.83	0.83	0.83	0.83	4.32	38
11.67	10.47	4,848,393	0.83	0.83	0.83	0.83	4.34	12
11.09	9.68	2,328,606	0.83	0.83	0.83	0.83	4.75	100

10.23	0.59	199,908	0.93	0.93	0.93	0.93	4.64	22
10.83	(3.14)	208,435	0.93	0.93	0.93	0.93	4.55	28
12.20	9.99	419,405	0.93	0.93	0.93	0.93	4.23	38
11.67	10.36	314,689	0.93	0.93	0.93	0.93	4.29	12
11.09	9.57	219,160	0.93	0.93	0.93	0.93	4.63	100

10.23	0.44	6,969	1.08	1.08	1.08	1.08	4.43	22
10.83	(3.29)	12,079	1.08	1.08	1.08	1.08	4.38	28
12.20	9.83	31,702	1.08	1.08	1.08	1.08	4.09	38
11.67	10.19	21,939	1.08	1.08	1.08	1.08	4.11	12
11.09	9.41	22,944	1.08	1.08	1.08	1.08	4.44	100

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2015	23

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Markets Bond Fund (Cont.)
Class D
03/31/2015	$10.83	$0.47	$(0.43)	$0.04	$(0.51)	$(0.13)	$0.00	$(0.64)
03/31/2014	12.20	0.48	(0.92)	(0.44)	(0.52)	(0.41)	0.00	(0.93)
03/31/2013	11.67	0.47	0.64	1.11	(0.57)	(0.01)	0.00	(0.58)
03/31/2012	11.09	0.45	0.63	1.08	(0.50)	0.00	0.00	(0.50)
03/31/2011	10.64	0.48	0.49	0.97	(0.52)	0.00	0.00	(0.52)
Class A
03/31/2015	10.83	0.47	(0.43)	0.04	(0.51)	(0.13)	0.00	(0.64)
03/31/2014	12.20	0.48	(0.92)	(0.44)	(0.52)	(0.41)	0.00	(0.93)
03/31/2013	11.67	0.48	0.63	1.11	(0.57)	(0.01)	0.00	(0.58)
03/31/2012	11.09	0.45	0.63	1.08	(0.50)	0.00	0.00	(0.50)
03/31/2011	10.64	0.48	0.49	0.97	(0.52)	0.00	0.00	(0.52)
Class C
03/31/2015	10.83	0.39	(0.43)	(0.04)	(0.43)	(0.13)	0.00	(0.56)
03/31/2014	12.20	0.39	(0.91)	(0.52)	(0.44)	(0.41)	0.00	(0.85)
03/31/2013	11.67	0.38	0.64	1.02	(0.48)	(0.01)	0.00	(0.49)
03/31/2012	11.09	0.37	0.63	1.00	(0.42)	0.00	0.00	(0.42)
03/31/2011	10.64	0.40	0.48	0.88	(0.43)	0.00	0.00	(0.43)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class
03/31/2015	$11.35	$0.48	$(0.78)	$(0.30)	$(0.53)	$0.00	$0.00	$(0.53)
03/31/2014	12.14	0.42	(0.58)	(0.16)	(0.40)	(0.20)	(0.03)	(0.63)
03/31/2013	11.36	0.45	0.86	1.31	(0.46)	(0.07)	0.00	(0.53)
03/31/2012	11.40	0.50	(0.01)	0.49	(0.50)	(0.03)	0.00	(0.53)
03/31/2011	11.29	0.53	0.38	0.91	(0.55)	(0.25)	0.00	(0.80)
Class P
03/31/2015	11.35	0.48	(0.79)	(0.31)	(0.52)	0.00	0.00	(0.52)
03/31/2014	12.14	0.40	(0.58)	(0.18)	(0.38)	(0.20)	(0.03)	(0.61)
03/31/2013	11.36	0.43	0.87	1.30	(0.45)	(0.07)	0.00	(0.52)
03/31/2012	11.40	0.50	(0.02)	0.48	(0.49)	(0.03)	0.00	(0.52)
10/15/2010 - 03/31/2011	11.85	0.24	(0.19)	0.05	(0.25)	(0.25)	0.00	(0.50)
Class D
03/31/2015	11.35	0.44	(0.79)	(0.35)	(0.48)	0.00	0.00	(0.48)
03/31/2014	12.14	0.37	(0.58)	(0.21)	(0.35)	(0.20)	(0.03)	(0.58)
03/31/2013	11.36	0.40	0.87	1.27	(0.42)	(0.07)	0.00	(0.49)
11/18/2011 - 03/31/2012	10.97	0.16	0.41	0.57	(0.15)	(0.03)	0.00	(0.18)
Class A
03/31/2015	11.35	0.44	(0.79)	(0.35)	(0.48)	0.00	0.00	(0.48)
03/31/2014	12.14	0.37	(0.58)	(0.21)	(0.35)	(0.20)	(0.03)	(0.58)
03/31/2013	11.36	0.40	0.87	1.27	(0.42)	(0.07)	0.00	(0.49)
11/18/2011 - 03/31/2012	10.97	0.17	0.40	0.57	(0.15)	(0.03)	0.00	(0.18)
Class C
03/31/2015	11.35	0.36	(0.79)	(0.43)	(0.40)	0.00	0.00	(0.40)
03/31/2014	12.14	0.28	(0.58)	(0.30)	(0.26)	(0.20)	(0.03)	(0.49)
03/31/2013	11.36	0.31	0.87	1.18	(0.33)	(0.07)	0.00	(0.40)
11/18/2011 - 03/31/2012	10.97	0.14	0.40	0.54	(0.12)	(0.03)	0.00	(0.15)

PIMCO Emerging Markets Currency Fund
Institutional Class
03/31/2015	$10.18	$0.21	$(1.08)	$(0.87)	$(0.22)	$0.00	$0.00	$(0.22)
03/31/2014	10.55	0.14	(0.36)	(0.22)	(0.06)	0.00	(0.09)	(0.15)
03/31/2013	10.53	0.16	0.09	0.25	(0.23)	0.00	0.00	(0.23)
03/31/2012	10.88	0.16	(0.35)	(0.19)	(0.16)	0.00	0.00	(0.16)
03/31/2011	10.24	0.20	0.64	0.84	(0.20)	0.00	0.00	(0.20)

Please see footnotes on page 34.

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$10.23	0.30%	$190,697	1.25%		1.25%		1.25%		1.25%		4.30%		22%
10.83	(3.45)	285,514	1.25		1.25		1.25		1.25		4.22		28
12.20	9.64	495,087	1.25		1.25		1.25		1.25		3.91		38
11.67	10.01	409,412	1.25		1.25		1.25		1.25		3.99		12
11.09	9.22	354,029	1.25		1.25		1.25		1.25		4.31		100

10.23	0.30	211,391	1.25		1.25		1.25		1.25		4.30		22
10.83	(3.45)	375,097	1.25		1.25		1.25		1.25		4.23		28
12.20	9.64	701,218	1.25		1.25		1.25		1.25		3.91		38
11.67	10.01	560,949	1.25		1.25		1.25		1.25		3.98		12
11.09	9.22	478,131	1.25		1.25		1.25		1.25		4.33		100

10.23	(0.45)	97,383	2.00		2.00		2.00		2.00		3.57		22
10.83	(4.17)	136,114	2.00		2.00		2.00		2.00		3.48		28
12.20	8.83	235,760	2.00		2.00		2.00		2.00		3.15		38
11.67	9.19	202,486	2.00		2.00		2.00		2.00		3.24		12
11.09	8.41	178,383	2.00		2.00		2.00		2.00		3.58		100

$10.52	(2.84)%	$296,880	1.15%		1.15%		1.15%		1.15%		4.23%		98%
11.35	(1.30)	1,373,245	1.15		1.15		1.15		1.15		3.66		126
12.14	11.73	989,144	1.17	(b)	1.17	(b)	1.17	(b)	1.17	(b)	3.72		105
11.36	4.48	368,331	1.25		1.25		1.25		1.25		4.45		85
11.40	8.29	338,331	1.25		1.25		1.25		1.25		4.65		135

10.52	(2.93)	1,519	1.25		1.25		1.25		1.25		4.26		98
11.35	(1.40)	626	1.25		1.25		1.25		1.25		3.41		126
12.14	11.62	222,082	1.27	(b)	1.27	(b)	1.27	(b)	1.27	(b)	3.61		105
11.36	4.38	10,570	1.35		1.35		1.35		1.35		4.41		85
11.40	0.50	13,611	1.35	*	1.35	*	1.35	*	1.35	*	4.71	*	135

10.52	(3.23)	242	1.55		1.55		1.55		1.55		3.93		98
11.35	(1.69)	781	1.55		1.55		1.55		1.55		3.21		126
12.14	11.28	1,223	1.57	(b)	1.57	(b)	1.57	(b)	1.57	(b)	3.28		105
11.36	5.19	16	1.65	*	1.65	*	1.65	*	1.65	*	4.05	*	85

10.52	(3.22)	1,891	1.55		1.55		1.55		1.55		3.88		98
11.35	(1.69)	3,837	1.55		1.55		1.55		1.55		3.23		126
12.14	11.32	13,739	1.57	(b)	1.57	(b)	1.57	(b)	1.57	(b)	3.32		105
11.36	5.19	113	1.65	*	1.65	*	1.65	*	1.65	*	4.06	*	85

10.52	(3.94)	715	2.30		2.30		2.30		2.30		3.20		98
11.35	(2.42)	854	2.30		2.30		2.30		2.30		2.45		126
12.14	10.44	1,698	2.32	(b)	2.32	(b)	2.32	(b)	2.32	(b)	2.53		105
11.36	4.90	31	2.40	*	2.40	*	2.40	*	2.40	*	3.35	*	85

$9.09	(8.70)%	$6,012,591	0.85%		0.85%		0.85%		0.85%		2.14%		76%
10.18	(2.12)	5,652,597	0.85		0.85		0.85		0.85		1.39		53
10.55	2.40	6,403,792	0.85		0.85		0.85		0.85		1.57		58
10.53	(1.73)	5,954,755	0.85		0.85		0.85		0.85		1.52		49
10.88	8.36	3,745,530	0.86		0.86		0.85		0.85		1.96		31

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2015	25

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains		Tax Basis Return of Capital	Total Distributions

PIMCO Emerging Markets Currency Fund (Cont.)
Class P
03/31/2015	$10.18	$0.19	$(1.07)	$(0.88)	$(0.21)	$0.00		$0.00	$(0.21)
03/31/2014	10.55	0.13	(0.37)	(0.24)	(0.05)	0.00		(0.08)	(0.13)
03/31/2013	10.53	0.15	0.09	0.24	(0.22)	0.00		0.00	(0.22)
03/31/2012	10.88	0.15	(0.35)	(0.20)	(0.15)	0.00		0.00	(0.15)
03/31/2011	10.24	0.19	0.64	0.83	(0.19)	0.00		0.00	(0.19)
Administrative Class
03/31/2015	10.18	0.19	(1.09)	(0.90)	(0.19)	0.00		0.00	(0.19)
03/31/2014	10.55	0.12	(0.37)	(0.25)	(0.05)	0.00		(0.07)	(0.12)
03/31/2013	10.53	0.12	0.10	0.22	(0.20)	0.00		0.00	(0.20)
03/31/2012	10.88	0.14	(0.35)	(0.21)	(0.14)	0.00		0.00	(0.14)
03/31/2011	10.24	0.18	0.64	0.82	(0.18)	0.00		0.00	(0.18)
Class D
03/31/2015	10.18	0.17	(1.08)	(0.91)	(0.18)	0.00		0.00	(0.18)
03/31/2014	10.55	0.10	(0.37)	(0.27)	(0.04)	0.00		(0.06)	(0.10)
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00		0.00	(0.19)
03/31/2012	10.88	0.12	(0.35)	(0.23)	(0.12)	0.00		0.00	(0.12)
03/31/2011	10.24	0.16	0.64	0.80	(0.16)	0.00		0.00	(0.16)
Class A
03/31/2015	10.18	0.16	(1.07)	(0.91)	(0.18)	0.00		0.00	(0.18)
03/31/2014	10.55	0.10	(0.37)	(0.27)	(0.04)	0.00		(0.06)	(0.10)
03/31/2013	10.53	0.12	0.09	0.21	(0.19)	0.00		0.00	(0.19)
03/31/2012	10.88	0.12	(0.35)	(0.23)	(0.12)	0.00		0.00	(0.12)
03/31/2011	10.24	0.16	0.64	0.80	(0.16)	0.00		0.00	(0.16)
Class C
03/31/2015	10.18	0.09	(1.08)	(0.99)	(0.10)	0.00		0.00	(0.10)
03/31/2014	10.55	0.03	(0.37)	(0.34)	(0.01)	0.00		(0.02)	(0.03)
03/31/2013	10.53	0.04	0.09	0.13	(0.11)	0.00		0.00	(0.11)
03/31/2012	10.88	0.04	(0.35)	(0.31)	(0.04)	0.00		0.00	(0.04)
03/31/2011	10.24	0.08	0.65	0.73	(0.09)	0.00		0.00	(0.09)

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class
03/31/2015	$8.96	$0.43	$(1.00)	$(0.57)	$(0.43)	$(0.02)		$0.00	$(0.45)
03/31/2014	9.94	0.35	(0.91)	(0.56)	(0.42)	0.00	^	0.00	(0.42)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00		0.00	(0.04)
Class P
03/31/2015	8.96	0.42	(1.00)	(0.58)	(0.42)	(0.02)		0.00	(0.44)
03/31/2014	9.94	0.37	(0.94)	(0.57)	(0.41)	0.00	^	0.00	(0.41)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00		0.00	(0.04)
Class D
03/31/2015	8.96	0.39	(1.00)	(0.61)	(0.39)	(0.02)		0.00	(0.41)
03/31/2014	9.94	0.31	(0.91)	(0.60)	(0.38)	0.00	^	0.00	(0.38)
02/25/2013 - 03/31/2013	10.00	0.03	(0.06)	(0.03)	(0.03)	0.00		0.00	(0.03)
Class A
03/31/2015	8.96	0.39	(1.00)	(0.61)	(0.39)	(0.02)		0.00	(0.41)
03/31/2014	9.94	0.32	(0.92)	(0.60)	(0.38)	0.00	^	0.00	(0.38)
02/25/2013 - 03/31/2013	10.00	0.04	(0.06)	(0.02)	(0.04)	0.00		0.00	(0.04)
Class C
03/31/2015	8.96	0.33	(1.00)	(0.67)	(0.33)	(0.02)		0.00	(0.35)
03/31/2014	9.94	0.22	(0.88)	(0.66)	(0.32)	0.00	^	0.00	(0.32)
02/25/2013 - 03/31/2013	10.00	0.03	(0.06)	(0.03)	(0.03)	0.00		0.00	(0.03)

Please see footnotes on page 34.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$9.09	(8.79)%	$20,371	0.95%		0.95%		0.95%		0.95%		1.94%		76%
10.18	(2.22)	45,109	0.95		0.95		0.95		0.95		1.32		53
10.55	2.30	94,860	0.95		0.95		0.95		0.95		1.46		58
10.53	(1.83)	103,632	0.95		0.95		0.95		0.95		1.43		49
10.88	8.25	107,051	0.96		0.96		0.95		0.95		1.87		31

9.09	(8.93)	9,764	1.10		1.10		1.10		1.10		1.92		76
10.18	(2.37)	6,876	1.10		1.10		1.10		1.10		1.15		53
10.55	2.14	9,082	1.10		1.10		1.10		1.10		1.18		58
10.53	(1.98)	35,703	1.10		1.10		1.10		1.10		1.28		49
10.88	8.09	35,051	1.11		1.11		1.10		1.10		1.68		31

9.09	(9.07)	31,509	1.25		1.25		1.25		1.25		1.67		76
10.18	(2.52)	66,487	1.25		1.25		1.25		1.25		1.02		53
10.55	2.00	138,932	1.25		1.25		1.25		1.25		1.16		58
10.53	(2.13)	171,250	1.25		1.25		1.25		1.25		1.14		49
10.88	7.93	378,604	1.26		1.26		1.25		1.25		1.57		31

9.09	(9.07)	25,822	1.25		1.25		1.25		1.25		1.64		76
10.18	(2.51)	64,820	1.25		1.25		1.25		1.25		1.01		53
10.55	2.00	113,719	1.25		1.25		1.25		1.25		1.15		58
10.53	(2.12)	167,465	1.25		1.25		1.25		1.25		1.14		49
10.88	7.93	238,451	1.26		1.26		1.25		1.25		1.55		31

9.09	(9.75)	13,839	2.00		2.00		2.00		2.00		0.91		76
10.18	(3.24)	29,694	2.00		2.00		2.00		2.00		0.26		53
10.55	1.24	49,064	2.00		2.00		2.00		2.00		0.41		58
10.53	(2.86)	64,148	2.00		2.00		2.00		2.00		0.38		49
10.88	7.12	78,694	2.01		2.01		2.00		2.00		0.81		31

$7.94	(6.67)%	$403,846	0.04%		0.99%		0.04%		0.99%		4.91%		28%
8.96	(5.59)	315,036	0.07		0.99		0.07		0.99		3.86		29
9.94	(0.21)	3,907	0.05	*	12.24	*	0.05	*	12.24	*	4.20	*	16

7.94	(6.77)	8,669	0.14		1.09		0.14		1.09		4.79		28
8.96	(5.69)	9,878	0.17		1.09		0.17		1.09		4.15		29
9.94	(0.22)	49	0.15	*	12.34	*	0.15	*	12.34	*	4.21	*	16

7.94	(7.05)	3,319	0.44		1.39		0.44		1.39		4.45		28
8.96	(5.96)	8,994	0.47		1.39		0.47		1.39		3.41		29
9.94	(0.25)	1,099	0.45	*	12.64	*	0.45	*	12.64	*	3.63	*	16

7.94	(7.05)	2,856	0.44		1.39		0.44		1.39		4.46		28
8.96	(5.97)	4,580	0.47		1.39		0.47		1.39		3.51		29
9.94	(0.25)	220	0.45	*	12.64	*	0.45	*	12.64	*	3.92	*	16

7.94	(7.74)	378	1.19		2.14		1.19		2.14		3.77		28
8.96	(6.66)	436	1.22		2.14		1.22		2.14		2.41		29
9.94	(0.31)	47	1.20	*	13.39	*	1.20	*	13.39	*	3.51	*	16

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2015	27

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Foreign Bond Fund (Unhedged)
Institutional Class
03/31/2015	$10.34	$0.27	$(0.77)	$(0.50)	$(0.22)	$0.00	$0.00	$(0.22)
03/31/2014	10.41	0.29	(0.10)	0.19	(0.15)	0.00	(0.11)	(0.26)
03/31/2013	10.87	0.30	(0.05)	0.25	(0.37)	(0.34)	0.00	(0.71)
03/31/2012	10.66	0.29	0.46	0.75	(0.54)	0.00	0.00	(0.54)
03/31/2011	9.99	0.27	1.09	1.36	(0.69)	0.00	0.00	(0.69)
Class P
03/31/2015	10.34	0.26	(0.77)	(0.51)	(0.21)	0.00	0.00	(0.21)
03/31/2014	10.41	0.28	(0.10)	0.18	(0.14)	0.00	(0.11)	(0.25)
03/31/2013	10.87	0.28	(0.04)	0.24	(0.36)	(0.34)	0.00	(0.70)
03/31/2012	10.66	0.28	0.46	0.74	(0.53)	0.00	0.00	(0.53)
03/31/2011	9.99	0.26	1.09	1.35	(0.68)	0.00	0.00	(0.68)
Administrative Class
03/31/2015	10.34	0.24	(0.76)	(0.52)	(0.20)	0.00	0.00	(0.20)
03/31/2014	10.41	0.27	(0.11)	0.16	(0.12)	0.00	(0.11)	(0.23)
03/31/2013	10.87	0.27	(0.04)	0.23	(0.35)	(0.34)	0.00	(0.69)
03/31/2012	10.66	0.26	0.46	0.72	(0.51)	0.00	0.00	(0.51)
03/31/2011	9.99	0.25	1.09	1.34	(0.67)	0.00	0.00	(0.67)
Class D
03/31/2015	10.34	0.23	(0.77)	(0.54)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.41	0.25	(0.11)	0.14	(0.10)	0.00	(0.11)	(0.21)
03/31/2013	10.87	0.25	(0.04)	0.21	(0.33)	(0.34)	0.00	(0.67)
03/31/2012	10.66	0.25	0.45	0.70	(0.49)	0.00	0.00	(0.49)
03/31/2011	9.99	0.23	1.09	1.32	(0.65)	0.00	0.00	(0.65)
Class A
03/31/2015	10.34	0.24	(0.78)	(0.54)	(0.18)	0.00	0.00	(0.18)
03/31/2014	10.41	0.25	(0.11)	0.14	(0.10)	0.00	(0.11)	(0.21)
03/31/2013	10.87	0.26	(0.05)	0.21	(0.33)	(0.34)	0.00	(0.67)
03/31/2012	10.66	0.24	0.46	0.70	(0.49)	0.00	0.00	(0.49)
03/31/2011	9.99	0.23	1.09	1.32	(0.65)	0.00	0.00	(0.65)
Class C
03/31/2015	10.34	0.16	(0.77)	(0.61)	(0.11)	0.00	0.00	(0.11)
03/31/2014	10.41	0.18	(0.11)	0.07	(0.03)	0.00	(0.11)	(0.14)
03/31/2013	10.87	0.17	(0.05)	0.12	(0.24)	(0.34)	0.00	(0.58)
03/31/2012	10.66	0.16	0.46	0.62	(0.41)	0.00	0.00	(0.41)
03/31/2011	9.99	0.15	1.09	1.24	(0.57)	0.00	0.00	(0.57)

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2015	$10.72	$0.25	$0.92	$1.17	$(0.84)	$(0.04)	$0.00	$(0.88)
03/31/2014	10.90	0.28	(0.09)	0.19	(0.25)	(0.12)	0.00	(0.37)
03/31/2013	10.75	0.31	0.78	1.09	(0.48)	(0.46)	0.00	(0.94)
03/31/2012	10.38	0.30	0.61	0.91	(0.43)	(0.11)	0.00	(0.54)
03/31/2011	10.31	0.30	0.25	0.55	(0.19)	(0.21)	(0.08)	(0.48)
Class P
03/31/2015	10.72	0.24	0.92	1.16	(0.83)	(0.04)	0.00	(0.87)
03/31/2014	10.90	0.27	(0.09)	0.18	(0.24)	(0.12)	0.00	(0.36)
03/31/2013	10.75	0.30	0.78	1.08	(0.47)	(0.46)	0.00	(0.93)
03/31/2012	10.38	0.29	0.61	0.90	(0.42)	(0.11)	0.00	(0.53)
03/31/2011	10.31	0.29	0.25	0.54	(0.18)	(0.21)	(0.08)	(0.47)
Administrative Class
03/31/2015	10.72	0.22	0.92	1.14	(0.81)	(0.04)	0.00	(0.85)
03/31/2014	10.90	0.26	(0.09)	0.17	(0.23)	(0.12)	0.00	(0.35)
03/31/2013	10.75	0.29	0.77	1.06	(0.45)	(0.46)	0.00	(0.91)
03/31/2012	10.38	0.28	0.60	0.88	(0.40)	(0.11)	0.00	(0.51)
03/31/2011	10.31	0.27	0.25	0.52	(0.16)	(0.21)	(0.08)	(0.45)

Please see footnotes on page 34.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$9.62	(4.92)%	$1,244,376	0.54%		0.54%		0.50%		0.50%		2.67%	312%
10.34	1.86	1,503,661	0.52		0.52		0.50		0.50		2.86	187
10.41	2.08	3,738,584	0.53		0.53		0.50		0.50		2.70	424
10.87	7.06	3,471,189	0.50		0.50		0.50		0.50		2.61	486
10.66	13.85	2,258,636	0.50		0.50		0.50		0.50		2.58	427

9.62	(5.02)	104,780	0.64		0.64		0.60		0.60		2.54	312
10.34	1.76	101,674	0.62		0.62		0.60		0.60		2.80	187
10.41	1.98	182,025	0.63		0.63		0.60		0.60		2.58	424
10.87	6.95	150,685	0.60		0.60		0.60		0.60		2.50	486
10.66	13.74	79,175	0.60		0.60		0.60		0.60		2.48	427

9.62	(5.16)	17,139	0.79		0.79		0.75		0.75		2.38	312
10.34	1.61	16,727	0.77		0.77		0.75		0.75		2.67	187
10.41	1.86	20,550	0.78		0.78		0.75		0.75		2.46	424
10.87	6.79	17,150	0.75		0.75		0.75		0.75		2.37	486
10.66	13.57	17,151	0.75		0.75		0.75		0.75		2.34	427

9.62	(5.30)	485,559	0.94		0.94		0.90		0.90		2.27	312
10.34	1.45	572,446	0.92		0.92		0.90		0.90		2.51	187
10.41	1.67	772,164	0.93		0.93		0.90		0.90		2.30	424
10.87	6.63	625,799	0.90		0.90		0.90		0.90		2.22	486
10.66	13.40	457,517	0.90		0.90		0.90		0.90		2.18	427

9.62	(5.30)	115,075	0.94		0.94		0.90		0.90		2.36	312
10.34	1.46	209,289	0.92		0.92		0.90		0.90		2.51	187
10.41	1.67	335,706	0.93		0.93		0.90		0.90		2.32	424
10.87	6.63	422,001	0.90	(c)	0.90	(c)	0.90	(c)	0.90	(c)	2.21	486
10.66	13.34	359,522	0.95		0.95		0.95		0.95		2.13	427

9.62	(6.00)	36,759	1.69		1.69		1.65		1.65		1.56	312
10.34	0.70	55,472	1.67		1.67		1.65		1.65		1.76	187
10.41	0.92	88,316	1.68		1.68		1.65		1.65		1.56	424
10.87	5.83	97,963	1.65	(c)	1.65	(c)	1.65	(c)	1.65	(c)	1.46	486
10.66	12.50	88,187	1.70		1.70		1.70		1.70		1.39	427

$11.01	11.19%	$6,278,009	0.52%		0.52%		0.50%		0.50%		2.30%	317%
10.72	1.89	4,911,601	0.52		0.52		0.50		0.50		2.67	175
10.90	10.39	4,294,911	0.53		0.53		0.50		0.50		2.78	383
10.75	8.97	3,424,392	0.50		0.50		0.50		0.50		2.86	355
10.38	5.37	2,381,859	0.50		0.50		0.50		0.50		2.81	236

11.01	11.08	1,029,451	0.62		0.62		0.60		0.60		2.15	317
10.72	1.79	573,320	0.62		0.62		0.60		0.60		2.57	175
10.90	10.28	521,941	0.63		0.63		0.60		0.60		2.69	383
10.75	8.86	195,394	0.60		0.60		0.60		0.60		2.75	355
10.38	5.27	127,359	0.60		0.60		0.60		0.60		2.71	236

11.01	10.92	42,514	0.77		0.77		0.75		0.75		1.99	317
10.72	1.64	17,829	0.77		0.77		0.75		0.75		2.42	175
10.90	10.12	16,999	0.78		0.78		0.75		0.75		2.61	383
10.75	8.70	25,266	0.75		0.75		0.75		0.75		2.61	355
10.38	5.11	18,024	0.75		0.75		0.75		0.75		2.55	236

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2015	29

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)
Class D
03/31/2015	$10.72	$0.20	$0.92	$1.12	$(0.79)	$(0.04)	$0.00	$(0.83)
03/31/2014	10.90	0.24	(0.09)	0.15	(0.21)	(0.12)	0.00	(0.33)
03/31/2013	10.75	0.26	0.78	1.04	(0.43)	(0.46)	0.00	(0.89)
03/31/2012	10.38	0.26	0.61	0.87	(0.39)	(0.11)	0.00	(0.50)
03/31/2011	10.31	0.25	0.26	0.51	(0.15)	(0.21)	(0.08)	(0.44)
Class A
03/31/2015	10.72	0.21	0.91	1.12	(0.79)	(0.04)	0.00	(0.83)
03/31/2014	10.90	0.24	(0.09)	0.15	(0.21)	(0.12)	0.00	(0.33)
03/31/2013	10.75	0.26	0.78	1.04	(0.43)	(0.46)	0.00	(0.89)
03/31/2012	10.38	0.26	0.61	0.87	(0.39)	(0.11)	0.00	(0.50)
03/31/2011	10.31	0.25	0.25	0.50	(0.14)	(0.21)	(0.08)	(0.43)
Class C
03/31/2015	10.72	0.12	0.92	1.04	(0.71)	(0.04)	0.00	(0.75)
03/31/2014	10.90	0.16	(0.09)	0.07	(0.13)	(0.12)	0.00	(0.25)
03/31/2013	10.75	0.18	0.78	0.96	(0.35)	(0.46)	0.00	(0.81)
03/31/2012	10.38	0.18	0.61	0.79	(0.31)	(0.11)	0.00	(0.42)
03/31/2011	10.31	0.17	0.25	0.42	(0.06)	(0.21)	(0.08)	(0.35)
Class R
03/31/2015	10.72	0.18	0.92	1.10	(0.77)	(0.04)	0.00	(0.81)
03/31/2014	10.90	0.22	(0.10)	0.12	(0.18)	(0.12)	0.00	(0.30)
03/31/2013	10.75	0.23	0.79	1.02	(0.41)	(0.46)	0.00	(0.87)
03/31/2012	10.38	0.24	0.60	0.84	(0.36)	(0.11)	0.00	(0.47)
03/31/2011	10.31	0.22	0.26	0.48	(0.12)	(0.21)	(0.08)	(0.41)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class
03/31/2015	$11.25	$0.25	$(0.84)	$(0.59)	$0.00	$(0.03)	$(0.25)	$(0.28)
03/31/2014	11.56	0.25	(0.19)	0.06	(0.22)	(0.11)	(0.04)	(0.37)
03/31/2013	11.47	0.22	0.22	0.44	(0.23)	(0.12)	0.00	(0.35)
03/31/2012	11.28	0.31	0.32	0.63	(0.43)	(0.01)	0.00	(0.44)
03/31/2011	11.08	0.29	0.68	0.97	(0.30)	(0.47)	0.00	(0.77)
Class P
03/31/2015	11.25	0.33	(0.93)	(0.60)	0.00	(0.03)	(0.24)	(0.27)
03/31/2014	11.56	0.24	(0.19)	0.05	(0.21)	(0.11)	(0.04)	(0.36)
03/31/2013	11.47	0.20	0.23	0.43	(0.22)	(0.12)	0.00	(0.34)
03/31/2012	11.28	0.29	0.33	0.62	(0.42)	(0.01)	0.00	(0.43)
03/31/2011	11.08	0.28	0.68	0.96	(0.29)	(0.47)	0.00	(0.76)
Class D
03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)
03/31/2014	11.56	0.20	(0.18)	0.02	(0.18)	(0.11)	(0.04)	(0.33)
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
03/31/2012	11.28	0.26	0.33	0.59	(0.39)	(0.01)	0.00	(0.40)
03/31/2011	11.08	0.25	0.68	0.93	(0.26)	(0.47)	0.00	(0.73)
Class A
03/31/2015	11.25	0.23	(0.86)	(0.63)	0.00	(0.03)	(0.21)	(0.24)
03/31/2014	11.56	0.20	(0.18)	0.02	(0.18)	(0.11)	(0.04)	(0.33)
03/31/2013	11.47	0.17	0.22	0.39	(0.18)	(0.12)	0.00	(0.30)
03/31/2012	11.28	0.26	0.32	0.58	(0.38)	(0.01)	0.00	(0.39)
03/31/2011	11.08	0.24	0.69	0.93	(0.26)	(0.47)	0.00	(0.73)
Class C
03/31/2015	11.25	0.14	(0.85)	(0.71)	0.00	(0.02)	(0.14)	(0.16)
03/31/2014	11.56	0.12	(0.19)	(0.07)	(0.09)	(0.11)	(0.04)	(0.24)
03/31/2013	11.47	0.08	0.23	0.31	(0.10)	(0.12)	0.00	(0.22)
03/31/2012	11.28	0.17	0.33	0.50	(0.30)	(0.01)	0.00	(0.31)
03/31/2011	11.08	0.16	0.68	0.84	(0.17)	(0.47)	0.00	(0.64)

Please see footnotes on page 34.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$11.01	10.75%	$1,065,941	0.92%		0.92%		0.90%		0.90%		1.83%	317%
10.72	1.49	507,192	0.92		0.92		0.90		0.90		2.27	175
10.90	9.96	421,030	0.93		0.93		0.90		0.90		2.37	383
10.75	8.54	313,491	0.90		0.90		0.90		0.90		2.47	355
10.38	4.96	291,887	0.90		0.90		0.90		0.90		2.40	236

11.01	10.75	444,228	0.92		0.92		0.90		0.90		1.93	317
10.72	1.49	375,436	0.92		0.92		0.90		0.90		2.27	175
10.90	9.96	395,649	0.93		0.93		0.90		0.90		2.40	383
10.75	8.53	410,473	0.90	(c)	0.90	(c)	0.90	(c)	0.90	(c)	2.46	355
10.38	4.90	325,839	0.95		0.95		0.95		0.95		2.35	236

11.01	9.94	79,910	1.67		1.67		1.65		1.65		1.13	317
10.72	0.73	52,311	1.67		1.67		1.65		1.65		1.52	175
10.90	9.14	55,877	1.68		1.68		1.65		1.65		1.64	383
10.75	7.72	48,749	1.65	(c)	1.65	(c)	1.65	(c)	1.65	(c)	1.72	355
10.38	4.12	50,739	1.70		1.70		1.70		1.70		1.60	236

11.01	10.48	37,816	1.17		1.17		1.15		1.15		1.66	317
10.72	1.23	27,215	1.17		1.17		1.15		1.15		2.03	175
10.90	9.68	23,357	1.18		1.18		1.15		1.15		2.13	383
10.75	8.26	15,970	1.15	(c)	1.15	(c)	1.15	(c)	1.15	(c)	2.23	355
10.38	4.64	16,130	1.20		1.20		1.20		1.20		2.11	236

$10.38	(5.34)%	$1,719,172	0.71%		0.71%		0.70%		0.70%		2.22%	141%
11.25	0.57	2,998,065	0.70		0.70		0.70		0.70		2.20	241
11.56	3.83	4,904,822	0.70		0.70		0.70		0.70		1.86	385
11.47	5.65	3,997,936	0.70		0.70		0.70		0.70		2.68	415
11.28	9.06	2,524,273	0.70		0.70		0.70		0.70		2.59	218

10.38	(5.43)	15,463	0.81		0.81		0.80		0.80		2.94	141
11.25	0.47	27,308	0.80		0.80		0.80		0.80		2.11	241
11.56	3.73	71,695	0.80		0.80		0.80		0.80		1.77	385
11.47	5.55	56,644	0.80		0.80		0.80		0.80		2.54	415
11.28	8.95	24,629	0.80		0.80		0.80		0.80		2.49	218

10.38	(5.72)	15,229	1.11		1.11		1.10		1.10		2.04	141
11.25	0.17	35,023	1.10		1.10		1.10		1.10		1.81	241
11.56	3.42	69,613	1.10		1.10		1.10		1.10		1.47	385
11.47	5.24	101,359	1.10		1.10		1.10		1.10		2.28	415
11.28	8.63	88,184	1.10		1.10		1.10		1.10		2.18	218

10.38	(5.72)	24,495	1.11		1.11		1.10		1.10		2.07	141
11.25	0.17	50,863	1.10		1.10		1.10		1.10		1.82	241
11.56	3.42	135,127	1.10		1.10		1.10		1.10		1.47	385
11.47	5.24	158,712	1.10		1.10		1.10		1.10		2.26	415
11.28	8.63	86,630	1.10		1.10		1.10		1.10		2.18	218

10.38	(6.42)	13,106	1.86		1.86		1.85		1.85		1.28	141
11.25	(0.57)	23,362	1.85		1.85		1.85		1.85		1.06	241
11.56	2.65	37,482	1.85		1.85		1.85		1.85		0.73	385
11.47	4.45	39,503	1.85		1.85		1.85		1.85		1.50	415
11.28	7.82	21,761	1.85		1.85		1.85		1.85		1.43	218

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2015	31

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Global Advantage® Strategy Bond Fund (Cont.)
Class R
03/31/2015	$11.25	$0.14	$(0.80)	$(0.66)	$0.00	$(0.03)	$(0.18)	$(0.21)
03/31/2014	11.56	0.18	(0.19)	(0.01)	(0.15)	(0.11)	(0.04)	(0.30)
03/31/2013	11.47	0.14	0.22	0.36	(0.15)	(0.12)	0.00	(0.27)
03/31/2012	11.28	0.23	0.33	0.56	(0.36)	(0.01)	0.00	(0.37)
03/31/2011	11.08	0.22	0.68	0.90	(0.23)	(0.47)	0.00	(0.70)

PIMCO Global Bond Fund (Unhedged)
Institutional Class
03/31/2015	$9.51	$0.24	$(0.41)	$(0.17)	$(0.22)	$0.00	$0.00	$(0.22)
03/31/2014	9.74	0.26	(0.25)	0.01	(0.01)	0.00	(0.23)	(0.24)
03/31/2013	10.07	0.28	0.16	0.44	(0.47)	(0.30)	0.00	(0.77)
03/31/2012	9.80	0.29	0.52	0.81	(0.41)	(0.13)	0.00	(0.54)
03/31/2011	9.45	0.28	0.82	1.10	(0.68)	(0.03)	(0.04)	(0.75)
Class P
03/31/2015	9.51	0.23	(0.41)	(0.18)	(0.21)	0.00	0.00	(0.21)
03/31/2014	9.74	0.25	(0.25)	0.00	(0.01)	0.00	(0.22)	(0.23)
03/31/2013	10.07	0.26	0.17	0.43	(0.46)	(0.30)	0.00	(0.76)
03/31/2012	9.80	0.28	0.52	0.80	(0.40)	(0.13)	0.00	(0.53)
11/19/2010 - 03/31/2011	10.30	0.10	(0.01)	0.09	(0.52)	(0.03)	(0.04)	(0.59)
Administrative Class
03/31/2015	9.51	0.22	(0.41)	(0.19)	(0.20)	0.00	0.00	(0.20)
03/31/2014	9.74	0.24	(0.25)	(0.01)	(0.01)	0.00	(0.21)	(0.22)
03/31/2013	10.07	0.26	0.15	0.41	(0.44)	(0.30)	0.00	(0.74)
03/31/2012	9.80	0.26	0.53	0.79	(0.39)	(0.13)	0.00	(0.52)
03/31/2011	9.45	0.25	0.83	1.08	(0.66)	(0.03)	(0.04)	(0.73)
Class D
03/31/2015	9.51	0.21	(0.41)	(0.20)	(0.19)	0.00	0.00	(0.19)
03/31/2014	9.74	0.22	(0.25)	(0.03)	(0.01)	0.00	(0.19)	(0.20)
03/31/2013	10.07	0.24	0.16	0.40	(0.43)	(0.30)	0.00	(0.73)
03/31/2012	9.80	0.25	0.52	0.77	(0.37)	(0.13)	0.00	(0.50)
03/31/2011	9.45	0.24	0.83	1.07	(0.65)	(0.03)	(0.04)	(0.72)

PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Institutional Class
03/31/2015	$10.29	$0.23	$0.74	$0.97	$(0.67)	$0.00	$0.00	$(0.67)
03/31/2014	10.56	0.24	(0.19)	0.05	(0.22)	(0.10)	0.00	(0.32)
03/31/2013	10.34	0.24	0.65	0.89	(0.36)	(0.31)	0.00	(0.67)
03/31/2012	9.78	0.28	0.64	0.92	(0.34)	(0.02)	0.00	(0.36)
03/31/2011	9.64	0.27	0.33	0.60	(0.25)	(0.21)	0.00	(0.46)
Class P
03/31/2015	10.29	0.21	0.75	0.96	(0.66)	0.00	0.00	(0.66)
03/31/2014	10.56	0.23	(0.19)	0.04	(0.21)	(0.10)	0.00	(0.31)
03/31/2013	10.34	0.23	0.65	0.88	(0.35)	(0.31)	0.00	(0.66)
03/31/2012	9.78	0.27	0.64	0.91	(0.33)	(0.02)	0.00	(0.35)
03/31/2011	9.64	0.26	0.33	0.59	(0.24)	(0.21)	0.00	(0.45)
Administrative Class
03/31/2015	10.29	0.20	0.75	0.95	(0.65)	0.00	0.00	(0.65)
03/31/2014	10.56	0.21	(0.19)	0.02	(0.19)	(0.10)	0.00	(0.29)
03/31/2013	10.34	0.21	0.65	0.86	(0.33)	(0.31)	0.00	(0.64)
03/31/2012	9.78	0.25	0.65	0.90	(0.32)	(0.02)	0.00	(0.34)
03/31/2011	9.64	0.25	0.32	0.57	(0.22)	(0.21)	0.00	(0.43)

Please see footnotes on page 34.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets Excluding Waivers	Ratio of Expenses to Average Net Assets Excluding Interest Expense	Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.38	(5.95)%	$5,220	1.36%	1.36%	1.35%	1.35%	1.28%	141%
11.25	(0.08)	5,740	1.35	1.35	1.35	1.35	1.56	241
11.56	3.16	6,712	1.35	1.35	1.35	1.35	1.22	385
11.47	4.98	6,470	1.35	1.35	1.35	1.35	2.00	415
11.28	8.38	2,860	1.35	1.35	1.35	1.35	1.98	218

$9.12	(1.82)%	$495,294	0.57%	0.57%	0.55%	0.55%	2.58%	358%
9.51	0.18	654,419	0.56	0.56	0.55	0.55	2.78	161
9.74	4.15	782,717	0.58	0.58	0.55	0.55	2.76	285
10.07	8.36	885,539	0.55	0.55	0.55	0.55	2.85	267
9.80	11.91	732,677	0.55	0.55	0.55	0.55	2.79	310

9.12	(1.92)	972	0.67	0.67	0.65	0.65	2.46	358
9.51	0.08	1,200	0.66	0.66	0.65	0.65	2.62	161
9.74	4.05	3,855	0.68	0.68	0.65	0.65	2.57	285
10.07	8.25	1,020	0.65	0.65	0.65	0.65	2.75	267
9.80	1.03	826	0.65 *	0.65 *	0.65 *	0.65 *	2.79 *	310

9.12	(2.06)	144,369	0.82	0.82	0.80	0.80	2.31	358
9.51	(0.07)	180,999	0.81	0.81	0.80	0.80	2.52	161
9.74	3.89	237,905	0.83	0.83	0.80	0.80	2.50	285
10.07	8.09	239,957	0.80	0.80	0.80	0.80	2.60	267
9.80	11.63	212,886	0.80	0.80	0.80	0.80	2.53	310

9.12	(2.21)	23,786	0.97	0.97	0.95	0.95	2.19	358
9.51	(0.22)	37,291	0.96	0.96	0.95	0.95	2.36	161
9.74	3.74	62,806	0.98	0.98	0.95	0.95	2.34	285
10.07	7.93	55,839	0.95	0.95	0.95	0.95	2.45	267
9.80	11.46	16,617	0.95	0.95	0.95	0.95	2.38	310

$10.59	9.68%	$397,372	0.56%	0.56%	0.55%	0.55%	2.16%	338%
10.29	0.49	365,991	0.56	0.56	0.55	0.55	2.34	181
10.56	8.77	448,928	0.57	0.57	0.55	0.55	2.24	361
10.34	9.56	240,055	0.55	0.55	0.55	0.55	2.78	348
9.78	6.27	131,659	0.55	0.55	0.55	0.55	2.70	232

10.59	9.58	45,144	0.66	0.66	0.65	0.65	1.96	338
10.29	0.39	22,806	0.66	0.66	0.65	0.65	2.25	181
10.56	8.66	23,985	0.67	0.67	0.65	0.65	2.14	361
10.34	9.45	10,326	0.65	0.65	0.65	0.65	2.70	348
9.78	6.17	5,475	0.65	0.65	0.65	0.65	2.66	232

10.59	9.41	5,439	0.81	0.81	0.80	0.80	1.87	338
10.29	0.24	3,147	0.81	0.81	0.80	0.80	2.08	181
10.56	8.51	4,887	0.82	0.82	0.80	0.80	2.00	361
10.34	9.28	1,704	0.80	0.80	0.80	0.80	2.50	348
9.78	6.02	925	0.80	0.80	0.80	0.80	2.53	232

Please see footnotes on page 34.

ANNUAL REPORT	MARCH 31, 2015	33

Financial Highlights (Cont.)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital	Total Distributions

PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)
Class A
03/31/2015	$10.29	$0.19	$0.75	$0.94	$(0.64)	$0.00	$0.00	$(0.64)
03/31/2014	10.56	0.20	(0.19)	0.01	(0.18)	(0.10)	0.00	(0.28)
03/31/2013	10.34	0.20	0.65	0.85	(0.32)	(0.31)	0.00	(0.63)
03/31/2012	9.78	0.25	0.64	0.89	(0.31)	(0.02)	0.00	(0.33)
03/31/2011	9.64	0.23	0.33	0.56	(0.21)	(0.21)	0.00	(0.42)
Class C
03/31/2015	10.29	0.11	0.75	0.86	(0.56)	0.00	0.00	(0.56)
03/31/2014	10.56	0.13	(0.20)	(0.07)	(0.10)	(0.10)	0.00	(0.20)
03/31/2013	10.34	0.12	0.65	0.77	(0.24)	(0.31)	0.00	(0.55)
03/31/2012	9.78	0.18	0.63	0.81	(0.23)	(0.02)	0.00	(0.25)
03/31/2011	9.64	0.16	0.32	0.48	(0.13)	(0.21)	0.00	(0.34)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)	Effective October 1, 2012, the Fund’s advisory fee was decreased by 0.10% to an annual rate of 0.75%.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$10.59	9.30%	$73,910	0.91%		0.91%		0.90%		0.90%		1.80%	338%
10.29	0.13	65,435	0.91		0.91		0.90		0.90		1.99	181
10.56	8.39	81,766	0.92		0.92		0.90		0.90		1.90	361
10.34	9.17	52,681	0.90	(c)	0.90	(c)	0.90	(c)	0.90	(c)	2.45	348
9.78	5.85	37,193	0.95		0.95		0.95		0.95		2.35	232

10.59	8.50	26,823	1.66		1.66		1.65		1.65		1.04	338
10.29	(0.61)	23,505	1.66		1.66		1.65		1.65		1.24	181
10.56	7.59	28,449	1.67		1.67		1.65		1.65		1.16	361
10.34	8.36	22,135	1.65	(c)	1.65	(c)	1.65	(c)	1.65	(c)	1.75	348
9.78	5.06	18,221	1.70		1.70		1.70		1.70		1.60	232

ANNUAL REPORT	MARCH 31, 2015	35

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Assets:
Investments, at value
Investments in securities*	$6,876,325	$2,095,014	$284,935	$4,633,132
Investments in Affiliates	1,111,496	216,182	17,447	1,504,298
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,321	35	132	0
Over the counter	237,502	15,476	1,128	492,699
Cash	0	384	555	0
Deposits with counterparty	19,155	8,593	768	4,943
Foreign currency, at value	26,122	740	1	1,721
Receivable for investments sold	19,533	19,125	4,156	23,518
Receivable for investments sold on a delayed-delivery basis	0	0	0	0
Receivable for Fund shares sold	8,231	1,738	8	60
Interest and dividends receivable	104,821	35,444	4,652	32,645
Dividends receivable from Affiliates	361	59	5	455
Other assets	0	0	0	0
	8,404,867	2,392,790	313,787	6,693,471

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$3,178	$2,749	$10,355
Payable for sale-buyback transactions	0	0	0	0
Payable for short sales	3,327	0	0	16,693
Financial Derivative Instruments
Exchange-traded or centrally cleared	634	152	16	646
Over the counter	264,719	30,179	3,898	256,940
Payable for investments purchased	10,859	2,952	3,416	4,350
Payable for investments in Affiliates purchased	361	59	5	455
Deposits from counterparty	85,138	5,704	960	262,587
Payable for Fund shares redeemed	25,787	5,373	1,097	23,096
Dividends payable	2,013	2,003	100	67
Overdraft due to custodian	412	0	0	0
Accrued investment advisory fees	2,998	867	193	2,246
Accrued supervisory and administrative fees	3,046	798	103	2,008
Accrued distribution fees	44	101	1	18
Accrued servicing fees	26	63	1	8
Accrued taxes payable	5,479	0	0	0
Reimbursement to PIMCO	0	0	0	0
Other liabilities	1,279	5	1	106
	406,122	51,434	12,540	579,575

Net Assets	$7,998,745	$2,341,356	$301,247	$6,113,896

Net Assets Consist of:
Paid in capital	$9,915,509	$2,607,371	$362,902	$7,709,913
Undistributed (overdistributed) net investment income	(113,867)	3,944	1,740	(213,042)
Accumulated undistributed net realized gain (loss)	(97,017)	(94,460)	(32,421)	(1,229,194)
Net unrealized appreciation (depreciation)	(1,705,880)	(175,499)	(30,974)	(153,781)
	$7,998,745	$2,341,356	$301,247	$6,113,896

Cost of Investments in securities	$8,532,980	$2,262,530	$313,548	$5,018,106
Cost of Investments in Affiliates	$1,111,448	$216,149	$17,444	$1,504,078
Cost of Foreign Currency Held	$26,308	$758	$1	$1,889
Proceeds Received on Short Sales	$3,311	$0	$0	$16,612
Cost or Premiums of Financial Derivative Instruments, net	$(5,350)	$(6,889)	$(1,248)	$(2,812)

* Includes repurchase agreements of:	$0	$0	$2,075	$1,797

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$510	$2,317,637	$8,741,946	$1,906,944	$683,225	$492,639
422,513	201,680	1,017,328	143,326	31,424	56,071

0	1,186	3,364	1,043	652	606
0	61,554	475,217	61,274	18,420	26,652
0	236	419	1	1	0
0	13,786	9,763	10,224	3,844	2,855
0	3,323	12,639	5,433	2,278	1,525
0	1,254,992	4,608,758	681,176	403,323	259,131
0	92,098	0	76,088	9,534	0
760	1,646	23,365	2,225	237	408
0	15,540	55,300	15,618	5,237	3,728
1,607	61	303	34	8	17
0	0	22	276	41	3
425,390	3,963,739	14,948,424	2,903,662	1,158,224	843,635

$0	$57,668	$159,513	$34,524	$0	$0
0	417,471	628,873	308,930	63,271	9,609
0	327,717	1,298,802	113,386	112,916	78,038

0	2,738	8,150	1,859	802	607
21	115,372	326,778	102,055	30,372	20,535
0	995,340	3,290,874	524,976	277,696	172,883
5,407	61	303	34	8	17
0	37,152	242,756	20,426	7,221	12,302
828	5,185	8,620	3,607	1,030	635
24	190	1,652	58	145	22
0	0	0	0	0	6
0	418	1,786	589	138	110
18	506	2,057	451	168	144
1	128	273	13	34	17
1	32	109	9	0	21
0	0	0	0	0	0
20	0	0	0	0	0
2	73	9	60	2	1
6,322	1,960,051	5,970,555	1,110,977	493,803	294,947

$419,068	$2,003,688	$8,977,869	$1,792,685	$664,421	$548,688

$486,770	$2,229,041	$8,774,680	$1,938,012	$710,980	$536,223
23	(159,480)	68,402	(66,683)	(36,912)	2,233
(17,327)	5,220	150,588	(11,632)	1,789	6,307
(50,398)	(71,093)	(15,801)	(67,012)	(11,436)	3,925
$419,068	$2,003,688	$8,977,869	$1,792,685	$664,421	$548,688

$510	$2,406,580	$9,090,407	$1,976,033	$703,655	$507,284
$472,892	$201,654	$1,017,195	$143,306	$31,419	$56,064
$0	$3,339	$12,649	$5,436	$2,290	$1,537
$0	$326,831	$1,293,573	$113,135	$112,675	$77,806
$(2)	$(13,223)	$(40,351)	$(13,604)	$(5,063)	$(2,575)

$510	$3,050	$171,910	$35,700	$1,113	$0

ANNUAL REPORT	MARCH 31, 2015	37

Statements of Assets and Liabilities (Cont.)

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Net Assets:
Institutional Class	$7,582,732	$1,635,008	$296,880	$6,012,591
Class P	206,380	199,908	1,519	20,371
Administrative Class	32,912	6,969	NA	9,764
Class D	52,149	190,697	242	31,509
Class A	82,985	211,391	1,891	25,822
Class C	41,587	97,383	715	13,839
Class R	NA	NA	NA	NA

Shares Issued and Outstanding:
Institutional Class	957,050	159,890	28,212	661,751
Class P	26,048	19,549	144	2,242
Administrative Class	4,154	681	NA	1,075
Class D	6,582	18,648	23	3,468
Class A	10,474	20,672	180	2,842
Class C	5,249	9,523	68	1,523
Class R	NA	NA	NA	NA

Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$7.92	$10.23	$10.52	$9.09
Class P	7.92	10.23	10.52	9.09
Administrative Class	7.92	10.23	NA	9.09
Class D	7.92	10.23	10.52	9.09
Class A	7.92	10.23	10.52	9.09
Class C	7.92	10.23	10.52	9.09
Class R	NA	NA	NA	NA

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$403,846	$1,244,376	$6,278,009	$1,719,172	$495,294	$397,372
8,669	104,780	1,029,451	15,463	972	45,144
NA	17,139	42,514	NA	144,369	5,439
3,319	485,559	1,065,941	15,229	23,786	NA
2,856	115,075	444,228	24,495	NA	73,910
378	36,759	79,910	13,106	NA	26,823
NA	NA	37,816	5,220	NA	NA

50,837	129,326	570,106	165,595	54,303	37,528
1,091	10,890	93,485	1,490	107	4,263
NA	1,781	3,861	NA	15,828	514
418	50,463	96,799	1,467	2,608	NA
359	11,959	40,342	2,359	NA	6,980
48	3,821	7,257	1,262	NA	2,533
NA	NA	3,434	503	NA	NA

$7.94	$9.62	$11.01	$10.38	$9.12	$10.59
7.94	9.62	11.01	10.38	9.12	10.59
NA	9.62	11.01	NA	9.12	10.59
7.94	9.62	11.01	10.38	9.12	NA
7.94	9.62	11.01	10.38	NA	10.59
7.94	9.62	11.01	10.38	NA	10.59
NA	NA	11.01	10.38	NA	NA

ANNUAL REPORT	MARCH 31, 2015	39

Statements of Operations

Year Ended March 31, 2015
(Amounts in thousands†)	PIMCO Emerging Local Bond Fund	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency Fund

Investment Income:
Interest, net of foreign taxes*	$546,536	$238,062	$48,184	$167,801
Dividends, net of foreign taxes**	41	23	0	0
Dividends from Investments in Affiliates	8,221	1,692	236	11,520
Total Income	554,798	239,777	48,420	179,321

Expenses:
Investment advisory fees	45,202	19,651	6,776	27,000
Supervisory and administrative fees	46,353	17,818	3,621	24,218
Distribution and/or servicing fees - Administrative Class	95	25	0	22
Distribution and/or servicing fees - Class D	508	628	1	136
Distribution fees - Class B	0	5 ^	0	0
Distribution fees - Class C	496	905	6	173
Distribution fees - Class R	0	0	0	0
Servicing fees - Class A	369	750	6	112
Servicing fees - Class B	0	2 ^	0	0
Servicing fees - Class C	165	302	2	58
Servicing fees - Class R	0	0	0	0
Trustee fees	30	12	2	19
Interest expense	143	11	14	79
Miscellaneous expense	1	1	0	0
Total Expenses	93,362	40,110	10,428	51,817
Waiver and/or Reimbursement by PIMCO	0	0	0	0
Net Expenses	93,362	40,110	10,428	51,817

Net Investment Income	461,436	199,667	37,992	127,504

Net Realized Gain (Loss):
Investments in securities	(704,999)	(39,076)	(16,147)	(190,892)
Investments in Affiliates	(4,458)	(1,069)	(108)	(8,286)
Net capital gain distributions received from Affiliate investments	0	0	0	0
Exchange-traded or centrally cleared financial derivative instruments	(4,973)	2,076	3,303	(1,469)
Over the counter financial derivative instruments	(71,914)	40,619	11,594	(340,587)
Short sales	0	0	0	0
Foreign currency	(34,051)	(597)	(416)	(9,461)
Net Realized Gain (Loss)	(820,395)	1,953	(1,774)	(550,695)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(811,292)	(99,131)	(16,392)	(336,000)
Investments in Affiliates	229	24	3	737
Exchange-traded or centrally cleared financial derivative instruments	(10,801)	(4,880)	8	(6,513)
Over the counter financial derivative instruments	32,873	27,859	(1,799)	196,904
Short sales	0	0	0	0
Foreign currency assets and liabilities	(11,708)	(110)	(66)	(1,290)
Net Change in Unrealized (Depreciation)	(800,699)	(76,238)	(18,246)	(146,162)
Net Gain (Loss)	(1,621,094)	(74,285)	(20,020)	(696,857)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,159,658)	$125,382	$17,972	$(569,353)

* Foreign tax withholdings - Interest	$9,049	$0	$0	$129

** Foreign tax withholdings - Dividends	$5	$3	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Foreign Bond Fund (Unhedged)	PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Fund (Unhedged)	PIMCO Global Bond Fund (U.S. Dollar-Hedged)

$0	$76,479	$203,999	$75,003	$25,104	$13,161
0	136	134	0	8	2
21,292	1,038	2,930	816	195	227
21,292	77,653	207,063	75,819	25,307	13,390

2,531	6,046	18,356	10,339	2,014	1,232
1,740	7,317	20,808	7,912	2,465	1,598
0	44	77	0	420	11
12	1,383	1,684	66	79	0
0	0	1 ^	0	0	1 ^
3	363	442	144	0	180
0	0	86	14	0	0
10	433	1,001	94	0	162
0	0	0 ^	0	0	0 ^
1	121	147	48	0	60
0	0	86	14	0	0
1	7	24	8	2	1
0	892	1,722	187	162	56
21	3	3	4	1	1
4,319	16,609	44,437	18,830	5,143	3,302
(4,057)	0	0	0	0	0
262	16,609	44,437	18,830	5,143	3,302

21,030	61,044	162,626	56,989	20,164	10,088

0	(22,357)	(171,418)	(75,814)	(7,853)	(12,535)
(12,557)	(576)	(1,758)	(531)	(80)	(136)
517	0	0	0	0	0
0	(34,264)	(36,490)	(19,729)	(10,092)	(4,899)
53	(78,666)	906,862	(23,198)	(3,489)	57,115
0	0	0	(25)	0	0
0	65,661	143,468	45,101	14,522	5,252
(11,987)	(70,202)	840,664	(74,196)	(6,992)	44,797

0	(142,786)	(573,391)	(105,703)	(41,933)	(28,212)
(43,417)	20	95	16	(1)	(2)
0	(4,124)	(26,196)	(10,982)	(45)	2,081
(27)	(34,139)	212,809	(10,217)	653	8,500
0	0	0	(252)	0	0
0	65,816	158,516	36,064	15,164	7,500
(43,444)	(115,213)	(228,167)	(91,074)	(26,162)	(10,133)
(55,431)	(185,415)	612,497	(165,270)	(33,154)	34,664

$(34,401)	$(124,371)	$775,123	$(108,281)	$(12,990)	$44,752

$0	$0	$1	$64	$0	$0

$0	$0	$0	$0	$0	$0

ANNUAL REPORT	MARCH 31, 2015	41

Statements of Changes in Net Assets

	PIMCO Emerging Local Bond Fund		PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$461,436	$549,149	$199,667	$305,202	$37,992	$47,563	$127,504	$89,642
Net realized gain (loss)	(820,395)	(792,776)	1,953	21,862	(1,774)	(28,079)	(550,695)	(219,607)
Net change in unrealized appreciation (depreciation)	(800,699)	(1,189,730)	(76,238)	(611,491)	(18,246)	(38,395)	(146,162)	(30,184)
Net increase (decrease) in net assets resulting from operations	(1,159,658)	(1,433,357)	125,382	(284,427)	17,972	(18,911)	(569,353)	(160,149)

Distributions to Shareholders:
From net investment income
Institutional Class	0	(292,379)	(176,940)	(266,396)	(40,040)	(39,829)	(129,160)	(35,388)
Class P	0	(19,873)	(11,224)	(15,784)	(68)	(5,129)	(686)	(389)
Administrative Class	0	(1,094)	(498)	(1,007)	0	0	(175)	(34)
Class D	0	(17,102)	(11,919)	(17,104)	(22)	(33)	(945)	(397)
Class A	0	(8,328)	(14,231)	(24,732)	(105)	(307)	(766)	(359)
Class B	0	0	(26)^	(103)	0	0	0	0
Class C	0	(2,036)	(4,837)	(7,010)	(27)	(29)	(226)	(44)
Class R	0	0	0	0	0	0	0	0
From net realized capital gains
Institutional Class	0	0	(25,257)	(192,128)	0	(22,388)	0	0
Class P	0	0	(2,818)	(10,032)	0	(546)	0	0
Administrative Class	0	0	(91)	(724)	0	0	0	0
Class D	0	0	(2,718)	(11,820)	0	(17)	0	0
Class A	0	0	(2,950)	(16,003)	0	(61)	0	0
Class B	0	0	(3)^	(75)	0	0	0	0
Class C	0	0	(1,366)	(5,844)	0	(19)	0	0
Class R	0	0	0	0	0	0	0	0
Tax basis return of capital
Institutional Class	(457,492)	(212,080)	0	0	0	(2,753)	0	(53,125)
Class P	(15,418)	(14,972)	0	0	0	(384)	0	(585)
Administrative Class	(1,783)	(873)	0	0	0	0	0	(52)
Class D	(9,077)	(14,885)	0	0	0	(3)	0	(596)
Class A	(6,660)	(7,221)	0	0	0	(24)	0	(538)
Class B	0	0	0	0	0	0	0	0
Class C	(2,486)	(2,649)	0	0	0	(3)	0	(67)
Class R	0	0	0	0	0	0	0	0

Total Distributions	(492,916)	(593,492)	(254,878)	(568,762)	(40,262)	(71,525)	(131,958)	(91,574)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(1,241,287)	(2,062,943)	(3,451,061)	(790,675)	(1,055,806)	241,893	949,624	(692,143)

Total Increase (Decrease) in Net Assets	(2,893,861)	(4,089,792)	(3,580,557)	(1,643,864)	(1,078,096)	151,457	248,313	(943,866)

Net Assets:
Beginning of year	10,892,606	14,982,398	5,921,913	7,565,777	1,379,343	1,227,886	5,865,583	6,809,449
End of year*	$7,998,745	$10,892,606	$2,341,356	$5,921,913	$301,247	$1,379,343	$6,113,896	$5,865,583

* Including undistributed (overdistributed) net investment income of:	$(113,867)	$(545,209)	$3,944	$(12,227)	$(261,052)	$(2,844)	$(213,042)	$(90,076)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Emerging Markets Full Spectrum Bond Fund		PIMCO Foreign Bond Fund (Unhedged)		PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)		PIMCO Global Advantage® Strategy Bond Fund

Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

$21,030	$10,356	$61,044	$96,814	$162,626	$156,816	$56,989	$92,101
(11,987)	(4,160)	(70,202)	(237,786)	840,664	(141,122)	(74,196)	(60,787)
(43,444)	(6,924)	(115,213)	114,811	(228,167)	99,804	(91,074)	(63,985)
(34,401)	(728)	(124,371)	(26,161)	775,123	115,498	(108,281)	(32,671)

(20,182)	(9,573)	(33,402)	(32,566)	(427,091)	(108,489)	0	(79,569)
(479)	(205)	(2,253)	(1,664)	(57,691)	(12,317)	0	(890)
0	0	(334)	(204)	(2,452)	(371)	0	0
(213)	(453)	(9,942)	(6,171)	(50,113)	(8,768)	0	(742)
(170)	(117)	(3,266)	(2,559)	(26,037)	(7,504)	0	(1,313)
0	0	0	0	(4)^	(4)	0	0
(17)	(15)	(529)	(162)	(3,796)	(649)	0	(255)
0	0	0	0	(2,438)	(414)	0	(79)

(1,034)	(37)	0	0	(19,779)	(54,173)	(9,215)	(33,142)
(23)	(1)	0	0	(2,739)	(6,171)	(88)	(381)
0	0	0	0	(116)	(225)	0	0
(11)	(2)	0	0	(2,486)	(5,317)	(84)	(391)
(8)	(1)	0	0	(1,227)	(4,406)	(120)	(609)
0	0	0	0	(0)^	(3)	0	0
(1)	(0)	0	0	(207)	(611)	(39)	(266)
0	0	0	0	(127)	(281)	(16)	(52)

0	0	0	(27,102)	0	0	(54,650)	(13,407)
0	0	0	(1,460)	0	0	(520)	(157)
0	0	0	(201)	0	0	0	0
0	0	0	(6,994)	0	0	(496)	(155)
0	0	0	(2,916)	0	0	(711)	(272)
0	0	0	0	0	0	0	0
0	0	0	(778)	0	0	(236)	(101)
0	0	0	0	0	0	(93)	(20)

(22,138)	(10,404)	(49,726)	(82,777)	(596,303)	(209,703)	(66,268)	(131,801)

136,683	344,734	(281,484)	(2,569,138)	2,333,926	829,096	(1,173,127)	(1,920,618)

80,144	333,602	(455,581)	(2,678,076)	2,512,746	734,891	(1,347,676)	(2,085,090)

338,924	5,322	2,459,269	5,137,345	6,465,123	5,730,232	3,140,361	5,225,451
$419,068	$338,924	$2,003,688	$2,459,269	$8,977,869	$6,465,123	$1,792,685	$3,140,361

$23	$1	$(159,480)	$(89,759)	$68,402	$(148,989)	$(66,683)	$(51,933)

ANNUAL REPORT	MARCH 31, 2015	43

Statements of Changes in Net Assets (Cont.)

	PIMCO Global Bond Fund (Unhedged)		PIMCO Global Bond Fund (U.S. Dollar-Hedged)

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$20,164	$25,265	$10,088	$11,302
Net realized gain (loss)	(6,992)	(34,167)	44,797	(13,435)
Net change in unrealized appreciation (depreciation)	(26,162)	4,333	(10,133)	1,560
Net increase (decrease) in net assets resulting from operations	(12,990)	(4,569)	44,752	(573)

Distributions to Shareholders:
From net investment income
Institutional Class	(14,551)	(626)	(22,309)	(8,048)
Class P	(27)	(2)	(2,105)	(463)
Administrative Class	(3,599)	(169)	(269)	(71)
Class D	(639)	(35)	0	0
Class A	0	0	(3,794)	(1,311)
Class B	0	0	(6)^	(3)
Class C	0	0	(1,274)	(259)
Class R	0	0	0	0
From net realized capital gains
Institutional Class	0	0	0	(3,362)
Class P	0	0	0	(201)
Administrative Class	0	0	0	(31)
Class D	0	0	0	0
Class A	0	0	0	(685)
Class B	0	0	0	(2)
Class C	0	0	0	(225)
Class R	0	0	0	0
Tax basis return of capital
Institutional Class	0	(16,868)	0	0
Class P	0	(62)	0	0
Administrative Class	0	(4,545)	0	0
Class D	0	(939)	0	0
Class A	0	0	0	0
Class B	0	0	0	0
Class C	0	0	0	0
Class R	0	0	0	0

Total Distributions	(18,816)	(23,246)	(29,757)	(14,661)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(177,682)	(185,559)	52,625	(92,116)

Total Increase (Decrease) in Net Assets	(209,488)	(213,374)	67,620	(107,350)

Net Assets:
Beginning of year	873,909	1,087,283	481,068	588,418
End of year*	$664,421	$873,909	$548,688	$481,068

* Including undistributed (overdistributed) net investment income of:	$(36,912)	$(11,228)	$2,233	$(7,817)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Local Bond Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.0%

BERMUDA 0.0%

CORPORATE BONDS & NOTES 0.0%
Qtel International Finance Ltd.
3.375% due 10/14/2016		$900	$927

Total Bermuda (Cost $922)			927

BRAZIL 13.6%

CORPORATE BONDS & NOTES 2.7%
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	8,600	9,456
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		$275	276
Banco Pan S.A.
5.500% due 08/04/2015		8,425	8,278
Banco Santander Brasil S.A.
4.250% due 01/14/2016		7,500	7,613
4.500% due 04/06/2015		1,300	1,300
4.625% due 02/13/2017		32,200	33,327
Banco Votorantim S.A.
5.250% due 02/11/2016		400	404
Caixa Economica Federal
2.375% due 11/06/2017		16,900	15,999
4.500% due 10/03/2018		2,900	2,852
Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015		200	206
Petrobras Global Finance BV
1.881% due 05/20/2016		32,760	31,043
2.000% due 05/20/2016		25,900	24,838
2.393% due 01/15/2019		18,900	16,419
2.631% due 03/17/2017		22,523	20,775
3.000% due 01/15/2019		100	87
3.875% due 01/27/2016		37,740	37,113
5.875% due 03/01/2018		5,000	4,800
6.125% due 10/06/2016		2,100	2,099
7.875% due 03/15/2019		2,400	2,456

			219,341

SOVEREIGN ISSUES 10.9%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		14,900	14,993
6.369% due 06/16/2018		13,010	13,820
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	138,400	40,718
0.000% due 04/01/2016		670,000	184,995
0.000% due 01/01/2017		176,530	44,360
0.000% due 07/01/2017		157,900	37,334
0.000% due 01/01/2018		284,600	63,373
0.000% due 07/01/2018		297,200	62,272
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		511,950	142,336
10.000% due 01/01/2025		1,016,940	268,978

			873,179

Total Brazil (Cost $1,374,317)			1,092,520

CAYMAN ISLANDS 0.5%

ASSET-BACKED SECURITIES 0.1%
Dryden Leveraged Loan CDO
0.497% due 10/20/2020		$4,151	4,128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.4%
Alibaba Group Holding Ltd.
0.782% due 11/28/2017		$3,100	$3,092
1.625% due 11/28/2017		17,800	17,855
Interoceanica Finance Ltd.
0.000% due 11/30/2018		2,946	2,703
IPIC GMTN Ltd.
1.750% due 11/30/2015		200	202
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		1,105	958
QNB Finance Ltd.
1.505% due 10/31/2016		1,050	1,061
3.125% due 11/16/2015		4,300	4,371

			30,242

Total Cayman Islands (Cost $34,419)			34,370

CHILE 0.4%

CORPORATE BONDS & NOTES 0.3%
Banco del Estado de Chile
2.000% due 11/09/2017		$200	201
Banco Santander Chile
1.152% due 04/11/2017		9,500	9,476
1.857% due 01/19/2016		4,630	4,665
3.750% due 09/22/2015		5,300	5,362

			19,704

SOVEREIGN ISSUES 0.1%
Bonos de la Tesoreria de la Republica Inflation Linked Bond
4.500% due 10/15/2023 (c)	CLP	1,723,595	3,483
Bonos del Banco Central de Chile en UF Inflation Linked Bond
3.000% due 05/01/2017 (c)		738,683	1,249
3.000% due 07/01/2018 (c)		1,378,876	2,380
3.000% due 10/01/2018 (c)		36,934	64

			7,176

Total Chile (Cost $26,256)			26,880

		SHARES
CHINA 0.3%

COMMON STOCKS 0.0%
Kweichow Moutai Co. Ltd. ‘A’		73,736	2,329

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.2%
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017		$19,100	19,083

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.800% due 01/03/2016	CNY	255	42
5.840% due 01/03/2019		6,280	1,084
China Government International Bond
3.290% due 04/18/2020		14,770	2,361
3.320% due 06/12/2015		1,020	165
3.380% due 05/23/2023		2,000	317
4.080% due 08/22/2023		2,100	350

			4,319

Total China (Cost $24,874)			25,731

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLOMBIA 5.9%

CORPORATE BONDS & NOTES 0.7%
Empresas Publicas de Medellin ESP
7.625% due 09/10/2024	COP	12,715,000	$4,875
8.375% due 02/01/2021		78,808,000	32,306
Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		39,473,000	15,350

			52,531

SOVEREIGN ISSUES 5.2%
Bogota Distrito Capital
9.750% due 07/26/2028		22,200,000	10,673
Colombia Government International Bond
7.750% due 04/14/2021		1,080,000	467
9.850% due 06/28/2027		23,288,000	11,633
Colombian TES
5.000% due 11/21/2018		382,415,400	145,311
6.000% due 04/28/2028		108,859,000	36,640
7.000% due 09/11/2019		43,380,000	17,559
7.000% due 05/04/2022		175,348,900	69,218
7.250% due 06/15/2016		11,298,000	4,468
7.500% due 08/26/2026		83,042,000	32,586
10.000% due 07/24/2024		195,130,000	90,332

			418,887

Total Colombia (Cost $659,420)			471,418

EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%
El Salvador Government International Bond
7.375% due 12/01/2019		$5,990	6,559

Total El Salvador (Cost $6,635)			6,559

GERMANY 0.0%

CORPORATE BONDS & NOTES 0.0%
Deutsche Bank AG
0.731% due 05/30/2017		$1,800	1,802

Total Germany (Cost $1,800)			1,802

HONG KONG 0.3%

CORPORATE BONDS & NOTES 0.3%
CNOOC Finance Ltd.
1.125% due 05/09/2016		$14,300	14,285
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		7,000	6,986

Total Hong Kong (Cost $21,262)			21,271

HUNGARY 0.3%

SOVEREIGN ISSUES 0.3%
Hungary Government International Bond
5.500% due 02/12/2016	HUF	2,758,200	10,190
6.500% due 06/24/2019		441,000	1,835
6.750% due 11/24/2017		478,000	1,929
7.500% due 11/12/2020		1,944,300	8,673

Total Hungary (Cost $28,654)			22,627

INDIA 0.4%

CORPORATE BONDS & NOTES 0.4%
Bank of India
4.750% due 09/30/2015		$250	254

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Export-Import Bank of India
4.000% due 08/07/2017		$1,000	$1,048
4.400% due 04/21/2015		6,300	6,311
Indian Railway Finance Corp. Ltd.
3.417% due 10/10/2017		5,000	5,149
4.406% due 03/30/2016		600	618
State Bank of India
2.406% due 01/21/2016		7,500	7,486
4.500% due 07/27/2015		11,160	11,277

Total India (Cost $32,071)			32,143

INDONESIA 10.2%

CORPORATE BONDS & NOTES 0.8%
Bank Negara Indonesia Persero Tbk PT
4.125% due 04/27/2017		$8,925	9,271
Lembaga Pembiayaan Ekspor Indonesia
3.750% due 04/26/2017		11,400	11,799
Majapahit Holding BV
7.250% due 06/28/2017		24,717	27,189
7.750% due 10/17/2016		14,500	15,750

			64,009

SOVEREIGN ISSUES 9.4%
Indonesia Government International Bond
5.625% due 05/15/2023	IDR	138,900,000	9,518
6.125% due 05/15/2028		6,500,000	438
6.375% due 04/15/2042		454,596,000	28,960
6.625% due 05/15/2033		115,270,000	7,864
6.875% due 01/17/2018		$3,380	3,819
7.000% due 05/15/2027	IDR	54,700,000	4,022
8.250% due 07/15/2021		314,200,000	25,151
8.250% due 06/15/2032		1,222,069,000	98,023
8.375% due 03/15/2024		976,114,000	79,526
8.375% due 09/15/2026		420,487,000	34,432
8.375% due 03/15/2034		1,215,251,000	99,093
8.750% due 02/15/2044		45,862,000	3,834
9.000% due 03/15/2029		44,631,000	3,841
9.500% due 07/15/2023		22,807,000	1,973
9.500% due 07/15/2031		796,300,000	70,983
9.500% due 05/15/2041		333,047,000	29,930
10.000% due 09/15/2024		218,000,000	19,494
10.000% due 02/15/2028		576,198,000	52,682
10.500% due 08/15/2030		996,563,000	95,926
10.500% due 07/15/2038		295,238,000	28,754
11.000% due 11/15/2020		275,502,000	24,706
11.000% due 09/15/2025		164,074,000	15,698
12.800% due 06/15/2021		1,980,000	193
12.900% due 06/15/2022		94,030,000	9,417

			748,277

Total Indonesia (Cost $1,011,888)			812,286

IRELAND 1.5%

CORPORATE BONDS & NOTES 1.5%
Brunswick Rail Finance Ltd.
6.500% due 11/01/2017		$300	135
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		600	606
7.750% due 02/21/2017	RUB	3,223,300	50,102
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		$4,700	4,723
8.300% due 04/02/2019	RUB	3,866,100	55,467
VEB-Leasing Via VEB Leasing Investment Ltd.
5.125% due 05/27/2016		$9,300	9,172

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		$200	$194

Total Ireland (Cost $247,015)			120,399

ISRAEL 0.2%

CORPORATE BONDS & NOTES 0.2%
Delek & Avner Tamar Bond Ltd.
2.803% due 12/30/2016		$11,200	11,192
Israel Electric Corp. Ltd.
5.625% due 06/21/2018		3,400	3,633

Total Israel (Cost $14,819)			14,825

KAZAKHSTAN 0.7%

CORPORATE BONDS & NOTES 0.7%
Intergas Finance BV
6.375% due 05/14/2017		$23,430	23,365
KazMunayGas National Co. JSC
7.000% due 05/05/2020		2,000	2,041
9.125% due 07/02/2018		4,400	4,794
Samruk-Energy JSC
3.750% due 12/20/2017		29,310	27,661

Total Kazakhstan (Cost $61,249)			57,861

LUXEMBOURG 3.7%

CORPORATE BONDS & NOTES 3.7%
Gazprom OAO Via Gaz Capital S.A.
4.300% due 11/12/2015		$3,000	3,006
4.950% due 05/23/2016		600	607
5.092% due 11/29/2015		38,100	38,291
6.212% due 11/22/2016		10,700	11,005
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
8.625% due 02/17/2017	RUB	1,482,800	22,785
8.700% due 03/17/2016		7,134,500	116,970
Sberbank of Russia Via SB Capital S.A.
5.499% due 07/07/2015		$60,750	60,932
7.000% due 01/31/2016	RUB	2,617,000	42,875

Total Luxembourg (Cost $481,712)			296,471

MALAYSIA 5.9%

CORPORATE BONDS & NOTES 0.0%
Export-Import Bank of Malaysia Bhd.
2.875% due 12/14/2017		$800	821

SOVEREIGN ISSUES 5.9%
Malaysia Government Bond
3.260% due 03/01/2018	MYR	246,420	66,250
3.314% due 10/31/2017		78,601	21,214
3.418% due 08/15/2022		102,201	26,873
3.492% due 03/31/2020		257,408	68,862
3.502% due 05/31/2027		30,400	7,781
3.580% due 09/28/2018		252,901	68,605
3.814% due 02/15/2017		51,000	13,895
3.844% due 04/15/2033		24,000	6,140
3.892% due 03/15/2027		12,033	3,208
4.012% due 09/15/2017		67,301	18,461
4.127% due 04/15/2032		13,100	3,483
4.160% due 07/15/2021		33,997	9,386
4.262% due 09/15/2016		295,638	81,022
4.378% due 11/29/2019		58,401	16,262
4.392% due 04/15/2026		8,300	2,324
4.498% due 04/15/2030		118,900	33,365
4.709% due 09/15/2026		8,600	2,472
4.837% due 07/15/2025 (d)		7,400	2,152

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.935% due 09/30/2043	MYR	38,700	$11,037
5.248% due 09/15/2028 (d)		30,000	9,011
Malaysia Government Investment Issue
4.444% due 05/22/2024		6,800	1,891

			473,694

Total Malaysia (Cost $578,243)			474,515

		SHARES
MEXICO 3.8%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)		742,577	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.8%
America Movil S.A.B. de C.V.
6.450% due 12/05/2022	MXN	595,800	37,845
8.460% due 12/18/2036		141,900	9,310
9.000% due 01/15/2016		142,300	9,691
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$1,200	36
Hipotecaria Su Casita S.A. de C.V.
5.800% due 06/28/2018 ^	MXN	78,163	302
Petroleos Mexicanos
7.190% due 09/12/2024		893,700	57,857
9.150% due 03/28/2016		346,924	23,790
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016		120,100	8,155

			146,986

SOVEREIGN ISSUES 2.0%
Mexico Government International Bond
4.750% due 06/14/2018		881,940	57,921
6.500% due 06/10/2021		17,500	1,206
7.750% due 05/29/2031		771,070	57,573
7.750% due 11/23/2034		228,307	17,244
8.000% due 06/11/2020		232,890	17,154
8.500% due 05/31/2029		87,350	6,933

			158,031

Total Mexico (Cost $366,418)			305,017

NETHERLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Kazakhstan Temir Zholy Finance BV
7.000% due 05/11/2016		$7,500	7,838
SABIC Capital BV
3.000% due 11/02/2015		200	203
Waha Aerospace BV
3.925% due 07/28/2020		825	867

Total Netherlands (Cost $8,953)			8,908

NIGERIA 0.3%

SOVEREIGN ISSUES 0.3%
Nigeria Government Bond
7.000% due 10/23/2019	NGN	2,265,000	8,509
10.700% due 05/30/2018		554,800	2,507
14.200% due 03/14/2024		1,315,200	6,388
16.000% due 06/29/2019		1,487,794	7,736

Total Nigeria (Cost $34,984)			25,140

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 1.0%

SOVEREIGN ISSUES 1.0%
Peru Government International Bond
5.700% due 08/12/2024	PEN	39,604	$12,603
6.850% due 02/12/2042		38,000	12,445
6.900% due 08/12/2037		78,930	26,048
6.950% due 08/12/2031		73,769	24,552
8.200% due 08/12/2026		18,630	7,079

Total Peru (Cost $101,023)			82,727

PHILIPPINES 0.8%

CORPORATE BONDS & NOTES 0.0%
Power Sector Assets & Liabilities Management Corp.
6.875% due 11/02/2016		$900	979

SOVEREIGN ISSUES 0.8%
Philippines Government International Bond
3.900% due 11/26/2022	PHP	1,686,000	38,039
4.950% due 01/15/2021		1,006,000	23,916

			61,955

Total Philippines (Cost $64,778)			62,934

POLAND 8.3%

SOVEREIGN ISSUES 8.3%
Poland Government International Bond
2.500% due 07/25/2018	PLN	410,100	110,751
3.250% due 07/25/2019		340,100	94,872
3.250% due 07/25/2025		212,400	60,966
3.750% due 04/25/2018		20,653	5,777
4.000% due 10/25/2023		135,600	40,844
5.250% due 10/25/2020		148,200	45,836
5.500% due 10/25/2019		542,540	165,878
5.750% due 10/25/2021		429,867	139,191
5.750% due 09/23/2022		700	231

Total Poland (Cost $721,945)			664,346

QATAR 0.0%

CORPORATE BONDS & NOTES 0.0%
Qatari Diar Finance Co.
3.500% due 07/21/2015		$200	202
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.832% due 09/30/2016		2,215	2,296

Total Qatar (Cost $2,497)			2,498

ROMANIA 1.9%

SOVEREIGN ISSUES 1.9%
Romania Government International Bond
4.750% due 06/24/2019	RON	149,700	40,124
4.750% due 02/24/2025		78,200	21,535
5.750% due 04/29/2020		132,400	37,228
5.850% due 04/26/2023		28,400	8,278
5.900% due 07/26/2017		22,100	5,882
5.950% due 06/11/2021		130,000	37,551
6.750% due 06/11/2017		12,800	3,447

Total Romania (Cost $177,857)			154,045

RUSSIA 1.4%

CORPORATE BONDS & NOTES 0.3%
SCF Capital Ltd.
5.375% due 10/27/2017		$500	455

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VimpelCom Holdings BV
9.000% due 02/13/2018	RUB	1,232,000	$19,029

			19,484

SOVEREIGN ISSUES 1.1%
Russia Government International Bond
6.700% due 05/15/2019		1,175,700	17,100
6.800% due 12/11/2019		914,600	12,918
7.000% due 08/16/2023		205,800	2,696
7.050% due 01/19/2028		234,800	2,834
7.600% due 07/20/2022		3,939,600	54,051

			89,599

Total Russia (Cost $248,019)			109,083

SOUTH AFRICA 8.7%

CORPORATE BONDS & NOTES 0.0%
Transnet SOC Ltd.
4.500% due 02/10/2016		$2,030	2,081

SOVEREIGN ISSUES 8.7%
South Africa Government International Bond
6.250% due 03/31/2036	ZAR	464,800	30,535
6.500% due 02/28/2041		310,950	20,653
6.750% due 03/31/2021		61,500	4,922
7.000% due 02/28/2031		1,313,127	96,823
7.250% due 01/15/2020		1,384,240	114,080
7.750% due 02/28/2023		100	8
8.000% due 12/21/2018		2,485,720	211,256
8.000% due 01/31/2030		161,400	13,136
8.250% due 09/15/2017		2,168,060	184,346
8.250% due 03/31/2032		147,800	12,003
8.500% due 01/31/2037		135,500	11,305

			699,067

Total South Africa (Cost $841,539)			701,148

SOUTH KOREA 0.8%

CORPORATE BONDS & NOTES 0.4%
Kookmin Bank
0.738% due 09/14/2015		$12,000	11,999
1.131% due 01/27/2017		3,000	3,019
Korea Electric Power Corp.
3.000% due 10/05/2015		9,200	9,310
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		1,100	1,112
Shinhan Bank
0.901% due 04/08/2017		4,600	4,612

			30,052

SOVEREIGN ISSUES 0.4%
Export-Import Bank of Korea
1.003% due 01/14/2017		5,200	5,227
1.121% due 09/17/2016		7,700	7,734
Korea Development Bank
0.957% due 08/20/2015		8,800	8,809
3.500% due 08/22/2017		1,200	1,255
Korea Housing Finance Corp.
4.125% due 12/15/2015		7,150	7,312

			30,337

Total South Korea (Cost $60,255)			60,389

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SRI LANKA 0.1%

SOVEREIGN ISSUES 0.1%
Sri Lanka Government International Bond
5.125% due 04/11/2019		$6,100	$6,123

Total Sri Lanka (Cost $6,301)			6,123

THAILAND 0.8%

SOVEREIGN ISSUES 0.8%
Thailand Government Bond
1.250% due 03/12/2028 (c)	THB	1,247,619	34,725
3.450% due 03/08/2019		243,300	7,834
3.625% due 06/16/2023		125,400	4,150
3.650% due 12/17/2021		50,800	1,677
3.875% due 06/13/2019		413,030	13,563
4.675% due 06/29/2044		1,300	48
5.625% due 01/12/2019		154,000	5,336

Total Thailand (Cost $67,553)			67,333

TURKEY 6.3%

CORPORATE BONDS & NOTES 0.2%
Export Credit Bank of Turkey
5.875% due 04/24/2019		$7,200	7,585
Turkiye Garanti Bankasi A/S
2.757% due 04/20/2016		6,000	6,005

			13,590

SOVEREIGN ISSUES 6.1%
Turkey Government International Bond
3.000% due 01/06/2021 (c)	TRY	153,858	63,139
3.000% due 07/21/2021 (c)		87,204	35,920
3.000% due 08/02/2023 (c)		62,125	25,960
4.000% due 04/01/2020 (c)		142,503	60,728
6.300% due 02/14/2018		100	37
7.100% due 03/08/2023		186,400	66,883
8.800% due 11/14/2018		219,300	85,776
8.800% due 09/27/2023		195,300	77,553
9.000% due 07/24/2024		13,500	5,431
10.400% due 03/27/2019		8,900	3,669
10.400% due 03/20/2024		45,900	20,002
10.500% due 01/15/2020		98,030	41,229

			486,327

Total Turkey (Cost $610,343)			499,917

UNITED STATES 1.8%

ASSET-BACKED SECURITIES 0.1%
Ameriquest Mortgage Securities Trust
0.444% due 04/25/2036		$3,536	3,272
Credit-Based Asset Servicing and Securitization LLC
0.294% due 07/25/2037		24	16
HSI Asset Securitization Corp. Trust
0.464% due 11/25/2035		978	914
Morgan Stanley Mortgage Loan Trust
5.750% due 11/25/2036 ^		327	171
SLM Student Loan Trust
0.605% due 01/25/2040	EUR	2,400	2,284

			6,657

CORPORATE BONDS & NOTES 1.6%
AbbVie, Inc.
1.200% due 11/06/2015		$5,800	5,809
Ally Financial, Inc.
2.937% due 07/18/2016		500	501

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 06/26/2015		$32,010	$32,210
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015		833	834
Bank of America Corp.
3.958% due 10/21/2025	MXN	58,000	3,993
Bank of America N.A.
0.551% due 06/15/2016		$12,000	11,959
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		4,750	4,761
General Motors Financial Co., Inc.
2.750% due 05/15/2016		3,700	3,748
JPMorgan Chase Bank N.A.
0.600% due 06/13/2016		1,000	998
0.682% due 06/02/2017		54,200	54,225
PepsiCo, Inc.
0.471% due 02/26/2016		2,000	2,003
Wachovia Corp.
0.623% due 10/15/2016		2,400	2,395
Wells Fargo & Co.
0.562% due 06/02/2017		5,200	5,202

			128,638

MORTGAGE-BACKED SECURITIES 0.1%
Banc of America Funding Trust
2.622% due 03/20/2036		168	155
BCAP LLC Trust
0.344% due 01/25/2037 ^		621	497
Bear Stearns Adjustable Rate Mortgage Trust
2.486% due 02/25/2036 ^		294	244
2.549% due 01/25/2035		30	29
Bear Stearns ALT-A Trust
2.528% due 08/25/2036 ^		486	310
2.651% due 09/25/2035		57	49
Citigroup Mortgage Loan Trust, Inc.
2.417% due 07/25/2046 ^		147	128
2.622% due 03/25/2034		36	36
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		217	193
Countrywide Home Loan Mortgage Pass-Through Trust
2.550% due 09/25/2047 ^		97	88
GSR Mortgage Loan Trust
2.465% due 11/25/2035 ^		196	164
HarborView Mortgage Loan Trust
0.516% due 06/20/2035		1,098	1,043
4.802% due 08/19/2036 ^		54	48
HomeBanc Mortgage Trust
4.952% due 04/25/2037 ^		244	199
Luminent Mortgage Trust
0.354% due 12/25/2036 ^		104	82
MASTR Alternative Loan Trust
0.574% due 03/25/2036		112	28
Morgan Stanley Mortgage Loan Trust
2.121% due 06/25/2036		52	50
Residential Accredit Loans, Inc. Trust
3.568% due 02/25/2036 ^		221	166

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securitization Trust
0.574% due 01/25/2046 ^	$247	$130
Sequoia Mortgage Trust
2.336% due 01/20/2047 ^	87	72
Structured Adjustable Rate Mortgage Loan Trust
5.146% due 03/25/2036 ^	174	144
WaMu Mortgage Pass-Through Certificates Trust
1.782% due 01/25/2037 ^	176	151
1.937% due 04/25/2037 ^	115	100
2.011% due 12/25/2036 ^	107	94
2.237% due 09/25/2036 ^	185	168
Wells Fargo Mortgage-Backed Securities Trust
0.674% due 07/25/2037 ^	189	161

		4,529

U.S. GOVERNMENT AGENCIES 0.0%
Freddie Mac
5.000% due 07/01/2035 - 12/01/2039	42	47

Total United States (Cost $140,704)		139,871

VIRGIN ISLANDS (BRITISH) 0.6%

CORPORATE BONDS & NOTES 0.6%
Cheung Kong Infrastructure Finance BVI Ltd.
0.970% due 06/20/2017	$15,800	15,783
CNPC General Capital Ltd.
1.450% due 04/16/2016	22,400	22,408
Rosneft Finance S.A.
7.500% due 07/18/2016	6,200	6,334

Total Virgin Islands (British) (Cost $44,539)		44,525

SHORT-TERM INSTRUMENTS 5.3%

CERTIFICATES OF DEPOSIT 1.6%
Banco do Brasil S.A.
1.211% due 06/29/2015	$15,900	15,902
China Construction Bank Corp.
1.700% due 04/16/2015	44,500	44,497
Itau Unibanco Holding S.A.
1.151% due 06/04/2015	42,600	42,597
1.190% due 06/26/2015	23,700	23,699

		126,695

COMMERCIAL PAPER 1.6%
Amcor Ltd.
0.570% due 04/17/2015	5,100	5,099
Commonwealth Edison Co.
0.550% due 04/17/2015	5,200	5,199
0.550% due 04/21/2015	5,850	5,848
0.550% due 04/22/2015	5,200	5,198
Dominion Resources
0.530% due 04/14/2015	5,000	4,999
ENI Finance USA, Inc.
0.560% due 04/29/2015	8,350	8,347

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ERP Operating LP
0.650% due 04/23/2015	$7,800	$7,797
Glencore Funding LLC
0.620% due 04/20/2015	15,350	15,345
0.620% due 04/22/2015	10,150	10,146
Hyundai Capital America, Inc.
0.560% due 04/15/2015	19,000	18,996
0.600% due 04/21/2015	8,150	8,147
Mohawk Industries, Inc.
0.610% due 04/24/2015	7,500	7,497
Mondelez International, Inc.
0.540% due 04/22/2015	15,500	15,495
Thermo Fisher Scientific, inc.
0.670% due 04/06/2015	5,200	5,200
Virginia Electric & Power Co.
0.520% due 04/22/2015	2,600	2,599
0.520% due 04/23/2015	5,200	5,198

		131,110

SHORT-TERM NOTES 0.1%
Pacific Gas & Electric Co.
0.458% due 05/11/2015	8,700	8,700

U.S. TREASURY BILLS 2.0%
0.021% due 04/02/2015 - 06/25/2015 (b)(f)(h)	163,215	163,211

Total Short-Term Instruments (Cost $429,716)		429,716

Total Investments in Securities (Cost $8,532,980)		6,876,325

	SHARES
INVESTMENTS IN AFFILIATES 13.9%

SHORT-TERM INSTRUMENTS 13.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 13.9%
PIMCO Short-Term Floating NAV Portfolio	2,139	21
PIMCO Short-Term Floating NAV Portfolio III	112,077,749	1,111,475

Total Short-Term Instruments (Cost $1,111,448)		1,111,496

Total Investments in Affiliates (Cost $1,111,448)		1,111,496

Total Investments 99.9% (Cost $9,644,428)		$7,987,821

Financial Derivative Instruments (e)(g) (0.3%) (Cost or Premiums, net $(5,350))		(26,530)

Other Assets and Liabilities, net 0.4%		37,454

Net Assets 100.0%		$7,998,745

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Malaysia Government Bond	4.837%	07/15/2025	07/25/2014	$2,497	$2,152	0.03%
Malaysia Government Bond	5.248%	09/15/2028	07/30/2014	10,403	9,011	0.11%

				$12,900	$11,163	0.14%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

As of March 31, 2015, there were no open reverse repurchase agreements. The average amount of borrowings outstanding during the period ended March 31, 2015 was $1,003 at a weighted average interest rate of (0.702%).

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Freddie Mac	5.000%	04/01/2045	$3,000	$(3,311)	$(3,327)

Total Short Sales				$(3,311)	$(3,327)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	1.750%	09/16/2020	PLN	82,700	$(155)	$(36)	$26	$0
Pay	3-Month PLN-WIBOR	2.000%	09/16/2025		141,800	(465)	(376)	0	(8)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	$	51,000	67	(301)	0	(30)
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		208,600	(19,632)	(3,511)	0	(446)
Receive	3-Month USD-LIBOR	0.750%	06/19/2017	$	30,450	40	(128)	0	(18)
Pay	3-Month ZAR-JIBAR	7.250%	09/16/2020	ZAR	1,563,500	(1,165)	(1,468)	0	(35)
Pay	3-Month ZAR-JIBAR	8.340%	04/17/2024		10,000	40	40	1	0
Pay	3-Month ZAR-JIBAR	7.750%	09/16/2025		98,800	(65)	(77)	0	(4)
Receive	28-Day MXN-TIIE	4.380%	10/12/2016	MXN	33,800	0	6	0	(1)
Pay	28-Day MXN-TIIE	5.000%	10/10/2019		84,800	(38)	(32)	11	0
Pay	28-Day MXN-TIIE	5.270%	03/12/2020		531,800	(22)	(21)	84	0
Pay	28-Day MXN-TIIE	5.210%	03/13/2020		662,700	(150)	(150)	104	0
Pay	28-Day MXN-TIIE	6.960%	07/27/2020		210,000	1,076	(113)	38	0
Pay	28-Day MXN-TIIE	7.850%	05/28/2021		340,000	2,858	(653)	58	0
Pay	28-Day MXN-TIIE	6.650%	06/02/2021		456,750	1,819	(777)	75	0
Pay	28-Day MXN-TIIE	7.500%	06/02/2021		524,800	3,721	(859)	88	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		57,000	5	37	9	0
Pay	28-Day MXN-TIIE	6.750%	08/31/2021		52,700	225	(43)	8	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		570,100	20	(432)	85	0
Pay	28-Day MXN-TIIE	5.580%	11/10/2021		74,000	(17)	(17)	11	0
Pay	28-Day MXN-TIIE	6.000%	09/02/2022		243,255	223	(572)	30	0
Pay	28-Day MXN-TIIE	6.750%	09/02/2022		355,000	1,456	(898)	46	0
Pay	28-Day MXN-TIIE	5.000%	02/22/2023		407,600	(1,506)	(753)	44	0
Pay	28-Day MXN-TIIE	5.500%	02/22/2023		434,400	(627)	(357)	49	0
Pay	28-Day MXN-TIIE	6.000%	06/05/2023		7,000	4	(7)	1	0
Receive	28-Day MXN-TIIE	5.665%	01/23/2025		914,900	1,657	1,657	0	(92)
Pay	28-Day MXN-TIIE	7.380%	02/09/2029		525,600	3,896	(670)	113	0
Pay	28-Day MXN-TIIE	6.600%	05/21/2029		484,000	1,025	(1,544)	106	0
Pay	28-Day MXN-TIIE	6.600%	06/28/2029		230,000	466	(761)	50	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		964,000	2,630	220	213	0
Pay	28-Day MXN-TIIE	7.755%	02/02/2034		4,900	49	1	1	0
Pay	28-Day MXN-TIIE	5.000%	10/10/2019		84,800	(38)	13	11	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		373,400	30	29	59	0

						$(2,573)	$(12,553)	$1,321	$(634)

Total Swap Agreements						$(2,573)	$(12,553)	$1,321	$(634)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(f)	Securities with an aggregate market value of $18,276 and cash of $16,915 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$1,321	$1,321	$0	$0	$(634)	$(634)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		BRL	114,470	$		40,125	$4,259	$0
	04/2015		CLP	7,358,350			11,442	0	(329)
	04/2015		COP	8,654,700			3,394	70	0
	04/2015		HUF	193,886			676	0	(17)
	04/2015		ILS	337,238			85,230	481	0
	04/2015		MYR	117,260			32,491	901	0
	04/2015		RUB	1,475,924			22,614	0	(2,608)
	04/2015		TRY	21,889			8,351	0	(6)
	04/2015	$		35,683		BRL	114,470	184	0
	04/2015			3,394		CLP	2,106,826	0	(24)
	04/2015			37,384		JPY	4,468,564	0	(126)
	04/2015			14,371		PLN	54,170	0	(89)
	04/2015			135,891		TRY	345,569	15	(3,962)
	04/2015			180		ZAR	2,193	0	0
	05/2015		JPY	4,468,564	$		37,400	123	0
	05/2015		RUB	875,591			14,753	0	(23)
	05/2015		THB	23,074			706	0	(2)
	05/2015	$		3,604		MXN	54,526	0	(36)
	06/2015		COP	25,993,900	$		10,610	680	0
	06/2015		ILS	71,019			17,864	14	0
	06/2015	$		53,956		COP	128,981,818	0	(4,685)
	06/2015			88,730		MXN	1,354,556	0	(306)
	07/2015		BRL	123,599	$		44,693	7,008	0

BPS	04/2015			215,903			67,377	0	(271)
	04/2015		PEN	47,124			15,221	2	0
	04/2015	$		73,479		BRL	215,903	0	(5,831)
	04/2015			16,960		CLP	10,567,776	0	(56)
	04/2015			15,380		PEN	47,124	0	(161)
	05/2015			21,973		BRL	70,781	23	0
	06/2015		COP	72,513,489	$		30,109	2,409	0
	06/2015	$		11,984		COP	30,197,878	186	(646)
	07/2015		PEN	31,801	$		10,070	0	(45)
	09/2015			47,124			15,034	235	0
	10/2015		BRL	63,777			23,574	4,683	0
	01/2016			209,227			72,560	12,144	0
	07/2017			157,900			55,651	15,570	0

BRC	04/2015			70,781			22,546	474	(106)
	04/2015		CNY	342,424			55,082	0	(604)
	04/2015		HUF	4,969,079			17,944	183	(11)
	04/2015		MYR	58,252			15,705	12	0
	04/2015		PLN	31,048			8,187	11	(9)
	04/2015		RUB	305,524			4,864	0	(357)
	04/2015		TRY	2,842			1,090	0	(4)
	04/2015	$		22,534		BRL	70,781	0	(356)
	04/2015			17,375		CNH	108,933	166	0
	04/2015			42,561		CNY	263,162	245	0
	04/2015			561		HUF	151,701	0	(18)
	04/2015			27,158		ILS	108,385	79	0
	04/2015			35,478		INR	2,226,797	227	(2)

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		250,596		MYR	916,305	$0	$(3,743)
	04/2015			29,300		PLN	108,727	0	(635)
	04/2015			16,403		RON	64,336	0	(739)
	04/2015			9,087		RUB	561,821	514	0
	04/2015			16,940		TRY	44,490	47	0
	04/2015			25,673		ZAR	303,000	0	(806)
	04/2015		ZAR	143,359	$		12,235	469	0
	05/2015		CLP	11,275,298			17,447	0	(543)
	05/2015		MXN	15,782			1,039	6	0
	05/2015		RUB	46,716			787	0	(1)
	05/2015	$		3,493		BRL	11,493	78	0
	05/2015			2,340		IDR	29,226,600	0	(137)
	05/2015			27,946		KRW	31,453,223	365	0
	05/2015			8,578		MXN	129,249	0	(121)
	05/2015			35,798		THB	1,174,665	231	0
	06/2015		COP	16,406,520	$		6,760	493	0
	06/2015		INR	1,064,411			16,707	0	(154)
	02/2016		NGN	152,994			598	0	(4)

CBK	04/2015		BRL	79,231			30,371	5,545	0
	04/2015		HUF	1,153,533			4,193	67	0
	04/2015		IDR	12,103,230			919	0	(3)
	04/2015		PLN	73,335			19,599	363	(98)
	04/2015		RON	11,055			2,819	127	0
	04/2015		RUB	1,152,867			18,207	0	(1,494)
	04/2015		TRY	3,218			1,227	0	(2)
	04/2015	$		24,698		BRL	79,231	127	0
	04/2015			3,969		ILS	15,804	3	0
	04/2015			15,935		ZAR	196,777	216	(1)
	04/2015		ZAR	249,711	$		20,888	472	(77)
	05/2015		MXN	473,514			31,044	301	(239)
	05/2015		RUB	523,441			8,827	0	(6)
	05/2015		THB	897,559			27,519	57	(67)
	05/2015	$		2,980		IDR	37,935,400	0	(119)
	05/2015			16,582		MXN	250,384	30	(230)
	06/2015		COP	38,380,358	$		15,628	984	(17)
	06/2015	$		13,497		CLP	8,516,607	64	0
	06/2015			33,014		COP	83,379,950	309	(1,489)
	07/2015			35,447		PLN	132,280	0	(675)
	02/2016		NGN	1,122,672	$		4,368	0	(46)
	12/2016	$		5,536		RUB	392,931	45	0

DUB	04/2015		BRL	110,841	$		34,407	209	(532)
	04/2015		CLP	7,492,410			12,036	51	0
	04/2015		CNY	74,020			11,997	0	(42)
	04/2015		HUF	681,767			2,519	81	0
	04/2015		INR	146,525			2,321	0	(26)
	04/2015		MYR	371,322			100,801	766	0
	04/2015		PEN	22,311			7,472	267	0
	04/2015	$		34,552		BRL	110,841	178	0
	04/2015			15,000		MYR	53,648	0	(547)
	04/2015			7,187		PEN	22,311	19	(1)
	04/2015			5,352		PLN	19,680	0	(164)
	04/2015			182,499		TRY	474,970	1,228	(2,376)
	04/2015			33,910		ZAR	404,697	130	(826)
	05/2015		KRW	23,189,883	$		21,032	159	0
	05/2015		MXN	600,860			40,165	851	0
	05/2015		PHP	136,038			3,075	36	0
	05/2015		THB	502,894			15,412	0	(12)
	05/2015	$		20,664		BRL	68,180	523	0
	05/2015			10,513		IDR	135,985,655	0	(258)
	05/2015			11,700		KRW	13,148,460	135	0
	05/2015			612		MXN	9,181	0	(11)
	05/2015			30,170		THB	991,381	237	0
	06/2015		COP	9,984,553	$		3,979	174	(9)
	06/2015	$		94,441		COP	228,788,478	0	(7,044)
	07/2015		PEN	4,750	$		1,504	0	(7)
	09/2015	$		5,220		CNY	31,920	0	(93)
	01/2016		BRL	267,581	$		91,200	13,934	0

FBF	04/2015			713,831			224,693	1,030	0
	04/2015		MYR	2,579			707	12	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		222,516		BRL	713,831	$1,147	$0
	04/2015			2		JPY	279	0	0
	04/2015			594,959		MXN	8,732,513	0	(23,089)
	04/2015			37		MYR	135	0	0
	05/2015		KRW	200,394	$		182	1	0
	05/2015		MXN	87,972			5,911	155	0
	05/2015		RUB	26,256			446	3	0
	05/2015	$		222,239		BRL	711,966	0	(995)
	05/2015			20,000		KRW	22,106,000	0	(102)
	06/2015		COP	12,966,503	$		5,571	618	0
	07/2015		BRL	11,824			4,213	608	0

GLM	04/2015			50,822			15,842	0	(82)
	04/2015	$		16,129		BRL	50,822	0	(205)
	04/2015			29,705		COP	79,668,810	898	0
	04/2015			126,336		ILS	500,280	171	(786)
	04/2015			29,277		PLN	108,972	0	(548)
	04/2015			106,800		ZAR	1,279,166	316	(2,134)
	04/2015		ZAR	143,475	$		11,840	65	0
	05/2015		MXN	15,419			1,023	14	0
	05/2015	$		30,251		BRL	97,801	141	0
	05/2015			13,996		IDR	181,738,060	0	(291)
	05/2015			8,658		MXN	129,890	0	(159)
	05/2015			14,582		PHP	645,232	0	(167)
	06/2015		COP	1,499,574	$		586	13	0
	06/2015		ILS	339,793			86,204	804	0
	07/2015	$		971		PLN	3,637	0	(15)
	09/2015		PEN	3,014	$		950	3	0
	10/2015		BRL	74,623			27,457	5,353	0
	01/2016			584,732			199,900	31,055	0

HUS	04/2015			670,434			208,988	0	(1,077)
	04/2015		CNY	245,584			39,832	0	(115)
	04/2015		IDR	12,096,640			922	0	0
	04/2015		MYR	8,457			2,269	0	(9)
	04/2015		PEN	70,509			22,774	4	0
	04/2015	$		231,069		BRL	670,434	0	(21,003)
	04/2015			3,034		CNH	19,125	43	0
	04/2015			44,072		CNY	272,344	230	(4)
	04/2015			80,697		EUR	73,496	0	(1,671)
	04/2015			22,628		PEN	70,509	143	0
	04/2015			7,974		PLN	29,978	12	(83)
	04/2015			677		SGD	907	0	(16)
	04/2015			74,222		TRY	193,404	248	(626)
	04/2015		ZAR	380,913	$		30,736	101	(627)
	05/2015		EUR	73,496			80,733	1,671	0
	05/2015		RUB	55,327			933	0	(1)
	05/2015		THB	30,557			932	1	(6)
	05/2015	$		50,000		BRL	161,950	326	0
	05/2015			4,370		IDR	54,603,150	0	(255)
	05/2015			39,135		MXN	589,605	1	(559)
	05/2015			20,000		PHP	899,200	88	0
	05/2015			10,000		THB	327,100	33	0
	06/2015		CNY	13,216	$		2,134	0	(2)
	06/2015		COP	84,414,825			33,570	1,325	(1)
	07/2015		PLN	151,242			40,328	572	0
	02/2016	$		8,713		NGN	2,294,055	307	0

JPM	04/2015		BRL	1,115,963	$		352,256	5,008	(2,414)
	04/2015		IDR	373,770,913			28,478	56	(61)
	04/2015		ILS	287,231			72,500	318	0
	04/2015		INR	1,521,690			23,888	0	(531)
	04/2015		MXN	15,103			1,000	11	0
	04/2015		MYR	118,492			32,587	665	0
	04/2015		PEN	104,505			35,099	1,350	0
	04/2015		PLN	15,942			4,280	78	(1)
	04/2015		RUB	1,147,573			18,159	0	(1,451)
	04/2015	$		365,895		BRL	1,115,963	1,002	(17,235)
	04/2015			108,676		HUF	30,229,184	0	(563)
	04/2015			10,512		INR	660,364	66	0
	04/2015			33,755		PEN	104,505	0	(5)
	04/2015			427		PLN	1,564	0	(14)
	04/2015			10,469		RON	40,885	0	(515)
	04/2015			578		ZAR	7,251	17	0

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015		ZAR	579,217	$		48,728	$1,361	$(169)
	05/2015		INR	600,352			9,540	0	(52)
	05/2015		KRW	39,516,078			35,826	257	0
	05/2015		PHP	1,556,100			35,000	237	0
	05/2015		THB	53,321			1,617	2	(20)
	05/2015	$		325,750		BRL	1,056,082	2,428	0
	05/2015			39,323		IDR	487,708,970	0	(2,623)
	05/2015			9,540		INR	600,352	52	0
	05/2015			38,462		KRW	43,223,596	444	0
	05/2015			49,413		MXN	725,314	0	(1,956)
	05/2015			342,609		THB	11,263,414	2,858	0
	06/2015		COP	9,265,258	$		3,797	268	(10)
	06/2015	$		39,078		THB	1,313,818	1,169	0
	07/2015		BRL	214,571	$		77,456	12,034	0
	07/2015		PLN	68,165			18,331	412	0
	07/2015	$		191,018		PLN	717,328	0	(2,458)
	09/2015			5,000		CNY	31,950	132	0
	02/2016			5,943		NGN	1,527,352	62	0
	04/2016		BRL	536,000	$		167,723	16,377	0

MSB	04/2015			714,562			222,744	0	(1,148)
	04/2015		INR	660,364			10,512	0	(81)
	04/2015		PLN	3,239			869	15	0
	04/2015		RUB	1,576,440			24,496	0	(2,443)
	04/2015	$		244,832		BRL	714,562	447	(21,387)
	04/2015			12,292		CLP	7,622,457	0	(99)
	04/2015			85,569		RUB	5,096,506	1,523	0
	04/2015			12,091		TRY	31,901	89	0
	04/2015			143		ZAR	1,786	3	0
	04/2015		ZAR	9,215	$		776	20	0
	05/2015		RUB	5,096,506			84,526	0	(1,480)
	06/2015		COP	50,328,556			19,287	62	0
	09/2015	$		9,458		PEN	30,076	0	(12)

NGF	04/2015		BRL	2,262	$		775	66	0
	04/2015		COP	26,681,160			10,455	206	0
	04/2015		HUF	2,082,922			7,696	247	0
	04/2015		IDR	201,671,130			15,383	15	0
	04/2015		INR	1,578,250			25,000	0	(281)
	04/2015	$		705		BRL	2,262	4	0
	04/2015			10,455		CLP	6,490,150	0	(73)
	05/2015		KRW	32,491,824	$		29,431	182	0
	05/2015		MXN	210,436			14,073	304	0
	04/2016		BRL	134,000			41,973	4,137	0

SCX	04/2015		CNY	93,346			15,046	0	(138)
	04/2015		MYR	55,605			15,000	21	0
	04/2015	$		26,960		IDR	352,138,908	5	(131)
	04/2015			17,345		MYR	62,8961		(401)
	04/2015			30,000		SGD	41,150	0	(25)
	05/2015			15,398		IDR	198,006,017	0	(466)

SOG	04/2015		IDR	62,598,524	$		4,727	0	(43)
	04/2015	$		1,040		ZAR	12,214	0	(38)
	05/2015		THB	67,610	$		2,063	0	(11)
	07/2015		PLN	131,186			35,270	786	0

UAG	04/2015		EUR	73,496			83,586	4,560	0
	04/2015		IDR	178,515,495			13,419	0	(185)
	04/2015		INR	6,088,855			97,111	0	(600)
	04/2015		JPY	4,468,843			37,403	142	0
	04/2015		MYR	95,209			25,711	61	0
	04/2015	$		45,937		IDR	589,009,604	0	(1,052)
	04/2015			103,105		INR	6,448,159	485	(113)
	05/2015		MXN	505,413	$		34,294	1,225	0
	05/2015	$		39,350		IDR	500,743,724	0	(1,588)
	05/2015			27,289		MXN	410,008	0	(463)
	05/2015			7,490		THB	246,421	68	0
	06/2015		CNY	1,020	$		164	0	(1)
	06/2015	$		95,789		INR	6,088,855	661	0
	07/2015			25,652		BRL	70,851	0	(4,050)
	10/2015		BRL	72,813	$		25,652	4,084	0

Total Forward Foreign Currency Contracts								$193,869	$(165,099)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC USD versus BRL	BRL	3.000	04/23/2015	$	67,600	$454	$210

HUS	Put - OTC EUR versus USD	$	1.090	05/01/2015	EUR	78,200	1,023	1,883

							$1,477	$2,093

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR	13	$4,717	$7,314

						$4,717	$7,314

Total Purchased Options						$6,194	$9,407

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/15/2015	$	25,574	$(696)	$(4,856)

BRC	Call - OTC USD versus JPY	JPY	121.000	04/15/2015		59,700	(383)	(246)

DUB	Call - OTC USD versus BRL	BRL	4.000	03/10/2016		16,200	(507)	(607)
	Put - OTC USD versus ILS	ILS	3.850	06/02/2015		55,400	(356)	(221)
	Call - OTC USD versus ILS		4.200	06/02/2015		55,400	(239)	(150)

FBF	Put - OTC USD versus KRW	KRW	1,050.000	04/14/2015		14,488	(106)	0
	Call - OTC USD versus KRW		1,125.000	04/14/2015		14,488	(75)	(45)

HUS	Put - OTC EUR versus USD	$	1.060	05/01/2015	EUR	78,200	(375)	(780)
	Call - OTC EUR versus USD		1.120	05/01/2015		78,200	(532)	(192)

JPM	Call - OTC USD versus INR	INR	62.330	04/24/2015	$	39,500	(612)	(310)
	Put - OTC USD versus INR		62.330	04/24/2015		39,500	(612)	(188)
	Put - OTC USD versus INR		62.000	07/28/2015		41,400	(196)	(268)

MSB	Call - OTC USD versus INR		64.700	04/10/2015		45,200	(249)	(2)

UAG	Put - OTC USD versus JPY	JPY	115.000	04/15/2015		113,900	(794)	(28)

							$(5,732)	$(7,893)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	13	$(4,639)	$(2,861)

						$(4,639)	$(2,861)

Total Written Options						$(10,371)	$(10,754)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	$866,428	EUR	0	$(8,699)
Sales	2,444,057		1,107,913	(27,578)
Closing Buys	(678,458)		(436,800)	8,838
Expirations	(1,488,927)		(406,500)	12,113
Exercised	(622,350)		(108,200)	4,955

Balance at End of Period	$520,750	EUR	156,413	$(10,371)

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

ASSET SWAPS

Counterparty	Underlying Asset	Receive	Pay	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CBK	Malaysia Government International Bond 4.262% due 09/15/2016	Cash Flow from Underlying Asset	6-Month USD-LIBOR	09/19/2016	$ 30,052	$915	$(3,313)	$0	$(2,398)

DUB	Indonesia Government International Bond 11.000% due 10/15/2014	Cash Flow from Underlying Asset	6-Month USD-LIBOR	07/22/2017	4,066	(455)	(903)	0	(1,358)

						$460	$(4,216)	$0	$(3,756)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Export-Import Bank of China	1.000%	09/20/2016	0.486%	$700	$(20)	$25	$5	$0
	South Africa Government International Bond	1.000%	06/20/2015	0.693%	102,300	589	(484)	105	0

BPS	South Africa Government International Bond	1.000%	09/20/2015	0.693%	13,200	88	(64)	24	0

BRC	South Africa Government International Bond	1.000%	06/20/2015	0.693%	9,200	46	(36)	10	0
	South Africa Government International Bond	1.000%	09/20/2015	0.693%	4,400	30	(22)	8	0

DUB	Brazil Government International Bond	1.000%	03/20/2016	1.195%	900	(2)	0	0	(2)
	South Africa Government International Bond	1.000%	09/20/2015	0.693%	4,600	28	(20)	8	0

FBF	Qatar Government International Bond	1.000%	03/20/2016	0.299%	25,000	(153)	333	180	0

GST	Brazil Government International Bond	1.000%	03/20/2016	1.195%	15,800	(24)	0	0	(24)
	Russia Government International Bond	1.000%	03/20/2016	3.670%	6,000	(16)	(136)	0	(152)

HUS	Qatar Government International Bond	1.000%	06/20/2016	0.344%	500	(4)	8	4	0

JPM	Russia Government International Bond	1.000%	03/20/2016	3.670%	14,300	(42)	(320)	0	(362)

MYC	Brazil Government International Bond	1.000%	03/20/2016	1.195%	10,300	(2)	(14)	0	(16)
	Export-Import Bank of China	1.000%	09/20/2016	0.486%	1,000	(27)	35	8	0
	Qatar Government International Bond	1.000%	06/20/2016	0.344%	13,000	(4)	114	110	0

						$487	$(581)	$462	$(556)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.420%	01/02/2017	BRL	365,800	$423	$(10,752)	$0	$(10,329)
	Pay	1-Year BRL-CDI	8.910%	01/02/2017		79,200	80	(1,972)	0	(1,892)
	Receive	1-Year BRL-CDI	10.910%	01/02/2017		276,900	1,080	996	2,076	0
	Pay	1-Year BRL-CDI	11.610%	01/02/2018		381,600	(1,527)	(1,805)	0	(3,332)
	Pay	3-Month COP-IBR Compounded-OIS	5.310%	08/29/2019	COP	2,970,000	0	14	14	0
	Pay	3-Month MYR-KLIBOR	4.160%	07/22/2020	MYR	130,500	0	575	575	0
	Pay	3-Month MYR-KLIBOR	4.170%	07/27/2020		81,600	(6)	421	415	0
	Pay	6-Month THB-THBFIX	3.320%	11/12/2018	THB	85,000	0	154	154	0
	Pay	6-Month THB-THBFIX	3.390%	11/13/2018		81,000	0	153	153	0
	Pay	6-Month THB-THBFIX	3.320%	07/27/2020		1,382,300	0	2,435	2,435	0

BPS	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	145,200	(13)	(202)	0	(215)
	Receive	1-Year BRL-CDI	12.255%	01/02/2017		856,600	(471)	661	190	0
	Pay	1-Year BRL-CDI	11.610%	01/02/2018		145,200	(375)	(893)	0	(1,268)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		493,200	7	(1,833)	0	(1,826)
	Pay	1-Year BRL-CDI	12.985%	01/02/2018		52,800	0	1	1	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		182,500	8	(516)	0	(508)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		103,900	172	321	493	0
	Pay	6-Month THB-THBFIX	3.480%	01/14/2021	THB	456,100	0	1,021	1,021	0
	Pay	6-Month THB-THBFIX	3.415%	01/21/2021		291,760	(1)	583	582	0
	Pay	6-Month THB-THBFIX	3.385%	01/23/2021		266,600	(1)	517	516	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Pay	1-Year BRL-CDI	8.180%	01/02/2017	BRL	97,400	$(260)	$(2,751)	$0	$(3,011)
	Pay	3-Month MYR-KLIBOR	3.720%	06/14/2015	MYR	83,000	0	(3)	0	(3)
	Pay	3-Month MYR-KLIBOR	3.175%	07/09/2017		39,930	0	(128)	0	(128)
	Pay	3-Month ZAR-JIBAR	7.250%	12/18/2018	ZAR	454,300	9	171	180	0
	Pay	3-Month ZAR-JIBAR	7.500%	12/17/2019		170,600	58	90	148	0
	Pay	3-Month ZAR-JIBAR	6.500%	03/20/2020		579,200	85	(1,635)	0	(1,550)
	Pay	3-Month ZAR-JIBAR	7.545%	09/17/2020		99,000	(6)	86	80	0
	Pay	3-Month ZAR-JIBAR	8.000%	12/18/2023		571,800	230	918	1,148	0
	Pay	6-Month HUF-BBR	6.150%	09/15/2015	HUF	4,689,200	97	754	851	0
	Pay	6-Month THB-THBFIX	3.395%	06/22/2020	THB	285,000	0	547	547	0

CBK	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	317,400	(46)	(424)	0	(470)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		158,700	(560)	(282)	0	(842)
	Pay	3-Month MYR-KLIBOR	3.360%	04/17/2018	MYR	96,080	(1)	(262)	0	(263)
	Pay	3-Month MYR-KLIBOR	3.325%	04/24/2018		61,900	0	(188)	0	(188)
	Pay	3-Month ZAR-JIBAR	6.500%	11/16/2016	ZAR	47,100	(13)	6	0	(7)
	Pay	6-Month PLN-WIBOR	4.650%	11/16/2016	PLN	31,100	(4)	478	474	0
	Pay	6-Month THB-THBFIX	3.520%	01/13/2021	THB	36,700	0	80	80	0
	Pay	6-Month THB-THBFIX	3.480%	01/14/2021		243,000	0	514	514	0
	Pay	6-Month THB-THBFIX	3.410%	01/15/2021		177,700	(1)	355	354	0
	Pay	6-Month THB-THBFIX	3.420%	01/17/2021		483,840	0	967	967	0
	Pay	28-Day MXN-TIIE	8.050%	12/26/2018	MXN	50	0	0	0	0

DUB	Pay	1-Year BRL-CDI	9.210%	01/02/2017	BRL	107,800	0	(2,328)	0	(2,328)
	Pay	1-Year BRL-CDI	11.610%	01/02/2018		222,500	(366)	(1,577)	0	(1,943)
	Receive	1-Year BRL-CDI	11.160%	01/04/2021		52,300	25	747	772	0
	Receive	1-Year BRL-CDI	11.500%	01/04/2021		32,600	202	158	360	0
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		62,720	126	172	298	0
	Pay	3-Month CNY-CNREPOFIX	3.210%	03/03/2017	CNY	813,410	0	(1,001)	0	(1,001)
	Receive	3-Month CNY-CNREPOFIX	3.130%	03/03/2020		332,800	0	1,361	1,361	0
	Pay	3-Month COP-IBR Compounded-OIS	5.320%	03/17/2020	COP	23,430,000	(1)	32	31	0
	Pay	3-Month MYR-KLIBOR	3.175%	07/09/2017	MYR	45,000	0	(144)	0	(144)
	Pay	3-Month MYR-KLIBOR	3.335%	04/19/2018		47,916	0	(141)	0	(141)
	Pay	3-Month MYR-KLIBOR	4.020%	09/20/2020		95,600	(6)	232	226	0
	Pay	6-Month THB-THBFIX	3.350%	11/08/2018	THB	99,000	0	162	162	0
	Pay	6-Month THB-THBFIX	3.340%	11/11/2018		73,000	0	118	118	0
	Pay	6-Month THB-THBFIX	3.370%	11/14/2018		81,000	0	128	128	0
	Pay	6-Month THB-THBFIX	2.175%	01/29/2020		38,900	0	0	0	0
	Pay	6-Month THB-THBFIX	3.480%	01/14/2021		157,700	0	334	334	0
	Pay	6-Month THB-THBFIX	3.410%	01/15/2021		126,900	(1)	254	253	0
	Pay	6-Month THB-THBFIX	3.410%	01/21/2021		255,630	(1)	505	504	0
	Pay	6-Month THB-THBFIX	3.390%	01/23/2021		236,600	(1)	461	460	0
	Pay	6-Month THB-THBFIX	2.580%	01/29/2025		274,300	(1)	(23)	0	(24)

FBF	Receive	1-Year BRL-CDI	12.255%	01/02/2017	BRL	509,800	(24)	137	113	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		283,500	(699)	(91)	0	(790)
	Pay	28-Day MXN-TIIE	6.350%	09/01/2023	MXN	267,000	23	556	579	0

GLM	Pay	1-Year BRL-CDI	8.720%	01/02/2017	BRL	29,100	80	(831)	0	(751)
	Receive	1-Year BRL-CDI	12.255%	01/02/2017		227,400	(107)	157	50	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		62,200	(77)	(96)	0	(173)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		86,400	200	211	411	0
	Pay	3-Month COP-IBR Compounded-OIS	6.200%	03/21/2024	COP	33,520,000	(9)	166	157	0
	Pay	3-Month COP-IBR Compounded-OIS	6.120%	10/16/2024		30,627,000	(4)	46	42	0
	Pay	3-Month ZAR-JIBAR	7.500%	12/17/2024	ZAR	17,667	(9)	(11)	0	(20)
	Pay	28-Day MXN-TIIE	7.220%	08/25/2028	MXN	180,800	(34)	1,183	1,149	0
	Pay	28-Day MXN-TIIE	7.245%	09/06/2028		100,000	(1)	665	664	0

GST	Pay	3-Month ZAR-JIBAR	7.500%	06/19/2018	ZAR	93,400	(24)	131	107	0
	Pay	3-Month ZAR-JIBAR	7.250%	12/18/2018		225,800	(69)	159	90	0
	Pay	3-Month ZAR-JIBAR	7.500%	12/17/2019		201,400	66	108	174	0

HUS	Pay	1-Year BRL-CDI	8.320%	01/02/2017	BRL	531,100	672	(16,257)	0	(15,585)
	Receive	1-Year BRL-CDI	12.255%	01/02/2017		267,200	(201)	260	59	0
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		188,800	76	(971)	0	(895)
	Pay	1-Year BRL-CDI	12.800%	01/04/2021		173,600	(384)	550	166	0
	Pay	3-Month COP-IBR Compounded-OIS	6.200%	03/21/2024	COP	33,140,000	(9)	164	155	0
	Pay	3-Month ZAR-JIBAR	7.500%	12/18/2018	ZAR	563,800	(100)	707	607	0
	Receive	3-Month ZAR-JIBAR	7.750%	12/17/2019		56,100	2	(97)	0	(95)
	Pay	3-Month ZAR-JIBAR	7.500%	06/19/2023		306,700	(515)	384	0	(131)
	Pay	3-Month ZAR-JIBAR	7.500%	12/17/2024		35,333	(15)	(25)	0	(40)

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	6-Month HUF-BBR	6.150%	09/15/2015	HUF	8,385,000	$(96)	$1,619	$1,523	$0
	Pay	6-Month THB-THBFIX	2.260%	12/18/2019	THB	1,418,500	(3)	269	266	0
	Pay	6-Month THB-THBFIX	2.123%	01/28/2020		221,900	0	(14)	0	(14)
	Pay	6-Month THB-THBFIX	2.505%	01/28/2025		389,100	(1)	(109)	0	(110)

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	483,800	(92)	(624)	0	(716)
	Pay	1-Year BRL-CDI	11.610%	01/02/2018		186,500	(271)	(1,358)	0	(1,629)
	Pay	3-Month COP-IBR Compounded-OIS	5.220%	03/13/2019	COP	5,000,000	(1)	16	15	0
	Pay	3-Month MYR-KLIBOR	3.720%	06/11/2015	MYR	64,000	0	(2)	0	(2)
	Pay	3-Month MYR-KLIBOR	3.370%	08/17/2016		462,100	97	(615)	0	(518)
	Pay	3-Month MYR-KLIBOR	3.330%	04/19/2018		40,940	0	(123)	0	(123)
	Pay	3-Month MYR-KLIBOR	4.260%	11/02/2020		18,600	0	104	104	0
	Pay	3-Month ZAR-JIBAR	6.500%	03/20/2020	ZAR	464,400	113	(1,356)	0	(1,243)
	Pay	3-Month ZAR-JIBAR	8.000%	06/19/2023		118,200	(132)	383	251	0
	Pay	6-Month HUF-BBR	6.000%	09/15/2015	HUF	4,380,900	0	772	772	0
	Pay	6-Month HUF-BBR	6.150%	09/15/2015		300,000	(8)	63	55	0
	Pay	6-Month THB-THBFIX	3.480%	08/19/2016	THB	5,055,400	328	3,479	3,807	0
	Pay	6-Month THB-THBFIX	3.320%	07/29/2020		413,900	(4)	731	727	0

MYC	Pay	1-Year BRL-CDI	8.220%	01/02/2017	BRL	9,100	(5)	(272)	0	(277)
	Pay	1-Year BRL-CDI	8.630%	01/02/2017		43,100	3	(1,194)	0	(1,191)
	Pay	1-Year BRL-CDI	8.640%	01/02/2017		478,400	2,851	(14,647)	0	(11,796)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		989,930	(2,079)	(1,586)	0	(3,665)
	Pay	3-Month COP-IBR Compounded-OIS	4.795%	03/03/2020	COP	28,095,000	0	(209)	0	(209)
	Pay	6-Month HUF-BBR	6.180%	08/24/2020	HUF	2,950,000	0	2,534	2,534	0

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017	BRL	17,400	(18)	(516)	0	(534)
	Pay	1-Year BRL-CDI	8.590%	01/02/2017		75,000	0	(2,102)	0	(2,102)
	Pay	1-Year BRL-CDI	8.900%	01/02/2017		193,500	272	(4,912)	0	(4,640)
	Receive	1-Year BRL-CDI	10.910%	01/02/2017		28,300	118	94	212	0
	Pay	1-Year BRL-CDI	11.610%	01/02/2018		490,200	(656)	(3,625)	0	(4,281)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		435,100	(314)	(1,297)	0	(1,611)

							$(2,120)	$(48,670)	$33,764	$(84,554)

Total Swap Agreements							$(1,173)	$(53,467)	$34,226	$(88,866)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(h)	Securities with an aggregate market value of $129,541 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$13,735	$0	$5,932	$19,667	$(12,213)	$(4,856)	$(15,553)	$(32,622)	$(12,955)	$12,637	$(318)
BPS	35,252	0	2,827	38,079	(7,010)	0	(3,817)	(10,827)	27,252	(26,420)	832
BRC	3,600	0	2,972	6,572	(8,350)	(246)	(4,692)	(13,288)	(6,716)	7,530	814
CBK	8,710	0	2,389	11,099	(4,563)	0	(4,168)	(8,731)	2,368	(2,610)	(242)
DUB	18,978	210	5,015	24,203	(11,948)	(978)	(6,941)	(19,867)	4,336	(4,380)	(44)
FBF	3,574	7,314	872	11,760	(24,186)	(2,906)	(790)	(27,882)	(16,122)	16,715	593
GLM	38,833	0	2,473	41,306	(4,387)	0	(944)	(5,331)	35,975	(38,800)	(2,825)
GST	0	0	371	371	0	0	(176)	(176)	195	(330)	(135)
HUS	5,105	1,883	2,780	9,768	(26,055)	(972)	(16,870)	(43,897)	(34,129)	38,570	4,441
JPM	46,664	0	5,731	52,395	(30,078)	(766)	(4,593)	(35,437)	16,958	(17,197)	(239)
MSB	2,159	0	0	2,159	(26,650)	(2)	0	(26,652)	(24,493)	26,730	2,237
MYC	0	0	2,652	2,652	0	0	(17,154)	(17,154)	(14,502)	11,794	(2,708)
NGF	5,161	0	0	5,161	(354)	0	0	(354)	4,807	(6,270)	(1,463)
SCX	26	0	0	26	(1,161)	0	0	(1,161)	(1,135)	1,245	110
SOG	786	0	0	786	(92)	0	0	(92)	694	(570)	124
UAG	11,286	0	212	11,498	(8,052)	(28)	(13,168)	(21,248)	(9,750)	11,430	1,680

Total Over the Counter	$193,869	$9,407	$34,226	$237,502	$(165,099)	$(10,754)	$(88,866)	$(264,719)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Schedule of Investments PIMCO Emerging Local Bond Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,321	$1,321

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$193,869	$0	$193,869
Purchased Options	0	0	7,314	2,093	0	9,407
Swap Agreements	0	462	0	0	33,764	34,226

	$0	$462	$7,314	$195,962	$33,764	$237,502

	$0	$462	$7,314	$195,962	$35,085	$238,823

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$634	$634

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$165,099	$0	$165,099
Written Options	0	0	2,861	7,893	0	10,754
Swap Agreements	0	4,312	0	0	84,554	88,866

	$0	$4,312	$2,861	$172,992	$84,554	$264,719

	$0	$4,312	$2,861	$172,992	$85,188	$265,353

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(4,973)	$(4,973)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(88,633)	$0	$(88,633)
Purchased Options	0	0	0	(2,542)	(1,521)	(4,063)
Written Options	0	20	0	18,272	0	18,292
Swap Agreements	0	(12,011)	0	32	14,469	2,490

	$0	$(11,991)	$0	$(72,871)	$12,948	$(71,914)

	$0	$(11,991)	$0	$(72,871)	$7,975	$(76,887)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(10,801)	$(10,801)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(54,737)	$0	$(54,737)
Purchased Options	0	0	2,597	1,096	0	3,693
Written Options	0	0	1,778	(5,996)	0	(4,218)
Swap Agreements	0	6,628	0	(7)	81,514	88,135

	$0	$6,628	$4,375	$(59,644)	$81,514	$32,873

	$0	$6,628	$4,375	$(59,644)	$70,713	$22,072

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bermuda
Corporate Bonds & Notes	$0	$927	$0	$927
Brazil
Corporate Bonds & Notes	0	219,341	0	219,341
Sovereign Issues	0	873,179	0	873,179
Cayman Islands
Asset-Backed Securities	0	4,128	0	4,128
Corporate Bonds & Notes	0	27,539	2,703	30,242
Chile
Corporate Bonds & Notes	0	19,704	0	19,704
Sovereign Issues	0	7,176	0	7,176
China
Common Stocks	2,329	0	0	2,329
Corporate Bonds & Notes	0	19,083	0	19,083
Sovereign Issues	0	4,319	0	4,319
Colombia
Corporate Bonds & Notes	0	52,531	0	52,531
Sovereign Issues	0	418,887	0	418,887
El Salvador
Sovereign Issues	0	6,559	0	6,559
Germany
Corporate Bonds & Notes	0	1,802	0	1,802
Hong Kong
Corporate Bonds & Notes	0	21,271	0	21,271
Hungary
Sovereign Issues	0	22,627	0	22,627
India
Corporate Bonds & Notes	0	32,143	0	32,143
Indonesia
Corporate Bonds & Notes	0	64,009	0	64,009
Sovereign Issues	0	748,277	0	748,277
Ireland
Corporate Bonds & Notes	0	120,399	0	120,399
Israel
Corporate Bonds & Notes	0	14,825	0	14,825
Kazakhstan
Corporate Bonds & Notes	0	57,861	0	57,861
Luxembourg
Corporate Bonds & Notes	0	296,471	0	296,471
Malaysia
Corporate Bonds & Notes	0	821	0	821
Sovereign Issues	0	473,694	0	473,694
Mexico
Corporate Bonds & Notes	0	146,684	302	146,986
Sovereign Issues	0	158,031	0	158,031
Netherlands
Corporate Bonds & Notes	0	8,908	0	8,908
Nigeria
Sovereign Issues	0	25,140	0	25,140
Peru
Sovereign Issues	0	82,727	0	82,727
Philippines
Corporate Bonds & Notes	0	979	0	979
Sovereign Issues	0	61,955	0	61,955
Poland
Sovereign Issues	0	664,346	0	664,346
Qatar
Corporate Bonds & Notes	0	2,498	0	2,498

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Romania
Sovereign Issues	$0	$154,045	$0	$154,045
Russia
Corporate Bonds & Notes	0	19,484	0	19,484
Sovereign Issues	0	89,599	0	89,599
South Africa
Corporate Bonds & Notes	0	2,081	0	2,081
Sovereign Issues	0	699,067	0	699,067
South Korea
Corporate Bonds & Notes	0	30,052	0	30,052
Sovereign Issues	0	30,337	0	30,337
Sri Lanka
Sovereign Issues	0	6,123	0	6,123
Thailand
Sovereign Issues	0	67,333	0	67,333
Turkey
Corporate Bonds & Notes	0	13,590	0	13,590
Sovereign Issues	0	486,327	0	486,327
United States
Asset-Backed Securities	0	6,657	0	6,657
Corporate Bonds & Notes	0	128,638	0	128,638
Mortgage-Backed Securities	0	4,529	0	4,529
U.S. Government Agencies	0	47	0	47
Virgin Islands (British)
Corporate Bonds & Notes	0	44,525	0	44,525
Short-Term Instruments
Certificates of Deposit	0	126,695	0	126,695
Commercial Paper	0	131,110	0	131,110
Short-Term Notes	0	8,700	0	8,700
U.S. Treasury Bills	0	163,211	0	163,211
	$2,329	$6,870,991	$3,005	$6,876,325

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,111,496	$0	$0	$1,111,496

Total Investments	$1,113,825	$6,870,991	$3,005	$7,987,821

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(3,327)	$0	$(3,327)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	1,321	0	1,321
Over the counter	0	237,502	0	237,502
	$0	$238,823	$0	$238,823

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(634)	0	(634)
Over the counter	0	(264,719)	0	(264,719)
	$0	$(265,353)	$0	$(265,353)

Totals	$1,113,825	$6,841,134	$3,005	$7,957,964

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Schedule of Investments PIMCO Emerging Markets Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.5%

AZERBAIJAN 0.7%

SOVEREIGN ISSUES 0.7%
Republic of Azerbaijan International Bond
4.750% due 03/18/2024	$15,200	$15,211

Total Azerbaijan (Cost $14,928)		15,211

BRAZIL 10.4%

CORPORATE BONDS & NOTES 10.3%
Banco BTG Pactual S.A.
4.000% due 01/16/2020	$3,300	3,028
Banco do Brasil S.A.
3.875% due 10/10/2022	32,850	30,419
9.250% due 04/15/2023 (c)	2,500	2,232
Brazil Minas SPE Via State of Minas Gerais
5.333% due 02/15/2028	10,100	9,696
BRF S.A.
4.750% due 05/22/2024	10,300	10,043
Caixa Economica Federal
3.500% due 11/07/2022	7,800	6,981
4.250% due 05/13/2019	10,300	9,934
Centrais Eletricas Brasileiras S.A.
5.750% due 10/27/2021	19,135	16,647
6.875% due 07/30/2019	24,550	23,131
CSN Islands Corp.
6.875% due 09/21/2019 (d)	2,910	2,619
Petrobras Global Finance BV
3.000% due 01/15/2019	1,500	1,299
5.375% due 01/27/2021	4,400	4,013
5.625% due 05/20/2043	8,900	7,253
5.750% due 01/20/2020	23,746	22,135
6.250% due 03/17/2024	10,400	9,831
6.750% due 01/27/2041	2,600	2,314
6.875% due 01/20/2040	3,600	3,289
7.875% due 03/15/2019	64,360	65,872
Samarco Mineracao S.A.
5.750% due 10/24/2023	8,900	8,606
Vale Overseas Ltd.
8.250% due 01/17/2034	1,755	1,970

		241,312

SOVEREIGN ISSUES 0.1%
Brazil Government International Bond
5.625% due 01/07/2041	1,350	1,380

Total Brazil (Cost $267,784)		242,692

CAYMAN ISLANDS 2.1%

CORPORATE BONDS & NOTES 2.1%
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020	$500	549
CAR, Inc.
6.125% due 02/04/2020	2,500	2,548
ENN Energy Holdings Ltd.
6.000% due 05/13/2021	6,700	7,526
Interoceanica Finance Ltd.
0.000% due 05/15/2030	7,400	3,841
Mongolian Mining Corp.
8.875% due 03/29/2017	1,075	758
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021	35,419	30,726
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	3,511	2,704

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 10/01/2022		$1,995	$1,556

Total Cayman Islands (Cost $56,055)			50,208

CHILE 2.7%

CORPORATE BONDS & NOTES 2.6%
Banco del Estado de Chile
3.875% due 02/08/2022		$200	206
Banco Santander Chile
3.875% due 09/20/2022		3,610	3,698
Celulosa Arauco y Constitucion S.A.
5.000% due 01/21/2021		3,300	3,498
Corp. Nacional del Cobre de Chile
4.250% due 07/17/2042		8,600	8,277
4.875% due 11/04/2044		2,200	2,310
Corpbanca S.A.
3.875% due 09/22/2019		10,000	10,032
E.CL S.A.
5.625% due 01/15/2021		10,500	11,673
ENTEL Chile S.A.
4.875% due 10/30/2024		13,500	14,126
GNL Quintero S.A.
4.634% due 07/31/2029		6,400	6,665

			60,485

SOVEREIGN ISSUES 0.1%
Chile Government International Bond
3.625% due 10/30/2042		2,200	2,173

Total Chile (Cost $59,059)			62,658

		SHARES
CHINA 0.5%

COMMON STOCKS 0.1%
Kweichow Moutai Co. Ltd. ‘A’		41,459	1,309

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 0.3%
Sinopec Group Overseas Development Ltd.
4.875% due 05/17/2042		$5,710	6,362

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.800% due 01/03/2016	CNY	139	23
5.840% due 01/03/2019		3,510	606
China Government International Bond
3.290% due 04/18/2020		8,250	1,319
3.320% due 06/12/2015		570	92
3.380% due 05/23/2023		1,200	190
4.080% due 08/22/2023		1,100	183

			2,413

Total China (Cost $8,948)			10,084

COLOMBIA 3.3%

CORPORATE BONDS & NOTES 2.4%
Bancolombia S.A.
5.950% due 06/03/2021		$1,250	1,387
Ecopetrol S.A.
5.875% due 09/18/2023		8,200	8,823
5.875% due 05/28/2045		15,400	14,515
7.375% due 09/18/2043		11,800	12,877
7.625% due 07/23/2019		16,405	19,341

			56,943

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.9%
Colombia Government International Bond
6.125% due 01/18/2041	$8,715	$10,392
7.375% due 09/18/2037	7,275	9,767

		20,159

Total Colombia (Cost $75,704)		77,102

COSTA RICA 0.9%

SOVEREIGN ISSUES 0.9%
Costa Rica Government International Bond
4.250% due 01/26/2023	$12,430	11,933
4.375% due 04/30/2025	3,200	3,019
5.625% due 04/30/2043	6,300	5,536

Total Costa Rica (Cost $21,865)		20,488

DOMINICAN REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%
Dominican Republic International Bond
5.500% due 01/27/2025	$1,700	1,764

Total Dominican Republic (Cost $1,700)		1,764

ECUADOR 0.0%

SOVEREIGN ISSUES 0.0%
Ecuador Government International Bond
10.500% due 03/24/2020	$200	202

Total Ecuador (Cost $200)		202

EL SALVADOR 2.2%

SOVEREIGN ISSUES 2.2%
El Salvador Government International Bond
5.875% due 01/30/2025	$13,600	13,379
6.375% due 01/18/2027	3,900	3,919
7.625% due 09/21/2034	3,070	3,224
7.625% due 02/01/2041	11,650	12,145
7.650% due 06/15/2035	9,730	10,241
7.750% due 01/24/2023	500	558
8.250% due 04/10/2032	7,210	8,237

Total El Salvador (Cost $54,769)		51,703

ETHIOPIA 0.2%

SOVEREIGN ISSUES 0.2%
Federal Democratic Republic of Ethiopia
6.625% due 12/11/2024	$4,800	4,680

Total Ethiopia (Cost $4,784)		4,680

GABON 0.3%

SOVEREIGN ISSUES 0.3%
Gabonese Republic
6.375% due 12/12/2024	$7,204	6,825

Total Gabon (Cost $7,213)		6,825

GHANA 0.2%

SOVEREIGN ISSUES 0.2%
Republic of Ghana
8.125% due 01/18/2026	$5,900	5,616

Total Ghana (Cost $5,852)		5,616

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GUATEMALA 1.0%

SOVEREIGN ISSUES 1.0%
Guatemala Government Bond
4.875% due 02/13/2028		$3,500	$3,644
5.750% due 06/06/2022		18,300	20,245

Total Guatemala (Cost $22,432)			23,889

HONG KONG 0.3%

CORPORATE BONDS & NOTES 0.3%
Nexen Energy ULC
6.400% due 05/15/2037		$1,130	1,436
7.500% due 07/30/2039		3,370	4,783

Total Hong Kong (Cost $5,679)			6,219

INDIA 0.0%

CORPORATE BONDS & NOTES 0.0%
Indian Railway Finance Corp. Ltd.
4.406% due 03/30/2016		$200	206

Total India (Cost $201)			206

INDONESIA 7.1%

CORPORATE BONDS & NOTES 3.6%
Majapahit Holding BV
7.750% due 01/20/2020		$15,607	18,479
Pertamina Persero PT
4.300% due 05/20/2023		10,000	10,075
6.000% due 05/03/2042		28,658	29,102
6.450% due 05/30/2044		23,600	25,429

			83,085

SOVEREIGN ISSUES 3.5%
Indonesia Government International Bond
4.625% due 04/15/2043		27,400	26,886
5.375% due 10/17/2023		5,000	5,619
5.875% due 03/13/2020		8,008	9,100
6.625% due 02/17/2037		6,360	7,759
6.750% due 01/15/2044		14,700	18,834
7.750% due 01/17/2038		7,225	9,916
8.500% due 10/12/2035		2,400	3,483

			81,597

Total Indonesia (Cost $154,604)			164,682

IRELAND 6.0%

CORPORATE BONDS & NOTES 6.0%
Metalloinvest Finance Ltd.
5.625% due 04/17/2020		$7,200	6,494
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		27,400	21,721
6.604% due 02/03/2021		22,700	21,351
OJSC Novolipetsk Steel Via Steel Funding Ltd.
4.450% due 02/19/2018		19,800	18,602
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		6,360	6,392
7.487% due 03/25/2031	GBP	1,000	1,279
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		$3,600	3,578
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		10,750	10,464
5.450% due 11/22/2017		6,700	6,476
6.025% due 07/05/2022		39,915	34,028

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.902% due 07/09/2020	$10,160	$9,398

Total Ireland (Cost $157,047)		139,783

IVORY COAST 0.3%

SOVEREIGN ISSUES 0.3%
Ivory Coast Government International Bond
5.375% due 07/23/2024	$7,100	6,780

Total Ivory Coast (Cost $6,970)		6,780

KAZAKHSTAN 4.3%

CORPORATE BONDS & NOTES 3.4%
KazMunayGas National Co. JSC
4.400% due 04/30/2023	$200	173
5.750% due 04/30/2043	20,150	15,923
6.000% due 11/07/2044	4,300	3,453
6.375% due 04/09/2021	25,780	25,831
7.000% due 05/05/2020	32,500	33,172

		78,552

SOVEREIGN ISSUES 0.9%
Kazakhstan Government International Bond
3.875% due 10/14/2024	12,400	11,518
4.875% due 10/14/2044	12,200	10,545

		22,063

Total Kazakhstan (Cost $109,485)		100,615

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%
Lithuania Government International Bond
6.125% due 03/09/2021	$1,600	1,919

Total Lithuania (Cost $1,805)		1,919

LUXEMBOURG 7.6%

CORPORATE BONDS & NOTES 7.6%
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	$5,700	4,617
Gazprom OAO Via Gaz Capital S.A.
3.850% due 02/06/2020	6,520	5,814
5.999% due 01/23/2021	1,160	1,102
6.212% due 11/22/2016	300	309
6.510% due 03/07/2022	19,413	18,900
8.146% due 04/11/2018	15,800	16,590
9.250% due 04/23/2019	22,430	24,204
Millicom International Cellular S.A.
6.000% due 03/15/2025	2,300	2,303
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017	6,410	6,073
6.299% due 05/15/2017	8,450	8,281
7.750% due 05/29/2018	17,250	17,172
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017	14,100	13,795
5.180% due 06/28/2019	4,200	3,901
5.400% due 03/24/2017	28,500	27,930
5.717% due 06/16/2021	7,900	7,244
6.125% due 02/07/2022	2,585	2,420
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018	5,730	5,432
5.900% due 10/17/2022	6,410	6,022
6.700% due 10/25/2017	5,325	5,405
Vimpel Communications OJSC Via UBS Luxembourg S.A.
8.250% due 05/23/2016	800	844

Total Luxembourg (Cost $191,566)		178,358

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 0.0%

CORPORATE BONDS & NOTES 0.0%
Petronas Capital Ltd.
4.500% due 03/18/2045	$900	$908

Total Malaysia (Cost $889)		908

	SHARES
MEXICO 11.8%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (a)	93,349	0

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 10.6%
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	$1,620	1,654
BBVA Bancomer S.A.
6.750% due 09/30/2022	350	397
Cemex S.A.B. de C.V.
6.125% due 05/05/2025	3,300	3,340
Comision Federal de Electricidad
4.875% due 01/15/2024	10,500	11,209
5.750% due 02/14/2042	5,100	5,686
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^	900	27
Petroleos Mexicanos
3.500% due 01/30/2023	1,200	1,175
4.875% due 01/24/2022	53,255	56,650
5.500% due 01/21/2021	1,000	1,103
5.500% due 06/27/2044	29,630	30,037
6.375% due 01/23/2045	9,400	10,533
6.500% due 06/02/2041	101,870	115,877
6.625% due 06/15/2035	9,375	10,781
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^	4,900	566

		249,035

SOVEREIGN ISSUES 1.2%
Mexico Government International Bond
4.600% due 01/23/2046	6,412	6,604
5.550% due 01/21/2045	3,120	3,666
5.750% due 10/12/2110	5,300	5,817
6.050% due 01/11/2040	8,702	10,791

		26,878

Total Mexico (Cost $277,762)		275,913

MONGOLIA 0.8%

SOVEREIGN ISSUES 0.8%
Mongolia Government International Bond
4.125% due 01/05/2018	$11,300	10,396
5.125% due 12/05/2022	10,630	9,035

Total Mongolia (Cost $21,838)		19,431

MOROCCO 1.2%

SOVEREIGN ISSUES 1.2%
Morocco Government International Bond
4.250% due 12/11/2022	$18,950	19,708
5.500% due 12/11/2042	8,000	8,962

Total Morocco (Cost $27,337)		28,670

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 0.9%

CORPORATE BONDS & NOTES 0.9%
CIMPOR Financial Operations BV
5.750% due 07/17/2024	$13,800	$11,454
Kazakhstan Temir Zholy Finance BV
6.375% due 10/06/2020	8,700	8,691

Total Netherlands (Cost $22,424)		20,145

PANAMA 1.5%

CORPORATE BONDS & NOTES 0.1%
ENA Norte Trust
4.950% due 04/25/2028	$1,705	1,760

SOVEREIGN ISSUES 1.4%
Panama Government International Bond
4.000% due 09/22/2024	2,200	2,315
7.125% due 01/29/2026	12,842	16,807
8.125% due 04/28/2034	2,860	4,104
8.875% due 09/30/2027	6,235	9,228
9.375% due 01/16/2023	900	1,250

		33,704

Total Panama (Cost $33,343)		35,464

PARAGUAY 0.3%

SOVEREIGN ISSUES 0.3%
Republic of Paraguay
6.100% due 08/11/2044	$5,700	6,284

Total Paraguay (Cost $5,700)		6,284

PERU 0.8%

CORPORATE BONDS & NOTES 0.5%
Banco de Credito del Peru
4.250% due 04/01/2023	$800	821
Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	7,400	7,900
Union Andina de Cementos SAA
5.875% due 10/30/2021	3,400	3,446

		12,167

SOVEREIGN ISSUES 0.3%
Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023	7,700	7,527

Total Peru (Cost $19,228)		19,694

PHILIPPINES 0.2%

CORPORATE BONDS & NOTES 0.0%
Energy Development Corp.
6.500% due 01/20/2021	$940	1,036

SOVEREIGN ISSUES 0.2%
Philippines Government International Bond
3.950% due 01/20/2040	1,500	1,600
10.625% due 03/16/2025	2,500	4,081

		5,681

Total Philippines (Cost $5,992)		6,717

RUSSIA 2.3%

CORPORATE BONDS & NOTES 2.1%
SCF Capital Ltd.
5.375% due 10/27/2017	$37,100	33,724

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sibur Securities Ltd.
3.914% due 01/31/2018		$16,600	$15,183
VimpelCom Holdings BV
5.200% due 02/13/2019		100	92

			48,999

SOVEREIGN ISSUES 0.2%
Russia Government International Bond
5.625% due 04/04/2042		2,800	2,682
12.750% due 06/24/2028		1,525	2,361

			5,043

Total Russia (Cost $59,977)			54,042

SENEGAL 0.3%

SOVEREIGN ISSUES 0.3%
Senegal Government International Bond
8.750% due 05/13/2021		$7,200	8,114

Total Senegal (Cost $8,277)			8,114

SERBIA 0.0%

SOVEREIGN ISSUES 0.0%
Republic of Serbia
5.875% due 12/03/2018		$900	959

Total Serbia (Cost $932)			959

SLOVENIA 1.2%

SOVEREIGN ISSUES 1.2%
Slovenia Government International Bond
5.250% due 02/18/2024		$25,100	28,934

Total Slovenia (Cost $25,254)			28,934

SOUTH AFRICA 2.6%

CORPORATE BONDS & NOTES 2.2%
AngloGold Ashanti Holdings PLC
5.375% due 04/15/2020		$2,950	2,933
6.500% due 04/15/2040		1,300	1,212
Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		24,700	23,964
6.750% due 08/06/2023		10,800	10,802
Transnet SOC Ltd.
4.000% due 07/26/2022		13,300	13,010

			51,921

SOVEREIGN ISSUES 0.4%
South Africa Government International Bond
5.375% due 07/24/2044		7,700	8,294

Total South Africa (Cost $62,049)			60,215

SPAIN 0.0%

CORPORATE BONDS & NOTES 0.0%
Santander Issuances S.A.U.
0.881% due 09/30/2019	EUR	100	106

SOVEREIGN ISSUES 0.0%
Autonomous Community of Valencia
2.360% due 09/03/2017		250	272

Total Spain (Cost $433)			378

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SRI LANKA 0.3%

CORPORATE BONDS & NOTES 0.3%
National Savings Bank
5.150% due 09/10/2019		$7,600	$7,353

Total Sri Lanka (Cost $7,600)			7,353

TRINIDAD AND TOBAGO 0.5%

CORPORATE BONDS & NOTES 0.5%
Petroleum Co. of Trinidad & Tobago Ltd.
6.000% due 05/08/2022		$8,494	8,872
9.750% due 08/14/2019		1,475	1,761

Total Trinidad and Tobago (Cost $10,199)			10,633

TUNISIA 0.0%

SOVEREIGN ISSUES 0.0%
Banque Centrale de Tunisie S.A.
3.280% due 08/09/2027	JPY	100,000	610

Total Tunisia (Cost $974)			610

TURKEY 3.2%

CORPORATE BONDS & NOTES 0.5%
Arcelik A/S
5.000% due 04/03/2023		$6,990	6,707
Export Credit Bank of Turkey
5.000% due 09/23/2021		1,400	1,407
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		2,900	2,956

			11,070

SOVEREIGN ISSUES 2.7%
Turkey Government International Bond
6.000% due 01/14/2041		24,480	27,912
6.750% due 05/30/2040		21,500	26,684
6.875% due 03/17/2036		2,400	2,982
7.250% due 03/05/2038		1,000	1,299
8.000% due 02/14/2034		3,100	4,254

			63,131

Total Turkey (Cost $73,400)			74,201

UKRAINE 0.4%

SOVEREIGN ISSUES 0.4%
Ukraine Government International Bond
6.250% due 06/17/2016		$1,100	446
6.580% due 11/21/2016		3,400	1,370
6.875% due 09/23/2015 (d)		900	408
7.750% due 09/23/2020		1,800	722
9.250% due 07/24/2017		16,900	6,800

Total Ukraine (Cost $23,719)			9,746

UNITED STATES 2.0%

ASSET-BACKED SECURITIES 0.0%
Morgan Stanley Mortgage Loan Trust
0.534% due 04/25/2037		$437	239
6.000% due 07/25/2047 ^		172	140

			379

CORPORATE BONDS & NOTES 1.4%
California Resources Corp.
5.000% due 01/15/2020		5,850	5,309
5.500% due 09/15/2021		6,400	5,736

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rio Oil Finance Trust
6.250% due 07/06/2024	$21,500	$19,651
Southern Copper Corp.
5.250% due 11/08/2042	2,100	1,885

		32,581

MORTGAGE-BACKED SECURITIES 0.6%
Adjustable Rate Mortgage Trust
2.632% due 11/25/2035 ^	364	313
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051	2,220	2,365
Banc of America Funding Trust
2.620% due 11/20/2035 ^	268	239
5.888% due 04/25/2037 ^	401	348
Bear Stearns Adjustable Rate Mortgage Trust
2.486% due 02/25/2036 ^	252	210
2.549% due 01/25/2035	41	40
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035	643	626
2.417% due 07/25/2046 ^	216	189
Countrywide Alternative Loan Trust
0.344% due 01/25/2037 ^	235	224
5.750% due 03/25/2037 ^	293	259
6.250% due 11/25/2036 ^	182	173
Countrywide Home Loan Mortgage Pass-Through Trust
2.481% due 04/20/2036 ^	167	138
2.549% due 03/25/2037 ^	200	161
2.550% due 09/25/2047 ^	129	116
2.576% due 02/25/2047 ^	213	179
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.863% due 02/25/2037 ^	378	225
CSAB Mortgage-Backed Trust
5.720% due 09/25/2036	350	266
6.172% due 06/25/2036 ^	552	341
Deutsche ALT-A Securities, Inc.
5.000% due 10/25/2018	98	101
5.012% due 10/25/2035	235	202
5.500% due 12/25/2035 ^	408	342
Deutsche ALT-B Securities, Inc.
5.869% due 10/25/2036 ^	261	217
5.886% due 10/25/2036 ^	261	217
HarborView Mortgage Loan Trust
4.802% due 08/19/2036 ^	78	71
IndyMac Mortgage Loan Trust
0.474% due 06/25/2037 ^	202	113
4.304% due 06/25/2036	322	304
4.649% due 10/25/2035	257	217
4.850% due 08/25/2036	368	361
JPMorgan Mortgage Trust
2.407% due 08/25/2035	447	443
2.591% due 04/25/2035	98	99
4.967% due 11/25/2035	205	196
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	609	648
Luminent Mortgage Trust
0.354% due 12/25/2036 ^	180	142
MASTR Alternative Loan Trust
0.574% due 03/25/2036	168	43
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	600	644
Morgan Stanley Capital Trust
5.909% due 06/11/2049	382	415
Sequoia Mortgage Trust
2.336% due 01/20/2047 ^	122	101
Structured Adjustable Rate Mortgage Loan Trust
1.878% due 10/25/2037 ^	185	124
2.538% due 11/25/2035 ^	237	188

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.557% due 09/25/2036 ^	$469	$302
5.009% due 05/25/2036 ^	958	888
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	568	111
WaMu Mortgage Pass-Through Certificates Trust
1.782% due 01/25/2037 ^	263	225
1.937% due 04/25/2037 ^	172	150
2.194% due 12/25/2036 ^	553	500
2.361% due 05/25/2037 ^	348	287

		14,063

U.S. GOVERNMENT AGENCIES 0.0%
Federal Home Loan Bank
4.125% due 12/13/2019	100	112
Israel Government AID Bond
5.500% due 04/26/2024	100	126

		238

Total United States (Cost $49,813)		47,261

URUGUAY 0.7%

SOVEREIGN ISSUES 0.7%
Uruguay Government International Bond
4.500% due 08/14/2024	$12,218	13,287
7.875% due 01/15/2033	2,850	4,061

Total Uruguay (Cost $16,274)		17,348

VENEZUELA 3.2%

CORPORATE BONDS & NOTES 1.6%
Petroleos de Venezuela S.A.
5.250% due 04/12/2017	$11,185	4,642
5.375% due 04/12/2027	80,999	25,308
5.500% due 04/12/2037	23,263	7,270
9.750% due 05/17/2035	3,350	1,283

		38,503

SOVEREIGN ISSUES 1.6%
Venezuela Government International Bond
6.000% due 12/09/2020	7,180	2,495
7.000% due 03/31/2038	19,240	6,638
7.650% due 04/21/2025	20,609	7,058
7.750% due 10/13/2019	120	44
8.250% due 10/13/2024	37,039	12,964
9.000% due 05/07/2023	6,232	2,259
9.250% due 05/07/2028	14,725	5,338

		36,796

Total Venezuela (Cost $162,035)		75,299

VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%
Vietnam Government International Bond
4.000% due 03/12/2028	$2,933	2,959

Total Vietnam (Cost $2,610)		2,959

VIRGIN ISLANDS (BRITISH) 3.7%

CORPORATE BONDS & NOTES 3.7%
Gerdau Trade, Inc.
5.750% due 01/30/2021	$8,400	8,431
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020	13,800	12,308
GTL Trade Finance, Inc.
5.893% due 04/29/2024	11,268	10,919

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Rosneft Finance S.A.
6.625% due 03/20/2017	$42,700	$42,913
7.250% due 02/02/2020	7,550	7,280
7.875% due 03/13/2018	3,500	3,553

Total Virgin Islands (British) (Cost $88,902)		85,404

ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%
Zambia Government International Bond
5.375% due 09/20/2022	$3,900	3,599

Total Zambia (Cost $3,870)		3,599

SHORT-TERM INSTRUMENTS 1.0%

U.S. TREASURY BILLS 1.0%
0.031% due 04/02/2015 - 06/25/2015 (b)(f)(h)	$23,050	23,049

Total Short-Term Instruments (Cost $23,049)		23,049

Total Investments in Securities (Cost $2,262,530)		2,095,014

	SHARES
INVESTMENTS IN AFFILIATES 9.2%

SHORT-TERM INSTRUMENTS 9.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.2%
PIMCO Short-Term Floating NAV Portfolio	1,072	11
PIMCO Short-Term Floating NAV Portfolio III	21,798,013	216,171

Total Short-Term Instruments (Cost $216,149)		216,182

Total Investments in Affiliates (Cost $216,149)		216,182

Total Investments 98.7% (Cost $2,478,679)		$2,311,196

Financial Derivative Instruments (e)(g) (0.6%) (Cost or Premiums, net $(6,889))		(14,820)

Other Assets and Liabilities, net 1.9%		44,980

Net Assets 100.0%		$2,341,356

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Security did not produce income within the last twelve months.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BRC	(2.000%)	01/30/2015	01/28/2017	$	(2,657)	$(2,666)
CFR	(2.500%)	02/13/2015	12/31/2015		(510)	(512)

Total Reverse Repurchase Agreements						$(3,178)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $14,203 at a weighted average interest rate of (1.048%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of March 31, 2015:

(d)	Securities with an aggregate market value of $2,973 and cash of $224 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BRC	$0	$(2,666)	$0	$0	$(2,666)	$2,791	$125
CFR	0	(512)	0	0	(512)	406	(106)

Total Borrowings and Other Financing Transactions	$0	$(3,178)	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note June Futures	Short	06/2015	226	$(227)	$0	$(70)

Total Futures Contracts				$(227)	$0	$(70)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.EM-22 5-Year Index	1.000%	12/20/2019	$9,400	$(1,147)	$46	$0	$(21)
CDX.EM-23 5-Year Index	1.000%	06/20/2020	27,600	(2,800)	(22)	0	(61)

				$(3,947)	$24	$0	$(82)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	6.650%	06/02/2021	MXN	116,200	$463	$27	$19	$0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		92,000	(111)	(4)	11	0
Pay	28-Day MXN-TIIE	7.755%	02/02/2034		18,600	186	5	5	0

						$538	$28	$35	$0

Total Swap Agreements						$(3,409)	$52	$35	$(82)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(f)	Securities with an aggregate market value of $939 and cash of $7,782 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$35	$35	$0	$(70)		$(82)	$(152)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		GBP	1,585	$		2,389	$38	$0
	04/2015	$		13,304		JPY	1,590,200	0	(45)
	05/2015		JPY	1,590,200	$		13,309	44	0
	05/2015		MXN	22,951			1,503	3	(1)
	05/2015	$		103		MXN	1,506	0	(4)

BPS	04/2015		BRL	41,612	$		13,018	0	(20)
	04/2015	$		13,039		BRL	41,612	48	(48)
	05/2015			12,634			40,699	13	0

BRC	04/2015		BRL	343	$		107	0	(1)
	04/2015		MYR	963			263	4	0
	04/2015	$		109		BRL	343	0	(1)
	04/2015			907		ZAR	10,619	0	(36)
	05/2015			418		MXN	6,235	0	(10)

CBK	05/2015			265		KRW	289,926	0	(4)
	05/2015			567		MXN	8,487	0	(11)

DUB	04/2015		BRL	58,103	$		19,735	1,530	0
	04/2015		CNY	3,497			565	0	(4)
	04/2015		TRY	260			99	0	(1)
	04/2015	$		18,380		BRL	58,103	28	(203)
	07/2015			4,311			11,695	0	(745)

FBF	04/2015		BRL	70,589	$		22,004	0	(114)
	04/2015	$		22,219		BRL	70,589	0	(101)
	05/2015		BRL	70,589	$		22,034	99	0

GLM	04/2015	$		1,242		GBP	807	0	(45)
	04/2015			15,801		INR	996,266	186	0
	06/2015		INR	981,052	$		15,516	0	(25)

HUS	04/2015	$		570		CNY	3,497	0	(1)
	04/2015			46,179		EUR	42,058	0	(956)
	05/2015		EUR	42,058	$		46,199	956	0
	05/2015		MXN	3,566			235	2	0
	05/2015	$		12,766		MXN	192,319	0	(182)
	06/2015		CNY	3,497	$		565	0	(1)

JPM	04/2015		BRL	12,468			4,343	436	0
	04/2015		MXN	37,515			2,549	93	0
	04/2015	$		3,887		BRL	12,468	20	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MSB	04/2015		BRL	11,005	$		3,994	$546	$0
	04/2015	$		3,430		BRL	11,005	18	0
	04/2015			687		RUB	46,325	105	0
	07/2015			3,133		BRL	8,609	0	(509)

NGF	05/2015		MXN	81,764	$		5,468	118	0

SCX	04/2015		CNY	19,553			3,152	0	(29)

UAG	04/2015		EUR	42,058			47,832	2,609	0
	04/2015		INR	996,266			15,889	0	(98)
	04/2015		JPY	1,590,200			13,309	51	0
	06/2015		CNY	570			92	0	(1)
	06/2015	$		15,673		INR	996,266	108	0

Total Forward Foreign Currency Contracts								$7,055	$(3,196)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC USD versus BRL	BRL	3.000	04/23/2015	$19,400	$130	$60

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR	6	$1,972	$3,058

Total Purchased Options						$2,102	$3,118

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/15/2015	$14,963	$(407)	$(2,841)

BRC	Call - OTC USD versus JPY	JPY	121.000	04/15/2015	17,900	(115)	(74)

UAG	Put - OTC USD versus JPY		115.000	04/15/2015	32,200	(225)	(8)

						$(747)	$(2,923)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$9,100	$(117)	$(6)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$ 8,100	$(43)	$(73)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015	8,100	(51)	(17)

							$(94)	$(90)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	6	$(1,940)	$(1,196)

Total Written Options						$(2,898)	$(4,215)

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	0	$102,015	EUR	0	$(1,693)
Sales	452	380,649		61,206	(5,718)
Closing Buys	0	(55,827)		(40,800)	1,345
Expirations	(226)	(209,474)		0	2,025
Exercised	(226)	(127,000)		(20,400)	1,143

Balance at End of Period	0	$90,363	EUR	6	$(2,898)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Russia Government International Bond	(1.000%	)	03/20/2020	4.083%	$ 4,500	$818	$(223)	$595	$0

HUS	Russia Government International Bond	(1.000%	)	12/20/2019	4.070%	15,000	1,418	475	1,893	0

JPM	Russia Government International Bond	(1.000%	)	03/20/2020	4.083%	5,500	993	(265)	728	0

							$3,229	$(13)	$3,216	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	12/20/2015	1.024%	$ 27,800	$(11)	$16	$5	$0
	Brazil Government International Bond	1.000%	12/20/2018	2.446%	6,300	(302)	(17)	0	(319)
	Colombia Government International Bond	1.000%	06/20/2019	1.381%	12,500	(55)	(134)	0	(189)
	Export-Import Bank of China	1.000%	09/20/2016	0.486%	3,800	(108)	138	30	0
	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2016	5.183%	11,300	(187)	(585)	0	(772)
	Panama Government International Bond	1.000%	03/20/2019	1.185%	7,500	(42)	(9)	0	(51)
	Peru Government International Bond	1.000%	03/20/2019	1.101%	10,000	(151)	116	0	(35)
	South Africa Government International Bond	1.000%	06/20/2015	0.693%	64,300	371	(305)	66	0
	South Africa Government International Bond	1.000%	09/20/2015	0.693%	13,400	79	(55)	24	0

BPS	South Africa Government International Bond	1.000%	09/20/2015	0.693%	6,900	46	(34)	12	0

BRC	Brazil Government International Bond	1.000%	06/20/2018	2.333%	10,000	(191)	(218)	0	(409)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	12/20/2016	5.183%	10,400	(169)	(541)	0	(710)
	Indonesia Government International Bond	1.000%	03/20/2024	2.102%	4,100	(566)	227	0	(339)
	Israel Electric Corp. Ltd.	1.000%	09/20/2015	1.150%	9,500	(113)	110	0	(3)
	Mexico Government International Bond	1.000%	09/20/2021	1.451%	10,748	(635)	348	0	(287)
	Peru Government International Bond	1.000%	09/20/2015	0.462%	5,000	(56)	71	15	0
	South Africa Government International Bond	1.000%	06/20/2015	0.693%	5,400	27	(22)	5	0
	South Africa Government International Bond	1.000%	09/20/2015	0.693%	2,800	19	(14)	5	0

CBK	Brazil Government International Bond	1.000%	06/20/2018	2.333%	5,000	(95)	(109)	0	(204)
	China Government International Bond	1.000%	12/20/2016	0.331%	3,000	(143)	179	36	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%	6,100	27	(119)	0	(92)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	5.447%	10,000	(494)	(1,031)	0	(1,525)
	Indonesia Government International Bond	1.000%	03/20/2024	2.102%	4,100	(560)	221	0	(339)
	Panama Government International Bond	1.000%	06/20/2019	1.222%	2,200	14	(33)	0	(19)
	South Africa Government International Bond	1.000%	06/20/2019	1.808%	8,400	(268)	(2)	0	(270)

DUB	Brazil Government International Bond	1.000%	06/20/2015	1.024%	7,200	14	(12)	2	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%	3,900	(7)	1	0	(6)
	Brazil Government International Bond	1.000%	06/20/2018	2.333%	4,300	(68)	(107)	0	(175)
	China Government International Bond	1.000%	12/20/2016	0.331%	2,500	(111)	141	30	0
	Colombia Government International Bond	1.000%	03/20/2019	1.343%	2,900	(27)	(10)	0	(37)
	Colombia Government International Bond	1.000%	06/20/2019	1.381%	4,200	(10)	(53)	0	(63)
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	300	(7)	2	0	(5)
	Mexico Government International Bond	1.000%	09/20/2021	1.451%	4,000	(157)	50	0	(107)
	Panama Government International Bond	1.000%	03/20/2019	1.185%	2,000	(12)	(2)	0	(14)
	Panama Government International Bond	1.000%	06/20/2019	1.222%	14,300	98	(222)	0	(124)
	Penerbangan Malaysia Berhad	1.000%	12/20/2018	0.902%	14,300	(173)	229	56	0
	Penerbangan Malaysia Berhad	1.000%	06/20/2019	1.015%	400	0	0	0	0
	Penerbangan Malaysia Berhad	1.000%	03/20/2020	1.245%	2,100	(18)	(6)	0	(24)
	South Africa Government International Bond	1.000%	09/20/2015	0.693%	2,800	17	(12)	5	0
	South Africa Government International Bond	1.000%	06/20/2016	0.779%	400	(4)	5	1	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	China Government International Bond	1.000%	12/20/2016	0.331%	$ 2,900	$(143)	$178	$35	$0
	Colombia Government International Bond	1.000%	09/20/2015	0.612%	6,500	(147)	161	14	0
	Egypt Government International Bond	1.000%	06/20/2016	2.295%	3,600	(376)	321	0	(55)
	Indonesia Government International Bond	1.000%	06/20/2021	1.764%	4,000	(257)	85	0	(172)
	Peru Government International Bond	1.000%	03/20/2019	1.101%	2,100	(31)	23	0	(8)

GST	Brazil Government International Bond	1.000%	12/20/2015	1.024%	16,500	(17)	20	3	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%	10,400	(7)	(10)	0	(17)
	Colombia Government International Bond	1.000%	06/20/2019	1.381%	15,000	75	(302)	0	(227)
	Indonesia Government International Bond	1.000%	09/20/2021	1.813%	5,000	(489)	252	0	(237)
	Indonesia Government International Bond	1.000%	03/20/2024	2.102%	3,600	(492)	195	0	(297)
	Panama Government International Bond	1.000%	06/20/2019	1.222%	4,100	22	(58)	0	(36)
	Russia Government International Bond	1.000%	03/20/2019	4.023%	300	(12)	(20)	0	(32)

HUS	Brazil Government International Bond	1.000%	06/20/2018	2.333%	3,300	(49)	(86)	0	(135)
	Colombia Government International Bond	1.000%	06/20/2019	1.381%	12,400	(80)	(107)	0	(187)
	Panama Government International Bond	1.000%	06/20/2019	1.222%	8,700	55	(131)	0	(76)
	South Africa Government International Bond	1.000%	03/20/2023	2.467%	1,190	(123)	3	0	(120)
	Turkey Government International Bond	1.000%	03/20/2019	1.834%	4,200	(232)	101	0	(131)
	Turkey Government International Bond	1.000%	12/20/2019	2.036%	22,000	(978)	(24)	0	(1,002)

JPM	Brazil Government International Bond	1.000%	09/20/2015	1.024%	300	(4)	4	0	0
	Brazil Government International Bond	1.000%	09/20/2018	2.394%	5,000	(213)	(16)	0	(229)
	Brazil Government International Bond	1.000%	12/20/2019	2.676%	1,300	(49)	(45)	0	(94)
	China Government International Bond	1.000%	12/20/2016	0.331%	12,400	(602)	750	148	0
	Colombia Government International Bond	1.000%	09/20/2015	0.612%	27,600	(679)	739	60	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%	10,900	46	(211)	0	(165)
	Indonesia Government International Bond	1.000%	06/20/2019	1.181%	1,300	(28)	19	0	(9)
	Kazakhstan Government International Bond	1.000%	03/20/2016	1.780%	10,000	(289)	216	0	(73)
	Panama Government International Bond	1.000%	06/20/2019	1.222%	11,000	54	(149)	0	(95)
	Russia Government International Bond	1.000%	03/20/2016	3.670%	4,300	(13)	(96)	0	(109)

MYC	Brazil Government International Bond	1.000%	03/20/2016	1.195%	5,800	(1)	(8)	0	(9)
	Dominican Republic Government International Bond	1.000%	06/20/2016	2.656%	3,400	(118)	51	0	(67)
	Export-Import Bank of China	1.000%	09/20/2016	0.486%	4,000	(109)	141	32	0
	Peru Government International Bond	1.960%	10/20/2016	0.687%	3,000	0	86	86	0

RYL	Republic of Korea	1.000%	12/20/2015	0.079%	1,000	1	6	7	0

UAG	Brazil Government International Bond	1.030%	07/20/2017	2.086%	3,875	0	(84)	0	(84)
	Colombia Government International Bond	1.000%	09/20/2015	0.612%	8,000	(181)	198	17	0
	Indonesia Government International Bond	1.000%	06/20/2021	1.764%	1,300	(86)	30	0	(56)

						$(9,580)	$434	$694	$(9,840)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	8.860%	01/02/2017	BRL	3,300	$(2)	$(71)	$0	$(73)

BPS	Receive	1-Year BRL-CDI	12.255%	01/02/2017		333,200	(400)	474	74	0
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		70,100	54	(313)	0	(259)
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		17,300	12	141	153	0
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		219,500	133	(744)	0	(611)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		22,600	38	70	108	0

DUB	Pay	1-Year BRL-CDI	8.285%	01/02/2017		163,300	0	(4,893)	0	(4,893)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		14,180	28	39	67	0

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	12.850%	01/04/2021	BRL	23,500	$55	$57	$112	$0

HUS	Pay	1-Year BRL-CDI	8.320%	01/02/2017		50,200	33	(1,506)	0	(1,473)

MYC	Pay	1-Year BRL-CDI	8.220%	01/02/2017		145,000	(195)	(4,225)	0	(4,420)
	Pay	1-Year BRL-CDI	11.500%	01/04/2021		94,900	337	(1,385)	0	(1,048)

UAG	Pay	1-Year BRL-CDI	8.200%	01/02/2017		4,900	(5)	(146)	0	(151)
	Receive	1-Year BRL-CDI	10.910%	01/02/2017		26,800	112	89	201	0
	Receive	1-Year BRL-CDI	11.680%	01/04/2021		76,400	58	620	678	0

							$258	$(11,793)	$1,393	$(12,928)

Total Swap Agreements							$(6,093)	$(11,372)	$5,303	$(22,768)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(h)	Securities with an aggregate market value of $21,576 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (5)
BOA	$85	$0	$125	$210	$(50)	$(2,841)	$(1,439)	$(4,330)	$(4,120)	$4,280	$160
BPS	61	0	347	408	(68)	0	(870)	(938)	(530)	655	125
BRC	4	0	25	29	(48)	(74)	(1,748)	(1,870)	(1,841)	2,020	179
CBK	0	0	631	631	(15)	(6)	(2,449)	(2,470)	(1,839)	2,074	235
DUB	1,558	60	161	1,779	(953)	0	(5,448)	(6,401)	(4,622)	4,730	108
FBF	99	3,058	49	3,206	(215)	(1,196)	(235)	(1,646)	1,560	(1,640)	(80)
GLM	186	0	112	298	(70)	(90)	0	(160)	138	(140)	(2)
GST	0	0	3	3	0	0	(846)	(846)	(843)	890	47
HUS	958	0	1,893	2,851	(1,140)	0	(3,124)	(4,264)	(1,413)	1,404	(9)
JPM	549	0	936	1,485	0	0	(774)	(774)	711	(768)	(57)
MSB	669	0	0	669	(509)	0	0	(509)	160	(20)	140
MYC	0	0	118	118	0	0	(5,544)	(5,544)	(5,426)	5,006	(420)
NGF	118	0	0	118	0	0	0	0	118	(80)	38
RYL	0	0	7	7	0	0	0	0	7	(10)	(3)
SCX	0	0	0	0	(29)	0	0	(29)	(29)	0	(29)
UAG	2,768	0	896	3,664	(99)	(8)	(291)	(398)	3,266	(2,990)	276

Total Over the Counter	$7,055	$3,118	$5,303	$15,476	$(3,196)	$(4,215)	$(22,768)	$(30,179)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$35	$35

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,055	$0	$7,055
Purchased Options	0	0	3,058	60	0	3,118
Swap Agreements	0	3,910	0	0	1,393	5,303

	$0	$3,910	$3,058	$7,115	$1,393	$15,476

	$0	$3,910	$3,058	$7,115	$1,428	$15,511

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$70	$70
Swap Agreements	0	82	0	0	0	82

	$0	$82	$0	$0	$70	$152

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,196	$0	$3,196
Written Options	0	0	1,196	2,923	96	4,215
Swap Agreements	0	9,840	0	0	12,928	22,768

	$0	$9,840	$1,196	$6,119	$13,024	$30,179

	$0	$9,922	$1,196	$6,119	$13,094	$30,331

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$53	$53
Futures	0	0	0	0	865	865
Swap Agreements	0	(980)	0	0	2,138	1,158

	$0	$(980)	$0	$0	$3,056	$2,076

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$35,973	$0	$35,973
Purchased Options	0	0	0	211	0	211
Written Options	0	12	0	2,706	0	2,718
Swap Agreements	0	19,124	0	0	(17,407)	1,717

	$0	$19,136	$0	$38,890	$(17,407)	$40,619

	$0	$18,156	$0	$38,890	$(14,351)	$42,695

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(59)	$(59)
Swap Agreements	0	(1,802)	0	0	(3,019)	(4,821)

	$0	$(1,802)	$0	$0	$(3,078)	$(4,880)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,515	$0	$2,515
Purchased Options	0	0	1,086	(2)	0	1,084
Written Options	0	0	743	(3,128)	7	(2,378)
Swap Agreements	0	(7,561)	0	0	34,199	26,638

	$0	$(7,561)	$1,829	$(615)	$34,206	$27,859

	$0	$(9,363)	$1,829	$(615)	$31,128	$22,979

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Azerbaijan
Sovereign Issues	$0	$15,211	$0	$15,211
Brazil
Corporate Bonds & Notes	0	241,312	0	241,312
Sovereign Issues	0	1,380	0	1,380
Cayman Islands
Corporate Bonds & Notes	0	46,367	3,841	50,208
Chile
Corporate Bonds & Notes	0	60,485	0	60,485
Sovereign Issues	0	2,173	0	2,173

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
China
Common Stocks	$1,309	$0	$0	$1,309
Corporate Bonds & Notes	0	6,362	0	6,362
Sovereign Issues	0	2,413	0	2,413
Colombia
Corporate Bonds & Notes	0	56,943	0	56,943
Sovereign Issues	0	20,159	0	20,159
Costa Rica
Sovereign Issues	0	20,488	0	20,488
Dominican Republic
Sovereign Issues	0	1,764	0	1,764

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Ecuador
Sovereign Issues	$0	$202	$0	$202
El Salvador
Sovereign Issues	0	51,703	0	51,703
Ethiopia
Sovereign Issues	0	4,680	0	4,680
Gabon
Sovereign Issues	0	6,825	0	6,825
Ghana
Sovereign Issues	0	5,616	0	5,616
Guatemala
Sovereign Issues	0	23,889	0	23,889
Hong Kong
Corporate Bonds & Notes	0	6,219	0	6,219
India
Corporate Bonds & Notes	0	206	0	206
Indonesia
Corporate Bonds & Notes	0	83,085	0	83,085
Sovereign Issues	0	81,597	0	81,597
Ireland
Corporate Bonds & Notes	0	139,783	0	139,783
Ivory Coast
Sovereign Issues	0	6,780	0	6,780
Kazakhstan
Corporate Bonds & Notes	0	78,552	0	78,552
Sovereign Issues	0	22,063	0	22,063
Lithuania
Sovereign Issues	0	1,919	0	1,919
Luxembourg
Corporate Bonds & Notes	0	178,358	0	178,358
Malaysia
Corporate Bonds & Notes	0	908	0	908
Mexico
Corporate Bonds & Notes	0	249,035	0	249,035
Sovereign Issues	0	26,878	0	26,878
Mongolia
Sovereign Issues	0	19,431	0	19,431
Morocco
Sovereign Issues	0	28,670	0	28,670
Netherlands
Corporate Bonds & Notes	0	20,145	0	20,145
Panama
Corporate Bonds & Notes	0	1,760	0	1,760
Sovereign Issues	0	33,704	0	33,704
Paraguay
Sovereign Issues	0	6,284	0	6,284
Peru
Corporate Bonds & Notes	0	12,167	0	12,167
Sovereign Issues	0	7,527	0	7,527
Philippines
Corporate Bonds & Notes	0	1,036	0	1,036
Sovereign Issues	0	5,681	0	5,681
Russia
Corporate Bonds & Notes	0	48,999	0	48,999
Sovereign Issues	0	5,043	0	5,043
Senegal
Sovereign Issues	0	8,114	0	8,114
Serbia
Sovereign Issues	0	959	0	959
Slovenia
Sovereign Issues	0	28,934	0	28,934

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
South Africa
Corporate Bonds & Notes	$0	$51,921	$0	$51,921
Sovereign Issues	0	8,294	0	8,294
Spain
Corporate Bonds & Notes	0	106	0	106
Sovereign Issues	0	272	0	272
Sri Lanka
Corporate Bonds & Notes	0	7,353	0	7,353
Trinidad and Tobago
Corporate Bonds & Notes	0	10,633	0	10,633
Tunisia
Sovereign Issues	0	610	0	610
Turkey
Corporate Bonds & Notes	0	11,070	0	11,070
Sovereign Issues	0	63,131	0	63,131
Ukraine
Sovereign Issues	0	9,746	0	9,746
United States
Asset-Backed Securities	0	379	0	379
Corporate Bonds & Notes	0	32,581	0	32,581
Mortgage-Backed Securities	0	14,063	0	14,063
U.S. Government Agencies	0	238	0	238
Uruguay
Sovereign Issues	0	17,348	0	17,348
Venezuela
Corporate Bonds & Notes	0	38,503	0	38,503
Sovereign Issues	0	36,796	0	36,796
Vietnam
Sovereign Issues	0	2,959	0	2,959
Virgin Islands (British)
Corporate Bonds & Notes	0	85,404	0	85,404
Zambia
Sovereign Issues	0	3,599	0	3,599
Short-Term Instruments
U.S. Treasury Bills	0	23,049	0	23,049
	$1,309	$2,089,864	$3,841	$2,095,014

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$216,182	$0	$0	$216,182

Total Investments	$217,491	$2,089,864	$3,841	$2,311,196

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	35	0	35
Over the counter	0	15,476	0	15,476
	$0	$15,511	$0	$15,511

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(70)	(82)	0	(152)
Over the counter	0	(30,179)	0	(30,179)
	$(70)	$(30,261)	$0	$(30,331)

Totals	$217,421	$2,075,114	$3,841	$2,296,376

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 94.6%

ARGENTINA 0.4%

CORPORATE BONDS & NOTES 0.4%
YPF S.A.
8.750% due 04/04/2024	$1,200	$1,236

Total Argentina (Cost $1,198)		1,236

AUSTRIA 0.2%

CORPORATE BONDS & NOTES 0.2%
Sappi Papier Holding GmbH
7.500% due 06/15/2032	$600	585

Total Austria (Cost $501)		585

BARBADOS 1.0%

CORPORATE BONDS & NOTES 1.0%
Columbus International, Inc.
7.375% due 03/30/2021	$2,900	3,059

Total Barbados (Cost $2,952)		3,059

BERMUDA 6.2%

CORPORATE BONDS & NOTES 6.2%
Alliance Oil Co. Ltd.
10.000% due 03/11/2019	$9,072	6,668
China Resources Gas Group Ltd.
4.500% due 04/05/2022	500	533
Digicel Group Ltd.
8.250% due 09/30/2020	6,715	6,759
Digicel Ltd.
6.000% due 04/15/2021	900	857
Kosmos Energy Ltd.
7.875% due 08/01/2021	2,100	1,958
Qtel International Finance Ltd.
3.250% due 02/21/2023	2,000	2,003

Total Bermuda (Cost $21,771)		18,778

BRAZIL 8.4%

CORPORATE BONDS & NOTES 8.4%
Banco ABC Brasil S.A.
7.875% due 04/08/2020	$2,450	2,429
Banco BTG Pactual S.A.
4.000% due 01/16/2020	610	560
Banco Daycoval S.A.
5.750% due 03/19/2019	250	252
Banco do Brasil S.A.
6.250% due 04/15/2024 (d)	1,100	739
9.000% due 06/18/2024 (d)	3,000	2,601
Banco do Estado do Rio Grande do Sul S.A.
7.375% due 02/02/2022	1,700	1,604
Banco Pan S.A.
8.500% due 04/23/2020	1,130	1,096
BR Properties S.A.
9.000% due 10/07/2015 (d)	2,710	2,689
Braskem Finance Ltd.
5.375% due 05/02/2022	300	275
BRF S.A.
4.750% due 05/22/2024	1,300	1,268
Cielo S.A.
3.750% due 11/16/2022	700	653
Fibria Overseas Finance Ltd.
5.250% due 05/12/2024	300	299
Itau Unibanco Holding S.A.
5.500% due 08/06/2022	250	251

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.200% due 12/21/2021		$960	$1,011
Minerva Luxembourg S.A.
7.750% due 01/31/2023		750	741
Odebrecht Finance Ltd.
7.125% due 06/26/2042		4,400	3,679
Suzano Trading Ltd.
5.875% due 01/23/2021		200	204
Tonon Luxembourg S.A.
10.500% due 05/14/2024		4,200	2,138
USJ Acucar e Alcool S.A.
9.875% due 11/09/2019		2,120	975
Vale Overseas Ltd.
6.875% due 11/10/2039		900	884
Votorantim Cimentos S.A.
7.250% due 04/05/2041		1,060	1,044

Total Brazil (Cost $30,605)			25,392

BULGARIA 0.0%

CORPORATE BONDS & NOTES 0.0%
Bulgarian Telecommunications Co. EAD
6.625% due 11/15/2018	EUR	100	112

Total Bulgaria (Cost $125)			112

CANADA 1.8%

CORPORATE BONDS & NOTES 1.8%
Evraz, Inc.
7.500% due 11/15/2019		$2,500	2,431
Harvest Operations Corp.
6.875% due 10/01/2017		1,000	915
Pacific Rubiales Energy Corp.
5.375% due 01/26/2019		2,950	1,955

Total Canada (Cost $6,408)			5,301

CAYMAN ISLANDS 11.7%

BANK LOAN OBLIGATIONS 0.5%
Cable & Wireless Communications
5.500% due 04/28/2017		$1,611	1,615

CORPORATE BONDS & NOTES 11.2%
Alibaba Group Holding Ltd.
3.125% due 11/28/2021		1,000	1,009
Alpha Star Holding Ltd.
4.970% due 04/09/2019		3,200	2,888
Baidu, Inc.
3.500% due 11/28/2022		300	306
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.500% due 11/18/2020		1,600	1,758
BR Malls International Finance Ltd.
8.500% due 01/21/2016 (d)		1,080	1,091
CAR, Inc.
6.125% due 02/04/2020		300	306
Champion MTN Ltd.
3.750% due 01/17/2023		1,410	1,361
China State Construction Finance Cayman Ltd.
3.125% due 04/02/2018		1,500	1,502
Comcel Trust via Comunicaciones Celulares S.A.
6.875% due 02/06/2024		2,000	2,136
ENN Energy Holdings Ltd.
6.000% due 05/13/2021		1,130	1,269
Greentown China Holdings Ltd.
8.500% due 02/04/2018		1,090	1,128

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hutchison Whampoa International Ltd.
3.625% due 10/31/2024	$2,150	$2,207
Interoceanica Finance Ltd.
0.000% due 11/30/2018	843	773
0.000% due 11/30/2025	78	56
Longfor Properties Co. Ltd.
6.875% due 10/18/2019	765	792
MCE Finance Ltd.
5.000% due 02/15/2021	2,000	1,880
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023	4,935	3,800
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018	1,356	1,292
QNB Finance Ltd.
2.750% due 10/31/2018	500	511
Semiconductor Manufacturing International Corp.
4.125% due 10/07/2019	800	801
Shimao Property Holdings Ltd.
6.625% due 01/14/2020 (f)	1,500	1,515
Sunac China Holdings Ltd.
12.500% due 10/16/2017	700	740
Swire Pacific MTN Financing Ltd.
4.500% due 10/09/2023	500	549
Tencent Holdings Ltd.
3.375% due 03/05/2018	200	207
3.800% due 02/11/2025	400	410
Wynn Macau Ltd.
5.250% due 10/15/2021	3,550	3,381

		33,668

Total Cayman Islands (Cost $36,226)		35,283

CHILE 2.6%

CORPORATE BONDS & NOTES 2.6%
Banco Santander Chile
3.875% due 09/20/2022	$500	512
Celulosa Arauco y Constitucion S.A.
4.500% due 08/01/2024	400	411
Cencosud S.A.
5.150% due 02/12/2025	1,000	990
Corpbanca S.A.
3.875% due 09/22/2019	1,500	1,505
E.CL S.A.
4.500% due 01/29/2025	1,000	1,037
Empresa Electrica Angamos S.A.
4.875% due 05/25/2029	1,900	1,886
ENTEL Chile S.A.
4.875% due 10/30/2024	200	209
Inversiones CMPC S.A.
4.750% due 09/15/2024	1,250	1,303

Total Chile (Cost $7,725)		7,853

CHINA 2.1%

CORPORATE BONDS & NOTES 2.1%
Bank of China Ltd.
5.000% due 11/13/2024	$3,500	3,711
CNOOC Curtis Funding Pty. Ltd.
4.500% due 10/03/2023	2,500	2,720

Total China (Cost $6,116)		6,431

COLOMBIA 2.8%

CORPORATE BONDS & NOTES 2.8%
Bancolombia S.A.
5.950% due 06/03/2021	$2,990	3,318

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Colombia Telecomunicaciones S.A. ESP
8.500% due 03/30/2020 (d)		$400	$403
Ecopetrol S.A.
5.875% due 05/28/2045		1,100	1,037
7.375% due 09/18/2043		1,100	1,200
Grupo Aval Ltd.
4.750% due 09/26/2022		1,900	1,888
Transportadora de Gas Internacional S.A. ESP
5.700% due 03/20/2022		600	633

Total Colombia (Cost $8,459)			8,479

CURACAO 0.4%

CORPORATE BONDS & NOTES 0.4%
SUAM Finance BV
4.875% due 04/17/2024		$1,250	1,297

Total Curacao (Cost $1,245)			1,297

CZECH REPUBLIC 0.3%

CORPORATE BONDS & NOTES 0.3%
RPG Byty s.r.o.
6.750% due 05/01/2020	EUR	900	1,024

Total Czech Republic (Cost $1,286)			1,024

GUATEMALA 1.2%

CORPORATE BONDS & NOTES 1.2%
Agromercantil Senior Trust
6.250% due 04/10/2019		$1,059	1,084
Industrial Senior Trust
5.500% due 11/01/2022		2,725	2,650

Total Guatemala (Cost $3,786)			3,734

HONG KONG 2.5%

CORPORATE BONDS & NOTES 2.5%
AIA Group Ltd.
3.200% due 03/11/2025		$600	606
Bank of East Asia Ltd.
4.250% due 11/20/2024		1,500	1,522
China Overseas Finance Cayman Ltd.
5.950% due 05/08/2024		300	340
China Shenhua Overseas Capital Co. Ltd.
3.125% due 01/20/2020		1,000	1,019
CNOOC Finance Ltd.
3.875% due 05/02/2022		500	522
Eastern Creation Investment Holdings Ltd.
2.625% due 11/20/2017		1,000	1,009
Franshion Development Ltd.
6.750% due 04/15/2021		1,070	1,196
Mega Advance Investments Ltd.
5.000% due 05/12/2021		1,240	1,366

Total Hong Kong (Cost $7,357)			7,580

INDIA 3.7%

CORPORATE BONDS & NOTES 3.7%
ABJA Investment Co. Pte Ltd.
5.950% due 07/31/2024		$2,000	2,074
Bharti Airtel International Netherlands BV
5.350% due 05/20/2024		2,000	2,213
JSW Steel Ltd.
4.750% due 11/12/2019		1,700	1,645
NTPC Ltd.
4.750% due 10/03/2022		400	432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oil India Ltd.
5.375% due 04/17/2024	$700	$772
Reliance Holdings USA, Inc.
4.500% due 10/19/2020	1,950	2,084
Reliance Industries Ltd.
4.125% due 01/28/2025	1,400	1,415
Tata Motors Ltd.
4.625% due 04/30/2020	500	515

Total India (Cost $10,667)		11,150

INDONESIA 1.0%

CORPORATE BONDS & NOTES 1.0%
Listrindo Capital BV
6.950% due 02/21/2019	$400	424
Pertamina Persero PT
6.450% due 05/30/2044	1,800	1,940
TBG Global Pte. Ltd.
4.625% due 04/03/2018	500	516

Total Indonesia (Cost $2,716)		2,880

IRELAND 3.1%

CORPORATE BONDS & NOTES 3.1%
Borets Finance Ltd.
7.625% due 09/26/2018	$2,400	1,841
EDC Finance Ltd.
4.875% due 04/17/2020	4,480	3,750
Metalloinvest Finance Ltd.
5.625% due 04/17/2020	2,800	2,526
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021	1,200	1,192

Total Ireland (Cost $9,952)		9,309

ISRAEL 1.0%

CORPORATE BONDS & NOTES 1.0%
Israel Electric Corp. Ltd.
5.000% due 11/12/2024	$2,800	2,912

Total Israel (Cost $2,774)		2,912

KAZAKHSTAN 0.7%

CORPORATE BONDS & NOTES 0.7%
KazMunayGas National Co. JSC
6.000% due 11/07/2044	$2,500	2,007

Total Kazakhstan (Cost $2,466)		2,007

LUXEMBOURG 4.2%

CORPORATE BONDS & NOTES 4.2%
Aralco Finance S.A.
10.125% due 05/07/2020 ^	$1,290	115
ContourGlobal Power Holdings S.A.
7.125% due 06/01/2019	1,000	1,025
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022	7,020	5,686
MHP S.A.
8.250% due 04/02/2020	1,200	803
Millicom International Cellular S.A.
4.750% due 05/22/2020	1,100	1,082
6.000% due 03/15/2025	1,200	1,202
Sberbank of Russia Via SB Capital S.A.
5.500% due 02/26/2024	1,600	1,245

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Topaz Marine S.A.
8.625% due 11/01/2018		$1,700	$1,513

Total Luxembourg (Cost $15,026)			12,671

MARSHALL ISLANDS 0.2%

CORPORATE BONDS & NOTES 0.2%
Millennium Offshore Services Superholdings LLC
9.500% due 02/15/2018		$800	723

Total Marshall Islands (Cost $796)			723

MAURITIUS 0.5%

CORPORATE BONDS & NOTES 0.5%
MTN Mauritius Investments Ltd.
4.755% due 11/11/2024		$1,600	1,615

Total Mauritius (Cost $1,600)			1,615

		SHARES
MEXICO 3.9%

COMMON STOCKS 0.0%
Hipotecaria Su Casita S.A. de C.V. (b)		172,487	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 3.9%
Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024		$2,000	1,975
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022		900	919
BBVA Bancomer S.A.
6.500% due 03/10/2021		1,780	1,979
Cemex S.A.B. de C.V.
4.375% due 03/05/2023	EUR	1,300	1,403
4.750% due 01/11/2022		2,600	2,867
Fomento Economico Mexicano S.A.B. de C.V.
2.875% due 05/10/2023		$400	386
Grupo KUO S.A.B. de C.V.
6.250% due 12/04/2022		850	871
Hipotecaria Su Casita S.A. de C.V.
5.800% due 06/28/2018 ^	MXN	17,999	70
Trust F/1401
6.950% due 01/30/2044		$1,100	1,265

			11,735

Total Mexico (Cost $14,780)			11,735

NETHERLANDS 4.7%

CORPORATE BONDS & NOTES 4.7%
CIMPOR Financial Operations BV
5.750% due 07/17/2024		$3,100	2,573
Indo Energy Finance BV
6.375% due 01/24/2023		200	133
Marfrig Holding Europe BV
6.875% due 06/24/2019		2,150	1,833
Metinvest BV
8.750% due 02/14/2018		5,400	2,344
Nostrum Oil & Gas Finance BV
6.375% due 02/14/2019		6,600	5,708
VTR Finance BV
6.875% due 01/15/2024		1,500	1,560

Total Netherlands (Cost $18,365)			14,151

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	73

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PARAGUAY 0.8%

CORPORATE BONDS & NOTES 0.8%
Banco Continental SAECA
8.875% due 10/15/2017		$2,300	$2,395

Total Paraguay (Cost $2,397)			2,395

PERU 1.6%

CORPORATE BONDS & NOTES 1.6%
Banco de Credito del Peru
4.250% due 04/01/2023		$2,400	2,465
Corp. Lindley S.A.
4.625% due 04/12/2023		1,160	1,131
Union Andina de Cementos SAA
5.875% due 10/30/2021		1,200	1,216

Total Peru (Cost $4,625)			4,812

PHILIPPINES 0.7%

CORPORATE BONDS & NOTES 0.7%
SM Investments Corp.
4.875% due 06/10/2024		$2,000	2,019

Total Philippines (Cost $1,991)			2,019

QATAR 0.2%

CORPORATE BONDS & NOTES 0.2%
Nakilat, Inc.
6.267% due 12/31/2033		$451	531

Total Qatar (Cost $523)			531

ROMANIA 1.0%

CORPORATE BONDS & NOTES 1.0%
Cable Communications Systems NV
7.500% due 11/01/2020	EUR	2,600	2,995

Total Romania (Cost $3,627)			2,995

RUSSIA 3.6%

CORPORATE BONDS & NOTES 3.6%
Polyus Gold International Ltd.
5.625% due 04/29/2020		$3,790	3,501
Sibur Securities Ltd.
3.914% due 01/31/2018		1,560	1,427
VimpelCom Holdings BV
7.504% due 03/01/2022		6,120	5,837

Total Russia (Cost $10,979)			10,765

SINGAPORE 1.5%

CORPORATE BONDS & NOTES 1.5%
Alam Synergy Pte. Ltd.
6.950% due 03/27/2020		$1,420	1,365
BOC Aviation Pte. Ltd.
3.000% due 03/30/2020		1,000	999
Oversea-Chinese Banking Corp. Ltd.
4.250% due 06/19/2024		1,200	1,258
Theta Capital Pte. Ltd.
6.125% due 11/14/2020		780	789

Total Singapore (Cost $4,451)			4,411

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH KOREA 0.4%

CORPORATE BONDS & NOTES 0.4%
Woori Bank
4.750% due 04/30/2024	$1,200	$1,285

Total South Korea (Cost $1,286)		1,285

SUPRANATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%
African Export-Import Bank
4.750% due 07/29/2019	$500	504

Total Supranational (Cost $504)		504

SWEDEN 0.4%

CORPORATE BONDS & NOTES 0.4%
Eileme AB
11.625% due 01/31/2020	$450	510
Powszechna Kasa Oszczednosci Bank Polski S.A. via PKO Finance AB
4.630% due 09/26/2022	500	530

Total Sweden (Cost $1,037)		1,040

THAILAND 1.6%

CORPORATE BONDS & NOTES 1.6%
Bangkok Bank PCL
3.875% due 09/27/2022	$200	210
Krung Thai Bank PCL
5.200% due 12/26/2024	1,000	1,043
PTT Exploration & Production PCL
4.875% due 06/18/2019 (d)	2,000	2,010
Thai Oil PCL
3.625% due 01/23/2023	1,500	1,502

Total Thailand (Cost $4,727)		4,765

TURKEY 5.7%

CORPORATE BONDS & NOTES 5.7%
Akbank TAS
4.000% due 01/24/2020	$1,300	1,271
5.125% due 03/31/2025	1,600	1,576
Arcelik A/S
5.000% due 04/03/2023	2,700	2,591
KOC Holding A/S
3.500% due 04/24/2020	2,510	2,428
Tupras Turkiye Petrol Rafinerileri A/S
4.125% due 05/02/2018	500	502
Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028	1,500	1,529
Turkiye Garanti Bankasi A/S
4.750% due 10/17/2019	2,200	2,226
Turkiye Halk Bankasi A/S
4.750% due 02/11/2021	1,300	1,279
Turkiye Is Bankasi
5.000% due 04/30/2020	2,000	2,013
Yapi ve Kredi Bankasi A/S
4.000% due 01/22/2020	1,800	1,742

Total Turkey (Cost $16,952)		17,157

UNITED ARAB EMIRATES 0.9%

CORPORATE BONDS & NOTES 0.9%
Abu Dhabi National Energy Co. PJSC
3.625% due 01/12/2023	$1,400	1,430

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
DP World Ltd.
6.850% due 07/02/2037		$1,100	$1,246

Total United Arab Emirates (Cost $2,684)			2,676

UNITED KINGDOM 4.5%

CORPORATE BONDS & NOTES 4.5%
Afren PLC
6.625% due 12/09/2020		$200	93
11.500% due 02/01/2016 ^		12,630	6,050
Fresnillo PLC
5.500% due 11/13/2023		500	525
NBG Finance PLC
4.375% due 04/30/2019	EUR	900	619
Standard Chartered PLC
6.500% due 04/02/2020 (a)(d)		$900	909
Tullow Oil PLC
6.000% due 11/01/2020		4,420	3,868
Vedanta Resources PLC
7.125% due 05/31/2023		1,390	1,154
8.250% due 06/07/2021		325	296

Total United Kingdom (Cost $21,581)			13,514

UNITED STATES 2.6%

CORPORATE BONDS & NOTES 2.6%
California Resources Corp.
5.500% due 09/15/2021		$1,650	1,479
Rio Oil Finance Trust
6.250% due 07/06/2024 (f)		2,300	2,102
Southern Copper Corp.
5.250% due 11/08/2042		4,690	4,210

Total United States (Cost $8,014)			7,791

VIRGIN ISLANDS (BRITISH) 2.3%

CORPORATE BONDS & NOTES 2.3%
Big Will Investments Ltd.
10.875% due 04/29/2016		$650	665
CNPC General Capital Ltd.
2.750% due 05/14/2019		1,200	1,208
3.400% due 04/16/2023		200	202
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		1,350	1,204
GTL Trade Finance, Inc.
7.250% due 04/16/2044		700	647
HLP Finance Ltd.
4.450% due 04/16/2021		1,300	1,362
QGOG Constellation S.A.
6.250% due 11/09/2019		3,000	1,718

Total Virgin Islands (British) (Cost $7,296)			7,006

SHORT-TERM INSTRUMENTS 2.0%

REPURCHASE AGREEMENTS (e) 0.7%
			2,075

U.S. TREASURY BILLS 1.3%
0.036% due 04/23/2015 - 06/11/2015 (c)(h)(j)		$3,897	3,897

Total Short-Term Instruments (Cost $5,972)			5,972

Total Investments in Securities (Cost $313,548)			284,935

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%
PIMCO Short-Term Floating NAV Portfolio	1,620	$16
PIMCO Short-Term Floating NAV Portfolio III	1,757,623	17,431

Total Short-Term Instruments (Cost $17,444)		17,447

Total Investments in Affiliates (Cost $17,444)		17,447

MARKET VALUE (000S)
Total Investments 100.4% (Cost $330,992)	$302,382

Financial Derivative Instruments (g)(i) (0.9%) (Cost or Premiums, net $(1,248))	(2,654)

Other Assets and Liabilities, net 0.5%	1,519

Net Assets 100.0%	$301,247

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$2,075	Freddie Mac 2.080% due 10/17/2022	$(2,120)	$2,075	$2,075

Total Repurchase Agreements						$(2,120)	$2,075	$2,075

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
CFR	(1.000%)	02/25/2015	02/24/2017	$(780)	$(781)
UBS	0.500%	02/17/2015	05/18/2015	(1,967)	(1,968)

Total Reverse Repurchase Agreements					$(2,749)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $3,427 at a weighted average interest rate of (0.012%).

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $2,910 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
CFR	$0	$(781)	$0	$0	$(781)	$808	$27
SSB	2,075	0	0	0	2,075	(2,120)	(45)
UBS	0	(1,968)	0	0	(1,968)	2,102	134

Total Borrowings and Other Financing Transactions	$2,075	$(2,749)	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	75

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	9	$(31)	$0	$(1)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	311	156	97	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	57	97	23	0

Total Futures Contracts				$222	$120	$(1)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month USD-LIBOR	2.000%	06/18/2019	$8,200	$252	$188	$12	$0
Receive	3-Month USD-LIBOR	2.000%	06/19/2023	5,200	(64)	(148)	0	(11)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043	4,000	(339)	(1,094)	0	(4)

					$(151)	$(1,054)	$12	$(15)

Total Swap Agreements					$(151)	$(1,054)	$12	$(15)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $287 and cash of $767 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$120	$12	$132	$0	$(1)	$(15)	$(16)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015	$		10,294		JPY	1,230,400	$0	$(35)
	05/2015		EUR	1,486	$		1,654	55	0
	05/2015		JPY	1,230,400			10,298	34	0
	05/2015	$		1,400		EUR	1,288	0	(15)

BRC	05/2015			146		MXN	2,180	0	(4)

CBK	05/2015		EUR	731	$		799	13	(1)

DUB	04/2015		JPY	1,230,400			10,297	38	0
	07/2015	$		2,305		BRL	6,254	0	(398)

GLM	05/2015		EUR	9,264	$		10,599	632	0
	05/2015	$		1,124		EUR	1,063	20	0

HUS	05/2015			2,332		MXN	35,125	0	(33)

JPM	07/2015		BRL	6,254	$		2,121	214	0

UAG	05/2015		EUR	68			74	1	0

Total Forward Foreign Currency Contracts								$1,007	$(486)

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	93.000	09/08/2016	$2,200	$(40)	$(6)

CBK	Put - OTC USD versus JPY		95.000	09/08/2016	2,500	(52)	(9)

JPM	Put - OTC USD versus JPY		91.000	02/18/2016	2,730	(69)	(2)

						$(161)	$(17)

Total Written Options						$(161)	$(17)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	Notional Amount	Premiums
Balance at Beginning of Period	$10,590	$(262)
Sales	28,014	(308)
Closing Buys	(3,614)	98
Expirations	(22,260)	279
Exercised	(5,300)	32

Balance at End of Period	$7,430	$(161)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	South Africa Government International Bond	1.000%	06/20/2015	0.693%	$	4,600	$26	$(21)	$5	$0

BPS	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2019	5.447%		8,500	(511)	(784)	0	(1,295)
	Petroleos Mexicanos	1.000%	03/20/2019	1.725%		2,900	(56)	(23)	0	(79)
	South Africa Government International Bond	1.000%	09/20/2015	0.693%		1,700	11	(8)	3	0

BRC	Israel Electric Corp. Ltd.	1.000%	09/20/2015	1.150%		6,300	(75)	73	0	(2)
	Petroleos Mexicanos	1.000%	03/20/2019	1.725%		2,000	(51)	(3)	0	(54)
	South Africa Government International Bond	1.000%	06/20/2015	0.693%		2,600	13	(10)	3	0
	South Africa Government International Bond	1.000%	09/20/2015	0.693%		600	4	(3)	1	0

CBK	AK Transneft OAO	1.000%	03/20/2017	5.115%		8,700	(128)	(533)	0	(661)

DUB	Brazil Government International Bond	1.000%	03/20/2016	1.195%		1,800	(1)	(2)	0	(3)
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		2,600	15	(55)	0	(40)
	South Africa Government International Bond	1.000%	09/20/2015	0.693%		600	4	(3)	1	0

GST	Altice Finco S.A.	5.000%	06/20/2019	2.735%	EUR	900	61	28	89	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%	$	3,400	(5)	0	0	(5)
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		1,500	8	(31)	0	(23)
	Petrobras International Finance Co.	1.000%	09/20/2019	6.167%		6,000	(347)	(793)	0	(1,140)
	Petroleos Mexicanos	1.000%	03/20/2019	1.725%		3,400	(63)	(30)	0	(93)

JPM	Altice Finco S.A.	5.000%	06/20/2019	2.735%	EUR	200	8	11	19	0

							$(1,087)	$(2,187)	$121	$(3,395)

Total Swap Agreements							$(1,087)	$(2,187)	$121	$(3,395)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	77

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $3,610 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
BOA	$89	$0	$5	$94	$(50)	$(6)	$0	$(56)	$38	$0	$38
BPS	0	0	3	3	0	0	(1,374)	(1,374)	(1,371)	1,340	(31)
BRC	0	0	4	4	(4)	0	(56)	(60)	(56)	0	(56)
CBK	13	0	0	13	(1)	(9)	(661)	(671)	(658)	854	196
DUB	38	0	1	39	(398)	0	(43)	(441)	(402)	291	(111)
GLM	652	0	0	652	0	0	0	0	652	(680)	(28)
GST	0	0	89	89	0	0	(1,261)	(1,261)	(1,172)	1,125	(47)
HUS	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)
JPM	214	0	19	233	0	(2)	0	(2)	231	(280)	(49)
UAG	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$1,007	$0	$121	$1,128	$(486)	$(17)	$(3,395)	$(3,898)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$120	$120
Swap Agreements	0	0	0	0	12	12

	$0	$0	$0	$0	$132	$132

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,007	$0	$1,007
Swap Agreements	0	121	0	0	0	121

	$0	$121	$0	$1,007	$0	$1,128

	$0	$121	$0	$1,007	$132	$1,260

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1	$1
Swap Agreements	0	0	0	0	15	15

	$0	$0	$0	$0	$16	$16

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$486	$0	$486
Written Options	0	0	0	17	0	17
Swap Agreements	0	3,395	0	0	0	3,395

	$0	$3,395	$0	$503	$0	$3,898

	$0	$3,395	$0	$503	$16	$3,914

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,352	$2,352
Swap Agreements	0	0	0	0	951	951

	$0	$0	$0	$0	$3,303	$3,303

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,463	$0	$11,463
Purchased Options	0	0	0	(19)	0	(19)
Written Options	0	3	0	(7)	0	(4)
Swap Agreements	0	166	0	0	(12)	154

	$0	$169	$0	$11,437	$(12)	$11,594

	$0	$169	$0	$11,437	$3,291	$14,897

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$315	$315
Swap Agreements	0	0	0	0	(307)	(307)

	$0	$0	$0	$0	$8	$8

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$676	$0	$676
Purchased Options	0	0	0	16	0	16
Swap Agreements	0	(2,491)	0	0	0	(2,491)

	$0	$(2,491)	$0	$692	$0	$(1,799)

	$0	$(2,491)	$0	$692	$8	$(1,791)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$1,236	$0	$1,236
Austria
Corporate Bonds & Notes	0	585	0	585
Barbados
Corporate Bonds & Notes	0	3,059	0	3,059
Bermuda
Corporate Bonds & Notes	0	18,778	0	18,778
Brazil
Corporate Bonds & Notes	0	25,392	0	25,392
Bulgaria
Corporate Bonds & Notes	0	112	0	112
Canada
Corporate Bonds & Notes	0	5,301	0	5,301
Cayman Islands
Bank Loan Obligations	0	1,615	0	1,615
Corporate Bonds & Notes	0	32,839	829	33,668
Chile
Corporate Bonds & Notes	0	7,853	0	7,853
China
Corporate Bonds & Notes	0	6,431	0	6,431
Colombia
Corporate Bonds & Notes	0	8,479	0	8,479
Curacao
Corporate Bonds & Notes	0	1,297	0	1,297
Czech Republic
Corporate Bonds & Notes	0	1,024	0	1,024
Guatemala
Corporate Bonds & Notes	0	3,734	0	3,734
Hong Kong
Corporate Bonds & Notes	0	7,580	0	7,580

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
India
Corporate Bonds & Notes	$0	$11,150	$0	$11,150
Indonesia
Corporate Bonds & Notes	0	2,880	0	2,880
Ireland
Corporate Bonds & Notes	0	9,309	0	9,309
Israel
Corporate Bonds & Notes	0	2,912	0	2,912
Kazakhstan
Corporate Bonds & Notes	0	2,007	0	2,007
Luxembourg
Corporate Bonds & Notes	0	12,671	0	12,671
Marshall Islands
Corporate Bonds & Notes	0	723	0	723
Mauritius
Corporate Bonds & Notes	0	1,615	0	1,615
Mexico
Corporate Bonds & Notes	0	11,665	70	11,735
Netherlands
Corporate Bonds & Notes	0	14,151	0	14,151
Paraguay
Corporate Bonds & Notes	0	2,395	0	2,395
Peru
Corporate Bonds & Notes	0	4,812	0	4,812
Philippines
Corporate Bonds & Notes	0	2,019	0	2,019
Qatar
Corporate Bonds & Notes	0	531	0	531
Romania
Corporate Bonds & Notes	0	2,995	0	2,995
Russia
Corporate Bonds & Notes	0	10,765	0	10,765

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	79

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Singapore
Corporate Bonds & Notes	$0	$4,411	$0	$4,411
South Korea
Corporate Bonds & Notes	0	1,285	0	1,285
Supranational
Corporate Bonds & Notes	0	504	0	504
Sweden
Corporate Bonds & Notes	0	1,040	0	1,040
Thailand
Corporate Bonds & Notes	0	4,765	0	4,765
Turkey
Corporate Bonds & Notes	0	17,157	0	17,157
United Arab Emirates
Corporate Bonds & Notes	0	2,676	0	2,676
United Kingdom
Corporate Bonds & Notes	0	13,514	0	13,514
United States
Corporate Bonds & Notes	0	7,791	0	7,791
Virgin Islands (British)
Corporate Bonds & Notes	0	7,006	0	7,006
Short-Term Instruments
Repurchase Agreements	0	2,075	0	2,075
U.S. Treasury Bills	0	3,897	0	3,897
	$0	$284,036	$899	$284,935

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$17,447	$0	$0	$17,447

Total Investments	$17,447	$284,036	$899	$302,382

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	120	12	0	132
Over the counter	0	1,128	0	1,128
	$120	$1,140	$0	$1,260

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1)	(15)	0	(16)
Over the counter	0	(3,898)	0	(3,898)
	$(1)	$(3,913)	$0	$(3,914)

Totals	$17,566	$281,263	$899	$299,728

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Currency Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 75.8%

BERMUDA 0.0%

CORPORATE BONDS & NOTES 0.0%
Qtel International Finance Ltd.
3.375% due 10/14/2016		$500	$515

Total Bermuda (Cost $512)			515

BRAZIL 25.5%

CORPORATE BONDS & NOTES 4.7%
Banco BTG Pactual S.A.
4.875% due 07/08/2016		$1,000	1,026
Banco do Brasil S.A.
4.500% due 01/20/2016	EUR	22,000	24,188
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		$4,900	4,910
Banco Pan S.A.
5.500% due 08/04/2015		4,450	4,372
Banco Santander Brasil S.A.
4.250% due 01/14/2016		11,600	11,773
4.500% due 04/06/2015		9,275	9,275
4.625% due 02/13/2017		40,685	42,109
Banco Votorantim S.A.
5.250% due 02/11/2016		5,220	5,272
Caixa Economica Federal
2.375% due 11/06/2017		14,520	13,746
4.500% due 10/03/2018		1,850	1,820
Centrais Eletricas Brasileiras S.A.
7.750% due 11/30/2015		20,460	21,105
Petrobras Global Finance BV
1.881% due 05/20/2016		35,000	33,166
2.000% due 05/20/2016		22,800	21,865
2.393% due 01/15/2019		26,000	22,587
2.631% due 03/17/2017		12,200	11,253
3.000% due 01/15/2019		300	260
3.875% due 01/27/2016		34,770	34,192
5.875% due 03/01/2018		9,980	9,581
6.125% due 10/06/2016		1,400	1,400
7.875% due 03/15/2019		12,200	12,487
8.375% due 12/10/2018		3,400	3,519

			289,906

SOVEREIGN ISSUES 20.8%
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		17,300	17,408
4.125% due 09/15/2017	EUR	20,000	22,080
6.369% due 06/16/2018		$5,400	5,736
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	605,000	184,003
0.000% due 10/01/2015		1,322,000	388,944
0.000% due 01/01/2016		952,400	271,293
0.000% due 04/01/2016		573,300	158,295
0.000% due 01/01/2017		176,600	44,378
0.000% due 07/01/2017		708,400	167,496
0.000% due 07/01/2018		43,000	9,010
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2017		4,932	1,545

			1,270,188

Total Brazil (Cost $1,849,682)			1,560,094

CAYMAN ISLANDS 2.5%

ASSET-BACKED SECURITIES 0.0%
Dryden Leveraged Loan CDO
0.497% due 10/20/2020		$1,895	1,884

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.5%
Alibaba Group Holding Ltd.
0.782% due 11/28/2017		$7,400	$7,381
1.625% due 11/28/2017		42,600	42,731
Baidu, Inc.
2.250% due 11/28/2017		400	404
3.250% due 08/06/2018		3,800	3,942
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		3,300	3,357
Interoceanica Finance Ltd.
0.000% due 11/30/2018		5,937	5,448
IPIC GMTN Ltd.
3.125% due 11/15/2015		12,275	12,480
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		1,105	958
Pemex Finance Ltd.
9.150% due 11/15/2018		7,500	8,583
10.610% due 08/15/2017		156	173
Peru Enhanced Pass-Through Finance Ltd.
0.000% due 05/31/2018		16,030	15,282
QNB Finance Ltd.
1.505% due 10/31/2016		500	505
3.125% due 11/16/2015		45,255	46,005
Tencent Holdings Ltd.
2.000% due 05/02/2017		5,000	5,030

			152,279

Total Cayman Islands (Cost $153,286)			154,163

CHILE 1.0%

CORPORATE BONDS & NOTES 1.0%
Banco de Credito e Inversiones
3.000% due 09/13/2017		$1,900	1,943
Banco del Estado de Chile
2.000% due 11/09/2017		16,500	16,611
Banco Santander Chile
1.152% due 04/11/2017		5,100	5,087
1.857% due 01/19/2016		4,800	4,836
3.750% due 09/22/2015		28,100	28,429
Telefonica Moviles Chile S.A.
2.875% due 11/09/2015		3,000	3,028

Total Chile (Cost $59,840)			59,934

CHINA 0.8%

CORPORATE BONDS & NOTES 0.3%
Sinopec Group Overseas Development Ltd.
1.032% due 04/10/2017		$20,000	19,982

SOVEREIGN ISSUES 0.5%
China Development Bank Corp.
2.950% due 08/02/2015	CNY	38,000	6,132
5.800% due 01/03/2016		99	16
5.840% due 01/03/2019		2,160	373
China Government International Bond
2.480% due 12/01/2020		5,000	759
3.290% due 04/18/2020		5,140	822
3.320% due 06/12/2015		390	63
3.380% due 05/23/2023		700	111
4.080% due 08/22/2023		700	117
Export-Import Bank of China
3.350% due 06/18/2017		100,000	16,096
4.875% due 07/21/2015		$7,699	7,789

			32,278

Total China (Cost $52,587)			52,260

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLOMBIA 3.8%

CORPORATE BONDS & NOTES 0.5%
Banco de Bogota S.A.
5.000% due 01/15/2017		$10,683	$11,110
Ecopetrol S.A.
7.625% due 07/23/2019		15,930	18,782

			29,892

SOVEREIGN ISSUES 3.3%
Bogota Distrito Capital
9.750% due 07/26/2028	COP	60,000	29
Colombia Government International Bond
2.057% due 11/16/2015		$64,548	64,884
7.375% due 01/27/2017		900	999
12.000% due 10/22/2015	COP	295,691,000	119,032
Colombian TES
5.000% due 11/21/2018		8,935,000	3,395
7.000% due 05/04/2022		1,816,000	717
7.250% due 06/15/2016		27,683,000	10,948

			200,004

Total Colombia (Cost $262,206)			229,896

CROATIA 0.0%

SOVEREIGN ISSUES 0.0%
Croatia Government International Bond
6.250% due 04/27/2017		$800	852

Total Croatia (Cost $840)			852

CZECH REPUBLIC 0.0%

CORPORATE BONDS & NOTES 0.0%
Hyundai Motor Manufacturing Czech s.r.o.
4.500% due 04/15/2015		$750	751

Total Czech Republic (Cost $751)			751

EL SALVADOR 0.1%

SOVEREIGN ISSUES 0.1%
El Salvador Government International Bond
7.375% due 12/01/2019		$3,700	4,051

Total El Salvador (Cost $4,098)			4,051

FRANCE 0.3%

CORPORATE BONDS & NOTES 0.3%
Credit Agricole S.A.
0.813% due 06/12/2017		$16,000	15,995

Total France (Cost $16,000)			15,995

GERMANY 0.1%

CORPORATE BONDS & NOTES 0.1%
Deutsche Bank AG
0.731% due 05/30/2017		$6,500	6,506

Total Germany (Cost $6,500)			6,506

HONG KONG 0.2%

CORPORATE BONDS & NOTES 0.2%
China Resources Power Holdings Co. Ltd.
3.750% due 08/03/2015		$900	908
CNOOC Finance Ltd.
1.125% due 05/09/2016		8,200	8,192

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	81

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CNOOC Nexen Finance ULC
1.625% due 04/30/2017		$3,900	$3,892

Total Hong Kong (Cost $12,985)			12,992

INDIA 2.3%

CORPORATE BONDS & NOTES 2.3%
Bank of India
4.750% due 09/30/2015		$1,525	1,550
Export-Import Bank of India
4.000% due 08/07/2017		27,650	28,981
4.400% due 04/21/2015		23,343	23,384
HDFC Bank Ltd.
3.000% due 11/30/2016		17,000	17,395
Indian Railway Finance Corp. Ltd.
3.417% due 10/10/2017		5,000	5,149
4.406% due 03/30/2016		5,350	5,507
ONGC Videsh Ltd.
2.500% due 05/07/2018		1,200	1,201
State Bank of India
2.406% due 01/21/2016		4,700	4,691
4.125% due 08/01/2017		3,900	4,089
4.500% due 07/27/2015		49,725	50,245

Total India (Cost $141,332)			142,192

INDONESIA 6.4%

CORPORATE BONDS & NOTES 1.8%
Bank Negara Indonesia Persero Tbk PT
4.125% due 04/27/2017		$10,810	11,229
Lembaga Pembiayaan Ekspor Indonesia
3.750% due 04/26/2017		24,868	25,738
Majapahit Holding BV
7.250% due 06/28/2017		6,345	6,980
7.750% due 10/17/2016		61,567	66,877

			110,824

SOVEREIGN ISSUES 4.6%
Indonesia Government International Bond
6.875% due 03/09/2017		88,415	97,256
6.875% due 01/17/2018		75,200	84,976
7.250% due 04/20/2015		59,470	59,772
7.500% due 01/15/2016		6,250	6,562
11.625% due 03/04/2019		24,100	32,234

			280,800

Total Indonesia (Cost $388,142)			391,624

IRELAND 0.2%

ASSET-BACKED SECURITIES 0.0%
Avoca CLO PLC
0.348% due 09/15/2021	EUR	144	155

CORPORATE BONDS & NOTES 0.2%
Novatek OAO Via Novatek Finance Ltd.
5.326% due 02/03/2016		$625	631
OJSC Novolipetsk Steel Via Steel Funding Ltd.
4.450% due 02/19/2018		1,600	1,503
Russian Railways via RZD Capital PLC
5.739% due 04/03/2017		3,100	3,115
VEB-Leasing Via VEB Leasing Investment Ltd.
5.125% due 05/27/2016		5,100	5,030
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		2,500	2,438

			12,717

Total Ireland (Cost $13,363)			12,872

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ISRAEL 0.1%

CORPORATE BONDS & NOTES 0.1%
Delek & Avner Tamar Bond Ltd.
2.803% due 12/30/2016		$6,300	$6,296

Total Israel (Cost $6,300)			6,296

KAZAKHSTAN 1.6%

CORPORATE BONDS & NOTES 1.6%
Intergas Finance BV
6.375% due 05/14/2017		$29,844	29,760
KazMunayGas National Co. JSC
7.000% due 05/05/2020		2,000	2,041
9.125% due 07/02/2018		18,750	20,429
Samruk-Energy JSC
3.750% due 12/20/2017		51,100	48,226

Total Kazakhstan (Cost $106,478)			100,456

LUXEMBOURG 4.5%

CORPORATE BONDS & NOTES 4.5%
Gazprom OAO Via Gaz Capital S.A.
4.950% due 05/23/2016		$17,800	18,011
5.092% due 11/29/2015		24,800	24,924
5.875% due 06/01/2015	EUR	7,100	7,681
6.212% due 11/22/2016		$12,200	12,548
9.250% due 04/23/2019		400	432
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		12,800	12,128
6.299% due 05/15/2017		250	245
7.750% due 05/29/2018		3,000	2,986
8.700% due 03/17/2016	RUB	1,049,500	17,207
Sberbank of Russia Via SB Capital S.A.
5.180% due 06/28/2019		$3,700	3,437
5.400% due 03/24/2017		12,200	11,956
5.499% due 07/07/2015 (c)		140,420	140,841
7.000% due 01/31/2016	RUB	158,000	2,589
Severstal OAO Via Steel Capital S.A.
4.450% due 03/19/2018		$4,700	4,455
6.250% due 07/26/2016		1,000	1,026
6.700% due 10/25/2017		17,495	17,758

Total Luxembourg (Cost $300,121)			278,224

MALAYSIA 0.3%

CORPORATE BONDS & NOTES 0.3%
1Malaysia Sukuk Global Bhd.
3.928% due 06/04/2015		$8,600	8,643
Export-Import Bank of Malaysia Bhd.
2.875% due 12/14/2017		400	410
Penerbangan Malaysia Bhd.
5.625% due 03/15/2016		10,750	11,181

Total Malaysia (Cost $20,226)			20,234

MEXICO 3.9%

CORPORATE BONDS & NOTES 3.8%
America Movil S.A.B. de C.V.
1.268% due 09/12/2016		$24,000	24,102
6.000% due 06/09/2019	MXN	232,400	15,311
6.450% due 12/05/2022		140,400	8,918
9.000% due 01/15/2016		100,700	6,858
Banco Mercantil del Norte S.A.
4.375% due 07/19/2015		$700	706
BBVA Bancomer S.A.
4.500% due 03/10/2016		92,659	95,670

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$630	$19
Petroleos Mexicanos
2.277% due 07/18/2018		12,500	12,825
5.750% due 03/01/2018		42,500	46,792
Telefonos de Mexico S.A.B. de C.V.
8.750% due 01/31/2016	MXN	285,300	19,371

			230,572

SOVEREIGN ISSUES 0.1%
Mexico Government International Bond
3.600% due 01/30/2025		$6,916	7,132
11.375% due 09/15/2016		140	162

			7,294

Total Mexico (Cost $248,908)			237,866

NETHERLANDS 0.4%

CORPORATE BONDS & NOTES 0.4%
Kazakhstan Temir Zholy Finance BV
7.000% due 05/11/2016		$15,515	16,213
SABIC Capital BV
3.000% due 11/02/2015		6,270	6,359
Waha Aerospace BV
3.925% due 07/28/2020		286	301

Total Netherlands (Cost $22,906)			22,873

PERU 0.1%

CORPORATE BONDS & NOTES 0.1%
BBVA Banco Continental S.A.
3.250% due 04/08/2018		$6,700	6,901

Total Peru (Cost $6,859)			6,901

PHILIPPINES 0.0%

CORPORATE BONDS & NOTES 0.0%
Power Sector Assets & Liabilities Management Corp.
6.875% due 11/02/2016		$500	544

Total Philippines (Cost $540)			544

POLAND 0.0%

SOVEREIGN ISSUES 0.0%
Poland Government International Bond
5.000% due 04/25/2016	PLN	2,700	738

Total Poland (Cost $961)			738

QATAR 0.4%

CORPORATE BONDS & NOTES 0.4%
Qatari Diar Finance Co.
3.500% due 07/21/2015		$20,000	20,185
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.832% due 09/30/2016		2,601	2,695

Total Qatar (Cost $22,825)			22,880

RUSSIA 0.0%

CORPORATE BONDS & NOTES 0.0%
SCF Capital Ltd.
5.375% due 10/27/2017		$300	273

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.0%
Russia Government International Bond
7.600% due 04/14/2021	RUB	3,500	$49

Total Russia (Cost $381)			322

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%
STATS ChipPAC Ltd.
5.375% due 03/31/2016		$3,900	3,939

Total Singapore (Cost $3,952)			3,939

SOUTH AFRICA 0.2%

CORPORATE BONDS & NOTES 0.2%
FirstRand Bank Ltd.
4.375% due 06/09/2016		$6,600	6,831
Transnet SOC Ltd.
4.500% due 02/10/2016		2,500	2,563

Total South Africa (Cost $9,347)			9,394

SOUTH KOREA 4.6%

CORPORATE BONDS & NOTES 2.7%
Hana Bank
1.375% due 02/05/2016		$9,600	9,621
4.000% due 11/03/2016		2,597	2,705
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		8,450	8,804
6.000% due 05/05/2015		950	954
Industrial Bank of Korea
1.375% due 10/05/2015		19,300	19,369
3.750% due 09/29/2016		15,185	15,724
Kookmin Bank
0.738% due 09/14/2015		6,600	6,600
1.131% due 01/27/2017		1,500	1,509
Korea Electric Power Corp.
3.000% due 10/05/2015		16,560	16,758
Korea Exchange Bank
1.750% due 09/27/2015		8,600	8,629
4.875% due 01/14/2016		6,950	7,152
Korea Expressway Corp.
1.625% due 04/28/2017		2,300	2,298
Korea Hydro & Nuclear Power Co. Ltd.
1.042% due 05/22/2017		36,500	36,494
3.125% due 09/16/2015		18,650	18,850
Korea National Oil Corp.
2.875% due 11/09/2015		704	713
4.000% due 10/27/2016		1,350	1,406
KT Corp.
4.875% due 07/15/2015		160	162
Shinhan Bank
0.901% due 04/08/2017		2,600	2,607
4.125% due 10/04/2016		950	990
4.375% due 09/15/2015		900	914
Woori Bank
4.500% due 10/07/2015		450	458
4.750% due 01/20/2016		400	411

			163,128

SOVEREIGN ISSUES 1.9%
Export-Import Bank of Korea
1.003% due 01/14/2017		2,900	2,915
1.121% due 09/17/2016		3,900	3,917

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.250% due 11/20/2015		$27,500	$27,588
4.000% due 01/11/2017		4,400	4,612
4.125% due 09/09/2015		1,518	1,541
Korea Development Bank
0.957% due 08/20/2015		22,000	22,022
1.000% due 01/22/2016		700	702
1.170% due 08/20/2015		1,800	1,804
3.250% due 03/09/2016		2,100	2,143
3.500% due 08/22/2017		700	732
4.000% due 09/09/2016		1,300	1,354
4.375% due 08/10/2015		5,000	5,065
Korea Housing Finance Corp.
3.500% due 12/15/2016		11,000	11,393
4.125% due 12/15/2015		25,325	25,899
Korea Land & Housing Corp.
1.875% due 08/02/2017		1,600	1,604

			113,291

Total South Korea (Cost $275,934)			276,419

SPAIN 0.1%

SOVEREIGN ISSUES 0.1%
Autonomous Community of Catalonia
3.875% due 04/07/2015	EUR	1,900	2,045
4.300% due 11/15/2016		200	227
Autonomous Community of Valencia
3.250% due 07/06/2015		420	456
4.375% due 07/16/2015		740	809

Total Spain (Cost $4,501)			3,537

SRI LANKA 0.1%

SOVEREIGN ISSUES 0.1%
Sri Lanka Government International Bond
5.125% due 04/11/2019		$3,800	3,814

Total Sri Lanka (Cost $3,925)			3,814

TURKEY 0.5%

CORPORATE BONDS & NOTES 0.2%
Export Credit Bank of Turkey
5.875% due 04/24/2019		$4,600	4,846
Turkiye Garanti Bankasi A/S
2.757% due 04/20/2016		10,500	10,508

			15,354

SOVEREIGN ISSUES 0.3%
Turkey Government International Bond
6.750% due 04/03/2018		800	888
7.000% due 09/26/2016		8,250	8,923
7.500% due 07/14/2017		8,700	9,712

			19,523

Total Turkey (Cost $34,781)			34,877

UNITED ARAB EMIRATES 0.3%

CORPORATE BONDS & NOTES 0.3%
Dolphin Energy Ltd.
5.888% due 06/15/2019		$14,156	15,501

Total United Arab Emirates (Cost $15,481)			15,501

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 0.1%

CORPORATE BONDS & NOTES 0.1%
Afren PLC
11.500% due 02/01/2016 ^		$8,850	$4,239

Total United Kingdom (Cost $9,268)			4,239

UNITED STATES 1.2%

ASSET-BACKED SECURITIES 0.2%
AFC Home Equity Loan Trust
0.954% due 02/25/2029		$217	181
Carrington Mortgage Loan Trust
0.274% due 06/25/2037		128	128
0.494% due 10/25/2035		21	21
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045		186	157
Credit-Based Asset Servicing and Securitization LLC
0.294% due 07/25/2037		55	37
Educational Funding Co. LLC
0.506% due 10/25/2029		2,978	2,768
GE-WMC Mortgage Securities Trust
0.214% due 08/25/2036		55	31
GSAA Home Equity Trust
0.474% due 05/25/2047		476	336
GSAMP Trust
0.244% due 12/25/2036		136	74
HSI Asset Loan Obligation Trust
0.231% due 12/25/2036		52	23
JPMorgan Mortgage Acquisition Trust
0.281% due 08/25/2036		3,311	1,906
MASTR Asset-Backed Securities Trust
0.224% due 01/25/2037		286	128
Morgan Stanley Mortgage Loan Trust
0.404% due 02/25/2037		389	229
New Century Home Equity Loan Trust
0.354% due 05/25/2036		533	380
Securitized Asset-Backed Receivables LLC Trust
0.234% due 12/25/2036 ^		328	122
0.254% due 11/25/2036 ^		241	102
SLC Student Loan Trust
0.337% due 11/15/2021		114	114
SLM Student Loan Trust
0.326% due 07/25/2023		5,861	5,855

			12,592

CORPORATE BONDS & NOTES 0.8%
AbbVie, Inc.
1.200% due 11/06/2015		2,570	2,574
Ally Financial, Inc.
3.125% due 01/15/2016		700	704
American Honda Finance Corp.
0.636% due 05/26/2016		100	100
Anheuser-Busch InBev Worldwide, Inc.
0.800% due 07/15/2015		1,023	1,024
Bank of America Corp.
3.958% due 10/21/2025	MXN	35,000	2,409
DISH DBS Corp.
7.125% due 02/01/2016		$3,900	4,061
Ford Motor Credit Co. LLC
2.750% due 05/15/2015		12,250	12,277
5.625% due 09/15/2015		1,400	1,429
General Motors Financial Co., Inc.
2.750% due 05/15/2016		1,900	1,925
HCA, Inc.
6.500% due 02/15/2016		500	519
7.190% due 11/15/2015		1,000	1,037

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	83

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hyundai Capital America
1.625% due 10/02/2015	$978	$982
3.750% due 04/06/2016	3,225	3,307
International Lease Finance Corp.
4.875% due 04/01/2015	800	800
5.750% due 05/15/2016	1,100	1,145
6.750% due 09/01/2016	2,100	2,237
8.625% due 09/15/2015	100	103
JPMorgan Chase Bank N.A.
0.600% due 06/13/2016	1,000	998
MGM Resorts International
6.625% due 07/15/2015	4,600	4,652
6.875% due 04/01/2016	900	941
7.500% due 06/01/2016	100	105
Navient Corp.
6.250% due 01/25/2016	1,329	1,371
PepsiCo, Inc.
0.471% due 02/26/2016	2,700	2,704
Springleaf Finance Corp.
5.400% due 12/01/2015	500	509
5.750% due 09/15/2016	300	312

		48,225

MORTGAGE-BACKED SECURITIES 0.1%
American Home Mortgage Investment Trust
0.574% due 03/25/2046	4,176	3,502
Banc of America Mortgage Trust
2.551% due 07/25/2034	242	244
Countrywide Alternative Loan Trust
4.806% due 10/25/2035 ^	175	145
Countrywide Home Loan Mortgage Pass-Through Trust
2.349% due 04/20/2035	1,187	1,190
4.946% due 02/20/2036 ^	258	228
Credit Suisse First Boston Mortgage Securities Corp.
2.181% due 06/25/2033	983	967
Morgan Stanley Capital Trust
5.671% due 04/12/2049	464	464
Structured Adjustable Rate Mortgage Loan Trust
2.468% due 07/25/2034	2,108	2,110

		8,850

U.S. GOVERNMENT AGENCIES 0.1%
Fannie Mae
1.321% due 06/01/2043 - 07/01/2044	365	374
1.978% due 11/01/2035	54	57
5.100% due 11/01/2035	139	149
5.284% due 09/01/2035	117	125
5.310% due 10/01/2035	33	35
5.329% due 08/01/2035	19	20
5.362% due 09/01/2035	35	36
Freddie Mac
0.454% due 09/25/2031	180	169
2.231% due 08/01/2035	19	20
5.000% due 07/01/2025 - 12/01/2041	2,661	2,973

		3,958

Total United States (Cost $75,230)		73,625

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIETNAM 0.2%

SOVEREIGN ISSUES 0.2%
Vietnam Government International Bond
6.875% due 01/15/2016	$9,100	$9,498

Total Vietnam (Cost $9,450)		9,498

VIRGIN ISLANDS (BRITISH) 0.7%

CORPORATE BONDS & NOTES 0.7%
Cheung Kong Infrastructure Finance BVI Ltd.
0.970% due 06/20/2017	$8,400	8,391
CNPC General Capital Ltd.
1.450% due 04/16/2016	10,000	10,004
Rosneft Finance S.A.
6.625% due 03/20/2017	800	804
7.500% due 07/18/2016	9,800	10,012
7.875% due 03/13/2018	16,350	16,596

Total Virgin Islands (British) (Cost $47,745)		45,807

SHORT-TERM INSTRUMENTS 13.2%

CERTIFICATES OF DEPOSIT 1.5%
Banco do Brasil S.A.
1.211% due 06/29/2015	$8,900	8,901
China Construction Bank Corp.
1.700% due 04/16/2015	27,000	26,999
Itau Unibanco Holding S.A.
1.152% due 06/04/2015	26,300	26,298
1.190% due 06/26/2015	13,500	13,499
Kookmin Bank
0.744% due 07/15/2015	16,800	16,801

		92,498

COMMERCIAL PAPER 1.6%
Amcor Ltd.
0.570% due 04/17/2015	4,000	3,999
Commonwealth Edison Co.
0.550% due 04/17/2015	3,900	3,899
0.550% due 04/21/2015	3,900	3,899
0.550% due 04/22/2015	3,900	3,899
Dominion Resources
0.530% due 04/14/2015	4,300	4,299
ENI Finance USA, Inc.
0.560% due 04/29/2015	5,900	5,897
ERP Operating LP
0.650% due 04/23/2015	5,800	5,798
Glencore Funding LLC
0.620% due 04/20/2015	12,500	12,496
0.620% due 04/22/2015	7,800	7,797
Hyundai Capital America, Inc.
0.560% due 04/15/2015	14,100	14,097
0.600% due 04/21/2015	5,900	5,898
Mohawk Industries, Inc.
0.610% due 04/24/2015	6,550	6,548
Mondelez International, Inc.
0.540% due 04/22/2015	11,700	11,696

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thermo Fisher Scientific, Inc.
0.670% due 04/06/2015		$3,900	$3,900
Virginia Electric & Power Co.
0.520% due 04/22/2015		1,900	1,899
0.520% due 04/23/2015		3,900	3,899

			99,920

REPURCHASE AGREEMENTS (b) 0.0%
			1,797

SHORT-TERM NOTES 0.4%
JPMorgan Chase Bank N.A.
0.703% due 07/02/2015		20,189	20,104
Pacific Gas & Electric Co.
0.458% due 05/11/2015		4,800	4,800

			24,904

MEXICO TREASURY BILLS 9.1%
3.055% due 04/01/2015 - 09/03/2015 (a)	MXN	8,541,600	557,109

U.S. TREASURY BILLS 0.6%
0.018% due 04/23/2015 - 06/25/2015 (a)(e)(g)		$34,224	34,223

Total Short-Term Instruments (Cost $829,863)			810,451

Total Investments in Securities (Cost $5,018,106)			4,633,132

		SHARES
INVESTMENTS IN AFFILIATES 24.6%

SHORT-TERM INSTRUMENTS 24.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 24.6%
PIMCO Short-Term Floating NAV Portfolio		1,209	12
PIMCO Short-Term Floating NAV Portfolio III		151,687,597	1,504,286

Total Short-Term Instruments (Cost $1,504,078)			1,504,298

Total Investments in Affiliates (Cost $1,504,078)			1,504,298

Total Investments 100.4% (Cost $6,522,184)			$6,137,430

Financial Derivative Instruments (d)(f) 3.8% (Cost or Premiums, net $(2,812))			235,113

Other Assets and Liabilities, net (4.2%)			(258,647)

Net Assets 100.0%			$6,113,896

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$1,797	Fannie Mae 2.200% due 10/17/2022	$(1,837)	$1,797	$1,797

Total Repurchase Agreements						$(1,837)	$1,797	$1,797

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
RYL	(1.000%)	08/29/2014	08/28/2016	$(10,355)	$(10,355)

Total Reverse Repurchase Agreements					$(10,355)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $24,252 at a weighted average interest rate of (0.785%).

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Freddie Mac	5.000%	04/01/2045	$ 13,000	$(14,347)	$(14,417)
Freddie Mac	6.000%	04/01/2045	2,000	(2,265)	(2,276)

Total Short Sales				$(16,612)	$(16,693)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(c)	Securities with an aggregate market value of $10,030 and cash of $143 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
RYL	$0	$(10,355)	$0	$(10,355)	$10,173	$(182)
SSB	1,797	0	0	1,797	(1,837)	(40)

Total Borrowings and Other Financing Transactions	$1,797	$(10,355)	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
Receive	3-Month USD-LIBOR	1.250%	06/17/2017	$1,094,000	$(6,796)	$(6,513)	$0	$(646)

Total Swap Agreements					$(6,796)	$(6,513)	$0	$(646)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	85

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(e)	Securities with an aggregate market value of $2,138 and cash of $4,799 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$(646)	$(646)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015	$		245,275		SGD	327,945	$0	$(6,387)

BOA	04/2015		BRL	18,610	$		6,776	946	0
	04/2015		COP	2,550			1	0	0
	04/2015		ILS	55,275			13,970	79	0
	04/2015		MYR	118,936			32,955	914	0
	04/2015		TRY	14,636			5,584	0	(5)
	04/2015	$		5,811		BRL	18,610	28	(8)
	04/2015			1		CLP	621	0	0
	04/2015			9,914		CNY	61,468	85	0
	04/2015			9,016		INR	561,935	2	0
	04/2015			77,837		JPY	9,303,873	0	(262)
	04/2015			2,769		PLN	10,180	0	(85)
	04/2015			11,550		RUB	785,660	1,876	0
	04/2015			27,900		SGD	37,657	0	(469)
	04/2015			164,365		TRY	412,093	0	(7,021)
	04/2015			2,151		ZAR	25,036	0	(96)
	05/2015		JPY	9,303,873	$		77,869	256	0
	05/2015		THB	5,099			156	0	0
	05/2015	$		5,318		KRW	5,807,735	0	(91)
	05/2015			37,659		MXN	559,895	1	(1,027)
	05/2015			2,194		THB	71,904	11	0
	05/2015			2,471		TWD	77,598	14	0
	06/2015		ILS	81,205	$		20,434	27	(2)
	06/2015	$		3,000		COP	7,326,420	0	(201)
	06/2015			44,997		MXN	686,929	0	(156)
	07/2015			11,616		PLN	43,203	0	(260)

BPS	04/2015		BRL	420,011	$		131,338	381	(644)
	04/2015		MXN	1,442,995			105,014	10,413	0
	04/2015		PEN	47,779			15,594	164	0
	04/2015	$		150,735		BRL	420,011	511	(19,645)
	04/2015			50,315		CLP	31,211,767	0	(388)
	04/2015			1,834		CNY	11,360	14	0
	04/2015			15,433		PEN	47,779	0	(3)
	05/2015			9,366		BRL	30,170	10	0
	06/2015		COP	59,975,831	$		25,769	2,858	0
	06/2015	$		23,681		COP	63,831,436	663	0
	07/2015		BRL	121,863	$		49,371	12,216	0
	07/2015		PEN	173,936			55,078	0	(246)
	09/2015	$		15,243		PEN	47,779	0	(238)
	10/2015		BRL	135,007	$		49,902	9,912	0
	01/2016			134,025			46,480	7,779	0
	04/2016			173,300			48,476	0	(458)
	07/2017			138,000			46,920	11,890	0

BRC	04/2015			1,564			646	156	0
	04/2015		CNY	297,122			47,939	0	(383)
	04/2015		ILS	108,817			27,804	458	0
	04/2015		RUB	3,809,420			65,623	526	0
	04/2015	$		488		BRL	1,564	3	0
	04/2015			26,483		CNY	165,233	386	0
	04/2015			17,729		ILS	70,755	52	0

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		14,624		INR	915,924	$57	$0
	04/2015			205,448		MYR	751,046	0	(3,115)
	04/2015			387		PLN	1,456	0	(3)
	04/2015			12,991		RUB	879,004	2,030	0
	04/2015			594		SGD	815	0	0
	04/2015			18,047		TRY	47,395	49	0
	04/2015			123,373		ZAR	1,444,236	0	(4,844)
	05/2015		CLP	15,975,742	$		24,721	0	(769)
	05/2015	$		1,620		IDR	20,233,800	0	(95)
	05/2015			26,362		KRW	29,670,431	344	0
	05/2015			893		MXN	13,565	0	(5)
	05/2015			45,216		PHP	2,031,342	164	0
	05/2015			64,803		RUB	3,809,420	0	(517)
	05/2015			416		TWD	13,087	3	0
	06/2015		COP	2,402,730	$		990	72	0
	06/2015		INR	586,415			9,204	0	(85)

CBK	04/2015		BRL	32,183			12,336	2,253	0
	04/2015		MXN	1,491,768			99,058	1,419	0
	04/2015		PEN	21,794			7,090	52	0
	04/2015		PLN	680			180	1	0
	04/2015		RUB	3,548,961			62,045	1,398	0
	04/2015		TRY	493			188	0	0
	04/2015	$		10,032		BRL	32,183	52	0
	04/2015			18,305		CLP	11,366,381	0	(123)
	04/2015			2,875		CNY	17,812	22	0
	04/2015			471		IDR	6,203,070	2	0
	04/2015			2,824		ILS	11,244	2	0
	04/2015			3,113		INR	195,236	20	0
	04/2015			7,039		PEN	21,794	0	(1)
	04/2015			5,838		PLN	21,955	44	(94)
	04/2015			16,020		SGD	21,753	25	(199)
	04/2015			367		ZAR	4,331	0	(12)
	04/2015		ZAR	707	$		58	0	0
	05/2015		MXN	6,200			406	0	0
	05/2015	$		2,973		IDR	38,174,807	0	(94)
	05/2015			5,445		KRW	5,948,269	0	(91)
	05/2015			22,407		MXN	336,401	66	(462)
	05/2015			61,342		RUB	3,548,961	0	(1,452)
	05/2015			10,499		THB	344,357	63	0
	06/2015		COP	1,339,250	$		550	38	0
	06/2015	$		4,948		CLP	3,122,188	23	0
	06/2015			1,044		COP	2,574,185	0	(61)
	07/2015			3,713		PLN	13,737	0	(102)
	09/2015			2,000		CNY	11,918	0	(86)
	09/2015			6,932		PEN	21,794	0	(87)
	01/2016		BRL	310,000	$		101,573	12,058	0

DUB	04/2015			177,543			58,205	2,994	(417)
	04/2015		CLP	1,326,072			2,062	0	(59)
	04/2015		CNY	58,991			9,530	0	(59)
	04/2015		COP	17,077,872			6,713	153	0
	04/2015		INR	586,415			9,289	0	(104)
	04/2015		PEN	85,354			27,857	292	0
	04/2015	$		61,849		BRL	177,543	69	(6,289)
	04/2015			6,713		CLP	4,166,826	0	(48)
	04/2015			111,287		MXN	1,639,928	0	(3,892)
	04/2015			27,569		PEN	85,354	0	(4)
	04/2015			37,791		RON	150,956	0	(1,036)
	04/2015			59,445		RUB	3,919,026	7,526	0
	04/2015			11,778		TRY	29,680	0	(446)
	05/2015		KRW	16,852,138	$		15,284	115	0
	05/2015	$		15,978		BRL	52,718	404	0
	05/2015			21,654		THB	711,123	157	0
	06/2015		COP	180,190,244	$		74,000	5,168	0
	06/2015		ILS	27,232			6,862	18	0
	06/2015	$		5,381		CLP	3,395,411	25	0
	07/2015		PEN	7,895	$		2,500	0	(11)
	07/2015	$		119,435		BRL	324,028	0	(20,640)
	09/2015			10,090		CNY	61,375	0	(232)
	09/2015			27,231		PEN	85,354	0	(425)
	01/2016		BRL	466,665	$		155,220	20,467	0
	04/2016	$		5,000		CNY	29,900	0	(295)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	87

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	04/2015		BRL	246,119	$		101,138	$24,022	$0
	04/2015	$		76,726		BRL	246,119	394	(4)
	04/2015			3,005		CLP	1,866,381	0	(19)
	04/2015			1,630		CNY	10,086	11	0
	04/2015			2,098		IDR	27,179,590	0	(27)
	04/2015			4,442		INR	277,403	10	0
	04/2015			67,993		MXN	997,961	0	(2,639)
	04/2015			390		MYR	1,426	0	(5)
	05/2015		RUB	19,663	$		334	2	0
	05/2015	$		2,956		IDR	37,895,920	0	(98)
	05/2015			618,806		KRW	682,140,473	0	(4,808)
	05/2015			1,490		MXN	22,311	0	(30)
	05/2015			2,659		TWD	83,759	23	0
	07/2015		BRL	105,200	$		43,257	11,181	0

GLM	04/2015			36,848			11,486	0	(59)
	04/2015		INR	8,847,238			141,262	0	(714)
	04/2015	$		11,694		BRL	36,848	0	(149)
	04/2015			25,342		COP	67,967,244	766	0
	04/2015			126,482		IDR	1,615,674,875	0	(3,361)
	04/2015			20,148		ILS	80,515	86	0
	04/2015			211,817		INR	13,355,046	2,498	0
	04/2015			1,666		MYR	5,999	0	(50)
	04/2015			12,917		ZAR	160,010	215	0
	05/2015		CHF	484	$		525	26	0
	05/2015		EUR	109,221			124,949	7,436	0
	05/2015	$		1,848		EUR	1,741	26	0
	05/2015			140,388		INR	8,847,238	686	0
	05/2015			50,287		JPY	6,090,000	516	0
	05/2015			861		MXN	12,978	0	(12)
	05/2015			23,349		PHP	1,033,208	0	(267)
	05/2015			889		TWD	28,199	14	0
	06/2015		COP	58,543,864	$		24,434	2,070	0
	07/2015		BRL	365,038			146,234	34,935	0
	07/2015	$		418,537		BRL	1,095,520	0	(84,516)
	09/2015		PEN	508	$		160	1	0
	10/2015		BRL	527,993			194,269	37,873	0
	01/2016			540,195			182,500	26,515	0

HUS	04/2015			171,994			52,310	0	(1,581)
	04/2015		CNH	29,291			4,646	0	(66)
	04/2015		CNY	217,888			35,327	0	(115)
	04/2015		HKD	14,220			1,834	0	0
	04/2015		MYR	469			126	0	0
	04/2015		SGD	82,297			60,468	520	0
	04/2015		TRY	20,469			7,809	0	(7)
	04/2015	$		53,699		BRL	171,994	255	(64)
	04/2015			44,810		CNY	277,132	281	(19)
	04/2015			535		IDR	7,019,200	0	0
	04/2015			557		MYR	2,078	3	0
	04/2015			200,575		SGD	268,778	0	(4,787)
	04/2015			117,465		TRY	303,834	45	(1,501)
	04/2015		ZAR	402,130	$		32,264	0	(739)
	05/2015		MXN	745,618			49,428	672	0
	05/2015	$		40,476		IDR	514,897,390	0	(1,648)
	05/2015			23,781		MXN	358,275	0	(340)
	05/2015			3,331		THB	109,378	28	(4)
	05/2015			281,775		TWD	8,894,613	3,031	0
	06/2015		CNY	58,991	$		9,528	0	(8)
	06/2015		MXN	381,066			24,432	0	(417)
	06/2015	$		13,104		INR	831,873	73	0
	07/2015		BRL	113,680	$		46,082	11,421	0
	07/2015		PLN	40,947			10,836	73	0

JPM	04/2015		BRL	450,993			141,424	916	(800)
	04/2015		CLP	519,214			849	19	0
	04/2015		HUF	1,624,511			5,840	30	0
	04/2015		PEN	97,786			31,585	5	0
	04/2015	$		153,875		BRL	450,993	0	(12,566)
	04/2015			17,070		CNY	105,668	118	0
	04/2015			39,345		CZK	942,163	0	(2,581)
	04/2015			5,876		IDR	77,060,495	30	(34)
	04/2015			242,056		INR	15,414,729	5,312	0

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		274,292		MXN	4,036,500	$0	$(9,952)
	04/2015			567		MYR	2,067	0	(10)
	04/2015			32,723		PEN	97,786	0	(1,143)
	04/2015			11,227		RON	43,844	0	(552)
	04/2015			294,582		RUB	18,868,975	27,861	0
	04/2015		ZAR	152,284	$		12,211	0	(287)
	05/2015		INR	457,627			7,272	0	(40)
	05/2015		KRW	28,718,811			26,037	187	0
	05/2015		MXN	2,924,120			194,883	3,849	0
	05/2015	$		41,238		BRL	133,692	307	0
	05/2015			30,548		IDR	383,440,995	0	(1,674)
	05/2015			7,272		INR	457,627	40	0
	05/2015			43,557		KRW	48,763,283	379	(44)
	05/2015			867		MXN	12,968	0	(19)
	05/2015			197,854		THB	6,495,553	1,376	(1)
	05/2015			2,552		TWD	80,116	13	0
	07/2015			261,691		PLN	982,729	0	(3,368)
	04/2016		BRL	400,000	$		122,489	9,544	0
	07/2017			177,000			60,020	15,091	0

MSB	04/2015			316,211			97,406	0	(1,672)
	04/2015		RUB	4,416,224			74,147	0	(1,319)
	04/2015	$		98,471		BRL	316,211	606	0
	04/2015			46,942		CLP	29,181,958	0	(262)
	04/2015			63,272		CZK	1,562,951	0	(2,284)
	04/2015			375		PLN	1,398	0	(7)
	04/2015			65,292		RUB	4,359,426	9,204	0
	05/2015			73,244			4,416,224	1,282	0
	05/2015			3,443		TWD	108,533	32	0
	06/2015		COP	26,958,690	$		10,329	31	0
	07/2015	$		1,538		PLN	5,728	0	(33)
	01/2016		BRL	346,200	$		120,388	20,421	0

NGF	04/2015			934			291	0	(2)
	04/2015		COP	8,684,456			3,403	67	0
	04/2015	$		320		BRL	934	0	(27)
	04/2015			3,403		CLP	2,112,480	0	(24)
	05/2015		KRW	45,689,040	$		41,385	256	0
	05/2015		MXN	245,636			16,427	355	0

RBC	04/2015	$		2,293		CNY	14,236	23	0
	04/2015			9,588		SGD	12,838	0	(237)
	05/2015			5,268		MXN	78,209	0	(151)
	07/2015			2,311		PLN	8,463	0	(86)

SCX	04/2015			561,006		CNY	3,480,479	5,130	0
	04/2015			50,971		INR	3,197,142	340	(4)
	04/2015			19,122		MYR	69,883	0	(296)
	05/2015			846		KRW	933,857	0	(6)
	05/2015			7,735		MXN	113,485	0	(310)

SOG	04/2015		IDR	3,036,957	$		231	0	0
	04/2015	$		30,525		CNY	189,131	239	0
	04/2015			962		IDR	12,720,760	7	0
	04/2015			5,434		INR	342,239	58	0
	05/2015			7,706		KRW	8,616,889	55	(5)
	05/2015			3,272		THB	107,393	22	(1)
	05/2015			12,217		TWD	384,080	88	(7)
	09/2015		MXN	1,476,487	$		97,133	1,338	0

UAG	04/2015		INR	15,869,938			253,109	0	(1,564)
	04/2015		JPY	9,303,873			77,870	296	0
	04/2015		PEN	57,141			18,456	3	0
	04/2015	$		30,634		IDR	393,181,742	3	(675)
	04/2015			34,242		INR	2,131,967	20	(49)
	04/2015			1,661		MYR	5,988	0	(48)
	04/2015			19,152		PEN	57,141	0	(699)
	05/2015			120,366		IDR	1,548,340,491	0	(3,603)
	05/2015			5,236		TWD	163,485	21	(22)
	06/2015		CNY	390	$		63	0	0
	06/2015	$		249,665		INR	15,869,938	1,723	0
	07/2015		BRL	713,735	$		275,001	57,385	0
	07/2017			393,400			134,549	34,688	0

Total Forward Foreign Currency Contracts								$484,754	$(238,847)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	89

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC USD versus BRL	BRL	3.000	04/23/2015	$	51,100	$344	$159

HUS	Put - OTC EUR versus USD	$	1.090	05/01/2015	EUR	58,500	765	1,408

							$1,109	$1,567

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Cost	Market Value
FBF	Call - OTC EURO STOXX 50 Index	3,600.000	12/20/2019	EUR	8	$2,705	$4,195

Total Purchased Options						$3,814	$5,762

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/15/2015	$	14,413	$(392)	$(2,737)

DUB	Call - OTC USD versus BRL		4.000	03/10/2016		12,100	(379)	(453)
	Put - OTC USD versus ILS	ILS	3.850	06/02/2015		39,400	(254)	(157)
	Call - OTC USD versus ILS		4.200	06/02/2015		39,400	(170)	(106)

FBF	Put - OTC USD versus INR	INR	61.410	05/29/2015		33,910	(175)	(75)
	Call - OTC USD versus INR		64.370	05/29/2015		33,910	(178)	(143)
	Put - OTC USD versus KRW	KRW	1,050.000	04/14/2015		18,773	(137)	0
	Call - OTC USD versus KRW		1,125.000	04/14/2015		18,773	(97)	(58)

HUS	Put - OTC EUR versus USD	$	1.060	05/01/2015	EUR	58,500	(280)	(583)
	Call - OTC EUR versus USD		1.120	05/01/2015		58,500	(398)	(144)

JPM	Call - OTC USD versus INR	INR	62.330	04/24/2015	$	25,600	(397)	(201)
	Put - OTC USD versus INR		62.330	04/24/2015		25,600	(397)	(122)
	Put - OTC USD versus INR		62.000	07/28/2015		31,600	(149)	(205)

							$(3,403)	$(4,984)

OPTIONS ON INDICES

Counterparty	Description	Strike Value	Expiration Date	Notional Amount		Premiums (Received)	Market Value
FBF	Put - OTC EURO STOXX 50 Index	2,300.000	12/20/2019	EUR	8	$(2,660)	$(1,641)

Total Written Options						$(6,063)	$(6,625)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	Notional Amount in $	Notional Amount in EUR		Premiums
Balance at Beginning of Period	$434,625	EUR	0	$(4,637)
Sales	1,364,367		881,908	(15,706)
Closing Buys	(385,677)		(358,200)	5,088
Expirations	(849,817)		(338,400)	7,020
Exercised	(270,019)		(68,300)	2,172

Balance at End of Period	$293,479	EUR	117,008	$(6,063)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	03/20/2016	0.708%	$	800	$4	$(1)	$3	$0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		1,300	(3)	(17)	0	(20)
	South Africa Government International Bond	1.000%	06/20/2015	0.693%		57,000	328	(270)	58	0
	South Africa Government International Bond	1.000%	09/20/2015	0.693%		13,400	79	(55)	24	0

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	South Africa Government International Bond	1.000%	09/20/2015	0.693%	$	6,800	$45	$(33)	$12	$0

BRC	Colombia Government International Bond	1.000%	06/20/2019	1.381%		4,400	19	(85)	0	(66)
	South Africa Government International Bond	1.000%	06/20/2015	0.693%		5,200	26	(21)	5	0
	South Africa Government International Bond	1.000%	09/20/2015	0.693%		2,800	19	(14)	5	0

CBK	Russia Government International Bond	1.000%	03/20/2016	3.670%		20,000	0	(506)	0	(506)

DUB	Brazil Government International Bond	1.000%	06/20/2015	1.024%		5,600	11	(9)	2	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		400	(1)	0	0	(1)
	Colombia Government International Bond	1.000%	03/20/2016	0.708%		800	5	(2)	3	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		11,100	(27)	(140)	0	(167)
	Petroleos Mexicanos	1.000%	03/20/2016	0.993%		10,000	(160)	164	4	0
	South Africa Government International Bond	1.000%	09/20/2015	0.693%		2,800	17	(12)	5	0

FBF	Colombia Government International Bond	1.000%	03/20/2016	0.708%		300	2	(1)	1	0

GST	Brazil Government International Bond	1.000%	03/20/2016	1.195%		15,700	(7)	(18)	0	(25)
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		4,100	20	(82)	0	(62)

HUS	Colombia Government International Bond	1.000%	03/20/2016	0.708%		8,800	58	(30)	28	0

JPM	Brazil Government International Bond	1.000%	03/20/2016	1.195%		5,000	(15)	7	0	(8)
	Russia Government International Bond	1.000%	03/20/2016	3.670%		68,000	(73)	(1,647)	0	(1,720)

MYC	Brazil Government International Bond	1.000%	03/20/2016	1.195%		5,600	(1)	(8)	0	(9)
	Export-Import Bank of China	1.000%	09/20/2016	0.486%		1,000	(27)	35	8	0
	Qatar Government International Bond	1.000%	06/20/2016	0.344%		2,000	3	14	17	0

							$322	$(2,731)	$175	$(2,584)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Year BRL-CDI	12.810%	01/04/2016	BRL	164,800	$(7)	$(172)	$0	$(179)
	Pay	1-Year BRL-CDI	8.910%	01/02/2017		44,900	6	(1,078)	0	(1,072)
	Pay	1-Year BRL-CDI	8.860%	01/02/2017		8,100	(6)	(174)	0	(180)
	Pay	1-Year BRL-CDI	13.720%	01/02/2017		18,200	73	884	957	0

BPS	Pay	1-Year BRL-CDI	11.320%	01/04/2016		93,000	(8)	(129)	0	(137)
	Pay	1-Year BRL-CDI	8.485%	01/02/2017		8,600	43	(276)	0	(233)
	Pay	1-Year BRL-CDI	10.910%	01/02/2017		38,000	(20)	(265)	0	(285)
	Pay	1-Year BRL-CDI	11.470%	01/02/2017		88,800	(143)	(222)	0	(365)
	Pay	1-Year BRL-CDI	12.255%	01/02/2017		35,700	27	(35)	0	(8)
	Pay	1-Year BRL-CDI	12.360%	01/02/2018		153,200	(370)	(197)	0	(567)
	Pay	1-Year BRL-CDI	12.055%	01/04/2021		29,400	(14)	(125)	0	(139)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		74,800	124	231	355	0

BRC	Pay	1-Year BRL-CDI	11.470%	01/02/2017		37,000	(20)	(132)	0	(152)

CBK	Pay	1-Year BRL-CDI	11.320%	01/04/2016		202,600	(29)	(271)	0	(300)
	Pay	1-Year BRL-CDI	12.180%	01/02/2018		81,100	(286)	(144)	0	(430)

DUB	Pay	1-Year BRL-CDI	9.210%	01/02/2017		49,300	0	(1,065)	0	(1,065)
	Pay	1-Year BRL-CDI	10.630%	01/02/2017		44,000	(91)	(366)	0	(457)
	Pay	1-Year BRL-CDI	10.770%	01/02/2017		33,600	0	(294)	0	(294)
	Pay	1-Year BRL-CDI	12.850%	01/04/2021		46,830	94	129	223	0

FBF	Pay	1-Year BRL-CDI	12.360%	01/02/2018		74,000	75	(349)	0	(274)

GLM	Pay	1-Year BRL-CDI	12.850%	01/04/2021		72,600	168	177	345	0

HUS	Pay	1-Year BRL-CDI	12.800%	01/04/2021		130,000	(288)	412	124	0
	Pay	3-Month ZAR-JIBAR	7.500%	06/19/2023	ZAR	31,000	(52)	39	0	(13)

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	307,400	(59)	(396)	0	(455)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	91

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	1-Year BRL-CDI	10.910%	01/02/2017	BRL	211,000	$303	$(1,885)	$0	$(1,582)
	Pay	1-Year BRL-CDI	10.920%	01/02/2017		23,700	0	(176)	0	(176)

SOG	Pay	28-Day MXN-TIIE	4.310%	08/30/2016	MXN	100,000	0	4	4	0

UAG	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	140,560	(405)	(116)	0	(521)

							$(885)	$(5,991)	$2,008	$(8,884)

Total Swap Agreements							$(563)	$(8,722)	$2,183	$(11,468)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $24,680 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
AZD	$0	$0	$0	$0	$(6,387)	$0	$0	$(6,387)	$(6,387)	$6,820	$433
BOA	4,239	0	1,042	5,281	(9,683)	(2,737)	(1,451)	(13,871)	(8,590)	9,389	799
BPS	56,811	0	367	57,178	(21,622)	0	(1,734)	(23,356)	33,822	(33,862)	(40)
BRC	4,300	0	10	4,310	(9,816)	0	(218)	(10,034)	(5,724)	6,110	386
CBK	17,538	0	0	17,538	(2,864)	0	(1,236)	(4,100)	13,438	(14,930)	(1,492)
DUB	37,388	159	237	37,784	(33,957)	(716)	(1,984)	(36,657)	1,127	(1,060)	67
FBF	35,643	4,195	1	39,839	(7,630)	(1,917)	(274)	(9,821)	30,018	(33,149)	(3,131)
GLM	113,663	0	345	114,008	(89,128)	0	0	(89,128)	24,880	(23,240)	1,640
GST	0	0	0	0	0	0	(87)	(87)	(87)	0	(87)
HUS	16,402	1,408	152	17,962	(11,296)	(727)	(13)	(12,036)	5,926	(5,000)	926
JPM	65,077	0	0	65,077	(33,071)	(528)	(2,183)	(35,782)	29,295	(31,733)	(2,438)
MSB	31,576	0	0	31,576	(5,577)	0	0	(5,577)	25,999	(29,510)	(3,511)
MYC	0	0	25	25	0	0	(1,767)	(1,767)	(1,742)	1,578	(164)
NGF	678	0	0	678	(53)	0	0	(53)	625	(1,030)	(405)
RBC	23	0	0	23	(474)	0	0	(474)	(451)	454	3
SCX	5,470	0	0	5,470	(616)	0	0	(616)	4,854	(4,320)	534
SOG	1,807	0	4	1,811	(13)	0	0	(13)	1,798	(1,730)	68
UAG	94,139	0	0	94,139	(6,660)	0	(521)	(7,181)	86,958	(89,683)	(2,725)

Total Over the Counter	$484,754	$5,762	$2,183	$492,699	$(238,847)	$(6,625)	$(11,468)	$(256,940)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$484,754	$0	$484,754
Purchased Options	0	0	4,195	1,567	0	5,762
Swap Agreements	0	175	0	0	2,008	2,183

	$0	$175	$4,195	$486,321	$2,008	$492,699

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$646	$646

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$238,847	$0	$238,847
Written Options	0	0	1,641	4,984	0	6,625
Swap Agreements	0	2,584	0	0	8,884	11,468

	$0	$2,584	$1,641	$243,831	$8,884	$256,940

	$0	$2,584	$1,641	$243,831	$9,530	$257,586

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(1,469)	$(1,469)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(362,218)	$0	$(362,218)
Purchased Options	0	0	0	(1,129)	0	(1,129)
Written Options	0	12	0	10,082	0	10,094
Swap Agreements	0	5,269	0	0	7,397	12,666

	$0	$5,281	$0	$(353,265)	$7,397	$(340,587)

	$0	$5,281	$0	$(353,265)	$5,928	$(342,056)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$(6,513)	$(6,513)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$206,352	$0	$206,352
Purchased Options	0	0	1,489	718	0	2,207
Written Options	0	0	1,020	(4,289)	0	(3,269)
Swap Agreements	0	(3,364)	0	0	(5,022)	(8,386)

	$0	$(3,364)	$2,509	$202,781	$(5,022)	$196,904

	$0	$(3,364)	$2,509	$202,781	$(11,535)	$190,391

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bermuda
Corporate Bonds & Notes	$0	$515	$0	$515
Brazil
Corporate Bonds & Notes	0	289,906	0	289,906
Sovereign Issues	0	1,270,188	0	1,270,188
Cayman Islands
Asset-Backed Securities	0	1,884	0	1,884
Corporate Bonds & Notes	0	146,831	5,448	152,279
Chile
Corporate Bonds & Notes	0	59,934	0	59,934
China
Corporate Bonds & Notes	0	19,982	0	19,982
Sovereign Issues	0	32,278	0	32,278
Colombia
Corporate Bonds & Notes	0	29,892	0	29,892
Sovereign Issues	0	200,004	0	200,004
Croatia
Sovereign Issues	0	852	0	852
Czech Republic
Corporate Bonds & Notes	0	751	0	751
El Salvador
Sovereign Issues	0	4,051	0	4,051
France
Corporate Bonds & Notes	0	15,995	0	15,995
Germany
Corporate Bonds & Notes	0	6,506	0	6,506
Hong Kong
Corporate Bonds & Notes	0	12,992	0	12,992
India
Corporate Bonds & Notes	0	142,192	0	142,192
Indonesia
Corporate Bonds & Notes	0	110,824	0	110,824
Sovereign Issues	0	280,800	0	280,800
Ireland
Asset-Backed Securities	0	155	0	155
Corporate Bonds & Notes	0	12,717	0	12,717

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Israel
Corporate Bonds & Notes	$0	$6,296	$0	$6,296
Kazakhstan
Corporate Bonds & Notes	0	100,456	0	100,456
Luxembourg
Corporate Bonds & Notes	0	278,224	0	278,224
Malaysia
Corporate Bonds & Notes	0	20,234	0	20,234
Mexico
Corporate Bonds & Notes	0	230,572	0	230,572
Sovereign Issues	0	7,294	0	7,294
Netherlands
Corporate Bonds & Notes	0	22,873	0	22,873
Peru
Corporate Bonds & Notes	0	6,901	0	6,901
Philippines
Corporate Bonds & Notes	0	544	0	544
Poland
Sovereign Issues	0	738	0	738
Qatar
Corporate Bonds & Notes	0	22,880	0	22,880
Russia
Corporate Bonds & Notes	0	273	0	273
Sovereign Issues	0	49	0	49
Singapore
Corporate Bonds & Notes	0	3,939	0	3,939
South Africa
Corporate Bonds & Notes	0	9,394	0	9,394
South Korea
Corporate Bonds & Notes	0	163,128	0	163,128
Sovereign Issues	0	113,291	0	113,291
Spain
Sovereign Issues	0	3,537	0	3,537
Sri Lanka
Sovereign Issues	0	3,814	0	3,814

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	93

Schedule of Investments PIMCO Emerging Markets Currency Fund (Cont.)

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Turkey
Corporate Bonds & Notes	$0	$15,354	$0	$15,354
Sovereign Issues	0	19,523	0	19,523
United Arab Emirates
Corporate Bonds & Notes	0	15,501	0	15,501
United Kingdom
Corporate Bonds & Notes	0	4,239	0	4,239
United States
Asset-Backed Securities	0	12,592	0	12,592
Corporate Bonds & Notes	0	48,225	0	48,225
Mortgage-Backed Securities	0	8,850	0	8,850
U.S. Government Agencies	0	3,958	0	3,958
Vietnam
Sovereign Issues	0	9,498	0	9,498
Virgin Islands (British)
Corporate Bonds & Notes	0	45,807	0	45,807
Short-Term Instruments
Certificates of Deposit	0	92,498	0	92,498
Commercial Paper	0	99,920	0	99,920
Repurchase Agreements	0	1,797	0	1,797
Short-Term Notes	0	4,800	20,104	24,904
Mexico Treasury Bills	0	557,109	0	557,109
U.S. Treasury Bills	0	34,223	0	34,223
	$0	$4,607,580	$25,552	$4,633,132

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,504,298	$0	$0	$1,504,298

Total Investments	$1,504,298	$4,607,580	$25,552	$6,137,430

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(16,693)	$0	$(16,693)

Financial Derivative Instruments - Assets
Over the counter	$0	$492,699	$0	$492,699

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(646)	0	(646)
Over the counter	0	(256,940)	0	(256,940)
	$0	$(257,586)	$0	$(257,586)

Totals	$1,504,298	$4,826,000	$25,552	$6,355,850

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund

March 31, 2015

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (b) 0.1%
		$510

Total Short-Term Instruments (Cost $510)		510

Total Investments in Securities (Cost $510)		510

	SHARES
INVESTMENTS IN AFFILIATES 100.8%

UNITED STATES 98.6%

MUTUAL FUNDS (a) 98.6%
PIMCO Emerging Local Bond Fund	26,829,647	212,491

	SHARES	MARKET VALUE (000S)
PIMCO Emerging Markets Bond Fund	7,641,183	$78,169
PIMCO Emerging Markets Corporate Bond Fund	11,634,459	122,395

Total United States (Cost $463,436)		413,055

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%
PIMCO Short-Term Floating NAV Portfolio	1,765	18
PIMCO Short-Term Floating NAV Portfolio III	951,956	9,440

Total Short-Term Instruments (Cost $9,456)		9,458

MARKET VALUE (000S)
Total Investments in Affiliates (Cost $472,892)	$422,513

Total Investments 100.9% (Cost $473,402)	$423,023

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $(2))	(21)

Other Assets and Liabilities, net (0.9%)	(3,934)

Net Assets 100.0%	$419,068

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$510	Freddie Mac 2.080% due 10/17/2022	$(523)	$510	$510

Total Repurchase Agreements						$(523)	$510	$510

(1)	Includes accrued interest.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$510	$0	$0	$0	$510	$(523)	$(13)

Total Borrowings and Other Financing Transactions	$510	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (2)	Notional Amount (3)	Premiums (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
FBF	Russia Government International Bond	1.000%	09/20/2015	3.577%	$ 1,800	$(2)	$(19)	$0	$(21)

Total Swap Agreements						$(2)	$(19)	$0	$(21)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	95

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund (Cont.)

March 31, 2015

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (4)
FBF	$0	$0	$0	$0	$0	$0	$(21)	$(21)	$(21)	$0	$(21)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Swap Agreements	$0	$21	$0	$0	$0	$21

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$53	$0	$0	$0	$53

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$(27)	$0	$0	$0	$(27)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$510	$0	$510
	$0	$510	$0	$510

Investments in Affiliates, at Value
United States
Mutual Funds	413,055	0	0	413,055
Short-Term Instruments
Central Funds Used for Cash Management Purposes	9,458	0	0	9,458
	$422,513	$0	$0	$422,513

Total Investments	$422,513	$510	$0	$423,023

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Financial Derivative Instruments - Liabilities
Over the counter	$0	$(21)	$0	$(21)

Totals	$422,513	$489	$0	$423,002

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged)

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 115.6%

AUSTRALIA 0.9%

MORTGAGE-BACKED SECURITIES 0.3%
Puma Finance Pty. Ltd.
0.402% due 02/21/2038		$973	$970
3.168% due 05/13/2045	AUD	6,034	4,598
Superannuation Members Home Loan Securitisation Fund
3.780% due 09/09/2041		121	93

			5,661

SOVEREIGN ISSUES 0.6%
New South Wales Treasury Corp.
4.000% due 05/20/2026		3,400	2,904
6.000% due 02/01/2018		3,300	2,795
Queensland Treasury Corp.
4.250% due 07/21/2023		7,200	6,113

			11,812

Total Australia (Cost $20,408)			17,473

BRAZIL 2.7%

CORPORATE BONDS & NOTES 0.8%
Petrobras Global Finance BV
2.631% due 03/17/2017		$5,200	4,796
3.250% due 03/17/2017		9,900	9,158
7.875% due 03/15/2019		1,300	1,331

			15,285

SOVEREIGN ISSUES 1.9%
Banco Nacional de Desenvolvimento Economico e Social
4.000% due 04/14/2019		900	893
5.750% due 09/26/2023		1,000	1,033
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016	BRL	51,100	14,556
0.000% due 01/01/2017		3,000	754
0.000% due 07/01/2017		68,600	16,220
0.000% due 01/01/2018		16,800	3,741
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		6,900	1,825

			39,022

Total Brazil (Cost $67,901)			54,307

CANADA 4.8%

CORPORATE BONDS & NOTES 0.8%
Caisse Centrale Desjardins
2.550% due 03/24/2016		$4,700	4,790
National Bank of Canada
2.200% due 10/19/2016		10,300	10,523

			15,313

SOVEREIGN ISSUES 4.0%
Canada Government International Bond
1.500% due 12/01/2044 (c)	CAD	215	231
Province of British Columbia
4.300% due 06/18/2042		3,100	3,196
Province of Ontario
2.100% due 09/08/2018		9,300	7,626
2.450% due 06/29/2022		$6,600	6,777
3.150% due 06/02/2022	CAD	25,100	21,772
3.450% due 06/02/2045		10,200	9,066
3.500% due 06/02/2024		16,400	14,572

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Quebec
3.500% due 12/01/2022	CAD	5,000	$4,434
4.250% due 12/01/2021		10,000	9,225
5.000% due 12/01/2038		3,200	3,455
5.000% due 12/01/2041		100	110

			80,464

Total Canada (Cost $103,522)			95,777

CAYMAN ISLANDS 0.9%

ASSET-BACKED SECURITIES 0.8%
BlackRock Senior Income
0.497% due 04/20/2019		$667	661
Hillmark Funding Ltd.
0.512% due 05/21/2021		5,541	5,488
Neuberger Berman CLO Ltd.
1.406% due 07/25/2023		6,300	6,308
Stone Tower CLO Ltd.
0.487% due 04/17/2021		502	496
Symphony CLO LP
1.352% due 01/09/2023		3,000	2,988

			15,941

CORPORATE BONDS & NOTES 0.1%
Baidu, Inc.
2.750% due 06/09/2019		1,600	1,620

Total Cayman Islands (Cost $17,345)			17,561

DENMARK 1.3%

CORPORATE BONDS & NOTES 0.8%
Nykredit Realkredit A/S
2.000% due 04/01/2015	DKK	14,900	2,144
2.000% due 10/01/2015		12,400	1,807
4.000% due 06/03/2036	EUR	4,300	4,696
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	50,600	7,406

			16,053

SOVEREIGN ISSUES 0.5%
Denmark Government Bond
3.000% due 11/15/2021		59,100	10,191

Total Denmark (Cost $27,562)			26,244

FRANCE 5.5%

CORPORATE BONDS & NOTES 0.3%
Banque PSA Finance S.A.
4.250% due 02/25/2016	EUR	1,900	2,108
BPCE S.A.
1.364% due 03/06/2017	GBP	1,400	2,090
Dexia Credit Local S.A.
2.000% due 01/22/2021	EUR	900	1,060

			5,258

SOVEREIGN ISSUES 5.2%
France Government Bond
1.000% due 05/25/2018 (g)		22,200	24,712
3.250% due 05/25/2045 (g)		22,600	37,692
4.000% due 10/25/2038 (g)		11,200	19,728
4.500% due 04/25/2041 (g)		8,600	16,660
4.750% due 04/25/2035		2,700	4,965

			103,757

Total France (Cost $100,669)			109,015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GERMANY 1.3%

BANK LOAN OBLIGATIONS 0.1%
Springer SBM Deutschland GmbH
4.75% due 03/17/2020	EUR	2,000	$2,171

SOVEREIGN ISSUES 1.2%
Republic of Germany
0.100% due 04/15/2023 (c)		5,493	6,524
0.750% due 04/15/2018 (c)		14,513	16,475
2.500% due 01/04/2021		600	741

			23,740

Total Germany (Cost $31,041)			25,911

GREECE 0.4%

CORPORATE BONDS & NOTES 0.4%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	8,650	8,067

Total Greece (Cost $11,906)			8,067

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%
Credit Suisse Group Funding Guernsey Ltd.
2.750% due 03/26/2020		$1,600	1,613

Total Guernsey, Channel Islands (Cost $1,599)			1,613

IRELAND 0.9%

ASSET-BACKED SECURITIES 0.1%
Magi Funding PLC
0.429% due 04/11/2021	EUR	1,059	1,137

CORPORATE BONDS & NOTES 0.7%
Depfa ACS Bank
3.875% due 11/14/2016		2,100	2,396
4.875% due 05/21/2019		950	1,219
5.125% due 03/16/2037		$7,000	9,044
German Postal Pensions Securitisation PLC
4.375% due 01/18/2022	EUR	1,000	1,379

			14,038

MORTGAGE-BACKED SECURITIES 0.1%
Emerald Mortgages PLC
0.231% due 07/15/2048		1,275	1,298

Total Ireland (Cost $16,417)			16,473

ITALY 16.1%

CORPORATE BONDS & NOTES 1.0%
Banco Popolare SC
3.500% due 03/14/2019	EUR	5,900	6,722
Intesa Sanpaolo SpA
3.125% due 01/15/2016		$6,500	6,590
3.625% due 08/12/2015		7,100	7,167

			20,479

MORTGAGE-BACKED SECURITIES 0.0%
Giovecca Mortgages SRL
0.655% due 04/23/2048	EUR	731	787

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	97

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 15.1%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (c)	EUR	5,656	$6,400
2.500% due 12/01/2024		800	959
3.250% due 09/01/2046		10,700	14,592
3.750% due 09/01/2024		83,900	110,361
4.000% due 02/01/2037		13,200	19,311
4.500% due 05/01/2023 (g)		14,100	19,202
4.500% due 03/01/2024 (g)		48,000	66,110
4.750% due 08/01/2023		600	833
4.750% due 09/01/2028		7,700	11,495
4.750% due 09/01/2044		23,600	40,500
5.000% due 09/01/2040		7,900	13,474

			303,237

Total Italy (Cost $334,534)			324,503

JAPAN 17.9%

SOVEREIGN ISSUES 17.9%
Japan Government International Bond
1.400% due 09/20/2034	JPY	32,320,000	283,834
1.500% due 12/20/2044		1,470,000	12,713
1.600% due 03/20/2033		2,772,000	25,492
1.700% due 09/20/2032		2,690,000	25,178
1.700% due 09/20/2044		1,190,000	10,775

Total Japan (Cost $363,764)			357,992

LUXEMBOURG 0.1%

ASSET-BACKED SECURITIES 0.1%
Penta CLO S.A.
0.398% due 06/04/2024	EUR	1,813	1,931

Total Luxembourg (Cost $2,317)			1,931

MEXICO 2.3%

SOVEREIGN ISSUES 2.3%
Mexico Government International Bond
1.290% due 06/08/2015	JPY	5,500,000	45,955

Total Mexico (Cost $70,201)			45,955

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.4%
Chapel BV
0.708% due 11/17/2064	EUR	690	710
Euro-Galaxy CLO BV
0.295% due 10/23/2021		2,505	2,680
Highlander Euro CDO BV
0.281% due 05/01/2023		3,717	3,945

			7,335

CORPORATE BONDS & NOTES 0.7%
Bank Nederlandse Gemeenten NV
1.375% due 03/19/2018		$10,000	10,080
GMAC International Finance BV
7.500% due 04/21/2015	EUR	2,000	2,158
ING Bank NV
2.625% due 12/05/2022		$2,350	2,425

			14,663

Total Netherlands (Cost $23,334)			21,998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NORWAY 1.3%

CORPORATE BONDS & NOTES 1.2%
DNB Boligkreditt A/S
2.900% due 03/29/2017		$10,000	$10,220
Eksportfinans ASA
0.890% due 06/16/2015	JPY	300,000	2,505
1.570% due 02/14/2018		500,000	4,037
2.000% due 09/15/2015		$6,500	6,519
5.500% due 05/25/2016		1,200	1,248

			24,529

SOVEREIGN ISSUES 0.1%
Kommunalbanken A/S
4.500% due 07/18/2022	AUD	1,900	1,607

Total Norway (Cost $28,125)			26,136

POLAND 3.3%

SOVEREIGN ISSUES 3.3%
Poland Government International Bond
3.250% due 07/25/2025	PLN	185,900	53,360
4.000% due 10/25/2023		39,800	11,988

Total Poland (Cost $69,956)			65,348

SLOVENIA 4.7%

SOVEREIGN ISSUES 4.7%
Slovenia Government International Bond
3.000% due 04/08/2021	EUR	100	122
4.375% due 01/18/2021		3,600	4,672
4.700% due 11/01/2016		56,100	64,757
4.750% due 05/10/2018		$8,700	9,343
5.250% due 02/18/2024		8,600	9,914
5.500% due 10/26/2022		200	231
5.850% due 05/10/2023		4,600	5,462

Total Slovenia (Cost $108,177)			94,501

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%
South Africa Government International Bond
8.000% due 12/21/2018	ZAR	6,400	544
8.250% due 09/15/2017		100	8

Total South Africa (Cost $825)			552

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%
Korea Hydro & Nuclear Power Co. Ltd.
1.042% due 05/22/2017		$1,600	1,600

Total South Korea (Cost $1,601)			1,600

SPAIN 9.2%

CORPORATE BONDS & NOTES 0.3%
Cedulas Fondo de Titulizacion de Activos
4.250% due 04/10/2031	EUR	4,200	6,237

SOVEREIGN ISSUES 8.9%
Autonomous Community of Catalonia
4.300% due 11/15/2016		3,300	3,745
4.950% due 02/11/2020		2,000	2,470
Autonomous Community of Valencia
4.375% due 07/16/2015		50	55

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Spain Government International Bond
3.800% due 04/30/2024	EUR	29,800	$39,365
4.700% due 07/30/2041		1,300	2,186
4.800% due 01/31/2024		1,800	2,538
5.150% due 10/31/2044		20,400	37,359
5.400% due 01/31/2023 (g)		57,100	81,725
Xunta de Galicia
6.131% due 04/03/2018		4,600	5,825
6.964% due 12/28/2017		3,000	3,811

			179,079

Total Spain (Cost $199,479)			185,316

SUPRANATIONAL 2.3%

CORPORATE BONDS & NOTES 2.3%
African Development Bank
5.250% due 03/23/2022	AUD	4,100	3,607
Asian Development Bank
4.625% due 03/06/2019	NZD	13,000	10,035
European Bank for Reconstruction & Development
0.500% due 09/01/2023	AUD	2,200	1,303
European Investment Bank
0.500% due 06/21/2023		5,600	3,391
European Union
3.375% due 04/04/2032	EUR	17,900	28,211

Total Supranational (Cost $44,112)			46,547

SWEDEN 1.4%

CORPORATE BONDS & NOTES 0.9%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	36,500	4,616
Stadshypotek AB
3.000% due 03/21/2018		41,000	5,176
4.250% due 10/10/2017	AUD	1,200	949
Sveriges Sakerstallda Obligationer AB
4.000% due 03/21/2018	SEK	17,000	2,198
Swedbank Hypotek AB
3.750% due 12/20/2017		40,700	5,194

			18,133

SOVEREIGN ISSUES 0.5%
Sweden Government International Bond
4.250% due 03/12/2019		68,000	9,274

Total Sweden (Cost $33,942)			27,407

SWITZERLAND 0.6%

CORPORATE BONDS & NOTES 0.6%
UBS AG
5.125% due 05/15/2024		$5,400	5,626
7.250% due 02/22/2022		6,000	6,470

Total Switzerland (Cost $12,067)			12,096

THAILAND 0.0%

CORPORATE BONDS & NOTES 0.0%
Thai Oil PCL
3.625% due 01/23/2023		$900	901

Total Thailand (Cost $896)			901

UNITED KINGDOM 8.7%

BANK LOAN OBLIGATIONS 0.4%
Virgin Media Bristol LLC
3.500% due 06/07/2020		$9,146	9,147

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 2.0%
Barclays Bank PLC
2.250% due 05/10/2017		$9,000	$9,224
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	1,300	1,446
HBOS PLC
0.973% due 09/30/2016		$2,100	2,101
HSBC Holdings PLC
6.375% due 03/30/2025 (d)		5,100	5,228
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		6,000	8,640
Royal Bank of Scotland PLC
9.500% due 03/16/2022		4,100	4,633
Tesco Corporate Treasury Services PLC
1.375% due 07/01/2019	EUR	1,000	1,056
Tesco PLC
5.000% due 03/24/2023	GBP	600	948
6.125% due 02/24/2022		3,300	5,575
Tesco Property Finance PLC
5.411% due 07/13/2044		849	1,251

			40,102

MORTGAGE-BACKED SECURITIES 0.5%
Business Mortgage Finance PLC
2.562% due 02/15/2041		3,785	5,538
EuroMASTR PLC
0.764% due 06/15/2040		428	593
Granite Mortgages PLC
0.886% due 06/20/2044		241	357
Paragon Mortgages PLC
0.922% due 05/15/2041		560	794
Preferred Residential Securities PLC
1.314% due 12/15/2042		795	1,099
RMAC Securities PLC
0.418% due 06/12/2044		$363	341
Southern Pacific Financing PLC
1.162% due 12/10/2042	GBP	456	631

			9,353

SOVEREIGN ISSUES 5.8%
United Kingdom Gilt
3.250% due 01/22/2044 (g)		37,600	66,714
3.500% due 01/22/2045 (g)		7,100	13,198
4.250% due 03/07/2036		1,500	2,994
4.250% due 12/07/2040 (g)		11,900	24,422
4.750% due 12/07/2030		2,000	4,087
4.750% due 12/07/2038		2,100	4,564

			115,979

Total United Kingdom (Cost $161,137)			174,581

UNITED STATES 23.8%

ASSET-BACKED SECURITIES 2.1%
ACE Securities Corp.
0.644% due 10/25/2035		$2,000	1,705
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.044% due 07/25/2034		677	602
Amortizing Residential Collateral Trust
0.754% due 07/25/2032		8	7
0.874% due 10/25/2031		3	3
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.991% due 02/25/2034		437	393

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Asset-Backed Securities Trust
0.574% due 09/25/2046	$1,616	$1,391
Carrington Mortgage Loan Trust
0.494% due 10/25/2035	9	9
CIT Group Home Equity Loan Trust
0.714% due 06/25/2033	36	34
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045	1,450	1,226
0.244% due 05/25/2037	166	105
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033	90	91
Countrywide Asset-Backed Certificates
0.354% due 08/25/2036	746	733
0.354% due 09/25/2036	99	97
0.514% due 12/25/2036 ^	132	91
0.654% due 12/25/2031	11	8
1.149% due 06/25/2035	485	478
Credit Suisse First Boston Mortgage Securities Corp.
0.791% due 01/25/2032	2	2
Credit-Based Asset Servicing and Securitization LLC
0.294% due 07/25/2037	245	164
Home Equity Asset Trust
0.771% due 11/25/2032	1	1
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^	441	230
Lehman XS Trust
0.321% due 04/25/2037 ^	1,566	1,161
Merrill Lynch Mortgage Investors Trust
0.254% due 09/25/2037	206	80
0.294% due 02/25/2037	55	26
0.674% due 06/25/2036	827	784
Morgan Stanley ABS Capital, Inc. Trust
0.224% due 07/25/2036	121	72
1.119% due 06/25/2034	1,410	1,333
Morgan Stanley Home Equity Loan Trust
0.524% due 04/25/2037	1,833	1,215
Morgan Stanley Mortgage Loan Trust
0.244% due 01/25/2047	6	6
0.534% due 04/25/2037	601	329
5.919% due 09/25/2046 ^	2,123	1,304
Navient Private Education Loan Trust
0.875% due 09/16/2024	3,475	3,470
OneMain Financial Issuance Trust
2.470% due 09/18/2024	6,300	6,284
People’s Choice Home Loan Securities Trust
1.521% due 01/25/2035	2,000	1,703
Popular ABS Mortgage Pass-Through Trust
0.264% due 06/25/2047 ^	409	400
0.484% due 06/25/2047 ^	1,769	1,175
RAAC Trust
1.374% due 09/25/2047	4,450	4,396
Renaissance Home Equity Loan Trust
0.674% due 12/25/2033	437	427
Residential Asset Mortgage Products Trust
0.684% due 06/25/2035	2,000	1,965
Residential Asset Securities Corp. Trust
0.674% due 07/25/2032 ^	26	23
Securitized Asset-Backed Receivables LLC Trust
0.224% due 12/25/2036	47	27
0.234% due 12/25/2036 ^	36	14
0.304% due 05/25/2037 ^	642	453
Soundview Home Loan Trust
0.234% due 11/25/2036	39	15
0.304% due 12/25/2036	1,370	1,322
0.424% due 08/25/2037	3,000	2,097
Structured Asset Investment Loan Trust
0.534% due 10/25/2035	948	933
0.894% due 05/25/2035	3,522	3,272

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Securities Corp. Mortgage Loan Trust
1.672% due 04/25/2035		$366	$351
Washington Mutual Asset-Backed Certificates Trust
0.231% due 10/25/2036		60	31

			42,038

CORPORATE BONDS & NOTES 1.6%
Ally Financial, Inc.
2.500% due 03/15/2017 (e)		5,000	4,933
4.625% due 06/26/2015		2,100	2,113
5.500% due 02/15/2017		1,050	1,095
Aviation Capital Group Corp.
7.125% due 10/15/2020		300	349
Bank of America Corp.
2.600% due 01/15/2019		500	509
3.958% due 10/21/2025	MXN	20,000	1,377
6.100% due 03/17/2025 (d)		$1,100	1,119
CenturyLink, Inc.
6.000% due 04/01/2017		2,800	2,993
International Lease Finance Corp.
6.750% due 09/01/2016		300	320
8.625% due 09/15/2015		1,400	1,442
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		14,600	2,135
Masco Corp.
6.125% due 10/03/2016		8,200	8,779
Universal Health Services, Inc.
7.125% due 06/30/2016		1,000	1,066
Wells Fargo & Co.
5.875% due 06/15/2025 (d)		1,100	1,166
Whirlpool Corp.
5.000% due 05/15/2015		2,200	2,209

			31,605

MORTGAGE-BACKED SECURITIES 8.7%
Adjustable Rate Mortgage Trust
2.760% due 09/25/2035		347	309
2.915% due 07/25/2035		501	483
American Home Mortgage Assets Trust
0.364% due 09/25/2046		1,640	1,237
0.404% due 09/25/2046 ^		11	0
American Home Mortgage Investment Trust
1.878% due 09/25/2045		527	512
Banc of America Funding Trust
2.815% due 11/20/2034		1,245	1,197
2.868% due 01/20/2047 ^		317	267
2.921% due 10/20/2046 ^		1,419	1,079
5.500% due 09/25/2035		2,719	2,818
5.750% due 11/25/2035		1,146	1,202
6.000% due 08/25/2036 ^		449	442
Banc of America Mortgage Trust
2.622% due 07/25/2035		141	134
2.693% due 09/25/2035 ^		493	454
5.500% due 11/25/2035		324	308
BCAP LLC Trust
0.861% due 01/26/2047		1,217	1,076
2.412% due 02/26/2036		488	490
5.250% due 02/26/2036		1,990	1,822
5.250% due 08/26/2037		1,924	2,010
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035		264	266
2.354% due 02/25/2033		7	7
2.466% due 10/25/2033		214	216
2.482% due 05/25/2034		192	179
2.486% due 02/25/2036 ^		672	559
2.552% due 05/25/2033		118	118

ANNUAL REPORT	MARCH 31, 2015	99

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.648% due 05/25/2034	$637	$617
2.687% due 10/25/2035	26	26
2.797% due 02/25/2034	34	33
3.118% due 11/25/2034	1,306	1,261
Bear Stearns ALT-A Trust
2.494% due 08/25/2036 ^	114	82
2.589% due 11/25/2035 ^	100	77
2.619% due 11/25/2036	2,242	1,509
2.756% due 08/25/2036 ^	2,112	1,552
4.270% due 11/25/2036 ^	853	657
Bear Stearns Asset-Backed Securities Trust
0.424% due 08/25/2020 ^	464	349
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036	233	190
Bella Vista Mortgage Trust
0.426% due 05/20/2045	54	43
Chase Mortgage Finance Trust
2.526% due 02/25/2037	968	985
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037	225	220
Citigroup Commercial Mortgage Trust
0.925% due 06/15/2033	11,200	11,164
Citigroup Mortgage Loan Trust, Inc.
2.230% due 09/25/2035	865	872
2.280% due 09/25/2035	965	969
2.573% due 08/25/2035	603	599
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	619	626
Commercial Mortgage Trust
0.585% due 03/10/2046 (a)	12,000	496
1.766% due 01/10/2046 (a)	19,405	1,596
Countrywide Alternative Loan Trust
0.334% due 02/25/2047	709	603
0.344% due 05/25/2047	665	562
0.374% due 06/25/2037	1,974	1,639
0.384% due 05/25/2035	1,912	1,586
0.384% due 07/25/2046	1,655	1,430
0.384% due 07/25/2046 ^	100	74
0.386% due 03/20/2046	107	85
0.424% due 09/25/2046 ^	1,551	702
0.434% due 07/25/2046 ^	983	511
0.454% due 12/25/2035	55	48
0.456% due 09/20/2046	1,317	466
0.524% due 05/25/2037 ^	958	591
0.574% due 06/25/2036 ^	577	378
1.528% due 08/25/2035	693	635
1.628% due 11/25/2035	839	687
2.168% due 11/25/2035	596	503
5.250% due 06/25/2035 ^	381	354
6.000% due 10/25/2032	1	1
6.000% due 01/25/2037 ^	2,625	2,318
6.250% due 08/25/2037 ^	784	701
6.500% due 08/25/2032	503	526
Countrywide Home Loan Mortgage Pass-Through Trust
0.394% due 05/25/2035	963	720
0.464% due 04/25/2035	149	124
0.494% due 03/25/2035	2,104	1,653
0.504% due 02/25/2035	303	280
0.514% due 02/25/2035	132	120
0.514% due 03/25/2036	566	295
2.313% due 02/20/2036 ^	938	891
2.320% due 11/20/2034	1,396	1,318
2.368% due 01/20/2035	208	202
2.408% due 11/25/2034	82	78
2.471% due 08/25/2034	90	78
2.481% due 04/20/2036 ^	446	369
2.535% due 11/19/2033	19	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.550% due 09/25/2047 ^	$1,369	$1,230
2.590% due 08/25/2034	172	152
Credit Suisse First Boston Mortgage Securities Corp.
1.324% due 03/25/2034 ^	125	120
2.244% due 07/25/2033	41	41
6.000% due 12/25/2035	500	498
Credit Suisse Mortgage Capital Certificates
5.771% due 12/16/2049	5,100	5,376
6.500% due 07/26/2036 ^	836	514
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	15,100	255
1.372% due 11/10/2046 (a)	36,374	761
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035 ^	932	781
Deutsche ALT-B Securities, Inc.
0.274% due 10/25/2036 ^	121	77
6.300% due 07/25/2036 ^	801	618
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.329% due 06/26/2035	601	601
Extended Stay America Trust
1.079% due 12/05/2031 (a)	34,000	321
First Horizon Alternative Mortgage Securities Trust
2.200% due 08/25/2035	1,631	1,446
First Horizon Mortgage Pass-Through Trust
2.610% due 08/25/2035	353	325
5.000% due 10/25/2020	82	83
GMAC Mortgage Corp. Loan Trust
2.919% due 06/25/2034	64	62
Greenpoint Mortgage Funding Trust
0.354% due 01/25/2037	1,376	1,055
0.374% due 12/25/2046 ^	1,128	666
0.384% due 04/25/2036	800	630
0.444% due 11/25/2045	84	71
0.614% due 06/25/2045	402	344
Greenpoint Mortgage Pass-Through Certificates
2.784% due 10/25/2033	131	130
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037	1,022	1,030
GS Mortgage Securities Corp.
0.207% due 05/03/2032 (a)	65,000	1,578
1.724% due 02/10/2046 (a)	19,335	1,838
2.354% due 11/10/2045 (a)	25,182	2,898
GSR Mortgage Loan Trust
0.434% due 08/25/2046	851	366
1.860% due 03/25/2033	169	166
2.599% due 05/25/2035	407	378
2.671% due 09/25/2035	461	463
HarborView Mortgage Loan Trust
0.363% due 07/21/2036	1,176	952
0.368% due 09/19/2037	1,455	1,153
0.418% due 03/19/2036	222	162
0.458% due 02/19/2036	721	545
0.488% due 11/19/2035	1,255	1,059
0.878% due 01/19/2035	84	62
0.918% due 02/19/2034	2	2
2.608% due 07/19/2035	160	145
2.711% due 07/19/2035	42	38
HomeBanc Mortgage Trust
0.354% due 12/25/2036	67	58
Impac CMB Trust
0.834% due 03/25/2035	63	58
0.954% due 10/25/2034	685	645
IndyMac Mortgage Loan Trust
0.381% due 05/25/2046	1,247	1,066
0.414% due 06/25/2037	974	863
0.424% due 02/25/2037	1,600	952

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.464% due 11/25/2036 ^	$764	$456
2.523% due 12/25/2034	244	223
4.507% due 08/25/2035	416	352
4.544% due 09/25/2035 ^	43	1
4.756% due 11/25/2035 ^	1,020	956
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^	8	8
JPMorgan Chase Commercial Mortgage Securities Trust
1.310% due 12/15/2047 (a)	83,500	5,704
JPMorgan Mortgage Trust
1.990% due 11/25/2033	197	195
2.169% due 07/27/2037	1,710	1,485
2.407% due 08/25/2035	1,044	1,034
2.476% due 10/25/2035	406	405
2.579% due 07/25/2035	452	450
2.635% due 02/25/2036 ^	1,237	1,127
Lehman XS Trust
0.414% due 11/25/2046 ^	124	35
0.494% due 11/25/2046 ^	827	376
MASTR Adjustable Rate Mortgages Trust
0.384% due 04/25/2046	397	302
0.514% due 05/25/2047 ^	1,231	574
MASTR Alternative Loan Trust
0.574% due 03/25/2036	532	135
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.615% due 12/15/2030	5	5
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035	825	775
0.424% due 08/25/2036	207	199
2.216% due 02/25/2033	179	172
2.471% due 06/25/2035	716	701
2.527% due 06/25/2037	549	528
Merrill Lynch Mortgage-Backed Securities Trust
2.805% due 04/25/2037 ^	56	47
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.414% due 07/12/2046	641	671
Morgan Stanley Bank of America Merrill Lynch Trust
1.438% due 05/15/2046 (a)	66,476	4,594
1.704% due 02/15/2046 (a)	23,918	2,006
Nomura Asset Acceptance Corp.
2.426% due 10/25/2035	649	606
2.876% due 08/25/2035	1,061	1,039
4.062% due 02/25/2036 ^	259	215
5.820% due 03/25/2047	681	690
6.138% due 03/25/2047	582	590
RBSSP Resecuritization Trust
2.257% due 10/26/2036	1,403	1,435
Residential Accredit Loans, Inc. Trust
0.324% due 02/25/2047	1,722	992
0.384% due 04/25/2046	102	54
0.474% due 01/25/2035	1,075	1,032
3.171% due 08/25/2035 ^	141	78
3.395% due 09/25/2035 ^	595	486
6.000% due 06/25/2037 ^	833	710
Residential Asset Securitization Trust
0.624% due 12/25/2036 ^	472	147
6.250% due 10/25/2036 ^	378	316
6.500% due 08/25/2036 ^	908	623
Residential Funding Mortgage Securities, Inc. Trust
2.990% due 09/25/2035 ^	430	343
3.670% due 06/25/2035	605	595
Sequoia Mortgage Trust
0.526% due 07/20/2033	381	360
2.642% due 04/20/2035	265	274
Structured Adjustable Rate Mortgage Loan Trust
0.394% due 05/25/2037	112	94
1.528% due 01/25/2035	48	39

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.878% due 10/25/2037 ^	$432	$290
2.423% due 04/25/2034	599	601
2.476% due 04/25/2035	2,050	1,961
2.545% due 02/25/2034	269	269
Structured Asset Mortgage Investments Trust
0.364% due 07/25/2046	1,394	1,117
0.384% due 04/25/2036	513	377
0.394% due 09/25/2047	194	156
0.404% due 05/25/2045	560	496
0.428% due 07/19/2035	407	395
0.484% due 12/25/2035	43	33
0.758% due 07/19/2034	17	17
1.628% due 08/25/2047 ^	2,210	1,957
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.839% due 05/25/2032	16	16
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035	473	456
5.500% due 05/25/2035	282	290
TBW Mortgage-Backed Trust
5.970% due 09/25/2036	189	37
Thornburg Mortgage Securities Trust
1.421% due 06/25/2047 ^	2,381	2,146
1.424% due 06/25/2047 ^	1,188	1,067
UBS-Barclays Commercial Mortgage Trust
1.844% due 12/10/2045 (a)	61,270	6,099
UBS-Citigroup Commercial Mortgage Trust
2.462% due 01/10/2045 (a)	21,972	2,085
Wachovia Bank Commercial Mortgage Trust
5.702% due 06/15/2049	132	133
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045	882	830
WaMu Mortgage Pass-Through Certificates Trust
0.394% due 07/25/2046 ^	26	1
0.454% due 11/25/2045	458	401
0.464% due 10/25/2045	222	205
0.484% due 01/25/2045	232	216
0.494% due 01/25/2045	160	151
0.888% due 04/25/2047	843	740
0.914% due 11/25/2034	1,262	1,203
0.931% due 12/25/2046	575	542
1.061% due 05/25/2046	1,616	1,504
1.154% due 11/25/2034	855	814
1.528% due 06/25/2042	127	123
1.528% due 08/25/2042	90	83
1.937% due 04/25/2037 ^	1,717	1,497
2.011% due 12/25/2036 ^	61	54
2.151% due 02/25/2037 ^	976	819
2.192% due 11/25/2046	223	202
2.192% due 12/25/2046	814	759
2.392% due 12/25/2035	1,349	1,248
2.399% due 08/25/2034	715	715
2.441% due 03/25/2034	632	635
2.441% due 03/25/2035	872	874
2.444% due 06/25/2033	116	117
3.901% due 03/25/2036	1,811	1,652
4.396% due 02/25/2037 ^	634	594
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041	158	153
Washington Mutual Mortgage Pass-Through Certificates Trust
0.424% due 07/25/2046 ^	137	22
1.068% due 07/25/2046 ^	660	386
1.098% due 05/25/2046	2,445	1,863
2.024% due 02/25/2033	3	3
6.000% due 10/25/2035 ^	912	688
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	303	277

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 03/25/2036	$160	$159
2.617% due 04/25/2036	486	486
5.652% due 04/25/2036	291	86
6.000% due 10/25/2036 ^	446	436
Wells Fargo-RBS Commercial Mortgage Trust
0.324% due 03/15/2048 (a)	26,228	689
1.490% due 03/15/2045 (a)	69,388	4,882

		174,630

MUNICIPAL BONDS & NOTES 0.1%
California State General Obligation Bonds, (BABs), Series 2010
7.950% due 03/01/2036	800	987
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	540	540
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	500	679
Palomar Community College District, California General Obligation Bonds, (BABs), Series 2010
7.194% due 08/01/2045	500	605

		2,811

	SHARES
PREFERRED SECURITIES 0.0%
Citigroup Capital
7.875% due 10/30/2040	22,500	596
Navient Corp. CPI Linked Security
2.806% due 01/16/2018	15,700	380

		976

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 2.0%
Fannie Mae
0.234% due 07/25/2037	$875	849
0.294% due 03/25/2034	14	14
0.324% due 08/25/2034	13	13
0.374% due 10/27/2037	7,359	7,266
0.574% due 06/25/2029	6	6
1.321% due 06/01/2043	134	137
1.328% due 10/01/2044	111	113
1.921% due 03/01/2033	110	114
2.004% due 12/01/2034	47	50
2.248% due 06/01/2035	87	92
2.339% due 05/01/2026	12	12
2.356% due 01/25/2022 (a)	20,662	2,235
2.392% due 09/01/2019	3	3
2.488% due 11/01/2034	1,232	1,320
3.000% due 04/01/2045	1,000	1,023
3.490% due 12/01/2020	4,909	5,284
4.360% due 12/01/2036	115	123
4.521% due 09/01/2035	72	77
5.700% due 08/01/2018	2,149	2,260
6.000% due 04/25/2043 - 07/25/2044	856	980
6.500% due 06/25/2044	20	23
FDIC Structured Sale Guaranteed Notes
0.679% due 11/29/2037	508	507
Federal Housing Administration
6.896% due 07/01/2020	278	271
7.430% due 11/01/2022	4	4
Freddie Mac
0.434% due 08/25/2031	30	30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 12/15/2031		$40	$40
0.775% due 12/15/2037		1,496	1,512
0.896% due 09/25/2022 (a)		23,613	1,261
1.048% due 11/25/2022 (a)		28,794	1,858
1.220% due 10/25/2044		895	919
1.298% due 08/25/2019 (a)		37,968	1,896
1.374% due 11/25/2019 (a)		34,434	1,927
2.271% due 09/01/2035		57	60
2.332% due 06/01/2024		20	21
2.375% due 03/01/2036		244	250
4.195% due 11/01/2035		111	119
4.995% due 10/01/2035		100	105
5.000% due 10/01/2035		12	12
5.124% due 08/01/2035		100	107
Ginnie Mae
1.625% due 10/20/2029		16	17
6.000% due 08/20/2034		5,916	6,807
NCUA Guaranteed Notes
0.551% due 03/06/2020		1,082	1,085

			40,802

U.S. TREASURY OBLIGATIONS 9.3%
U.S. Treasury Bonds
5.250% due 02/15/2029 (k)		3,500	4,789
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (i)(k)		929	939
0.125% due 07/15/2022 (g)(i)(k)		33,644	34,049
0.125% due 01/15/2023 (g)(i)(k)		54,481	54,787
0.250% due 01/15/2025		38,093	38,444
1.375% due 01/15/2020 (i)(k)		3,135	3,392
1.750% due 01/15/2028 (k)		4,351	5,103
2.375% due 01/15/2027 (k)		4,984	6,160
2.500% due 01/15/2029 (i)(k)		1,960	2,509
U.S. Treasury Notes
1.750% due 05/15/2023 (i)(k)		11,200	11,139
U.S. Treasury Strips
0.000% due 11/15/2023		13,800	11,647
0.000% due 05/15/2026		17,300	13,573

			186,531

Total United States (Cost $473,400)			479,393

SHORT-TERM INSTRUMENTS 3.9%

CERTIFICATES OF DEPOSIT 1.2%
Credit Suisse
0.631% due 01/28/2016		$2,900	2,901
Intesa Sanpaolo SpA
1.632% due 04/11/2016		2,100	2,107
1.650% due 04/07/2015		14,400	14,400
Itau Unibanco Holding S.A.
1.195% due 06/26/2015		5,200	5,200

			24,608

REPURCHASE AGREEMENTS (f) 0.2%
			3,050

MEXICO TREASURY BILLS 2.1%
2.986% due 05/14/2015	MXN	648,330	42,356

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	101

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
0.016% due 04/23/2015 - 06/25/2015 (b)(g)(i)(k)	$8,425	$8,425

Total Short-Term Instruments (Cost $80,343)		78,439

Total Investments in Securities (Cost $2,406,580)		2,317,637

	SHARES
INVESTMENTS IN AFFILIATES 10.1%

SHORT-TERM INSTRUMENTS 10.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.1%
PIMCO Short-Term Floating NAV Portfolio	1,624	16

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	20,335,147	$201,664

Total Short-Term Instruments (Cost $201,654)		201,680

Total Investments in Affiliates (Cost $201,654)		201,680

Total Investments 125.7% (Cost $2,608,234)		$2,519,317

Financial Derivative Instruments (h)(j) (2.7%) (Cost or Premiums, net $(13,223))		(55,370)

Other Assets and Liabilities, net (23.0%)		(460,259)

Net Assets 100.0%		$2,003,688

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$5,000	$4,933	0.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$3,050	Fannie Mae 2.200% due 10/17/2022	$(3,116)	$3,050	$3,050

Total Repurchase Agreements						$(3,116)	$3,050	$3,050

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
JPS	0.250%	01/06/2015	07/07/2015	$(57,634)	$(57,668)

Total Reverse Repurchase Agreements					$(57,668)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	0.070%	02/05/2015	05/07/2015	EUR	(145,153)	$(156,709)
	0.071%	02/05/2015	05/07/2015		(30,419)	(32,251)
	0.072%	02/05/2015	05/07/2015		(40,806)	(42,669)
	0.529%	02/12/2015	05/14/2015	GBP	(71,033)	(105,799)

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
MYI	(0.060%)	01/16/2015	04/16/2015	EUR	(37,419)	$(40,260)
	0.060%	01/16/2015	04/16/2015		(16,807)	(18,091)
	0.080%	01/16/2015	04/16/2015		(20,156)	(21,692)

Total Sale-Buyback Transactions						$(417,471)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $274,517 at a weighted average interest rate of 0.296%.
(3)	Payable for sale-buyback transactions includes $1,229 of deferred price drop.

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2045	$32,000	$ (33,430)	$(33,621)
Fannie Mae	3.500%	05/01/2045	10,200	(10,673)	(10,691)
Fannie Mae	4.000%	05/01/2045	111,000	(118,345)	(118,507)
Fannie Mae	4.500%	05/01/2045	151,500	(164,383)	(164,898)

				$ (326,831)	$(327,717)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(g)	Securities with an aggregate market value of $484,084 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
JPS	$0	$(57,668)	$0	$0	$(57,668)	$57,776	$108
SSB	3,050	0	0	0	3,050	(3,116)	(66)

Master Securities Forward Transaction Agreement
BPS	0	0	(337,429)	0	(337,429)	330,999	(6,430)
MYI	0	0	(80,042)	0	(80,042)	78,616	(1,426)

Total Borrowings and Other Financing Transactions	$3,050	$(57,668)	$(417,471)	$0

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 10-Year Note June Futures	$109.000	05/22/2015	557	$5	$9

Total Purchased Options				$5	$9

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	300	$(46)	$0	$(11)
90-Day Eurodollar June Futures	Short	06/2015	458	(28)	0	(6)
90-Day Eurodollar June Futures	Short	06/2016	11	(2)	0	(1)
90-Day Eurodollar March Futures	Short	03/2016	360	(59)	0	(23)
90-Day Eurodollar September Futures	Short	09/2015	330	(38)	0	(8)
Canada Government 10-Year Bond June Futures	Short	06/2015	278	(160)	22	(24)
Put Options Strike @ EUR 142.000 on Euro-Bund 10-Year Bond June Futures	Long	05/2015	250	0	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	103

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 148.500 on Euro-Bund 10-Year Bond June Futures	Long	05/2015	375	$(1)	$0	$0
Put Options Strike @ EUR 152.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	318	103	3	0
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	408	10	18	(18)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	852	1,099	256	(71)
Euro-Buxl 30-Year Bond June Futures	Long	06/2015	76	894	87	0
Euro-OAT France Government 10-Year Bond June Futures	Long	06/2015	626	1,386	256	(101)
Put Options Strike @ EUR 111.100 on Euro-Schatz June Futures	Short	05/2015	692	16	0	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	639	630	130	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	105	(303)	0	(43)
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2015	33	(184)	0	(9)
United Kingdom Long Gilt June Futures	Long	06/2015	372	(17)	11	(28)

Total Futures Contracts				$3,300	$783	$(343)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR	169,750	$(3,478)	$(892)	$0	$(27)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	2.700%	12/19/2024	CAD	40,300	$(2,757)	$(2,797)	$57	$0
Pay	3-Month PLN-WIBOR	2.000%	09/16/2025	PLN	16,100	(53)	(49)	0	(1)
Receive	3-Month USD-LIBOR	0.800%	09/25/2017	$	728,900	4,596	(5,302)	0	(517)
Receive	3-Month USD-LIBOR	2.500%	12/17/2021		13,900	(757)	(732)	0	(29)
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		111,000	2,948	9,154	116	0
Receive	3-Month USD-LIBOR	3.000%	12/18/2023		97,700	(9,195)	(1,645)	0	(209)
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		15,600	(1,499)	(270)	0	(33)
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		9,800	866	(2)	7	0
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		16,800	(293)	(47)	0	(34)
Receive	3-Month USD-LIBOR	3.500%	12/17/2034		3,900	(792)	(460)	0	(7)
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		4,800	1,228	795	5	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	29,700	990	225	82	0
Pay	6-Month AUD-BBR-BBSW	3.000%	06/17/2020		13,800	329	138	42	0
Receive	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		11,900	(1,101)	(1,217)	0	(55)
Pay	6-Month EUR-EURIBOR	0.150%	09/16/2017	EUR	44,100	46	15	8	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		217,400	(3,564)	(310)	0	(763)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		24,900	(8,925)	(5,781)	0	(583)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	151,600	(2,154)	(568)	10	0
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		70,700	335	386	0	(19)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		30,700	(1,204)	(77)	0	(75)
Receive	6-Month GBP-LIBOR	3.000%	09/16/2045		2,100	(761)	(679)	3	0
Pay	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	2,790,000	216	(69)	0	(13)
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		1,230,000	192	(16)	0	(13)
Receive	6-Month JPY-LIBOR	1.500%	12/20/2044		2,360,000	(874)	53	0	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	2,342,200	53	(81)	22	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016		797,500	16	74	8	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		258,800	(109)	40	34	0

						$(22,223)	$(9,222)	$394	$(2,351)

Total Swap Agreements						$(25,701)	$(10,114)	$394	$(2,378)

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(i)	Securities with an aggregate market value of $11,439 and cash of $13,786 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability (4)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$9	$783	$394	$1,186	$0	$(343)	$(2,395)	$(2,738)

(4)	Unsettled variation margin liability of $(17) for closed swaps is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		GBP	115,541	$		171,520	$127	$0
	04/2015	$		108,817		SGD	145,494	0	(2,834)
	05/2015			171,486		GBP	115,541	0	(131)

BOA	04/2015		BRL	92,274	$		28,764	0	(148)
	04/2015		CAD	821			647	0	(1)
	04/2015		CNY	14,713			2,393	0	0
	04/2015		EUR	2,757			3,017	53	0
	04/2015		GBP	277			430	19	0
	04/2015		JPY	8,546,847			71,563	301	0
	04/2015		NZD	7,489			5,666	67	0
	04/2015		PLN	10,598			2,791	0	(3)
	04/2015	$		1,071		AUD	1,370	0	(28)
	04/2015			31,689		BRL	92,274	0	(2,777)
	04/2015			6,490		EUR	6,121	92	0
	04/2015			53,559		JPY	6,401,947	0	(180)
	04/2015			65,505		MYR	236,409	0	(1,817)
	05/2015		JPY	6,401,947	$		53,581	176	0
	05/2015		NZD	3,018			2,308	59	0
	05/2015	$		20,537		AUD	26,076	0	(715)
	05/2015			746		GBP	500	0	(5)
	05/2015			811		MXN	12,075	0	(21)
	07/2015		BRL	44,906	$		16,238	2,546	0
	08/2015	$		559		SEK	4,800	0	(1)
	09/2015			4,590		CNY	28,183	0	(63)
	01/2016		BRL	51,100	$		17,290	2,534	0
	07/2017			68,600			23,638	6,225	0

BPS	04/2015		SEK	668,870			78,073	407	0
	04/2015	$		1,300		AUD	1,678	0	(22)
	04/2015			17,211		EUR	16,242	253	0
	05/2015		MXN	16,380	$		1,069	0	(3)
	05/2015	$		78,111		SEK	668,870	0	(407)
	08/2015		NOK	45,720	$		5,878	219	0

BRC	04/2015		BRL	17,708			7,317	1,768	0
	04/2015		MYR	234,728			64,195	959	0
	04/2015		PLN	20,230			5,433	100	0
	04/2015	$		5,520		BRL	17,708	28	0
	04/2015			296		MYR	1,098	0	(1)
	04/2015			2,407		PLN	9,074	0	(15)
	04/2015			1,721		ZAR	20,291	0	(56)
	04/2015		ZAR	27,191	$		2,323	91	0
	05/2015		MXN	54,625			3,644	70	0
	05/2015	$		125		MXN	1,834	0	(5)
	09/2015			5,883		CNY	36,000	0	(101)

CBK	04/2015		AUD	200,630	$		158,096	5,287	0
	04/2015		CAD	10,587			8,467	108	0
	04/2015		GBP	1,599			2,467	95	0
	04/2015		JPY	4,537,500			37,391	0	(442)
	04/2015		SGD	5,196			3,787	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	105

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		139,279		AUD	179,311	$0	$(2,706)
	04/2015			349		RUB	19,936	0	(8)
	05/2015		CAD	6,710	$		5,372	78	0
	05/2015		MXN	686,069			46,361	1,534	(37)
	05/2015		RUB	19,936			345	8	0
	05/2015	$		157,780		AUD	200,630	0	(5,268)
	05/2015			4,154		MXN	64,057	62	(25)
	09/2015			13,377		CNY	81,153	0	(342)

DUB	04/2015		INR	166,047	$		2,651	0	(2)
	04/2015		PLN	244			66	2	0
	04/2015	$		193,350		GBP	124,654	0	(8,439)
	04/2015			800		HKD	6,214	2	0
	04/2015			2,670		INR	166,047	0	(17)
	04/2015			139		RUB	8,490	6	0
	04/2015			405		SGD	544	0	(9)

FBF	05/2015		BRL	12,723	$		3,951	0	(3)
	05/2015		CHF	3,443			3,605	56	0
	05/2015	$		109,783		KRW	121,019,144	0	(853)
	05/2015			162		MXN	2,519	3	0
	06/2015		INR	347,028	$		5,464	0	(33)

GLM	04/2015		CAD	166,841			133,313	1,585	0
	04/2015		DKK	9,925			1,512	83	0
	04/2015		EUR	125,934			141,824	6,593	(180)
	04/2015		GBP	7,237			11,159	423	0
	04/2015	$		14,032		AUD	18,271	0	(116)
	04/2015			103,573		CHF	97,825	0	(2,910)
	04/2015			34,732		EUR	30,919	0	(1,486)
	04/2015			10,929		JPY	1,314,100	31	(4)
	04/2015			107		PLN	398	0	(2)
	05/2015			133,252		CAD	166,841	0	(1,582)
	05/2015			31,071		EUR	28,269	0	(661)
	05/2015			33,170		JPY	3,967,100	0	(76)
	05/2015			3,914		MXN	61,054	81	0
	06/2015		INR	530,946	$		8,397	0	(13)
	07/2015		BRL	44,666			16,287	2,668	0
	08/2015		NOK	17,495			2,231	65	0
	08/2015	$		16,016		DKK	103,555	0	(1,051)

HUS	04/2015		CAD	1,172	$		924	0	(1)
	04/2015		HKD	5,977			771	0	0
	04/2015		PLN	30,348			8,235	234	0
	04/2015	$		871		EUR	800	0	(11)
	04/2015			111,038		NOK	847,385	0	(5,847)
	04/2015			1,123		PLN	4,214	0	(12)
	05/2015		KRW	7,305,239	$		6,581	6	0
	05/2015		TWD	16,950			537	0	(6)
	06/2015		INR	1,024,761			16,143	0	(90)
	07/2015		PLN	35,653			9,528	156	0

JPM	04/2015		BRL	124,724			39,233	412	(258)
	04/2015		EUR	61,755			66,522	212	(92)
	04/2015		INR	954,887			15,265	1	(9)
	04/2015		MXN	80,937			5,500	200	0
	04/2015		PLN	189			50	0	0
	04/2015		RUB	630,145			9,849	0	(919)
	04/2015	$		38,879		BRL	124,724	200	0
	04/2015			1,080		CAD	1,359	0	(7)
	04/2015			31,679		EUR	29,857	424	0
	04/2015			52,934		INR	3,353,318	909	(81)
	04/2015			44,721		JPY	5,368,300	170	(131)
	04/2015			9,996		RUB	614,232	500	0
	05/2015			34,842		BRL	112,958	260	0
	06/2015		INR	65,415	$		1,032	0	(4)
	07/2015		BRL	137,202			50,260	8,428	0
	07/2015		PLN	170,113			45,299	583	0
	09/2015	$		1,852		CNY	11,190	0	(54)
	10/2015		DKK	6,252	$		954	49	0
	01/2016		BRL	41,244			14,000	2,091	0
	01/2016		DKK	19,036			2,911	147	0

MSB	04/2015		BRL	50,158			15,635	0	(81)
	04/2015		DKK	67,145			10,868	1,205	0
	04/2015		RUB	12,513			186	0	(28)

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		18,206		BRL	50,158	$0	$(2,490)
	09/2015			4,440		CNY	27,317	0	(52)
	01/2016		DKK	31,173	$		4,771	245	0

RBC	04/2015	$		144,528		CAD	180,203	0	(2,251)

SCX	04/2015		CAD	2,141	$		1,710	20	0
	04/2015		CNY	180,005			29,014	0	(265)
	04/2015		INR	1,286,768			20,493	0	(68)
	04/2015	$		20,590		INR	1,286,768	11	(40)
	06/2015			20,181			1,286,768	202	0

UAG	04/2015		CHF	97,825	$		102,322	1,658	0
	04/2015		DKK	5,777			878	46	0
	04/2015		EUR	2,588			2,796	13	0
	04/2015		INR	2,398,432			38,238	0	(251)
	04/2015		NZD	125,438			95,743	1,966	0
	04/2015	$		119,863		EUR	109,095	0	(2,559)
	04/2015			99,782		NZD	132,927	0	(405)
	04/2015			80,237		SEK	668,870	0	(2,571)
	05/2015		EUR	109,095	$		119,916	2,559	0
	05/2015	$		105,797		CHF	101,005	0	(1,718)
	05/2015			95,430		NZD	125,438	0	(1,962)
	06/2015			30,949		INR	1,967,247	214	0
	08/2015		DKK	174,905	$		25,620	358	(14)
	10/2015			6,333			966	49	0

Total Forward Foreign Currency Contracts								$58,394	$(57,876)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	124.000	05/07/2015	$	7,200	$48	$18

CBK	Put - OTC AUD versus USD	$	0.540	06/17/2015	AUD	25,000	2	0
	Put - OTC AUD versus USD		0.475	06/29/2015		78,378	6	0
	Put - OTC GBP versus USD		0.900	06/29/2015	GBP	78,000	11	2
	Call - OTC USD versus NOK	NOK	14.000	05/04/2015	$	98,000	10	0
	Call - OTC USD versus SEK	SEK	14.000	06/17/2015		85,000	8	1

HUS	Call - OTC USD versus JPY	JPY	124.000	05/07/2015		34,900	232	85
	Call - OTC USD versus SGD	SGD	1.600	05/28/2015		100,000	10	1

JPM	Put - OTC AUD versus USD	$	0.525	06/12/2015	AUD	100,000	8	1
	Put - OTC AUD versus USD		0.490	06/16/2015		65,000	5	0
	Put - OTC GBP versus USD		1.150	06/12/2015	GBP	60,000	9	19
	Put - OTC GBP versus USD		1.100	06/16/2015		40,000	6	7
	Put - OTC NZD versus USD		0.450	06/16/2015	NZD	170,000	12	0
	Call - OTC USD versus CAD	CAD	1.650	06/17/2015	$	196,000	20	4
	Call - OTC USD versus CHF	CHF	1.250	06/09/2015		118,000	12	7
	Call - OTC USD versus CHF		1.350	06/17/2015		20,000	2	1
	Call - OTC USD versus KRW	KRW	1,450.000	06/10/2015		100,000	10	2

							$411	$148

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BPS	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	1,600	$126	$5

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		19,500	1,614	54

BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		38,000	3,065	106

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	42,900	703	2,055

								$5,508	$2,220

Total Purchased Options								$5,919	$2,368

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	107

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$9,200	$ (14)	$0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	18,700	(26)	(1)

						$ (40)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$	8,300	$(232)	$(1,566)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016		24,000	(434)	(70)
	Put - OTC USD versus JPY		80.000	02/18/2019		17,200	(948)	(145)
	Put - OTC USD versus JPY		80.000	02/28/2019		1,560	(71)	(13)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015		6,200	(155)	(1,039)

BRC	Put - OTC USD versus JPY	JPY	116.950	04/30/2015		7,200	(49)	(21)
	Put - OTC USD versus JPY		94.750	04/21/2016		11,400	(342)	(21)
	Put - OTC USD versus JPY		97.000	09/08/2016		7,100	(143)	(32)

CBK	Call - OTC USD versus BRL	BRL	2.740	06/08/2015		6,200	(139)	(978)
	Put - OTC USD versus JPY	JPY	93.000	04/21/2016		5,600	(134)	(8)
	Put - OTC USD versus JPY		95.000	09/08/2016		37,400	(823)	(135)
	Put - OTC USD versus JPY		96.000	09/08/2016		10,600	(251)	(43)

DUB	Put - OTC USD versus JPY		92.000	05/19/2016		11,300	(264)	(17)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015		4,700	(139)	(859)
	Call - OTC USD versus BRL		2.710	06/02/2015		6,600	(200)	(1,093)
	Put - OTC USD versus JPY	JPY	116.950	04/30/2015		18,100	(122)	(52)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		6,200	(70)	(35)
	Put - OTC USD versus JPY	JPY	116.950	04/30/2015		16,800	(110)	(48)

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		5,330	(61)	(30)

MSB	Put - OTC EUR versus CAD	CAD	1.326	04/21/2015	EUR	5,140	(25)	(12)
	Call - OTC EUR versus CAD		1.388	04/21/2015		5,140	(26)	(19)
	Call - OTC USD versus BRL	BRL	2.650	06/08/2015	$	4,000	(119)	(740)

UAG	Call - OTC USD versus BRL		2.640	06/15/2015		21,800	(596)	(4,140)

							$(5,453)	$(11,116)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$5,400	$(70)	$(3)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	161,000	$(3,059)	$(265)

BPS	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		6,700	(120)	(11)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		81,900	(1,544)	(135)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015		10,800	(57)	(98)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		10,800	(69)	(22)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	6,000	(161)	(296)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		6,000	(174)	(83)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		17,200	(704)	(4,016)

								$(5,888)	$(4,926)

Total Written Options								$(11,451)	$(16,046)

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD	Notional Amount in EUR	Notional Amount in GBP	Premiums
Balance at Beginning of Period	4,171	$435,396	AUD 0	EUR 0	GBP 0	$(8,483)
Sales	3,139	929,430	24,400	294,480	159,600	(13,063)
Closing Buys	0	(123,436)	0	0	0	2,596
Expirations	(4,409)	(543,100)	(24,400)	(235,900)	(79,800)	5,166
Exercised	(2,901)	(156,200)	0	(19,100)	(79,800)	2,333

Balance at End of Period	0	$542,090	AUD 0	EUR 39,480	GBP 0	$(11,451)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	CenturyLink, Inc.	(0.595%	)	06/20/2017	0.635%	$ 2,800	$0	$2	$2	$0
	Universal Health Services, Inc.	(1.250%	)	06/20/2016	0.196%	1,000	0	(13)	0	(13)

BPS	UBS AG	(1.000%	)	03/20/2017	0.940%	1,000	0	(2)	0	(2)

CBK	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2019	0.630%	EUR 3,300	(100)	37	0	(63)
	UBS AG	(1.000%	)	03/20/2017	0.940%	$ 5,000	3	(11)	0	(8)

DUB	Cardinal Health, Inc.	(1.000%	)	12/20/2016	0.058%	1,000	(19)	3	0	(16)

JPM	Whirlpool Corp.	(0.460%	)	06/20/2015	0.068%	2,200	0	(2)	0	(2)

MYC	Equity Commonwealth	(1.960%	)	12/20/2015	0.209%	8,250	0	(111)	0	(111)
	Royal Bank of Scotland Group PLC	(1.000%	)	03/20/2020	0.651%	EUR 6,000	(186)	73	0	(113)

							$(302)	$(24)	$2	$(328)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2019	2.609%	$	4,300	$(122)	$(163)	$0	$(285)
	France Government Bond	0.250%	03/20/2020	0.340%		5,600	(43)	19	0	(24)

BRC	France Government Bond	0.250%	03/20/2020	0.340%		6,200	(40)	14	0	(26)

CBK	France Government Bond	0.250%	03/20/2020	0.340%		4,100	(37)	19	0	(18)
	France Government Bond	0.250%	06/20/2020	0.354%		1,300	(8)	1	0	(7)

DUB	Brazil Government International Bond	1.000%	03/20/2019	2.491%		4,700	(184)	(75)	0	(259)

GST	France Government Bond	0.250%	03/20/2020	0.340%		20,300	(182)	96	0	(86)
	France Government Bond	0.250%	06/20/2020	0.354%		2,100	(12)	1	0	(11)
	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR	1,200	(52)	(171)	0	(223)
	Greece Government International Bond	1.000%	12/20/2015	52.966%		2,500	(128)	(631)	0	(759)
	Greece Government International Bond	1.000%	09/20/2015	67.390%	$	4,700	(148)	(1,027)	0	(1,175)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.609%		100	(3)	(4)	0	(7)
	France Government Bond	0.250%	03/20/2020	0.340%		900	(6)	2	0	(4)
	Italy Government International Bond	1.000%	03/20/2019	0.832%		38,400	(890)	1,152	262	0

JPM	France Government Bond	0.250%	03/20/2020	0.340%		7,300	(58)	26	0	(32)
	France Government Bond	0.250%	06/20/2020	0.354%		2,600	(15)	1	0	(14)

MYC	Brazil Government International Bond	1.000%	03/20/2019	2.491%		11,100	(554)	(59)	0	(613)
	Brazil Government International Bond	1.000%	09/20/2019	2.609%		3,800	(112)	(140)	0	(252)
	France Government Bond	0.250%	03/20/2020	0.340%		2,200	(18)	9	0	(9)

							$(2,612)	$(930)	$262	$(3,804)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
									Asset	Liability
BRC	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR	8,350	$99	$3	$102	$0

CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		5,300	216	(151)	65	0

MYC	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019		15,500	252	(62)	190	0

							$567	$(210)	$357	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	109

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	12,700	$	15,723	$3	$(1,909)	$0	$(1,906)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		7,040		8,152	(5)	(481)	0	(486)

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		38,000		50,110	(2,927)	(5,840)	0	(8,767)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		30,200		39,824	(2,189)	(4,779)	0	(6,968)

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		10,000		12,320	1	(1,441)	0	(1,440)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		8,640		10,044	(45)	(590)	0	(635)
DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		44,500		55,142	49	(6,777)	0	(6,728)
FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	12,500		12,893	8	(1)	7	0
GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	63,700		78,861	16	(9,574)	0	(9,558)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		12,000		13,800	(3)	(730)	0	(733)

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	33,600	$	34,711	$(309)	$274	$0	$(35)

								$(5,401)	$(31,848)	$7	$(37,256)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	3,100	$22	$5	$27	$0

FBF	Pay	28-Day MXN-TIIE	4.620%	09/23/2016	MXN	400,000	0	79	79	0

GLM	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	3,800	28	5	33	0

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		41,700	(6)	(56)	0	(62)

UAG	Pay	1-Year BRL-CDI	12.230%	01/04/2021		8,300	8	16	24	0

							$52	$49	$163	$(62)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	EUR versus CAD 01-Month ATM Implied Volatility	10.600%	04/21/2015	EUR	5	$0	$0	$0	$0
MSB	Pay	EUR versus CAD 01-Month ATM Implied Volatility	10.800%	04/21/2015		5	0	1	1	0

							$0	$1	$1	$0

Total Swap Agreements							$(7,696)	$(32,962)	$792	$(41,450)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(k)	Securities with an aggregate market value of $33,625 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$127	$0	$0	$127	$(2,965)	$0	$0	$(2,965)	$(2,838)	$3,026	$188
BOA	12,072	106	29	12,207	(5,759)	(2,059)	(2,714)	(10,532)	1,675	(4,830)	(3,155)
BPS	879	5	0	884	(432)	(1,050)	(15,737)	(17,219)	(16,335)	(500)	(16,835)
BRC	3,016	18	102	3,136	(178)	(75)	(26)	(279)	2,857	(3,030)	(173)
CBK	7,174	57	65	7,296	(8,828)	(1,302)	(2,171)	(12,301)	(5,005)	2,468	(2,537)
DUB	10	0	0	10	(8,467)	(17)	(7,003)	(15,487)	(15,477)	8,791	(6,686)
FBF	59	0	86	145	(889)	0	0	(889)	(744)	277	(467)
GLM	11,529	2,055	33	13,617	(8,081)	(6,519)	(10,291)	(24,891)	(11,274)	(350)	(11,624)
GST	0	0	0	0	0	0	(2,254)	(2,254)	(2,254)	1,931	(323)
HUS	396	86	262	744	(5,967)	(83)	(11)	(6,061)	(5,317)	4,286	(1,031)
JPM	14,586	41	0	14,627	(1,555)	(30)	(110)	(1,695)	12,932	(12,530)	402
MSB	1,450	0	1	1,451	(2,651)	(771)	0	(3,422)	(1,971)	2,445	474
MYC	0	0	190	190	0	0	(1,098)	(1,098)	(908)	632	(276)
RBC	0	0	0	0	(2,251)	0	0	(2,251)	(2,251)	2,567	316
SCX	233	0	0	233	(373)	0	0	(373)	(140)	271	131
UAG	6,863	0	24	6,887	(9,480)	(4,140)	(35)	(13,655)	(6,768)	6,659	(109)

Total Over the Counter	$58,394	$2,368	$792	$61,554	$(57,876)	$(16,046)	$(41,450)	$(115,372)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	111

Schedule of Investments PIMCO Foreign Bond Fund (Unhedged) (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$9	$9
Futures	0	0	0	0	783	783
Swap Agreements	0	0	0	0	394	394

	$0	$0	$0	$0	$1,186	$1,186

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$58,394	$0	$58,394
Purchased Options	0	0	0	148	2,220	2,368
Swap Agreements	0	621	0	8	163	792

	$0	$621	$0	$58,550	$2,383	$61,554

	$0	$621	$0	$58,550	$3,569	$62,740

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$343	$343
Swap Agreements	0	27	0	0	2,368	2,395

	$0	$27	$0	$0	$2,711	$2,738

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$57,876	$0	$57,876
Written Options	0	1	0	11,116	4,929	16,046
Swap Agreements	0	4,132	0	37,256	62	41,450

	$0	$4,133	$0	$106,248	$4,991	$115,372

	$0	$4,160	$0	$106,248	$7,702	$118,110

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(25)	$(25)
Written Options	0	0	0	0	1,025	1,025
Futures	0	0	0	0	32,288	32,288
Swap Agreements	0	(744)	0	0	(66,808)	(67,552)

	$0	$(744)	$0	$0	$(33,520)	$(34,264)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(73,846)	$0	$(73,846)
Purchased Options	0	0	0	(70)	0	(70)
Written Options	0	411	0	4,625	705	5,741
Swap Agreements	0	3,864	0	(22,128)	7,773	(10,491)

	$0	$4,275	$0	$(91,419)	$8,478	$(78,666)

	$0	$3,531	$0	$(91,419)	$(25,042)	$(112,930)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	(308)	(308)
Futures	0	0	0	0	464	464
Swap Agreements	0	(892)	0	0	(3,387)	(4,279)

	$0	$(892)	$0	$0	$(3,232)	$(4,124)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,621	$0	$10,621
Purchased Options	0	0	0	(261)	(4,409)	(4,670)
Written Options	0	39	0	(6,275)	3,195	(3,041)
Swap Agreements	0	(3,209)	0	(31,847)	(1,993)	(37,049)

	$0	$(3,170)	$0	$(27,762)	$(3,207)	$(34,139)

	$0	$(4,062)	$0	$(27,762)	$(6,439)	$(38,263)

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Australia
Mortgage-Backed Securities	$0	$5,661	$0	$5,661
Sovereign Issues	0	11,812	0	11,812
Brazil
Corporate Bonds & Notes	0	15,285	0	15,285
Sovereign Issues	0	39,022	0	39,022
Canada
Corporate Bonds & Notes	0	15,313	0	15,313
Sovereign Issues	0	80,464	0	80,464
Cayman Islands
Asset-Backed Securities	0	15,941	0	15,941
Corporate Bonds & Notes	0	1,620	0	1,620
Denmark
Corporate Bonds & Notes	0	16,053	0	16,053
Sovereign Issues	0	10,191	0	10,191
France
Corporate Bonds & Notes	0	5,258	0	5,258
Sovereign Issues	0	103,757	0	103,757
Germany
Bank Loan Obligations	0	2,171	0	2,171
Sovereign Issues	0	23,740	0	23,740
Greece
Corporate Bonds & Notes	0	8,067	0	8,067
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,613	0	1,613
Ireland
Asset-Backed Securities	0	1,137	0	1,137
Corporate Bonds & Notes	0	14,038	0	14,038
Mortgage-Backed Securities	0	1,298	0	1,298
Italy
Corporate Bonds & Notes	0	20,479	0	20,479
Mortgage-Backed Securities	0	787	0	787
Sovereign Issues	0	303,237	0	303,237
Japan
Sovereign Issues	0	357,992	0	357,992
Luxembourg
Asset-Backed Securities	0	1,931	0	1,931
Mexico
Sovereign Issues	0	45,955	0	45,955
Netherlands
Asset-Backed Securities	0	7,335	0	7,335
Corporate Bonds & Notes	0	14,663	0	14,663
Norway
Corporate Bonds & Notes	0	24,529	0	24,529
Sovereign Issues	0	1,607	0	1,607
Poland
Sovereign Issues	0	65,348	0	65,348
Slovenia
Sovereign Issues	0	94,501	0	94,501
South Africa
Sovereign Issues	0	552	0	552
South Korea
Corporate Bonds & Notes	0	1,600	0	1,600
Spain
Corporate Bonds & Notes	0	6,237	0	6,237
Sovereign Issues	0	179,079	0	179,079

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Supranational
Corporate Bonds & Notes	$0	$46,547	$0	$46,547
Sweden
Corporate Bonds & Notes	0	18,133	0	18,133
Sovereign Issues	0	9,274	0	9,274
Switzerland
Corporate Bonds & Notes	0	12,096	0	12,096
Thailand
Corporate Bonds & Notes	0	901	0	901
United Kingdom
Bank Loan Obligations	0	9,147	0	9,147
Corporate Bonds & Notes	0	40,102	0	40,102
Mortgage-Backed Securities	0	9,353	0	9,353
Sovereign Issues	0	115,979	0	115,979
United States
Asset-Backed Securities	0	35,754	6,284	42,038
Corporate Bonds & Notes	0	26,672	4,933	31,605
Mortgage-Backed Securities	0	169,254	5,376	174,630
Municipal Bonds & Notes	0	2,811	0	2,811
Preferred Securities	976	0	0	976
U.S. Government Agencies	0	40,527	275	40,802
U.S. Treasury Obligations	0	186,531	0	186,531
Short-Term Instruments
Certificates of Deposit	0	24,608	0	24,608
Repurchase Agreements	0	3,050	0	3,050
Mexico Treasury Bills	0	42,356	0	42,356
U.S. Treasury Bills	0	8,425	0	8,425
	$976	$2,299,793	$16,868	$2,317,637

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$201,680	$0	$0	$201,680

Total Investments	$202,656	$2,299,793	$16,868	$2,519,317

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(327,717)	$0	$(327,717)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	783	403	0	1,186
Over the counter	0	61,554	0	61,554
	$783	$61,957	$0	$62,740

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(343)	(2,378)	0	(2,721)
Over the counter	0	(115,372)	0	(115,372)
	$(343)	$(117,750)	$0	$(118,093)

Totals	$203,096	$1,916,283	$16,868	$2,136,247

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	113

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 97.4%

AUSTRALIA 1.6%

CORPORATE BONDS & NOTES 0.9%
Australia & New Zealand Banking Group Ltd.
1.000% due 10/06/2015		$44,400	$44,539
2.400% due 11/23/2016		300	308
Telstra Corp. Ltd.
3.125% due 04/07/2025 (b)		1,000	998
Westpac Banking Corp.
1.250% due 12/15/2017		22,700	22,680
1.850% due 11/26/2018		10,100	10,214

			78,739

MORTGAGE-BACKED SECURITIES 0.1%
Puma Finance Pty. Ltd.
0.402% due 02/21/2038		699	697
3.168% due 05/13/2045	AUD	10,205	7,777
Torrens Trust
2.685% due 10/19/2038		1,467	1,114

			9,588

SOVEREIGN ISSUES 0.6%
New South Wales Treasury Corp.
2.750% due 11/20/2025		14,188	13,398
4.000% due 05/20/2026		14,700	12,556
6.000% due 03/01/2022		15,600	14,616
Queensland Treasury Corp.
4.250% due 07/21/2023		20,100	17,066

			57,636

Total Australia (Cost $155,020)			145,963

BRAZIL 2.2%

CORPORATE BONDS & NOTES 0.5%
Petrobras Global Finance BV
2.631% due 03/17/2017		$4,900	4,520
3.151% due 03/17/2020		12,700	10,985
3.250% due 03/17/2017		29,200	27,010

			42,515

SOVEREIGN ISSUES 1.7%
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016	BRL	198,800	56,629
0.000% due 01/01/2017		185,300	46,564
0.000% due 07/01/2017		71,300	16,858
0.000% due 01/01/2018		161,900	36,051

			156,102

Total Brazil (Cost $248,987)			198,617

CANADA 1.8%

CORPORATE BONDS & NOTES 0.1%
Agrium, Inc.
6.750% due 01/15/2019		$4,000	4,662
Caisse Centrale Desjardins
2.550% due 03/24/2016		5,000	5,096

			9,758

SOVEREIGN ISSUES 1.7%
Province of British Columbia
4.300% due 06/18/2042	CAD	3,000	3,093

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Province of Ontario
1.900% due 09/08/2017	CAD	22,600	$18,301
2.100% due 09/08/2018		13,400	10,988
2.450% due 06/29/2022		$6,200	6,366
3.150% due 06/02/2022	CAD	3,400	2,949
3.450% due 06/02/2045		12,500	11,111
3.500% due 06/02/2024		50,000	44,427
4.300% due 03/08/2017		6,000	5,056
Province of Quebec
3.000% due 09/01/2023		19,200	16,448
3.500% due 12/01/2022		6,500	5,764
4.250% due 12/01/2021		8,800	8,118
4.500% due 12/01/2017		6,100	5,274
5.000% due 12/01/2038		8,100	8,746
6.000% due 10/01/2029		3,200	3,592

			150,233

Total Canada (Cost $175,975)			159,991

CAYMAN ISLANDS 0.8%

ASSET-BACKED SECURITIES 0.8%
ACAS CLO Ltd.
0.467% due 04/20/2021		$4,241	4,216
ALM Ltd.
1.488% due 02/13/2023		23,400	23,382
BlackRock Senior Income
0.497% due 04/20/2019		667	661
Commercial Industrial Finance Corp.
1.407% due 08/14/2024		16,600	16,622
Dryden Senior Loan Fund
1.417% due 01/15/2022		13,800	13,789
Hillmark Funding Ltd.
0.512% due 05/21/2021		6,622	6,559
Mountain View Funding CLO Ltd.
0.513% due 04/15/2019		991	986
MSIM Peconic Bay Ltd.
0.537% due 07/20/2019		298	297
Octagon Investment Partners Ltd.
0.497% due 04/23/2020		281	279
Symphony CLO LP
1.352% due 01/09/2023		8,300	8,267

Total Cayman Islands (Cost $74,807)			75,058

CHINA 0.4%

CORPORATE BONDS & NOTES 0.3%
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017		$28,100	28,153

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.800% due 01/03/2016	CNY	539	89
5.840% due 01/03/2019		4,388	758
China Government International Bond
3.320% due 06/12/2015		2,080	335
3.380% due 05/23/2023		4,600	730
4.080% due 08/22/2023		4,600	766

			2,678

Total China (Cost $30,631)			30,831

DENMARK 0.5%

CORPORATE BONDS & NOTES 0.5%
Nykredit Realkredit A/S
2.000% due 04/01/2015	DKK	56,200	8,088
2.000% due 10/01/2015		46,700	6,806

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	191,300	$28,000

Total Denmark (Cost $44,807)			42,894

FRANCE 9.2%

ASSET-BACKED SECURITIES 0.0%
Titrisocram
0.958% due 03/25/2022	EUR	26	28

CORPORATE BONDS & NOTES 0.6%
Banque PSA Finance S.A.
4.000% due 06/24/2015		600	650
4.875% due 09/25/2015		2,000	2,195
BNP Paribas Home Loan SFH
2.200% due 11/02/2015		$6,800	6,867
BPCE S.A.
4.625% due 07/11/2024		9,800	10,075
Cie de Financement Foncier S.A.
2.500% due 09/16/2015		16,100	16,249
Dexia Credit Local S.A.
0.636% due 11/07/2016		1,500	1,505
1.875% due 01/29/2020		5,500	5,492
Orange S.A.
5.000% due 10/01/2026 (e)	EUR	6,000	7,365

			50,398

MORTGAGE-BACKED SECURITIES 0.0%
Infiniti SoPRANo
0.235% due 11/05/2019		2,583	2,602

SOVEREIGN ISSUES 8.6%
Caisse Francaise de Financement Local
5.750% due 08/24/2015	AUD	1,600	1,233
France Government Bond
0.250% due 07/25/2024 (d)	EUR	35,779	42,766
1.000% due 05/25/2018 (h)		275,900	307,119
1.000% due 11/25/2018 (h)		65,100	72,764
1.750% due 05/25/2023		8,400	10,098
1.750% due 11/25/2024		18,100	21,891
3.250% due 05/25/2045		57,100	95,230
3.750% due 04/25/2017		43,500	50,574
4.000% due 10/25/2038		12,900	22,722
4.500% due 04/25/2041 (h)		70,000	135,602
4.750% due 04/25/2035		600	1,104
France Treasury Notes
1.000% due 07/25/2017		7,000	7,731

			768,834

Total France (Cost $875,892)			821,862

GERMANY 1.5%

BANK LOAN OBLIGATIONS 0.0%
Springer SBM Deutschland GmbH
4.75% due 03/17/2020	EUR	3,000	3,256

CORPORATE BONDS & NOTES 0.7%
FMS Wertmanagement AoeR
3.375% due 06/17/2021		12,400	16,111
KFW
2.750% due 09/07/2015	GBP	13,500	20,216
Landwirtschaftliche Rentenbank
4.750% due 03/12/2019	NZD	20,900	16,193
5.375% due 04/23/2024		15,000	12,321

			64,841

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%
Republic of Germany
0.100% due 04/15/2023 (d)	EUR	6,104	$7,248
0.750% due 04/15/2018 (d)		15,140	17,187
2.500% due 08/15/2046		4,700	7,773
4.000% due 01/04/2037		19,800	36,469

			68,677

Total Germany (Cost $142,079)			136,774

GREECE 0.2%

CORPORATE BONDS & NOTES 0.1%
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	2,900	2,121
National Bank of Greece S.A.
3.875% due 10/07/2016		5,900	5,502

			7,623

SOVEREIGN ISSUES 0.1%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		6,900	5,453
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	240,000	1,333

			6,786

Total Greece (Cost $18,911)			14,409

GUERNSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%
Credit Suisse Group Guernsey Ltd.
7.875% due 02/24/2041		$20,700	21,981
HSH N Finance Guernsey Ltd.
0.474% due 12/21/2015	EUR	20,900	22,529

Total Guernsey, Channel Islands (Cost $49,983)			44,510

IRELAND 0.7%

ASSET-BACKED SECURITIES 0.0%
Magi Funding PLC
0.429% due 04/11/2021	EUR	547	588
Mercator CLO PLC
0.283% due 02/18/2024		175	186
Race Point CLO Ltd.
0.513% due 04/15/2020		$1,455	1,453

			2,227

CORPORATE BONDS & NOTES 0.6%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	14,000	15,977
4.875% due 05/21/2019		9,800	12,572
5.125% due 03/16/2037		$7,850	10,142
5.500% due 04/25/2016		7,900	8,309
5.750% due 03/28/2017		3,900	4,257
German Postal Pensions Securitisation PLC
4.250% due 01/18/2017	EUR	3,400	3,934

			55,191

MORTGAGE-BACKED SECURITIES 0.1%
DECO Series
1.200% due 04/27/2027 (b)		4,500	4,839
Emerald Mortgages PLC
0.231% due 07/15/2048		510	519

			5,358

Total Ireland (Cost $67,286)			62,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 16.6%

ASSET-BACKED SECURITIES 0.2%
Alba SPV SRL
1.569% due 04/20/2040	EUR	4,097	$4,452
Berica Asset-Backed Security SRL
0.321% due 12/31/2055		1,280	1,374
Claris ABS
0.538% due 10/31/2060		11,288	12,063

			17,889

CORPORATE BONDS & NOTES 0.7%
Banca Carige SpA
3.750% due 11/25/2016		3,200	3,637
3.875% due 10/24/2018		25,900	31,109
Banca Monte dei Paschi di Siena SpA
4.875% due 09/15/2016		2,000	2,294
Banco Popolare SC
3.500% due 03/14/2019		11,250	12,817
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$600	606
5.017% due 06/26/2024		8,700	8,921
Intesa Sanpaolo Vita SpA
4.750% due 12/17/2024 (e)	EUR	900	1,050
UniCredit SpA
6.750% due 09/10/2021 (e)		600	660
8.000% due 06/03/2024 (e)		$400	414

			61,508

MORTGAGE-BACKED SECURITIES 0.5%
Apulia Mortgages Finance N SRL
0.876% due 06/20/2058	EUR	2,834	3,035
Berica Residential MBS SRL
0.288% due 03/31/2048		8,418	8,928
Creso SRL
0.721% due 12/30/2060		6,463	6,948
DECO SRL
1.498% due 02/22/2026		5,607	6,038
Giovecca Mortgages SRL
0.655% due 04/23/2048		8,900	9,575
Vela Home SRL
0.233% due 07/27/2028		9,566	10,257

			44,781

SOVEREIGN ISSUES 15.2%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (d)		14,685	16,618
3.250% due 09/01/2046		46,700	63,687
3.750% due 09/01/2024		86,400	113,650
4.000% due 02/01/2037		41,900	61,299
4.500% due 05/01/2023		48,700	66,323
4.500% due 03/01/2024 (h)		199,650	274,976
4.750% due 08/01/2023 (h)		226,800	314,804
4.750% due 09/01/2044		96,200	165,087
5.000% due 08/01/2039		3,200	5,418
5.000% due 09/01/2040		53,500	91,250
5.500% due 09/01/2022		95,200	135,256
5.500% due 11/01/2022		33,100	47,209
Italy Government International Bond
6.000% due 08/04/2028	GBP	3,500	6,609

			1,362,186

Total Italy (Cost $1,551,864)			1,486,364

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 16.6%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$10,600	$10,618

SOVEREIGN ISSUES 16.5%
Japan Government International Bond
1.400% due 09/20/2034	JPY	45,280,000	397,649
1.500% due 03/20/2033		430,000	3,899
1.500% due 12/20/2044		14,040,000	121,420
1.600% due 03/20/2033		32,170,000	295,843
1.700% due 09/20/2032		42,720,000	399,855
1.700% due 09/20/2044		29,220,000	264,570

			1,483,236

Total Japan (Cost $1,577,678)			1,493,854

LUXEMBOURG 0.0%

ASSET-BACKED SECURITIES 0.0%
E-Carat S.A.
0.852% due 11/18/2020	EUR	470	506
Penta CLO S.A.
0.398% due 06/04/2024		2,162	2,303

			2,809

CORPORATE BONDS & NOTES 0.0%
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
4.250% due 06/04/2018		2,600	3,117

Total Luxembourg (Cost $6,405)			5,926

MEXICO 0.4%

SOVEREIGN ISSUES 0.4%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	560,200	36,791

Total Mexico (Cost $41,798)			36,791

NETHERLANDS 0.6%

ASSET-BACKED SECURITIES 0.3%
Cadogan Square CLO BV
0.391% due 01/17/2023	EUR	879	933
Chapel BV
0.429% due 07/17/2066		12,720	13,084
0.708% due 11/17/2064		7,782	8,014
Halcyon Structured Asset Management European CLO BV
0.381% due 01/25/2023		2,025	2,156

			24,187

CORPORATE BONDS & NOTES 0.3%
Bank Nederlandse Gemeenten NV
1.375% due 03/19/2018		$5,000	5,040
2.250% due 01/12/2017	EUR	400	448
6.750% due 03/02/2018	AUD	4,600	3,937
ING Bank NV
2.500% due 01/14/2016		$14,000	14,212
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (e)	EUR	1,600	1,961

			25,598

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	115

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.0%
EMF-NL BV
1.060% due 07/17/2041	EUR	1,200	$1,169

Total Netherlands (Cost $52,423)			50,954

NORWAY 0.4%

CORPORATE BONDS & NOTES 0.3%
Eksportfinans ASA
0.890% due 06/16/2015	JPY	400,000	3,341
2.000% due 09/15/2015		$6,700	6,719
2.375% due 05/25/2016		13,400	13,480
5.500% due 05/25/2016		2,000	2,081
5.500% due 06/26/2017		1,000	1,068

			26,689

SOVEREIGN ISSUES 0.1%
Norway Government Bond
3.750% due 05/25/2021	NOK	55,000	7,845

Total Norway (Cost $35,503)			34,534

POLAND 3.2%

SOVEREIGN ISSUES 3.2%
Poland Government International Bond
3.250% due 07/25/2025	PLN	618,700	177,588
4.000% due 10/25/2023		348,700	105,032

Total Poland (Cost $301,682)			282,620

PORTUGAL 0.0%

CORPORATE BONDS & NOTES 0.0%
Novo Banco S.A.
5.000% due 05/21/2019	EUR	2,300	2,558

Total Portugal (Cost $2,987)			2,558

SLOVENIA 2.3%

SOVEREIGN ISSUES 2.3%
Slovenia Government International Bond
3.000% due 04/08/2021	EUR	650	791
3.500% due 03/23/2017		1,494	1,709
4.125% due 02/18/2019		$19,100	20,241
4.125% due 01/26/2020	EUR	1,570	1,974
4.375% due 01/18/2021		5,050	6,554
4.700% due 11/01/2016		61,750	71,279
4.750% due 05/10/2018		$37,700	40,485
5.250% due 02/18/2024		31,000	35,735
5.500% due 10/26/2022		19,000	21,970
5.850% due 05/10/2023		6,600	7,837

Total Slovenia (Cost $217,602)			208,575

SPAIN 7.7%

CORPORATE BONDS & NOTES 0.1%
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	2,500	2,766
Cedulas Fondo de Titulizacion de Activos
4.250% due 04/10/2031		6,100	9,059

			11,825

MORTGAGE-BACKED SECURITIES 0.1%
TDA CAM Fondo de Titulizacion de Activos
0.275% due 09/22/2032		929	988
0.280% due 10/26/2032		4,396	4,657

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TDA Mixto Fondo de Titulizacion de Activos
0.325% due 12/27/2030	EUR	1,895	$2,012

			7,657

SOVEREIGN ISSUES 7.5%
Autonomous Community of Catalonia
4.300% due 11/15/2016		300	340
4.750% due 06/04/2018		11,600	13,827
4.801% due 07/31/2020		8,000	9,872
Autonomous Community of Madrid
5.750% due 02/01/2018		5,100	6,310
Autonomous Community of Valencia
4.375% due 07/16/2015		300	328
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	11,785	9,468
5.000% due 11/14/2016		$900	955
Junta de Castilla y Leon
6.505% due 03/01/2019	EUR	2,500	3,312
Spain Government International Bond
1.600% due 04/30/2025 (h)		22,900	25,543
2.750% due 10/31/2024		13,000	15,956
3.300% due 07/30/2016		21,400	24,025
3.800% due 04/30/2024		88,700	117,169
4.400% due 10/31/2023		38,400	52,494
4.800% due 01/31/2024		13,200	18,610
5.150% due 10/31/2044		81,900	149,987
5.250% due 04/06/2029	GBP	900	1,604
5.400% due 01/31/2023 (h)	EUR	151,300	216,550
Xunta de Galicia
6.131% due 04/03/2018		2,900	3,673
6.964% due 12/28/2017		3,000	3,811

			673,834

Total Spain (Cost $750,386)			693,316

SUPRANATIONAL 0.9%

CORPORATE BONDS & NOTES 0.9%
African Development Bank
5.250% due 03/23/2022	AUD	200	176
Council of Europe Development Bank
6.000% due 10/08/2020		8,300	7,408
EUROFIMA
6.250% due 12/28/2018		50,055	43,314
European Bank for Reconstruction & Development
0.500% due 09/01/2023		1,700	1,007
0.500% due 12/21/2023		500	297
European Investment Bank
0.500% due 06/21/2023		13,600	8,235
0.500% due 08/10/2023		20,700	12,447
6.250% due 06/08/2021		9,100	8,390
Nordic Investment Bank
5.000% due 04/19/2022		500	437

Total Supranational (Cost $98,208)			81,711

SWEDEN 0.7%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	65,500	8,284
Stadshypotek AB
3.000% due 03/21/2018		62,000	7,827
Sveriges Sakerstallda Obligationer AB
4.000% due 03/21/2018		43,000	5,559
Swedbank AB
2.200% due 03/04/2020		$14,900	14,985

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	58,700	$7,491

			44,146

SOVEREIGN ISSUES 0.2%
Sweden Government International Bond
4.250% due 03/12/2019		95,100	12,970

Total Sweden (Cost $66,984)			57,116

SWITZERLAND 0.3%

CORPORATE BONDS & NOTES 0.3%
UBS AG
4.750% due 05/22/2023		$5,400	5,598
7.250% due 02/22/2022		21,000	22,646

Total Switzerland (Cost $28,100)			28,244

UNITED KINGDOM 8.8%

BANK LOAN OBLIGATIONS 0.1%
Virgin Media Bristol LLC
3.500% due 06/07/2020		$10,429	10,429

CORPORATE BONDS & NOTES 1.0%
Barclays Bank PLC
2.250% due 05/10/2017		6,000	6,150
7.750% due 04/10/2023		200	222
Barclays PLC
6.500% due 09/15/2019 (e)	EUR	6,000	6,674
HSBC Holdings PLC
6.375% due 03/30/2025 (e)		$1,000	1,025
LBG Capital PLC
15.000% due 12/21/2019	EUR	470	758
Lloyds Bank PLC
9.875% due 12/16/2021		$10,044	11,405
12.000% due 12/16/2024 (e)		11,300	16,272
Lloyds Banking Group PLC
7.625% due 06/27/2023 (e)	GBP	4,300	6,814
Nationwide Building Society
10.250% due 06/29/2049 (e)		5	942
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$2,700	3,051
Tesco Corporate Treasury Services PLC
1.375% due 07/01/2019	EUR	4,000	4,222
Tesco PLC
5.000% due 03/24/2023	GBP	700	1,106
6.125% due 02/24/2022		8,399	14,189
Tesco Property Finance PLC
5.411% due 07/13/2044		10,002	14,735
Yorkshire Building Society
3.250% due 09/22/2016	EUR	4,700	5,132

			92,697

MORTGAGE-BACKED SECURITIES 2.3%
Business Mortgage Finance PLC
0.943% due 02/15/2039	GBP	1,046	1,531
2.562% due 02/15/2041		10,509	15,376
Darrowby PLC
2.265% due 02/20/2044		12,928	19,540
EuroMASTR PLC
0.764% due 06/15/2040		214	297
Eurosail PLC
0.189% due 03/13/2045	EUR	408	425
0.196% due 12/10/2044		5,666	5,910
0.267% due 12/15/2044		7,714	7,450

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.722% due 06/10/2044	GBP	11,620	$16,843
0.722% due 03/13/2045		68	98
0.862% due 06/13/2045		1,782	2,619
Fosse Master Issuer PLC
2.663% due 10/18/2054		15,700	23,455
Gemgarto
3.513% due 05/14/2045		97	147
Granite Mortgages PLC
0.886% due 03/20/2044		745	1,102
0.886% due 06/20/2044		1,003	1,483
0.946% due 09/20/2044		50	75
Great Hall Mortgages PLC
0.155% due 03/18/2039	EUR	2,414	2,496
0.175% due 06/18/2038		37	39
0.400% due 06/18/2039		$1,679	1,593
0.704% due 06/18/2039	GBP	55	78
Landmark Mortgage Securities PLC
0.784% due 06/17/2038		55	77
Leek Finance PLC
0.525% due 09/21/2038		$6,672	6,974
0.545% due 12/21/2037		3,058	3,232
Ludgate Funding PLC
0.178% due 01/01/2061	EUR	273	276
Mansard Mortgages PLC
1.214% due 12/15/2049	GBP	14,291	20,772
Newgate Funding PLC
0.318% due 12/01/2050	EUR	5,700	5,312
0.627% due 12/15/2050		11,387	11,974
0.733% due 12/01/2050	GBP	100	142
0.764% due 12/15/2050		5,000	6,304
1.277% due 12/15/2050	EUR	2,364	2,404
1.527% due 12/15/2050		3,878	3,796
1.564% due 12/15/2050	GBP	5,202	7,457
1.814% due 12/15/2050		2,932	4,099
Paragon Mortgages PLC
0.347% due 06/15/2041	EUR	300	301
0.408% due 05/15/2041		350	359
0.922% due 05/15/2041	GBP	35	50
Preferred Residential Securities PLC
1.314% due 12/15/2042		36	50
ResLoc UK PLC
0.724% due 12/15/2043		977	1,356
0.784% due 12/15/2043		1,681	2,283
RMAC PLC
0.432% due 12/12/2036	EUR	171	177
RMAC Securities PLC
0.272% due 06/12/2044		172	168
0.418% due 06/12/2044		$435	409
0.712% due 06/12/2044	GBP	3,119	4,383
0.732% due 06/12/2044		8,305	11,595
Silk Road Finance PLC
1.914% due 06/21/2055		50	75
Tenterden Funding PLC
2.064% due 03/21/2044		4,563	6,868
Thrones PLC
2.063% due 07/20/2044		3,167	4,736
Uropa Securities PLC
0.220% due 10/10/2040	EUR	118	124

			206,310

SOVEREIGN ISSUES 5.4%
United Kingdom Gilt
2.250% due 09/07/2023	GBP	28,100	44,118
2.750% due 09/07/2024 (h)		15,400	25,152
3.250% due 01/22/2044 (h)		151,100	268,096
3.500% due 01/22/2045 (h)		13,800	25,652

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 06/07/2032 (h)	GBP	21,343	$41,722
4.250% due 12/07/2040 (h)		24,900	51,102
4.500% due 09/07/2034		2,800	5,709
4.750% due 12/07/2030 (h)		8,000	16,349
4.750% due 12/07/2038		3,000	6,520

			484,420

Total United Kingdom (Cost $750,571)			793,856

UNITED STATES 15.4%

ASSET-BACKED SECURITIES 0.6%
Accredited Mortgage Loan Trust
4.330% due 06/25/2033		$292	265
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.644% due 10/25/2035		2,300	2,240
Amortizing Residential Collateral Trust
0.754% due 07/25/2032		44	41
Amresco Residential Securities Corp. Mortgage Loan Trust
1.114% due 06/25/2029		221	206
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.991% due 02/25/2034		611	551
Asset-Backed Securities Corp. Home Equity Loan Trust
1.525% due 04/15/2033		1,676	1,651
Bear Stearns Asset-Backed Securities Trust
0.241% due 12/25/2036 ^		6	7
0.834% due 10/25/2032		31	30
0.974% due 10/27/2032		48	45
1.174% due 10/25/2037		90	85
BNC Mortgage Loan Trust
0.274% due 05/25/2037		682	655
Carrington Mortgage Loan Trust
0.494% due 10/25/2035		11	11
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045		506	428
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		76	78
Countrywide Asset-Backed Certificates
0.334% due 10/25/2047		448	446
0.354% due 09/25/2036		155	152
0.514% due 12/25/2036 ^		759	521
1.149% due 06/25/2035		485	478
Countrywide Asset-Backed Certificates Trust
0.774% due 08/25/2035		1,261	1,245
4.740% due 10/25/2035		718	716
Credit Suisse First Boston Mortgage Securities Corp.
0.791% due 01/25/2032		60	54
Credit-Based Asset Servicing and Securitization LLC
0.231% due 11/25/2036		6	3
First Alliance Mortgage Loan Trust
0.168% due 12/20/2027		7	7
First Franklin Mortgage Loan Trust
0.534% due 10/25/2035		3,659	3,420
1.074% due 03/25/2034		2,427	2,326
GSAA Home Equity Trust
5.995% due 03/25/2046 ^		2,140	1,608
Home Equity Asset Trust
0.771% due 11/25/2032		2	2
JPMorgan Mortgage Acquisition Trust
0.281% due 08/25/2036		127	73
Long Beach Mortgage Loan Trust
0.734% due 10/25/2034		12	12
0.999% due 06/25/2035		1,030	1,023
MASTR Asset-Backed Securities Trust
0.324% due 03/25/2036		1,485	1,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.254% due 09/25/2037		$42	$16
0.294% due 02/25/2037		69	33
0.654% due 05/25/2036		1,500	1,371
MESA Trust
0.974% due 12/25/2031		189	173
Morgan Stanley Home Equity Loan Trust
0.524% due 04/25/2037		1,833	1,215
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^		2,123	1,304
Option One Mortgage Loan Trust
0.364% due 01/25/2036		686	668
Popular ABS Mortgage Pass-Through Trust
0.264% due 06/25/2047 ^		100	98
RAAC Trust
1.374% due 09/25/2047		3,035	2,998
Renaissance Home Equity Loan Trust
0.674% due 12/25/2033		79	77
Residential Asset Mortgage Products Trust
0.474% due 03/25/2036		2,007	1,733
0.731% due 06/25/2032		6	5
Residential Asset Securities Corp. Trust
0.334% due 07/25/2036		821	791
0.674% due 07/25/2032 ^		137	117
1.014% due 09/25/2034		1,602	1,379
Securitized Asset-Backed Receivables LLC Trust
0.304% due 05/25/2037 ^		422	297
SLM Private Education Loan Trust
1.275% due 12/15/2021		37	37
SLM Student Loan Trust
0.256% due 07/25/2017		19	19
0.756% due 10/25/2017		1,816	1,818
1.756% due 04/25/2023		13,902	14,269
Soundview Home Loan Trust
0.234% due 11/25/2036		49	19
Specialty Underwriting & Residential Finance Trust
0.524% due 09/25/2036		1,384	1,359

			49,203

BANK LOAN OBLIGATIONS 0.2%
Axalta Coating Systems U.S. Holdings, Inc.
3.750% due 02/01/2020		5	5
H.J. Heinz Co.
3.000% due 06/07/2019		15,000	15,037
3.250% due 06/05/2020		1,828	1,832
HCA, Inc.
2.678% due 05/02/2016		1,600	1,600

			18,474

CORPORATE BONDS & NOTES 1.2%
Ally Financial, Inc.
2.500% due 03/15/2017 (f)		6,000	5,920
2.750% due 01/30/2017		600	599
3.125% due 01/15/2016		2,500	2,512
3.500% due 07/18/2016		3,600	3,654
4.625% due 06/26/2015		15,500	15,597
5.500% due 02/15/2017		1,300	1,355
Aviation Capital Group Corp.
7.125% due 10/15/2020		1,100	1,280
BA Covered Bond Issuer
4.250% due 08/03/2017	EUR	800	932
Bank of America Corp.
3.958% due 10/21/2025	MXN	133,000	9,155
6.100% due 03/17/2025 (e)		$20,900	21,253
CIT Group, Inc.
5.500% due 02/15/2019		1,000	1,043

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	117

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
International Lease Finance Corp.
6.750% due 09/01/2016		$7,100	$7,561
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		7,000	1,024
Navient Corp.
5.000% due 04/15/2015		9,400	9,412
SLM Student Loan Trust
1.112% due 03/15/2038	GBP	3,923	5,370
Springleaf Finance Corp.
6.900% due 12/15/2017		$5,600	5,978
Wells Fargo & Co.
3.000% due 02/19/2025		13,800	13,877
5.875% due 06/15/2025 (e)		3,900	4,135
WM Covered Bond Program
4.000% due 11/26/2016	EUR	100	114

			110,771

MORTGAGE-BACKED SECURITIES 3.1%
Adjustable Rate Mortgage Trust
2.760% due 09/25/2035		$427	381
American Home Mortgage Assets Trust
0.364% due 05/25/2046 ^		478	346
0.404% due 09/25/2046 ^		12	0
Banc of America Funding Trust
0.456% due 06/20/2047		2,000	1,421
2.622% due 03/20/2036		383	353
2.699% due 02/20/2036		4,301	4,278
2.815% due 11/20/2034		915	880
2.868% due 01/20/2047 ^		317	267
2.921% due 10/20/2046 ^		100	76
5.500% due 01/25/2036		570	595
6.000% due 03/25/2037 ^		728	628
Banc of America Mortgage Trust
2.678% due 06/25/2035		783	754
2.693% due 09/25/2035 ^		105	96
3.004% due 04/25/2035		652	601
BCAP LLC Trust
0.861% due 01/26/2047		1,025	906
2.412% due 02/26/2036		488	490
5.250% due 02/26/2036		1,623	1,486
5.250% due 04/26/2037		4,090	3,847
5.250% due 08/26/2037		1,828	1,909
5.419% due 03/26/2037		4,988	4,916
Bear Stearns Adjustable Rate Mortgage Trust
2.466% due 10/25/2033		230	232
2.482% due 05/25/2034		280	262
2.515% due 03/25/2035		369	371
2.618% due 01/25/2035		901	887
2.629% due 07/25/2034		444	437
2.648% due 05/25/2034		416	403
2.687% due 10/25/2035		103	103
2.797% due 02/25/2034		45	45
3.015% due 11/25/2034		11	11
Bear Stearns ALT-A Trust
2.315% due 01/25/2036 ^		81	65
2.494% due 08/25/2036 ^		341	247
2.528% due 08/25/2036 ^		1,111	708
2.589% due 11/25/2035 ^		150	116
2.651% due 09/25/2035		7,204	6,211
2.756% due 08/25/2036 ^		2,297	1,688
4.270% due 11/25/2036 ^		751	578
Chase Mortgage Finance Trust
2.526% due 02/25/2037		995	1,012
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.404% due 05/25/2036		2,004	1,768

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037	$211	$207
Citigroup Mortgage Loan Trust, Inc.
2.149% due 03/25/2037 ^	1,412	1,044
2.230% due 09/25/2035	789	796
2.280% due 09/25/2035	946	950
2.417% due 07/25/2046 ^	2,059	1,798
2.530% due 05/25/2035	238	236
2.715% due 09/25/2037 ^	1,856	1,671
Commercial Mortgage Trust
0.585% due 03/10/2046 (a)	13,000	537
1.766% due 01/10/2046 (a)	9,702	798
2.077% due 07/10/2046 (a)	22,377	561
2.326% due 07/10/2046 (a)	18,932	865
Countrywide Alternative Loan Trust
0.314% due 04/25/2047	1,692	1,437
0.344% due 01/25/2037 ^	628	598
0.356% due 02/20/2047	607	459
0.364% due 09/25/2046 ^	1,312	1,120
0.384% due 07/25/2046 ^	100	74
0.386% due 03/20/2046	143	114
0.386% due 07/20/2046 ^	1,043	755
0.404% due 08/25/2046 ^	22	17
0.454% due 02/25/2037	591	464
0.524% due 05/25/2037 ^	814	502
0.574% due 09/25/2035 ^	548	450
1.128% due 12/25/2035	124	103
1.528% due 08/25/2035	797	730
1.628% due 11/25/2035	571	467
2.168% due 11/25/2035	552	466
2.587% due 02/25/2037 ^	355	316
5.250% due 06/25/2035 ^	328	305
6.000% due 10/25/2032	1	1
6.000% due 01/25/2037 ^	1,575	1,391
6.250% due 08/25/2037 ^	740	662
6.500% due 08/25/2032	107	112
Countrywide Home Loan Mortgage Pass-Through Trust
0.464% due 04/25/2035	32	28
0.494% due 03/25/2035	1,101	867
0.504% due 02/25/2035	22	20
0.714% due 03/25/2035	1,408	1,324
2.319% due 02/20/2036 ^	1,550	1,429
2.408% due 11/25/2034	1,416	1,346
2.420% due 05/20/2036	864	795
2.471% due 08/25/2034	560	487
2.535% due 11/19/2033	24	23
2.549% due 03/25/2037 ^	534	430
2.576% due 02/25/2047 ^	568	477
2.590% due 08/25/2034	125	110
Credit Suisse First Boston Mortgage Securities Corp.
1.324% due 03/25/2034 ^	249	240
2.244% due 07/25/2033	38	38
2.474% due 08/25/2033	157	159
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	16,942	286
1.372% due 11/10/2046 (a)	40,875	855
Deutsche ALT-A Securities, Inc.
0.314% due 07/25/2047	1,047	889
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.329% due 06/26/2035	575	575
Downey Savings & Loan Association Mortgage Loan Trust
0.498% due 07/19/2045 ^	118	19
Extended Stay America Trust
1.079% due 12/05/2031 (a)	37,000	349
First Horizon Mortgage Pass-Through Trust
2.602% due 10/25/2035	472	465
2.610% due 08/25/2035	436	401

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Republic Mortgage Loan Trust
0.525% due 11/15/2031	$89	$86
GMAC Mortgage Corp. Loan Trust
2.919% due 06/25/2034	54	52
Greenpoint Mortgage Funding Trust
0.354% due 01/25/2037	917	703
0.384% due 04/25/2036	800	629
0.444% due 11/25/2045	168	142
Greenpoint Mortgage Pass-Through Certificates
2.784% due 10/25/2033	53	52
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039	1,100	1,162
GS Mortgage Securities Corp.
1.724% due 02/10/2046 (a)	14,501	1,379
2.354% due 11/10/2045 (a)	25,278	2,909
GSR Mortgage Loan Trust
1.860% due 03/25/2033	184	181
2.599% due 05/25/2035	321	299
2.671% due 09/25/2035	901	906
2.684% due 04/25/2035	72	72
2.752% due 01/25/2035	1,040	996
4.968% due 11/25/2035	1,076	1,039
HarborView Mortgage Loan Trust
0.358% due 07/19/2046	2,110	1,346
0.368% due 09/19/2037	1,527	1,210
0.418% due 03/19/2036	239	175
2.481% due 05/19/2033	383	381
2.608% due 07/19/2035	267	242
HomeBanc Mortgage Trust
2.182% due 04/25/2037 ^	1,471	889
4.952% due 04/25/2037 ^	557	456
Impac CMB Trust
0.894% due 10/25/2034	1,471	1,258
0.954% due 10/25/2034	753	710
1.174% due 07/25/2033	58	56
IndyMac Mortgage Loan Trust
0.354% due 07/25/2047	3,871	2,819
0.364% due 09/25/2046	4,831	4,159
0.414% due 06/25/2037	1,268	1,123
0.424% due 02/25/2037	1,100	654
0.474% due 11/25/2035 ^	343	209
0.474% due 06/25/2037 ^	538	301
2.523% due 12/25/2034	179	163
2.751% due 11/25/2035 ^	2,114	1,909
4.850% due 08/25/2036	982	962
JPMBB Commercial Mortgage Securities Trust
1.283% due 04/15/2047 (a)	59,566	3,319
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^	6	6
JPMorgan Chase Commercial Mortgage Securities Trust
1.310% due 12/15/2047 (a)	83,500	5,704
4.070% due 11/15/2043	300	328
JPMorgan Mortgage Trust
1.990% due 11/25/2033	210	208
2.517% due 07/25/2035	352	349
2.521% due 02/25/2036 ^	1,176	1,026
4.998% due 10/25/2035	41	40
5.027% due 09/25/2035	581	570
Luminent Mortgage Trust
0.344% due 12/25/2036	3,140	2,519
MASTR Adjustable Rate Mortgages Trust
0.384% due 04/25/2046	2,818	2,144
0.474% due 05/25/2047 ^	1,395	832
MASTR Alternative Loan Trust
0.574% due 03/25/2036	476	121
6.000% due 03/25/2036 ^	3,338	2,943

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.655% due 06/15/2030	$52	$50
2.610% due 10/20/2029	27	27
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036	1,075	989
0.424% due 11/25/2035	2,786	2,648
0.424% due 08/25/2036	158	152
1.582% due 10/25/2035	2,632	2,564
2.216% due 02/25/2033	185	177
2.471% due 06/25/2035	716	701
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.874% due 08/12/2049	700	760
Morgan Stanley Bank of America Merrill Lynch Trust
1.438% due 05/15/2046 (a)	68,507	4,735
1.704% due 02/15/2046 (a)	61,338	5,143
1.865% due 08/15/2045 (a)	45,220	3,585
Morgan Stanley Capital Trust
0.324% due 07/12/2044	11,185	11,119
Nomura Asset Acceptance Corp.
0.934% due 08/25/2034	49	47
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.454% due 12/25/2035	2,851	2,568
Residential Accredit Loans, Inc. Trust
0.324% due 02/25/2047	2,547	1,468
0.374% due 12/25/2046 ^	1,095	699
0.384% due 04/25/2046	68	36
0.444% due 05/25/2046 ^	848	409
Residential Asset Securitization Trust
0.574% due 01/25/2046 ^	173	91
0.624% due 12/25/2036 ^	472	147
6.250% due 10/25/2036 ^	378	316
6.500% due 08/25/2036 ^	787	540
Residential Funding Mortgage Securities, Inc. Trust
2.990% due 09/25/2035 ^	430	343
6.500% due 03/25/2032	70	72
Royal Bank of Scotland Capital Funding Trust
6.028% due 12/16/2049	4,130	4,323
Sequoia Mortgage Trust
2.642% due 04/20/2035	265	274
Structured Adjustable Rate Mortgage Loan Trust
2.423% due 04/25/2034	359	360
2.520% due 02/25/2036 ^	3,281	2,758
2.537% due 08/25/2035	911	855
2.545% due 02/25/2034	278	278
2.557% due 09/25/2036 ^	1,251	806
2.694% due 09/25/2034	106	106
5.009% due 05/25/2036 ^	1,277	1,185
Structured Asset Mortgage Investments Trust
0.364% due 06/25/2036	140	117
0.384% due 05/25/2046	890	669
0.394% due 05/25/2036	5,456	4,093
0.394% due 09/25/2047	6,101	4,913
0.434% due 05/25/2046 ^	203	74
0.474% due 08/25/2036 ^	1,708	718
0.484% due 12/25/2035	14	11
0.758% due 07/19/2034	21	21
1.628% due 08/25/2047 ^	2,320	2,055
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035	294	283
5.500% due 09/25/2035	956	981
Thornburg Mortgage Securities Trust
1.421% due 06/25/2047 ^	2,652	2,391
1.424% due 06/25/2037	2,769	2,432
1.424% due 06/25/2047 ^	1,263	1,135
1.474% due 03/25/2037	1,487	1,322
1.941% due 06/25/2037	16,467	15,917

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.013% due 10/25/2043	$106	$104
5.750% due 06/25/2037	7,407	7,400
5.921% due 06/25/2047	170	166
6.225% due 09/25/2037	307	317
UBS-Barclays Commercial Mortgage Trust
1.844% due 12/10/2045 (a)	62,144	6,186
UBS-Citigroup Commercial Mortgage Trust
2.462% due 01/10/2045 (a)	22,928	2,176
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045	2,384	2,245
WaMu Mortgage Pass-Through Certificates Trust
0.454% due 11/25/2045	6,247	5,475
0.484% due 01/25/2045	574	536
0.514% due 01/25/2045	4,361	4,133
0.888% due 04/25/2047	4,823	4,234
0.914% due 11/25/2034	1,261	1,202
0.931% due 12/25/2046	246	232
1.108% due 06/25/2046	1,387	1,301
1.128% due 02/25/2046	3,253	3,089
1.948% due 02/27/2034	401	391
2.151% due 02/25/2037 ^	2,709	2,276
2.186% due 10/25/2046	1,994	1,825
2.330% due 10/25/2035	851	830
2.340% due 12/25/2035	754	720
2.387% due 04/25/2035	966	951
2.444% due 06/25/2033	116	117
5.883% due 08/25/2046 ^	3,051	2,769
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041	3	3
Washington Mutual Mortgage Pass-Through Certificates Trust
0.424% due 07/25/2046 ^	55	9
0.888% due 04/25/2047 ^	7	0
0.898% due 04/25/2047 ^	466	73
0.968% due 05/25/2047 ^	274	23
1.068% due 07/25/2046 ^	696	407
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	303	277
Wells Fargo Mortgage-Backed Securities Trust
0.674% due 07/25/2037 ^	378	322
2.610% due 10/25/2035	445	446
2.613% due 10/25/2035	600	581
2.615% due 12/25/2033	6	6
2.615% due 06/25/2035	1,669	1,657
2.616% due 03/25/2035	5,258	5,293
2.617% due 04/25/2036	125	125
2.628% due 06/25/2035	511	516
5.031% due 03/25/2036	68	68
5.652% due 04/25/2036	291	86
Wells Fargo-RBS Commercial Mortgage Trust
0.324% due 03/15/2048 (a)	40,000	1,051
1.490% due 03/15/2045 (a)	73,117	5,144
1.490% due 03/15/2048 (a)	113,983	9,002

		281,957

MUNICIPAL BONDS & NOTES 0.2%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	100	150
California State General Obligation Bonds, (BABs), Series 2010
7.700% due 11/01/2030	1,600	2,015
7.950% due 03/01/2036	900	1,110
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,030	1,030

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	$8,000	$10,864
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010
4.325% due 11/01/2021	600	668

		15,837

	SHARES
PREFERRED SECURITIES 0.0%
Citigroup Capital
7.875% due 10/30/2040	54,000	1,432
Navient Corp. CPI Linked Security
2.756% due 03/15/2017	20,000	492

		1,924

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 2.6%
Fannie Mae
0.274% due 01/25/2021	$3	3
0.294% due 03/25/2034	91	91
0.374% due 10/27/2037	796	786
0.474% due 03/25/2036	44	44
0.604% due 11/25/2040	5,340	5,369
0.624% due 11/25/2040	7,526	7,574
0.674% due 10/25/2040 - 12/25/2040	8,630	8,713
1.321% due 06/01/2043	91	93
2.004% due 12/01/2034	330	350
2.200% due 01/01/2023	35	36
2.210% due 08/01/2036	219	234
2.250% due 06/01/2035	459	483
2.277% due 08/01/2023	60	64
2.290% due 11/01/2022	11	11
2.356% due 01/25/2022 (a)	25,264	2,733
2.358% due 04/01/2032	38	40
2.488% due 11/01/2034	2,054	2,201
2.500% due 04/01/2045	1,000	989
2.633% due 12/01/2030	13	13
3.000% due 05/01/2045	1,000	1,020
3.500% due 03/01/2020 - 04/01/2045	89,227	94,041
4.295% due 06/01/2021	2,051	2,308
5.370% due 12/01/2015	2,358	2,400
6.000% due 04/25/2043 - 07/25/2044	1,493	1,709
Freddie Mac
0.655% due 10/15/2040	4,736	4,778
0.775% due 12/15/2037	1,587	1,603
0.896% due 09/25/2022 (a)	24,597	1,313
1.048% due 11/25/2022 (a)	34,237	2,209
1.220% due 10/25/2044	2,995	3,075
1.298% due 08/25/2019 (a)	39,457	1,970
1.314% due 02/25/2045	221	227
1.374% due 11/25/2019 (a)	35,766	2,001
1.562% due 10/25/2021 (a)	29,614	2,475
1.652% due 06/25/2020 (a)	37,715	2,445
2.235% due 06/01/2022	74	76
2.271% due 09/01/2035	123	131
6.000% due 12/01/2033	944	1,082
6.500% due 11/15/2023	52	57
9.050% due 06/15/2019	1	1
Ginnie Mae
1.625% due 11/20/2021 - 11/20/2030	662	687

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	119

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.000% due 07/20/2022 - 05/20/2030	$110	$115
6.000% due 08/20/2034	12,533	14,420
NCUA Guaranteed Notes
0.645% due 11/05/2020	43,491	43,768
0.735% due 12/08/2020	20,058	20,252
Small Business Administration
5.110% due 04/01/2025	75	82

		234,072

U.S. TREASURY OBLIGATIONS 7.5%
U.S. Treasury Bonds
5.250% due 02/15/2029 (l)	8,600	11,768
U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022 (j)(l)	23,650	23,882
0.125% due 07/15/2022 (j)	113,333	114,697
0.125% due 01/15/2023 (j)	133,974	134,727
0.250% due 01/15/2025	294,972	297,690
1.375% due 01/15/2020 (j)(l)	3,135	3,392
1.375% due 02/15/2044 (j)(l)	2,006	2,366
1.750% due 01/15/2028 (j)(l)	5,021	5,888
2.375% due 01/15/2025 (j)	8,804	10,690
2.375% due 01/15/2027 (j)(l)	4,868	6,017
2.500% due 01/15/2029 (j)(l)	5,770	7,389
U.S. Treasury Strips
0.000% due 11/15/2023	33,500	28,273
0.000% due 05/15/2026	28,100	22,046

		668,825

Total United States (Cost $1,345,611)		1,381,063

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.1%

CERTIFICATES OF DEPOSIT 0.5%
Intesa Sanpaolo SpA
1.632% due 04/11/2016		$28,300	$28,395
1.650% due 04/07/2015		9,000	9,001
Itau Unibanco Holding S.A.
1.195% due 06/26/2015		14,000	13,999

			51,395

REPURCHASE AGREEMENTS (g) 1.9%
			171,910

MEXICO TREASURY BILLS 1.6%
2.989% due 04/01/2015 - 05/14/2015 (c)	MXN	2,170,880	141,872

U.S. TREASURY BILLS 0.1%
0.018% due 04/02/2015 - 06/25/2015 (c)(h)(j)(l)		$5,602	5,602

Total Short-Term Instruments (Cost $378,227)			370,779

Total Investments in Securities (Cost $9,090,407)			8,741,946

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 11.3%

SHORT-TERM INSTRUMENTS 11.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.3%
PIMCO Short-Term Floating NAV Portfolio	1,364	$14
PIMCO Short-Term Floating NAV Portfolio III	102,582,884	1,017,314

Total Short-Term Instruments (Cost $1,017,195)		1,017,328

Total Investments in Affiliates (Cost $1,017,195)		1,017,328

Total Investments 108.7% (Cost $10,107,602)		$9,759,274

Financial Derivative Instruments (i)(k) 1.6% (Cost or Premiums, net $(40,351))		143,653

Other Assets and Liabilities, net (10.3%)		(925,058)

Net Assets 100.0%		$8,977,869

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$6,000	$5,920	0.07%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPS	0.010%	02/12/2015	12/31/2015	$ 132,198	Italy Government Bond 4.250% due 09/01/2019	$ (131,772)	$142,146	$142,146
	0.060%	03/16/2015	12/31/2015	EUR 20,689	Spain Government Bond 6.000% due 01/31/2029	EUR (20,514)	22,245	22,245
SSB	0.000%	03/31/2015	04/01/2015	7,519	Freddie Mac 2.080% due 10/17/2022	(7,672)	7,519	7,519

Total Repurchase Agreements						$ (159,958)	$171,910	$171,910

(1)	Includes accrued interest.

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BPS	(0.160%)	01/22/2015	01/20/2017	EUR	(127,700)	$(137,266)
	(0.120%)	03/18/2015	03/16/2017		(20,691)	(22,247)

Total Reverse Repurchase Agreements						$(159,513)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
BPS	(0.070%)	01/16/2015	04/16/2015	EUR	(184,332)	$(198,359)
	0.070%	02/05/2015	05/07/2015		(1,524)	(1,616)
	0.529%	02/12/2015	05/14/2015	GBP	(141,965)	(211,487)
	0.536%	02/12/2015	05/14/2015		(17,159)	(25,233)
MYI	(0.060%)	01/16/2015	04/16/2015	EUR	(81,837)	(88,023)
UBS	0.080%	02/05/2015	05/07/2015		(74,671)	(79,149)
	0.080%	02/10/2015	05/07/2015		(23,153)	(25,006)

Total Sale-Buyback Transactions						$(628,873)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $623,441 at a weighted average interest rate of 0.230%
(3)	Payable for sale-buyback transactions includes $1,314 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2045	$175,400	$(183,125)	$(184,286)
Fannie Mae	3.500%	05/01/2045	67,700	(70,913)	(70,958)
Fannie Mae	4.000%	05/01/2045	409,700	(435,342)	(437,411)
Fannie Mae	4.500%	05/01/2045	556,900	(604,193)	(606,147)

				$(1,293,573)	$(1,298,802)

Total Short Sales				$(1,293,573)	$(1,298,802)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(h)	Securities with an aggregate market value of $804,440 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BPS	$164,391	$(159,513)	$0	$4,878	$6,486	$11,364
SSB	7,519	0	0	7,519	(7,672)	(153)

Master Securities Forward Transaction Agreement
BPS	0	0	(436,695)	(436,695)	430,915	(5,780)
MYI	0	0	(88,023)	(88,023)	87,335	(688)
UBS	0	0	(104,155)	(104,155)	106,240	2,085

Total Borrowings and Other Financing Transactions	$171,910	$(159,513)	$(628,873)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	121

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	524	$(1,777)	$0	$(74)
90-Day Eurodollar December Futures	Short	12/2015	1,168	(159)	0	(44)
90-Day Eurodollar June Futures	Short	06/2015	2,750	(165)	0	(34)
90-Day Eurodollar June Futures	Short	06/2016	271	(30)	0	(24)
90-Day Eurodollar March Futures	Short	03/2016	1,448	(223)	0	(91)
90-Day Eurodollar September Futures	Short	09/2015	1,322	(152)	0	(33)
90-Day Eurodollar September Futures	Short	09/2016	137	(17)	0	(14)
Australia Government 3-Year Note June Futures	Long	06/2015	697	287	116	0
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	1,613	39	69	(69)
Canada Government 10-Year Bond June Futures	Short	06/2015	727	(420)	57	(63)
Euro-Bobl June Futures	Long	06/2015	196	50	17	(13)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	4,766	3,249	859	(331)
Euro-Buxl 30-Year Bond June Futures	Long	06/2015	203	1,920	231	0
Euro-OAT France Government 10-Year Bond June Futures	Long	06/2015	115	171	47	(19)
Euro-Schatz June Futures	Long	06/2015	4,164	153	45	0
Put Options Strike @ EUR 111.100 on Euro-Schatz June Futures	Short	05/2015	2,820	63	0	0
Put Options Strike @ EUR 152.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	1,289	417	14	0
U.S. Treasury 5-Year Note June Futures	Short	06/2015	987	(1,466)	0	(200)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	3,375	4,777	1,055	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	35	(101)	0	(14)
U.S. Treasury Ultra Long-Term Bond June Futures	Short	06/2015	33	(184)	0	(9)
United Kingdom Long Gilt June Futures	Long	06/2015	2,515	1,268	75	(392)

Total Futures Contracts				$7,700	$2,585	$(1,424)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR 46,500	$(953)	$(168)	$0	$(7)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.000%	09/16/2025	PLN	32,900	$(108)	$(90)	$0	$(2)
Pay	3-Month SEK-LIBOR	1.013%	01/23/2025	SEK	14,100	10	10	0	(4)
Pay	3-Month SEK-LIBOR	1.023%	01/23/2025		11,500	10	10	0	(4)
Pay	3-Month SEK-LIBOR	1.033%	01/23/2025		11,900	11	11	0	(4)
Pay	3-Month SEK-LIBOR	1.036%	01/23/2025		13,600	14	14	0	(4)
Receive	3-Month USD-LIBOR	1.250%	03/18/2017	$	171,800	(1,605)	(469)	0	(79)
Receive	3-Month USD-LIBOR	0.800%	09/25/2017		2,491,700	15,713	(18,329)	0	(1,767)
Receive	3-Month USD-LIBOR	2.000%	06/19/2023		95,950	(1,170)	(3,165)	0	(196)
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		255,600	6,789	21,077	266	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		77,000	(7,399)	(6,887)	0	(164)
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		36,700	3,244	416	26	0
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		220,500	(3,842)	(630)	0	(445)
Receive	3-Month USD-LIBOR	3.500%	12/17/2034		1,600	(325)	(189)	0	(3)
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		17,500	4,478	2,900	20	0

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2019	AUD	25,300	$843	$204	$70	$0
Receive	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		15,400	(1,425)	(1,574)	0	(71)
Receive	6-Month EUR-EURIBOR	0.150%	09/16/2017	EUR	446,300	(462)	(122)	0	(84)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		500,500	(8,204)	(1,025)	0	(1,708)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		55,150	(19,769)	(8,131)	0	(1,291)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	628,500	(8,932)	(2,862)	40	0
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		223,400	1,058	1,222	0	(59)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		172,800	(6,779)	(436)	0	(423)
Receive	6-Month GBP-LIBOR	3.000%	09/16/2045		9,400	(3,408)	(3,040)	11	0
Pay	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	53,740,000	4,160	(147)	0	(257)
Pay	6-Month JPY-LIBOR	1.500%	06/19/2033		2,120,000	1,424	3	0	(28)
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		4,520,000	705	(58)	0	(49)
Receive	6-Month JPY-LIBOR	1.500%	12/20/2044		19,020,000	(7,049)	1,406	2	(3)
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	8,861,200	200	(643)	83	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016		2,380,700	49	446	24	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		1,696,900	(718)	(24)	226	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		68,000	(21)	26	10	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		4,400	12	6	1	0

						$(32,496)	$(20,070)	$779	$(6,645)

Total Swap Agreements						$(33,449)	$(20,238)	$779	$(6,652)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(j)	Securities with an aggregate market value of $68,347 and cash of $9,759 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,585	$779	$3,364	$0	$(1,424)	$(6,726)	$(8,150)

(4)	Unsettled variation margin liability of $(74) for closed swaps is outstanding at period end.

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month			Currency to be Delivered	Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		SGD	527	$		394	$10	$0

BOA	04/2015		BRL	330,403			117,671	14,293	(146)
	04/2015		CAD	979			771	0	(2)
	04/2015		CNY	65,568			10,664	0	(1)
	04/2015		EUR	36,137			40,340	1,484	0
	04/2015		GBP	1,058			1,642	72	0
	04/2015		JPY	195,520,258			1,637,090	6,877	(5)
	04/2015		PLN	37,107			9,772	0	(11)
	04/2015	$		4,287		AUD	5,474	0	(118)
	04/2015			113,467		BRL	330,403	0	(9,942)
	04/2015			1,039		CAD	1,290	0	(20)
	04/2015			27,968		EUR	26,377	394	0
	04/2015			1,481		GBP	1,004	8	0
	04/2015			50,667		MYR	182,858	0	(1,405)
	05/2015			85,314		AUD	108,322	0	(2,972)
	05/2015			1,522		MXN	22,479	1	(52)
	07/2015		BRL	398,974	$		144,268	22,622	0
	09/2015	$		1,350		CNY	8,289	0	(19)
	01/2016		BRL	198,800	$		67,264	9,860	0
	07/2017			164,400			56,649	14,917	0

BPS	04/2015		GBP	2,339			3,470	1	0
	04/2015	$		1,291		AUD	1,700	4	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	123

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month			Currency to be Delivered	Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	04/2015	$		139,083		EUR	131,253	$2,047	$0
	04/2015			5,871		HKD	45,548	4	0
	05/2015		MXN	59,788	$		3,902	0	(10)
	05/2015	$		20,408		JPY	2,437,000	0	(79)
	08/2015			1,015		SEK	8,700	0	(2)
	07/2017		BRL	90,500	$		31,078	8,105	0

BRC	04/2015			53,305			22,025	5,323	0
	04/2015		MYR	404,238			110,553	1,651	0
	04/2015		PLN	123,165			33,348	877	0
	04/2015	$		16,616		BRL	53,305	86	0
	04/2015			1,321		MYR	4,892	0	(3)
	04/2015			105		PLN	384	0	(4)
	04/2015		ZAR	44,012	$		3,760	148	0
	05/2015		MXN	150,891			10,020	147	0
	09/2015	$		4,119		CNY	25,039	0	(98)

CBK	04/2015		AUD	433,292	$		336,556	6,540	0
	04/2015		CAD	5,692			4,494	0	0
	04/2015		EUR	2,738			2,917	0	(27)
	04/2015		GBP	4,129			6,356	231	0
	04/2015		JPY	19,166,800			157,944	0	(1,865)
	04/2015	$		565		RUB	32,291	0	(13)
	05/2015		GBP	1,732	$		2,571	2	0
	05/2015		MXN	3,507,954			237,114	7,777	(111)
	05/2015		RUB	32,291			558	13	0
	05/2015	$		43,341		MXN	671,788	691	(77)
	09/2015			16,146		CNY	97,612	0	(467)

DUB	04/2015		GBP	317,597	$		492,625	21,501	0
	04/2015		INR	809,714			12,928	0	(10)
	04/2015		PLN	433			118	4	0
	04/2015	$		1,569		EUR	1,387	0	(77)
	04/2015			1,400		HKD	10,875	3	0
	04/2015			13,020		INR	809,714	0	(81)
	04/2015			581		RUB	35,545	27	0
	04/2015			393		SGD	528	0	(9)
	04/2015			1,339		TRY	3,543	14	0
	05/2015			20,179		MXN	311,877	227	0
	08/2015			29		DKK	201	0	0

FBF	04/2015			1,605,138		JPY	191,962,458	0	(4,584)
	05/2015		JPY	191,962,458	$		1,605,819	4,476	0
	05/2015		MXN	88,284			5,932	155	0
	05/2015	$		9,843		BRL	31,698	7	0
	05/2015			16,515		MXN	256,799	288	0
	06/2015		INR	1,376,752	$		21,678	0	(131)

GLM	04/2015		DKK	1,155			176	10	0
	04/2015		EUR	2,052,747			2,328,786	122,695	(1,127)
	04/2015		GBP	7,876			12,151	468	0
	04/2015		INR	1,216,455			19,423	0	(98)
	04/2015	$		334,129		AUD	426,118	0	(9,576)
	04/2015			160,601		CAD	200,992	0	(1,910)
	04/2015			269,419		EUR	238,614	0	(12,849)
	04/2015			13,223		GBP	8,590	0	(481)
	04/2015			12,633		JPY	1,529,500	123	(3)
	04/2015			8,785		PLN	33,098	0	(59)
	05/2015		AUD	309,978	$		244,448	8,814	0
	05/2015		CAD	200,992			160,528	1,906	0
	05/2015	$		145,200		EUR	132,105	0	(3,091)
	05/2015			20,957		GBP	14,050	0	(120)
	05/2015			19,303		INR	1,216,455	94	0
	05/2015			1,120		JPY	134,000	0	(3)
	05/2015			2,173		MXN	32,667	0	(36)
	06/2015			11,012		INR	696,283	18	0
	08/2015			63,190		DKK	408,560	0	(4,148)

HUS	04/2015		CAD	1,005	$		792	0	(1)
	04/2015		HKD	16,927			2,183	0	0
	04/2015		MXN	204,422			14,110	708	0
	04/2015		NOK	65,435			8,574	452	0
	04/2015		PLN	114,143			30,973	880	0
	04/2015	$		1,008,376		EUR	918,392	0	(20,873)
	04/2015			4,227		PLN	15,866	0	(44)

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month			Currency to be Delivered	Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015		EUR	918,392	$		1,008,821	$20,880	$0
	05/2015		TWD	44,928			1,423	0	(16)
	05/2015	$		1,219		KRW	1,352,782	0	(1)
	05/2015			128		MXN	1,921	0	(3)
	06/2015		INR	4,055,333	$		63,884	0	(355)
	07/2015		PLN	182,754			48,846	807	0

JPM	04/2015		BRL	397,322			123,584	0	(908)
	04/2015		EUR	1,446,261			1,626,362	71,897	(630)
	04/2015		INR	4,086,548			65,324	7	(41)
	04/2015		MXN	138,883			9,438	342	0
	04/2015		PLN	41,381			11,132	223	0
	04/2015		RUB	2,750,650			42,992	0	(4,012)
	04/2015	$		131,928		BRL	397,322	284	(7,720)
	04/2015			1,089		CAD	1,370	0	(7)
	04/2015			109,420		EUR	103,139	1,480	0
	04/2015			164,215		INR	10,380,306	2,494	(352)
	04/2015			176,488		JPY	21,195,100	742	(509)
	04/2015			42,537		RUB	2,613,765	2,128	0
	05/2015		MXN	156,277	$		9,996	0	(229)
	05/2015	$		122,555		BRL	397,322	914	0
	05/2015			225		MXN	3,326	0	(7)
	06/2015		INR	165,095	$		2,604	0	(11)
	07/2015		BRL	120,990			43,049	6,160	0
	07/2015		PLN	647,607			172,452	2,220	0
	09/2015	$		3,907		CNY	23,610	0	(115)
	10/2015		DKK	23,546	$		3,591	184	0
	01/2016		BRL	152,014			51,600	7,705	0
	01/2016		DKK	71,958			11,002	556	0

MSB	04/2015		BRL	139,003			43,330	0	(223)
	04/2015		DKK	35,246			5,354	281	0
	04/2015	$		50,453		BRL	139,003	0	(6,900)
	04/2015			1,024		RUB	69,049	156	0
	04/2015			41,526		SEK	355,915	0	(199)
	05/2015		SEK	355,915	$		41,546	199	0
	07/2015		BRL	313,635			114,161	18,535	0
	09/2015	$		1,300		CNY	7,998	0	(15)
	01/2016		DKK	117,837	$		18,033	926	0

RBC	04/2015		CAD	201,668			161,744	2,519	0
	04/2015	$		477,675		GBP	321,748	0	(393)
	05/2015		GBP	321,748	$		477,578	403	0

SCX	04/2015		CNY	164,195			26,466	0	(242)
	04/2015		INR	5,595,930			89,121	0	(297)
	04/2015	$		89,536		INR	5,595,930	51	(168)
	06/2015			87,766			5,595,930	877	0

UAG	04/2015		DKK	21,792	$		3,310	174	0
	04/2015		EUR	2,500			2,701	13	0
	04/2015		INR	3,552,750			56,617	0	(395)
	04/2015		NZD	34,644			26,005	106	0
	04/2015		SEK	355,915			42,695	1,368	0
	04/2015	$		2,330,587		EUR	2,121,222	0	(49,742)
	04/2015			2,494		GBP	1,657	0	(36)
	04/2015			63,237		MYR	226,906	0	(2,108)
	04/2015			26,443		NZD	34,644	0	(543)
	05/2015		CHF	2,890	$		3,032	54	0
	05/2015		EUR	2,121,222			2,331,615	49,755	0
	05/2015		NZD	34,644			26,356	542	0
	06/2015		CNY	2,079			335	0	(2)
	06/2015	$		34,328		INR	2,182,043	237	0
	08/2015		DKK	407,330	$		60,219	1,354	0
	10/2015			23,851			3,637	185	0

Total Forward Foreign Currency Contracts								$463,813	$(152,939)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	125

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	124.000	05/07/2015	$	26,900	$180	$66

HUS	Call - OTC USD versus JPY		124.000	05/07/2015		142,100	946	346

							$1,126	$412

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	37,000	$2,984	$103

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		19,100	1,580	53

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	139,100	2,279	6,665

								$6,843	$6,821

Total Purchased Options								$7,969	$7,233

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	32,600	$(51)	$(1)

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		89,300	(133)	(3)

							$(184)	$(4)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$	22,700	$(633)	$(4,284)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016		64,600	(1,167)	(188)
	Put - OTC USD versus JPY		80.000	02/18/2019		46,500	(2,568)	(391)
	Put - OTC USD versus JPY		80.000	02/28/2019		3,980	(180)	(34)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015		34,700	(868)	(5,817)

BRC	Put - OTC USD versus JPY	JPY	116.950	04/30/2015		26,900	(181)	(77)
	Put - OTC USD versus JPY		94.750	04/21/2016		31,000	(930)	(56)
	Put - OTC USD versus JPY		97.000	09/08/2016		61,700	(1,377)	(277)

CBK	Call - OTC USD versus BRL	BRL	2.740	06/08/2015		32,500	(731)	(5,129)
	Put - OTC USD versus JPY	JPY	93.000	04/21/2016		15,900	(382)	(23)
	Put - OTC USD versus JPY		95.000	09/08/2016		101,500	(2,235)	(367)
	Put - OTC USD versus JPY		96.000	09/08/2016		29,000	(687)	(117)

DUB	Put - OTC USD versus JPY		92.000	05/19/2016		34,500	(807)	(53)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015		12,600	(372)	(2,304)
	Call - OTC USD versus BRL		2.710	06/02/2015		17,900	(542)	(2,964)
	Put - OTC USD versus JPY	JPY	116.950	04/30/2015		75,900	(512)	(217)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		26,000	(292)	(146)
	Put - OTC USD versus JPY	JPY	116.950	04/30/2015		66,200	(434)	(189)

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		20,750	(237)	(116)

MSB	Put - OTC EUR versus CAD	CAD	1.326	04/21/2015	EUR	22,580	(110)	(53)
	Call - OTC EUR versus CAD		1.388	04/21/2015		22,580	(116)	(85)
	Call - OTC USD versus BRL	BRL	2.650	06/08/2015	$	10,900	(325)	(2,016)

UAG	Call - OTC USD versus BRL		2.640	06/15/2015		35,200	(962)	(6,684)

							$(16,648)	$(31,587)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$6,400	$(83)	$(4)

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	156,000	$(2,964)	$(257)
CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		80,200	(1,512)	(132)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015		46,200	(245)	(419)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		46,200	(293)	(94)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	27,000	(726)	(1,334)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		27,000	(782)	(371)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		55,700	(2,281)	(13,006)

								$(8,803)	$(15,613)

Total Written Options								$(25,718)	$(47,208)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	1,623	$706,445	AUD	0	EUR	66,900	GBP	0	$(13,242)
Sales	9,683	2,884,950		57,000		1,033,160		207,800	(38,565)
Closing Buys	(519)	(294,165)		0		0		0	6,295
Expirations	(7,721)	(1,611,200)		(57,000)		(858,700)		(103,900)	14,016
Exercised	(3,066)	(458,200)		0		(86,500)		(103,900)	5,778

Balance at End of Period	0	$1,227,830	AUD	0	EUR	154,860	GBP	0	$(25,718)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Agrium, Inc.	(1.250%	)	03/20/2019	0.497%	$ 4,000	$0	$(119)	$0	$(119)

BPS	UBS AG	(1.000%	)	03/20/2017	0.940%	6,500	1	(11)	0	(10)

BRC	UBS AG	(1.000%	)	03/20/2017	0.940%	14,000	9	(29)	0	(20)

CBK	Navient Corp.	(5.000%	)	06/20/2015	0.532%	9,400	(288)	180	0	(108)
	UBS AG	(1.000%	)	03/20/2017	0.940%	500	0	(1)	0	(1)

DUB	Cardinal Health, Inc.	(0.610%	)	06/20/2017	0.069%	1,600	12	(31)	0	(19)
	Cardinal Health, Inc.	(0.590%	)	06/20/2017	0.069%	1,600	0	(19)	0	(19)

GST	UBS AG	(1.000%	)	06/20/2018	1.075%	5,400	25	(14)	11	0

							$(241)	$(44)	$11	$(296)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	2.491%	$	300	$(11)	$(6)	$0	$(17)
	Brazil Government International Bond	1.000%	09/20/2019	2.609%		100	(3)	(4)	0	(7)
	France Government Bond	0.250%	03/20/2020	0.340%		23,000	(177)	80	0	(97)

BRC	France Government Bond	0.250%	03/20/2020	0.340%		23,100	(149)	50	0	(99)

CBK	Brazil Government International Bond	1.000%	03/20/2019	2.491%		5,100	(212)	(70)	0	(282)
	France Government Bond	0.250%	03/20/2020	0.340%		16,500	(148)	78	0	(70)
	France Government Bond	0.250%	06/20/2020	0.354%		4,100	(25)	4	0	(21)

DUB	Brazil Government International Bond	1.000%	03/20/2019	2.491%		20,900	(832)	(324)	0	(1,156)
	Italy Government International Bond	1.000%	03/20/2019	0.832%		23,200	(454)	613	159	0
	Italy Government International Bond	1.000%	06/20/2019	0.859%		1,200	(12)	20	8	0

GST	Brazil Government International Bond	1.000%	03/20/2019	2.491%		13,100	(589)	(135)	0	(724)
	France Government Bond	0.250%	03/20/2020	0.340%		46,300	(354)	157	0	(197)
	France Government Bond	0.250%	06/20/2020	0.354%		8,400	(47)	3	0	(44)
	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR	7,800	(336)	(1,112)	0	(1,448)
	Greece Government International Bond	1.000%	12/20/2015	52.966%		2,700	(131)	(689)	0	(820)
	Greece Government International Bond	1.000%	09/20/2015	67.390%	$	27,000	(852)	(5,901)	0	(6,753)
	Greece Government International Bond	1.000%	12/20/2015	66.327%		4,500	(332)	(1,187)	0	(1,519)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.609%		4,600	(132)	(173)	0	(305)
	France Government Bond	0.250%	03/20/2020	0.340%		19,600	(160)	77	0	(83)
	Italy Government International Bond	1.000%	03/20/2019	0.832%		24,600	(473)	640	167	0

JPM	Brazil Government International Bond	1.000%	03/20/2019	2.491%		5,100	(243)	(39)	0	(282)
	France Government Bond	0.250%	03/20/2020	0.340%		41,500	(348)	172	0	(176)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	127

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	France Government Bond	0.250%	06/20/2020	0.354%	$	7,600	$(42)	$3	$0	$(39)

MYC	Brazil Government International Bond	1.000%	03/20/2019	2.491%		8,200	(349)	(104)	0	(453)
	Brazil Government International Bond	1.000%	09/20/2019	2.609%		17,400	(505)	(649)	0	(1,154)
	France Government Bond	0.250%	03/20/2020	0.340%		38,700	(294)	129	0	(165)

							$(7,210)	$(8,367)	$334	$(15,911)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
JPM	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR 800	$ 11	$(1)	$10	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	34,400	$42,587	$9	$(5,170)	$0	$(5,161)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		25,130	29,101	(19)	(1,716)	0	(1,735)

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		79,200	104,439	(5,740)	(12,533)	0	(18,273)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		99,900	131,736	(7,695)	(15,354)	0	(23,049)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		65,900	75,785	(16)	(4,007)	0	(4,023)

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Receive	Pay	Maturity Date (7)	Notional Amount of Currency Received			Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		EUR	25,600	$31,5394	$4	$(3,691)	$0	$(3,687)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025			137,030	159,297	(567)	(9,512)	0	(10,079)

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020			135,500	167,905	149	(20,637)	0	(20,488)

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017		CHF	61,400	63,332	(459)	495	36	0

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		EUR	157,300	194,737	39	(23,641)	0	(23,602)

JPM	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency received	02/10/2016	$		11,220	JPY 920,000	(3)	3,565	3,562	0

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017		CHF	94,800	$ 97,934	(872)	776	0	(96)

								$(15,170)	$(91,425)	$3,598	$(110,193)

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	4,100	$30	$6	$36	$0

FBF	Pay	28-Day MXN-TIIE	4.620%	09/23/2016	MXN	900,000	0	179	179	0

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	155,000	(22)	(207)	0	(229)

							$8	$(22)	$215	$(229)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	EUR versus CAD 01-Month ATM Implied Volatility	10.600%	04/21/2015	EUR	22	$0	$(2)	$0	$(2)

MSB	Pay	EUR versus CAD 01-Month ATM Implied Volatility	10.800%	04/21/2015		21	0	3	3	0

							$0	$1	$3	$(2)

Total Swap Agreements							$(22,602)	$(99,858)	$4,171	$(126,631)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	129

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(l)	Securities with an aggregate market value of $20,427 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$10	$0	$0	$10	$0	$0	$0	$0	$10	$(10)	$0
BOA	70,528	103	36	70,667	(14,693)	(5,155)	(7,138)	(26,986)	43,681	(55,850)	(12,169)
BPS	10,161	0	0	10,161	(91)	(5,817)	(45,355)	(51,263)	(41,102)	(8,410)	(49,512)
BRC	8,232	66	0	8,298	(105)	(413)	(119)	(637)	7,661	(7,960)	(299)
CBK	15,254	53	0	15,307	(2,560)	(5,772)	(14,248)	(22,580)	(7,273)	(7,092)	(14,365)
DUB	21,776	0	167	21,943	(177)	(53)	(21,682)	(21,912)	31	(23,130)	(23,099)
FBF	4,926	0	215	5,141	(4,715)	0	0	(4,715)	426	(915)	(489)
GLM	134,128	6,665	0	140,793	(33,501)	(20,709)	(23,602)	(77,812)	62,981	(76,110)	(13,129)
GST	0	0	11	11	0	0	(11,505)	(11,505)	(11,494)	11,277	(217)
HUS	23,727	346	167	24,240	(21,293)	(335)	(388)	(22,016)	2,224	(2,250)	(26)
JPM	97,336	0	3,572	100,908	(14,541)	(116)	(726)	(15,383)	85,525	(73,343)	12,182
MSB	20,097	0	3	20,100	(7,337)	(2,154)	0	(9,491)	10,609	(10,940)	(331)
MYC	0	0	0	0	0	0	(1,772)	(1,772)	(1,772)	1,517	(255)
RBC	2,922	0	0	2,922	(393)	0	0	(393)	2,529	(2,880)	(351)
SCX	928	0	0	928	(707)	0	0	(707)	221	391	612
UAG	53,788	0	0	53,788	(52,826)	(6,684)	(96)	(59,606)	(5,818)	6,917	1,099

Total Over the Counter	$463,813	$7,233	$4,171	$475,217	$(152,939)	$(47,208)	$(126,631)	$(326,778)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,585	$2,585
Swap Agreements	0	0	0	0	779	779

	$0	$0	$0	$0	$3,364	$3,364

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$463,813	$0	$463,813
Purchased Options	0	0	0	412	6,821	7,233
Swap Agreements	0	355	0	3,601	215	4,171

	$0	$355	$0	$467,826	$7,036	$475,217

	$0	$355	$0	$467,826	$10,400	$478,581

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,424	$1,424
Swap Agreements	0	7	0	0	6,719	6,726

	$0	$7	$0	$0	$8,143	$8,150

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$152,939	$0	$152,939
Written Options	0	4	0	31,587	15,617	47,208
Swap Agreements	0	16,207	0	110,195	229	126,631

	$0	$16,211	$0	$294,721	$15,846	$326,778

	$0	$16,218	$0	$294,721	$23,989	$334,928

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(39)	$(39)
Written Options	0	0	0	0	2,040	2,040
Futures	0	0	0	0	58,982	58,982
Swap Agreements	0	229	0	0	(97,702)	(97,473)

	$0	$229	$0	$0	$(36,719)	$(36,490)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$920,724	$0	$920,724
Purchased Options	0	0	0	670	0	670
Written Options	0	1,426	0	13,756	961	16,143
Swap Agreements	0	8,708	0	(61,739)	22,356	(30,675)

	$0	$10,134	$0	$873,411	$23,317	$906,862

	$0	$10,363	$0	$873,411	$(13,402)	$870,372

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(10)	$(10)
Futures	0	0	0	0	(786)	(786)
Swap Agreements	0	(168)	0	0	(25,232)	(25,400)

	$0	$(168)	$0	$0	$(26,028)	$(26,196)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$347,229	$0	$347,229
Purchased Options	0	0	0	(714)	(1,083)	(1,797)
Written Options	0	46	0	(16,601)	(4,826)	(21,381)
Swap Agreements	0	(11,962)	0	(93,787)	(5,493)	(111,242)

	$0	$(11,916)	$0	$236,127	$(11,402)	$212,809

	$0	$(12,084)	$0	$236,127	$(37,430)	$186,613

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$78,739	$0	$78,739
Mortgage-Backed Securities	0	9,588	0	9,588
Sovereign Issues	0	57,636	0	57,636
Brazil
Corporate Bonds & Notes	0	42,515	0	42,515
Sovereign Issues	0	156,102	0	156,102
Canada
Corporate Bonds & Notes	0	9,758	0	9,758
Sovereign Issues	0	150,233	0	150,233
Cayman Islands
Asset-Backed Securities	0	75,058	0	75,058
China
Corporate Bonds & Notes	0	28,153	0	28,153
Sovereign Issues	0	2,678	0	2,678
Denmark
Corporate Bonds & Notes	0	42,894	0	42,894
France
Asset-Backed Securities	0	28	0	28
Corporate Bonds & Notes	0	50,398	0	50,398
Mortgage-Backed Securities	0	2,602	0	2,602
Sovereign Issues	0	768,834	0	768,834
Germany
Bank Loan Obligations	0	3,256	0	3,256
Corporate Bonds & Notes	0	64,841	0	64,841
Sovereign Issues	0	68,677	0	68,677
Greece
Corporate Bonds & Notes	0	7,623	0	7,623
Sovereign Issues	0	6,786	0	6,786

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Guernsey, Channel Islands
Corporate Bonds & Notes	$0	$44,510	$0	$44,510
Ireland
Asset-Backed Securities	0	2,227	0	2,227
Corporate Bonds & Notes	0	55,191	0	55,191
Mortgage-Backed Securities	0	519	4,839	5,358
Italy
Asset-Backed Securities	0	17,889	0	17,889
Corporate Bonds & Notes	0	61,508	0	61,508
Mortgage-Backed Securities	0	44,781	0	44,781
Sovereign Issues	0	1,362,186	0	1,362,186
Japan
Corporate Bonds & Notes	0	10,618	0	10,618
Sovereign Issues	0	1,483,236	0	1,483,236
Luxembourg
Asset-Backed Securities	0	2,809	0	2,809
Corporate Bonds & Notes	0	3,117	0	3,117
Mexico
Sovereign Issues	0	36,791	0	36,791
Netherlands
Asset-Backed Securities	0	24,187	0	24,187
Corporate Bonds & Notes	1,961	23,637	0	25,598
Mortgage-Backed Securities	0	1,169	0	1,169
Norway
Corporate Bonds & Notes	0	26,689	0	26,689
Sovereign Issues	0	7,845	0	7,845
Poland
Sovereign Issues	0	282,620	0	282,620
Portugal
Corporate Bonds & Notes	0	2,558	0	2,558

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	131

Schedule of Investments PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Slovenia
Sovereign Issues	$0	$208,575	$0	$208,575
Spain
Corporate Bonds & Notes	0	11,825	0	11,825
Mortgage-Backed Securities	0	7,657	0	7,657
Sovereign Issues	0	673,834	0	673,834
Supranational
Corporate Bonds & Notes	0	81,711	0	81,711
Sweden
Corporate Bonds & Notes	0	44,146	0	44,146
Sovereign Issues	0	12,970	0	12,970
Switzerland
Corporate Bonds & Notes	0	28,244	0	28,244
United Kingdom
Bank Loan Obligations	0	10,429	0	10,429
Corporate Bonds & Notes	0	92,697	0	92,697
Mortgage-Backed Securities	0	206,310	0	206,310
Sovereign Issues	0	484,420	0	484,420
United States
Asset-Backed Securities	0	49,203	0	49,203
Bank Loan Obligations	0	18,474	0	18,474
Corporate Bonds & Notes	0	104,851	5,920	110,771
Mortgage-Backed Securities	0	281,957	0	281,957
Municipal Bonds & Notes	0	15,837	0	15,837
Preferred Securities	1,924	0	0	1,924
U.S. Government Agencies	0	234,072	0	234,072
U.S. Treasury Obligations	0	668,825	0	668,825
Short-Term Instruments
Certificates of Deposit	0	51,395	0	51,395
Repurchase Agreements	0	171,910	0	171,910
Mexico Treasury Bills	0	141,872	0	141,872
U.S. Treasury Bills	0	5,602	0	5,602
	$3,885	$8,727,302	$10,759	$8,741,946

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,017,328	$0	$0	$1,017,328

Total Investments	$1,021,213	$8,727,302	$10,759	$9,759,274

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,298,802)	$0	$(1,298,802)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,585	779	0	3,364
Over the counter	0	475,217	0	475,217
	$2,585	$475,996	$0	$478,581

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,424)	(6,652)	0	(8,076)
Over the counter	0	(326,778)	0	(326,778)
	$(1,424)	$(333,430)	$0	$(334,854)

Totals	$1,022,374	$7,571,066	$10,759	$8,604,199

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 106.4%

BAHRAIN 0.2%

SOVEREIGN ISSUES 0.2%
Bahrain Government International Bond
5.500% due 03/31/2020		$4,000	$4,365

Total Bahrain (Cost $3,950)			4,365

BELGIUM 0.2%

CORPORATE BONDS & NOTES 0.2%
KBC Bank NV
8.000% due 01/25/2023		$2,600	2,928

Total Belgium (Cost $2,822)			2,928

BERMUDA 0.3%

CORPORATE BONDS & NOTES 0.3%
Qtel International Finance Ltd.
3.375% due 10/14/2016		$1,000	1,030
4.750% due 02/16/2021		1,000	1,103
5.000% due 10/19/2025		200	223
7.875% due 06/10/2019		1,850	2,268

Total Bermuda (Cost $4,407)			4,624

BRAZIL 4.9%

CORPORATE BONDS & NOTES 0.9%
CSN Islands Corp.
6.875% due 09/21/2019 (f)		$1,580	1,422
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		1,500	1,466
5.650% due 03/19/2022		6,850	6,903
Petrobras Global Finance BV
3.151% due 03/17/2020		400	346
6.250% due 03/17/2024		6,200	5,861
Vale Overseas Ltd.
6.250% due 01/11/2016		30	31

			16,029

SOVEREIGN ISSUES 4.0%
Brazil Government International Bond
5.000% due 01/27/2045		3,500	3,255
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016	BRL	48,100	13,701
0.000% due 01/01/2018		109,600	24,405
0.000% due 07/01/2018		53,400	11,189
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2025		75,260	19,906

			72,456

Total Brazil (Cost $109,910)			88,485

CANADA 0.7%

SOVEREIGN ISSUES 0.7%
Canada Government International Bond
3.000% due 12/01/2036 (b)	CAD	9,294	11,927
4.000% due 06/01/2041		200	222

			12,149

Total Canada (Cost $12,102)			12,149

CAYMAN ISLANDS 0.8%

ASSET-BACKED SECURITIES 0.2%
BlackRock Senior Income
0.497% due 04/20/2019		$400	397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Dryden Senior Loan Fund
1.417% due 01/15/2022		$3,400	$3,397
Mountain View Funding CLO Ltd.
0.513% due 04/15/2019		350	348
MSIM Peconic Bay Ltd.
0.537% due 07/20/2019		50	49

			4,191

CORPORATE BONDS & NOTES 0.6%
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		2,814	2,167
6.750% due 10/01/2022		3,218	2,509
Tencent Holdings Ltd.
3.375% due 05/02/2019		6,000	6,216

			10,892

Total Cayman Islands (Cost $15,728)			15,083

CHINA 0.1%

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.800% due 01/03/2016	CNY	101	17
5.840% due 01/03/2019		2,730	471
China Government International Bond
3.290% due 04/18/2020		1,840	294
3.320% due 06/12/2015		360	58
3.380% due 05/23/2023		900	143
4.080% due 08/22/2023		900	150

Total China (Cost $1,086)			1,133

COLOMBIA 0.4%

CORPORATE BONDS & NOTES 0.4%
Ecopetrol S.A.
5.875% due 05/28/2045		$6,900	6,503

Total Colombia (Cost $6,910)			6,503

DENMARK 0.9%

CORPORATE BONDS & NOTES 0.9%
Nykredit Realkredit A/S
2.000% due 04/01/2015	DKK	14,400	2,072
2.000% due 10/01/2015		12,000	1,749
4.000% due 06/03/2036	EUR	4,300	4,696
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	49,100	7,187

Total Denmark (Cost $16,306)			15,704

FRANCE 4.3%

CORPORATE BONDS & NOTES 2.6%
Banque PSA Finance S.A.
4.000% due 06/24/2015	EUR	3,450	3,739
4.250% due 02/25/2016		8,000	8,875
4.875% due 09/25/2015		6,400	7,024
BPCE S.A.
4.625% due 07/11/2024		$13,500	13,879
Credit Agricole S.A.
6.500% due 06/23/2021 (c)	EUR	500	567
6.625% due 09/23/2019 (c)		$1,300	1,305
7.875% due 01/23/2024 (c)		400	424
Dexia Credit Local S.A.
2.000% due 01/22/2021	EUR	8,700	10,247

			46,060

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.7%
France Government Bond
2.500% due 05/25/2030	EUR	14,700	$19,730
3.250% due 05/25/2045		6,600	11,007

			30,737

Total France (Cost $80,882)			76,797

GERMANY 5.2%

BANK LOAN OBLIGATIONS 0.1%
Springer SBM Deutschland GmbH
4.75% due 03/17/2020	EUR	2,000	2,171

SOVEREIGN ISSUES 5.1%
Republic of Germany
0.750% due 04/15/2018 (b)(f)		79,879	90,680

Total Germany (Cost $114,543)			92,851

GREECE 0.2%

CORPORATE BONDS & NOTES 0.2%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	4,100	3,086
5.014% due 12/27/2017		1,500	1,097

Total Greece (Cost $6,759)			4,183

HONG KONG 0.9%

CORPORATE BONDS & NOTES 0.9%
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		$15,500	16,509

Total Hong Kong (Cost $15,662)			16,509

INDIA 0.8%

CORPORATE BONDS & NOTES 0.8%
ICICI Bank Ltd.
4.750% due 11/25/2016		$5,800	6,064
5.000% due 01/15/2016		1,500	1,539
ONGC Videsh Ltd.
4.625% due 07/15/2024		4,800	5,050
Reliance Holdings USA, Inc.
4.500% due 10/19/2020		500	534
State Bank of India
4.500% due 07/27/2015		1,000	1,011

Total India (Cost $13,772)			14,198

INDONESIA 1.9%

SOVEREIGN ISSUES 1.9%
Indonesia Government International Bond
6.750% due 01/15/2044		$7,000	8,969
8.250% due 06/15/2032	IDR	117,141,000	9,396
8.375% due 03/15/2034		184,648,000	15,056

Total Indonesia (Cost $32,592)			33,421

IRELAND 2.2%

ASSET-BACKED SECURITIES 0.2%
Aquilae CLO PLC
0.401% due 01/17/2023	EUR	472	504
Avoca CLO PLC
0.348% due 09/15/2021		96	103
CELF Low Levered Partners PLC
0.330% due 03/04/2024		428	451

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	133

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LightPoint Pan-European CLO PLC
0.302% due 01/31/2022	EUR	2,007	$2,153

			3,211

CORPORATE BONDS & NOTES 1.6%
Bank of Ireland
10.000% due 07/30/2016		6,465	7,528
Depfa ACS Bank
4.875% due 10/28/2015		$9,683	9,924
Vnesheconombank Via VEB Finance PLC
5.375% due 02/13/2017		11,900	11,543
5.450% due 11/22/2017		300	290

			29,285

MORTGAGE-BACKED SECURITIES 0.4%
German Residential Funding Ltd.
1.192% due 08/27/2024	EUR	6,915	7,589
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019		325	349

			7,938

Total Ireland (Cost $44,372)			40,434

ITALY 8.6%

ASSET-BACKED SECURITIES 1.3%
Claris ABS
0.538% due 10/31/2060	EUR	21,125	22,575

CORPORATE BONDS & NOTES 1.2%
Banca Carige SpA
3.875% due 10/24/2018		4,600	5,525
Banco Popolare SC
3.500% due 03/14/2019		4,200	4,785
Intesa Sanpaolo SpA
5.017% due 06/26/2024		$10,300	10,562
Intesa Sanpaolo Vita SpA
4.750% due 12/17/2024 (c)	EUR	900	1,050

			21,922

MORTGAGE-BACKED SECURITIES 0.2%
Giovecca Mortgages SRL
0.655% due 04/23/2048		2,575	2,770

SOVEREIGN ISSUES 5.9%
Italy Buoni Poliennali Del Tesoro
1.650% due 04/23/2020 (b)		11,599	13,265
2.500% due 12/01/2024 (f)		23,000	27,565
3.250% due 09/01/2046		9,600	13,092
4.000% due 02/01/2037		18,600	27,212
4.750% due 09/01/2044		11,300	19,392
5.000% due 09/01/2040		3,200	5,458

			105,984

Total Italy (Cost $163,389)			153,251

JAPAN 3.9%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$2,200	2,204

SOVEREIGN ISSUES 3.8%
Japan Government International Bond
1.400% due 09/20/2034	JPY	570,000	5,006

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.500% due 12/20/2044	JPY	1,510,000	$13,059
1.600% due 03/20/2033		1,360,000	12,507
1.700% due 09/20/2044		4,160,000	37,666

			68,238

Total Japan (Cost $71,800)			70,442

LUXEMBOURG 0.3%

ASSET-BACKED SECURITIES 0.1%
Bumper NL Finance BV
1.239% due 02/23/2023	EUR	100	107
E-Carat S.A.
0.852% due 11/18/2020		1,708	1,839

			1,946

CORPORATE BONDS & NOTES 0.2%
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
5.125% due 01/21/2016		$2,200	2,267
Gazprom OAO Via Gaz Capital S.A.
9.250% due 04/23/2019		1,870	2,018

			4,285

Total Luxembourg (Cost $6,884)			6,231

MEXICO 0.0%

CORPORATE BONDS & NOTES 0.0%
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		$700	21
Desarrolladora Homex S.A.B. de C.V.
9.500% due 12/11/2019 ^		850	55

			76

SOVEREIGN ISSUES 0.0%
Mexico Government International Bond
7.750% due 05/29/2031	MXN	5,501	411
8.000% due 12/17/2015		2,500	169

			580

Total Mexico (Cost $2,251)			656

NETHERLANDS 2.4%

ASSET-BACKED SECURITIES 0.5%
Cadogan Square CLO BV
0.391% due 01/17/2023	EUR	4,858	5,154
0.392% due 02/01/2022		1,822	1,943
Euro-Galaxy CLO BV
0.295% due 10/23/2021		918	982
Hyde Park CDO BV
0.429% due 06/14/2022		110	117
Wood Street CLO BV
0.431% due 11/22/2021		376	401

			8,597

CORPORATE BONDS & NOTES 1.8%
Deutsche Annington Finance BV
3.200% due 10/02/2017		$6,760	6,961
GMAC International Finance BV
7.500% due 04/21/2015	EUR	100	108
ING Bank NV
2.625% due 12/05/2022		$23,095	23,832
Rabobank Group
8.375% due 07/26/2016 (c)		1,400	1,496

			32,397

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MORTGAGE-BACKED SECURITIES 0.1%
EMF-NL Prime BV
0.860% due 04/17/2041	EUR	529	$533
Eurosail PLC
1.560% due 10/17/2040		274	296
Holland Mortgage-Backed Series Hermes BV
0.675% due 09/18/2044		66	72
Storm BV
0.924% due 09/22/2052		228	246

			1,147

Total Netherlands (Cost $42,772)			42,141

NORWAY 0.5%

CORPORATE BONDS & NOTES 0.4%
Eksportfinans ASA
2.000% due 09/15/2015		$700	702
2.375% due 05/25/2016		1,400	1,408
5.500% due 05/25/2016		600	624
5.500% due 06/26/2017		3,400	3,630

			6,364

SOVEREIGN ISSUES 0.1%
Norway Government Bond
3.750% due 05/25/2021	NOK	17,700	2,525

Total Norway (Cost $8,865)			8,889

POLAND 4.7%

SOVEREIGN ISSUES 4.7%
Poland Government International Bond
3.250% due 07/25/2025	PLN	244,200	70,093
4.000% due 10/25/2023		42,250	12,726
5.500% due 10/25/2019		450	138
5.750% due 09/23/2022		132	44
6.250% due 10/24/2015		5,680	1,538

Total Poland (Cost $91,644)			84,539

PORTUGAL 0.2%

CORPORATE BONDS & NOTES 0.2%
Novo Banco S.A.
5.000% due 04/04/2019	EUR	200	223
5.000% due 04/23/2019		1,100	1,223
5.000% due 05/21/2019		600	667
5.000% due 05/23/2019		1,650	1,832
5.875% due 11/09/2015		300	325
7.000% due 03/04/2016		200	221

Total Portugal (Cost $5,221)			4,491

QATAR 0.9%

SOVEREIGN ISSUES 0.9%
Qatar Government International Bond
4.500% due 01/20/2022		$2,000	2,237
5.250% due 01/20/2020		11,125	12,641
6.400% due 01/20/2040		700	953

Total Qatar (Cost $14,390)			15,831

SLOVAKIA 0.1%

SOVEREIGN ISSUES 0.1%
Slovakia Government International Bond
0.178% due 11/16/2016	EUR	1,000	1,081

Total Slovakia (Cost $1,387)			1,081

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SLOVENIA 4.1%

SOVEREIGN ISSUES 4.1%
Slovenia Government International Bond
3.000% due 04/08/2021	EUR	4,000	$4,866
3.500% due 03/23/2017		2,548	2,916
4.125% due 02/18/2019		$2,800	2,967
4.125% due 01/26/2020	EUR	1,300	1,635
4.375% due 02/06/2019		1,000	1,237
4.700% due 11/01/2016		28,100	32,436
4.750% due 05/10/2018		$2,800	3,007
5.125% due 03/30/2026	EUR	100	151
5.500% due 10/26/2022		$2,200	2,544
5.850% due 05/10/2023		17,700	21,019

Total Slovenia (Cost $76,538)			72,778

SOUTH AFRICA 0.2%

SOVEREIGN ISSUES 0.2%
South Africa Government International Bond
5.375% due 07/24/2044		$3,800	4,093

Total South Africa (Cost $3,736)			4,093

SOUTH KOREA 0.4%

SOVEREIGN ISSUES 0.4%
Export-Import Bank of Korea
4.000% due 01/11/2017		$500	524
4.000% due 01/29/2021		4,800	5,220
Korea Land & Housing Corp.
1.875% due 08/02/2017		1,700	1,704

Total South Korea (Cost $7,313)			7,448

SPAIN 6.6%

ASSET-BACKED SECURITIES 0.5%
IM Grupo Banco Popular FTPYME FTA
0.035% due 09/21/2039	EUR	7,810	8,325

CORPORATE BONDS & NOTES 1.6%
Ayt Cedulas Cajas Global
0.153% due 02/22/2018		3,900	4,151
AyT Cedulas Cajas Global
4.750% due 05/25/2027		1,800	2,685
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (c)		900	1,128
Banco Santander S.A.
6.250% due 09/11/2021 (c)		1,000	1,083
Bankia S. A.
4.500% due 04/26/2022		600	819
BPE Financiaciones S.A.
2.875% due 05/19/2016		7,000	7,682
Cedulas Fondo de Titulizacion de Activos
4.250% due 03/28/2027		1,700	2,442
4.250% due 04/10/2031		2,800	4,158
PITCH1
5.125% due 07/20/2022		3,500	4,957

			29,105

SOVEREIGN ISSUES 4.5%
Autonomous Community of Catalonia
2.750% due 03/24/2016	CHF	3,500	3,656
3.875% due 04/07/2015	EUR	15,450	16,631
3.875% due 09/15/2015		600	655
4.300% due 11/15/2016		1,600	1,816
4.750% due 06/04/2018		3,150	3,755

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 06/25/2015	EUR	2,500	$2,729
Autonomous Community of Valencia
2.360% due 09/03/2017		400	435
3.250% due 07/06/2015		2,300	2,498
4.000% due 11/02/2016		200	228
4.375% due 07/16/2015		4,750	5,190
Spain Government International Bond
1.600% due 04/30/2025		4,300	4,796
5.150% due 10/31/2044 (f)		18,600	34,063
Xunta de Galicia
5.763% due 04/03/2017		3,634	4,335
6.131% due 04/03/2018		220	279

			81,066

Total Spain (Cost $128,505)			118,496

SWEDEN 0.2%

CORPORATE BONDS & NOTES 0.2%
Stadshypotek AB
4.250% due 10/10/2017	AUD	1,500	1,187
Swedbank AB
2.200% due 03/04/2020		$3,200	3,218

Total Sweden (Cost $4,609)			4,405

SWITZERLAND 1.1%

CORPORATE BONDS & NOTES 1.1%
UBS AG
7.250% due 02/22/2022		$17,525	18,899

Total Switzerland (Cost $18,699)			18,899

UNITED KINGDOM 16.6%

BANK LOAN OBLIGATIONS 0.5%
Virgin Media Bristol LLC
3.500% due 06/07/2020		$8,719	8,720

CORPORATE BONDS & NOTES 5.7%
Bakkavor Finance PLC
8.250% due 02/15/2018	GBP	200	310
Barclays Bank PLC
7.625% due 11/21/2022		$5,200	6,097
7.750% due 04/10/2023		3,000	3,330
Barclays PLC
6.500% due 09/15/2019 (c)	EUR	3,200	3,560
8.000% due 12/15/2020 (c)		800	960
British Telecommunications PLC
8.500% due 12/07/2016	GBP	4,049	6,726
FCE Bank PLC
5.125% due 11/16/2015		1,400	2,125
HBOS PLC
0.696% due 03/29/2016	EUR	693	748
HSBC Holdings PLC
6.375% due 03/30/2025 (c)		$200	205
LBG Capital PLC
3.132% due 03/12/2020	EUR	4,100	4,394
15.000% due 12/21/2019		14,415	23,233
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	9,500	17,959
5.125% due 03/07/2025		11,520	21,649
12.000% due 12/16/2024 (c)		$2,300	3,312
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	1,900	3,011
Tesco PLC
5.000% due 03/24/2023		862	1,362
6.125% due 02/24/2022		1,093	1,847

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	250	$368

			101,196

MORTGAGE-BACKED SECURITIES 4.6%
Aggregator of Loans Backed by Assets
2.814% due 12/16/2042		1,470	2,207
Alba PLC
0.755% due 11/25/2042		824	1,152
Bluestone Securities PLC
0.256% due 06/09/2043	EUR	2,067	2,117
0.763% due 06/09/2044	GBP	3,268	4,657
Darrowby PLC
2.265% due 02/20/2044		3,220	4,867
Deco UK PLC
0.724% due 01/27/2020		5,022	7,226
Eddystone Finance PLC
1.088% due 04/19/2021		4,275	6,242
Eurosail PLC
0.189% due 03/13/2045	EUR	997	1,038
0.722% due 12/10/2044	GBP	1,494	2,151
Great Hall Mortgages PLC
0.155% due 06/18/2039	EUR	1,372	1,412
0.400% due 06/18/2039		$384	364
0.694% due 03/18/2039	GBP	1,909	2,722
0.704% due 06/18/2039		604	857
0.714% due 06/18/2038		745	1,068
Hercules Eclipse PLC
0.805% due 10/25/2018		5,797	8,501
Indus Eclipse PLC
0.735% due 01/25/2020		110	161
Leek Finance PLC
0.844% due 12/21/2037		1,865	2,911
Mortgage Funding PLC
1.662% due 03/13/2046		369	547
Nemus Arden PLC
0.793% due 02/15/2020		3,358	4,914
Newgate Funding PLC
0.627% due 12/15/2050	EUR	619	651
0.694% due 12/15/2050	GBP	8,628	12,590
Residential Mortgage Securities PLC
3.064% due 12/16/2050		3,339	5,129
RMAC PLC
0.432% due 12/12/2036	EUR	384	399
RMAC Securities PLC
0.732% due 06/12/2044	GBP	5,591	7,807
Southern Pacific Financing PLC
0.742% due 06/10/2043		585	850
1.162% due 12/10/2042		288	399

			82,939

SOVEREIGN ISSUES 5.8%
United Kingdom Gilt
0.125% due 03/22/2024 (b)(f)		30,931	50,944
2.750% due 09/07/2024		4,500	7,350
3.250% due 01/22/2044 (f)		25,750	45,688

			103,982

Total United Kingdom (Cost $308,217)			296,837

UNITED STATES 26.4%

ASSET-BACKED SECURITIES 4.9%
Access Group, Inc.
1.556% due 10/27/2025		$486	487

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	135

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Accredited Mortgage Loan Trust
0.304% due 02/25/2037	$2,569	$2,459
0.451% due 04/25/2036	700	609
0.650% due 09/25/2035	100	79
ACE Securities Corp.
1.074% due 12/25/2034	190	174
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.624% due 07/25/2035	300	268
0.624% due 01/25/2036	300	275
Argent Securities Trust
0.324% due 06/25/2036	1,497	556
0.324% due 07/25/2036	888	408
0.414% due 07/25/2036	1,110	517
Asset-Backed Funding Certificates Trust
0.334% due 01/25/2037	826	514
0.394% due 01/25/2037	2,230	1,401
Asset-Backed Securities Corp. Home Equity Loan Trust
1.119% due 09/25/2034	1,115	1,029
Bear Stearns Asset-Backed Securities Trust
0.284% due 02/25/2037	1,493	1,414
0.414% due 06/25/2047	1,000	847
0.494% due 01/25/2047	700	666
0.574% due 09/25/2046	285	245
0.581% due 12/25/2035	1,000	972
0.664% due 09/25/2035	1,000	850
0.841% due 06/25/2035	2,000	1,780
Countrywide Asset-Backed Certificates
0.294% due 06/25/2036	162	158
0.294% due 06/25/2047	138	136
0.304% due 11/25/2037	690	683
0.314% due 07/25/2037	1,600	1,286
0.324% due 05/25/2037	2,084	1,857
0.344% due 05/25/2037	1,157	1,035
0.354% due 07/25/2036	602	592
0.354% due 08/25/2036	162	159
0.394% due 09/25/2037	300	234
0.559% due 11/25/2035	467	447
4.569% due 04/25/2036	800	805
5.099% due 07/25/2036	1,640	1,621
5.188% due 10/25/2046 ^	1,787	1,661
5.581% due 04/25/2047 ^	1,884	1,572
Countrywide Asset-Backed Certificates Trust
0.524% due 04/25/2036	715	705
0.774% due 08/25/2035	187	184
0.811% due 10/25/2035	1,000	866
0.894% due 07/25/2034	590	560
4.952% due 02/25/2036	1,000	979
Credit Suisse First Boston Mortgage Securities Corp.
0.791% due 01/25/2032	33	30
Credit-Based Asset Servicing and Securitization LLC
0.394% due 07/25/2037	420	285
4.027% due 03/25/2037 ^	1,417	877
Fieldstone Mortgage Investment Trust
0.334% due 11/25/2036	1,638	969
First Franklin Mortgage Loan Trust
0.314% due 09/25/2036	1,190	1,129
0.334% due 04/25/2036	362	306
0.414% due 10/25/2036	2,000	1,481
0.664% due 09/25/2035	1,500	1,458
1.446% due 07/25/2034	669	580
First NLC Trust
0.879% due 12/25/2035	1,006	934
Fremont Home Loan Trust
0.344% due 02/25/2036	1,754	1,500
0.424% due 05/25/2036	1,888	1,120
0.504% due 01/25/2036	1,500	1,222
0.654% due 07/25/2035	608	610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GSAA Home Equity Trust
0.624% due 08/25/2037	$516	$458
GSAMP Trust
0.264% due 01/25/2037	266	163
0.274% due 12/25/2046	1,688	998
0.294% due 12/25/2036	1,295	719
0.324% due 12/25/2046	1,097	653
0.444% due 04/25/2036	1,000	645
Home Equity Asset Trust
1.374% due 10/25/2033	793	763
HSI Asset Securitization Corp. Trust
0.394% due 12/25/2036	777	375
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.414% due 04/25/2047	800	491
JPMorgan Mortgage Acquisition Trust
0.251% due 08/25/2036	6	3
0.321% due 07/25/2036	2,658	1,367
Massachusetts Educational Financing Authority
1.206% due 04/25/2038	136	137
MASTR Asset-Backed Securities Trust
0.414% due 03/25/2036	1,000	629
0.474% due 01/25/2036	300	289
Merrill Lynch Mortgage Investors Trust
0.284% due 08/25/2037	895	530
0.431% due 04/25/2037	1,000	519
0.484% due 08/25/2036	200	181
Morgan Stanley ABS Capital, Inc. Trust
0.264% due 01/25/2037	844	518
0.314% due 10/25/2036	905	571
0.314% due 11/25/2036	339	237
0.324% due 06/25/2036	394	290
0.324% due 11/25/2036	1,887	1,211
0.394% due 11/25/2036	339	239
0.404% due 10/25/2036	1,198	846
0.604% due 09/25/2035	500	437
Morgan Stanley Home Equity Loan Trust
0.644% due 08/25/2035	300	291
New Century Home Equity Loan Trust
0.454% due 10/25/2035	631	630
0.684% due 09/25/2035	1,000	880
People’s Choice Home Loan Securities Trust
1.521% due 01/25/2035	2,000	1,703
RAAC Trust
0.654% due 03/25/2037	892	865
0.744% due 03/25/2037	1,412	1,211
Renaissance Home Equity Loan Trust
5.797% due 08/25/2036	540	353
Residential Asset Mortgage Products Trust
0.334% due 12/25/2036	180	174
0.564% due 02/25/2036	1,000	947
0.794% due 05/25/2035	1,000	900
Residential Asset Securities Corp. Trust
0.324% due 07/25/2036	2,120	1,914
0.324% due 08/25/2036	774	744
0.354% due 04/25/2037	348	348
0.424% due 04/25/2037	2,000	1,820
0.514% due 11/25/2035	500	456
0.594% due 10/25/2035	200	170
Securitized Asset-Backed Receivables LLC Trust
0.464% due 12/25/2035	1,454	1,281
1.149% due 03/25/2035	750	713
SLM Private Education Loan Trust
3.425% due 05/16/2044	1,119	1,186
SLM Student Loan Trust
1.756% due 04/25/2023	339	348

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Soundview Home Loan Trust
0.414% due 07/25/2036		$1,000	$633
0.434% due 02/25/2037		1,738	801
Specialty Underwriting & Residential Finance Trust
0.471% due 12/25/2036		1,481	1,181
5.019% due 02/25/2037 ^		789	390
Structured Asset Investment Loan Trust
0.324% due 09/25/2036		1,497	1,194
0.864% due 06/25/2035		1,000	969
0.894% due 02/25/2035		1,000	942
1.149% due 10/25/2033		593	575
Structured Asset Securities Corp. Mortgage Loan Trust
0.334% due 03/25/2036		525	506
0.514% due 02/25/2036		1,000	896
0.624% due 11/25/2035		1,000	898
Washington Mutual Asset-Backed Certificates Trust
0.414% due 05/25/2036		1,893	1,342
Wells Fargo Home Equity Asset-Backed Securities Trust
0.434% due 05/25/2036		2,000	1,880
0.764% due 11/25/2035		1,250	1,136

			87,137

BANK LOAN OBLIGATIONS 0.3%
H.J. Heinz Co.
3.250% due 06/05/2020		3,325	3,331
HCA, Inc.
2.678% due 05/02/2016		1,600	1,600

			4,931

CORPORATE BONDS & NOTES 3.4%
Ally Financial, Inc.
2.500% due 03/15/2017 (d)		14,900	14,702
2.750% due 01/30/2017		1,700	1,698
3.125% due 01/15/2016		200	201
3.500% due 07/18/2016		200	203
3.500% due 01/27/2019		700	693
4.625% due 06/26/2015		800	805
4.750% due 09/10/2018		200	206
5.500% due 02/15/2017		900	938
6.250% due 12/01/2017		300	320
AT&T, Inc.
5.875% due 04/28/2017	GBP	3,400	5,511
CIT Group, Inc.
4.250% due 08/15/2017		$100	102
5.000% due 05/15/2017		500	515
5.250% due 03/15/2018		800	830
Continental Airlines Pass-Through Trust
6.000% due 07/12/2020		1,007	1,068
CVS Pass-Through Trust
7.507% due 01/10/2032		2,482	3,230
General Motors Financial Co., Inc.
2.750% due 05/15/2016		100	101
International Lease Finance Corp.
4.875% due 04/01/2015		100	100
5.750% due 05/15/2016		100	104
8.625% due 09/15/2015		800	824
8.750% due 03/15/2017		600	665
Navient Corp.
8.000% due 03/25/2020		2,000	2,230
New York Life Global Funding
1.125% due 03/01/2017		1,400	1,406
Ohio National Financial Services, Inc.
6.375% due 04/30/2020		1,800	2,096
Rio Oil Finance Trust
6.250% due 07/06/2024		1,750	1,600

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SABMiller Holdings, Inc.
4.950% due 01/15/2042	$2,600	$2,933
Southwestern Energy Co.
7.500% due 02/01/2018	600	678
Springleaf Finance Corp.
5.400% due 12/01/2015	2,200	2,242
Tagua Leasing LLC
1.581% due 11/16/2024	5,876	5,769
UIL Holdings Corp.
4.625% due 10/01/2020	4,100	4,433
Wells Fargo & Co.
3.000% due 02/19/2025	3,100	3,117
5.875% due 06/15/2025 (c)	1,100	1,166

		60,486

MORTGAGE-BACKED SECURITIES 4.5%
Adjustable Rate Mortgage Trust
2.303% due 01/25/2035	288	296
4.808% due 11/25/2037 ^	602	453
4.858% due 01/25/2036 ^	95	84
Banc of America Alternative Loan Trust
6.000% due 06/25/2046 ^	743	612
Banc of America Funding Trust
0.384% due 04/25/2037 ^	208	149
0.386% due 04/20/2047 ^	339	253
2.645% due 05/25/2035	450	460
6.000% due 07/25/2037 ^	535	448
Banc of America Mortgage Trust
2.672% due 09/25/2034	691	682
5.500% due 11/25/2035	917	863
6.000% due 10/25/2036 ^	343	294
Banc of America Re-REMIC Trust
5.649% due 02/17/2051	2,749	2,888
BCAP LLC Trust
0.341% due 08/26/2046	1,000	911
0.384% due 05/25/2047	926	691
0.394% due 05/25/2047 ^	995	752
4.000% due 02/26/2037	396	393
Bear Stearns Adjustable Rate Mortgage Trust
2.360% due 02/25/2036	191	165
2.455% due 12/25/2046 ^	1,866	1,607
2.610% due 04/25/2034	305	296
2.731% due 05/25/2047 ^	1,469	1,276
2.797% due 02/25/2034	34	33
5.035% due 08/25/2035	115	101
Bear Stearns ALT-A Trust
2.354% due 03/25/2036	859	597
2.651% due 09/25/2035	170	146
2.671% due 05/25/2035	347	337
2.848% due 05/25/2036 ^	823	569
4.721% due 09/25/2035 ^	700	542
Chase Mortgage Finance Trust
2.592% due 03/25/2037 ^	709	598
5.500% due 11/25/2035	1,269	1,277
Citigroup Mortgage Loan Trust, Inc.
0.341% due 10/25/2046	200	193
2.568% due 05/25/2035	228	221
5.372% due 04/25/2037 ^	591	523
CitiMortgage Alternative Loan Trust
6.000% due 01/25/2037 ^	1,260	1,085
Countrywide Alternative Loan Trust
0.294% due 06/25/2036	4,999	4,397
0.386% due 07/20/2046 ^	126	91
0.454% due 02/25/2037	1,183	929
0.504% due 11/20/2035	127	104
0.554% due 08/25/2036	82	82

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.630% due 06/25/2037	$974	$818
5.500% due 10/25/2035 ^	70	66
5.500% due 02/25/2036 ^	120	111
6.000% due 01/25/2037 ^	1,029	956
6.000% due 02/25/2037 ^	1,873	1,519
6.000% due 05/25/2037 ^	904	753
6.250% due 12/25/2036 ^	873	730
6.500% due 08/25/2037 ^	516	367
8.000% due 10/25/2036 ^	65	64
Countrywide Home Loan Mortgage Pass-Through Trust
0.924% due 03/25/2035	1,059	680
2.590% due 08/25/2034	23	21
5.500% due 10/25/2034	1,300	1,343
6.000% due 02/25/2037 ^	467	450
6.250% due 09/25/2036 ^	779	730
6.500% due 11/25/2036 ^	1,788	1,658
Countrywide Home Loan Reperforming REMIC Trust
0.514% due 06/25/2035	492	435
Credit Suisse Commercial Mortgage Trust
5.903% due 09/15/2039	3,130	3,356
Credit Suisse Mortgage Capital Certificates
2.366% due 04/26/2038	1,600	1,567
4.878% due 08/28/2036	115	112
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.750% due 08/25/2036 ^	675	535
Deutsche ALT-B Securities, Inc.
5.945% due 02/25/2036 ^	680	598
Downey Savings & Loan Association Mortgage Loan Trust
2.453% due 07/19/2044	113	113
Greenpoint Mortgage Funding Trust
0.334% due 02/25/2037 ^	130	104
Greenpoint Mortgage Pass-Through Certificates
2.784% due 10/25/2033	53	52
GSR Mortgage Loan Trust
2.708% due 05/25/2037 ^	58	52
HarborView Mortgage Loan Trust
0.418% due 06/19/2035	1,508	1,322
2.694% due 02/25/2036 ^	108	91
2.711% due 07/19/2035	70	63
2.925% due 07/19/2035	159	157
HomeBanc Mortgage Trust
0.504% due 10/25/2035	1,530	1,373
HSI Asset Securitization Corp. Trust
0.394% due 11/25/2035	1,220	766
Impac Secured Assets Trust
0.324% due 11/25/2036	1,737	1,264
0.344% due 01/25/2037	1,198	1,040
2.917% due 07/25/2035	182	135
IndyMac Mortgage Loan Trust
0.414% due 07/25/2035	22	19
2.392% due 11/25/2035	1,875	1,611
2.523% due 12/25/2034	16	15
2.833% due 06/25/2036	507	404
JPMorgan Alternative Loan Trust
2.692% due 05/25/2037 ^	798	643
3.143% due 12/25/2036	391	358
JPMorgan Mortgage Trust
2.439% due 10/25/2035	750	682
2.538% due 02/25/2035	24	24
2.556% due 07/25/2035	573	584
2.579% due 07/25/2035	316	317
Lavender Trust
6.250% due 10/26/2036	268	278
Lehman Mortgage Trust
6.000% due 09/25/2037 ^	704	674

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman XS Trust
0.334% due 03/25/2047 ^	$1,142	$887
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036	94	87
0.424% due 11/25/2035	14	13
1.172% due 10/25/2035	13	13
2.729% due 03/25/2036 ^	202	137
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.874% due 08/12/2049	1,300	1,411
Morgan Stanley Capital Trust
3.884% due 09/15/2047	4,500	4,570
5.686% due 04/15/2049	300	322
Morgan Stanley Mortgage Loan Trust
1.074% due 02/25/2036 ^	145	125
2.869% due 09/25/2035 ^	441	365
2.885% due 11/25/2037	1,562	1,273
5.941% due 05/25/2036 ^	412	327
Morgan Stanley Re-REMIC Trust
5.796% due 08/15/2045	172	184
Prime Mortgage Trust
0.674% due 02/25/2035	644	614
6.000% due 06/25/2036 ^	243	219
Residential Accredit Loans, Inc. Trust
0.274% due 05/25/2037	904	708
0.304% due 02/25/2037	1,054	908
0.314% due 01/25/2037	1,564	1,288
0.344% due 12/25/2036	606	468
0.354% due 06/25/2046	404	183
0.364% due 07/25/2036	841	678
0.574% due 11/25/2036 ^	612	360
5.000% due 09/25/2036 ^	169	129
6.000% due 07/25/2036 ^	1,111	902
6.500% due 07/25/2037	833	730
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	778	692
6.000% due 06/25/2037 ^	90	81
Structured Adjustable Rate Mortgage Loan Trust
0.394% due 06/25/2037	673	583
0.494% due 10/25/2035	280	242
4.643% due 04/25/2036 ^	467	353
Structured Asset Mortgage Investments Trust
0.374% due 05/25/2036	766	575
0.384% due 05/25/2046	71	53
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.250% due 09/25/2034	509	515
Suntrust Adjustable Rate Mortgage Loan Trust
6.013% due 02/25/2037 ^	621	530
Thornburg Mortgage Securities Trust
0.914% due 09/25/2044	104	100
2.229% due 04/25/2045	205	207
WaMu Mortgage Pass-Through Certificates Trust
0.454% due 11/25/2045	206	181
0.578% due 10/25/2044	229	222
1.528% due 08/25/2042	16	14
3.919% due 12/25/2036 ^	701	647
6.049% due 10/25/2036 ^	1,260	1,067
Washington Mutual Mortgage Pass-Through Certificates Trust
0.334% due 02/25/2037 ^	1,163	808
5.500% due 11/25/2035 ^	259	238
6.500% due 08/25/2035 ^	223	196
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 01/25/2035	1,189	1,188
2.615% due 03/25/2036	802	801

		80,602

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	137

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 2.0%
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	$6,950	$9,243
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	4,600	5,896
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	7,500	9,464
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	6,400	8,186
School District of Philadelphia, Pennsylvania General Obligation Bonds, (BABs), Series 2010
6.765% due 06/01/2040	2,490	2,842

		35,631

U.S. GOVERNMENT AGENCIES 3.7%
Fannie Mae
2.440% due 08/01/2022	477	485
2.500% due 01/01/2027 - 12/01/2027	16,142	16,621
2.850% due 06/01/2022	593	619
2.920% due 06/01/2022	1,700	1,780
3.000% due 12/01/2021 - 06/01/2043	16,876	17,362
3.500% due 01/01/2026 - 10/01/2040	42	44
4.000% due 09/01/2030 - 04/01/2045	2,712	2,919
4.500% due 05/01/2023 - 08/01/2041	3,495	3,799
5.000% due 02/01/2027 - 10/01/2041	5,093	5,682
5.500% due 01/01/2029 - 02/01/2041	1,466	1,650
6.000% due 06/01/2026 - 06/01/2040	1,736	1,979
Freddie Mac
4.000% due 06/15/2042	500	556
4.500% due 05/01/2041	386	422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ginnie Mae
3.500% due 04/01/2045 - 05/01/2045		$3,700	$3,886
4.000% due 05/01/2045		8,000	8,513

			66,317

U.S. TREASURY OBLIGATIONS 7.6%
U.S. Treasury Inflation Protected Securities (b)
0.125% due 07/15/2022 (j)		203	206
0.125% due 07/15/2024 (j)		6,399	6,410
0.250% due 01/15/2025 (h)		22,117	22,321
2.375% due 01/15/2025 (f)(h)(j)		26,194	31,805
2.500% due 01/15/2029 (h)(j)		48,469	62,067
3.875% due 04/15/2029 (f)(h)(j)		9,386	13,814

			136,623

Total United States (Cost $440,612)			471,727

VIRGIN ISLANDS (BRITISH) 0.0%

CORPORATE BONDS & NOTES 0.0%
CNPC General Capital Ltd.
2.750% due 05/14/2019		$2,600	2,618

Total Virgin Islands (British) (Cost $2,582)			2,618

SHORT-TERM INSTRUMENTS 5.2%

CERTIFICATES OF DEPOSIT 0.2%
Intesa Sanpaolo SpA
1.650% due 04/07/2015		$4,300	4,300

COMMERCIAL PAPER 0.2%
Tesco Treasury Services PLC
1.024% due 08/18/2015		3,200	3,167

REPURCHASE AGREEMENTS (e) 2.0%
			35,700

MEXICO TREASURY BILLS 2.4%
2.986% due 05/14/2015	MXN	646,410	42,231

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.4%
0.016% due 05/07/2015 - 06/25/2015 (a)(f)(j)	$7,326	$7,326

Total Short-Term Instruments (Cost $94,816)		92,724

Total Investments in Securities (Cost $1,976,033)		1,906,944

	SHARES
INVESTMENTS IN AFFILIATES 8.0%

SHORT-TERM INSTRUMENTS 8.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 8.0%
PIMCO Short-Term Floating NAV Portfolio	1,790	18
PIMCO Short-Term Floating NAV Portfolio III	14,450,744	143,308

Total Short-Term Instruments (Cost $143,306)		143,326

Total Investments in Affiliates (Cost $143,306)		143,326

Total Investments 114.4% (Cost $2,119,339)		$2,050,270

Financial Derivative Instruments (g)(i) (2.3%) (Cost or Premiums, net $(13,604))		(41,597)

Other Assets and Liabilities, net (12.1%)		(215,988)

Net Assets 100.0%		$1,792,685

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$14,900	$14,702	0.82%

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
MYI	0.000%	03/25/2015	12/31/2015	EUR 30,965	Spain Government Bond 1.400% due 01/31/2020	$(33,363)	$33,295	$33,295
SSB	0.000%	03/31/2015	04/01/2015	$ 2,405	Freddie Mac 2.080% due 10/17/2022	(2,456)	2,405	2,405

Total Repurchase Agreements						$(35,819)	$35,700	$35,700

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BRC	(2.000%)	03/02/2015	12/31/2015	$ (1,336)	$(1,334)
MYI	(0.180%)	03/25/2015	03/20/2017	EUR (30,868)	(33,190)

Total Reverse Repurchase Agreements					$(34,524)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Sale-Buyback Transactions (3)
MSC	0.050%	02/12/2015	05/07/2015	EUR	(60,574)	$(65,294)
	0.230%	02/02/2015	04/13/2015	$	(24,575)	(24,571)
MYI	0.080%	02/11/2015	05/07/2015	EUR	(33,408)	(36,018)
	0.649%	02/13/2015	05/14/2015	GBP	(16,375)	(24,394)
UBS	(0.050%)	02/12/2015	04/16/2015	EUR	(84,000)	(89,395)
	0.122%	02/05/2015	05/07/2015		(17,136)	(18,190)
	0.580%	02/02/2015	04/23/2015	GBP	(34,438)	(51,068)

Total Sale-Buyback Transactions						$(308,930)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $86,193 at a weighted average interest rate of 0.126%.
(3)	Payable for sale-buyback transactions includes $35 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2045	$15,000	$(15,667)	$(15,760)
Fannie Mae	4.000%	05/01/2045	78,800	(84,011)	(84,130)
Fannie Mae	4.500%	05/01/2045	12,400	(13,457)	(13,496)

Total Short Sales				$(113,135)	$(113,386)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $348,654 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BRC	$0	$(1,334)	$0	$(1,334)	$1,242	$(92)
MYI	33,295	(33,190)	0	105	151	256
SSB	2,405	0	0	2,405	(2,456)	(51)

Master Securities Forward Transaction Agreement
MSC	0	0	(89,865)	(89,865)	91,744	1,879
MYI	0	0	(60,412)	(60,412)	58,348	(2,064)
UBS	0	0	(158,653)	(158,653)	159,356	703

Total Borrowings and Other Financing Transactions	$35,700	$(34,524)	$(308,930)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	139

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	195	$(29)	$0	$(7)
90-Day Eurodollar June Futures	Short	06/2015	216	(5)	0	(3)
90-Day Eurodollar June Futures	Short	06/2016	7	(1)	0	(1)
90-Day Eurodollar March Futures	Short	03/2016	200	(32)	0	(12)
90-Day Eurodollar September Futures	Short	09/2015	199	(23)	0	(5)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	388	10	17	(17)
Canada Government 10-Year Bond June Futures	Short	06/2015	88	(51)	7	(8)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	364	(20)	110	(210)
Euro-Buxl 30-Year Bond June Futures	Short	06/2015	161	(478)	0	(183)
Euro-OAT France Government 10-Year Bond June Futures	Long	06/2015	160	255	65	(26)
Put Options Strike @ EUR 111.100 on Euro-Schatz June Futures	Short	05/2015	589	13	0	0
Put Options Strike @ EUR 152.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	307	100	3	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	352	593	110	0
U.S. Treasury 30-Year Bond June Futures	Short	06/2015	124	(357)	0	(50)
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	61	99	17	0
United Kingdom Long Gilt June Futures	Short	06/2015	44	(157)	20	(1)

Total Futures Contracts				$(83)	$349	$(523)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR 97,850	$(2,005)	$(558)	$0	$(16)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	5.800%	12/19/2023	CAD	3,900	$517	$35	$0	$(5)
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024		4,200	471	456	0	(5)
Pay	3-Month CAD-Bank Bill	6.200%	12/15/2025		2,900	358	(10)	0	(5)
Pay	3-Month PLN-WIBOR	2.000%	09/16/2025	PLN	7,800	(26)	(25)	0	0
Pay	3-Month SEK-LIBOR	1.013%	01/23/2025	SEK	28,300	21	21	0	(9)
Pay	3-Month SEK-LIBOR	1.023%	01/23/2025		23,200	20	20	0	(7)
Pay	3-Month SEK-LIBOR	1.033%	01/23/2025		24,000	23	23	0	(7)
Pay	3-Month SEK-LIBOR	1.036%	01/23/2025		27,300	27	27	0	(8)
Pay	3-Month SEK-LIBOR	1.080%	01/26/2025		9,900	15	15	0	(3)
Pay	3-Month SEK-LIBOR	1.085%	01/26/2025		11,800	18	18	0	(4)
Receive	3-Month USD-LIBOR	0.800%	09/25/2017	$	561,700	3,542	(4,420)	0	(398)
Pay	3-Month USD-LIBOR	2.750%	06/17/2025		67,000	4,111	2,288	147	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2034		7,800	1,584	916	14	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		8,000	2,047	1,326	9	0
Pay	6-Month AUD-BBR-BBSW	3.750%	03/15/2018	AUD	24,800	877	602	42	0
Pay	6-Month AUD-BBR-BBSW	3.750%	12/17/2019		15,100	778	144	42	0

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	6-Month EUR-EURIBOR	0.150%	09/16/2017	EUR	196,900	$204	$69	$37	$0
Receive	6-Month EUR-EURIBOR	0.350%	09/16/2020		28,800	(87)	(63)	0	(25)
Pay	6-Month EUR-EURIBOR	2.000%	09/17/2024		15,700	2,506	1,346	48	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		86,400	(1,416)	(137)	0	(146)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		26,400	(9,463)	(6,811)	0	(618)
Receive	6-Month GBP-LIBOR	0.970%	02/13/2016	GBP	166,900	(932)	(572)	5	0
Receive	6-Month GBP-LIBOR	0.950%	02/19/2016		152,800	(799)	(671)	4	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		163,700	(2,326)	(732)	10	0
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		111,800	529	611	0	(30)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		38,000	(1,491)	250	0	(13)
Receive	6-Month GBP-LIBOR	3.000%	09/16/2045		14,400	(5,220)	(4,646)	17	0
Receive	6-Month JPY-LIBOR	0.500%	09/18/2020	JPY	5,640,000	(513)	(1,734)	14	0
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021		13,160,000	(1,019)	(150)	61	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		1,170,000	183	(15)	0	(13)
Receive	6-Month JPY-LIBOR	1.500%	12/20/2044		2,300,000	(852)	52	0	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019	MXN	91,100	(39)	(4)	12	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		1,366,400	110	(216)	215	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		2,200	6	3	1	0

						$(6,236)	$(11,984)	$678	$(1,296)

Total Swap Agreements						$(8,241)	$(12,542)	$678	$(1,312)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $11,464 and cash of $10,222 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset (4)		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$349	$694	$1,043	$0	$(523)	$(1,336)	$(1,859)

(4)	Unsettled variation margin asset of $16 and liability of $(24) for closed swap agreements is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		IDR	337,813,685	$		25,918	$175	$0
	04/2015	$		582		IDR	7,614,953	0	(2)

BOA	04/2015		CLP	1,993,106	$		3,179	0	(9)
	04/2015		CZK	127,890			5,266	276	0
	04/2015		HKD	25,791			3,326	0	(1)
	04/2015		ILS	61,311			15,609	202	0
	04/2015		JPY	1,751,705			14,655	49	0
	04/2015		PLN	36,144			9,814	285	0
	04/2015		RUB	517,090			8,300	0	(536)
	04/2015	$		890		CNY	5,472	0	0
	04/2015			12,867		ILS	50,913	0	(73)
	04/2015			1,428		NZD	1,901	0	(7)
	04/2015			9,655		RUB	656,788	1,569	0
	04/2015			20,439		TRY	52,811	0	(275)
	04/2015		ZAR	23,074	$		1,938	44	0
	05/2015		EUR	4,539			5,022	138	0
	05/2015		MXN	100,055			6,642	96	0
	05/2015	$		15,666		AUD	19,891	0	(546)
	05/2015			41,758		EUR	38,034	0	(837)
	05/2015			14,661		JPY	1,751,705	0	(48)
	05/2015			12,011		MXN	186,048	186	(24)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	141

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015	$		4,488		TWD	141,144	$31	$0
	06/2015			13,013		ILS	51,191	0	(147)
	08/2015		SEK	15,509	$		1,839	34	0
	08/2015	$		12,554		SEK	105,015	0	(332)
	01/2016		BRL	48,100	$		16,275	2,386	0

BPS	04/2015		GBP	6,496			9,638	2	0
	04/2015		PEN	27,571			8,998	94	0
	04/2015	$		8,905		PEN	27,571	0	(2)
	05/2015		MXN	14,143	$		923	0	(2)
	05/2015	$		1,805		EUR	1,594	0	(90)
	05/2015			3,452		JPY	412,200	0	(14)
	06/2015			14,982		COP	34,481,054	0	(1,810)
	09/2015			8,796		PEN	27,571	0	(137)

BRC	04/2015		PLN	6,209	$		1,670	33	0
	04/2015	$		13,693		MYR	50,070	0	(205)
	04/2015			5,438		RUB	348,759	521	0
	04/2015			19,239		ZAR	225,214	0	(755)
	04/2015		ZAR	37,363	$		3,169	103	0
	05/2015		MXN	95,796			6,376	108	0
	05/2015		PHP	156,899			3,524	19	0
	05/2015	$		231		MXN	3,383	0	(9)

CBK	04/2015		AUD	31,360	$		24,527	642	0
	04/2015		CAD	2,465			1,946	0	0
	04/2015		GBP	61,378			94,358	3,310	0
	04/2015		INR	318,896			5,082	0	(35)
	04/2015		JPY	3,569,400			29,414	0	(347)
	04/2015		PLN	9,959			2,673	47	0
	04/2015	$		1,964		CZK	48,094	0	(87)
	04/2015			2,608		ILS	10,398	5	0
	04/2015			304		RUB	17,401	0	(7)
	04/2015			3,734		ZAR	44,022	4	(125)
	05/2015		MXN	653,127	$		44,238	1,529	0
	05/2015		RUB	17,401			301	7	0
	05/2015	$		11,770		AUD	14,967	0	(393)
	05/2015			29,845		EUR	27,850	342	(222)
	05/2015			1,577		GBP	1,023	0	(60)
	05/2015			34,526		KRW	37,716,690	0	(578)
	05/2015			36,386		MXN	554,097	233	(365)
	09/2015			16,337		CNY	100,000	0	(275)

DUB	04/2015		JPY	13,108	$		109	0	0
	04/2015		PLN	104			28	1	0
	04/2015	$		49,133		RUB	3,201,816	5,581	0
	05/2015		CHF	1,497	$		1,619	76	0
	05/2015		EUR	21,920			24,955	1,371	0
	05/2015	$		12,018		MXN	185,744	135	0
	05/2015			18,221		THB	598,596	139	0
	07/2015			26,429		BRL	71,703	0	(4,567)
	09/2015			19,105		CNY	117,180	0	(284)

FBF	04/2015		IDR	58,000,000	$		4,416	0	(4)
	04/2015		RUB	420,746			6,650	0	(540)
	05/2015		THB	143,607			4,357	0	(48)
	05/2015	$		2,032		BRL	6,543	1	0
	05/2015			14,173		GBP	9,213	0	(511)
	05/2015			19,802		KRW	21,840,800	0	(143)
	06/2015		COP	1,717,750	$		708	52	0

GLM	04/2015		INR	224,213			3,580	0	(18)
	04/2015	$		24,101		AUD	31,360	0	(215)
	04/2015			2,411		CLP	1,495,302	0	(19)
	04/2015			164,911		EUR	145,000	0	(9,000)
	04/2015			19,450		INR	1,226,295	230	0
	04/2015			34,949		JPY	4,170,097	69	(249)
	04/2015			2,797		PLN	10,542	0	(18)
	05/2015		EUR	358,614	$		407,205	21,432	(66)
	05/2015	$		126,160		EUR	112,746	380	(5,234)
	05/2015			3,558		INR	224,213	17	0
	05/2015			34,519		JPY	4,128,500	0	(79)
	05/2015			581		MXN	8,694	0	(13)
	05/2015			12,730		PHP	563,296	0	(146)

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2015	$		56,384		INR	3,565,164	$90	$0
	08/2015		SEK	1,340	$		160	4	0
	08/2015	$		1,045		NOK	7,885	0	(69)

HUS	04/2015		PLN	21,024	$		5,705	162	0
	04/2015		RUB	848,346			13,400	0	(1,097)
	04/2015	$		13,474		HKD	104,452	0	(1)
	04/2015			1,297		PLN	4,868	0	(14)
	04/2015			12,589		SGD	16,865	0	(304)
	05/2015		EUR	17,258	$		18,193	0	(375)
	05/2015		MXN	32,893			2,167	15	0
	05/2015	$		477		MXN	7,328	5	(3)
	05/2015			24,774		TWD	779,378	182	0
	06/2015			3,255		COP	8,186,325	0	(128)
	07/2015		PLN	24,645	$		6,586	108	0
	08/2015	$		14,068		DKK	90,905	0	(931)
	01/2016			6,783			43,665	0	(444)

JPM	04/2015		BRL	78,658	$		27,399	2,753	0
	04/2015		CNY	49,011			7,935	0	(37)
	04/2015		EUR	61			64	0	(1)
	04/2015		HUF	56,859			204	1	0
	04/2015		MYR	9,046			2,499	62	0
	04/2015		PEN	27,571			8,905	1	0
	04/2015		PLN	9,169			2,490	73	0
	04/2015		RUB	3,669,797			57,899	0	(4,812)
	04/2015	$		24,466		BRL	78,658	180	0
	04/2015			13,792		CZK	330,271	0	(905)
	04/2015			269		EUR	254	4	0
	04/2015			4,165		IDR	54,751,008	7	0
	04/2015			31,215		JPY	3,749,900	146	(95)
	04/2015			23,644		MXN	347,948	0	(858)
	04/2015			2,744		MYR	9,955	0	(62)
	04/2015			9,226		PEN	27,571	0	(322)
	04/2015			6,362		PLN	23,331	0	(211)
	04/2015			6,537		RON	25,527	0	(321)
	04/2015			9,102		RUB	559,311	456	0
	05/2015		BRL	78,658	$		24,262	0	(181)
	05/2015		EUR	6,247			6,661	0	(60)
	05/2015		KRW	6,381,807			5,757	13	0
	05/2015		MXN	202,601			12,959	0	(297)
	05/2015		TWD	190,943			6,081	0	(33)
	05/2015	$		1,960		GBP	1,298	0	(35)
	05/2015			267		MXN	3,941	0	(9)
	05/2015			2,140		PHP	94,353	0	(32)
	05/2015			3,362		THB	109,063	0	(17)
	07/2015		PLN	165,177	$		43,985	566	0
	09/2015	$		4,709		CNY	28,920	0	(64)
	10/2015		DKK	6,050	$		923	47	0
	01/2016		BRL	40,949			13,900	2,076	0
	01/2016		DKK	18,488			2,827	143	0

MSB	04/2015			9,031			1,372	72	0
	04/2015	$		13,450		CLP	8,340,295	0	(108)
	04/2015			9,961		RUB	671,902	1,520	0
	04/2015			163		SGD	223	0	(1)
	05/2015		GBP	7,159	$		10,985	369	0
	05/2015		MXN	35,585			2,368	40	0
	01/2016		DKK	30,275			4,633	238	0

RBC	04/2015	$		44,326		CAD	55,267	0	(690)
	04/2015			100,767		GBP	67,874	0	(83)
	05/2015		GBP	67,874	$		100,747	85	0

SCX	04/2015		CAD	2,010			1,605	18	0
	04/2015		CNY	68,655			11,066	0	(101)
	05/2015	$		1,639		MXN	24,043	0	(66)
	08/2015		SEK	1,535	$		184	5	0

SOG	04/2015		CAD	53,257			42,548	499	0
	05/2015	$		42,528		CAD	53,257	0	(498)
	08/2015		DKK	497	$		74	2	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	143

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
UAG	04/2015		DKK	5,584	$		848	$45	$0
	04/2015		EUR	145,193			159,524	3,405	0
	04/2015		INR	402,187			6,414	0	(40)
	04/2015		JPY	2,585,784			21,642	82	0
	04/2015	$		10,962		IDR	140,552,459	0	(251)
	05/2015		EUR	17,073	$		19,186	817	0
	05/2015	$		15,157		CHF	14,188	0	(533)
	05/2015			163,368		EUR	148,498	0	(3,623)
	05/2015			3,277		GBP	2,176	0	(50)
	05/2015			11,546		IDR	146,932,235	0	(466)
	06/2015		CNY	360	$		58	0	0
	06/2015	$		6,327		INR	402,187	44	0
	08/2015		DKK	97,180	$		14,368	324	0
	10/2015			6,129			935	47	0

Total Forward Foreign Currency Contracts								$56,660	$(47,737)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	124.000	05/07/2015	$6,200	$41	$15

HUS	Call - OTC USD versus JPY		124.000	05/07/2015	29,700	198	72

JPM	Call - OTC USD versus CAD	CAD	1.600	05/12/2015	40,000	4	0

						$243	$87

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Receive	1.250%	09/30/2015	JPY	8,620,000	$1,903	$120

GST	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	09/01/2016	EUR	52,600	789	2,714

								$2,692	$2,834

Total Purchased Options								$2,935	$2,921

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	15,500	$(25)	$(1)

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		14,000	(19)	0

							$(44)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC USD versus JPY	JPY	80.000	02/28/2019	$	780	$(42)	$(7)

BRC	Put - OTC USD versus JPY		116.950	04/30/2015		6,200	(42)	(18)

FBF	Put - OTC USD versus JPY		80.000	02/28/2019		3,400	(176)	(29)

GLM	Put - OTC USD versus JPY		116.950	04/30/2015		15,300	(103)	(44)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		5,900	(66)	(33)
	Put - OTC USD versus JPY	JPY	116.950	04/30/2015		14,400	(94)	(41)

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016		5,000	(57)	(28)

MSB	Put - OTC EUR versus CAD	CAD	1.326	04/21/2015	EUR	4,620	(23)	(11)
	Call - OTC EUR versus CAD		1.388	04/21/2015		4,620	(24)	(17)

							$(627)	$(228)

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	TBD	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	$10,300	$(91)	$(6)

DUB	Floor - OTC CPURNSA Index	TBD	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	11,800	(88)	(7)

						$(179)	$(13)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.195%	09/21/2015	EUR	299,900	$(155)	$(855)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.310%	09/21/2015		299,900	(593)	(119)
	Put - OTC 10-Year Interest Rate Swap	3-Month JPY-LIBOR	Pay	2.250%	09/30/2015	JPY	8,620,000	(673)	(19)

GLM	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.350%	09/08/2015	EUR	83,300	(192)	(473)
	Put - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	09/08/2015		83,300	(197)	(22)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015	$	9,500	(50)	(86)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		9,500	(60)	(19)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	5,200	(140)	(257)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		5,200	(151)	(71)

GST	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.493%	09/01/2016		21,100	(791)	(4,872)

								$(3,002)	$(6,793)

Total Written Options								$(3,852)	$(7,035)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Notional Amount in JPY		Premiums
Balance at Beginning of Period	0	$252,500	EUR	131,100	GBP	633,000	JPY	8,620,000	$(5,813)
Sales	162	315,900		1,879,340		129,800		0	(8,653)
Closing Buys	0	(10,220)		(524,400)		0		0	1,964
Expirations	(81)	(394,400)		(571,800)		(113,100)		0	6,293
Exercised	(81)	(42,200)		(107,100)		(649,700)		0	2,357

Balance at End of Period	0	$121,580	EUR	807,140	GBP	0	JPY	8,620,000	$(3,852)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	UBS AG	(1.000%	)	03/20/2017	0.940%	$	500	$0	$(1)	$0	$(1)

BRC	Novo Banco S.A.	(5.000%	)	12/20/2019	2.975%	EUR	500	(8)	(39)	0	(47)
	UBS AG	(1.000%	)	03/20/2017	0.940%	$	5,200	4	(12)	0	(8)

CBK	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2019	0.630%	EUR	3,800	(115)	43	0	(72)
	UBS AG	(1.000%	)	03/20/2017	0.940%	$	4,000	2	(9)	0	(7)

JPM	SABMiller PLC	(1.000%	)	03/20/2020	0.497%	EUR	4,100	(124)	13	0	(111)

MYC	Royal Bank of Scotland Group PLC	(1.000%	)	03/20/2020	0.651%		5,300	(164)	65	0	(99)

								$(405)	$60	$0	$(345)

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	2.491%	$ 5,400	$(230)	$(68)	$0	$(298)
	Brazil Government International Bond	1.000%	12/20/2019	2.676%	10,300	(285)	(461)	0	(746)
	Export-Import Bank of China	1.000%	09/20/2016	0.486%	650	(18)	24	6	0
	France Government Bond	0.250%	03/20/2020	0.340%	4,400	(34)	15	0	(19)
	South Africa Government International Bond	1.000%	03/20/2019	1.754%	17,550	(800)	303	0	(497)
	South Africa Government International Bond	1.000%	09/20/2019	1.890%	13,200	(365)	(129)	0	(494)

BPS	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	21,300	(411)	64	0	(347)
	Petrobras International Finance Co.	1.000%	09/20/2019	6.167%	13,600	(700)	(1,883)	0	(2,583)
	U.S. Treasury Notes	0.250%	06/20/2016	0.069%	EUR 2,400	(24)	30	6	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	145

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Banque Centrale de Tunisie S.A.	1.000%	03/20/2016	1.744%	$ 9,600	$(373)	$307	$0	$(66)
	France Government Bond	0.250%	03/20/2020	0.340%	3,900	(27)	11	0	(16)
	Indonesia Government International Bond	1.000%	09/20/2019	1.281%	8,700	(110)	8	0	(102)
	Russia Government International Bond	1.000%	09/20/2015	3.577%	3,400	(124)	84	0	(40)
	South Africa Government International Bond	1.000%	12/20/2019	1.963%	36,000	(1,470)	(58)	0	(1,528)
	Tesco PLC	1.000%	12/20/2019	1.393%	EUR 1,400	(25)	(2)	0	(27)

CBK	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.233%	$ 1,000	(1)	9	8	0
	France Government Bond	0.250%	03/20/2020	0.340%	4,100	(37)	19	0	(18)
	France Government Bond	0.250%	06/20/2020	0.354%	800	(5)	1	0	(4)
	Teck Resources Ltd.	1.000%	03/20/2016	0.500%	3,400	(10)	28	18	0
	Tesco PLC	1.000%	12/20/2019	1.393%	EUR 2,600	(30)	(19)	0	(49)

DBL	Brazil Government International Bond	1.000%	12/20/2019	2.676%	$ 300	(8)	(13)	0	(21)

DUB	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	5,000	(100)	19	0	(81)
	Republic of Korea	1.000%	09/20/2015	0.079%	300	(2)	3	1	0

FBF	Export-Import Bank of China	1.000%	12/20/2016	0.524%	1,800	(175)	190	15	0
	Qatar Government International Bond	1.000%	03/20/2016	0.299%	600	0	5	5	0

GST	Brazil Government International Bond	1.000%	12/20/2019	2.676%	12,600	(352)	(561)	0	(913)
	France Government Bond	0.250%	03/20/2020	0.340%	19,100	(172)	91	0	(81)
	France Government Bond	0.250%	06/20/2020	0.354%	1,600	(9)	1	0	(8)
	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR 3,050	(131)	(435)	0	(566)
	Greece Government International Bond	1.000%	09/20/2015	67.390%	$ 3,400	(107)	(743)	0	(850)
	Greece Government International Bond	1.000%	12/20/2015	66.327%	5,200	(238)	(1,518)	0	(1,756)
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	9,600	(187)	31	0	(156)
	Tesco PLC	1.000%	12/20/2019	1.393%	EUR 1,300	(5)	(20)	0	(25)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.609%	$ 13,600	(161)	(741)	0	(902)
	Brazil Government International Bond	1.000%	12/20/2019	2.676%	7,200	(199)	(323)	0	(522)
	France Government Bond	0.250%	03/20/2020	0.340%	2,000	(13)	4	0	(9)
	Qatar Government International Bond	1.000%	03/20/2016	0.299%	3,000	(3)	24	21	0
	Qatar Government International Bond	1.000%	06/20/2016	0.344%	500	(4)	8	4	0
	South Africa Government International Bond	1.000%	12/20/2019	1.963%	5,000	(201)	(11)	0	(212)

JPM	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.233%	500	0	4	4	0
	France Government Bond	0.250%	03/20/2020	0.340%	5,300	(41)	19	0	(22)
	France Government Bond	0.250%	06/20/2020	0.354%	1,600	(9)	1	0	(8)
	Indonesia Government International Bond	1.000%	09/20/2019	1.281%	4,800	(61)	5	0	(56)
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%	14,300	(272)	40	0	(232)
	Qatar Government International Bond	1.000%	03/20/2016	0.299%	900	(1)	8	7	0
	Russia Government International Bond	1.000%	12/20/2015	3.578%	800	(26)	11	0	(15)

MYC	Brazil Government International Bond	1.000%	03/20/2019	2.491%	25,000	(906)	(476)	0	(1,382)
	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.233%	3,800	(10)	40	30	0
	Emirate of Abu Dhabi Government International Bond	1.000%	06/20/2016	0.245%	1,000	(8)	17	9	0
	Export-Import Bank of China	1.000%	09/20/2016	0.486%	650	(18)	23	5	0
	France Government Bond	0.250%	03/20/2020	0.340%	4,000	(28)	11	0	(17)
	Qatar Government International Bond	1.000%	03/20/2016	0.299%	1,000	(2)	9	7	0
	Qatar Government International Bond	1.000%	06/20/2016	0.344%	500	(4)	8	4	0
	Texas State General Obligation Bonds, Series 2003	0.950%	03/20/2021	0.394%	7,200	0	229	229	0

UAG	Emirate of Abu Dhabi Government International Bond	1.000%	03/20/2016	0.233%	500	0	4	4	0

						$(8,532)	$(5,753)	$383	$(14,668)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR 12,900	$ 152	$6	$158	$0

CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	33,900	1,322	(907)	415	0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	5,400	184	(118)	66	0

JPM	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	6,550	88	(8)	80	0

						$ 1,746	$(1,027)	$719	$0

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	5,400	$6,685	$1	$(812)	$0	$(811)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		6,590	7,631	(5)	(450)	0	(455)

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		38,800	51,165	(2,989)	(5,963)	0	(8,952)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		30,797	40,611	(2,232)	(4,873)	0	(7,105)

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		600	739	0	(87)	0	(87)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		16,970	19,728	(76)	(1,172)	0	(1,248)

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		77,900	96,530	86	(11,864)	0	(11,778)

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	30,600	31,563	(564)	582	18	0

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025	EUR	26,700	30,705	(7)	(1,624)	0	(1,631)

							$(5,786)	$(26,263)	$18	$(32,067)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	147

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Year BRL-CDI	12.360%	01/02/2018	BRL	17,600	$5	$(71)	$0	$(66)
	Pay	1-Year BRL-CDI	12.230%	01/04/2021		51,000	10	132	142	0

BRC	Pay	3-Month ZAR-JIBAR	7.500%	09/17/2019	ZAR	240,000	(47)	269	222	0

DUB	Receive	1-Year BRL-CDI	11.500%	01/04/2021	BRL	14,900	154	11	165	0

GLM	Receive	1-Day EUR-EONIA Compounded-OIS	0.175%	09/17/2015	EUR	275,600	160	236	0	(76)

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	41,400	(6)	(55)	0	(61)

UAG	Pay	1-Year BRL-CDI	12.230%	01/04/2021		15,600	14	29	43	0

							$290	$79	$572	$(203)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	EUR versus CAD 01-Month ATM Implied Volatility	10.600%	04/21/2015	EUR 4	$0	$0	$0	$0

MSB	Pay	EUR versus CAD 01-Month ATM Implied Volatility	10.800%	04/21/2015	4	0	1	1	0

						$0	$1	$1	$0

Total Swap Agreements						$(12,687)	$(32,903)	$1,693	$(47,283)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $22,140 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$175	$0	$0	$175	$(2)	$0	$0	$(2)	$173	$0	$173
BOA	5,296	0	5	5,301	(2,835)	(8)	(3,320)	(6,163)	(862)	(1,170)	(2,032)
BPS	96	0	148	244	(2,055)	0	(19,053)	(21,108)	(20,864)	3,522	(17,342)
BRC	784	15	381	1,180	(969)	(18)	(1,834)	(2,821)	(1,641)	1,738	97
CBK	6,119	0	441	6,560	(2,494)	(6)	(1,484)	(3,984)	2,576	(4,620)	(2,044)
DBL	0	0	0	0	0	0	(21)	(21)	(21)	0	(21)
DUB	7,303	120	166	7,589	(4,851)	(1,000)	(11,859)	(17,710)	(10,121)	(2,710)	(12,831)
FBF	53	0	38	91	(1,246)	(29)	0	(1,275)	(1,184)	1,165	(19)
GLM	22,222	0	0	22,222	(15,126)	(972)	(1,706)	(17,804)	4,418	(5,170)	(752)
GST	0	2,714	66	2,780	0	(4,872)	(4,355)	(9,227)	(6,447)	6,454	7
HUS	472	72	25	569	(3,297)	(74)	(1,645)	(5,016)	(4,447)	4,435	(12)
JPM	6,528	0	91	6,619	(8,352)	(28)	(507)	(8,887)	(2,268)	2,098	(170)
MSB	2,239	0	1	2,240	(109)	(28)	0	(137)	2,103	(2,030)	73
MYC	0	0	284	284	0	0	(1,499)	(1,499)	(1,215)	1199	(16)
RBC	85	0	0	85	(773)	0	0	(773)	(688)	792	104
SCX	23	0	0	23	(167)	0	0	(167)	(144)	0	(144)
SOG	501	0	0	501	(498)	0	0	(498)	3	0	3
UAG	4,764	0	47	4,811	(4,963)	0	0	(4,963)	(152)	452	300

Total Over the Counter	$56,660	$2,921	$1,693	$61,274	$(47,737)	$(7,035)	$(47,283)	$(102,055)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$349	$349
Swap Agreements	0	0	0	0	694	694

	$0	$0	$0	$0	$1,043	$1,043

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$56,660	$0	$56,660
Purchased Options	0	0	0	87	2,834	2,921
Swap Agreements	0	1,101	0	19	573	1,693

	$0	$1,101	$0	$56,766	$3,407	$61,274

	$0	$1,101	$0	$56,766	$4,450	$62,317

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$523	$523
Swap Agreements	0	16	0	0	1,320	1,336

	$0	$16	$0	$0	$1,843	$1,859

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$47,737	$0	$47,737
Written Options	0	1	0	228	6,806	7,035
Swap Agreements	0	15,013	0	32,067	203	47,283

	$0	$15,014	$0	$80,032	$7,009	$102,055

	$0	$15,030	$0	$80,032	$8,852	$103,914

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$30	$30
Futures	0	0	0	0	18,576	18,576
Swap Agreements	0	(6,655)	0	0	(31,680)	(38,335)

	$0	$(6,655)	$0	$0	$(13,074)	$(19,729)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,094	$0	$15,094
Purchased Options	0	0	0	(1,578)	(3,141)	(4,719)
Written Options	0	1,289	0	1,438	4,542	7,269
Swap Agreements	0	11,147	0	(52,917)	928	(40,842)

	$0	$12,436	$0	$(37,963)	$2,329	$(23,198)

	$0	$5,781	$0	$(37,963)	$(10,745)	$(42,927)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(3,817)	$(3,817)
Swap Agreements	0	(687)	0	0	(6,478)	(7,165)

	$0	$(687)	$0	$0	$(10,295)	$(10,982)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,494	$0	$22,494
Purchased Options	0	0	0	1,552	3,329	4,881
Written Options	0	(125)	0	164	(6,654)	(6,615)
Swap Agreements	0	(13,708)	0	(20,314)	3,045	(30,977)

	$0	$(13,833)	$0	$3,896	$(280)	$(10,217)

	$0	$(14,520)	$0	$3,896	$(10,575)	$(21,199)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	149

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bahrain
Sovereign Issues	$0	$4,365	$0	$4,365
Belgium
Corporate Bonds & Notes	0	2,928	0	2,928
Bermuda
Corporate Bonds & Notes	0	4,624	0	4,624
Brazil
Corporate Bonds & Notes	0	16,029	0	16,029
Sovereign Issues	0	72,456	0	72,456
Canada
Sovereign Issues	0	12,149	0	12,149
Cayman Islands
Asset-Backed Securities	0	4,191	0	4,191
Corporate Bonds & Notes	0	10,892	0	10,892
China
Sovereign Issues	0	1,133	0	1,133
Colombia
Corporate Bonds & Notes	0	6,503	0	6,503
Denmark
Corporate Bonds & Notes	0	15,704	0	15,704
France
Corporate Bonds & Notes	0	46,060	0	46,060
Sovereign Issues	0	30,737	0	30,737
Germany
Bank Loan Obligations	0	2,171	0	2,171
Sovereign Issues	0	90,680	0	90,680
Greece
Corporate Bonds & Notes	0	4,183	0	4,183
Hong Kong
Corporate Bonds & Notes	0	16,509	0	16,509
India
Corporate Bonds & Notes	0	14,198	0	14,198
Indonesia
Sovereign Issues	0	33,421	0	33,421
Ireland
Asset-Backed Securities	0	3,211	0	3,211
Corporate Bonds & Notes	0	29,285	0	29,285
Mortgage-Backed Securities	0	7,938	0	7,938
Italy
Asset-Backed Securities	0	22,575	0	22,575
Corporate Bonds & Notes	0	21,922	0	21,922
Mortgage-Backed Securities	0	2,770	0	2,770
Sovereign Issues	0	105,984	0	105,984
Japan
Corporate Bonds & Notes	0	2,204	0	2,204
Sovereign Issues	0	68,238	0	68,238
Luxembourg
Asset-Backed Securities	0	1,946	0	1,946
Corporate Bonds & Notes	0	4,285	0	4,285
Mexico
Corporate Bonds & Notes	0	76	0	76
Sovereign Issues	0	580	0	580
Netherlands
Asset-Backed Securities	0	8,597	0	8,597
Corporate Bonds & Notes	0	32,397	0	32,397
Mortgage-Backed Securities	0	1,147	0	1,147
Norway
Corporate Bonds & Notes	0	6,364	0	6,364
Sovereign Issues	0	2,525	0	2,525
Poland
Sovereign Issues	0	84,539	0	84,539
Portugal
Corporate Bonds & Notes	0	4,491	0	4,491
Qatar
Sovereign Issues	0	15,831	0	15,831

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Slovakia
Sovereign Issues	$0	$1,081	$0	$1,081
Slovenia
Sovereign Issues	0	72,778	0	72,778
South Africa
Sovereign Issues	0	4,093	0	4,093
South Korea
Sovereign Issues	0	7,448	0	7,448
Spain
Asset-Backed Securities	0	8,325	0	8,325
Corporate Bonds & Notes	0	29,105	0	29,105
Sovereign Issues	0	81,066	0	81,066
Sweden
Corporate Bonds & Notes	0	4,405	0	4,405
Switzerland
Corporate Bonds & Notes	0	18,899	0	18,899
United Kingdom
Bank Loan Obligations	0	8,720	0	8,720
Corporate Bonds & Notes	0	101,196	0	101,196
Mortgage-Backed Securities	0	82,939	0	82,939
Sovereign Issues	0	103,982	0	103,982
United States
Asset-Backed Securities	0	87,137	0	87,137
Bank Loan Obligations	0	4,931	0	4,931
Corporate Bonds & Notes	0	44,716	15,770	60,486
Mortgage-Backed Securities	0	77,714	2,888	80,602
Municipal Bonds & Notes	0	35,631	0	35,631
U.S. Government Agencies	0	66,317	0	66,317
U.S. Treasury Obligations	0	136,623	0	136,623
Virgin Islands (British)
Corporate Bonds & Notes	0	2,618	0	2,618
Short-Term Instruments
Certificates of Deposit	0	4,300	0	4,300
Commercial Paper	0	3,167	0	3,167
Repurchase Agreements	0	35,700	0	35,700
Mexico Treasury Bills	0	42,231	0	42,231
U.S. Treasury Bills	0	7,326	0	7,326
	$0	$1,888,286	$18,658	$1,906,944

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$143,326	$0	$0	$143,326

Total Investments	$143,326	$1,888,286	$18,658	$2,050,270

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(113,386)	$0	$(113,386)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	349	678	0	1,027
Over the counter	0	61,274	0	61,274
	$349	$61,952	$0	$62,301

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(523)	(1,312)	0	(1,835)
Over the counter	0	(102,055)	0	(102,055)
	$(523)	$(103,367)	$0	$(103,890)

Totals	$143,152	$1,733,485	$18,658	$1,895,295

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (1)
Investments in Securities, at Value
United States
Corporate Bonds & Notes	$16,434	$0	$(479)	$(1)	$11	$(195)	$0	$0	$15,770	$(169)
Mortgage-Backed Securities	421	0	(41)	0	1	12	2,888	(393)	2,888	0

	$16,855	$0	$(520)	$(1)	$12	$(183)	$2,888	$(393)	$18,658	$(169)

Financial Derivative Instruments - Liabilities
Over the counter	$(18)	$0	$0	$0	$0	$5	$0	$13	$0	$0

Totals	$16,837	$0	$(520)	$(1)	$12	$(178)	$2,888	$(380)	$18,658	$(169)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
United States
Corporate Bonds & Notes	$14,702	Benchmark Pricing	Base Price	98.63
	1,068	Third Party Vendor	Broker Quote	106.00
Mortgage-Backed Securities	2,888	Benchmark Pricing	Base Price	104.81

Total	$18,658

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	151

Schedule of Investments PIMCO Global Bond Fund (Unhedged)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 102.9%

AUSTRALIA 1.4%

CORPORATE BONDS & NOTES 0.3%
Westpac Banking Corp.
1.850% due 11/26/2018		$2,100	$2,124

MORTGAGE-BACKED SECURITIES 0.7%
Puma Finance Pty. Ltd.
0.402% due 02/21/2038		406	405
3.065% due 10/18/2045	AUD	1,994	1,514
3.168% due 05/13/2045		1,937	1,476
Swan Trust
3.530% due 04/25/2041		1,219	937
Torrens Trust
2.685% due 10/19/2038		299	227

			4,559

SOVEREIGN ISSUES 0.4%
Queensland Treasury Corp.
4.250% due 07/21/2023		3,000	2,547

Total Australia (Cost $10,425)			9,230

BRAZIL 2.1%

CORPORATE BONDS & NOTES 0.7%
Petrobras Global Finance BV
3.151% due 03/17/2020		$2,400	2,076
3.250% due 03/17/2017		2,700	2,497

			4,573

SOVEREIGN ISSUES 1.4%
Banco Nacional de Desenvolvimento Economico e Social
4.000% due 04/14/2019		1,900	1,886
5.750% due 09/26/2023		1,200	1,239
Brazil Letras do Tesouro Nacional
0.000% due 10/01/2015	BRL	20,500	6,031

			9,156

Total Brazil (Cost $16,364)			13,729

CANADA 2.2%

SOVEREIGN ISSUES 2.2%
Province of British Columbia
4.300% due 06/18/2042	CAD	700	722
Province of Ontario
2.100% due 09/08/2018		2,300	1,886
3.450% due 06/02/2045		1,500	1,333
3.500% due 06/02/2024		2,000	1,777
6.200% due 06/02/2031		300	350
Province of Quebec
2.750% due 08/25/2021		$4,400	4,601
3.000% due 09/01/2023	CAD	1,500	1,285
4.250% due 12/01/2021		2,700	2,491

Total Canada (Cost $15,467)			14,445

CAYMAN ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
CIFC Funding Ltd.
0.522% due 03/01/2021		$492	489

Total Cayman Islands (Cost $472)			489

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 0.1%

SOVEREIGN ISSUES 0.1%
China Development Bank Corp.
5.800% due 01/03/2016	CNY	90	$15
5.840% due 01/03/2019		560	97
China Government International Bond
3.320% due 06/12/2015		330	53
3.380% due 05/23/2023		600	95
4.080% due 08/22/2023		600	100

Total China (Cost $346)			360

DENMARK 0.8%

CORPORATE BONDS & NOTES 0.8%
Nykredit Realkredit A/S
2.000% due 04/01/2015	DKK	4,900	705
2.000% due 10/01/2015		4,100	598
4.000% due 06/03/2036	EUR	1,650	1,802
Realkredit Danmark A/S
2.000% due 01/01/2016	DKK	16,700	2,444

Total Denmark (Cost $5,759)			5,549

FRANCE 7.8%

SOVEREIGN ISSUES 7.8%
Caisse d’Amortissement de la Dette Sociale
3.375% due 03/20/2024		$4,600	5,058
France Government Bond
1.000% due 05/25/2018 (f)	EUR	21,500	23,933
3.250% due 05/25/2045		3,000	5,004
4.500% due 04/25/2041		9,100	17,628

Total France (Cost $52,358)			51,623

GERMANY 0.6%

CORPORATE BONDS & NOTES 0.4%
Hypothekenbank in Essen AG
6.000% due 11/30/2016	AUD	2,200	1,754
Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	1,500	1,232

			2,986

SOVEREIGN ISSUES 0.2%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	1,221	1,450

Total Germany (Cost $5,257)			4,436

GREECE 0.3%

CORPORATE BONDS & NOTES 0.3%
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	1,600	1,204
5.014% due 12/27/2017		1,000	731

Total Greece (Cost $2,374)			1,935

IRELAND 0.8%

ASSET-BACKED SECURITIES 0.2%
Avoca CLO PLC
0.348% due 09/15/2021	EUR	202	216
Magi Funding PLC
0.429% due 04/11/2021		300	322
Mercator CLO PLC
0.283% due 02/18/2024		569	605

			1,143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.6%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	3,350	$3,823
4.875% due 05/21/2019		200	257

			4,080

Total Ireland (Cost $6,154)			5,223

ITALY 14.5%

ASSET-BACKED SECURITIES 0.3%
Berica Asset-Backed Security SRL
0.321% due 12/31/2055	EUR	148	159
Claris ABS
0.538% due 10/31/2060		1,980	2,116

			2,275

CORPORATE BONDS & NOTES 1.3%
Banca Carige SpA
3.875% due 10/24/2018		2,800	3,363
Banco Popolare SC
3.500% due 03/14/2019		1,700	1,937
Intesa Sanpaolo SpA
3.625% due 08/12/2015		$3,000	3,028

			8,328

MORTGAGE-BACKED SECURITIES 0.3%
Berica Residential MBS SRL
0.288% due 03/31/2048	EUR	1,853	1,965

SOVEREIGN ISSUES 12.6%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (c)		1,984	2,246
2.150% due 12/15/2021		2,700	3,141
2.500% due 12/01/2024		800	959
3.250% due 09/01/2046		3,500	4,773
3.750% due 09/01/2024		6,900	9,076
4.000% due 02/01/2037		3,000	4,389
4.500% due 05/01/2023		1,400	1,907
4.500% due 03/01/2024		5,950	8,195
4.750% due 08/01/2023 (f)		2,800	3,886
4.750% due 09/01/2044		7,300	12,527
5.000% due 09/01/2040		1,900	3,241
5.500% due 09/01/2022		3,800	5,399
5.500% due 11/01/2022		14,600	20,823
Italy Government International Bond
6.000% due 08/04/2028	GBP	1,500	2,832

			83,394

Total Italy (Cost $100,477)			95,962

JAPAN 12.7%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$800	801

SOVEREIGN ISSUES 12.6%
Japan Government International Bond
1.400% due 09/20/2034	JPY	7,310,000	64,196
1.500% due 12/20/2044		490,000	4,238
1.600% due 03/20/2033		60,000	552
1.700% due 09/20/2032		1,270,000	11,887
1.700% due 09/20/2044		340,000	3,078

			83,951

Total Japan (Cost $85,380)			84,752

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LUXEMBOURG 0.1%

ASSET-BACKED SECURITIES 0.1%
Penta CLO S.A.
0.398% due 06/04/2024	EUR	628	$669

Total Luxembourg (Cost $801)			669

MEXICO 2.1%

SOVEREIGN ISSUES 2.1%
Mexico Government International Bond
1.290% due 06/08/2015	JPY	1,400,000	11,698
4.750% due 06/14/2018	MXN	32,000	2,101
10.000% due 12/05/2024		10	1

Total Mexico (Cost $20,247)			13,800

NETHERLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%
ING Bank NV
2.625% due 12/05/2022		$3,000	3,096

Total Netherlands (Cost $3,106)			3,096

NORWAY 1.2%

CORPORATE BONDS & NOTES 1.2%
Eksportfinans ASA
2.000% due 09/15/2015		$4,800	4,814
2.375% due 05/25/2016		3,300	3,320

Total Norway (Cost $7,888)			8,134

POLAND 3.3%

SOVEREIGN ISSUES 3.3%
Poland Government International Bond
3.250% due 07/25/2025	PLN	61,700	17,710
4.000% due 10/25/2023		13,900	4,187

Total Poland (Cost $23,442)			21,897

SLOVENIA 2.5%

SOVEREIGN ISSUES 2.5%
Slovenia Government International Bond
4.125% due 02/18/2019		$1,300	1,378
4.125% due 01/26/2020	EUR	1,300	1,635
4.375% due 01/18/2021		3,300	4,282
4.700% due 11/01/2016		4,600	5,310
5.250% due 02/18/2024		$3,400	3,919

Total Slovenia (Cost $17,703)			16,524

SPAIN 7.2%

CORPORATE BONDS & NOTES 0.2%
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	200	220
Cedulas Fondo de Titulizacion de Activos
4.250% due 04/10/2031		800	1,188

			1,408

SOVEREIGN ISSUES 7.0%
Autonomous Community of Catalonia
3.875% due 04/07/2015		50	54
4.300% due 11/15/2016		1,500	1,703
4.900% due 09/15/2021		50	63
4.950% due 02/11/2020		200	247

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Instituto de Credito Oficial
4.530% due 03/17/2016	CAD	380	$305
5.000% due 04/10/2017		$200	214
Spain Government International Bond
2.750% due 10/31/2024	EUR	250	307
3.800% due 04/30/2024		13,900	18,361
4.800% due 01/31/2024		4,700	6,626
5.150% due 10/31/2044		5,300	9,706
5.400% due 01/31/2023 (f)		5,300	7,586
Xunta de Galicia
6.131% due 04/03/2018		950	1,203

			46,375

Total Spain (Cost $51,245)			47,783

SUPRANATIONAL 1.1%

CORPORATE BONDS & NOTES 1.1%
African Development Bank
5.250% due 03/23/2022	AUD	4,200	3,695
EUROFIMA
6.250% due 12/28/2018		4,200	3,634

Total Supranational (Cost $8,870)			7,329

SWEDEN 0.7%

CORPORATE BONDS & NOTES 0.5%
Skandinaviska Enskilda Banken AB
3.000% due 06/20/2018	SEK	5,000	632
Stadshypotek AB
3.000% due 03/21/2018		6,000	757
Sveriges Sakerstallda Obligationer AB
4.000% due 03/21/2018		4,000	517
Swedbank AB
2.200% due 03/04/2020		$1,200	1,207
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	4,300	549

			3,662

SOVEREIGN ISSUES 0.2%
Sweden Government International Bond
4.250% due 03/12/2019		9,900	1,350

Total Sweden (Cost $5,895)			5,012

SWITZERLAND 0.6%

CORPORATE BONDS & NOTES 0.6%
UBS AG
5.125% due 05/15/2024		$2,000	2,084
7.250% due 02/22/2022		1,900	2,049

Total Switzerland (Cost $4,130)			4,133

UNITED KINGDOM 6.7%

BANK LOAN OBLIGATIONS 0.6%
Virgin Media Bristol LLC
3.500% due 06/07/2020		$4,189	4,189

CORPORATE BONDS & NOTES 1.3%
Barclays PLC
6.500% due 09/15/2019 (d)	EUR	900	1,001
LBG Capital PLC
15.000% due 12/21/2019		530	854
Lloyds Bank PLC
12.000% due 12/16/2024 (d)		$1,500	2,160

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland PLC
9.500% due 03/16/2022		$1,200	$1,356
Tesco PLC
6.125% due 02/24/2022	GBP	1,550	2,618
Tesco Property Finance PLC
5.411% due 07/13/2044		300	442

			8,431

MORTGAGE-BACKED SECURITIES 0.3%
Granite Mortgages PLC
0.886% due 06/20/2044		1,330	1,967

SOVEREIGN ISSUES 4.5%
United Kingdom Gilt
3.250% due 01/22/2044 (f)		10,500	18,630
3.500% due 01/22/2045		700	1,301
4.250% due 06/07/2032		200	391
4.250% due 12/07/2040 (f)		3,200	6,568
4.500% due 09/07/2034 (f)		800	1,631
4.750% due 12/07/2038		600	1,304

			29,825

Total United Kingdom (Cost $41,454)			44,412

UNITED STATES 31.1%

ASSET-BACKED SECURITIES 1.1%
AFC Home Equity Loan Trust
0.884% due 12/22/2027		$2	2
Amortizing Residential Collateral Trust
0.874% due 10/25/2031		23	21
Amresco Residential Securities Corp. Mortgage Loan Trust
1.114% due 06/25/2029		54	50
Bear Stearns Asset-Backed Securities Trust
0.601% due 11/25/2035 ^		2,522	2,450
0.834% due 10/25/2032		14	14
0.974% due 10/27/2032		24	23
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		31	32
Countrywide Asset-Backed Certificates
0.514% due 12/25/2036 ^		66	45
Countrywide Asset-Backed Certificates Trust
4.693% due 10/25/2035		902	900
Credit Suisse First Boston Mortgage Securities Corp.
0.791% due 01/25/2032		18	16
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^		441	230
Morgan Stanley ABS Capital, Inc. Trust
0.284% due 03/25/2037		2,236	1,246
Morgan Stanley Home Equity Loan Trust
0.524% due 04/25/2037		372	246
Residential Asset Mortgage Products Trust
0.731% due 06/25/2032		17	16
Residential Asset Securities Corp. Trust
0.674% due 07/25/2032 ^		47	40
0.774% due 06/25/2032 ^		25	21
Salomon Brothers Mortgage Securities, Inc.
1.524% due 01/25/2032		37	35
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	2,005	2,130

			7,517

CORPORATE BONDS & NOTES 3.0%
Ally Financial, Inc.
4.625% due 06/26/2015		$4,300	4,327

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	153

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of America Corp.
3.958% due 10/21/2025	MXN	20,000	$1,377
6.100% due 03/17/2025 (d)		$1,500	1,525
Historic TW, Inc.
8.050% due 01/15/2016		1,500	1,581
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^		6,100	892
SABMiller Holdings, Inc.
4.950% due 01/15/2042		1,000	1,128
Springleaf Finance Corp.
6.900% due 12/15/2017		5,000	5,338
Temple-Inland, Inc.
6.375% due 01/15/2016		3,500	3,646
Wells Fargo & Co.
5.875% due 06/15/2025 (d)		400	424

			20,238

MORTGAGE-BACKED SECURITIES 8.8%
Adjustable Rate Mortgage Trust
2.760% due 09/25/2035		107	95
American Home Mortgage Assets Trust
0.364% due 05/25/2046 ^		1,215	879
American Home Mortgage Investment Trust
2.069% due 10/25/2034		282	283
Banc of America Funding Trust
2.699% due 02/20/2036		1,038	1,033
2.868% due 01/20/2047 ^		115	97
Banc of America Mortgage Trust
2.692% due 05/25/2035 ^		978	924
Banc of America Re-REMIC Trust
5.649% due 02/17/2051		89	93
BCAP LLC Trust
0.861% due 01/26/2047		320	283
2.412% due 02/26/2036		146	147
5.250% due 04/26/2037		608	572
5.250% due 08/26/2037		529	553
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035		1,104	1,113
2.449% due 08/25/2033		13	13
2.466% due 10/25/2033		71	72
2.482% due 05/25/2034		74	69
2.500% due 08/25/2033		88	89
2.515% due 03/25/2035		167	168
2.648% due 05/25/2034		174	168
2.680% due 03/25/2035		1,067	1,081
2.731% due 05/25/2047 ^		441	383
2.797% due 02/25/2034		11	11
3.015% due 11/25/2034		117	118
Bear Stearns ALT-A Trust
2.651% due 09/25/2035		876	755
4.270% due 11/25/2036 ^		307	237
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036		1,349	1,104
Chase Mortgage Finance Trust
2.526% due 02/25/2037		229	232
Citicorp Mortgage Securities Trust
6.000% due 04/25/2037		65	63
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035		322	323
2.573% due 08/25/2035		185	184
2.715% due 09/25/2037 ^		1,562	1,407
Countrywide Alternative Loan Trust
0.364% due 09/25/2046 ^		1,355	1,157
0.384% due 07/25/2046 ^		67	50
0.524% due 05/25/2037 ^		383	236
1.628% due 11/25/2035		287	235

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.168% due 11/25/2035	$221	$186
2.587% due 02/25/2037 ^	709	632
5.250% due 06/25/2035 ^	148	137
6.000% due 01/25/2037 ^	770	680
6.250% due 08/25/2037 ^	174	156
Countrywide Home Loan Mortgage Pass-Through Trust
0.494% due 03/25/2035	1,769	1,410
0.504% due 02/25/2035	281	260
0.934% due 09/25/2034	17	16
2.349% due 04/20/2035	47	47
2.408% due 11/25/2034	165	157
2.437% due 11/25/2035 ^	31	26
2.535% due 11/19/2033	9	9
2.590% due 08/25/2034	43	38
Credit Suisse First Boston Mortgage Securities Corp.
1.324% due 03/25/2034 ^	107	103
2.244% due 07/25/2033	30	29
2.474% due 08/25/2033	115	116
6.500% due 04/25/2033	27	28
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	4,700	79
1.372% due 11/10/2046 (a)	11,400	238
Extended Stay America Trust
1.079% due 12/05/2031 (a)	8,000	76
First Horizon Mortgage Pass-Through Trust
2.610% due 08/25/2035	205	189
GMAC Mortgage Corp. Loan Trust
2.919% due 06/25/2034	21	21
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021	6	6
Greenpoint Mortgage Funding Trust
0.354% due 01/25/2037	321	246
0.374% due 10/25/2046	1,305	901
0.384% due 04/25/2036	356	280
Greenpoint Mortgage Pass-Through Certificates
2.784% due 10/25/2033	18	17
GS Mortgage Securities Corp.
2.354% due 11/10/2045 (a)	5,617	647
GSR Mortgage Loan Trust
1.860% due 03/25/2033	56	55
2.671% due 09/25/2035	120	121
HarborView Mortgage Loan Trust
0.358% due 07/19/2046	1,562	996
0.368% due 09/19/2037	582	461
0.978% due 12/19/2036 ^	557	464
2.481% due 05/19/2033	142	141
2.608% due 07/19/2035	53	49
IndyMac Mortgage Loan Trust
0.364% due 09/25/2046	1,241	1,069
0.374% due 11/25/2046	1,412	990
2.523% due 12/25/2034	65	59
JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^	3	3
JPMorgan Chase Commercial Mortgage Securities Trust
1.310% due 12/15/2047 (a)	19,492	1,332
JPMorgan Mortgage Trust
1.990% due 11/25/2033	79	78
4.967% due 11/25/2035	82	78
Luminent Mortgage Trust
0.344% due 12/25/2036	2,106	1,689
MASTR Alternative Loan Trust
0.574% due 03/25/2036	196	50
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.615% due 12/15/2030	218	209
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036	75	69

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.424% due 08/25/2036	$79	$76
1.582% due 10/25/2035	513	499
2.216% due 02/25/2033	88	85
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.874% due 08/12/2049	2,700	2,930
Morgan Stanley Bank of America Merrill Lynch Trust
1.438% due 05/15/2046 (a)	14,664	1,013
Residential Accredit Loans, Inc. Trust
0.324% due 02/25/2047	589	340
0.404% due 05/25/2037 ^	208	56
Residential Asset Securitization Trust
0.624% due 12/25/2036 ^	236	74
6.250% due 10/25/2036 ^	814	682
6.500% due 08/25/2036 ^	605	415
Residential Funding Mortgage Securities, Inc. Trust
2.990% due 09/25/2035 ^	117	94
6.500% due 03/25/2032	13	13
Salomon Brothers Mortgage Securities, Inc.
0.674% due 05/25/2032	10	9
Sequoia Mortgage Trust
0.526% due 07/20/2033	343	324
0.878% due 10/19/2026	125	123
2.642% due 04/20/2035	1,352	1,401
Structured Adjustable Rate Mortgage Loan Trust
2.423% due 04/25/2034	218	218
2.462% due 12/25/2035	1,828	1,417
2.545% due 02/25/2034	99	99
2.694% due 09/25/2034	223	224
Structured Asset Mortgage Investments Trust
0.364% due 07/25/2046	336	270
0.384% due 05/25/2046	534	401
0.428% due 07/19/2035	1,220	1,059
0.758% due 07/19/2034	107	106
Thornburg Mortgage Securities Trust
1.421% due 06/25/2047 ^	543	489
1.424% due 06/25/2047 ^	278	250
1.941% due 06/25/2037	1,814	1,754
5.750% due 06/25/2037	1,462	1,461
UBS-Barclays Commercial Mortgage Trust
1.844% due 12/10/2045 (a)	13,788	1,373
UBS-Citigroup Commercial Mortgage Trust
2.462% due 01/10/2045 (a)	5,732	544
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045	534	503
WaMu Mortgage Pass-Through Certificates Trust
0.484% due 01/25/2045	302	282
2.154% due 03/25/2033	323	325
2.186% due 10/25/2046	70	64
2.192% due 09/25/2046	2,078	1,911
2.192% due 11/25/2046	553	502
2.387% due 04/25/2035	1,739	1,711
2.399% due 08/25/2034	441	441
2.441% due 03/25/2034	248	249
2.441% due 03/25/2035	314	315
2.444% due 06/25/2033	60	61
5.883% due 08/25/2046 ^	1,221	1,108
Washington Mutual Mortgage Pass-Through Certificates Trust
0.624% due 04/25/2035	1,962	1,519
0.888% due 04/25/2047 ^	10	0
0.898% due 04/25/2047 ^	311	49
1.068% due 07/25/2046 ^	330	193
Wells Fargo Mortgage-Backed Securities Trust
2.615% due 06/25/2035	440	437
2.628% due 06/25/2035	809	818
Wells Fargo-RBS Commercial Mortgage Trust
1.490% due 03/15/2045 (a)	15,310	1,077

		58,234

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
2.806% due 01/16/2018	9,000	$218

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 6.7%
Fannie Mae
0.374% due 10/27/2037	$5,668	5,597
0.604% due 11/25/2040	1,654	1,663
0.624% due 11/25/2040	2,331	2,346
0.674% due 10/25/2040 - 12/25/2040	2,749	2,775
2.004% due 12/01/2034	188	200
2.370% due 03/01/2024	8	8
2.449% due 11/01/2023	3	3
2.488% due 11/01/2034	1,350	1,446
3.000% due 04/01/2045	1,000	1,023
3.490% due 12/01/2020	926	997
3.730% due 01/01/2018	1,000	1,040
5.090% due 09/01/2041	479	560
5.136% due 05/01/2035	95	101
6.500% due 11/01/2036	362	397
Freddie Mac
0.775% due 12/15/2037 - 07/15/2040	1,218	1,231
0.896% due 09/25/2022 (a)	5,215	278
1.048% due 11/25/2022 (a)	6,135	396
1.220% due 10/25/2044	1,836	1,885
1.298% due 08/25/2019 (a)	8,375	418
1.374% due 11/25/2019 (a)	7,610	426
2.371% due 02/01/2029	87	91
2.387% due 04/01/2037	45	48
2.396% due 05/01/2023	15	16
6.000% due 12/15/2024	70	81
7.400% due 02/01/2021	22	21
Ginnie Mae
0.775% due 02/16/2030	84	85
1.625% due 05/20/2022 - 05/20/2030	224	233
2.000% due 04/20/2030 - 05/20/2030	27	28
6.000% due 08/20/2034	5,916	6,807

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
0.545% due 11/06/2017	$8,874	$8,898
Tennessee Valley Authority
5.880% due 04/01/2036	3,900	5,484

		44,582

U.S. TREASURY OBLIGATIONS 11.5%
U.S. Treasury Bonds
2.750% due 08/15/2042	400	416
2.750% due 11/15/2042 (j)	900	936
3.125% due 11/15/2041 (j)	5,100	5,704
4.250% due 05/15/2039 (j)	100	132
4.375% due 05/15/2040	1,900	2,569
4.500% due 08/15/2039 (j)	800	1,096
5.250% due 02/15/2029 (j)	1,100	1,505
5.500% due 08/15/2028	8,400	11,686
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	1,652	1,669
0.125% due 07/15/2022 (h)	9,961	10,081
0.125% due 01/15/2023 (h)	19,342	19,450
0.125% due 07/15/2024 (h)	2,363	2,367
0.250% due 01/15/2025	12,040	12,151
1.375% due 01/15/2020 (h)	757	819
1.375% due 02/15/2044	201	236
2.375% due 01/15/2027	1,043	1,289
U.S. Treasury Notes
1.750% due 05/15/2023 (j)	100	100
2.000% due 10/31/2021 (j)	400	408
2.000% due 02/15/2023 (h)(j)	1,400	1,423
2.375% due 08/15/2024 (j)	1,700	1,767
2.500% due 08/15/2023 (j)	800	842

		76,646

Total United States (Cost $202,789)		207,435

SHORT-TERM INSTRUMENTS 2.4%

CERTIFICATES OF DEPOSIT 1.9%
Intesa Sanpaolo SpA
1.632% due 04/11/2016	$5,000	5,017
1.650% due 04/07/2015	7,400	7,400

		12,417

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
REPURCHASE AGREEMENTS (e) 0.2%
		$1,113

U.S. TREASURY BILLS 0.3%
0.014% due 05/21/2015 - 06/25/2015 (b)(h)(j)	$1,738	1,738

Total Short-Term Instruments (Cost $15,252)		15,268

Total Investments in Securities (Cost $703,655)		683,225

	SHARES
INVESTMENTS IN AFFILIATES 4.7%

SHORT-TERM INSTRUMENTS 4.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.7%
PIMCO Short-Term Floating NAV Portfolio	1,072	11
PIMCO Short-Term Floating NAV Portfolio III	3,167,596	31,413

Total Short-Term Instruments (Cost $31,419)		31,424

Total Investments in Affiliates (Cost $31,419)		31,424

Total Investments 107.6% (Cost $735,074)		$714,649

Financial Derivative Instruments (g)(i) (1.8%) (Cost or Premiums, net $(5,063))		(12,102)

Other Assets and Liabilities, net (5.8%)		(38,126)

Net Assets 100.0%		$664,421

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$1,113	Freddie Mac 2.080% due 10/17/2022	$(1,139)	$1,113	$1,113

Total Repurchase Agreements						$(1,139)	$1,113	$1,113

(1)	Includes accrued interest.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	155

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BPS	0.529%	02/12/2015	05/14/2015	GBP (12,626)	$(18,804)
	0.538%	02/12/2015	05/14/2015	(1,122)	(1,645)
MSC	0.100%	02/05/2015	05/07/2015	EUR (3,530)	(3,811)
MYI	(0.060%)	01/16/2015	04/16/2015	(20,797)	(22,369)
UBS	0.100%	02/05/2015	05/07/2015	(15,407)	(16,642)

Total Sale-Buyback Transactions					$(63,271)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $67,484 at a weighted average interest rate of 0.214%.
(3)	Payable for sale-buyback transactions includes $151 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2045	$5,000	$(5,223)	$(5,253)
Fannie Mae	3.500%	05/01/2045	7,500	(7,848)	(7,861)
Fannie Mae	4.000%	05/01/2045	37,000	(39,464)	(39,503)
Fannie Mae	4.500%	05/01/2045	55,400	(60,140)	(60,299)

Total Short Sales				$(112,675)	$(112,916)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $63,509 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
SSB	$1,113	$0	$0	$1,113	$(1,139)	$(26)

Master Securities Forward Transaction Agreement
BPS	0	0	(20,449)	(20,449)	20,184	(265)
MSC	0	0	(3,811)	(3,811)	3,886	75
MYI	0	0	(22,369)	(22,369)	22,263	(106)
UBS	0	0	(16,642)	(16,642)	16,885	243

Total Borrowings and Other Financing Transactions	$1,113	$0	$(63,271)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor March Futures	Short	03/2016	16	$(23)	$0	$0
90-Day Eurodollar December Futures	Short	12/2015	85	(13)	0	(3)
90-Day Eurodollar June Futures	Short	06/2015	104	(6)	0	(1)
90-Day Eurodollar June Futures	Short	06/2016	4	(1)	0	0
90-Day Eurodollar March Futures	Short	03/2016	97	(16)	0	(6)
90-Day Eurodollar September Futures	Short	09/2015	86	(10)	0	(2)
Canada Government 10-Year Bond June Futures	Short	06/2015	98	(56)	8	(9)
Euro-Bobl June Futures	Long	06/2015	18	3	1	(1)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	238	3	6	(6)
Put Options Strike @ EUR 152.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	106	34	1	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	184	194	55	(12)
Euro-Buxl 30-Year Bond June Futures	Long	06/2015	14	166	16	0

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 111.100 on Euro-Schatz June Futures	Short	05/2015	228	$5	$0	$0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	1,357	786	424	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	2	3	1	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	103	168	29	0
United Kingdom Long Gilt June Futures	Long	06/2015	36	129	1	(17)

Total Futures Contracts				$1,366	$542	$(57)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR 62,450	$(1,279)	$(347)	$0	$(10)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.000%	09/16/2025	PLN	4,400	$(14)	$(12)	$0	$0
Pay	3-Month SEK-LIBOR	1.080%	01/26/2025	SEK	3,400	5	5	0	(1)
Pay	3-Month SEK-LIBOR	1.085%	01/26/2025		4,000	6	6	0	(1)
Receive	3-Month USD-LIBOR	0.800%	09/25/2017	$	37,400	236	(268)	0	(27)
Receive	3-Month USD-LIBOR	2.500%	06/17/2022		110,600	(4,683)	(313)	0	(231)
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		37,300	991	3,076	39	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		13,200	(1,268)	(1,148)	0	(28)
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		3,800	336	(15)	3	0
Receive	3-Month USD-LIBOR	3.000%	12/17/2024		7,900	(770)	(203)	0	(17)
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		11,200	(195)	(31)	0	(23)
Pay	3-Month USD-LIBOR	3.500%	12/17/2034		4,600	934	540	8	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		10,500	2,687	1,740	12	0
Receive	6-Month AUD-BBR-BBSW	4.250%	03/15/2023	AUD	2,000	(185)	(204)	0	(9)
Receive	6-Month EUR-EURIBOR	0.150%	09/16/2017	EUR	64,000	(66)	(16)	0	(12)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		46,100	(756)	(531)	0	(165)
Receive	6-Month EUR-EURIBOR	2.000%	03/18/2045		9,000	(3,226)	(2,062)	0	(211)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	48,000	(682)	(180)	3	0
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		12,300	58	67	0	(3)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		8,500	(334)	50	0	(3)
Receive	6-Month GBP-LIBOR	3.000%	09/16/2045		2,400	(870)	(774)	3	0
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	4,850,000	(376)	(16)	23	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		410,000	64	(5)	0	(4)
Receive	6-Month JPY-LIBOR	1.500%	12/20/2044		780,000	(289)	17	0	0
Pay	28-Day MXN-TIIE	4.300%	09/01/2016	MXN	670,600	15	11	6	0
Pay	28-Day MXN-TIIE	4.310%	09/06/2016		235,800	5	44	2	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		79,700	(34)	5	11	0

						$(8,411)	$(217)	$110	$(735)

Total Swap Agreements						$(9,690)	$(564)	$110	$(745)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	157

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $4,647 and cash of $3,831 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$542	$110	$652	$0	$ (57)	$ (745)	$ (802)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015		GBP	22,160	$		32,896	$24	$0
	05/2015	$		32,889		GBP	22,160	0	(25)

BOA	04/2015		BRL	34,866	$		10,868	0	(56)
	04/2015		CAD	131			103	0	0
	04/2015		CNY	4,870			792	0	0
	04/2015		GBP	269			398	0	(1)
	04/2015		JPY	3,864,155			32,328	109	0
	04/2015		NZD	1,626			1,222	6	0
	04/2015		PLN	3,509			924	0	(1)
	04/2015	$		1,899		AUD	2,461	0	(24)
	04/2015			11,973		BRL	34,866	0	(1,049)
	04/2015			20,935		MYR	75,554	0	(581)
	05/2015		EUR	2,820	$		3,079	55	(10)
	05/2015	$		6,023		AUD	7,647	0	(210)
	05/2015			13,290		EUR	12,053	0	(322)
	05/2015			32,341		JPY	3,864,155	0	(107)
	05/2015			111		MXN	1,634	0	(4)
	07/2015		BRL	12,853	$		4,648	729	0
	08/2015		SEK	10,775			1,288	34	0
	08/2015	$		111		SEK	950	0	0
	09/2015			500		CNY	3,070	0	(7)

BPS	04/2015		JPY	935,800	$		7,833	31	0
	04/2015	$		771		JPY	92,500	0	0
	05/2015		MXN	4,137	$		270	0	(1)
	05/2015	$		2,225		EUR	2,030	0	(40)

BRC	04/2015		BRL	8,854	$		3,658	884	0
	04/2015		MYR	74,997			20,511	306	0
	04/2015		PLN	3,019			812	16	0
	04/2015	$		2,760		BRL	8,854	14	0
	04/2015			98		MYR	364	0	0
	04/2015			769		PLN	2,899	0	(5)
	04/2015			503		ZAR	5,930	0	(16)
	04/2015		ZAR	6,158	$		526	21	0
	05/2015		MXN	21,480			1,431	26	0
	09/2015	$		731		CNY	4,470	0	(14)

CBK	04/2015		AUD	51,390	$		39,917	776	0
	04/2015		CAD	4,394			3,508	39	0
	04/2015		GBP	524			808	31	0
	04/2015		JPY	1,654,000			13,630	0	(161)
	04/2015		PLN	3,872			1,039	19	0
	04/2015	$		14,160		AUD	17,969	0	(473)
	04/2015			761		GBP	496	0	(25)
	05/2015		AUD	17,969	$		14,131	472	0
	05/2015		CAD	769			616	9	0
	05/2015		MXN	15,038			970	0	(14)
	05/2015	$		17,347		EUR	15,899	142	(383)
	05/2015			3,999		MXN	62,040	66	(6)
	09/2015			4,779		CNY	28,904	0	(137)

158	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
DUB	04/2015		CAD	216	$		171	$0	$0
	04/2015		INR	54,727			874	0	(1)
	04/2015		PLN	67			18	1	0
	04/2015	$		15,034		AUD	19,623	0	(89)
	04/2015			37,648		GBP	24,272	0	(1,643)
	04/2015			300		HKD	2,330	1	0
	04/2015			880		INR	54,727	0	(6)
	04/2015			46		RUB	2,796	2	0
	04/2015			28		SGD	38	0	(1)
	05/2015			1,982		MXN	30,633	22	0
	07/2015		BRL	48,405	$		17,842	3,083	0
	08/2015	$		6,361		DKK	41,210	0	(406)

FBF	05/2015		BRL	4,548	$		1,413	0	0
	05/2015	$		1,393		MXN	21,661	24	0
	06/2015		INR	115,688	$		1,822	0	(11)
	07/2015		BRL	8,006			2,933	492	0

GLM	04/2015		GBP	1,815			2,798	105	0
	04/2015	$		8,707		AUD	11,337	0	(72)
	04/2015			46,730		JPY	5,544,155	0	(504)
	05/2015		EUR	80,253	$		90,589	4,270	(27)
	05/2015		GBP	726			1,083	6	0
	05/2015	$		36,945		EUR	33,349	183	(1,247)
	05/2015			12,760		JPY	1,526,100	0	(29)
	05/2015			334		MXN	5,061	0	(3)
	06/2015		INR	172,987	$		2,736	0	(4)
	10/2015		BRL	14,200			5,361	1,155	0

HUS	04/2015		CAD	168			132	0	0
	04/2015		HKD	1,949			251	0	0
	04/2015		PLN	9,770			2,651	75	0
	04/2015	$		358		PLN	1,344	0	(4)
	05/2015			91		KRW	100,521	0	0
	06/2015		INR	342,774	$		5,400	0	(30)
	07/2015		PLN	12,187			3,257	53	0
	08/2015	$		5,389		DKK	34,825	0	(357)

JPM	04/2015		BRL	37,217	$		11,803	213	(71)
	04/2015		INR	314,417			5,026	0	(3)
	04/2015		JPY	673,000			5,624	12	0
	04/2015		MXN	130,026			8,836	321	0
	04/2015		PLN	51			13	0	0
	04/2015		RUB	214,879			3,359	0	(313)
	04/2015	$		11,601		BRL	37,217	60	0
	04/2015			2,427		CAD	3,055	0	(15)
	04/2015			17,405		INR	1,102,587	299	(27)
	04/2015			12,405		JPY	1,490,300	58	(38)
	04/2015			3,344		RUB	205,507	168	0
	05/2015		EUR	2,316	$		2,469	0	(22)
	05/2015		MXN	14,790			946	0	(22)
	05/2015	$		9,604		BRL	31,136	72	0
	06/2015		INR	21,182	$		334	0	(1)
	07/2015		BRL	11,561			4,150	625	0
	07/2015		PLN	56,861			15,142	195	0
	09/2015	$		326		CNY	1,970	0	(10)
	10/2015		DKK	2,067	$		315	16	0
	01/2016		BRL	13,846			4,700	702	0
	01/2016		DKK	6,279			960	49	0

MSB	04/2015		BRL	11,206			3,493	0	(18)
	04/2015		DKK	20,695			3,348	369	0
	04/2015	$		4,067		BRL	11,206	0	(556)
	09/2015			480		CNY	2,953	0	(6)
	01/2016		DKK	10,282	$		1,574	81	0

SCX	04/2015		CNY	42,450			6,842	0	(63)
	04/2015		INR	418,977			6,673	0	(22)
	04/2015	$		6,704		INR	418,977	4	(13)
	06/2015			6,571			418,977	66	0

UAG	04/2015		DKK	1,900	$		289	15	0
	04/2015		INR	788,170			12,566	0	(82)
	05/2015		CHF	118			126	4	0
	05/2015		EUR	3,375			3,793	162	0
	05/2015	$		4,790		EUR	4,195	0	(276)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	159

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	06/2015		CNY	330	$		53	$0	$0
	06/2015	$		10,285		INR	653,775	71	0
	08/2015		DKK	53,215	$		7,805	119	(4)
	10/2015		BRL	6,300			2,444	578	0
	10/2015		DKK	2,094			319	16	0

Total Forward Foreign Currency Contracts								$17,556	$(9,668)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	124.000	05/07/2015	$2,400	$16	$6

HUS	Call - OTC USD versus JPY		124.000	05/07/2015	11,500	77	28

						$93	$34

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BPA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	9,000	$726	$25

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		4,500	372	13

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	13,800	226	661

								$1,324	$699

Total Purchased Options								$1,417	$733

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	5,100	$(8)	$0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		7,700	(11)	(1)

							$(19)	$(1)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$2,900	$(81)	$(547)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016	7,600	(137)	(22)
	Put - OTC USD versus JPY		80.000	02/18/2019	6,400	(353)	(54)
	Put - OTC USD versus JPY		80.000	02/28/2019	560	(25)	(5)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015	4,600	(115)	(771)

BRC	Put - OTC USD versus JPY	JPY	116.950	04/30/2015	2,400	(16)	(7)
	Put - OTC USD versus JPY		94.750	04/21/2016	3,800	(114)	(7)
	Put - OTC USD versus JPY		97.000	09/08/2016	2,300	(46)	(10)

CBK	Call - OTC USD versus BRL	BRL	2.740	06/08/2015	4,300	(97)	(679)
	Put - OTC USD versus JPY	JPY	93.000	04/21/2016	2,000	(48)	(3)
	Put - OTC USD versus JPY		95.000	09/08/2016	12,000	(264)	(43)
	Put - OTC USD versus JPY		96.000	09/08/2016	3,400	(81)	(14)

DUB	Put - OTC USD versus JPY		92.000	05/19/2016	4,300	(101)	(7)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015	1,700	(50)	(311)
	Call - OTC USD versus BRL		2.710	06/02/2015	2,300	(70)	(381)
	Call - OTC USD versus BRL		3.150	06/21/2016	6,000	(206)	(906)
	Put - OTC USD versus JPY	JPY	116.950	04/30/2015	5,900	(40)	(17)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	2,000	(22)	(11)
	Put - OTC USD versus JPY	JPY	116.950	04/30/2015	5,600	(37)	(16)

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	1,770	(20)	(10)

160	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
MSB	Put - OTC EUR versus CAD	CAD	1.326	04/21/2015	EUR	1,710	$(8)	$(4)
	Call - OTC EUR versus CAD		1.388	04/21/2015		1,710	(9)	(6)
	Call - OTC USD versus BRL	BRL	2.650	06/08/2015	$	1,500	(45)	(277)

UAG	Call - OTC USD versus BRL		2.640	06/15/2015		4,800	(131)	(912)

							$(2,116)	$(5,020)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$2,000	$(26)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	38,000	$(722)	$(63)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		18,900	(356)	(31)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	2,000	(54)	(99)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		2,000	(58)	(27)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		5,500	(225)	(1,284)

								$(1,415)	$(1,504)

Total Written Options								$(3,576)	$(6,526)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	214	$121,400	AUD	0	EUR	0	GBP	0	$(2,249)
Sales	989	334,470		6,900		102,970		11,600	(4,391)
Closing Buys	0	(40,140)		0		0		0	821
Expirations	(873)	(205,600)		(6,900)		(81,950)		(5,800)	1,618
Exercised	(330)	(50,300)		0		(8,100)		(5,800)	625

Balance at End of Period	0	$159,830	AUD	0	EUR	12,920	GBP	0	$(3,576)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BRC	Time Warner, Inc.	(1.050%	)	03/20/2016	0.040%	$ 1,500	$0	$(15)	$0	$(15)
	UBS AG	(1.000%	)	03/20/2017	0.940%	1,900	1	(4)	0	(3)

CBK	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2019	0.630%	EUR 1,100	(33)	12	0	(21)

DUB	Cardinal Health, Inc.	(1.000%	)	12/20/2016	0.058%	$ 500	(9)	1	0	(8)
	Cytec Industries, Inc.	(1.000%	)	09/20/2017	0.341%	200	2	(5)	0	(3)

GST	Springleaf Finance Corp.	(5.000%	)	12/20/2017	1.813%	5,000	(396)	(32)	0	(428)
	Temple-Inland, Inc.	(6.680%	)	03/20/2016	0.038%	3,500	0	(236)	0	(236)

JPM	SABMiller PLC	(1.000%	)	03/20/2020	0.497%	EUR 150	(5)	0	0	(5)

MYC	Royal Bank of Scotland Group PLC	(1.000%	)	03/20/2020	0.651%	1,800	(56)	22	0	(34)
	SABMiller PLC	(1.000%	)	03/20/2020	0.497%	1,600	(48)	4	0	(44)

							$(544)	$(253)	$0	$(797)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Brazil Government International Bond	1.000%	09/20/2019	2.609%	$ 1,100	$(31)	$(42)	$0	$(73)
	France Government Bond	0.250%	03/20/2020	0.340%	1,800	(14)	6	0	(8)

BRC	France Government Bond	0.250%	03/20/2020	0.340%	1,500	(10)	4	0	(6)

CBK	Brazil Government International Bond	1.000%	03/20/2019	2.491%	600	(25)	(8)	0	(33)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	161

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	France Government Bond	0.250%	03/20/2020	0.340%	$ 1,400	$(13)	$7	$0	$(6)
	France Government Bond	0.250%	06/20/2020	0.354%	300	(2)	0	0	(2)

DUB	Brazil Government International Bond	1.000%	03/20/2019	2.491%	3,800	(162)	(48)	0	(210)

GST	Brazil Government International Bond	1.000%	03/20/2019	2.491%	300	(13)	(4)	0	(17)
	France Government Bond	0.250%	03/20/2020	0.340%	6,900	(61)	32	0	(29)
	France Government Bond	0.250%	06/20/2020	0.354%	600	(3)	0	0	(3)
	Greece Government International Bond	1.000%	12/20/2015	52.966%	EUR 100	(29)	(1)	0	(30)
	Greece Government International Bond	1.000%	12/20/2015	66.327%	$ 500	(37)	(132)	0	(169)
	Greece Government International Bond	1.000%	03/20/2016	57.725%	1,100	(265)	(130)	0	(395)

HUS	Brazil Government International Bond	1.000%	09/20/2019	2.609%	600	(17)	(23)	0	(40)
	France Government Bond	0.250%	03/20/2020	0.340%	600	(4)	1	0	(3)

JPM	France Government Bond	0.250%	03/20/2020	0.340%	2,500	(19)	9	0	(10)
	France Government Bond	0.250%	06/20/2020	0.354%	600	(3)	0	0	(3)

MYC	Brazil Government International Bond	1.000%	06/20/2019	2.531%	200	(4)	(8)	0	(12)
	Brazil Government International Bond	1.000%	09/20/2019	2.609%	1,300	(38)	(48)	0	(86)
	France Government Bond	0.250%	03/20/2020	0.340%	1,100	(8)	4	0	(4)
	Greece Government International Bond	1.000%	06/20/2015	43.611%	EUR 1,000	(106)	11	0	(95)

						$(864)	$(370)	$0	$(1,234)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BRC	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR 3,250	$ 38	$1	$39	$0

CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	3,400	120	(78)	42	0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	1,700	58	(37)	21	0

						$ 216	$(114)	$102	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025	EUR	2,050	$2,374	$(2)	$(140)	$0	$(142)

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		12,000	15,824	(924)	(1,844)	0	(2,768)

162	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	9,600	$12,659	$(696)	$(1,519)	$0	$(2,215)

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		14,800	18,234	2	(2,134)	0	(2,132)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		2,040	2,372	(11)	(139)	0	(150)

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		18,500	22,924	20	(2,817)	0	(2,797)

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	3,900	4,023	2	0	2	0

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	10,500	12,999	3	(1,578)	0	(1,575)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		5,500	6,325	(1)	(334)	0	(335)

UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	11,100	11,467	(103)	91	0	(12)

							$(1,710)	$(10,414)	$2	$(12,126)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
FBF	Pay	28-Day MXN-TIIE	4.620%	09/23/2016	MXN	136,200	$0	$27	$27	$0

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016	BRL	14,000	(2)	(19)	0	(21)

							$(2)	$8	$27	$(21)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	EUR versus CAD 01-Month ATM Implied Volatility	10.600%	04/21/2015	EUR 2	$0	$0	$0	$0

MSB	Pay	EUR versus CAD 01-Month ATM Implied Volatility	10.800%	04/21/2015	2	0	0	0	0

						$0	$0	$0	$0

Total Swap Agreements						$(2,904)	$(11,143)	$131	$(14,178)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	163

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $5,503 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$24	$0	$0	$24	$(25)	$0	$0	$(25)	$(1)	$0	$(1)
BOA	933	25	0	958	(2,372)	(691)	(223)	(3,286)	(2,328)	2,266	(62)
BPS	31	0	0	31	(41)	(771)	(4,983)	(5,795)	(5,764)	582	(5,182)
BRC	1,267	6	39	1,312	(35)	(25)	(24)	(84)	1,228	(1,070)	158
CBK	1,554	13	42	1,609	(1,199)	(771)	(2,344)	(4,314)	(2,705)	276	(2,429)
DUB	3,109	0	0	3,109	(2,146)	(7)	(3,018)	(5,171)	(2,062)	(1,280)	(3,342)
FBF	516	0	29	545	(11)	0	0	(11)	534	(580)	(46)
GLM	5,719	661	0	6,380	(1,886)	(3,025)	(1,910)	(6,821)	(441)	(1,450)	(1,891)
GST	0	0	21	21	0	0	(1,307)	(1,307)	(1,286)	1,132	(154)
HUS	128	28	0	156	(391)	(27)	(43)	(461)	(305)	154	(151)
JPM	2,790	0	0	2,790	(522)	(10)	(39)	(571)	2,219	(2,026)	193
MSB	450	0	0	450	(580)	(287)	0	(867)	(417)	547	130
MYC	0	0	0	0	0	0	(275)	(275)	(275)	190	(85)
SCX	70	0	0	70	(98)	0	0	(98)	(28)	0	(28)
UAG	965	0	0	965	(362)	(912)	(12)	(1,286)	(321)	281	(40)

Total Over the Counter	$17,556	$733	$131	$18,420	$(9,668)	$(6,526)	$(14,178)	$(30,372)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$542	$542
Swap Agreements	0	0	0	0	110	110

	$0	$0	$0	$0	$652	$652

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$17,556	$0	$17,556
Purchased Options	0	0	0	34	699	733
Swap Agreements	0	102	0	2	27	131

	$0	$102	$0	$17,592	$726	$18,420

	$0	$102	$0	$17,592	$1,378	$19,072

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$57	$57
Swap Agreements	0	10	0	0	735	745

	$0	$10	$0	$0	$792	$802

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,668	$0	$9,668
Written Options	0	1	0	5,020	1,505	6,526
Swap Agreements	0	2,031	0	12,126	21	14,178

	$0	$2,032	$0	$26,814	$1,526	$30,372

	$0	$2,042	$0	$26,814	$2,318	$31,174

164	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$215	$215
Futures	0	0	0	0	(421)	(421)
Swap Agreements	0	(153)	0	0	(9,733)	(9,886)

	$0	$(153)	$0	$0	$(9,939)	$(10,092)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,094)	$0	$(1,094)
Purchased Options	0	0	0	(52)	0	(52)
Written Options	0	124	0	1,750	78	1,952
Swap Agreements	0	777	0	(7,361)	2,289	(4,295)

	$0	$901	$0	$(6,757)	$2,367	$(3,489)

	$0	$748	$0	$(6,757)	$(7,572)	$(13,581)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	1,027	1,027
Swap Agreements	0	(347)	0	0	(724)	(1,071)

	$0	$(347)	$0	$0	$302	$(45)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,279	$0	$16,279
Purchased Options	0	0	0	(58)	(881)	(939)
Written Options	0	19	0	(3,121)	408	(2,694)
Swap Agreements	0	(812)	0	(10,416)	(765)	(11,993)

	$0	$(793)	$0	$2,684	$(1,238)	$653

	$0	$(1,140)	$0	$2,684	$(936)	$608

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Australia
Corporate Bonds & Notes	$0	$2,124	$0	$2,124
Mortgage-Backed Securities	0	4,559	0	4,559
Sovereign Issues	0	2,547	0	2,547
Brazil
Corporate Bonds & Notes	0	4,573	0	4,573
Sovereign Issues	0	9,156	0	9,156
Canada
Sovereign Issues	0	14,445	0	14,445
Cayman Islands
Asset-Backed Securities	0	489	0	489
China
Sovereign Issues	0	360	0	360
Denmark
Corporate Bonds & Notes	0	5,549	0	5,549
France
Sovereign Issues	0	51,623	0	51,623
Germany
Corporate Bonds & Notes	0	2,986	0	2,986
Sovereign Issues	0	1,450	0	1,450
Greece
Corporate Bonds & Notes	0	1,935	0	1,935
Ireland
Asset-Backed Securities	0	1,143	0	1,143
Corporate Bonds & Notes	0	4,080	0	4,080
Italy
Asset-Backed Securities	0	2,275	0	2,275
Corporate Bonds & Notes	0	8,328	0	8,328

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Mortgage-Backed Securities	$0	$1,965	$0	$1,965
Sovereign Issues	0	83,394	0	83,394
Japan
Corporate Bonds & Notes	0	801	0	801
Sovereign Issues	0	83,951	0	83,951
Luxembourg
Asset-Backed Securities	0	669	0	669
Mexico
Sovereign Issues	0	13,800	0	13,800
Netherlands
Corporate Bonds & Notes	0	3,096	0	3,096
Norway
Corporate Bonds & Notes	0	8,134	0	8,134
Poland
Sovereign Issues	0	21,897	0	21,897
Slovenia
Sovereign Issues	0	16,524	0	16,524
Spain
Corporate Bonds & Notes	0	1,408	0	1,408
Sovereign Issues	0	46,375	0	46,375
Supranational
Corporate Bonds & Notes	0	7,329	0	7,329
Sweden
Corporate Bonds & Notes	0	3,662	0	3,662
Sovereign Issues	0	1,350	0	1,350
Switzerland
Corporate Bonds & Notes	0	4,133	0	4,133
United Kingdom
Bank Loan Obligations	0	4,189	0	4,189

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	165

Schedule of Investments PIMCO Global Bond Fund (Unhedged) (Cont.)

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Corporate Bonds & Notes	$0	$8,431	$0	$8,431
Mortgage-Backed Securities	0	1,967	0	1,967
Sovereign Issues	0	29,825	0	29,825
United States
Asset-Backed Securities	0	7,517	0	7,517
Corporate Bonds & Notes	0	20,238	0	20,238
Mortgage-Backed Securities	0	58,135	99	58,234
Preferred Securities	218	0	0	218
U.S. Government Agencies	0	44,561	21	44,582
U.S. Treasury Obligations	0	76,646	0	76,646
Short-Term Instruments
Certificates of Deposit	0	12,417	0	12,417
Repurchase Agreements	0	1,113	0	1,113
U.S. Treasury Bills	0	1,738	0	1,738
	$218	$682,887	$120	$683,225

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$31,424	$0	$0	$31,424

Total Investments	$31,642	$682,887	$120	$714,649

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(112,916)	$0	$(112,916)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	542	110	0	652
Over the counter	0	18,420	0	18,420
	$542	$18,530	$0	$19,072

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(57)	(745)	0	(802)
Over the counter	0	(30,372)	0	(30,372)
	$(57)	$(31,117)	$0	$(31,174)

Totals	$32,127	$557,384	$120	$589,631

There were assets and liabilities valued at $ 20,982 transferred from Level 1 to Level 2 during the period ended March 31, 2015. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended March 31, 2015. There were no significant transfers between Levels 2 and 3 during the period ended March 31, 2015.

166	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged)

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.8%

AUSTRALIA 0.1%

MORTGAGE-BACKED SECURITIES 0.1%
Puma Finance Pty. Ltd.
0.402% due 02/21/2038		$85	$85
Swan Trust
3.530% due 04/25/2041	AUD	323	248
Torrens Trust
2.685% due 10/19/2038		116	88

Total Australia (Cost $486)			421

BRAZIL 1.7%

CORPORATE BONDS & NOTES 0.4%
Petrobras Global Finance BV
3.151% due 03/17/2020		$1,700	1,470
3.250% due 03/17/2017		900	833

			2,303

SOVEREIGN ISSUES 1.3%
Banco Nacional de Desenvolvimento Economico e Social
4.000% due 04/14/2019		1,000	993
5.750% due 09/26/2023		700	723
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2016	BRL	11,800	3,361
0.000% due 01/01/2018		6,900	1,536
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2021		1,200	334

			6,947

Total Brazil (Cost $10,683)			9,250

CANADA 1.9%

CORPORATE BONDS & NOTES 0.1%
Caisse Centrale Desjardins
2.550% due 03/24/2016		$500	510

SOVEREIGN ISSUES 1.8%
Province of British Columbia
4.300% due 06/18/2042	CAD	100	103
Province of Ontario
2.100% due 09/08/2018		700	574
2.450% due 06/29/2022		$500	513
3.150% due 06/02/2022	CAD	3,300	2,862
3.450% due 06/02/2045		1,200	1,067
3.500% due 06/02/2024		3,100	2,755
4.000% due 10/07/2019		$400	442
Province of Quebec
2.750% due 08/25/2021		700	732
4.250% due 12/01/2021	CAD	700	646
5.125% due 11/14/2016		$300	321

			10,015

Total Canada (Cost $11,423)			10,525

CAYMAN ISLANDS 0.1%

ASSET-BACKED SECURITIES 0.1%
Four Corners CLO Ltd.
0.526% due 01/26/2020		$643	640
Halcyon Structured Asset Management Long/Short Ltd.
0.481% due 08/07/2021		98	98

Total Cayman Islands (Cost $730)			738

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 0.2%

CORPORATE BONDS & NOTES 0.2%
Sinopec Group Overseas Development Ltd.
1.750% due 04/10/2017		$900	$902

Total China (Cost $899)			902

DENMARK 2.5%

CORPORATE BONDS & NOTES 2.5%
Nykredit Realkredit A/S
2.000% due 04/01/2015	DKK	3,300	475
2.000% due 10/01/2015		80,800	11,758
Realkredit Danmark A/S
2.000% due 01/01/2016		11,300	1,654

Total Denmark (Cost $14,827)			13,887

FRANCE 6.9%

CORPORATE BONDS & NOTES 0.1%
Banque PSA Finance S.A.
4.000% due 06/24/2015	EUR	300	325

SOVEREIGN ISSUES 6.8%
France Government Bond
1.000% due 05/25/2018		20,200	22,486
2.500% due 05/25/2030		300	402
3.250% due 05/25/2045		4,600	7,672
4.000% due 10/25/2038		1,300	2,290
4.500% due 04/25/2041		2,200	4,262

			37,112

Total France (Cost $39,678)			37,437

GERMANY 0.9%

CORPORATE BONDS & NOTES 0.3%
Hypothekenbank in Essen AG
6.000% due 11/30/2016	AUD	800	638
Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	1,400	1,150
7.000% due 05/10/2017		200	159

			1,947

SOVEREIGN ISSUES 0.6%
Republic of Germany
0.100% due 04/15/2023 (c)	EUR	610	725
2.500% due 01/04/2021		2,300	2,841

			3,566

Total Germany (Cost $5,848)			5,513

GREECE 0.3%

CORPORATE BONDS & NOTES 0.3%
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,700	1,585

Total Greece (Cost $2,326)			1,585

IRELAND 1.2%

ASSET-BACKED SECURITIES 0.1%
Mercator CLO PLC
0.283% due 02/18/2024	EUR	306	326

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 1.1%
Depfa ACS Bank
3.875% due 11/14/2016	EUR	2,000	$2,282
5.125% due 03/16/2037		$650	840
German Postal Pensions Securitisation PLC
4.375% due 01/18/2022	EUR	2,000	2,757

			5,879

Total Ireland (Cost $6,625)			6,205

ITALY 15.5%

ASSET-BACKED SECURITIES 0.2%
Berica Asset-Backed Security SRL
0.321% due 12/31/2055	EUR	148	159
Claris ABS
0.538% due 10/31/2060		1,122	1,199

			1,358

CORPORATE BONDS & NOTES 2.1%
Banca Carige SpA
3.875% due 10/24/2018		2,600	3,123
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2019		1,530	1,861
Banco Popolare SC
3.500% due 03/14/2019		3,700	4,215
Intesa Sanpaolo SpA
3.125% due 01/15/2016		$700	710
3.625% due 08/12/2015		1,500	1,514

			11,423

MORTGAGE-BACKED SECURITIES 0.1%
Berica Residential MBS SRL
0.288% due 03/31/2048	EUR	806	854

SOVEREIGN ISSUES 13.1%
Italy Buoni Poliennali Del Tesoro
2.150% due 11/12/2017 (c)		1,091	1,235
2.500% due 12/01/2024		6,500	7,790
3.250% due 09/01/2046		3,000	4,091
3.750% due 09/01/2024		6,300	8,287
4.000% due 02/01/2037		2,800	4,096
4.500% due 03/01/2024		4,200	5,785
4.750% due 08/01/2023		14,500	20,126
4.750% due 09/01/2028		1,700	2,538
4.750% due 09/01/2044		2,500	4,290
5.000% due 09/01/2040		2,300	3,923
5.500% due 09/01/2022		500	710
5.500% due 11/01/2022		5,500	7,845
Italy Government International Bond
6.000% due 08/04/2028	GBP	600	1,133

			71,849

Total Italy (Cost $89,856)			85,484

JAPAN 11.8%

CORPORATE BONDS & NOTES 0.1%
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.700% due 03/05/2018		$600	601

SOVEREIGN ISSUES 11.7%
Japan Government International Bond
1.400% due 09/20/2034	JPY	1,330,000	11,680
1.500% due 12/20/2044		710,000	6,140
1.600% due 03/20/2033		1,340,000	12,323

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	167

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.700% due 09/20/2032	JPY	2,910,000	$27,237
1.700% due 09/20/2044		780,000	7,063

			64,443

Total Japan (Cost $69,667)			65,044

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%
Erste Europaische Pfandbrief und Kommunalkreditbank AG S.A.
4.250% due 06/04/2018	EUR	1,350	1,618

Total Luxembourg (Cost $1,587)			1,618

MEXICO 0.7%

SOVEREIGN ISSUES 0.7%
Mexico Government International Bond
4.750% due 06/14/2018	MXN	59,100	3,881

Total Mexico (Cost $4,435)			3,881

NETHERLANDS 0.2%

ASSET-BACKED SECURITIES 0.2%
Cadogan Square CLO BV
0.391% due 01/17/2023	EUR	209	222
Highlander Euro CDO BV
0.281% due 05/01/2023		786	835

			1,057

CORPORATE BONDS & NOTES 0.0%
GMAC International Finance BV
7.500% due 04/21/2015		100	108

Total Netherlands (Cost $1,286)			1,165

NORWAY 1.0%

CORPORATE BONDS & NOTES 0.4%
Eksportfinans ASA
2.375% due 05/25/2016		$1,500	1,509
5.500% due 05/25/2016		500	520

			2,029

SOVEREIGN ISSUES 0.6%
Kommunalbanken A/S
0.649% due 03/27/2017		2,400	2,416
Norway Government Bond
3.750% due 05/25/2021	NOK	6,500	927

			3,343

Total Norway (Cost $5,331)			5,372

POLAND 3.1%

SOVEREIGN ISSUES 3.1%
Poland Government International Bond
3.250% due 07/25/2025	PLN	42,600	12,228
4.000% due 10/25/2023		15,200	4,578

Total Poland (Cost $17,963)			16,806

SLOVENIA 2.5%

SOVEREIGN ISSUES 2.5%
Slovenia Government International Bond
4.125% due 02/18/2019		$2,700	2,862
4.125% due 01/26/2020	EUR	1,400	1,761
4.700% due 11/01/2016		3,100	3,578

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 05/10/2018		$2,500	$2,685
5.250% due 02/18/2024		900	1,037
5.500% due 10/26/2022		1,100	1,272
5.850% due 05/10/2023		600	712

Total Slovenia (Cost $14,385)			13,907

SPAIN 5.9%

CORPORATE BONDS & NOTES 0.1%
BPE Financiaciones S.A.
2.875% due 05/19/2016	EUR	100	110
Cedulas Fondo de Titulizacion de Activos
3.875% due 05/23/2025		200	271

			381

SOVEREIGN ISSUES 5.8%
Autonomous Community of Catalonia
3.875% due 04/07/2015		50	54
4.300% due 11/15/2016		1,200	1,362
4.950% due 02/11/2020		150	185
Spain Government International Bond
3.800% due 04/30/2024		13,900	18,361
4.700% due 07/30/2041		900	1,513
4.800% due 01/31/2024		1,900	2,679
5.150% due 10/31/2044		3,800	6,959
5.400% due 01/31/2023		100	143
Xunta de Galicia
6.131% due 04/03/2018		450	570

			31,826

Total Spain (Cost $34,668)			32,207

SUPRANATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%
International Bank for Reconstruction & Development
4.500% due 08/16/2016	NZD	700	530

Total Supranational (Cost $588)			530

SWEDEN 0.6%

CORPORATE BONDS & NOTES 0.5%
Stadshypotek AB
3.000% due 03/21/2018	SEK	2,000	252
4.250% due 10/10/2017	AUD	1,700	1,345
Swedbank AB
2.200% due 03/04/2020		$900	905
Swedbank Hypotek AB
3.750% due 12/20/2017	SEK	3,500	447

			2,949

SOVEREIGN ISSUES 0.1%
Sweden Government International Bond
4.250% due 03/12/2019		3,700	505

Total Sweden (Cost $4,160)			3,454

SWITZERLAND 1.5%

CORPORATE BONDS & NOTES 1.5%
UBS AG
4.750% due 05/22/2023		$1,400	1,451
7.250% due 02/22/2022		4,500	4,853
7.625% due 08/17/2022		1,400	1,701

Total Switzerland (Cost $7,949)			8,005

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED KINGDOM 7.9%

ASSET-BACKED SECURITIES 0.3%
Motor PLC
0.654% due 08/25/2021		$1,757	$1,760

BANK LOAN OBLIGATIONS 0.4%
Virgin Media Bristol LLC
3.500% due 06/07/2020		2,052	2,052

CORPORATE BONDS & NOTES 1.4%
Barclays PLC
3.650% due 03/16/2025		1,900	1,910
6.500% due 09/15/2019 (d)	EUR	700	779
Lloyds Bank PLC
4.875% due 03/30/2027	GBP	200	378
Pearson Dollar Finance PLC
6.250% due 05/06/2018		$1,275	1,427
Royal Bank of Scotland PLC
9.500% due 03/16/2022		900	1,017
Tesco PLC
6.125% due 02/24/2022	GBP	1,050	1,774
Tesco Property Finance PLC
5.411% due 07/13/2044		200	294

			7,579

MORTGAGE-BACKED SECURITIES 2.1%
Eurosail PLC
0.722% due 06/10/2044		179	260
Fosse Master Issuer PLC
2.663% due 10/18/2054		1,100	1,643
Granite Mortgages PLC
0.886% due 06/20/2044		302	446
Hercules Eclipse PLC
0.805% due 10/25/2018		997	1,462
Lanark Master Issuer PLC
1.662% due 12/22/2054		$659	664
Leek Finance PLC
0.525% due 09/21/2038		2,409	2,519
Newgate Funding PLC
1.564% due 12/15/2050	GBP	757	1,085
1.814% due 12/15/2050		378	529
ResLoc UK PLC
0.724% due 12/15/2043		2,214	3,074

			11,682

SOVEREIGN ISSUES 3.7%
United Kingdom Gilt
2.250% due 09/07/2023		1,500	2,355
3.250% due 01/22/2044 (e)		5,700	10,114
3.500% due 01/22/2045		300	558
4.250% due 06/07/2032		600	1,173
4.250% due 03/07/2036		200	399
4.250% due 12/07/2040 (e)		1,800	3,694
4.500% due 09/07/2034 (e)		700	1,427
4.750% due 12/07/2038		300	652

			20,372

Total United Kingdom (Cost $41,378)			43,445

UNITED STATES 20.6%

ASSET-BACKED SECURITIES 2.6%
AFC Home Equity Loan Trust
0.884% due 12/22/2027		$1	1

168	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Amortizing Residential Collateral Trust
0.874% due 10/25/2031	$8	$7
Amresco Residential Securities Corp. Mortgage Loan Trust
1.114% due 06/25/2029	9	8
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.534% due 10/25/2035	2,000	1,901
Bear Stearns Asset-Backed Securities Trust
0.451% due 04/25/2036	3,500	3,287
0.834% due 10/25/2032	2	2
Countrywide Asset-Backed Certificates
0.354% due 09/25/2036	56	55
Credit Suisse First Boston Mortgage Securities Corp.
0.791% due 01/25/2032	6	5
EMC Mortgage Loan Trust
0.624% due 05/25/2043	558	531
First Alliance Mortgage Loan Trust
0.168% due 12/20/2027	20	19
GSAMP Trust
1.041% due 11/25/2034	889	819
Home Equity Asset Trust
0.359% due 07/25/2037	1,492	1,417
Home Equity Mortgage Trust
6.000% due 01/25/2037 ^	132	69
JPMorgan Mortgage Acquisition Trust
0.234% due 03/25/2047	29	28
Long Beach Mortgage Loan Trust
0.644% due 08/25/2035	106	106
MASTR Specialized Loan Trust
0.544% due 01/25/2037	1,611	1,064
Merrill Lynch Mortgage Investors Trust
0.654% due 05/25/2036	100	91
Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^	2,619	1,609
Renaissance Home Equity Loan Trust
0.674% due 12/25/2033	18	17
Residential Asset Mortgage Products Trust
0.731% due 06/25/2032	6	5
Residential Asset Securities Corp. Trust
0.674% due 07/25/2032 ^	12	11
0.969% due 01/25/2035	230	218
SLM Student Loan Trust
1.756% due 04/25/2023	834	856
Specialty Underwriting & Residential Finance Trust
0.324% due 06/25/2037	697	404
0.674% due 06/25/2036	700	669
Structured Asset Investment Loan Trust
1.074% due 09/25/2034	893	860

		14,059

CORPORATE BONDS & NOTES 1.8%
Ally Financial, Inc.
3.125% due 01/15/2016	100	101
3.500% due 07/18/2016	400	406
4.625% due 06/26/2015	2,400	2,415
4.750% due 09/10/2018	400	413
Bank of America Corp.
6.100% due 03/17/2025 (d)	1,200	1,220
Burlington Northern Santa Fe LLC
5.750% due 03/15/2018	446	500
CIT Group, Inc.
5.250% due 03/15/2018	700	726
Cleveland Electric Illuminating Co.
5.700% due 04/01/2017	331	355
International Lease Finance Corp.
6.750% due 09/01/2016	600	639

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Lehman Brothers Holdings, Inc.
6.875% due 05/02/2018 ^	$700	$102
Masco Corp.
5.850% due 03/15/2017	1,000	1,073
6.125% due 10/03/2016	300	321
Navient Corp.
5.000% due 04/15/2015	200	200
6.250% due 01/25/2016	84	87
8.450% due 06/15/2018	100	111
Springleaf Finance Corp.
6.900% due 12/15/2017	300	320
Wells Fargo & Co.
3.000% due 02/19/2025	800	805
5.875% due 06/15/2025 (d)	200	212

		10,006

MORTGAGE-BACKED SECURITIES 3.4%
American Home Mortgage Assets Trust
0.364% due 05/25/2046 ^	305	220
Banc of America Mortgage Trust
2.678% due 06/25/2035	345	333
BCAP LLC Trust
0.861% due 01/26/2047	64	57
5.250% due 08/26/2037	96	100
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035	109	110
2.466% due 10/25/2033	16	16
2.473% due 08/25/2033	14	14
2.482% due 05/25/2034	15	14
2.515% due 03/25/2035	14	14
2.648% due 05/25/2034	33	32
2.699% due 09/25/2034	168	162
2.731% due 05/25/2047 ^	367	319
3.015% due 11/25/2034	11	11
Bear Stearns ALT-A Trust
0.334% due 02/25/2034	78	71
2.589% due 11/25/2035 ^	624	484
2.671% due 05/25/2035	23	23
2.756% due 08/25/2036 ^	220	162
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036	159	130
Citigroup Mortgage Loan Trust, Inc.
2.280% due 09/25/2035	57	57
2.715% due 09/25/2037 ^	372	335
Commercial Mortgage Trust
1.766% due 01/10/2046 (a)	4,851	399
Countrywide Alternative Loan Trust
0.356% due 02/20/2047	405	306
0.386% due 07/20/2046 ^	314	227
0.454% due 02/25/2037	455	357
0.524% due 05/25/2037 ^	226	139
1.628% due 11/25/2035	66	54
2.168% due 11/25/2035	22	19
2.587% due 02/25/2037 ^	106	95
5.249% due 11/25/2035 ^	305	248
5.250% due 06/25/2035 ^	33	30
6.250% due 08/25/2037 ^	44	39
6.500% due 06/25/2036 ^	93	78
Countrywide Home Loan Mortgage Pass-Through Trust
0.374% due 04/25/2046	488	429
0.934% due 09/25/2034	50	47
2.349% due 04/20/2035	8	8
2.471% due 08/25/2034	112	97
2.590% due 08/25/2034	12	10
Countrywide Home Loan Reperforming REMIC Trust
0.514% due 06/25/2035	200	177

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
2.474% due 08/25/2033	$22	$23
6.500% due 04/25/2033	5	6
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^	223	122
DBUBS Mortgage Trust
0.247% due 11/10/2046 (a)	900	15
1.372% due 11/10/2046 (a)	2,317	48
Deutsche ALT-A Securities, Inc.
0.314% due 07/25/2047	1,100	933
Extended Stay America Trust
1.079% due 12/05/2031 (a)	4,000	38
Greenpoint Mortgage Funding Trust
0.444% due 11/25/2045	12	10
GS Mortgage Securities Corp.
1.724% due 02/10/2046 (a)	2,900	276
2.354% due 11/10/2045 (a)	2,421	279
GSR Mortgage Loan Trust
1.860% due 03/25/2033	11	11
2.235% due 06/25/2034	26	25
2.752% due 01/25/2035	70	67
6.000% due 03/25/2032	1	1
HarborView Mortgage Loan Trust
0.516% due 06/20/2035	37	35
0.978% due 12/19/2036 ^	148	124
2.481% due 05/19/2033	48	48
Impac CMB Trust
0.894% due 10/25/2034	1,018	871
1.174% due 07/25/2033	10	10
IndyMac Mortgage Loan Trust
4.544% due 09/25/2035	145	124
JPMorgan Mortgage Trust
1.990% due 11/25/2033	13	13
4.998% due 10/25/2035	54	53
MASTR Alternative Loan Trust
0.574% due 03/25/2036	56	14
Merrill Lynch Mortgage Investors Trust
0.424% due 08/25/2036	40	38
2.124% due 02/25/2036	242	239
2.216% due 02/25/2033	18	17
2.476% due 02/25/2036	100	97
2.810% due 05/25/2033	26	25
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	341	262
Residential Accredit Loans, Inc. Trust
0.324% due 02/25/2047	453	261
0.354% due 06/25/2046	445	201
1.628% due 08/25/2035	476	408
Residential Asset Securitization Trust
0.574% due 01/25/2046 ^	88	46
Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	3	3
Royal Bank of Scotland Capital Funding Trust
6.028% due 12/16/2049	180	188
Sequoia Mortgage Trust
0.376% due 07/20/2036	586	549
0.526% due 07/20/2033	86	81
Structured Adjustable Rate Mortgage Loan Trust
2.423% due 04/25/2034	44	44
2.490% due 09/25/2035	620	554
2.545% due 02/25/2034	18	18
Structured Asset Mortgage Investments Trust
0.384% due 05/25/2046	107	80
0.394% due 05/25/2036	271	203
0.394% due 09/25/2047	484	390
0.758% due 07/19/2034	21	21

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	169

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	$320	$212
Thornburg Mortgage Securities Trust
1.421% due 06/25/2047 ^	146	131
1.424% due 06/25/2037	519	456
1.424% due 06/25/2047 ^	76	68
5.750% due 06/25/2037	519	518
6.225% due 09/25/2037	229	237
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045	1,267	1,193
WaMu Mortgage Pass-Through Certificates Trust
0.484% due 01/25/2045	50	47
1.948% due 02/27/2034	36	35
2.011% due 12/25/2036 ^	1,098	964
2.340% due 12/25/2035	678	648
2.358% due 08/25/2035	12	12
2.444% due 06/25/2033	14	14
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041	4	4
Washington Mutual Mortgage Pass-Through Certificates Trust
1.068% due 07/25/2046 ^	73	43
Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	272	249
Wells Fargo Mortgage-Backed Securities Trust
2.617% due 04/25/2036	224	224
2.628% due 06/25/2035	430	435
6.000% due 07/25/2036 ^	262	265
Wells Fargo-RBS Commercial Mortgage Trust
1.490% due 03/15/2045 (a)	7,263	511

		18,560

	SHARES
PREFERRED SECURITIES 0.0%
Navient Corp. CPI Linked Security
2.806% due 01/16/2018	1,800	44

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 2.6%
Fannie Mae
0.274% due 01/25/2021	$5	5
0.374% due 10/27/2037	994	982
0.674% due 12/25/2040	464	469
0.754% due 06/25/2041	1,157	1,173
0.774% due 11/25/2020	1,081	1,098
2.004% due 12/01/2034	63	67
2.488% due 11/01/2034	117	126
4.295% due 06/01/2021	3,125	3,516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 04/25/2043 - 07/25/2044	$188	$215
6.500% due 11/25/2042	154	176
Freddie Mac
0.625% due 12/15/2031	1	1
0.775% due 12/15/2037	91	92
1.048% due 11/25/2022 (a)	3,364	217
1.220% due 10/25/2044	172	177
Ginnie Mae
0.775% due 02/16/2030	24	24
0.825% due 02/16/2030	23	23
1.625% due 11/20/2021 - 06/20/2030	61	63
2.000% due 07/20/2022 - 05/20/2030	37	38
6.000% due 08/20/2034	845	972
NCUA Guaranteed Notes
0.545% due 11/06/2017	2,453	2,460
0.735% due 12/08/2020	1,136	1,147
Small Business Administration
5.600% due 09/01/2028	436	493
Tennessee Valley Authority
5.880% due 04/01/2036	637	896

		14,430

U.S. TREASURY OBLIGATIONS 10.2%
U.S. Treasury Bonds
2.750% due 11/15/2042	700	728
3.125% due 11/15/2041	1,400	1,566
3.125% due 02/15/2042	800	894
3.625% due 08/15/2043	1,800	2,200
3.625% due 02/15/2044	3,100	3,793
4.250% due 05/15/2039	100	132
4.375% due 05/15/2040	400	541
4.500% due 08/15/2039	200	274
6.125% due 11/15/2027	2,200	3,184
U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022	1,343	1,356
0.125% due 07/15/2022 (g)	6,404	6,481
0.125% due 01/15/2023 (g)	6,886	6,925
0.250% due 01/15/2025	15,592	15,736
1.375% due 01/15/2020	216	234
1.375% due 02/15/2044	201	236
1.750% due 01/15/2028	1,785	2,094
2.375% due 01/15/2027	348	430
2.500% due 01/15/2029	653	836
3.875% due 04/15/2029	995	1,465
U.S. Treasury Notes
1.500% due 08/31/2018 (g)(i)	3,700	3,757
1.625% due 08/15/2022 (i)	100	99

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.750% due 10/31/2020 (g)(i)		$800	$811
2.000% due 11/30/2020 (i)		700	718
2.375% due 08/15/2024 (i)		1,200	1,247

			55,737

Total United States (Cost $107,836)			112,836

SHORT-TERM INSTRUMENTS 2.3%

CERTIFICATES OF DEPOSIT 1.4%
Intesa Sanpaolo SpA
1.632% due 04/11/2016		$2,000	2,007
1.650% due 04/07/2015		5,700	5,700

			7,707

MEXICO TREASURY BILLS 0.8%
3.021% due 04/01/2015	MXN	65,200	4,274

U.S. TREASURY BILLS 0.1%
0.027% due 06/04/2015 - 06/25/2015 (b)		$441	441

Total Short-Term Instruments (Cost $12,670)			12,422

Total Investments in Securities (Cost $507,284)			492,639

		SHARES
INVESTMENTS IN AFFILIATES 10.2%

SHORT-TERM INSTRUMENTS 10.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.2%
PIMCO Short-Term Floating NAV Portfolio		1,026	10
PIMCO Short-Term Floating NAV Portfolio III		5,653,009	56,061

Total Short-Term Instruments (Cost $56,064)			56,071

Total Investments in Affiliates (Cost $56,064)			56,071

Total Investments 100.0% (Cost $563,348)			$548,710

Financial Derivative Instruments (f)(h) 1.1% (Cost or Premiums, net $(2,575))			6,116

Other Assets and Liabilities, net (1.1%)			(6,138)

Net Assets 100.0%			$548,688

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

170	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (2)
BPS	0.529%	02/12/2015	05/14/2015	GBP (5,486)	$(8,170)
	0.538%	02/12/2015	05/14/2015	(981)	(1,439)

Total Sale-Buyback Transactions					$(9,609)

(1)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $10,046 at a weighted average interest rate of 0.495%.
(2)	Payable for sale-buyback transactions includes $27 of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2045	$ 10,000	$(10,420)	$(10,506)
Fannie Mae	4.000%	04/01/2045	900	(958)	(963)
Fannie Mae	4.000%	05/01/2045	23,000	(24,519)	(24,556)
Fannie Mae	4.500%	05/01/2045	38,600	(41,909)	(42,013)

Total Short Sales				$(77,806)	$(78,038)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of March 31, 2015:

(e)	Securities with an aggregate market value of $9,484 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure (3)
Master Securities Forward Transaction Agreement
BPS	$0	$0	$(9,609)	$(9,609)	$9,484	$(125)

Total Borrowings and Other Financing Transactions	$0	$0	$(9,609)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	82	$(12)	$0	$(3)
90-Day Eurodollar June Futures	Short	06/2015	155	(10)	0	(2)
90-Day Eurodollar March Futures	Short	03/2016	102	(17)	0	(6)
90-Day Eurodollar September Futures	Short	09/2015	99	(11)	0	(3)
Australia Government 3-Year Note June Futures	Long	06/2015	150	62	25	0
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	89	2	4	(4)
Canada Government 10-Year Bond June Futures	Short	06/2015	83	(48)	6	(7)
Euro-Bobl June Futures	Long	06/2015	22	3	2	(1)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	148	28	41	(30)
Euro-Buxl 30-Year Bond June Futures	Long	06/2015	9	107	10	0
Put Options Strike @ EUR 111.100 on Euro-Schatz June Futures	Short	05/2015	72	2	0	0
Put Options Strike @ EUR 152.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	76	25	1	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	1,483	722	416	0
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	19	32	8	0
U.S. Treasury Ultra Long-Term Bond June Futures	Long	06/2015	28	46	8	0
United Kingdom Long Gilt June Futures	Long	06/2015	61	(3)	2	(5)

Total Futures Contracts				$928	$523	$(61)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	171

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
iTraxx Europe Senior 22 5-Year Index	(1.000%	)	12/20/2019	EUR 23,550	$(482)	$(143)	$0	$(4)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month PLN-WIBOR	2.000%	09/16/2025	PLN	3,300	$(11)	$(9)	$0	$0
Pay	3-Month SEK-LIBOR	1.013%	01/23/2025	SEK	100	0	0	0	0
Pay	3-Month SEK-LIBOR	1.023%	01/23/2025		100	0	0	0	0
Pay	3-Month SEK-LIBOR	1.033%	01/23/2025		100	0	0	0	0
Pay	3-Month SEK-LIBOR	1.036%	01/23/2025		100	0	0	0	0
Receive	3-Month USD-LIBOR	0.800%	09/25/2017	$	17,700	112	(152)	0	(13)
Receive	3-Month USD-LIBOR	2.500%	06/17/2022		108,500	(4,594)	(307)	0	(226)
Pay	3-Month USD-LIBOR	3.000%	06/20/2023		19,900	529	1,641	21	0
Receive	3-Month USD-LIBOR	3.000%	06/18/2024		2,100	(202)	(176)	0	(4)
Pay	3-Month USD-LIBOR	4.500%	06/19/2024		3,300	292	(13)	2	0
Receive	3-Month USD-LIBOR	2.250%	05/13/2025		12,000	(209)	(34)	0	(24)
Pay	3-Month USD-LIBOR	3.500%	12/17/2034		4,000	812	470	7	0
Pay	3-Month USD-LIBOR	3.500%	12/17/2044		5,900	1,510	1,021	6	0
Receive	6-Month EUR-EURIBOR	0.150%	09/16/2017	EUR	50,700	(52)	(13)	0	(10)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		39,100	(641)	(141)	0	(122)
Receive	6-Month EUR-EURIBOR	1.500%	03/16/2046		5,400	(1,079)	(76)	0	(83)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017	GBP	35,800	(509)	(134)	2	0
Pay	6-Month GBP-LIBOR	1.500%	09/16/2020		7,700	36	42	0	(2)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		7,300	(286)	(9)	0	(16)
Receive	6-Month GBP-LIBOR	3.000%	09/16/2045		600	(218)	(194)	1	0
Receive	6-Month JPY-LIBOR	0.500%	09/17/2021	JPY	3,040,000	(235)	(30)	14	0
Pay	6-Month JPY-LIBOR	1.250%	06/17/2035		260,000	41	(3)	0	(3)
Receive	6-Month JPY-LIBOR	1.500%	12/20/2044		530,000	(196)	12	0	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019	MXN	96,600	(41)	(5)	13	0
Pay	28-Day MXN-TIIE	5.865%	09/08/2021		94,600	96	(132)	15	0
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		7,100	0	(10)	1	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		4,900	13	7	1	0

						$(4,832)	$1,755	$83	$(503)

Total Swap Agreements						$(5,314)	$1,612	$83	$(507)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(g)	Securities with an aggregate market value of $3,335 and cash of $2,692 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$523	$83	$606	$0	$(61)	$(546)	$(607)

(4)	Unsettled variation margin liability of $(39) for closed swap agreements is outstanding at period end.

172	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	04/2015	$		23,274		GBP	15,678	$0	$(17)
	05/2015		GBP	15,678	$		23,269	18	0

BOA	04/2015		BRL	18,152			5,658	0	(29)
	04/2015		CNY	4,015			653	0	0
	04/2015		NZD	2,442			1,835	9	0
	04/2015		PLN	2,271			598	0	(1)
	04/2015	$		6,234		BRL	18,152	0	(546)
	04/2015			2,170		EUR	2,047	31	0
	05/2015			5,407		AUD	6,865	0	(188)
	07/2015		BRL	8,551	$		3,092	485	0
	09/2015	$		40		CNY	246	0	(1)
	01/2016		BRL	11,800	$		3,993	585	0

BPS	04/2015		JPY	9,282,837			77,702	303	0
	04/2015	$		7,918		AUD	10,011	0	(293)
	04/2015			3,475		EUR	3,279	51	0
	05/2015		AUD	10,011	$		7,902	292	0
	05/2015		MXN	3,371			220	0	(1)
	05/2015	$		1,378		JPY	164,600	0	(5)

BRC	04/2015		BRL	5,150	$		2,128	514	0
	04/2015		PLN	2,431			654	13	0
	04/2015	$		1,605		BRL	5,150	8	0
	04/2015			121		MYR	443	0	(2)
	04/2015			296		ZAR	3,490	0	(10)
	04/2015		ZAR	3,434	$		293	12	0
	05/2015		MXN	13,886			925	17	0
	09/2015	$		371		CNY	2,246	0	(10)
	10/2015		DKK	79,747	$		12,359	818	0

CBK	04/2015		AUD	19,972			15,513	301	0
	04/2015		GBP	360			555	21	0
	04/2015		INR	15,575			250	0	0
	04/2015		JPY	1,221,300			10,064	0	(119)
	04/2015		PLN	3,209			861	15	0
	05/2015		CAD	470			376	5	0
	05/2015		MXN	7,255			470	0	(5)
	05/2015	$		1,995		MXN	30,983	32	0
	08/2015		SEK	10,245	$		1,233	40	0
	09/2015	$		1,575		CNY	9,516	0	(47)

DUB	04/2015		GBP	15,045	$		23,336	1,019	0
	04/2015		INR	40,424			645	0	(1)
	04/2015		PLN	44			12	0	0
	04/2015	$		2,323		AUD	3,032	0	(14)
	04/2015			100		HKD	777	0	0
	04/2015			650		INR	40,424	0	(4)
	04/2015			36		RUB	2,215	2	0
	05/2015			1,265		MXN	19,551	14	0
	07/2015		BRL	30,392	$		11,203	1,936	0

FBF	04/2015	$		77,422		JPY	9,259,137	0	(221)
	05/2015		BRL	2,047	$		636	0	0
	05/2015		JPY	9,259,137			77,455	216	0
	05/2015	$		986		MXN	15,325	17	0
	06/2015		INR	78,148	$		1,230	0	(7)
	07/2015		BRL	14,308			5,242	880	0

GLM	04/2015		EUR	122,301			139,004	7,499	0
	04/2015		GBP	273			423	18	0
	04/2015	$		5,321		AUD	6,929	0	(44)
	04/2015			17,566		EUR	15,652	49	(785)
	04/2015			984		JPY	119,300	10	0
	05/2015			8,914		EUR	8,110	0	(190)
	05/2015			829		GBP	556	0	(5)
	05/2015			5,091		JPY	608,900	0	(12)
	08/2015		NOK	7,735	$		1,007	49	0
	08/2015	$		3,851		DKK	24,900	0	(253)

HUS	04/2015		CAD	151	$		119	0	0
	04/2015		HKD	1,189			153	0	0
	04/2015		MXN	64,606			4,459	224	0
	04/2015		PLN	6,849			1,858	53	0
	04/2015	$		57,026		EUR	51,937	0	(1,181)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	173

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	05/2015		EUR	51,937	$		57,051	$1,181	$0
	06/2015		INR	237,278			3,738	0	(21)
	07/2015		PLN	9,809			2,621	43	0

JPM	04/2015		BRL	28,105			8,742	0	(64)
	04/2015		EUR	24,077			25,816	43	(116)
	04/2015		INR	225,037			3,597	0	(2)
	04/2015		MXN	106,504			7,237	263	0
	04/2015		PLN	2,484			674	20	0
	04/2015		RUB	151,472			2,367	0	(221)
	04/2015	$		8,952		BRL	28,105	37	(183)
	04/2015			573		CAD	721	0	(3)
	04/2015			6,550		EUR	6,174	88	0
	04/2015			2,900		INR	180,258	0	(20)
	04/2015			9,369		JPY	1,125,700	45	(28)
	04/2015			2,345		RUB	144,052	117	0
	05/2015		MXN	8,818	$		564	0	(13)
	05/2015	$		8,669		BRL	28,105	65	0
	05/2015			106		MXN	1,565	0	(3)
	07/2015		BRL	8,086	$		2,904	439	0
	07/2015		PLN	38,219			10,177	131	0
	09/2015	$		465		CNY	2,810	0	(14)
	10/2015		DKK	1,412	$		215	11	0
	01/2016		BRL	9,133			3,100	463	0
	01/2016		DKK	4,236			648	33	0

MSB	04/2015		BRL	9,872			3,077	0	(16)
	04/2015		DKK	2,070			314	16	0
	04/2015	$		3,583		BRL	9,872	0	(490)
	09/2015			40		CNY	246	0	0
	01/2016		DKK	6,936	$		1,062	55	0

RBC	04/2015		CAD	10,828			8,684	135	0

SCX	04/2015		CNY	14,066			2,267	0	(21)
	04/2015		INR	307,706			4,901	0	(16)
	04/2015	$		4,924		INR	307,706	2	(9)
	05/2015			326		MXN	4,786	0	(13)
	06/2015			4,826		INR	307,706	48	0

SOG	04/2015			8,195		CAD	10,258	0	(96)
	05/2015		CAD	10,258	$		8,191	96	0

UAG	04/2015		DKK	1,280			194	10	0
	04/2015		EUR	63,295			71,985	3,927	0
	04/2015		INR	317,970			5,071	0	(31)
	04/2015	$		143,473		EUR	130,584	0	(3,062)
	04/2015			6,021		INR	378,325	50	0
	05/2015		EUR	130,584	$		143,536	3,063	0
	06/2015	$		5,002		INR	317,970	35	0
	08/2015		DKK	24,540	$		3,628	82	0
	10/2015			1,430			218	11	0

Total Forward Foreign Currency Contracts								$26,065	$(8,433)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
BRC	Call - OTC USD versus JPY	JPY	124.000	05/07/2015	$1,700	$11	$4

HUS	Call - OTC USD versus JPY		124.000	05/07/2015	8,500	56	21

						$67	$25

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015	$	3,000	$242	$8

CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.450%	09/21/2015		2,100	174	6

GLM	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.000%	11/26/2015	EUR	8,600	141	412

								$557	$426

Total Purchased Options								$624	$451

174	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	1,800	$(3)	$0

BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		5,100	(7)	0

							$(10)	$0

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus BRL	BRL	2.640	06/10/2015	$ 1,700	$(47)	$(321)
	Put - OTC USD versus JPY	JPY	93.000	09/08/2016	4,600	(83)	(13)
	Put - OTC USD versus JPY		80.000	02/18/2019	3,300	(182)	(28)
	Put - OTC USD versus JPY		80.000	02/28/2019	300	(14)	(2)

BPS	Call - OTC USD versus BRL	BRL	2.700	05/29/2015	2,600	(65)	(436)

BRC	Put - OTC USD versus JPY	JPY	116.950	04/30/2015	1,700	(11)	(5)
	Put - OTC USD versus JPY		94.750	04/21/2016	2,300	(69)	(4)
	Put - OTC USD versus JPY		97.000	09/08/2016	1,400	(28)	(6)

CBK	Call - OTC USD versus BRL	BRL	2.740	06/08/2015	2,400	(54)	(379)
	Put - OTC USD versus JPY	JPY	93.000	04/21/2016	1,100	(26)	(2)
	Put - OTC USD versus JPY		95.000	09/08/2016	7,200	(159)	(26)
	Put - OTC USD versus JPY		96.000	09/08/2016	2,100	(50)	(8)

DUB	Put - OTC USD versus JPY		92.000	05/19/2016	2,600	(61)	(4)

GLM	Call - OTC USD versus BRL	BRL	2.650	05/29/2015	900	(26)	(165)
	Call - OTC USD versus BRL		2.710	06/02/2015	1,400	(42)	(232)
	Call - OTC USD versus BRL		3.150	06/21/2016	3,400	(117)	(514)
	Put - OTC USD versus JPY	JPY	116.950	04/30/2015	4,400	(30)	(12)

HUS	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	1,400	(16)	(8)
	Put - OTC USD versus JPY	JPY	116.950	04/30/2015	4,100	(27)	(12)

JPM	Call - OTC USD versus CNY	CNY	6.600	02/05/2016	1,220	(14)	(7)

MSB	Put - OTC EUR versus CAD	CAD	1.326	04/21/2015	EUR 1,400	(7)	(3)
	Call - OTC EUR versus CAD		1.388	04/21/2015	1,400	(7)	(5)
	Call - OTC USD versus BRL	BRL	2.650	06/08/2015	$ 700	(21)	(129)

UAG	Call - OTC USD versus BRL		2.640	06/15/2015	2,600	(71)	(494)

						$(1,227)	$(2,815)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	$500	$(7)	$(1)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	$	13,000	$(247)	$(21)

CBK	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015		8,800	(166)	(15)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950%	06/12/2015		2,900	(15)	(26)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.550%	06/12/2015		2,900	(19)	(6)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	1,600	(43)	(79)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		1,600	(46)	(22)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	1.564%	11/26/2015		3,400	(139)	(794)

								$(675)	$(963)

Total Written Options								$(1,919)	$(3,779)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	175

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	117	$55,900	AUD	0	EUR	0	GBP	0	$(1,025)
Sales	583	201,720		4,000		66,800		6,600	(2,642)
Closing Buys	0	(21,400)		0		0		0	443
Expirations	(511)	(117,600)		(4,000)		(51,800)		(3,300)	932
Exercised	(189)	(30,200)		0		(5,600)		(3,300)	373

Balance at End of Period	0	$88,420	AUD	0	EUR	9,400	GBP	0	$(1,919)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Marsh & McLennan Cos., Inc.	(0.990%	)	09/20/2015	0.029%	$	138	$0	$(1)	$0	$(1)

BRC	Health Care REIT, Inc.	(2.930%	)	06/20/2015	0.093%		400	0	(3)	0	(3)

CBK	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2019	0.630%	EUR	800	(24)	9	0	(15)
	UBS AG	(1.000%	)	09/20/2022	1.502%	$	2,300	124	(47)	77	0

MYC	Royal Bank of Scotland Group PLC	(1.000%	)	03/20/2020	0.651%	EUR	1,200	(36)	14	0	(22)
	UBS AG	(1.000%	)	03/20/2017	0.940%	$	4,000	(7)	1	0	(6)

RYL	Burlington Northern Santa Fe LLC	(0.510%	)	03/20/2018	0.075%		446	0	(6)	0	(6)
	Cleveland Electric Illuminating Co.	(0.940%	)	06/20/2017	0.285%		637	0	(9)	0	(9)

								$57	$(42)	$77	$(62)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	03/20/2019	2.491%	$	200	$(8)	$(3)	$0	$(11)
	Brazil Government International Bond	1.000%	09/20/2019	2.609%		1,000	(28)	(38)	0	(66)
	France Government Bond	0.250%	03/20/2020	0.340%		1,500	(11)	5	0	(6)

BRC	France Government Bond	0.250%	03/20/2020	0.340%		1,600	(11)	5	0	(6)

CBK	Brazil Government International Bond	1.000%	03/20/2019	2.491%		300	(12)	(4)	0	(16)
	France Government Bond	0.250%	03/20/2020	0.340%		1,000	(9)	5	0	(4)
	France Government Bond	0.250%	06/20/2020	0.354%		200	(1)	0	0	(1)

GST	Brazil Government International Bond	1.000%	03/20/2019	2.491%		1,300	(63)	(9)	0	(72)
	France Government Bond	0.250%	03/20/2020	0.340%		4,900	(43)	22	0	(21)
	France Government Bond	0.250%	06/20/2020	0.354%		500	(3)	0	0	(3)
	Greece Government International Bond	1.000%	12/20/2015	52.966%	EUR	1,500	(77)	(379)	0	(456)
	Greece Government International Bond	1.000%	12/20/2015	66.327%	$	300	(22)	(79)	0	(101)

HUS	France Government Bond	0.250%	03/20/2020	0.340%		500	(3)	1	0	(2)

JPM	Brazil Government International Bond	1.000%	03/20/2019	2.491%		1,100	(46)	(15)	0	(61)
	France Government Bond	0.250%	03/20/2020	0.340%		1,900	(14)	6	0	(8)
	France Government Bond	0.250%	06/20/2020	0.354%		500	(3)	0	0	(3)

MYC	Brazil Government International Bond	1.000%	09/20/2019	2.609%		800	(24)	(30)	0	(54)
	France Government Bond	0.250%	03/20/2020	0.340%		1,500	(10)	3	0	(7)

							$(388)	$(510)	$0	$(898)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Counterparty	Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
CBK	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	EUR 1,400	$ 49	$(32)	$17	$0

GST	iTraxx Europe Subordinated 22 5-Year Index	(1.000%	)	12/20/2019	700	24	(15)	9	0

						$ 73	$(47)	$26	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

176	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	400	$495	$0	$(60)	$0	$(60)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		1,490	1,725	(1)	(102)	0	(103)

BPS	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		7,200	9,494	(555)	(1,107)	0	(1,662)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		5,600	7,385	(406)	(886)	0	(1,292)

CBK	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		9,400	11,581	1	(1,355)	0	(1,354)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		1,480	1,721	(8)	(101)	0	(109)

DUB	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020		9,500	11,772	11	(1,447)	0	(1,436)

FBF	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	3,100	3,198	(11)	13	2	0

GLM	Floating rate equal to 3-Month EUR-EURIBOR less 0.100% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2020	EUR	6,200	7,676	2	(932)	0	(930)
	Floating rate equal to 3-Month EUR-EURIBOR less 0.200% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2025		6,500	7,475	(2)	(395)	0	(397)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	177

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

Counterparty	Receive	Pay	Maturity Date (6)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
UAG	Floating rate equal to 3-Month CHF-LIBOR less 0.230% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	06/17/2017	CHF	6,700	$6,921	$(62)	$55	$0	$(7)

							$(1,031)	$(6,317)	$2	$(7,350)

(6)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	700	$5	$1	$6	$0

FBF	Pay	28-Day MXN-TIIE	4.620%	09/23/2016	MXN	96,500	0	19	19	0

GLM	Receive	1-Year BRL-CDI	11.680%	01/04/2021	BRL	600	5	1	6	0

JPM	Pay	1-Year BRL-CDI	11.320%	01/04/2016		9,200	(1)	(12)	0	(13)

							$9	$9	$31	$(13)

VOLATILITY SWAPS

Counterparty	Pay/Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	EUR versus CAD 01-Month ATM Implied Volatility	10.600%	04/21/2015	EUR	1	$0	$0	$0	$0

MSB	Pay	EUR versus CAD 01-Month ATM Implied Volatility	10.800%	04/21/2015		1	0	0	0	0

							$0	$0	$0	$0

Total Swap Agreements							$(1,280)	$(6,907)	$136	$(8,323)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $1,371 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (7)
AZD	$18	$0	$0	$18	$(17)	$0	$0	$(17)	$1	$0	$1
BOA	1,110	8	6	1,124	(765)	(385)	(247)	(1,397)	(273)	0	(273)
BPS	646	0	0	646	(299)	(436)	(2,954)	(3,689)	(3,043)	0	(3,043)
BRC	1,382	4	0	1,386	(22)	(15)	(9)	(46)	1,340	(1,110)	230
CBK	414	6	94	514	(171)	(431)	(1,499)	(2,101)	(1,587)	71	(1,516)
DUB	2,971	0	0	2,971	(19)	(4)	(1,436)	(1,459)	1,512	(3,160)	(1,648)
FBF	1,113	0	21	1,134	(228)	0	0	(228)	906	(1,000)	(94)
GLM	7,625	412	6	8,043	(1,289)	(1,850)	(1,327)	(4,466)	3,577	(4,300)	(723)
GST	0	0	9	9	0	0	(653)	(653)	(644)	637	(7)
HUS	1,501	21	0	1,522	(1,202)	(20)	(2)	(1,224)	298	(190)	108
JPM	1,755	0	0	1,755	(667)	(7)	(85)	(759)	996	(662)	334
MSB	71	0	0	71	(506)	(137)	0	(643)	(572)	663	91
MYC	0	0	0	0	0	0	(89)	(89)	(89)	(30)	(119)
RBC	135	0	0	135	0	0	0	0	135	0	135
RYL	0	0	0	0	0	0	(15)	(15)	(15)	0	(15)
SCX	50	0	0	50	(59)	0	0	(59)	(9)	0	(9)
SOG	96	0	0	96	(96)	0	0	(96)	0	0	0
UAG	7,178	0	0	7,178	(3,093)	(494)	(7)	(3,594)	3,584	(3,000)	584

Total Over the Counter	$26,065	$451	$136	$26,652	$(8,433)	$(3,779)	$(8,323)	$(20,535)

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

178	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

March 31, 2015

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$523	$523
Swap Agreements	0	0	0	0	83	83

	$0	$0	$0	$0	$606	$606

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$26,065	$0	$26,065
Purchased Options	0	0	0	25	426	451
Swap Agreements	0	103	0	2	31	136

	$0	$103	$0	$26,092	$457	$26,652

	$0	$103	$0	$26,092	$1,063	$27,258

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$61	$61
Swap Agreements	0	4	0	0	542	546

	$0	$4	$0	$0	$603	$607

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,433	$0	$8,433
Written Options	0	0	0	2,815	964	3,779
Swap Agreements	0	960	0	7,350	13	8,323

	$0	$960	$0	$18,598	$977	$20,535

	$0	$964	$0	$18,598	$1,580	$21,142

The Effect of Financial Derivative Instruments on the Statements of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$126	$126
Futures	0	0	0	0	3,424	3,424
Swap Agreements	0	(47)	0	0	(8,402)	(8,449)

	$0	$(47)	$0	$0	$(4,852)	$(4,899)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$56,847	$0	$56,847
Purchased Options	0	0	0	(20)	0	(20)
Written Options	0	80	0	982	39	1,101
Swap Agreements	0	576	0	(4,317)	2,928	(813)

	$0	$656	$0	$53,492	$2,967	$57,115

	$0	$609	$0	$53,492	$(1,885)	$52,216

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$685	$685
Swap Agreements	0	(143)	0	0	1,539	1,396

	$0	$(143)	$0	$0	$2,224	$2,081

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,565	$0	$18,565
Purchased Options	0	0	0	(43)	(226)	(269)
Written Options	0	10	0	(1,703)	(100)	(1,793)
Swap Agreements	0	(889)	0	(6,317)	(797)	(8,003)

	$0	$(879)	$0	$10,502	$(1,123)	$8,500

	$0	$(1,022)	$0	$10,502	$1,101	$10,581

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	179

Schedule of Investments PIMCO Global Bond Fund (U.S. Dollar-Hedged) (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Australia
Mortgage-Backed Securities	$0	$421	$0	$421
Brazil
Corporate Bonds & Notes	0	2,303	0	2,303
Sovereign Issues	0	6,947	0	6,947
Canada
Corporate Bonds & Notes	0	510	0	510
Sovereign Issues	0	10,015	0	10,015
Cayman Islands
Asset-Backed Securities	0	738	0	738
China
Corporate Bonds & Notes	0	902	0	902
Denmark
Corporate Bonds & Notes	0	13,887	0	13,887
France
Corporate Bonds & Notes	0	325	0	325
Sovereign Issues	0	37,112	0	37,112
Germany
Corporate Bonds & Notes	0	1,947	0	1,947
Sovereign Issues	0	3,566	0	3,566
Greece
Corporate Bonds & Notes	0	1,585	0	1,585
Ireland
Asset-Backed Securities	0	326	0	326
Corporate Bonds & Notes	0	5,879	0	5,879
Italy
Asset-Backed Securities	0	1,358	0	1,358
Corporate Bonds & Notes	0	11,423	0	11,423
Mortgage-Backed Securities	0	854	0	854
Sovereign Issues	0	71,849	0	71,849
Japan
Corporate Bonds & Notes	0	601	0	601
Sovereign Issues	0	64,443	0	64,443
Luxembourg
Corporate Bonds & Notes	0	1,618	0	1,618
Mexico
Sovereign Issues	0	3,881	0	3,881
Netherlands
Asset-Backed Securities	0	1,057	0	1,057
Corporate Bonds & Notes	0	108	0	108
Norway
Corporate Bonds & Notes	0	2,029	0	2,029
Sovereign Issues	0	3,343	0	3,343
Poland
Sovereign Issues	0	16,806	0	16,806
Slovenia
Sovereign Issues	0	13,907	0	13,907
Spain
Corporate Bonds & Notes	0	381	0	381
Sovereign Issues	0	31,826	0	31,826

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Supranational
Corporate Bonds & Notes	$0	$530	$0	$530
Sweden
Corporate Bonds & Notes	0	2,949	0	2,949
Sovereign Issues	0	505	0	505
Switzerland
Corporate Bonds & Notes	0	8,005	0	8,005
United Kingdom
Asset-Backed Securities	0	1,760	0	1,760
Bank Loan Obligations	0	2,052	0	2,052
Corporate Bonds & Notes	0	7,579	0	7,579
Mortgage-Backed Securities	0	11,682	0	11,682
Sovereign Issues	0	20,372	0	20,372
United States
Asset-Backed Securities	0	14,059	0	14,059
Corporate Bonds & Notes	0	10,006	0	10,006
Mortgage-Backed Securities	0	18,560	0	18,560
Preferred Securities	44	0	0	44
U.S. Government Agencies	0	14,430	0	14,430
U.S. Treasury Obligations	0	55,737	0	55,737
Short-Term Instruments
Certificates of Deposit	0	7,707	0	7,707
Mexico Treasury Bills	0	4,274	0	4,274
U.S. Treasury Bills	0	441	0	441
	$44	$492,595	$0	$492,639

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$56,071	$0	$0	$56,071

Total Investments	$56,115	$492,595	$0	$548,710

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(78,038)	$0	$(78,038)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	522	84	0	606
Over the counter	0	26,652	0	26,652
	$522	$26,736	$0	$27,258

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(61)	(507)	0	(568)
Over the counter	0	(20,535)	0	(20,535)
	$(61)	$(21,042)	$0	$(21,103)

Totals	$56,576	$420,251	$0	$476,827

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

180	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B of PIMCO Emerging Markets Bond Fund, PIMCO Foreign Bond Fund (U.S. Dollar-Hedged) and PIMCO Global Bond Fund (U.S. Dollar-Hedged) into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees related to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a

ANNUAL REPORT	MARCH 31, 2015	181

Notes to Financial Statements (Cont.)

class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The

ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that

182	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2015

materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 1 or 2 as of period end have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to valuation methods used by third-party pricing services (Level 2). Transfers from Level 2 to Level 1 are a result of exchange traded products for which quoted prices from an active market were not available (Level 2) and have become available (Level 1). Transfers from Level 1 to Level 3 are a result of a change from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to the use of a valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market based data (Level 3). Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

ANNUAL REPORT	MARCH 31, 2015	183

Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of

184	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2015

the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may

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invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of March 31, 2015, the PIMCO Emerging Markets Corporate Bond Fund had $1,614,877 in unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

186	PIMCO INTERNATIONAL BOND FUNDS

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Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest paying securities.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in Institutional Class or Class M shares of the Trust and PIMCO Equity Series, except funds of funds (“Underlying PIMCO Funds”), and may also invest in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). The Underlying

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Notes to Financial Statements (Cont.)

PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. The table below shows the transactions in and earnings from investments in these affiliated Funds for the period ended March 31, 2015 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$161,645	$135,165	$(43,436)	$(7,973)	$(32,910)	$212,491	$10,731	$0
PIMCO Emerging Markets Bond Fund	86,116	42,506	(45,737)	(2,212)	(2,504)	78,169	4,861	517
PIMCO Emerging Markets Corporate Bond Fund	85,241	74,624	(27,109)	(2,356)	(8,005)	122,395	5,664	0
PIMCO Short-Term Floating NAV Portfolio	5,916	148,308	(154,200)	(6)	0	18	8	0
PIMCO Short-Term Floating NAV Portfolio III	0	95,828	(86,380)	(10)	2	9,440	28	0
Totals	$338,918	$496,431	$(356,862)	$(12,557)	$(43,417)	$422,513	$21,292	$517

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Each Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$1,307,025	$3,123,744	$(4,430,710)	$(18)	$(20)	$21	$1,143	$0
PIMCO Emerging Markets Bond Fund	260,022	1,093,681	(1,353,710)	28	(10)	11	279	0
PIMCO Emerging Markets Corporate Bond Fund	168,186	512,893	(681,070)	6	1	16	94	0
PIMCO Emerging Markets Currency Fund	870,092	3,159,595	(4,029,680)	5	0	12	695	0
PIMCO Foreign Bond Fund (Unhedged)	90	106,205	(106,280)	1	0	16	6	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	53	322,911	(322,960)	10	0	14	9	0
PIMCO Global Advantage® Strategy Bond Fund	310,546	893,713	(1,204,270)	33	(4)	18	113	0
PIMCO Global Bond Fund (Unhedged)	49	33,303	(33,340)	(1)	0	11	3	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	40	30,901	(30,930)	(1)	0	10	1	0

† A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Emerging Local Bond Fund	$852,990	$2,295,876	$(2,033,200)	$(4,440)	$249	$1,111,475	$7,078	$0
PIMCO Emerging Markets Bond Fund	23	900,111	(682,900)	(1,097)	34	216,171	1,413	0
PIMCO Emerging Markets Corporate Bond Fund	0	351,143	(333,600)	(114)	2	17,431	142	0
PIMCO Emerging Markets Currency Fund	1,054,816	3,199,924	(2,742,900)	(8,291)	737	1,504,286	10,825	0
PIMCO Foreign Bond Fund (Unhedged)	78,919	1,921,832	(1,798,530)	(577)	20	201,664	1,032	0
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	381,968	6,453,419	(5,816,400)	(1,768)	95	1,017,314	2,921	0

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Investments in PIMCO Short-Term Floating NAV Portfolio III (Cont.)
Fund Name	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Global Advantage® Strategy Bond Fund	$0	$826,902	$(683,050)	$(564)	$20	$143,308	$703	$0
PIMCO Global Bond Fund (Unhedged)	52,811	762,392	(783,710)	(79)	(1)	31,413	192	0
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	52,413	409,426	(405,641)	(135)	(2)	56,061	226	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

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Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

190	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2015

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When a Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When a Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Indices  Certain Funds may write or purchase options on indices (“Index Option”). An Index Option uses a specified index as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment. The exercise for an Index Option will not include physical delivery of the underlier but will result in a cash transfer of the amount of the difference between the settlement price of the underlier and the strike value.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

ANNUAL REPORT	MARCH 31, 2015	191

Notes to Financial Statements (Cont.)

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Asset Swap Agreements  Asset swap agreements convert the cash flows from an underlying security from fixed coupon to floating coupon, floating coupon to fixed coupon, or from one currency to another. The terms and conditions of the asset swap are the same as for an interest rate swap. However, an asset swap is unique in that one interest payment is tied to cash flows from an investment, such as corporate bonds or sovereign issues. The other payment is typically tied to an alternative index, such as a floating rate or a rate denominated in a different currency.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on

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corporate, sovereign, U.S. municipal or U.S. Treasury issues as of period end are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  Certain Funds may enter into cross-currency swap agreements to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is

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less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds (or Acquired Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Acquired Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Acquired Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Acquired Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Acquired Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Acquired Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Acquired Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Acquired Funds, which will vary. Investing in Acquired Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Acquired Funds.

The investment performance depends upon how its assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Acquired Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

In the normal course of business, the Acquired Funds trade financial instruments, and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk), or failure or inability of the other party to a transaction to perform (credit and counterparty risk).

Market Risks  A Fund’s (or Acquired Funds’) investments in financial derivatives and other financial instruments expose the Fund (or Acquired Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Acquired Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Acquired Funds) may lose money if these changes are not anticipated by Fund management. A Fund (or Acquired Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Acquired Funds) to lose value. If a Fund lost enough value, the Fund (or Acquired Funds) could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact

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companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Fund’s performance and/or ability to achieve its investment objective and trading. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Acquired Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Acquired Funds), or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Acquired Funds’) investments in foreign currency-denominated securities may reduce the Fund’s (or Acquired Funds’) returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  A Fund (or Acquired Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Acquired Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Acquired Funds) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Acquired Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Acquired Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Acquired Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Acquired Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Acquired Funds). A Fund (or Acquired Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund (or Acquired Funds) subsequently decreases, the Fund (or Acquired Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

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Notes to Financial Statements (Cont.)

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an

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investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO Emerging Local Bond Fund	0.45%	0.45%	0.55%	0.45%	0.65%	0.65%
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.38%	0.55%	0.55%
PIMCO Emerging Markets Corporate Bond Fund	0.75%	0.40%	0.50%	N/A	0.55%	0.55%
PIMCO Emerging Markets Currency Fund	0.45%	0.40%	0.50%	0.40%	0.55%	0.55%
PIMCO Emerging Markets Full Spectrum Bond Fund	0.59%	0.40%	0.50%	N/A	0.55%	0.55%
PIMCO Foreign Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.25%	0.25%	0.35%	0.25%	0.40%	0.40%
PIMCO Global Advantage® Strategy Bond Fund	0.40%	0.30%	0.40%	N/A	0.45%	0.45%
PIMCO Global Bond Fund (Unhedged)	0.25%	0.30%	0.40%	0.30%	0.45%	N/A
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	0.30%	N/A	0.40%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C, and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the

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shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

PIMCO has agreed to waive a portion of the PIMCO Emerging Markets Full Spectrum Bond Fund’s Supervisory and Administrative Fees in the Fund’s first fiscal year, to the extent that the payment of the Fund’s pro rata share of organizational expenses and Trustee Fees cause the actual expense ratio to rise above the rates disclosed in the then-current prospectus plus 0.0049% (calculated as a percentage of the Fund’s average daily net assets attributable to each class).

PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Expenses that have been waived may still be reimbursed by the Administrator, to the extent the Fund’s annualized total portfolio operating expenses plus the amount reimbursed does not exceed the operating expense limitation. The recoverable amounts to PIMCO at March 31, 2015, were as follows (amounts in thousands):

Fund Name	Recoverable Amounts
PIMCO Emerging Markets Full Spectrum Bond Fund	$17

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2015, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2015, the amount waived was $4,056,042.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the

198	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2015

Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO Emerging Local Bond Fund	$458,450	$160,996
PIMCO Emerging Markets Bond Fund	34,933	1,550,623
PIMCO Emerging Markets Corporate Bond Fund	287,966	612,324
PIMCO Emerging Markets Currency Fund	1,399,682	65,009
PIMCO Foreign Bond Fund (Unhedged)	184,949	157,550
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	752,401	151,623
PIMCO Global Advantage® Strategy Bond Fund	247,914	332,857
PIMCO Global Bond Fund (Unhedged)	52,442	25,102
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	49,443	15,452

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO Emerging Local Bond Fund	$62,859	$63,034	$4,388,523	$4,822,489
PIMCO Emerging Markets Bond Fund	0	0	876,046	4,179,456
PIMCO Emerging Markets Corporate Bond Fund	0	0	800,564	1,677,251
PIMCO Emerging Markets Currency Fund	321,949	322,376	2,364,396	2,185,110
PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	252,294	116,282
PIMCO Foreign Bond Fund (Unhedged)	5,462,850	5,346,781	2,642,202	2,640,333
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	18,963,144	18,365,099	7,702,296	5,329,309
PIMCO Global Advantage® Strategy Bond Fund	713,009	748,808	2,685,835	3,295,866
PIMCO Global Bond Fund (Unhedged)	2,226,704	2,192,920	698,346	791,261
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	1,238,745	1,231,929	418,865	308,476

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2015	199

Notes to Financial Statements (Cont.)

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Local Bond Fund (1)				PIMCO Emerging Markets Bond Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	342,237	$3,187,374	287,905	$2,841,679	61,144	$652,816	120,227	$1,365,804
Class P	15,590	143,138	36,728	371,959	17,674	188,206	11,712	133,578
Administrative Class	1,206	10,705	2,817	28,704	672	7,408	1,395	15,936
Class D	4,342	41,127	32,729	317,169	6,340	69,696	10,802	122,787
Class A	1,483	13,613	10,540	106,088	5,380 ^	58,547 ^	12,526	141,543
Class B	0	0	0	0	3	33	19	214
Class C	416	3,779	1,760	17,689	796	8,563	1,565	17,913
Class R	0	0	0	0	0	0	0	0
Issued as reinvestment of distributions
Institutional Class	47,462	427,861	47,682	460,237	15,917	172,651	37,215	408,460
Class P	1,366	12,404	2,477	24,099	1,126	11,957	1,996	22,021
Administrative Class	197	1,781	196	1,898	55	588	156	1,724
Class D	949	8,877	2,927	28,285	1,343	14,353	2,572	28,335
Class A	639	5,843	1,425	13,887	1,482	15,874	3,457	38,124
Class B	0	0	0	0	2	19	14	159
Class C	222	2,017	378	3,677	498	5,305	998	10,963
Class R	0	0	0	0	0	0	0	0
Cost of shares redeemed
Institutional Class	(437,765)	(3,900,072)	(452,078)	(4,354,123)	(369,995)	(4,010,796)	(170,027)	(1,889,283)
Class P	(33,972)	(305,494)	(104,223)	(1,014,423)	(18,500)	(193,961)	(28,836)	(322,259)
Administrative Class	(1,508)	(13,474)	(3,063)	(29,448)	(1,162)	(12,739)	(3,033)	(33,981)
Class D	(75,100)	(715,615)	(39,989)	(388,972)	(15,403)	(166,087)	(27,586)	(310,460)
Class A	(13,819)	(126,105)	(40,119)	(388,854)	(20,831)	(225,847)	(38,818)	(435,022)
Class B	0	0	0	0	(134)^	(1,460)^	(276)	(3,123)
Class C	(4,348)	(39,046)	(10,607)	(102,494)	(4,341)	(46,187)	(9,317)	(104,108)
Class R	0	0	0	0	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(150,403)	$(1,241,287)	(222,515)	$(2,062,943)	(317,934)	$(3,451,061)	(73,239)	$(790,675)

200	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2015

PIMCO Emerging Markets Corporate Bond Fund (2)				PIMCO Emerging Markets Currency Fund (3)				PIMCO Emerging Markets Full Spectrum Bond Fund (4)
Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

14,196	$160,108	52,753	$609,041	211,711	$2,052,992	65,424	$670,160	31,683	$276,538	39,709	$364,903
317	3,571	7,432	87,330	1,320	13,197	1,928	19,799	287	2,559	1,323	12,253
0	0	0	0	525	5,199	159	1,621	0	0	0	0
54	573	91	1,068	735	7,232	1,523	15,611	242	2,155	2,061	19,287
67	726	1,687	19,629	351	3,421	943	9,693	144	1,298	715	6,536
0	0	0	0	0	0	0	0	0	0	0	0
31	339	33	392	50	493	138	1,422	36	328	61	595
0	0	0	0	0	0	0	0	0	0	0	0

3,351	38,085	5,486	62,576	13,175	127,678	8,465	86,129	2,440	21,129	1,069	9,572
6	66	49	562	41	398	38	389	27	237	11	95
0	0	0	0	18	175	8	86	0	0	0	0
2	22	5	53	94	919	95	972	26	223	51	454
9	102	34	388	70	687	77	786	20	177	13	117
0	0	0	0	0	0	0	0	0	0	0	0
2	24	4	48	21	206	10	99	2	17	2	14
0	0	0	0	0	0	0	0	0	0	0	0

(110,342)	(1,252,589)	(18,737)	(212,498)	(118,235)	(1,136,059)	(125,551)	(1,270,265)	(18,440)	(154,346)	(6,017)	(53,751)
(234)	(2,585)	(25,725)	(295,422)	(3,549)	(34,836)	(6,524)	(66,354)	(325)	(2,829)	(237)	(2,205)
0	0	0	0	(143)	(1,375)	(353)	(3,621)	0	0	0	0
(102)	(1,094)	(128)	(1,497)	(3,890)	(37,453)	(8,253)	(84,050)	(854)	(7,634)	(1,219)	(10,797)
(234)	(2,698)	(2,515)	(28,602)	(3,944)	(39,044)	(5,430)	(55,438)	(316)	(2,826)	(239)	(2,173)
0	0	0	0	0	0	0	0	0	0	0	0
(40)	(456)	(102)	(1,175)	(1,464)	(14,206)	(1,881)	(19,182)	(39)	(343)	(19)	(166)
0	0	0	0	0	0	0	0	0	0	0	0
(92,917)	$(1,055,806)	20,367	$241,893	96,886	$949,624	(69,184)	$(692,143)	14,933	$136,683	37,284	$344,734

ANNUAL REPORT	MARCH 31, 2015	201

Notes to Financial Statements (Cont.)

	PIMCO Foreign Bond Fund (Unhedged)				PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	60,269	$629,146	43,677	$444,036	243,509	$2,677,939	186,150	$1,982,616
Class P	7,731	78,477	5,231	52,906	58,719	648,182	30,115	320,922
Administrative Class	601	6,098	505	5,120	3,026	33,199	1,221	13,004
Class D	11,701	119,760	11,479	116,243	63,559	697,634	26,138	278,311
Class A	2,705	27,858	4,890	49,610	25,166 ^^	276,390 ^^	13,049	138,918
Class B	0	0	0	0	2	11	14	145
Class C	227	2,340	303	3,068	3,328	36,456	1,337	14,268
Class R	0	0	0	0	1,825	19,955	1,223	13,016
Issued as reinvestment of distributions
Institutional Class	2,549	26,178	4,640	46,893	28,439	307,583	10,955	116,160
Class P	191	1,953	249	2,518	4,919	53,160	1,533	16,256
Administrative Class	32	333	40	404	237	2,560	56	594
Class D	955	9,823	1,288	13,046	4,804	51,908	1,310	13,885
Class A	289	2,982	482	4,883	2,288	24,744	1,034	10,957
Class B	0	0	0	0	0	1	0	5
Class C	39	403	71	718	323	3,483	103	1,094
Class R	0	0	0	0	217	2,346	58	617
Cost of shares redeemed
Institutional Class	(78,864)	(802,866)	(262,071)	(2,636,364)	(159,883)	(1,751,594)	(133,084)	(1,412,252)
Class P	(6,862)	(69,489)	(13,135)	(132,733)	(23,619)	(258,641)	(26,066)	(276,452)
Administrative Class	(469)	(4,746)	(902)	(9,099)	(1,065)	(11,730)	(1,174)	(12,458)
Class D	(17,536)	(177,325)	(31,598)	(319,648)	(18,863)	(207,074)	(18,775)	(199,540)
Class A	(11,269)	(114,149)	(17,386)	(175,449)	(22,124)	(245,833)	(15,368)	(163,231)
Class B	0	0	0	0	(22)^^	(236)^^	(37)	(389)
Class C	(1,808)	(18,260)	(3,495)	(35,290)	(1,272)	(13,941)	(1,688)	(17,936)
Class R	0	0	0	0	(1,146)	(12,576)	(886)	(9,414)
Net increase (decrease) resulting from Fund share transactions	(29,519)	$(281,484)	(255,732)	$(2,569,138)	212,367	$2,333,926	77,218	$829,096

202	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2015

PIMCO Global Advantage® Strategy Bond Fund (5)				PIMCO Global Bond Fund (Unhedged)				PIMCO Global Bond Fund (U.S. Dollar-Hedged)
Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015				Year Ended 03/31/2014
Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount		Shares	Amount

36,232	$397,527	58,340	$656,445	9,238	$87,612	12,554	$118,609	12,967		$136,357		12,256	$126,007
971	11,049	622	7,056	73	695	31	301	3,002		31,571		2,233	22,851
0	0	0	0	1,664	15,817	2,452	23,286	353		3,704		185	1,902
478	5,286	1,177	13,294	468	4,464	1,795	17,067	0		0		0	0
216	2,421	840	9,520	0	0	0	0	3,515	^^^	37,047	^^^	2,377	24,457
0	0	0	0	0	0	0	0	19		203		5	39
129	1,485	281	3,216	0	0	0	0	704		7,427		450	4,653
134	1,491	139	1,558	0	0	0	0	0		0		0	0

5,627	62,569	10,990	123,109	1,464	13,902	1,808	17,025	2,073		21,546		1,081	11,046
35	387	70	786	3	26	7	63	136		1,410		47	480
0	0	0	0	378	3,591	500	4,708	26		269		10	102
51	571	114	1,280	67	635	103	968	0		0		0	0
70	786	185	2,079	0	0	0	0	332		3,444		166	1,696
0	0	0	0	0	0	0	0	0		3		0	3
22	243	48	537	0	0	0	0	110		1,142		41	415
10	109	14	151	0	0	0	0	0		0		0	0

(142,674)	(1,572,502)	(227,102)	(2,531,274)	(25,203)	(236,741)	(25,957)	(244,138)	(13,091)		(137,957)		(20,283)	(208,507)
(1,943)	(21,222)	(4,465)	(50,094)	(95)	(899)	(308)	(2,885)	(1,092)		(11,429)		(2,335)	(23,931)
0	0	0	0	(5,244)	(49,364)	(8,359)	(78,615)	(171)		(1,809)		(352)	(3,626)
(2,174)	(23,731)	(4,199)	(47,267)	(1,848)	(17,420)	(4,428)	(41,948)	0		0		0	0
(2,447)	(27,279)	(8,191)	(91,788)	0	0	0	0	(3,228)		(33,974)		(3,927)	(40,229)
0	0	0	0	0	0	0	0	(37	)^^^	(396	)^^^	(25)	(253)
(965)	(10,643)	(1,495)	(16,727)	0	0	0	0	(566)		(5,933)		(901)	(9,221)
(151)	(1,674)	(223)	(2,499)	0	0	0	0	0		0		0	0
(106,379)	$(1,173,127)	(172,855)	$(1,920,618)	(19,035)	$(177,682)	(19,802)	$(185,559)	5,052		$52,625		(8,972)	$(92,116)

(1)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 57% of the Fund, and each of the two shareholders are related parties of the Fund.*
(2)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 51% of the Fund, and each of the two shareholders are related parties of the Fund.*
(3)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 89% of the Fund, and each of the two shareholders are related parties of the Fund.*
(4)	As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 15% of the Fund.
(5)	As of March 31, 2015, two shareholders each owned 10% or more of the total Fund’s outstanding shares comprising 21% of the Fund.
*	Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.
^	At the NYSE Close on March 25, 2015, 18 Class B shares in the amount of $182 converted into Class A shares of the Fund.
^^	At the NYSE Close on March 25, 2015, 3 Class B shares in the amount of $35 converted into Class A shares of the Fund.
^^^	At the NYSE Close on March 25, 2015, 11 Class B shares in the amount of $115 converted into Class A shares of the Fund.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

14. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

ANNUAL REPORT	MARCH 31, 2015	203

Notes to Financial Statements (Cont.)

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral—Capital (4)	Qualified Late-Year Loss Deferral—Ordinary (5)
PIMCO Emerging Local Bond Fund	$—	$—	$(1,825,672)	$(5,758)	$(85,333)	$—	$—
PIMCO Emerging Markets Bond Fund	20,795	—	(198,845)	(2,101)	—	(85,865)	—
PIMCO Emerging Markets Corporate Bond Fund	2,439	—	(34,368)	(110)	(29,617)	—	—
PIMCO Emerging Markets Currency Fund	47,944	—	(425,824)	(149)	(1,217,988)	—	—
PIMCO Emerging Markets Full Spectrum Bond Fund	48	—	(59,537)	(24)	(8,189)	—	—
PIMCO Foreign Bond Fund (Unhedged)	—	2,505	(92,713)	(17,384)	—	—	(117,760)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	617,961	28,008	(361,477)	(81,301)	—	—	—
PIMCO Global Advantage Strategy Bond Fund	—	—	(84,558)	(9,157)	—	(29,762)	(21,848)
PIMCO Global Bond Fund (Unhedged)	—	—	(24,099)	(6,456)	—	—	(16,005)
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	30,309	1,551	(15,523)	(3,870)	—	—	—

(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, and Lehman securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

Expiration of Accumulated Capital Losses (amounts in thousands) (6)
	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO Emerging Local Bond Fund	$—	$—	$—	$—
PIMCO Emerging Markets Bond Fund	—	—	—	—
PIMCO Emerging Markets Corporate Bond Fund	—	—	—	—
PIMCO Emerging Markets Currency Fund	—	249,576	368,611	—
PIMCO Emerging Markets Full Spectrum Bond Fund	—	—	—	—
PIMCO Foreign Bond Fund (Unhedged)	—	—	—	—
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	—	—	—	—
PIMCO Global Advantage Strategy Bond Fund	—	—	—	—
PIMCO Global Bond Fund (Unhedged)	—	—	—	—
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	—	—	—	—

204	PIMCO INTERNATIONAL BOND FUNDS

March 31, 2015

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Emerging Local Bond Fund	$8,345	$76,988
PIMCO Emerging Markets Bond Fund	—	—
PIMCO Emerging Markets Corporate Bond Fund*	17,747	11,870
PIMCO Emerging Markets Currency Fund	370,372	229,429
PIMCO Emerging Markets Full Spectrum Bond Fund	555	7,634
PIMCO Foreign Bond Fund (Unhedged)	—	—
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	—	—
PIMCO Global Advantage Strategy Bond Fund	—	—
PIMCO Global Bond Fund (Unhedged)	—	—
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	—	—

(6)	*Portion of amount represents realized loss and recognized built-in loss under IRC 382-383, which is carried forward to future years to offset future realized gain subject to certain limitations

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (7)
PIMCO Emerging Local Bond Fund	$9,724,479	$6,025	$(1,742,690)	$(1,736,665)
PIMCO Emerging Markets Bond Fund	2,494,810	48,018	(231,631)	(183,613)
PIMCO Emerging Markets Corporate Bond Fund	333,471	4,001	(35,091)	(31,090)
PIMCO Emerging Markets Currency Fund	6,533,835	9,723	(406,129)	(396,406)
PIMCO Emerging Markets Full Spectrum Bond Fund	482,540	2	(59,519)	(59,517)
PIMCO Foreign Bond Fund (Unhedged)	2,623,271	64,732	(168,685)	(103,953)
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	10,132,488	178,821	(552,036)	(373,215)
PIMCO Global Advantage Strategy Bond Fund	2,122,574	57,783	(130,087)	(72,304)
PIMCO Global Bond Fund (Unhedged)	737,787	21,958	(45,095)	(23,137)
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	564,707	12,359	(28,355)	(15,996)

(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, and Lehman securities.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO Emerging Local Bond Fund	$—	$—	$494,132	$290,057	$50,756	$252,680
PIMCO Emerging Markets Bond Fund	236,595	18,283	—	372,468	195,066	1,227
PIMCO Emerging Markets Corporate Bond Fund	40,261	—	—	59,183	9,174	3,166
PIMCO Emerging Markets Currency Fund	131,958	—	—	36,613	—	54,962
PIMCO Emerging Markets Full Spectrum Bond Fund	21,062	1,076	—	10,404	—	—
PIMCO Foreign Bond Fund (Unhedged)	32,213	17,513	—	—	43,584	39,451
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	596,303	—	—	191,604	18,098	—
PIMCO Global Advantage Strategy Bond Fund	—	9,561	56,706	49,878	67,812	14,112
PIMCO Global Bond Fund (Unhedged)	18,365	451	—	—	831	22,414
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	29,757	—	—	13,750	911	—

(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2015	205

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Emerging Local Bond Fund, PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Foreign Bond Fund (Unhedged), PIMCO Foreign Bond Fund (U.S. Dollar-Hedged), PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Fund (Unhedged) and PIMCO Global Bond Fund (U.S. Dollar-Hedged) (ten series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

206	PIMCO INTERNATIONAL BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	GLM	Goldman Sachs Bank USA	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
CFR	Credit Suisse Securities (Europe) Ltd.	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
DBL	Deutsche Bank AG London	MSB	Morgan Stanley Bank, N.A	SSB	State Street Bank and Trust Co.
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FOB	Credit Suisse Securities (USA) LLC	MYI	Morgan Stanley & Co. International PLC	ULW	UBS Ltd.

Currency Abbreviations:
AUD	Australian Dollar	HKD	Hong Kong Dollar	PEN	Peruvian New Sol
BRL	Brazilian Real	HUF	Hungarian Forint	PHP	Philippine Peso
CAD	Canadian Dollar	IDR	Indonesian Rupiah	PLN	Polish Zloty
CHF	Swiss Franc	ILS	Israeli Shekel	RON	Romanian New Leu
CLP	Chilean Peso	INR	Indian Rupee	RUB	Russian Ruble
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	SEK	Swedish Krona
CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	SGD	Singapore Dollar
COP	Colombian Peso	MXN	Mexican Peso	THB	Thai Baht
CZK	Czech Koruna	MYR	Malaysian Ringgit	TRY	Turkish New Lira
DKK	Danish Krone	NGN	Nigerian Naira	TWD	Taiwanese Dollar
EUR	Euro	NOK	Norwegian Krone	USD (or $)	United States Dollar
GBP	British Pound	NZD	New Zealand Dollar	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CNREPOFIX	China Fixing Repo Rates 7-Day	IBR	Indicador Bancario de Referencia
CDX.IG	Credit Derivatives Index - Investment Grade	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index

Other Abbreviations:
ABS	Asset-Backed Security	EONIA	Euro OverNight Index Average	OIS	Overnight Index Swap
AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	REIT	Real Estate Investment Trust
ALT	Alternate Loan Trust	FDIC	Federal Deposit Insurance Corp.	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	JIBAR	Johannesburg Interbank Agreed Rate	TBD	To Be Determined
BBR	Bank Bill Rate	JSC	Joint Stock Company	TBD %	Interest rate to be determined when loan settles
BBSW	Bank Bill Swap Reference Rate	KLIBOR	Kuala Lumpur Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDO	Collateralized Debt Obligation	MBS	Mortgage-Backed Security	WIBOR	Warsaw Interbank Offered Rate
CLO	Collateralized Loan Obligation	NCUA	National Credit Union Administration

ANNUAL REPORT	MARCH 31, 2015	207

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of each Funds’ fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Emerging Local Bond Fund	0.00%	0.01%	$3,894	$—
PIMCO Emerging Markets Bond Fund	0.00%	0.01%	4,152	320
PIMCO Emerging Markets Corporate Bond Fund	0.00%	0.00%	1,747	—
PIMCO Emerging Markets Currency Fund	0.00%	0.00%	8,748	—
PIMCO Emerging Markets Full Spectrum Bond Fund	0.00%	0.01%	—	—
PIMCO Foreign Bond Fund (Unhedged)	0.27%	0.27%	15,828	—
PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	0.01%	0.01%	125,602	5,883
PIMCO Global Advantage Strategy Bond Fund	0.00%	0.00%	1,658	—
PIMCO Global Bond Fund (Unhedged)	0.04%	0.04%	5,666	—
PIMCO Global Bond Fund (U.S. Dollar-Hedged)	0.01%	0.01%	6,550	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

208	PIMCO INTERNATIONAL BOND FUNDS

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years

Interested Trustees[2]

Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.

Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Independent Trustees

George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).

Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.

J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

* The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.

1 Trustees serve until their successors are duly elected and qualified.

2 Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

ANNUAL REPORT	MARCH 31, 2015	209

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.

Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.

Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.

Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.

Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

* The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

210	PIMCO INTERNATIONAL BOND FUNDS

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

ANNUAL REPORT	MARCH 31, 2015	211

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

212	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2015	213

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3005AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■	Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand

ANNUAL REPORT	MARCH 31, 2015	3

Chairman’s Letter (Cont.)

from municipal bond mutual funds, despite increasing primary supply pressures, which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Funds may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: allocation risk, Underlying PIMCO Fund risk, market trading risk, limited issuance risk, municipal project-specific risk, municipal bond risk, interest rate risk, call risk, credit risk, high yield risk, distressed company risk, market risk, issuer risk, liquidity risk, derivatives risk, futures contract risk, model risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, real estate risk, emerging markets risk, currency risk, leveraging risk, smaller company risk, issuer non-diversification risk, management risk, tax risk, subsidiary risk, short sale risk, value investing risk, arbitrage risk and convertible securities risk. A complete description of these and other risks is contained in each Fund’s prospectus. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2015	5

Important Information About the Funds (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (“PIMCO Fund of Funds”) may invest their respective assets in Institutional Class or Class M shares of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (the “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

Certain Underlying PIMCO Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Underlying PIMCO Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Underlying PIMCO Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Fund distributions or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on each individual Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

$1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	12/31/02	04/30/03	04/30/03	04/30/03	01/31/06
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	—	07/29/05	07/29/05	07/29/05	—

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO All Asset Fund

Cumulative Returns Through March 31, 2015

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	-1.36%	5.90%	5.67%	7.55%
PIMCO All Asset Fund Class P	-1.53%	5.78%	5.58%	7.45%
PIMCO All Asset Fund Administrative Class	-1.68%	5.62%	5.41%	7.29%
PIMCO All Asset Fund Class D	-1.75%	5.48%	5.18%	7.02%
PIMCO All Asset Fund Class A	-1.85%	5.35%	5.08%	6.94%
PIMCO All Asset Fund Class A (adjusted)	-5.53%	4.55%	4.68%	6.62%
PIMCO All Asset Fund Class C	-2.58%	4.57%	4.30%	6.14%
PIMCO All Asset Fund Class C (adjusted)	-3.52%	4.57%	4.30%	6.14%
PIMCO All Asset Fund Class R	-2.10%	5.07%	4.79%	6.64%
Barclays U.S. TIPS: 1-10 Year Index	1.08%	2.85%	3.96%	4.61%
Consumer Price Index + 500 Basis Points	4.98%	6.64%	7.02%	7.15%
Lipper Alternative Global Macro Funds Average	1.36%	4.26%	5.48%	6.99%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.995% for Institutional Class shares, 1.095% for Class P shares, 1.245% for Administrative Class shares, 1.395% for Class D shares, 1.495% for Class A shares, 2.245% for Class C shares, and 1.745% for Class R shares.

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	Class P - PALPX	Class C - PASCX	Class R - PATRX
Class A - PASAX	Administrative Class - PAALX	Class D - PASDX

Allocation Breakdown†

PIMCO Emerging Markets Currency Fund	11.5%
PIMCO Emerging Local Bond Fund	9.0%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	8.9%
PIMCO Worldwide Long/Short Fundamental Strategy Fund	6.5%
PIMCO Real Return Asset Fund	6.5%
PIMCO Income Fund	5.9%
Other	51.7%

†	% of Investments, at value as of 03/31/15

Portfolio Insights

»

The PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Underlying PIMCO Funds. The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

»

Allocations to U.S. long maturity bond strategies, achieved primarily through the PIMCO Long-Term Credit Fund and PIMCO Long-Term U.S. Government Fund, benefited performance as these Underlying PIMCO Funds gained value during the reporting period.

»

Allocations to Real Estate Investment Trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as the return of this Underlying PIMCO Fund was positive during the reporting period.

»	Exposure to the PIMCO Income Fund benefited performance as the return of this Underlying PIMCO Fund was positive during the reporting period.

»

Exposure to local currency-denominated emerging market bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to the PIMCO Worldwide Fundamental Advantage AR Strategy Fund and the PIMCO Fundamental Advantage Absolute Return Strategy Fund detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	9

PIMCO All Asset All Authority Fund

Cumulative Returns Through March 31, 2015

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	-4.80%	3.89%	5.32%	5.99%
PIMCO All Asset All Authority Fund Class P	-4.89%	3.79%	5.18%	5.84%
PIMCO All Asset All Authority Fund Class D	-5.11%	3.50%	4.83%	5.47%
PIMCO All Asset All Authority Fund Class A	-5.26%	3.39%	4.75%	5.41%
PIMCO All Asset All Authority Fund Class A (adjusted)	-10.47%	2.23%	4.36%	5.06%
PIMCO All Asset All Authority Fund Class C	-5.98%	2.61%	3.97%	4.62%
PIMCO All Asset All Authority Fund Class C (adjusted)	-6.89%	2.61%	3.97%	4.62%
S&P 500 Index	12.73%	14.47%	8.01%	8.31%
Consumer Price Index + 650 Basis Points	6.48%	8.14%	8.52%	8.65%
Lipper Alternative Global Macro Funds Average	1.36%	4.26%	5.48%	6.45%

All Fund returns are net of fees and expenses.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 1.95% for Institutional Class shares, 2.05% for Class P shares, 2.35% for Class D shares, 2.40% for Class A shares, and 3.15% for Class C shares.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	Class P - PAUPX	Class D - PAUDX
Class A - PAUAX	Class C - PAUCX

Allocation Breakdown†

PIMCO StocksPLUS® AR Short Strategy Fund	13.3%
PIMCO Emerging Markets Currency Fund	8.1%
PIMCO Emerging Local Bond Fund	7.5%
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	7.3%
PIMCO Income Fund	5.8%
Other	58.0%

†	% of Investments, at value as of 03/31/15

Portfolio Insights

»

The PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management, by investing under normal circumstances substantially all of its assets in Underlying PIMCO Funds. The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes.

»

Allocations to U.S. long maturity bond strategies, achieved primarily through the PIMCO Long- Term Credit Fund and PIMCO Long-Term U.S. Government Fund, benefited performance as these Underlying PIMCO Funds gained value during the reporting period.

»

Allocations to Real Estate Investment Trusts (“REITs”), achieved through the PIMCO RealEstateRealReturn Strategy Fund, benefited performance as the return of this Underlying PIMCO Fund was positive during the reporting period.

»	Exposure to the PIMCO Income Fund benefited performance as the return of this Underlying PIMCO Fund was positive during the reporting period.

»

Exposure to local currency-denominated emerging market bonds, achieved through the PIMCO Emerging Local Bond Fund and PIMCO Emerging Markets Currency Fund, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Commodities exposure, achieved through the PIMCO CommoditiesPLUS® Strategy Fund and PIMCO CommodityRealReturn Strategy Fund®, detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

»

Exposure to the inverse of the Standard & Poor’s 500 Composite Stock Price Index, achieved through the PIMCO StocksPLUS® AR Short Strategy Fund, detracted from performance as this Underlying PIMCO Fund posted negative returns during the reporting period.

»

Exposure to the PIMCO Worldwide Fundamental Advantage AR Strategy Fund and the PIMCO Fundamental Advantage Absolute Return Strategy Fund detracted from performance as these Underlying PIMCO Funds posted negative returns during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	11

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Net Annualized Expense Ratio **
PIMCO All Asset Fund
Institutional Class	$1,000.00	$972.10	$0.37	$1,000.00	$1,024.56	$0.38	0.075%
Class P	1,000.00	971.60	0.86	1,000.00	1,024.06	0.88	0.175
Administrative Class	1,000.00	970.90	1.60	1,000.00	1,023.31	1.64	0.325
Class D	1,000.00	970.80	2.33	1,000.00	1,022.56	2.40	0.475
Class A	1,000.00	970.30	2.82	1,000.00	1,022.06	2.90	0.575
Class C	1,000.00	966.30	6.50	1,000.00	1,018.32	6.67	1.325
Class R	1,000.00	968.80	4.05	1,000.00	1,020.82	4.16	0.825

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$952.30	$3.41	$1,000.00	$1,021.44	$3.53	0.70%
Class P	1,000.00	952.70	3.89	1,000.00	1,020.94	4.03	0.80
Class D	1,000.00	950.90	5.35	1,000.00	1,019.45	5.54	1.10
Class A	1,000.00	950.80	5.59	1,000.00	1,019.20	5.79	1.15
Class C	1,000.00	946.60	9.22	1,000.00	1,015.46	9.55	1.90

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 7 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	13

Benchmark Descriptions

Index	Description

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS: 1-10 Year Index	Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Index	Description

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (“CPI”). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	15

Financial Highlights

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
PIMCO All Asset Fund
Institutional Class
03/31/2015	$12.29	$0.54	$(0.70)	$(0.16)	$(0.55)	$0.00
03/31/2014	12.58	0.56	(0.30)	0.26	(0.55)	0.00
03/31/2013	12.14	0.71	0.45	1.16	(0.72)	0.00
03/31/2012	12.38	0.82	(0.20)	0.62	(0.86)	0.00
03/31/2011	11.69	0.99	0.64	1.63	(0.94)	0.00
Class P
03/31/2015	12.32	0.54	(0.72)	(0.18)	(0.54)	0.00
03/31/2014	12.60	0.55	(0.29)	0.26	(0.54)	0.00
03/31/2013	12.14	0.72	0.42	1.14	(0.68)	0.00
03/31/2012	12.38	0.83	(0.23)	0.60	(0.84)	0.00
03/31/2011	11.70	1.05	0.56	1.61	(0.93)	0.00
Administrative Class
03/31/2015	12.32	0.51	(0.71)	(0.20)	(0.52)	0.00
03/31/2014	12.60	0.53	(0.29)	0.24	(0.52)	0.00
03/31/2013	12.11	0.69	0.43	1.12	(0.63)	0.00
03/31/2012	12.36	0.79	(0.21)	0.58	(0.83)	0.00
03/31/2011	11.68	1.01	0.58	1.59	(0.91)	0.00
Class D
03/31/2015	12.30	0.48	(0.69)	(0.21)	(0.50)	0.00
03/31/2014	12.58	0.50	(0.28)	0.22	(0.50)	0.00
03/31/2013	12.06	0.67	0.43	1.10	(0.58)	0.00
03/31/2012	12.31	0.76	(0.20)	0.56	(0.81)	0.00
03/31/2011	11.64	1.01	0.56	1.57	(0.90)	0.00
Class A
03/31/2015	12.31	0.46	(0.68)	(0.22)	(0.49)	0.00
03/31/2014	12.59	0.50	(0.29)	0.21	(0.49)	0.00
03/31/2013	12.04	0.64	0.44	1.08	(0.53)	0.00
03/31/2012	12.29	0.74	(0.19)	0.55	(0.80)	0.00
03/31/2011	11.62	0.94	0.60	1.54	(0.87)	0.00

Please see footnotes on page 20.

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.55)	$11.58	(1.36)%	$24,949,112	0.075%		0.225%		0.075%		0.225%		4.37%	86%
(0.55)	12.29	2.20	27,142,889	0.075		0.225		0.075		0.225		4.59	54
(0.72)	12.58	9.65	26,626,154	0.125		0.225		0.125		0.225		5.69	36
(0.86)	12.14	5.34	21,691,755	0.155		0.225		0.155		0.225		6.72	56
(0.94)	12.38	14.35	16,140,734	0.165		0.225		0.165		0.225		8.15	77

(0.54)	11.60	(1.53)	1,163,590	0.175		0.325		0.175		0.325		4.38	86
(0.54)	12.32	2.18	1,210,039	0.175		0.325		0.175		0.325		4.47	54
(0.68)	12.60	9.54	1,507,357	0.225		0.325		0.225		0.325		5.73	36
(0.84)	12.14	5.25	971,650	0.255		0.325		0.255		0.325		6.80	56
(0.93)	12.38	14.15	605,583	0.265		0.325		0.265		0.325		8.57	77

(0.52)	11.60	(1.68)	430,275	0.325		0.475		0.325		0.475		4.13	86
(0.52)	12.32	2.03	459,772	0.325		0.475		0.325		0.475		4.30	54
(0.63)	12.60	9.38	487,385	0.375		0.475		0.375		0.475		5.58	36
(0.83)	12.11	5.03	355,331	0.405		0.475		0.405		0.475		6.48	56
(0.91)	12.36	14.02	269,338	0.415		0.475		0.415		0.475		8.29	77

(0.50)	11.59	(1.75)	671,663	0.475		0.625		0.475		0.625		3.92	86
(0.50)	12.30	1.88	841,407	0.475		0.625		0.475		0.625		4.10	54
(0.58)	12.58	9.21	1,071,887	0.525		0.625		0.525		0.625		5.40	36
(0.81)	12.06	4.90	809,555	0.555		0.625		0.555		0.625		6.26	56
(0.90)	12.31	13.84	673,857	0.565		0.625		0.565		0.625		8.28	77

(0.49)	11.60	(1.85)	1,369,369	0.575		0.725		0.575		0.725		3.77	86
(0.49)	12.31	1.78	1,884,760	0.575		0.725		0.575		0.725		4.06	54
(0.53)	12.59	9.08	2,230,692	0.625		0.725		0.625		0.725		5.18	36
(0.80)	12.04	4.80	2,015,779	0.665	(b)	0.735	(b)	0.665	(b)	0.735	(b)	6.12	56
(0.87)	12.29	13.64	1,806,797	0.765		0.825		0.765		0.825		7.72	77

Please see footnotes on page 20.

ANNUAL REPORT	MARCH 31, 2015	17

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class C
03/31/2015	$12.27	$0.38	$(0.69)	$(0.31)	$(0.40)	$0.00
03/31/2014	12.56	0.40	(0.29)	0.11	(0.40)	0.00
03/31/2013	11.90	0.55	0.43	0.98	(0.32)	0.00
03/31/2012	12.16	0.65	(0.19)	0.46	(0.72)	0.00
03/31/2011	11.51	0.83	0.61	1.44	(0.79)	0.00
Class R
03/31/2015	12.25	0.43	(0.68)	(0.25)	(0.46)	0.00
03/31/2014	12.54	0.47	(0.30)	0.17	(0.46)	0.00
03/31/2013	11.98	0.64	0.41	1.05	(0.49)	0.00
03/31/2012	12.24	0.72	(0.21)	0.51	(0.77)	0.00
03/31/2011	11.59	0.98	0.53	1.51	(0.86)	0.00
PIMCO All Asset All Authority Fund
Institutional Class
03/31/2015	$10.06	$0.47	$(0.94)	$(0.47)	$(0.52)	$0.00
03/31/2014	10.93	0.56	(0.88)	(0.32)	(0.55)	0.00
03/31/2013	10.63	0.72	0.27	0.99	(0.69)	0.00
03/31/2012	10.80	0.91	(0.20)	0.71	(0.88)	0.00
03/31/2011	10.37	0.87	0.31	1.18	(0.72)	(0.03)
Class P
03/31/2015	10.07	0.46	(0.94)	(0.48)	(0.51)	0.00
03/31/2014	10.94	0.51	(0.84)	(0.33)	(0.54)	0.00
03/31/2013	10.62	0.70	0.29	0.99	(0.67)	0.00
03/31/2012	10.79	0.92	(0.22)	0.70	(0.87)	0.00
03/31/2011	10.37	0.85	0.31	1.16	(0.71)	(0.03)
Class D
03/31/2015	10.03	0.42	(0.92)	(0.50)	(0.48)	0.00
03/31/2014	10.90	0.48	(0.84)	(0.36)	(0.51)	0.00
03/31/2013	10.54	0.66	0.28	0.94	(0.58)	0.00
03/31/2012	10.71	0.86	(0.19)	0.67	(0.84)	0.00
03/31/2011	10.30	0.79	0.33	1.12	(0.68)	(0.03)

Please see footnotes on page 20.

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.40)	$11.56	(2.58)%	$1,364,100	1.325%		1.475%		1.325%		1.475%		3.06%	86%
(0.40)	12.27	0.97	1,755,836	1.325		1.475		1.325		1.475		3.29	54
(0.32)	12.56	8.31	2,141,098	1.375		1.475		1.375		1.475		4.45	36
(0.72)	11.90	4.05	1,807,849	1.415	(b)	1.485	(b)	1.415	(b)	1.485	(b)	5.43	56
(0.79)	12.16	12.82	1,566,715	1.515		1.575		1.515		1.575		6.95	77

(0.46)	11.54	(2.10)	109,171	0.825		0.975		0.825		0.975		3.55	86
(0.46)	12.25	1.48	139,215	0.825		0.975		0.825		0.975		3.84	54
(0.49)	12.54	8.81	140,896	0.875		0.975		0.875		0.975		5.17	36
(0.77)	11.98	4.51	78,655	0.965	(c)	1.035	(c)	0.965	(c)	1.035	(c)	6.03	56
(0.86)	12.24	13.33	46,994	1.065		1.125		1.065		1.125		8.06	77

$(0.52)	$9.07	(4.80)%	$10,944,124	0.70	%(d)	0.78	%(d)	0.17%		0.25%		4.74%	75%
(0.55)	10.06	(2.80)	15,257,211	0.82	(d)	0.89	(d)	0.18		0.25		5.43	65
(0.69)	10.93	9.40	15,915,147	0.83	(d)	0.87	(d)	0.21		0.25		6.56	18
(0.88)	10.63	7.11	7,813,207	0.69	(d)	0.72	(d)	0.22		0.25		8.51	55
(0.75)	10.80	11.65	4,370,025	0.56	(d)	0.56	(d)	0.25		0.25		8.01	68

(0.51)	9.08	(4.89)	2,455,193	0.80	(d)	0.88	(d)	0.27		0.35		4.59	75
(0.54)	10.07	(2.91)	3,787,152	0.92	(d)	0.99	(d)	0.28		0.35		4.96	65
(0.67)	10.94	9.35	6,376,178	0.93	(d)	0.97	(d)	0.31		0.35		6.41	18
(0.87)	10.62	7.02	2,999,496	0.79	(d)	0.82	(d)	0.32		0.35		8.59	55
(0.74)	10.79	11.46	1,651,590	0.66	(d)	0.66	(d)	0.35		0.35		7.82	68

(0.48)	9.05	(5.11)	737,268	1.10	(d)	1.18	(d)	0.57		0.65		4.28	75
(0.51)	10.03	(3.21)	1,219,268	1.22	(d)	1.29	(d)	0.58		0.65		4.69	65
(0.58)	10.90	8.98	1,994,391	1.23	(d)	1.27	(d)	0.61		0.65		6.04	18
(0.84)	10.54	6.79	1,146,466	1.09	(d)	1.12	(d)	0.62		0.65		8.17	55
(0.71)	10.71	11.13	646,732	0.96	(d)	0.96	(d)	0.65		0.65		7.34	68

Please see footnotes on page 20.

ANNUAL REPORT	MARCH 31, 2015	19

Financial Highlights (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class A
03/31/2015	$10.07	$0.40	$(0.92)	$(0.52)	$(0.47)	$0.00
03/31/2014	10.94	0.48	(0.85)	(0.37)	(0.50)	0.00
03/31/2013	10.56	0.65	0.30	0.95	(0.57)	0.00
03/31/2012	10.74	0.84	(0.18)	0.66	(0.84)	0.00
03/31/2011	10.33	0.78	0.33	1.11	(0.67)	(0.03)
Class C
03/31/2015	10.07	0.34	(0.93)	(0.59)	(0.40)	0.00
03/31/2014	10.94	0.41	(0.85)	(0.44)	(0.43)	0.00
03/31/2013	10.46	0.57	0.28	0.85	(0.37)	0.00
03/31/2012	10.65	0.77	(0.19)	0.58	(0.77)	0.00
03/31/2011	10.26	0.72	0.30	1.02	(0.60)	(0.03)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.30%.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.10% to an annual rate of 0.35%.
(d)	Ratio of expenses to average net assets includes line of credit expenses.
(e)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.15% to an annual rate of 0.25%.

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.47)	$9.08	(5.26)%	$1,484,897	1.15	%(d)	1.23	%(d)	0.62%		0.70%		4.02%	75%
(0.50)	10.07	(3.25)	3,312,097	1.27	(d)	1.34	(d)	0.63		0.70		4.66	65
(0.57)	10.94	9.01	5,312,366	1.28	(d)	1.32	(d)	0.66		0.70		5.98	18
(0.84)	10.56	6.60	3,163,944	1.15	(d)(e)	1.18	(d)(e)	0.68	(e)	0.71	(e)	7.87	55
(0.70)	10.74	10.92	2,181,350	1.16	(d)	1.16	(d)	0.85		0.85		7.27	68

(0.40)	9.08	(5.98)	1,878,807	1.90	(d)	1.98	(d)	1.37		1.45		3.46	75
(0.43)	10.07	(3.97)	3,207,862	2.02	(d)	2.09	(d)	1.38		1.45		3.99	65
(0.37)	10.94	8.11	4,592,645	2.03	(d)	2.07	(d)	1.41		1.45		5.29	18
(0.77)	10.46	5.87	2,540,771	1.90	(d)(e)	1.93	(d)(e)	1.43	(e)	1.46	(e)	7.28	55
(0.63)	10.65	10.11	1,562,700	1.91	(d)	1.91	(d)	1.60		1.60		6.70	68

ANNUAL REPORT	MARCH 31, 2015	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Assets:
Investments, at value
Investments in securities*	$0	$1,527
Investments in Affiliates	30,081,220	24,898,758
Cash	0	1
Receivable for investments in Affiliates sold	358,751	58,216
Receivable for Fund shares sold	42,260	63,720
Dividends receivable from Affiliates	46,579	34,415
Reimbursement receivable from PIMCO	4,576	1,568
	30,533,386	25,058,205
Liabilities:
Borrowings & Other Financing Transactions
Payable for line of credit	$0	$7,412,767
Payable for investments in Affiliates purchased	161,634	93,508
Payable for Fund shares redeemed	61,972	44,962
Overdraft due to custodian	244,352	0
Accrued investment advisory fees	4,403	2,982
Accrued supervisory and administrative fees	2,036	1,622
Accrued distribution fees	1,113	1,359
Accrued servicing fees	596	716
	476,106	7,557,916
Net Assets	$30,057,280	$17,500,289
Net Assets Consist of:
Paid in capital	$32,818,467	$22,345,120
Undistributed net investment income	34,358	15,082
Accumulated undistributed net realized (loss)	(1,035,365)	(1,980,745)
Net unrealized (depreciation)	(1,760,180)	(2,879,168)
	$30,057,280	$17,500,289
Cost of Investments in securities	$0	$1,527
Cost of Investments in Affiliates	$31,841,400	$27,777,926

* Includes repurchase agreements of:	$0	$1,527

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2015

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund
Net Assets:
Institutional Class	$24,949,112	$10,944,124
Class P	1,163,590	2,455,193
Administrative Class	430,275	NA
Class D	671,663	737,268
Class A	1,369,369	1,484,897
Class C	1,364,100	1,878,807
Class R	109,171	NA
Shares Issued and Outstanding:
Institutional Class	2,154,260	1,206,067
Class P	100,284	270,410
Administrative Class	37,081	NA
Class D	57,976	81,489
Class A	118,084	163,496
Class C	118,055	206,806
Class R	9,460	NA
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$11.58	$9.07
Class P	11.60	9.08
Administrative Class	11.60	NA
Class D	11.59	9.05
Class A	11.60	9.08
Class C	11.56	9.08
Class R	11.54	NA

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2015	23

Statements of Operations

Year Ended March 31, 2015 (Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:
Dividends from Investments in Affiliates	$1,465,178	$1,302,695
Total Income	1,465,178	1,302,695

Expenses:
Investment advisory fees	57,784	48,366
Supervisory and administrative fees	27,556	27,656
Distribution and/or servicing fees - Administrative Class	1,146	0
Distribution and/or servicing fees - Class D	1,964	2,720
Distribution fees - Class B	48 ^	0
Distribution fees - Class C	12,183	20,302
Distribution fees - Class R	327	0
Servicing fees - Class A	4,214	6,109
Servicing fees - Class B	16 ^	0
Servicing fees - Class C	4,061	6,767
Servicing fees - Class R	327	0
Interest expense	2	128,804
Miscellaneous expense	0	9
Total Expenses	109,628	240,733
Waiver and/or Reimbursement by PIMCO	(49,030)	(20,087)
Net Expenses	60,598	220,646

Net Investment Income	1,404,580	1,082,049

Net Realized Gain (Loss):
Investments in Affiliates	363,515	(968,358)
Net capital gain distributions received from Affiliate investments	390,844	298,398
Net Realized Gain (Loss)	754,359	(669,960)

Net Change in Unrealized (Depreciation):
Investments in Affiliates	(2,606,155)	(1,563,952)
Net Change in Unrealized (Depreciation)	(2,606,155)	(1,563,952)
Net (Loss)	(1,851,796)	(2,233,912)

Net (Decrease) in Net Assets Resulting from Operations	$(447,216)	$(1,151,863)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
(Decrease) in Net Assets from:

Operations:
Net investment income	$1,404,580	$1,491,948	$1,082,049	$1,597,141
Net realized gain (loss)	754,359	(308,417)	(669,960)	(1,130,590)
Net change in unrealized (depreciation)	(2,606,155)	(548,854)	(1,563,952)	(1,776,045)
Net increase (decrease) in net assets resulting from operations	(447,216)	634,677	(1,151,863)	(1,309,494)

Distributions to Shareholders:
From net investment income
Institutional Class	(1,212,297)	(1,176,575)	(695,809)	(877,457)
Class P	(57,071)	(59,095)	(174,575)	(247,200)
Administrative Class	(19,512)	(19,613)	0	0
Class D	(31,582)	(37,830)	(49,239)	(70,263)
Class A	(64,577)	(81,442)	(100,635)	(198,882)
Class B	(123)^	(533)	0	0
Class C	(52,059)	(62,481)	(100,750)	(158,223)
Class R	(4,788)	(5,414)	0	0

Total Distributions	(1,442,009)	(1,442,983)	(1,121,008)	(1,552,025)

Fund Share Transactions:
Net increase (decrease) resulting from Fund share transactions**	(1,500,696)	23,366	(7,010,430)	(4,545,618)

Total (Decrease) in Net Assets	(3,389,921)	(784,940)	(9,283,301)	(7,407,137)

Net Assets:
Beginning of year	33,447,201	34,232,141	26,783,590	34,190,727
End of year*	$30,057,280	$33,447,201	$17,500,289	$26,783,590

*Including undistributed net investment income of:	$34,358	$71,787	$15,082	$54,040

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 11 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	25

Statement of Cash Flows

Year Ended 03/31/2015 (Amounts in thousands†)	PIMCO All Asset All Authority Fund
Cash flows provided by operating activities:
Net (decrease) in net assets resulting from operations	$(1,151,863)

Adjustments to reconcile net (decrease) in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(25,200,725)
Proceeds from sales of long-term securities	36,139,327
(Purchases) of short-term portfolio investments, net	(151,069)
Decrease in receivable for investments in Affiliates sold	345,702
Decrease in dividends receivable from Affiliates	25,051
Decrease in reimbursement receivable from PIMCO	868
(Decrease) in payable for investments in Affiliates purchased	(370,876)
(Decrease) in accrued investment advisory fees	(1,300)
(Decrease) in accrued supervisory and administrative fees	(942)
(Decrease) in accrued distribution fees	(816)
(Decrease) in accrued servicing fees	(592)
Net Realized (Gain) Loss
Investments in Affiliates	968,358
Net capital gain distributions received from Affiliate investments	(298,398)
Net Change in Unrealized Depreciation
Investments in Affiliates	1,563,952
Net cash provided by operating activities	11,866,677

Cash flows (used for) financing activities:
Proceeds from shares sold	5,775,807
Payments on shares redeemed	(13,822,925)
Net borrowing of line of credit	(3,677,438)
Cash dividend paid*	(142,121)
Net cash (used for) financing activities	(11,866,677)

Net Increase (Decrease) in Cash and Foreign Currency	0

Cash and Foreign Currency:
Beginning of year	1
End of year	$1
* Reinvestment of distributions	$978,887

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$125,040

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

March 31, 2015

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.1%

MUTUAL FUNDS (a) 99.5%
PIMCO CommoditiesPLUS® Strategy Fund	119,741,998	$864,537
PIMCO CommodityRealReturn Strategy Fund®	275,607,828	1,171,333
PIMCO Credit Absolute Return Fund	15,687,342	157,187
PIMCO Diversified Income Fund	899,273	9,793
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	151,172,555	1,427,069
PIMCO Emerging Local Bond Fund	341,851,886	2,707,467
PIMCO Emerging Markets Bond Fund	7,131,824	72,959
PIMCO Emerging Markets Corporate Bond Fund	2,093,570	22,024
PIMCO Emerging Markets Currency Fund	380,282,429	3,456,767
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	275,627,027	2,681,851
PIMCO EqS Pathfinder Fund®	32,664,653	313,254
PIMCO EqS® Long/Short Fund	8,866,724	108,440
PIMCO Floating Income Fund	10,550,740	87,149
PIMCO Foreign Bond Fund (Unhedged)	9,522,781	91,609
PIMCO Fundamental Advantage Absolute Return Strategy Fund	326,261,916	1,181,068
PIMCO Fundamental IndexPLUS® AR Fund	9,317,947	61,126
PIMCO Global Advantage® Strategy Bond Fund	6,653,341	69,062
PIMCO High Yield Fund	92,861,669	858,042
PIMCO High Yield Spectrum Fund	90,885,382	922,487
PIMCO Income Fund	143,183,008	1,775,469
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	57,580,297	515,344

	SHARES	MARKET VALUE (000S)
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	125,334,671	$1,268,387
PIMCO Investment Grade Corporate Bond Fund	52,077,992	561,401
PIMCO Long Duration Total Return Fund	18,914,381	232,647
PIMCO Long-Term Credit Fund	11,289,996	149,818
PIMCO Long-Term U.S. Government Fund	80,623	926
PIMCO Low Duration Fund	7,086,490	71,503
PIMCO Low Volatility RAFI®-PLUS AR Fund	53,824,329	581,841
PIMCO Mortgage Opportunities Fund	17,410,004	194,121
PIMCO Real Return Asset Fund	228,937,866	1,950,551
PIMCO Real Return Fund	35,533,865	393,004
PIMCO RealEstateRealReturn Strategy Fund	166,407,438	693,919
PIMCO Senior Floating Rate Fund	84,078,061	846,666
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	15,647,300	193,870
PIMCO Total Return Fund	28,833,945	313,137
PIMCO TRENDS Managed Futures Strategy Fund	5,432,620	60,737
PIMCO Unconstrained Bond Fund	73,946,211	826,719
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	110,693,448	1,028,342
PIMCO Worldwide Long/Short Fundamental Strategy Fund	200,093,608	1,964,919

Total Mutual Funds (Cost $31,641,361)		29,886,545

ANNUAL REPORT	MARCH 31, 2015	27

Schedule of Investments PIMCO All Asset Fund (Cont.)

March 31, 2015

	SHARES	MARKET VALUE (000S)
EXCHANGE-TRADED FUNDS 0.3%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	540,000	$23,414
PIMCO Low Duration Active Exchange-Traded Fund	682,562	69,430

Total Exchange-Traded Funds (Cost $98,208)		92,844

SHORT-TERM INSTRUMENTS 0.3%

MUTUAL FUNDS 0.3%
PIMCO Government Money Market Fund	100,011,676	100,012

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	183,438	$1,819

Total Short-Term Instruments (Cost $101,831)		101,831

Total Investments in Affiliates (Cost $31,841,400)		30,081,220

Total Investments 100.1% (Cost $31,841,400)		$30,081,220

Other Assets and Liabilities, net (0.1%)		(23,940)

Net Assets 100.0%		$30,057,280

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Mutual Funds	$29,886,545	$0	$0	$29,886,545
Exchange-Traded Funds	92,844	0	0	92,844
Short-Term Instruments
Mutual Funds	100,012	0	0	100,012
Central Funds Used for Cash Management Purposes	1,819	0	0	1,819
Total Investments	$30,081,220	$0	$0	$30,081,220

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Fund

March 31, 2015

		MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (b) 0.0%
		$1,527

Total Short-Term Instruments (Cost $1,527)		1,527

Total Investments in Securities (Cost $1,527)		1,527

	SHARES
INVESTMENTS IN AFFILIATES 142.3%

MUTUAL FUNDS (a) 141.0%
PIMCO CommoditiesPLUS® Strategy Fund	98,350,410	710,090
PIMCO CommodityRealReturn Strategy Fund®	136,348,164	579,480
PIMCO Credit Absolute Return Fund	17,374,359	174,091
PIMCO Diversified Income Fund	528,511	5,756
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	117,573,851	1,109,897
PIMCO Emerging Local Bond Fund	237,038,732	1,877,347
PIMCO Emerging Markets Bond Fund	7,397,564	75,677
PIMCO Emerging Markets Corporate Bond Fund	2,866,664	30,157
PIMCO Emerging Markets Currency Fund	222,106,324	2,018,947
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	186,567,209	1,815,299
PIMCO EqS Pathfinder Fund®	21,597,283	207,118
PIMCO EqS® Long/Short Fund	9,231,322	112,899
PIMCO Floating Income Fund	3,068,077	25,342
PIMCO Foreign Bond Fund (Unhedged)	8,216,424	79,042
PIMCO Fundamental Advantage Absolute Return Strategy Fund	277,706,620	1,005,298

	SHARES	MARKET VALUE (000S)
PIMCO Fundamental IndexPLUS® AR Fund	14,574,376	$95,608
PIMCO Global Advantage® Strategy Bond Fund	2,757,812	28,626
PIMCO High Yield Fund	57,770,630	533,801
PIMCO High Yield Spectrum Fund	79,511,768	807,044
PIMCO Income Fund	116,091,693	1,439,537
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	51,552,424	461,394
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	115,142,614	1,165,243
PIMCO Investment Grade Corporate Bond Fund	33,470,180	360,809
PIMCO Long Duration Total Return Fund	3,746,014	46,076
PIMCO Long-Term Credit Fund	2,754,456	36,552
PIMCO Long-Term U.S. Government Fund	53,967	620
PIMCO Low Duration Fund	13,003,806	131,208
PIMCO Low Volatility RAFI®-PLUS AR Fund	40,787,719	440,915
PIMCO Mortgage Opportunities Fund	11,994,476	133,738
PIMCO Real Return Asset Fund	124,808,798	1,063,371
PIMCO Real Return Fund	22,873,046	252,976
PIMCO RealEstateRealReturn Strategy Fund	107,120,401	446,692
PIMCO Senior Floating Rate Fund	115,571,840	1,163,808
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	11,883,213	147,233
PIMCO StocksPLUS® AR Short Strategy Fund	1,419,017,430	3,320,501
PIMCO Total Return Fund	22,851,424	248,166

ANNUAL REPORT	MARCH 31, 2015	29

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

	SHARES	MARKET VALUE (000S)
PIMCO TRENDS Managed Futures Strategy Fund	4,930,269	$55,120
PIMCO Unconstrained Bond Fund	50,870,262	568,730
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	77,436,845	719,388
PIMCO Worldwide Long/Short Fundamental Strategy Fund	120,215,978	1,180,521

Total Mutual Funds (Cost $27,548,910)		24,674,117

EXCHANGE-TRADED FUNDS 0.4%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	440,000	19,079
PIMCO Low Duration Active Exchange-Traded Fund	541,301	55,061

Total Exchange-Traded Funds (Cost $78,515)		74,140

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.9%

MUTUAL FUNDS 0.9%
PIMCO Government Money Market Fund	150,003,739	$150,004

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%
PIMCO Short-Term Floating NAV Portfolio III	50,078	497

Total Short-Term Instruments (Cost $150,501)		150,501

Total Investments in Affiliates (Cost $27,777,926)		24,898,758

Total Investments 142.3% (Cost $27,779,453)		$24,900,285

Other Assets and Liabilities, net (42.3%)		(7,399,996)

Net Assets 100.0%		$17,500,289

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$1,527	Fannie Mae 2.200% due 10/17/2022	$(1,558)	$1,527	$1,527

Total Repurchase Agreements						$(1,558)	$1,527	$1,527

(1)	Includes accrued interest.

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

March 31, 2015

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of March 31, 2015:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales	Total Borrowings and Other Financing Transactions	Collateral (Received)		Net Exposure (2)
Global/Master Repurchase Agreement
SSB	$1,527	$0	$0	$0	$1,527		$(1,558)		$(31)

Total Borrowings and Other Financing Transactions	$1,527	$0	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 6, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Short-Term Instruments
Repurchase Agreements	$0	$1,527	$0	$1,527
	$0	$1,527	$0	$1,527

Investments in Affiliates, at Value
Mutual Funds	24,674,117	0	0	24,674,117
Exchange-Traded Funds	74,140	0	0	74,140
Short-Term Instruments
Mutual Funds	150,004	0	0	150,004
Central Funds Used for Cash Management Purposes	497	0	0	497
	$24,898,758	$0	$0	$24,898,758

Total Investments	$24,898,758	$1,527	$0	$24,900,285

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	31

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940 (the “Act”), as amended, as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the funds (each a “Fund” and collectively the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO All Asset and PIMCO All Asset All Authority Funds.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B of PIMCO All Asset Fund into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees related to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statements of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from investments in Institutional Class or Class M shares of the Trust or PIMCO Equity Series, except other fund of funds, or shares of any actively-managed funds of the PIMCO ETF Trust (collectively the “Underlying PIMCO Funds”) are recorded as dividend income. Long-term capital gain distributions received from Underlying PIMCO Funds are recorded as realized gains.

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2015

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statements of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated

ANNUAL REPORT	MARCH 31, 2015	33

Notes to Financial Statements (Cont.)

undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, or a line of credit, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Funds have adopted the ASU as they follow the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of a Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to a Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2015

has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market

ANNUAL REPORT	MARCH 31, 2015	35

Notes to Financial Statements (Cont.)

participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedules of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedules of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2015

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  Certain Funds may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds bear directly in connection with their own operations.

(b) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest substantially all of their assets in Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the Underlying PIMCO Funds and/or Central Funds for the period ended March 31, 2015 (amounts in thousands†):

ANNUAL REPORT	MARCH 31, 2015	37

Notes to Financial Statements (Cont.)

PIMCO All Asset Fund
Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$965,769	$493,707	$(120,415)	$(42,240)	$(432,284)	$864,537	$48,211	$0
PIMCO CommodityRealReturn Strategy Fund®	488,366	1,069,695	(24,409)	(9,737)	(352,582)	1,171,333	3,622	0
PIMCO Credit Absolute Return Fund	990,317	20,460	(849,572)	14,288	(18,306)	157,187	18,971	1,490
PIMCO Diversified Income Fund	1,172,848	22,045	(1,205,838)	65,814	(45,076)	9,793	20,964	1,081
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	2,452,488	162,353	(1,242,255)	(25,399)	79,882	1,427,069	2,022	0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	1,326,490	1,761,358	(271,307)	(34,521)	(100,169)	2,681,851	66,799	2,889
PIMCO Emerging Local Bond Fund	2,431,025	1,001,603	(192,133)	(20,052)	(512,976)	2,707,467	141,001	0
PIMCO Emerging Markets Bond Fund	1,324,085	38,697	(1,300,325)	(48,251)	58,753	72,959	37,584	1,114
PIMCO Emerging Markets Corporate Bond Fund	480,550	27,367	(489,192)	(11,264)	14,563	22,024	10,767	0
PIMCO Emerging Markets Currency Fund	2,414,208	1,477,949	(102,832)	(4,620)	(327,938)	3,456,767	62,489	0
PIMCO EqS Pathfinder Fund®	1,116,565	124,761	(813,557)	31,092	(145,607)	313,254	22,416	102,345
PIMCO EqS® Emerging Markets Fund	65,103	0	(68,188)	(12,833)	15,918	0	0	0
PIMCO EqS® Long/Short Fund	152,850	10,712	(55,880)	4,952	(4,194)	108,440	0	712
PIMCO Floating Income Fund	642,488	78,979	(633,913)	33,936	(34,341)	87,149	12,336	0
PIMCO Foreign Bond Fund (Unhedged)	17,187	167,204	(82,455)	(1,116)	(9,211)	91,609	1,747	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	816,229	1,320,185	(816,833)	(64,093)	(74,420)	1,181,068	88,670	0
PIMCO Fundamental IndexPLUS® AR Fund	26,726	189,432	(137,730)	(8,667)	(8,635)	61,126	10,228	13,444
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	26,302	0	0	0	(2,888)	23,414	1,280	0
PIMCO Global Advantage® Strategy Bond Fund	315,517	59,031	(307,893)	14,817	(12,410)	69,062	3,768	0
PIMCO Global Dividend Fund	39,189	1,027	(39,668)	6,312	(6,860)	0	400	634
PIMCO Government Money Market Fund	0	2,831,467	(2,731,455)	0	0	100,012	12	0
PIMCO High Yield Fund	1,542,249	1,057,193	(1,733,167)	92,776	(101,009)	858,042	47,653	11,916
PIMCO High Yield Spectrum Fund	1,498,446	132,085	(628,479)	2,135	(81,700)	922,487	69,271	35,813
PIMCO Income Fund	3,500,854	154,326	(1,898,404)	124,545	(105,852)	1,775,469	150,472	3,855
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	1,340,456	239,308	(752,763)	(35,550)	(276,107)	515,344	29,577	202,731
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	67,732	346	(68,342)	10,189	(9,925)	0	346	0
PIMCO International StocksPLUS® AR Strategy Fund (Unhedged)	169,219	387	(171,141)	35,138	(33,603)	0	371	16
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	1,077,299	903,961	(692,599)	(20,154)	(120)	1,268,387	43,753	218

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March 31, 2015

Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO Investment Grade Corporate Bond Fund	$1,956	$800,672	$(243,984)	$(1,978)	$4,735	$561,401	$23,021	$4,071
PIMCO Long Duration Total Return Fund	12,240	638,906	(451,415)	16,561	16,355	232,647	14,125	0
PIMCO Long-Term Credit Fund	1,374,402	57,574	(1,369,447)	90,342	(3,053)	149,818	57,574	0
PIMCO Long-Term U.S. Government Fund	20,790	1,929,679	(2,098,669)	146,636	2,490	926	20,390	0
PIMCO Low Duration Active Exchange-Traded Fund	0	69,161	0	0	269	69,430	1,202	0
PIMCO Low Duration Fund	204,919	4,014,466	(4,136,800)	(9,587)	(1,495)	71,503	14,651	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	52,879	792,958	(263,446)	(3,831)	3,281	581,841	47,608	0
PIMCO Mortgage Opportunities Fund	186,019	6,771	(200)	(1)	1,532	194,121	6,771	0
PIMCO Real Return Asset Fund	122,447	1,907,589	(98,936)	(2,179)	21,630	1,950,551	3,998	0
PIMCO Real Return Fund	80,198	431,518	(100,741)	(2,605)	(15,366)	393,004	13,781	0
PIMCO RealEstateRealReturn Strategy Fund	1,306,456	579,012	(1,244,867)	60,551	(7,233)	693,919	244,488	0
PIMCO Senior Floating Rate Fund	645,330	375,948	(167,319)	670	(7,963)	846,666	24,535	555
PIMCO Short-Term Floating NAV Portfolio	24	1,158,353	(1,158,367)	(10)	0	0	54	0
PIMCO Short-Term Floating NAV Portfolio III	107	137,503	(135,800)	9	(0)	1,819	3	0
PIMCO Short-Term Fund	107	2	(108)	(0)	(1)	0	2	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	23,141	812	(23,404)	9,195	(9,744)	0	311	500
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	277,590	20,519	(103,295)	(1,520)	576	193,870	13,851	0
PIMCO StocksPLUS® Fund	3,767	129	(3,903)	897	(890)	0	3	127
PIMCO StocksPLUS® Absolute Return Fund	2,669	525	(3,094)	1,116	(1,216)	0	136	390
PIMCO Total Return Fund	206,156	2,753,552	(2,642,328)	(5,342)	1,099	313,137	27,119	6,028
PIMCO TRENDS Managed Futures Strategy Fund	51,687	5,666	(1,921)	221	5,084	60,737	4,751	915
PIMCO Unconstrained Bond Fund	944,529	924,283	(1,045,008)	3,015	(100)	826,719	15,150	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	1,476,223	463,282	(792,139)	(36,142)	(82,882)	1,028,342	27,113	0
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0	1,971,085	0	0	(6,166)	1,964,919	9,811	0
Totals	$33,454,193	$32,385,603	$(33,515,936)	$363,515	$(2,606,155)	$30,081,220	$1,465,178	$390,844
†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2015	39

Notes to Financial Statements (Cont.)

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO CommoditiesPLUS® Strategy Fund	$1,507,864	$171,486	$(476,149)	$(153,307)	$(339,804)	$710,090	$53,126	$0
PIMCO CommodityRealReturn Strategy Fund®	419,470	505,136	(112,455)	(27,447)	(205,224)	579,480	3,335	0
PIMCO Credit Absolute Return Fund	982,138	22,859	(823,668)	14,368	(21,606)	174,091	21,030	1,828
PIMCO Diversified Income Fund	950,945	17,356	(979,384)	29,161	(12,322)	5,756	16,629	727
PIMCO EM Fundamental IndexPLUS® AR Strategy Fund	2,116,891	11,461	(1,027,115)	(70,703)	79,363	1,109,897	2,004	0
PIMCO EMG Intl Low Volatility RAFI®-PLUS AR Fund	1,089,063	1,426,311	(579,954)	(61,571)	(58,550)	1,815,299	57,988	2,591
PIMCO Emerging Local Bond Fund	2,239,807	696,304	(653,199)	(71,112)	(334,453)	1,877,347	114,570	0
PIMCO Emerging Markets Bond Fund	1,509,531	48,715	(1,478,269)	(80,895)	76,595	75,677	46,755	1,961
PIMCO Emerging Markets Corporate Bond Fund	614,920	20,914	(602,978)	(25,610)	22,911	30,157	15,714	0
PIMCO Emerging Markets Currency Fund	2,353,651	449,077	(525,636)	(46,875)	(211,270)	2,018,947	49,161	0
PIMCO EqS Pathfinder Fund®	666,085	58,525	(467,521)	64,936	(114,907)	207,118	11,637	46,889
PIMCO EqS® Emerging Markets Fund	17,496	0	(17,832)	(3,506)	3,842	0	0	0
PIMCO EqS® Long/Short Fund	145,885	1,296	(35,383)	5,085	(3,984)	112,899	0	574
PIMCO Floating Income Fund	678,972	11,665	(661,999)	5,718	(9,014)	25,342	11,665	0
PIMCO Foreign Bond Fund (Unhedged)	102	155,532	(67,237)	(1,233)	(8,122)	79,042	1,397	0
PIMCO Fundamental Advantage Absolute Return Strategy Fund	2,026,509	2,122,500	(3,012,520)	(175,050)	43,859	1,005,298	91,722	0
PIMCO Fundamental IndexPLUS® AR Fund	1,456	141,469	(35,421)	(4,324)	(7,572)	95,608	7,822	9,647
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	21,432	0	0	0	(2,353)	19,079	1,043	0
PIMCO Global Advantage® Strategy Bond Fund	277,564	19,802	(270,907)	3,349	(1,182)	28,626	3,135	0
PIMCO Global Dividend Fund	28,107	332	(28,210)	4,751	(4,980)	0	128	206
PIMCO Government Money Market Fund	0	10,805,436	(10,655,432)	0	0	150,004	15	0
PIMCO High Yield Fund	1,037,655	479,894	(972,640)	67,788	(78,896)	533,801	28,004	8,915
PIMCO High Yield Spectrum Fund	1,386,199	96,349	(601,420)	7,988	(82,072)	807,044	63,062	33,288
PIMCO Income Fund	2,910,434	318,630	(1,801,190)	46,861	(35,198)	1,439,537	129,942	3,689
PIMCO International Fundamental IndexPLUS® AR Strategy Fund	1,350,261	283,355	(902,523)	(1,832)	(267,867)	461,394	24,555	178,303

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March 31, 2015

Underlying PIMCO Funds	Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
PIMCO International StocksPLUS® AR Strategy Fund (U.S. Dollar-Hedged)	$325	$33	$(366)	$100	$(92)	$0	$27	$0
PIMCO Intl Low Volatility RAFI®-PLUS AR Fund	885,139	850,766	(545,423)	(23,203)	(2,036)	1,165,243	50,738	218
PIMCO Investment Grade Corporate Bond Fund	47,535	432,958	(122,121)	4,532	(2,095)	360,809	13,415	2,184
PIMCO Long Duration Total Return Fund	217,579	446,052	(652,713)	26,004	9,154	46,076	13,995	0
PIMCO Long-Term Credit Fund	676,399	27,992	(711,208)	15,766	27,603	36,552	27,991	0
PIMCO Long-Term U.S. Government Fund	83,399	2,078,809	(2,257,884)	88,885	7,411	620	16,119	0
PIMCO Low Duration Active Exchange-Traded Fund	0	54,848	0	0	213	55,061	953	0
PIMCO Low Duration Fund	87,826	5,719,169	(5,668,139)	(7,423)	(225)	131,208	15,148	0
PIMCO Low Volatility RAFI®-PLUS AR Fund	48,973	615,322	(226,375)	1,844	1,151	440,915	32,907	0
PIMCO Mortgage Opportunities Fund	183,147	7,425	(58,308)	815	659	133,738	6,428	0
PIMCO Real Return Asset Fund	136,721	1,140,169	(228,041)	(9,234)	23,756	1,063,371	3,569	0
PIMCO Real Return Fund	571	436,910	(167,108)	(7,191)	(10,206)	252,976	11,019	0
PIMCO RealEstateRealReturn Strategy Fund	1,068,573	351,962	(1,035,496)	86,108	(24,455)	446,692	171,462	0
PIMCO Senior Floating Rate Fund	1,146,208	359,774	(325,220)	(1,835)	(15,119)	1,163,808	43,469	1,148
PIMCO Short-Term Floating NAV Portfolio	36	680,026	(680,029)	(33)	0	0	26	0
PIMCO Short-Term Floating NAV Portfolio III	0	43,001	(42,500)	(4)	0	497	1	0
PIMCO Short-Term Fund	165	3	(166)	(1)	(1)	0	3	0
PIMCO Small Cap StocksPLUS® AR Strategy Fund	500	38	(534)	223	(227)	0	10	16
PIMCO Small Company Fundamental IndexPLUS® AR Strategy Fund	209,476	10,379	(72,909)	3,021	(2,734)	147,233	9,461	0
PIMCO StocksPLUS® AR Short Strategy Fund	4,952,393	337,365	(1,418,462)	(611,255)	60,460	3,320,501	47,927	0
PIMCO StocksPLUS® Fund	126	16	(142)	20	(20)	0	0	16
PIMCO StocksPLUS® Absolute Return Fund	702	57	(752)	142	(149)	0	15	43
PIMCO Total Return Fund	87,847	2,505,406	(2,347,497)	505	1,905	248,166	25,365	5,326
PIMCO TRENDS Managed Futures Strategy Fund	47,881	5,143	(2,832)	329	4,599	55,120	4,314	829
PIMCO Unconstrained Bond Fund	1,581,550	1,366,355	(2,385,784)	16,854	(10,245)	568,730	19,988	0
PIMCO Worldwide Fundamental Advantage AR Strategy Fund	2,125,263	210,662	(1,479,838)	(79,867)	(56,832)	719,388	27,503	0
PIMCO Worldwide Long/Short Fundamental Strategy Fund	0	1,184,142	0	0	(3,621)	1,180,521	6,403	0
Totals	$37,920,771	$36,729,186	$(47,218,889)	$(968,358)	$(1,563,952)	$24,898,758	$1,302,695	$298,398
†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	MARCH 31, 2015	41

Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 6, Principal Risks.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA” Fund) has entered into a secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the 1940 Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. As of March 31, 2015, the agreement comprises both revolving and term-loan tranches.

With respect to the revolving tranches, there is a maximum available commitment amount equal to $2,551,143,165. The amounts outstanding under the term-loan tranches are $833,186,000, which terminates on June 17, 2016, and $1,000,000,000 and $3,035,000,000, which terminate on June 30, 2015. Borrowings under this agreement bear interest at a rate equal to the cost of funding. Borrowings outstanding as of March 31, 2015 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. As of March 31, 2015, the AAAA Fund was paying an average weighted rate of interest of 1.327%. Program facility, upfront and interest fees paid by the AAAA Fund in relation to the borrowings are included in interest expense in the Statements of Operations. All of the AAAA Fund’s securities are pledged as collateral under the agreement.

The AAAA Fund’s borrowing activity under the agreement for the period ended March 31, 2015 was as follows (amounts in thousands):

Average Outstanding Principal	Average Available Commitment	Interest	Program Facility, Upfront and Interest Fees	Outstanding Principal as of 03/31/2015
$9,711,291	$9,711,291	$128,800	$1,920	$7,419,329

(b) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

6. PRINCIPAL RISKS

In the normal course of business, the Funds (or Underlying PIMCO Funds) trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes

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March 31, 2015

in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Investments in Mutual Funds  To the extent that certain Funds invest substantially all of their respective assets in Underlying PIMCO Funds, the risks associated with investing in these Funds will be closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds. The ability of the Funds to achieve their respective investment objectives may depend upon the ability of the Underlying PIMCO Funds to achieve their respective investment objectives. There can be no assurance that the investment objective of any Underlying PIMCO Fund will be achieved. The net asset value of each Fund will fluctuate in response to changes in the respective net asset values of the Underlying PIMCO Funds in which it invests. The extent to which the investment performance and risks associated with the Funds correlate to those of a particular Underlying PIMCO Fund will depend upon the extent to which the assets of the Funds are allocated from time to time for investment in the Underlying PIMCO Funds, which will vary. Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

Investing in Underlying PIMCO Funds involves certain additional expenses and tax results that would not be present in a direct investment in the Underlying PIMCO Funds.

The investment performance depends upon how its assets are allocated and reallocated according to each Fund’s asset allocation targets and ranges. A principal risk of investing in each Fund is that the Funds’ asset allocation sub-adviser will make less than optimal or poor asset allocation decisions. The asset allocation sub-adviser attempts to identify investment allocations for the Underlying PIMCO Funds that will provide consistent, quality performance for the Funds, but there is no guarantee that such allocation techniques will produce the desired results.

Market Risks  A Fund’s (or Underlying PIMCO Funds’) investments in financial derivatives and other financial instruments expose the Fund (or Underlying PIMCO Funds) to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund (or Underlying PIMCO Funds) is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund (or Underlying PIMCO Funds) may lose money if these changes are not anticipated by Fund management. A Fund (or Underlying PIMCO Funds) may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary

ANNUAL REPORT	MARCH 31, 2015	43

Notes to Financial Statements (Cont.)

policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund (or Underlying PIMCO Funds) to lose value. If a Fund (or Underlying PIMCO Funds) lost enough value, a Fund (or Underlying PIMCO Funds) could face increased redemptions by shareholders, which could further impair its performance.

Certain Funds (or Underlying PIMCO Funds) may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as, but not limited to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact a Funds’ (or Underlying PIMCO Funds’) performance and/or ability to achieve its investment objective. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of certain Funds (or Underlying PIMCO Funds) could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for certain Funds (or Underlying PIMCO Funds) to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

If a Fund (or Underlying PIMCO Funds) invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund (or Underlying PIMCO Funds), or, in the case of hedging positions, that the Fund’s (or Underlying PIMCO Funds’) base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate

44	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s (or Underlying PIMCO Funds’) investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

A Fund’s (or Underlying PIMCO Funds’) investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund (or Underlying PIMCO Funds) will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund (or Underlying PIMCO Funds) minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. A Fund (or Underlying PIMCO Funds) could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund (or Underlying PIMCO Fund) may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund (or Underlying PIMCO Funds) has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Funds (or Underlying PIMCO Funds) through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund (or Underlying PIMCO Funds) exceed a predetermined threshold, such counterparty shall advance collateral to the Fund (or Underlying PIMCO Funds) in the form of cash or securities equal in value to the unpaid amount owed to the Fund (or Underlying PIMCO Funds). A Fund (or Underlying PIMCO Funds) may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a

ANNUAL REPORT	MARCH 31, 2015	45

Notes to Financial Statements (Cont.)

Fund (or Underlying PIMCO Funds) subsequently decreases, the Fund (or Underlying PIMCO Funds) would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund (or Underlying PIMCO Funds) has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statements of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback

46	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2015

transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

ANNUAL REPORT	MARCH 31, 2015	47

Notes to Financial Statements (Cont.)

The Investment Advisory and Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

	Investment Advisory Fee		Supervisory and Administrative Fee
Fund Name	All Classes		Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
PIMCO All Asset Fund	0.175%	(1)	0.05%	0.15%	0.05%	0.20%	0.30%
PIMCO All Asset All Authority Fund	0.20%	(2)	0.05%	0.15%	N/A	0.20%	0.25%
(1)

PIMCO has contractually agreed, through July 31, 2015, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2015, to reduce its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C, and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of each Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, a Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

48	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A
All Funds	—	0.25%
Class B
All Funds	0.75%	0.25%
Class C
All Funds	0.75%	0.25%
Class R
All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class
All Funds	0.25%
Class D
All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

ANNUAL REPORT	MARCH 31, 2015	49

Notes to Financial Statements (Cont.)

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund expenses for the Funds are based upon an allocation of a Fund’s assets among the Underlying PIMCO Funds and upon the total annual operating expenses of the Institutional Class shares of these Underlying PIMCO Funds. Underlying PIMCO Fund expenses will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2015, to reduce the PIMCO All Asset Fund’s Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2015, to reduce the PIMCO All Asset All Authority Fund’s (the “AAAA Fund”) Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. PIMCO may recoup the PIMCO All Asset and AAAA Funds’ waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limitation of 0.64% and 0.69%, respectively. The recoverable amounts to PIMCO at March 31, 2015 were $126,475,935 and $51,082,467, respectively, in the PIMCO All Asset and AAAA Funds.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended March 31, 2015, the Funds below waived the following fees (amounts in thousands):

Fund Name	Waived Fees
PIMCO All Asset Fund	$49,030
PIMCO All Asset All Authority Fund	20,087

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 7 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against

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the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO All Asset Fund	$0	$0	$28,258,281	$29,490,314
PIMCO All Asset All Authority Fund	0	0	25,200,725	35,840,928
†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	464,138	$5,660,139	656,433	$8,071,880	336,971	$3,307,403	827,120	$8,602,727
Class P	58,817	719,429	44,150	543,750	166,802	1,675,586	196,235	2,054,114
Administrative Class	7,580	92,855	9,213	113,879	0	0	0	0
Class D	15,852	192,799	21,951	271,195	28,002	276,679	54,477	567,842
Class A	23,386^	285,708^	45,883	566,533	35,151	349,231	120,322	1,265,047
Class B	31	378	167	2,087	0	0	0	0
Class C	12,483	151,766	23,235	285,942	21,337	211,408	74,719	789,090
Class R	1,758	21,411	3,429	42,197	0	0	0	0

ANNUAL REPORT	MARCH 31, 2015	51

Notes to Financial Statements (Cont.)

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund
	Year Ended 03/31/2015		Year Ended 03/31/2014		Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions
Institutional Class	90,355	$1,078,799	85,505	$1,034,301	67,399	$638,072	77,718	$778,030
Class P	3,591	42,890	3,597	43,588	12,820	121,324	15,655	157,151
Administrative Class	1,588	18,985	1,575	19,095	0	0	0	0
Class D	2,593	30,973	3,052	36,940	5,181	48,898	6,973	69,690
Class A	4,818	57,684	6,116	74,074	9,282	88,358	17,685	177,427
Class B	7	89	39	471	0	0	0	0
Class C	3,645	43,320	4,299	51,898	8,714	82,235	12,781	128,003
Class R	402	4,780	448	5,398	0	0	0	0

Cost of shares redeemed
Institutional Class	(607,991)	(7,374,036)	(651,105)	(7,974,968)	(714,688)	(6,886,731)	(843,978)	(8,635,283)
Class P	(60,369)	(729,836)	(69,146)	(845,490)	(285,423)	(2,750,911)	(418,597)	(4,288,430)
Administrative Class	(9,412)	(114,350)	(12,138)	(148,821)	0	0	0	0
Class D	(28,884)	(349,423)	(41,778)	(511,059)	(73,244)	(706,072)	(122,851)	(1,260,821)
Class A	(63,232)	(774,332)	(76,004)	(929,230)	(209,973)	(2,086,999)	(294,682)	(3,022,516)
Class B	(1,108)^	(13,806)^	(1,239)	(15,319)	0	0	0	0
Class C	(41,193)	(497,767)	(54,938)	(669,367)	(141,893)	(1,378,911)	(188,697)	(1,927,689)
Class R	(4,062)	(49,151)	(3,750)	(45,608)	0	0	0	0
Net increase (decrease) resulting from Fund share transactions	(125,207)	$(1,500,696)	(1,006)	$23,366	(733,562)	$(7,010,430)	(465,120)	$(4,545,618)
^	At the NYSE Close on March 25, 2015, 192 Class B shares in the amount of $2,264 converted into Class A shares of the Fund.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not engaged in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of March 31, 2015, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

52	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

March 31, 2015

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, each Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and a Fund’s investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of a Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
PIMCO All Asset Fund	$34,358	$—	$(1,976,158)	$—	$(798,744)	$(20,644)	$—
PIMCO All Asset All Authority Fund	15,082	—	(3,111,478)	—	(1,748,435)	—	—
(1)	Adjusted for open wash sale loss deferrals for federal income tax purposes.
(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of March 31, 2015, the Funds had accumulated capital losses expiring in the following years (amounts in thousands). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

ANNUAL REPORT	MARCH 31, 2015	53

Notes to Financial Statements (Cont.)

March 31, 2015

	Expiration of Accumulated Capital Losses (amounts in thousands)
	03/31/2016	03/31/2017	03/31/2018	03/31/2019
PIMCO All Asset Fund	$—	$—	$798,744	$—
PIMCO All Asset All Authority Fund	—	—	—	—

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law. As of March 31, 2015, the Funds had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO All Asset Fund	$—	$—
PIMCO All Asset All Authority Fund	1,102,324	646,112

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO All Asset Fund	$32,057,377	$506,248	$(2,482,405)	$(1,976,157)
PIMCO All Asset All Authority Fund	28,011,762	337,595	(3,449,073)	(3,111,478)
(6)	Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
PIMCO All Asset Fund	$1,442,009	$—	$—	$1,442,983	$—	$—
PIMCO All Asset All Authority Fund	1,121,007	—	—	1,552,025	—	—
(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

54	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PIMCO Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (two series of PIMCO Funds, hereinafter referred to as the “Funds”) at March 31, 2015, the results of each of their operations and the cash flows for PIMCO All Asset All Authority Fund for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

ANNUAL REPORT	MARCH 31, 2015	55

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
SSB	State Street Bank and Trust Co.

Currency Abbreviations:
USD (or $)	United States Dollar

56	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income, the dividend received deduction, qualified interest income, and qualified short term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Funds’ dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2015 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below:

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2015 was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates:

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO All Asset Fund	0.00%	0.00%	$1,442,009	$—
PIMCO All Asset All Authority Fund	0.00%	0.00%	1,121,008	—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	MARCH 31, 2015	57

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[2]
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.
[1]	Trustees serve until their successors are duly elected and qualified.
[2]	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

58	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

ANNUAL REPORT	MARCH 31, 2015	59

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

ANNUAL REPORT	MARCH 31, 2015	61

Privacy Policy (Cont.)

(Unaudited)

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3010AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

PIMCO CommodityRealReturn Strategy Fund®

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures,

ANNUAL REPORT	MARCH 31, 2015	3

Chairman’s Letter (Cont.)

which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, commodity risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, tax risk, subsidiary risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2015	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The PIMCO CommodityRealReturn Strategy Fund® is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by changes in overall market movements, changes in interest rates, and other factors such as weather, disease, embargoes, and international economic and political developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

The following table discloses the inception dates of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	02/14/03	11/29/02	11/29/02	11/29/02	03/12/10

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Funds’ website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through March 31, 2015

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	-27.79%	-3.73%	-1.90%	4.36%
PIMCO CommodityRealReturn Strategy Fund® Class P	-27.75%	-3.84%	-1.99%	4.26%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	-27.97%	-4.01%	-2.16%	4.09%
PIMCO CommodityRealReturn Strategy Fund® Class D	-28.03%	-4.18%	-2.37%	3.86%
PIMCO CommodityRealReturn Strategy Fund® Class A	-28.12%	-4.19%	-2.38%	3.85%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	-32.07%	-5.26%	-2.93%	3.39%
PIMCO CommodityRealReturn Strategy Fund® Class C	-28.52%	-4.88%	-3.10%	3.09%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	-29.24%	-4.88%	-3.10%	3.09%
PIMCO CommodityRealReturn Strategy Fund® Class R	-28.25%	-4.41%	-2.78%	3.38%
Bloomberg Commodity Index Total Return	-27.04%	-5.71%	-3.56%	1.29%
Lipper Commodities General Funds Average	-24.68%	-6.26%	-4.15%	-0.83%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund Expenses), as supplemented to date, are 0.90% for Institutional Class shares, 1.00% for Class P shares, 1.15% for Administrative Class shares, 1.35% for Class D shares, 1.35% for Class A shares, 2.10% for Class C shares, and 1.60% for Class R shares.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	Class P - PCRPX	Administrative Class - PCRRX	Class D - PCRDX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown†

U.S. Treasury Obligations	72.2%
Sovereign Issues	13.5%
Short-Term Instruments‡	7.5%
Mortgage-Backed Securities	2.7%
Corporate Bonds & Notes	2.3%
Other	1.8%

†	% of Investments, at value as of 03/31/15
‡	Includes Central Funds used for Cash Management Purposes

Portfolio Insights

»

The PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities.

»

The Fund seeks to outperform the Bloomberg Commodity Index Total Return by actively managing its commodity exposure, by holding U.S. Treasury Inflation-Protected Securities (“TIPS”) as collateral and by actively managing this collateral portfolio.

»	Short exposure to the euro and the Japanese yen for most of the reporting period benefited relative performance as these currencies weakened relative to the U.S. dollar.

»	Exposure to nominal interest rates in Spain benefited relative performance as yields in Spain fell over the reporting period.

»	Exposure to Italian inflation-linked bonds (“ILBs”) benefited relative performance as ILBs in Italy posted positive returns over the reporting period.

»	Exposure to commodities, via the Fund’s benchmark index, detracted from absolute performance as the index posted negative returns for the reporting period.

»

The portfolio’s construction, which uses primarily short-maturity U.S. TIPS as collateral, detracted from relative performance as short-maturity U.S. TIPS underperformed the U.S. Treasury bill collateral rate embedded in the Bloomberg Commodity Index Total Return.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as yields fell in the U.S. over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as yields fell in Europe over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	9

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Net Annualized Expense Ratio **
Institutional Class	$1,000.00	$814.20	$3.75	$1,000.00	$1,020.79	$4.18	0.83%
Class P	1,000.00	813.80	4.21	1,000.00	1,020.29	4.68	0.93
Administrative Class	1,000.00	811.70	4.88	1,000.00	1,019.55	5.44	1.08
Class D	1,000.00	813.20	5.79	1,000.00	1,018.55	6.44	1.28
Class A	1,000.00	812.90	5.79	1,000.00	1,018.55	6.44	1.28
Class C	1,000.00	810.10	9.16	1,000.00	1,014.81	10.20	2.03
Class R	1,000.00	811.90	6.91	1,000.00	1,017.30	7.70	1.53

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

** The Net Annualized Expense Ratio is reflective of any applicable waivers related to contractual agreements for contractual fee waivers or voluntary fee waivers. Details regarding fee waivers can be found in Note 9 in the Notes to Financial Statements.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index	Description

45% Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index	The benchmark is a blend of 45% Barclays U.S. TIPS Index, 20% Bloomberg Commodity Index Total Return, 15% JPMorgan Emerging Local Markets Index Plus (Unhedged), 10% Dow Jones U.S. Select REIT Total Return Index, 10% Bloomberg Gold Subindex Total Return Index. Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. Performance data for this index prior to October 1997 represents returns of the Barclays Inflation Notes Index. Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. JPMorgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index. Bloomberg Gold Subindex Total Return Index reflects the return on fully collateralized positions in the underlying commodity futures. It is not possible to invest directly in an unmanaged index.

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	11

Benchmark Descriptions (Cont.)

Index	Description

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Inflation Notes: 10+ Year Index	Barclays U.S. Treasury Inflation Notes: 10+ Year Index is an unmanaged market index comprised of U.S. Treasury Inflation Protected securities with maturities of over 10 years. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Index	Description

Credit Suisse Commodity Benchmark Index	The Credit Suisse Commodity Benchmark Index is an unmanaged index composed of futures contracts on 30 physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to directly invest into an unmanaged index.

Dow Jones U.S. Select REIT Total Return Index	The Dow Jones U.S. Select Real Estate Investment Trust (REIT) Total Return Index is a subset of the Dow Jones Americas Select Real Estate Securities Index (RESI) and includes only REITs and REIT-like securities. The objective of the index is to measure the performance of publicly traded real estate securities. The indexes are designed to serve as proxies for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. It is not possible to invest directly in the index. Prior to April 1st, 2009, this index was named Dow Jones Wilshire REIT Total Return Index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	13

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Institutional Class
03/31/2015	$5.91	$(0.01)	$(1.63)	$(1.64)	$(0.02)	$0.00	$0.00
03/31/2014	6.57	0.05	(0.57)	(0.52)	(0.02)	(0.09)	(0.03)
03/31/2013	6.69	0.05	0.05	0.10	(0.15)	(0.07)	0.00
03/31/2012	9.69	0.15	(1.17)	(1.02)	(1.80)	(0.18)	0.00
03/31/2011	7.82	0.14	2.62	2.76	(0.89)	0.00	0.00
Class P
03/31/2015	5.89	(0.01)	(1.62)	(1.63)	(0.02)	0.00	0.00
03/31/2014	6.56	0.04	(0.57)	(0.53)	(0.02)	(0.09)	(0.03)
03/31/2013	6.68	0.03	0.06	0.09	(0.14)	(0.07)	0.00
03/31/2012	9.68	0.15	(1.18)	(1.03)	(1.79)	(0.18)	0.00
03/31/2011	7.82	0.13	2.61	2.74	(0.88)	0.00	0.00
Administrative Class
03/31/2015	5.82	(0.03)	(1.59)	(1.62)	(0.02)	0.00	0.00
03/31/2014	6.48	0.04	(0.57)	(0.53)	(0.01)	(0.09)	(0.03)
03/31/2013	6.59	0.02	0.06	0.08	(0.12)	(0.07)	0.00
03/31/2012	9.58	0.15	(1.19)	(1.04)	(1.77)	(0.18)	0.00
03/31/2011	7.75	0.12	2.58	2.70	(0.87)	0.00	0.00
Class D
03/31/2015	5.82	(0.02)	(1.61)	(1.63)	(0.01)	0.00	0.00
03/31/2014	6.49	0.02	(0.56)	(0.54)	(0.01)	(0.09)	(0.03)
03/31/2013	6.58	0.02	0.04	0.06	(0.08)	(0.07)	0.00
03/31/2012	9.56	0.12	(1.16)	(1.04)	(1.76)	(0.18)	0.00
03/31/2011	7.74	0.09	2.58	2.67	(0.85)	0.00	0.00
Class A
03/31/2015	5.81	(0.01)	(1.62)	(1.63)	(0.01)	0.00	0.00
03/31/2014	6.48	0.02	(0.56)	(0.54)	(0.01)	(0.09)	(0.03)
03/31/2013	6.56	0.03	0.04	0.07	(0.08)	(0.07)	0.00
03/31/2012	9.54	0.12	(1.16)	(1.04)	(1.76)	(0.18)	0.00
03/31/2011	7.72	0.09	2.58	2.67	(0.85)	0.00	0.00

Please see footnotes on page 16.

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.02)	$4.25	(27.79)%	$7,735,400	0.79%		0.94%		0.74%		0.89%		(0.24)%	123%
(0.14)	5.91	(7.76)	10,213,578	0.76		0.90		0.74		0.88		0.77	49
(0.22)	6.57	1.46	13,990,917	0.78		0.91		0.74		0.87		0.81	57
(1.98)	6.69	(10.98)	15,351,385	0.77		0.90		0.74		0.87		1.80	177
(0.89)	9.69	37.43	19,050,186	0.76		0.89		0.74		0.87		1.61	198

(0.02)	4.24	(27.75)	968,672	0.89		1.04		0.84		0.99		(0.25)	123
(0.14)	5.89	(7.97)	1,475,090	0.86		1.00		0.84		0.98		0.75	49
(0.21)	6.56	1.37	2,165,674	0.88		1.01		0.84		0.97		0.47	57
(1.97)	6.68	(11.10)	1,320,378	0.87		1.00		0.84		0.97		1.80	177
(0.88)	9.68	37.20	1,694,106	0.86		0.99		0.84		0.97		1.52	198

(0.02)	4.18	(27.97)	211,832	1.04		1.19		0.99		1.14		(0.54)	123
(0.13)	5.82	(7.99)	279,586	1.01		1.15		0.99		1.13		0.66	49
(0.19)	6.48	1.18	608,202	1.03		1.16		0.99		1.12		0.34	57
(1.95)	6.59	(11.25)	418,468	1.02		1.15		0.99		1.12		1.80	177
(0.87)	9.58	36.94	1,253,863	1.01		1.14		0.99		1.12		1.45	198

(0.01)	4.18	(28.03)	420,617	1.24		1.39		1.19		1.34		(0.48)	123
(0.13)	5.82	(8.21)	679,119	1.21		1.35		1.19		1.33		0.37	49
(0.15)	6.49	0.97	1,059,015	1.23		1.36		1.19		1.32		0.33	57
(1.94)	6.58	(11.32)	1,086,195	1.22	(b)	1.35	(b)	1.19	(b)	1.32	(b)	1.45	177
(0.85)	9.56	36.55	1,334,588	1.26		1.39		1.24		1.37		1.12	198

(0.01)	4.17	(28.12)	465,278	1.24		1.39		1.19		1.34		(0.24)	123
(0.13)	5.81	(8.22)	986,197	1.21		1.35		1.19		1.33		0.37	49
(0.15)	6.48	1.02	1,757,498	1.23		1.36		1.19		1.32		0.47	57
(1.94)	6.56	(11.34)	2,264,191	1.22	(b)	1.35	(b)	1.19	(b)	1.32	(b)	1.44	177
(0.85)	9.54	36.65	2,886,760	1.26		1.39		1.24		1.37		1.12	198

Please see footnotes on page 16.

ANNUAL REPORT	MARCH 31, 2015	15

Financial Highlights PIMCO CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class C
03/31/2015	$5.61	$(0.06)	$(1.54)	$(1.60)	$(0.00)^	$0.00	$0.00
03/31/2014	6.30	(0.02)	(0.56)	(0.58)	(0.00)^	(0.09)	(0.02)
03/31/2013	6.39	(0.02)	0.04	0.02	(0.04)	(0.07)	0.00
03/31/2012	9.36	0.05	(1.14)	(1.09)	(1.70)	(0.18)	0.00
03/31/2011	7.59	0.03	2.53	2.56	(0.79)	0.00	0.00
Class R
03/31/2015	5.72	(0.05)	(1.56)	(1.61)	(0.01)	0.00	0.00
03/31/2014	6.39	(0.01)	(0.53)	(0.54)	(0.02)	(0.09)	(0.02)
03/31/2013	6.50	(0.02)	0.07	0.05	(0.09)	(0.07)	0.00
03/31/2012	9.48	0.06	(1.11)	(1.05)	(1.75)	(0.18)	0.00
03/31/2011	7.70	0.12	2.52	2.64	(0.86)	0.00	0.00

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return		Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover Rate

$(0.00)^	$4.01	(28.52	) %	$210,994	1.99%		2.14%		1.94%		2.09%		(1.09	) %	123%
(0.11)	5.61	(9.03)		421,498	1.96		2.10		1.94		2.08		(0.34)		49
(0.11)	6.30	0.37		746,739	1.98		2.11		1.94		2.07		(0.37)		57
(1.88)	6.39	(12.11)		896,713	1.97	(b)	2.10	(b)	1.94	(b)	2.07	(b)	0.68		177
(0.79)	9.36	35.71		1,167,646	2.01		2.14		1.99		2.12		0.39		198

(0.01)	4.10	(28.25)		50,491	1.49		1.64		1.44		1.59		(1.05)		123
(0.13)	5.72	(8.38)		54,824	1.46		1.60		1.44		1.58		(0.20)		49
(0.16)	6.39	0.69		29,625	1.48		1.61		1.44		1.57		(0.28)		57
(1.93)	6.50	(11.54)		11,144	1.47	(b)	1.60	(b)	1.44	(b)	1.57	(b)	0.77		177
(0.86)	9.48	36.32		4,596	1.51		1.64		1.49		1.62		1.27		198

ANNUAL REPORT	MARCH 31, 2015	17

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$14,442,687
Investments in Affiliates	196,233
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,585
Over the counter	377,190
Deposits with counterparty	61,921
Foreign currency, at value	17,707
Receivable for investments sold	721,881
Receivable for Fund shares sold	12,741
Interest and dividends receivable	44,612
Dividends receivable from Affiliates	14
Reimbursement receivable from PIMCO	1,124
Other assets	150
15,887,845
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$3,045,220
Payable for sale-buyback transactions	1,446,515
Payable for short sales	276,180
Financial Derivative Instruments
Exchange-traded or centrally cleared	11,082
Over the counter	149,334
Payable for investments purchased	67,578
Payable for investments in Affiliates purchased	14
Deposits from counterparty	354,098
Payable for Fund shares redeemed	466,416
Overdraft due to custodian	29
Accrued investment advisory fees	4,931
Accrued supervisory and administrative fees	2,708
Accrued distribution fees	280
Accrued servicing fees	153
Accrued taxes payable	7
Other liabilities	16
5,824,561
Net Assets	$10,063,284
Net Assets Consist of:
Paid in capital	$10,404,192
Undistributed net investment income	22,488
Accumulated undistributed net realized (loss)	(455,223)
Net unrealized appreciation	91,827
$10,063,284
Cost of Investments in securities	$14,553,653
Cost of Investments in Affiliates	$196,228
Cost of Foreign Currency Held	$17,706
Proceeds Received on Short Sales	$274,803
Cost or Premiums of Financial Derivative Instruments, net	$(19,539)

* Includes repurchase agreements of:	$385,933

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

Net Assets:
Institutional Class	$7,735,400
Class P	968,672
Administrative Class	211,832
Class D	420,617
Class A	465,278
Class C	210,994
Class R	50,491
Shares Issued and Outstanding:
Institutional Class	1,820,313
Class P	228,527
Administrative Class	50,640
Class D	100,688
Class A	111,582
Class C	52,659
Class R	12,321
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$4.25
Class P	4.24
Administrative Class	4.18
Class D	4.18
Class A	4.17
Class C	4.01
Class R	4.10

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2015	19

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Year Ended March 31, 2015
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$74,220
Dividends	2,117
Dividends from Investments in Affiliates	1,047
Total Income	77,384

Expenses:
Investment advisory fees	75,629
Supervisory and administrative fees	41,896
Distribution and/or servicing fees - Administrative Class	628
Distribution and/or servicing fees - Class D	1,444
Distribution fees - Class B	50 ^
Distribution fees - Class C	2,474
Distribution fees - Class R	134
Servicing fees - Class A	1,825
Servicing fees - Class B	17 ^
Servicing fees - Class C	825
Servicing fees - Class R	134
Trustee fees	39
Interest expense	6,689
Miscellaneous expense	55
Total Expenses	131,839
Waiver and/or Reimbursement by PIMCO	(18,546)
Net Expenses	113,293

Net Investment Loss	(35,909)

Net Realized (Loss):
Investments in securities	(178,036)
Investments in Affiliates	(804)
Exchange-traded or centrally cleared financial derivative instruments	(187,609)
Over the counter financial derivative instruments	(3,420,694)
Foreign currency	(25,608)
Net Realized (Loss)	(3,812,751)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(270,340)
Investments in Affiliates	4
Exchange-traded or centrally cleared financial derivative instruments	(70,991)
Over the counter financial derivative instruments	205,071
Foreign currency assets and liabilities	(2,030)
Net Change in Unrealized (Depreciation)	(138,286)
Net (Loss)	(3,951,037)

Net (Decrease) in Net Assets Resulting from Operations	$(3,986,946)

* Foreign tax withholdings	$62

^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014
(Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$(35,909)	$110,415
Net realized (loss)	(3,812,751)	(1,100,464)
Net change in unrealized (depreciation)	(138,286)	(847,885)
Net (decrease) in net assets resulting from operations	(3,986,946)	(1,837,934)

Distributions to Shareholders:
From net investment income
Institutional Class	(41,758)	(58,036)
Class P	(5,129)	(6,951)
Administrative Class	(708)	(941)
Class D	(1,255)	(2,549)
Class A	(1,101)	(4,184)
Class B	(0)^	(7)
Class C	(1)	(299)
Class R	(54)	(35)
From net realized capital gains
Institutional Class	0	(173,946)
Class P	0	(23,493)
Administrative Class	0	(5,318)
Class D	0	(11,860)
Class A	0	(19,622)
Class B	0	(183)
Class C	0	(7,825)
Class R	0	(781)
Tax basis return of capital
Institutional Class	0	(51,354)
Class P	0	(7,060)
Administrative Class	0	(1,495)
Class D	0	(3,565)
Class A	0	(5,904)
Class B	0	(58)
Class C	0	(2,365)
Class R	0	(187)

Total Distributions	(50,006)	(388,018)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(19,478)	(4,032,210)

Total (Decrease) in Net Assets	(4,056,430)	(6,258,162)

Net Assets:
Beginning of year	14,119,714	20,377,876
End of year*	$10,063,284	$14,119,714

* Including undistributed (overdistributed) net investment income of:	$22,488	$(152,478)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 13 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	21

Consolidated Statement of Cash Flows

Year Ended March, 31 2015 (Amounts in thousands)	PIMCO CommodityRealReturn Strategy Fund®
Cash flows provided by (used for) operating activities:
Net (decrease) in net assets resulting from operations	$(3,986,946)

Adjustments to reconcile net (decrease) in net assets from operations to net cash (used for) operating activities:
Purchases of long-term securities	(18,584,951)
Proceeds from sales of long-term securities	18,814,196
Proceeds from sales of short-term portfolio investments, net	291,661
(Increase) in deposits with counterparty	(6,986)
(Increase) in receivable for investments sold	(249,877)
Decrease in interest and dividends receivable	4,738
(Increase) in exchange-traded or centrally cleared derivatives	(255,904)
(Increase) in over the counter derivatives	(3,408,790)
Decrease in reimbursement receivable from PIMCO	1,176
(Decrease) in payable for investments purchased	(420,330)
Increase in deposits from counterparty	276,798
(Decrease) in accrued investment advisory fees	(2,262)
(Decrease) in accrued supervisory and administrative fees	(1,263)
(Decrease) in accrued distribution fee	(184)
(Decrease) in accrued servicing fee	(151)
Increase in accrued taxes payable	7
Proceeds from short sales transactions, net	271,685
Payments on currency transactions	(27,638)
Increase in other liabilities	16
Net Realized Loss
Investments in securities	178,036
Investments in Affiliates	804
Exchange-traded or centrally cleared financial derivative instruments	187,609
Over the counter financial derivative instruments	3,420,694
Foreign currency	25,608
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	270,340
Investments in Affiliates	(4)
Exchange-traded or centrally cleared financial derivative instruments	70,991
Over the counter financial derivative instruments	(205,071)
Foreign currency assets and liabilities	2,030
Net amortization (accretion) on investments	161,481
Net cash (used for) operating activities	(3,172,487)

Cash flows received from financing activities:
Proceeds from shares sold	6,148,632
Payments on shares redeemed	(5,768,840)
(Decrease) in overdraft due to custodian	(3,292)
Cash dividend paid*	(5,786)
Proceeds from reverse repurchase agreements	23,440,026
Payments on reverse repurchase agreements	(21,344,396)
Proceeds from sale-buyback transactions	26,149,652
Payments on sale-buyback transactions	(25,438,060)
Proceeds from deposits from counterparty	50,562
Payments on deposits from counterparty	(48,162)
Net cash received from financing activities	3,180,336

Net Increase in Cash and Foreign Currency	7,849

Cash and Foreign Currency:
Beginning of year	9,858
End of year	$17,707
* Reinvestment of distributions	$44,220

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$6,311

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 143.5%

BANK LOAN OBLIGATIONS 0.1%
HCA, Inc.
2.678% due 05/02/2016		$7,194	$7,194

Total Bank Loan Obligations (Cost $7,180)			7,194

CORPORATE BONDS & NOTES 3.3%

BANKING & FINANCE 2.1%
Ayt Cedulas Cajas Global
0.153% due 02/22/2018	EUR	2,200	2,342
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (c)		4,300	5,392
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$14,500	14,718
Banco Santander S.A.
6.250% due 09/11/2021 (c)	EUR	7,200	7,795
Barclays Bank PLC
2.010% due 12/21/2020	MXN	32,500	2,077
Barclays PLC
6.500% due 09/15/2019 (c)	EUR	3,600	4,004
8.000% due 12/15/2020 (c)		800	960
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$17,700	20,388
BPCE S.A.
4.625% due 07/11/2024		74,800	76,901
Citigroup, Inc.
0.775% due 05/01/2017		9,300	9,280
Corp. Andina de Fomento
3.950% due 10/15/2021 (b)	MXN	76,818	4,927
Credit Agricole S.A.
6.500% due 06/23/2021 (c)	EUR	6,900	7,827
7.875% due 01/23/2024 (c)		$400	424
Credit Suisse Group AG
7.500% due 12/11/2023 (c)		5,000	5,381
Eksportfinans ASA
2.375% due 05/25/2016		3,000	3,018
Export-Import Bank of India
2.423% due 03/30/2016		3,000	3,024
General Motors Financial Co., Inc.
2.625% due 07/10/2017		3,400	3,435
International Lease Finance Corp.
7.125% due 09/01/2018		3,100	3,488
LBG Capital PLC
15.000% due 12/21/2019	EUR	100	161
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	5,000	7,923

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,000	$933
Navient Corp.
1.135% due 11/01/2016		$700	688
Novo Banco S.A.
5.875% due 11/09/2015	EUR	600	651
Qatari Diar Finance Co.
5.000% due 07/21/2020		$1,500	1,691
Rabobank Group
8.400% due 06/29/2017 (c)		100	111
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		300	293
5.499% due 07/07/2015		3,600	3,611
5.717% due 06/16/2021		200	183
Stone Street Trust
5.902% due 12/15/2015		2,000	2,062
Turkiye Garanti Bankasi A/S
2.757% due 04/20/2016		15,700	15,712
Vnesheconombank Via VEB Finance PLC
5.942% due 11/21/2023		600	494

			209,894

INDUSTRIALS 0.4%
Canadian Natural Resources Ltd.
0.648% due 03/30/2016		7,500	7,491
Chesapeake Energy Corp.
3.503% due 04/15/2019		3,600	3,474
D.R. Horton, Inc.
5.625% due 01/15/2016		5,000	5,144
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	15,600	11,742
Lennar Corp.
5.600% due 05/31/2015		$3,000	3,011
Noble Group Ltd.
4.875% due 08/05/2015		6,400	6,408
Numericable SFR S.A.S.
6.000% due 05/15/2022		1,700	1,728
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		3,500	3,728
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		2,853	3,373

			46,099

UTILITIES 0.8%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		500	529
AT&T, Inc.
0.693% due 03/30/2017		33,100	33,058

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BellSouth Corp.
4.182% due 04/26/2021		$7,300	$7,313
Electricite de France S.A.
0.717% due 01/20/2017		6,800	6,814
1.150% due 01/20/2017		2,100	2,108
Gazprom OAO Via Gaz Capital S.A.
5.136% due 03/22/2017	EUR	2,200	2,386
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		$1,400	1,109
Petrobras Global Finance BV
2.393% due 01/15/2019		3,400	2,954
2.631% due 03/17/2017		4,700	4,335
2.750% due 01/15/2018	EUR	1,500	1,458
3.000% due 01/15/2019		$1,200	1,039
3.151% due 03/17/2020		1,400	1,211
3.250% due 03/17/2017		2,800	2,590
3.250% due 04/01/2019	EUR	100	96
3.750% due 01/14/2021		200	190
4.250% due 10/02/2023		400	380
5.750% due 01/20/2020		$500	466
5.875% due 03/07/2022	EUR	500	525
6.250% due 12/14/2026	GBP	800	1,029
6.625% due 01/16/2034		3,100	3,876
Qtel International Finance Ltd.
3.375% due 10/14/2016		$1,000	1,030
5.000% due 10/19/2025		1,300	1,447
Rosneft Finance S.A.
6.625% due 03/20/2017		1,900	1,909
7.500% due 07/18/2016		400	409
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017		2,700	2,545

			80,806

Total Corporate Bonds & Notes (Cost $347,906)			336,799

U.S. GOVERNMENT AGENCIES 1.2%
Fannie Mae
0.304% due 03/25/2036		360	346
0.619% due 02/25/2037		4,091	4,108
2.129% due 05/01/2035		242	257
2.355% due 05/01/2036		47	50
3.000% due 05/01/2045 †		1,000	1,020
3.500% due 04/01/2045		57,000	59,888
4.000% due 07/01/2019		3,401	3,592
Freddie Mac
0.405% due 02/15/2019		2,669	2,670
0.445% due 01/15/2037		19	19
2.310% due 06/01/2033		256	270
2.540% due 01/01/2034		328	350
Ginnie Mae
0.475% due 01/16/2031		17	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NCUA Guaranteed Notes
0.621% due 10/07/2020	$7,602	$7,648
0.735% due 12/08/2020	39,079	39,457
Small Business Administration
5.902% due 02/10/2018	1,493	1,605

Total U.S. Government Agencies (Cost $120,497)		121,297

U.S. TREASURY OBLIGATIONS 105.1%
U.S. Treasury Bonds
2.500% due 02/15/2045 (e)	78,400	77,738
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (e)	607,221	613,625
0.125% due 04/15/2016 (e)(g)†	264,738	267,530
0.125% due 04/15/2017 (e)	406,534	414,030
0.125% due 04/15/2018 (e)	1,558,422	1,590,685
0.125% due 04/15/2019	107,635	109,796
0.125% due 01/15/2022 †	50,604	51,102
0.125% due 07/15/2022 (g)†	1,016	1,029
0.250% due 01/15/2025	139,392	140,677
0.375% due 07/15/2023 (i)	3,817	3,919
0.500% due 04/15/2015 (g)	17,662	17,707
0.500% due 04/15/2015 †	13,914	13,949
0.625% due 07/15/2021 (e)	425,705	446,790
0.625% due 07/15/2021 †	830,081	871,196
0.625% due 01/15/2024	50,089	52,268
0.750% due 02/15/2045	83,400	85,139
1.125% due 01/15/2021 (i)	3,660	3,933
1.250% due 07/15/2020 (e)	1,162,206	1,261,357
1.375% due 07/15/2018 (g)(i)	108,491	116,145
1.375% due 01/15/2020 (e)	376,705	407,665
1.375% due 02/15/2044	51,711	60,995
1.625% due 01/15/2018	327,360	348,868
1.875% due 07/15/2015 (e)	632,926	643,112
1.875% due 07/15/2015 (g)†	37,974	38,585
1.875% due 07/15/2019 (e)(g)†	623,491	688,226
2.000% due 01/15/2016 (g)†	157,998	162,108
2.125% due 01/15/2019 (g)(i)	63,907	70,377
2.125% due 01/15/2019 (g)†	288,506	317,717
2.125% due 02/15/2041 (i)	1,601	2,165
2.375% due 01/15/2025 (e)	142,004	172,424
2.500% due 07/15/2016 (e)(i)	890,643	935,940
2.500% due 07/15/2016 †	1,042	1,095
2.625% due 07/15/2017 (e)	506,477	550,161
3.875% due 04/15/2029	24,314	35,785

Total U.S. Treasury Obligations (Cost $10,437,199)		10,573,838

MORTGAGE-BACKED SECURITIES 3.9%
Adjustable Rate Mortgage Trust
2.760% due 09/25/2035	2,296	2,046
4.823% due 10/25/2035 ^	2,092	1,898

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
American Home Mortgage Assets Trust
0.364% due 05/25/2046 ^		$305	$220
1.048% due 11/25/2046		7,704	4,219
American Home Mortgage Investment Trust
1.878% due 09/25/2045		1,054	1,023
Arran Residential Mortgages Funding PLC
1.497% due 11/19/2047	EUR	2,665	2,883
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$10,140	10,802
5.575% due 06/10/2049		7,100	7,584
5.597% due 04/10/2049		118	118
5.727% due 05/10/2045		9,700	9,989
5.754% due 02/10/2051		5,354	5,820
5.889% due 07/10/2044		557	581
Banc of America Funding Ltd.
0.431% due 10/03/2039		5,788	5,707
Banc of America Funding Trust
0.466% due 05/20/2035		328	227
2.868% due 01/20/2047 ^		432	363
5.278% due 05/20/2036		901	853
Banc of America Mortgage Trust
2.566% due 01/25/2035		36	36
2.642% due 07/25/2035 ^		1,806	1,682
2.657% due 03/25/2035		829	763
2.878% due 12/25/2034		2,140	2,187
6.500% due 09/25/2033		14	14
Banc of America Re-REMIC Trust
5.649% due 02/17/2051		7,182	7,547
BCAP LLC Trust
0.344% due 01/25/2037 ^		1,997	1,598
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035		1,615	1,633
2.486% due 02/25/2036 ^		798	664
2.552% due 05/25/2033		57	58
2.687% due 10/25/2035		2,244	2,234
2.807% due 01/25/2035		4,622	4,640
2.844% due 03/25/2035		207	202
2.847% due 07/25/2034		682	671
Bear Stearns ALT-A Trust
0.334% due 02/25/2034		1,251	1,130
2.524% due 09/25/2034		851	834
2.651% due 09/25/2035		706	609
Chase Mortgage Finance Trust
2.463% due 03/25/2037 ^		2,611	2,422
4.709% due 12/25/2035 ^		2,564	2,474
5.500% due 12/25/2022 ^		1,873	1,691
5.565% due 09/25/2036 ^		2,070	1,868
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035		471	459
2.230% due 09/25/2035		2,508	2,529
2.280% due 09/25/2035		2,724	2,735
2.510% due 03/25/2036 ^		327	311
2.530% due 05/25/2035		713	707

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.570% due 10/25/2035 ^		$2,714	$2,698
2.592% due 12/25/2035 ^		689	529
5.201% due 08/25/2035		1,107	1,085
CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^		623	555
Commercial Mortgage Trust
3.156% due 07/10/2046		8,185	8,231
5.798% due 12/10/2049		3,680	4,002
Countrywide Alternative Loan Trust
0.344% due 05/25/2047		6,697	5,658
0.354% due 05/25/2047		3,232	2,716
0.356% due 02/20/2047		8,655	6,537
0.371% due 12/20/2046		703	530
0.384% due 07/25/2046		269	233
1.128% due 12/25/2035		1,056	876
5.249% due 11/25/2035 ^		641	520
5.500% due 10/25/2033		1,359	1,397
5.750% due 03/25/2037 ^		645	570
6.500% due 08/25/2032		1,016	1,063
Countrywide Home Loan Mortgage Pass-Through Trust
0.494% due 03/25/2035		117	113
2.320% due 11/20/2034		512	484
2.349% due 04/20/2035		1,100	1,103
2.466% due 09/25/2033		1,051	1,002
2.550% due 09/25/2047 ^		1,400	1,259
5.026% due 10/20/2035		573	519
5.500% due 11/25/2035 ^		278	271
5.500% due 04/25/2038		1,119	1,138
Countrywide Home Loan Reperforming REMIC Trust
0.514% due 06/25/2035		1,953	1,726
Credit Suisse First Boston Mortgage Securities Corp.
2.361% due 04/25/2034		2,696	2,707
Deutsche ALT-A Securities, Inc.
5.500% due 12/25/2035 ^		874	732
Deutsche ALT-B Securities, Inc.
0.274% due 10/25/2036 ^		237	150
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.329% due 06/26/2035		2,565	2,564
Eurosail PLC
1.560% due 10/17/2040	EUR	5,892	6,368
First Horizon Mortgage Pass-Through Trust
2.602% due 10/25/2035		$637	627
5.000% due 10/25/2020		82	83
Gosforth Funding PLC
2.015% due 04/24/2047	GBP	2,900	4,340
Granite Master Issuer PLC
0.189% due 12/20/2054	EUR	950	1,019
0.269% due 12/20/2054		2,030	2,180
Granite Mortgages PLC
0.305% due 06/20/2044		181	194
0.440% due 01/20/2044		279	300

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.657% due 01/20/2044	$279	$279
0.757% due 07/20/2043	1,257	1,255
GS Mortgage Securities Trust
3.849% due 12/10/2043	8,569	8,754
4.592% due 08/10/2043	1,400	1,566
5.162% due 12/10/2043	10,000	11,517
5.560% due 11/10/2039	2,288	2,402
GSR Mortgage Loan Trust
2.465% due 11/25/2035 ^	532	446
2.670% due 09/25/2035	1,345	1,345
2.672% due 11/25/2035	2,075	2,031
4.801% due 11/25/2035 ^	3,762	3,413
HarborView Mortgage Loan Trust
0.358% due 07/19/2046	10,271	6,553
0.398% due 05/19/2035	1,266	1,061
0.428% due 01/19/2036	2,896	2,011
4.802% due 08/19/2036 ^	760	687
HomeBanc Mortgage Trust
0.354% due 12/25/2036	735	638
0.444% due 10/25/2035	4,684	4,187
4.952% due 04/25/2037 ^	662	541
IndyMac Mortgage Loan Trust
0.354% due 07/25/2047	3,902	2,841
0.364% due 09/25/2046	6,477	5,576
2.528% due 10/25/2034	913	879
2.617% due 06/25/2035 ^	533	469
4.544% due 09/25/2035	634	545
JPMorgan Chase Commercial Mortgage Securities Trust
3.341% due 07/15/2046	2,234	2,285
3.673% due 02/15/2046	4,147	4,259
3.853% due 06/15/2043	465	466
5.336% due 05/15/2047	108	114
5.440% due 06/12/2047	699	739
5.794% due 02/12/2051	9,486	10,251
JPMorgan Mortgage Trust
2.169% due 07/27/2037	814	707
2.348% due 06/25/2036	2,161	1,983
2.517% due 07/25/2035	352	349
2.525% due 07/25/2034	271	272
3.882% due 06/25/2035	729	720
4.323% due 06/25/2035	375	368
4.967% due 11/25/2035	718	685
5.162% due 07/25/2035	347	344
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	3,626	3,859
5.430% due 02/15/2040	2,061	2,200
5.866% due 09/15/2045	1,499	1,649
Luminent Mortgage Trust
0.344% due 12/25/2036	4,603	3,693
0.374% due 10/25/2046	1,483	1,263
MASTR Adjustable Rate Mortgages Trust
0.414% due 05/25/2037	598	407

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Alternative Note Asset Trust
0.474% due 03/25/2037		$1,087	$535
2.860% due 06/25/2037 ^		843	626
Merrill Lynch Mortgage Investors Trust
1.582% due 10/25/2035		2,564	2,497
2.471% due 06/25/2035		1,214	1,189
2.658% due 05/25/2034		484	479
5.025% due 09/25/2035 ^		450	412
5.324% due 05/25/2036		1,754	1,727
5.389% due 12/25/2035		301	278
Merrill Lynch Mortgage Trust
5.659% due 05/12/2039		10,170	10,494
5.837% due 06/12/2050		1,436	1,441
Merrill Lynch Mortgage-Backed Securities Trust
2.805% due 04/25/2037 ^		2,742	2,328
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049		2,200	2,361
Morgan Stanley Capital Trust
5.447% due 02/12/2044		3,470	3,675
5.610% due 04/15/2049		1,257	1,264
5.909% due 06/11/2049		10,823	11,763
Morgan Stanley Mortgage Loan Trust
5.500% due 08/25/2035		102	103
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045		2,832	3,035
5.796% due 08/15/2045		4,034	4,321
OBP Depositor LLC Trust
4.646% due 07/15/2045		2,000	2,248
RBSSP Resecuritization Trust
2.194% due 12/26/2036		1,260	1,267
Residential Accredit Loans, Inc. Trust
0.474% due 08/25/2035		1,797	1,408
2.289% due 04/25/2035		384	358
3.171% due 08/25/2035 ^		600	332
3.568% due 02/25/2036 ^		601	450
Residential Asset Securitization Trust
5.000% due 08/25/2019		161	165
6.250% due 10/25/2036 ^		1,133	948
Residential Funding Mortgage Securities, Inc. Trust
2.990% due 09/25/2035 ^		2,657	2,120
3.670% due 06/25/2035		605	595
6.500% due 03/25/2032		719	749
Sequoia Mortgage Trust
0.878% due 10/19/2026		72	70
2.336% due 01/20/2047 ^		1,278	1,059
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	662	710
Structured Adjustable Rate Mortgage Loan Trust
0.494% due 10/25/2035		$1,933	1,672
2.425% due 04/25/2035		4,848	4,724
5.267% due 02/25/2036 ^		627	482

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.364% due 06/25/2036	$628	$526
0.394% due 05/25/2046	4,658	2,626
0.428% due 07/19/2035	2,569	2,480
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035	620	598
Vornado DP LLC Trust
4.004% due 09/13/2028	9,000	9,850
Wachovia Mortgage Loan Trust LLC
2.629% due 08/20/2035 ^	1,748	1,597
WaMu Mortgage Pass-Through Certificates Trust
0.868% due 01/25/2047	4,623	3,783
0.888% due 04/25/2047	6,683	5,866
0.931% due 12/25/2046	1,972	1,860
1.108% due 06/25/2046	315	296
1.128% due 08/25/2046	1,076	909
1.328% due 11/25/2042	269	253
2.192% due 11/25/2046	1,290	1,172
2.237% due 09/25/2036 ^	2,965	2,688
2.277% due 02/25/2037 ^	4,945	4,286
2.387% due 04/25/2035	3,092	3,042
2.393% due 09/25/2035	3,800	3,667
5.883% due 08/25/2046 ^	4,882	4,430
Wells Fargo Mortgage-Backed Securities Trust
2.580% due 03/25/2036 ^	259	252
2.599% due 04/25/2036	1,510	1,467
2.615% due 03/25/2036	6,400	6,192
2.617% due 04/25/2036	1,247	1,243
2.618% due 01/25/2035	1,051	1,030
2.619% due 09/25/2034	1,035	1,063
2.628% due 06/25/2035	1,959	1,979
5.031% due 03/25/2036	546	541
5.237% due 10/25/2035	2,684	2,663
5.500% due 05/25/2022	679	693
5.652% due 04/25/2036	2,491	2,485

Total Mortgage-Backed Securities (Cost $360,751)		395,141

ASSET-BACKED SECURITIES 1.1%
ACE Securities Corp.
0.234% due 10/25/2036	47	26
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.954% due 05/25/2034	2,008	1,840
Asset-Backed Securities Corp. Home Equity Loan Trust
1.119% due 09/25/2034	1,517	1,399
Babson CLO Ltd.
0.506% due 11/10/2019	1,676	1,671
Bear Stearns Asset-Backed Securities Trust
1.174% due 10/25/2037	2,651	2,495

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BlackRock Senior Income
0.497% due 04/20/2019		$1,111	$1,102
Carrington Mortgage Loan Trust
0.274% due 06/25/2037		197	197
Citigroup Mortgage Loan Trust, Inc.
0.254% due 01/25/2037		99	68
Countrywide Asset-Backed Certificates
0.421% due 04/25/2036		1,507	1,497
0.464% due 08/25/2036		2,400	2,048
4.569% due 04/25/2036		2,543	2,564
Countrywide Asset-Backed Certificates Trust
0.324% due 02/25/2037		3,082	2,914
Dryden Leveraged Loan CDO
0.328% due 08/08/2022	EUR	730	782
Equity One Mortgage Pass-Through Trust
0.474% due 04/25/2034		$45	37
First Franklin Mortgage Loan Trust
0.554% due 09/25/2035		7	7
0.834% due 04/25/2035		248	248
GSAA Home Equity Trust
0.471% due 03/25/2037		1,220	762
GSAMP Trust
0.544% due 03/25/2047		2,500	1,667
HSI Asset Securitization Corp. Trust
0.224% due 10/25/2036		68	41
0.444% due 02/25/2036		2,381	2,070
JPMorgan Mortgage Acquisition Trust
0.321% due 07/25/2036		28,533	27,424
Morgan Stanley ABS Capital, Inc. Trust
0.234% due 05/25/2037		1,214	859
0.879% due 07/25/2035		350	330
Morgan Stanley Home Equity Loan Trust
0.879% due 12/25/2034		500	501
Morgan Stanley IXIS Real Estate Capital Trust
0.224% due 11/25/2036		8	4
Morgan Stanley Mortgage Loan Trust
0.534% due 04/25/2037		1,092	598
Mountain View Funding CLO Ltd.
0.513% due 04/15/2019		874	870
MSIM Peconic Bay Ltd.
0.537% due 07/20/2019		265	264
NovaStar Mortgage Funding Trust
0.644% due 01/25/2036		5,264	4,161
Option One Mortgage Loan Trust
0.974% due 02/25/2035		707	695
Park Place Securities, Inc.
0.434% due 09/25/2035		80	80
0.634% due 05/25/2035		1,100	1,044
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.674% due 07/25/2035		500	495

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.149% due 10/25/2034		$2,490	$2,469
1.164% due 09/25/2034		977	922
Popular ABS Mortgage Pass-Through Trust
0.604% due 06/25/2035		4,425	4,334
SLM Private Education Loan Trust
3.200% due 05/16/2044		1,758	1,818
3.425% due 05/16/2044		10,522	11,150
Soundview Home Loan Trust
0.234% due 11/25/2036		633	249
0.314% due 12/25/2036		639	630
0.644% due 11/25/2035		15,000	12,596
Structured Asset Investment Loan Trust
0.534% due 10/25/2035		989	974
Symphony CLO Ltd.
1.767% due 07/23/2023		11,300	11,327

Total Asset-Backed Securities (Cost $101,446)			107,229

SOVEREIGN ISSUES 19.6%
Autonomous Community of Catalonia
4.950% due 02/11/2020	EUR	9,300	11,483
Autonomous Community of Valencia
4.900% due 03/17/2020		5,800	7,392
Brazil Letras do Tesouro Nacional
0.000% due 01/01/2017	BRL	62,200	15,630
0.000% due 01/01/2018		327,500	72,926
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2015		11,421	3,603
Colombian TES
3.000% due 03/25/2033 (b)	COP	32,543,924	11,025
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,000	2,175
France Government Bond
0.250% due 07/25/2018 (b)	EUR	20,639	23,343
0.250% due 07/25/2024 (b)		1,996	2,386
Hellenic Republic Government Bond
4.750% due 04/17/2019		22,000	15,725
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		123,853	144,223
2.100% due 09/15/2017 (b)		15,757	18,184
2.250% due 04/22/2017 (b)		28,910	32,480
2.350% due 09/15/2019 (b)		4,568	5,543
2.350% due 09/15/2024 (b)		47,984	63,085
2.550% due 10/22/2016 (b)		94,970	106,335
2.550% due 09/15/2041 (b)		1,601	2,554
3.100% due 09/15/2026 (b)		3,126	4,516
5.500% due 11/01/2022		8,800	12,551
Mexico Government International Bond
3.010% due 06/29/2017	MXN	96,400	6,324
4.000% due 11/15/2040 (b)		248,701	17,920
4.000% due 11/08/2046 (b)		527,446	38,541

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 12/04/2025 (b)	MXN	1,634,142	$122,603
4.500% due 11/22/2035 (b)		607,497	46,970
4.750% due 06/14/2018		260,655	17,118
New South Wales Treasury Corp.
2.500% due 11/20/2035	AUD	3,180	3,182
New Zealand Government Bond
2.000% due 09/20/2025	NZD	56,119	43,070
2.500% due 09/20/2035		3,926	3,244
5.500% due 04/15/2023		47,000	40,773
Province of Ontario
3.450% due 06/02/2045	CAD	38,700	34,399
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	278,046	315,643
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	1,100,000	6,108
4.500% due 07/03/2017		480,000	2,680
5.000% due 08/22/2016		1,120,000	6,469
5.250% due 02/01/2016		10,600	61
Slovenia Government International Bond
4.125% due 01/26/2020	EUR	400	503
4.700% due 11/01/2016		35,630	41,128
5.125% due 03/30/2026		400	603
5.250% due 02/18/2024		$1,800	2,075
Spain Government International Bond
0.550% due 11/30/2019 (b)	EUR	5,804	6,560
1.000% due 11/30/2030		15,501	18,484
3.800% due 04/30/2024		68,400	90,354
5.400% due 01/31/2023		154,050	220,487
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	201,071	331,167

Total Sovereign Issues (Cost $2,244,122)			1,971,625

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Ally Financial, Inc.
7.000% due 04/30/2015 (c)		7,750	7,955
GMAC Capital Trust
8.125% due 02/15/2040		500,000	13,125

Total Preferred Securities (Cost $19,791)			21,080

EXCHANGE-TRADED FUNDS 0.1%
iShares MSCI Emerging Markets ETF		216,227	8,677
iShares U.S. Real Estate ETF		66,234	5,254

Total Exchange-Traded Funds (Cost $14,109)			13,931

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.9%

CERTIFICATES OF DEPOSIT 0.3%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$8,250	$8,245
Intesa Sanpaolo SpA
1.632% due 04/11/2016		19,000	19,064

			27,309

REPURCHASE AGREEMENTS (d) 3.8%
			385,933

GREECE TREASURY BILLS 0.0%
2.290% due 04/14/2015	EUR	400	430

MEXICO TREASURY BILLS 1.3%
2.986% due 05/14/2015	MXN	2,045,500	133,634

U.S. TREASURY BILLS 3.5%
0.024% due 04/09/2015 - 06/25/2015 (a)(e)(g)(i)†		$347,256	347,247

Total Short-Term Instruments (Cost $900,652)			894,553

Total Investments in Securities (Cost $14,553,653)			14,442,687

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%
PIMCO Short-Term Floating NAV Portfolio	1,403	$14
PIMCO Short-Term Floating NAV Portfolio III	19,786,112	196,219

Total Short-Term Instruments (Cost $196,228)		196,233

Total Investments in Affiliates (Cost $196,228)		196,233

Total Investments 145.5% (Cost $14,749,881)		$14,638,920

Financial Derivative Instruments (f)(h) 2.3% (Cost or Premiums, net $(19,539))		228,359

Other Assets and Liabilities, net (47.8%)		(4,803,995)

Net Assets 100.0%		$10,063,284

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
†	All or a portion of this security is owned by PIMCO Cayman Commodity Fund I, Ltd., which is a 100% owned subsidiary of the Fund.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SCX	0.280% †	03/31/2015	04/01/2015	$380,300	U.S. Treasury Notes 1.500% - 3.250% due 07/31/2016 - 02/28/2022	$(388,822)	$380,300	$380,303
SSB	0.000% †	03/31/2015	04/01/2015	5,633	Freddie Mac 2.080% due 10/17/2022	(5,754)	5,633	5,633

Total Repurchase Agreements						$(394,576)	$385,933	$385,936

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate		Borrowing Date	Maturity Date	Amount Borrowed (2)		Payable for Reverse Repurchase Agreements
BOS	0.230%		02/02/2015	04/17/2015	$	(119,616)	$(119,660)
	0.230%		03/20/2015	04/17/2015		(14,322)	(14,323)
	0.350%		03/19/2015	04/02/2015		(122,727)	(122,742)
	0.350%		03/23/2015	04/02/2015		(9,780)	(9,781)
BSN	0.200%		09/09/2014	09/09/2015		(170,580)	(170,773)
	0.210%		03/10/2015	04/13/2015		(3,034)	(3,034)
	0.210%		03/20/2015	04/10/2015		(2,195)	(2,195)
	0.230%		01/23/2015	04/14/2015		(87,550)	(87,588)
	0.230%		03/20/2015	04/16/2015		(9,125)	(9,125)
	0.250%		03/16/2015	05/18/2015		(1,640)	(1,640)
GRE	0.350%		03/20/2015	04/06/2015		(9,340)	(9,341)
	0.350%		03/24/2015	04/07/2015		(43,157)	(43,160)
IND	0.230%		01/14/2015	07/14/2015		(124,682)	(124,743)
	0.240	% †	01/15/2015	07/15/2015		(151,517)	(151,594)
	0.260%		03/23/2015	04/23/2015		(4,768)	(4,768)
JPS	0.240%		01/20/2015	07/13/2015		(489,500)	(489,732)
	0.250%		01/06/2015	07/07/2015		(498,458)	(498,752)
RDR	0.250%		01/27/2015	04/27/2015		(89,713)	(89,753)
	0.320%		03/18/2015	04/20/2015		(371,781)	(371,827)
	0.320%		03/19/2015	04/23/2015		(206,080)	(206,103)
	0.330%		03/19/2015	04/21/2015		(514,525)	(514,586)

Total Reverse Repurchase Agreements							$(3,045,220)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate		Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.250	% †	03/10/2015	04/09/2015	$(33,418)	$(33,409)
BPG	0.220%		01/26/2015	04/24/2015	(145,542)	(145,420)
	0.270%		03/19/2015	04/21/2015	(46,113)	(46,117)
	0.290%		03/20/2015	04/22/2015	(116,447)	(116,617)
	0.300%		03/19/2015	04/20/2015	(17,007)	(17,012)
	0.310	% †	03/17/2015	04/07/2015	(60,087)	(60,076)
	0.360%		03/23/2015	04/07/2015	(16,015)	(16,019)

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

Counterparty	Borrowing Rate		Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
MSC	0.210%		01/13/2015	04/10/2015	$(244,994)	$(244,801)
	0.220%		01/22/2015	04/09/2015	(1,444)	(1,443)
	0.230	% †	01/20/2015	04/08/2015	(101,029)	(101,017)
	0.230%		01/23/2015	04/14/2015	(117,487)	(117,355)
	0.230%		01/30/2015	04/29/2015	(321,871)	(321,655)
	0.230	% †	02/02/2015	04/13/2015	(21,440)	(21,423)
	0.230%		03/23/2015	04/07/2015	(15,514)	(15,521)
	0.300	% †	03/13/2015	04/14/2015	(188,634)	(188,630)

Total Sale-Buyback Transactions						$(1,446,515)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $3,500,234 at a weighted average interest rate of 0.184%.
(3)	Payable for sale-buyback transactions includes $(1,115) of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae †	3.500%	04/01/2045	$206,000	$(215,095)	$(216,437)
Fannie Mae	3.500%	05/01/2045	57,000	(59,708)	(59,743)

Total Short Sales				$(274,803)	$(276,180)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(e)	Securities with an aggregate market value of $4,500,847 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
PIMCO CommodityRealReturn Strategy Fund®
Global/Master Repurchase Agreement
BOS	$0	$(266,506)	$0	$(266,506)	$266,378	$(128)
BSN	0	(274,355)	0	(274,355)	274,658	303
GRE	0	(52,501)	0	(52,501)	52,449	(52)
IND	0	(260,105)	0	(260,105)	259,627	(478)
JPS	0	(988,484)	0	(988,484)	987,079	(1,405)
RDR	0	(1,182,269)	0	(1,182,269)	1,180,708	(1,561)
SSB	4,965	0	0	4,965	(5,069)	(104)

Master Securities Forward Transaction Agreement
BPG	0	0	(358,470)	(358,470)	358,209	(261)
MSC	0	0	(746,094)	(746,094)	746,565	471

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
Global/Master Repurchase Agreement
IND	$0	$(21,000)	$0	$(21,000)	$21,133	$133
SCX	380,303	0	0	380,303	(388,822)	(8,519)
SSB	668	0	0	668	(685)	(17)

Master Securities Forward Transaction Agreement
BCY	0	0	(33,409)	(33,409)	33,548	139
BPG	0	0	(42,791)	(42,791)	42,710	(81)
MSC	0	0	(265,751)	(265,751)	266,071	320

Total Borrowings and Other Financing Transactions	$385,936	$(3,045,220)	$(1,446,515)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Call - NYMEX Crude European Style December Futures †	$75.000	11/17/2015	212	$680	$197
Put - NYMEX WTI Crude December Futures †	48.000	11/17/2015	417	1,527	1,501

				$2,207	$1,698

Total Purchased Options				$2,207	$1,698

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT Wheat May Futures †	$505.000	04/24/2015	55	$(27)	$(31)
Call - CBOT Wheat May Futures †	580.000	04/24/2015	55	(11)	(3)
Put - EOP Euro-Mill Wheat May Futures †	178.000	04/15/2015	56	(7)	(1)
Put - EOP Euro-Mill Wheat May Futures †	187.000	04/15/2015	25	(2)	(4)
Call - EOP Euro-Mill Wheat May Futures †	200.000	04/15/2015	56	(4)	(1)
Call - EOP Euro-Mill Wheat May Futures †	201.000	04/15/2015	25	(2)	0
Call - NYB Cotton No. 2 May Futures †	66.000	04/10/2015	39	(19)	(4)
Put - NYB Sugar No. 11 May Futures †	11.750	04/15/2015	72	(9)	(15)
Call - NYB Sugar No. 11 May Futures †	13.000	04/15/2015	72	(6)	(5)
Call - NYMEX Crude European Style June Futures †	65.000	05/14/2015	212	(487)	(34)
Put - NYMEX Natural Gas May Futures †	2,350.000	04/27/2015	74	(22)	(13)
Put - NYMEX Natural Gas May Futures †	2,400.000	04/27/2015	22	(4)	(6)
Put - NYMEX Natural Gas May Futures †	2,450.000	04/27/2015	54	(10)	(20)

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - NYMEX Natural Gas May Futures †	$3,000.000	04/27/2015	101	$(71)	$(18)
Call - NYMEX Natural Gas May Futures †	3,050.000	04/27/2015	22	(18)	(3)
Call - NYMEX Natural Gas May Futures †	3,100.000	04/27/2015	54	(43)	(5)
Call - NYMEX Natural Gas May Futures †	3,200.000	04/27/2015	79	(39)	(5)
Call - NYMEX WTI Crude May Futures †	52.000	04/16/2015	34	(24)	(17)
Call - NYMEX WTI-Brent Crude Spread June Futures †	5.000	05/13/2015	84	(64)	(62)
Put - NYMEX WTI-Brent Crude Spread June Futures †	10.000	05/13/2015	84	(44)	(42)

				$(913)	$(289)

Total Written Options				$(913)	$(289)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	63	$(214)	$0	$(9)
90-Day Eurodollar December Futures	Short	12/2015	5,677	(320)	0	(113)
90-Day Eurodollar June Futures	Short	06/2015	6,548	(1,234)	0	(82)
90-Day Eurodollar June Futures	Short	06/2016	132	(25)	0	(12)
90-Day Eurodollar March Futures	Short	03/2016	1,758	(421)	0	(110)
90-Day Eurodollar September Futures	Short	09/2015	4,839	(1,495)	0	(121)
Aluminum July Futures †	Short	07/2015	366	(86)	0	0
Arabica Coffee July Futures †	Short	07/2015	56	73	0	(9)
Brent Crude August Futures †	Long	07/2015	115	(58)	0	(117)
Brent Crude December Futures †	Short	11/2015	1,120	1,134	1,075	0
Brent Crude December Futures †	Short	10/2016	132	598	81	0
Brent Crude December Futures †	Long	10/2017	264	(1,151)	0	(98)
Brent Crude December Futures †	Short	10/2018	132	609	40	0
Brent Crude July Futures †	Long	06/2015	33	(24)	0	(34)
Brent Crude June Futures †	Short	05/2015	22	23	24	0
Brent Crude June Futures †	Long	04/2016	124	(6)	0	(93)
Brent Crude March Futures †	Long	01/2016	225	27	0	(194)
Brent Crude May Futures †	Long	04/2015	33	(35)	0	(39)
Brent Crude September Futures †	Long	08/2015	931	(1,402)	0	(950)
Brent Crude September Futures †	Short	07/2016	225	(26)	153	0
Call Options Strike @ USD 60.000 on Brent Crude May Futures †	Short	04/2015	46	22	12	0
Cocoa September Futures †	Long	09/2015	325	(265)	10	0
Copper July Futures †	Long	07/2015	164	(346)	0	0
Corn December Futures †	Short	12/2015	278	243	243	0
Corn July Futures †	Short	07/2015	611	321	558	0
Corn March Futures †	Long	03/2016	278	(238)	0	(236)
E-mini S&P 500 Index June Futures	Long	06/2015	59	(67)	0	(44)
EIA Flat Tax On-Highway Diesel Swap Contracts April Futures †	Short	04/2015	13	15	12	0
EIA Flat Tax On-Highway Diesel Swap Contracts August Futures †	Short	08/2015	13	(15)	11	0
EIA Flat Tax On-Highway Diesel Swap Contracts December Futures †	Short	12/2015	13	(8)	11	0
EIA Flat Tax On-Highway Diesel Swap Contracts July Futures †	Short	07/2015	13	(3)	11	0
EIA Flat Tax On-Highway Diesel Swap Contracts June Futures †	Short	06/2015	13	6	11	0
EIA Flat Tax On-Highway Diesel Swap Contracts May Futures †	Short	05/2015	13	14	11	0
EIA Flat Tax On-Highway Diesel Swap Contracts November Futures †	Short	11/2015	13	(20)	11	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
EIA Flat Tax On-Highway Diesel Swap Contracts October Futures †	Short	10/2015	13	$(29)	$11	$0
EIA Flat Tax On-Highway Diesel Swap Contracts September Futures †	Short	09/2015	13	(27)	11	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	834	105	251	(54)
Euro-Mill Wheat December Futures †	Long	12/2015	835	(95)	88	(101)
Euro-Mill Wheat May Futures †	Long	05/2015	749	15	101	(152)
Gas Oil December Futures †	Long	12/2015	168	114	29	0
Gas Oil July Futures †	Long	07/2015	65	81	5	0
Gas Oil June Futures †	Short	06/2015	168	341	0	(8)
Gold 100 oz. August Futures †	Long	08/2015	9	29	0	(2)
Gold 100 oz. June Futures †	Short	06/2015	98	(77)	21	0
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap April Futures †	Long	04/2015	13	(32)	0	(12)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap August Futures †	Long	08/2015	13	4	0	(11)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap December Futures †	Long	12/2015	13	10	0	(11)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap July Futures †	Long	07/2015	13	(8)	0	(11)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap June Futures †	Long	06/2015	13	(17)	0	(11)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap May Futures †	Long	05/2015	13	(25)	0	(11)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap November Futures †	Long	11/2015	13	17	0	(11)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap October Futures †	Long	10/2015	13	23	0	(11)
Gulf Coast Ultra Low Sulfur Diesel Calendar Swap September Futures †	Long	09/2015	13	16	0	(11)
Hard Red Spring Wheat July Futures †	Long	07/2015	58	(201)	0	(43)
Hard Red Spring Wheat May Futures †	Long	05/2015	209	(10)	0	(154)
Henry Hub Natural Gas Swap April Futures †	Long	03/2016	230	(685)	1	0
Henry Hub Natural Gas Swap April Futures †	Long	03/2019	61	(182)	2	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2016	268	(744)	1	0
Henry Hub Natural Gas Swap August Futures †	Long	07/2019	60	(179)	2	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2016	251	(525)	2	0
Henry Hub Natural Gas Swap December Futures †	Long	11/2019	59	(184)	2	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2016	222	(563)	1	0
Henry Hub Natural Gas Swap February Futures †	Long	01/2019	61	(173)	2	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2015	251	(627)	2	0
Henry Hub Natural Gas Swap January Futures †	Long	12/2018	62	(176)	2	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2016	268	(749)	1	0
Henry Hub Natural Gas Swap July Futures †	Long	06/2019	60	(179)	2	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2016	230	(663)	1	0
Henry Hub Natural Gas Swap June Futures †	Long	05/2019	60	(180)	2	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2016	251	(664)	1	0
Henry Hub Natural Gas Swap March Futures †	Long	02/2019	61	(173)	2	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2016	268	(796)	1	0
Henry Hub Natural Gas Swap May Futures †	Long	04/2019	61	(184)	2	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2016	214	(542)	2	0
Henry Hub Natural Gas Swap November Futures †	Long	10/2019	59	(182)	2	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2016	268	(731)	2	0
Henry Hub Natural Gas Swap October Futures †	Long	09/2019	59	(180)	2	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2016	230	(643)	1	0
Henry Hub Natural Gas Swap September Futures †	Long	08/2019	60	(182)	2	0
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	22	64	0	(1)

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
LLS (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2016	19	$8	$2	$0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2015	50	13	0	0
LLS (Argus) vs. WTI Spread Calendar Swap August Futures †	Long	08/2016	19	7	2	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2015	71	(6)	7	0
LLS (Argus) vs. WTI Spread Calendar Swap December Futures †	Long	12/2016	19	6	1	0
LLS (Argus) vs. WTI Spread Calendar Swap February Futures †	Long	02/2016	19	9	3	0
LLS (Argus) vs. WTI Spread Calendar Swap January Futures †	Long	01/2016	19	10	3	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	50	21	0	0
LLS (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2016	19	7	2	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	69	66	0	0
LLS (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2016	19	8	2	0
LLS (Argus) vs. WTI Spread Calendar Swap March Futures †	Long	03/2016	19	9	2	0
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	69	126	0	(1)
LLS (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2016	19	8	2	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2015	71	(4)	2	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures †	Long	11/2016	19	6	1	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2015	71	2	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures †	Long	10/2016	19	7	2	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2015	50	5	0	0
LLS (Argus) vs. WTI Spread Calendar Swap September Futures †	Long	09/2016	19	7	2	0
Mars (Argus) vs. WTI Spread Calendar Swap April Futures †	Long	04/2015	8	27	0	0
Mars (Argus) vs. WTI Spread Calendar Swap April Futures †	Short	04/2015	4	(10)	0	0
Mars (Argus) vs. WTI Spread Calendar Swap August Futures †	Short	08/2015	4	4	0	0
Mars (Argus) vs. WTI Spread Calendar Swap December Futures †	Short	12/2015	4	1	1	0
Mars (Argus) vs. WTI Spread Calendar Swap July Futures †	Long	07/2015	8	3	0	0
Mars (Argus) vs. WTI Spread Calendar Swap July Futures †	Short	07/2015	4	2	0	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures †	Long	06/2015	8	10	0	0
Mars (Argus) vs. WTI Spread Calendar Swap June Futures †	Short	06/2015	4	(1)	0	0
Mars (Argus) vs. WTI Spread Calendar Swap May Futures †	Long	05/2015	8	17	0	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mars (Argus) vs. WTI Spread Calendar Swap May Futures †	Short	05/2015	4	$(5)	$0	$0
Mars (Argus) vs. WTI Spread Calendar Swap November Futures †	Short	11/2015	4	2	1	0
Mars (Argus) vs. WTI Spread Calendar Swap October Futures †	Short	10/2015	4	3	1	0
Mars (Argus) vs. WTI Spread Calendar Swap September Futures †	Short	09/2015	4	2	0	0
Natural Gas August Futures †	Short	07/2015	998	1,373	20	0
Natural Gas January Futures †	Short	12/2015	37	30	0	(1)
Natural Gas July Futures †	Short	06/2015	16	28	0	0
Natural Gas March Futures †	Long	02/2016	211	(520)	4	0
Natural Gas May Futures †	Short	04/2015	262	460	10	0
Natural Gas October Futures †	Long	09/2015	824	(1,773)	16	0
New York Harbor ULSD August Futures †	Short	08/2015	31	350	26	0
New York Harbor ULSD December Futures †	Long	11/2015	265	(1,205)	0	(217)
New York Harbor ULSD July Futures †	Long	06/2015	52	(126)	0	(42)
New York Harbor ULSD July Futures †	Short	07/2015	31	378	25	0
New York Harbor ULSD June Futures †	Short	05/2015	196	648	163	0
New York Harbor ULSD September Futures †	Short	09/2015	31	322	25	0
Nickel July Futures †	Long	07/2015	59	(459)	0	0
Platinum July Futures †	Long	07/2015	196	68	255	0
Put Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond May Futures	Short	04/2015	742	208	16	0
Put Options Strike @ USD 50.000 on Brent Crude May Futures †	Short	04/2015	52	19	0	(5)
Put Options Strike @ USD 52.000 on Brent Crude May Futures †	Short	04/2015	110	49	0	(20)
Put Options Strike @ USD 54.000 on Brent Crude December Futures †	Short	11/2015	167	(99)	0	(60)
Put Options Strike @ USD 55.000 on Brent Crude December Futures †	Short	11/2015	250	68	0	(97)
RBOB Calendar Swap August Futures †	Long	08/2015	31	(157)	0	(30)
RBOB Calendar Swap July Futures †	Long	07/2015	31	(128)	0	(31)
RBOB Calendar Swap September Futures †	Long	09/2015	31	(339)	0	(31)
RBOB Gasoline December Futures †	Short	11/2015	69	151	70	0
Silver July Futures †	Short	07/2015	49	(309)	19	0
Soybean July Futures †	Short	07/2015	318	1,172	0	(79)
Soybean March Futures †	Long	03/2016	238	136	77	0
Soybean May Futures †	Long	05/2015	260	(81)	71	0
Soybean Meal December Futures †	Short	12/2015	209	191	0	(71)
Soybean Meal May Futures †	Short	05/2015	286	(141)	0	(103)
Soybean November Futures †	Long	11/2015	335	(901)	100	0
Soybean Oil December Futures †	Short	12/2015	171	27	13	0
Soybean Oil May Futures †	Short	05/2015	234	216	14	0
Sugar No. 11 July Futures †	Short	06/2015	944	1,667	106	0
Sugar No. 11 May Futures †	Short	04/2015	15	0	1	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	4,121	4,870	1,288	0
Wheat December Futures †	Long	12/2015	388	(471)	0	(349)
Wheat July Futures †	Short	07/2015	991	1,788	954	0
Wheat May Futures †	Short	05/2015	487	261	450	0
WTI Crude December Futures †	Short	11/2015	353	1,040	325	0
WTI Crude December Futures †	Short	11/2016	240	428	122	0
WTI Crude December Futures †	Long	11/2017	374	(808)	0	(124)
WTI Crude December Futures †	Short	11/2018	187	449	73	0
WTI Crude July Futures †	Short	06/2015	195	500	201	0
WTI Crude June Futures †	Long	05/2016	1,306	(12,121)	0	(888)
WTI Crude September Futures †	Short	08/2015	1,461	3,242	1,432	0
WTI Crude September Futures †	Long	08/2016	304	(284)	0	(176)

Total Futures Contracts				$(13,575)	$8,743	$(5,201)

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
CDX.IG-23 5-Year Index	(1.000%	)	12/20/2019	$	23,100	$(392)	$24	$0	$(4)
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR	566,000	(13,825)	(31)	21	0

						$(14,217)	$(7)	$21	$(4)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.250%	09/18/2017	CAD	69,600	$(363)	$(11)	$5	$0
Receive	3-Month USD-LIBOR	3.000%	12/17/2024	$	763,400	(74,385)	(5,853)	0	(1,623)
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		546,300	(33,518)	(7,647)	0	(1,137)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		60	(15)	(17)	0	0
Receive	3-Month USD-LIBOR	3.500%	12/17/2044		49,070	(12,557)	(10,467)	0	(56)
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		1,230	(229)	(67)	0	(1)
Pay	6-Month EUR-EURIBOR	1.250%	09/16/2045	EUR	22,600	2,942	2,121	498	0
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025	EUR	672,600	(11,026)	(2,489)	0	(2,405)
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	674,300	(6,314)	(2,517)	42	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		135,200	(1,921)	(587)	9	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		97,770	(1,063)	(738)	330	0
Receive	6-Month JPY-LIBOR	1.000%	09/18/2023	JPY	2,140,000	(788)	(608)	20	0
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	6,776,500	1,242	(392)	0	(167)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		527,400	19	(247)	79	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021		461,520	42	42	68	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		126,400	(39)	(235)	18	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		373,400	148	331	54	0

						$(137,825)	$(29,381)	$1,123	$(5,389)

Total Swap Agreements						$(152,042)	$(29,388)	$1,144	$(5,393)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(g)	Securities with an aggregate market value of $71,535 and cash of $60,073 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
PIMCO CommodityRealReturn Strategy Fund® (5)	$0	$1,555	$1,144	$2,699	$0	$(545)	$(5,592)	$(6,137)
PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary) (5)	1,698	7,188	0	8,886	(289)	(4,656)	0	(4,945)

Total Exchange-Traded or Centrally Cleared	$1,698	$8,743	$1,144	$11,585	$(289)	$(5,201)	$(5,592)	$(11,082)

(4)	Unsettled variation margin liability of $(199) for closed swap agreements is outstanding at period end.
(5)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	04/2015	$	83,318	NZD	109,052	$0	$(1,791)
	05/2015	NZD	109,052	$	83,046	1,788	0
BOA	04/2015	GBP	27,605		41,351	467	(65)
	04/2015	$	61,659	EUR	54,842	109	(2,799)
	05/2015	MXN	28,509	$	1,907	42	0
	05/2015	$	9,854	EUR	8,956	0	(220)
	05/2015		654	MXN	9,598	0	(26)
	06/2015	MXN	1,587,483	$	103,988	359	0
	07/2015	BRL	145,542		52,628	8,253	0
BPS	04/2015		25,073		7,836	0	(20)
	04/2015	GBP	7,228		10,724	2	0
	04/2015	NZD	109,052		81,896	368	0
	04/2015	$	7,651	BRL	25,073	205	0
	04/2015		241,010	JPY	28,812,841	0	(773)
	05/2015	EUR	16,893	$	18,328	156	0
	05/2015	JPY	28,812,841		241,112	756	0
	05/2015	$	5,019	BRL	16,167	5	0
	06/2015	COP	18,401,517	$	7,995	966	0
BRC	04/2015	BRL	5,485		1,710	0	(9)
	04/2015	$	1,691	BRL	5,485	28	0
	04/2015		536	MYR	1,961	0	(8)
	04/2015	ZAR	75,920	$	6,485	255	0
	05/2015	MXN	167,391		11,231	279	0
	05/2015	$	3,247	AUD	4,274	2	0
	05/2015		691	MXN	10,417	0	(9)

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month		Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
CBK	04/2015		BRL	275,872	$	85,995	$0	$(443)
	04/2015		$	3,321	AUD	4,274	0	(66)
	04/2015			86,358	BRL	275,872	88	(7)
	04/2015	†		10,263	CAD	12,857	0	(112)
	04/2015			3,698	GBP	2,411	0	(121)
	04/2015			215,114	INR	13,388,091	43	(311)
	05/2015		MXN	2,979,584	$	200,894	6,021	0
	05/2015	†	$	3,762	EUR	3,514	19	0
	05/2015			2,114	MXN	31,568	6	(54)
DUB	04/2015		BRL	261,289	$	79,832	0	(2,037)
	04/2015		GBP	226,984		352,075	15,367	0
	04/2015		$	86,165	BRL	261,289	214	(4,511)
	05/2015		MXN	94,348	$	6,280	107	0
	05/2015		$	79,192	BRL	261,289	2,004	0
	04/2016		BRL	141,176	$	44,500	4,637	0
FBF	04/2015			38,553		11,790	0	(290)
	04/2015		$	12,018	BRL	38,553	62	0
	05/2015		KRW	50,282,981	$	45,614	354	0
	05/2015		MXN	85,683		5,510	0	(96)
	05/2015		$	2,024	MXN	30,395	0	(35)
GLM	04/2015		BRL	265,518	$	83,104	0	(90)
	04/2015		EUR	1,571,637		1,786,261	96,549	(191)
	04/2015		INR	3,820,116		60,995	0	(308)
	04/2015		$	82,767	BRL	265,518	427	0
	04/2015			46,753	EUR	41,795	0	(1,813)
	04/2015			2,324	GBP	1,535	0	(47)
	05/2015		MXN	63,764	$	4,252	80	0
	05/2015		$	82,418	BRL	265,518	92	0
	05/2015	†		12,357	EUR	10,849	8	(693)
	05/2015			60,618	INR	3,820,116	296	0
HUS	04/2015		CAD	3,280	$	2,586	0	(4)
	05/2015		MXN	701,978		46,615	685	0
	05/2015		$	351	MXN	5,281	0	(5)
JPM	04/2015		BRL	610,575	$	190,127	0	(1,182)
	04/2015		EUR	46,767		49,741	0	(545)
	04/2015		GBP	5,382		8,266	282	0
	04/2015		HUF	18,620,234		66,941	347	0
	04/2015		MXN	582,455		39,580	1,436	0
	04/2015		$	210,874	BRL	610,575	0	(19,564)
	04/2015			39,943	CAD	50,575	0	(12)
	04/2015			19,840	EUR	17,993	23	(516)
	05/2015			91,517	BRL	296,697	682	0
	05/2015			695	MXN	10,276	0	(23)
	07/2015		BRL	614,322	$	218,581	31,276	0
	07/2015		$	44,017	PLN	165,297	0	(566)
	04/2016		BRL	603,941	$	188,450	17,920	0
MSB	04/2015			535,307		189,516	21,940	(150)
	04/2015		$	166,753	BRL	535,307	1,403	(429)
	05/2015		MXN	560,461	$	37,081	410	0
NGF	05/2015		$	43,240	MXN	660,985	32	(25)
RBC	04/2015		CAD	88,174	$	70,718	1,101	0
	04/2015		$	361,783	GBP	243,687	0	(298)
	05/2015		GBP	243,687	$	361,710	305	0
SOG	04/2015	†	CAD	9,534		7,617	89	0
	04/2015		$	30,273	CAD	37,893	0	(355)
	05/2015		CAD	37,893	$	30,259	354	0
	05/2015	†	$	7,614	CAD	9,534	0	(89)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	04/2015	BRL	259,706	$	80,930	$0	$(442)
	04/2015	$	80,956	BRL	259,706	417	0
	05/2015		80,268		259,706	435	0
UAG	04/2015	INR	6,852,421	$	109,289	0	(675)
	04/2015	JPY	28,812,841		241,153	916	0
	04/2015	$	1,652,196	EUR	1,503,774	0	(35,263)
	04/2015		33,209	INR	2,072,105	43	0
	05/2015	EUR	1,503,774	$	1,652,926	35,272	0
	06/2015	$	131,589	INR	8,368,760	976	0

Total Forward Foreign Currency Contracts						$256,758	$(77,088)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.795%	05/29/2015	$	288,100	$4,245	$1,510
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016		459,900	736	543
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017		73,000	10,220	7,609
NGF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.775%	04/09/2015		54,400	717	2

								$15,918	$9,664

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Cost	Market Value
GST	Put - OTC Live Cattle December Futures †	$	140.000	12/04/2015	$	960	$24	$25
	Put - OTC WTI Crude December Futures †		48.000	11/17/2015		55	206	198
JPM	Put - OTC Live Cattle December Futures †		140.000	12/04/2015		1,120	32	30
RBC	Call - OTC Crude European Style December Futures †		75.000	11/17/2015		96	312	89
	Put - OTC WTI Crude December Futures †		48.000	11/17/2015		50	175	180

							$749	$522

Total Purchased Options							$16,667	$10,186

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$	63,100	$(99)	$(2)
BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015		9,600	(13)	0

							$(112)	$(2)

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$	1.099	04/01/2015	EUR	161,381	$(784)	$(3,868)
	Put - OTC EUR versus USD		1.035	04/16/2015		34,762	(228)	(61)
BRC	Put - OTC EUR versus USD		1.090	04/01/2015		66,500	(369)	(1,010)
DUB	Call - OTC USD versus BRL	BRL	2.680	07/01/2015	$	44,320	(1,056)	(8,094)
FBF	Call - OTC USD versus BRL		4.000	03/17/2016		39,300	(1,655)	(1,512)

							$(4,092)	$(14,545)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC CPURNSA Index	218.803	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	02/11/2021	$85,000	$(863)	$(66)
	Floor - OTC YOY CPURNSA Index	233.069	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	18,900	(163)	(147)
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	325,100	(2,907)	(194)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	33,400	(431)	(21)
JPM	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	25,800	(179)	(75)
	Floor - OTC YOY CPURNSA Index	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	109,200	(1,234)	(1,527)
RYL	Floor - OTC YOY CPURNSA Index	217.965	Maximum of [-1.000% - (Final Index/Initial Index - 1)] or 0	09/28/2015	9,100	(211)	(2)

						$(5,988)	$(2,032)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date		Notional Amount	Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.295%	05/29/2015	$	288,100	$(4,542)	$(5,779)
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	48,000	(1,290)	(2,371)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		96,000	(2,783)	(1,320)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	459,900	(276)	(171)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		459,900	(460)	(323)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		306,600	(10,220)	(7,651)
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.275%	04/09/2015		54,400	(766)	(181)

								$(20,337)	$(17,796)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BPS	Put - OTC Gold 100 oz. March Futures †	$100.000	06/29/2015	$3	$(29)	$(25)
	Put - OTC Platinum Gold Spread May Futures †	14.500	05/26/2015	2	(25)	(32)
GST	Put - OTC Brent Crude December Futures †	55.000	11/10/2015	55	(239)	(235)
	Put - OTC Gold 100 oz. March Futures †	101.040	06/18/2015	5	(53)	(75)
	Put - OTC Lean Hogs December Futures †	56.000	12/14/2015	2,400	(48)	(42)
	Put - OTC Platinum Gold Spread May Futures †	20.000	04/07/2015	3	(56)	(135)
	Call - OTC SPGCENP Index †	0.569	05/11/2015	66,400	(385)	0
	Call - OTC SPGCENP Index †	0.723	05/11/2015	66,700	(514)	(1)
	Call - OTC WTI Crude May Futures †	62.000	05/14/2015	840	(66)	(99)
JPM	Put - OTC Lean Hogs December Futures †	56.000	12/14/2015	2,800	(56)	(48)
MAC	Call - OTC WTI Crude June Futures †	62.000	05/14/2015	468	(365)	(283)
RBC	Put - OTC Brent Crude December Futures †	55.000	11/10/2015	50	(201)	(214)
	Call - OTC Crude European Style June †	65.000	05/14/2015	96	(230)	(15)
SOG	Put - OTC Natural Gas Swap May Futures †	2.400	04/27/2015	170	(4)	(5)
	Call - OTC Natural Gas Swap May Futures †	3.050	04/27/2015	170	(12)	(2)

					$(2,283)	$(1,211)

Total Written Options					$(32,812)	$(35,586)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	3,824	$1,958,072	EUR	362,400	GBP	0	$(26,426)
Sales	25,080	44,988,632		2,688,513		54,320	(72,727)
Closing Buys	(4,014)	(976,065)		(297,600)		(54,320)	20,898
Expirations	(17,963)	(43,375,950)		(1,828,390)		0	38,202
Exercised	(5,652)	(123,561)		(518,280)		0	6,328

Balance at End of Period	1,275	$2,471,128	EUR	406,643	GBP	0	$(33,725)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	LLSBRT 1H15 Index †	$2.900	06/30/2015	25,770	$0	$(17)	$0	$(17)
	Pay	LLSBRT 1H15 Index †	2.850	06/30/2015	14,388	0	(9)	0	(9)
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	24,996	0	(11)	0	(11)
	Pay	LLSBRT 2H15 Index †	2.750	12/31/2015	50,892	0	24	24	0
	Receive	LLSBRT CAL15 Index †	8.150	12/31/2015	36,000	0	191	191	0
	Receive	LLSBRT CAL15 Index †	7.900	12/31/2015	90,000	0	455	455	0
BPS	Receive	EURTOP 1Q16 Index †	1.920	03/31/2016	33,000	0	6	6	0
	Receive	EURTOP 1Q16 Index †	1.940	03/31/2016	33,000	0	6	6	0
	Receive	EURTOP 1Q16 Index †	1.950	03/31/2016	33,000	0	5	5	0
	Receive	EURTOP 1Q16 Index †	2.100	03/31/2016	78,000	0	2	2	0
	Receive	EURTOP 1Q16 Index †	2.200	03/31/2016	34,500	0	(3)	0	(3)
	Pay	EURTOP 2Q15 Index †	4.450	06/30/2015	34,500	0	(7)	0	(7)
	Receive	EURTOP 4Q15 Index †	1.920	12/31/2015	33,000	0	11	11	0
	Receive	EURTOP 4Q15 Index †	1.940	12/31/2015	33,000	0	8	8	0
	Receive	EURTOP 4Q15 Index †	1.950	12/31/2015	33,000	0	10	10	0
	Receive	EURTOP 4Q15 Index †	2.100	12/31/2015	78,000	0	6	6	0

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Maturity Date	# of Units	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
	Receive	EURTOP 4Q15 Index †	$2.200	12/31/2015	34,500	$0	$2	$2	$0
	Pay	GOLDLNPM Index †	1,209.650	05/18/2015	3,200	0	85	85	0
	Pay	LLSBRT 2H15 Index †	2.550	12/31/2015	92,292	0	62	62	0
	Pay	LLSBRT 2H15 Index †	2.250	12/31/2015	75,108	0	73	73	0
	Receive	PLTMLNPM Index †	1,192.750	05/18/2015	3,200	(6)	(153)	0	(159)
CBK	Receive	DTDBRTCO 2Q15 Index †	1.650	06/30/2015	30,000	0	7	7	0
	Pay	HSFOCO 2Q15 Index †	12.950	06/30/2015	9,000	0	(12)	0	(12)
	Pay	JETNWECO 2Q15 Index †	15.240	06/30/2015	15,000	0	15	15	0
	Pay	LLSBRT 1H15 Index †	2.800	06/30/2015	28,695	0	(16)	0	(16)
	Pay	LLSBRT 1H15 Index †	2.700	06/30/2015	56,955	0	(25)	0	(25)
	Pay	LLSBRT 2H15 Index †	2.500	12/31/2015	46,176	0	33	33	0
	Pay	NAPCO 2Q15 Index †	6.430	06/30/2015	6,000	0	(24)	0	(24)
GST	Receive	EURTOP 1Q16 Index †	1.940	03/31/2016	36,000	0	7	7	0
	Receive	EURTOP 1Q16 Index †	2.040	03/31/2016	9,000	0	1	1	0
	Receive	EURTOP 1Q16 Index †	2.100	03/31/2016	33,000	0	1	1	0
	Receive	EURTOP 1Q16 Index †	2.130	03/31/2016	21,000	0	0	0	0
	Receive	EURTOP 1Q16 Index †	2.150	03/31/2016	16,500	0	0	0	0
	Receive	EURTOP 1Q16 Index †	2.210	03/31/2016	15,000	0	(1)	0	(1)
	Pay	EURTOP 2Q15 Index †	4.660	06/30/2015	36,000	0	6	6	0
	Receive	EURTOP 4Q15 Index †	1.940	12/31/2015	36,000	0	9	9	0
	Receive	EURTOP 4Q15 Index †	2.040	12/31/2015	9,000	0	1	1	0
	Receive	EURTOP 4Q15 Index †	2.100	12/31/2015	33,000	0	3	3	0
	Receive	EURTOP 4Q15 Index †	2.130	12/31/2015	21,000	0	1	1	0
	Receive	EURTOP 4Q15 Index †	2.150	12/31/2015	16,500	0	1	1	0
	Receive	EURTOP 4Q15 Index †	2.210	12/31/2015	15,000	0	0	0	0
	Pay	LLSBRT 1H15 Index †	2.600	06/30/2015	28,476	0	(10)	0	(10)
	Pay	LLSBRT 1H15 Index †	2.550	06/30/2015	54,288	0	(16)	0	(16)
	Pay	LLSBRT 2H15 Index †	3.000	12/31/2015	93,132	0	21	21	0
	Pay	LLSBRT 2H15 Index †	2.400	12/31/2015	109,536	0	90	90	0
	Receive	LLSBRT CAL15 Index †	9.150	12/31/2015	27,000	0	170	170	0
	Receive	LLSBRT CAL15 Index †	8.350	12/31/2015	450,000	0	2,478	2,478	0
	Receive	LLSBRT CAL15 Index †	7.900	12/31/2015	171,000	0	865	865	0
MAC	Receive	CUAC 4Q15 Index †	41.500	12/31/2015	6,372,000	0	(549)	0	(549)
	Receive	CUAC 4Q15 Index †	46.500	12/31/2015	1,386,000	0	(189)	0	(189)
	Receive	CUAC 4Q15 Index †	48.000	12/31/2015	346,500	0	(52)	0	(52)
	Receive	CUAC 4Q15 Index †	49.000	12/31/2015	3,118,500	0	(502)	0	(502)
	Receive	CUAC 4Q15 Index †	50.000	12/31/2015	2,772,000	0	(474)	0	(474)
MYC	Pay	LLSBRT CAL15 Index †	3.300	12/31/2015	73,296	0	(34)	0	(34)

						$(6)	$2,551	$4,655	$(2,110)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (4)	Notional Amount (5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Lennar Corp.	(5.000%	)	06/20/2015	0.268%	$3,000	$(92)	$55	$0	$(37)
BRC	Tate & Lyle International Finance PLC	(1.150%	)	06/20/2016	0.134%	3,500	0	(45)	0	(45)
UAG	Royal Bank of Scotland Group PLC	(1.000%	)	12/20/2016	0.604%	800	65	(71)	0	(6)

							$(27)	$(61)	$0	$(88)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (4)	Notional Amount (5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%	$	2,300	$(176)	$91	$0	$(85)
DUB	Italy Government International Bond	1.000%	03/20/2019	0.832%		7,100	(123)	171	48	0
GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%		14,600	(1,103)	561	0	(542)
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		8,600	(198)	58	0	(140)
	Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/2016	5.236%		2,900	(161)	46	0	(115)
HUS	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		14,900	(328)	86	0	(242)
JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%		5,200	(387)	194	0	(193)
MYC	Barclays Bank PLC	1.000%	06/20/2015	0.197%	EUR	5,100	57	(45)	12	0
	Credit Suisse Group	1.000%	06/20/2015	0.211%		3,100	36	(29)	7	0
	Greece Government International Bond	1.000%	06/20/2015	43.611%		7,800	(362)	(378)	0	(740)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	$	12,100	(1,120)	(1,267)	0	(2,387)

							$(3,865)	$(512)	$67	$(4,444)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	35,800	$40	$4,741	$4,781	$0
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044		8,000	5	1,283	1,288	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		3,800	4	(29)	0	(25)
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	37,300	24	78	102	0

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024	GBP	1,100	$0	$56	$56	$0
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019	EUR	32,000	(74)	(284)	0	(358)
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	11,100	67	(1,148)	0	(1,081)
BRC	Receive	3-Month USD-CPURNSA Index	1.950%	09/16/2016		78,400	0	(2,500)	0	(2,500)
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017		36,300	(24)	(1,280)	0	(1,304)
CBK	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	5,900	0	76	76	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		7,500	(262)	1,264	1,002	0
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019	EUR	30,100	(40)	(296)	0	(336)
DUB	Pay	3-Month USD-CPURNSA Index	1.485%	11/19/2016	$	62,300	0	(1,217)	0	(1,217)
	Pay	3-Month USD-CPURNSA Index	1.480%	11/20/2016		117,500	0	(2,281)	0	(2,281)
	Pay	3-Month USD-CPURNSA Index	1.473%	11/21/2016		45,500	0	(876)	0	(876)
	Receive	3-Month USD-CPURNSA Index	2.360%	01/28/2017		18,700	0	(1,023)	0	(1,023)
	Pay	3-Month USD-CPURNSA Index	1.725%	03/04/2019		4,425	0	(39)	0	(39)
FBF	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	22,730	(199)	3,674	3,475	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		10,800	(349)	1,791	1,442	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		1,600	(2)	264	262	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		6,300	52	869	921	0
GLM	Pay	1-Month GBP-UKRPI	3.125%	12/10/2024		29,200	39	1,434	1,473	0
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030		33,890	0	343	343	0
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019	EUR	130,200	(133)	(1,322)	0	(1,455)
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	73,400	(108)	(1,920)	0	(2,028)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017		72,600	63	(4,113)	0	(4,050)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		20,900	41	(992)	0	(951)
	Receive	3-Month USD-CPURNSA Index	2.205%	10/11/2018		40,400	0	(1,902)	0	(1,902)
JPM	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044	GBP	2,100	14	293	307	0
	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	10,900	(11)	(10)	0	(21)
	Receive	3-Month USD-CPURNSA Index	1.890%	09/06/2016	$	58,000	0	(1,743)	0	(1,743)
MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	8,000	(10)	1,078	1,068	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		1,800	8	286	294	0
RYL	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017	$	18,300	65	(1,110)	0	(1,045)

							$(790)	$(6,555)	$16,890	$(24,235)

TOTAL RETURN SWAPS ON INDICES

Counterparty	Pay/ Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	BCOMTR Index †	4,558,067	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$893,551	$7,231	$7,231	$0
BPS	Receive	BCOMF1T Index †	496,306	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	185,647	1,563	1,563	0
	Receive	BCOMTR Index †	672,022	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	131,741	1,067	1,067	0
	Receive	BCOMTR1 Index †	2,477,927	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	209,486	1,767	1,767	0
CBK	Receive	BCOMTR Index †	3,387,838	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	664,142	5,380	5,380	0
	Receive	BCOMTR1 Index †	415,530	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	116,461	1,013	1,013	0
	Receive	BCOMTR2 Index †	2,759,339	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	593,159	4,690	4,690	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
CIB	Receive	BCOMTR Index †	903,776	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$177,174	$1,434	$1,434	$0
DUB	Receive	BCOMTR Index †	7,644,817	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	1,498,669	12,128	12,128	0
FBF	Pay	BCOMGC Index †	137,642	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	36,233	(985)	0	(985)
	Receive	BCOMTR Index †	634,691	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	124,423	1,007	1,007	0
	Receive	SPGCICP Index †	97,786	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	37,019	1,284	1,284	0
GLM	Receive	BCOMTR Index †	1,682,896	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	329,910	2,671	2,671	0
	Receive	BCOMTR11A Index †	3,412,403	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	886,229	7,578	7,578	0
JPM	Pay	BCOMLC3T Index †	183,260	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	50,062	(2,173)	0	(2,173)
	Receive	BCOMLC5 Index †	405,365	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	60,054	1,874	1,874	0
	Pay	BCOMLH3 Indes †	243,186	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	37,854	(518)	0	(518)
	Receive	BCOMLH5 Index †	193,071	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	41,359	1,600	1,600	0
	Receive	BCOMTR Index †	353,095	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	69,220	(97)	0	(97)
	Receive	JMABNICP Index †	371,542	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	186,763	1,377	1,377	0
MAC	Receive	BCOMTR Index †	1,765,111	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	346,027	2,581	2,581	0
	Receive	BCOMTR2 Index †	1,813,238	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	190,054	1,513	1,513	0
MYC	Receive	BCOMTR1 Index †	5,512,092	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	1,184,830	9,582	9,582	0
	Receive	BCOMTR2 Index †	6,989,472	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	1,492,901	11,868	11,868	0
RBC	Receive	BCOMTR Index †	601,359	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	117,889	954	954	0

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

Counterparty	Pay/ Receive (6)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
SOG	Receive	BCOMTR Index †	1,890,693	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	$370,646	$3,246	$3,246	$0
	Receive	BCOMTR2 Index †	3,306,863	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	238,540	1,898	1,898	0
UAG	Receive	BCOMTR Index †	35,000	3-Month U.S. Treasury Bill rate plus a specified spread	08/17/2015	6,861	56	56	0

							$81,589	$85,362	$(3,773)

(6)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.600%	04/21/2015	$9	$0	$(1)	$0	$(1)
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.025%	04/16/2015	42	0	(58)	0	(58)
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.450%	04/21/2015	84	0	(81)	0	(81)
	Pay	London Palladium Market Fixing Ltd. PM (7)†	5.881%	06/04/2015	1,031	0	4	4	0
BPS	Pay	London Gold Market Fixing Ltd. PM (7)†	3.098%	08/03/2015	4,830	0	20	20	0
	Receive	London Silver Market Fixing Ltd. D (7)†	6.452%	08/03/2015	3,346	0	63	63	0
	Pay	Natural Gas May Futures (7)†	16.606%	04/27/2015	736	0	20	20	0
CBK	Pay	S&P GSCI Crude Oil Index (7)†	4.080%	05/14/2015	2,956	0	(328)	0	(328)
	Pay	S&P GSCI Crude Oil Index (7)†	4.580%	05/14/2015	2,800	0	(281)	0	(281)
DUB	Pay	S&P GSCI Crude Oil Index (7)†	4.623%	05/14/2015	2,680	0	(269)	0	(269)
	Pay	S&P GSCI Crude Oil Index (7)†	6.376%	11/17/2015	3,800	0	(574)	0	(574)
	Receive	WTI Crude December Futures (7)†	4.203%	11/17/2015	4,680	0	542	542	0
	Receive	WTI Crude June Futures (7)†	2.772%	05/14/2015	3,801	0	416	416	0
	Receive	WTI Crude June Futures (7)†	3.240%	05/14/2015	6,528	0	645	645	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Pay	London Gold Market Fixing Ltd. PM (7)†	6.126%	11/25/2015	$4,400	$0	$131	$131	$0
	Pay	London Gold Market Fixing Ltd. PM (7)†	7.784%	03/24/2020	8,961	0	126	126	0
	Pay	London Palladium Market Fixing Ltd. PM (7)†	6.250%	04/16/2015	1,000	0	4	4	0
	Receive	London Silver Market Fixing Ltd. D (7)†	10.890%	11/25/2015	3,300	0	(63)	0	(63)
MSB	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.800%	04/21/2015	25	0	4	4	0
MYC	Pay	London Gold Market Fixing Ltd. PM (7)†	3.276%	09/18/2015	7,459	0	21	21	0
	Pay	London Gold Market Fixing Ltd. PM (7)†	5.406%	04/21/2016	28,880	0	538	538	0
	Receive	London Silver Market Fixing Ltd. D (7)†	5.382%	09/18/2015	5,819	0	197	197	0
	Receive	London Silver Market Fixing Ltd. D (7)†	9.151%	04/21/2016	22,200	0	151	151	0
SOG	Pay	S&P GSCI Crude Oil Index (7)†	4.000%	05/14/2015	3,164	0	(355)	0	(355)
	Receive	WTI Crude June Futures (7)†	2.772%	05/14/2015	3,587	0	390	390	0

						$0	$1,262	$3,272	$(2,010)

Total Swap Agreements						$(4,688)	$78,274	$110,246	$(36,660)

(7)	Variance Swap

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $16,561 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
PIMCO CommodityRealReturn Strategy Fund®
AZD	$1,788	$0	$0	$1,788	$(1,791)	$0	$0	$(1,791)	$(3)	$0	$(3)
BOA	9,230	0	6,171	15,401	(3,110)	(2)	(250)	(3,362)	12,039	(12,080)	(41)
BPS	2,458	0	56	2,514	(793)	(4,142)	(1,476)	(6,411)	(3,897)	5,680	1,783
BRC	564	0	0	564	(26)	(1,010)	(3,849)	(4,885)	(4,321)	3,905	(416)
CBK	6,158	0	1,078	7,236	(1,002)	(215)	(336)	(1,553)	5,683	(2,260)	3,423
DUB	22,329	1,510	48	23,887	(6,548)	(13,873)	(5,436)	(25,857)	(1,970)	2,634	664
FBF	416	0	6,100	6,516	(421)	(1,512)	0	(1,933)	4,583	(3,500)	1,083
GLM	97,444	0	1,816	99,260	(2,449)	(3,691)	(10,386)	(16,526)	82,734	(69,840)	12,894
GST	0	0	0	0	0	0	(797)	(797)	(797)	844	47

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (8)
HUS	$685	$0	$0	$685	$(9)	$0	$(242)	$(251)	$434	$424	$858
JPM	51,966	0	307	52,273	(22,408)	(1,602)	(1,957)	(25,967)	26,306	(27,576)	(1,270)
MSB	23,753	0	4	23,757	(579)	0	0	(579)	23,178	(22,550)	628
MYC	0	8,152	1,381	9,533	0	(8,145)	(3,127)	(11,272)	(1,739)	(503)	(2,242)
NGF	32	2	0	34	(25)	(181)	0	(206)	(172)	(790)	(962)
RBC	1,406	0	0	1,406	(298)	0	0	(298)	1,108	(1,260)	(152)
RYL	0	0	0	0	0	(2)	(1,045)	(1,047)	(1,047)	923	(124)
SOG	354	0	0	354	(355)	0	0	(355)	(1)	0	(1)
TOR	852	0	0	852	(442)	0	0	(442)	410	0	410
UAG	37,207	0	0	37,207	(35,938)	0	(6)	(35,944)	1,263	(873)	390

PIMCO Cayman Commodity Fund I, Ltd. (Subsidiary)
BOA	0	0	7,905	7,905	0	0	(37)	(37)	7,868	(18,620)	(10,752)
BPS	0	0	4,776	4,776	0	(57)	(169)	(226)	4,550	(10,350)	(5,800)
CBK	19	0	11,138	11,157	(112)	0	(686)	(798)	10,359	(26,750)	(16,391)
CIB	0	0	1,434	1,434	0	0	0	0	1,434	(3,700)	(2,266)
DUB	0	0	13,731	13,731	0	0	(843)	(843)	12,888	(30,820)	(17,932)
FBF	0	0	2,291	2,291	0	0	(985)	(985)	1,306	(2,610)	(1,304)
GLM	8	0	10,249	10,257	(693)	0	0	(693)	9,564	(24,200)	(14,636)
GST	0	223	3,915	4,138	0	(587)	(90)	(677)	3,461	(3,670)	(209)
JPM	0	30	4,851	4,881	0	(48)	(2,788)	(2,836)	2,045	(5,570)	(3,525)
MAC	0	0	4,094	4,094	0	(283)	(1,766)	(2,049)	2,045	(8,430)	(6,385)
MYC	0	0	22,357	22,357	0	0	(34)	(34)	22,323	(106,159)	(83,836)
RBC	0	269	954	1,223	0	(229)	0	(229)	994	(2,510)	(1,516)
SOG	89	0	5,534	5,623	(89)	(7)	(355)	(451)	5,172	(12,210)	(7,038)
UAG	0	0	56	56	0	0	0	0	56	(270)	(214)

Total Over the Counter	$256,758	$10,186	$110,246	$377,190	$(77,088)	$(35,586)	$(36,660)	$(149,334)

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$1,698	$0	$0	$0	$0	$1,698
Futures	7,188	0	0	0	1,555	8,743
Swap Agreements	0	21	0	0	1,123	1,144

	$8,886	$21	$0	$0	$2,678	$11,585

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$256,758	$0	$256,758
Purchased Options	522	0	0	0	9,664	10,186
Swap Agreements	93,285	67	0	4	16,890	110,246

	$93,807	$67	$0	$256,762	$26,554	$377,190

	$102,693	$88	$0	$256,762	$29,232	$388,775

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$289	$0	$0	$0	$0	$289
Futures	4,656	0	44	0	501	5,201
Swap Agreements	0	4	0	0	5,588	5,592

	$4,945	$4	$44	$0	$6,089	$11,082

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$77,088	$0	$77,088
Written Options	1,211	2	0	14,545	19,828	35,586
Swap Agreements	7,753	4,532	0	140	24,235	36,660

	$9,104	$4,534	$0	$91,773	$44,063	$149,334

	$14,049	$4,538	$44	$91,773	$50,152	$160,416

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(130)	$0	$0	$0	$0	$(130)
Written Options	10,448	0	0	0	1,067	11,515
Futures	99,157	0	(128)	0	20,691	119,720
Swap Agreements	(1,356)	4,336	0	0	(321,694)	(318,714)

	$108,119	$4,336	$(128)	$0	$(299,936)	$(187,609)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$440,354	$0	$440,354
Purchased Options	(6,346)	0	0	0	(13,198)	(19,544)
Written Options	9,483	3,354	0	6,788	1,500	21,125
Swap Agreements	(3,912,392)	(6,638)	1,908	564	53,929	(3,862,629)

	$(3,909,255)	$(3,284)	$1,908	$447,706	$42,231	$(3,420,694)

	$(3,801,136)	$1,052	$1,780	$447,706	$(257,705)	$(3,608,303)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(508)	$0	$0	$0	$0	$(508)
Written Options	205	0	0	0	(767)	(562)
Futures	(51,683)	0	(67)	0	10,256	(41,494)
Swap Agreements	(1,145)	(214)	0	0	(27,068)	(28,427)

	$(53,131)	$(214)	$(67)	$0	$(17,579)	$(70,991)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$213,862	$0	$213,862
Purchased Options	5,966	0	0	0	(320)	5,646
Written Options	(5,344)	(400)	0	(12,487)	(3,726)	(21,957)
Swap Agreements	35,730	(310)	(292)	(137)	(27,471)	7,520

	$36,215	$(710)	$(292)	$201,238	$(31,517)	$205,071

	$(16,916)	$(924)	$(359)	$201,238	$(49,096)	$134,080

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$7,194	$0	$7,194
Corporate Bonds & Notes
Banking & Finance	0	209,894	0	209,894
Industrials	0	42,726	3,373	46,099
Utilities	0	80,806	0	80,806
U.S. Government Agencies	0	121,297	0	121,297
U.S. Treasury Obligations	0	10,573,838	0	10,573,838
Mortgage-Backed Securities	0	381,887	13,254	395,141
Asset-Backed Securities	0	107,229	0	107,229
Sovereign Issues	0	1,971,625	0	1,971,625
Preferred Securities
Banking & Finance	13,125	7,955	0	21,080
Exchange-Traded Funds	13,931	0	0	13,931
Short-Term Instruments
Certificates of Deposit	0	27,309	0	27,309
Repurchase Agreements	0	385,933	0	385,933
Greece Treasury Bills	0	430	0	430
Mexico Treasury Bills	0	133,634	0	133,634
U.S. Treasury Bills	0	347,247	0	347,247
	$27,056	$14,399,004	$16,627	$14,442,687

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$196,233	$0	$0	$196,233

Total Investments	$223,289	$14,399,004	$16,627	$14,638,920

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(276,180)	$0	$(276,180)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	10,441	1,144	0	11,585
Over the counter	0	377,104	86	377,190
	$10,441	$378,248	$86	$388,775

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(5,490)	(5,393)	0	(10,883)
Over the counter	0	(148,673)	(661)	(149,334)
	$(5,490)	$(154,066)	$(661)	$(160,217)

Totals	$228,240	$14,347,006	$16,052	$14,591,298

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Consolidated Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

ANNUAL REPORT	MARCH 31, 2015	53

Notes to Financial Statements (Cont.)

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2015

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Fund has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor

ANNUAL REPORT	MARCH 31, 2015	55

Notes to Financial Statements (Cont.)

the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2015

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer

ANNUAL REPORT	MARCH 31, 2015	57

Notes to Financial Statements (Cont.)

quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2015

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Exchange-Traded Funds  The Fund may invest in exchange-traded funds (“ETFs”), which typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bear directly in connection with their own operations.

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

ANNUAL REPORT	MARCH 31, 2015	59

Notes to Financial Statements (Cont.)

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. As of March 31, 2015, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers,

60	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2015

including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”).

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Notes to Financial Statements (Cont.)

FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$85	$43,501	$(43,570)	$(2)	$0	$14	$1	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$121	$4,903,746	$(4,706,850)	$(802)	$4	$196,219	$1,046	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of

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the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the

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contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Options on Commodity Futures Contracts  The Fund may write or purchase options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer amount of the difference between the current market value of the underlying futures contract and

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the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  The Fund may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Consolidated Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or

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loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Consolidated Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Commodity Forward Swap Agreements  The Fund may invest in commodity forward swap agreements (“Commodity Forwards”) to gain or mitigate exposure to the underlying reference commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying reference commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the

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form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance

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risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Fund may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

Volatility Swap Agreements  A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection

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with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary

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policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

The Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

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Notes to Financial Statements (Cont.)

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Consolidated Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

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March 31, 2015

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

8. BASIS FOR CONSOLIDATION

The PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The

ANNUAL REPORT	MARCH 31, 2015	73

Notes to Financial Statements (Cont.)

Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the respective Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the respective Commodity Subsidiary. See the table below for details regarding the structure, incorporation and relationship as of period end of the Commodity Subsidiary to the Fund (amounts in thousands).

Date of Incorporation	07/21/2006
Subscription Agreement	08/01/2006
Consolidated Fund Net Assets	$10,062,394
Subsidiary % of Consolidated Fund Net Assets	18.0%

Subsidiary Financial Statement Information
Total assets	$2,860,276
Total liabilities	$1,046,459
Net assets	$1,813,817
Total income	$(1,705)
Net investment income (loss)	$(21,046)
Net realized gain (loss)	$(3,805,704)
Net change in unrealized appreciation (depreciation)	$2,779
Increase (decrease) in net assets resulting from operations	$(3,823,971)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.49%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
0.25%	0.35%	0.25%	0.45%	0.45%

74	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2015

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain

ANNUAL REPORT	MARCH 31, 2015	75

Notes to Financial Statements (Cont.)

redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; and (vi) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Acquired Fund Fees and Expenses  The Commodity Subsidiary has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended March 31, 2015, the amount was $18,545,894.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 9 and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

76	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2015

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,077,248	$1,351,258

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$15,310,664	$16,517,327	$3,238,546	$2,213,171

ANNUAL REPORT	MARCH 31, 2015	77

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	908,976	$4,731,714	936,385	$5,438,776
Class P	161,131	822,824	180,500	1,048,920
Administrative Class	23,905	117,220	31,039	176,933
Class D	41,752	212,944	47,862	277,106
Class A	40,442 ^	208,709 ^	73,467	423,539
Class B	7	33	15	83
Class C	5,821	29,339	9,743	54,692
Class R	5,265	25,893	7,129	40,172

Issued as reinvestment of distributions
Institutional Class	6,979	37,127	42,155	237,604
Class P	783	4,158	5,022	28,254
Administrative Class	134	704	1,393	7,736
Class D	235	1,232	3,165	17,600
Class A	181	946	4,744	26,302
Class B	0	0	41	224
Class C	0	1	1,488	7,975
Class R	10	52	177	963

Cost of shares redeemed
Institutional Class	(825,171)	(4,195,848)	(1,378,579)	(7,896,588)
Class P	(183,692)	(938,346)	(265,371)	(1,552,241)
Administrative Class	(21,433)	(106,607)	(78,191)	(464,620)
Class D	(58,002)	(293,247)	(97,476)	(555,904)
Class A	(98,902)	(518,440)	(179,693)	(1,025,674)
Class B	(1,746)^	(8,011)^	(1,507)	(8,479)
Class C	(28,265)	(138,974)	(54,739)	(302,407)
Class R	(2,544)	(12,901)	(2,351)	(13,176)
Net increase (decrease) resulting from Fund share transactions	(24,134)	$(19,478)	(713,582)	$(4,032,210)
^	At the NYSE Close on March 25, 2015, 880 Class B shares in the amount of $3,269 converted into Class A shares of the Fund.
†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of March 31, 2015, one shareholder owned 10% or more of the total Fund’s outstanding shares comprising 12% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

78	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2015

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund may gain exposure to the commodities markets primarily through index-linked notes, and may invest in other commodity-linked derivative instruments, including commodity swap agreements, options, futures contracts, options on futures contracts and foreign funds investing in similar commodity-linked derivatives.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that a Fund must derive at least 90% of its gross income from certain qualifying sources of income. The IRS has issued a revenue ruling which holds that income derived from commodity index-linked swaps is not qualifying income under Subchapter M of the Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. The IRS has also issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary, which invests primarily in commodity-linked swaps, will also be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in commodity-linked notes and through any investments in its Subsidiary.

It should be noted, however, that the IRS currently has suspended the issuance of such rulings pending further review. There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Subsidiaries of the Underlying PIMCO Funds may otherwise be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its Prospectus.

If, during a taxable year, an Underlying PIMCO Fund Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Underlying PIMCO Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Underlying PIMCO Fund as income for Federal income tax purposes.

ANNUAL REPORT	MARCH 31, 2015	79

Notes to Financial Statements (Cont.)

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
CommodityRealReturn Strategy Fund®	$385,709	$0	$(283,379)	$(3,303)	$(439,937)	$0	$0
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, convertible preferred securities, and Lehman securities.

(2)	Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals at fiscal year-end.
(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, the Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2015, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
CommodityRealReturn Strategy Fund®	$165,157	$274,780

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
CommodityRealReturn Strategy Fund®	$14,884,621	$258,768	$(504,469)	$(245,701)
(6)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, sale/buyback transactions, convertible preferred securities, and treasury inflation-protected securities deflationary (TIPS) adjustments for federal income tax purposes.

80	PIMCO COMMODITYREALRETURN STRATEGY FUND®

March 31, 2015

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Fund made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
CommodityRealReturn Strategy Fund®	$50,006	$0	$0	$314,050	$2,204	$71,763
(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2015	81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and

Shareholders of PIMCO CommodityRealReturn Strategy Fund®:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations, of changes in net assets, and of cash flows and the financial highlights (consolidated) present fairly, in all material respects, the financial position of PIMCO CommodityRealReturn Strategy Fund® and its wholly owned subsidiary (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2015, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and financial highlights (hereinafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

82	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JPM	JPMorgan Chase Bank N.A.
BCY	Barclays Capital, Inc.	JPS	JPMorgan Securities, Inc.
BOA	Bank of America N.A.	MAC	Macquarie Bank Limited
BOS	Banc of America Securities LLC	MSB	Morgan Stanley Bank, N.A
BPG	BNP Paribas Securities Corp.	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	NGF	Nomura Global Financial Products, Inc.
BSN	Bank of Nova Scotia	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RDR	RBC Dain Rausher, Inc.
CIB	Canadian Imperial Bank of Commerce	RYL	Royal Bank of Scotland Group PLC
DUB	Deutsche Bank AG	SCX	Standard Chartered Bank
FBF	Credit Suisse International	SOG	Societe Generale
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GRE	RBS Securities, Inc.	TOR	Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
COP	Colombian Peso	MYR	Malaysian Ringgit
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	PLN	Polish Zloty
HUF	Hungarian Forint	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:
CBOT	Chicago Board of Trade	NYMEX	New York Mercantile Exchange
EOP	Euronext Derivatives Paris	OTC	Over the Counter
NYB	ICE Futures U.S. Softs

Index Abbreviations:
BCOMF1T	Bloomberg Commodity Index 1-Month Forward Total Return	GSCI	Goldman Sachs Commodity Index
BCOMGC	Bloomberg Gold Sub-Index	JETNWECO	NWE CIF Jet Fuel Crack Spread
BCOMLC3T	Bloomberg Live Cattle 3-Month Forward	JMABNICP	JPMorgan Nic P Custom Index
BCOMLC5	Bloomber Live Cattle Sub-Index 5-Month Forward	LLSBRT 1H15	1st Half 2015 LLS-Brent Spread Calendar Swap
BCOMLH3	Bloomberg Lean Hogs Sub-Index 3-Month Forward	LLSBRT 2H15	2nd Half 2015 LLS-Brent Spread Calendar Swap
BCOMLH5	Bloomberg Lean Hogs Sub-Index 5-Month Forward	LLSBRT CAL15	2015 LLS-Brent Spread Calendar Swap
BCOMTR	Bloomberg Commodity Index Total Return	PLTMLNPM	London Platinum & Palladium Market PM Fix
CDX.IG	Credit Derivatives Index - Investment Grade	SPGCENP	S&P GSCI Energy Official Close Index ER
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SPGCICP	S&P Goldman Sachs Commodity Copper Excess Return Index
DTDBRTCO	Dated Brent Crack Calendar Swap	UKRPI	United Kingdom Retail Price Index
EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index	ULSD	Ultra-Low Sulfur Diesel
GOLDLNPM	London Gold Market Fixing Ltd. PM

ANNUAL REPORT	MARCH 31, 2015	83

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	oz.	Ounce
CDO	Collateralized Debt Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
LIBOR	London Interbank Offered Rate	WTI	West Texas Intermediate
MSCI	Morgan Stanley Capital International	YOY	Year-Over-Year

84	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
CommodityRealReturn Strategy Fund®	3.11%	3.11%	$0	$0

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	MARCH 31, 2015	85

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[2]
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.
[1]	Trustees serve until their successors are duly elected and qualified.
[2]	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

86	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

ANNUAL REPORT	MARCH 31, 2015	87

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

88	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

ANNUAL REPORT	MARCH 31, 2015	89

Privacy Policy1 (Cont.)

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

90	PIMCO COMMODITYREALRETURN STRATEGY FUND®

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3012AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

PIMCO Income Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start

2	PIMCO INCOME FUND

of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures,

ANNUAL REPORT	MARCH 31, 2015	3

Chairman’s Letter (Cont.)

which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could further reduce the net assets of the Fund.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the value of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2015	5

Important Information About the PIMCO Income Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the United States and/or other countries. Such sanctions—which may impact companies in many sectors, including energy, financial services and defense, among others—may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause the Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the initial investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company,

6	PIMCO INCOME FUND

and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of the Fund and its share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	03/30/07	03/30/07	03/30/07	03/30/07	03/30/07

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares (if applicable), performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Income Fund

Cumulative Returns Through March 31, 2015

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	5.98%	11.21%	9.88%
PIMCO Income Fund Class P	5.89%	11.12%	9.78%
PIMCO Income Fund Administrative Class	5.74%	10.97%	9.62%
PIMCO Income Fund Class D	5.67%	10.92%	9.57%
PIMCO Income Fund Class A	5.58%	10.79%	9.43%
PIMCO Income Fund Class A (adjusted)	1.59%	9.94%	8.91%
PIMCO Income Fund Class C	4.87%	10.08%	8.66%
PIMCO Income Fund Class C (adjusted)	3.87%	10.08%	8.66%
PIMCO Income Fund Class R	5.34%	10.55%	9.17%
Barclays U.S. Aggregate Index	5.72%	4.41%	5.05%
Lipper Multi-Sector Income Funds Average	2.35%	5.52%	5.38%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.45% for Institutional Class shares, 0.55% for Class P shares, 0.70% for Administrative Class shares, 0.79% for Class D shares, 0.85% for Class A shares, 1.60% for Class C shares, and 1.10% for Class R shares.

8	PIMCO INCOME FUND

Institutional Class - PIMIX	Class P - PONPX	Administrative Class - PIINX	Class D - PONDX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown†

Mortgage-Backed Securities	23.2%
Short-Term Instruments‡	20.5%
Corporate Bonds & Notes	19.5%
Asset-Backed Securities	17.2%
Bank Loan Obligations	6.9%
Sovereign Issues	5.2%
Other	7.5%

†	% of Investments, at value as of 03/31/15
‡	Includes Central Funds used for Cash Management Purposes

Portfolio Insights

»

The PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

»	An allocation to high yield credit benefited performance as the sector generally posted positive total returns during the reporting period.
»	Exposure to Australian duration (or sensitivity to changes in market interest rates) benefited performance as Australian interest rates declined during the reporting period.

»	Short exposure to the Japanese yen and to the euro added to performance as these currencies depreciated versus the U.S. dollar during the reporting period.

»	An allocation to non-Agency securities benefited performance as these securities generally posted positive total returns during the reporting period.

»	An underweight to duration detracted from performance relative to the Fund’s benchmark index as interest rates declined during the reporting period.

»	Exposure to Russian corporate and quasi-sovereign corporates detracted from performance as this sector posted negative returns during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	9

Expense Example PIMCO Income Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,018.50	$2.26	$1,000.00	$1,022.69	$2.27	0.45%
Class P	1,000.00	1,018.00	2.77	1,000.00	1,022.19	2.77	0.55
Administrative Class	1,000.00	1,017.20	3.52	1,000.00	1,021.44	3.53	0.70
Class D	1,000.00	1,016.70	3.97	1,000.00	1,020.99	3.98	0.79
Class A	1,000.00	1,016.40	4.27	1,000.00	1,020.69	4.28	0.85
Class C	1,000.00	1,012.60	8.03	1,000.00	1,016.95	8.05	1.60
Class R	1,000.00	1,015.10	5.53	1,000.00	1,019.45	5.54	1.10

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

10	PIMCO INCOME FUND

Benchmark Descriptions

Index	Description

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	11

Benchmark Descriptions (Cont.)

Index	Description

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

12	PIMCO INCOME FUND

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ANNUAL REPORT	MARCH 31, 2015	13

Financial Highlights PIMCO Income Fund

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain	Net Increase from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Institutional Class
03/31/2015	$12.47	$0.54	$0.19	$0.73	$(0.77)	$(0.03)
03/31/2014	12.54	0.56	0.06	0.62	(0.67)	(0.02)
03/31/2013	11.26	0.60	1.51	2.11	(0.76)	(0.07)
03/31/2012	11.32	0.76	0.07	0.83	(0.80)	(0.09)
03/31/2011	10.21	0.79	1.09	1.88	(0.69)	(0.08)
Class P
03/31/2015	12.47	0.52	0.20	0.72	(0.76)	(0.03)
03/31/2014	12.54	0.54	0.07	0.61	(0.66)	(0.02)
03/31/2013	11.26	0.58	1.52	2.10	(0.75)	(0.07)
03/31/2012	11.32	0.74	0.08	0.82	(0.79)	(0.09)
03/31/2011	10.21	0.77	1.10	1.87	(0.68)	(0.08)
Administrative Class
03/31/2015	12.47	0.50	0.20	0.70	(0.74)	(0.03)
03/31/2014	12.54	0.53	0.06	0.59	(0.64)	(0.02)
03/31/2013	11.26	0.54	1.54	2.08	(0.73)	(0.07)
03/31/2012	11.32	0.74	0.06	0.80	(0.77)	(0.09)
03/31/2011	10.21	0.73	1.12	1.85	(0.66)	(0.08)
Class D
03/31/2015	12.47	0.49	0.21	0.70	(0.74)	(0.03)
03/31/2014	12.54	0.51	0.08	0.59	(0.64)	(0.02)
03/31/2013	11.26	0.56	1.52	2.08	(0.73)	(0.07)
03/31/2012	11.32	0.73	0.07	0.80	(0.77)	(0.09)
03/31/2011	10.21	0.76	1.09	1.85	(0.66)	(0.08)
Class A
03/31/2015	12.47	0.48	0.20	0.68	(0.72)	(0.03)
03/31/2014	12.54	0.51	0.06	0.57	(0.62)	(0.02)
03/31/2013	11.26	0.54	1.52	2.06	(0.71)	(0.07)
03/31/2012	11.32	0.71	0.07	0.78	(0.75)	(0.09)
03/31/2011	10.21	0.73	1.10	1.83	(0.64)	(0.08)

Please see footnotes on page 16.

14	PIMCO INCOME FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.80)	$12.40	5.98%	$17,154,519	0.45%		0.45%		0.45%		0.45%		4.26%	164%
(0.69)	12.47	5.08	14,860,145	0.45		0.45		0.45		0.45		4.49	251
(0.83)	12.54	19.27	12,784,174	0.47		0.48		0.44		0.45		4.95	226
(0.89)	11.26	7.71	4,840,829	0.56		0.61		0.40		0.45		6.82	311
(0.77)	11.32	18.91	3,383,093	0.51		0.56		0.40		0.45		7.08	181

(0.79)	12.40	5.89	8,305,727	0.55		0.55		0.55		0.55		4.12	164
(0.68)	12.47	5.00	4,296,314	0.55		0.55		0.55		0.55		4.40	251
(0.82)	12.54	19.17	2,506,400	0.57		0.58		0.54		0.55		4.76	226
(0.88)	11.26	7.62	453,077	0.66		0.71		0.50		0.55		6.66	311
(0.76)	11.32	18.81	62,296	0.61		0.66		0.50		0.55		6.96	181

(0.77)	12.40	5.74	213,959	0.70		0.70		0.70		0.70		3.97	164
(0.66)	12.47	4.87	141,218	0.70		0.70		0.70		0.70		4.32	251
(0.80)	12.54	19.02	26,705	0.72		0.73		0.69		0.70		4.45	226
(0.86)	11.26	7.47	1,780	0.81		0.86		0.65		0.70		6.58	311
(0.74)	11.32	18.64	588	0.76		0.81		0.65		0.70		6.66	181

(0.77)	12.40	5.67	7,352,218	0.79		0.79		0.79		0.79		3.91	164
(0.66)	12.47	4.83	5,275,821	0.77	(b)	0.77	(b)	0.77	(b)	0.77	(b)	4.16	251
(0.80)	12.54	18.97	4,489,774	0.77		0.78		0.74		0.75		4.58	226
(0.86)	11.26	7.43	1,044,204	0.86		0.91		0.70		0.75		6.50	311
(0.74)	11.32	18.59	497,208	0.81		0.86		0.70		0.75		6.80	181

(0.75)	12.40	5.58	5,509,496	0.85		0.85		0.85		0.85		3.86	164
(0.64)	12.47	4.70	4,659,829	0.85		0.85		0.85		0.85		4.11	251
(0.78)	12.54	18.83	4,016,302	0.87		0.88		0.84		0.85		4.47	226
(0.84)	11.26	7.29	918,965	0.96	(c)	1.01	(c)	0.80	(c)	0.85	(c)	6.36	311
(0.72)	11.32	18.44	357,176	0.96		1.01		0.85		0.90		6.58	181

Please see footnotes on page 16.

ANNUAL REPORT	MARCH 31, 2015	15

Financial Highlights PIMCO Income Fund (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain	Net Increase from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class C
03/31/2015	$12.47	$0.39	$0.21	$0.60	$(0.64)	$(0.03)
03/31/2014	12.54	0.42	0.08	0.50	(0.55)	(0.02)
03/31/2013	11.26	0.45	1.54	1.99	(0.64)	(0.07)
03/31/2012	11.32	0.63	0.08	0.71	(0.68)	(0.09)
03/31/2011	10.21	0.64	1.12	1.76	(0.57)	(0.08)
Class R
03/31/2015	12.47	0.45	0.21	0.66	(0.70)	(0.03)
03/31/2014	12.54	0.48	0.07	0.55	(0.60)	(0.02)
03/31/2013	11.26	0.51	1.53	2.04	(0.69)	(0.07)
03/31/2012	11.32	0.68	0.08	0.76	(0.73)	(0.09)
03/31/2011	10.21	0.70	1.11	1.81	(0.62)	(0.08)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective October 1, 2013, the Class’s supervisory and administrative fee was increased by 0.04% to an annual rate of 0.29%.
(c)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO INCOME FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.67)	$12.40	4.87%	$5,081,593	1.60%		1.60%		1.60%		1.60%		3.10%	164%
(0.57)	12.47	4.08	3,754,059	1.60		1.60		1.60		1.60		3.36	251
(0.71)	12.54	18.10	2,712,135	1.62		1.63		1.59		1.60		3.71	226
(0.77)	11.26	6.58	603,788	1.71	(c)	1.76	(c)	1.55	(c)	1.60	(c)	5.61	311
(0.65)	11.32	17.64	184,154	1.71		1.76		1.60		1.65		5.81	181

(0.73)	12.40	5.34	106,551	1.10		1.10		1.10		1.10		3.58	164
(0.62)	12.47	4.49	64,662	1.10		1.10		1.10		1.10		3.90	251
(0.76)	12.54	18.58	35,624	1.12		1.13		1.09		1.10		4.20	226
(0.82)	11.26	7.05	4,225	1.21	(c)	1.26	(c)	1.05	(c)	1.10	(c)	6.11	311
(0.70)	11.32	18.17	754	1.21		1.26		1.10		1.15		6.31	181

ANNUAL REPORT	MARCH 31, 2015	17

Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities	$35,927,097
Investments in Affiliates	8,175,066
Financial Derivative Instruments
Exchange-traded or centrally cleared	40,441
Over the counter	672,510
Cash	12,793
Deposits with counterparty	24,606
Foreign currency, at value	72,838
Receivable for investments sold	340,224
Receivable for Fund shares sold	88,902
Interest and dividends receivable	224,233
Dividends receivable from Affiliates	2,072
Other assets	10
45,580,792
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$75,025
Payable for short sales	104,052
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,306
Over the counter	605,383
Payable for investments purchased	462,051
Payable for investments in Affiliates purchased	2,072
Deposits from counterparty	408,204
Payable for Fund shares redeemed	145,942
Dividends payable	19,312
Accrued investment advisory fees	8,812
Accrued supervisory and administrative fees	9,552
Accrued distribution fees	4,638
Accrued servicing fees	2,166
Other liabilities	214
1,856,729
Net Assets	$43,724,063
Net Assets Consist of:
Paid in capital	$42,601,836
Undistributed net investment income	667,202
Accumulated undistributed net realized (loss)	(660,168)
Net unrealized appreciation	1,115,193
$43,724,063
Cost of Investments in securities	$35,807,292
Cost of Investments in Affiliates	$8,195,233
Cost of Foreign Currency Held	$73,572
Proceeds Received on Short Sales	$103,728
Cost or Premiums of Financial Derivative Instruments, net	$(689,610)

18	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

Net Assets:
Institutional Class	$17,154,519
Class P	8,305,727
Administrative Class	213,959
Class D	7,352,218
Class A	5,509,496
Class C	5,081,593
Class R	106,551
Shares Issued and Outstanding:
Institutional Class	1,383,831
Class P	670,007
Administrative Class	17,260
Class D	593,089
Class A	444,441
Class C	409,919
Class R	8,595
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$12.40
Class P	12.40
Administrative Class	12.40
Class D	12.40
Class A	12.40
Class C	12.40
Class R	12.40

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2015	19

Statement of Operations PIMCO Income Fund

Year Ended March 31, 2015
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$1,768,574
Dividends	3,203
Dividends from Investments in Affiliates	41,048
Total Income	1,812,825

Expenses:
Investment advisory fees	96,281
Supervisory and administrative fees	103,554
Distribution and/or servicing fees - Administrative Class	452
Distribution and/or servicing fees - Class D	16,220
Distribution fees - Class C	33,256
Distribution fees - Class R	205
Servicing fees - Class A	12,571
Servicing fees - Class C	11,085
Servicing fees - Class R	205
Trustee fees	125
Interest expense	207
Miscellaneous expense	180
Total Expenses	274,341

Net Investment Income	1,538,484

Net Realized Gain (Loss):
Investments in securities	76,442
Investments in Affiliates	(8,812)
Exchange-traded or centrally cleared financial derivative instruments	(216,570)
Over the counter financial derivative instruments	1,278,750
Foreign currency	14,019
Net Realized Gain	1,143,829

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,453,470)
Investments in Affiliates	(20,169)
Exchange-traded or centrally cleared financial derivative instruments	280,163
Over the counter financial derivative instruments	584,552
Foreign currency assets and liabilities	(1,960)
Net Change in Unrealized (Depreciation)	(610,884)
Net Gain	532,945

Net Increase in Net Assets Resulting from Operations	$2,071,429

* Foreign tax withholdings	$3

20	PIMCO INCOME FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase in Net Assets from:

Operations:
Net investment income	$1,538,484	$1,236,624
Net realized gain	1,143,829	60,234
Net change in unrealized appreciation (depreciation)	(610,884)	61,357
Net increase in net assets resulting from operations	2,071,429	1,358,215

Distributions to Shareholders:
From net investment income
Institutional Class	(978,395)	(723,592)
Class P	(396,277)	(157,584)
Administrative Class	(10,994)	(7,074)
Class D	(384,905)	(239,937)
Class A	(291,980)	(232,984)
Class C	(228,539)	(145,831)
Class R	(4,613)	(2,334)
From net realized capital gains
Institutional Class	(36,316)	(19,452)
Class P	(16,773)	(4,238)
Administrative Class	(483)	(200)
Class D	(16,010)	(6,741)
Class A	(11,714)	(6,891)
Class C	(10,793)	(4,869)
Class R	(200)	(75)

Total Distributions	(2,387,992)	(1,551,802)

Fund Share Transactions:
Net increase resulting from Fund share transactions**	10,988,578	6,674,521

Total Increase in Net Assets	10,672,015	6,480,934

Net Assets:
Beginning of year	33,052,048	26,571,114
End of year*	$43,724,063	$33,052,048

* Including undistributed (overdistributed) net investment income of:	$667,202	$(279,085)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
**	See Note 12 in the Notes to Financial Statements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	21

Schedule of Investments PIMCO Income Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 82.2%

BANK LOAN OBLIGATIONS 6.9%
Albertson’s Holdings LLC
4.500% - 5.500% due 08/25/2021	$85,692	$86,501
5.000% due 08/25/2019	35,081	35,347
5.375% due 03/21/2019	3,530	3,556
AWAS Aviation Capital Ltd.
4.870% due 09/29/2021 (h)	42,935	43,526
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018	2,706	2,713
Biomet, Inc.
3.674% due 07/25/2017	18,706	18,705
BMC Software Finance, Inc.
5.000% due 09/10/2020	18,458	18,102
Burger King Worldwide, Inc.
4.500% due 12/12/2021	49,646	50,200
Charter Communications Operating LLC
3.000% due 07/01/2020	3,990	3,981
4.250% due 09/12/2021	36,378	36,716
Chrysler Group LLC
3.250% due 12/31/2018	16,957	16,953
Clear Channel Communications, Inc.
6.928% due 01/30/2019	185,540	176,912
Community Health Systems, Inc.
2.511% due 01/22/2019	9,834	9,650
Crosby U.S. Acquisition Corp.
3.750% due 11/23/2020	3,027	2,808
CSC Holdings, Inc.
2.678% due 04/17/2020	23,125	23,049
Davita Healthcare Partners, Inc.
3.500% due 06/24/2021	25,676	25,770
Dell, Inc.
3.750% due 10/29/2018	61,455	61,676
Delos Finance SARL
3.500% due 03/06/2021	18,400	18,451
Energy Future Intermediate Holding Co. LLC
4.250% due 06/19/2016	1,061,726	1,067,478
Expro Finservice SARL
5.750% due 09/02/2021	13,035	11,177
First Data Corp.
3.674% due 03/24/2017	10,164	10,172
FMG Resources Pty. Ltd.
3.750% due 06/30/2019	23,961	21,728
H.J. Heinz Co.
3.000% due 06/07/2019	54,843	54,979
3.250% due 06/05/2020	84,394	84,557
HCA, Inc.
2.678% due 05/02/2016	9,600	9,601

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.928% due 03/31/2017		$14,028	$14,050
3.025% due 05/01/2018		19,098	19,130
HD Supply, Inc.
4.000% due 06/28/2018		16,590	16,639
Hertz Corp.
3.500% due 03/11/2018		5,280	5,269
Hilton Worldwide Finance LLC
3.500% due 10/26/2020		149,394	149,754
Indiana Toll Road Concession Co. LLC
TBD% due 06/26/2015 ^		396,695	372,149
Intelsat Jackson Holdings S.A.
3.750% due 06/30/2019		67,125	66,949
La Quinta Intermediate Holdings LLC
4.000% due 04/14/2021		12,694	12,751
MGM Resorts International
2.928% due 12/20/2017		96,870	96,749
3.500% due 12/20/2019		28,445	28,395
NGPL PipeCo LLC
6.750% due 09/15/2017		1,355	1,299
NRG Energy, Inc.
2.750% due 07/02/2018		19,212	19,150
Numericable U.S. LLC
4.500% due 05/21/2020		40,437	40,608
OGX
TBD% - 10.000% due 04/10/2015		6,836	5,298
Rise Ltd.
4.750% due 01/31/2021 (h)		4,394	4,453
Sabine Oil & Gas LLC
8.750% due 12/31/2018		9,000	4,365
Seadrill Partners Finco LLC
4.000% due 02/21/2021		16,759	13,361
Sequa Corp.
5.250% due 06/19/2017		6,921	6,474
Spectrum Brands, Inc.
5.000% - 6.000% due 12/17/2019	CAD	8,741	6,867
Stockbridge SBE Holdings LLC
13.000% due 05/02/2017		$7,300	6,734
Sun Products Corp.
5.500% due 03/23/2020		12,081	11,685
Texas Competitive Electric Holdings Co. LLC
3.750% due 05/05/2016		11,908	11,984
Univision Communications, Inc.
4.000% due 03/01/2020		163,953	163,874
Valeant Pharmaceuticals International, Inc.
3.500% due 02/13/2019		8,528	8,534
3.500% - 3.750% due 12/11/2019		2,132	2,133
Virgin Media Bristol LLC
3.500% due 06/07/2020		1,795	1,795

22	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Weight Watchers International, Inc.
4.000% due 04/02/2020		$33,933	$18,271
Westmoreland Coal Co.
7.500% due 12/16/2020		22,943	22,971

Total Bank Loan Obligations (Cost $2,996,209)			3,025,999

CORPORATE BONDS & NOTES 19.7%

BANKING & FINANCE 10.0%
Abbey National Treasury Services PLC
4.000% due 04/27/2016		10,000	10,314
AGFC Capital Trust
6.000% due 01/15/2067		70,600	53,303
Alexandria Real Estate Equities, Inc.
4.600% due 04/01/2022		13,000	13,757
Ally Financial, Inc.
2.750% due 01/30/2017		28,490	28,456
2.937% due 07/18/2016		4,150	4,161
3.125% due 01/15/2016		3,600	3,618
3.250% due 09/29/2017		15,500	15,432
3.500% due 07/18/2016		52,740	53,531
4.625% due 06/26/2015		51,630	51,953
4.750% due 09/10/2018		28,385	29,272
5.500% due 02/15/2017		104,500	108,941
6.250% due 12/01/2017		36,750	39,231
American International Group, Inc.
8.625% due 05/22/2068	GBP	500	879
ARC Properties Operating Partnership LP
3.000% due 02/06/2019		$1,000	974
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (g)		6,600	7,194
Banco do Brasil S.A.
3.875% due 10/10/2022		10,800	10,001
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (g)	EUR	1,900	2,383
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$14,500	14,718
4.500% due 04/06/2015		4,500	4,500
Banco Santander S.A.
6.250% due 09/11/2021 (g)	EUR	55,500	60,087
Banco Votorantim S.A.
5.250% due 02/11/2016		$10,000	10,100
Bank of America Corp.
3.958% due 10/21/2025	MXN	118,000	8,123
6.400% due 08/28/2017		$2,800	3,105
Barclays Bank PLC
2.010% due 12/21/2020	MXN	132,500	8,469
7.625% due 11/21/2022		$49,600	58,156
7.750% due 04/10/2023		3,600	3,996

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
14.000% due 06/15/2019 (g)	GBP	5,800	$11,597
Barclays PLC
6.500% due 09/15/2019 (g)	EUR	14,091	15,674
6.625% due 09/15/2019 (g)		$2,000	1,987
8.000% due 12/15/2020 (g)	EUR	21,600	25,928
8.250% due 12/15/2018 (g)		$5,000	5,367
BGC Partners, Inc.
5.375% due 12/09/2019		27,740	28,364
Blackstone CQP Holdco LP
9.296% due 03/18/2019		247,216	255,607
BPCE S.A.
12.500% due 09/30/2019 (g)		33,500	45,539
Caixa Economica Federal
4.250% due 05/13/2019		18,680	18,017
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018		12,009	12,609
Cantor Fitzgerald LP
6.375% due 06/26/2015		11,500	11,631
7.875% due 10/15/2019		10,906	11,916
Cedulas Fondo de Titulizacion de Activos
0.133% due 04/08/2016	EUR	5,000	5,360
4.250% due 03/28/2027		1,300	1,868
4.250% due 04/10/2031		120,300	178,656
CIT Group, Inc.
4.250% due 08/15/2017		$91,440	93,040
5.000% due 05/15/2017		50,480	52,042
5.250% due 03/15/2018		5,322	5,522
6.625% due 04/01/2018		3,300	3,548
Co-operative Group Holdings Ltd.
6.875% due 07/08/2020	GBP	6,598	10,560
Columbia Property Trust Operating Partnership LP
5.875% due 04/01/2018		$3,000	3,300
Corp. Andina de Fomento
3.950% due 10/15/2021 (f)	MXN	52,872	3,391
Credit Agricole S.A.
6.500% due 06/23/2021 (g)	EUR	17,400	19,738
6.625% due 09/23/2019 (g)		$13,000	13,055
7.500% due 06/23/2026 (g)	GBP	8,100	12,346
7.875% due 01/23/2024 (g)		$18,100	19,206
Credit Suisse AG
6.500% due 08/08/2023		2,700	3,090
Deutsche Annington Finance BV
3.200% due 10/02/2017		7,800	8,032
Eksportfinans ASA
0.720% due 07/28/2016	JPY	200,000	1,634
0.890% due 06/16/2015		100,000	835
2.000% due 09/15/2015		$27,224	27,303
2.375% due 05/25/2016		24,350	24,498
5.500% due 05/25/2016		4,400	4,578
5.500% due 06/26/2017		1,200	1,281
General Motors Financial Co., Inc.
2.750% due 05/15/2016		17,659	17,889

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	23

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GMAC International Finance BV
7.500% due 04/21/2015	EUR	6,150	$6,637
Goodman Funding Pty. Ltd.
6.375% due 04/15/2021		$4,000	4,704
HBOS PLC
5.374% due 06/30/2021	EUR	20,800	25,782
6.750% due 05/21/2018		$19,500	21,863
Hospitality Properties Trust
5.000% due 08/15/2022		11,895	12,679
6.300% due 06/15/2016		10,000	10,330
HSBC Holdings PLC
6.375% due 09/17/2024 (g)		38,000	38,855
6.375% due 03/30/2025 (g)		13,100	13,428
International Lease Finance Corp.
4.875% due 04/01/2015		9,000	9,000
5.750% due 05/15/2016		16,600	17,276
6.750% due 09/01/2016		8,600	9,159
7.125% due 09/01/2018		38,400	43,200
8.625% due 09/15/2015		22,100	22,763
8.750% due 03/15/2017		3,600	3,987
Itau Unibanco Holding S.A.
5.125% due 05/13/2023		30,000	29,316
5.500% due 08/06/2022		58,000	58,145
Jefferies Finance LLC
6.875% due 04/15/2022		3,900	3,647
7.375% due 04/01/2020		4,700	4,583
7.500% due 04/15/2021		4,500	4,359
Jefferies Group LLC
6.500% due 01/20/2043		42,700	42,626
KBC Bank NV
8.000% due 01/25/2023		13,400	15,092
Kilroy Realty LP
4.800% due 07/15/2018		11,000	11,845
5.000% due 11/03/2015		22,000	22,476
LBG Capital PLC
7.588% due 05/12/2020	GBP	12,734	19,692
7.625% due 12/09/2019		2,000	3,031
7.625% due 10/14/2020	EUR	500	590
7.867% due 12/17/2019	GBP	2,000	3,005
7.869% due 08/25/2020		10,300	15,518
7.975% due 09/15/2024		1,700	2,566
9.000% due 12/15/2019		449	679
9.125% due 07/15/2020		651	988
9.875% due 02/10/2023		100	153
15.000% due 12/21/2019	EUR	4,802	7,740
15.000% due 12/21/2019	GBP	9,300	19,491
Lloyds Banking Group PLC
7.625% due 06/27/2023 (g)		42,135	66,769
7.875% due 06/27/2029 (g)		200	319
Navient Corp.
5.000% due 04/15/2015		$6,454	6,462
5.000% due 12/15/2015 (h)	HKD	1,000	131
6.000% due 01/25/2017		$9,400	9,911

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.250% due 01/25/2016		$21,004	$21,660
8.450% due 06/15/2018		23,270	25,888
8.780% due 09/15/2016	MXN	9,100	601
NBG Finance PLC
4.375% due 04/30/2019	EUR	2,150	1,479
Novo Banco S.A.
2.625% due 05/08/2017		20,300	21,227
4.000% due 01/21/2019		6,600	7,203
4.750% due 01/15/2018		6,700	7,351
5.000% due 04/04/2019		14,447	16,078
5.000% due 04/23/2019		24,102	26,790
5.000% due 05/14/2019		11,024	12,246
5.000% due 05/21/2019		25,023	27,827
5.000% due 05/23/2019		7,644	8,488
5.875% due 11/09/2015		19,600	21,270
7.000% due 03/04/2016		1,990	2,196
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		$56,825	58,814
7.250% due 12/15/2021		42,627	44,332
Oppenheimer Holdings, Inc.
8.750% due 04/15/2018		872	919
Piper Jaffray Cos.
4.775% due 11/30/2015		15,000	15,064
PITCH1
5.125% due 07/20/2022	EUR	1,000	1,416
Preferred Term Securities Ltd.
0.571% due 03/22/2037		$76,714	57,586
0.611% due 09/22/2036		76,284	56,463
0.671% due 03/22/2038		77,146	56,051
0.771% due 03/23/2035		20,522	15,391
1.171% due 03/22/2038		37,063	28,538
Prudential Covered Trust
2.997% due 09/30/2015		6,563	6,628
Qatari Diar Finance Co.
5.000% due 07/21/2020		10,000	11,273
Rabobank Group
6.875% due 03/19/2020	EUR	46,950	61,860
8.375% due 07/26/2016 (g)		$41,178	44,010
8.400% due 06/29/2017 (g)		20,920	23,225
RCI Banque S.A.
4.600% due 04/12/2016		4,430	4,581
Rio Oil Finance Trust
6.250% due 07/06/2024		8,200	7,495
6.750% due 01/06/2027		31,850	28,729
Royal Bank of Scotland PLC
9.500% due 03/16/2022		2,400	2,712
10.500% due 03/16/2022	EUR	1,100	1,390
13.125% due 03/19/2022	AUD	2,692	2,390
Russian Agricultural Bank OJSC Via RSHB Capital S.A.
5.298% due 12/27/2017		$41,500	39,321
Sberbank of Russia Via SB Capital S.A.
3.352% due 11/15/2019	EUR	48,700	46,877
4.950% due 02/07/2017		$88,800	86,876

24	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.180% due 06/28/2019		$36,700	$34,087
5.400% due 03/24/2017		4,500	4,410
5.717% due 06/16/2021		94,700	86,840
6.125% due 02/07/2022		258,085	241,624
SL Green Realty Corp.
4.500% due 12/01/2022		31,500	33,006
7.750% due 03/15/2020		21,995	26,727
SLM Student Loan Trust
0.577% due 12/15/2033	EUR	1,944	2,011
Springleaf Finance Corp.
5.400% due 12/01/2015		$48,790	49,710
5.750% due 09/15/2016		1,000	1,040
6.500% due 09/15/2017		21,572	22,812
6.900% due 12/15/2017		360,384	384,710
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	5,247	8,455
TIG FINCO PLC
8.205% due 03/02/2020 (b)		1,655	2,357
Toll Road Investors Partnership LP
0.000% due 02/15/2045		$136,983	28,095
Towergate Finance PLC
6.063% due 02/15/2018 ^	GBP	8,500	12,357
8.500% due 02/15/2018 ^		5,200	7,559
Trafford Centre Finance Ltd.
0.854% due 07/28/2038		6,550	8,870
UBS AG
4.750% due 05/22/2023		$2,700	2,799
4.750% due 02/12/2026	EUR	1,900	2,278
5.125% due 05/15/2024		$45,200	47,090
7.250% due 02/22/2022		13,000	14,019
7.625% due 08/17/2022		64,765	78,666
UniCredit SpA
8.000% due 06/03/2024 (g)(i)		3,100	3,209
Virgin Media Secured Finance PLC
6.000% due 04/15/2021	GBP	2,850	4,453
Vnesheconombank Via VEB Finance PLC
3.035% due 02/21/2018 (i)	EUR	11,300	10,991
5.375% due 02/13/2017		$26,100	25,317
5.450% due 11/22/2017		27,600	26,675
5.942% due 11/21/2023		21,400	17,602
6.025% due 07/05/2022		60,457	51,540
6.902% due 07/09/2020		82,480	76,294
Western Union Co.
2.375% due 12/10/2015		3,100	3,127

			4,369,434

INDUSTRIALS 4.9%
Aeropuertos Dominicanos Siglo S.A.
9.750% due 11/13/2019		12,714	12,301
Air Medical Group Holdings, Inc.
9.250% due 11/01/2018		400	422
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018		14,340	14,286

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Alliance Data Systems Corp.
5.250% due 12/01/2017		$8,810	$9,162
Altice S.A.
7.250% due 05/15/2022 (i)	EUR	5,400	6,072
American Airlines Pass-Through Trust
5.250% due 07/31/2022		$1,807	1,961
Ardagh Packaging Finance PLC
3.271% due 12/15/2019		47,300	46,354
Armored Autogroup, Inc.
9.250% due 11/01/2018		511	526
Aviation Capital Group Corp.
3.875% due 09/27/2016		10,857	11,091
AWAS Aviation Capital Ltd.
7.000% due 10/17/2016		616	631
Berau Coal Energy Tbk PT
7.250% due 03/13/2017		32,400	21,383
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (c)		22,250	18,467
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(i)		148,688	111,516
9.000% due 02/15/2020 ^		178,584	133,045
11.250% due 06/01/2017 ^		36,934	26,962
California Resources Corp.
5.000% due 01/15/2020		37,215	33,773
5.500% due 09/15/2021		38,154	34,196
Cemex S.A.B. de C.V.
5.273% due 09/30/2015		13,000	13,096
Centex LLC
6.500% due 05/01/2016		8,500	8,925
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		1,325	1,388
5.500% due 04/29/2022		1,359	1,444
7.250% due 05/10/2021		6,972	8,070
7.707% due 10/02/2022		3,672	4,095
7.875% due 01/02/2020		1,884	1,990
CVS Pass-Through Trust
4.163% due 08/11/2036		7,279	7,665
5.773% due 01/10/2033		6,256	7,372
5.880% due 01/10/2028		1,634	1,888
7.507% due 01/10/2032		4,432	5,768
D.R. Horton, Inc.
5.625% due 01/15/2016		12,500	12,859
6.500% due 04/15/2016		14,000	14,805
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021		6,097	7,042
DISH DBS Corp.
7.125% due 02/01/2016		13,875	14,447
7.750% due 05/31/2015		11,436	11,529
Endo Finance LLC
6.000% due 02/01/2025		5,166	5,321
Enterprise Inns PLC
6.500% due 12/06/2018	GBP	15,418	24,351

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	25

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 02/15/2021	GBP	5,000	$7,711
6.875% due 05/09/2025		15,750	23,927
FBG Finance Pty. Ltd.
5.125% due 06/15/2015		$2,000	2,017
FCA US LLC
8.000% due 06/15/2019		15,400	16,228
8.250% due 06/15/2021		2,000	2,228
Greene King Finance PLC
5.702% due 12/15/2034	GBP	427	607
Gulfport Energy Corp.
7.750% due 11/01/2020		$5,200	5,356
HCA, Inc.
3.750% due 03/15/2019		39,602	40,233
4.750% due 05/01/2023		12,500	13,000
5.875% due 03/15/2022		2,900	3,212
6.500% due 02/15/2016		2,800	2,909
7.190% due 11/15/2015		900	933
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	66,300	49,902
5.014% due 12/27/2017		3,400	2,486
iHeartCommunications, Inc.
9.000% due 03/01/2021		$48,177	46,310
9.000% due 09/15/2022		156,600	150,336
Ineos Finance PLC
7.250% due 02/15/2019	EUR	53,300	58,744
7.500% due 05/01/2020		$4,400	4,659
8.375% due 02/15/2019		58,900	62,696
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		18,780	17,231
Jaguar Holding Co.
9.500% due 12/01/2019		500	539
MGM Resorts International
6.625% due 07/15/2015		8,141	8,233
6.875% due 04/01/2016		1,400	1,463
7.500% due 06/01/2016		8,700	9,163
Mongolian Mining Corp.
8.875% due 03/29/2017		895	631
Novasep Holding S.A.S.
8.000% due 12/15/2016		389	363
Numericable SFR S.A.S.
4.875% due 05/15/2019		157,866	157,669
5.625% due 05/15/2024	EUR	5,100	5,800
6.000% due 05/15/2022		$10,600	10,772
6.250% due 05/15/2024		54,734	55,487
OGX Austria GmbH
8.375% due 04/01/2022 ^		39,820	211
8.500% due 06/01/2018 ^		136,860	753
Perstorp Holding AB
8.750% due 05/15/2017		45,750	47,466
9.000% due 05/15/2017 (i)	EUR	31,000	34,916
Pertamina Persero PT
6.450% due 05/30/2044		$17,151	18,480
Petroleos de Venezuela S.A.
5.250% due 04/12/2017		5,751	2,387

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 04/12/2027		$33,529	$10,476
6.000% due 11/15/2026		10,300	3,260
8.500% due 11/02/2017		3,834	2,540
Priory Group PLC
7.000% due 02/15/2018	GBP	5,908	9,128
QVC, Inc.
5.450% due 08/15/2034		$3,620	3,601
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		40,149	41,604
6.875% due 02/15/2021		4,500	4,759
7.875% due 08/15/2019		150	159
Rockies Express Pipeline LLC
3.900% due 04/15/2015		23,755	23,770
6.000% due 01/15/2019		19,761	21,070
6.875% due 04/15/2040		3,669	4,027
Russian Railways via RZD Capital PLC
3.374% due 05/20/2021	EUR	28,100	25,697
5.700% due 04/05/2022		$37,320	33,588
5.739% due 04/03/2017		59,400	59,697
7.487% due 03/25/2031	GBP	50,689	64,838
Sequa Corp.
7.000% due 12/15/2017		$7,965	6,412
Spanish Broadcasting System, Inc.
12.500% due 04/15/2017		22,529	23,486
Spirit Issuer PLC
3.270% due 12/28/2031	GBP	11,682	16,723
5.472% due 12/28/2034 (i)		19,813	29,675
6.582% due 12/28/2027		14,889	23,022
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		$9,500	9,893
Tenet Healthcare Corp.
4.375% due 10/01/2021		8,055	7,914
Times Square Hotel Trust
8.528% due 08/01/2026		1,832	2,389
Trinseo Materials Operating S.C.A.
8.750% due 02/01/2019		7,155	7,584
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,223	1,446
UAL Pass-Through Trust
9.750% due 07/15/2018		4,454	4,944
10.400% due 05/01/2018		23,449	25,589
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	2,348	3,511
6.542% due 03/30/2021		12,462	19,261
United Airlines Pass-Through Trust
4.000% due 10/11/2027		$5,100	5,381
Univision Communications, Inc.
5.125% due 02/15/2025		7,250	7,422
6.750% due 09/15/2022		29,728	31,995
7.875% due 11/01/2020		7,750	8,302
UPCB Finance Ltd.
6.375% due 07/01/2020	EUR	6,434	7,221

26	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC
7.748% due 02/02/2021		$4,900	$4,869
Virgin Australia Trust
5.000% due 04/23/2025		3,294	3,467
6.000% due 04/23/2022		759	785
VRX Escrow Corp.
4.500% due 05/15/2023	EUR	11,500	12,461
5.375% due 03/15/2020		$24,800	25,110
Westmoreland Coal Co.
8.750% due 01/01/2022		10,637	10,743
Wind Acquisition Finance S.A.
4.000% due 07/15/2020	EUR	4,100	4,453
Wyndham Worldwide Corp.
5.625% due 03/01/2021		$1,000	1,131
Wynn Las Vegas LLC
5.500% due 03/01/2025		40,455	41,163
XPO Logistics, Inc.
7.875% due 09/01/2019		1,993	2,115

			2,155,942

UTILITIES 4.8%
AK Transneft OJSC Via TransCapitalInvest Ltd.
8.700% due 08/07/2018		45,450	48,089
Dynegy Finance, Inc.
6.750% due 11/01/2019		39,000	40,414
7.375% due 11/01/2022		13,020	13,736
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		75,790	61,390
6.000% due 11/27/2023		246,180	213,561
Gazprom OAO Via Gaz Capital S.A.
4.300% due 11/12/2015		2,700	2,705
4.364% due 03/21/2025	EUR	1,700	1,757
4.950% due 05/23/2016		$20,800	21,047
4.950% due 02/06/2028		77,300	64,738
5.092% due 11/29/2015		50,620	50,873
5.875% due 06/01/2015	EUR	20,600	22,286
5.999% due 01/23/2021		$107,924	102,552
6.212% due 11/22/2016		20,000	20,571
6.510% due 03/07/2022		30,600	29,793
6.605% due 02/13/2018 (i)	EUR	10,150	11,468
7.288% due 08/16/2037		$80,399	78,959
8.146% due 04/11/2018		30,750	32,287
8.625% due 04/28/2034		165,724	178,021
9.250% due 04/23/2019		165,677	178,782
Illinois Power Generating Co.
6.300% due 04/01/2020		19,265	16,761
7.000% due 04/15/2018		18,925	17,600
7.950% due 06/01/2032 (i)		3,800	3,306
Korea Electric Power Corp.
3.000% due 10/05/2015		2,000	2,024
Midwest Generation LLC
8.560% due 01/02/2016		116	116

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Novatek OAO Via Novatek Finance Ltd.
4.422% due 12/13/2022		$30,300	$24,013
6.604% due 02/03/2021		4,650	4,370
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		20,825	18,066
Petrobras Global Finance BV
1.881% due 05/20/2016		30,197	28,615
2.000% due 05/20/2016		11,082	10,628
2.393% due 01/15/2019		25,416	22,080
2.631% due 03/17/2017		73,647	67,932
2.750% due 01/15/2018	EUR	20,200	19,630
3.000% due 01/15/2019		$24,938	21,592
3.151% due 03/17/2020		27,707	23,967
3.250% due 03/17/2017		42,354	39,177
3.250% due 04/01/2019	EUR	9,233	8,861
3.500% due 02/06/2017		$35,732	33,529
3.750% due 01/14/2021	EUR	1,800	1,713
3.875% due 01/27/2016		$15,187	14,935
4.250% due 10/02/2023	EUR	500	475
4.375% due 05/20/2023		$5,070	4,348
4.875% due 03/07/2018	EUR	200	205
4.875% due 03/17/2020		$41,184	37,086
5.375% due 01/27/2021		80,973	73,847
5.625% due 05/20/2043		2,760	2,249
5.750% due 01/20/2020		56,703	52,856
5.875% due 03/01/2018		14,205	13,637
5.875% due 03/07/2022	EUR	3,300	3,468
6.250% due 03/17/2024		$4,178	3,949
6.250% due 12/14/2026	GBP	4,500	5,788
6.625% due 01/16/2034		8,700	10,877
6.750% due 01/27/2041		$38,239	34,031
6.875% due 01/20/2040		14,507	13,253
7.250% due 03/17/2044 (i)		5,000	4,720
7.875% due 03/15/2019		97,382	99,670
Rosneft Finance S.A.
6.625% due 03/20/2017		10,100	10,150
7.250% due 02/02/2020		1,300	1,250
7.875% due 03/13/2018		5,200	5,278
Rosneft Oil Co. Via Rosneft International Finance Ltd.
3.149% due 03/06/2017		10,800	10,179
4.199% due 03/06/2022		24,400	19,367
Sierra Hamilton LLC
12.250% due 12/15/2018		15,300	11,857
Sprint Communications, Inc.
6.000% due 12/01/2016		2,235	2,338
Sprint Corp.
7.125% due 06/15/2024		38,396	37,820
7.875% due 09/15/2023		2,020	2,070
Tenaska Alabama Partners LP
7.000% due 06/30/2021		820	865
Tokyo Electric Power Co., Inc.
1.360% due 08/12/2015	JPY	230,000	1,919
1.590% due 12/28/2015		60,000	502
1.970% due 06/27/2016		50,000	421

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	27

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.060% due 08/31/2016	JPY	90,000	$759
2.080% due 05/31/2016 (h)		210,000	1,768
2.125% due 03/24/2017	CHF	3,000	3,107
4.100% due 05/29/2015	JPY	2,000,000	16,760
VimpelCom Holdings BV
5.950% due 02/13/2023		$43,000	37,410
Yellowstone Energy LP
5.750% due 12/31/2026		6,007	6,284

			2,082,507

Total Corporate Bonds & Notes (Cost $9,015,623)			8,607,883

CONVERTIBLE BONDS & NOTES 0.1%

BANKING & FINANCE 0.1%
SL Green Operating Partnership LP
3.000% due 10/15/2017		25,000	39,312

Total Convertible Bonds & Notes (Cost $24,927)			39,312

MUNICIPAL BONDS & NOTES 0.0%

CALIFORNIA 0.0%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		7,500	11,197
6.918% due 04/01/2040		7,000	9,844

Total Municipal Bonds & Notes (Cost $14,412)			21,041

U.S. GOVERNMENT AGENCIES 3.0%
Fannie Mae
0.236% due 12/25/2036		147	146
0.294% due 03/25/2034		43	43
0.324% due 08/25/2034		19	19
0.365% due 09/25/2031		2,438	2,257
0.524% due 03/25/2044		22	22
0.574% due 11/25/2021 - 08/25/2036		74	74
0.577% due 04/18/2028 - 09/18/2031		11	11
0.624% due 07/25/2021		6	6
0.794% due 02/25/2022 (a)		288,882	12,225
0.874% due 08/25/2022		4	4
0.960% due 11/01/2028		53	54
0.974% due 05/25/2022		4	4
0.980% due 09/25/2022 (a)		112,027	6,280
1.024% due 05/25/2018 - 10/25/2020		13	14
1.074% due 05/25/2021 - 10/25/2021		23	24
1.182% due 09/25/2018 (a)		185,910	5,608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.198% due 09/25/2022	$4	$4
1.328% due 10/01/2044	8	8
1.350% due 04/25/2023	5	5
1.374% due 01/25/2024	14	14
1.474% due 11/25/2021	18	19
1.521% due 10/01/2040	61	63
1.700% due 03/25/2022	8	8
1.750% due 09/25/2022 - 02/01/2034	1,322	1,401
1.800% due 01/25/2022	18	19
1.840% due 12/01/2035	21	21
1.885% due 12/01/2034	203	210
1.907% due 01/01/2018	2	2
1.914% due 01/01/2018	12	12
1.921% due 09/01/2017 - 03/01/2033	58	59
1.925% due 11/01/2033	64	68
1.930% due 04/01/2017	1	1
1.935% due 07/01/2018 - 08/01/2033	103	107
1.936% due 10/01/2017	5	5
1.942% due 11/01/2020	20	21
1.945% due 02/01/2032	41	42
1.949% due 03/01/2020	5	5
1.987% due 07/01/2032	241	250
2.000% due 08/01/2018	16	16
2.025% due 11/01/2033	13	13
2.032% due 07/01/2019	28	29
2.080% due 06/01/2025	2	2
2.125% due 07/01/2032	88	89
2.155% due 12/01/2035	6	6
2.158% due 04/01/2033	6	6
2.160% due 10/01/2034	185	189
2.200% due 08/01/2017	6	6
2.201% due 07/01/2017	1	1
2.210% due 10/01/2032	20	21
2.225% due 09/01/2033	12	13
2.250% due 08/01/2032	11	11
2.257% due 09/01/2035	18	20
2.275% due 02/01/2032	17	17
2.284% due 09/01/2017	3	3
2.289% due 07/01/2025	1	1
2.290% due 06/01/2019	4	4
2.295% due 01/01/2019 - 10/01/2025	34	34
2.298% due 07/01/2032	10	11
2.315% due 05/01/2024	34	35
2.325% due 05/01/2024	78	79
2.340% due 12/01/2032 - 12/01/2033	59	63
2.343% due 10/01/2033	1	1
2.355% due 08/01/2032	7	7
2.356% due 01/25/2022 (a)	49,965	5,404
2.360% due 07/01/2018	1	1
2.370% due 10/01/2035	260	261
2.375% due 09/01/2024 - 04/01/2032	218	222

28	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.392% due 03/01/2033	$232	$241
2.395% due 11/01/2029 - 06/01/2032	286	295
2.399% due 04/01/2028	13	14
2.400% due 04/01/2024	7	7
2.425% due 01/01/2035	135	136
2.450% due 08/01/2017	2	3
2.464% due 10/01/2036	9	9
2.500% due 07/01/2017 - 08/25/2042	81,035	82,926
2.530% due 05/01/2019	2	2
2.538% due 01/01/2028	2	2
2.542% due 12/01/2027	3	3
2.545% due 03/01/2034	23	24
2.627% due 09/01/2030	31	33
2.716% due 03/01/2036	15	15
2.722% due 10/01/2025	2	2
2.754% due 05/01/2018	11	11
2.875% due 10/01/2016 - 09/01/2024	41	42
2.893% due 01/01/2029	48	50
2.902% due 03/01/2036	133	134
2.907% due 01/01/2018	2	2
2.949% due 09/01/2024	3	4
2.950% due 07/01/2036	18	19
3.000% due 09/01/2016 - 04/01/2045	15,862	16,592
3.000% due 06/25/2042 (a)	13,315	1,558
3.500% due 07/01/2026 - 04/01/2045	11,875	12,486
3.538% due 08/01/2026	5	5
3.840% due 08/01/2021	19,003	20,927
3.875% due 01/01/2027	9	9
3.921% due 12/01/2027	11	12
4.000% due 05/01/2030 - 06/01/2043	233,808	253,556
4.000% due 12/25/2042 (a)	4,910	685
4.500% due 11/01/2023 - 01/01/2042	110,333	120,835
4.500% due 12/25/2042 (a)	4,243	789
4.615% due 04/01/2027	77	80
4.975% due 09/01/2022	21	21
5.000% due 08/25/2033 - 06/25/2043	98,191	111,562
5.020% due 06/01/2033	9,704	10,886
5.182% due 09/01/2018	8	9
5.500% due 08/01/2023 - 06/01/2048	32,060	36,315
5.676% due 03/25/2041 (a)	12,831	1,994
5.856% due 06/25/2037 (a)	2,003	365
5.876% due 03/25/2037 (a)	3,866	648
5.896% due 12/25/2036 - 02/25/2037 (a)	5,493	637
5.926% due 04/25/2037 (a)	3,330	395
5.936% due 04/25/2037 (a)	6,156	622

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.976% due 08/25/2035 - 02/25/2043 (a)	$21,899	$3,984
6.000% due 06/25/2029 - 09/01/2040	67,048	76,804
6.126% due 01/25/2038 (a)	9,672	1,325
6.176% due 01/25/2040 (a)	10,587	1,992
6.206% due 03/25/2037 (a)	11,635	1,818
6.226% due 05/25/2037 (a)	3,195	561
6.236% due 06/25/2037 (a)	11,643	1,351
6.266% due 04/25/2037 (a)	68,089	9,145
6.276% due 12/25/2037 - 10/25/2039 (a)	19,257	2,549
6.290% due 02/25/2029	574	622
6.326% due 02/25/2037 (a)	8,806	1,345
6.376% due 10/25/2036 - 06/25/2040 (a)	9,626	1,592
6.386% due 06/25/2041 (a)	25,187	3,526
6.426% due 11/25/2035 (a)	2,276	389
6.476% due 11/25/2036 - 04/25/2037 (a)	17,037	2,192
6.500% due 06/25/2028 - 02/01/2036	506	590
6.526% due 03/25/2036 (a)	7,409	1,114
6.616% due 04/25/2037 (a)	5,339	1,067
6.826% due 02/25/2038 (a)	23,418	3,975
6.850% due 12/18/2027	15	18
6.867% due 06/25/2042	38	44
6.900% due 05/25/2023	47	53
7.000% due 07/25/2022 - 01/25/2048	705	813
7.026% due 02/25/2037 (a)	2,207	332
7.500% due 07/25/2022 - 06/25/2042	125	142
7.581% due 01/17/2040	235	246
8.000% due 07/25/2022	20	21
8.500% due 06/25/2030	278	331
8.600% due 08/25/2019	60	65
9.653% due 08/25/2043	2,116	2,260
16.847% due 03/25/2038	2,176	2,862
17.820% due 04/25/2023 (a)	59	17
Fannie Mae Strips
3.500% due 02/25/2043 (a)	25,266	4,534
Freddie Mac
0.375% due 03/15/2031	132	132
0.434% due 08/25/2031	25	24
0.657% due 01/25/2021 (a)	106,039	3,014
0.747% due 03/25/2020 (a)	44,730	1,345
0.838% due 01/25/2023 (a)	190,889	9,867
1.357% due 06/25/2021 (a)	59,615	3,799
1.389% due 11/25/2019 (a)	132,346	6,901
1.430% due 12/25/2021 (a)	112,526	8,653
1.521% due 07/25/2044	20	20
1.535% due 03/25/2019 (a)	52,202	2,750
1.576% due 10/25/2018 (a)	68,499	3,384
1.643% due 08/25/2016 (a)	64,584	1,031
1.744% due 09/25/2018 (a)	31,045	1,648

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	29

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.765% due 10/15/2023	$386	$401
1.790% due 02/01/2037	9	10
1.852% due 05/01/2035	103	108
1.875% due 04/01/2017	62	65
2.000% due 01/01/2020	8	9
2.040% due 01/01/2037	294	305
2.100% due 02/01/2033 - 06/01/2033	24	26
2.120% due 08/01/2034	2	2
2.129% due 05/01/2019	1	1
2.175% due 06/01/2019	13	13
2.200% due 09/01/2036	2	2
2.205% due 06/01/2037	4	4
2.219% due 04/01/2036	19	21
2.258% due 09/01/2037	19	20
2.280% due 11/01/2017	4	4
2.290% due 09/01/2037	15	16
2.305% due 08/01/2024	4	5
2.335% due 01/01/2035	113	120
2.336% due 02/01/2018	9	9
2.339% due 09/01/2023	7	7
2.341% due 05/01/2029	56	59
2.348% due 01/01/2033 - 05/01/2033	56	60
2.349% due 10/01/2032	47	49
2.350% due 01/01/2033 - 09/01/2033	180	191
2.354% due 07/01/2033	26	28
2.355% due 09/01/2031	173	178
2.359% due 07/01/2034	141	151
2.363% due 09/01/2034	115	122
2.367% due 01/01/2035	151	162
2.370% due 09/01/2037	5	5
2.371% due 04/01/2033	3	3
2.375% due 07/01/2017 - 05/01/2037	110	115
2.377% due 08/01/2037	5	6
2.385% due 07/01/2025	59	61
2.417% due 12/01/2034	26	28
2.420% due 09/01/2033	10	10
2.428% due 02/01/2026	44	45
2.456% due 03/01/2031	42	43
2.457% due 12/01/2037	7	8
2.480% due 11/01/2036	5	6
2.489% due 12/01/2033	172	185
2.500% due 10/01/2024 - 08/01/2027	30,890	31,759
2.506% due 02/01/2036	17	18
2.507% due 08/01/2036	2	2
2.511% due 07/01/2033	82	88
2.519% due 03/01/2032	369	387
2.524% due 11/01/2029	273	292
2.532% due 04/01/2036	21	22
2.550% due 06/01/2019	23	23
2.595% due 09/01/2024	17	17
2.676% due 08/01/2035	13	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.832% due 05/01/2019	$127	$130
2.867% due 09/01/2018	7	7
2.903% due 03/01/2025	30	31
2.932% due 03/01/2025	1	1
3.000% due 03/15/2027 - 02/15/2033 (a)	30,826	3,155
3.020% due 11/01/2035	153	164
3.082% due 01/25/2019 (a)	25,372	2,351
3.500% due 08/15/2042	7,661	7,942
3.615% due 06/25/2041 (a)	3,500	680
4.000% due 04/15/2019 - 01/15/2041	33,016	35,079
4.500% due 11/15/2040	24,398	27,917
5.000% due 02/15/2024 - 05/15/2038	16,412	17,931
5.046% due 03/15/2036 (a)	4,780	396
5.500% due 08/15/2036 - 06/15/2041	87,918	99,961
5.625% due 07/01/2037 - 02/01/2038	843	949
5.776% due 11/15/2037 (a)	19,691	2,536
5.876% due 08/15/2037 (a)	2,978	498
6.000% due 03/15/2017 - 02/15/2032	6,405	7,256
6.026% due 06/15/2038 - 10/15/2042 (a)	26,055	4,414
6.266% due 03/15/2037 (a)	14,044	1,997
6.276% due 03/15/2037 - 06/15/2039 (a)	6,449	1,189
6.376% due 09/15/2036 (a)	7,723	973
6.396% due 09/15/2036 (a)	3,978	563
6.475% due 05/15/2036 (a)	5,238	752
6.476% due 04/15/2036 (a)	19,601	3,715
6.500% due 11/15/2021 - 04/15/2029	562	641
6.526% due 04/15/2026 - 03/15/2036 (a)	6,880	1,018
6.576% due 01/15/2037 (a)	2,811	422
6.750% due 01/15/2024	14	15
6.926% due 06/15/2032 (a)	5,020	311
6.976% due 08/15/2036 (a)	6,970	1,131
7.000% due 05/15/2021 - 12/01/2047	1,292	1,466
7.026% due 07/15/2034 (a)	2,059	204
7.250% due 09/15/2030	44	52
7.500% due 11/15/2021 - 09/15/2030	388	444
7.570% due 12/15/2042	5,160	5,357
8.500% due 06/15/2031	180	213
8.885% due 05/15/2023	18	22
9.000% due 09/15/2020 - 02/15/2021	60	65
9.551% due 01/15/2041	2,128	2,350
10.511% due 02/15/2040	605	663
15.751% due 12/15/2031 - 02/15/2032	2,657	3,699

30	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
16.439% due 09/15/2034	$3,423	$4,207
18.712% due 02/15/2024	20	30
19.523% due 02/15/2024	51	72
19.956% due 11/15/2023	65	95
20.476% due 10/15/2031	79	131
Freddie Mac Strips
3.000% due 12/15/2042 (a)	74,503	13,318
3.500% due 12/15/2042 (a)	21,981	4,116
9.241% due 11/15/2043	53,371	62,289
9.401% due 08/15/2044	25,771	29,918
Ginnie Mae
0.821% due 03/16/2051 (a)	3,180	129
0.905% due 08/16/2048 (a)	27,601	1,635
1.220% due 11/16/2043 (a)	74,969	4,427
1.427% due 10/16/2053 (a)	10,816	672
1.625% due 06/20/2022 - 01/20/2035	673	694
2.000% due 08/20/2027	2	2
2.125% due 08/20/2033	13	13
3.500% due 01/20/2042 - 03/20/2043 (a)	14,384	1,426
4.000% due 10/15/2039	14	15
4.000% due 03/20/2043 (a)	11,459	1,582
5.000% due 07/20/2033	614	681
5.500% due 04/20/2037	77	100
5.625% due 07/20/2037 - 01/20/2038	1,204	1,348
5.974% due 03/20/2043 (a)	77,000	9,338
6.100% due 06/15/2028 - 03/15/2029	1,008	1,150
6.490% due 01/15/2028 - 01/15/2029	994	1,140
27.559% due 03/20/2031	541	948
Small Business Administration
5.370% due 04/01/2028	882	990
7.100% due 02/01/2017	6	7
7.190% due 12/01/2019	136	146
7.590% due 01/01/2020	38	41
Vendee Mortgage Trust
6.500% due 09/15/2024	125	141

Total U.S. Government Agencies (Cost $1,281,043)		1,295,654

U.S. TREASURY OBLIGATIONS 4.2%
U.S. Treasury Floating Rate Notes
0.105% due 07/31/2016 (k)(m)	2,474	2,474
0.119% due 01/31/2017 (i)(k)(m)	38,200	38,208

		40,682

U.S. Treasury Inflation Protected Securities (f)
0.625% due 07/15/2021 (k)(m)	425,103	446,159

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 02/15/2043 (m)		$31,517	$31,005
0.750% due 02/15/2042 (m)		86,065	87,356
1.375% due 02/15/2044 (m)		61,078	72,044
2.375% due 01/15/2025 (i)(k)(m)		968,471	1,175,936
U.S. Treasury Notes
0.875% due 09/15/2016 (k)(m)		75	76

Total U.S. Treasury Obligations (Cost $1,823,764)			1,853,258

MORTGAGE-BACKED SECURITIES 23.4%
Adjustable Rate Mortgage Trust
0.424% due 10/25/2035		428	390
0.424% due 03/25/2036		1,491	985
0.714% due 01/25/2036		1,693	1,431
2.364% due 08/25/2036		11,136	7,685
2.530% due 07/25/2035		6,150	5,906
2.573% due 10/25/2035 ^		4,354	4,358
2.594% due 01/25/2036 ^		21,827	19,548
2.618% due 02/25/2036		4,227	3,575
2.625% due 01/25/2036		3,707	3,229
2.632% due 11/25/2035 ^		1,640	1,407
2.760% due 09/25/2035		4,026	3,588
4.777% due 11/25/2035 ^		600	520
4.858% due 01/25/2036 ^		815	727
5.018% due 11/25/2035 ^		5,196	4,732
American General Mortgage Loan Trust
0.000% due 09/25/2048		470,868	449,975
1.000% due 09/25/2048		309,458	303,676
American Home Mortgage Assets Trust
0.364% due 05/25/2046 ^		20,668	14,954
0.364% due 12/25/2046		34,825	24,682
0.364% due 06/25/2047		292	202
1.048% due 11/25/2046		79,570	43,569
American Home Mortgage Investment Trust
0.474% due 11/25/2045		665	536
0.474% due 05/25/2047		5,600	2,330
1.858% due 10/25/2034		4,061	3,925
2.069% due 10/25/2034		547	549
2.128% due 12/25/2035		654	453
2.128% due 11/25/2045 ^		46,907	37,854
2.378% due 02/25/2045		29,940	29,934
2.378% due 06/25/2045		2,266	2,246
Asti Finance SRL
0.781% due 05/27/2050	EUR	14,628	15,653
AyT Hipotecario III Fondo de Titulacion Hipotecaria
0.295% due 03/18/2035		2,025	2,145
AyT Hipotecario Mixto Fondo de Titulizacion de Activos
0.267% due 09/15/2035		2,242	2,376

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	31

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Alternative Loan Trust
0.574% due 05/25/2035 ^	$1,989	$1,531
0.574% due 06/25/2046 ^	138	93
4.750% due 02/25/2019	24	24
5.500% due 07/25/2020	101	102
5.500% due 07/25/2033	13,257	13,514
5.500% due 10/25/2033	15,368	16,388
5.500% due 12/25/2035 ^	330	303
5.750% due 04/25/2034	1,353	1,395
6.000% due 03/25/2021	61	61
6.000% due 11/25/2034	74	77
6.000% due 12/25/2034	72	75
6.000% due 08/25/2035 ^	2,613	2,188
6.000% due 06/25/2046 ^	588	484
6.000% due 07/25/2046 ^	2,350	1,871
6.162% due 11/25/2021 ^	607	593
Banc of America Commercial Mortgage Trust
5.451% due 01/15/2049	35,340	37,598
5.560% due 04/10/2049	4,000	4,055
Banc of America Funding Ltd.
0.431% due 10/03/2039	81,559	80,420
Banc of America Funding Trust
0.336% due 02/20/2047	15,399	13,384
0.486% due 09/20/2035	8,447	6,079
0.673% due 07/26/2036	670	662
0.674% due 07/25/2036 ^	109	81
1.995% due 01/26/2037	36	36
2.122% due 06/20/2035 ^	1,580	1,039
2.645% due 05/25/2035	90	85
2.647% due 07/20/2036	18,312	17,989
2.669% due 12/20/2034	789	665
2.690% due 03/20/2035	1,046	1,046
2.704% due 09/20/2035 ^	949	725
2.776% due 03/20/2036	947	805
2.868% due 01/20/2047 ^	375	315
2.921% due 10/20/2046 ^	573	435
3.014% due 05/20/2034	1,250	1,261
5.002% due 09/20/2035	73	72
5.049% due 11/20/2035	10,664	8,100
5.278% due 05/20/2036	657	622
5.399% due 09/20/2046 ^	4,750	3,972
5.500% due 09/25/2034	191	193
5.500% due 09/25/2035	1,495	1,548
5.500% due 03/25/2036 ^	345	330
5.669% due 03/20/2036	187	171
5.888% due 04/25/2037 ^	916	796
6.000% due 09/25/2036 ^	7,465	6,405
6.000% due 08/25/2037 ^	679	632
Banc of America Mortgage Trust
2.315% due 11/25/2034	159	152
2.483% due 12/25/2034	430	421
2.496% due 12/25/2033	208	208
2.496% due 04/25/2034	54	54
2.497% due 03/25/2034	36	36
2.498% due 08/25/2034	687	687

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.547% due 11/25/2035 ^		$1,852	$1,653
2.551% due 07/25/2034		53	54
2.615% due 04/25/2035 ^		1,492	1,387
2.622% due 05/25/2033		37	37
2.642% due 07/25/2035 ^		2,895	2,696
2.643% due 02/25/2036 ^		5,002	4,290
2.645% due 09/25/2033		426	424
2.647% due 01/25/2036 ^		555	477
2.663% due 08/25/2034		551	544
2.663% due 02/25/2035		890	878
2.664% due 01/25/2034		753	755
2.670% due 05/25/2034		1,411	1,410
2.672% due 09/25/2034		5,006	4,939
2.678% due 06/25/2035		382	368
2.692% due 05/25/2035 ^		214	202
2.693% due 09/25/2035 ^		1,565	1,441
2.695% due 10/25/2035 ^		79	70
2.700% due 11/25/2035 ^		798	740
2.703% due 10/25/2034		692	694
2.713% due 12/25/2033		162	160
2.735% due 05/25/2033		8	7
2.887% due 02/25/2035		913	899
2.888% due 11/20/2046 ^		130	108
2.894% due 08/25/2033		65	65
2.992% due 04/25/2033		176	173
3.090% due 03/25/2033		404	404
3.091% due 02/25/2033		108	107
3.324% due 07/20/2032		185	189
5.000% due 08/25/2019		39	40
5.004% due 09/25/2035		420	413
5.250% due 07/25/2035		350	333
5.500% due 09/25/2035 ^		626	604
5.500% due 10/25/2035		1,737	1,649
5.500% due 11/25/2035		5,987	5,635
5.503% due 06/25/2035		1,160	1,136
6.000% due 09/25/2037 ^		778	714
6.500% due 10/25/2031		40	42
6.500% due 09/25/2033		46	48
Bankinter Fondo de Titulizacion de Activos
0.197% due 12/15/2040	EUR	5,109	5,334
Bayview Commercial Asset Trust
0.454% due 01/25/2037		$157	140
4.972% due 05/25/2038 (a)		214,798	11,239
BCAP LLC Trust
0.323% due 06/26/2036		19,848	17,490
0.368% due 07/26/2036		363	273
0.394% due 05/25/2047 ^		13,706	10,363
0.451% due 05/26/2037		21,263	15,946
2.117% due 05/26/2036		1,228	1,214
2.135% due 11/26/2045		18,763	14,132
2.364% due 05/26/2036		19,747	16,575
2.569% due 10/26/2035		10,386	6,959
2.589% due 11/26/2035		34,332	24,353
2.590% due 10/26/2033		19	16
2.592% due 06/26/2035		135	120

32	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.601% due 03/26/2035		$68	$57
2.628% due 10/26/2035		25,029	25,132
2.643% due 11/26/2035		2,103	1,789
2.699% due 02/26/2036		74	66
2.731% due 05/26/2047		21,565	17,214
2.737% due 09/26/2035		46	27
4.407% due 10/26/2037		11,337	9,757
4.818% due 01/26/2036		3,963	2,427
5.165% due 11/27/2037		19,886	19,452
5.250% due 02/26/2036		2,618	2,397
5.250% due 04/26/2037		5,196	4,886
5.500% due 12/26/2035		1,773	1,799
5.750% due 04/25/2037		13,282	11,181
6.000% due 07/26/2036		18,699	14,111
7.303% due 08/26/2022		174	150
BCC Mortgages PLC
0.196% due 03/12/2038	EUR	9,462	9,968
Bear Stearns Adjustable Rate Mortgage Trust
2.257% due 02/25/2036 ^		$404	375
2.360% due 02/25/2036		426	425
2.419% due 08/25/2035		45,652	43,209
2.480% due 08/25/2035		1,970	1,715
2.486% due 02/25/2036 ^		1,428	1,188
2.549% due 01/25/2035		817	790
2.578% due 02/25/2036 ^		67	53
2.584% due 10/25/2034		274	272
2.610% due 04/25/2034		1,223	1,187
2.625% due 04/25/2034		947	938
2.626% due 02/25/2035		5,017	5,020
2.641% due 03/25/2035		2,363	2,306
2.654% due 08/25/2035		21,585	20,939
2.657% due 07/25/2034		690	675
2.660% due 04/25/2034		2,488	2,472
2.669% due 11/25/2034		1,665	1,671
2.709% due 01/25/2035		2,091	2,081
2.718% due 11/25/2034		81	78
2.731% due 05/25/2047 ^		1,450	1,260
2.736% due 01/25/2035		141	139
2.844% due 03/25/2035		1,921	1,875
2.847% due 07/25/2034		615	604
2.997% due 11/25/2034		48	47
3.012% due 07/25/2034		3	3
4.505% due 08/25/2047 ^		9,458	8,777
4.879% due 06/25/2047 ^		14,673	13,264
4.896% due 07/25/2036 ^		10,428	9,211
5.035% due 08/25/2035		4,570	4,036
5.422% due 02/25/2036		303	284
6.870% due 05/25/2037		8,548	7,569
Bear Stearns ALT-A Trust
0.334% due 02/25/2034		130	118
0.494% due 08/25/2036		33,203	24,477
0.494% due 11/25/2036 ^		8,550	6,295
0.494% due 06/25/2046 ^		25,023	18,120
0.614% due 07/25/2035		558	548
0.614% due 04/25/2036		16,526	12,199

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.654% due 02/25/2036	$7,255	$5,930
0.814% due 04/25/2034	544	532
0.814% due 07/25/2034	85	82
0.914% due 11/25/2034	171	170
1.104% due 11/25/2034	17,392	11,827
2.315% due 01/25/2036 ^	16,510	13,254
2.344% due 01/25/2035	274	251
2.347% due 02/25/2036	4,767	3,984
2.435% due 02/25/2036 ^	22,208	17,425
2.446% due 04/25/2035	3,624	3,509
2.453% due 01/25/2034	212	195
2.519% due 04/25/2035	1,272	1,056
2.522% due 02/25/2036 ^	772	592
2.523% due 04/25/2035	3,378	3,243
2.524% due 09/25/2034	130	127
2.528% due 08/25/2036 ^	417	266
2.555% due 06/25/2034	2,259	2,241
2.589% due 11/25/2035 ^	924	717
Bear Stearns Alt-A Trust
2.598% due 09/25/2047 ^	456	324
Bear Stearns ALT-A Trust
2.639% due 02/25/2034	307	319
2.647% due 04/25/2035	1,731	1,558
2.651% due 09/25/2035	16,584	14,299
2.671% due 05/25/2035	855	846
2.696% due 03/25/2036 ^	2,174	1,664
2.718% due 11/25/2036	9,153	7,107
2.723% due 01/25/2047	6,464	4,838
2.733% due 01/25/2035	619	501
2.756% due 08/25/2036 ^	7,226	5,308
2.757% due 09/25/2035 ^	120	91
2.916% due 05/25/2036 ^	25	18
3.606% due 09/25/2034	326	321
3.677% due 09/25/2035 ^	26,485	21,600
4.279% due 05/25/2035	7,761	7,151
4.847% due 11/25/2035 ^	20,387	15,395
4.969% due 07/25/2035 ^	25,587	21,107
5.163% due 05/25/2036 ^	20,239	14,643
Bear Stearns Asset-Backed Securities Trust
0.474% due 02/25/2037	28,365	19,300
1.274% due 10/25/2033	294	274
5.500% due 08/25/2035	11,499	11,055
5.500% due 10/25/2035	15,104	15,017
5.750% due 10/25/2033	661	693
6.000% due 06/25/2034	777	798
Bear Stearns Commercial Mortgage Securities Trust
7.000% due 05/20/2030	10,787	11,608
Bear Stearns Deutsche Bank Trust
0.862% due 09/15/2027 (a)	76,698	2,737
Bear Stearns Mortgage Funding Trust
0.344% due 03/25/2037	98,009	79,309
0.354% due 06/25/2037	6,369	5,446
0.384% due 06/25/2037	143,386	118,196

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	33

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Mortgage Securities, Inc. Commercial Mortgage Pass-Through Certificates
6.000% due 07/15/2031		$1,199	$1,219
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036		20,753	16,975
3.068% due 12/26/2046		428	338
7.000% due 07/25/2037		45,349	28,514
Bella Vista Mortgage Trust
0.426% due 05/20/2045		582	461
Berica Residential MBS SRL
0.288% due 03/31/2048	EUR	46,763	49,594
Bluestone Securities PLC
0.763% due 06/09/2044	GBP	2,246	3,200
Business Mortgage Finance PLC
0.428% due 08/15/2040	EUR	6,442	6,742
Celtic Residential Irish Mortgage Securitisation PLC
0.225% due 03/18/2049		127,800	129,710
0.229% due 11/13/2047		126,367	129,470
0.287% due 12/14/2048		72,065	74,167
0.310% due 04/10/2048		101,548	103,335
0.824% due 12/14/2048	GBP	55,676	78,152
CFCRE Commercial Mortgage Trust
1.337% due 04/15/2044 (a)		$68,326	1,853
Chase Mortgage Finance Trust
2.507% due 07/25/2037		16	17
2.528% due 02/25/2037		323	311
2.560% due 07/25/2037		179	178
4.625% due 01/25/2036 ^		1,119	1,042
4.709% due 12/25/2035 ^		1,195	1,153
4.908% due 12/25/2037 ^		1,592	1,542
5.090% due 03/25/2037 ^		12,244	11,608
5.500% due 11/25/2035		3,943	3,969
5.565% due 09/25/2036 ^		52	47
6.000% due 10/25/2036 ^		153	135
6.000% due 12/25/2036		225	204
6.000% due 02/25/2037 ^		3,842	3,330
6.000% due 03/25/2037 ^		1,876	1,680
6.000% due 05/25/2037		4,156	3,704
6.000% due 05/25/2037 ^		23,886	20,397
6.250% due 10/25/2036 ^		10,533	9,358
ChaseFlex Trust
0.454% due 05/25/2037		16,103	14,707
0.514% due 08/25/2037		17,743	12,001
3.466% due 08/25/2037 ^		1,838	1,494
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.354% due 05/25/2036		601	527
0.404% due 05/25/2036		622	549
0.474% due 08/25/2035		195	180
Citicorp Mortgage Securities Trust
5.500% due 10/25/2021		199	202
5.500% due 12/25/2021		237	242
5.500% due 06/25/2037		1,043	1,046

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 07/25/2037	$1,286	$1,256
5.750% due 06/25/2036	481	498
5.750% due 01/25/2037	87	88
6.000% due 02/25/2036	103	104
6.000% due 08/25/2036	17,738	18,356
Citigroup Commercial Mortgage Trust
0.707% due 05/15/2043 (a)	53,189	19
5.485% due 03/17/2051	9,558	10,119
Citigroup Mortgage Loan Trust, Inc.
0.244% due 01/25/2037	653	476
1.124% due 09/25/2037	10,220	7,704
1.213% due 03/25/2037 ^	4,348	3,523
1.820% due 08/25/2035	2,619	2,527
2.127% due 06/25/2037	204	205
2.277% due 10/25/2046	8,064	6,511
2.417% due 07/25/2046 ^	716	625
2.467% due 11/25/2036 ^	1,446	1,274
2.496% due 09/25/2037 ^	2,783	2,386
2.510% due 03/25/2036 ^	2,135	2,030
2.515% due 10/25/2035 ^	130	111
2.525% due 09/25/2037	4,754	4,505
2.530% due 05/25/2035	277	275
2.573% due 08/25/2035	2,476	2,462
2.586% due 09/25/2035 ^	1,609	1,406
2.592% due 12/25/2035 ^	587	450
2.600% due 03/25/2036 ^	14,715	14,090
2.622% due 03/25/2034	1,420	1,412
2.629% due 07/25/2036	97	98
2.673% due 10/25/2035	7,023	5,978
2.736% due 05/25/2035	910	898
2.840% due 02/25/2034	73	72
5.250% due 03/25/2037 ^	8,316	6,363
5.486% due 11/25/2036 ^	20,865	18,501
5.500% due 12/25/2020 ^	257	254
5.571% due 06/25/2036 ^	6,612	6,284
5.600% due 07/25/2036 ^	9,803	7,702
5.750% due 09/25/2021	16,692	15,606
5.750% due 04/25/2047 ^	9,055	7,488
6.000% due 02/25/2037	166	168
6.434% due 11/25/2037	3,807	3,148
7.371% due 12/25/2036	52,288	44,977
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	79,147	82,735
CitiMortgage Alternative Loan Trust
5.276% due 02/25/2037 ^(a)	6,313	1,153
5.500% due 11/25/2021	324	324
5.500% due 04/25/2022 ^	6,352	6,503
5.750% due 12/25/2036 ^	1,129	964
5.750% due 03/25/2037 ^	1,881	1,663
6.000% due 07/25/2036 ^	1,002	884
6.000% due 06/25/2037 ^	406	362
6.000% due 10/25/2037 ^	8,441	7,761
COBALT Commercial Mortgage Trust
5.761% due 05/15/2046	47,909	51,045

34	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commercial Mortgage Trust
0.151% due 04/10/2047 (a)	$58,814	$873
0.273% due 05/25/2019 (a)	964,721	9,152
0.822% due 07/10/2046 (a)	125,258	3,344
1.776% due 02/13/2032	4,000	4,005
2.326% due 07/10/2046 (a)	14,023	641
6.704% due 07/16/2034	2,000	2,157
Countrywide Alternative Loan Resecuritization Trust
2.912% due 03/25/2047 ^	84	83
6.000% due 11/25/2034	4,471	4,632
6.000% due 05/25/2036 ^	167	145
6.000% due 08/25/2037 ^	4,403	3,530
Countrywide Alternative Loan Trust
0.294% due 06/25/2036	3,939	3,464
0.294% due 11/25/2036	26,754	24,967
0.334% due 06/25/2036	44,312	39,382
0.334% due 12/25/2046 ^	13,588	13,764
0.334% due 02/25/2047	3,162	2,689
0.344% due 11/25/2036	35,119	32,847
0.344% due 01/25/2037 ^	17,502	16,669
0.354% due 11/25/2036	33,332	30,774
0.354% due 05/25/2047	12,394	10,416
0.356% due 02/20/2047	8,632	6,520
0.364% due 09/25/2046 ^	89,856	76,440
0.364% due 10/25/2046	7,905	6,941
0.366% due 03/20/2047	62,601	49,766
0.374% due 02/25/2036	4,807	4,038
0.376% due 07/20/2046 ^	573	415
0.384% due 05/25/2035	2,060	1,709
0.384% due 07/25/2046	17,830	15,409
0.384% due 04/25/2047	25,102	19,507
0.386% due 05/20/2046	53,805	38,204
0.386% due 09/20/2046	1,766	1,339
0.394% due 05/25/2035	8,444	7,223
0.394% due 09/25/2047	47,634	40,782
0.434% due 07/25/2035	139	121
0.444% due 02/25/2036	3,311	2,744
0.454% due 12/25/2035	785	689
0.456% due 09/20/2046	465	164
0.464% due 11/25/2035	8,347	6,897
0.484% due 08/25/2035 ^	3,103	2,442
0.484% due 10/25/2035	179	143
0.484% due 11/25/2035	8,935	7,498
0.496% due 11/20/2035	20,672	16,809
0.504% due 10/25/2035	4,552	3,643
0.504% due 11/20/2035	49,700	40,602
0.524% due 09/25/2034	823	729
0.524% due 09/25/2035	743	643
0.524% due 12/25/2035 ^	38,682	33,864
0.544% due 02/25/2037 ^	807	505
0.574% due 06/25/2036 ^	185	121
0.624% due 09/25/2035 ^	383	282
0.674% due 12/25/2035 ^	5,905	4,276
0.944% due 11/25/2035	10,654	9,141
0.974% due 01/25/2036 ^	1,574	1,315

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.128% due 12/25/2035	$25,932	$21,506
1.174% due 08/25/2035 ^	10,841	8,338
1.228% due 08/25/2035 ^	288	204
1.438% due 07/20/2035	1,096	888
1.528% due 08/25/2035	624	572
1.688% due 08/25/2035	12,176	10,876
1.771% due 06/25/2035	867	784
1.824% due 10/25/2034	7,642	5,684
2.425% due 08/25/2034	19,889	18,843
2.432% due 12/25/2035	274	238
2.462% due 12/25/2035 ^	1,628	1,374
2.480% due 03/25/2047 ^	15,643	13,002
2.587% due 02/25/2037 ^	3,347	2,982
2.630% due 06/25/2037	458	385
2.748% due 12/25/2034	17	17
3.564% due 08/25/2036	1,887	1,823
4.496% due 06/25/2047	18,263	15,911
4.829% due 07/25/2021 ^	29	28
4.926% due 11/25/2035 (a)	11,175	1,436
5.000% due 08/25/2035 ^	3,464	3,158
5.076% due 06/25/2036 ^(a)	23,630	3,848
5.141% due 10/25/2035 ^	78	66
5.249% due 11/25/2035 ^	824	669
5.250% due 02/25/2021 ^	593	579
5.500% due 05/25/2035	1,000	947
5.500% due 06/25/2035 ^	567	533
5.500% due 07/25/2035	246	235
5.500% due 11/25/2035 ^	21,206	19,940
5.500% due 02/25/2036	4,873	4,427
5.500% due 02/25/2036 ^	1,774	1,645
5.750% due 06/25/2036 ^	10,954	9,963
5.750% due 07/25/2037 ^	2,629	2,441
5.750% due 04/25/2047 ^	5,283	4,748
6.000% due 12/25/2033	44	44
6.000% due 02/25/2034	3	3
6.000% due 02/25/2036 ^	89	79
6.000% due 03/25/2036 ^	5,458	4,894
6.000% due 04/25/2036 ^	28,034	23,999
6.000% due 05/25/2036	8,161	6,832
6.000% due 05/25/2036 ^	6,237	5,316
6.000% due 08/25/2036 ^	10,206	9,463
6.000% due 02/25/2037 ^	7,154	5,756
6.000% due 04/25/2037 ^	15,756	12,562
6.000% due 04/25/2037	3,524	3,034
6.000% due 05/25/2037 ^	6,831	5,745
6.000% due 06/25/2037 ^	1,175	1,005
6.000% due 08/25/2037 ^	12,918	10,932
6.250% due 11/25/2036	9,189	7,545
6.250% due 12/25/2036 ^	6,519	5,269
6.250% due 08/25/2037 ^	1,176	1,052
6.250% due 11/25/2046 ^	4,900	4,065
6.500% due 05/25/2036 ^	6,509	5,786
6.500% due 06/25/2036 ^	743	625
6.500% due 08/25/2036 ^	928	735
6.500% due 09/25/2036	3,732	3,391
6.500% due 09/25/2036 ^	10,072	8,905

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	35

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 08/25/2037 ^	$11,890	$8,461
7.000% due 08/25/2034	383	402
7.250% due 08/25/2032	321	339
7.500% due 12/25/2034 ^	169	116
Countrywide Home Loan Mortgage Pass-Through Trust
0.374% due 04/25/2046	909	799
0.404% due 05/25/2035	818	696
0.444% due 04/25/2035	958	836
0.464% due 02/25/2035	348	296
0.464% due 04/25/2035	13,039	11,629
0.474% due 05/25/2035	20,454	17,649
0.494% due 03/25/2035	6,867	6,386
0.504% due 02/25/2035	2,210	2,017
0.514% due 02/25/2035	2,619	2,374
0.514% due 03/25/2036	45	24
0.524% due 02/25/2036 ^	18	14
0.544% due 02/25/2035	19,614	17,209
0.674% due 05/25/2036 ^	7,344	5,615
0.714% due 03/25/2035	1,506	1,417
0.774% due 03/25/2035	2,391	2,162
0.934% due 09/25/2034	168	156
2.078% due 07/25/2034	461	457
2.219% due 09/25/2034	882	820
2.306% due 02/20/2036 ^	40,023	34,527
2.313% due 02/20/2036 ^	9,278	8,816
2.319% due 02/20/2036 ^	1,781	1,509
2.330% due 02/20/2036	2,224	1,914
2.353% due 03/25/2035 ^	725	603
2.365% due 08/20/2035 ^	118	110
2.391% due 09/20/2036 ^	2,716	2,414
2.394% due 10/20/2035	13,726	12,318
2.394% due 10/20/2035 ^	3,275	2,939
2.406% due 10/25/2033	318	319
2.416% due 11/20/2034	691	666
2.420% due 09/20/2034	589	539
2.428% due 12/19/2033	54	55
2.439% due 04/25/2035	923	815
2.457% due 12/25/2033	330	326
2.458% due 09/25/2037 ^	9,144	7,978
2.466% due 09/25/2033	6,362	6,061
2.467% due 02/20/2035	5,700	5,632
2.473% due 09/25/2034 ^	96	74
2.491% due 06/20/2034	2,594	2,603
2.496% due 05/25/2034	316	316
2.498% due 07/19/2033	1,142	1,111
2.512% due 05/20/2034	220	212
2.524% due 02/25/2034	369	362
2.528% due 06/20/2036	19,504	14,902
2.534% due 02/25/2034	51	51
2.534% due 05/20/2036 ^	9,164	6,850
2.538% due 06/25/2033	203	201
2.539% due 05/20/2036 ^	4,420	3,632
2.549% due 03/25/2037 ^	667	537
2.550% due 09/25/2047 ^	354	318
2.570% due 04/25/2035 ^	564	513

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.576% due 02/25/2047 ^		$178	$149
2.590% due 08/25/2034		184	167
2.595% due 03/25/2035		1,499	1,443
2.659% due 02/25/2034		110	103
2.704% due 05/19/2033		249	245
2.723% due 05/20/2035		4,409	4,165
4.910% due 01/25/2036 ^		5,893	5,530
5.000% due 04/25/2035		951	962
5.032% due 04/20/2036 ^		2,247	1,898
5.111% due 06/25/2047 ^		28,417	26,670
5.250% due 12/25/2027 ^		2,376	2,301
5.250% due 07/25/2034		1,007	995
5.500% due 04/25/2035		103	96
5.500% due 08/25/2035		1,511	1,377
5.500% due 08/25/2035 ^		7,167	6,837
5.500% due 09/25/2035 ^		7,096	6,685
5.500% due 10/25/2035		369	372
5.500% due 11/25/2035 ^		208	202
5.500% due 01/25/2036		142	142
5.750% due 08/25/2034		822	822
5.750% due 02/25/2036 ^		2,172	1,970
5.750% due 02/25/2037 ^		843	801
5.750% due 05/25/2037 ^		1,332	1,271
5.750% due 07/25/2037		271	256
5.750% due 07/25/2037 ^		2,427	2,278
5.850% due 05/25/2036 ^		8,337	7,764
6.000% due 12/25/2035 ^		66	64
6.000% due 05/25/2036 ^		4,507	4,172
6.000% due 02/25/2037 ^		20,586	18,851
6.000% due 03/25/2037 ^		9,020	8,316
6.000% due 04/25/2037 ^		1,047	985
6.000% due 05/25/2037 ^		9,690	8,773
6.000% due 07/25/2037 ^		6,790	6,423
6.000% due 07/25/2037		10,543	9,510
6.000% due 08/25/2037 ^		3,281	3,156
6.000% due 10/25/2037 ^		433	427
6.000% due 01/25/2038 ^		20,829	18,908
6.250% due 09/25/2036 ^		2,932	2,719
6.250% due 10/25/2036 ^		267	242
6.500% due 11/25/2036 ^		28,729	26,633
6.500% due 05/25/2037 ^		666	620
6.500% due 10/25/2037 ^		11,368	10,073
6.500% due 11/25/2037 ^		8,824	7,615
Credico Finance SRL
0.156% due 04/04/2033	EUR	10,585	11,245
Credit Suisse Commercial Mortgage Trust
5.903% due 09/15/2039		$188	194
Credit Suisse First Boston Mortgage Securities Corp.
0.265% due 05/15/2023 (a)		58,600	768
0.824% due 11/25/2031		287	248
0.824% due 09/25/2035 ^		10,787	8,511
0.874% due 11/25/2035		2,790	2,079
1.324% due 11/25/2034		20,643	17,691
2.244% due 07/25/2033		179	178
2.294% due 03/25/2034		112	111

36	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.509% due 04/25/2034		$61	$62
2.705% due 11/25/2034		164	166
3.437% due 10/25/2033		212	208
5.250% due 08/25/2035		63	65
5.250% due 09/25/2035 ^		2,358	2,235
5.500% due 10/25/2035		15,729	15,266
5.500% due 10/25/2035 ^		622	549
5.750% due 04/22/2033		65	70
6.000% due 11/25/2035 ^		373	263
6.000% due 01/25/2036		7,206	5,702
6.000% due 05/17/2040		3,073	3,306
6.500% due 01/25/2036		791	578
7.000% due 01/25/2036 ^		6,451	3,189
Credit Suisse Mortgage Capital Certificates
0.432% due 02/27/2036		739	701
0.692% due 04/27/2037		29,079	17,713
1.672% due 09/27/2037		23,542	23,289
2.366% due 04/26/2038		19,318	18,917
2.618% due 08/27/2037		124	125
3.778% due 12/27/2035		107	108
4.000% due 08/27/2037		59,487	56,364
4.792% due 05/27/2053		98,408	103,661
5.171% due 08/27/2037		26,510	18,729
5.509% due 04/15/2047		3,000	3,094
5.686% due 04/16/2049		47,820	51,150
5.782% due 05/26/2037		107	111
6.049% due 02/27/2047		219,577	159,296
6.536% due 04/26/2037		35,658	32,168
7.000% due 08/26/2036		14,353	13,987
7.311% due 04/26/2047		14,987	7,998
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.000% due 04/25/2037		2,376	2,117
5.500% due 03/25/2037 ^		1,651	1,567
6.000% due 08/25/2036 ^		9,717	7,476
6.000% due 02/25/2037 ^		5,455	4,914
6.000% due 06/25/2037		5,484	4,460
6.250% due 08/25/2036 ^		3,547	3,127
DBUBS Mortgage Trust
1.372% due 11/10/2046 (a)		171,856	3,594
1.384% due 07/10/2044 (a)		156,570	6,977
3.642% due 08/10/2044		8,900	9,137
Deco UK PLC
0.834% due 01/27/2020	GBP	1,998	2,793
Deutsche ALT-A Securities, Inc.
0.304% due 08/25/2047		$87,088	71,718
0.324% due 02/25/2047		903	632
0.344% due 02/25/2037		24,756	20,795
0.364% due 08/25/2047		15,781	13,064
0.524% due 06/25/2037 ^		38,664	24,104
0.898% due 04/25/2047		34,827	29,999
2.748% due 10/25/2035		1,225	1,131
5.000% due 10/25/2018		132	136
Deutsche ALT-B Securities, Inc.
0.274% due 10/25/2036 ^		310	197

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.334% due 01/25/2047		$3,801	$2,849
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
2.375% due 06/25/2034		25	23
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.329% due 06/26/2035		604	604
Downey Savings & Loan Association Mortgage Loan Trust
0.358% due 04/19/2047 ^		222	79
0.388% due 03/19/2045		2,406	2,149
0.428% due 03/19/2045		9,312	8,565
0.508% due 09/19/2045		2,031	1,500
0.958% due 11/19/2044		6,433	5,903
0.978% due 11/19/2044		223	195
1.041% due 03/19/2046 ^		230	179
2.453% due 07/19/2044		913	912
2.462% due 07/19/2044		44	44
E-MAC NL BV
2.315% due 07/25/2036	EUR	850	902
Emerald Mortgages PLC
0.231% due 07/15/2048		160,193	163,055
Eurosail PLC
0.189% due 03/13/2045		2,109	2,196
0.722% due 12/10/2044	GBP	7,471	10,758
0.722% due 03/13/2045		6,202	8,915
0.724% due 12/15/2044		1,487	2,156
Extended Stay America Trust
2.958% due 12/05/2031		$52,410	53,702
Fannie Mae
4.724% due 02/25/2025		2,000	2,049
Fastnet Securities PLC
0.232% due 08/10/2043	EUR	19,906	20,266
First Horizon Alternative Mortgage Securities Trust
0.544% due 02/25/2037		$459	287
0.924% due 04/25/2036 ^		4,099	2,655
2.188% due 08/25/2034		1,118	1,107
2.200% due 08/25/2035		4,253	3,770
2.214% due 02/25/2036		589	470
2.238% due 04/25/2036 ^		5,309	4,463
2.239% due 09/25/2035 ^		5,947	5,391
2.250% due 03/25/2035		1,670	1,513
2.258% due 04/25/2035		8,320	8,210
2.273% due 02/25/2035		3,900	3,830
2.281% due 01/25/2036 ^		14,320	11,550
5.250% due 02/25/2021 ^		1,320	1,258
5.376% due 04/25/2037 ^(a)		7,225	1,704
6.000% due 07/25/2036 ^		114	96
6.000% due 08/25/2036 ^		5,800	4,853
6.250% due 08/25/2037 ^		259	211
First Horizon Asset Securities, Inc.
6.250% due 11/25/2037 ^		368	321
First Horizon Mortgage Pass-Through Trust
2.389% due 11/25/2037 ^		252	219

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	37

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.434% due 10/25/2034		$10	$10
2.482% due 02/25/2035		813	810
2.531% due 02/25/2034		163	162
2.550% due 06/25/2034		260	251
2.563% due 10/25/2035 ^		4,576	4,038
2.576% due 01/25/2037 ^		2,972	2,599
2.577% due 10/25/2034		457	452
2.602% due 06/25/2035		3,028	2,811
2.610% due 08/25/2035		359	330
2.625% due 10/25/2035		588	495
2.654% due 05/25/2034		89	89
2.654% due 05/25/2036		4,140	3,824
2.659% due 05/25/2037 ^		8,461	6,838
2.834% due 05/25/2035		1,528	1,428
5.250% due 05/25/2021 ^		247	173
5.500% due 04/25/2022		191	193
5.750% due 05/25/2037 ^		656	568
First Republic Mortgage Loan Trust
0.675% due 11/15/2030		435	392
0.975% due 11/15/2032		78	74
Fondo de Titulizacion Hipotecaria UCI
0.185% due 06/22/2036	EUR	2,002	2,026
FREMF Mortgage Trust
0.100% due 05/25/2020 (a)		$390,129	1,461
GE Capital Commercial Mortgage Corp.
5.322% due 11/10/2045		21,600	21,843
GMAC Commercial Mortgage Securities, Inc.
5.336% due 04/10/2040		2,919	3,136
GMAC Mortgage Corp. Loan Trust
2.738% due 11/19/2035		1,228	1,108
2.804% due 11/19/2035		773	742
2.951% due 03/18/2035		5,811	5,703
3.074% due 10/19/2033		15	15
3.093% due 05/25/2035		302	286
3.113% due 03/18/2035		2,962	2,971
3.257% due 03/18/2035		47	47
3.948% due 05/25/2035		1,684	1,621
4.896% due 11/19/2035		5,528	5,270
Great Hall Mortgages PLC
0.155% due 03/18/2039	EUR	8,061	8,336
0.175% due 06/18/2038		596	619
0.400% due 06/18/2039		$6,968	6,611
Grecale RMBS SRL
0.553% due 01/27/2061	EUR	47,520	50,734
Greenpoint Mortgage Funding Trust
0.354% due 01/25/2037		$18,277	14,011
0.374% due 03/25/2047		237	197
0.384% due 04/25/2036		200	157
0.414% due 08/25/2045		603	502
0.434% due 10/25/2045		1,033	887
0.444% due 11/25/2045		108	91
0.484% due 10/25/2045		7,200	5,761
0.494% due 09/25/2046 ^		4,211	2,230

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GS Mortgage Securities Trust
0.222% due 12/10/2043 (a)	$35,931	$394
0.652% due 12/10/2043 (a)	147,821	1,136
0.902% due 08/10/2046 (a)	126,051	5,977
0.954% due 03/10/2044 (a)	25,206	680
1.495% due 08/10/2043 (a)	149,810	9,055
1.666% due 08/10/2044 (a)	20,650	1,140
2.113% due 01/10/2045 (a)	7,124	735
2.551% due 05/10/2045 (a)	84,587	9,129
4.548% due 12/10/2043	7,000	6,829
GSMPS Mortgage Loan Trust
0.574% due 06/25/2034	218	191
GSMSC Pass-Through Trust
7.500% due 09/25/2036	1,399	1,195
7.500% due 10/25/2036	379	318
GSR Mortgage Loan Trust
0.624% due 07/25/2037 ^	399	285
1.850% due 04/25/2032	32	29
2.468% due 07/25/2035	2,185	2,075
2.474% due 08/25/2034	114	107
2.474% due 12/25/2034	852	812
2.528% due 08/25/2034	1,376	1,358
2.530% due 04/25/2036	2,974	2,711
2.591% due 07/25/2035	7,502	7,296
2.599% due 05/25/2035	3,483	3,238
2.619% due 09/25/2034	67	66
2.630% due 01/25/2036 ^	13,691	12,601
2.636% due 08/25/2034	3,402	3,325
2.657% due 07/25/2035	3,698	3,383
2.665% due 05/25/2035	16,672	16,258
2.679% due 05/25/2035	2,813	2,717
2.684% due 04/25/2035	181	180
2.685% due 09/25/2035	64	65
2.685% due 03/25/2037 ^	6,065	5,674
2.690% due 09/25/2035	4,032	4,063
2.752% due 01/25/2035	2,649	2,538
2.758% due 10/25/2035 ^	6,823	6,096
2.780% due 01/25/2036 ^	365	333
2.855% due 04/25/2035	463	457
2.924% due 11/25/2035	488	444
4.968% due 11/25/2035	2,025	1,956
5.000% due 07/25/2036	692	603
5.500% due 03/25/2036 ^	4,583	4,117
5.500% due 03/25/2036	2,147	1,993
5.500% due 06/25/2036 ^	650	610
5.500% due 01/25/2037 ^	9,520	9,157
5.750% due 02/25/2036 ^	1,535	1,427
5.750% due 02/25/2037	222	214
6.000% due 02/25/2021 ^	2,634	2,365
6.000% due 06/25/2036 ^	4,923	4,770
6.000% due 09/25/2036 ^	3,389	2,880
6.000% due 01/25/2037 ^	227	220
6.000% due 07/25/2037 ^	532	483
6.500% due 09/25/2036 ^	3,166	2,791
6.500% due 10/25/2036 ^	2,003	1,792

38	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HarborView Mortgage Loan Trust
0.348% due 12/19/2036 ^		$282	$213
0.358% due 11/19/2036		337	275
0.388% due 11/19/2036		14,371	10,518
0.398% due 07/19/2047		1,146	964
0.418% due 01/19/2036		2,127	1,514
0.418% due 12/19/2036 ^		8,255	5,902
0.428% due 01/19/2036		1,094	760
0.458% due 02/19/2036		3,197	2,416
0.468% due 07/19/2045		124	85
0.488% due 11/19/2035		3,021	2,548
0.488% due 08/19/2045		1,364	1,257
0.508% due 09/19/2035		282	225
0.568% due 12/19/2034 ^		13,615	10,799
0.578% due 12/19/2034 ^		134	106
0.878% due 01/19/2035		4,708	3,464
0.938% due 01/19/2035 ^		952	646
0.978% due 11/19/2034		443	361
0.978% due 12/19/2036 ^		18,866	15,705
1.297% due 06/19/2034		59	58
2.292% due 11/19/2034		134	124
2.538% due 12/19/2035 ^		5,770	4,456
2.542% due 06/19/2045 ^		7,531	4,933
2.551% due 08/19/2036 ^		2,251	1,653
2.608% due 07/19/2035		4,302	3,901
2.647% due 12/19/2035 ^		56	50
2.650% due 08/19/2034		3,070	3,135
2.702% due 12/19/2035		200	183
3.083% due 06/19/2036		266	185
3.466% due 06/19/2036 ^		771	512
Hercules Eclipse PLC
0.805% due 10/25/2018	GBP	25,524	37,431
Hipocat FTA
0.241% due 07/15/2036	EUR	247	259
HomeBanc Mortgage Trust
0.474% due 05/25/2037		$520	456
HSI Asset Loan Obligation Resecuritization Trust
6.000% due 08/25/2036		24,395	22,138
HSI Asset Loan Obligation Trust
2.394% due 01/25/2037 ^		1,255	1,013
2.730% due 09/25/2037 ^		19,744	16,204
4.923% due 01/25/2037		114	96
Impac CMB Trust
0.454% due 10/25/2035		19,485	16,368
0.694% due 04/25/2035		7,546	6,985
0.811% due 09/25/2034		552	530
Impac Secured Assets Trust
0.371% due 05/25/2036		173	144
0.524% due 05/25/2036		4,215	4,101
Indus Eclipse PLC
0.735% due 01/25/2020	GBP	10,230	15,002
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032		$27	26

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Mortgage Loan Trust
0.304% due 10/25/2036	$235	$201
0.364% due 09/25/2046	1,577	1,358
0.374% due 10/25/2036	4,032	3,462
0.374% due 06/25/2047	48,590	37,371
0.381% due 05/25/2046	2,133	1,823
0.404% due 04/25/2035	2,305	2,026
0.404% due 07/25/2046	25,214	20,703
0.414% due 04/25/2035	14,589	13,060
0.414% due 07/25/2035	581	510
0.454% due 03/25/2035	4,262	3,785
0.454% due 07/25/2035	754	468
0.474% due 06/25/2037 ^	907	507
0.494% due 02/25/2035	549	512
0.514% due 02/25/2035	1,998	1,652
0.774% due 04/25/2034	628	605
0.794% due 06/25/2034	22	21
0.814% due 07/25/2045	483	428
0.954% due 10/25/2036	83	64
0.974% due 08/25/2034	158	143
1.051% due 09/25/2034	111	94
2.101% due 06/25/2037 ^	5,091	3,891
2.292% due 06/25/2037	4,314	2,506
2.392% due 06/25/2035 ^	252	210
2.417% due 08/25/2035	795	697
2.426% due 01/25/2036	526	493
2.462% due 03/25/2035	3,292	3,300
2.469% due 03/25/2035	109	110
2.499% due 01/25/2035	1,926	1,805
2.514% due 09/25/2036	11,356	9,533
2.529% due 11/25/2035 ^	20,312	15,673
2.530% due 07/25/2035	12,512	8,961
2.554% due 03/25/2035	15	14
2.575% due 04/25/2035	72	64
2.579% due 01/25/2036 ^	433	361
2.607% due 01/25/2036	4,509	4,139
2.659% due 10/25/2034	93	91
2.681% due 09/25/2036	144	106
2.701% due 10/25/2034	583	589
2.787% due 06/25/2036	463	327
2.807% due 09/25/2037	26,415	20,949
2.824% due 03/25/2037 ^	5,060	4,664
2.918% due 01/25/2037 ^	4,841	4,634
4.149% due 05/25/2036 ^	47,808	40,846
4.285% due 08/25/2037	162	137
4.304% due 06/25/2036	1,596	1,511
4.358% due 11/25/2035 ^	8,581	7,029
4.507% due 08/25/2035	390	330
4.544% due 09/25/2035	921	791
4.631% due 07/25/2036	3,985	3,526
4.649% due 10/25/2035	321	272
4.756% due 11/25/2035 ^	1,489	1,396
4.800% due 12/25/2035 ^	66	52
4.901% due 01/25/2037	30,532	28,932
6.250% due 11/25/2037 ^	3,184	2,746
6.500% due 09/25/2037	183	165

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	39

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMBB Commercial Mortgage Securities Trust
1.000% due 08/15/2046 (a)	$107,327	$4,545
JPMorgan Alternative Loan Trust
0.444% due 03/25/2036 ^	2,982	2,780
2.579% due 05/25/2036 ^	2,559	2,093
5.500% due 02/25/2021 ^	240	234
6.310% due 08/25/2036 ^	39,560	31,969
JPMorgan Chase Commercial Mortgage Securities Trust
0.372% due 09/12/2037 (a)	188,248	154
1.568% due 04/15/2046 (a)	184,658	15,656
1.838% due 11/15/2043 (a)	190,866	10,527
1.923% due 05/15/2045 (a)	210,188	18,161
5.257% due 05/15/2047	44,642	46,555
5.724% due 08/12/2037	13,512	14,722
JPMorgan Commercial Mortgage-Backed Securities Trust
5.641% due 03/18/2051	2,000	2,144
JPMorgan Mortgage Trust
1.990% due 02/25/2034	16	16
2.050% due 10/25/2033	208	207
2.239% due 06/25/2035	1,082	1,081
2.344% due 11/25/2035	812	776
2.433% due 11/25/2035	82	71
2.466% due 08/25/2036 ^	13,489	11,651
2.476% due 10/25/2035	626	626
2.489% due 07/25/2035	718	721
2.517% due 07/25/2035	4,664	4,605
2.520% due 06/25/2037 ^	732	669
2.523% due 06/25/2035	241	228
2.526% due 08/25/2035	5,809	5,826
2.529% due 08/25/2035 ^	6,607	6,281
2.530% due 04/25/2035	295	297
2.533% due 04/25/2037 ^	2,677	2,407
2.534% due 07/25/2035	92	92
2.539% due 01/25/2037 ^	1,865	1,709
2.545% due 08/25/2036 ^	141	125
2.556% due 07/25/2035	2,217	2,145
2.579% due 07/25/2035	904	894
2.582% due 06/25/2036 ^	5,560	4,818
2.611% due 05/25/2036 ^	8,162	7,304
2.611% due 05/25/2036	1,310	1,211
2.635% due 02/25/2036 ^	716	652
2.638% due 05/25/2036 ^	44	37
2.654% due 08/25/2035	75	75
2.664% due 10/25/2036 ^	1,001	949
2.702% due 04/25/2035	1,620	1,636
2.757% due 04/25/2036 ^	31,771	29,136
2.757% due 04/25/2036	2,241	2,197
4.686% due 04/25/2037 ^	2,090	1,801
4.936% due 04/25/2037 ^	14,498	12,571
4.976% due 10/25/2035	28	26
5.000% due 06/25/2021 ^	754	743
5.000% due 03/25/2022	153	151
5.027% due 09/25/2035	2,141	2,102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.050% due 04/25/2036 ^		$4,628	$4,353
5.064% due 06/25/2036 ^		814	736
5.158% due 06/25/2037 ^		15,978	14,740
5.500% due 01/25/2021 ^		198	195
5.500% due 03/25/2022 ^		114	114
5.500% due 09/25/2035		11,748	11,927
5.500% due 01/25/2036 ^		2,730	2,620
5.500% due 08/25/2037 ^		8,161	7,307
5.509% due 10/25/2036		1,703	1,518
5.750% due 03/25/2037 ^		987	838
6.000% due 07/25/2036 ^		9,255	8,489
6.000% due 06/25/2037 ^		31,345	27,181
6.000% due 08/25/2037 ^		2,549	2,320
6.500% due 09/25/2035		614	636
7.000% due 08/25/2037 ^		1,807	1,673
JPMorgan Resecuritization Trust
4.500% due 11/26/2034		63	63
KGS Alpha SBA Trust
1.055% due 04/25/2038		89,219	4,009
Kildare Securities Ltd.
0.236% due 12/10/2043	EUR	22,700	23,198
Lavender Trust
6.250% due 10/26/2036		$3,508	3,728
LB Commercial Mortgage Trust
5.517% due 07/15/2044		54,900	58,788
5.855% due 07/15/2044		46,252	50,369
LB-UBS Commercial Mortgage Trust
0.539% due 02/15/2040 (a)		31,399	338
5.858% due 07/15/2040		22,681	23,827
Lehman Mortgage Trust
1.074% due 12/25/2035 ^		3,518	2,749
5.451% due 01/25/2036 ^		7,044	6,623
5.500% due 11/25/2035 ^		433	413
5.500% due 12/25/2035 ^		105	95
5.683% due 12/25/2035		8,073	6,703
5.989% due 04/25/2036		9,384	8,815
6.500% due 09/25/2037 ^		12,074	10,566
6.526% due 03/25/2037 ^(a)		27,862	6,732
Lehman XS Trust
0.274% due 05/25/2046 ^		2,364	2,043
0.334% due 03/25/2047 ^		4,393	3,411
0.364% due 11/25/2046		472	398
0.374% due 08/25/2046 ^		2,565	1,979
0.374% due 11/25/2046 ^		23,813	18,220
0.374% due 07/25/2047 ^		25,019	18,604
0.384% due 09/25/2046		272	214
0.444% due 02/25/2036		481	408
0.474% due 12/25/2035 ^		34	20
1.024% due 09/25/2047		6,267	5,030
5.110% due 07/25/2035 ^		2,262	2,127
Luminent Mortgage Trust
0.374% due 02/25/2046		224	169
Mach One Commercial Mortgage-Backed Trust
6.144% due 05/28/2040		2,434	2,462

40	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mansard Mortgages PLC
1.214% due 12/15/2049	GBP	19,661	$28,578
MASTR Adjustable Rate Mortgages Trust
0.384% due 04/25/2046		$2,815	2,142
0.414% due 05/25/2037		1,255	856
0.514% due 05/25/2047 ^		4,845	2,257
1.676% due 09/25/2034		231	214
2.042% due 09/25/2033		1,356	1,365
2.178% due 05/25/2034		498	493
2.271% due 07/25/2035 ^		5,099	4,343
2.397% due 12/25/2033		616	604
2.470% due 01/25/2036		34,114	34,049
2.484% due 12/25/2033		369	366
2.500% due 10/25/2032		428	428
2.500% due 01/25/2034		178	147
2.500% due 07/25/2035 ^		1,143	991
2.588% due 07/25/2034		2,018	2,033
2.628% due 02/25/2036		106	104
2.645% due 04/21/2034		135	136
2.654% due 12/21/2034		401	357
2.667% due 11/21/2034		1,603	1,641
2.680% due 09/25/2035 ^		1,608	1,224
2.781% due 11/25/2036		206	188
3.021% due 10/25/2034		852	755
4.642% due 10/25/2032		662	641
5.148% due 06/25/2035		445	418
MASTR Alternative Loan Trust
5.500% due 07/25/2034		6,524	6,785
6.500% due 12/25/2034		118	121
7.000% due 06/25/2034		54	58
MASTR Asset Securitization Trust
5.500% due 07/25/2033		37	40
5.500% due 06/26/2034		231	228
5.750% due 02/25/2021		1,002	1,011
6.000% due 10/25/2022		63	62
6.000% due 06/25/2036 ^		802	768
MASTR Reperforming Loan Trust
0.524% due 05/25/2035		891	739
4.715% due 05/25/2036		328	310
MASTR Seasoned Securitization Trust
2.436% due 10/25/2032		294	296
2.495% due 10/25/2032		45	45
3.291% due 10/25/2032		773	760
6.500% due 08/25/2032		143	155
MBS Bancaja Fondo de Titulizacion de Activos
0.195% due 02/25/2038	EUR	4,005	4,226
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.875% due 11/15/2031		$647	637
0.915% due 09/15/2030		1,036	1,027
Merrill Lynch Alternative Note Asset Trust
0.344% due 02/25/2037		12,725	11,854
0.474% due 03/25/2037		381	187
2.860% due 06/25/2037 ^		42,508	31,587

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035	$1,702	$1,599
0.424% due 08/25/2036	20	19
0.634% due 03/25/2030	357	348
0.787% due 07/25/2030	6,411	6,220
0.831% due 11/25/2029	3,546	3,437
0.834% due 06/25/2028	28	27
0.854% due 04/25/2028	43	42
0.895% due 03/25/2030	836	807
0.957% due 01/25/2030	186	182
1.030% due 11/25/2029	290	281
1.037% due 01/25/2029	1,118	1,075
1.075% due 10/25/2028	238	237
1.172% due 10/25/2035	13	13
1.887% due 01/25/2029	85	85
1.940% due 01/25/2029	4,842	4,615
2.016% due 05/25/2029	239	240
2.099% due 09/25/2029	993	994
2.117% due 05/25/2036	2,117	2,105
2.123% due 04/25/2029	817	808
2.129% due 04/25/2035	319	305
2.132% due 12/25/2034	2,018	1,999
2.216% due 02/25/2033	78	75
2.356% due 05/25/2036	363	363
2.379% due 02/25/2034	242	244
2.447% due 09/25/2033	25	25
2.452% due 07/25/2035	3,052	2,724
2.464% due 02/25/2035	5,846	5,851
2.471% due 06/25/2035	4,700	4,539
2.527% due 06/25/2037	842	810
2.529% due 12/25/2034	82	81
2.543% due 07/25/2035 ^	1,463	1,222
2.604% due 05/25/2036	730	695
2.611% due 12/25/2035	191	180
2.658% due 05/25/2034	294	290
2.729% due 03/25/2036 ^	5,217	3,525
5.025% due 09/25/2035 ^	202	185
Merrill Lynch Mortgage Trust
0.374% due 02/12/2051 (a)	120,962	1,109
0.478% due 08/12/2039 (a)	1,603	3
Merrill Lynch Mortgage-Backed Securities Trust
2.620% due 08/25/2036 ^	29,865	27,734
2.839% due 06/25/2037 ^	43	36
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.874% due 08/12/2049	8,000	8,683
Morgan Stanley Bank of America Merrill Lynch Trust
1.300% due 02/15/2047 (a)	99,581	6,778
2.131% due 11/15/2045 (a)	130,939	11,941
Morgan Stanley Capital Trust
0.234% due 11/12/2049 (a)	37,347	193
Morgan Stanley Dean Witter Capital, Inc. Trust
5.980% due 09/15/2037	3,388	3,540

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley Mortgage Loan Trust
0.547% due 10/25/2034		$150	$144
2.071% due 07/25/2034		548	548
2.133% due 06/25/2036		2,452	2,392
2.419% due 10/25/2034		239	237
2.457% due 07/25/2034		683	683
2.457% due 08/25/2034		118	119
2.646% due 07/25/2035		1,045	973
4.816% due 11/25/2037 ^		9,895	7,574
5.177% due 09/25/2035 ^		201	154
5.207% due 11/25/2035		186	142
5.270% due 07/25/2035		726	692
5.500% due 11/25/2035		213	204
5.574% due 12/25/2035		1,365	1,249
5.750% due 09/25/2022 ^		14	14
6.000% due 08/25/2037 ^		939	842
6.000% due 08/25/2037		8	7
6.513% due 08/25/2036 ^		9,644	5,507
Morgan Stanley Re-REMIC Trust
2.635% due 02/26/2036		17,261	17,135
5.250% due 05/26/2037		32,517	29,787
Mortgage Equity Conversion Asset Trust
0.740% due 05/25/2042		147,042	127,191
MortgageIT Trust
0.424% due 11/25/2035		14,018	11,632
Mortgages PLC
1.023% due 10/31/2038	GBP	1,688	2,450
NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034		$1,176	1,197
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035		2,312	2,380
Newgate Funding PLC
0.627% due 12/15/2050	EUR	905	952
0.733% due 12/01/2050	GBP	3,500	4,967
1.277% due 12/15/2050	EUR	4,918	5,000
1.527% due 12/15/2050		8,228	8,055
1.564% due 12/15/2050	GBP	26,103	37,423
1.814% due 12/15/2050		7,377	10,314
Nomura Asset Acceptance Corp.
0.454% due 04/25/2037		$299	237
2.426% due 10/25/2035		703	657
2.599% due 02/25/2036		4,373	3,798
2.951% due 02/25/2036 ^		1,345	1,087
5.159% due 03/25/2035		63	65
5.500% due 05/25/2033		17	18
6.000% due 05/25/2033		8	9
6.215% due 08/25/2036 ^		8,558	4,655
6.431% due 08/25/2036 ^		3,651	1,985
7.000% due 04/25/2033		8	8
Nomura Resecuritization Trust
0.724% due 08/27/2047		240,806	137,236
NovaStar Mortgage Funding Trust
0.364% due 09/25/2046		4,439	3,810

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.424% due 12/25/2035		$969	$967
Preferred Residential Securities PLC
1.664% due 12/15/2041	GBP	753	1,090
Prime Mortgage Trust
7.000% due 07/25/2034		$546	555
Provident Funding Mortgage Loan Trust
0.464% due 05/25/2035		4,904	4,742
2.413% due 10/25/2035		323	316
2.492% due 05/25/2035		1,224	1,226
2.519% due 04/25/2034		151	152
RAAC Trust
5.880% due 01/25/2017		4	4
RBSSP Resecuritization Trust
0.421% due 03/26/2037		33,088	32,299
0.434% due 05/28/2047		57,317	39,908
0.494% due 08/26/2045		114	75
2.194% due 12/26/2036		40,747	30,310
2.257% due 10/26/2036		20,704	12,549
3.106% due 08/28/2047		370,796	276,783
3.862% due 12/26/2036 ^		9,966	6,759
6.329% due 03/26/2036		19,019	11,624
Regal Trust
2.186% due 09/29/2031		778	646
Residential Accredit Loans, Inc. Trust
0.324% due 02/25/2047		24,537	14,139
0.354% due 11/25/2036		6,112	4,451
0.354% due 06/25/2046		77,127	34,871
0.374% due 05/25/2047		4,395	3,678
0.379% due 09/25/2046		13,425	8,745
0.424% due 02/25/2036 ^		937	668
0.444% due 05/25/2046 ^		3,462	1,670
0.454% due 12/25/2045		962	698
0.474% due 08/25/2035		9,867	7,730
0.504% due 03/25/2037		313	115
0.534% due 01/25/2037 ^		2,264	1,410
0.574% due 03/25/2033		71	70
0.574% due 06/25/2036		658	437
1.128% due 01/25/2046		38,287	27,349
1.481% due 09/25/2045		1,333	1,136
3.069% due 07/25/2035		20,711	17,404
3.171% due 08/25/2035 ^		825	456
3.366% due 12/26/2034		324	240
3.420% due 07/25/2035		200	162
3.552% due 12/25/2035		18,790	16,249
5.000% due 09/25/2019		147	150
5.500% due 01/25/2035		3,894	3,964
5.500% due 08/25/2035 ^		89	81
5.750% due 12/25/2021		484	465
6.000% due 10/25/2034		21,577	22,760
6.000% due 08/25/2035 ^		1,356	1,266
6.000% due 10/25/2035 ^		21,982	17,384
6.000% due 12/25/2035 ^		7,439	6,677

42	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2036 ^		$1,176	$997
6.000% due 09/25/2036		9,372	7,670
6.000% due 01/25/2037		329	282
6.000% due 02/25/2037 ^		30,102	24,201
6.000% due 05/25/2037 ^		3,765	3,189
6.000% due 06/25/2037 ^		21,603	18,410
Residential Asset Mortgage Products Trust
7.000% due 11/25/2031		214	228
7.500% due 12/25/2031		77	81
7.500% due 05/25/2032		116	118
7.500% due 07/25/2032		905	874
Residential Asset Securitization Trust
0.524% due 06/25/2036		10,289	4,945
4.750% due 02/25/2019		45	46
5.500% due 07/25/2035		2,584	2,374
6.000% due 11/25/2036 ^		9,302	6,527
6.000% due 01/25/2037 ^		6,226	4,627
6.250% due 11/25/2036		2,680	1,928
6.500% due 09/25/2036		5,437	4,131
Residential Funding Mortgage Securities, Inc. Trust
2.698% due 08/25/2035 ^		5,917	4,739
2.737% due 09/25/2035		2,740	2,307
3.664% due 10/25/2037 ^		21,153	17,345
3.752% due 09/25/2036 ^		341	299
3.777% due 04/25/2037		4,238	3,650
5.250% due 01/25/2036 ^		243	226
5.500% due 03/25/2037 ^		9,685	8,639
5.786% due 07/27/2037 ^		478	419
5.874% due 10/25/2037 ^		20,259	16,476
6.000% due 04/25/2037 ^		9,827	8,820
6.000% due 10/25/2037 ^		1,423	1,209
6.500% due 03/25/2032		94	98
Rivoli Pan Europe PLC
0.234% due 08/03/2018	EUR	3,014	3,211
RMAC Securities PLC
0.418% due 06/12/2044		$4,389	4,127
0.712% due 06/12/2044	GBP	15,133	21,255
0.732% due 06/12/2044		2,549	3,559
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$2,008	2,094
5.336% due 05/16/2047		13,392	13,948
Sandwell Commercial Finance PLC
2.005% due 05/11/2039	GBP	4,000	5,375
Sequoia Mortgage Trust
0.526% due 07/20/2033		$147	139
0.796% due 08/20/2034		1,502	1,431
0.816% due 01/20/2034		733	703
0.836% due 06/20/2033		1,118	1,072
0.876% due 09/20/2034		898	863
0.936% due 10/20/2027		10	9
0.936% due 04/20/2033		237	228
0.976% due 10/20/2027		123	121
0.983% due 11/20/2034		626	599
1.185% due 04/20/2033		1,129	1,123

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.336% due 01/20/2047 ^		$777	$644
2.466% due 02/20/2047		546	472
2.480% due 09/20/2046 ^		10,505	8,421
2.612% due 08/20/2047		16,839	13,917
2.743% due 09/20/2046 ^		1,195	944
2.827% due 07/20/2037		1,194	1,006
5.023% due 07/20/2037 ^		15,436	14,594
Silver Oak Ltd.
1.715% due 06/21/2018		9,000	9,108
Silverstone Master Issuer PLC
1.806% due 01/21/2055		667	672
Southern Pacific Financing PLC
1.162% due 12/10/2042	GBP	480	665
Structured Adjustable Rate Mortgage Loan Trust
0.404% due 05/25/2035		$18	18
0.651% due 06/25/2035		124	124
1.324% due 12/25/2037		16,816	11,437
1.878% due 10/25/2037 ^		8,948	6,002
2.387% due 04/25/2034		26	25
2.392% due 05/25/2035		66	58
2.403% due 12/25/2034		3,498	3,467
2.409% due 05/25/2035		16,373	15,457
2.415% due 06/25/2034		370	371
2.427% due 05/25/2034		765	765
2.433% due 09/25/2034		224	222
2.435% due 03/25/2035		19,539	17,556
2.459% due 10/25/2034		303	301
2.462% due 12/25/2035		496	385
2.462% due 12/25/2035 ^		3,778	3,672
2.474% due 08/25/2034		49	48
2.476% due 04/25/2035		183	175
2.487% due 03/25/2035		2,682	2,637
2.488% due 11/25/2034		698	690
2.490% due 09/25/2035		11,543	10,316
2.494% due 12/25/2034		101	97
2.499% due 11/25/2034		3,434	3,458
2.537% due 08/25/2035		3,146	2,954
2.538% due 11/25/2035 ^		372	296
2.548% due 11/25/2035		846	665
2.557% due 09/25/2036 ^		25,194	16,229
4.310% due 02/25/2037 ^		3,449	3,304
4.409% due 09/25/2036 ^		21,831	17,357
4.431% due 01/25/2037 ^		13,941	11,111
4.515% due 07/25/2037 ^		89	75
4.559% due 05/25/2036 ^		10,717	7,860
4.602% due 09/25/2036 ^		6,403	5,202
4.733% due 02/25/2037 ^		5,518	5,311
4.779% due 11/25/2035 ^		2,456	2,105
4.795% due 05/25/2036 ^		29	22
4.800% due 10/25/2035 ^		7,263	6,576
4.962% due 02/25/2036 ^		12,208	10,131
5.008% due 01/25/2036 ^		8,977	6,595
5.009% due 05/25/2036 ^		718	666
5.034% due 07/25/2035 ^		9,898	8,587
5.146% due 03/25/2036 ^		2,807	2,337
5.267% due 02/25/2036 ^		14,919	11,465

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Structured Asset Mortgage Investments Trust
0.294% due 08/25/2036		$13,756	$10,812
0.354% due 07/25/2046		23,986	19,465
0.364% due 06/25/2036		5,782	4,846
0.364% due 07/25/2046 ^		14,541	9,435
0.364% due 07/25/2046		240	193
0.374% due 05/25/2036		22,994	17,247
0.384% due 04/25/2036		43,268	31,793
0.384% due 08/25/2036		17,643	13,999
0.384% due 05/25/2046		767	571
0.384% due 09/25/2047 ^		47,933	34,068
0.404% due 02/25/2036		88,680	71,273
0.404% due 05/25/2045		1,144	1,013
0.404% due 07/25/2046 ^		58	23
0.428% due 07/19/2035		5,167	4,485
0.454% due 02/25/2036		29,274	23,697
0.474% due 08/25/2036 ^		7,448	3,132
0.858% due 05/19/2035		3,068	2,996
2.523% due 02/19/2035		11	11
3.568% due 05/25/2045		225	172
Structured Asset Securities Corp.
0.524% due 04/25/2035		634	530
2.472% due 12/25/2033		251	246
Structured Asset Securities Corp. Mortgage Loan Trust
0.774% due 10/25/2027		814	800
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.353% due 03/25/2033		295	295
2.380% due 07/25/2033		825	839
2.393% due 01/25/2034		395	384
2.397% due 08/25/2032		76	75
2.438% due 09/25/2033		771	770
2.479% due 11/25/2033		252	249
2.596% due 11/25/2033		607	596
2.743% due 09/25/2032		41	41
5.500% due 07/25/2034		17,986	18,464
5.750% due 09/25/2034		857	850
Structured Asset Securities Corp. Trust
5.750% due 02/25/2035		10,273	10,738
Suntrust Adjustable Rate Mortgage Loan Trust
2.712% due 04/25/2037 ^		5,647	4,716
2.863% due 10/25/2037 ^		3,006	2,694
6.013% due 02/25/2037 ^		1,188	1,168
Taurus CMBS PLC
0.255% due 04/22/2015	EUR	7,128	7,533
TDA CAM Fondo de Titulizacion de Activos
0.275% due 09/22/2032		1,255	1,335
TDA Mixto Fondo de Titulizacion de Activos
0.274% due 06/22/2045		858	901
0.284% due 03/22/2035		1,270	1,340
0.304% due 03/22/2035		955	1,008
0.325% due 12/27/2030		701	744
0.325% due 09/30/2032		99	106

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Thornburg Mortgage Securities Trust
0.714% due 03/25/2044		$297	$267
1.959% due 12/25/2044		111	108
2.013% due 10/25/2043		643	632
5.750% due 06/25/2047		37,198	37,393
TIAA CMBS Trust
5.770% due 06/19/2033		4,628	4,678
UBS Commercial Mortgage Trust
2.278% due 05/10/2045 (a)		187,517	21,379
UBS-Barclays Commercial Mortgage Trust
1.330% due 04/10/2046 (a)		85,296	6,497
Utrecht Funding BV
3.054% due 07/28/2016	EUR	1,814	1,955
Wachovia Bank Commercial Mortgage Trust
5.509% due 04/15/2047		$3,525	3,721
5.707% due 06/15/2049		25,094	26,962
5.964% due 02/15/2051		18,681	20,156
Wachovia Mortgage Loan Trust LLC
2.490% due 10/20/2035 ^		898	788
2.508% due 10/20/2035		777	790
2.672% due 08/20/2035 ^		745	650
2.673% due 05/20/2036		637	612
5.418% due 10/20/2035		3,391	3,344
6.064% due 03/20/2037 ^		221	205
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045		4,843	4,560
WaMu Mortgage Pass-Through Certificates Trust
0.404% due 04/25/2045		16,341	15,522
0.434% due 11/25/2045		1,282	1,186
0.444% due 12/25/2045		5,679	5,289
0.464% due 12/25/2045		10,604	9,661
0.484% due 01/25/2045		2,168	2,025
0.494% due 07/25/2045		5,916	5,694
0.504% due 01/25/2045		14,841	13,779
0.514% due 01/25/2045		9,482	8,986
0.524% due 01/25/2045		252	234
0.578% due 10/25/2044		3,661	3,553
0.588% due 10/25/2044		4,748	4,425
0.594% due 07/25/2044		667	644
0.614% due 07/25/2044		18,054	16,759
0.858% due 01/25/2047		3,104	2,826
0.868% due 01/25/2047		3,577	2,927
0.878% due 06/25/2047		10,707	9,273
0.888% due 04/25/2047		165	94
0.914% due 11/25/2034		5,064	4,826
0.954% due 10/25/2045		3,899	3,777
1.054% due 11/25/2034		101	96
1.061% due 05/25/2046		17,762	16,536
1.088% due 09/25/2046		17,367	14,836
1.108% due 06/25/2046		1,987	1,862
1.108% due 07/25/2046		30,632	26,042
1.118% due 06/25/2046		4,957	4,365
1.128% due 02/25/2046		1,494	1,419
1.198% due 01/25/2046		1,180	1,145

44	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.328% due 11/25/2042	$393	$370
1.528% due 08/25/2042	224	206
1.728% due 10/25/2036 ^	3,198	2,687
1.782% due 01/25/2037 ^	19,258	16,483
1.853% due 10/25/2036 ^	767	655
1.865% due 01/25/2037 ^	2,301	1,999
1.868% due 12/19/2039	199	196
1.936% due 11/25/2036 ^	2,468	2,103
1.959% due 11/25/2036 ^	10,036	8,937
2.011% due 12/25/2036 ^	460	405
2.014% due 12/25/2036 ^	158	134
2.042% due 06/25/2037 ^	5,098	4,521
2.059% due 09/25/2036	23,123	20,695
2.137% due 03/25/2037 ^	54,555	48,375
2.192% due 07/25/2046	12,185	11,027
2.194% due 12/25/2036 ^	10,659	9,628
2.237% due 09/25/2036 ^	1,328	1,204
2.253% due 07/25/2037 ^	30,724	27,564
2.277% due 02/25/2037 ^	48,707	42,214
2.284% due 02/25/2037 ^	56,176	50,283
2.325% due 03/25/2036	7,181	6,695
2.330% due 10/25/2035	10,542	10,271
2.342% due 12/25/2035	5,553	5,374
2.356% due 03/25/2037	5,551	5,279
2.358% due 01/25/2036	3,227	3,099
2.361% due 05/25/2037 ^	22,953	18,940
2.364% due 02/25/2037 ^	1,160	1,025
2.393% due 02/25/2033	1,156	1,143
2.393% due 09/25/2035	1,192	1,150
2.399% due 08/25/2034	2,220	2,220
2.422% due 01/25/2036	9,097	8,106
2.441% due 03/25/2035	4,345	4,329
3.800% due 01/25/2037 ^	13,077	12,004
4.224% due 03/25/2037 ^	33,385	30,681
4.396% due 02/25/2037 ^	8,174	7,660
4.477% due 04/25/2037	48,814	45,492
4.477% due 04/25/2037 ^	11	0
4.484% due 08/25/2036 ^	42,765	39,042
4.519% due 01/25/2036 ^	978	905
4.529% due 07/25/2037 ^	6,732	6,283
4.573% due 05/25/2037	3,696	3,538
5.049% due 08/25/2035	100	95
Washington Mutual Mortgage Pass-Through Certificates Trust
0.364% due 07/25/2046	615	480
0.404% due 12/25/2036	12,514	9,960
0.434% due 12/25/2035	773	647
0.574% due 07/25/2035	3,010	2,405
0.774% due 03/25/2036 ^	3,919	3,002
0.828% due 04/25/2047	10,643	8,517
0.848% due 12/25/2046	14,002	9,819
0.898% due 04/25/2047	14,991	12,065
0.978% due 10/25/2046 ^	34,041	24,488
1.068% due 04/25/2046	2,784	2,202
1.600% due 06/25/2033	134	130
1.624% due 09/25/2035 ^	3,632	3,045

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 03/25/2018	$2	$2
5.500% due 06/25/2035	6,339	6,099
5.500% due 11/25/2035 ^	1,295	1,151
5.750% due 11/25/2035 ^	1,684	1,546
5.750% due 01/25/2036 ^	7,710	6,838
6.000% due 04/25/2036 ^	7,092	6,117
6.500% due 03/25/2036	25,778	20,437
6.500% due 05/25/2036 ^	10,949	7,743
6.500% due 08/25/2036 ^	57,793	43,349
7.500% due 04/25/2033	41	45
Wells Fargo Commercial Mortgage Trust
1.404% due 11/15/2043 (a)	98,376	5,640
Wells Fargo Mortgage Loan Trust
2.620% due 12/27/2046	29,110	14,174
Wells Fargo Mortgage-Backed Securities Trust
0.474% due 04/25/2037 ^	1,144	970
2.495% due 09/25/2036 ^	5,009	4,687
2.571% due 10/25/2034	162	162
2.580% due 03/25/2036 ^	1,890	1,839
2.598% due 07/25/2034	179	181
2.602% due 08/25/2033	162	166
2.602% due 06/25/2035	331	334
2.604% due 10/25/2034	21	22
2.604% due 04/25/2036 ^	4,586	4,499
2.605% due 06/25/2035	482	494
2.610% due 10/25/2035	1,091	1,097
2.611% due 11/25/2034	708	708
2.611% due 10/25/2036 ^	3,993	3,696
2.613% due 09/25/2034	222	223
2.614% due 12/25/2034	129	130
2.615% due 06/25/2034	623	628
2.615% due 05/25/2035	747	748
2.616% due 09/25/2034	145	148
2.616% due 03/25/2035	44,937	45,240
2.616% due 08/25/2036	3,325	3,183
2.617% due 02/25/2035	905	912
2.619% due 09/25/2034	420	431
2.619% due 05/25/2036 ^	9,350	8,881
2.620% due 03/25/2036	260	261
2.625% due 07/25/2036 ^	67,185	65,684
2.629% due 04/25/2035	1,564	1,590
2.634% due 07/25/2034	495	506
2.639% due 03/25/2035	233	234
2.641% due 03/25/2035	102	100
2.659% due 03/25/2036 ^	5,152	4,950
5.350% due 06/26/2035	3,089	3,090
5.500% due 08/25/2035	50	52
5.500% due 03/25/2036	1,255	1,288
5.500% due 04/25/2036	371	362
5.500% due 09/25/2037	932	955
5.652% due 04/25/2036	1,859	1,855
5.750% due 03/25/2037 ^	3,701	3,590
5.755% due 04/25/2037 ^	935	919
6.000% due 06/25/2036 ^	1,146	1,130
6.000% due 07/25/2036 ^	336	340

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 08/25/2036 ^		$2,646	$2,609
6.000% due 09/25/2036 ^		225	219
6.000% due 11/25/2036 ^		801	775
6.000% due 06/25/2037 ^		5,781	5,868
6.000% due 07/25/2037 ^		1,775	1,774
6.000% due 08/25/2037 ^		526	520
6.000% due 10/25/2037		1,083	1,102
6.000% due 11/25/2037		341	339
18.910% due 03/25/2036		336	443
Wells Fargo Re-REMIC Trust
5.710% due 05/16/2017		8,501	9,087
Wells Fargo-RBS Commercial Mortgage Trust
0.432% due 03/15/2047 (a)		83,202	3,254
2.404% due 04/15/2045 (a)		96,635	9,931
Windermere CMBS Ltd.
0.505% due 04/22/2018	EUR	14,323	15,063

Total Mortgage-Backed Securities (Cost $9,554,993)			10,238,408

ASSET-BACKED SECURITIES 17.3%
Aames Mortgage Investment Trust
1.371% due 06/25/2035		$10,800	9,378
ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030		24,190	24,152
Accredited Mortgage Loan Trust
0.351% due 04/25/2036		649	645
0.641% due 04/25/2035		2,495	2,291
0.650% due 09/25/2035		7,220	5,724
0.774% due 04/25/2034		1,429	1,300
0.774% due 07/25/2034		12,432	11,294
5.210% due 01/25/2034		3,893	3,801
ACE Securities Corp.
0.234% due 10/25/2036		385	214
0.264% due 07/25/2036 ^		1,989	742
0.291% due 12/25/2036		14,835	7,875
0.324% due 04/25/2036		33,435	30,001
0.324% due 07/25/2036		37,627	15,834
0.329% due 08/25/2036		4,796	4,054
0.414% due 07/25/2036		13,825	5,928
0.474% due 12/25/2045		984	979
0.501% due 11/25/2035		3,581	3,508
0.744% due 07/25/2035		5,000	4,554
0.824% due 07/25/2035		18,000	15,175
0.844% due 07/25/2035		17,500	13,665
0.874% due 08/25/2045		8,334	8,104
0.974% due 02/25/2034		536	515
1.074% due 09/25/2033		292	276
1.149% due 06/25/2034		16,411	15,860
1.224% due 12/25/2033		2,720	2,588
1.254% due 02/25/2035		1,453	1,425
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.774% due 06/25/2034		51	51

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.224% due 01/25/2034		$588	$562
AFC Home Equity Loan Trust
0.774% due 09/27/2027		209	193
1.054% due 02/25/2029		642	552
Alba SPV SRL
1.569% due 04/20/2040	EUR	19,825	21,545
ALESCO Preferred Funding Ltd.
0.573% due 07/15/2037		$29,077	22,112
0.585% due 09/23/2037		21,602	15,989
ALM Ltd.
1.488% due 02/13/2023		10,000	9,992
AMAC CDO Funding
0.448% due 11/23/2050		7,448	7,299
0.473% due 11/23/2050		27,881	26,835
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.604% due 01/25/2036		15,183	13,145
0.624% due 01/25/2036		6,211	5,691
0.774% due 08/25/2035		11,484	11,356
0.824% due 08/25/2035		12,300	10,808
0.871% due 11/25/2033		214	192
0.894% due 03/25/2035		4,000	3,855
0.969% due 03/25/2035		9,000	7,890
1.089% due 01/25/2035		1,189	949
1.161% due 11/25/2034		24,699	23,148
1.191% due 08/25/2034		10,756	9,336
1.194% due 10/25/2034		3,800	3,401
1.206% due 12/25/2033		944	902
1.899% due 05/25/2034		11,176	8,327
3.699% due 11/25/2032 ^		32	1
3.790% due 07/25/2033		3,404	3,057
5.140% due 10/25/2033		118	119
5.796% due 12/25/2033		62	60
Amortizing Residential Collateral Trust
0.754% due 07/25/2032		1,027	956
Aquilae CLO PLC
0.401% due 01/17/2023	EUR	1,534	1,639
Ares CLO Ltd.
0.892% due 11/25/2020		$7,252	7,222
Argent Securities Trust
0.264% due 07/25/2036		6,952	3,154
0.324% due 07/25/2036		31,210	14,325
0.354% due 04/25/2036		7,355	3,108
0.414% due 06/25/2036		7,483	2,790
0.414% due 10/25/2036		6,102	2,765
0.444% due 05/25/2036		16,732	6,293
0.454% due 04/25/2036		4,585	1,973
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.404% due 01/25/2036		2,387	1,849
0.664% due 10/25/2035		8,000	6,421
1.206% due 01/25/2034		4,178	4,043
1.221% due 12/25/2033		706	664

46	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Funding Certificates Trust
0.284% due 01/25/2037		$11,291	$6,980
0.334% due 11/25/2036		17,020	9,347
0.334% due 01/25/2037		42,407	26,416
0.394% due 01/25/2037		38,401	24,138
0.849% due 06/25/2035		18,205	16,614
0.874% due 06/25/2034		3,316	3,117
1.174% due 06/25/2037		5,756	3,976
1.299% due 12/25/2032		2,190	2,088
Asset-Backed Securities Corp. Home Equity Loan Trust
0.311% due 07/25/2036		701	633
1.074% due 06/25/2035		14,798	12,702
1.119% due 05/25/2035		3,500	3,315
1.147% due 12/15/2033		8,098	7,805
1.371% due 06/25/2034		3,430	2,885
1.825% due 03/15/2032		539	518
Associates Manufactured Housing Pass-Through Certificates
7.025% due 03/15/2028		1,829	1,848
7.150% due 03/15/2028		5,545	6,613
Avoca CLO PLC
0.348% due 09/15/2021	EUR	481	515
Babson CLO Ltd.
2.255% due 09/28/2021		$2,500	2,502
BankAmerica Manufactured Housing Contract Trust
7.930% due 12/10/2025		5,000	6,089
Bayview Financial Acquisition Trust
0.528% due 05/28/2037		11,292	8,848
0.808% due 05/28/2044		27	27
5.660% due 12/28/2036		345	346
Bayview Financial Asset Trust
0.624% due 03/25/2037		12,325	10,642
0.974% due 03/25/2037		6,405	5,476
0.974% due 12/25/2039		901	861
1.074% due 03/25/2037		6,701	5,561
1.324% due 03/25/2037		3,641	2,803
1.674% due 03/25/2037		3,372	2,327
Bayview Financial Mortgage Pass-Through Trust
0.448% due 04/28/2036		153	150
Bayview Financial Revolving Asset Trust
1.108% due 12/28/2040		7,327	5,476
Bear Stearns Asset-Backed Securities Trust
0.241% due 12/25/2036 ^		89	99
0.281% due 11/25/2036		11,767	11,500
0.304% due 10/25/2036		62	62
0.314% due 10/25/2036		8,595	8,024
0.324% due 06/25/2036		27,498	25,329
0.341% due 12/25/2036 ^		14,379	10,898
0.344% due 05/25/2036 ^		7,522	6,627
0.344% due 10/25/2036		9,002	8,040
0.354% due 06/25/2047		20,882	20,274
0.414% due 06/25/2047		7,000	5,932

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.451% due 04/25/2036		$13,230	$12,426
0.494% due 08/25/2036		7,754	7,698
0.524% due 05/25/2037 ^		14,281	9,071
0.554% due 01/25/2037		1,942	1,497
0.574% due 08/25/2036		6,607	6,431
0.574% due 09/25/2046		9,064	7,800
0.591% due 12/25/2035		7,324	6,187
0.601% due 12/25/2035		6,836	6,017
0.621% due 11/25/2035 ^		8,469	7,365
0.624% due 08/25/2036		7,908	6,685
0.630% due 09/25/2034		234	217
0.664% due 07/25/2035		150	148
0.664% due 06/25/2036		2,965	2,923
0.821% due 08/25/2035		9,474	8,986
0.834% due 10/25/2032		41	39
0.841% due 06/25/2035		10,136	9,018
0.894% due 07/25/2035		15,001	14,681
0.974% due 10/27/2032		90	86
0.974% due 12/25/2042		1,366	1,370
1.071% due 01/25/2036		4,485	3,729
1.146% due 02/25/2034		1,013	933
1.174% due 10/25/2037		5,264	4,955
1.174% due 11/25/2042		1,968	1,878
1.179% due 06/25/2035		7,404	6,844
1.191% due 10/25/2035		19,801	16,909
2.046% due 08/25/2034		1,739	1,614
2.951% due 10/25/2036		238	203
5.500% due 08/25/2036		4,928	4,938
6.000% due 08/25/2036		7,757	6,045
6.500% due 08/25/2036 ^		4,952	3,362
Berica Asset-Backed Security SRL
0.321% due 12/31/2055	EUR	112,847	121,127
0.342% due 11/30/2051		51,198	54,931
BlackRock Senior Income
0.497% due 04/20/2019		$4,044	4,011
BNC Mortgage Loan Trust
0.274% due 03/25/2037		5,620	5,344
0.274% due 05/25/2037		3,245	3,118
Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029		2,326	2,570
6.530% due 10/15/2028		2,687	2,812
6.805% due 12/15/2030		2,705	2,893
6.975% due 12/15/2029		9,286	5,042
7.180% due 12/15/2029		20,399	11,172
7.575% due 06/15/2030		16,524	9,330
Buckingham CDO Ltd.
0.423% due 04/05/2041		753,428	178,562
0.423% due 09/05/2051		1,052,821	160,029
Cadogan Square CLO BV
0.450% due 08/12/2022	EUR	3,160	3,372
Callidus Debt Partners CLO Fund Ltd.
0.501% due 11/20/2020		$4,437	4,415
0.631% due 11/20/2020		8,000	7,839

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Carrington Mortgage Loan Trust
0.324% due 07/25/2036		$104,158	$80,639
0.394% due 01/25/2037		17,797	11,046
0.424% due 10/25/2036		12,048	7,393
0.494% due 10/25/2035		5	5
0.594% due 02/25/2037		1,688	1,059
CDC Mortgage Capital Trust
1.086% due 11/25/2034		208	201
Celf Loan Partners PLC
0.398% due 11/01/2023	EUR	7,925	8,435
Centex Home Equity Loan Trust
0.794% due 09/25/2034		$1,252	1,131
5.210% due 11/25/2028		798	802
Chase Funding Trust
0.674% due 05/25/2032		116	110
0.774% due 07/25/2033		13	12
CHEC Loan Trust
0.814% due 06/25/2034		581	524
CIFC Funding Ltd.
0.516% due 05/10/2021		2,144	2,135
0.522% due 03/01/2021		906	901
CIT Group Home Equity Loan Trust
1.149% due 12/25/2031		364	345
CIT Mortgage Loan Trust
1.424% due 10/25/2037		203	203
1.624% due 10/25/2037		1,380	1,322
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045		2,598	2,197
0.274% due 12/25/2036		7,411	4,538
0.314% due 12/25/2036		2,733	2,441
0.334% due 09/25/2036		11,760	7,775
0.344% due 03/25/2036		776	742
0.354% due 01/25/2037		21,066	14,605
0.354% due 03/25/2037		1,324	1,298
0.374% due 11/25/2045		985	958
0.414% due 10/25/2036		28,400	27,551
0.584% due 10/25/2035		19,526	17,942
0.634% due 09/25/2035		6,037	6,020
0.654% due 09/25/2035 ^		12,600	11,943
1.374% due 09/25/2033		1,205	1,138
5.249% due 08/25/2035		255	249
COA Summit CLO Ltd.
1.607% due 04/20/2023		101,300	101,280
COBALT Commercial Mortgage Trust
0.518% due 04/26/2050		54,114	53,140
0.564% due 04/26/2050		19,983	19,321
Conseco Finance Securitizations Corp.
2.229% due 12/01/2033		23,580	22,721
6.030% due 03/01/2033		5,679	5,781
6.910% due 05/01/2033		37,702	42,018
7.360% due 08/01/2032		9,056	10,002
7.424% due 03/01/2033		18,000	20,074
7.490% due 07/01/2031		53,149	59,397

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.770% due 09/01/2031	$16,313	$18,136
7.954% due 12/01/2033	7,700	8,584
7.960% due 05/01/2031	26,305	20,353
7.970% due 05/01/2032	5,837	3,851
8.060% due 05/01/2031	7,949	5,317
8.200% due 05/01/2031	37,815	30,458
8.310% due 05/01/2032	34,255	23,411
8.850% due 12/01/2030	1,976	1,374
Conseco Financial Corp.
6.040% due 11/01/2029	1	1
6.440% due 12/01/2030	14,774	14,624
6.660% due 06/01/2030	5,818	6,217
6.760% due 03/01/2030	3,894	4,199
6.810% due 12/01/2028	1,495	1,568
6.870% due 01/15/2029	169	175
7.240% due 11/15/2028	15,478	16,630
7.410% due 05/01/2031	917	804
7.550% due 01/15/2029	1,747	1,826
7.860% due 03/01/2030	19,591	17,659
Coronado CDO Ltd.
0.781% due 09/04/2038	47,104	45,220
Countrywide Asset-Backed Certificates
0.294% due 06/25/2047	2,428	2,405
0.314% due 05/25/2037	129,352	106,471
0.314% due 07/25/2037	103,300	83,004
0.314% due 08/25/2037	29,000	23,945
0.321% due 01/25/2037	13,974	13,307
0.324% due 05/25/2037	36,782	32,774
0.324% due 06/25/2047	26,100	22,027
0.344% due 05/25/2037	8,718	7,796
0.344% due 06/25/2047	7,675	6,895
0.344% due 09/25/2047	16,664	16,423
0.354% due 07/25/2036	8,843	8,698
0.354% due 09/25/2036	2,070	2,030
0.354% due 11/25/2047	72,286	56,654
0.361% due 07/25/2036	3,968	3,892
0.364% due 06/25/2036	798	781
0.364% due 06/25/2047	45,397	39,264
0.394% due 09/25/2037	18,468	14,408
0.394% due 06/25/2047	33,216	18,704
0.394% due 09/25/2047	37,452	27,753
0.404% due 05/25/2037	13,000	7,949
0.404% due 07/25/2037	5,000	2,232
0.414% due 04/25/2036	24,894	19,576
0.414% due 06/25/2037	13,500	11,967
0.421% due 04/25/2036	141	140
0.424% due 03/25/2036 ^	24,729	21,611
0.471% due 07/25/2036	2,000	1,796
0.494% due 10/25/2036	5,777	4,800
0.504% due 07/25/2036	2,653	2,182
0.514% due 12/25/2036 ^	26,594	18,255
0.524% due 03/25/2036 ^	4,934	4,406
0.524% due 05/25/2046	4,487	4,312
0.559% due 11/25/2035	4,594	4,401
0.624% due 03/25/2047 ^	14,321	10,149

48	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.634% due 11/25/2035	$1,247	$1,235
0.634% due 01/25/2036	12,500	12,302
0.674% due 01/25/2036	8,000	6,624
0.694% due 01/25/2036	23,050	20,346
0.874% due 12/25/2033	2,615	2,503
0.924% due 05/25/2034	2,978	2,847
0.974% due 10/25/2035	18,495	11,581
1.031% due 05/25/2033	251	220
1.174% due 08/25/2047	3,608	3,302
1.224% due 07/25/2033	1,825	1,736
1.224% due 11/25/2034	19,052	17,973
1.239% due 08/25/2035	5,000	3,914
4.569% due 04/25/2036	464	471
4.783% due 02/25/2036	1,341	1,299
4.968% due 09/25/2046 ^	774	865
5.099% due 07/25/2036	2,853	2,776
5.188% due 10/25/2046 ^	10,208	9,217
5.834% due 07/25/2034	2,032	3,439
Countrywide Asset-Backed Certificates Trust
0.324% due 02/25/2037	9,065	8,571
0.324% due 04/25/2046	29,723	27,890
0.324% due 03/25/2047	19,071	16,137
0.331% due 09/25/2046	21,155	17,340
0.334% due 03/25/2037	15,637	14,239
0.774% due 08/25/2035	5,464	5,395
0.954% due 11/25/2034	1,145	1,109
0.974% due 08/25/2047	31,000	26,522
1.021% due 04/25/2035	5,000	4,514
1.029% due 08/25/2034	28,977	27,589
1.074% due 11/25/2034	1,041	1,009
4.693% due 10/25/2035	1,522	1,518
4.778% due 02/25/2036	26,171	26,644
4.952% due 02/25/2036	7,072	7,014
5.225% due 10/25/2046 ^	141	138
Countrywide Home Equity Loan Trust
0.405% due 02/15/2036	8,427	7,311
Credit Suisse First Boston Mortgage Securities Corp.
2.521% due 08/25/2032	385	355
Credit-Based Asset Servicing and Securitization LLC
0.231% due 11/25/2036	113	65
0.241% due 01/25/2037 ^	38	17
0.294% due 07/25/2037	11,169	7,485
0.394% due 07/25/2037	7,484	5,079
0.401% due 11/25/2036	5,794	3,384
0.421% due 07/25/2036	12,000	8,611
0.514% due 07/25/2037	10,931	7,523
0.891% due 01/25/2035	12,786	11,608
1.191% due 11/25/2033	1,238	1,185
3.996% due 07/25/2035 ^	1,427	1,431
4.092% due 01/25/2037 ^	308	168
5.703% due 10/25/2036	1,633	1,650
6.280% due 05/25/2035	4,805	4,783
Crest Ltd.
7.100% due 05/27/2036	742	760

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CWCapital COBALT LLC
0.586% due 04/26/2050		$7,013	$6,436
CWCapital COBALT Vr Ltd.
0.823% due 11/28/2022		5,099	4,844
Denali Capital CLO Ltd.
0.946% due 04/21/2020		1,100	1,098
Doral CLO Ltd.
1.720% due 12/19/2022		165,000	165,163
Duke Funding High Grade Ltd.
0.316% due 08/02/2049		777,470	118,564
0.406% due 08/02/2049		311,620	45,185
Educational Funding Co. LLC
0.506% due 10/25/2029		2,204	2,048
EMC Mortgage Loan Trust
0.644% due 04/25/2042		2,173	1,990
0.724% due 03/25/2031		2,029	2,003
0.724% due 08/25/2040		789	772
0.724% due 11/25/2041		58	57
0.914% due 05/25/2040		116	106
Encore Credit Receivables Trust
0.864% due 07/25/2035		11,197	10,013
Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033		767	767
Faxtor ABS BV
0.322% due 11/02/2070	EUR	2,716	2,874
FBR Securitization Trust
0.861% due 11/25/2035		$10,000	8,533
Fieldstone Mortgage Investment Trust
0.364% due 05/25/2036		2,736	1,803
Finance America Mortgage Loan Trust
1.119% due 11/25/2034		387	341
1.224% due 09/25/2033		343	318
First Franklin Mortgage Loan Asset-Backed Certificates
0.999% due 05/25/2034		5,355	4,953
1.884% due 05/25/2034		588	490
First Franklin Mortgage Loan Trust
0.314% due 12/25/2036		5,872	3,678
0.324% due 07/25/2036		11,231	10,740
0.324% due 12/25/2036		22,222	16,694
0.334% due 12/25/2037		41,114	27,746
0.361% due 03/25/2036		2,283	2,210
0.391% due 01/25/2038		605	399
0.434% due 11/25/2036		4,033	3,988
0.534% due 11/25/2035		3,300	2,152
0.554% due 09/25/2035		65	65
0.614% due 05/25/2036		2,000	1,816
0.644% due 07/25/2035		14,436	13,910
0.664% due 09/25/2035		2,275	2,212
0.909% due 12/25/2034		9,097	8,722
1.044% due 09/25/2034		11,389	10,151

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First NLC Trust
0.879% due 12/25/2035		$5,518	$5,124
Four Corners CLO Ltd.
0.507% due 07/22/2020		1,548	1,541
Fremont Home Loan Trust
0.274% due 08/25/2036		6,495	2,675
0.304% due 11/25/2036		32,972	16,062
0.334% due 08/25/2036		45,385	18,893
0.344% due 02/25/2036		26,926	23,022
0.344% due 02/25/2037		17,302	9,775
0.394% due 01/25/2037		37,899	19,770
0.414% due 08/25/2036		3,989	1,681
0.424% due 05/25/2036		7,174	4,255
0.444% due 04/25/2036		22,370	13,672
0.999% due 01/25/2034		3,343	3,065
1.224% due 11/25/2034		6,400	5,677
Gallatin CLO Ltd.
1.523% due 07/15/2023		8,000	7,992
GCO Education Loan Funding Trust
0.382% due 08/25/2028		17,000	16,874
GE-WMC Mortgage Securities Trust
0.214% due 08/25/2036		6	3
Goldman Sachs Asset Management CLO PLC
0.475% due 08/01/2022		11,354	11,301
Gramercy Real Estate CDO Ltd.
0.556% due 07/25/2041		1,950	1,935
0.646% due 07/25/2035		3,114	3,083
Green Tree Servicing LLC
8.970% due 04/25/2038		8,304	8,750
Greenpoint Manufactured Housing
2.172% due 11/22/2031		25,575	25,074
3.282% due 10/14/2031		29,493	30,203
3.321% due 11/17/2031		21,425	19,929
3.672% due 06/08/2031		22,733	22,894
8.300% due 10/15/2026		6,500	6,951
Grosvenor Place CLO BV
0.490% due 07/20/2021	EUR	184	198
0.860% due 07/20/2021		5,000	5,381
GSAA Home Equity Trust
0.244% due 03/25/2036		$46	27
0.354% due 03/25/2036		43,771	26,454
0.394% due 05/25/2047		5,470	3,950
0.414% due 06/25/2036		6,475	3,718
0.444% due 10/25/2035		5,920	5,608
0.544% due 06/25/2035		817	787
0.544% due 10/25/2035		44,000	39,946
5.344% due 09/25/2035		490	446
6.000% due 11/25/2037 ^		1,213	1,080
GSAMP Trust
0.244% due 12/25/2036		455	249
0.254% due 11/25/2036		776	442
0.264% due 01/25/2037		3,987	2,438
0.304% due 01/25/2037		30	30

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.314% due 11/25/2036		$24,443	$14,136
0.324% due 08/25/2036		16,979	13,021
0.354% due 11/25/2035		291	48
0.414% due 12/25/2035		22,097	19,708
0.414% due 06/25/2036		6,859	4,326
0.471% due 10/25/2036 ^		1,832	227
0.604% due 11/25/2035		15,304	13,270
0.664% due 07/25/2045		5,500	5,239
0.694% due 07/25/2045		19,366	15,866
1.324% due 12/25/2034		21,258	16,043
1.374% due 10/25/2034		1,876	1,783
GSRPM Mortgage Loan Trust
0.471% due 09/25/2036		3,444	3,294
0.474% due 03/25/2035		1,562	1,539
Halcyon Loan Investors CLO, Inc.
0.601% due 11/20/2020		6,000	5,912
Halcyon Structured Asset Management Long/Short Ltd.
0.481% due 08/07/2021		5,700	5,692
0.576% due 08/07/2021		35,000	34,755
Home Equity Asset Trust
0.359% due 07/25/2037		20,889	19,839
0.874% due 12/25/2033		97	92
0.931% due 11/25/2032		128	116
1.074% due 11/25/2034		1,393	1,324
1.371% due 06/25/2032		4,124	3,899
HSI Asset Loan Obligation Trust
5.318% due 12/25/2036		13,238	7,869
HSI Asset Securitization Corp. Trust
0.224% due 10/25/2036		392	234
0.544% due 01/25/2036		9,000	8,179
IMC Home Equity Loan Trust
7.520% due 08/20/2028		77	77
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.284% due 11/25/2036		1,327	1,298
0.374% due 07/25/2037		24,621	15,624
0.494% due 04/25/2047		22,801	15,909
0.624% due 08/25/2035		4,354	4,320
ING Investment Management CLO Ltd.
2.703% due 10/15/2022		3,400	3,400
Irwin Whole Loan Home Equity Trust
0.714% due 07/25/2032		1	1
Ivory CDO Ltd.
0.250% due 10/31/2099	EUR	30,582	31,239
IXIS Real Estate Capital Trust
0.374% due 03/25/2036 ^		$9,238	5,820
0.804% due 02/25/2035		3,408	3,043
JPMorgan Mortgage Acquisition Corp.
0.354% due 02/25/2036		9,579	9,201
0.441% due 03/25/2036		10,500	7,161
0.464% due 05/25/2035		15,998	14,631
0.614% due 09/25/2035		14,917	13,438

50	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.644% due 09/25/2035		$10,682	$8,115
JPMorgan Mortgage Acquisition Trust
0.234% due 03/25/2047		345	339
0.271% due 03/25/2047		254	160
0.281% due 08/25/2036		6,496	3,738
0.311% due 10/25/2036		13,868	12,936
0.324% due 05/25/2036		2,459	2,440
0.331% due 05/25/2036		5,381	5,218
0.334% due 01/25/2037		16,246	15,875
0.334% due 05/25/2037		14,700	13,406
0.341% due 04/25/2036		13,733	12,878
0.384% due 03/25/2037		32,847	29,210
0.401% due 07/25/2036		10,000	9,610
0.491% due 04/25/2036		3,803	2,609
3.501% due 01/25/2037 ^		28	21
5.830% due 07/25/2036 ^		8,851	5,333
6.410% due 07/25/2036 ^		12,620	7,598
Lehman ABS Manufactured Housing Contract Trust
5.270% due 04/15/2040		1,115	1,195
Lehman XS Trust
0.321% due 04/25/2037 ^		2,476	1,836
0.344% due 02/25/2037 ^		41,669	23,227
Locat Securitisation Vehicle SRL
0.192% due 12/12/2028	EUR	290	311
Long Beach Mortgage Loan Trust
0.374% due 01/25/2036		$35,997	35,254
0.434% due 05/25/2036		876	469
0.504% due 01/25/2046		257	228
0.554% due 08/25/2045		8,830	8,300
0.604% due 11/25/2035		18,800	16,354
0.966% due 06/25/2034		9,246	8,972
1.029% due 07/25/2034		6,088	5,902
1.299% due 05/25/2032		98	95
1.299% due 07/25/2033		7,128	6,702
3.174% due 11/25/2032		44	39
Madison Avenue Manufactured Housing Contract Trust
2.424% due 03/25/2032		1,263	1,266
3.424% due 03/25/2032		6,000	5,589
Magnetite Ltd.
3.021% due 09/15/2023		18,300	18,365
Marathon Real Estate CDO Ltd.
0.504% due 05/25/2046		48,706	47,308
MASTR Asset-Backed Securities Trust
0.224% due 11/25/2036		10	5
0.224% due 01/25/2037		107	48
0.324% due 08/25/2036		4,804	2,558
0.364% due 01/25/2036		2,014	1,989
0.384% due 11/25/2036		5,590	2,751
0.414% due 06/25/2036		7,377	4,219
0.414% due 08/25/2036		3,622	1,964
0.474% due 01/25/2036		5,288	5,101
0.474% due 05/25/2037		19,420	17,543
0.674% due 10/25/2035 ^		23,283	17,616

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.119% due 05/25/2035	$4,000	$3,833
4.824% due 05/25/2033	8,272	7,878
MASTR Specialized Loan Trust
0.434% due 02/25/2036	7,842	7,002
0.544% due 01/25/2037	18,433	12,170
Mercury CDO Ltd.
0.604% due 12/08/2040	72,999	66,904
Merit Securities Corp.
6.690% due 07/28/2033	1,934	1,986
Merrill Lynch First Franklin Mortgage Loan Trust
0.344% due 04/25/2037	5,315	3,150
0.414% due 05/25/2037	38,790	23,361
0.424% due 04/25/2037	42,666	25,603
0.494% due 05/25/2037	57,715	35,201
Merrill Lynch Mortgage Investors Trust
0.324% due 11/25/2037	33,860	16,772
0.331% due 04/25/2037	17,555	9,008
0.354% due 03/25/2037	5,493	4,737
0.451% due 01/25/2047	5,170	4,912
0.484% due 12/25/2036	5,700	5,280
0.624% due 02/25/2047	48,717	35,845
0.674% due 06/25/2036	13,973	13,249
MESA Trust
3.399% due 11/25/2031 ^	1,203	811
Mid-State Capital Corp. Trust
3.500% due 12/15/2045	11,798	12,179
6.005% due 08/15/2037	3,572	3,761
Mid-State Trust
4.864% due 07/15/2038	1,225	1,311
Morgan Stanley ABS Capital, Inc. Trust
0.304% due 01/25/2037	10,143	6,260
0.314% due 10/25/2036	10,860	6,856
0.314% due 11/25/2036	4,570	3,202
0.314% due 05/25/2037	711	507
0.324% due 09/25/2036	12,081	6,910
0.324% due 10/25/2036	25,574	17,863
0.324% due 12/25/2036	1,701	1,006
0.334% due 09/25/2036	39,794	23,901
0.354% due 01/25/2036	519	518
0.354% due 02/25/2037	35,149	17,352
0.354% due 03/25/2037	41,733	23,492
0.374% due 02/25/2037	2,824	1,725
0.394% due 10/25/2036	2,172	1,388
0.394% due 11/25/2036	6,855	4,843
0.404% due 09/25/2036	2,482	1,509
0.404% due 10/25/2036	14,607	10,311
0.404% due 11/25/2036	5,392	3,493
0.404% due 02/25/2037	21,842	10,865
0.424% due 08/25/2036	14,331	8,999
0.424% due 03/25/2037	67,632	38,451
0.424% due 05/25/2037	33,163	23,998
0.434% due 05/25/2037	17,301	12,673
0.484% due 12/25/2035	21,148	19,144
0.584% due 11/25/2035	22,000	19,476

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.634% due 06/25/2034	$896	$898
0.974% due 07/25/2037	1,868	1,817
0.984% due 04/25/2034	3,480	3,286
1.074% due 05/25/2034	9,525	9,081
1.104% due 07/25/2035	7,500	6,359
1.164% due 06/25/2035	11,200	10,102
1.194% due 10/25/2033	3,509	3,298
1.194% due 11/25/2034	186	170
1.234% due 09/25/2034	323	305
1.254% due 03/25/2033	65	63
1.374% due 06/25/2033	2,556	2,500
1.424% due 07/25/2037	14,010	9,781
Morgan Stanley Dean Witter Capital, Inc. Trust
1.524% due 02/25/2033	1,498	1,434
1.749% due 11/25/2032	3,782	3,637
Morgan Stanley Home Equity Loan Trust
0.274% due 04/25/2037	7,081	4,552
0.344% due 04/25/2037	11,456	7,430
0.504% due 12/25/2035	239	227
0.524% due 04/25/2037	19,343	12,826
Morgan Stanley IXIS Real Estate Capital Trust
0.244% due 11/25/2036	15,395	8,178
0.284% due 11/25/2036	12,049	6,438
0.394% due 11/25/2036	18,502	10,044
Morgan Stanley Mortgage Loan Trust
0.404% due 02/25/2037	723	426
5.622% due 01/25/2047	805	783
5.750% due 04/25/2037 ^	627	490
5.754% due 01/25/2047	14,398	11,725
5.965% due 09/25/2046 ^	7,445	5,241
6.000% due 07/25/2047 ^	792	713
Mountain View Funding CLO Ltd.
0.513% due 04/15/2019	1,166	1,160
MSIM Peconic Bay Ltd.
0.537% due 07/20/2019	306	306
N-Star Real Estate CDO Ltd.
0.651% due 06/16/2041	4,532	4,250
National Collegiate Student Loan Trust
0.304% due 11/27/2028	9,082	8,976
0.314% due 12/27/2027	1,710	1,688
Nationstar Home Equity Loan Trust
0.304% due 06/25/2037	361	349
0.344% due 09/25/2036	79	79
0.404% due 03/25/2037	766	624
0.424% due 06/25/2037	340	247
NCT Funding Ltd.
0.424% due 04/25/2040	8,781	8,342
New Century Home Equity Loan Trust
0.354% due 05/25/2036	1,067	759
0.684% due 07/25/2035	836	746
0.914% due 08/25/2034	181	172
Newcastle CDO Ltd.
0.607% due 12/24/2039	7,187	7,025

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Newcastle Investment Trust
8.114% due 05/01/2033		$183,924	$195,792
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.384% due 11/25/2035		20,318	18,658
NovaStar Mortgage Funding Trust
0.474% due 06/25/2036		3,104	2,069
Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032		5,134	5,144
5.410% due 11/15/2032		6,771	6,798
6.340% due 04/15/2029		604	612
7.945% due 03/15/2022		3,734	2,790
8.150% due 09/15/2029		6,021	4,561
Octagon Investment Partners Ltd.
0.522% due 08/25/2021		8,873	8,717
Option One Mortgage Loan Trust
0.314% due 01/25/2037		13,598	8,315
0.314% due 02/25/2037		2,062	1,220
0.354% due 07/25/2037		8,886	5,509
1.074% due 01/25/2034		3,837	3,598
Option One Mortgage Loan Trust Asset-Backed Certificates
0.634% due 11/25/2035		15,000	11,156
1.029% due 10/25/2032		4,833	4,611
1.074% due 07/25/2032		1,631	1,520
Origen Manufactured Housing Contract Trust
7.200% due 01/15/2037		3,265	3,449
7.650% due 03/15/2032		6,413	6,726
Ownit Mortgage Loan Trust
0.774% due 10/25/2036 ^		5,416	4,099
3.390% due 12/25/2036		12,279	7,716
Pangaea ABS SPV
0.281% due 12/28/2096	EUR	16,936	16,945
Park Place Securities, Inc.
0.624% due 09/25/2035		$200	199
0.654% due 05/25/2035		11,774	9,579
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.644% due 09/25/2035		23,085	21,352
0.674% due 07/25/2035		6,275	6,215
0.694% due 01/25/2036		2,327	2,321
0.894% due 03/25/2035		4,500	4,121
1.119% due 02/25/2035		2,199	2,197
People’s Choice Home Loan Securities Trust
0.891% due 05/25/2035 ^		9,280	8,527
People’s Financial Realty Mortgage Securities Trust
0.314% due 09/25/2036		19,906	8,245
Popular ABS Mortgage Pass-Through Trust
0.451% due 07/25/2035		1,379	1,326
0.834% due 08/25/2035		4,326	4,133
4.321% due 01/25/2036 ^		150	139
4.841% due 04/25/2035		129	128

52	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Primus CLO Ltd.
0.486% due 07/15/2021	$8,727	$8,591
Putnam Structured Product Funding Ltd.
0.625% due 10/15/2038	26,047	24,875
Quest Trust
2.424% due 05/25/2033	40	40
RAAC Trust
0.364% due 09/25/2045	164	163
0.464% due 05/25/2046	14,300	13,060
0.524% due 11/25/2046	975	850
0.554% due 10/25/2046	4,844	4,310
0.574% due 09/25/2045	9,669	7,851
0.674% due 02/25/2037	5,000	4,017
0.874% due 02/25/2046	638	595
1.374% due 09/25/2047	4,238	4,187
1.674% due 09/25/2047	9,087	7,433
Race Point CLO Ltd.
1.541% due 12/15/2022	14,165	14,159
Renaissance Home Equity Loan Trust
1.051% due 08/25/2033	1,478	1,401
Residential Asset Mortgage Products Trust
0.344% due 07/25/2036	41,693	40,602
0.354% due 11/25/2036	15,789	13,630
0.364% due 03/25/2036	10,023	9,745
0.374% due 05/25/2036 ^	314	309
0.404% due 01/25/2036	4,310	4,164
0.604% due 11/25/2035	12,673	11,171
0.704% due 06/25/2035	5,000	4,556
0.724% due 02/25/2035	5,645	5,079
0.764% due 08/25/2035	13,673	12,450
0.924% due 04/25/2034	10,027	9,066
1.044% due 02/25/2034	4,701	4,517
1.044% due 04/25/2034	10,869	10,288
1.101% due 06/25/2034	4,459	4,246
1.149% due 09/25/2034	6,111	5,792
1.161% due 10/25/2033	6,732	6,133
1.749% due 04/25/2034 ^	3,403	1,958
1.824% due 11/25/2034	4,060	3,853
2.154% due 04/25/2034 ^	3,754	1,287
4.790% due 06/25/2033	21	21
4.828% due 12/25/2033	152	155
5.340% due 08/25/2033	512	515
5.800% due 10/25/2033	247	237
Residential Asset Securities Corp. Trust
0.324% due 08/25/2036	18,820	17,464
0.334% due 06/25/2036	21,904	21,072
0.334% due 07/25/2036	37,448	34,369
0.344% due 11/25/2036	35,699	31,468
0.354% due 04/25/2036	2,923	2,747
0.414% due 10/25/2036	8,000	6,267
0.434% due 07/25/2036	2,200	1,719
0.444% due 04/25/2036	12,714	12,265
0.494% due 01/25/2036	4,241	4,200
0.514% due 04/25/2037	44,390	31,533

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.544% due 03/25/2036		$20,029	$17,664
0.554% due 02/25/2036		6,246	5,502
0.584% due 11/25/2035		29,590	24,591
0.634% due 01/25/2036		10,500	8,916
0.674% due 07/25/2032 ^		907	778
0.764% due 08/25/2035		7,500	6,462
0.764% due 09/25/2035		5,250	4,702
0.824% due 06/25/2035		4,241	3,837
0.921% due 04/25/2034		3,476	3,133
0.969% due 01/25/2035		6,849	6,474
0.999% due 02/25/2034		7,127	6,744
1.014% due 12/25/2034		10,952	10,533
1.074% due 04/25/2035		4,724	4,340
5.120% due 12/25/2033		3,422	3,178
6.084% due 06/25/2032 ^		2,857	2,944
6.349% due 03/25/2032		115	115
Residential Funding Home Equity Loan Trust
0.304% due 05/25/2036		1,585	1,422
Residential Funding Home Loan Trust
5.950% due 08/25/2034		2,325	2,413
RMF Euro CDO PLC
0.531% due 07/18/2023	EUR	3,100	3,259
Salomon Mortgage Loan Trust
1.074% due 11/25/2033		$1,579	1,567
Saturn CLO Ltd.
0.483% due 05/13/2022		11,423	11,335
Saxon Asset Securities Trust
0.674% due 03/25/2032		706	658
1.146% due 12/25/2033		6,105	5,790
Securitized Asset-Backed Receivables LLC Trust
0.234% due 12/25/2036 ^		620	230
0.254% due 11/25/2036 ^		241	102
0.421% due 06/25/2036		12,230	8,761
0.424% due 05/25/2036		3,719	2,171
0.464% due 11/25/2035		10,497	9,721
0.849% due 01/25/2035		1,214	1,151
1.134% due 01/25/2036 ^		2,642	2,210
Skellig Rock BV
0.531% due 11/30/2022	EUR	3,692	3,933
SLM Private Credit Student Loan Trust
0.451% due 03/15/2024		$2,165	2,146
0.461% due 12/15/2023		15,534	15,383
0.511% due 12/16/2041		4,000	3,536
SLM Private Education Loan Trust
2.825% due 12/16/2019		2,300	2,325
3.425% due 05/16/2044		30,335	32,144
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	7,238	7,689
0.455% due 10/25/2039		10,000	9,772
Sorin Real Estate CDO Ltd.
0.535% due 06/07/2040		$67,734	63,568
Soundview Home Loan Trust
0.284% due 02/25/2037		255	114

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	53

Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.304% due 07/25/2037	$97	$76
0.344% due 11/25/2036	36,877	14,768
0.384% due 06/25/2037	13,334	8,182
0.404% due 06/25/2036	10,000	7,062
0.434% due 12/25/2035	1,540	1,518
0.684% due 08/25/2035	26,000	22,995
0.999% due 06/25/2035	4,100	3,696
1.474% due 11/25/2033	1,080	1,072
Specialty Underwriting & Residential Finance Trust
0.444% due 04/25/2037	5,266	3,048
0.474% due 12/25/2036	130	127
Spirit Master Funding LLC
3.887% due 12/20/2043	40,000	41,193
SpringCastle America Funding LLC
2.700% due 05/25/2023	46,330	46,506
Springleaf Funding Trust
3.920% due 01/16/2023	36,249	36,441
STORE Master Funding LLC
5.000% due 04/20/2044	17,128	18,741
Streeterville ABS CDO Ltd.
0.603% due 11/03/2040	177,998	152,099
Structured Asset Investment Loan Trust
0.324% due 07/25/2036	15,095	12,273
0.664% due 08/25/2035	7,100	6,857
0.684% due 08/25/2035	2,000	1,518
0.874% due 04/25/2033	795	774
0.894% due 10/25/2035	63,800	49,430
0.909% due 03/25/2035	10,600	9,930
0.954% due 07/25/2035	13,234	11,777
1.149% due 09/25/2034	194	170
Structured Asset Securities Corp.
0.921% due 02/25/2035	9,991	7,753
Structured Asset Securities Corp. Mortgage Loan Trust
0.314% due 09/25/2036	9,086	8,896
0.324% due 09/25/2036	15,420	13,173
0.344% due 06/25/2037	10,520	9,204
0.494% due 05/25/2037	9,975	9,106
0.544% due 04/25/2036	10,000	8,620
1.174% due 08/25/2037	23,733	22,834
1.271% due 10/25/2037	77,451	40,328
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.524% due 04/25/2033	468	458
3.450% due 02/25/2032	677	671
5.410% due 06/25/2033	184	185
5.560% due 05/25/2034	545	552
Structured Asset Securities Corp. Trust
7.799% due 05/25/2031	3,785	3,351
Symphony CLO Ltd.
1.003% due 01/15/2024	88,800	88,487
Trapeza CDO Ltd.
0.536% due 11/09/2042	33,174	24,886

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.586% due 01/27/2040		$42,438	$33,109
Triaxx Prime CDO Ltd.
0.436% due 10/02/2039		46,062	38,462
Truman Capital Mortgage Loan Trust
0.434% due 03/25/2036		223	208
0.924% due 12/25/2032		1,602	1,614
Vanderbilt Acquisition Loan Trust
7.120% due 05/07/2032		5,000	5,401
Vanderbilt Mortgage Finance
5.840% due 02/07/2026		622	630
6.570% due 08/07/2024		319	323
Venture CDO Ltd.
0.487% due 01/20/2022		6,809	6,715
0.537% due 07/22/2021		36,936	36,497
WaMu Asset-Backed Certificates Trust
0.284% due 04/25/2037		70	37
0.344% due 07/25/2047		9,723	6,463
Wasatch Ltd.
0.415% due 11/14/2022		53,914	52,005
0.497% due 11/14/2022		89,857	86,661
Washington Mutual Asset-Backed Certificates Trust
0.231% due 10/25/2036		199	104
0.324% due 05/25/2036		23,649	16,569
0.351% due 10/25/2036		20,076	10,579
0.411% due 08/25/2036		14,621	9,126
Wells Fargo Home Equity Asset-Backed Securities Trust
0.804% due 11/25/2035		2,600	2,334
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.804% due 04/25/2034		224	202
Wrightwood Capital Real Estate CDO Ltd.
0.582% due 11/21/2040		35,706	35,082

Total Asset-Backed Securities (Cost $7,077,026)			7,570,349

SOVEREIGN ISSUES 5.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016	EUR	7,045	5,568
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$11,527	11,599
4.125% due 09/15/2017	EUR	5,000	5,520
6.500% due 06/10/2019		$600	645
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2045	BRL	78,977	60,817
6.000% due 08/15/2050 (f)		1,048,527	805,059
10.000% due 01/01/2021		249,039	69,240
10.000% due 01/01/2023		1,707,750	462,765
10.000% due 01/01/2025		2,127,764	562,725
Costa Rica Government International Bond
7.000% due 04/04/2044		$29,115	29,697

54	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hellenic Republic Government Bond
3.000% due 02/24/2023	EUR	1,400	$844
3.000% due 02/24/2024 (i)		1,400	828
3.000% due 02/24/2025 (i)		1,400	812
3.000% due 02/24/2026 (i)		2,000	1,108
3.000% due 02/24/2027 (i)		1,400	764
3.000% due 02/24/2028 (i)		6,650	3,552
3.000% due 02/24/2029 (i)		3,400	1,804
3.000% due 02/24/2030 (i)		12,200	6,401
3.000% due 02/24/2031		3,200	1,683
3.000% due 02/24/2032		2,100	1,100
3.000% due 02/24/2033		1,800	937
3.000% due 02/24/2034		1,800	935
3.000% due 02/24/2035		2,200	1,146
3.000% due 02/24/2036		10,698	5,573
3.000% due 02/24/2037		2,298	1,194
3.000% due 02/24/2038 (i)		2,298	1,190
3.000% due 02/24/2039		2,298	1,200
3.000% due 02/24/2040		2,298	1,190
3.000% due 02/24/2041 (i)		2,998	1,554
3.000% due 02/24/2042 (i)		2,598	1,370
4.750% due 04/17/2019 (i)		27,000	19,298
Indonesia Government International Bond
6.750% due 01/15/2044		$3,800	4,869
Korea Housing Finance Corp.
4.125% due 12/15/2015		11,500	11,761
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	4,585,000	25,461
4.500% due 07/03/2017		3,960,000	22,107
Russia Government International Bond
5.625% due 04/04/2042		$122,600	117,404
5.875% due 09/16/2043		45,800	44,827
Ukraine Government International Bond
6.250% due 06/17/2016		800	324
7.750% due 09/23/2020		2,480	995
7.800% due 11/28/2022		6,781	2,709
7.950% due 02/23/2021 (i)		3,890	1,551
9.250% due 07/24/2017		6,900	2,776

Total Sovereign Issues (Cost $3,029,252)			2,302,902

		SHARES
COMMON STOCKS 0.0%

FINANCIALS 0.0%
Citigroup, Inc.		19,546	1,007

HEALTH CARE 0.0%
NVHL S.A. ‘A’ (d)(h)		8,220	17
NVHL S.A. ‘B’ (d)(h)		8,220	17
NVHL S.A. ‘C’ (d)(h)		8,220	17
NVHL S.A. ‘D’ (d)(h)		8,220	18
NVHL S.A. ‘E’ (d)(h)		8,220	18
NVHL S.A. ‘F’ (d)(h)		8,220	18

	SHARES	MARKET VALUE (000S)
NVHL S.A. ‘G’ (d)(h)	8,220	$18
NVHL S.A. ‘H’ (d)(h)	8,220	18
NVHL S.A. ‘I’ (d)(h)	8,220	18
NVHL S.A. ‘J’ (d)(h)	8,220	18

		177

Total Common Stocks (Cost $1,111)		1,184

CONVERTIBLE PREFERRED SECURITIES 0.0%

BANKING & FINANCE 0.0%
Wells Fargo & Co.
7.500% (g)	1,200	1,464

Total Convertible Preferred Securities (Cost $1,127)		1,464

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.2%
Ally Financial, Inc.
8.500% due 05/15/2016 (g)	40,000	1,068
American Realty Capital Properties, Inc.
6.700% due 01/03/2019 (g)	260,000	6,165
Citigroup Capital
7.875% due 10/30/2040	566,000	15,010
CoBank ACB
6.250% due 10/01/2022 (g)	60,000	6,167
Farm Credit Bank of Texas
6.750% due 09/15/2023 (g)	500,000	52,219
GMAC Capital Trust
8.125% due 02/15/2040	30,000	787
Navient Corp. CPI Linked Security
2.806% due 01/16/2018	51,000	1,234
Public Storage
6.000% due 06/04/2019 (g)	450,000	11,706

		94,356

UTILITIES 0.1%
Entergy Arkansas, Inc.
4.750% due 06/01/2063	11,150	266
Entergy Louisiana LLC
4.700% due 06/01/2063	58,350	1,398
Qwest Corp.
7.375% due 06/01/2051	607,200	16,008

		17,672

Total Preferred Securities (Cost $109,292)		112,028

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	55

Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.0%

MEXICO TREASURY BILLS 1.1%
2.976% due 04/01/2015	MXN	7,118,150	$466,657

U.S. TREASURY BILLS 0.9%
0.036% due 04/02/2015 - 06/11/2015 (e)(i)(k)(m)		$390,974	390,958

Total Short-Term Instruments (Cost $878,513)			857,615

Total Investments in Securities (Cost $35,807,292)			35,927,097

		SHARES
INVESTMENTS IN AFFILIATES 18.7%

SHORT-TERM INSTRUMENTS 18.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 18.7%
PIMCO Short-Term Floating NAV Portfolio		7,765,384	77,599

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	816,523,819	$8,097,467

Total Short-Term Instruments (Cost $8,195,233)		8,175,066

Total Investments in Affiliates (Cost $8,195,233)		8,175,066

Total Investments 100.9% (Cost $44,002,525)		$44,102,163

Financial Derivative Instruments (j)(l) 0.2% (Cost or Premiums, net $(689,610))		98,262

Other Assets and Liabilities, net (1.1%)		(476,362)

Net Assets 100.0%		$43,724,063

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND SHARES):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Payment in-kind bond security.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
NVHL S.A. ‘A’	03/09/2012	26	17	0.00%
NVHL S.A. ‘B’	03/09/2012	26	17	0.00%
NVHL S.A. ‘C’	03/09/2012	26	17	0.00%
NVHL S.A. ‘D’	03/09/2012	27	18	0.00%
NVHL S.A. ‘E’	03/09/2012	27	18	0.00%
NVHL S.A. ‘F’	03/09/2012	27	18	0.00%
NVHL S.A. ‘G’	03/09/2012	27	18	0.00%
NVHL S.A. ‘H’	03/09/2012	27	18	0.00%
NVHL S.A. ‘I’	03/09/2012	27	18	0.00%
NVHL S.A. ‘J’	03/09/2012	27	18	0.00%

56	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd. 4.870% due 09/29/2021	10/02/2014	$42,935	$43,526	0.10%
Navient Corp. 5.000% due 12/15/2015	03/06/2014	130	131	0.00%
Rise Ltd. 4.750% due 01/31/2021	02/11/2014	4,423	4,453	0.01%
Tokyo Electric Power Co., Inc. 2.080% due 05/31/2016	02/14/2014 - 05/07/2014	2,054	1,768	0.00%

		$49,809	$50,055	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BCY	(1.000%)	02/04/2015	02/03/2017	$	(2,447)	$(2,443)
	(1.000%)	02/10/2015	02/09/2017		(625)	(624)
BRC	(2.000%)	09/12/2014	09/12/2016		(9,993)	(9,973)
	(1.850%)	03/05/2015	12/31/2015		(261)	(261)
	(1.750%)	03/17/2015	03/13/2017	EUR	(2,585)	(2,779)
	(1.250%)	03/25/2015	03/24/2017		(3,892)	(4,181)
	(0.500%)	03/16/2015	03/13/2017	$	(4,621)	(4,620)
	1.750%	03/10/2015	12/31/2015	EUR	(5,188)	(5,572)
CFR	(5.000%)	07/15/2014	07/14/2016	$	(2,657)	(2,585)
	(5.000%)	12/31/2015	02/25/2015	EUR	(4,798)	(5,099)
	(1.250%)	11/19/2014	11/17/2016	$	(2,019)	(2,018)
	(1.250%)	03/02/2015	12/31/2015		(195)	(195)
	(0.750%)	03/18/2015	12/31/2015		(3,227)	(3,226)
	(0.750%)	01/21/2016	01/23/2014	EUR	(5,540)	(5,893)
JML	(5.000%)	04/07/2015	03/19/2017		(1,209)	(1,290)
	(1.500%)	02/03/2015	01/30/2017	$	(391)	(390)
MYI	(10.000%)	04/07/2015	03/19/2017	EUR	(5,401)	(5,765)
	(4.000%)	03/23/2015	12/31/2015	$	(114)	(114)
	(2.000%)	04/07/2015	03/19/2017	EUR	(1,433)	(1,541)
	5.000%	03/11/2015	03/09/2017		(483)	(516)
RYL	0.700%	02/16/2015	04/16/2015		(1,808)	(1,946)
	0.700%	02/26/2015	04/16/2015		(1,427)	(1,536)
	0.700%	02/27/2015	04/16/2015		(1,427)	(1,536)
	1.000%	03/03/2015	04/16/2015	GBP	(7,357)	(10,922)

Total Reverse Repurchase Agreements						$(75,025)

(1)

As of March 31, 2015, there were no open sale-buyback transactions. The average amount of borrowings outstanding during the period ended March 31, 2015 was $70,511 at a weighted average interest rate of (1.160%).

SHORT SALES: *

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2045	$30,600	$(31,873)	$(32,150)
Fannie Mae	3.500%	05/01/2045	68,600	(71,855)	(71,902)

Total Short Sales				$(103,728)	$(104,052)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	57

Schedule of Investments PIMCO Income Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $77,997 and cash of $547 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (2)
Global/Master Repurchase Agreement
BCY	$0	$(3,067)	$0	$(3,067)	$3,306	$239
BRC	0	(27,386)	0	(27,386)	28,139	753
CFR	0	(19,016)	0	(19,016)	19,819	803
JML	0	(1,681)	0	(1,681)	1,830	149
MYI	0	(7,936)	0	(7,936)	7,707	(229)
RYL	0	(15,939)	0	(15,939)	17,203	1,264

Total Borrowings and Other Financing Transactions	$0	$(75,025)	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
5-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	320	$(350)	$0	$(45)
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	4,256	(11,282)	0	(598)
British Pound currency June Futures	Short	06/2015	436	1,408	0	(82)
Euro currency June Futures	Short	06/2015	800	4,384	800	0
U.S. Treasury 10-Year Note June Futures	Short	06/2015	96	(211)	0	(30)

Total Futures Contracts				$(6,051)	$800	$(755)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (1)

	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Index/Tranches						Asset	Liability
CDX.EM-20 5-Year Index	5.000%	12/20/2018	$26,400	$389	$(1,641)	$0	$(42)
CDX.EM-21 5-Year Index	5.000%	06/20/2019	94,080	2,174	(6,470)	0	(134)
CDX.EM-22 5-Year Index	1.000%	12/20/2019	79,160	(9,656)	(2,363)	0	(179)
CDX.EM-23 5-Year Index	1.000%	06/20/2020	233,900	(23,733)	(226)	0	(511)
CDX.HY-19 5-Year Index	5.000%	12/20/2017	141,766	11,559	7,725	66	0
CDX.HY-20 5-Year Index	5.000%	06/20/2018	85,942	7,709	4,046	96	0
CDX.HY-21 5-Year Index	5.000%	12/20/2018	1,680	149	36	2	0

58	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

	Fixed Deal Receive Rate	Maturity Date	Notional Amount (2)	Market Value (3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
Index/Tranches						Asset	Liability
CDX.HY-23 5-Year Index	5.000%	12/20/2019	$2,485,770	$207,519	$54,279	$2,868	$0
CDX.HY-24 5-Year Index	5.000%	06/20/2020	819,200	59,544	3,394	909	0
CDX.IG-22 5-Year Index	1.000%	06/20/2019	39,100	726	159	6	0
CDX.IG-23 5-Year Index	1.000%	12/20/2019	101,700	1,727	246	18	0
CDX.IG-24 5-Year Index	1.000%	06/20/2020	17,000	313	(7)	3	0

				$258,420	$59,178	$3,968	$(866)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month CAD-Bank Bill	2.625%	03/19/2027	CAD	172,700	$9,169	$(212)	$0	$(377)
Pay	3-Month CAD-Bank Bill	3.000%	03/19/2027		376,200	32,316	(393)	0	(829)
Pay	3-Month CAD-Bank Bill	2.750%	12/17/2027		132,800	8,618	7,477	0	(322)
Pay	3-Month CAD-Bank Bill	3.400%	06/20/2029		34,700	4,440	251	0	(103)
Receive	3-Month CAD-Bank Bill	2.800%	12/18/2043		415,500	(31,089)	(3,926)	1,503	0
Receive	3-Month CAD-Bank Bill	3.500%	06/20/2044		22,000	(4,387)	(283)	87	0
Receive	3-Month USD-LIBOR	1.800%	04/02/2020	$	659,745	(8,499)	(1,765)	0	(1,159)
Pay	3-Month USD-LIBOR	3.000%	06/18/2024		2,458,600	236,240	137,901	5,249	0
Receive	3-Month USD-LIBOR	3.250%	06/17/2045		2,677,100	(497,526)	9,147	0	(2,808)
Pay	6-Month AUD-BBR-BBSW	3.000%	12/17/2019	AUD	285,800	6,921	2,072	781	0
Pay	6-Month AUD-BBR-BBSW	4.500%	06/15/2022		175,000	18,132	2,536	744	0
Pay	6-Month AUD-BBR-BBSW	4.000%	03/15/2023		3,175,400	249,400	61,038	14,450	0
Pay	6-Month AUD-BBR-BBSW	4.250%	03/15/2023		397,900	36,824	3,146	1,829	0
Pay	6-Month AUD-BBR-BBSW	4.250%	12/11/2023		462,900	46,262	6,728	2,411	0
Pay	6-Month AUD-BBR-BBSW	3.250%	12/17/2024		1,180,600	43,103	13,466	6,645	0
Pay	6-Month AUD-BBR-BBSW	3.500%	06/17/2025		160,600	8,237	1,444	961	0
Receive	6-Month EUR-EURIBOR	2.000%	09/17/2024	EUR	690,800	(110,252)	(32,856)	0	(2,087)
Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	3,849,000	3,454	501	135	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		2,881,000	4,915	(181)	102	0
Pay	28-Day MXN-TIIE	5.430%	11/17/2021		1,466,700	(1,249)	(31)	213	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022		500,000	(603)	(34)	61	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022		2,193,000	(317)	(125)	270	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		408,900	(18)	(69)	42	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		407,400	1,111	93	90	0
Pay	28-Day MXN-TIIE	6.620%	02/18/2030		440,000	917	128	100	0

						$56,119	$206,053	$35,673	$(7,685)

Total Swap Agreements						$314,539	$265,231	$39,641	$(8,551)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	59

Schedule of Investments PIMCO Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(k)	Securities with an aggregate market value of $704,511 and cash of $24,059 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$800	$39,641	$40,441	$0	$(755)	$(8,551)	$(9,306)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	04/2015		AUD	53,190	$		40,550	$38	$0
	04/2015		GBP	2,287			3,471	78	0
	04/2015		JPY	150,210,012			1,257,714	5,285	0
	04/2015	$		84,155		AUD	109,103	0	(1,057)
	04/2015			1,130		CAD	1,435	2	0
	04/2015			19,415		EUR	17,384	0	(723)
	04/2015			10,771		GBP	7,256	22	(29)
	05/2015		EUR	12,103	$		13,317	297	0
	05/2015		GBP	2,917			4,327	1	0
	05/2015		MXN	82,814			5,480	62	0
	05/2015	$		3,379		AUD	4,301	0	(110)
	05/2015			60,251		EUR	56,099	96	0
	05/2015			2,888		MXN	42,808	4	(91)
BPS	04/2015		EUR	30,007	$		34,091	1,826	0
	04/2015		JPY	143,065			1,198	5	0
	04/2015		MXN	7,061,729			481,361	18,403	0
	04/2015	$		38,011		AUD	50,063	120	0
	04/2015			411,440		EUR	388,278	6,056	0
	04/2015			1,151		GBP	776	0	0
	05/2015			8,838		MXN	135,625	36	0
BRC	05/2015			372			5,459	0	(15)
CBK	04/2015		AUD	151,156	$		117,410	2,281	0
	04/2015		CAD	19,919			15,930	203	0
	04/2015		EUR	22,007			24,939	1,276	0
	04/2015		GBP	979			1,510	58	0
	04/2015	$		8,272		EUR	7,663	0	(33)
	04/2015			3,192		GBP	2,068	0	(125)
	05/2015		MXN	134,436	$		8,572	0	(224)
	05/2015	$		12,054		AUD	15,811	0	(35)
	05/2015			14,822		MXN	223,794	61	(240)
DUB	04/2015		GBP	473,393	$		734,279	32,049	0
	04/2015	$		25,437		AUD	33,201	0	(150)

60	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	04/2015		BRL	1,037,565	$		323,430	$0	$(1,667)
	04/2015	$		326,586		BRL	1,037,565	0	(1,489)
	04/2015			857,308		JPY	102,527,566	0	(2,448)
	05/2015		BRL	1,037,565	$		323,875	1,450	0
	05/2015		JPY	102,527,566			857,671	2,391	0
	05/2015		MXN	113,824			7,648	200	0
GLM	04/2015		AUD	79,344			61,855	1,422	0
	04/2015		EUR	1,020,627			1,137,069	40,207	(568)
	04/2015		GBP	2,496			3,873	171	0
	04/2015		JPY	2,553,390			21,294	12	(7)
	04/2015	$		63,638		AUD	80,537	0	(2,297)
	04/2015			11,516		CAD	14,412	0	(137)
	04/2015			2,084		EUR	1,872	0	(71)
	04/2015			13,996		GBP	9,125	0	(460)
	05/2015		AUD	142,917	$		111,375	2,735	0
	05/2015		CAD	14,412			11,511	137	0
	05/2015		CHF	3,410			3,700	186	0
	05/2015		EUR	76,008			84,159	2,392	0
	05/2015	$		5,502		GBP	3,687	0	(34)
	05/2015			1,735		MXN	25,949	0	(37)
HUS	04/2015		BRL	1,319,818	$		454,882	41,347	0
	04/2015	$		413,151		BRL	1,319,818	2,031	(1,647)
	05/2015			243		MXN	3,713	0	0
JPM	04/2015		BRL	5,684,026	$		1,862,689	86,905	(5,177)
	04/2015		EUR	2,405,200			2,724,581	139,900	(1,511)
	04/2015		GBP	7,122			10,938	373	0
	04/2015		JPY	1,424,000			11,995	122	0
	04/2015		MXN	472,252			32,091	1,164	0
	04/2015	$		8,258		AUD	10,786	0	(43)
	04/2015			1,767,971		BRL	5,684,026	12,990	0
	04/2015			3,244		CAD	4,072	0	(29)
	04/2015			15,872		EUR	14,884	132	0
	05/2015		BRL	5,684,026	$		1,753,247	0	(13,069)
	05/2015	$		320		MXN	4,726	0	(11)
MSB	04/2015		BRL	2,995,929	$		1,042,454	103,747	0
	04/2015	$		933,893		BRL	2,995,929	4,814	0
	04/2015			427,817		JPY	51,802,900	4,107	0
RBC	04/2015			683,136		GBP	460,142	0	(563)
	05/2015		GBP	460,142	$		682,998	576	0
UAG	04/2015	$		3,348,574		EUR	3,047,760	0	(71,469)
	04/2015			10,402		GBP	6,910	0	(152)
	05/2015		EUR	3,047,760	$		3,350,052	71,488	0
	05/2015	$		1,281		GBP	860	0	(6)

Total Forward Foreign Currency Contracts								$589,258	$(105,724)

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC BRL versus JPY	JPY	30.000	09/22/2016	BRL	159,980	$(1,983)	$(3,632)
JPM	Put - OTC BRL versus JPY		30.000	09/22/2016		399,980	(4,651)	(9,081)
MSB	Put - OTC BRL versus JPY		30.000	09/22/2016		199,960	(2,455)	(4,540)

							$(9,089)	$(17,253)

Total Written Options							$(9,089)	$(17,253)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	61

Schedule of Investments PIMCO Income Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	Notional Amount in $	Notional Amount in BRL		Premiums
Balance at Beginning of Period	$1,283,000	BRL	0	$(3,191)
Sales	1,138,700		1,879,780	(26,226)
Closing Buys	0		(1,119,860)	13,519
Expirations	(2,178,700)		0	5,993
Exercised	(243,000)		0	816

Balance at End of Period	$0	BRL	759,920	$(9,089)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)		Notional Amount (4)	Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Centex Corp.	(1.000%	)	06/20/2016	0.082%	$	8,500	$913	$(1,012)	$0	$(99)
BRC	FBG Finance Ltd.	(1.600%	)	06/20/2015	0.090%		2,000	0	(8)	0	(8)
DUB	Embarq Corp.	(1.000%	)	06/20/2016	0.285%		4,500	174	(215)	0	(41)

								$1,087	$(1,235)	$0	$(148)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Indonesia Government International Bond	1.000%	06/20/2019	1.181%	$	21,400	$(719)	$569	$0	$(150)
	Japan Government International Bond	1.000%	03/20/2016	0.080%		3,100	(32)	61	29	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%		31,300	(1,754)	1,897	143	0
	Novo Banco S.A.	5.000%	12/20/2019	2.975%	EUR	400	26	12	38	0
	Russia Government International Bond	1.000%	03/20/2019	4.023%	$	26,600	(1,406)	(1,447)	0	(2,853)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		37,800	(3,600)	(4,497)	0	(8,097)
	Russia Government International Bond	1.000%	09/20/2024	4.130%		11,600	(1,179)	(1,352)	0	(2,531)
BPS	Brazil Government International Bond	1.000%	03/20/2019	2.491%		11,500	(372)	(264)	0	(636)
	Indonesia Government International Bond	1.000%	06/20/2019	1.181%		11,600	(340)	259	0	(81)
	Novo Banco S.A.	5.000%	12/20/2019	2.975%	EUR	4,000	255	122	377	0
	Petrobras International Finance Co.	1.000%	06/20/2018	6.371%	$	2,800	(405)	(16)	0	(421)
	Petrobras International Finance Co.	1.000%	06/20/2019	6.199%		16,500	(1,057)	(1,953)	0	(3,010)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		37,644	(3,641)	(3,784)	0	(7,425)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		14,000	(2,243)	(618)	0	(2,861)
BRC	Abengoa S.A.	5.000%	12/20/2019	9.605%	EUR	11,950	(2,640)	670	0	(1,970)
	Colombia Government International Bond	1.000%	03/20/2019	1.343%		12,900	(74)	(91)	0	(165)

62	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Greece Government International Bond	1.000%	06/20/2016	52.096%	$	2,100	$(117)	$(677)	$0	$(794)
	Indonesia Government International Bond	1.000%	06/20/2019	1.181%		22,700	(676)	516	0	(160)
	Novo Banco S.A.	5.000%	12/20/2019	2.975%	EUR	11,645	(129)	1,227	1,098	0
	Petrobras International Finance Co.	1.000%	06/20/2019	6.199%	$	10,100	(632)	(1,210)	0	(1,842)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		34,913	(5,148)	(1,738)	0	(6,886)
	Russia Government International Bond	1.000%	03/20/2019	4.023%		2,400	(138)	(119)	0	(257)
	Russia Government International Bond	1.000%	06/20/2019	4.037%		24,800	(1,538)	(1,279)	0	(2,817)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		37,400	(4,441)	(3,571)	0	(8,012)
	Russia Government International Bond	1.000%	09/20/2024	4.130%		19,860	(2,138)	(2,195)	0	(4,333)
	Springleaf Finance Corp.	5.000%	09/20/2021	3.606%		4,400	329	5	334	0
CBK	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		12,900	(564)	510	0	(54)
	Japan Government International Bond	1.000%	03/20/2016	0.080%		700	(5)	11	6	0
	Japan Government International Bond	1.000%	06/20/2016	0.088%		2,600	(1)	31	30	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		7,200	(786)	(634)	0	(1,420)
	Russia Government International Bond	1.000%	03/20/2019	4.023%		49,313	(2,734)	(2,555)	0	(5,289)
	Russia Government International Bond	1.000%	06/20/2019	4.037%		138,700	(8,809)	(6,948)	0	(15,757)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		30,700	(3,329)	(3,247)	0	(6,576)
	Russia Government International Bond	1.000%	09/20/2024	4.130%		26,300	(2,281)	(3,457)	0	(5,738)
	Ukraine Government International Bond	5.000%	03/20/2019			4,900	(734)	(2,358)	0	(3,092)
DUB	Brazil Government International Bond	1.000%	09/20/2018	2.394%		15,400	(653)	(52)	0	(705)
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		17,000	17	(274)	0	(257)
	Indonesia Government International Bond	1.000%	06/20/2019	1.181%		68,200	(2,156)	1,677	0	(479)
GST	Brazil Government International Bond	1.000%	09/20/2018	2.394%		30,800	(1,313)	(96)	0	(1,409)
	Brazil Government International Bond	1.000%	03/20/2019	2.491%		34,500	(1,171)	(736)	0	(1,907)
	Colombia Government International Bond	1.000%	03/20/2019	1.343%		12,900	(74)	(90)	0	(164)
	Greece Government International Bond	1.000%	12/20/2015	52.966%	EUR	11,010	(551)	(2,793)	0	(3,344)
	Greece Government International Bond	1.000%	09/20/2015	67.390%	$	5,875	(185)	(1,284)	0	(1,469)
	Greece Government International Bond	1.000%	12/20/2015	66.327%		9,746	(565)	(2,727)	0	(3,292)
	Japan Government International Bond	1.000%	03/20/2016	0.080%		18,700	(194)	369	175	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	63

Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Novo Banco S.A.	5.000%	12/20/2015	2.991%	EUR	8,700	$0	$151	$151	$0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	$	21,950	(2,327)	(2,002)	0	(4,329)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		900	(134)	(50)	0	(184)
	Russia Government International Bond	1.000%	09/20/2018	3.989%		19,000	(779)	(1,014)	0	(1,793)
	Russia Government International Bond	1.000%	03/20/2019	4.023%		42,400	(1,409)	(3,138)	0	(4,547)
	Russia Government International Bond	1.000%	06/20/2019	4.037%		9,700	(600)	(502)	0	(1,102)
	Russia Government International Bond	1.000%	03/20/2020	4.083%		3,100	(577)	167	0	(410)
	Russia Government International Bond	1.000%	06/20/2020	4.096%		2,700	(368)	(6)	0	(374)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		8,400	(950)	(849)	0	(1,799)
	Springleaf Finance Corp.	5.000%	12/20/2019	2.906%		4,100	332	40	372	0
	Tokyo Electric Power Co., Inc.	1.000%	03/20/2016	0.609%	JPY	960,000	(226)	260	34	0
	Valeant Pharmaceuticals International	5.000%	06/20/2016	0.731%	$	2,700	(43)	190	147	0
HUS	Brazil Government International Bond	1.000%	09/20/2018	2.394%		11,500	(490)	(36)	0	(526)
	Colombia Government International Bond	1.000%	03/20/2019	1.343%		12,900	(62)	(103)	0	(165)
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		25,800	(1,059)	950	0	(109)
	Indonesia Government International Bond	1.000%	06/20/2019	1.181%		5,200	(161)	124	0	(37)
	Japan Government International Bond	1.000%	06/20/2016	0.088%		6,700	(3)	81	78	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		79,102	(7,962)	(7,639)	0	(15,601)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		10,600	(1,795)	(371)	0	(2,166)
	Russia Government International Bond	1.000%	09/20/2018	3.989%		34,500	(1,400)	(1,856)	0	(3,256)
	Russia Government International Bond	1.000%	03/20/2019	4.023%		38,300	(1,615)	(2,493)	0	(4,108)
	Russia Government International Bond	1.000%	06/20/2019	4.037%		40,240	(2,227)	(2,345)	0	(4,572)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		18,340	(1,888)	(2,041)	0	(3,929)
	Russia Government International Bond	1.000%	09/20/2024	4.130%		14,861	(2,032)	(1,210)	0	(3,242)
JPM	Brazil Government International Bond	1.000%	09/20/2018	2.394%		19,300	(823)	(60)	0	(883)
	Brazil Government International Bond	1.000%	03/20/2019	2.491%		13,500	(602)	(144)	0	(746)
	Colombia Government International Bond	1.000%	03/20/2019	1.343%		12,900	(56)	(109)	0	(165)
	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%		17,610	(1,638)	984	0	(654)
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		12,900	(565)	510	0	(55)
	Indonesia Government International Bond	1.000%	06/20/2019	1.181%		42,600	(1,426)	1,127	0	(299)

64	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Japan Government International Bond	1.000%	03/20/2016	0.080%	$	6,300	$(76)	$135	$59	$0
	Novo Banco S.A.	5.000%	12/20/2019	2.975%	EUR	1,500	88	54	142	0
	Petrobras International Finance Co.	1.000%	09/20/2015	6.944%	$	500	(14)	0	0	(14)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		13,418	(1,237)	(1,410)	0	(2,647)
	Russia Government International Bond	1.000%	09/20/2018	3.989%		42,700	(1,761)	(2,269)	0	(4,030)
	Russia Government International Bond	1.000%	03/20/2019	4.023%		27,300	(824)	(2,104)	0	(2,928)
	Russia Government International Bond	1.000%	06/20/2019	4.037%		31,700	(2,220)	(1,382)	0	(3,602)
	Russia Government International Bond	1.000%	06/20/2024	4.130%		9,200	(845)	(1,126)	0	(1,971)
MYC	Abengoa S.A.	5.000%	12/20/2016	8.940%	EUR	2,000	(361)	233	0	(128)
	Abengoa S.A.	5.000%	12/20/2017	9.441%		2,000	(399)	186	0	(213)
	Abengoa S.A.	5.000%	12/20/2019	9.605%		13,300	(2,694)	502	0	(2,192)
	Japan Government International Bond	1.000%	03/20/2016	0.080%	$	7,500	(87)	157	70	0
	Novo Banco S.A.	5.000%	12/20/2019	2.975%	EUR	800	1	75	76	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	$	50,100	(4,637)	(5,245)	0	(9,882)
	Russia Government International Bond	1.000%	03/20/2019	4.023%		5,000	(289)	(247)	0	(536)
	South Africa Government International Bond	1.000%	06/20/2019	1.808%		17,000	(700)	153	0	(547)
RYL	Japan Government International Bond	1.000%	03/20/2016	0.080%		5,200	(60)	109	49	0

							$(108,897)	$(77,689)	$3,408	$(189,994)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$	159,471	$(32,340)	$928	$0	$(31,412)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		52,296	(29,351)	16,391	0	(12,960)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038		6,150	(3,467)	1,324	0	(2,143)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		67,936	(1,814)	1,519	0	(295)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		62,774	(2,194)	2,054	0	(140)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		188,800	(5,304)	2,541	0	(2,763)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		8,000	(19)	(4)	0	(23)
BPS	CDX.EM-17 5-Year Index	5.000%	06/20/2017		47,000	3,374	(3,275)	99	0
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		12,825	(3,093)	567	0	(2,526)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		16,445	(9,292)	5,216	0	(4,076)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		12,500	(444)	261	0	(183)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		30,400	(1,000)	914	0	(86)
	PrimeX.ARM.2-AAA Index	4.580%	12/25/2037		8,530	363	(62)	301	0
CBK	ABX.HE.AA.6-1 Index	0.320%	07/25/2045		23,056	(11,240)	6,443	0	(4,797)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		126,299	(71,085)	39,786	0	(31,299)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	65

Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
								Asset	Liability
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049	$	47,708	$(2,138)	$1,931	$0	$(207)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		94,161	(3,229)	3,019	0	(210)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		50,000	(2,106)	1,374	0	(732)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057		50,000	(1,820)	40	0	(1,780)
DUB	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		23,023	(12,951)	7,245	0	(5,706)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038		20,526	(11,571)	4,420	0	(7,151)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		65,073	(1,733)	1,451	0	(282)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		260,982	(10,231)	9,650	0	(581)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		159,000	(4,321)	1,994	0	(2,327)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047		42,500	(1,436)	394	0	(1,042)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		10,000	(208)	179	0	(29)
FBF	ABX.HE.AA.6-2 Index	0.170%	05/25/2046		30,842	(27,411)	15,079	0	(12,332)
	ABX.HE.AA.7-1 Index	0.150%	08/25/2037		734	(583)	352	0	(231)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		212,472	(119,441)	66,787	0	(52,654)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038		119,925	(67,608)	25,822	0	(41,786)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		71,466	(2,176)	1,867	0	(309)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		190,913	(10,278)	9,852	0	(426)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		288,500	(9,371)	5,148	0	(4,223)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047		291,100	(9,501)	2,363	0	(7,138)
	CMBX.NA.AAA.8 Index	0.500%	10/17/2057		50,000	(1,831)	50	0	(1,781)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		68,000	(1,528)	1,335	0	(193)
GST	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		22,735	(5,098)	620	0	(4,478)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		49,336	(27,798)	15,572	0	(12,226)
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052		34,865	(114)	89	0	(25)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		23,854	(827)	724	0	(103)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		122,284	(4,358)	4,086	0	(272)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		62,500	(1,839)	924	0	(915)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047		115,000	(3,639)	819	0	(2,820)
HUS	CDX.EM-17 5-Year Index	5.000%	06/20/2017		23,500	2,303	(2,254)	49	0
JPM	ABX.HE.AA.6-2 Index	0.170%	05/25/2046		1,035	(435)	21	0	(414)
	ABX.HE.AA.7-1 Index	0.150%	08/25/2037		200	(122)	59	0	(63)
	ABX.HE.AA.7-2 Index	1.920%	01/25/2038		189	(108)	(67)	0	(175)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		16,445	(9,230)	5,155	0	(4,075)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		18,129	(749)	670	0	(79)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		43,193	(1,686)	1,590	0	(96)
MYC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046		7,758	(1,548)	20	0	(1,528)
	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		26,312	(14,768)	8,247	0	(6,521)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038		15,375	(8,668)	3,311	0	(5,357)
	CMBX.NA.AAA.3 Index	0.080%	12/13/2049		71,562	(2,800)	2,490	0	(310)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		246,008	(8,655)	8,106	0	(549)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		177,000	(4,870)	2,280	0	(2,590)
	CMBX.NA.AAA.7 Index	0.500%	01/17/2047		122,000	(4,077)	1,086	0	(2,991)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		18,700	(682)	629	0	(53)
RYL	ABX.HE.AAA.7-1 Index	0.090%	08/25/2037		30,424	(17,072)	9,533	0	(7,539)
	ABX.HE.AAA.7-2 Index	0.760%	01/25/2038		6,150	(3,466)	1,324	0	(2,142)
	CMBX.NA.AAA.4 Index	0.350%	02/17/2051		14,398	(378)	346	0	(32)
	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		25,000	(952)	586	0	(366)
	CMBX.NA.AS.6 Index	1.000%	05/11/2063		20,000	(415)	359	0	(56)
UAG	CMBX.NA.AAA.6 Index	0.500%	05/11/2063		57,500	(2,104)	1,262	0	(842)

						$(592,533)	$302,542	$449	$(290,440)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

66	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	3-Month USD-LIBOR	2.000%	06/17/2020	$	811,400	$1,009	$1,004	$2,013	$0
BRC	Pay	6-Month AUD-BBR-BBSW	5.250%	12/15/2021	AUD	97,200	(138)	8,991	8,853	0
CBK	Pay	3-Month USD-LIBOR	1.800%	04/02/2020	$	356,810	(696)	2,058	1,362	0
DUB	Pay	1-Year BRL-CDI	12.810%	01/04/2021	BRL	328,960	(201)	542	341	0
	Pay	3-Month USD-LIBOR	2.000%	06/17/2020	$	2,042,000	3,372	1,694	5,066	0
FAR	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		369,200	589	327	916	0
FBF	Pay	1-Year BRL-CDI	12.810%	01/04/2021	BRL	280,670	(241)	532	291	0
GLM	Pay	3-Month USD-LIBOR	1.800%	04/02/2020	$	1,085,500	(2,956)	7,305	4,349	0
	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		222,400	494	58	552	0
	Pay	6-Month AUD-BBR-BBSW	5.250%	12/15/2021	AUD	145,800	(204)	13,483	13,279	0
	Pay	28-Day MXN-TIIE	5.000%	09/13/2017	MXN	325,000	(206)	502	296	0
MYC	Pay	1-Year BRL-CDI	12.810%	01/04/2021	BRL	411,200	(158)	585	427	0
	Pay	3-Month USD-LIBOR	2.000%	06/17/2020	$	856,700	1,402	723	2,125	0
RYL	Pay	3-Month USD-LIBOR	2.000%	06/17/2020		369,200	567	349	916	0
UAG	Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	205,725	642	(2,466)	0	(1,824)
	Pay	6-Month AUD-BBR-BBSW	5.000%	06/15/2022	AUD	128,000	(103)	16,870	16,767	0

							$3,172	$52,557	$57,553	$(1,824)

TOTAL RETURN SWAPS ON CONVERTIBLE SECURITIES

Counterparty	Pay/ Receive	Underlying Reference	# of Shares	Financing Rate	Maturity Date	Notional Amount	Premiums Paid	Unrealized Appreciation	Swap Agreements, at Value
									Asset	Liability
DUB	Receive	OGX Petroleo e Gas Participaceos S.A.	17,620	Not Applicable, Fully Funded	04/11/2015	$ 7,361	$7,361	$677	$8,038	$0
	Pay	OGX Petroleo e Gas Participaceos S.A.	22,235	Not Applicable, Fully Funded	04/11/2015	9,289	9,289	4,515	13,804	0

							$16,650	$5,192	$21,842	$0

Total Swap Agreements							$(680,521)	$281,367	$83,252	$(482,406)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	67

Schedule of Investments PIMCO Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(m)	Securities with an aggregate market value of $346,499 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
BOA	$5,885	$0	$2,223	$8,108	$(2,010)	$0	$(63,367)	$(65,377)	$(57,269)	$58,084	$815
BPS	26,446	0	476	26,922	0	0	(14,533)	(14,533)	12,389	(15,350)	(2,961)
BRC	0	0	10,586	10,586	(15)	0	(34,115)	(34,130)	(23,544)	(13,939)	(37,483)
CBK	3,879	0	1,398	5,277	(657)	0	(76,951)	(77,608)	(72,331)	72,976	645
DUB	32,049	0	27,249	59,298	(150)	(3,632)	(18,600)	(22,382)	36,916	(22,890)	14,026
FAR	0	0	916	916	0	0	0	0	916	0	916
FBF	4,041	0	291	4,332	(5,604)	0	(121,073)	(126,677)	(122,345)	122,396	51
GLM	47,262	0	18,476	65,738	(3,611)	0	0	(3,611)	62,127	(53,120)	9,007
GST	0	0	879	879	0	0	(46,962)	(46,962)	(46,083)	48,563	2,480
HUS	43,378	0	127	43,505	(1,647)	0	(37,711)	(39,358)	4,147	(8,040)	(3,893)
JPM	241,586	0	201	241,787	(19,840)	(9,081)	(22,896)	(51,817)	189,970	(184,133)	5,837
MSB	112,668	0	0	112,668	0	(4,540)	0	(4,540)	108,128	(119,750)	(11,622)
MYC	0	0	2,698	2,698	0	0	(33,397)	(33,397)	(30,699)	31,419	720
RBC	576	0	0	576	(563)	0	0	(563)	13	0	13
RYL	0	0	965	965	0	0	(10,135)	(10,135)	(9,170)	10,104	934
UAG	71,488	0	16,767	88,255	(71,627)	0	(2,666)	(74,293)	13,962	(13,281)	681

Total Over the Counter	$589,258	$0	$83,252	$672,510	$(105,724)	$(17,253)	$(482,406)	$(605,383)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$800	$0	$800
Swap Agreements	0	3,968	0	0	35,673	39,641

	$0	$3,968	$0	$800	$35,673	$40,441

68	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$589,258	$0	$589,258
Swap Agreements	0	25,699	0	0	57,553	83,252

	$0	$25,699	$0	$589,258	$57,553	$672,510

	$0	$29,667	$0	$590,058	$93,226	$712,951

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$82	$673	$755
Swap Agreements	0	866	0	0	7,685	8,551

	$0	$866	$0	$82	$8,358	$9,306

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$105,724	$0	$105,724
Written Options	0	0	0	17,253	0	17,253
Swap Agreements	0	480,582	0	0	1,824	482,406

	$0	$480,582	$0	$122,977	$1,824	$605,383

	$0	$481,448	$0	$123,059	$10,182	$614,689

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$30,671	$(41,763)	$(11,092)
Swap Agreements	0	35,843	0	0	(241,321)	(205,478)

	$0	$35,843	$0	$30,671	$(283,084)	$(216,570)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,207,691	$0	$1,207,691
Written Options	0	181	0	0	5,812	5,993
Swap Agreements	0	48,731	0	0	16,335	65,066

	$0	$48,912	$0	$1,207,691	$22,147	$1,278,750

	$0	$84,755	$0	$1,238,362	$(260,937)	$1,062,180

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$4,674	$(11,720)	$(7,046)
Swap Agreements	0	7,373	0	0	279,836	287,209

	$0	$7,373	$0	$4,674	$268,116	$280,163

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$589,601	$0	$589,601
Written Options	0	0	0	(8,165)	(2,712)	(10,877)
Swap Agreements	0	(34,163)	0	0	39,991	5,828

	$0	$(34,163)	$0	$581,436	$37,279	$584,552

	$0	$(26,790)	$0	$586,110	$305,395	$864,715

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	69

Schedule of Investments PIMCO Income Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$2,564,000	$461,999	$3,025,999
Corporate Bonds & Notes
Banking & Finance	115,994	3,997,833	255,607	4,369,434
Industrials	0	2,088,340	67,602	2,155,942
Utilities	0	2,076,107	6,400	2,082,507
Convertible Bonds & Notes
Banking & Finance	0	39,312	0	39,312
Municipal Bonds & Notes
California	0	21,041	0	21,041
U.S. Government Agencies	0	1,295,654	0	1,295,654
U.S. Treasury Obligations	0	1,853,258	0	1,853,258
Mortgage-Backed Securities	0	9,335,577	902,831	10,238,408
Asset-Backed Securities	71,210	7,427,790	71,349	7,570,349
Sovereign Issues	0	2,302,902	0	2,302,902
Common Stocks
Financials	1,007	0	0	1,007
Health Care	0	0	177	177
Convertible Preferred Securities
Banking & Finance	0	1,464	0	1,464
Preferred Securities
Banking & Finance	17,031	77,325	0	94,356
Utilities	1,664	16,008	0	17,672
Short-Term Instruments
Mexico Treasury Bills	0	466,657	0	466,657
U.S. Treasury Bills	0	390,958	0	390,958
	$206,906	$33,954,226	$1,765,965	$35,927,097

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$8,175,066	$0	$0	$8,175,066

Total Investments	$8,381,972	$33,954,226	$1,765,965	$44,102,163

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(104,052)	$0	$(104,052)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	800	39,641	0	40,441
Over the counter	0	650,668	21,842	672,510
	$800	$690,309	$21,842	$712,951

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(755)	(8,551)	0	(9,306)
Over the counter	0	(605,383)	0	(605,383)
	$(755)	$(613,934)	$0	$(614,689)

Totals	$8,382,017	$33,926,549	$1,787,807	$44,096,373

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

70	PIMCO INCOME FUND	See Accompanying Notes

March 31, 2015

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$193,991	$378,597	$(163,760)	$25,733	$3,490	$26,661	$0	$(2,713)	$461,999	$43,819
Corporate Bonds & Notes
Banking & Finance	172,884	81,402	(6,960)	(159)	389	8,051	0	0	255,607	8,297
Industrials	126,753	0	(47,755)	(656)	1,110	(16,267)	5,381	(964)	67,602	(883)
Utilities	6,806	0	(962)	0	0	556	0	0	6,400	636
Mortgage- Backed Securities	162,166	783,062	(98,843)	2,057	1,731	58,354	338	(6,034)	902,831	57,766
Asset- Backed Securities	60,080	12,455	(2,546)	409	799	1,013	0	(861)	71,349	1,283
Common Stocks
Health Care	261	0	0	0	0	(84)	0	0	177	(80)

	$722,941	$1,255,516	$(320,826)	$27,384	$7,519	$78,284	$5,719	$(10,572)	$1,765,965	$110,838

Financial Derivative Instruments - Assets
Over the counter	$9,766	$0	$0	$0	$0	$12,264	$0	$(188)	$21,842	$12,341

Totals	$732,707	$1,255,516	$(320,826)	$27,384	$7,519	$90,548	$5,719	$(10,760)	$1,787,807	$123,179

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$47,979	Benchmark Pricing	Base Price	100.50-101.38
	414,020	Third Party Vendor	Broker Quote	77.50-100.13
Corporate Bonds & Notes
Banking & Finance	255,607	Benchmark Pricing	Base Price	102.75
Industrials	67,602	Third Party Vendor	Broker Quote	103.50-118.25
Utilities	6,284	Benchmark Pricing	Base Price	104.61
	116	Third Party Vendor	Broker Quote	100.75
Mortgage-Backed Securities	771,292	Benchmark Pricing	Base Price	57.01-105.00
	4,009	Other Valuation Techniques (3)	—	—
	127,530	Third Party Vendor	Broker Quote	79.00-86.50
Asset-Backed Securities	71,349	Benchmark Pricing	Base Price	69.00-107.06
Common Stocks
Health Care	177	Other Valuation Techniques (3)	—	—

Financial Derivative Instruments - Assets
Over the counter	21,842	Indicative Market Quotation	Broker Quote	109.19-148.61

Total	$1,787,807

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques that are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	71

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are

72	PIMCO INCOME FUND

March 31, 2015

translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated

ANNUAL REPORT	MARCH 31, 2015	73

Notes to Financial Statements (Cont.)

undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Fund has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee.

74	PIMCO INCOME FUND

March 31, 2015

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar

ANNUAL REPORT	MARCH 31, 2015	75

Notes to Financial Statements (Cont.)

assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the valuation method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of valuation methods used by third-party pricing services (Level 2) to the use of a broker quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by third-party pricing services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

76	PIMCO INCOME FUND

March 31, 2015

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Benchmark pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Committee. Significant changes in the unobservable inputs of the benchmark pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy. The validity of the fair value is reviewed by PIMCO on a periodic basis and may be amended as the availability of market data indicates a material change.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain indicative market quotations (“broker quotes”) directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced broker quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the broker quote would have direct and proportional changes in the fair value of the security.

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2015, the Fund had no unfunded loan commitments outstanding.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal

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(the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  The Fund may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential

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Notes to Financial Statements (Cont.)

mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$575,584	$6,776,967	$(7,274,430)	$(545)	$23	$77,599	$2,267	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$25,745	$12,360,681	$(4,260,500)	$(8,267)	$(20,192)	$8,097,467	$38,781	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

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(a) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(b) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(c) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets

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Notes to Financial Statements (Cont.)

and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain

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or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest

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Notes to Financial Statements (Cont.)

rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap (see below), however, in applying certain of the Fund’s investment policies and restrictions the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to

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the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the

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Notes to Financial Statements (Cont.)

Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  The Fund may enter into total return swap agreements to gain or mitigate exposure to the underlying reference. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and

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in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a negative total return.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in

ANNUAL REPORT	MARCH 31, 2015	89

Notes to Financial Statements (Cont.)

interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type

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of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures

ANNUAL REPORT	MARCH 31, 2015	91

Notes to Financial Statements (Cont.)

broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, C and R Classes
0.20%	0.30%	0.20%	0.29%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class C	0.75%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

ANNUAL REPORT	MARCH 31, 2015	93

Notes to Financial Statements (Cont.)

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; and (vi) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$5,488,568	$500,667

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of

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performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$48,821,975	$50,222,287	$14,357,811	$6,593,839

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	664,734	$8,338,836	472,134	$5,856,203
Class P	437,511	5,500,661	261,638	3,248,050
Administrative Class	11,262	141,927	17,810	225,682
Class D	301,747	3,790,695	275,707	3,422,250
Class A	206,898	2,598,898	245,703	3,047,477
Class C	159,980	2,009,822	148,791	1,848,469
Class R	4,735	59,266	4,077	50,458

Issued as reinvestment of distributions
Institutional Class	74,939	938,760	58,266	720,791
Class P	26,817	335,320	9,616	118,956
Administrative Class	477	5,960	188	2,330
Class D	31,760	397,480	19,771	244,640
Class A	22,210	278,040	18,079	223,583
Class C	15,601	195,165	9,776	120,875
Class R	381	4,769	189	2,338

ANNUAL REPORT	MARCH 31, 2015	95

Notes to Financial Statements (Cont.)

	Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Cost of shares redeemed
Institutional Class	(547,742)	$(6,894,139)	(358,027)	$(4,417,210)
Class P	(138,932)	(1,738,794)	(126,526)	(1,557,544)
Administrative Class	(5,806)	(72,822)	(8,801)	(107,962)
Class D	(163,608)	(2,047,125)	(230,348)	(2,846,148)
Class A	(158,422)	(1,994,856)	(210,327)	(2,597,066)
Class C	(66,800)	(837,877)	(73,727)	(907,859)
Class R	(1,708)	(21,408)	(1,920)	(23,792)
Net increase resulting from Fund share transactions	876,034	$10,988,578	532,069	$6,674,521

13. REGULATORY AND LITIGATION MATTERS

The Fund is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses	Qualified Late-Year Loss Deferral— Capital(3)	Qualified Late-Year Loss Deferral— Ordinary (4)
PIMCO Income Fund	$1,326,176	$46,310	$579,957	$(123,401)	$—	$(706,815)	$—
(1)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, treasury inflation protected securities (TIPS), deflationary adjustments, and convertible preferred securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Funds elected to defer to the following taxable year pursuant to federal income tax regulations.
(4)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

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As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (5)
PIMCO Income Fund	$44,036,376	$1,690,655	$(1,624,868)	$65,787
(5)

Primary differences between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals, sale/buyback transactions, Lehman securities, treasury inflation protected securities (TIPS) and convertible preferred securities for federal income tax purposes.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Funds made the following tax basis distributions (amounts in thousands):

	March 31, 2015			March 31, 2014
	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)	Ordinary Income Distributions (6)	Long-Term Capital Gain Distributions	Return of Capital (7)
PIMCO Income Fund	$2,307,735	$80,257	$—	$1,530,805	$20,999	$—
(6)	Includes short-term capital gains, if any, distributed.
(7)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2015	97

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Income Fund (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

98	PIMCO INCOME FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GST	Goldman Sachs International
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	JML	JP Morgan Securities Plc
BRC	Barclays Bank PLC	JPM	JPMorgan Chase Bank N.A.
CBK	Citibank N.A.	MSB	Morgan Stanley Bank, N.A
CFR	Credit Suisse Securities (Europe) Ltd.	MYC	Morgan Stanley Capital Services, Inc.
DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	UAG	UBS AG Stamford
GLM	Goldman Sachs Bank USA

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound
BRL	Brazilian Real	HKD	Hong Kong Dollar
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	MXN	Mexican Peso
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index
CDX.HY	Credit Derivatives Index - High Yield

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
BABs	Build America Bonds	MBS	Mortgage-Backed Security
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BBSW	Bank Bill Swap Reference Rate	REMIC	Real Estate Mortgage Investment Conduit
CDI	Brazil Interbank Deposit Rate	RMBS	Residential Mortgage-Backed Security
CDO	Collateralized Debt Obligation	TBD%	Interest rate to be determined when loan settles
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
CMBS	Collateralized Mortgage-Backed Security

ANNUAL REPORT	MARCH 31, 2015	99

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund's dividend distribution that qualifies under tax law. The percentage of each Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Income Fund	0.00%	0.00%	$1,013,323	$5,311

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

100	PIMCO INCOME FUND

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust[1]*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[2]
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.
[1]	Trustees serve until their successors are duly elected and qualified.
[2]	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

ANNUAL REPORT	MARCH 31, 2015	101

Management of the Trust  (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

102	PIMCO INCOME FUND

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

ANNUAL REPORT	MARCH 31, 2015	103

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

104	PIMCO INCOME FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2015	105

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3013AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

PIMCO Low Duration Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start

2	PIMCO LOW DURATION FUND

of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures,

ANNUAL REPORT	MARCH 31, 2015	3

Chairman’s Letter (Cont.)

which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO LOW DURATION FUND

Important Information About the PIMCO Low Duration Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to the Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. If the performance of the Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk and short sale risk. A complete description of these risks is contained in the Fund’s prospectus. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk and the risk that the Fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if the Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2015	5

Important Information About the PIMCO Low Duration Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that the Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class D, Class A, Class C and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume the investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same Fund classification. Each benchmark index and Lipper Average does not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	PIMCO LOW DURATION FUND

The following table discloses the inception dates of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Low Duration Fund	05/11/87	05/11/87	04/30/08	01/03/95	04/08/98	01/13/97	01/13/97	12/31/02

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares, respectively.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Low Duration Fund

Cumulative Returns Through March 31, 2015

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (05/11/87)
PIMCO Low Duration Fund Institutional Class	1.22%	2.50%	3.94%	5.95%
PIMCO Low Duration Fund Class P	1.12%	2.40%	3.83%	5.87%
PIMCO Low Duration Fund Administrative Class	0.97%	2.24%	3.68%	5.69%
PIMCO Low Duration Fund Class D	0.93%	2.20%	3.63%	5.65%
PIMCO Low Duration Fund Class A	0.88%	2.14%	3.54%	5.49%
PIMCO Low Duration Fund Class A (adjusted)	-1.39%	1.68%	3.31%	5.37%
PIMCO Low Duration Fund Class C	0.58%	1.84%	3.14%	5.01%
PIMCO Low Duration Fund Class C (adjusted)	-0.40%	1.84%	3.14%	5.01%
PIMCO Low Duration Fund Class R	0.63%	1.89%	3.29%	5.22%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	1.00%	1.02%	2.62%	4.95%
Lipper Short Investment Grade Debt Funds Average	0.93%	1.97%	2.78%	5.01%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 04/30/1987.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.46% for Institutional Class shares, 0.56% for Class P shares, 0.71% for Administrative Class shares, 0.75% for Class D shares, 0.80% for Class A shares, 1.10% for Class C shares and 1.05% for Class R shares.

8	PIMCO LOW DURATION FUND

Institutional Class - PTLDX	Class P - PLDPX	Administrative Class - PLDAX	Class D - PLDDX
Class A - PTLAX	Class C - PTLCX	Class R - PLDRX

Allocation Breakdown†

Corporate Bonds & Notes	35.0%
U.S. Treasury Obligations	15.8%
Mortgage-Backed Securities	13.7%
U.S. Government Agencies	10.4%
Sovereign Issues	10.0%
Asset-Backed Securities	7.7%
Short-Term Instruments‡	5.6%
Other	1.8%

†	% of Investments, at value as of 03/31/15
‡	Includes Central Funds used for Cash Management Purposes

Portfolio Insights

»

The PIMCO Low Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to non-Agency mortgages benefited performance as prices on these securities generally rose during the reporting period.

»	Exposure to investment grade corporate securities contributed to absolute performance as this sector generated positive returns during the reporting period.
»	Exposure to high yield corporate securities contributed to absolute performance as this sector generated positive returns during the reporting period.

»	Exposure to Italian duration (or sensitivity to changes in market interest rates) added to performance as Italian yields declined over the reporting period.

»	Short exposure to the Japanese yen and euro added to performance as these currencies declined versus the U.S. dollar during the reporting period.

»	Short exposure to the thirty-year portion of the U.S. yield curve detracted from performance as thirty-year yields declined during the reporting period.

ANNUAL REPORT	MARCH 31, 2015	9

Expense Example PIMCO Low Duration Fund

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period*	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,007.70	$2.30	$1,000.00	$1,022.64	$2.32	0.46%
Class P	1,000.00	1,007.20	2.80	1,000.00	1,022.14	2.82	0.56
Administrative Class	1,000.00	1,006.40	3.55	1,000.00	1,021.39	3.58	0.71
Class D	1,000.00	1,006.20	3.75	1,000.00	1,021.19	3.78	0.75
Class A	1,000.00	1,006.00	4.00	1,000.00	1,020.94	4.03	0.80
Class C	1,000.00	1,004.50	5.50	1,000.00	1,019.45	5.54	1.10
Class R	1,000.00	1,004.70	5.25	1,000.00	1,019.70	5.29	1.05

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

10	PIMCO LOW DURATION FUND

Benchmark Descriptions

Index	Description

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	11

Benchmark Descriptions (Cont.)

Index	Description

BofA Merrill Lynch 1-3 Year U.S. Treasury Index	The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

12	PIMCO LOW DURATION FUND

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ANNUAL REPORT	MARCH 31, 2015	13

Financial Highlights PIMCO Low Duration Fund

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Institutional Class
03/31/2015	$10.34	$0.14	$(0.02)	$0.12	$(0.37)	$0.00
03/31/2014	10.50	0.11	(0.10)	0.01	(0.16)	(0.01)
03/31/2013	10.40	0.15	0.35	0.50	(0.29)	(0.11)
03/31/2012	10.44	0.19	0.05	0.24	(0.28)	0.00
03/31/2011	10.44	0.21	0.22	0.43	(0.24)	(0.19)
Class P
03/31/2015	10.34	0.13	(0.02)	0.11	(0.36)	0.00
03/31/2014	10.50	0.10	(0.10)	0.00	(0.15)	(0.01)
03/31/2013	10.40	0.14	0.34	0.48	(0.27)	(0.11)
03/31/2012	10.44	0.18	0.05	0.23	(0.27)	0.00
03/31/2011	10.44	0.20	0.22	0.42	(0.23)	(0.19)
Administrative Class
03/31/2015	10.34	0.12	(0.02)	0.10	(0.35)	0.00
03/31/2014	10.50	0.09	(0.10)	(0.01)	(0.14)	(0.01)
03/31/2013	10.40	0.13	0.34	0.47	(0.26)	(0.11)
03/31/2012	10.44	0.16	0.06	0.22	(0.26)	0.00
03/31/2011	10.44	0.18	0.22	0.40	(0.21)	(0.19)
Class D
03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00
03/31/2014	10.50	0.09	(0.11)	(0.02)	(0.13)	(0.01)
03/31/2013	10.40	0.12	0.34	0.46	(0.25)	(0.11)
03/31/2012	10.44	0.16	0.05	0.21	(0.25)	0.00
03/31/2011	10.44	0.18	0.22	0.40	(0.21)	(0.19)
Class A
03/31/2015	10.34	0.11	(0.02)	0.09	(0.34)	0.00
03/31/2014	10.50	0.08	(0.10)	(0.02)	(0.13)	(0.01)
03/31/2013	10.40	0.12	0.34	0.46	(0.25)	(0.11)
03/31/2012	10.44	0.15	0.06	0.21	(0.25)	0.00
03/31/2011	10.44	0.17	0.21	0.38	(0.19)	(0.19)

Please see footnotes on page 16.

14	PIMCO LOW DURATION FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.37)	$10.09	1.22%	$8,159,144	0.46%		0.46%		0.46%		0.46%		1.37%	110%
(0.17)	10.34	0.09	14,841,581	0.46		0.46		0.46		0.46		1.11	248
(0.40)	10.50	4.76	15,017,652	0.46		0.46		0.46		0.46		1.44	445
(0.28)	10.40	2.36	13,180,746	0.46		0.46		0.46		0.46		1.81	437
(0.43)	10.44	4.15	13,350,275	0.46		0.46		0.46		0.46		1.99	461

(0.36)	10.09	1.12	1,149,185	0.56		0.56		0.56		0.56		1.27	110
(0.16)	10.34	(0.01)	2,338,918	0.56		0.56		0.56		0.56		1.01	248
(0.38)	10.50	4.66	2,097,525	0.56		0.56		0.56		0.56		1.36	445
(0.27)	10.40	2.26	928,142	0.56		0.56		0.56		0.56		1.71	437
(0.42)	10.44	4.04	806,915	0.56		0.56		0.56		0.56		1.92	461

(0.35)	10.09	0.97	302,533	0.71		0.71		0.71		0.71		1.12	110
(0.15)	10.34	(0.16)	522,884	0.71		0.71		0.71		0.71		0.87	248
(0.37)	10.50	4.50	710,182	0.71		0.71		0.71		0.71		1.21	445
(0.26)	10.40	2.10	478,181	0.71		0.71		0.71		0.71		1.56	437
(0.40)	10.44	3.89	850,731	0.71		0.71		0.71		0.71		1.74	461

(0.34)	10.09	0.93	1,097,885	0.75		0.75		0.75		0.75		1.08	110
(0.14)	10.34	(0.20)	1,711,864	0.75		0.75		0.75		0.75		0.83	248
(0.36)	10.50	4.46	2,053,619	0.75		0.75		0.75		0.75		1.15	445
(0.25)	10.40	2.06	1,756,751	0.75		0.75		0.75		0.75		1.52	437
(0.40)	10.44	3.85	1,783,728	0.75		0.75		0.75		0.75		1.72	461

(0.34)	10.09	0.88	1,508,086	0.80		0.80		0.80		0.80		1.04	110
(0.14)	10.34	(0.25)	3,043,735	0.80		0.80		0.80		0.80		0.78	248
(0.36)	10.50	4.41	3,713,284	0.80		0.80		0.80		0.80		1.10	445
(0.25)	10.40	2.01	3,394,040	0.80	(b)	0.80	(b)	0.80	(b)	0.80	(b)	1.47	437
(0.38)	10.44	3.74	3,439,969	0.85		0.85		0.85		0.85		1.61	461

Please see footnotes on page 16.

ANNUAL REPORT	MARCH 31, 2015	15

Financial Highlights PIMCO Low Duration Fund (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
Class C
03/31/2015	$10.34	$0.08	$(0.02)	$0.06	$(0.31)	$0.00
03/31/2014	10.50	0.05	(0.10)	(0.05)	(0.10)	(0.01)
03/31/2013	10.40	0.08	0.35	0.43	(0.22)	(0.11)
03/31/2012	10.44	0.12	0.06	0.18	(0.22)	0.00
03/31/2011	10.44	0.14	0.21	0.35	(0.16)	(0.19)
Class R
03/31/2015	10.34	0.08	(0.02)	0.06	(0.31)	0.00
03/31/2014	10.50	0.05	(0.10)	(0.05)	(0.10)	(0.01)
03/31/2013	10.40	0.09	0.34	0.43	(0.22)	(0.11)
03/31/2012	10.44	0.13	0.05	0.18	(0.22)	0.00
03/31/2011	10.44	0.15	0.21	0.36	(0.17)	(0.19)

(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.55%.

16	PIMCO LOW DURATION FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$(0.31)	$10.09	0.58%	$700,338	1.10%		1.10%		1.10%		1.10%		0.74%	110%
(0.11)	10.34	(0.55)	959,812	1.10		1.10		1.10		1.10		0.47	248
(0.33)	10.50	4.10	1,036,641	1.10		1.10		1.10		1.10		0.80	445
(0.22)	10.40	1.70	990,380	1.10	(b)	1.10	(b)	1.10	(b)	1.10	(b)	1.17	437
(0.35)	10.44	3.43	1,014,588	1.15		1.15		1.15		1.15		1.31	461

(0.31)	10.09	0.63	105,708	1.05		1.05		1.05		1.05		0.79	110
(0.11)	10.34	(0.50)	135,958	1.05		1.05		1.05		1.05		0.53	248
(0.33)	10.50	4.15	131,888	1.05		1.05		1.05		1.05		0.85	445
(0.22)	10.40	1.76	116,496	1.05	(b)	1.05	(b)	1.05	(b)	1.05	(b)	1.22	437
(0.36)	10.44	3.49	96,283	1.10		1.10		1.10		1.10		1.41	461

ANNUAL REPORT	MARCH 31, 2015	17

Statement of Assets and Liabilities PIMCO Low Duration Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$14,548,764
Investments in Affiliates	54,750
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,717
Over the counter	806,737
Cash	2
Deposits with counterparty	14,081
Foreign currency, at value	36,991
Receivable for investments sold	724,870
Receivable for Fund shares sold	21,695
Interest and dividends receivable	52,009
Dividends receivable from Affiliates	32
Other assets	4
16,265,652
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$593,107
Payable for sale-buyback transactions	128,815
Payable for short sales	36,831
Financial Derivative Instruments
Exchange-traded or centrally cleared	9,379
Over the counter	160,441
Payable for investments purchased	1,365,930
Payable for investments in Affiliates purchased	32
Deposits from counterparty	642,243
Payable for Fund shares redeemed	297,944
Dividends payable	1,589
Accrued investment advisory fees	2,791
Accrued supervisory and administrative fees	2,655
Accrued distribution fees	495
Accrued servicing fees	489
Other liabilities	32
3,242,773
Net Assets	$13,022,879
Net Assets Consist of:
Paid in capital	$13,410,759
(Overdistributed) net investment income	(385,995)
Accumulated undistributed net realized (loss)	(165,064)
Net unrealized appreciation	163,179
$13,022,879
Cost of Investments in securities	$14,928,813
Cost of Investments in Affiliates	$54,750
Cost of Foreign Currency Held	$37,183
Proceeds Received on Short Sales	$36,641
Cost or Premiums of Financial Derivative Instruments, net	$28,080

* Includes repurchase agreements of:	$2,489

18	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

Net Assets:
Institutional Class	$8,159,144
Class P	1,149,185
Administrative Class	302,533
Class D	1,097,885
Class A	1,508,086
Class C	700,338
Class R	105,708
Shares Issued and Outstanding:
Institutional Class	808,795
Class P	113,915
Administrative Class	29,989
Class D	108,830
Class A	149,492
Class C	69,422
Class R	10,479
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$10.09
Class P	10.09
Administrative Class	10.09
Class D	10.09
Class A	10.09
Class C	10.09
Class R	10.09

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2015	19

Statement of Operations PIMCO Low Duration Fund

Year Ended March 31, 2015
(Amounts in thousands)

Investment Income:
Interest, net of foreign taxes*	$337,375
Dividends	693
Dividends from Investments in Affiliates	15,047
Total Income	353,115

Expenses:
Investment advisory fees	48,158
Supervisory and administrative fees	45,799
Distribution and/or servicing fees - Administrative Class	1,049
Distribution and/or servicing fees - Class D	3,616
Distribution fees - Class B	17 ^
Distribution fees - Class C	2,502
Distribution fees - Class R	329
Servicing fees - Class A	5,867
Servicing fees - Class B	6 ^
Servicing fees - Class C	2,085
Servicing fees - Class R	329
Trustee fees	55
Interest expense	409
Miscellaneous expense	15
Total Expenses	110,236

Net Investment Income	242,879

Net Realized Gain (Loss):
Investments in securities	(275,162)
Investments in Affiliates	(4,768)
Exchange-traded or centrally cleared financial derivative instruments	(94,869)
Over the counter financial derivative instruments	318,235
Foreign currency	5,134
Net Realized (Loss)	(51,430)

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(586,419)
Investments in Affiliates	(462)
Exchange-traded or centrally cleared financial derivative instruments	(39,264)
Over the counter financial derivative instruments	644,498
Foreign currency assets and liabilities	(3,266)
Net Change in Unrealized Appreciation	15,087
Net (Loss)	(36,343)

Net Increase in Net Assets Resulting from Operations	$206,536

* Foreign tax withholdings	$1

^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

20	PIMCO LOW DURATION FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Low Duration Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014
(Decrease) in Net Assets from:

Operations:
Net investment income	$242,879	$241,130
Net realized (loss)	(51,430)	(60,288)
Net change in unrealized appreciation (depreciation)	15,087	(189,312)
Net increase (decrease) in net assets resulting from operations	206,536	(8,470)

Distributions to Shareholders:
From net investment income
Institutional Class	(396,168)	(232,171)
Class P	(54,345)	(31,642)
Administrative Class	(12,860)	(8,079)
Class D	(44,242)	(24,434)
Class A	(65,763)	(42,795)
Class B	(49)^	(16)
Class C	(23,527)	(9,407)
Class R	(3,945)	(1,308)
From net realized capital gains
Institutional Class	0	(9,632)
Class P	0	(1,371)
Administrative Class	0	(357)
Class D	0	(1,157)
Class A	0	(2,132)
Class B	0	(2)
Class C	0	(647)
Class R	0	(82)

Total Distributions	(600,899)	(365,232)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(10,141,064)	(832,194)

Total (Decrease) in Net Assets	(10,535,427)	(1,205,896)

Net Assets:
Beginning of year	23,558,306	24,764,202
End of year*	$13,022,879	$23,558,306

*Including (overdistributed) net investment income of:	$(385,995)	$(16,320)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	21

Schedule of Investments PIMCO Low Duration Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 111.7%

BANK LOAN OBLIGATIONS 1.5%
AWAS Finance Luxembourg S.A.
3.500% due 07/16/2018		$1,626	$1,630
Biomet, Inc.
3.674% due 07/25/2017		12,384	12,384
CSC Holdings, Inc.
2.678% due 04/17/2020		5,821	5,802
H.J. Heinz Co.
3.250% due 06/05/2020		110,010	110,222
HCA, Inc.
2.678% due 02/02/2016		2,223	2,225
2.678% due 05/02/2016		20,800	20,802
3.025% due 05/01/2018		1,874	1,877
Hertz Corp.
3.500% due 03/11/2018		669	667
MGM Resorts International
3.500% due 12/20/2019		7,859	7,845
NRG Energy, Inc.
2.750% due 07/02/2018		14,423	14,376
Pinnacle Entertainment, Inc.
3.750% due 08/13/2020		4,610	4,617
SunGard Data Systems, Inc.
4.000% due 03/08/2020		12,328	12,371
Windstream Corp.
3.500% due 01/23/2020		4,421	4,424

Total Bank Loan Obligations (Cost $199,692)			199,242

CORPORATE BONDS & NOTES 39.2%

BANKING & FINANCE 23.4%
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017		39,000	38,708
Ally Financial, Inc.
2.500% due 03/15/2017 (g)		30,000	29,601
2.750% due 01/30/2017		15,275	15,257
2.937% due 07/18/2016		775	777
3.125% due 01/15/2016		6,255	6,286
3.500% due 07/18/2016		6,445	6,542
4.625% due 06/26/2015		32,550	32,753
5.500% due 02/15/2017		7,894	8,230
American International Group, Inc.
5.050% due 10/01/2015		20,000	20,428
Banca Carige SpA
3.750% due 11/25/2016	EUR	1,700	1,932
Banco Santander Brasil S.A.
4.625% due 02/13/2017		$1,600	1,656
Banco Santander Chile
1.857% due 01/19/2016		1,200	1,209
3.750% due 09/22/2015		45,200	45,728

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bank of America Corp.
0.588% due 08/15/2016		$13,400	$13,302
1.144% due 04/01/2019		80,600	81,151
1.335% due 03/22/2018		16,500	16,700
2.000% due 01/11/2018		4,200	4,234
2.650% due 04/01/2019		12,800	13,055
5.420% due 03/15/2017		1,000	1,069
5.650% due 05/01/2018		25,033	27,784
5.750% due 12/01/2017		8,700	9,577
6.400% due 08/28/2017		6,150	6,819
6.500% due 08/01/2016		131,095	139,942
7.800% due 09/15/2016		1,000	1,089
8.950% due 05/18/2017		180	190
Bank of America N.A.
0.551% due 06/15/2016		2,300	2,292
0.571% due 06/15/2017		8,300	8,234
Bankia S.A.
0.255% due 01/25/2016	EUR	16,100	17,312
4.375% due 02/14/2017		5,400	6,207
Barclays Bank PLC
14.000% due 06/15/2019 (f)	GBP	3,700	7,398
BB&T Corp.
0.950% due 01/15/2020		$38,300	38,458
BBVA Banco Continental S.A.
2.250% due 07/29/2016		1,500	1,512
BBVA Bancomer S.A.
4.500% due 03/10/2016		20,250	20,908
BBVA U.S. Senior S.A.U.
4.664% due 10/09/2015		15,400	15,698
Bear Stearns Cos. LLC
0.652% due 11/21/2016		14,120	14,109
6.400% due 10/02/2017		5,500	6,138
7.250% due 02/01/2018		800	921
BPCE S.A.
0.826% due 11/18/2016		4,500	4,510
0.875% due 06/23/2017		3,300	3,307
1.364% due 03/06/2017	GBP	18,400	27,478
1.625% due 02/10/2017		$15,600	15,750
Caterpillar Financial Services Corp.
2.250% due 12/01/2019		7,300	7,414
CIT Group, Inc.
4.250% due 08/15/2017		30,824	31,363
5.000% due 05/15/2017		15,467	15,946
Citigroup, Inc.
0.534% due 06/09/2016		3,100	3,082
0.728% due 05/31/2017	EUR	200	214
0.805% due 03/10/2017		$900	900
1.064% due 04/01/2016		22,389	22,454
1.216% due 07/25/2016		219,200	220,433
1.312% due 11/30/2017	EUR	5,000	5,387
1.350% due 03/10/2017		$26,100	26,064
4.450% due 01/10/2017		8,800	9,277
6.125% due 05/15/2018		2,300	2,590

22	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Agricole S.A.
1.053% due 04/15/2019		$8,100	$8,167
Credit Suisse
0.943% due 01/29/2018		10,500	10,542
Eksportfinans ASA
0.720% due 07/28/2016	JPY	100,000	817
1.570% due 02/14/2018		1,000,000	8,073
2.000% due 09/15/2015		$11,300	11,333
2.375% due 05/25/2016		72,700	73,141
5.500% due 05/25/2016		7,800	8,115
5.500% due 06/26/2017		43,042	45,947
Export-Import Bank of India
2.423% due 03/30/2016		1,500	1,512
First Horizon National Corp.
5.375% due 12/15/2015		15,600	16,005
Ford Motor Credit Co. LLC
0.706% due 11/08/2016		5,000	4,981
1.037% due 01/17/2017		30,445	30,495
1.182% due 11/04/2019		53,500	53,605
1.500% due 01/17/2017		4,546	4,557
3.000% due 06/12/2017		29,000	29,898
3.984% due 06/15/2016		4,400	4,537
5.000% due 05/15/2018		14,811	16,160
5.625% due 09/15/2015		20,800	21,237
5.750% due 02/01/2021		6,300	7,329
8.000% due 12/15/2016		41,285	45,767
GATX Financial Corp.
5.800% due 03/01/2016		1,200	1,252
General Motors Financial Co., Inc.
1.812% due 01/15/2020		38,700	38,815
2.750% due 05/15/2016		15,200	15,398
3.000% due 09/25/2017		41,500	42,316
GMAC International Finance BV
7.500% due 04/21/2015	EUR	6,835	7,377
Goldman Sachs Group, Inc.
1.417% due 04/23/2020		$49,700	50,393
5.375% due 03/15/2020		5,000	5,678
6.000% due 06/15/2020		9,033	10,555
7.500% due 02/15/2019		4,200	5,017
Hana Bank
4.000% due 11/03/2016		4,500	4,686
Harley-Davidson Financial Services, Inc.
2.700% due 03/15/2017		3,200	3,294
HBOS PLC
0.964% due 09/06/2017		32,300	32,316
HCP, Inc.
6.300% due 09/15/2016		1,000	1,073
Hospitality Properties Trust
6.300% due 06/15/2016		7,500	7,747
HSBC Finance Corp.
0.692% due 06/01/2016		50,248	50,189
HSBC USA Capital Trust
8.380% due 05/15/2027		700	709

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC USA, Inc.
0.868% due 11/13/2019		$69,300	$69,281
2.375% due 11/13/2019		20,400	20,595
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017		56,500	56,292
Hyundai Capital Services, Inc.
4.375% due 07/27/2016		9,310	9,700
Industrial Bank of Korea
2.375% due 07/17/2017		13,800	14,046
3.750% due 09/29/2016		59,200	61,303
International Lease Finance Corp.
4.875% due 04/01/2015		5,110	5,110
5.750% due 05/15/2016		20,530	21,367
6.750% due 09/01/2016		12,950	13,792
7.125% due 09/01/2018		200	225
8.625% due 09/15/2015		11,500	11,845
Intesa Sanpaolo SpA
2.375% due 01/13/2017		9,080	9,191
3.125% due 01/15/2016		200	203
IPIC GMTN Ltd.
4.875% due 05/14/2016	EUR	1,700	1,916
JPMorgan Chase & Co.
0.706% due 11/18/2016		$19,400	19,407
0.772% due 03/01/2018		18,000	18,017
1.063% due 05/30/2017	GBP	35,100	51,651
1.212% due 01/23/2020		$42,400	43,096
3.450% due 03/01/2016		1,100	1,125
6.000% due 01/15/2018		21,285	23,814
6.300% due 04/23/2019		3,300	3,835
JPMorgan Chase Bank N.A.
0.600% due 06/13/2016		1,300	1,297
5.375% due 09/28/2016	GBP	9,800	15,412
6.000% due 10/01/2017		$11,000	12,189
Kookmin Bank
1.131% due 01/27/2017		71,010	71,403
1.375% due 01/15/2016		7,000	7,013
1.502% due 10/11/2016		1,000	1,010
LeasePlan Corp. NV
2.500% due 05/16/2018		2,000	2,024
3.000% due 10/23/2017		7,025	7,231
Macquarie Group Ltd.
1.255% due 01/31/2017		2,640	2,655
4.875% due 08/10/2017		3,000	3,213
Morgan Stanley
5.550% due 04/27/2017		200	216
6.625% due 04/01/2018		6,000	6,828
MUFG Americas Holdings Corp.
0.826% due 02/09/2018		19,100	19,140
MUFG Union Bank N.A.
0.655% due 05/05/2017		67,500	67,407
1.019% due 09/26/2016		26,400	26,547

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	23

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Murray Street Investment Trust
4.647% due 03/09/2017		$6,712	$7,115
National City Bank
0.621% due 12/15/2016		8,090	8,064
0.634% due 06/07/2017		7,950	7,915
Navient Corp.
2.906% due 09/15/2015		10,000	10,030
5.000% due 04/15/2015		31,217	31,256
6.000% due 01/25/2017		31,100	32,791
6.250% due 01/25/2016		41,956	43,267
Novo Banco S.A.
4.000% due 01/21/2019	EUR	1,000	1,091
5.875% due 11/09/2015		4,500	4,883
Pacific Life Global Funding
2.095% due 06/02/2018		$7,450	7,193
Preferred Term Securities Ltd.
0.821% due 03/24/2034		921	746
Pricoa Global Funding
1.350% due 08/18/2017		18,100	18,097
Prudential Covered Trust
2.997% due 09/30/2015		27,160	27,432
Qatari Diar Finance Co.
3.500% due 07/21/2015		65,300	65,903
QNB Finance Ltd.
3.125% due 11/16/2015		66,100	67,196
3.375% due 02/22/2017		8,000	8,290
Santander Bank N.A.
1.182% due 01/12/2018		36,300	36,334
Santander Issuances S.A.U.
5.911% due 06/20/2016		1,600	1,675
Shinhan Bank
0.901% due 04/08/2017		68,275	68,458
SLM Student Loan Trust
0.577% due 12/15/2033	EUR	761	787
Springleaf Finance Corp.
5.400% due 12/01/2015		$3,550	3,617
6.500% due 09/15/2017		5,000	5,288
6.900% due 12/15/2017		13,625	14,545
Sumitomo Mitsui Banking Corp.
0.834% due 01/16/2018		18,500	18,563
Synchrony Financial
1.485% due 02/03/2020		40,200	40,433
UBS AG
5.875% due 07/15/2016		6,977	7,383
Vesey Street Investment Trust
4.404% due 09/01/2016		14,523	15,146
Wachovia Corp.
0.623% due 10/15/2016		38,570	38,497
WEA Finance LLC
1.750% due 09/15/2017		7,700	7,743

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo & Co.
0.717% due 04/22/2019		$7,000	$7,010
Western Union Co.
1.262% due 08/21/2015		500	501

			3,045,053

INDUSTRIALS 10.5%
AbbVie, Inc.
1.750% due 11/06/2017		2,700	2,711
Actavis Funding SCS
1.348% due 03/12/2018		15,500	15,609
1.523% due 03/12/2020		33,200	33,691
2.450% due 06/15/2019		3,821	3,841
Actavis, Inc.
1.875% due 10/01/2017		12,630	12,665
Amgen, Inc.
0.642% due 05/22/2017		35,000	35,017
2.200% due 05/22/2019		8,610	8,726
2.500% due 11/15/2016		29,600	30,312
Anglo American Capital PLC
2.625% due 04/03/2017		1,600	1,624
Anheuser-Busch InBev Finance, Inc.
2.150% due 02/01/2019		3,200	3,257
Aviation Capital Group Corp.
3.875% due 09/27/2016		200	204
Barrick Gold Corp.
6.950% due 04/01/2019		1,950	2,278
Barry Callebaut Services NV
6.000% due 07/13/2017	EUR	1,250	1,500
Baxter International, Inc.
5.375% due 06/01/2018		$1,000	1,114
Becton Dickinson and Co.
0.721% due 06/15/2016		79,200	79,320
1.800% due 12/15/2017		15,300	15,424
2.675% due 12/15/2019		6,900	7,068
Bombardier, Inc.
4.250% due 01/15/2016		13,500	13,848
Boston Scientific Corp.
2.650% due 10/01/2018		1,000	1,012
5.125% due 01/12/2017		7,500	7,967
Canadian Natural Resources Ltd.
0.648% due 03/30/2016		12,000	11,986
1.750% due 01/15/2018		9,600	9,558
CNPC General Capital Ltd.
1.450% due 04/16/2016		39,500	39,515
Colorado Interstate Gas Co. LLC
6.800% due 11/15/2015		2,797	2,894
ConAgra Foods, Inc.
5.819% due 06/15/2017		1,190	1,295
Cox Communications, Inc.
9.375% due 01/15/2019		3,406	4,297

24	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CSX Corp.
7.900% due 05/01/2017		$15,500	$17,581
Daimler Finance North America LLC
0.615% due 03/10/2017		97,800	97,933
0.682% due 03/02/2018		6,200	6,211
2.375% due 08/01/2018		5,125	5,257
DISH DBS Corp.
7.750% due 05/31/2015		3,133	3,158
Dominion Gas Holdings LLC
2.500% due 12/15/2019		17,700	18,054
ERAC USA Finance LLC
6.200% due 11/01/2016		1,100	1,183
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		25,300	25,507
Freeport-McMoRan, Inc.
2.300% due 11/14/2017		11,400	11,369
Georgia-Pacific LLC
2.539% due 11/15/2019		37,500	38,059
Gilead Sciences, Inc.
2.350% due 02/01/2020		6,700	6,889
GTL Trade Finance, Inc.
7.250% due 10/20/2017		2,000	2,130
HCA, Inc.
6.500% due 02/15/2016		2,850	2,961
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	25,500	19,193
Humana, Inc.
7.200% due 06/15/2018		$8,800	10,224
Hyundai Capital America
1.875% due 08/09/2016		12,191	12,300
2.125% due 10/02/2017		420	424
Imperial Tobacco Finance PLC
2.050% due 02/11/2018		9,103	9,165
Kinder Morgan Energy Partners LP
2.650% due 02/01/2019		922	924
9.000% due 02/01/2019		3,825	4,663
Kinder Morgan, Inc.
3.050% due 12/01/2019		21,005	21,236
7.000% due 06/15/2017		16,582	18,297
7.250% due 06/01/2018		5,070	5,755
KLA-Tencor Corp.
2.375% due 11/01/2017		3,000	3,051
3.375% due 11/01/2019		1,100	1,143
Korea National Oil Corp.
4.000% due 10/27/2016		56,100	58,416
Lennar Corp.
5.600% due 05/31/2015		100	100
Louisiana-Pacific Corp.
7.500% due 06/01/2020		4,600	4,934
Masco Corp.
6.125% due 10/03/2016		400	428

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
McKesson Corp.
1.292% due 03/10/2017	$3,900	$3,905
Medtronic, Inc.
1.071% due 03/15/2020	45,000	45,552
1.375% due 04/01/2018	23,100	23,121
Merck & Co., Inc.
0.631% due 02/10/2020	33,600	33,776
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	14,186	16,097
MGM Resorts International
6.625% due 07/15/2015	3,775	3,817
6.875% due 04/01/2016	2,908	3,039
7.500% due 06/01/2016	2,900	3,054
10.000% due 11/01/2016	565	629
Motorola Solutions, Inc.
3.500% due 09/01/2021	2,000	2,053
Mylan, Inc.
2.550% due 03/28/2019	15,275	15,370
NBCUniversal Enterprise, Inc.
0.790% due 04/15/2016	1,600	1,605
Nissan Motor Acceptance Corp.
1.000% due 03/15/2016	7,700	7,718
1.800% due 03/15/2018	1,800	1,810
1.950% due 09/12/2017	1,200	1,220
2.350% due 03/04/2019	3,475	3,541
Northwest Airlines Pass-Through Trust
7.150% due 04/01/2021	2,299	2,425
Olin Corp.
6.750% due 06/15/2016	15,000	15,825
ONEOK Partners LP
2.000% due 10/01/2017	450	449
Pearson Dollar Finance PLC
6.250% due 05/06/2018	2,500	2,799
Pioneer Natural Resources Co.
6.875% due 05/01/2018	5,224	5,924
Rock-Tenn Co.
4.450% due 03/01/2019	3,155	3,390
RPM International, Inc.
6.500% due 02/15/2018	1,600	1,789
SABIC Capital BV
3.000% due 11/02/2015	2,300	2,333
SABMiller Holdings, Inc.
2.200% due 08/01/2018	13,400	13,564
2.450% due 01/15/2017	3,300	3,373
SABMiller PLC
6.500% due 07/15/2018	1,950	2,234
Sinopec Group Overseas Development Ltd.
2.750% due 05/17/2017 (i)	59,600	60,760
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	1,900	2,043

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	25

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southwestern Energy Co.
3.300% due 01/23/2018		$5,200	$5,303
4.050% due 01/23/2020		18,050	18,672
Telefonica Emisiones S.A.U.
0.915% due 06/23/2017		45,000	44,912
3.192% due 04/27/2018		500	522
3.992% due 02/16/2016		2,000	2,051
5.375% due 02/02/2018	GBP	12,600	20,652
6.421% due 06/20/2016		$27,240	28,949
Thermo Fisher Scientific, Inc.
3.200% due 03/01/2016		4,550	4,643
Time Warner Cable, Inc.
5.850% due 05/01/2017		14,382	15,648
6.750% due 07/01/2018		1,300	1,495
8.250% due 04/01/2019		5,921	7,249
8.750% due 02/14/2019		2,413	2,981
UAL Pass-Through Trust
10.400% due 05/01/2018		542	592
UnitedHealth Group, Inc.
1.400% due 12/15/2017		7,600	7,663
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		600	69
Volkswagen Group of America Finance LLC
0.701% due 11/20/2017		33,300	33,328
2.450% due 11/20/2019		19,500	19,910
Volkswagen International Finance NV
2.125% due 11/20/2018		8,700	8,814
VW Credit, Inc.
0.689% due 06/26/2017		50,000	49,944
Walgreens Boots Alliance, Inc.
0.706% due 05/18/2016		37,500	37,567
1.750% due 11/17/2017		13,500	13,629
Whirlpool Corp.
1.650% due 11/01/2017		9,000	9,062
Woodside Finance Ltd.
3.650% due 03/05/2025		4,600	4,568

			1,374,716

UTILITIES 5.3%
AT&T, Inc.
0.693% due 03/30/2017		75,400	75,304
2.950% due 05/15/2016		26,177	26,729
BP Capital Markets PLC
4.750% due 03/10/2019		3,300	3,656
Consumers Energy Co.
6.700% due 09/15/2019		2,700	3,227
Dayton Power & Light Co.
1.875% due 09/15/2016		11,400	11,526
DTE Energy Co.
2.400% due 12/01/2019		14,400	14,650

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Electricite de France S.A.
6.500% due 01/26/2019	$800	$936
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	4,000	4,386
KT Corp.
1.750% due 04/22/2017	40,100	40,181
Petrobras Global Finance BV
1.881% due 05/20/2016	98,500	93,339
2.631% due 03/17/2017	4,050	3,736
3.250% due 03/17/2017	1,300	1,202
3.500% due 02/06/2017	1,300	1,220
3.875% due 01/27/2016	18,300	17,996
4.375% due 05/20/2023	6,000	5,146
Plains All American Pipeline LP
8.750% due 05/01/2019	5,446	6,794
PPL Energy Supply LLC
6.200% due 05/15/2016	5,145	5,323
Qtel International Finance Ltd.
3.375% due 10/14/2016	21,600	22,248
Qwest Corp.
7.200% due 11/10/2026	5,550	5,586
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.832% due 09/30/2016	4,794	4,968
Sprint Communications, Inc.
9.125% due 03/01/2017	7,107	7,782
TECO Finance, Inc.
6.750% due 05/01/2015	6,000	6,026
Verizon Communications, Inc.
0.664% due 06/09/2017	151,907	151,747
1.801% due 09/15/2016	7,650	7,776
2.021% due 09/14/2018	72,182	75,351
2.500% due 09/15/2016	93,535	95,549

		692,384

Total Corporate Bonds & Notes (Cost $5,106,731)		5,112,153

MUNICIPAL BONDS & NOTES 0.4%

NEW JERSEY 0.4%
New Jersey Economic Development Authority Revenue Bonds, Series 1998
5.875% due 05/15/2016	1,195	705
New Jersey Economic Development Authority Revenue Notes, Series 2014
1.096% due 06/15/2016	44,990	44,930

		45,635

26	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TEXAS 0.0%
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.355% due 04/01/2040	$3,999	$4,024

Total Municipal Bonds & Notes (Cost $50,108)		49,659

U.S. GOVERNMENT AGENCIES 11.7%
Fannie Mae
0.234% due 12/25/2036	1,786	1,749
0.294% due 06/25/2034	459	451
0.374% due 10/27/2037	106,898	105,556
0.474% due 03/25/2037	3,400	3,399
0.524% due 03/25/2037 - 03/25/2044	6,429	6,465
0.534% due 03/25/2037	297	298
0.554% due 07/25/2037	4,642	4,674
0.574% due 06/25/2032 - 09/25/2035	472	475
0.644% due 07/25/2037 - 12/25/2040	6,012	6,028
0.674% due 05/25/2039 - 09/25/2041	72,905	73,524
0.774% due 04/25/2022	3	3
0.824% due 12/25/2037	4,264	4,338
0.874% due 10/25/2037	12,261	12,466
0.901% due 11/01/2021	4,296	4,332
0.924% due 03/25/2038 - 11/25/2039	3,185	3,240
1.000% due 01/25/2043	6,205	6,082
1.024% due 02/25/2040	3,510	3,587
1.321% due 07/01/2042 - 07/01/2044	1,000	1,025
1.341% due 03/01/2035	343	366
1.371% due 09/01/2041	80	82
1.375% due 01/01/2021	6	6
1.521% due 10/01/2030 - 11/01/2039	836	874
1.622% due 11/01/2017	1	1
1.777% due 10/01/2034	1,380	1,459
1.781% due 03/01/2035	4,354	4,573
1.847% due 11/01/2034	411	434
1.875% due 07/01/2017	5	5
1.910% due 07/01/2017	5	5
1.930% due 08/01/2017	1	1
1.935% due 07/01/2018	2	2
1.940% due 06/01/2017	2	2
1.948% due 01/01/2035	2,842	3,022
1.959% due 05/01/2035	734	778
1.998% due 11/01/2017	6	6
2.014% due 09/01/2035	120	128
2.084% due 07/01/2035	2,659	2,830
2.125% due 08/01/2035	3,069	3,269
2.129% due 05/01/2035	2,178	2,318

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.140% due 09/01/2035	$2,699	$2,874
2.159% due 07/01/2035	2,001	2,139
2.165% due 04/01/2034	447	471
2.220% due 10/01/2035	2,790	3,002
2.221% due 11/01/2027	18	19
2.254% due 08/01/2029	319	337
2.256% due 08/01/2035	866	923
2.258% due 06/01/2035	403	427
2.275% due 06/01/2022	2	2
2.277% due 12/01/2033	192	205
2.319% due 03/01/2024	105	109
2.325% due 03/01/2035	767	817
2.339% due 10/01/2024	92	93
2.384% due 02/01/2028 - 09/01/2032	664	710
2.389% due 04/01/2024	33	34
2.474% due 01/01/2024	59	60
2.500% due 05/25/2028 (a)	30,040	2,771
2.607% due 06/01/2035	495	532
2.643% due 07/25/2017	71	71
2.866% due 12/01/2017	3	3
3.000% due 08/25/2042	1,813	1,808
4.000% due 05/01/2045	603,000	643,785
4.250% due 05/25/2033	1,221	1,293
4.360% due 12/01/2036	85	90
4.365% due 02/01/2028	3	3
4.500% due 08/01/2018 - 01/01/2027	4,060	4,304
4.520% due 09/01/2034	68	72
4.524% due 01/01/2028	17	18
4.841% due 04/01/2018	103	105
5.000% due 12/25/2017 - 04/01/2045	14,983	16,585
5.390% due 11/01/2035	33	35
5.500% due 10/01/2017 - 08/25/2034	42,640	47,929
5.824% due 12/25/2042	1,899	2,139
5.876% due 10/25/2042 (a)	62,373	14,377
5.976% due 11/25/2042 (a)	82,198	15,038
6.000% due 05/01/2016 - 04/01/2039	59,364	66,361
6.326% due 02/25/2037 (a)	22,978	3,509
6.476% due 01/25/2042 (a)	6,050	919
6.500% due 07/25/2023 - 03/01/2038	6,356	7,441
7.000% due 04/01/2034	42	52
7.571% due 01/25/2043	6,491	6,744
8.000% due 11/25/2023 - 11/01/2031	881	1,117
8.500% due 04/01/2025	63	73
8.800% due 01/25/2019	20	21
9.000% due 03/25/2021 - 04/25/2021	75	84
9.250% due 10/25/2018	1	1
9.500% due 03/25/2020 - 11/01/2025	228	265

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	27

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FDIC Structured Sale Guaranteed Notes
2.980% due 12/06/2020	$25,594	$26,294
Federal Housing Administration
7.430% due 10/01/2020 - 10/01/2023	116	114
Freddie Mac
0.434% due 08/25/2031	1,828	1,789
0.454% due 09/25/2031	3,117	2,925
0.505% due 02/15/2037	192	192
0.515% due 02/15/2037	160	160
0.575% due 06/15/2018	374	375
0.625% due 11/15/2030 - 12/15/2031	86	87
1.025% due 12/15/2039	48	49
1.030% due 01/15/2038	8,548	8,727
1.125% due 10/15/2020	11	12
1.175% due 03/15/2021	9	9
1.374% due 11/25/2019 (a)	195,380	10,933
1.521% due 07/25/2044	538	549
1.625% due 01/01/2017 - 03/01/2017	4	5
2.000% due 11/15/2026	129,844	131,786
2.067% due 02/01/2020	26	27
2.125% due 10/01/2035	3,552	3,784
2.200% due 10/01/2027	14	15
2.250% due 11/01/2022 - 08/01/2035	10,719	11,387
2.251% due 04/01/2035	370	370
2.272% due 07/01/2035	35	37
2.309% due 04/01/2035	1,882	1,993
2.332% due 06/01/2024	20	21
2.350% due 03/01/2035	280	292
2.363% due 03/01/2035	914	975
2.365% due 10/01/2023 - 11/01/2023	33	34
2.375% due 12/01/2022	18	18
2.379% due 05/01/2037	97	103
2.454% due 09/01/2023	5	6
2.482% due 07/01/2027	39	42
2.500% due 02/01/2023	1	1
2.551% due 01/01/2024	14	15
2.582% due 04/01/2035	817	868
2.733% due 02/01/2037	69	75
2.918% due 08/15/2032	177	186
3.000% due 03/15/2027 - 05/15/2027 (a)	54,330	5,388
3.000% due 06/15/2036 - 03/15/2041	8,246	8,471
3.257% due 05/15/2040 (a)	24,253	24,600
4.000% due 01/15/2024 (a)	555	60
4.500% due 09/15/2018	3	3
5.000% due 01/01/2026 - 07/01/2041	1,035	1,157
5.500% due 07/01/2015 - 07/15/2034	1,423	1,572

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 02/01/2016 - 07/15/2029	$525	$547
6.296% due 07/15/2036 (a)	4,005	739
6.500% due 02/01/2022 - 07/25/2043	20,417	23,996
6.976% due 08/15/2036 (a)	12,547	2,036
7.000% due 01/01/2030 - 04/01/2032	26	32
7.500% due 07/15/2030	162	189
8.000% due 04/15/2021 - 12/01/2024	66	69
8.500% due 06/01/2022 - 11/01/2025	216	245
9.000% due 12/15/2020 - 08/01/2022	67	76
9.500% due 08/01/2016 - 09/01/2021	25	28
10.000% due 11/01/2016 - 05/15/2020	6	7
Freddie Mac Strips
5.776% due 08/15/2043 (a)	91,829	16,580
5.796% due 08/15/2043 (a)	91,829	16,655
9.401% due 08/15/2044	32,944	38,096
Ginnie Mae
0.725% due 12/16/2025	46	47
1.625% due 03/20/2017 - 07/20/2034	6,837	7,079
1.936% due 02/20/2041	14,739	14,864
2.000% due 09/20/2024 - 07/20/2030	705	732
2.500% due 11/20/2026	5	5
4.000% due 03/20/2019	6	6
5.500% due 10/17/2022	7	7
7.000% due 04/15/2026 - 06/15/2027	2	3
Small Business Administration
4.310% due 04/01/2029	17,169	18,772
5.110% due 04/01/2025	258	281
5.640% due 04/01/2026	6,821	7,564
Vendee Mortgage Trust
6.500% due 05/15/2029	17,466	20,105

Total U.S. Government Agencies (Cost $1,506,014)		1,521,886

28	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 17.7%
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018 (i)(k)		$1,062,154	$1,084,144
0.125% due 04/15/2019 (i)(k)		611,293	623,566
0.625% due 07/15/2021		189,780	199,180
0.750% due 02/15/2042		22,551	22,889
1.125% due 01/15/2021 (k)		102,686	110,363
1.250% due 07/15/2020 (m)		20,900	22,683
1.375% due 02/15/2044		47,840	56,429
2.375% due 01/15/2017 (k)		173,861	184,279
2.375% due 01/15/2025 (m)		702	852

Total U.S. Treasury Obligations (Cost $2,305,359)			2,304,385

MORTGAGE-BACKED SECURITIES 15.4%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031		5,088	5,229
ABN AMRO Mortgage Corp.
5.500% due 01/25/2034		469	474
ACAEC Trust
0.417% due 06/15/2024	EUR	11,530	12,393
Aggregator of Loans Backed by Assets
2.814% due 12/16/2042	GBP	13,966	20,963
American Home Mortgage Assets Trust
0.384% due 10/25/2046		$16,716	11,767
0.714% due 11/25/2035		2,382	2,107
American Home Mortgage Investment Trust
0.464% due 02/25/2045		3,759	3,745
2.378% due 02/25/2045		39,547	39,539
Arran Residential Mortgages Funding PLC
1.448% due 05/16/2047	EUR	309	335

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Banc of America Alternative Loan Trust
5.500% due 07/25/2033	$5,960	$6,075
5.500% due 10/25/2033	13,132	14,004
Banc of America Commercial Mortgage Trust
5.356% due 10/10/2045	5,400	5,560
5.536% due 04/10/2049	28,984	30,889
5.575% due 06/10/2049	3,400	3,632
5.617% due 07/10/2046	16,717	17,596
Banc of America Funding Trust
0.416% due 05/20/2035	4,470	4,166
0.454% due 07/25/2037	14,570	12,715
2.645% due 05/25/2035	601	613
2.699% due 02/20/2036	2,694	2,680
5.500% due 09/25/2035	2,658	2,752
Banc of America Mortgage Trust
2.663% due 02/25/2035	486	480
2.693% due 09/25/2035 ^	9,617	8,858
2.735% due 05/25/2033	101	102
6.500% due 10/25/2031	729	770
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.440% due 07/10/2043	9,423	9,447
BCAP LLC Trust
0.331% due 03/26/2037	2,832	2,781
0.341% due 09/26/2035	6,537	6,473
0.422% due 07/26/2035	3,630	3,599
0.671% due 05/26/2035	3,011	2,842
0.961% due 11/26/2046	5,137	4,960
BCRR Trust
5.858% due 07/17/2040	1,450	1,568
Bear Stearns Adjustable Rate Mortgage Trust
2.260% due 08/25/2035	296	298
2.354% due 02/25/2033	88	87
2.480% due 08/25/2035	36,737	31,982
2.510% due 04/25/2033	2,060	2,081
2.515% due 03/25/2035	484	487
2.522% due 01/25/2035	9	8
2.546% due 08/25/2035 ^	5,657	5,073
2.549% due 01/25/2035	1,831	1,771
2.579% due 08/25/2033	457	457
2.585% due 08/25/2033	1,941	1,939
2.594% due 02/25/2033	386	363
2.613% due 10/25/2036 ^	2,202	1,920
2.680% due 03/25/2035	985	998
2.722% due 01/25/2034	29	30
2.749% due 11/25/2030	27	26
2.844% due 03/25/2035	232	227
Bear Stearns ALT-A Trust
2.446% due 04/25/2035	12,617	12,220
2.524% due 09/25/2034	1,103	1,081
2.651% due 09/25/2035	4,436	3,824
2.671% due 05/25/2035	1,572	1,529
Bear Stearns Commercial Mortgage Securities Trust
5.331% due 02/11/2044	1,295	1,379

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	29

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036		$9,001	$7,362
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.454% due 01/25/2035		1,301	1,180
Citigroup Commercial Mortgage Trust
6.134% due 12/10/2049		7,771	8,500
Citigroup Mortgage Loan Trust, Inc.
0.341% due 10/25/2046		4,800	4,628
2.230% due 09/25/2035		86	87
2.600% due 03/25/2036 ^		12,926	12,377
2.622% due 03/25/2034		1,438	1,430
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049		177,210	185,244
5.299% due 01/15/2046		39,427	40,326
Claris RMBS SRL
1.171% due 12/28/2061	EUR	2,131	2,330
Countrywide Alternative Loan Trust
0.354% due 05/25/2047		$7,282	6,120
0.454% due 02/25/2037		8,915	7,001
0.574% due 06/25/2036 ^		1,014	664
Countrywide Home Loan Mortgage Pass-Through Trust
0.464% due 04/25/2035		2,439	2,175
2.330% due 02/20/2036		16,490	14,196
5.000% due 08/25/2019		372	381
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039		40,426	42,660
5.383% due 02/15/2040		3,659	3,856
5.448% due 01/15/2049		122	122
5.648% due 03/15/2039		148,017	152,697
5.807% due 06/15/2038		20,066	20,898
5.971% due 02/15/2041		10,263	11,254
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032		744	691
2.361% due 04/25/2034		10,296	10,340
2.553% due 10/25/2033		157	155
4.840% due 06/25/2032		54	54
Credit Suisse Mortgage Capital Certificates
0.432% due 02/27/2036		10,862	10,312
2.522% due 02/26/2036		4,403	4,235
2.598% due 09/26/2047		6,291	6,201
2.917% due 05/26/2036		2,763	2,797
4.878% due 08/28/2036		2,873	2,788
5.342% due 12/15/2043		200	211
DBRR Trust
0.853% due 02/25/2045		3,618	3,609
DLJ Acceptance Trust
11.000% due 08/01/2019		15	17
EMF-NL BV
1.060% due 07/17/2041	EUR	7,300	7,109

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
EMF-NL Prime BV
0.910% due 04/17/2041	EUR	3,000	$2,600
Eurosail PLC
0.722% due 12/10/2044	GBP	996	1,434
0.722% due 03/13/2045		2,381	3,423
1.262% due 09/13/2045		12,315	18,136
1.512% due 06/13/2045		8,000	11,801
Extended Stay America Trust
2.958% due 12/05/2031		$3,600	3,689
First Horizon Alternative Mortgage Securities Trust
2.196% due 09/25/2034		509	499
2.239% due 09/25/2035 ^		1,209	1,096
First Horizon Asset Securities, Inc.
5.250% due 03/25/2035		4,553	4,741
First Horizon Mortgage Pass-Through Trust
2.571% due 02/25/2035		468	471
GE Commercial Mortgage Corp. Trust
5.483% due 12/10/2049		73,340	78,465
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		11	11
Granite Master Issuer PLC
0.169% due 12/20/2054	EUR	4,187	4,490
0.189% due 12/20/2054		14,777	15,866
0.316% due 12/20/2054		$27,313	27,160
0.357% due 12/17/2054		1,836	1,827
0.376% due 12/20/2054		23,445	23,349
0.436% due 12/20/2054		3,831	3,821
0.516% due 12/20/2054		5,000	4,967
0.725% due 12/20/2054	GBP	2,374	3,507
0.726% due 12/17/2054		1,345	1,987
0.825% due 12/20/2054		20,108	29,734
Granite Mortgages PLC
0.946% due 09/20/2044		474	701
Great Hall Mortgages PLC
0.155% due 03/18/2039	EUR	1,684	1,741
0.400% due 06/18/2039		$16,735	15,876
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		81,743	82,370
5.444% due 03/10/2039		7,400	7,815
5.785% due 07/10/2038		20,207	20,991
GSR Mortgage Loan Trust
2.657% due 07/25/2035		1,898	1,737
2.670% due 09/25/2035		27,944	27,940
2.671% due 09/25/2035		1,922	1,933
2.690% due 09/25/2035		263	265
6.000% due 03/25/2032		79	82
HarborView Mortgage Loan Trust
2.608% due 07/19/2035		6,291	5,705
Hercules Eclipse PLC
0.805% due 10/25/2018	GBP	25,991	38,116
IndyMac Mortgage Loan Trust
0.381% due 05/25/2046		$3,269	2,794

30	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Infinity Classico
0.238% due 02/15/2024	EUR	6,526	$6,919
JPMorgan Chase Commercial Mortgage Securities Trust
5.257% due 05/15/2047		$81,936	85,449
5.397% due 05/15/2045		26,590	27,751
5.420% due 01/15/2049		2,141	2,272
5.775% due 06/15/2049		18,945	20,279
5.794% due 02/12/2051		8,987	9,711
JPMorgan Commercial Mortgage-Backed Securities Trust
5.641% due 03/18/2051		50,132	52,918
JPMorgan Mortgage Trust
2.489% due 07/25/2035		625	629
2.529% due 08/25/2035 ^		9,914	9,426
2.571% due 04/25/2037 ^		1,056	844
LB-UBS Commercial Mortgage Trust
5.342% due 09/15/2039		16,005	16,800
5.424% due 02/15/2040		8,703	9,261
5.641% due 03/15/2039		25,839	26,686
5.866% due 09/15/2045		4,839	5,323
Leek Finance PLC
0.525% due 09/21/2038		4,216	4,407
MASTR Adjustable Rate Mortgages Trust
2.667% due 11/21/2034		477	487
MASTR Alternative Loan Trust
4.500% due 11/25/2018		1,344	1,349
MASTR Asset Securitization Trust
5.500% due 09/25/2033		2,716	2,835
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035		862	810
Merrill Lynch Mortgage Trust
5.837% due 06/12/2050		958	998
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051		9,400	10,066
Morgan Stanley Capital Trust
5.413% due 03/12/2044		22,912	23,271
Morgan Stanley Mortgage Loan Trust
0.434% due 04/25/2035		12,884	12,004
0.444% due 11/25/2035		1,980	1,973
0.494% due 01/25/2035		1,539	1,447
2.347% due 08/25/2034		949	900
5.500% due 11/25/2035		5,039	5,137
Morgan Stanley Re-REMIC Trust
5.796% due 08/15/2045		9,613	10,297
MortgageIT Trust
0.814% due 02/25/2035		1,787	1,750
Newgate Funding PLC
0.627% due 12/15/2050	EUR	2,382	2,505

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.454% due 12/25/2035		$9,787	$8,816
Opteum Mortgage Acceptance Corp. Trust
0.584% due 11/25/2035		37,098	36,299
Prime Mortgage Trust
0.574% due 02/25/2019		8	8
0.574% due 02/25/2034		1,229	1,163
Resecuritization Mortgage Trust
0.423% due 04/26/2021		18	17
Residential Funding Mortgage Securities, Inc. Trust
5.250% due 01/25/2036 ^		170	158
Royal Bank of Scotland Capital Funding Trust
5.331% due 02/16/2044		5,000	5,244
Silverstone Master Issuer PLC
1.806% due 01/21/2055		3,333	3,358
Structured Adjustable Rate Mortgage Loan Trust
2.545% due 02/25/2034		116	116
Structured Asset Mortgage Investments Trust
0.304% due 03/25/2037		173	131
0.454% due 02/25/2036		3,936	3,186
0.838% due 09/19/2032		2,241	2,188
8.010% due 06/25/2029		186	193
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.217% due 01/25/2032		58	56
2.344% due 06/25/2033		225	217
5.250% due 09/25/2034		2,347	2,376
Suntrust Adjustable Rate Mortgage Loan Trust
2.614% due 01/25/2037 ^		4,205	4,027
Thornburg Mortgage Securities Trust
2.291% due 12/25/2045		9,230	8,988
2.354% due 10/25/2045		16,329	15,995
Vulcan European Loan Conduit Ltd.
0.328% due 05/15/2017	EUR	3,689	3,907
Wachovia Bank Commercial Mortgage Trust
5.421% due 04/15/2047		$1,482	1,482
5.509% due 04/15/2047		6,200	6,545
5.572% due 10/15/2048		14,410	15,161
5.702% due 06/15/2049		264	265
5.749% due 07/15/2045		13,178	13,813
WaMu Commercial Mortgage Securities Trust
5.349% due 03/23/2045		16,562	16,964
WaMu Mortgage Pass-Through Certificates Trust
0.434% due 11/25/2045		2,060	1,906
0.444% due 12/25/2045		6,324	5,890
0.464% due 10/25/2045		154	142
0.858% due 01/25/2047		5,241	4,771
0.914% due 11/25/2034		6,896	6,573
1.128% due 08/25/2046		130	110
1.328% due 11/25/2042		853	802
1.528% due 06/25/2042		1,473	1,428

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	31

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.528% due 08/25/2042		$1,152	$1,063
1.942% due 01/25/2047		3,590	3,256
2.358% due 01/25/2036		486	467
6.000% due 06/25/2034		2,003	2,121
Washington Mutual Mortgage Pass-Through Certificates Trust
2.024% due 02/25/2033		123	118
2.225% due 02/25/2033		79	79
Wells Fargo Commercial Mortgage Trust
2.092% due 10/15/2045 (a)		86,770	8,793
Wells Fargo Mortgage-Backed Securities Trust
2.599% due 04/25/2036		331	322
2.604% due 04/25/2036 ^		1,954	1,918
2.614% due 03/25/2035		520	528
2.615% due 12/25/2033		709	709
2.615% due 06/25/2034		17,367	17,505
2.615% due 12/25/2034		26,694	26,897
2.615% due 01/25/2035		2,883	2,879
2.615% due 03/25/2036		12,923	12,851
2.617% due 02/25/2035		706	711
2.628% due 06/25/2035		42,464	42,915
2.629% due 07/25/2036 ^		10,113	9,805
Wells Fargo-RBS Commercial Mortgage Trust
1.579% due 03/15/2044 (a)		192,421	9,897

Total Mortgage-Backed Securities (Cost $2,021,812)			2,001,674

ASSET-BACKED SECURITIES 8.6%
Academic Loan Funding Trust
0.974% due 12/27/2022		1,412	1,414
Access Group, Inc.
1.556% due 10/27/2025		4,902	4,912
Accredited Mortgage Loan Trust
0.304% due 02/25/2037		5,838	5,589
0.410% due 09/25/2035		151	151
0.521% due 04/25/2035		6,024	5,974
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
0.624% due 10/25/2035		6,600	6,002
ALM Ltd.
1.493% due 07/18/2022		10,157	10,155
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.634% due 07/25/2035		6,900	6,628
0.674% due 09/25/2035		7,300	6,534
1.521% due 02/25/2033		2,161	2,059
Amortizing Residential Collateral Trust
0.754% due 07/25/2032		744	692
Ares European CLO BV
0.338% due 08/15/2024	EUR	5,249	5,591
Asset-Backed Funding Certificates Trust
0.394% due 05/25/2037		$2,034	1,961

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Asset-Backed Securities Corp. Home Equity Loan Trust
0.404% due 05/25/2037		$26,576	$17,785
0.695% due 06/15/2031		4	4
Atrium CDO Corp.
0.511% due 07/20/2020		6,727	6,673
1.357% due 11/16/2022		4,074	4,079
Bear Stearns Asset-Backed Securities Trust
0.671% due 06/25/2035		3,804	3,791
1.174% due 10/25/2037		16,520	15,550
1.174% due 11/25/2042		649	619
1.974% due 03/25/2043		4,355	4,213
Cadogan Square CLO BV
0.360% due 08/12/2022	EUR	3,020	3,225
0.391% due 01/17/2023		18,343	19,459
Carlyle High Yield Partners Ltd.
0.482% due 04/19/2022		$9,898	9,707
Carrington Mortgage Loan Trust
0.274% due 06/25/2037		56	56
Cavalry CLO Ltd.
1.528% due 01/16/2024		79,500	79,232
Centex Home Equity Loan Trust
0.794% due 09/25/2034		3,192	2,883
Central Park CLO Ltd.
1.457% due 07/23/2022		7,000	6,998
CIFC Funding Ltd.
1.553% due 01/19/2023		69,800	69,876
Cornerstone CLO Ltd.
0.473% due 07/15/2021		24,419	24,240
Countrywide Asset-Backed Certificates
0.354% due 09/25/2036		225	221
0.511% due 04/25/2036		7,900	7,293
0.924% due 03/25/2034		2,349	2,257
Countrywide Asset-Backed Certificates Trust
0.431% due 05/25/2036		288	288
0.651% due 10/25/2035		3,588	3,565
0.791% due 08/25/2035		3,700	3,463
0.894% due 07/25/2034		5,213	4,945
Credit Suisse First Boston Mortgage Securities Corp.
0.871% due 07/25/2032		12	10
Duane Street CLO Ltd.
0.487% due 11/14/2021		6,321	6,279
0.502% due 01/11/2021		1,658	1,650
Eagle Ltd.
2.570% due 12/15/2039		14,063	14,045
Educational Services of America, Inc.
1.324% due 09/25/2040		25,841	26,113
Elm CLO Ltd.
1.676% due 01/17/2023		58,000	57,996
EquiFirst Mortgage Loan Trust
0.654% due 01/25/2034		517	493

32	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
First Franklin Mortgage Loan Asset-Backed Certificates
0.999% due 05/25/2034		$4,017	$3,715
First Franklin Mortgage Loan Trust
0.624% due 06/25/2036		2,774	2,681
0.654% due 05/25/2035		2,800	2,607
First NLC Trust
0.879% due 12/25/2035		5,770	5,358
Flagship CLO
0.500% due 09/20/2019		2,001	1,990
Four Corners CLO Ltd.
0.526% due 01/26/2020		18,372	18,295
Franklin CLO Ltd.
0.531% due 06/15/2018		18,003	17,915
Fraser Sullivan CLO Ltd.
0.570% due 12/20/2020		500	497
Fremont Home Loan Trust
0.234% due 01/25/2037		282	145
0.654% due 07/25/2035		2,676	2,685
Galaxy CLO Ltd.
1.551% due 08/20/2022		10,600	10,604
Goldentree Loan Opportunities Ltd.
0.952% due 10/18/2021		10,843	10,827
GSAMP Trust
0.244% due 12/25/2036		2,292	1,256
1.041% due 11/25/2034		4,088	3,765
Highbridge Loan Management Ltd.
1.497% due 09/20/2022		50,300	50,351
Home Equity Asset Trust
0.454% due 08/25/2036		21,100	18,030
HSBC Home Equity Loan Trust
0.656% due 03/20/2036		11,000	10,416
HSI Asset Securitization Corp. Trust
0.224% due 10/25/2036		58	34
Hyde Park CDO BV
0.429% due 06/14/2022	EUR	1,647	1,756
ING Investment Management CLO Ltd.
0.504% due 12/13/2020		$8,433	8,372
Inwood Park CDO Ltd.
0.482% due 01/20/2021		26,546	26,481
Jersey Street CLO Ltd.
0.507% due 10/20/2018		57	57
JPMorgan Mortgage Acquisition Corp.
0.354% due 02/25/2036		8,753	8,408
Jubilee CDO BV
0.365% due 08/21/2021	EUR	5,112	5,443
Limerock CLO
0.466% due 04/24/2023		$3,027	3,000
Lockwood Grove CLO Ltd.
1.622% due 01/25/2024		43,500	43,400

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Long Beach Mortgage Loan Trust
0.999% due 06/25/2035		$2,059	$2,046
Madison Park Funding Ltd.
1.521% due 06/15/2022		7,442	7,451
Massachusetts Educational Financing Authority
1.206% due 04/25/2038		7,776	7,832
Mercator CLO PLC
0.283% due 02/18/2024	EUR	7,744	8,234
Merrill Lynch Mortgage Investors Trust
0.374% due 08/25/2036		$4,708	4,659
0.484% due 08/25/2036		5,000	4,533
0.484% due 12/25/2036		2,000	1,853
Mid-State Trust
4.864% due 07/15/2038		327	350
Morgan Stanley ABS Capital, Inc. Trust
0.879% due 12/25/2034		2,754	2,673
Morgan Stanley IXIS Real Estate Capital Trust
0.224% due 11/25/2036		21	11
Motor PLC
0.804% due 06/25/2022		7,000	7,004
MT Wilson CLO Ltd.
0.482% due 07/11/2020		2,575	2,568
Nautique Funding Ltd.
0.503% due 04/15/2020		6,282	6,210
Navient Private Education Loan Trust
1.402% due 12/15/2028		13,800	13,888
New Century Home Equity Loan Trust
0.504% due 02/25/2036		16,000	14,516
0.894% due 03/25/2035		7,444	6,525
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.664% due 05/25/2035		5,325	4,975
NovaStar Mortgage Funding Trust
0.544% due 01/25/2036		2,112	2,082
Option One Mortgage Loan Trust
0.664% due 08/25/2035		2,800	2,346
Panhandle-Plains Higher Education Authority, Inc.
1.404% due 10/01/2035		149	152
Panther CDO BV
0.364% due 03/20/2084	EUR	10,118	10,526
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.474% due 08/25/2035		$7,966	7,945
0.734% due 01/25/2036		2,100	1,982
RAAC Trust
0.654% due 03/25/2037		9,282	8,993
0.874% due 03/25/2034		723	695
Renaissance Home Equity Loan Trust
0.794% due 03/25/2034		2,519	2,447
0.874% due 08/25/2032		40	37

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	33

Schedule of Investments PIMCO Low Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Securities Corp. Trust
0.624% due 09/25/2035		$10,248	$9,967
0.634% due 06/25/2031		52	48
0.969% due 01/25/2035		1,337	1,263
0.996% due 07/25/2034		2,888	2,589
4.470% due 03/25/2032		155	157
Saxon Asset Securities Trust
0.494% due 09/25/2047		7,400	6,665
0.966% due 03/25/2035		5,004	4,565
Securitized Asset-Backed Receivables LLC Trust
0.234% due 12/25/2036 ^		3,859	1,432
0.304% due 05/25/2037 ^		880	621
SLC Student Loan Trust
0.337% due 11/15/2021		317	317
SLM Private Credit Student Loan Trust
0.451% due 03/15/2024		15,287	15,157
0.461% due 12/15/2023		7,897	7,820
SLM Private Education Loan Trust
0.925% due 10/16/2023		16,516	16,561
1.225% due 06/15/2023		19,110	19,180
1.275% due 12/15/2021		4,280	4,291
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	1,223	1,299
0.297% due 06/17/2024		709	749
0.386% due 01/25/2019		$4,227	4,223
0.426% due 04/27/2020		5,990	5,983
0.756% due 10/25/2017		2,295	2,298
1.471% due 12/15/2033		609	613
1.756% due 04/25/2023		6,568	6,742
Soundview Home Loan Trust
0.234% due 11/25/2036		1,646	646
South Carolina Student Loan Corp.
1.012% due 03/02/2020		885	888
1.262% due 09/03/2024		3,500	3,536
Stone Tower CLO Ltd.
0.487% due 04/17/2021		14,772	14,590
Structured Asset Investment Loan Trust
0.864% due 06/25/2035		3,200	3,100
0.879% due 03/25/2034		7,232	6,740
0.894% due 02/25/2035		6,500	6,124
1.074% due 09/25/2034		1,624	1,564
1.149% due 10/25/2033		12,503	12,139
Structured Asset Securities Corp.
0.774% due 02/25/2035		340	340
0.834% due 02/25/2035		1,317	1,223
Structured Asset Securities Corp. Mortgage Loan Trust
0.624% due 11/25/2035		5,000	4,490
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
4.930% due 01/25/2035		64	66

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Symphony CLO LP
1.554% due 04/16/2022		$8,100	$8,110
Venture CDO Ltd.
0.477% due 07/22/2021		3,055	3,015
0.487% due 01/20/2022		20,767	20,480
Voya CLO Ltd.
1.570% due 10/15/2022 (b)		31,100	31,100
1.615% due 10/15/2022 (b)		34,800	34,591
Wells Fargo Home Equity Asset-Backed Securities Trust
0.714% due 04/25/2035		2,900	2,760
Wood Street CLO BV
0.431% due 11/22/2021	EUR	7,843	8,352

Total Asset-Backed Securities (Cost $1,112,728)			1,121,685

SOVEREIGN ISSUES 11.3%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		15,060	11,902
Autonomous Community of Catalonia
2.750% due 03/24/2016	CHF	9,200	9,609
3.875% due 04/07/2015	EUR	16,800	18,084
4.750% due 06/04/2018		3,100	3,695
Autonomous Community of Valencia
3.250% due 07/06/2015		3,800	4,128
4.375% due 07/16/2015		14,225	15,544
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	719,300	218,767
0.000% due 10/01/2015		1,999,800	588,359
0.000% due 01/01/2016		687,220	195,756
0.000% due 01/01/2017		144,000	36,186
Export-Import Bank of Korea
0.858% due 05/12/2017		$4,770	4,770
0.961% due 11/26/2016		2,000	2,011
1.003% due 01/14/2017		42,000	42,218
1.121% due 09/17/2016		5,100	5,123
1.250% due 11/20/2015		94,400	94,702
4.125% due 09/09/2015		2,000	2,030
5.375% due 10/04/2016		2,000	2,125
Korea Development Bank
0.882% due 01/22/2017		10,768	10,768
3.250% due 03/09/2016		74,100	75,628
3.250% due 09/20/2016		12,400	12,775
4.000% due 09/09/2016		10,000	10,418
4.375% due 08/10/2015		2,000	2,026
Korea Housing Finance Corp.
4.125% due 12/15/2015		2,500	2,557

34	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mexico Government International Bond
4.000% due 11/15/2040 (e)	MXN	47,150	$3,397
4.500% due 11/22/2035 (e)		149,398	11,551
5.000% due 06/16/2016 (e)		46,091	3,174
Republic of Germany
2.500% due 08/15/2046	EUR	43,500	71,938
Slovenia Government International Bond
4.700% due 11/01/2016		6,200	7,157

Total Sovereign Issues (Cost $1,797,588)			1,466,398

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (c)		428,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Citigroup Capital
7.875% due 10/30/2040		350,000	9,282
Navient Corp. CPI Linked Security
2.756% due 03/15/2017		4,100	101

Total Preferred Securities (Cost $9,893)			9,383

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 5.8%

CERTIFICATES OF DEPOSIT 1.8%
Intesa Sanpaolo SpA
1.632% due 04/11/2016		$157,200	$157,728
1.650% due 04/07/2015		20,200	20,201
Itau Unibanco Holding S.A.
1.605% due 06/21/2016		51,500	51,620

			229,549

COMMERCIAL PAPER 0.5%
Kinder Morgan, Inc.
1.300% due 04/13/2015		35,000	34,985

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tesco Treasury Services PLC
2.000% due 08/18/2015		$31,500	$31,171

			66,156

REPURCHASE AGREEMENTS (h) 0.0%
			2,489

MEXICO TREASURY BILLS 3.5%
3.021% due 04/01/2015 - 05/14/2015 (d)	MXN	7,060,000	462,037

U.S. TREASURY BILLS 0.0%
0.012% due 04/16/2015 - 06/11/2015 (d)(i)(k)(m)		$2,068	2,068

Total Short-Term Instruments (Cost $818,888)			762,299

Total Investments in Securities (Cost $14,928,813)			14,548,764

INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%
PIMCO Short-Term Floating NAV Portfolio III		$5,520,847	$54,750

Total Short-Term Instruments (Cost $54,750)			54,750

Total Investments in Affiliates (Cost $54,750)			54,750

Total Investments 112.1% (Cost $14,983,563)			$14,603,514

Financial Derivative Instruments (j)(l) 4.9% (Cost or Premiums, net $28,080)			642,634

Other Assets and Liabilities, net (17.0%)			(2,223,269)

Net Assets 100.0%			$13,022,879

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	35

Schedule of Investments PIMCO Low Duration Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$30,000	$29,601	0.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$2,489	Freddie Mac 2.080% due 10/17/2022	$(2,539)	$2,489	$2,489

Total Repurchase Agreements						$(2,539)	$2,489	$2,489

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate		Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BOS	0.230%		03/02/2015	04/28/2015	$(509)	$(509)
BRC	(0.500%	)	02/25/2015	02/24/2017	(1,539)	(1,539)
BSN	0.210%		02/11/2015	04/10/2015	(17,819)	(17,824)
	0.210%		03/02/2015	04/10/2015	(20,783)	(20,786)
	0.220%		02/24/2015	04/07/2015	(148,371)	(148,404)
	0.230%		02/23/2015	04/15/2015	(24,146)	(24,152)
	0.230%		03/09/2015	04/09/2015	(31,147)	(31,151)
GRE	0.220%		02/25/2015	04/08/2015	(92,543)	(92,562)
	0.220%		02/26/2015	04/13/2015	(28,084)	(28,090)
	0.220%		03/09/2015	04/08/2015	(4,045)	(4,046)
IND	0.210%		02/20/2015	04/07/2015	(3,944)	(3,945)
	0.260%		03/30/2015	04/30/2015	(25,709)	(25,710)
JPS	0.200%		02/19/2015	04/07/2015	(133,429)	(133,459)
	0.230%		02/27/2015	05/27/2015	(60,918)	(60,930)

Total Reverse Repurchase Agreements						$(593,107)

36	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.220%	02/04/2015	04/06/2015	$(27,078)	$(27,068)
MSC	0.230%	02/02/2015	04/13/2015	(9,886)	(9,876)
TDM	0.200%	02/09/2015	04/09/2015	(18,418)	(18,404)
	0.200%	02/25/2015	04/09/2015	(63,531)	(63,494)
	0.250%	03/10/2015	04/10/2015	(9,977)	(9,973)

Total Sale-Buyback Transactions					$(128,815)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $107,401 at a weighted average interest rate of 0.172%.
(3)	Payable for sale-buyback transactions includes $(112) of deferred price drop.

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	5.500%	04/01/2045	$23,600	$(26,472)	$(26,594)
Fannie Mae	6.000%	04/01/2045	8,000	(9,065)	(9,128)
Freddie Mac	5.000%	04/01/2045	1,000	(1,104)	(1,109)

				$(36,641)	$(36,831)

Total Short Sales				$(36,641)	$(36,831)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $723,799 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BOS	$0	$(509)	$0	$(509)	$509	$0
BRC	0	(1,539)	0	(1,539)	1,529	(10)
BSN	0	(242,317)	0	(242,317)	242,710	393
GRE	0	(124,698)	0	(124,698)	124,700	(2)
IND	0	(29,655)	0	(29,655)	29,736	81
JPS	0	(194,389)	0	(194,389)	194,482	93
SSB	2,489	0	0	2,489	(2,539)	(50)
Master Securities Forward Transaction Agreement
BCY	0	0	(27,068)	(27,068)	27,079	11
MSC	0	0	(9,876)	(9,876)	9,806	(70)
TDM	0	0	(91,871)	(91,871)	91,988	117

Total Borrowings and Other Financing Transactions	$ 2,489	$(593,107)	$(128,815)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same

ANNUAL REPORT	MARCH 31, 2015	37

Schedule of Investments PIMCO Low Duration Fund (Cont.)

master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 5-Year Note June Futures	$119.000	05/22/2015	2,849	$(843)	$(618)

Total Written Options				$(843)	$(618)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar June Futures	Short	06/2018	12,088	$(9,873)	$0	$(1,209)
90-Day Eurodollar March Futures	Short	03/2018	6,249	(8,108)	0	(703)
Euro-Bund 10-Year Bond June Futures	Short	05/2015	2,556	217	110	(55)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	3,933	7,312	1,184	(254)
Euro-Schatz June Futures	Long	06/2015	3,279	(18)	0	(17)
U.S. Treasury 5-Year Note June Futures	Short	06/2015	3,676	(5,460)	0	(747)
U.S. Treasury 10-Year Note June Futures	Long	06/2015	6,477	8,510	2,024	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	15,136	(7,106)	842	(280)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	475	(115)	18	(9)

Total Futures Contracts				$(14,641)	$4,178	$(3,274)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
							Asset	Liability
General Electric Capital Corp.	1.000%	06/20/2016	0.271%	$20,000	$185	$(114)	$1	$0
General Electric Capital Corp.	1.000%	06/20/2017	0.360%	19,600	291	(96)	2	0

					$476	$(210)	$3	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date		Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR	52,900	$(1,292)	$(3)	$2	$0

38	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (3)	Market Value (4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-21 3-Year Index	1.000%	12/20/2016	$160,300	$2,157	$(529)	$2	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	09/16/2017	$	201,600	$(1,589)	$(968)	$0	$(142)
Receive	3-Month USD-LIBOR	1.700%	10/16/2019		1,544,900	(27,998)	(26,144)	0	(2,483)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		1,516,400	(23,770)	(22,481)	0	(2,435)
Receive	3-Month USD-LIBOR	1.750%	03/19/2020		242,100	(2,718)	(4,218)	0	(425)
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	11,000	(178)	(6)	0	0
Receive	6-Month GBP-LIBOR	1.550%	10/06/2016		28,600	(301)	(301)	0	0
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		151,800	(1,506)	(100)	0	(2)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		172,400	(2,450)	(503)	11	0
Receive	6-Month GBP-LIBOR	1.880%	10/05/2017		61,500	(1,526)	(16)	4	0
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017		12,700	(299)	(299)	1	0
Pay	28-Day MXN-TIIE	3.925%	05/16/2016	MXN	6,312,300	(131)	(131)	27	0
Pay	28-Day MXN-TIIE	4.035%	02/03/2017		4,287,700	(785)	37	106	0
Pay	28-Day MXN-TIIE	5.250%	06/11/2018		109,500	107	(46)	6	0
Pay	28-Day MXN-TIIE	5.500%	06/11/2018		123,800	184	(15)	7	0
Pay	28-Day MXN-TIIE	4.945%	06/24/2019		700,000	(262)	(262)	78	0
Pay	28-Day MXN-TIIE	4.955%	06/24/2019		2,890,000	(1,005)	(1,005)	324	0
Pay	28-Day MXN-TIIE	4.960%	06/24/2019		1,400,000	(468)	(468)	157	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		2,235,100	(946)	(1,317)	298	0
Pay	28-Day MXN-TIIE	5.575%	03/16/2022		1,493,700	(827)	(827)	202	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024		71,300	(3)	80	7	0
Pay	28-Day MXN-TIIE	6.410%	11/07/2029		1,378,600	876	2,063	304	0

						$(65,595)	$(56,927)	$1,532	$(5,487)

Total Swap Agreements						$(64,254)	$(57,669)	$1,539	$(5,487)

ANNUAL REPORT	MARCH 31, 2015	39

Schedule of Investments PIMCO Low Duration Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(k)	Securities with an aggregate market value of $134,276 and cash of $14,081 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$ 0	$ 4,178	$ 1,539	$ 5,717	$ (618)	$ (3,274)	$ (5,487)	$ (9,379)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/ (Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	04/2015	BRL	12,495	$	4,065	$150	$0
	04/2015	EUR	37,501		41,040	717	0
	04/2015	GBP	5,669		8,364	0	(46)
	04/2015	ILS	260		65	0	0
	04/2015	$	19,806	AUD	25,980	0	(19)
	04/2015		3,895	BRL	12,495	20	0
	04/2015		29,937	EUR	26,786	0	(1,135)
	04/2015		1,297	GBP	872	0	(3)
	05/2015	MXN	189,908	$	12,414	0	(12)
	05/2015	$	125,321	EUR	116,685	200	0
	05/2015		4,011	JPY	480,700	0	(1)
	05/2015		597	MXN	8,767	0	(24)
	06/2015	EUR	101,337	$	137,781	28,708	0
	06/2015	ILS	172,092		43,757	505	0
	06/2015	MXN	1,205,212		78,947	273	0
	06/2015	$	13,317	EUR	10,191	0	(2,348)
	06/2016	EUR	352,177	$	481,970	99,339	0
	06/2016	$	19,345	EUR	14,324	0	(3,784)
BPS	04/2015	BRL	167,366	$	53,466	1,062	(36)
	04/2015	ILS	11,522		2,893	0	(3)
	04/2015	$	16,349	AUD	21,533	52	0
	04/2015		52,927	BRL	167,366	126	(613)
	04/2015		696	ILS	2,791	5	0
	04/2015		257,840	JPY	30,824,930	0	(827)
	04/2015		38,863	MXN	584,845	0	(521)
	05/2015	BRL	10,313	$	3,166	0	(39)
	05/2015	JPY	30,824,930		257,949	809	0
	05/2015	MXN	584,845		38,773	506	0
	05/2015	$	129,983	JPY	15,404,700	0	(1,477)
	05/2015		54,927	MXN	829,078	29	(710)

40	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

						Unrealized Appreciation/ (Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	06/2015	EUR	45,643	$	61,901	$12,773	$0
	06/2015	$	40,458	EUR	30,181	0	(7,973)
	06/2015		863	ILS	3,412	0	(6)
	07/2015	BRL	135,431	$	49,364	8,072	0
	10/2015		738,900		272,848	53,980	0
BRC	04/2015	$	12,170	INR	763,965	90	0
	05/2015	BRL	25,210	$	7,834	0	0
	05/2015	$	10,442	MXN	156,789	0	(183)
	06/2015	EUR	57,904	$	78,669	16,345	0
	06/2015	ILS	187,934		46,954	0	(280)
	06/2015	$	57,244	EUR	42,975	0	(10,989)
	06/2016	EUR	53,842	$	74,035	15,508	0
CBK	04/2015	AUD	47,543		36,929	718	0
	04/2015	BRL	109,648		33,475	0	(847)
	04/2015	EUR	32,901		35,518	141	0
	04/2015	$	2,354	EUR	2,077	0	(120)
	04/2015		1,336	GBP	871	0	(44)
	05/2015	EUR	10,540	$	11,489	151	0
	05/2015	MXN	278,265		17,947	46	(306)
	05/2015	$	33,211	BRL	109,648	863	0
	05/2015		13,514	MXN	201,208	17	(367)
	06/2015	EUR	57,247	$	78,257	16,640	0
	06/2015	$	29,100	EUR	21,996	0	(5,425)
	06/2015		2,000	INR	126,239	0	0
DUB	04/2015	BRL	151,025	$	46,892	448	(838)
	04/2015	ILS	192,072		48,866	598	0
	04/2015	JPY	47,095,930		394,124	1,445	0
	04/2015	$	23,083	BRL	68,907	32	(1,525)
	04/2015		99,619	ILS	392,499	0	(983)
	05/2015		24,679	BRL	82,118	840	0
	06/2015	ILS	392,499	$	99,644	998	0
	06/2015	MXN	218,788		14,156	0	(126)
	06/2015	$	63,629	EUR	48,935	0	(10,959)
	08/2015	EUR	22,700	$	30,425	5,971	0
	10/2015	BRL	743,900		270,923	50,573	0
	02/2016	EUR	50,831		68,403	13,437	0
	06/2016		29,744		40,725	8,412	0
	06/2016	$	30,135	EUR	22,296	0	(5,913)
FBF	04/2015	BRL	557,420	$	173,759	0	(896)
	04/2015	MXN	2,966,229		216,885	22,423	0
	04/2015	$	211,325	BRL	667,068	0	(2,348)
	05/2015	BRL	444,732	$	138,823	622	0
	05/2015	MXN	1,035,264		74,665	6,963	0
	05/2015	$	11,000	BRL	35,456	23	(5)
	05/2015		7,849	MXN	118,881	0	(71)
	06/2015	EUR	83,454	$	113,271	23,447	0
	06/2015	$	85,433	EUR	63,750	0	(16,817)
	07/2015	BRL	3,525	$	1,448	373	0
GLM	04/2015		6,246		1,947	0	(10)
	04/2015	EUR	68,226		73,894	534	0
	04/2015	ILS	78,132		19,897	262	0
	04/2015	MXN	230,746		15,261	134	0
	04/2015	$	28,253	BRL	88,364	7	(611)
	04/2015		113,593	EUR	102,552	59	(3,383)
	04/2015		12,577	GBP	8,403	0	(112)
	04/2015		825	ILS	3,252	0	(8)
	04/2015		221,896	JPY	26,623,000	229	(146)

ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO Low Duration Fund (Cont.)

						Unrealized Appreciation/ (Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	05/2015	CHF	11,575	$	12,561	$631	$0
	05/2015	$	37,819	EUR	34,408	0	(805)
	05/2015		3,749	MXN	56,059	0	(81)
	06/2015	ILS	3,252	$	825	8	0
	06/2015	INR	709,143		11,215	0	(18)
	06/2015	$	98,664	EUR	74,195	0	(18,806)
	07/2015	BRL	202,517	$	83,118	21,371	0
HUS	04/2015		90,017		31,025	2,820	0
	04/2015	$	28,736	BRL	90,017	107	(638)
	04/2015		285,301	EUR	259,842	0	(5,906)
	05/2015	EUR	259,842	$	285,427	5,908	0
	05/2015	$	14,856	MXN	223,817	2	(214)
JPM	04/2015	BRL	413,704	$	143,190	13,565	0
	04/2015	EUR	181,291		195,694	1,881	(1,120)
	04/2015	ILS	116,557		29,800	509	0
	04/2015	JPY	10,352,000		85,842	0	(472)
	04/2015	MXN	1,685,581		123,040	12,715	0
	04/2015	$	129,384	BRL	413,704	584	(343)
	04/2015		1,232	EUR	1,169	25	0
	04/2015		28,012	MXN	412,219	0	(1,016)
	07/2015	BRL	206,000	$	84,767	21,958	0
	01/2016		310,920		108,467	18,686	0
MSB	04/2015		218,112		71,531	3,888	(697)
	04/2015	MXN	287,543		19,050	231	(22)
	04/2015	$	69,371	BRL	218,112	180	(1,211)
	04/2015		284,768	EUR	252,284	0	(13,482)
	05/2015	MXN	93,829	$	6,194	55	0
	06/2015	EUR	70,366		96,460	20,723	0
	08/2015	SAR	25,025		6,664	0	(7)
	08/2015	$	6,657	SAR	25,025	15	0
	01/2016	BRL	376,300	$	130,855	22,196	0
	06/2016	EUR	75,687		104,096	21,871	0
NAB	06/2015		114,974		156,096	32,346	0
	06/2016		164,579		225,979	47,131	0
	07/2016		135,968		184,454	36,460	0
NGF	04/2015	MXN	320,287		21,239	255	0
RBC	04/2015	$	265,979	GBP	179,156	0	(219)
	05/2015	GBP	179,156	$	265,925	224	0
SCX	05/2015	$	13,626	MXN	199,906	0	(547)
UAG	04/2015	BRL	211,700	$	67,077	862	(117)
	04/2015	EUR	72,507		82,461	4,498	0
	04/2015	GBP	183,633		283,847	11,446	0
	04/2015	INR	763,965		12,184	0	(75)
	04/2015	$	66,371	BRL	211,700	698	(737)
	05/2015	MXN	1,437,670	$	105,020	11,010	0
	06/2015	$	37,932	EUR	28,782	0	(6,953)
	06/2015		12,019	INR	763,965	83	0
	10/2015	BRL	517,000	$	202,984	49,844	0

Total Forward Foreign Currency Contracts						$760,461	$(136,375)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$56,500	$119	$50
MSB	Call - OTC USD versus SAR		3.759	07/30/2015	18,700	58	14

						$177	$64

42	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD - LIBOR	Receive	3.205%	01/16/2020	$2,046,600	$30,013	$20,968

Total Purchased Options							$30,190	$21,032

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus ILS	ILS	4.070	04/15/2015	$36,400	$(286)	$(70)
	Put - OTC USD versus JPY	JPY	113.000	05/22/2015	39,400	(569)	(41)
	Put - OTC USD versus JPY		80.000	02/18/2019	92,300	(5,247)	(776)
CBK	Call - OTC USD versusILS	ILS	4.070	05/22/2015	11,700	(96)	(78)
	Call - OTC USD versus ILS		4.170	06/10/2015	21,200	(141)	(83)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015	11,700	(200)	(6)
	Put - OTC USD versus JPY		99.000	09/30/2015	3,000	(32)	(2)
DUB	Put - OTC USD versusBRL	BRL	3.040	04/23/2015	17,500	(159)	(87)
	Put - OTC USD versus BRL		3.020	05/22/2015	12,400	(127)	(99)
	Put - OTC USD versus BRL		3.080	05/27/2015	21,700	(251)	(287)
	Call - OTC USD versus ILS	ILS	4.150	06/04/2015	16,800	(105)	(69)
	Put - OTC USD versus JPY	JPY	112.500	05/22/2015	6,500	(74)	(6)
FBF	Put - OTC USD versus BRL	BRL	3.116	04/29/2015	18,600	(183)	(183)
	Put - OTC USD versus BRL		3.070	05/29/2015	25,300	(300)	(300)
	Put - OTC USD versus JPY	JPY	111.400	05/14/2015	16,900	(233)	(7)
GLM	Put - OTC USD versus BRL	BRL	3.085	04/28/2015	7,800	(68)	(72)
	Call - OTC USD versus ILS	ILS	4.080	04/29/2015	18,200	(129)	(65)
	Call - OTC USD versus ILS		4.100	05/15/2015	22,100	(155)	(100)
	Call - OTC USD versus ILS		4.160	06/01/2015	31,800	(130)	(115)
	Put - OTC USD versus JPY	JPY	113.500	05/27/2015	16,300	(236)	(24)
HUS	Call - OTC USD versus ILS	ILS	4.130	05/29/2015	34,000	(235)	(150)
JPM	Call - OTC USD versus ILS		4.100	05/07/2015	18,600	(134)	(70)
	Call - OTC USD versus INR	INR	65.900	05/12/2015	34,200	(280)	(25)
	Put - OTC USD versus INR		62.000	06/05/2015	16,200	(99)	(79)
	Call - OTC USD versus INR		65.000	06/05/2015	16,200	(82)	(56)
	Put - OTC USD versus INR		61.500	07/15/2015	16,300	(86)	(66)
	Call - OTC USD versus INR		65.000	07/15/2015	16,300	(142)	(132)
SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015	16,400	(280)	(87)
UAG	Call - OTC USD versus ILS	ILS	4.110	05/14/2015	14,100	(111)	(57)
	Put - OTC USD versus JPY	JPY	110.000	05/12/2015	10,000	(116)	(2)
	Put - OTC USD versus JPY		100.000	07/03/2015	15,100	(106)	(1)

						$(10,392)	$(3,195)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
DUB	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250%	05/26/2015	$2,178,500	$(2,811)	$(649)
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018	2,046,600	(25,232)	(14,938)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.850%	06/10/2015	800,000	(3,020)	(2,347)

							$(31,063)	$(17,934)

Total Written Options							$(41,455)	$(21,129)

ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO Low Duration Fund (Cont.)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Premiums
Balance at Beginning of Period	19,746	$1,000,000	AUD	0	EUR	0	$(19,512)
Sales	7,795	27,858,100		323,800		980,200	(102,717)
Closing Buys	(2,537)	(9,719,900)		0		0	27,639
Expirations	(22,155)	(9,903,700)		(188,200)		(681,500)	45,189
Exercised	0	(3,554,400)		(135,600)		(298,700)	7,103

Balance at End of Period	2,849	$5,680,100	AUD	0	EUR	0	$(42,298)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION (1)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate	Maturity Date	Implied Credit Spread at March 31, 2015(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BRC	Venezuela Government International Bond	(5.000%)	06/20/2015	35.002%	$3,100	$379	$(186)	$193	$0
GST	Venezuela Government International Bond	(5.000%)	06/20/2015	35.002%	13,500	1,441	(598)	843	0
JPM	Olin Corp.	(1.000%)	06/20/2016	0.227%	15,000	(107)	(41)	0	(148)

						$1,713	$(825)	$1,036	$(148)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%	EUR	6,600	$131	$(2)	$129	$0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$	9,200	(54)	56	2	0
	China Government International Bond	1.000%	12/20/2018	0.634%		15,000	147	58	205	0
	China Government International Bond	1.000%	06/20/2019	0.713%		4,500	34	20	54	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%		300	(4)	7	3	0
	MetLife, Inc.	1.000%	06/20/2017	0.304%		8,000	176	(49)	127	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		10,300	(13)	14	1	0
	Wendel S.A.	5.000%	12/20/2019	0.846%	EUR	8,600	2,136	(328)	1,808	0
BPS	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%		44,500	985	(119)	866	0
	Comcast Corp.	1.000%	09/20/2019	0.249%	$	7,300	235	9	244	0
	Volvo Treasury AB	1.000%	12/20/2019	0.680%	EUR	10,000	80	85	165	0
BRC	Berkshire Hathaway, Inc.	1.000%	09/20/2016	0.207%	$	39,400	693	(216)	477	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.459%		33,400	537	179	716	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.010%		10,000	(291)	287	0	(4)
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		19,800	(158)	162	4	0

44	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Brazil Government International Bond	1.000%	06/20/2016	1.296%	$	63,900	$ (102)	$(109)	$0	$(211)
	Brazil Government International Bond	1.000%	09/20/2016	1.584%		13,000	(122)	15	0	(107)
	China Government International Bond	1.000%	12/20/2018	0.634%		20,000	197	77	274	0
	General Motors Co.	5.000%	09/20/2016	0.647%		17,000	1,709	(586)	1,123	0
	MetLife, Inc.	1.000%	03/20/2019	0.561%		23,400	171	237	408	0
	Mexico Government International Bond	1.000%	03/20/2018	0.897%		15,000	(26)	76	50	0
	Volvo Treasury AB	1.000%	12/20/2019	0.680%	EUR	8,800	76	69	145	0
CBK	American International Group, Inc.	1.000%	03/20/2019	0.433%	$	22,000	214	279	493	0
	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%	EUR	23,000	487	(37)	450	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$	16,400	(124)	128	4	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		4,700	(21)	14	0	(7)
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		33,500	(57)	(54)	0	(111)
	Brazil Government International Bond	1.000%	03/20/2017	1.933%		16,500	(186)	(108)	0	(294)
	China Government International Bond	1.000%	03/20/2019	0.676%		2,700	14	21	35	0
	China Government International Bond	1.000%	06/20/2019	0.713%		26,300	204	115	319	0
	HSBC Bank PLC	1.000%	03/20/2019	0.671%	EUR	39,200	(391)	956	565	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%	$	12,500	65	1	66	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		18,900	(18)	20	2	0
	Volvo Treasury AB	1.000%	12/20/2019	0.680%	EUR	9,600	100	59	159	0
DUB	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.266%	$	15,300	361	(106)	255	0
	Berkshire Hathaway, Inc.	1.000%	03/20/2019	0.459%		19,100	405	4	409	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		20,000	(48)	(18)	0	(66)
	Brazil Government International Bond	1.000%	03/20/2017	1.933%		20,600	(219)	(148)	0	(367)
	China Government International Bond	1.000%	12/20/2018	0.634%		11,400	145	11	156	0
	China Government International Bond	1.000%	03/20/2019	0.676%		31,200	15	388	403	0
	Colombia Government International Bond	1.000%	03/20/2016	0.708%		12,800	77	(36)	41	0
	Export-Import Bank of China	1.000%	12/20/2016	0.524%		27,100	(2,192)	2,423	231	0
	Export-Import Bank of Korea	1.000%	12/20/2016	0.155%		12,000	(767)	947	180	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%		5,000	75	(29)	46	0
	General Electric Capital Corp.	1.000%	06/20/2017	0.346%		76,600	1,489	(350)	1,139	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		3,200	(75)	87	12	0
	MetLife, Inc.	1.000%	06/20/2017	0.304%		14,300	319	(92)	227	0
	MetLife, Inc.	1.000%	03/20/2019	0.561%		34,100	503	92	595	0

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	45

Schedule of Investments PIMCO Low Duration Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Mexico Government International Bond	1.000%	03/20/2016	0.535%	$	42,300	$(240)	$447	$207	$0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		7,400	36	3	39	0
FBF	American International Group, Inc.	1.000%	03/20/2019	0.433%		25,000	244	317	561	0
	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%	EUR	9,700	199	(9)	190	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$	25,000	(205)	211	6	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%		20,300	291	(105)	186	0
	MGM Resorts International	5.000%	06/20/2019	2.420%		10,000	1,185	(154)	1,031	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.658%		31,600	637	(156)	481	0
	Volvo Treasury AB	1.000%	12/20/2019	0.680%	EUR	12,200	98	103	201	0
	Wendel S.A.	5.000%	12/20/2019	0.846%		4,600	1,139	(172)	967	0
GST	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%		10,000	211	(16)	195	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$	13,400	(68)	71	3	0
	Colombia Government International Bond	1.000%	03/20/2016	0.708%		12,800	77	(36)	41	0
	MetLife, Inc.	1.000%	06/20/2016	0.168%		13,600	233	(89)	144	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		20,400	100	9	109	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.658%		9,400	192	(49)	143	0
	Vodafone Group PLC	1.000%	09/20/2015	0.106%		10,000	83	(36)	47	0
	Volvo Treasury AB	1.000%	12/20/2019	0.680%	EUR	10,000	80	85	165	0
	Wendel S.A.	5.000%	12/20/2019	0.846%		8,000	2,004	(322)	1,682	0
HUS	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$	41,600	(339)	349	10	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		19,500	(93)	63	0	(30)
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		65,100	(94)	(120)	0	(214)
	Colombia Government International Bond	1.000%	03/20/2016	0.708%		12,900	69	(28)	41	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		7,500	39	1	40	0
JPM	Berkshire Hathaway, Inc.	1.000%	06/20/2017	0.266%		25,000	590	(173)	417	0
	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%	EUR	11,200	251	(32)	219	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$	6,000	(57)	58	1	0
	China Government International Bond	1.000%	12/20/2018	0.634%		2,800	28	10	38	0
	China Government International Bond	1.000%	06/20/2019	0.713%		26,700	137	187	324	0
	Goldman Sachs Group, Inc.	1.000%	12/20/2018	0.649%		47,500	520	104	624	0
	MetLife, Inc.	1.000%	06/20/2017	0.304%		41,800	919	(257)	662	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		8,600	48	(2)	46	0
	Prudential Financial, Inc.	1.000%	09/20/2019	0.658%		38,000	776	(198)	578	0
	PSEG Power LLC	1.000%	12/20/2018	0.692%		24,200	134	147	281	0
	Volvo Treasury AB	1.000%	12/20/2019	0.680%	EUR	7,200	76	43	119	0
MYC	BP Capital Markets America, Inc.	1.000%	12/20/2019	0.620%		3,000	69	(10)	59	0

46	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	BP Capital Markets America, Inc.	1.000%	03/20/2020	0.653%	$	11,000	$186	$20	$206	$0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		10,600	(61)	63	2	0
	France Government Bond	0.250%	12/20/2019	0.324%		99,800	(1,392)	1,060	0	(332)
	General Electric Capital Corp.	1.000%	03/20/2019	0.466%		25,000	390	138	528	0
	MetLife, Inc.	1.000%	03/20/2019	0.561%		25,000	420	16	436	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		18,300	(35)	37	2	0
	Volvo Treasury AB	1.000%	12/20/2019	0.680%	EUR	8,300	87	50	137	0
	Wendel S.A.	5.000%	12/20/2019	0.846%		100	25	(4)	21	0
UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%	$	1,900	(18)	18	0	0

							$ 15,883	$6,151	$23,777	$(1,743)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value (5)
							Asset	Liability
BRC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	$89,300	$ 9,464	$(9,846)	$0	$(382)
DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	35,626	4,265	(4,418)	0	(153)
FBF	CDX.EM-13 5-Year Index	5.000%	06/20/2015	376	43	(44)	0	(1)
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	81,510	(408)	347	0	(61)
GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	5,170	646	(668)	0	(22)
	CDX.IG-9 10-Year Index 30-100%	0.548%	12/20/2017	4,437	0	57	57	0
HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	52,546	5,946	(6,171)	0	(225)
JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	5,734	648	(672)	0	(24)
	CDX.IG-9 10-Year Index 30-100%	0.553%	12/20/2017	9,549	0	125	125	0
MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	17,108	2,030	(2,103)	0	(73)

					$ 22,634	$(23,393)	$182	$(941)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	47

Schedule of Investments PIMCO Low Duration Fund (Cont.)

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GLM	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	15,200	$21	$(84)	$0	$(63)
	Pay	28-Day MXN-TIIE	5.250%	06/11/2018	MXN	65,600	(40)	105	65	0
	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		92,300	(19)	157	138	0
HUS	Pay	28-Day MXN-TIIE	5.500%	06/11/2018		30,800	(2)	48	46	0
JPM	Pay	1-Year BRL-CDI	11.470%	01/02/2017	BRL	10,100	(2)	(40)	0	(42)

							$(42)	$186	$249	$(105)

Total Swap Agreements							$40,188	$(17,881)	$25,244	$(2,937)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(m)	Securities with an aggregate market value of $2,430 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

Counterparty	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
BOA	$129,912	$0	$2,329	$132,241	$(7,372)	$(887)	$0	$(8,259)	$123,982	$(120,220)	$3,762
BPS	77,414	0	1,275	78,689	(12,205)	0	0	(12,205)	66,484	(70,729)	(4,245)
BRC	31,943	0	3,390	35,333	(11,452)	0	(704)	(12,156)	23,177	(22,010)	1,167
CBK	18,576	0	2,093	20,669	(7,109)	(169)	(412)	(7,690)	12,979	(12,302)	677
DUB	82,754	0	3,940	86,694	(20,344)	(1,197)	(586)	(22,127)	64,567	(65,910)	(1,343)
FBF	53,851	0	3,623	57,474	(20,137)	(490)	(62)	(20,689)	36,785	(37,070)	(285)
GLM	23,235	21,018	203	44,456	(23,980)	(15,314)	(63)	(39,357)	5,099	(6,430)	(1,331)
GST	0	0	3,429	3,429	0	0	(22)	(22)	3,407	(3,350)	57
HUS	8,837	0	137	8,974	(6,758)	(150)	(469)	(7,377)	1,597	(1,700)	(103)
JPM	69,923	0	3,434	73,357	(2,951)	(428)	(214)	(3,593)	69,764	(70,305)	(541)
MSB	69,159	14	0	69,173	(15,419)	0	0	(15,419)	53,754	(57,030)	(3,276)
MYC	0	0	1,391	1,391	0	(2,347)	(405)	(2,752)	(1,361)	(2,125)	(3,486)
NAB	115,937	0	0	115,937	0	0	0	0	115,937	(112,690)	3,247
NGF	255	0	0	255	0	0	0	0	255	(300)	(45)
RBC	224	0	0	224	(219)	0	0	(219)	5	0	5
SCX	0	0	0	0	(547)	0	0	(547)	(547)	392	(155)
SOG	0	0	0	0	0	(87)	0	(87)	(87)	(70)	(157)
UAG	78,441	0	0	78,441	(7,882)	(60)	0	(7,942)	70,499	(72,049)	(1,550)

Total Over the Counter	$760,461	$21,032	$25,244	$806,737	$(136,375)	$(21,129)	$(2,937)	$(160,441)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master

48	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$4,178	$4,178
Swap Agreements	0	7	0	0	1,532	1,539

	$0	$7	$0	$0	$5,710	$5,717

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$760,461	$0	$760,461
Purchased Options	0	0	0	64	20,968	21,032
Swap Agreements	0	24,995	0	0	249	25,244

	$0	$24,995	$0	$760,525	$21,217	$806,737

	$0	$25,002	$0	$760,525	$26,927	$812,454

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$618	$618
Futures	0	0	0	0	3,274	3,274
Swap Agreements	0	0	0	0	5,487	5,487

	$0	$0	$0	$0	$9,379	$9,379

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$136,375	$0	$136,375
Written Options	0	0	0	3,195	17,934	21,129
Swap Agreements	0	2,832	0	0	105	2,937

	$0	$2,832	$0	$139,570	$18,039	$160,441

	$0	$2,832	$0	$139,570	$27,418	$169,820

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$9,003	$9,003
Futures	0	0	0	0	34,653	34,653
Swap Agreements	0	28,166	0	0	(166,691)	(138,525)

	$0	$28,166	$0	$0	$(123,035)	$(94,869)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	49

Schedule of Investments PIMCO Low Duration Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$253,017	$0	$253,017
Written Options	0	1,510	0	(2,728)	41,398	40,180
Swap Agreements	0	17,153	0	0	7,885	25,038

	$0	$18,663	$0	$250,289	$49,283	$318,235

	$0	$46,829	$0	$250,289	$(73,752)	$223,366

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(500)	$(500)
Futures	0	0	0	0	(13,833)	(13,833)
Swap Agreements	0	(8,493)	0	0	(16,438)	(24,931)

	$0	$(8,493)	$0	$0	$(30,771)	$(39,264)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$650,677	$0	$650,677
Purchased Options	0	0	0	(113)	(9,044)	(9,157)
Written Options	0	(31)	0	6,383	11,383	17,735
Swap Agreements	0	(13,309)	0	0	(1,448)	(14,757)

	$0	$(13,340)	$0	$656,947	$891	$644,498

	$0	$(21,833)	$0	$656,947	$(29,880)	$605,234

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$199,242	$0	$199,242
Corporate Bonds & Notes
Banking & Finance	0	3,008,259	36,794	3,045,053
Industrials	0	1,371,699	3,017	1,374,716
Utilities	0	692,384	0	692,384
Municipal Bonds & Notes
New Jersey	0	45,635	0	45,635
Texas	0	4,024	0	4,024
U.S. Government Agencies	0	1,521,772	114	1,521,886
U.S. Treasury Obligations	0	2,304,385	0	2,304,385
Mortgage-Backed Securities	0	1,998,054	3,620	2,001,674
Asset-Backed Securities	0	1,107,640	14,045	1,121,685
Sovereign Issues	0	1,466,398	0	1,466,398
Preferred Securities
Banking & Finance	9,383	0	0	9,383
Short-Term Instruments
Certificates of Deposit	0	229,549	0	229,549
Commercial Paper	0	66,156	0	66,156
Repurchase Agreements	0	2,489	0	2,489
Mexico Treasury Bills	0	462,037	0	462,037
U.S. Treasury Bills	0	2,068	0	2,068
	$9,383	$14,481,791	$57,590	$14,548,764

50	PIMCO LOW DURATION FUND	See Accompanying Notes

March 31, 2015

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$54,750	$0	$0	$54,750
Total Investments	$64,133	$14,481,791	$57,590	$14,603,514

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(36,831)	$0	$(36,831)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	4,178	1,539	0	5,717
Over the counter	0	806,737	0	806,737
	$4,178	$808,276	$0	$812,454

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(3,274)	(6,105)	0	(9,379)
Over the counter	0	(160,441)	0	(160,441)
	$(3,274)	$(166,546)	$0	$(169,820)
Totals	$65,037	$15,086,690	$57,590	$15,209,317

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	51

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class B, Class A, Class C and Class R shares of the PIMCO Low Duration Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees related to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of

52	PIMCO LOW DURATION FUND

March 31, 2015

interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

ANNUAL REPORT	MARCH 31, 2015	53

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Fund has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative

54	PIMCO LOW DURATION FUND

March 31, 2015

instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

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Notes to Financial Statements (Cont.)

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing

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models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial

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Notes to Financial Statements (Cont.)

derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans, assignments of all or a portion of loans from third parties, or originations of loans by a Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private

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transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2015, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

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Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Transactions  The Fund may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment is made by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain or loss.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$24	$46,100	$(46,124)	$0	$0	$0	$1	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$3,239,121	$13,495,559	$(16,674,700)	$(4,768)	$(462)	$54,750	$15,046	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the

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Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to

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Notes to Financial Statements (Cont.)

deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  The Fund may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate

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swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund

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Notes to Financial Statements (Cont.)

and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap

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market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa

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Notes to Financial Statements (Cont.)

in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero costs and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. The Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in

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interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of

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Notes to Financial Statements (Cont.)

different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Fund. Variation margin, or

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changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee   PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee   PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A B, C and R Classes
0.21%	0.31%	0.21%	0.25%	0.30%

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Notes to Financial Statements (Cont.)

(c) Distribution and Servicing Fees PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.30%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain

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redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,281,161	$1,489,601

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Notes to Financial Statements (Cont.)

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$9,062,266	$14,693,426	$7,501,576	$6,858,931

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12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	1,226,103	$12,573,377	1,019,560	$10,541,235
Class P	89,708	925,446	127,971	1,325,306
Administrative Class	8,294	85,260	21,832	226,369
Class D	18,244	187,545	59,834	619,836
Class A	34,109 ^	350,946 ^	120,935	1,253,618
Class B	16	174	219	2,247
Class C	6,910	71,044	29,623	306,135
Class R	4,626	47,634	8,852	91,828

Issued as reinvestment of distributions
Institutional Class	35,305	358,701	21,117	218,649
Class P	4,218	42,879	2,497	25,848
Administrative Class	1,079	10,951	621	6,429
Class D	4,332	43,935	2,455	25,422
Class A	5,648	57,349	3,898	40,371
Class B	3	27	1	15
Class C	1,733	17,539	731	7,568
Class R	389	3,936	133	1,375

Cost of shares redeemed
Institutional Class	(1,887,836)	(19,363,203)	(1,035,826)	(10,715,794)
Class P	(206,191)	(2,123,209)	(104,069)	(1,076,430)
Administrative Class	(29,948)	(307,598)	(39,531)	(407,947)
Class D	(79,288)	(813,935)	(92,347)	(954,981)
Class A	(184,602)	(1,898,468)	(184,172)	(1,905,432)
Class B	(363)^	(3,709)^	(201)	(2,082)
Class C	(32,037)	(329,136)	(36,274)	(375,044)
Class R	(7,684)	(78,549)	(8,399)	(86,735)
Net (decrease) resulting from Fund share transactions	(987,232)	$(10,141,064)	(80,540)	$(832,194)
^	At the NYSE Close on March 25, 2015, 146 Class B shares in the amount of $1,472 converted into Class A shares of the Fund.

13. REGULATORY AND LITIGATION MATTERS

The Fund is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

ANNUAL REPORT	MARCH 31, 2015	75

Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years from 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

PIMCO Low Duration Fund
Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
$246,582	$—	$(425,457)	$(15,228)	$(193,777)	$—	$—
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also, adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, and convertible preferred securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Fund elected to defer to the following taxable year pursuant to federal income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2015, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Low Duration Fund	$107,896	$85,881

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Low Duration Fund	$15,005,777	$157,629	$(559,892)	$(402,263)
(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, and convertible preferred securities for federal income tax purposes.

76	PIMCO LOW DURATION FUND

March 31, 2015

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Fund made the following tax basis distributions (amounts in thousands):

PIMCO Low Duration Fund

March 31, 2015			March 31, 2014
Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
$600,899	$—	$—	$349,860	$15,372	$—
(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

ANNUAL REPORT	MARCH 31, 2015	77

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Low Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIMCO Low Duration Fund (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

78	PIMCO LOW DURATION FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	JPMorgan Securities, Inc.
BOS	Banc of America Securities LLC	MSB	Morgan Stanley Bank, N.A
BPS	BNP Paribas S.A.	MSC	Morgan Stanley & Co., Inc.
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services, Inc.
BSN	Bank of Nova Scotia	NAB	National Australia Bank Ltd.
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FBF	Credit Suisse International	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SOG	Societe Generale
GRE	RBS Securities, Inc.	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	INR	Indian Rupee
BRL	Brazilian Real	JPY	Japanese Yen
CHF	Swiss Franc	MXN	Mexican Peso
EUR	Euro	SAR	Saudi Riyal
GBP	British Pound	USD (or $)	United States Dollar
ILS	Israeli Shekel

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index
CDX.IG	Credit Derivatives Index - Investment Grade

Other Abbreviations:
ABS	Asset-Backed Security	FDIC	Federal Deposit Insurance Corp.
ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate
CDI	Brazil Interbank Deposit Rate	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	RMBS	Residential Mortgage-Backed Security
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio

ANNUAL REPORT	MARCH 31, 2015	79

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2015 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the fiscal year ended March 31, 2015 was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2014.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Low Duration Fund	0.12%	0.12%	$438,476	$—

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund.

In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

80	PIMCO LOW DURATION FUND

Management of the Trust

(Unaudited)

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[2]
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.
[1]	Trustees serve until their successors are duly elected and qualified.
[2]	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

ANNUAL REPORT	MARCH 31, 2015	81

Management of the Trust (Cont.)

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Petesr G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

82	PIMCO LOW DURATION FUND

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

ANNUAL REPORT	MARCH 31, 2015	83

Privacy Policy1

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject

84	PIMCO LOW DURATION FUND

(Unaudited)

to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

ANNUAL REPORT	MARCH 31, 2015	85

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3014AR_033115

Your Global Investment Authority

PIMCO Funds

Annual Report

March 31, 2015

PIMCO Real Return Fund

Share Classes

■	Institutional
■	P
■	Administrative
■	D
■	A
■	C
■	R

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

On the following pages of this PIMCO Funds Annual Report, which covers the twelve-month reporting period ended March 31, 2015, please find specific details regarding investment performance and a discussion of factors that most affected performance over the reporting period.

As previously announced on September 26, 2014, William “Bill” Gross, PIMCO’s Chief Investment Officer and co-founder, resigned from the firm. PIMCO subsequently instituted a new leadership structure, electing Daniel Ivascyn to serve as Group Chief Investment Officer (“Group CIO”), and appointing an investment leadership team of seasoned, highly skilled investors to oversee all areas of PIMCO’s investment activities.

Yields on intermediate and long-maturity global sovereign bonds generally fell, with prices therefore higher, during a period marked by ongoing geopolitical concerns in the Middle East and Ukraine, falling oil prices and a strengthening U.S. dollar. In addition, more than 20 central banks around the world lowered their target interest rates to record lows, reducing interest rates several times or resorting to other tools to help boost economic growth.

In the U.S., signs of continuing economic growth (though tempered slightly towards the end of the period), a steady decline in the unemployment rate and renewed business investment activity continued to confirm the U.S. as a key driver of global growth. At its March 2015 meeting, the Federal Reserve (“Fed”) provided a cautiously optimistic view of the U.S. economy and removed “patient” from its policy statement regarding its approach to a potential increase in the federal funds rate. The Fed emphasized that the path of future interest rate increases will be more gradual than in previous cycles because wage and other inflationary pressures remain muted. As such, this emphasis, along with investor concerns that a rapidly appreciating U.S. dollar might negatively impact exports and corporate profits, encouraged markets to reduce interest rate hike expectations for the summer 2015. In October 2014, the Fed ended its quantitative easing (“QE”) program.

Within Europe, yields on Eurozone sovereign bonds generally fell in reaction to the European Central Bank’s (“ECB”) announced plan to expand its asset purchase program to include purchases of investment grade sovereign and government agency (“Agency”) bonds. As a result, ever-lower interest rates in the Eurozone helped anchor government bond yields elsewhere, such as in the U.S. and U.K. Mid-way through the reporting period, the ECB initiated a series of unprecedented policy actions, including launching its initial QE program, lowering the ECB’s benchmark rate into negative territory to help mitigate potential deflationary forces and opening a liquidity channel to help encourage bank lending.

Performance among emerging market (“EM”) and corporate bonds was uneven as these sectors grappled with the prospect of a Fed interest rate hike, the ongoing fallout from energy price declines and a strengthening U.S. dollar. Crude oil prices were most volatile during the last quarter of the reporting period: they fell at the start

2	PIMCO REAL RETURN FUND

of 2015, appeared to form a bottom in February 2015, and then weakened again in March 2015 as Saudi Arabia launched a military intervention in Yemen and negotiations with Iran approached their deadline.

Financial market highlights of our twelve-month reporting period include:

■

Lingering uncertainty about the continued pace of global growth, low prospects for inflation and ongoing geopolitical risks caused U.S. Treasury yields to decline along with their global sovereign peers. U.S. Treasuries, as measured by the Barclays U.S. Treasury Index, returned 5.36%, as intermediate and long-maturity yields declined. The yield on the benchmark ten-year U.S. Treasury note was 1.92% at the end of the reporting period, compared with 2.72% on March 31, 2014. The Barclays U.S. Aggregate Index, a widely used index of U.S. investment grade bonds, returned 5.72% for the reporting period.

■

U.S. Treasury Inflation-Protected Securities (“TIPS”) returned 3.11%, as represented by the Barclays U.S. TIPS Index, on softer economic data towards the end of the reporting period and dovish central bank action, which helped move real interest rates lower. Despite the continued decline in crude oil prices, U.S. break-even inflation (“BEI”) levels found some support towards the end of the reporting period with ten-year BEI ending ten basis points higher at 1.78%. Diversified commodities posted negative returns, as represented by the Bloomberg Commodity Index Total Return, which declined 27.04%.

■

Agency mortgage-backed securities (“MBS”) returned 5.58%, as represented by Barclays U.S. MBS Fixed Rate Index. Agency MBS modestly outperformed like-duration U.S. Treasuries as continued Fed support for Agency MBS was partially offset by increased prepayments, greater than expected supply and deteriorating market technicals occurring in early 2015. The Fed has continued to reinvest paydowns on their holdings of Agency MBS despite ending net purchases in October 2014. Non-Agency MBS prices generally increased as the sector continued to benefit from limited new issue supply, gradually improving housing fundamentals and strong investor demand.

■

The U.S. investment grade credit market, as represented by the Barclays U.S. Credit Index, returned 6.74%, driven mainly by falling yields. However, investment grade credit spreads widened during the period due to substantial volatility in commodity-related sectors and declining U.S. Treasury yields, where credit yields had trouble keeping pace. The high yield bond market, as represented by the BofA Merrill Lynch U.S. High Yield Index, returned 2.05%, and was impacted primarily by elevated volatility in the energy sector from falling oil prices and outflows from retail investors, which was most pronounced in the fourth quarter of 2014. Coupon income was the primary contributor to returns as high yield bond prices generally declined over the reporting period.

■

Tax-exempt municipal bonds returned 6.62%, as represented by the Barclays Municipal Bond Index. Positive returns were supported by strong retail demand from municipal bond mutual funds, despite increasing primary supply pressures,

ANNUAL REPORT	MARCH 31, 2015	3

Chairman’s Letter (Cont.)

which were driven by heightened refunding activity in a low interest rate environment. Credit spreads tightened as state and local government balance sheets continued to improve. The high yield municipal bond segment outperformed despite isolated volatility stemming from negative headlines surrounding the Commonwealth of Puerto Rico.

■

EM external debt, as measured by the JPMorgan Emerging Markets Bond Index (EMBI) Global, returned 4.08%. However, EM local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), declined 11.14%. In an environment of continued U.S. dollar strength, currency weakness once again weighed on local currency debt. As a result, EM local rates underperformed their U.S. dollar-denominated counterparts for the eighth consecutive quarter. External EM debt gains were propelled by lower U.S. Treasury yields, which offset index spread widening over the period.

■

Developed market equities posted positive returns in the U.S. and Europe on stronger growth prospects within the U.S. and investor reaction to the ECB’s expanded QE program in the Eurozone. EM equities, on the other hand, posted slightly positive returns due to a continuing decline in the price of oil and a strengthening U.S. dollar that generally weighed on EM equities. U.S. equities returned 12.73%, as represented by the S&P 500 Index, and global equities, as represented by the MSCI World Index, returned 6.03%. EM equities, as represented by the MSCI Emerging Markets Index, returned 0.44%.

Thank you for the assets you have placed with us. We value your trust, and will continue to work diligently to meet your broad investment needs. If you have questions regarding any of your PIMCO Funds investments, please contact your account manager, or call one of our shareholder associates at 888.87.PIMCO (888.877.4626). We also invite you to visit our website at www.pimco.com to learn more about our views and global thought leadership.

Sincerely, Brent R. Harris Chairman of the Board PIMCO Funds May 26, 2015

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO REAL RETURN FUND

Important Information About the PIMCO Real Return Fund

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by the Fund are likely to decrease in value. A number of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Accordingly, changes in interest rates can be sudden, and there is no guarantee that Fund management will anticipate such movement.

As of the date of this report, interest rates in the U.S. are at or near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets.” All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in losses to a Fund. Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. If the performance of a Fund were to be negatively impacted by rising interest rates, the Fund could face increased redemptions by its shareholders, which could further reduce the net assets of the Fund.

The Fund may be subject to various risks in addition to those described above. Some of these risks may include, but are not limited to, the following: interest rate risk, call risk, credit risk, high yield risk, market risk, issuer risk, liquidity risk, derivatives risk, equity risk, mortgage-related and other asset-backed securities risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, leveraging risk, management risk, and short sale risk. A complete description of these and other risks is contained in the Fund’s prospectus. The Fund may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, management risk, leveraging risk and the risk that a fund may not be able to close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on the Fund. For example, a small investment in a derivative instrument may have a significant impact on the Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in the Fund. The Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. The Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign issuer.

ANNUAL REPORT	MARCH 31, 2015	5

Important Information About the PIMCO Real Return Fund (Cont.)

High-yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage- and Asset-Backed Securities represent ownership interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, Mortgage- and Asset-Backed Securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on Mortgage- and Asset-Backed Securities depend on the ability of the underlying assets to generate cash flow.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the redemption of Fund shares. The Cumulative Returns chart and Average Annual Total Return table reflects any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. Class C shares are subject to a 1% CDSC, which may apply in the first year. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 18 months after purchase. The Cumulative Returns Chart reflects only Institutional Class performance. Performance for Class P, Administrative Class, Class A, Class C, Class D and Class R shares is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The Fund’s total annual operating expense ratios on the Fund Summary page are as of the currently effective prospectus, as supplemented to date. The figures in the line graph are calculated at net asset value and assume an investment of $1,000,000 was made at the end of the month that the Institutional Class of the Fund commenced operations. The minimum initial investment amount for Institutional Class, Class P, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A, Class C, and Class D shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against a broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same Fund classification. The benchmark index and Lipper Average do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception date of the Fund and its respective share classes:

Fund Name	Fund Inception	Institutional Class	Class P	Administrative Class	Class D	Class A	Class C	Class R
PIMCO Real Return Fund	01/29/97	01/29/97	04/30/08	04/28/00	04/08/98	01/29/97	01/29/97	12/31/02

6	PIMCO REAL RETURN FUND

For periods prior to the inception date of the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, performance information shown is based on the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by the Class P, Administrative Class, Class D, Class A, Class C and Class R shares, respectively.

An investment in the Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com/investments, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PIMCO Funds files a complete schedule of the Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Trust at (888) 87-PIMCO and on the Fund’s website at www.pimco.com/investments. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ANNUAL REPORT	MARCH 31, 2015	7

PIMCO Real Return Fund

Cumulative Returns Through March 31, 2015

Average Annual Total Return for the period ended March 31, 2015
	1 Year	5 Years	10 Years	Fund Inception (01/29/97)
PIMCO Real Return Fund Institutional Class	2.77%	4.39%	4.87%	6.57%
PIMCO Real Return Fund Class P	2.67%	4.29%	4.77%	6.48%
PIMCO Real Return Fund Administrative Class	2.51%	4.13%	4.61%	6.30%
PIMCO Real Return Fund Class D	2.36%	3.98%	4.44%	6.12%
PIMCO Real Return Fund Class A	2.36%	3.96%	4.42%	6.12%
PIMCO Real Return Fund Class A (adjusted)	-1.48%	3.17%	4.11%	5.94%
PIMCO Real Return Fund Class C	1.85%	3.45%	3.91%	5.59%
PIMCO Real Return Fund Class C (adjusted)	0.86%	3.45%	3.91%	5.59%
PIMCO Real Return Fund Class R	2.11%	3.71%	4.16%	5.84%
Barclays U.S. TIPS Index	3.11%	4.29%	4.55%	5.92%
Lipper Inflation-Protected Bond Funds Average	1.00%	3.33%	3.67%	5.93%	*

All Fund returns are net of fees and expenses.

* Average annual total return since 01/31/1997.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. For performance current to the most recent month-end, visit www.pimco.com/investments or call (888) 87-PIMCO. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented to date, are 0.47% for Institutional Class shares, 0.57% for Class P shares, 0.72% for Administrative Class shares, 0.87% for Class D shares, 0.87% for Class A shares, 1.37% for Class C shares, and 1.12% for Class R shares.

8	PIMCO REAL RETURN FUND

Institutional Class - PRRIX	Class P - PRLPX	Administrative Class - PARRX	Class D - PRRDX
Class A - PRTNX		Class C -PRTCX	Class R - PRRRX

Allocation Breakdown†

U.S. Treasury Obligations	74.7%
Sovereign Issues	13.2%
Short-Term Instruments‡	4.6%
Corporate Bonds & Notes	3.3%
Mortgage-Backed Securities	2.2%
Other	2.0%

†	% of Investments, at value as of 03/31/15
‡	Includes Central Funds used for Cash Management Purposes

Portfolio Insights

»

The PIMCO Real Return Fund seeks maximum real return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) benefited absolute performance as U.S. TIPS delivered positive returns over the reporting period.

»	Short exposure to the euro and Japanese yen for most of the reporting period benefited relative performance as these currencies weakened relative to the U.S. dollar.

»	Exposure to nominal interest rates in Spain benefited relative performance as yields in Spain fell over the reporting period.

»	Short exposure to longer-maturity nominal U.S. interest rates detracted from relative performance as yields fell in the U.S. over the reporting period.

»	Short exposure to longer-maturity nominal European interest rates detracted from relative performance as yields fell in Europe over the reporting period.

ANNUAL REPORT	MARCH 31, 2015	9

Expense Example PIMCO Real Return Fund

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for Fund and share classes is from October 1, 2014 to March 31, 2015 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Beginning Account Value (10/01/14)	Ending Account Value (03/31/15)	Expenses Paid During Period *	Net Annualized Expense Ratio
Institutional Class	$1,000.00	$1,008.30	$2.55	$1,000.00	$1,022.39	$2.57	0.51%
Class P	1,000.00	1,007.80	3.05	1,000.00	1,021.89	3.07	0.61
Administrative Class	1,000.00	1,007.00	3.80	1,000.00	1,021.14	3.83	0.76
Class D	1,000.00	1,006.30	4.55	1,000.00	1,020.39	4.58	0.91
Class A	1,000.00	1,006.30	4.55	1,000.00	1,020.39	4.58	0.91
Class C	1,000.00	1,003.80	7.04	1,000.00	1,017.90	7.09	1.41
Class R	1,000.00	1,005.00	5.80	1,000.00	1,019.15	5.84	1.16

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by the number of days in the period/365 (to reflect the one-half year period).

10	PIMCO REAL RETURN FUND

Benchmark Descriptions

Index	Description

Barclays U.S. Treasury Index	The Barclays U.S. Treasury Index is an unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity of one year or more. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Aggregate Index	Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis. It is not possible to invest directly in an unmanaged index.

Barclays U.S. TIPS Index	Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding. It is not possible to invest directly in an unmanaged index.

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on 20 physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. It is not possible to invest directly in an unmanaged index.

Barclays U.S. MBS Fixed Rate Index	Barclays U.S. MBS Fixed Rate Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. It is not possible to invest directly in an unmanaged index.

Barclays U.S. Credit Index	Barclays U.S. Credit Index is an unmanaged index comprised of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. To qualify, bonds must be SEC-registered. This index was formerly known as the Barclays Credit Investment Grade Index. It is not possible to invest directly in an unmanaged index.

BofA Merrill Lynch U.S. High Yield Index	BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule and a minimum amount outstanding of USD 100 million. Bonds must be rated below investment grade based on a composite of Moody’s and S&P. It is not possible to invest directly in an unmanaged index.

ANNUAL REPORT	MARCH 31, 2015	11

Benchmark Descriptions (Cont.)

Index	Description

Barclays Municipal Bond Index	Barclays Municipal Bond Index consists of a broad selection of investment- grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year. It is not possible to invest directly in an unmanaged index.

JPMorgan Emerging Markets Bond Index (EMBI) Global	JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. It is not possible to invest directly in an unmanaged index.

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. It is not possible to invest directly in an unmanaged index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market. It is not possible to invest directly in an unmanaged index.

MSCI World Index	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. It is not possible to invest directly in an unmanaged index.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index (Net Dividends in USD) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It is not possible to invest directly in the index.

12	PIMCO REAL RETURN FUND

(THIS PAGE INTENTIONALLY LEFT BLANK)

ANNUAL REPORT	MARCH 31, 2015	13

Financial Highlights PIMCO Real Return Fund

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)		Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Institutional Class
03/31/2015	$11.18	$0.05		$0.25	$0.30	$(0.42)	$(0.00)^	$0.00
03/31/2014	12.25	0.19		(1.07)	(0.88)	(0.04)	(0.06)	(0.09)
03/31/2013	11.95	0.17		0.73	0.90	(0.33)	(0.27)	0.00
03/31/2012	11.49	0.34		0.93	1.27	(0.42)	(0.39)	0.00
03/31/2011	10.87	0.28		0.63	0.91	(0.29)	0.00	0.00
Class P
03/31/2015	11.18	(0.00	)^	0.29	0.29	(0.41)	(0.00)^	0.00
03/31/2014	12.25	0.22		(1.11)	(0.89)	(0.04)	(0.06)	(0.08)
03/31/2013	11.95	0.15		0.74	0.89	(0.32)	(0.27)	0.00
03/31/2012	11.49	0.32		0.94	1.26	(0.41)	(0.39)	0.00
03/31/2011	10.87	0.28		0.62	0.90	(0.28)	0.00	0.00
Administrative Class
03/31/2015	11.18	0.03		0.24	0.27	(0.39)	(0.00)^	0.00
03/31/2014	12.25	0.16		(1.07)	(0.91)	(0.03)	(0.06)	(0.07)
03/31/2013	11.95	0.14		0.73	0.87	(0.30)	(0.27)	0.00
03/31/2012	11.49	0.30		0.94	1.24	(0.39)	(0.39)	0.00
03/31/2011	10.87	0.25		0.64	0.89	(0.27)	0.00	0.00
Class D
03/31/2015	11.18	0.02		0.24	0.26	(0.38)	(0.00)^	0.00
03/31/2014	12.25	0.16		(1.08)	(0.92)	(0.03)	(0.06)	(0.06)
03/31/2013	11.95	0.12		0.73	0.85	(0.28)	(0.27)	0.00
03/31/2012	11.49	0.29		0.93	1.22	(0.37)	(0.39)	0.00
03/31/2011	10.87	0.24		0.63	0.87	(0.25)	0.00	0.00
Class A
03/31/2015	11.18	0.04		0.22	0.26	(0.38)	(0.00)^	0.00
03/31/2014	12.25	0.16		(1.08)	(0.92)	(0.03)	(0.06)	(0.06)
03/31/2013	11.95	0.13		0.72	0.85	(0.28)	(0.27)	0.00
03/31/2012	11.49	0.30		0.92	1.22	(0.37)	(0.39)	0.00
03/31/2011	10.87	0.23		0.63	0.86	(0.24)	0.00	0.00

Please see footnotes on page 16.

14	PIMCO REAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.42)	$11.06	2.77%	$6,944,302	0.50%		0.50%		0.45%		0.45%		0.40%	117%
(0.19)	11.18	(7.15)	7,260,857	0.47		0.47		0.45		0.45		1.65	33
(0.60)	12.25	7.61	10,059,104	0.48		0.48		0.45		0.45		1.37	41
(0.81)	11.95	11.31	8,963,508	0.47		0.47		0.45		0.45		2.88	129
(0.29)	11.49	8.48	7,559,915	0.46		0.46		0.45		0.45		2.51	174

(0.41)	11.06	2.67	836,420	0.60		0.60		0.55		0.55		0.01	117
(0.18)	11.18	(7.25)	742,644	0.57		0.57		0.55		0.55		1.88	33
(0.59)	12.25	7.50	1,886,341	0.58		0.58		0.55		0.55		1.25	41
(0.80)	11.95	11.19	1,616,504	0.57		0.57		0.55		0.55		2.68	129
(0.28)	11.49	8.37	1,176,669	0.56		0.56		0.55		0.55		2.45	174

(0.39)	11.06	2.51	936,651	0.75		0.75		0.70		0.70		0.29	117
(0.16)	11.18	(7.39)	1,233,721	0.72		0.72		0.70		0.70		1.44	33
(0.57)	12.25	7.34	1,736,194	0.73		0.73		0.70		0.70		1.10	41
(0.78)	11.95	11.03	1,501,744	0.72		0.72		0.70		0.70		2.54	129
(0.27)	11.49	8.21	1,192,602	0.71		0.71		0.70		0.70		2.24	174

(0.38)	11.06	2.36	1,208,764	0.90		0.90		0.85		0.85		0.14	117
(0.15)	11.18	(7.53)	1,359,797	0.87		0.87		0.85		0.85		1.41	33
(0.55)	12.25	7.18	2,528,152	0.88		0.88		0.85		0.85		0.97	41
(0.76)	11.95	10.86	2,275,872	0.87		0.87		0.85		0.85		2.45	129
(0.25)	11.49	8.04	1,819,723	0.86		0.86		0.85		0.85		2.10	174

(0.38)	11.06	2.36	2,227,419	0.90		0.90		0.85		0.85		0.32	117
(0.15)	11.18	(7.53)	2,738,928	0.87		0.87		0.85		0.85		1.36	33
(0.55)	12.25	7.18	4,896,233	0.88		0.88		0.85		0.85		1.02	41
(0.76)	11.95	10.86	4,813,730	0.87	(b)	0.87	(b)	0.85	(b)	0.85	(b)	2.50	129
(0.24)	11.49	7.99	4,264,937	0.91		0.91		0.90		0.90		2.06	174

Please see footnotes on page 16.

ANNUAL REPORT	MARCH 31, 2015	15

Financial Highlights PIMCO Real Return Fund (Cont.)

Selected Per Share Data for the Year Ended:	Net Asset Value Beginning of Year	Net Investment Income (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Net Increase (Decrease) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Basis Return of Capital
Class C
03/31/2015	$11.18	$(0.02)	$0.22	$0.20	$(0.32)	$(0.00)^	$0.00
03/31/2014	12.25	0.10	(1.08)	(0.98)	(0.01)	(0.06)	(0.02)
03/31/2013	11.95	0.07	0.72	0.79	(0.22)	(0.27)	0.00
03/31/2012	11.49	0.24	0.92	1.16	(0.31)	(0.39)	0.00
03/31/2011	10.87	0.18	0.63	0.81	(0.19)	0.00	0.00
Class R
03/31/2015	11.18	(0.03)	0.26	0.23	(0.35)	(0.00)^	0.00
03/31/2014	12.25	0.12	(1.07)	(0.95)	(0.02)	(0.06)	(0.04)
03/31/2013	11.95	0.09	0.73	0.82	(0.25)	(0.27)	0.00
03/31/2012	11.49	0.25	0.94	1.19	(0.34)	(0.39)	0.00
03/31/2011	10.87	0.20	0.64	0.84	(0.22)	0.00	0.00

^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year.
(b)	Effective May 1, 2011, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.

16	PIMCO REAL RETURN FUND	See Accompanying Notes

Total Distributions	Net Asset Value End of Year	Total Return	Net Assets End of Year (000s)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets Excluding Waivers		Ratio of Expenses to Average Net Assets Excluding Interest Expense		Ratio of Expenses to Average Net Assets Excluding Interest Expense and Waivers		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$(0.32)	$11.06	1.85%	$1,081,034	1.40%		1.40%		1.35%		1.35%		(0.19)%	117%
(0.09)	11.18	(7.99)	1,457,436	1.37		1.37		1.35		1.35		0.92	33
(0.49)	12.25	6.65	2,931,665	1.38		1.38		1.35		1.35		0.53	41
(0.70)	11.95	10.31	2,945,357	1.37	(b)	1.37	(b)	1.35	(b)	1.35	(b)	2.00	129
(0.19)	11.49	7.46	2,625,825	1.41		1.41		1.40		1.40		1.55	174

(0.35)	11.06	2.11	390,425	1.15		1.15		1.10		1.10		(0.22)	117
(0.12)	11.18	(7.76)	398,575	1.12		1.12		1.10		1.10		1.01	33
(0.52)	12.25	6.92	536,634	1.13		1.13		1.10		1.10		0.70	41
(0.73)	11.95	10.58	452,520	1.12	(b)	1.12	(b)	1.10	(b)	1.10	(b)	2.10	129
(0.22)	11.49	7.72	327,677	1.16		1.16		1.15		1.15		1.80	174

ANNUAL REPORT	MARCH 31, 2015	17

Statement of Assets and Liabilities PIMCO Real Return Fund

(Amounts in thousands, except per share amounts)
Assets:
Investments, at value
Investments in securities*	$17,092,461
Investments in Affiliates	431,665
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,715
Over the counter	301,175
Deposits with counterparty	15,683
Foreign currency, at value	23,514
Receivable for investments sold	478,539
Receivable for Fund shares sold	9,536
Interest and dividends receivable	71,456
Dividends receivable from Affiliates	36
Other assets	168
18,425,948
Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,825,310
Payable for sale-buyback transactions	1,037,531
Payable for short sales	313,806
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,462
Over the counter	250,756
Payable for investments purchased	195,627
Payable for investments in Affiliates purchased	36
Deposits from counterparty	135,701
Payable for Fund shares redeemed	28,001
Dividends payable	715
Overdraft due to custodian	509
Accrued investment advisory fees	2,805
Accrued supervisory and administrative fees	2,920
Accrued distribution fees	971
Accrued servicing fees	764
Other liabilities	19
4,800,933
Net Assets	$13,625,015
Net Assets Consist of:
Paid in capital	$14,040,277
(Overdistributed) net investment income	(279,244)
Accumulated undistributed net realized (loss)	(254,215)
Net unrealized appreciation	118,197
$13,625,015
Cost of Investments in securities	$17,025,191
Cost of Investments in Affiliates	$431,628
Cost of Foreign Currency Held	$23,557
Proceeds Received on Short Sales	$312,592
Cost or Premiums of Financial Derivative Instruments, net	$(29,524)

* Includes repurchase agreements of:	$2,681

18	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2015

Net Assets:
Institutional Class	$6,944,302
Class P	836,420
Administrative Class	936,651
Class D	1,208,764
Class A	2,227,419
Class C	1,081,034
Class R	390,425
Shares Issued and Outstanding:
Institutional Class	628,118
Class P	75,656
Administrative Class	84,721
Class D	109,333
Class A	201,475
Class C	97,783
Class R	35,314
Net Asset Value and Redemption Price^ Per Share Outstanding:
Institutional Class	$11.06
Class P	11.06
Administrative Class	11.06
Class D	11.06
Class A	11.06
Class C	11.06
Class R	11.06

^	With respect to the A and C Classes, the redemption price varies by the length of time the shares are held.

ANNUAL REPORT	MARCH 31, 2015	19

Statement of Operations PIMCO Real Return Fund

(Amounts in thousands)	Year Ended March 31, 2015

Investment Income:
Interest, net of foreign taxes*	$144,521
Dividends	1,365
Dividends from Investments in Affiliates	452
Total Income	146,338

Expenses:
Investment advisory fees	37,141
Supervisory and administrative fees	38,952
Distribution and/or servicing fees - Administrative Class	2,479
Distribution and/or servicing fees - Class D	3,230
Distribution fees - Class B	65 ^
Distribution fees - Class C	6,428
Distribution fees - Class R	1,017
Servicing fees - Class A	6,553
Servicing fees - Class B	22 ^
Servicing fees - Class C	3,214
Servicing fees - Class R	1,017
Trustee fees	47
Interest expense	6,709
Miscellaneous expense	4
Total Expenses	106,878

Net Investment Income	39,460

Net Realized Gain (Loss):
Investments in securities	(57,321)
Investments in Affiliates	(368)
Exchange-traded or centrally cleared financial derivative instruments	(244,806)
Over the counter financial derivative instruments	516,986
Foreign currency	(26,100)
Net Realized Gain	188,391

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	59,606
Investments in Affiliates	31
Exchange-traded or centrally cleared financial derivative instruments	(32,538)
Over the counter financial derivative instruments	112,809
Foreign currency assets and liabilities	(2,303)
Net Change in Unrealized Appreciation	137,605
Net Gain	325,996

Net Increase in Net Assets Resulting from Operations	$365,456

* Foreign tax withholdings	$115

^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.

20	PIMCO REAL RETURN FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Real Return Fund

(Amounts in thousands†)	Year Ended March 31, 2015	Year Ended March 31, 2014
(Decrease) in Net Assets from:

Operations:
Net investment income	$39,460	$276,364
Net realized gain (loss)	188,391	(162,874)
Net change in unrealized appreciation (depreciation)	137,605	(1,899,223)
Net increase (decrease) in net assets resulting from operations	365,456	(1,785,733)

Distributions to Shareholders:
From net investment income
Institutional Class	(275,088)	(32,780)
Class P	(31,257)	(4,240)
Administrative Class	(32,947)	(4,273)
Class D	(41,195)	(4,591)
Class A	(82,273)	(9,270)
Class B	(208)^	(0)
Class C	(34,069)	(1,764)
Class R	(12,390)	(753)
From net realized capital gains
Institutional Class	(2,279)	(43,291)
Class P	(278)	(4,556)
Administrative Class	(291)	(7,127)
Class D	(372)	(8,439)
Class A	(727)	(17,380)
Class B	(2)^	(66)
Class C	(361)	(9,436)
Class R	(122)	(2,249)
Tax basis return of capital
Institutional Class	0	(62,947)
Class P	0	(8,105)
Administrative Class	0	(8,206)
Class D	0	(8,811)
Class A	0	(17,728)
Class B	0	(0)
Class C	0	(3,362)
Class R	0	(1,446)

Total Distributions	(513,859)	(260,820)

Fund Share Transactions:
Net (decrease) resulting from Fund share transactions**	(1,429,041)	(7,344,137)

Total (Decrease) in Net Assets	(1,577,444)	(9,390,690)

Net Assets:
Beginning of year	15,202,459	24,593,149
End of year*	$13,625,015	$15,202,459

*Including (overdistributed) net investment income of:	$(279,244)	$(12,567)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Class B Shares converted to Class A Shares at the close of business on March 25, 2015, and are no longer available through an exchange from other PIMCO mutual funds.
**	See Note 12 in the Notes to Financial Statements.

ANNUAL REPORT	MARCH 31, 2015	21

Statement of Cash Flows PIMCO Real Return Fund

Year Ended March 31, 2015 (Amounts in thousands)	PIMCO Real Return Fund
Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$365,456

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term securities	(20,768,922)
Proceeds from sales of long-term securities	21,381,591
Purchases of short-term portfolio investments, net	(108,769)
Decrease in deposits with counterparty	28,424
(Increase) in receivable for investments sold	(405,025)
Decrease in interest and dividends receivable	9,884
(Increase) in exchange-traded or centrally cleared derivatives	(268,016)
Decrease in over the counter derivatives	536,358
Increase in payable for investments purchased	193,984
Increase in deposits from counterparty	115,205
(Decrease) in accrued investment advisory fees	(244)
(Decrease) in accrued supervisory and administrative fees	(301)
(Decrease) in accrued distribution fee	(226)
(Decrease) in accrued servicing fee	(167)
Proceeds from short sales transactions, net	312,592
Payments on currency transactions	(28,403)
Increase in other liabilities	19
Net Realized (Gain) Loss
Investments in securities	57,321
Investments in Affiliates	368
Exchange-traded or centrally cleared financial derivative instruments	244,806
Over the counter financial derivative instruments	(516,986)
Foreign currency	26,100
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(59,606)
Investments in Affiliates	(31)
Exchange-traded or centrally cleared financial derivative instruments	32,538
Over the counter financial derivative instruments	(112,809)
Foreign currency assets and liabilities	2,303
Net amortization (accretion) on investments	163,568
Net cash provided by operating activities	1,201,012

Cash flows (used for) financing activities:
Proceeds from shares sold	4,506,759
Payments on shares redeemed	(6,417,177)
Increase in overdraft due to custodian	509
Cash dividend paid*	(46,925)
Proceeds from reverse repurchase agreements	23,078,934
Payments on reverse repurchase agreements	(22,248,180)
Proceeds from sale-buyback transactions	14,490,059
Payments on sale-buyback transactions	(14,554,810)
Proceeds from deposits from counterparty	153,338
Payments on deposits from counterparty	(150,155)
Net cash (used for) financing activities	(1,187,648)

Net Increase in Cash and Foreign Currency	13,364

Cash and Foreign Currency:
Beginning of year	10,150
End of year	$23,514
* Reinvestment of distributions	$467,247

Supplemental disclosure of cash flow information:
Interest expense paid during the year	$9,526

22	PIMCO REAL RETURN FUND	See Accompanying Notes

Schedule of Investments PIMCO Real Return Fund

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.4%

BANK LOAN OBLIGATIONS 0.0%
HCA, Inc.
2.678% due 05/02/2016		$4,800	$4,800

Total Bank Loan Obligations (Cost $4,786)			4,800

CORPORATE BONDS & NOTES 4.3%

BANKING & FINANCE 2.7%
Allstate Life Global Funding Trusts
1.135% due 11/25/2016		2,500	2,498
Ally Financial, Inc.
2.500% due 03/15/2017 (d)		32,100	31,673
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (c)		800	872
Banco Popolare SC
3.500% due 03/14/2019	EUR	8,400	9,570
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (c)		300	376
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$10,000	10,150
Banco Santander S.A.
6.250% due 09/11/2021 (c)	EUR	3,500	3,789
Bank of America N.A.
0.676% due 05/08/2017		$4,800	4,794
Barclays Bank PLC
2.010% due 12/21/2020	MXN	40,000	2,557
7.625% due 11/21/2022		$4,000	4,690
7.750% due 04/10/2023		2,000	2,220
Barclays PLC
6.500% due 09/15/2019 (c)	EUR	200	222
8.000% due 12/15/2020 (c)		3,000	3,601
Bear Stearns Cos. LLC
7.250% due 02/01/2018		$10,850	12,498
BNP Paribas S.A.
0.716% due 05/07/2017		103,000	103,175
BPCE S.A.
4.625% due 07/11/2024		14,600	15,010
Corp. Andina de Fomento
3.950% due 10/15/2021 (b)	MXN	110,367	7,078
Credit Agricole S.A.
0.842% due 06/02/2017		$3,700	3,703
7.500% due 06/23/2026 (c)	GBP	422	643
Eksportfinans ASA
0.890% due 06/16/2015	JPY	100,000	835
2.000% due 09/15/2015		$9,100	9,126
2.375% due 05/25/2016		3,600	3,622
2.875% due 11/16/2016	CHF	400	424
5.500% due 05/25/2016		$1,000	1,040

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 06/26/2017		$4,750	$5,071
Export-Import Bank of India
2.423% due 03/30/2016		1,100	1,109
HBOS PLC
0.724% due 03/21/2017	EUR	1,500	1,609
International Lease Finance Corp.
6.750% due 09/01/2016		$1,800	1,917
7.125% due 09/01/2018		21,600	24,300
Intesa Sanpaolo SpA
2.375% due 01/13/2017		300	304
3.125% due 01/15/2016		24,200	24,534
3.625% due 08/12/2015		5,000	5,047
JPMorgan Chase & Co.
0.806% due 04/25/2018		17,550	17,547
Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^		4,500	652
Lloyds Banking Group PLC
7.625% due 06/27/2023 (c)	GBP	4,165	6,600
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	1,000	933
Navient Corp.
1.135% due 11/01/2016		$2,975	2,923
Nova Ljubljanska Banka d.d.
2.875% due 07/03/2017	EUR	600	648
Novo Banco S.A.
5.875% due 11/09/2015		700	760
Qatari Diar Finance Co.
5.000% due 07/21/2020		$500	564
Rabobank Group
0.586% due 04/28/2017		32,300	32,316
8.375% due 07/26/2016 (c)		2,400	2,565
8.400% due 06/29/2017 (c)		500	555
Sberbank of Russia Via SB Capital S.A.
4.950% due 02/07/2017		700	685
5.499% due 07/07/2015		1,000	1,003
Turkiye Garanti Bankasi A/S
2.757% due 04/20/2016		500	500

			366,308

INDUSTRIALS 0.9%
Altice S.A.
7.250% due 05/15/2022	EUR	3,100	3,486
California Resources Corp.
5.000% due 01/15/2020 (f)		$22,900	20,782
6.000% due 11/15/2024		16,800	14,805
Chesapeake Energy Corp.
3.503% due 04/15/2019		3,900	3,763
CSN Islands Corp.
6.875% due 09/21/2019		600	540

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	23

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Gold Fields Orogen Holding BVI Ltd.
4.875% due 10/07/2020		$200	$178
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	17,900	13,473
Masco Corp.
5.850% due 03/15/2017		$4,300	4,612
Noble Group Ltd.
4.875% due 08/05/2015		6,800	6,808
Numericable SFR S.A.S.
4.875% due 05/15/2019		4,900	4,894
Pearson Dollar Finance PLC
6.250% due 05/06/2018		19,200	21,497
Tate & Lyle International Finance PLC
6.625% due 06/15/2016		3,500	3,728
Telefonica Emisiones S.A.U.
0.915% due 06/23/2017		23,400	23,354
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		2,934	3,470
Veolia Environnement S.A.
1.750% due 06/17/2015	EUR	1,592	1,719

			127,109

UTILITIES 0.7%
Dynegy Finance, Inc.
6.750% due 11/01/2019		$13,800	14,300
Electricite de France S.A.
0.717% due 01/20/2017		27,800	27,857
1.150% due 01/20/2017		7,600	7,630
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		2,500	2,583
Petrobras Global Finance BV
1.881% due 05/20/2016		4,200	3,980
2.393% due 01/15/2019		1,200	1,042
2.631% due 03/17/2017		1,900	1,753
2.750% due 01/15/2018	EUR	2,000	1,943
3.000% due 01/15/2019		$900	779
3.151% due 03/17/2020		3,000	2,595
3.250% due 03/17/2017		3,200	2,960
3.250% due 04/01/2019	EUR	500	480
3.875% due 01/27/2016		$200	197
4.375% due 05/20/2023		1,800	1,544
4.875% due 03/17/2020		3,500	3,152
5.375% due 01/27/2021		7,142	6,513
5.750% due 01/20/2020		1,300	1,212
5.875% due 03/07/2022	EUR	600	631
6.250% due 12/14/2026	GBP	1,000	1,286
6.625% due 01/16/2034		100	125
7.250% due 03/17/2044		$100	94
7.875% due 03/15/2019		6,000	6,141
Qtel International Finance Ltd.
4.750% due 02/16/2021		200	221

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 10/19/2025	$1,000	$1,113

		90,131

Total Corporate Bonds & Notes (Cost $598,930)		583,548

U.S. GOVERNMENT AGENCIES 0.4%
Fannie Mae
0.234% due 07/25/2037	1,166	1,132
0.274% due 01/25/2021	2	2
0.304% due 03/25/2036	434	417
0.454% due 04/25/2035	15	15
0.524% due 07/25/2037 - 05/25/2042	352	353
0.614% due 05/25/2036	355	356
0.619% due 02/25/2037	1,621	1,628
1.321% due 06/01/2043 - 09/01/2044	774	793
1.328% due 10/01/2044	847	868
1.466% due 04/01/2032	27	29
1.525% due 02/01/2032	6	6
1.654% due 04/01/2027	63	66
1.840% due 11/01/2033	36	37
1.892% due 10/01/2033	3	3
2.001% due 02/01/2034	27	28
2.031% due 04/01/2033	385	408
2.129% due 05/01/2035	302	321
2.194% due 05/25/2035	43	45
2.280% due 09/01/2034	30	32
2.355% due 05/01/2036	47	51
2.771% due 04/01/2035	139	148
4.360% due 12/01/2036	125	133
4.520% due 09/01/2034	84	90
6.500% due 06/25/2028	53	60
Freddie Mac
0.214% due 12/25/2036	842	839
0.434% due 08/25/2031	303	297
0.445% due 01/15/2037	19	19
0.454% due 09/25/2031	737	692
1.314% due 02/25/2045	1,291	1,325
1.521% due 07/25/2044	269	274
1.986% due 09/01/2036	198	210
2.091% due 07/01/2036	179	189
2.150% due 10/01/2036	76	81
2.310% due 06/01/2033	256	270
2.343% due 01/01/2034	298	319
2.540% due 01/01/2034	328	350
4.500% due 07/15/2020	1,333	1,408
6.500% due 01/25/2028	24	27
7.000% due 10/15/2030	60	69
Ginnie Mae
0.575% due 06/16/2031 - 03/16/2032	51	51
0.992% due 01/20/2060	36,663	36,989

24	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.625% due 07/20/2035 - 12/20/2035	$900	$932
NCUA Guaranteed Notes
2.650% due 10/29/2020	4,087	4,169
Small Business Administration
5.902% due 02/10/2018	1,493	1,605

Total U.S. Government Agencies (Cost $56,615)		57,136

U.S. TREASURY OBLIGATIONS 96.1%
U.S. Treasury Bonds
2.500% due 02/15/2045 (f)(j)	69,100	68,517
U.S. Treasury Inflation Protected Securities (b)
0.125% due 04/15/2016 (h)(j)	50,880	51,417
0.125% due 01/15/2022 (f)	397,176	401,085
0.125% due 07/15/2022 (f)	1,814,937	1,836,773
0.125% due 01/15/2023 (f)	489,207	491,959
0.375% due 07/15/2023 (f)(h)	704,418	723,404
0.500% due 04/15/2015	15,963	16,003
0.625% due 07/15/2021 (f)	1,424,007	1,494,539
0.625% due 02/15/2043 (j)	75,975	74,740
0.750% due 02/15/2042 (j)	73,905	75,013
0.750% due 02/15/2045	264,533	270,051
1.125% due 01/15/2021	190,925	205,200
1.250% due 07/15/2020 (f)	1,183,245	1,284,190
1.375% due 01/15/2020 (f)	238,414	258,009
1.375% due 02/15/2044	406,209	479,136
1.750% due 01/15/2028	346,754	406,677
1.875% due 07/15/2015 (h)(j)	213,538	216,975
1.875% due 07/15/2019 (h)(j)	12,676	13,992
2.000% due 01/15/2026	393,803	467,457
2.125% due 01/15/2019 (h)(j)	12,247	13,487
2.125% due 02/15/2040 (j)	67,418	90,266
2.125% due 02/15/2041 (j)	7,472	10,102
2.375% due 01/15/2025	503,738	611,648
2.375% due 01/15/2027	436,726	539,766
2.500% due 07/15/2016	356,842	374,990
2.625% due 07/15/2017 (f)(h)(j)	115,500	125,462
3.625% due 04/15/2028 (f)	785,212	1,110,155
3.875% due 04/15/2029 (f)	936,188	1,377,879

Total U.S. Treasury Obligations (Cost $12,777,506)		13,088,892

MORTGAGE-BACKED SECURITIES 2.8%
Adjustable Rate Mortgage Trust
2.740% due 08/25/2035	1,987	1,972

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.823% due 10/25/2035 ^		$1,803	$1,636
American Home Mortgage Assets Trust
0.364% due 05/25/2046 ^		828	599
0.384% due 10/25/2046		11,312	7,963
American Home Mortgage Investment Trust
1.878% due 09/25/2045		1,528	1,480
Arran Residential Mortgages Funding PLC
1.497% due 11/19/2047	EUR	6,274	6,786
Banc of America Commercial Mortgage Trust
5.492% due 02/10/2051		$530	565
5.575% due 06/10/2049		10,000	10,682
5.597% due 04/10/2049		307	308
5.727% due 05/10/2045		12,525	12,898
5.754% due 02/10/2051		7,540	8,197
Banc of America Funding Ltd.
0.431% due 10/03/2039		5,933	5,850
Banc of America Funding Trust
2.868% due 01/20/2047 ^		490	412
5.753% due 10/25/2036 ^		440	357
5.837% due 01/25/2037 ^		367	296
5.888% due 04/25/2037 ^		286	249
Banc of America Mortgage Trust
2.642% due 07/25/2035 ^		1,690	1,573
2.878% due 12/25/2034		1,262	1,289
Banc of America Re-REMIC Trust
5.649% due 02/17/2051		6,029	6,335
BCAP LLC Trust
0.344% due 01/25/2037 ^		2,718	2,174
5.419% due 03/26/2037		3,088	3,043
Bear Stearns Adjustable Rate Mortgage Trust
2.160% due 08/25/2035		2,495	2,524
2.486% due 02/25/2036 ^		630	524
2.515% due 03/25/2035		1,947	1,956
2.679% due 01/25/2034		1,304	1,306
2.687% due 10/25/2035		2,244	2,234
2.722% due 01/25/2034		456	470
2.731% due 05/25/2047 ^		2,538	2,205
2.749% due 11/25/2030		135	129
2.797% due 02/25/2034		1,700	1,669
3.015% due 11/25/2034		266	268
Bear Stearns ALT-A Trust
2.494% due 08/25/2036 ^		597	433
2.528% due 08/25/2036 ^		625	398
2.651% due 09/25/2035		170	146
2.671% due 05/25/2035		116	114
2.718% due 11/25/2036		1,971	1,530
Bear Stearns Commercial Mortgage Securities Trust
5.656% due 06/11/2040		379	384
Chase Mortgage Finance Trust
2.524% due 02/25/2037		211	211
2.526% due 02/25/2037		148	150
4.709% due 12/25/2035 ^		1,933	1,865

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	25

Schedule of Investments PIMCO Real Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ChaseFlex Trust
0.674% due 06/25/2035	$461	$334
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.354% due 07/25/2036	704	630
Citigroup Mortgage Loan Trust, Inc.
1.930% due 09/25/2035	793	773
2.230% due 09/25/2035	2,562	2,584
2.280% due 09/25/2035	2,667	2,678
2.417% due 07/25/2046 ^	2,106	1,839
2.510% due 10/25/2035	397	395
2.530% due 05/25/2035	831	825
2.570% due 10/25/2035 ^	768	763
2.622% due 03/25/2034	288	286
2.715% due 09/25/2037 ^	782	704
5.201% due 08/25/2035	1,128	1,105
CitiMortgage Alternative Loan Trust
5.500% due 07/25/2036 ^	1,832	1,841
Commercial Mortgage Trust
3.156% due 07/10/2046	8,130	8,176
Countrywide Alternative Loan Trust
0.344% due 01/25/2037 ^	589	561
0.356% due 02/20/2047	152	115
0.371% due 12/20/2046	9,162	6,909
0.386% due 07/20/2046 ^	8,564	6,198
0.496% due 11/20/2035	1,195	995
0.874% due 10/25/2035 ^	296	247
1.128% due 12/25/2035	2,236	1,854
2.587% due 02/25/2037 ^	7,164	6,381
5.500% due 10/25/2033	1,359	1,397
6.000% due 10/25/2032	1	1
6.000% due 01/25/2037 ^	3,921	3,462
6.000% due 02/25/2037 ^	138	109
6.500% due 08/25/2032	1,016	1,063
Countrywide Home Loan Mortgage Pass-Through Trust
0.464% due 04/25/2035	871	777
2.320% due 11/20/2034	512	484
2.349% due 04/20/2035	291	292
2.368% due 01/20/2035	197	191
2.408% due 11/25/2034	27	26
2.481% due 04/20/2036 ^	418	346
2.542% due 01/20/2035	309	312
2.549% due 03/25/2037 ^	500	403
2.570% due 04/25/2035 ^	1,008	915
2.576% due 02/25/2047 ^	533	447
4.946% due 02/20/2036 ^	258	228
5.500% due 11/25/2035 ^	370	361
5.500% due 04/25/2038	1,119	1,138
Countrywide Home Loan Reperforming REMIC Trust
0.514% due 06/25/2035	3,475	3,072
Credit Suisse Commercial Mortgage Trust
5.383% due 02/15/2040	1,220	1,285
5.467% due 09/15/2039	329	345

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Credit Suisse First Boston Mortgage Securities Corp.
2.244% due 07/25/2033		$30	$29
2.361% due 04/25/2034		181	181
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^		596	325
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		285	186
Deco UK PLC
0.724% due 01/27/2020	GBP	1,100	1,582
Deutsche ALT-A Securities, Inc.
5.012% due 10/25/2035		$412	353
Deutsche Mortgage Securities, Inc. Re-REMIC Trust Certificates
5.329% due 06/26/2035		1,045	1,045
First Horizon Alternative Mortgage Securities Trust
2.196% due 09/25/2034		580	569
2.219% due 06/25/2034		999	982
6.250% due 08/25/2037 ^		453	369
First Horizon Mortgage Pass-Through Trust
2.610% due 08/25/2035		1,975	1,816
Granite Mortgages PLC
0.657% due 01/20/2044		149	149
Greenpoint Mortgage Funding Trust
0.614% due 06/25/2045		74	63
Greenwich Capital Commercial Funding Corp.
5.444% due 03/10/2039		700	739
GSR Mortgage Loan Trust
2.599% due 05/25/2035		1,606	1,493
2.670% due 09/25/2035		701	700
2.672% due 11/25/2035		1,797	1,759
2.685% due 04/25/2035		170	166
4.801% due 11/25/2035 ^		2,020	1,832
4.968% due 11/25/2035		168	162
HarborView Mortgage Loan Trust
0.363% due 07/21/2036		1,202	974
0.398% due 05/19/2035		15	12
0.418% due 03/19/2036		1,400	1,025
0.428% due 01/19/2036		2,896	2,011
0.488% due 11/19/2035		1,821	1,536
0.516% due 06/20/2035		439	417
2.320% due 04/19/2034		284	282
2.558% due 01/19/2035		1,270	1,270
HomeBanc Mortgage Trust
0.444% due 10/25/2035		3,342	2,987
2.182% due 04/25/2037 ^		1,471	889
Impac CMB Trust
1.071% due 10/25/2033		350	339
Indus Eclipse PLC
0.735% due 01/25/2020	GBP	28	40
IndyMac Mortgage Loan Trust
0.374% due 06/25/2047		$3,533	2,717

26	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.474% due 11/25/2035 ^	$325	$198
0.474% due 06/25/2037 ^	504	282
2.523% due 12/25/2034	211	193
2.528% due 10/25/2034	913	879
2.579% due 01/25/2036 ^	433	361
2.751% due 11/25/2035 ^	106	95
4.304% due 06/25/2036	590	558
4.507% due 08/25/2035	390	330
4.507% due 08/25/2035 ^	310	263
4.544% due 09/25/2035 ^	40	1
4.649% due 10/25/2035	321	272
4.756% due 11/25/2035 ^	816	765
4.850% due 08/25/2036	921	902
JPMorgan Chase Commercial Mortgage Securities Trust
5.336% due 05/15/2047	13,041	13,746
5.794% due 02/12/2051	1,208	1,306
JPMorgan Mortgage Trust
2.348% due 06/25/2036	81	75
2.393% due 10/25/2035 ^	277	229
2.407% due 08/25/2035	1,044	1,034
2.540% due 07/25/2035	188	189
2.548% due 08/25/2035	55	55
2.579% due 07/25/2035	358	357
2.591% due 04/25/2035	118	119
3.882% due 06/25/2035	85	84
4.967% due 11/25/2035	718	685
5.162% due 07/25/2035	1,397	1,388
LB-UBS Commercial Mortgage Trust
5.424% due 02/15/2040	5,425	5,773
5.866% due 09/15/2045	10,870	11,957
Luminent Mortgage Trust
0.354% due 12/25/2036 ^	1,698	1,341
MASTR Adjustable Rate Mortgages Trust
0.384% due 04/25/2046	3,115	2,370
2.166% due 12/25/2033	2,083	2,095
2.484% due 12/25/2033	96	95
2.667% due 11/21/2034	1,073	1,096
MASTR Alternative Loan Trust
0.574% due 03/25/2036	1,176	299
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.875% due 11/15/2031	210	207
0.915% due 09/15/2030	94	93
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.615% due 12/15/2030	327	314
0.655% due 06/15/2030	176	169
1.035% due 08/15/2032	466	444
2.610% due 10/20/2029	126	128
Merrill Lynch Mortgage Investors Trust
0.384% due 02/25/2036	849	781
0.424% due 11/25/2035	1,786	1,694
0.895% due 03/25/2030	96	92

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.030% due 11/25/2029	$60	$58
1.172% due 10/25/2035	1,427	1,362
1.582% due 10/25/2035	3,111	3,030
2.216% due 02/25/2033	2,071	1,983
2.226% due 12/25/2034	1,070	1,086
2.350% due 10/25/2035	916	927
2.379% due 02/25/2034	2,644	2,662
2.464% due 02/25/2035	941	927
5.025% due 09/25/2035 ^	394	360
5.324% due 05/25/2036	1,273	1,254
5.389% due 12/25/2035	301	278
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.700% due 09/12/2049	4,437	4,761
Morgan Stanley Capital Trust
5.909% due 06/11/2049	2,826	3,072
Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047	401	309
Morgan Stanley Re-REMIC Trust
5.796% due 08/15/2045	4,291	4,597
New York Mortgage Trust
2.878% due 05/25/2036 ^	582	531
Nomura Asset Acceptance Corp.
4.062% due 02/25/2036 ^	243	203
5.820% due 03/25/2047	629	637
6.138% due 03/25/2047	582	590
Provident Funding Mortgage Loan Trust
2.507% due 08/25/2033	1,283	1,331
2.519% due 04/25/2034	54	55
RBSSP Resecuritization Trust
2.194% due 12/26/2036	945	950
Residential Accredit Loans, Inc. Trust
0.354% due 06/25/2046	4,041	1,827
0.454% due 12/25/2045	2,121	1,539
0.474% due 08/25/2035	161	126
1.481% due 09/25/2045	223	190
3.395% due 09/25/2035 ^	562	459
6.000% due 10/25/2034	138	146
Residential Asset Securitization Trust
0.574% due 01/25/2046 ^	106	56
5.000% due 08/25/2019	161	165
5.500% due 06/25/2033	332	345
6.250% due 10/25/2036 ^	1,511	1,265
Salomon Brothers Mortgage Securities, Inc.
6.500% due 09/25/2033	991	997
Sequoia Mortgage Trust
0.376% due 07/20/2036	2,967	2,780
0.878% due 10/19/2026	75	74
0.909% due 05/20/2034	1,316	1,264
0.936% due 10/20/2027	94	89
0.976% due 10/20/2027	172	169
1.076% due 12/20/2032	192	186

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	27

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	534	$573
Structured Adjustable Rate Mortgage Loan Trust
0.494% due 10/25/2035		$1,371	1,186
1.528% due 01/25/2035		38	31
1.878% due 10/25/2037 ^		432	290
2.423% due 04/25/2034		22	22
2.490% due 09/25/2035		1,772	1,583
2.537% due 08/25/2035		248	233
2.538% due 11/25/2035 ^		372	296
2.545% due 02/25/2034		663	661
2.557% due 09/25/2036 ^		1,173	755
2.694% due 09/25/2034		42	43
5.009% due 05/25/2036 ^		1,197	1,111
Structured Asset Mortgage Investments Trust
0.294% due 08/25/2036		8,254	6,487
0.304% due 03/25/2037		289	219
0.364% due 07/25/2046		8,055	6,456
0.384% due 04/25/2036		1,465	1,076
0.384% due 05/25/2046		5,719	4,297
0.428% due 07/19/2035		1,713	1,624
0.484% due 12/25/2035		507	390
0.838% due 09/19/2032		352	343
0.838% due 10/19/2034		9	9
0.878% due 03/19/2034		413	400
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.458% due 01/25/2034		90	89
Structured Asset Securities Corp. Trust
5.500% due 05/25/2035		338	348
TBW Mortgage-Backed Trust
5.970% due 09/25/2036		1,230	240
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045		50	47
WaMu Mortgage Pass-Through Certificates Trust
0.434% due 11/25/2045		5,929	5,484
0.464% due 10/25/2045		4,846	4,480
0.514% due 01/25/2045		2,000	1,896
0.588% due 10/25/2044		623	581
0.724% due 07/25/2044		3,099	2,907
0.828% due 03/25/2047 ^		8,842	6,982
0.898% due 05/25/2047		1,242	1,067
0.941% due 12/25/2046		4,656	3,773
1.108% due 06/25/2046		158	148
1.128% due 02/25/2046		1,163	1,105
1.328% due 11/25/2042		2	2
1.528% due 06/25/2042		232	225
1.782% due 01/25/2037 ^		2,630	2,251
1.937% due 04/25/2037 ^		1,756	1,532
1.948% due 02/27/2034		1,542	1,504
2.011% due 12/25/2036 ^		1,666	1,464
2.151% due 02/25/2037 ^		4,375	3,675
2.154% due 03/25/2033		4,221	4,237
2.340% due 12/25/2035		92	88

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.361% due 05/25/2037 ^	$3,451	$2,847
2.392% due 12/25/2035	1,038	960
2.393% due 09/25/2035	3,958	3,843
2.441% due 03/25/2034	171	172
2.441% due 03/25/2035	251	252
2.444% due 06/25/2033	116	117
5.883% due 08/25/2046 ^	4,882	4,430
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041	1	1
Washington Mutual Mortgage Pass-Through Certificates Trust
1.098% due 05/25/2046	2,501	1,906
Wells Fargo Mortgage-Backed Securities Trust
2.599% due 04/25/2036	547	531
2.601% due 03/25/2035	653	659
2.610% due 10/25/2035	356	358
2.615% due 01/25/2035	2,031	2,028
2.615% due 06/25/2035	235	234
2.615% due 03/25/2036	3,986	3,844
2.617% due 04/25/2036	950	948
2.618% due 01/25/2035	703	689
5.031% due 03/25/2036	341	338
5.237% due 10/25/2035	2,040	2,025
5.500% due 05/25/2022	428	436
6.000% due 08/25/2036	2,922	2,910

Total Mortgage-Backed Securities (Cost $343,824)		382,718

ASSET-BACKED SECURITIES 2.0%
Access Group, Inc.
1.556% due 10/27/2025	12,718	12,746
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.794% due 05/25/2035	1,800	1,415
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.534% due 10/25/2035	3,300	3,137
Asset-Backed Funding Certificates Trust
0.874% due 06/25/2034	2,777	2,610
Babson CLO Ltd.
0.506% due 11/10/2019	1,803	1,798
Bear Stearns Asset-Backed Securities Trust
0.281% due 11/25/2036	550	537
0.834% due 10/25/2032	2	2
1.174% due 10/25/2037	1,076	1,012
BlackRock Senior Income
0.497% due 04/20/2019	889	882
Carrington Mortgage Loan Trust
0.494% due 10/25/2035	14	14
Citigroup Mortgage Loan Trust, Inc.
0.394% due 08/25/2036	1,250	1,088

28	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates
0.354% due 06/25/2037		$118	$118
0.421% due 04/25/2036		1,239	1,231
Countrywide Asset-Backed Certificates Trust
0.324% due 02/25/2037		2,719	2,571
0.774% due 08/25/2035		327	323
0.791% due 08/25/2035		1,325	1,240
0.954% due 11/25/2034		1,183	1,146
Dryden Leveraged Loan CDO
0.328% due 08/08/2022	EUR	776	830
Equity One Mortgage Pass-Through Trust
0.474% due 04/25/2034		$152	127
First Alliance Mortgage Loan Trust
0.168% due 12/20/2027		7	7
First Franklin Mortgage Loan Trust
0.654% due 05/25/2035		1,100	1,024
GSAMP Trust
0.544% due 03/25/2047		3,000	2,000
HSI Asset Securitization Corp. Trust
0.444% due 02/25/2036		2,300	2,000
Lehman XS Trust
0.971% due 10/25/2035		1,280	1,198
Long Beach Mortgage Loan Trust
0.969% due 02/25/2035		805	785
Magi Funding PLC
0.429% due 04/11/2021	EUR	2,507	2,691
Merrill Lynch Mortgage Investors Trust
0.254% due 09/25/2037		$137	53
0.294% due 02/25/2037		165	78
Morgan Stanley ABS Capital, Inc. Trust
0.484% due 12/25/2035		1,469	1,329
0.974% due 07/25/2037		267	260
Morgan Stanley Dean Witter Capital, Inc. Trust
1.524% due 02/25/2033		1,211	1,160
Morgan Stanley Home Equity Loan Trust
0.879% due 12/25/2034		500	501
Morgan Stanley Mortgage Loan Trust
5.750% due 04/25/2037 ^		209	163
6.000% due 07/25/2047 ^		258	210
Mountain View Funding CLO Ltd.
0.513% due 04/15/2019		583	580
MSIM Peconic Bay Ltd.
0.537% due 07/20/2019		199	198
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.149% due 10/25/2034		1,892	1,877
1.164% due 09/25/2034		977	922
Popular ABS Mortgage Pass-Through Trust
0.264% due 06/25/2047 ^		8	8
Renaissance Home Equity Loan Trust
0.674% due 12/25/2033		678	662

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Residential Asset Mortgage Products Trust
0.344% due 05/25/2036		$165	$163
0.354% due 10/25/2036		17,677	17,450
Residential Asset Securities Corp. Trust
1.119% due 04/25/2035		7,481	6,519
SLM Private Education Loan Trust
3.425% due 05/16/2044		4,366	4,626
SLM Student Loan Trust
0.297% due 06/17/2024	EUR	1,182	1,248
0.336% due 04/26/2021		$27	27
1.156% due 07/25/2023		10,582	10,775
1.756% due 04/25/2023		149,541	153,485
Soundview Home Loan Trust
0.314% due 12/25/2036		639	630
South Carolina Student Loan Corp.
1.012% due 03/02/2020		13,274	13,317
Structured Asset Investment Loan Trust
0.534% due 10/25/2035		824	811
Structured Asset Securities Corp. Mortgage Loan Trust
1.672% due 04/25/2035		330	316
Symphony CLO LP
1.352% due 01/09/2023		3,600	3,586
Wood Street CLO BV
0.339% due 03/29/2021	EUR	1,324	1,412

Total Asset-Backed Securities (Cost $257,467)			264,898

SOVEREIGN ISSUES 17.0%
Autonomous Community of Catalonia
4.950% due 02/11/2020		11,800	14,570
Brazil Notas do Tesouro Nacional
6.000% due 05/15/2015	BRL	15,833	4,995
6.000% due 08/15/2024		2,855	872
10.000% due 01/01/2021		31,350	8,716
Colombian TES
3.000% due 03/25/2033 (b)	COP	52,558,438	17,806
Export-Import Bank of Korea
4.000% due 01/29/2021		$2,700	2,936
4.125% due 09/09/2015		3,100	3,146
5.125% due 06/29/2020		3,300	3,783
France Government Bond
0.250% due 07/25/2018 (b)	EUR	111,674	126,307
0.250% due 07/25/2024 (b)		50,599	60,481
0.700% due 07/25/2030 (b)		3,645	4,851
1.600% due 07/25/2015 (b)		23,495	25,817
Italy Buoni Poliennali Del Tesoro
1.700% due 09/15/2018 (b)		50,256	58,522
2.100% due 09/15/2016 (b)		3,944	4,439
2.100% due 09/15/2017 (b)		30,715	35,446
2.250% due 04/22/2017 (b)		43,326	48,676

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	29

Schedule of Investments PIMCO Real Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.350% due 09/15/2019 (b)	EUR	8,265	$10,030
2.350% due 09/15/2024 (b)		106,078	139,461
2.550% due 10/22/2016 (b)		79,077	88,540
2.550% due 09/15/2041 (b)		10,781	17,194
3.100% due 09/15/2026 (b)		3,334	4,817
5.000% due 09/01/2040		1,900	3,241
5.500% due 11/01/2022		4,100	5,848
Japan Government International Bond
0.100% due 03/10/2024 (b)	JPY	5,110,000	45,707
Korea Development Bank
4.375% due 08/10/2015		$600	608
Mexico Government International Bond
4.000% due 11/15/2040 (b)	MXN	30,865	2,224
4.000% due 11/08/2046 (b)		603,242	44,079
4.500% due 12/04/2025 (b)		2,894,783	217,185
4.500% due 11/22/2035 (b)		705,559	54,552
4.750% due 06/14/2018		334,727	21,983
New South Wales Treasury Corp.
2.500% due 11/20/2035	AUD	15,289	15,298
New Zealand Government Bond
2.000% due 09/20/2025	NZD	87,437	67,104
3.000% due 09/20/2030		18,812	16,349
5.500% due 04/15/2023		25,400	22,035
Province of Ontario
3.450% due 06/02/2045	CAD	50,700	45,066
Republic of Germany
0.750% due 04/15/2018 (b)	EUR	105,560	119,833
1.500% due 04/15/2016 (b)		46,358	51,175
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	1,140,000	6,331
4.500% due 07/03/2017		480,000	2,680
5.000% due 08/22/2016		1,130,000	6,527
5.250% due 02/01/2016		10,100	58
Slovenia Government International Bond
4.125% due 02/18/2019		$3,200	3,392
4.375% due 01/18/2021	EUR	6,600	8,565
4.700% due 11/01/2016		29,900	34,514
4.750% due 05/10/2018		$9,400	10,094
Spain Government International Bond
1.000% due 11/30/2030	EUR	17,758	21,175
3.800% due 04/30/2024		72,900	96,298
5.400% due 01/31/2023		192,800	275,948
United Kingdom Gilt
0.125% due 03/22/2024 (b)	GBP	248,598	409,446
0.125% due 03/22/2058 (b)		13,727	31,158

Total Sovereign Issues (Cost $2,574,745)			2,319,878

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%
Ally Financial, Inc.
7.000% due 04/30/2015 (c)		5,000	$5,132
GMAC Capital Trust
8.125% due 02/15/2040		500,000	13,125

Total Preferred Securities (Cost $17,203)			18,257

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 2.7%

CERTIFICATES OF DEPOSIT 0.7%
Banco Bilbao Vizcaya Argentaria S.A.
1.007% due 10/23/2015		$250	250
1.082% due 05/16/2016		92,750	92,362
China Construction Bank Corp.
1.700% due 04/16/2015		2,300	2,300
Intesa Sanpaolo SpA
1.650% due 04/07/2015		150	150

			95,062

REPURCHASE AGREEMENTS (e) 0.0%
			2,681

GREECE TREASURY BILLS 0.5%
2.026% due 04/14/2015	EUR	64,300	69,089

MEXICO TREASURY BILLS 1.4%
2.986% due 05/14/2015	MXN	2,964,000	193,640

U.S. TREASURY BILLS 0.1%
0.021% due 04/09/2015 - 06/25/2015 (a)(f)(h)(j)		$11,862	11,862

Total Short-Term Instruments (Cost $394,115)			372,334

Total Investments in Securities (Cost $17,025,191)			17,092,461

		SHARES
INVESTMENTS IN AFFILIATES 3.2%

SHORT-TERM INSTRUMENTS 3.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%
PIMCO Short-Term Floating NAV Portfolio		1,246	13

30	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2015

	SHARES	MARKET VALUE (000S)
PIMCO Short-Term Floating NAV Portfolio III	43,526,506	$431,652

Total Short-Term Instruments (Cost $431,628)		431,665

Total Investments in Affiliates (Cost $431,628)		431,665

Total Investments 128.6% (Cost $17,456,819)		$17,524,126

SHARES	MARKET VALUE (000S)
Financial Derivative Instruments (g)(i) 0.4% (Cost or Premiums, net $(29,524))	$46,672

Other Assets and Liabilities, net (29.0%)	(3,945,783)

Net Assets 100.0%	$13,625,015

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Principal amount of security is adjusted for inflation.
(c)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

(d)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$32,100	$31,673	0.23%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
SSB	0.000%	03/31/2015	04/01/2015	$2,681	Freddie Mac 2.080% due 10/17/2022	$(2,737)	$2,681	$2,681

Total Repurchase Agreements						$(2,737)	$2,681	$2,681

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(0.250%)	02/27/2015	02/26/2017	$(16,193)	$(16,189)
BOS	0.230%	02/02/2015	04/17/2015	(40,572)	(40,587)
	0.230%	02/04/2015	04/28/2015	(2,970)	(2,971)
	0.350%	03/19/2015	04/02/2015	(150,122)	(150,141)
BSN	0.200%	09/09/2014	09/09/2015	(129,227)	(129,374)
	0.210%	02/11/2015	04/10/2015	(8,246)	(8,248)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	31

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
	0.210%	02/26/2015	04/13/2015	$(16,570)	$(16,573)
	0.230%	01/14/2015	04/14/2015	(67,568)	(67,601)
	0.230%	02/27/2015	05/26/2015	(251,664)	(251,717)
	0.230%	03/09/2015	04/09/2015	(5,197)	(5,198)
	0.230%	03/27/2015	04/09/2015	(23,633)	(23,633)
	0.240%	03/05/2015	06/05/2015	(91,245)	(91,261)
	0.290%	03/24/2015	04/24/2015	(35,976)	(35,978)
GRE	0.220%	02/26/2015	04/13/2015	(69,900)	(69,915)
	0.300%	03/17/2015	04/17/2015	(47,216)	(47,222)
	0.350%	03/20/2015	04/06/2015	(8,107)	(8,108)
IND	0.200%	01/13/2015	04/13/2015	(373,118)	(373,279)
	0.200%	02/23/2015	04/23/2015	(36,871)	(36,878)
	0.210%	02/20/2015	04/07/2015	(35,424)	(35,432)
	0.230%	01/20/2015	07/14/2015	(45,795)	(45,816)
	0.240%	01/15/2015	07/15/2015	(142,124)	(142,196)
	0.260%	03/23/2015	04/23/2015	(71,324)	(71,329)
JPS	0.230%	02/27/2015	05/27/2015	(2,702)	(2,703)
	0.260%	03/13/2015	05/13/2015	(225,281)	(225,312)
RDR	0.240%	01/20/2015	04/20/2015	(411,000)	(411,195)
	0.240%	02/02/2015	04/16/2015	(275,625)	(275,732)
	0.250%	01/27/2015	04/27/2015	(240,615)	(240,722)

Total Reverse Repurchase Agreements					$(2,825,310)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed (2)	Payable for Sale-Buyback Transactions (3)
BCY	0.330%	03/18/2015	04/09/2015	$(11,936)	$(11,941)
BPG	0.220%	01/26/2015	04/24/2015	(44,535)	(44,479)
	0.290%	03/20/2015	04/22/2015	(5,105)	(5,109)
GSC	0.190%	03/17/2015	04/15/2015	(45,084)	(45,133)
MSC	0.210%	01/30/2015	04/10/2015	(2,180)	(2,178)
	0.220%	01/16/2015	04/09/2015	(29,783)	(29,765)
	0.230%	01/20/2015	04/08/2015	(61,136)	(61,107)
	0.230%	01/23/2015	04/14/2015	(35,339)	(35,348)
	0.230%	01/29/2015	04/14/2015	(22,680)	(22,660)
	0.230%	02/05/2015	04/13/2015	(26,454)	(26,434)
	0.230%	02/27/2015	04/27/2015	(4,323)	(4,329)
	0.230%	03/23/2015	04/07/2015	(17,933)	(17,942)
TDM	0.210%	02/18/2015	04/14/2015	(456,921)	(457,058)
	0.210%	02/26/2015	04/13/2015	(2,192)	(2,191)
	0.250%	03/12/2015	05/12/2015	(264,322)	(264,626)
	0.290%	03/17/2015	04/17/2015	(7,228)	(7,231)

Total Sale-Buyback Transactions					$(1,037,531)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $3,798,165 at a weighted average interest rate of 0.171%.
(3)	Payable for sale-buyback transactions includes $(6) of deferred price drop.

32	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2015

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	3.500%	04/01/2045	$164,000	$(171,246)	$(172,309)
Fannie Mae	3.500%	05/01/2045	135,000	(141,346)	(141,497)

Total Short Sales				$(312,592)	$(313,806)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(f)	Securities with an aggregate market value of $3,873,793 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (4)
Global/Master Repurchase Agreement
BCY	$0	$(16,189)	$0	$(16,189)	$15,921	$(268)
BOS	0	(193,699)	0	(193,699)	192,277	(1,422)
BSN	0	(629,583)	0	(629,583)	629,748	165
GRE	0	(125,245)	0	(125,245)	124,863	(382)
IND	0	(704,930)	0	(704,930)	704,113	(817)
JPS	0	(228,015)	0	(228,015)	228,937	922
RDR	0	(927,649)	0	(927,649)	927,194	(455)
SSB	2,681	0	0	2,681	(2,737)	(56)

Master Securities Forward Transaction Agreement
BCY	0	0	(11,941)	(11,941)	11,659	(282)
BPG	0	0	(49,588)	(49,588)	49,597	9
GSC	0	0	(45,133)	(45,133)	45,127	(6)
MSC	0	0	(199,763)	(199,763)	199,625	(138)
TDM	0	0	(731,106)	(731,106)	726,567	(4,539)

Total Borrowings and Other Financing Transactions	$2,681	$(2,825,310)	$(1,037,531)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
10-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	16	$(54)	$0	$(2)
30-Year Deliverable Interest Rate Swap June Futures	Short	06/2015	305	(2,641)	0	(38)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	33

Schedule of Investments PIMCO Real Return Fund (Cont.)

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	11,697	$(932)	$0	$(295)
90-Day Eurodollar December Futures	Short	12/2016	625	(774)	0	(70)
90-Day Eurodollar June Futures	Short	06/2015	4,579	(279)	0	(57)
90-Day Eurodollar June Futures	Short	06/2016	770	(684)	0	(67)
90-Day Eurodollar March Futures	Short	03/2016	3,582	(1,244)	0	(224)
90-Day Eurodollar September Futures	Short	09/2015	2,506	(270)	0	(63)
90-Day Eurodollar September Futures	Short	09/2016	625	(727)	0	(63)
Brent Crude May Futures	Short	04/2015	671	436	7	0
Euro-Bund 10-Year Bond June Futures	Long	06/2015	468	188	141	(30)
U.S. Treasury 5-Year Note June Futures	Long	06/2015	2,959	3,954	601	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	710	779	222	0

Total Futures Contracts				$(2,248)	$971	$(909)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (2)		Market Value (3)	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR	715,850	$(17,485)	$(39)	$27	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Receive	3-Month CAD-Bank Bill	1.250%	09/18/2017	CAD	91,100	$(475)	$(15)	$6	$0
Receive	3-Month USD-LIBOR	3.000%	12/17/2024	$	241,500	(23,532)	(4,040)	0	(514)
Receive	3-Month USD-LIBOR	2.750%	06/17/2025		607,300	(37,260)	(7,250)	0	(1,264)
Pay	3-Month USD-LIBOR	3.250%	06/17/2045		2,100	390	5	2	0
Receive	6-Month EUR-EURIBOR	2.000%	01/29/2024	EUR	18,500	(2,698)	(2,564)	0	(48)
Receive	6-Month EUR-EURIBOR	1.000%	12/17/2024		7,300	(367)	(352)	0	(23)
Receive	6-Month EUR-EURIBOR	0.750%	09/16/2025		678,100	(11,116)	(1,120)	0	(2,424)
Receive	6-Month GBP-LIBOR	1.250%	06/17/2017	GBP	698,300	(6,539)	(4,865)	43	0
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		518,400	(7,367)	(2,251)	33	0
Receive	6-Month GBP-LIBOR	2.000%	09/16/2025		43,200	(1,695)	285	0	(15)
Receive	6-Month GBP-LIBOR	2.000%	09/16/2045		151,770	(1,651)	(1,146)	219	0
Receive	6-Month JPY-LIBOR	1.000%	03/20/2024	JPY	5,830,000	(2,133)	(337)	59	0
Receive	28-Day MXN-TIIE	4.035%	02/03/2017	MXN	10,131,500	1,856	(675)	0	(249)
Pay	28-Day MXN-TIIE	5.630%	10/11/2021		82,000	3	28	12	0
Pay	28-Day MXN-TIIE	5.660%	11/09/2021		16,010	2	1	2	0

34	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2015

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	28-Day MXN-TIIE	5.670%	11/09/2021	MXN	305,100	$40	$40	$45	$0
Pay	28-Day MXN-TIIE	5.680%	11/09/2021		450,300	76	76	66	0
Pay	28-Day MXN-TIIE	5.560%	11/11/2021		125,500	(39)	(233)	18	0
Pay	28-Day MXN-TIIE	5.750%	12/06/2021		508,100	202	450	74	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029		622,100	1,697	366	138	0

						$(90,606)	$(23,597)	$717	$(4,537)

Total Swap Agreements						$(108,091)	$(23,636)	$744	$(4,537)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(h)	Securities with an aggregate market value of $104,079 and cash of $13,413 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability (4)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$971	$744	$1,715	$ 0	$ (909)	$ (4,553)	$ (5,462)

(4)	Unsettled variation margin liability of $(16) for closed swaps is outstanding at period end.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
AZD	04/2015	$		89,130	NZD	116,659	$0	$(1,916)
	05/2015		NZD	116,659	$	88,839	1,913	0
BOA	04/2015		GBP	94,780		142,926	2,465	(135)
	04/2015	$		4,483	EUR	4,228	63	0
	05/2015		EUR	18,109	$	19,925	445	0
	05/2015		MXN	42,285		2,829	62	0
	05/2015	$		1,665	MXN	24,820	0	(41)
	06/2015		MXN	2,739,013	$	179,419	620	0
BPS	04/2015		BRL	111,449		34,882	0	(38)
	04/2015		EUR	6,290		6,665	0	(98)
	04/2015		GBP	12,782		18,964	3	0
	04/2015		NZD	118,067		88,665	399	0
	04/2015	$		21,609	AUD	27,321	0	(800)
	04/2015			34,094	BRL	111,449	826	0
	05/2015		AUD	27,321	$	21,566	798	0
	05/2015		EUR	19,562		21,224	180	0
	05/2015	$		34,597	BRL	111,449	36	0
	06/2015		COP	44,651,897	$	19,401	2,344	0
BRC	04/2015		BRL	193,085		60,189	0	(310)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	35

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	04/2015		JPY	19,615,062	$	164,831	$1,284	$0
	04/2015	$		61,001	BRL	193,085	0	(502)
	04/2015			344,322	JPY	41,125,088	0	(1,427)
	04/2015			843	MYR	3,082	0	(13)
	05/2015		JPY	41,125,088	$	344,470	1,406	0
	05/2015		MXN	271,894		18,247	458	0
	05/2015	$		1,147	MXN	17,139	0	(25)
CBK	04/2015		AUD	33,860	$	26,300	511	0
	04/2015		BRL	262,332		81,774	0	(422)
	04/2015		CAD	342		271	2	0
	04/2015		EUR	33,226		35,869	142	0
	04/2015		JPY	14,388,229		121,175	1,208	0
	04/2015	$		82,195	BRL	262,332	51	(50)
	04/2015			20,023	EUR	17,669	0	(1,025)
	04/2015			241,820	INR	15,051,375	50	(333)
	05/2015		EUR	6,013	$	6,554	86	0
	05/2015		MXN	5,293,514		356,197	9,960	0
	05/2015	$		5,453	MXN	81,836	21	(120)
DUB	04/2015		BRL	152,509	$	46,596	0	(1,189)
	04/2015	$		47,540	BRL	152,509	245	0
	05/2015		MXN	123,193	$	8,200	139	0
	05/2015	$		46,222	BRL	152,509	1,170	0
FBF	04/2015		BRL	113,589	$	34,680	0	(911)
	04/2015	$		35,408	BRL	113,589	183	0
	05/2015		KRW	58,750,510	$	53,296	414	0
	05/2015		MXN	107,338		6,903	0	(120)
	05/2015	$		828	MXN	12,374	0	(18)
	07/2015		BRL	719,120	$	256,234	36,976	0
GLM	04/2015			361,407		113,116	0	(122)
	04/2015		EUR	1,639,182		1,863,314	101,005	(222)
	04/2015		GBP	23,426		35,699	949	0
	04/2015		INR	4,307,900		68,783	0	(348)
	04/2015	$		112,658	BRL	361,407	581	0
	04/2015			12,784	EUR	11,604	0	(307)
	04/2015			6,897	GBP	4,571	0	(116)
	05/2015		MXN	53,381	$	3,549	56	0
	05/2015	$		112,182	BRL	361,407	125	0
	05/2015			68,358	INR	4,307,900	334	0
HUS	05/2015		MXN	371,920	$	24,640	305	0
	05/2015	$		576	MXN	8,902	9	(1)
JPM	04/2015		BRL	558,605	$	174,080	0	(946)
	04/2015		EUR	43,999		46,881	0	(429)
	04/2015		JPY	10,377,200		86,712	188	0
	04/2015	$		4,997	AUD	6,539	0	(16)
	04/2015			189,393	BRL	558,605	0	(14,367)
	04/2015			23,473	CAD	29,721	0	(7)
	04/2015			30,986	EUR	28,339	116	(631)
	04/2015			13,988	MXN	205,846	0	(507)
	05/2015			21,941	BRL	71,133	164	0
	07/2015		BRL	253,471	$	90,187	12,905	0
	07/2015	$		25,752	PLN	96,708	0	(331)
	04/2016		BRL	335,067	$	100,500	5,890	0
MSB	04/2015			488,654		177,363	24,255	0
	04/2015	$		152,046	BRL	488,654	1,153	(92)
	04/2015			4,229	EUR	3,723	0	(226)
	05/2015		MXN	537,517	$	35,563	394	0
NGF	05/2015	$		44,800	MXN	684,834	34	(26)
RBC	04/2015		CAD	80,557	$	64,609	1,006	0
	04/2015	$		478,388	GBP	322,229	0	(394)

36	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2015

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received		Unrealized Appreciation/ (Depreciation)
							Asset	Liability
	05/2015		GBP	322,229	$	478,291	$403	$0
SCX	04/2015	$		27,347	JPY	3,255,403	0	(204)
	05/2015		JPY	3,255,403	$	27,360	203	0
SOG	04/2015	$		40,887	CAD	51,178	0	(480)
	04/2015			3,046	INR	191,231	23	0
	04/2015			1,042	NZD	1,408	10	0
	05/2015		CAD	51,178	$	40,868	478	0
TOR	04/2015		BRL	150,884		47,019	0	(257)
	04/2015	$		47,034	BRL	150,884	242	0
	05/2015			46,634		150,884	253	0
UAG	04/2015		GBP	216,510	$	334,666	13,495	0
	04/2015		INR	7,727,395		123,244	0	(761)
	04/2015	$		1,820,693	EUR	1,657,134	0	(38,859)
	04/2015			35,121	INR	2,191,674	50	0
	05/2015		EUR	1,657,134	$	1,821,497	38,869	0
	05/2015	$		1,366	GBP	917	0	(6)
	06/2015			144,382	INR	9,181,717	1,062	0

Total Forward Foreign Currency Contracts							$269,017	$(69,148)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.795%	05/29/2015	$ 394,700	$5,815	$2,069
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	651,800	1,043	769
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.683%	12/11/2017	89,600	12,544	9,340

							$19,402	$12,178

Total Purchased Options							$19,402	$12,178

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	$84,900	$(134)	$(3)
BRC	Put - OTC CDX.IG-23 5-Year Index	Sell	1.000%	04/15/2015	12,100	(16)	0

						$(150)	$(3)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Put - OTC EUR versus USD	$	1.099	04/01/2015	EUR	49,011	$(238)	$(1,175)
	Put - OTC EUR versus USD		1.082	04/07/2015		101,400	(563)	(1,259)
	Put - OTC EUR versus USD		1.035	04/16/2015		46,175	(302)	(80)
BRC	Put - OTC EUR versus USD		1.090	04/01/2015		37,200	(206)	(565)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	37

Schedule of Investments PIMCO Real Return Fund (Cont.)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC EUR versus USD	$	1.034	04/16/2015	EUR	31,713	$(200)	$(54)
	Call - OTC USD versus BRL	BRL	2.680	06/29/2015	$	203,321	(4,819)	(37,001)
	Call - OTC USD versus BRL		2.680	07/01/2015		51,130	(1,218)	(9,338)
FBF	Call - OTC USD versus BRL		4.000	03/17/2016		115,600	(4,885)	(4,446)

							$(12,431)	$(53,918)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date (1)	Notional Amount	Premiums (Received)	Market Value
BPS	Floor - OTC YOY CPURNSA Index	233.049	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/01/2018	$20,600	$(177)	$(161)
CBK	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	264,700	(2,362)	(158)
	Floor - OTC CPURNSA Index	217.695	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	34,000	(439)	(21)
DUB	Floor - OTC YOY CPURNSA Index	231.317	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	01/11/2018	50,000	(495)	(471)
JPM	Cap - OTC CPURNSA Index	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	182,300	(1,326)	(513)
	Cap - OTC CPURNSA Index	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	27,400	(190)	(79)
	Floor - OTC YOY CPURNSA Index	234.81	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	149,900	(1,694)	(2,096)

						$(6,683)	$(3,499)

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.295%	05/29/2015	$	394,700	$(6,222)	$(7,916)
GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.750%	09/11/2015	EUR	68,300	(1,836)	(3,374)
	Put - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	1.300%	09/11/2015		68,300	(1,980)	(939)
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	$	651,800	(391)	(243)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016		651,800	(652)	(458)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	12/11/2017		376,400	(12,547)	(9,394)

								$(23,628)	$(22,324)

Total Written Options								$(42,892)	$(79,744)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	2,144	$2,267,314	EUR	390,300	GBP	0	$(19,808)
Sales	6,339	6,751,747		2,892,869		60,830	(75,555)
Closing Buys	(1,180)	(1,823,200)		(261,800)		(60,830)	12,556
Expirations	(4,291)	(3,723,684)		(1,982,970)		0	33,142
Exercised	(3,012)	(201,526)		(636,300)		0	6,773

Balance at End of Period	0	$3,270,651	EUR	402,099	GBP	0	$(42,892)

38	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2015

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (4)	Notional Amount (5)		Premiums Paid/ (Received)	Unrealized (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	RPM International, Inc.	(1.030%	)	03/20/2018	0.412%	$	8,550	$0	$(159)	$0	$(159)
	Trane U.S., Inc.	(0.660%	)	06/20/2015	0.195%		6,000	0	(8)	0	(8)
BRC	Tate & Lyle International Finance PLC	(1.150%	)	06/20/2016	0.134%		3,500	0	(45)	0	(45)
CBK	Intesa Sanpaolo SpA	(1.000%	)	09/20/2015	0.294%		5,000	157	(176)	0	(19)
	Masco Corp.	(1.920%	)	03/20/2017	0.258%		4,300	0	(144)	0	(144)
DUB	Kinder Morgan, Inc.	(1.000%	)	03/20/2016	0.287%		2,500	76	(94)	0	(18)
	Macy’s Retail Holdings, Inc.	(6.950%	)	09/20/2015	0.046%		3,000	0	(106)	0	(106)
MYC	Macy’s Retail Holdings, Inc.	(2.470%	)	09/20/2015	0.047%		10,000	0	(125)	0	(125)
RYL	Springleaf Finance Corp.	(1.820%	)	12/20/2017	1.813%		5,000	0	(4)	0	(4)

								$233	$(861)	$0	$(628)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (4)	Notional Amount (5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%	$	2,200	$(168)	$87	$0	$(81)
	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		8,900	(213)	68	0	(145)
	JPMorgan Chase & Co.	1.000%	12/20/2019	0.581%		10,500	214	(9)	205	0
BRC	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		38,300	(1,049)	427	0	(622)
DUB	JPMorgan Chase & Co.	1.000%	12/20/2019	0.581%		10,200	213	(14)	199	0
GST	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%		13,500	(913)	411	0	(502)
	Greece Government International Bond	1.000%	09/20/2015	43.614%	EUR	15,100	(650)	(2,153)	0	(2,803)
	Greece Government International Bond	1.000%	12/20/2015	52.966%		4,000	(193)	(1,021)	0	(1,214)
	Greece Government International Bond	1.000%	09/20/2015	67.390%	$	9,500	(300)	(2,076)	0	(2,376)
	Greece Government International Bond	1.000%	12/20/2015	66.327%		5,900	(271)	(1,722)	0	(1,993)
	Greece Government International Bond	1.000%	12/20/2016	42.746%		1,800	(135)	(571)	0	(706)
	Sberbank of Russia Via SB Capital S.A.	1.000%	03/20/2016	5.236%		3,800	(211)	60	0	(151)
HUS	Indonesia Government International Bond	1.000%	12/20/2019	1.369%		7,800	(185)	58	0	(127)
JPM	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%		7,600	(564)	282	0	(282)
MYC	Gazprom OAO Via Gaz Capital S.A.	1.000%	03/20/2016	4.937%		7,300	(573)	302	0	(271)
	Greece Government International Bond	1.000%	06/20/2015	43.611%	EUR	8,300	(385)	(402)	0	(787)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%	$	2,100	(194)	(220)	0	(414)

							$(5,577)	$(6,493)	$404	$(12,474)

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	39

Schedule of Investments PIMCO Real Return Fund (Cont.)

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	15,100	$(117)	$2,133	$2,016	$0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/10/2019	EUR	8,300	5	17	22	0
	Receive	3-Month USD-CPURNSA Index	2.500%	07/15/2022	$	50,000	330	(5,197)	0	(4,867)
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	11,600	(20)	1,889	1,869	0
	Pay	1-Month GBP-UKRPI	3.328%	01/12/2045		3,800	45	(71)	0	(26)
BPS	Pay	1-Month GBP-UKRPI	3.125%	12/15/2024		1,500	0	76	76	0
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019	EUR	14,900	3	(169)	0	(166)
	Pay	3-Month USD-CPURNSA Index	1.560%	11/05/2016	$	1,800	0	(38)	0	(38)
	Pay	1-Month GBP-UKRPI	3.550%	12/11/2044	GBP	300	2	46	48	0
BRC	Receive	3-Month USD-CPURNSA Index	1.950%	09/16/2016	$	115,600	0	(3,686)	0	(3,686)
	Receive	3-Month USD-CPURNSA Index	1.908%	04/15/2017		134,600	0	(4,762)	0	(4,762)
	Receive	3-Month USD-CPURNSA Index	2.018%	08/19/2017		209,800	52	(7,587)	0	(7,535)
CBK	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	9,700	(328)	1,623	1,295	0
	Pay	3-Month EUR-EXT-CPI Index	0.750%	12/15/2019	EUR	99,400	63	207	270	0
	Pay	1-Month GBP-UKRPI	2.945%	01/12/2025	GBP	15,500	0	201	201	0
DUB	Receive	3-Month USD-CPURNSA Index	0.070%	12/22/2015	$	3,500	0	(14)	0	(14)
	Receive	3-Month USD-CPURNSA Index	1.940%	10/07/2016		22,700	0	(716)	0	(716)
	Receive	3-Month USD-CPURNSA Index	1.825%	11/29/2016		18,700	(2)	(531)	0	(533)
	Receive	3-Month USD-CPURNSA Index	1.845%	11/29/2016		24,200	0	(704)	0	(704)
	Receive	3-Month USD-CPURNSA Index	2.360%	01/28/2017		37,100	0	(2,029)	0	(2,029)
	Receive	3-Month USD-CPURNSA Index	2.005%	09/06/2017		100,000	0	(3,576)	0	(3,576)
	Pay	3-Month USD-CPURNSA Index	1.725%	03/04/2019		19,500	0	(171)	0	(171)
FBF	Pay	1-Month GBP-UKRPI	3.528%	09/23/2044	GBP	34,600	(106)	5,396	5,290	0
	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044		26,000	(113)	3,584	3,471	0
	Receive	3-Month USD-CPURNSA Index	2.095%	08/29/2017	$	88,700	0	(3,505)	0	(3,505)
	Pay	1-Month GBP-UKRPI	3.100%	12/11/2024	GBP	2,100	34	63	97	0
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044		2,600	(4)	429	425	0
	Pay	1-Month GBP-UKRPI	3.450%	12/15/2044		300	(1)	28	27	0
	Pay	1-Month GBP-UKRPI	3.530%	12/15/2044		2,600	22	358	380	0
GLM	Pay	1-Month GBP-UKRPI	3.125%	12/10/2024		22,100	29	1,085	1,114	0
	Pay	3-Month EUR-EXT-CPI Index	1.050%	09/15/2019	EUR	77,200	(100)	(1,102)	0	(1,202)
	Pay	3-Month EUR-EXT-CPI Index	0.900%	10/15/2019		24,000	(55)	(79)	0	(134)
	Pay	3-Month EUR-EXT-CPI Index	1.000%	10/15/2019		53,000	4	(596)	0	(592)

40	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2015

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	3-Month USD-CPURNSA Index	1.730%	04/15/2016	$	324,700	$(663)	$(8,311)	$0	$(8,974)
	Receive	3-Month USD-CPURNSA Index	2.415%	02/12/2017		98,100	0	(5,473)	0	(5,473)
	Receive	3-Month USD-CPURNSA Index	1.942%	04/15/2017		213,100	0	(7,847)	0	(7,847)
	Receive	3-Month USD-CPURNSA Index	2.175%	10/01/2018		115,800	9	(5,280)	0	(5,271)
	Pay	1-Month GBP-UKRPI	3.140%	01/14/2030	GBP	93,280	0	944	944	0
JPM	Pay	3-Month EUR-EXT-CPI Index	0.700%	12/15/2018	EUR	15,200	(15)	(14)	0	(29)
	Receive	3-Month USD-CPURNSA Index	1.890%	09/06/2016	$	31,700	0	(953)	0	(953)
MYC	Pay	1-Month GBP-UKRPI	3.500%	10/15/2044	GBP	11,500	(68)	1,604	1,536	0
	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	10,700	5	(61)	0	(56)
	Pay	1-Month GBP-UKRPI	3.550%	11/15/2044	GBP	3,000	14	476	490	0
RYL	Receive	3-Month USD-CPURNSA Index	1.935%	10/23/2016	$	66,700	0	(2,101)	0	(2,101)
	Pay	3-Month USD-CPURNSA Index	1.550%	11/05/2016		1,300	0	(27)	0	(27)
	Receive	3-Month USD-CPURNSA Index	2.250%	07/15/2017		411,800	278	(23,803)	0	(23,525)
UAG	Pay	3-Month EUR-EXT-CPI Index	0.910%	11/26/2019	EUR	10,600	7	(62)	0	(55)

							$(690)	$(68,306)	$19,571	$(88,567)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.600%	04/21/2015	EUR	20	$0	$(1)	$0	$(1)
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.025%	04/16/2015		59	0	(81)	0	(81)
	Pay	EUR versus USD 1-Month ATM Implied Volatility	12.450%	04/21/2015		118	0	(113)	0	(113)
MSB	Pay	EUR versus CAD 1-Month ATM Implied Volatility	10.800%	04/21/2015		29	0	5	5	0

							$0	$(190)	$5	$(195)

Total Swap Agreements							$(6,034)	$(75,850)	$19,980	$(101,864)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(j)	Securities with an aggregate market value of $122,980 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
AZD	$1,913	$0	$0	$1,913	$(1,916)	$0	$0	$(1,916)	$(3)	$0	$(3)
BOA	3,655	0	4,112	7,767	(176)	(3)	(5,481)	(5,660)	2,107	(1,460)	647
BPS	4,586	0	124	4,710	(936)	(2,675)	(204)	(3,815)	895	0	895
BRC	3,148	0	0	3,148	(2,277)	(565)	(16,650)	(19,492)	(16,344)	17,622	1,278
CBK	12,031	0	1,766	13,797	(1,950)	(179)	(163)	(2,292)	11,505	(7,380)	4,125
DUB	1,554	2,069	199	3,822	(1,189)	(54,780)	(7,867)	(63,836)	(60,014)	65,353	5,339

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	41

Schedule of Investments PIMCO Real Return Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
FBF	$37,573	$0	$9,690	$47,263	$(1,049)	$(4,446)	$(3,505)	$(9,000)	$38,263	$(40,790)	$(2,527)
GLM	103,050	0	2,058	105,108	(1,115)	(4,313)	(29,493)	(34,921)	70,187	(55,930)	14,257
GST	0	0	0	0	0	0	(9,745)	(9,745)	(9,745)	12,054	2,309
HUS	314	0	0	314	(1)	0	(127)	(128)	186	0	186
JPM	19,263	0	0	19,263	(17,234)	(2,688)	(1,264)	(21,186)	(1,923)	1,478	(445)
MSB	25,802	0	5	25,807	(318)	0	0	(318)	25,489	(25,720)	(231)
MYC	0	10,109	2,026	12,135	0	(10,095)	(1,653)	(11,748)	387	(751)	(364)
NGF	34	0	0	34	(26)	0	0	(26)	8	(810)	(802)
RBC	1,409	0	0	1,409	(394)	0	0	(394)	1,015	(1,160)	(145)
RYL	0	0	0	0	0	0	(25,657)	(25,657)	(25,657)	25,925	268
SCX	203	0	0	203	(204)	0	0	(204)	(1)	0	(1)
SOG	511	0	0	511	(480)	0	0	(480)	31	0	31
TOR	495	0	0	495	(257)	0	0	(257)	238	0	238
UAG	53,476	0	0	53,476	(39,626)	0	(55)	(39,681)	13,795	(13,900)	(105)

Total Over the Counter	$269,017	$12,178	$19,980	$301,175	$(69,148)	$(79,744)	$(101,864)	$(250,756)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$971	$971
Swap Agreements	0	27	0	0	717	744

	$0	$27	$0	$0	$1,688	$1,715

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$269,017	$0	$269,017
Purchased Options	0	0	0	0	12,178	12,178
Swap Agreements	5	404	0	0	19,571	19,980

	$5	$404	$0	$269,017	$31,749	$301,175

	$5	$431	$0	$269,017	$33,437	$302,890

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$909	$909
Swap Agreements	0	0	0	0	4,553	4,553

	$0	$0	$0	$0	$5,462	$5,462

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$69,148	$0	$69,148
Written Options	0	3	0	53,918	25,823	79,744
Swap Agreements	0	13,102	0	195	88,567	101,864

	$0	$13,105	$0	$123,261	$114,390	$250,756

	$0	$13,105	$0	$123,261	$119,852	$256,218

42	PIMCO REAL RETURN FUND	See Accompanying Notes

March 31, 2015

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$898	$0	$0	$0	$2,095	$2,993
Futures	243	0	0	0	(3,543)	(3,300)
Swap Agreements	0	3,892	0	0	(248,391)	(244,499)

	$1,141	$3,892	$0	$0	$(249,839)	$(244,806)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$470,276	$0	$470,276
Purchased Options	0	0	0	0	(17,778)	(17,778)
Written Options	0	3,862	0	11,863	4,179	19,904
Swap Agreements	0	(5,692)	0	801	49,475	44,584

	$0	$(1,830)	$0	$482,940	$35,876	$516,986

	$1,141	$2,062	$0	$482,940	$(213,963)	$272,180

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(915)	$(915)
Futures	0	0	0	0	6,430	6,430
Swap Agreements	0	(372)	0	0	(37,681)	(38,053)

	$0	$(372)	$0	$0	$(32,166)	$(32,538)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$234,515	$0	$234,515
Purchased Options	0	0	0	0	(535)	(535)
Written Options	0	(408)	0	(43,972)	(4,784)	(49,164)
Swap Agreements	0	(6,541)	0	(192)	(65,274)	(72,007)

	$0	$(6,949)	$0	$190,351	$(70,593)	$112,809

	$0	$(7,321)	$0	$190,351	$(102,759)	$80,271

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$4,800	$0	$4,800
Corporate Bonds & Notes
Banking & Finance	0	334,635	31,673	366,308
Industrials	0	123,639	3,470	127,109
Utilities	0	90,131	0	90,131
U.S. Government Agencies	0	57,136	0	57,136
U.S. Treasury Obligations	0	13,088,892	0	13,088,892
Mortgage-Backed Securities	0	370,533	12,185	382,718
Asset-Backed Securities	0	264,898	0	264,898
Sovereign Issues	0	2,319,878	0	2,319,878
Preferred Securities
Banking & Finance	13,125	5,132	0	18,257

See Accompanying Notes	ANNUAL REPORT	MARCH 31, 2015	43

Schedule of Investments PIMCO Real Return Fund (Cont.)

March 31, 2015

Category and Subc 3/4ategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Short-Term Instruments
Certificates of Deposit	$0	$95,062	$0	$95,062
Repurchase Agreements	0	2,681	0	2,681
Greece Treasury Bills	0	69,089	0	69,089
Mexico Treasury Bills	0	193,640	0	193,640
U.S. Treasury Bills	0	11,862	0	11,862

	$13,125	$17,032,008	$47,328	$17,092,461

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$431,665	$0	$0	$431,665

Total Investments	$444,790	$17,032,008	$47,328	$17,524,126

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(313,806)	$0	$(313,806)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	971	744	0	1,715
Over the counter	0	301,175	0	301,175

	$971	$301,919	$0	$302,890

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(909)	(4,537)	0	(5,446)
Over the counter	0	(250,756)	0	(250,756)

	$(909)	$(255,293)	$0	$(256,202)

Totals	$444,852	$16,764,828	$47,328	$17,257,008

There were no significant transfers between Levels 1, 2, or 3 during the period ended March 31, 2015.

44	PIMCO REAL RETURN FUND	See Accompanying Notes

Notes to Financial Statements

March 31, 2015

1. ORGANIZATION

PIMCO Funds (the “Trust”) was established as a Massachusetts business trust on February 19, 1987. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, Class P, Administrative Class, Class D, Class A, Class B, Class C and Class R shares of the PIMCO Real Return Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

On March 25, 2015, PIMCO processed an early conversion of all shares of Class B into shares of Class A. Class B shares were closed to new purchases on November 1, 2009. Shareholders of Class B received Class A shares of equal value to their outstanding shares of Class B as of March 25, 2015. The conversion was tax-free and shareholders did not have to pay sales loads, commissions, or transaction fees related to the conversion.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation/depreciation on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain/loss on investments on the Statement of Operations. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from underlying funds are recorded as dividend income. Long-term capital gain distributions received from underlying funds are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed

ANNUAL REPORT	MARCH 31, 2015	45

Notes to Financial Statements (Cont.)

from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Fund is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and net changes in unrealized gain or loss from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract (see financial derivative instruments). Realized foreign exchange gains or losses arising from sales of spot foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain or loss on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains and losses arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation or depreciation on foreign currency assets and liabilities on the Statement of Operations.

(c) Multiclass Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative value of settled shares. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees.

(d) Dividends and Distributions to Shareholders  Dividends from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of characterization differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions and contingent debt instruments. As a result, income dividends and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

46	PIMCO REAL RETURN FUND

March 31, 2015

Distributions classified as a tax basis return of capital, if any, are reflected on the accompanying Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed net investment income, accumulated undistributed/overdistributed net realized gains or losses and/or paid in capital to more appropriately conform financial accounting to tax characterizations of dividend distributions.

(e) Statement of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a statement of cash flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the enterprise’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the enterprise had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements or sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. The Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(f) New Accounting Pronouncements  In June 2013, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2013-08, providing updated guidance for assessing whether an entity is an investment company and for the measurement of noncontrolling ownership interests in other investment companies. This update became effective for interim or annual periods beginning on or after December 15, 2013. The Fund has adopted the ASU as it follows the investment company reporting requirements under U.S. GAAP. The implementation of the ASU did not have an impact on the Fund’s financial statements.

In June 2014, the FASB issued an ASU, ASU 2014-11, that expanded secured borrowing accounting for certain repurchase agreements. The ASU also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. The ASU became effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The Net Asset Value (“NAV”) of the Fund’s shares is valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange (“NYSE”) is open (each a “Business Day”). Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

For purposes of calculating the NAV, portfolio securities and other financial derivative instruments are valued on each Business Day using valuation methods as adopted by the Board of Trustees (the “Board”) of the Trust. The Board has formed a Valuation Committee whose function is to monitor the valuation of portfolio securities and other financial derivative instruments and, as required by the

ANNUAL REPORT	MARCH 31, 2015	47

Notes to Financial Statements (Cont.)

Trust’s valuation policies, determine in good faith the fair market value of portfolio holdings after consideration of all relevant factors, including recommendations provided by the Adviser. The Board has delegated responsibility for applying the valuation methods to the Adviser. The Adviser monitors the continual appropriateness of methods applied and determines if adjustments should be made in light of market factor changes and events affecting issuers.

Where market quotes are readily available, fair market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales or closing prices are reported, equity securities are generally valued at the mean of the last available bid and ask quotations on the exchange or market on which the security is primarily traded, or use other information based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Where market quotes are not readily available, portfolio securities and other financial derivative instruments are valued at fair market value, as determined in good faith by the Board, its Valuation Committee, or the Adviser pursuant to instructions from the Board or its Valuation Committee. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or financial derivative instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or financial derivative instruments and for determining whether the value of the applicable securities or financial derivative instruments should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other financial derivative instruments that may require fair valuation under particular circumstances. The Adviser monitors the continual appropriateness of fair valuation methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Adviser determines that a fair valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will take any appropriate action in accordance with procedures set forth by the Board. The Board reviews the appropriateness of the valuation methods from time to time and these methods may be amended or supplemented from time to time by the Valuation Committee.

In circumstances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or other financial derivative instruments cannot be valued pursuant to the established guidelines, the value of the security or other financial derivative instrument will be determined in good faith by the Valuation Committee of the Board, generally based upon recommendations provided by PIMCO. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold or settled.

48	PIMCO REAL RETURN FUND

March 31, 2015

(b) Fair Value Hierarchy  U.S. GAAP describes fair market value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

■	Level 1—Inputs using (unadjusted) quoted prices in active markets or exchanges for identical assets and liabilities.

■

Level 2—Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

■

Level 3—Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers in and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The end of period timing recognition is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair market value  The valuation methods (or “techniques”) and significant inputs used in determining the fair market values of portfolio securities or financial derivative instruments categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service

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Notes to Financial Statements (Cont.)

providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, exchange-traded funds, exchange-traded notes and financial derivative instruments, such as futures contracts or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing service providers. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted. Investments in privately held investment funds with significant restrictions on redemption where the inputs to the NAVs are observable will be valued based upon the NAVs of such investments and are categorized as Level 2 of the fair value hierarchy.

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Short-term investments having a maturity of 60 days or less and repurchase agreements are generally valued at amortized cost which approximates fair market value. These investments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued by independent pricing service providers. Depending on the product and the terms of the transaction, financial derivative instruments can be valued by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange. For centrally cleared credit default swaps the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 of the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, securities will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities

Inflation-Indexed Bonds  The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans, or assignments of all or a portion of loans from third parties, or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The

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Notes to Financial Statements (Cont.)

Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from lenders it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. As of March 31, 2015, the Fund had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  The Fund may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may

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exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Restricted Securities  The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding at March 31, 2015 are disclosed in the Notes to Schedule of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  The Fund may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest paying securities.

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Notes to Financial Statements (Cont.)

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

(b) Investments in Affiliates

The Fund may invest in the PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and series of the PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, and other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory or Supervisory and Administrative Fees to PIMCO. The Central Funds are considered to be affiliated with the Fund. The table below shows the Fund’s transactions in and earnings from investments in the Central Funds for the period ended March 31, 2015 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$122	$0	$(109)	$0	$0	$13	$0	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

Investments in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2014	Purchases at Cost	Proceeds from Sales	Net Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Market Value 03/31/2015	Dividend Income	Realized Net Capital Gain Distributions
$66,208	$4,878,951	$(4,513,170)	$(368)	$31	$431,652	$452	$0
†	A zero balance may reflect actual amounts rounding to less than one thousand.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location and fair value amounts of these instruments are described

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below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  The Fund may engage in repurchase agreements. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian or designated subcustodians under tri-party repurchase agreements. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  The Fund may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions.

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Notes to Financial Statements (Cont.)

(d) Short Sales  The Fund may enter into short sales transactions. A short sale is a transaction in which the Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statement of Assets and Liabilities. The Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Fund uses financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized gains and losses on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  The Fund may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. Realized gains or losses are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  The Fund may enter into futures contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the

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variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed.

Inflation-Capped Options  The Fund may write or purchase inflation-capped options to enhance returns or for hedging opportunities. When the Fund writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. When the Fund purchases an inflation-capped option, the Fund pays a premium which is recorded as an asset and subsequently marked to market to reflect the current value of the option. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Credit Default Swaptions  The Fund may write or purchase credit default swaption agreements to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specified date in the future. The

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Notes to Financial Statements (Cont.)

writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Foreign Currency Options  The Fund may write or purchase foreign currency options. Purchasing foreign currency options gives the Fund the right, but not the obligation to buy or sell the currency with specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

(d) Swap Agreements  The Fund may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation/(depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statement of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

For purposes of applying the Fund’s investment policies and restrictions, swap agreements are generally valued by the Fund at market value. In the case of a credit default swap (see below), however, in applying certain of the Fund’s investment policies and restrictions the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value reflects the Fund’s actual economic exposure

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during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into these agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Agreements  Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the trade agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a

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Notes to Financial Statements (Cont.)

default or other credit. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). The Fund may use credit default swaps on corporate or sovereign issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values

60	PIMCO REAL RETURN FUND

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of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL RISKS

In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Fund may be subject to, please see the Important Information About the Fund.

Market Risks  The Fund’s investments in financial derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and the Fund may lose money if these changes are not anticipated by Fund management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. is experiencing historically low interest rates. This, combined with recent economic recovery and the end of the Fed’s quantitative easing program in October 2014, may increase the probability of an upward interest rate environment in the near future. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause the Fund to lose value. If the Fund lost enough value, the Fund could face increased redemptions by shareholders, which could further impair its performance.

If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may

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decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit and Counterparty Risks  The Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. The Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Adviser, minimizes counterparty risks to the Fund through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to the Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. The Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to the Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once the Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  The Fund may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used. Securities and cash pledged as collateral are reflected as assets in the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits due from Counterparties (cash). Cash collateral received is not typically held in a segregated account and as such is reflected as a liability in the Statement of Assets and Liabilities as Deposits due to Counterparties. The market value of any securities received as collateral is not reflected as a component of net asset value. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addendums govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the Commodity Futures Trading Commission (CFTC), or the applicable regulator. In the United States, counterparty risk is significantly reduced as creditors of a futures broker cannot have a claim to Fund assets in the segregated account. Additionally, portability of exposure in the event of a default scenario further reduces risk to the Fund. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives. The market value or accumulated unrealized appreciation or depreciation, initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern OTC derivative transactions entered into by the Fund

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with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate of 0.25%.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Supervisory and Administrative Fees for all classes are charged at an annual rate as noted in the following table:

Supervisory and Administrative Fee
Institutional Class	Class P	Administrative Class	Class D	A, B, C and R Classes
0.20%	0.30%	0.20%	0.35%	0.35%

(c) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class B, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class B, Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for each of Class B and Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class B, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Class D shares of the Fund pursuant to Rule 12b-1 under the Act (the “Class D Plan”). Under the terms of the Class D

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Notes to Financial Statements (Cont.)

Plan, the Fund is permitted to compensate the Distributor out of the assets attributable to the Class D shares of the Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of the Fund’s Class D shares for providing, or procuring through financial intermediaries, distribution, shareholder services, and/or maintenance of shareholder accounts with respect to Class D shareholders of the Fund, some of which may be deemed to be primarily intended to result in the sale of Class D shares.

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as set forth in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate
	Distribution Fee	Servicing Fee
Class A	—	0.25%
Class B	0.75%	0.25%
Class C	0.50%	0.25%
Class R	0.25%	0.25%

	Distribution and/or Servicing Fee
Administrative Class	0.25%
Class D	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Government Money Market and PIMCO Money Market Funds, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. For the period ended March 31, 2015, the Distributor received $7,683,848 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expense; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (v) extraordinary expense, including costs of litigation and indemnification expenses; and (vi) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class as disclosed in the Prospectus for the reasons set forth above.

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Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $145,000, plus $15,000 for each Board of Trustees meeting attended in person, $750 ($2,000 in the case of the audit committee chair with respect to audit committee meetings) for each committee meeting attended and $1,500 for each Board of Trustees meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $15,000 and each other committee chair receives an additional annual retainer of $2,250.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets except PIMCO All Asset Fund, PIMCO All Asset All Authority Fund, PIMCO Short-Term Floating NAV Portfolio and PIMCO Short-Term Floating NAV Portfolio III. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees payable to these parties are disclosed in Note 8 and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended March 31, 2015, the Fund engaged in purchases and sales of securities pursuant to Rule 17a-7 of the Act (amounts in thousands):

Purchases	Sales
$1,864,715	$1,522,800

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover involves

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Notes to Financial Statements (Cont.)

correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended March 31, 2015, were as follows (amounts in thousands):

U.S. Government/Agency		All Other
Purchases	Sales	Purchases	Sales
$17,422,792	$19,397,669	$3,334,441	$1,829,646

12. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.0001 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands):

	Year Ended 03/31/2015		Year Ended 03/31/2014
	Shares	Amount	Shares	Amount

Receipts for shares sold
Institutional Class	219,305	$2,499,143	179,826	$2,049,224
Class P	42,741	487,897	31,238	358,232
Administrative Class	31,250	353,267	36,015	409,946
Class D	31,424	355,985	36,681	420,481
Class A	56,539 ^	642,750 ^	47,513	544,119
Class B	2	22	16	186
Class C	4,105	46,501	7,457	87,027
Class R	10,117	114,711	11,162	127,086

Issued as reinvestment of distributions
Institutional Class	23,350	259,138	11,539	129,990
Class P	2,213	24,475	884	9,993
Administrative Class	2,947	32,662	1,703	19,156
Class D	3,719	41,198	1,922	21,633
Class A	6,544	72,573	3,464	38,977
Class B	18	197	6	62
Class C	2,279	25,142	948	10,592
Class R	1,074	11,862	374	4,185

Cost of shares redeemed
Institutional Class	(264,137)	(2,980,267)	(363,161)	(4,120,741)
Class P	(35,740)	(403,646)	(119,715)	(1,360,970)
Administrative Class	(59,852)	(680,305)	(69,114)	(787,351)
Class D	(47,466)	(537,808)	(123,389)	(1,405,103)
Class A	(106,650)	(1,211,420)	(205,748)	(2,337,385)
Class B	(959)^	(10,736)^	(620)	(7,072)
Class C	(38,994)	(441,916)	(117,404)	(1,332,546)
Class R	(11,536)	(130,466)	(19,696)	(223,858)
Net increase (decrease) resulting from Fund share transactions	(127,707)	$(1,429,041)	(648,099)	$(7,344,137)
^	At the NYSE Close on March 25, 2015, 595 Class B shares in the amount of $6,624 converted into Class A shares of the Fund.

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13. REGULATORY AND LITIGATION MATTERS

The Fund is not engaged in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

14. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of March 31, 2015, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ending in 2012-2014, no examinations are in progress or anticipated at this time. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of March 31, 2015, the components of distributable taxable earnings are as follows (amounts in thousands):

PIMCO Real Return Fund
Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation) (1)	Other Book-to-Tax Accounting Differences (2)	Accumulated Capital Losses (3)	Qualified Late-Year Loss Deferral— Capital (4)	Qualified Late-Year Loss Deferral— Ordinary (5)
$31,365	$—	$(284,342)	$(16,618)	$(145,667)	$—	$—
(1)

Adjusted for open wash sale loss deferrals and the accelerated recognition of unrealized gain or loss on certain futures and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain (loss) on swap contracts, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and convertible preferred securities.

(2)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, namely for straddle loss deferrals and distributions payable at fiscal year-end.

(3)	Capital losses available to offset future net capital gains expire in varying amounts in the years shown below.
(4)	Capital losses realized during the period November 1, 2014 through March 31, 2015 which the Fund elected to defer to the following taxable year pursuant to income tax regulations.
(5)

Specified losses realized during the period November 1, 2014 through March 31, 2015 and Ordinary losses realized during the period January 1, 2015 through March 31, 2015, which the Fund elected to defer to the following taxable year pursuant to income tax regulations.

Under the Regulated Investment Company Act of 2010, a Fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of March 31, 2015, the Fund had the following post-effective capital losses with no expiration:

	Short-Term	Long-Term
PIMCO Real Return Fund	$15,733	$129,934

ANNUAL REPORT	MARCH 31, 2015	69

Notes to Financial Statements (Cont.)

March 31, 2015

As of March 31, 2015, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation) (6)
PIMCO Real Return Fund	$17,665,129	$241,844	$(382,847)	$(141,003)
(6)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation-protected securities (TIPS), sale/buyback transactions, Lehman securities, and convertible preferred securities for federal income tax purposes.

For the fiscal years ended March 31, 2015 and March 31, 2014, respectively, the Fund made the following tax basis distributions (amounts in thousands):

PIMCO Real Return Fund
March 31, 2015			March 31, 2014
Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)	Ordinary Income Distributions (7)	Long-Term Capital Gain Distributions	Return of Capital (8)
$513,859	$—	$—	$62,253	$88,154	$110,414
(7)	Includes short-term capital gains, if any, distributed.
(8)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

70	PIMCO REAL RETURN FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Real Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of PIMCO Real Return Fund (one series of PIMCO Funds, hereinafter referred to as the “Fund”) at March 31, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Kansas City, Missouri

May 26, 2015

ANNUAL REPORT	MARCH 31, 2015	71

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	IND	Crédit Agricole Corporate and Investment Bank S.A.
BCY	Barclays Capital, Inc.	JPM	JPMorgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	JPMorgan Securities, Inc.
BOS	Banc of America Securities LLC	MSB	Morgan Stanley Bank, N.A.
BPG	BNP Paribas Securities Corp.	MSC	Morgan Stanley & Co., Inc.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services, Inc.
BRC	Barclays Bank PLC	NGF	Nomura Global Financial Products, Inc.
BSN	Bank of Nova Scotia	RBC	Royal Bank of Canada
CBK	Citibank N.A.	RDR	RBC Dain Rausher, Inc.
DUB	Deutsche Bank AG	RYL	Royal Bank of Scotland Group PLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank
GLM	Goldman Sachs Bank USA	SOG	Societe Generale
GRE	RBS Securities, Inc.	SSB	State Street Bank and Trust Co.
GSC	Goldman Sachs & Co.	TDM	TD Securities (USA) LLC
GST	Goldman Sachs International	TOR	Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
COP	Colombian Peso	NZD	New Zealand Dollar
EUR	Euro	PLN	Polish Zloty
GBP	British Pound	USD (or $)	United States Dollar
INR	Indian Rupee

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
CDX.IG	Credit Derivatives Index — Investment Grade	EXT-CPI	Excluding Tobacco-Non-revised Consumer Price Index
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index

Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	REMIC	Real Estate Mortgage Investment Conduit
CDO	Collateralized Debt Obligation	TBD	To Be Determined
CLO	Collateralized Loan Obligation	TIIE	Tasa de Interés Interbancaria de Equilibrio
EURIBOR	Euro Interbank Offered Rate	YOY	Year-Over-Year
LIBOR	London Interbank Offered Rate

72	PIMCO REAL RETURN FUND

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of dividend received deduction, qualified dividend income, qualified interest income, and qualified short-term capital gain.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Fund’s fiscal 2015 ordinary income dividends that qualifies for the corporate dividend received deduction is set forth below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended March 31, 2015 are designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended March 31, 2015 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s)	Qualified Short-Term Capital Gain (000s)
PIMCO Real Return Fund	0.27%	0.27%	$509,427	$4,432

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Fund. In January 2016, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2015.

ANNUAL REPORT	MARCH 31, 2015	73

Management of the Trust

The chart below identifies the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.

The Fund’s Statement of Additional Information includes more information about the Trustees and Officers. To request a free copy, call PIMCO at (888) 87-PIMCO or visit the Fund’s website at www.pimco.com/investments.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[2]
Brent R. Harris (1959) Chairman of the Board and Trustee	02/1992 to present	Managing Director and member of Executive Committee, PIMCO.	172	Chairman and Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, and PIMCO Equity Series VIT; Director, StocksPLUS® Management, Inc.; and member of Board of Governors, Investment Company Institute.
Douglas M. Hodge (1957) Trustee	02/2010 to present	Managing Director and Chief Executive Officer, PIMCO. Formerly, Chief Operating Officer. Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company; Formerly, Executive Advisor, Toyota Financial Services; CEO, Toyota Financial Services.	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
E. Philip Cannon (1940) Trustee	05/2000 to present	Private Investor; Formerly, President, Houston Zoo.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Trustee, Allianz Funds (formerly, PIMCO Funds: Multi-Manager Series).
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Managing Director, Dunbar Partners, LLC (business consulting and investments).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
J. Michael Hagan (1939) Trustee	05/2000 to present	Private Investor and Business Advisor (primarily to manufacturing companies).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	172	Trustee, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Ronald C. Parker (1951) Trustee	07/2009 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation. Formerly President, Chief Executive Officer, Hampton Affiliates (forestry products).	153	Trustee, PIMCO Variable Insurance Trust and PIMCO ETF Trust.

*	The information for the individuals listed is as of March 31, 2015. Messrs. Borst, Kennedy and McCarthy and Ms. Dunbar became Trustees of the Trust effective April 20, 2015.
[1]	Trustees serve until their successors are duly elected and qualified.
[2]	Mr. Harris and Mr. Hodge are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.

74	PIMCO REAL RETURN FUND

(Unaudited)

Executive Officers

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Peter G. Strelow (1970) President	01/2015 to Present Senior Vice President 11/2013 to 01/2015	Managing Director, PIMCO. President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. President and Principal Executive Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
David C. Flattum (1964) Chief Legal Officer	11/2006 to Present	Managing Director and General Counsel, PIMCO. Chief Legal Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Managing Director, Chief Operating Officer and General Counsel, Allianz Asset Management of America L.P.
Jennifer E. Durham (1970) Chief Compliance Officer	07/2004 to Present	Managing Director and Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Brent R. Harris (1959) Senior Vice President	01/2015 to Present President 03/2009 to 01/2015	Managing Director and current member of Executive Committee, PIMCO. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Douglas M. Hodge (1957) Senior Vice President	05/2010 to Present	Managing Director, Chief Executive Officer, PIMCO (since 2/14); Chief Operating Officer, PIMCO (7/09 - 2/14); Member of Executive Committee and Head of PIMCO’s Asia Pacific region. Member Global Executive Committee, Allianz Asset Management. Senior Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Kevin M. Broadwater (1964) Vice President - Senior Counsel	05/2012 to Present	Executive Vice President and Deputy General Counsel, PIMCO. Vice President - Senior Counsel, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Joshua D. Ratner (1976) Vice President - Senior Counsel, Secretary	11/2013 to Present Assistant Secretary 10/2007 to 01/2011	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President - Senior Counsel, Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, Secretary and Chief Legal Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Ryan G. Leshaw (1980) Assistant Secretary	05/2012 to Present	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Associate, Willkie Farr & Gallagher LLP.
Stacie D. Anctil (1969) Vice President	05/2015 to Present Assistant Treasurer 11/2003 to 05/2015	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
William G. Galipeau (1974) Vice President	11/2013 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Treasurer and Principal Financial & Accounting Officer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds. Formerly, Vice President, Fidelity Investments.
Eric D. Johnson (1970) Vice President	05/2011 to Present	Executive Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Henrik P. Larsen (1970) Vice President	02/1999 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Greggory S. Wolf (1970) Vice President	05/2011 to Present	Senior Vice President, PIMCO. Vice President, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Trent W. Walker (1974) Treasurer	11/2013 to Present Assistant Treasurer 05/2007 to 11/2013	Senior Vice President, PIMCO. Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Assistant Treasurer, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Erik C. Brown (1967) Assistant Treasurer	02/2001 to Present	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Vice President, PIMCO Managed Accounts Trust and PIMCO Closed-End Funds.
Jason J. Nagler (1982) Assistant Treasurer	05/2015 to Present	Vice President, PIMCO. Assistant Treasurer, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

*	The term “PIMCO Closed-End Funds” as used herein includes: PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Credit Income Fund, PIMCO Dynamic Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO High Income Fund, PIMCO Income Opportunity Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.

ANNUAL REPORT	MARCH 31, 2015	75

Results of Proxy Voting

(Unaudited)

A special meeting of shareholders of the series of the Trust was held on April 20, 2015. The special meeting was held for the purpose of electing six (6) Trustees to the Trust’s Board of Trustees. Shareholders of all series of the Trust voted together on the proposal, and elected the following six (6) Trustees at the special meeting:

■	George E. Borst

■	Jennifer Holden Dunbar

■	Douglas M. Hodge

■	Gary F. Kennedy

■	Peter B. McCarthy

■	Ronald C. Parker

The results of the proxy solicitation on the preceding matter were as follows:

PIMCO FUNDS

Trustee Nominee	For*	Withheld*
George E. Borst	40,204,798,054	999,827,540
Jennifer Holden Dunbar	40,154,042,956	1,050,582,638
Douglas M. Hodge	33,602,979,754	7,601,645,840
Gary F. Kennedy	40,197,481,810	1,007,143,784
Peter B. McCarthy	40,231,575,901	973,049,693
Ronald C. Parker	40,216,305,187	988,320,407

*	Certain series of the Trust’s shares were held by PIMCO-advised funds or accounts for which PIMCO had discretionary authority to vote proxies. Accordingly, PIMCO voted such shares in proportion to the votes of all other Trust shareholders voting on the proposal.

76	PIMCO REAL RETURN FUND

Privacy Policy1

(Unaudited)

The Funds2,3 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment advisers (“Advisers”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

Respecting Your Privacy

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

Sharing Information with Third Parties

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

Sharing Information with Affiliates

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Advisers, distributors or their affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder,

ANNUAL REPORT	MARCH 31, 2015	77

Privacy Policy1 (Cont.)

(Unaudited)

information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

Information Collected from Websites

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address.

You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly.

Changes to the Privacy Policy

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Effective as of September 5, 2014.

2 PIMCO Investments LLC (“PI”) serves as the Funds’ distributor. This Privacy Policy applies to the activities of PI to the extent that PI regularly effects or engages in transactions with or for a Fund shareholder who is the record owner of such shares. For purposes of this Privacy Policy, references to “the Funds” shall include PI when acting in this capacity.

3 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

78	PIMCO REAL RETURN FUND

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

Boston Financial Data Services

Institutional Class, Class P, Administrative Class, Class D

330 W. 9th Street, 5th Floor

Kansas City, MO 64105

Boston Financial Data Services

Class A, Class C, Class R

P.O. Box 55060

Boston, MA 02205-5060

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO Funds.

PF3015AR_033115

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a)	The Board of Trustees has determined that Ronald C. Parker, who serves on the Board’s audit committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Parker is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a) Fiscal Year Ended	Audit Fees
March 31, 2015	$4,754,957
March 31, 2014	$4,823,667

(b) Fiscal Year Ended	Audit-Related Fees(1)
March 31, 2015	$10,750
March 31, 2014	$10,750

(c) Fiscal Year Ended	Tax Fees
March 31, 2015	$13,500
March 31, 2014	$2,000

(d) Fiscal Year Ended	All Other Fees (2)
March 31, 2015	$—
March 31, 2014	$—

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the PIMCO Funds (the “Trust” or “Registrant”) annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Trust’s annual financial statements for those years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including review of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Trust for the last two fiscal years.

(1) Includes aggregate fees billed for review of the registrant’s semi-annual reports to shareholders related to fair value securities held by the Trust.

(2) There were no “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

Aggregate Non- Audit Fees Billed to Entity
Entity	March 31, 2015
PIMCO Funds	$24,250
Pacific Investment Management Company LLC (“PIMCO”)	$9,316,931
Allianz Global Investors Fund Management LLC	$62,690

$9,403,871

The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the fiscal period ended March 31, 2014 was $11,726,000.

h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

E. Philip Cannon;

J. Michael Hagan;

Ronald C. Parker;

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund) is included as part of the annual report to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Total Return Fund in its annual report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Total Return Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Schedule of Investments PIMCO Total Return Fund

March 31, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 111.4%
BANK LOAN OBLIGATIONS 0.2%
HCA, Inc.
2.678% due 02/02/2016		$22,519	$22,533
2.678% due 05/02/2016		95,270	95,278
Lombard Street CLO PLC
0.424% - 0.688% due 02/28/2023	EUR	8,912	8,982
0.424% - 0.688% due 02/28/2023	GBP	10,238	14,250
0.424% - 0.688% due 02/28/2023		$15,362	14,409
Scorpio Bulkers, Inc.
0.840% due 06/30/2028		19,279	19,268
Valeant Pharmaceuticals International, Inc.
3.500% due 08/05/2020		12,033	12,045
3.500% - 3.750% due 12/11/2019		16,320	16,331

Total Bank Loan Obligations (Cost $205,340)			203,096

CORPORATE BONDS & NOTES 16.7%
BANKING & FINANCE 14.4%
Abbey National Treasury Services PLC
0.780% due 03/13/2017		1,800	1,801
AerCap Aviation Solutions BV
6.375% due 05/30/2017		1,495	1,588
Ally Financial, Inc.
2.500% due 03/15/2017 (g)		274,300	270,650
2.750% due 01/30/2017		169,505	169,303
2.937% due 07/18/2016		255	256
3.125% due 01/15/2016		73,380	73,747
3.500% due 07/18/2016		108,266	109,890
3.500% due 01/27/2019		90,257	89,354
4.625% due 06/26/2015		599,714	603,462
4.750% due 09/10/2018		161,889	166,948
5.500% due 02/15/2017		229,761	239,526
6.250% due 12/01/2017		118,589	126,594
8.000% due 03/15/2020		41,309	49,364
American Express Bank FSB
6.000% due 09/13/2017		188,210	208,697
American Express Centurion Bank
6.000% due 09/13/2017		178,900	198,602
American Express Co.
6.800% due 09/01/2066		320	337
American International Group, Inc.
6.250% due 03/15/2087		141,721	162,222
8.175% due 05/15/2068		34,836	49,573
AmSouth Bank
5.200% due 04/01/2015		9,025	9,025
ASIF
3.000% due 02/17/2017	EUR	6,983	7,841
13.883% due 04/09/2018		7,126,000	5,242
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (f)		$11,000	11,990
Banco do Brasil S.A.	EUR	50,100	55,082
4.500% due 01/20/2016
Banco do Nordeste do Brasil S.A.
3.625% due 11/09/2015		$5,000	5,010
Banco Popolare SC	EUR	13,600	15,495
3.500% due 03/14/2019
Banco Santander Brasil S.A.
4.250% due 01/14/2016		$229,900	233,349
4.500% due 04/06/2015		44,400	44,400
4.625% due 02/13/2017		99,800	103,293
Banco Santander Chile
1.152% due 04/11/2017		900	898
1.857% due 01/19/2016		176,300	177,622
3.750% due 09/22/2015		3,300	3,339
Bank of America Corp.
0.588% due 08/15/2016		2,000	1,985
0.805% due 05/02/2017		1,100	1,092
0.872% due 08/25/2017		87,000	87,066
5.750% due 12/01/2017		49,639	54,644
6.000% due 09/01/2017		30,525	33,593
6.050% due 05/16/2016		400	420
6.400% due 08/28/2017		251,427	278,771
6.500% due 08/01/2016		44,445	47,444
6.875% due 04/25/2018		555,657	635,942

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
7.800% due 09/15/2016		$2,000	$2,178
8.680% due 05/02/2017		395	425
Bank of America N.A.
0.551% due 06/15/2016		98,360	98,021
0.571% due 06/15/2017		4,400	4,365
0.676% due 05/08/2017		256,000	255,696
0.727% due 11/14/2016		44,800	44,845
5.300% due 03/15/2017		10,750	11,485
Bank of China Hong Kong Ltd.
5.550% due 02/11/2020		122,900	136,984
Bank of India
4.750% due 09/30/2015		10,550	10,722
Bank of New York Mellon Corp.
2.400% due 01/17/2017		200	205
Bank One Corp.
4.900% due 04/30/2015		24,260	24,324
Bankia S.A.
0.255% due 01/25/2016	EUR	4,900	5,269
3.500% due 01/17/2019		27,700	32,464
4.375% due 02/14/2017		8,600	9,885
Barclays Bank PLC
7.625% due 11/21/2022		$95,700	112,208
7.750% due 04/10/2023		11,600	12,876
10.000% due 05/21/2021	GBP	3,100	6,264
10.179% due 06/12/2021		$266,737	365,783
14.000% due 06/15/2019 (f)	GBP	371,934	743,673
Barclays PLC
8.000% due 12/15/2020 (f)	EUR	6,200	7,442
BBVA Bancomer S.A.
4.500% due 03/10/2016		$101,800	105,109
6.500% due 03/10/2021		169,850	188,853
Bear Stearns Cos. LLC
0.652% due 11/21/2016		900	899
6.400% due 10/02/2017		70,525	78,712
Bellsouth Capital Funding Corp.
7.875% due 02/15/2030		150	203
BFC Finance Corp.
7.375% due 12/01/2017		392	411
Blackstone CQP Holdco LP
9.296% due 03/18/2019		109,929	113,661
BPCE S.A.
0.826% due 11/18/2016		400	401
0.901% due 06/17/2017		305,700	306,226
BPE Financiaciones S.A.
2.500% due 02/01/2017	EUR	5,500	6,085
2.875% due 05/19/2016		3,400	3,731
Caixa Economica Federal
4.250% due 05/13/2019		$20,100	19,386
CIT Group, Inc.
4.250% due 08/15/2017		48,130	48,972
5.250% due 03/15/2018		36,845	38,227
5.500% due 02/15/2019		35,854	37,378
6.625% due 04/01/2018		4,091	4,398
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		17,950	22,079
CitiFinancial Credit Co.
6.625% due 06/01/2015		10,000	10,089
Citigroup, Inc.
0.775% due 05/01/2017		112,100	111,856
0.805% due 03/10/2017		47,835	47,818
1.216% due 07/25/2016		27,805	27,961
8.400% due 04/30/2018 (f)		5,000	5,710
Countrywide Financial Corp.
6.250% due 05/15/2016		44,755	47,091
Credit Agricole S.A.
0.813% due 06/12/2017		272,200	272,122
0.842% due 06/02/2017		99,300	99,367
1.625% due 04/15/2016		2,100	2,115
6.500% due 06/23/2021 (f)	EUR	5,500	6,239
7.500% due 06/23/2026 (f)	GBP	7,100	10,822
8.125% due 09/19/2033		$38,680	44,095
Credit Suisse
0.751% due 05/26/2017		143,220	143,256
Credit Suisse AG
6.500% due 08/08/2023		8,200	9,383
Denali Borrower LLC
5.625% due 10/15/2020		400	424
Eksportfinans ASA
0.890% due 06/16/2015	JPY	2,400,000	20,043
2.000% due 09/15/2015		$29,365	29,450

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.375% due 05/25/2016		$55,690	$56,028
2.875% due 11/16/2016	CHF	1,100	1,166
5.500% due 05/25/2016		$15,990	16,636
5.500% due 06/26/2017		53,703	57,328
FNBC Pass-Through Trust
8.080% due 01/05/2018		84	90
Ford Motor Credit Co. LLC
0.706% due 11/08/2016		59,200	58,978
0.784% due 09/08/2017		161,200	160,369
1.500% due 01/17/2017		19,250	19,296
1.506% due 05/09/2016		30,700	30,925
1.700% due 05/09/2016		18,130	18,218
2.500% due 01/15/2016		30,102	30,458
3.984% due 06/15/2016		42,930	44,271
4.207% due 04/15/2016		24,810	25,524
4.250% due 02/03/2017		18,940	19,894
5.625% due 09/15/2015		112,491	114,856
6.625% due 08/15/2017		5,850	6,499
7.000% due 04/15/2015		307,574	308,062
8.000% due 12/15/2016		202,619	224,615
12.000% due 05/15/2015		160,655	162,639
General Motors Financial Co., Inc.
2.750% due 05/15/2016		28,880	29,256
3.250% due 05/15/2018		16,400	16,749
3.500% due 07/10/2019		28,400	29,186
4.750% due 08/15/2017		36,712	38,816
6.750% due 06/01/2018		10,970	12,369
GMAC International Finance BV
7.500% due 04/21/2015	EUR	116,070	125,270
GSPA Monetization Trust
6.422% due 10/09/2029		$21,239	24,662
HBOS PLC
0.724% due 03/21/2017	EUR	2,800	3,004
0.840% due 09/01/2016		1,831	1,968
0.964% due 09/06/2017		$34,650	34,667
0.973% due 09/30/2016		81,090	81,139
6.750% due 05/21/2018		273,366	306,488
Health Care REIT, Inc.
5.875% due 05/15/2015		5,000	5,030
HSBC Holdings PLC
6.375% due 03/30/2025 (f)		10,000	10,250
ILFC E-Capital Trust
6.250% due 12/21/2065		10,120	9,563
Industrial Bank of Korea
1.375% due 10/05/2015		30,000	30,107
Intercapital PLC
2.183% due 06/28/2015 (g)		6,000	5,998
International Lease Finance Corp.
4.875% due 04/01/2015		152,607	152,607
5.750% due 05/15/2016		56,102	58,388
6.750% due 09/01/2016		184,263	196,240
7.125% due 09/01/2018		41,275	46,434
8.625% due 09/15/2015		266,377	274,368
8.750% due 03/15/2017		34,420	38,120
Intesa Sanpaolo SpA
2.375% due 01/13/2017		35,025	35,453
3.125% due 01/15/2016		90,028	91,272
3.625% due 08/12/2015		7,000	7,066
6.500% due 02/24/2021		7,500	8,919
JPMorgan Chase & Co.
0.806% due 04/25/2018		100,255	100,238
6.100% due 10/01/2024 (f)		50,000	51,625
6.750% due 02/01/2024 (f)		100,000	109,000
JPMorgan Chase Bank N.A.
0.600% due 06/13/2016		67,215	67,053
0.682% due 06/02/2017		362,300	362,469
5.375% due 09/28/2016	GBP	8,200	12,896
6.000% due 10/01/2017		$261,000	289,204
KBC Bank NV		53,000	59,691
8.000% due 01/25/2023
Kilroy Realty LP
5.000% due 11/03/2015		200	204
LBG Capital PLC
3.132% due 03/12/2020	EUR	150	161
7.375% due 03/12/2020		3,415	3,963
7.625% due 12/09/2019	GBP	19,420	29,432
7.625% due 10/14/2020	EUR	16,405	19,358
8.000% due 06/15/2020 (f)		$12,759	13,891
8.500% due 12/17/2021 (f)		55,300	60,476
8.875% due 02/07/2020	EUR	1,900	2,301

See Accompanying Notes	3

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
9.125% due 07/15/2020	GBP	12,033	$18,254
15.000% due 12/21/2019		18,300	38,353
15.000% due 12/21/2019	EUR	12,900	20,792
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		$1,190,500	1,714,320
13.000% due 12/19/2021	AUD	27,200	23,870
Lloyds Banking Group PLC
7.625% due 06/27/2023 (f)	GBP	28,600	45,321
MetLife, Inc.
7.717% due 02/15/2019		$120	146
Metropolitan Life Global Funding
2.300% due 04/10/2019		50	51
Morgan Stanley
5.450% due 01/09/2017		130	139
5.550% due 04/27/2017		500	541
6.250% due 08/28/2017		400	442
Murray Street Investment Trust
4.647% due 03/09/2017		43,780	46,409
National Bank of Greece S.A.
3.875% due 10/07/2016	EUR	11,000	10,258
National Rural Utilities Cooperative Finance Corp.
8.000% due 03/01/2032		$165	246
National Westminster Bank PLC
7.875% due 09/09/2015	GBP	10,130	15,494
Navient Corp.
4.625% due 09/25/2017		$5,140	5,230
4.875% due 06/17/2019		5,000	5,000
5.000% due 04/15/2015		141,033	141,209
5.000% due 12/15/2015 (g)	HKD	16,000	2,095
5.140% due 06/15/2016		$80,000	81,800
5.500% due 01/15/2019		74,475	76,151
6.000% due 01/25/2017		74,389	78,434
6.250% due 01/25/2016		67,508	69,618
8.450% due 06/15/2018		247,196	275,006
8.780% due 09/15/2016	MXN	183,200	12,095
Novo Banco S.A.
5.875% due 11/09/2015 (i)	EUR	6,600	7,162
NRAM PLC
5.625% due 06/22/2017		$22,700	24,884
OMX Timber Finance Investments LLC
5.420% due 01/29/2020		86,600	97,249
OneMain Financial Holdings, Inc.
6.750% due 12/15/2019		16,825	17,414
7.250% due 12/15/2021		45,475	47,294
Pinnacol Assurance
8.625% due 06/25/2034 (g)		15,000	16,134
Prudential Covered Trust
2.997% due 09/30/2015		403	407
Rabobank Group
6.875% due 03/19/2020	EUR	12,500	16,470
8.375% due 07/26/2016 (f)		$7,500	8,016
11.000% due 06/30/2019 (f)		211,225	272,480
Regions Financial Corp.
5.750% due 06/15/2015		2,000	2,018
Rio Oil Finance Trust
6.250% due 07/06/2024		6,400	5,850
6.750% due 01/06/2027		34,500	31,119
Royal Bank of Scotland Group PLC
2.550% due 09/18/2015		86,742	87,405
7.648% due 09/30/2031 (f)		15,090	19,089
Royal Bank of Scotland NV
0.786% due 06/08/2015	EUR	3,310	3,572
Royal Bank of Scotland PLC
4.375% due 03/16/2016		$34,500	35,602
Santander Central Hispano Issuances Ltd.
7.250% due 11/01/2015		3,180	3,284
Santander Holdings USA, Inc.
3.000% due 09/24/2015		35,650	35,932
Santander Issuances S.A.U.
5.911% due 06/20/2016		11,040	11,554
Santander U.S. Debt S.A.U.
3.781% due 10/07/2015		1,200	1,220
Shinhan Bank
4.125% due 10/04/2016		18,900	19,688
SL Green Realty Corp.
4.500% due 12/01/2022		200	210

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Springleaf Finance Corp.
5.400% due 12/01/2015		$65,366	$66,598
5.750% due 09/15/2016		5,340	5,554
6.500% due 09/15/2017		3,200	3,384
6.900% due 12/15/2017		22,220	23,720
State Bank of India
4.500% due 07/27/2015		194,900	196,939
Turkiye Garanti Bankasi A/S
2.757% due 04/20/2016		85,800	85,864
UBS AG
4.750% due 02/12/2026	EUR	5,000	5,994
5.875% due 12/20/2017		$233	259
7.250% due 02/22/2022		2,750	2,966
7.625% due 08/17/2022		32,300	39,233
Wells Fargo & Co.
5.900% due 06/15/2024 (f)		97,800	102,079
7.980% due 03/15/2018 (f)		164,300	180,730
Wells Fargo Bank N.A.
0.531% due 06/15/2017		344,000	343,860
6.000% due 11/15/2017		600	671

			16,797,524

INDUSTRIALS 1.2%
Alibaba Group Holding Ltd.
2.500% due 11/28/2019		31,000	31,044
America Movil S.A.B. de C.V.
3.750% due 06/28/2017	EUR	200	232
America West Airlines Pass-Through Trust
6.870% due 07/02/2018		$432	451
Anthem, Inc.
1.250% due 09/10/2015		5,500	5,514
AutoZone, Inc.
5.500% due 11/15/2015		10,050	10,348
Baidu, Inc.
2.750% due 06/09/2019		24,600	24,902
Beam Suntory, Inc.
5.375% due 01/15/2016		3,593	3,713
BMW U.S. Capital LLC
0.602% due 06/02/2017		199,400	199,351
California Resources Corp.
5.000% due 01/15/2020 (i)		26,600	24,139
Celulosa Arauco y Constitucion S.A.
7.250% due 07/29/2019		200	235
Centex LLC
5.250% due 06/15/2015		4,500	4,523
CGG S.A.
7.750% due 05/15/2017 (i)		675	645
Chesapeake Energy Corp.
3.250% due 03/15/2016		2,390	2,393
3.503% due 04/15/2019		52,400	50,566
City of Hope
5.623% due 11/15/2043		30,000	37,461
CNH Industrial Capital LLC
3.875% due 11/01/2015		4,750	4,798
Computer Sciences Corp.
6.500% due 03/15/2018		2,500	2,765
ConAgra Foods, Inc.
1.300% due 01/25/2016		8,686	8,710
1.900% due 01/25/2018		13,000	13,023
2.100% due 03/15/2018		1,821	1,830
Continental Airlines Pass-Through Trust
6.820% due 11/01/2019		3,152	3,373
7.707% due 10/02/2022		1,937	2,159
9.000% due 01/08/2018		9,828	10,638
CSN Islands Corp.
6.875% due 09/21/2019 (i)		17,900	16,110
CVS Pass-Through Trust
8.353% due 07/10/2031		243	334
Dell, Inc.
3.100% due 04/01/2016		163	165
Desarrolladora Homex S.A.B. de C.V.
7.500% due 09/28/2015 ^		5,537	360
Domtar Corp.
9.500% due 08/01/2016		30,670	33,558
Endo Finance LLC
7.000% due 07/15/2019		200	209
Fiat Chrysler Finance Europe
6.375% due 04/01/2016	EUR	16,500	18,636

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Florida Gas Transmission Co. LLC
4.000% due 07/15/2015		$300	$302
Fresenius U.S. Finance, Inc.
9.000% due 07/15/2015		1,600	1,640
General Motors Co.
8.375% due 07/05/2033		20,000	0
Gerdau Holdings, Inc.
7.000% due 01/20/2020		9,200	9,867
Hamilton College
4.750% due 07/01/2113		58,970	56,860
Hanson Ltd.
6.125% due 08/15/2016		73,000	77,197
HCA, Inc.
3.750% due 03/15/2019		59,766	60,719
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	40,900	30,784
4.500% due 12/06/2016	JPY	1,230,000	8,668
5.014% due 12/27/2017	EUR	15,400	11,260
Hidden Ridge Facility Trustee
5.750% due 01/01/2021		$7,504	7,963
Hutchison Whampoa International Ltd.
4.625% due 09/11/2015		8,000	8,137
KB Home
6.250% due 06/15/2015		17,355	17,529
Lennar Corp.
5.600% due 05/31/2015		44,986	45,155
Masco Corp.
4.800% due 06/15/2015		9,200	9,275
MGM Resorts International
6.625% due 07/15/2015		57,938	58,590
6.875% due 04/01/2016		11,306	11,815
7.500% due 06/01/2016		113,793	119,847
7.625% due 01/15/2017		33,835	36,330
Noble Group Ltd.
4.875% due 08/05/2015		4,300	4,305
Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023		9,058	10,643
7.150% due 04/01/2021		936	987
NXP BV
3.500% due 09/15/2016		400	406
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023		285	219
Pactiv LLC
8.125% due 06/15/2017		9,800	10,633
Penske Truck Leasing Co. LP
3.125% due 05/11/2015		600	601
Pepsi Bottling Group, Inc.
7.000% due 03/01/2029		150	211
President and Fellows of Harvard College
6.500% due 01/15/2039		1,000	1,489
Quest Diagnostics, Inc.
5.450% due 11/01/2015		1,900	1,955
Rockies Express Pipeline LLC
3.900% due 04/15/2015		10,000	10,006
SCA Finans AB
4.500% due 07/15/2015		5,250	5,303
Telefonica Emisiones S.A.U.
3.992% due 02/16/2016		2,807	2,879
Tencent Holdings Ltd.
2.000% due 05/02/2017		28,000	28,167
2.875% due 02/11/2020 (i)		22,200	22,387
3.800% due 02/11/2025 (i)		20,000	20,480
Time Warner Cable, Inc.
5.850% due 05/01/2017		1,600	1,741
Toll Brothers Finance Corp.
5.150% due 05/15/2015		10,000	10,037
Transocean, Inc.
4.950% due 11/15/2015		180,467	184,302
UAL Pass-Through Trust
10.400% due 05/01/2018		17,435	19,027
UAL Pass-Through Trust AB
9.200% due 03/29/2049 ^		707	205
Urbi Desarrollos Urbanos S.A.B. de C.V.
9.500% due 01/21/2020 ^		9,700	1,120

			1,421,226

UTILITIES 1.1%
Centrais Eletricas Brasileiras S.A.
6.875% due 07/30/2019		7,000	6,595
7.750% due 11/30/2015		1,300	1,341
Duquesne Light Holdings, Inc.
5.500% due 08/15/2015		10,000	10,167
Entergy Corp.
3.625% due 09/15/2015		18,500	18,716

4	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Kinder Morgan Finance Co. LLC
5.700% due 01/05/2016		$6,610	$6,830
Korea Electric Power Corp.
3.000% due 10/05/2015		5,200	5,262
Korea Hydro & Nuclear Power Co. Ltd.
3.125% due 09/16/2015		2,500	2,527
Midwest Generation LLC
8.560% due 01/02/2016		12	12
NextEra Energy Capital Holdings, Inc.
7.875% due 12/15/2015		6,000	6,286
NRG Energy, Inc.
7.625% due 01/15/2018		800	883
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2021		60,605	52,575
Petrobras Global Finance BV
1.881% due 05/20/2016		21,728	20,589
2.000% due 05/20/2016		15,630	14,989
2.393% due 01/15/2019		82,417	71,600
2.631% due 03/17/2017		238,234	219,747
3.000% due 01/15/2019		2,600	2,251
3.151% due 03/17/2020		1,800	1,557
3.250% due 03/17/2017		102,005	94,355
3.500% due 02/06/2017		26,603	24,963
3.875% due 01/27/2016		278,130	273,507
4.375% due 05/20/2023		33,300	28,558
4.875% due 03/17/2020		5,000	4,503
5.375% due 01/27/2021		16,400	14,957
5.750% due 01/20/2020		54,900	51,176
5.875% due 03/01/2018		38,900	37,344
6.250% due 03/17/2024		100	95
7.875% due 03/15/2019		156,750	160,434
Plains All American Pipeline LP
3.950% due 09/15/2015		2,000	2,028
Qtel International Finance Ltd.
3.375% due 10/14/2016		16,100	16,583
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020		4,738	5,116
5.832% due 09/30/2016		4,339	4,496
6.750% due 09/30/2019		11,400	13,640
Sprint Communications, Inc.
6.000% due 12/01/2016		4,885	5,109
8.375% due 08/15/2017		37,186	40,486
Telecom Italia Capital S.A.
5.250% due 10/01/2015		1,774	1,808
Telecom Italia SpA
5.625% due 12/29/2015	GBP	5,000	7,635
7.375% due 12/15/2017		13,000	21,709
Tokyo Electric Power Co., Inc.
4.100% due 05/29/2015	JPY	184,000	1,542
Verizon Communications, Inc.
4.500% due 09/15/2020		$32,325	35,722

			1,287,693

Total Corporate Bonds & Notes (Cost $18,564,630)			19,506,443

MUNICIPAL BONDS & NOTES 4.4%
ALABAMA 0.0%
Alabama Public School & College Authority Revenue Bonds, Series 2010
5.150% due 09/01/2027		10,500	12,424

CALIFORNIA 2.6%
Alameda Corridor Transportation Authority, California Revenue Bonds, (NPFGC Insured), Series 1999
6.600% due 10/01/2029		120	146
Alameda County, California Joint Powers Authority Revenue Bonds, (BABs), Series 2010
7.046% due 12/01/2044		63,500	90,575
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2009
6.263% due 04/01/2049		71,135	102,013
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.793% due 04/01/2030		100	128
6.907% due 10/01/2050		71,900	107,336
6.918% due 04/01/2040		60,000	84,379
7.043% due 04/01/2050		82,020	123,493
California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029		2,255	2,256
6.000% due 06/01/2035		10,000	10,002

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.125% due 06/01/2038	$2,000	$1,969
California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	74,500	95,495
California State General Obligation Bonds, (BABs), Series 2009
7.300% due 10/01/2039	93,745	140,108
7.350% due 11/01/2039	133,140	200,631
7.500% due 04/01/2034	64,802	96,977
7.550% due 04/01/2039	88,602	138,935
California State General Obligation Bonds, (BABs), Series 2010
5.700% due 11/01/2021	5,660	6,696
6.650% due 03/01/2022	2,700	3,321
7.600% due 11/01/2040	259,290	408,501
7.625% due 03/01/2040	18,600	29,010
7.700% due 11/01/2030	27,735	34,931
7.950% due 03/01/2036	172,840	213,115
California State General Obligation Notes, Series 2009
5.450% due 04/01/2015	150	150
5.950% due 04/01/2016	3,200	3,370
6.200% due 10/01/2019	1,650	1,950
California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	34,355	48,193
8.000% due 03/01/2035	7,070	8,481
California Statewide Financing Authority Revenue Bonds, Series 2002
6.000% due 05/01/2037	20,000	20,002
Irvine Unified School District, California Special Tax Notes, Series 2011
4.381% due 09/01/2015	400	404
4.931% due 09/01/2016	500	519
5.395% due 09/01/2017	1,000	1,066
5.845% due 09/01/2018	750	824
6.328% due 09/01/2019	500	564
6.578% due 09/01/2020	1,000	1,157
Long Beach Redevelopment Agency, California Tax Allocation Bonds, (BABs), Series 2010
8.110% due 08/01/2030	4,000	4,582
8.360% due 08/01/2040	9,525	10,959
Los Angeles Community College District, California General Obligation Bonds, Series 2010
6.680% due 08/01/2036	12,625	17,544
Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	92,565	125,705
7.618% due 08/01/2040	300	437
Los Angeles Department of Water & Power, California Revenue Bonds, (BABs), Series 2010
6.603% due 07/01/2050	68,620	103,134
Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.981% due 05/01/2027	34,600	43,618
Los Angeles, California Wastewater System Revenue Bonds, (BABs), Series 2010
5.713% due 06/01/2039	22,600	28,519
5.813% due 06/01/2040	27,600	35,731
Metropolitan Water District of Southern California Revenue Bonds, (BABs), Series 2009
6.538% due 07/01/2039	6,240	7,256
Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	200	273
Northern California Power Agency Revenue Bonds, (BABs), Series 2010
7.311% due 06/01/2040	44,000	56,639
Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	33,000	45,134
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2009
6.583% due 05/15/2049	56,400	77,051
Regents of the University of California Medical Center Pooled Revenue Bonds, (BABs), Series 2010
6.548% due 05/15/2048	101,050	139,831

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Riverside Community College District Foundation, California General Obligation Bonds, (BABs), Series 2010
6.971% due 08/01/2035	$12,700	$14,556
7.021% due 08/01/2040	24,900	28,753
Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	15,800	23,233
Riverside, California Sewer Revenue Bonds, (BABs), Series 2009
7.000% due 08/01/2029	22,100	25,418
7.200% due 08/01/2039	25,000	29,302
San Diego County, California Water Authority Revenue Bonds, (BABs), Series 2010
6.138% due 05/01/2049	27,200	37,422
San Diego Tobacco Settlement Funding Corp., California Revenue Bonds, Series 2006
7.125% due 06/01/2032	43,560	43,235
San Francisco, California City & County Certificates of Participation Bonds, (BABs), Series 2009
6.487% due 11/01/2041	5,300	6,962
San Francisco, California Public Utilities Commission Wastewater Revenue Bonds, (BABs), Series 2010
5.820% due 10/01/2040	9,315	12,296
San Francisco, California Public Utilities Commission Water Revenue Bonds, (BABs), Series 2010
5.500% due 11/01/2025	700	833
Santa Cruz County, California Redevelopment Agency Tax Allocation Bonds, (AGM Insured), Series 2010
7.400% due 09/01/2036	2,000	2,307
Signal Hill Redevelopment Agency, California Tax Allocation Bonds, (FGIC Insured), Series 2006
5.581% due 10/01/2016	45	45
Stockton Public Financing Authority, California Revenue Bonds, (BABs), Series 2009
7.942% due 10/01/2038	1,000	1,145
Tobacco Securitization Authority of Southern California Revenue Bonds, Series 2006
5.000% due 06/01/2037	1,140	975
University of California Revenue Bonds, (BABs), Series 2010
5.946% due 05/15/2045	33,175	43,806
6.296% due 05/15/2050	34,500	42,239
University of California Revenue Bonds, Series 2011
0.672% due 07/01/2041	59,900	59,910

		3,045,547

CONNECTICUT 0.0%
Naugatuck Borough, Connecticut General Obligation Bonds, (AGM/CR/FGIC Insured), Series 2003
5.910% due 06/01/2033	165	191
Stratford, Connecticut General Obligation Bonds, Series 2013
6.000% due 08/15/2038	3,400	4,374

		4,565

FLORIDA 0.0%
Broward County, Florida Half-Cent Sales Tax Revenue Bonds, (BABs), Series 2010
5.764% due 10/01/2025	6,000	6,990

GEORGIA 0.2%
Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	135,234	178,269
7.055% due 04/01/2057	1,665	1,976

		180,245

ILLINOIS 0.4%
Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	72,600	86,612
Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	48,165	53,018
6.899% due 12/01/2040	263,165	339,506
Illinois Finance Authority Revenue Bonds, Series 2008
6.250% due 08/15/2035 ^	1,000	20
Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	34,200	41,870

		521,026

See Accompanying Notes	5

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INDIANA 0.0%
Indiana Municipal Power Agency Revenue Bonds, (BABs), Series 2010
5.594% due 01/01/2042	$7,700	$9,206

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	33,845	33,846

KENTUCKY 0.0%
Kentucky State Property & Building Commission Revenue Bonds, (BABs), Series 2010
5.373% due 11/01/2025	200	229

LOUISIANA 0.1%
Administrators of the Tulane Educational Fund, Louisiana Revenue Bonds, Series 2013
5.000% due 10/01/2047	10,000	10,533
East Baton Rouge Sewerage Commission, Louisiana Revenue Bonds, (BABs), Series 2010
6.087% due 02/01/2045	50,600	57,179

		67,712

MASSACHUSETTS 0.0%
Southbridge Associates LLC, Massachusetts Revenue Bonds, (NPFGC Insured), Series 2000
7.590% due 02/01/2022	23,700	28,627

MICHIGAN 0.0%
Michigan State University Revenue Bonds, (BABs), Series 2010
6.173% due 02/15/2050	15,000	18,806
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	290	256

		19,062

NEBRASKA 0.0%
Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	10,000	11,985

NEVADA 0.1%
Clark County, Nevada Department of Aviation Revenue Bonds, (BABs), Series 2010
6.820% due 07/01/2045	43,100	63,062
Las Vegas Valley Water District, Nevada General Obligation Bonds, (BABs), Series 2010
5.650% due 03/01/2035	10,000	12,222
North Las Vegas, Nevada General Obligation Bonds, (BABs), Series 2010
6.572% due 06/01/2040	33,200	28,968

		104,252

NEW JERSEY 0.0%
New Jersey Economic Development Authority Revenue Bonds, (AGM Insured), Series 1997
0.000% due 02/15/2020	5,775	5,004
0.000% due 02/15/2021	3,000	2,465
New Jersey Economic Development Authority Revenue Bonds, (BABs), Series 2010
6.425% due 12/15/2035	600	655

		8,124

NEW YORK 0.2%
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
5.871% due 11/15/2039	5,095	6,512
Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2010
6.548% due 11/15/2031	27,525	36,918
6.648% due 11/15/2039	30,000	41,535
7.134% due 11/15/2030	6,300	7,683
New York City, New York General Obligation Bonds, (BABs), Series 2009
5.399% due 12/01/2024	3,600	4,272
New York City, New York General Obligation Bonds, (BABs), Series 2010
5.698% due 03/01/2027	200	242
New York City, New York General Obligation Bonds, Series 2009
6.491% due 03/01/2021	190	227
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, (BABs), Series 2010

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.905% due 11/01/2024	$400	$468
5.075% due 11/01/2025	1,100	1,291
New York City, New York Transitional Finance Authority Future Tax Secured Revenue Bonds, Series 2010
5.267% due 05/01/2027	10,000	11,633
New York Counties Tobacco Trust Revenue Bonds, Series 2005
6.000% due 06/01/2027	12,770	12,770
New York State Dormitory Authority Revenue Bonds, (BABs), Series 2010
5.500% due 03/15/2030	1,100	1,318
New York State Dormitory Authority Revenue Bonds, Series 2010
5.051% due 09/15/2027	11,000	12,934
New York State Thruway Authority Highway & Bridge Trust Fund Revenue Bonds, (BABs), Series 2010
5.883% due 04/01/2030	1,000	1,244
Port Authority of New York & New Jersey Revenue Bonds, Series 2009
6.040% due 12/01/2029	405	516
Port Authority of New York & New Jersey Revenue Bonds, Series 2010
5.647% due 11/01/2040	32,200	41,186
Port Authority of New York & New Jersey Revenue Bonds, Series 2011
4.926% due 10/01/2051	9,200	11,001
Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	56,200	61,469

		253,219

NORTH CAROLINA 0.0%
North Carolina Turnpike Authority Revenue Bonds, (BABs), Series 2009
6.700% due 01/01/2039	11,700	13,418

OHIO 0.5%
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2009
6.449% due 02/15/2044	81,000	107,415
American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	175	228
7.834% due 02/15/2041	17,000	25,523
8.084% due 02/15/2050	209,260	338,599
American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	1,100	1,463
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
5.875% due 06/01/2047	67,175	55,292
6.500% due 06/01/2047	16,900	15,041
Franklin County, Ohio Convention Facilities Authority Revenue Bonds, (BABs), Series 2010
6.540% due 12/01/2036	2,980	3,859

		547,420

PENNSYLVANIA 0.1%
Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
5.301% due 06/15/2021	2,100	2,300
5.401% due 06/15/2022	3,500	3,779
5.501% due 06/15/2023	3,500	3,767
6.532% due 06/15/2039	42,250	48,933

		58,779

RHODE ISLAND 0.0%
Rhode Island Convention Center Authority Revenue Bonds, (AGM Insured), Series 2006
6.060% due 05/15/2035	165	193

TENNESSEE 0.0%
Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	6,025	8,062

TEXAS 0.1%
Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	48,000	63,514
North Texas Higher Education Authority, Inc. Revenue Bonds, Series 2011
1.355% due 04/01/2040	10,321	10,385

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
North Texas Tollway Authority Revenue Bonds, (BABs), Series 2010
8.410% due 02/01/2030	$18,600	$22,959

		96,858

UTAH 0.0%
Utah Transit Authority Revenue Bonds, (BABs), Series 2010
5.705% due 06/15/2040	700	835

WASHINGTON 0.0%
Energy Northwest, Washington Revenue Bonds, Series 2012
3.403% due 07/01/2025	400	410
Washington Biomedical Research Facilities Revenue Bonds, (BABs), Series 2010
6.516% due 07/01/2042	1,000	1,351

		1,761

WEST VIRGINIA 0.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	152,720	133,621

WISCONSIN 0.0%
Milwaukee Redevelopment Authority, Wisconsin Revenue Bonds, Series 2007
5.650% due 08/01/2037 ^	1,250	563

Total Municipal Bonds & Notes (Cost $4,336,666)		5,168,569

U.S. GOVERNMENT AGENCIES 26.5%
Bolivia Government AID Bond
0.376% due 02/01/2019	1,855	1,652
Fannie Mae
0.000% due 04/25/2018 - 03/25/2036 (b)	3,519	3,341
0.000% due 10/09/2019	13,300	12,235
0.234% due 07/25/2037	394	382
0.274% due 01/25/2021	16	16
0.294% due 03/25/2034	120	120
0.304% due 03/25/2036	2,866	2,757
0.324% due 08/25/2034	115	114
0.374% due 05/25/2035 - 10/27/2037	103,139	101,845
0.414% due 06/25/2032	20	20
0.424% due 05/25/2037	197	197
0.474% due 12/25/2028 - 03/25/2037	2,506	2,505
0.494% due 06/25/2037	8	8
0.524% due 08/25/2033 - 03/25/2044	2,457	2,462
0.534% due 03/25/2037	57	57
0.554% due 07/25/2037	1,954	1,967
0.574% due 06/25/2029 - 11/25/2036	3,717	3,741
0.577% due 04/18/2028	62	63
0.624% due 08/25/2021 - 09/25/2037	4,410	4,461
0.627% due 10/18/2030	402	407
0.646% due 08/25/2022 (a)	77,537	2,826
0.674% due 03/25/2017 - 05/25/2040	609	616
0.724% due 06/25/2018 - 09/25/2041	252	255
0.727% due 12/18/2031	91	92
0.754% due 08/25/2037	7,246	7,334
0.774% due 08/25/2022	4	4
0.804% due 05/25/2040	2,678	2,736
0.824% due 10/25/2023 - 03/25/2024	847	861
0.874% due 10/25/2037 - 06/25/2040	8,875	9,018
0.875% due 02/08/2018 (k)	150,000	149,919
0.901% due 11/01/2021	5,859	5,907
0.924% due 03/25/2038 - 11/25/2039	588	600
0.974% due 01/25/2022	10	10
1.004% due 01/25/2022	30	30
1.024% due 12/25/2021	16	16
1.074% due 04/25/2032	18	19
1.125% due 04/27/2017 (k)	81,760	82,504
1.173% due 04/01/2027	21	22
1.174% due 04/25/2023	103	105

6	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.321% due 07/01/2042 - 10/01/2044	$18,351	$18,796
1.322% due 12/01/2044	3,091	3,167
1.328% due 10/01/2044	8,412	8,619
1.371% due 09/01/2041	9,565	9,794
1.375% due 01/01/2021	4	4
1.521% due 10/01/2030 - 10/01/2040	3,149	3,261
1.605% due 06/01/2035	1,064	1,112
1.654% due 04/01/2027	21	22
1.732% due 05/01/2023	82	83
1.750% due 02/01/2020 - 02/01/2022	43	43
1.770% due 06/01/2030 - 09/01/2035	79	82
1.777% due 10/01/2034	173	183
1.781% due 03/01/2035	35	37
1.793% due 10/01/2034	1,007	1,066
1.795% due 11/01/2023	12	12
1.807% due 02/01/2035	1,686	1,787
1.825% due 09/01/2022 - 02/01/2023	93	96
1.849% due 01/01/2035	4,095	4,343
1.862% due 01/01/2035	6,266	6,651
1.866% due 06/01/2023	57	57
1.875% due 03/01/2019 - 12/01/2024	247	254
1.882% due 01/01/2020	170	177
1.883% due 09/01/2024	50	51
1.895% due 11/01/2031	58	58
1.897% due 02/01/2034	48	51
1.914% due 02/01/2035	2,129	2,242
1.915% due 11/01/2034	1,225	1,301
1.920% due 12/01/2034	16	17
1.921% due 03/01/2033	66	69
1.925% due 03/01/2034 - 09/01/2034	5,109	5,375
1.932% due 08/01/2025	587	623
1.934% due 11/01/2034	841	892
1.942% due 10/01/2020	9	9
1.948% due 01/01/2035	87	93
1.950% due 02/01/2035 - 08/01/2035	487	503
1.959% due 05/01/2035	99	105
1.960% due 10/01/2034 - 09/01/2035	5,213	5,526
1.965% due 01/01/2036	10	10
1.966% due 01/01/2035	3,809	4,047
1.967% due 11/01/2035	1,833	1,912
1.978% due 11/01/2035	151	160
1.982% due 12/01/2034	128	136
2.000% due 04/01/2017	10	10
2.004% due 12/01/2034	102	108
2.008% due 05/01/2034	228	243
2.010% due 06/01/2035	72	74
2.024% due 04/01/2036	160	168
2.025% due 09/01/2035	40	43
2.054% due 10/01/2035	790	851
2.067% due 06/01/2021	115	120
2.075% due 06/01/2035	1,008	1,073
2.085% due 07/01/2019	19	19
2.105% due 08/01/2035	1,522	1,632
2.106% due 12/01/2033	274	290
2.107% due 11/01/2023	15	15
2.110% due 05/01/2024 - 12/01/2034	616	657
2.115% due 11/01/2032	39	42
2.121% due 07/01/2034	16	17
2.125% due 08/01/2035 - 09/01/2036	465	496
2.134% due 09/01/2034	9,118	9,688
2.137% due 07/01/2035	28	30
2.145% due 07/01/2024 - 11/01/2035	419	446
2.147% due 08/01/2035	3,433	3,687
2.149% due 09/01/2035	235	241
2.153% due 05/01/2037	23	24
2.156% due 10/01/2019 - 11/01/2019	50	51

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.157% due 12/01/2034	$19	$20
2.160% due 10/01/2034	1,784	1,906
2.179% due 01/01/2036	410	439
2.183% due 07/01/2033	8	8
2.185% due 06/01/2034 - 11/01/2034	36	39
2.188% due 05/01/2033	102	108
2.190% due 12/01/2023 - 11/01/2025	153	158
2.194% due 05/25/2035	11,965	12,481
2.201% due 11/01/2035	2,836	3,023
2.202% due 12/01/2034	41	44
2.206% due 02/01/2035	1,005	1,076
2.210% due 02/01/2035	1,413	1,513
2.211% due 05/01/2035	7,358	7,813
2.216% due 03/01/2033	107	114
2.218% due 04/01/2038	13	14
2.220% due 07/01/2026 - 09/01/2035	4,597	4,905
2.227% due 09/01/2035	98	105
2.228% due 05/01/2036	636	685
2.230% due 09/01/2023 - 09/01/2037	131	136
2.234% due 05/01/2035	4,780	5,102
2.237% due 09/01/2035	710	757
2.238% due 04/01/2033 - 11/01/2035	6,512	6,958
2.243% due 08/01/2032	17	18
2.245% due 11/01/2025	42	44
2.247% due 02/01/2035 - 12/01/2036	2,079	2,221
2.250% due 01/01/2020 - 12/01/2025	78	79
2.253% due 04/01/2034	6	6
2.255% due 08/01/2027	689	735
2.256% due 08/01/2035	338	360
2.259% due 03/01/2025	225	240
2.260% due 08/01/2033	12	13
2.264% due 11/01/2025	270	287
2.265% due 09/01/2029	3	3
2.266% due 12/01/2022	14	14
2.269% due 01/01/2026	66	68
2.273% due 11/01/2034	890	949
2.277% due 09/01/2033 - 07/01/2034	2,752	2,936
2.279% due 08/01/2026	50	53
2.282% due 05/01/2025	99	103
2.285% due 04/01/2034	125	133
2.295% due 10/01/2024 - 12/01/2035	52	55
2.297% due 07/01/2035	1,531	1,632
2.299% due 10/01/2024	54	55
2.300% due 02/01/2035 - 01/01/2036	3,958	4,226
2.301% due 02/01/2027	131	136
2.302% due 07/01/2021	14	14
2.310% due 07/01/2035 - 02/01/2036	1,793	1,906
2.311% due 09/01/2037	3	3
2.315% due 11/01/2023	96	97
2.319% due 07/01/2035	81	85
2.325% due 12/01/2023 - 03/01/2035	122	124
2.330% due 09/01/2024 - 03/01/2035	114	116
2.335% due 06/01/2035	4,248	4,542
2.339% due 05/01/2026	25	26
2.340% due 11/01/2025 - 06/01/2035	77	83
2.344% due 04/01/2027 - 03/01/2034	3,281	3,495
2.345% due 07/01/2026 - 06/01/2030	70	72
2.357% due 12/01/2033	264	280
2.359% due 05/01/2030	4	4
2.366% due 07/01/2020	29	30
2.371% due 02/01/2036	97	103
2.373% due 01/01/2037	138	150
2.381% due 11/01/2024	474	494

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.383% due 08/01/2035 - 09/01/2035	$1,237	$1,320
2.384% due 02/01/2028	16	16
2.385% due 06/01/2035	2,351	2,513
2.391% due 04/01/2024	137	141
2.393% due 10/01/2035	452	483
2.395% due 12/01/2025	184	190
2.415% due 05/01/2030 - 08/01/2035	35	37
2.420% due 02/01/2019	49	51
2.425% due 08/01/2031	101	104
2.435% due 09/01/2035	434	465
2.438% due 01/01/2035	837	895
2.440% due 06/01/2025 - 11/01/2025	263	272
2.450% due 10/01/2027	32	32
2.457% due 03/01/2036	228	244
2.460% due 03/01/2026	37	37
2.466% due 08/01/2023	20	21
2.475% due 05/01/2022	2	2
2.482% due 01/01/2037	16	16
2.486% due 08/01/2027	61	63
2.488% due 11/01/2034	2,018	2,163
2.493% due 09/01/2019	225	236
2.500% due 02/01/2024	14	14
2.504% due 01/01/2036	331	352
2.505% due 03/01/2036	177	189
2.515% due 04/01/2035	1,454	1,561
2.524% due 07/01/2017	170	170
2.538% due 06/01/2033	72	77
2.539% due 09/01/2017	93	98
2.541% due 02/01/2028	161	169
2.555% due 12/01/2023	24	25
2.607% due 06/01/2035	531	570
2.624% due 12/01/2027	133	138
2.625% due 01/01/2018 - 08/01/2024	59	61
2.633% due 12/01/2030	10	10
2.657% due 10/01/2026	7	7
2.668% due 05/01/2035	31	34
2.680% due 02/01/2022 - 06/01/2022	5,458	5,587
2.722% due 04/01/2026	11	11
2.725% due 12/01/2026	9	9
2.750% due 07/01/2022 - 09/01/2022	11,516	11,910
2.789% due 05/01/2023	108	111
2.790% due 07/01/2022	4,296	4,465
2.800% due 03/01/2018 - 08/01/2022	12,345	12,798
2.817% due 03/01/2023	83	85
2.825% due 02/01/2020	12	12
2.830% due 07/01/2022	3,613	3,751
2.850% due 05/01/2022 - 06/01/2022	2,184	2,278
2.870% due 03/01/2022 - 09/01/2027	172,349	177,602
2.875% due 10/01/2024 - 11/01/2027	38	39
2.913% due 02/01/2021	18	18
2.920% due 03/01/2022	3,935	4,116
2.955% due 12/01/2017	131	136
2.957% due 08/01/2022	270	283
2.960% due 05/01/2022 - 07/01/2022	6,884	7,234
3.000% due 01/01/2022 - 05/01/2045	3,136,049	3,233,667
3.025% due 11/01/2022	9	9
3.040% due 04/01/2022 - 02/01/2033	3,078	3,231
3.043% due 05/01/2022	8,610	9,098
3.085% due 04/01/2018	49	50
3.155% due 05/01/2022	583	621
3.260% due 10/01/2027	93	95
3.330% due 02/01/2021 - 11/01/2021	15,941	16,943
3.345% due 09/01/2021	2	2
3.375% due 03/01/2023	54	54
3.380% due 11/01/2021	1,040	1,134

See Accompanying Notes	7

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.416% due 10/01/2020	$394	$425
3.420% due 11/01/2021	5,316	5,667
3.433% due 03/01/2022	65,533	69,594
3.438% due 07/01/2024	23	23
3.500% due 10/01/2018 - 05/01/2045	4,876,307	5,138,984
3.570% due 11/01/2021	2,759	3,026
3.609% due 08/01/2027	223	232
3.614% due 12/01/2020	288	314
3.830% due 07/01/2021	297	326
3.840% due 05/01/2018	350	376
3.896% due 09/01/2028	46	48
3.976% due 02/25/2033	999	977
3.980% due 07/01/2021	45,500	50,521
4.000% due 03/01/2019 - 05/01/2045	7,291,552	7,789,003
4.295% due 11/01/2021	26	26
4.360% due 12/01/2036	341	364
4.365% due 02/01/2028	11	12
4.380% due 06/01/2021	533	599
4.500% due 08/01/2015 - 06/01/2045	4,851,464	5,280,489
4.520% due 09/01/2034	294	314
4.661% due 03/01/2023	211	220
4.919% due 07/01/2035	410	430
4.974% due 08/01/2035	488	521
5.000% due 05/11/2017 (k)	107,901	117,629
5.000% due 06/01/2018 - 05/01/2045	238,202	264,813
5.030% due 05/01/2024	2,134	2,552
5.060% due 08/01/2035	422	449
5.063% due 06/01/2035	447	480
5.071% due 09/01/2035	8	9
5.079% due 10/01/2035	427	457
5.100% due 11/01/2035	1,016	1,089
5.111% due 11/01/2035	1	1
5.114% due 11/01/2035	491	514
5.136% due 05/01/2035	67	71
5.138% due 02/01/2016	123	124
5.143% due 12/01/2035	341	361
5.155% due 09/01/2035	636	679
5.169% due 06/01/2029	21	22
5.182% due 11/01/2035	422	446
5.199% due 07/01/2035	889	949
5.218% due 10/01/2035	46	47
5.242% due 07/01/2035	269	278
5.250% due 10/01/2035	761	809
5.284% due 09/01/2035	922	980
5.310% due 08/25/2033 - 10/01/2035	364	385
5.329% due 08/01/2035	116	120
5.335% due 10/01/2035	254	269
5.345% due 01/01/2036	426	449
5.346% due 12/01/2035	60	65
5.362% due 09/01/2035	223	233
5.369% due 11/01/2035	682	729
5.370% due 08/25/2043	113	113
5.486% due 12/01/2035	553	591
5.500% due 06/01/2017 - 05/01/2045	593,779	667,295
5.514% due 03/01/2036	418	447
5.689% due 04/01/2036 - 06/01/2036	91	93
5.750% due 12/20/2027 - 08/25/2034	1,414	1,612
5.758% due 02/01/2036	606	651
5.760% due 03/01/2036	420	452
5.783% due 03/01/2036	627	668
5.790% due 10/01/2017	361	397
5.824% due 12/25/2042	13,671	15,401
5.896% due 02/25/2037 (a)	52	6
5.913% due 09/01/2036	5	5
5.926% due 06/25/2037 - 08/25/2043 (a)	47,894	11,654
5.976% due 12/25/2042 (a)	10,017	1,553
6.000% due 01/01/2016 - 04/01/2045	1,296,901	1,480,035
6.026% due 03/25/2039 (a)	52,745	6,071
6.076% due 05/25/2037 - 01/25/2040 (a)	3,123	502

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.126% due 08/25/2042 (a)	$40,638	$10,069
6.160% due 08/01/2017	137	145
6.250% due 07/01/2024 - 02/25/2029	522	584
6.290% due 02/25/2029	86	93
6.300% due 10/17/2038	2,305	2,929
6.326% due 02/25/2037 - 05/25/2042 (a)	108,137	27,434
6.365% due 10/25/2042	12,481	14,616
6.376% due 07/25/2036 (a)	1,534	271
6.426% due 12/25/2036 - 06/25/2037 (a)	1,331	224
6.466% due 12/25/2036 (a)	549	104
6.476% due 07/25/2037 (a)	1,197	179
6.500% due 06/01/2015 - 02/25/2047	41,653	47,387
6.586% due 05/25/2037 (a)	116	20
6.750% due 10/25/2023	97	109
6.900% due 05/25/2023	12	14
6.927% due 08/25/2037	98	107
7.000% due 08/01/2015 - 01/25/2048	6,181	6,940
7.326% due 09/25/2038 (a)	896	147
7.375% due 05/25/2022	299	343
7.500% due 06/01/2015 - 07/25/2041	2,123	2,314
7.750% due 01/25/2022	260	278
7.780% due 01/01/2018	1,741	1,790
7.800% due 10/25/2022 - 06/25/2026	73	84
8.000% due 06/01/2015 - 08/01/2032	6,345	7,606
8.000% due 08/18/2027 (a)	3	1
8.060% due 04/01/2030	1,474	1,809
8.080% due 04/01/2030	815	879
8.106% due 03/25/2039	6	7
8.490% due 06/01/2025	669	730
8.500% due 06/01/2017 - 07/01/2037	1,564	1,815
8.750% due 01/25/2021	43	47
9.000% due 04/01/2017 - 11/01/2025	444	503
9.000% due 06/25/2022 (a)	14	3
9.116% due 09/25/2028	32	34
9.242% due 10/25/2043	72,971	85,874
9.250% due 04/25/2018	4	4
9.300% due 05/25/2018 - 08/25/2019	10	11
9.500% due 01/01/2018 - 03/01/2026	201	219
9.762% due 11/25/2040	1	1
10.000% due 08/01/2017 - 05/01/2022	29	31
11.000% due 11/25/2017 - 11/01/2020	5	4
903.213% due 08/25/2021 (a)	0	1
1,000.000% due 04/25/2022 (a)	0	1
Fannie Mae Strips
8.500% due 01/25/2018 (a)	1	0
FDIC Structured Sale Guaranteed Notes
0.679% due 11/29/2037	7,947	7,926
2.980% due 12/06/2020	3,689	3,790
Federal Home Loan Bank
5.460% due 11/27/2015	27	28
Federal Housing Administration
6.896% due 07/01/2020	2,510	2,451
7.110% due 05/01/2019	336	328
7.315% due 08/01/2019	1,790	1,752
7.350% due 04/01/2019	8	8
7.375% due 02/01/2018	56	55
7.430% due 10/01/2018 - 05/01/2024	2,014	1,973
7.450% due 05/01/2021	1,364	1,335
7.460% due 01/01/2023	13	13
7.465% due 11/01/2019	631	618
Freddie Mac
0.214% due 12/25/2036	5,893	5,876
0.415% due 05/15/2036	7	7

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.425% due 07/15/2034	$332	$334
0.434% due 08/25/2031	355	348
0.475% due 02/15/2037	6	6
0.515% due 02/15/2037	40	40
0.525% due 12/15/2029	58	59
0.575% due 06/15/2018 - 05/15/2041	5,237	5,279
0.625% due 06/15/2023 - 12/15/2031	93	94
0.675% due 06/15/2030 - 12/15/2032	117	119
0.725% due 01/15/2042	158	159
0.750% due 01/12/2018 (k)	148,670	148,421
0.755% due 05/15/2032 - 07/15/2037	6,954	7,063
0.845% due 08/15/2037	7,361	7,483
0.875% due 03/07/2018	18,400	18,373
0.885% due 10/15/2037	3,559	3,614
0.895% due 05/15/2037	2,211	2,261
0.905% due 05/15/2040	48	49
0.925% due 08/15/2036	75	76
1.025% due 11/15/2039	92	93
1.174% due 05/25/2043	6,763	6,943
1.175% due 02/15/2021	7	7
1.250% due 08/01/2019	414,240	413,748
1.250% due 10/02/2019 (k)	1,165,710	1,156,503
1.314% due 02/25/2045	20,902	21,450
1.360% due 10/25/2023	78	77
1.521% due 07/25/2044	3,508	3,581
1.547% due 12/25/2018 (a)	287,414	14,340
1.625% due 04/01/2017 - 06/01/2017	1	1
1.652% due 06/25/2020 (a)	18,556	1,203
1.680% due 01/01/2022	20	21
1.823% due 10/01/2023	27	27
1.824% due 12/01/2026	249	257
1.838% due 05/01/2037	325	342
1.845% due 09/01/2035	66	70
1.858% due 03/01/2024	51	51
1.875% due 12/01/2016 - 06/01/2022	18	18
1.890% due 10/25/2023	391	405
1.945% due 02/01/2037	19	20
1.966% due 09/01/2035	25	26
1.972% due 03/01/2035	613	653
2.000% due 09/01/2018	7	7
2.013% due 05/01/2023	54	55
2.039% due 10/01/2022	23	23
2.095% due 08/01/2035	374	398
2.108% due 07/01/2023	24	25
2.124% due 04/01/2036	573	609
2.125% due 02/01/2018 - 10/01/2035	389	414
2.140% due 05/01/2020	12	12
2.165% due 06/01/2033	163	173
2.186% due 01/01/2036	3	4
2.189% due 09/01/2023	91	92
2.190% due 07/01/2024	47	47
2.192% due 02/01/2036	282	300
2.210% due 07/01/2020 - 05/01/2035	10,020	10,649
2.217% due 06/01/2037	23	24
2.222% due 07/01/2032 - 06/01/2035	19,570	20,877
2.225% due 10/01/2035	6,420	6,846
2.231% due 08/01/2035	19	20
2.235% due 07/01/2022 - 09/01/2035	3,558	3,792
2.236% due 10/01/2035	8,667	9,161
2.243% due 05/01/2037	71	76
2.245% due 10/01/2035	12,254	13,053
2.250% due 01/01/2019 - 02/01/2038	178	187
2.253% due 11/01/2023	69	71
2.265% due 11/01/2026	150	154
2.271% due 08/01/2023 - 09/01/2035	151	161

8	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.272% due 07/01/2035	$4,177	$4,454
2.280% due 07/01/2033	5	5
2.282% due 12/01/2022	3	3
2.290% due 09/01/2037	13	14
2.303% due 06/01/2022	168	176
2.305% due 04/01/2025	5	5
2.306% due 01/01/2037	136	146
2.314% due 04/01/2025	1	1
2.319% due 04/01/2024 - 09/01/2028	211	218
2.321% due 08/01/2023	47	49
2.323% due 10/25/2018	15	15
2.327% due 10/01/2026	137	145
2.328% due 06/01/2021	87	89
2.332% due 06/01/2024	162	171
2.339% due 06/01/2022	46	49
2.340% due 03/01/2035	13	14
2.345% due 03/01/2036	97	104
2.351% due 02/01/2025	8	9
2.355% due 09/01/2023	13	13
2.357% due 11/01/2035	8,352	8,949
2.359% due 08/01/2023	186	193
2.363% due 07/01/2035	4,427	4,734
2.364% due 05/01/2022	7	7
2.365% due 08/01/2023 - 11/01/2023	168	171
2.368% due 07/01/2036	5	5
2.369% due 07/01/2025 - 11/01/2028	422	438
2.370% due 10/01/2035 - 05/01/2036	12,661	13,613
2.372% due 01/01/2034	2,436	2,612
2.375% due 01/13/2022 - 08/01/2035	642,437	665,324
2.378% due 04/01/2029	69	72
2.383% due 04/01/2036	5	5
2.391% due 05/01/2023	29	31
2.393% due 05/01/2027 - 08/01/2035	89	95
2.394% due 02/01/2037	13	14
2.396% due 05/01/2023	22	23
2.402% due 04/01/2025	40	40
2.411% due 07/01/2023	51	52
2.416% due 09/01/2023	257	271
2.426% due 08/01/2023 - 10/01/2023	527	548
2.428% due 02/01/2026	277	289
2.429% due 12/01/2037	71	74
2.437% due 05/01/2021 - 10/01/2024	372	389
2.440% due 06/01/2020	33	33
2.448% due 11/01/2034	271	292
2.468% due 10/01/2024	12	13
2.481% due 10/01/2023	35	35
2.482% due 07/01/2027 - 01/01/2028	25	26
2.493% due 10/01/2020	3	3
2.494% due 09/01/2023	191	197
2.495% due 05/01/2037	43	46
2.500% due 05/01/2023 - 12/01/2023	85	87
2.522% due 03/01/2022	221	229
2.530% due 01/01/2019	23	23
2.533% due 12/01/2018	75	77
2.544% due 07/01/2030	470	497
2.549% due 10/01/2023	56	57
2.551% due 01/01/2024	7	7
2.629% due 08/01/2023	28	29
2.670% due 06/01/2030	297	310
2.762% due 01/01/2021	10	10
2.769% due 07/01/2019	69	71
2.780% due 10/01/2020	14	14

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.827% due 03/01/2021	$128	$133
2.831% due 01/25/2036	3,292	3,457
2.918% due 08/15/2032	2,030	2,124
2.969% due 05/01/2020	5	5
2.982% due 05/01/2018	51	52
3.000% due 03/01/2027	38	40
3.000% due 08/15/2027 (a)	22,944	2,426
3.024% due 07/01/2019	1	1
3.049% due 05/01/2018	67	68
3.075% due 01/01/2019	1	1
3.105% due 05/01/2018	21	22
3.150% due 04/01/2029	17	17
3.500% due 09/01/2018 - 08/15/2042	20,661	21,428
3.750% due 03/27/2019	142,200	156,095
4.000% due 09/15/2018 - 05/01/2045	271,159	289,909
4.500% due 03/01/2018 - 05/01/2045	1,131,908	1,232,574
4.995% due 10/01/2035	490	516
5.000% due 10/01/2016 - 07/01/2040	36,651	39,731
5.309% due 12/01/2035	222	235
5.325% due 11/01/2035	244	258
5.500% due 09/01/2017 - 07/01/2047	91,549	102,763
5.505% due 03/01/2036	349	370
5.826% due 06/15/2042 (a)	35,741	5,666
5.856% due 07/15/2042 (a)	90,617	13,631
5.858% due 04/01/2036	334	350
5.950% due 06/15/2028	20,277	22,437
5.976% due 01/15/2043 (a)	49,548	10,378
6.000% due 02/01/2016 - 10/15/2036	64,369	72,939
6.076% due 02/15/2038 (a)	787	106
6.126% due 05/15/2039 (a)	817	140
6.250% due 12/15/2028	328	370
6.276% due 03/15/2037 (a)	422	77
6.326% due 08/15/2036 (a)	333	57
6.336% due 12/15/2041 (a)	33,487	5,036
6.406% due 09/15/2036 (a)	488	98
6.476% due 11/15/2036 (a)	17,869	2,899
6.500% due 09/01/2015 - 10/25/2043	92,042	105,452
6.950% due 07/15/2021 - 08/15/2021	30	32
7.000% due 03/01/2017 - 10/25/2043	16,837	19,616
7.000% due 09/15/2023 (a)	6	1
7.400% due 02/01/2021	127	124
7.500% due 02/01/2016 - 11/01/2037	5,948	6,866
7.645% due 05/01/2025	5,738	6,144
7.800% due 09/15/2020	2	2
8.000% due 08/01/2016 - 06/01/2030	966	1,100
8.250% due 06/15/2022	65	73
8.500% due 06/01/2015 - 06/01/2030	601	675
8.750% due 12/15/2020	27	32
8.817% due 11/15/2033	986	1,106
8.900% due 11/15/2020	125	138
9.000% due 08/01/2016 - 07/01/2030	207	231
9.250% due 07/01/2017	1	1
9.500% due 09/01/2016 - 12/01/2022	117	126
9.551% due 01/15/2041	39,578	43,700
10.000% due 06/01/2017 - 03/01/2021	6	6
10.500% due 10/01/2017 - 01/01/2021	4	4

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
11.000% due 07/25/2018 - 05/01/2020	$1	$1
11.532% due 09/15/2041	22	23
12.677% due 02/15/2041	6	7
12.890% due 03/15/2044	17,923	18,865
20.200% due 05/15/2033	475	653
37.593% due 08/15/2037	1,282	2,338
1,007.500% due 02/15/2022 (a)	0	1
Freddie Mac Strips
5.826% due 08/15/2042 (a)	39,673	9,659
9.000% due 05/01/2022 (a)	1	0
9.241% due 09/15/2043 - 12/15/2043	40,503	48,029
Ginnie Mae
0.575% due 06/16/2031 - 03/16/2032	217	217
0.625% due 11/16/2029	28	28
0.675% due 02/16/2030 - 04/16/2032	1,010	1,017
0.725% due 12/16/2025	37	37
0.775% due 02/16/2030	866	874
0.825% due 02/16/2030	387	392
1.126% due 03/20/2031	58	59
1.210% due 02/20/2060	43,335	43,963
1.220% due 11/16/2043 (a)	143,798	8,491
1.625% due 02/20/2017 - 04/20/2041	57,437	59,539
2.000% due 05/20/2017 - 08/20/2030	8,291	8,644
2.125% due 01/20/2025	10	10
2.500% due 06/20/2021 - 07/15/2043	626	630
3.000% due 12/20/2018 - 04/01/2045	11,125	11,453
3.500% due 12/20/2017 - 04/01/2045	357,043	376,149
3.950% due 07/15/2025	101	109
4.000% due 12/20/2015 - 05/20/2041	4,555	5,014
4.000% due 02/20/2044 (a)	112,858	15,992
4.500% due 11/16/2028 - 08/15/2033	1,837	1,981
4.750% due 07/20/2035	2,334	2,560
5.000% due 07/15/2033 - 04/01/2045	33,274	37,181
5.196% due 10/16/2037	183	185
5.500% due 05/20/2017 - 03/16/2034	1,774	2,121
5.574% due 03/20/2040 (a)	48,810	6,414
5.924% due 07/20/2041 (a)	46,288	5,844
6.000% due 05/15/2016 - 12/20/2041	14,082	16,192
6.024% due 06/20/2043 (a)	64,416	8,465
6.250% due 03/16/2029	221	254
6.426% due 07/16/2031 - 08/16/2033 (a)	1,562	341
6.500% due 11/15/2023 - 09/20/2038	17,481	20,052
6.750% due 10/16/2040	2,549	2,882
7.000% due 12/15/2022 - 10/15/2034	2,144	2,439
7.500% due 11/20/2017 - 02/15/2035	578	673
7.750% due 08/20/2025 - 12/15/2040	1,471	1,531
8.000% due 01/15/2017 - 10/20/2031	535	614
8.250% due 04/15/2020	19	21
8.300% due 06/15/2019	5	6
8.500% due 01/15/2017 - 04/15/2031	367	415
9.000% due 04/20/2016 - 01/15/2031	320	346

See Accompanying Notes	9

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
9.148% due 03/20/2041	$58,981	$67,935
9.500% due 09/15/2016 - 12/15/2026	124	131
10.000% due 02/20/2016 - 02/15/2025	64	69
10.250% due 02/20/2019	5	5
10.500% due 12/15/2015 - 09/15/2021	19	19
Jamaica Housing Development AID Bond
0.575% due 10/01/2018	2,581	2,578
Small Business Administration
0.875% due 05/25/2021	36	36
1.000% due 03/25/2025 - 07/25/2025	53	53
1.100% due 01/25/2019	39	39
4.190% due 03/01/2030	15,670	17,071
4.340% due 03/01/2024	67	71
4.350% due 07/01/2023	181	192
4.430% due 05/01/2029	3,481	3,836
4.580% due 03/01/2018	142	147
4.625% due 02/01/2025	470	502
4.750% due 07/01/2025	1,572	1,689
4.770% due 04/01/2024	291	310
4.840% due 02/01/2023 - 05/01/2025	7,215	7,808
4.870% due 12/01/2024	600	646
4.890% due 12/01/2023	330	358
4.930% due 01/01/2024	714	770
4.950% due 03/01/2025	640	699
4.980% due 11/01/2023	2,394	2,624
5.090% due 10/01/2025	276	300
5.110% due 05/01/2017 - 08/01/2025	713	774
5.120% due 11/01/2017	38	39
5.130% due 09/01/2023	1,365	1,499
5.160% due 02/01/2028	1,689	1,883
5.170% due 01/01/2028	1,149	1,281
5.190% due 01/01/2017 - 07/01/2024	110	119
5.200% due 11/01/2015	21	21
5.230% due 11/01/2016	39	40
5.240% due 08/01/2023	158	174
5.290% due 12/01/2027	34,510	38,432
5.310% due 05/01/2027	185	206
5.320% due 04/01/2027	225	250
5.340% due 11/01/2021	1,237	1,330
5.370% due 09/01/2016	38	38
5.471% due 03/10/2018	174	189
5.490% due 05/01/2028	13,320	14,766
5.510% due 11/01/2027	410	463
5.520% due 06/01/2024	1,945	2,143
5.600% due 09/01/2028	4,252	4,809
5.680% due 05/01/2016 - 06/01/2028	12,179	13,800
5.725% due 09/10/2018	2,211	2,311
5.780% due 08/01/2027	38	43
5.820% due 07/01/2027	1,462	1,653
5.870% due 07/01/2028	386	439
5.902% due 02/10/2018	1,909	2,052
6.020% due 08/01/2028	397	457
6.070% due 07/01/2026	479	542
6.340% due 03/01/2021	1,273	1,373
6.440% due 02/01/2021	302	332
6.700% due 12/01/2016	340	350
6.900% due 12/01/2020	481	523
6.950% due 11/01/2016	68	71
7.060% due 11/01/2019	257	280
7.150% due 03/01/2017	105	110
7.190% due 12/01/2019	95	102
7.200% due 10/01/2019	159	170
7.220% due 11/01/2020	145	153
7.500% due 04/01/2017	72	75
7.630% due 06/01/2020	640	696
7.700% due 07/01/2016	25	25

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Vendee Mortgage Trust
0.416% due 06/15/2023 (a)	$8,353	$90
6.451% due 01/15/2030	1,098	1,264
6.500% due 09/15/2024	6,661	7,519

Total U.S. Government Agencies (Cost $30,616,151)		30,944,413

U.S. TREASURY OBLIGATIONS 37.3%
U.S. Treasury Bonds
2.500% due 02/15/2045	933,700	925,821
2.750% due 08/15/2042	1,071,000	1,114,509
2.750% due 11/15/2042 (k)	1,162,600	1,209,195
2.875% due 05/15/2043 (m)	37,400	39,881
3.000% due 05/15/2042 (k)	1,095,900	1,196,157
3.000% due 11/15/2044	2,134,900	2,339,885
3.125% due 02/15/2042	443,000	495,053
3.125% due 02/15/2043	268,800	300,132
3.125% due 08/15/2044 (i)	5,070,250	5,685,413
3.375% due 05/15/2044 (k)	886,885	1,039,804
3.625% due 02/15/2044 (m)	17,050	20,864
3.750% due 11/15/2043 (k)	512,527	640,458
4.250% due 05/15/2039 (m)	291,000	384,598
4.375% due 11/15/2039	526,400	709,776
4.375% due 05/15/2040	265,600	359,141
4.500% due 05/15/2038 (m)	65,000	88,557
4.500% due 08/15/2039	146,400	200,511
4.625% due 02/15/2040 (k)	366,400	511,901
5.250% due 11/15/2028 (m)	140	191
6.000% due 02/15/2026 (m)	318	443
6.125% due 11/15/2027	285,900	413,706
6.125% due 08/15/2029	130,400	193,817
6.250% due 05/15/2030	747,200	1,135,802
U.S. Treasury Inflation Protected Securities (e)
0.125% due 01/15/2022 (k)(m)	1,722,162	1,739,115
0.125% due 07/15/2022 (k)	1,366,934	1,383,379
0.125% due 01/15/2023 (k)	24,434	24,572
0.375% due 07/15/2023 (k)	1,381	1,418
0.625% due 07/15/2021 (k)	992,709	1,041,879
0.750% due 02/15/2042	35,585	36,119
1.375% due 02/15/2044	53,155	62,698
1.750% due 01/15/2028	2,614,381	3,066,177
2.000% due 01/15/2026	2,520,353	2,991,737
2.375% due 01/15/2025	1,906,240	2,314,593
2.375% due 01/15/2027	2,997,460	3,704,675
2.500% due 01/15/2029	2,223,206	2,846,920
3.625% due 04/15/2028	141,628	200,237
3.875% due 04/15/2029	415,936	612,174
U.S. Treasury Notes
0.500% due 09/30/2016 (k)(m)	260,000	260,264
0.625% due 08/31/2017 (k)(m)	130	130
1.125% due 03/31/2020 (k)(m)	136	134
1.125% due 04/30/2020 (k)	1,119	1,105
1.250% due 01/31/2020 (k)(m)	46,500	46,253
1.500% due 11/30/2019 (k)(m)	30,300	30,527
1.500% due 01/31/2022 (k)(m)	101,400	100,085
2.000% due 02/15/2025 (i)	86,300	86,853
2.125% due 01/31/2021 (k)	781	806
2.250% due 11/15/2024 (k)(m)	3,873,200	3,981,832
2.625% due 02/29/2016 (k)	1,868	1,908
2.625% due 08/15/2020 (k)(m)	2,445	2,591
2.750% due 02/15/2019 (k)	309	327

Total U.S. Treasury Obligations (Cost $42,535,492)		43,544,123

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MORTGAGE-BACKED SECURITIES 9.1%
7 WTC Depositor LLC Trust
4.082% due 03/13/2031		$2,926	$3,006
Adjustable Rate Mortgage Trust
0.714% due 11/25/2035		38	32
1.324% due 03/25/2035		8,766	6,961
2.528% due 09/25/2035		3,958	3,095
2.530% due 07/25/2035		2,120	2,036
2.551% due 11/25/2035		8,271	7,745
2.590% due 03/25/2035		5,252	5,025
2.632% due 11/25/2035 ^		850	729
2.740% due 08/25/2035		4,435	4,402
2.760% due 09/25/2035		481	428
2.762% due 01/25/2036		3,707	3,256
2.915% due 07/25/2035		5,740	5,537
3.079% due 03/25/2036 ^		380	284
4.823% due 10/25/2035 ^		12,042	10,926
4.858% due 01/25/2036 ^		8,614	7,676
American Home Mortgage Assets Trust
0.294% due 10/25/2046		20,675	14,760
0.364% due 05/25/2046 ^		29,547	21,377
2.513% due 11/25/2035 ^		13,283	10,178
American Home Mortgage Investment Trust
0.474% due 02/25/2045		1,677	1,685
1.878% due 09/25/2045		5,514	5,356
2.003% due 09/25/2035		251	249
2.069% due 10/25/2034		13,911	13,966
2.128% due 12/25/2035		3,034	2,101
2.128% due 11/25/2045 ^		9,928	8,012
2.169% due 02/25/2044		57	57
2.378% due 02/25/2045		10,174	10,163
Arkle Master Issuer PLC
1.548% due 05/17/2060	EUR	267	288
1.957% due 05/17/2060		$40,467	40,714
Arran Residential Mortgages Funding PLC
1.448% due 05/16/2047	EUR	147,548	159,617
Banc of America Alternative Loan Trust
0.574% due 05/25/2035 ^		$1,279	985
5.000% due 08/25/2019		487	504
5.500% due 06/25/2037 ^		1,949	1,373
6.000% due 03/25/2034		4,457	4,691
6.000% due 11/25/2035 ^		1,889	1,682
6.000% due 07/25/2046 ^		3,072	2,555
Banc of America Commercial Mortgage Trust
5.369% due 10/10/2045		9,200	9,330
5.414% due 09/10/2047		15,400	15,927
5.451% due 01/15/2049		5,042	5,364
5.575% due 06/10/2049		242	243
5.587% due 04/10/2049		9,454	10,022
5.597% due 04/10/2049		644	645
5.889% due 07/10/2044		557	581
Banc of America Funding Ltd.
0.392% due 11/03/2041		29,672	29,333
Banc of America Funding Trust
0.274% due 04/25/2037		499	369
0.366% due 10/20/2036		24,003	18,112
0.366% due 10/20/2046 ^		4,329	3,391
0.384% due 04/25/2037 ^		4,577	3,274
0.386% due 04/20/2047 ^		7,786	5,829
0.416% due 04/20/2035		1,582	1,545
0.466% due 05/20/2035		1,367	948
0.476% due 02/20/2035		1,438	1,369
0.574% due 05/25/2037 ^		7,840	5,743
2.620% due 11/20/2035 ^		2,431	2,167
2.622% due 09/20/2034		487	484
2.622% due 03/20/2036		1,198	1,104
2.690% due 03/20/2035		1,477	1,476
2.771% due 02/20/2036		1,759	1,430
2.815% due 11/20/2034		7,266	6,984
2.835% due 09/20/2047 ^		9,148	6,864
2.868% due 01/20/2047 ^		173	145
2.921% due 10/20/2046 ^		3,013	2,290
4.750% due 10/25/2018		6	7
5.245% due 04/20/2036 ^		6,300	5,529
5.345% due 10/20/2046		5,014	4,250

10	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.399% due 09/20/2046 ^	$5,729	$4,791
5.458% due 05/20/2036 ^	3,287	3,068
5.500% due 09/25/2034	9,441	9,467
5.669% due 03/20/2036	466	426
5.750% due 09/25/2036	3,757	3,827
5.753% due 10/25/2036 ^	1,172	953
5.837% due 01/25/2037 ^	995	804
5.888% due 04/25/2037 ^	3,206	2,787
6.000% due 09/25/2036 ^	585	531
6.000% due 09/25/2036	7,238	6,981
Banc of America Mortgage Trust
0.874% due 11/25/2035	368	323
2.315% due 11/25/2034	1,184	1,135
2.551% due 07/25/2034	227	230
2.622% due 07/25/2035	2,481	2,365
2.642% due 07/25/2035 ^	2,281	2,124
2.645% due 09/25/2033	1,330	1,331
2.647% due 01/25/2036	5,242	4,509
2.663% due 02/25/2035	2,914	2,862
2.670% due 05/25/2034	982	982
2.678% due 06/25/2035	4,472	4,309
2.686% due 11/25/2034	2,368	2,377
2.700% due 11/25/2035 ^	1,508	1,398
2.706% due 04/25/2034	159	159
2.714% due 08/25/2035 ^	12,603	11,567
2.735% due 05/25/2033	1,432	1,448
2.735% due 06/25/2033	516	520
2.887% due 02/25/2035	1,596	1,571
3.020% due 11/25/2034	2,224	2,112
3.324% due 07/20/2032	802	819
5.239% due 07/25/2035	1,267	1,234
5.500% due 12/25/2020	620	635
5.500% due 11/25/2035	458	436
5.500% due 05/25/2037 ^	922	704
6.000% due 10/25/2036 ^	6,405	5,484
6.000% due 07/25/2046 ^	2,463	2,326
6.500% due 10/25/2031	50	53
6.500% due 09/25/2033	2,698	2,793
Banc of America Re-REMIC Trust
5.592% due 06/24/2050	32,919	34,189
5.649% due 02/17/2051	80,959	85,069
5.959% due 02/15/2051	39,629	41,334
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
4.933% due 07/10/2045	164	165
5.115% due 10/10/2045	135	136
Bayview Commercial Asset Trust
0.604% due 08/25/2034	438	418
BCAP LLC Trust
0.301% due 02/28/2037	20,457	17,464
0.311% due 11/26/2036	6,750	5,895
0.321% due 09/28/2036	43,599	35,584
0.331% due 11/26/2036	30,000	23,663
0.331% due 01/28/2037	18,694	17,965
0.341% due 08/26/2033	55,935	49,311
0.341% due 04/28/2036	17,772	16,541
0.341% due 11/28/2036	23,134	19,612
0.341% due 12/28/2036	21,000	18,293
0.341% due 08/26/2046	3,000	2,734
0.341% due 06/28/2047	56,514	48,565
0.351% due 06/26/2037	31,703	26,400
0.361% due 09/28/2046	19,848	16,878
0.361% due 11/28/2046	27,900	26,999
0.368% due 07/26/2036	8,465	8,086
0.371% due 10/28/2036	20,429	18,868
0.379% due 11/26/2035	7,292	6,819
0.384% due 05/25/2047	181	135
0.384% due 05/26/2047	4,668	4,514
0.391% due 06/28/2037	20,375	18,056
0.394% due 05/25/2047 ^	21,736	16,435
0.421% due 08/28/2036	23,900	20,874
0.422% due 07/26/2035	3,583	3,240
0.441% due 11/28/2035	48,989	44,746
0.471% due 07/28/2035	19,619	17,074
0.471% due 03/26/2036	34,000	29,189

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.484% due 11/28/2035	$19,850	$17,188
0.491% due 10/28/2035	16,625	14,405
0.501% due 01/28/2036	18,955	15,708
0.501% due 02/28/2036	29,056	23,337
0.504% due 11/26/2035	9,063	8,485
0.521% due 05/26/2036	27,320	26,429
0.551% due 01/28/2036	32,107	28,227
0.571% due 11/28/2046	23,500	20,155
0.574% due 07/26/2036	12,768	11,011
0.651% due 12/28/2035	19,600	18,464
0.671% due 02/26/2031	20,724	20,445
0.691% due 11/26/2035	2,435	2,392
0.741% due 07/28/2036	40,346	32,685
0.771% due 06/28/2035	22,800	21,677
0.861% due 01/26/2047	21,507	19,021
0.881% due 04/28/2047	20,314	17,877
0.891% due 05/28/2047	23,422	20,174
0.906% due 12/28/2034	18,541	17,792
0.911% due 01/26/2036	2,551	2,522
0.931% due 12/28/2046	26,822	24,766
0.961% due 11/26/2046	5,750	5,552
1.060% due 09/28/2037	49,227	42,231
1.101% due 01/26/2035	46,787	40,073
1.101% due 07/28/2046	31,609	28,969
1.171% due 08/26/2037	27,403	25,586
1.213% due 03/26/2037	6,983	5,584
1.471% due 11/28/2035	34,440	29,920
1.521% due 03/28/2037	37,202	33,003
1.605% due 10/26/2035	5,513	5,527
1.868% due 07/28/2047	38,806	33,852
1.871% due 07/28/2047	42,661	37,572
1.978% due 03/28/2037	30,045	27,005
2.190% due 01/28/2038	92,771	80,972
2.192% due 10/28/2046	17,986	16,753
2.194% due 12/28/2036	17,621	15,965
2.243% due 08/28/2036	22,134	19,311
2.277% due 02/28/2037	17,338	15,163
2.313% due 02/28/2036	20,668	18,962
2.325% due 03/28/2036	19,617	18,496
2.340% due 12/28/2035	27,689	26,425
2.356% due 08/28/2036	58,174	54,172
2.358% due 06/28/2036	30,364	26,810
2.368% due 05/28/2035	74,818	73,779
2.393% due 09/28/2035	35,000	33,928
2.396% due 01/26/2034	2,805	2,811
2.410% due 10/28/2035	28,478	27,959
2.412% due 02/26/2036	9,796	9,836
2.420% due 05/28/2036	23,725	19,813
2.424% due 01/28/2036	21,177	19,576
2.476% due 10/28/2035	21,777	21,112
2.480% due 09/28/2035	17,337	15,281
2.486% due 03/28/2036	17,686	14,743
2.502% due 03/26/2037	5,515	5,398
2.510% due 09/28/2035	30,415	30,201
2.520% due 02/28/2036	21,690	18,999
2.566% due 10/26/2035	21,978	21,415
2.573% due 08/28/2035	40,249	39,819
2.599% due 04/28/2036	17,467	17,214
2.604% due 12/28/2036	51,348	46,071
2.611% due 10/26/2036	5,713	5,795
2.613% due 10/28/2035	15,583	15,573
2.614% due 03/28/2036	98,707	98,845
2.628% due 06/26/2035	8,761	8,831
2.629% due 07/28/2036	36,880	35,198
2.635% due 02/28/2036	36,130	31,701
2.659% due 05/26/2036	14,253	11,438
2.671% due 05/28/2035	109,899	105,283
2.678% due 10/28/2035	47,146	39,403
2.687% due 10/28/2035	73,363	72,382
2.727% due 06/28/2047	37,309	32,349
2.878% due 05/28/2036	21,977	20,289
2.885% due 11/28/2037	21,330	17,690
3.806% due 07/28/2037	18,701	16,316
3.901% due 03/26/2036	28,185	25,705

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.919% due 12/28/2036	$21,233	$19,526
4.630% due 02/28/2036	19,287	17,907
4.828% due 11/28/2035	46,214	43,283
4.896% due 07/26/2036	2,074	1,659
4.968% due 11/28/2035	51,830	51,352
5.000% due 01/26/2021	8,180	8,370
5.025% due 09/26/2035	23,612	21,649
5.031% due 03/28/2036	21,593	21,852
5.237% due 10/28/2035	24,551	23,994
5.250% due 06/26/2036	70,827	61,427
5.250% due 09/26/2036	19,418	17,386
5.250% due 04/26/2037	67,741	63,618
5.250% due 06/26/2037	6,826	6,899
5.250% due 08/26/2037	10,632	11,104
5.366% due 08/28/2036	231,342	234,228
5.419% due 03/26/2037	30,653	30,214
5.500% due 11/25/2034	9,317	8,617
5.749% due 08/28/2046	18,120	16,777
5.750% due 02/26/2035	20,405	21,171
5.970% due 07/28/2036	160,702	160,149
5.998% due 07/28/2037	15,985	15,999
5.998% due 08/28/2037	17,960	17,961
6.000% due 10/28/2036	15,665	14,829
6.000% due 02/26/2037	22,540	22,135
6.000% due 05/28/2037	39,525	38,837
6.000% due 08/28/2037	23,063	20,538
7.575% due 10/26/2037	4,860	4,621
BCRR Trust
5.858% due 07/17/2040	8,908	9,246
Bear Stearns Adjustable Rate Mortgage Trust
2.354% due 02/25/2033	620	609
2.360% due 02/25/2036	9,399	9,393
2.405% due 04/25/2033	1,747	1,750
2.451% due 06/25/2035 ^	1,500	1,340
2.473% due 08/25/2033	29	29
2.482% due 05/25/2034	15	14
2.510% due 04/25/2033	139	140
2.522% due 01/25/2035	1,032	986
2.526% due 01/25/2034	43	40
2.549% due 01/25/2035	229	221
2.552% due 05/25/2033	907	912
2.574% due 04/25/2033	807	800
2.594% due 02/25/2033	90	84
2.602% due 11/25/2034	5,129	4,975
2.625% due 04/25/2034	66	65
2.625% due 05/25/2034	4	4
2.629% due 07/25/2034	897	883
2.641% due 03/25/2035	4,362	4,258
2.669% due 11/25/2034	1,098	1,102
2.679% due 01/25/2034	2,161	2,164
2.687% due 10/25/2035	9,122	9,141
2.699% due 09/25/2034	2,492	2,402
2.722% due 01/25/2034	3,387	3,488
2.730% due 02/25/2047	5,991	5,047
2.744% due 03/25/2035	3,494	3,361
2.749% due 11/25/2030	2,021	1,928
2.750% due 04/25/2034	2,070	2,059
2.754% due 07/25/2034	349	344
2.797% due 02/25/2034	1,643	1,613
5.035% due 08/25/2035	2,739	2,419
5.422% due 02/25/2036	2,152	2,020
Bear Stearns ALT-A Trust
0.334% due 02/25/2034	3,754	3,389
0.374% due 02/25/2034	52	38
0.494% due 08/25/2036 ^	21,464	15,815
0.494% due 01/25/2047	6,660	4,689
0.514% due 08/25/2036	6,118	4,473
0.614% due 04/25/2035	1,991	1,868
0.654% due 02/25/2036	2,901	2,371
0.674% due 03/25/2035	565	557
0.854% due 09/25/2034	1,133	1,130
0.874% due 09/25/2034	2,282	2,225
2.058% due 10/25/2033	122	114
2.109% due 02/25/2034	133	129

See Accompanying Notes	11

Schedule of Investments PIMCO Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.315% due 01/25/2036 ^	$16,042	$12,879
2.354% due 03/25/2036	24,110	16,751
2.374% due 12/25/2033	1,961	1,996
2.446% due 04/25/2035	17	17
2.480% due 08/25/2034	117	118
2.490% due 09/25/2034	1,392	1,238
2.497% due 05/25/2035	280	275
2.501% due 03/25/2036	8,815	6,519
2.522% due 02/25/2036 ^	1,887	1,448
2.528% due 08/25/2036 ^	6,318	4,027
2.619% due 11/25/2036	84	57
2.639% due 02/25/2034	3,852	3,994
2.671% due 05/25/2035	1,179	1,167
2.696% due 03/25/2036 ^	13,118	10,039
2.718% due 11/25/2036	2,058	1,598
2.733% due 01/25/2035	3,713	3,007
2.756% due 08/25/2036 ^	94	69
2.848% due 05/25/2036 ^	12,633	8,734
4.270% due 11/25/2036 ^	9,717	7,484
4.847% due 11/25/2035 ^	8,661	6,541
4.969% due 07/25/2035 ^	16,724	13,796
5.163% due 05/25/2036 ^	13,526	9,786
5.198% due 12/25/2046 ^	1,114	822
Bear Stearns Asset-Backed Securities Trust
0.574% due 11/25/2034	2,675	2,239
5.500% due 01/25/2034	54	56
5.750% due 11/25/2034	4,787	4,747
Bear Stearns Commercial Mortgage Securities Trust
4.871% due 09/11/2042	72	72
5.141% due 10/12/2042	150	152
5.331% due 02/11/2044	44,225	47,083
5.405% due 12/11/2040	435	442
5.438% due 03/11/2039	24,270	24,855
5.468% due 06/11/2041	2	2
5.656% due 06/11/2040	910	922
5.703% due 09/11/2038	287	299
5.703% due 06/11/2050	616	620
5.708% due 06/11/2040	217	221
7.000% due 05/20/2030	5,105	5,493
Bear Stearns Mortgage Securities, Inc.
3.104% due 06/25/2030	17	18
Bear Stearns Structured Products, Inc. Trust
2.514% due 01/26/2036	4,746	3,882
3.068% due 12/26/2046	4,137	3,095
Bella Vista Mortgage Trust
0.426% due 05/20/2045	41	32
Chase Mortgage Finance Trust
2.424% due 12/25/2035 ^	12,362	11,409
2.454% due 12/25/2035 ^	5,663	5,178
2.466% due 02/25/2037	62	62
2.474% due 02/25/2037	768	763
2.506% due 09/25/2036 ^	148	132
2.513% due 09/25/2036 ^	1,149	986
2.524% due 02/25/2037	739	739
2.526% due 02/25/2037	108	106
2.536% due 02/25/2037	6,363	5,938
2.592% due 03/25/2037 ^	9,220	7,772
5.090% due 03/25/2037 ^	367	348
5.500% due 12/25/2022 ^	9,012	8,137
5.500% due 03/25/2037	51	49
6.000% due 11/25/2036 ^	2,458	2,165
6.000% due 02/25/2037 ^	1,615	1,400
6.000% due 03/25/2037 ^	1,364	1,218
ChaseFlex Trust
0.321% due 06/25/2036	2,580	2,571
0.514% due 08/25/2037	14,225	9,621
0.674% due 06/25/2035	3,580	2,599
3.466% due 08/25/2037 ^	1,912	1,554
5.000% due 07/25/2037 ^	3,514	3,088
6.000% due 02/25/2037 ^	2,765	2,440
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.324% due 01/25/2036	1,796	1,633
0.354% due 05/25/2036	2,065	1,810
0.384% due 10/25/2046	3,791	3,355
0.424% due 08/25/2035	936	861

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Citicorp Mortgage Securities Trust
5.500% due 08/25/2022	$246	$249
5.500% due 12/25/2022	104	104
5.500% due 02/25/2026	240	245
5.500% due 04/25/2037	1,127	1,158
5.750% due 09/25/2037	1,056	1,071
6.000% due 06/25/2036	5,790	6,042
6.000% due 08/25/2036	1,774	1,836
Citicorp Mortgage Securities, Inc.
4.750% due 02/25/2020	903	907
Citigroup Commercial Mortgage Trust
5.431% due 10/15/2049	350	368
5.703% due 12/10/2049	512	514
5.735% due 06/14/2050	400	423
5.768% due 03/15/2049	369	382
Citigroup Mortgage Loan Trust, Inc.
0.244% due 01/25/2037	839	611
0.971% due 08/25/2035 ^	4,448	3,489
1.213% due 03/25/2037 ^	4,867	3,944
1.930% due 09/25/2035	4,755	4,635
2.277% due 10/25/2046	6,521	5,265
2.280% due 09/25/2035	35,313	35,465
2.417% due 07/25/2046 ^	6,235	5,446
2.536% due 02/25/2034	3,487	3,482
2.568% due 05/25/2035	2,840	2,750
2.573% due 08/25/2035 ^	102	75
2.592% due 12/25/2035 ^	3,191	2,447
2.690% due 07/25/2037 ^	58	55
5.372% due 04/25/2037 ^	4,060	3,596
5.500% due 11/25/2035 ^	3,552	3,300
6.434% due 11/25/2037	4,553	3,766
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.225% due 07/15/2044	813	817
5.298% due 01/15/2046	28,497	29,056
5.299% due 01/15/2046	63,164	64,605
5.322% due 12/11/2049	34,250	36,084
5.617% due 10/15/2048	3,124	3,266
CitiMortgage Alternative Loan Trust
5.750% due 07/25/2022	1,585	1,602
6.000% due 09/25/2036	790	714
6.000% due 06/25/2037 ^	1,922	1,714
Collateralized Mortgage Obligation Trust
8.000% due 09/20/2021	103	113
Collateralized Mortgage Securities Corp.
8.000% due 08/25/2017	1	1
Commercial Mortgage Lease-Backed Certificates
6.746% due 06/20/2031	154	155
Commercial Mortgage Trust
2.972% due 08/10/2046	290	302
3.055% due 07/10/2045	150	157
4.210% due 08/10/2046	830	929
5.116% due 06/10/2044	110	110
5.543% due 12/11/2049	19,400	20,292
Community Program Loan Trust
4.500% due 04/01/2029	13,613	13,757
Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	2,495	2,170
6.000% due 08/25/2037 ^	5,397	4,327
Countrywide Alternative Loan Trust
0.314% due 04/25/2047	13,766	11,689
0.334% due 12/25/2046 ^	5,460	5,531
0.344% due 11/25/2036	6,803	6,363
0.344% due 01/25/2037 ^	1,609	1,532
0.344% due 06/25/2046	2,453	2,380
0.354% due 05/25/2047	6,918	5,814
0.364% due 07/25/2046 ^	4,327	3,908
0.364% due 09/25/2046 ^	22,091	18,863
0.374% due 06/25/2037	13	11
0.374% due 04/25/2047	12,199	10,008
0.384% due 05/25/2035	233	194
0.386% due 03/20/2046	2,409	1,913
0.386% due 05/20/2046	1,396	991
0.404% due 08/25/2046 ^	39	28
0.406% due 07/20/2035	95	83
0.424% due 06/25/2035	5,502	4,856
0.424% due 09/25/2046 ^	912	413
0.424% due 10/25/2046 ^	208	134

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.434% due 07/25/2035	$4,690	$4,069
0.434% due 12/25/2035	1,605	1,425
0.434% due 07/25/2036	29,481	19,040
0.434% due 07/25/2046 ^	605	314
0.444% due 05/25/2036 ^	89	70
0.454% due 12/25/2035	39	34
0.454% due 02/25/2037	4,157	3,265
0.454% due 10/25/2046	11,000	8,804
0.464% due 11/25/2035	3,814	3,151
0.504% due 09/25/2035	2,113	1,792
0.524% due 09/25/2035	2,599	2,248
0.524% due 05/25/2036 ^	5,421	3,591
0.524% due 06/25/2036 ^	2,991	2,042
0.524% due 05/25/2037 ^	335	207
0.554% due 08/25/2036	794	794
0.624% due 08/25/2033	2	2
0.644% due 09/25/2033	1,235	1,222
0.724% due 08/25/2034	53	49
0.724% due 10/25/2036 ^	5,164	3,668
0.751% due 06/25/2034	3,618	3,504
0.874% due 10/25/2035 ^	2,663	2,219
0.944% due 11/25/2035	552	473
0.974% due 12/25/2035 ^	4,048	3,348
1.128% due 12/25/2035	879	729
1.128% due 02/25/2036	789	717
1.228% due 08/25/2035 ^	273	193
1.274% due 02/25/2036 ^	8,281	6,941
1.528% due 08/25/2035	2,468	2,261
1.628% due 11/25/2035	1,720	1,408
2.168% due 11/25/2035	745	629
4.806% due 10/25/2035 ^	1,702	1,416
5.000% due 01/25/2035	16	16
5.249% due 11/25/2035 ^	1,708	1,388
5.250% due 10/25/2033	6,577	6,815
5.250% due 06/25/2035 ^	1,149	1,066
5.500% due 11/25/2035 ^	10,765	10,054
5.500% due 11/25/2035	3,999	3,235
5.500% due 12/25/2035 ^	3,461	3,210
5.500% due 02/25/2036 ^	3,140	2,911
5.750% due 03/25/2037 ^	1,758	1,555
5.750% due 07/25/2037 ^	311	289
6.000% due 10/25/2032	129	126
6.000% due 10/25/2033	507	533
6.000% due 12/25/2033	10	10
6.000% due 02/25/2034	9	9
6.000% due 03/25/2035 ^	406	342
6.000% due 04/25/2036 ^	2,108	1,835
6.000% due 05/25/2036 ^	2,219	1,948
6.000% due 06/25/2036 ^	2,043	1,807
6.000% due 08/25/2036 ^	8,079	7,392
6.000% due 11/25/2036 ^	134	116
6.000% due 02/25/2037	685	583
6.000% due 02/25/2037 ^	10,591	8,620
6.000% due 03/25/2037 ^	3,438	2,827
6.000% due 04/25/2037	6,618	5,351
6.000% due 05/25/2037 ^	628	533
6.000% due 08/25/2037	1,181	1,076
6.250% due 12/25/2033	139	149
6.250% due 11/25/2036 ^	1,042	988
6.250% due 11/25/2036	4,445	3,650
6.250% due 08/25/2037 ^	4,398	3,934
6.500% due 05/25/2036 ^	4,375	3,890
6.500% due 09/25/2036	1,959	1,780
6.500% due 08/25/2037 ^	10,781	7,672
6.500% due 09/25/2037 ^	2,589	2,094
19.322% due 07/25/2035	2,185	2,954
Countrywide Home Loan Mortgage Pass-Through Trust
0.404% due 05/25/2035	11,162	9,497
0.464% due 04/25/2035	15,742	14,009
0.474% due 05/25/2035	2,881	2,486
0.494% due 03/25/2035	381	334
0.504% due 02/25/2035	1,590	1,463
0.514% due 02/25/2035	330	299
0.514% due 03/25/2036	996	519
0.524% due 02/25/2036 ^	229	180

12	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.574% due 08/25/2018	$201	$196
0.714% due 03/25/2035	1,141	1,073
0.934% due 09/25/2034	22	21
1.088% due 04/25/2046 ^	9,713	5,486
1.934% due 06/19/2031	119	119
2.078% due 07/25/2034	2,421	2,404
2.125% due 07/19/2031	24	25
2.203% due 06/20/2034	939	898
2.319% due 02/20/2036 ^	292	269
2.330% due 02/20/2036	37	32
2.400% due 07/20/2034	763	763
2.408% due 11/25/2034	8,050	7,649
2.416% due 11/20/2034	388	374
2.428% due 12/19/2033	80	82
2.440% due 11/20/2034	5,910	5,794
2.443% due 08/25/2034	3,092	2,848
2.458% due 10/19/2032	48	41
2.471% due 08/25/2034	4,939	4,298
2.474% due 04/20/2035	554	490
2.481% due 04/20/2036 ^	3,346	2,766
2.535% due 11/19/2033	418	409
2.539% due 05/20/2036 ^	2,636	2,166
2.549% due 03/25/2037 ^	1,368	1,101
2.550% due 09/25/2047 ^	4,146	3,727
2.570% due 04/25/2035 ^	5,512	5,005
2.576% due 02/25/2047 ^	1,456	1,221
2.590% due 08/25/2034	239	219
2.600% due 10/25/2033	3,992	3,963
2.647% due 11/25/2037	10,616	9,418
4.500% due 09/25/2035	3,982	3,899
4.782% due 10/25/2035 ^	6,663	5,768
4.946% due 02/20/2036 ^	387	342
5.000% due 09/25/2035 ^	93	86
5.026% due 10/20/2035	1,548	1,403
5.500% due 01/25/2035	695	708
5.500% due 03/25/2035	3,509	3,672
5.500% due 09/25/2035 ^	10,683	10,229
5.500% due 10/25/2035 ^	7,110	6,735
5.500% due 11/25/2035 ^	2,908	2,824
5.750% due 12/25/2035 ^	5,366	5,076
5.750% due 02/25/2037 ^	3,340	3,081
5.750% due 07/25/2037	1,770	1,676
6.000% due 05/25/2036 ^	4,356	4,033
6.000% due 12/25/2036 ^	334	317
6.000% due 02/25/2037 ^	7,071	6,791
6.000% due 03/25/2037 ^	1,258	1,187
6.000% due 07/25/2037	1,895	1,793
6.000% due 08/25/2037 ^	12,047	10,851
6.000% due 09/25/2037 ^	954	934
6.250% due 09/25/2036 ^	11,892	11,026
6.250% due 02/25/2038 ^	3,230	2,946
Countrywide Home Loan Reperforming REMIC Trust
0.514% due 06/25/2035	4,105	3,629
5.718% due 01/25/2034	514	530
6.500% due 11/25/2034	1,568	1,652
7.500% due 11/25/2034	804	874
7.500% due 06/25/2035	2,251	2,489
Credit Suisse Commercial Mortgage Trust
5.297% due 12/15/2039	131,286	138,540
5.383% due 02/15/2040	3,497	3,684
5.448% due 01/15/2049	72	72
5.460% due 09/15/2039	66,400	69,598
5.467% due 09/15/2039	24,399	25,517
5.704% due 06/15/2039	2,940	3,149
Credit Suisse First Boston Mortgage Securities Corp.
0.804% due 03/25/2032	507	471
0.914% due 06/25/2034	1,040	1,016
1.324% due 09/25/2034 ^	3,505	2,997
1.928% due 10/25/2033	95	95
2.165% due 06/25/2032	27	21
2.244% due 07/25/2033	4,163	4,122
2.473% due 09/25/2034	2,907	2,895
2.510% due 05/25/2034	4,583	4,553
4.840% due 06/25/2032	21	21
5.100% due 08/15/2038	105	105
5.104% due 08/15/2038	76	76
5.500% due 09/25/2035	9,119	8,776

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 10/25/2035		$2,752	$2,671
6.000% due 11/25/2035 ^		48	41
7.500% due 05/25/2032		102	110
7.500% due 12/25/2032		2	3
Credit Suisse Mortgage Capital Certificates
0.408% due 05/27/2037		2,700	2,306
2.253% due 07/27/2037		20,032	15,470
2.366% due 04/26/2038		2,500	2,448
2.700% due 04/28/2037		11,472	7,921
4.847% due 11/26/2035		3,324	3,363
5.383% due 02/15/2040		222	230
5.467% due 09/16/2039		19,598	20,314
5.467% due 12/16/2043		35,738	37,044
5.509% due 04/15/2047		40,150	41,411
5.575% due 06/10/2049		35,315	37,203
5.695% due 09/15/2040		21,700	22,727
5.771% due 12/16/2049		100,440	105,881
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^		1,564	854
5.863% due 02/25/2037 ^		4,083	2,425
6.000% due 07/25/2036		2,175	1,795
6.000% due 04/25/2037		2,476	2,124
7.000% due 08/25/2037		9,358	7,131
CSAB Mortgage-Backed Trust
5.684% due 12/25/2036		2,334	1,524
5.720% due 09/25/2036		2,331	1,774
6.172% due 06/25/2036 ^		3,448	2,131
DBUBS Mortgage Trust
3.386% due 07/10/2044		40,171	41,144
3.642% due 08/10/2044		530	544
3.742% due 11/10/2046		442	450
4.528% due 11/10/2046		300	324
Deco Pan Europe Ltd.
0.263% due 04/27/2018	EUR	15,066	15,987
DECO SRL
1.498% due 02/22/2026		4,657	5,014
Deco UK PLC
0.724% due 01/27/2020	GBP	10,300	14,821
Deutsche ALT-A Securities, Inc.
0.274% due 08/25/2037 ^		$13,755	10,006
0.294% due 08/25/2036		8,054	6,594
0.324% due 02/25/2047		11,019	7,708
2.743% due 10/25/2035		3,000	2,851
5.000% due 10/25/2018		94	97
5.012% due 10/25/2035		6,931	5,940
5.500% due 12/25/2035 ^		2,388	2,001
Deutsche ALT-B Securities, Inc.
0.274% due 10/25/2036 ^		17	10
5.869% due 10/25/2036 ^		1,983	1,649
5.886% due 10/25/2036 ^		1,983	1,650
6.005% due 10/25/2036 ^		1,491	1,249
6.300% due 07/25/2036 ^		2,102	1,622
Deutsche Mortgage & Asset Receiving Corp.
0.414% due 11/27/2036		8,800	7,542
DLJ Mortgage Acceptance Corp.
6.502% due 08/01/2021		86	73
Downey Savings & Loan Association Mortgage Loan Trust
0.358% due 04/19/2047 ^		1,769	630
0.998% due 09/19/2044		176	171
2.453% due 07/19/2044		45	45
EMF-NL BV
2.060% due 10/17/2041	EUR	24,132	26,201
EMF-NL Prime BV
0.860% due 04/17/2041		8,994	9,067
Eurosail PLC
1.560% due 10/17/2040		3,837	4,146
Extended Stay America Trust
2.958% due 12/05/2031		$300	307
First Horizon Alternative Mortgage Securities Trust
0.544% due 02/25/2037		45	28
0.674% due 06/25/2035		7,364	6,046
2.188% due 08/25/2034		1,023	1,012
2.200% due 08/25/2035		4,745	4,206
2.224% due 03/25/2035		88	71
5.500% due 05/25/2035		5,283	5,059
5.500% due 06/25/2035 ^		6,703	6,280
6.000% due 07/25/2036 ^		4,425	3,734
6.250% due 08/25/2037 ^		1,262	1,028

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
First Horizon Asset Securities, Inc.
5.500% due 12/25/2035 ^		$277	$249
First Horizon Mortgage Pass-Through Trust
0.444% due 02/25/2035		28	25
2.389% due 11/25/2037 ^		9,903	8,592
2.466% due 06/25/2035		2,672	2,589
2.531% due 02/25/2034		54	54
2.552% due 11/25/2034		4,548	4,568
2.560% due 08/25/2034		1,284	1,291
2.563% due 10/25/2035 ^		11,543	10,186
2.576% due 01/25/2037 ^		124	108
2.602% due 06/25/2035		4,256	3,951
2.602% due 10/25/2035		2,430	2,393
2.610% due 08/25/2035		4,053	3,726
2.704% due 04/25/2035		5,394	5,440
2.834% due 05/25/2035		1,083	1,013
4.870% due 10/25/2036		1,216	1,139
4.910% due 11/25/2035 ^		3,213	2,929
5.250% due 05/25/2021 ^		303	212
5.292% due 09/25/2035		6,240	6,076
5.500% due 01/25/2035		1,097	1,139
5.750% due 02/25/2036 ^		1,194	1,101
6.250% due 11/25/2036		10,802	10,833
First Nationwide Mortgage-Backed Pass-Through Trust
6.750% due 08/21/2031		243	252
First Republic Bank Mortgage Pass-Through Certificates
0.654% due 06/25/2030		955	957
First Republic Mortgage Loan Trust
0.475% due 08/15/2032		214	205
0.675% due 11/15/2030		37	34
0.975% due 11/15/2032		39	37
Forest Finance PLC
0.290% due 05/12/2018	EUR	3,315	3,558
Four Times Square Trust Commercial Mortgage Pass-Through Certificates
5.401% due 12/13/2028		$200	230
FREMF Mortgage Trust
0.200% due 09/25/2043 (a)		1,097,462	8,763
3.883% due 01/25/2047		100	103
GE Capital Commercial Mortgage Corp.
5.322% due 11/10/2045		355	355
GMAC Commercial Mortgage Securities, Inc.
5.301% due 08/10/2038		24	24
GMAC Mortgage Corp. Loan Trust
2.828% due 04/19/2036 ^		9,402	8,462
2.919% due 06/25/2034		32	31
2.931% due 06/25/2034		39	37
3.071% due 06/19/2035		531	543
3.948% due 05/25/2035		4,085	3,931
GMAC Mortgage Securities, Inc.
7.430% due 12/01/2021		66	65
8.950% due 08/20/2017		7	7
Granite Master Issuer PLC
0.169% due 12/20/2054	EUR	5,075	5,443
0.189% due 12/20/2054		7,915	8,492
0.190% due 12/17/2054		791	849
0.209% due 12/20/2054		7,400	7,942
0.356% due 12/20/2054		$63	63
0.357% due 12/17/2054		2,121	2,111
0.376% due 12/20/2054		29,078	28,959
0.436% due 12/20/2054		1,814	1,809
0.695% due 12/20/2054	GBP	1,203	1,777
0.725% due 12/20/2054		26,435	39,052
0.726% due 12/17/2054		10,327	15,250
0.745% due 12/20/2054		18,742	27,702
0.825% due 12/20/2054		9,003	13,317
Granite Mortgages PLC
0.345% due 03/20/2044	EUR	267	287
0.440% due 01/20/2044		1,995	2,144
0.590% due 03/20/2044		$147	147
0.657% due 01/20/2044		1,117	1,115
0.757% due 07/20/2043		132	132
0.846% due 06/20/2044	GBP	5,686	8,405
0.886% due 03/20/2044		992	1,468
0.886% due 06/20/2044		11,374	16,827
0.926% due 09/20/2044		2,177	3,223
0.943% due 01/20/2044		9,495	14,057
0.946% due 09/20/2044		756	1,118
1.043% due 07/20/2043		362	538

See Accompanying Notes	13

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Great Hall Mortgages PLC
0.155% due 03/18/2039	EUR	2,526	$2,612
0.400% due 06/18/2039		$31,276	29,670
0.694% due 03/18/2039	GBP	73,598	104,959
0.704% due 06/18/2039		20,302	28,822
Greenpoint Mortgage Funding Trust
0.374% due 10/25/2046		$816	563
0.374% due 12/25/2046 ^		677	400
0.444% due 04/25/2036 ^		115	54
0.444% due 11/25/2045		516	435
0.514% due 10/25/2046		729	405
0.614% due 06/25/2045		930	796
Greenwich Capital Commercial Funding Corp.
5.224% due 04/10/2037		54,893	55,314
5.444% due 03/10/2039		84,441	89,176
Grifonas Finance PLC
0.394% due 08/28/2039	EUR	3,838	2,846
GS Mortgage Securities Corp.
2.943% due 02/10/2046		$370	381
GS Mortgage Securities Trust
2.999% due 08/10/2044		30	31
3.679% due 08/10/2043		252	261
4.038% due 07/10/2046		400	447
4.243% due 08/10/2046		80	90
5.553% due 04/10/2038		70	71
GSMPS Mortgage Loan Trust
0.524% due 09/25/2035		8,105	6,978
7.500% due 06/25/2043		3,872	4,267
GSR Mortgage Loan Trust
0.474% due 07/25/2035		345	307
0.524% due 01/25/2034		133	114
1.850% due 04/25/2032		139	128
1.860% due 03/25/2033		26	26
2.235% due 06/25/2034		528	515
2.465% due 11/25/2035 ^		5,182	4,346
2.530% due 04/25/2036		138	126
2.601% due 04/25/2035		3,828	3,827
2.630% due 01/25/2036 ^		257	237
2.673% due 03/25/2037 ^		11,417	9,852
2.685% due 04/25/2035		574	561
2.690% due 09/25/2035		175	177
3.960% due 05/25/2035		3,549	3,445
5.000% due 05/25/2036 ^		1,391	1,354
5.000% due 05/25/2037 ^		15	13
5.500% due 06/25/2035		7,295	7,591
5.500% due 06/25/2036 ^		4,049	3,823
5.750% due 02/25/2036		2,007	1,979
5.750% due 02/25/2037 ^		4,108	3,944
6.000% due 08/25/2021 ^		312	309
6.000% due 03/25/2032		13	13
6.000% due 11/25/2035 ^		20,100	17,651
6.000% due 02/25/2036 ^		11,396	10,383
6.000% due 01/25/2037 ^		8,304	7,959
6.000% due 05/25/2037 ^		6,591	6,175
6.000% due 07/25/2037 ^		656	596
6.250% due 09/25/2036 ^		1,605	1,491
6.500% due 09/25/2036 ^		5,482	4,833
HarborView Mortgage Loan Trust
0.328% due 01/25/2047		4,702	3,640
0.358% due 07/19/2046		35,529	22,667
0.378% due 09/19/2046		6,236	4,886
0.388% due 11/19/2036		152	111
0.398% due 05/19/2035		14,779	12,382
0.418% due 06/19/2035		2,205	1,933
0.458% due 02/19/2036		11,088	8,379
0.478% due 04/19/2034		1,365	1,244
0.738% due 06/19/2034		1,131	1,059
0.818% due 01/19/2035		2,574	2,282
0.878% due 01/19/2035		5,029	3,700
0.898% due 01/19/2035		569	511
0.918% due 02/19/2034		2	2
0.978% due 11/19/2034		199	148
1.174% due 10/25/2037		2,628	2,286
2.320% due 04/19/2034		44	44
2.542% due 06/19/2045 ^		17,859	11,698
2.608% due 07/19/2035		730	662
2.647% due 12/19/2035 ^		4,828	4,295
3.083% due 06/19/2036		9,298	6,459
3.466% due 06/19/2036 ^		5,893	3,912
4.802% due 08/19/2036 ^		2,249	2,035

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Hercules Eclipse PLC
0.805% due 10/25/2018	GBP	16,206	$23,766
HomeBanc Mortgage Trust
0.434% due 01/25/2036		$4,396	3,805
0.914% due 12/25/2034		5,850	5,618
1.034% due 08/25/2029		2,913	2,736
2.182% due 04/25/2037 ^		3,769	2,278
4.952% due 04/25/2037 ^		5,644	4,612
Homestar Mortgage Acceptance Corp.
0.624% due 07/25/2034		3,002	2,984
HSI Asset Securitization Corp. Trust
0.394% due 11/25/2035		21,368	13,418
Impac CMB Trust
0.914% due 11/25/2034		2,290	2,189
0.934% due 10/25/2033		37	36
0.954% due 10/25/2034		1,053	993
4.606% due 09/25/2034		329	335
Impac Secured Assets Trust
0.344% due 01/25/2037		15,281	13,269
0.974% due 11/25/2034		706	702
2.917% due 07/25/2035		1,315	978
IndyMac Adjustable Rate Mortgage Trust
1.707% due 01/25/2032		468	453
1.717% due 01/25/2032		74	70
2.197% due 08/25/2031		393	393
IndyMac Mortgage Loan Trust
0.314% due 04/25/2037		9,166	8,519
0.334% due 04/25/2037		3,009	2,651
0.354% due 02/25/2037		25,435	17,571
0.354% due 07/25/2047		12,075	8,792
0.364% due 04/25/2037		1,574	1,150
0.374% due 11/25/2046		818	573
0.381% due 05/25/2046		172	147
0.384% due 04/25/2046		6,775	5,376
0.404% due 04/25/2035		372	327
0.414% due 07/25/2035		3,373	2,956
0.474% due 11/25/2035 ^		839	512
0.474% due 06/25/2037 ^		1,377	770
0.814% due 07/25/2045		105	93
0.954% due 05/25/2034		11	10
0.974% due 11/25/2034		70	64
0.994% due 11/25/2034		2,046	1,664
2.101% due 06/25/2037 ^		4,179	3,194
2.292% due 06/25/2037		9,755	5,665
2.342% due 07/25/2037		1,951	1,251
2.384% due 01/25/2036		9,029	7,478
2.417% due 08/25/2035		96	84
2.426% due 01/25/2036		13,183	12,356
2.499% due 01/25/2035		179	168
2.528% due 10/25/2034		4,206	4,046
2.575% due 03/25/2036		4,697	3,698
2.579% due 01/25/2036 ^		1,156	964
2.601% due 04/25/2037		10,610	8,627
2.706% due 04/25/2037 ^		22,484	16,687
2.785% due 02/25/2035		686	595
2.882% due 05/25/2036		4,710	3,540
4.507% due 08/25/2035		1,013	857
4.507% due 08/25/2035 ^		860	728
4.544% due 09/25/2035		1,964	1,686
4.544% due 09/25/2035 ^		106	3
4.649% due 10/25/2035		899	761
4.850% due 08/25/2036		2,517	2,466
6.250% due 11/25/2037 ^		1,986	1,713
JPMorgan Alternative Loan Trust
0.314% due 03/25/2037		2,461	1,797
2.692% due 05/25/2037 ^		10,494	8,462
3.073% due 11/25/2036 ^		2,791	2,363
3.143% due 12/25/2036		23,463	19,226
3.724% due 05/26/2037		53,514	49,011
6.050% due 05/25/2036		1,650	1,490
JPMorgan Chase Commercial Mortgage Securities Trust
2.072% due 12/15/2047		180	183
2.749% due 11/15/2043		464	467
3.341% due 07/15/2046		6,240	6,383
3.616% due 11/15/2043		400	421
3.673% due 02/15/2046		15,852	16,278
3.853% due 06/15/2043		2,812	2,814
4.106% due 07/15/2046		500	536
4.388% due 02/15/2046		700	756
4.918% due 10/15/2042		161	162

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.936% due 08/15/2042	$154	$154
5.259% due 01/12/2043	24,984	25,283
5.336% due 05/15/2047	156,440	164,899
5.399% due 05/15/2045	2,022	2,109
5.420% due 01/15/2049	57,683	61,208
5.440% due 06/12/2047	3,954	4,179
5.677% due 02/12/2049	1,603	1,663
5.694% due 02/12/2049	79,566	85,750
5.775% due 06/15/2049	3,500	3,746
5.841% due 04/15/2045	43,365	44,837
5.882% due 02/15/2051	33,040	35,461
JPMorgan Mortgage Trust
1.990% due 11/25/2033	26	26
1.990% due 02/25/2034	733	730
2.169% due 07/27/2037	20,294	17,613
2.344% due 11/25/2035	3,450	3,294
2.393% due 10/25/2035 ^	1,330	1,100
2.404% due 02/25/2036 ^	198	177
2.407% due 08/25/2035	9,519	9,433
2.439% due 10/25/2035	3,346	3,041
2.466% due 08/25/2036 ^	6,513	5,625
2.476% due 10/25/2035	162	162
2.489% due 07/25/2035	1,482	1,487
2.504% due 07/25/2035	3,468	3,438
2.517% due 07/25/2035	3,917	3,889
2.522% due 10/25/2036 ^	7,938	7,206
2.523% due 06/25/2035	906	858
2.529% due 08/25/2035 ^	5,128	4,876
2.548% due 08/25/2035	3,013	2,978
2.556% due 07/25/2035	344	333
2.560% due 10/25/2036 ^	94	86
2.566% due 10/25/2035	3,179	3,100
2.579% due 07/25/2035	13,896	13,927
2.591% due 04/25/2035	403	407
2.611% due 05/25/2036	7,495	6,926
2.635% due 02/25/2036 ^	33	30
2.757% due 04/25/2036	7,899	7,744
3.882% due 06/25/2035	8,575	8,475
4.323% due 06/25/2035	7,124	6,999
4.686% due 04/25/2037 ^	952	821
4.967% due 11/25/2035	6,080	5,800
5.000% due 08/25/2020	3,647	3,789
5.027% due 09/25/2035	984	966
5.050% due 04/25/2036 ^	8,996	8,466
5.162% due 07/25/2035	835	829
5.500% due 03/25/2022 ^	933	931
5.500% due 07/25/2036 ^	2,068	1,979
5.509% due 10/25/2036	277	247
6.000% due 01/25/2037 ^	26,358	24,057
6.500% due 07/25/2036 ^	5,555	4,656
6.500% due 08/25/2036 ^	1,309	1,117
Lanark Master Issuer PLC
1.662% due 12/22/2054	3,003	3,026
Lavender Trust
6.250% due 10/26/2036	10,158	8,848
LB Mortgage Trust
8.554% due 01/20/2017	649	652
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031	42	43
4.739% due 07/15/2030	11	11
5.300% due 11/15/2038	374	378
5.430% due 02/15/2040	31,821	33,962
5.858% due 07/15/2040	78	82
5.866% due 09/15/2045	37,186	40,904
Leek Finance PLC
0.485% due 12/21/2038	174	181
Lehman Mortgage Trust
0.494% due 08/25/2036 ^	15,130	11,646
0.824% due 06/25/2037 ^	1,256	983
5.000% due 12/25/2035 ^	793	752
5.451% due 01/25/2036 ^	8,093	7,609
5.500% due 01/25/2036	2,034	1,739
5.683% due 12/25/2035	9,310	7,730
5.989% due 04/25/2036	1,695	1,592
6.000% due 07/25/2036 ^	10,216	8,340
6.000% due 09/25/2036 ^	3,865	3,242
Lehman XS Trust
0.291% due 07/25/2037	8,910	7,184
0.334% due 03/25/2047 ^	14,057	10,914

14	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.344% due 12/25/2036 ^	$3,075	$2,451
0.364% due 11/25/2046	472	398
0.374% due 08/25/2046	21,857	18,340
0.374% due 08/25/2046 ^	2,639	2,036
0.434% due 02/25/2046	5,442	3,988
1.074% due 08/25/2047	16,660	11,603
1.672% due 07/25/2035	8,229	7,980
Luminent Mortgage Trust
0.334% due 11/25/2036 ^	468	385
0.344% due 12/25/2036	14,417	11,567
0.354% due 12/25/2036 ^	5,157	4,073
0.374% due 02/25/2046	112	84
0.414% due 04/25/2036	21,959	14,415
MASTR Adjustable Rate Mortgages Trust
0.384% due 04/25/2046	9,222	7,016
0.384% due 05/25/2047 ^	2,386	2,185
0.414% due 05/25/2037	1,554	1,059
0.474% due 05/25/2047 ^	821	489
2.166% due 12/25/2033	72	72
2.271% due 07/25/2035 ^	2,249	1,915
2.421% due 05/25/2034	285	279
2.484% due 12/25/2033	240	238
2.500% due 10/25/2032	952	952
2.540% due 12/25/2034	8,176	7,896
2.682% due 03/25/2035	923	820
2.970% due 10/25/2034	5,511	5,270
MASTR Alternative Loan Trust
0.574% due 03/25/2036	8,739	2,225
MASTR Asset Securitization Trust
5.750% due 05/25/2036 ^	13,958	13,855
MASTR Reperforming Loan Trust
0.531% due 07/25/2035	5,041	4,406
7.000% due 08/25/2034	3,263	3,437
7.000% due 05/25/2035	906	920
MASTR Seasoned Securitization Trust
6.238% due 09/25/2017	949	974
6.500% due 08/25/2032	7,141	7,770
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.875% due 11/15/2031	4,767	4,689
0.915% due 09/15/2030	1,347	1,334
1.055% due 11/15/2031	93	82
Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.035% due 08/15/2032	173	164
2.610% due 10/20/2029	2,947	2,976
Merrill Lynch Alternative Note Asset Trust
0.284% due 03/25/2037	1,253	602
0.344% due 02/25/2037	5,217	4,860
0.474% due 03/25/2037	3,316	1,632
2.860% due 06/25/2037 ^	2,706	2,010
6.000% due 05/25/2037 ^	10,909	8,726
Merrill Lynch Mortgage Investors Trust
0.424% due 11/25/2035	61	58
0.424% due 08/25/2036	594	572
0.444% due 04/25/2035	1,594	1,538
0.454% due 08/25/2035	723	722
0.794% due 10/25/2028	117	113
0.831% due 11/25/2029	405	392
0.834% due 06/25/2028	1,729	1,657
0.895% due 04/25/2029	1,191	1,136
0.914% due 03/25/2028	90	86
0.954% due 03/25/2028	44	43
1.045% due 10/25/2028	75	72
1.050% due 11/25/2029	592	575
1.878% due 12/25/2032	547	543
1.944% due 01/25/2029	116	116
2.199% due 05/25/2033	5,214	5,069
2.216% due 02/25/2033	44	42
2.356% due 05/25/2036	8,408	8,393
2.376% due 12/25/2035	2,278	2,141
2.379% due 02/25/2034	16	16
2.397% due 09/25/2035	8,317	8,271
2.452% due 07/25/2035	1,019	909
2.463% due 08/25/2034	1,596	1,641
2.464% due 02/25/2035	12,120	12,153
2.471% due 06/25/2035	18,456	18,029

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.522% due 12/25/2035		$2,462	$2,321
2.527% due 06/25/2037		2,196	2,114
2.529% due 12/25/2034		94	93
2.693% due 11/25/2035		9,246	9,209
2.810% due 05/25/2033		18	17
5.250% due 08/25/2036		15,867	16,575
6.720% due 11/15/2026		4	4
Merrill Lynch Mortgage Trust
5.837% due 06/12/2050		4,179	4,205
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.172% due 12/12/2049		6,733	7,080
5.414% due 07/12/2046		275	288
5.485% due 03/12/2051		34,620	37,073
5.700% due 09/12/2049		52,117	55,925
5.735% due 06/12/2050		29,150	31,459
5.874% due 08/12/2049		8,832	9,586
Morgan Stanley Bank of America Merrill Lynch Trust
2.918% due 02/15/2046		220	226
3.085% due 08/15/2046		620	650
4.083% due 07/15/2046		750	837
4.216% due 08/15/2046		580	651
Morgan Stanley Capital Trust
3.884% due 09/15/2047		2,010	2,041
5.204% due 11/14/2042		235	237
5.413% due 03/12/2044		646	656
5.439% due 02/12/2044		2,805	2,803
5.569% due 12/15/2044		26,700	28,582
5.610% due 04/15/2049		8,502	8,557
5.649% due 12/15/2044		317	319
5.671% due 04/12/2049		332	331
5.686% due 04/15/2049		58,600	62,899
Morgan Stanley Dean Witter Capital, Inc. Trust
5.500% due 04/25/2017		3	3
Morgan Stanley Mortgage Loan Trust
0.434% due 03/25/2036		3,247	2,506
0.454% due 01/25/2036		19,900	15,084
0.464% due 12/25/2035		75	63
0.474% due 03/25/2035		58	53
0.484% due 01/25/2035		15	15
0.494% due 01/25/2035		7,494	7,042
2.121% due 06/25/2036		498	480
2.451% due 07/25/2035		2,894	2,517
2.510% due 06/25/2037		1,057	719
2.646% due 07/25/2035		1,119	1,042
2.869% due 09/25/2035 ^		5,877	4,865
4.832% due 06/25/2036		19,795	14,006
5.701% due 02/25/2047		2,739	2,109
6.000% due 02/25/2036 ^		1,291	1,278
6.000% due 10/25/2037 ^		2,713	2,323
Morgan Stanley Re-REMIC Trust
5.796% due 08/12/2045		39,599	42,433
5.796% due 08/15/2045		59,651	63,899
MortgageIT Trust
0.954% due 02/25/2035		1,608	1,521
NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034		1,090	1,164
Newgate Funding PLC
0.627% due 12/15/2050	EUR	102,146	107,415
Nomura Asset Acceptance Corp.
0.394% due 05/25/2035		$200	201
0.674% due 05/25/2035		4,000	2,555
2.426% due 10/25/2035		189	177
4.062% due 02/25/2036 ^		639	532
5.820% due 03/25/2047		1,728	1,752
6.138% due 03/25/2047		1,588	1,610
6.858% due 02/19/2030		1,380	1,378
Nomura Resecuritization Trust
0.612% due 08/27/2047		67,751	65,374
Ocwen Residential MBS Corp.
7.000% due 10/25/2040 ^		9	0
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.644% due 02/25/2035		4,451	4,445
Pacific Collateralized Mortgage Obligation Trust
8.000% due 03/20/2018		2	3
Paragon Mortgages PLC
0.800% due 10/15/2041	GBP	2,189	3,070
0.922% due 05/15/2041		24,508	34,728
0.940% due 04/16/2035		5,553	7,909

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Prime Mortgage Trust
0.574% due 02/25/2019	$20	$20
0.574% due 02/25/2034	3,026	2,864
5.000% due 02/25/2019	1	1
6.000% due 06/25/2036 ^	3,692	3,570
Provident Funding Mortgage Loan Trust
2.465% due 10/25/2035	3,563	3,508
2.519% due 04/25/2034	973	977
RAAC Trust
0.544% due 09/25/2034	1,025	986
RBSSP Resecuritization Trust
0.394% due 10/27/2036	4,557	3,636
0.414% due 08/27/2037	6,627	4,538
0.444% due 09/27/2037	9,301	6,570
0.504% due 02/27/2037	5,379	4,049
0.672% due 09/26/2036	453	441
3.000% due 06/26/2037	3,245	3,280
Regal Trust 2.186% due 09/29/2031	261	246
Resecuritization Mortgage Trust
0.423% due 04/26/2021	1	1
Residential Accredit Loans, Inc. Trust
0.314% due 01/25/2037	12,408	10,215
0.324% due 02/25/2037	5,211	4,102
0.354% due 05/25/2036	27,543	22,481
0.354% due 09/25/2036	5,328	4,214
0.359% due 12/25/2036	62	48
0.364% due 07/25/2036	6,869	5,544
0.364% due 08/25/2036	12,530	9,366
0.364% due 09/25/2036	111	88
0.364% due 12/25/2036	6,288	5,375
0.374% due 05/25/2047	5,275	4,414
0.384% due 06/25/2037	3,506	2,658
0.384% due 04/25/2046	18,637	9,834
0.444% due 02/25/2046	3,075	1,825
0.474% due 08/25/2035	806	632
0.504% due 03/25/2037	1,956	716
0.574% due 01/25/2033	6	6
0.574% due 08/25/2036 ^	290	194
0.574% due 11/25/2036 ^	3,061	1,802
0.714% due 03/25/2034	1,422	1,343
0.824% due 07/25/2033	109	102
1.481% due 09/25/2045	694	591
2.937% due 04/25/2035	8,333	8,260
3.171% due 08/25/2035 ^	1,925	1,065
3.395% due 09/25/2035 ^	1,487	1,216
3.568% due 02/25/2036 ^	1,645	1,232
5.250% due 09/25/2020	11,934	11,938
6.000% due 08/25/2036	4,187	3,460
6.000% due 09/25/2036 ^	4,032	3,300
6.000% due 09/25/2036	3,528	2,887
6.000% due 11/25/2036 ^	4,079	3,203
6.250% due 03/25/2037 ^	3,167	2,615
6.500% due 09/25/2037 ^	3,750	2,919
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031	357	404
Residential Asset Securitization Trust
0.624% due 12/25/2036 ^	661	206
5.000% due 08/25/2019	1,568	1,614
5.500% due 08/25/2034	175	178
5.500% due 06/25/2035 ^	919	834
5.750% due 02/25/2036 ^	1,331	1,115
6.000% due 03/25/2037 ^	6,302	4,522
6.000% due 04/25/2037	508	441
6.000% due 05/25/2037 ^	325	288
6.000% due 07/25/2037 ^	1,721	1,271
6.250% due 08/25/2036	209	195
6.250% due 10/25/2036 ^	642	537
6.250% due 11/25/2036	2,757	1,984
6.250% due 09/25/2037 ^	2,771	1,992
6.500% due 08/25/2036	1,816	1,246
6.500% due 09/25/2036 ^	1,824	1,386
Residential Funding Mortgage Securities, Inc. Trust
0.574% due 07/25/2018	36	36
2.710% due 11/25/2035	1,634	1,441
2.990% due 09/25/2035 ^	195	156
3.190% due 02/25/2036 ^	5,828	5,246
3.335% due 02/25/2037	6,123	4,915

See Accompanying Notes	15

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.250% due 07/25/2035		$3,917	$4,062
5.500% due 12/25/2034		1,526	1,530
6.000% due 06/25/2036 ^		3,099	2,871
6.000% due 07/25/2036 ^		3,671	3,371
6.000% due 06/25/2037 ^		1,612	1,463
6.500% due 03/25/2032		221	230
ResLoc UK PLC
0.784% due 12/15/2043	GBP	4,203	5,708
RMAC Securities PLC
0.182% due 06/12/2044	EUR	3,056	3,104
0.712% due 06/12/2044	GBP	45,343	63,647
Royal Bank of Scotland Capital Funding Trust
5.223% due 08/16/2048		$40,917	42,745
5.331% due 02/16/2044		17,139	18,045
5.336% due 05/16/2047		28,329	29,401
5.420% due 01/16/2049		26,269	27,444
5.467% due 09/16/2039		6,710	6,956
5.686% due 04/16/2049		26,300	27,573
5.695% due 09/16/2040		7,500	7,905
5.964% due 02/16/2051		41,819	43,617
6.028% due 12/16/2049		33,218	34,768
6.068% due 09/17/2039		2,386	2,559
6.068% due 02/17/2051		10,000	10,099
Salomon Brothers Mortgage Securities, Inc.
0.674% due 05/25/2032		94	91
7.000% due 12/25/2018		23	25
Santa Barbara Savings and Loan Association
9.500% due 11/20/2018		33	34
Securitized Asset Sales, Inc.
0.473% due 11/26/2023		77	67
Sequoia Mortgage Trust
0.386% due 06/20/2036		3,166	2,806
0.526% due 07/20/2033		323	305
0.836% due 06/20/2033		27	26
0.843% due 05/20/2034		822	792
0.909% due 05/20/2034		3,876	3,723
0.936% due 10/20/2027		124	118
0.976% due 10/20/2027		1,604	1,574
1.045% due 09/20/2033		1,135	1,111
1.992% due 02/25/2040		460	457
2.336% due 01/20/2047 ^		3,784	3,136
2.743% due 09/20/2046 ^		7,963	6,292
3.191% due 01/20/2047 ^		5,296	4,668
Silenus European Loan Conduit Ltd.
0.198% due 05/15/2019	EUR	6,761	7,254
Structured Adjustable Rate Mortgage Loan Trust
0.474% due 09/25/2034		$3,154	2,821
0.474% due 10/25/2035		2,553	2,389
0.474% due 08/25/2036 ^		11,013	8,500
0.651% due 06/25/2035		212	212
1.528% due 01/25/2035		343	278
1.878% due 10/25/2037 ^		1,111	745
2.397% due 03/25/2034		3,241	3,261
2.403% due 12/25/2034		157	156
2.427% due 05/25/2034		235	235
2.431% due 09/25/2034		43	43
2.462% due 12/25/2035		5,490	4,255
2.462% due 12/25/2035 ^		4,502	4,376
2.474% due 08/25/2034		1,553	1,521
2.488% due 11/25/2034		1,309	1,293
2.490% due 09/25/2035		3,979	3,556
2.496% due 01/25/2035		1,605	1,546
2.498% due 02/25/2036 ^		3,505	2,808
2.537% due 08/25/2035		83	78
2.538% due 11/25/2035 ^		1,014	806
2.545% due 02/25/2034		2,258	2,251
2.575% due 01/25/2036 ^		1,401	1,380
2.592% due 05/25/2036 ^		10,608	8,607
2.618% due 09/25/2034		5,111	5,070
2.625% due 04/25/2036 ^		5,243	4,621
2.676% due 06/25/2036 ^		2,360	1,996
4.524% due 11/25/2036 ^		3,928	3,576
4.643% due 04/25/2036 ^		8,366	6,323
5.009% due 05/25/2036 ^		3,830	3,554
5.146% due 03/25/2036 ^		1,264	1,052
5.267% due 02/25/2036 ^		1,701	1,307
Structured Asset Mortgage Investments Trust
0.304% due 03/25/2037		4,295	3,259
0.344% due 03/25/2037 ^		611	167
0.364% due 06/25/2036		1,070	897

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.374% due 05/25/2036	$30,433	$22,827
0.384% due 04/25/2036	1,196	879
0.384% due 05/25/2046	196	147
0.394% due 05/25/2046	13,753	7,753
0.404% due 05/25/2045	1,072	949
0.428% due 07/19/2035	8,377	7,590
0.434% due 05/25/2046 ^	187	70
0.474% due 08/25/2036 ^	1,044	439
0.484% due 12/25/2035	5,729	4,407
0.838% due 09/19/2032	4,605	4,496
0.878% due 01/19/2034	525	511
1.018% due 10/19/2033	1,004	900
1.528% due 12/25/2035 ^	4,971	3,519
1.594% due 02/25/2036	19,491	17,116
8.010% due 06/25/2029	39	41
Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates
2.688% due 05/25/2022	384	395
Structured Asset Securities Corp.
5.500% due 06/25/2035	3,291	3,264
6.702% due 04/15/2027	25	26
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^	4,114	3,836
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
1.839% due 05/25/2032	72	70
2.116% due 07/25/2032	487	448
2.369% due 03/25/2033	1,576	1,557
2.380% due 07/25/2033	66	67
2.393% due 01/25/2034	4,924	4,790
2.516% due 02/25/2032	880	864
2.596% due 11/25/2033	220	216
5.759% due 06/25/2034	220	226
Structured Asset Securities Corp. Trust
2.610% due 10/28/2035	260	250
Suntrust Adjustable Rate Mortgage Loan Trust
2.566% due 02/25/2037 ^	1,235	1,079
2.614% due 01/25/2037 ^	10,306	9,869
2.719% due 04/25/2037 ^	1,580	1,342
2.967% due 10/25/2037	1,881	1,741
Suntrust Alternative Loan Trust
0.824% due 12/25/2035 ^	11,379	8,875
5.750% due 12/25/2035 ^	7,480	6,734
6.000% due 04/25/2036 ^	1,963	1,574
TBW Mortgage-Backed Trust
5.630% due 01/25/2037	1,003	663
5.970% due 09/25/2036	5,583	1,089
6.015% due 07/25/2037	1,901	1,419
6.500% due 07/25/2036	6,555	4,032
Thornburg Mortgage Securities Trust
0.874% due 12/25/2033	1,682	1,656
2.013% due 10/25/2043	716	703
2.525% due 09/25/2037	12,515	12,335
UBS-Barclays Commercial Mortgage Trust
1.114% due 03/10/2046 (a)	584	38
Wachovia Bank Commercial Mortgage Trust
0.352% due 06/15/2049	159,222	156,303
5.118% due 07/15/2042	49	49
5.191% due 01/15/2041	64	64
5.342% due 12/15/2043	119,950	127,509
5.416% due 01/15/2045	16,615	17,067
5.509% due 04/15/2047	62,108	65,563
5.559% due 10/15/2048	151,850	159,774
5.702% due 06/15/2049	539	543
5.707% due 06/15/2049	49,097	52,550
5.964% due 02/15/2051	19,867	21,217
Wachovia Mortgage Loan Trust LLC
2.502% due 03/20/2037 ^	5,069	4,885
2.508% due 10/20/2035	122	124
2.528% due 08/20/2035	13,165	12,528
2.629% due 08/20/2035 ^	10,265	9,374
5.418% due 10/20/2035	1,827	1,802
WaMu Mortgage Pass-Through Certificates
0.464% due 07/25/2045	522	491
WaMu Mortgage Pass-Through Certificates Trust
0.394% due 07/25/2046 ^	24	1
0.444% due 12/25/2045	1,182	1,141
0.584% due 11/25/2045	549	487
0.584% due 12/25/2045	479	426
0.894% due 11/25/2034	4,658	4,456
0.914% due 11/25/2034	1,591	1,516

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.128% due 02/25/2046	$3,338	$3,170
1.128% due 08/25/2046	326	275
1.154% due 11/25/2034	773	735
1.328% due 11/25/2042	558	525
1.528% due 06/25/2042	1,204	1,168
1.528% due 08/25/2042	494	456
1.937% due 04/25/2037 ^	5,200	4,535
1.942% due 07/25/2047 ^	6,303	4,678
1.959% due 11/25/2036 ^	54	48
1.999% due 05/25/2037	244	208
2.151% due 02/25/2037 ^	13,126	11,025
2.192% due 07/25/2046	1,449	1,312
2.192% due 08/25/2046	865	782
2.192% due 12/25/2046	12,534	11,693
2.237% due 09/25/2036 ^	12,088	10,958
2.330% due 10/25/2035	1,711	1,667
2.387% due 04/25/2035	14,288	14,056
2.392% due 12/25/2035	4,500	4,160
2.393% due 09/25/2035	1,371	1,365
2.399% due 08/25/2034	639	639
2.405% due 09/25/2033	1,594	1,648
2.441% due 09/25/2033	191	190
2.441% due 03/25/2035	4,170	4,153
2.506% due 01/25/2033	237	240
4.259% due 08/25/2036 ^	2,861	2,566
4.396% due 02/25/2037 ^	973	911
4.477% due 04/25/2037	2,680	2,497
4.519% due 01/25/2036 ^	10,558	9,767
4.529% due 07/25/2037 ^	710	663
5.049% due 08/25/2035	1,853	1,760
6.000% due 07/25/2034	1,145	1,213
Washington Mutual Mortgage Loan Trust
1.317% due 05/25/2041	59	57
Washington Mutual Mortgage Pass-Through Certificates Trust
0.334% due 02/25/2037 ^	25,897	17,987
0.414% due 01/25/2047 ^	8,283	5,839
0.624% due 04/25/2035	17,438	13,506
0.848% due 12/25/2046	37,381	26,214
0.898% due 04/25/2047 ^	404	64
1.098% due 05/25/2046	7,406	5,643
1.770% due 02/25/2031	1	1
2.024% due 02/25/2033	28	27
2.225% due 05/25/2033	131	131
2.407% due 06/25/2033	6,322	6,365
4.677% due 09/25/2036 ^	4,939	2,822
5.500% due 11/25/2035 ^	1,559	1,428
5.500% due 06/25/2037 ^	3,152	2,984
6.000% due 04/25/2036 ^	2,869	2,475
6.000% due 06/25/2037 ^	30,524	26,817
6.268% due 07/25/2036	1,795	999
6.449% due 07/25/2036 ^	3,066	1,706
Wells Fargo Alternative Loan Trust
2.596% due 07/25/2037 ^	3,321	2,815
Wells Fargo Commercial Mortgage Trust
4.218% due 07/15/2046	400	448
4.393% due 11/15/2043	300	332
Wells Fargo Mortgage-Backed Securities Trust
0.674% due 07/25/2037 ^	2,549	2,174
2.481% due 12/25/2033	1,546	1,542
2.490% due 06/25/2033	535	539
2.580% due 03/25/2036 ^	10,344	10,064
2.599% due 04/25/2036	746	724
2.602% due 08/25/2033	325	332
2.602% due 06/25/2035	543	547
2.604% due 04/25/2036 ^	52	51
2.610% due 10/25/2035	12,882	12,913
2.610% due 07/25/2036 ^	1,553	1,474
2.611% due 11/25/2034	208	207
2.611% due 10/25/2036 ^	11,266	10,429
2.613% due 06/25/2034	4,764	4,834
2.614% due 12/25/2034	1,266	1,276
2.615% due 09/25/2033	204	207
2.615% due 12/25/2033	210	211
2.615% due 07/25/2034	35	36
2.615% due 12/25/2034	26	26
2.615% due 01/25/2035	1,158	1,160
2.615% due 05/25/2035	3,129	3,131
2.615% due 03/25/2036	7,179	7,011
2.616% due 11/25/2034	1,210	1,211

16	See Accompanying Notes

March 31, 2015

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.618% due 01/25/2035		$5,640	$5,531
2.618% due 06/25/2035		5,128	5,175
2.659% due 03/25/2036 ^		5,256	5,049
5.000% due 03/25/2036		2,473	2,492
5.094% due 05/25/2035		379	366
5.250% due 01/25/2034		863	900
5.250% due 10/25/2035		2,875	3,003
5.456% due 03/25/2036		291	290
5.500% due 11/25/2035		364	373
5.500% due 01/25/2036 ^		5,311	5,150
5.500% due 02/25/2037 ^		1,495	1,382
5.652% due 04/25/2036		7,956	7,570
5.750% due 02/25/2037		853	815
5.750% due 04/25/2037 ^		5,804	5,809
6.000% due 08/25/2036		5,046	5,237
6.000% due 03/25/2037 ^		4,650	4,545
6.000% due 04/25/2037 ^		6,089	5,997
6.000% due 07/25/2037 ^		18,514	18,351
6.000% due 08/25/2037 ^		1,219	1,207
6.250% due 07/25/2037 ^		438	423
Wells Fargo-RBS Commercial Mortgage Trust
2.927% due 03/15/2046		150	157
3.667% due 11/15/2044		201	217

Total Mortgage-Backed Securities (Cost $10,206,780)			10,614,009

ASSET-BACKED SECURITIES 3.0%
Aames Mortgage Investment Trust
0.951% due 10/25/2035		3,100	2,477
ACA CLO Ltd.
0.507% due 01/20/2021		2,719	2,716
Academic Loan Funding Trust
0.974% due 12/27/2022		17,167	17,190
Access Group, Inc.
1.556% due 10/27/2025		37,886	37,968
Accredited Mortgage Loan Trust
0.304% due 02/25/2037		2,452	2,348
0.494% due 12/25/2035		2,285	2,189
1.041% due 01/25/2035		2,265	2,187
4.330% due 06/25/2033		3,460	3,140
4.980% due 10/25/2033		2,426	2,387
ACE Securities Corp.
0.234% due 10/25/2036		22	12
0.284% due 12/25/2036		7,346	3,074
0.314% due 07/25/2036		10,594	7,875
0.334% due 08/25/2036 ^		5,866	2,536
0.374% due 12/25/2036		28,323	12,036
0.394% due 08/25/2036 ^		7,538	3,291
0.611% due 11/25/2035		12,800	10,276
0.724% due 12/25/2045		5,800	3,822
0.794% due 02/25/2036 ^		3,900	3,206
0.824% due 07/25/2035		2,718	2,291
0.874% due 08/25/2045		5,977	5,812
1.149% due 11/25/2033		3,239	3,045
1.149% due 12/25/2034		1,467	1,439
1.974% due 10/25/2032		3,354	3,286
Aegis Asset-Backed Securities Trust
0.604% due 12/25/2035		3,300	2,287
0.654% due 06/25/2035		3,500	2,397
AFC Home Equity Loan Trust
0.884% due 12/22/2027		1	1
Ally Auto Receivables Trust
0.590% due 01/17/2017		166	166
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.849% due 03/25/2035		1,380	1,378
0.861% due 04/25/2034		389	384
0.954% due 05/25/2034		3,786	3,471
1.044% due 07/25/2034		489	435
3.549% due 11/25/2032		6,202	5,969
4.849% due 05/25/2034 ^		686	542
Amortizing Residential Collateral Trust
1.209% due 07/25/2032		150	145
1.299% due 08/25/2032		352	311
Aquilae CLO PLC
0.401% due 01/17/2023	EUR	7,247	7,741
Argent Securities Trust
0.284% due 09/25/2036		$5,566	2,239
0.324% due 06/25/2036		23,797	8,834
0.324% due 09/25/2036		28,476	11,517
0.364% due 03/25/2036		8,244	4,437
0.414% due 07/25/2036		8,138	3,791
0.444% due 05/25/2036		30,205	11,361

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.374% due 10/25/2035		$71	$71
0.494% due 01/25/2036		17,047	13,287
1.299% due 11/25/2034		3,522	3,026
2.196% due 05/25/2034		1,110	1,010
Asset-Backed Funding Certificates Trust
0.794% due 12/25/2034		706	705
1.031% due 12/25/2030		1,206	1,169
1.224% due 03/25/2034		5,453	4,350
1.269% due 05/25/2032		982	923
Asset-Backed Securities Corp. Home Equity Loan Trust
0.254% due 05/25/2037		294	193
0.404% due 11/25/2036		7,500	4,578
0.624% due 11/25/2035		5,800	5,134
0.931% due 10/25/2034		1	1
1.525% due 04/15/2033		369	363
3.172% due 08/15/2033		1,003	924
Avoca CLO Ltd.
0.402% due 10/15/2023	EUR	6,899	7,307
Avoca CLO PLC
0.348% due 09/15/2021		6,759	7,233
Bear Stearns Asset-Backed Securities Trust
0.241% due 12/25/2036 ^		$106	119
0.281% due 11/25/2036		3,641	3,558
0.324% due 01/25/2037		1,145	1,143
0.341% due 12/25/2036 ^		6,475	4,908
0.344% due 05/25/2036 ^		6,334	5,581
0.364% due 05/25/2037		6,249	5,849
0.364% due 01/25/2047		483	483
0.414% due 06/25/2047		7,500	6,355
0.451% due 02/25/2036		41	41
0.624% due 12/25/2042		379	374
0.814% due 12/25/2034		6	6
0.821% due 08/25/2035		6,316	5,990
0.834% due 10/25/2032		2,608	2,496
0.974% due 10/27/2032		967	924
1.174% due 10/25/2037		449	423
1.174% due 11/25/2042		272	260
2.545% due 10/25/2036		1,574	1,184
2.783% due 07/25/2036		169	161
2.963% due 06/25/2043		912	914
Berica Asset-Backed Security SRL
0.321% due 12/31/2055	EUR	32,137	34,494
BNC Mortgage Loan Trust
0.274% due 05/25/2037		$372	357
Bumper NL Finance BV
1.239% due 02/23/2023	EUR	14	15
Carlyle High Yield Partners Ltd.
0.472% due 04/19/2022		$3,031	2,992
Carrington Mortgage Loan Trust
0.234% due 01/25/2037		1,607	1,223
0.274% due 06/25/2037		156	156
0.334% due 10/25/2036		7,750	4,708
0.414% due 06/25/2036		16,000	10,739
0.424% due 10/25/2036		9,079	5,571
0.434% due 02/25/2037		53,326	38,249
0.494% due 10/25/2035		709	709
CDC Mortgage Capital Trust
0.969% due 07/25/2034		3,705	3,302
Chase Funding Trust
0.731% due 02/25/2033		47	43
0.814% due 08/25/2032		687	633
0.834% due 11/25/2032		20	20
1.074% due 02/25/2032		3,371	3,251
CIFC Funding Ltd.
0.516% due 05/10/2021		5,681	5,657
CIT Group Home Equity Loan Trust
1.224% due 09/25/2030		3,095	2,714
3.930% due 03/20/2032		305	311
CIT Mortgage Loan Trust
1.424% due 10/25/2037		127	127
Citigroup Mortgage Loan Trust, Inc.
0.234% due 07/25/2045		4,527	3,828
0.244% due 05/25/2037		3,205	2,034
0.314% due 12/25/2036		7,312	6,532
0.324% due 10/25/2036		106	106
0.344% due 07/25/2045		16,200	9,858
0.374% due 05/25/2037		7,843	5,052
0.424% due 08/25/2036		24,500	16,329
0.434% due 09/25/2036		4,979	3,325
0.434% due 01/25/2037		6,000	4,924
0.434% due 07/25/2045		7,742	4,757

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.444% due 05/25/2037		$17,700	$11,935
0.624% due 11/25/2045		4,532	4,087
0.664% due 09/25/2035 ^		11,100	8,389
0.794% due 05/25/2035		3,900	3,084
5.614% due 05/25/2036 ^		4,064	2,659
5.764% due 01/25/2037		1,731	1,234
ColumbusNova CLO Ltd.
0.507% due 05/16/2019		1,461	1,455
Conseco Finance Securitizations Corp.
6.030% due 03/01/2033		49	50
7.490% due 07/01/2031		497	555
Conseco Financial Corp.
6.240% due 12/01/2028		181	188
6.870% due 04/01/2030		353	388
7.140% due 01/15/2029		14	15
7.240% due 06/15/2028		12	13
Cordatus CLO PLC
0.370% due 01/30/2024	EUR	25,554	27,099
Countrywide Asset-Backed Certificates
0.294% due 06/25/2047		$7,870	7,796
0.321% due 01/25/2037		10,579	10,074
0.324% due 05/25/2037		50,088	44,630
0.334% due 01/25/2034		3,916	3,532
0.334% due 01/25/2046		4,977	4,468
0.344% due 06/25/2047		23,832	21,409
0.354% due 08/25/2036		649	637
0.354% due 06/25/2047		2,155	1,918
0.364% due 06/25/2036		8,185	8,013
0.364% due 06/25/2047		11,700	10,119
0.394% due 06/25/2037		11,000	6,416
0.394% due 09/25/2037		7,100	5,539
0.394% due 09/25/2047		64,600	47,870
0.404% due 10/25/2047		17,600	15,202
0.414% due 03/25/2037		13,023	7,371
0.421% due 04/25/2036		8,502	8,304
0.464% due 06/25/2036		13,440	11,136
0.464% due 08/25/2036		12,797	10,919
0.471% due 07/25/2036		10,000	8,979
0.474% due 06/25/2036		9,400	7,841
0.484% due 09/25/2037		7,200	3,564
0.511% due 04/25/2036		10,159	9,379
0.514% due 12/25/2036 ^		66	45
0.544% due 11/25/2033		1	1
0.559% due 11/25/2035		5,988	5,737
0.574% due 08/25/2034		844	787
0.611% due 04/25/2036		4,500	3,540
0.621% due 04/25/2036		2,600	1,864
0.634% due 11/25/2035		105	104
0.654% due 12/25/2031		310	234
0.664% due 10/25/2035		3,232	3,215
0.664% due 02/25/2036		3,400	2,697
0.714% due 01/25/2036		3,248	3,132
0.734% due 12/25/2035		3,000	2,806
0.914% due 05/25/2032		22	21
2.571% due 01/25/2034 ^		18,495	13,529
4.569% due 04/25/2036		2,379	2,394
5.188% due 10/25/2046 ^		18,188	15,887
5.581% due 04/25/2047 ^		9,538	7,961
Countrywide Asset-Backed Certificates Trust
0.331% due 09/25/2046		6,780	5,557
0.334% due 03/25/2037		11,294	10,285
0.624% due 04/25/2036		5,000	4,326
0.631% due 05/25/2036		11,800	9,664
0.661% due 02/25/2036		7,000	6,673
0.701% due 05/25/2035		241	241
0.701% due 02/25/2036		4,800	4,124
0.754% due 11/25/2035		2,600	2,334
0.821% due 07/25/2035		1,000	901
0.874% due 11/25/2035		2,000	1,628
0.914% due 12/25/2034		3,649	3,502
0.974% due 08/25/2047		21,500	18,394
1.071% due 04/25/2035		3,500	2,772
1.074% due 11/25/2034		914	887
4.693% due 10/25/2035		5,934	5,919
4.740% due 10/25/2035		718	716
5.103% due 05/25/2035		3,500	3,499
5.251% due 12/25/2034		2,100	2,058
Credit Suisse First Boston Mortgage Securities Corp.
0.871% due 07/25/2032		54	45
0.911% due 08/25/2032		2,042	1,811
1.824% due 05/25/2043		1,379	1,306

See Accompanying Notes	17

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Credit-Based Asset Servicing and Securitization LLC
0.231% due 11/25/2036		$149	$86
0.241% due 01/25/2037 ^		38	17
0.294% due 07/25/2037		551	369
0.321% due 11/25/2036		14,370	8,317
0.421% due 07/25/2036		10,000	7,176
0.424% due 04/25/2037		1,502	1,056
0.744% due 07/25/2036		5,576	5,080
1.271% due 04/25/2032		255	246
4.027% due 03/25/2037 ^		7,352	4,548
4.241% due 08/25/2035		22	22
6.280% due 05/25/2035		1,792	1,784
Delta Funding Home Equity Loan Trust
0.995% due 09/15/2029		210	194
Educational Funding Co. LLC
0.506% due 10/25/2029		6,731	6,256
Educational Services of America, Inc.
1.106% due 07/25/2023		24,014	24,031
EFS Volunteer LLC
1.106% due 10/26/2026		14,749	14,818
EMC Mortgage Loan Trust
0.624% due 12/25/2042		1,512	1,440
0.624% due 05/25/2043		465	443
0.914% due 05/25/2040		39	35
EquiFirst Mortgage Loan Trust
0.924% due 01/25/2034		32	28
Equity One Mortgage Pass-Through Trust
0.734% due 11/25/2032		3,027	2,862
FAB CBO BV
0.527% due 12/31/2078	EUR	1,815	1,897
FAB U.S. Ltd.
1.180% due 12/06/2045	GBP	20,510	27,808
Fieldstone Mortgage Investment Trust
0.334% due 11/25/2036		$14,740	8,722
Finance America Mortgage Loan Trust
1.074% due 08/25/2034		1,111	1,063
First Franklin Mortgage Loan Trust
0.334% due 04/25/2036		7,804	6,602
0.414% due 04/25/2036		7,400	4,840
0.414% due 08/25/2036		8,700	6,030
0.414% due 10/25/2036		8,700	6,444
0.434% due 11/25/2036		2,341	2,315
0.604% due 05/25/2035		801	797
0.624% due 11/25/2036		6,700	5,576
0.644% due 07/25/2035		825	795
0.664% due 07/25/2035		2,000	1,728
1.374% due 01/25/2035		2,690	2,249
1.599% due 10/25/2034		2,181	1,818
First NLC Trust
0.314% due 08/25/2037		4,363	2,529
0.454% due 08/25/2037		2,469	1,462
0.631% due 05/25/2035		2,015	1,709
Fraser Sullivan CLO Ltd.
0.531% due 03/15/2020		519	519
Fremont Home Loan Trust
0.234% due 01/25/2037		44	22
0.274% due 08/25/2036		499	206
0.304% due 11/25/2036		56,463	27,505
0.324% due 01/25/2037		19,361	10,018
0.334% due 08/25/2036		10,231	4,259
0.344% due 02/25/2037		73,051	41,270
0.414% due 02/25/2037		27,741	15,791
0.424% due 05/25/2036		15,201	9,015
0.444% due 04/25/2036		3,100	1,895
0.664% due 07/25/2035		1,500	1,330
1.104% due 07/25/2034		1,372	1,304
1.239% due 06/25/2035		6,100	5,275
GE-WMC Mortgage Securities Trust
0.214% due 08/25/2036		12	7
GMAC Mortgage Corp. Home Equity Loan Trust
7.000% due 09/25/2037		119	122
Grecale ABS SRL
0.488% due 04/28/2056	EUR	14,426	15,244
Greenpoint Manufactured Housing
7.270% due 06/15/2029		$431	435
8.300% due 10/15/2026		500	535
GSAA Home Equity Trust
0.294% due 04/25/2047		8,734	6,896
0.404% due 03/25/2036		10,165	9,279
0.471% due 03/25/2037		4,332	2,707
0.474% due 05/25/2047		680	480
0.544% due 06/25/2035		6,535	6,296

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.624% due 08/25/2037		$9,933	$8,825
4.872% due 06/25/2034		31	31
5.192% due 03/25/2036		15,228	10,669
GSAMP Trust
0.244% due 12/25/2036		308	169
0.264% due 01/25/2037		5,227	3,197
0.294% due 12/25/2036		9,066	5,035
0.334% due 05/25/2046		2,185	1,979
0.334% due 10/25/2046		1,535	1,507
0.354% due 11/25/2035		569	94
0.414% due 06/25/2036		7,583	4,783
0.414% due 08/25/2036		3,503	2,717
0.444% due 04/25/2036		5,500	3,546
0.544% due 03/25/2047		2,000	1,333
0.691% due 01/25/2045		1,988	1,889
1.179% due 06/25/2035		2,748	2,687
1.224% due 06/25/2034		917	885
1.424% due 03/25/2034		5,550	5,138
1.494% due 12/25/2034		2,021	1,459
1.824% due 10/25/2034		1,311	1,155
Halcyon Structured Asset Management European CLO BV
0.381% due 01/25/2023	EUR	7,189	7,655
Halcyon Structured Asset Management Long/Short Ltd.
0.481% due 08/07/2021		$31,440	31,395
Home Equity Asset Trust
0.344% due 08/25/2036		3,213	3,163
0.771% due 11/25/2032		154	137
1.269% due 05/25/2035		3,300	2,706
HSI Asset Loan Obligation Trust
0.231% due 12/25/2036		145	63
5.318% due 12/25/2036		21,003	12,484
HSI Asset Securitization Corp. Trust
0.224% due 10/25/2036		271	162
0.284% due 12/25/2036		767	365
0.344% due 12/25/2036		6,989	3,340
0.564% due 11/25/2035		5,339	3,857
Hyde Park CDO BV
0.429% due 06/14/2022	EUR	3,112	3,317
IMC Home Equity Loan Trust
5.453% due 07/25/2026		$37	36
7.310% due 11/20/2028		30	30
7.520% due 08/20/2028		35	35
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
0.314% due 11/25/2036		3,433	2,706
0.334% due 11/25/2036		8,500	5,293
0.384% due 04/25/2037		6,447	4,364
0.414% due 11/25/2036		35,326	21,043
1.031% due 10/25/2033		1,000	944
IXIS Real Estate Capital Trust
0.514% due 02/25/2036		182	179
0.594% due 02/25/2036		9,828	8,681
JPMorgan Mortgage Acquisition Corp.
0.364% due 05/25/2035		2,100	2,069
JPMorgan Mortgage Acquisition Trust
0.234% due 03/25/2047		407	400
0.251% due 08/25/2036		356	180
0.281% due 08/25/2036		64	37
0.324% due 08/25/2036		495	468
0.334% due 01/25/2036		3,900	3,564
0.334% due 07/25/2036 ^		9,152	4,336
0.334% due 05/25/2037		3,600	3,283
0.364% due 03/25/2047		25,812	13,448
0.414% due 08/25/2036		3,000	2,451
0.431% due 07/25/2036		8,800	6,339
0.434% due 03/25/2037		5,600	4,314
0.441% due 04/25/2036		6,700	5,820
6.337% due 08/25/2036 ^		3,392	2,382
Jubilee CDO BV
0.306% due 09/20/2022	EUR	4,908	5,237
0.345% due 07/30/2024		5,581	5,919
L.A. Arena Funding LLC
7.656% due 12/15/2026		$129	145
L2L Education Loan Trust
0.405% due 07/15/2025		454	454
LCM Ltd.
0.495% due 03/21/2019		3,392	3,390
Lehman ABS Mortgage Loan Trust
0.264% due 06/25/2037		10,212	6,686
0.374% due 06/25/2037		5,513	3,657

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Lehman XS Trust
0.344% due 10/25/2036		$14,321	$12,870
0.344% due 01/25/2037		10,815	9,380
5.420% due 11/25/2035 ^		1,208	1,229
Limerock CLO
0.466% due 04/24/2023		13,625	13,503
Long Beach Mortgage Loan Trust
0.554% due 08/25/2045		5,373	5,051
0.999% due 06/25/2035		1,333	1,324
1.224% due 06/25/2035		8,900	7,182
1.449% due 02/25/2035		4,500	3,531
Madison Park Funding Ltd.
1.507% due 04/22/2022		100,000	99,726
Magi Funding PLC
0.429% due 04/11/2021	EUR	13,259	14,233
Massachusetts Educational Financing Authority
1.206% due 04/25/2038		$4,216	4,246
MASTR Asset-Backed Securities Trust
0.224% due 01/25/2037		143	64
0.324% due 08/25/2036		7,087	3,775
0.404% due 02/25/2036		4,056	4,035
0.414% due 03/25/2036		10,700	6,729
0.414% due 10/25/2036		5,034	3,171
0.674% due 10/25/2035 ^		14,501	10,972
5.471% due 11/25/2035		2,022	1,991
5.719% due 02/25/2036		4,675	4,624
MASTR Specialized Loan Trust
0.571% due 07/25/2034		113	113
0.924% due 11/25/2035		3,600	2,735
Merrill Lynch First Franklin Mortgage Loan Trust
0.344% due 04/25/2037		4,305	2,552
Merrill Lynch Mortgage Investors Trust
0.234% due 11/25/2037		2,501	1,218
0.244% due 04/25/2047		17,970	10,372
0.284% due 08/25/2037		14,994	8,882
0.294% due 02/25/2037		1,405	667
0.324% due 08/25/2037		62,791	37,440
0.324% due 11/25/2037		17,817	8,825
0.344% due 07/25/2037		7,577	4,012
0.414% due 08/25/2037		3,140	1,899
0.431% due 04/25/2037		4,000	2,075
0.434% due 03/25/2037		75,100	48,065
0.494% due 03/25/2037		5,424	3,508
0.624% due 02/25/2047		29,198	21,484
MESA Trust
0.974% due 12/25/2031		1,015	931
Mid-State Capital Corp. Trust
6.005% due 08/15/2037		366	386
Mid-State Trust
7.340% due 07/01/2035		655	710
7.791% due 03/15/2038		2,706	2,810
Morgan Stanley ABS Capital, Inc. Trust
0.224% due 07/25/2036		322	193
0.234% due 12/25/2036		4,218	2,461
0.234% due 05/25/2037		2,809	1,987
0.244% due 10/25/2036		2,400	1,499
0.264% due 01/25/2037		8,862	5,439
0.274% due 11/25/2036		2,437	1,553
0.284% due 03/25/2037		9,791	5,456
0.314% due 10/25/2036		42,229	26,660
0.314% due 11/25/2036		6,432	4,507
0.314% due 05/25/2037		8,297	5,986
0.324% due 06/25/2036		12,916	9,506
0.324% due 09/25/2036		22,363	12,791
0.324% due 10/25/2036		20,256	14,149
0.324% due 11/25/2036		26,962	17,300
0.324% due 12/25/2036		3,401	2,012
0.334% due 04/25/2036		3,308	3,252
0.334% due 09/25/2036		5,788	3,477
0.354% due 03/25/2037		6,636	3,735
0.374% due 02/25/2037		3,235	1,976
0.394% due 10/25/2036		3,620	2,313
0.404% due 09/25/2036		4,324	2,628
0.404% due 10/25/2036		2,435	1,719
0.404% due 02/25/2037		14,740	7,332
0.424% due 08/25/2036		24,651	15,480
0.424% due 05/25/2037		5,033	3,642
0.514% due 03/25/2037		4,866	2,802
0.534% due 02/25/2037		11,878	6,025
0.604% due 09/25/2035		3,000	2,621

18	See Accompanying Notes

March 31, 2015

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.634% due 06/25/2034	$43	$43
0.909% due 07/25/2035	4,000	3,218
0.974% due 07/25/2037	4,750	4,619
1.119% due 06/25/2034	3,156	2,984
1.174% due 03/25/2033	1,559	1,488
1.194% due 08/25/2034	298	282
1.224% due 04/25/2035	4,200	3,074
Morgan Stanley Dean Witter Capital, Inc. Trust
1.449% due 09/25/2032	2,825	2,791
1.524% due 02/25/2033	1,713	1,640
Morgan Stanley Home Equity Loan Trust
0.334% due 04/25/2036	3,310	2,497
0.404% due 04/25/2037	18,238	11,916
0.524% due 04/25/2037	11,193	7,422
Morgan Stanley IXIS Real Estate Capital Trust
0.224% due 11/25/2036	8	4
Morgan Stanley Mortgage Loan Trust
0.244% due 01/25/2047	6	6
0.254% due 11/25/2036	5,104	2,483
0.294% due 04/25/2037	8,793	4,699
0.404% due 02/25/2037	945	557
0.534% due 04/25/2037	4,261	2,333
5.577% due 10/25/2046 ^	3,917	2,319
5.726% due 10/25/2036 ^	1,919	1,200
5.750% due 11/25/2036 ^	2,451	1,279
5.750% due 04/25/2037 ^	1,165	910
6.000% due 07/25/2047 ^	1,147	934
Motor PLC
0.654% due 08/25/2021	93,170	93,322
National Collegiate Student Loan Trust
0.434% due 02/26/2029	5,000	4,507
0.444% due 03/26/2029	23,500	21,419
Nationstar Home Equity Loan Trust
0.354% due 04/25/2037	3,668	3,527
Nelnet Student Loan Trust
1.186% due 10/25/2019	3,869	3,880
New Century Home Equity Loan Trust
0.849% due 03/25/2035	3,500	3,346
1.059% due 05/25/2034	2,250	2,133
3.174% due 01/25/2033	5,464	4,945
Nissan Auto Receivables Owner Trust
0.730% due 05/16/2016	95	95
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.504% due 10/25/2036	28,816	11,771
0.574% due 02/25/2037	2,729	1,164
0.664% due 05/25/2035	4,944	4,620
6.032% due 10/25/2036	3,726	2,035
NovaStar Mortgage Funding Trust
0.274% due 01/25/2037	5,500	2,654
0.324% due 09/25/2036	24,012	14,214
0.324% due 03/25/2037	6,074	3,103
0.344% due 11/25/2036	13,319	6,298
0.354% due 03/25/2037	5,029	2,579
0.384% due 01/25/2037	24,742	12,171
0.424% due 10/25/2036	7,849	3,932
0.474% due 06/25/2036	4,064	2,709
0.884% due 12/25/2033	913	877
0.999% due 06/25/2034	100	96
2.049% due 03/25/2035	9,200	8,167
NYLIM Flatiron CLO Ltd.
0.476% due 08/08/2020	4,838	4,811
OneMain Financial Issuance Trust
2.430% due 06/18/2024	37,100	37,204
Option One Mortgage Loan Trust
0.314% due 01/25/2037	33,879	20,717
0.344% due 05/25/2037	5,033	2,988
0.354% due 04/25/2037	9,510	5,735
0.394% due 01/25/2037	13,974	8,639
0.414% due 04/25/2037	4,626	2,744
0.424% due 03/25/2037	2,105	1,225
0.424% due 07/25/2037	4,806	3,010
0.504% due 04/25/2037	3,653	2,232
0.534% due 01/25/2036	6,600	4,486
0.684% due 08/25/2035	4,500	3,462
Option One Mortgage Loan Trust Asset-Backed Certificates
0.634% due 11/25/2035	8,500	6,322
Palisades CDO Ltd.
0.617% due 07/22/2039	12,195	12,087
Panhandle-Plains Higher Education Authority, Inc.
1.404% due 10/01/2035	21,812	22,186

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Park Place Securities, Inc.
0.434% due 09/25/2035		$49	$49
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.974% due 12/25/2034		7,369	6,239
Penta CLO S.A.
0.398% due 06/04/2024	EUR	42,470	45,242
People’s Choice Home Loan Securities Trust
0.891% due 05/25/2035 ^		$3,100	2,848
1.116% due 05/25/2035 ^		7,000	5,172
1.521% due 01/25/2035		6,500	5,535
People’s Financial Realty Mortgage Securities Trust
0.314% due 09/25/2036		24,741	10,247
Popular ABS Mortgage Pass-Through Trust
0.264% due 06/25/2047 ^		4,077	3,981
0.384% due 01/25/2037		7,000	5,797
0.804% due 06/25/2035		3,676	3,188
Primus CLO Ltd.
0.486% due 07/15/2021		142,548	140,318
RAAC Trust
0.444% due 05/25/2036		1,949	1,770
0.474% due 06/25/2044		4,748	4,116
0.514% due 02/25/2036		3,600	3,229
0.524% due 11/25/2046		15,950	13,896
0.574% due 06/25/2047		4,859	4,549
1.674% due 09/25/2047		10,900	8,916
Race Point CLO Ltd.
0.513% due 04/15/2020		14,772	14,759
Renaissance Home Equity Loan Trust
0.534% due 11/25/2034		395	339
0.874% due 08/25/2032		104	96
1.051% due 08/25/2033		90	85
5.565% due 02/25/2036		9	8
Residential Asset Mortgage Products Trust
0.344% due 05/25/2036		642	637
0.394% due 10/25/2034		2,654	2,408
0.404% due 01/25/2036		1,843	1,780
0.464% due 02/25/2036		4,650	4,030
0.474% due 05/25/2036 ^		5,549	4,232
2.094% due 11/25/2034		6,880	6,144
2.721% due 12/25/2034		2,000	1,683
5.072% due 04/25/2034		585	601
Residential Asset Securities Corp. Trust
0.304% due 11/25/2036		17,581	14,556
0.324% due 08/25/2036		2,352	2,183
0.324% due 09/25/2036		2,721	2,657
0.334% due 06/25/2036		1,877	1,806
0.344% due 11/25/2036		6,960	6,135
0.354% due 04/25/2036		4,271	4,014
0.374% due 02/25/2036		1,174	1,161
0.414% due 10/25/2036		3,000	2,350
0.444% due 07/25/2036		12,000	6,289
0.444% due 05/25/2037		4,300	3,890
0.454% due 04/25/2036		4,200	3,496
0.464% due 03/25/2036		2,851	2,819
0.584% due 01/25/2036		3,160	2,775
0.614% due 11/25/2035		6,840	6,099
0.674% due 07/25/2032 ^		4	3
0.754% due 06/25/2033		1,993	1,709
0.764% due 09/25/2035		5,000	4,478
0.996% due 07/25/2034		1,650	1,480
1.269% due 03/25/2035		3,424	2,870
Residential Mortgage Loan Trust
1.671% due 09/25/2029		12	11
RMF Euro CDO PLC
0.345% due 09/11/2022	EUR	3,987	4,267
SACO, Inc.
0.594% due 03/25/2036 ^		$76	107
0.671% due 12/25/2035		72	69
Salomon Brothers Mortgage Securities, Inc.
0.734% due 09/25/2028		563	532
Securitized Asset-Backed Receivables LLC Trust
0.234% due 12/25/2036 ^		310	115
0.264% due 07/25/2036		4,901	2,450
0.304% due 05/25/2037 ^		1,008	711
0.334% due 07/25/2036		3,594	1,820
0.414% due 07/25/2036		4,621	2,369
0.424% due 03/25/2036		15,310	8,839
0.424% due 05/25/2036		8,200	4,788
0.444% due 03/25/2036		6,907	5,706
0.879% due 04/25/2035		171	169
1.134% due 01/25/2036 ^		7,927	6,629

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SG Mortgage Securities Trust
0.324% due 10/25/2036		$20,988	$10,873
SLC Student Loan Trust
1.171% due 06/15/2021		4,300	4,333
SLM Private Credit Student Loan Trust
0.511% due 12/16/2041		12,000	10,607
SLM Private Education Loan Trust
1.575% due 12/15/2023		8,092	8,125
2.425% due 06/16/2042		18,000	19,060
2.825% due 12/16/2019		19,942	20,162
3.200% due 05/16/2044		3,266	3,377
3.425% due 05/16/2044		35,792	37,927
SLM Student Loan Trust
0.287% due 12/15/2023	EUR	98	104
0.297% due 06/17/2024		20,684	21,846
0.346% due 10/25/2022		$304	304
0.386% due 01/25/2019		1,867	1,866
0.426% due 04/27/2020		4,706	4,701
0.586% due 01/25/2022		12,000	11,893
0.756% due 10/25/2017		16,534	16,547
0.806% due 10/25/2017		25	25
0.906% due 04/25/2019		700	704
1.156% due 07/25/2023		700	713
1.471% due 12/15/2033		23,448	23,620
1.556% due 01/25/2018		785	788
1.756% due 04/25/2023		56,496	57,986
1.956% due 07/25/2023		3,075	3,204
Soundview Home Loan Trust
0.284% due 01/25/2037		61	42
0.334% due 11/25/2036		12,721	10,855
0.334% due 01/25/2037		5,909	4,105
0.354% due 02/25/2037		10,773	4,895
0.354% due 08/25/2037		4,000	2,894
0.384% due 06/25/2037		26,334	16,160
0.414% due 07/25/2036		13,400	8,485
0.424% due 08/25/2037		3,828	2,676
0.434% due 02/25/2037		13,900	6,405
0.454% due 05/25/2036		5,000	3,994
0.474% due 11/25/2035		3	3
0.999% due 06/25/2035		5,205	4,692
South Carolina Student Loan Corp.
1.012% due 03/02/2020		688	691
1.262% due 09/03/2024		600	606
Specialty Underwriting & Residential Finance Trust
0.274% due 11/25/2037		1,043	692
0.471% due 12/25/2036		9,396	7,493
0.524% due 09/25/2036		3,459	3,399
0.524% due 03/25/2037		5,327	2,947
0.674% due 06/25/2036		1,795	1,715
0.854% due 01/25/2034		23	20
1.149% due 12/25/2035		5,290	4,719
5.019% due 02/25/2037 ^		8,679	4,287
Stone Tower CLO Ltd.
0.487% due 04/17/2021		3,585	3,541
Structured Asset Investment Loan Trust
0.324% due 06/25/2036		3,493	3,002
0.474% due 01/25/2036		6,526	5,050
0.874% due 04/25/2033		1,833	1,783
1.074% due 05/25/2035		9,400	7,867
1.104% due 09/25/2034		647	578
1.149% due 01/25/2035		10,188	7,112
1.174% due 09/25/2034		428	415
1.299% due 01/25/2035		3,957	856
1.374% due 01/25/2033		213	210
1.554% due 04/25/2033		1,072	940
1.749% due 01/25/2035		4,313	423
1.899% due 01/25/2035 ^		5,446	190
Structured Asset Securities Corp.
5.180% due 10/25/2034		1,813	1,890
Structured Asset Securities Corp. Mortgage Loan Trust
0.274% due 01/25/2037		946	945
0.284% due 01/25/2037		2,348	2,322
0.334% due 03/25/2036		197	190
0.354% due 01/25/2037		3,867	1,969
0.424% due 09/25/2036		4,500	3,594
0.474% due 06/25/2035		3,230	2,852
0.544% due 04/25/2036		6,436	5,548
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
5.410% due 06/25/2033		56	56
Symphony CLO Ltd.
0.497% due 05/15/2019		68,252	67,841

See Accompanying Notes	19

Schedule of Investments PIMCO Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Triaxx Prime CDO Ltd.
0.436% due 10/02/2039		$128,163	$107,279
Wachovia Loan Trust
0.534% due 05/25/2035		1,200	1,170
Washington Mutual Asset-Backed Certificates Trust
0.231% due 10/25/2036		2,212	1,151
Wood Street CLO BV
0.339% due 03/29/2021	EUR	9,917	10,575

Total Asset-Backed Securities (Cost $3,215,804)			3,445,231

SOVEREIGN ISSUES 10.2%
Athens Urban Transportation Organisation
4.851% due 09/19/2016		6,010	4,750
Autonomous Community of Catalonia
3.875% due 04/07/2015		35,750	38,482
3.875% due 09/15/2015		6,585	7,187
4.300% due 11/15/2016		4,750	5,391
4.750% due 06/04/2018		40,886	48,736
4.900% due 09/15/2021		3,200	4,036
4.950% due 02/11/2020		4,950	6,112
Autonomous Community of Valencia
3.250% due 07/06/2015		3,413	3,707
4.000% due 11/02/2016		5,900	6,717
4.375% due 07/16/2015		64,317	70,281
Banco Nacional de Desenvolvimento Economico e Social
3.375% due 09/26/2016		$76,900	77,381
4.125% due 09/15/2017	EUR	37,800	41,732
Brazil Letras do Tesouro Nacional
0.000% due 07/01/2015	BRL	6,833,261	2,078,255
0.000% due 10/01/2015		9,251,960	2,722,011
0.000% due 01/01/2016		4,577,952	1,304,040
0.000% due 04/01/2016		718,000	198,248
0.000% due 01/01/2017		803,700	201,961
Brazil Notas do Tesouro Nacional
10.000% due 01/01/2017		658,849	196,735
Canada Housing Trust
2.400% due 12/15/2022	CAD	700	588
China Development Bank Corp.
5.800% due 01/03/2016	CNY	5,445	900
China Government International Bond
3.320% due 06/12/2015		25,250	4,073
France Government Bond
0.500% due 05/25/2025	EUR	308,100	332,144
3.250% due 05/25/2045		30,000	50,033
Korea Development Bank
3.250% due 03/09/2016		$9,800	10,002
3.250% due 09/20/2016		21,600	22,253
4.000% due 09/09/2016		20,000	20,836
Korea Housing Finance Corp.
4.125% due 12/15/2015		96,300	98,486
Mexico Government International Bond
4.000% due 11/15/2040 (e)	MXN	908,570	65,468
4.000% due 11/08/2046 (e)		4,051,122	296,018
7.750% due 05/29/2031		491,700	36,713
New South Wales Treasury Corp.
2.750% due 11/20/2025	AUD	1,223	1,155
New Zealand Government Bond
2.000% due 09/20/2025	NZD	25,793	19,795
Province of Ontario
1.650% due 09/27/2019		$85,700	86,133
3.000% due 07/16/2018		17,500	18,480
3.150% due 06/02/2022	CAD	105,550	91,554
4.000% due 10/07/2019		$23,855	26,384
4.000% due 06/02/2021	CAD	543,800	492,942
4.200% due 06/02/2020		294,000	266,083
4.400% due 06/02/2019		31,175	27,938
4.400% due 04/14/2020		$18,900	21,396
5.500% due 06/02/2018	CAD	20,700	18,665
Province of Quebec
2.750% due 08/25/2021		$81,800	85,542
3.500% due 07/29/2020		11,900	12,944
3.500% due 12/01/2022	CAD	68,053	60,351
4.250% due 12/01/2021		372,700	343,799
4.500% due 12/01/2020		773,800	714,696
4.625% due 05/14/2018		$1,000	1,103
Republic of Germany
0.750% due 04/15/2018 (e)	EUR	3,237	3,674
2.500% due 07/04/2044		26,400	43,019
2.500% due 08/15/2046		153,800	254,348
3.250% due 07/04/2042		33,400	60,184
4.250% due 07/04/2039		460,800	910,768
4.750% due 07/04/2040		47,500	101,403

	PRINCIPAL AMOUNT (000s)		MARKET VALUE (000s)
Republic of Greece Government Bond
3.800% due 08/08/2017	JPY	6,830,000	$37,928
4.500% due 07/03/2017		5,920,000	33,049
5.000% due 08/22/2016		6,000,000	34,658
5.250% due 02/01/2016		1,078,800	6,249
Slovenia Government International Bond
2.250% due 03/25/2022	EUR	8,300	9,753
4.125% due 02/18/2019		$400	424
4.625% due 09/09/2024	EUR	200	282
4.700% due 11/01/2016		400	462
5.250% due 02/18/2024		$15,200	17,522
5.500% due 10/26/2022		62,600	72,384
5.850% due 05/10/2023		16,400	19,475
Xunta de Galicia
5.763% due 04/03/2017	EUR	20,443	24,389
6.131% due 04/03/2018		21,720	27,506
6.964% due 12/28/2017		10,400	13,213

Total Sovereign Issues (Cost $13,740,436)			11,912,926

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%
Wells Fargo & Co.
7.500% (f)		182,618	222,840

INDUSTRIALS 0.0%
Motors Liquidation Co.
5.250% due 03/06/2032 (c)		8,712,560	0
6.250% due 07/14/2033 (c)		475,440	0

			0

Total Convertible Preferred Securities (Cost $212,129)			222,840

PREFERRED SECURITIES 0.0%
BANKING & FINANCE 0.0%
CoBank ACB
6.250% due 10/01/2022 (f)		40,000	4,111
GMAC Capital Trust
8.125% due 02/15/2040		384,549	10,094
Navient Corp. CPI Linked Security
2.756% due 03/15/2017		4,700	116

Total Preferred Securities (Cost $14,433)			14,321

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 3.8%

CERTIFICATES OF DEPOSIT 1.4%
Banco Bilbao Vizcaya Argentaria S.A.
0.983% due 10/23/2015		$194,750	194,624
1.078% due 05/16/2016		155,000	154,351
1.081% due 05/16/2016		500	498
Banco do Brasil S.A.
1.211% due 06/29/2015		160,000	160,021
Intesa Sanpaolo SpA
1.632% due 04/11/2016		11,200	11,238
1.650% due 04/07/2015		249,600	249,592
Itau Unibanco Holding S.A.
1.151% due 06/04/2015		339,000	338,978
1.190% due 06/26/2015		223,000	222,988
Sumitomo Mitsui Banking Corp.
0.609% due 05/02/2017		315,300	315,322

			1,647,612

COMMERCIAL PAPER 0.1%
Tesco Treasury Services PLC
1.024% due 08/18/2015		107,500	106,378

REPURCHASE AGREEMENTS (h) 0.0%			55,700

SHORT-TERM NOTES 0.2%
JPMorgan Chase Bank N.A.
1.545% due 07/02/2015		143,275	141,484
1.615% due 07/02/2015		80,754	80,415

			221,899

JAPAN TREASURY BILLS 2.0%
0.004% due 06/22/2015 - 06/29/2015 (d)	JPY	280,600,000	2,339,577

MEXICO TREASURY BILLS 0.0%
3.052% due 05/28/2015	MXN	616,400	40,221

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
U.S. TREASURY BILLS 0.1%
0.018% due 04/16/2015 - 06/25/2015 (d)(i)(k)(m)	$122,815	$122,812

Total Short-Term Instruments (Cost $4,540,707)		4,534,199

Total Investments in Securities (Cost $128,188,568)		130,110,170

	SHARES
INVESTMENTS IN AFFILIATES 9.4%
SHORT-TERM INSTRUMENTS 9.4%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.4%
PIMCO Short-Term Floating NAV Portfolio	37,720,686	376,943
PIMCO Short-Term Floating NAV Portfolio III	1,070,890,185	10,620,018

Total Short-Term Instruments (Cost $10,995,794)		10,996,961

Total Investments in Affiliates (Cost $10,995,794)		10,996,961

Total Investments 120.8% (Cost $139,184,362)		$141,107,131
Financial Derivative Instruments (j)(l) 3.7% (Cost or Premiums, net $(157,827))		4,329,484
Other Assets and Liabilities, net (24.5%)		(28,587,866)

Net Assets 100.0%		$116,848,749

20	See Accompanying Notes

March 31, 2015

Notes to Schedule of Investments (amounts in thousands*, except number of contracts and units):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Ally Financial, Inc.	2.500%	03/15/2017	03/10/2014	$274,300	$270,650	0.23%
Intercapital PLC	2.183%	06/28/2015	08/19/2014	6,000	5,998	0.01%
Navient Corp.	5.000%	12/15/2015	03/06/2014 - 03/10/2014	2,078	2,095	0.00%
Pinnacol Assurance	8.625%	06/25/2034	06/23/2014	15,000	16,134	0.01%

				$297,378	$294,877	0.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received (1)
BPG	0.300%	03/31/2015	04/01/2015	$45,700	Fannie Mae 3.500% due 01/01/2045	$(4,049)	$45,700	$45,700
					U.S. Treasury Notes 2.625% due 11/15/2020	(42,690)
SSB	0.000%	03/31/2015	04/01/2015	10,000	Freddie Mac 2.080% due 10/17/2022	(10,202)	10,000	10,000

Total Repurchase Agreements						$(56,941)	$55,700	$55,700

(1)	Includes accrued interest.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Reverse Repurchase Agreements
BCY	(0.250%)	02/27/2015	02/26/2017		$(12,383)	$(12,380)
BRC	(2.000%)	01/30/2015	01/28/2017		(6,276)	(6,255)
	(2.000%)	03/02/2015	02/27/2017		(852)	(851)
	(1.000%)	01/20/2015	01/15/2017		(8,457)	(8,440)
CFR	(0.650%)	02/16/2015	02/13/2017	EUR	(3,717)	(3,993)
DEU	(0.500%)	03/13/2015	03/12/2017		$(2,965)	(2,964)
JML	(0.100%)	02/23/2015	02/19/2017		(7,605)	(7,604)

Total Reverse Repurchase Agreements						$(42,487)

SALE-BUYBACK TRANSACTIONS:
Counterparty	Borrowing Rate	Borrowing Date	Maturity Date		Amount Borrowed (2)	Payable for Sale-Buyback Transactions
BCY	(1.750%)	03/31/2015	04/01/2015		$(86,968)	$(86,964)
GSC	1.100%	03/31/2015	04/01/2015		(43,326)	(43,328)

Total Sale-Buyback Transactions						$(130,292)

(2)	The average amount of borrowings outstanding during the period ended March 31, 2015 was $1,945,982 at a weighted average interest rate of (0.062%).

SHORT SALES*:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae	4.000%	04/01/2030	$37,000	$(39,059)	$(39,073)
Ginnie Mae	6.000%	04/01/2045	900	(1,020)	(1,024)

Total Short Sales				$(40,079)	$(40,097)

*	Short Sales shown are To-Be-Announced (“TBA”) securities which are not subject to collateral pledging under the terms of any master agreements.

See Accompanying Notes	21

Schedule of Investments PIMCO Total Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of March 31, 2015:

(i)	Securities with an aggregate market value of $179,295 have been pledged as collateral under the terms of the following master agreements as of March 31, 2015.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/Pledged	Net Exposure (3)
Global/Master Repurchase Agreement
BCY	$0	$(12,380)	$0	$(12,380)	$12,173	$(207)
BPG	45,700	0	0	45,700	(46,739)	(1,039)
BRC	0	(15,546)	0	(15,546)	16,633	1,087
CFR	0	(3,993)	0	(3,993)	4,865	872
DEU	0	(2,964)	0	(2,964)	3,072	108
JML	0	(7,604)	0	(7,604)	8,067	463
SSB	10,000	0	0	10,000	(10,202)	(202)
Master Securities Forward Transaction Agreement
BCY	0	0	(86,964)	(86,964)	86,853	(111)
GSC	0	0	(43,328)	(43,328)	43,171	(157)

Total Borrowings and Other Financing Transactions	$55,700	$(42,487)	$(130,292)

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(j)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

					Variation Margin
Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Asset	Liability
90-Day Eurodollar December Futures	Short	12/2015	99,488	$(42,910)	$0	$(3,731)
90-Day Eurodollar December Futures	Short	12/2016	1,054	(660)	0	(119)
90-Day Eurodollar June Futures	Short	06/2015	30,223	(1,873)	0	(378)
90-Day Eurodollar June Futures	Short	06/2016	9,304	(1,567)	0	(814)
90-Day Eurodollar March Futures	Short	03/2016	63,887	(25,035)	0	(3,994)
90-Day Eurodollar September Futures	Short	09/2015	65,938	(23,022)	0	(1,648)
90-Day Eurodollar September Futures	Short	09/2016	35,246	(8,225)	0	(3,525)
Call Options Strike @ EUR 160.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	13,127	50	565	(565)
Call Options Strike @ EUR 161.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	877	112	19	(19)
Canada Government 10-Year Bond June Futures	Short	06/2015	12,653	(7,229)	999	(1,099)
Euro-Bund 10-Year Bond June Futures	Long	06/2015	31,502	46,966	9,212	(1,974)
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	13,127	1,777	565	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond June Futures	Short	05/2015	877	150	47	0
U.S. Treasury 5-Year Note June Futures	Long	06/2015	31,819	40,297	6,463	0
U.S. Treasury 10-Year Note June Futures	Long	06/2015	153,918	166,833	45,644	(12)
U.S. Treasury 30-Year Bond June Futures	Long	06/2015	7,567	15,933	3,074	0
United Kingdom 90-Day LIBOR Sterling Interest Rate June Futures	Short	06/2016	26,058	(13,439)	1,449	(483)
United Kingdom 90-Day LIBOR Sterling Interest Rate March Futures	Short	03/2016	61,434	(23,770)	2,278	(1,139)
United Kingdom Long Gilt June Futures	Short	06/2015	5,000	(15,438)	2,299	(148)

Total Futures Contracts				$108,950	$72,614	$(19,648)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

							Variation Margin
Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Market Value (5)	Unrealized (Depreciation)	Asset	Liability
Berkshire Hathaway, Inc.	1.000%	06/20/2015	0.123%	$30,000	$70	$(78)	$0	$0
Berkshire Hathaway, Inc.	1.000%	12/20/2015	0.124%	60,000	410	(142)	0	0

					$480	$(220)	$0	$0

22	See Accompanying Notes

March 31, 2015

Credit Default Swaps on Credit Indices - Buy Protection (1)

								Variation Margin
Index/Tranches	Fixed Deal (Pay) Rate		Maturity Date	Notional Amount (4)		Market Value (5)	Unrealized (Depreciation)	Asset	Liability
iTraxx Europe 23 5-Year Index	(1.000%	)	06/20/2020	EUR	662,250	$(16,176)	$(36)	$25	$0

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

								Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Receive	3-Month USD-LIBOR	0.665%	04/17/2016		$16,684,200	$(29,899)	$(31,503)	$0	$(1,343)
Receive	3-Month USD-LIBOR	0.750%	06/17/2016		7,549,000	(12,523)	(4,293)	0	(1,049)
Receive	3-Month USD-LIBOR	1.050%	10/19/2016		8,728,400	(19,464)	(17,980)	0	(2,098)
Receive	3-Month USD-LIBOR	1.000%	04/17/2017		16,686,600	(55,991)	(104,910)	0	(8,103)
Receive	3-Month USD-LIBOR	1.250%	06/17/2017		553,500	(3,439)	(926)	0	(327)
Receive	3-Month USD-LIBOR	1.500%	09/16/2017		2,324,100	(18,317)	(11,159)	0	(1,641)
Receive	3-Month USD-LIBOR	1.680%	10/16/2019		500,000	(8,623)	(7,648)	0	(817)
Receive	3-Month USD-LIBOR	1.650%	10/16/2019		658,100	(10,316)	(9,658)	0	(1,057)
Receive	3-Month USD-LIBOR	1.800%	12/03/2019		2,591,300	(52,691)	(48,082)	0	(4,323)
Receive	3-Month USD-LIBOR	2.550%	10/16/2024		1,500,000	(89,395)	(83,695)	0	(3,014)
Receive	3-Month USD-LIBOR	2.500%	10/16/2024		4,000,000	(219,705)	(210,930)	0	(8,016)
Receive	3-Month USD-LIBOR	2.550%	10/29/2024		400,000	(23,568)	(15,689)	0	(827)
Receive	3-Month USD-LIBOR	4.250%	06/15/2041		3,312,700	(1,300,301)	(245,543)	0	(5,042)
Receive	3-Month USD-LIBOR	2.750%	06/19/2043		5,727,700	(485,371)	(953,822)	0	(5,356)
Receive	3-Month USD-LIBOR	3.500%	12/18/2043		3,111,500	(778,825)	(952,620)	0	(3,670)
Receive	3-Month USD-LIBOR	2.800%	12/18/2043		113,900	(11,047)	(16,360)	0	(113)
Receive	3-Month USD-LIBOR	2.000%	06/15/2022		1,754,800	(16,053)	(4,342)	0	(3,590)
Receive	6-Month EUR-EURIBOR	0.950%	03/25/2025	EUR	287,900	(12,269)	(11,694)	0	(938)
Pay	6-Month EUR-EURIBOR	0.750%	09/16/2025		262,000	4,295	4,671	937	0
Receive	6-Month GBP-LIBOR	1.500%	09/18/2016	GBP	100,000	(1,615)	(592)	0	(1)
Receive	6-Month GBP-LIBOR	1.550%	10/06/2016		917,900	(9,663)	(9,663)	0	(9)
Receive	6-Month GBP-LIBOR	1.510%	10/07/2016		1,589,300	(15,769)	(1,052)	0	(15)
Receive	6-Month GBP-LIBOR	1.500%	09/16/2017		2,581,300	(36,684)	(7,547)	163	0
Receive	6-Month GBP-LIBOR	1.837%	10/06/2017		459,900	(10,816)	(10,816)	31	0
Receive	6-Month GBP-LIBOR	1.500%	12/16/2017		760,000	(8,676)	(6,941)	74	0
Receive	28-Day MXN-TIIE	3.420%	06/05/2015	MXN	25,094,000	(386)	(386)	0	(49)
Receive	28-Day MXN-TIIE	3.540%	08/31/2015		18,363,000	(486)	(1)	0	(113)
Receive	28-Day MXN-TIIE	3.615%	12/18/2015		14,500,000	129	129	110	0
Receive	28-Day MXN-TIIE	3.605%	12/18/2015		8,675,000	121	121	66	0
Pay	28-Day MXN-TIIE	3.960%	05/16/2016		6,039,400	12	12	26	0
Pay	28-Day MXN-TIIE	5.600%	09/06/2016		7,066,979	10,581	(4,104)	111	0
Pay	28-Day MXN-TIIE	4.035%	02/03/2017		13,260,000	(2,429)	(50)	327	0
Pay	28-Day MXN-TIIE	5.000%	09/13/2017		1,986,900	1,783	(576)	70	0
Pay	28-Day MXN-TIIE	5.500%	09/13/2017		17,159,500	29,275	(8,744)	607	0
Pay	28-Day MXN-TIIE	5.700%	01/18/2019		9,643,000	16,702	(2,883)	811	0
Pay	28-Day MXN-TIIE	5.470%	04/26/2019		5,238,000	5,811	2,967	531	0
Pay	28-Day MXN-TIIE	5.010%	10/10/2019		1,288,800	(545)	(1,381)	172	0
Pay	28-Day MXN-TIIE	6.330%	11/08/2019		1,870,800	327	96	190	0
Pay	28-Day MXN-TIIE	6.350%	11/08/2019		1,776,100	351	(884)	181	0
Pay	28-Day MXN-TIIE	6.320%	11/12/2019		1,430,100	226	242	146	0
Pay	28-Day MXN-TIIE	5.750%	06/08/2020		1,286,000	1,629	(1,865)	214	0
Pay	28-Day MXN-TIIE	6.240%	02/01/2021		2,310,000	6,145	(1,378)	392	0
Pay	28-Day MXN-TIIE	6.350%	06/02/2021		770,500	2,223	(1,068)	126	0
Pay	28-Day MXN-TIIE	6.650%	06/02/2021		1,200,000	4,778	(1,837)	198	0
Pay	28-Day MXN-TIIE	5.610%	07/07/2021		6,244,500	503	4,810	982	0
Pay	28-Day MXN-TIIE	5.840%	09/14/2021		7,952,000	7,033	(12,369)	1,216	0
Pay	28-Day MXN-TIIE	6.040%	09/21/2021		1,446,500	2,317	2,317	222	0
Pay	28-Day MXN-TIIE	5.905%	09/22/2021		1,115,300	1,206	1,206	170	0
Pay	28-Day MXN-TIIE	5.877%	09/23/2021		2,262,900	2,187	2,187	344	0
Pay	28-Day MXN-TIIE	5.765%	09/30/2021		3,300,000	1,643	1,643	498	0
Pay	28-Day MXN-TIIE	5.770%	09/30/2021		349,900	181	181	53	0
Pay	28-Day MXN-TIIE	5.570%	10/08/2021		3,082,600	(544)	(544)	461	0
Pay	28-Day MXN-TIIE	5.608%	10/08/2021		1,357,200	(41)	(41)	203	0

See Accompanying Notes	23

Schedule of Investments PIMCO Total Return Fund (Cont.)

							Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Pay	28-Day MXN-TIIE	5.430%	11/17/2021	$17,501,400	$(14,909)	$(13,879)	$2,540	$0
Pay	28-Day MXN-TIIE	5.920%	12/08/2021	999,500	1,052	1,052	146	0
Pay	28-Day MXN-TIIE	5.795%	12/10/2021	3,082,200	1,694	(1,225)	447	0
Pay	28-Day MXN-TIIE	5.850%	12/21/2021	234,100	163	(480)	34	0
Pay	28-Day MXN-TIIE	5.375%	01/07/2022	2,128,100	(2,473)	(4,207)	299	0
Pay	28-Day MXN-TIIE	5.500%	09/02/2022	5,284,600	(6,372)	5,780	643	0
Pay	28-Day MXN-TIIE	5.750%	09/02/2022	156,000	(23)	(96)	19	0
Pay	28-Day MXN-TIIE	6.000%	09/02/2022	1,564,000	1,434	135	195	0
Pay	28-Day MXN-TIIE	5.750%	06/05/2023	876,900	(492)	(1,466)	95	0
Pay	28-Day MXN-TIIE	6.800%	12/26/2023	8,600,000	37,399	(3,647)	950	0
Pay	28-Day MXN-TIIE	6.300%	04/26/2024	3,270,000	5,731	5,649	344	0
Pay	28-Day MXN-TIIE	6.320%	05/02/2024	2,110,000	3,840	(1,464)	222	0
Pay	28-Day MXN-TIIE	5.980%	08/26/2024	101,000	(4)	113	10	0
Pay	28-Day MXN-TIIE	7.270%	04/10/2029	1,400,000	9,567	2,006	306	0
Pay	28-Day MXN-TIIE	6.915%	09/10/2029	514,700	2,176	1,747	118	0
Pay	28-Day MXN-TIIE	6.710%	09/20/2029	1,248,700	3,407	1,955	276	0
Pay	28-Day MXN-TIIE	6.840%	11/27/2029	787,700	2,913	2,913	178	0
Pay	28-Day MXN-TIIE	6.860%	11/27/2029	1,229,800	4,721	4,721	278	0
Pay	28-Day MXN-TIIE	6.710%	11/30/2029	2,513,400	6,933	6,933	564	0

					$(3,079,236)	$(2,778,454)	$17,296	$(51,511)

Total Swap Agreements					$(3,094,932)	$(2,778,710)	$17,321	$(51,511)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of March 31, 2015:

(k)	Securities with an aggregate market value of $2,739,319 and cash of $197,135 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of March 31, 2015. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$72,614	$17,321	$89,935	$0	$(19,648)	$(51,511)	$(71,159)

(l)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
BOA	04/2015	AUD	38,260	$	30,052	$911	$0
	04/2015	BRL	294,809		95,923	3,551	0
	04/2015	CAD	16,773		13,213	0	(30)
	04/2015	GBP	55,626		82,066	0	(450)
	04/2015	ILS	2,538,380		642,297	4,401	(3)
	04/2015	JPY	2,857,313		23,904	81	0
	04/2015	MXN	838,103		59,848	4,903	0
	04/2015	$	218,330	AUD	286,273	0	(290)
	04/2015		91,898	BRL	294,809	474	0
	04/2015		9,324	CAD	11,581	0	(181)
	04/2015		303	EUR	271	0	(12)
	04/2015		27,294	GBP	17,772	0	(931)
	04/2015		148	ILS	585	0	(1)
	04/2015		23,924	JPY	2,857,313	0	(101)
	05/2015	CAD	359,764	$	327,758	43,830	0
	05/2015	EUR	304,941		328,938	846	0
	05/2015	MXN	8,032,919		564,304	39,278	(115)
	05/2015	$	21,693	AUD	27,619	0	(698)
	05/2015		23,914	JPY	2,857,313	0	(79)
	05/2015		34,920	MXN	512,524	0	(1,385)
	06/2015	EUR	750,000	$	1,026,173	218,923	0
	06/2015	ILS	908,282		230,222	1,984	(40)
	06/2015	JPY	106,620,000		888,978	0	(1,095)
	06/2015	MXN	6,202,791		408,172	3,262	0
	06/2015	$	377,217	EUR	285,641	0	(69,772)
	08/2015	EUR	96,600	$	129,190	25,126	0
	08/2015	JPY	20,610,832		203,100	30,922	0
	06/2016	EUR	1,795,000		2,458,723	508,422	0
	06/2016	$	140,340	EUR	103,913	0	(27,450)
	09/2016	EUR	500,000	$	655,000	109,766	0
BPS	04/2015	BRL	2,307,616		865,195	142,541	(385)
	04/2015	CAD	829,647		663,803	8,763	0
	04/2015	DKK	183,832		32,892	6,437	0
	04/2015	ILS	151		38	0	0
	04/2015	MXN	7,762,852		574,870	65,947	0
	04/2015	NZD	26,073		19,580	88	0
	04/2015	$	184,176	AUD	237,648	286	(3,458)
	04/2015		757,785	BRL	2,307,616	1,084	(35,830)
	04/2015		127,633	ILS	506,071	0	(457)
	04/2015		754,351	MXN	11,125,133	0	(25,004)

24	See Accompanying Notes

March 31, 2015

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	05/2015	AUD	118,032	$	93,170	$3,446	$0
	05/2015	BRL	239,301		74,027	74	(410)
	05/2015	MXN	7,012,583		482,778	24,044	(1)
	05/2015	$	5,357	EUR	4,937	0	(45)
	05/2015		747,494	MXN	11,234,990	361	(12,757)
	06/2015	EUR	125,000	$	169,524	34,982	0
	06/2015	ILS	506,071		127,659	469	0
	06/2015	JPY	95,470,000		794,524	0	(2,494)
	06/2015	$	596,026	EUR	444,554	0	(117,538)
	07/2015	BRL	665,910	$	265,623	62,590	0
	07/2015	DKK	316,910		46,070	330	0
	10/2015	BRL	1,296,600		427,281	43,217	0
	01/2016		232,344		80,299	13,208	0
	04/2016		368,000		102,937	0	(972)
	01/2018		14,509		4,243	705	0
BRC	04/2015	$	46,718	INR	2,932,702	345	0
	05/2015		11,068	MXN	162,424	0	(440)
	06/2015	ILS	304,639	$	75,979	0	(585)
	06/2015	JPY	23,540,000		196,052	0	(468)
	06/2015	MXN	4,995,627		318,183	0	(7,926)
	06/2015	$	808,562	EUR	603,446	0	(159,054)
	07/2015		177,885	BRL	500,000	0	(25,437)
	10/2015	BRL	78,900	$	27,929	4,558	0
	06/2016	EUR	540,000		741,254	154,267	0
CBK	04/2015	BRL	2,797,784		862,728	0	(13,444)
	04/2015	$	146,121	AUD	189,576	0	(1,730)
	04/2015		486,789	BRL	1,334,532	0	(68,644)
	04/2015		1,617	CAD	2,024	0	(19)
	04/2015		4	DKK	24	0	0
	04/2015		24,313	GBP	15,812	0	(857)
	04/2015		547,293	ILS	2,176,222	176	(580)
	04/2015		119,696	MXN	1,764,399	0	(4,213)
	04/2015		19,943	NZD	26,073	0	(450)
	05/2015	EUR	1,455,502	$	1,562,054	6,045	(9,992)
	05/2015	MXN	2,959,761		191,172	628	(3,111)
	05/2015	NZD	26,073		19,877	450	0
	05/2015	$	443,195	BRL	1,463,253	11,512	0
	05/2015		11,387	CAD	14,219	0	(165)
	05/2015		460,306	EUR	428,388	615	(11)
	05/2015		275,116	GBP	185,330	0	(259)
	05/2015		1,247,148	MXN	18,434,194	378	(42,169)
	06/2015	EUR	500,000	$	683,670	145,504	0
	06/2015	ILS	2,144,443		539,537	576	0
	06/2015	MXN	7,768,030		498,913	0	(8,175)
	06/2015	$	6,620	EUR	5,004	0	(1,234)
	06/2015		65,054	INR	4,106,510	0	(4)
	07/2015	BRL	874,601	$	337,826	71,163	0
	08/2015	$	1,902	DKK	12,350	0	(117)
	10/2015	BRL	33,000	$	11,661	1,886	0
	06/2016	$	337,675	EUR	250,000	0	(66,078)
DUB	04/2015	BRL	3,065,900	$	989,792	39,510	(9,922)
	04/2015	CAD	23,451		18,562	47	0
	04/2015	ILS	2,234,838		566,382	4,763	0
	04/2015	MXN	3,218,199		215,987	5,307	0
	04/2015	$	706,985	BRL	2,143,090	1,812	(37,309)
	04/2015		1,360,216	GBP	915,286	0	(2,481)
	04/2015		369,711	ILS	1,471,052	111	(144)
	05/2015	GBP	915,286	$	1,359,920	2,488	0
	05/2015	MXN	2,221,310		160,904	15,785	0
	05/2015	$	277,328	BRL	922,810	9,436	0
	05/2015		549,561	MXN	8,119,576	0	(18,698)
	06/2015	ILS	1,471,052	$	369,763	142	(97)
	06/2015	$	571,662	EUR	439,479	0	(98,636)
	06/2015		388,507	JPY	46,529,100	0	(244)
	07/2015	BRL	572,727	$	234,051	59,429	0
	08/2015	EUR	536,500		718,606	140,655	0
	10/2015	BRL	570,877		186,714	17,615	0
	01/2016		676,056		228,354	33,139	0
	02/2016	EUR	450,000		605,520	118,912	0
	06/2016		1,250,000		1,709,019	351,034	0
	06/2016	$	2,636	EUR	1,950	0	(517)
	09/2016	EUR	500,000	$	656,880	111,646	0
FBF	04/2015	BRL	2,921,539		993,256	80,996	(3,138)
	04/2015	$	1,394,416	BRL	4,384,792	1,444	(22,436)
	04/2015		952,435	CAD	1,192,782	0	(10,686)
	04/2015		515,017	GBP	346,154	0	(1,533)
	05/2015	BRL	1,588,724	$	495,918	2,221	0
	05/2015	CAD	1,192,782		952,012	10,673	0
	05/2015	GBP	346,154		514,908	1,538	0
	05/2015	MXN	4,132,852		300,294	30,121	0
	05/2015	$	49,073	BRL	158,655	238	(9)
	05/2015		213,751	MXN	3,237,322	0	(1,935)
	06/2015	EUR	500,000	$	682,925	144,759	0
	06/2015	JPY	54,970,000		457,964	0	(920)
	06/2015	MXN	2,997,955		192,312	0	(3,391)
	06/2015	$	574,559	EUR	428,617	0	(113,225)

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	07/2015	BRL	2,912,957	$	1,172,426	$284,275	$0
	04/2016		350,000		97,357	0	(1,469)
	06/2016	EUR	500,000		685,010	141,816	0
GLM	04/2015	BRL	3,432,925		1,383,078	307,448	0
	04/2015	EUR	23,050		24,430	0	(359)
	04/2015	ILS	1,786,699		450,732	1,732	0
	04/2015	INR	257,340		4,109	0	(21)
	04/2015	$	3,411	AUD	4,375	0	(78)
	04/2015		1,368,174	BRL	4,355,735	3,039	(6,868)
	04/2015		848,856	CAD	1,062,343	0	(10,093)
	04/2015		122,031	GBP	80,038	0	(3,303)
	04/2015		258,290	ILS	1,027,764	70	(81)
	04/2015		292,506	MXN	4,381,447	0	(5,264)
	05/2015	BRL	1,900,878	$	590,041	0	(658)
	05/2015	CAD	1,062,343		848,469	10,072	0
	05/2015	CHF	22,405		24,313	1,220	0
	05/2015	EUR	308,871		339,782	7,462	0
	05/2015	ILS	1,000,000		251,370	70	0
	05/2015	MXN	4,381,447		291,882	5,207	0
	05/2015	$	4,527	CHF	4,285	0	(111)
	05/2015		4,435	EUR	4,207	91	0
	05/2015		4,083	INR	257,340	20	0
	05/2015		112,835	MXN	1,680,298	0	(2,894)
	06/2015	JPY	676,926,983	$	5,591,571	0	(57,060)
	06/2015	$	585,457	EUR	439,427	0	(112,487)
	07/2015	BRL	1,127,742	$	450,532	106,687	0
	10/2015		884,000		304,146	42,298	0
HUS	04/2015		2,202,481		768,819	78,722	0
	04/2015	CAD	23,020		18,150	0	(25)
	04/2015	DKK	133,079		23,812	4,660	0
	04/2015	ILS	1,000,892		253,467	1,941	0
	04/2015	$	750,073	BRL	2,202,481	1,932	(61,907)
	04/2015		303	EUR	271	0	(12)
	04/2015		21,983	HKD	170,419	0	(2)
	04/2015		19,349	MXN	285,222	0	(681)
	05/2015	BRL	74,594	$	23,173	0	(7)
	05/2015	EUR	271		303	12	0
	05/2015	MXN	745,484		49,688	911	0
	05/2015	$	48,300	BRL	155,454	7	0
	05/2015		649,681	MXN	9,743,508	799	(13,047)
	06/2015	MXN	3,858,601	$	250,088	0	(1,797)
	06/2015	$	230,541	INR	14,634,762	1,281	0
	07/2015	BRL	123,565	$	50,089	12,415	0
	08/2015	JPY	4,703,399		46,126	6,835	0
	01/2016	BRL	1,000,000		348,311	59,554	0
JPM	04/2015		3,468,689		1,251,383	164,548	0
	04/2015	CAD	432,265		345,654	4,363	0
	04/2015	ILS	1,129,548		285,198	1,375	(35)
	04/2015	INR	34,881,233		547,586	0	(12,171)
	04/2015	MXN	4,651,766		322,497	18,659	(729)
	04/2015	$	1,254,248	BRL	3,468,689	171	(167,584)
	04/2015		11,182	CAD	14,045	0	(93)
	04/2015		18,512	GBP	12,053	0	(632)
	05/2015	EUR	591,376	$	630,566	0	(5,706)
	05/2015	MXN	2,500,000		182,129	18,653	0
	05/2015	$	80,573	MXN	1,183,286	0	(3,152)
	06/2015	EUR	1,000,000	$	1,363,430	287,097	0
	06/2015	$	639,838	EUR	478,199	0	(125,138)
	10/2015	BRL	3,031,761	$	1,081,663	183,629	0
	01/2016		1,290,752		438,012	65,299	0
	01/2018	$	4,215	BRL	14,509	0	(676)
MSB	04/2015	BRL	2,721,365	$	896,243	52,364	(8,799)
	04/2015	MXN	4,297,489		283,431	2,638	(831)
	04/2015	$	959,478	BRL	2,721,365	228	(107,028)
	04/2015		6,333	MXN	95,592	0	(66)
	05/2015	MXN	5,368,930	$	380,576	29,712	0
	05/2015	$	603,378	MXN	8,980,225	0	(16,194)
	06/2015		430,698	JPY	51,795,600	2,366	(854)
	07/2015	BRL	359,281	$	130,776	21,232	0
	07/2015	$	576,400	BRL	1,584,532	0	(93,281)
	08/2015	DKK	12,350	$	1,888	104	0
	08/2015	SAR	230,586		61,408	0	(67)
	08/2015	$	61,339	SAR	230,586	136	0
	10/2015	BRL	750,000	$	271,956	49,799	0
	01/2016		395,600		137,567	23,334	0
NAB	06/2015	EUR	963,095		1,307,335	270,724	0
	08/2015	JPY	51,203,750		500,000	72,255	0
	06/2016	EUR	900,000		1,235,823	257,760	0
NGF	04/2015	BRL	525,000		163,653	0	(844)
	04/2015	MXN	3,709,281		245,992	2,920	0
	04/2015	$	196,937	BRL	525,000	0	(32,441)
	05/2015		303	EUR	271	0	(11)
	06/2015	MXN	297,465	$	19,081	0	(337)
	10/2015	BRL	205,516		67,437	6,562	0
	01/2016		825,000		279,474	41,249	0
RBC	04/2015	CAD	966,882		775,470	12,078	0

26	See Accompanying Notes

March 31, 2015

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
SCX	04/2015	CNY	5,908		952	$0	$(9)
	04/2015	$	1,934	AUD	2,479	0	(46)
	04/2015		7,399	CAD	9,264	0	(85)
	04/2015		136,644	INR	8,574,399	954	0
SOG	06/2015		789,279	JPY	94,595,000	71	0
	10/2015	BRL	525,057	$	171,700	16,173	0
UAG	04/2015	AUD	709,710		551,562	11,012	0
	04/2015	BRL	1,898,197		661,876	67,676	(557)
	04/2015	GBP	1,330,063		2,053,992	80,976	0
	04/2015	INR	461,610		7,362	0	(45)
	04/2015	$	21,792	AUD	27,619	0	(756)
	04/2015		595,110	BRL	1,898,197	6,253	(6,605)
	04/2015		388,598	INR	24,415,600	3,213	0
	04/2015		5,381	MXN	79,307	0	(190)
	05/2015	CHF	4,285	$	4,526	110	0
	05/2015	MXN	4,612,651		336,948	35,325	0
	05/2015	$	3,319	EUR	3,048	0	(40)
	05/2015		9,917	GBP	6,655	0	(47)
	05/2015		49,836	MXN	741,914	0	(1,293)
	06/2015	CNY	25,242	$	4,062	0	(22)
	06/2015	$	152,082	EUR	115,396	0	(27,878)
	06/2015		203,720	INR	12,984,826	1,966	0
	07/2015	BRL	2,281,011	$	932,170	236,697	0
	08/2015	$	48,353	DKK	317,145	0	(2,521)
	10/2015	BRL	1,876,250	$	685,142	129,381	0
	01/2016		158,200		51,189	5,509	0

Total Forward Foreign Currency Contracts						$6,252,323	$(1,937,454)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Cost	Market Value
GLM	Call - OTC USD versus SAR	SAR	3.756	08/05/2015	$261,900	$553	$233
HUS	Call - OTC USD versus SAR		3.755	08/05/2015	250,000	537	229
MSB	Call - OTC USD versus SAR		3.759	07/30/2015	172,300	534	126

						$1,624	$588

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Cost	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/29/2016	$ 7,490,200	$28,163	$23,366
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	07/30/2015	344,400	4,822	2,253
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.100%	01/19/2016	1,441,200	6,053	4,505
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.205%	01/16/2020	816,300	12,105	8,363
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.150%	07/20/2015	1,437,500	6,684	4,360
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.100%	01/30/2018	1,384,800	19,664	16,242
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.800%	01/19/2016	4,230,500	7,051	4,993
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.500%	01/29/2016	699,700	6,297	5,404
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.750%	01/29/2016	699,700	10,845	8,516

							$101,684	$78,002

OPTIONS ON SECURITIES

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae 4.000% due 06/01/2045	$	82.000	06/04/2015	$1,000,000	$39	$0
	Put - OTC Fannie Mae 4.500% due 06/01/2045		84.000	06/04/2015	977,000	39	0
MYI	Put - OTC Fannie Mae 4.000% due 06/01/2045		75.000	06/04/2015	2,000,000	78	0

						$156	$0

Total Purchased Options						$103,464	$78,590

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC USD versus ILS	ILS	4.070	04/15/2015	$166,900	$(1,312)	$(320)
	Put - OTC USD versus JPY	JPY	113.000	05/22/2015	755,700	(10,920)	(792)
	Put - OTC USD versus JPY		80.000	02/18/2019	298,500	(16,428)	(2,511)
	Put - OTC USD versus JPY		80.000	02/28/2019	175,000	(9,471)	(1,496)
BPS	Put - OTC USD versus JPY		115.500	04/15/2015	127,700	(887)	(46)
BRC	Put - OTC USD versus JPY		94.750	04/21/2016	10,400	(158)	(19)
CBK	Call - OTC USD versus ILS	ILS	4.070	05/22/2015	103,600	(854)	(689)
	Call - OTC USD versus ILS		4.170	06/10/2015	185,700	(1,232)	(728)

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Description		Strike Price	Expiration Date	Notional Amount	Premiums (Received)	Market Value
	Put - OTC USD versus INR	INR	62.250	06/10/2015	$125,000	$(640)	$(804)
	Call - OTC USD versus INR		65.250	06/10/2015	125,000	(786)	(432)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015	138,600	(2,370)	(72)
	Put - OTC USD versus JPY		99.000	09/30/2015	173,600	(1,834)	(90)
DUB	Put - OTC USD versus BRL	BRL	3.040	04/23/2015	104,100	(947)	(519)
	Put - OTC USD versus BRL		3.020	05/22/2015	134,400	(1,371)	(1,071)
	Put - OTC USD versus BRL		3.080	05/27/2015	89,200	(1,031)	(1,181)
	Call - OTC USD versus ILS	ILS	4.120	05/20/2015	145,100	(1,146)	(602)
	Call - OTC USD versus ILS		4.150	06/04/2015	153,900	(960)	(635)
	Put - OTC USD versus JPY	JPY	112.500	05/22/2015	141,700	(1,608)	(120)
FBF	Put - OTC USD versus BRL	BRL	3.116	04/29/2015	146,900	(1,447)	(1,447)
	Put - OTC USD versus BRL		3.070	05/29/2015	143,000	(1,695)	(1,695)
	Put - OTC USD versus INR	INR	62.780	07/09/2015	125,000	(999)	(1,365)
	Call - OTC USD versus INR		65.640	07/09/2015	125,000	(1,028)	(698)
	Put - OTC USD versus JPY	JPY	111.400	05/14/2015	213,200	(2,938)	(81)
GLM	Put - OTC USD versus BRL	BRL	3.085	04/28/2015	170,200	(1,489)	(1,579)
	Call - OTC USD versus ILS	ILS	4.080	04/29/2015	161,900	(1,149)	(577)
	Call - OTC USD versus ILS		4.100	05/15/2015	194,800	(1,364)	(885)
	Call - OTC USD versus ILS		4.160	06/01/2015	288,600	(1,183)	(1,046)
	Put - OTC USD versus INR	INR	62.250	06/10/2015	125,000	(694)	(804)
	Call - OTC USD versus INR		65.250	06/10/2015	125,000	(719)	(433)
	Put - OTC USD versus JPY	JPY	113.500	05/27/2015	365,500	(5,300)	(546)
HUS	Put - OTC USD versus BRL	BRL	3.075	05/14/2015	97,900	(1,092)	(1,092)
	Call - OTC USD versus ILS	ILS	4.130	05/29/2015	136,900	(945)	(602)
	Put - OTC USD versus INR	INR	62.300	06/17/2015	125,000	(757)	(875)
	Call - OTC USD versus INR		65.500	06/17/2015	125,000	(752)	(457)
JPM	Call - OTC USD versus ILS	ILS	4.100	05/07/2015	168,900	(1,220)	(635)
	Call - OTC USD versus INR	INR	65.900	05/12/2015	24,500	(201)	(18)
	Put - OTC USD versus INR		62.000	06/05/2015	146,500	(894)	(710)
	Call - OTC USD versus INR		65.000	06/05/2015	146,500	(740)	(508)
	Put - OTC USD versus INR		61.500	07/15/2015	146,400	(773)	(596)
	Call - OTC USD versus INR		65.000	07/15/2015	146,400	(1,277)	(1,182)
	Put - OTC USD versus JPY	JPY	112.000	05/15/2015	75,100	(1,273)	(39)
	Put - OTC USD versus JPY		109.000	11/10/2015	361,900	(6,921)	(1,792)
SOG	Put - OTC USD versus JPY	JPY	109.000	11/19/2015	377,400	(6,437)	(1,996)
UAG	Call - OTC USD versus ILS	ILS	4.110	05/14/2015	124,200	(978)	(503)
	Put - OTC USD versus JPY	JPY	110.000	05/12/2015	140,900	(1,634)	(26)
	Put - OTC USD versus JPY		100.000	07/03/2015	182,700	(1,279)	(13)

						$(101,133)	$(34,327)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA Index	215.949	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	03/12/2020	$1,757,700	$(14,866)	$(1,001)
	Floor - OTC CPURNSA Index	216.687	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	04/07/2020	4,179,400	(37,277)	(2,491)
	Floor - OTC CPURNSA Index	217.965	Maximum of [(1 + 0.000%)[10]- (Final Index/Initial Index)] or 0	09/29/2020	483,000	(6,231)	(299)
	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	09/09/2024	100,000	(1,710)	(871)
DUB	Floor - OTC CPURNSA Index	215.949	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/10/2020	631,100	(4,733)	(359)
	Floor - OTC CPURNSA Index	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	486,300	(4,766)	(311)
JPM	Cap - OTC CPURNSA Index	237.900	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	08/22/2024	200,000	(990)	(629)
	Cap - OTC CPURNSA Index	238.343	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	09/08/2024	100,000	(475)	(325)

						$(71,048)	$(6,286)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
BOA	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.730%	01/29/2016	$ 7,490,200	$(10,636)	$(7,325)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.915%	01/29/2016	7,490,200	(18,276)	(13,917)
BRC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	1,250,000	(13,438)	0
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.430%	07/30/2015	344,400	(2,058)	(800)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.590%	07/30/2015	344,400	(3,203)	(1,360)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	246,500	(2,416)	0
GLM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.700%	01/19/2016	1,441,200	(2,162)	(1,218)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.900%	01/19/2016	1,441,200	(3,891)	(2,531)
	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800%	01/16/2018	816,300	(10,204)	(5,958)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.850%	07/20/2015	1,437,500	(2,444)	(1,002)
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000%	07/20/2015	1,437,500	(4,312)	(2,270)
JPM	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/30/2018	1,384,800	(7,201)	(5,570)
	Call - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	01/30/2018	1,384,800	(12,532)	(10,088)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	100,000	(200)	0
MYC	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.500%	01/19/2016	2,821,800	(1,693)	(949)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.520%	01/19/2016	1,408,700	(845)	(524)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.650%	01/19/2016	2,821,800	(3,104)	(1,901)
	Call - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.660%	01/19/2016	1,408,700	(1,409)	(989)

28	See Accompanying Notes

March 31, 2015

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.600%	09/14/2015	$ 2,068,100	$(27,144)	$(2,248)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	4,884,600	(63,011)	(8,030)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.100%	01/29/2016	699,700	(2,659)	(2,103)
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.300%	01/29/2016	699,700	(4,058)	(3,477)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	1,000,000	(11,650)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.330%	01/29/2016	699,700	(4,443)	(3,308)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.540%	01/29/2016	699,700	(6,997)	(5,428)
RYL	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	09/21/2015	479,100	(12,576)	(789)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	10.000%	01/13/2016	1,753,500	(20,516)	0

							$(253,078)	$(81,785)

Total Written Options							$(425,259)	$(122,398)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED MARCH 31, 2015:

	# of Contracts	Notional Amount in $	Notional Amount in AUD		Notional Amount in EUR		Notional Amount in GBP		Premiums
Balance at Beginning of Period	12,752	$155,754,200	AUD	0	EUR	5,658,600	GBP	0	$(977,438)
Sales	447,577	257,156,100		4,457,600		34,057,800		500,000	(1,449,097)
Closing Buys	(133,684)	(58,847,100)		0		(5,456,700)		0	366,281
Expirations	(156,071)	(253,843,100)		(2,626,000)		(25,513,500)		(500,000)	1,410,805
Exercised	(170,574)	(36,364,100)		(1,831,600)		(8,746,200)		0	224,190

Balance at End of Period	0	$63,856,000	AUD	0	EUR	0	GBP	0	$(425,259)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION (1)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal (Pay) Rate		Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)	Premiums Paid	Unrealized (Depreciation)	Asset	Liability
BRC	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	$7,500	$962	$(494)	$468	$0
GST	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	112,900	11,906	(4,862)	7,044	0
JPM	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	1,200	144	(68)	76	0
MYC	Venezuela Government International Bond	(5.000%	)	06/20/2015	35.002%	9,200	1,104	(530)	574	0

							$14,116	$(5,954)	$8,162	$0

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN, U.S. MUNICIPAL AND U.S. TREASURY OBLIGATION ISSUES - SELL PROTECTION (2)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.122%		$20,000	$(298)	$433	$135	$0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		34,600	(407)	414	7	0
	Brazil Government International Bond	1.950%	04/20/2016	1.235%		300	0	5	5	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		24,600	(71)	(10)	0	(81)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		11,000	(167)	23	0	(144)
	Brazil Government International Bond	1.000%	03/20/2017	1.933%		8,600	(75)	(78)	0	(153)
	China Government International Bond	1.000%	09/20/2015	0.191%		50,000	402	(191)	211	0
	China Government International Bond	1.000%	12/20/2018	0.634%		67,500	811	113	924	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		32,300	269	(757)	0	(488)
	General Electric Capital Corp.	1.000%	12/20/2015	0.224%		32,900	(1,099)	1,296	197	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%		65,000	(784)	1,276	492	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		15,000	(435)	489	54	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		10,000	(132)	185	53	0
	Japan Government International Bond	1.000%	12/20/2015	0.066%		40,300	727	(439)	288	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%		50,000	(1,280)	1,508	228	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		14,000	98	(57)	41	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		20,000	192	(88)	104	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		25,000	(358)	468	110	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		256,800	(366)	388	22	0
BPS	China Government International Bond	1.000%	09/20/2015	0.191%		15,000	94	(30)	64	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		15,000	(141)	252	111	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		35,000	(951)	1,078	127	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		600	(9)	13	4	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		30,000	(1,207)	1,081	0	(126)
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		19,500	(280)	365	85	0
	Petrobras International Finance Co.	1.000%	06/20/2018	6.371%		2,900	(419)	(17)	0	(436)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		47,700	(5,272)	(4,136)	0	(9,408)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		1,800	(276)	(92)	0	(368)
	State Street Corp.	1.000%	06/20/2016	0.179%		76,000	1,131	(336)	795	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%	EUR	25,000	(495)	567	72	0
BRC	Berkshire Hathaway, Inc.	1.000%	09/20/2021	0.797%		$20,000	229	26	255	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.010%		37,000	(1,080)	1,064	0	(16)
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.044%		15,000	193	(242)	0	(49)
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		240,700	(2,853)	2,906	53	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		55,000	(45)	53	8	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		29,390	(268)	222	0	(46)

See Accompanying Notes	25

Schedule of Investments PIMCO Total Return Fund (Cont.)

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		$21,200	$(51)	$(19)	$0	$(70)
	Brazil Government International Bond	1.000%	09/20/2016	1.584%		25,000	(719)	513	0	(206)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		25,000	(871)	544	0	(327)
	China Development Bank Corp.	1.000%	06/20/2016	0.475%		20,000	(97)	233	136	0
	China Government International Bond	1.000%	09/20/2016	0.292%		50,000	630	(87)	543	0
	China Government International Bond	1.000%	12/20/2018	0.634%		155,100	1,727	397	2,124	0
	China Government International Bond	1.000%	03/20/2019	0.676%		125,000	304	1,311	1,615	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		30,000	(266)	486	220	0
	General Electric Capital Corp.	1.000%	06/20/2015	0.224%		50,000	423	(319)	104	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%		100,000	1,491	(576)	915	0
	General Motors Co.	5.000%	03/20/2016	0.552%		40,000	3,517	(1,709)	1,808	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		45,000	(1,437)	1,600	163	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		35,000	(508)	695	187	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		10,000	(149)	218	69	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		25,000	(969)	864	0	(105)
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.175%		140,000	1,225	(919)	306	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%		25,000	304	(190)	114	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		61,000	(635)	814	179	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		5,000	(112)	134	22	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		191,000	(316)	333	17	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		45,300	(6,596)	(2,338)	0	(8,934)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.570%		85,000	1,495	(43)	1,452	0
CBK	Brazil Government International Bond	1.000%	09/20/2015	1.024%		21,000	(330)	334	4	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		113,700	(915)	737	0	(178)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		15,000	(174)	(23)	0	(197)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	1.040%		10,000	23	(51)	0	(28)
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.555%		20,800	547	(158)	389	0
	China Government International Bond	1.000%	12/20/2018	0.634%		120,600	1,273	378	1,651	0
	China Government International Bond	1.000%	03/20/2019	0.676%		169,200	783	1,403	2,186	0
	China Government International Bond	1.000%	06/20/2019	0.713%		434,150	3,020	2,248	5,268	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		25,000	141	(519)	0	(378)
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		10,000	(97)	170	73	0
	Export-Import Bank of China	1.000%	06/20/2017	0.575%		10,000	(396)	493	97	0
	Florida State Board of Education General Obligation Notes, Series 2005	0.470%	03/20/2018	0.223%		10,000	0	74	74	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		25,000	(876)	978	102	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%		25,000	(190)	379	189	0
	General Motors Co.	5.000%	09/20/2016	0.647%		15,000	1,502	(512)	990	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		12,100	(274)	318	44	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		15,000	(218)	298	80	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		15,000	(503)	440	0	(63)
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		16,800	(253)	302	49	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%		200,000	(1,884)	2,861	977	0
	Mexico Government International Bond	1.000%	06/20/2016	0.581%		50,000	(48)	323	275	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		25,000	(707)	841	134	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		36,000	(654)	841	187	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		84,700	61	(54)	7	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.606%		15,000	299	(50)	249	0
DUB	Australia Government International Bond	1.000%	06/20/2019	0.213%		50,000	1,589	65	1,654	0
	Bank of America Corp.	1.000%	06/20/2015	0.186%		75,000	592	(430)	162	0
	Berkshire Hathaway, Inc.	1.000%	06/20/2016	0.170%		5,000	91	(38)	53	0
	Berkshire Hathaway, Inc.	1.000%	12/20/2023	1.010%		10,000	8	(12)	0	(4)
	Berkshire Hathaway, Inc.	1.000%	03/20/2024	1.027%		15,000	(251)	223	0	(28)
	Berkshire Hathaway, Inc.	1.000%	06/20/2024	1.044%		75,000	(319)	70	0	(249)
	Brazil Government International Bond	1.000%	06/20/2015	1.024%		61,800	(873)	891	18	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		110,000	(1,220)	1,244	24	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		75,000	(494)	506	12	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		100,000	(168)	(161)	0	(329)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		15,400	(279)	77	0	(202)
	Caterpillar Financial Services Corp.	1.000%	06/20/2019	0.555%		5,800	161	(53)	108	0
	China Government International Bond	1.000%	12/20/2018	0.634%		143,600	1,499	468	1,967	0
	China Government International Bond	1.000%	06/20/2019	0.713%		85,000	534	498	1,032	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		45,000	287	(968)	0	(681)
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		10,000	(48)	122	74	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		110,000	(4,219)	4,665	446	0
	General Electric Capital Corp.	1.000%	12/20/2015	0.224%		50,000	(1,411)	1,712	301	0
	General Electric Capital Corp.	1.000%	03/20/2016	0.262%		2,600	(210)	229	19	0
	General Electric Capital Corp.	1.000%	06/20/2016	0.285%		75,000	1,128	(442)	686	0
	General Electric Capital Corp.	1.000%	03/20/2019	0.466%		29,400	552	69	621	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		25,000	(619)	710	91	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		15,000	(211)	291	80	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		45,000	(2,120)	1,930	0	(190)
	Japan Government International Bond	1.000%	12/20/2015	0.066%		41,700	786	(488)	298	0
	JPMorgan Chase & Co.	1.000%	06/20/2015	0.175%		150,000	1,312	(983)	329	0
	JPMorgan Chase & Co.	1.000%	09/20/2015	0.175%		25,000	252	(145)	107	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		9,400	(118)	146	28	0
	Mexico Government International Bond	1.000%	03/20/2016	0.535%		143,200	(1,131)	1,830	699	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		25,000	(871)	1,001	130	0
	Mexico Government International Bond	1.000%	03/20/2017	0.760%		15,000	(165)	241	76	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		46,700	(762)	966	204	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		101,800	(139)	148	9	0
	Mexico Government International Bond	1.000%	03/20/2019	1.041%		5,200	15	(22)	0	(7)
	Prudential Financial, Inc.	1.000%	03/20/2019	0.570%		63,000	1,158	(81)	1,077	0
	Prudential Financial, Inc.	1.000%	06/20/2019	0.606%		29,800	612	(118)	494	0
	U.S. Treasury Notes	0.250%	06/20/2015	0.069%	EUR	50,000	(526)	553	27	0

30	See Accompanying Notes

March 31, 2015

									Swap Agreements, at Value
Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
FBF	Brazil Government International Bond	1.000%	09/20/2015	1.024%		$70,000	$(777)	$792	$15	$0
	Canadian Natural Resources Ltd.	1.000%	06/20/2017	0.419%		590	(23)	31	8	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		5,000	(43)	80	37	0
	Export-Import Bank of China	1.000%	12/20/2016	0.524%		10,000	(970)	1,056	86	0
	Export-Import Bank of China	1.000%	06/20/2017	0.575%		11,300	(437)	547	110	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		10,000	(218)	254	36	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		20,000	(318)	425	107	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		21,900	(496)	646	150	0
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		25,000	(217)	291	74	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		15,000	127	(49)	78	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.069%	EUR	102,500	(1,113)	1,319	206	0
GST	Brazil Government International Bond	1.000%	06/20/2015	1.024%		$30,800	(414)	422	8	0
	Brazil Government International Bond	1.000%	09/20/2016	1.584%		47,500	(289)	(103)	0	(392)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	1.040%		85,000	261	(501)	0	(240)
	China Government International Bond	1.000%	09/20/2015	0.191%		25,000	182	(77)	105	0
	China Government International Bond	1.000%	06/20/2017	0.384%		15,000	260	(50)	210	0
	China Government International Bond	1.000%	12/20/2018	0.634%		25,000	226	116	342	0
	Colombia Government International Bond	1.000%	06/20/2019	1.381%		21,100	112	(431)	0	(319)
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		20,000	(184)	331	147	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		10,000	(333)	369	36	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		7,500	(302)	271	0	(31)
	Japan Government International Bond	1.000%	12/20/2015	0.066%		30,200	568	(352)	216	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		20,000	(318)	425	107	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		3,300	(108)	124	16	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		10,000	(143)	186	43	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		86,300	(91)	98	7	0
	Ohio State General Obligation Bonds, Series 2007	1.000%	09/20/2024	0.874%		10,000	102	3	105	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		18,000	(1,940)	(1,611)	0	(3,551)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		100	(16)	(5)	0	(21)
HUS	China Government International Bond	1.000%	06/20/2017	0.384%		10,000	174	(33)	141	0
	China Government International Bond	1.000%	12/20/2018	0.634%		82,500	968	162	1,130	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		10,000	(53)	126	73	0
	Export-Import Bank of China	1.000%	06/20/2017	0.575%		2,800	(108)	136	28	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		25,000	(792)	882	90	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		25,000	(566)	738	172	0
	Indonesia Government International Bond	1.000%	03/20/2019	1.119%		35,000	(1,321)	1,173	0	(148)
	Petrobras International Finance Co.	1.000%	06/20/2015	6.943%		44,800	127	(705)	0	(578)
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		28,700	(2,905)	(2,755)	0	(5,660)
	Petrobras International Finance Co.	1.000%	03/20/2020	6.113%		5,200	(949)	(114)	0	(1,063)
	U.S. Treasury Notes	0.250%	03/20/2016	0.069%	EUR	50,000	(620)	720	100	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%		50,000	(1,084)	1,227	143	0
	U.S. Treasury Notes	0.250%	12/20/2018	0.123%		50,000	(172)	433	261	0
JPM	Berkshire Hathaway Finance Corp.	1.000%	06/20/2015	0.122%		$20,000	(816)	862	46	0
	Berkshire Hathaway Finance Corp.	1.000%	12/20/2015	0.122%		15,000	(463)	565	102	0
	Brazil Government International Bond	1.000%	06/20/2015	1.024%		40,000	(420)	431	11	0
	Brazil Government International Bond	1.000%	06/20/2016	1.296%		50,000	(84)	(80)	0	(164)
	Brazil Government International Bond	1.000%	09/20/2016	1.584%		99,000	(1,137)	320	0	(817)
	Brazil Government International Bond	1.000%	12/20/2016	1.785%		16,200	(296)	84	0	(212)
	China Development Bank Corp.	1.000%	06/20/2016	0.475%		15,000	(131)	232	101	0
	China Government International Bond	1.000%	09/20/2015	0.191%		10,000	62	(20)	42	0
	China Government International Bond	1.000%	12/20/2018	0.634%		115,000	1,188	387	1,575	0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		25,000	(193)	377	184	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		15,000	(526)	587	61	0
	General Electric Capital Corp.	0.280%	03/20/2016	0.269%		10,000	0	2	2	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		35,000	(814)	940	126	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		8,700	(138)	185	47	0
	MetLife, Inc.	1.000%	09/20/2015	0.117%		25,000	(1,694)	1,809	115	0
	Mexico Government International Bond	0.920%	03/20/2016	0.536%		6,950	0	28	28	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		52,700	234	48	282	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		25,000	(889)	1,019	130	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		400	(13)	15	2	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		25,000	(332)	442	110	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		13,200	(1,490)	(1,114)	0	(2,604)
MBC	Brazil Government International Bond	1.000%	06/20/2015	1.024%		248,900	1,734	(1,664)	70	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		130,500	938	(909)	29	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		100,000	730	(715)	15	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		61,200	452	(547)	0	(95)
	Mexico Government International Bond	1.000%	03/20/2016	0.535%		10,000	126	(78)	48	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		24,100	361	(232)	129	0
	Mexico Government International Bond	1.000%	12/20/2016	0.718%		39,900	630	(423)	207	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		11,700	209	(152)	57	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		48,500	856	(644)	212	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		157,600	2,154	(2,140)	14	0
MYC	Australia Government International Bond	1.000%	06/20/2019	0.213%		25,000	794	32	826	0
	Barclays Bank PLC	1.000%	06/20/2015	0.197%	EUR	55,600	577	(449)	128	0
	Barclays Bank PLC	1.000%	09/20/2015	0.197%		42,000	457	(268)	189	0
	Brazil Government International Bond	1.000%	06/20/2015	1.024%		$31,500	(305)	314	9	0
	Brazil Government International Bond	1.000%	09/20/2015	1.024%		25,000	(157)	162	5	0
	Brazil Government International Bond	1.000%	12/20/2015	1.024%		100,000	(806)	822	16	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		75,000	(608)	490	0	(118)
	California State General Obligation Bonds, Series 2003	1.000%	06/20/2024	1.040%		10,000	15	(44)	0	(29)
	China Development Bank Corp.	1.000%	06/20/2016	0.475%		50,000	(326)	666	340	0
	China Government International Bond	1.000%	06/20/2017	0.384%		15,000	236	(26)	210	0
	China Government International Bond	1.000%	12/20/2018	0.634%		57,600	581	208	789	0

See Accompanying Notes	27

Schedule of Investments PIMCO Total Return Fund (Cont.)

Counterparty	Reference Entity	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at March 31, 2015 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	China Government International Bond	1.000%	03/20/2019	0.676%		$5,150	$22	$44	$66	$0
	Export-Import Bank of China	1.000%	06/20/2016	0.431%		40,000	(232)	526	294	0
	General Electric Capital Corp.	1.000%	09/20/2015	0.224%		85,000	(3,104)	3,448	344	0
	Greece Government International Bond	1.000%	06/20/2015	43.611%	EUR	14,000	(1,423)	96	0	(1,327)
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		$25,000	(623)	713	90	0
	Indonesia Government International Bond	1.000%	12/20/2015	0.314%		20,000	(304)	411	107	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		15,000	(267)	370	103	0
	Japan Government International Bond	1.000%	12/20/2015	0.066%		5,000	90	(55)	35	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		63,900	(506)	847	341	0
	Mexico Government International Bond	1.000%	03/20/2017	0.760%		5,000	(55)	80	25	0
	Mexico Government International Bond	1.000%	06/20/2017	0.794%		10,600	(356)	408	52	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		25,000	(332)	442	110	0
	Mexico Government International Bond	1.000%	12/20/2018	1.007%		20,100	(69)	71	2	0
	Petrobras International Finance Co.	1.000%	12/20/2019	6.138%		94,500	(8,746)	(9,893)	0	(18,639)
RYL	China Government International Bond	1.000%	09/20/2016	0.292%		1,300	(16)	30	14	0
	Indonesia Government International Bond	1.000%	09/20/2015	0.314%		65,000	(1,465)	1,700	235	0
	Indonesia Government International Bond	1.000%	03/20/2016	0.333%		46,900	(1,041)	1,363	322	0
	Japan Government International Bond	1.000%	12/20/2015	0.066%		50,000	930	(572)	358	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		5,000	(139)	166	27	0
	U.S. Treasury Notes	0.250%	03/20/2016	0.069%	EUR	48,500	(588)	686	98	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.069%		25,000	(429)	491	62	0
SOG	U.S. Treasury Notes	0.250%	06/20/2015	0.069%		25,000	(221)	234	13	0
	U.S. Treasury Notes	0.250%	09/20/2015	0.069%		25,000	(344)	370	26	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%		50,000	(1,095)	1,239	144	0
UAG	Brazil Government International Bond	1.000%	09/20/2015	1.024%		$27,600	(261)	267	6	0
	Brazil Government International Bond	1.000%	03/20/2016	1.195%		35,000	(336)	282	0	(54)
	Mexico Government International Bond	1.000%	09/20/2015	0.460%		19,100	(270)	326	56	0
	Mexico Government International Bond	1.000%	09/20/2016	0.662%		17,900	(79)	174	95	0
	Mexico Government International Bond	1.000%	09/20/2017	0.836%		10,000	(135)	179	44	0
	U.S. Treasury Notes	0.250%	06/20/2016	0.069%	EUR	125,000	(2,169)	2,481	312	0
	U.S. Treasury Notes	0.250%	09/20/2016	0.077%		175,700	(2,371)	2,875	504	0

							$(61,131)	$54,377	$52,799	$(59,553)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

							Swap Agreements, at Value (5)
Counterparty	Index/Tranches	Fixed Deal Receive Rate	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$22,421	$(4,819)	$402	$0	$(4,417)
	CDX.EM-13 5-Year Index	5.000%	06/20/2015	451,012	54,989	(56,919)	0	(1,930)
CBK	MCDX-15 5-Year Index	1.000%	12/20/2015	28,100	(1,092)	1,126	34	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	286,000	2,217	(896)	1,321	0
DUB	CDX.EM-13 5-Year Index	5.000%	06/20/2015	387,092	49,259	(50,915)	0	(1,656)
	MCDX-15 5-Year Index	1.000%	12/20/2015	25,000	(980)	1,010	30	0
GST	CDX.EM-13 5-Year Index	5.000%	06/20/2015	23,970	2,960	(3,063)	0	(103)
	CMBX.NA.AAA.1 Index	0.100%	10/12/2052	19,188	(57)	43	0	(14)
	MCDX-14 5-Year Index	1.000%	06/20/2015	80,000	(4,046)	4,123	77	0
	MCDX-15 5-Year Index	1.000%	12/20/2015	10,000	(389)	401	12	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	207,200	1,510	(553)	957	0
HUS	CDX.EM-13 5-Year Index	5.000%	06/20/2015	779,636	95,975	(99,307)	0	(3,332)
JPM	CDX.EM-13 5-Year Index	5.000%	06/20/2015	64,014	7,408	(7,682)	0	(274)
MYC	CDX.EM-13 5-Year Index	5.000%	06/20/2015	144,008	15,957	(16,574)	0	(617)
	MCDX-15 5-Year Index	1.000%	12/20/2015	21,900	(866)	892	26	0
	MCDX-23 5-Year Index	1.000%	12/20/2019	51,900	375	(135)	240	0

					$ 218,401	$(228,047)	$2,697	$(12,343)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign, U.S. municipal or U.S. Treasury obligation issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

									Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Pay	1-Year BRL-CDI	11.250%	01/04/2021	BRL	48,700	$(89)	$(586)	$0	$(675)
	Pay	28-Day MXN-TIIE	6.920%	11/28/2029	MXN	14,000	0	60	60	0
BPS	Receive	1-Year BRL-CDI	11.000%	01/04/2021	BRL	43,800	25	697	722	0

32	See Accompanying Notes

March 31, 2015

										Swap Agreements, at Value
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date			National Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Receive	1-Year BRL-CDI	11.160%	01/04/2021			358,000	$190	$5,093	$5,283	$0
	Receive	3-Month USD-CPURNSA Index	2.595%	09/03/2029	$		50,000	0	5,341	5,341	0
CBK	Pay	1-Year BRL-CDI	11.250%	01/04/2021		BRL	10,600	(108)	(39)	0	(147)
	Receive	3-Month USD-CPURNSA Index	2.660%	08/19/2029	$		100,000	0	11,737	11,737	0
DUB	Pay	1-Year BRL-CDI	11.250%	01/04/2021		BRL	370,900	(3,997)	(1,145)	0	(5,142)
	Receive	3-Month USD-CPURNSA Index	2.493%	09/04/2024	$		100,000	0	7,887	7,887	0
	Receive	3-Month USD-CPURNSA Index	2.455%	09/16/2024			100,000	0	7,432	7,432	0
	Pay	3-Month USD-CPURNSA Index	2.638%	08/25/2029			50,000	0	5,689	5,689	0
FBF	Pay	28-Day MXN-TIIE	6.338%	11/12/2019		MXN	3,503,000	0	616	616	0
GLM	Pay	28-Day MXN-TIIE	5.500%	09/13/2017			701,100	(566)	1,772	1,206	0
	Pay	28-Day MXN-TIIE	5.750%	06/05/2023			299,400	(734)	582	0	(152)
HUS	Pay	28-Day MXN-TIIE	5.470%	04/26/2019			570,000	54	582	636	0
	Pay	28-Day MXN-TIIE	5.750%	06/08/2020			345,000	(449)	890	441	0
	Pay	28-Day MXN-TIIE	5.500%	09/02/2022			552,800	(1,041)	384	0	(657)
	Pay	28-Day MXN-TIIE	5.750%	09/02/2022			500,000	(38)	(26)	0	(64)
	Pay	28-Day MXN-TIIE	6.570%	04/19/2024			16,400	0	53	53	0
	Pay	28-Day MXN-TIIE	6.320%	05/02/2024			1,300,000	1,998	471	2,469	0
JPM	Receive	3-Month USD-CPURNSA Index	2.455%	09/16/2024	$		100,000	0	7,432	7,432	0
MYC	Pay	28-Day MXN-TIIE	6.320%	05/02/2024		MXN	18,400	27	8	35	0
SOG	Pay	28-Day MXN-TIIE	6.240%	02/01/2021			600,000	100	1,496	1,596	0
UAG	Pay	1-Year BRL-CDI	11.250%	01/04/2021		BRL	266,100	(2,790)	(900)	0	(3,690)

								$(7,418)	$55,526	$58,635	$(10,527)

TOTAL RETURN SWAPS ON INDICES

									Swap Agreements, at Value
Counterparty	Pay/Receive	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized (Depreciation)	Asset	Liability
GST	Receive	IOS.FN.300.12 Index	N/A	1-Month USD-LIBOR	01/12/2043	$48,450		$(223)	$0	$(223)

Total Swap Agreements							$163,968	$(124,321)	$122,293	$(82,646)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received)/pledged as of March 31, 2015:

(m)	Securities with an aggregate market value of $115,709 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of March 31, 2015.

	Financial Derivative Assets				Financial Derivative Liabilities				Net Market Value of OTC Derivatives	Collateral (Received)/ Pledged	Net Exposure (6)
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter
BOA	$996,680	$23,366	$2,931	$1,022,977	$(102,633)	$(26,361)	$(1,541)	$(130,535)	$892,442	$(866,405)	$26,037
BPS	408,572	0	12,604	421,176	(199,351)	(46)	(10,338)	(209,735)	211,441	(226,440)	(14,999)
BRC	159,170	0	10,758	169,928	(193,910)	(19)	(16,100)	(210,029)	(40,101)	43,671	3,570
CBK	238,933	2,253	26,117	267,303	(221,252)	(9,637)	(991)	(231,880)	35,423	(19,259)	16,164
DUB	911,831	0	31,864	943,695	(168,048)	(4,798)	(8,488)	(181,334)	762,361	(746,030)	16,331
FBF	698,081	0	1,523	699,604	(158,742)	(5,286)	0	(164,028)	535,576	(545,180)	(9,604)
GLM	485,416	17,461	1,206	504,083	(199,277)	(18,849)	(152)	(218,278)	285,805	(305,500)	(19,695)
GST	0	0	9,432	9,432	0	0	(4,894)	(4,894)	4,538	(1,880)	2,658
HUS	169,069	229	5,737	175,035	(77,478)	(3,026)	(11,502)	(92,006)	83,029	(87,670)	(4,641)
JPM	743,794	16,242	10,471	770,507	(315,916)	(22,092)	(4,071)	(342,079)	428,428	(433,775)	(5,347)
MBC	0	0	781	781	0	0	(95)	(95)	686	(420)	266
MSB	181,913	126	0	182,039	(227,120)	0	0	(227,120)	(45,081)	45,389	308
MYC	0	18,913	4,957	23,870	0	(28,957)	(20,730)	(49,687)	(25,817)	9,175	(16,642)
NAB	600,739	0	0	600,739	0	0	0	0	600,739	(586,430)	14,309
NGF	50,731	0	0	50,731	(33,633)	0	0	(33,633)	17,098	(24,180)	(7,082)
RBC	12,078	0	0	12,078	0	0	0	0	12,078	(13,740)	(1,662)
RYL	0	0	1,116	1,116	0	(789)	0	(789)	327	(400)	(73)
SCX	954	0	0	954	(140)	0	0	(140)	814	81	895
SOG	16,244	0	1,779	18,023	0	(1,996)	0	(1,996)	16,027	(18,630)	(2,603)
UAG	578,118	0	1,017	579,135	(39,954)	(542)	(3,744)	(44,240)	534,895	(545,830)	(10,935)

Total Over the Counter	$6,252,323	$78,590	$122,293	$6,453,206	$(1,937,454)	$(122,398)	$(82,646)	$(2,142,498)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$72,614	$72,614
Swap Agreements	0	25	0	0	17,296	17,321

	$0	$25	$0	$0	$89,910	$89,935

See Accompanying Notes	33

Schedule of Investments PIMCO Total Return Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,252,323	$0	$6,252,323
Purchased Options	0	0	0	588	78,002	78,590
Swap Agreements	0	63,658	0	0	58,635	122,293

	$0	$63,658	$0	$6,252,911	$136,637	$6,453,206

	$0	$63,683	$0	$6,252,911	$226,547	$6,543,141

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19,648	$19,648
Swap Agreements	0	0	0	0	51,511	51,511

	$0	$0	$0	$0	$71,159	$71,159

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,937,454	$0	$1,937,454
Written Options	0	0	0	34,327	88,071	122,398
Swap Agreements	0	71,896	0	0	10,750	82,646

	$0	$71,896	$0	$1,971,781	$98,821	$2,142,498

	$0	$71,896	$0	$1,971,781	$169,980	$2,213,657

The Effect of Financial Derivative Instruments on the Statement of Operations for the Period Ended March 31, 2015:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(968)	$(968)
Written Options	0	0	0	0	79,639	79,639
Futures	23	0	0	0	2,855,280	2,855,303
Swap Agreements	0	67,661	0	0	(546,817)	(479,156)

	$23	$67,661	$0	$0	$2,387,134	$2,454,818

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,609,079	$0	$4,609,079
Purchased Options	0	0	0	0	5,466	5,466
Written Options	0	44,468	0	8,227	1,156,440	1,209,135
Swap Agreements	0	118,712	0	0	316,426	435,138

	$0	$163,180	$0	$4,617,306	$1,478,332	$6,258,818

	$23	$230,841	$0	$4,617,306	$3,865,466	$8,713,636

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(5,959)	$(5,959)
Futures	0	0	0	0	559,335	559,335
Swap Agreements	0	(10,835)	0	0	(3,530,010)	(3,540,845)

	$0	$(10,835)	$0	$0	$(2,976,634)	$(2,987,469)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,532,322	$0	$4,532,322
Purchased Options	0	0	0	(1,036)	(23,838)	(24,874)
Written Options	0	(9,052)	0	61,258	(83,856)	(31,650)
Swap Agreements	0	(180,621)	0	0	10,401	(170,220)

	$0	$(189,673)	$0	$4,592,544	$(97,293)	$4,305,578

	$0	$(200,508)	$0	$4,592,544	$(3,073,927)	$1,318,109

34	See Accompanying Notes

March 31, 2015

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of March 31, 2015 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Investments in Securities, at Value
Bank Loan Obligations	$0	$183,828	$19,268	$203,096
Corporate Bonds & Notes
Banking & Finance	0	16,358,167	439,357	16,797,524
Industrials	0	1,365,780	55,446	1,421,226
Utilities	0	1,287,681	12	1,287,693
Municipal Bonds & Notes
Alabama	0	12,424	0	12,424
California	0	3,045,547	0	3,045,547
Connecticut	0	4,565	0	4,565
Florida	0	6,990	0	6,990
Georgia	0	180,245	0	180,245
Illinois	0	521,026	0	521,026
Indiana	0	9,206	0	9,206
Iowa	0	33,846	0	33,846
Kentucky	0	229	0	229
Louisiana	0	67,712	0	67,712
Massachusetts	0	28,627	0	28,627
Michigan	0	19,062	0	19,062
Nebraska	0	11,985	0	11,985
Nevada	0	104,252	0	104,252
New Jersey	0	8,124	0	8,124
New York	0	253,219	0	253,219
North Carolina	0	13,418	0	13,418
Ohio	0	547,420	0	547,420
Pennsylvania	0	58,779	0	58,779
Rhode Island	0	193	0	193
Tennessee	0	8,062	0	8,062
Texas	0	96,858	0	96,858
Utah	0	835	0	835
Washington	0	1,761	0	1,761
West Virginia	0	133,621	0	133,621
Wisconsin	0	563	0	563
U.S. Government Agencies	0	30,925,382	19,031	30,944,413
U.S. Treasury Obligations	0	43,544,123	0	43,544,123

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 03/31/2015
Mortgage-Backed Securities	$0	$10,356,303	$257,706	$10,614,009
Asset-Backed Securities	0	3,445,231	0	3,445,231
Sovereign Issues	0	11,912,926	0	11,912,926
Convertible Preferred Securities
Banking & Finance	0	222,840	0	222,840
Preferred Securities
Banking & Finance	10,210	4,111	0	14,321
Short-Term Instruments
Certificates of Deposit	0	1,647,612	0	1,647,612
Commercial Paper	0	106,378	0	106,378
Repurchase Agreements	0	55,700	0	55,700
Short-Term Notes	0	0	221,899	221,899
Japan Treasury Bills	0	2,339,577	0	2,339,577
Mexico Treasury Bills	0	40,221	0	40,221
U.S. Treasury Bills	0	122,812	0	122,812
	$10,210	$129,087,241	$1,012,719	$130,110,170

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,996,961	$0	$0	$10,996,961
Total Investments	$11,007,171	$129,087,241	$1,012,719	$141,107,131

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(40,097)	$0	$(40,097)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	72,614	17,321	0	89,935
Over the counter	0	6,452,411	795	6,453,206
	$72,614	$6,469,732	$795	$6,543,141

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(19,648)	(51,511)	0	(71,159)
Over the counter	0	(2,142,498)	0	(2,142,498)
	$(19,648)	$(2,194,009)	$0	$(2,213,657)

Totals	$11,060,137	$133,322,867	$1,013,514	$145,396,518

There were no significant transfers between Levels 1 and 2 during the period ended March 31, 2015.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended March 31, 2015:

Category and Subcategory	Beginning Balance at 03/31/2014	Net Purchases (1)	Net Sales (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 03/31/2015	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 03/31/2015 (2)
Investments in Securities, at Value
Bank Loan Obligations	$6,759	$19,279	$(6,742)	$(18)	$(74)	$64	$0	$0	$19,268	$(11)
Corporate Bonds & Notes
Banking & Finance	557,962	30,929	(56,118)	(293)	(1,703)	(1,496)	7,841	(97,765)	439,357	5,024
Industrials	74,416	0	(16,050)	(166)	324	(3,283)	205	0	55,446	(1,300)
Utilities	96	0	(73)	0	1	(12)	0	0	12	(2)
U.S. Government Agencies	31,422	340	(8,464)	274	(145)	1,528	0	(5,924)	19,031	1,596
Mortgage-Backed Securities	164	46,493	(17,256)	9	154	(91)	228,233	0	257,706	(101)
Asset-Backed Securities	26,231	0	(8,836)	3	13	(222)	0	(17,189)	0	0
Short-Term Instruments
Short-Term Notes	0	222,000	0	1,172	0	(1,273)	0	0	221,899	(1,273)

	$697,050	$319,041	$(113,539)	$981	$(1,430)	$(4,785)	$236,279	$(120,878)	$1,012,719	$3,933

Financial Derivative Instruments - Assets
Over the counter	$0	$1,131	$0	$0	$0	$(336)	$0	$0	$795	$(336)

Financial Derivative Instruments - Liabilities
Over the counter	$(6,811)	$0	$0	$0	$0	$2,350	$0	$4,461	$0	$0

Totals	$690,239	$320,172	$(113,539)	$981	$(1,430)	$(2,771)	$236,279	$(116,417)	$1,013,514	$3,597

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 03/31/2015	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Bank Loan Obligations	$19,268	Benchmark Pricing	Base Price	99.98
Corporate Bonds & Notes
Banking & Finance	439,357	Benchmark Pricing	Base Price	98.63 - 115.50
Industrials	7,963	Benchmark Pricing	Base Price	105.20
	47,483	Third Party Vendor	Broker Quote	29.00 - 117.50
Utilities	12	Third Party Vendor	Broker Quote	100.75
U.S. Government Agencies	19,031	Benchmark Pricing	Base Price	89.07 - 107.00
Mortgage-Backed Securities	254,611	Benchmark Pricing	Base Price	0.20 - 105.13
	3,095	Third Party Vendor	Broker Quote	79.00
Short-Term Instruments
Short-Term Notes	221,899	Indicative Market Quotation	Broker Quote	98.75 - 99.58

Financial Derivative Instruments - Assets
Over the counter	795	Indicative Market Quotation	Broker Quote	1.01

Total	$1,013,514

(1)

Net Purchases and Sales for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at March 31, 2015 may be due to an investment no longer held or categorized as Level 3 at period end.

See Accompanying Notes	35

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA	NAB	National Australia Bank Ltd.
BOA	Bank of America N.A.	GSC	Goldman Sachs & Co.	NGF	Nomura Global Financial Products, Inc.
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RBC	Royal Bank of Canada
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	RYL	Royal Bank of Scotland Group PLC
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SCX	Standard Chartered Bank
CBK	Citibank N.A.	JPM	JPMorgan Chase Bank N.A.	SOG	Societe Generale
CFR	Credit Suisse Securities (Europe) Ltd.	MBC	HSBC Bank Plc	SSB	State Street Bank and Trust Co.
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services, Inc.	UBS	UBS Securities LLC
FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

Currency Abbreviations:
AUD	Australian Dollar	EUR	Euro	JPY	Japanese Yen
BRL	Brazilian Real	GBP	British Pound	MXN	Mexican Peso
CAD	Canadian Dollar	HKD	Hong Kong Dollar	NZD	New Zealand Dollar
CHF	Swiss Franc	ILS	Israeli Shekel	SAR	Saudi Riyal
CNY	Chinese Renminbi (Mainland)	INR	Indian Rupee	USD (or $)	United States Dollar
DKK	Danish Krone

Exchange Abbreviations:
OTC	Over the Counter

Index Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	IOS.FN	Interest-Only Synthetic Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MCDX	Municipal Bond Credit Derivative Index

Other Abbreviations:
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio
CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of PIMCO Funds and Shareholders of PIMCO Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights (included in Item 1 of this Form N-CSR) and the schedule of investments (included in Item 6 of this Form N-CSR) present fairly, in all material respects, the financial position of the PIMCO Total Return Fund (the “Fund”) at March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements, financial highlights, and schedule of investments (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

May 26, 2015

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The Governance Committee has a policy in place for considering Trustee candidates recommended by shareholders. The Governance Committee may consider potential Trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance Committee will not consider submissions in which the Nominating Shareholder is the Trustee candidate.

Item 11.	Controls and Procedures.

	(a)	The principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (“1940 Act”)) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

	(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Exhibit 99.CODE—Code of Ethics to Section 406 of the Sarbanes-Oxley Act of 2002.

	(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

	(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ PETER G. STRELOW
Peter G. Strelow President and Principal Executive Officer

Date: May 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW
Peter G. Strelow President and Principal Executive Officer

Date: May 28, 2015

By:	/s/ TRENT W. WALKER
Trent W. Walker
Treasurer, Principal Financial and Accounting Officer

Date: May 28, 2015